                                                                             UNITED STATES

                                                        SECURITIES AND EXCHANGE COMMISSION

                                                                    WASHINGTON, D.C. 20549

                                                                                 FORM N-PX

                                                      ANNUAL REPORT OF PROXY VOTING RECORD

                                                                                        OF

                                                REGISTERED MANAGEMENT INVESTMENT COMPANIES

  INVESTMENT COMPANY ACT FILE NUMBER:                    811-5972

  NAME OF REGISTRANT:                                                    VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

  ADDRESS OF REGISTRANT:                                              PO BOX 2600, VALLEY FORGE, PA 19482

  NAME AND ADDRESS OF AGENT FOR SERVICE:              HEIDI STAM

                                                                                           PO BOX 876

                                                                                           VALLEY FORGE, PA 19482

  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (610) 669-1000

  DATE OF FISCAL YEAR END:                                          OCTOBER 31

  DATE OF REPORTING PERIOD:                                        JULY 1, 2009 - JUNE 30, 2010

  FUND:   VANGUARD TOTAL WORLD STOCK INDEX FUND

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  ISSUER:                  3I GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G88473148

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Company's                 ISSUER            YES             FOR                  FOR

Accounts for the year to 31 MAR 2009, the Directors'

report and the Auditors' report on those Accounts and

 on the auditable part of the Directors' remuneration

 report

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the year to 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. M.J. Queen as a Director        ISSUER            YES         AGAINST           AGAINST

 of the Company

PROPOSAL #4.: Re-appoint Mr. R.H. Meddings as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-appoint Mr. Mme C.J. M Morin-Postel         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #6.: Re-appoint Mr. O.H.J. Stocken as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appoint Mrs. J.S. Wilson as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8.: Re-appoint Ernst & Young LLP as the              ISSUER            YES             FOR                  FOR

Auditors of the Company to hold office until the

conclusion of the next GM at which accounts are laid

before the members

PROPOSAL #9.: Authorize the Board to fix the                       ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #10.: Authorize the Company and any Company         ISSUER            YES             FOR                  FOR

which is or becomes a subsidiary of the Company at

any time during the period for which this resolution

has effect: a] make political donations to political

parties or independent election candidates not

exceeding GBP 20,000 in total; b] make political

donations to political organizations other than

political parties not exceeding GBP 20,000 in total;

and c] incur political expenditure not exceeding GBP

20,000 in total; [Authority expires the earlier of

the conclusion of the AGM of the Company to be held

in 2010 or 07 OCT 2010]; provided that the aggregate

amount of political donations and political

expenditure made or incurred by the Company and its

subsidiaries pursuant to this resolution shall not

exceed GBP 20,000; any terms used in the resolution

which are defined in part 14 of the Companies Act

2006 shall bear the same meaning for the purpose of

this resolution

PROPOSAL #11.: Authorize the Directors, in                          ISSUER            YES             FOR                  FOR

substitution for all pre-existing authorities to the

extent unused, save for the authority conferred on 27

 MAY 2009, to allot relevant securities [Section 80

of the Companies Act 1985] up to an aggregate nominal

 amount of GBP 102,800,000; [Authority expires the

earlier of the conclusion of the AGM of the Company

to be held in 2010 or 07 OCT 2010]; and the Directors

 may allot relevant securities after the expiry of

this authority in pursuance of such an offer or

agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

passing of Resolution 11 and in substitution of all

pre-existing authorities to the extent unused, save

for the authority conferred on 27 MAY 2009, pursuant

to Section 95 of the Companies Act 1985 to allot

equity securities [Section 94 of the said Act]

pursuant to the authority conferred by Resolution 11

above, and/or to allot equity securities where such

allotment constitutes an allotment of equity

securities by virtue of section 94[3A] of the said

Act, for cash as if sub-Section [1] of Section 89 of

the said Act did not apply to any such allotment,

provided that this power shall be limited to the

allotment of equity securities: a] in connection with

 an offer of such securities by way of rights, or

other pre-emptive offer, to holders of ordinary

shares; b] up to an aggregate nominal value of GBP

35,500,000; [Authority expires the earlier of the

conclusion of the AGM of the Company to be held in

2010 or 07 OCT 2010]; and the Directors may allot

equity securities after the expiry of this authority

in pursuance of such an offer or agreement made prior

PROPOSAL #S.13: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Article 6 of the Company's Articles of

Association, to make market purchases [as specified

in Section 163[3] of the Companies Act 1985] of its

ordinary shares provided that: the Company dos not

purchase under this authority more than 96,000,000

ordinary shares; the Company does not pay for each

such ordinary share less than the nominal amount of

such ordinary share at the time of purchase and the

Company does not pay for each such ordinary share

more than 105% of the average of the closing mid-

market prices of the ordinary shares for the 5

business days, immediately preceding the date on

which the Company agrees to buy shares concerned

based on the share prices published in the Daily

Official List of the London Stock Exchange;

[Authority expires the earlier of the conclusion of

the AGM of the Company to be held in 2010 or 07 OCT

2010]; the Company, before the expiry, may make a

contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #S.14: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Article 6 of the Company's Articles of

Association, to make market purchases [Section 163[3]

 of the Companies Act 1985] of its B Shares in issue

at the date of this notice provided that: Company

does not purchase under the authority more than

9,305,993 B shares; the Company does not pay for each

 such B share less than 1 penny and the B share more

than 127p; [Authority expires the earlier of the

conclusion of the AGM of the Company to be held in

2010 or 07 OCT 2010]; the Company, before the expiry,

 may make a contract to purchase B shares which will

or may be executed wholly or partly after such expiry

PROPOSAL #S.15: Approve a General Meeting other than         ISSUER            YES             FOR                  FOR

AGM may be called on not less than 14 clear days'

notice

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  ISSUER:                  3M COMPANY

  TICKER:                  MMM                 CUSIP:   88579Y101

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LINDA G. ALVARADO        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GEORGE W. BUCKLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: VANCE D. COFFMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MICHAEL L. ESKEW         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: W. JAMES FARRELL         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: HERBERT L. HENKEL        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: EDWARD M. LIDDY           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT S. MORRISON      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: AULANA L. PETERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ROBERT J. ULRICH         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS 3M'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO APPROVE THE AMENDED 2008 LONG-TERM          ISSUER            YES             FOR                  FOR

INCENTIVE PLAN AND TO APPROVE THE EXPANDED

PERFORMANCE CRITERIA AVAILABLE UNDER THE 2008 LONG-

TERM INCENTIVE PLAN.

PROPOSAL #04: STOCKHOLDER PROPOSAL ON SPECIAL                 SHAREHOLDER        YES         AGAINST               FOR

MEETINGS.

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  ISSUER:                  A.P. MOELLER - MAERSK A/S

  TICKER:                  N/A                 CUSIP:   K0514G101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Report on the activities of the Company         ISSUER             NO              N/A                  N/A

during the past FY

PROPOSAL #B: Submission of the audited annual report         ISSUER             NO              N/A                  N/A

for adoption

PROPOSAL #C: Resolution to grant discharge to the              ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #D: Resolution on appropriation of profit,          ISSUER             NO              N/A                  N/A

including the amount of dividends, or covering of

loss in accordance with the adopted annual report;

the board proposes payment of a dividend of DKK 325

per share of DKK 1,000

PROPOSAL #E: Resolution on authority to acquire own          ISSUER             NO              N/A                  N/A

share: the Board proposes to acquire own shares of a

nominal value up to 10% of the Company's share

capital, the purchase price must not deviate by more

than 10% from the price quoted on Nasdaq OMX

Copenhagen A/S on the date of the purchase, this

authorization is in force until the Company's next AGM

PROPOSAL #F: Any requisite Election of Members for            ISSUER             NO              N/A                  N/A

the Board of Directors, Ane M rsk Mc-Kinney Uggla,

Poul J. Svanholm, Jan Leschly, Lars Kann-Rasmussen,

Sir John Bond, Lars Pallesen, John Axel Poulsen and

Cecilie Mose Hansen stand down from the Board of

Directors, the Board proposes re-election of Ane

Maersk Mc-Kinney Uggla, Jan Leschly, Sir John Bond,

Lars Pallesen and John Axel Poulsen, furthermore, the

 Board proposes election of Robert J. Routs, Arne

Karlsson and Erik Rasmussen

PROPOSAL #G: Election of Auditors: According to the          ISSUER             NO              N/A                  N/A

Articles of Association, KPMG Statsautoriseret

Revisionspartnerselskab and Grant Thornton

Statsautoriseret Revisionsaktieselskab stand down,

the Board proposes re-election of KPMG

Statsautoriseret Revisionspartnerselskab and Grant

Thornton Statsautoriseret Revisionsaktieselskab

PROPOSAL #H: Deliberation of any proposals submitted         ISSUER             NO              N/A                  N/A

by the Board of Directors or by shareholders, as a

consequence of the new Danish Companies Act, a change

 of the Articles of Association; the changes of the

Articles of Association is as follows: amend Articles

 2, 9, 10, 11, 13 and 14, as specified

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  ISSUER:                  A.P. MOELLER - MAERSK A/S

  TICKER:                  N/A                 CUSIP:   K0514G135

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Report on the activities of the Company         ISSUER             NO              N/A                  N/A

during the past FY

PROPOSAL #B: Adopt the audited annual report                       ISSUER             NO              N/A                  N/A

PROPOSAL #C: Grant discharge to the Directors                      ISSUER             NO              N/A                  N/A

PROPOSAL #D: Approve the appropriation of profit,              ISSUER             NO              N/A                  N/A

including the amount of dividends, or covering of

loss in accordance with the adopted annual report;

payment of a dividend of DKK 325 per share of DKK

PROPOSAL #E: Authorize the Board to allow the Company        ISSUER             NO              N/A                  N/A

 acquire own shares of a nominal value up to 10% of

the Company's share capital; the purchase price must

not deviate by more than 10% from the price quoted on

 Nasdaq OMX Copenhagen A/S on the date of the

purchase; [Authority expires at the conclusion of the

 Company's next AGM]

PROPOSAL #F.1: Re-election of Ane Maersk Mc-Kinney            ISSUER             NO              N/A                  N/A

Uggla, as the Member of the Board of Directors

PROPOSAL #F.2: Re-election of Jan Leschly, as the              ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.3: Re-election of Sir John Bond, as the          ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.4: Re-election of Lars Pallesen, as the          ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.5: Re-election of John Axel Poulsen, as          ISSUER             NO              N/A                  N/A

the Member of the Board of Directors

PROPOSAL #F.6: Election of Robert J. Routs, as the            ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.7: Election of Arne Karlsson, as the                ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #F.8: Election of Erik Rasmussen, as the              ISSUER             NO              N/A                  N/A

Member of the Board of Directors

PROPOSAL #G.1: Re-election of KPMG Statsautoriseret          ISSUER             NO              N/A                  N/A

Revisionspartnerselskab as the Auditors according to

the Articles of Association

PROPOSAL #G.2: Re-election of Grant Thornton                       ISSUER             NO              N/A                  N/A

Statsautoriseret Revisionsaktieselskab as the

Auditors according to the Articles of Association

PROPOSAL #H.1: Amend the Article 2, 3rd paragraph of         ISSUER             NO              N/A                  N/A

the Articles of Association, as specified

PROPOSAL #H.2: Amend the Article 2, 4th and 5th                 ISSUER             NO              N/A                  N/A

paragraph of the Articles of Association, as specified

PROPOSAL #H.3: Amend the Article 9 of the Articles of        ISSUER             NO              N/A                  N/A

 Association, as specified

PROPOSAL #H.4: Amend the Article 10 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

PROPOSAL #H.5: Amend the Article 11 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

PROPOSAL #H.6: Amend the Article 13 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

PROPOSAL #H.7: Amend the Article 14 of the Articles          ISSUER             NO              N/A                  N/A

of Association, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  A2A SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T0140L103

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the destination of profit at 31         ISSUER             NO              N/A                  N/A

DEC 2009 and the distribution of dividend

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ABAN OFFSHORE LTD

  TICKER:                  N/A                 CUSIP:   Y0001N135

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit and loss

account for the YE as on that date, together with the

 reports of the Board of Directors and the Auditors

thereon

PROPOSAL #2.: Declare a dividend @ 8% p.a. on Non              ISSUER            YES             FOR                  FOR

Convertible Cumulative Redeemable Preference Shares

for the YE 31 MAR 2009

PROPOSAL #3.: Declare a dividend @ 9% p.a. on                     ISSUER            YES             FOR                  FOR

Cumulative Non Convertible Redeemable Preference

Shares for the YE 31 MAR 2009

PROPOSAL #4.: Declare a dividend @ 9.25% p.a.                     ISSUER            YES             FOR                  FOR

[prorata] on Non Convertible Cumulative Redeemable

Preference Shares for the period ended 31 MAR 2009

PROPOSAL #5.: Declare a dividend @ 180% on the paid          ISSUER            YES             FOR                  FOR

up Equity Share Capital of the Company for the YE 31

MAR 2009 a) @ INR 3.60 per fully paid equity share b)

 @ INR 1.80 per partly paid equity share

PROPOSAL #6.: Re-appoint Mr. C.P. Gopalkrishnan as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint Mr. K. Bharathan as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #S.8: Re-appoint Messrs. Ford, Rhodes, Parks        ISSUER            YES             FOR                  FOR

 & Co., Chartered Accountants, Chennai as the

Auditors of the Company to hold office from the

conclusion of this AGM to the conclusion of the next

AGM, to conduct the audit on a remuneration as may be

 paid on a progressive billing basis, to be agreed

between the Auditor and the Board or any Committee

PROPOSAL #9.: Appoint Mr. Satish Chandra Gupta as a          ISSUER            YES             FOR                  FOR

Director of the Company, liable to retire by rotation

PROPOSAL #S.10: Authorize the Board of Directors                ISSUER            YES         AGAINST           AGAINST

[hereinafter referred to as the Board, which term

shall be deemed to include any Committee thereof], in

 accordance with the provisions of Section 81 and

81(1A) and all other applicable provisions, if any,

of the Companies Act, 1956 [including any statutory

modification(s) or re-enactment thereof] and relevant

 provisions of the Memorandum of Association and

Articles of Association of the Company, the Foreign

Exchange Management Act, 1999, and the Issue of

Foreign Currency Convertible Bonds and Ordinary

Shares [through Depository Receipt Mechanism] Scheme,

 1993, guidelines prescribed by the Securities and

Exchange Board of India [SEBI] and subject to such

approvals, consents, permissions and/or sanction of

the Ministry of Finance of the Government of India,

Reserve Bank of India and any other appropriate

authorities, institutions or bodies, as may be

necessary and subject to such terms and conditions,

modifications, alterations as may be prescribed

and/or specified by any of them in granting any such

approval, consent, permission or sanction, to offer,

issue, and allot, in the course of one or more

offerings, in one or more foreign markets, any

securities [including but not limited to Equity

Shares, Global Depository Receipts American

Depository Receipts/Shares, Foreign Currency

Convertible Bonds, Convertible Bonds, Euro-

Convertible Bonds that are convertible at the option

of the Company and/or at the option of the holders of

 such securities, securities partly or fully

convertible into Equity Shares and/or securities

linked to Equity Shares and/or any instruments or

securities with or without detachable warrants

secured or unsecured or such other types of

securities representing either Equity Shares or

convertible securities] [hereinafter referred to as

Securities] to Foreign/Domestic investors, Non-

residents, Foreign Institutional Investors/Foreign

Companies/NRI(s)/Foreign National(s) or such other

entities or persons as may be decided by the Board,

whether or not such persons/entities/investors are

Members of the Company through Prospectus, Offering

Letter, Circular to the general public and/or through

 any other mode or on private placement basis as the

case may be from time to time in one or more tranches

 as may be deemed appropriate by the Board on such

terms and conditions as the Board may in its absolute

 discretion deem fit for an amount not exceeding USD

400 Million or its equivalent currencies including

green shoe option on such terms and conditions

including pricing as the Board may in its sole

discretion decide including the form and the persons

to whom such Securities may be issued and all other

terms and conditions and matters connected therewith;

 approve that without prejudice to the generality of

the above the aforesaid issue of the Securities may

have all or any term or combination of terms in

accordance with normal practice including but not

limited to conditions in relation to payment of

PROPOSAL #S.11: Authorize Board [herein after called         ISSUER            YES         AGAINST           AGAINST

the Board which term shall be deemed to include any

committee which the Board may have constituted or

hereinafter constitute to exercise its powers

including the power conferred by this resolution],

pursuant to Section 81(1A) and all other applicable

provisions of the Companies Act 1956 [including any

statutory modification or re-enactment thereof for

the time being in force] and enabling provisions of

the Memorandum and Articles of Association of the

Company, the Listing Agreement entered into with the

Stock Exchanges and subject to the provisions of

Chapter XIII A of the SEBI [Disclosure and Investor

Protection] guidelines 2000 [SEBI DIP Guidelines] the

 provisions of the Foreign Exchange Management Act

1999 and the Foreign Exchange Management [Transfer or

 issue of security by a Person Resident Outside

India] Regulations 2000 applicable rules,

regulations, guidelines or Laws or any approval,

consent, permission or sanction of the Central

Government, Reserve Bank of India or any other

appropriate authorities, institution or bodies

[hereinafter collectively referred to as the

appropriate authorities] and subject to such

conditions as may be prescribed by anyone of them

while granting any such approval, consent, permission

 and/or sanction [hereinafter referred to as the

requisite approvals] to issue, offer and allot equity

 shares/fully convertible debentures/partly

convertible debentures/non convertible debentures

with warrants/any other securities[other than

warrants] which are convertible into or exchangeable

with equity shares on such date as may be determined

by the Board but not later than 60 months from the

date of allotment (collectively referred to as

Qualified Institutional Placement [QIP] Securities to

 the Qualified institutional Buyers [QIBs] as per the

 SEBI DIP Guidelines, on the basis of placement

document[s] at such time and times in one or more

tranche or tranches at par or at such price or prices

 and on such terms and conditions and in such manner

as the Board may in its absolute discretion determine

 in consultation with the Lead Managers, Advisors or

other intermediaries for an amount not exceeding INR

2500 crores including such premium amount as may be

finalized by the Board; approve the relevant date for

 the determination of applicable for the issue of the

 QIP Securities shall be the date on which the Board

of the Company decide to open the proposed issue or

incase of securities which are convertible into or

exchangeable with equity shares at a later date, the

date on which the holder of such securities becomes

entitled to apply for shares shall be the relevant

date [Relevant date]; authorize the Board to issue

and allot such number of equity shares as may be

required to be issued and allotted upon conversion of

 any securities referred to in paragraph above or as

may be necessary in accordance with the terms of the

offering all such shares shall be subject to the

provisions of Memorandum of Association & Articles of

 Association of the company and being

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ABB LTD

  TICKER:                  N/A                 CUSIP:   H0010V101

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and                        ISSUER            YES             FOR                  FOR

consolidated financial statements, annual financial

statements and the Auditors' reports

PROPOSAL #2.1: Approve the annual report, the                     ISSUER            YES             FOR                  FOR

consolidated financial statements, and the annual

financial statements for 2009

PROPOSAL #2.2: Approve to accept the remuneration              ISSUER            YES             FOR                  FOR

report as per the specified pages of the annual report

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the persons entrusted with

Management for fiscal 2009

PROPOSAL #4.: Approve to release CHF 340,000,000 of          ISSUER            YES             FOR                  FOR

the legal reserves and allocate those released

reserves to other reserves and to carry forward the

available earnings in the amount of CHF 3,893,861,784

PROPOSAL #5.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,587,160,187.38 by CHF 34,919,500.00 to CHF

3,552,240,687.38 by way of cancellation of the

22,675,000 shares with a nominal value of CHF 1.54

each which were bought back by the Company under the

share buyback program announced in February 2008; to

confirm as a result of the report of the Auditors,

that the claims of the creditors are fully covered

notwithstanding the capital reduction; amend Article

4 Para.1 of the Articles of Incorporation according

to the specified wording as per the date of the entry

 of the capital reduction in the commercial register

PROPOSAL #6.: Approve to reduce the share capital of         ISSUER            YES             FOR                  FOR

CHF 3,552,240,687.38 by CHF 1,176,391,396.47 to CHF

2,375,849,290.91 by way of reducing the nominal value

 of the registered shares from CHF 1.54 by CHF 0.51

to CHF 1.03 and to use the nominal value reduction

amount for repayment to the shareholders; to confirm

as a result of the report of the auditors, that the

claims of the creditors are fully covered

notwithstanding the capital reduction; and amend

Article 4 Para.1 of the Articles of Incorporation

according to the specified wording as per the date of

 the entry of the capital reduction in the commercial

 register and amend Article 4bis Paras. 1 and 4, and

Article 4ter Para. 1 of the Articles of

Incorporation, correspondingly reflecting the reduced

 nominal value of the registered shares from CHF 1.54

 by CHF 0.51 to CHF 1.03, as per the date of the

entry of the capital reduction in the commercial

PROPOSAL #7.: Approve, to the extent that the general        ISSUER            YES             FOR                  FOR

 meeting approves the Board of Directors' proposal

set forth in Item 6, to amend Article 13 para.1 of

the Articles of Incorporation as specified

PROPOSAL #8.1: Approve, to replace the current                   ISSUER            YES             FOR                  FOR

Article 6 of the Articles of Incorporation concerning

 the form of the shares with the specified new

PROPOSAL #8.2: Approve, to delete Section 6 of the            ISSUER            YES             FOR                  FOR

Articles of Incorporation consisting of Article 32

In-Kind Contributions and Article 33 Acquisitions of

Property

PROPOSAL #9.1: Re-elect Roger Agnelli, Brazilian to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.2: Re-elect Louis R. Hughes, American to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.3: Re-elect Hans Ulrich Marki, Swiss to          ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.4: Re-elect Michel de Rosen, French to            ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.5: Re-elect Michael Treschow, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.6: Re-elect Bernd W. Voss, German to the         ISSUER            YES             FOR                  FOR

Board of Directors for a further period of one year,

until the AGM 2011

PROPOSAL #9.7: Re-elect Jacob Wallenberg, Swedish to         ISSUER            YES             FOR                  FOR

the Board of Directors for a further period of one

year, until the AGM 2011

PROPOSAL #9.8: Re-elect Hubertus von Grunberg, German        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a further period of

one year, until the AGM 2011

PROPOSAL #10.: Election of Ernst & Young AG as the            ISSUER            YES             FOR                  FOR

Auditors for fiscal 2010

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  ISSUER:                  ABB LTD, BANGALORE

  TICKER:                  N/A                 CUSIP:   Y0005K103

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited balance            ISSUER            YES             FOR                  FOR

sheet as at 31 DEC 2009 and audited profit and loss

accounts for the YE on that date and reports of the

Directors and the Auditors thereon

PROPOSAL #2: Declare a dividend on equity shares                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect Mr. D.E. Udwadia as a Director,        ISSUER            YES             FOR                  FOR

 who retires by the rotation at this AGM

PROPOSAL #4: Re-elect Mr. N.S. Raghavan, who retires         ISSUER            YES             FOR                  FOR

by rotation at this AGM

PROPOSAL #5: Appointment of M/s. S.R. Batlibol and            ISSUER            YES             FOR                  FOR

Co., Chartered Accountants having registration number

 301003E, as statutory Auditors of the Company to

hold office form the conclusion of this AGM until the

 conclusion of the next AGM and authorize the Board

of Directors to fix their remuneration

PROPOSAL #6: Appointment of Mr. Francis Duggan as a          ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

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  ISSUER:                  ABBOTT LABORATORIES

  TICKER:                  ABT                 CUSIP:   002824100

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: R.J. ALPERN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.S. AUSTIN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.M. DALEY                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.J. FARRELL                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H.L. FULLER                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.A. OSBORN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.A.L. OWEN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.S. ROBERTS                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.C. SCOTT III                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.D. SMITHBURG                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G.F. TILTON                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.D. WHITE                                            ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS AUDITORS

PROPOSAL #03: SHAREHOLDER PROPOSAL-ADVISORY VOTE            SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: SHAREHOLDER PROPOSAL-SPECIAL                      SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER MEETINGS

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  ISSUER:                  ABC-MART,INC.

  TICKER:                  N/A                 CUSIP:   J00056101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

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  ISSUER:                  ABERCROMBIE & FITCH CO.

  TICKER:                  ANF                 CUSIP:   002896207

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EDWARD F. LIMATO         ISSUER            YES         AGAINST           AGAINST

(CLASS OF 2013)

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT A. ROSHOLT        ISSUER            YES             FOR                  FOR

 (CLASS OF 2013)

PROPOSAL #1C: ELECTION OF DIRECTOR: CRAIG R.                       ISSUER            YES         AGAINST           AGAINST

STAPLETON (CLASS OF 2013)

PROPOSAL #1D: ELECTION OF DIRECTOR: ELIZABETH M. LEE         ISSUER            YES             FOR                  FOR

(CLASS OF 2011)

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO APPROVE THE ABERCROMBIE & FITCH CO.         ISSUER            YES         AGAINST           AGAINST

2010 LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: TO APPROVE STOCKHOLDER PROPOSAL NO. 1      SHAREHOLDER        YES         AGAINST               FOR

DESCRIBED IN THE PROXY STATEMENT, IF THE STOCKHOLDER

PROPOSAL IS PROPERLY PRESENTED AT THE ANNUAL MEETING.

PROPOSAL #05: TO APPROVE STOCKHOLDER PROPOSAL NO. 2      SHAREHOLDER        YES             FOR               AGAINST

DESCRIBED IN THE PROXY STATEMENT, IF THE STOCKHOLDER

PROPOSAL IS PROPERLY PRESENTED AT THE ANNUAL MEETING.

PROPOSAL #06: TO APPROVE STOCKHOLDER PROPOSAL NO. 3      SHAREHOLDER        YES         ABSTAIN           AGAINST

DESCRIBED IN THE PROXY STATEMENT, IF THE STOCKHOLDER

PROPOSAL IS PROPERLY PRESENTED AT THE ANNUAL MEETING.

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  ISSUER:                  ABERTIS INFRAESTRUCTURAS SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E0003D111

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts, management         ISSUER            YES             FOR                  FOR

report and the retribution policy report

PROPOSAL #2: Approve to increase the social capital          ISSUER            YES             FOR                  FOR

charged to the premium issue with the modification of

 the Article 5 of the By-laws

PROPOSAL #3: Approve the delegation in the Board                ISSUER            YES             FOR                  FOR

members and the faculty to increase the social

capital until 50p of the social for 5 years

PROPOSAL #4: Re-elect the Board members                                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Appoint the Auditors                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Approve the delivery shares Plan 2010            ISSUER            YES             FOR                  FOR

and options over shares plan 2010

PROPOSAL #7: Authorize the Board members to purchase         ISSUER            YES             FOR                  FOR

own shares

PROPOSAL #8: Approve the delegation of the Board                ISSUER            YES             FOR                  FOR

members to issue stock, bonds and fixed income

valuables convertibles

PROPOSAL #9: Approve the delegation of Powers                      ISSUER            YES             FOR                  FOR

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  ISSUER:                  ABSA GROUP LTD

  TICKER:                  N/A                 CUSIP:   S0269J708

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Group's and the Company's          ISSUER            YES             FOR                  FOR

audited financial statements for the YE 31 DEC 2009

PROPOSAL #2.: Approve to sanction the proposed                   ISSUER            YES             FOR                  FOR

remuneration payable to Non-Executive Directors from

01 MAY 2010, as specified

PROPOSAL #3.: Re-appointment of                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Inc. and Ernst & Young Inc. as

 the Auditors of the Company until the conclusion of

PROPOSAL #4.1: Re-elect of D. C. Brink as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4.2: Re-elect of B. P. Connellan as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.3: Re-elect of G. Griffin as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4.4: Re-elect of D. C. Arnold as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #4.5: Re-elect of S. A. Fakie as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4.6: Re-elect of L. L. Von Zeuner as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.7: Re-elect of B. J. Willemse as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.8: Re-elect of R. Le Blanc as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4.9: Re-elect of M. J. Husain as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #4.10: Re-elect of S. G. Pretorius as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Appointment of D. W. P. Hodnett as a            ISSUER            YES             FOR                  FOR

Director of the Company on 01 MAR 2010

PROPOSAL #6.: Authorize the Directors, in terms of            ISSUER            YES             FOR                  FOR

Sections 221 and 222 of the Companies Act no 61 of

1973, as amended (the Companies Act), in order to

provide the directors with flexibility to issue the

unissued ordinary shares as and when suitable

situations arise authorized but unissued ordinary

shares of the Company (other than those specifically

identified and authorized for issue in terms of any

other authority by shareholders) are hereby placed

under the control of the Directors subject to any

applicable legislation and the Listings Requirements

of the JSE Limited (JSE) from time to time and any

other stock exchange upon which ordinary shares in

the capital of the Company may be quoted or listed

from time to time to allot and.issue those ordinary

shares on any such terms and conditions as they deem

fit, subject to the proviso that the aggregate number

 of ordinary shares able to be allotted and issued in

 terms of this resolution shall be limited to 5% of

the number of ordinary shares in issue as at 31 DEC

2009 the maximum number of shares that can be

allotted and issued in terms of the above is

35,910,502 ordinary shares being 5% of the

718,210,043 ordinary shares in issue as at 31 DEC 2009

PROPOSAL #S.7: Authorize the Company, in terms of              ISSUER            YES             FOR                  FOR

Section 85 of the Companies Act or any subsidiary of

the Company, the Company's Articles of Association

and the JSE Listings Requirements from time to time

and any other stock exchange upon which the

securities in the capital of the Company may be

quoted or listed from time to time, repurchase

ordinary shares issued by the Company; and may be

varied by a special resolution by any general meeting

 of the Company at any time prior to the next AGM it

is recorded that the Company or any subsidiary of the

 Company may only make a general repurchase of

ordinary shares if the repurchase of ordinary shares

is effected through the order book operated by the

JSE trading system and is done without any prior

understanding or arrangement between the Company or

the relevant subsidiary and the counterparty; the

Company or the relevant subsidiary is authorized

thereto by its Articles of Association; and in terms

of a special resolution of the Company or the

relevant subsidiary in general meeting; repurchases

are made at a price no greater than 10% the volume

weighted average of the market value for the ordinary

 shares for the 5 business days immediately preceding

 the date on which the repurchase is effected; at any

 point in time, the Company or the relevant

subsidiary may only appoint one agent to effect any

repurchases on the Company's behalf; the Company or

the relevant subsidiary only undertake repurchases

if, after such repurchase, the Company still complies

 with shareholder-spread requirements in terms of the

 JSE Listings Requirements; the Company or the

relevant subsidiary does not repurchase securities

during a prohibited period defined in terms of the

JSE Listings Requirements, unless it has a repurchase

 programme where the dates and quantities of

securities to be traded during the relevant period

are fixed (not subject to any variation) and full

details of the programme have been disclosed in an

announcement on SENS prior to the commencement of the

 prohibited period; a paid press announcement

containing full details of such repurchases is

published as soon as the Company has repurchased

ordinary shares constituting, on a cumulative basis,

3% of the number of securities in issue prior to the

repurchases and for each 3%, on a cumulative basis,

thereafter; and the general repurchase of any

ordinary shares is (notwithstanding the 20% limit in

the JSE Listings Requirements) limited to a maximum

of 10% of the Company's issued ordinary share capital

 in any one FY, in terms of the general authority

given under this special resolution any acquisition

of ordinary shares shall be subject to: the Companies

 Act; the JSE Listings Requirements and any other

applicable stock exchange rules, as may be amended

from time to time; and the sanction of any other

relevant authority whose approval is required in law,

 after having considered the effect of any

repurchases of ordinary shares pursuant to this

general authority the Directors of the Company in

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  ISSUER:                  ACC LTD

  TICKER:                  N/A                 CUSIP:   Y0002C112

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited profit and        ISSUER            YES             FOR                  FOR

 loss account for the FYE 31 DEC 2009 and the balance

 Sheet as on that date and the report of the

Directors and Auditors thereon

PROPOSAL #2: Declare a dividend                                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appointment of Mr. S.M. Palia as a            ISSUER            YES             FOR                  FOR

Director who retires by rotation

PROPOSAL #4: Re-appointment of Mr. Naresh Chandra, as        ISSUER            YES             FOR                  FOR

 a Director who retires by rotation

PROPOSAL #5: Re-appointment of Mr. Shailesh                        ISSUER            YES             FOR                  FOR

Haribhakti, as a Director who retires by rotation

PROPOSAL #6: Appoint Messrs.'S R Batliboi and                     ISSUER            YES             FOR                  FOR

Associates, as Chartered Accountants, as the Auditors

 of the Company on such remuneration as agreed by the

 Board of Directors and Auditors, in addition to

reimbursement of service tax and all out of pocket

expenses incurred in connection with the audit of the

 Accounts of the Company for the year ending 31 DEC

PROPOSAL #7: Appointment of Mr. Kuldip Kaura as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #S.8: Approve, in accordance with the                   ISSUER            YES             FOR                  FOR

provisions of Sections 198, 309(4) and all other

applicable provisions, if any, of the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof, the Articles of Association of the Company

and subject to all applicable approval(s) as may be

required, the payment of commission for a period of

five years commencing from 01JAN 2010, to the Non-

Executive Directors of the Company as may be decided

by the Board from time to time provided that the

total commission payable to the Non-Executive

Directors per annum shall not exceed 1% of the net

profits of the Company for that year as computed in

the manner referred to under Section 198(1) of the

Companies Act, 1956, with authority to the Board to

determine the manner and proportion in which the

amount be distributed among the Non-Executive

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  ISSUER:                  ACCENTURE LTD

  TICKER:                  ACN                 CUSIP:   G1150G111

  MEETING DATE:      8/5/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE SCHEME OF ARRANGEMENT          ISSUER            YES             FOR                  FOR

ATTACHED TO THE ACCOMPANYING PROXY STATEMENT AS ANNEX

 A AS IT APPLIES TO THE CLASS A COMMON SHAREHOLDERS.

PROPOSAL #02: APPROVAL OF THE MOTION TO ADJOURN THE          ISSUER            YES             FOR                  FOR

MEETING TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES

 IF THERE ARE INSUFFICIENT PROXIES TO APPROVE THE

SCHEME OF ARRANGEMENT AT THE TIME OF THE ACCENTURE

LTD CLASS A COMMON SHAREHOLDER CLASS MEETING.

PROPOSAL #03: IF THE SCHEME OF ARRANGEMENT IS                     ISSUER            YES             FOR                  FOR

APPROVED, APPROVAL OF THE ESTABLISHMENT OF

DISTRIBUTABLE RESERVES OF ACCENTURE PLC (THROUGH THE

REDUCTION OF ITS SHARE PREMIUM ACCOUNT) THAT WAS

PREVIOUSLY APPROVED BY ACCENTURE LTD AND THE OTHER

CURRENT SHAREHOLDERS OF ACCENTURE PLC (AS DESCRIBED

IN THE ACCOMPANYING PROXY STATEMENT).

PROPOSAL #04: APPROVAL OF THE MOTION TO ADJOURN THE          ISSUER            YES             FOR                  FOR

MEETING TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES

 IF THERE ARE INSUFFICIENT PROXIES TO APPROVE THE

PROPOSAL AT THE TIME OF THE SPECIAL GENERAL MEETING.

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  ISSUER:                  ACCENTURE PLC

  TICKER:                  ACN                 CUSIP:   G1151C101

  MEETING DATE:      2/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: RE-APPOINTMENT OF WILLIAM L. KIMSEY TO         ISSUER            YES             FOR                  FOR

THE BOARD OF DIRECTORS

PROPOSAL #1B: RE-APPOINTMENT OF ROBERT I. LIPP TO THE        ISSUER            YES             FOR                  FOR

 BOARD OF DIRECTORS

PROPOSAL #1C: RE-APPOINTMENT OF WULF VON SCHIMMELMANN        ISSUER            YES             FOR                  FOR

 TO THE BOARD OF DIRECTORS

PROPOSAL #02: RE-APPOINTMENT OF KPMG AS INDEPENDENT          ISSUER            YES             FOR                  FOR

AUDITORS FOR THE 2010 FISCAL YEAR AND AUTHORIZATION

OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO

DETERMINE KPMG'S REMUNERATION

PROPOSAL #03: APPROVAL OF ACCENTURE PLC 2010 SHARE            ISSUER            YES             FOR                  FOR

INCENTIVE PLAN

PROPOSAL #04: APPROVAL OF ACCENTURE PLC 2010 EMPLOYEE        ISSUER            YES             FOR                  FOR

 SHARE PURCHASE PLAN

PROPOSAL #05: AUTHORIZATION TO HOLD THE 2011 ANNUAL          ISSUER            YES             FOR                  FOR

GENERAL MEETING OF SHAREHOLDERS OF ACCENTURE PLC AT A

 LOCATION OUTSIDE OF IRELAND

PROPOSAL #06: AUTHORIZATION OF ACCENTURE TO MAKE                ISSUER            YES             FOR                  FOR

OPEN-MARKET PURCHASES OF ACCENTURE PLC CLASS A

ORDINARY SHARES

PROPOSAL #07: DETERMINATION OF THE PRICE RANGE AT              ISSUER            YES             FOR                  FOR

WHICH ACCENTURE PLC CAN RE-ISSUE SHARES THAT IT

ACQUIRES AS TREASURY STOCK

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACCIONA SA, MADRID

  TICKER:                  N/A                 CUSIP:   E0008Z109

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to review the annual accounts             ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve to review the management report         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the application of the results           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint the Auditors of Acciona,                ISSUER            YES             FOR                  FOR

Sociedad Anonima and its Group

PROPOSAL #5: Approve the renewal of the Board Members        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Approve the allocation of shares and              ISSUER            YES             FOR                  FOR

purchase option rights to the Board of Directors

PROPOSAL #7: Grant authority to purchase own shares           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

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  ISSUER:                  ACCOR SA, COURCOURONNES

  TICKER:                  N/A                 CUSIP:   F00189120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for            ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #2.: Approve the consolidated financial                ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #3.: Approve treatment of losses and                     ISSUER            YES             FOR                  FOR

dividends of EUR 1.05 per share

PROPOSAL #4.: Appointment of Mrs. Sophie Gasperment          ISSUER            YES             FOR                  FOR

as a Board Member

PROPOSAL #5.: Approve to renew Mr. Thomas J.                       ISSUER            YES             FOR                  FOR

Barrack's term as a Board Member

PROPOSAL #6.: Approve to renew Mr. Patrick Sayer's            ISSUER            YES             FOR                  FOR

term as a Board Member

PROPOSAL #7.: Approve remuneration of directors in            ISSUER            YES             FOR                  FOR

the aggregate amount of EUR 575,000

PROPOSAL #8.: Approve the regulated Agreement (CNP)           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Approve the regulated Agreement (Mr.            ISSUER            YES             FOR                  FOR

Paul Dubrule and Mr Gerard Pelisson)

PROPOSAL #10.: Approve the regulated Agreement (Mr.          ISSUER            YES         AGAINST           AGAINST

Gilles Pelisson)

PROPOSAL #11.: Approve the regulated Agreement (Mr.          ISSUER            YES         AGAINST           AGAINST

Jacques Stern)

PROPOSAL #12.: Approve the regulated Agreement (Mr.          ISSUER            YES             FOR                  FOR

Jacques Stern)

PROPOSAL #13.: Grant authority to repurchase of up to        ISSUER            YES             FOR                  FOR

 22,000,000 shares

PROPOSAL #E.14: Approve the reduction in share                   ISSUER            YES             FOR                  FOR

capital via cancellation of repurchased shares

PROPOSAL #E.15: Acknowledge dissolution without                 ISSUER            YES             FOR                  FOR

liquidation of seih and approve reduction of share

capital by cancellation of 2,020,066 repurchased

PROPOSAL #E.16: Approve the spin off agreement with          ISSUER            YES             FOR                  FOR

new services holding re-services activities

PROPOSAL #E.17: Powers for the formalities                           ISSUER            YES             FOR                  FOR

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  ISSUER:                  ACE LIMITED

  TICKER:                  ACE                 CUSIP:   H0023R105

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT M.                     ISSUER            YES             FOR                  FOR

HERNANDEZ

PROPOSAL #1B: ELECTION OF DIRECTOR: PETER MENIKOFF             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT RIPP                  ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: THEODORE E.SHASTA        ISSUER            YES             FOR                  FOR

PROPOSAL #02: AMENDMENT OF THE ARTICLES OF                          ISSUER            YES             FOR                  FOR

ASSOCIATION RELATING TO THE TREATMENT OF ABSTENTIONS

AND BROKER NON-VOTES

PROPOSAL #3A: APPROVAL OF THE ANNUAL REPORT                         ISSUER            YES             FOR                  FOR

PROPOSAL #3B: APPROVAL OF THE STATUTORY FINANCIAL              ISSUER            YES             FOR                  FOR

STATEMENTS OF ACE LIMITED

PROPOSAL #3C: APPROVAL OF THE CONSOLIDATED FINANCIAL         ISSUER            YES             FOR                  FOR

STATEMENTS

PROPOSAL #04: ALLOCATION OF DISPOSABLE PROFIT                      ISSUER            YES             FOR                  FOR

PROPOSAL #05: DISCHARGE OF THE BOARD OF DIRECTORS               ISSUER            YES             FOR                  FOR

PROPOSAL #06: AMENDMENT OF THE ARTICLES OF                          ISSUER            YES             FOR                  FOR

ASSOCIATION RELATING TO AUTHORIZED SHARE CAPITAL

PROPOSAL #7A: ELECTION OF PRICEWATERHOUSECOOPERS AG          ISSUER            YES             FOR                  FOR

(ZURICH) AS OUR STATUTORY AUDITOR UNTIL OUR NEXT

ANNUAL ORDINARY GENERAL MEETING

PROPOSAL #7B: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP (UNITED STATES) FOR

PURPOSES OF UNITED STATES SECURITIES LAW REPORTING

FOR THE YEAR ENDING DECEMBER 31, 2010

PROPOSAL #7C: ELECTION OF BDO AG (ZURICH) AS SPECIAL         ISSUER            YES             FOR                  FOR

AUDITING FIRM UNTIL OUR NEXT ANNUAL ORDINARY GENERAL

MEETING

PROPOSAL #08: APPROVAL OF THE ACE LIMITED 2004 LONG-         ISSUER            YES             FOR                  FOR

TERM INCENTIVE PLAN AS AMENDED THROUGH THE FIFTH

AMENDMENT

PROPOSAL #09: APPROVAL OF THE PAYMENT OF A DIVIDEND          ISSUER            YES             FOR                  FOR

IN THE FORM OF A DISTRIBUTION THROUGH REDUCTION OF

THE PAR VALUE OF OUR SHARES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACER INCORPORATED

  TICKER:                  N/A                 CUSIP:   Y0003F171

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.1: To report the business of 2009                      ISSUER             NO              N/A                  N/A

PROPOSAL #I.2: Supervisors' review report                             ISSUER             NO              N/A                  N/A

PROPOSAL #II.1: To accept 2009 Financial Statements          ISSUER            YES             FOR                  FOR

and Business Report

PROPOSAL #II.2: To approve the proposal for                        ISSUER            YES             FOR                  FOR

distribution of 2009 profits

PROPOSAL #II.3: To approve the capitalization of 2009        ISSUER            YES             FOR                  FOR

PROPOSAL #II.4: To approve the amendments to Acer's          ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #II.5: To approve amendments to Acer's                 ISSUER            YES             FOR                  FOR

Procedures Governing Lending of Capital to Others

PROPOSAL #II.6: To approve amendments to Acer's                 ISSUER            YES             FOR                  FOR

Procedures Governing Endorsement and Guarantee

PROPOSAL #II.7: To approve issuance of discounted              ISSUER            YES             FOR                  FOR

employee stock option

PROPOSAL #III.: Special motion                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACERINOX SA

  TICKER:                  N/A                 CUSIP:   E0060D145

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account, statement of changes

in equity for the year, cash flow statement and notes

 and management reports relating to Acerinox Sociedad

 Anonima and its Consolidated Group, as well as

decide on the application of the results of Acerinox,

 Sociedad Anonima, all for the YE 31 DEC 2009

PROPOSAL #2: Approve the distribution of a dividend          ISSUER            YES             FOR                  FOR

to be charged to free reserves for EUR 0.35 /share

payable on 05 JUL 2010

PROPOSAL #3: Approve the return, if any, contribution        ISSUER            YES             FOR                  FOR

 to shareholders under the Share Premium Account

amounting to EUR 0.10 per share

PROPOSAL #4: Approve, if any, of the Management of            ISSUER            YES             FOR                  FOR

the Board of Directors in the YE 31 DEC 2009

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

acquire own shares, either by itself or through any

of its affiliates, setting limits and requirements,

thereby canceling the authority granted by the AGM

held on day 28 DEC 2009

PROPOSAL #6: Approve the designation of Auditors,              ISSUER            YES             FOR                  FOR

both Acerinox, SA and its Consolidated Group for 2010

PROPOSAL #7: Approve the ratification, re-election            ISSUER            YES             FOR                  FOR

and where appropriate, appointment of Directors

PROPOSAL #8: Approve the explanatory report to the            ISSUER            YES             FOR                  FOR

general meeting of shareholders, on the matters

referred to in Article 116-bis of the Securities

Exchange Act

PROPOSAL #9: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 execution, correction and registration of the

resolutions adopted by the Board

PROPOSAL #10: Appointment of Comptrollers to write up        ISSUER            YES             FOR                  FOR

 the minutes of the proceedings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACOM CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J00105106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                   ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACS ACTIV DE CONSTRUC Y SERV

  TICKER:                  N/A                 CUSIP:   E7813W163

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

Management report

PROPOSAL #2: Acknowledge the corporate social                     ISSUER            YES             FOR                  FOR

responsibility report and the special report of the

Article 116 BIS of the markets shares law of 2009

PROPOSAL #3: Approve the Management of the Board                ISSUER            YES             FOR                  FOR

member

PROPOSAL #4: Ratify the Appointment of the Board                ISSUER            YES         AGAINST           AGAINST

member

PROPOSAL #5: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Grant authority to purchase own shares           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Grant authority to establish a Option            ISSUER            YES             FOR                  FOR

Plan on shares

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the minutes of the proceedings           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACTELION LTD., ALLSCHWIL

  TICKER:                  N/A                 CUSIP:   H0032X135

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the business report consisting          ISSUER            YES             FOR                  FOR

of the annual report as well as of the annual

Statutory accounts and the consolidated accounts as

of 31 DEC 2009

PROPOSAL #2: Approve the use of result of the annual         ISSUER            YES             FOR                  FOR

accounts as of 31 DEC 2009

PROPOSAL #3: Grant discharge to the Board of                       ISSUER            YES             FOR                  FOR

Directors and the Senior Management

PROPOSAL #4.1: Re-elect Werner Henrich as a Board              ISSUER            YES             FOR                  FOR

Member for a new term of office of three years

PROPOSAL #4.2: Re-elect Armin Kessler as a Board                ISSUER            YES             FOR                  FOR

Member for a new term of office of three years

PROPOSAL #4.3: Re-elect Jean Malo as a Board Member          ISSUER            YES             FOR                  FOR

for a new term of office of three years

PROPOSAL #5: Appointment of Ernst and Young AG, Basel        ISSUER            YES             FOR                  FOR

 as the Statutory Auditors for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACTIVISION BLIZZARD INC

  TICKER:                  ATVI               CUSIP:   00507V109

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2008 INCENTIVE PLAN, AS        ISSUER            YES             FOR                  FOR

 AMENDED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ACTIVISION BLIZZARD INC

  TICKER:                  ATVI               CUSIP:   00507V109

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PHILIPPE G.H.              ISSUER            YES             FOR                  FOR

CAPRON

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT J. CORTI           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: FREDERIC R. CREPIN      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BRIAN G. KELLY             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT A. KOTICK         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JEAN-BERNARD LEVY        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ROBERT J. MORGADO        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DOUGLAS P. MORRIS        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: STEPHANE ROUSSEL         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RICHARD SARNOFF           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: REGIS TURRINI               ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE 2008 INCENTIVE PLAN, AS AMENDED        ISSUER            YES             FOR                  FOR

 AND RESTATED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADANI ENTERPRISES LIMITED

  TICKER:                  N/A                 CUSIP:   Y00106131

  MEETING DATE:      8/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, profit and loss account for

the YE on that date, the reports of the Board of

Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Dr. A. C. Shah as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri Vasant S. Adani as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint M/s. Dharmesh Parikh and Co.,          ISSUER            YES             FOR                  FOR

Chartered Accountants, Ahmedabad, as the Auditors of

the Company, to hold office from the conclusion of

this meeting until the conclusion of the next AGM of

the Company at such remuneration [including for

certification] and reimbursement of out of pocket

expenses for the purpose of audit as may be approved

by the Audit Committee/Board of Directors of the

Company

PROPOSAL #6.: Appoint Mr. Yoshihiro Miwa as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

PROPOSAL #7.: Appoint Mr. Anil Ahuja as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who is liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADANI ENTERPRISES LIMITED

  TICKER:                  N/A                 CUSIP:   Y00106131

  MEETING DATE:      9/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, in furtherance to the resolutions passed

 earlier at the general meetings and by way of postal

 ballot processes pursuant to the provisions of

Section 372A and other applicable provisions, if any,

 of the Companies Act, 1956 or any amendments or

modifications thereof [including any ordinance or

statutory modification, re-enactment thereof for the

time being in force] and subject to consent and

approvals of Reserve Bank of India [RBI], Public

Financial Institution(s), Stock Exchange(s),

Securities and Exchange Board of India [SEBI] or such

 authorities if required, and/or in accordance with

guidelines and notifications issued by SEBI,

Government, etc, from time to time and such other

approvals/ permissions as may be necessary under any

other statute for time being in force, the to give

from time to time any Corporate guarantee[s] and / or

 provide any security, in connection with any loan[s]

 made by any other person[s] to, or to any other

person[s] by Adani Power Ltd, to the extent of INR

600 Crores as the Board may think fit in excess of

and in addition to the limits for which Members

approval has been already obtained in the general

meetings and / or by way of postal ballot process

earlier and the limits specified in Section 372A of

the Companies Act, 1956 whichever is higher; and for

the purpose of giving effect to the above to take all

 such actions and to give all such directions as may

be necessary or desirable and also to settle any

questions or difficulty that may arise in this regard

 and further to do all such acts, deeds, matter sand

things and to execute all such deeds, documents and

writing as may be necessary, desirable or expedient

PROPOSAL #S.2: Ratify, pursuant to the Section 372A          ISSUER            YES             FOR                  FOR

and other applicable provisions, if any, of the

Companies Act 1956 or any amendments or modifications

 there of [ including any ordinance or statutory

modifications, re -enactment thereof for the time

being in force], the security provided by the Company

 by way of pledge of 14,18,67,800 equity shares of

INR 10 each of Adani Power Ltd [ the borrower] a

subsidiary Company in favour of the IDBI Trusteeship

services Ltd, the phase III security trustee [ acting

 for the benefit of the phase III lenders] in

accordance with the approval of the Board of

Directors for securing the phase III facility,

interest there on and all monies payable by the

Borrower under the financing documents in relation to

 the phase III project, and authorize the Board, for

the purpose of giving effect to the above, to take

all such actions and to give all such directions as

may be necessary or desirable and also to settle any

questions or difficulty that may arise in this regard

 and further to do all such acts, deeds, matters and

things and to execute all such deeds, documents and

writings as may be necessary, desirable or expedient

in connection therewith

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADANI ENTERPRISES LIMITED

  TICKER:                  N/A                 CUSIP:   Y00106131

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 16, 94 and all other applicable provisions

of the Companies Act, 1956, to alter Clause V of the

Memorandum of Association of the Company regarding

authorized share capital of the Company and to

substitute by specified Clause V

PROPOSAL #2.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company [hereinafter referred to as the 'Board',

which term shall include any Committee[s] thereof],

pursuant to applicable provisions of the Companies

Act, 1956, Article 120 of the Articles of Association

 of the Company and in accordance with the Securities

 & Exchange Board of India [Issue of Capital and

Disclosure Requirements] Regulations, 2009 ['the

Regulations'] and subject to such approvals,

consents, permissions, sanctions and also subject to

such terms, conditions alterations, modifications,

changes and variations as may be specified while

according such approval, consent of the Members of

the Company, to capitalize a sum up to INR

24,73,34,175 out of the sum standing to the credit of

 General Reserve/Securities Premium Account in the

books of the Company as per the audited accounts of

the Company for the FYE 31 MAR 2009 and the said

amount be applied for paying up in full up to

24,73,34,175 unissued Equity Shares of INR 1 each of

the Company to be allotted and distributed and

credited as fully paid up 'bonus Shares' at par in

the proportion of 1 new Equity Share for every 1

Equity share held by such members as on the record

date [to be determined by the Board] and the bonus

shares so distributed shall for all purposes be

treated as an increase in the paid up share capital

of the Company held by each such member, and not as

income; the new Equity Shares to be allotted shall be

 subject to the Memorandum and Articles of

Association of the Company and shall rank in all

respects pari passu with the existing fully paid up

Equity Shares of the Company as on the Record Date to

 be announced for deciding entitlement of

shareholders to receive bonus shares; no allotment

letters shall be issued in respect of the said Bonus

Shares and in case of members who hold shares or opt

to receive the shares in dematerialized form, the

bonus shares shall be credited to the respective

beneficiary accounts of the members with their

respective Depository Participants and in case of

members who hold Equity Shares in physical form, the

share certificates in respect of the Bonus shares be

issued pursuant to Companies [issue of Share

Certificates] Rules, 1960 and the said share

certificates be dispatched within such time limit as

stipulated as per Companies Act, 1956 and/or Listing

Agreement with the stock exchanges from the date of

allotment thereof by the Board of Directors of the

Company or a Committee of Directors, as the case may

be or within such extended time as may be allowed by

appropriate authorities; the issue and allotment of

such Bonus Shares to Non-Resident Members, Foreign

Institutional Investors [FIIs] and other foreign

investors shall be subject to the permission and/or

approval of Reserve Bank of India [RBI] as may be

necessary; to take all necessary steps for listing of

 such shares on the Stock Exchanges where the

securities of the Company are listed as per the

provisions of the Listing Agreements with the

PROPOSAL #S.3: Approve, in partial modification of            ISSUER            YES         AGAINST           AGAINST

the Resolution passed by the members at the EGM held

on 18 JUN 2009 for issuance at Shares or instruments

convertible into Equity Shares to the Qualified

Institutional Buyers pursuant to Qualified

Institutions Placement [QIP] guidelines, as provided

under Chapter XIII-A of the erstwhile SEBI DIP

guidelines, to enhance the limit for issuance of

shares or instruments convertible into Equity Shares

to the Qualified Institutional Buyers from present

limit of not exceeding INR 1500 Crores to the overall

 amount not exceeding INR 4000 Crores and to issue

the said shares or instruments convertible into

Equity Shares to the Qualified Institutional Buyers

pursuant to Chapter VIII of the substituted SEBI

[Issue of Capital and Disclosure Requirements]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADANI ENTERPRISES LTD

  TICKER:                  N/A                 CUSIP:   Y00106131

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                 ISSUER            YES         AGAINST           AGAINST

modification[s], the Scheme of Amalgamation of Adani

Infrastructure Services Private Limited, Advance

Tradex Private Limited, Adani Tradelinks Private

Limited, Pride Trade and Investment Private Limited,

Trident Trade and Investment Private Limited, Radiant

 Trade and Investment Private Limited and Ventura

Trade and Investment Private Limited and Adani

Enterprises Limited, the Transferee Company, as

proposed between the Applicant Company and its Equity

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADANI ENTERPRISES LTD

  TICKER:                  N/A                 CUSIP:   Y00106131

  MEETING DATE:      6/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, pursuant to                 ISSUER            YES         AGAINST           AGAINST

provisions of Section 81[1A] and all other applicable

 provisions, if any, of the Companies Act, 1956

[including any statutory modifications or re-

enactment thereof,] [the Companies Act], the Foreign

Exchange Management Act, 1999, as amended or restated

 [FEMA], the Securities and Exchange Board of India

[issue of capital and disclosure requirements]

Regulations, 2009, as amended or restated [the ICDR

Regulations], the Issue of foreign currency

convertible bonds and ordinary shares [through

Depository Receipt Mechanism] scheme, 1993, as

amended or restated, the Foreign Exchange Management

[transfer or issue of security by a person resident

outside India] Regulations 2009, as amended or

restated, and subject to all other applicable laws,

statutes, rules, circulars, notifications,

regulations and guidelines of the Government of

India, the Securities and Exchange Board of India

[the SEBI] the Reserve Bank of India [the RBI], the

Foreign Investment Promotion Board [the FIPB], the

Relevant Stock Exchanges where the equity shares of

the Company are listed [the Stock Exchanges] and all

other appropriate statutory and regulatory

authorities, as may be applicable or relevant,

whether in India or overseas [hereinafter

collectively referred to as the appropriate

authorities], the enabling provisions of the

Memorandum and Articles of Association of the Company

 as amended, and the Listing Agreements entered into

by the Company with the stock exchanges and subject

to requisite approvals, consents, permissions and

sanctions, if any, of the appropriate authorities,

and subject to such conditions and modifications as

may be prescribed by any of them granting any such

approvals, consents, permissions and sanctions

[hereinafter referred to as the requisite approvals],

 which may be agreed to by the Board of Directors of

the Company [as specified to as the Board which term

shall be deemed to include any committee constituted

or to be constituted by the Board to exercise its

powers including the powers conferred by this

resolution, or any persons authorized by the Board or

 its Committee for such purposes], in its absolute

discretion, to create, offer, issue and allot, from

time to time in either one or more international

offerings, in one or more foreign markets, in one or

more tranches and/or in the course of one or more

domestic offerings in India, such number of equity

shares and/or any securities linked to, convertible

into or exchangeable for equity shares including

without limitation through Global Depository Receipts

 [GDRs] and/or American Depository Receipts [ADRs]

and/or Convertible Preference Shares and/or

Convertible Debentures [compulsory and/or optionally,

 fully and/or partly] and/or Non-convertible

Debentures [or other securities] with warrants,

and/or warrants with a right exercisable by the

warrant holder to exchange or convert such warrants

with equity shares of the Company at a later date

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADCOCK INGRAM HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   S00358101

  MEETING DATE:      2/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial         ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2.1: Re-elect E.K. Diack as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect T. Lesoli as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect K.D.K. Mokhele as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Ernst and Young Inc as the          ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #4.: Approve to place 5% of the issued                 ISSUER            YES             FOR                  FOR

ordinary share capital under the control of the

Directors

PROPOSAL #O.5: Authorize the Directors to undertake a        ISSUER            YES             FOR                  FOR

 general issue of shares for cash

PROPOSAL #5.s.1: Approve to sanction the proposed              ISSUER            YES         AGAINST           AGAINST

remuneration payable to the Non-Executive Directors

PROPOSAL #5.s.2: Authorize the Directors to undertake        ISSUER            YES             FOR                  FOR

 a general repurchase of the Company shares

PROPOSAL #6.: Authorize any 1 Director to sign all            ISSUER            YES         AGAINST           AGAINST

such documents

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADCOCK INGRAM HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   S00358101

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend, in terms of Section 75(1)(a) of        ISSUER            YES             FOR                  FOR

 the Companies Act, 61 of 1973, as amended, and

Article 8.1 of the Articles of Association of the

Company, and with effect from the date of

registration of this special resolution, the

authorized share capital of the Company by the

creation of 19,458,196 automatically convertible A

ordinary shares with a par value of ZAR 0.10 each,

having the rights and privileges and being subject to

 the terms and conditions referred to in special

resolution 2; and 6,486,065 automatically convertible

 B ordinary shares with a par value of ZAR 0.10 each,

 having the rights and privileges and being subject

to the terms and conditions referred to in special

PROPOSAL #S.2: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company, subject to the adoption of Resolution 1,

 in terms of Section 62 of the Companies Act, 61 of

1973, as amended, and with effect from the date of

registration of this Special Resolution, by the

insertion of the new Articles 42, 43 and 44, as

specified

PROPOSAL #S.3: Authorize the Directors, in terms of          ISSUER            YES             FOR                  FOR

Article 36 of the Articles of Association of the

Company, but subject to: a) the adoption of special

resolution 1 and 2 and ordinary resolution 1 and 2

and the issue of the A ordinary shares and the B

ordinary shares to BEE-Co and ESOP respectively, in

terms of the A ordinary shares subscription agreement

 and the B ordinary shares subscription agreement; b)

 by way of resolution at the relevant time that there

 are no reasonable grounds to believe that the

circumstances contemplated in Section 85(4) of the

Companies Act, 61 of 1973, as amended [Companies Act]

 exist [if the Companies Act is in force at the

relevant time]; or c) that the Company will satisfy

the solvency and liquidity test [set out in Section 4

 of the Companies Act, 71 of 2008 [new Companies Act]

 immediately after the relevant A ordinary shares and

 A acquired ordinary shares, if applicable or B

ordinary shares and B acquired ordinary shares, if

applicable, are repurchased [if the new Companies Act

 is in force at the relevant time]; and d) if the

Company's ordinary shares are listed on the JSE at

the relevant time, the Directors of the Company

complying with the applicable Rules of the JSE

Listings Requirements at the relevant time; and/ or

e) any other statutory or regulatory requirement that

 may be applicable at the relevant time being

complied with, the Company, by way of a specific

approval contemplated in Section 85 (2) of the

Companies Act and Rule 5.69 of the JSE Listings

Requirements, to: acquire A ordinary shares and A

acquired ordinary shares from BEE-Co [and its

permitted successor(s)-in-title] in terms of the

relationship agreement and the A ordinary shares

subscription agreement; acquire B ordinary shares and

 B acquired ordinary shares from ESOP in terms of the

 B ordinary shares subscription agreement; without

derogating from the generality of this special

resolution, acquire from: BEE-Co [or its permitted

successor(s)-in-title, as the case may be], in the

event that BEE-Co [or such permitted successor(s)-in-

title] offers to sell A ordinary shares and/or A

acquired, ordinary shares in accordance with the

provisions of Clause 7 of the relationship agreement,

 the shares so offered for sale at the purchase price

 offered to BEE-Co (or such permitted successor(s)in-

title) by any bona fide third party purchaser who

would, if approved by the Company: as contemplated in

 the relationship agreement, be an eligible purchaser

 as defined in the relationship agreement, and if

there is at that time no such bona fide third party

purchaser at a purchase price equal to the fair

market value of the shares offered for sale, as

defined in the relationship agreement, and on the

other applicable terms and conditions of the

relationship agreement; BEE-Co (or its permitted

successor(s)-in-title, as the case may be), in the

event that BEE-Co (or such permitted successor(s)-in-

title) is subject to a, trigger event referred to in

clause 12 of the relationship agreement, all its A

PROPOSAL #O.1: Approve, subject to the adoption of            ISSUER            YES             FOR                  FOR

Special Resolution 1, 2 and 3, to place all

authorized but unissued A ordinary shares under the

control of the Board of Directors of the Company to

be dealt with by the Board of Directors of the

Company in accordance with the provisions of the

relationship agreement and the A ordinary shares

subscription agreement [as specified in Special

Resolution 3] and authorize the Directors to issue

the A ordinary shares to BEE-Co for cash at an

aggregate subscription price of ZAR 93,750,000 and in

 accordance with the other applicable terms of the A

PROPOSAL #O.2: Approve, subject to the adoption of            ISSUER            YES             FOR                  FOR

Special Resolutions 1, 2 and 3, to place all

authorized but unissued B ordinary shares are under

the control of the Board of Directors of the Company

to be dealt with by the Board of Directors of the

Company in accordance with the provisions of the B

ordinary shares subscription agreement [as specified

in Special Resolution 3] and authorize the Directors

to issue the B ordinary shares for cash to ESOP at an

 aggregate subscription price equal to their par

value out of the proceeds of a grant made by the

Company to ESOP and in accordance with the other

applicable terms of the B ordinary shares

PROPOSAL #O.3: Authorize any Director of the Company,        ISSUER            YES             FOR                  FOR

 subject to the adoption of Special Resolutions 1, 2,

 and 3, and Ordinary Resolutions 1, 2, the Group

Company Secretary or failing her, to take all such

steps and sign all such documents on behalf of the

Company as may reasonably be required to give effect

to the Special Resolutions and the Ordinary

Resolutions as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADECCO SA, CHESEREX

  TICKER:                  N/A                 CUSIP:   H00392318

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Annual Report 2009                     ISSUER            YES             FOR                  FOR

consisting of the Business Report, the Financial

Statements of Adecco S.A. and the Consolidated

Financial Statements for the business year 2009

PROPOSAL #1.2: Ratify the Remuneration Report for the        ISSUER            YES             FOR                  FOR

 business year 2009 including the principles of the

compensation model for 2010 in a non-binding advisory

 vote

PROPOSAL #2: Declare a dividend of CHF 0.75 per                 ISSUER            YES             FOR                  FOR

registered share with a par value of CHF 1.00 out of

the retained earnings and to carry forward the

balance to the next business year; the treasury

shares held by the Company will not receive a dividend

PROPOSAL #3: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #4.1: Re-elect Mr. Jakob Baer as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a new tenure of one year

ending at the next AGM

PROPOSAL #4.2: Re-elect Mr. Rolf Dorig as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a new tenure of one year

ending at the next AGM

PROPOSAL #4.3: Re-elect Mr. Andreas Jacobs as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.4: Re-elect Mr. Francis Mer as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a new tenure of one

year ending at the next AGM

PROPOSAL #4.5: Re-elect Mr. Thomas O'Neill as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.6: Re-elect Mr. David Prince as a Member         ISSUER            YES             FOR                  FOR

of the Board of Directors for a new tenure of one

year ending at the next AGM

PROPOSAL #4.7: Re-elect Ms. Wanda Rapaczynski as a            ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.8: Re-elect Ms. Judith A. Sprieser as a          ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #4.9: Election of Mr. Alexander Gut as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a new tenure of

one year ending at the next AGM

PROPOSAL #5: Re-elect Ernst & Young Ltd, Zurich, as          ISSUER            YES             FOR                  FOR

the Auditors for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADELAIDE BRIGHTON LTD

  TICKER:                  N/A                 CUSIP:   Q0109N101

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report of the Company and the reports of the

Directors and Auditors for the FYE 31 DEC 2009

PROPOSAL #2: Re-elect Mr. G F Pettigrew as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation under rule

7.1  d  of the Company's constitution

PROPOSAL #3: Approve to increase the maximum                       ISSUER            YES             FOR                  FOR

aggregate amount of remuneration which may be paid to

 Non-executive Directors in any year under rule 7.3 a

  of the Company's constitution by AUD 150,000 to AUD

 1,100,000 with effect from 01 JAN 2010

PROPOSAL #4: Approve, for the purpose of ASX Listing         ISSUER            YES             FOR                  FOR

Rule 10.14 and Section 200B of the Corporations Act,

to the grant of 1,800,000 awards to Mr. Mark Chellew,

 the Managing Director of the Company, under the

Adelaide Brighton Executive Performance Share Plan as

 specified

PROPOSAL #5: Adopt the remuneration report for the            ISSUER            YES             FOR                  FOR

FYE 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADIDAS AG

  TICKER:                  N/A                 CUSIP:   D0066B102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289[4] and 315[4] of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 284,555,044.87 as

follows: payment of a dividend of EUR 0.35 per no-par

 share EUR 211,329,379.77 shall be carried forward

Ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors

PROPOSAL #6.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association Section 19[2], in respect of the notice

of shareholders meeting being published in the

electronic Federal Gazette at least 30 days prior to

the last date of registration for the meeting, the

publishing date of the notice of shareholders,

meeting and the last date of registration not being

included in the calculation of the 30 day period

Section 20[1], in respect of shareholders being

entitled to participate in and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding Section 19[4],

 deletion Section 20[4], in respect of the Board of

Managing Directors being authorized to permit the

audiovisual transmission of the shareholders meeting

Section 21[4], in respect of the Board of Managing

Directors being authorized to permit shareholders to

absentee vote at the shareholders meeting

PROPOSAL #7.: Resolution on t he revocation of the            ISSUER            YES             FOR                  FOR

existing authorized capital, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association, the existing

authorized capital 2006 of up to EUR 20,000,000 shall

 be revoked, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

20,000,000 through the issue of new bearer no-par

shares against contributions in cash, within in a

period of five years [authorized capital 2010],

shareholders shall be granted subscription rights

except for residual amounts and for a capital

increase of up to 10% of the share capital if the

shares are issued at a price not materially below

PROPOSAL #8.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 1999/I and the corresponding

amendment to the Articles of Association

PROPOSAL #9.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

contingent capital 2003/II and the corresponding

amendment to the Articles of Association

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of association, the

authorization given by the shareholders meeting of 11

 MAY 2006, to issue bonds and to create a

corresponding contingent capital of up to EUR

20,000,000 shall be revoked, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer and/or

registered bonds of up to EUR 1,500,000,000

conferring conversion and/or option rights for shares

 of the Company, on or before 05 MAY 2015,

Shareholders shall be granted subscription rights

except for residual amounts, for the granting of such

 rights to holders of conversion or option rights,

and for the issue of bonds conferring conversion

and/or option rights for shares of the company of up

to 10% of the share capital at a price not materially

 be low their theoretical market value, the Company's

 share capital shall be increased accordingly by up

to EUR 36,000,000 through the issue of up to

36,000,000 new bearer no-par shares, insofar as

PROPOSAL #11.: Renewal of the authorization to                   ISSUER            YES             FOR                  FOR

acquire own shares, the Company shall be authorized

to acquire own shares of up to 10% of its share

capital, at a price neither more than 10% above, nor

more than 20% below, the market price of the shares,

on or before 05 MAY 2015, the Board of Managing

Directors shall be authorized to offer the shares on

the stock exchange or to all shareholders, to dispose

 of the shares in a manner other than the stock

exchange or by way of a rights offering if the shares

 are sold at a price not materially below their

market price, to use the shares in connection with

mergers and acquisitions or for satisfying option and

 conversion rights, and to retire the shares

PROPOSAL #12.: Authorization to acquire own shares by        ISSUER            YES             FOR                  FOR

 using derivatives in connection with item 11, the

Company shall also be authorized to acquire own

shares by using derivatives at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, the authorization shall be

limited to up to 5% of the share capital

PROPOSAL #13.: Resolution on the conversion of the            ISSUER            YES             FOR                  FOR

bearer shares of the Company into registered shares

and the corresponding amendments to the Articles of

association and resolutions of shareholders meetings

PROPOSAL #14.: Appointment of auditors a] Audit of            ISSUER            YES             FOR                  FOR

the financial statements for the 2010 FY: KPMG AG,

Frankfurt b] Review of the interim financial

statements for the first half of the 2010 FY: KPMG

AG, Frankfurt

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADITYA BIRLA NUVO LTD

  TICKER:                  N/A                 CUSIP:   Y0014E106

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and profit and loss account

for the YE 31 MAR 2009 the reports of the Directors

and the Auditors of the Company

PROPOSAL #2.: Declare a dividend on equity shares for        ISSUER            YES             FOR                  FOR

 the YE 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. Kumar Mangalam Birla as         ISSUER            YES             FOR                  FOR

a Director, who retires from office by rotation

PROPOSAL #4.: Re-appoint Mr. B.R. Gupta as a                       ISSUER            YES             FOR                  FOR

Director, who retires from office by rotation

PROPOSAL #5.: Re-appoint Mr. B.L. Shah as a Director,        ISSUER            YES             FOR                  FOR

 who retires from office by rotation

PROPOSAL #6.: Re-appoint, in conformity with the                ISSUER            YES             FOR                  FOR

provisions of Section 224 and other applicable

provisions, if any, of the Companies Act, 1956, M/s.

Khimji Kunverji & Co., Chartered Accountants, Mumbai

and M/s. S.R. Batliboi & Co, Chartered Accountants,

Mumbai, as the Joint Statutory Auditors of the

Company, who retires, to hold office as such from the

 conclusion of this AGM up to the conclusion of the

next AGM of the Company and approve fix their

remuneration to each of them, as may be decided by

the Board/Audit Committee of the Board, plus

reimbursement of out of pocket expenses as may be

incurred in the performance of their duties

[excluding service tax, if any]

PROPOSAL #7.1: Re-appoint, pursuant to the provisions        ISSUER            YES             FOR                  FOR

 of Section 228 and other applicable provisions, if

any, of the Companies Act, 1956, M/s. Khimji Kunverji

 & Co., Chartered Accountants, Mumbai, as the Branch

Auditors of the Company, to audit the accounts in

respect of the Company's Hi-Tech Carbon Division,

Renukoot, Hi-Tech Carbon Division, Gummidipoondi and

Financial Services Division, Mumbai, until the

conclusion of the next AGM of the Company at such

remuneration for each of the aforesaid 3 divisions as

 may be decided by the Board/Audit Committee of the

Board plus reimbursement of out of pocket expenses as

 may be incurred, in the performance of their duties

[excluding Service Tax, if any]

PROPOSAL #7.2: Re-appoint, pursuant to the provisions        ISSUER            YES             FOR                  FOR

 of Section 228 and other applicable provisions, if

any of the Companies Act 1956, M/s. Khimji Kunverji &

 Co., Chartered Accountants, Mumbai and M/s. K.S.

Aiyar & Company, Chartered Accountants, Mumbai, as

the Joint Branch Auditors of the Company, to audit

the accounts in respect of the Company's Indian Rayon

 Division at Veraval, until the conclusion of the

next AGM, of the Company at such remuneration to each

 of them as may be decided by the Board/Audit

Committee of the Board plus reimbursement of out of

pocket expenses as may be incurred, in the

performance of their duties [excluding Service Tax,

PROPOSAL #7.3: Re-appoint, pursuant to the provisions        ISSUER            YES             FOR                  FOR

 of Section 228 and other applicable provisions, if

any, of the Companies Act, 1956, M/s. S.R. Batliboi &

 Co., Chartered Accountants, Kolkata as the Branch

Auditors of the Company, to audit the accounts in

respect of the Company's Jaya shree Taxtiles

Division, Rishra, Aditya Birla Insulator Division at

Rishra and Halol and Indo Gulf Fertilizers,

Jagdishpur, until the conclusion of the next AGM of

the Company at such remuneration for each of the

aforesaid Divisions as may be decided by the

Board/Audit Committee of the Board plus reimbursement

 of out of pocket expenses as may be incurred, in the

 performance of their duties [excluding Service Tax,

PROPOSAL #7.4: Re-appoint, pursuant to the provisions        ISSUER            YES             FOR                  FOR

 of Section 228 and other applicable provisions, if

any, of the Companies Act, 1956, M/s. Deloitte,

Haskins & Sells, Chartered Accountants, Bangalore, as

 the Branch Auditors of the Company, to audit the

accounts in respect of the Company's Madura Garments

Division, Bangalore, until the conclusion of the next

 AGM of the Company at such remuneration as may be

decided by the Board/Audit Committee of the Board

plus reimbursement of out of pocket expenses as may

be incurred, in the performance of their duties

[excluding Service Tax, if any]

PROPOSAL #8.: Elect Mr. Arun Maira as a Director of          ISSUER            YES             FOR                  FOR

the Company, pursuant to Article 99A of the Company's

 Articles of Association and in conformity with

provisions of Section 260 of the Companies Act, 1956

PROPOSAL #S.9: Elect, pursuant to Article 99A of the         ISSUER            YES             FOR                  FOR

Company's Articles of Association and in conformity

with provisions of Section 260 of the Companies Act,

1956; pursuant to the provisions of Sections 198,

269, 309 and 314 read with Schedule XIII and other

applicable provisions, if any, of the Companies Act,

1956, as amended from time to time, the relevant

provisions of Articles of Association of the Company

and all applicable guidelines issued by the Central

Government from time to time and subject to such

approvals, as may be necessary, Mr. Pranab Barua as a

 Whole-time Director of the Company, for the period

and upon the following terms and conditions,

including remuneration with further liberty to the

Board [which term shall be deemed to include any

Committee constituted/to be constituted by the Board]

 from time to time to alter the said terms and

conditions of appointment and remuneration of Mr.

Pranab Barua and as may be permissible at law: as

PROPOSAL #S.10: Appoint, subject to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269 and 309 read with Schedule XIII

and other applicable provisions, if any of the

Companies Act, 1956, as amended from time to time,

applicable guidelines for managerial remuneration

issued by the Central Government from time to time,

and further subject to such approvals, of Dr. Rakesh

Jain as a Managing Director of the Company for the

period and upon the following terms and conditions

including remuneration with further liberty to the

Board [which term shall include any committee

constituted or to be constituted by the Board] from

time to time to alter the said terms and conditions,

in such manner as may be agreed to between the Board

and Dr. Rakesh Jain and as may be permissible at Law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADITYA BIRLA NUVO LTD

  TICKER:                  N/A                 CUSIP:   Y0014E106

  MEETING DATE:      12/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                 ISSUER            YES             FOR                  FOR

modification(s), the arrangement embodied in the

Composite Scheme of Arrangement between Aditya Birla

Nuvo Limited and Madura Garments Exports Limited and

MG Lifestyle Clothing Company Private Limited and

Peter England Fashions and Retail Limited and their

respective shareholders and creditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADMIRAL GROUP

  TICKER:                  N/A                 CUSIP:   G0110T106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and the Auditors for the YE

 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Re-election of  Alastair Lyons  Non-               ISSUER            YES             FOR                  FOR

Executive Director  as a Director and Chairman of the

 Company

PROPOSAL #4: Re-election of  Martin Jackson  Non-               ISSUER            YES             FOR                  FOR

Executive Director  as a Director of the Company

PROPOSAL #5: Re-election of  Keith James  Non-                    ISSUER            YES             FOR                  FOR

Executive Director  as a Director of the Company

PROPOSAL #6: Re-election of  Margaret Johnson  Non-           ISSUER            YES             FOR                  FOR

executive Director   as a Director of the Company

PROPOSAL #7: Re-election of  Lucy Kellaway  Non-                ISSUER            YES             FOR                  FOR

Executive Director   as a Director of the Company

PROPOSAL #8: Re-appointment of KPMG Audit plc as the         ISSUER            YES             FOR                  FOR

Auditors of the Company from the conclusion of this

meeting until the conclusion of the next general

meeting at which accounts are laid

PROPOSAL #9: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of KPMG Audit Plc

PROPOSAL #S.10: Amend the Company's Senior Executive         ISSUER            YES             FOR                  FOR

Restricted Share Plan the RSP  to the   effect that

the maximum number of shares in respect of which

awards are       granted to the grantee  valued

according to their Market Value on their

Respective Commencement Dates  in any FY shall be

increased from GBP 400,000  to GBP 1,000,000 or, if

lower, 600% of the qualifying employee's basic annual

 salary at the rate of salary which applies on the

commencement date of the    new award

PROPOSAL #11: Authorize the directors in accordance          ISSUER             NO              N/A                  N/A

with Section 551 Companies Act 2006  CA 2006  to

exercise all the powers of the Company to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company i) up to an aggregate nominal

amount GBP 88,900 and ii) comprising equity

securities  within the meaning of Section 560 CA 2006

  up to a further aggregate nominal amount of GBP

88,900 in connection with a rights issue a) ordinary

shareholders in proportion  as nearly or may be

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 and 573 CA 2006, to allot equity

securities  within the meaning of Section 560 CA 2006

  for cash and/or to allot equity securities where

such allotment constitutes an allotment of securities

 by virtue of Section 560 CA 2006, as if Section 561

1  CA 2006 did not apply to any such allotment,

provided that this power shall be limited to the

allotment of equity securities: pursuant to the

authority conferred by sub-paragraph  i  and/or sub-

paragraph  ii  of resolution 11 above, in connection

with an offer of such securities by way of a rights

issue in favour of holders of ordinary shares in the

Company where the equity securities respectively

attributable to the interests of all such holders are

 proportionate  as nearly

PROPOSAL #S.13: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 701 CA 2006, to make

one or more market purchases  within the meaning of

Section 693 4  of the CA 2006  on the London Stock

Exchange of ordinary shares of 0.1p in the capital of

 the Company  ordinary shares  provided that: the

maximum aggregate number of ordinary shares

authorized to be purchased is 13,339,361 representing

 5.00 % of the issued ordinary shares capital ; the

minimum price may be paid for an ordinary share is

the nominal value of such share the maximum price

which may be paid for an ordinary share is an amount

equal to 105% of the average of the middle market

quotations for an ordinary share as derived from the

London Stock Exchange Daily Official List

PROPOSAL #S.14: Approve to consider that a general            ISSUER            YES             FOR                  FOR

meeting other than an AGM may be called on not less

than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADOBE SYSTEMS INCORPORATED

  TICKER:                  ADBE               CUSIP:   00724F101

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EDWARD W. BARNHOLT      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL R. CANNON        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES E. DALEY             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CHARLES M. GESCHKE      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SHANTANU NARAYEN         ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE AMENDMENT OF THE ADOBE         ISSUER            YES             FOR                  FOR

SYSTEMS INCORPORATED 2003 EQUITY INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING ON

DECEMBER 3, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADVANCED INFO SERVICE PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y0014U183

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the matters to be informed                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve to certify the minutes of the            ISSUER            YES             FOR                  FOR

2009 AGM of shareholders held on 08 APR 2009

PROPOSAL #3: Approve to certify the results of                   ISSUER            YES             FOR                  FOR

operation for 2009

PROPOSAL #4: Approve the balance sheet, statement of         ISSUER            YES             FOR                  FOR

income and statement of cash flow for FYE 31 DEC 2009

PROPOSAL #5: Approve the payment of a dividend for            ISSUER            YES             FOR                  FOR

the FY 2009 and a special dividend

PROPOSAL #6.1: Re-appoint Mr. Surasak Vajasit as the         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.2: Re-appoint Mr. Suphadej Poonpipat as          ISSUER            YES         AGAINST           AGAINST

the Director

PROPOSAL #6.3: Re-appoint Mr. Yeo Eng Choon as the            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Approve the Directors' remuneration for         ISSUER            YES             FOR                  FOR

2010

PROPOSAL #8: Appointment of the Auditors of the                 ISSUER            YES             FOR                  FOR

Company, and approve to determine their remuneration

PROPOSAL #9: Approve the allotment of the additional         ISSUER            YES         AGAINST           AGAINST

ordinary shares reserved for exercising the right in

pursuance of the ESOP warrants to comform to the

terms and conditions of the prospectus

PROPOSAL #10: Other matters if any                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADVANCED MICRO DEVICES, INC.

  TICKER:                  AMD                 CUSIP:   007903107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BRUCE L. CLAFLIN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: W. MICHAEL BARNES        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN E. CALDWELL         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CRAIG A. CONWAY           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: NICHOLAS M.                 ISSUER            YES             FOR                  FOR

DONOFRIO

PROPOSAL #1F: ELECTION OF DIRECTOR: H. PAULETT                   ISSUER            YES             FOR                  FOR

EBERHART

PROPOSAL #1G: ELECTION OF DIRECTOR: DERRICK R. MEYER         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: WALEED AL MUHAIRI        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ROBERT B. PALMER         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF ERNST &         ISSUER            YES             FOR                  FOR

YOUNG LLP AS AMD'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.

PROPOSAL #03: APPROVAL OF THE AMENDMENT OF THE 2004          ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADVANCED SEMICONDUCTOR ENGINEERING, INC.

  TICKER:                  ASX                 CUSIP:   00756M404

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #B1: TO RECOGNIZE 2009 BUSINESS AND                       ISSUER            YES             FOR                  FOR

FINANCIAL REPORTS

PROPOSAL #B2: TO RECOGNIZE THE PROPOSAL FOR                        ISSUER            YES             FOR                  FOR

DISTRIBUTION OF 2009 PROFITS

PROPOSAL #C1: TO DISCUSS NEW SHARES ISSUANCE FOR                ISSUER            YES             FOR                  FOR

STOCK DIVIDENDS FROM RETAINED EARNINGS AND CAPITAL

RESERVE INCREASE

PROPOSAL #C2: TO DISCUSS AUTHORIZING BOD TO PURSUE            ISSUER            YES             FOR                  FOR

PUBLIC DR OFFERINGS, LOCAL RIGHTS ISSUES, DOMESTIC

CBS OR FOREIGN CBS AT PROPER TIMING

PROPOSAL #C3: TO DISCUSS THE AMENDMENTS TO THE                   ISSUER            YES             FOR                  FOR

PROCEDURES FOR FUND LENDING

PROPOSAL #C4: TO DISCUSS THE AMENDMENTS TO THE                   ISSUER            YES             FOR                  FOR

PROCEDURES OF ENDORSEMENT GUARANTEE

PROPOSAL #C5: TO DISCUSS THE AMENDMENTS TO THE                   ISSUER            YES             FOR                  FOR

ARTICLES OF INCORPORATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADVANCED SEMICONDUCTOR ENGR INC

  TICKER:                  N/A                 CUSIP:   Y00153109

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement, guarantee          ISSUER             NO              N/A                  N/A

and monetary loans

PROPOSAL #A.4: The indirect investment in people's            ISSUER             NO              N/A                  N/A

republic of china

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.36 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings and capital reserves; proposed

 stock dividend: 84 for 1,000 shares held, proposed

bonus issue: 16 for 1,000 shares held

PROPOSAL #B.4: Authorize the Directors to launch the         ISSUER            YES             FOR                  FOR

rights issue, or issue overseas convertible bonds, or

 the global depositary at appropriate time

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.7: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADVANTECH CO LTD

  TICKER:                  N/A                 CUSIP:   Y0017P108

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: To report the 2009 audited reports               ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To report the status of endorsement            ISSUER             NO              N/A                  N/A

and guarantee

PROPOSAL #A.4: To report the proposal of merger with         ISSUER             NO              N/A                  N/A

Advantech Business Management Company Ltd [unlisted]

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 4 per share

PROPOSAL #B.3: Approve to revise the rules of                     ISSUER            YES             FOR                  FOR

shareholder meeting

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

trading derivatives

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans, endorsement and guarantee

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

the Directors from participation in competitive

business

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES             FOR               AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ADVANTEST CORPORATION

  TICKER:                  N/A                 CUSIP:   J00210104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AECI LTD

  TICKER:                  N/A                 CUSIP:   S00660118

  MEETING DATE:      9/1/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Grant authority to place the unissued          ISSUER            YES             FOR                  FOR

shares under the Directors control

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AECI LTD

  TICKER:                  N/A                 CUSIP:   S00660118

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual financial statements         ISSUER            YES             FOR                  FOR

for the Company and the group for the YE 31 DEC 2009,

 including the Directors' report and the Auditors'

report therein

PROPOSAL #2: Re-appoint KPMG Inc. as the Independent         ISSUER            YES             FOR                  FOR

Auditors of the Company and appointment of Mr. N van

Niekerk, being a Member of KPMG Inc. as the

Individual Designated Auditor who will undertake the

audit of the Company for the ensuing year

PROPOSAL #3.1: Re-elect Ms. S. Fuphe as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who retires by rotation in terms of the

 provisions of the Articles of Association of the

Company

PROPOSAL #3.2: Re-elect Mr. M.J. Leeming as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

terms of the provisions of the Articles of

Association of the Company

PROPOSAL #3.3: Re-elect Mr. F. Titi as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires by rotation in terms of the

provisions of the Articles of Association of the

Company

PROPOSAL #4.1: Approve to increase the annual fees            ISSUER            YES             FOR                  FOR

payable to the Chairman of the Board from ZAR 670,000

 TO ZAR 723,600, by 8% from 01 JAN 2010, in line with

 the increase awarded to the Chief Executive of the

Company, a benchmark survey on market median-related

remuneration undertaken by Deloitte Human Capital in

2009

PROPOSAL #4.2: Approve to increase the annual fees            ISSUER            YES             FOR                  FOR

payable to Audit Committee Chairman's fee from ZAR

148,000 to ZAR 159,840, by 8% from 01 JAN 2010, in

line with the increase awarded to the Chief Executive

 of the Company, a benchmark survey on market median-

related remuneration undertaken by Deloitte Human

Capital in 2009

PROPOSAL #4.3: Approve to increase the annual fees            ISSUER            YES             FOR                  FOR

payable to Audit Committee Member's fee from ZAR

70,000 to ZAR 75,600, by 8% from 01 JAN 2010, in line

 with the increase awarded to the Chief Executive of

the Company, a benchmark survey on market median-

related remuneration undertaken by Deloitte Human

Capital in 2009

PROPOSAL #4.4: Approve to increase the annual fees            ISSUER            YES             FOR                  FOR

payable to the Non-Executive Directors from ZAR

165,000 to ZAR 178,200, by 8% from 01 JAN 2010, in

line with the increase awarded to the Chief Executive

 of the Company, a benchmark survey on market median-

related remuneration undertaken by Deloitte Human

Capital in 2009

PROPOSAL #4.5: Approve to increase the annual fees            ISSUER            YES             FOR                  FOR

payable to Chairman of Other Board Committees from

ZAR 90,000  in addition  to ZAR 97,200  in addition

from 01 JAN 2010, in line with the increase awarded

to the Chief Executive of the Company, a benchmark

survey on market median-related remuneration

undertaken by Deloitte Human Capital in 2009

PROPOSAL #4.6: Approve to increase the annual fees            ISSUER            YES             FOR                  FOR

payable to Members of other Board Committees from ZAR

 45,000  in addition  to ZAR 48,600  in addition  by

8% from 01 JAN 2010, in line with the increase

awarded to the Chief Executive of the Company, a

benchmark survey on market median-related

remuneration undertaken by Deloitte Human Capital in

PROPOSAL #4.7: Approve to increase the annual fees            ISSUER            YES             FOR                  FOR

payable to Chairman of the financial review

committees of AEL Mining Services, Chemical Services

and Heartland from ZAR 45,000  in addition  to ZAR

48,600  in addition  by 8% from 01 JAN 2010, in line

with the increase awarded to the Chief Executive of

the Company, a benchmark survey on market median-

related remuneration undertaken by Deloitte Human

Capital in 2009

PROPOSAL #4.8: Approve to increase the remuneration          ISSUER            YES             FOR                  FOR

for ad hoc services provided at an hourly fee of ZAR

2,500, in line with the increase awarded to the Chief

 Executive of the Company, a benchmark survey on

market median-related remuneration undertaken by

Deloitte Human Capital in 2009

PROPOSAL #5: Approve to place the authorized but                ISSUER            YES             FOR                  FOR

unissued shares in the capital of Company under the

control of the Directors of the Company to allot and

issue, subject to the Company'S Memorandum and

Articles of Association, Section 221 of the Companies

 Act, No.61 of 1973, as amended (the Companies Act),

and the Listings Requirements of the JSE Limited

(JSE), to such person(s) and upon such terms and

conditions as the direct may determine for the

specific purpose of future capitalization awards to

be undertaken by the Company, provided that: the

Directors of the Company are not authorized to issue

more shares such number of shares as will be required

 to fulfill the terms of such capitalization award;

and  Authority expire at the next AGM of the Company

PROPOSAL #6.S.1: Authorize that the Company be                   ISSUER            YES             FOR                  FOR

granted a general authority authorizing the

acquisition by the Company and/ or its subsidiaries

of shares issued by the Company, on such terms and

conditions and in such amounts as the Directors of

the Directors of the Company may from time to time

deem fit, and in terms of Sections 85 to 89 of the

Companies Act, the Company'S Articles of Association

and the JSE Listings Requirements provided that: the

number of ordinary shares acquired in the aggregate

in any 1 financial year shall not exceed 5% of the

Company'S issued ordinary share capital from the date

 of passing of this resolution; this general

authority hall lapse on the earlier of the date of

the next AGM of the Company or the date 15 months

PROPOSAL #CONT: CONTD. of passing of this special              ISSUER             NO              N/A                  N/A

resolution; repurchases may not be made at a price

greater than 10% above the weighted average of the

market value of the ordinary shares for the 5

business days immediately preceding the date on which

 the transaction is effected; the repurchase of

securities will be effected through the order book

operated by the JSE trading system and done without

any prior understanding or arrangement between the

Company and the counter party; at any point in time,

a Company may only appoint one agent to effect any

repurchases on the Company'S behalf; the Company or

its subsidiaries may not repurchase securities during

 a prohibited period as defined in the JSE Listings

Requirements unless they have in place a repurchase

programme where the dates and quantities of

securities to be traded CONTD.

PROPOSAL #CONT: CONTD. during the relevant period are        ISSUER             NO              N/A                  N/A

 fixed (not subject to any variation) and full

details of the programme have been disclosed in an

announcement on the Securities Exchange News Service

(SENS) prior to the commencement of the prohibited

period; when the Company has cumulatively repurchased

 3% of the initial number of the relevant class of

securities, and for each 3% in aggregate of the

initial number of that class acquired thereafter, an

announcement will be made on SENS; and the Company

may not enter the market to proceed with the

repurchase of its ordinary shares until the Company'S

 sponsor has confirmed the adequacy of the Company'S

working capital for the purpose of undertaking a

repurchase of securities in writing to the JSE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEGIS GROUP PLC

  TICKER:                  N/A                 CUSIP:   G0105D108

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive Company's financial statements          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009 and the reports of the

Directors and the Auditors

PROPOSAL #2: Approve the payment of a final dividend         ISSUER            YES             FOR                  FOR

of 1.54p per ordinary share for the YE 31 DEC 2009

PROPOSAL #3: Re-elect John Brady as a Director of the        ISSUER            YES             FOR                  FOR

 Company, since the last AGM

PROPOSAL #4: Re-elect Simon Laffin as a Director of          ISSUER            YES             FOR                  FOR

the Company, since the last AGM

PROPOSAL #5: Re-elect Nick Priday as a Director of            ISSUER            YES             FOR                  FOR

the Company, since the last AGM

PROPOSAL #6: Re-elect Martin Read as a Director of            ISSUER            YES             FOR                  FOR

the Company, since the last AGM

PROPOSAL #7: Re-elect Charles Strauss as a Director          ISSUER            YES             FOR                  FOR

of the Company, who retires

PROPOSAL #8: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #10: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 FYE 31 DEC 2009

PROPOSAL #11: Authorize the Directors, to allot                 ISSUER            YES             FOR                  FOR

shares in the Company and grant rights to subscribe

for or convert any security into shares in the

Company up to an aggregate nominal amount of GBP

15,780,461  Authority expires the earlier the close

of business on 15 SEP 2011 or conclusion of the next

AGM of the Company ; and the Company may before such

expiry make an offer or agreement which would or

might require relevant securities to be allotted

after such expiry and the Directors may allot

relevant securities after the expiry of this

authority in pursuance of such an offer or agreement

PROPOSAL #S.12: Approve the authorize the Company to:        ISSUER            YES             FOR                  FOR

 a) amend the Articles of Association of the Company,

 as specified and b) adopt the Articles of

Association, as specified

PROPOSAL #S.13: Authorize the Company to call general        ISSUER            YES             FOR                  FOR

 meetings, other than AGM's, on not less than 14

clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEGON NV

  TICKER:                  N/A                 CUSIP:   N00927298

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Presentation on the course of business          ISSUER             NO              N/A                  N/A

and significant events in 2009

PROPOSAL #3.1: Annual report of 2009                                     ISSUER             NO              N/A                  N/A

PROPOSAL #3.2: Corporate Governance Chapter in the            ISSUER             NO              N/A                  N/A

annual report 2009

PROPOSAL #3.3: Adopt the annual accounts 2009                      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Dividend of 2009                                                  ISSUER             NO              N/A                  N/A

PROPOSAL #5: Approve to release the Members of the            ISSUER            YES             FOR                  FOR

Execute Board from liability for their duties

PROPOSAL #6: Approve to release the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board from liability for their duties

PROPOSAL #7: Appointment of the Independent Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Amend the Articles of Association of the        ISSUER            YES             FOR                  FOR

 Company

PROPOSAL #9: Adopt a New Executive Board Remuneration        ISSUER            YES             FOR                  FOR

 Policy

PROPOSAL #10: Adopt the amendments to the Supervisory        ISSUER            YES             FOR                  FOR

 Board Remuneration Policy

PROPOSAL #11: Re-appoint Mr. K.J. Storm to the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12: Authorize the Executive Board to issue         ISSUER            YES             FOR                  FOR

common shares

PROPOSAL #13: Authorize the Executive Board to                   ISSUER            YES             FOR                  FOR

restrict or exclude pre-emptive rights upon issuing

common shares

PROPOSAL #14: Authorize the Executive Board to issue         ISSUER            YES             FOR                  FOR

common shares under incentive plans

PROPOSAL #15: Authorize the Executive Board to                   ISSUER            YES             FOR                  FOR

acquire shares in the Company

PROPOSAL #16: Retirement of Mr. D.G. Eustace as a              ISSUER             NO              N/A                  N/A

Member of the Supervisory Board

PROPOSAL #17: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEON CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J00288100

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEON CREDIT SERVICE CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J0021H107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEON MALL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J10005106

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Allow Board to Make          ISSUER            YES         AGAINST           AGAINST

Rules Governing Exercise of Shareholders' Rights,

Expand Business Lines, Adopt Reduction of Liability

System for Outside Directors, Adopt Reduction of

Liability System for Outside Auditors, Adopt

Restriction to the Rights for Odd-Lot Shares

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEROFLOT RUSSIAN AIRLINES JSC, MOSCOW

  TICKER:                  N/A                 CUSIP:   X00096101

  MEETING DATE:      12/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the changes to the Company's            ISSUER            YES             FOR                  FOR

Charter concerned with the change of the Company's

location

PROPOSAL #2.: Approve to revise the enclosure N1 to          ISSUER            YES             FOR                  FOR

the Company's Charter containing date about the

branches and representatives of the Company

PROPOSAL #3.: Approve the transaction with an                     ISSUER            YES             FOR                  FOR

interested party

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEROFLOT RUSSIAN INTL AIRLS

  TICKER:                  N/A                 CUSIP:   X00096101

  MEETING DATE:      6/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the order of the meeting                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the annual report                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the balance sheet, profit and          ISSUER            YES             FOR                  FOR

loss statement

PROPOSAL #4.: Approve the profit and loss distribution      ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the dividend payment at RUB              ISSUER            YES             FOR                  FOR

0.3497 per ordinary share for the year 2009

PROPOSAL #6.1: Election of Aleksashenko S. to the              ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #6.2: Election of Androsov K. to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #6.3: Election of Antonov V. to the Board of        ISSUER            YES         AGAINST           AGAINST

 Directors

PROPOSAL #6.4: Election of Dmitriev V. to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #6.5: Election of Dushatin L. to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #6.6: Election of Kalmikov A. to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #6.7: Election of Lebedev A. to the Board of        ISSUER            YES         AGAINST           AGAINST

 Directors

PROPOSAL #6.8: Election of Levin K. to the Board of          ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #6.9: Election of Levitin I. to the Board of        ISSUER            YES         AGAINST           AGAINST

 Directors

PROPOSAL #6.10: Election of Nikitin G. to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #6.11: Election of Savelev V. to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #6.12: Election of Stolyarov A. to the Board        ISSUER            YES             FOR                  FOR

 of Directors

PROPOSAL #6.13: Election of Tarasov A. to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #6.14: Election of Teplukhin P. to the Board        ISSUER            YES             FOR                  FOR

 of Directors

PROPOSAL #7.1: Election of Galimov N. to the Audit            ISSUER            YES             FOR                  FOR

Commission

PROPOSAL #7.2: Election of Galkin D. to the Audit              ISSUER            YES             FOR                  FOR

Commission

PROPOSAL #7.3: Election of Golosov M. to the Audit            ISSUER            YES             FOR                  FOR

Commission

PROPOSAL #7.4: Election of Mikheeva E. to the Audit          ISSUER            YES             FOR                  FOR

Commission

PROPOSAL #7.5: Election of Cigankov S. to the Audit          ISSUER            YES             FOR                  FOR

Commission

PROPOSAL #8.: Approve an external Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Approve the remuneration to the Board          ISSUER            YES             FOR                  FOR

of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AEROPORTS DE PARIS ADP, PARIS

  TICKER:                  N/A                 CUSIP:   F00882104

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual Company accounts            ISSUER            YES             FOR                  FOR

for the year ending 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year ending 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year ending 31 DEC 2009 and setting of the

dividend

PROPOSAL #O.4: Approve the agreements, specified in          ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code du Commerce  Commercial

 Code

PROPOSAL #O.5: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code du Commerce

PROPOSAL #O.6: Approve the agreement specified in              ISSUER            YES             FOR                  FOR

Article L. 225-42-1 of the Code du Commerce

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on Company shares

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, maintaining the preferential subscription

right, (i) to increase capital stock by issuing

ordinary shares or tangible assets, granting access

to the Company's capital stock or that of the

Company's subsidiaries or (ii) to issue tangible

assets granting access to the allocation of debt

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with suppression of the preferential

subscription right through a public offer, (i) to

increase capital stock by issuing ordinary shares or

tangible assets, granting access to the Company's

capital stock or that of the Company's subsidiaries

or (ii) to issue tangible assets granting access to

the allocation of debt securities

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide, with suppression of the preferential

subscription right, through a private placement offer

 (i) to increase capital stock by issuing ordinary

shares or tangible assets, granting access to the

Company's capital stock or that of the Company's

subsidiaries or (ii) to issue tangible assets

granting access to the allocation of debt securities

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of an increase in capital stock, with or

without a preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase capital stock by incorporating

premia, reserves, profits or other items

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase capital stock by issuing shares or

 tangible assets granting access to capital stock

reserved for members of Company savings plans with

suppression of the preferential subscription right

held by these people

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue various tangible assets in the event of a

public offer initiated by the Company

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

go ahead and issue various ordinary shares or

tangible assets to remunerate contributions in kind

given to the Company within a limit of 10% of capital

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares

PROPOSAL #E.17: Amend the Article 9 of the Articles          ISSUER            YES         AGAINST           AGAINST

of Association

PROPOSAL #E.18: Amend the Article 13 of the Articles         ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #E.19: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AES GENER SA

  TICKER:                  N/A                 CUSIP:   P0607J140

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements and of         ISSUER            YES             FOR                  FOR

the annual report for the FYE on 31 DEC 2009,

including the report from the outside Auditors

PROPOSAL #2: Approve the distribution of profit and          ISSUER            YES             FOR                  FOR

payment of dividends, and especially, the payment of

the following dividends; a minimum, mandatory

dividend of CLP 0.008709 per share, and two

additional, definitive dividends of CLP 0.005558 per

PROPOSAL #3: Approve the remuneration of the members         ISSUER            YES             FOR                  FOR

of the Executive Committee, approval of the budget of

 the Committee and its advisors for 2010 and

information of the expenses and the activities done

by said Committee during 2009

PROPOSAL #4: Approve the designation of outside                 ISSUER            YES             FOR                  FOR

Auditors for the FY 2010

PROPOSAL #5: Approve the Dividend Policy                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the information regarding the            ISSUER            YES             FOR                  FOR

transactions referred to in Article 44 of law number

18,046 the Corporations Law

PROPOSAL #7: Other matters                                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AES TIETE S A

  TICKER:                  N/A                 CUSIP:   P4991B101

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To elect Pedro De Freitas Almeida Bueno        ISSUER             NO              N/A                  N/A

 Vieira as a Member to the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AES TIETE S A

  TICKER:                  N/A                 CUSIP:   P4991B119

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Pedro De Freitas Almeida Bueno            ISSUER            YES             FOR                  FOR

Vieira as a Member to the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AES TIETE SA

  TICKER:                  N/A                 CUSIP:   P4991B101

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: To take knowledge of the Directors                 ISSUER             NO              N/A                  N/A

accounts, to examine, discuss and approve the

Company's consolidated financial statements for the

FYE 31 DEC 2009

PROPOSAL #II: To approve the distribution of net                ISSUER             NO              N/A                  N/A

profits from the 2009 FY

PROPOSAL #III: To elect 1 Member of the Board of                ISSUER             NO              N/A                  N/A

Directors and their respective Member

PROPOSAL #IV: Election of the Members of the Finance         ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #V: To set the total annual remuneration for        ISSUER             NO              N/A                  N/A

 the Members of the Board of Directors elected, and

for the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AES TIETE SA

  TICKER:                  N/A                 CUSIP:   P4991B119

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve to take the knowledge of the              ISSUER            YES             FOR                  FOR

Directors accounts, to examine, discuss and the

Company's consolidated financial statements for the

FYE 31 DEC 2009

PROPOSAL #II: Approve the distribution of net profits        ISSUER            YES             FOR                  FOR

 from the 2009 FY

PROPOSAL #III: Election of the one Member of the                ISSUER            YES             FOR                  FOR

Board of Directors and their respective Member

PROPOSAL #IV: Election of the Members of the finance         ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #V: Approve to set the total annual                       ISSUER            YES             FOR                  FOR

remuneration for the Members of the Board of

Directors elected, and for the finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AES TIETE SA

  TICKER:                  N/A                 CUSIP:   P4991B119

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify the total annual remuneration            ISSUER            YES             FOR                  FOR

for the Members of the Board of Directors regarding

the FYE on 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AETNA INC.

  TICKER:                  AET                 CUSIP:   00817Y108

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: FRANK M. CLARK             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BETSY Z. COHEN             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MOLLY J. COYE,            ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1D: ELECTION OF DIRECTOR: ROGER N. FARAH             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: BARBARA HACKMAN          ISSUER            YES             FOR                  FOR

FRANKLIN

PROPOSAL #1F: ELECTION OF DIRECTOR: JEFFREY E. GARTEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: EARL G. GRAVES             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: GERALD GREENWALD         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ELLEN M. HANCOCK         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RICHARD J.                   ISSUER            YES             FOR                  FOR

HARRINGTON

PROPOSAL #1K: ELECTION OF DIRECTOR: EDWARD J. LUDWIG         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOSEPH P. NEWHOUSE      ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: RONALD A. WILLIAMS      ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF INDEPENDENT REGISTERED                ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM

PROPOSAL #03: APPROVAL OF AETNA INC. 2010 STOCK                 ISSUER            YES             FOR                  FOR

INCENTIVE PLAN

PROPOSAL #04: APPROVAL OF AETNA INC. 2010 NON-                    ISSUER            YES             FOR                  FOR

EMPLOYEE DIRECTOR COMPENSATION PLAN

PROPOSAL #05: APPROVAL OF AETNA INC. 2001 ANNUAL                ISSUER            YES             FOR                  FOR

INCENTIVE PLAN PERFORMANCE CRITERIA

PROPOSAL #06: SHAREHOLDER PROPOSAL ON CUMULATIVE           SHAREHOLDER        YES         AGAINST               FOR

VOTING

PROPOSAL #07: SHAREHOLDER PROPOSAL ON INDEPENDENT          SHAREHOLDER        YES         AGAINST               FOR

CHAIRMAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFFILIATED COMPUTER SERVICES, INC.

  TICKER:                  ACS                 CUSIP:   008190100

  MEETING DATE:      2/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ADOPT THE AGREEMENT AND PLAN OF                ISSUER            YES             FOR                  FOR

MERGER, AS AMENDED BY AMENDMENT NO. 1 TO THE

AGREEMENT AND PLAN OF MERGER DATED AS OF DECEMBER 13,

 2009, AMONG XEROX CORPORATION (XEROX), BOULDER

ACQUISITION CORP., A DELAWARE CORPORATION AND A

DIRECT WHOLLY OWNED SUBSIDIARY OF XEROX, AND

AFFILIATED COMPUTER SERVICES, INC.(ACS), ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: TO APPROVE THE ADJOURNMENT OF THE ACS          ISSUER            YES             FOR                  FOR

SPECIAL MEETING (IF NECESSARY OR APPROPRIATE,

INCLUDING TO SOLICIT ADDITIONAL PROXIES IF THERE ARE

NOT SUFFICIENT VOTES TO ADOPT THE MERGER AGREEMENT).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFK SISTEMA OAO

  TICKER:                  N/A                 CUSIP:   X0020N117

  MEETING DATE:      10/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the series of transactions with        ISSUER            YES             FOR                  FOR

 an interest

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFK SISTEMA OAO

  TICKER:                  N/A                 CUSIP:   X0020N117

  MEETING DATE:      11/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions with the                 ISSUER            YES             FOR                  FOR

interest

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFLAC INCORPORATED

  TICKER:                  AFL                 CUSIP:   001055102

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DANIEL P. AMOS             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN SHELBY AMOS         ISSUER            YES             FOR                  FOR

II

PROPOSAL #1C: ELECTION OF DIRECTOR: PAUL S. AMOS II           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MICHAEL H.                   ISSUER            YES             FOR                  FOR

ARMACOST

PROPOSAL #1E: ELECTION OF DIRECTOR: KRISS CLONINGER          ISSUER            YES             FOR                  FOR

III

PROPOSAL #1F: ELECTION OF DIRECTOR: JOE FRANK HARRIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ELIZABETH J.                ISSUER            YES             FOR                  FOR

HUDSON

PROPOSAL #1H: ELECTION OF DIRECTOR: DOUGLAS W. JOHNSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ROBERT B. JOHNSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: CHARLES B. KNAPP         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: E. STEPHEN                   ISSUER            YES             FOR                  FOR

PURDOM, M.D.

PROPOSAL #1L: ELECTION OF DIRECTOR: BARBARA K. RIMER,        ISSUER            YES             FOR                  FOR

 DR. PH

PROPOSAL #1M: ELECTION OF DIRECTOR: MARVIN R. SCHUSTER      ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: DAVID GARY                   ISSUER            YES             FOR                  FOR

THOMPSON

PROPOSAL #1O: ELECTION OF DIRECTOR: ROBERT L. WRIGHT         ISSUER            YES             FOR                  FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: TAKURO YOSHIDA             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO CONSIDER AND APPROVE THE FOLLOWING          ISSUER            YES             FOR                  FOR

ADVISORY (NON-BINDING) PROPOSAL: RESOLVED, THAT THE

SHAREHOLDERS APPROVE THE OVERALL EXECUTIVE PAY-FOR-

PERFORMANCE COMPENSATION POLICIES AND PROCEDURES

EMPLOYED BY THE COMPANY, AS DESCRIBED IN THE

COMPENSATION DISCUSSION AND ANALYSIS AND THE TABULAR

DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER

COMPENSATION IN THIS PROXY STATEMENT.

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF

THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFRICA-ISRAEL INVESTMENTS LTD, YEHUD

  TICKER:                  N/A                 CUSIP:   M02005102

  MEETING DATE:      8/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Association of            ISSUER            YES             FOR                  FOR

the Company relate to D&O liability exemption and

indemnity so as to adapt the provisions of the

Articles to the provisions of an amendment to the

Companies Law, the power of the Company in accordance

 with the proposed amendment is unlimited in amount

PROPOSAL #2.: Approve, subject to item 1 above, the          ISSUER            YES             FOR                  FOR

issue to D&O of letters of indemnity limited in the

aggregate for all D&O to 25% of the shareholders'

equity

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFRICA-ISRAEL INVESTMENTS LTD, YEHUD

  TICKER:                  N/A                 CUSIP:   M02005102

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Rami Guzmann as an External        ISSUER            YES             FOR                  FOR

 Director for a statutory 3 year period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFRICA-ISRAEL INVESTMENTS LTD, YEHUD

  TICKER:                  N/A                 CUSIP:   M02005102

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES             FOR                  FOR

the Directors' report for the year 2008

PROPOSAL #2.: Re-appoint L. Levaiev, A. Grinshpon, C.        ISSUER            YES             FOR                  FOR

 Erez, E. Haber and S. Shekedi as the Directors; the

External Directors continue in office by provision of

 Law

PROPOSAL #3.: Re-appoint the Accountant Auditors                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve D and O insurance cover: basic         ISSUER            YES             FOR                  FOR

insurance for Company and non-traded subsidiaries,

USD 20 million, premium USD 289,000 share of the

Company in premium USD 48,000, excess insurance: USD

60 million, premium USD 150,000 share of the Company

USD 24,900, Umbrella Insurance: USD 20 million,

premium USD 45,000 share of the Company USD 7,500

PROPOSAL #5.: Approve to increase the registered                ISSUER            YES         AGAINST           AGAINST

share capital by NIS 8 million divided into 80

million NIS 0.1 par value shares, after the increase

the share capital will be NIS 15 million registered,

and NIS 5,536,055 issued

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFRICA-ISRAEL INVESTMENTS LTD, YEHUD

  TICKER:                  N/A                 CUSIP:   M02005102

  MEETING DATE:      3/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve a settlement by the Company, the        ISSUER            YES         ABSTAIN           AGAINST

 shareholders, the controlling shareholder and the

bondholders for reconstructing the Company's

liabilities; the settlement has been reached

following lengthy negotiations with banks and the

representatives and trustees outstanding bonds

(Series 9-23 inclusive); the plan is complex and long

 term and includes the following elements: investment

 of NIS 750 million by the controlling shareholder

followed by an additional NIS 450 million over a

period of 4 years; rights issue - NIS 36.12681 a

share; conversion of bonds into shares; exchange of

bonds for new bonds; tax settlement, arrangements

with banks; arrangement of securities; settlement

with controlling shareholder; release from claims;

the plan is subject to approval by General Meetings

of shareholders and of bondholders and by the Stock

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFRICAN BK INVTS LTD

  TICKER:                  N/A                 CUSIP:   S01035112

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1.1: Approve the resignation and                       ISSUER            YES             FOR                  FOR

appointment of each of the Directors as specified

below are moved as separate and stand-alone

Resolutions in respect of each such Directors

PROPOSAL #O.1.2: Re-election Leonidas Kirkinis as a          ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #O.1.3: Re-election Nicholas Adams as a                ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #O.1.4: Re-election Robert Johnny Symmonds          ISSUER            YES             FOR                  FOR

as a Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #O.1.5: Re-election Nithiananthan Nalliah as        ISSUER            YES             FOR                  FOR

 a Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #O.1.6: Re-election Samuel Sithole as a                ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #O.2: Re-appoint Deloitte and Touche as                ISSUER            YES             FOR                  FOR

Auditors of the Company and appoint Mgcinisihlalo

Jordan as the designated Auditor to hold office for

the ensuing year; and to authorize the Directors to

determine the remuneration of the Auditors

PROPOSAL #O.3: Approve, as contemplated in the King          ISSUER            YES             FOR                  FOR

Report on Governance for South Africa and the King

Code of Governance Principles  King III  which

requires that the remuneration policy of the company

be tabled to shareholders for a non-binding advisory

vote, the shareholders approve the remuneration

policy of the company as annexed to this notice

PROPOSAL #S.1: Amend Articles 38 and 39 of the                   ISSUER            YES             FOR                  FOR

Articles of Association of the Company relating to

the non-redeemable non-cumulative non-participating

preference shares as specified

PROPOSAL #O.4: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, subject to the passing and registration of

Special Resolution 1, to place the unissued non-

redeemable, non-cumulative, non-participating

preference shares  the preference shares in the

authorized share capital of the Company under the

control of the Directors of the Company who are

authorized to allot and issue the preference shares

at their discretion until the next AGM of the

Company, subject to the provisions of Companies Act,

No. 61 of 1973, as amended or replaced,  the

Companies Act  and the Listings Requirements of the

JSE Limited  the JSE  and any other relevant

authority whose approval is required in law

PROPOSAL #S.2: Approve and sanction, for the purpose         ISSUER            YES             FOR                  FOR

and in accordance with the provisions of Section

38(2A)(b) of the Companies Act the granting of

financial assistance to either or both of Eyomhlaba

Investment Holdings Limited Eyomhlaba  and Hlumisa

Investment Holdings Limited  Hlumisa , being the

companies through which ABIL's first and second black

 economic empowerment programmes are operated; any

such financial assistance will be on terms no less

favorable to the ABIL group than the specified terms

PROPOSAL #S.3: Approve, as contemplated in the                   ISSUER            YES             FOR                  FOR

sections 85 to 89 of the Companies Act  the Act , the

 acquisitions by the Company, and/or any subsidiary

of the Company, from time to time of the issued

ordinary shares of the Company, upon such terms and

conditions and in such amounts as the Directors of

the Company may from time to time determine, but

subject to the Articles of Association of the

Company, the provisions of the Act and the JSE

Listings Requirements, when applicable, and provided

that;  Authority expires the earlier of the

conclusion of the next AGM of the Company or 15

months from the date of the AGM at which this special

 resolution is passed , the repurchase of shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFRICAN OXYGEN LTD.

  TICKER:                  N/A                 CUSIP:   S01540129

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial statements        ISSUER            YES             FOR                  FOR

 of the Group and the Company for the FYE 31 DEC

2009, including the Director's report and the report

of the Auditors therein

PROPOSAL #2.1: Re-election of Jurgen Nowicki as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retire in terms of the

Company's Articles of Association

PROPOSAL #2.2: Re-election of Karen Oliver as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retire in terms of the

Company's Articles of Association

PROPOSAL #2.3: Re-election of Morongwe Malebye as a          ISSUER            YES             FOR                  FOR

Director of the Company, who retire in terms of the

Company's Articles of Association

PROPOSAL #2.4: Re-election of David Lawrence as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retire in terms of the

Company's Articles of Association

PROPOSAL #3.: Approve to confirm the appointment of          ISSUER            YES             FOR                  FOR

Mr. Jonathan Narayadoo's as an Executive Director

with effect from 01 DEC 2009

PROPOSAL #4.: Reappointment of KPMG Inc as the                   ISSUER            YES             FOR                  FOR

Independent Auditors of the Company and appointment

of Mr. NH Southon being a Director of KPMG Inc, as

the Individual Designated Auditor who will undertake

the audit of the Company for the ensuring period and

authorize the Directors to fix the Auditors

remuneration for the past year

PROPOSAL #5.1: Appointment of Louis Van Niekerk as a         ISSUER            YES             FOR                  FOR

Member of Audit Committee

PROPOSAL #5.2: Appointment of David Lawrence as a              ISSUER            YES             FOR                  FOR

Member of Audit Committee

PROPOSAL #5.3: Appointment of Morongwe Malebye as a          ISSUER            YES             FOR                  FOR

Member of Audit Committee

PROPOSAL #6.: Approve to place 5% of the authorized          ISSUER            YES             FOR                  FOR

but unissued share capital of the Company from time

to time placed under the control of the Directors of

the Company until the next AGM, as a general

authority in terms of Sections 221 and 222 of the

Companies Act No 61, 1973 as amended [the Act],

subject to the provisions of the Act and the Listing

Requirements of the JSE Limited, for allotment and

issue to such persons as the Directors in their

PROPOSAL #7.: Approve to increase the fees payable to        ISSUER            YES             FOR                  FOR

 the Independent Non-Executive Directors serving on

various Committees of the Board, with effect from 01

JAN 2010 are as specified

PROPOSAL #8.: Approve, that the Company and/or its            ISSUER            YES             FOR                  FOR

wholly owned subsidiaries incorporated in the

Republic to grant general authority in the Republic

to enter into funding agreements between any 1 or

more of them from time to time, subject to the

provisions of the Listing Requirements of the JSE

Limited, for funding agreements and as the directors

in their discretion deem fit

PROPOSAL #9.S.1: Authorize the Company and its                   ISSUER            YES             FOR                  FOR

subsidiaries for the repurchase of shares issued by

the Company, on such terms and conditions as the

Directors may deem fit, and in terms of the Companies

 Act no 61 of 1973, as amended [Act], the Company's

Articles of Association and the listings Requirements

 of the JSE limited provided that in terms of the

Listing requirements of the JSE, general repurchases

of the Company's shares can only be made subject to

the following: that the Company and its subsidiaries

are enabled by their Articles of Association to

repurchase such shares(5.72(b)); that the repurchase

of shares be effected through the order book operated

 by the JSE Limited trading system and be done

without any prior understanding or arrangement

between the Company and the counterparty[5.72(a)];

that the Company and its subsidiaries are authorized

by its members in terms of a special resolution taken

 at general meetings, to make such general

repurchases, [Authority expires earlier until the

next annual AGM'S or for 15 months from the date of

this special resolution, [5.72(c); that an

announcement be made giving such details as may

required in terms of the Listing Requirements of the

JSE when the Company has cumulatively repurchased 3%

of the initial number [the number of that class of

share in issue at the time that the general authority

 is granted] of the relevant class of shares and for

each 3% in aggregate of the initial number of that

class acquired thereafter[5.79]; at any one time the

Company may only appoint 1 agent to effect any

repurchased on the Company's behalf[5.72(e)]; the

repurchase of shares will not take place during a

prohibited period [as defined in the Listings

Requirements of the JSE] unless they have in place a

repurchase programme where the dates and quantities

of securities to be traded during the relevant period

 are fixed [not subject to my variation] and full

details of the programme have been disclosed in an

announcement over SENS prior to the commencement of

the prohibited period; after such repurchase the

company will still comply with the listings

requirements of the JSE concerning shareholder spread

 requirements; the repurchase of shares shall not in

the aggregate in any 1 FY, exceed 20%) of the

Company's issued share capital as at the date of

registration of this resolution; 10% of the Company's

 issued share capital in the case of an acquisition

of shares in the Company by a subsidiary of the

Company; the repurchase of shares may not be made at

a price greater than 10% above the weighted average

traded price of the market value of the shares as

determined over the live business days immediately

preceding the date on which the transaction is

effected [5.72(d)]; the Company may not enter the

market to proceed with the repurchase o fits ordinary

 shares until the Company's working capital for the

purpose of undertaking a repurchase of securities in

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AFRICAN RAINBOW MINERALS LTD

  TICKER:                  N/A                 CUSIP:   S01680107

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Re-elect Mr. P. T. Motsepe as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Mr. A. J. Wilkens as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. J. A. Chissano as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. J. R. McAlphine as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Dr. R. V. Simelane as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: Elect Mr. M. Arnold as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. A. D. Botha as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint Ernst and Young as the                 ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #10.: Approve to increase the annual                     ISSUER            YES         AGAINST           AGAINST

retainer fees of the Directors

PROPOSAL #11.: Approve to increase the attendance              ISSUER            YES             FOR                  FOR

fees of the Directors

PROPOSAL #12.: Approve the placement of the un-issued        ISSUER            YES             FOR                  FOR

 ordinary shares under the Directors control with

terms and conditions of the ARM Share Plan

PROPOSAL #13.: Approve the placement of the un-issued        ISSUER            YES         AGAINST           AGAINST

 ordinary shares under the Directors control with

term'S and conditions of the ARM Share Incentive

PROPOSAL #14.: Grant authority to implement                        ISSUER            YES         AGAINST           AGAINST

resolutions by the Directors and signature of

documentation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AGILE PROPERTY HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G01198103

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Received and approve the audited                     ISSUER            YES             FOR                  FOR

financial statements of the Company and its

subsidiaries for the YE 31 DEC 2009 together with the

 Directors' report and the Auditor's report thereon

PROPOSAL #2.1: Re-elect Mr. Chan Cheuk Hung as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Re-elect Mr. Chan Cheuk Nam as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Re-elect Mr. Cheung Wing Yui as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.4: Authorize the Remuneration Committee          ISSUER            YES             FOR                  FOR

to fix the remuneration of the Executive Directors

PROPOSAL #3: Approve the payment of remuneration to          ISSUER            YES             FOR                  FOR

each of the Independent Non-executive Directors

PROPOSAL #4: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #5: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #6.A: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #6.B: Approve to give a general mandate to          ISSUER            YES             FOR                  FOR

the Directors to issue shares of the Company

PROPOSAL #6.C: Approve the nominal amount of the                ISSUER            YES             FOR                  FOR

shares repurchased under Resolution 6.A. to the

mandate granted to the Directors under resolution 6.B

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AGILE PROPERTY HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G01198103

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the provision of the (i) market        ISSUER            YES             FOR                  FOR

 customary indemnities (the 2010 Notes Indemnity)

granted by the Company and the subsidiary guarantors

named therein in the purchase agreement (the Purchase

 Agreement) dated 21 APR 2010 entered into, among

others, the Company, Merrill Lynch International,

Morgan Stanley & Co International plc (Morgan

Stanley), Deutsche Bank AG, Singapore Branch and

Standard Chartered Bank, in relation to the issue of

the 8.875% senior notes due 2017 in the aggregate

principal amount of USD 650,000,000 (the 2010 Notes)

in favor of and for the benefit of Morgan Stanley, or

 any of its affiliates and their respective Officers,

 Directors, employees and agents (the Indemnified

Persons) whereby the Company and the subsidiary

guarantors named therein in the Purchase Agreement

will indemnify and hold harmless each of the

Indemnified Persons, from and against any and all

losses, claims, damages and liabilities (including,

without limitation, any legal or other expenses

reasonably incurred in connection with defending or

investigating any such action or claim) caused by any

 untrue statement or alleged untrue statement of a

material fact contained in the documents set out

under the Purchase Agreement or whatsoever as set out

 in the Purchase Agreement; and (ii) market customary

 indemnities (the Consent Solicitation Indemnity)

granted by the Company and the subsidiary guarantors

named therein in the solicitation agent agreement

(the Solicitation Agent Agreement) dated 22 APR 2010

entered into, among others, the Company, Morgan

Stanley and the subsidiary guarantors named therein

in relation to the solicitation of consents from the

holders of the 10% senior notes due 2016 in the

aggregate principal amount of USD 300,000,000 to

certain amendments to the indenture dated 12 NOV 2009

 as amended among the Company, the subsidiary

guarantors signatory thereto, and HSBC Bank USA,

National Association, as trustee, in favor of and for

 the benefit of each of the Indemnified Persons,

pursuant to which the Company and the subsidiary

guarantors named therein in the Solicitation Agent

Agreement will indemnify, defend and hold harmless

each of the Indemnified Persons from and against any

losses, claims, damages, liabilities and expenses or

whatsoever as set out in the Solicitation Agent

Agreement, and will reimburse each of the Indemnified

 Persons for all expenses reasonably incurred

(including reasonable fees and expenses of counsel)

as they are incurred in connection with

investigating, preparing, pursuing or defending any

losses, claims, damages, liabilities, expenses,

action, suit, investigation or proceeding (whether or

 not pending or threatened and whether or not any

Indemnified Persons is a party), under the terms of

the Solicitation Agent Agreement, are in the

interests of the Company and the Shareholders as a

whole, and the terms of the 2010 Notes Indemnity and

the Consent Solicitation Indemnity are on normal

commercial terms and are fair and reasonable and that

 in accordance to Chapter 14A of the Listing

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AGILENT TECHNOLOGIES, INC.

  TICKER:                  A                     CUSIP:   00846U101

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PAUL N. CLARK               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES G. CULLEN           ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE AUDIT AND                 ISSUER            YES             FOR                  FOR

FINANCE COMMITTEE'S APPOINTMENT OF

PRICEWATERHOUSECOOPERS LLP AS AGILENT'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: THE APPROVAL OF THE AGILENT                            ISSUER            YES             FOR                  FOR

TECHNOLOGIES, INC. PERFORMANCE-BASED COMPENSATION

PLAN FOR COVERED EMPLOYEES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AGL ENERGY LTD

  TICKER:                  N/A                 CUSIP:   Q01630104

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report of the Company and the consolidated entity and

 the reports of the Directors and the Auditor for the

 FYE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

FYE 30 JUN 2009 as specified

PROPOSAL #3.A: Re-elect Mr. Max G. Ould as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation at the close

 of the meeting in accordance with Clause 58 of the

Company's Constitution

PROPOSAL #3.B: Re-elect Mr. Les V. Hosking as a                 ISSUER            YES             FOR                  FOR

Director of the Company, in accordance with Clause

56.2 of the Company's Constitution

PROPOSAL #3.C: Re-elect Mr. John V. Stanhope as a              ISSUER            YES             FOR                  FOR

Director of the Company, in accordance with Clause

56.2 of the Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AGNICO-EAGLE MINES LTD

  TICKER:                  N/A                 CUSIP:   008474108

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Leanne M. Baker as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Douglas R. Beaumont as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Sean Boyd as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of Clifford Davis as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of David Garofalo as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Bernard Kraft as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of Mel Leiderman as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Election of James D. Nasso as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Merfyn Roberts as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Eberhard Scherkus as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Howard R. Stockford as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Pertti Voutilainen as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of Ernst & Young LLP as the         ISSUER            YES             FOR                  FOR

Auditors of the Corporation and

PROPOSAL #3: Approve an amendment of Agnico-Eagle's          ISSUER            YES             FOR                  FOR

Stock Option Plan

PROPOSAL #S.4: Approve an amendment to Agnico-Eagle's        ISSUER            YES             FOR                  FOR

 Articles of Amalgamation and authorize the Board of

Directors to set the number of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AGRIUM INC

  TICKER:                  N/A                 CUSIP:   008916108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Ralph S. Cunningham as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Germaine Gibara as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Russell K. Girling as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Susan A. Henry as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Russell J. Horner as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of A. Anne McLellan as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of David J. Lesar as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of John E. Lowe as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of Derek G. Pannell as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Frank W. Proto as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Michael M. Wilson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Victor J. Zaleschuk as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP, Chartered                 ISSUER            YES             FOR                  FOR

Accountants, as the Auditors of the

PROPOSAL #3: Approve the Corporation's amended and            ISSUER            YES             FOR                  FOR

restated Shareholder Rights Plan, the terms and

conditions are as specified

PROPOSAL #4: Approve to accept the Corporation's                ISSUER            YES             FOR                  FOR

approach to executive compensation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIOI INSURANCE COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J00607101

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of Share Exchange Agreement            ISSUER            YES             FOR                  FOR

between the Company and Mitsui Sumitomo Insurance

Group Holdings, Inc.

PROPOSAL #2.: Approval of Merger Agreement between            ISSUER            YES             FOR                  FOR

the Company and Nissay Dowa General Insurance Company

PROPOSAL #3.: Amend Articles to: Change Official                ISSUER            YES             FOR                  FOR

Company Name to Aioi Nissay Dowa Insurance

Company,Limited and Delete the Articles Related to

Record Dates, etc.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y002A6104

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company to enter into              ISSUER            YES         AGAINST           AGAINST

with the following parties and effect the following

connected transaction agreements: [1] with CNAHC, the

 Properties Leasing Agreement, the Sales Agency

Services Framework Agreement, the Comprehensive

Services Agreement and the Charter Flight Service

Framework Agreement; [2] with CNAF, the Financial

Services Agreement; [3] with CNATC, the Tourism

Cooperation Agreement; [4] with CNAMC, the

Advertising Services Framework Agreement; and [5]

with CNACD, the Construction Project Management

Agreement; agree that, for each of the 3 years ending

 31 DEC 2010, 2011 and 2012, [a] the annual cap for

the aggregate amount of rent payable to CNAHC Group

by the Company under the Properties Leasing Agreement

 is RMB 140 million, RMB 147 million and RMB 154.35

million, respectively; [b] the annual cap for the

aggregate sales revenue of airline tickets and cargo

space by the Company to CNAHC Group under the Sales

Agency Services Framework Agreement is RMB 270

million, RMB 324 million and RMB 388.8 million,

respectively; [c] the annual cap for the aggregate

amount payable to CNAHC Group by the Company under

the Comprehensive Services Agreement is RMB 784

million, RMB 862 million and RMB 862 million,

respectively; [d] the annual cap for the aggregate

amount receivable by the Company in respect of

charter flight services under the Charter Flight

Service Framework Agreement is RMB 750 million, RMB

825 million and RMB 900 million, respectively; [e]

the maximum daily balance of deposits [including

accrued interest] placed by the Company with CNAF

shall be RMB 7 billion and the maximum daily balance

of loans and other credit services [including accrued

 interest] granted by CNAF to the Company shall be

RMB 3 billion under the Financial Services Agreement;

 [f] the annual cap for the aggregate amount payable

to the Company by CNATC under the Tourism Cooperation

 Agreement is RMB 69 million per annum; and [g] the

annual cap for the aggregate amount payable to CNAMC

by the Company under the Advertising Services

PROPOSAL #2.: Authorize the Company to provide a                ISSUER            YES             FOR                  FOR

guarantee of the loan of Sichuan SNECMA Aeroengine

Maintenance Co, Ltd [SNECMA] in favor of CNAF, the

creditor, in the amount of RMB 26,181,840 based on

its 43.6364% shareholding in SNECMA, in respect of a

RMB 60,000,000 bank loan, and approve the Company's

Management to execute the relevant guarantee agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y002A6104

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S1.1: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: share types and

 nominal value

PROPOSAL #S1.2: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: Method of issue

PROPOSAL #S1.3: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: Target

subscriber and subscription method

PROPOSAL #S1.4: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: Offering size

PROPOSAL #S1.5: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: Pricing base

day and issue price

PROPOSAL #S1.6: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: lock-up period

PROPOSAL #S1.7: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: Place of listing

PROPOSAL #S1.8: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: use of proceeds

PROPOSAL #S1.9: Approve to concern the A share issue         ISSUER            YES             FOR                  FOR

and the H share issue of the Company: accumulated

profit arrangement

PROPOSAL #S1.10: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Effectiveness

of the resolution approving the A share issue and H

share issue

PROPOSAL #S.2: Approve the resolution on the Share            ISSUER            YES             FOR                  FOR

Subscription Agreements between the Company and

specific subscribers be and is hereby approved by the

 Independent shareholders: to the A Share

Subscription Agreement to be entered into by and

between the Company and CNAHC; the H Share

Subscription Agreement to be entered into between the

 Company and CNACG, in addition to approval by this

foreign shareholders class meeting, the resolution is

 required to be submitted as special resolution to

the general meeting of the Company and the domestic

shareholders class meeting for consideration and

approval and the execution is subject to the approval

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y002A6104

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, in accordance with the relevant        ISSUER            YES             FOR                  FOR

 provisions of laws and regulations including the

Company law of the People's Republic of China, the

Securities Law of the People's Republic of China, the

 Administrative Rules Governing issue of securities

by listed companies and the implementation rules

concerning the non-public issuance of securities by

listed companies, and after self inquiry conducted by

 the Company, that the Company is able to satisfy the

 requirements in relation to the A Share Issue

PROPOSAL #2: Approve the feasibility study report for        ISSUER            YES             FOR                  FOR

 the use of proceeds from the A Shares issue of Air

China Limited

PROPOSAL #3: Approve the report on the use of                     ISSUER            YES             FOR                  FOR

proceeds from previous fundraising activities of the

Air China Limited

PROPOSAL #4: Authorize the management of the Company         ISSUER            YES             FOR                  FOR

to deal with all matters in connection with

shareholding restructuring project as described in

above items 1 to 3 of the resolution, including but

not limited to: (i) negotiation and signing of the

Framework Agreement, the Subscription Agreement, the

Fine Star SPA, the ACC JVA, the ACC Articles and all

other relevant agreements, contracts and documents;

(ii) dealing with the necessary procedural matters

such as obtaining approvals, registration, filing and

 domestic and overseas information disclosure; and

(iii) dealing with all other acts or things in

relation to the Transaction

PROPOSAL #S.5.1: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Share types

and nominal value

PROPOSAL #S.5.2: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Method of issue

PROPOSAL #S.5.3: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Target

subscriber and subscription method

PROPOSAL #S.5.4: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Offering size

PROPOSAL #S.5.5: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Pricing base

day and issue price

PROPOSAL #S.5.6: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: lock-up period

PROPOSAL #S.5.7: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Place of

PROPOSAL #S.5.8: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Use of proceeds

PROPOSAL #S.5.9: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Accumulated

profit arrangement

PROPOSAL #S5.10: Approve to concern the A share issue        ISSUER            YES             FOR                  FOR

 and the H share issue of the Company: Effectiveness

of the resolution approving the A share issue and H

share issue

PROPOSAL #S.6: Approve the A Share Subscription                 ISSUER            YES             FOR                  FOR

Agreement to be entered into by and Between the

Company and CNAHC; and the H Share subscription

Agreement to be entered into by and between the

Company and CNACG, in addition to approval by the

EGM, this resolution is required to be submitted as

special resolution to the class meetings of the

Shareholders for consideration and approval and can

be implemented only upon the approval of the CSRC

PROPOSAL #S.7: Approve, in order to effectively                 ISSUER            YES             FOR                  FOR

complete, in an orderly manner, the A Share Issue and

 the H Share Issue by the Company in accordance with

laws and regulations including the Company Law of the

 People's Republic of China and the Securities Law of

 the People's Republic of China and the Articles of

Association of the Company, the following: 1) to

authorize the Board to handle all matters relating to

 the share issue, including but not limited to making

 specific determination on the method of issue,

offering size, issue price, pricing method, target

subscribers and timing of issuance of the A Share

Issue and the H Share Issue etc; 2) to authorize the

Board, the Chairman of the Board and persons

delegated by the Chairman of the Board to determine

the engagement of intermediary agencies for the A

Share Issue and the H Share Issue, to handle

reporting matters, to prepare, produce, amend, refine

 and execute all documents and information related to

 the A Share Issue and the H Share Issue, and to sign

 all such contracts, agreements and documents related

 to the A Share Issue and the H Share Issue; 3) to

authorize the Board in case of any change of policies

 of regulatory bodies in relation to the A Share

Issue and the H Share Issue, or any change of market

conditions, except where voting at a general meeting

is required by any relevant laws and regulations, the

 Articles of Association of the Company or any

regulatory bodies, to adjust the specific proposals

for the A Share Issue and the H Share Issue; 4) to

authorize the Board, the Chairman of the Board and

the persons delegated by the Chairman of the Board to

 carry out fund verification Procedures related to

the A Share Issue and the H Share Issue; 5) to

authorize the Board, the Chairman of the Board and

persons delegated by the Chairman of the Board to

establish a dedicated account for fund raising; 6) to

 authorize the Board, the Chairman of the Board and

persons delegated by the Chairman of the Board to

handle such relevant matters as share registration,

share lock-up and listing and to submit relevant

documents upon completion of the A Share Issue and

the H Share Issue; 7) to authorize the Board the

Chairman of the Board and persons delegated by the

Chairman of the Board upon completion of the A Share

Issue and the H Share Issue, to amend the

corresponding terms of the Articles of Association of

 the Company and carry out relevant approval

procedures and to carry out registration procedures

regarding the change of the registered Capital of the

 Company; 8) to authorize the Board to handle all

relevant matters related to the A Share Issue and the

 H Share Issue; 9) approve the authorization as set

forth in items No. 4 to 7 above shall be effective

during the subsistence of the matters from the date

of approval of the resolutions at the EGM general

meeting of the Company, whilst authorization under

other items shall be effective for twelve months

commencing from the date of approval of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y002A6104

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the year 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3.: Approve the audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements of the Company for the year 2009

PROPOSAL #4.: Approve the profit distribution                     ISSUER            YES             FOR                  FOR

proposal that no dividends be distributed for the

year 2009 as recommended by the Board of Directors of

PROPOSAL #5.: Reappoint Ernst & Young as the                       ISSUER            YES             FOR                  FOR

Company's International Auditors and Ernst & Young

Hua Ming CPAs Limited Company as the Company's

Domestic Auditors for the YE 31 DEC 2010 and

authorize the Board of Directors to determine their

remunerations for the year 2010

PROPOSAL #6.: Approve the resolution on the report on        ISSUER            YES             FOR                  FOR

 the Use of Proceeds from previous fundraising

activities of the Company

PROPOSAL #S.7: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to allot, issue and deal with additional

shares of the Company and to make or grant offers,

agreements and option which might require the

exercise of such powers in connection with not

exceeding 20% of each of the existing A Shares and H

Share (as the case may be) in issue at the date of

PROPOSAL #S.8: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to increase the registered capital and

amend the Articles of Association of the Company to

reflect such increase in the registered capital of

the Company under the general mandate granted in

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR FRANCE - KLM, ROISSY CHARLES DE GAULLE

  TICKER:                  N/A                 CUSIP:   F01699135

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the corporate financial                   ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009

PROPOSAL #O.3: Approve the appropriation of net                 ISSUER            YES             FOR                  FOR

income for the FYE 31 MAR 2009

PROPOSAL #O.4: Approve the related-party agreements          ISSUER            YES             FOR                  FOR

and commitments

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

perform operations in the Company's Shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue ordinary shares and other securities giving

access to the Company's share capital, while

maintaining the preferential subscription right for

shareholders

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue ordinary shares and other securities giving

access to the Company's share capital, without

preferential subscription rights for shareholders

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the amount of the initial issue in the event

 of a capital increase with or without preferential

subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with a capital increase of up to 10% of the

share capital to remunerate contributions in kind

granted to the company and constituted of shares or

securities giving rights to the capital of another

Company

PROPOSAL #E.10: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

enabling it to proceed with a capital increase by

capitalization of reserves, profits, premiums or

other amounts eligible for capitalization

PROPOSAL #E.11: Grant authority to proceed with                 ISSUER            YES         AGAINST           AGAINST

capital increases reserved to members of a Company or

 Group savings scheme

PROPOSAL #E.12: Grant powers to accomplish formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR NEW ZEALAND LTD

  TICKER:                  N/A                 CUSIP:   Q0169V100

  MEETING DATE:      9/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Warren Larsen as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Clause 24.10 of the Constitution

PROPOSAL #2.: Re-elect Mr. John McDonald as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Clause 24.10 of the Constitution

PROPOSAL #S.3: Amend the Constitution of the Company         ISSUER            YES         AGAINST           AGAINST

as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR PRODUCTS AND CHEMICALS, INC.

  TICKER:                  APD                 CUSIP:   009158106

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM L. DAVIS III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. DOUGLAS FORD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EVERT HENKES                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARGARET G. MCGLYNN                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF INDEPENDENT REGISTERED          ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTANTS. RATIFICATION OF APPOINTMENT OF

KPMG LLP, AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS FOR FISCAL YEAR 2010.

PROPOSAL #03: APPROVAL OF THE LONG-TERM INCENTIVE              ISSUER            YES             FOR                  FOR

PLAN. APPROVE AMENDMENTS TO THE LONG-TERM INCENTIVE

PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIR WATER INC.

  TICKER:                  N/A                 CUSIP:   J00662114

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AIRPORTS OF THAILAND PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y0028Q111

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the minutes of the 2008 AGM of          ISSUER            YES             FOR                  FOR

shareholders continued held on 17 FEB 2009

PROPOSAL #2: Acknowledge the operating results of 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the balance sheets and income            ISSUER            YES             FOR                  FOR

statements for the YE 30 SEP 2009

PROPOSAL #4: Approve the appropriation of dividend            ISSUER            YES             FOR                  FOR

payment according to the operating results in the

accounting period 2009

PROPOSAL #5.1.1: Elect Mr. Suphoth Sublom as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in 2009 to hold

another office

PROPOSAL #5.1.2: Elect Air Chief Marshal Raden                   ISSUER            YES             FOR                  FOR

Puengpak as a Director, who retires by rotation in

2009 to hold another office

PROPOSAL #5.1.3: Elect Air Chief Marshal Bureerat              ISSUER            YES             FOR                  FOR

Ratanavanich as a Director, who retires by rotation

in 2009 to hold another office

PROPOSAL #5.1.4: Elect Mr. Pongsak Semson as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in 2009 to hold

another office

PROPOSAL #5.1.5: Elect Mr. Suthi Kreingchaiyapruk as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation in 2009 to hold

another office

PROPOSAL #5.2: Approve to nominate Dr. Somchai                   ISSUER            YES             FOR                  FOR

Sujjapongse to replace Mr. Utid Tamwatin, the

Resigning Director

PROPOSAL #5.3: Approve to nominate Assoc. Prof. Dr.          ISSUER            YES             FOR                  FOR

Juanjai Ajanant to be another Director to increase

effectiveness of the Company's Management

PROPOSAL #6: Approve the remuneration of the Board            ISSUER            YES             FOR                  FOR

Members

PROPOSAL #7: Appoint an Auditor and approve to                   ISSUER            YES             FOR                  FOR

determine the Auditor's remuneration

PROPOSAL #8: Amend the Article 36 of the Company's            ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #9: Approve to solve the problem of                       ISSUER            YES             FOR                  FOR

residents who have been affected by noise pollution

from the operation of Suvarnabhumi Airport

PROPOSAL #10: Other matters if any                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AISIN SEIKI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J00714105

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                   ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Payment of Bonuses to Corporate         ISSUER            YES             FOR                  FOR

Officers

PROPOSAL #5: Approve Issuance of Share Acquisition            ISSUER            YES             FOR                  FOR

Rights as Stock Options

PROPOSAL #6: Presentation of Condolence Money to the         ISSUER            YES         AGAINST           AGAINST

late Corporate Auditors Minoru Hayashi and Hirohisa

Yamada, and Payment of Retirement Benefits for

Termination Resulting from the Abolition of the

Retirement Benefits System for Corporate Auditors

PROPOSAL #7: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AJINOMOTO CO.,INC.

  TICKER:                  N/A                 CUSIP:   J00882126

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AKAMAI TECHNOLOGIES, INC.

  TICKER:                  AKAM               CUSIP:   00971T101

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: F. THOMSON                   ISSUER            YES             FOR                  FOR

LEIGHTON

PROPOSAL #1B: ELECTION OF DIRECTOR: PAUL SAGAN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: NAOMI O. SELIGMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

AUDITORS OF AKAMAI TECHNOLOGIES, INC. FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AKBANK TURK ANONIM SIRKETI

  TICKER:                  N/A                 CUSIP:   M0300L106

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Elect the Chairmanship and authorize the        ISSUER             NO              N/A                  N/A

 Chairmanship to sign the minutes of

PROPOSAL #2: Approve the Board of Directors' activity        ISSUER             NO              N/A                  N/A

 report and the Auditors' report

PROPOSAL #3: Ratify and approve the balance sheet and        ISSUER             NO              N/A                  N/A

 the profit & loss statement of year 2009; grant

discharge to the Board Members and the Auditors

PROPOSAL #4: Approve to take decision on the                       ISSUER             NO              N/A                  N/A

distribution of 2009 profits

PROPOSAL #5: Ratify the Memberships of the Board                ISSUER             NO              N/A                  N/A

Members appointed to be on duty for the left period

PROPOSAL #6: Re-elect the Members of the Board of              ISSUER             NO              N/A                  N/A

Directors whose term in office have expired and

approve the determination of their remuneration

PROPOSAL #7: Ratify the Independent External Auditing        ISSUER             NO              N/A                  N/A

 Company elected for 2010, 2011 and 2012

PROPOSAL #8: Authorize the Members of the Board of            ISSUER             NO              N/A                  N/A

Directors to issue bonds and commercial papers

PROPOSAL #9: Approve to give inform about the                     ISSUER             NO              N/A                  N/A

donations and grants given across the year

PROPOSAL #10: Authorize the Members of the Board of          ISSUER             NO              N/A                  N/A

Directors to participate in activities indicated in

the Articles 334 and 335 of the Turkish Trade Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AKER SOLUTIONS ASA

  TICKER:                  N/A                 CUSIP:   R0180X100

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Opening of the AGM                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.B: Appointment of a person to co-sign the        ISSUER            YES             FOR                  FOR

 minutes with the Chairman

PROPOSAL #2: The information about the business                  ISSUER             NO              N/A                  N/A

PROPOSAL #3.A: Receive the Aker Solutions ASA's and          ISSUER            YES             FOR                  FOR

the Group's consolidated annual accounts for 2009 and

 the annual report

PROPOSAL #3.B: Approve the Board of Directors propsal        ISSUER            YES             FOR                  FOR

 of dividend of NOK 2.60 per share is paid for the FY

 2009

PROPOSAL #4: Approve the Board of Directors'                       ISSUER            YES             FOR                  FOR

declaration regarding stipulation of salary and other

 remuneration to the executive management of the

Company; the Board of Directors' declaration is

included as Note 9 to the group consolidated annual

accounts on Page 74 in the annual report

PROPOSAL #5: Approve the stipulation of remuneration         ISSUER            YES             FOR                  FOR

to the members of the Board of Directors for 2009

PROPOSAL #6: Approve the stipulation of remuneration         ISSUER            YES             FOR                  FOR

to the members of the Nomination Committee for 2009

PROPOSAL #7: Approve the remuneration to the Auditor         ISSUER            YES             FOR                  FOR

for 2009

PROPOSAL #8: Election of member to the Nomination              ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #9: Approve the changes in the Articles of          ISSUER            YES             FOR                  FOR

Association regarding the deadline for notice of

general meetings and dispatch of documents to the

shareholders prior to general meetings

PROPOSAL #10: Approve the power of attorney to the            ISSUER            YES         AGAINST           AGAINST

Board of Directors to purchase own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AKZO NOBEL NV

  TICKER:                  N/A                 CUSIP:   N01803100

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Board of Management for            ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #3.A: Adopt the 2009 financial Statements of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #3.B: Allocation of profit                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.C: Discussion on the dividend policy                ISSUER             NO              N/A                  N/A

PROPOSAL #3.D: Adopt the dividend for the FY 2009 at         ISSUER            YES             FOR                  FOR

EUR 1.35 per common share, this represents a pay out

ratio of 57% relative to the net income before

incidentals and fair value adjustments for the ICI

acquisition; the interim dividend of EUR 0.30 was

paid in November 2009 and the final dividend payment

of EUR 1.05 will be paid on 11 MAY 2010

PROPOSAL #3.E: Governance statement                                       ISSUER             NO              N/A                  N/A

PROPOSAL #4.A: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Members of the Board of Management in office in 2009

for the performance of their duties in 2009

PROPOSAL #4.B: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Members of the Supervisory Board in the office on

2009 for the performance of their duties in 2009

PROPOSAL #5.A: Re-appoint Mr. K. Vuursteen to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.B: Re-appoint Mr. A. Burgmans to the                ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.C: Re-appoint Mr. L. R. Hughes to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #6: Amend the remunerations Policy                        ISSUER            YES             FOR                  FOR

introduction of a Claw Back provision

PROPOSAL #7.A: Authorize the Board Management to                ISSUER            YES             FOR                  FOR

issue shares

PROPOSAL #7.B: Authorize the Board Management to                ISSUER            YES             FOR                  FOR

restrict or exclude the pre-emptive rights of

shareholders

PROPOSAL #8: Authorize the Board of Management to              ISSUER            YES             FOR                  FOR

acquire common shares in the share capital of the

Company on behalf of the Company

PROPOSAL #9: Amend the Articles of Association of the        ISSUER            YES             FOR                  FOR

 Company

PROPOSAL #10: Any other business                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALBERTA ENERGY LTD

  TICKER:                  N/A                 CUSIP:   292505104

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Peter A. Dea as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of Randall K. Eresman as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Claire S. Farley as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Fred j. Fowler as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Barry W. Harrison as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of  Suzanne P. Nimocks as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of David P. O'Brien as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of  Jane L. Peverett as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Allan P. Sawin as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Bruce G. Waterman as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Clayton H. Woitas  as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

LLP as the Auditors at a remuneration

PROPOSAL #3: Amend and Reconfirm the Shareholder                ISSUER            YES             FOR                  FOR

rights plan

PROPOSAL #4: Approve to confirm the amendments to By-        ISSUER            YES             FOR                  FOR

law No.1

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALBERTO-CULVER COMPANY

  TICKER:                  ACV                 CUSIP:   013078100

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES G. BROCKSMITH, JR                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEONARD H. LAVIN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT H. ROCK, D.B.A.                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALCATEL-LUCENT, PARIS

  TICKER:                  N/A                 CUSIP:   F0191J101

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's accounts for the          ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the consolidated accounts for            ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 the FY

PROPOSAL #4: Re-appointment of Mr. Philippe Camus' as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #5: Re-appointment of Mr. Ben Verwaayen's as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #6: Re-appointment of Mr. Daniel Bernard's          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #7: Re-appointment of Mr. W. Frank Blount's         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #8: Re-appointment of Mr. Stuart E.                       ISSUER            YES             FOR                  FOR

Eizenstat's as a Director

PROPOSAL #9: Re-appointment of Mr. Louis R. Hughes'          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #10: Re-appointment of Mr. Jean C. Monty's          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #11: Re-appointment of Mr. Olivier Piou's as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #12: Approve the nomination of Mrs. Carla            ISSUER            YES             FOR                  FOR

Cico as a Director

PROPOSAL #13: Approve to setting the amount of the            ISSUER            YES             FOR                  FOR

attendance fees allotted to the Directors

PROPOSAL #14: Re-appointment of Mr. Jean-Pierre                 ISSUER            YES             FOR                  FOR

Desbois as a Non-executive Director

PROPOSAL #15: Approve the nomination of Mr. Bertrand         ISSUER            YES             FOR                  FOR

Lapraye as a Non-executive Director

PROPOSAL #16: Approve the regulated agreement and              ISSUER            YES             FOR                  FOR

commitments whose performance has continued during

the FY

PROPOSAL #17: Approve the Other benefits commitments         ISSUER            YES             FOR                  FOR

regulated by Article L. 225-42-1 of the Code de

Commerce given to the Chairman of the Board of

Directors

PROPOSAL #18: Approve the Other benefits and                       ISSUER            YES             FOR                  FOR

Retirement commitments regulated by Article L. 225-

42-1 of the Code de Commerce given to the CEO

PROPOSAL #19: Ratify the transfer of the Headquarters        ISSUER            YES             FOR                  FOR

PROPOSAL #20: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

allow the Company to trade in its own shares

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the Company's authorized capital by cancelling

 shares held by the Company

PROPOSAL #E.22: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide to issue

 ordinary shares in the Company and any transferable

securities giving access immediately or at some

future date to the authorized capital of the Company

or of its affiliated Companies, with the preferential

 right of subscription maintained

PROPOSAL #E.23: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide to

issue; i) ordinary shares in the Company and any

transferable securities giving access immediately or

at some future date to the authorized capital of the

Company or of its affiliated Companies or; ii)

ordinary shares in the Company to which transferable

securities to be issued by subsidiaries will give an

entitlement, including for the purpose of paying for

securities which will be contributed in the context

of a public exchange offer, with the preferential

right of subscription cancelled

PROPOSAL #E.24: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to issue, by means

 of a private placement offer regulated by Article L.

 411-2 II of the Code monetaire et financier,

ordinary shares in the Company and transferable

securities giving access immediately or at some

future date to ordinary shares in the Company or in

its affiliated companies, with the preferential right

 of subscription cancelled

PROPOSAL #E.25: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of increasing the number of transferable

securities to be issued in the event of a capital

increase pursuant to the 22nd, 23rd and 24th

resolutions, with  or without  the preferential right

 of subscription

PROPOSAL #E.26: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide on an

increase to the authorized capital, in order to pay

for contributions in kind granted to the Company and

consisting of equity securities or transferable

securities giving access to the authorized capital of

 other Companies

PROPOSAL #E.27: Approve the overall capital on the            ISSUER            YES             FOR                  FOR

amount of issues made pursuant to the 22nd, 23rd,

24th, 25th and 26th resolutions

PROPOSAL #E.28: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to increase the

authorized capital by incorporation of reserves,

profits or bonuses

PROPOSAL #E.29: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of awarding existing or future

performance shares to employees and executive

directors whose pay is conditional on performance

PROPOSAL #E.30: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant share subscription or share purchase options to

 employees and executive directors

PROPOSAL #E.31: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

be given to the Board of Directors to decide to

increase the authorized capital by issuing shares

reserved for members of a corporate Personal Equity

Plan or assignment to the latter of shares or other

transferable securities giving access to the

authorized capital

PROPOSAL #E.32: Amend the term of office for                       ISSUER            YES             FOR                  FOR

Directors laid down in Article 13 of the Articles of

Association and to the term of office for Non-

executive Directors laid down in Article 14 of the

PROPOSAL #E.33: Approve the powers for the required          ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALCOA INC.

  TICKER:                  AA                   CUSIP:   013817101

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ARTHUR D. COLLINS, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARLOS GHOSN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL G. MORRIS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E. STANLEY O'NEAL                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE INDEPENDENT                ISSUER            YES             FOR                  FOR

AUDITOR

PROPOSAL #03: APPROVE A MAJORITY VOTING STANDARD FOR         ISSUER            YES             FOR                  FOR

UNCONTESTED DIRECTOR ELECTIONS

PROPOSAL #04: ELIMINATE SUPER-MAJORITY VOTING                     ISSUER            YES             FOR                  FOR

REQUIREMENT IN THE ARTICLES OF INCORPORATION

REGARDING AMENDING ARTICLE SEVENTH (FAIR PRICE

PROPOSAL #05: ELIMINATE SUPER-MAJORITY VOTING                     ISSUER            YES             FOR                  FOR

REQUIREMENT IN THE ARTICLES OF INCORPORATION

REGARDING AMENDING ARTICLE EIGHTH (DIRECTOR ELECTIONS)

PROPOSAL #06: ELIMINATE SUPER-MAJORITY VOTING                     ISSUER            YES             FOR                  FOR

REQUIREMENT IN ARTICLE EIGHTH OF THE ARTICLES OF

INCORPORATION RELATING TO THE REMOVAL OF DIRECTORS

PROPOSAL #07: SHAREHOLDER PROPOSAL TO ADOPT SIMPLE-       SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALCON, INC.

  TICKER:                  ACL                 CUSIP:   H01301102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT AND         ISSUER            YES             FOR                  FOR

ACCOUNTS OF ALCON, INC. AND THE 2009 CONSOLIDATED

FINANCIAL STATEMENTS OF ALCON, INC. AND SUBSIDIARIES

PROPOSAL #02: APPROPRIATION OF AVAILABLE EARNINGS AND        ISSUER            YES             FOR                  FOR

 PROPOSED DIVIDEND TO SHAREHOLDERS FOR THE FINANCIAL

YEAR 2009

PROPOSAL #03: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS FOR THE FINANCIAL YEAR 2009

PROPOSAL #04: ELECTION OF KPMG AG, ZUG, AUDITORS                ISSUER            YES             FOR                  FOR

PROPOSAL #05: ELECTION OF OBT AG, ZURICH, AS SPECIAL         ISSUER            YES             FOR                  FOR

AUDITORS

PROPOSAL #06: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

ASSOCIATION

PROPOSAL #7A: ELECTION OF DIRECTOR: WERNER BAUER                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7B: ELECTION OF DIRECTOR: FRANCISCO CASTANER      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7C: ELECTION OF DIRECTOR: LODEWIJK J.R. DE         ISSUER            YES             FOR                  FOR

VINK

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALCON, INC.

  TICKER:                  ACL                 CUSIP:   H01301102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT AND         ISSUER            YES             FOR                  FOR

ACCOUNTS OF ALCON, INC. AND THE 2009 CONSOLIDATED

FINANCIAL STATEMENTS OF ALCON, INC. AND SUBSIDIARIES

PROPOSAL #02: APPROPRIATION OF AVAILABLE EARNINGS AND        ISSUER            YES             FOR                  FOR

 PROPOSED DIVIDEND TO SHAREHOLDERS FOR THE FINANCIAL

YEAR 2009

PROPOSAL #03: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS FOR THE FINANCIAL YEAR 2009

PROPOSAL #04: ELECTION OF KPMG AG, ZUG, AUDITORS                ISSUER            YES             FOR                  FOR

PROPOSAL #05: ELECTION OF OBT AG, ZURICH, AS SPECIAL         ISSUER            YES             FOR                  FOR

AUDITORS

PROPOSAL #06: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

ASSOCIATION

PROPOSAL #7A: ELECTION OF DIRECTOR: WERNER BAUER                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7B: ELECTION OF DIRECTOR: FRANCISCO CASTANER      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7C: ELECTION OF DIRECTOR: LODEWIJK J.R. DE         ISSUER            YES             FOR                  FOR

VINK

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALFA LAVAL AB, LUND

  TICKER:                  N/A                 CUSIP:   W04008152

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Appointment of Anders Narvinger as a              ISSUER            YES             FOR                  FOR

Chairman of the AGM 2010

PROPOSAL #3: Approve the voting register                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the agenda for the meeting                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of one or two persons to attest        ISSUER            YES             FOR                  FOR

 the minutes

PROPOSAL #6: Approve to determine that the meeting            ISSUER            YES             FOR                  FOR

has been duly convened

PROPOSAL #7: Approve the statement by the Managing            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Receive the report on the work of the            ISSUER            YES             FOR                  FOR

Board of Directors and the Committees of the Board of

 Directors

PROPOSAL #9: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

annual report and the Auditor's report for the Group

as well as the Auditor's report regarding compliance

with the guidelines for the compensation to senior

management adopted at the AGM held in 2009

PROPOSAL #10.A: Adopt the income statement and the            ISSUER            YES             FOR                  FOR

balance sheet and the consolidated income statement

and the consolidated balance sheet

PROPOSAL #10.B: Approve the allocation of the                     ISSUER            YES             FOR                  FOR

Company's profit in an amount of SEK 2.50 per share

for 2009 in accordance with this proposal; Euroclear

Sweden AB is expected to pay the distribution on

Tuesday 04 MAY 2010, if the meeting resolves on this

proposal and that record date for distribution of

profits shall be 04 APR 2010

PROPOSAL #10.C: Grant discharge from the liability to        ISSUER            YES             FOR                  FOR

 the Members of the Board of Directors and Managing

Director

PROPOSAL #11: Receive the report on the work of the          ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #12: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Members of the Board of Directors at eight without

Deputy Members

PROPOSAL #13: Approve a total of SEK 3,060,000 to be         ISSUER            YES             FOR                  FOR

distributed among the Members of the Board of

Directors who are elected by the meeting and not

employed by the Company as follows: Chairman of the

Board of Directors: SEK 900,000, and other Members of

 the Board of Directors SEK 360,000; that the

compensations to the Members of the Board of

Directors who are elected by the AGM and who are not

employed by the Company, that the specified

compensations shall be distributed to the Members who

 are Chairman or Members of the Committees'

Mentioned; and that the compensation to the Auditors

to be paid as per approved invoice

PROPOSAL #14: Re-elect Gunilla Berg, Bjorn Hagglund,         ISSUER            YES             FOR                  FOR

Anders Narvinger, Finn Rausing, Jorn Rausing, Lars

Renstrom and Ulla Litzen as the Board Members;

election of Arne Frank as a Board Member

PROPOSAL #15: Approve the guidelines for compensation        ISSUER            YES             FOR                  FOR

 to the Senior Management

PROPOSAL #16: Approve the resolution on the                        ISSUER            YES             FOR                  FOR

Nomination Committee for the next AGM

PROPOSAL #17: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

purchase shares in the Company not more than to an

amount corresponding to a maximum of 5% of all shares

 in the Company, purchase shall be made on the NASDAQ

 OMX Stockhlom at a price within the registered price

 interval form time to time

PROPOSAL #18: Other matters                                                     ISSUER             NO              N/A                  N/A

PROPOSAL #19: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALFA S A DE C V

  TICKER:                  N/A                 CUSIP:   P0156P117

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Presentation and in its case approval            ISSUER             NO              N/A                  N/A

the reports regarding the FYE on 31 DEC 2009 in terms

 of article 28 section IV of the market and

securities law and other related governing

regulations, resolutions in such regard

PROPOSAL #II: Proposals regarding the application of         ISSUER             NO              N/A                  N/A

results including the payment of a cash dividend,

resolution regarding the maximum amount that may be

allocated to the repurchase of shares of the Company

PROPOSAL #III: Appointment and in its case approval          ISSUER             NO              N/A                  N/A

of the members of the Board of Directors

PROPOSAL #IV: Designation of delegates who will carry        ISSUER             NO              N/A                  N/A

 out and formalize the resolutions adopted at the

ordinary shareholders meeting

PROPOSAL #V: Lecture and approval the act of meeting         ISSUER             NO              N/A                  N/A

note foreign customers are not allowed to vote

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALFRESA HOLDINGS CORPORATION

  TICKER:                  N/A                 CUSIP:   J0109X107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALIBABA.COM LTD

  TICKER:                  N/A                 CUSIP:   G01717100

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Cooperation Framework                 ISSUER            YES             FOR                  FOR

Agreement conditionally entered into between the

Company and Alibaba Group Holding Limited on 10 NOV

2009 (as specified), together with the proposed

annual cap amounts for each of the 3 years ending 31

DEC 2010, 2011 and 2012 as stipulated therein

PROPOSAL #2.: Approve the Cross-Selling Services                ISSUER            YES             FOR                  FOR

Framework Agreement conditionally entered into

between the Company and Alibaba Group Holding Limited

 on 10 NOV 2009 (as specified), together with the

proposed annual cap amounts for each of the 3 years

ending 31 DEC 2010, 2011 and 2012 as stipulated

PROPOSAL #3.: Approve the Technology and Intellectual        ISSUER            YES             FOR                  FOR

 Property Framework License Agreement conditionally

entered into between the Company and Alibaba Group

Holding Limited on 10 NOV 2009 (as specified),

together with the proposed annual cap amounts for

each of the 3 years ending 31 DEC 2010, 2011 and 2012

 as stipulated therein

PROPOSAL #4.: Authorize any 1 Director of the Company        ISSUER            YES             FOR                  FOR

 (or any 2 Directors of the Company if the affixation

 of the common seal of the Company is necessary) to

sign and execute all such other documents,

instruments or agreements and to do or take all such

actions or things on behalf of the Company as such

Director considers necessary or desirable to

implement and/or give effect to the terms of each of

the Cooperation Framework Agreement, the Cross-

Selling Services Framework Agreement and the

Technology and Intellectual Property Framework

License Agreement mentioned in resolutions numbered

(1) to (3) and the transactions contemplated

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALIBABA.COM LTD

  TICKER:                  N/A                 CUSIP:   G01717100

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 together with the Directors' report and the

independent Auditor's report for the YE 31 DEC 2009

PROPOSAL #2: Re-election of Ma Yun, Jack as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-election of Wu Wei, Maggie as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-election of Peng Yi Jie, Sabrina as a        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #5: Re-election of Tsou Kai-Lien, Rose as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-election of Niu Gen Sheng as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the Directors' remuneration

PROPOSAL #8: Re-appoint Auditors and to authorize the        ISSUER            YES             FOR                  FOR

 Board of Directors to fix their remuneration

PROPOSAL #9: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

pursuant to the Rules Governing the Listing of

Securities on The Stock Exchange of Hong Kong

Limited, during the Relevant Period  as hereinafter

defined  of all the powers of the Company to allot,

issue and deal with additional shares or securities

convertible into shares, or options, warrants or

similar rights to subscribe for any shares and to

make or grant offers, agreements and options which

might require the exercise of such powers be and is

hereby generally and unconditionally approved;  b

the approval in sub-paragraph  a  of this resolution

shall authorize the Directors of the Company during

the Relevant Period to make or grant offers,

agreements and options  including warrants, bonds and

 debentures convertible into shares of the Company

PROPOSAL #10: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

during the Relevant Period of all the powers of the

Company to repurchase shares in the capital of the

Company on The Stock Exchange of Hong Kong Limited

the Hong Kong Stock Exchange  or on any other

exchange on which the securities of the Company may

be listed and recognized by the Securities and

Futures Commission of Hong Kong and the Hong Kong

Stock Exchange for such purpose, and otherwise in

accordance with the rules and regulations of the

Securities and Futures Commission of Hong Kong, the

Hong Kong Stock Exchange or of any other stock

exchange as amended from time to time and all

applicable laws in this regard, be and the same is

hereby generally and unconditionally approved;  b

the aggregate nominal amount of CONTD..

PROPOSAL #11: Approve the notice convening this                 ISSUER            YES             FOR                  FOR

meeting being passed, the aggregate nominal amount of

 the number of shares which are repurchased by the

Company after the date of the passing of this

resolution  up to a maximum of 10% of the aggregate

nominal amount of the share capital of the Company in

 issue as of the date of this resolution  shall be

added to the aggregate nominal amount of share

capital that may be allotted or agreed conditionally

or unconditionally to be allotted by the Directors of

 the Company pursuant to resolution set out in the

notice convening this meeting

PROPOSAL #12: Authorize the Directors during the                ISSUER            YES             FOR                  FOR

Relevant Period  as defined below  of all the powers

of the Company to allot, issue and deal with

additional shares to be issued under the restricted

share unit scheme approved and adopted by the then

sole shareholder of the Company and the Board of

Directors of the Company both on 12 OCT 2007 and

subsequently amended by our shareholders at the AGM

of the Company held on 05 MAY 2008  the Restricted

Share Unit Scheme ; the aggregate nominal amount of

additional shares allotted, issued or dealt with, by

the Directors pursuant to the approval in this

resolution shall not exceed 37,915,551 shares of the

Company; and the purposes of this resolution,

Relevant Period shall have the same meaning as

assigned to it under sub-paragraph of resolution set

out in the notice convening this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALL AMERICA LATINA LOGISTICA SA

  TICKER:                  N/A                 CUSIP:   01643R606

  MEETING DATE:      10/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the terms and conditions of the        ISSUER            YES             FOR                  FOR

 7th private issuance of subordinated debentures,

without  guarantees, convertible into shares, with

the following general characteristics; issuance in a

single series and in the amount of up to BRL

1,300,750,0 00.00 with it being possible to have a

partial placement of the debentures if the amount

subscribed for and paid in reaches, at least, BRL

350,000,000.00 with the issuance of up to 10,750,000

debentures at a nominal unit value of BRL 121.00;

nominal unit value indexed to the broad consumer

price index [Indice Nacional De Precos Ao Consumidor

Amplo, or Ipca, and interest of 3% a year; right to

convert the debentures in (x) multiples of shares of

the Company composed of 10 common shares and 40

preferred shares [in this case, with the objective of

 creating 10 new units free for trading on the

market] or, alternatively, (Y) one lot of 55 common

shares whose trading on the market will be restricted

 for a period of 3 years; the right of conversion

exercised by the subscriber at the time of

subscription [when he or she should indicate the

option chosen] and the debentures whose owners have

exercised that right of conversion will be converted

as soon as issued of the conversion of the debuntures

 will be issued at the issue price of BRL 2.20, for

the case of conversion into a lot of common shares,

and BRL 2.42, for the case of conversion into

multiples of shares; the issue prices of the shares

are proposed in observance of the terms of paragraph

1 of Article 170 of Law number 6404/76, and taking as

 a basis (i) the weighted average of the volume of

the closing trading prices of the units of the

Company traded during the trading sessions that

occurred during the 90 days prior to the date of this

 meeting of the Board of Directors held on 16 SEP

2009, with this average being divided by 5, and (ii)

the following discount (a) in the case of the

conversion into units, a discount of 2.7 percent on

the average trading price over the last 90 days and

(b) in the case of the conversion in a lot of 5

common shares, a discount of 11.5% on the average

trading price over the last 90 days because of the

restriction on their liquidity [blocked from trading

for 3 years]; payment of the principal of the

debentures in 36 months from the date of issuance of

the debentures, with there being no early

amortization or redemption of the debentures;

remuneration paid together with the principal amount;

 the debentures will be the object of a private

placement, with the shareholders' preemptive right

being respected, and will be paid in at the time of

subscription; the issuance of the debentures will be

conditioned on (i) the members of the controlling

group of shareholders of the Company being, at the

end of the subscription period, owners of the right

of conversion of more than 50% of the common shares

to be issued as a result of the conversion, in view

of the regulatory restrictions to which the Company

PROPOSAL #II.: Approve to delegate the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company the powers that are referred

 to in paragraph 1 of Article 170 of Law number

6404/76, and to authorize the management of the

Company to take all the measures and steps necessary

to carry out the issuance of the debentures

PROPOSAL #III.: Amend the Corporate Bylaws of the              ISSUER            YES             FOR                  FOR

Company, to amend paragraph 1 of Article 5, in such a

 way as to increase the authorized capital amount of

the Company to the total amount of BRL

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALL NIPPON AIRWAYS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J51914109

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Increase Capital              ISSUER            YES             FOR                  FOR

Shares to be issued to 5,100,000,000 shs.

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALL-AMERICA LATINA LOGISTICA S A

  TICKER:                  N/A                 CUSIP:   01643R606

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the remuneration of Executive            ISSUER            YES         AGAINST           AGAINST

Officers, Non-Executive Directors, and the Fiscal

Council Members

PROPOSAL #2: Amend the Lines E, P, and'S of Article          ISSUER            YES             FOR                  FOR

17, the main part and the exclude Lines C, D, E, F, G

 and H from Article 31, the wording of the main part

of Article 25 and Lines E, P and'S of Article 17 of

the Corporate Bylaws of the Company

PROPOSAL #3: Approve the consolidate Company's Bylaws        ISSUER            YES             FOR                  FOR

 of the Company in such a way as to reflect the

amendments at the meetings of the Board of Directors

held on 31 MAR 2008, and 17 NOV 2009, at the AGM and

the EGM held on 28 APR 2008, 29 APR 2009, and at the

EGM held 02 OCT 2009, as well as the amendments

proposed in the Item 5 of this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALL-AMERICA LATINA LOGISTICA S A

  TICKER:                  N/A                 CUSIP:   01643R606

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to take knowledge of the                     ISSUER            YES             FOR                  FOR

Directors accounts, to examine, discuss and the

Company's consolidated financial statements for the

FY ending 31 DEC 2009

PROPOSAL #2: Approve the allocation of t he net                 ISSUER            YES             FOR                  FOR

profits from the FY, and the distribution of dividends

PROPOSAL #3: Election the Members of the Board of              ISSUER            YES         AGAINST           AGAINST

Directors and the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLEANZA ASSICURAZIONI SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T02772134

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger for incorporation            ISSUER             NO              N/A                  N/A

into Aassicurazioni Generali SPA of Alleanza

Assicurazioni SPA and Toro Assicurazioni SPA, subject

 to prior spin off of the whole insurance business of

 Toro Assicurazioni SPA and of a line of the

insurance business of Alleanza Assicurazioni SPA in

favor of Alleanza toro SPA; consequent and related

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLEGHENY ENERGY, INC.

  TICKER:                  AYE                 CUSIP:   017361106

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: H. FURLONG BALDWIN      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ELEANOR BAUM                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PAUL J. EVANSON           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CYRUS F.                       ISSUER            YES             FOR                  FOR

FREIDHEIM, JR.

PROPOSAL #1E: ELECTION OF DIRECTOR: JULIA L. JOHNSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: TED J. KLEISNER           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CHRISTOPHER D.            ISSUER            YES             FOR                  FOR

PAPPAS

PROPOSAL #1H: ELECTION OF DIRECTOR: STEVEN H. RICE             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: GUNNAR E. SARSTEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MICHAEL H. SUTTON        ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

AUDITOR FOR 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL RELATING TO AN          SHAREHOLDER        YES         AGAINST               FOR

INDEPENDENT BOARD CHAIRMAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLEGHENY TECHNOLOGIES INCORPORATED

  TICKER:                  ATI                 CUSIP:   01741R102

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: L. PATRICK HASSEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARBARA S. JEREMIAH                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN D. TURNER                                     ISSUER            YES             FOR                  FOR

PROPOSAL #B: APPROVAL OF AMENDED AND RESTATED 2007            ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

PROPOSAL #C: RATIFICATION OF THE SELECTION OF ERNST &        ISSUER            YES             FOR                  FOR

 YOUNG LLP AS INDEPENDENT AUDITORS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLERGAN, INC.

  TICKER:                  AGN                 CUSIP:   018490102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL R.                   ISSUER            YES             FOR                  FOR

GALLAGHER

PROPOSAL #1B: ELECTION OF DIRECTOR: GAVIN S. HERBERT         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAWN HUDSON                  ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: STEPHEN J. RYAN,         ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2010.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO OUR RESTATED        ISSUER            YES             FOR                  FOR

 CERTIFICATE OF INCORPORATION TO ELIMINATE THE

SUPERMAJORITY VOTE  REQUIREMENT TO REMOVE DIRECTORS

FOR CAUSE.

PROPOSAL #04: APPROVE AN AMENDMENT TO OUR RESTATED TO        ISSUER            YES             FOR                  FOR

 ELIMINATE SUPERMAJORITY VOTE REQUIREMENT TO APPROVE

CERTAIN BUSINESS COMBINATIONS.

PROPOSAL #05: TO APPROVE AN AMENDMENT TO OUR RESTATED        ISSUER            YES             FOR                  FOR

 CERTIFICATE OF INCORPORATION TO IMPLEMENT A MAJORITY

 VOTE REQUIREMENTTO AMEND OUR RESTATED CERTIFICATE OF

 INCORPORATION.

PROPOSAL #06: TO APPROVE THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF OUR RESTATED CERTIFICATE OF

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLGREEN PROPERTIES LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y00398100

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited accounts          ISSUER            YES             FOR                  FOR

of the Company for the YE 31 DEC 2009 and the reports

 of Directors and Auditors thereon

PROPOSAL #2: Declare the final tax exempt  One-Tier          ISSUER            YES             FOR                  FOR

dividend of 4 cents per share for the YE 31 DEC 2009

PROPOSAL #3: Approve the payment of SGD 490,400 as            ISSUER            YES             FOR                  FOR

Directors' fees for the YE 31 DEC 2009

PROPOSAL #4: Re-elect Mr. Khor Thong Meng as a                   ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 of the

Articles of Association of the Company

PROPOSAL #5: Re-elect Mr. Ang Keng Lam as a Director,        ISSUER            YES             FOR                  FOR

 who retires pursuant to Article 94 of the Articles

of Association of the Company

PROPOSAL #6: Re-elect Mr. Wan Fook Kong as a                       ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 of the

Articles of Association of the Company

PROPOSAL #7: Re-appoint Mr. Jimmy Seet Keong Huat to         ISSUER            YES             FOR                  FOR

hold office until the next AGM pursuant to Section

153(6) of the Companies Act  Chapter 50

PROPOSAL #8: Re-appoint Messrs Foo Kon Tan Grant                ISSUER            YES             FOR                  FOR

Thornton as the Company's Auditors and authorize the

Directors to fix their remuneration

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 161 of the Companies Act  Cap.50

 and the Listing Manual of the Singapore Exchange

Securities Trading Limited, to allot and issue shares

 of the Company  shares , whether by way of rights,

bonus or otherwise, at any time and upon such terms

and conditions and for such purposes and to such

persons as the Directors may in their absolute

discretion deem fit provided that: i) the aggregate

number of shares to be issued pursuant to this

resolution does not exceed 50% of the number of

issued shares of the Company, of which the aggregate

number of shares to be issued other than on a pro

rata basis to shareholders of the Company does not

exceed 20% of the number of issued shares of the

Company  to be calculated in such manner as may be

prescribed by Contd..

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to Section 161 of the Companies Act  Cap.

50 , to allot and issue shares in the Company to the

holders of options granted by the Company under the

Allgreen Share Option Scheme  the Scheme  upon the

exercise of such options and in accordance with the

rules of the Scheme provided always that the

aggregate number of shares to be allotted and issued

pursuant to the Scheme shall not exceed 15% of the

total number of issued shares of the Company for the

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  ISSUER:                  ALLIANCE DATA SYSTEMS CORPORATION

  TICKER:                  ADS                 CUSIP:   018581108

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LAWRENCE M. BENVENISTE                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. KEITH COBB                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH R. JENSEN                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF 2010 OMNIBUS INCENTIVE PLAN.      ISSUER            YES             FOR                  FOR

PROPOSAL #03: TO RATIFY THE SELECTION OF DELOITTE &          ISSUER            YES             FOR                  FOR

TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF ALLIANCE DATA SYSTEMS CORPORATION

FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLIANCE FINANCIAL GROUP BERHAD

  TICKER:                  N/A                 CUSIP:   Y0034W102

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009 together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of the Directors'          ISSUER            YES             FOR                  FOR

fees in respect of the FYE 31 MAR 2009

PROPOSAL #3.: Re-elect Tan Yuen Fah as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation pursuant to Article 82 of the

 Company's Articles of Association

PROPOSAL #4.: Re-elect Kung Beng Hong as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation pursuant to Article 82 of the

 Company's Articles of Association

PROPOSAL #5.: Appoint Messrs PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, in place of the

retiring Auditors, Messrs. Ernst and Young and

authorize the Directors to fix their remuneration

PROPOSAL #6.: Re-appoint Dato' Thomas Mun Lung Lee as        ISSUER            YES             FOR                  FOR

 a Director of the Company to hold the office until

the conclusion of the next AGM of the Company

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  ISSUER:                  ALLIANT ENERGY CORPORATION

  TICKER:                  LNT                 CUSIP:   018802108

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL L. BENNETT                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DARRYL B. HAZEL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID A. PERDUE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JUDITH D. PYLE                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE THE ALLIANT ENERGY         ISSUER            YES             FOR                  FOR

CORPORATION 2010 OMNIBUS INCENTIVE PLAN.

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLIANT TECHSYSTEMS INC.

  TICKER:                  ATK                 CUSIP:   018804104

  MEETING DATE:      8/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: FRANCES D. COOK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARTIN C. FAGA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD R. FOGLEMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS L. MAINE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROMAN MARTINEZ IV                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL J. MURPHY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK H. RONALD                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM G. VAN DYKE                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF INDEPENDENT REGISTERED          ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM

PROPOSAL #03: APPROVAL OF AMENDED AND RESTATED 2005          ISSUER            YES             FOR                  FOR

STOCK INCENTIVE PLAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLIANZ SE, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D03080112

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the approved Annual              ISSUER             NO              N/A                  N/A

Financial Statements and the approved Consolidated

Financial Statements as at December 31, 2009, and of

the Management Reports for Allianz SE and for the

Group, the Explanatory Reports on the information

pursuant to Paragraph 289 (4), Paragraph 315 (4) and

Paragraph 289 (5) of the German Commercial Code

(Handelsgesetzbuch) as well as the Report of the

Supervisory Board for the fiscal year 2009

PROPOSAL #2.: Appropriation of net earnings                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approval of the actions of the members         ISSUER            YES             FOR                  FOR

of the Management Board

PROPOSAL #4.: Approval of the actions of the members         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #5.: By-election to the Supervisory Board             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Management Board members of Allianz SE

PROPOSAL #7.: Creation of an Authorized Capital                 ISSUER            YES             FOR                  FOR

2010/I, cancellation of the Authorized Capital 2006/I

 and corresponding amendment to the Statutes

PROPOSAL #8.: Creation of an Authorized Capital                 ISSUER            YES             FOR                  FOR

2010/II for the issuance of shares to employees,

cancellation  of the Authorized Capital 2006/II and

corresponding amendment to the Statutes

PROPOSAL #9.: Approval of a new authorization to                ISSUER            YES             FOR                  FOR

issue bonds carrying conversion and/or option rights

as well as convertible participation rights, creation

 of a Conditional Capital 2010, cancellation of the

current authorization to issue bonds carrying

conversion and/or option rights, cancellation of the

Conditional Capital 2006 and corresponding amendment

to the Statutes

PROPOSAL #10.: Authorization to acquire treasury                ISSUER            YES             FOR                  FOR

shares for trading purposes

PROPOSAL #11.: Authorization to acquire and utilize          ISSUER            YES             FOR                  FOR

treasury shares for other purposes

PROPOSAL #12.: Authorization to use derivatives in            ISSUER            YES             FOR                  FOR

connection with the acquisition of treasury shares

pursuant to Paragraph 71 (1) no. 8 of the German

Stock Corporation Act (Aktiengesetz)

PROPOSAL #13.: Approval of control and profit                     ISSUER            YES             FOR                  FOR

transfer agreement between Allianz SE and Allianz

Common Applications and Services GmbH

PROPOSAL #14.: Approval of control and profit                     ISSUER            YES             FOR                  FOR

transfer agreement between Allianz SE and AZ-Argos 45

 Vermoegensverwaltungsgesellschaft mbH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLIED CAPITAL CORPORATION

  TICKER:                  ALD                 CUSIP:   01903Q108

  MEETING DATE:      11/6/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO CONSIDER AND VOTE UPON A PROPOSAL TO        ISSUER            YES             FOR                  FOR

 AUTHORIZE FLEXIBILITY FOR THE COMPANY, WITH THE

APPROVAL OF ITS BOARD OF DIRECTORS, TO SELL OR

OTHERWISE ISSUE SHARES OF ITS COMMON STOCK AT A PRICE

 BELOW ITS THEN CURRENT NAV PER SHARE IN ONE OR MORE

OFFERINGS SUBJECT TO CERTAIN LIMITATIONS SET FORTH

HEREIN (WITHOUT LIMITATION, THAT SHARES ISSUED

DOESNOT EXCEED 25% OUTSTANDING)

PROPOSAL #02: TO CONSIDER AND VOTE UPON A PROPOSAL TO        ISSUER            YES             FOR                  FOR

 AUTHORIZE THE COMPANY TO SELL OR OTHERWISE ISSUE

WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE FOR, CONVERT

 INTO OR PURCHASE SHARES OF ITS COMMON STOCK, IN ONE

OR MORE OFFERINGS, AT AN EXERCISE OR CONVERSION PRICE

 THAT, AT THE TIME SECURITIES ARE ISSUED WILL NOT BE

LESS THAN THE FAIR MARKET VALUE PER SHARE BUT MAY BE

BELOW NAV.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLIED IRISH BANKS PLC

  TICKER:                  N/A                 CUSIP:   G02072117

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed participation by          ISSUER            YES             FOR                  FOR

the Company and its subsidiaries, as defined in the

National Asset Management Agency Act 2009, in the

bank asset acquisition scheme established by the

National Asset Management Agency Act 2009 [and

regulations made and to be made thereunder]

[together, the NAMA Legislation] on the terms

contained in the NAMA Legislation [the NAMA

Participation], being a related party transaction and

 a Class 1 transaction for the purposes of the

Listing Rules of the Irish Stock Exchange and of the

UK Listing Authority; [a] be and it is hereby

approved; and [b] Authorize the Directors of the

Company to take all such steps, execute all such

documents and do all such things that they consider

necessary, expedient, appropriate or desirable to

effect or implement, or in connection with, the NAMA

Participation upon such terms and in such manner as

they determine to be necessary, expedient or

desirable, including, without prejudice to the

generality of the foregoing; [i] to make an

application in accordance with the NAMA Legislation

on behalf of the Company and all of its subsidiaries

[the Group] to the Minister for Finance [the

Minister] to be designated as a participating

institution under the NAMA Legislation and to request

 the exclusion of any subsidiaries of the Company as

designated participating institutions under the NAMA

Legislation; [ii] to procure that the Group complies

with any direction, request, guideline or instruction

 given to it by the Minister, the National Asset

Management Agency [NAMA] or a NAMA group entity [as

defined in the NAMA Legislation] in accordance with

the NAMA Legislation; [iii] to procure that the Group

 complies with such terms and conditions in relation

to the acquisition by NAMA of any assets of the Group

 as the Minister or NAMA may specify, including the

giving by the Group of such representations,

warranties and assurances as are requested by the

Minister or NAMA; [iv] in their absolute discretion,

to object to the proposed acquisition of any asset of

 the Group by NAMA and to dispute the valuation

placed by NAMA on any asset of the Group, as they

think fit; [v] to procure that the Group performs

such services in connection with a bank asset that

NAMA or a NAMA group entity [as defined in the NAMA

Legislation] has acquired or intends to acquire

[whether from the Group or otherwise] as it is

directed or requested to perform by NAMA or a NAMA

group entity; [vi] to indemnify NAMA and any other

person required by the NAMA Legislation against any

loss or liability arising from, or in respect of, any

 matter or thing; [vii] to make such disclosures, or

give such confirmations, in respect of information or

 records of the Group and its assets and liabilities

as it may be required or permitted to disclose or

give pursuant to the NAMA Legislation; [viii] to

procure that the Group complies with every direction

given by the Irish Financial Services Regulatory

Authority under Part 12 [Conduct of Participating

PROPOSAL #S.2: Approve, in accordance with the                   ISSUER            YES             FOR                  FOR

Shareholders' Rights [Directive 2007/36/EC]

Regulations 2009, a general meeting of the Company,

other than an AGM or a general meeting for the

passing of a special resolution, may be called on 14

days' notice

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  ISSUER:                  ALLIED IRISH BANKS PLC

  TICKER:                  N/A                 CUSIP:   G02072117

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial report               ISSUER            YES             FOR                  FOR

PROPOSAL #2.a: Re-appoint Mr. Kieran Crowley as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.b: Re-appoint Mr. Colm Doherty as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.c: Re-appoint Mr. Stephen L. Kingon as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.d: Re-appoint Ms. Anne Maher as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.e: Re-appoint Mr. Daniel O' Connor as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.f: Re-appoint Mr. David Pritchard as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.g: Re-appoint Mr. Robert G. Wilmers as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditor

PROPOSAL #4.: Approve to renew the authority of the          ISSUER            YES             FOR                  FOR

Directors to determine the price for the off-market

re-issue of treasury shares

PROPOSAL #5.: Approve to renew the Company's                       ISSUER            YES             FOR                  FOR

authority to convene certain shareholder meetings on

14 days notice

PROPOSAL #6.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to remove Mr. Dick

Spring as a Director

PROPOSAL #7.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: appoint Mr. Niall Murphy as a

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALLIED TECHNOLOGIES LTD

  TICKER:                  N/A                 CUSIP:   S02200111

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial         ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2.1: Re-elect Dr. HK Davies as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect Dr. JEW Carstens as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect Mr. CG Venter as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect Mr. AMR Smith as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Ratify the Non Executive Directors fees        ISSUER            YES             FOR                  FOR

 for 2008 and 2009

PROPOSAL #4.: Re-appoint PKF (jhb) incorporated as an        ISSUER            YES             FOR                  FOR

 Independent Auditors of Altech

PROPOSAL #5.S.1: Approve to general repurchase of              ISSUER            YES             FOR                  FOR

securities

PROPOSAL #6.O.1: Approve to control of authorized but        ISSUER            YES             FOR                  FOR

 unissued shares

PROPOSAL #7.O.2: Approve the Non Executive Directors         ISSUER            YES             FOR                  FOR

fees for the period 2009 and 2010

PROPOSAL #8.O.3: Authorize the Directors and the                ISSUER            YES             FOR                  FOR

Secretary to do all such things and sign all such

documents necessary to give effect to the mentioned

resolutions

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  ISSUER:                  ALPHA BK S A

  TICKER:                  N/A                 CUSIP:   X1687N119

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Submission for approval of the annual          ISSUER             NO              N/A                  N/A

financial statements as of 31.12.2009, along with the

 relevant reports of the Board of Directors and the

Auditors, as well as the distribution of profits

PROPOSAL #2.: Discharge of the Board of Directors and        ISSUER             NO              N/A                  N/A

 the Auditors from any liability for the financial

year 2009

PROPOSAL #3.: Election of Auditors, regular and                 ISSUER             NO              N/A                  N/A

alternate, for the financial year 2010 and approval

of their remuneration

PROPOSAL #4.: Election of a new Board of Directors            ISSUER             NO              N/A                  N/A

due to the expiry of its tenure, appointment of

Independent Members, as well as of Members of the

Audit Committee in accordance with Article 37 of Law

3693/2008

PROPOSAL #5.: Approval of the Board of Directors' fees      ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Renewal and approval of a share buy-             ISSUER             NO              N/A                  N/A

back programme in accordance with article 16 of

Codified Law 2190/1920, on the suspensive condition

that the existing (article 28 paragraph 2 of Law

3756/2009) and/or future restrictions on the

implementation of a share buy-back programme be

PROPOSAL #7.: Supplement, for clarification purposes,        ISSUER             NO              N/A                  N/A

 of Article 5, Paragraph 4 of the Articles of

Incorporation, on the authority granted to increase

the share capital through issuance of a single

category of shares only (Article 13 Paragraph 7 of

Codified Law 2190/1920)

PROPOSAL #8.: Grant of authorization, according to            ISSUER             NO              N/A                  N/A

Article 23, Paragraph 1 of Codified Law 2190/1920, to

 the Members of the Board of Directors, the General

Management as well as to Managers, to participate in

the Board of Directors or in the Management of Group

Companies having similar purposes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALPS ELECTRIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J01176114

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                   ISSUER            YES             FOR                  FOR

Revisions Related to Dematerialization of Shares and

the other Updated Laws and Regulations

PROPOSAL #2.: Decrease of Unappropriated Retained              ISSUER            YES             FOR                  FOR

Earnings and Disposition of Reserve

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALSTOM

  TICKER:                  N/A                 CUSIP:   F0259M475

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements and          ISSUER            YES             FOR                  FOR

transactions for the FYE on 31 MAR 2010

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 MAR 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the special report of the                ISSUER            YES             FOR                  FOR

Statutory Auditors on the regulated Agreements and

undertakings

PROPOSAL #O.5: Approve the renewal of Mr. Olivier              ISSUER            YES         AGAINST           AGAINST

Bouygues' term as Board Member

PROPOSAL #O.6: Approve the renewal of term of the              ISSUER            YES         AGAINST           AGAINST

Company Bouygues as Board Member

PROPOSAL #O.7: Approve the renewal of Mr. Georges              ISSUER            YES             FOR                  FOR

Chodron de Courcel as term as Board Member

PROPOSAL #O.8: Appointment of Mrs. Lalita D. Gupte as        ISSUER            YES             FOR                  FOR

 a Board Member

PROPOSAL #O.9: Appointment of Mrs. Katrina Landis as         ISSUER            YES             FOR                  FOR

a Board Member

PROPOSAL #O.10: Approve to determine the amount for          ISSUER            YES             FOR                  FOR

the attendance allowances

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with transactions on the Company's own shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares and any

securities giving access to shares of the Company or

of one of its subsidiaries with preferential

subscription rights and/or by incorporation of

premiums, reserves, profits or other funding for a

maximum nominal amount of capital increase of EUR 600

 million, that is about 29.2% of the capital, with

allocation on this amount of those set under the 13th

 and 16th Resolutions

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares and any

securities giving access to shares of the Company or

of one of its subsidiaries with cancellation of

preferential subscription rights for a maximum

nominal amount of capital of EUR 300 million, that is

 about 14.6% of the capital, with allocation of this

amount on the one set under the 12th Resolution and

allocation on this amount of the one set under the

14th Resolution

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital within the limit of 10% in

consideration for the contributions in kind as equity

 securities or securities giving access to the

capital with allocation of this amount on those set

under the 12th and 13th Resolutions

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or

securities giving access to shares of the Company

reserved for Members of a Company savings plan within

 the limit of 2% of the capital with allocation of

this amount on the one set under the 12th Resolution

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital with cancellation of

preferential subscription rights of the shareholders

in favor of a given category of beneficiaries

allowing the employees of foreign subsidiaries of the

 Group to benefit from an employee savings plan

similar to the one offered under the previous

resolution within the limit of 0.5% of the capital

with allocation of this amount on those set in the

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out free allocations of shares existing or to

be issued within the limit of 1% of the capital with

allocation of this amount on the one set under the

18th Resolution, of which a maximum of 0.02% may be

allocated to the corporate officers of the Company

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options to subscribe for or purchase shares of

the Company within the limit of 2.5% of the capital

minus any amounts allocated under the 17th resolution

 of which a maximum of 0.10 % may be allocated to

corporate officers

PROPOSAL #E.19: Amend the Article 7 of the Statutes           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #E.20: Powers to carry through the decisions        ISSUER            YES             FOR                  FOR

 of the General Meeting and accomplish the formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALTERA CORPORATION

  TICKER:                  ALTR               CUSIP:   021441100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN P. DAANE               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT J.                     ISSUER            YES             FOR                  FOR

FINOCCHIO, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: KEVIN MCGARITY             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: T. MICHAEL NEVENS        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: KRISH A. PRABHU           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN SHOEMAKER             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: SUSAN WANG                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO REAPPROVE THE INTERNAL REVENUE CODE         ISSUER            YES             FOR                  FOR

SECTION 162(M) PROVISIONS OF THE 2005 EQUITY

INCENTIVE PLAN.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE 2005              ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLAN TO INCREASE BY 5,000,000 THE

NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL #04: TO APPROVE AN AMENDMENT TO THE 1987              ISSUER            YES             FOR                  FOR

EMPLOYEE STOCK PURCHASE PLAN TO INCREASE BY 1,000,000

 THE NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL #05: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR.

PROPOSAL #06: A STOCKHOLDER PROPOSAL REQUESTING A          SHAREHOLDER        YES             FOR               AGAINST

CHANGE TO ALTERA'S VOTING REQUIREMENTS, SEE PROXY

STATEMENT FOR FURTHER DETAILS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALTRIA GROUP, INC.

  TICKER:                  MO                   CUSIP:   02209S103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ELIZABETH E.                ISSUER            YES             FOR                  FOR

BAILEY

PROPOSAL #1B: ELECTION OF DIRECTOR: GERALD L. BALILES        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN T. CASTEEN          ISSUER            YES             FOR                  FOR

III

PROPOSAL #1D: ELECTION OF DIRECTOR: DINYAR S. DEVITRE        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: THOMAS F. FARRELL        ISSUER            YES             FOR                  FOR

 II

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT E. R.                ISSUER            YES             FOR                  FOR

HUNTLEY

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS W. JONES           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: GEORGE MUNOZ                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: NABIL Y. SAKKAB           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MICHAEL E.                   ISSUER            YES             FOR                  FOR

SZYMANCZYK

PROPOSAL #02: 2010 PERFORMANCE INCENTIVE PLAN                      ISSUER            YES             FOR                  FOR

PROPOSAL #03: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS

PROPOSAL #04: SHAREHOLDER PROPOSAL 1 - FOOD                    SHAREHOLDER        YES         ABSTAIN           AGAINST

INSECURITY AND TOBACCO USE

PROPOSAL #05: SHAREHOLDER PROPOSAL 2 - CREATE HUMAN      SHAREHOLDER        YES         ABSTAIN           AGAINST

RIGHTS PROTOCOLS FOR THE COMPANY AND ITS SUPPLIERS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALUMINA LTD

  TICKER:                  N/A                 CUSIP:   Q0269M109

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial report and the              ISSUER             NO              N/A                  N/A

reports of the Directors and the Auditor for the YE

31 DEC 2009

PROPOSAL #2: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #3: Re-election of Mr. Peter A. F. Hay as a         ISSUER            YES             FOR                  FOR

Director, retires in accordance with the Company's

Constitution

PROPOSAL #4: Approve, for all purposes under the                ISSUER            YES             FOR                  FOR

Corporations Act 2001  Cth  for the grant to Mr. John

 Bevan, Chief Executive Officer of the Company, of

rights to acquire ordinary shares in the capital of

the Company in accordance with the terms contained in

 the Company's Long Term Incentive Plan as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALUMINUM CORP CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y0094N109

  MEETING DATE:      8/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the type

of shares and nominal value: the domestic listed RMB

denominated ordinary shares [A shares], with a

nominal value of RMB 1.00 each

PROPOSAL #S.1.2: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the

method of issue: private offering, the Company will,

within 6 months from obtaining the approval of CSRC,

issue the A shares to no more than 10 specific target

 subscribers at the appropriate time

PROPOSAL #S.1.3: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the

target subscribers: securities investment fund

management Companies, securities Companies, insurance

 institutional investors, trust investment Companies,

 finance Companies and Qualified Foreign

Institutional Investors who are qualified legal

persons, natural persons, or other legally qualified

investors; the Company will determine the target

subscribers after obtaining the relevant approval and

 in accordance with the implementation details of

private offering of shares by listed Companies

PROPOSAL #S.1.4: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the lock-

up period: the A shares subscribed by the target

subscribers are not transferable for a period of 12

months from the date of completion of the A share

PROPOSAL #S.1.5: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the

subscription method: all target subscribers will

subscribe for the A shares in cash

PROPOSAL #S.1.6: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the

number of A shares to be issued: not more than one

billion A shares, the number of A shares to be issued

 will be adjusted correspondingly according to the

proportion of changes in the total share capital in

case of ex-rights or ex-dividend such as distribution

 of dividends, bonus issue, capitalization issue, new

 issue or placing by the Company during the period

from the pricing base date to the date of issue of

the A share; authorize the Board the EGM and Class

Meetings to finalize the number of A shares to be

issued, having regard to the actual circumstances and

 after consultation with the lead underwriter[s] of

the A share issue

PROPOSAL #S.1.7: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the

pricing base date and price of the issue: the pricing

 base date of the A share issue is the date of

announcement of the resolutions of the 13th meeting

of the 3rd session of the Board; the issue price per

A share will not be less than 90% of the average

trading price of the A Shares in the 20 days

immediately preceding the pricing base date [the

average trading price of the A Shares in the 20 days

immediately preceding the pricing base date equal to

the total amount of A Shares traded in the 20 days

immediately preceding the pricing base date/the total

 volume of A Shares traded in the 20 days immediately

 preceding the pricing base date]; the exact price

will be determined by the Board after obtaining the

approval of the CSRC in accordance with the authority

 granted at the EGM and Class Meetings and in

compliance with the 'Implementation Details of

Private Offering of Shares by Listed Companies',

bidding results and in consultation with the lead

underwriter[s], the minimum issue price of the A

share issue will be adjusted correspondingly in case

of ex-rights or ex-dividend such as distribution of

dividends, bonus issue, capitalization issue or

placing during the period from the pricing base date

PROPOSAL #S.1.8: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the place

 of listing: after expiration of the lock-up period,

the A Shares issued pursuant to the A share issue

will be traded on the Shanghai Stock Exchange

PROPOSAL #S.1.9: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the use

of proceeds: the proceeds raised will not exceed RMB

10 billion; after deduction of the relevant expenses,

 the proceeds will be used in the Chongqing 800,000

tonnes Alumina Construction Project, Xing Xian

Alumina Project, Zhongzhou Ore-dressing Bayer Process

 expansion construction project and to supplement the

 working capital, details of the project investments

are as specified; if the actual net proceeds raised

in the A share issue are less than the amount

proposed to be utilized as set out above, the Company

 will make up the shortfall by its own means; if the

time at which the proceeds raised does not match the

implementation schedule of the projects, the Company

may utilize other funds first and swap them with the

proceeds raised when the funds are in place

PROPOSAL #S1.10: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the

arrangements with regard to the cumulated profits not

 distributed: the new A shareholders after completion

 of the A share Issue and existing shareholders will

share the cumulated profits not distributed prior to

the A share issue

PROPOSAL #S1.11: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company: the

period of validity of the A share issue resolutions:

12 months from the date of the resolutions passed at

the respective EGM, A Share Class Meeting and H Share

 Class Meeting

PROPOSAL #S.2: Approve the Detailed Plan for the                ISSUER            YES             FOR                  FOR

Private Offering of A Shares, as specified

PROPOSAL #S.3: Authorize the Board in connection with        ISSUER            YES             FOR                  FOR

 the proposed A Share Issue: that: the Board and the

persons to be fully authorized by the Board to deal

with specific matters relating to the private

offering of A Shares pursuant to the A share issue,

including: 1] to formulate and implement the specific

 proposal for the A share issue, to determine the

number of shares to be issued, the issue price, the

target subscribers, the time for the issue, the

commencement and the end of the issue period and all

other matters relating to the A share issue; 2] to

revise the above approvals for the purpose of

complying with relevant laws and regulations or the

requirements of the relevant securities regulatory

authorities [except those matters which are required

to be approved afresh at a general meeting pursuant

to the relevant laws and regulations and the Articles

 of Association] and to adjust the projects for which

 proceeds are to be utilized before the A share

issue, taking into account factors such as the

approval of the projects by the relevant authorities,

 the change in relevant market conditions and the

change in the conditions for implementing the

projects for which the proceeds are to be utilized;

3] to sign any document relating to the A share issue

 and to complete the procedures for all necessary or

appropriate applications, submissions, registrations

and filings in relation to the A share issue; 4] to

execute, amend, supplement, deliver, submit and

implement all agreements and application documents in

 relation to the A share issue application and

approval process; 5] amend the Articles of

Association and handle the relevant trade and

industry amendment registration upon completion of

the A share issue and all other matters in relation

to the A share issue; 6] to adjust or reduce the

proposed amount of proceeds to be applied in any one

or more projects in the event that the actual amount

of the net proceeds raised is less than the total

proposed amount of proceeds to be applied and to

apply the unused proceeds to supplement the Company's

 working capital in the event that the actual amount

of capital applied to the projects is less than the

actual amount of net proceeds raised; 7] to handle

matters relating to the listing on the Shanghai Stock

 Exchange of the A shares issued pursuant to the A

share issue upon completion of the A share issue; 8]

to deal with, in its absolute discretion, all other

matters relating to the A share issue; and 9] the

authorizations in items [1] to [7] above will be

valid from the date of approval of the A share issue

at the EGM and Class Meetings and will continue to be

 valid while the matters relating thereto subsist and

 the authorizations under the other items above will

be valid for 12 months following the date of approval

PROPOSAL #4.: Approve the conditions for Private                ISSUER            YES             FOR                  FOR

Offering of A shares have been complied with by the

Company

PROPOSAL #5.: Approve the 'The Report of Use of                 ISSUER            YES             FOR                  FOR

Proceeds from the Last Fund Raising Exercise and

Independent Assurance Report', as specified

PROPOSAL #6.: Approve the 'Feasibility Analysis                 ISSUER            YES             FOR                  FOR

Report on the Use of Proceeds to be Raised by the

Private Offering of A Shares of the Company', as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALUMINUM CORP CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y0094N109

  MEETING DATE:      8/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the type

of shares and nominal value: the domestic listed RMB

denominated ordinary shares [A shares], with a

nominal value of RMB 1.00 each

PROPOSAL #S.1.2: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the

method of issue: private offering, the Company will,

within 6 months from obtaining the approval of CSRC,

issue the A shares to no more than 10 specific target

 subscribers at the appropriate time

PROPOSAL #S.1.3: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the

target subscribers: securities investment fund

management Companies, securities Companies, insurance

 institutional investors, trust investment Companies,

 finance Companies and Qualified Foreign

Institutional Investors who are qualified legal

persons, natural persons, or other legally qualified

investors; the Company will determine the target

subscribers after obtaining the relevant approval and

 in accordance with the implementation details of

private offering of shares by listed Companies

PROPOSAL #S.1.4: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the lock-

up period: the A shares subscribed by the target

subscribers are not transferable for a period of 12

months from the date of completion of the A share

PROPOSAL #S.1.5: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the

subscription method: all target subscribers will

subscribe for the A shares in cash

PROPOSAL #S.1.6: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the

number of A shares to be issued: not more than one

billion A shares, the number of A shares to be issued

 will be adjusted correspondingly according to the

proportion of changes in the total share capital in

case of ex-rights or ex-dividend such as distribution

 of dividends, bonus issue, capitalization issue, new

 issue or placing by the Company during the period

from the pricing base date to the date of issue of

the A share; authorize the Board the EGM and Class

Meetings to finalize the number of A shares to be

issued, having regard to the actual circumstances and

 after consultation with the lead underwriter[s] of

the A share issue

PROPOSAL #S.1.7: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the

pricing base date and price of the issue: the pricing

 base date of the A share issue is the date of

announcement of the resolutions of the 13th meeting

of the 3rd session of the Board; the issue price per

A share will not be less than 90% of the average

trading price of the A Shares in the 20 days

immediately preceding the pricing base date [the

average trading price of the A Shares in the 20 days

immediately preceding the pricing base date equal to

the total amount of A Shares traded in the 20 days

immediately preceding the pricing base date/the total

 volume of A Shares traded in the 20 days immediately

 preceding the pricing base date]; the exact price

will be determined by the Board after obtaining the

approval of the CSRC in accordance with the authority

 granted at the EGM and Class Meetings and in

compliance with the 'Implementation Details of

Private Offering of Shares by Listed Companies',

bidding results and in consultation with the lead

underwriter[s], the minimum issue price of the A

share issue will be adjusted correspondingly in case

of ex-rights or ex-dividend such as distribution of

dividends, bonus issue, capitalization issue or

placing during the period from the pricing base date

PROPOSAL #S.1.8: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the place

 of listing: after expiration of the lock-up period,

the A Shares issued pursuant to the A share issue

will be traded on the Shanghai Stock Exchange

PROPOSAL #S.1.9: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the use

of proceeds: the proceeds raised will not exceed RMB

10 billion; after deduction of the relevant expenses,

 the proceeds will be used in the Chongqing 800,000

tonnes Alumina Construction Project, Xing Xian

Alumina Project, Zhongzhou Ore-dressing Bayer Process

 expansion construction project and to supplement the

 working capital, details of the project investments

are as specified; if the actual net proceeds raised

in the A share issue are less than the amount

proposed to be utilized as set out above, the Company

 will make up the shortfall by its own means; if the

time at which the proceeds raised does not match the

implementation schedule of the projects, the Company

may utilize other funds first and swap them with the

proceeds raised when the funds are in place

PROPOSAL #S1.10: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the

arrangements with regard to the cumulated profits not

 distributed: the new A shareholders after completion

 of the A share Issue and existing shareholders will

share the cumulated profits not distributed prior to

the A share issue

PROPOSAL #S1.11: Approve, in relation to the plan for        ISSUER            YES             FOR                  FOR

 the proposed A share issue by the Company, the

period of validity of the A share issue resolutions:

12 months from the date of the resolutions passed at

the respective EGM, A Share Class Meeting and H Share

 Class Meeting

PROPOSAL #S.2: Approve the Detailed Plan for the                ISSUER            YES             FOR                  FOR

Private Offering of A Shares, as specified

PROPOSAL #S.3: Authorize the Board the persons to be         ISSUER            YES             FOR                  FOR

fully authorized by the Board, in connection with the

 proposed A Share issue, to deal with specific

matters relating to the private offering of A Shares

pursuant to the A share issue, including: 1] to

formulate and implement the specific proposal for the

 A share issue, to determine the number of shares to

be issued, the issue price, the target subscribers,

the time for the issue, the commencement and the end

of the issue period and all other matters relating to

 the A share issue; 2] to revise the above approvals

for the purpose of complying with relevant laws and

regulations or the requirements of the relevant

securities regulatory authorities [except those

matters which are required to be approved afresh at a

 general meeting pursuant to the relevant laws and

regulations and the Articles of Association] and to

adjust the projects for which proceeds are to be

utilized before the A share issue, taking into

account factors such as the approval of the projects

by the relevant authorities, the change in relevant

market conditions and the change in the conditions

for implementing the projects for which the proceeds

are to be utilized; 3] to sign any document relating

to the A share issue and to complete the procedures

for all necessary or appropriate applications,

submissions, registrations and filings in relation to

 the A share issue; 4] to execute, amend, supplement,

 deliver, submit and implement all agreements and

application documents in relation to the A share

issue application and approval process; 5] amend the

Articles of Association and handle the relevant trade

 and industry amendment registration upon completion

of the A share issue and all other matters in

relation to the A share issue; 6] to adjust or reduce

 the proposed amount of proceeds to be applied in any

 one or more projects in the event that the actual

amount of the net proceeds raised is less than the

total proposed amount of proceeds to be applied and

to apply the unused proceeds to supplement the

Company's working capital in the event that the

actual amount of capital applied to the projects is

less than the actual amount of net proceeds raised;

7] to handle matters relating to the listing on the

Shanghai Stock Exchange of the A shares issued

pursuant to the A share issue upon completion of the

A share issue; 8] to deal with, in its absolute

discretion, all other matters relating to the A share

 issue; and 9] the authorizations in items [1] to [7]

 above will be valid from the date of approval of the

 A share issue at the EGM and Class Meetings and will

 continue to be valid while the matters relating

thereto subsist and the authorizations under the

other items above will be valid for 12 months

following the date of approval of the A share issue

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALUMINUM CORP CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y0094N109

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the renewal of the         ISSUER            YES             FOR                  FOR

Mutual Supply Agreement (as specified) and all

transactions contemplated thereunder and in

connection therewith; approve the proposed revised

annual caps as specified in relation to the Mutual

Supply Agreement for the 3 years ending 31 DEC 2012;

and authorize any 1 Director of the Company, for and

on behalf of the Company to execute all such other

documents and agreements and do such acts or things

as he may in his absolute discretion consider to be

necessary, desirable, appropriate or expedient to

implement or give effect to the transactions under

the Mutual Supply Agreement and the annual caps

PROPOSAL #2.: Approve and ratify, the renewal of the         ISSUER            YES             FOR                  FOR

Provision of Aluminum and Aluminum Alloy Ingots and

Aluminum Fabrication Services Agreement (as

specified) and all transactions contemplated

thereunder and in connection therewith; approve the

proposed revised annual caps as specified in relation

 to the provision of Aluminum and Aluminum Alloy

Ingots and Aluminum Fabrication Services Agreement

for the 3 years ending 31 DEC 2012; and authorize any

 1 Director of the Company, for and on behalf of the

Company to execute all such other documents and

agreements and do such acts or things as he may in

his absolute discretion consider to be necessary,

desirable, appropriate or expedient to implement or

give effect to the transactions under the Provision

of Aluminum and Aluminum Alloy Ingots and Aluminum

Fabrication Services Agreement and the annual caps

PROPOSAL #3.: Approve and ratify, the renewal of the         ISSUER            YES             FOR                  FOR

Provision of Engineering, Construction and

Supervisory Services Agreement (as specified) and all

 transactions contemplated thereunder and in

connection therewith; approve the proposed revised

annual caps as specified in relation to the Provision

 of Engineering, Construction and Supervisory

Services Agreement for the 3 years ending 31 DEC

2012; and authorize any 1 Director of the Company,

for and on behalf of the Company to execute all such

other documents and agreements and do such acts or

things as he may in his absolute discretion consider

to be necessary, desirable, appropriate or expedient

to implement or give effect to the transactions under

 the Provision of Engineering, Construction and

Supervisory Services Agreement and the annual caps

PROPOSAL #4.: Approve and ratify, the renewal of the         ISSUER            YES             FOR                  FOR

Long Term Agreement for Sale and Purchase of Alumina

as specified, (as specified), and all transactions

contemplated thereunder and in connection therewith;

approve the proposed revised annual caps as specified

 in relation to the Long Term Agreement for Sale and

Purchase of Alumina for the 3 years ending 31 DEC

2012; and authorize any 1 Director of the Company,

for and on behalf of the Company to execute all such

other documents and agreements and do such acts or

things as he may in his absolute discretion consider

to be necessary, desirable, appropriate or expedient

to implement or give effect to the transactions under

 the Long Term Agreement for Sale and Purchase of

Alumina and the annual caps thereunder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ALUMINUM CORP CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y0094N109

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors' report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee for the YE 31 DEC 2009

PROPOSAL #3: Approve the Independent Auditor's report        ISSUER            YES             FOR                  FOR

 and the audited financial report of the Company for

the YE 31 DEC 2009 [including the financial report

prepared in accordance with the International

Financial Reporting Standards and the financial

report prepared in accordance with the PRC Accounting

 Standards for Business Enterprises [2006]]

PROPOSAL #4: Approve the non-payment of 2009 final            ISSUER            YES             FOR                  FOR

dividends for the YE 31 DEC 2009 and non-

implementation of increasing share capital by

transferring capital reserves

PROPOSAL #5.a: Re-appoint Mr. Xiong Weiping as an              ISSUER            YES             FOR                  FOR

Executive Director of the 4th session of the Board

for a term of three years expiring upon conclusion of

 the Company's 2012 AGM

PROPOSAL #5.b: Re-appoint Mr. Luo Jianchuan as an              ISSUER            YES             FOR                  FOR

Executive Director of the 4th session of the Board

for a term of three years expiring upon conclusion of

 the Company's 2012 AGM

PROPOSAL #5.c: Re-appoint Mr. Chen Jihua as an                   ISSUER            YES             FOR                  FOR

Executive Director of the 4th session of the Board

for a term of three years expiring upon conclusion of

 the Company's 2012 AGM

PROPOSAL #5.d: Re-appoint Mr. Liu Xiangmin as an                ISSUER            YES             FOR                  FOR

Executive Director of the 4th session of the Board

for a term of three years expiring upon conclusion of

 the Company's 2012 AGM

PROPOSAL #6.a: Re-appoint Mr. Shi Chungui as a Non-           ISSUER            YES             FOR                  FOR

Executive Directors of the 4th session of the Board

for a term of three years expiring upon conclusion of

 the Company's 2012 AGM

PROPOSAL #6.b: Re-appoint Mr. Lv Youqing as a Non-             ISSUER            YES             FOR                  FOR

Executive Directors of the 4th session of the Board

for a term of three years expiring upon conclusion of

 the Company's 2012 AGM

PROPOSAL #7.a: Re-appoint Mr. Zhang Zhuoyuan as an            ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors of the 4th

session of the Board for a term of three years

expiring upon conclusion of the Company's 2012 AGM

PROPOSAL #7.b: Re-appoint Mr. Wang Mengkui as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors of the 4th

session of the Board for a term of three years

expiring upon conclusion of the Company's 2012 AGM

PROPOSAL #7.c: Re-appoint Mr. Zhu Demiao as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors of the 4th

session of the Board for a term of three years

expiring upon conclusion of the Company's 2012 AGM

PROPOSAL #8.a: Re-appoint Mr. Ao Hong as                              ISSUER            YES             FOR                  FOR

shareholders-elected Supervisors of the 4th session

of the Supervisory Committee for a term of three

years expiring upon conclusion of the Company's 2012

PROPOSAL #8.b: Re-appoint Mr. Zhang Zhankui as                   ISSUER            YES             FOR                  FOR

shareholders-elected Supervisors of the 4th session

of the Supervisory Committee for a term of three

years expiring upon conclusion of the Company's 2012

PROPOSAL #9: Authorize the Board to set the                        ISSUER            YES             FOR                  FOR

remuneration for the Company's Directors and

Supervisors for year 2010

PROPOSAL #10: Approve the renewal of one-year                     ISSUER            YES         AGAINST           AGAINST

liability insurance for the Company's Directors,

Supervisors and Senior Management [from 18 MAY 2010

to 17 MAY 2011]

PROPOSAL #11: Re-appoint PricewaterhouseCoopers                 ISSUER            YES             FOR                  FOR

[Certified Public Accountants, Hong Kong] as the

International Auditors and PricewaterhouseCoopers

Zhong Tian CPAs Company Limited as PRC Auditors of

the Company to hold office until conclusion of the

next AGM, and authorize the Audit Committee of the

Board to determine their remuneration

PROPOSAL #12: Approve proposals [if any] put forward         ISSUER            YES         AGAINST           AGAINST

at such meeting by any shareholder(s) holding 3% or

more of the shares carrying the right to vote at such

 meeting

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company [as specified], and authorize any one

Director or Secretary to the Board to deal with on

behalf of the Company the relevant filing, amendments

 and registration [where necessary] procedures and

other related issues arising from the amendments to

the Articles of Association of the Company

PROPOSAL #S.14: Approve the issue mandate                             ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Approve the issue of short-term bills        ISSUER            YES             FOR                  FOR

PROPOSAL #S.16: Approve the issue of medium-term notes      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMADA CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J01218106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMAZON.COM, INC.

  TICKER:                  AMZN               CUSIP:   023135106

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JEFFREY P. BEZOS         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: TOM A. ALBERG               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN SEELY BROWN         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM B. GORDON        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ALAIN MONIE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS O. RYDER           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: PATRICIA Q.                 ISSUER            YES             FOR                  FOR

STONESIFER

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

PROPOSAL #03: SHAREHOLDER PROPOSAL CALLING FOR THE        SHAREHOLDER        YES         ABSTAIN           AGAINST

COMPANY TO MAKE CERTAIN DISCLOSURES REGARDING

CORPORATE POLITICAL CONTRIBUTIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMB PROPERTY CORPORATION

  TICKER:                  AMB                 CUSIP:   00163T109

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: T. ROBERT BURKE           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID A. COLE               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LYDIA H. KENNARD         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. MICHAEL LOSH           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: HAMID R. MOGHADAM        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: FREDERICK W. REID        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JEFFREY L. SKELTON      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS W. TUSHER         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CARL B. WEBB                ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE SELECTION OF                     ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM OF AMB PROPERTY

CORPORATION FOR THE FISCAL YEAR ENDING DECEMBER 31,

2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMBUJA CEM LTD

  TICKER:                  N/A                 CUSIP:   Y6140K106

  MEETING DATE:      4/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the profit and loss          ISSUER            YES             FOR                  FOR

account for the Corporate FYE 31 DEC 2009 and the

balance sheet as at that date and the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Nasser Munjee as a                 ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Rajendra P. Chitale as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Shailesh Haribhakti as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. S.R. Batliboi and                       ISSUER            YES             FOR                  FOR

Associates, retiring Auditors as the Auditors of the

Company, to hold office from the conclusion of the

next AGM of the Company and approve to fix their

remuneration.

PROPOSAL #S.7: Authorize the Company, pursuant to the        ISSUER            YES             FOR                  FOR

 provisions of Sections 198, 309 and all other

applicable provisions, if any, of the Companies

Act,1956 [including any amendment thereto or re-

enactment thereof for the time being in force] and

subject to such permissions, consents and approvals

from various authorities, as may be required, to the

payment of commission to the Directors [other than

the Managing Director and Whole-time Directors] for a

 period of five years commencing from 01 JAN 2010 as

may be decided by the Board from time to time but not

 exceeding to ceiling as prescribed under Section

309(4) of the Companies Act, 1956 viz., 1% per annum

of the net profits of the Company as computed in

accordance with the provisions of Section 349 read

with Section 350 of the Companies Act, 1956, such

commission being divisible amongst the Directors in

such proportion and in such manner as may be decided

by the Board of Directors of the Company

PROPOSAL #8.: Authorize the Company, subject to the          ISSUER            YES             FOR                  FOR

approval of the Central Government and pursuant to

the provisions of Sections 198,269,309 and 310 and

all other applicable provisions, if any of the

Companies Act, 1956 read with Schedule XIII to the

said Act, as amended and subject to such permissions,

 consents and approvals from various authorities as

may be required and subject to such conditions, if

any, that may be imposed by any authority, while

granting their permissions, consents and approvals

and which the Board of Directors is authorized to

accept, its consent and approval to the appointment

of Mr. Onne Van Der Weijde for a period of 5 years as

 specified: as the Whole-Time Director, designated as

 the Chief Executive Officer Designate for a period

17 FEB 2010 till 30 APR 2010; and as the Managing

Director from 01 MAY 2010 till 16 FEB 2015; on the

specified remuneration and other terms; that during

his tenure as the Chief Executive Officer designated

and as the Managing Director, Mr. Onne Van Der Weijde

 shall be entitled to be paid/ reimbursed by the

Company all costs, charges and expenses as may be

incurred by him for the purposes of or on behalf of

the Company; that as the Managing Director Mr. Onne

Van Der Weijde shall be liable to retire by rotation

under the Section 255 of the Companies Act 1956,

however, if re-appointed as a Director immediately on

 retirement by rotation, he shall continue to hold

his office of Managing Director and re-appointment as

 a Director shall not be deemed to constitute a break

 in his appointment as the Managing Director

PROPOSAL #S.9: Authorize the Board, pursuant to the          ISSUER            YES             FOR                  FOR

provisions of Section 81(1A) and all other applicable

 provisions, if any of the Companies Act,1956

[including any amendment thereto or re-enactment

thereof for the time being in force], the Securities

and Exchange Board of India [Employee Stock Option

Scheme and Employee Stock Purchase Scheme]

guidelines, 1999 as amended from time (the

guidelines) and subject to such approvals consents,

permissions and sanctions as may be necessary from

appropriate authorities or bodies and subject to such

 conditions as may be prescribed by any of them while

 granting such approvals, consents, permissions and

sanctions which the Board of Directors of the Company

 (the Board) (which term shall be deemed to include

any Committee thereof) to accept, the approval of the

 Company, to create, offer and grant an aggregate of

up to 1,00,00,000 options to the employees of the

Company, each option convertible into one equity

share of the face value of INR 2 each on payment of

such exercise price as may be decide by the Board and

 as per the terms and conditions framed/to be framed

by the Board with regard to the Employee Stock Option

 Scheme (hereinafter referred as ESOS 2010); CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMCOR LTD

  TICKER:                  N/A                 CUSIP:   Q03080100

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the              ISSUER             NO              N/A                  N/A

Company and the reports of the Directors and the

Auditor in respect of the YE 30 JUN 2009

PROPOSAL #2.a: Re-elect Mr. George John Pizzey as a          ISSUER            YES             FOR                  FOR

Director who retires by rotation in accordance with

Rule 63 of the Company's Constitution

PROPOSAL #2.b: Re-elect Mr. Jeremy Leigh Sutcliffe as        ISSUER            YES             FOR                  FOR

 a Director who retires by rotation in accordance

with Rule 63 of the Company's Constitution

PROPOSAL #3.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Corporations Act 2001 [Cth] and the Australian

Securities Exchange Listing Rules [including Listing

Rule 10.14], the issue to the Managing Director and

the Chief Executive Officer of the Company, Mr. K.N.

MacKenzie, of 367,000 Performance Rights and

2,760,000 Options pursuant to the Company's Long Term

 Incentive Plan, as specified, and for the issue of

ordinary shares in the Company upon the exercise of

those Options and Performance Rights

PROPOSAL #4.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Corporations Act 2001 [Cth], and the Australian

Securities Exchange Listing Rules [including Listing

Rule 10.14], the issue to the Managing Director and

the Chief Executive Officer of the Company, Mr. K.N.

MacKenzie, of a number of share Rights pursuant to

the Company's Management Incentive Plan - Equity, as

specified and for the issue of ordinary shares in the

 Company upon the vesting of those Share Rights

PROPOSAL #5.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

Company [included in the report of the Directors] for

 the YE 30 JUN 2009

PROPOSAL #S.6: Approve, pursuant to Sections 136(2)          ISSUER            YES             FOR                  FOR

and 648G of the Corporations Act 2001 [CTH] the

Company's Constitution be altered in the manner

Amended Constitution submitted to this meeting and

signed by the Chairman of this meeting for

identification, such alterations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMDOCS LIMITED

  TICKER:                  DOX                 CUSIP:   G02602103

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRUCE K. ANDERSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ADRIAN GARDNER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES E. FOSTER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES S. KAHAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ZOHAR ZISAPEL                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOV BAHARAV                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JULIAN A. BRODSKY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELI GELMAN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NEHEMIA LEMELBAUM                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. MCLENNAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A. MINICUCCI                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SIMON OLSWANG                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GIORA YARON                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF CONSOLIDATED FINANCIAL                ISSUER            YES             FOR                  FOR

STATEMENTS FOR FISCAL YEAR 2009.

PROPOSAL #03: RATIFICATION AND APPROVAL OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AND AUTHORIZATION OF AUDIT COMMITTEE OF

BOARD TO FIX REMUNERATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMEC PLC

  TICKER:                  N/A                 CUSIP:   G02604117

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports of         ISSUER            YES             FOR                  FOR

the Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the Directors remuneration report      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration policy set out         ISSUER            YES             FOR                  FOR

in the Director's remuneration report

PROPOSAL #5: Reelection of Mr J M Green Armytage as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6: Reelection of Mr'S Y Brikho as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Appointment of Ernst and Young LLP as            ISSUER            YES             FOR                  FOR

the Auditors

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #S.9: Amend the Articles of Association as          ISSUER            YES             FOR                  FOR

referred to in the notice of meeting

PROPOSAL #10: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or to grant rights to subscribe for or to convert

any security into shares

PROPOSAL #S.11: Approve the disapplication of Section        ISSUER            YES             FOR                  FOR

 561(1) of the Companies Act 2006

PROPOSAL #S.12: Authorize the Company to make                     ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.13: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMEREN CORPORATION

  TICKER:                  AEE                 CUSIP:   023608102

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN F. BRAUER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELLEN M. FITZSIMMONS                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER J. GALVIN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GAYLE P.W. JACKSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES C. JOHNSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN H. LIPSTEIN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES W. MUELLER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARVEY SALIGMAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICK T. STOKES                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS R. VOSS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN R. WILSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK D. WOODARD                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: SHAREHOLDER PROPOSAL RELATING TO REPORT   SHAREHOLDER        YES         AGAINST               FOR

 ON CALLAWAY PLANT EXTENSION OF OPERATING LICENSE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICA MOVIL SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P0280A101

  MEETING DATE:      12/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation, and where appropriate,            ISSUER             NO              N/A                  N/A

approval of a proposal, under the retained earnings

account, to pay a dividend in cash from the account

balance of consolidated net taxable income referred

to Income Tax Law in the amount of MXN 0.50 each for

the shares of the Series AA, A and L in the capital

of the Company, payable in a single payment as agreed

 by the assembly; the total amount would be subject

to the adjustments resulting from or repositioning

repurchase its own shares, among other Corporate

events to adjust the number of shares outstanding at

the time of payment of the dividend

PROPOSAL #2.: Receive the report on compliance with          ISSUER             NO              N/A                  N/A

the tax obligations of the Company for the FY 2008,

referred to Article 86, Section XX of the Income Tax

Law

PROPOSAL #3.: Appointment of the delegates to give            ISSUER             NO              N/A                  N/A

effect to the resolutions adopted by this assembly

and, where appropriate, the formalized as appropriate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICA MOVIL SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P0280A101

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Amend the various provisions of the              ISSUER            YES         AGAINST           AGAINST

Corporate Bylaws of the Company; resolutions in this

regard

PROPOSAL #II.: Approve the designation of delegates          ISSUER            YES         AGAINST           AGAINST

who will carry out the resolutions passed by this

meeting and, if relevant, formalize them as

appropriate; resolutions in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICA MOVIL SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P0280A101

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to carry out transactions that          ISSUER            YES         AGAINST           AGAINST

represent 20% or more of the consolidated assets of

the Company on the basis of numbers corresponding to

the end of the fourth quarter of 2009, in accordance

with that which is provided for in Section 17 of the

Corporate Bylaws of the Company and in Article 47 of

the Securities Market Law; resolutions in this regard

PROPOSAL #2: Approve the designation of delegates who        ISSUER            YES         AGAINST           AGAINST

 will carry out the resolutions passed by this

meeting and, if relevant, formalize them as

appropriate; resolutions in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICA MOVIL SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P0280A101

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appointment and/or ratification, if              ISSUER            YES         AGAINST           AGAINST

relevant, of the members of the Board of Directors of

 the Company who are to be appointed by the series L

Shareholders of the Company

PROPOSAL #2.: Approve the designation of delegates            ISSUER            YES             FOR                  FOR

who will carry out the resolutions passed by this

meeting and, if relevant, formalize them as

appropriate; resolutions in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICA MOVIL SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P0280A101

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: The information from the general                   ISSUER             NO              N/A                  N/A

Director prepared in accordance with the terms of

Article 172 of the general mercantile Companies Law

and 44, part xi, of the Securities Market law,

accompanied by the opinion of the Outside Auditor,

regarding the operations and results of the Company

for the FYE on 31 DEC 2009, as well as t he opinion

of the Board of Director's of the Company regarding

the content of said report; the report from the Board

 of Directors that is referred to in line b of

Article 172 of the general mercantile Companies Law,

in which are established and explained the main

accounting and information policies and criteria

followed in the preparation of the Company's

financial information; the information from the Board

 of Directors regarding the transactions and

activities in which it intervened in accordance with

the terms of Article 28, part iv, line e, of the

Securities Market Law; the annual report regarding

the activities conducted by the Audit Committee of

the Company in accordance with the terms of Article

43 of the Securities Market Law and the report with

regard to the subsidiaries of the Company; the

financial statements of the Company to 31 DEC 2009,

which include a proposal for the allocation of

profit, including the proposal for the payment of a

cash dividend to shareholders of the Company; the

report regarding the fulfillment of the tax

obligations that are the Company's responsibility in

accordance with Article 86, part xx, of the income

PROPOSAL #2.: Ratification, as the case may be, of            ISSUER             NO              N/A                  N/A

the performance of the Company's Board of Directors

and general Director for FY 2009 and appointment

and/or ratification, as the case may be, of the

persons to become Members of the Company's Board of

Directors, the Secretary and assistant Secretaries of

 such Board and the Chairman of the Company's Audit

and Corporate Practices Committee, as well as the

determination of their compensations, resolutions in

PROPOSAL #3.: Ratification, as the case may be, of            ISSUER             NO              N/A                  N/A

the Executive Committees performance, of the Audit

and Corporate practices and transactions Committee in

 puerto rico and the United States of America for FY

2009 and appointment and/or ratification, as the case

 may be, of the persons to become Members of the

Company's Executive Committee, the Audit and

corporate practices an d transactions committee in

Puerto rico and the United States of America, as well

 as the determination of the relevant compensations,

resolutions in connection thereto

PROPOSAL #4.: Presentation and, as the case may be,          ISSUER             NO              N/A                  N/A

approval of the Board of Directors, report on the

Company's policies regarding the acquisition of own

shares and, as the case may be, the placement

thereof, presentation and, as the case may be,

approval of a proposal in order to increase the

amount of funds currently available for the

acquisition of own shares, in terms of the provisions

 contained in Article 56 of the securities market

law, resolutions in connection thereto

PROPOSAL #5.: Appointment of delegates to comply the         ISSUER             NO              N/A                  N/A

resolutions adopted by this meeting and, as the case

may be, to formalize them as applicable, resolutions

in connection thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICAN EAGLE OUTFITTERS, INC.

  TICKER:                  AEO                 CUSIP:   02553E106

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ALAN T. KANE                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CARY D. MCMILLAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES V. O'DONNELL      ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFY THE APPOINTMENT OF ERNST & YOUNG         ISSUER            YES             FOR                  FOR

LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY

29, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICAN ELECTRIC POWER COMPANY, INC.

  TICKER:                  AEP                 CUSIP:   025537101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: E.R. BROOKS                  ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DONALD M. CARLTON        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES F. CORDES           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RALPH D. CROSBY,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1E: ELECTION OF DIRECTOR: LINDA A. GOODSPEED      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS E. HOAGLIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: LESTER A. HUDSON,        ISSUER            YES             FOR                  FOR

 JR

PROPOSAL #1H: ELECTION OF DIRECTOR: MICHAEL G. MORRIS        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: LIONEL L. NOWELL         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1J: ELECTION OF DIRECTOR: RICHARD L. SANDOR        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: KATHRYN D.                   ISSUER            YES             FOR                  FOR

SULLIVAN

PROPOSAL #1L: ELECTION OF DIRECTOR: SARA MARTINEZ              ISSUER            YES             FOR                  FOR

TUCKER

PROPOSAL #1M: ELECTION OF DIRECTOR: JOHN F. TURNER             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE AMENDMENTS TO THE AMERICAN                ISSUER            YES             FOR                  FOR

ELECTRIC POWER SYSTEM LONG-TERM INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICAN EXPRESS COMPANY

  TICKER:                  AXP                 CUSIP:   025816109

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: D.F. AKERSON                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. BARSHEFSKY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: U.M. BURNS                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: K.I. CHENAULT                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: P. CHERNIN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. LESCHLY                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.C. LEVIN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.A. MCGINN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E.D. MILLER                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.S REINEMUND                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.D. WALTER                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.A. WILLIAMS                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: ADVISORY (NON-BINDING) VOTE APPROVING          ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         AGAINST               FOR

CUMULATIVE VOTING FOR DIRECTORS.

PROPOSAL #05: SHAREHOLDER PROPOSAL RELATING TO THE        SHAREHOLDER        YES         AGAINST               FOR

CALLING OF SPECIAL SHAREHOLDER MEETINGS.

PROPOSAL #06: SHAREHOLDER PROPOSAL RELATING TO SHARE    SHAREHOLDER        YES         AGAINST               FOR

RETENTION REQUIREMENTS FOR EXECUTIVES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICAN INTERNATIONAL GROUP, INC.

  TICKER:                  AIG                 CUSIP:   026874784

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT H.                     ISSUER            YES             FOR                  FOR

BENMOSCHE

PROPOSAL #1B: ELECTION OF DIRECTOR: HARVEY GOLUB                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1C: ELECTION OF DIRECTOR: LAURETTE T.                 ISSUER            YES         AGAINST           AGAINST

KOELLNER

PROPOSAL #1D: ELECTION OF DIRECTOR: CHRISTOPHER S.            ISSUER            YES             FOR                  FOR

LYNCH

PROPOSAL #1E: ELECTION OF DIRECTOR: ARTHUR C. MARTINEZ      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1F: ELECTION OF DIRECTOR: GEORGE L. MILES,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: HENRY S. MILLER           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT S. MILLER         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: SUZANNE NORA                ISSUER            YES         AGAINST           AGAINST

JOHNSON

PROPOSAL #1J: ELECTION OF DIRECTOR: MORRIS W. OFFIT           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DOUGLAS M.                   ISSUER            YES             FOR                  FOR

STEENLAND

PROPOSAL #03: TO APPROVE A NON-BINDING SHAREHOLDER            ISSUER            YES         AGAINST           AGAINST

RESOLUTION ON EXECUTIVE COMPENSATION

PROPOSAL #04: TO APPROVE THE AMERICAN INTERNATIONAL          ISSUER            YES         AGAINST           AGAINST

GROUP, INC. 2010 STOCK INCENTIVE PLAN

PROPOSAL #05: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS AIG'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

PROPOSAL #06: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         AGAINST               FOR

CUMULATIVE VOTING

PROPOSAL #07: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE COMPENSATION RETENTION UPON TERMINATION OF

EMPLOYMENT

PROPOSAL #08: SHAREHOLDER PROPOSAL RELATING TO A           SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER ADVISORY RESOLUTION TO RATIFY AIG'S

POLITICAL SPENDING PROGRAM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERICAN TOWER CORPORATION

  TICKER:                  AMT                 CUSIP:   029912201

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RAYMOND P. DOLAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RONALD M. DYKES           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: CAROLYN F. KATZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GUSTAVO LARA CANTU      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOANN A. REED               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: PAMELA D.A. REEVE        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID E. SHARBUTT        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES D. TAICLET,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: SAMME L. THOMPSON        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERIPRISE FINANCIAL, INC.

  TICKER:                  AMP                 CUSIP:   03076C106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JAMES M.                       ISSUER            YES             FOR                  FOR

CRACCHIOLO

PROPOSAL #1B: ELECTION OF DIRECTOR: H. JAY SARLES               ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO ADOPT AND APPROVE AN AMENDMENT TO            ISSUER            YES             FOR                  FOR

THE COMPANY'S CERTIFICATE OF INCORPORATION TO

DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL #03: TO APPROVE A NON-BINDING ADVISORY                 ISSUER            YES             FOR                  FOR

RESOLUTION ON THE COMPANY'S EXECUTIVE COMPENSATION

PHILOSOPHY, OBJECTIVES AND POLICIES.

PROPOSAL #04: TO APPROVE THE AMENDED AND RESTATED              ISSUER            YES             FOR                  FOR

AMERIPRISE FINANCIAL 2005 INCENTIVE COMPENSATION PLAN.

PROPOSAL #05: TO RATIFY THE AUDIT COMMITTEE'S                     ISSUER            YES             FOR                  FOR

SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMERISOURCEBERGEN CORPORATION

  TICKER:                  ABC                 CUSIP:   03073E105

  MEETING DATE:      3/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD W.                   ISSUER            YES             FOR                  FOR

GOCHNAUER

PROPOSAL #1B: ELECTION OF DIRECTOR: EDWARD E.                     ISSUER            YES             FOR                  FOR

HAGENLOCKER

PROPOSAL #1C: ELECTION OF DIRECTOR: HENRY W. MCGEE             ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF AMERISOURCEBERGEN'S AMENDED AND

RESTATED CERTIFICATE OF INCORPORATION TO REPLACE ALL

SUPERMAJORITY VOTE REQUIREMENTS WITH A MAJORITY VOTE

REQUIREMENT.

PROPOSAL #3: RATIFICATION OF APPOINTMENT OF ERNST &          ISSUER            YES             FOR                  FOR

YOUNG LLP AS AMERISOURCEBERGEN'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMGEN INC.

  TICKER:                  AMGN               CUSIP:   031162100

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DR. DAVID                     ISSUER            YES             FOR                  FOR

BALTIMORE

PROPOSAL #1B: ELECTION OF DIRECTOR: MR. FRANK J.                ISSUER            YES             FOR                  FOR

BIONDI, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: MR. FRANCOIS DE          ISSUER            YES             FOR                  FOR

CARBONNEL

PROPOSAL #1D: ELECTION OF DIRECTOR: MR. JERRY D.                ISSUER            YES             FOR                  FOR

CHOATE

PROPOSAL #1E: ELECTION OF DIRECTOR: DR. VANCE D.                ISSUER            YES             FOR                  FOR

COFFMAN

PROPOSAL #1F: ELECTION OF DIRECTOR: MR. FREDERICK W.         ISSUER            YES             FOR                  FOR

GLUCK

PROPOSAL #1G: ELECTION OF DIRECTOR: DR. REBECCA M.            ISSUER            YES             FOR                  FOR

HENDERSON

PROPOSAL #1H: ELECTION OF DIRECTOR: MR. FRANK C.                ISSUER            YES             FOR                  FOR

HERRINGER

PROPOSAL #1I: ELECTION OF DIRECTOR: DR. GILBERT S.            ISSUER            YES             FOR                  FOR

OMENN

PROPOSAL #1J: ELECTION OF DIRECTOR: MS. JUDITH C.              ISSUER            YES             FOR                  FOR

PELHAM

PROPOSAL #1K: ELECTION OF DIRECTOR: ADM. J. PAUL                ISSUER            YES             FOR                  FOR

REASON, USN (RETIRED)

PROPOSAL #1L: ELECTION OF DIRECTOR: MR. LEONARD D.            ISSUER            YES             FOR                  FOR

SCHAEFFER

PROPOSAL #1M: ELECTION OF DIRECTOR: MR. KEVIN W.                ISSUER            YES             FOR                  FOR

SHARER

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2010

PROPOSAL #3A: STOCKHOLDER PROPOSAL: STOCKHOLDER             SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #1 (SHAREHOLDER ACTION BY WRITTEN CONSENT)

PROPOSAL #3B: STOCKHOLDER PROPOSAL: STOCKHOLDER             SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #2 (EQUITY RETENTION POLICY)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMMB HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y0122P100

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to renew the shareholders'                ISSUER            YES             FOR                  FOR

mandate for the Company and/or its subsidiaries to

enter into recurrent related party transactions of a

revenue or trading nature with AmcorpGroup Berhad and

 any of its subsidiaries and/or associated Companies

[Amcorp Group] which are necessary for the day-to-day

 operations of the Company and/or of its subsidiaries

 in the ordinary course of business on terms not more

 favorable to Amcorp Group than those generally

available to the public and which are not detrimental

 to the minority shareholders of the Company, as

specified; and [Authority expires at the conclusion

of the next AGM of the Company] and that disclosure

be made in the annual report of the Company of the

aggregate value of such transactions conducted

pursuant to the shareholders' mandate granted herein

during the FY and authorize the Directors of the

Company to complete and do all such acts and things

as they may consider expedient or necessary or in the

 interests of the Company and/or its subsidiaries and

 to give effect to the transactions contemplated

and/or authorized by this resolution

PROPOSAL #2.: Approve to renew the shareholders'                ISSUER            YES             FOR                  FOR

mandate for the Company and/or its subsidiaries to

enter into recurrent related party transactions of a

revenue or trading nature with Australia and New

Zealand Banking Group Limited and any of its

subsidiaries and/or associated companies [ANZ Group]

which are necessary for the day-to-day operations of

the Company and/or its subsidiaries in the ordinary

course of business on terms not more favorable to ANZ

 Group than those generally available to the public

and which are not detrimental to the minority

shareholders of the Company, as specified and

[Authority expires at the conclusion of the next AGM

of the Company]; and that disclosure be made in the

annual report of the Company of the aggregate value

of such transactions conducted pursuant to the

shareholders' mandate granted herein during the FY

and authorize the Directors of the Company to

complete and do all such acts and things as they may

consider expedient or necessary or in the interests

of the Company and/or its subsidiaries and to give

effect to the transactions contemplated and/or

authorized by this resolution

PROPOSAL #3.: Approve to renew the shareholders'                ISSUER            YES             FOR                  FOR

mandate for the Company and/or its subsidiaries to

enter into recurrent related party transactions of a

revenue or trading nature with Unigaya Protection

Systems Sdn Bhd and any of its subsidiaries and/or

associated companies [Unigaya Group] which are

necessary for the day-to-day operations of the

Company and/or its subsidiaries in the ordinary

course of business on terms not more favorable to

Unigaya Group than those generally available to the

public and which are not detrimental to the minority

shareholders of the Company, as specified and

[Authority in force until the conclusion of the next

AGM of the Company]; and that disclosure be made in

the annual report of the Company of the aggregate

value of such transactions conducted pursuant to the

shareholders' mandate granted herein during the FY

and authorize the Directors of the Company to

complete and do all such acts and things as they may

consider expedient or necessary or in the interests

of the Company and/or its subsidiaries and to give

effect to the transactions contemplated and/or

authorized by this resolution

PROPOSAL #4.: Approve to renew the shareholders'                ISSUER            YES             FOR                  FOR

mandate for the Company and/or its subsidiaries to

enter into recurrent related party transactions of a

revenue or trading nature with Modular Corp [M] Sdn

Bhd and any of its subsidiaries and/or associated

Companies [Modular Group] which are necessary for the

 day-to-day operations of the Company and/or its

subsidiaries in the ordinary course of business on

terms not more favorable to Modular Group than those

generally available to the public and which are not

detrimental to the minority shareholders of the

Company, as specified and [Authority in force until

the conclusion of the next AGM of the Company]; and

that disclosure be made in the annual report of the

Company of the aggregate value of such transactions

conducted pursuant to the shareholders' mandate

granted herein during the FY and authorize the

Directors of the Company to complete and do all such

acts and things as they may consider expedient or

necessary or in the interests of the Company and/or

its subsidiaries and to give effect to the

transactions contemplated and/or authorized by this

resolution

PROPOSAL #5.: Approve to renew the shareholders'                ISSUER            YES             FOR                  FOR

mandate for the Company and/or its subsidiaries to

enter into recurrent related party transactions of a

revenue or trading nature with Cuscapi Berhad and any

 of its subsidiaries and/or associated Companies

[Cuscapi Group] which are necessary for the day-to-

day operations of the Company and/or its subsidiaries

 in the ordinary course of business on terms not more

 favorable to Cuscapi Group than those generally

available to the public and which are not detrimental

 to the minority shareholders of the Company, as

specified and [Authority in force until the

conclusion of the next AGM of the Company]; and that

disclosure be made in the annual report of the

Company of the aggregate value of such transactions

conducted pursuant to the shareholders' mandate

granted herein during the FY and authorize the

Directors of the Company to complete and do all such

acts and things as they may consider expedient or

necessary or in the interests of the Company and/or

its subsidiaries and to give effect to the

transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMMB HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y0122P100

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009 and the reports of

 the Directors and Auditors thereon

PROPOSAL #2.: Approve a first and final dividend of          ISSUER            YES             FOR                  FOR

8.0% less tax for the FYE 31 MAR 2009

PROPOSAL #3.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

of MYR 72,000.00 per annum for each Director for the

FYE 31 MAR 2009

PROPOSAL #4.: Re-elect Y Bhg Tan Sri Dato' Mohd                 ISSUER            YES             FOR                  FOR

Ibrahim Mohd Zain as a Director, who retires by

rotation pursuant to Article 89 of the Company's

Articles of Association

PROPOSAL #5.: Re-elect Dr Robert John Edgar as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 89 of the Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Cheah Tek Kuang as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 89 of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Mark David Whelan, who              ISSUER            YES             FOR                  FOR

retires pursuant to Article 97 of the Company's

Articles of Association

PROPOSAL #8.: Re-appoint Y Bhg Tan Sri Dato' Azman            ISSUER            YES             FOR                  FOR

Hashim as a Director of the Company, retiring

pursuant to Section 129 of the Companies Act, 1965,

to hold office until the next AGM

PROPOSAL #9.: Re-appoint Y A Bhg Tun Mohammed Hanif          ISSUER            YES             FOR                  FOR

Omar as a Director of the Company, retiring pursuant

to Section 129 of the Companies Act, 1965, to hold

office until the next AGM

PROPOSAL #10.: Re-appoint Messrs. Ernst & Young, the         ISSUER            YES             FOR                  FOR

retiring Auditors and authorize the Directors to

determine their remuneration

PROPOSAL #11.: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company, pursuant to the Company's Executives' Share

Scheme ['ESS'] as approved by the EGM of the Company

held on 26 SEP 2008, to allot and issue such number

of new ordinary shares in the Company from time to

time as may be required for the purpose of the ESS,

provided that the total number of new and existing

ordinary shares in the Company to be allotted and

issued and/or transferred, as the case may be, under

the ESS, shall not exceed 15% in aggregate of the

total issued and paid-up ordinary share capital of

the Company at any point of time throughout the

PROPOSAL #12.: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company, pursuant to the AMMB Holdings Berhad Share

Scheme ['ESS'] as approved by the EGM of the Company

held on 26 SEP 2008 and subject to the passing of the

 Ordinary Resolution No. 11, to allot and issue such

number of new ordinary shares in the Company to Mr.

Cheah Tek Kuang, the Group Managing Director of the

Company, from time to time pursuant to the ESS, and

in accordance with the specified By-Laws

PROPOSAL #13.: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

subject to the approvals from the relevant

authorities, where such approval is necessary and

pursuant to Section 132D of the Companies Act, 1965,

to issue shares in the capital of the Company at any

time upon such terms and conditions and for such

purposes as the Directors, may, in their discretion,

deem fit provided that the aggregate number of shares

 to be issued pursuant to this resolution does not

exceed 10% of the issued share capital of the Company

 for the time being

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMOREPACIFIC CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y01258105

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Elect the Outside Director who is an            ISSUER            YES             FOR                  FOR

Audit Committee Member

PROPOSAL #3.: Approve the remuneration for Director           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMP LTD

  TICKER:                  N/A                 CUSIP:   Q0344G101

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report, the Directors' report and the Auditors'

report for the YE 31 DEC 2009

PROPOSAL #2: Approve, for the purposes of ASX Listing        ISSUER            YES             FOR                  FOR

 Rule 7.4, the issue of shares by AMP Limited as and

on the basis as specified

PROPOSAL #3.A: Re-elect Peter Mason as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.B: Re-elect John Palmer as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.C: Re-elect Richard Grellman as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.D: Election of Paul Fegan as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #5: Grant authority for the acquisition by          ISSUER            YES             FOR                  FOR

the Managing Director of AMP Limited, Mr. Craig Dunn,

 of:  a  performance rights as the Managing

Director's long-term incentive for 2010  b  shares in

 AMP Limited on the exercise of some or all of those

performance rights, as and on the basis specified

PROPOSAL #6: Approve, with effect from the day after         ISSUER            YES             FOR                  FOR

the conclusion of the 2010 AGM of AMP Limited, the

remuneration for the services of Non-Executive

Directors of AMP Limited is increased by AUD 500,000

to an aggregate maximum sum of AUD 3.5 million per

annum; such remuneration is to be divided among the

Non-Executive Directors in such proportion and manner

 as the Directors agree  or, in default of agreement,

 equally  and to be taken to accrue from day to day

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AMPHENOL CORPORATION

  TICKER:                  APH                 CUSIP:   032095101

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STANLEY L. CLARK                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREW E. LIETZ                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARTIN H. LOEFFLER                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANADARKO PETROLEUM CORPORATION

  TICKER:                  APC                 CUSIP:   032511107

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: H. PAULETT                   ISSUER            YES             FOR                  FOR

EBERHART

PROPOSAL #1B: ELECTION OF DIRECTOR: PRESTON M. GEREN         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES T. HACKETT         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT AUDITORS.

PROPOSAL #03: STOCKHOLDER PROPOSAL - AMENDMENT TO          SHAREHOLDER        YES         ABSTAIN           AGAINST

NON-DISCRIMINATION POLICY.

PROPOSAL #04: STOCKHOLDER PROPOSAL - AMENDMENT TO BY-   SHAREHOLDER        YES         AGAINST               FOR

LAWS: REIMBURSEMENT OF PROXY EXPENSES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANADOLU EFES BIRACILIK VE MALT SANAYI AS, ISTANBUL

  TICKER:                  N/A                 CUSIP:   M10225106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Chairmanship and                     ISSUER             NO              N/A                  N/A

authorize the Chairmanship to sign the

PROPOSAL #2: Receive the Board of Directors' activity        ISSUER             NO              N/A                  N/A

 report, Auditors' report as well as of the

Independent Auditing Company's report

PROPOSAL #3: Approve the consolidated balance sheet          ISSUER             NO              N/A                  N/A

and income statement of year 2009 prepared in

accordance with the capital market legislation

PROPOSAL #4: Grant discharge to the Board Members and        ISSUER             NO              N/A                  N/A

 the Auditors

PROPOSAL #5: Approve the Board of Director's proposal        ISSUER             NO              N/A                  N/A

 concern ng the distr but on of prof t

PROPOSAL #6: Election of the members of the Board of         ISSUER             NO              N/A                  N/A

Directors as well as of the Auditors

PROPOSAL #7: Approve to give information to the                 ISSUER             NO              N/A                  N/A

shareholders about the donations given across year

PROPOSAL #8: Approve to give information to the                 ISSUER             NO              N/A                  N/A

shareholders about the policy on distribution of

profit and disclosure policy within the terms of the

corporate governace principals

PROPOSAL #9: Ratify the election of  ndependent                 ISSUER             NO              N/A                  N/A

Auditing Company in accordance with the capital

market Board's regulation concerning 'capital Market

 ndependent External Auditing'

PROPOSAL #10: Approve to informe the shareholders on         ISSUER             NO              N/A                  N/A

hypothecs, mortgages and guareentees granted in

favour of the third parties as well as the income and

 benefit gained, within the terms of the Capital

Market Board's Legislation

PROPOSAL #11: Amend the Articles of Association, in          ISSUER             NO              N/A                  N/A

accordance with the permission granted by ministry of

 industry and trade

PROPOSAL #12: Authorize the members of the Board of          ISSUER             NO              N/A                  N/A

Directors in accordance with the Articles 334 and 335

 of the Turkish Trade Code

PROPOSAL #13: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANALOG DEVICES, INC.

  TICKER:                  ADI                 CUSIP:   032654105

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE AN EMPLOYEE STOCK OPTION              ISSUER            YES             FOR                  FOR

EXCHANGE PROGRAM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANALOG DEVICES, INC.

  TICKER:                  ADI                 CUSIP:   032654105

  MEETING DATE:      3/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRETOR: RAY STATA                       ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRETOR: JERALD G. FISHMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRETOR: JAMES A. CHAMPY             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRETOR: JOHN L. DOYLE                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRETOR: JOHN C. HODGSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRETOR: YVES-ANDRE ISTEL           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRETOR: NEIL NOVICH                    ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRETOR: F. GRANT SAVIERS           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRETOR: PAUL J. SEVERINO           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRETOR: KENTON J.                       ISSUER            YES             FOR                  FOR

SICCHITANO

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

OCTOBER 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGANG STEEL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y0132D105

  MEETING DATE:      9/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.a: Approve the placement of new H                 ISSUER            YES             FOR                  FOR

Shares with nominal value of RMB 1.00 to the

Qualified Investors [the Placement], and that the

application of which shall be made to the Hong Kong

Stock Exchange for the listing of, and permission to

deal in, such H Shares on the Hong Kong Stock Exchange

PROPOSAL #S.1.b: Approve that: i] the number of H              ISSUER            YES             FOR                  FOR

Shares subject to the placement shall not be more

than 217,160,000 new H Shares and the actual amount

of the new H Shares to be issued under the Specific

Mandate shall be determined by the Board and the

underwriter pursuant to the market conditions and in

accordance with the relevant requirements under the

Hong Kong Listing Rules following receipt of all the

approvals from the CSRC and other relevant PRC

authorities; and ii] an aggregate of not more than

21,716,000 new H Shares, representing 10% of the

total number of the new H Shares to be placed as

mentioned in the preceding paragraph, shall be

converted, pursuant to the existing PRC laws and

regulations, from an equal number of the Domestic

Shares held by Angang Holding [as the holder of the

state-owned Domestic Shares and shall, subject to the

 approval[s] by the relevant authorities and at the

option of the NSSF Council, aa] be allocated to the

NSSF Council for nil consideration; or [bb] be placed

 to the Qualified Investor[s] with the proceeds to be

 paid to the NSSF Council [the NSSF Council Shares]

PROPOSAL #S.1.c: Approve that the target placees                ISSUER            YES             FOR                  FOR

shall be Qualified Investors, being the overseas

individuals, institutional investor[s] and other

qualified investors which are independent of, and

which are not the connected persons of, the Company

PROPOSAL #S.1.d: Approve that the placing price shall        ISSUER            YES             FOR                  FOR

 be determined by the Board in the best interest of

the Shareholders with reference to: i] the trading

performance of the H Shares, being the average

closing price of the H Shares in the five consecutive

 trading days immediately prior to the date of any

placing agreement in relation to the Placement, and

ii] the trading performance and trading multiples of

the comparable listed companies that engaged in

similar businesses before the Placement

PROPOSAL #S.1.e: Approve that the accumulated profit         ISSUER            YES             FOR                  FOR

of the Company prior to the Placement shall be shared

 by all the Shareholders immediately before and after

 such Placement

PROPOSAL #S.1.f: Approve that the validity of the              ISSUER            YES             FOR                  FOR

resolutions passed at the EGM to approve the grant of

 the Specific Mandate to the Board and the matters

relating thereto shall be 12 months from such meetings

PROPOSAL #S.2: Authorize the Board, subject to the            ISSUER            YES             FOR                  FOR

passing of Resolution [1], to deal with all the

matters in relation to the specific mandate with full

 authority for a term of 12 months; such matters

include but are not limited to: a] submit all the

relevant applications, reports and other documents to

 the relevant PRC and overseas authorities and deal

with all the procedures to obtain and/or procure all

the relevant approvals, registration, filing,

sanction and permission; b] be responsible for the

exercise of the specific mandate to issue new H

shares pursuant to the terms thereof approved by the

Shareholders at the EGM, the domestic shareholders

Class Meeting and the H Shareholders Class Meeting,

respectively, including but not limited to the

determination of the actual size, placing price

[including the price range and final price], timing,

method and target placee[s] of the Placement, the

execution, implementation, modification and

termination of any agreement, contract or other

documents relating to the exercise of the Specific

Mandate to issue new H Shares and other relevant

matters; c] be responsible for obtaining all the

approvals and permissions from the CSRC, the Hong

Kong Stock Exchange and other relevant PRC and

overseas authorities in relation to the exercise of

the Specific Mandate to issue new H Shares; d] engage

 CITIC Securities International Company Ltd as the

sole lead manager, King & Wood as the legal advisers

on the laws of the PRC, Morrison & Foerster as the

legal advisers on the laws of Hong Kong if and as

required in relation to the exercise of the Specific

Mandate to issue new H shares and enter into the

relevant engagement agreements; e] engage other

relevant intermediary parties if and as required in

relation to the exercise of the Specific Mandate to

issue new H shares and enter into the relevant

engagement agreements; f] amend the Articles of

Association of the Company according to the result of

 the exercise of the Specific Mandate to issue new H

Shares, deal with the relevant registration and

filing procedures with the relevant industry and

commerce administration authorities and other matters

 in relation to the implementation of the

Shareholders' approvals; g] make appropriate

amendments to the terms of the Specific Mandate in

light of the specific circumstances and pursuant to

the approval[s] by the relevant authorities; and h]

execute, implement, amend and complete any document

and do any act as necessary and appropriate in

relation to the exercise of the Specific Mandate to

issue new H Shares; Upon the authorization to the

Board by the Shareholders at the EGM, the Domestic

Shareholders Class Meeting and the H Shareholders

Class Meeting as mentioned above, and to delegate

such authorization to the Chairman of and the

PROPOSAL #S.3: Approve that, subject to the passing          ISSUER            YES             FOR                  FOR

of Resolutions [1] and [2], the use of proceeds from

the Placement [excluding the proceeds from the

placement of the NSSF Council Shares] by the Company

for general working capital purpose

PROPOSAL #S.4.a: Approve, subject to the financial            ISSUER            YES             FOR                  FOR

and operational conditions of the Company, the offer

and issue of the short-term debentures with an

aggregate principal amount of not more than RMB 6

billion [the Debentures] to the institutional

investors in the PRC Inter-Bank Debenture Market

PROPOSAL #S.4.b: Approve that the offer of the                   ISSUER            YES             FOR                  FOR

Debentures in two tranches, each with an aggregate

principal amount of RMB 3 billion and a term of

maturity of not more than 365 days

PROPOSAL #S.4.c: Approve that the interest rates                ISSUER            YES             FOR                  FOR

shall be determined in accordance with the market

conditions, and that the interest rates shall be

floating based on the Shanghai Inter bank offered

rate [SHIBOR] within a range to be determined by

reference to the Company's credit rating to be

assigned by a qualified independent PRC credit rating

PROPOSAL #S.4.d: Approve that the offering of the              ISSUER            YES             FOR                  FOR

Debentures to the institutional investors in the PRC

inter bank debenture market [save for those

prohibited from subscribing for the Debentures under

the PRC laws and regulations

PROPOSAL #S.4.e: Approve that the proceeds from the          ISSUER            YES             FOR                  FOR

issue of the Debentures shall be used to repay

certain bank loans of the Company in order to improve

 its debt structure and lower its financing cost

PROPOSAL #S.4.f: Approve that the Shareholders'                 ISSUER            YES             FOR                  FOR

approval in relation to the Proposed Issue of Short-

Term Debentures shall be valid for 24 months

PROPOSAL #S.4.g: Authorize the Board to deal with all        ISSUER            YES             FOR                  FOR

 the matters relating to Proposed Issue of Short-Term

 Debentures in accordance with the specific needs of

the Company and the prevailing market conditions.

Such matters include but are not limited to: i]

determine the specific terms, conditions and other

matters of the Proposed Issue of Short-Term

Debentures [including but not limited to the

determination of the offering timing, actual

aggregate amount, tranches and interest rates] and

making any adjustments to such terms and conditions

pursuant to the relevant PRC laws and regulations and

 the requirement of the relevant regulatory

authorities; ii] take all such actions as necessary

and incidental to the Proposed Issue of Short- Term

Debentures [including but not limited to the

obtaining of all the relevant approvals, the

determination of underwriting arrangements and the

preparation of all the relevant application

documents]; and iii] take all such actions as

necessary for the purposes of implementing the

Proposed Issue of Short-Term Debentures [including

but not limited to the execution of all the requisite

 documents and the disclosure of the relevant

information in accordance with the applicable laws]

upon the authorization to the Board by the

Shareholders as mentioned above, and to delegate such

 to delegate such authorization to the chairman of

PROPOSAL #5.: Appoint Mr. Kwong Chi Kit, Victor as an        ISSUER            YES             FOR                  FOR

 Independent Non-Executive Director of the Company

effective from the date of the passing of this

resolution till the conclusion of the AGM of the

Company in 2012

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGANG STEEL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y0132D105

  MEETING DATE:      9/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.A: Approve, the placement of new H                ISSUER            YES             FOR                  FOR

Shares with nominal value of RMB 1.00 to the

Qualified Investors (the 'Placement'); and the

application of which shall be made to the Hong Kong

Stock Exchange for the listing of, and permission to

deal in, such H Shares on the Hong Kong Stock Exchange

PROPOSAL #S.1.B: Approve to issue the number of H              ISSUER            YES             FOR                  FOR

Shares subject to the Placement shall not be more

than 217,160,000 new H Shares and the actual amount

of the new H Shares under the Specific Mandate shall

be determined by the Board and the underwriter

pursuant to the market conditions and in accordance

with the relevant requirements under the Hong Kong

Listing Rules following receipt of all the approvals

from the CSRC and other relevant PRC authorities; and

 to place an aggregate of not more than 21,716,000

new H Shares, representing 10% of the total number of

 the new H Shares as mentioned in this resolution,

shall be converted, pursuant to the existing PRC laws

 and regulations, from an equal number of the

Domestic Shares held by Angang Holding (as the holder

 of the state-owned Domestic Shares) and shall,

subject to the approval(s) by the relevant

authorities and at the option of the NSSF Council,

(aa) be allocated to the NSSF Council for nil

consideration; or (bb) be placed to the Qualified

Investor(s) with the proceeds to be paid to the NSSF

PROPOSAL #S1.C: Approve the target placees shall be          ISSUER            YES             FOR                  FOR

Qualified Investors, being the overseas individuals,

institutional investor(s) and other qualified

investors which are independent of, and which are not

 the connected persons of, the Company

PROPOSAL #S.1.D: Approve to determine the placing              ISSUER            YES             FOR                  FOR

price by the Board in the best interest of the

Shareholders with reference to: (i) the trading

performance of the H Shares, being the average

closing price of the H Shares in the five consecutive

 trading days immediately prior to the date of any

placing agreement in relation to the Placement, and

(ii) the trading performance and trading multiples of

 the comparable listed Companies that engaged in

similar businesses before the Placement

PROPOSAL #S.1.E: Approve to share the accumulated              ISSUER            YES             FOR                  FOR

profit of the Company prior to the Placement by all

the Shareholders immediately before and after such

Placement

PROPOSAL #S.1.F: Approve the validity of the                       ISSUER            YES             FOR                  FOR

resolutions passed at the H Shareholders Class

Meeting to approve the grant of the Specific Mandate

to the Board and the matters relating thereto shall

be 12 months from such meetings

PROPOSAL #S.2: Authorize the Board, subject to the            ISSUER            YES             FOR                  FOR

passing of Resolution 1, to deal with all the matters

 in relation to the Specific Mandate with full

authority for a term of 12 months; such matters

include but are not limited to: a) submit all the

relevant applications, reports and other documents to

 the relevant PRC and overseas authorities and deal

with all the procedures to obtain and/or procure all

the relevant approvals, registration, filing,

sanction and permission; b) be responsible for the

exercise of the Specific Mandate to issue new H

Shares pursuant to the terms thereof approved by the

Shareholders at the EGM, the Domestic Shareholders

Class Meeting and the H Shareholders Class Meeting,

respectively, including but not limited to the

determination of the actual size, placing price

(including the price range and final price), timing,

method and target placee (s) of the Placement(s), the

 execution, implementation, modification and

termination of any agreement, contract or other

documents relating to the exercise of the Specific

Mandate to issue new H Shares and other relevant

matters; c) be responsible for obtaining all the

approvals and permissions from the CSRC, the Hong

Kong Stock Exchange and other relevant PRC and

overseas authorities in relation to the exercise of

the Specific Mandate to issue new H Shares; d) engage

 CITIC Securities International Co., Ltd. as the sole

 lead manager, King & Wood as the legal advisers on

the laws of the PRC, Morrison & Foerster as the legal

 advisers on the laws of Hong Kong if and as required

 in relation to the exercise of the Specific Mandate

to issue new H shares and enter into the relevant

engagement agreements; e) engage other relevant

intermediary parties if and as required in relation

to the exercise of the Specific Mandate to issue new

H shares and enter into the relevant engagement

agreements; f) amend the Articles of Association of

the Company according to the result of the exercise

of the Specific Mandate to issue new H Shares, deal

with the relevant registration and filing procedures

with the relevant industry and commerce

administration authorities and other matters in

relation to the implementation of the Shareholders'

approvals; g) make appropriate amendments to the

terms of the Specific Mandate in light of the

specific circumstances and pursuant to the

approval(s) by the relevant authorities; and h)

execute, implement, amend and complete any document

and do any act as necessary and appropriate in

relation to the exercise of the Specific Mandate to

issue new H Shares; upon the authorization to the

Board by the Shareholders at the EGM, the Domestic

Shareholders Class Meeting and the H Shareholders

Class Meeting as mentioned above; to delegate such

authorization to the Chairman of and the secretary to

PROPOSAL #S.3: Approve, subject to the passing of              ISSUER            YES             FOR                  FOR

Resolutions 1 and 2, the use of proceeds from the

Placement [excluding the proceeds from the placement

of the NSSF Council Shares] by the Company for

general working capital purpose

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGANG STEEL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y0132D105

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Joint Venture Agreement and        ISSUER            YES             FOR                  FOR

 the transactions contemplated therein and authorize

the Directors of the Company to do such further acts

and things and execute such further documents and

take all such steps which in their opinion may be

necessary, desirable or expedient to implement and/or

 give effect to the terms of the Joint Venture

PROPOSAL #2.: Approve the 2009 Supply of Materials            ISSUER            YES         AGAINST           AGAINST

and Services Agreement, the relevant monetary caps of

 2010 and 2011, and the transactions contemplated

therein and authorize the Directors of the Company to

 do such further acts and things and execute such

further documents and take all such steps which in

their opinion may be necessary, desirable or

expedient to implement and/or give effect to the

terms of the 2009 Supply of Materials and Services

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGANG STEEL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y0132D105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for 2009

PROPOSAL #3: Approve the Audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for 2009

PROPOSAL #4: Approve the proposal for distribution of        ISSUER            YES             FOR                  FOR

 the profits of the Company for 2009

PROPOSAL #5: Approve the proposed remuneration of the        ISSUER            YES             FOR                  FOR

 Directors and Supervisors of the Company for 2009

PROPOSAL #6: Approve the appointment of RSM China              ISSUER            YES             FOR                  FOR

Certified Public Accountants and RSM Nelson Wheeler

Certified Public Accountants as the domestic and

international Auditor of the Company, respectively,

for 2010, and authorize the Board of Directors of the

 Company to determine their remunerations

PROPOSAL #S.7: Approve to grant the general mandate          ISSUER            YES             FOR                  FOR

to the Board of Directors  the 'Board' and/or the

Committee of the Board (which is composed by the

Directors of the Company and authorized by the Board)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGLO AMERN PLC

  TICKER:                  N/A                 CUSIP:   G03764134

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements of the         ISSUER            YES             FOR                  FOR

Company and the group and the reports of the

Directors and Auditors for the YE 31 DEC 2009

PROPOSAL #2: Election of Sir Philip Hampton as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3: Election of Ray O'Rourke as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4: Election of Sir John Parker as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Election of Jack Thompson as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Re-election of Cynthia Carroll as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7: Re-election of Nicky Oppenheimer as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8: Re-appointment of Deloitte LLP as the            ISSUER            YES             FOR                  FOR

Auditors of the Company for the ensuing year

PROPOSAL #9: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of the Auditors

PROPOSAL #10: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009 set out in the annual

report

PROPOSAL #11: Approve that the authority conferred on        ISSUER            YES             FOR                  FOR

 the Directors by Article 9.2 of the Company's new

Articles  as defined in Resolution 14   to be adopted

 at the conclusion of this AGM pursuant to Resolution

 14  be renewed upon the new Articles becoming

effective for the period ending at the end of the AGM

 in 2011 or on 30 JUN 2011, whichever is the earlier

and for such period the Section 551 amount shall be

USD 72.3 million; such authority shall be in

substitution for all previous authorities pursuant to

 section 551 of the Companies Act 2006

PROPOSAL #S.12: Approve, subject to the passing of            ISSUER            YES             FOR                  FOR

Resolution 11 above, to renew the power conferred on

the Directors by Article 9.3 of the Company's New

Articles  to be adopted at the conclusion of the AGM

pursuant to Resolution 14  upon the New Articles

becoming effective for the period referred to in such

 resolution and for such period the Section 561

amount shall be USD 36.1 million; such authority

shall be in substitution for all previous powers

pursuant to Section 561 of the Companies Act 2006

PROPOSAL #S.13: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Section 701 of the Companies Act 2006, to make market

 purchases  with in the meaning of Section 693 of the

 Companies Act 2006  of ordinary shares of 54 86/91

US cents each in the capital of the Company provided

that, the maximum number of ordinary shares of 54

86/31 US cents each in the capital of the Company to

be acquired is 197.3 million, at a minimum price

which may be paid for an ordinary share is 54 86/91

US cents and the maximum price which may be paid for

an ordinary share is an amount equal to the higher of

 105% of the average of the middle market quotation

for an ordinary share, as derived from the London

Stock Exchange Daily Official List, CONTD

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association by virtue of

Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company to the meeting and initialed by the

Chairman of the meeting for the purpose of

identification  the 'New Articles'  in substitution

for, and to the exclusion of the existing Articles of

 Association

PROPOSAL #S.15: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than the AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGLO PLATINUM LTD

  TICKER:                  N/A                 CUSIP:   S9122P108

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Adopt the annual financial statements         ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009, together with the Directors'

report and the report of the Auditors

PROPOSAL #O.2.1: Re-elect Mr. T M F Phaswana as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of

Article 82 of the Articles of Association of the

Company

PROPOSAL #O.2.2: Re-elect Mr. R M W Dunne as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of

Article 82 of the Articles of Association of the

Company

PROPOSAL #O.2.3: Re-elect R Medori as a Director of          ISSUER            YES             FOR                  FOR

the Company, who retires in terms of Article 85 of

the Articles of Association of the Company

PROPOSAL #O.2.4: Re-elect Ms. W E Lucas-Bull as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of

Article 82 of the Articles of Association of the

Company

PROPOSAL #O.3: Appointment of Mr. R M W Dunne                    ISSUER            YES             FOR                  FOR

Chairman , Ms.'S E N Sebotsa  Member , Mr. TA Wixley

[Member] to the Audit Committee in terms of Section

94(2), the Board has determined that each of the

Members standing for appointment is Independent in

accordance with requirements of Section 94(4)(b), and

 that they possess the required qualifications and

experience as determined by the Board

PROPOSAL #O.4: Re-appoint Deloitte & Touche as the            ISSUER            YES             FOR                  FOR

External Auditors of the Company and of the Group

until the conclusion of the next AGM

PROPOSAL #O.5: Approve, that in terms of Article                ISSUER            YES             FOR                  FOR

71(b) of the Company's Articles of Association, the

fees payable to the Chairman and Non-Executive

Directors for their services to the Board, Audit and

other committees of the Board be revised with effect

from  01 JAN 2010 as specified

PROPOSAL #O.6: Approve the Company's Remuneration              ISSUER            YES         AGAINST           AGAINST

Policy, as specified in the remuneration report,

which forms part of this annual report

PROPOSAL #O.7: Approve, subject to the provisions of         ISSUER            YES         AGAINST           AGAINST

Section 221 of the Companies Act, 1973, as amended,

and the Listings Requirements of the JSE Limited, to

place the authorized but unissued ordinary shares of

10 cents each in the share capital of the Company

excluding for this purpose those ordinary shares over

 which the Directors have been given specific

authority to meet the requirements of the Anglo

Platinum share schemes  at the disposal and under the

 control of the Directors, to allot and issue such

shares in their discretion to such persons on such

terms and conditions and at such times as the

Directors may determine, which authority shall only

be valid until the Company's next AGM

PROPOSAL #S.1: Authorize the Company and/or any of            ISSUER            YES             FOR                  FOR

its subsidiaries, in terms of Sections 85 and 89 of

the Companies Act 1973 as amended  the Companies Act

 and in terms of the Listing Requirements of the JSE

Limited  the Listing Requirements , to acquire

ordinary shares of 10 cents each  Ordinary  issued by

 the Company, and/or conclude derivative transactions

 which may result in the purchase of ordinary shares

in terms of the Listings Requirements, it being

recorded that such Listings Requirements currently

require, inter alia, that: may make a general

repurchase of securities only if any such repurchases

 of ordinary shares shall be implemented on the main

Board of the JSE Limited  JSE  or any other stock

exchange on which the Company's shares are listed and

 on which the Company or any of its subsidiaries may

wish to implement any repurchases of ordinary shares

with the approval of the JSE and any other such Stock

 Exchange, as necessary, not exceedin

PROPOSAL #S.2: Approve that Article No 144 in the              ISSUER            YES             FOR                  FOR

Articles of Association of the Company detailing the

terms and conditions applicable to the Company's

convertible Perpetual Cumulative Preference Shares of

 1 cent each is hereby cancelled and deleted in its

entirety from the Articles of Association of the

Company and, simultaneously, that the 836,235

Convertible Perpetual Cumulative Preference Shares

remaining in the authorized share capital of the

Company be cancelled

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGLOGOLD ASHANTI LTD

  TICKER:                  N/A                 CUSIP:   S04255196

  MEETING DATE:      7/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that, subject to the provisions        ISSUER            YES             FOR                  FOR

 of the Companies Act, 1973, as amended, and the

listings requirements of the JSE Limited from time to

 time, 15,384,615 ordinary shares of ZAR 0. 25 each

in the authorized but unissued share capital of the

Company are placed under the control of the Directors

 of the Company, as a specific authority and

approval, to allot and issue up to a maximum of

15,384,615 ordinary shares of ZAR 0.25 each in the

authorized but unissued share capital of the company,

 for the purpose of the conversion of the USD

732,500,000 3.50% convertible bonds due 2014, issued

by AngloGold Ashanti holdings Finance Plc, a wholly-

owned subsidiary of the Company, and irrevocably

guaranteed by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANGLOGOLD ASHANTI LTD

  TICKER:                  N/A                 CUSIP:   S04255196

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the consolidated              ISSUER            YES             FOR                  FOR

audited annual financial statements of the Company

and its subsidiaries, together with the Auditors and

the Directors reports for the YE 31 DEC 2009

PROPOSAL #O.2: Appointment of Ernst and Young Inc, as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company from the

PROPOSAL #O.3: Re-election of  Mr. FB Arisman as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of the

Articles of Association of the Company until the

conclusion of the next AGM of the Company

PROPOSAL #O.4: Re-election of  Prof LW Nkuhlu as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of

Article 92 of the Articles of Association of the

Company

PROPOSAL #O.5: Appointment of Mr. FB Arisman as a              ISSUER            YES             FOR                  FOR

Member of the Audit and Corporate

PROPOSAL #O.6: Appointment of Prof LW Nkuhlu as a              ISSUER            YES             FOR                  FOR

Member of the Audit and Corporate

PROPOSAL #O.7: Amend that subject to the provisions          ISSUER            YES             FOR                  FOR

of the Companies Act, 1973, the Companies Act, 2008

and the listing requirements of the JSE Limited, from

 time to time, authorize the Directors to allot and

issue, for such purposes and on such terms as they

may, in their discretion, determine, ordinary shares

of ZAR 0.25 each in the authorized but unissued share

 capital of the Company, up to a maximum of 5% of the

 number of ordinary shares of ZAR 0.25 each in issue

from time to time

PROPOSAL #O.8: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, in accordance with the listing requirements

of the JSE Limited  JSE Listing Requirements  to

allot and issue for cash, on such terms and

conditions as they may deem fit, all or any of the

ordinary shares of ZAR 0.25 each  Ordinary Shares in

the authorized but unissued share capital of the

Company which they shall have to allot and issue in

terms of ordinary resolution number 7, subject to the

 following conditions: this authority shall be

limited to a maximum number of 5% of the number of

ordinary shares in the issued share capital of the

Company from time to time; this authority shall only

be valid until the next AGM of the Company but shall

not extend beyond 15 months; a paid press

announcement giving full details, including the

PROPOSAL #O.9: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, subject to the provisions of the Companies

Act, 1973, as the Companies Act, 2008 and the listing

 requirements of the JSE Limited, from time to time,

as a general authority and approval: to issue, upon

such terms and conditions as the Directors, in their

discretion may deem fit, such number of convertible

bonds which may be converted into a maximum, in the

aggregate, of 5% of the ordinary shares of ZAR 0.25

each in the issued share capital of CONTD.

PROPOSAL #O.10: Approve the Article 73 of the                     ISSUER            YES             FOR                  FOR

Company's Article of Association, the remuneration,

payable quarterly in arrear, to the Non-Executive

Directors of the Company, be increased with the

effect from 01 JUN 2010 on the basis as specified

PROPOSAL #O.11: Approve the remuneration, payable              ISSUER            YES             FOR                  FOR

quarterly in arrear, to the Non-Executive Directors

of the Company for serving on Committees of the

Board, be increased with the effect from 01 JUN 2010

on the basis as specified

PROPOSAL #O.12: Amend the AngloGold Limited Share              ISSUER            YES             FOR                  FOR

Incentive Scheme, as reflected in the conformed copy

thereof tabled at the AGM and initialled by the

Chairman of such meeting for the purposes of

identification, be approved

PROPOSAL #O.13: Amend the AngloGold Ashanti Limited          ISSUER            YES             FOR                  FOR

Long Term Incentive Par 2005, as reflected in the

conformed copy thereof tabled at the AGM and

initialed by the Chairman of such meeting for the

purposes of identification, be approved

PROPOSAL #O.14: Amend the AngloGold Ashanti Limited          ISSUER            YES             FOR                  FOR

Bonus Share Plan 2005, as reflected in the conformed

copy thereof tabled at the AGM and initialed by the

Chairman of such meeting for the purposes of

identification, be and they are hereby approved

PROPOSAL #O.15: Authorize the subject to the                       ISSUER            YES             FOR                  FOR

provisions of the Companies Act, 1973, as amended,

the Companies Act, 2008 and the listing requirements

of the JSE Limited, from time to time, 17,000,000

ordinary shares of ZAR 0.25 each in the authorized

but unissued share capital of the Company be and they

 are placed under the control of the Directors as a

specific authority and instruction to issue such

shares in accordance with the provisions of any

incentive schemes adopted by the Company from time to

 time, including but not limited to, the AngloGold

Ashanti Share CONTD.

PROPOSAL #O.16: Approve the remuneration policy of            ISSUER            YES             FOR                  FOR

the Company as set out below as a non-binding

advisory vote of shareholders of the Company in terms

 of the King report on Corporate Governance for South

 Africa 2009: the remuneration committee sets and

monitors executive remuneration for the Company; in

line with the executive remuneration policy; this

policy has as its objectives to: attract, award and

retain executives of the highest caliber; align the

behaviour and performance of executives with the

company's strategic goals, in the overall interests

of shareholders; ensure the appropriate balance

between short, medium, and long-term rewards and

incentives, with the latter being closely linked to

structured Company performance targets and strategic

objectives that are in place from time to time; and

ensure that regional CONTD.

PROPOSAL #S.17: Approve the acquisition in terms of          ISSUER            YES             FOR                  FOR

the Companies Act, 1973, as amended, Existing

Companies Act , the Companies Act 2008  New Companies

  and the listings requirements of the JSE limited by

 the Company of ordinary shares issued by the

Company, and the acquisition in terms of the

Companies Act, the new Companies Act and the listings

 requirements of the JSE limited, by any of the

Company's subsidiaries, from time to time, of

ordinary shares issued by the Company, is hereby

approved as a general approval provided that: any

such acquisition of shares shall be through the order

 book operated by the JSE Limited Trading system and

done without any prior understanding or arrangement

between the Company and the Counter party; and/or on

the open market of any other stock exchange on which

the shares are listed or may be listed CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANHEUSER-BUSCH INBEV SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B6399C107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Amend the Article 13, 3 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in order to set the term of

the mandate of the Directors at 4 years, unless the

shareholders' meeting fixes a shorter term

PROPOSAL #A.2: Approve the insertion of a new Article        ISSUER             NO              N/A                  N/A

 36bis in the Articles of Association, as specified

PROPOSAL #A3.A: Special report by the Board of                   ISSUER             NO              N/A                  N/A

Directors on the issuance of subscription rights and

the exclusion of the preference right of the existing

 shareholders in favor of specific persons, drawn up

in accordance with Articles 583, 596 and 598 of the

Companies Code

PROPOSAL #A.3.B: Special report by the statutory                ISSUER             NO              N/A                  N/A

Auditor on the exclusion of the preference right of

the existing shareholders in favor of specific

persons, drawn up in accordance with Articles 596 and

 598 of the Companies Code

PROPOSAL #A.3.C: Approve to exclude the preference            ISSUER             NO              N/A                  N/A

right of the existing shareholders in relation to the

 issuance of subscription rights in favor of all

current Directors of the Company, as identified in

the report referred under resolution A.3.A

PROPOSAL #A.3.D: Approve the issuance of 215,000                ISSUER             NO              N/A                  N/A

subscription rights and determining their terms and

conditions (as such terms and conditions are appended

 to report referred under Resolution A.3.A ); the

main provisions of these terms and conditions can be

summarized as specified

PROPOSAL #A.3.E: Approve to increase the capital of          ISSUER             NO              N/A                  N/A

the Company, under the condition precedent and to the

 extent of the exercise of the subscription rights,

for a maximum amount equal to the number of

subscription rights multiplied by their exercise

price and allocation of the issuance premium to an

account not available for distribution

PROPOSAL #A.3.F: Grant powers to 2 Directors acting          ISSUER             NO              N/A                  N/A

jointly to have recorded by notarial deed the

exercise of the subscription rights, the

corresponding increase of the capital, the number of

new shares issued, the resulting modification to the

Articles of Association and the allocation of the

issuance premium to an account not available for

PROPOSAL #B.1: Management report by the Board of                ISSUER             NO              N/A                  N/A

Directors on the accounting YE on 31 DEC 2009

PROPOSAL #B.2: Report by the statutory Auditor on the        ISSUER             NO              N/A                  N/A

 accounting YE on 31 DEC 2009

PROPOSAL #B.3: Communication of the consolidated                ISSUER             NO              N/A                  N/A

annual accounts relating to the accounting YE on 31

DEC 2009, as well as the management report by the

Board of Directors and the report by the statutory

Auditor on the consolidated annual accounts

PROPOSAL #B.4: Approve the statutory annual accounts         ISSUER             NO              N/A                  N/A

relating to the accounting YE on 31 DEC 2009,

including the specified allocation of the result: EUR

 profit of the accounting year: EUR 6,378,211; profit

 carried forward from the preceding accounting year:

EUR 1,282,104; result to be allocated: 7,660,315;

deduction for the unavailable reserve: 37,085 gross

dividend for the shares: EUR 605,033; balance of

carried forward profit: 7,018,197

PROPOSAL #B.5: Grant discharge to the Directors for          ISSUER             NO              N/A                  N/A

the performance of their duties during the accounting

 YE on 31 DEC 2009

PROPOSAL #B.6: Grant discharge to the statutory                 ISSUER             NO              N/A                  N/A

Auditor for the performance of his duties during the

accounting YE on 31 DEC 2009

PROPOSAL #B.7.A: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

Director of Mr. Alexandre Van Damme, for a period of

4 years ending after the shareholders' meeting which

will be asked to approve the accounts for the year

PROPOSAL #B.7.B: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Gregoire de Spoelberch, for a

period of 4 years ending after the shareholders'

meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.C: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Carlos Alberto da Veiga Sicupira,

for a period of 4 years ending after the shareholders

 meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.D: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Jorge Paulo Lemann, for a period of

 4 years ending after the shareholders' meeting which

 will be asked to approve the accounts for the year

2013; the Company's Corporate Governance Charter

provides that the term of office of the Directors

shall end immediately after the annual shareholders'

meeting following their 70th birthday, except as

approved by the Board of Directors in special cases;

the Board considers that an exception to such age

limit is justified for Mr. Lemann considering the key

 strategic role that he has played and continues to

play as one of the controlling shareholders of the

Company since its combination with AmBev   Companhia

de Bebidas das Americas

PROPOSAL #B.7.E: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Roberto Moses Thompson Motta, for a

 period of 4 years ending after the shareholders'

meeting which will be asked to approve the accounts

for the year 2013

PROPOSAL #B.7.F: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Director of Mr. Marcel Herrmann Telles, for a

period of 4 years ending after the shareholders

meeting which will be asked to approve the accounts

PROPOSAL #B.7.G: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

a Independent Director of Mr. Jean-Luc Dehaene, for a

 period of 1 year ending after the shareholders

meeting which will be asked to approve the accounts

for the year 2010; the renewal of the mandate for

only 1 year is in line with the Company's Corporate

Governance Charter which provides that the term of

office of the Directors shall end immediately after

the shareholders' meeting following their 70th

birthday; Mr. Dehaene complies with the functional,

family and financial criteria of independence as

provided for in Article 526ter of the Companies Code

and in the Company's Corporate Governance Charter,

except for the requirement not to have been a Non-

Executive Director of the Company for more than 3

successive terms (Article 526ter, paragraph 1, 2);

except when legally required to apply the definition

of Article 526ter, paragraph 1, 2, the Board proposes

 to consider that Mr. Dehaene continues to qualify as

 Independent Director; the Board is of the opinion

that the quality and independence of the contribution

 of Mr. Dehaene to the functioning of the Board has

not been influenced by the length of his tenure; Mr.

Dehaene has acquired a superior understanding of the

Company's business, its underlying strategy and

specific culture and in light of his particular

experience, reputation and background it is in the

Company's best interests to renew him as an

Independent Director for an additional term of 1

year; moreover, Mr. Dehaene expressly stated and the

Board is of the opinion that he does not have any

relationship with any company which could compromise

PROPOSAL #B.7.H: Approve to renew the appointment as         ISSUER             NO              N/A                  N/A

an Independent Director of Mr. Mark Winkelman, for a

period of 4 years ending after the shareholders

meeting which will be asked to approve the accounts

for the year 2013; Mr. Winkelman complies with the

functional, family and financial criteria of

independence as provided for in Article 526ter of the

 Companies Code and in the Company's Corporate

Governance Charter; moreover, Mr. Winkelman expressly

 stated and the Board is of the opinion that he does

not have any relationship with any company which

could compromise his independence

PROPOSAL #B.8: Approve the recommendation of the                ISSUER             NO              N/A                  N/A

Audit Committee, for a period of 3 years ending after

 the shareholders' meeting which will be asked to

approve the accounts for the year 2012, as statutory

auditor of Pricewaterhouse Coopers, PWC, Woluwe

Garden, Woluwedal 18, B-1932 Sint-Stevens-Woluwe,

represented by Mr. Yves Vandenplas, reviseur

d'entreprises, and setting, in agreement with this

Company, its yearly remuneration to 52,000 Euro

PROPOSAL #B.9.A: Approve the remuneration report for         ISSUER             NO              N/A                  N/A

the FY 2009 (as specified in the 2009 annual report)

including the amended executive remuneration policy,

applicable as from 2010; such policy provides for the

 possibility of granting the annual incentive in the

form of shares that are immediately vested, subject

to a 5-year lock-up period; in addition, the

executive remuneration policy provides that the

company may also grant matching shares (in the form

of restricted stock units) and stock options, the

value of which can exceed 25% of the annual

remuneration and which vest after a period of five

years but without being subject to a specific

performance test. Special forfeiture rules apply to

matching shares and stock options in case of

termination of service before the end of the five-

year vesting period; the 2009 annual report and

remuneration report containing the executive

remuneration policy, can be reviewed as indicated at

PROPOSAL #B.9BA: Grant approximately 35 Executives of        ISSUER             NO              N/A                  N/A

 the Company and/or its majority-owned subsidiaries

of 5,732,542 options in DEC 2009 under the Dividend

Waiver Program as specified in the remuneration

report; each option gives the grantee the right to

purchase one existing share in the Company; the

exercise price of each option is EUR 33.24, which

corresponds to the fair value of the Company share at

 the time of granting of the options; the grant was

meant to allow for global mobility of Executives who

were relocated to the US while complying with all

legal and tax obligations with respect to outstanding

 options before 01 JAN 2010

PROPOSAL #B.9BB: Approve the exchange with                          ISSUER             NO              N/A                  N/A

approximately 15 Executives of the Company and/or its

 majority-owned subsidiaries of 4,084,770 options of

the NOV 2008 Exceptional Grant and 360,000 options of

 the APR 2009 Exceptional Grant against 2,764,302

million Anheuser-Busch InBev shares under the

Exchange Program as specified in the remuneration

report; the exchange was meant to allow for global

mobility of Executives who were relocated to the US

while complying with all legal and tax obligations

with respect to outstanding options before 01 JAN 2010

PROPOSAL #B.9BC: Approve to confirm the grant in DEC         ISSUER             NO              N/A                  N/A

2009 of 2,994,615 options to employees of Anheuser-

Busch Companies Inc. and/or its majority-owned

subsidiaries; each option will give the grantee the

right to purchase one existing share in the Company;

the exercise price of each option is EUR 35.705 which

 corresponds to the fair value of the Company share

at the time of granting of the options; the options

will become exercisable after 5 years and have a

lifetime of 10 years; this grant was made according

to a pre-merger obligation

PROPOSAL #B.9BD: Approve to confirm the grant in DEC         ISSUER             NO              N/A                  N/A

2009 of 1,626,069 Long Term Incentive Stock Options

to employees of the Company and/or its majority owned

 subsidiaries; each option gives the grantee the

right to purchase 1 existing share in the Company;

the exercise price of each option is EUR 35.90 which

corresponds to the fair value of the Company share at

 the time of granting of the options; the options

will become exercisable after 5 years and have a

lifetime of 10 years

PROPOSAL #B.9BE: Approve to confirm the grant in MAR         ISSUER             NO              N/A                  N/A

2010 of approximately 350,000 existing shares of the

Company and 1,200,000 matching restricted stock units

 to employees of the Company and/or its majority

owned subsidiaries; each share is subject to a 5-year

 lock-up period; each matching restricted stock unit

will vest only after a 5-year vesting period; this

grant was done in the framework of the new Share-

Based Compensation Plan of the Company as specified

in the Executive remuneration policy referred to in

resolution 9.A

PROPOSAL #B.10A: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, condition 7.5 of the terms

 & conditions (Change of Control Put) of the EUR

15,000,000,000 updated Euro Medium Term Note

Programme dated 24 FEB 2010 of the Company and

Brandbrew SA (the Issuers) and Deutsche Bank AG.,

London Branch, acting as Arranger (the Updated EMTN

Programme), which may be applicable in the case of

Notes issued under the Updated EMTN Programme and any

 other provision in the Updated EMTN Programme

granting rights to third parties which could affect

the Company's assets or could impose an obligation on

 the Company where in each case the exercise of those

 rights is dependent on the launch of a public take-

over bid over the shares of the Company or on a

Change of Control (as specified in the terms &

conditions of the updated EMTN Programme), as

specified; a change of control put is specified in

the applicable Final Terms of the Notes, condition

7.5 of the terms & conditions of the updated EMTN

Programme grants, to any noteholder, in essence, the

right to request the redemption of his Notes at the

redemption amount specified in the final terms of the

 notes, together, if appropriate, with interest

accrued upon the occurrence of a Change of Control

and a related downgrade in the notes to sub-

PROPOSAL #B.10B: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, the Change of Control

clause of the USD 3,000,000,000 notes issued in MAY

2009, consisting of USD 1,550,000,000 5.375 % notes

due 2014, USD 1,000,000,000 6.875 % notes due 2019

and USD 450,000,000 8.00 % Notes due 2039 (the

Notes), and the Change of Control clause of the USD

5,500,000,000 Notes issued in OCT 2009, consisting of

 USD 1,500,000,000 3 % Notes due 2012, USD

1,250,000,000 4.125 % Notes due 2015, USD

2,250,000,000 5.375 % Notes due 2020 and USD

500,000,000 6.375 % Notes due 2040 (the Unregistered

Notes), the Change of Control clause of the USD

5,500,000,000 Registered Notes issued in FEB 2010,

consisting of USD 1,500,000,000 3% Notes due 2012,

USD 1,250,000,000 4.125% Notes due 2015, USD

2,250,000,000 5.375% Notes due 2020 and USD

500,000,000 6.375% Notes due 2040 and offered in

exchange for corresponding amounts of the

corresponding Unregistered Notes in accordance with a

 US Form F-4 Registration Statement (the Registration

 Statement), pursuant to an exchange offer launched

by Anheuser-Busch InBev Worldwide Inc. in the US on

08 JAN 2010 and closed on 08 FEB 2010 (the Registered

 Notes), whereby each of the Notes, unregistered

Notes and Registered Notes are issued by Anheuser-

Busch InBev Worldwide Inc. (with an unconditional and

 irrevocable guarantee as to payment of principal and

 interest from the Company) and (iv) any other

provision applicable to the Notes, Unregistered Notes

 or Registered Notes granting rights to third parties

 which could affect the Company's assets or could

impose an obligation on the Company where in each

case the exercise of those rights is dependent on the

 launch of a public take-over bid over the shares of

the Company or on a Change of Control (as specified

in the Offering Memorandum with respect to the Notes

or the Unregistered Notes, as the case may be, and in

 the Registration Statement with respect to the

Registered Notes); the Change of Control clause

grants to any Noteholder, in essence, the right to

request the redemption of his Notes at a repurchase

price in cash of 101% of their principal amount (plus

 interest accrued) upon the occurrence of a Change of

 Control and a related downgrade in the Notes to sub-

PROPOSAL #B.10C: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, Clause 17 (Mandatory

Prepayment) of the USD 13,000,000,000 senior

facilities agreement dated 26 FEB 2010 entered into

by the Company and Anheuser-Busch InBev Worldwide

Inc. as original borrowers, the original guarantors

and original lenders listed therein, Banc of America

Securities Limited, Banco Santander, S.A., Barclays

Capital, Deutsche Bank AG, London Branch, Fortis Bank

 SA/NV, ING Bank NV, Intesa Sanpaolo S.P.A., J.P.

Morgan PLC, Mizuho Corporate Bank, Ltd, The Royal

Bank of Scotland PLC, Societe Generale Corporate and

Investment Banking, the Corporate and Investment

Banking division of Societe Generale and the Bank of

Tokyo-Mitsubishi UFJ, LTD. as mandated lead arrangers

 and bookrunners and Fortis Bank SA/NV as agent and

issuing bank (as amended and/or amended and restated

from time to time) (the Senior Facilities Agreement)

and any other provision of the Senior Facilities

Agreement granting rights to 3rd parties which could

affect the Company's assets or could impose an

obligation on the Company where in each case the

exercise of those rights is dependent on the launch

of a public take-over bid over the shares of the

Company or on a Change of Control (as specified in

the Senior Facilities Agreement); Clause 17 of the

Senior Facilities Agreement grants, in essence, to

any lender under the Senior Facilities Agreement,

upon a Change of Control over the Company, the right

(i) not to fund any loan or letter of credit (other

than a rollover loan meeting certain conditions) and

(ii) (by not less than 30 days written notice) to

cancel its undrawn commitments and require repayment

of its participations in the loans or letters of

credit, together with accrued interest thereon, and

all other amounts owed to such lender under the

Senior Facilities Agreement (and certain related

PROPOSAL #B.10D: Approve, in accordance with Article         ISSUER             NO              N/A                  N/A

556 of the Companies Code, Clause 8.1 (Change of

Control or Sale) of the USD 4,200,000,000 term

facilities agreement dated 26 FEB 2010 entered into

by the Company and Anheuser-Busch InBev Worldwide

Inc. as original borrowers, the original guarantors

and original lenders listed therein, Banco Santander

S.A., London Branch and Fortis Bank SA/NV as mandated

 lead arrangers and bookrunners and Fortis Bank SA/NV

 as agent (as amended and/or amended and restated

from time to time) (the Term Facilities Agreement)

and (ii) any other provision of the Term Facilities

Agreement granting rights to 3rd parties which could

affect the Company's assets or could impose an

obligation on the Company where in each case the

exercise of those rights is dependent on the launch

of a public take-over bid over the shares of the

Company or on a Change of Control (as specified in

the Term Facilities Agreement); Clause 8.1 of the

Term Facilities Agreement grants, in essence, to any

lender under the Term Facilities Agreement, upon a

Change of Control over the Company, the right (i) not

 to fund any loan and (ii) (by not less than 30 days

written notice) to cancel its undrawn commitments and

 require repayment of its participations in the

loans, together with accrued interest thereon, and

all other amounts owed to such lender under the Term

Facilities Agreement (and certain related documents)

PROPOSAL #C.: Grant powers to Mr. Benoit Loore, VP            ISSUER             NO              N/A                  N/A

Legal Corporate, with power to substitute and without

 prejudice to other delegations of powers to the

extent applicable, for (i) the restatements of the

Articles of Association as a result of all changes

referred to above, the signing of the restated

articles of association and their filings with the

clerk's office of the Commercial Court of Brussels,

(ii) the filing with the same clerk's office of the

resolutions referred under Resolution B.10 and (iii)

any other filings and publication formalities in

relation to the above resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANHUI CONCH CEM CO LTD

  TICKER:                  N/A                 CUSIP:   Y01373102

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Ji Qinying as an Executive            ISSUER            YES             FOR                  FOR

Director commencing on the date on which this

resolution is passed and expiring on the date of

expiry of the tenure of the 4th session of the Board

of Directors of the Company

PROPOSAL #2.: Elect Mr. Qi Shengli as an Executive            ISSUER            YES             FOR                  FOR

Director commencing on the date on which this

Resolution is passed and expiring on the date of

expiry of the tenure of the 4th session of the Board

of Directors of the Company

PROPOSAL #3.: Elect Mr. Wu Jianping as an Executive          ISSUER            YES             FOR                  FOR

Director commencing on the date on which this

Resolution is passed and expiring on the date of

expiry of the tenure of the 4th session of the Board

of Directors of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANHUI CONCH CEM CO LTD

  TICKER:                  N/A                 CUSIP:   Y01373102

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

financial reports prepared in accordance with the

accounting standards generally accepted in the

People's Republic of China  the PRC  and the

International Financial Reporting Standards

PROPOSAL #4.a: Re-elect Mr. Guo Wensan as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Company for a term

commencing on 3 JUN 2010 and expiring on 2 JUN 2013

PROPOSAL #4.b: Re-elect Mr. Guo Jingbin as an                     ISSUER            YES             FOR                  FOR

Executive Director of the Company for a term

commencing on 3 JUN 2010 and expiring on 2 JUN 2013

PROPOSAL #4.c: Re-elect Mr. Ji Qinying as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Company for a term

commencing on 3 JUN 2010 and expiring on 2 JUN 2013

PROPOSAL #4.d: Re-elect Mr. Qi Shengli as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Company for a term

commencing on 3 JUN 2010 and expiring on 2 JUN 2013

PROPOSAL #4.e: Re-elect Mr. Wu Jianping as an                     ISSUER            YES             FOR                  FOR

Executive Director of the Company for a term

commencing on 3 JUN 2010 and expiring on 2 JUN 2013

PROPOSAL #4.f: Re-elect Mr. Kang Woon as an                        ISSUER            YES             FOR                  FOR

independent nonExecutive Director of the Company for

a term commencing on 3 JUN 2010 and expiring on 2 JUN

 2013

PROPOSAL #4.g: Re-elect Mr. Chan Yuk Tong as an                 ISSUER            YES             FOR                  FOR

independent non-Executive Director of the Company for

 a term commencing on 3 JUN 2010 and expiring on 2

JUN 2012

PROPOSAL #4.h: Re-elect Mr Ding Meicai as an                       ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company for

 a term commencing on 3 JUN 2010 and expiring on 2

JUN 2013

PROPOSAL #4.i: Re-elect Mr, Wang Jun as a supervisor         ISSUER            YES             FOR                  FOR

of the Supervisory Committee of the Company for a

term commencing on 3 JUN 2010 and expiring on 2 JUN

PROPOSAL #4.j: Re-elect Mr. Wang Yanmou as a                       ISSUER            YES             FOR                  FOR

supervisor of the Supervisory Committee of the

Company for a term commencing on 3 JUN 2010 and

expiring on 2 JUN 2013

PROPOSAL #5: Re-appointment of KPMG Huazhen Certified        ISSUER            YES             FOR                  FOR

 Public Accountants and KPMG Certified Public

Accountants as the PRC auditors and International

auditors of the Company respectively, and authorize

the Board to determine the remuneration of the

PROPOSAL #S.6: Approve, the Company's 2009 profit              ISSUER            YES             FOR                  FOR

appropriation proposal  the details of which are set

out in item no.  5  entitled Profit Appropriation

Proposal of the Report of the Directors contained in

the Company's 2009 Annual Report and in page 5 of the

 Company's circular dated 16 APR 2010, of which this

notice forms part , and  b  the amendments to the

articles of association of the Company  as described

in Appendix 2 to the circular of the Company dated 16

 APR 2010, CONTD.

PROPOSAL #CONT: CONTD. of which this notice forms              ISSUER             NO              N/A                  N/A

part  in connection with the Capitalisation Issue;

and  c  the grant of authority to the board of

Directors of the Company to make all necessary and

desirable amendments to the Company's articles of

association in order to reflect the allocation of the

 Company's capital reserve-share premium to the

Company's share capital under the Capitalisation

Issue  as defined in the Company's circular dated 16

APR 2010 which contains the notice of 2009 AGM , and

to do all necessary actions and attend to all

necessary filings arising therefrom and in connection

 therewith

PROPOSAL #S.7: Approve, subject to the restrictions          ISSUER            YES             FOR                  FOR

under  c  and  d  below and in accordance with the

requirements of the Rules Governing the Listing of

Securities  the Listing Rules  on the The Stock

Exchange of Hong Kong Limited  HK Stock Exchange ,

the Company Law of the PRC, and other applicable laws

 and regulations  in each case, as amended from time

to time , an unconditional general mandate be and is

hereby granted to the Board to exercise once or in

multiple times during the Relevant Period  as defined

 below  all the powers of the Company to allot and

issue ordinary shares  new shares  on such terms and

conditions as the Board may determine and that, in

the exercise of their powers to allot and issue

shares, CONTD.

PROPOSAL #CONT: CONTD. the authority of the Board              ISSUER             NO              N/A                  N/A

shall include  without limitation :  i  the

determination of the class and number of the shares

to be allotted;  ii  the determination of the issue

price of the new shares;  iii  the determination of

the opening and closing dates of the issue of new

shares;  iv  the determination of the class and

number of new shares  if any  to be issued to the

existing shareholders;  v  to make or grant offers,

agreements and options which might require the

exercise of such powers; and  vi  in the case of an

offer or issue of shares to the shareholders of the

Company, excluding shareholders who are residents

PROPOSAL #CONT: CONTD.  or the Hong Kong Special                ISSUER             NO              N/A                  N/A

Administrative Region  Hong Kong  on account of

prohibitions or requirements under overseas laws or

regulations or for some other reasons which the Board

 considers expedient;  b  upon the exercise of the

powers granted under paragraph  a , the Board may

during the Relevant Period make or grant offers,

agreements and options which might require the shares

 relating to the exercise of the authority thereunder

 being allotted and issued after the expiry of the

Relevant Period;  c  the aggregate amount of the

overseas listed foreign shares to be allotted or

conditionally or unconditionally agreed to be

allotted  whether pursuant to the exercise of options

 or otherwise  by the Board pursuant to CONTD.

PROPOSAL #CONT: CONTD.  the authority granted under          ISSUER             NO              N/A                  N/A

paragraph  a  above  excluding any shares which may

be allotted upon the conversion of the capital

reserve into capital in accordance with the Company

Law of the PRC or the Articles of Association of the

Company  shall not exceed 20%of the aggregate number

of the overseas listed foreign shares of the Company

in issue as at the date of passing of this

Resolution;  d  the Board in exercising the powers

granted under paragraph  a  above shall be  i  in

compliance with the Company Law of the PRC, CONTD.

PROPOSAL #CONT: CONTD. other applicable laws and                ISSUER             NO              N/A                  N/A

regulations of the PRC, and the Listing Rules  in

each case, as amended from time to time  and  ii

subject to the approvals of China Securities

Regulatory Commission  CSRC  and relevant authorities

 of the PRC being given;  Authority expires at the

earlier of the conclusion of the next AGM of the

Company or the date falling 12 months from the date

of passing of this Resolution ;  f  the Board shall,

subject to the relevant approvals of the relevant

authorities and the exercise of the powers granted

under paragraph  a  above in accordance with the

PROPOSAL #CONT: CONTD. and other applicable laws and         ISSUER             NO              N/A                  N/A

regulations of the PRC, increase the Company's

registered capital to such amount as shall equal the

aggregate nominal amounts of the relevant number of

shares allotted and issued upon the exercise of the

powers granted under paragraph  a  of this

Resolution, provided that the registered capital of

the Company shall not exceed 120% of the amount of

registered capital of the Company as at the date of

passing of this Resolution;  g  subject to the

Listing Committee of the HK Stock Exchange granting

listing of, and permission to deal in, CONTD.

PROPOSAL #CONT: CONTD. the H Shares in the Company's         ISSUER             NO              N/A                  N/A

share capital proposed to be issued by the Company

and to the approval of CSRC for the issue of shares,

authorize the Board to amend, as it may deem

appropriate and necessary, Articles 23, 24 and 27 of

the Articles of Association of the Company to reflect

 the change in the share capital structure of the

Company in the event of an exercise of the powers

granted under paragraph  a  to allot and issue new

shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANHUI EXPRESSWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y01374100

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Mr. Zhou Ren Qiang as the                   ISSUER            YES             FOR                  FOR

Director of the Company for a term until 16 AUG 2011

and authorize the Board of Directors of the Company

to determine the Director's emoluments and the terms

of the service contract of Mr. Zhou Ren Qiang

PROPOSAL #2: Approve Mr. Wang Wei Sheng as the                   ISSUER            YES             FOR                  FOR

Supervisor of the Company for a term until 16 AUG

2011 and authorize the Supervisory Committee of the

Company to determine the Supervisor's emoluments and

the terms of the service contract of Mr. Wang Wei

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANHUI EXPRESSWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y01374100

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 working report of the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 working report of the          ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 audited financial report      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the 2009 profit appropriation            ISSUER            YES             FOR                  FOR

proposal

PROPOSAL #5: Appointment of the 2010 Auditor and to          ISSUER            YES             FOR                  FOR

authorize the Board of Directors to fix their

remuneration

PROPOSAL #6: Approve to adjusting the remuneration of        ISSUER            YES             FOR                  FOR

 the Company's internal Directors and Supervisors

PROPOSAL #S.1: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #S.2: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

allot and issue new shares  H shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANNALY CAPITAL MANAGEMENT, INC.

  TICKER:                  NLY                 CUSIP:   035710409

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: KEVIN P. BRADY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E. WAYNE NORDBERG                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: A PROPOSAL TO APPROVE THE 2010 EQUITY            ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

PROPOSAL #3: RATIFICATION OF THE APPOINTMENT OF                 ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE 2010

FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANSELL LTD

  TICKER:                  N/A                 CUSIP:   Q04020105

  MEETING DATE:      10/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report and the reports of the Directors and the

Auditor of the Company for the YE 30 JUN 2009

PROPOSAL #2.: Receive and adopt the remuneration                ISSUER            YES             FOR                  FOR

report for the YE 30 JUN 2009

PROPOSAL #3.A: Re-elect Mr. Peter L. Barnes as a                ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Rule 33(c)

of the Company's Constitution

PROPOSAL #3.B: Re-elect Mrs. Marissa T. Peterson as a        ISSUER            YES             FOR                  FOR

 Director, who retires in accordance with Rule 33(c)

of the Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANTA SPORTS PRODS LTD

  TICKER:                  N/A                 CUSIP:   G04011105

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES             FOR                  FOR

consolidated financial statements of the Company and

its subsidiaries and the reports of the Directors and

 the Auditor of the Company for the YE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend in respect of         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3.: Declare a special dividend in respect          ISSUER            YES             FOR                  FOR

of the YE 31 DEC 2009

PROPOSAL #4.: Re-elect Mr. Ding Shizhong as an                   ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #5.: Re-elect Mr. Zheng Jie as an Executive         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-elect Mr. Dai Zhongchuan as an                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #7.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company to fix the remuneration of the Company's

Directors

PROPOSAL #8.: Re-appoint KPMG as the Company's                   ISSUER            YES             FOR                  FOR

Auditor and authorize the Board of Directors of the

Company to fix their remuneration

PROPOSAL #9.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 pursuant to The Rules Governing the Listing of

Securities on the Stock Exchange of Hong Kong Limited

 [the Listing Rules], to allot, issue and deal with

the unissued shares [each, a Share] of HKD 0.10 each

in the capital of the Company and make or grant

offers, agreements and options during and after the

relevant period, not exceeding the aggregate of 20%

of the aggregate nominal amount of the share capital

of the Company in issue as at the date of the passing

 of this resolution; and [if the Directors of the

Company are so authorized by a separate ordinary

resolution of the shareholders of the Company] the

aggregate nominal value of any share capital of the

Company repurchased by the Company subsequent to the

passing of this resolution [up to a maximum

equivalent to 10% of the aggregate nominal value of

the share capital of the Company in issue as at the

date of the passing of this resolution], otherwise

than pursuant to: i) a rights issue [specified]; or

ii) the exercise of any options granted under all

Share Option Schemes of the Company adopted from time

 to time in accordance with the Listing Rules; or

iii) any scrip dividend or similar arrangements

providing for the allotment and issue of Shares in

lieu of the whole or part of a dividend on Shares in

accordance with the Articles of Association of the

Company in force from time to time; or iv) any issue

of Shares upon the exercise of rights of subscription

 or conversion under the terms of any warrants of the

 Company or any securities which are convertible into

 Shares; and [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the Company or the applicable laws of

PROPOSAL #10.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to repurchase [or agree to repurchase]

shares [each, a Share] of HKD 0.10 each in the

capital of the Company on the Stock Exchange, or any

other Stock Exchange on which the Shares may be

listed and recognized by the Securities and Futures

Commission of Hong Kong and the Stock Exchange for

such purpose, and otherwise in accordance with the

rules and regulations of the Securities and Futures

Commission of Hong Kong, the Stock Exchange, the

Companies Law, Chapter 22 [Law 3 of 1961, as

consolidated and revised] of the Cayman Islands and

all other applicable Laws in this regard, the

aggregate nominal amount of shares which may be

repurchased or agreed to be repurchased by the

Company pursuant to this resolution, during the

relevant period, shall not exceed 10% of the

aggregate nominal value of the share capital of the

Company as at the date of the passing of this

resolution and the authority pursuant to this

resolution shall be limited accordingly; and

[Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM of the Company is

required by the Articles of Association of the

PROPOSAL #11.: Approve, conditional on the passing of        ISSUER            YES         AGAINST           AGAINST

 Resolutions 9 and 10 above, the general mandate

granted to the Directors of the Company pursuant to

Resolution 9 above be extend by the addition to the

aggregate nominal value of the shares which may be

allotted or agreed conditionally or unconditionally

to be allotted by the Directors of the Company

pursuant to or in accordance with such general

mandate of an amount representing the aggregate

nominal value of the share capital of the Company

repurchased or agreed to be repurchased by the

Company pursuant to or in accordance with the

authority granted under Resolution 10 above

PROPOSAL #12.: Approve to extend the term of the                ISSUER            YES             FOR                  FOR

sportswear sales agreement dated 31 DEC 2009 [the

Sportswear Sales Agreement]; and the expected annual

caps for the sale and purchase of ANTA products under

 the Sportswear Sales Agreement with [Guangzhou Anda

Trading Development Co, Ltd.] in the amount of RMB

401.64 million [equivalent to approximately HKD

456.26 million], RMB 502.05 million [equivalent to

approximately HKD 570.33 million] and RMB 627.56

million [equivalent to approximately HKD 712.91

million] respectively for the 3 YE 31 DEC 2010, 2011

and 2012

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ANTOFAGASTA P L C

  TICKER:                  N/A                 CUSIP:   G0398N128

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' and              ISSUER            YES             FOR                  FOR

Auditors reports and the financial statements for the

 YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Mr. C.H. Bailey as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Mr. W.M. Hayes as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Mr. G.S. Menendez as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. D.E. Yarur as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Deloitte LLP as the Auditors of        ISSUER            YES             FOR                  FOR

 the Company to hold office from the conclusion of

this meeting until the conclusion of the next general

 meeting at which the accounts are laid before the

Company and to authorize the Directors to fix their

remuneration

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

in substitution for all existing authorities, in

accordance Section 551 of the Companies Act 2006 to:

A) allot shares  as defined in Section 540 of the

Companies Act 2006  in the Company or grant rights to

 subscribe for or to convert any security into shares

 in the Company up to an aggregate nominal amount of

GBP 16,430,945; and B) allot equity securities  as

defined in Section 560 of the Companies Act 2006  up

to an aggregate nominal amount of GBP 32,861,890

such amount to be reduced by the aggregate nominal

amount of shares allotted or rights to subscribe for

or to convert any security into shares in the Company

 granted under paragraph  A  of this Resolution 9  in

 connection with an offer by way of a rights issue; i

  to ordinary shareholders in proportion  as nearly

as may be practicable CONTD..

PROPOSAL #CONT: ..CONTD to their existing holdings;          ISSUER             NO              N/A                  N/A

and  ii  to holders of other equity securities  as

defined in Section 560 1  of the Companies Act 2006

as required by the rights of those securities or,

subject to such rights, as the Directors otherwise

consider necessary; and so that the Directors may

impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates or legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter  Authority the earliier

 at the end of the Company's next AGM to be held in

2011 or on 30 JUN 2011 but, in each case, so that the

 Company may make offers and enter into agreements

before the authority expires which would or might,

CONTD..

PROPOSAL #CONT: ..CONTD require shares to be allotted        ISSUER             NO              N/A                  N/A

 or rights to subscribe for or to convert any

security into shares to be granted after the

authority expires and the Directors may allot shares

or grant such rights under any such offer or

agreement as if the authority had not expired

PROPOSAL #S.10: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company,, in substitution for all existing powers and

 subject to the passing of resolution 9, pursuant to

Section 570 of the Companies Act 2006 to allot equity

 securities  as defined in Section 560 of the

Companies Act 2006  for cash pursuant to the

authority granted by Resolution 9 and/or where the

allotment constitutes an allotment of equity

securities by virtue of Section 560 3  of the

Companies Act 2006, in each case free of the

restriction in Section 561 of the Companies Act 2006,

 such power to be limited: A) to the allotment of

equity securities in connection with an offer of

equity securities  but in the case of an allotment

pursuant to the authority granted by paragraph  B  of

 resolution 9, such power shall be limited to the

PROPOSAL #CONT: ..CONTD connection with an offer by          ISSUER             NO              N/A                  N/A

way of a rights issue only :  i  to ordinary

shareholders in proportion  as nearly as may be

practicable  to their existing holdings; and  ii  to

holders of other equity securities  as defined in

Section 560 1  of the Companies Act 2006  as required

 by the rights of those securities or, subject to

such rights, as the Directors otherwise consider

necessary; and so that the Directors may impose any

limits or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates or legal, regulatory or practical problems in,

 or under the laws of, any territory or any other

matter; and B) to the allotment of equity securities

pursuant to the authority granted by paragraph  A  of

 resolution 9 and or allotment CONTD..

PROPOSAL #CONT: ..CONTD which constitutes an                       ISSUER             NO              N/A                  N/A

allotment of equity securities by virtue of Section

560 3  of the Companies Act 2006,  in each case

otherwise than in the circumstances set out in

paragraph  A  of this Resolution 10  up to a nominal

amount of GBP 2,464,641,  Authority expires the

earlier at the end of the Company's next AGM to be

held in 2011 or on 30 JUN 2011  but so that the

Company may make offers and enter into agreements

before the power expires which would or might,

require equity securities to be allotted after the

power expires and the Directors may allot equity

securities under any such offer or agreement as if

PROPOSAL #S.11: Authorize the Company, to make one or        ISSUER            YES             FOR                  FOR

 more market purchases  within the meaning of Section

 693 4  of the Companies Act 2006  of ordinary shares

 of 5p in the capital of the Company  Ordinary Shares

  provided that:  A  the maximum aggregate number of

ordinary shares authorized to be purchased is GBP

98,585,669  representing 10% of the issued ordinary

share capital   ;  B  the minimum price which may be

paid for an ordinary share is 5p;  C  the maximum

price which may be paid for an ordinary share is an

amount equal to 105%of the average of the middle

market quotations for an ordinary share as derived

from The London Stock Exchange Daily official list

for the 5 business days immediately preceding the day

 on which that ordinary share is purchased; Authority

 expires the earlier of the conclusion of the next

AGM of the Company CONTD..

PROPOSAL #CONT: ..CONTD to be held in 2011 or on 30          ISSUER             NO              N/A                  N/A

JUN 2011 ; and the Company may make a contract to

purchase ordinary shares under this authority before

the expiry of the authority which will or may be

executed wholly or partly after the expiry of the

authority, and may make purchase of ordinary shares

in pursuance of any such contract

PROPOSAL #S.12: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company other than an AGM may be called on not

less than 14 clear days notice

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 Companies Act 2006, are to be treated

as provisions of the Company's Articles of

Association; and adopt the Articles of Association as

 specified as the Articles of Association of the

Company in substitution for, and to the exclusion of,

 the existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AOL INC.

  TICKER:                  AOL                 CUSIP:   00184X105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: TIM ARMSTRONG               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD DALZELL           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: KAREN DYKSTRA               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM HAMBRECHT        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SUSAN LYNE                    ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: PATRICIA MITCHELL        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL POWELL             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: FREDRIC REYNOLDS         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JAMES STENGEL               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JAMES WIATT                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF ERNST &          ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #3: APPROVAL OF AMENDED AND RESTATED AOL              ISSUER            YES             FOR                  FOR

INC. 2010 STOCK INCENTIVE PLAN.

PROPOSAL #4: APPROVAL OF AMENDED AND RESTATED AOL              ISSUER            YES             FOR                  FOR

INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVE OFFICERS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AON CORPORATION

  TICKER:                  AON                 CUSIP:   037389103

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LESTER B. KNIGHT         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GREGORY C. CASE           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: FULVIO CONTI                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: EDGAR D. JANNOTTA        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAN KALFF                      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: J. MICHAEL LOSH           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: R. EDEN MARTIN             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1H: ELECTION OF DIRECTOR: ANDREW J. MCKENNA        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ROBERT S. MORRISON      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RICHARD B. MYERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: RICHARD C.                   ISSUER            YES             FOR                  FOR

NOTEBAERT

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN W. ROGERS,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1M: ELECTION OF DIRECTOR: GLORIA SANTONA             ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: CAROLYN Y. WOO             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF ERNST &         ISSUER            YES             FOR                  FOR

YOUNG LLP AS AON'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AOYAMA TRADING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J01722107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #3: Authorize Use of Stock Options                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AOZORA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J0172K107

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  APACHE CORPORATION

  TICKER:                  APA                 CUSIP:   037411105

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: EUGENE C. FIEDOREK      ISSUER            YES             FOR                  FOR

PROPOSAL #02: ELECTION OF DIRECTOR: PATRICIA ALBJERG         ISSUER            YES             FOR                  FOR

GRAHAM

PROPOSAL #03: ELECTION OF DIRECTOR: F.H. MERELLI                ISSUER            YES             FOR                  FOR

PROPOSAL #04: RATIFICATION OF ERNST & YOUNG AS                   ISSUER            YES             FOR                  FOR

APACHE'S INDEPENDENT AUDITORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  APN NEWS & MEDIA LTD

  TICKER:                  N/A                 CUSIP:   Q1076J107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report, the Directors' report and independent audit

report for the YE 31 DEC 2009

PROPOSAL #2.A: Re-elect Mr. K.J. Luscombe as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. A.C. O'Reilly as a                   ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation in accordance with

the Company's Constitution

PROPOSAL #2.C: Re-elect Mr. A.E. Harris as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution

PROPOSAL #3.: Adopt the Company's remuneration report        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  APPLE INC.

  TICKER:                  AAPL               CUSIP:   037833100

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM V. CAMPBELL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MILLARD S. DREXLER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALBERT A. GORE, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN P. JOBS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREA JUNG                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.D. LEVINSON, PH.D.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEROME B. YORK                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AMENDMENTS TO THE APPLE INC.        ISSUER            YES             FOR                  FOR

 2003 EMPLOYEE STOCK PLAN.

PROPOSAL #03: TO APPROVE AMENDMENTS TO THE APPLE INC.        ISSUER            YES             FOR                  FOR

 1997 DIRECTOR STOCK OPTION PLAN.

PROPOSAL #04: TO HOLD AN ADVISORY VOTE ON EXECUTIVE          ISSUER            YES             FOR                  FOR

COMPENSATION.

PROPOSAL #05: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

  AGAINST PROPOSALS 6 AND 7.

PROPOSAL #06: TO CONSIDER A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         ABSTAIN           AGAINST

ENTITLED SUSTAINABILITY REPORT, IF PROPERLY PRESENTED

 AT THE MEETING.

PROPOSAL #07: TO CONSIDER A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         ABSTAIN           AGAINST

ENTITLED AMEND CORPORATE BYLAWS ESTABLISHING A BOARD

COMMITTEE ON SUSTAINABILITY, IF PROPERLY PRESENTED AT

 THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  APPLIED MATERIALS, INC.

  TICKER:                  AMAT               CUSIP:   038222105

  MEETING DATE:      3/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: AART J. DE GEUS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN R. FORREST                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS J. IANNOTTI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN M. JAMES                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALEXANDER A. KARSNER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERHARD H. PARKER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS D. POWELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLEM P. ROELANDTS                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES E. ROGERS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL R. SPLINTER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT H. SWAN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS APPLIED MATERIALS' INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARCELORMITTAL SA, LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L0302D129

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                ISSUER             NO              N/A                  N/A

statements for the FY 2009 in their entirety, with a

resulting consolidated net income of USD 75 million

PROPOSAL #2.: Approve the Parent Company Annual                 ISSUER             NO              N/A                  N/A

Accounts for the FY 2009 in their entirety, with a

resulting loss for ArcelorMittal as Parent Company of

 the ArcelorMittal group of USD 507,141,204

[established in accordance with the laws and

regulations of the Grand-Duchy of Luxembourg, as

compared to the consolidated net income of USD 75

million established in accordance with International

Financial Reporting Standards as adopted in the

European Union, the subject of the first Resolution]

PROPOSAL #3.: Acknowledge that: (i) the loss for the         ISSUER             NO              N/A                  N/A

year amounts to USD 507,141,204, (ii) the amount of

the loss is set off against the Profit brought

forward (Report a nouveau) of USD 26,525,260,379, and

 (iii) no allocation to the legal reserve or to the

reserve for shares held in treasury is required; on

this basis, the General Meeting, upon the proposal of

 the Board of Directors, decides to allocate the

results of the Company based on the Parent Company

annual accounts for the FY 2009 as specified; that

dividends are paid in four equal quarterly

installments of USD 0.1875 (gross) per share and that

 the first installment of dividend of USD 0.1875

(gross) per share has been paid on 15 MAR 2010

PROPOSAL #4.: Approve to set the amount of annual              ISSUER             NO              N/A                  N/A

Directors' compensation to be allocated to the

members of the Board of Directors in relation to the

FY 2009 at USD 2,564,923

PROPOSAL #5.: Grant discharge to the members of the          ISSUER             NO              N/A                  N/A

Board of Directors in relation to the FY 2009

PROPOSAL #6.: Acknowledge the mandate of the Mr. John        ISSUER             NO              N/A                  N/A

 O. Castegnaro, Mrs. Vanisha Mittal Bhatia and Mr.

Jose Ramon Alvarez Rendueles Medina as the Directors

has come to an end effective on the date of this

General Meeting and that Mr. Jeannot Krecke has been

co-opted as a member of the Board of Directors of the

 Company in replacement of Mr. Georges Schmit

effective 01 JAN 2010

PROPOSAL #7.: Re-elect Mrs. Vanisha Mittal Bhatia for        ISSUER             NO              N/A                  N/A

 a 3-year mandate that will automatically expire on

the date of the general meeting of shareholders to be

 held in 2013

PROPOSAL #8.: Elect Mr. Jeannot Krecke for a 3-year          ISSUER             NO              N/A                  N/A

mandate that will automatically expire on the date of

 the general meeting of shareholders to be held in

PROPOSAL #9.: Approve: (a) to cancel with effect as          ISSUER             NO              N/A                  N/A

of the date of this General Meeting the authorization

 granted to the Board of Directors by the general

meeting of shareholders held on 12 MAY 2009 with

respect to the share buy-back programme, and (b) to

authorize, effective immediately after this General

Meeting, the Board of Directors of the Company, with

option to delegate, and the corporate bodies of the

other companies in the ArcelorMittal group in

accordance with the Luxembourg law of 10 AUG 1915 on

commercial companies, as amended (the Law), to

acquire and sell shares in the Company in accordance

with the Law and any other applicable laws and

regulations, including but not limited to entering

into off-market and over-the-counter transactions and

 to acquire shares in the Company through derivative

financial instruments

PROPOSAL #10.: Appoint Deloitte S.A., with registered        ISSUER             NO              N/A                  N/A

 office at 560, rue de Neudorf, L-2220 Luxembourg,

Grand-Duchy of Luxembourg, as independent company

auditor (Reviseur d Entreprises) for the purposes of

an Independent Audit of the Parent Company annual

accounts and the consolidated financial statements

for the FY 2010

PROPOSAL #11.: Authorize the Board of Directors the          ISSUER             NO              N/A                  N/A

power to issue share options or other equity-based

awards and incentives to all eligible employees under

 the LTIP for a number of Company'S shares not

exceeding 8,500,000 options on fully paid-up shares,

which may either be newly issued shares or shares

held in treasury, during the period from this General

 Meeting until the general meeting of shareholders to

 be held in 2011 (the Maximum Number), provided, that

 the share options will be issued at an exercise

price that is not less than the average of the

highest and the lowest trading price on the New York

Stock Exchange on the day immediately prior to the

grant date, which date will be decided by the Board

of Directors and will be within the respective

periods specified in the LTIP; (b) to decide and

implement any increase in the Maximum Number by the

additional number that may be necessary to preserve

the rights of the option holders in the event of the

occurrence a transaction impacting the Company'S

share capital; and (c) do or cause to be done all

such further acts and things as the Board of

Directors may determine to be necessary or advisable

in order to implement the content and purpose of this

 resolution; acknowledge that the Maximum Number

represents about 0.54% of the Company's current

issued share capital on a fully diluted basis

PROPOSAL #12.: Authorize the Board of Directors to:          ISSUER             NO              N/A                  N/A

(a) implement the Employee Share Purchase Plan 2010

(ESPP 2010) reserved for all or part of the employees

 of all or part of the companies comprised within the

 scope of consolidation of the consolidated financial

 statements for a maximum number of 2,500,000

ArcelorMittal shares; and (b) for the purposes of the

 implementation of the ESPP 2010, issue new shares

within the limits of the Company's authorized share

capital and/or deliver treasury shares up to a

maximum of 2,500,000 fully paid-up ArcelorMittal

shares during the period from this General Meeting to

 the general meeting of shareholders to be held in

2011; and (c) do or cause to be done all such further

 acts and things as the Board of Directors may

determine to be necessary or advisable in order to

implement the content and purpose of this resolution;

 acknowledge that the maximum total number of

2,500,000 shares of the Company represents about 0.16

 % of the Company's current issued share capital on a

PROPOSAL #E.13: Approve, in accordance with Article          ISSUER             NO              N/A                  N/A

7.3, Paragraph 3, of the Articles of Association of

the Company, the General Meeting decides to assent to

 direct or indirect transfers of shares of the

Company among persons included in the definition of

Mittal Shareholder (as defined in Article 8.4 of the

Articles of Association), including without

limitation by means of transfers to trustees of

trusts of which Mr. and/or Mrs. Lakshmi N. Mittal

and/or their heirs and successors are beneficiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARCELORMITTAL SOUTH AFRICA

  TICKER:                  N/A                 CUSIP:   S05944111

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the annual financial statements             ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Re-elect Ms. N.D. Orleyn as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect Mr. E.K. Diack as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect Mr. M.J.N. Njeke as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.4: Re-elect Mr. D.K. Chugh as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.5: Re-elect Mr. M. MacDonald as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint Deloitte & Touche as the                ISSUER            YES             FOR                  FOR

Independent Auditors of the Company and Mr. RM Duffy

as the Individual Designated Auditor who will

undertake the audit of the Company for the ensuing

PROPOSAL #4: Approve the Non Executive Directors fees        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Amend the Arcelor Mittal South Africa            ISSUER            YES             FOR                  FOR

Management Share Trust Deed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARCHER-DANIELS-MIDLAND COMPANY

  TICKER:                  ADM                 CUSIP:   039483102

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: G.W. BUCKLEY                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: M.H. CARTER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: D.E. FELSINGER             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: V.F. HAYNES                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: A. MACIEL                      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: P.J. MOORE                    ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: T.F. O'NEILL                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: K.R. WESTBROOK             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: P.A. WOERTZ                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: ADOPT THE ARCHER-DANIELS-MIDLAND                   ISSUER            YES             FOR                  FOR

COMPANY 2009 INCENTIVE COMPENSATION PLAN.

PROPOSAL #03: RATIFY THE APPOINTMENT OF ERNST & YOUNG        ISSUER            YES             FOR                  FOR

 LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR

ENDING JUNE 30, 2010.

PROPOSAL #04: ADOPT STOCKHOLDER'S PROPOSAL REGARDING    SHAREHOLDER        YES         ABSTAIN           AGAINST

GLOBAL HUMAN RIGHTS STANDARDS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARISTOCRAT LEISURE LIMITED

  TICKER:                  N/A                 CUSIP:   Q0521T108

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appointment of Dr. ID Blackburne as a            ISSUER            YES             FOR                  FOR

Director, in accordance with Clause

PROPOSAL #2: Appointment of Mr. SW Morro as a                     ISSUER            YES             FOR                  FOR

Director, in accordance with Clause 12.6 of

PROPOSAL #3: Re-elect Mr. DJ Simpson as a Director,          ISSUER            YES             FOR                  FOR

in accordance with Clause 12.3 of the Constitution of

 the Company, who retires from office by rotation

PROPOSAL #4: Approve that Mr. JR Odell, Chief                     ISSUER            YES             FOR                  FOR

Executive Officer and Managing Director, be granted

449,572 performance share rights pursuant to the

Company's Performance Share Plan, in the manner set

out in the explanatory statement to the notice of

meeting, for all purposes, including for the purpose

of ASX Listing Rules 7.1 and 10.14

PROPOSAL #5: Approve that MR. V Blanco, Senior Vice          ISSUER            YES             FOR                  FOR

President, Platform Architecture to the Company, be

granted 110,174 in the manner set out in the

explanatory statement to the notice of meeting, for

all purposes, including for the purpose of ASX

Listing Rule 7.1

PROPOSAL #6: Adopt the remuneration report for the            ISSUER            YES         AGAINST           AGAINST

Company  included in the Director's report  for the

YE 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARROW ELECTRONICS, INC.

  TICKER:                  ARW                 CUSIP:   042735100

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DANIEL W. DUVAL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GAIL E. HAMILTON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN N. HANSON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD S. HILL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.F. (FRAN) KEETH                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGER KING                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. LONG                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN C. PATRICK                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARRY W. PERRY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. WADDELL                                    ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS ARROW'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010

PROPOSAL #03: PROPOSAL TO AMEND AND RE-APPROVE THE            ISSUER            YES             FOR                  FOR

ARROW ELECTRONICS, INC. 2004 OMNIBUS INCENTIVE PLAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ARTHUR J. GALLAGHER & CO.

  TICKER:                  AJG                 CUSIP:   363576109

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM L. BAX             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: FRANK E. ENGLISH,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: J. PATRICK                   ISSUER            YES             FOR                  FOR

GALLAGHER, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: ILENE S. GORDON           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DAVID S. JOHNSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES R. WIMMER           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010

PROPOSAL #03: APPROVAL OF THE ARTHUR J. GALLAGHER &          ISSUER            YES             FOR                  FOR

CO. SENIOR MANAGEMENT INCENTIVE PLAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASAHI BREWERIES,LTD.

  TICKER:                  N/A                 CUSIP:   J02100113

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Renewal of the Plan against Large-Scale        ISSUER            YES         AGAINST           AGAINST

 Purchases of the Shares in the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASAHI GLASS COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J02394120

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Delegation to the Board of Directors of        ISSUER            YES         AGAINST           AGAINST

 the authority to decide matters concerning the

offering of stock acquisition rights issued as stock

options to employees of the Company and Directors and

 employees of the Company's subsidiaries, etc.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASAHI KASEI CORPORATION

  TICKER:                  N/A                 CUSIP:   J0242P110

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASATSU-DK INC.

  TICKER:                  N/A                 CUSIP:   J03014107

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASCENDAS REAL ESTATE INVESTMENT TRUST

  TICKER:                  N/A                 CUSIP:   Y0205X103

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the report of HSBC              ISSUER            YES             FOR                  FOR

Institutional Trust Services  Singapore Limited  as

trustee of A-REIT   the Trustee  the Statement by

Ascendas Funds Management (S) Limited  as manager of

A-REIT   the Manager  and the Audited Financial

Statements of A-REIT for the FYE 31 MAR 2010 and the

Auditors' report thereon

PROPOSAL #2: Re-appoint KPMG LLP as the Auditors of          ISSUER            YES             FOR                  FOR

A-REIT to hold office until the conclusion of the

next AGM of A-REIT and authorize the Manager to fix

their remuneration

PROPOSAL #3: Authorize the Manager to: issue units in        ISSUER            YES             FOR                  FOR

 A-REIT  Units  whether by way of rights, bonus or

otherwise; and/or make or grant offers, agreements or

 options  collectively, Instruments  that might or

would require Units to be issued, including but not

limited to the creation and issue of  as well as

adjustments to  securities, warrants, debentures or

other instruments convertible into Units, at any time

 and upon such terms and conditions and for such

purposes and to such persons as the Manager may in

its absolute discretion deem fit; and issue Units in

pursuance of any Instrument made or granted by the

Manager while this Resolution was in force

notwithstanding that the authority conferred by this

Resolution may have ceased to be in force at the time

 such Units are issued  provided that: the aggregate

number of units CONTD..

PROPOSAL #CONT: ..CONTD to be issued pursuant to this        ISSUER             NO              N/A                  N/A

 resolution  including Units to be issued in

pursuance of instruments made or granted pursuant to

this resolution) shall not exceed 50% of the total

number of issued units excluding treasury Units, if

any   as calculated in accordance with sub-paragraph

below  of which the aggregate number of units to be

issued other than on a pro rata basis to unitholders

shall not exceed 20% of the total number of issued

units  excluding treasury units, if any   as

calculated in accordance with sub-paragraph below;

subject to such manner of calculation as may be

prescribed by the Singapore Exchange Securities

Trading Limited  the SGX-ST  for the purpose of

determining the aggregate number of units that may be

 issued under sub-paragraph above, the total number

of issued units  excluding treasury units, if any

PROPOSAL #CONT: ..CONTD shall be based on the number         ISSUER             NO              N/A                  N/A

of issued units   excluding treasury Units, if any

at the time this resolution is passed, after

adjusting for: any new units arising from the

conversion or exercise of any Instruments which are

outstanding at the time this resolution is passed;

and any subsequent bonus issue, consolidation or

subdivision of Units; in exercising the authority

conferred this resolution, the Manager shall comply

with the provisions of the Listing Manual of the SGX-

ST for the time being in force unless such compliance

 has been waived by the SGX-ST   and the trust deed

constituting A-REIT  as amended   the Trust Deed

for the time being in force  unless otherwise

exempted or waived by the Monetary Authority of

PROPOSAL #CONT: ..CONTD [Authority expires earlier of        ISSUER             NO              N/A                  N/A

 the conclusion of the next AGM of A-REIT or the date

 by which the next AGM of A-REIT is required by

applicable regulations to be held]; where the terms

of the issue of the Instruments may be converted, in

the event of rights, bonus or other capitalization

issues or any other events, the Manager is authorized

 to issue additional Instruments or Units pursuant to

 such adjustment not withstanding that the authority

conferred by this resolution may have ceased to be in

 force at the time the instruments or Units are

issued; and the authorize the Manager and the Trustee

 to complete and do all such acts and things

[including executing all such document as may

required] as the Manager or, as the case may be, the

Trustee may consider expedient or necessary or in the

 interest of A-REIT to give effect to the authority

conferred by this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASCENDAS REAL ESTATE INVESTMENT TRUST

  TICKER:                  N/A                 CUSIP:   Y0205X103

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve the distribution reinvestment         ISSUER            YES             FOR                  FOR

plan to be known as the Ascendas Real Estate

Investment Trust Distribution Reinvestment Plan under

 which the Directors of the manager of A-REIT [the

Directors] may, whenever the Directors have resolved

that a distribution [including an interim, final,

special or other distribution] be paid or declared on

 units in A-REIT [Units], that unit holders of A-REIT

 [Unitholders] entitled to such distribution may

elect to receive an allotment of new Units each

credited as fully paid in lieu of cash in respect of

such distribution [further particulars of which are

set out in the circular to Unit holders dated 03 JUN

2010; [ii] A-REIT's distribution date, as set out in

A-REIT's trust deed dated 09 OCT 2002 constituting A-

REIT [as amended] [the Trust Deed], be extended from

60 calendar days to 90 calendar days from the end of

the applicable financial quarter of A-REIT [the DRP

Supplement]; [iii] authorize the Ascendas Funds

Management [S] Limited, as manager of A-REIT [the

Manager], and/or HSBC institutional Trust Services

[Singapore] Limited, as trustee of A-REIT [the

Trustee]; [a] to establish and administer the

Distribution Reinvestment plan; [b] to modify and/or

alter the Distribution Reinvestment Plan from time to

 time and to do all such acts and things and to enter

 into all such transactions and arrangements as may

be necessary or expedient in order to give full

effect to the Distribution Reinvestment Plan; and [c]

 to allot and issue from time to time such number of

new Units as may be required to be allotted and

issued pursuant to the Distribution Reinvestment

Plan; [iv] unless revoked or varied by Unit holders

in a general meeting, such authority shall continue

in force; and [v] authorize the Manager, any Director

 and the Trustee to complete and do all such acts and

 things [including executing all such documents as

may be required] as the Manager, such Director or, as

 the case may be, the Trustee may consider expedient

or necessary or in the interests of A-REIT to give

effect to the Distribution Reinvestment Plan

[including the DRP Supplement]

PROPOSAL #E.2: Amend the Trust Deed with the Notice          ISSUER            YES             FOR                  FOR

Supplement [as defined in the circular] in the manner

 as specified in Appendix C of the Circular; and

authorize the Manager, any Director and the Trustee

to complete and do all such acts and things

[including executing all such document as may be

required] as the Manager, such Director or, as the

case may be, the Trustee may consider expedient or

necessary or in the interests of A-REIT to give

effect to the Notice Supplement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASCIANO GROUP, MELBOURNE VIC

  TICKER:                  N/A                 CUSIP:   Q0557G103

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes, including            ISSUER            YES             FOR                  FOR

pursuant to ASX Listing Rule 7.4, for the prior issue

 of 209,645,197 stapled securities to the

unconditional placement investors at an issue price

of AUD 1.10 per Stapled Security on the specified

PROPOSAL #2.: Approve, for all purposes, including            ISSUER            YES         AGAINST           AGAINST

pursuant to ASX Listing Rule 10.11, for the issue of

up to 176,071,033 Stapled Securities to Mostia Dion

Nominees Pty Limited ACN 005 499 945, a Company

associated with the Managing Director and Chief

Executive Officer, Mr. Mark Rowsthorn at an issue

price of AUD 1.10 per Stapled Security under the

Additional Placement, on the specified terms

PROPOSAL #3.: Approve, for all purposes, including            ISSUER            YES             FOR                  FOR

pursuant to ASX Listing Rule 7.1 for the issue of up

to 1,227,272,727 Stapled Securities to the

Conditional Placement Investors' and/or the

Underwriters' at the issue price of AUD 1.10 per

Stapled Security, on the specified terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASCIANO GROUP, MELBOURNE VIC

  TICKER:                  N/A                 CUSIP:   Q0557G103

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the consolidated          ISSUER             NO              N/A                  N/A

financial report of the Company and the separate

consolidated financial report of the Trust as well as

 the reports of the Company Directors and the

Auditors for the FYE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

FYE 30 JUN 2009

PROPOSAL #3.A: Elect Malcolm Broomhead as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires under Article 46(c) of

the Company's Constitution

PROPOSAL #3.B: Elect Robert [Bob] Edgar as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires under Article 46(c) of

the Company's Constitution

PROPOSAL #3.C: Elect Geoff Kleemann as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires under Article 46(c) of the

Company's Constitution

PROPOSAL #4.: Approve to grant of a maximum of                   ISSUER            YES             FOR                  FOR

3,861,702 options to acquire stapled securities in

Asciano to the Managing Director and Chief Executive

Officer, Mark Rowsthorn in accordance with the rules

of the Asciano Option and Rights Plan on the terms as

 specified

PROPOSAL #5.: Approve that the maximum aggregated              ISSUER            YES             FOR                  FOR

amount of remuneration which may be paid to Non-

Executive Directors in any years as calculated under

Article 50(a) of the Company's constitution be

increased by an amount of AUD 500,000 to AUD 1,500,000

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASHLAND INC.

  TICKER:                  ASH                 CUSIP:   044209104

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF CLASS III DIRECTOR: MARK C.        ISSUER            YES             FOR                  FOR

 ROHR

PROPOSAL #1B: ELECTION OF CLASS III DIRECTOR:                     ISSUER            YES             FOR                  FOR

THEODORE M. SOLSO

PROPOSAL #1C: ELECTION OF CLASS III DIRECTOR: MICHAEL        ISSUER            YES             FOR                  FOR

 J. WARD

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS         ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR

FISCAL 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASHOK LEYLAND LTD

  TICKER:                  N/A                 CUSIP:   Y0266N143

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the profit and loss          ISSUER            YES             FOR                  FOR

account for the YE 31 MAR 2009, the balance sheet as

at the date and the reports of Directors and the

Auditors attached thereto

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. R.J. Shahaney as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation under Article 106

of the Articles of Association of the Company

PROPOSAL #4.: Re-appoint Mr. Shardul S. Shroff as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation under Article 106

of the Articles of Association of the Company

PROPOSAL #5.: Re-appoint Mr. Ramachandran R. Nair as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation under Article 106

 of the Articles of Association of the Company

PROPOSAL #6.: Re-appoint Dr. V. Sumantran as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation under Article 106

of the Articles of Association of the Company

PROPOSAL #7.: Re-appoint Messrs. M.S. Krishnaswami &         ISSUER            YES             FOR                  FOR

Rajan, Chartered Accountants, and Messrs. Deloitte

Haskins & Sells, Chartered Accountant, as the

Auditors of the Company to hold office from the

conclusion of this AGM, till the conclusion of the

next AGM, on a remuneration of INR 15 lakhs each, in

addition to reimbursement of out-of-pocket expenses

PROPOSAL #S.8: Approve that in accordance with the            ISSUER            YES         AGAINST           AGAINST

provisions of section 81 and other applicable

provisions, if any, of the Companies Act 1956, in

terms of the provisions of SEBI Act, FEMA and Rules

and Regulations made there under, and any other Laws

for the time being in force, and subject to such

consents and approvals as may be necessary, and

subject to such conditions and modifications as may

be considered necessary by the Board. of Directors

[hereinafter referred to as Board, which term shall

be deemed to include any Committee of the Board of

Directors constituted for this purpose, to exercise

the powers conferred on the Board by this resolution]

 or as may be prescribed be prescribed or made, in

granting such consents and approvals agreed to by the

 Board, the consent of the Company be and accorded to

 offer, issue and allot in 1 or more tranches, either

 in the course of international offerings or

otherwise, to Foreign Institutions, foreign

investors/collaborators, non-resident Indians,

corporate bodies, mutual funds, banks, insurance

Companies, pension funds or others wherever located,

whether shareholders of the Company or not. through a

 Rights/Public issue and/or on a private placement

basis, equity shares and/or equity shares in the form

 of Global Depository Receipts [GDRs], and/or

securities convertible into equity shares and/or

securities linked to equity shares and/or securities

with or without detachable share warrants, and/or

Foreign Currency Convertible Notes [FCCNs] and/or

Bonds with Share Warrants, attached and/or such other

 hybrid/other securities, as may be available

(hereinafter collectively referred to as Securities],

 secured or unsecured, so however, that the total

amount raised through the aforesaid securities should

 not exceed INR 750 crores, of increments funds of

the Company; for the purpose of giving effect to the

above, the Board/its Committee be and is hereby

authorized to determine the form and terms of the

issue(s), including the class of investors to whom

the Securities are to be allotted, number of

securities to be allotted in each tranche, issue

price, face value, premium amount in issue/conversion

 of Securities/exercise of warrants/redemption of

securities, rate of interest, redemption period,

listing on 1 or more stock exchange in India and/or

abroad, including, without, limitation, marketing,

custodian, depository arrangements etc., as the

Board/its Committee in its absolute deems fit, and to

 make and accept any modifications in the proposal as

 may be required by the authorities involved in such

issues in India and/or abroad and to settle any

questions or difficulties that may arise in regard to

 the issue(s); authorize the Board/its Committee to

issue and allot such number of additional equity

shares as may be required in pursuance of the above

of securities and that the additional equity shares

so allotted shall rank in all respects, including

right/entitlement to divided, pari passu with the

existing equity shares of the Company; the consent of

 the Company be and is hereby accorded,

PROPOSAL #9.: Approve to increase the authorized                ISSUER            YES         AGAINST           AGAINST

share capital of the Company from INR 150,00,00,000

to INR 200,00,00,000 by the creation of 50,00,00,000

equity shares or INR 1 each ranking in all respects

pari passu with the existing equity shares; the

Company's Memorandum of Association be and is hereby

altered by substituting the following to the present

class V thereof; the capital of the Company is INR

200,00,00,000 divided into 200,00,00,000 shares of

INR 1 each

PROPOSAL #S.10: Amend Regulation 3 of the Articles of        ISSUER            YES         AGAINST           AGAINST

 Association as follows; the capital of the Company

is INR 200,00,00,000 divided into 200,00,00,000

equity shares of INR 1 each

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASIA CEMENT CORP

  TICKER:                  N/A                 CUSIP:   Y0275F107

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 financial statements                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of convertible bonds                    ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution:         ISSUER            YES             FOR                  FOR

cash dividend: TWD 1.8 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings: stock dividend: 30 for 1,000

SHS held

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.6: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASIA OPTICAL CO INC

  TICKER:                  N/A                 CUSIP:   Y0368G103

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: To report the 2009 audited reports               ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To report the 2009 reinvestment                    ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: To report the 2009 issuance of                     ISSUER             NO              N/A                  N/A

corporate convertible bonds II

PROPOSAL #A.5: To report the revision to the rules of        ISSUER             NO              N/A                  N/A

 the Board meeting

PROPOSAL #A.6: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.4: Amend the procedures of monetary loans        ISSUER            YES             FOR                  FOR

PROPOSAL #B.5: Amend the procedures of endorsement            ISSUER            YES             FOR                  FOR

and guarantee

PROPOSAL #B6.1: Election of Lai I-Jen as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B6.2: Election of Lai, He-Kuei as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B6.3: Election of Lin, Chung-Ping as a                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #B6.4: Election of Wu, Shu-Pin as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B6.5: Election of Liang, Chin-Chang as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #B6.6: Election of Chang, Chen-Ming as a              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #B6.7: Election of Lin, Chin-Ming as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #B6.8: Election of Lin, Sung-Tao as a                   ISSUER            YES         AGAINST           AGAINST

Supervisor

PROPOSAL #B6.9: Election of Chen-His-Wang as a                   ISSUER            YES         AGAINST           AGAINST

Supervisor

PROPOSAL #B6.10: Election of Lin, Kuo-Jen as a                   ISSUER            YES         AGAINST           AGAINST

Supervisor

PROPOSAL #B.7: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASICS CORPORATION

  TICKER:                  N/A                 CUSIP:   J03234150

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASM PAC TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   G0535Q133

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Audited                          ISSUER            YES             FOR                  FOR

consolidated financial statements of the Company and

the reports of the Directors and the Auditor for the

YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 1.20 per        ISSUER            YES             FOR                  FOR

 share and a second special dividend of HKD 0.40 for

the YE 31 DEC 2009

PROPOSAL #3.I: Re-election of Mr. Peter Lo Tsan Yin          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.II: Re-election of Mr. Robert Arnold                ISSUER            YES             FOR                  FOR

Ruijter as a Director

PROPOSAL #3.III: Re-election of Miss Orasa Livasiri          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.IV: Re-election of Mr. Robert Lee Shiu            ISSUER            YES             FOR                  FOR

Hung as a Director

PROPOSAL #3.V: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4: Re-appointment of Deloitte Touche                   ISSUER            YES         AGAINST           AGAINST

Tohmatsu as the Auditor and authorize the Board of

Directors to fix their remuneration

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

the Directors , subject to this resolution, during

the relevant period  as specified  of all the powers

of the Company to repurchase its own shares on The

Stock Exchange of Hong Kong Limited  the Stock

Exchange  or on any other Stock Exchange on which the

 shares of the Company may be listed and recognized

by The Securities and Futures Commission of Hong Kong

  the Securities and Futures Commission  and the

Stock Exchange for this purpose, subject to and in

accordance with all applicable laws and the rules and

 regulations of the Securities and Futures commission

 and the Stock Exchange or of any other stock

exchange as amended from time to time; the aggregate

nominal amount of the share capital of the Company to

 be repurchased or agreed to be repurchased by the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASML HOLDING NV

  TICKER:                  N/A                 CUSIP:   N07059178

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Overview the Company's business and                ISSUER             NO              N/A                  N/A

financial situation

PROPOSAL #3: Approve to discuss the annual report              ISSUER             NO              N/A                  N/A

2009, including ASML'S corporate governance chapter

and adoption of the financial statements for the FY

2009, as prepared in accordance with Dutch law

PROPOSAL #4: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Board of Management from liability for their

responsibilities in the FY 2009

PROPOSAL #5: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Supervisory Board from liability for their

responsibilities in the FY 2009

PROPOSAL #6: Clarification of the reserves and                   ISSUER             NO              N/A                  N/A

dividend policy

PROPOSAL #7: Adopt an dividend, of EUR 0.20 per                 ISSUER             NO              N/A                  N/A

ordinary share of EUR 0.09

PROPOSAL #8.A: Remuneration report 2009                                ISSUER             NO              N/A                  N/A

PROPOSAL #8.B: Adopt the update remuneration policy          ISSUER             NO              N/A                  N/A

(version 2010) for the Board of Management

PROPOSAL #9.A: Approve the performance share                       ISSUER             NO              N/A                  N/A

arrangement, including the number of performance

shares, for the Board of Management in accordance

with the updated remuneration policy for the Board of

 Management

PROPOSAL #9.B: Approve the number of performance                ISSUER             NO              N/A                  N/A

shares for the Board of Management in accordance with

 the remuneration policy for the Board Management;

(cancelled in case Resolutions 8.b and 9.a are

approved)

PROPOSAL #9.C: Approve the number of performance                ISSUER             NO              N/A                  N/A

stock options for the Board of Management in

accordance with remuneration policy for the Board of

Management; (cancelled in case Resolutions 8.b and

9.a are approved)

PROPOSAL #10: Approve the number of stock options,            ISSUER             NO              N/A                  N/A

respectively shares, for employees

PROPOSAL #11: Composition of the Board Management;            ISSUER             NO              N/A                  N/A

Notification of the intended appointment of Mr. F.

Schneider-Maunoury as the Member of the Board of

Management

PROPOSAL #12: Update profile of the Supervisory Board        ISSUER             NO              N/A                  N/A

PROPOSAL #13: Composition of the supervisory Board in        ISSUER             NO              N/A                  N/A

 2011; Notification that Mr. W.T. Siegle will retire

by rotation in 2011; notification that Mr. J.W.B.

Westerburgen will retire by rotation in 2011

PROPOSAL #14.A: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010, to issue

shares or rights to subscribe for shares in the

capital of the Company, subject to the approval of

the Supervisory Board, limited to 5% of the issued

share capital at the time of the authorization

PROPOSAL #14.B: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010 to restrict

or exclude the pre-emption rights accruing to

shareholders in connection with the issue of shares

or rights to subscribe for shares as described under

14a., subject to approval of the Supervisory Board

PROPOSAL #14.C: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010, to issue

shares or rights to subscribe for shares in the

capital of the Company, subject to the approval of

the Supervisory Board, for an additional 5% of the

issued share capital at the time of the

authorization, which 5% can only be used in

connection with or on the occasion of mergers and/or

PROPOSAL #14.D: Authorize the Board of Management for        ISSUER             NO              N/A                  N/A

 a period of 18 months from 24 MAR 2010, to restrict

or exclude the pre-emption rights accruing to

shareholders in connection with the issue of shares

or rights to subscribe for shares as described under

14c., subject to approval of the Supervisory Board

PROPOSAL #15: Authorize the Board of Management for a        ISSUER             NO              N/A                  N/A

 period of 18 months from 24 MAR 2010 to acquire,

subject to the approval of the Supervisory Board,

such a number of ordinary shares in the Company's

share capital as permitted within the limits of the

law and the Articles of Association of the Company,

taking into account the possibility to cancel the re-

purchased shares, for valuable consideration, on

Euronext Amsterdam by NYSE Euronext (Euronext

Amsterdam) or the Nasdaq Stock Market LLC (Nasdaq),

or otherwise, at a price between, on the one hand, an

 amount equal to the nominal value of the shares and,

 on the other hand, an amount equal to 110% of the

market price of these shares on Euronext Amsterdam or

 Nasdaq; the market price being the average of the

highest price on each of the five days of trading

prior to the date of acquisition, as shown in the

Official Price List of Euronext Amsterdam or as

reported on Nasdaq

PROPOSAL #16: Approve to cancel ordinary shares in            ISSUER             NO              N/A                  N/A

the share capital of the Company repurchased by the

Company, the number of ordinary shares that will be

cancelled shall be determined by the Board of

Management, but shall not exceed 10% of the issued

share capital of the Company as of 24 MAR 2010

PROPOSAL #17: Approve to cancel additional ordinary          ISSUER             NO              N/A                  N/A

shares in the share capital of the Company to be

proposal to be repurchased by the Company following

the cancellation of the ordinary shares under item

16, the number of ordinary shares that will be

cancelled shall be determined by the Board of

Management, but shall not exceed 10% of the issued

share capital of the Company as of 24 MAR 2010,

reduced with the number of ordinary shares cancelled

PROPOSAL #18: Transact other business                                    ISSUER             NO              N/A                  N/A

PROPOSAL #19: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASPEN PHARMACARE HOLDINGS PLC

  TICKER:                  N/A                 CUSIP:   S0754A105

  MEETING DATE:      12/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Company annual financial                ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2.1: Re-elect Archie Aaron as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Re-elect Chris Mortimer as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect David Nurek as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.4: Re-elect Sindi Zilwa as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers Inc          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #4.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #5.: Approve the remuneration of the Non-             ISSUER            YES             FOR                  FOR

Executive Directors

PROPOSAL #6.: Approve to distribute to shareholders          ISSUER            YES             FOR                  FOR

part of the Companies share premium

PROPOSAL #7.: Approve to place unissued shares under         ISSUER            YES         AGAINST           AGAINST

the control of the Directors

PROPOSAL #8.: Authorize the Executive Director to              ISSUER            YES         AGAINST           AGAINST

sign documents necessary for or incidental to the

resolutions proposed at the AGM

PROPOSAL #S.1: Grant authority to repurchase the                ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #S.2: Authorize the Company to repurchase            ISSUER            YES             FOR                  FOR

treasury shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSA ABLOY AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W0817X105

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Gustaf Douglas as the                 ISSUER             NO              N/A                  N/A

Chairman of the AGM

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of 1 or 2 persons to approve          ISSUER             NO              N/A                  N/A

the minutes

PROPOSAL #6.: Determination of compliance with the            ISSUER             NO              N/A                  N/A

rules of convocation

PROPOSAL #7.: Report by the President and Chief                 ISSUER             NO              N/A                  N/A

Executive Officer, Mr. Johan Molin

PROPOSAL #8.: Presentation of a) the annual report            ISSUER             NO              N/A                  N/A

and the Auditor's report and the consolidated

financial statements, b) the Group Auditor's report

regarding whether there has been compliance with the

remuneration guidelines adopted on the 2009 AGM, c)

the Board's proposal to share dividend and motivated

statement

PROPOSAL #9.A: Adopt the statement of income and the         ISSUER            YES             FOR                  FOR

balance sheet and the consolidated statement of

income and the consolidated balance sheet

PROPOSAL #9.B: Declare a dividend of SEK 3.60 per              ISSUER            YES             FOR                  FOR

share; approve 27 APR 2010 as record date for the

dividend; if the AGM resolves in accordance with the

proposal, the dividend is expected to distributed by

Euroclear Sweden AB on 30 APR 2010

PROPOSAL #9.C: Grant discharge from liability to the         ISSUER            YES             FOR                  FOR

Board of Directors and the Chief Executive Officer

PROPOSAL #10.: Approve to establish the number of              ISSUER            YES             FOR                  FOR

Board Members at nine

PROPOSAL #11.: Approve that the fees to the Board of         ISSUER            YES             FOR                  FOR

Directors shall amount to a total of SEK 4,050,000

[remuneration for Committee work not included] to be

distributed among the Members as follows: SEK 900,000

 to the Chairman, SEK 450,000 to each of the other

Board Members who are not employed by the Company; as

 consideration for the committee work, the Chairman

of the Audit Committee shall receive SEK 200,000, the

 Chairman of the Remuneration Committee receive SEK

100,000, Members of the Audit Committee each SEK

100,000 and the Members of the Remuneration Committee

 each SEK 50,000; fees to the Auditors according to

the contract

PROPOSAL #12.: Re-elect Messrs. Gustaf Douglas, Carl         ISSUER            YES             FOR                  FOR

Douglas, Jorma Halonen, Birgitta Klasen, Eva

Lindqvist, Johan Molin, Sven-Christer Nilsson, Lars

Renstrom and Ulrik Svensson as the Board Members; and

 Mr. Gustaf Douglas as the Chairman of the Board; re-

elect PricewaterhouseCoopers AB as the Auditors for a

 period of 4 years until the AGM of 2014

PROPOSAL #13.: Election of the Members of the                     ISSUER            YES             FOR                  FOR

Nomination Committee and approve the establishment of

 the assignment of the Nomination Committee: the

Nomination Committee shall have five members, who, up

 to and including the AGM 2011, shall be Mikael

Ekdahl [Melker Scho rling AB], Gustaf Douglas

[Investment AB Latour and Saki], Liselott Ledin

[Alecta], Marianne Nilsson [Swedbank Robur Funds] and

 Per-Erik Mohlin [SEB Fonder/SEB Trygg Liv]; Mikael

Ekdahl shall be appointed Chairman of the Nomination

Committee; if a shareholder represented by a member

of the Nomination Committee no longer is one of the

major shareholders of ASSA ABLOY AB, the Nomination

Committee shall be entitled to nominate another

representative among the major shareholders to

replace such a Member; the same shall apply if a

member of the Nomination Committee no longer is

employed by such a shareholder or for any other

reason should leave the Nomination Committee before

the AGM 2011; the Nomination Committee shall, before

the AGM 2011, prepare and submit proposals for,

election of Chairman of the AGM , election of

Chairman and other members of the Board of Directors,

 fees to the Board of Directors [including

distribution of fees among the Chairman and the other

PROPOSAL #14.: Approve the specified guidelines for          ISSUER            YES             FOR                  FOR

remuneration to the Senior Management

PROPOSAL #15.: Authorize the Board of Directors, on          ISSUER            YES             FOR                  FOR

one or more occasions, to repurchase Series B shares

in the Company for the period up until the next AGM;

the repurchase shall maximum comprise so many Series

B shares that the Company's holding does not at any

time exceed 10% of the total number of shares in the

Company; the repurchase of shares shall take place on

 NASDAQ OMX Stockholm; the repurchase of the shares

on NASDAQ OMX Stockholm may only occur at a price

within the share price interval registered at that

time, where share price interval means the difference

 between the highest buying price and the lowest

selling price; payment of the shares shall be made in

 cash; furthermore, authorize the Board of Directors,

 on one or more occasions, to transfer Series B

shares in the Company for the period up until the

next AGM, on NASDAQ OMX Stockholm or in connection

with acquisitions of companies or businesses; the

transfer of Series B shares on NASDAQ OMX Stockholm

may only occur at a price within the share price

interval registered at that time, where share price

interval means the difference between the highest

buying price and the lowest selling price; the

authorization includes the right to resolve on

deviation of the preferential rights of shareholders

and that payment may be made in other forms than cash

PROPOSAL #16.: Approve to implement a Long Term                 ISSUER            YES         AGAINST           AGAINST

Incentive Programme for Senior Executives and key

employees within the ASSA ABLOY Group [LTI 2010] as

specified

PROPOSAL #17.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSICURAZIONI GENERALI S P A

  TICKER:                  N/A                 CUSIP:   T05040109

  MEETING DATE:      7/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the draft merger by                            ISSUER             NO              N/A                  N/A

incorporation of Alleanza Assicurazioni S.P.A. and

Toro Assicurazioni S.P.A. into Assicurazioni Generali

 S.P.A., following the split-up of Toro Assicurazioni

 S.P.A.'s insurance business and one branch of

Alleanza Assicurazioni S.P.A.'s insurance business by

 way of contribution to Alleanza Toro S.P.A; ensuing

increase in share capital as a result of the merger

and the stock option plans adopted by Alleanza

Assicurazioni S.P.A. on 24 APR and 24 JUN 2003

respectively: ensuing changes to the Articles of

Association; related and consequent resolutions;

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSICURAZIONI GENERALI SPA, TRIESTE

  TICKER:                  N/A                 CUSIP:   T05040109

  MEETING DATE:      4/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet as of 31 DEC          ISSUER             NO              N/A                  N/A

2009 and profit allocation; resolutions related there

 to

PROPOSAL #2.1: Appointment of  Mr. Cesare Geronzi,            ISSUER             NO              N/A                  N/A

Mr. Vincent Bollore,  Mr. Alberto Nicola Nagel, Mr.

Giovanni Perissinotto, Mr. Sergio Balbinot, Mrs. Ana

Patricia Botin, Mr. Francesco Gaetano Caltagirone,

Mr. Diego Della Valle, Mr. Leonardo Del Vecchio, Mr.

Petr Kellner, Mr. Angelo Miglietta, Mr. Alessandro

Pedersoli, Mr. Lorenzo Pelliccioli, Mr. Reinfried

Pohl, Mr. Paolo Scaroni, Mr. Francesco Saverio Vinci,

 Mr. Giovanni Crostarosa Guicciardi, Mr. Mario

Ragusa, Mr. Ugo Rock as the Board of Directors for

year 2010, 2011 and 2012 upon statement of Directors

PROPOSAL #2.2: Appointment of Mr. Calari Cesare, Mr.         ISSUER             NO              N/A                  N/A

Carraro Carlo and Mrs. Sapienza Paola as the Board of

 Directors of the Company for years 2010, 2011 and

PROPOSAL #3.: Approve to state Director's emolument          ISSUER             NO              N/A                  N/A

for the financial years 2010, 2011 and 2012, as per

Article 2389 of the Civil Code and Article 19 of the

By-Law

PROPOSAL #4.: Grant authority to draw up an insurance        ISSUER             NO              N/A                  N/A

 policy to cover managerial risks; resolutions

related thereto

PROPOSAL #5.: Approve the Incentive Plan of Gruppo            ISSUER             NO              N/A                  N/A

generali management, as per Article 114, item 2 law

decree No. 58 of 24 FEB 1998 and related

authorization to buy and sell own shares to support

the above mentioned plan; resolutions related thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSOCIATED BRIT FOODS LTD

  TICKER:                  N/A                 CUSIP:   G05600138

  MEETING DATE:      12/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Receive the Directors remuneration                ISSUER            YES             FOR                  FOR

report 2009

PROPOSAL #3.: Declare a final dividend of 14.1 per            ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4.: Re-elect Willard Gordon Galen Weston as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #5.: Re-elect Lord Jay of Ewelme as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-election Javier Ferran as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Timothy Clarke as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-appoint KPMG Audit Plc and authorize        ISSUER            YES             FOR                  FOR

 the Board to determine their remuneration

PROPOSAL #9.: Grant authority to issue equity or                ISSUER            YES             FOR                  FOR

equity-linked securities with pre-emptive rights

under a general authority up to an aggregate nominal

amount of GBP 14,900,000 and an additional amount

pursuant to a rights issue of up to GBP 14, 900,000

PROPOSAL #S.10: Grant authority to issue equity or            ISSUER            YES             FOR                  FOR

equity-linked securties without pre-emptive rights up

 to an aggregate nominal amount of GBP 2,200,000

PROPOSAL #S.11: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

PROPOSAL #S.12: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASSURANT, INC.

  TICKER:                  AIZ                 CUSIP:   04621X108

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: HOWARD L. CARVER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JUAN N. CENTO                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALLEN R. FREEDMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELAINE D. ROSEN                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF PRICEWATERHOUSECOOPERS          ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .

PROPOSAL #03: AMENDMENT OF COMPANY'S AMENDED AND                ISSUER            YES             FOR                  FOR

RESTATED BYLAWS TO IMPLEMENT MAJORITY VOTING FOR

UNCONTESTED DIRECTOR ELECTIONS.

PROPOSAL #04: AMENDMENT OF COMPANY'S RESTATED                     ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION AND AMENDED AND RESTATED

 BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL #05: AMENDMENT OF ASSURANT, INC. LONG TERM          ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF

SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO

 AWARDS GRANTED UNDER THE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASTELLAS PHARMA INC.

  TICKER:                  N/A                 CUSIP:   J03393105

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Reduce Term of                 ISSUER            YES             FOR                  FOR

Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Provision of Remuneration to Directors         ISSUER            YES             FOR                  FOR

for Stock Option Scheme as Stock-Linked Compensation

Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASTRAZENECA PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G0593M107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditor for the YE

31 DEC 2009

PROPOSAL #2.: Approve to confirm the first interim            ISSUER            YES             FOR                  FOR

dividend of USD 0.59 [36 pence, SEK 4.41] per

ordinary share and to confirm as the final dividend

for 2009 the second interim dividend of USD 1.71

[105.4 pence, SEK 12.43] per ordinary share

PROPOSAL #3.: Re-appoint KPMG Audit Plc, London as            ISSUER            YES             FOR                  FOR

the Auditor of the Company

PROPOSAL #4.: Authorize the Directors to agree the            ISSUER            YES             FOR                  FOR

remuneration of the Auditor

PROPOSAL #5.A: Re-elect Louis Schweitzer as a                     ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

PROPOSAL #5.B: Re-elect David Brennan as a Director          ISSUER            YES             FOR                  FOR

in accordance with Article 65 of the Company's

Articles of Association, who retires at the AGM in

PROPOSAL #5.C: Re-elect Simon Lowth as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.D: Re-elect Jean Philippe Courtois as a          ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2011

PROPOSAL #5.E: Re-elect Jane Henney as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.F: Re-elect Michele Hooper as a Director         ISSUER            YES             FOR                  FOR

in accordance with Article 65 of the Company's

Articles of Association, who retires at the AGM in

PROPOSAL #5.G: Re-elect Rudy Markham as a Director in        ISSUER            YES             FOR                  FOR

 accordance with Article 65 of the Company's Articles

 of Association, who retires at the AGM in 2011

PROPOSAL #5.H: Re-elect Dame Nancy Rothwell as a                ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2010

PROPOSAL #5.I: Re-elect John Varley as a Director in         ISSUER            YES             FOR                  FOR

accordance with Article 65 of the Company's Articles

of Association, who retires at the AGM in 2011

PROPOSAL #5.J: Re-elect Marcus Wallenberg as a                   ISSUER            YES             FOR                  FOR

Director in accordance with Article 65 of the

Company's Articles of Association, who retires at the

 AGM in 2011

PROPOSAL #6.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #7.: Authorize the Company and to make                 ISSUER            YES             FOR                  FOR

donations to Political Parties and to political

organizations other than political parties; and incur

 political expenditure, during the period commencing

on the date of this resolution and ending on the date

 the of the Company's next AGM, provided that in each

 case any such donation and expenditure made by the

Company or by any such subsidiary shall not exceed

USD 250,000 per Company and together with those made

by any subsidiary and the Company shall not exceed in

 aggregate USD 250,000, as specified

PROPOSAL #8.: Authorize the Directors , pursuant to          ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006 to: (i) allot

shares in the Company, and to grant rights to

subscribe for or to convert any security into shares

in the Company: up to an aggregate nominal amount of

USD 121,034,506; and comprising equity securities [as

 specified in the Companies Act 2006] up to an

aggregate nominal amount of USD 242,069,013

[including within such limit any shares issued or

rights granted in this resolution] in connection with

 an offer by way of a rights issue: (i) to holders of

 ordinary shares in proportion [as nearly as may be

practicable] to their existing holdings; and (ii) to

people who are holders of other equity securities if

this is required by the rights of those securities

or, if the Directors consider it necessary, as

permitted by the rights of those securities; and so

that the Directors may impose any limits or

restrictions and make any arrangements which they

consider necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; [Authority expires the earlier of the

conclusion of the AGM of the Company in 29 JUN 2010];

 the Company, before the expiry, may make a contract

to purchase ordinary shares which will or may be

executed wholly or partly after such expiry; subject

to this resolution, all existing authorities given to

 the Directors pursuant to Section 80 of the

Companies Act 1985 or Section 551 of the Companies

Act 2006 by way of the ordinary resolution of the

Company passed on 30 APR 2009 be revoked by this

resolution; and this resolution shall be without

prejudice to the continuing authority of the

Directors to allot shares, or grant rights to

subscribe for or convert any security into shares,

pursuant to an offer or agreement made by the Company

 before the expiry of the authority pursuant to which

PROPOSAL #S.9: Approve, subject to the passing of              ISSUER            YES             FOR                  FOR

Resolution 8 as specified in the Notice of AGM of the

 Company convened for 29 APR 2010 and in place of the

 power given to them pursuant to the special

resolution of the Company passed on 30 APR 2009 and

authorize the Directors, pursuant to Section 570 and

section 573 of the Companies Act 2006 to allot equity

 securities [as specified in the Companies Act 2006]

for cash, pursuant to the authority conferred by

Resolution 8 in the Notice of AGM as if Section

561(1) of the Act did not apply to the allotment this

 power: expires [unless previously renewed, varied or

 revoked by the Company in general meeting] at the

end of the next AGM of the Company after the date on

which this resolution is passed [or, if earlier, at

the close of business on 29 JUN 2011], but the

Company may make an offer or agreement which would or

 might require equity securities to be allotted after

 expiry of this power and the Directors may allot

equity securities in pursuance of that offer or

agreement as if this power had not expired; and shall

 be limited to the allotment of equity securities in

connection with an offer of equity securities

[Authority expires the earlier of the conclusion of

the AGM of the Company in 29 JUN 2010]: (i) to the

ordinary shareholders in proportion [as nearly as may

 be practicable] to their existing holdings; and (ii)

 to people who hold other equity securities, if this

is required by the rights of those securities or, if

the Directors consider it necessary, as permitted by

the rights of those securities, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of, any territory or any other matter; and (c)

in the case of the authority granted under Resolution

 8 shall be limited to the allotment of equity

securities for cash otherwise than pursuant to this

resolution up to an aggregate nominal amount of USD

18,155,176; this power applies in relation to a sale

of shares which is an allotment of equity securities

by virtue of Section 560(3) of the Companies Act 2006

 as if in the first paragraph of this resolution the

words pursuant to the authority conferred by

Resolution 8 in the Notice of AGM were omitted

PROPOSAL #S.10: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases [within the meaning of section 693(4) of

the Companies Act 2006] of its ordinary shares of USD

 0.25 each in the capital of the Company provided

that the maximum number of ordinary shares which may

be purchased is 145,241,408; the minimum price

[exclusive of expenses] which may be paid for each

ordinary share is USD 0.25; and the maximum price

[exclusive of expenses] which may be paid for each

ordinary share is the higher of: (i) an amount equal

to 105% of the average of the middle market

quotations for an ordinary share of the Company as

derived from the London Stock Exchange Daily Official

 List for the 5 business days immediately preceding

the day on which the ordinary share is contracted to

be purchased; and (ii) an amount equal to the higher

of the price of the last independent trade of an

ordinary share and the highest current independent

bid for an ordinary share as derived from the London

Stock Exchange Trading System; [authority shall

expire at the conclusion of the AGM of the Company

held in 2011 or, if earlier, at the close of business

 on 29 JUN 2011] [except in relation to the purchase

of shares the contract for which was concluded before

 the expiry of such authority and which might be

executed wholly or partly after such expiry]

PROPOSAL #S.11: Approve the general meeting other              ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

PROPOSAL #S.12: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company Memorandum of Association which, by virtue of

 Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and the Articles of Association produced

 to the meeting and initialled by the Chairman of the

 meeting for the purpose of identification as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association

PROPOSAL #13.: Approve the Directors rules of the              ISSUER            YES             FOR                  FOR

AstraZeneca Investment Plan [Plan], the main features

 of which are as specified, and, authorize the

Directors, to do all such acts and things as they may

 consider necessary or expedient to carry the Plan

into effect and to establish one or more schedules to

 the Plan as they consider necessary in relation to

employees in jurisdictions outside the United

Kingdom, with any modifications necessary or

desirable to take account of local securities laws,

exchange control and tax legislation, provided that

any ordinary shares of the Company made available

under any schedule are treated as counting against

the relevant limits on individual and overall

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASTRO ALL ASIA NETWORKS PLC

  TICKER:                  N/A                 CUSIP:   G0594A110

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                 ISSUER            YES             FOR                  FOR

audited financial statements of the Company and of

the group for the FYE 31 JAN 2009 and the reports of

the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final tax-exempt dividend of         ISSUER            YES             FOR                  FOR

2.5 sen per ordinary share of 10 pence each for the

FYE 31 JAN 2009

PROPOSAL #3.: Re-appoint Mr. Bernard Anthony Cragg, a        ISSUER            YES             FOR                  FOR

 Director who retires by rotation in accordance with

Articles 83 and 84 of the Company's Articles of

Association

PROPOSAL #4.: Re-appoint Mr.Chin Kwai Yoong, a                   ISSUER            YES             FOR                  FOR

Director who retires by rotation in accordance with

Articles 83 and 84 of the Company's Articles of

Association

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company to hold office from

the conclusion of this meeting until the conclusion

of the next AGM and authorize the Directors to fix

their remuneration

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 pursuant to Article 4 of the Company's Articles of

Association and to the authority of the Directors of

the Company under the Bye-Laws governing the

Company's 2003 Employee Share Option Scheme and 2003

Management Share Incentive Scheme [ESOS/MSIS] and the

 terms of the contract of service between the Company

 and Augustus Ralph Marshall dated 12 JUN 2009

[Renewed Contract of Service]; at any time and from

time to time during the period commencing from the

commencement date of the Renewed Contract of Service

and expiring on the same date as expiration date of

the Renewed Contract of Service or, if such Renewed

Contract of Service shall have been extended for a

further one year [Extended Term], expiring on the

same date as the expiration date of the Extended

terms, to offer and grant to Augustus Ralph Marshall,

 Deputy Chairman and Group Chief Executive officer of

 the Company, Option or Options under the ESOS/MSIS

to subscribe upto 10% of the shares which may be

available under ESOS/MSIS of the Company [Approval]

and to allot and issue shares upon the exercise of

such option or options granted pursuant to the

approval provided that not more than 50% of the

shares available under the ESOS/MSIS shall be

allocated, in aggregate to all the eligible Directors

 and other eligible employees holding positions in

the senior management of the Company and its

Subsidiaries at the time when the offer is made,

subject always to such terms and conditions of the

Bye-Laws and the Renewed Contract of Service and/or

any adjustments which may be made in accordance with

the provisions of the Bye-Laws governing the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASTRO ALL ASIA NETWORKS PLC

  TICKER:                  N/A                 CUSIP:   G0594A110

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, through MEASAT          ISSUER            YES             FOR                  FOR

Broadcast Network Systems Sdn Bhd [MBNS], its wholly-

owned subsidiary, and/or subsidiaries or nominees of

the Company, to utilize transponder capacity on the

MEASAT-3a satellite in accordance with the terms and

conditions of the conditional agreement entered into

between MBNS and MEASAT Satellite Systems Sdn Bhd, a

wholly-owned subsidiary of MEASAT Global Berhad on 18

 MAY 2009, the salient terms of which are specified

in Section 2 of Part A of the Company's Circular to

Shareholders dated 26 JUN 2009; and authorize the

Directors of the Company to complete and do all such

acts and things [including executing all such

documents as may be required] as they may consider

expedient or necessary to give effect to this

Resolution

PROPOSAL #2.: Approve, pursuant to Paragraph 10.09 of        ISSUER            YES             FOR                  FOR

 the Listing Requirements of Bursa Malaysia

Securities Berhad for the Company and/or its

subsidiaries to enter into recurrent related party

transactions of a revenue or trading nature with

Usaha Tegas Sdn Bhd and/or its affiliates including

but not limited to UTSB Management Sdn Bhd, UT

Hospitality Services Sdn Bhd, UT Projects Sdn Bhd and

 SRG Asia Pacific Sdn Bhd as specified , provided

that such transactions are necessary for day-to-day

operations of the Company and/or its subsidiaries and

 are carried out in the ordinary course of business

on normal commercial terms and on terms which are not

 more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the minority shareholders of the

Company; and [Authority expires at the conclusion of

the next AGM of the Company at which this resolution

shall be passed] or the expiration of the period

within which such AGM is required to be held pursuant

 to Section 336[1] of the United Kingdom Companies

Act, 2006] ; and authorize the Directors of the

Company to complete and do all such acts and things

[including executing all such documents as may be

required] as they may consider expedient or necessary

PROPOSAL #3.: Approve, pursuant to Paragraph 10.09 of        ISSUER            YES             FOR                  FOR

 the Listing Requirements of Bursa Malaysia

Securities Berhad, and/or its subsidiaries to enter

into recurrent related party transactions of a

revenue or trading nature with Maxis Communications

Berhad and/or its affiliates including but not

limited to Maxis Broadband Sdn Bhd, Maxis Mobile

Services Sdn Bhd and Maxis Mobile Sdn Bhd, provided

that such transactions are necessary for day-today

operations of the Company and/or its subsidiaries and

 are carried out in the ordinary course of business

on normal commercial terms and on terms which are not

 more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the minority shareholders of the

Company; and [Authority expires at the conclusion of

the next AGM of the Company at which this resolution

shall be passed] or the expiration of the period

within which such AGM is required to be held pursuant

 to Section 336[1] of the United Kingdom Companies

Act, 2006]; and authorize the Directors of the

Company to complete and do all such acts and things

[including executing all such documents as may be

required] as they may consider expedient or necessary

PROPOSAL #4.: Approve, pursuant to Paragraph 10.09 of        ISSUER            YES             FOR                  FOR

 the Listing Requirements of Bursa Malaysia

Securities Berhad, and/or its subsidiaries to enter

into recurrent related party transactions of a

revenue or trading nature with Tanjong Public Limited

 Company and/or its affiliates including but not

limited to Pan Malaysian Pools Sdn Bhd and TGV

Cinemas Sdn Bhd as specified, provided that such

transactions are necessary for day-to-day operations

of the Company and/or its subsidiaries and are

carried out in the ordinary course of business on

normal commercial terms and on terms which are not

more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the minority shareholders of the

Company; and [Authority expires at the conclusion of

the next AGM of the Company  at which the resolution

shall be passed] or the expiration of the period

within which such AGM is required to be held pursuant

 to Section 336[1] of the United Kingdom Companies

Act, 2006; and authorize the Directors of the Company

 to complete and do all such acts and things

[including executing all such documents as may be

required] as they may consider expedient or necessary

 to give effect to this Resolution

PROPOSAL #5.: Authorize the Company, pursuant to                ISSUER            YES             FOR                  FOR

Paragraph 10.09 of the Listing Requirements of Bursa

Malaysia Securities Berhad, and/or its subsidiaries

to enter into recurrent related party transactions of

 a revenue or trading nature with MEASAT Satellite

Systems Sdn Bhd as specified, provided that such

transactions are necessary for day-to-day operations

of the Company and/or its subsidiaries and are

carried out in the ordinary course of business on

normal commercial terms and on terms which are not

more favorable to the party with which such recurrent

 transactions are to be entered into than those

generally available to the public and which are not

detrimental to the minority shareholders of the

Company; and [Authority expires at the conclusion of

the next AGM of the Company following the general

meeting at which this resolution shall be passed] or

the expiration of the period within which such AGM is

 required to be held pursuant to Section 336[1] of

the United Kingdom Companies Act, 2006]; and

authorize the Directors of the Company to complete

and do all such acts and things [including executing

all such documents as may be required] as they may

consider expedient or necessary to give effect to

this Resolution

PROPOSAL #6.: Authorize the Company, pursuant to                ISSUER            YES             FOR                  FOR

Paragraph 10.09 of the Listing Requirements of Bursa

Malaysia Securities Berhad, and/or its subsidiaries

to enter into recurrent related party transactions of

 a revenue or trading nature with Goal TV Asia

Limited as specified, provided that such transactions

 are necessary for day-today operations of the

Company and/or its subsidiaries and are carried out

in the ordinary course of business on normal

commercial terms and on terms which are not more

favorable to the party with which such recurrent

transactions are to be entered into than those

generally available to the public and which are not

detrimental to the minority shareholders of the

Company; ad [Authority expires at the conclusion of

the next AGM of the Company following the general

meeting at which this resolution shall be passed] or

the expiration of the period within which such AGM is

 required to be held pursuant to Section 336[1] of

the United Kingdom Companies Act, 2006] and authorize

 the Directors of the Company to complete and do all

such acts and things [including executing all such

documents as may be required] as they may consider

expedient or necessary to give effect to this

PROPOSAL #7.: Approve, pursuant to Paragraph 10.09 of        ISSUER            YES             FOR                  FOR

 the Listing Requirements of Bursa Malaysia

Securities Berhad to enter into a recurrent related

party transaction of a revenue or trading nature with

 Plus Interactive Asia Limited as specified, provided

 that such transaction is necessary for day to day

operations of the Company and/or its subsidiaries and

 is carried out in the ordinary course of business on

 normal commercial terms and on terms which are not

more favorable to the party with which such recurrent

 transaction is to be entered into than those

generally available to the public and which is not

detrimental to the minority shareholders of the

Company; [Authority expires at the conclusion of the

next AGM of the Company following the general meeting

 at which this resolution shall be passed], or the

expiration of the period within which such AGM is

required to be held pursuant to Section 336[1] of the

 United Kingdom Companies Act, 2006]; and authorize

the Directors of the Company to complete and do all

such acts and things [including executing all such

documents as may be required] as they may consider

expedient or necessary to give effect to this

PROPOSAL #8.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad to enter into recurrent related party

transactions of a revenue or trading nature with Yes

Television [Hong Kong] Limited and/or its affiliates

including but not limited to ASN Asia Limited as

specified, provided that such transactions are

necessary for day-to-day operations of the Company

and/or its subsidiaries and are carried out in the

ordinary course of business on normal commercial

terms and on terms which are not more favorable to

the party with which such recurrent transactions are

to be entered into than those generally available to

the public and which are not detrimental to the

minority shareholders of the Company; [Authority

expires at the conclusion of the next AGM of the

Company following the general meeting at which this

resolution shall be passed] or the expiration of the

period within which such annual general meeting is

required to be held pursuant to Section 336[1] of the

 United Kingdom Companies Act, 2006]; and authorize

the Directors of the Company to complete and do all

such acts and things [including executing all such

documents as may be required] as they may consider

expedient or necessary to give effect to this

PROPOSAL #9.: Approve, pursuant to Paragraph 10.09 of        ISSUER            YES             FOR                  FOR

 the Listing Requirements of Bursa Malaysia

Securities Berhad for the Company and/or its

subsidiaries to enter into a recurrent related party

transaction of a revenue or trading nature with New

Delhi Television Limited and/or its affiliates as

specified, provided that such transaction is

necessary for day-to-day operations of the Company

and/or its subsidiaries and is carried out in the

ordinary course of business on normal commercial

terms and on terms which are not more favorable to

the party with which such recurrent transaction is to

 be entered into than those generally available to

the public and which are not detrimental to the

minority shareholders of the Company; [Authority

expires at the conclusion of the next AGM of the

Company following the general meeting at which this

resolution shall be passed] or the expiration of the

period within which such AGM is required to be held

pursuant to Section 336[1] of the United Kingdom

Companies Act, 2006] and authorize the Directors of

the Company to complete and do all such acts and

things [including executing all such documents as may

 be required] as they may consider expedient or

PROPOSAL #10.: Approve, pursuant to Paragraph 10.09          ISSUER            YES             FOR                  FOR

of the Listing Requirements of Bursa Malaysia

Securities Berhad to enter into a recurrent related

party transaction of a revenue or trading nature with

 Sound Space International Limited as specified,

provided that such transaction is necessary for day-

to-day operations of the Company and/or its

subsidiaries and is carried out in the ordinary

course of business on normal commercial terms and on

terms which are not more favorable to the party with

which such recurrent transaction is to be entered

into than those generally available to the public and

 which are not detrimental to the minority

shareholders of the Company; [Authority expires at

the conclusion of the next AGM of the Company

following the general meeting at which this

resolution shall be passed] or the expiration of the

period within which such AGM is required to be held

pursuant to Section 336[1] of the United Kingdom

Companies Act, 2006] and authorize the Directors of

the Company to complete and do all such acts and

things [including executing all such documents as may

 be required] as they may consider expedient or

PROPOSAL #11.: Authorize for the Company and/or its          ISSUER            YES             FOR                  FOR

subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad to enter into a recurrent related party

transaction of a revenue or trading nature with

Communication and Satellite Services Sdn Bhd as

specified, provided that such transaction is

necessary for day-to-day operations of the Company

and/ or its subsidiaries and is carried out in the

ordinary course of business on normal commercial

terms and on terms which are not more favorable to

the party with which such recurrent transaction is to

 be entered into than those generally available to

the public and which are not detrimental to the

minority shareholders of the Company; [Authority

expires at the conclusion of the next AGM of the

Company following the general meeting at which this

resolution shall be passed, at which time it will

lapse, unless by a resolution passed] or the

expiration of the period within which such AGM is

required to be held pursuant to Section 336[1] of the

 United Kingdom Companies Act, 2006]; and authorize

the Directors of the Company to complete and do all

such acts and things [including executing all such

documents as may be required] as they may consider

expedient or necessary to give effect to this

PROPOSAL #12.: Approve, pursuant to Paragraph 10.09          ISSUER            YES             FOR                  FOR

of the Listing Requirements of Bursa Malaysia

Securities Berhad for the Company and/or its

subsidiaries to enter into a recurrent related party

 transaction of a revenue or trading nature with

Technology Aviation and Media Pty Ltd as specified,

provided that such transaction is necessary for day-

to-day operations of the Company and/or its

subsidiaries and is carried out in the ordinary

course of business on normal commercial terms and on

terms which are not more favorable to the party with

which such recurrent transaction is to be entered

into than those generally available to the public and

 which are not detrimental to the minority

shareholders of the Company; [Authority expires at

the conclusion of the next AGM of the Company

following the general meeting at which this

resolution shall be passed, at which time it will

lapse, unless by a resolution passed] or the

expiration of the period within which such annual

general  meeting is required to be held pursuant to

Section 336[1] of the United Kingdom Companies Act,

2006; the Directors of the Company be authorized to

complete and  do all such acts and things [including

executing all such documents as may be required] as

they may consider expedient or necessary to give

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASUSTEK COMPUTER INC

  TICKER:                  N/A                 CUSIP:   Y04327105

  MEETING DATE:      2/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: The Company proposes to Spin-Off the            ISSUER            YES             FOR                  FOR

ODM business held through long-term equity investment.

PROPOSAL #2.: Capital reduction by the Company due to        ISSUER            YES             FOR                  FOR

 the Spin-Off.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASUSTEK COMPUTER INC

  TICKER:                  N/A                 CUSIP:   Y04327105

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To acknowledge the operation and                   ISSUER            YES             FOR                  FOR

financial reports of 2009 (proposed by the board of

directors)

PROPOSAL #2.: To acknowledge the appropriation of              ISSUER            YES             FOR                  FOR

2009 earnings (proposed by the board of directors)

PROPOSAL #3.: To discuss the amendment to the                     ISSUER            YES             FOR                  FOR

Articles of Incorporation (proposed by the board of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ASX LTD

  TICKER:                  N/A                 CUSIP:   Q0604U105

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the financial report,                   ISSUER             NO              N/A                  N/A

Directors' report and Auditor's report for ASX and

its controlled entities for the YE 30 JUN 2009

PROPOSAL #2.: To receive the financial report and the        ISSUER             NO              N/A                  N/A

 Auditor's report for the National Guarantee Fund for

 the YE 30 JUN 2009

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #4.A: Re-elect Roderic Holliday-Smith as a          ISSUER            YES             FOR                  FOR

Director of ASX, who retires by rotation

PROPOSAL #4.B: Re-elect Jillian Segal as a Director          ISSUER            YES             FOR                  FOR

of ASX, who retires by rotation

PROPOSAL #4.C: Re-elect Peter Warne as a Director of         ISSUER            YES             FOR                  FOR

ASX, who retires by rotation

PROPOSAL #4.D: Elect Peter Marriott as a Director of         ISSUER            YES             FOR                  FOR

ASX in accordance with the Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AT&T INC.

  TICKER:                  T                     CUSIP:   00206R102

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RANDALL L.                   ISSUER            YES             FOR                  FOR

STEPHENSON

PROPOSAL #1B: ELECTION OF DIRECTOR: GILBERT F. AMELIO        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: REUBEN V. ANDERSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES H. BLANCHARD      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAIME CHICO PARDO        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES P. KELLY             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JON C. MADONNA             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: LYNN M. MARTIN             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JOHN B. MCCOY               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JOYCE M. ROCHE             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: LAURA D'ANDREA            ISSUER            YES             FOR                  FOR

TYSON

PROPOSAL #1L: ELECTION OF DIRECTOR: PATRICIA P. UPTON        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS.

PROPOSAL #03: CUMULATIVE VOTING.                                        SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: PENSION CREDIT POLICY.                                 SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #05: ADVISORY VOTE ON COMPENSATION.                   SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #06: SPECIAL STOCKHOLDER MEETINGS.                     SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATLANTIA SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T05404107

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve: the financial statements as          ISSUER             NO              N/A                  N/A

at 31 DEC 2009; the reports of the Board of

Directors, the Board of Statutory Auditors and the

auditing firm; the appropriation of net income; and

the presentation of the consolidated balance sheet as

 at 31 DEC 2009; inherent and consequent resolutions

PROPOSAL #O.2: Approve, in compliance with and in              ISSUER             NO              N/A                  N/A

consequence of Article 2357 and following ones of the

 Italian Civil Code, Article 132 of Law Decree 24 FEB

 1998 No. 58 and Articles 144 bis of the CONSOB

Regulation adopted with deliberation No. 11971 and

following amendments, the authorization to purchase,

and the disposal of the Company's own shares, upon

partial or total revocation for the non-used part of

the authorization granted by the meeting of 23 APR

2009; related and consequential resolutions

PROPOSAL #O.3.1: Approve the slate submitted by                 ISSUER             NO              N/A                  N/A

Sintonia SA and Schemaventotto SpA regarding election

 of Messrs. Clo' Alberto, Benetton Gilberto, Bertani

Alessandro, Cao Stefano, Castellucci Giovanni, Cera

Roberto, Cerchiai Fabio, Malinconico Carlo, Mari

Giuliano, Mion Gianni, Piaggio Giuseppe, Zannoni

Paolo, Bellamoli Valerio, Lapucci Massimo and

Troncone Marco as the Directors, and fixing their

number and remuneration

PROPOSAL #O.3.2: Approve the slate submitted by                 ISSUER             NO              N/A                  N/A

Fondazione Cassa di Risparmio di Torino regarding

election of of Messrs. Bombassei Alberto, Fassone

Antonio and Turicchi Antonino as the Directors, and

fixing their number and remuneration

PROPOSAL #E.1: Approve the corporate capital                       ISSUER             NO              N/A                  N/A

increase, free of payment in accordance with Article

2442 of the Italian civil code, for EUR 28,585,578.00

 through issuance of 28,585,578 ordinary shares

having the same features of the currently outstanding

 ordinary shares to be executed through allocation of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATLAS COPCO AB

  TICKER:                  N/A                 CUSIP:   W10020118

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Sune Carlsson as the Chairman of the Meeting

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

approve the minutes

PROPOSAL #5: Approve to determine whether the Meeting        ISSUER            YES             FOR                  FOR

 has been properly convened or not

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

annual report and the consolidated Auditor's report

PROPOSAL #7: Approve the President's speech and the          ISSUER            YES             FOR                  FOR

questions from Shareholders to the Board of Directors

 and the Management

PROPOSAL #8: Receive the report on the functions of          ISSUER            YES             FOR                  FOR

and work performed by the Board of Directors and its

Audit Committee

PROPOSAL #9.A: Approve the profit and loss account            ISSUER            YES             FOR                  FOR

and the balance sheet and the consolidated profit and

 loss account and the consolidated balance sheet as

well as the presentation by the Auditor balance sheet

PROPOSAL #9.B: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Board Members and the President

PROPOSAL #9.C: Approve to pay a dividend of SEK 3.00         ISSUER            YES             FOR                  FOR

per share for the year 2009

PROPOSAL #9.D: Approve that 03 MAY 2010 shall be                ISSUER            YES             FOR                  FOR

record day for the dividend; if the meeting decides

as proposed, the dividend is expected to be

distributed by Euroclear Sweden AB on 06 MAY 2010 as

proposed by the Board

PROPOSAL #10: Receive the report on the Nomination            ISSUER            YES             FOR                  FOR

Committee and approve to determine the number of

Board Members at ten

PROPOSAL #11: Re-elect Sune Carlsson, Jacob                        ISSUER            YES             FOR                  FOR

Wallenberg, Staffan Bohman, Christel Bories, Johan

Forssell, Ronnie Leten, Ulla Litzen, Anders Ullberg

and Margareth Ovrum and election of Gunilla Nordstrom

 as the Members of the Board, and elect Sune Carlsson

 as the Chairman and Jacob Wallenberg as the Vice

Chairman of the Board of Directors

PROPOSAL #12: Approve a fee of SEK 1,500,000 to the          ISSUER            YES             FOR                  FOR

Chairman, SEK 550,000 to the Vice Chairman and SEK

450,000 to each of the other seven Board Members not

employed by the Company; a fee to the Members of the

Audit Committee of SEK 200,000 to the Chairman and

SEK 125,000to the other Members of this Committee; a

fee of SEK 60,000 to each of the Members of the

Remuneration Committee and a fee of SEK 60,000 to

each Board Member who, in addition to the above,

participates in a Committee in accordance with a

decision of the Board of Directors; approve that each

 nominated Board Member shall have the possibility to

 choose between receiving 50% of the fee in the form

of synthetic shares and the rest in cash and to

receive the whole fee in cash; CONTD.

PROPOSAL #13: Election of the Registered Audit                   ISSUER            YES             FOR                  FOR

Company, Deloitte AB, as the Auditor until

PROPOSAL #14.A: Approve the guiding principles for            ISSUER            YES             FOR                  FOR

salary and other remuneration to the Senior Executives

PROPOSAL #14.B: Approve a performance stock option            ISSUER            YES             FOR                  FOR

plan for 2010

PROPOSAL #14.C: Authorize the Board, until the next          ISSUER            YES             FOR                  FOR

AGM, to decide, on one or more occasions, on the

acquisition of shares in the Company as follows:

acquisition of not more than 5,730,000 Series A

shares; the shares may only be acquired on NASDAQ OMX

 Stockholm; the shares may only be acquired at a

price per share within the registered trading

interval at any given point in time; the acquisition

is made with the intention to limit the economic risk

 caused by an increase of the share value during the

period the performance stock options remain

outstanding, to be able to fulfill future delivery

obligations under personnel option and matching share

 agreements, to cover alternative solutions and cash

settlements as well as to cover social charges; and

approve to transfer shares in the Company in relation

 to the Company's Personnel Option Program 2010,

including the share saving/matching share part

PROPOSAL #15: Authorize the Board, until the next              ISSUER            YES             FOR                  FOR

AGM, to sell, at one or more occasions, a maximum of

1,600,000 Series A shares and maximum of 2,400,000

Series B shares, in connection with the exercise of

rights under the 2006 and 2007 Performance Stock

Option Plans and maximum 925,000 Series A shares in

connection with the exercise of rights under the 2008

 performance stock option plan in order to cover

costs, primarily alternative plans and social costs

as well as cash settlements (plan 2008); and that the

 sale shall take place on NASDAQ OMX Stockholm at a

price within the registered price interval at any

PROPOSAL #16: Authorize the Board, until the next AGM        ISSUER            YES             FOR                  FOR

 and, considering the proposals above under Items 12

and 14 regarding mandate for the Board to acquire

shares as well as to the number of shares held by the

 Company, to decide on the acquisition of shares, at

one or more occasions, in accordance with the

following: acquisition of shares is allowed up to a

maximum of 5% of all issued shares, excluding those

shares that are held by the Company at the time of

the AGM 2010, but including the shares the Company

will acquire based on mandates granted at that AGM;

the shares may only be acquired on NASDAQ OMX

Stockholm; and that the shares may only be acquired

at a price per share within the registered trading

interval at any given point in time

PROPOSAL #17: Approve the proposal regarding the                ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #18: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATLAS COPCO AB

  TICKER:                  N/A                 CUSIP:   W10020134

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Sune Carlsson as the Chairman of the Meeting

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

approve the Minutes

PROPOSAL #5: Approve to determine whether the meeting        ISSUER            YES             FOR                  FOR

 has been properly convened or not

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

annual report and the Consolidated Auditor's report

PROPOSAL #7: Approve the President's speech and                 ISSUER            YES             FOR                  FOR

questions from shareholders to the Board of Directors

 and the Management

PROPOSAL #8: Receive the report on the functions of          ISSUER            YES             FOR                  FOR

and work performed by the Board of Directors and its

Audit Committee

PROPOSAL #9.a: Approve the profit and loss account            ISSUER            YES             FOR                  FOR

and the balance sheet and the consolidated profit and

 loss account and the consolidated balance sheet as

well as the presentation by the Auditor

PROPOSAL #9.b: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Board Members and the President

PROPOSAL #9.c: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

Company's profit according to the approved balance

PROPOSAL #9.d: Approve the dividend for 2009 is                 ISSUER            YES             FOR                  FOR

decided to be SEK 3.00 per share and that 03 May 2010

 is the record day for the dividend; if the meeting

decides as proposed, the dividend is expected to be

distributed by Euroclear Sweden AB on 06 MAY 2010

PROPOSAL #10: Approve to determine 10 number of Board        ISSUER            YES             FOR                  FOR

 Members and the Deputy Members to be elected at the

meeting

PROPOSAL #11: Re-elect Sune Carlsson, Jacob                        ISSUER            YES             FOR                  FOR

Wallenberg, Staffan Bohman, Christel Bories, Johan

Forssell, Ronnie Leten, Ulla Litzen, Anders Ullberg

and Margareth Ovrum as the Board Members; election of

 Gunilla Nordstrom, as a new Member of the Board;

Currently Gunilla Nordstrom is an Executive Vice

President AB Electrolux and Head of Electrolux Major

Appliances Asia Pacific; election of Sune Carlsson as

 a Chairman and Jacob Wallenberg as a Vice Chairman

of the Board of Directors

PROPOSAL #12: Approve a fee of SEK 1,500,000 to the          ISSUER            YES             FOR                  FOR

Chairman, SEK 550,000 to the Vice Chairman and SEK

450,000 to each of the other 7 Board Member not

employed by the Company; a fee to the Members of the

Audit Committee of SEK 200,000 [170,000] to the

Chairman and SEK 125,000 [110,000] to the other

Members of this Committee; a fee of SEK 60,000 to

each of the Members of the Remuneration Committee and

 a fee of SEK 60,000 to each Board Member who, in

addition to the above, participates in a Committee in

 accordance with a decision of the Board of

Directors; that each nominated Board Member shall

have the possibility to choose between receiving 50%

of the fee in the form of synthetic shares and the

rest in cash and to receive the whole fee in cash;

that the total Board fee amounts to a sum of SEK

5,200,000 of which max SEK 2,600,000 can be in the

form of synthetic shares as specified

PROPOSAL #13: Approve the Registered Audit Company            ISSUER            YES             FOR                  FOR

Deloitte AB is elected as the Auditor until the end

of the AGM 2014 and that the principle for the

remuneration to the Auditor for the same period is

approved account; Deloitte AB has informed that,

subject to the approval of the proposal from the

nomination Committee regarding Auditor, the

authorized Auditor Jan Berntsson will be main

responsible for the audit

PROPOSAL #14.a: Approve the guiding principles for            ISSUER            YES             FOR                  FOR

the remuneration of Senior Executives; the Board for

2010, which is in compliance with the principles of

previous years and are based on agreements already

entered into between Atlas Copco and respective

employee, is as follows; the remuneration to the

Senior Executives shall consist of a base salary,

variable compensation, long term incentive programs,

pension premium and additional benefits; for

expatriates certain other benefits apply in

compliance with the Company's Conditions for

Expatriate Employees; the base salary reflects the

position, qualification and individual performance;

the size of the variable compensation depends on the

extent to which predetermined quantitative and

qualitative goals are met; the variable compensation

is limited to maximum 70% of the base salary for the

President, to 50% for the Business Area Executives

and to 40% for the other Senior Executives; pension

premiums are paid in accordance with a premium based

plan within a range of 25-35% of the base salary,

depending on age; additional benefits consist of

Company car and private health insurance; a mutual

notice term of six months applies; the maximum

compensation in case of termination of employment is

24 months base salary; the Board reserves the right

to deviate from these guiding principles if special

reasons for such a deviation exist in an individual

PROPOSAL #14.b: Approve the opinion of the Board and         ISSUER            YES             FOR                  FOR

the best interest of the shareholders, that key

personnel in Atlas Copco have a long term interest in

 a good value development of the shares of the

Company and align their performance in a manner that

enhances such a development; in particular this

applies to the group of key personnel that consists

of the senior executives and the division presidents;

 it is also the assessment of the Board that a share

related option program increases the attractiveness

of Atlas Copco on the global market and enhances the

possibility to recruit and keep key personnel in the

PROPOSAL #14.c: Approve that the Board is granted the        ISSUER            YES             FOR                  FOR

 mandate until the next AGM to decide, on one or more

 occasions, on the acquisition of shares in the

Company as follows: Acquisition of not more than

5,730,000 series A shares; the shares may only be

acquired on NASDAQ OMX Stockholm; the shares may only

 be acquired at a price per share within the

registered trading interval at any given point in

time; the Board further proposes that the Meeting

resolves to transfer shares in the Company in

relation to the Company's personnel option program

2010, including the share saving/matching share part

PROPOSAL #15: Approve that the Board is granted the          ISSUER            YES             FOR                  FOR

mandate until the next AGM to sell, at one or more

occasions, maximum 1,600,000 series A shares and

maximum 2,400,000 series B shares, in connection with

 the exercise of rights under the 2006 and 2007

performance Stock Option Plans and maximum 925,00

series A shares in connection with the exercise of

rights under the 2008 performance stock option plan

in order to cover costs, primarily alternative plans

and social costs as well as cash settlements; the

sale shall take place on NASDAQ OMX Stockholm at a

price within the registered price interval at any

PROPOSAL #16: Approve that the Board is given the              ISSUER            YES             FOR                  FOR

mandate until the next AGM and, considering the

proposals above under Items 12 and 14 regarding

mandate for the Board to acquire shares as well as to

 the number of shares held by the Company, to decide

on the acquisition of shares, at one or more

occasions, in accordance with the following:

Acquisition, of shares is allowed up to maximum 5% of

 all issued shares, excluding those shares that are

held by the Company at the time of the AGM 2010, but

including the shares the Company will acquire based

on mandates granted at that AGM 2; the shares may

only be acquired on NASDAQ OMX Stockholm 3; the

shares may only be acquired at a price per share

within the registered trading interval at any given

PROPOSAL #17: Approve that the Company shall have a          ISSUER            YES             FOR                  FOR

Nomination Committee consisting of the Chairman of

the Board and a representative from each of the 4

largest shareholders in terms of voting rights;

during the fourth quarter of 2010 the Chairman of the

 Board shall contact the four largest by Euroclear

Sweden AB directly registered or ownership grouped

shareholders for the appointing of an owner

representative; the names of the four owner

representatives and the names of the shareholders

they represent shall be made public latest six months

 prior to the AGM 2011 and be based upon the known

number of votes immediately prior to the publishing;

the term of office of the nomination committee lasts

until a new nomination committee has been appointed;

the Chairman of the nomination committee shall,

unless the members otherwise agree, be the member who

 represents the shareholder with the largest number

of votes; that representatives who have been

appointed by such shareholders who, during the term

of the nomination committee, no longer belong to the

group of four largest shareholders in terms of voting

 rights, shall cease to be members of the committee

and the one, or those, shareholders who has been

added among the four shareholders with the largest

voting rights shall appoint its/their

representatives; that the nomination committee shall

prepare proposals to the AGM 2011 regarding the

following matters for decision: proposal regarding

Chairman for the AGM, number of Board members,

composition of the Board of Directors, Chairman and

Vice Chairman of the Board of Directors, remuneration

 to the Chairman, Vice Chairman and other Board

members not employed by the Company, compensation for

 committee work and the criteria for the selection of

 the nomination committee and decision points for the

 AGM 2012; that, in connection with its mission in

general, the nomination committee shall fulfill those

 tasks that, according to the Swedish Code of

Corporate Governance, are allocated to a nomination

committee and that the Company, upon request from the

 nomination committee, shall provide resources like,

for example, the secretary function in the nomination

 committee in order to facilitate the work of the

committee; upon request, the Company shall also carry

 such reasonable costs for external consultants who

are deemed by the nomination committee to be required

 in order for the nomination committee to carry out

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ATOS ORIGIN, PARIS-LA DEFENSE

  TICKER:                  N/A                 CUSIP:   F06116101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the recommendations of the              ISSUER            YES             FOR                  FOR

Board of Directors and to appropriate the income of

EUR 128,712,027.00 as follows: EUR 301.00 to the

legal reserve, the distributable income of EUR

260,408,901.00 including the prior retained earnings

of EUR 131,697,175.00 to be allotted to the retained

earnings; as required by law, it is reminded that,

for the last 3 financial years, the dividends paid,

were as follows: nil for FY 2006, EUR 0.40 for FY

2007, nil for FY 2008

PROPOSAL #O.4: Approve the special report of the                ISSUER            YES             FOR                  FOR

Supervisory Board on Article L.225-38 of the Code de

Commerce

PROPOSAL #O.5: Ratify the co-opting of Mr. Lionel              ISSUER            YES             FOR                  FOR

Zinsou-Derling as a member of the Board of Directors

vice Mr. Dominique Megret

PROPOSAL #O.6: Appointment of Mrs Aminata Niane as a         ISSUER            YES             FOR                  FOR

member of the Board of Directors

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

buy, keep or transfer shares in the Company

PROPOSAL #O.8: Approve the setting of the total                 ISSUER            YES             FOR                  FOR

annual amount of the Directors' attendance fees

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the authorized capital by canceling shares

PROPOSAL #E.10: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing with the preferential right of

 subscription for shareholders maintained shares or

other equity in the Company, or transferable

securities giving access to the capital of the

Company or of one of its subsidiaries, and/or

transferable securities giving an entitlement to the

allocation of debt securities

PROPOSAL #E.11: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing without a preferential right

of subscription for shareholders ordinary shares in

the Company and transferable securities giving access

 to the ordinary shares of the Company or of one of

its subsidiaries, and/or transferable securities

giving an entitlement to the allocation of debt

PROPOSAL #E.12: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of increasing the authorized capital by

increasing the amount of equity to be issued, with or

 without a preferential right of subscription for

shareholders

PROPOSAL #E.13: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing ordinary shares, transferable

securities giving access to ordinary shares and/or

transferable securities giving an entitlement to the

allocation of debt securities, in the event of a

Public Exchange Offer initiated by the Company

concerning the equity of another Company

PROPOSAL #E.14: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing ordinary shares and

transferable securities giving access to ordinary

shares, in order to pay for contributions in kind

granted to the Company consisting of equity or

transferable securities giving access to the capital

PROPOSAL #E.15: Approve the capital on authorizations        ISSUER            YES             FOR                  FOR

PROPOSAL #E.16: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of increasing the Company's authorized

capital, with the preferential right of subscription

for shareholders cancelled, in favor of employees of

the Company and its affiliated Companies

PROPOSAL #O.17: Grant powers for the necessary legal         ISSUER            YES             FOR                  FOR

formalities

PROPOSAL #O.18: Ratify the appointment of Mrs.                   ISSUER            YES             FOR                  FOR

Colette Neuville as censor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AU OPTRONICS CORP.

  TICKER:                  AUO                 CUSIP:   002255107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #B1: TO ACCEPT THE 2009 BUSINESS REPORT AND         ISSUER            YES             FOR                  FOR

FINANCIAL STATEMENTS

PROPOSAL #B2: TO ACCEPT THE APPROPRIATION OF RETAINED        ISSUER            YES             FOR                  FOR

 EARNINGS FOR 2009 LOSSES

ELECTION OF DIRECTOR: KUEN-YAO (KY) LEE*                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HSUAN BIN (HB) CHEN*                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAI-JUH CHEN*                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHUANG-LANG PENG*                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KO-YUNG (ERIC) YU**                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HUI HSIUNG**                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. JEN-CHUAN CHWANG@                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHANG-HAI TSAI$                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V. HUEY-JUAN HSIEH***                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MEI-YUE HO***                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BING-HE YANG***                                    ISSUER            YES             FOR                  FOR

PROPOSAL #D1: TO APPROVE THE PROPOSAL FOR THE                     ISSUER            YES             FOR                  FOR

REVISIONS TO THE HANDLING PROCEDURES FOR PROVIDING

ENDORSEMENTS AND GUARANTEES FOR THIRD PARTIES, AND

HANDLING PROCEDURES FOR CAPITAL LENDING

PROPOSAL #D2: TO APPROVE THE PROPOSAL OF RELEASING            ISSUER            YES             FOR                  FOR

DIRECTORS FROM NON-COMPETITION RESTRICTIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUCKLAND INTERNATIONAL AIRPORT LTD

  TICKER:                  N/A                 CUSIP:   Q06213104

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect John Brabazon as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Re-elect Richard Didsbury as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Elect Henry Van Der Heyden as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Elect James Miller as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Authorize the Board to fix the                       ISSUER            YES             FOR                  FOR

remuneration of Deloitte as the Auditor of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUSTEREO GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q0741V115

  MEETING DATE:      11/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: To consider the Director's report and          ISSUER             NO              N/A                  N/A

the financial statements of the Company for the

period ended 30 JUN 2009

PROPOSAL #B.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

Company for the YE 30 JUN 2009

PROPOSAL #C.i: Re-elect Graham W. Burke as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #C.ii: Re-elect Peter E. Foo as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with Clause

58.1 of the Constitution

PROPOSAL #C.iii: Re-elect Guy C. Dobson as a                       ISSUER            YES         AGAINST           AGAINST

Director, who retires from office in accordance with

Clause 56.2 of the Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUSTRALAND PROPERTY GROUP

  TICKER:                  N/A                 CUSIP:   Q07932108

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive the financial reports of AHL,        ISSUER             NO              N/A                  N/A

 APT, APT4 and APT5 and the reports of the Directors

and of the Auditor thereon in respect of the YE 31

DEC 2009

PROPOSAL #2: Adopt the Australand remuneration report        ISSUER            YES         AGAINST           AGAINST

 for the YE 31 DEC 2009

PROPOSAL #3.1: Re-elect Mr. Lui Chong Chee as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company, who retires in accordance

with Clause 10.3 of the Company's Constitution

PROPOSAL #3.2: Re-elect Mr. James Glen Service, AO as        ISSUER            YES         AGAINST           AGAINST

 a Director of the Company, who retires in accordance

 with Clause 10.3 of the Company's Constitution

PROPOSAL #4: Approve, for all purposes, to grant                ISSUER            YES         AGAINST           AGAINST

1,961,000 performance rights to Mr. Bob Johnston in

relation to the 2010 offer under the Australand

Performance Rights Plan; and the issue or transfer of

 Australand stapled securities to Mr. Johnston upon

vesting of the performance rights, as specified

PROPOSAL #5: Approve, for the purposes of Section              ISSUER            YES             FOR                  FOR

254H of the Corporations Act 2001 and for all other

purposes, the Consolidation of every 5 ordinary

securities in the Company on issue into one ordinary

security and, where the number of securities held by

a security holder as a result of that Consolidation

would be a fraction of a security, the rounding of

those fractions up to the nearest whole number

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUSTRALIA & NEW ZEALAND BANKING GROUP LTD, MELBOUR

  TICKER:                  N/A                 CUSIP:   Q09504137

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider the annual report,                       ISSUER             NO              N/A                  N/A

financial report and the reports of the Directors and

 the Auditor for the YE 30 SEP 2009

PROPOSAL #2.: Approve, for the purposes of ASX                   ISSUER            YES         ABSTAIN           AGAINST

Listing Rule 7.4, the issue of equity securities by

the Company, as specified

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

PROPOSAL #4.a: Re-elect Mr. J.P. Morschel as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.b: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: elect Mr. R.J. Reeves as a

Director

PROPOSAL #4.c: Elect Mr. Lee Hsien Yang as a                       ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTOBACS SEVEN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J03507100

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTODESK, INC.

  TICKER:                  ADSK               CUSIP:   052769106

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CARL BASS                      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CRAWFORD W.                 ISSUER            YES             FOR                  FOR

BEVERIDGE

PROPOSAL #1C: ELECTION OF DIRECTOR: J. HALLAM DAWSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PER-KRISTIAN                ISSUER            YES             FOR                  FOR

HALVORSEN

PROPOSAL #1E: ELECTION OF DIRECTOR: SEAN M. MALONEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MARY T. MCDOWELL         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CHARLES J. ROBEL         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: STEVEN M. WEST             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF ERNST & YOUNG        ISSUER            YES             FOR                  FOR

 LLP AS AUTODESK, INC.'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JANUARY 31, 2011.

PROPOSAL #03: APPROVE THE AUTODESK, INC., EXECUTIVE          ISSUER            YES             FOR                  FOR

INCENTIVE PLAN AS AMENDED, PURSUANT TO SECTION 162(M)

 OF THE INTERNAL REVENUE CODE OF 1986.

PROPOSAL #04: APPROVE AMENDMENTS TO THE AUTODESK,              ISSUER            YES             FOR                  FOR

INC., 2008 EMPLOYEE STOCK PLAN, AS AMENDED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTOGRILL SPA, ROZZANO

  TICKER:                  N/A                 CUSIP:   T8347V105

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement for            ISSUER             NO              N/A                  N/A

the year 31 DEC 2009 and report; any adjournment

thereof and receive the presentation consolidated

financial statement for the year 31 DEC 2009

PROPOSAL #O.2: Approve the authorization to the share        ISSUER             NO              N/A                  N/A

 buyback and sale according to Articles 2357 and

following of civil code; any adjournment thereof

PROPOSAL #O.3: Approve the plan of Stock Option for          ISSUER             NO              N/A                  N/A

the year 2010

PROPOSAL #E.1: Approve the paid capital increase for         ISSUER             NO              N/A                  N/A

maximum 2,000,000 ordinary shares; and amend Article

5 of Statute; any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTOLIV, INC.

  TICKER:                  ALV                 CUSIP:   052800109

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT W. ALSPAUGH                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER KUNERTH                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LARS NYBERG                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LARS WESTERBERG                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF ERNST        ISSUER            YES             FOR                  FOR

 & YOUNG AB AS THE COMPANY'S INDEPENDENT AUDITORS FOR

 THE FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTOMATIC DATA PROCESSING, INC.

  TICKER:                  ADP                 CUSIP:   053015103

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GREGORY D. BRENNEMAN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LESLIE A. BRUN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY C. BUTLER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEON G. COOPERMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERIC C. FAST                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA R. GOODEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. GLENN HUBBARD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN P. JONES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES H. NOSKI                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHARON T. ROWLANDS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY L. SUMME                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF DELOITTE & TOUCHE LLP             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTONATION, INC.

  TICKER:                  AN                   CUSIP:   05329W102

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MIKE JACKSON                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. BROWN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICK L. BURDICK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. CROWLEY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID B. EDELSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT R. GRUSKY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL LARSON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL E. MAROONE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARLOS A. MIGOYA                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF KPMG          ISSUER            YES             FOR                  FOR

LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: ADOPTION OF STOCKHOLDER PROPOSAL               SHAREHOLDER        YES         AGAINST               FOR

REGARDING SPECIAL MEETINGS.

PROPOSAL #04: ADOPTION OF STOCKHOLDER PROPOSAL               SHAREHOLDER        YES         AGAINST               FOR

REGARDING AN INDEPENDENT BOARD CHAIRMAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTONOMY CORPORATION PLC, CAMBRIDGE

  TICKER:                  N/A                 CUSIP:   G0669T101

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts of the          ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009 together with the

Directors' report, the Directors' remuneration report

 and the Auditors' report on those accounts and the

auditable part of the remuneration report

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report included in the annual report and accounts for

 the YE 31 DEC 2009

PROPOSAL #3.: Approve the appointment of Robert Webb         ISSUER            YES             FOR                  FOR

as a Director, such appointment having occurred after

 the conclusion of the last AGM of the Company

PROPOSAL #4.: Re-elect Sushovan Hussain as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Michael Lynch as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect John McMonigall as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Richard Perle as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #8.: Re-elect Barry Ariko as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #9.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company in accordance with Section 489 of the

 Companies Act 2006 to hold office until the

conclusion of the next general meeting at which the

accounts of the Company are laid

PROPOSAL #10.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to determine the Auditors' remuneration for the

ensuing year

PROPOSAL #11.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, in accordance with Section 551 of the

Companies Act 2006 [the Act], to allot equity

securities [within the meaning of Section 560 of the

Act]: [a] up to an aggregate nominal amount of GBP

267,640.32; and [b] up to an aggregate nominal amount

 of GBP 267,640.32 in connection with a rights issue

[as specified in the Listing Rules issued by the

Financial Services Authority pursuant to Part VI of

the Financial Services and Markets Act 2000], to

holders of equity securities, in proportion to their

respective entitlements to such equity securities,

but subject to such exclusions or other arrangements

as the directors may deem necessary or expedient in

relation to treasury shares, fractional entitlements,

 record dates, legal or practical problems in or

under the laws of any territory or the requirements

of any regulatory body or Stock Exchange; [Authority

expires at the conclusion of the Company'S AGM in

2011]; and the Directors may allot equity securities

after the expiry of this authority in pursuance of

such an offer or agreement made prior to such expiry

PROPOSAL #S.12: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 11 above of the notice of

meeting of which this resolution forms part, pursuant

 to Section 570 of the Companies Act 2006 [the Act]

to allot equity securities [within the meaning of

Section 560 of the Act]: [a] pursuant to the

authority conferred by Resolution 11[a] of the notice

 of meeting of which this resolution forms part, as

if Section 561 of the Act did not apply to any such

allotment, provided that this power shall be limited

to: [i] the allotment of equity securities in

connection with any rights issue or other issue or

offer by way of rights [including, without

limitation, under an open offer or similar

arrangement] to holders of equity securities, in

proportion to their respective entitlements to such

equity securities, but subject to such exclusions or

other arrangements as the directors may deem

necessary or expedient in relation to treasury

shares, fractional entitlements, record dates, legal

or practical problems in or under the laws of any

territory or the requirements of any regulatory body

or Stock Exchange; and [ii] the allotment of equity

securities [otherwise than pursuant to this

resolution above] up to an aggregate nominal value of

 GBP 40,146.05; and [b] pursuant to the authority

conferred by Resolution 11[b] of the notice of

meeting of which this resolution forms part, as if

Section 561 of the Act did not apply to any such

allotment, provided that this power shall be limited

to the allotment of equity securities in connection

with a rights issue [as defined in the Listing Rules

issued by the Financial Services Authority pursuant

to Part VI of the Financial Services and Markets Act

2000] to holders of equity securities, in proportion

to their respective entitlements to such equity

securities, but subject to such exclusions or other

arrangements as the directors may deem necessary or

expedient in relation to treasury shares, fractional

entitlements, record dates, legal or practical

problems in or under the laws of any territory or the

 requirements of any regulatory body or Stock

Exchange; [Authority expires at the conclusion of the

 AGM of the Company'S AGM in 2011]; and the Directors

 may allot equity securities after the expiry of this

PROPOSAL #S.13: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases [within the meaning

 of Section 693[4] of that Act] on the London Stock

Exchange of ordinary shares of 1/3 pence each in the

capital of the Company provided that: [a] the maximum

 aggregate number of ordinary shares to be purchased

is 24,087,628 [representing approximately 10% of the

Company's issued ordinary share capital]; [b] the

minimum price which may be paid for such shares is

1/3 pence per share; [c] the maximum price which may

be paid for an ordinary share shall not be more than

5% above the average of the middle market quotations

for an ordinary share as derived from the London

Stock Exchange Daily Official List for the five

business days immediately preceding the date on which

 the ordinary share is purchased; and [Authority

expires at the conclusion of the Company'S AGM in

2011]; the Company, before the expiry, may make a

contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #S.14: Approve, that the Company may hold            ISSUER            YES             FOR                  FOR

general meetings of shareholders [other than AGM's]

at not less than 14 clear days' notice, [Authority

expires the earlier of the conclusion of the AGM of

the Company to be held in 2011 or 15 months after the

 passing of this resolution]

PROPOSAL #S.15: Adopt the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company in substitution for, and to the exclusion

 of, the existing Articles of Association, as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AUTOZONE, INC.

  TICKER:                  AZO                 CUSIP:   053332102

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM C. CROWLEY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUE E. GOVE                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EARL G. GRAVES, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT R. GRUSKY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.R. HYDE, III                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. ANDREW MCKENNA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE R. MRKONIC, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LUIS P. NIETO                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. RHODES, III                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THEODORE W. ULLYOT                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AUTOZONE, INC. 2010                     ISSUER            YES             FOR                  FOR

EXECUTIVE INCENTIVE COMPENSATION PLAN.

PROPOSAL #03: RATIFICATION OF ERNST & YOUNG LLP AS            ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVALONBAY COMMUNITIES, INC.

  TICKER:                  AVB                 CUSIP:   053484101

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRYCE BLAIR                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE A. CHOATE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN J. HEALY, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TIMOTHY J. NAUGHTON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LANCE R. PRIMIS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER S. RUMMELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. JAY SARLES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. EDWARD WALTER                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR

THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVENG LTD

  TICKER:                  N/A                 CUSIP:   S0805F129

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Re-elect D. R. Gammie as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect R. L. Hogben as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect D. G. Robinson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect N. L. Sowazi as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Re-elect S. J. Scott as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Ernst and Young as the                 ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #4.: Approve the fees payable to the Non-             ISSUER            YES             FOR                  FOR

Executive Directors

PROPOSAL #5.S.1: Grant authority to repurchase shares        ISSUER            YES             FOR                  FOR

PROPOSAL #6.S.2: Approve the change in retirement age        ISSUER            YES             FOR                  FOR

 for the Non-Executive Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVERY DENNISON CORPORATION

  TICKER:                  AVY                 CUSIP:   053611109

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROLF BORJESSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: PETER W. MULLIN           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PATRICK T. SIEWERT      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR,

WHICH ENDS ON JANUARY 1, 2011.

PROPOSAL #03: ELIMINATION OF THE SUPERMAJORITY VOTING        ISSUER            YES             FOR                  FOR

 REQUIREMENTS AND THE INTERESTED PERSON STOCK

REPURCHASE PROVISION IN THE RESTATED CERTIFICATE OF

INCORPORATION.

PROPOSAL #04: APPROVAL OF AN AMENDED AND RESTATED              ISSUER            YES             FOR                  FOR

STOCK OPTION AND INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVI LTD

  TICKER:                  N/A                 CUSIP:   S0808A101

  MEETING DATE:      10/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

 for the YE 30 JUN 2009 together with the reports of

the Directors and the Auditors

PROPOSAL #2.: Re-appoint KPMG Inc. as the External            ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #3.: Re-elect Mr. MH Buthelezi as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. OP Cressey as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with Company's

Articles of Association

PROPOSAL #5.: Re-elect Mr. RS Katzen as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with Company's

Articles of Association

PROPOSAL #6.: Re-elect Mr. KE Macilwaine as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Company's Articles of Association

PROPOSAL #S.7: Authorize the Company or any of its            ISSUER            YES             FOR                  FOR

subsidiaries, by way of a general approval, to

acquire ordinary shares issued by the Company, in

terms of Sections 85[2] & [3] and Section 89,

respectively, of the Companies Act No 61 of 1973, as

amended, [the Companies Act] and in terms of the

Listings Requirements [Listings Requirements] of the

JSE Limited [the JSE], namely that: any such

acquisition of ordinary shares shall be effected

through the order book operated by the JSE trading

system and done without any prior understanding or

arrangement between the Company and the counterparty;

 any such acquisition of ordinary shares is

authorized by the Company's Articles of Association;

acquisitions of shares in aggregate in any one

financial year may not exceed 10% of the Company's

issued ordinary share capital as at the date of

passing of this special resolution; in determining

the price at which ordinary shares issued by the

Company are acquired by it or any of its subsidiaries

 in terms of this general authority, the maximum

premium at which such ordinary shares may be acquired

 will be 10% of the weighted average of the market

value at which such ordinary shares are traded on the

 JSE as determined over the five business days

immediately preceding the date of repurchase of such

ordinary shares by the Company or any of its

subsidiaries; at any point in time, the Company may

only appoint one agent to effect any repurchase on

the Company's behalf; the Company's sponsor must

confirm the adequacy of the Company's working capital

 for purposes of undertaking the repurchase of shares

 in writing to the JSE before entering the market to

proceed with the repurchase; the Company must remain

in compliance with the minimum shareholder spread

requirements of the Listings Requirements; the

Company and/or its subsidiaries may not repurchase

any shares during a prohibited period as defined by

the Listings Requirements unless they have in place a

 repurchase programme where the dates and quantities

of ordinary shares to be traded during the relevant

period are fixed and full details of the programme

have been disclosed in an announcement over SENS

prior to the commencement of the prohibited period;

and shares held by the AVI incentive share trusts

will not have their votes at general meetings taken

account of for Listings Requirements resolution

approval purposes; [Authority expires the earlier of

the conclusion of the next Company's AGM or 15 months

PROPOSAL #8.: Approve to increase the Directors fees,        ISSUER            YES             FOR                  FOR

 with effect from 01 JUL 2009: the fees payable to

the current Non-Executive Directors, excluding the

Chairman and the foreign Non-Executive Director, Mr.

Adriaan Nuhn from ZAR 132,000 per year to ZAR 175,000

 per year; the fees payable to the members of the

Appointments and Remuneration Committee, excluding

the chairman of this committee from ZAR 33,000 per

year to ZAR 40,000 per year; the fees payable to the

members of the Audit Committee, excluding the

chairman of this committee from ZAR 49,500 per year

to ZAR 60,500 per year; the fees payable to the

Chairman of the appointments and remuneration

committee from ZAR 66,000 per year to ZAR 75,000 per

year; the fees payable to the chairman of the Audit

Committee from ZAR 88,000 per year to ZAR 140,000 per

 year; the fees payable to the foreign Non-executive

Director from ZAR 30,000 per year to ZAR 33,000 per

year; non-executive Director's fees are paid as a

combination of a fixed retainer and for attendance at

 those meetings formally convened

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVIVA PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G0683Q109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual reports and accounts         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Andrea Moneta                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Patrick Regan                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Michael Hawker                                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Leslie Van de Walle                       ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re elect Andrew Moss                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8: Re elect Colin Sharman                                       ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re elect Scott Wheway                                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint Ernst and Young LLP                       ISSUER            YES             FOR                  FOR

PROPOSAL #11: Approve the Auditors remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #12: Authorize to allot securities                         ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Authorize the non pre emptive share          ISSUER            YES             FOR                  FOR

allotments

PROPOSAL #14: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve the Corporate responsibility            ISSUER            YES             FOR                  FOR

report

PROPOSAL #16: Approve the political donations                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Authorize to allot preference shares         ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Approve the 14 days notice for                   ISSUER            YES             FOR                  FOR

general meeting

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.20: Grant authority to purchase ordinary         ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.21: Grant authority to purchase 8 and              ISSUER            YES             FOR                  FOR

34th% preference shares

PROPOSAL #S.22: Grant authority to purchase 8 and              ISSUER            YES             FOR                  FOR

38th% preference shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVNET, INC.

  TICKER:                  AVT                 CUSIP:   053807103

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ELEANOR BAUM                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. VERONICA BIGGINS                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWRENCE W. CLARKSON                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EHUD HOUMINER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK R. NOONAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAY M. ROBINSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM P. SULLIVAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY L. TOOKER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROY VALLEE                                            ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 FOR THE FISCAL YEAR ENDING JULY 3, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AVON PRODUCTS, INC.

  TICKER:                  AVP                 CUSIP:   054303102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: W. DON CORNWELL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V. ANN HAILEY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRED HASSAN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREA JUNG                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARIA ELENA LAGOMASINO                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANN S. MOORE                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL S. PRESSLER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY M. RODKIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAULA STERN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWRENCE A. WEINBACH                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF                 ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #3: APPROVAL OF 2010 STOCK INCENTIVE PLAN.           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AWB FIN LTD

  TICKER:                  N/A                 CUSIP:   Q12332104

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider AWB Limited's financial              ISSUER             NO              N/A                  N/A

report, Directors' report and the Auditor's report

for the FYE 30 SEP 2009

PROPOSAL #2.: Re-elect Mr. Tony Howarth as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

AWB Limited's Constitution

PROPOSAL #3.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: elect Mr. Stephen Mayne as a

Director, in accordance with the AWB Limited

Constitution

PROPOSAL #4.: Approve the grant of Performance Rights        ISSUER            YES             FOR                  FOR

 under the AWB Limited Performance Rights Plan to AWB

 Limited's Managing Director, Mr. Gordon Davis, as

specified

PROPOSAL #5.: Adopt the remuneration report [which            ISSUER            YES         AGAINST           AGAINST

forms part of the Directors' report] for the YE 30

SEP 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXA ASIA PACIFIC HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Q12354108

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To consider the financial report,                   ISSUER             NO              N/A                  N/A

Directors' report and Auditor's REPORT for the YE 31

DEC 2009

PROPOSAL #2.A: Re-elect Richard Hugh Allert as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation, in accordance with

 Clauses 12.3, 12.4 and 12.5 of AXA APH's Constitution

PROPOSAL #2.B: Re-elect Michael Roy Butler as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation, in accordance with

 Clauses 12.3, 12.4 and 12.5 of AXA APH's Constitution

PROPOSAL #2.C: Re-elect Paul Sampson as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation, in accordance with Clauses

12.3, 12.4 and 12.5 of AXA APH's Constitution

PROPOSAL #3: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXA SA, PARIS

  TICKER:                  N/A                 CUSIP:   F06106102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's Accounts for the        ISSUER            YES             FOR                  FOR

 year 2009

PROPOSAL #O.2: Approve the Consolidated Accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the year 2009 and setting of the dividend per share

at EUR 0.55

PROPOSAL #O.4: Approve the Special Auditors' Report          ISSUER            YES             FOR                  FOR

on regulatory agreements

PROPOSAL #O.5: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1, last Paragraph of

the Code De Commerce  Commercial Code  relating to

retirement and corporate protection

PROPOSAL #O.6: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1 of the Code De

Commerce  Commercial Code  taken by M. Henri de

Castries to bring his situation into line with

AFEP/MEDEF recommendations

PROPOSAL #O.7: Approve the regulated commitments                ISSUER            YES             FOR                  FOR

specified in Article L. 225-90-1 of the Code De

Commerce  Commercial Code  taken by M. Denis Duverne

to bring his situation into line with AFEP/MEDEF

recommendations

PROPOSAL #O.8: Approve to renewal of the Supervisory         ISSUER            YES             FOR                  FOR

Board mandate held by M. Norbert Dentressangle

PROPOSAL #O.9: Approve to renewal of the Auditors'            ISSUER            YES             FOR                  FOR

mandate held by the Cabinet Mazars

PROPOSAL #O.10: Appointment of M. Jean-Brice De                 ISSUER            YES             FOR                  FOR

Turkheim as an Assistant Auditor

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

purchase ordinary Company shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing ordinary shares or

tangible assets granting access to ordinary Company

shares reserved for members of a Company Savings Plan

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing ordinary shares

without a preferential subscription right to a named

beneficiary category

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling ordinary shares

PROPOSAL #E.15: Approve the change in the Company              ISSUER            YES             FOR                  FOR

administration and management mode, the amendments to

 the Articles of Association and delegations granted

to the Board of Directors for the Directors

PROPOSAL #E.16: Approve other amendments to the                 ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #O.17: Appointment of M. Henri de Castries          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.18: Appointment of M. Denis Duverne as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.19: Appointment of M. Jacques de                       ISSUER            YES             FOR                  FOR

Chateauvieux as a Director

PROPOSAL #O.20: Appointment of M. Norbert                            ISSUER            YES             FOR                  FOR

Dentressangle as a Director

PROPOSAL #O.21: Appointment of M. Jean-Martin Folz as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.22: Appointment of M. Anthony Hamilton as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.23: Appointment of M. Francois Martineau         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.24: Appointment of M. Giuseppe Mussari as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #O.25: Appointment of M. Ramon de Oliveira          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #0.26: Appointment of M. Michel Pebereau as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.27: Appointment of Mme. Dominique                     ISSUER            YES             FOR                  FOR

Reiniche as a Director

PROPOSAL #O.28: Appointment of M. Ezra Suleiman as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.29: Appointment of Mme. Isabelle Kocher          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #O.30: Appointment of Mme. Suet-Fern Lee as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.31: Appointment of Mme. Wendy Cooper as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.32: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. John

Coultrap as a Director

PROPOSAL #O.33: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Paul

Geiersbach as a Director, as proposed by shareholders

 working for the AXA Group

PROPOSAL #O.34: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Sebastien

Herzog as a Director, as proposed by shareholders

working for the AXA Group

PROPOSAL #O.35: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Rodney Koch

 as a Director, as proposed by shareholders working

for the AXA Group

PROPOSAL #O.36: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appointment of M. Jason

Steinberg as a Director, as proposed by shareholders

working for the AXA Group

PROPOSAL #O.37: Approve the setting of Directors' fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.38: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXELL CORPORATION

  TICKER:                  N/A                 CUSIP:   J03704103

  MEETING DATE:      6/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXIATA GROUP BHD

  TICKER:                  N/A                 CUSIP:   Y0488A101

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 together with the report of

the Directors and the Auditors thereon

PROPOSAL #2: Re-elect Dato' Sri Jamaludin Ibrahim as         ISSUER            YES             FOR                  FOR

a Director, who retire by rotation pursuant to

Article 93 of the Company's Articles of Association

PROPOSAL #3: Re-elect Tan Sri Ghazzali Sheikh Abdul          ISSUER            YES             FOR                  FOR

Khalid as a Director, who retire by rotation pursuant

 to Article 93 of the Company's Articles of

PROPOSAL #4: Re-elect Dr. Farid Mohamed Sani who was         ISSUER            YES             FOR                  FOR

appointed to the Board during the year and retires

pursuant to Article 99 (ii) of the Company's Articles

 of Association

PROPOSAL #5: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of MYR 2,005,484.00 for the FYE 31 DEC 2009

PROPOSAL #6: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company for the FY ending 31 DEC

2010 and authorize the Directors to fix their

PROPOSAL #7: Authorize Axiata Group Berhad (Company)         ISSUER            YES             FOR                  FOR

and/or its subsidiaries, in accordance with Paragraph

 10.09 of the Main Market Listing Requirements of

Bursa Malaysia Securities Berhad, to enter into

recurrent related party transactions of a revenue or

trading nature, as set out in Appendix I of the

Circular to Shareholders dated 31 MAY 2010 dispatched

 together with the Company's annual report 2009,

which are necessary for the day-to-day operations in

the ordinary course of the business of the Company

and/or its subsidiaries on terms not more favorable

to the related parties than those generally available

 to the public and are not detrimental to the

minority shareholders of the Company;  Authority

shall continue to be in force and effect until the

conclusion of the next AGM of the Company at which

time the authority will lapse, CONTD

PROPOSAL #CONT: CONTD unless the authority is renewed        ISSUER             NO              N/A                  N/A

 by a resolution passed at such general meeting; the

expiration of the period within which the Company's

next AGM is required to be held under Section 143(1)

of the Companies Act, 1965 (but shall not extend to

such extension as may be allowed pursuant to Section

143(2) of the Companies Act, 1965); or revoked or

varied by resolution passed by the shareholders of

the Company in a general meeting, whichever is

earlier ; and authorize the Directors to complete and

 do all such acts, deeds and things (including

without limitation, to execute such documents under

the common seal in accordance with the provisions of

the Articles of Association of the Company, as may be

 required) to give effect to the aforesaid

shareholders' mandate and transaction contemplated

PROPOSAL #0: To consider any other business of the            ISSUER             NO              N/A                  N/A

Company of which due notice has been received

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXIS BK LTD

  TICKER:                  N/A                 CUSIP:   Y0487S103

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Smt. Shikha Sharma as the                 ISSUER            YES             FOR                  FOR

Managing Director and Chief Executive Officer (CEO)

of the Bank for a period of 3 years with effect from

01 JUN 2009 and also for payment of compensation by

way of salary and perquisites to Smt. Shikha Sharma

as the Managing Director and CEO of the Bank as per

the following terms and conditions as specified in

the event of absence or inadequacy of net profit in

any FY, the remuneration payable to Smt. Shikha

Sharma shall be governed by Section II of Part II of

the Schedule XIII of the Companies Act, 1956 or any

modifications thereof or if so permitted, by the

Board or the Remuneration and Nomination Committee of

 the Board; and authorize the Board to do all such

acts, deeds and things and to execute any document or

 instruments etc as may be required to give effect to

 this Resolution

PROPOSAL #2.: Appoint, subject to the applicable                ISSUER            YES             FOR                  FOR

provisions of the Companies Act, 1956 and the Banking

 Regulation Act, 1949 and subject to the provisions

of the Articles of Association of the Bank as also

subject to approval by the Reserve Bank of India,

Shri M. M. Agrawal as the Deputy Managing Director

(Designate) of the Bank for the period 04th AUG 2009

till 31 AUG 2010, the last day of the month in which

he reaches the age of superannuation; subject to

approval by the Reserve Bank of India, Shri M. M.

Agrawal be paid compensation by way of salary,

allowances and perquisites as the Deputy Managing

Director (Designate) of the Bank as per the following

 terms and conditions as specified in the event of

absence or inadequacy of net profit in any FY, the

remuneration payable to Shri M. M. Agrawal shall be

governed by Section II of Part II of the Schedule

XIII of the Companies Act, 1956 or any modifications

thereof or if so permitted, by the Board or the

Remuneration and Nomination Committee of the Board;

and authorize the Managing Director and Chief

Executive Officer to do all such acts, deeds and

things and to execute any document or instruments

etc, as may be required to give effect to this

PROPOSAL #S.3: Approve, pursuant to Section 259 and          ISSUER            YES             FOR                  FOR

other applicable provisions, if any, of the Companies

 Act, 1956 and subject to approval of the Central

Government, to increase the maximum strength of the

Board of Directors of the Bank from 12 Members to 15

Members

PROPOSAL #S.4: Amend, pursuant to Section 31 and                ISSUER            YES             FOR                  FOR

other applicable provisions of the Companies act,

1956, the existing Articles of Association of the

Company in the following manner: (i) in Article 88,

the word 12 be replaced by the word 15; (ii) in

Article 89 (10), the existing second para be replaced

 with the following para: provided that any increase

in the number of Directors as fixed by Article 88 of

these Articles shall not have effect unless approved

by the regulatory agencies whose approval is required

 under any Law for the time in force; and (iii) the

words 'Whole-time/Executive Director(s)' wherever

appearing in Articles 118 (2a), 118(3) and 118(4) of

the Articles of Association, be replaced by the words

 'Whole-time/Executive/Joint/Deputy Managing

PROPOSAL #S.5: Approve that, pursuant to the                       ISSUER            YES             FOR                  FOR

provisions of Section 81 and other applicable

provisions, if any, of the Companies Act, 1956

(including any amendment thereto or re-enactment

thereof) and in accordance with the provisions of the

 Memorandum and Articles of Association of Axis Bank

Limited (the Bank) and the regulations/guidelines, if

 any, prescribed by the Government of India, Reserve

Bank of India, Securities and Exchange Board of India

 or any other relevant authority, whether in India or

 abroad, from time to time, to the extent applicable

and subject to approvals, consents, permissions and

sanctions as might be required and subject to such

conditions as might be prescribed while granting such

 approvals, consents, permissions and sanctions, the

Board of Directors of the Bank (hereinafter referred

to as the Board, which term shall be deemed to

include any Committee(s) constituted/to be

constituted by the Board to exercise its powers

including the powers conferred by this Resolution) is

 hereby authorized on behalf of the Bank, to create,

offer, issue and allot (including by way of

Preferential Allotment, Private Placement (including

allotment to qualified institutional buyers by way of

 Qualified Institutional Placement in terms of the

Chapter XIII - A of the Securities and Exchange Board

 of India (Disclosure and Investor Protection)

Guidelines, 2000), equity shares and/or equity shares

 through depository receipts and/or securities

convertible into equity shares at the option of the

holder(s) of such securities, and/or any instruments

or securities representing, either equity shares

and/or convertible securities linked to equity shares

 (all of which are hereinafter collectively referred

to as Securities), to all eligible investors,

including residents and/or non-residents and/or

institutions/banks and/or incorporated bodies and/or

individuals and/or trustees and/or stabilizing agent

or otherwise, and whether or not such investors are

Members of the Bank, through 1 or more prospectus

and/or letter of offer or circular, and/or

Preferential Allotment and/or private/preferential

placement basis, for, or which upon exercise or

conversion of all Securities so issued and allotted

could give rise to the issue of equity shares not

exceeding 7,14,28,570 equity shares, as amended by

the resolutions of the shareholders of even date such

 issue and allotment to be made at such time or

times, in one or more tranche or tranches, at such

price or prices, at market price(s) or at a discount

or premium to market price(s) including at the

Board's discretion under relevant rules, regulations

and guidelines of the relevant authority, in such

manner, including allotment to stabilizing agent in

terms of green shoe option, if any, exercised by the

Bank, and where necessary in consultation with the

Book Running Lead Managers and/or Underwriters and/or

 Stabilizing Agent and/or other Advisors or otherwise

 on such terms and conditions, including issue of

Securities as fully or partly paid, making of calls

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXIS BK LTD

  TICKER:                  N/A                 CUSIP:   Y0487S103

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the balance sheet as          ISSUER            YES             FOR                  FOR

at 31 MAR 2010, profit and loss account for the YE 31

 MAR 2010, and the reports of Directors and Auditors

PROPOSAL #2: Re-appoint Dr. R. H. Patil as the                   ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #3: Re-appoint Smt. Rama Bijapurkar as the          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4: Declare a dividend on the equity shares         ISSUER            YES             FOR                  FOR

of the Bank

PROPOSAL #S.5: Appointment of, pursuant to the                   ISSUER            YES             FOR                  FOR

provisions of Section 224A and other applicable

provisions, if any, of the Companies Act, 1956 and

the Banking Regulation Act, 1949, M/s. Deloitte

Haskins and Sells, Chartered Accountants, Mumbai,

ICAI Registration Number 117365W as the Statutory

Auditors of the Bank in place of M/s. S. R. Batliboi

and Company; the retiring Auditors of the Bank to

hold office from the conclusion of the sixteenth AGM

until the conclusion of the seventeenth AGM, on such

remuneration as may be approved by the Audit

Committee of the Board

PROPOSAL #6: Appointment of Smt. Shikha Sharma as a          ISSUER            YES             FOR                  FOR

Director of the bank, who is not liable to retire by

rotation

PROPOSAL #7: Appointment of Shri. M. M. Agrawal as a         ISSUER            YES             FOR                  FOR

Director of the Bank, who is liable to retire by

rotation

PROPOSAL #8: Appointment of Shri. V.R. Kaundinya as a        ISSUER            YES             FOR                  FOR

 Director of the Bank, who is liable to retire by

rotation

PROPOSAL #9: Appointment of Dr. Adarsh Kishore as a          ISSUER            YES             FOR                  FOR

Director of the Bank, who is not liable to retire by

rotation

PROPOSAL #10: Appointment of Shri S.B. Mathur as a            ISSUER            YES             FOR                  FOR

Director of the Bank, who is liable to retire by

rotation

PROPOSAL #11: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

the Companies Act, 1956, Banking Regulation Act, 1949

 and Articles of Association of the Bank, Dr. Adarsh

Kishore is appointed as the Non-Executive Chairman of

 the Bank for a period of three years, effective 08

MAR 2013 and he be paid remuneration as a Non-

Executive Chairman of the Bank as per the specified

terms and conditions; authorize the Board of

Directors of the Bank to do all such acts, deeds and

things and to execute any document or instruction

etc. as may be required to give effect to this

PROPOSAL #12: Approve, subject to the approval by the        ISSUER            YES             FOR                  FOR

 Reserve Bank of India, to revise the remuneration by

 way of salary and perquisites payable to Smt. Shikha

 Sharma, Managing Director and Chief Executive

Officer of the Bank with effect from 01 APR 2010 as

PROPOSAL #13: Approve, in partial modification to the        ISSUER            YES             FOR                  FOR

 resolution passed by the shareholders of the Bank

through postal ballot on 09 SEP 2009, the appointment

 of Shri M. M. Agarwal as a Deputy Managing Director

of the Bank for the period 10 FEB 2010 till 31 AUG

2010, the last day of the month in which he reaches

the age of superannuation; approved by the Reserve

Bank of India, Shri M. M. Agarwal be paid

remuneration by way of salary, allowances and

perquisites as the Deputy Managing Director of the

PROPOSAL #S.14: Authorize the Board of Directors,              ISSUER            YES             FOR                  FOR

pursuant to the provisions of Section 81 and all

other applicable provisions, if any, of the Companies

 Act, 1956, and in accordance with other regulatory

laws and the provisions of the Memorandum and

Articles of Association of the Bank, to issue, offer

and allot additional equity stock options convertible

 into equity shares of the aggregate nominal face

value not exceeding INR 4,74,74,000  47,47,400 equity

 shares of INR 10 each paid up   in addition to the

approvals granted by shareholders at an EGM held on

24 FEB 2001 and at AGM held on 18 JUN 2004, 02 JUN

2006 and 06 JUN 2008 , to the present and future

employees and Directors of the Bank under an Employee

 Stock Option Scheme  ESOS , CONTD

PROPOSAL #CONT: CONTD on the terms and conditions and        ISSUER             NO              N/A                  N/A

 in such tranche/s as may be decided by the Board in

its absolute discretion; without prejudice to the

generality of the above, but subject to the terms, as

 approved by the members, the Board/remuneration and

authorize the Nomination Committee, to implement the

scheme  with or without modifications and variations

 in one or more tranches in such manner as the Board

remuneration and Nomination Committee may determine;

authorize the Board to delegate all or any of the

powers here in conferred to the remuneration and

Nomination Committee constituted for this purpose or

to the managing Director and chief Executive Officer

to the Bank; the equity shares of the Bank, including

 for the purpose of payment of dividend

PROPOSAL #S.15: Authorize the Board of Directors,              ISSUER            YES             FOR                  FOR

pursuant to the provisions of Section 81 (1A) and all

 other applicable provisions, if any, of the

Companies Act 1956, the memorandum and Articles of

Association of the Bank, Securities and Exchange

Board of India  Employee Stock option Scheme and

Employee Stock Purchase Scheme  guidelines, 1999

herein after referred to as SEBI Guidelines  and

subject to such other approvals, permissions and

sanctions as may be necessary and subject to such

conditions and modifications as may be prescribed or

imposed while granting such approvals, permissions

and sanctions, to create, offer, issue and allot at

any time to or to the benefit of such persons who are

 in the permanent employment of any of the

PROPOSAL #CONT: CONTD present and future, including          ISSUER             NO              N/A                  N/A

any Director of the Subsidiary Companies, whether

whole time or otherwise, options exercisable into

shares of the Bank under the Employee Stock Option

Scheme out of options available for grant to the

employees and Directors of the bank in one or more

tranches, and on such terms and conditions as may be

fixed or determined by the Board in accordance with

the provisions of the law or guidelines issued by the

 relevant Authority; authorize the Board/remuneration

 and Nomination Committee to issue and allot equity

shares shall rank pari passu in all respects with the

 existing Equity Shares of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AXIS CAPITAL HOLDINGS LIMITED

  TICKER:                  AXS                 CUSIP:   G0692U109

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEOFFREY BELL                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER V. GREETHAM                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MAURICE A. KEANE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENRY B. SMITH                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO APPOINT DELOITTE & TOUCHE TO ACT AS          ISSUER            YES             FOR                  FOR

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF

AXIS CAPITAL HOLDINGS LIMITED FOR THE FISCAL YEAR

ENDING DECEMBER 31, 2010 AND TO AUTHORIZE THE BOARD

OF DIRECTORS, ACTING THROUGH THE AUDIT COMMITTEE, TO

SET THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AYALA CORP

  TICKER:                  N/A                 CUSIP:   Y0486V115

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the determination of quorum               ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the minutes of the previous              ISSUER            YES             FOR                  FOR

meeting

PROPOSAL #3.: Approve the annual report                                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Ratify all acts and resolutions of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Management adopted during

the preceding year

PROPOSAL #5.: Elect the Directors [including the                ISSUER            YES             FOR                  FOR

Independent Directors]

PROPOSAL #6.: Elect the Auditors and approve to fix          ISSUER            YES             FOR                  FOR

their remuneration

PROPOSAL #7.: Other business                                                   ISSUER             NO              N/A                  N/A

PROPOSAL #8.: Adjournment                                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  AYALA LD INC

  TICKER:                  N/A                 CUSIP:   Y0488F100

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of previous meeting        ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the annual report                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Ratify all acts and resolutions of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Executive Committee

adopted during the proceeding year

PROPOSAL #4.1: Election of Fernando Zobel de Ayala as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #4.2: Election of Jaime Augusto Zobel de              ISSUER            YES             FOR                  FOR

Ayala as a Director

PROPOSAL #4.3: Election of Antonino T. Aquino as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.4: Election of Delfin L. Lazaro as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.5: Election of Aurelio R. Montinola III          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4.6: Election of Mercedita S. Nolledo as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.7: Election of Francis G. Estrada as an          ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #4.8: Election of Jaime C. Laya as an                   ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #4.9: Election of Oscar S. Reyes as an                 ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #5.: Election of Sycip Gorres Velayo and              ISSUER            YES             FOR                  FOR

Company as an Independent Auditors and approve to fix

 their remuneration

PROPOSAL #6.: Transact such other business                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  B2W COMPANHIA GLOBAL DO VAREJO

  TICKER:                  N/A                 CUSIP:   P19055113

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve to take knowledge of the                     ISSUER            YES             FOR                  FOR

Directors accounts, to examine, discuss and the

Company's consolidated financial statements for the

FYE 31 DEC 2009

PROPOSAL #II: Approve to decide concerning the                   ISSUER            YES             FOR                  FOR

proposal for the capital budget prepared for the

purposes of Article 196 of Law Number 6404 76

PROPOSAL #III: Approve to decide regarding the                   ISSUER            YES             FOR                  FOR

proposal for the allocation of the net profit for the

 FYE on 31 DEC 2009, and ratify the distribution of

dividends from the earned profits account in the

financial statements, approved for the Board of

Directors in meeting held on 11 MAR 2010

PROPOSAL #IV: Approve to set the monthly global                 ISSUER            YES         AGAINST           AGAINST

remuneration of the Board of Directors for the year

2010

PROPOSAL #V: Election of Members of the Board of                ISSUER            YES             FOR                  FOR

Directors, in view of the closure of the mandate of

Board Member elected on the basis of Article 150 of

Law Number 6404 76

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  B2W COMPANHIA GLOBAL DO VAREJO

  TICKER:                  N/A                 CUSIP:   P19055113

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the main part of Article 23 of            ISSUER            YES             FOR                  FOR

the Corporate Bylaws of the Company to provide for in

 them that the executive committee of the Company

will be composed of i] a single president officer, in

 the place of two president officers, ii] two

operational officers, in place of a single

operational officer. as a result of the amendments to

 the main part of Article 23, to adapt Paragraphs 7

and 10 of the same Article, to exclude Chapter X,

transitory provisions, and the respective Article 51

from the Corporate Bylaws of the Company, all in

accordance with a proposal from the Management of the

 Company that has already been made available to the

PROPOSAL #2.: Approve to consolidate the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAE SYSTEMS PLC

  TICKER:                  N/A                 CUSIP:   G06940103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Michael Hartnall as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Sir peter Mason as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Richard Olver as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Elect Paul Anderson as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Linda Hudson as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Nicholas Rose as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appointment of the Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #12.: Approve the political donations up to         ISSUER            YES             FOR                  FOR

specified limits

PROPOSAL #13.: Grant authority to allot issue new              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #s.14: Approve the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #s.15: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #s.16: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #s.17: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAJAJ AUTO LTD NEW

  TICKER:                  N/A                 CUSIP:   Y05490100

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at          ISSUER            YES             FOR                  FOR

31 MAR 2009 and the profit and loss account for the

YE 31 MAR 2009 and the Directors' and Auditors'

reports thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. D.S. Mehta as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Kantikumar R. Podar as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Shekhar Bajaj as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. D.J. Balaji Rao as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Appoint the Auditors of the Company for        ISSUER            YES             FOR                  FOR

 the period commencing from the conclusion of this

AGM till the conclusion of the next AGM and approve

to fix their remuneration

PROPOSAL #S.8: Appoint, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269, 309, 310, 311 and other

applicable provisions, if any, of the Companies Act,

1956 [including any amendment thereto or re-enactment

 thereof for the time being in force] and schedule

XIII thereto [including any amendment or statutory

modification thereto for the time being in force] and

 subject to such sanctions as may be necessary, Mr.

Sanjiv Bajaj as the Executive Director of the Company

 for a term of 5 years commencing from 01 APR 2009 up

 to 31 MAR 2014 on the terms and conditions including

 remuneration and minimum remuneration in the event

of absence or inadequacy of profits as specified in

the explanatory statement relating to this resolution

 and in the agreement entered into between the

Company and Mr. Sanjiv Bajaj, which agreement is

hereby approved, authorize the Board of Directors, to

 alter or vary the terms and conditions and

remuneration including minimum remuneration in such

manner as the Board may deem fit and is acceptable to

 Mr. Sanjiv Bajaj; authorize the Board of Directors,

in the event of any statutory amendment, modification

 or relaxation by the Central Government to Schedule

XIII to the Companies Act, 1956, to vary or increase

the remuneration including salary, commission,

perquisites, allowances etc. within such prescribed

limit or ceiling and the said agreement between the

Company and Mr. Sanjiv Bajaj be suitably amended to

give effect to such modification, relaxation or

variation without any further reference to the

Members of the Company in general meeting and

authorize the Board of Directors of the Company to

take such steps as may be necessary to give effect to

PROPOSAL #S.9.a: Authorize the Board, pursuant to the        ISSUER            YES             FOR                  FOR

 provisions of Section 81(1A) and all other

applicable provisions, if any, of the Companies Act,

1956, the relevant provisions of the Articles of

Association of the Company, the listing agreement

with the stock exchanges and the provisions of the

Securities and Exchange Board of India (Employee

Stock Option Scheme and Employee Stock Purchase

Scheme) Guidelines, 1999, (the Guidelines) and

including any statutory modification(s) or re-

enactment of the Act or the Guidelines, for the time

being in force and subject to such other approvals,

permissions and sanctions, as may be necessary and

subject to such conditions and modifications as may

be prescribed or imposed while granting such

approvals, permissions and sanctions which may be

agreed to by the Board of Directors of the Company in

 its sole discretion (hereinafter referred to as the

'Board', which expression shall also include any

Committee including Compensation Committee

constituted by the Board for this purpose), to

create, offer, issue and allot at any time to or for

the benefit of such person(s), who are in the

permanent employment (management category) including

whole-time Directors of the Company, present or

future, as may be decided solely by the Board under

the scheme titled 'Employee Stock Option Scheme

(hereinafter referred to as 'the ESOS or the scheme)

such number of equity shares and / or equity linked

instruments (including options), equity shares issued

 through Global Depository Receipts (GDRs) and / or

any other instruments or securities of the Company,

which would give rise to the issue of equity shares,

not exceeding 2,200,000 equity shares at such price,

in such manner, during such period, in one or more

tranches and on such other terms and conditions as

the Board may decide in accordance with the

regulations or other provisions of the law as may be

prevailing at the relevant time; approve, that the

said securities may be allotted directly to such

employees or in accordance with a scheme framed in

that behalf through any appropriate mechanism,

including a trust or other entity which may be set up

 in any permissible manner for that purpose and that

such scheme may also contain provisions for providing

 financial assistance to the employees / trust /

entity to enable the employees / trust / entity to

acquire, purchase or subscribe to the securities of

the Company; approve that such shares as are issued

by the Company in the manner aforesaid shall rank

pari-passu in all respects with the then existing

fully paid up shares of the Company save and except

that the dividend, if any, payable in respect of the

shares shall be paid proportionately from the date of

 allotment; authorize the Board (including the

Compensation Committee) to take necessary steps for

listing of the securities allotted under the ESOS on

the Stock Exchanges, where the securities of the

Company are listed as per the provisions of the

Listing Agreement with the concerned Stock Exchanges

PROPOSAL #S.9.b: Approve, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Section 81(1A) and all other applicable

provisions, if any, of the Companies Act, 1956, the

relevant provisions of the Articles of Association of

 the Company, the listing agreement with the stock

exchanges and the provisions of the Securities and

Exchange Board of India (Employee Stock Option Scheme

 and Employee Stock Purchase Scheme) Guidelines,

1999, (the Guidelines) and including any statutory

modification(s) or re-enactment of the Act or the

Guidelines, for the time being in force and subject

to such other approvals, permissions and sanctions,

as may be necessary and subject to such conditions

and modifications as may be prescribed or imposed

while granting such approvals, permissions and

sanctions, which may be agreed to by the Board of

Directors of the Company in its sole discretion

(hereinafter referred to as the 'Board', which

expression shall also include any Committee including

 Compensation Committee constituted by the Board for

this purpose) to extend the benefits of said ESOS

referred to in the Resolution No. 9(a) to the

employees of the holding or subsidiary companies and

associates / group companies and business associates

and/or to such other persons, as may from time to

time be allowed under prevailing laws, rules and

regulations, and/or amendments thereto from time to

time on such terms and conditions as may be decided

by the Board; authorize the Board (including the

Compensation Committee), to take necessary steps for

listing of the securities allotted under the ESOS on

the Stock Exchanges, where the securities of the

Company are listed as per the provisions of the

Listing Agreement with the concerned Stock Exchanges

and other applicable guidelines, rules and

regulations; authorize the Board, for the purpose of

giving effect to the above resolutions, on behalf of

the Company to evolve, decide upon and bring into

effect the scheme and to make any modifications,

changes, variations, alterations or revisions in the

said scheme from time to time or to suspend, withdraw

 or revive the scheme from time to time as may be

specified by any statutory authority and to do all

other acts, deeds, matters and things as are

necessary to give effect to the above resolutions and

 with power on behalf of the Company to settle any

questions or difficulties that may arise with regard

to the creation, offer, issue and allotment of shares

 without requiring the Board to secure any further

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAJAJ FINSERV LTD

  TICKER:                  N/A                 CUSIP:   Y0548X109

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at          ISSUER            YES             FOR                  FOR

31 MAR 2009 and the profit and loss account for the

YE 31 MAR 2009 and the Directors and the Auditors

report thereon

PROPOSAL #2.: Declare a Dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Madhur Bajaj as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Nanoo Pamnani as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors of the Company for        ISSUER            YES             FOR                  FOR

 the period commencing from the conclusion of this

AGM till the conclusion of the next AGM and approve

to fix their remuneration

PROPOSAL #6.: Appoint Mr. Naresh Chandra as a Board          ISSUER            YES             FOR                  FOR

of Director of the Company, who retires by rotation

as an additional Director on 11 SEP 2008 and who

holds office as such up to the conclusion of this AGM

 of the Company as required by the Section 257 of the

 Companies Act, 1956

PROPOSAL #S.7.a: Authorize the Board of Directors of         ISSUER            YES             FOR                  FOR

the Company, pursuant to the provisions of Section

81[1A] and all other applicable provisions, if any,

of the Companies Act, 1956, the relevant provisions

of the Articles of Association of the Company, the

listing agreement with the stock exchanges and the

provisions of the Securities and Exchange Board of

India [Employee Stock Option Scheme and Employee

Stock Purchase Scheme] guidelines, 1999, [the

Guidelines] and including any statutory

modification(s) or re-enactment of the Act or the

Guidelines, for the time being in force and subject

to such other approvals. permissions and sanctions,

as may be necessary and subject to such conditions

and modifications as may be prescribed or imposed

while granting such approvals, permissions a

sanctions which may be agreed to by the board of

directors of the company in its sole discretion [here

 in after referred to as the 'Board', which

expression shall also include any Committee including

 compensation Committee constituted by the Board for

this purpose], the consent of the company to create,

offer, issue and allot at any time to or for the

benefit of such person(s), who are in the permanent

employment [Management category] including whole-time

 Directors of the Company, present or future, as may

be decided solely by the Board under the scheme

titled 'Employee Stock Option Scheme' [hereinafter

referred to as 'the ESOS' or 'the scheme'] such

number of equity shares and / or equity linked

instruments [including options], equity shares issued

 through Global Depository Receipts ['GDRs'] and / or

 any other instruments or securities of the Company,

which would give rise to the issue of equity shares,

not exceeding 2,200,000 equity shares at such price,

in such manner, during such period, in one or more

tranches and on such other terms and conditions as

the Board may decide in accordance with the

regulations or other provisions of the law as may be

prevailing at the relevant time; that the said

securities may be allotted directly to such employees

 or in accordance with a scheme framed in that behalf

 through any appropriate mechanism, including a trust

 or other entity which may be set up in any

permissible manner for that purpose and that such

scheme may also contain provisions for providing

financial assistance to the employees / trust /

entity to enable the employees / trust / entity to

acquire, purchase or subscribe to the securities of

the Company; that such shares as are issued by the

Company in the manner aforesaid shall rank pari-passu

 in all respects with the then existing fully paid up

 shares of the Company save and except that the

dividend, if any, payable in respect of the shares

shall be paid proportionately from the date of

allotment; the Board [including the compensation

Committee] to take necessary steps for listing of the

 securities allotted under the ESOS on the Stock

Exchanges, where the securities of the Company are

listed as per the provisions of the Listing Agreement

PROPOSAL #S.7.b: Approve that pursuant to the                     ISSUER            YES             FOR                  FOR

provisions of Section 81[1A] and all other applicable

 provisions, if any, of the Companies Act, 1956, the

relevant provisions of the Articles of Association of

 the Company, the listing agreement with the stock

exchanges and the provisions of the Securities and

Exchange Board of India [Employee Stock Option Scheme

 and Employee Stock Purchase Scheme] guidelines,

1999, [the Guidelines] and including any statutory

modification(s) or re-enactment of the Act or the

guidelines, for the time being in force and subject

to such other approvals, permissions and sanctions,

as may be necessary and subject to such conditions

and modifications as may be prescribed or imposed

while granting such approvals, permissions and

sanctions, which may be agreed to by the Board of

Directors of the Company in its sole discretion

[hereinafter referred to as the Board, which express

on shall also include any Committee including

compensation Committee constituted by the Board for

this purpose] to extend the benefits of said ESOS

referred to in the Resolution under No. 7[a] in this

notice to the employees of the holding or subsidiary

Companies and associates / group Companies and

business associates and / or to such other persons,

as may from time to time be allowed under prevailing

laws, rules and regulations, and / or amendments

thereto from time to time on such terms and

conditions as may be decided by the Board, authorize

the Board [including the compensation Committee] to

take necessary steps for listing of the securities

allotted under the ESOS on the Stock Exchanges, where

 the securities of the Company are listed as per the

provisions of the Listing Agreement with the

concerned Stock Exchanges and other applicable

guidelines, rules and regulations; for the purpose of

 giving effect to the above resolutions, on behalf of

 the Company to evolve, decide upon and bring into

effect the scheme and to make any modifications,

changes, variations, alterations or revisions in the

said Scheme from time to time or to suspend, withdraw

 or revive the scheme from time to time as may be

specified by any statutory authority and to do all

other acts, deeds, matters and things as are

necessary to give effect to the above resolutions and

 with power on behalf of the Company to settle any

questions or difficulties that may arise with regard

to the creation, offer issue and allotment of shares

without requiring the Board to secure any further

consent or approval of the Members of the Company in

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAJAJ HLDGS & INVT LTD

  TICKER:                  N/A                 CUSIP:   Y0546X143

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit and loss

account for the YE 31 MAR 2009 and the Directors' and

 the Auditors' reports thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. S.H. Khan as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #4.: Re-appoint Mr. D.J. Balaji Rao as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors of the Company for        ISSUER            YES             FOR                  FOR

 the period commencing from the conclusion of this

AGM till the conclusion of the next AGM and approve

to fix their remuneration

PROPOSAL #6.: Appoint Mr. Naresh Chandra as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

PROPOSAL #7.: Appoint Mr. P. Murari as a Director of         ISSUER            YES             FOR                  FOR

the Company, who is liable to retire by rotation

PROPOSAL #S.8: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company [hereinafter referred to as the Board,

which term shall include any Committee of the Board

constituted/to be constituted to exercise its powers,

 including the powers conferred by this resolution]

and pursuant to the provisions of Section 81[1A] and

all other applicable provisions, if any, of the

Companies Act, 1956 including any statutory

modification[s] or reenactment thereof for the time

being in force and in accordance with the relevant

provisions of the Memorandum and Articles of

Association of the Company, the rules/

regulations/guidelines, if any, prescribed by the

Securities and Exchange Board of India and / or other

 regulatory authority, the Listing Agreement entered

into by the Company with Stock Exchanges where the

equity shares of the Company are listed and subject

to approvals[s], consent[s], permission[s] and/or

sanction[s], if any, of appropriate authorities,

institutions or bodies as may be required and subject

 to such conditions as may be prescribed by any of

them while granting any such approval[s], consent[s],

 permission[s] and/or sanction[s], to create, offer,

issue and allot warrants, entitling the warrant

holder[s] from time to time to apply for equity

shares of the Company in one or more tranches, to

existing promoter/promoter group and/or their

associates/nominees/group companies/ persons acting

in concert, whether or not they are members of the

Company, on preferential issue basis through offer

letter and/or circular and/or information Memorandum

and/or private placement Memorandum and/or such other

 documents/writings, in such manner and on such terms

 and conditions as may be determined by the Board in

its absolute discretion, provided that the aggregate

number of resultant equity shares of the Company to

be issued against such warrants shall not exceed

10,110,000 fully paid equity shares of the face value

 of INR 10 each at a price not less than the higher

of the following: a] the average of the weekly high

and low of the closing prices of the Company's shares

 on a Stock Exchange during the six months preceding

the 'relevant date'; or b] the average of the weekly

high and low of the closing prices of the Company's

shares quoted on a Stock Exchange during the two

weeks preceding the 'relevant date', the 'relevant

date' for this purpose being Tuesday, 16 JUN 2009,

which is thirty days prior to the date of the AGM;

approve that the resultant equity shares to be issued

 and allotted upon exercise of right attached to the

warrants in accordance with the term of the offer[s]

shall rank pari passu with the then existing equity

shares of the Company in all respects and be listed

on the Domestic Stock Exchanges, where the equity

shares of the Company are listed; and authorize the

Board, for the purpose of giving effect to the above,

 to take all actions and do all such deeds, matters

and things as it may, in its absolute discretion,

deem necessary, desirable or expedient to the issue

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAKER HUGHES INCORPORATED

  TICKER:                  BHI                 CUSIP:   057224107

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE ISSUANCE OF              ISSUER            YES             FOR                  FOR

SHARES OF BAKER HUGHES COMMON STOCK PURSUANT TO THE

AGREEMENT AND PLAN OF MERGER, DATED AS OF AUGUST 30,

2009, BY AND AMONG BAKER HUGHES INCORPORATED, BSA

ACQUISITION LLC AND BJ SERVICES COMPANY (AS IT MAY BE

 AMENDED FROM TIME TO TIME).

PROPOSAL #02: PROPOSAL TO APPROVE THE AMENDMENT TO            ISSUER            YES             FOR                  FOR

THE BAKER HUGHES INCORPORATED 2002 DIRECTOR & OFFICER

 LONG-TERM INCENTIVE PLAN.

PROPOSAL #03: PROPOSAL TO APPROVE THE AMENDMENT TO            ISSUER            YES             FOR                  FOR

THE BAKER HUGHES INCORPORATED 2002 EMPLOYEE LONG-TERM

 INCENTIVE PLAN.

PROPOSAL #04: ANY PROPOSAL TO AUTHORIZE THE BAKER              ISSUER            YES             FOR                  FOR

HUGHES BOARD OF DIRECTORS, IN ITS DISCRETION, TO

ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES

IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE

ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL

MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAKER HUGHES INCORPORATED

  TICKER:                  BHI                 CUSIP:   057224107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LARRY D. BRADY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLARENCE P. CAZALOT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHAD C. DEATON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD P. DJEREJIAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY G. FERNANDES                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAIRE W. GARGALLI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PIERRE H. JUNGELS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES A. LASH                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. LARRY NICHOLS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. JOHN RILEY, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES L. WATSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.W. STEWART**                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES L. PAYNE**                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2010

PROPOSAL #03: MANAGEMENT PROPOSAL NO. 1 REGARDING THE        ISSUER            YES             FOR                  FOR

 APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF

INCORPORATION THAT WOULD, SUBJECT TO ANY LIMITATIONS

THAT MAY BE IMPOSED IN THE BYLAWS, REQUIRE OUR

CORPORATE SECRETARY TO CALL SPECIAL STOCKHOLDER

MEETINGS FOLLOWING A REQUEST FROM THE HOLDERS OF 25%

OF OUR VOTING STOCK

PROPOSAL #04: STOCKHOLDER PROPOSAL NO. 1 REGARDING        SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTE STANDARD FOR DIRECTOR ELECTIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BALL CORPORATION

  TICKER:                  BLL                 CUSIP:   058498106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN A. HAYES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HANNO C. FIEDLER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. LEHMAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGIA R. NELSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERIK H. VAN DER KAAY                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITOR

 FOR THE CORPORATION FOR 2010.

PROPOSAL #03: PROPOSAL TO APPROVE THE 2010 STOCK AND         ISSUER            YES             FOR                  FOR

CASH INCENTIVE PLAN.

PROPOSAL #04: PROPOSAL TO HAVE SHAREHOLDERS AT EACH      SHAREHOLDER        YES         AGAINST               FOR

ANNUAL MEETING ADOPT A NONBINDING ADVISORY RESOLUTION

 TO RATIFY THE COMPENSATION OF THE NAMED EXECUTIVE

OFFICERS.

PROPOSAL #05: PROPOSAL TO HAVE THE BOARD OF DIRECTORS   SHAREHOLDER        YES             FOR               AGAINST

 ADOPT A RULE TO REDEEM ANY CURRENT OR FUTURE RIGHTS

PLAN UNLESS SUCH PLAN OR AMENDMENTS TO THE PLAN ARE

SUBMITTED TO A SHAREHOLDER VOTE, AS A SEPARATE BALLOT

 ITEM, WITHIN 12 MONTHS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BALOISE-HOLDING AG, BASEL

  TICKER:                  N/A                 CUSIP:   H04530202

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the business review, the 2009          ISSUER            YES             FOR                  FOR

annual financial statements and the 2009 consolidated

 financial statements

PROPOSAL #2.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #3.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings

PROPOSAL #4.1.: Re-elect Dr. Georg F. Krayer                       ISSUER            YES             FOR                  FOR

PROPOSAL #4.2.: Re-elect Werner Kummer                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.3.: Re-elect Prof. Dr. Gertrud Hoehler             ISSUER            YES             FOR                  FOR

PROPOSAL #4.4.: Re-elect Dr. Hansjoerg Frei                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.5.: Election of Dr. Michael Becker                    ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appointment of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

LTD. as the Auditing Firm

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA CARIGE SPA CASSA DI RISPARMIO DI GENOVA E IM

  TICKER:                  N/A                 CUSIP:   T0881N128

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to issue, in 1 or more                       ISSUER             NO              N/A                  N/A

tranches, within 1 year, convertible bonds to be

offered to the shareholders, for a max countervalue

of EUR 400 million and amend Article 5 of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA CARIGE SPA CASSA DI RISPARMIO DI GENOVA E IM

  TICKER:                  N/A                 CUSIP:   T0881N128

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approve the financial statements as at        ISSUER             NO              N/A                  N/A

 31 DEC 2009, the Board of Directors report, the

Board of Auditors report, adjournment thereof

PROPOSAL #A.2: Approve the communication of Banca              ISSUER             NO              N/A                  N/A

Carige Group consolidated financial statements at 31

DEC 2009

PROPOSAL #A.3: Approve the Directors appointment                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: Approve the resolutions ex Article              ISSUER             NO              N/A                  N/A

2357 civil code [buy and sell own shares] and Article

 N. 132 d.l. 24/2/1998 N. 58

PROPOSAL #A.5: Grant authority to make an insurance          ISSUER             NO              N/A                  N/A

policy regarding civil responsibility of Board Members

PROPOSAL #A.6: Approve the remuneration policies                ISSUER             NO              N/A                  N/A

information

PROPOSAL #E.1: Amend the Article N. 20, 22, 25 and 28        ISSUER             NO              N/A                  N/A

 of Corporate Bylaw

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA

  TICKER:                  N/A                 CUSIP:   T1188A116

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the stock granting event for            ISSUER             NO              N/A                  N/A

the FY 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA

  TICKER:                  N/A                 CUSIP:   T1188A116

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Re-appoint the Board of Statutory                ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #E.1: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Antenore finance and Theano finance

into Mps

PROPOSAL #E.2: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Mps Banca Personale into Mps

PROPOSAL #E.3: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Mps Sim into Mps

PROPOSAL #E.4: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Siena Mortgages into Mps

PROPOSAL #E.5: Approve the merger through                            ISSUER             NO              N/A                  N/A

incorporation of Ulisse into Mps

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA MONTE DEI PASCHI DI SIENA SPA, SIENA

  TICKER:                  N/A                 CUSIP:   T1188A116

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet and                          ISSUER             NO              N/A                  N/A

consolidated balance sheet as of 31 DEC 2009

PROPOSAL #2: Approve the resolutions in relation to          ISSUER             NO              N/A                  N/A

the purchase and sale of own shares ex Article 2357

and 2357 TER of the Civil Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCA POPOLARE DI MILANO BPM BIPIEMME, MILANO

  TICKER:                  N/A                 CUSIP:   T15120107

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of            ISSUER             NO              N/A                  N/A

Directors and of the Board of Auditors on 2009

balance sheet, examination balance sheet and related

resolutions

PROPOSAL #O.2: Approve the examination and                          ISSUER             NO              N/A                  N/A

resolutions on the Banks remuneration policies

PROPOSAL #O.3: Approve, according to a proposal                 ISSUER             NO              N/A                  N/A

motivated by the Board of Auditors, integration of

the emolument of Reconta Ernst and Young SPA in

charge of the auditing office for FY's from 2007 to

2015, related and consequential resolutions

PROPOSAL #E.1: Approve, as per Article 2505 of the            ISSUER             NO              N/A                  N/A

Civil Code, the Plan for the Merger by Incorporation

of BIPIEMME Private Banking SIM SPA into BANCA

Popolare Di Milano SCRL on the basis of the financial

 status as of 31 DEC 2009, related and consequential

resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO BILBAO VIZCAYA ARGENTARIA SA, BILBAO

  TICKER:                  N/A                 CUSIP:   E11805103

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and the              ISSUER            YES             FOR                  FOR

Management Report

PROPOSAL #2.1: Ratify and re-elect Mr. Francisco                ISSUER            YES             FOR                  FOR

Gonzalez Rodriguez as a Board Member

PROPOSAL #2.2: Ratify and re-elect Mr. Angel Cano              ISSUER            YES             FOR                  FOR

Fernandez as a Board Member

PROPOSAL #2.3: Re-elect Mr. Ramon Bustamante Y De La         ISSUER            YES             FOR                  FOR

Mora as a Board Member

PROPOSAL #2.4: Re-elect Mr. Ignacio Ferrero Jordi as         ISSUER            YES             FOR                  FOR

a Board Member

PROPOSAL #3.: Grant authority to purchase own shares         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve of the retribution program in          ISSUER            YES             FOR                  FOR

shares in 2010 and 2011 for the Managers

PROPOSAL #5.: Re-elect the Auditors                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the delegation of powers                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO BPI SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X03168410

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to resolve on BANCO BPIS                     ISSUER             NO              N/A                  N/A

individual and consolidated annual report and

accounts for the FY 2009

PROPOSAL #2: Approve to resolve on the proposed                 ISSUER             NO              N/A                  N/A

appropriation of net income for 2009

PROPOSAL #3: Approve to generally consider BANCO BPIS        ISSUER             NO              N/A                  N/A

 Management and Supervision

PROPOSAL #4: Approve to resolve on statements issued         ISSUER             NO              N/A                  N/A

by the remuneration committee and regarding,

respectively the remuneration policy of the Board and

 Supervisory Members, and the remuneration policy of

the persons discharging managerial responsibilities

within BANCOBPI

PROPOSAL #5: Approve to resolve on the acquisition            ISSUER             NO              N/A                  N/A

and disposal of own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO COMERCIAL PORTUGUES, SA, PORTO

  TICKER:                  N/A                 CUSIP:   X03188137

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual consolidated                ISSUER             NO              N/A                  N/A

annual report, balance sheet and the financial

statements of 2009

PROPOSAL #2: Approve the distribution of 2009 results        ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve to carry out general analysis of        ISSUER             NO              N/A                  N/A

 management Auditing of the Company W/Latitude

foreseen in law

PROPOSAL #4: Approve the statement issued by                       ISSUER             NO              N/A                  N/A

remuneration welfare committee on remuneration policy

 of executive Board of Directors

PROPOSAL #5: Approve the statement issued by                       ISSUER             NO              N/A                  N/A

remuneration welfare committee on remuneration policy

 of supervisory Board

PROPOSAL #6: Approve the remuneration of members of          ISSUER             NO              N/A                  N/A

remunerations welfare committee

PROPOSAL #7: Ratify the appointment by supervisory            ISSUER             NO              N/A                  N/A

Board of Mr.Miguel Pinheiro as member of executive

Board of Director, during the period of suspension of

 Mr. Armando Antonio Martins Vara

PROPOSAL #8: Ratify the appointment of Mr. Vitor                ISSUER             NO              N/A                  N/A

Fernandes, made by executive Board of Director; to

exercise position of Vice-Chairman during suspension

of Mr. Armando Antonio Martins Vara

PROPOSAL #9: Approve the purchase sale of own shares         ISSUER             NO              N/A                  N/A

PROPOSAL #10: Approve the purchase sale of own bonds         ISSUER             NO              N/A                  N/A

PROPOSAL #11: Approve the alteration of Articles of          ISSUER             NO              N/A                  N/A

Association

PROPOSAL #12: Approve the alter until end of current         ISSUER             NO              N/A                  N/A

triennial the Number of members of the executive

Board to 9, fulfilling the consequent vacancies

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DE CHILE, SANTIAGO

  TICKER:                  N/A                 CUSIP:   P0939W108

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the bylaws by the introduction of         ISSUER            YES             FOR                  FOR

a temporary article that has as its purpose to

specify the distributable net profit to carry out

that which was agreed to in the contract dated 08 NOV

 1996, entered into between the Central Bank of Chile

 and SM Chile S.A., in accordance with law number

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DE CHILE, SANTIAGO

  TICKER:                  N/A                 CUSIP:   P0939W108

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Banco De Chile's annual report,        ISSUER            YES             FOR                  FOR

 financial statements and report of the External

Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the distribution of the net              ISSUER            YES             FOR                  FOR

income for the FYE 31 DEC 2009 and dividend no 198 in

 the amount of CLP 3.496813 per share, which

represents 100% of the Bank's net income for year

2009, said dividend by the shareholders meeting shall

 be paid at the Bank's principal offices immediately

after the meeting

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the Directors and Audit                     ISSUER            YES             FOR                  FOR

Committee's remuneration and of its budget

PROPOSAL #5.: Approve the nomination of the External         ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #6.: Approve the Directors and Audit                     ISSUER            YES             FOR                  FOR

Committee report

PROPOSAL #7.: Approve the information with respect of        ISSUER            YES             FOR                  FOR

 related transactions pursuant Chilean Corporation

Law [Ley Sobre Sociedades Anonimas]

PROPOSAL #8.: Other matters                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DE ORO UNIBANK INC

  TICKER:                  N/A                 CUSIP:   Y0560W104

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Call to order                                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Proof of notice and determination of            ISSUER            YES             FOR                  FOR

existence of quorum

PROPOSAL #3.: Approve the minutes of the previous              ISSUER            YES             FOR                  FOR

annual meeting of stockholders held on 28 MAY 2009

PROPOSAL #4.: Receive the President's report                       ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Ratify all the acts of the Board of              ISSUER            YES             FOR                  FOR

Directors and Management during their term of office

PROPOSAL #6.1: Election of Christopher A. Bell-Knight        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #6.2: Election of Corazon S. De La Paz-                ISSUER            YES             FOR                  FOR

Bernardo as a Director

PROPOSAL #6.3: Election of Jesus A. Jacinto, Jr. as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6.4: Election of Cheo Chai Hong as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.5: Election of Antonio C. Pacis as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.6: Election of Henry T. SY, Jr. as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.7: Election of Teresita T. SY as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.8: Election of Josefina N. Tan as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #6.9: Election of Nestor V. Tan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.10: Election of Teodoro B. Montecillo as         ISSUER            YES             FOR                  FOR

an Independent Director

PROPOSAL #6.11: Election of Jimmy T. Tang as an                 ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #7.: Appointment of the External Auditor               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Other matters                                                     ISSUER             NO              N/A                  N/A

PROPOSAL #9.: Adjournment                                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DE SABADELL SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E15819191

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts (balance            ISSUER            YES             FOR                  FOR

sheet, Profit and loss account, statement of changes

in net assets for the year, cash flow statements and

annual report) together with the management report of

 Banco de Sabadell, S.A., and its consolidated group

and the report on Remuneration Policy) allocation of

profits and distribution of the dividend; approve the

 Corporate Management;  all the aforementioned

referred to the YE 31 DEC 2009; it also includes the

report explaining the aspects of the Management

report provided in Article 116 B of the Law on the

securities market

PROPOSAL #2.1: Approve the modification of Article 59        ISSUER            YES             FOR                  FOR

 BIS and introduction of the new Article 82 BIS

PROPOSAL #2.2: Approve the modification of Article 10        ISSUER            YES             FOR                  FOR

 and 13 of the shareholders general meeting

PROPOSAL #2.3: Approve the modification of Article            ISSUER            YES             FOR                  FOR

13,14 and 15 of the Boards Members regulations

PROPOSAL #3.: Approve the retribution to the                       ISSUER            YES             FOR                  FOR

shareholders with own shares

PROPOSAL #4.1: Re-election of Mr. Jose Oliu Creus as         ISSUER            YES         AGAINST           AGAINST

the Board Member

PROPOSAL #4.2: Re-election of Mr. Joaquin Folch-                ISSUER            YES             FOR                  FOR

Rusinol Corachan as an Independent Board Member

PROPOSAL #4.3: Re-election of Mr. Miguel Bosser                 ISSUER            YES         AGAINST           AGAINST

Rovira as an Independent Board Member

PROPOSAL #5.: Approve the incentive plan for the                ISSUER            YES             FOR                  FOR

Managers of the Banco Sabadell Group

PROPOSAL #6.: Approve the delegation to the Board              ISSUER            YES             FOR                  FOR

Members to increase up the social capital

PROPOSAL #7.: Approve the delegation to the Board              ISSUER            YES             FOR                  FOR

Members to issue non convertible fix income

PROPOSAL #8.: Approve the delegation to the Board              ISSUER            YES             FOR                  FOR

Members to issue convertible valuables

PROPOSAL #9.: Grant authority to purchase own shares         ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-election, in accordance with the            ISSUER            YES             FOR                  FOR

provisions of Article 204 of the Limited Companies

Act (Ley de Sociedades Anonimas), of the Company,

PricewaterhouseCoopers Auditores, Sociedad Limitada,

as Auditors of the Company Accounts and the

consolidated annual accounts of its Group, for a

further period of one year

PROPOSAL #11.: Approve the delegation of powers                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DE VALENCIA SA, VALENCIA

  TICKER:                  N/A                 CUSIP:   E16100369

  MEETING DATE:      3/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Management Board, annual              ISSUER            YES             FOR                  FOR

accounts, Management report and applying of the

result referred to the accounting year closed on 31

PROPOSAL #2: Approve the modification of the Article         ISSUER            YES             FOR                  FOR

37 in order to include distribution of dividends  and

 other distributions

PROPOSAL #3: Approve to increase of social capital in        ISSUER            YES             FOR                  FOR

 EUR 2,367,016.25 charged to issue premium by means

of issue 9,468,065 shares of EUR 0.25 nominal each

one, one new share for 50 old shares

PROPOSAL #4: Approve the renouncement of the unused          ISSUER            YES             FOR                  FOR

portion given to the Board on MAR 2009 to set a new

issue

PROPOSAL #5: Re-elect the Auditor                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Approve the renoncemet to the                          ISSUER            YES         AGAINST           AGAINST

authorization to purchase own shares and new

authorization with the same goal within the limits of

 the law for corporations

PROPOSAL #7: Approve the presentation and deposit by         ISSUER            YES             FOR                  FOR

the Boards Members the annual accounts and Management

 report

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the minutes                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL S A MEDIUM  TERM NTS BOOK ENTRY 14

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.A: Approve the Merger of the shares of            ISSUER            YES             FOR                  FOR

Besc S.A. Arrendamento Mercantil Bescleasing and of

Besc Financeira S.A. Credito, Financiamento E

Investimentos Bescredi by Banco Do Brasil S.A., to

examine, discuss and approve the protocol and

justification of merger of Besc S.A. Arrendamento

Mercantil Bescleasing Company being merged and of

Besc Financeira S.A. Credito, Financiamento E

Investimentos Bescredi Company being merged by Banco

Do Brasil S.A. Company conducting the Merger

PROPOSAL #I.B: Approve and ratify the appointment of         ISSUER            YES             FOR                  FOR

KPMG Auditores Independentes, with Corporate Taxpayer

 Id Cnpjmf Number 57.755.217.0001.29, with its Head

Office at Rua Dr. Renato Paes De Barros, 33, 17th

floor, Itaim Bibi, Sao Paulo, Sao Paulo, as the

Company responsible for the book equity valuation

reports being merged and of the Company conducting

the merger

PROPOSAL #I.C: Approve and ratify the appointment of         ISSUER            YES             FOR                  FOR

the Company PricewaterhouseCoopers Corporate Finance

and recovery Ltda., with Corporate Taxpayer Id Cnpjmf

 Number 05.487.514.0001.37, with its Head Office at

Avenida Francisco Matarazzo 1400, first floor, left

side part, Torre Torino, Agua Branca neighborhood,

Sao Paulo, Sao Paulo, responsible for the valuation

report of the Company conducting the merger according

 to the trading price of its shares on the securities

PROPOSAL #I.D: Approve and examine and the valuation         ISSUER            YES             FOR                  FOR

reports

PROPOSAL #I.E: Approve and declare the mergers of the        ISSUER            YES             FOR                  FOR

 Companies Bescleasing and Bescredi into Banco Do

Brasil S.a. effective, in accordance with the terms

of the protocol and justification of merger, as well

as to authorize the management of Banco Do Brasil

S.A. to do all the complementary acts necessary to

the mentioned mergers

PROPOSAL #I.F: Approve the increase of Banco Do                 ISSUER            YES             FOR                  FOR

Brasil S.A. share capital as a function of the

mentioned Corporate Mergers, through the transfer of

the equity of the Companies being merged to the

Company conducting the merger, in accordance with the

 terms of the protocol and justification of merger

PROPOSAL #II: Approve the capitalization of the                 ISSUER            YES             FOR                  FOR

balances recorded in the capital reserve donations

and tax incentives and profit reserve Bylaws reserve

and operating margin reserve, without the issuance of

 new shares

PROPOSAL #III: Approve the increase of the authorized        ISSUER            YES             FOR                  FOR

 capital

PROPOSAL #IV: Approve the amendment of the Article 7         ISSUER            YES             FOR                  FOR

and 8 of the Corporate Bylaws resulting from the

matters contained in items I, II and III

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL S A MEDIUM  TERM NTS BOOK ENTRY 14

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Receive the administrators accounts, to        ISSUER             NO              N/A                  N/A

 examine, discuss and vote on the administrators

report, the financial statements and the accounting

statements accompanied by the independent Auditors

report regarding the FYE on 31 DEC 2009

PROPOSAL #II.: Approve to deliberate on the                        ISSUER             NO              N/A                  N/A

distribution of the FYs net profits and the

distribution of dividends

PROPOSAL #III.: Election of the Members of the                   ISSUER             NO              N/A                  N/A

Finance Committee

PROPOSAL #IV.: Approve to set the remuneration for            ISSUER             NO              N/A                  N/A

the Members of Financial Committee

PROPOSAL #V.: Approve to set the Directors                          ISSUER             NO              N/A                  N/A

remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the share capital            ISSUER            YES             FOR                  FOR

increase of Banco Do Brasil S.A., in light of the

Corporate Mergers of Banco Do Estado Ee Santa

Catarina S.A. Besc, of Besc S.A. Credito Imobiliario

Bescri, of Banco Do Estado Do Piaui S.A. Bep, and of

the capitalization of the balance recorded in

expansion reserves, this without the issuance of new

PROPOSAL #2.: Amend the Article 7 of the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of Banco Do Brasil S.A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification         ISSUER            YES             FOR                  FOR

of merger of Banco Nossa Caixa S.A. into Banco Do

Brasil S.A

PROPOSAL #2.: Approve and ratify the appointment [i]         ISSUER            YES             FOR                  FOR

of the Company PricewaterhouseCoopers Corporate

Finance and Recovery LTDA, with Corporate Taxpayer Id

 CNPJ-MF Number 05.487.514-0001-37, with its

headquarters at Avenida Francisco Matarazzo Number

1400, first floor, left side (part), Torre Torino,

Agua Branca Neighborhood, Sao Paulo, Sao Paulo, as

being responsible for the valuation report for Banco

Do Brasil S.A according to the trading price of the

shares on the securities market and according to the

economic value determined using the discounted cash

flow method [ii] of Banco Fator S.A, with corporate

taxpayer ID CNPJ-MF Number 33.644.196-0001-06, with

its headquarters at Rua Dr. Renato Paes de barros,

number 1017, eleventh and twelfth floors, Itaim Bibi,

 Sao Paulo, Sao Paulo, as being responsible for the

valuation report for Nossa Caixa S.A, according to

the economic value determined using the discounted

cash flow method iii. of KPMG Auditores

Independentes, with corporate taxpayer id CNPJ-MF

Number 57.755.217-0001-29, with its headquarters at

rua dr. renato paes de barros, number 33, seventeenth

 floor, itaim bibi, sao paulo, sao paulo, as being

responsible for the book equity valuation report for

PROPOSAL #3.: Approve the valuation reports mentioned        ISSUER            YES             FOR                  FOR

 in item 2 above

PROPOSAL #4.: Approve and declare effective the                 ISSUER            YES             FOR                  FOR

corporate merger of Banco Nossa Caixa S.A. into Banco

 Do Brasil S.A. in accordance with the terms of the

protocol and justification of merger, as well as to

authorize the management of Banco Do Brasil S.A. to

do all the complementary acts necessary for the

mentioned merger

PROPOSAL #5.: Approve the capital increase of Banco          ISSUER            YES             FOR                  FOR

Do Brasil S.A. as a function of the Corporate merger

referred to above, through the transfer of the net

equity from the Company being merged to the Company

carrying out the merger, in accordance with the terms

 of the protocol and justification of the merger

PROPOSAL #6.: Amend the Article 7 of the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of Banco Do Brasil S.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to conducting a public offering         ISSUER            YES             FOR                  FOR

for the primary distribution of shares issued by

Banco Do Brasil S.A. in conjunction with a public

offering for the secondary distribution of shares

issued by Banco Do Brasil S.A. owned by certain

selling shareholders, to be conducted in Brazil, on

the unorganized over the counter market, in

accordance with the procedures established by

securities commission, from here onward the CVM,

instruction number 400 of 29 DEC 2003, as amended,

and, also, with efforts at placement abroad, using

the investment mechanisms regulated by the national

monetary council, by the Central Bank of Brazil and

by the CVM, in United States of America, for

qualified institutional investors, as defined in Rule

 144A published by the securities and exchange

PROPOSAL #CONT: CONTD..from here onward the sec in            ISSUER             NO              N/A                  N/A

transactions that are exempt from registration in

accordance with that which is provided for in the

Securities Act of 1933, from here onward the

securities act, and in the regulations published on

the basis of the securities act and, in other

countries, in accordance with the law in effect in

the country of domicile of each investor and in

accordance with regulation'S published by the sec,

from here onward the offering, and definition of the

other conditions of the offering, except for the

issuance price of the shares

PROPOSAL #2: Approve to increase of the share capital        ISSUER            YES             FOR                  FOR

 of Banco Do Brasil S.A., within the limits of the

authorized capital, accordance with the terms of its

Corporate Bylaws, through the issuance of 286,000,00

0 new, common shares, all of which a re nominative,

book entry and with no par value, free and

unencumbered by any encumbrance or lien, which will

be the object of a public subscription within the

framework of the offering, with a reduction of the

period for the exercise of the preemptive right to a

minimum of three days, in accordance with the terms

of the sole paragraph of Article 8 of the Corporate

Bylaws and Article 172, I, of Law Number 6404 15 DEC

1976, as amended, from here onward the Corporations

Law, with it being the case that the exact period for

 the exercise of the preemptive right i) will be

defined within the framework .CONTD

PROPOSAL #CONT: CONT of the offering, with the                   ISSUER             NO              N/A                  N/A

objective of making the exercise of the preemptive

right compatible with the procedure of the offering,

ii) should be contained within the offering

documents, including notices to the market and an

announcement that it is beginning, and iii) it will

be the subject of a specific notice to the

shareholders of Banco Do Brasil S.A. with detail'S

regarding the exercise of the pre emptive right. all

the new, common shares issued will have the right t

receive dividends and interest on shareholder equity

that may be declared by Banco Do Brasil S.A.

beginning on the date of settlement of the shares

that are the object of the offering and to all the

other rights and benefits that may be conferred to

the other common shares of Banco Do Brasil S.A., on

PROPOSAL #3: Approve the disposition of the shares in        ISSUER            YES             FOR                  FOR

 treasury arising from the processes of the merger of

 Banco Do Estado De Santa Catarina S.A. of Besc S.A.

Credito Imobiliario and of Banco Do Estado Do Piaui

S.A.

PROPOSAL #4: Authorize the board of Directors of                ISSUER            YES             FOR                  FOR

powers to establish the issuance price of the shares

that are the object of the capital increase, in

accordance with the terms of Article 170, Paragraph

2, of the Corporations Law, observing the book

building procedure to be carried out within the

framework of the offering, in the manner that is

provided for in Article 170, Paragraph 1, of the

Corporations Law and Article 44 of CVM Instruction 400

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

ratify the respective share capital increase, once

the subscription and paying in of the shares to be

issued as a result of the capital increase within the

 framework of the offering is verified

PROPOSAL #6: Authorize the Board of Directors to take        ISSUER            YES             FOR                  FOR

 all the measures and do all the acts that may be

necessary or convenient for carrying out the

offering, as well as to ratify all the other acts

that have already been done

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the protocol and justification         ISSUER            YES             FOR                  FOR

of merger of Banco Popular Do Brasil S.A., which is

the Company being merged, into Banco Do Brasil S.A

which is the company conducting the merger

PROPOSAL #2.: Approve and ratify the appointment of          ISSUER            YES             FOR                  FOR

KPMG Auditors Independentes, with corporate taxpayer

ID number 57.755.217.0001.29 ,with its headquarters

at RUA Dr. Renato Paes De Barros, 33, 17th floo r,

Itaim Bibi, Sao Paulo, as responsible for the

evaluation report of the book shareholder equity of

the Company being merged

PROPOSAL #3.: Approve the evaluation report mentioned        ISSUER            YES             FOR                  FOR

 in the previous item

PROPOSAL #4.: Approve and declare effective the                 ISSUER            YES             FOR                  FOR

corporate merger of Banco Popular Do Brasil S.A. into

 Banco Do Brasil S.A. in accordance with the terms of

 the protocol and justification of merger, as well as

 to authorize the management of Banco Do Brasil S.A

to do all the complementary acts necessary for the

mentioned merger

PROPOSAL #5.: Approve the transfer of the shareholder        ISSUER            YES             FOR                  FOR

 equity from the Company being merged to the Company

carrying out the merger, in accordance with the terms

 of the protocol and justification of merger

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO DO BRASIL SA BB BRASIL, BRASILIA

  TICKER:                  N/A                 CUSIP:   P11427112

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the acquisition, by Banco Do              ISSUER            YES             FOR                  FOR

Brasil S.A., of a corporate ownership interest

equivalent to 366,825,016 common, book entry, class B

 shares of Banco Patagonia S.A., corresponding to 51%

 of the share capital and of the voting capital in

circulation, in the same proportion, in light of the

provision in line I of Article 256 and line B of the

sole paragraph of Article 247, both in Law 6404 of 15

 DEC 1976, from here onward the Brazilian Corporate

PROPOSAL #2: Ratify the share purchase and sale                 ISSUER            YES             FOR                  FOR

agreement, accompanied by the valuation report of

Banco Patagonia S.A., in accordance with the terms of

 paragraph 1 of Article 256 of the Brazilian

Corporate law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO ESPIRITO SANTO SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X0346X153

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Luis Carlos Trabuco Cappi as         ISSUER             NO              N/A                  N/A

a Member of the Board of Directors, until the end of

the current mandate [2008 to 2011], increasing the

number of Members of the Board of Directors of Banco

Espirito Santo, S.A., from 26 to 27 Members

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO ESPIRITO SANTO SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X0346X153

  MEETING DATE:      4/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the management report, the                 ISSUER             NO              N/A                  N/A

corporate governance report and the remaining

individual reporting documents relative to FY 2009

accounts

PROPOSAL #2: Receive the consolidated management                ISSUER             NO              N/A                  N/A

report, the consolidated accounts and the remaining

consolidated reporting documents relative to FY 2009

accounts

PROPOSAL #3: Approve the allocation of results                    ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve to make a general assessment of         ISSUER             NO              N/A                  N/A

BES Management and Supervision

PROPOSAL #5: Approve the recommendations recently              ISSUER             NO              N/A                  N/A

issued by the supervision authorities, to resolve on

the Remuneration Committee and Board of Directors'

statements on the Remuneration Policy of BES

Corporate and supervision bodies and remaining BES

Managers, respectively

PROPOSAL #6: Approve to create a Variable                            ISSUER             NO              N/A                  N/A

Remuneration Plan based on financial instruments for

the members of BES Executive Committee

PROPOSAL #7: Approve to create a Variable                            ISSUER             NO              N/A                  N/A

Remuneration Plan based on financial instruments for

the BES General Managers, advisors to the Board of

Directors and Coordinating Managers

PROPOSAL #8: Amend the Remuneration Policy of BES              ISSUER             NO              N/A                  N/A

Corporate and supervision bodies, to resolve on the

partial alteration of the regulation on the right of

Directors to a pension or complementary pension

benefits for old age or disability, amend the

Articles 1 and 7 thereof

PROPOSAL #9: Approve the acquisition and sale of own         ISSUER             NO              N/A                  N/A

shares and bonds, by BES or Companies under BES

PROPOSAL #10: Amend the Articles of Association,                ISSUER             NO              N/A                  N/A

namely the amendment of Article 24 (3) and Article 32

  1

PROPOSAL #11: Approve to deliberate on whether or not        ISSUER             NO              N/A                  N/A

 to maintain the group relationship with the

Companies whose share capital is fully held by BES,

under the terms and for the purposes of Article 489

2-c  of the Portuguese Companies Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO POPOLARE SOCIETA' COOPERATIVA, VERONA, PIAZZ

  TICKER:                  N/A                 CUSIP:   T1872V103

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors, as            ISSUER             NO              N/A                  N/A

per Article 2420 Ter of the Italian Civil Code and

subject to prior favorable advice from the Board of

inspection, to issue convertible bonds to be offered

in option to the entitled shareholders and

consequential Corporate capital increase for an

amount of max a thousand million EUR and amend

Article 6 of the Corporate Bylaws; related and

consequential resolutions

PROPOSAL #2.: Amend the Article No. 6 and Article No.        ISSUER             NO              N/A                  N/A

 33.2, 39.1, 41.2, 46 and 52 of Corporate By-laws and

 adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO POPOLARE SOCIETA' COOPERATIVA, VERONA, PIAZZ

  TICKER:                  N/A                 CUSIP:   T1872V103

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Management Board report,              ISSUER             NO              N/A                  N/A

Surveillance Board report, External Auditors report

on FY 2009; approve the balance sheet as of 31 DEC

2009, as per Article 20 item 3 and 41.3 letter A of

the Corporate Bylaws; presentation of consolidated

and Corporate balance sheet

PROPOSAL #2: Approve the allocation of profits                    ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve to determine the total amount to        ISSUER             NO              N/A                  N/A

 be allocated for aid, charity and public interest,

as per art 4 Bis of the Corporate Bylaws

PROPOSAL #4: Grant authority to buy own shares in              ISSUER             NO              N/A                  N/A

order to support the liquidity of the security

PROPOSAL #5: Approve the plan of assignment of shares        ISSUER             NO              N/A                  N/A

 to the employees of Banco Popolare Group and grant

authority to purchase own shares reserved to such Plan

PROPOSAL #6: Approve the resolutions related to the          ISSUER             NO              N/A                  N/A

emoluments to the member of the Surveillance Board,

including the emoluments to Directors with particular

 offices, as per art 39.12 of the Corporate Bylaws

PROPOSAL #7: Appointment of 10 Members of the                     ISSUER             NO              N/A                  N/A

Surveillance Board for fiscal years 2010,

PROPOSAL #8: Appointment of Board of Arbitrators for         ISSUER             NO              N/A                  N/A

fiscal years 2010, 2011, 2012

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO POPULAR ESPANOL SA, MADRID

  TICKER:                  N/A                 CUSIP:   E19550206

  MEETING DATE:      4/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts [balance            ISSUER            YES             FOR                  FOR

sheet, profit and loss account, statement of changes

in equity, cash flow statement and notes] and

management report of Spanish Banco popular SA and its

 consolidate group as well as the proposed

appropriation of earnings and social management, all

for the FY 2009

PROPOSAL #2.: Approve the supplementary payments paid        ISSUER            YES             FOR                  FOR

 dividend for the FY 2009 through the partial

distribution of the share premium reserve of shares

through the delivery of shares of the bank from

treasury

PROPOSAL #3.: Re-election of Auditors for review and         ISSUER            YES             FOR                  FOR

legal audit of the financial statements of the bank

and consolidated

PROPOSAL #4.: Authorize the bank and its subsidiaries        ISSUER            YES             FOR                  FOR

 may acquire its own shares, with in the conditions

and maximum extent permitted by law, and to carry out

 its depreciation from own resources and consequent

reduction of share capital

PROPOSAL #5.: Receive the report on the policy of              ISSUER            YES             FOR                  FOR

remuneration of members of the Board of Directors and

 senior management, for an advisory rating

PROPOSAL #6.: Approve the delegation of powers to the        ISSUER            YES             FOR                  FOR

 Board of Directors, with the power of substitution,

to the formulation, interpretation, correction and

more full execution of the agreements adopted by the

general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER (BRASIL) SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P1505Z160

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Receive the administrators accounts, to         ISSUER            YES             FOR                  FOR

examine, discuss and vote on the administrations

report, the financial statements and the accounting

statements accompanied by the Independent Auditors

report and Audit Committee report regarding the FY

ending on 31 DEC 2009

PROPOSAL #B: Approve the destination of the year end         ISSUER            YES             FOR                  FOR

results of 2009 and the distribution of dividends

PROPOSAL #C: Approve to set the global remuneration          ISSUER            YES         AGAINST           AGAINST

of the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER (BRASIL) SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P1505Z160

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Approve to increase the Company's share         ISSUER            YES             FOR                  FOR

capital, through the capitalization of capital

reserves, in the amount of BRL 22,130,211.93, without

 the issuance of new shares, with the Company's share

 capital going from BRL 62,806,071,402.28 to BRL

62,828,201,614.21, fully paid in and divided into

212,841,731,754 common, nominative, book entry

shares, with no par value and 186,202,385,151

preferred, nominative, book entry shares, with no par

 value, in accordance with the proposal from the

Executive Committee, with a favorable opinion from

the Board of Directors, in meetings held on March 15

and 22, 2010, respectively

PROPOSAL #B: Approve the amendment of the corporate          ISSUER            YES             FOR                  FOR

Bylaws of the Company, at Articles 5, main part, 12,

15 3, 16 and its paragraphs, 17 XIX, 19, main part

and the paragraph 2, 21 and its paragraphs, 22, 26 iv

 and 35, inclusion of paragraphs 3 and 4, in

accordance with the proposal from the Executive

Committee, with a favorable opinion from the Board of

 Directors, in meetings held on march 15 and 22,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER BRASIL S A

  TICKER:                  N/A                 CUSIP:   P1505Z160

  MEETING DATE:      2/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Elect Jose de Menezes Berenguer Neto,          ISSUER            YES             FOR                  FOR

Jose de Paiva Ferreira and Celso Clemente Giacometti

as the new Members of the Board of Directors of the

Company, one of whom being considered as an

Independent Member of the Board of Directors, as

defined in paragraph 3 of Article 14 of the Company's

 Corporate Bylaws, and confirmation of the

composition of the mentioned body

PROPOSAL #B.: Approve the: i) the stock option plan          ISSUER            YES             FOR                  FOR

of the Company, the objective of which is to grant

options to buy stock units e ach representing 55

common shares and 50 preferred shares issued by the

Company to specified administrators and managerial

level employees of the Company and of Companies under

 its control, ii) the Long Term Investment Plan,

investment in Company units, the objective of which

is the payment of funds, in cash, by the Company to

specified employees of the Company, including

administrators, managerial level and other employees

of the Company and of Companies under its control, in

 accordance with the proposals approved by the Board

of Directors on 23 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER CHILE

  TICKER:                  SAN                 CUSIP:   05965X109

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE ANNUAL REPORT, BALANCE         ISSUER            YES             FOR                  FOR

SHEET AND CONSOLIDATED FINANCIAL STATEMENTS OF THE

BANK AND ITS SUBSIDIARIES, THE INDEPENDENT REPORT OF

THE EXTERNAL AUDITORS FOR THE YEAR 2009.

PROPOSAL #02: APPROVE PAYMENT OF A DIVIDEND OF                   ISSUER            YES             FOR                  FOR

CH$1.37308147 PER SHARE OR 60% OF 2009 NET INCOME

ATTRIBUTABLE TO SHAREHOLDERS AS A DIVIDEND.

PROPOSAL #03: APPROVAL OF EXTERNAL AUDITORS                        ISSUER            YES             FOR                  FOR

(DELOITTE).

PROPOSAL #04: APPROVAL OF RATING AGENCIES.                           ISSUER            YES             FOR                  FOR

PROPOSAL #05: APPROVAL OF ONE BOARD OF DIRECTOR AND          ISSUER            YES         AGAINST           AGAINST

ONE ALTERNATE DIRECTOR. IN 2009, MR. JUAN MANUEL

HOYOS RESIGNED HIS POSITION AS MEMBER OF THE BOARD

AND WAS APPOINTED ALTERNATE DIRECTOR. SIMULTANEOUSLY,

 THE BOARD DESIGNATED MR. OSCAR VON CHRISMAR AS HIS

REPLACEMENT TO THE BOARD.

PROPOSAL #06: APPROVE THE BOARD OF DIRECTORS' 2010            ISSUER            YES             FOR                  FOR

REMUNERATION.

PROPOSAL #07: APPROVAL OF AUDIT COMMITTEE'S 2010                ISSUER            YES             FOR                  FOR

BUDGET AND REMUNERATION FOR ITS MEMBERS

PROPOSAL #08: ACCOUNT OF ALL OPERATIONS WITH RELATED         ISSUER            YES             FOR                  FOR

PARTIES AS DEFINED BY ARTICLE 89 AND TITLE XVI OF LAW

 18,046.

PROPOSAL #09: DISCUSS ANY MATTER OF INTEREST THAT              ISSUER            YES             FOR                  FOR

SHOULD BE DISCUSSED IN AN ORDINARY SHAREHOLDERS'

MEETING AS DEFINED BY LAW AND BY THE BANK'S BYLAWS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER CHILE NEW

  TICKER:                  N/A                 CUSIP:   P1506A107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve of the annual report, general            ISSUER            YES             FOR                  FOR

balance sheet, financial statements and report of

External Auditors regarding the period between 01 JAN

 and 31 DEC 2009

PROPOSAL #2: Approve the disposal of profits of the          ISSUER            YES             FOR                  FOR

period 2009 a dividend of CLP 1.37308147 per share,

corresponding to the 60% of the profits of the period

 shall be proposed, which shall be paid, if approved,

 as from the day following the holding of the

stockholders meeting likewise, it shall be proposed

to the meeting that the 40% remainder of the profits

be assigned to increase the bank reserves

PROPOSAL #3: Appointment of External Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appointment of private rating agencies           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appointment of 1 Official Director and 1        ISSUER            YES         AGAINST           AGAINST

 Alternate Director

PROPOSAL #6: Approve to decide the remunerations of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #7: Approve the report of the Committee of          ISSUER            YES             FOR                  FOR

Directors and auditing, fix the remuneration of their

 members and the expenses budget for their operation

PROPOSAL #8: Grant notice of the operations referred         ISSUER            YES             FOR                  FOR

to in Article 89 and title XVI of the law 18.046

PROPOSAL #9: Approve too be informed of any matter of        ISSUER            YES         AGAINST           AGAINST

 social interest, appropriate to be discussed in

regular stockholders meeting, pursuant to the law and

 bylaws of the bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER S A GLOBAL MEDIUM TERM NTS BOOK EN

  TICKER:                  N/A                 CUSIP:   P1505Z160

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Approve to decide regarding changing            ISSUER            YES             FOR                  FOR

the deadline for the payment of dividends and or

interest on shareholder equity specifically in regard

 to the 2010 FY, to up to 180 days from the date of

their declaration by the Board of Directors of the

Company and in any case within this FY, which, if

approved by the shareholders of the Company, will

also be applicable to the payment of interest on

shareholder equity approved by the Board of Directors

 in a Meeting held on 22 MAR 2010, in accordance with

 a proposal from the Executive Committee, with a

favorable opinion from the Board of Directors, in

Meetings held on 20 and 28 APR 2010, respectively

PROPOSAL #B.: Approve the amendment of Article                   ISSUER            YES             FOR                  FOR

31,line iii of the Corporate Bylaws of the Company,

for the purpose of complying with that which is

provided for in Article 2, Line III, of resolution

number 3849, of 25 MAR 2010, of the National Monetary

 Council, in such a way as to change the deadline

provided for a final response to those making a

complaint from 30 to 15 days, in accordance with a

proposal from the Executive Committee, with a

favorable opinion from the Board of Directors, in

Meetings held on 20 and 28 APR 2010, respectively

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER SA, SANTANDER

  TICKER:                  N/A                 CUSIP:   E19790109

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account, state of recognized

income and expense, total state of changes in equity,

 cash flow statement and annual report  and the

management of Banco Santander, SA and its

consolidated group, all with respect to the YE 31 DEC

PROPOSAL #2: Approve the application for tax year 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Appointment of D. Becerro de Bengoa            ISSUER            YES             FOR                  FOR

Jado Angel as a Director

PROPOSAL #3.b: Re-election of D. Francisco Javier              ISSUER            YES             FOR                  FOR

Botin-Sanz De Sautuola and O Shea Tercero as the

Directors

PROPOSAL #3.c: Re-election of Ms Isabel Tocino                   ISSUER            YES             FOR                  FOR

Biscarolasaga as a Director

PROPOSAL #3.d: Re-election of D. Fernando de Asua              ISSUER            YES             FOR                  FOR

Alvarez as a Director

PROPOSAL #3.e: Re-election of D. Alfredo Saenz Abad          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appointment of Auditor for the year          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #5: Authorize the bank and its subsidiaries         ISSUER            YES             FOR                  FOR

to acquire own shares pursuant to the provisions of

Article 75 of the Companies Act, thereby canceling

the unused portion of the authorization granted by

the AGM of shareholders on 19 JUN 2009

PROPOSAL #6: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to execute the agreement

adopted by the Board to increase the share capital in

 accordance with the provisions of Article 153.1) of

the Companies Act, nullifying the authority granted

by the said general meeting of 19 JUN 2009

PROPOSAL #7.a: Approve the increased capital by the          ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, with authority to delegate

his time in the executive committee, to set the

conditions the increase in all matters not covered by

 the general meeting, make losactos necessary for

their execution, adapt the wording of paragraphs 1

and 2 of section 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONTD  for admission to trading of        ISSUER             NO              N/A                  N/A

 the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the automated

 quotation system  continuous market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required at each one of them

PROPOSAL #7.b: Approve to increased capital by the            ISSUER            YES             FOR                  FOR

amount determined under the terms of the deal by

issuing new ordinary shares of medium  0.5  par value

 each, without premium, in the same class and series

as those currently in circulation , from voluntary

reserves from retained earnings, forecast allowance

can express incomplete, delegation of powers to the

Board of Directors, with authority to delegate his

time in the Executive Committee, to set the

conditions the increase in all matters not covered by

 the General Board, perform the acts required for

their execution, adapt the wording of paragraphs 1

and 2 of Article 5 of the Bylaws to the new amount of

 share capital and provide public and private

documents as are necessary for the execution of the

increase, application to the competent bodies,

PROPOSAL #CONTD: ..CONT for admission to trading of          ISSUER             NO              N/A                  N/A

the new shares on the Stock Exchanges of Madrid,

Barcelona, Bilbao and Valencia, through the Automated

 Quotation System  Continuous Market  and the Stock

foreign securities traded in the shares of Banco

Santander  Lisbon, London, Milan, Buenos Aires,

Mexico and, through ADSs, in the New York Stock

Exchange , as required At each one of them

PROPOSAL #8: Approve the delegation to the Board of          ISSUER            YES             FOR                  FOR

Directors of the power to issue simple fixed income

securities or debt instruments of similar nature

including cedulas, promissory notes or warrants , as

well as debt securities convertible or exchangeable

into shares of society, in relation to fixed income

securities convertible or exchangeable into shares of

 the Company, setting criteria for the determination

of the bases and conditions for the conversion and /

or exchange and attribution to the Board of Directors

 of the powers of increase in el capital the amount

necessary, so as to exclude the preferential

subscription right of shareholders, to rescind the

unused portion of the delegation conferred by the

agreement Ninth II  of the ordinary general meeting

of shareholders of 19 JUN 2009

PROPOSAL #9.a: Approve the policy of long-term                   ISSUER            YES             FOR                  FOR

incentives granted by the Board of Directors, new

courses relating to specific actions plans for

delivery of Santander for execution by the Bank and

Santander Group companies and linked to the evolution

 of total return to shareholders or certain

requirements for permanence and evolution of the Group

PROPOSAL #9.b: Approve the incentive scheme for                 ISSUER            YES             FOR                  FOR

employees of UK Plc Santander, and other Group

companies in the UK by the Bank's stock options and

linked to the contribution of monetary amounts and

certain newspapers stay requirements

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

interpret, correct, add, implementation and

development of agreements adopted by the Board, so as

 to substitute the powers received from the Board and

 granting of powers to the elevation to instrument

public of such agreements

PROPOSAL #11: Receive the report on the remuneration         ISSUER            YES             FOR                  FOR

policy for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANCO SANTANDER, S.A.

  TICKER:                  STD                 CUSIP:   05964H105

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: EXAMINATION AND APPROVAL, IF DEEMED              ISSUER            YES             FOR                  FOR

APPROPRIATE, OF THE ANNUAL ACCOUNTS (BALANCE SHEET,

PROFIT AND LOSS STATEMENT, STATEMENT OF RECOGNIZED

INCOME AND EXPENSE, STATEMENT OF CHANGES IN TOTAL

EQUITY, CASH FLOW STATEMENT, AND NOTES) AND OF THE

CORPORATE MANAGEMENT OF BANCO SANTANDER, S.A. AND ITS

 CONSOLIDATED GROUP, ALL WITH RESPECT TO THE FISCAL

YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #02: APPLICATION OF RESULTS FROM FISCAL YEAR        ISSUER            YES             FOR                  FOR

 2009.

PROPOSAL #3A: APPOINTMENT OF MR. ANGEL JADO BECERRO          ISSUER            YES             FOR                  FOR

DE BENGOA

PROPOSAL #3B: RE-ELECTION OF MR. FRANCISCO JAVIER              ISSUER            YES             FOR                  FOR

BOTIN-SANZ DE SAUTUOLA Y O'SHEA

PROPOSAL #3C: RE-ELECTION OF MS. ISABEL TOCINO                   ISSUER            YES             FOR                  FOR

BISCAROLASAGA

PROPOSAL #3D: RE-ELECTION OF MR. FERNANDO DE ASUA              ISSUER            YES             FOR                  FOR

ALVAREZ

PROPOSAL #3E: RE-ELECTION OF MR. ALFREDO SAENZ ABAD           ISSUER            YES             FOR                  FOR

PROPOSAL #04: RE-ELECTION OF THE AUDITOR OF ACCOUNTS         ISSUER            YES             FOR                  FOR

FOR FISCAL YEAR 2010.

PROPOSAL #05: AUTHORIZATION FOR THE BANK AND ITS                ISSUER            YES             FOR                  FOR

SUBSIDIARIES TO ACQUIRE THEIR OWN STOCK PURSUANT TO

THE PROVISIONS OF SECTION 75 OF THE BUSINESS

CORPORATIONS LAW (LEY DE SOCIEDADES ANONIMAS),

DEPRIVING OF EFFECT TO THE EXTENT OF THE UNUSED

AMOUNT THE AUTHORIZATION GRANTED BY THE SHAREHOLDERS

AT THE ORDINARY GENERAL SHAREHOLDERS' MEETING HELD ON

 JUNE 19, 2009.

PROPOSAL #06: DELEGATION TO THE BOARD OF DIRECTORS OF        ISSUER            YES             FOR                  FOR

 THE POWER TO CARRY OUT THE RESOLUTION TO BE ADOPTED

BY THE SHAREHOLDERS AT THE MEETING TO INCREASE THE

SHARE CAPITAL PURSUANT TO THE PROVISIONS OF SECTION

153.1.A) OF THE BUSINESS CORPORATIONS LAW, DEPRIVING

OF EFFECT THE AUTHORIZATION GRANTED BY THE

SHAREHOLDERS AT SUCH GENERAL MEETING ON JUNE 19, 2009.

PROPOSAL #7A: INCREASE OF THE SHARE CAPITAL IN SUCH          ISSUER            YES             FOR                  FOR

AMOUNT AS MAY BE DETERMINED PURSUANT TO THE TERMS OF

THE RESOLUTION BY MEANS OF THE ISSUANCE OF NEW

ORDINARY SHARES HAVING A PAR VALUE OF ONE-HALF (0.5)

EURO EACH, WITH NO SHARE PREMIUM, OF THE SAME CLASS

AND SERIES AS THOSE THAT ARE CURRENTLY OUTSTANDING,

WITH A CHARGE TO VOLUNTARY RESERVES ORIGINATING FROM

RETAINED EARNINGS. EXPRESS PROVISION FOR THE

POSSIBILITY OF LESS THAN FULL ALLOTMENT. DELEGATION

OF POWERS TO THE BOARD OF DIRECTORS, WHICH MAY IN

TURN DELEGATE SUCH POWERS TO THE EXECUTIVE COMMITTEE.

PROPOSAL #7B: INCREASE OF THE SHARE CAPITAL IN SUCH          ISSUER            YES             FOR                  FOR

AMOUNT AS MAY BE DETERMINED PURSUANT TO THE TERMS OF

THE RESOLUTION BY MEANS OF THE ISSUANCE OF NEW

ORDINARY SHARES HAVING A PAR VALUE OF ONE-HALF (0.5)

EURO EACH, WITH NO SHARE PREMIUM, OF THE SAME CLASS

AND SERIES AS THOSE THAT ARE CURRENTLY OUTSTANDING,

WITH A CHARGE TO VOLUNTARY RESERVES ORIGINATING FROM

RETAINED EARNINGS. EXPRESS PROVISION FOR THE

POSSIBILITY OF LESS THAN FULL ALLOTMENT. DELEGATION

OF POWERS TO THE BOARD OF DIRECTORS, WHICH MAY IN

TURN DELEGATE SUCH POWERS TO THE EXECUTIVE COMMITTEE.

PROPOSAL #08: DELEGATION TO THE BOARD OF POWER TO              ISSUER            YES             FOR                  FOR

ISSUE SIMPLE FIXED INCOME SECURITIES OR DEBT

INSTRUMENTS OF A SIMILAR NATURE (INCLUDING BONDS,

PROMISSORY NOTES OR WARRANTS), AS WELL AS FIXED

INCOME SECURITIES CONVERTIBLE INTO AND/OR

EXCHANGEABLE FOR SHARES OF COMPANY. IN CONNECTION

WITH FIXED-INCOME SECURITIES CONVERTIBLE INTO AND/OR

EXCHANGEABLE FOR SHARES OF COMPANY, ESTABLISHMENT OF

THE CRITERIA FOR DETERMINING THE TERMS AND CONDITIONS

 APPLICABLE TO CONVERSION AND/OR EXCHANGE & GRANT TO

THE BOARD OF DIRECTORS OF THE POWER TO INCRESE SHARE

CAPITAL BY THE REQUIRED AMOUNT.

PROPOSAL #9A: IN CONNECTION WITH THE LONG-TERM                   ISSUER            YES             FOR                  FOR

INCENTIVE POLICY APPROVED BY THE BOARD OF DIRECTORS,

APPROVAL OF NEW CYCLES RELATED TO CERTAIN PLANS FOR

THE DELIVERY OF SANTANDER SHARES FOR IMPLEMENTATION

BY THE BANK AND BY COMPANIES OF THE SANTANDER GROUP

AND LINKED TO CHANGES IN TOTAL SHAREHOLDER RETURN OR

TO CERTAIN CONTINUITY REQUIREMENTS AND THE PROGRESS

OF THE GROUP.

PROPOSAL #9B: APPROVAL OF AN INCENTIVE PLAN FOR                 ISSUER            YES             FOR                  FOR

EMPLOYEES OF SANTANDER UK PLC. AND OTHER COMPANIES OF

 THE GROUP IN THE UNITED KINGDOM BY MEANS OF OPTIONS

TO SHARES OF THE BANK LINKED TO THE CONTRIBUTION OF

PERIODIC MONETARY AMOUNTS AND TO CERTAIN CONTINUITY

REQUIREMENTS.

PROPOSAL #10: AUTHORIZATION TO THE BOARD OF DIRECTORS        ISSUER            YES             FOR                  FOR

 TO INTERPRET, REMEDY, SUPPLEMENT, CARRY OUT AND

FURTHER DEVELOP THE RESOLUTIONS ADOPTED BY THE

SHAREHOLDERS AT THE MEETING, AS WELL AS TO DELEGATE

THE POWERS RECEIVED FROM THE SHAREHOLDERS AT THE

MEETING, AND GRANT OF POWERS TO CONVERT SUCH

RESOLUTIONS INTO NOTARIAL INSTRUMENTS.

PROPOSAL #11: REPORT ON THE DIRECTORS REMUNERATION            ISSUER            YES             FOR                  FOR

POLICY. DURING THE MEETING, THE BOARD OF DIRECTORS

WILL REPORT TO THE SHAREHOLDERS ON THE AMENDMENT OF

THE REGULATIONS THEREOF APPROVED SINCE THE LAST

GENERAL SHAREHOLDERS' MEETING. IN ADDITION, THERE

WILL BE A PRESENTATION OF THE EXPLANATORY REPORT

PROVIDED FOR IN SECTION 116.BIS OF THE SECURITIES

MARKET LAW (LEY DEL MERCADO DE VALORES).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANESTO S A

  TICKER:                  N/A                 CUSIP:   E20930124

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual annual financial        ISSUER            YES             FOR                  FOR

 statements [Balance Sheet, Profit and Loss Statement

 and Notes] and of the consolidated financial

statements of Banco Espanol de Credito and its

subsidiaries [Balance Sheet, Profit and Loss

Statement, Statement of Changes in Shareholders'

Equity, Statement of Cash Flows, and Notes] for the

FYE on 31 DEC 2009

PROPOSAL #2.: Approve the allocation of                               ISSUER            YES             FOR                  FOR

profits/losses for the FYE on 31 DEC 2009

PROPOSAL #3.A: Approve to fix 14 Members of the Board        ISSUER            YES             FOR                  FOR

 of Directors for 2010

PROPOSAL #3.B: Ratify Rosa Maria Garcia Garcia Dedon         ISSUER            YES         AGAINST           AGAINST

as an Independent Director

PROPOSAL #3.C: Re-elect Don Carlos SabanzaTeruel as          ISSUER            YES         AGAINST           AGAINST

an Independent Director

PROPOSAL #3.D: Re-elect Jose Maria Nus Badia as an            ISSUER            YES         AGAINST           AGAINST

Executive Director

PROPOSAL #3.E: Re-elect Don. Rafael del Pino Calvo-           ISSUER            YES         AGAINST           AGAINST

Sotelo as an Independent Director

PROPOSAL #4.: Re-elect the Auditors                                       ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Authorize the acquisition of own shares        ISSUER            YES             FOR                  FOR

 by the Bank and its subsidiaries

PROPOSAL #6.: Authorize the Board of Directors, to            ISSUER            YES             FOR                  FOR

agree directly or indirectly on the emission of

bonds, notes, warrants, securities of the mortgage

market, preference shares and other securities that

recognize or create a debt, not convertible into

shares of the entity

PROPOSAL #7.: Approve the implementation by the Bank         ISSUER            YES             FOR                  FOR

of an Incentive Plan that involves the delivery of

shares of Banco Espaol de Credito, Sociedad Anonima

an incentive plan that involves the delivery of

shares of Banco Santander, Sociedad Anonima

PROPOSAL #8.: Authorize the Board of Directors for            ISSUER            YES             FOR                  FOR

the interpretation, correction, execution,

substitution of faculties and adaptation of the

agreements adopted by the Board

PROPOSAL #9.: Presentation of annual report on                   ISSUER             NO              N/A                  N/A

retribution policy for the FY of 2009

PROPOSAL #10.: Presentation of the annual report,              ISSUER             NO              N/A                  N/A

complementary of the Management report regulated on

the Article 116 bis of the Law 24/1988, 28 JUL, of

the Securities Market

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANGKOK BK PUB LTD

  TICKER:                  N/A                 CUSIP:   Y0606R119

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the minutes of the 16th annual          ISSUER            YES             FOR                  FOR

ordinary meeting of shareholders held on 10 APR 2009

PROPOSAL #2: Acknowledge the report on the results of        ISSUER            YES             FOR                  FOR

 the operations for the year 2009 as presented in the

 annual report

PROPOSAL #3: Acknowledge the report of the Audit                ISSUER            YES             FOR                  FOR

Committee for the year 2009

PROPOSAL #4: Approve the balance sheet and the profit        ISSUER            YES             FOR                  FOR

 and loss statement for the year 2009

PROPOSAL #5: Approve the appropriation of profit and         ISSUER            YES             FOR                  FOR

the payment of dividend for the year 2009

PROPOSAL #6.1: Election of Mr. Chatri Sophonpanich as        ISSUER            YES             FOR                  FOR

 a Director, in place of those retiring

PROPOSAL #6.2: Election of Mr. Kosit Panpiemras as a         ISSUER            YES             FOR                  FOR

Director, in place of those retiring by

PROPOSAL #6.3: Election of Mr. Piti Sithi-Amnuai as a        ISSUER            YES             FOR                  FOR

 Director, in place of those retiring

PROPOSAL #6.4: Election of Mr. Prasong Uthaisangchai         ISSUER            YES             FOR                  FOR

as a Director, in place of those

PROPOSAL #6.5: Election of Mr. Pornthep Phornprapha          ISSUER            YES             FOR                  FOR

as a Director, in place of those

PROPOSAL #6.6: Election of Mrs. Gasinee Witoonchart          ISSUER            YES             FOR                  FOR

as a Director, in place of those

PROPOSAL #7: Acknowledge the Directors' remuneration         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Appointment of the Auditors and approve         ISSUER            YES             FOR                  FOR

to determine the remuneration

PROPOSAL #9: Other business                                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y0698A107

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 working report of the         ISSUER            YES             FOR                  FOR

Board of Directors of the bank

PROPOSAL #2.: Approve the 2009 working report of the         ISSUER            YES             FOR                  FOR

Board of Supervisors of the bank

PROPOSAL #3.: Approve the 2009 annual financial                 ISSUER            YES             FOR                  FOR

statements of the bank

PROPOSAL #4.: Approve the 2009 Profit Distribution            ISSUER            YES             FOR                  FOR

Plan of the bank

PROPOSAL #5.: Approve the 2010 annual budget of the          ISSUER            YES             FOR                  FOR

bank

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers Zhong        ISSUER            YES             FOR                  FOR

 Tian CPAs Limited Company and PricewaterhouseCoopers

 Hong Kong as the Bank's External Auditors for 2010

PROPOSAL #7.1: Re-elect Mr. Xiao Gang as an Executive        ISSUER            YES             FOR                  FOR

 Director of the Bank

PROPOSAL #7.2: Re-elect Mr. Li Lihui as an Executive         ISSUER            YES             FOR                  FOR

Director of the Bank

PROPOSAL #7.3: Re-elect Mr. Li Zaohang as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Bank

PROPOSAL #7.4: Re-elect Mr. Zhou Zaiqun as an                     ISSUER            YES         AGAINST           AGAINST

Executive Director of the Bank

PROPOSAL #7.5: Re-elect Mr. Anthony Francis Neoh as          ISSUER            YES             FOR                  FOR

an Independent Non-Executive Director of the Bank

PROPOSAL #7.6: Re-elect Mr. Huang Shizhong as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Bank

PROPOSAL #7.7: Re-elect Ms. Huang Danhan as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Bank

PROPOSAL #8.1: Election of Mr. Qin Rongsheng as an            ISSUER            YES             FOR                  FOR

External Supervisor of the Bank

PROPOSAL #8.2: Election of Mr. Bai Jingming as an              ISSUER            YES             FOR                  FOR

External Supervisor of the Bank

PROPOSAL #9.: Approve the remuneration scheme for the        ISSUER            YES             FOR                  FOR

 External Supervisors of the Bank

PROPOSAL #S.10: Approve the proposal to amend the              ISSUER            YES             FOR                  FOR

Articles of Association of the Bank

PROPOSAL #S.11: Approve the proposal in relation to          ISSUER            YES             FOR                  FOR

the general mandate on issuance of new shares of the

Bank

PROPOSAL #8.A.1: Re-elect Mr. Wang Xueqiang as a                ISSUER            YES             FOR                  FOR

shareholders' representative Supervisor of the Bank

PROPOSAL #8.A.2: Re-elect Mr. Liu Wanming as a                   ISSUER            YES             FOR                  FOR

shareholders' representative Supervisor of the Bank

PROPOSAL #12.: Approve the proposal on adjustments of        ISSUER            YES             FOR                  FOR

 several items of the delegation of authorities by

the shareholders' meeting to the Board of Directors

of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK COMMUNICATIONS CO LTD

  TICKER:                  N/A                 CUSIP:   Y06988102

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve to note that the Bank has            ISSUER            YES             FOR                  FOR

complied with the relevant qualification requirements

 under the PRC laws and regulations in order to issue

 new shares pursuant to the Rights Issue [as defined

in the circular issued by the Bank to the

Shareholders dated 02 MAR 2010 [the Circular]];

subject to the fulfillment of the conditions in

respect of the Rights Issue as specified in the

Circular, the issue by way of rights of the ordinary

shares [the Shares] of RMB 1.00 each in the capital

of the Bank, on: Class and Par Value of the Shares to

PROPOSAL #S.1.2: Approve to note that the Bank has            ISSUER            YES             FOR                  FOR

complied with the relevant qualification requirements

 under the PRC laws and regulations in order to issue

 new shares pursuant to the Rights Issue [as defined

in the circular issued by the Bank to the

Shareholders dated 02 MAR 2010 [the Circular]];

subject to the fulfillment of the conditions in

respect of the Rights Issue as specified in the

Circular, the issue by way of rights of the ordinary

shares [the Shares] of RMB 1.00 each in the capital

of the Bank, on: Ratio and Number of the Shares to be

PROPOSAL #S.1.3: Approve to note that the Bank has            ISSUER            YES             FOR                  FOR

complied with the relevant qualification requirements

 under the PRC laws and regulations in order to issue

 new shares pursuant to the Rights Issue [as defined

in the circular issued by the Bank to the

Shareholders dated 02 MAR 2010 [the Circular]];

subject to the fulfillment of the conditions in

respect of the Rights Issue as specified in the

Circular, the issue by way of rights of the ordinary

shares [the Shares] of RMB 1.00 each in the capital

of the Bank, on: Subscription Pricing and Price

PROPOSAL #S.1.4: Approve to note that the Bank has            ISSUER            YES             FOR                  FOR

complied with the relevant qualification requirements

 under the PRC laws and regulations in order to issue

 new shares pursuant to the Rights Issue [as defined

in the circular issued by the Bank to the

Shareholders dated 02 MAR 2010 [the Circular]];

subject to the fulfillment of the conditions in

respect of the Rights Issue as specified in the

Circular, the issue by way of rights of the ordinary

shares [the Shares] of RMB 1.00 each in the capital

of the Bank, on: Target Subscribers

PROPOSAL #S.1.5: Approve to note that the Bank has            ISSUER            YES             FOR                  FOR

complied with the relevant qualification requirements

 under the PRC laws and regulations in order to issue

 new shares pursuant to the Rights Issue [as defined

in the circular issued by the Bank to the

Shareholders dated 02 MAR 2010 [the Circular]];

subject to the fulfillment of the conditions in

respect of the Rights Issue as specified in the

Circular, the issue by way of rights of the ordinary

shares [the Shares] of RMB 1.00 each in the capital

of the Bank, on: Use of Proceeds

PROPOSAL #S.1.6: Approve to note that the Bank has            ISSUER            YES             FOR                  FOR

complied with the relevant qualification requirements

 under the PRC laws and regulations in order to issue

 new shares pursuant to the Rights Issue [as defined

in the circular issued by the Bank to the

Shareholders dated 02 MAR 2010 [the Circular]];

subject to the fulfillment of the conditions in

respect of the Rights Issue as specified in the

Circular, the issue by way of rights of the ordinary

shares [the Shares] of RMB 1.00 each in the capital

of the Bank, on: Validity of this Special Resolution

PROPOSAL #S.1.7: Approve to note that the Bank has            ISSUER            YES             FOR                  FOR

complied with the relevant qualification requirements

 under the PRC laws and regulations in order to issue

 new shares pursuant to the Rights Issue [as defined

in the circular issued by the Bank to the

Shareholders dated 02 MAR 2010 [the Circular]];

subject to the fulfillment of the conditions in

respect of the Rights Issue as specified in the

Circular, the issue by way of rights of the ordinary

shares [the Shares] of RMB 1.00 each in the capital

of the Bank, on: Authorization to the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK COMMUNICATIONS CO LTD

  TICKER:                  N/A                 CUSIP:   Y06988102

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve subject to the fulfillment of         ISSUER            YES             FOR                  FOR

the conditions in respect of the rights issue as set

out in the circular, the issue by way of rights of

the ordinary shares of RMB 1.00 each in the capital

of the Bank, on the following structure and terms

PROPOSAL #S.1.1: Approve class and par value of the          ISSUER            YES             FOR                  FOR

shares to be issued

PROPOSAL #S.1.2: Approve ratio and number of the                ISSUER            YES             FOR                  FOR

shares to be issued

PROPOSAL #S.1.3: Approve subscription pricing and              ISSUER            YES             FOR                  FOR

price determination basis

PROPOSAL #S.1.4: Approve target subscription                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.1.5: Approve use of proceeds                              ISSUER            YES             FOR                  FOR

PROPOSAL #S.1.6: Approve validity of this special              ISSUER            YES             FOR                  FOR

resolution

PROPOSAL #S.1.7: Approve to authorize the Board                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve subject to the completion of            ISSUER            YES             FOR                  FOR

the rights issue, the proposal that the existing

shareholders and new shareholders alike shall be

entitled to the undistributed profits of the Bank

accrued before the completion of the right issue,

further details of which are set out in the circular

PROPOSAL #3.: Approve proposal in relation to the              ISSUER            YES             FOR                  FOR

feasibility report on the use of proceeds of the

rights issue was by the Board on 23 FEB 2010, further

 details of which are set out in the circular

PROPOSAL #4.: Approve pursuant to the applicable Laws        ISSUER            YES             FOR                  FOR

 and regulations of the PRC, a proposal has been

prepared by the Board on the use of proceeds from the

 previous fund raising exercise of the Bank, further

details of which are set out in the Circular

PROPOSAL #5.: Approve the proposal in relation to the        ISSUER            YES             FOR                  FOR

 profit distribution plan of the bank and the

recommendation of a dividend for the YE 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK FOR FOREIGN TRADE VNESHTORGBANK JSC VTB BANK,

  TICKER:                  N/A                 CUSIP:   46630Q202

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Regulation on the Procedure        ISSUER            YES             FOR                  FOR

 for Preparing, Convening and Holding JSC VTB Bank

General Shareholders Meetings

PROPOSAL #2.: Approve the Regulation on JSC VTB Bank         ISSUER            YES             FOR                  FOR

Supervisory Council

PROPOSAL #3.: Approve the Regulation on JSC VTB Bank         ISSUER            YES             FOR                  FOR

Management Board

PROPOSAL #4.: Approve the Regulation on JSC VTB Bank         ISSUER            YES             FOR                  FOR

Statutory Audit Commission

PROPOSAL #5.: Approve to: restructure JSC VTB Bank in        ISSUER            YES             FOR                  FOR

 the form of JSC VTB Bank North-West merging into it;

 merging agreement between JSC VTB Bank and JSC VTB

Bank North-West; to inform JSC VTB Bank shareholders

of the restructuring through a publication of the

resolution in the State Registration Bulletin, as

well as in any other edition used for publishing

legal acts of the Russian constituencies where JSC

VTB Bank branch/branches is/are located

PROPOSAL #6.: Approve the new edition of JSC VTB Bank        ISSUER            YES             FOR                  FOR

 Charter and authorize JSC VTB Bank President and

Chairman of the Management Board, Andrei Kostin, to

sign the new edition of JSC VTB Bank Charter and also

 the application for the approval of the new edition

of JSC VTB Bank Charter to be submitted to the Bank

of Russia

PROPOSAL #7.: Approve JSC VTB Bank Annual Report for         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #8.: Approve JSC VTB Bank Financial                       ISSUER            YES             FOR                  FOR

Statements including Income and Loss Statement (JSC

VTB Bank Income and Loss Account) for 2009

PROPOSAL #9.: Approve to allocate JSC VTB Bank profit        ISSUER            YES             FOR                  FOR

 as at 2009 year-end in the following way: Net profit

 to be allocated, total RUB 23,751,845,838.97,

Allocation to the Reserve Fund RUB 1,187,592,291.95,

Dividend payment allocations RUB 6,067,113,975.66,

Retained net profit RUB 16,497,139,571.36

PROPOSAL #10.: Approve to make a decision on                       ISSUER            YES             FOR                  FOR

(announce) 2009 dividend payment in the amount of RUB

 0.00058 per one outstanding ordinary registered

share of JSC VTB Bank with nominal value of RUB 0.01;

 to set the following 2009 dividend payment

procedure: the dividends are to be paid out in

monetary form through crediting to shareholders' bank

 accounts, and also through cash payment at JSC VTB

Bank Branch in St. Petersburg at 30 Ul. Bolshaya

Morskaya, St. Petersburg; the amount of dividends

accrued per one JSC VTB Bank share shall be defined

with accuracy to one kopeck, when calculating, the

rounding of figures shall be subject to mathematical

rules; and the dividends shall be paid out within 60

(sixty) days after the relative decision is made by

JSC VTB Bank Annual General Shareholders Meeting

PROPOSAL #11.: Approve to pay the following                        ISSUER            YES             FOR                  FOR

remuneration to JSC VTB Bank Supervisory Council

Members who are not state employees:  for their work

in JSC VTB Bank Supervisory Council - RUB 2,322,352

each; for chairmanship in JSC VTB Bank Supervisory

Council committees - RUB 464,470 each; for Membership

 in JSC VTB Bank Supervisory Council committees - RUB

 232,235 each; to compensate the expenses related to

performing of their function by JSC VTB Bank

Supervisory Council Members who are not state

employees, namely: accommodation, travel expenses

including VIP lounge services, other duties and fees

for using air and/or railway communications

PROPOSAL #12.: Approve that JSC VTB Bank Supervisory         ISSUER            YES             FOR                  FOR

Council should consist of 11 Members

PROPOSAL #13.1: Election of Matthias Warnig as an              ISSUER            YES             FOR                  FOR

Independent Member of JSC VTB Bank Supervisory Council

PROPOSAL #13.2: Election of Grigory Yu. Glazkov as an        ISSUER            YES             FOR                  FOR

 Independent Member of JSC VTB Bank Supervisory

PROPOSAL #13.3: Election of Arkady V. Dvorkovich as a        ISSUER            YES         AGAINST           AGAINST

 Member JSC VTB Bank Supervisory Council

PROPOSAL #13.4: Election of Andrei L. Kostin as a              ISSUER            YES         AGAINST           AGAINST

Member of JSC VTB Bank Supervisory Council

PROPOSAL #13.5: Election of Nikolai M. Kropachev as          ISSUER            YES             FOR                  FOR

an Independent Member of JSC VTB Bank Supervisory

PROPOSAL #13.6: Election of Alexei L. Kudrin as a              ISSUER            YES         AGAINST           AGAINST

Member of  JSC VTB Bank Supervisory Council

PROPOSAL #13.7: Election of Anna V. Popova as a                 ISSUER            YES         AGAINST           AGAINST

Member of JSC VTB Bank Supervisory Council

PROPOSAL #13.8: Election of Alexei L Savatyugin as a         ISSUER            YES         AGAINST           AGAINST

Member of  JSC VTB Bank Supervisory Council

PROPOSAL #13.9: Election of Pavel M. Teplukhin as an         ISSUER            YES             FOR                  FOR

Independent Member of JSC VTB Bank Supervisory Council

PROPOSAL #13.10: Election of Alexei V. Ulyukaev as a         ISSUER            YES         AGAINST           AGAINST

Member of  JSC VTB Bank Supervisory Council

PROPOSAL #13.11: Election of Mukhadin A. Eskindarov          ISSUER            YES             FOR                  FOR

as an Independent Member of JSC VTB Bank Supervisory

Council

PROPOSAL #14.: Approve that JSC VTB Bank Statutory            ISSUER            YES             FOR                  FOR

Audit Commission should consist of 6 Members

PROPOSAL #15.: Election of Tatyana Al. Bogomolova,            ISSUER            YES             FOR                  FOR

Marina Al. Kostina, Vladimir V. Lukov, Zakhar B.

Sabantsev, Natalya An. Satina, Dmitry V.

Skripichnikov as Members of JSC VTB Bank Statutory

PROPOSAL #16.: Approve CJSC Ernst & Young Vneshaudit         ISSUER            YES             FOR                  FOR

as JSC VTB Bank Auditor to exercise an audit of JSC

VTB Bank Annual Financial Statements for 2010 under

the Russian Accounting Standards

PROPOSAL #17.: Approve the limits for interested                ISSUER            YES             FOR                  FOR

party transactions to be entered into by JSC VTB Bank

 during its standard commercial business in

compliance with the list defined by JSC VTB Bank

Supervisory Council and included in the information

(materials) to be disclosed to shareholders before

JSC VTB Bank Annual General Shareholders Meeting

(Minutes of JSC VTB Bank Supervisory Council meeting

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  ISSUER:                  BANK HANDLOWY W WARSZAWIE SA

  TICKER:                  N/A                 CUSIP:   X05318104

  MEETING DATE:      11/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the EGM of shareholders                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Elect the Chairman of the EGM of                   ISSUER             NO              N/A                  N/A

shareholders

PROPOSAL #3.: Approve to confirm that the EGM of                ISSUER             NO              N/A                  N/A

shareholders has been convened properly and is able

to adopt resolutions

PROPOSAL #4.: Approve the agenda                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Elect the Scrutinizers of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #6.1: Approve the changes to the Supervisory        ISSUER             NO              N/A                  N/A

 Board's composition

PROPOSAL #6.2: Approve the changes to the Company's          ISSUER             NO              N/A                  N/A

Statute

PROPOSAL #6.3: Approve the changes to the regulations        ISSUER             NO              N/A                  N/A

 of the general meeting of shareholders

PROPOSAL #7.: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

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  ISSUER:                  BANK HANDLOWY W WARSZAWIE SA

  TICKER:                  N/A                 CUSIP:   X05318104

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening the meeting                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appointment of the Chairperson of the OGM      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the statement to the effect that        ISSUER            YES             FOR                  FOR

 the OGM has been duly convened and that it is

capable of adopting resolutions

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appointment of the Scrutiny Committee             ISSUER            YES             FOR                  FOR

PROPOSAL #6.1: Approve the Management Board's report         ISSUER            YES             FOR                  FOR

on Bank Handlowy W Warszawie S.A's activity in the

year 2009 and of Bank Handlowy W Warszawie S.A's

financial statements for the year 2009

PROPOSAL #6.2: Approve the Bank Handlowy W Warszawie         ISSUER            YES             FOR                  FOR

S.A. Supervisory Board's report on its activity for

the period from the date of the Bank's OGM in the

year 2009 until the date of the Bank's OGM in the

year 2010 containing the results of the Supervisory

Board's assessment of the reports on Bank Handlowy W

Warszawie S.A. and its Capital Group activities in

the year 2009 and on the Bank's Management Board's

motion on distribution of the Company's net profit

for the year 2009

PROPOSAL #6.3: Approve the report on the activity of         ISSUER            YES             FOR                  FOR

the Capital Group of the Bank Handlowy W Warszawie

S.A. in the year 2009 and of the consolidated

financial statements of the Capital Group of the Bank

 Handlowy W Warszawie S.A. for the year 2009

PROPOSAL #6.4: Approve the performance of the Bank's         ISSUER            YES             FOR                  FOR

Management Board of their duties in the year 2009

PROPOSAL #6.5: Approve the performance of the Bank's         ISSUER            YES             FOR                  FOR

Supervisory Board of their duties in the year 2009

PROPOSAL #6.6: Approve the distribution of the net            ISSUER            YES             FOR                  FOR

profit for the year 2009

PROPOSAL #6.7: Approve the partial repealing of                 ISSUER            YES             FOR                  FOR

Resolution 8 and amendment of Item III of Resolution

9 of the EGM of Bank Handlowy W Warszawie S.A. of 20

NOV 2009

PROPOSAL #6.8: Approve the changes in the composition        ISSUER            YES             FOR                  FOR

 of the Bank's Supervisory Board

PROPOSAL #7: Closing of the meeting                                       ISSUER            YES             FOR                  FOR

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  ISSUER:                  BANK HAPOALIM B M

  TICKER:                  N/A                 CUSIP:   M1586M115

  MEETING DATE:      1/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES             FOR                  FOR

the Directors' report for the year 2008

PROPOSAL #2.: Re-appoint the Accountant Auditors and         ISSUER            YES             FOR                  FOR

authorize the Board to fix their remuneration

PROPOSAL #3.: Approve the terms of office of Mr. Y.          ISSUER            YES             FOR                  FOR

Sarusi as the Executive Chairman commencing 01 AUG

2009; the main points of which are: monthly salary

NIS 150,000,250,000 Phantom Shares in respect of 2009

 subject to results, bonus equal to 3 months salary

in respect of 2009, annual bonus commencing 2010 at

discretion of the Board

PROPOSAL #4.: Approve the terms of service Ms. I.              ISSUER            YES             FOR                  FOR

Isaacson as the Executive Chairman of Isracard Ltd.

and other subsidiaries of the bank, commencing 01 OCT

 2008; the main points of which are: monthly salary

NIS 85,000, options for the purchase of 0.85% of the

share capital of Isracard with an exercise price of

NIS 3,410 which is 3% in excess of an Independent

valuation of Isracard, annual bonus in respect of the

 net profit of the bank calculated on the net profit

less the base profit in excess of NIS 160 million

divided by 1 million multiplied by 0.2

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  ISSUER:                  BANK LEUMI LE ISRAEL B M TEL AVIV

  TICKER:                  N/A                 CUSIP:   M16043107

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES         ABSTAIN           AGAINST

Directors report for the year 2009

PROPOSAL #2.: Re-elect the Auditors Somekh Chaikin            ISSUER            YES         ABSTAIN           AGAINST

and Kost Forer Gabbay & Kasierer and authorize the

Audit Committee of the Board of Directors to fix

their remuneration

PROPOSAL #3.1: Election of David Brodet as a Director        ISSUER            YES         ABSTAIN           AGAINST

 nominated by the Shares Committee [a Committee

voting by virtue of the shares owned by the State of

PROPOSAL #3.2: Election of Moshe Dovrat as a                       ISSUER            YES         ABSTAIN           AGAINST

Director, Shares Committee Candidate

PROPOSAL #3.3: Election of Yehuda Drori as a                       ISSUER            YES         ABSTAIN           AGAINST

Director, Shares Committee Candidate

PROPOSAL #3.4: Election of Yoav Nardi as a Director,         ISSUER            YES         ABSTAIN           AGAINST

Shares Committee Candidate

PROPOSAL #3.5: Election of Ehud Shapira as a                       ISSUER            YES         ABSTAIN           AGAINST

Director, Shares Committee Candidate

PROPOSAL #3.6: Re-elect Nurit Segal as a Director               ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.7: Re-elect Yaakov Goldman as a Director         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.8: Re-elect Moshe Vidman as a Director             ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.9: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         ABSTAIN           AGAINST

 PROPOSAL: election of Karen Or as a Director

PROPOSAL #3.10: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Tova Cagan as a

PROPOSAL #3.11: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Esther Livni as a

PROPOSAL #3.12: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Asher Halperin as a

PROPOSAL #3.13: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Abraham Cohen as a

PROPOSAL #3.14: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Zev Levenberg as a

PROPOSAL #3.15: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Nathan Meir as a

PROPOSAL #3.16: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Joseph Moseson as a

PROPOSAL #3.17: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Tamir Milikvski as

PROPOSAL #3.18: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Shmuel Mansberg as

PROPOSAL #3.19: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Joshua Ne'eman as a

PROPOSAL #3.20: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Amiad Niv as a

PROPOSAL #3.21: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Shlomo Ness as a

PROPOSAL #3.22: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Amos Sapir as a

PROPOSAL #3.23: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Robert Zentler as a

PROPOSAL #3.24: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Eran Kimchi as a

PROPOSAL #3.25: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: election of Israel Tapuchi as a

PROPOSAL #4.: Approve the purchase of D&O Insurance          ISSUER            YES         ABSTAIN           AGAINST

cover in the amount of USD 260 million for a period

of 12 months commenced 01 NOV 2009 in consideration

for a premium of USD 1.7 million

PROPOSAL #5.: Approve the terms of termination of              ISSUER            YES         ABSTAIN           AGAINST

office by the Chairman after 15 years in office

severance payment equal to 15 monthly salaries,

termination bonus equal to 7.5 monthly salaries

PROPOSAL #6.: Approve the payment to the outgoing              ISSUER            YES         ABSTAIN           AGAINST

Chairman of a bonus in the amount of NIS 3,592,931 in

 respect of the 2009 results

PROPOSAL #7.: Approve the duties of officers and the         ISSUER            YES         ABSTAIN           AGAINST

disclosure by them of conflict of interests

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  ISSUER:                  BANK LEUMI LE-ISRAEL B.M.

  TICKER:                  N/A                 CUSIP:   M16043107

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                 ISSUER            YES             FOR                  FOR

statements and Directors report for the year 2007

PROPOSAL #2.: Re-appoint the Accountant-Auditors and         ISSUER            YES             FOR                  FOR

authorize the Audit Committee to fix their fees

PROPOSAL #3.: Elect Mr. Reuven Adler as an External          ISSUER            YES             FOR                  FOR

Director in place of an External Director whose

period of office by provision of Law is terminating

PROPOSAL #4.A: Re-elect Mr. Tsipporah Gal-Yam as a            ISSUER            YES             FOR                  FOR

Officiating Director, who retires by rotation

PROPOSAL #4.B: Re-elect Prof. Arieh Gans as a                     ISSUER            YES             FOR                  FOR

Officiating Director, who retires by rotation

PROPOSAL #4.C: Re-elect Mr. Doron Cohen, as a                     ISSUER            YES             FOR                  FOR

Officiating Director, who retires by rotation

PROPOSAL #4.D: Re-elect Prof. Ephraim Zadka as a                ISSUER            YES             FOR                  FOR

Officiating Director, who retires by rotation

PROPOSAL #5.: Approve the duties of Officers and the         ISSUER            YES             FOR                  FOR

disclosure by them of conflict of interests

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  ISSUER:                  BANK MONTREAL QUE

  TICKER:                  N/A                 CUSIP:   063671101

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Robert M. Astley as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.2: Election of David R. Beatty as a Board        ISSUER            YES             FOR                  FOR

 of Director for 2010

PROPOSAL #1.3: Election of Robert Chevrier as a Board        ISSUER            YES             FOR                  FOR

 of Director for 2010

PROPOSAL #1.4: Election of George A. Cope as a Board         ISSUER            YES             FOR                  FOR

of Director for 2010

PROPOSAL #1.5: Election of William A. Downe as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.6: Election of Ronald H. Farmer as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.7: Election of David A. Galloway as a              ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.8: Election of Harold N. Kvisle as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.9: Election of Bruce H. Mitchell as a              ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.10: Election of Philip S. Orsino as a              ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.11: Election of Martha C. Piper as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.12: Election of J. Robert S. Prichard as         ISSUER            YES             FOR                  FOR

a Board of Director for 2010

PROPOSAL #1.13: Election of Jeremy H. Reitman as a            ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.14: Election of Guylaine Saucier as a              ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.15: Election of Nancy C. Southern as a            ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.16: Election of Don M. Wilson III as a            ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #2: Appointment of KPMG LLP as the Auditors         ISSUER            YES             FOR                  FOR

of the Bank for the 2010 FY

PROPOSAL #3: Amend the Bank's By-Laws                                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve the Bank's Approach to Executive        ISSUER            YES             FOR                  FOR

 Compensation

PROPOSAL #5: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: It is proposed that the Board

of Directors submit to shareholder vote more nominees

 than there are Director positions to be filled

PROPOSAL #6: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: It is proposed that the annual

report and the management information circular

disclose the fairness ratios of the aggregate

compensation of the Chief Executive Officer on the

one hand and the aggregate compensation of the five

Named Executives on the other hand, to the average

aggregate compensation of employees

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  ISSUER:                  BANK OF AMERICA CORPORATION

  TICKER:                  BAC                 CUSIP:   060505104

  MEETING DATE:      2/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: A PROPOSAL TO ADOPT AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 BANK OF AMERICA CORPORATION AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER

OF AUTHORIZED SHARES OF COMMON STOCK FROM 10 BILLION

TO 11.3 BILLION.

PROPOSAL #02: A PROPOSAL TO APPROVE THE ADJOURNMENT          ISSUER            YES             FOR                  FOR

OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE,

TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THAT

THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE

SPECIAL MEETING TO APPROVE THE PROPOSAL SET FORTH IN

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  ISSUER:                  BANK OF AMERICA CORPORATION

  TICKER:                  BAC                 CUSIP:   060505104

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SUSAN S. BIES               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM P.                   ISSUER            YES             FOR                  FOR

BOARDMAN

PROPOSAL #1C: ELECTION OF DIRECTOR: FRANK P. BRAMBLE,        ISSUER            YES             FOR                  FOR

 SR.

PROPOSAL #1D: ELECTION OF DIRECTOR: VIRGIS W. COLBERT        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: CHARLES K. GIFFORD      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CHARLES O.                   ISSUER            YES             FOR                  FOR

HOLLIDAY, JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: D. PAUL JONES, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MONICA C. LOZANO         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: THOMAS J. MAY               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: BRIAN T. MOYNIHAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DONALD E. POWELL         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: CHARLES O.                   ISSUER            YES             FOR                  FOR

ROSSOTTI

PROPOSAL #1M: ELECTION OF DIRECTOR: ROBERT W. SCULLY         ISSUER            YES             FOR                  FOR

PROPOSAL #02: A PROPOSAL TO RATIFY THE REGISTERED              ISSUER            YES             FOR                  FOR

INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2010

PROPOSAL #03: A PROPOSAL TO ADOPT AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 BANK OF AMERICA AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED

SHARES OF COMMON STOCK FROM 11.3 BILLION TO 12.8

BILLION

PROPOSAL #04: AN ADVISORY (NON-BINDING) VOTE                       ISSUER            YES             FOR                  FOR

APPROVING EXECUTIVE COMPENSATION

PROPOSAL #05: A PROPOSAL TO APPROVE AN AMENDMENT TO          ISSUER            YES             FOR                  FOR

THE 2003 KEY ASSOCIATE STOCK PLAN

PROPOSAL #06: STOCKHOLDER PROPOSAL - DISCLOSURE OF        SHAREHOLDER        YES         ABSTAIN           AGAINST

GOVERNMENT EMPLOYMENT

PROPOSAL #07: STOCKHOLDER PROPOSAL - NON-DEDUCTIBLE      SHAREHOLDER        YES         AGAINST               FOR

PAY

PROPOSAL #08: STOCKHOLDER PROPOSAL - SPECIAL                  SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDER MEETINGS

PROPOSAL #09: STOCKHOLDER PROPOSAL - ADVISORY VOTE ON   SHAREHOLDER        YES         AGAINST               FOR

 EXECUTIVE COMPENSATION

PROPOSAL #10: STOCKHOLDER PROPOSAL - SUCCESSION             SHAREHOLDER        YES         AGAINST               FOR

PLANNING

PROPOSAL #11: STOCKHOLDER PROPOSAL - DERIVATIVES           SHAREHOLDER        YES         AGAINST               FOR

TRADING

PROPOSAL #12: STOCKHOLDER PROPOSAL - RECOUP INCENTIVE   SHAREHOLDER        YES         AGAINST               FOR

 COMPENSATION

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  ISSUER:                  BANK OF AYUDHYA PUBLIC CO LTD BAY

  TICKER:                  N/A                 CUSIP:   Y0644Q115

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the minutes of the EGM of                       ISSUER            YES             FOR                  FOR

shareholders number 2/2009 held on 27 AUG 2009

PROPOSAL #2: Approve to acknowledge the Board of                ISSUER            YES             FOR                  FOR

Directors annual report

PROPOSAL #3: Approve to acknowledge the payment of            ISSUER            YES             FOR                  FOR

interim dividend for the first half-year ended 30 JUN

 2009

PROPOSAL #4: Approve to acknowledge the sale and                ISSUER            YES             FOR                  FOR

purchase of shares to adjust the shareholding

percentage in Ayudhya Fund Management Co Ltd and

Prima Vest Asset Management Co Ltd

PROPOSAL #5: Approve the bank's balance sheets and            ISSUER            YES             FOR                  FOR

profit and loss statements for the FYE 31 DEC 2009

PROPOSAL #6: Approve the performance allocation for          ISSUER            YES             FOR                  FOR

the period ended 31 DEC 2009 and dividend payment

PROPOSAL #7.1.1: Election of Mr. Virojn                               ISSUER            YES             FOR                  FOR

Srethapramotaya as a non-executive Director to

replace the retired by rotation Directors

PROPOSAL #7.1.2: Election of Mr. Pongpinit Tejagupta         ISSUER            YES             FOR                  FOR

as a Non-Executive Director to replace the retired by

 rotation Directors

PROPOSAL #7.1.3: Election of Mr. Des O Shea as a Non-        ISSUER            YES             FOR                  FOR

Executive Director to replace the retired by rotation

 Directors

PROPOSAL #7.1.4: Election of Miss. Potjanee                        ISSUER            YES             FOR                  FOR

Thanavaranit as a Independent Director to replace the

 retired by rotation Directors

PROPOSAL #7.2: Approve to increase the number of                ISSUER            YES             FOR                  FOR

Director and Election of Miss Nopporn Tirawattanagool

 as a additional non-executive Director

PROPOSAL #8: Approve the Directors remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #9: Appoint the Auditors and approve the              ISSUER            YES             FOR                  FOR

audit fees

PROPOSAL #10: Amend the Article 1, Article 4, Article        ISSUER            YES             FOR                  FOR

 9, Article 9. BIS, Article 22, Article 36, Article

42, and Article 53 BIS of the bank's Articles of

Association

PROPOSAL #11: Other business [if any]                                    ISSUER            YES         AGAINST           AGAINST

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  ISSUER:                  BANK OF BARODA

  TICKER:                  N/A                 CUSIP:   Y06451119

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet of         ISSUER            YES             FOR                  FOR

the Bank as at 31 MAR 2009, profit & loss account for

 the YE 31 MAR 2009, the report of the Board of

Directors on the working and activities of the Bank

for the period covered by the accounts and the

Auditor's report on the balance sheet and the accounts

PROPOSAL #2.: Declare a dividend for the year 2008-           ISSUER            YES             FOR                  FOR

2009

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  ISSUER:                  BANK OF CHINA LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y0698A107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board and/or a Board              ISSUER            YES         AGAINST           AGAINST

Committee, during the Relevant Period  as hereafter

defined , an unconditional general mandate to

separately or concurrently allot, issue and/or deal

with A Shares and/or H Shares, and to make or grant

offers, agreements, options or conversion rights in

respect thereof: such mandate shall not extend beyond

 the Relevant Period save that the Board may during

the Relevant Period make or grant offers, agreements,

 options or conversion rights which might require the

 exercise of such powers after the end of the

Relevant Period; the aggregate CONTD.

PROPOSAL #S.2.1: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Type of securities to be issued

PROPOSAL #S.2.2: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: issue size

PROPOSAL #S.2.3: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: par value and issue price

PROPOSAL #S.2.4: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: term

PROPOSAL #S.2.5: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: interest rate

PROPOSAL #S.2.6: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: method and timing of interest payment

PROPOSAL #S.2.7: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: conversion period

PROPOSAL #S.2.8: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: CB Conversion Price and adjustment

PROPOSAL #S.2.9: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Downward adjustment to CB Conversion

PROPOSAL #S2.10: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Conversion method of fractional share

PROPOSAL #S2.11: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Terms of redemption

PROPOSAL #S2.12: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Redemption at the option of the CB

PROPOSAL #S2.13: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Dividend rights of the year of conversion

PROPOSAL #S2.14: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Method of issuance and target subscribers

PROPOSAL #S2.15: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Subscription arrangement for the

existing A Shareholders

PROPOSAL #S2.16: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: CB Holders and meetings

PROPOSAL #S2.17: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Use of proceeds from the issuance of the

 Convertible Bonds

PROPOSAL #S2.18: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Special provisions in relation to

supplementary capital

PROPOSAL #S2.19: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: Guarantee and security

PROPOSAL #S2.20: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: the validity period of the resolution of

 the issuance of the Convertible Bonds

PROPOSAL #S2.21: Approve that each of the following          ISSUER            YES             FOR                  FOR

items in respect of the proposed issuance of the A

share convertible corporate bonds  Convertible Bonds

 within the PRC by the Bank, and shall be implemented

 subsequent to the granting of the approval from the

relevant governmental authorities in the PRC upon

application: matters relating to authorization in

connection with the issuance of the Convertible Bonds

PROPOSAL #3: Approve the Capital Management Plan               ISSUER            YES             FOR                  FOR

2010 to 2012

PROPOSAL #4: Approve the Feasibility Analysis Report         ISSUER            YES             FOR                  FOR

on Use of Proceeds of the Public Issuance of A Share

Convertible Corporate Bonds by the Bank

PROPOSAL #5: Approve the Utilization Report on the            ISSUER            YES             FOR                  FOR

Bank's Use of Proceeds from the Previous Issuance of

Securities by the Bank

PROPOSAL #6: Elect Mr. Li Jun as a Supervisor of the         ISSUER            YES             FOR                  FOR

Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF EAST ASIA LTD, HONG KONG

  TICKER:                  N/A                 CUSIP:   Y06942109

  MEETING DATE:      12/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Bank by USD 500,000,000 by the

creation of 500,000 Substitute Preference Shares of

USD 1,000 each, with the rights and subject to the

restrictions set out in the Bank's Articles of

Association as amended by this Resolution; amend the

Articles of Association of the Bank as follows: [i]

by inserting a new Article 4C with the specified

terms after the existing Article 4B; [ii] by

inserting a new Schedule A with the specified terms

issued by the Bank of even date herewith after the

existing Article 135; and authorize the Board of

Directors to issue and allot 500,000 Substitute

Preference Shares of USD 1,000 each in the aggregate

value of USD 500,000,000 which fall to be issued upon

 the occurrence of a Substitution Event to the then

holders of the Innovate Preference Shares according

to the terms of the Substitution Deed and the

PROPOSAL #2.: Re-elect Dr. Isidro Faine Casas as a            ISSUER            YES             FOR                  FOR

Director of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF EAST ASIA LTD, HONG KONG

  TICKER:                  N/A                 CUSIP:   Y06942109

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited accounts and the                 ISSUER            YES             FOR                  FOR

report of the Directors and the Independent Auditor's

 report for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 0.48 per        ISSUER            YES             FOR                  FOR

 share  with scrip option  for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect Dr. The Hon. Sir David Li              ISSUER            YES             FOR                  FOR

Kwok-po as a Director

PROPOSAL #3.b: Re-elect Dr. Allan WONG Chi-yun as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.c: Re-elect Mr. Aubrey Li Kwok-sing as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.d: Re-elect Mr. Winston LO Yau-lai as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Re-elect Tan Sri Dr. KHOO Kay-peng as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.f: Re-elect Mr. Stephen Charles Li Kwok-         ISSUER            YES             FOR                  FOR

sze as a Director

PROPOSAL #4: Re-appoint KPMG as the Auditors of the          ISSUER            YES             FOR                  FOR

Bank and authorize the Directors to fix their

remuneration

PROPOSAL #5: Approve to increase the authorized                 ISSUER            YES             FOR                  FOR

capital of the Bank from HKD 6,500,000,000 divided

into 2,600,000,000 ordinary shares of HKD 2.50 each

and USD 500,000,000 divided into 500,000 Substitute

Preference Shares of USD 1,000 each to HKD

10,000,000,000 divided into 4,000,000,000 ordinary

shares of HKD 2.50 each and USD 500,000,000 divided

into 500,000 Substitute Preference Shares of USD

1,000 each by the creation of an additional

1,400,000,000 ordinary shares of HKD 2.50 each

PROPOSAL #6: Authorize the Directors, to allot, issue        ISSUER            YES             FOR                  FOR

 and dispose of additional shares of the Bank and

make or grant offers, agreements, options or warrants

 during and after the relevant period, not exceeding

10% of the aggregate nominal amount of the issued

share capital of the Bank as at the date of this

Resolution, other than pursuant to: i) a rights

issue; ii) the exercise of any share option scheme or

 similar arrangement adopted for the grant or issue

to the employees of the Bank and its subsidiaries of

shares or rights to acquire shares of the Bank; iii)

any scrip dividend or similar arrangement in

accordance with the Articles of Association of the

Bank;  Authority expires the earlier of the

conclusion of the next AGM of the Bank or the

expiration of the period with in which the next AGM

of the Bank is required by law to be held

PROPOSAL #7: Authorize the Directors, to repurchase          ISSUER            YES             FOR                  FOR

ordinary shares of HKD 2.50 each in the capital of

the Bank during the relevant period, in accordance

with all applicable laws and regulations of the Rules

 Governing the Listing of Securities on The Stock

Exchange of Hong Kong Limited or any other stock

exchange as amended from time to time, not exceeding

10% of the aggregate nominal amount of the issued

share capital of the Bank;  Authority expires the

earlier of the conclusion of the next AGM of the Bank

 or the expiration of the period with in which the

next AGM of the Bank is required by law to be held

PROPOSAL #8: Approve, conditional on the passing of          ISSUER            YES         AGAINST           AGAINST

Resolutions 6 and 7  as specified , to extend the

general mandate granted to the Directors to allot

shares pursuant to Resolution 6, by adding to the

aggregate nominal amount of the share capital which

may be allotted or agreed to be allotted by the

Directors pursuant to such general mandate an amount

representing the aggregate nominal amount of the

share capital of the Bank repurchased by the Bank

pursuant to Resolution 7  as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF INDIA

  TICKER:                  N/A                 CUSIP:   Y06949112

  MEETING DATE:      7/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet of the bank as at 31 MAR 2009, profit and loss

account for the YE 31 MAR 2009; report of the Board

of Directors on the working and activities of the

Bank for the period covered by the accounts and the

Auditors' Report on the balance Sheet and accounts

PROPOSAL #2.: Approve the payment of interim dividend        ISSUER            YES             FOR                  FOR

 and declare final dividend on equity shares for the

FY 2008 to 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF IRELAND (THE GOVERNOR AND COMPANY OF THE B

  TICKER:                  N/A                 CUSIP:   G49374146

  MEETING DATE:      7/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and        ISSUER            YES         ABSTAIN           AGAINST

 the accounts for the YE 31 MAR 2009

PROPOSAL #2.i: Elect Mr. Patrick O'Sullivan as a Non-        ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #2.iia: Re-elect Mr. Richie Boucher as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iib: Re-elect Mr. Des Crowley as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iic: Re-elect Mr. Denis Donovan as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iiD: Re-elect Mr. Paul Haran as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.iiE: Re-elect Mr. Dennis Holt as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iif: Re-elect Ms. Rose Hynes as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.iiG: Re-elect Mr. Jerome Kennedy as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iiH: Re-elect Ms. Heather Ann McSharry as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #2.iiI: Re-elect Mr. Declan McCourt as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iiJ: Re-elect Mr. Terry Neill as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iik: Re-elect Mr. John O'Donovan as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #s.4: Approve, for the purposes of Section          ISSUER            YES             FOR                  FOR

209 of the Companies Act, 1990 [the 1990 Act], to re-

issue price range at which any units of Treasury

Stock for the time being held by the Bank may be re-

issued off-market shall be determined in accordance

with Bye-Law 41 of the Bye-Laws of the Bank; this

resolution shall take effect and [authority expires

the earlier of the next Annual General Court of the

Bank after the passing of this resolution or 02 JAN

2011]; in accordance with the provisions of Section

209 of the 1990 Act

PROPOSAL #s.5: Authorize the Directors, to issue,              ISSUER            YES             FOR                  FOR

allot, grant options over or otherwise dispose of

Ordinary Stock of the Bank for cash on a non-pre-

emptive basis [including the issue of securities

convertible into Ordinary Stock] or to agree to do

any of the foregoing acts provided that the power

conferred by this resolution shall: be limited to the

 issue, allotment, grant of options over or other

disposal of Ordinary Stock of a nominal amount of EUR

 32 million; and [Authority expires the earlier of on

 02 OCT 2010 or the date of the Annual General Court

of the Bank in 2010]; and provided further that, any

Ordinary Stock which may be issued pursuant to any

employee stock issue or stock option scheme approved

by a General Court shall be disregarded for the

purpose of both the maximum limit and the expiry date

 as specified

PROPOSAL #s.6: Authorize the Directors, to issue,              ISSUER            YES             FOR                  FOR

allot, grant options over or otherwise dispose of

Ordinary Stock of the Bank otherwise than for cash on

 a non-pre-emptive basis [including the issue of

securities convertible into Ordinary Stock] or to

agree to do any of the foregoing acts; provided that

the power conferred by this resolution shall: be

limited to the issue, allotment, grant of options

over or other disposal of Ordinary Stock of a nominal

 amount, at the date of the passing of the

resolution, of the lesser of 10% of the issued

Ordinary Stock or the authorized but unissued

Ordinary Stock in the capital of the Bank; and

[Authority expires the earlier on 02 OCT 2010 or the

date of the Annual General Court of the Bank in

2010]; and provided further that any Ordinary Stock

which may be issued pursuant to any Employee Stock

issue or Stock Option scheme approved by a General

Court shall be disregarded for the purpose of both

the maximum limit and the expiry date as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF IRELAND (THE GOVERNOR AND COMPANY OF THE B

  TICKER:                  N/A                 CUSIP:   G49374146

  MEETING DATE:      1/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Bank, to apply to become        ISSUER            YES             FOR                  FOR

 a participating institution in NAMA and authorize

the Directors to carry out all actions arising from

such participation

PROPOSAL #S.2: Amend the Bye-Laws to permit the                 ISSUER            YES             FOR                  FOR

approval of matters by ordinary resolution, unless a

Special Resolution is required by the Bye-Laws or the

 Companies Acts 1963-2009

PROPOSAL #S.3: Amend the Bye-Laws to provide for the         ISSUER            YES             FOR                  FOR

calling of an Extraordinary General Court [for the

passing of an ordinary resolution] on 14 days notice

PROPOSAL #S.4: Grant authority for the calling of an         ISSUER            YES             FOR                  FOR

Extraordinary General Court [for the passing of an

Ordinary Resolution] on 14 days notice until the next

 AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF IRELAND (THE GOVERNOR AND COMPANY OF THE B

  TICKER:                  N/A                 CUSIP:   G49374146

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Renominalisation of                     ISSUER            YES             FOR                  FOR

Ordinary Stock

PROPOSAL #2.: Approve to increase the Bank's                       ISSUER            YES             FOR                  FOR

authorized capital stock

PROPOSAL #3.: Adopt the new Bye-Laws                                     ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve to issue Ordinary Stock and              ISSUER            YES             FOR                  FOR

disapply pre-emption rights to effect the Proposals,

excluding the Government Transaction

PROPOSAL #5.: Approve to issue the allotment                       ISSUER            YES             FOR                  FOR

instrument in respect of allotment instruments stock

necessary to effect the debt for equity offers

PROPOSAL #6.: Approve to issue Ordinary Stock                     ISSUER            YES             FOR                  FOR

pursuant to the Proposals at a discount of more than

10% to the middle market price

PROPOSAL #7.: Approve the Government Transaction as a        ISSUER            YES             FOR                  FOR

 related party transaction pursuant to the Listing

Rules, issue Ordinary Stock at a discount of more

than 10% to the middle market price and disapply pre-

emption rights in respect of the Government

Transaction and to approve the Warrant Cancellation

PROPOSAL #8.: Approve to reduce stock premium                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF IRELAND (THE GOVERNOR AND COMPANY OF THE B

  TICKER:                  N/A                 CUSIP:   G49374146

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and        ISSUER            YES             FOR                  FOR

 the account for the 9 month period ended 31 DEC 2009

PROPOSAL #2.: Receive and consider the report on                ISSUER            YES             FOR                  FOR

Directors remuneration for the 9 month period ended

31 DEC 2009

PROPOSAL #3.i: Election of Pat Molloy as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.iia: Re-election of Dennis Holt as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iib: Re-election of Richie Boucher as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iic: Re-election of Des Crowley as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iid: Re-election of Denis Donovan as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iie: Re-election of Paul Haran as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iif: Re-election of Rose Hynes as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iig: Re-election of Jerome Kennedy as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iih: Re-election of Heather Ann McSharry         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.iii: Re-election of John O'Donovan as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iij: Re-election of Patrick O'Sullivan as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #4.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #S.5: Approve the purposes of Section 209 of        ISSUER            YES             FOR                  FOR

 the Companies Act, 1990 [the 1990 Act], the re-issue

 price range at which any units of treasury stock for

 the time being hold by the Bank may be re-issued

off-market shall be determine with Bye-Laws of the

Bank: [Authorize shall expire at the close of

business on the earlier of the date of the next AGC

of the Bank after the passing of this resolution or

31 AUG 2011] unless previously varied or renewed in

accordance with the provisions of Section 209 of the

PROPOSAL #S.6: Approve that the General Court, other         ISSUER            YES             FOR                  FOR

than an Annual General Court and other than a Court

called for the passing of a special resolution, may

be called on not less than 14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF NEW YORK MELLON CORP.

  TICKER:                  BK                   CUSIP:   064058100

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RUTH E. BRUCH                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NICHOLAS M. DONOFRIO                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD L. HASSELL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDMUND F. KELLY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT P. KELLY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD J. KOGAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. KOWALSKI                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN A. LUKE, JR.                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT MEHRABIAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK A. NORDENBERG                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CATHERINE A. REIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. RICHARDSON                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SAMUEL C. SCOTT III                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN P. SURMA                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WESLEY W. VON SCHACK                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE THE ADVISORY (NON-         ISSUER            YES             FOR                  FOR

BINDING) RESOLUTION RELATING TO 2009 EXECUTIVE

COMPENSATION.

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.

PROPOSAL #04: STOCKHOLDER PROPOSAL WITH RESPECT TO        SHAREHOLDER        YES         AGAINST               FOR

CUMULATIVE VOTING.

PROPOSAL #05: STOCKHOLDER PROPOSAL REQUESTING                 SHAREHOLDER        YES         AGAINST               FOR

ADOPTION OF POLICY REQUIRING FIVE-YEAR LOCK-UP PERIOD

 FOR SENIOR EXECUTIVES' EQUITY INCENTIVE AWARDS.

PROPOSAL #06: STOCKHOLDER PROPOSAL REQUESTING                 SHAREHOLDER        YES             FOR               AGAINST

STOCKHOLDER APPROVAL OF CERTAIN FUTURE SEVERANCE

AGREEMENTS WITH SENIOR EXECUTIVES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF NOVA SCOTIA

  TICKER:                  N/A                 CUSIP:   064149107

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Ronald A. Brenneman as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of C. J. Chen as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of Ronald David A. Dodge as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.4: Election of N. Ashleigh Everett as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of C. Kerr as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of Hon. Michael J. L. Kirby          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #1.7: Election of John T. Mayberry as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Thomas C. O'neill as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of A. E. Rovzar De La Torre          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #1.10: Election of Indira V. Samarasekera as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #1.11: Election of Allan C. Shaw as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Paul D. Sobey as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of Barbara S. Thomas as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Richard E. Waugh as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP as the Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the advisory vote on non-binding        ISSUER            YES             FOR                  FOR

 resolution on execute compensation approach

PROPOSAL #4: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL 1: approve the Board of

Directors submit to shareholder vote more nominees

than there are Director positions to be filled, and

election rules in order that shareholders may take on

 a more active role in the Director election process

PROPOSAL #5: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL 2: receive the annual report and

 management information circular disclose the

fairness ratios of the aggregate compensation of the

Chief Executive Officer on the one hand, and the

aggregate compensation of the five Named Executives

on the other hand, to the average aggregate

compensation of employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF PIRAEUS

  TICKER:                  N/A                 CUSIP:   X06397107

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements of                ISSUER             NO              N/A                  N/A

2009,with the reports of Board of the Directors,

Auditors

PROPOSAL #2: Approve the dismissal of Board of                   ISSUER             NO              N/A                  N/A

Directors and Chartered Auditor from any

compensational responsibility for 2009

PROPOSAL #3: Election of Chartered Auditors ordinary         ISSUER             NO              N/A                  N/A

and substitute for 2010

PROPOSAL #4: Approve the payment of salaries and                ISSUER             NO              N/A                  N/A

compensations to Board of Directors Members for 2009

and pre-approval for salaries payment to Board of

Directors Members for 2010

PROPOSAL #5: Approve the determination of Audit                 ISSUER             NO              N/A                  N/A

Committee according to Article 37 of Law 3693/2008

PROPOSAL #6: Authorize the Board of Directors Members        ISSUER             NO              N/A                  N/A

 and Company's Managers to participate in other

Company's Management according to Article 23 of Law

2190/1920

PROPOSAL #7: Various announcements                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK OF THE PHILIPPINE ISLANDS

  TICKER:                  N/A                 CUSIP:   Y0967S169

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the calling of meeting to order        ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the certification of notice               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the determination and                        ISSUER            YES             FOR                  FOR

declaration of quorum

PROPOSAL #4.: Approve the minutes of the annual                 ISSUER            YES             FOR                  FOR

meeting of the Stockholders on 31 MAR 2009

PROPOSAL #5.: Receive the annual report and approve          ISSUER            YES             FOR                  FOR

the bank's statement of condition as of 31 DEC 2009

incorporated in the annual report

PROPOSAL #6.: Approve the confirmation of all acts            ISSUER            YES             FOR                  FOR

during the past year of the Board of Directors,

Executive Committee and all other Board and

Management Committees and Officers of BPI

PROPOSAL #7.1: Election of Jaime Augusto Zobel De              ISSUER            YES             FOR                  FOR

Ayala II as the Board of Director

PROPOSAL #7.2: Election of Aurelio R. Montinola III          ISSUER            YES             FOR                  FOR

as the Board of Director

PROPOSAL #7.3: Election of Fernando Zobel De Ayala as        ISSUER            YES             FOR                  FOR

 the Board of Director

PROPOSAL #7.4: Election of Gerardo C. Ablaza, Jr. as         ISSUER            YES             FOR                  FOR

the Board of Director

PROPOSAL #7.5: Election of Romeo L. Bernardo as a              ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #7.6: Election of Chng Sok Hui as a                       ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #7.7: Election of Cezar P. Consing as a                ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #7.8: Election of Octavio V. Espiritu as a          ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #7.9: Election of Rebecca G. Fernando as the        ISSUER            YES         AGAINST           AGAINST

 Board of Director

PROPOSAL #7.10: Election of Xavier P. Loinaz as a              ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #7.11: Election of Ma Yuen Lin Annie as the         ISSUER            YES             FOR                  FOR

Board of Director

PROPOSAL #7.12: Election of Mercedita S. Nolledo as          ISSUER            YES             FOR                  FOR

the Board of Director

PROPOSAL #7.13: Election of Artemio V. Panganiban as         ISSUER            YES             FOR                  FOR

a Independent Director

PROPOSAL #7.14: Election of Oscar S. Reyes as the              ISSUER            YES         AGAINST           AGAINST

Board of Director

PROPOSAL #7.15: Election of Wong Ann Chai as the                ISSUER            YES             FOR                  FOR

Board of Director

PROPOSAL #8: Election of the External Auditors and            ISSUER            YES             FOR                  FOR

fixing their remuneration

PROPOSAL #9: Declare the stock dividend                                ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #10: Approve the Director's bonus                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11: Other matters                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK POLSKA KASA OPIEKI -GRUPA PEKAO S.A., WARSZAW

  TICKER:                  N/A                 CUSIP:   X0641X106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2: Election of the Chairman                                    ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3: Approve the concluding correctness of            ISSUER            YES         ABSTAIN           AGAINST

convening the OGM and its capacity to adopt binding

resolutions

PROPOSAL #4: Election of the voting Commission                    ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5: Adopt the agenda                                                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #6: Approve the Management Board's report on        ISSUER            YES         ABSTAIN           AGAINST

 the activity of the Bank in 2009

PROPOSAL #7: Approve the financial statements of the         ISSUER            YES         ABSTAIN           AGAINST

Bank for 2009

PROPOSAL #8: Approve the Management Board's report on        ISSUER            YES         ABSTAIN           AGAINST

 the activity of the Bank's capital Group in 2009

PROPOSAL #9: Approve the consolidated financial                 ISSUER            YES         ABSTAIN           AGAINST

statements of the Bank's capital Group for 2009

PROPOSAL #10: Approve the motion of the Management            ISSUER            YES         ABSTAIN           AGAINST

Board on distribution of the Bank's net profit for

PROPOSAL #11: Approve the report of the Bank's                   ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board on its activity in 2009 and the

results of review of the reports on the activity of

the Bank and of the Bank's capital Group in 2009,

financial statements of the Bank and of the Bank's

capital Group for 2009 as well as the motion of the

Management Board on distribution of the Bank's net

profit for 2009

PROPOSAL #12.1: Approve the Management Board's report        ISSUER            YES         ABSTAIN           AGAINST

 on the activity of the Bank in 2009

PROPOSAL #12.2: Approve the financial statements of          ISSUER            YES         ABSTAIN           AGAINST

the Bank for 2009

PROPOSAL #12.3: Approve the Management Board's report        ISSUER            YES         ABSTAIN           AGAINST

 on the activity of the Bank's capital Group in 2009

PROPOSAL #12.4: Approve the consolidated financial            ISSUER            YES         ABSTAIN           AGAINST

statements of the Bank's capital Group for 2009

PROPOSAL #12.5: Approve the distribution of the                 ISSUER            YES         ABSTAIN           AGAINST

Bank's net profit for 2009

PROPOSAL #12.6: Approve the report of the Bank's                ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board on its activity in 2009

PROPOSAL #12.7: Approve the performance of duties by         ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board in 2009

PROPOSAL #12.8: Approve the performance of duties by         ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board in 2009

PROPOSAL #13: Approve the motion regarding the                   ISSUER            YES         ABSTAIN           AGAINST

changes in the composition of the Supervisory Board

of Bank and adoption of the resolutions on changes in

 the composition of the Supervisory board of Bank

PROPOSAL #14: Approve the motion regarding the                   ISSUER            YES         ABSTAIN           AGAINST

changes of remuneration of the members of Supervisory

 Board and adoption of the resolution on changes of

remuneration of the members of Supervisory Board

PROPOSAL #15: Approve the motion and adopt the                   ISSUER            YES         ABSTAIN           AGAINST

resolution on selection of Auditor of the Bank

PROPOSAL #16: Approve the motion and adopt the                   ISSUER            YES         ABSTAIN           AGAINST

resolution on the amendments to the Statute of the

PROPOSAL #17: Authorizate the Supervisory Board to            ISSUER            YES         ABSTAIN           AGAINST

determine the uniform text of the Statute of the bank

PROPOSAL #18: Closing                                                                ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK QUEENSLAND LTD

  TICKER:                  N/A                 CUSIP:   Q12764116

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER             NO              N/A                  N/A

the YE 31 AUG 2009 and the related Directors' report

and the Auditor's report

PROPOSAL #2.A: Re-elect Mr. David Graham as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with the Constitution

PROPOSAL #2.B: Re-elect Ms. Carmel Gray as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation in

accordance with the Constitution

PROPOSAL #2.C: Re-elect Mr. John Reynolds as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with the Constitution

PROPOSAL #3.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, the issue of 3,094,053 ordinary

shares issued on 19 MAY 2009 under the underwriting

arrangements for the Dividend Reinvestment Plan

PROPOSAL #4.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, the issue of 8,395,765 ordinary

shares on 03 FEB 2009

PROPOSAL #5.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, the issue of 14,300,000 ordinary

shares on 31 AUG 2009

PROPOSAL #6.: Adopt the remuneration report,                       ISSUER            YES             FOR                  FOR

contained in the Bank's 2009 annual report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANK ZACHODNI WBK SA

  TICKER:                  N/A                 CUSIP:   X0646L107

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the general meeting                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2: Election of the Chairman of the general         ISSUER            YES         ABSTAIN           AGAINST

meeting

PROPOSAL #3: Approve to establishing whether the                ISSUER            YES         ABSTAIN           AGAINST

general meeting of shareholders has been duly

convened and has the capacity to adopt resolutions

PROPOSAL #4: Adopt the agenda for the meeting                      ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5: Approve the Management Board's report on        ISSUER            YES         ABSTAIN           AGAINST

 the Bank's activities and the Bank's financial

statements for 2009

PROPOSAL #6: Approve the Management Board's report on        ISSUER            YES         ABSTAIN           AGAINST

 the BZ WBK Group activities and the consolidated

financial statements of the BZ WBK Group for 2009

PROPOSAL #7: Adopt the resolutions on profit                       ISSUER            YES         ABSTAIN           AGAINST

distribution, the dividend date and dividend payment

date

PROPOSAL #8: Grant discharge to the Members of the            ISSUER            YES         ABSTAIN           AGAINST

Management Board

PROPOSAL #9: Approve the Supervisory Board's report          ISSUER            YES         ABSTAIN           AGAINST

on its activities in 2009 and the Supervisory Board's

 report on the assessment of the financial statements

 of the Bank and the BZ WBK Group as well as the

reports on the Bank's and the BZ WBK Group's

PROPOSAL #10: Grant discharge to the Members of the          ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board

PROPOSAL #11: Approve the changing the composition of        ISSUER            YES         ABSTAIN           AGAINST

 the Supervisory Board

PROPOSAL #12: Approve the changing the Statutes of            ISSUER            YES         ABSTAIN           AGAINST

Bank Zachodni WBK S.A.

PROPOSAL #13: Adopt the full text of the Statutes of         ISSUER            YES         ABSTAIN           AGAINST

Bank Zachodni WBK S.A.

PROPOSAL #14: Approve the changing the terms of                 ISSUER            YES         ABSTAIN           AGAINST

reference of the general meeting of shareholders of

Bank Zachodni WBK S.A.

PROPOSAL #15: Closing the general meeting of                       ISSUER            YES         ABSTAIN           AGAINST

shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANKINTER, SA, MADRID

  TICKER:                  N/A                 CUSIP:   E2116H880

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To adopt the annual accounts (balance          ISSUER            YES             FOR                  FOR

sheet, profit and loss account, statement of changes

to the net assets, cash flow statement and report)

and the business report of BANKINTER, S.A. and the

BANKINTER Group for the year 2009 in accordance with

the terms and conditions under which the said

accounts and reports have been prepared by the Board

of Directors of BANKINTER, S.A. at its meeting of 17

March 2010, checked by the Audit and Legislative

Compliance Commission and the unqualified audit by

Deloitte, S.L. The individual financial statements

have been drawn up in accordance with the book

keeping criteria and formats established by the Bank

of Spain. The consolidated statements comply with

international financial reporting standards

(hereinafter called IFRS) and have also been prepared

 in accordance with the criteria and formats of the

Bank of Spain. The pre-tax profits of the

consolidated BANKINTER Group in 2009 totaled 345.941

thousand Euros and the net profits totaled 254.404

thousand Euros, which represents an increase of 2.66%

 and 0.84 % respectively compared to 2008. In the

parent company's individual accounts, the pre-tax

profits of Bankinter, S.A. in 2009 were 308.415

thousand Euros and the distributable net profits

totaled 260.289 thousand Euros. 127.202 thousand

Euros of the distributable profits for the year 2009

have been allocated to dividends and 133.087 thousand

 Euros to voluntary reserves

PROPOSAL #2.: To adopt the proposed application of            ISSUER            YES             FOR                  FOR

the results corresponding to the financial year 2009,

 totaling the amount of 260.289 thousand Euros,

distributed as follows: The amount of 127.202

thousand Euros will be allocated to the payment of

dividends, the total of which will have been already

paid prior to the date of the Ordinary General

Shareholders Meeting on 4 July 2009, 3 October 2009,

2 January 2010, and 3 April 2010, as dividends on

account and charged to the profits obtained for the

year 2009,, adopted by the Board of Directors in the

meetings held on 17 June 2009, 16 September 2009, 16

December 2009, and 17 March 2010. The remaining

results of Bankinter, S.A. for the year 2009, i.e.

the amount of 133.087 thousand Euros, are allocated

to the company's voluntary reserves. The total gross

dividend for the year 2009 is 0.26874 euros per share

PROPOSAL #3.: To adopt the business and activities            ISSUER            YES             FOR                  FOR

carried out by the Board of Directors and that of the

 Chairman and CEO corresponding to the year 2009

PROPOSAL #4.: To re-elect as accounts auditors of              ISSUER            YES             FOR                  FOR

Bankinter, S.A. and its Consolidated Financial Group

for the year 2010 the company Deloitte, S.L.,

domiciled in Madrid at Plaza Pablo Ruiz Picasso, 1 -

Torre Picasso, holder of tax number B- 79104469,

filed with the Official Register of Accounts Auditors

 of Spain under number S-0692 and filed with the

Trade Register of Madrid under volume 13650, folio

188, section 8, page M-54414, in accordance with the

proposal put forward by the Audit and Legislative

Compliance Commission to the Board of Directors and

adopted thereby

PROPOSAL #5.1: To re-elect CARTIVAL S.A., holder of          ISSUER            YES         AGAINST           AGAINST

Tax ID number A-79270252, and with its registered

office at Plaza de Lealtad 4, Madrid, as a Director

of the Bank, for a four-year term, represented by Mr.

 Alfonso Bot n-Sanz de Sautuola y Naveda, born on 3

April 1970, married, of Spanish nationality, with his

 professional address at Plaza de Lealtad 4, Madrid,

and holder of Tax ID number 7,494,676-B. Said person

is in attendance at the General Meeting, and accepts

the re-election and states that the company he

represents does not incur in any statutory

disqualification, and specifically those situations

laid down in the Spanish Companies Act 12/1995 of 11

May, replaced by Law 5/2006 of 10 April, on the

regulation of conflicts of interests affecting

members of the Government and Senior Officers of

Central Government, and Law 14/1995 of 21 April of

the Autonomous Region of Madrid, and furthermore

accepting as representative the duties incumbent on

Directors. CARTIVAL, S.A., was re-elected as a

Director of Bankinter S.A. at the General Meeting

held on 20 April 2006. It is proposed to re-elect

CARTIVAL, S.A., represented by Alfonso Bot n-Sanz de

Sautuola y Naveda, as external director in

representation of shareholder interests; The above

proposal for the re-election of the Director is

backed by a favorable report issued by the Company's

Appointments and Remuneration Committee

PROPOSAL #5.2: To set the effective number of members        ISSUER            YES             FOR                  FOR

 sitting on the Board of Directors at eleven (11),

within the range allowed by article 25 of the

Corporate By-laws

PROPOSAL #6.: To authorize the Board of Directors,            ISSUER            YES             FOR                  FOR

with express powers for substitution in favor of the

Executive Commission, for the derivative acquisition

of own shares directly or through any of the

companies in the group, as well as to subsequently

transfer or amortize the said shares in accordance

with article 75 and concordant articles of the

Spanish Public Limited Companies Act. The

acquisitions may be made at any time and as many

times as considered appropriate, under whatsoever

modality and legal title. They may also be made on

the account of the year's profits and/or free

reserves. The maximum number of shares to be acquired

 at any given time may not exceed the value of 10% of

 the bank's share capital or whatsoever higher figure

 that is legally admissible, without prejudice to the

 cases provided in article 77 of the Spanish Public

Limited Companies Act. The shares acquired by the

bank or its subsidiaries by virtue of this

authorization may be used fully or in part for the

delivery thereof to the directors and employees of

the company when there is a recognized right, either

directly or through the exercise of option rights

held thereby, in accordance with the intents and

purposes provided in the final paragraph of article

75, section 1 of the Spanish Public Limited Companies

 Act. The acquisition prices for the sale

transactions carried out on an official secondary

market will be those that correspond to the stock

market price of the shares on the day on which the

transaction is carried out. For the acquisition of

own shares as a result of the fulfillment of

obligations laid down in option, deferred sale or

similar agreements or contracts previously formalized

 by the bank, including those whose purpose is shares

 and convertible or exchangeable bonds that are to be

 or have been delivered directly to the company's

directors or employees or through the exercise of

option rights held thereby, transactions for which

this authorization is also awarded, the applicable

price will be the price agreed in the corresponding

agreement or contract. The Board of Directors is

hereby authorized to agree the reduction of the share

 capital in order to amortize own shares and set the

terms and conditions for the reduction of capital,

determine the use, agree the exclusion of the shares

from the market and amend article 5 of the Articles

of Association,. The Board of Directors is also

authorized to change the face value of the shares

without increasing or reducing the share capital

figure. This authorization is valid for five years

and covers all the bought-back-share transactions

carried out in accordance with the terms and

conditions thereof. To cancel the authorization

PROPOSAL #7.1: To adopt, without prejudice to the              ISSUER            YES             FOR                  FOR

other remunerations to be received by the directors

during the year 2010 (which are listed in the report

on the remunerations policy that is submitted to a

consultative vote in accordance with point 11 of the

Agenda of the General Shareholders Meeting), the part

 of the remuneration system for the bank's directors

for the year 2010, consisting of the award of shares

under the terms and conditions provided hereunder,

ratifying as per 1st January 2010 the agreement

adopted by the Board of Directors in its meeting of

16th December 2009, at the proposal of the

Appointments and Remunerations Commission, in

accordance with the provisions of article 130 of the

Spanish Public Limited Companies Act and article 32

of the Articles of Association and article 24 of the

Board Regulations: The free award to the directors of

 shares in Bankinter, S.A. on a quarterly basis and

for the same amount, with the commitment to not

disposing of the shares awarded while they hold their

 post as directors of the bank, unless specifically

authorized to do so by the Board. Term of the plan

for the award of shares: One year, where the final

quarterly delivery of the shares is to take place

during the first quarter of 2011. The specific date

of delivery will be determined by the Board of

Directors or the executive commission, without

distinction, or by delegation considered appropriate

by the Board or the executive commission, always

within the aforementioned term. Amount: In order to

determine the amount that is to be invested in the

award of shares, a distribution system by points will

 apply to weight the positions on the Board: 2 points

 to the chairman of the Board; 1.5 points to the

vice-chairman; 1.5 points to the CEO; 1.3 points to

the voting secretary of the Board; and 1 point the

other Board members. This points system may vary if

so approved by the Board. The figure of 25,000 Euros

per annum is hereby agreed as the amount to be

awarded in shares per points in 2010. The number of

shares to be awarded in each quarter will depend on

the price of Bankinter's shares on the date of the

award that is determined. The amount, which in

accordance with the aforementioned distribution of

points, corresponds annually to each director will be

 separated into four parts and, according to the

share price on the date of the award, the number of

PROPOSAL #7.2: To approve, without prejudice to any          ISSUER            YES             FOR                  FOR

other remuneration payable to the Executive Directors

 and Senior Managers of the Bank during 2010 - which

are set forth in detail in the Report on Remuneration

 Policy, which is submitted to a consultation vote

under point 9 of the Agenda of the General Meeting -

the possibility of substituting part of their

monetary remuneration for non-monetary remuneration

consisting in shares in the Bank, at the request of

the beneficiary, within the framework of the flexible

 remuneration system set up for all Bank employees,

subject to the characteristics and conditions set

forth below. Bankinter offers its employees the

opportunity to join the so-called flexible

remuneration system which is becoming widespread in

companies operating in Spain, as from early 2009, and

 this resolution includes Executive Directors and

Senior Managers of the Bank within the possible range

 of beneficiaries of the said scheme in respect of

the opportunity to substitute cash remuneration for

shares in the Bank within the limits laid down by

current tax laws, and which are the same for all

employees. The Share Plan consists in the allocation

of ordinary BANKINTER, S.A. shares forming part of

the same class and series as all other shares in the

Company, and represented by way of book entries, to

Executive Directors and Senior Managers, in

accordance with the terms of this resolution. The

shares to be allocated to the Executive Directors and

 Senior Managers in accordance with this Plan shall

not be newly-issued shares, but rather shall come

from the Bank's own-share portfolio. The total number

 of shares to be allocated as a result of this Plan

during financial year 2010 shall depend on the

closing price of Bankinter shares at the market

session of the business day immediately prior to the

date of payment of each variable remuneration (20

each month), which price shall be discounted by 5%,

and also discounted by the value of the remuneration

applied for by the employees. The Share Plan is aimed

 at Executive Directors and Senior Managers (in

addition to all other employees of Bankinter, S.A.

and its Group). The maximum remuneration that may be

received in the form of Bankinter shares is capped at

 12,000 euros per annum for each Executive Director

PROPOSAL #8.: The Board of Directors is awarded, with        ISSUER            YES             FOR                  FOR

 express powers of substitution in the Executive

Commission, the broadest powers required in law to

interpret, correct, complete and execute the

agreements adopted by the General Shareholders

Meeting and to substitute the powers awarded by the

General Shareholders Meeting. Similarly, with regard

to the filing of the annual accounts and the

documents mentioned in the Trade Register

Regulations, the Chairman of the Board of Directors,

Pedro Guerrero Guerrero, the CEO, Jaime Echegoyen

Enriquez de la Orden, the Voting Secretary of the

Board of Directors, Rafael Mateu de Ros Cerezo and

the General Secretary, Inigo Guerra Azcona are

authorized so that any one of them may, without

distinction, carry out whatsoever actions that are

required to file the said documents, which includes

the presentation of applications before the Trade

Register and the issue of whatsoever certificate. The

 Chairman of the Board of Directors, the CEO, the

Voting Secretary of the Board of Directors and the

General Secretary are authorized so that any one of

them may convert into a public deed the agreements

adopted by the General Shareholders Meeting at this

meeting and sign and execute the public or private

documents that are necessary or appropriate for the

execution thereof, including the power to amend and

correct the content thereof insofar as it is

necessary to adapt the corresponding document to the

classification of the Trade Register or whatsoever

PROPOSAL #9.: Pursuant to the recommendation laid              ISSUER            YES             FOR                  FOR

down in the Unified Code of Good Corporate

Governance, the Report on remuneration policy

approved by the Bankinter S.A. Board of Directors at

the proposal of the Appointments and Remuneration

Committee, the complete text of which has been made

available for shareholders to inspect together with

all other documents in respect of the General

Meeting, is submitted to a consultative vote by the

General Meeting, in order to provide maximum

transparency to the remuneration paid by the Bank to

its Directors and Senior Managers, in accordance with

 the recommendations required by the market at a

national and international level. The analysis and

description of the Company's systems, policies, and

remuneration items contained in the report for

financial year 2009 features the most up-to-date

rules and recommendations in this area such as the EU

 Recommendations of April 2009, and the principles of

 the Financial Stability Board and its enforcement

standards of September and October 2009 respectively.

 The Report on remuneration policy includes a

description of the general remuneration policy for

the board and for senior managers, a summary of

remuneration received in 2009 by the Board and Senior

 Management, all innovations and application

forecasts for these systems for financial year 2010,

a description of the functions of the Appointments

and Remuneration Committee, and as a new feature, the

 conclusions of the analysis of the adaptation of the

 Company's remuneration systems to the application

standards of the FSB of September 2009 (in respect of

 the principles approved by the Financial Stability

PROPOSAL #10.: The General Shareholders Meeting is            ISSUER             NO              N/A                  N/A

notified of the report required by article 116 bis of

 the Spanish Securities Market Law, which has been

adopted by the Board of Directors and placed at the

disposal of the shareholders together with the

remaining documentation of the General Shareholders

Meeting in the announcement thereof. It also appears

on Bankinter's corporate website. In relation to this

 report, it is indicated that the sections that refer

 to the structure of capital, main shareholders,

restrictions to voting rights, parasocial agreements

and regulations for the appointment and dismissal of

directors are included in the annual corporate

governance report of Bankinter, S.A., which has been

included in the business report this year in

accordance with current legislation, where no piece

of information is worthy of special mention in the

case of Bankinter

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BANPU PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y0697Z111

  MEETING DATE:      4/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the minutes of the AGM for          ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #2: Acknowledge the performance of the                 ISSUER            YES             FOR                  FOR

Company for the year 2009 and adopt the Directors'

report for the performance of the Company for the YE

on 31 DEC 2009

PROPOSAL #3: Approve the balance sheet and the                  ISSUER            YES             FOR                  FOR

profit and loss statements for the YE on 31 DEC 2009

PROPOSAL #4: Approve the distribution of annual                 ISSUER            YES             FOR                  FOR

profits

PROPOSAL #5.a: Approve the appointments of Directors         ISSUER            YES             FOR                  FOR

in place of those retiring by rotation

PROPOSAL #5.b: Approve the Directors' remunerations           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Appointment of the Company's Auditor and        ISSUER            YES             FOR                  FOR

 approve to fix his/her remuneration

PROPOSAL #7: Other businesses                                                  ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCLAYS PLC

  TICKER:                  N/A                 CUSIP:   G08036124

  MEETING DATE:      8/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors the proposed            ISSUER            YES             FOR                  FOR

disposal by Barclays Plc of the Barclays Global

Investors business and ancillary arrangements,

pursuant to the BGI Disposal Agreement [as specified

in the circular to shareholders dated 09 JUL 2009] in

 the manner and on the terms and conditions of the

BGI Disposal Agreement and which, as described in the

 circular, comprises a Class 1 transaction under the

Listing Rules, to take all such steps as may be

necessary or desirable in relation thereto and to

carry the same into effect with such modifications,

variations, revisions or amendment [providing such

modifications, variation or amendments are not of a

material nature] as they shall deem necessary or

desirable

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARCLAYS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G08036124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the reports of the Directors and        ISSUER            YES             FOR                  FOR

 Auditors and the audited accounts of the Company for

 the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Re-elect Reuben Jeffery III as Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4: Re-elect Marcus Aglus as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #5: Re-elect David Booth as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #6: Re-elect Sir Richard Broadbent as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7: Re-elect Sir Michael Rake as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Re-elect Sir Andrew Likierman as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #9: Re-elect Chris Lucas as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP,         ISSUER            YES             FOR                  FOR

Chartered Accountants and Registered Auditors, as the

 Auditors of the Company to hold office from the

conclusion of this meeting until the conclusion of

the next AGM at which accounts are laid before the

PROPOSAL #11: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #12: Authorize the Company, in accordance            ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 [the 2006

Act] the Company and any Company which, at any time

during the period for which this resolution has

effect, is a subsidiary of the Company to a) make

political donations to political organizations not

exceeding GBP 25,000 in total and b) incur political

expenditure not exceeding GBP 100,000 in total, in

each case during the period commencing on the date of

 this resolution and ending on the date of the AGM of

 the Company to be held in 2011 or on 30 JUN 2011,

provided that the maximum amounts as specified may

consist of sums in any currency converted into

sterling at such rate as the Board may in its

absolute discretion determine for the purposes of

this resolution, the terms political donations

political organizations and political expenditure

shall have the meanings given to them in Sections 363

 to 365 of the 2006 Act

PROPOSAL #13: Authorize the Directors, in                            ISSUER            YES             FOR                  FOR

substitution for all existing authorities, pursuant

to Section 551 of the 2006 Act to exercise all the

powers of the Company to; a) allot shares [as defined

 in Section 540 of the 2006 Act] in the Company or

grant rights to subscribe for or to convert any

security into shares in the Company up to an

aggregate nominal amount of GBP 1,043,323,357, GBP

77,500,000, EUR 40,000,000 and 1F4,000,000,000; b)

allot equity securities [as specified in Section 560

of the 2006 Act] up to an aggregate nominal amount of

 GBP 2,006,646,714 [such amount to be reduced by the

aggregate nominal amount of ordinary shares allotted

or rights to subscribe for or to convert any

securities into ordinary shares in the Company

granted under this Resolution 13] in connection with

an offer by way of a rights issue: i) to ordinary

shareholders in proportion [as nearly as maybe

practicable] to their existing holdings; and ii) to

holders of other equity securities [as defined in

Section 560 of the 2006 Act] as required by the

rights of those securities, or subject to such

rights, as the Directors otherwise consider

necessary, and so that the Directors may impose any

limits or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

matter, [Authority expires the earlier of the end of

the AGM of the Company to be held in 2011 or the

close of business on 30 JUN 2011]; the Company may

make offers and enter into agreements before the

authority expires which would, or might require

shares to be allotted or rights to subscribe for or

to convert any security into shares to be granted

after the authority expires and the Directors may

allot shares or grant such rights under any such

PROPOSAL #S.14: Authorize the Directors, in                        ISSUER            YES             FOR                  FOR

substitution for all existing powers, and subject to

the passing of Resolution 13, pursuant to Section 570

 of the 2006 Act to allot equity securities [as

defined in Section 560 of the 2006 Act] for cash,

pursuant to the authority granted Resolution 13

and/or where the allotment constitutes an allotment

of equity securities by virtue of Section 560(3) of

the 2006 Act, in each case free of the restriction in

 Section 561 of the 2006 Act, such power to be

limited: [a] to the allotment of equity securities in

 connection with an offer of equity securities [but

in case of an allotment pursuant to the authority

granted by Paragraph [b] of Resolution 13, such power

 shall be limited to the allotment of equity

securities in connection with an offer by way of a

rights issue only]: [i] to ordinary shareholders in

proportion [as nearly as may be practicable to their

existing holdings;] [ii] to holders of other equity

securities [as defined in Section 560 of the 2006

Act], as required by the rights of those securities

or, subject to such rights, as the Directors

otherwise consider necessary, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of any territory or any other matter; and [b] to

 the allotment of equity securities, pursuant to the

authority granted by paragraph [a] of resolution 13

and/or an allotment of equity securities by virtue of

 Section 560(3) of the 2006 Act, [in each case

otherwise than in the circumstances as specified in

this resolution] up to a nominal amount of GBP

150,498,503 representing no more than 5% of the

issued ordinary share capital as at 05 MAR 2010;

compliance with that limit shall be calculated, in

the case of equity securities which are rights to

subscribe for, or to convert securities into ,

ordinary shares [as defined in Section 560 of the

2006 Act] by reference to the aggregate nominal

amount of relevant shares which may be allotted

pursuant to such rights, [Authority expires the

earlier of the end of the AGM of the Company to be

held in 2011 or the close of business on 30 JUN 2011]

 the Company may make offers and enter into

agreements before the power expires which would or

might, require equity securities to be allotted after

 the power expires and the Directors may allot equity

PROPOSAL #S.15: Authorize the Company for the                     ISSUER            YES             FOR                  FOR

purposes of Section 701 of the 2006 Act to make

market purchases [within the meaning of Section 701

of the 2006 Act] on the London Stock Exchange of up

to an aggregate of 1,203,988,028 ordinary shares of25

 p each in its capital, and may hold such shares as

treasury shares, provided that: a) the minimum price

[exclusive of expenses] which may be paid for each

ordinary share is not less than 25p; b) the maximum

price [exclusive of expenses] which may be paid for

each ordinary share shall not be more than the higher

 of [1] 105% of the average of the market values of

the ordinary shares [as derived from the Daily

official list of the London Stock Exchange] for the 5

 business days immediately preceding the date on

which the purchase is made and ii) that stipulated by

 Article 5(1) of the Buy-back and Stabilization

Regulation [EC 2273/2003); and c) [Authority expires

the earlier of the end of the AGM of the Company to

be held in 2011 or the close of business on 30 JUN

2011]; [except in relation to any purchase of shares

the contract for which was concluded before such date

 and which would or might be executed wholly or

PROPOSAL #S.16: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings [other than an AGM] on not less than

 14 clear days notice, such authority to expire at

the end of the AGM of the Company to be held in 2011

or the close of the business on 30 JUN 2011,

whichever is the earlier

PROPOSAL #S.17: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the 2006 Act, are to be treated as

provisions of the Company's Articles of Association;

and adopt the Articles of Association, as specified

as the Articles of Association of the Company in

substitution for, and to the exclusion of the

existing Articles of Association

PROPOSAL #18: Approve and adopt the rules of the                ISSUER            YES         AGAINST           AGAINST

Barclays Group SAYE Share Option Scheme, as

specified, and authorize the Directors to: a) to do

such acts and things necessary or expenditure for the

 purposes of implementing and giving effect to the

Sharesave Plan, including making any changes to the

draft rules of the Sharesave Plan in order to obtain

HM Renevue & Customs approval; and b) establish such

appendicies schedules, supplements or further schemes

 based on Sharesave Plan but modified to take

advantage of or to comply with, local tax, exchange

control or securities laws in jurisdictions outside

in UK, provided that any ordinary shares made

available under any such appendices, schedules,

supplements or further schemes are treated as

counting against the limits and overall participation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARLOWORLD LTD

  TICKER:                  N/A                 CUSIP:   S08470189

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Elect S.A.M. Baqwa as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Elect M.J.N. Njeke as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Elect D.B. Ntsebeza as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Elect O.I. Shongwe as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Elect D.G. Wilson as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Appoint Messrs A.G.K. Hamilton                       ISSUER            YES             FOR                  FOR

[Chairman], M.J.N. Njeke [Member], S.S. Ntsaluba

[Member] as the Members of the Audit Committee

PROPOSAL #8.: Re-appoint Deloitte & Touche as the              ISSUER            YES             FOR                  FOR

External Auditors of the Company and of the Group

until the conclusion of the next AGM, and approve

that their remuneration for the past audit be

determined by the Directors

PROPOSAL #9.1: Approve the fee of the Chairman of the        ISSUER            YES             FOR                  FOR

 Board, inclusive of fees payable as Chairman of the

Board Committees

PROPOSAL #9.2: Approve the fee of the Resident Non-           ISSUER            YES             FOR                  FOR

Executive Directors

PROPOSAL #9.3: Approve the fee of the Non-Resident            ISSUER            YES             FOR                  FOR

Non-Executive Directors

PROPOSAL #9.4: Approve the fee of the Chairman of the        ISSUER            YES             FOR                  FOR

 Audit Committee

PROPOSAL #9.5: Approve the fee of the Resident                   ISSUER            YES             FOR                  FOR

Members of the Audit Committee

PROPOSAL #9.6: Approve the fee of the Chairman of the        ISSUER            YES             FOR                  FOR

 Remuneration Committee [Non-Resident]

PROPOSAL #9.7: Approve the fee of the Chairman of the        ISSUER            YES             FOR                  FOR

 Empowerment and Transformation Committee [Resident]

PROPOSAL #9.8: Approve the fee of the Chairman of the        ISSUER            YES             FOR                  FOR

 Risk and Sustainability Committee [Resident]

PROPOSAL #9.9: Approve the fee of the Resident                   ISSUER            YES             FOR                  FOR

Members of the each of the Board Committees

PROPOSAL #9.10: Approve the fee of the Non-Resident          ISSUER            YES             FOR                  FOR

Members of each of the Board Committees

PROPOSAL #10.: Approve to the place 5% of the                     ISSUER            YES             FOR                  FOR

unissued shares under the control of the Directors

PROPOSAL #11.: Approve the Forfeitable Share Plan               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #12.: Approve the acquisition of FSP shares         ISSUER            YES         AGAINST           AGAINST

on the market

PROPOSAL #S.1: Approve the financial assistance for          ISSUER            YES         AGAINST           AGAINST

FSP

PROPOSAL #S.2: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital

PROPOSAL #S.3: Approve the acquisition of own shares         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BARRICK GOLD CORP

  TICKER:                  N/A                 CUSIP:   067901108

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect H. L. Beck as the Director who          ISSUER            YES             FOR                  FOR

will serve until the next annual meeting

PROPOSAL #1.2: Elect C. W. D. Birchall as the                     ISSUER            YES             FOR                  FOR

Director who will serve until the next annual

PROPOSAL #1.3: Elect D. J. Carty as the Director who         ISSUER            YES             FOR                  FOR

will serve until the next annual

PROPOSAL #1.4: Elect G. Cisneros as the Director who         ISSUER            YES         AGAINST           AGAINST

will serve until the next annual

PROPOSAL #1.5: Elect M. A. Cohen as the Director who         ISSUER            YES             FOR                  FOR

will serve until the next annual

PROPOSAL #1.6: Elect P. A. Crossgrove as the Director        ISSUER            YES             FOR                  FOR

 who will serve until the next annual

PROPOSAL #1.7: Elect R. M. Franklin as the Director          ISSUER            YES             FOR                  FOR

who will serve until the next annual

PROPOSAL #1.8: Elect J. B. Harvey as the Director who        ISSUER            YES             FOR                  FOR

 will serve until the next annual

PROPOSAL #1.9: Elect B. Mulroney as the Director who         ISSUER            YES             FOR                  FOR

will serve until the next annual

PROPOSAL #1.10: Elect A. Munk as the Director who              ISSUER            YES             FOR                  FOR

will serve until the next annual meeting of

PROPOSAL #1.11: Elect P. Munk as the Director who              ISSUER            YES             FOR                  FOR

will serve until the next annual meeting of

PROPOSAL #1.12: Elect A. W. Regent as the Director            ISSUER            YES             FOR                  FOR

who will serve until the next annual

PROPOSAL #1.13: Elect N. P. Rothschild as the                     ISSUER            YES             FOR                  FOR

Director who will serve until the next annual

PROPOSAL #1.14: Elect S. J. Shapiro as the Director          ISSUER            YES             FOR                  FOR

who will serve until the next annual

PROPOSAL #2: Appoint PricewaterhouseCoopers LLP as            ISSUER            YES             FOR                  FOR

the Auditors of Barrick that will serve

PROPOSAL #3: Approve to consider the advisory                     ISSUER            YES             FOR                  FOR

resolution on Executive Compensation Approach

disclosed in the accompanying management proxy

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BASF SE

  TICKER:                  N/A                 CUSIP:   D06216101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the Financial                        ISSUER             NO              N/A                  N/A

Statements of BASF SE and the BASF Group for the

financial year 2009; presentation of the Management's

 Analyses of BASF SE and the BASF Group for the

financial year 2009 including the explanatory reports

 on the data according to Section 289 (4) and Section

 315 (4) of the German Commercial Code; presentation

of the Report of the Supervisory Board

PROPOSAL #2.: Adoption of a resolution on the                     ISSUER            YES             FOR                  FOR

appropriation of profit

PROPOSAL #3.: Adoption of a resolution giving formal         ISSUER            YES             FOR                  FOR

approval to the actions of the members of the

Supervisory Board

PROPOSAL #4.: Adoption of a resolution giving formal         ISSUER            YES             FOR                  FOR

approval to the actions of the members of the Board

of Executive Directors

PROPOSAL #5.: Election of the auditor for the                     ISSUER            YES             FOR                  FOR

financial year 2010

PROPOSAL #6.: Adoption of a resolution on the change         ISSUER            YES             FOR                  FOR

of bearer shares to registered shares and appropriate

 amendment of the Statutes

PROPOSAL #7.: Approval of the transmission of                     ISSUER            YES             FOR                  FOR

information by telecommunication and appropriate

amendment of the Statutes

PROPOSAL #8.: Adoption of a resolution on the                     ISSUER            YES             FOR                  FOR

approval of the system of the remuneration of the

members of the Board of Executive Directors

PROPOSAL #9.A: Adoption of a resolution on the                   ISSUER            YES             FOR                  FOR

amendment of Article 17, Nos. 2

PROPOSAL #9.B: Adoption of a resolution on the                   ISSUER            YES             FOR                  FOR

amendment of Article 17, Nos. 3

PROPOSAL #9.C: Adoption of a resolution on the                   ISSUER            YES             FOR                  FOR

amendment of Article 18, No. 2

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAXTER INTERNATIONAL INC.

  TICKER:                  BAX                 CUSIP:   071813109

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BLAKE E. DEVITT           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN D. FORSYTH           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GAIL D. FOSLER             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CAROLE J.                     ISSUER            YES             FOR                  FOR

SHAPAZIAN

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED         ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: SHAREHOLDER PROPOSAL RELATING TO SIMPLE   SHAREHOLDER        YES         AGAINST               FOR

 MAJORITY VOTING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYER AG, LEVERKUSEN

  TICKER:                  N/A                 CUSIP:   D0712D163

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Submission of the confirmed financial          ISSUER            YES             FOR                  FOR

statements of Bayer AG and consolidated financial

statements of the Bayer Group, the combined

management report, the report of the Supervisory

Board as well as the explanatory report by the Board

of Management on takeover-relevant information for

the FY 2009 and the Board of Management proposal for

the distribution of the profit; resolution on the

PROPOSAL #2.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Board of Management

PROPOSAL #3.: Ratification of actions of the members         ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #4.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 members of the Board of Management

PROPOSAL #5.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital I, creation of a new Authorized Capital I

with the option of exclusion of subscription rights

and amendment of Section 4 Paragraph 2 of the

Articles of Incorporation [capital stock]

PROPOSAL #6.: Rescission of the existing Authorized          ISSUER            YES             FOR                  FOR

Capital II, creation of a new Authorized Capital II

with the option of exclusion of the subscription

rights and amendment of Section 4 Paragraph 3 of the

Articles of Incorporation [capital stock]

PROPOSAL #7.: Authority to issue bonds with warrants,        ISSUER            YES             FOR                  FOR

 convertible bonds, profit sharing rights or profit

participation bonds [or a combination of these

instruments] and to exclude subscription rights,

creation of a new conditional capital through the

rescission of the existing conditional capital and

amendment of the Articles of Incorporation

PROPOSAL #8.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares with the possible exclusion of

 subscription rights and any other tender rights

PROPOSAL #9.: Adjustments to the Articles of                       ISSUER            YES             FOR                  FOR

Incorporation in Section 14, 15 and 16 concerning the

 Act Implementing the Stockholder Rights Directive

[ARUG]

PROPOSAL #10.: Appointment of the Auditor for the              ISSUER            YES             FOR                  FOR

audit of the financial statements and the audit

review of the half-year financial report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BAYERISCHE MOTORENWERKE AG BMW, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D12096109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 197,185,418.64 as

follows: payment of a dividend of EUR 0.30 per

ordinary share Payment of a dividend of EUR 0.32 per

preference share Ex-dividend and payable date: 19 MAY

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES         AGAINST           AGAINST

FY: KPMG AG, Berlin

PROPOSAL #6.: Election of Henning Kagermann to the            ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Law [ARUG] Section 17 shall

 be amended to reflect the permissibility of absentee

 voting and the facilitation of proxy voting

PROPOSAL #8.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors, to be explained in

detail at the shareholders meeting

PROPOSAL #9.: Resolution on the update of the profit         ISSUER            YES             FOR                  FOR

transfer agreements with the Companys subsidiaries

Bavaria Wirtschaftsagentur GmbH, BMW Anlagen

Verwaltungs GmbH, BMW Bank GmbH, BMW Fahrzeugtechnik

GmbH, BMW Forschung und Technik GmbH, BMW INTEC Be

teiligungs GmbH, BMW Leasing GmbH, BMW M GmbH

Gesellschaft fuer individuelle Automobile, and BMW

Verwaltungs GmbH

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BB&T CORPORATION

  TICKER:                  BBT                 CUSIP:   054937107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN A. ALLISON IV                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JENNIFER S. BANNER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: K. DAVID BOYER, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANNA R. CABLIK                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD E. DEAL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARRY J. FITZPATRICK                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.L. GLOVER, JR.                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L. VINCENT HACKLEY, PHD                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JANE P. HELM                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN P. HOWE III, M.D.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KELLY S. KING                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES H. MAYNARD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALBERT O. MCCAULEY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. HOLMES MORRISON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NIDO R. QUBEIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS E. SKAINS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS N. THOMPSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN T. WILLIAMS                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE                       ISSUER            YES         AGAINST           AGAINST

CORPORATION'S ARTICLES OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S

COMMON STOCK, PAR VALUE $5.00 PER SHARE.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS BB&T'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #04: VOTE ON A SHAREHOLDER PROPOSAL                  SHAREHOLDER        YES         ABSTAIN           AGAINST

REQUESTING REPORTS WITH RESPECT BB&T'S POLITICAL

CONTRIBUTIONS & RELATED POLICIES & PROCEDURES.

PROPOSAL #05: TO VOTE ON A SHAREHOLDER PROPOSAL             SHAREHOLDER        YES         AGAINST               FOR

REGARDING AN AMENDMENT TO THE CORPORATION'S BYLAWS TO

 REQUIRE AN INDEPENDENT CHAIR OF THE BOARD OF

PROPOSAL #06: TO VOTE ON A SHAREHOLDER PROPOSAL             SHAREHOLDER        YES         AGAINST               FOR

REQUESTING A REPORT ON BB&T'S OVERDRAFT POLICIES AND

PRACTICES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BBMG CORP

  TICKER:                  N/A                 CUSIP:   Y076A3105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, i) subject to paragraph 1(A)(iii) and in

accordance with the relevant requirements of the

Rules Governing the Listing of Securities on The

Stock Exchange of Hong Kong Limited  the Listing

Rules , the Articles of Association of the Company

and the applicable laws and regulations of the

People's Republic of China  the PRC , to allot, issue

 and deal with, either separately or concurrently,

additional Unlisted Shares and H Shares of the

Company and to make or grant offers, agreements,

options and rights of exchange or conversion of

shares which might require the exercise of such

powers be hereby generally and unconditionally

approved; ii) the approval of the exercise of the

powers referred to in paragraph 1(A)(i) shall

authorize the Board during the Relevant Period to

PROPOSAL #CONT: ..CONT agreements, options and                   ISSUER             NO              N/A                  N/A

Articles of Association of the Company and the

applicable PRC laws and regulations; and iv) for the

purposes of this resolution: H Shares means overseas

listed foreign shares in the ordinary share capital

of the Company, with a nominal value of RMB1.00 each,

 listed on the Main Board of The Stock Exchange of

Hong Kong Limited; Unlisted Shares means Domestic

Shares and Unlisted Foreign Shares, where: a)

Domestic Shares are ordinary share(s) with a nominal

value of RMB1.00 each in the share capital of the

Company which are subscribed for or credited as fully

 paid up in Renminbi by PRC citizens and/or PRC

incorporated entities; and b) Unlisted Foreign Shares

 are ordinary share(s) with a nominal value of

RMB1.00 each in the share capital of the Company

which are subscribed for or credited as fully paid

PROPOSAL #CONT: ..CONT up in foreign currency rights         ISSUER             NO              N/A                  N/A

of exchange or conversion of shares which might

require the exercise of such powers after the end of

the Relevant Period; iii) each of the aggregate

number of Unlisted Shares and H Shares allotted,

issued and dealt with or agreed conditionally or

unconditionally to be allotted, issued and dealt with

  whether pursuant to an option or otherwise  by the

Board pursuant to the approval granted in paragraph

1(A)(i) shall not exceed 20% of each of the aggregate

 number of Unlisted Shares and H Shares of the

Company, respectively, in issue at the date of

passing this resolution, otherwise than pursuant to

a) a Rights Issue; or b) any scrip dividend or

similar arrangement providing for allotment of shares

 in lieu of the whole or part of a dividend on shares

 of the Company, in accordance with the relevant

PROPOSAL #CONT: ..CONT requirements of the Listing            ISSUER             NO              N/A                  N/A

Rules, the by non-PRC nationals and/or non-PRC

incorporated entities. Authority expires the earlier

of the conclusion of the next AGM of the Company or

the expiration of the period within which the next

AGM is to be held by law  B) The Board be authorized

to make corresponding amendments to the Articles of

Association of the Company as it thinks fit so as to

reflect the new capital structure upon the allotment

or issue of shares as provided in paragraph 1(A)(i)

of this resolution The Board may only exercise their

authority as mentioned above in compliance with the

relevant PRC laws and regulations, the Listing Rules,

 and with all necessary approvals from the relevant

government authorities

PROPOSAL #S.2: Approve the proposed issue of the                ISSUER            YES             FOR                  FOR

medium-term notes  the Medium-term Notes in the PRC:

as specified B) a committee comprising any two

executive directors of the Company be and is hereby

authorized generally and unconditionally to handle

all matters relating to the proposed issue of the

Medium-term Notes, including but not limited to the

following: i) determine the details of the issue of

the Medium-term Notes and to formulate and implement

specific plan for the issue of the Medium-term Notes,

 including but not limited to the issue size of not

more than RMB3.4 billion, the issue of the Medium-

term Notes in tranche(s), the amount and period of

each tranche, the maturity and method of repayment of

 the principal amounts and interest, the interest

rates of the Mediumterm Notes or the determination

mechanism thereof, the provision CONT..

PROPOSAL #CONT: ..CONT of guarantees, the specific            ISSUER             NO              N/A                  N/A

arrangements and the use of proceeds based on the

actual situation in accordance with the use of

proceeds described above and the selection of

qualified professional institutions to participate in

 the issue of the Medium-term Notes; ii) enter into

all negotiations in relation to the issue of the

Medium-term Notes, sign and execute all relevant

agreements and other documents for and on behalf of

the Company and comply with the relevant information

disclosure procedures pursuant to the requirements of

 regulatory bodies and the Listing Rules  if

necessary ; iii) apply for approvals to the relevant

regulatory authorities in respect of the issue of the

 Medium-term Notes and make appropriate adjustments

to the specific plan for the issue and terms of the

Medium-term Notes in accordance with the..CONT

PROPOSAL #CONT: ..CONT feedback  if any  from the              ISSUER             NO              N/A                  N/A

relevant regulatory authorities; and iv) take all

such actions as necessary and in the interest of the

Company and to determine and make arrangements for

all specific matters relating to the issue of the

Medium term Note; The authority granted to a

committee comprising any two executive directors of

the Company to deal with the above matters will

remain effective for 24 months commencing from the

date on which the resolution is considered and

PROPOSAL #S.3: Approve the proposed amendments to the        ISSUER            YES             FOR                  FOR

 Articles of Association of the Company as set out in

 the circular of the Company dated 30 APR 2010, and

to authorize the Board to deal with on behalf of the

Company the relevant filing and amendments  where

necessary  procedures and other related issues

arising from the amendments to the Articles of

Association of the Company

PROPOSAL #4: Approve the report of the Board for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #5: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Board of the Company for the YE 31 DEC 2009

PROPOSAL #6: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Auditors' report of the Company for the YE

31 DEC 2009

PROPOSAL #7: Approve the profit distribution proposal        ISSUER            YES             FOR                  FOR

 of the Company, namely, the proposal for

distribution of a final dividend of RMB0.07 per share

  before tax  in an aggregate amount of approximately

 RMB 271.1 million for the YE 31 DEC 2009, and

authorize the Board to implement the aforesaid

PROPOSAL #8: Re-appointment of Ernest & Young and              ISSUER            YES             FOR                  FOR

Beijing Xinghua Certified Public Accountants Company

Limited, as the International and Domestic Auditors

of the Company for the year 2010, respectively, and

authorize the Audit Committee of the Board,

comprising Messrs. Zhang Chengfu, Hu Zhanguang, Xu

Yongmo, Zhou Yuxian and Yip Wai Ming, all being

Directors of the Company, to determine their

PROPOSAL #9: Authorize the remuneration and                        ISSUER            YES             FOR                  FOR

nomination Committee of the Board, comprising Messrs.

 Jiang Weiping, Shi Xijun, Hu Zhaoguang, Zhang

Chengfu and Xu Yongmo, all being Directors of the

Company, to determine the remuneration of all

Executive Directors of the second session of the Board

PROPOSAL #10: Appointment of Mr. Ma Weixin as the              ISSUER            YES             FOR                  FOR

Supervisor of the Company without receiving any

remuneration but an annual subsidy of RMB 50,000

before tax from the Company, and authorize any

Executive Director of the Company to sign a service

contract with Mr. Ma Weixin for and on behalf of the

Company

PROPOSAL #11: Approve conditional upon passing of              ISSUER            YES             FOR                  FOR

Resolution No.3 as set out in the notice dated 30 APR

 2010 of the AGM, amend to the rules of procedure of

the Board meeting adopted by the shareholders of the

Company  the Rules of Procedure as set out in the

circular of the Company dated 30 APR 2010, and

authorize the Board to deal with on behalf of the

Company the relevant filing and amendments  where

necessary  procedures and other related issues

arising from the amendment to the Rules of Procedure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BCE INC

  TICKER:                  N/A                 CUSIP:   05534B760

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of B. K. Allen as a Director,        ISSUER            YES             FOR                  FOR

 who will serve until the end of the next AGM

PROPOSAL #1.2: Election of A. Berard as a Director,          ISSUER            YES             FOR                  FOR

who will serve until the end of the next AGM

PROPOSAL #1.3: Election of R. A. Brenneman as a                 ISSUER            YES             FOR                  FOR

Director, who will serve until the end of the next AGM

PROPOSAL #1.4: Election of S. Brochu as a Director,          ISSUER            YES             FOR                  FOR

who will serve until the end of the next AGM

PROPOSAL #1.5: Election of R. E. Brown as a Director,        ISSUER            YES             FOR                  FOR

 who will serve until the end of the next AGM

PROPOSAL #1.6: Election of G. A. Cope as a Director,         ISSUER            YES             FOR                  FOR

who will serve until the end of the next AGM

PROPOSAL #1.7: Election of A. S. Fell as a Director,         ISSUER            YES             FOR                  FOR

who will serve until the end of the next AGM

PROPOSAL #1.8: Election of D. Soble Kaufman as a                ISSUER            YES             FOR                  FOR

Director, who will serve until the end of the next AGM

PROPOSAL #1.9: Election of B. M. Levitt as a                       ISSUER            YES             FOR                  FOR

Director, who will serve until the end of the next AGM

PROPOSAL #1.10: Election of E. C. Lumley as a                     ISSUER            YES             FOR                  FOR

Director, who will serve until the end of the next AGM

PROPOSAL #1.11: Election of T. C. O'Neill as a                   ISSUER            YES             FOR                  FOR

Director, who will serve until the end of the next AGM

PROPOSAL #1.12: Election of P. R. Weiss as a                       ISSUER            YES             FOR                  FOR

Director, who will serve until the end of the next AGM

PROPOSAL #2.: Appointment of Deloitte & Touche LLP as        ISSUER            YES             FOR                  FOR

 the Auditors, who will serve until the end of the

next AGM

PROPOSAL #3.: Approve to resolve, on an advisory                ISSUER            YES             FOR                  FOR

basis and not to diminish the role and

responsibilities of the Board of Directors, the

shareholders accept the approach to executive

compensation disclosed in the 2010 management proxy

circular dated 11 MAR 2010 delivered in advance of

the 2010 AGM of shareholders of BCE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BCO NOSSA CAIXA SA

  TICKER:                  N/A                 CUSIP:   ADPV07972

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Elect an alternate Member for Mr. Paulo        ISSUER            YES         AGAINST           AGAINST

 Rodrigues Vieira and an alternate Member to replace

Mr. Wander Bruzzi De Morais to the Finance Committee

in accordance with the terms that are stated in

Article 27, of the Corporate Bylaws of the

Institution, approved at annual and extraordinary

general meetings held on 30 APR 2009, as well as a

full Member and a respective alternate, to represent

the minority shareholders, in accordance with the

terms that are stated in Article 240, of Law Number

6404/1976

PROPOSAL #B.: Elect the Members to the Board of                 ISSUER            YES         AGAINST           AGAINST

Directors to replace Messrs. Ricardo Antonio De

Oliveira and Ricardo Reisen De Pinho, representative

of the minority shareholders, in accordance with the

terms that are stated in the third paragraph of

Article 11 of the Corporate Bylaws, approved at

annual and extraordinary general meetings held on 30

APR 2009, as well as an Independent Member of the

Board of Directors in accordance with the terms that

are stated in paragraph 4th of Article 11 of the

Corporate Bylaws of the institution approved at

annual and extraordinary general meetings held on 30

PROPOSAL #C.: Elect Mr. Demian Fiocca as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors, in accordance with the terms

that are provided for in paragraph 1st of Article 11

of the Corporate Bylaws approved at annual and

extraordinary general meetings held on 30 APR 2009

PROPOSAL #D.: Approve to decide regarding the option         ISSUER            YES             FOR                  FOR

of adopting the Unified Audit Committee of the

Conglomerate Banco Do Brasil S.A., in accordance with

 the terms that are provided for in Article 33 of the

 Corporate Bylaws of the Institution, approved at

annual and extraordinary general meetings held on 30

APR 2009

PROPOSAL #E.: Approve to decide regarding the                     ISSUER            YES             FOR                  FOR

exclusion of paragraph 2nd of Article 57 from the

Corporate Bylaws of the Institution, approved at

annual and extraordinary general meetings held on 30

APR 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEC WORLD PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y0769B133

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the minutes of the annual                   ISSUER            YES             FOR                  FOR

general shareholder meeting for year 2009

PROPOSAL #2: Acknowledge the Board of Directors report      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the balance sheet and income              ISSUER            YES             FOR                  FOR

statements for the FY as of 31 DEC 2009

PROPOSAL #4: Approve the profit allocation and                   ISSUER            YES             FOR                  FOR

dividend payment for year 200

PROPOSAL #5.1: Election of Mr. Arun Ngamdee as a                ISSUER            YES             FOR                  FOR

Director, replacement who retire by

PROPOSAL #5.2: Election of Mr. Pratharn Rangsimaporn         ISSUER            YES             FOR                  FOR

as a Director, replacement who retire

PROPOSAL #5.3: Election of Mr. Manit Boonprakob as a         ISSUER            YES             FOR                  FOR

Director, replacement who retire by

PROPOSAL #5.4: Election of Mr. Matthew Kichodhan as a        ISSUER            YES             FOR                  FOR

 Director, replacement who retire by

PROPOSAL #6.1: Appointment of Mr. Chansak Fuangfu as         ISSUER            YES             FOR                  FOR

an Independent Director

PROPOSAL #6.2: Appointment of Mr. Somchai Boonnamsiri        ISSUER            YES             FOR                  FOR

 as an Independent Director

PROPOSAL #7: Approve the Directors remuneration for          ISSUER            YES             FOR                  FOR

the year 2010

PROPOSAL #8: Appointment of the Auditor and auditing         ISSUER            YES             FOR                  FOR

fee for the year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BECKMAN COULTER, INC.

  TICKER:                  BEC                 CUSIP:   075811109

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT G. FUNARI                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES A. HAGGERTY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM N. KELLEY, M.D.                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF KPMG LLP AS THE                       ISSUER            YES             FOR                  FOR

COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BECTON, DICKINSON AND COMPANY

  TICKER:                  BDX                 CUSIP:   075887109

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: HENRY P. BECTON, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD F. DEGRAAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAIRE M FRASER-LIGGETT                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD J. LUDWIG                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ADEL A.F. MAHMOUD                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES F. ORR                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLARD J. OVERLOCK, JR                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BERTRAM L. SCOTT                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF A BY-LAW AMENDMENT                       ISSUER            YES             FOR                  FOR

REGARDING SPECIAL SHAREHOLDER MEETINGS.

PROPOSAL #04: APPROVAL OF AN AMENDMENT TO THE 2004            ISSUER            YES             FOR                  FOR

EMPLOYEE AND DIRECTOR EQUITY-BASED COMPENSATION PLAN.

PROPOSAL #05: APPROVAL OF MATERIAL TERMS OF                        ISSUER            YES             FOR                  FOR

PERFORMANCE GOALS.

PROPOSAL #06: MAJORITY VOTING.                                            SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #07: CUMULATIVE VOTING.                                        SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BED BATH & BEYOND INC.

  TICKER:                  BBBY               CUSIP:   075896100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WARREN EISENBERG         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LEONARD FEINSTEIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEVEN H. TEMARES        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DEAN S. ADLER               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: STANLEY F. BARSHAY      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: KLAUS EPPLER                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: PATRICK R. GASTON        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JORDAN HELLER               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: VICTORIA A.                 ISSUER            YES             FOR                  FOR

MORRISON

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEIERSDORF AG, HAMBURG

  TICKER:                  N/A                 CUSIP:   D08792109

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) o f the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 190,517 ,406.18 as

follows :Payment of a dividend of EUR 0.70 per no-par

 share E UR 31,744,117.38 shall be allocated to the

revenue reserves Ex-dividend and payable date: 30 APR

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: Ernst + Young GmbH, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES         AGAINST           AGAINST

 company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 20% from the market price of

the'S hares, on or before 28 APR 2015 the Board of

Managing Directors shall be authorized, to dispose of

 the shares in a manner other than through the stock

exchange or by way of an offer to all shareholders if

 the shares are so ld at a price not materially below

 their market price, to use the shares in connection

with mergers and acquisitions and for the

satisfaction of conversion and/or option right s, and

 to retire the shares

PROPOSAL #7.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

existing authorized capital I, the creation of a new

authorized capital I, and the corresponding amendment

 to the Articles of Association the existing

authorization to increase t he share capital by up to

 EUR 45,00 0,000 shall be revoked the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 42,000,000 through the

issue of new bearer no-par shares against

contributions in cash, on or before 2 8 APR 2015

[authorized capital I] Shareholders shall be granted

subscription rights except for residual amounts, and

for the granting of such rights to holders of

PROPOSAL #8.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

existing authorized capital II, the creation of a new

 authorized capital II, and the corresponding

amendment to the Articles of Association the existing

 authorization to increase the share capital by up to

 EUR 21,000,000 shall be revoked the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 25,000,000 through the

issue of new bearer no-par shares against

contributions in cash, on or before 28 APR 2015

[authorized capital II] Shareholders shall be granted

 subscription rights except for residual amounts, for

 the granting of such rights to holders of conversion

 or option rights, and for a capital increase of up

to 10 % of the share capital if the shares are issued

 at a price not materially below their market price

PROPOSAL #9.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

existing authorized capital III, the creation of a

new authorized capital III, and the corresponding

amendment to the Articles of Association the existing

 authorization to increase the share capital by up to

 EUR 21,000,000 shall be revoked the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 25,000,000 through the

issue of new bearer no-par shares against

contributions in cash and/or kind, on or before 28

2015 [authorized capital II]).Shareholders shall be

granted subscription rights except for residual

amounts, for the granting of such rights to holder'S

of conversion or option rights, and for the issue of

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, an d the corresponding

amendment to the Articles of Association the existing

 authorization approved by the shareholders meeting

of 18 MAY 2005, to issue bonds and to create a

corresponding contingent capital of up to EUR

46,875,000 shall be revoked the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer and/ or

registered bonds of up to EUR 1, 000,000,000, having

a term of up to 20 years and conferring conversion

and/or option rights for shares of the company, on or

 before 28 APR 2015.Shareholders shall be granted

subscription rights except for the issue of bonds

conferring conversion and/or option rights for shares

 of the company of up to 10% of the share capital at

a price not materially below their theoretical market

 value, for residual amounts, and for the granting of

 such rights to holders of conversion or option

rights the Company'S share capita l shall be

increased accordingly by up to EUR 42,000,000 through

 the issue of up to 42,000,000 new no-par shares,

insofar as conversion and/ or option rights are

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG)- Section 17(2), in respect of the shareholders

 meeting being convened at least thirty days prior to

 the meeting- Section 18(1), in respect of

shareholders being entitled to participate in and

vote at the shareholders meeting if they register

with the company by the sixth day prior to the

meeting - Section 18(2), in respect of shareholders

being obliged to provide evidence of their share

holding as per the statutory record date- Section

18(4), in respect of the Board of Managing Directors

being authorized to permit shareholders to absentee

vote at a shareholders. meeting- Section 20(2), in

respect of proxy-voting instructions also being

PROPOSAL #12.: Approval o f the remuneration system          ISSUER            YES             FOR                  FOR

for the Board of Managing Directors for the FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEIJING CAPITAL INTERNATIONAL AIRPORT CO LTD

  TICKER:                  N/A                 CUSIP:   Y07717104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company (the Board) for the YE 31

DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited Financial Statements        ISSUER            YES             FOR                  FOR

 and the Independent Auditor's Report for the YE 31

DEC 2009

PROPOSAL #4: Approve the profit appropriation                     ISSUER            YES             FOR                  FOR

proposal for the YE 31 DEC 2009

PROPOSAL #5: Appointment of Mr. Zhang Guanghui as the        ISSUER            YES             FOR                  FOR

 Executive Director of the Company, and the granting

of the authorisation to the Board to determine his

remuneration. His term will commence from the

conclusion of this meeting until the expiration of

the term of the fourth session of the Board, i.e.,

the date of the annual general meeting of the Company

 to be held in 2011

PROPOSAL #6: Authorize the Board to arrange for                 ISSUER            YES             FOR                  FOR

service contract and/or appointment letter to be

issued by the Company to Mr. Zhang Guanghui, upon

such terms and conditions as the Board shall think

fit, and to do all such acts and things to effect

PROPOSAL #7: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 Zhong Tian CPAs Limited Company and

PricewaterhouseCoopers, as the Company's PRC and

international auditors, respectively, for the year

ended 31 December 2010 and the granting of the

authorisation to the Board to determine their

remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEIJING ENTERPRISES HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y07702122

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements and reports of the Directors and

 of the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect Mr. Wang Dong as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Re-elect Mr. Lei Zhengang as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Re-elect Mr. Jiang Xinhao as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Re-elect Mr. Tam Chun Fai as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Re-elect Mr. Wu Jiesi as a Director.           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Re-elect Mr. Lam Hoi Ham as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix Directors' remuneration

PROPOSAL #4: Re-appoint Messrs. Ernst & Young as the         ISSUER            YES             FOR                  FOR

Auditors and to authorize the Board of Directors to

fix their remuneration

PROPOSAL #5: Authorize the Directors to purchase                ISSUER            YES             FOR                  FOR

shares not exceeding 10% of the existing issued share

 capital of the Company on the date of this resolution

PROPOSAL #6: Authorize the Directors to issue, allot         ISSUER            YES             FOR                  FOR

and deal with additional shares not exceeding 20% of

the existing issued share capital of the Company on

the date of this resolution

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors to issue shares in the

capital of the Company by the number of shares

repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEIJING NORTH STAR CO LTD

  TICKER:                  N/A                 CUSIP:   Y0770G105

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Proposal for amendment of         ISSUER            YES             FOR                  FOR

the Articles of Association of the Company: (i) the

original text of Article 20: the share capital

structure of the Company shall be: 3,367,020,000

ordinary shares, of which the domestic shareholder,

Beijing North Star Industrial Group Company, holds

1,160,000,000 shares, representing approximately

34.45% of the total number of ordinary shares of the

Company; shareholders of overseas listed foreign

shares (H shares) hold 707,020,000 shares,

representing approximately 21% of the total number of

 ordinary shares of the Company; and other

shareholders of PRC listed domestic shares (A shares)

 hold 1,500,000,000 shares, representing

approximately 44.55% of the share capital of the

Company, to be amended to: the share capital

structure of the Company shall be: 3,367,020,000

PROPOSAL #CONT: CONTD. of which the domestic                       ISSUER             NO              N/A                  N/A

shareholder, Beijing North Star Industrial Group

Company, holds 1,161,000,031 shares, representing

approximately 34.48% of the total number of ordinary

shares of the Company; shareholders of overseas

listed foreign shares (H shares) hold 707,020,000

shares, representing approximately 21% of the total

number of ordinary shares of the Company; and other

shareholders of PRC listed domestic shares (A shares)

 hold 1,498,999,969 shares, representing

approximately 44.52% of the share capital of the

Company; (ii) the original text of Clause 4 of

Article 84: Shareholders (including proxies) who

attend the shareholders' general meeting shall take

one of the following stances when a resolution is put

 forward for voting: for, against or abstain, any

votes which are uncompleted, erroneously completed

PROPOSAL #CONT: CONTD. or illegible or uncasted votes        ISSUER             NO              N/A                  N/A

 shall be counted as an abstention of voting rights

and the outcome of votes shall be counted as abstain,

 to be amended to: Shareholders (including proxies)

who attend the shareholders' general meeting shall

take one of the following stances when a resolution

is put forward for voting: for, against or abstain,

any votes which are uncompleted, erroneously

completed or illegible or uncasted votes shall be

counted as an abstention of voting rights by the

votes and the voting results of the number of shares

they hold shall be counted as abstain, abstentions or

 failure to vote shall not be taken into account in

the voting results when calculating the voting results

PROPOSAL #S.2: Approve the proposal for amendment of         ISSUER            YES             FOR                  FOR

the rules and procedures of the shareholders' general

 meetings of the Company: (i) the original text of

Section 17: the Company, when convening the

shareholders' general meeting, will hire lawyers to

provide published legal opinions on the following:

(4) Provide legal advice on other relevant issues

upon the request of the Company, to be amended to:

the Company, when convening the shareholders' general

 meeting, will hire lawyers to provide published

legal opinions on the following: (4) other issues as

may be requested by the Company; (ii) the original

text of Section 46: Such instrument shall state

whether the proxy, in the absence of any specific

instructions from the appointor, may vote as he/she

thinks fit, to be amended to: Such instrument shall

state that the proxy, CONTD.

PROPOSAL #CONT: CONTD. in the absence of any specific        ISSUER             NO              N/A                  N/A

 instructions from the appointor, may vote as he/she

thinks fit; (iii) the original text of Section 82:

Shareholders who attend the shareholders' general

meeting shall take one of the following stances when

a resolution is put forward for voting: for, against

or abstain. Any votes which are uncompleted,

erroneously completed or illegible or uncasted votes

shall be counted as an abstention of voting rights

and the outcome of votes shall be counted as abstain,

 to be amended to: Shareholders (including proxies)

who attend the shareholders' general meeting shall

take one of the following stances when a resolution

is put forward for voting: for, against or abstain,

any votes which are uncompleted, erroneously

completed or illegible or uncasted votes shall CONTD.

PROPOSAL #CONT: CONTD. be counted as an abstention of        ISSUER             NO              N/A                  N/A

 voting rights by the votes and the voting results of

 the number of shares they hold shall be counted as

abstain, abstentions or failure to vote shall not be

taken into account in the voting results when

calculating the voting results

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the year of 2009 prepared in

accordance with the China accounting standards and

the Hong Kong financial reporting standards

PROPOSAL #4: Approve the report of the Directors of          ISSUER            YES             FOR                  FOR

the Company for the year of 2009 prepared in

accordance with the PRC and the Hong Kong relevant

regulations and requirements for disclosure in annual

 report respectively.

PROPOSAL #5: Approve the report of the supervisory            ISSUER            YES             FOR                  FOR

committee of the Company for the year of 2009

PROPOSAL #6: Approve the scheme of profit                            ISSUER            YES             FOR                  FOR

distribution of the Company for the year of 2009

PROPOSAL #7: Approve the resolution on the                          ISSUER            YES             FOR                  FOR

remuneration of the Directors of the Compnay

PROPOSAL #8: Approve the resolution on the                          ISSUER            YES             FOR                  FOR

remuneration of the supervisors of the Company

PROPOSAL #9: Re-appoint of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Zhong Tian CPAs Company limited and

PricewaterhouseCoopers, as the Company's PRC and

international Auditors respectively for the year of

2010, and to propose the shareholders general meeting

 to authorize the Board of Directors to determine

their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      1/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1.1: Acknowledgement and discussion of            ISSUER             NO              N/A                  N/A

the following documents: the proposal for a partial

demerger by acquisition approved in accordance with

Article 677 in conjunction with 728 of the Belgian

Companies Code, by the Boards of Directors of

Belgacom SA under Public Law [hereinafter Belgacom

SA] and Telindus Group NV, with its registered office

 at 3001 Heverlee, Geldenaaksebaan, 355 and with

Company number 0422 674 035 on 22 and 26 OCT 2009,

and filled with the Clerk of the Commercial Courts of

 Brussels and Leuven on 19 NOV 2009, the report of

the Board of Directors of 30 NOV 2009 in accordance

with [i] Article 677 in conjunction with Article 730

and (ii) 602 of the Belgian Companies Code, the

Auditor's report of 30 NOV 2009 on partial demerger

in accordance with Article 602, Paragraph 3 in

conjunction with Article 731 of the Belgian Companies

 Code

PROPOSAL #A.1.2: Pursuant to Article 677 in                        ISSUER             NO              N/A                  N/A

conjunction with 732 of the Belgian Companies Code,

notification by the Board of Directors of any

important change in the assets or liabilities of the

Companies involved that has occurred since the date

of the proposal for a partial demerger

PROPOSAL #A.2.1: Approve the partial demerger of                ISSUER             NO              N/A                  N/A

Telilndus with the transfer of part of its corporate

assets to Belgacom SA, without dissolution and

without ceasing to exist; the transfer of the

demerged corporate assets will take place in

accordance with Article 740, Section 2 of the Belgian

 Companies Code, i.e., without the issue of shares by

 Belgacom SA and without the exchange of Belgacom SA

shares for shares of the Telindus Group NV, as from

01 JAN 2010, from the point of view of direct taxes

and accounting, all operations made by the Telindus

Group will be carried out for the account of

Belgacom; as detailed in the proposal for a partial

demerger, as a consequence of the proposed partial

demerger, Telindus Group shall transfer to Belgacom

the Belgian participations of Telindus Group as well

as any supporting activities that are exclusively or

mainly at the service of these Belgian companies, the

 international participations and the activities

specifically aimed at supporting these international

companies shall remain with Telindus Group

PROPOSAL #A.2.2: Approve, in application of Article          ISSUER             NO              N/A                  N/A

740, Section 2 of the Belgian Companies Code, that

Belgacom shall not issue any new shares and/or

acquire its own shares in exchange for the shares

which it holds in Telindus Group, at the level of

Belgacom, the book value of the participation in the

Telindus Group [which is part of the financial fixed

assets] as a result of this partial demerger will be

partially replaced by (i) the property components

transferred by Telindus Group and (ii) goodwill

PROPOSAL #B.1.1: Acknowledgment and discussion of the        ISSUER             NO              N/A                  N/A

 following documents the proposal for a partial

demerger by acquisition approved, in accordance with

Article 677 in conjunction with Article 728 of the

Belgian Companies Code, by the Boards of Directors of

 Belgacom SA and of Belgacom Skynet SA, with its

registered office at 1030 Brussels, Boulevard du Roi

Albert II, 27, and with Company number 0460.102.672

on 22 and 23 OCT 2009 and filed with the Clerk of the

 Brussels Commercial Court on 19 NOV 2009; the report

 of the Board of Directors of 30 NOV 2009 in

accordance with (i) Article 677 in conjunction with

Article 730 and (ii) Article 602 of the Belgian

Companies Code; the Auditor's report of 30 NOV 2009

on the partial demerger in accordance with Article

602, Paragraph 3 in conjunction with Article 731 of

the Belgian Companies Code

PROPOSAL #B.1.2: Pursuant to Article 677 in                        ISSUER             NO              N/A                  N/A

conjunction with Article 732 of the Belgian Companies

 Code, notification by the Board of Directors of any

important change in the assets or liabilities of the

companies involved that has occurred since the date

of the proposal for a partial demerger

PROPOSAL #B.2.1: Approve the partial demerger of                ISSUER             NO              N/A                  N/A

Belgacom Skynet, which involves the transfer of part

of its corporate assets to Belgacom SA, without

dissolution and without ceasing to exist; the

transfer of the demerged corporate assets shall take

place in accordance with Article 740, Section 2 of

the Belgian Companies Code, i.e., without the issue

of shares by Belgacom SA and without the exchange of

Belgacom SA shares for shares of Belgacom Skynet; as

from 01 JAN 2010, from the point of view of direct

taxes and accounting, all operations made by Belgacom

 Skynet will be carried out for the account of

Belgacom; as detailed in the proposal for a partial

demerger, as a result of the partial demerger,

Belgacom Skynet shall transfer all its operational

activities and related assets and liabilities to

Belgacom SA with the exception of (i) the financial

participation in Skynet iMotion Activities SA, with

its registered office at rue Carli 2, 1140 Evere and

with company number 0875.092.626 and (ii) the

investments placed with Belgacom Group International

Services NV, with its registered office at

Geldenaaksebaan 335, 3001 Hevertee and with company

PROPOSAL #B.2.2: Approve, in application of Article          ISSUER             NO              N/A                  N/A

740, Section 2 of the Belgian Companies Code, that

Belgacom shall not issue any new shares and/or

acquire shares in itself in exchange for the shares

which it holds in Belgacom Skynet, at the level of

Belgacom, the book value of the participation in

Belgacom Skynet [which is part of the financial fixed

 assets] as a result of this partial demerger will be

 partially replaced by (i) the property components

transferred by Belgacom Skynet and (ii) goodwill

PROPOSAL #C.1: Acknowledgment, discussion and                     ISSUER             NO              N/A                  N/A

approval of the joint merger proposal equivalent to a

 merger by acquisition, by the Board of Directors of

Belgacom SA on the one hand and by the Boards of

Directors of the following companies on the other

hand, drawn up in accordance with Article 719 of the

Belgian Companies Code [the Merger proposal]:

Belgacom Mobile SA, with its registered office at

1030 Brussels, Boulevard du Roi Albert II, 27, and

with company number 0453.918.428; Telindus NV, with

its registered office at 3001 Heverlee,

Geldenaaksebaan, 355, and company number

0442.257.642; Telindus Sourcing SA, with its

registered office at 7000 Mons, Avenue Thomas

Edison,1, and company number 0457.839.802; this

merger proposal was drawn up on 22, 23 and 28 OCT

2009 and was filed on behalf of Belgacom SA and

Belgacom Mobile SA with the Clerk of the Brussels

Commercial Court on 19 NOV 2009; it was filed on

behalf of Telindus SA with the Clerk of the Leuven

Commercial Court on 19 November 2009, and filed on

behalf of Telindus Sourcing SA with the Clerk of the

PROPOSAL #C.2: Approve the acquisition by the company        ISSUER             NO              N/A                  N/A

 Belgacom SA of the Companies Belgacom Mobile SA,

Telindus NV and Telindus Sourcing SA, in the form of

a transaction equivalent to a merger in the sense of

Article 676, section 1of the Belgian Companies Code;

as from 01 JAN 2010, from the point of view of direct

 taxes and accounting, all the operations performed

by each of the 3 afore-mentioned Companies will be

deemed to have been carried out for the account of

PROPOSAL #D.1: Authorize the Board of Directors, with        ISSUER             NO              N/A                  N/A

 power of substitution, for the implementation of the

 decisions taken

PROPOSAL #D.2: Approve to grant special authority for        ISSUER             NO              N/A                  N/A

 the procedures or the VAT authorities and the

Crossroads Bank for Enterprises and publication in

the appendixes of the Belgian Official Gazette

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Examination of the annual reports of the        ISSUER             NO              N/A                  N/A

 Board of Directors of Belgacom SA of Public Law with

 regard to the annual accounts and consolidated

annual accounts at 31 DEC 2009

PROPOSAL #2: Examination of the reports of the Board         ISSUER             NO              N/A                  N/A

of Auditors of Belgacom SA of Public Law with regard

to the annual accounts and of the Auditor with regard

 to the consolidated annual accounts at 31 DEC 2009

PROPOSAL #3: Examination of the information provided         ISSUER             NO              N/A                  N/A

by the Joint Committee

PROPOSAL #4: Examination of the consolidated annual          ISSUER             NO              N/A                  N/A

accounts at 31 DEC 2009

PROPOSAL #5: Examination of the annual reports of the        ISSUER             NO              N/A                  N/A

 Board of Directors of Belgacom Mobile SA, Telindus

NV and Telindus Sorucing SA with regard to the annual

 accounts at 31 DEC 2009

PROPOSAL #6: Examination of the reports of the                   ISSUER             NO              N/A                  N/A

Auditors of Belgacom Mobile SA, Telindus NV and

Telindus Sourcing SA with regard to the annual

accounts at 31 DEC 2009

PROPOSAL #7: Approve the annual accounts of Belgacom         ISSUER             NO              N/A                  N/A

SA of Public Law at 31 DEC 2009 and the annual

accounts with regard to the FY closed on 31 DEC 2009,

 as specified

PROPOSAL #8: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Board of Directors to the Members of the Board of

Directors for the exercise of their mandate during

the FY closed on 31 DEC 2009

PROPOSAL #9: Grant a special discharge to Mr. Robert         ISSUER             NO              N/A                  N/A

Tollet for the exercise of his mandate until 30 SEP

2009

PROPOSAL #10: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Auditors to the Auditors for the exercise of

 their mandate during the FY closed on 31 DEC 2009

PROPOSAL #11: Grant discharge to the Ernst & Young            ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises BCV/SCC,

represented by Mr. Marnix Van Dooren, for the

exercise of his mandate during the FYE on 31 DEC 2009

PROPOSAL #12: Appointment of Mrs. Lutgart Van Den              ISSUER             NO              N/A                  N/A

Berghe as the Board Member, in accordance with the

recommendation of the Nomination an Remuneration

Committee, for a period which will expire at the AGM

of 2016

PROPOSAL #13: Appointment of Mr. Pierre-Alain De                ISSUER             NO              N/A                  N/A

Smedt as the Board Member, in accordance with the

recommendation of the Nomination and Remuneration

Committee, for a period which expire at the AGM of

PROPOSAL #14: Approve the remuneration of Mrs. L. Van        ISSUER             NO              N/A                  N/A

 Den Berghe and Mr. P-A. De Smedt as follows: fixed

annual remuneration of EUR 25,000, attendance fee of

EUR 5000 per Board meeting attended, attendance fee

of EUR 2,500 per Board advisory Committee meeting

attended, EUR 2,000 per year to cover communication

costs

PROPOSAL #15: Appointment of Deloitte                                   ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises SC Sfd

Scrl, represented by Mr. Geert Verstraeten and Luc

Callaert Sc Sfd Sprlu, represented by Luc Callaert

for the statutory audit of Belgacom SA of Public Law

for a period of 6 years for an annual audit fee of

EUR 240,000 [to be indexed annually]

PROPOSAL #16: Approve the Auditor in charge of                   ISSUER             NO              N/A                  N/A

certifying the consolidated accounts for the Belgacom

 Group, granted to Ernst & Young

Bedrijfsrevisoren/Reviseurs D'Enterprises BCV/SCC,

represented by Mr. Marnix Van Dooren

PROPOSAL #17: Appointment of Deloitte                                   ISSUER             NO              N/A                  N/A

Bedrijfsrevisoren/Reviseurs D'Enterprises SC Sfd

Scrl, represented by Mr. Geert Verstraeten and Mr.

Luc Van Coppenolle, for a period of 3 years for an

annual audit fee of EUR 280,000 [ to be indexed

PROPOSAL #18: Acknowledgement appointment of a Member        ISSUER             NO              N/A                  N/A

 of the Board of Auditors of Belgacom SA Public Law,

the AGM takes note of the decision of the Cour des

comptes taken as 10 FEB 2010, regarding the

nomination of Mr. Pierre Rion for a new term of 6

PROPOSAL #19: Approve the annual accounts at 31 DEC          ISSUER             NO              N/A                  N/A

2009 of Belgacom Mobile SA with regard to the FY

closed on 31 DEC 2009

PROPOSAL #20: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Belgacom Mobile SA for the

exercise of their mandate during the FY closed on 31

DEC 2009

PROPOSAL #21: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Belgacom Mobile SA for the exercise of his mandate

during the FY closed on 31 DEC 2009

PROPOSAL #22: Approve the annual accounts of Telindus        ISSUER             NO              N/A                  N/A

 NV with regard to the FY closed on 31 DEC 2009

PROPOSAL #23: Grant discharge of the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Telindus NV for the exercise of

 their mandate during the FY closed on 31 DEC 2009

PROPOSAL #24: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Telindus NV for the exercise of his mandate during

the FY closed on 31 DEC 2009

PROPOSAL #25: Approve the annual accounts of Telindus        ISSUER             NO              N/A                  N/A

 Sourcing SA with regard to the FY closed on 31 DEC

PROPOSAL #26: Grant discharge to the Members of the          ISSUER             NO              N/A                  N/A

Board of Directors of Telindus Sourcing SA for the

exercise of their mandate during the FY closed on 31

DEC 2009

PROPOSAL #27: Grant discharge to the Auditor of                 ISSUER             NO              N/A                  N/A

Telindus Sourcing SA for the exercise of his mandate

during the FY closed on 31 DEC 2009

PROPOSAL #28: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELGACOM SA DE DROIT PUBLIC, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B10414116

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Board of Directors to                ISSUER             NO              N/A                  N/A

acquire the maximum number of shares permitted by law

 in case this acquisition is necessary for preventing

 any imminent and serious prejudice to the Company,

this mandate is granted for a new period of 3 years

starting on the day of disclosure of this amendment

to the Articles of Association by the General Meeting

 of 14 APR 2010, the price paid for such shares may

not be more than 5% above the highest closing price

in the 30 day trading period preceding the

transaction, and no.CONTD

PROPOSAL #2: Authorize the Board of Directors, for a         ISSUER             NO              N/A                  N/A

new period of 3 years starting from the day of this

amendment to the Articles of Association by the

general meeting of 14 APR 2010, to increase capital,

in any and all forms, including a capital increase

where the pre-emptive rights of shareholders are

restricted or withdrawn, even after receipt by the

Company of a notification from the Belgian Banking,

Finance and Insurance Commission of a takeover bid

for the Company's shares, where this is the case,

however, the.CONTD

PROPOSAL #3: Authorize the Secretary General,                     ISSUER             NO              N/A                  N/A

including that of replacement, for the purpose of

coordinating the Articles of Association to reflect

the resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BELLE INTL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G09702104

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the audited                     ISSUER            YES             FOR                  FOR

consolidated financial statements and reports of the

directors and auditor of the Company for the YE 31

DEC 2009

PROPOSAL #2: Approve to declare a final dividend for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Company's Auditor and authorize the Board of

Directors of the Company to fix the Auditor's

PROPOSAL #4.a.i: Re-elect Mr. Tang Yiu as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #4.aii: Re-elect Mr. Gao Yu as a Non-                    ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #4aiii: Re-elect Mr. Ho Kwok Wah, George as         ISSUER            YES             FOR                  FOR

an Independent Non-executive Director of the Company

PROPOSAL #4.b: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #5: Grant a general mandate to the Directors        ISSUER            YES             FOR                  FOR

 of the Company to allot, issue and deal with new

shares not exceeding 10% of the issued share capital

of the Company as at the date of passing this

resolution

PROPOSAL #6: Grant a general mandate to the Directors        ISSUER            YES             FOR                  FOR

 of the Company to repurchase shares not exceeding

10% of the issued share capital of the Company as at

the date of passing this resolution

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot, issue and deal with additional shares in

the share capital of the Company by an amount not

exceeding the amount of the shares repurchased by the

 Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEMIS COMPANY, INC.

  TICKER:                  BMS                 CUSIP:   081437105

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JEFFREY H. CURLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGER D. O'SHAUGHNESSY                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID S. HAFFNER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOLLY A. VAN DEURSEN                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP, AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO VOTE UPON A PROPOSAL SUBMITTED BY A    SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER, IF PROPERLY PRESENTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BENDIGO AND ADELAIDE BANK LTD, BENDIGO VIC

  TICKER:                  N/A                 CUSIP:   Q1456C110

  MEETING DATE:      10/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the Company's          ISSUER             NO              N/A                  N/A

financial report, Directors' report and report by the

 Auditor for the YE 30 JUN 2009

PROPOSAL #2.: Re-elect Ms. J Dawson as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires from office under Rule 69 of

 the Company's Constitution

PROPOSAL #3.: Re-elect Ms. D Radford as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who retires from office under Rule 69

of the Company's Constitution

PROPOSAL #4.: Re-elect Mr. A. Robinson as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires from office under Rule 69

 of the Company's Constitution

PROPOSAL #5.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4 and all other purposes, the issue of

 securities by the Company, as specified

PROPOSAL #6.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

Company as set out in the annual report for the FYE

30 JUN 2009

PROPOSAL #7.: Approve, for all purposes, including            ISSUER            YES         AGAINST           AGAINST

ASX Listing Rule 10.14, to issue performance shares

to the Managing Director, Mr. M Hirst, under the

Employee Salary Sacrifice, Deferred Share and

Performance Share Plan as specified and any issue of

ordinary shares upon vesting of those performance

shares, and the issue of corresponding shares in the

Company to the Bendigo and Adelaide Bank Employee

PROPOSAL #8.: Approve, for all purposes, including            ISSUER            YES         AGAINST           AGAINST

ASX Listing Rule 10.14, to issue performance shares

to the Executive Director, Mr. J. McPhee, under the

Employee Salary Sacrifice, Deferred Share and

Performance Share Plan as specified and any issue of

ordinary shares upon vesting of those performance

shares, and the issue of corresponding shares in the

Company to the Bendigo and Adelaide Bank Employee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BENESSE HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J0429N102

  MEETING DATE:      6/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BENETTON GROUP SPA, PONZANO

  TICKER:                  N/A                 CUSIP:   T1966F139

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation of annual balance sheet and        ISSUER             NO              N/A                  N/A

 consolidated balance sheet as of 31 DEC 2009;

related and consequential resolutions

PROPOSAL #2: Approve the appointment and                              ISSUER             NO              N/A                  N/A

determination of number of Directors

PROPOSAL #3: Approve the determination of emolument          ISSUER             NO              N/A                  N/A

of the Directors

PROPOSAL #4: Grant authority for the share buyback            ISSUER             NO              N/A                  N/A

and sale

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BENGANG STEEL PLATES CO LTD

  TICKER:                  N/A                 CUSIP:   Y0782P101

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Independent Directors

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #3: Approve the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #5: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan are as follows: 1) cash dividend/10 shares (Tax

included): CNY 0.3000; 2) bonus issue from profit

(share/10 shares): none; and 3) bonus issue from

capital reserve (share/10 shares): none

PROPOSAL #6: Appointment of the 2010 Audit Firm                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the 2010 Investment Framework            ISSUER            YES             FOR                  FOR

Plan

PROPOSAL #8: Approve the continuing connected                     ISSUER            YES             FOR                  FOR

transactions

PROPOSAL #9: Election of Mr. Yu Tianchen as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #10: Election of Ms. Zhang Xiaofang as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #11: Election of Mr. Cao Aimin as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #12: Election of Mr. Zhang Jichen as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #13: Election of Mr. Tian Bingfu as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14: Election of Mr. Li Kai as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #15: Election of Ms. Wang Yiqiu as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #16: Election of Mr. Liu Junyou as a                     ISSUER            YES             FOR                  FOR

Supervisor

PROPOSAL #17: Election of Mr. Zhao Wei as a Supervisor      ISSUER            YES             FOR                  FOR

PROPOSAL #18: Election of Mr. Liu Enquan as a                     ISSUER            YES             FOR                  FOR

Supervisor

PROPOSAL #19: Election of Mr. Wang Pu as a Supervisor        ISSUER            YES             FOR                  FOR

PROPOSAL #20: Election of Mr. Zhang Chuang as a                 ISSUER            YES             FOR                  FOR

Supervisor

PROPOSAL #21: Approve the provision for inventory              ISSUER            YES             FOR                  FOR

depreciation, bad debt and fixed assets impairment

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BERJAYA SPORTS TOTO BHD

  TICKER:                  N/A                 CUSIP:   Y0849N107

  MEETING DATE:      10/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements of the Company for the YE 30 APR 2009 and

 the Directors' and the Auditors' reports thereon

PROPOSAL #2.: Approve the payment of the Directors'          ISSUER            YES             FOR                  FOR

fees amounting to MYR 135,000 for the YE 30 APR 2009

PROPOSAL #3.: Re-elect Freddie Pang Hock Cheng as a          ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 98[A] of

the Company's Articles of Association

PROPOSAL #4.: Re-elect Mohamed Saleh Bin Gomu as a            ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 98[A] of

the Company's Articles of Association

PROPOSAL #5.: Re-elect Tan Sri Dato' Tan Chee Sing as        ISSUER            YES             FOR                  FOR

 a Director, who retires pursuant to Article 98[E] of

 the Company's Articles of Association

PROPOSAL #6.: Re-appoint Tan Sri Dato' Thong Yaw Hong        ISSUER            YES             FOR                  FOR

 as a Director of the Company and to hold office

until the conclusion of the next AGM of the Company

pursuant to Section 129[6] of the Companies Act, 1965

PROPOSAL #7.: Re-appoint Messrs Ernst & Young as the         ISSUER            YES             FOR                  FOR

Auditors and authorise the Directors to fix their

remuneration

PROPOSAL #8.: Authorize the Directors, subject always        ISSUER            YES             FOR                  FOR

 to the Companies Act, 1965, the Articles of

Association of the Company and the approvals of the

relevant governmental/regulatory authorities,

pursuant to Section 132D of the Companies Act, 1965,

to issue and allot shares in the Company from time to

 time and upon such terms and conditions and for such

 purposes as the Directors may deem fit provided that

 the aggregate number of shares issued pursuant to

this resolution does not exceed 10% of the issued

share capital of the Company for the time being;

[Authority expires at the conclusion of the next AGM

of the Company]

PROPOSAL #9.: Authorize the Company, subject to the          ISSUER            YES             FOR                  FOR

provisions of the Bursa Malaysia Securities Berhad

Main Market Listing Requirements, and its

subsidiaries, to enter into recurrent related party

transactions of a revenue or trading nature with the

related parties which are necessary for the day-to-

day operations and/or in the ordinary course of

business of the Company and its subsidiaries on terms

 not more favorable to the related parties than those

 generally available to the public and are not

detrimental to the minority shareholders of the

Company; and [Authority the earlier of the conclusion

 of the next AGM of the Company following the AGM at

which the ordinary resolution for the Proposed

Mandate will be passed or the expiration of the

period within which the next AGM after the date it is

 required to be held pursuant to Section 143 [1] of

the Companies Act, 1965 [but shall not extend to such

 extension as may be allowed pursuant to Section 143

[2] of the Companies Act, 1965]; and authorize the

Directors of the Company and its subsidiaries to

complete and do all such acts and things [including

executing such documents as may be required] to give

effect to such transactions as authorized by this

PROPOSAL #10.: Authorize the Directors, subject                 ISSUER            YES             FOR                  FOR

always to the Companies Act, 1965, [Act], rules,

regulations and orders made pursuant to the Act,

provisions of the Company's Memorandum and Articles

of Association and Bursa Malaysia Securities Berhad

[Exchange] Main Market Listing Requirements and any

other relevant authority, to purchase such number of

ordinary shares of MYR 0.10 each in the Company

[BToto Shares] through the Exchange and to take all

such steps as are necessary [including the opening

and maintaining of a central depositories account

under the Securities Industry [Central Depositories]

Act, 1991] and enter into any agreements,

arrangements and guarantees with any party or parties

 to implement, finalize and give full effect to the

aforesaid purchase with full powers to assent to any

conditions, modifications, revaluations, variations

and/or amendments [if any] as may be imposed by the

relevant authorities from time to time and to do all

such acts and things in the best interests of the

Company, subject further to the following: the

maximum number of ordinary shares which may be

purchased and held by the Company shall be equivalent

 to 10% of the total issued and paid-up share capital

 of the Company inclusive of the 5,331,932 BToto

Shares already purchased and retained as treasury

shares; the maximum funds to be allocated by the

Company for the purpose of purchasing the ordinary

shares shall not exceed the total retained profit or

share premium reserve of the Company or both;

[Authority expires the earlier of the conclusion of

the next AGM of the Company following the general

meeting at which such resolution was passed or the

expiration of the period within which the next AGM

after that date is required by law to be held]; and

upon completion of the purchase[s] of the BToto

Shares or any part thereof by the Company, authorize

the Directors to deal with any BToto Shares so

purchased by the Company in the following manner:

cancel all the BToto Shares so purchased; or retain

all the BToto Shares as treasury shares for future

re-sale or for distribution as dividend to the

shareholders of the Company; or retain part thereof

as treasury shares and subsequently canceling the

balance; or any other manner as prescribed by the

Act, rules, regulations and orders made pursuant to

the Act and the requirements of the Exchange and any

PROPOSAL #S.11: Approve the alterations,                              ISSUER            YES             FOR                  FOR

modifications, deletions and/or additions to the

Company's Articles of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BERKSHIRE HATHAWAY INC.

  TICKER:                  BRKA               CUSIP:   084670108

  MEETING DATE:      1/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE AN AMENDMENT TO THE                       ISSUER            YES             FOR                  FOR

CORPORATION'S EXISTING RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED (THE CURRENT CERTIFICATE),

TO EFFECT A 50-FOR-1 STOCK SPLIT OF THE CORPORATION'S

 CLASS B COMMON STOCK, WHILE MAINTAINING CURRENT

ECONOMIC AND VOTING RELATIONSHIP BETWEEN

CORPORATION'S CLASS B COMMON STOCK AND THE

CORPORATION'S CLASS A COMMON STOCK.

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO CLARIFY THAT THE CLASS B COMMON STOCK

MAY BE SPLIT IN THE PROPOSED 50-FOR-1 SPLIT WITHOUT

SPLITTING THE CLASS A COMMON STOCK.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO CHANGE THE PAR VALUE OF EACH SHARE OF

CLASS B COMMON STOCK IN CONNECTION WITH THE PROPOSED

50-FOR-1 SPLIT, TO $0.0033 FROM THE CURRENT PAR VALUE

 OF $0.1667 PER SHARE OF CLASS B COMMON STOCK.

PROPOSAL #04: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO INCREASE THE NUMBER OF SHARES OF CLASS

 B COMMON STOCK AND THE TOTAL NUMBER OF SHARES OF ALL

 CLASSES OF STOCK THAT THE CORPORATION IS AUTHORIZED

TO ISSUE.

PROPOSAL #05: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO REMOVE THE REQUIREMENT TO ISSUE

PHYSICAL STOCK CERTIFICATES FOR SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BERKSHIRE HATHAWAY INC.

  TICKER:                  BRKA               CUSIP:   084670108

  MEETING DATE:      5/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WARREN E. BUFFETT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES T. MUNGER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOWARD G. BUFFETT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN B. BURKE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN L. DECKER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. GATES III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID S. GOTTESMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLOTTE GUYMAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD R. KEOUGH                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS S. MURPHY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD L. OLSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER SCOTT, JR.                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BERKSHIRE HATHAWAY INC.

  TICKER:                  BRKB               CUSIP:   084670207

  MEETING DATE:      1/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE AN AMENDMENT TO THE                       ISSUER            YES             FOR                  FOR

CORPORATION'S EXISTING RESTATED CERTIFICATE OF

INCORPORATION, AS AMENDED (THE CURRENT CERTIFICATE),

TO EFFECT A 50-FOR-1 STOCK SPLIT OF THE CORPORATION'S

 CLASS B COMMON STOCK, WHILE MAINTAINING CURRENT

ECONOMIC AND VOTING RELATIONSHIP BETWEEN

CORPORATION'S CLASS B COMMON STOCK AND THE

CORPORATION'S CLASS A COMMON STOCK.

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO CLARIFY THAT THE CLASS B COMMON STOCK

MAY BE SPLIT IN THE PROPOSED 50-FOR-1 SPLIT WITHOUT

SPLITTING THE CLASS A COMMON STOCK.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO CHANGE THE PAR VALUE OF EACH SHARE OF

CLASS B COMMON STOCK IN CONNECTION WITH THE PROPOSED

50-FOR-1 SPLIT, TO $0.0033 FROM THE CURRENT PAR VALUE

 OF $0.1667 PER SHARE OF CLASS B COMMON STOCK.

PROPOSAL #04: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO INCREASE THE NUMBER OF SHARES OF CLASS

 B COMMON STOCK AND THE TOTAL NUMBER OF SHARES OF ALL

 CLASSES OF STOCK THAT THE CORPORATION IS AUTHORIZED

TO ISSUE.

PROPOSAL #05: TO APPROVE AN AMENDMENT TO THE CURRENT         ISSUER            YES             FOR                  FOR

CERTIFICATE TO REMOVE THE REQUIREMENT TO ISSUE

PHYSICAL STOCK CERTIFICATES FOR SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BERKSHIRE HATHAWAY INC.

  TICKER:                  BRKB               CUSIP:   084670702

  MEETING DATE:      5/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WARREN E. BUFFETT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES T. MUNGER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOWARD G. BUFFETT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN B. BURKE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN L. DECKER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. GATES III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID S. GOTTESMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLOTTE GUYMAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD R. KEOUGH                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS S. MURPHY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD L. OLSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER SCOTT, JR.                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEST BUY CO., INC.

  TICKER:                  BBY                 CUSIP:   086516101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LISA M. CAPUTO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN J. DUNN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHY J. HIGGINS VICTOR                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGELIO M. REBOLLEDO                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERARD R. VITTECOQ                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

FEBRUARY 26, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ ISRAEL TELECOM LTD

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      2/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Elect M. Keret as an External Director          ISSUER            YES             FOR                  FOR

for a statutory 3 year period

PROPOSAL #2: Approve the following terms of office,          ISSUER            YES             FOR                  FOR

pursuant to M. Keret being elected: a payment to Mr.

Keret of an annual remuneration and meeting

attendance fees in the maximum amount permitted by

law; b  an issue to him of an indemnity undertaking

in the same text as approved by general meeting for

the other Directors and limited in the aggregate to

25% of the shareholders' equity

PROPOSAL #3: Amend the Articles as follows: a                    ISSUER            YES             FOR                  FOR

provisions for co-option of Directors up to the

maximum permitted by the Articles and provision

permitting the Board to continue if a place is

vacated; and b  providing for up to 3 instead of 4

classified Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the distribution of a cash                ISSUER            YES             FOR                  FOR

dividend between the shareholders in a total amount

of ILS 1,149 million; record date: 22 SEP 2009; ex-

date: 23 SEP 2009 and payment date: 05 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      3/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to the completion of          ISSUER            YES             FOR                  FOR

transfer of control of the Company from AP.SB.AR.

Holdings Ltd to 012 Smile Communication Ltd, the

conversion of the existing D&O insurance cover to a

Run Off policy for a period of 7 years; the amount of

 the cover will be reduced and will not exceed USD 50

 million plus USD 10 million legal costs and the

premium will not exceed USD 380,500

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the distribution of cash                     ISSUER            YES             FOR                  FOR

dividend in the amount of NIS 2,453,000; Record date

15 APR 2010, Ex date 18 APR 2010, Payment Date 03 MAY

PROPOSAL #2: Approve the bonus for the Chairman in            ISSUER            YES             FOR                  FOR

the amount of NIS 3,444,880

PROPOSAL #3: Approve the bonus in the amount of NIS          ISSUER            YES             FOR                  FOR

90,000 for the Security Manager who holds office as a

 Director on behalf of the employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Financial Statements and              ISSUER            YES             FOR                  FOR

Directors report for the year 2009

PROPOSAL #2: Re-appoint Accountant Auditors until the        ISSUER            YES             FOR                  FOR

 next AGM and authorize the Board to fix their fees

PROPOSAL #3.1: Re-appoint Or Elovitch as a                          ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.2: Re-appoint Orna Elovitch-Peled as a            ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.3: Re-appoint Arieh Saban as a                          ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.4: Re-appoint Eldad Ben-Moshe as a                   ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.5: Re-appoint Eli Holzman as a                          ISSUER            YES         AGAINST           AGAINST

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.6: Re-appoint Yehuda Porat as a employee         ISSUER            YES             FOR                  FOR

representative , the external Directors continue in

the office by provision of law

PROPOSAL #3.7: Re-appoint Amikam Shorer as a                       ISSUER            YES         AGAINST           AGAINST

officiating Director, the external Directors continue

 in the office by provision of law

PROPOSAL #3.8: Re-appoint Felix Cohen as a                          ISSUER            YES             FOR                  FOR

officiating Directors, the external Directors

continue in the office by provision of law

PROPOSAL #3.9: Re-appoint Rami Numkin as a employee          ISSUER            YES             FOR                  FOR

representative , the external Directors continue in

the office by provision of law

PROPOSAL #3.10: Re-appoint Shaul Elovitch as a                   ISSUER            YES             FOR                  FOR

officiating Director, the external Directors continue

 in the office by provision of law

PROPOSAL #3.11: Re-appoint Shlomo Rudov as a                       ISSUER            YES             FOR                  FOR

officiating Director, the external Directors continue

 in the office by provision of law

PROPOSAL #4: Approve a debt settlement between the            ISSUER            YES             FOR                  FOR

Company and between DBS Satellite Services Ltd., a

Company connected with the present controlling

shareholder of Bezeq, relating to the balance

amounting to NIS 31.5 million owed by DBS to the

Company in respect of communication services, in

accordance with which DBS will pay the balance plus

Value Added Tax to the Company by 36 monthly

installments of NIS 875,000 each plus interest 1.5%

above prime interest

PROPOSAL #5: Approve an employment termination                   ISSUER            YES             FOR                  FOR

agreement with the outgoing Chief Executive Officer,

Yaakov Gelbard whereby he will receive NIS 9 million

with a mutual waiver of all claims

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BEZEQ THE ISRAEL TELECOMMUNICATION CORP LTD, TEL A

  TICKER:                  N/A                 CUSIP:   M2012Q100

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the management and consultancy         ISSUER            YES             FOR                  FOR

agreement with Eurocom Investments Ltd. for the

receipt by the Company of services in consideration

for ILS 1.2 million a year, the agreement will be for

 a period of 3 years unless previously cancelled by

either party giving 3 months notice, the controlling

shareholder of the Company is also the controlling

shareholder of the Eurocom

PROPOSAL #2.: Approve the issue of an indemnity                 ISSUER            YES             FOR                  FOR

undertaking to the new Directors of the Company, or

Elovitch, Ora Eloveitch-Peled and Shaul Elovitch, who

 are owners of control, as well as the other new

Directors, limited in the aggregate to 25% of the

shareholders equity

PROPOSAL #3.: Approve the agreement with Eurocom                ISSUER            YES             FOR                  FOR

relating to the purchase of Nokia products and the

grant of maintenance services to such products

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BG GROUP PLC

  TICKER:                  N/A                 CUSIP:   G1245Z108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and reports of the        ISSUER            YES             FOR                  FOR

 Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

BG Group plc annual report and accounts for the YE 31

 DEC 2009

PROPOSAL #3.: Declare a final dividend in respect of         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009 of 6.73 pence per ordinary share

payable on 21 MAY 2010 to holders of ordinary shares

on the register of shareholders of the Company at the

 close of business on 16 APR 2010

PROPOSAL #4.: Election of Mark Seligman as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #5.: Re-elect Peter Backhouse as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #6.: Re-elect Lord Sharman as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires by rotation

PROPOSAL #7.: Re-elect Philippe Varin, as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #9.: Authorize the Audit Committee to                   ISSUER            YES             FOR                  FOR

approve the remuneration of the Auditors

PROPOSAL #10.: Authorize the Company, with Sections          ISSUER            YES             FOR                  FOR

366 and 367 of the Companies Act 2006 [the Act], and

all Companies which are subsidiaries of the Company

during the period when this resolution has effect to;

 make political donations to political parties or

independent election candidates up to a total

aggregate amount of GBP15,000; make political

donations to political organisations other than

political parties up to a total aggregate amount of

GBP 15,000; and incur political expenditure up to a

total aggregate amount of GBP 20,000; [Authority

expires at the conclusion of the next AGM of the

Company]; provided that, in any event, the total

aggregate amount of all political donations and

political expenditure incurred by the Company and its

 subsidiaries in such period shall not exceed GBP

50,000; for the purposes of this resolution,

'political donations', 'political organisations',

'political parties' and 'political expenditure' shall

 have the meanings given to them in Sections 363 to

365 of the Act

PROPOSAL #11.: Authorize the Directors in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Act to exercise all the

powers of the Company to allot shares in the Company

and to grant rights to subscribe for, or to convert

any security into, shares in the Company [Rights]; up

 to an aggregate nominal amount of GBP 115,641,305;

and up to a further aggregate nominal amount of

112,536,365 provided that [i] they are equity

securities [within the meaning of Section 560[1] of

the Act], and [ii] they are offered by way of a

rights issue to holders of ordinary shares on the

register of Members at such record date as the

Directors may determine where the equity securities

respectively attributable to the interests of the

ordinary shareholders are proportionate [as nearly as

 may be practicable] to the respective numbers of

ordinary shares held or deemed to be held by them on

any such record date end to other holders of equity

securities entitled to participate therein, subject

to such exclusions or other arrangements as the

Directors may deem necessary or expedient to deal

with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; [Authority expires at the

conclusion of the next AGM of the Company]; the

Directors shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require shares to be allotted or

Rights to be granted after such expiry and the

Directors shall be entitled to allot shares and grant

 Rights pursuant to any such offer or agreement as if

 this authority had not expired; and all unexercised

authorities previously granted to the Directors to

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Act to allot equity

securities [within the meaning of Section 560 of the

Act] for cash either pursuant to the authority

conferred by Resolution 11 above or by way of a sale

of treasury shares as if Section 561[1] of the Act

did not apply to any such allotment provided that

this power shall be limited to: the allotment of

equity securities in connection with an offer of

securities [but in the case of the authority granted

under paragraph II of the Resolution 11 by way of a

rights issue only] in favour of the holders of

ordinary shares on the register of Members at such

record date as the Directors may determine and other

persons entitled to participate therein, where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate [as nearly as may be practicable] to

the respective number of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment [otherwise than

pursuant to sub-paragraph I of this Resolution 12] to

 any person or persons of equity securities up to an

aggregate nominal amount of GBP16,880,454; and shall

expire upon the expiry of the general authority

conferred by Resolution 11 above, the Directors shall

 be entitled to make offers or agreements before the

expiry of such power which would or might require

equity securities to be allotted after such expiry

and the Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases [within the meaning of Section 693[4] of

the Act] of ordinary shares of 10 pence each of the

Company on such terms and in such manner as the

Directors may from time to time determine, provided

that: the maximum number of ordinary shares hereby

authorized to be acquired is 337,609,096 representing

 approximately 10% of the issued ordinary share

capital of the Company as at 10 MAR 2010; the minimum

 price that may be paid for any such ordinary share

is 10 pence, the nominal value of that share; the

maximum price that may be paid for any such ordinary

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

ordinary share is contracted to be purchased;

[Authority expires at the conclusion of the next AGM

of the Company]; and the Company may make a contract

to purchase its ordinary shares under the authority

hereby conferred prior to the expiry of such

authority, which contract will or may be executed

wholly or partly after the expiry of such authority,

and may purchase its ordinary shares in pursuance of

PROPOSAL #S.14: Approve the general meeting, other            ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

days' notice

PROPOSAL #S.15: Approve and adopt, with effect from          ISSUER            YES             FOR                  FOR

the conclusion of the AGM, the Articles of

Association contained in the document produced to the

 Meeting and signed by the Chairman for the purposes

of identification as the new Articles of Association

of the Company in substitution for, and to the

exclusion of, the Articles of Association of the

Company in effect immediately prior to that time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARAT ELECTRONICS LTD

  TICKER:                  N/A                 CUSIP:   Y0881Q117

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the profit and loss          ISSUER            YES             FOR                  FOR

account for the YE 31 MAR 2009 and the balance sheet

as at that date and the reports of the Directors and

the Auditors thereon

PROPOSAL #2.: Approve to confirm the interim dividend        ISSUER            YES             FOR                  FOR

 and declare final dividend on equity shares

PROPOSAL #3.: Re-appoint Mr. H.S. Bhadoria as a                 ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. I.V. Sarma as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Lt. Gen P. Mohapatra as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation, to

hold office up to the date of this AGM and for the

appointment of whom the Company has received a notice

 under Section 257 of the Companies Act 1956 from a

member proposing his candidacy for the office of

Director

PROPOSAL #6.: Re-appoint Lt. Gen [Retd] G. Sridharan         ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires by

rotation, to hold office up to the date of this AGM

and for the appointment of whom the Company has

received a notice under Section 257 of the Companies

Act 1956 from a member proposing his candidacy for

the office of Director

PROPOSAL #7.: Re-appoint Mr. H.N. Ramakrishna as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation, to

hold office up to the date of this AGM and for the

appointment of whom the Company has received a notice

 under Section 257 of the Companies Act 1956 from a

member proposing his candidacy for the office of

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARAT FORGE LTD

  TICKER:                  N/A                 CUSIP:   Y08825179

  MEETING DATE:      2/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company (hereinafter referred to as the Board,

which term shall include any Committee thereof), in

accordance with the provisions of Sections 81(1A),

192A and other applicable provisions, if any, of the

Companies act, 1956 (including any amendments or re-

enactment thereof) (Companies Act), if any, and

subject to such approvals, permissions, consents and

sanctions as may be necessary from the Government of

India (GOI), the Reserve Bank of India (RBI), the

provisions of the Foreign Exchange Management Act,

1999 (FEMA), the Foreign Exchange Management

(Transfer Or Issue Of Security By A Person Resident

Outside India) Regulations, 2000, the Issue Of

Foreign Currency Convertible Bonds And Ordinary

Shares (Through Depository Receipt Mechanism) Scheme,

 1993 and subject to the necessary approvals,

consents, permissions and/or sanctions of the

Ministry of Finance (Department of Economic Affairs)

and Ministry of Industry (Foreign Investment

Promotion Board/Secretariat for Industrial

Assistance) and all other Ministries/Departments of

the GOI, RBI and the Securities and Exchange Board of

 India (SEBI) and/or any other competent authorities

and the enabling provisions of the Memorandum and

Articles of Association of the Company, the listing

agreements entered into by the Company with the stock

 exchanges where the Company's shares are listed and

in accordance with the regulations and guidelines

issued by the GOI, RBI, SEBI and any competent

authorities and clarifications issued thereon from

time to time and subject to all other necessary

approvals, permissions, consents and sanctions of

concerned statutory and other authorities and subject

 to such conditions and modifications as may be

prescribed by any of them while granting such

approvals, permissions, consents and sanctions and

which may be agreed to by the Board, in its absolute

discretion, to create, offer, issue and allot in one

or more tranches whether rupee denominated or

denominated in foreign currency, in the course of

domestic/international offerings representing equity

shares, equity shares through global depository

receipts (GDRS), American Depository Receipts (ADRS),

 debentures or bonds whether partly/optionally/fully

convertible and/or securities linked to equity shares

 and/or non-convertible debentures or any other

security permissible by Indian Law including foreign

currency convertible bonds and/or any other financial

 instruments (OFIS) convertible into or linked to

equity shares or with or without detachable warrants

with a right exercisable by the warrant holders to

convert or subscribe to the equity shares or

otherwise, in registered or bearer form secured or

unsecured such that the total amount raised through

the aforesaid securities (as detailed below) should

not exceed USD 150 million (with or without greenshoe

 option) or its Indian rupee equivalent INR 7200

million (at an exchange rate of INR 48 per US

dollar), of incremental funds for the Company CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARAT FORGE LTD, PUNE

  TICKER:                  N/A                 CUSIP:   Y08825179

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009 and the profit and loss account for

the YE on 31 MAR 2009 and the reports of the

Directors and the Auditors

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. B.P. Kalyani as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. S.E. Tandale as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. P.K. Maheshwari as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. S.M. Thakore as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint Messrs. Dalal and Shah,                ISSUER            YES             FOR                  FOR

Chartered Accountants, Mumbai, as the Auditors of the

 Company until the conclusion of the next AGM of the

Company and authorize the Board of Directors to fix

their remuneration for the period

PROPOSAL #8.: Appoint Mr. P.H. Ravi Kumar as the                ISSUER            YES             FOR                  FOR

Director of the Company, liable to retire by rotation

PROPOSAL #9.: Approve that, pursuant to the                        ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, and 309 and other

applicable provisions, if any, of the Companies Act,

1956 and subject to the approvals, as may be

necessary, approval of the Members be given to the

re-appointment of Mr. Amit B. Kalyani as an Executive

 Director of the Company for a period of 5 years from

 11 MAY 2009 to 10 MAY 2014 on the specified terms of

 remuneration in the terms of Schedule XIII of the

Companies Act, 1956 relating to the Managerial

remuneration; authorize the Board of Directors of the

 Company to approve annual increments and to make

such improvements in the terms of remuneration to Mr.

 Amit B. Kalyani as may be permissible under and by

any amendments of Schedule XIII to the Companies Act,

 1956 or by way of any Government guidelines or

instructions, the intention being that no further

approval of the Company will be required so long as

remuneration of the Executive Director is not in

excess of the maximum permissible under relevant

laws, rules, regulations, guidelines or instructions

as may be promulgated or issued after the date of

PROPOSAL #S.10: Approve that, pursuant to the                     ISSUER            YES             FOR                  FOR

provisions of Sections 309 and other applicable

provisions, if any, of the Companies Act, 1956, if

any, and subject to such requisite approvals,

consents and permission, as may be required, approval

 of the Members be given to the payment and

distribution for a period of 5 years, for each FY

commencing from 01 APR 2009, of a commission not

exceeding 1% of the Net profits of the Company

calculated in accordance with the provisions of

Sections 198, 349, 350 and 351 of the Companies Act,

1956, amongst the Directors of the Company or any one

 or more of them [other than the Managing Director

and whole-time Director] in such manner and in all

respects as may be decided by the Board of Directors

of the Company from time to time and such payment

shall be made in respect of the profits of the

Company for each year; provide that for the purpose

of calculating the commission payable for any part of

 the FY of the Company, the profits shall be deemed

to have accrued or arisen at any even rate throughout

 the year and shall be apportioned Pro Rata on time

basis, the intention being that the commission shall

be paid at the aforesaid rate in respect of the

proportionate profits of the Company calculated on

the aforesaid basis for the part of any year in

PROPOSAL #11.: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, in supersession of the resolution passed

 at the EGM of the Company held on 30 MAR 2005 and

pursuant to Section 293(1)(d) and other applicable

provisions, if any, of the Companies Act, 1956, to

borrow money for an on behalf of the Company from

time to time as and when required by the Company,

provided that the money so borrowed [Apart from the

temporary loans obtained from time to time by the

Company from its Bankers in the ordinary course of

its business] shall not exceed INR 15,000 Million

over and above the aggregate of the paid up capital

of the Company and its free reserves, that is to say,

 reserves not set apart for any specific purpose, as

the Board may from time to time deem necessary

PROPOSAL #12.: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company [hereinafter referred as the Board which

term shall be deemed to include any Committee thereof

 for the time being exercising the powers conferred

on the Board by this resolution], under Section

293(1)(a) and other applicable provisions, if any, of

 the Companies Act, 1956, to mortgage/charge and/or

also to create liens, charges and all other

encumbrances of whatsoever nature on all or any of

the Company's immovable and movable properties and

the whole or substantially the whole of all or nay of

 the undertakings of the Company, wheresoever

situate, present and future, together with power to

take over the Management of the business and concern

of the Company in certain events, in such form and in

 such manner as the Board may think fit and proper,

in favour of the Banks/Institutions/other Lenders/

Trustees of the holders of the securities,

aggregating to a nominal value not exceeding INR

30,000 Million to be issued from time to time in one

or more tranches under its borrowing powers, to

secure the principal amount together with the

interest, compound interest and all other costs,

charges and expenses and all other monies as may

become due and payable by the Company in that behalf

and to vary or modify existing securities, from time

to time, in such manner and in such form on all or

any of the properties or part of any of the property

and the undertakings of the Company, both present and

 future, as may be decided by the Board and as agreed

 to by the said Banks/ Institutions/other Lenders/

Trustees of the holders of securities issued

hereunder and the existing or future series of

Debentures/Bonds or any other Lenders, Bankers and

Financial Institutions, both present and future, to

secure existing series of Debentures Loans, Financial

 Facilities as may be obtained by the Company from

time to time and as may be deemed appropriate by the

Board; authorize the Board to sign and execute all

such documents, deeds and writings and to do all such

 acts, deeds, matters and things as may be necessary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARAT FORGE LTD, PUNE

  TICKER:                  N/A                 CUSIP:   Y08825179

  MEETING DATE:      10/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, in accordance              ISSUER            YES         AGAINST           AGAINST

with the provisions of Section 81(1A) and other

applicable provisions, if any, of the Companies Act,

1956 including any amendments hereto or re-enactment

thereof )[Companies Act] and subject to such

approvals, permissions, consents and sanctions as may

 be necessary from the Government of India (GOF), the

 Reserve Bank of India (RBI), the provisions of the

Foreign Exchange Management act, 1999 [FEMA], the

foreign exchange management (transfer or issue of

security by a person resident outside India)

regulations, 2000 the issue of foreign currency

convertible bonds and ordinary shares [through

depository receipt mechanism] Scheme, 1993, and

subject to the necessary approvals. consents,

permissions and / or sanctions of the ministry of

finance [department of economic affairs] and ministry

 of industry [foreign investment promotion Board /

Secretariat for industrial assistance] and all other

ministries / departments of the GOI, RBI and the

securities and Exchange Board of India [SEBI] and /

or any other competent authorities and the enabling

provisions of the Memorandum and Articles of

Association of the Company. the Listing agreements

entered into by the Company with the Stock Exchanges

where the Company's shares are listed and in

accordance with the regulations and guidelines issued

 by the GOI, RBI, SEBI and any competent authorities

and clarifications issued thereon from time to time

and subject to all other necessary approvals,

permissions, consents and sanctions of concerned

statutory and other authorities and subject to such

conditions and modifications as may be prescribed by

any of them while granting such approvals,

permissions, consents and sanctions, and which may be

 agreed to by the Board of Directors of the Company

[hereinafter referred to as the Board which term

shall include any committee thereof], in its absolute

 discretion, to create. offer, issue and allot in one

 or more tranches whether rupee denominated or

denominated in foreign currency, in the course of

Domestic/ International offerings representing equity

 shares through Global Depository Receipts (GDRS),

debentures or bonds whether partly/optionally/fully

convertible and/or securities linked to equity shares

 including foreign currency convertible bonds and /

or any other financial instruments (OFIS) convertible

 into or linked to equity shares or with or without

detachable warrants with a right exercisable by the

warrant holders to convert or subscribe to the equity

 shares or otherwise, in registered or bearer form

secured or unsecured such that the total amount

raised through the aforesaid securities [as detailed

below] should not exceed USD 150, million [with or

without greenshoe option] or its Indian rupee

equivalent INR 7200 million (at an exchange rate of

INR 48 per US dollar), of incremental funds for the

Company [hereinafter referred to as securities, which

 shall include the specified securities as detailed

below) to any person including foreign / resident

investors whether Domestic / Foreign instit

PROPOSAL #S.2: Amend the Article 133 of the Articles         ISSUER            YES             FOR                  FOR

of Association of the Company as specified

PROPOSAL #3.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

sections 258, 259 and other applicable provisions of

the Companies act, 1956 and subject to the approvals

of the Central government, the number of Directors on

 the Board of Directors of the Company, to increase

from 17 to 19, excluding debenture Directors,

permanent Directors, Special Directors and nominee

Directors, if any

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARAT HEAVY ELECTRICALS LTD

  TICKER:                  N/A                 CUSIP:   Y0882L117

  MEETING DATE:      9/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet of the Company as at 31 MAR 2009 and

the profit & loss account for the FYE on that date

together with the Directors' report and the Auditors'

 report thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri. Anil Sachdev as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. B.P. Rao as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Approve to fix the remuneration of the         ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #6.: Appoint Shri. Ashok Kumar Basu as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Appoint Shri. M.A. Pathan as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #8.: Appoint Smt. Reva Nayyar as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #9.: Appoint Shri. Rajiv Bansal as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Appoint Shri. Saurabh Chandra as a              ISSUER            YES             FOR                  FOR

Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARAT PETROLEUM CORP LTD

  TICKER:                  N/A                 CUSIP:   Y0882Z116

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit &         ISSUER            YES             FOR                  FOR

loss account for the YE 31 MAR 2009, the balance

sheet as at that date and the reports of the Board of

 Directors and the Statutory Auditors and the

comments of the Comptroller & the Auditor General of

India, thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Prof. N. Venkiteswaran as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation in pursuance of

Section 256 of the Companies Act, 1956

PROPOSAL #4.: Re-appoint Shri. P. K. Sinha,                        ISSUER            YES             FOR                  FOR

Additional Secretary & Financial Advisor, Ministry of

 Petroleum and Natural Gas, as a Director, who

retires by rotation in pursuance of Section 256 of

the Companies Act, 1956

PROPOSAL #5.: Appoint, pursuant to Section 257 and            ISSUER            YES             FOR                  FOR

other applicable provisions, if any, of the companies

 Act, 1956, Shri T. Balakrishnan, Principal

Secretary, Industries & Commerce and Government of

Kerala as a Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARTI AIRTEL LTD

  TICKER:                  N/A                 CUSIP:   ADPV12481

  MEETING DATE:      8/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet of the Company as at 31 MAR 2009, the profit &

loss account and the cash flow statement for the YE

on that date and the reports of the Board of

Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Akhil Kumar Gupta as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Ajay Lal as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Arun Bharat Ram as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Narayanan Kumar as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Appoint Messrs S.R. Batliboi &                       ISSUER            YES             FOR                  FOR

Associates, Chartered Accountants, Gurgaon, as the

Statutory Auditors of the Company to hold office from

 the conclusion of this AGM until the conclusion of

the next AGM and authorize the Board/Audit Committee

to fix their remuneration

PROPOSAL #8.: Appoint, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 257 and other applicable provisions, if any,

of the Companies Act, 1956, Mr. Quah Kung Yang as a

Director of the Company, who is liable to retire by

rotation

PROPOSAL #9.: Appoint, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 257 and other applicable provisions, if any,

of the Companies Act, 1956, Mr. Nikesh Arora as a

Director of the Company, who is liable to retire by

rotation

PROPOSAL #10.: Appoint, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 257 and other applicable provisions, if any,

 of the Companies Act, 1956, Mr. Craig Edward Ehrlich

 as a Director of the Company, who is liable to

retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHARTI AIRTEL LTD

  TICKER:                  N/A                 CUSIP:   Y0885K108

  MEETING DATE:      7/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 16, 94 and other applicable provisions, if

any, of the Companies Act 1956 [the Act] or any other

 law for the time being in force [including any

statutory modification or re-enactment thereof and

the provisions of the Articles of Association of the

Company and subject to such approval(s),

permission(s), sanction(s), confirmation(s), as may

be required under any law for the time being in

force, the consent of the Company be accorded for

sub-divisions of the existing equity shares of face

value of INR 10 each of the Company into 2 equity

shares of INR 5 each; to substitute the existing

Clause V of the Memorandum of Association in the

manner as specified; the authorized share capital of

the Company is INR 25,000,000,000 divided into

5,000,000,000 equity shares of INR 5 each; to cancel

the existing share certificate(s) in relation to the

equity share capital held in physical form and new

share certificate(s) be issued in respect of the

equity shares held by the members of the Company

consequent upon the sub-division of the equity shares

 as aforesaid and in case of shares held in the

demoralized form, the sub-divided equity shares be

credited to the respective demate accounts of the

beneficiaries in lieu of the existing shares held by

them; authorize the Board of Directors of the Company

 [the Board, which expression shall also include a

duly constituted Committee thereof], to do all such

acts, deeds, and things and to delegate all or any of

 the powers vested in the Board to any Director(s) or

 Officer(s) of the Company as may be required to give

 effect to the above resolution

PROPOSAL #S.2: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 31 and all other application provisions, if

any, of the Companies Act, 1956 [the Act] or any

other law for the time being in force [including any

statutory modification or re-enactment thereof ] the

present Articles of Association of the Company, be

substituted with the new set of Articles of

Association of the Company; authorize the Board of

Directors of the Company [the Board, which expression

 shall also include a duly constituted Committee

thereof] to do all such acts, deeds, and things and

to delegate all or any of the powers vested in the

Board any Director(s) or Officer(s) of the Company as

 may be required to give effect to the above

PROPOSAL #S.3: Approve, in accordance with the                   ISSUER            YES             FOR                  FOR

provisions of the Articles of Association of the

Company and pursuant to sub-sections(4) and (7) of

Section 309 and other applicable provisions, if any,

of the Companies Act, 1956 [the Act] and any

amendment/re-enactment thereof, the consent of the

Company be accorded for payment of commission to

Independent Non-Executive Directors of the Company

not exceeding 1% of the net profits of the Company in

 each FY, as computed in accordance with the

provisions of Section 349 and 350 of the Act, to be

paid and divided amongst such independent Non-

executive Directors, in such manner as the Board of

directions in its absolute discretion may decide from

 time to time; authorize the Board of Directors of

the Company [the Board, which expression shall also

include a duly constituted Committee thereof] to do

all such acts, deeds, and things and to delegate all

or any of the powers vested in the Board any

Director(s) or Officer(s) of the Company as may be

required to give effect to the above resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHP BILLITON LTD, MELBOURNE VIC

  TICKER:                  N/A                 CUSIP:   Q1498M100

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the 2009 Financial                        ISSUER            YES             FOR                  FOR

Statements and Reports for BHP Billiton Limited and

BHP Billiton Plc

PROPOSAL #2.: To re-elect Mr. Carlos Cordeiro as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #3.: To re-elect Mr. David Crawford as a              ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #4.: To re-elect The Hon E Gail de Planque          ISSUER            YES             FOR                  FOR

as a Director of BHP Billiton Limited and BHP

PROPOSAL #5.: To re-elect Mr. Marius Kloppers as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #6.: To re-elect Mr. Don Argus as a Director        ISSUER            YES             FOR                  FOR

 of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #7.: To re-elect Mr. Wayne Murdy as a                   ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditor of BHP Billiton Plc

PROPOSAL #9.: To renew the general authority to issue        ISSUER            YES             FOR                  FOR

 shares in BHP Billiton Plc

PROPOSAL #10.: To renew the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights in BHP Billiton Plc

PROPOSAL #11.: To approve the repurchase of shares in        ISSUER            YES             FOR                  FOR

 BHP Billiton Plc

PROPOSAL #12.i: To approve the cancellation of shares        ISSUER            YES             FOR                  FOR

 in BHP Billiton Plc held by BHP Billiton Limited on

30 April 2010

PROPOSAL #12.ii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 17 June 2010

PROPOSAL #12iii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 15 September 2010

PROPOSAL #12.iv: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 11 November 2010

PROPOSAL #13.: To approve the 2009 Remuneration Report      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: To approve the grant of awards to Mr.         ISSUER            YES             FOR                  FOR

Marius Kloppers under the GIS and the LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BHP BILLITON PLC

  TICKER:                  N/A                 CUSIP:   G10877101

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the 2009 Financial                        ISSUER            YES             FOR                  FOR

Statements and Reports for BHP Billiton Limited and

BHP Billiton Plc

PROPOSAL #2.: To re-elect Mr. Carlos Cordeiro as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #3.: To re-elect Mr. David Crawford as a              ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #4.: To re-elect The Hon E Gail de Planque          ISSUER            YES             FOR                  FOR

as a Director of BHP Billiton Limited and BHP

PROPOSAL #5.: To re-elect Mr. Marius Kloppers as a            ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #6.: To re-elect Mr. Don Argus as a Director        ISSUER            YES             FOR                  FOR

 of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #7.: To re-elect Mr. Wayne Murdy as a                   ISSUER            YES             FOR                  FOR

Director of BHP Billiton Limited and BHP Billiton Plc

PROPOSAL #8.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditor of BHP Billiton Plc

PROPOSAL #9.: To renew the general authority to issue        ISSUER            YES             FOR                  FOR

 shares in BHP Billiton Plc

PROPOSAL #10.: To renew the disapplication of pre-             ISSUER            YES             FOR                  FOR

emption rights in BHP Billiton Plc

PROPOSAL #11.: To approve the repurchase of shares in        ISSUER            YES             FOR                  FOR

 BHP Billiton Plc

PROPOSAL #12.i: To approve the cancellation of shares        ISSUER            YES             FOR                  FOR

 in BHP Billiton Plc held by BHP Billiton Limited on

30 April 2010

PROPOSAL #12.ii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 17 June 2010

PROPOSAL #12iii: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 15 September 2010

PROPOSAL #12.iv: To approve the cancellation of                 ISSUER            YES             FOR                  FOR

shares in BHP Billiton Plc held by BHP Billiton

Limited on 11 November 2010

PROPOSAL #13.: To approve the 2009 Remuneration Report      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: To approve the grant of awards to Mr.         ISSUER            YES             FOR                  FOR

Marius Kloppers under the GIS and the LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIC(SOCIETE), CLICHY

  TICKER:                  N/A                 CUSIP:   F10080103

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company accounts for the              ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #2: Approve the consolidated accounts for            ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #3: Approve the allocation of the result              ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #4: Approve the regulated agreements                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the setting of the amount of              ISSUER            YES             FOR                  FOR

Director's fees

PROPOSAL #6: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

operate on Company shares

PROPOSAL #7: Approve the renewal of the Director's            ISSUER            YES             FOR                  FOR

mandate held by M. Bruno Bich

PROPOSAL #8: Approve the renewal of the Director's            ISSUER            YES             FOR                  FOR

mandate held by M. Mario Guevara

PROPOSAL #9: Approve renewal of the Director's                   ISSUER            YES             FOR                  FOR

mandate held by M. Gilles Pelisson

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

reduce capital stock by cancelling shares purchased

in accordance with Article L. 225-209 of the Code DU

Commerce Commercial Code

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

increase capital stock by issuing new ordinary shares

 and/or tangible assets granting access to capital

stock, maintaining the shareholders' preferential

subscription right

PROPOSAL #12: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

increase the initial issue amount in the event of

issue decided pursuant to Resolution 11

PROPOSAL #13: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

decide on one or more increases in capital stock by

incorporating reserves, profits or premia or other

sums whose capitalisation is permitted

PROPOSAL #14: Authorize the Board of Directors to go         ISSUER            YES             FOR                  FOR

ahead with one or more increases in capital stock

reserved for employees

PROPOSAL #15: Approve the removal of the preferential        ISSUER            YES             FOR                  FOR

 subscription right as part of one of the increases

in capital stock reserved for the employees specified

 in the previous resolution

PROPOSAL #16: Approve authorization to be granted to         ISSUER            YES             FOR                  FOR

the Board of Directors to go ahead with the

allocation of shares, free of charge

PROPOSAL #17: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

grant Company share purchase and/or subscription

options to employees and Directors of the Company and

 its subsidiaries

PROPOSAL #18: Approve the powers for formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIDVEST GROUP LTD

  TICKER:                  N/A                 CUSIP:   S1201R162

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Non Executive Directors              ISSUER            YES             FOR                  FOR

remuneration for the YE 30 JUN 2010

PROPOSAL #3.: Re-appoint Deloitte and Touche as the          ISSUER            YES             FOR                  FOR

Auditors and Trevor Brown as the Lead Audit Partner

for the ensuing year

PROPOSAL #S.4: Approve the share buy back                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.1: Approve to place the unissued shares          ISSUER            YES             FOR                  FOR

under the control of the Directors

PROPOSAL #5.2: Approve to issue of ordinary shares            ISSUER            YES             FOR                  FOR

for cash

PROPOSAL #5.3: Approve the payment of dividend by way        ISSUER            YES             FOR                  FOR

 of pro rata reduction of the share capital or share

premium

PROPOSAL #5.4: Approve the creation and issue of                ISSUER            YES             FOR                  FOR

convertible debentures

PROPOSAL #6.1: Re-elect DDB Band as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.2: Re-elect LI Jacobs as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.3: Re-elect RM Kunene as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.4: Re-elect D Masson as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.5: Re-elect JL Pamensky as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #6.6: Re-elect SG Pretorius as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.7: Re-elect AC Salomon as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6.8: Re-elect T Slabbert as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. NP Mageza as a Director in        ISSUER            YES             FOR                  FOR

 terms of Article 24.2.2 of the Company's Articles of

 Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIG YELLOW GROUP PLC, SURREY

  TICKER:                  N/A                 CUSIP:   G1093E108

  MEETING DATE:      7/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES         AGAINST           AGAINST

audited accounts for the YE 31 MAR 2009 and the

Auditors' report on the accounts

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES         AGAINST           AGAINST

report for the YE 31 MAR 2009

PROPOSAL #3.: Re-elect Mr. James Gibson as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. Philip Burks as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Tim Clark as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company and authorize the Directors to agree

their remuneration

PROPOSAL #7.: Approve the Big Yellow Long Term Bonus         ISSUER            YES             FOR                  FOR

Performance Plan

PROPOSAL #8.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

relevant securities pursuant to Section 80 of the

Companies Act 1985

PROPOSAL #S.9: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

equity securities and/or sell equity securities held

as treasury shares as if Section 89(1) of the

Companies Act 1985 did not apply

PROPOSAL #S.10: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.11: Approve to permit a general meeting,         ISSUER            YES             FOR                  FOR

other than an AGM, to be called on 14 days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BILLABONG INTERNATIONAL LTD

  TICKER:                  N/A                 CUSIP:   Q1502G107

  MEETING DATE:      10/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Gordon Merchant as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Article 6.3 (b) of the Company's Constitution

PROPOSAL #2.: Re-elect Ms. Colette Paull as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Article 6.3 (b) of the Company's Constitution

PROPOSAL #3.: Re-elect Mr. Paul Naude as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Article 6.3 (b) of the Company's Constitution

PROPOSAL #4.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #5.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.14, the award of up to 88,170 fully

paid ordinary shares, for no consideration, to Mr.

Derek O'Neill pursuant to the Billabong International

 Limited Executive Performance Share Plan for the FYE

 30 JUN 2010

PROPOSAL #6.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.14, the award of up to 76,262 fully

paid ordinary shares, for no consideration, to Mr.

Paul Naude pursuant to the Billabong International

Limited Executive Performance Share Plan for the FYE

30 JUN 2010

PROPOSAL #7.: Approve the amendment of the terms of          ISSUER            YES             FOR                  FOR

grant of options granted under the Executive

Performance and Retention Plan during the 2008/09 FY

to Mr. Derek O'Neill, Mr. Craig White and Mr. Shannan

 North to adjust the exercise price of the options in

 the manner as specified

PROPOSAL #8.: Approve the amendment of the terms of          ISSUER            YES             FOR                  FOR

grant of options granted under the Executive

Performance and Retention Plan during the 2008/09 FY

to Mr. Paul Naude, to adjust the exercise price of

the options in the manner as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIM BIRLESIK MAGAZALAR A S JT STK CO

  TICKER:                  N/A                 CUSIP:   M2014F102

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairmanship and authorize            ISSUER             NO              N/A                  N/A

the Chairmanship to sign the minutes of the assembly

PROPOSAL #2.: Approve the Board of Directors'                     ISSUER             NO              N/A                  N/A

proposal concerning distribution of profit from the

profit of 2008 which was transferred to the

extraordinary reserves

PROPOSAL #3.: wishes                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIM BIRLESIK MAGAZALAR A S JT STK CO

  TICKER:                  N/A                 CUSIP:   M2014F102

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the opening, forming the                     ISSUER             NO              N/A                  N/A

Presidency of the Board and authorizing the Board

Members to sign the minutes of meeting

PROPOSAL #2: Approve the examination and discussion          ISSUER             NO              N/A                  N/A

of the reports of Board members, Auditors and the

Independent Audit Firm

PROPOSAL #3: Approve the balance sheet and income              ISSUER             NO              N/A                  N/A

statements

PROPOSAL #4: Approve to take a decision for dividend         ISSUER             NO              N/A                  N/A

distribution

PROPOSAL #5: Approve the bonus issue and amend Item 6        ISSUER             NO              N/A                  N/A

 of Articles of Association

PROPOSAL #6: Approve the release of Board Members and        ISSUER             NO              N/A                  N/A

 Auditors

PROPOSAL #7: Election of Board Members and approve to        ISSUER             NO              N/A                  N/A

 determine their attendance fees

PROPOSAL #8: Election of two Auditors and approve to         ISSUER             NO              N/A                  N/A

determine their wages

PROPOSAL #9: Approve the permitting of the Board                ISSUER             NO              N/A                  N/A

Members as per Items 334 and 335 of TCC

PROPOSAL #10: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

donations

PROPOSAL #11: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

given collaterals, mortgages, pawns and pledges to

the third parties

PROPOSAL #12: Approve the Independent Audit Firm                ISSUER             NO              N/A                  N/A

PROPOSAL #13: Wishes                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIOGEN IDEC INC.

  TICKER:                  BIIB               CUSIP:   09062X103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: NANCY L. LEAMING         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BRIAN S. POSNER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ERIC K. ROWINSKY         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: STEPHEN A. SHERWIN      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS BIOGEN IDEC'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE BIOGEN          ISSUER            YES             FOR                  FOR

IDEC INC. 2006 NON-EMPLOYEE DIRECTORS EQUITY PLAN TO

INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

FROM 850,000 SHARES TO 1,600,000 SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BIOMERIEUX

  TICKER:                  N/A                 CUSIP:   F1149Y109

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES         AGAINST           AGAINST

signed by the Company and presented in the Special

Auditor's report

PROPOSAL #O.5: Approve the renewal of a Director's            ISSUER            YES         AGAINST           AGAINST

mandate: Monsieur Alain Merieux

PROPOSAL #O.6: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: Monsieur Alexandre Merieux

PROPOSAL #O.7: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: Monsieur Michel Ange

PROPOSAL #O.8: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: GIMD

PROPOSAL #O.9: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

mandate: Monsieur Georges Hibon

PROPOSAL #O.10: Approve the renewal of a Director's          ISSUER            YES             FOR                  FOR

mandate: Monsieur Michele Palladino

PROPOSAL #O.11: Approve the renewal of a Director's          ISSUER            YES             FOR                  FOR

mandate: Monsieur Philippe Archinard

PROPOSAL #O.12: Approve the renewal of a Director's          ISSUER            YES         AGAINST           AGAINST

mandate: Monsieur Jean-Luc Belingard

PROPOSAL #O.13: Approve to change the term of a                 ISSUER            YES             FOR                  FOR

Director's mandate: Monsieur Christian Brechot

PROPOSAL #O.14: Approve the term of Directors'                   ISSUER            YES         AGAINST           AGAINST

mandates

PROPOSAL #O.15: Appointment of Monsieur Harold Boel          ISSUER            YES             FOR                  FOR

as a Non-Executive Director

PROPOSAL #O.16: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the Company to purchase its own shares

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by cancelling shares

PROPOSAL #E.18: Amend the Biomerieux S.A. Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate share subscription or purchase options

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate shares free of charge to Directors and

employees of the Company or connected Companies

PROPOSAL #E.21: Powers to holders of an original of          ISSUER            YES             FOR                  FOR

these minutes for formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BJ SERVICES COMPANY

  TICKER:                  BJS                 CUSIP:   055482103

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE AND ADOPT THE AGREEMENT AND         ISSUER            YES             FOR                  FOR

PLAN OF MERGER, DATED AS OF AUGUST 30, 2009, BY AND

AMONG BAKER HUGHES INCORPORATED, A DELAWARE

CORPORATION, BSA ACQUISITION LLC, A DELAWARE LIMITED

LIABILITY COMPANY AND A WHOLLY OWNED SUBSIDIARY OF

BAKER HUGHES INCORPORATED, AND BJ SERVICES COMPANY,

AS IT MAY BE AMENDED FROM TIME TO TIME.

PROPOSAL #02: TO AUTHORIZE THE BJ SERVICES COMPANY            ISSUER            YES             FOR                  FOR

BOARD OF DIRECTORS, IN ITS DISCRETION, TO ADJOURN THE

 SPECIAL MEETING TO A LATER DATE OR DATES IF

NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE

INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BKW FMB ENERGIE AG, BERN

  TICKER:                  N/A                 CUSIP:   H07815154

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR          ISSUER            YES             FOR               AGAINST

NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS

BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE

ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE

COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING

 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND

NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BKW FMB ENERGIE AG, BERN

  TICKER:                  N/A                 CUSIP:   H07815154

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual          ISSUER            YES             FOR                  FOR

accounts and consolidated accounts for 2009, along

with the report of the Auditors

PROPOSAL #2.: Approve the distribution of balance              ISSUER            YES             FOR                  FOR

sheet profit

PROPOSAL #3.: Approve the Board of Directors                       ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Election of Mr. Urs Gasche to the Board        ISSUER            YES             FOR                  FOR

 of Directors

PROPOSAL #5.: Election of Ernst and Young AG as the          ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BLACKROCK, INC.

  TICKER:                  BLK                 CUSIP:   09247X101

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ABDLATIF Y. AL-HAMAD                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MATHIS CABIALLAVETTA                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS D. DAMMERMAN                             ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ROBERT E. DIAMOND, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID H. KOMANSKY                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JAMES E. ROHR                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE THE AMENDED AND RESTATED                   ISSUER            YES         AGAINST           AGAINST

BLACKROCK, INC. 1999 STOCK AWARD AND INCENTIVE PLAN.

PROPOSAL #03: RE-APPROVAL OF THE PERFORMANCE GOALS            ISSUER            YES             FOR                  FOR

SET FORTH IN THE AMENDED AND RESTATED BLACKROCK, INC.

 1999 ANNUAL INCENTIVE PERFORMANCE PLAN.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS BLACKROCK'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BLUE SQUARE ISRAEL LTD, ROSH HAAYIN

  TICKER:                  N/A                 CUSIP:   M20195109

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and the          ISSUER            YES             FOR                  FOR

financial statements of the Company for the FYE 31

DEC 2007 and 31 DEC 2008

PROPOSAL #2.: Elect Messrs. David Wiessman as an                ISSUER            YES             FOR                  FOR

Executive Chairman of the Board, Yitzhak Bader,

Avinadav Grinshpon, Ron Fainaro, Shlomo Even, Diana

Bogoslavsky and Avraham Meiron as the Directors of

the Company until the close of the next AGM

PROPOSAL #3.: Appoint Kesselman & Kesselman,                       ISSUER            YES             FOR                  FOR

Certified Public Accountants in Israel and a member

of PriceWaterhousecoopers International Limited, as

the Auditors of the Company for the year 2009, and

authorize the Board of Directors and the Audit

Committee to determine the fees of the Auditors; and

to inform the shareholders the aggregate compensation

 paid to the Auditors for the YE 31 DEC 2008

PROPOSAL #4.: Approve the employment of Ms. Moran              ISSUER            YES             FOR                  FOR

Weissman, daughter of Mr. David Weissman, the

Company's Executive Chairman of the Board who may be

considered a controlling shareholder of the Company,

by Bee Group Retail Ltd. [Including its

subsidiaries], an 85% subsidiary of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BLUESCOPE STL LTD

  TICKER:                  N/A                 CUSIP:   Q1415L102

  MEETING DATE:      11/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report, financial            ISSUER             NO              N/A                  N/A

statements and the reports of the Directors and the

Auditor for the YE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report [which is        ISSUER            YES             FOR                  FOR

 contained in the Directors' report] for the YE 30

JUN 2009

PROPOSAL #3.1: Elect Mr. Kevin McCann AM as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution

PROPOSAL #3.2: Elect Mr. Daniel Grollo as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation in accordance with the

Company's Constitution

PROPOSAL #3.3: Elect Mr. Kenneth Dean as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Company's Constitution

PROPOSAL #4.: Approve the grant of share rights to            ISSUER            YES             FOR                  FOR

the Managing Director and Chief Executive Officer,

Mr. Paul O'Malley, under the Long Term Incentive

Plan, for all purposes, including for the purpose of

ASX Listing Rule 10.14

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU

  TICKER:                  N/A                 CUSIP:   P73232103

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote the        ISSUER            YES             FOR                  FOR

  financial statements relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the destination of the year end         ISSUER            YES             FOR                  FOR

results of 2009 and the distribution of dividends

PROPOSAL #3: Approve to set the remuneration for the         ISSUER            YES             FOR                  FOR

members of the Board of Directors, the Executive

Committee from the 2010 FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BM&F BOVESPA SA BOLSA DE VALORES, MERCADORIAS E FU

  TICKER:                  N/A                 CUSIP:   P73232103

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by                              ISSUER            YES             FOR                  FOR

BMFANDBOVESPA of shares issued by the CME Group, Inc.

 CME, in accordance with the terms of the proposal

from the Board of Directors and from the Executive

Committee for the 2010 FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BMC SOFTWARE, INC.

  TICKER:                  BMC                 CUSIP:   055921100

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT E. BEAUCHAMP                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: B. GARLAND CUPP                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JON E. BARFIELD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY L. BLOOM                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MELDON K. GAFNER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: P. THOMAS JENKINS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LOUIS J. LAVIGNE, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHLEEN A. O'NEIL                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TOM C. TINSLEY                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING

 MARCH 31, 2010.

PROPOSAL #03: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 BMC SOFTWARE, INC. 2007 INCENTIVE PLAN TO INCREASE

THE NUMBER OF SHARES OF BMC SOFTWARE, INC. COMMON

STOCK RESERVED FOR ISSUANCE UNDER SUCH PLAN BY

16,000,000 SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BNP PARIBAS

  TICKER:                  N/A                 CUSIP:   F1058Q238

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

consolidated financial statements for the FYE on 31

DEC 2009

PROPOSAL #O.2: Approve the balance sheet and the                ISSUER            YES             FOR                  FOR

financial statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and distribution of the

PROPOSAL #O.4: Approve the Statutory Auditors'                   ISSUER            YES             FOR                  FOR

special report on the Agreements and Undertakings

pursuant to Articles L.225-38 et seq. of the

Commercial Code, including those concluded between a

Company and its corporate officers, but also between

companies of a group and mutual leaders of the Company

PROPOSAL #O.5: Authorize the BNP Paribas to                        ISSUER            YES             FOR                  FOR

repurchase its own shares

PROPOSAL #O.6: Approve the renewal of Mr. Louis                 ISSUER            YES             FOR                  FOR

Schweitzer's term as Board member

PROPOSAL #O.7: Appointment of Mr. Michel Tilmant as          ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.8: Appointment of Mr. Emiel Van                        ISSUER            YES             FOR                  FOR

Broekhoven as Board member

PROPOSAL #O.9: Appointment of Mrs. Meglena Kuneva as         ISSUER            YES             FOR                  FOR

Board member

PROPOSAL #O.10: Appointment of Mr. Jean-Laurent                 ISSUER            YES             FOR                  FOR

Bonnafe as Board Member

PROPOSAL #O.11: Approve the setting the amount of              ISSUER            YES             FOR                  FOR

attendances allowances

PROPOSAL #E.12: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

preferential subscription rights, of common shares

and securities giving access to the capital or

entitling to allocation of debt securities

PROPOSAL #E.13: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital or entitling to allocation of debt securities

PROPOSAL #E.14: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares and securities giving access to the

capital in order to remunerate for securities

provided under public exchange offers

PROPOSAL #E.15: Approve the issuance, with                          ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights, of

common shares in order to remunerate for

contributions of unlisted securities within the limit

 of 10% of the capital

PROPOSAL #E.16: Authorize the overall limitation for         ISSUER            YES             FOR                  FOR

issuance with cancellation of preferential

subscription rights

PROPOSAL #E.17: Grant authority for the capital                 ISSUER            YES             FOR                  FOR

increase by incorporation of reserves or profits,

issuance premiums or contribution

PROPOSAL #E.18: Approve the overall limitation for            ISSUER            YES             FOR                  FOR

issuance with or without preferential subscription

rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out transactions reserved for Members of the

Company Saving Plan of BNP Paribas Group, which may

take the form of capital increases and/or sales or

transfers of reserved securities

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #E.21: Approve the merger absorption of                ISSUER            YES             FOR                  FOR

Fortis Banque France by BNP Paribas; consequential

increase of the share capital

PROPOSAL #E.22: Amend the Statutes consequential to          ISSUER            YES             FOR                  FOR

the repurchase of preferred shares

PROPOSAL #E.23: Authorize the powers for the                       ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOC HONG KONG HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y0920U103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Audited statement of                     ISSUER            YES             FOR                  FOR

accounts and the reports of the Directors and the

Auditors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 0.57 per        ISSUER            YES             FOR                  FOR

 share for the YE 31 DEC 2009

PROPOSAL #3a: Re-elect Mr. LI Lihui as a Director of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #3b: Re-elect Mdm. Zhang Yanling as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3c: Re-elect Mr. GAO Yingxim as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3d: Re-elect Mr. Tung Chee Chen as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company and authorize the Board of

Directors or a duly authorize committee of the Board

to determine their remuneration

PROPOSAL #5: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Board of Directors to allot, issue and deal with

additional shares in the Company, not exceeding 20%

or, in the case of issue of shares solely for cash

and unrelated to any asset acquisition, not exceeding

 5% of the issued share capital of the Company as at

the date of passing this resolution

PROPOSAL #6: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Board of Directors to repurchase shares in the

Company, not exceeding 10% of the issued share

capital of the Company as at the date of passing this

 resolution

PROPOSAL #7: Approve, conditional on the passing of          ISSUER            YES             FOR                  FOR

Resolutions 5 and 6, to extend the general mandate

granted by Resolution 5 by adding thereto the shares

repurchased pursuant to the general mandate granted

by Resolution 6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOE TECHNOLOGY GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y0920M119

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of equity in a         ISSUER            YES             FOR                  FOR

Company

PROPOSAL #2.: Elect an Independent Director                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOE TECHNOLOGY GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y0920M119

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the investment in the                        ISSUER            YES             FOR                  FOR

construction of a TFT-LCD production line

PROPOSAL #2.: Approve the Company's eligibility for          ISSUER            YES             FOR                  FOR

non-public A share offering

PROPOSAL #3.: Approve the scheme on the non-public A         ISSUER            YES             FOR                  FOR

share offering

PROPOSAL #4.: Approve the Conditional Share                        ISSUER            YES             FOR                  FOR

Subscription Agreement to be signed with A Company

PROPOSAL #5.: Approve the feasibility report on the          ISSUER            YES             FOR                  FOR

use of funds to be raised from the non-public offering

PROPOSAL #6.: Approve the statement on the use of              ISSUER            YES             FOR                  FOR

previously raised funds

PROPOSAL #7.: Authorize the Board to handle matters          ISSUER            YES             FOR                  FOR

in relation to the non-public offering

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOE TECHNOLOGY GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y0920M119

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the proposed merger and                       ISSUER            YES             FOR                  FOR

acquisition of A type of business in a Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOE TECHNOLOGY GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y0920M119

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report and 2010 business plan

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan are as follows: 1) cash dividend/10 shares (tax

included): CNY 0.0000 2) bonus issue from profit

(share/10 shares): none 3) bonus issue from capital

reserve (share/10 shares): none

PROPOSAL #6: Approve the loan quota                                       ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the 2010 continuing connected            ISSUER            YES             FOR                  FOR

transactions

PROPOSAL #8: Appointment of the 2010 Audit Firm                  ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the guarantee for a Company                ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-election of the Directors                           ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-election of the Supervisors                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOLIDEN AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W17218103

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Anders Ullberg as the                   ISSUER             NO              N/A                  N/A

Chairman of the meeting

PROPOSAL #3: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

register

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of two persons to attest the            ISSUER             NO              N/A                  N/A

minutes together with the Chairman

PROPOSAL #6: Determination whether the Meeting has            ISSUER             NO              N/A                  N/A

been duly convened

PROPOSAL #7: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

Auditors' report as well as the consolidated

financial statements and Auditors' report for the

PROPOSAL #8: Report on the work of the Board of                 ISSUER             NO              N/A                  N/A

Directors, its Compensation Committee and its Audit

Committee

PROPOSAL #9: The President's address                                     ISSUER             NO              N/A                  N/A

PROPOSAL #10: Report on the audit work during 2009             ISSUER             NO              N/A                  N/A

PROPOSAL #11: Adopt the income statement and balance         ISSUER            YES             FOR                  FOR

sheet as well as the consolidated income statement

and consolidated balance sheet

PROPOSAL #12: Approve a dividend to the shareholders         ISSUER            YES             FOR                  FOR

of SEK 3 per share and that Friday, 30 APR 2010 shall

 be the record date for the right to receive

dividends, provided the AGM resolves in accordance

with the proposal, the dividend is expected to be

distributed through Euroclear Sweden AB on Wednesday,

 05 MAY 2010, the Board of Directors also proposes

that the parent Company's unappropriated earnings be

PROPOSAL #13: Grant discharge from liability to the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

PROPOSAL #14: Report on the work of the Nomination            ISSUER             NO              N/A                  N/A

Committee

PROPOSAL #15: Approve the number of Board members to         ISSUER            YES             FOR                  FOR

be appointed by the AGM at 8

PROPOSAL #16: Approve that the fee to the Board of            ISSUER            YES             FOR                  FOR

Directors be paid in the amount of SEK 900,000 to the

 Chairman and SEK 350,000 to Board member not

employed by the Company; that unchanged fees of SEK

150,000 be paid to the Chairman of the Audit

Committee and of SEK 75,000 to each of the members of

 the Audit Committee; that fee of SEK 50,000 be paid

to each of the members of the Compensation Committee

PROPOSAL #17: Re-elect Messrs. Marie Berglund,                   ISSUER            YES             FOR                  FOR

Staffan Bohman, Lennart Evrell, Ulla Litzen, Leif

Ronnback, Matti Sundberg and Anders Ullberg as the

Members of the Board of Directors and election of

Michael G:son Low as a new Member of the Board

PROPOSAL #18: Approve that Auditor fees are paid in          ISSUER            YES             FOR                  FOR

accordance with approved invoices

PROPOSAL #19: Approve the guidelines for compensation        ISSUER            YES             FOR                  FOR

 and other employment terms and conditions: the

compensation to the Group Management shall comprise

fixed salary, any variable compensation, other

benefits as well as pension; the total compensation

shall be on market terms and shall be competitive;

the fixed salary shall be related to the

responsibilities and powers of the officer in

question; the variable compensation shall not exceed

60% of the fixed salary and shall be based on results

 achieved compared with established goals; a period

of notice of termination of six to twelve months is

normally applied in the event of notice of

termination of employment by the company and of 3 to

6 months in the event of notice of termination by the

 individual; any severance compensation should not

exceed 18 monthly salaries and should be payable only

 in the event termination is initiated by the

company; in no event can the individual receive total

 compensation [notice period and severance payment]

exceeding 24 monthly salaries; pension benefits shall

 be benefit based or contribution based, or a

combination thereof, and shall entitle the officer to

 pension not earlier than at the age of 60; the

variable compensation shall not be included in the

basis for calculation of pension; the Compensation

Committee submits proposals to the Board of Directors

 regarding compensation etc. to the President; the

Compensation Committee further prepares principles

for compensation to the Group Management and

approves, on proposal from the President,

PROPOSAL #20: Election of Anders Algotsson [AFA                 ISSUER            YES             FOR                  FOR

Forsakring], Jan Andersson [Swedbank Robur fonder],

Lars-Erik Forsgardh, Caroline af Ugglas [Skandia Liv]

 and Anders Ullberg [chairman of the Board] as the

Members of the Nomination Committee

PROPOSAL #21: Closure of the AGM                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOMBARDIER INC

  TICKER:                  N/A                 CUSIP:   097751101

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: To receive of the consolidated financial        ISSUER             NO              N/A                  N/A

 statements of Bombardier Inc, for the FYE 31 JAN

2010 and the Auditors' report thereon

PROPOSAL #1.1: Election of Laurent Beaudoin as a                ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.2: Election of Pierre Beaudoin as a                 ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.3: Election of Andre Berard as a Director        ISSUER            YES             FOR                  FOR

 of Bombardier Inc

PROPOSAL #1.4: Election of J.R. Andre Bombardier as a        ISSUER            YES             FOR                  FOR

 Director of Bombardier Inc

PROPOSAL #1.5: Election of Janine Bombardier as a              ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.6: Election of Martha Finn Brooks as a            ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.7: Election of L. Denis Desautels as a            ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.8: Election of Thierry Desmarest as a              ISSUER            YES         AGAINST           AGAINST

Director of Bombardier Inc

PROPOSAL #1.9: Election of Jean-Louis Fontaine as a          ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.10: Election of Daniel Johnson as a                 ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.11: Election of Jean C. Monty as a                   ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.12: Election of Carlos E. Represas as a          ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.13: Election of Jean-Pierre Rosso as a            ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.14: Election of Heinrich Weiss as a                 ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #2: Appointment of Ernst & Young, LLP,                 ISSUER            YES             FOR                  FOR

Chartered Accountants, as an External Auditors of the

 Bombardier Inc and authorize the Directors of

Bombardier Inc to fix the remuneration of the Auditors

PROPOSAL #3: Approve the 2010 Deferred Share Unit              ISSUER            YES             FOR                  FOR

Plan of Bombardier Inc, as specified

PROPOSAL #4.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: approve, that the Board of Directors

submit to the vote of the shareholders more

candidates than the number of vacancies on the Board

PROPOSAL #4.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: approve, that the Board of Directors adopt

 a rule of governance stipulating that the Executive

Compensation Policy be subject to an advisory vote by

 shareholders

PROPOSAL #4.3: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: approve the annual report and the

Management Proxy Circular disclose the pay ratios of,

 first, the total compensation of the Chief Executive

 Officer, and secondly, the total compensation of the

 5 Named Executive Officers, to the average total

compensation of employees

PROPOSAL #5: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOMBARDIER INC

  TICKER:                  N/A                 CUSIP:   097751200

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: To receive of the consolidated financial        ISSUER             NO              N/A                  N/A

 statements of Bombardier Inc, for the FYE 31 JAN

2010 and the Auditors' report thereon

PROPOSAL #1.1: Election of Laurent Beaudoin as a                ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.2: Election of Pierre Beaudoin as a                 ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.3: Election of Andre Berard as a Director        ISSUER            YES             FOR                  FOR

 of Bombardier Inc

PROPOSAL #1.4: Election of J.R. Andre Bombardier as a        ISSUER            YES             FOR                  FOR

 Director of Bombardier Inc

PROPOSAL #1.5: Election of Janine Bombardier as a              ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.6: Election of Martha Finn Brooks as a            ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.7: Election of L. Denis Desautels as a            ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.8: Election of Thierry Desmarest as a              ISSUER            YES         AGAINST           AGAINST

Director of Bombardier Inc

PROPOSAL #1.9: Election of Jean-Louis Fontaine as a          ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.10: Election of Daniel Johnson as a                 ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.11: Election of Jean C. Monty as a                   ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.12: Election of Carlos E. Represas as a          ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.13: Election of Jean-Pierre Rosso as a            ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #1.14: Election of Heinrich Weiss as a                 ISSUER            YES             FOR                  FOR

Director of Bombardier Inc

PROPOSAL #2: Appointment of Ernst & Young, LLP,                 ISSUER            YES             FOR                  FOR

Chartered Accountants, as an External Auditors of the

 Bombardier Inc and authorize the Directors of

Bombardier Inc to fix the remuneration of the Auditors

PROPOSAL #3: Approve the 2010 Deferred Share Unit              ISSUER            YES             FOR                  FOR

Plan of Bombardier Inc, as specified

PROPOSAL #4.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: approve, that the Board of Directors

submit to the vote of the shareholders more

candidates than the number of vacancies on the Board

PROPOSAL #4.2: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: approve, that the Board of Directors adopt

 a rule of governance stipulating that the Executive

Compensation Policy be subject to an advisory vote by

 shareholders

PROPOSAL #4.3: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: approve the annual report and the

Management Proxy Circular disclose the pay ratios of,

 first, the total compensation of the Chief Executive

 Officer, and secondly, the total compensation of the

 5 Named Executive Officers, to the average total

compensation of employees

PROPOSAL #5: Transact such other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BORAL LTD NEW

  TICKER:                  N/A                 CUSIP:   Q16969109

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider the financial reports, the         ISSUER             NO              N/A                  N/A

Directors' report and the Auditors' report for the YE

 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #3.: Re-elect Ken Moss as a Director of the         ISSUER            YES             FOR                  FOR

Company

PROPOSAL #S.4: Approve to include the proportional            ISSUER            YES             FOR                  FOR

takeover approval provisions currently contained in

Schedule 5 of the Constitution of the Company as

Schedule 5 in the Constitution of the Company for a

further period of 3 years from the date of the

meeting convened by this notice of meeting

PROPOSAL #5.: Approve the award to Mr. Mark Selway,          ISSUER            YES             FOR                  FOR

the Chief Executive Officer designate, of rights to

fully paid ordinary shares in the Company on the

terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOSTON PROPERTIES, INC.

  TICKER:                  BXP                 CUSIP:   101121101

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MORTIMER B. ZUCKERMAN                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CAROL B. EINIGER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. JACOB A. FRENKEL                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO APPROVE AN AMENDMENT TO OUR AMENDED          ISSUER            YES             FOR                  FOR

AND RESTATED CERTIFICATE OF INCORPORATION RELATING TO

 THE ELECTION OF  DIRECTORS.

PROPOSAL #3: TO RATIFY THE AUDIT COMMITTEE'S                       ISSUER            YES             FOR                  FOR

APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #4: TO CONSIDER AND ACT UPON A STOCKHOLDER      SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL CONCERNING THE PREPARATION OF A

SUSTAINABILITY REPORT, IF PROPERLY PRESENTED AT THE

MEETING.

PROPOSAL #5: TO CONSIDER AND ACT UPON A STOCKHOLDER      SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL CONCERNING AN INDEPENDENT BOARD CHAIRMAN, IF

 PROPERLY PRESENTED AT THE ANNUAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOSTON SCIENTIFIC CORPORATION

  TICKER:                  BSX                 CUSIP:   101137107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN E. ABELE               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: KATHARINE T.                ISSUER            YES             FOR                  FOR

BARTLETT

PROPOSAL #1C: ELECTION OF DIRECTOR: BRUCE L. BYRNES           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: NELDA J. CONNORS         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: J. RAYMOND ELLIOTT      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MARYE ANNE FOX             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RAY J. GROVES               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ERNEST MARIO                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: N.J. NICHOLAS, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: PETE M. NICHOLAS         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: UWE E. REINHARDT         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN E. SUNUNU             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY APPOINTMENT OF ERNST & YOUNG         ISSUER            YES             FOR                  FOR

LLP AS BOSTON SCIENTIFIC CORPORATION'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO TRANSACT SUCH OTHER BUSINESS AS MAY         ISSUER            YES         AGAINST           AGAINST

PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT

OR POSTPONEMENT THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BOUYGUES, PARIS

  TICKER:                  N/A                 CUSIP:   F11487125

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the annual accounts for the            ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #o.2: Approve the consolidated accounts and         ISSUER            YES             FOR                  FOR

operations for the year 2009

PROPOSAL #o.3: Approve to allocate the result and              ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #o.4: Approve regulated agreements and                 ISSUER            YES         AGAINST           AGAINST

commitments

PROPOSAL #o.5: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Lucien Douroux

PROPOSAL #o.6: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Yves Gabriel

PROPOSAL #o.7: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Patrick Kron

PROPOSAL #o.8: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Jean Peyrelevade

PROPOSAL #o.9: Approve the renewal of the Director's         ISSUER            YES             FOR                  FOR

mandate held by Monsieur Francois-Henri Pinault

PROPOSAL #o.10: Approve the renewal of the Director's        ISSUER            YES             FOR                  FOR

 mandate held by SCDM

PROPOSAL #o.11: Appointment of Madame Colette Lewiner        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #o.12: Election of a Director who is a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board of one of the

Communal Placement funds representing shareholders

who are employees

PROPOSAL #o.13: Election of a Director who is a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board of one of the

Communal Placement Funds representing shareholders

who are employees

PROPOSAL #o.14: Approve the renewal of the Censor's          ISSUER            YES             FOR                  FOR

mandate of Monsieur Alain Pouyat

PROPOSAL #o.15: Approve the renewal of auditors'               ISSUER            YES             FOR                  FOR

Mazars  mandate

PROPOSAL #o.16: Appointment of an Additional Auditor,        ISSUER            YES             FOR                  FOR

 Monsieur Philippe Castagnac

PROPOSAL #o.17: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allow the Company to operate using its equity

PROPOSAL #e.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares

PROPOSAL #e.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

go ahead, in favor of salaried employees, and social

agents of the Company or Companies within its group,

or certain categories of them, with free allocations

of existing shares or ones to be issued

PROPOSAL #e.20: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue share subscription vouchers during a public

offer concerning Company securities

PROPOSAL #e.21: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase capital stock during a public offer

PROPOSAL #e.22: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #e.23: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G12793108

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the report of the Directors         ISSUER            YES             FOR                  FOR

and the accounts for the year ended 31 December 2009

PROPOSAL #2.: To approve the Directors remuneration          ISSUER            YES             FOR                  FOR

report for the year ended 31 December 2009

PROPOSAL #3.: To elect Mr. P Anderson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: To elect Mr. A Burgmans as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: To re-elect Mrs C B Carroll as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: To re-elect Sir William Castell as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: To re-elect Mr I C Conn as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: To re-elect Mr G David as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: To re-elect Mr I E L Davis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #10.: To re-elect Mr R Dudely as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #11.: To re-elect Mr D J Flint as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #12.: To re-elect Dr B E Grote as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #13.: To re-elect Dr A B Hayward as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: To re-elect Mr A G Inglis as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #15.: To re-elect Dr D'S Julius as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #16.: To re-elect C-H Svanberg as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #17.: To reappoint Ernst & young LLP as                ISSUER            YES             FOR                  FOR

Auditors from the conclusion of this meeting until

the conclusion of the next general meeting before

which accounts are laid and to authorize the

Directors to fix the Auditors remuneration

PROPOSAL #s.18: To adopt as the new Articles of                 ISSUER            YES             FOR                  FOR

Association of the Company the draft Articles of

Association set out in the document produced to the

Meeting and, for the purposes of identification,

signed by the chairman, so the new Articles of

Association apply in substitution for and to the

exclusion of the Company's existing Articles of

Association

PROPOSAL #s.19: To authorize the Company generally            ISSUER            YES             FOR                  FOR

and unconditionally to make market purchases (as

defined in Section 693(4) of the Companies Act 2006)

of ordinary shares with nominal value of GBP 0.25

each in the Company, provided that: a) the Company

does not purchase under this authority more than 1.9

billion ordinary shares; b) the Company does not pay

less than GBP 0.25 for each share; and c) the Company

 does not pay more for each share than 5% over the

average of the middle market price of the ordinary

shares for the five business days immediately

preceding the date on which the Company agrees to buy

 the shares concerned , based on share prices and

currency exchange rates published in the daily

Official List of the London Stock Exchange; this

authority shall continue for the period ending on the

 date of the Annual General Meeting in 2011 or 15

July 2011, whichever is the earlier, provided that,

if the Company has agreed before this date to

purchase ordinary shares where these purchases will

or may be executed after the authority terminates

(either wholly or in part), the Company may complete

PROPOSAL #20: To renew, for the period ending on the         ISSUER            YES             FOR                  FOR

date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the Company's

Articles of Association to allow relevant securities

up to an aggregate nominal amount equal to the

Section 551 amount (or, is resolution 18 is not

passed, equal to the Section 80 amount) of GBP 3,143

PROPOSAL #s.21: To renew, for the period ending on            ISSUER            YES             FOR                  FOR

the date on the Annual General Meeting in 2011 or 15

July, whichever is the earlier, the authority and

power conferred on the Directors by the company's

Articles of Association to allow equity securities

wholly for cash: a) in connection with a right issue;

 b) otherwise than in connection with rights issue up

 to an aggregate nominal amount equal to the Section

561 amount (or, is resolution 18 is not passed, equal

 to the Section 80 amount) of USD 236 million

PROPOSAL #s.22: To authorize the calling of General          ISSUER            YES             FOR                  FOR

Meetings of the Company (not being an Annual General

Meeting) by notice of at least 14 clear days

PROPOSAL #23.: To approve the renewal of the BP                 ISSUER            YES             FOR                  FOR

Executive Directors Incentive Plan (the plan), a copy

 of which is produced to the Meeting initiated by the

 chairman for the purpose of identification, for a

further five years, and to authorize the Directors to

 do all acts and things that they may consider

necessary or expedient to carry the Plan into effect

PROPOSAL #24.: Subject to the passing of Resolution          ISSUER            YES             FOR                  FOR

18, to authorize the Directors in accordance with

Article 142 of the new Articles of Association to

offer the holders of ordinary shares of the Company,

to the extent and in the manner determined by the

Directors, the right to elect(in whole part), to

receive new ordinary shares (credited as fully paid)

instead of cash, in respect of any dividend as may be

 declared by the Directors from time to time provided

 that the authority conferred by this Resolution

shall expire prior to the conclusion of the Annual

General Meeting to be held in 2015

PROPOSAL #s.25: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: Group members requisitioned the

 circulation of the specified special resolution

under the provision of Section 338 of the Companies

Act 2006. the supporting statement, supplied by the

requisitions together with the board response, is set

 out in Appendix 4 ;that in order to address our

concerns for the long term success of the Company

arising from the risks associated with the Sunrise

SAGD Project, we as Shareholders of the Company

direct that the Audit Committee or a risk Committee

of the Board commissions and reviews a report setting

 out the assumptions made by the Company in deciding

to proceed with the Sunrise Project regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods. The findings of the report and review

should be reported to investors in the Business

Review section of the Company'S Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRADESPAR S A

  TICKER:                  N/A                 CUSIP:   P1808W104

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To examine, discuss and vote upon the            ISSUER             NO              N/A                  N/A

Board of Directors annual report, the financial

statements and Independent Auditors report relating

to FYE 31 DEC 2009

PROPOSAL #2: To decide on the allocation of the net          ISSUER             NO              N/A                  N/A

profits from the FY, and to ratify the distribution

of the interest on own capital and dividends

PROPOSAL #3: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Election of the Members of the Finance          ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5: To set the total payment for the Members        ISSUER             NO              N/A                  N/A

 of the Board of Directors and the total payment for

the Members of the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRAMBLES LTD

  TICKER:                  N/A                 CUSIP:   Q6634U106

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                 ISSUER             NO              N/A                  N/A

Directors' report and the Auditors' report for

Brambles and the Group for the YE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report for                 ISSUER            YES             FOR                  FOR

Brambles and the Group for the YE 30 JUN 2009

PROPOSAL #3.: Elect Mr. John Patrick Mullen as a                ISSUER            YES             FOR                  FOR

Director to the Board of Brambles

PROPOSAL #4.: Elect Mr. Brian Martin Schwartz AM as a        ISSUER            YES             FOR                  FOR

 Director to the Board of Brambles

PROPOSAL #5.: Re-elect Mr. Graham John Kraehe AO as a        ISSUER            YES             FOR                  FOR

 Director to the Board of Brambles

PROPOSAL #6.: Re-elect Mr. Stephen Paul Johns as a            ISSUER            YES             FOR                  FOR

Director to the Board of Brambles

PROPOSAL #7.: Re-elect Ms. Sarah Carolyn Hailes Kay          ISSUER            YES             FOR                  FOR

as a Director to the Board of Brambles

PROPOSAL #S.8: Amend the Brambles' Constitution, as          ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL FOODS SA

  TICKER:                  N/A                 CUSIP:   P7704H109

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the Article 1 of the Corporate            ISSUER            YES             FOR                  FOR

By-Laws, to change the corporate name from Perdigao

S.A. to Brf-Brasil Foods S.A.

PROPOSAL #2.: Amend the Article 2 of the Corporate            ISSUER            YES             FOR                  FOR

By-Laws, to change the corporate headquarters from

the city of Sao Paulo, state of Sao Paulo, to the

city of Itajai, state of Santa Catarina

PROPOSAL #3.: Amend the Article 16 of the Corporate          ISSUER            YES             FOR                  FOR

By-Laws, to increase the number of full and alternate

 Members of the Board of Directors from eight to

between nine and 11 members

PROPOSAL #4.: Approve to insert the Article 51 and            ISSUER            YES             FOR                  FOR

respective paragraphs into the Corporate By-Laws, to

temporarily create the structure of co-president with

 in the framework of the Board of Directors of the

Company

PROPOSAL #5.: Elect 3 Members and respective                       ISSUER            YES         AGAINST           AGAINST

alternates to the Board of Directors, with one of

them being the co-president, in the event that the

proposals mentioned in Resolutions 3 and 4 are

PROPOSAL #6.: Amend the Paragraph 1 of Article 5 of          ISSUER            YES             FOR                  FOR

the Corporate By-Laws, to increase the limit of the

authorized capital of the Company from 250,000,000

common shares to 500,000,000 common shares so as to

allow for the capital increase resulting from the

public offering for the primary distribution of

common shares issued by the Company, the request for

registration for which was filed with the Anbid on 05

 JUN 2009

PROPOSAL #7.: Amend the Item 9 of Article 18 of the          ISSUER            YES             FOR                  FOR

Corporate By-Laws, to exclude the authority of the

Board of Directors to decide regarding the opening

and closing of branches, agencies, offices and other

facilities of the Company exclusively anywhere within

 the territory of Brazil, with this authority of the

Board of Directors being passed to the Executive

Committee

PROPOSAL #8.: Approve to decide regarding the terms          ISSUER            YES             FOR                  FOR

and conditions of the protocol and justification of

merger of shares issued by Hff Participacoes S.A.

into Perdigao S.A. Protocol and justification

relative to the merger of shares of Hff Participacoes

 S.A Hsf into the Company

PROPOSAL #9.: Ratify the hiring and appointment of            ISSUER            YES             FOR                  FOR

the valuation companies (a) Banco De Investimentos

Credit Suisse Brasil S.A., with corporate taxpayer id

 CNPJ/MF number 33.987.793.0001.33 credit suisse,

responsible for the preparation of the report for the

 determination of the substitution ratio of the

shares issued by HFF for shares issued by Perdigao,

(b) Planconsult Planejamento E Consultoria Ltda.,

with corporate taxpayer id CNPJ/MF number

1.163.798.0001-23, responsible for the valuation of

the shares of the Company and of HFF for the purpose

of the determination of the capital increase of the

PROPOSAL #10.: Approve to decide regarding the                   ISSUER            YES             FOR                  FOR

reports and regarding the substitution ratio

contained in the report prepared by Credit Suisse

PROPOSAL #11.: Approve to decide regarding the merger        ISSUER            YES             FOR                  FOR

 of the shares issued by HFF into the Company and

grant authority to increase the share capital of the

Company to be carried out with the merged shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL FOODS SA

  TICKER:                  N/A                 CUSIP:   P7704H109

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide regarding the terms          ISSUER            YES             FOR                  FOR

and conditions of the protocol of Merger and

instrument of justification relative to the Merger of

 the entirety of the common and preferred shares

issued by Sadia S/A [Sadia] by the Company, with the

exception of those indirectly held by BRF itself

PROPOSAL #2.: Ratify the hiring and appointment of            ISSUER            YES             FOR                  FOR

the valuation Companies (a) Banco De Investimentos

credit Suisse [Brazil] S/A, with Corporate Taxpayer

ID [CNPJ/MF] Number 33.987.793-0001-33, responsible

for the preparation of the report for the

determination of the substitution ratio of the shares

 issued by Sadia for shares issued by the Company,

and (b) Planconsult Planejamentoe Consultoria Ltda

with Corporate Taxpayer ID CNPJ/MF number 51.163.798-

0001-3 responsible for the valuation of the shares of

 Sadia for the purpose of determining the capital

PROPOSAL #3.: Approve to decide regarding the reports        ISSUER            YES             FOR                  FOR

 and the substitution ratio mentioned in the previous

 item

PROPOSAL #4.: Approve to decide regarding the Merger         ISSUER            YES             FOR                  FOR

of the shares issued by Sadia into the Company and

authorize the share capital increase of the Company

to be carried out with the merged shares, with the

consequent amendment of Article 5 of the Corporate

Bylaws of BRF, to reflect the mentioned capital

increase

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S A

  TICKER:                  N/A                 CUSIP:   P18445158

  MEETING DATE:      1/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Examine, discuss and resolve on the              ISSUER             NO              N/A                  N/A

approval of the Protocol and justification of the

share exchange between the Company and its

controlling shareholder Coari Participacoes S.A., a

publicly-held Company with head offices in the city

of Rio de Janeiro, state of Rio de Janeiro, at Rua

Humberto de Campos No. 425, 8 floor - part,

registered with the National Corporate Taxpayers'

Register under CNPJ/MF No. 04.030.087/0001-09 [Coari]

 [the Protocol and Justification]

PROPOSAL #2.: To ratify the appointment and hiring of        ISSUER             NO              N/A                  N/A

 Apsis Consultoria Empresarial Ltda., with head

office at Rua Sao Jose, 90 - group 1,802, in the city

 and state of Rio de Janeiro, registered with the

National Corporate Taxpayers' Register under No.

27.281.922/0001-70 [Apsis], as the specialized firm

engaged for the preparation of the appraisal report,

at book value, of the Company's shares that will be

exchanged for shares of Coari [the Appraisal Report],

 as well as the Net Worth Appraisal Report of the

Company and Coari at market prices, for the purposes

of Article 264 of Law No. 6,404/76 [the Net Worth

Appraisal Report at Market Prices]

PROPOSAL #3.: Examine, discuss and resolve on the              ISSUER             NO              N/A                  N/A

approval of the Appraisal Report and on the Net Worth

 Appraisal Report at Market Prices, prepared by Apsis

PROPOSAL #4.: Resolve on the proposal of the share            ISSUER             NO              N/A                  N/A

exchange between the Company and Coari, as set forth

in Article 252 of Law No. 6,404/76 and in the terms

and conditions established in the protocol and

justification [the Share Exchange]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S A

  TICKER:                  N/A                 CUSIP:   P18445158

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: To take knowledge of the Directors                 ISSUER             NO              N/A                  N/A

accounts, to examine, discuss and approve the Board

of Directors report, the Company's consolidated

financial statements for the FYE 31 DEC 2009

PROPOSAL #II: To approve the proposal for the capital        ISSUER             NO              N/A                  N/A

 budget for the year 2009, and the participation

payment for the employees according to Article 45

from the Company Bylaw

PROPOSAL #III: Election of principal and substitute          ISSUER            YES             FOR                  FOR

members of the Fiscal Committee

PROPOSAL #IV: To set the total amount of remuneration        ISSUER             NO              N/A                  N/A

 of the administrators of the Company and Fiscal

Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S A

  TICKER:                  N/A                 CUSIP:   P18445158

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to decide regarding the proposal        ISSUER            YES             FOR                  FOR

 of new substitution ratios between shares of the

Company and of Telemar Norte Leste S.A. announced in

the notice of material fact of 25 MAR 2010, which

will be used in the final step of a corporate

restructuring involving the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S.A.

  TICKER:                  BTM                 CUSIP:   10553M101

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE NEW EXCHANGE RATIOS BETWEEN         ISSUER            YES         AGAINST           AGAINST

THE COMPANY AND TELEMAR ANNOUNCED IN THE MATERIAL

FACT DATED MARCH 25, 2010 (THE NEW EXCHANGE RATIOS),

THAT WOULD APPLY IN THE FINAL STEP OF THE PREVIOUSLY

ANNOUNCED CORPORATE REORGANIZATION INVOLVING THE

COMPANY FOLLOWING THE SEPARATE APPROVAL OF THE FINAL

STEP OF THE CORPORATE REORGANIZATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S.A.

  TICKER:                  BTM                 CUSIP:   10553M101

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE NEW EXCHANGE RATIOS BETWEEN         ISSUER            YES         AGAINST           AGAINST

THE COMPANY AND TELEMAR ANNOUNCED IN THE MATERIAL

FACT DATED MARCH 25, 2010 (THE NEW EXCHANGE RATIOS),

THAT WOULD APPLY IN THE FINAL STEP OF THE PREVIOUSLY

ANNOUNCED CORPORATE REORGANIZATION INVOLVING THE

COMPANY FOLLOWING THE SEPARATE APPROVAL OF THE FINAL

STEP OF THE CORPORATE REORGANIZATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S.A.

  TICKER:                  BTMC               CUSIP:   10553M200

  MEETING DATE:      1/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: EXAMINE, DISCUSS AND RESOLVE ON THE              ISSUER            YES             FOR               AGAINST

APPROVAL OF THE PROTOCOL AND JUSTIFICATION OF THE

SHARE EXCHANGE BETWEEN THE COMPANY AND ITS

CONTROLLING SHAREHOLDER COARI PARTICIPACOES S.A., A

PUBLICLY-HELD COMPANY WITH HEAD OFFICES IN THE CITY

OF RIO DE JANEIRO, STATE OF RIO DE JANEIRO, ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: RATIFY THE APPOINTMENT AND HIRING OF            ISSUER            YES             FOR               AGAINST

APSIS CONSULTORIA EMPRESARIAL LTDA., WITH HEAD OFFICE

 AT RUA SAO JOSE, 90 - GROUP 1,802, IN THE CITY AND

STATE OF RIO DE JANEIRO, REGISTERED WITH THE NATIONAL

 CORPORATE TAXPAYERS' REGISTERED UNDER NO.

27.281.922/0001-70 (APSIS), ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #03: EXAMINE, DISCUSS AND RESOLVE ON THE              ISSUER            YES             FOR               AGAINST

APPROVAL OF THE APPRAISAL REPORT AND ON THE NET WORTH

 APPRAISAL REPORT AT MARKET PRICES, PREPARED BY APSIS.

PROPOSAL #04: RESOLVE ON THE PROPOSAL OF THE SHARE            ISSUER            YES             FOR               AGAINST

EXCHANGE BETWEEN THE COMPANY AND COARI, AS SET FORTH

IN ARTICLE 252 OF LAW NO. 6,404/76, AND IN THE TERMS

AND CONDITIONS ESTABLISHED IN THE PROTOCOL AND

JUSTIFICATION (THE SHARE EXCHANGE).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S.A.

  TICKER:                  BTMC               CUSIP:   10553M200

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE NEW EXCHANGE RATIOS BETWEEN         ISSUER            YES         AGAINST           AGAINST

THE COMPANY AND TELEMAR ANNOUNCED IN THE MATERIAL

FACT DATED MARCH 25, 2010 (THE NEW EXCHANGE RATIOS),

THAT WOULD APPLY IN THE FINAL STEP OF THE PREVIOUSLY

ANNOUNCED CORPORATE REORGANIZATION INVOLVING THE

COMPANY FOLLOWING THE SEPARATE APPROVAL OF THE FINAL

STEP OF THE CORPORATE REORGANIZATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASIL TELECOM S.A.

  TICKER:                  BTMC               CUSIP:   10553M200

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE NEW EXCHANGE RATIOS BETWEEN         ISSUER            YES         AGAINST           AGAINST

THE COMPANY AND TELEMAR ANNOUNCED IN THE MATERIAL

FACT DATED MARCH 25, 2010 (THE NEW EXCHANGE RATIOS),

THAT WOULD APPLY IN THE FINAL STEP OF THE PREVIOUSLY

ANNOUNCED CORPORATE REORGANIZATION INVOLVING THE

COMPANY FOLLOWING THE SEPARATE APPROVAL OF THE FINAL

STEP OF THE CORPORATE REORGANIZATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRASKEM SA, CAMACARI, BA

  TICKER:                  N/A                 CUSIP:   P18533110

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To take knowledge of the Director's                ISSUER             NO              N/A                  N/A

accounts to examine, the Board of Directors report,

the Company's consolidated financial statements and

explanatory notes for the FY ending 31 DEC 2009, and

the destination of the year end results

PROPOSAL #2: Approval of the use of the capital                 ISSUER             NO              N/A                  N/A

reserve for the partial absorption of the accumulated

 losses indicated in the financial statements in

reference to the FYE on 31 DEC 2009

PROPOSAL #3: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors and their President and Vice President

PROPOSAL #4: Election of the Members of the Finance          ISSUER            YES             FOR                  FOR

Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRE BANK S.A., WARSZAWA

  TICKER:                  N/A                 CUSIP:   X0742L100

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2: Election of the Chairman                                    ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3: Election of the Vote Counting Committee         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #4: Receive the report by the Management              ISSUER            YES         ABSTAIN           AGAINST

Board on the business of the BRE Bank SA and

financial statement

PROPOSAL #5: Approve the Supervisory Board's report          ISSUER            YES         ABSTAIN           AGAINST

on the present position of BRE Bank SA

PROPOSAL #6: Approve to review the report of the                ISSUER            YES         ABSTAIN           AGAINST

Management Board, the report of the Supervisory Board

 and the financial statement

PROPOSAL #7: Approve to review the consolidated                 ISSUER            YES         ABSTAIN           AGAINST

financial statement

PROPOSAL #8.1: Approve the report of the Management          ISSUER            YES         ABSTAIN           AGAINST

Board and the financial statement

PROPOSAL #8.2: Approve the profit distribution                    ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #8.3: Grant discharge the duties for the              ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.4: Grant discharge the duties for the              ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.5: Grant discharge the duties for the              ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.6: Grant discharge the duties for the              ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.7: Grant discharge the duties for the              ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.8: Grant discharge the duties for the              ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.9: Grant discharge the duties for the              ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.10: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Management Board

PROPOSAL #8.11: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.12: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.13: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.14: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.15: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.16: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.17: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.18: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.19: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.20: Grant discharge the duties for the            ISSUER            YES         ABSTAIN           AGAINST

Members of the Supervisory Board

PROPOSAL #8.21: Approve the consolidated financial            ISSUER            YES         ABSTAIN           AGAINST

statement

PROPOSAL #8.22: Approve to increase the Bank's share         ISSUER            YES         ABSTAIN           AGAINST

capital, public offering of new shares, specifying

the record date, dematerialization and application

for admission of the preemptive rights, rights to

shares and new shares to trading on the WSE proposed

record date: 18 MAY 2010

PROPOSAL #8.23: Amend the Statute text related to              ISSUER            YES         ABSTAIN           AGAINST

increase of share capital

PROPOSAL #8.24: Amend the Statute Text                                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #8.25: Amend the Standing Rules of the                 ISSUER            YES         ABSTAIN           AGAINST

general meeting

PROPOSAL #8.26: Appointment of the Auditor                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #9: Closing of the meeting                                       ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRF - BRASIL FOODS SA, ITAJAI, SC

  TICKER:                  N/A                 CUSIP:   P1905C100

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Remuneration Plan based on         ISSUER            YES             FOR                  FOR

shares and the regulations of the options for the

executives of BRF Brasil Foods S.A

PROPOSAL #2.: Approve the Remuneration Plan based on         ISSUER            YES             FOR                  FOR

shares and the regulations of the options for the

executives of SADIA S.A, with shares issued by BRF

Brasil Foods S.A, in observance of the Association

Agreement and of the Sadia Option Plan

PROPOSAL #3.: Approve the split of the company's                ISSUER            YES             FOR                  FOR

shares in the proportion of 100% with the issuance of

 one new share for each existing one and  the change

of the proportion of the ADR American Depositary

Receipts program, placing the ADRs on the same

proportional basis, so that each one share will

correspond to one ADR

PROPOSAL #4.: Ratify the choice of the Company KPMG          ISSUER            YES             FOR                  FOR

Auditores Independentes, appointed by this Board of

Directors, for the preparation of the book valuation

reports of the Companies Avipal Nordeste S.A. and HFF

 Participacoes S.A., respectively

PROPOSAL #5.: Approve the valuation reports and                 ISSUER            YES             FOR                  FOR

protocols and justifications of merger

PROPOSAL #6.: Approve the mergers of the Companies            ISSUER            YES             FOR                  FOR

Avipal Nordeste S.A. and HFF Participacoes S.A. into

BRF Brasil Foods S.A. with the consequent extinction

of the Companies being merged

PROPOSAL #7.: Ratify the official newspapers of the          ISSUER            YES             FOR                  FOR

Company's publications, Diario Official De Santa

Catarina, Diario Catarinense and Valor Economico

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRF - BRASIL FOODS SA, ITAJAI, SC

  TICKER:                  N/A                 CUSIP:   P1905C100

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the management report, financial        ISSUER            YES             FOR                  FOR

 statements and other documents related to the FY

that ended on 31 DEC 2009, and to decide regarding

the allocation of the result

PROPOSAL #2: Ratify the distribution of remuneration         ISSUER            YES             FOR                  FOR

to the shareholders, in accordance with that which

was resolved on by the Board of Directors

PROPOSAL #3: Ratify the election of Roberto Faldini          ISSUER            YES         AGAINST           AGAINST

as a Member of the Board carried out at the Board of

Directors meeting of 17 DEC 2009

PROPOSAL #4: Election of the Finance Committee and            ISSUER            YES             FOR                  FOR

Audit Committee

PROPOSAL #5: Approve to set the annual and aggregate         ISSUER            YES             FOR                  FOR

remuneration of the Members of the Board of Directors

 and of the Finance Committee

PROPOSAL #6: Ratify the capital increase in reference        ISSUER            YES             FOR                  FOR

 to the confirmation of the public subscription of

the distribution option for the supplementary lot,

exercised by Banco UBS Pactual, on 20 AUG 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRIDGESTONE CORPORATION

  TICKER:                  N/A                 CUSIP:   J04578126

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Retirement Allowance for                   ISSUER            YES         AGAINST           AGAINST

Retiring Corporate Auditors, and Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current Corporate Auditors

PROPOSAL #6.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Corporate Auditors

PROPOSAL #7.: Presentation of Remuneration by Stock          ISSUER            YES             FOR                  FOR

Options to the Members of the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRINKER INTERNATIONAL, INC.

  TICKER:                  EAT                 CUSIP:   109641100

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DOUGLAS H. BROOKS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARRIET EDELMAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARVIN J. GIROUARD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. MIMS                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE R. MRKONIC                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERLE NYE                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROSENDO G. PARRA                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CECE SMITH                                            ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL

2010 YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRISA AUTO ESTRADAS DE PORTUGAL SA, SAO DOMINGOS D

  TICKER:                  N/A                 CUSIP:   X07448107

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To ratify the co-option of a Member of         ISSUER             NO              N/A                  N/A

the Board of Directors occurred on 24 FEB 2010.

PROPOSAL #2.: To deliberate on the Management Report         ISSUER             NO              N/A                  N/A

and Accounts relating to 2009.

PROPOSAL #3.: To deliberate on the Consolidated                 ISSUER             NO              N/A                  N/A

Management Report and Consolidated Accounts relating

to 2009.

PROPOSAL #4.: To deliberate on the proposal for the          ISSUER             NO              N/A                  N/A

appropriation of net profit relating to 2009 and

appropriation of retained earnings.

PROPOSAL #5.: To appraise, in general terms, the                ISSUER             NO              N/A                  N/A

Company's management and control during 2009.

PROPOSAL #6.: To deliberate on the purchase and sale         ISSUER             NO              N/A                  N/A

of treasury stock.

PROPOSAL #7.: To appraise the statement of the                   ISSUER             NO              N/A                  N/A

Remuneration Committee on the remuneration policy of

the management and audit bodies.

PROPOSAL #8.: To appraise the statement of the Board         ISSUER             NO              N/A                  N/A

of Directors on the criteria and main parameters

guiding the performance appraisal of the managing

staff.

PROPOSAL #9.: To appraise the reorganization of the          ISSUER             NO              N/A                  N/A

corporate structure and deliberate on amendment of

Article 1 and no1 of Article 3 of the Articles of

Association.

PROPOSAL #10.: To deliberate on the Sustainability            ISSUER             NO              N/A                  N/A

Report relating to 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRISTOL-MYERS SQUIBB COMPANY

  TICKER:                  BMY                 CUSIP:   110122108

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: L. ANDREOTTI                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: L.B. CAMPBELL               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: J.M. CORNELIUS             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: L.J. FREEH                    ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: L.H. GLIMCHER,            ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1F: ELECTION OF DIRECTOR: M. GROBSTEIN                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: L. JOHANSSON                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: A.J. LACY                      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: V.L. SATO, PH.D.         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: T.D. WEST, JR.             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: R.S. WILLIAMS,            ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF AMENDMENT TO CERTIFICATE OF        ISSUER            YES             FOR                  FOR

 INCORPORATION - SPECIAL STOCKHOLDER MEETINGS.

PROPOSAL #04: APPROVAL OF AMENDMENT TO CERTIFICATE OF        ISSUER            YES             FOR                  FOR

 INCORPORATION - SUPERMAJORITY VOTING PROVISION -

COMMON STOCK.

PROPOSAL #05: APPROVAL OF AMENDMENT TO CERTIFICATE OF        ISSUER            YES             FOR                  FOR

 INCORPORATION - SUPERMAJORITY VOTING PROVISIONS -

PREFERRED STOCK.

PROPOSAL #06: EXECUTIVE COMPENSATION DISCLOSURE.            SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #07: SHAREHOLDER ACTION BY WRITTEN CONSENT.     SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #08: REPORT ON ANIMAL USE.                                   SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AIRWAYS PLC, HARMONDSWORTH

  TICKER:                  N/A                 CUSIP:   G14980109

  MEETING DATE:      7/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the accounts for the         ISSUER            YES             FOR                  FOR

YE 31 MAR 2009, together with the reports of the

Directors

PROPOSAL #2.: Approve the Remuneration Report                     ISSUER            YES             FOR                  FOR

contained within the Report and Accounts for the YE

31 MAR 2009

PROPOSAL #3.: Re-elect Martin Broughton as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in accordance with the

Article 94 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Keith Williams, as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in accordance with the

Article 94 of the Company's Articles of Association

PROPOSAL #5.: Re-appoint Ernst & Young LLP as Auditor        ISSUER            YES             FOR                  FOR

 of the Company to hold office from the conclusion of

 the meeting to the conclusion of the next meeting at

 which accounts are laid before the Company

PROPOSAL #6.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #7.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 80 of the Companies

Act 1985 to allot relevant securities [as specified

in Section 80[2] of the Companies Act 1985]: [i] up

to a nominal amount of GBP 95million; [ii] comprising

 equity securities [as specified in the Companies Act

 1985] up to a further nominal amount of GBP 95

million in connection with an offer by way of a

rights issue; [Authority expires at the end of the

next AGM of the Company or on 14 OCT 2010 whichever

is earlier]; that the Company may make offers and

enter into agreements during the relevant period

which would, or might, require relevant securities to

 allotted after the authority ends

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from GBP 378 million to

GBP 490 million by the creation of an additional 448

million ordinary shares of 25 pence each

PROPOSAL #S.9: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 7 above to allot equity

securities [as specified in Section 94[2] of the

Companies Act 1985] wholly for cash: [i] pursuant to

the authority given by paragraph [i] of Resolution 7

above or where the allotment constitutes an allotment

 of equity securities by virtue of section 94[3A] of

the Companies Act 1985 in each case: [i] in

connection with a pre-emptive offer; and [ii]

otherwise than in connection with a pre-emptive

offer, up to an aggregate nominal amount of GBP 14

million; and [ii] pursuant to the authority given by

paragraph [ii] of Resolution 7 above in connection

with a rights issue, as if Section 89 [1] of the

Companies Act 1985 did not apply to any such

allotment; [Authority expires the end of the next AGM

 of the Company or on 14 OCT 2010 whichever is

earlier]; and the Directors may allot equity

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of section 166 of the Companies Act 1985 to

make market purchases [within the meaning of Section

163[3] of the Companies Act 1985] of its ordinary

shares upon and subject to the following conditions:

[a] the maximum number of ordinary shares which are

authorized to be purchased shall be such number as

represents 10% of the aggregate nominal amount of the

 Company issued ordinary share capital as at the date

 of the passing of this resolution; [b] the maximum

price, exclusive of any expenses, which may be paid

for any ordinary share shall be the higher of [1] an

amount equal to 105% of the average of the middle

market quotations for the Company's ordinary shares

as derived from the London Stock Exchange Daily

Official List for the 5 business days immediately

preceding the date on which such shares are

contracted to be purchased; and [2] the higher of the

 price of the last independent trade and the highest

current independent bid on the London Stock Exchange

Daily Official List at the time that the purchase is

carried out; [c] the minimum price, exclusive of any

expenses, which may be paid for any ordinary share

shall not be less than the nominal value of such

ordinary share at the time of the purchase; and

[Authority expires at the end of the next AGM of the

Company or 14 OCT 2010, whichever is earlier]; the

Company, before the expiry, may make a contract to

purchase ordinary shares which will or may be

PROPOSAL #S.11: Approve a general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days'

notice

PROPOSAL #S.12: Approve that with effect 00:01am on          ISSUER            YES             FOR                  FOR

01 OCT 2009: [i] amend the Articles of Association by

 deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 Companies Act 2006, are to be treated as

provisions of the Company's Articles of Association;

and [ii] the Articles of Association produced to the

meeting and initialed by the Chairman of the meeting

for the purposes of identification, be adopted as the

 Articles of Association of the Company in

substitution for, and to the exclusion of the

existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AIRWAYS PLC, HARMONDSWORTH

  TICKER:                  N/A                 CUSIP:   G14980109

  MEETING DATE:      8/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors, subject to and        ISSUER            YES             FOR                  FOR

 conditional upon Resolution 2 being passed and in

addition to, and not in substitution for any existing

 authority and pursuant to Section 80 of the

Companies Act 1985 [the ''Act''], to exercise all

power of the Company to allot relevant securities [as

 defined in Section 80(2) of the Act] up to an

aggregate nominal amount of GBP 63,710,685;

[Authority expires the earlier of the conclusion of

the AGM of the Company or 15 months]; and the

Directors may allot relevant securities after the

expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry

PROPOSAL #S.2: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

and conditional upon Resolution 1 being passed and in

 addition to, and not in substitution for any

existing authority and pursuant to Section 95 of the

Act, to allot equity securities [with the meaning of

Section 94 of the Act] for cash pursuant to the

authority conferred by Resolution 1, as if sub-

Section (1) of Section 89 of the Act did not apply to

 any such allotment; [Authority expires the earlier

of the conclusion of the AGM of the Company or 15

months]; and the Directors may allot equity

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AMERICAN TOBACCO (MALAYSIA) BHD

  TICKER:                  N/A                 CUSIP:   Y0971P110

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 and the reports of the

Directors and Auditors thereon

PROPOSAL #2: Approve to sanction the declaration and         ISSUER            YES             FOR                  FOR

payment of a final dividend

PROPOSAL #3.1: Re-elect Stephen Ja Mes Rush as a                ISSUER            YES             FOR                  FOR

Director, who retire by rotation in accordance with

Article 97(1) and (2) of the Company Articles of

Association

PROPOSAL #3.2: Re-elect Dato Chan Choon Ngai as a              ISSUER            YES             FOR                  FOR

Director, who retire by rotation in accordance with

Article 97(1) and (2) of the Company Articles of

Association

PROPOSAL #4: Re-appoint, Tan Sri Abu Talib Bin Othman        ISSUER            YES             FOR                  FOR

 as a Director of the Company, who retires pursuant

to Section 129(2) of the Companies act, 1965, to hold

 office until the conclusion of the next AGM of the

Company

PROPOSAL #5: Re-appoint Messrs. Pricewaterhouse                 ISSUER            YES             FOR                  FOR

Coopers as the Auditors of the Company and authorize

the Directors to fix their remuneration

PROPOSAL #6: Approve to renewal of the recurrent                ISSUER            YES             FOR                  FOR

reports mandate

PROPOSAL #7: Other Business                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH AMERN TOB PLC

  TICKER:                  N/A                 CUSIP:   G1510J102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the remuneration report of the         ISSUER            YES             FOR                  FOR

Directors for the YE 31 DEC 2009

PROPOSAL #3.: Declare a final dividend of 71.6p per          ISSUER            YES             FOR                  FOR

ordinary share in respect of the YE 31 DEC 2009,

payable on 06 MAY 2010 to shareholders on the

register at the close of business on 12 MAR 2010

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Company's Auditors

PROPOSAL #5.: Authorize the Directors to agree on the        ISSUER            YES             FOR                  FOR

 Auditors' remuneration

PROPOSAL #6.a: Re-appoint Dr. Ana Maria Llopis as a          ISSUER            YES             FOR                  FOR

Director who retires by rotation

PROPOSAL #6.b: Re-appoint Christine Morin-Postel as a        ISSUER            YES             FOR                  FOR

 Director who retires by rotation

PROPOSAL #6.c: Re-appoint Anthony Ruys as a Director         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #7.: Re-appoint Richard Burrows as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors, in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Companies Act 2006, to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company (Rights): (a) up to an

aggregate nominal amount of GBP 166,391,574; and (b)

up to a further aggregate nominal amount of GBP

166,391,574 provided that: (i) they are equity

securities (within the meaning of Section 560(1) of

the Companies Act 2006); and (ii) they are offered by

 way of a rights issue to holders (shareholders) of

ordinary shares of 25p each in the capital of the

Company (ordinary shares) on the register of members

at such record dates as the Directors may determine

where the equity securities respectively attributable

 to the interests of the shareholders CONTD

PROPOSAL #S.9: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Sections 570 and 573 of the Companies Act 2006, to

allot equity securities (within the meaning of

Section 560 of that Act) for cash either pursuant to

the authority conferred by Resolution 8 above or by

way of a sale of treasury shares as if Section 561(1)

 of that Act did not apply to any such allotment,

provided that this power shall be limited to: (a) the

 allotment of equity securities in connection with an

 offer of securities (but in the case of the

authority granted under paragraph (b) of Resolution 8

 by way of rights issue only) in favor of the holders

 (shareholders) of ordinary shares of 25p each in the

 capital of the Company (ordinary shares) on the

register of members at such record dates as the

Directors may determine where the equity securities

respectively attributable to the interests CONTD

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006, to

 make market purchases (within the meaning of Section

 693 (4) of that Act ) of ordinary shares of 25p each

 in the capital of the Company (ordinary shares)

provided that: (a) the maximum number of ordinary

shares that may be purchased is 199.6 million

representing approximately 10% of the issued ordinary

 share capital of the Company as at 19 March 2010;

(b) the minimum price that may be paid for an

ordinary share is 25p; (c) the maximum price that may

 be paid for an ordinary share is an amount equal to

105% of the average of the middle-market prices shown

 in the quotation for an ordinary share as derived

from the London Stock Exchange Daily Official List

for the five business days immediately preceding the

day on which the ordinary CONTD

PROPOSAL #S.11: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

PROPOSAL #S.12: Adopt, with effect from the end of            ISSUER            YES             FOR                  FOR

the meeting, pursuant to Resolution 13 being passed,

the form of the Articles of Association produced to

the meeting (the New Articles) as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

Association of the Company; and, if Resolution 13 has

 not been passed, adopt the New Articles as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company save

that Article 113 of the existing Articles of

Association shall be retained as Article 113 in the

PROPOSAL #S.13: Approve, that with effect from the            ISSUER            YES             FOR                  FOR

end of the meeting: if Resolution 12 has been passed,

 the new Articles of Association of the Company,

adopted with effect from the end of the meeting,

shall include the changes to Article 113 as set out

in the New Articles; and, if Resolution 12 has not

been passed, amend the existing Articles of

Association of the Company by substituting Article

113 as set out in the New Articles for, and to the

exclusion of, Article 113 of the existing Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH LAND CO PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G15540118

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and        ISSUER            YES         AGAINST           AGAINST

 the audited accounts for the YE 31 MAR 2009

PROPOSAL #2.: Re-elect Mr. Chris Gibson Smith as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Re-elect Mr. Chris Grigg as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Andrew Jones as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. Tim Roberts as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. John Gildersleeve as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: Re-elect Mr. Aubrey Adams as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Robert Swannell as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #9.: Re-elect Lord Tumbull as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Re-appoint Deloitte LLP as the Auditors      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11.: Authorize the Directors to fix the              ISSUER            YES         AGAINST           AGAINST

remuneration of the Auditors

PROPOSAL #12.: Approve the remuneration report and            ISSUER            YES             FOR                  FOR

accounts 2009 and the policy as specified

PROPOSAL #13.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

unissued share capital or convertible securities of

the Company, granted by shareholders at a general

meeting on 03 MAR 2009, pursuant to Section 80 of the

 companies Act 1985 [the 1985 Act] and to grant the

Directors authority as specified to allot new shares

in respect of fully pre-emptive rights issues up to a

 further third of the issued ordinary share capital

of the Company until the Company's next AGM

PROPOSAL #S.14: Approve the pre-emption rights held          ISSUER            YES             FOR                  FOR

by existing shareholders which attach to future

issues of equity securities of the company for cash

by virtue of Section 89 of the companies Act 1985

PROPOSAL #S.15: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares pursuant to the Articles of Association

of the Company and in accordance with Section 166 of

the companies Act 1985

PROPOSAL #S.16: Approve the calling of general                   ISSUER            YES             FOR                  FOR

meetings [not being an AGM] by notice of at least 14

clear days

PROPOSAL #17.: Authorize the Company to make certain         ISSUER            YES             FOR                  FOR

limited donations to political parties, independent

candidates and political organizations of not more

than GBP 20,000 in total

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH LAND CO PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G15540118

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital from GBP 221,750,000 to GBP 360,000,000

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH LAND CO PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G15540118

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed transaction on the        ISSUER            YES             FOR                  FOR

 terms and conditions of the principal transaction

documents as specified and authorize the Directors of

 the Company to do all such acts and things on behalf

 of the Company and/or the Group as they may in their

 absolute discretion consider necessary or desirable

in order to implement and complete the proposed

transaction in accordance with the terms and

conditions of the principal transaction documents and

 carry but the transactions contemplated thereunder

[including the implementation and completion of any

transactions to be effected upon the termination of

the Joint Venture for any reason or on an earlier

default under the terms and conditions of the

principal transaction documents or on an exit prior

to such termination], subject to such immaterial

modification, variation, revision, waiver or

amendment thereto may in their absolute discretion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BRITISH SKY BROADCASTING GROUP PLC

  TICKER:                  N/A                 CUSIP:   G15632105

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER            YES             FOR                  FOR

the YE 30 JUN 2009, together with the report of the

Directors and Auditors thereon

PROPOSAL #2.: Declare a final dividend for the YE 30         ISSUER            YES             FOR                  FOR

JUN 2009

PROPOSAL #3.: Re-appoint Tom Mockridge as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Nicholas Ferguson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-appoint Andrew Higginson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-appoint Jacques nasser as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint Dame Gail Rebuck as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Re-appoint David F. DeVoe as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint Allan Leighton as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appoint Arthur Siskind as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Re-appoint Deloitte LLP as the                     ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #12.: Approve the report on the Directors            ISSUER            YES             FOR                  FOR

remuneration for the YE 30 JUN 2009

PROPOSAL #13.: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries to make political donations and incur

political expenditure

PROPOSAL #14.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares under Section 551 of the Companies Act 2006

PROPOSAL #S.15: Approve to disapply statutory pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.16: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Approve to allow the Company to hold         ISSUER            YES             FOR                  FOR

general meetings [other than AGMs] on 14 day's notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BROADCOM CORPORATION

  TICKER:                  BRCM               CUSIP:   111320107

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOAN L. AMBLE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NANCY H. HANDEL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDDY W. HARTENSTEIN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN E. MAJOR                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SCOTT A. MCGREGOR                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM T. MORROW                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. SWITZ                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BROADRIDGE FINANCIAL SOLUTIONS, INC.

  TICKER:                  BR                   CUSIP:   11133T103

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LESLIE A. BRUN             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD J. DALY           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT N. DUELKS         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RICHARD J.                   ISSUER            YES             FOR                  FOR

HAVILAND

PROPOSAL #1E: ELECTION OF DIRECTOR: ALEXANDRA                     ISSUER            YES             FOR                  FOR

LEBENTHAL

PROPOSAL #1F: ELECTION OF DIRECTOR: STUART R. LEVINE         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS J. PERNA           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ALAN J. WEBER               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ARTHUR F. WEINBACH      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR

ENDING JUNE 30, 2010

PROPOSAL #03: APPROVAL OF THE AMENDMENT OF THE                   ISSUER            YES             FOR                  FOR

COMPANY'S 2007 OMNIBUS AWARD PLAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BROOKFIELD ASSET MGMT INC

  TICKER:                  N/A                 CUSIP:   112585104

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: To receive the consolidated 1) financial        ISSUER             NO              N/A                  N/A

 statements of the corporation for the FYE 31 DEC

2009 including the external auditor'S report

PROPOSAL #1.1: Election of Marcel R. Coutu as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Mureen Kempston Darkes as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #1.3: Election of Lance Liebman as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of G. Wallace F. Mccain as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Frank J. McKenna as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Jack M. Mintz as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of Patricia M. Newson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of James A. Pattison as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of the External Auditor and         ISSUER            YES             FOR                  FOR

to authorize the Directors to set its remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BROOKFIELD PPTYS CORP

  TICKER:                  N/A                 CUSIP:   112900105

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #s.a: Amend the Articles of the Corporation         ISSUER            YES             FOR                  FOR

to decrease the number of Directors from 12 to 10

PROPOSAL #b.1: Election of Mr. Gordon E. Arnell as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #b.2: Election of Mr. William T. Cahill as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #b.3: Election of Mr. Richard B. Clark as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #b.4: Election of Mr. Jack L. Cockwell as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #b.5: Election of Mr. Roderick D. Fraser as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #b.6: Election of Mr. Paul D. McFarlane as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #b.7: Election of Mr. Allan S. Olson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #b.8: Election of Mr. Robert L. Stelzl as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #b.9: Election of Ms. Diana L. Taylor as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #b.10: Election of Mr. John E. Zuccotti as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #c: Appointment of Deloitte & Touche LLP as         ISSUER            YES             FOR                  FOR

the External Auditors and authorize the Directors to

fix the Auditors' remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BROTHER INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   114813108

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Payment of Performance-Based                          ISSUER            YES             FOR                  FOR

Remuneration to 4 Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BROWN & BROWN, INC.

  TICKER:                  BRO                 CUSIP:   115236101

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: J. HYATT BROWN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SAMUEL P. BELL, III                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HUGH M. BROWN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. POWELL BROWN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRADLEY CURREY, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THEODORE J. HOEPNER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TONI JENNINGS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WENDELL S. REILLY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN R. RIEDMAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHILTON D. VARNER                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO APPROVE THE 2010 STOCK INCENTIVE PLAN.      ISSUER            YES             FOR                  FOR

PROPOSAL #3: TO RATIFY THE APPOINTMENT OF DELIOTTE &         ISSUER            YES             FOR                  FOR

TOUCHE, LLP AS BROWN & BROWN, INC.'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR

ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BT GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G16612106

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Clayton Brendish                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. Phil Hodkinson                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Elect Mr.Tony Chanmugam                                    ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve the remuneration of the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Grant authority to allot shares for          ISSUER            YES             FOR                  FOR

cash

PROPOSAL #S.11: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Amend and adopt new Articles                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve the 14 days notice of meetings      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Grant authority for the political                ISSUER            YES         AGAINST           AGAINST

donations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BULGARI SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T23079113

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve the proposal of a paid-in                ISSUER             NO              N/A                  N/A

share capital increase without the option right, in

accordance with Article 2441 of the Italian C.C. for

an overall maximum nominal amount of EUR 150 million

PROPOSAL #E.2: Approve the proposal of a paid-in                ISSUER             NO              N/A                  N/A

share capital increase to service of the Stock Option

 Plan reserved to the Managing Director

PROPOSAL #E.3: Approve the proposal of a paid-in                ISSUER             NO              N/A                  N/A

share capital increase to service of the Stock Option

 Plan reserved to the employees of the Company

PROPOSAL #E.4: Amend the  Articles 6, 8 and 16 of              ISSUER             NO              N/A                  N/A

corporate Bylaws

PROPOSAL #O.1: Amend the meeting resolutions dated 16        ISSUER             NO              N/A                  N/A

 APR 2009, inherent and consequent resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BULGARI SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T23079113

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31         ISSUER             NO              N/A                  N/A

DEC 2009, report of Directors, of Auditors and of the

 Independent Auditors, distribution of profits,

presentation of consolidated financial statement at

31 DEC 2009, any adjournment thereof

PROPOSAL #O.2: Appointment of the Directors for                 ISSUER             NO              N/A                  N/A

corporate years 2010, 2011 and 2012 and

PROPOSAL #O.3: Grant authority to share buyback and          ISSUER             NO              N/A                  N/A

sale, any adjournment thereof

PROPOSAL #E.1: Amend Article 11 of statute                           ISSUER             NO              N/A                  N/A

PROPOSAL #E.2: Amend Articles 9, 10, 12 and 17 of the        ISSUER             NO              N/A                  N/A

 statute following of legislative decree N.27 of 27

JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUMIPUTRA-COMMERCE HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y1002C102

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the name of the                ISSUER            YES             FOR                  FOR

Company from Bumiputra-Commerce Holdings Berhad to

CIMB Group Holdings Berhad effective from the date of

 issuance of the Certificate of Incorporation on the

change of name of the Company by the Companies

Commission of Malaysia and all references in the

Memorandum and Articles of Association of the Company

 to the name Bumiputra-Commerce Holdings Berhad,

wherever the same may appear, shall be deleted and

substituted with CIMB Group Holdings Berhad and

authorize the Directors and Company Secretary to give

 effect to the proposed change of name with full

power to assent to any condition, modification,

variation and/or amendment (if any) as may be

required by the relevant authorities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUNGE LIMITED

  TICKER:                  BG                   CUSIP:   G16962105

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JORGE BORN, JR.           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BERNARD DE LA              ISSUER            YES             FOR                  FOR

TOUR D'AUVERGNE LAURAGUAIS

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM ENGELS             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: L. PATRICK LUPO           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPOINT DELOITTE & TOUCHE LLP AS              ISSUER            YES             FOR                  FOR

BUNGE LIMITED'S INDEPENDENT AUDITORS FOR THE FISCAL

YEAR ENDING DECEMBER 31, 2010 AND TO AUTHORIZE THE

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS TO TO

DETERMINE THE INDEPENDENT AUDITORS' FEES.

PROPOSAL #03: TO APPROVE THE BUNGE LIMITED ANNUAL              ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUNZL PLC

  TICKER:                  N/A                 CUSIP:   G16968110

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the accounts                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appointment of Mr. M.J. Roney as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-appointment of Dr. U. Wolters as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-appointment of Mr. P.G. Rogerson as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6: Re-appointment of the Auditors and                 ISSUER            YES             FOR                  FOR

approve the remuneration of the Auditors

PROPOSAL #7: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #8: Grant authority to allot shares                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.9: Grant authority to allot shares for            ISSUER            YES             FOR                  FOR

cash

PROPOSAL #S.10: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.11: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BURBERRY GROUP PLC

  TICKER:                  N/A                 CUSIP:   G1699R107

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Companys accounts for the          ISSUER            YES             FOR                  FOR

YE 31 MAR 2009 and the reports of the Directors and

Auditors thereon

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 8.65p per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4.: Re-elect Mr. Angela Ahrendts as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-elect Mr. Stephanie George as a                ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #6.: Re-elect Mr. David Tyler as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as Auditors of the Company

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors remuneration

PROPOSAL #9.: Authorize the political donations and          ISSUER            YES             FOR                  FOR

expenditure by the Company and all Companies that are

 its subsidiaries

PROPOSAL #S.10: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own ordinary shares

PROPOSAL #11.: Authorize the Directors to allot shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority to disapply pre emption rights

PROPOSAL #S.13: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings other than an AGM on not less than

14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUREAU VERITAS REGISTRE INTERNATIONAL DE CLASSIFIC

  TICKER:                  N/A                 CUSIP:   F96888114

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the expenditures and expenses         ISSUER            YES             FOR                  FOR

involved according to Article 39-4 of the general tax

 code

PROPOSAL #O.3: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.4: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY and determination of the dividend

PROPOSAL #O.5: Approve the agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L.225-38 of the commercial code and the

special report of the statutory Auditors

PROPOSAL #O.6: Approve the renewal of term of Cabinet        ISSUER            YES             FOR                  FOR

 PricewaterhouseCoopers Audit as Principal Statutory

Auditor

PROPOSAL #O.7: Approve the renewal of term of Cabinet        ISSUER            YES             FOR                  FOR

 Bellot Mullenbach & Associes as Principal Statutory

Auditor

PROPOSAL #O.8: Approve the appointment of Mr. Yves            ISSUER            YES             FOR                  FOR

Nicolas as Deputy Statutory Auditor

PROPOSAL #O.9: Approve the renewal of Mr. Jean-Louis         ISSUER            YES             FOR                  FOR

Brun d'Arre's term as Deputy Statutory Auditor

PROPOSAL #O.10: Authorize the Company to proceed with        ISSUER            YES             FOR                  FOR

 transactions on its own shares

PROPOSAL #O.11: Powers for the formalities                           ISSUER            YES             FOR                  FOR

PROPOSAL #E.12: Authorize to reduce the share capital        ISSUER            YES             FOR                  FOR

 by cancellation of all or part of the shares of the

Company acquired as part of the share repurchase

program

PROPOSAL #E.13: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BURLINGTON NORTHERN SANTA FE CORPORATION

  TICKER:                  BNI                 CUSIP:   12189T104

  MEETING DATE:      2/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ADOPT THE AGREEMENT AND PLAN OF MERGER,        ISSUER            YES             FOR                  FOR

 DATED AS OF NOVEMBER 2, 2009, BY AND AMONG BERKSHIRE

 HATHWAY INC., R ACQUISITION COMPANY, LLC AND

BURLINGTON NORTHERN SANTA FE CORPORATION, AS IT MAY

BE AMENDED FROM TIME TO TIME (THE MERGER AGREEMENT).

PROPOSAL #02: ADOPT A MOTION TO ADJOURN OR POSTPONE          ISSUER            YES             FOR                  FOR

THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR

THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN FAVOR

 OF THE PROPOSAL TO ADOPT THE MERGER AGREEMENT, IF

NECESSARY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUSAN BANK, PUSAN

  TICKER:                  N/A                 CUSIP:   Y0534Y103

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement expected        ISSUER            YES             FOR                  FOR

 DIV per 1 share: KRW 160  cash dividend

PROPOSAL #2.1: Approve the partial amendment to                 ISSUER            YES             FOR                  FOR

Articles of incorporation general agendas: reflection

 of standard codes for outside Directors

PROPOSAL #2.2: Approve the addition of available type        ISSUER            YES             FOR                  FOR

 of issuing stock convertible preferred stock

redeemable preferred stock  within 20% of total

number of issued stock

PROPOSAL #3: Election of Directors  4  candidate  not        ISSUER            YES             FOR                  FOR

 as an outside Director : Min Joo

PROPOSAL #4: Election of Audit Committee Members  2          ISSUER            YES         AGAINST           AGAINST

candidate  not as an outside

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BUZZI UNICEM SPA

  TICKER:                  N/A                 CUSIP:   T2320M109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet as of 31 DEC        ISSUER             NO              N/A                  N/A

 2009, report on management activity and internal

Auditors report for FY 2009, resolutions related

there to

PROPOSAL #O.2: Approve to buy and dispose own shares         ISSUER             NO              N/A                  N/A

as per Article 2357 and 2357-ter (to buy own shares

to-dispose own shares) of the Italian Civil Code

PROPOSAL #E.1: Amend Article 9 of the by-law                       ISSUER             NO              N/A                  N/A

regarding shareholders meeting convocation

resolutions related there to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BYD CO LTD

  TICKER:                  N/A                 CUSIP:   Y1023R104

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to resolve this Resolution in         ISSUER            YES             FOR                  FOR

respect of the Company's initial public offering and

listing of A Shares; authorize the Company to issue

domestic listing Renminbi denominated ordinary shares

 [A Shares] and apply for the listing of A Shares on

the Shenzhen Stock Exchange [the A Share Issue]

subject to the following conditions: 1] type of

shares to be issued: Renminbi denominated ordinary

shares [A Shares]; 2] nominal value of the A Shares:

RMB 1.00 each; 3] number of A shares to be issued:

Not more than 100,000,000 A Shares, authorize the

Board, to determine the actual number of A Shares to

be issued after taking into account the then market

condition upon the A Share Issue; 4] issue targets:

natural persons, legal persons or other investors

recognized by the China Securities Regulatory

Commission [CSRC], who maintain A Share accounts with

 the Shenzhen Stock Exchange but excluding those who

are prohibited under the PRC laws, regulations or

other regulatory requirements which the Company shall

 comply with; 5] method of issue: to be conducted via

 a combination of placement through offline offering

to target investors, and issue at fixed price for

subscription by online fund, or such other method[s]

as permitted by CSRC; 6] issue price: to be

determined by negotiation between the Board and the

lead underwriter based on the condition of the

securities market; 7] use of proceeds: the total

investment amount of the proceeds from the proposed A

 Share issue will be approximately RMB2,850,000,000

and invested in the following projects: i] production

 project on lithium-ion batteries; ii] the project on

 the research, development and manufacturing base for

 automobiles in Shenzhen; iii] the expansion project

on automobile products and accessories of BYD Auto

Company Limited; and iv] the second phase of the

project on solar energy batteries manufacturing

facilities with a production capacity of 300 MW per

year for the second phase and a target production

capacity of 1 GW per year after all phases; in the

event that the proceeds raised are insufficient, the

Board will determine the actual usage of the proceeds

 according to the significance and urgency of the

above investment projects and any shortfall will be

raised by the Company itself; in the event that such

proceeds exceed the total investment amount of these

projects, the surplus will be applied as working

capital; before receiving such proceeds, the Company

will finance the above investment projects with its

existing funds and bank loans based on the individual

 progress of the above investment projects, upon

receiving such proceeds, these existing funds so

applied will be replaced by the proceeds and bank

loans will be repaid; 8] place of listing: the

Shenzhen Stock Exchange; 9] time for offering and

listing: to be determined after discussion and

agreement between the Board and the relevant

regulatory authorities, following the approval by

CSRC and the stock exchange; 10] distribution

arrangements with regard to accumulated profits prior

PROPOSAL #S.2: Approve to resolve, this Resolution in        ISSUER            YES             FOR                  FOR

 respect of the grant of authority to the Board of

Directors to deal with the matters for the initial

public offering and listing of A Shares; authorize

the Board of Directors, to deal with the matters in

respect of the A Share Issue at its discretion and

with full authority subject to and as stipulated by

the relevant laws and regulations, including but not

limited to the following: 1] to implement all

procedures in connection with the A Share Issue,

including the submission of the application for the A

 Share Issue to the CSRC and after the approval of

the said application, the submission of the

application for listing of the A Shares to the stock

exchange; to propose amendments, supplements,

explanations and clarifications in respect of

relevant documents to regulatory authorities such as

CSRC on behalf of the Company; 2] to determine and

deal with at its discretion and with full authority,

matters relating to the A Share Issue: under the

proposal of the A Share Issue considered and approved

 by the Shareholders' general meeting and permitted

by CSRC, to formulate and execute the proposal of the

 A Share Issue, including but not limited to

determine the time of issue, number of A Shares to be

 issued, method of issue, issue price, issue targets,

 quantity and proportion of A Shares to be issued to

corresponding issue targets, and other relevant

matters relating to the A Share Issue, and to make

alterations to the above in accordance with actual

circumstances; 3] to formulate, review, amend and

execute all application documents, other necessary

documents and agreements in respect of the A share

issue in accordance to the requirements of relevant

regulatory authorities, stock exchange and approving

authorities, including but not limited to prospectus

and other relevant documents; to publish relevant

documents to the media and provide explanations,

illustration and clarifications on behalf of the

Company; 4] within the scope of the usage of proceeds

 approved by the Shareholders' general meeting and in

 accordance with the actual circumstances, to make

analysis and reasonable adjustments on the projects,

investment amounts, timing and method of the

implementation, etc. under the usage of proceeds from

 the A Share Issue; 5] upon the completion of A Share

 Issue, to deal with the relevant registration and

settlement matters with the China Securities

Depository and Clearing Corporation Limited and its

branch companies based on the actual conditions of

the A share issue; 6] based on the conditions of the

A share issue, to make supplementary amendments to

the Articles of Association of the Company

accordingly and undertake the relevant procedures

such as application for approval and changes of

business registration, and to make amendments to the

Articles of Association of the Company within the

scope of the proposal of the A share issue and in

accordance with the requirements of the supervisory

authorities; 7] to determine specific account[s] for

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BYD CO LTD

  TICKER:                  N/A                 CUSIP:   Y1023R104

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, in respect of the Company's          ISSUER            YES             FOR                  FOR

initial public offering and listing of A Shares, to

issue domestic listing Renminbi denominated ordinary

shares [A Shares] and apply for the listing of A

Shares on the Shenzhen Stock Exchange [the A Share

Issue] subject to the following conditions: type of

shares to be issued: Renminbi denominated ordinary

shares [A Shares]; nominal value of the A Shares: RMB

 1.00 each; number of A shares to be issued: not more

 than 100,000,000 A Shares, authorize the Board to

determine the actual number of A Shares to be issued

after taking into account the then market condition

upon the A Share Issue; Issue targets: natural

persons, legal persons or other investors recognized

by the China Securities Regulatory Commission [CSRC],

 who maintain A Share accounts with the Shenzhen

Stock Exchange but excluding those who are prohibited

 under the PRC laws, regulations or other regulatory

requirements which the Company shall comply with;

method of issue: to be conducted via a combination of

 placement through offline offering to target

investors, and issue at fixed price for subscription

by online fund, or such other methods as permitted by

 CSRC; issue price: to be determined by negotiation

between the Board and the lead underwriter based on

the condition of the securities market; use of

proceeds: the total investment amount of the proceeds

 from the proposed A Share Issue will be

approximately RMB 2,850,000,000 and invested in the

following projects: i] production project on lithium-

ion batteries; ii] the project on the research,

development and manufacturing base for automobiles in

 Shenzhen; iii] the expansion project on automobile

products and accessories of BYD Auto Company Limited;

 and iv] the second phase of the project on solar

energy batteries manufacturing facilities with a

production capacity of 300 MW per year for the second

 phase and a target production capacity of 1 GW per

year after all phases; in the event that the proceeds

 raised are insufficient, the Board will determine

the actual usage of the proceeds according to the

significance and urgency of the above investment

projects and any shortfall will be raised by the

Company itself; in the event that such proceeds

exceed the total investment amount of these projects,

 the surplus will be applied as working capital,

before receiving such proceeds, the Company will

finance the above investment projects with its

existing funds and bank loans based on the individual

 progress of the above investment projects, upon

receiving such proceeds, these existing funds so

applied will be replaced by the proceeds and bank

loans will be repaid; place of listing: the Shenzhen

Stock Exchange; time for offering and listing: to be

determined after discussion and agreement between the

 Board and the relevant regulatory authorities,

following the approval by CSRC and the stock

exchange; distribution arrangements with regard to

accumulated profits prior to the offering: all

shareholders of the Company after the offering will

PROPOSAL #S.2: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

deal with the matters for the initial public offering

 and listing of A Shares and to deal with the matters

 in respect of the A Share Issue at its discretion

and with full authority subject to and as stipulated

by the relevant laws and regulations, including but

not limited to the following: to implement all

procedures in connection with the A Share Issue,

including the submission of the application for the A

 Share Issue to the CSRC and after the approval of

the said application, the submission of the

application for listing of the A Shares to the Stock

Exchange; to propose amendments, supplements,

explanations and clarifications in respect of

relevant documents to regulatory authorities such as

CSRC on behalf of the Company; to determine and deal

with at its discretion and with full authority,

matters relating to the A Share Issue: under the

proposal of the A Share Issue considered and approved

 by the Shareholders' general meeting and permitted

by CSRC, to formulate and execute the proposal of the

 A Share Issue, including but not limited to

determine the time of issue, number of A Shares to be

 issued, method of issue, issue price, issue targets,

 quantity and proportion of A Shares to be issued to

corresponding issue targets, and other relevant

matters relating to the A Share Issue, and to make

alterations to the above in accordance with actual

circumstances; to formulate, review, amend and

execute all application documents, other necessary

documents and agreements in respect of the A Share

Issue in accordance to the requirements of relevant

regulatory authorities, stock exchange and approving

authorities, including but not limited to prospectus

and other relevant documents; to publish relevant

documents to the media and provide explanations,

illustration and clarifications on behalf of the

Company; within the scope of the usage of proceeds

approved by the Shareholders' general meeting and in

accordance with the actual circumstances, to make

analysis and reasonable adjustments on the projects,

investment amounts, timing and method of the

implementation, etc. under the usage of proceeds from

 the A Share Issue; upon the completion of A Share

Issue, to deal with the relevant registration and

settlement matters with the China Securities

Depository and Clearing Corporation Limited and its

branch companies based on the actual conditions of

the A Share Issue; based on the conditions of the A

Share Issue, to make supplementary amendments to the

Articles of Association of the Company accordingly

and undertake the relevant procedures such as

application for approval and changes of business

registration, and to make amendments to the Articles

of Association of the Company within the scope of the

 proposal of the A Share Issue and in accordance with

 the requirements of the supervisory authorities; to

determine specific accounts for proceeds prior to the

 A Share Issue according to the needs of the Company;

 to amend the proposal of the issue and continue to

deal with the matters of the

PROPOSAL #S.3: Approve, in respect of the amendments         ISSUER            YES             FOR                  FOR

to the Articles of Association of the Company and the

 schedule thereto, the amended Articles of

Association of BYD Company Limited and the Rules and

Procedures of Shareholders' General Meeting of BYD

Company Limited, such amended Articles of Association

 and schedule thereto be effective after the approval

 of the A Share Issue by CSRC and from the date on

which the A Shares are listed on the Stock Exchange,

provided that the Articles of Association shall be

submitted to the authorities on commerce; the

relevant resolutions resolved at the Company's first

EGM in 2008 held on 20 MAR 2008 approving the Rules

and Procedures of Board of Director Resolutions of

BYD Company Limited, Rules and Procedures of

Supervisory Committee Resolutions of BYD Company

Limited, Regulations on Independent Non-executive

Directors of BYD Company Limited, Regulations on

Connected Transactions Strategies of BYD Company

Limited and Regulations on External Guarantee of BYD

Company Limited remain to be valid, and the above

mentioned will be effective after the approval of the

 A Share Issue by CSRC and from the date on which the

 A Shares are listed on the Stock Exchange

PROPOSAL #4.: Approve, in respect of the engagement          ISSUER            YES             FOR                  FOR

of accountants for specific purpose, the engagement

of Ernst & Young Hua Ming as the specific accountants

 for the purpose of the A Share Issue, which will

produce audited reports and other specialist reports

in accordance with the accounting principles and

regulations in the PRC, and the term of engagement

shall commence from the date on which this resolution

 is passed until the completion of the works for the

A Share Issue, and authorize the Board of Directors

to fix the remuneration of the above accountants

based on actual Circumstances

PROPOSAL #5.: Approve, in respect of the provision of        ISSUER            YES         AGAINST           AGAINST

 guarantees for the Company's domestic subsidiaries,

from the date on which this resolution is passed

until the date of the conclusion of the 2009 AGM of

the Shareholders to be held in 2010, and under the

credit amount signed off by banks and the Company,

provide joint liability guarantees for its domestic

subsidiaries in respect of bank loans to such

subsidiaries within such credit amount

PROPOSAL #6.: Approve, in respect of the amendments          ISSUER            YES             FOR                  FOR

to Usage Management System of Funds Raised of BYD

Company Limited, the amendments to Usage Management

System of Funds Raised of BYD Company Limited, and

the amended Usage Management System of Funds Raised

of BYD Company Limited be effective after the

approval of the A Share Issue by CSRC and from the

date on which the A Shares issued under the A Share

Issue are listed on the Stock Exchange

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  BYD CO LTD

  TICKER:                  N/A                 CUSIP:   Y1023R104

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the working report of the Board        ISSUER            YES             FOR                  FOR

 of Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2.: Approve the working report of the                 ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company for the YE 31

DEC 2009

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES             FOR                  FOR

statements of the Company as at and for the YE 31 DEC

PROPOSAL #4.: Approve the proposal for appropriation         ISSUER            YES             FOR                  FOR

of profit of the Company for the YE 31 DEC 2009

PROPOSAL #5.: Re-appoint Ernst & Young as the                     ISSUER            YES             FOR                  FOR

Company's International Auditors for the FY of 2010,

to hold office until the conclusion of the next AGM

of the Company, and authorize the Board of Directors

of the Company to determine its remuneration

PROPOSAL #6.: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Directors of the Company in 2010

PROPOSAL #7.: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Supervisors of the Company in 2010

PROPOSAL #8.: Approve the Company, from the date on          ISSUER            YES         AGAINST           AGAINST

which this resolution is passed until the date of the

 conclusion of the 2010 AGM of the shareholders to be

 held in 2011, and subject to the credit amount

signed off by banks and the Company, to provide joint

 liability guarantees for its domestic subsidiaries

in respect of bank loans to such subsidiaries within

such credit amount

PROPOSAL #9.: Approve or ratify (i) the release of            ISSUER            YES             FOR                  FOR

the pledge of 4,000,000 Domestic Shares and

27,000,000 Domestic Shares by Mr. Lu Xiang-yang and

Guangzhou Youngy Management & Investment Group

Company Limited (Guangzhou Youngy), respectively, to

China Construction Bank, Dongshan branch (CCB) to

secure certain borrowings from CCB to Guangzhou

Rongda Power Supply Material Co., Ltd. (Guangzhou

Rongda); (ii) the pledge of 15,200,000 Domestic

Shares and 40,000,000 Domestic Shares by Mr. Lu

Xiang-yang and Guangzhou Youngy, respectively, to CCB

 to secure certain new borrowings from CCB to

Guangzhou Rongda; (iii) the release of the pledge of

60,000,000 Domestic Shares by Mr. Lu Xiang-yang to

Shenzhen Development Bank, Yangcheng branch (SDB) to

secure certain borrowing from SDB to Guangzhou

Rongda; and (iv) the pledge of 44,607,155 Domestic

Shares by Mr. Lu Xiang-yang to SDB to secure certain

new borrowing from SDB to Guangzhou Rongda

PROPOSAL #10.: Approve the proposals (if any) put              ISSUER            YES         AGAINST           AGAINST

forward in accordance with the Articles of

Association of the Company by any shareholder(s)

holding 5% or more of the Shares carrying the right

to vote at the AGM

PROPOSAL #S.11: Authorize the Board of Directors of          ISSUER            YES         AGAINST           AGAINST

the Company (the Board) a general mandate to allot,

issue and deal with additional shares in the capital

of the Company, whether domestic shares or H shares,

subject to the conditions: (i) that the aggregate

nominal amount of shares allotted, issued and dealt

with or agreed conditionally or unconditionally to be

 allotted, issued or dealt with by the Board pursuant

 to the general mandate shall not exceed 20% of the

total nominal amount of shares of the same class of

the Company in issue; (ii) that the exercise of the

general mandate is subject to all governmental and/or

 regulatory approval(s), if any, under the applicable

 law (including but without limitation to the Company

 Law of the PRC and the Rules Governing the Listing

of Securities on The Stock Exchange of Hong Kong

Limited); [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of a 12-month period following the passing

 of this resolution; and to approve, execute and do

or procure to be executed and done, all such

documents, deeds and things as it may consider

necessary in connection with the allotment and issue

of any new shares pursuant to the exercise of the

general mandate referred to in this resolution

PROPOSAL #S.12: Authorize the Directors of BYD                   ISSUER            YES         AGAINST           AGAINST

Electronic (International) Company Limited (BYD

Electronic) to allot, issue and otherwise deal with

new shares of BYD Electronic not exceeding 20% of the

 aggregate nominal amount of the issued share capital

 of BYD Electronic

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  C C LD HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G1985B113

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Independent

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.A: Re-elect Mr. Cheung Chung Kiu as an            ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.B: Re-elect Mr. Tsang Wai Choi as an                ISSUER            YES         AGAINST           AGAINST

Executive Director

PROPOSAL #3.C: Re-elect Mr. Lam Hiu Lo as an                       ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.D: Re-elect Mr. Leung Wai Fai as an                 ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.E: Re-elect Mr. Leung Yu Ming Steven as          ISSUER            YES             FOR                  FOR

an Independent Non-Executive Director

PROPOSAL #3.F: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Re-appoint Messrs. Ernst & Young as the         ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Board of

Directors to fix their remuneration

PROPOSAL #5: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

Directors to issue additional Shares

PROPOSAL #6: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

Directors to repurchase Shares

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to Directors to issue Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  C. R. BARD, INC.

  TICKER:                  BCR                 CUSIP:   067383109

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: THEODORE E. MARTIN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY WELTERS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TONY L. WHITE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID M. BARRETT, M.D.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. KELLY                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE 2003 LONG TERM INCENTIVE        ISSUER            YES             FOR                  FOR

 PLAN OF C.R. BARD, INC., AS AMENDED AND RESTATED.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

THE YEAR 2010.

PROPOSAL #04: TO CONSIDER A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         ABSTAIN           AGAINST

RELATING TO SUSTAINABILITY REPORTING ON

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) PRACTICES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  C.H. ROBINSON WORLDWIDE, INC.

  TICKER:                  CHRW               CUSIP:   12541W209

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEVEN L. POLACEK        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: REBECCA KOENIG            ISSUER            YES             FOR                  FOR

ROLOFF

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL W. WICKHAM      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE C.H. ROBINSON WORLDWIDE,        ISSUER            YES             FOR                  FOR

 INC. 2010 NON-EQUITY INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  C.P.ALL PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y1772K169

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the          ISSUER            YES             FOR                  FOR

AGM of shareholders No. 1/2009

PROPOSAL #2.: Approve the Board of Directors' report         ISSUER            YES             FOR                  FOR

regarding the last year operation of the Company

PROPOSAL #3.: Approve the balance sheet and income            ISSUER            YES             FOR                  FOR

statement for the YE 31 DEC 2009

PROPOSAL #4.: Approve the appropriation of profit and        ISSUER            YES             FOR                  FOR

 the dividend payment

PROPOSAL #5.A: Appointment of Prof. Dr. Komain                   ISSUER            YES             FOR                  FOR

Bhatarabhirom as a Director

PROPOSAL #5.B: Appointment of Mr. Pridi Boonyoung as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #5.C: Appointment of Mr. Padoong                            ISSUER            YES             FOR                  FOR

Techasarintr as a Director

PROPOSAL #5.D: Appointment of Mr. Suphachai                        ISSUER            YES             FOR                  FOR

Phisitvanich as a Director

PROPOSAL #5.E: Appointment of Mr. Adirek Sripratak as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #6.: Amend the authorized signatories                    ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Approve the Directors' remuneration               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Appointment of the Company's Auditor            ISSUER            YES             FOR                  FOR

and approve the Auditor's remuneration

PROPOSAL #9.: Amend the Company's Memorandum of                 ISSUER            YES             FOR                  FOR

Association under Clause 3 under the Company's

objectives

PROPOSAL #10.: Other [if any]                                                  ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  C.P.ALL PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y1772K169

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to certify the minutes of the            ISSUER            YES             FOR                  FOR

AGM for the year 2010

PROPOSAL #2: Approve to enter into the changes of              ISSUER            YES             FOR                  FOR

investment in convertible bonds  CB issued by CTEI

held by CPALL and LDI to investment in convertible

preferred share  CPS  issued by CTEI and concurrently

 entering into the put option call option agreement

of CTEI's CPS with C.P. Holding  BVI  Investment

Company limited  CPH

PROPOSAL #3: Approve CPALL and LDI to exercise the            ISSUER            YES             FOR                  FOR

right to sell  put option  CTEI's CPs in whole to CPH

 immediately after receiving CPS

PROPOSAL #4: Other business  if any                                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CA, INC.

  TICKER:                  CA                   CUSIP:   12673P105

  MEETING DATE:      9/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RAYMOND J. BROMARK      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GARY J. FERNANDES        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: KAY KOPLOVITZ               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CHRISTOPHER B.            ISSUER            YES             FOR                  FOR

LOFGREN

PROPOSAL #1E: ELECTION OF DIRECTOR: WILLIAM E.                   ISSUER            YES             FOR                  FOR

MCCRACKEN

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN A. SWAINSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: LAURA S. UNGER             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ARTHUR F. WEINBACH      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RENATO (RON)                ISSUER            YES             FOR                  FOR

ZAMBONINI

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR

THE FISCAL YEAR ENDING MARCH 31, 2010.

PROPOSAL #03: THE STOCKHOLDER PROPOSAL.                            SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABLE & WIRELESS PLC

  TICKER:                  N/A                 CUSIP:   G17416127

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Scheme of Arrangement as              ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABLE & WIRELESS PLC

  TICKER:                  N/A                 CUSIP:   G17416127

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the separation of Cable and            ISSUER            YES             FOR                  FOR

Wireless Plc into two listed Companies: Cable &

Wireless Communications Plc and Cable & Wireless

Worldwide Plc, through the execution of four enabling

 steps:- approve the Scheme of Arrangement; the

reduction and subsequent increase of the issued share

 capital of the Company; authorize the Directors to

pay up the new ordinary shares and the allotment and

issue of them to Cable & Wireless Communications Plc;

 amend the Articles of Association of the Company and

 the allotment and issue of one Deferred share;

approve the reduction of capital of Cable & Wireless

Communications Plc; the demerger; and the reduction

of capital of Cable & Wireless worldwide Plc; the

delisting of the Cable & Wireless Plc ordinary shares

 from the official list and approve the arrangements

for the continuation of Share Plans and other

Incentive Plans

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABLE & WIRELESS PLC, BRACKNELL BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G17416127

  MEETING DATE:      7/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the group accounts for the FYE         ISSUER            YES         AGAINST           AGAINST

31 MAR 2009 and the reports of the Directors and the

Auditor thereon

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009 as contained within the

 annual report and accounts

PROPOSAL #3.: Declare a final dividend for the YE 31         ISSUER            YES             FOR                  FOR

MAR 2009

PROPOSAL #4.: Re-elect Richard Lapthorne as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Elect John Barton as a Director                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Elect Mary Francis as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Elect Penny Hughes as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Tim Pennington as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Simon Ball as a Director                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Re-elect John Pluthero as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Re-elect Kasper Rorsted as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #12.: Re-appoint KPMG Audit Plc as the                 ISSUER            YES         AGAINST           AGAINST

Auditor of the Company

PROPOSAL #13.: Authorize the Directors to set the              ISSUER            YES         AGAINST           AGAINST

Auditor's remuneration

PROPOSAL #14.: Authorize the Directors, to allot                ISSUER            YES             FOR                  FOR

relevant securities in accordance with the Article 10

 of the Company's Articles of Association and for

that period the Section 80 amount shall be GBP 211

million; all previous authorities under Article 10(B)

 are revoked, subject to the Article 10(D);

[Authority expires the earlier of the conclusion of

the next AGM of the Company in 2010 or 16 OCT 2010]

PROPOSAL #S.15: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities for cash in accordance with the

Article 10 of the Company's Articles of Association

and for that period the Section 89 amount shall be

GBP 32 million; all previous authorities under the

Article 10(C) are revoked, subject to the Article

10(D); [Authority expires the earlier of the

conclusion of the next AGM of the Company in 2010 or

PROPOSAL #S.16: Amend, the Articles of Association of        ISSUER            YES             FOR                  FOR

 the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and the Articles of Association produced

 to the meeting as specified be adopted as the

Articles of Association of the Company in

substitution for and to the exclusion of the current

PROPOSAL #S.17: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases [Section 163(3) of the Companies Act 1985]

 of ordinary shares with nominal value of 25 pence

each in the Company, provided that: the Company does

not purchase under this authority more than 253

million ordinary shares; the Company does not pay

less than 25 pence for each ordinary share; the

Company does not pay more for each share than the

higher of 5% over the average of the middle market

price of the ordinary shares for the 5 business days

immediately preceding the day on which the Company

agrees to buy the shares concerned, based on share

prices published in the Daily Official List of the

London Stock Exchange; and the price stipulated by

the Article 5(1) of the buy-back and stabilization

regulation [EC No. 2273/2003]; [Authority expires the

 earlier of the conclusion of the AGM of the Company

in 2010 or 16 OCT 2010]; the Company, before the

expiry, may make a contract to purchase ordinary

shares which will or may be executed wholly or partly

PROPOSAL #18.: Amend the Rules of the Cable &                     ISSUER            YES             FOR                  FOR

Wireless Long Term Incentive Plan as specified

PROPOSAL #19.: Amend the award to Richard Lapthorne          ISSUER            YES             FOR                  FOR

as specified

PROPOSAL #S.20: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting of the shareholders, other than an

AGM, on not less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CABLEVISION SYSTEMS CORPORATION

  TICKER:                  CVC                 CUSIP:   12686C109

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ZACHARY W. CARTER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS V. REIFENHEISER                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN R. RYAN                                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: VINCENT TESE                                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: LEONARD TOW                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM OF THE COMPANY FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAFE DE CORAL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G1744V103

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts         ISSUER            YES             FOR                  FOR

and the reports of the Directors and the Auditors for

 the YE 31 MAR 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.i: Re-elect Mr. Chan Yue Kwong, Michael          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.ii: Re-elect Ms. Lo Pik Ling, Anita as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iii: Re-elect Mr. Lo Tak Shing, Peter as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.iv: Re-elect Mr. Kwok Lam Kwong, Larry as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.v: Re-elect Mr. Look Guy as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.vi: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix their remuneration

PROPOSAL #4.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the Company

 and authorize the Board of Directors to fix their

remuneration

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 to allot, issue and otherwise deal with additional

shares in the capital of the Company and make or

grant offers, agreements and options which might

require the exercise of such powers during and after

the relevant period, the aggregate nominal amount of

share capital allotted or agreed conditionally or

unconditionally to be allotted [whether pursuant to

an option or otherwise] by the Directors of the

Company pursuant to the approval in Paragraph [a],

otherwise than pursuant to i] a Rights Issue; or ii]

the exercise of rights of subscription or conversion

under the terms of any warrant or other securities

issued by the Company carrying a right to subscribe

for shares of the Company; or iii] the exercise of

subscription rights under any employee share option

scheme; or iv] an issue of shares as scrip dividends

pursuant to the Bye-laws of the Company from time to

time, shall not exceed the aggregate of: i] 10% of

the aggregate nominal amount of the share capital of

the Company in issue at the date of passing of this

Resolution; and ii] [if the Directors of the Company

are so authorized by a separate ordinary resolution

of the shareholders of the Company] the nominal

amount of any share capital of the Company

repurchased by the Company subsequent to the passing

of this Resolution [up to a maximum equivalent to 10%

 of the aggregate nominal amount of the share capital

 of the Company in issue at the date of passing of

this Resolution], and the said approval shall be

limited accordingly; [Authority expires the earlier

of the conclusion of the next AGM or the expiration

of the period within which the next AGM is required

by the Bye-Laws of the Company or any applicable laws

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 during the relevant period, to purchase its shares,

subject to and in accordance with all applicable laws

 and requirements of the Rules Governing the Listing

of Securities on The Stock Exchange of Hong Kong

Limited, not exceeding 10% of the aggregate nominal

amount of the shares of the Company in issue at the

date of passing of this resolution

PROPOSAL #7.: Approve, conditional upon the passing          ISSUER            YES         AGAINST           AGAINST

of the Resolutions 5 and 6, to extend the general

mandate granted to the Directors of the Company

[pursuant to Resolution 5 or otherwise] and for the

time being in force to exercise the powers of the

Company to allot shares by an amount representing the

 aggregate nominal amount of the share capital

repurchased by the Company under the authority

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN ENERGY PLC

  TICKER:                  N/A                 CUSIP:   G17528251

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the report and accounts

PROPOSAL #3: Re-appointment of Ernst and Young LLP as        ISSUER            YES             FOR                  FOR

 the Auditors and to authorize the Directors to fix

their remuneration

PROPOSAL #4: Re-elect Malcolm Thorns as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect Jann Brown as a Director                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-elect Simon Thomson as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Authorize the Company to allot relevant         ISSUER            YES             FOR                  FOR

securities pursuant to Section 551 of the Companies

Act 2006

PROPOSAL #S.8: Authorize the Company to allot equity         ISSUER            YES             FOR                  FOR

securities or sell treasury shares pursuant to

Section 570 of the Companies Act 2006

PROPOSAL #S.9: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of the ordinary share capital of the Company

PROPOSAL #S.10: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #S.11: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting other than an AGM on not less than 14

 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN ENERGY PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G17528236

  MEETING DATE:      12/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the sub-division of each                   ISSUER            YES             FOR                  FOR

ordinary share of 6 2/13 pence in the capital of the

Company into 10 ordinary shares of 8/13 pence each

PROPOSAL #2.: Grant authority to make market                       ISSUER            YES             FOR                  FOR

purchases of 209,240,841 new ordinary shares

PROPOSAL #3.: Approve the LTIP Conversion and the              ISSUER            YES         AGAINST           AGAINST

Cairn Energy Plc Replacement Long Term Incentive Plan

PROPOSAL #4.: Approve the Option Conversion and the          ISSUER            YES         AGAINST           AGAINST

Cairn Energy Plc Replacement Share Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1081B108

  MEETING DATE:      7/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, the pursuant to the                        ISSUER            YES             FOR                  FOR

provisions of Section 17 and other applicable

provisions of the Companies Act, 1956, and subject to

 the confirmation of the Company Law Board, the

Registered Office of the Company be shifted from the

State of Maharashtra to the State of Rajasthan and

the Clause II of the memorandum of association be

altered by substituting the words 'Maharashtra i.e.

within the Jurisdiction of Registrar of Companies,

Maharashtra at Mumbai' by the words 'Rajasthan'; and

amend pursuant to the provisions of Section 31 of the

 Companies Act, 1956, Article 2 of the Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1081B108

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited Balance          ISSUER            YES             FOR                  FOR

Sheet as at 31 MAR 2009 and the profit and loss

account of the Company for the period ended on that

date together with the reports of the Directors and

Auditors thereon

PROPOSAL #2.: Re-appoint Mr. Aman Mehta as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Dr. Omkar Goswami as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Appoint Messrs S.R. Batliboi &                       ISSUER            YES             FOR                  FOR

Associates, as the Auditors of the Company to hold

office from the conclusion of this AGM until the

conclusion of the next AGM and approve to fix their

remuneration

PROPOSAL #5.: Appoint Ms. Jann Brown as a Director of        ISSUER            YES             FOR                  FOR

 the Company, whose term of office shall not be

liable to retirement by rotation

PROPOSAL #6.: Appoint Mr. Edward T. Story as a                   ISSUER            YES             FOR                  FOR

Director of the Company, whose term of office shall

be liable to retirement by rotation

PROPOSAL #7.: Authorize the Board of Directors,                 ISSUER            YES             FOR                  FOR

pursuant to the provisions of Section 61 of Companies

 Act, 1956 and other applicable provisions of the

laws, rules and regulations for the time being in

force, to make changes in the terms of the Prospectus

 dated 22 DEC 2006 [the 'Prospectus'] filed by the

Company with the Registrar of Companies, Maharashtra,

 Mumbai to enable transfer of the unutilized balance

of INR 5,449 million inter-se to the object category

of 'Developments from other object categories as

specified; and authorize the Board of Directors or a

Committee thereof to invest the funds, pending

utilization for the purpose as described in the

Prospectus, in principal protected funds, derivative

linked debt instruments other fixed and variable

instruments, index based debt instruments rated and

unrated debentures and bonds and any other interest

bearing instruments over and above instruments as

stated in the Prospectus including deleting, adding,

amending or in any way varying the terms of any

object(s) as specified in the prospectus, and to do

all such acts, deeds and things as may be deemed

necessary to give effect to aforesaid resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1081B108

  MEETING DATE:      2/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to Sections 391 to          ISSUER            YES             FOR                  FOR

394 read with Sections 78, 100 to 103 of the

Companies Act, 1956, Rules 67 to 87 of the Companies

[Court] Rules, 1959 and other applicable provisions,

if any, of the Act and the Rules and subject to

sanction by the Honorable High Court of Judicature at

 Bombay and Honorable High Court of Judicature at

Madras and other requisite consents and approvals, if

 any, being obtained, and subject to such terms and

conditions and modifications as may be imposed,

prescribed or suggested by the said Honorable High

Court(s) or other applicable authorities or by the

Board of Directors of respective Companies, the

Scheme of Arrangement between Cairn Energy India Pty

Limited, Cairn Energy India West B.V., Cairn Energy

Cambay B.V., Cairn Energy Gujarat B.V. and Cairn

India Limited and their respective shareholders and

creditors in terms of the Scheme laid before the

meeting; authorize the Board of Directors to sign,

seal and deliver all documents, agreement and deeds

and perform all acts, matters and things and to take

all such steps as may be necessary or desirable to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAIRN INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1081B108

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 78, 100 to 103 and other applicable

provisions, if any, of the Companies Act, 1956 and

Article 8 of the Articles of Association of the

Company and subject to the sanction of the Scheme of

Arrangement between Cairn Energy India Pty Limited,

Cairn Energy India West B.V., Cairn Energy Cambay

B,V., Cairn Energy Gujarat B.V. and Cairn India

Limited and their respective shareholders and

Creditors ['the Scheme'] by the Honorable High Court

of Judicature at Bombay and the Honorable High Court

of Judicature at Madras under Sections 391 to 394

read with Sections 78, 100 to 103 and other

applicable provisions, if any, of the Companies Act,

1956, the Goodwill arising pursuant to the Scheme

shall be adjusted against the balance in the

Securities Premium Account, not exceeding INR 15,000

crores, of the Company; authorize the Board

[including its Committee(s) thereof], for the purpose

 of giving effect to this resolution, to determine

the date and the exact amount to be utilized from the

 Securities Premium Account to adjust the Goodwill

arising pursuant to the Scheme, and to do all acts,

deeds and things as may be considered necessary,

proper or expedient without being required to seek

any further consent or approval of the Company or

otherwise to the end and intent that they shall be

deemed to have been given approval thereto expressly

by the authority of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CALTEX AUSTRALIA LTD

  TICKER:                  N/A                 CUSIP:   Q19884107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: The Chairman will present an operational        ISSUER             NO              N/A                  N/A

 excellence moment to the meeting

PROPOSAL #2: The Chairman and the Managing Director &        ISSUER             NO              N/A                  N/A

 CEO will make presentations to shareholders

PROPOSAL #3: The Chairman will discuss key issues              ISSUER             NO              N/A                  N/A

raised by shareholders prior to the meeting and will

invite questions and comments from shareholders on

these key issues and any other matters that

shareholders would like to raise at the meeting

PROPOSAL #4: The financial report, the Directors'              ISSUER             NO              N/A                  N/A

report and the Auditor's report for Caltex Australia

Limited  and the Caltex Australia Group  for the YE

31 DEC 2009 will be laid before the meeting

PROPOSAL #5: Adopt the remuneration report  which              ISSUER            YES             FOR                  FOR

forms part of the Directors' report  for Caltex  and

the Caltex Australia Group  for the YE 31 DEC 2009

PROPOSAL #6: Approve an increase of AUD 400,000 in            ISSUER            YES             FOR                  FOR

the total remuneration pool available for the Board

fees paid to Non-Executive Directors of Caltex from

AUD 1,600,000 to AUD 2,000,000  inclusive of

statutory entitlements  with effect from 01 MAY 2010

PROPOSAL #7.a: Re-elect Mr. Brant Fish as a Director,        ISSUER            YES             FOR                  FOR

 in accordance with and on the terms specified in the

 Company's Constitution

PROPOSAL #7.b: Re-elect Mr. John Thorn as a Director,        ISSUER            YES             FOR                  FOR

 in accordance with and on the terms specified in the

 Company's Constitution

PROPOSAL #7.c: Elect Mr. Robert Otteson as a                       ISSUER            YES             FOR                  FOR

Director, in accordance with and on the terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAMECO CORP

  TICKER:                  N/A                 CUSIP:   13321L108

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of John H. Clappison as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Joe F. Colvin as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of James R. Curtiss as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Donald H.F. Deranger as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of James K. Gowans as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Gerald W. Grandey as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Nancy E. Hopkins as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Oyvind Hushovd as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of J.W. George Ivany as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of A. Anne McLellan as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of A. Neil McMillan as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Victor J. Zaleschuk as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP as the Auditors         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve, on an advisory basis and not to        ISSUER            YES             FOR                  FOR

 diminish the role and responsibilities of the Board

of Directors, that the shareholders accept the

approach to executive compensation disclosed in

Cameco's Management proxy circular delivered in

advance of the 2010 annual meeting of shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAMERON INTERNATIONAL CORPORATION

  TICKER:                  CAM                 CUSIP:   13342B105

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL E. PATRICK      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JON ERIK                       ISSUER            YES             FOR                  FOR

REINHARDSEN

PROPOSAL #1C: ELECTION OF DIRECTOR: BRUCE W. WILKINSON      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAMPBELL SOUP COMPANY

  TICKER:                  CPB                 CUSIP:   134429109

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: EDMUND M. CARPENTER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL R. CHARRON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS R. CONANT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BENNETT DORRANCE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARVEY GOLUB                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWRENCE C. KARLSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RANDALL W. LARRIMORE                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARY ALICE D. MALONE                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SARA MATHEW                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM D. PEREZ                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES R. PERRIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. BARRY RAND                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NICK SHREIBER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARCHBOLD D. VAN BEUREN                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LES C. VINNEY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLOTTE C. WEBER                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF THE                 ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #3: RE-APPROVE CAMPBELL SOUP COMPANY ANNUAL         ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN IMPERIAL BK COMM TORONTO ONT

  TICKER:                  N/A                 CUSIP:   136069101

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Ernst & Young LLP [E&Y] as the         ISSUER            YES             FOR                  FOR

Auditors of CIBC until the next AGM

PROPOSAL #2.1: Elect Brent S. Belzberg as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Elect Jalynn H. Bennett as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Elect Gary F. Colter as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Elect Dominic D'Alessandro as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.5: Elect Patrick D. Daniel as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Elect Luc Desjardins as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Elect Gordon D. Giffin as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Elect Linda S. Hasenfratz as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Elect Nicholas D. Le Pan as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Elect John P. Manley as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Elect Gerald T. McCaughey as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.12: Elect Jane L. Peverett as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Elect Leslie Rahl as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Elect Charles Sirois as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Elect Robert J. Steacy as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Elect Ronald W. Tysoe as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve an advisory resolution on                 ISSUER            YES             FOR                  FOR

executive compensation approach

PROPOSAL #4.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve that the Board of

Directors submit to the vote of shareholders more

nominees than there are vacancies on the Board of

Directors

PROPOSAL #4.B: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve that the Annual Report

and the Management Proxy Circular disclose the equity

 ratio between the total compensation of the Chief

Executive Officer on the one hand, the total

compensation of the five designated executives on the

 other hand, and average total employee compensation

PROPOSAL #4.C: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve that CIBC provide a

report to shareholders within 6 months describing the

 extent to which the bank is exposed to tax haven

countries; the report shall include an assessment of

material financial, regulatory and reputational risks

 associated with subsidiaries in tax haven countries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN NAT RES LTD

  TICKER:                  N/A                 CUSIP:   136385101

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Catherine M. Best as a              ISSUER            YES             FOR                  FOR

Director of the Corporation for the

PROPOSAL #1.2: Election of N. Murray Edwards as a              ISSUER            YES             FOR                  FOR

Director of the Corporation for the

PROPOSAL #1.3: Election of Honourable Gary A. Filmon         ISSUER            YES             FOR                  FOR

as a Director of the Corporation for

PROPOSAL #1.4: Election of Ambassador Gordon D.                 ISSUER            YES             FOR                  FOR

Giffin as a Director of the Corporation for

PROPOSAL #1.5: Election of Steve W. Laut as a                     ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.6: Election of Keith A. J. MacPhail as a         ISSUER            YES             FOR                  FOR

Director of the Corporation for the

PROPOSAL #1.7: Election of Allan P. Markin as a                 ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.8: Election of Honourable Frank J.                   ISSUER            YES             FOR                  FOR

McKenna as a Director of the Corporation for

PROPOSAL #1.9: Election of James S. Palmer as a                 ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.10: Election of Eldon R. Smith as a                 ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #1.11: Election of David A. Tuer as a                   ISSUER            YES             FOR                  FOR

Director of the Corporation for the ensuing

PROPOSAL #2: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

LLP, Chartered Accountants, Calgary,

PROPOSAL #S.3: Authorize the Corporation to amend its        ISSUER            YES             FOR                  FOR

 Articles to subdivide each issued and outstanding

common share of the Corporation on a two-for-one

basis as specified

PROPOSAL #4: Amend the Corporation's amended,                     ISSUER            YES             FOR                  FOR

compiled and restated employee Stock Option Plan as

PROPOSAL #5: Transact such other business                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN NATL RY CO

  TICKER:                  N/A                 CUSIP:   136375102

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Michael R. Armellino as the                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Elect A. Charles Baillie as the                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.3: Elect Hugh J. Bolton as the Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.4: Elect Ambassador Gordon D. Giffin as          ISSUER            YES         AGAINST           AGAINST

the Director

PROPOSAL #1.5: Elect Edith E. Holiday as the Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.6: Elect V. Maureen Kempston Darkes as            ISSUER            YES             FOR                  FOR

the Director

PROPOSAL #1.7: Elect The Hon. Denis Losier as the              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Elect The Hon. Edward C. Lumley as the        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #1.9: Elect David G. A. McLean as the                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.10: Elect Claude Mongeau as the Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Elect Robert Pace as the Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2: Appoint KPMG LLP as the Auditors                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN PAC RY CO NEW

  TICKER:                  N/A                 CUSIP:   13645T100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appointment of PRICEWATERHOUSECOOPERS            ISSUER            YES             FOR                  FOR

LLP, as the Auditors

PROPOSAL #2.1: Election of John E. Cleghom as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Election of Tim W. Faithfull as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Election of Frederic J. Green as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.4: Election of Krystyna T. Hoeg as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.5: Election of Richard C. Kelly as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.6: Election of The Hon. John P. Manley as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #2.7: Election of Linda J. Morgan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.8: Election of Madeleine Paquin as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.9: Election of Michael E. J. Phelps as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.10: Election of Roger Phillips as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.11: Election of David W. Raisbeck as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.12: Election of Hartley T. Richardson as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #2.13: Election of Michael W. Wright as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Approve to consider and deemed advisable        ISSUER            YES             FOR                  FOR

 to pass a resolution confirming amendments to

general by law 1

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN TIRE LTD

  TICKER:                  N/A                 CUSIP:   136681202

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Robert M. Franklin as a            ISSUER            YES             FOR                  FOR

Director who will serve until the end of the next

annual meeting of shareholders

PROPOSAL #1.2: Election of Frank Potter as a Director        ISSUER            YES             FOR                  FOR

 who will serve until the end of the next annual

meeting of shareholders

PROPOSAL #1.3: Election of Timothy R. Price as a                ISSUER            YES             FOR                  FOR

Director who will serve until the end of the next

annual meeting of shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANADIAN UTILS LTD

  TICKER:                  N/A                 CUSIP:   136717832

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Robert T. Booth, Loraine M.         ISSUER             NO              N/A                  N/A

Charlton, David A. Dodge, Denis M.

PROPOSAL #2: Election of PricewaterhouseCoopers LLP          ISSUER             NO              N/A                  N/A

as the Auditor of the corporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANARA BANK

  TICKER:                  N/A                 CUSIP:   Y1081F109

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the Audited balance          ISSUER            YES             FOR                  FOR

sheet of the Bank as at 31 MAR 2009, profit & loss

account for the YE 31 MAR 2009, the report of the

Board of Directors on the working and activities of

the Bank for the period covered by the accounts and

the Auditors' report on the balance sheet and accounts

PROPOSAL #2.: Declare a dividend for the FY 2008-09           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Authorize the Board of Directors of the        ISSUER            YES         AGAINST           AGAINST

 Bank [hereinafter called the Board which shall be

deemed to include any Committee which the Board may

have constituted or hereafter constitute to exercise

its powers including the powers conferred by this

Resolution], pursuant to the provisions of the

Banking Companies [Acquisition and Transfer of

Undertakings] Act, 1970 and the Canara Bank [Shares

and Meetings] Regulations, 2000 and subject to the

approvals, consents, sanctions, if any, of the

Reserve Bank of India [RBI], the Government of India

[GOI], the securities and Exchange Board of India

[SEBI], and/or any other authority as may be required

 in this regard and subject to such terms, conditions

 and modifications thereto as may be prescribed by

them in granting such approvals and which may be

agreed to by the Board of Directors of the Bank and

subject to the regulations/guidelines, if any,

prescribed by the RBI, SEBI, and all other relevant

authorities from time to time and subject to the

Listing Agreements entered into with the Stock

Exchanges where the equity shares of the Bank are

listed, consent of the shareholders of the bank to

offer, issue and allot [including with provision for

reservation on firm allotment and/or competitive

basis of such part of issue and for such categories

of persons as may be permitted by the law then

applicable] by way of an offer document/prospectus or

 such other document, in India or abroad, such number

 of equity/preference shares /securities [in

accordance with the guidelines framed by RBI,

specifying the class of preference shares, the extent

 of issue of each class of such preference shares,

whether perpetual or redeemable or irredeemable and

the terms and conditions subject to which each class

of preference shares may, be issued] of the face

value of INR 10 each and in any case not exceeding

109 Crores [and aggregating to not more than 1090

crores which together with the existing Paid-up

Equity share capital of INR 410 crores amounts to INR

 1500 Crores, being the ceiling in the authorized

capita! of the Bank as per Section 3(2A) of the

Banking Companies [Acquisition and Transfer of

Undertakings] Act 1970 or, to the extent of enhanced

authorized capital as per the Amendment [if any],

that may be made to the Act in future, in such a way

that the Central Government shall all time hold not

less than 51 % of the paid-up Equity capital of the

Bank, whether at a discount or premium to the market

price, in one or more tranches, including to one or

more of the Members, employees of the Bank, Indian

National, Non-Resident Indians [NRIs] Companies,

private or public, investment institution, Societies,

 Trusts, Research organizations, Qualified

institutional buyers [QIBs] like Foreign

Institutional Investors [FIIs], Banks, Financial

Institutions, Indian Mutual Funds, Venture Capital

Funds, Foreign Venture Capital Investors, State

Industrial Development Corporations, Insurance

Companies, Provident Funds, Pension Funds,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANON INC.

  TICKER:                  N/A                 CUSIP:   J05124144

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

PROPOSAL #5: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Corporate Auditors, and Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current Corporate Auditors

PROPOSAL #6: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plans, Authorize Use of Stock Options, and

Authorize Use of Compensation-based Stock Option Plan

 for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CANON MARKETING JAPAN INC.

  TICKER:                  N/A                 CUSIP:   J05166111

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Directors and Retiring

Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAP GEMINI SA, PARIS

  TICKER:                  N/A                 CUSIP:   F13587120

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the agreements regulated under        ISSUER            YES             FOR                  FOR

 Article L.225-38 of the Code de Commerce

PROPOSAL #O.4: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

and dividend

PROPOSAL #O.5: Approve the renewal of Mr. Yann                   ISSUER            YES             FOR                  FOR

Delabriere's appointment as a Director

PROPOSAL #O.6: Approve the renewal of Mr. Paul                   ISSUER            YES             FOR                  FOR

Hermelin's appointment as a Director

PROPOSAL #O.7: Approve the renewal of Mr. Michel                ISSUER            YES             FOR                  FOR

Jalabert's appointment as a Director

PROPOSAL #O.8: Approve the renewal of Mr. Serge                 ISSUER            YES             FOR                  FOR

Kampf's appointment as a Director

PROPOSAL #O.9: Approve the renewal of Mr. Phil                   ISSUER            YES             FOR                  FOR

Laskawy's appointment as a Director

PROPOSAL #O.10: Approve the renewal of Mr. Ruud van          ISSUER            YES             FOR                  FOR

Ommeren's appointment as a Director

PROPOSAL #O.11: Approve the renewal of Mr. Terry                ISSUER            YES             FOR                  FOR

Ozan's appointment as a Director

PROPOSAL #O.12: Approve the renewal of Mr. Bruno                ISSUER            YES             FOR                  FOR

Roger's appointment as a Director

PROPOSAL #O.13: Approve the nomination of Mrs.                   ISSUER            YES             FOR                  FOR

Laurence Dors as a Director

PROPOSAL #O.14: Approve the renewal of Mr. Pierre              ISSUER            YES             FOR                  FOR

Hessler's appointment as a non-executive Director

PROPOSAL #O.15: Approve the renewal of Mr. Geoff                ISSUER            YES             FOR                  FOR

Unwin's appointment as a non-executive Director

PROPOSAL #O.16: Grant authority for the share                     ISSUER            YES             FOR                  FOR

redemption program, capped at a number of shares

equal to 10% of the Company's authorized capital

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel shares which the Company has redeemed pursuant

 to a share redemption program

PROPOSAL #E.18: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to increase the

authorized capital by incorporation of reserves

PROPOSAL #E.19: Approve the setting of general caps          ISSUER            YES             FOR                  FOR

on delegations of powers under the next seven

PROPOSAL #E.20: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue ordinary

shares and/or transferable securities giving access

to the Company's authorized capital or to award debt

securities with maintenance of a preferential right

of subscription

PROPOSAL #E.21: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue, by means

of a public offer, ordinary shares and/or

transferable securities giving access to the

Company's authorized capital or to award debt

securities with a preferential right of subscription

PROPOSAL #E.22: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue, by means

of a private placement, ordinary shares and/or

transferable securities giving access to the

Company's authorized capital, or to award debt

securities, with a preferential right of subscription

PROPOSAL #E.23: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to increase the

value of issues by means of over-allocation options

PROPOSAL #E.24: Authorize the Board of Directors in          ISSUER            YES             FOR                  FOR

the event of an issue of ordinary shares and/or

transferable securities with a preferential right of

subscription cancelled, to set the issue price in

accordance with the rules passed by the General

Meeting and capped at 10% of the Company's authorized

 capital

PROPOSAL #E.25: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue simple

ordinary shares or combined with transferable

securities giving access to the Company's authorized

capital as payment for contributions in kind to the

Company of equity capital or of transferable

securities giving access to the authorized capital

PROPOSAL #E.26: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to issue ordinary

shares and/or transferable securities giving access

to the Company's authorized capital or to award debt

securities as payment for securities contributed to

any public exchange offer initiated by the Company

PROPOSAL #E.27: Approve the delegation of powers                ISSUER            YES             FOR                  FOR

granted to the Board of Directors to make a capital

increase reserved for members of a Cap Gemini Group

Personal Equity Plan

PROPOSAL #E.28: Approve the addition to the Company's        ISSUER            YES             FOR                  FOR

 Articles of Association of a provision allowing the

Board of Directors to nominate a Vice-Chairman

PROPOSAL #E.29: Powers for the legal formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO

  TICKER:                  N/A                 CUSIP:   P25625107

  MEETING DATE:      3/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the offer received from M.C.              ISSUER            YES         AGAINST           AGAINST

Inversiones Ltda., subsidiary office of Mitsubishi

Corporation, to become shareholders of Compania

Minera Del Pacifico S.A. : a) to this purpose, the

procedure would be by means of takeover merger of

Compania Minera Huasco S.A., and in such a case, to

receive 15.9% of Company shares, and later, to

subscribe and make down payment of USD 401,000,000 of

 a capital increase of Company, with which MCI shall

increase its direct participation to a 25% paid in

capital of Company; CONTD.

PROPOSAL #2: Approve to inform about the agreement            ISSUER            YES         AGAINST           AGAINST

made by the Board of Directors of Cap S.A., the

operation and accepting the offer, subject, however,

to the ratification of the special stockholders

PROPOSAL #3: Ratify the agreement of the Board of              ISSUER            YES         AGAINST           AGAINST

Directors stated in foregoing number 2

PROPOSAL #4: Adopt the other agreements necessary to         ISSUER            YES         AGAINST           AGAINST

implement the preceding ones

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO

  TICKER:                  N/A                 CUSIP:   P25625107

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, balance sheet        ISSUER            YES             FOR                  FOR

 and profit and loss statements of the period 2009,

and be informed of the status of the Company and of

the reports of the External Auditors

PROPOSAL #2: Approve the policy of dividends                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appointment of External Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration of the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #5: Approve the remuneration of Members of          ISSUER            YES             FOR                  FOR

the Committee of Directors and budget of expenses

incurred in the operation of such Committee

PROPOSAL #6: Appointment of rating agencies                         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the account statement regarding         ISSUER            YES             FOR                  FOR

diverse operations with related parties

PROPOSAL #8: Other matters of social interest of the         ISSUER             NO              N/A                  N/A

competency of the stockholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPCOM CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J05187109

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Renewal of Countermeasures (Takeover            ISSUER            YES         AGAINST           AGAINST

Defense) in response to a Large-Scale Purchase of

Shares of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITA GROUP

  TICKER:                  N/A                 CUSIP:   G1846J115

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and the Auditors for the YE

 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend of 11.2p per            ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4: Re-elect Paul Pindar as a Director                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect Simon Pilling as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-elect Bill Grimsey as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of Ernst & Young LLP

PROPOSAL #9: Authorize the Directors, pursuant to              ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006, to allot

relevant securities  Allotment Rights ; up to an

aggregate nominal amount of GBP 4,249,438.17;

Authority expires at earlier the conclusion of the

next AGM of the Company or 10 NOV 2011 ; and the

Directors shall entitled to allot relevant securities

 after the expiry of this authority in pursuance of

such an offer or agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9 and pursuant to Section

570 of the 2006 Act, to allot equity securities

Section 560  for cash, pursuant to the authority

conferred by Resolution 9, disapplying the statutory

pre-emption rights  Section 561 , provided that this

power is limited to the allotment of equity

securities: a) in connection with a rights issue,

open offer or other offer of securities in favor of

ordinary shareholders; b) up to an aggregate nominal

amount of GBP 643,854.25; Authority shall expire upon

 the expiry of the general authority conferred by

Resolution 9 ; and the Directors shall be entitled to

 allot equity securities pursuant to any such offer

or agreement as if the power conferred hereby not

PROPOSAL #S.11: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company that is not AGM may be called by not less

than 14 clear days' notice

PROPOSAL #S.12: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Section 701 of the Companies Act 2006, to make market

 purchases  Section 693 of the Act  of up to

62,298,429 ordinary shares, at a minimum price which

is the nominal value of such share; and a maximum

price which may be paid for such a share is the

maximum price permitted under the Financial Services

Authority's Listing rules or in case of a tender

offer, 5% of the average middle market quotations for

 such shares derived from the London Stock Exchange

Daily Official List, over the previous 5 business

days immediately preceding the date on which the

terms of the tender offer are announced;  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or 10 NOV 2011 ; Contd.

PROPOSAL #CONT: Contd. and the Company, before the            ISSUER             NO              N/A                  N/A

expiry, may make a contract to purchase ordinary

shares which will or may be executed wholly or partly

 after such expiry; and all shares purchased pursuant

 to the authority conferred by this resolution 11

shall be cancelled immediately on completion of the

purchase or held in treasury

PROPOSAL #13: Approve and adopt the rules of the                ISSUER            YES             FOR                  FOR

Capita Group Plc SAYE Plan  the SAYE Plan , the

principal terms as specified and authorize the

Directors of the Company to make such amendments to

the SAYE Plan as may be necessary to obtain HMRC, to

the SAYE Plan and to do all things necessary to carry

 the SAYE Plan into effect; and authorize the

Directors of the Company to establish further plans

based on the SAYE Plan but modified to take account

of local tax, exchange control or securities Laws in

any overseas jurisdiction provided that the shares

made available under the SAYE Plan are treated as

counting towards the limits on participation in the

PROPOSAL #14: Approve and adopt the rules of the                ISSUER            YES             FOR                  FOR

Capita Group Plc 2010 Deferred Annual Bonus Plan  the

 DAB Plan , the principal terms as specified and

authorize the Directors of the Company to do or

procure to be done all such acts and things as they,

in their absolute discretion may consider necessary

or desirable to implement the DAB Plan in accordance

with its terms; and authorize the Directors of the

Company to establish further plans based on the DAB

Plan but modified to take account of local tax,

exchange control or securities Laws in any overseas

jurisdiction provided that the shares made available

under such further Plans are treated as counting

towards the limits on participation in the DAB Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITACOMMERCIAL TRUST

  TICKER:                  N/A                 CUSIP:   Y1091F107

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the report of HSBC              ISSUER            YES             FOR                  FOR

Institutional Trust Services  (Singapore) Limited, as

 trustee of CCT (the Trustee), the Statement by

CapitaCommercial Trust Management Limited, as Manager

 of CCT (the  Manager) and the audited financial

statements of CCT for the FYE   ended 31 DEC 2009 and

 the Auditors' report thereon

PROPOSAL #2: Re-appointment of Messrs KPMG LLP as the        ISSUER            YES             FOR                  FOR

 Auditors of CCT to hold office until the conclusion

of the next AGM of CCT, and authorise the Manager to

fix their remuneration

PROPOSAL #3: Authorize the Manager, to: (a) (i) issue        ISSUER            YES             FOR                  FOR

 units in CCT (Units) whether by way of rights, bonus

 or otherwise; and/or (ii) make or grant offers,

agreements or options (collectively, Instruments)

that might or would require Units to be issued,

including but not limited to the creation and issue

of (as well as adjustments to) securities, warrants,

debentures or other instruments convertible into

Units, at any time and upon such terms and conditions

 and for such purposes and to such persons as the

Manager may in its absolute discretion deem fit; and

(b) issue Units in pursuance of any Instrument made

or granted by the Manager while this Resolution was

in force (notwithstanding that the.CONTD

PROPOSAL #4: Authorize the Manager, contingent on the        ISSUER            YES             FOR                  FOR

 passing of Resolution 3, to fix the issue price for

Units that may be issued by way of placement pursuant

 to the 20% sub-limit for the issue of Units on a non

 pro rata basis referred to in Resolution 3, at a

discount exceeding 10% but not more than 20% of the

price as determined in accordance with the Listing

Manual of the SGX-ST, until 31 DEC 2010 or such later

 date as may be determined by the SGX-ST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITAL ONE FINANCIAL CORPORATION

  TICKER:                  COF                 CUSIP:   14040H105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: W. RONALD DIETZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LEWIS HAY, III             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MAYO A. SHATTUCK         ISSUER            YES             FOR                  FOR

III

PROPOSAL #02: RATIFICATION OF SELECTION OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS INDEPENDENT AUDITORS OF THE CORPORATION

FOR 2010.

PROPOSAL #03: ADVISORY APPROVAL OF CAPITAL ONE'S 2009        ISSUER            YES             FOR                  FOR

 NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING SENIOR      SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE STOCK RETENTION REQUIREMENTS.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING BOARD        SHAREHOLDER        YES             FOR               AGAINST

DECLASSIFICATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITAL SECURITIES CORP

  TICKER:                  N/A                 CUSIP:   Y11003103

  MEETING DATE:      11/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposal of merger with              ISSUER            YES             FOR                  FOR

Entie Securities Finance Co

PROPOSAL #2.: Approve the issuance of new shares                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Other issues and extraordinary motions         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITAL SECURITIES CORP

  TICKER:                  N/A                 CUSIP:   Y11003103

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of merger                                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of the issuance via private        ISSUER             NO              N/A                  N/A

 placement

PROPOSAL #A.5: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Receive the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.1 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed stock dividend: 84

shares for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B6.a: Elect of Tai Chuan Investment                     ISSUER            YES             FOR                  FOR

Co.,LTD. [shareholder No.23414811]  Representative:

George T.w. Chen as a Director

PROPOSAL #B6.b: Elec Tai Chuan Investment CO. LTD.            ISSUER            YES             FOR                  FOR

[Shareholder NO.23414811] representative: Ching-Tsun

Liu as a Director

PROPOSAL #B6.c: Elect Wen-Zhong Development CO. LTD.         ISSUER            YES             FOR                  FOR

[shareholder NO.96968020] Representative: yung tu wei

 as a Director

PROPOSAL #B6.d: Elect Kwang Hsing Industrial CO. LTD.        ISSUER            YES             FOR                  FOR

 [Shareholder NO.75183902] Representative: Shih

Chiang Lin as a Director

PROPOSAL #B6.e: Elect Chin Lung Investment CO. LTD.          ISSUER            YES             FOR                  FOR

[Shareholder NO.23362010] Representative: Chin Shun

Chen as a Director

PROPOSAL #B6.f: Elect Hung Chia Investment CO. LTD.          ISSUER            YES             FOR                  FOR

[Shareholder NO.23221125] Representative: Ya Han Lin

as a Director

PROPOSAL #B6.g: Elect Hung Chia Investment Co., Ltd.         ISSUER            YES             FOR                  FOR

[Shareholder NO.23221125] Representative: Ting Chi

Wen as a Director

PROPOSAL #B6.h: Elect Tai Lian Investment CO.,LTD.            ISSUER            YES             FOR                  FOR

[SHAREHOLDER NO.23415017] Representative: Hung Nan

Lin as a Director

PROPOSAL #B6.i: Elect Tai Lian Investment CO.,Ltd.            ISSUER            YES             FOR                  FOR

[Shareholder NO.23415017]Representative: Yuh Chyi Kuo

 as a Director

PROPOSAL #B6.j: Election of CHANG PANG CHANG as an            ISSUER            YES             FOR                  FOR

Independent Director of the Company [ID NO.N102640906]

PROPOSAL #B6.k: Election of WEN CHIH HUANG as an                ISSUER            YES             FOR                  FOR

Independent Director of the Company [ID NO.S102212577]

PROPOSAL #B6.l: Election of HSIN-HUI LIN as an                   ISSUER            YES             FOR                  FOR

Independent Director of the Company [ID NO.S100449870]

PROPOSAL #B6.m: Election of CHIH TIEN HUANG as an              ISSUER            YES             FOR                  FOR

Independent Director of the Company [ID NO.T120881240]

PROPOSAL #B6.n: Elect San River Industrial CO.Ltd.            ISSUER            YES             FOR                  FOR

[Shareholder NO.12150637]Representative: Chun Sheng

Chang as a Supervisor

PROPOSAL #B6.o: Elect Yi Hsin Development CO.,LTD.            ISSUER            YES             FOR                  FOR

[Shareholder NO.97455028] Representative: Chang Fu Wu

 as a Supervisor

PROPOSAL #B6.p: Elect Hung sheng Industrial CO., LTD.        ISSUER            YES             FOR                  FOR

 Shareholder NO.23416260 Representative: sheng chang

lai as a Supervisor

PROPOSAL #B6.q: Elect Paragon Investment CO., LTD.            ISSUER            YES             FOR                  FOR

Shareholder NO.23535076 Representative: Han Tung Lin

as a Supervisor

PROPOSAL #B6.r: Elect Ata Investment Company                       ISSUER            YES             FOR                  FOR

Shareholder NO.23357591 Representative: Li Wei Hsiou

MA as a Supervisor

PROPOSAL #B.7: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITALAND LTD

  TICKER:                  N/A                 CUSIP:   Y10923103

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Public Offering of the                ISSUER            YES             FOR                  FOR

issued ordinary shares held by the Company in the

share capital of Capital and Retail Limited [to be

renamed CapitaMalls Asia Limited] [CapitaMalls Asia],

 provided that the Company retains majority control

of CapitaMalls Asia immediately after the Proposed

Offering; and authorize the Directors of the Company

and/or any of them to complete and to do all such

acts and things [including approving, amending,

modifying, supplementing and executing such documents

 as may be required], as they and/or he may consider

necessary or expedient to give effect to the

transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITALAND LTD

  TICKER:                  N/A                 CUSIP:   Y10923103

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and audited financial statements for the YE 31 DEC

2009 and the Auditors' report thereon

PROPOSAL #2.: Declare a first and final 1-tier                   ISSUER            YES             FOR                  FOR

dividend of SGD 0.055 per share and a special 1-tier

dividend of SGD 0.05 per share for the YE 31 DEC 2009

PROPOSAL #3.: Approve the Directors' fees of SGD                ISSUER            YES             FOR                  FOR

1,183,331 for the YE 31 DEC 2009

PROPOSAL #4.a: Re-appointment of Dr. Hu Tsu Tau as a         ISSUER            YES             FOR                  FOR

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50 of Singapore, to hold

office from the date of this AGM until the next AGM

PROPOSAL #4.b: Re-appointment of Mr. Richard Edward          ISSUER            YES             FOR                  FOR

Hale as a Director, who retires under Section 153(6)

of the Companies Act, Chapter 50 of Singapore to hold

 office from the date of this AGM until the next AGM

PROPOSAL #5.a: Re-election of Mr. Peter Seah Lim Huat        ISSUER            YES             FOR                  FOR

 as a Director, who retires by rotation pursuant to

Article 95 of the Articles of Association of the

Company

PROPOSAL #5.b: Re-election of Mr. Liew Mun Leong as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation pursuant to

Article 95 of the Articles of Association of the

PROPOSAL #6.a: Re-election of Dr. Fu Yuning as a                ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 101 of the

Articles of Association of the Company

PROPOSAL #6.b: Re-election of Mr. John Powell                     ISSUER            YES             FOR                  FOR

Morschel as a Director, who retires pursuant to

Article 101 of the Articles of Association of the

PROPOSAL #7.: Re-appointment of the Messrs KPMG LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company and to authorize the

Directors to fix their remuneration

PROPOSAL #8.: Transact such other business                           ISSUER             NO              N/A                  N/A

PROPOSAL #9.: Appointment of Mr. Ng Kee Choe as a              ISSUER            YES             FOR                  FOR

Director pursuant to Article 101 of the Articles of

Association of the Company, with effect from 16 APR

2010

PROPOSAL #10.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies

Act, Chapter 50 of Singapore issue shares in the

capital of the Company [shares] whether by way of

rights, bonus or otherwise; and/or to make grant

offers agreements or options [collectively

Instruments] that might or would require shares to be

 issued, including but not limited to the creation

and issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

deem fit; and [notwithstanding the authority

conferred by this resolution may have ceased to be in

 force] issue shares in pursuance of any instrument

made or granted by the Directors while this

resolution was in force; the aggregate number of

shares to be issued pursuant to this resolution

[including shares to be issued in pursuance of

instruments made or granted pursuant to this

resolution] dose not exceed 50% of the total number

of issued shares [excluding treasury shares] in the

capital of the Company [as calculated in accordance

with this Resolution], of which the aggregate number

of shares to be issued other than on a pro rata basis

 to shareholders of the Company [including shares to

be issued in pursuance of Instruments made or granted

 pursuant to this Resolution] does not exceed 10% of

the total number of issued shares [excluding treasury

 shares] in the capital of the Company [as calculated

 in accordance with this Resolution]; [subject to

such manner of calculation as may be prescribed by

the Singapore Exchange Securities Trading Limited

[SGX-ST] for the purpose of determining the aggregate

 number of shares that may be issued under this

Resolution, the total number of issued shares

[excluding treasury shares] shall be based on the

total number of issued shares [excluding treasury

shares] in the capital of the Company at the time

this Resolution is passed, after adjusting for: new

shares arising from the conversion or exercise of any

 convertible securities or share options or vesting

of share awards which are outstanding or subsisting

at the time this Resolution is passed; and any

subsequent bonus issue, consolidation or subdivision

of shares; in exercising the authority conferred by

this Resolution, the Company shall comply with the

provisions of the Listing Manual of the SGX-ST for

the time being in force [unless such compliance has

been waived by the SGX-ST] and the Articles of

Association for the time being of the Company; and

[Authority expires the earlier or at the conclusion

of the next AGM of the Company or the date by which

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITALAND LTD

  TICKER:                  N/A                 CUSIP:   Y10923103

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 (the 'Companies Act'), to

purchase or otherwise acquire ordinary shares in the

capital of the Company (Shares) not exceeding in

aggregate the Maximum Limit (as specified), at such

price or prices as may be determined by the Directors

 from time to time up to the Maximum Price (as

specified), whether by way of: CONTD

PROPOSAL #2: Approve a new performance share plan to         ISSUER            YES             FOR                  FOR

be known as the 'CapitaLand Performance Share Plan

2010' (the 'CapitaLand PSP 2010'), the rules of

which, for the purpose of identification, have been

subscribed to by the Chairman of the Meeting, under

which awards (PSP Awards) of fully paid-up Shares,

their equivalent cash value or combinations thereof

will be granted, free of payment, to selected

employees (including Executive Directors) CONTD

PROPOSAL #3: Approve a new restricted share plan to          ISSUER            YES             FOR                  FOR

be known as the 'CapitaLand Restricted Share Plan

2010' (the 'CapitaLand RSP 2010'), the rules of

which, for the purpose of identification, have been

subscribed to by the Chairman of the Meeting, under

which awards (RSP Awards) of fully paid-up Shares,

their equivalent cash value or combinations thereof

will be granted, free of payment, to selected

employees (including Executive Directors CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITAMALL TRUST

  TICKER:                  N/A                 CUSIP:   Y1100L160

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Report of HSBC            ISSUER            YES             FOR                  FOR

Institutional Trust Services [Singapore] Limited, as

trustee of CMT [the Trustee], the Statement by

CapitaMall Trust Management Limited, as manager of

CMT [the Manager], and the audited financial

statements of CMT for the FYE 31 DEC 2009 and the

Auditors' report thereon

PROPOSAL #2.: Re-appoint KPMG LLP as the Auditors of         ISSUER            YES             FOR                  FOR

CMT to hold office until the conclusion of the next

AGM of CMT, and authorize the Manager to fix their

remuneration

PROPOSAL #3.: Authorize the Manager, to: (a) (i)                ISSUER            YES             FOR                  FOR

issue units in CMT (Units) whether by way of rights,

bonus or otherwise; and/or (ii) make or grant offers,

 agreements or options (collectively, Instruments)

that might or would require Units to be issued,

including but not limited to the creation and issue

of (as well as adjustments to) securities, warrants,

debentures or other instruments convertible into

Units, at any time and upon such terms and conditions

 and for such purposes and to such persons as the

Manager may in its absolute discretion deem fit; and

(b) issue Units in pursuance of any Instrument made

or granted by the Manager while this Resolution was

in force (notwithstanding that the authority

conferred by this Resolution may have ceased to be in

 force at the time such Units are issued), provided

that: (1) the aggregate number of Units to be issued

pursuant to this Resolution (including Units to be

issued in pursuance of Instruments made or granted

pursuant to this Resolution) shall not exceed 50% of

the total number of issued Units (excluding treasury

Units, if any) (as calculated in accordance with this

 resolution), of which the aggregate number of Units

to be issued other than on a prorata basis to

Unitholders shall not exceed 20% of the total number

of issued Units (excluding treasury Units, if any)

(as calculated in accordance with this paragraph);

(2) subject to such manner of calculation as may be

prescribed by Singapore Exchange Securities Trading

Limited [the SGXST] for the purpose of determining

the aggregate number of  Units that may be issued

under sub-paragraph (1) above, the total number of

issued Units (excluding treasury Units, if any) shall

 be based on the number of issued Units (excluding

treasury Units, if any) at the time this Resolution

is passed, after adjusting for: (a) any new Units

arising from the conversion or exercise of any

Instruments which are outstanding at the time this

Resolution is passed; and (b) any subsequent bonus

issue, consolidation or subdivision of Units; (3) in

exercising the authority conferred by this

Resolution, the Manager shall comply with the

provisions of the Listing Manual of the SGX-ST for

the time being in force (unless such compliance has

been waived by the SGX-ST) and the trust deed

constituting CMT (as amended) (the Trust Deed) for

the time being in force (unless otherwise exempted or

 waived  by the Monetary Authority of Singapore); (4)

 (unless revoked or varied by the Unitholders in a

general meeting) the authority conferred by this

Resolution shall continue in force until (i) the

conclusion of the next AGM of CMT or (ii) the date by

 which the next AGM of CMT is required by applicable

regulations to be held, whichever is earlier; (5)

where the terms of the issue of the Instruments

provide for adjustment to the number of Instruments

or Units into which the Instruments may be converted,

 in the event of rights, bonus or other

capitalisation issues or any other events, the

Manager is authorised to issue additional Instruments

PROPOSAL #4.: Authorize the Manager, contingent on            ISSUER            YES             FOR                  FOR

the passing of Resolution 3 above, to fix the issue

price for Units that may be issued by way of

placement pursuant to the 20% sub-limit on a non pro

rata basis referred to in Resolution 3 above, at a

discount exceeding 10% but not more than 20% of the

price as determined in accordance with the Listing

Manual of the SGX-ST, until 31 DEC 2010 or such later

 date as may be determined by the SGX-ST

PROPOSAL #5.: Transact such other business                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CAPITAMALL TRUST

  TICKER:                  N/A                 CUSIP:   Y1100L160

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the acquisition of Clarke Quay          ISSUER            YES             FOR                  FOR

the Acquisition  from Clarke Quay Pte Limited  the

vendor  for a purchase consideration of SGD 268

million on the terms and conditions set out in the

Sale and Purchase Agreement dated 09 FEB 2010  the

Sale and Purchase Agreement  made between HSBC

institutional Trust Services  Singapore  Limited, as

trustee of CMT  the trustee  and the vendor; approve

and ratify the entry into of he Sale and Purchase

Agreement; approve the payment of all fees and

expenses relating to the acquisition; and authorize

the CapitaMall Trust Management Limited, as Manager

of CMT  the Manager , any Director of the Manager,

and the Trustee, to complete and do all such acts and

 things  including executing all such documents as

may be required  as the Manager, such Director of the

 Manager or, as the case may be, the Trustee may

consider expedient or necessary or in the interests

of CMT to give effect to the acquisition

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARDINAL HEALTH, INC.

  TICKER:                  CAH                 CUSIP:   14149Y108

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: COLLEEN F. ARNOLD        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GEORGE S. BARRETT        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GLENN A. BRITT             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CALVIN DARDEN               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: BRUCE L. DOWNEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN F. FINN                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: GREGORY B. KENNY         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: RICHARD C.                   ISSUER            YES             FOR                  FOR

NOTEBAERT

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID W. RAISBECK        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JEAN G.                        ISSUER            YES             FOR                  FOR

SPAULDING, M.D.

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

PROPOSAL #03: TO RE-APPROVE MATERIAL TERMS OF THE              ISSUER            YES             FOR                  FOR

PERFORMANCE CRITERIA UNDER CARDINAL HEALTH'S AMENDED

& RESTATED MANAGEMENT INCENTIVE PLAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

PERFORMANCE-BASED STOCK OPTIONS.

PROPOSAL #05: SHAREHOLDER PROPOSAL TO AMEND THE CODE    SHAREHOLDER        YES         AGAINST               FOR

OF REGULATIONS TO REQUIRE THAT THE CHAIRMAN OF THE

BOARD BE AN INDEPENDENT DIRECTOR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARLSBERG AS

  TICKER:                  N/A                 CUSIP:   K36628137

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the activities of         ISSUER             NO              N/A                  N/A

the Company in the past year

PROPOSAL #2: Approve the audited annual report for            ISSUER            YES             FOR                  FOR

approval and grant discharge to the Supervisory Board

 and the Executive Board from their obligations

PROPOSAL #3: Approve the proposal for distribution of        ISSUER            YES             FOR                  FOR

 the profit for the year, including declaration of

dividends; the Supervisory Board proposes a dividend

of DKK 3.50 per share

PROPOSAL #4: Approve the Treasury Shares; the                     ISSUER            YES         AGAINST           AGAINST

Supervisory Board requests the authorization of the

general meeting to acquire treasury shares until 24

MAR 2015 at a nominal value of up to 10% of the

nominal share capital at the price quoted on the

Copenhagen Stock Exchange at the time of the

acquisition with a deviation of up to 10%

PROPOSAL #5.a: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

change of Article 2: the present provision regarding

registered office lapses

PROPOSAL #5.b: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

new Article 2: Company's corporate language is English

PROPOSAL #5.c: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: the

new Article 14: Electronic Communication  Article 8

has lapsed and Articles 9 to 14 are renumbered to

Articles 8 to 13  as specified

PROPOSAL #5.d: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 15 (1): notice convening general meeting

 as specified

PROPOSAL #5.e: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 17: EGM  as specified

PROPOSAL #5.f: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 18: Adjournment of a commenced general

meeting  as specified

PROPOSAL #5.g: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 19: Adjournment of a commenced general

meeting  as specified

PROPOSAL #5.h: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 20: right to attend the general meeting

as specified

PROPOSAL #5.i: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 21 (1): submission of subjects for the

agenda of the general meeting; time-limits  as

specified

PROPOSAL #5.j: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 22: rules regarding proxy  as specified

PROPOSAL #5.k: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 24 (2. f): agenda item for the AGM  as

specified

PROPOSAL #5.l: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association: change

 of Article 26 (2): availability of minutes from the

general meeting  as specified

PROPOSAL #5.m: Approve to change Articles and to                ISSUER            YES             FOR                  FOR

revise the Articles of Association partly as a result

 of the new Danish Companies Act which enters into

force on 01 MAR 2010 and partly as a result of a

general update of the Articles of Association:

authorize the Supervisory Board to make the

appropriate changes to the references and terms and

definitions in the Articles of Association as a

result of the entering into force of the new

Companies Act, including changing the Danish word

aktiebog  shareholders' register  to ejerbog

shareholders' register  and aktieselskabsloven

public Companies Act  to selskabsloven  Companies Act

  and to change Vardipapircentralen to VP Securities

A/S and finally to make such alterations and

additions to the resolutions passed and in other

conditions as may be required by the commerce and

Companies agency in order to register the resolutions

 adopted at the general meeting

PROPOSAL #6.a: Re-elect Jess Soderberg as a member to        ISSUER            YES             FOR                  FOR

 the Supervisory Board, who retires by rotation in

accordance with Article 27(3)

PROPOSAL #6.b: Re-elect Flemming Besenbacher as a              ISSUER            YES             FOR                  FOR

member to the Supervisory Board, who retires by

rotation in accordance with Article 27(3)

PROPOSAL #6.c: Re-elect Per Ohrgaard as a member to          ISSUER            YES             FOR                  FOR

the Supervisory Board, who retires by rotation in

accordance with Article 27(3)

PROPOSAL #6.d: Election of Lars Stemmerik as a member        ISSUER            YES             FOR                  FOR

 to the Supervisory Board

PROPOSAL #7: Re-elect KPMG Statsautoriseret                        ISSUER            YES             FOR                  FOR

Revisionspartnerselskab as the state-authorized

Public Accountant to audit the accounts for the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARNIVAL CORPORATION

  TICKER:                  CCL                 CUSIP:   143658300

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO RE-ELECT MICKY ARISON AS A DIRECTOR         ISSUER            YES             FOR                  FOR

OF CARNIVAL CORPORATION AND AS A DIRECTOR OF CARNIVAL

 PLC.

PROPOSAL #02: TO ELECT SIR JONATHON BAND AS A                     ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #03: TO RE-ELECT ROBERT H. DICKINSON AS A            ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #04: TO RE-ELECT ARNOLD W. DONALD AS A                 ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #05: TO RE-ELECT PIER LUIGI FOSCHI AS A                ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #06: TO RE-ELECT HOWARD S. FRANK AS A                   ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #07: TO RE-ELECT RICHARD J. GLASIER AS A              ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #08: TO RE-ELECT MODESTO A. MAIDIQUE AS A            ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #09: TO RE-ELECT SIR JOHN PARKER AS A                   ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #10: TO RE-ELECT PETER G. RATCLIFFE AS A              ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #11: TO RE-ELECT STUART SUBOTNICK AS A                 ISSUER            YES             FOR                  FOR

DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR OF

 CARNIVAL PLC.

PROPOSAL #12: TO RE-ELECT LAURA WEIL AS A DIRECTOR OF        ISSUER            YES             FOR                  FOR

 CARNIVAL CORPORATION AND AS A DIRECTOR OF CARNIVAL

PROPOSAL #13: TO RE-ELECT RANDALL J. WEISENBURGER AS         ISSUER            YES             FOR                  FOR

A DIRECTOR OF CARNIVAL CORPORATION AND AS A DIRECTOR

OF CARNIVAL PLC.

PROPOSAL #14: TO RE-ELECT UZI ZUCKER AS A DIRECTOR OF        ISSUER            YES             FOR                  FOR

 CARNIVAL CORPORATION AND AS A DIRECTOR OF CARNIVAL

PROPOSAL #15: TO RE-APPOINT THE UK FIRM OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

FOR CARNIVAL PLC AND TO RATIFY THE SELECTION OF THE

U.S. FIRM OF PRICEWATERHOUSECOOPERS LLP AS THE

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING

FIRM FOR CARNIVAL CORPORATION.

PROPOSAL #16: TO AUTHORIZE THE AUDIT COMMITTEE OF              ISSUER            YES             FOR                  FOR

CARNIVAL PLC TO AGREE THE REMUNERATION OF THE

INDEPENDENT AUDITORS OF CARNIVAL PLC.

PROPOSAL #17: TO RECEIVE THE UK ACCOUNTS AND REPORTS         ISSUER            YES             FOR                  FOR

OF THE DIRECTORS AND AUDITORS OF CARNIVAL PLC FOR THE

 YEAR ENDED NOVEMBER 30, 2009 (IN ACCORDANCE WITH

LEGAL REQUIREMENTS APPLICABLE TO UK COMPANIES).

PROPOSAL #18: TO APPROVE THE DIRECTORS' REMUNERATION         ISSUER            YES             FOR                  FOR

REPORT OF CARNIVAL PLC FOR THE YEAR ENDED NOVEMBER

30, 2009 (IN ACCORDANCE WITH LEGAL REQUIREMENTS

APPLICABLE TO UK COMPANIES).

PROPOSAL #19: TO APPROVE THE GIVING OF AUTHORITY FOR         ISSUER            YES             FOR                  FOR

THE ALLOTMENT OF NEW SHARES BY CARNIVAL PLC (IN

ACCORDANCE WITH CUSTOMARY PRACTICE FOR UK COMPANIES).

PROPOSAL #20: TO APPROVE THE DISAPPLICATION OF PRE-           ISSUER            YES             FOR                  FOR

EMPTION RIGHTS IN RELATION TO THE ALLOTMENT OF NEW

SHARES BY CARNIVAL PLC (IN ACCORDANCE WITH CUSTOMARY

PRACTICE FOR UK COMPANIES).

PROPOSAL #21: TO APPROVE A GENERAL AUTHORITY FOR                ISSUER            YES             FOR                  FOR

CARNIVAL PLC TO BUY BACK CARNIVAL PLC ORDINARY SHARES

 IN THE OPEN MARKET (IN ACCORDANCE WITH LEGAL

REQUIREMENTS APPLICABLE TO UK COMPANIES DESIRING TO

IMPLEMENT SHARE BUY BACK PROGRAMS).

PROPOSAL #22: TO CONSIDER A SHAREHOLDER PROPOSAL.          SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARREFOUR SA, PARIS

  TICKER:                  N/A                 CUSIP:   F13923119

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve pursuant to Article L.225-42-1        ISSUER            YES         AGAINST           AGAINST

 of the Commercial Code

PROPOSAL #O.4: Approve pursuant to Article L.225-42-1        ISSUER            YES             FOR                  FOR

 of the Commercial Code

PROPOSAL #O.5: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.6: Approve to renew Mrs. Anne-Claire                ISSUER            YES             FOR                  FOR

Taittinger's term as a Board Member

PROPOSAL #O.7: Approve to renew Mr. Sebastien Bazin's        ISSUER            YES             FOR                  FOR

 term as a Board Member

PROPOSAL #O.8: Approve to renew Mr. Thierry Breton's         ISSUER            YES             FOR                  FOR

term as a Board Member

PROPOSAL #O.9: Approve to renew Mr. Charles                        ISSUER            YES             FOR                  FOR

Edelstenne's term as a Board Member

PROPOSAL #O.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant options to purchase shares of the Company in

favor of the Employees or Officers of the Company or

its Subsidiaries

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out free allocations of shares with or without

performance conditions, in favor of the Employees or

Corporate Officers of the Company or its Subsidiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARSO GLOBAL TELECOM SAB DE CV

  TICKER:                  N/A                 CUSIP:   P2142R108

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Presentation and, if relevant, approval         ISSUER             NO              N/A                  N/A

of the report from the general Director prepared in

accordance with Article 172 of the general mercantile

 companies law and Article 44, Part XI, of the

securities market law, accompanied by the opinion of

the outside auditor, regarding the operations and

results of the Company for the FYE 31 DEC 2009, as

well as the opinion of the Board of Directors

regarding the content of said report, presentation

and, if relevant, approval of the report from the

Board of Directors that is referred to in Article

172, line b, of the general mercantile companies law

in which are contained the ma in accounting and

information policies and criteria followed in the

preparation of the financial information of the

Company, presentation and, if relevant, approval of

the report of the activities..CONTD

PROPOSAL #II: Presentation and, if relevant, approval        ISSUER             NO              N/A                  N/A

 of the proposal for the allocation of results

resolutions in this regard

PROPOSAL #III: Ratification, if relevant, of the term        ISSUER             NO              N/A                  N/A

 in office of the Board of Directors and of the

general Director for the 2009 FY and appointment or

ratification, if relevant, of the people who will

make up the Board of Directors of the Company and

other bodies, after classification of their

independence, if relevant, as well as of the

Chairperson of the audit Committee, as well as

determination of the corresponding compensation

PROPOSAL #IV: Approval of the maximum amount of funds        ISSUER             NO              N/A                  N/A

 that can be allocated to the acquisition of shares

of the Company for the 2010 FY, as well as a proposal

 and, if relevant, approval regarding the provisions

and policies relate d to the acquisition of shares of

 t he company resolutions in this regard

PROPOSAL #V: Designation of delegates who will carry         ISSUER             NO              N/A                  N/A

out the resolutions passed by this meeting and, if

relevant, formalize them as appropriate resolutions

in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CARSO INFRAESTRUCTURA Y CONSTRUCCION SA DE CV, CIU

  TICKER:                  N/A                 CUSIP:   P20887108

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the presentation, for the                 ISSUER            YES             FOR                  FOR

applicable purposes of the general Director's report

on the Company's course of business and transactions

corresponding to the FYE as of 31 DEC 2009, including

 the financial statements as of such date and the

External Auditor's report, of the opinion and of the

Board of Directors, reports referred to in Clauses

c), d) and e), Paragraph IV of Article 28 of the

Securities Market Law, of the corporate practices and

 Audit Committee's report, and the report on the

compliance with fiscal obligations; resolutions in

connection thereto

PROPOSAL #II.: Approve the proposal in connection              ISSUER            YES             FOR                  FOR

with the allocation of profits; resolutions in

connection thereto

PROPOSAL #III.: Ratify the Board of Directors, and            ISSUER            YES             FOR                  FOR

the General Director's performance for FY 2009;

resolutions in connection thereto

PROPOSAL #IV.: Approve the designation or                            ISSUER            YES             FOR                  FOR

ratification, as the case may be, of the Members and

Officers of the Board of Directors, as well as of the

 Members and the Chairman of the Corporate practices

and Audit Committee; and the evaluation of the

Directors, Independence and compensations, and any

other derived from the foregoing

PROPOSAL #V.: Approve the agreements on the                        ISSUER            YES             FOR                  FOR

formalization and compliance of the resolutions to be

 adopted by the meeting, and designation of special

delegates; resolutions in connection thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CASINO GUICHARD PERRACHON, SAINT ETIENNE

  TICKER:                  N/A                 CUSIP:   F14133106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2010

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2010

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY - setting of the dividend

PROPOSAL #O.4: Approve the Regulated Agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Authorize the Company to purchase its         ISSUER            YES             FOR                  FOR

own shares

PROPOSAL #O.6: Ratify the appointment of Mr. Pierre          ISSUER            YES             FOR                  FOR

GIACOMETTI as Censor

PROPOSAL #O.7: Approve the remuneration allocated to         ISSUER            YES             FOR                  FOR

the Censor

PROPOSAL #O.8: Appointment of the firm Ernst & Young         ISSUER            YES             FOR                  FOR

et Autres as Permanent Statutory Auditor

PROPOSAL #O.9: Appointment of the firm Deloitte &              ISSUER            YES             FOR                  FOR

Associes as Permanent Statutory Auditor

PROPOSAL #O.10: Appointment of the firm Auditex as            ISSUER            YES             FOR                  FOR

substitute Statutory Auditor of the firm Ernst &

Young et Autres

PROPOSAL #O.11: Appointment of the firm Beas as                 ISSUER            YES             FOR                  FOR

substitute Statutory Auditor of the firm Deloitte &

Associes

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares or securities entitling to the

allocation of new shares or existing shares of the

Company or to debt securities, with cancellation of

preferential subscription rights, by way of an offer

directed to individuals referred to in Article L.

411-2, II of the Monetary and Financial Code

PROPOSAL #E.13: Grant options to purchase shares in          ISSUER            YES             FOR                  FOR

favor of employees or officers of the Company or

Associated Companies

PROPOSAL #E.14: Grant options to subscribe to shares         ISSUER            YES             FOR                  FOR

in favor of employees or officers of the Company or

Associated Companies

PROPOSAL #E.15: Authorize the Board of Management to         ISSUER            YES             FOR                  FOR

increase capital or to give owned shares to employees

PROPOSAL #E.16: Approve the Merger by absorption of          ISSUER            YES             FOR                  FOR

the Company Viver

PROPOSAL #E.17: Acknowledge the capital increase as a        ISSUER            YES             FOR                  FOR

 consequence of the fusion-absorption and amendment

of Article 6 of the Statutes

PROPOSAL #E.18: Approve the Harmonization of the                ISSUER            YES             FOR                  FOR

Statutes in compliance with law, allowing the

participation of the shareholders to the Meetings by

electronic telecommunication means

PROPOSAL #E.19: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CASIO COMPUTER CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J05250139

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors,  Adopt

Reduction of Liability System for Outside Auditors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CASTROL INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1143S115

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company, from INR 124,00,00,000

divided into 12,40,00,000 equity shares of INR 10

each to INR 248,00,00,000 divided into 24,80,00,000

equity shares of INR 10 each

PROPOSAL #2.: Amend, Clause V[a] of the Memorandum of        ISSUER            YES             FOR                  FOR

 Association of the Company by deleting and the

specified substituted in its place: the authorized

share capital of the Company is INR 248,00,00,000

divided into 24,80,00,000 Equity Shares of INR 10 each

PROPOSAL #S.3: Amend, the first paragraph of Article         ISSUER            YES             FOR                  FOR

3 beginning with the words the authorized share

capital and ending with the words [INR 10] each to

the Articles of Association of the Company by

deleting the specified paragraph be substituted in

its place the authorized share capital of the Company

 is INR 248,00,00,000 divided into 24,80,00,000

Equity Shares of INR 10 each

PROPOSAL #4.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company, pursuant to the applicable provisions of

the Companies Act, 1956 Article 168 of the Articles

of Association of the Company and in accordance with

the Securities and Exchange Board of India [issue of

capital and disclosure requirements] regulations,

2009 [the Regulations] subject to the necessary

approvals and/or sanctions of Reserve Bank of India

and such other appropriate/concerned authorities, as

may be necessary and modifications as may be

specified whilst granting the said approvals, to

capitalize a sum of INR 123,64,02,980 out of the

balance standing to the credit of the General

Reserves as on 31st DEC 2009 and apply the same in

paying up in full at par 12,36,40,298 Equity Shares

of INR 10 each in capital of the Company, such shares

 to be appropriated as capital and as fully paid

Bonus shares allotted and distributed to and amongst

persons who at the close of business hours on the

date so determined by the Directors in consultation

with the Stock Exchanges [Record Date] are entitled

to become the registered holder of the Equity Shares

of the Company in the proportion of one new Equity

Share for every one existing Equity Share held on

such Record Date by such holders respectively; and

the shares so distributed shall be treated for all

purposes as n increase in the amount of capital held

by each Member and not as income; and the said

12,36,40,298 new Equity Shares to be issued and

allotted as fully paid-up Bonus Shares shall be

subject to the Memorandum and Articles of Association

 of the Company and shall subject thereto rank pari

passu with existing Equity Shares in all respects

save and except that such new Equity Shares shall

carry the right to receive dividend that may be

paid/declared on or after the allotment of such Bonus

 Shares for the FYE 31 DEC 2010; and such allotment

of Bonus Shares to non-resident shareholders of the

Company shall be subject to the approval of the

Reserve Bank of India under the Foreign Exchange

Management Act, 2000; and this Resolution will not be

 operative in the event of the Company being unable

to obtain Bonus Shares to Castrol Limited, U.K. and

BP Mauritius Limited in the proportion mentioned in

above; and no letter of allotment shall be issued in

respect of the Bonus shares but in the case of

Members who hold Equity Shares [or opt to receive the

 Bonus Shares] in dematerialized form, the Bonus

shares shall be credited to the respective

beneficiary accounts of the Members with their

respective Depository Participants and in the case of

 Members who hold Equity Shares in physical form, the

 share certificates in respect of the Bonus Shares

shall be dispatched, within such time as prescribed

by law and the relevant authorities; and to take

necessary steps to list the Bonus Shares issued on

the Bombay Stock Exchange Limited and the National

Stock Exchange of India Limited; and for the purpose

of giving effect to this Resolution, to give such

direction, as may be necessary or desirable and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CASTROL INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1143S115

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors report          ISSUER            YES             FOR                  FOR

and the audited profit and loss account for the YE 31

 DEC 2009 and the balance sheet as at that date and

the Auditors report thereon

PROPOSAL #2: Declare a final dividend on 12,36,40,298        ISSUER            YES             FOR                  FOR

 equity shares for the YE 31 DEC 2009

PROPOSAL #3: Re-appointment of Mr. S.M. Datta as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4: Re-appointment of Mr. D.S. Parekh as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5: Appointment of S.R. Batibol and Company         ISSUER            YES             FOR                  FOR

as the Auditors of the Company by the

PROPOSAL #6: Appointment of a Director in place of            ISSUER            YES             FOR                  FOR

Mr. R. Kirpalani who vacates office at

PROPOSAL #s.7: Approve the Company, pursuant to the          ISSUER            YES             FOR                  FOR

provisions of Sections 198,269,309 and other

applicable provisions, if any of the Companies Act,

1956  the Act  read with Schedule XIII of the Act,

the appointment of Mr. R. Kirpalani as a Whole time

Director of the Company designated as Director

Automotive and Chief Operating Officer for a period

of 5 years with effect from 01 MAY 2009 to 30 APR

2014 upon the items and conditions including

remuneration and minimum remuneration as set out in

the Agreement entered into by the Company with Mr.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CATCHER TECHNOLOGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y1148A101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The indirect investment in people's            ISSUER             NO              N/A                  N/A

republic of China

PROPOSAL #A.4: The status of the local unsecured                ISSUER             NO              N/A                  N/A

convertible corporate bonds

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution           ISSUER            YES             FOR                  FOR

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the status of capital                       ISSUER            YES             FOR                  FOR

injection by issuing new shares or convertible bonds

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.8: Elect Ming Long Wang as a Director [ID        ISSUER            YES         AGAINST           AGAINST

 NO.C100552048]

PROPOSAL #B.9: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.10: Extraordinary motions                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CATERPILLAR INC.

  TICKER:                  CAT                 CUSIP:   149123101

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN T. DILLON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JUAN GALLARDO                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM A. OSBORN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD B. RUST, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN C. SCHWAB                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY AUDITORS                                                  ISSUER            YES             FOR                  FOR

PROPOSAL #03: AMEND 2006 LONG-TERM INCENTIVE PLAN               ISSUER            YES             FOR                  FOR

PROPOSAL #04: AMEND ARTICLES AND BYLAWS TO DECLASSIFY        ISSUER            YES             FOR                  FOR

 BOARD

PROPOSAL #05: AMEND ARTICLES AND BYLAWS TO ELIMINATE         ISSUER            YES             FOR                  FOR

SUPERMAJORITY VOTE REQUIREMENTS

PROPOSAL #06: STOCKHOLDER PROPOSAL - INDEPENDENT           SHAREHOLDER        YES         AGAINST               FOR

CHAIRMAN OF THE BOARD

PROPOSAL #07: STOCKHOLDER PROPOSAL - REVIEW GLOBAL        SHAREHOLDER        YES         ABSTAIN           AGAINST

CORPORATE STANDARDS

PROPOSAL #08: STOCKHOLDER PROPOSAL - SPECIAL                  SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDER MEETINGS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CATHAY FINL HLDG LTD

  TICKER:                  N/A                 CUSIP:   Y11654103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of the 2009 local unsecured        ISSUER             NO              N/A                  N/A

 convertible bonds

PROPOSAL #A.4: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board meeting

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

proposed cash dividend:  TWD 0.5 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, staff  bonus and capital

reserves, proposed stock dividend: 50 for 1,000

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.5.1: Election of Min-Houng Hong as an              ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #B.5.2: Election of Tsing Yuan Hwang as an          ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #B.5.3: Election of Ming Jian Kuo as an                ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #B.6: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from  participation in competitive  business

PROPOSAL #B.7: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CATHAY PACIFIC AIRWAYS LTD

  TICKER:                  N/A                 CUSIP:   Y11757104

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the entering into of the                   ISSUER            YES             FOR                  FOR

Agreement by the Company [a copy of which agreement

has been produced to the meeting and signed by the

Chairman of the meeting for the purpose of

identification] and the Transaction [terms defined in

 the circular to shareholders of the Company dated 23

 SEP 2009 having the same meanings when used in this

resolution]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CATHAY PACIFIC AIRWAYS LTD

  TICKER:                  N/A                 CUSIP:   Y11757104

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the entering into of the                   ISSUER            YES             FOR                  FOR

Framework Agreement by the Company and its

subsidiaries (as specified) and the Transaction

(terms specified in the circular to shareholders of

the Company dated 8 APR 2010 having the same meanings

 when used in this resolution)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CATHAY PACIFIC AIRWAYS LTD

  TICKER:                  N/A                 CUSIP:   Y11757104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.a: Re-elect Robert Barclay WOODS as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.b: Re-elect ZHANG Lan as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.c: Elect CAI Jianjiang as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #2.d: Elect FAN Cheng as a Director                       ISSUER            YES             FOR                  FOR

PROPOSAL #2.e: Elect Peter Alan KILGOUR as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.f: Elect Irene Yun Lien LEE as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.g: Elect WONG Tung Shun Peter as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Re-appoint KPMG as the Auditors and                ISSUER            YES         AGAINST           AGAINST

authorize the Directors to fix their remuneration

PROPOSAL #4: Authorize the Directors to make on-                ISSUER            YES             FOR                  FOR

market share repurchase  within the meaning of the

code on share repurchases , the aggregate nominal

amount of the Company's shares which may be

repurchased pursuant to the approval in this

resolution shall not exceed 10% of the aggregate

nominal amount of the shares in issue at the date of

passing this resolution;  Authority expires the

earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by Law to be

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot, issue and deal with additional shares and

to make or grant offers, agreements and options which

 will or might require the exercise of such powers

during or after the end of the relevant period, the

aggregate nominal amount of shares allotted or agreed

 conditionally or unconditionally to be allotted

whether pursuant to an option or otherwise  by the

Directors, otherwise than pursuant to: i) a rights

issue; or ii) any scrip dividend or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend on shares,

shall not exceed the aggregate of 20% of the

aggregate nominal amount of the shares in issue at

the date of passing this resolution Contd.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CATHAY REAL ESTATE DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y11579102

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

cash dividend TWD 0.5 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.5: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CELESIO AG, STUTTGART

  TICKER:                  N/A                 CUSIP:   D1497R112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 85,050,000 as follows:

payment of a dividend of EUR 0.50 per no-par share

ex-dividend and payable date: 07 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Ernst + Young Gmbh, Stuttgart

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES         AGAINST           AGAINST

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at a price not

differing more than 20% from the market price of the

shares, on or before 04 NOV 2011, the board of

Managing Directors shall be authorized to sell the

shares on the stock exchange or to offer them to all

shareholders, to use the shares for acquisition

purposes, to retire the shares, to dispose of the

shares in a manner other than the stock exchange or

an offer to all shareholders if the shares are sold

at a price not materially below their market price,

and to use the shares for satisfying option or

conversion rights

PROPOSAL #7.: Resolution on the revocation of the              ISSUER            YES             FOR                  FOR

authorized capital 2009, the creation of new

authorized capital, and the corresponding amendment

to the Articles of Association the authorized capital

 2009 of up to EUR 65,318,400 shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to increase

the share capital by up to EUR 65,318,400 through the

 issue of new registered no-par shares against

payment in cash and/or kind, on or before 05 MAY 2015

 [authorized capital 2010], shareholders shall be

granted subscription rights for a capital increase

against payment in cash, however, shareholders'

subscription rights may be excluded for residual

amounts, for the granting of such rights to

bondholders, for a capital increase of up to 10% of

the share capital if the shares are issued at a price

 not materially below their market price, and for a

capital increase against payment in kind

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association the existing

 authorization given by the share-holders' meeting of

 08 MAY 2009, to issue bonds shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue

bearer bonds of up to EUR 500,000,000 conferring

conversion and/or option rights for shares of the

Company, on or before 05 MAY 2015, shareholders shall

 be granted subscription rights except for residual

amounts, for the issue of bonds to holders of option

and/or conversion rights for shares of the Company,

and for the issue of bonds conferring conversion

and/or option rights for shares of the Company of up

to 10% of the share capital at a price not materially

 below their theoretical market value, the Company's

share capital shall be increased accordingly by up to

 EUR 21,772,800 through the issue of up to 17,010,000

 new registered no-par shares, insofar as conversion

and/or option rights are exercised [contingent

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the law on the

implementation of the shareholder rights directive

[ARUG]; Section 6(3), in respect of the convocation

of the shareholders' meeting being published pursuant

 to the statutory regulations; Section 7(2), in

respect of shareholders who wish to participate in

the shareholders' meeting being obliged to register

with the Company at least six days prior to the

meeting; Section 7(3)-deletion; Section 7(4), in

respect of proxy-voting instructions being issued  in

 written form and the Company being authorized to

reject one or more proxies if a shareholder appoints

more than one proxy

PROPOSAL #10.: Amendment to Section 3(6) of the                 ISSUER            YES             FOR                  FOR

Articles of Association in respect of the

shareholders' right to certification of their shares

being excluded

PROPOSAL #11.: Election of Juergen Kluge to the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12.: Approval of the remuneration system            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CELGENE CORPORATION

  TICKER:                  CELG               CUSIP:   151020104

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: SOL J. BARER, PH.D.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. HUGIN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL D. CASEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARRIE S. COX                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RODMAN L. DRAKE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GILLA KAPLAN, PH.D.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES J. LOUGHLIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERNEST MARIO, PH.D.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER L. ROBB, PH.D.                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CELLCOM ISRAEL LTD

  TICKER:                  N/A                 CUSIP:   M2196U109

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect Ami Erel as a Director                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Re-elect Shay Livnat as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.3: Re-elect Raanan Cohen as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.4: Re-elect Avraham Bigger as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.5: Re-elect Rafi Bisker as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.6: Re-elect Shlomo Waxe as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Re-elect Haim Gavrieli as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.8: Re-elect Ari Bronshtein as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.9: Elect Tal Raz as a Director                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Re-appoint Somekh Chaikin a Member of          ISSUER            YES         AGAINST           AGAINST

KPMG International, as an Independent Auditor

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES             FOR                  FOR

statements for the YE 31 DEC 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CELLCOM ISRAEL LTD

  TICKER:                  N/A                 CUSIP:   M2196U109

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect A. Erel as an Officiating              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.2: Re-elect S. Livnat as an Officiating          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.3: Re-elect R. Cohen as an Officiating            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.4: Re-elect A. Bigger as an Officiating          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.5: Re-elect R. Bisker as an Officiating          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.6: Re-elect S. Waxe as an Officiating              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Re-elect H. Gavrieli as an Officiating        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #1.8: Re-elect A. Bronshtein as an                        ISSUER            YES         AGAINST           AGAINST

Officiating Director

PROPOSAL #1.9: Re-elect T. Raz as an Officiating                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.1: Re-elect R. Baytel as an External                ISSUER            YES             FOR                  FOR

Director for an additional statutory 3 year period

PROPOSAL #2.2: Re-elect J. Barnea as an External                ISSUER            YES             FOR                  FOR

Director for an additional statutory 3 year period

PROPOSAL #3: Re-appoint the Accountant Auditors                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve the financial statements for the        ISSUER            YES         ABSTAIN           AGAINST

 YE 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CEMEX, S.A.B. DE C.V.

  TICKER:                  CX                   CUSIP:   151290889

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: RESOLUTION REGARDING A PROPOSAL OF THE         ISSUER            YES             FOR                  FOR

BOARD OF DIRECTORS TO INCREASE THE VARIABLE PORTION

OF THE CAPITAL STOCK, AND TO ISSUE BONDS CONVERTIBLE

INTO SHARES; FOR WHICH PURPOSE A PROPOSAL WILL BE

MADE TO ISSUE UP TO 4.8 BILLION UNSUBSCRIBED SHARES,

TO BE INITIALLY HELD IN THE COMPANY'S TREASURY AND

SUBSEQUENTLY SUBSCRIBED BY THE INVESTING PUBLIC

THROUGH A PUBLIC OFFER, IN TERMS OF ARTICLE 53 OF THE

 SECURITIES MARKET LAW OR, IF APPLICABLE, ALL AS MORE

 FULLY DESCRIBED IN THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CEMEX, S.A.B. DE C.V.

  TICKER:                  CX                   CUSIP:   151290889

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PRESENTATION OF THE REPORT BY THE CHIEF        ISSUER            YES             FOR                  FOR

 EXECUTIVE OFFICER, INCLUDING THE COMPANY'S FINANCIAL

 STATEMENTS, REPORT OF VARIATIONS OF CAPITAL STOCK,

AND PRESENTATION OF THE REPORT BY THE BOARD OF

DIRECTORS, FOR THE FISCAL YEAR 2009, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: RESOLUTION ON ALLOCATION OF PROFITS.             ISSUER            YES             FOR                  FOR

PROPOSAL #03: PROPOSAL TO INCREASE THE CAPITAL STOCK         ISSUER            YES             FOR                  FOR

OF THE COMPANY IN ITS VARIABLE PORTION THROUGH

CAPITALIZATION OF RETAINED EARNINGS.

PROPOSAL #04: RESOLUTION REGARDING A PROPOSAL                     ISSUER            YES             FOR                  FOR

SUBMITTED BY THE BOARD OF DIRECTORS TO ISSUE UP TO

750 MILLION UNSUBSCRIBED SHARES, WHICH SHALL BE KEPT

IN THE TREASURY OF THE COMPANY, AND TO BE SUBSCRIBED

AT A LATER TIME BY PUBLIC INVESTORS UPON CONVERSION

OF THE CONVERTIBLE NOTES ISSUED IN ACCORDANCE WITH

THE RESOLUTIONS OF THE EXTRAORDINARY GENERAL

SHAREHOLDERS MEETING.

PROPOSAL #05: APPOINTMENT OF DIRECTORS, MEMBERS AND          ISSUER            YES         AGAINST           AGAINST

PRESIDENT OF THE AUDIT, CORPORATE PRACTICES AND

FINANCE COMMITTEES.

PROPOSAL #06: COMPENSATION OF THE MEMBERS OF THE                ISSUER            YES             FOR                  FOR

BOARD OF DIRECTORS AND OF THE AUDIT, CORPORATE

PRACTICES AND FINANCE COMMITTEES.

PROPOSAL #07: APPOINTMENT OF DELEGATES TO FORMALIZE          ISSUER            YES             FOR                  FOR

THE RESOLUTIONS ADOPTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CEMEX, S.A.B. DE C.V.

  TICKER:                  CX                   CUSIP:   151290889

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: CONSOLIDATE THE INDENTURES GOVERNING            ISSUER            YES         AGAINST           AGAINST

THE NON-REDEEMABLE ORDINARY PARTICIPATION

CERTIFICATES NAMED CEMEX.CPO, TO AMEND CLAUSE FIRST

OF THE INDENTURE AND TO INCREASE THE NUMBER OF

CEMEX.CPOS TO BE SUBSCRIBED AT A LATER DATE AS A

RESULT OF THE CONVERSION OF NOTES ISSUED, ALL OF THE

FOREGOING TO COMPLY WITH RESOLUTIONS ADOPTED BY

GENERAL MEETING HELD ON APRIL 29, 2010.

PROPOSAL #02: APPOINTMENT OF SPECIAL DELEGATES.                  ISSUER            YES             FOR                  FOR

PROPOSAL #03: READING AND APPROVAL OF THE MINUTES OF         ISSUER            YES             FOR                  FOR

THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENCOSUD SA

  TICKER:                  N/A                 CUSIP:   P2205J100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, balance                 ISSUER            YES             FOR                  FOR

sheet, financial statements and reports of external

Auditors of the FYE on 31 DEC 2009

PROPOSAL #2: Approve the distribution of profits of          ISSUER            YES             FOR                  FOR

FY 2009 and distribution of dividends

PROPOSAL #3: Approve the dividend policy                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to fix the remuneration to                 ISSUER            YES             FOR                  FOR

Directors for year 2010

PROPOSAL #5: Approve to fix the remuneration for the         ISSUER            YES             FOR                  FOR

Directors, Committee and their budget for year 2010

PROPOSAL #6: Approve the report on expenses incurred         ISSUER            YES             FOR                  FOR

by the Board of Directors and Directors Committee

during FY 2009

PROPOSAL #7: Approve the designation of external                ISSUER            YES             FOR                  FOR

Auditors for year 2010

PROPOSAL #8: Approve the designation of risk                       ISSUER            YES             FOR                  FOR

classifiers agents for year 2010

PROPOSAL #9: Approve to report the matters examined          ISSUER            YES             FOR                  FOR

by Directors Committee and the agreements adopted by

the Board of Directors to approve the operations with

 related parties referred to in Articles 146 and

following of the Law of Corporations

PROPOSAL #10: Approve the report of the activities            ISSUER            YES             FOR                  FOR

and annual management of the Directors Committee

corresponding to year 2009 and the proposals of the

Directors Committee that had not been approved for

the Board of Directors

PROPOSAL #11: Approve the designation of the                       ISSUER            YES             FOR                  FOR

newspaper where legal publications will be made

PROPOSAL #12: Other matters                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTERPOINT ENERGY, INC.

  TICKER:                  CNP                 CUSIP:   15189T107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DONALD R. CAMPBELL      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MILTON CARROLL             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DERRILL CODY                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MICHAEL P. JOHNSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DAVID M.                       ISSUER            YES             FOR                  FOR

MCCLANAHAN

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT T.                     ISSUER            YES             FOR                  FOR

O'CONNELL

PROPOSAL #1G: ELECTION OF DIRECTOR: SUSAN O. RHENEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: R.A. WALKER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: PETER S. WAREING         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF DELOITTE &            ISSUER            YES             FOR                  FOR

TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTEX CORPORATION

  TICKER:                  CTX                 CUSIP:   152312104

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO CONSIDER AND VOTE UPON A PROPOSAL TO        ISSUER            YES             FOR                  FOR

 APPROVE THE AGREEMENT AND PLAN OF MERGER DATED AS OF

 APRIL 7, 2009, BY AND AMONG PULTE HOMES, INC., A

WHOLLY-OWNED SUBSIDIARY OF PULTE AND CENTEX.

PROPOSAL #02: TO CONSIDER AND VOTE UPON A PROPOSAL TO        ISSUER            YES             FOR                  FOR

 ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO

SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT

SUFFICIENT VOTES IN FAVOR OF THE FOREGOING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTRAIS ELETRICAS BRASILEIRAS S A

  TICKER:                  N/A                 CUSIP:   P22854122

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                     ISSUER            YES             FOR                  FOR

relating to the FY that ended on 31 DEC 2009

PROPOSAL #2: Approve the allocation of the net                   ISSUER            YES             FOR                  FOR

profits from the FY and the distribution of dividends

PROPOSAL #3: Election of the members of the Board of         ISSUER            YES         AGAINST           AGAINST

Directors, and elect the Chairman

PROPOSAL #4: Election of the members of the Finance          ISSUER            YES         AGAINST           AGAINST

Committee, and their respective

PROPOSAL #5: Approve to set the global remuneration          ISSUER            YES         AGAINST           AGAINST

of the Board of Directors, Finance Committee and the

Executive Directors

PROPOSAL #6: Approve to decide on the newspapers in          ISSUER            YES             FOR                  FOR

which Company financial statements will be published

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTRAIS ELETRICAS BRASILEIRAS S A

  TICKER:                  N/A                 CUSIP:   P22854122

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of two Members for the Board,         ISSUER            YES             FOR                  FOR

pursuant to Article 28 of the Bylaws and Article 150

of Law 6404 76

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTRAL JAPAN RAILWAY COMPANY

  TICKER:                  N/A                 CUSIP:   J05523105

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.23: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTRAL PATTANA PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y1242U219

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the minutes of the AGM no.          ISSUER            YES             FOR                  FOR

1/2009

PROPOSAL #2: Acknowledge the Company's operating                ISSUER            YES             FOR                  FOR

performance for the year 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 for YE 31 DEC 2009

PROPOSAL #4: Approve the dividend payment from                   ISSUER            YES             FOR                  FOR

business performance for the year 2009

PROPOSAL #5: Approve the appointment of re-election          ISSUER            YES         AGAINST           AGAINST

of Directors whose tenures have ended for year 2010

PROPOSAL #6: Approve the Directors' remuneration for         ISSUER            YES             FOR                  FOR

year 2010

PROPOSAL #7: Appointment of the Auditor and approve          ISSUER            YES             FOR                  FOR

the audit fees for year 2010

PROPOSAL #8: Approve the issuance of debentures of            ISSUER            YES             FOR                  FOR

the amount not exceeding THB 5,000 million

PROPOSAL #9: Other agendas  if any                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTRICA PLC, WINDSOR BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G2018Z143

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint Roger Carr                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-appoint Helen Alexander                                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appoint Phil Bentley                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Nick Luff                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8: Re-appoint Chris Weston                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid

PROPOSAL #10: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors remuneration

PROPOSAL #11: Grant authority for political donations        ISSUER            YES             FOR                  FOR

 and political expenditure in the European Union

PROPOSAL #12: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Grant authority to disapply pre                 ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.14: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.16: Approve the notice of general meetings      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CENTURYTEL, INC.

  TICKER:                  CTL                 CUSIP:   156700106

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: W. BRUCE HANKS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.G. MELVILLE, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM A. OWENS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GLEN F. POST, III                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT AUDITOR FOR 2010.

PROPOSAL #03: TO AMEND OUR ARTICLES OF INCORPORATION         ISSUER            YES             FOR                  FOR

TO CHANGE OUR NAME TO CENTURYLINK, INC.

PROPOSAL #04: TO APPROVE OUR 2010 EXECUTIVE OFFICER          ISSUER            YES             FOR                  FOR

SHORT-TERM INCENTIVE PLAN.

PROPOSAL #05: TO ACT UPON A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         ABSTAIN           AGAINST

REGARDING NETWORK MANAGEMENT PRACTICES.

PROPOSAL #06: TO ACT UPON A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         AGAINST               FOR

REGARDING LIMITATION OF EXECUTIVE COMPENSATION.

PROPOSAL #07: TO ACT UPON A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         AGAINST               FOR

REGARDING EXECUTIVE STOCK RETENTION.

PROPOSAL #08: TO ACT UPON A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         AGAINST               FOR

REGARDING EXECUTIVE COMPENSATION ADVISORY VOTES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CEPHALON, INC.

  TICKER:                  CEPH               CUSIP:   156708109

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: FRANK BALDINO,            ISSUER            YES             FOR                  FOR

JR., PH.D.

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM P. EGAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MARTYN D.                     ISSUER            YES             FOR                  FOR

GREENACRE

PROPOSAL #1D: ELECTION OF DIRECTOR: VAUGHN M. KAILIAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: KEVIN E. MOLEY             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CHARLES A.                   ISSUER            YES             FOR                  FOR

SANDERS, M.D.

PROPOSAL #1G: ELECTION OF DIRECTOR: GAIL R. WILENSKY,        ISSUER            YES             FOR                  FOR

 PH.D.

PROPOSAL #1H: ELECTION OF DIRECTOR: DENNIS L. WINGER         ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AMENDMENT TO THE 2004                 ISSUER            YES             FOR                  FOR

EQUITY COMPENSATION PLAN INCREASING THE NUMBER OF

SHARES AUTHORIZED FOR ISSUANCE.

PROPOSAL #03: APPROVAL OF CEPHALON, INC.'S 2010                 ISSUER            YES             FOR                  FOR

EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #04: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31,

2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CEREBOS PACIFIC LTD

  TICKER:                  N/A                 CUSIP:   Y1256B107

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and audited accounts for the YE 30 SEP 2009

PROPOSAL #2.a: Declare, in respect of the FYE 30 SEP         ISSUER            YES             FOR                  FOR

2009, a first and final dividend of 6 cents per share

 (tax exempt one-tier)

PROPOSAL #2.b: Declare, in respect of the FYE 30 SEP         ISSUER            YES             FOR                  FOR

2009, a bonus dividend of 19 cents per share (tax

exempt one-tier)

PROPOSAL #3.a: Re-elect Teo Chiang Long as a                       ISSUER            YES             FOR                  FOR

Director, who will retire by rotation

PROPOSAL #3.b: Re-elect Ramlee Bin Buang as a                     ISSUER            YES             FOR                  FOR

Director, who will retire by rotation

PROPOSAL #3.c: Re-elect Lackana Leelayouthayotin as a        ISSUER            YES             FOR                  FOR

 Director, who will retire by rotation

PROPOSAL #4.: Re-appoint Raja M. Alias as a Director         ISSUER            YES             FOR                  FOR

of the Company, to hold office until the next AGM

pursuant to Section 153(6) of the Companies Act,

Chapter 50

PROPOSAL #5.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

of SGD 432,455 for the FYE 30 SEP 2009

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #7.a: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies

Act, Chapter 50 and Rule 806 of the listing manual of

 the Singapore Exchange Securities Trading Limited

[SGX-ST], to issue shares and convertible securities

in the capital of the Company [whether by way of

rights, bonus or otherwise or in pursuance of any

offer, agreement or option made or granted by the

Directors during the continuance of this authority

which would or might require shares or convertible

securities to be issued during the continuance of

this authority or thereafter] at anytime to such

persons and upon such terms and conditions and for

such purposes as the Directors may in their absolute

discretion deem fit [notwithstanding that such issue

of shares pursuant to the offer, agreement or option

or the conversion of the convertible securities may

occur after the expiration of the authority contained

 in this Resolution] provided that the aggregate

number of shares and convertible securities to be

issued pursuant to this Resolution shall not exceed

50% of the issued shares of the Company and provided

further that where the Members of the Company with

registered addresses in Singapore are not given an

opportunity to participate in the same on a pro rata

basis, then the number of shares and convertible

securities to be issued under such circumstances

shall not exceed 20% of the issued shares of the

Company, and for the purpose of this Resolution, the

percentage of issued shares shall be based on the

Company's issued share at the time this Resolution is

 passed [after adjusting for [a] new shares arising

from the conversion or exercise of convertible

securities, [b] new shares arising from the exercise

of share options or the vesting of share awards

outstanding or subsisting at the time this Resolution

 is passed, provided the options or awards were

granted in compliance with the Listing Manual of the

SGX-ST, and [c] any subsequent consolidation or

subdivision of shares]; [Authority shall continue in

force until the conclusion of the next AGM of the

Company or the date by which the next AGM of the

PROPOSAL #7.b: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to offer and grant options, in accordance with the

provisions of the Cerebos Pacific Limited 1998

Executives' Share Option Scheme approved by

shareholders in general meeting on 28 MAY 1998,

amended by shareholders in general meeting on 03 MAR

2000 and amended by the Company on 07 FEB 2005, 14

AUG 2006 and extended for a further period of 10

years by shareholders in general meeting held on 28

JAN 2008 and amended by the shareholders in general

meeting on 23 JAN 2009 and as may be amended further

from time to time (the 1998 scheme) and pursuant to

Section 161 of the Companies Act, Chapter 50, to

allot and issue from time to time such number of

shares in the Company as may be required to be issued

 pursuant to the exercise of the options under the

1998 Scheme (notwithstanding that such allotment and

issue may occur after the conclusion of the next or

any ensuing AGM of the Company), provided always that

 the aggregate number of shares to be issued pursuant

 to the 1998 Scheme shall not exceed 5% of the issued

 shares of the Company for the time being

PROPOSAL #8.: Authorize the Company, its subsidiaries        ISSUER            YES             FOR                  FOR

 and associated Companies (the Group or Cerebos

Group) that are entities at risk (as that term is

used in Chapter 9) or any of them, for the purposes

of Chapter 9 (Chapter 9) of the Listing Manual of the

 Singapore Exchange Securities Trading Limited (the

SGX-ST), to enter into any of the transactions

falling within the categories of interested person

transactions, as specified in the Company's Addendum

to shareholders dated 12 JAN 2010 (being an addendum

to the annual report of the Company for the FYE 30

SEP 2009) (the Addendum) with any party who is of the

 class of interested persons described in the

addendum, provided that such transactions are carried

 out in the normal course of business, at arm's

length and on normal commercial terms and In

accordance with the guidelines of the Company for

such interested person transactions as set out in the

 addendum; [Authority shall continue in force until

the conclusion of the next AGM of the Company]; and

authorize the Directors of the Company to complete

and do all such acts and things (including executing

all such documents as may be required) as they may

consider expedient or necessary or in the interests

of the Company to give effect to the shareholders'

PROPOSAL #9.: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CERNER CORPORATION

  TICKER:                  CERN               CUSIP:   156782104

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GERALD E BISBEE JR, PHD                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA M. DILLMAN                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM OF CERNER CORPORATION FOR 2010.

PROPOSAL #03: RE-APPROVAL OF THE AMENDED AND RESTATED        ISSUER            YES             FOR                  FOR

 CERNER CORPORATION PERFORMANCE-BASED COMPENSATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CEZ A.S., PRAHA

  TICKER:                  N/A                 CUSIP:   X2337V121

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening, election of the general meeting        ISSUER            YES             FOR                  FOR

 Chairman, minutes clerk, minutes verifiers and

persons authorized to count the votes

PROPOSAL #2: Receive the Board of Directors report on        ISSUER            YES             FOR                  FOR

 the business activity of the Company and on the

state of its assets for the year 2009; overall

explanation report according to Section 118 Article 8

 of the Act on business activities on the   Capital

PROPOSAL #3: Receive the Supervisory Board report on         ISSUER            YES             FOR                  FOR

the results of control activities

PROPOSAL #4: Receive the Audit Committee report on            ISSUER            YES             FOR                  FOR

the results of activities

PROPOSAL #5: Approve the financial statement of CEZ,         ISSUER            YES             FOR                  FOR

A. S. and consolidated financial statement of CEZ

group for the year 2009

PROPOSAL #6: Approve the decision on distribution of         ISSUER            YES             FOR                  FOR

profit of CEZ, A. S. in the year     2009

PROPOSAL #7: Approve the decision on amendment to the        ISSUER            YES             FOR                  FOR

 Company's Articles of Association

PROPOSAL #8: Approve the decision on providing                   ISSUER            YES             FOR                  FOR

approval of the contract of deposit of part of the

enterprise Power Plant Chvaletice to a subsidiary

Company

PROPOSAL #9: Approve the decision on the volume of            ISSUER            YES             FOR                  FOR

financial means for making donations   in the year

PROPOSAL #10: Approve the confirmation of co-opting,         ISSUER            YES             FOR                  FOR

recall and election of the Supervisory Board Members

PROPOSAL #11: Approve the contracts for performance          ISSUER            YES             FOR                  FOR

of the function of Supervisory Board   Member's

PROPOSAL #12: Approve to recall and election of the          ISSUER            YES             FOR                  FOR

Members of the Audit Committee

PROPOSAL #13: Approve the contracts for performance          ISSUER            YES             FOR                  FOR

of the function of Audit Committee Members

PROPOSAL #14: Conclusion                                                          ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CFS RETAIL PROPERTY TRUST

  TICKER:                  N/A                 CUSIP:   Q22625208

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: The purpose of the meeting is to receive        ISSUER             NO              N/A                  N/A

 a presentation on the results and activities of CFX

for the half-year ended 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CGI GROUP INC

  TICKER:                  N/A                 CUSIP:   39945C109

  MEETING DATE:      1/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Claude Boivin as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Elect Bernard Bourigeaud as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Elect Jean Brassard as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Elect Robert Chevrier as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Elect Dominic D'Alessandro as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Elect Thomas P. D'Aquino as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Elect Paule Dore as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Elect Richard B. Evans as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Elect Serge Godin as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Elect Andre Imbeau as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Elect David L. Johnston as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Elect Gilles Labbe as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Elect Eileen A. Mercier as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Elect Michael E. Roach as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint Ernst & Young LLP as the                   ISSUER            YES             FOR                  FOR

Auditors and authorize the Audit and Risk

PROPOSAL #3.: Approve the amendment proposed to be            ISSUER            YES             FOR                  FOR

made to the Company's Share Option Plan for

Employees, Officers, Directors and Consultants of CGI

 Group Inc., its Subsidiaries and its Associates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHALLENGER FINL SVCS GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q22685103

  MEETING DATE:      11/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report, the Directors' report and the Independent

Auditor's report for the Company and its controlled

entities for the FYE 30 JUN 2009

PROPOSAL #2.: Re-elect Mr. Peter Polson as a Director        ISSUER            YES             FOR                  FOR

 of Challenger, who retires by rotation in accordance

 with Clause 6.1 of the Constitution of the Company

PROPOSAL #3.: Re-elect Mr. Leon Zwier as a Director          ISSUER            YES             FOR                  FOR

of Challenger, who retires by rotation in accordance

with Clause 6.1 of the Constitution of the Company

PROPOSAL #4.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #5.: Approve, the terms and conditions of            ISSUER            YES             FOR                  FOR

the buy back agreement relating to the on-market buy

back of up to 56,899,873 ordinary shares as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHANG HWA COMMERCIAL BANK

  TICKER:                  N/A                 CUSIP:   Y1293J105

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The publication of local regulations           ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Receive the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend TWD 0.3 per share

PROPOSAL #B.3.1: Approve to revise Article 6 of the          ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #B.3.2: Approve to revise Article 20 of the         ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #B.3.3: Approve to revise Article 21 of the         ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #B.3.4: Approve to revise Article 38 of the         ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #B.4: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHAODA MODERN AGRICULTURE

  TICKER:                  N/A                 CUSIP:   G2046Q107

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements, the reports of the Directors and of the

Auditors for the FYE 30 JUN 2009

PROPOSAL #2.: Approve the final dividend for the FYE         ISSUER            YES             FOR                  FOR

30 JUN 2008

PROPOSAL #3.A: Re-elect Mr. Kwok Ho as an Executive          ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.B: Re-elect Mr. Fung Chi Kin as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.C: Re-elect Mr. Tam Ching Ho as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.D: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company [the Directors] to fix the Directors'

remuneration

PROPOSAL #4.: Re-appoint Grant Thornton as the                   ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Board of

Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to purchase, or otherwise acquire shares of HKD 0.10

 each in the capital of the Company on The Stock

Exchange of Hong Kong Limited [the Stock Exchange] or

 on any other stock exchange on which the shares of

the Company may be listed and recognized by the

Securities and Futures Commission of Hong Kong and

the Stock Exchange for this purpose, subject to and

in accordance with all applicable laws and

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange [as amended from

time to time], not exceeding 10% of the aggregate

nominal amount of the issued share capital of the

Company; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the Company or any applicable laws to

PROPOSAL #5.B: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to allot, issue and deal with additional shares in

the capital of the Company and make or grant offers,

agreements, options [including bonds, warrants and

debentures convertible into shares of the Company]

and rights of exchange or conversion which might

require the exercise of such powers during and after

the end of the relevant period, shall not exceed 20%

of the aggregate amount of share capital of the

Company in issue as at the date of passing this

resolution, and otherwise than pursuant to: a) a

rights issue; or b) the exercise of options under any

 share option scheme or similar arrangement for the

time being adopted for the grant or issue to option

holders of shares in the Company; or c) an issue of

shares in the Company upon the exercise of any rights

 or subscription or conversion attaching to any

warrants, convertible bonds, debentures or notes

issued by the Company; and/or d) any scrip dividend

and/or other similar arrangement provided for the

allotment of shares in lieu of the whole or part of a

 dividend on shares of the Company in accordance with

 the Articles of Association of the Company from time

 to time; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the Company or any applicable laws to

PROPOSAL #5.C: Approve, conditional upon the passing         ISSUER            YES         AGAINST           AGAINST

of Resolutions 5.A and 5.B, to extend the general

mandate granted to the Directors of the Company to

allot, issue and otherwise deal with the shares of

the Company pursuant to Resolution 5.B by the

addition thereto of an amount representing the

aggregate nominal amount of the shares of the Company

 purchased or otherwise acquired by the Company

pursuant to Resolution 5.A, provided that such amount

 does not exceed 10% of the aggregate nominal amount

of the issued share capital of the Company at the

date of passing this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHAROEN POKPHAND FOODS PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y1296K117

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to adopt the minutes of the                ISSUER            YES             FOR                  FOR

annual general shareholders' meeting of 2009 .

PROPOSAL #2: Acknowledge the report on the company's         ISSUER            YES             FOR                  FOR

operations for the year 2009

PROPOSAL #3: Approve the balance sheet and the                   ISSUER            YES             FOR                  FOR

statement of income for the YE 31 DEC 2009 .

PROPOSAL #4: Acknowledge the interim dividend payment        ISSUER            YES             FOR                  FOR

 of the year 2009 .

PROPOSAL #5: Approve the appropriation of profit and         ISSUER            YES             FOR                  FOR

annual dividend payment for the year 2009

PROPOSAL #6: Appointment of the Directors to replace         ISSUER            YES             FOR                  FOR

Directors who retire by rotation and

PROPOSAL #7: Approve the remuneration for the                     ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #8: Appointment of the Company's Auditors            ISSUER            YES             FOR                  FOR

and fix the remuneration for the year

PROPOSAL #9: Approve to accept the entire business            ISSUER            YES             FOR                  FOR

transfer from Pokphand Aquatech Company Limited

PROPOSAL #10: Approve to respond to the queries                  ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHARTERED SEMICONDUCTOR MFG LTD

  TICKER:                  N/A                 CUSIP:   Y1297M195

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve and adopt the inclusion of new        ISSUER            YES             FOR                  FOR

 Article 4b in the Articles of Association

PROPOSAL #S.2: Approve and adopt the inclusion of new        ISSUER            YES             FOR                  FOR

 Article 4a.16(6a) in the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHARTERED SEMICONDUCTOR MFG LTD

  TICKER:                  N/A                 CUSIP:   Y1297M195

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the scheme of arrangement under        ISSUER            YES             FOR                  FOR

 Section 210 of the Companies Act, Chapter 50 between

 Chartered Semiconductior Manufacturing Ltd and the

shareholders and Atic International Investment

Company LLC

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHECK POINT SOFTWARE TECHNOLOGIES LTD.

  TICKER:                  CHKP               CUSIP:   M22465104

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GIL SHWED                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARIUS NACHT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JERRY UNGERMAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAN PROPPER                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID RUBNER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TAL SHAVIT                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2A: REELECTION OF OUTSIDE DIRECTOR: YOAV            ISSUER            YES             FOR                  FOR

CHELOUCHE

PROPOSAL #2B: REELECTION OF OUTSIDE DIRECTOR: GUY              ISSUER            YES             FOR                  FOR

GECHT

PROPOSAL #03: TO AUTHORIZE THE CHAIRMAN OF THE BOARD         ISSUER            YES             FOR                  FOR

OF DIRECTORS TO CONTINUE SERVING AS CHAIRMAN OF THE

BOARD OF DIRECTORS AND THE CHIEF EXECUTIVE OFFICER

FOR UP TO THREE YEARS FOLLOWING THE MEETING

PROPOSAL #04: TO RATIFY THE APPOINTMENT AND                        ISSUER            YES             FOR                  FOR

COMPENSATION OF CHECK POINT'S INDEPENDENT PUBLIC

ACCOUNTANTS

PROPOSAL #05: TO APPROVE COMPENSATION TO CHECK                   ISSUER            YES             FOR                  FOR

POINT'S CHIEF EXECUTIVE OFFICER WHO IS ALSO THE

CHAIRMAN OF THE BOARD OF DIRECTORS

PROPOSAL #5A: I AM A CONTROLLING SHAREHOLDER                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5B: I HAVE A PERSONAL INTEREST IN ITEM 5             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHECK POINT SOFTWARE TECHNOLOGIES LTD.

  TICKER:                  CHKP               CUSIP:   M22465104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GIL SHWED                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARIUS NACHT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JERRY UNGERMAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAN PROPPER                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID RUBNER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. TAL SHAVIT                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT AND                        ISSUER            YES             FOR                  FOR

COMPENSATION OF KOST, FORER, GABBAY & KASIERER, A

MEMBER OF ERNST & YOUNG GLOBAL, AS CHECK POINT'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #03: TO APPROVE COMPENSATION TO CHECK                   ISSUER            YES             FOR                  FOR

POINT'S CHIEF EXECUTIVE OFFICER WHO IS ALSO THE

CHAIRMAN OF THE BOARD OF DIRECTORS.

PROPOSAL #4A: I HAVE A PERSONAL INTEREST IN ITEM 3.           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHEIL INDUSTRIES INC, KUMI

  TICKER:                  N/A                 CUSIP:   Y1296J102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement, balance        ISSUER            YES             FOR                  FOR

 sheet, income statement, the proposed disposition of

 retained earning

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Election of Baek Hwang, Jangjae Lee                ISSUER            YES             FOR                  FOR

Youngjin Kim  External , Sukjoo Hong

PROPOSAL #4: Election of Messrs. Youngjin Kim,                   ISSUER            YES             FOR                  FOR

Haeryun Kang, Sukjoo Hong as Auditors

PROPOSAL #5: Approve the remuneration limit for                 ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHEIL WORLDWIDE INC, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1296G108

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the change of par value                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Amend the Articles of Incorporation                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Election of one Executive Director and          ISSUER            YES             FOR                  FOR

one Outside Director

PROPOSAL #5: Approve the remuneration of a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the remuneration of an Auditor           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHENG SHIN RUBBER INDUSTRY CO LTD

  TICKER:                  N/A                 CUSIP:   Y1306X109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

the financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed stock dividend: 250

for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement, guarantee and monetary loans

PROPOSAL #B.5: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHENG UEI PRECISION INDUSTRY CO LTD

  TICKER:                  N/A                 CUSIP:   Y13077105

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The revision to the rules of Board              ISSUER             NO              N/A                  N/A

Meeting

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.4 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, staff bonus, proposed stock

dividend: 10 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.7: Other issues and Extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHESAPEAKE ENERGY CORPORATION

  TICKER:                  CHK                 CUSIP:   165167107

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: FRANK KEATING                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MERRILL A. MILLER, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERICK B. WHITTEMORE                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO OUR LONG              ISSUER            YES             FOR                  FOR

TERM INCENTIVE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING DECEMBER 31, 2010.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO ANNUAL   SHAREHOLDER        YES         AGAINST               FOR

 CASH BONUSES TO NAMED EXECUTIVE OFFICERS.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE PARTICIPATION IN DERIVATIVE OR SPECULATIVE

TRANSACTIONS INVOLVING STOCK.

PROPOSAL #06: SHAREHOLDER PROPOSAL REQUESTING AN           SHAREHOLDER        YES         AGAINST               FOR

ADVISORY SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #07: SHAREHOLDER PROPOSAL REQUESTING AN           SHAREHOLDER        YES         AGAINST               FOR

ADVISORY SHAREHOLDER VOTE ON EXECUTIVE AND DIRECTOR

COMPENSATION.

PROPOSAL #08: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         ABSTAIN           AGAINST

HYDRAULIC FRACTURING.

PROPOSAL #09: SHAREHOLDER PROPOSAL RELATING TO A           SHAREHOLDER        YES         ABSTAIN           AGAINST

SUSTAINABILITY REPORT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHEUNG KONG (HOLDINGS) LTD

  TICKER:                  N/A                 CUSIP:   Y13213106

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements, the report of the Directors and the

Independent Auditor's report for the YE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Election of Mr. Li Tzar Kuoi, Victor          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.2: Election of Mr. Ip Tak Chuen, Edmond          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.3: Election of Mr. Chiu Kwok Hung, Justin        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.4: Election of Mr. Chow Kun Chee, Roland         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.5: Election of Mr. Yeh Yuan Chang,                   ISSUER            YES             FOR                  FOR

Anthony as a Director

PROPOSAL #3.6: Election of Mr. Chow Nin Mow, Albert          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.7: Election of Dr. Wong Yick-ming,                   ISSUER            YES             FOR                  FOR

Rosanna as a Director

PROPOSAL #4.: Appointment of Messrs. Deloitte Touche         ISSUER            YES             FOR                  FOR

Tohmatsu as the Auditor and authorize the Directors

to fix their remuneration

PROPOSAL #5.1: Authorize the Directors to issue                 ISSUER            YES             FOR                  FOR

additional shares of the Company

PROPOSAL #5.2: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #5.3: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

granted to the Directors pursuant to Resolution 5(1)

to issue additional shares of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHEUNG KONG INFRASTRUCTURE HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G2098R102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial                          ISSUER            YES             FOR                  FOR

statements, the report of the Directors and the

Independent Auditor's report for the YE 31 DEC 2009

PROPOSAL #2: Declare the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Election of Mr. Kam Hing Lam as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.2: Election of Mr. Ip Tak Chuen, Edmond          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.3: Election of Mr. Andrew John Hunter as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.4: Election of Mrs. Chow Woo Mo Fong,              ISSUER            YES         AGAINST           AGAINST

Susan as a Director

PROPOSAL #3.5: Election of Mr. Frank John Sixt as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Appoint Messrs. Deloitte Touche Tohmatsu        ISSUER            YES             FOR                  FOR

 as the Auditor and authorize the Directors to fix

their remuneration.

PROPOSAL #5.1: Authorize the Directors, to issue and         ISSUER            YES             FOR                  FOR

dispose of additional shares not exceeding 20% of the

 existing issued share capital of the Company at the

date of the resolution until the next AGM  relevant

period , such mandate to include the granting of

offers or options  including bonds and debentures

convertible into shares of the Company  which might

be exercisable or convertible during or after the

relevant period

PROPOSAL #5.2: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

this resolution, to repurchase shares of HKD 1.00 in

the capital of the Company during the relevant

period, subject to and in accordance with all

applicable laws and requirements of the Rules

Governing the Listing of Securities on The Stock

Exchange of Hong Kong Limited or any other Stock

Exchange as amended from time to time, not exceeding

10% of the aggregate nominal amount of the share

capital of the Company;  Authority expires the

earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by law to be

PROPOSAL #5.3: Authorize the Directors, to issue and         ISSUER            YES             FOR                  FOR

dispose of additional shares pursuant to Resolution 5

 1  by the addition thereto of an amount representing

 the aggregate nominal amount of the share capital of

 the Company repurchased by the Company under the

authority granted pursuant to Ordinary Resolution 5 2

 , provided that such amount shall not exceed 10% of

the aggregate nominal amount of the issued share

capital of the Company at the date of the said

resolution

PROPOSAL #6: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

acting together, individually or by committee, to

approve the acquisition of the bonds, notes,

commercial paper and other similar debt instruments

issued by Connected Issuers (as such expression is

specified in the circular to Shareholders dated 07

APR 2010 in relation to the same and of which this

Notice forms part (the Circular)) pursuant to the

master agreement dated 31 MAR 2010 and made between

the Company and Hutchison Whampoa Limited setting out

 the.CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHEVRON CORPORATION

  TICKER:                  CVX                 CUSIP:   166764100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: S.H. ARMACOST               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: L.F. DEILY                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: R.E. DENHAM                  ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: R.J. EATON                    ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: C. HAGEL                       ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: E. HERNANDEZ                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: F.G. JENIFER                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: G.L. KIRKLAND               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: S. NUNN                         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: D.B. RICE                      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: K.W. SHARER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: C.R. SHOEMATE               ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: J.G. STUMPF                  ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: R.D. SUGAR                    ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: C. WARE                         ISSUER            YES             FOR                  FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: J.S. WATSON                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED         ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM

PROPOSAL #03: AMENDMENT TO CHEVRON'S BY-LAWS TO                 ISSUER            YES             FOR                  FOR

REDUCE THE PERCENTAGE OF STOCKHOLDINGS REQUIRED FOR

STOCKHOLDERS TO CALL FOR SPECIAL MEETINGS

PROPOSAL #04: APPOINTMENT OF AN INDEPENDENT DIRECTOR    SHAREHOLDER        YES         AGAINST               FOR

WITH ENVIRONMENTAL EXPERTISE

PROPOSAL #05: HOLDING EQUITY-BASED COMPENSATION             SHAREHOLDER        YES         AGAINST               FOR

THROUGH RETIREMENT

PROPOSAL #06: DISCLOSURE OF PAYMENTS TO HOST                  SHAREHOLDER        YES         AGAINST               FOR

GOVERNMENTS

PROPOSAL #07: GUIDELINES FOR COUNTRY SELECTION                SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #08: FINANCIAL RISKS FROM CLIMATE CHANGE          SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #09: HUMAN RIGHTS COMMITTEE                                 SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHI MEI OPTOELECTRONICS CORP

  TICKER:                  N/A                 CUSIP:   Y1371T108

  MEETING DATE:      1/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approve the merger with Innolux                   ISSUER            YES         ABSTAIN           AGAINST

Display Corporation/TW0003481008 and Top Displays

Corp/TW0003195004

PROPOSAL #A.2: Extraordinary motions                                     ISSUER            YES         ABSTAIN               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHICONY ELECTRONICS CO LTD

  TICKER:                  N/A                 CUSIP:   Y1364B106

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations and the          ISSUER             NO              N/A                  N/A

2010 Business Plans

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of joint-venture in                     ISSUER             NO              N/A                  N/A

people's republic of China

PROPOSAL #A.5: The status of distribution for 2009            ISSUER             NO              N/A                  N/A

employee bonus

PROPOSAL #A.6: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #A.7: The status of capital reduction via            ISSUER             NO              N/A                  N/A

buy back treasury stock nullifying

PROPOSAL #A.8: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Receive the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 3.5 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings and staff bonus proposed stock

 dividend: 50.00000086 for 1,000 shares held

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.7: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.8: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of trading derivatives

PROPOSAL #B9.1A: Election of Hsu, Kun-Tai as a                   ISSUER            YES             FOR                  FOR

Director: ID/shareholder No:1

PROPOSAL #B9.1B: Election of Lin, Mao-Kuei as a                 ISSUER            YES             FOR                  FOR

Director: ID/shareholder No: 36

PROPOSAL #B9.1C: Election of Lu, Chin-Chung as a                ISSUER            YES             FOR                  FOR

Director: ID/shareholder No: 112

PROPOSAL #B9.1D: Election of Wei, Chuan-Pin as a                ISSUER            YES             FOR                  FOR

Director: ID/shareholder No: 12329

PROPOSAL #B9.1E: Election of Tsai, Ming-Hsien as a            ISSUER            YES             FOR                  FOR

Director: ID/shareholder No: 702

PROPOSAL #B9.1F: Election of Lin, Chih-Chien as a              ISSUER            YES             FOR                  FOR

Director: ID/shareholder No: 4293

PROPOSAL #B9.1G: Election of Liu, Chia-Sheng as a              ISSUER            YES             FOR                  FOR

Director: ID/shareholder No: 12

PROPOSAL #B9.2A: Election of Ching Yuan Investment            ISSUER            YES             FOR                  FOR

Co., LTD. /Huang,Chin-Hsuan as a Supervisor:

ID/shareholder No: 4572

PROPOSAL #B9.2B: Election of Hua Tai Investment Co.,         ISSUER            YES             FOR                  FOR

LTD. /Chang, Su-Tien as a Supervisor: ID/shareholder

No: 889

PROPOSAL #B9.2C: Election of Tong Ling Investment              ISSUER            YES             FOR                  FOR

Co., LTD. /Ku, Chih-Shyuan as a Supervisor: :

ID/shareholder No: 8456

PROPOSAL #B.10: Approve the proposal to release the          ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.11: Extraordinary motions                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHIMEI INNOLUX CORPORATION

  TICKER:                  N/A                 CUSIP:   Y4083P109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #a.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #a.3: The indirect investment in People's            ISSUER             NO              N/A                  N/A

Republic of China

PROPOSAL #a.4: The proposal of merger with top                   ISSUER             NO              N/A                  N/A

displays Corp / TW0003195004 and Chi Mei /

PROPOSAL #a.5: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board Meeting

PROPOSAL #a.6: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #b.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #b.2: Approve the proposal for the                        ISSUER            YES             FOR                  FOR

distribution of 2009 profits or offsetting deficit

PROPOSAL #b.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #b.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of trading derivatives

PROPOSAL #b.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #b.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #b.7: Approve option of applying profit-               ISSUER            YES             FOR                  FOR

seeking enterprise income tax exemption

PROPOSAL #b.8: Approve the proposal of capital                   ISSUER            YES             FOR                  FOR

injection by issuing new shares or global depositary

receipt or the issuance of new shares via private

placement

PROPOSAL #b.9: Approve the proposal of capital                   ISSUER            YES             FOR                  FOR

reduction via write off preferred shares

PROPOSAL #b.10: Election of the Directors and                     ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #b.11: Approve the proposal to release the          ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #b.12: Other issues and extraordinary motions      ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA AGRI-INDUSTRIES HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y1375F104

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the depositary services to be          ISSUER            YES         AGAINST           AGAINST

provided by COFCO Finance Co., Ltd. pursuant to the

Financial Services Agreement dated 27 OCT 2009

between COFCO Agricultural Industries Management

Services Co., Ltd., COFCO Finance Co., Ltd. and the

Company (the Financial Services Agreement), subject

to the relevant caps as specified; and ratify and

approve the execution of the Financial Services

Agreement, as specified

PROPOSAL #2.: Approve the entrustment loans to be              ISSUER            YES         AGAINST           AGAINST

advanced to COFCO East Ocean Oils & Grains Industries

 (Zhangjiagang) Co., Ltd. and COFCO ADM Oils & Grains

 Industries (Heze) Co., Ltd. by COFCO Agriculture

Industries Management Services Co., Ltd. pursuant to

the Entrustment Loan Framework Agreement dated 27 OCT

 2009 between COFCO Agricultural Industries

Management Services Co., Ltd., COFCO Finance Co.,

Ltd. and the Company (the Entrustment Loan Framework

Agreement) subject to the relevant caps as specified;

 and ratify and approve the execution of the

Entrustment Loan Framework Agreement, as specified

PROPOSAL #3.: Authorize any 1 or more of the                       ISSUER            YES         AGAINST           AGAINST

Directors of the Company (the 'Directors') to execute

 and deliver such other documents or supplemental

agreements or deeds on behalf of the Company and to

do all such things and take all such actions as he or

 they may consider necessary or desirable for the

purpose of giving effect to the Financial Services

Agreement and the Entrustment Loan Framework

Agreement and the transactions contemplated

thereunder with such changes as any Director(s) may

consider necessary, desirable or expedient

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA AGRI-INDUSTRIES HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y1375F104

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements of the Company and its

subsidiaries and the reports of the Directors and

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Approve a final dividend of HKD 5.9                ISSUER            YES             FOR                  FOR

cents per share for the YE 31 DEC 2009

PROPOSAL #3: Approve the Scheme Amendment Proposal           ISSUER            YES             FOR                  FOR

as defined in the Company's circular dated 22 APR2010

 , and any one or more of the Directors of the

Company be and are hereby authorized to execute and

deliver such other documents or supplemental

agreements or deeds on behalf of the Company and to

do all such things and take all such actions as he or

 they may consider necessary or desirable for the

purpose of giving effect to the Scheme Amendment

PROPOSAL #4.a.1: Re-elect Mr. YU Xubo as an Executive        ISSUER            YES             FOR                  FOR

 Director and the Managing Director of the Company

PROPOSAL #4.a.2: Re-elect Mr. CHI Jingtao as a Non-           ISSUER            YES         AGAINST           AGAINST

executive Director of the Company

PROPOSAL #4.a.3: Re-elect Mr. LAM Wai Hon, Ambrose as        ISSUER            YES             FOR                  FOR

 an Independent Non-executive Director of the Company

PROPOSAL #4.b: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the above executive Director's and

 Non-executive Directors' remuneration

PROPOSAL #5: Re-appoint Auditors and authorize the            ISSUER            YES             FOR                  FOR

Board of Directors of the Company to fix their

remunerations

PROPOSAL #6: Approve to increase the authorized share        ISSUER            YES         AGAINST           AGAINST

 capital of the Company from HKD 400,000,000 divided

into 4,000,000,000 shares to HKD 1,000,000,000

divided into 10,000,000,000 shares by creation of an

additional HKD 600,000,000 divided into 6,000,000,000

 shares ranking pari passu in all respects with the

existing issued and unissued shares

PROPOSAL #7.a: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with additional shares of the Company

PROPOSAL #7.b: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

the Company's own shares

PROPOSAL #7.c: Approve to add the nominal amount of          ISSUER            YES             FOR                  FOR

the shares repurchased under Resolution 7B to the

mandate granted to the Directors under resolution 7A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA AIRLINES

  TICKER:                  N/A                 CUSIP:   Y1374F105

  MEETING DATE:      1/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: The status of issuance of securities            ISSUER             NO              N/A                  N/A

via private placement

PROPOSAL #2.: Elect the Supervisors                                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Other issues and extraordinary motions         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA AIRLINES

  TICKER:                  N/A                 CUSIP:   Y1374F105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the revision to the rules of          ISSUER            YES             FOR                  FOR

shareholders meeting

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA BLUECHEMICAL LTD

  TICKER:                  N/A                 CUSIP:   Y14251105

  MEETING DATE:      2/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the proposed amendment to the         ISSUER            YES             FOR                  FOR

Articles of Association of the Company as specified

and authorize the Board to deal with on behalf of the

 Company the relevant filing and amendments  where

necessary  procedures and other related issues

arising from the amendments to the Articles of

Association of the Company

PROPOSAL #2.: Approve that the conditional upon                 ISSUER            YES             FOR                  FOR

Resolution No. 1 as specified in the notice dated 21

DEC 2009 of this meeting being passed, the Company

may send or supply Corporate Communications to its

holders of H Shares  in relation to whom the

conditions set out below are met  by making such

Corporate Communications available on the Company's

own website and authorize the Directors, to sign all

such documents and/or do all such things which the

Directors may consider necessary or expedient and in

the interest of the shareholders and the Company for

the purpose of effecting or otherwise in connection

with the Company's proposed communication with its

holders of H Shares through the Company's website;

CONTD.

PROPOSAL #3.: Approve the assessment results under            ISSUER            YES             FOR                  FOR

the H-Share Appreciation Rights Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA BLUECHEMICAL LTD

  TICKER:                  N/A                 CUSIP:   Y14251105

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of the          ISSUER            YES             FOR                  FOR

Directors of the Company  the 'Board' for the YE 31

DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Auditors' report of the Company for the YE

31 DEC 2009

PROPOSAL #4: Approve the proposal for distribution of        ISSUER            YES             FOR                  FOR

 profit of the Company for the YE 31 DEC 2009 and the

 declaration of the Company's final dividend for the

YE 31 DEC 2009

PROPOSAL #5: Approve the budget proposals of the                ISSUER            YES             FOR                  FOR

Company for the year 2010

PROPOSAL #6: Appointment of Mr. Gu Zongqin as the              ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

authorize any Executive Director of the Company to

sign a Service Contract with Mr. Gu Zongqin for and

on behalf of the Company, and authorize the Board to

determine his remuneration based on the

recommendation by the remuneration Committee of the

PROPOSAL #7: Appointment of Mr. Qiu Kewen as the                ISSUER            YES             FOR                  FOR

Supervisor of the Company, authorize any Executive

Director of the Company to sign a Service Contract

with Mr. Qiu Kewen for and on behalf of the Company,

and authorize the Board, which in turn will further

delegate the Remuneration Committee of the Board to

determine his remuneration

PROPOSAL #8: Re-appoint Ernst & Young Hua Ming and            ISSUER            YES             FOR                  FOR

Ernst & Young as the Domestic and International

Auditors of the Company for a term until the

conclusion of the  next AGM of the Company and

authorize the Audit Committee of the Board to

determine their remuneration

PROPOSAL #S.9: CONTD Board, contingent on the Board          ISSUER            YES             FOR                  FOR

resolving to separately or concurrently issue

domestic shares and overseas listed foreign shares (H

 Shares) pursuant to Paragraph (a) of this special

resolution, to increase the registered capital of the

 Company to reflect the number of such shares

authorized to be  issued by the Company pursuant to

Paragraph (a) of this special resolution and to make

such appropriate and necessary amendments to the

Articles of      Association of the Company as they

think fit to reflect such increases in the registered

 capital of the Company and to take any other action

and complete   any formality required to effect the

separate or concurrent issuance of       domestic

shares and overseas listed foreign shares (H Shares)

pursuant to     Paragraph (a) of this special

resolution and the increase in the registered

capital of the Company CONTD.

PROPOSAL #CONT: CONTD. overseas listed foreign shares        ISSUER             NO              N/A                  N/A

  H Shares  to be issued and allotted or agreed

conditionally or unconditionally to be issued and

allotted by the Board shall not exceed 20% of each of

 its existing domestic shares and overseas listed

foreign shares  H Shares  of the Company; and the

Board will  only exercise its power under such

mandate in accordance with the Company Law of the PRC

 and the Rules Governing the Listing of Securities on

 The Stock     Exchange of Hong Kong Limited  as

amended from time to time  or applicable    laws,

rules and regulations of other government or

regulatory bodies and only if all necessary approvals

 from the China Securities Regulatory Commission

and/or other relevant PRC government authorities are

obtained; authorize the  Board, contingent on the

Board resolving to separately or concurrently issue

domestic CONTD.

PROPOSAL #CONT: CONTD. shares and overseas listed              ISSUER             NO              N/A                  N/A

foreign shares  H Shares  pursuant to this special

resolution, to increase the registered capital of the

 Company to reflect the number of such shares

authorized to be issued by the Company pursuant to of

 this special resolution and to make such appropriate

 and necessary amendments to the Articles of

Association of the Company as they think fit to

reflect such increases in the registered capital of

the Company  and to take any other action and

complete any formality required to effect    the

separate or concurrent issuance of domestic shares

and overseas listed    foreign shares  H Shares

pursuant to this CONTD.

PROPOSAL #CONT: CONTD. special resolution and to the         ISSUER             NO              N/A                  N/A

increase in the registered capital of the Company;

Authority expires at the conclusion of the next AGM

of the Company or 12 months period following the

passing of this special resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CITIC BANK CORPORATION LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y1434M116

  MEETING DATE:      2/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Appoint Mr. Angel Cano Fernandez as a         ISSUER            YES         AGAINST           AGAINST

Non-Executive Director of the Bank

PROPOSAL #S.1: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES             FOR               AGAINST

 PROPOSAL: approve the issue of subordinated bonds

and/or hybrid capital bonds by the Bank on the

specified terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CITIC BANK CORPORATION LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y1434M116

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appointment of Dr. Zhao Xiaofan as an            ISSUER            YES             FOR                  FOR

Executive Director of the Bank

PROPOSAL #2: Appointment of Mr. Wu Beiying as a                 ISSUER            YES             FOR                  FOR

Supervisor of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CITIC BANK CORPORATION LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y1434M116

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Bank for the year 2009

PROPOSAL #2: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Supervisors of the Bank for the year 2009

PROPOSAL #3: Approve the annual report of the Bank            ISSUER            YES             FOR                  FOR

for the year 2009

PROPOSAL #4: Approve the financial report of the Bank        ISSUER            YES             FOR                  FOR

 for the year 2009

PROPOSAL #5: Approve the Profit Distribution Plan of         ISSUER            YES             FOR                  FOR

the Bank for the year 2009

PROPOSAL #6: Approve the Financial Budget Plan of the        ISSUER            YES             FOR                  FOR

 Bank for the year 2010

PROPOSAL #7: Approve the resolution on engagement of         ISSUER            YES             FOR                  FOR

accounting firms and their service fees for the year

2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COAL ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y1434L100

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COAL ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y1434L100

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 report of the Board of        ISSUER            YES             FOR                  FOR

 Directors of the Company

PROPOSAL #2.: Approve the 2009 report of the                       ISSUER            YES             FOR                  FOR

supervisory Committee of the Company

PROPOSAL #3.: Approve the 2009 report of the Auditors        ISSUER            YES             FOR                  FOR

 and the Company's Audited financial statements for

the YE 31 DEC 2009

PROPOSAL #4.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

for the year 2009 as recommended by the Board of

Directors and authorize the Board of Directors to

implement such proposal

PROPOSAL #5.: Approve the Company's 2010 capital                ISSUER            YES             FOR                  FOR

expenditure budget

PROPOSAL #6.: Approve the 2010 emoluments of                       ISSUER            YES             FOR                  FOR

Directors and Supervisors of the Company

PROPOSAL #7.: Approve the appointment of Price-water-        ISSUER            YES             FOR                  FOR

house-Coopers Zhong Tian CPAs limited Company, as the

 Company's domestic Auditor and Price-water-house-

Coopers, certified public accountants, as the

Company's international Auditor for the FY 2010 and

authorize the Board of Directors to determine their

respective remunerations

PROPOSAL #S.8: Amend the Articles of Association and         ISSUER            YES             FOR                  FOR

the procedural rules for shareholders' meeting of the

 Company

PROPOSAL #S.9: Approve the general mandate to issue          ISSUER            YES         AGAINST           AGAINST

shares of the Company

PROPOSAL #S.10: Amend the scope of business                        ISSUER            YES             FOR                  FOR

operations of the Company in the Articles of

Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI

  TICKER:                  N/A                 CUSIP:   Y14369105

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the re-election of Zhou                   ISSUER            YES             FOR                  FOR

Jichang as an Executive Director of the Company, with

 effect from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.2: Approve the re-election of Meng                   ISSUER            YES             FOR                  FOR

Fengchao as an Executive Director of the Company,

with effect from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.3: Approve the re-election of Fu Junyuan         ISSUER            YES             FOR                  FOR

as an Executive Director of the Company, with effect

from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.4: Approve the re-election of Zhang                 ISSUER            YES             FOR                  FOR

Changfu as a Non-Executive Director of the Company,

with effect from 29 DEC 2009 for a term of 3 years

PROPOSAL #1.5: Approve the re-election of Lu Hongjun         ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

 years

PROPOSAL #1.6: Approve the re-election of Yuan Yaohui        ISSUER            YES             FOR                  FOR

 as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

 years

PROPOSAL #1.7: Approve the re-election of Zou Qiao as        ISSUER            YES             FOR                  FOR

 an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

PROPOSAL #1.8: Approve the election of Liu Zhangmin          ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

PROPOSAL #1.9: Approve the election of Daniel R. Fung        ISSUER            YES             FOR                  FOR

 as an Independent Non-Executive Director of the

Company, with effect from 29 DEC 2009 for a term of 3

 years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, BEI

  TICKER:                  N/A                 CUSIP:   Y14369105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the year 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3: Approve the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements of the Company for the YE 31 DEC

 2009

PROPOSAL #4: Approve the profit distribution plan for        ISSUER            YES             FOR                  FOR

 the year 2009 as recommended by the Board of

Directors of the Company

PROPOSAL #5: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Company's International Auditors and

PricewaterhouseCoopers Zhong Tian CPAs Limited

Company as the Company's domestic Auditors for a term

 ending at the next AGM of the Company and authorize

the Board of Directors of the Company to determine

their respective remuneration

PROPOSAL #6: Re-elect Mr. LIU Xiangdong as the                   ISSUER            YES             FOR                  FOR

Supervisor of the Company, with effect from 18 June

2010 for a term of 3 years

PROPOSAL #7: Re-elect Mr. XU Sanhao as the Supervisor        ISSUER            YES             FOR                  FOR

 of the Company, with effect from 18 June 2010 for a

term of three years

PROPOSAL #8: Approve the Share Appreciation Rights            ISSUER            YES             FOR                  FOR

Plan; authorize the Board of Directors of the Company

 to implement the Share Appreciation Rights Plan,

approve, execute, perform, amend and terminate all

such agreements, deeds, any other document or do

things as it may consider necessary in connection

with the implementation of the Share Appreciation

Rights Plan, except for those rights that can only be

 exercised with the approval by the Shareholders of

the Company as specifically provided by the laws,

regulations or other regulatory documents

PROPOSAL #S.9: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company (i) to exercise the powers to allot,

issue and deal with additional H shares and domestic

shares of the Company not more than 20% of each of

the existing issued H shares and domestic shares of

the Company in issue at the date of passing this

resolution during the Relevant Period (as defined in

the Notice of AGM which was dispatched on or around

the same time as this form of proxy), either

separately or concurrently, and to make or grant

offers, agreements and options in respect thereof;

(ii) to increase the registered capital and amend the

 Articles of Association of the Company to reflect

such increase in the registered capital of the

Company under above general mandate; and (iii) to

approve, execute or do or procure to be done

documents or things in connection with the issue of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEI

  TICKER:                  N/A                 CUSIP:   Y1436A102

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect Li Ping as a Director of the         ISSUER            YES             FOR                  FOR

Company, with effect from 31 JUL 2009 for a term of 3

 years until the AGM of the Company for the year 2011

 to be held in 2012; authorize any Director of the

Company to sign on behalf of the Company the

Director's service contract with Li Ping, and that

the Board of Directors of the Company to determine

his remuneration

PROPOSAL #1.2: Re-elect Zhang Zhiyong as a Director          ISSUER            YES             FOR                  FOR

of the Company, with effect from 31 JUL 2009 for a

term of 3 years until the AGM of the Company for the

year 2011 to be held in 2012; authorize any Director

of the Company to sign on behalf of the Company the

Director's service contract with Zhang Zhiyong, and

that the Board of Directors of the Company to

determine his remuneration

PROPOSAL #1.3: Re-elect Yuan Jianxing as a Director          ISSUER            YES             FOR                  FOR

of the Company, with effect from 31 JUL 2009 for a

term of 3 years until the AGM of the Company for the

year 2011 to be held in 2012; authorize any Director

of the Company to sign on behalf of the Company the

Director's service contract with Yuan Jianxing, and

that the Board of Directors of the Company to

determine his remuneration

PROPOSAL #1.4: Re-elect Liu Aili as a Director of the        ISSUER            YES             FOR                  FOR

 Company, with effect from 31 JUL 2009 for a term of

3 years until the AGM of the Company for the year

2011 to be held in 2012; authorize any Director of

the Company to sign on behalf of the Company the

Director's service contract with Liu Aili, and that

the Board of Directors of the Company to determine

his remuneration

PROPOSAL #1.5: Re-elect Zhang Junan as a Director of         ISSUER            YES             FOR                  FOR

the Company, with effect from 31 JUL 2009 for a term

of 3 years until the AGM of the Company for the year

2011 to be held in 2012; authorize any Director of

the Company to sign on behalf of the Company the

Director's service contract with Zhang Junan, and

that the Board of Directors of the Company to

determine his remuneration

PROPOSAL #1.6: Re-elect Wang Jun as an Independent            ISSUER            YES             FOR                  FOR

Director of the Company, with effect from 31 JUL 2009

 for a term of 3 years until the AGM of the Company

for the year 2011 to be held in 2012; authorize any

Director of the Company to sign on behalf of the

Company the Director's service contract with Wang

Jun, and that the Board of Directors of the Company

to determine his remuneration

PROPOSAL #1.7: Re-elect Chan Mo Po, Paul as an                   ISSUER            YES             FOR                  FOR

Independent Director of the Company, with effect from

 31 JUL 2009 for a term of 3 years until the AGM of

the Company for the year 2011 to be held in 2012;

authorize any Director of the Company to sign on

behalf of the Company the Director's service contract

 with Chan Mo Po, Paul, and that the Board of

Directors of the Company to determine his remuneration

PROPOSAL #1.8: Re-elect Zhao Chunjun as an                          ISSUER            YES             FOR                  FOR

Independent Director of the Company, with effect from

 31 JUL 2009 for a term of 3 years until the AGM of

the Company for the year 2011 to be held in 2012;

authorize any Director of the Company to sign on

behalf of the Company the Director's service contract

 with Zhao Chunjun, and that the Board of Directors

of the Company to determine his remuneration

PROPOSAL #1.9: Re-elect Wu Shangzhi as an Independent        ISSUER            YES             FOR                  FOR

 Director of the Company, with effect from 31 JUL

2009 for a term of 3 years until the AGM of the

Company for the year 2011 to be held in 2012;

authorize any Director of the Company to sign on

behalf of the Company the Director's service contract

 with Wu Shangzhi, and that the Board of Directors of

 the Company to determine his remuneration

PROPOSAL #1.10: Re-elect Hao Weimin as an Independent        ISSUER            YES             FOR                  FOR

 Director of the Company, with effect from 31 JUL

2009 for a term of 3 years until the AGM of the

Company for the year 2011 to be held in 2012;

authorize any Director of the Company to sign on

behalf of the Company the Director's service contract

 with Hao Weimin, and that the Board of Directors of

the Company to determine his remuneration

PROPOSAL #2.1: Re-elect Xia Jianghua as a Supervisor         ISSUER            YES             FOR                  FOR

of the Company, with effect from 31 JUL 2009 for a

term of 3 years until the AGM of the Company for the

year 2011 to be held in 2012

PROPOSAL #2.2: Re-elect Hai Liancheng as a Supervisor        ISSUER            YES             FOR                  FOR

 of the Company, with effect from 31 JUL 2009 for a

term of 3 years until the AGM of the Company for the

year 2011 to be held in 2012

PROPOSAL #2.3: Authorize any Director of the Company         ISSUER            YES             FOR                  FOR

to sign on behalf of the Company the Supervisor's

service contract with each Supervisor, and that the

Supervisory Committee of the Company to determine the

 Supervisor's remuneration

PROPOSAL #S.3.1: Amend Article 3.6 of the Company's          ISSUER            YES             FOR                  FOR

Articles of Association, regarding change of

shareholding in the Company

PROPOSAL #S.3.2: Amend Article 25 of the Company's            ISSUER            YES             FOR                  FOR

Articles of Association, regarding dispatch and

provision of corporate communications

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEI

  TICKER:                  N/A                 CUSIP:   Y1436A102

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the Supplies                   ISSUER            YES             FOR                  FOR

Procurement Services Framework Agreement [together

with the proposed annual caps] with China

Telecommunications Corporation as specified and

authorize any Director of the Company to do all such

further acts and things and execute such further

documents and take all such steps which in their

opinion may be necessary, desirable or expedient to

implement and/or give effect to the terms of such

agreement

PROPOSAL #2.: Approve and ratify, the 2009                          ISSUER            YES             FOR                  FOR

Supplemental Strategic Agreement, as specified and

authorize any Director of the Company to do all such

further acts and things and execute such further

documents and take all such steps which in their

opinion may be necessary, desirable or expedient to

implement and/or give effect to the terms of such

agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COMMUNICATIONS SERVICES CORPORATION LTD, BEI

  TICKER:                  N/A                 CUSIP:   Y1436A102

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements of the Company, the report of the

Directors, the report of the Supervisory Committee

and the report of the International Auditors for the

YE 31 DEC 2009 and authorize the Board of Directors

of the Company to prepare the budget of the Company

for the year 2010

PROPOSAL #2: Approve the profit distribution proposal        ISSUER            YES             FOR                  FOR

 and the declaration and payment of a final dividend

for the YE 31 DEC 2009

PROPOSAL #3: Reappointment of KPMG and KPMG Huazhen          ISSUER            YES             FOR                  FOR

as the International Auditors and Domestic Auditors

of the Company, respectively for the YE 31 DEC 2010

and authorize the Board to fix the remuneration of

the Auditors

PROPOSAL #S.4: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Board to issue, allot and deal with the

additional shares in the Company not exceeding 20% of

 each of the existing domestic shares and H shares

as the case may be  in issue

PROPOSAL #S.5: Authorize the Board to increase the            ISSUER            YES             FOR                  FOR

registered capital of the Company and amend the

Articles of Association of the Company to reflect

such increase in the registered capital of the

Company under the general mandate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CONSTRUCTION BANK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1397N101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: type and nominal value of

Rights Shares

PROPOSAL #S.1.2: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: proportion and number of

shares to be issued

PROPOSAL #S.1.3: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: subscription price of the

Rights Issue

PROPOSAL #S.1.4: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: target subscribers

PROPOSAL #S.1.5: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: use of proceeds

PROPOSAL #S.1.6: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: arrangement for the

accumulated undistributed profits of the Bank prior

to the Rights Issue

PROPOSAL #S.1.7: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A shares and H shares: effective period of the

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA CONSTRUCTION BANK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1397N101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 report of Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #2.: Approve the 2009 report of Board of              ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #3.: Approve the 2009 final financial                   ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #4.: Approve the 2010 fixed assets                        ISSUER            YES             FOR                  FOR

investment budget

PROPOSAL #5.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

for 2009

PROPOSAL #6.: Approve the 2009 final emoluments                 ISSUER            YES             FOR                  FOR

distribution plan for Directors and Supervisors

PROPOSAL #7.: Approve the appointment of Auditors for        ISSUER            YES             FOR                  FOR

 2010

PROPOSAL #S.8.1: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Type and nominal value of

Rights Shares

PROPOSAL #s.8.2: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Proportion and number of

Shares to be issued

PROPOSAL #s.8.3: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Subscription Price of the

Rights Issue

PROPOSAL #s.8.4: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Target subscribers

PROPOSAL #s.8.5: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Use of Proceeds

PROPOSAL #s.8.6: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Arrangement for the

accumulated undistributed profits of the Bank prior

to the Rights Issue

PROPOSAL #s.8.7: Approve the proposed Rights Issue of        ISSUER            YES             FOR                  FOR

 A Shares and H Shares: Effective period of the

resolution

PROPOSAL #s.9: Approve the authorizations for the              ISSUER            YES             FOR                  FOR

Rights Issue of A shares and H shares

PROPOSAL #10.: Approve the feasibility report on the         ISSUER            YES             FOR                  FOR

proposed use of proceeds raised from the rights issue

 of A shares and H shares

PROPOSAL #11.: Approve the report on the use of                 ISSUER            YES             FOR                  FOR

proceeds from the previous A share issue

PROPOSAL #12.: Approve the mid-term plan of capital          ISSUER            YES             FOR                  FOR

management

PROPOSAL #13.1: Election of Mr. Guo Shuqing to                   ISSUER            YES             FOR                  FOR

continue serving as an Executive Director of the Bank

PROPOSAL #13.2: Election of Mr. Zhang Jianguo to                ISSUER            YES             FOR                  FOR

continue serving as an Executive Director of the Bank

PROPOSAL #13.3: Election of Lord Peter Levene to                ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.4: Election of Dame Jenny Shipley to              ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.5: Election of Ms. Elaine La Roche to            ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.6: Election of Mr. Wong Kai-Man to                 ISSUER            YES             FOR                  FOR

continue serving as an Independent Non-Executive

Director of the Bank

PROPOSAL #13.7: Election of Ms. Sue Yang to serve as         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Bank

PROPOSAL #13.8: Election of Mr. Yam Chi Kwong, Joseph        ISSUER            YES             FOR                  FOR

 to serve as an Independent Non-Executive Director of

 the Bank

PROPOSAL #13.9: Election of Mr. Zhao Xijun to serve          ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the Bank

PROPOSAL #14.1: Election of Mr. Xie Duyang to                     ISSUER            YES             FOR                  FOR

continue serving as shareholder representative

Supervisor of the Bank

PROPOSAL #14.2: Election of Ms. Liu Jin to continue          ISSUER            YES             FOR                  FOR

serving as shareholder representative Supervisor of

the Bank

PROPOSAL #14.3: Election of Mr. Guo Feng to continue         ISSUER            YES             FOR                  FOR

serving as External Supervisor of the Bank

PROPOSAL #14.4: Election of Mr. Dai Deming to                     ISSUER            YES             FOR                  FOR

continue serving as External Supervisor of the Bank

PROPOSAL #14.5: Election of Mr. Song Fengming to                ISSUER            YES             FOR                  FOR

serve as shareholder representative Supervisor of the

PROPOSAL #15.1: Election of Mr. Zhu xiaohuang as an          ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.2: Election of Ms. Wang Shumin as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.3: Election of Mr. Wang Yong as an Non-         ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.4: Election of Ms. Li Xiaoling as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.5: Election of Mr. Zhu Zhenmin as an              ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #15.6: Election of Mr. Lu Xiaoma as an Non-         ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #15.7: Election of Ms. Chen Yuanling as an          ISSUER            YES             FOR                  FOR

Non-Executive Director of the bank

PROPOSAL #16.: Approve the adjustment of items of              ISSUER            YES             FOR                  FOR

delegation of authorities by the shareholders'

general  meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA COSCO HOLDINGS CO. LTD

  TICKER:                  N/A                 CUSIP:   Y1455B106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company [the 'Board of Directors']

for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Auditors' report of the Company for the YE

31 DEC 2009

PROPOSAL #4: Approve the 2009 profit distribution plan      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 International Auditors of the Company and

Zhongruiyuehua certified Public Accountants co., ltd.

 as the PRC Auditors of the Company to hold office

until the conclusion of the next AGM and to authorize

 the Board of Directors to fix their remuneration

PROPOSAL #S.6: Approve the issue of medium term notes        ISSUER            YES             FOR                  FOR

 in an aggregate principal amount not exceeding RMB

10 billion [the medium- term notes] and  authorize

the Board of Directors to deal with all matters in

connection with the issue of the Medium Term Notes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA DEVELOPMENT FINANCIAL HOLDING COMPANY INC

  TICKER:                  N/A                 CUSIP:   Y1460P108

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of the 2009 unsecured                 ISSUER             NO              N/A                  N/A

convertible bonds

PROPOSAL #B.1: Receive the 2009 business reports,              ISSUER            YES             FOR                  FOR

financial statements and the consolidated financial

statements of the Company

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; stock dividend:10 for 1,000

shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.5: Authorize the Directors to issue new          ISSUER            YES             FOR                  FOR

shares of capital injection via private placement or

issue global depositary receipt via private placement

 at appropriate time

PROPOSAL #B.6: Authorize the Directors to issue new          ISSUER            YES             FOR                  FOR

shares of capital injection or issue global

depositary receipt at appropriate time

PROPOSAL #B71.1: Election of Kai Tung Investment Co.,        ISSUER            YES             FOR                  FOR

 Ltd./ Chen, Mu-Tsai as a Director, ID / shareholder

NO: 1115972

PROPOSAL #B71.2: Election of Kai Tung Investment Co.,        ISSUER            YES             FOR                  FOR

 Ltd./ Yang, Paul as a Director, ID / shareholder NO:

 1115972

PROPOSAL #B71.3: Election of GPPC Chemical Corp./              ISSUER            YES             FOR                  FOR

Tung, Chao-Chin as a Director, ID / shareholder NO:

1116025

PROPOSAL #B71.4: Election of GPPC Chemical Corp./              ISSUER            YES             FOR                  FOR

Liao, Long-I as a Director, ID / shareholder NO:

1116025

PROPOSAL #B71.5: Election of Hsing Wen Investment              ISSUER            YES             FOR                  FOR

Co., Ltd./ Hsu, Daw-Yi as a Director, ID /

shareholder NO: 1189022

PROPOSAL #B71.6: Election of Hsing Wen Investment              ISSUER            YES             FOR                  FOR

Co., Ltd./ Dzeng, Simon as a Director, ID /

shareholder NO: 1189022

PROPOSAL #B71.7: Election of Chi-Jie Investment Co.,         ISSUER            YES             FOR                  FOR

Ltd./ Shiau, Fung-Shyung as a Director, ID /

shareholder NO: 1115973

PROPOSAL #B71.8: Election of Chi-Jie Investment Co.,         ISSUER            YES             FOR                  FOR

Ltd./ Chen, David as a Director, ID / shareholder NO:

 1115973

PROPOSAL #B71.9: Election of Chien Ta Investment Co.         ISSUER            YES             FOR                  FOR

Ltd./ Chang, Eddy as a Director, ID / shareholder NO:

 1116050

PROPOSAL #B7110: Election of Chien Ta Investment Co.         ISSUER            YES             FOR                  FOR

Ltd./ Lai, Jane as a Director, ID / shareholder NO:

1116050

PROPOSAL #B72.1: Election of Teng, John H.S. as an            ISSUER            YES             FOR                  FOR

Independent Director, ID / shareholder NO: A102677993

PROPOSAL #B72.2: Election of Tsay, Ching-Yen as an            ISSUER            YES             FOR                  FOR

Independent Director, ID / shareholder NO: J102300182

PROPOSAL #B72.3: Election of Bao, Gilbert as an                 ISSUER            YES             FOR                  FOR

Independent Director, ID / shareholder NO: A120634914

PROPOSAL #B73.1: Election of Shen, Hsiao-Ling as a            ISSUER            YES             FOR                  FOR

Supervisor, ID No.: A202758771

PROPOSAL #B73.2: Election of Lee, Frank Kangzhi as a         ISSUER            YES             FOR                  FOR

Supervisor, ID No.: R102009248

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA DONGXIANG (GROUP) CO LTD

  TICKER:                  N/A                 CUSIP:   G2112Y109

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements and the reports of the Directors

Directors  and the Auditors of the Company for the YE

 31 DEC 2009

PROPOSAL #2.a: Approve to declare a final dividend            ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009 to the shareholders of the

Company which shall be paid out of the share premium

account of the Company, if necessary, subject to

provisions of the Companies Law  2007 revision  of

PROPOSAL #2.b: Approve to declare a final special              ISSUER            YES             FOR                  FOR

dividend for the YE 31 DEC 2009 to the shareholders

of the Company which shall be paid out of the share

premium account of the Company, if necessary, subject

 to provisions of the Companies Law  2007 revision

of the Cayman Islands

PROPOSAL #3.a.i: Re-elect Mr. Qin Dazhong as an                 ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.aii: Re-elect Mr. Gao Yu as a Non-                    ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.b: Authorize the Board of Directors                 ISSUER            YES             FOR                  FOR

Board  of the Company to fix the Directors'

Remuneration

PROPOSAL #4: Re-appointment of Messrs.                                 ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers, Certified Public Accountants,

 as the Auditors of the Company until the conclusion

of the next AGM and authorize the Board to fix their

remuneration

PROPOSAL #5: Authorize the Directors to exercise                ISSUER            YES             FOR                  FOR

during the Relevant Period  as defined in paragraph

d  below  all the powers of the Company to allot,

issue and deal with additional shares of HKD 0.01 in

the share capital of the Company Shares  and to make

or grant offers, agreements, options or warrants

which would or might require the exercise of such

powers; after the end of the Relevant Period; the

aggregate nominal value of share capital allotted or

agreed conditionally or unconditionally to be

allotted  whether pursuant to an option or otherwise

 by the Directors pursuant to the mandate in

paragraph  a , otherwise than pursuant to  i  a Right

 Issue  as defined in paragraph  d  below ; or  ii

any option scheme or similar arrangement for the time

 being adopted by the Company for the purpose of

granting or issuing Shares CONTD..

PROPOSAL #6: Authorize the Directors  a  a general            ISSUER            YES             FOR                  FOR

mandate to exercise during the Relevant Period  as

defined in paragraph  b  below  all the powers of the

 Company to purchase or otherwise acquire Shares in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on The Stock Exchange of Hong Kong

Limited, provided that the aggregate nominal amount

of Shares so purchased or otherwise acquired shall

not exceed 10% of the aggregate nominal amount of the

 share capital of the Company in issue as at the date

 of this Resolution;  Authority expires the

conclusion of the next AGM of the Company the

expiration of the period within which the next AGM of

 the Company required by the Company's articles of

association or any applicable law to be held

PROPOSAL #7: Approve the condition upon the passing          ISSUER            YES             FOR                  FOR

of resolutions No. 5 and No. 6 above, the aggregate

nominal amount of the Shares which are purchased or

otherwise acquired by the Company pursuant to

resolution No. 6 shall be added to the aggregate

nominal amount of the Shares which may be issued

pursuant to resolution No. 5, provided that such

aggregated amount shall not exceed 10% of the

aggregate nominal amount of the issued share capital

of the Company as at the date of this Resolution

PROPOSAL #8: Authorize the Board to pay out of the            ISSUER            YES             FOR                  FOR

share premium account of the Company such interim

dividends to shareholders as may be declared from

time to time during the period from the passing of

this Resolution until 31 DEC 2010 up to a maximum

amount of HKD 500,000,000, subject to provisions of

the Companies Law  2007 revision  of the Cayman

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA EASTERN AIRLINES CORPORATION LIMITED

  TICKER:                  N/A                 CUSIP:   Y1406M102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Elect Mr. Wu Xiaogen as an Independent          ISSUER            YES             FOR                  FOR

Non-Executive Director of the 5th

PROPOSAL #2: Elect Mr. Ji Weidong as an Independent          ISSUER            YES             FOR                  FOR

Non-Executive Director of the 5th

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA EASTERN AIRLINES CORPORATION LIMITED

  TICKER:                  N/A                 CUSIP:   Y1406M102

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors for the year 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Auditors' reports for the Company for the

year 2009

PROPOSAL #4: Approve the Company's profit                            ISSUER            YES             FOR                  FOR

distribution proposal for the year 2009

PROPOSAL #5: Re-appoint PricewaterhouseCoopers, Zhong        ISSUER            YES             FOR                  FOR

 Tian CPAs Limited Company as the Company's PRC

domestic Auditors for the FYE 31 DEC 2010 and

PricewaterhouseCoopers, Certified Public Accountants

as the Company's International Auditors for the FYE

31 DEC 2010, and authorize the Board to determine

their remuneration

PROPOSAL #6.1: Approve the appointment of Mr. Liu              ISSUER            YES             FOR                  FOR

Shaoyong as a Director of the sixth session of the

Board

PROPOSAL #6.2: Approve the appointment of Mr. Li Jun         ISSUER            YES             FOR                  FOR

as a Director of the sixth session of the Board

PROPOSAL #6.3: Approve the appointment of Mr. Ma                ISSUER            YES             FOR                  FOR

Xulun as a Director of the sixth session of the Board

PROPOSAL #6.4: Approve the appointment of Mr. Luo              ISSUER            YES             FOR                  FOR

Chaogeng as a Director of the sixth session of the

Board

PROPOSAL #6.5: Approve the appointment of Mr. Luo              ISSUER            YES             FOR                  FOR

Zhuping as a Director of the sixth session of the

PROPOSAL #6.6: Approve the appointment of Mr. Sandy          ISSUER            YES             FOR                  FOR

Ke-Yaw Liu as an Independent Non-Executive Director

of the sixth session of the Board

PROPOSAL #6.7: Approve the appointment of Mr. Wu                ISSUER            YES             FOR                  FOR

Xiaogen as an Independent Non-Executive Director of

the sixth session of the Board

PROPOSAL #6.8: Approve the appointment of Mr. Ji                ISSUER            YES             FOR                  FOR

Weidong as an Independent Non-Executive Director of

the sixth session of the Board

PROPOSAL #6.9: Approve the appointment of Mr. Shao            ISSUER            YES             FOR                  FOR

Ruiqing as an Independent Non-Executive Director of

the sixth session of the Board

PROPOSAL #7.1: Approve the appointment of Ms. Liu              ISSUER            YES             FOR                  FOR

Jiangbo, as a shareholder representative Supervisor

of the sixth session of the Supervisors Committee of

the Company

PROPOSAL #7.2: Approve the appointment of Mr. Xu                ISSUER            YES             FOR                  FOR

Zhao, as a shareholders representative Supervisor of

the sixth session of the Supervisors Committee of the

 Company

PROPOSAL #7.3: Approve the appointment of Mr. Liu              ISSUER            YES             FOR                  FOR

Jiashun, as a shareholders representative Supervisor

of the sixth session of the Supervisors Committee of

the Company

PROPOSAL #S.8: Authorize the Board to issue shares of        ISSUER            YES             FOR                  FOR

 the Company, during the Relevant Period (as

specified), an unconditional general mandate to

separately or concurrently issue, allot and/or deal

with domestic shares (Domestic Shares) and overseas

listed foreign shares (Foreign Shares) of the

Company, and to make or grant offers, agreements or

options in respect thereof, subject to the following

conditions: i) such mandate shall not extend beyond

the Relevant Period save that the Board may during

the Relevant Period make or grant offers, agreements

or options which might require the exercise of such

powers after the end of the Relevant Period; ii) the

number of the Domestic CONTD.

PROPOSAL #CONTD: CONTD. Shares and Foreign Shares to         ISSUER             NO              N/A                  N/A

be issued and allotted or agreed conditionally or

unconditionally to be issued and allotted by the

Board shall not exceed 20% of each of its existing

Domestic Shares and Foreign Shares; and iii) the

Board will only exercise its power under such mandate

 in accordance with the Company Law of the PRC and

the Listing Rules (as amended from time to time) or

applicable laws, rules and regulations of other

government or regulatory bodies and only if all

necessary approvals from the CSRC and/or other

relevant PRC government authorities are obtained;

Authority expires the earlier of the conclusion of

the next AGM of the Company following the passing of

this special resolution; or the expiration of the 12-

month period following CONTD.

PROPOSAL #CONTD: CONTD. the passing of this special          ISSUER             NO              N/A                  N/A

resolution ; c) contingent on the Board resolving to

separately or concurrently issue shares pursuant to

this special resolution, the Board be authorized to

increase the registered capital of the Company to

reflect the number of share authorized to be issued

by the Company pursuant to this special resolution

and to make such appropriate and necessary amendments

 to the Articles of Association as they think fit to

reflect such increases in the registered capital of

the Company and to take any other action and complete

 an formality required to effect the separately or

concurrently issuance of shares pursuant to this

special resolution and the increase in the registered

 capital of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA EASTERN AIRLINES CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y1406M102

  MEETING DATE:      9/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the specified terms and conditions [the

A Share Specific Mandate], Class of shares to be

issued and the nominal value: A Shares with par value

 of RMB 1.00 each

PROPOSAL #S.1.2: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the specified terms and conditions [the

A Share Specific Mandate], Method of issue: Non-

public offering and will be issued accordingly within

 6 months after the approval from CSRC has been

PROPOSAL #S.1.3: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the specified terms and conditions [the

A Share Specific Mandate], Number of shares to be

issued: Not more than 1,350,000,000 new A Shares, of

which not more than 490,000,000 new A Shares will be

issued to CEA Holding; the maximum number of new A

Shares to be issued will be adjusted if there is any

ex-rights or ex-dividend arrangement after 10 JUL 2009

PROPOSAL #S.1.4: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the specified terms and conditions [the

A Share Specific Mandate], Target subscriber and

method of subscription: Not more than 10 specific

investors [subject to the maximum number of specific

investors as permitted by PRC laws and regulations at

 the time of the issuance] including CEA Holding, and

 if for any reason the intended issue of new A Shares

 to CEA Holding does not proceed to completion, a

substituting investor may be invited to participate

in the issue of new A Shares and the maximum number

of investors will remain 10; the subscription price

PROPOSAL #S.1.5: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the specified terms and conditions [the

A Share Specific Mandate], Date of determination of

the subscription price, the subscription price and

basis of the determination of the subscription price:

 to the results of the price sounding-out process as

required by CSRC, the subscription price shall not be

 less than RMB4.75 per A Share, being 90% of the

average trading price for the A Shares during the

Price Fixing Period; the Price Fixing Period means

the 20 trading days ending on and including 5 JUN

2009; the minimum subscription price of the new A

Shares will be adjusted if there is any ex-rights or

ex-dividend arrangement after 10 JUL 2009

PROPOSAL #S.1.6: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the following terms and conditions [the

A Share Specific Mandate], Lock- up period

arrangement The new A Shares to be subscribed for :

by CEA Holding shall not be disposed of within 36

months from the date of the completion of the

subscription, and the new A Shares to be subscribed

for by the other specific investors shall not be

disposed of within 12 months from the date of the

completion of the respective subscription

PROPOSAL #S.1.7: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the following terms and conditions [the

A Share Specific Mandate], Place of listing: The new

A Shares shall be listed on the Shanghai Stock

PROPOSAL #S.1.8: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the following terms and conditions [the

A Share Specific Mandate], Use of proceeds: After

deduction of the relevant expenses, the total

proceeds are intended to be used as working capital

of the Company

PROPOSAL #S.1.9: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the following terms and conditions [the

A Share Specific Mandate], Arrangement of retained

profits: The retained profits prior to the issuance

of new A Shares pursuant to this Resolution will be

shared among the existing and new Shareholders

PROPOSAL #S1.10: Authorize the Board to issue new A          ISSUER            YES             FOR                  FOR

Shares under the specified terms and conditions [the

A Share Specific Mandate], Validity period of this

Resolution: The passing of this Resolution at the EGM

 and the respective class meetings until the earlier

of: i] the expiration of the 12-month period

following the passing of the special resolution; or

ii] the date on which the A Share Specific Mandate is

 revoked or varied by a special resolution at the

shareholders' general meeting and respective class

meetings of the Company

PROPOSAL #S.2: Authorize the Board to issue not more         ISSUER            YES             FOR                  FOR

than 490,000,000 new H Shares, by way of non-public

offering, to CES Global, at the minimum subscription

price of HKD1.40 per H Share, being 90% of the

average trading price for the H Shares during the

Price Fixing Period; the maximum number of new H

Shares to be issued and the minimum subscription

price of the new H Shares will be adjusted if there

is any ex-rights or ex-dividend arrangement after 10

JUL 2009, and for the purposes of this H Share

Specific Mandate: Relevant Period means the period

from the passing of this Resolution at the EGM and

the respective class meetings until the earlier of:

[A] the expiration of the 12-month period following

the passing of the [B] the date on which the H Share

Specific Mandate is revoked or varied by a special

resolution at the shareholders' general meeting and

respective class meetings of the Company

PROPOSAL #S.3: Approve and ratify, the Plan for the          ISSUER            YES             FOR                  FOR

Non-public Issuance of A Shares by China Eastern

Airlines Corporation Limited, details of the

aforesaid plan were contained in the Overseas

Regulatory Announcement of the Company published on

the website of the Stock Exchange on 12 JUL 2009

PROPOSAL #S.4: Approve and ratify the terms and                 ISSUER            YES             FOR                  FOR

conditions and the implementation of the transactions

 contemplated under the A Share Subscription

Agreement and the H Share Subscription Agreement

PROPOSAL #S.5: Authorize the Board, conditional upon         ISSUER            YES             FOR                  FOR

the passing of Resolution 1 or Resolution 2 above, to

 make such appropriate and necessary amendments to

the Articles of Association as they think fit to

reflect such increases in the registered capital and

change of shareholding of the Company

PROPOSAL #6.: Approve that Company satisfies the                ISSUER            YES             FOR                  FOR

conditions for non-public issuance of A Shares to

specific investors

PROPOSAL #7.: Approve and ratify the Explanation on          ISSUER            YES             FOR                  FOR

the Use of the Proceeds of the Previous Fund Raising

Activities, details of the aforesaid explanation were

 contained in an announcement of the Company in

relation to the board resolutions of the Company

published on the website of the Company on 13 JUL 2009

PROPOSAL #8.: Authorize the Directors, conditional            ISSUER            YES             FOR                  FOR

upon: the passing of the special resolution in

relation to the approval of the A Share Subscription

as further specified in Resolution 1; and the passing

 of the special resolution in relation to the

approval of the H Share Subscription as further

specified in Resolution 2, authorize the Directors,

to sign all such documents and/or do all such things

and acts as the Directors may consider necessary or

expedient and in the interest of the Company for the

purpose of effecting or otherwise in connection with

any transaction contemplated under Resolution No. 1

and Resolution No. 2 above or any matter incidental

thereto, including but not limited to: [1] to

formulate and implement plans for effecting the

issuance of new A Shares and new H Shares according

to terms and conditions set out in Resolution No. 1

and Resolution No. 2 above and the specific

circumstances at the time of issuance of the new A

Shares and the new H Shares; [2] in the event of

changes in the policies of the relevant regulatory

authorities in relation to the transactions

contemplated under Resolution No. 1 and Resolution

No. 2 above or changes in the market conditions in

the PRC, to make appropriate adjustments to such

plans as described in paragraph [1] above; [3] to the

 extent in compliance with the requirements of the

CSRC and other relevant regulatory authorities, to

determine the number of shares to be issued to each

specific investor, the total number of which shall

not exceed the maximum number of new A Shares and the

 number of new H Shares resolved to be issued in

Resolution No.1 and Resolution No.2 above; [4] to

amend the proposals in relation to the issuance of

new A Shares and new H Shares and the use of

proceeds, and to approve and execute relevant

financial reports, profit forecast and other

application documents according to the requirements

of the governing authorities and regulatory

authorities; [5] where necessary, to enter into any

supplemental agreements [if applicable] or other

relevant legal documents with each of the specific

investors and decide their respective effective date;

 [6] to engage intermediary institutions including

sponsors to handle the relevant application issues

arising from the issuance of new A Shares and new H

Shares in accordance with the policies of relevant

governing authorities; [7] to make consequential

amendments to the relevant provisions in the Articles

 of Association and to handle relevant registration,

lock-up and application for listing of the new A

Shares with Shanghai Stock Exchange and Shanghai

branch of China Securities Depository and Clearing

Corporation Limited and the relevant registration and

 application for listing of the new H Shares with the

 Stock Exchange; [8] to make adjustments to the use

of funds being raised from the issuance of new A

Shares and new H Shares according to the requirements

 of the relevant regulatory authorities and the

actual circumstances of the securities market; [9] to

 the extent permitted by applicable laws, regulations

PROPOSAL #9.: Approve and ratify the Feasibility                ISSUER            YES             FOR                  FOR

Report on the Use of Proceeds Raised from the Non-

public Issuance of A Shares A, a summary of the key

features of the aforesaid feasibility report was in

the Plan for the Non-public Issuance of A Shares by

China Eastern Airlines Corporation Limited which was

contained in an Overseas Regulatory Announcement of

the Company published on the website of the Stock

Exchange on 12 JUL 2009

PROPOSAL #10.: Approve, that CEA Holding is waived by        ISSUER            YES             FOR                  FOR

 the Shareholders from having to make a general offer

 to all the shareholders of the Company to acquire

their shares in the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA EASTERN AIRLINES CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y1406M102

  MEETING DATE:      9/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Class of shares to be issued and

the nominal value: A Shares with par value of RMB

1.00 each

PROPOSAL #S.1.2: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Method of issue: Non-public

PROPOSAL #S.1.3: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Number of shares to be issued: Not

 more than 1,350,000,000 new A Shares to be issued

will be adjusted if there is any ex-rights or ex-

dividend arrangement after 10 JUL 2009

PROPOSAL #S.1.4: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Target subscriber and method of

subscription: Not more than 10 specific investors

[subject to the maximum number of specific investors

as permitted by PRC laws and regulations at the time

of the issuance] including CEA Holding, and if for

any reason the intended issue of new A Shares to CEA

Holding does not proceed to completion, a

substituting investor may be invited to participate

in the issue of new A Shares and the maximum number

of investors will remain 10; the subscription price

PROPOSAL #S.1.5: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Date of determination of the

subscription price, the subscription price and basis

of the determination of the subscription price:

subject to the results of the price sounding-out

process as required by CSRC, the subscription price

shall not be less than RMB 4.75 per A Share, being

90% of the average trading price for the A Shares

during the Price Fixing Period; the Price Fixing

Period means the 20 trading days ending on and

including 05 JUN 2009; the minimum subscription price

 of the new A Shares will be adjusted if there is any

 ex-rights or ex-dividend arrangement after 10 JUL

PROPOSAL #S.1.6: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Lock- up period arrangement: The

new A Shares to be subscribed for : by CEA Holding

shall not be disposed of within 36 months from the

date of the completion of the subscription, and the

new A Shares to be subscribed for by the other

specific investors shall not be disposed of within 12

 months from the date of the completion of the

respective subscription

PROPOSAL #S.1.7: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Place of listing: The new A Shares

 shall be listed on the Shanghai Stock Exchange

PROPOSAL #S.1.8: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Use of proceeds: After deduction

of the relevant expenses, the total proceeds are

intended to be used as working capital of the Company

PROPOSAL #S.1.9: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Arrangement of retained profits:

The retained profits prior to the issuance of new A

Shares pursuant to this Resolution will be shared

among the existing and new Shareholders of the Company

PROPOSAL #S1.10: Approve and ratify the Board to                ISSUER            YES             FOR                  FOR

grant an unconditional specific mandate to issue new

A Shares under the terms and conditions [the A Share

Specific Mandate]: Validity period of this

Resolution: The passing of this Resolution at the EGM

 and the respective class meetings until the earlier

of: i] the expiration of the 12-month period

following the passing of the special resolution; or

ii] the date on which the A Share Specific Mandate is

 revoked or varied by a special resolution at the

shareholders' general meeting and respective class

PROPOSAL #S.2: Authorize the Board, during the                   ISSUER            YES             FOR                  FOR

Relevant Period [as defined below], an unconditional

specific mandate [the H Share Specific Mandate], to

issue not more than 490,000,000 new H Shares, by way

of non-public offering, to CES Global, at the minimum

 subscription price of HKD 1.40 per H Share, being

90% of the average trading price for the H Shares

during the Price Fixing Period; the maximum number of

 new H Shares to be issued and the minimum

subscription price of the new H Shares will be

adjusted if there is any ex-rights or ex-dividend

arrangement after 10 JUL 2009; and [Authority expires

 the 12 months period following passing of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA EASTERN AIRLINES CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y1406M102

  MEETING DATE:      10/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve and ratify the proposal for            ISSUER            YES             FOR                  FOR

the absorption of Shanghai Airlines by the Company

through exchange as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA EASTERN AIRLINES CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y1406M102

  MEETING DATE:      10/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve and ratify the absorption of          ISSUER            YES             FOR                  FOR

Shanghai Airlines by the Company through share

PROPOSAL #S.2: Approve and ratify the terms and                 ISSUER            YES             FOR                  FOR

conditions and the implementation of the transactions

 contemplated under the Absorption Agreement

PROPOSAL #S.3: Approve and ratify the Draft Report            ISSUER            YES             FOR                  FOR

for the Absorption of Shanghai Airlines Co., Ltd by

China Eastern Airlines Corporation Limited

PROPOSAL #S.4: Authorize the Board, conditional upon         ISSUER            YES             FOR                  FOR

the passing of Resolution 1 above, to make such

appropriate and necessary amendments to the Articles

of Association as they think fit to reflect the

increases in the registered capital and change of

shareholding of the Company

PROPOSAL #5.: Approve that the Company satisfies the         ISSUER            YES             FOR                  FOR

conditions for material assets reorganization

PROPOSAL #6.: Authorize the Directors, conditional            ISSUER            YES             FOR                  FOR

upon the passing of Resolution 1 above, to sign all

such documents and/or do all such things and acts as

the Directors may consider necessary or expedient and

 in the interest of the Company for the purpose of

effecting or otherwise in connection with any

transaction contemplated under Resolution 1 above or

any matter incidental thereto

PROPOSAL #7.: Approve that, in connection with the            ISSUER            YES             FOR                  FOR

proposed absorption of Shanghai Airlines, the Company

 may provide guarantee to its wholly owned subsidiary

 set up for the purpose of absorbing all the assets

and assuming all the liabilities of Shanghai

Airlines, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA EVERBRIGHT LTD

  TICKER:                  N/A                 CUSIP:   Y1421G106

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial                          ISSUER            YES             FOR                  FOR

statements, the report of the Directors and

Independent Auditor's report of the Company for the

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-elect Mr. Tang Chi Chun, Richard as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.B: Re-elect Mr. Ng Ming Wah, Charles as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.C: Authorize the Board to fix the                     ISSUER            YES             FOR                  FOR

remuneration of Directors

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Board of Directors to fix the remuneration  of

the Auditors

PROPOSAL #5: Approve the general mandate to issue              ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #6: Approve the general mandate to                        ISSUER            YES             FOR                  FOR

repurchase shares

PROPOSAL #7: Approve the extension of the general              ISSUER            YES             FOR                  FOR

mandate to issue shares of the Company

PROPOSAL #S.8: Approve the amendments to the Articles        ISSUER            YES             FOR                  FOR

 of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA FOODS LTD

  TICKER:                  N/A                 CUSIP:   G2154F109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited financial statements          ISSUER            YES             FOR                  FOR

and the reports of the Directors and Auditors of the

Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HK 3.45                ISSUER            YES             FOR                  FOR

cents per share for the YE 31 DEC 2009

PROPOSAL #3: Re-elect Mr. Qu Zhe as an Executive                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-elect Mr. Zhang Zhentao as an                     ISSUER            YES         AGAINST           AGAINST

Executive Director

PROPOSAL #5: Re-elect Ms. Luan Xiuju as an Executive         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-elect Mr. Ma Jianping as a Non-                  ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7: Re-elect Ms. Wu Wenting as a Non-                    ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #8: Re-elect Mr. Wang Zhiying as an                       ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #9: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the Directors' remuneration for the ensuing year

PROPOSAL #10: Re-appoint Ernst & Young as the                     ISSUER            YES             FOR                  FOR

Auditors for the ensuing year and authorize the Board

 of Directors to fix their remuneration

PROPOSAL #11: Authorize the Directors to allot, issue        ISSUER            YES             FOR                  FOR

 and deal with additional shares of the Company

PROPOSAL #12: Authorize the Directors to repurchase          ISSUER            YES             FOR                  FOR

shares in the capital of the Company

PROPOSAL #13: Authorize the Directors, subject to the        ISSUER            YES             FOR                  FOR

 passing of Resolutions 11 and 12, to issue

additional shares representing the nominal value of

the shares repurchased by the Company

PROPOSAL #S.14: Amend the Bye-laws of the Company               ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA FOODS LTD

  TICKER:                  N/A                 CUSIP:   G2154F109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and ratify the COFCO Products            ISSUER            YES             FOR                  FOR

Mutual Supply Agreement (as defined in the circular

of the Company dated 20 MAY 2010 (the Circular), a

copy of which has been produced to the SGM and marked

 A and initialed by a Director of the Company for the

 purpose of identification) entered into between the

Company and COFCO Corporation dated 05 MAY 2010 (a

copy of which has been produced to the SGM and marked

 B and initialed by a Director of the Company for the

 purpose of identification) relating to, among other

things, the supply of products by the COFCO Group (as

 defined in the Circular) to the Company and its

subsidiaries (the Group) and the transactions

contemplated thereunder and approve the aggregate

transaction value cap of RMB 350,000,000 in respect

of the supply of products by the COFCO Group to the

Group for the YE 31 DEC 2010

PROPOSAL #2: Approve and ratify the COFCO Coca-Cola          ISSUER            YES             FOR                  FOR

Products Mutual Supply Agreement (as defined in the

Circular) entered into between COFCO Coca-Cola

Beverages Limited and Tianjin Coca-Cola Beverages

Co., Ltd. dated 10 MAY 2010 (a copy of which has been

 produced to the SGM and marked C and initialed by a

Director of the Company for the purpose of

identification) relating to, among other things, the

supply and provision of raw materials, packaging

materials and related services by the COFCO Coca-Cola

 Group (as defined in the Circular) to the Tianjin

Bottler (as defined in the Circular) and the

transactions contemplated thereunder and approve the

aggregate transaction value caps of RMB 400 million

and RMB 600 million in respect of the supply and

provision of raw materials, packaging materials and

related services by the COFCO Coca-Cola Group to the

Tianjin Bottler for the years ending 31 DEC 2010 and

2011

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA HIGH SPEED TRANSMISSION EQUIP GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   G2112D105

  MEETING DATE:      1/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify and approve the Amended and                 ISSUER            YES             FOR                  FOR

Restated Equity Swap dated 06 NOV 2009 entered into

between the Company and Morgan Stanley & Co,

International Plc as specified , the terms thereof

and the transactions contemplated there under in all

respects and authorize any one Director of the

Company, generally and unconditionally, to do all

such further acts and things and to sign and execute

all such other documents, instruments and agreements

and to take such steps which in the opinion of the

director may be necessary, appropriate, desirable or

expedient to implement and/or give effect to the

terms of the Amended and Restated Equity Swap and the

 transactions contemplated thereunder

PROPOSAL #S.2: Approve the proposed potential off-             ISSUER            YES             FOR                  FOR

market repurchase by the Company of up to 12,612,707

ordinary shares of the Company as contemplated by the

 Amended and Restated Equity Swap  Share Repurchase

which represent up to approximately 1.01% of the

existing issued share capital of the Company and

authorize any one Director of the Company to do all

such further acts and things and to sign and execute

all such other documents, instruments and agreements

and to take such steps which in the opinion of the

Director may be necessary, appropriate, desirable or

expedient to implement and/or give effect to the

Share Repurchase

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA HIGH SPEED TRANSMISSION EQUIPMENT GROUP CO L

  TICKER:                  N/A                 CUSIP:   G2112D105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the audited consolidation                   ISSUER            YES             FOR                  FOR

financial statements and together with the Directors'

 report and the independent Auditors' report of the

Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend in respect of          ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect Mr. Hu Yueming as an                       ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.b: Re-elect Mr. Chen Yongdao as an                   ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.c: Re-elect Mr. Lu Xun as an Executive            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.d: Re-elect Mr. Jin Maoji as an Executive        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #3.e: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the remuneration of Directors

PROPOSAL #4: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the Board

of Directors of the Company to fix their remuneration

PROPOSAL #5: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors of the Company to allot, issue and deal

 with the Company's share

PROPOSAL #6: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors of the Company to repurchase the

Company's shares

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 issue shares of the Company by adding thereto the

shares repurchased by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA HUIYUAN JUICE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G21123107

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that, the Supplemental Raw                ISSUER            YES             FOR                  FOR

Materials Purchase and Recyclable Containers Sales

Agreement and the proposed revised annual monetary

caps contemplated thereunder; and authorize any

Director of the Company to do all such acts and

things, execute all such documents and take all such

steps which he/she deems necessary, desirable or

expedient to implement and/or give effect to the

terms of and the transactions contemplated under the

Supplemental Raw Materials Purchase and Recyclable

Containers Sales Agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA HUIYUAN JUICE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G21123107

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a: Re-elect Mr. Zhu Xinli as a Director          ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3.b: Re-elect Mr. Jiang Xu as a Director            ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3.c: Re-elect Mr. Wang Bing as a Director          ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3.d: Re-elect Mr. Li Wenjie as a Director          ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #4: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 as the Auditors and authorize the Board of Directors

 of the Company to fix their remuneration

PROPOSAL #5: Approve to give general mandate to the          ISSUER            YES             FOR                  FOR

Directors to repurchase shares in the Company not

exceeding 10% of the issued share capital of the

Company

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Director to allot, issue and deal with additional

shares not exceeding 20% of the issued share capital

of the Company

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 the Directors to allot, issue and deal with

additional shares in the Company to include the

nominal amount of shares repurchased under Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA INSURANCE INTERNATIONAL HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y1456Z128

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Sale and                     ISSUER            YES             FOR                  FOR

Purchase Agreement dated 22 MAY 2009 entered into

among China Insurance International Holdings Company

Limited [the 'Company'], China Insurance H.K.

[Holdings] Company Limited ['CIHK'] and Manhold

Limited [as specified, the Agreement] and the

transactions contemplated thereunder and the

implementation thereof; conditional upon the Listing

Committee of The Stock Exchange of Hong Kong Limited

[the 'Stock Exchange'] granting approval for the

listing of, and permission to deal in, the

138,924,700 shares of the Company to be issued and

allotted by the Company to CIHK and/or its nominee[s]

 or subsidiary[ies] as it may direct pursuant to the

Agreement [the 'SPA Shares'], the issue and allotment

 of such SPA Shares to CIHK and/or its nominee[s] or

subsidiary[ies] as it may direct; and authorize the

Directors of the Company for and on behalf of the

Company to do all such acts and things, to sign and

execute all such documents, instruments and

agreements and to take all such steps as they may

consider necessary, appropriate, desirable or

expedient to give effect to or in connection with the

PROPOSAL #2.: Approve, conditional upon the                        ISSUER            YES             FOR                  FOR

Privatization Proposal [as specified] becoming

effective in accordance with it terms, the allotment

and issue of new shares of the Company to the

Directors of the Company and their associates and any

 other connected persons of the Company as

consideration under the Privatization Proposal, for

the purposes of Chapter 14A of the Rules Governing

the Listing of Securities of the Stock Exchange [the

'Listing Rules']; conditional upon the Privatization

Proposal becoming effective in accordance with it

terms, the allotment and issue of new shares of the

Company to Cheung Kong [Holdings] Limited, Mr. Wu Chi

 Hung, Mr. Cheng Kwok Ping and their respective

associates as consideration under the Privatization

Proposal for the purposes of Chapter 14A of the

Listing Rules; and authorize the Directors of the

Company for and on behalf of the Company to do all

such acts and things, to sign and execute all such

documents, instruments and agreements and to take all

 such steps as they may consider necessary,

appropriate, desirable or expedient to give effect to

 the transactions set out in [a] and [b] and all

other matters incidental thereto

PROPOSAL #S.3: Approve, conditional upon the                       ISSUER            YES             FOR                  FOR

obtaining of consent from the Office of Commissioner

of Insurance in Hong Kong on the change of Company

name of the Company [if required], the name of the

Company be changed from China Insurance International

 Holdings Company Limited as specified to China

Taiping Insurance Holdings Company Limited as

specified and authorize the Directors of the Company

to do all such acts, deeds and things and execute all

 such documents and make all such arrangements as

they shall, in their absolute discretion, deem

necessary or expedient to effect the foregoing

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA INTERNATIONAL MARINE CONTAINERS GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y1457J107

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Audit Firm appointment                ISSUER            YES         ABSTAIN           AGAINST

system

PROPOSAL #2.: Approve the guarantee for a project               ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA INTL MARINE CONTAINERS GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y1457J107

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES         ABSTAIN           AGAINST

Board of Directors

PROPOSAL #2: Approve the 2009 work report of                       ISSUER            YES         ABSTAIN           AGAINST

Independent Directors

PROPOSAL #3: Approve the 2009 work report of the                ISSUER            YES         ABSTAIN           AGAINST

Supervisory Committee

PROPOSAL #4: Approve the 2009 annual report                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5: Approve the 2010 bank credit guarantee          ISSUER            YES         ABSTAIN           AGAINST

for subsidiaries

PROPOSAL #6: Approve the Company and its controlled          ISSUER            YES         ABSTAIN           AGAINST

subsidiary to provide 2010 credit guarantee for its

dealers and clients

PROPOSAL #7: Approve the controlled subsidiary to              ISSUER            YES         ABSTAIN           AGAINST

provide bank credit guarantee for the Company's

subsidiaries

PROPOSAL #8: Approve the 2009 profit distribution              ISSUER            YES         ABSTAIN           AGAINST

plan 1)cash dividend shares   (Tax included): CNY

1.2000 2)Bonus issue from profit share/10 shares) :

None 3) Bonus issue from capital reserve (share/10

PROPOSAL #9: Appointment of the audit firm                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #10: Election of independent Directors                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #11: Election of Independent Directors                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #12: Election of shareholder representative         ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA LIFE INS CO LTD

  TICKER:                  N/A                 CUSIP:   Y1477R204

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the Year 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the Year 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company and the Auditor's Report for the YE

31 DEC 2009

PROPOSAL #4: Approve the Profit Distribution and Cash        ISSUER            YES             FOR                  FOR

 Dividend Distribution Plan of the Company for the

Year 2009

PROPOSAL #5: Re-appoint PricewaterhouseCoopers Zhong         ISSUER            YES             FOR                  FOR

Tian Certified Public Accountants Limited Company and

 PricewaterhouseCoopers, respectively, as the PRC

Auditor and International Auditor of the Company for

the year 2010 and to authorize the Board of Directors

 to determine their remuneration

PROPOSAL #6: Appointment of Mr. Anthony Francis Neoh         ISSUER            YES             FOR                  FOR

as an Independent Nonexecutive Director of the Company

PROPOSAL #7: Approve the renewal of liability                     ISSUER            YES         AGAINST           AGAINST

insurance for the Directors and Senior Management

officers of the Company

PROPOSAL #S.8: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA LONGYUAN PWR GROUP CORP LTD

  TICKER:                  N/A                 CUSIP:   Y1501T101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Directors (the 'Board') of the Company for the YE 31

DEC 2009

PROPOSAL #2: Approve the Supervisory Board's report          ISSUER            YES             FOR                  FOR

of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Auditor's report of the Company for the YE

31 DEC 2009

PROPOSAL #4: Approve the final accounts of the                   ISSUER            YES             FOR                  FOR

Company for the YE 31 DEC 2009

PROPOSAL #5: Approve the budget report of the Company        ISSUER            YES             FOR                  FOR

 for the year ending 31 DEC 2010

PROPOSAL #6: Approve the profit distribution plan of         ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

PROPOSAL #7: Approve the remuneration standards for          ISSUER            YES             FOR                  FOR

Directors and Supervisors of the Company for the year

 2010

PROPOSAL #8: Approve the re-appointment of RSM China         ISSUER            YES             FOR                  FOR

Certified Public Accountants Co., Ltd. and KPMG as

the Company's PRC Auditor and Overseas Auditor

respectively for the year 2010 for a term until the

conclusion of the next AGM of the Company and

authorize the Audit Committee under the Board to

determine their remunerations

PROPOSAL #S.9: Approve the issue of corporate bonds          ISSUER            YES             FOR                  FOR

with an aggregate nominal value of up to RMB 7.0

billion in the PRC and authorize the Board to deal

with all relevant matters relating to the issue of

corporate bonds

PROPOSAL #S.10: Approve the issue of short-term                 ISSUER            YES             FOR                  FOR

debentures with an aggregate nominal value of up to

RMB 8.9 billion in the PRC and authorize the Board to

 deal with all relevant matters relating to the issue

 of short-term debentures

PROPOSAL #S.11: Approve to grant to the Board a                 ISSUER            YES             FOR                  FOR

general mandate to issue, allot and deal with

additional domestic shares and H shares not exceeding

 20% of each of the aggregate nominal values of the

domestic shares and H shares of the Company

respectively in issue, and authorize the Board to

make amendments to the Articles of Association of the

 Company as it thinks fit so as to reflect the new

share capital structure upon the allotment or issue

of additional shares pursuant to the mandate

PROPOSAL #12: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve the proposals (if any)

put forward at the general meeting by shareholder(s)

holding 3% or more of the shares of the Company

carrying the right to vote thereat

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA LONGYUAN PWR GROUP CORP LTD

  TICKER:                  N/A                 CUSIP:   Y1501T101

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the revised annual caps for              ISSUER            YES             FOR                  FOR

each of the two year ending 31 DEC 2011 for the

continuing connected transaction, i.e. provision of

products and services from the Company and its

subsidiaries to China Guodian Corporation [Guodian],

contemplated under the master agreement on the mutual

 supply of materials, products and services dated 24

JUL 2009 entered into by the Company and Guodian, as

amended by a supplemental agreement dated 09 NOV 2009

 [Guodian Master Agreement]

PROPOSAL #2.: Approve the revised annual caps for              ISSUER            YES             FOR                  FOR

each of the two years ending 31DEC 2011 for the

continuing connected transaction, i.e. provision of

products and services from Guodian to the Company and

 its subsidiaries, contemplated under the Guodian

Master Agreement

PROPOSAL #S.3: Approve the amendments to certain                ISSUER            YES             FOR                  FOR

provisions in the Articles of Association of the

Company, and authorize the Board of Directors [the

Board] to deal with relevant registration procedures

and, at the Board's discretion, make appropriate

adjustments to the wording and content of the

Articles of Association pursuant to the requirements

of the regulatory authority, such authority can be

further delegated by the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MENGNIU DAIRY CO LTD

  TICKER:                  N/A                 CUSIP:   G21096105

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles 94 and 115 of the          ISSUER            YES             FOR                  FOR

Articles of Association as specified; and authorize

any Director of the Company to take such further

actions as he may in his sole and absolute discretion

 thinks fit for and on behalf of the Company to

implement the aforesaid amendments to the existing

Articles by the Company

PROPOSAL #2.A: Elect Mr. Ning Gaoning as a Non-                  ISSUER            YES             FOR                  FOR

Executive Director for a fixed term of 3 years and

authorize the Board of Directors of the Company to

fix his remuneration

PROPOSAL #2.B: Elect Mr. Yu Xubo as a Non-Executive          ISSUER            YES             FOR                  FOR

Director for a fixed term of 3 years and authorize

the Board of Directors of the Company to fix his

remuneration

PROPOSAL #2.C: Elect Mr. Ma Jianping as a Non-                    ISSUER            YES         AGAINST           AGAINST

Executive Director for a fixed term of 3 years and

authorize the Board of Directors of the Company to

fix his remuneration

PROPOSAL #2.D: Elect Mr. Fang Fenglei as a Non-                  ISSUER            YES             FOR                  FOR

Executive Director for a fixed term of 3 years and

authorize the Board of Directors of the Company to

fix his remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MENGNIU DAIRY CO LTD

  TICKER:                  N/A                 CUSIP:   G21096105

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and the Independent

 Auditors FYE 31 DEC 2009

PROPOSAL #2: Approve the proposed final dividend                ISSUER            YES             FOR                  FOR

PROPOSAL #3 A: Re-elect Mr. Niu Gensheng as Director         ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3 B: Re-elect Mr. Wu Jingshui as Director          ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of  the Company

to fix his remuneration

PROPOSAL #3 C: Re-elect Mr. Ding Sheng as Director            ISSUER            YES         AGAINST           AGAINST

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3 D: Re-elect Mr. Jiao Shuge as a Director         ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3 E: Re-elect Mr. Julian Juul Wolhardt as a        ISSUER            YES             FOR                  FOR

 Director and authorize the Board of Directors of the

 Company to fix his remuneration

PROPOSAL #3 F: Re-elect Mr. Ma Wangjun as a Director         ISSUER            YES             FOR                  FOR

and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3 G: Re-elect Mr. Zhang Julin as a Director        ISSUER            YES             FOR                  FOR

 and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #4: Re-appoint  Ernst & Young as the                     ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Board of

Directors to fix their remuneration

PROPOSAL #5: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares in the Company not exceeding 10% of the issued

 share capital of the Company

PROPOSAL #6: Authorize the Directors to allot, issue         ISSUER            YES             FOR                  FOR

and deal with additional shares not exceeding 20% of

the issued share capital of the Company

PROPOSAL #7: Authorize the Directors to allot, issue         ISSUER            YES             FOR                  FOR

and deal with additional shares in the Company to

include the nominal amount of shares repurchased

under Resolution 5, if passed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS BANK CO LTD, SHENZEN

  TICKER:                  N/A                 CUSIP:   Y14896115

  MEETING DATE:      10/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the class and par value of          ISSUER            YES             FOR                  FOR

the shares to be issued of RMB 1.00 each

PROPOSAL #S.1.2: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

determine the ratio and number of the shares to be

issued to be 2 shares for 10 existing shares in issue

 as at the record date for Rights issue

PROPOSAL #S.1.3: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

determine the subscription pricing and price

determination basis in consultation with the

Sponsors/Underwriters, as specified, under PRC Laws

and regulations, the H shares should be issued at not

 less than RMB5.41

PROPOSAL #S.1.4: Approve target subscribers will be          ISSUER            YES             FOR                  FOR

the existing shareholders [but excluding the excluded

 shareholders [as specified] whose names appear on

the register of Members of the Company on record date

PROPOSAL #S.1.5: Approve the use of Proceeds to                 ISSUER            YES             FOR                  FOR

improve the core capital adequacy ratio of the

Company to support development and growth of its

PROPOSAL #S.1.6: Authorize the Board to delegate such        ISSUER            YES             FOR                  FOR

 powers to any of the 2 Directors, namely Mr. Qin

Xiao, Mr. Fu Yuning, Mr. Ma Weihua, Mr. Li Yinquan,

Ms. Sun Yueying, Mr. Li Hao and Mr. Hong Xiaoyuan to

jointly deal with all the matters in relation to

PROPOSAL #S.1.7: Approve the validity of this Special        ISSUER            YES             FOR                  FOR

 Resolution in relation to Rights issue for 12 months

 from the date of the approval by the shareholders

PROPOSAL #2.: Approve the Proposal in relation to              ISSUER            YES             FOR                  FOR

Undistributed Profits prior to the Completion of the

Rights issue of China Merchants Bank Co., Ltd.

PROPOSAL #3.: Approve the Proposal regarding the use         ISSUER            YES             FOR                  FOR

of proceeds to be raised from the rights issue of A

shares and the H shares by China Merchants Bank Co.,

Ltd.

PROPOSAL #4.: Approve the Explanatory Statement in            ISSUER            YES             FOR                  FOR

relation to the use of proceeds from the Previous

Fund Raising

PROPOSAL #5.: Approve the Provisional Measures for            ISSUER            YES             FOR                  FOR

appointment of annual Auditors of China Merchants

Bank Co. Ltd.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS BANK CO LTD, SHENZEN

  TICKER:                  N/A                 CUSIP:   Y14896115

  MEETING DATE:      10/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd: Class

 and Par value of the Shares to be issued

PROPOSAL #S.1.2: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd: Ratio

 and Number of the Shares to be issued

PROPOSAL #S.1.3: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Subscription pricing and price determination basis

PROPOSAL #S.1.4: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Target subscribers

PROPOSAL #S.1.5: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd: Use

of Proceeds

PROPOSAL #S.1.6: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Authorization to the Board

PROPOSAL #S.1.7: Approve the Rights issue of A Shares        ISSUER            YES             FOR                  FOR

 and H Shares by China Merchants Bank Co., Ltd:

Validity of this Special Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS BANK CO LTD, SHENZEN

  TICKER:                  N/A                 CUSIP:   Y14896115

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the work report of the Board of        ISSUER            YES             FOR                  FOR

 Directors for the year 2009

PROPOSAL #2.: Approve the work report of the Board of        ISSUER            YES             FOR                  FOR

 Supervisors for the year 2009

PROPOSAL #3.: Approve the annual report for the year         ISSUER            YES             FOR                  FOR

2009 [including the audited financial report]

PROPOSAL #4.: Approve the final financial report for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #5.: Approve the proposed profit                            ISSUER            YES             FOR                  FOR

appropriations plan [including the distribution of

final dividends] for the year 2009

PROPOSAL #6.: Approve the resolution to appoint the          ISSUER            YES             FOR                  FOR

accounting firms for the year 2010 and their

remuneration

PROPOSAL #7.1: Re-appointment of Mr. Qin Xiao as Non-        ISSUER            YES             FOR                  FOR

Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.2: Re-appointment of Mr. Wei Jiafu as              ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.3: Re-appointment of Mr. Fu Yuning as              ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.4: Re-appointment of Mr. Li Yinquan as            ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.5: Appointment of Mr. Fu Gangfeng as Non-        ISSUER            YES             FOR                  FOR

Executive Director of the Company for a term of 3

years from the date on which his qualification is

approved by the China Banking Regulatory Commission

PROPOSAL #7.6: Re-appointment of Mr. Hong Xiaoyuan as        ISSUER            YES             FOR                  FOR

 Non-Executive Director of the Company, with

immediate effect, for a term of 3 years

PROPOSAL #7.7: Re-appointment of Ms. Sun Yueying as          ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.8: Re-appointment of Mr. Wang Daxiong as         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.9: Re-appointment of Mr. Fu Junyuan as            ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, with immediate

 effect, for a term of 3 years

PROPOSAL #7.10: Re-appointment of Mr. Ma Weihua as            ISSUER            YES             FOR                  FOR

Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.11: Re-appointment of Mr. Zhang Guanghua         ISSUER            YES             FOR                  FOR

as Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.12: Re-appointment of Mr. Li Hao as                 ISSUER            YES             FOR                  FOR

Executive Director of the Company, with immediate

effect, for a term of 3 years

PROPOSAL #7.13: Re-appointment of Mr. Wu Jiesi as              ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years, except

subject to adjustments pursuant to the requirements

of the relevant applicable laws and regulations

PROPOSAL #7.14: Re-appointment of Mr. Yi  Xiqun as            ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years

PROPOSAL #7.15: Re-appointment of Ms. Yan Lan as                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years

PROPOSAL #7.16: Re-appointment of Mr. Chow Kwong Fai,        ISSUER            YES             FOR                  FOR

 Edward as Independent Non-Executive Director of the

Company, with immediate effect, for a term of 3

years, except subject to adjustments pursuant to the

requirements of the relevant applicable laws and

regulations

PROPOSAL #7.17: Re-appointment of Mr. Liu Yongzhang          ISSUER            YES             FOR                  FOR

as Independent Non-Executive Director of the Company,

 with immediate effect, for a term of 3 years, except

 subject to adjustments pursuant to the requirements

of the relevant applicable laws and regulations

PROPOSAL #7.18: Re-appointment of Ms. Liu Hongxia as         ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

with immediate effect, for a term of 3 years, except

subject to adjustments pursuant to the requirements

of the relevant applicable laws and regulations

PROPOSAL #8.1: Re-appointment of Mr. Zhu Genlin as            ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.2: Appointment of Mr. Hu Xupeng as                   ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.3: Appointment of Mr. Wen Jianguo as                ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.4: Re-appointment of Mr. Li Jiangning as         ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor of the Company,

 with immediate effect, for a term of 3 years

PROPOSAL #8.5: Re-appointment of Mr. Shi Jiliang as          ISSUER            YES             FOR                  FOR

External Supervisor of the Company, with immediate

effect, for a term of 3 years, except subject to

adjustments pursuant to the requirements of the

relevant applicable laws and regulations

PROPOSAL #8.6: Re-appointment of Mr. Shao Ruiqing as         ISSUER            YES             FOR                  FOR

External Supervisor of the Company, with immediate

effect, for a term of 3 years, except subject to

adjustments pursuant to the requirements of the

relevant applicable laws and regulations

PROPOSAL #9.: Approve the Mid-term Capital Management        ISSUER            YES             FOR                  FOR

 Plan for China Merchants Bank

PROPOSAL #10.: Approve the assessment report on the          ISSUER            YES             FOR                  FOR

duty performance of Directors for the year 2009

PROPOSAL #11.: Approve the assessment report on the          ISSUER            YES             FOR                  FOR

duty performance of Supervisors for the year 2009

PROPOSAL #12.: Approve the duty performance and                 ISSUER            YES             FOR                  FOR

cross-evaluation reports of Independent Non-Executive

 Directors for the year 2009

PROPOSAL #13.: Approve the duty performance and                 ISSUER            YES             FOR                  FOR

cross-evaluation reports of External Supervisors for

the year 2009

PROPOSAL #14.: Approve the related party transaction         ISSUER            YES             FOR                  FOR

report for the year 2009

PROPOSAL #15.: Appointment of Mr. Han Mingzhi as                ISSUER            YES         ABSTAIN           AGAINST

External Supervisor of the Company, with immediate

effect, for a term of 3 years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS HLDGS INTL CO LTD

  TICKER:                  N/A                 CUSIP:   Y1489Q103

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements and the report of

the Directors and the Independent Auditor's report

for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.I: Re-elect Mr. Li Yinquan as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.II: Re-elect Mr. Su Xingang as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.III: Re-elect Mr. Hu Jianhua as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.IV: Re-elect Mr. Wang Hong as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.V: Re-elect Mr. Liu Yunshu as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.VI: Re-elect Mr. Tsang Kam Lan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.VII: Authorize the Board to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Board to fix their remuneration

PROPOSAL #5.A: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot shares as set out in item 5A

of the AGM notice

PROPOSAL #5.B: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors for the repurchase of shares as set out

 in item 5B of the AGM notice

PROPOSAL #5.C: Approve to add the nominal amount of          ISSUER            YES             FOR                  FOR

the shares repurchased under resolution no. 5B to the

 mandate granted to the Directors under Resolution No

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS PROPERTY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y1492Y101

  MEETING DATE:      8/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's qualification for        ISSUER            YES             FOR                  FOR

 non-public A-Share offering

PROPOSAL #2.: Approve the plan of a non-public A-               ISSUER            YES             FOR                  FOR

Share offering to targeted parties

PROPOSAL #3.: Approve the preliminary plan for the            ISSUER            YES             FOR                  FOR

non-public A-Share offering

PROPOSAL #4.: Approve the statement on the use of              ISSUER            YES             FOR                  FOR

proceeds from the previous issuance

PROPOSAL #5.: Approve the Stake Subscription                       ISSUER            YES             FOR                  FOR

Agreement with a Company

PROPOSAL #6.: Approve the related transactions in the        ISSUER            YES             FOR                  FOR

 non-public A-Share offering

PROPOSAL #7.: Approve the feasibility report of the          ISSUER            YES             FOR                  FOR

purpose of the proceeds from the issuance

PROPOSAL #8.: Authorize the Board for matters dealing        ISSUER            YES             FOR                  FOR

 with the offering

PROPOSAL #9.: Approve the regulations on the                       ISSUER            YES             FOR                  FOR

appointment of the Company's Audit Firm

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS PROPERTY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y1492Y101

  MEETING DATE:      10/31/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the guarantee for the Company's        ISSUER            YES             FOR                  FOR

 subsidiary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS PROPERTY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y1492Y101

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the loan guarantee for the                 ISSUER            YES             FOR                  FOR

Company's Wholly-Owned Subsidiary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MERCHANTS PROPERTY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y1492Y101

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #2: Approve the 2009 financial report                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan: 1  cash dividend/10 shares  tax included : CNY

1.0000; 2  bonus issue from profit  share/10 shares :

 none; 3 bonus issue from capital reserve  share/10

shares : none

PROPOSAL #4: Approve the special statement on the              ISSUER            YES             FOR                  FOR

deposit and use of previously raised funds

PROPOSAL #5: Re-appointment of External Audit Firm             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #7: Amend the Company's rules of procedures         ISSUER            YES             FOR                  FOR

governing the Board meeting

PROPOSAL #8: Approve the cancellation of 2009 scheme         ISSUER            YES             FOR                  FOR

for non-public offering to specific parties

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MINSHENG BKG CORP LTD

  TICKER:                  N/A                 CUSIP:   Y1495M112

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of the Company        ISSUER            YES             FOR                  FOR

 for 2009

PROPOSAL #2: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Directors of the Company for 2009

PROPOSAL #3: Approve the work report of the                        ISSUER            YES             FOR                  FOR

Supervisory Board of the Company for 2009

PROPOSAL #4: Approve the audited accounts of the                ISSUER            YES             FOR                  FOR

Company for 2009

PROPOSAL #5: Approve the proposed profit                              ISSUER            YES             FOR                  FOR

appropriation plan of the Company for 2009

PROPOSAL #6: Approve the annual budgets of the                   ISSUER            YES             FOR                  FOR

Company for 2010

PROPOSAL #7: Approve the appointment of the Auditing         ISSUER            YES             FOR                  FOR

Firm of the Company for 2010 and their remuneration

PROPOSAL #8: Approve the amendments to certain                   ISSUER            YES             FOR                  FOR

provisions in the Rules of Procedure for the

Shareholders' General Meeting of China Minsheng

Banking Corp., Ltd

PROPOSAL #9: Approve the amendments to certain                   ISSUER            YES             FOR                  FOR

provisions in the Rules of Procedure for the Meeting

of the Board of Directors of China Minsheng Banking

Corp., Ltd

PROPOSAL #10: Approve the amendments to certain                 ISSUER            YES             FOR                  FOR

provisions in the Rules of Procedure for the Meeting

of the Supervisory Board of China Minsheng Banking

Corp., Ltd

PROPOSAL #11: Approve to grant a credit line to                 ISSUER            YES             FOR                  FOR

Legend Holdings Limited and its subsidiaries

PROPOSAL #S.12: Approve the amendments to Articles 3,        ISSUER            YES             FOR                  FOR

 23, 24 and 27 of the Articles of Association   of

the Company, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MOBILE LTD

  TICKER:                  N/A                 CUSIP:   Y14965100

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the Audited                     ISSUER            YES             FOR                  FOR

financial statements and the Reports of the Directors

 and Auditors of the Company and its subsidiaries for

 the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a final dividend for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3.i: Re-election of Li Yue as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.ii: Re-election of Lu Xiangdong as a                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.iii: Re-election of Xin Fanfei as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iv: Re-election of Frank Wong Kwong Shing        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #4: Re-appointment of Messrs. KPMG as the            ISSUER            YES             FOR                  FOR

Auditors and to authorise the Directors to fix their

remuneration

PROPOSAL #5: Authorize the Directors during the                 ISSUER            YES             FOR                  FOR

relevant period of all the powers of the Company to

purchase shares of HKD 0.10 each in the capital of

the Company including any form of depositary receipt

representing the right to receive such shares  Shares

 ; and the aggregate nominal amount of shares which

may be purchased on The Stock Exchange of Hong Kong

Limited or any other stock exchange on which

securities of the Company may be listed and which is

recognized for this purpose by the Securities and

Futures Commission of Hong Kong and The Stock

Exchange of Hong Kong Limited shall not exceed or

represent more than 10% of the aggregate nominal

amount of the share capital of the Company in issue

at the date of passing this resolution, and the said

approval shall be limited accordingly; CONTD..

PROPOSAL #6: Authorize the Directors to exercise full        ISSUER            YES             FOR                  FOR

 powers of the Company to allot, issue and deal with

additional shares in the Company  including the

making and granting of offers, agreements and options

 which might require shares to be allotted, whether

during the continuance of such mandate or thereafter

provided that, otherwise than pursuant to (i) a

rights issue where shares are offered to shareholders

 on a fixed record date in proportion to their then

holdings of shares; (ii) the exercise of options

granted under any share option scheme adopted by the

Company; (iii) any scrip dividend or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend in accordance

 with the Articles of Association of the Company, the

 aggregate nominal amount of the shares allotted

shall not exceed the CONTD..

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to exercise the powers of the Company referred to in

the resolution as specified in item 6 in the notice

of this meeting in respect of the share capital of

the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MOLYBDENUM CO LTD

  TICKER:                  N/A                 CUSIP:   Y1503Z105

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Re-elect Mr. Duan Yuxian as an                     ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #1.B: Re-elect Mr. Li Chaochun as an                     ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #1.C: Re-elect Mr. Wu Wenjun as an Executive        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #1.D: Re-elect Mr. Li Faben as an Executive         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.E: Re-elect Mr. Wang Qinxi as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #1.F: Re-elect Mr. Zhang Yufeng as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #1.G: Re-elect Mr. Gao Dezhu as an                        ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #1.H: Re-elect Mr. Zeng Shaojin as an                   ISSUER            YES             FOR                  FOR

independent Non-Executive Director of the Company

PROPOSAL #1.I: Re-elect Mr. Gu Desheng as an                       ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #1.J: Re-elect Mr. Ng Ming Wah, Charles as          ISSUER            YES             FOR                  FOR

an Independent Non-Executive Director of the Company

PROPOSAL #1.K: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #2.: Elect Mr. Shu Hedong as a Non-Executive        ISSUER            YES             FOR                  FOR

 Director of the Company and authorize the Board of

Directors to fix his remuneration

PROPOSAL #3.: Elect Mr. Yin Dongfang as a Supervisor         ISSUER            YES             FOR                  FOR

of the Company and authorize the Board of Directors

to fix the remuneration of the Supervisors of the

PROPOSAL #4.: Elect Mr. Zhang Zhenhao as a Supervisor        ISSUER            YES             FOR                  FOR

 of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MOLYBDENUM CO LTD, HENAN PROVINCE

  TICKER:                  N/A                 CUSIP:   Y1503Z105

  MEETING DATE:      6/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2.: Receive the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3.: Receive the audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements and the Auditor's report of the

Company for the YE 31 DEC 2009

PROPOSAL #4.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

and the recommendation for the payment of the final

dividend of the Company for the YE 31 DEC 2009

PROPOSAL #5.: Approve the authorization of the Board         ISSUER            YES             FOR                  FOR

to deal with all matters in relation to the Company's

 distribution of interim dividend for the year 2010

in its absolute discretion (including, but not

limited to, determining whether to distribute interim

 dividend for the year 2010)

PROPOSAL #6.: Re-appointment of Deloitte Touche                 ISSUER            YES             FOR                  FOR

Tohmatsu CPA ltd. and Deloitte Touche Tohmatsu,

certified public accountants, as the Company's

domestic and overseas Auditors respectively for the

year 2010, to hold office until the conclusion of the

 next AGM and to authorize the Board to determine

their remuneration

PROPOSAL #7.: Other business                                                   ISSUER            YES         AGAINST           AGAINST

PROPOSAL #S.8: Authorize the Board to fix the                     ISSUER            YES             FOR                  FOR

remuneration of the Directors and the Supervisors of

the Company for the year 2010

PROPOSAL #S.9: Authorize the board of Directors, for         ISSUER            YES             FOR                  FOR

the purpose of increasing the flexibility and

efficiency in the Company's operation, to give a

general mandate to the Board (or the Directors of the

 Company (the Directors) authorised by the Board), to

 issue, allot and deal with additional domestic

shares (the Domestic Shares) of RMB 0.20 each in the

share capital of the Company not exceeding 20% of the

 Domestic Shares in issue on the date of passing of

this special resolution and additional H shares (the

H Shares) of RMB 0.20 each in the share capital of

the Company not exceeding 20% of the H Shares in

issue on the date of passing of this special

resolution and authorize the Board to make

corresponding amendments to the Articles of

Association of the Company as it thinks fit so as to

reflect the new share capital structure upon the

allotment or issuance of shares: that: A) (a) subject

 to paragraphs (c) and (d) and in accordance with the

 relevant requirements of the Rules Governing the

Listing of Securities on The Stock Exchange of Hong

Kong Limited (the Stock Exchange) (the Listing

Rules), the Articles of Association of the Company

and the applicable laws and regulations of the

People's Republic of China (the PRC), as amended from

 time to time, the exercise by the Board during the

Relevant Period of all the powers of the Company to

allot, issue and deal with, either separately or

concurrently, additional Domestic Shares and H

Shares, and to determine the terms and conditions for

 the allotment and issue of the additional Domestic

Shares and H Shares and to make or grant offers,

agreements, options and rights of exchange or

conversion which might require the exercise of such

powers; (b) the approval in paragraph (a) shall

authorize the Board during the Relevant Period to

make or grant offers, agreements, options and rights

of exchange or conversion which might require the

exercise of such powers after the end of the Relevant

 Period; (c) each of the aggregate nominal amounts of

 the new Domestic Shares and the new H Shares

allotted, issued and dealt with or agreed

conditionally or unconditionally to be allotted,

issued and dealt with (whether pursuant to an option

or otherwise) by the Board pursuant to the mandate in

 paragraph (a) shall not exceed 20% of each of the

aggregate nominal amounts of Domestic Shares and H

Shares in issue at the date of passing this

resolution, otherwise than pursuant to: (i) a Rights

Issue or (ii) any scrip dividend scheme or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend on shares of

the Company in accordance with the articles of

association of the Company; (d) In exercising the

powers granted in paragraph (a), the Board must (i)

comply with the Company Law of the PRC and other

applicable laws and regulations (as amended from time

 to time); and (ii) obtain approval from China

Securities Regulatory Commission and other relevant

PRC government departments; (e) the Board, subject to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA MOTOR CO LTD

  TICKER:                  N/A                 CUSIP:   Y1499J107

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the 2009                     ISSUER             NO              N/A                  N/A

business operations

PROPOSAL #A.2: Receive the 2009 audited reports                  ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Receive the report on the status of            ISSUER             NO              N/A                  N/A

endorsement and guarantee

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

as follows: proposed cash dividend: TWD 0.3 per share

PROPOSAL #B.3: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.4: Amend the procedures of monetary loans        ISSUER            YES             FOR                  FOR

PROPOSAL #B.5: Amend the procedures of endorsement            ISSUER            YES             FOR                  FOR

and guarantee

PROPOSAL #B.6: Election of the Directors and                       ISSUER            YES         AGAINST           AGAINST

Supervisors

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

the Directors from participation in competitive

business

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA NATIONAL BUILDING MATERIAL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y15045100

  MEETING DATE:      8/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the 10 Share                     ISSUER            YES             FOR                  FOR

Acquisition Agreements entered into between the

Company, Sanshi Group, Parent and Shanghai Lixin

Zhongcheng Asset and Equity Management on 26 JUN 2009

 relating to the acquisition of a further 45% equity

interests in Sanshi Hede, further 38% equity

interests in Shaoxing Sanshi, further 40% equity

interests in Jiande Sanshi, further 49% equity

interests in Tonglu Sanshi, further 46% equity

interests in Sanshi Jiaxing, 38% equity interests in

Sanshi Changxing, 67.46% equity interests in Sanshi

Cement, 6.75% equity interests in Sanshi Wutong, 51%

equity interests in Sanshi Xiaopu, and 44.8% equity

interests in Fuyang Sanshi held by Sanshi Group

PROPOSAL #2.: Approve, subject to the approval of the        ISSUER            YES             FOR                  FOR

 special resolution below, the appointment of Mr. Cui

 Xingtai as an Executive Director of the Company to

hold office with effect from the date of the passing

of this resolution until 30 JUN 2011

PROPOSAL #S.3: Amend the existing Articles of                     ISSUER            YES             FOR                  FOR

Association of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA NATIONAL BUILDING MATERIAL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y15045100

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company  the Board  for the YE 31

DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the report of the Auditors and          ISSUER            YES             FOR                  FOR

audited financial statements of the Company for the

YE 31 DEC 2009

PROPOSAL #4: Approve the proposed profit distribution        ISSUER            YES             FOR                  FOR

 plan and the final dividend distribution plan of the

 Company for the YE 31 DEC 2009 and authorize the

Board to distribute such final dividend to the

shareholders of the Company

PROPOSAL #5: Authorize the Board to deal with all              ISSUER            YES             FOR                  FOR

matters in relation to the Company's distribution of

interim dividend for the year 2010 in its absolute

discretion  including, but not limited to,

determining whether to distribute interim dividend

for the year 2010

PROPOSAL #6: Approve the continuation of appointment         ISSUER            YES             FOR                  FOR

of Vocation International Certified Public

Accountants Co., Ltd. as the PRC Auditors of the

Company and UHY Vocation HK CPA Limited as the

International Auditors of the Company, to hold office

 until the conclusion of the next AGM of the Company

and authorize the Board to determine their

PROPOSAL #S.7: Authorizer the Board, for purpose of          ISSUER            YES             FOR                  FOR

increasing the flexibility and efficiency in

operation, to allot, issue and deal with additional

Domestic Shares not exceeding 20% of the Domestic

Shares in issue and additional H Shares not exceeding

 20% of the H Shares in issue and to make

corresponding amendments to the Articles of

Association of the Company as it thinks fit so as to

reflect the new share capital structure upon the

allotment or issuance of shares

PROPOSAL #S.8: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company to reflect the change of the name of

China National Building Material Group Corporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA NATIONAL MATERIALS CO LTD

  TICKER:                  N/A                 CUSIP:   Y15048104

  MEETING DATE:      12/24/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the specified amendments to            ISSUER            YES             FOR                  FOR

the Articles of Association of the Company [the

Articles of Association] and authorize any 1 Director

 of the Company to sign or execute such other

documents on behalf of the Company and to do all such

 things and take all such actions as he may consider

necessary or desirable for the purpose of the

proposed amendments to the Articles of Association as

 he may consider necessary, desirable or expedient

PROPOSAL #S.1.1: Amend the existing Article 1                     ISSUER            YES             FOR                  FOR

Paragraph 2 as specified

PROPOSAL #S.1.2: Amend the existing Article 3 as                ISSUER            YES             FOR                  FOR

specified

PROPOSAL #S.1.3: Amend the existing Article 10 as              ISSUER            YES             FOR                  FOR

specified

PROPOSAL #S.1.4: Amend the existing Article 69 as              ISSUER            YES             FOR                  FOR

specified

PROPOSAL #S.1.5: Amend the existing Article 97 as              ISSUER            YES             FOR                  FOR

specified

PROPOSAL #S.1.6: Amend the existing Article 101                 ISSUER            YES             FOR                  FOR

Paragraph 1[6] & Paragraph 2 as specified

PROPOSAL #S.1.7: Amend the existing Article 103                 ISSUER            YES             FOR                  FOR

Paragraph 2 as specified

PROPOSAL #S.1.8: Amend the existing Article 157 as            ISSUER            YES             FOR                  FOR

specified

PROPOSAL #2.: Approve the appointment of Mr. Li                 ISSUER            YES             FOR                  FOR

Xinhua as an Executive Director of the Company,

authorize the Remuneration Committee of the Board of

Directors of the Company to determine his

remuneration, and authorize Mr. Tan Zhongming to sign

 or execute a Service Contract or such other

documents or supplemental agreements or deeds on

behalf of the Company

PROPOSAL #3.: Approve the appointment of Mr. Tong              ISSUER            YES             FOR                  FOR

Anyan as an Independent Non-Executive Director of the

 Company, authorize the Remuneration Committee of the

 Board of Directors of the Company to determine his

remuneration, and authorize Mr. Tan Zhongming to sign

 or execute an invitation letter or such other

documents or supplemental agreements or deeds on

behalf of the Company

PROPOSAL #4.: Approve the appointment of Mr. Shi                ISSUER            YES             FOR                  FOR

Chungui as an Independent Non-Executive Director of

the Company, authorize the remuneration Committee of

the Board of Directors of the Company to determine

his remuneration, and authorize Mr. Tan Zhongming to

sign or execute an invitation letter or such other

documents or supplemental agreements or deeds on

behalf of the Company

PROPOSAL #5.: Approve the appointment of Mr. Lu                 ISSUER            YES             FOR                  FOR

Zhengfei as an Independent Non-Executive Director of

the Company, authorize the remuneration Committee of

the Board of Directors of the Company to determine

his remuneration, and authorize Mr. Tan Zhongming to

sign or execute an invitation letter or such other

documents or supplemental agreements or deeds on

behalf of the Company

PROPOSAL #6.: Approve the appointment of Mr. Wang              ISSUER            YES             FOR                  FOR

Shimin as an Independent Non-Executive Director of

the Company, authorize the remuneration Committee of

the Board of Directors of the Company to determine

his remuneration, and authorize Mr. Tan Zhongming to

sign or execute an invitation letter or such other

documents or supplemental agreements or deeds on

behalf of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA NATL MATLS CO LTD

  TICKER:                  N/A                 CUSIP:   Y15048104

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve a general mandate to the Board        ISSUER            YES             FOR                  FOR

 of Directors of the Company [the 'General Mandate']

to issue interim notes of the Company in the PRC up

to an aggregate principal amount of RMB 4,200,000,000

 [the 'Interim Notes'] within 24 months from the date

 of registration of the issue of the Interim Notes by

 the National Association of Financial Market

Institutional Investors

PROPOSAL #S.2: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to authorize Mr. Tan Zhongming and Mr.

Zhou Yuxian, being Executive Directors of the

Company, to exercise the General Mandate in respect

of the following matters: A) to determine the terms

and conditions of the issue of the Interim Notes,

including but not limited to, (i) the issue of

Interim Notes up to an aggregate principal amount of

RMB 4,200,000,000; (ii) the issue of the Interim

Notes in tranche(s) and the amount of each tranche;

(iii) the maturity and method of repayment of the

principal and the interests of the Interim Notes;

(iv) the interests rates of the Interim Notes or its

determination mechanism; (v) the provision of

guarantees for the Interim Notes (if any); (vi) the

use of proceeds from the issue of the Interim Notes;

and (vii) the selection of qualified institutional

investors to participate in the issue of the Interim

Notes; B) to negotiate, sign or execute such

documents, agreements or deeds for and on behalf of

the Company and make all necessary public disclosure

of the relevant information in relation to the issue

of the Interim Notes; C) to apply for all necessary

approvals by the relevant regulatory authorities in

the PRC in respect of the issue of the Interim Notes

and to make suitable adjustments on the proposal of

the issue of the Interim Notes in accordance with the

 opinions of the relevant regulatory authorities [if

any]; and D) to do all such things and to take all

such actions as they may consider necessary or

desirable for the purpose of giving effect to the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA NATL MATLS CO LTD

  TICKER:                  N/A                 CUSIP:   Y15048104

  MEETING DATE:      11/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the proposed issue          ISSUER            YES             FOR                  FOR

by Sinoma Science & Technology Co, Ltd, [Sinoma

Science & Technology], a subsidiary of the Company,

of 50,000,000 new A shares of nominal value of RMB

1.00 each [the A Shares] at a subscription price of

RMB 25.08 per share by way of private placement to

the Company, Beijing Huaming Lighting Co, Ltd,

[Beijing Huaming] and China Water Investment Group

Corp, [China Water Investment]

PROPOSAL #2.: Approve and ratify the share                          ISSUER            YES             FOR                  FOR

subscription agreement dated 15 SEP 2009 and entered

into between the Company and Sinoma Science &

Technology [the Share Subscription Agreement] in

relation to the subscription of 37,142,343 A Shares

of Sinoma Science & Technology at a subscription

price of RMB 25.08 per share by the Company and the

transactions contemplated thereunder; and authorize

any 1 Director of the Company to sign or execute such

 other documents or supplemental agreements or deeds

on behalf of the Company and to do all such things

and take all such actions as he may consider

necessary or desirable for the purpose of giving

effect to the Share Subscription Agreement and

completing the transactions contemplated thereunder

with such changes as he may consider necessary,

PROPOSAL #3.: Approve and ratify the share                          ISSUER            YES             FOR                  FOR

subscription agreement dated 15 SEP 2009 and entered

into between Beijing Huaming and Sinoma Science &

Technology [the Huaming Share Subscription Agreement]

 in relation to the subscription of 4,285,886 A

Shares of Sinoma Science & Technology at a

subscription price of RMB 25.08 per share by Beijing

Huaming and the transactions contemplated thereunder;

 authorize any 1 Director of the Company to sign or

execute such other documents or supplemental

agreements or deeds on behalf of the Company and to

do all such things and take all such actions as he

may consider necessary or desirable for the purpose

of giving effect to the Huaming Share Subscription

Agreement and completing the transactions

contemplated there under with such changes as he may

consider necessary, desirable or expedient

PROPOSAL #4.: Approve and ratify the share                          ISSUER            YES             FOR                  FOR

subscription agreement dated 15 SEP 2009 and entered

into between China Water Investment and Sinoma

Science & Technology [the CWI Share Subscription

Agreement] in relation to the subscription of

8,571,771 A Shares of Sinoma Science & Technology at

a subscription price of RMB 25.08 per share by China

Water Investment and the transactions contemplated

thereunder; and authorize any 1 Director of the

Company to sign or execute such other documents or

supplemental agreements or deeds on behalf of the

Company and to do all such things and take all such

actions as he may consider necessary or desirable for

 the purpose of giving effect to the CWI Share

Subscription Agreement and completing the

transactions contemplated thereunder with such

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA NATL MATLS CO LTD

  TICKER:                  N/A                 CUSIP:   Y15048104

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009

PROPOSAL #4: Approve the profit distribution proposal        ISSUER            YES             FOR                  FOR

 of the Company, namely, the proposal for

distribution of a final dividend of RMB 0.025 per

share  tax inclusive in an aggregate amount of RMB

89,286,600 for the YE 31 DEC 2009, and to authorize

the Chairman of the Board of Directors of the Company

 to implement the aforesaid distribution

PROPOSAL #S.5: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company (the Articles of Association) and

authorize any Executive Director of the Company to

sign or execute such other documents on behalf of the

 Company and to do all such things and take all such

actions as he may consider necessary or desirable for

 the purpose of the proposed amendments to the

Articles of Association as he may consider necessary,

 desirable or expedient; and amend, the existing

Article 60 Paragraph 2, the existing Article 119

Paragraph 1, the existing Article 120 Paragraph 1,

the existing Article 148 Paragraph 2, the existing

Article 165 (2), the existing Article 166 Paragraph

2, the existing Article 168 and the existing Article

PROPOSAL #S.6: Approve a general mandate to the Board        ISSUER            YES             FOR                  FOR

 of Directors of the Company to issue, allot and deal

 with additional Unlisted Shares not exceeding 20% of

 the Unlisted Shares in issue; and additional H

Shares not exceeding 20% of the H Shares in issue,

and to authorize the Board of Directors to make such

corresponding amendments to the Articles of

Association as it think fit so as to reflect the new

capital structure upon the allotment and issue of the

 shares: subject to this resolution and in accordance

 with the relevant requirements of the Rules

Governing the Listing of Securities  the 'Hong Kong

Listing Rules'  on The Stock Exchange of Hong Kong

Limited  the 'Hong Kong Stock Exchange' , the

Articles of Association and the applicable laws and

regulations of the PRC, to allot, issue and deal

with, either separately or CONTD.

PROPOSAL #CONT: CONTD. concurrently, additional                 ISSUER             NO              N/A                  N/A

Unlisted Shares and H Shares of the Company and to

make or grant offers, agreements, options and rights

of exchange or conversion of shares which might

require the exercise of such powers; and to make or

grant offers, agreements, options and rights of

exchange or conversion of shares which might require

the exercise of such powers after the end of the

Relevant Period; each of the aggregate nominal

amounts of Unlisted Shares and H Shares allotted,

issued and dealt with or agreed conditionally or

unconditionally to be allotted, issued and dealt with

 whether pursuant to an option or otherwise  by the

Board of Directors pursuant shall not exceed 20% of

each of the aggregate nominal amounts of Unlisted

Shares and H Shares of the Company, respectively, in

issue at the date of passing this resolution, CONTD.

PROPOSAL #CONT: CONTD. otherwise than pursuant to a          ISSUER             NO              N/A                  N/A

rights issue; or any scrip dividend or similar

arrangement providing for allotment of shares in lieu

 of the whole or part of a dividend on shares of the

Company, in accordance with the relevant requirements

 of the Hong Kong Listing Rules, the Articles of

Association and the applicable laws and regulations

of the PRC;  Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM is

 to be held by law ; and the Board of Directors to

make corresponding amendments to the Articles of

Association as it thinks fit so as to reflect the new

 capital structure upon the allotment or issue of

shares as provided in this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OILFIELD SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y15002101

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the report of  the Auditor for the YE 31 DEC 2009

PROPOSAL #2: Receive the proposed profit distribution        ISSUER            YES             FOR                  FOR

 and annual dividend  for the YE 31 DEC 2009

PROPOSAL #3: Receive  the report of the Directors of         ISSUER            YES             FOR                  FOR

the Company for the  YE 31 DEC 2009

PROPOSAL #4: Receive  the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the  Company for the YE 31 DEC  2009

PROPOSAL #5: Approve  the performance evaluation of          ISSUER            YES             FOR                  FOR

2008 and 2009 of  the Stock Appreciation Rights

Scheme of the Company

PROPOSAL #6: Re-appointment of Ernst & Young Hua Ming        ISSUER            YES             FOR                  FOR

 and  Ernst & Young as the domestic and international

 auditors of the Company  for the year 2010 and to

authorize the Board of Directors to fix the

remuneration thereof

PROPOSAL #7: Re-election Mr. Wu Mengei as a Non-                ISSUER            YES             FOR                  FOR

Executive Director of the Company with immediate

PROPOSAL #8: Election of  Mr, Fong Wo, Felix as an            ISSUER            YES             FOR                  FOR

independent Non-Executive Director of the  Company

with immediate effect

PROPOSAL #9: Election of  Mr. Chen Quansheng as an            ISSUER            YES             FOR                  FOR

independent Non-Executive Director of the Company

with immediate effect

PROPOSAL #10: Election of  Ms. An Xuefen as a                     ISSUER            YES             FOR                  FOR

Supervisor of the Company with immediate effect

PROPOSAL #S.11: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company, subject to this resolution and subject to

all applicable laws, rules and regulations and/or

requirements of the governmental or regulatory body

of securities in the People's Republic of China  the

PRC , The Stock Exchange of Hong Kong Limited  the

Stock Exchange or of any other governmental or

regulatory body, to exercise, whether by a single

exercise or otherwise, all the powers of the Company

to allot, issue and deal with the overseas listed

foreign shares  H Shares  during the relevant period

 as specified in this resolution ; the aggregate

nominal amount of the H Shares which are authorized

to be allotted by the directors of the Company

pursuant to the approve this resolution shall not

exceed 20% of the aggregate nominal amount of the H

Shares of the Company CONT

PROPOSAL #CONT: CONT in issued as at the date of                ISSUER             NO              N/A                  N/A

passing this resolution, and the said approval shall

be limited accordingly; and the authority granted

this resolution shall be conditional upon the

approvals of any regulatory authorities as required

by the laws, rules and regulations of the PRC being

obtained by the Company;  Authority expires the

earlier of this resolution until the conclusion of

the next AGM of the Company within which the next AGM

 of the Company is required by law or the Company's

Articles of Association to be held ; subject to the

approval of all relevant governmental authorities in

the PRC for the issue and allotment of and dealing in

 such H Shares being granted, authorize the Directors

 of the Company to make such corresponding amendments

 to the Articles of Association  the Articles  of the

 Company as CONT

PROPOSAL #CONT: CONT it thinks fit so as to change            ISSUER             NO              N/A                  N/A

the registered capital of the Company and to reflect

the new capital structure of the Company upon the

exercise of the authority to allot, issue and deal in

 H Shares as conferred this resolution; and file the

amended Articles with the relevant governmental

authorities of the PRC of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OILFIELD SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y15002101

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the resolution on the Company's         ISSUER            YES             FOR                  FOR

satisfaction of the requirements in relation to the A

 Share Issue by the Shareholders' in accordance with

the relevant provisions of laws and regulations

including the Company Law of the PRC, the Securities

Law of the PRC, the Administrative Rules Governing

Issue of Securities by Listed Companies, and after

self inquiry conducted by the Company, the Company is

 able to satisfy the requirements in relation to the

A Share Issue

PROPOSAL #2: Approve the resolution on the                          ISSUER            YES             FOR                  FOR

feasibility study report for the use of proceeds from

 the A Share Issue of the Company

PROPOSAL #3: Approve the resolution on the report on         ISSUER            YES             FOR                  FOR

the use of proceeds from previous fundraising

activities of the Company

PROPOSAL #S.4a: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company Share Type the A Shares to be

issued under the A Share Issue are the domestic-

listed Renminbi denominated ordinary shares of the

PROPOSAL #S.4b: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company Nominal Value the A Shares to be

 issued under the A Share Issue has a nominal value

of RMB 1.00 each

PROPOSAL #S.4c: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company offering Size: the A Shares to

be issued under the A Share Issue will be no more

than 500,000,000 the exact offering size will be

determined by the Board and the lead underwriter  the

 sponsor  through negotiations, subject to the level

of subscriptions if any ex-right or ex-dividend

events, such as entitlement distribution, reserve

capitalization or share placement, occur in the

period between the date of the Board meeting  as

defined below  approving the A Share Issue and the

date of A Share Issue, the respective maximum number

of Shares to be issued under the A Share Issue will

be subject to corresponding adjustment

PROPOSAL #S.4d: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company Target Subscribers Natural

persons, legal persons and securities investment

funds who maintain A share accounts with the Shanghai

 Stock Exchange, and other investors as approved by

the CSRC  save for those investors who are not

permitted to subscribe for the A Shares by law,

regulation and/or policy of the PRC

PROPOSAL #S.4e: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company pre-emptive rights of existing A

 Share Shareholders A portion of the new A Shares

the proportion of which is to be determined by the

Board  as authorized by the Shareholders at the

general meeting  and the lead underwriter  will first

 be offered to all existing A Share Shareholders

whose names appeared on the share register on the

record date on a pro-rata basis any new A Shares not

subscribed by any existing A Share Shareholders may

be allotted and issued to other potential investors.

In the event that any connected person of the Company

 subscribes for any new A Shares under the A Share

Issue, the Company shall comply with all relevant

requirements under the Listing Rules under the A

Share Issue, all target subscribers are required to

settle the subscription in cash

PROPOSAL #S.4f: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company by the Shareholder Basis for

determining the Issue Price the issue price will be

no less than the lower of  i  the average trading

price of the A Shares for the 20 trading days prior

to the date of the publication of the offering

documents, or  ii  the average trading price of the A

 Shares on the trading day preceding the date of the

publication of the offering documents

PROPOSAL #S.4g: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company method of Issue: the A Share

Issue will be conducted via a public offer of new A

Shares through online and offline offering  within

the meaning of the relevant PRC laws and regulations

, pursuant to which the new A Shares will be offering

 through the trading system of the Shanghai Stock

Exchange and through placement by the underwriter for

 the offering, respectively, to investors as approved

 by the CSRC, or other method as approved by the

CSRC, the A Share Issue to be conducted in due course

 within six months upon approval by the CSRC

PROPOSAL #S.4h: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company accumulated profit arrangement:

upon the completion of the A Share Issue, existing

the old and new Shareholders will share the

undistributed profits accumulated prior to the A

PROPOSAL #S.4i: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company: Place of Listing the A Shares

issued under the A Share Issue will be traded on the

Shanghai Stock Exchange

PROPOSAL #S.4j: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company effectiveness of the Resolution

approving the A Share Issue the resolution will be

effective within 12 months from the date when it is

approved at the EGM of the Company in addition to

approval by this general meeting, this resolution is

required to be submitted as special resolution to the

 class meetings of Shareholders for consideration and

 approval and the execution is subject to the

approval of the CSRC, the plan approved by the CSRC

shall be final

PROPOSAL #S.4k: Approve the each of the following              ISSUER            YES             FOR                  FOR

items under the resolution concerning the A Share

Issue of the Company use of Proceeds: it is intended

to raise a gross amount of no more than RMB 7 billion

  approximately HKD 8 billion   inclusive of issuing

expenses  through the A Share Issue It is currently

intended that the proceeds raised from the A Share

Issue will be used for the following projects:  1

building of oilfield service vessel'S   approximately

 RMB 2.56 billion  approximately HKD 2.9 billion  ;

2  building of 200 feet jack-up rig'S   approximately

 RMB 1.93 billion  approximately HKD 2.2 billion  ;

3 building of deep-water AHTS vessel'S

approximately RMB 1.03 billion approximately HKD 1.2

billion  ;  4  building of twelve-streamer seismic

vessel'S   approximately RMB 960 million

approximately HKD 1.1 billion  ; CONT

PROPOSAL #CONT: CONTD  and  5  building of deep-water        ISSUER             NO              N/A                  N/A

 survey vessel'S   approximately RMB 520 million

approximately HKD 600 million   the Company may

invest in the above projects through utilizing its

internal resources before the proceeds from the A

Share Issue is made available to the Company when the

 proceeds is available, the Company is authorized to

apply the proceeds to any payment due in relation to

the above projects which is incurred before the

completion of the A Share Issue in the event that the

 proceeds raised from the A Share Issue is not

sufficient for the purpose of the above projects, the

 Company will utilize other funding sources to cover

the shortfall upon CONT

PROPOSAL #CONT: CONT completion of any of the above          ISSUER             NO              N/A                  N/A

projects, the remaining proceeds raised from the A

Share Issue  together with interest accrued thereon ,

 if any, will be applied in other projects aforesaid,

 as approved by the Board and recommended by the

independent Directors, the sponsor and the

Supervisory Committee of the Company

PROPOSAL #S.5: Approve the resolution concerning the         ISSUER            YES             FOR                  FOR

authorization given to the Board for handling all

relevant matters regarding the A Share Issue in order

 to effectively complete, in an orderly manner, the A

 Share Issue by the Company in accordance with laws

and regulations including the Company Law of the PRC

and the Securities Law of the PRC and the Articles of

 Association;  a authorize  Mr. Liu Jian and Mr. Li

Yong as the Directors to handle all matters relating

to the A Share Issue, including but not limited to

making specific determination on the timing of issue,

 CONTD

PROPOSAL #CONT: CONTD offering size, method of issue,        ISSUER             NO              N/A                  N/A

 pricing method, issue price, target subscribers,

offering size and proportion to target subscribers,

and offer to existing Shareholders and other matters

relating to the A Share Issue;  b authorize  Mr. Liu

Jian and Mr. Li Yong as the Directors to sign and

execute all application documents and other necessary

 documents and agreements relating to the A Share

Issue as required by the relevant Supervisory

departments, stock exchange and approval authorities

 c  Within the scope of authorization by the general

meeting and based on the actual circumstances;

authorize  Mr. Liu Jian and Mr. Li Yong as the

Directors to adjust the arrangements for the specific

 projects which the proceeds of the A Share Issue

will be used for, including the amount of funds, time

 and method of implementation of the projects and the

 priority of the projects CONTD

PROPOSAL #CONT: CONTD  d authorize  Mr. Liu Jian and         ISSUER             NO              N/A                  N/A

Mr. Li Yong, as the Directors to handle such relevant

 matters as share registration and listing, to submit

 relevant documents upon completion of the A Share

Issue, to amend the Articles of Association  being to

 amend  i  Article 16 for the purpose of amending the

 total issued ordinary shares of the Company and the

shareholding percentage of the promoter upon

completion of the A Share Issue;  ii  Article 17 for

the purpose of amending the total number of A Shares

issued by the Company upon completion of the A Share

Issue, the total number of A Shares held by the CONTD

PROPOSAL #CONT: CONTD promoter and the A Share                   ISSUER             NO              N/A                  N/A

Shareholders  other than the promoter , and the

respective percentages of the promoter, the A Share

Shareholders  other than the promoter  and the H

Share Shareholders in the total issued ordinary

shares of the Company; and  iii  Article 20 for the

purpose of amending the total registered capital of

the Company  upon completion of the A Share Issue,

and carry out relevant registration procedures

regarding the change of the registered capital of the

 Company;  e  authorize Mr. Liu Jian and Mr. Li Yong

as a Directors to handle all other relevant matters

related to the A Share Issue;  f  the authorization

as set forth above shall be effective for 12 months

commencing from the date of approval of the

resolutions at the EGM of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OILFIELD SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y15002101

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1a: Approve to issue under the A Shares          ISSUER            YES             FOR                  FOR

in the domestic-listed Renminbi denominated ordinary

shares of the Company

PROPOSAL #S.1b: Approve to issue under the A Share            ISSUER            YES             FOR                  FOR

Issue has a nominal value of RMB 1.00 each

PROPOSAL #S.1c: Approve to issue under the A Share            ISSUER            YES             FOR                  FOR

Issue will be no more than 500,000,000. The exact

offering size will be determined by the Board and the

 lead underwriter [the sponsor] through negotiations,

 subject to the level of subscriptions If any ex-

right or ex-dividend events, such as entitlement

distribution, reserve capitalization or share

placement, occur in the period between the date of

the Board meeting [as defined below] approving the A

Share Issue and the date of A Share Issue, the

respective maximum number of Shares to be issued

under the A Share Issue will be subject to

PROPOSAL #S.1d: Approve that natural persons, legal          ISSUER            YES             FOR                  FOR

persons and securities investment funds who maintain

A share accounts with the Shanghai Stock Exchange and

 other investors as approved by the CSRC [save for

those investors who are not permitted to subscribe

for the A Shares by law, regulation and/or policy of

the PRC]

PROPOSAL #S.1e: Approve that a portion of the new A          ISSUER            YES             FOR                  FOR

Shares [the proportion of which is to be determined

by the Board [as authorized by the Shareholders at

the general meeting] and the lead underwriter] will

first be offered to all existing A Share Shareholders

 whose names appeared on the share register on the

record date on a pro-rata basis. Any new A Shares not

 subscribed by any existing A Share Shareholders may

be allotted and issued to other potential investors.

In the event that any connected person of the Company

 subscribes for any new A Shares under the A Share

Issue, the Company shall comply with all relevant

requirements under the Listing Rules Under the A

Share Issue, all target subscribers are required to

settle the subscription in cash

PROPOSAL #S.1f: Approve that the issue price will be         ISSUER            YES             FOR                  FOR

no less than the lower of [i] the average trading

price of the A Shares for the 20 trading days prior

to the date of publication of the Offering Documents,

 or [ii] the average trading price of the A Shares on

 the trading day preceding the date of publication of

 the Offering Documents

PROPOSAL #S.1g: Approve that the A Share Issue will          ISSUER            YES             FOR                  FOR

be conducted via a public offer of new A Shares

through online and offline offering [within the

meaning of the relevant PRC laws and regulations],

pursuant to which the new A Shares will be offering

through the trading system of the Shanghai Stock

Exchange and through placement by the underwriter for

 the offering, respectively, to investors as approved

 by the CSRC, or other method as approved by the

CSRC; the A Share Issue, if approved by the CSRC,

shall be conducted in due course within six months

PROPOSAL #S.1h: Approve that the issue upon the                 ISSUER            YES             FOR                  FOR

completion of the A Share Issue, both the existing

and new Shareholders will share the undistributed

profits accumulated prior to the A Share Issue

PROPOSAL #S.1i: Approve that the A Shares issued                ISSUER            YES             FOR                  FOR

under the A Share Issue will be traded on the

Shanghai Stock Exchange

PROPOSAL #S.1j: Approve that the resolution will be          ISSUER            YES             FOR                  FOR

effective within 12 months from the date when it is

approved at the EGM of the Company; in addition to

approval by this general meeting, this resolution is

required to be submitted as special resolution to the

 class meetings of Shareholders for consideration and

 approval and the execution is subject to the

approval of the CSRC; the plan approved by the CSRC

shall be final

PROPOSAL #S.1k: Approve to raise a gross amount of no        ISSUER            YES             FOR                  FOR

 more than RMB 7 billion [approximately HKD 8

billion] [inclusive of issuing expenses] through the

A Share Issue. It is currently intended that the

proceeds raised from the A Share Issue will be used

for the following projects: [1] building of oilfield

service vessel[s] [approximately RMB2.56 billion

[approximately HKD 2.9 billion]]; [2] building of 200

 feet jack-up rig[s] [approximately RMB 1.93 billion

[approximately HKD 2.2 billion]]; [3] building of

deep-water AHTS vessel[s] [approximately RMB 1.03

billion [approximately HKD 1.2 billion]]; [4]

building of twelve-streamer seismic vessel[s]

[approximately RMB 960 million [approximately HKD 1.1

 billion]; and [5] building of deep-water survey

vessel[s] [approximately RMB520 million

[approximately HKD 600 million]; the Company may

invest in the above projects through utilizing its

internal resources before the proceeds from the A

Share Issue is made available to the Company. When

the proceeds is available; authorize the Company to

apply the proceeds to any injected capital in

relation to the above projects which is incurred

before the completion of the A Share Issue. 4 In the

event that the proceeds raised from the A Share Issue

 is not sufficient for the purpose of the above

projects, the Company will utilize other funding

sources to cover the shortfall. Upon completion of

any of the above projects, CONT  the remaining

proceeds raised from the A Share Issue [together with

 interest accrued thereon], if any, will be applied

in other projects aforesaid, as approved by the Board

 and recommended by the independent Directors, the

PROPOSAL #S.2: Authorize the Board for handling all          ISSUER            YES             FOR                  FOR

relevant matters regarding the A Share Issue be and

is hereby approved; in order to effectively complete,

 in an orderly manner, the A Share Issue by the

Company in accordance with laws and regulations

including the Company Law of the PRC and the

Securities Law of the PRC and the Articles of

Association, the following be and are hereby

approved; [a] authorize the Directors Mr. Liu Jian

and Mr. Li Yong, both to handle all matters relating

to the A Share Issue, including but not limited to

making specific determination on the timing of issue,

 offering size, method of issue, pricing method,

issue price, target subscribers, offering size and

proportion to target subscribers, and offer to

existing Shareholders and other matters relating to

the A Share Issue; [b] authorize the Directors Mr.

Liu Jian and Mr. Li Yong, both to sign and execute

all application documents and other necessary

documents and agreements relating to the A Share

Issue as required by the relevant supervisory

departments, stock exchange and approval authorities;

 [c] authorize the Directors and based on the actual

circumstances, Mr. Liu Jian and Mr. Li Yong, both

being Directors, to adjust the arrangements for the

specific projects which the proceeds of the A Share

Issue will be used for, including the amount of

funds, time and method of implementation of the

projects and the priority of the projects; [d]

authorize the Directors Mr. Liu Jian and Mr. Li Yong,

 both to handle such relevant matters as share

registration and listing, to submit relevant

documents upon completion of the A Share Issue, to

amend the Articles of Association [being to amend [i]

 Article 16 for the purpose of amending the total

issued ordinary shares of the Company and the

shareholding percentage of the promoter upon

completion of the A Share Issue; [ii] Article 17 for

the purpose of amending the total number of A Shares

issued by the Company upon completion of the A Share

Issue, the total number of A Shares held by the

promoter and the A Share Shareholders [other than the

 promoter], and the respective percentages of the

promoter, the A Share Shareholders [other than the

promoter] and the H Share Shareholders in the total

issued ordinary shares of the Company; and [iii]

Article 20 for the purpose of amending the total

registered capital of the Company] upon completion of

 the A Share Issue, and carry out relevant

registration procedures regarding the change of the

registered capital of the Company; [e] authorize the

Directors Mr. Liu Jian and Mr. Li Yong, both to

handle all other relevant matters related to the A

Share Issue; [f] authorize to set forth above shall

be effective for 12 months commencing from the date

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OVERSEAS LAND & INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   Y15004107

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the JV Agreement [as        ISSUER            YES             FOR                  FOR

 specified] and the transactions contemplated

thereunder and the implementation thereof; and

authorize any 1 Director of the Company on behalf of

the Company to execute any such other documents,

instruments and agreements and to do any such acts or

 things deemed by him to be incidental to m ancillary

 to or in connection with the matters contemplated in

 the JV Agreement and the transactions contemplated

there under including the affixing of common seal

there on

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OVERSEAS LAND & INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   Y15004107

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve the New CSCECL Group        ISSUER            YES             FOR                  FOR

 Engagement Agreement (as specified) and the

transactions contemplated thereunder and the

implementation thereof, and to approve the New Cap

(as defined)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA OVERSEAS LAND & INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   Y15004107

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Audited financial         ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and the

Independent Auditor's report for the FYE 31 DEC 2009

PROPOSAL #2.a: Re-elect Mr. Kong Qingping as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.b: Re-elect Mr. Xiao Xiao as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.c: Re-elect Mr. Dong Daping as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.d: Re-elect Mr. Nip Yun Wing as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.e: Re-elect Mr. Lin Xiaofeng as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.f: Re-elect Mr. Lam Kwong Siu as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.g: Re-elect Dr. Wong Ying Ho, Kennedy as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3: Authorize the Board to fix the                        ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #4: Approve the declaration of a final                 ISSUER            YES             FOR                  FOR

dividend for the YE 31 DEC 2009 of HK 13 cents per

share

PROPOSAL #5: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors and authorize the Board to fix their

remuneration

PROPOSAL #6: Authorize the Directors the general and         ISSUER            YES             FOR                  FOR

unconditional mandate to repurchase shares in the

capital of the Company up to 10% of the issued share

capital of the Company

PROPOSAL #7: Authorize the Directors the general and         ISSUER            YES             FOR                  FOR

unconditional mandate to allot, issue and deal with

new shares not exceeding 20% of the issued share

capital of the Company

PROPOSAL #8: Approve the extension of the authority          ISSUER            YES             FOR                  FOR

granted to the Directors by Resolution 7 above by

adding the number of shares repurchased pursuant to

the authority granted to the Directors by Resolution

6 above

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA PACIFIC INSURANCE (GROUP) CO LTD

  TICKER:                  N/A                 CUSIP:   Y1505R101

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of Board of Directors        ISSUER            YES             FOR                  FOR

 of the Company for the year 2009

PROPOSAL #2: Approve the report of Board of                        ISSUER            YES             FOR                  FOR

Supervisors of the Company for the year 2009

PROPOSAL #3: Approve the financial statements and              ISSUER            YES             FOR                  FOR

report of the Company for the year 2009

PROPOSAL #4: Approve the full text and the summary of        ISSUER            YES             FOR                  FOR

 the annual report of A shares of the Company for the

 year 2009

PROPOSAL #5: Approve the annual report of H shares of        ISSUER            YES             FOR                  FOR

 the Company for the year 2009

PROPOSAL #6: Approve the profit distribution plan of         ISSUER            YES             FOR                  FOR

the Company for the year 2009

PROPOSAL #7: Appointment of Ernst & Young Hua Ming as        ISSUER            YES             FOR                  FOR

 the domestic auditor for the year 2010 and Ernst &

Young as the overseas Auditor of the Company for the

years 2009 and 2010 and authorize the Audit Committee

 of the Board of Directors of the Company to

determine the principles of fixing the remunerations

of the domestic and overseas auditors with them and

authorize the management to determine their actual

remunerations based on the agreed principles

PROPOSAL #8: Approve the remuneration management                ISSUER            YES             FOR                  FOR

system of Directors and Supervisors

PROPOSAL #9: Approve the due diligence report of the         ISSUER            YES             FOR                  FOR

Directors for the year 2009

PROPOSAL #10: Approve the report on performance of            ISSUER            YES             FOR                  FOR

Independent Directors for the year 2009

PROPOSAL #11.1: Election of Mr. GAO Guofu as a                   ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #11.2: Election of Mr. HUO Lianhong as a              ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #11.3: Election of Mr. YANG Xianghai as a            ISSUER            YES             FOR                  FOR

Non-executive Director of the Company

PROPOSAL #11.4: Election of Mr. ZHOU Ciming as a Non-        ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #11.5: Election of Mr. YANG Xiangdong as a          ISSUER            YES             FOR                  FOR

Non-executive Director of the Company

PROPOSAL #11.6: Election of Ms. FENG Junyuan, Janine         ISSUER            YES             FOR                  FOR

as a Non-executive Director of the Company

PROPOSAL #11.7: Election of Mr. WANG Chengran as a            ISSUER            YES             FOR                  FOR

Non-executive Director of the Company

PROPOSAL #11.8: Election of Mr. WU Jumin as a Non-             ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #11.9: Election of Mr. ZHENG Anguo as a Non-        ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #11.10: Election of Ms. XU Fei as a Non-               ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #11.11: Election of Mr. XU Shanda as a                 ISSUER            YES             FOR                  FOR

Independent Non-executive Director of the Company

PROPOSAL #11.12: Election of Mr. CHANG Tso Tung                 ISSUER            YES             FOR                  FOR

Stephen as a Independent Non-executive Director of

the Company

PROPOSAL #11.13: Election of Mr. LI Ruoshan as a                ISSUER            YES             FOR                  FOR

Independent Non-executive Director of the Company

PROPOSAL #11.14: Election of Mr. YUEN Tin Fan as a            ISSUER            YES             FOR                  FOR

Independent Non-executive Director of the Company

PROPOSAL #11.15: Election of Mr. XIAO Wei as a                   ISSUER            YES             FOR                  FOR

Independent Non-executive Director of the Company

PROPOSAL #12.1: Election of Mr. ZHANG Jianwei as a            ISSUER            YES             FOR                  FOR

non-employee representative Supervisor of the Company

PROPOSAL #12.2: Election of Ms. LIN Lichun as a Non-         ISSUER            YES             FOR                  FOR

Employee representative supervisor of the Company

PROPOSAL #12.3: Election of Mr. ZHOU Zhuping as a              ISSUER            YES             FOR                  FOR

non-employee representative Supervisor of the Company

PROPOSAL #S.13: Amend the Articles 19, 20, 23, 75,            ISSUER            YES             FOR                  FOR

164, 243, 246 of the original the Articles of

Association of the Company  the Articles of

Association' , and authorize the Chairman of the

Board of Directors or his attorney to make further

amendments which in his opinion may be necessary,

desirable and expedient in accordance with the

applicable laws and regulations, and as may be

required by China Insurance Regulatory Commission

(CIRC) and other relevant authorities

PROPOSAL #S.14: Approve the proposed amendments to            ISSUER            YES             FOR                  FOR

the procedural rules for the shareholders' general

meetings of the Company as set out in Appendix VII to

 the circular of the Company dated 19 APR 2010, and

authorize the Chairman of the Board of Directors or

his attorney to make further amendments which in his

opinion may be necessary and desirable in accordance

with the requirements of relevant regulatory

authorities and the stock exchange at the place where

 the shares of the Company are listed from time to

time during the process of the Company's application

for the amended procedural rules for the

shareholders' general meetings of the Company as

appendix to the Articles of Association shall take

effect after obtaining the approval from CIRC

PROPOSAL #S.15: Approve the proposed amendments to            ISSUER            YES             FOR                  FOR

the interim management measures on connected

transactions of H Shares of the Company as set out in

 Appendix VIII to the circular of the Company dated

PROPOSAL #S.16: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Company to determine if the Company shall allot,

issue and deal with domestic shares and overseas

listed foreign shares (H Shares) separately or

concurrently, according to the market conditions and

the needs of the Company, provided that the

respective number of shares shall not exceed 20% of

the domestic shares or H Shares of the Company in

issue on the date of the passing of this Special

Resolution, however, notwithstanding the granting of

the general mandate to the Board of Directors, any

issue of new domestic shares would require another

shareholders' approval at a shareholders' meeting in

accordance with the relevant PRC laws and regulations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA PETE & CHEM CORP

  TICKER:                  N/A                 CUSIP:   Y15010104

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve: a) the Mutual Supply Agreement        ISSUER            YES             FOR                  FOR

 Amendments, the Major Continuing Connected

Transactions and its caps for the 3 years ending on

31 DEC 2012; b) the Non-Major Continuing Connected

Transactions; and authorize Mr. Wang Xinhua, the

Chief Financial Officer of Sinopec Corp., to sign or

execute such other documents or supplemental

agreements or deeds on behalf of Sinopec Corp. and to

 do such things and take all such actions pursuant to

 the relevant Board resolutions as necessary or

desirable for the purpose of giving effect to the

above resolution with such changes as he (or she) may

 consider necessary, desirable or expedient

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA PETROLEUM & CHEMICAL CORP SINOPEC

  TICKER:                  N/A                 CUSIP:   Y15010104

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of Sinopec Corporation for the Year 2009

PROPOSAL #2.: Receive the report of the Board of                ISSUER            YES             FOR                  FOR

Supervisors of Sinopec Corporation for the Year 2009

PROPOSAL #3.: Approve the audited accounts and                   ISSUER            YES             FOR                  FOR

audited consolidated accounts of Sinopec Corporation

for the YE 31 DEC 2009

PROPOSAL #4.: Approve the Plan for allocating any              ISSUER            YES             FOR                  FOR

surplus common reserve funds at an amount of RMB 20

billion from the after-tax profits

PROPOSAL #5.: Approve the Profit Distribution Plan            ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #6.: Authorize the Board of Directors of              ISSUER            YES             FOR                  FOR

Sinopec Corporation [the ''Board of Directors''] to

determine the interim Profit Distribution Plan of

Sinopec Corporation for 2009

PROPOSAL #7.: Re-appoint KPMG Huazhen and KPMG as the        ISSUER            YES             FOR                  FOR

 Domestic and Overseas Auditors of Sinopec

Corporation for the year 2010, respectively, and

authorize the Board of Directors to determine their

PROPOSAL #8.: Approve the proposal in respect of the         ISSUER            YES             FOR                  FOR

acquisition of certain equity interest and loans held

 by Sinopec International Petroleum Exploration and

Production Corporation

PROPOSAL #S.9: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

pursuant to the relevant regulations, within the

maximum balance of the issuable bonds, namely after

issuance, the relevant accumulative debt financing

instruments balance shall not exceed 40% of the

latest total audited net assets of Sinopec

Corporation, to determine issuance of debt financing

instruments, including but not limited to short term

financial instruments, mid-term financial notes and

corporate bonds; to determine the terms and

conditions and all other matters in relation to the

issuance of such debt financing instrument[s] based

on the needs of Sinopec Corporation and the market

conditions, including without limitation to the

determination of the actual value, interest rate,

term, targeted group and use of proceeds of the

bond[s] subject to the aforementioned limits, as well

 as to the production, execution and disclosure of

all necessary documents thereof [Authority expires at

 the completion of next AGM of Sinopec Corporation]

PROPOSAL #S10.A: Approve type of securities to be              ISSUER            YES             FOR                  FOR

issued

PROPOSAL #S10.B: Approve an issuance size                             ISSUER            YES             FOR                  FOR

PROPOSAL #S10.C: Approve nominal value and issue price      ISSUER            YES             FOR                  FOR

PROPOSAL #S10.D: Approve the term                                           ISSUER            YES             FOR                  FOR

PROPOSAL #S10.E: Approve the interest rate                           ISSUER            YES             FOR                  FOR

PROPOSAL #S10.F: Approve the method and timing of              ISSUER            YES             FOR                  FOR

interest payment

PROPOSAL #S10.G: Approve the conversion period                    ISSUER            YES             FOR                  FOR

PROPOSAL #S10.H: Approve the determination and                   ISSUER            YES             FOR                  FOR

adjustment of conversion price

PROPOSAL #S10.I: Approve the downward adjustment to          ISSUER            YES             FOR                  FOR

conversion price

PROPOSAL #S10.J: Approve the conversion method of              ISSUER            YES             FOR                  FOR

fractional share

PROPOSAL #S10.K: Approve the terms of redemption                ISSUER            YES             FOR                  FOR

PROPOSAL #S10.L: Approve the terms of sale back                  ISSUER            YES             FOR                  FOR

PROPOSAL #S10.M: Approve the dividend rights of the          ISSUER            YES             FOR                  FOR

year of conversion

PROPOSAL #S10.N: Approve the method of issuance and          ISSUER            YES             FOR                  FOR

target subscribers

PROPOSAL #S10.O: Approve the subscription arrangement        ISSUER            YES             FOR                  FOR

 for existing shareholders

PROPOSAL #S10.P: Approve the CB Holders and                        ISSUER            YES             FOR                  FOR

bondholder meetings

PROPOSAL #S10.Q: Approve the use of proceeds from the        ISSUER            YES             FOR                  FOR

 issuance of the Convertible Bonds

PROPOSAL #S10.R: Approve the guarantee                                  ISSUER            YES             FOR                  FOR

PROPOSAL #S10.S: Approve the validity period of the          ISSUER            YES             FOR                  FOR

resolutions in relation to the issuance of the

convertible bonds

PROPOSAL #S10.T: Approve the matters relating to                ISSUER            YES             FOR                  FOR

authorization in relation to the issuance of the

convertible bonds

PROPOSAL #S10.U: Approve the Feasibility Analysis              ISSUER            YES             FOR                  FOR

Report on the use of proceeds from the issuance of

the convertible bonds

PROPOSAL #S10.V: Receive the report on the use of              ISSUER            YES             FOR                  FOR

proceeds from last issuance of securities

PROPOSAL #S.11: Authorize the Board of Directors of          ISSUER            YES         AGAINST           AGAINST

Sinopec Corporation a general mandate to issue new

shares: in order to grant discretion to the Board of

Directors on the flexibility of issuance of new

shares, to allot issue and deal with shares not

exceeding 20% of the existing domestic listed shares

and overseas listed foreign shares of Sinopec

Corporation however, notwithstanding the obtaining of

 the general mandate, any issue of domestic shares

needs shareholders' approval at shareholders' meeting

 in accordance with the relevant PRC Laws and

regulations' it is resolved as follow: 1] Subject to

paragraphs [3] and [4] and pursuant to the Company

Law [the Company Law] of the People's Republic of

China [the PRC] and the listing rules of the relevant

 stock exchanges [as amended from time to time], to

allot, issue and deal with shares during the Relevant

 Period and to determine the terms and conditions for

 the allotment and issue of new shares including the

following terms: a] class and number of new shares to

 be issued; b] price determination method of new

shares and/or issue price [including price range]; c]

 the starting and closing dates for the issue; d]

class and number of the new shares to be issued to

existing shareholders; and e] the making or granting

of offers, agreements and options which might require

 the exercise of such powers; 2] to make or grant

offers, agreements and options which would or might

require the exercise of such powers after the end of

the relevant period; 3] the aggregate nominal amount

of new domestic listed shares and new overseas listed

 foreign shares allotted, issued and dealt with or

agreed conditionally or unconditionally to be

allotted, issued and dealt with [whether pursuant to

an option or otherwise] by the Board of Directors of

Sinopec Corporation pursuant to the approval in

paragraph [1], otherwise than pursuant to issue of

shares by conversion of the surplus reserve into

share capital in accordance with the Company Law of

the PRC and the Articles of Association of Sinopec

Corporation, shall not exceed 20% of each class of

the existing domestic listed shares and overseas

listed foreign shares of Sinopec Corporation In

exercising the powers granted in paragraph [1], the

Board of Directors of Sinopec Corporation must [i]

comply with the Company Law of the PRC and the

relevant regulatory stipulations [as amended from

time to time] of the places where Sinopec Corporation

 is listed; and [ii] obtain approval from China

Securities Regulatory Commission and other relevant

PRC government departments, The Board of Directors of

 Sinopec Corporation, subject to the approval of the

relevant authorities of the PRC and in accordance

with the Company Law of the PRC, authorized to

increase the registered capital of Sinopec

Corporation to the required amount upon the exercise

of the powers pursuant to paragraph [1] above to

authorize the Board of Directors to sign the

necessary documents, complete the necessary

formalities and take other necessary steps to

PROPOSAL #12.1: Election of Mr. Ma Weihua as an                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors of the Fourth

Session of the Board of Directors of Sinopec Corp

PROPOSAL #12.2: Election of Mr. Wu Xiaogen as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors of the Fourth

Session of the Board of Directors of Sinopec Corp

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RAILWAY CONSTRUCTION CORPORATION LIMITED

  TICKER:                  N/A                 CUSIP:   Y1508P110

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.1: Approve the fulfillment of conditions         ISSUER            YES             FOR                  FOR

to the non-public issuance and placing of A shares by

 the Company

PROPOSAL #I.2: Approve the Plan in relation the non-         ISSUER            YES             FOR                  FOR

public issuance and placing of A shares [supplemented

 and revised]

PROPOSAL #I.3: Approve the connected transactions in         ISSUER            YES             FOR                  FOR

relation to the non-public issuance and placing of A

shares

PROPOSAL #I.4: Approve the report on the use of                 ISSUER            YES             FOR                  FOR

proceeds from previous issuance

PROPOSAL #I.5: Approve the feasible study report on          ISSUER            YES             FOR                  FOR

the Investment Projects to be financed by the issue

proceeds from the non-public issuance and placing of

A shares

PROPOSAL #I.6: Approve the waiver from the                          ISSUER            YES             FOR                  FOR

requirement of general offer by China Railway

Construction Corporation [CRCCG]

PROPOSAL #I.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

deal with relevant matters in relation to the non-

public issuance and placing of A shares

PROPOSAL #I.1SA: Approve the types and nominal value         ISSUER            YES             FOR                  FOR

of A shares to be issued, within the state of the PRC

 and be implemented subsequent to the grant of the

approvals from the relevant governmental authorities

in the PRC upon application

PROPOSAL #I.1SB: Approve the method of issuance of            ISSUER            YES             FOR                  FOR

the Non-Public Issuance and Placing of A share,

within the state of the PRC and be implemented

subsequent to the grant of the approvals from the

relevant governmental authorities in the PRC upon

PROPOSAL #I.1SC: Approve the target subscribers and          ISSUER            YES             FOR                  FOR

method of subscription of the Non-Public Issuance and

 Placing of A share, within the state of the PRC and

be implemented subsequent to the grant of the

approvals from the relevant governmental authorities

in the PRC upon application

PROPOSAL #I.1SD: Approve the size of the issuance of         ISSUER            YES             FOR                  FOR

the Non-Public Issuance and Placing of A share,

within the state of the PRC and be implemented

subsequent to the grant of the approvals from the

relevant governmental authorities in the PRC upon

PROPOSAL #I.1SE: Approve the issue price and pricing         ISSUER            YES             FOR                  FOR

principle of the Non-Public Issuance and Placing of A

 share, within the state of the PRC and be

implemented subsequent to the grant of the approvals

from the relevant governmental authorities in the PRC

 upon application

PROPOSAL #I.1SF: Approve the lock-up period                        ISSUER            YES             FOR                  FOR

arrangement of the Non-Public Issuance and Placing of

 A share, within the state of the PRC and be

implemented subsequent to the grant of the approvals

from the relevant governmental authorities in the PRC

 upon application

PROPOSAL #I.1SG: Approve the use of proceeds of the          ISSUER            YES             FOR                  FOR

Non-Public Issuance and Placing of A share, within

the state of the PRC and be implemented subsequent to

 the grant of the approvals from the relevant

governmental authorities in the PRC upon application

PROPOSAL #I.1SH: Approve the place of listing of the         ISSUER            YES             FOR                  FOR

Non-Public Issuance and Placing of A share, within

the state of the PRC and be implemented subsequent to

 the grant of the approvals from the relevant

governmental authorities in the PRC upon application

PROPOSAL #I.1SI: Approve the arrangement in relation         ISSUER            YES             FOR                  FOR

to the accumulated undistributed profits of the

Company prior to the non-public issuance and placing

of A shares of the Company within the state of the

PRC and be implemented subsequent to the grant of the

 approvals from the relevant governmental authorities

 in the PRC upon application

PROPOSAL #I.1SJ: Approve the Valid period of the                ISSUER            YES             FOR                  FOR

resolution in relation to the Non-Public issuance and

 placing of A shares of the Company within the state

of the PRC and be implemented subsequent to the grant

 of the approvals from the relevant governmental

authorities in the PRC upon application

PROPOSAL #I.S.2: Approve the Share Subscription                 ISSUER            YES             FOR                  FOR

Framework Agreement and the Supplemental Agreement

entered into by the Company and CRCCG: (a) the terms

of the Share Subscription Framework Agreement entered

 into by the Company and CRCCG on 02 MAR 2010 and the

 Supplementary Agreement entered into by the Company

and CRCCG on 26 APR 2010, and all transactions

contemplated under the Share Subscription Framework

Agreement and the Supplementary Agreement; and (b)

the Share Subscription Framework Agreement and the

Supplementary Agreement entered into by the Directors

 of the Company and authorize the Directors of the

Company to do all such acts and things and to sign

and execute all documents and to take such steps as

the directors of the Company (or any one of them) may

 in their absolute discretion consider necessary,

appropriate, desirable or expedient to give effect to

 or in connection with the Share Subscription

Framework Agreement and the Supplementary Agreement

or any of the transactions contemplated there under

and all other matters incidental thereto

PROPOSAL #II.1: Approve the audited financial                     ISSUER            YES             FOR                  FOR

statements of the Company for the YE 31 DEC 2009

PROPOSAL #II.2: Approve the Profits Distribution Plan        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009 and the

proposal for distribution of the final dividend for

the year 2009

PROPOSAL #II.3: Approve the annual report for the YE         ISSUER            YES             FOR                  FOR

31 DEC 2009 of the Company and its summary

PROPOSAL #II.4: Approve the report of the Board of            ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #II.5: Approve the report of the Supervisory        ISSUER            YES             FOR                  FOR

 Committee of the Company for the YE 31 DEC 2009

PROPOSAL #II.6: Appointment of Accounting Firm as the        ISSUER            YES             FOR                  FOR

 External Auditors of the Company for the year 2010

and the payment of its auditing expenses

PROPOSAL #II.7: Approve the remuneration packages of         ISSUER            YES             FOR                  FOR

Directors for the year 2009

PROPOSAL #II.8: Approve the adjustment to the annual         ISSUER            YES             FOR                  FOR

basic salaries for the Independent Directors of the

Company

PROPOSAL #II.9: Amend the rule governing the                       ISSUER            YES         AGAINST           AGAINST

decision-making process in relation to connected

transactions of the Company

PROPOSAL #II.S1: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

issue the overseas listed foreign invested shares (H

Share(s)) of the Company: (a) subject to Paragraphs

(i), (ii) and (iii) below, during the Relevant Period

 (as defined), an unconditional general mandate to

allot, issue and/or deal with additional H Shares,

and to make or grant offers, agreements or options in

 respect thereof: (i) such mandate shall not extend

beyond the Relevant Period save that the board of

directors may during the Relevant Period make or

grant offers, agreements or options which might

require the exercise of such powers after the end of

the Relevant Period; (ii) the aggregate nominal

amount of the H Shares to be allotted, issued and/or

dealt with or agreed conditionally or unconditionally

 to be allotted, issued and/or dealt with by the

board of directors shall not exceed 20% of the

aggregate nominal amount of its existing H Shares at

the date of the passing of this resolution; and (iii)

 the Board of Directors will only exercise its power

under such mandate in accordance with the Company Law

 and the Listing Rules of Hong Kong Stock Exchange

(as amended from time to time) or applicable laws,

rules and regulations of any other government or

regulatory bodies and only if all necessary approvals

 from the CSRC and/or other relevant PRC government

authorities are obtained; [Authority expires the

earlier of the conclusion of the next AGM or the

expiration of the period within which the next AGM is

 to be held by law]; (c) contingent on the Board of

Directors resolving to issue H Shares pursuant to

Paragraph (a) of this special resolution, to increase

 the registered capital of the Company to reflect the

 number of H Shares to be issued by the Company

pursuant to Paragraph (a) of this special resolution

and to make such appropriate and necessary amendments

 to the Articles of Association of the Company as

they think fit to reflect such increase in the

registered capital of the Company and to take any

other action and complete any formality required to

effect the issuance of H Shares pursuant to Paragraph

 (a) of this special resolution and the increase in

the registered capital of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RAILWAY CONSTRUCTION CORPORATION LIMITED

  TICKER:                  N/A                 CUSIP:   Y1508P110

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.a: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Types and nominal value of A

Shares to be issued

PROPOSAL #S.1.b: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Method of issuance

PROPOSAL #S.1.c: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Target subscribers and method of

subscription

PROPOSAL #S.1.d: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: The size of the issuance

PROPOSAL #S.1.e: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Issue price and pricing principle

PROPOSAL #S.1.f: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Lock-up period arrangement

PROPOSAL #S.1.g: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Use of proceeds

PROPOSAL #S.1.h: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Place of listing

PROPOSAL #S.1.i: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Arrangement relating to the

accumulated undistributed profits of the Company

prior to the Non-Public Issuance and Placing of A

PROPOSAL #S.1.j: Approve the Non-Public Issuance and         ISSUER            YES             FOR                  FOR

Placing of A Shares of the Company within the PRC and

 to implement subsequent to the grant of approvals

from the relevant governmental authorities in the PRC

 upon application: Valid period of the resolution in

relation to the Non-Public Issuance and Placing of A

Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RAILWAY GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y1509D116

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company FYE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company FYE 31 DEC 2009

PROPOSAL #3: Approve the work report of Independent          ISSUER            YES             FOR                  FOR

Directors of the Company FYE 31 DEC 2009

PROPOSAL #4: Approve the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements of the Company FYE 31 DEC 2009

PROPOSAL #5: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Company's international Auditors and Deloitte

Touche Tohmatsu CPA Ltd. as the Company's domestic

Auditors for a term ending at the next AGM of the

Company and to authorize the Board of Directors of

the Company to determine their remuneration

PROPOSAL #6: Approve the Profit Distribution Plan of         ISSUER            YES             FOR                  FOR

the Company FYE 31 DEC 2009

PROPOSAL #7: Approve the adjustments to the                        ISSUER            YES             FOR                  FOR

remuneration for the Independent Directors of the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RES ENTERPRISE LTD

  TICKER:                  N/A                 CUSIP:   Y15037107

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the conditional                ISSUER            YES             FOR                  FOR

asset swap agreement dated 29 OCT 2009 entered into

between the Company and China Resources [Holdings]

Company Limited [CRH] in relation to the acquisitions

 of a hypermarket chain in China and a brewery in

Shandong Province from, and the disposals of the

Company's entire interest in its textile division and

 the minority investments in container terminal

operations in Hong Kong and Yantian, Shenzhen to, CRH

 or its subsidiaries [the Asset Swap Agreement], as

specified, and all the terms and conditions thereof

and the transactions contemplated under the Asset

Swap Agreement, and authorize any Executive Director

of the Company to do such acts and execute such other

 documents with or without amendments and affix the

common seal of the Company thereto [if required] as

he may consider necessary, desirable or expedient and

 in the interest of the Company to carry out or give

effect to or otherwise in connection with or in

relation to the Asset Swap Agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RESOURCES ENTERPRISE LTD

  TICKER:                  N/A                 CUSIP:   Y15037107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the audited                     ISSUER            YES             FOR                  FOR

financial statements and the Directors' report and

the Independent Auditor's report for the YE 31 DEC

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Re-election of Mr. Lai Ni Hium as                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Re-election of Mr. Houang Tai Ninh as         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.c: Re-election of Dr. Li Ka Cheung, Eric         ISSUER            YES             FOR                  FOR

as Director

PROPOSAL #3.d: Re-election of Dr. Cheng Mo Chi as              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Re-election of Mr. Bernard Charnwut            ISSUER            YES             FOR                  FOR

Chan as Director

PROPOSAL #3.f: Re-election of Mr. Siu Kwing Chue,              ISSUER            YES             FOR                  FOR

Gordon as Director

PROPOSAL #3.g: Approve to fix the fees for all                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Re-appointment of Auditors and authorize        ISSUER            YES             FOR                  FOR

 the Directors to fix their remuneration

PROPOSAL #5: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to repurchase shares of the Company

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to issue new shares of the Company

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 be given to the Directors to issue shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RESOURCES LAND LTD

  TICKER:                  N/A                 CUSIP:   G2108Y105

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, confirm and ratify the                     ISSUER            YES             FOR                  FOR

conditional sale and purchase agreement [the Sale and

 Purchase Agreement] dated 31 JUL 2009 entered into

between Central New Investments Limited [the Vendor]

and the Company [the Purchaser] as specified, in all

respects and all the transactions contemplated

pursuant to the Sale and Purchase Agreement; and

authorize any one Director of the Company or any

other person by the Board of Directors of the Company

 from time to time be and are to sign, execute,

perfect and deliver and where required, affix the

common seal of the Company to, all such documents,

instruments and deeds, and do all such actions which

are in his opinion necessary, appropriate, desirable

or expedient for the implementation and completion of

 the Sale and Purchase Agreement, all other

transactions contemplated under or incidental to the

Sale and Purchase Agreement and all other matters

incidental thereto or in connection therewith and to

agree to the variation and waiver of any of the

matters relating thereto that are, in his opinion,

appropriate, desirable or expedient in the context of

 the Acquisition and are in the best interests of the

 Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RESOURCES LAND LTD

  TICKER:                  N/A                 CUSIP:   G2108Y105

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Directors' report and the Independent

Auditor's report for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect Mr. Wu Xiangdong as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Re-elect Mr. Jiang Wei as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Re-elect Mr. Li Fuzuo as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Re-elect Mr. Du Wenmin as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Re-elect Mr. Wang Shi as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.6: Re-elect Mr. Ma Si Hang Frederick as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.7: Approve to fix the remuneration of the        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #4: Re-appoint the Auditor and authorize the        ISSUER            YES             FOR                  FOR

 Directors to fix their remuneration

PROPOSAL #5: Grant a general mandate to the Directors        ISSUER            YES             FOR                  FOR

 to repurchase shares of the Company

PROPOSAL #6: Grant a general mandate to the Directors        ISSUER            YES             FOR                  FOR

 to issue new shares of the Company

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 be given to the Directors to issue new shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RESOURCES POWER HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y1503A100

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the report of the Directors and the Independent

Auditor's report for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.1: Re-elect Ms. Wang Xiao Bin as the                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.2: Re-elect Mr. Anthony H. Adams as the          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.3: Re-elect Mr. Chen Ji Min as the                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.4: Re-elect Mr. Ma Chiu-Cheung, Andrew as        ISSUER            YES             FOR                  FOR

 the Director

PROPOSAL #3.5: Re-elect Mr. Shi Shanbo as the Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Re-elect Ms. Elsie Leung Oi-sie as the        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.7: Re-elect Dr. Raymond K.F. Ch'ien as            ISSUER            YES             FOR                  FOR

the Director

PROPOSAL #3.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors and authorize the Directors to fix their

 remuneration.

PROPOSAL #5: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to repurchase shares of the Company

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to issue new shares of the Company

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 be given to the Directors to issue shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA RESOURCES POWER HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y1503A100

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve the entering into of        ISSUER            YES             FOR                  FOR

 the Master Coal Supply Agreement dated 09 APR 2010,

to authorize any one Director of the Company to take

such actions and execute such documents (to be

countersigned by the Company secretary of the Company

 or another person pursuant to the Articles of

Association of the Company if the common seal of the

Company is required to be affixed thereto) and

approve the proposed aggregate annual caps for the

supply of coal under the Master Coal Supply Agreement

 for each of the three periods: (1) from 09 APR 2010

to 31 DEC 2010; (2) from 01 JAN 2011 to 31 DEC 2011;

and (3) from 01 JAN 2012 to 31 DEC 2012 are RMB 1,200

 million, RMB 4,320 million and RMB 6,912 million

equivalent to approximately HKD 1,364 million, HKD

4,909 million and HKD 7,855 million, respectively

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHENHUA ENERGY COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y1504C113

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

supervisors of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009

PROPOSAL #4: Approve the Company's profit                            ISSUER            YES             FOR                  FOR

distribution plan for the YE 31 DEC 2009, i.e. final

dividend for the YE 31 DEC 2009 in the amount of RMB

0.53 per share inclusive of tax  be declared and

distributed, the aggregate amount of which is

approximately RMB 10,541,000,000

PROPOSAL #5: Approve the remuneration of the                       ISSUER            YES             FOR                  FOR

Directors and supervisors of the Company for the YE

31 DEC 2009, i.e. aggregate remuneration of the

executive Directors is in the amount of RMB

902,336.78; aggregate remuneration of the non-

executive Directors is in the amount of RMB

1,612,500, of which the aggregate remuneration of the

 independent non-executive Directors is in the amount

 of RMB 1,612,500, the non-executive Directors  other

 than the independent non-executive Directors  are

remunerated by Shenhua Group Corporation Limited and

are not remunerated by the Company in cash;

remuneration of the supervisors is in the amount of

PROPOSAL #6: Re-appointment of KPMG Huazhen and KPMG         ISSUER            YES             FOR                  FOR

as the PRC and international Auditors respectively of

 the Company for 2010, the term of such re-

appointment of shall continue until the next AGM, and

 to authorise a committee comprising of Mr. Zhang

Xiwu, Mr. Zhang Yuzhuo and Mr. Ling Wen, all being

Directors of the Company, to determine their

PROPOSAL #7: Approve the revision of annual capital          ISSUER            YES             FOR                  FOR

of continuing connected transactions carried out

pursuant to the Transportation Service Framework

Agreement dated 18 DEC 2009 entered into between the

Company and Taiyuan Railway Bureau from RMB

2,600,000,000 to RMB 7,000,000,000 for the YE 31 DEC

PROPOSAL #8: Approve the revision of annual capital          ISSUER            YES             FOR                  FOR

of continuing connected transactions carried out

pursuant to the Mutual Coal Supply Agreement dated 23

 MAR 2007 entered into between the Company and

Shenhua Group Corporation Limited for the supply of

coal by the Company and its subsidiaries  the Group

to Shenhua Group Corporation Limited and its

subsidiaries  excluding the Group   the Shenhua Group

  from RMB 2,732,720,000 to RMB 4,500,000,000 for the

 year ending 31 DEC 2010

PROPOSAL #9: Approve the Mutual Coal Supply Agreement        ISSUER            YES             FOR                  FOR

 dated 12 MAR 2010 entered into between the Company

and Shenhua Group Corporation Limited, the

transactions contemplated there under and the

following proposed annual capitals;  a proposed

annual capitals of RMB 6,600,000,000, RMB

7,000,000,000 and RMB 7,500,000,000 for the three YE

31 DEC 2011, 31 DEC 2012 and 31 DEC 2013,

respectively, for the supply of coal by the Group to

the Shenhua Group; and b  proposed annual capitals of

 RMB 11,000,000,000, RMB 13,000,000,000 and RMB

16,000,000,000 for the three YE 31 DEC 2011, 31 DEC

2012 and 31 DEC 2013, respectively, for the supply of

PROPOSAL #10: Approve the Mutual Supplies and                     ISSUER            YES             FOR                  FOR

Services Agreement dated 12 MAR 2010 entered into

between the Company and Shenhua Group Corporation

Limited, the transactions contemplated there under

and the following proposed annual capitals:  a

proposed annual capitals of RMB 4,600,000,000, RMB

7,300,000,000 and RMB 8,600,000,000 for the 3 YE 31

DEC 2011, 31 DEC 2012 and 31 DEC 2013, respectively,

for production supplies and ancillary services by the

 Group to the Shenhua Group; and  b  proposed annual

capitals of RMB 5,500,000,000, RMB 6,000,000,000 and

RMB 6,600,000,000 for the 3 YE 31 DEC 2011, 31 DEC

2012 and 31 DEC 2013, respectively, for production

supplies and ancillary services by the Shenhua Group

to the Group

PROPOSAL #11: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and China Datang Corporation, the proposed

annual capitals thereto of RMB 4,300,000,000, RMB

4,600,000,000 and RMB 4,900,000,000 for the 3 years

ending 31 DEC 2011, 31 DEC 2012 and 31 DEC 2013,

respectively, and the transactions contemplated there

 under

PROPOSAL #12: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and Tianjin Jinneng Investment Company, the

proposed annual capitals thereto of RMB

4,100,000,000, RMB 4,400,000,000 and RMB

4,800,000,000 for the 3 YE 31 DEC 2011, 31 DEC 2012

and 31 DEC 2013, respectively, and the transactions

contemplated there under

PROPOSAL #13: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and Jiangsu Guoxin Asset Management Group

Company Limited, the proposed annual capitals thereto

 of RMB 3,500,000,000, RMB 3,800,000,000 and RMB

4,100,000,000 for the three YE 31 DEC 2011, 31 DEC

2012 and 31 DEC 2013, respectively, and the

transactions contemplated there under

PROPOSAL #14: Approve the Transportation Service                ISSUER            YES             FOR                  FOR

Framework Agreement dated 12 MAR 2010 entered into

between the Company and Taiyuan Railway Bureau, the

proposed annual capitals thereto of RMB

8,100,000,000, RMB 8,600,000,000 and RMB

9,300,000,000 for the three years ending 31 DEC 2011,

 31 DEC 2012 and 31 DEC 2013, respectively, and the

transactions contemplated there under

PROPOSAL #15: Approve the Coal Supply Framework                 ISSUER            YES             FOR                  FOR

Agreement dated 12 MAR 2010 entered into between the

Company and Shaanxi Province Coal Transportation and

Sales  Group  Co Ltd, the proposed annual capitals

thereto of RMB 6,000,000,000, RMB 6,400,000,000 and

RMB 7,100,000,000 for the three years ending 31 DEC

2011, 31 DEC 2012 and 31 DEC 2013, respectively, and

the transactions contemplated there under

PROPOSAL #16.1: Re-appointment of Dr. Zhang Xiwu as          ISSUER            YES             FOR                  FOR

an executive Director of the Company

PROPOSAL #16.2: Re-appointment of Dr. Zhang Yuzhuo as        ISSUER            YES             FOR                  FOR

 an executive Director of the Company

PROPOSAL #16.3: Re-appointment of Dr. Ling Wen as an         ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #16.4: Re-appointment of Mr. Han Jianguo as         ISSUER            YES             FOR                  FOR

a non-executive Director of the Company

PROPOSAL #16.5: Appointment of Mr. Liu Benrun as a            ISSUER            YES             FOR                  FOR

non-executive Director of the Company

PROPOSAL #16.6: Appointment of Mr. Xie Songlin as a          ISSUER            YES             FOR                  FOR

non-executive Director of the Company

PROPOSAL #16.7: Re-appointment of Mr. Gong Huazhang          ISSUER            YES             FOR                  FOR

as an independent non-executive Director of the

PROPOSAL #16.8: Appointment of Mr. Guo Peizhang as an        ISSUER            YES             FOR                  FOR

 independent non-executive Director of the Company

PROPOSAL #16.9: Appointment of Ms. Fan Hsu Lai Tai as        ISSUER            YES             FOR                  FOR

 an independent non-executive Director of the Company

PROPOSAL #17.1: Appointment of Mr. Sun Wenjian as a          ISSUER            YES             FOR                  FOR

shareholders' representative supervisor of the Company

PROPOSAL #17.2: Appointment of Mr. Tang Ning as a              ISSUER            YES             FOR                  FOR

shareholders representative supervisor of the Company

PROPOSAL #S.18: Approve a general mandate to the                ISSUER            YES             FOR                  FOR

Board of Directors to, by reference to market

conditions and in accordance with needs of the

Company, to allot, issue and deal with, either

separately or concurrently, additional domestic

shares  A shares  and overseas listed foreign

invested shares  H shares  not exceeding 20% of each

of the number of domestic shares  A shares  and the

number of overseas-listed foreign invested shares  H

shares  in issue at the time of passing this

resolution at AGM; pursuant to PRC laws and

regulations, the Company will seek further approval

from its shareholders in general meeting for each

issuance of domestic shares  A shares  even where

this general mandate is approved;  2  the Board of

Directors be authorised to including but not limited

to the following :-  i  formulate and implement

PROPOSAL #CONT: CONTD issuance plan, including but            ISSUER             NO              N/A                  N/A

not limited to the class of shares to be issued,

pricing mechanism and/or issuance price  including

price range , number of shares to be issued,

allottees and use of proceeds, time of issuance,

period of issuance and whether to issue shares to

existing shareholders;  ii  approve and execute, on

behalf of the Company, agreements related to share

issuance, including but not limited to underwriting

agreement and engagement agreements of professional

advisers;  iii  approve and execute, on behalf of the

 Company, documents related to share issuance for

submission to regulatory authorities, and to carry

out approval procedures required by regulatory

authorities and venues in which the Company is

listed;  iv  amend, as required by regulatory

authorities within or outside China, agreements and

PROPOSAL #CONT: CONTD documents referred to in  ii           ISSUER             NO              N/A                  N/A

and  iii  above;  v  engage the services of

professional advisers for share issuance related

matters, and to approve and execute all acts, deeds,

documents or other matters necessary, appropriate or

required for share issuance;  vi  increase the

registered capital of the Company after share

issuance, and to make corresponding amendments to the

 articles of association of the Company relating to

share capital and shareholdings etc, and to carry out

 statutory registrations and filings within and

outside China;  Authority expires from the conclusion

 of the AGM of the Company for 2010 the expiration of

 a period of 12 months following the passing of this

special resolution at the AGM for 2009; or  c the

date on which the authority conferred by this special

 resolution CONTD

PROPOSAL #CONT: CONTD is revoked or varied by a                 ISSUER             NO              N/A                  N/A

special resolution of shareholders at a general

meeting, except where the Board of Directors has

resolved to issue domestic shares  A shares  or

overseas-listed foreign invested shares  H shares

during the Relevant Period and the share issuance is

to be continued or implemented after the Relevant

Period

PROPOSAL #S.19: Approve the following general mandate        ISSUER            YES             FOR                  FOR

 to repurchase domestic shares  A shares  and

overseas-listed foreign invested shares  H shares ;

1  approve a general mandate to the Board of

Directors to, by reference to market conditions and

in accordance with needs of the Company, to

repurchase domestic shares  A shares  not exceeding

10% of the number of domestic shares  A shares  in

issue at the time when this resolution is passed at

AGM and the relevant resolutions are passed at class

meetings of shareholders; pursuant to PRC laws and

regulations, and for repurchases of domestic shares

A shares , the Company will seek further approval

from its shareholders in general meeting for each

repurchase of domestic shares  A shares  even where

the general mandate is granted, but will not be

required to seek shareholders' approval CONTD

PROPOSAL #CONT: CONTD at class meetings of domestic          ISSUER             NO              N/A                  N/A

share  A share  shareholders or overseas-listed

foreign invested share  H share  shareholders;  2

approve a general mandate to the Board of Directors

to, by reference to market conditions and in

accordance with needs of the Company, to repurchase

overseas-listed foreign invested shares  H shares

not exceeding 10% of the number of overseas-listed

foreign invested shares  H shares  in issue at the

time when this resolution is passed at AGM and the

relevant resolutions are passed at class meetings of

shareholders;  3  the Board of Directors be

authorized to  including but not limited to the

following :-  i  formulate and implement detailed

repurchase plan, including but not limited to

repurchase price, number of shares to repurchase,

time of repurchase and period of repurchase etc;  ii

PROPOSAL #CONT: CONTD creditors in accordance with            ISSUER             NO              N/A                  N/A

the PRC Company Law and articles of association of

the Company;  iii  open overseas share accounts and

to carry out related change of foreign exchange

registration procedures;  iv  carry out relevant

approval procedures required by regulatory

authorities and venues in which the Company is

listed, and to carry out filings with the China

Securities Regulatory Commission;  v  carry out

cancellation procedures for repurchased shares,

decrease registered capital, and to make

corresponding amendments to the articles of

association of the Company relating to share capital

and shareholdings etc, and to carry out statutory

registrations and filings within and outside China;

vi  approve and execute, on behalf of the Company,

documents and matters related to share repurchase;

PROPOSAL #CONT: CONTD general mandate will expire on         ISSUER             NO              N/A                  N/A

the earlier of  Relevant Period :-  a the conclusion

of the AGM of the Company for 2010;  b  the

expiration of a period of twelve months following the

 passing of this special resolution at the AGM for

2009, the first A shareholders' class meeting in 2010

 and the first H shareholders' class meeting in 2010;

 or  c  the date on which the authority conferred by

this special resolution is revoked or varied by a

special resolution of shareholders at a general

meeting, or a special resolution of shareholders at a

 class meeting of domestic share  A share

shareholders or a class meeting of overseas-listed

foreign invested share  H share  shareholders, except

 where the Board of Directors CONTD

PROPOSAL #CONT: CONTD has resolved to repurchase                ISSUER             NO              N/A                  N/A

domestic shares  A shares  or overseas-listed foreign

 invested shares  H shares  during the Relevant

Period and the share repurchase is to be continued or

 implemented after the relevant period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHENHUA ENERGY COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y1504C113

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors, to          ISSUER            YES             FOR                  FOR

repurchase domestic shares [A shares] and overseas-

listed foreign invested shares [H shares]:- by

reference to market conditions and in accordance with

 needs of the Company, to repurchase domestic shares

[A shares] not exceeding 10% of the number of

domestic shares [A shares] in issue at the time when

this resolution is passed at AGM and the relevant

resolutions are passed at class meetings of

shareholders, pursuant to PRC laws and regulations,

and for repurchases of domestic shares [A shares],

the Company will seek further approval from its

shareholders in general meeting for each repurchase

of domestic shares [A shares] even where the general

mandate is granted, but will not be required to seek

shareholders' approval at class meetings of domestic

share [A share] shareholders or overseas-listed

foreign invested share [H share] shareholders; 2]

approve a general mandate to the Board of Directors

to, by reference to market conditions and in

accordance with needs of the Company, to repurchase

overseas-listed foreign invested shares [H shares]

not exceeding 10% of the number of overseas-listed

foreign invested shares [H shares] in issue at the

time when this resolution is passed at annual general

 meeting and the relevant resolutions are passed at

class meetings of shareholders; 3] authorize the

Board of Directors to [including but not limited to

the following]: i) formulate and implement detailed

repurchase plan, including but not limited to

repurchase price, number of shares to repurchase,

time of repurchase and period of repurchase etc; ii)

notify creditors in accordance with the PRC Company

Law and articles of association of the Company; iii)

open overseas share accounts and to carry out related

 change of foreign exchange registration procedures;

iv) carry out relevant approval procedures required

by regulatory authorities and venues in which the

Company is listed, and to carry out filings with the

China Securities Regulatory Commission; v) carry out

cancelation procedures for repurchased shares,

decrease registered capital, and to make

corresponding amendments to the articles of

association of the Company relating to share capital

and shareholdings etc, and to carry out statutory

registrations and filings within and outside China;

vi) approve and execute, on behalf of the Company,

documents and matters related to share repurchase;

[Authority expires at the earlier of the conclusion

of the AGM of the Company for 2010; or the expiration

 of a period of 12 months following the passing of

this special resolution at the AGM for 2009, the

first A shareholders' class meeting in 2010 and the

first H shareholders' class meeting in 2010]; the

date on which the authority conferred by this special

 resolution is revoked or varied by a special

resolution of shareholders at a general meeting, or a

 special resolution of shareholders at a class

meeting of domestic share [A share] shareholders or a

 class meeting of overseas-listed foreign invested

share [H share] shareholders, except wh

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHIPPING CONTAINER LINES CO LTD

  TICKER:                  N/A                 CUSIP:   Y1513C104

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to renew Non-exempt Continuing         ISSUER            YES             FOR                  FOR

Connected Transactions entered into under the Master

Supply Agreement, the First Master Liner and Cargo

Agency Agreement, the First Master Loading and

Unloading Agreement and the Second Master Loading and

 Unloading Agreement, and the Revised Master

Provision of Containers Agreement, together with

their respective proposed annual caps for each of the

 3 years ending 31 DEC 2010, 2011 and 2012, as

PROPOSAL #2.: Approve the Financial Services                       ISSUER            YES         AGAINST           AGAINST

Framework Agreement to be entered into between the

Company and China Shipping [Group] Company, the

transactions in respect of the provision of deposit

services and loan services contemplated thereunder

and its proposed annual caps for each of the 4 years

ending 31 DEC 2009, 2010, 2011 and 2012, as specified

 and authorize any one Director of the Company to

sign the Financial Services Framework Agreement for

and on behalf of the Company

PROPOSAL #3.: Approve to change the Articles of                 ISSUER            YES             FOR                  FOR

Association as specified

PROPOSAL #4.: Appoint Mr. Wu Daqi as an Independent          ISSUER            YES             FOR                  FOR

Non-Executive Director for a term commencing at the

conclusion of the EGM and ending at the conclusion of

 the AGM of the Company for the year 2009, i.e. in or

 around JUN 2010 and authorize the Board to fix the

remuneration of Mr. Wu Daqi

PROPOSAL #5.: Approve the resignation of Mr. Wang              ISSUER            YES             FOR                  FOR

Zongxi as an Independent Non-Executive Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHIPPING CONTAINER LINES CO LTD

  TICKER:                  N/A                 CUSIP:   Y1513C104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Auditors' report of the Company as at and

for the YE 31 DEC 2009

PROPOSAL #2: Approve the proposed profit distribution        ISSUER            YES             FOR                  FOR

 plan of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company  the Board  for the YE 31

DEC 2009

PROPOSAL #4: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #5: Approve the annual reports of the                   ISSUER            YES             FOR                  FOR

Company prepared under the requirements of the places

 of listing of the Company for the YE 31 DEC 2009

PROPOSAL #6: Appointment of PricewaterhouseCoopers,          ISSUER            YES             FOR                  FOR

Hong Kong, Certified Public Accountants as the

Company's International Auditor, to hold office for

the year 2010, and authorize the audit committee of

the Board to determine its remuneration

PROPOSAL #7: Appointment of Vocation International            ISSUER            YES             FOR                  FOR

Certified Public Accountants Co., Ltd. as the

Company's PRC Auditor, to hold office for the year

2010, and authorize the audit committee of the Board

to determine its remuneration

PROPOSAL #8: Approve to determine the remuneration of        ISSUER            YES             FOR                  FOR

 the Directors and Supervisors of the Company for the

 year ending 31 DEC 2010

PROPOSAL #9.a: Re-elect Mr. Li Shaode as a Executive         ISSUER            YES             FOR                  FOR

Director of the Company  the Directors , pursuant to

Article 10.2 of the Articles of Association of the

Company with effect from the conclusion of the AGM

until the conclusion of the AGM of the Company for

the year 2012, i.e. on or around June 2013

PROPOSAL #9.b: Re-elect Mr. Ma Zehua as a Non-                    ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.c: Re-elect Mr. Zhang Guofa as a                       ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

PROPOSAL #9.d: Re-elect Mr. Zhang Jianhua as a Non-           ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.e: Re-elect Mr. Lin Jianqing as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.f: Re-elect Mr. Wang Daxiong as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.g: Re-elect Mr. Huang Xiaowen as a                   ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.h: Re-elect Mr. Zhao Hongzhou as a                   ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.i: Re-elect Mr. Yan Zhichong as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the Company  the Directors ,

pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.j: Re-elect Mr. Xu Hui as a Non-Executive        ISSUER            YES             FOR                  FOR

 Director of the Company  the Directors , pursuant to

 Article 10.2 of the Articles of Association of the

Company with effect from the conclusion of the AGM

until the conclusion of the AGM of the Company for

the year 2012, i.e. on or around June 2013

PROPOSAL #9.k: Re-elect Mr. Shen Zhongying as a                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

the Directors , pursuant to Article 10.2 of the

Articles of Association of the Company with effect

from the conclusion of the AGM until the conclusion

of the AGM of the Company for the year 2012, i.e. on

or around June 2013

PROPOSAL #9.l: Re-elect Mr. Shen Kangchen as                       ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

the Directors , pursuant to Article 10.2 of the

Articles of Association of the Company with effect

from the conclusion of the AGM until the conclusion

of the AGM of the Company for the year 2012, i.e. on

or around June 2013

PROPOSAL #9.m: Re-elect Mr. Jim Poon  also known as          ISSUER            YES             FOR                  FOR

Pan Zhanyuan  as a Independent Non-Executive Director

 as a of the Company  the Directors , pursuant to

Article 10.2 of the Articles of Association of the

Company with effect from the conclusion of the AGM

until the conclusion of the AGM of the Company for

the year 2012, i.e. on or around June 2013

PROPOSAL #9.n: Re-elect Mr. Wu Daqi as a Independent         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company the Directors ,

 pursuant to Article 10.2 of the Articles of

Association of the Company with effect from the

conclusion of the AGM until the conclusion of the AGM

 of the Company for the year 2012, i.e. on or around

June 2013

PROPOSAL #9.o: Re-elect Ms. Zhang Nan as a                          ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

the Directors , pursuant to Article 10.2 of the

Articles of Association of the Company with effect

from the conclusion of the AGM until the conclusion

of the AGM of the Company for the year 2012, i.e. on

or around June 2013

PROPOSAL #10.a: Re-elect Mr. Chen Decheng as a                   ISSUER            YES             FOR                  FOR

Supervisor of the Company pursuant to Article 14.2 of

 the Articles of Association of the Company with

effect from the conclusion of the AGM until the

conclusion of the annual general meeting of the

Company for the year 2012, i.e. on or around June 2013

PROPOSAL #10.b: Re-elect Mr. Kou Laiqi as a                        ISSUER            YES             FOR                  FOR

Supervisor of the Company pursuant to Article 14.2 of

 the Articles of Association of the Company with

effect from the conclusion of the AGM until the

conclusion of the annual general meeting of the

Company for the year 2012, i.e. on or around June 2013

PROPOSAL #10.c: Re-elect Mr. Hua Min as a Supervisor         ISSUER            YES             FOR                  FOR

of the Company pursuant to Article 14.2 of the

Articles of Association of the Company with effect

from the conclusion of the AGM until the conclusion

of the annual general meeting of the Company for the

year 2012, i.e. on or around June 2013

PROPOSAL #10.d: Re-elect Ms. Pan Yingli as a                       ISSUER            YES             FOR                  FOR

Supervisor of the Company pursuant to Article 14.2 of

 the Articles of Association of the Company with

effect from the conclusion of the AGM until the

conclusion of the annual general meeting of the

Company for the year 2012, i.e. on or around June 2013

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHIPPING DEV LTD

  TICKER:                  N/A                 CUSIP:   Y1503Y108

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the new services              ISSUER            YES             FOR                  FOR

agreement dated 22 OCT 2009 [New Services Agreement]

entered into between the Company and China Shipping

[Group] Company for the supply of shipping materials

and services to the Company for a term of 3 years

commencing from 01 JAN 2010 and ending on 31 DEC

2012, the continuing connected transactions

contemplated thereunder and the proposed annual caps

for such continuing connected transactions

contemplated thereunder; and authorize the Directors

of the Company to do such other acts and things and

execute such other documents which in their opinion

may be necessary or desirable to implement the New

Services Agreement

PROPOSAL #2.: Approve and ratify the financial                   ISSUER            YES         AGAINST           AGAINST

services framework agreement dated 22 OCT 2009

[Financial Services Framework Agreement] entered into

 between the Company and China Shipping [Group]

Company [China Shipping] whereby China Shipping shall

 procure China Shipping Finance Company Limited to

provide the Company and its subsidiaries with a range

 of financial services including [i] deposit

services; [ii] loan services; [iii] settlement

services and [iv] other financial services as

approved by CBRC for a term of 3 years commencing

from the date when all conditions precedent under the

 Financial Services Framework Agreement are satisfied

 and ending on the day immediately before the 3rd

anniversary of the commencement date, the continuing

connected transactions contemplated thereunder and

the proposed annual caps for the deposits and loans

transactions contemplated thereunder; and authorize

the Directors of the Company to do such other acts

and things and execute such other documents which in

their opinion may be necessary or desirable to

implement the Financial Services Framework Agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SHIPPING DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y1503Y108

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 audited financial                 ISSUER            YES             FOR                  FOR

statements of the Company

PROPOSAL #2: Approve the 2009 report of the board of         ISSUER            YES             FOR                  FOR

Directors of the Company

PROPOSAL #3: Approve the 2009 report of the                        ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company

PROPOSAL #4: Approve the recommended 2009 final                 ISSUER            YES             FOR                  FOR

dividend of RMB 0.10 (before tax) per share

PROPOSAL #5: Approve the 2009 report of the                        ISSUER            YES             FOR                  FOR

Independent Board Committee of the Company

PROPOSAL #6: Approve the 2009 annual report of the            ISSUER            YES             FOR                  FOR

Company

PROPOSAL #7: Approve the remuneration of the                       ISSUER            YES             FOR                  FOR

Directors, Supervisors and Senior Management of the

Company for 2010

PROPOSAL #8: Re-appoint the Vocation International            ISSUER            YES             FOR                  FOR

Certified Public Accountant Co., Ltd. and Uhy

vocation Hk CPA Limited as the domestic and

International Auditors of the Company for 2010,

respectively, and authorize the Board of Directors of

 the Company to determine their remuneration

PROPOSAL #9: Approve the entrusted loan agreement in         ISSUER            YES             FOR                  FOR

relation to a loan in the amount of RMB 1,300,000,000

 from China Shipping (Group) Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SOUTH LOCOMOTIVE & ROLLING STOCK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1516V109

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, subject to the         ISSUER            YES         AGAINST           AGAINST

conditions of the PRC bond Market, to issue Medium-

term Notes on the specified major terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SOUTH LOCOMOTIVE & ROLLING STOCK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1516V109

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of the Company

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company

PROPOSAL #3: Approve the 2009 final accounts of the          ISSUER            YES             FOR                  FOR

Company

PROPOSAL #4: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan of the Company

PROPOSAL #5: Approve the matters in relation to the A        ISSUER            YES             FOR                  FOR

 Share connected transactions of the Company for 2010

PROPOSAL #6: Approve the external guarantees provided        ISSUER            YES         AGAINST           AGAINST

 by the Company and its subsidiaries in 2010

PROPOSAL #7: Re-appoint the Auditors for 2010 and the        ISSUER            YES             FOR                  FOR

 bases for determination of their remuneration by the

 Company

PROPOSAL #8: Approve the remuneration and welfare of         ISSUER            YES             FOR                  FOR

the Directors and Supervisors of the Company for 2009

PROPOSAL #9: Approve the adjustment of remuneration          ISSUER            YES             FOR                  FOR

packages of Independent Directors of the Company

PROPOSAL #S.10: Authorize the Board and/or the Board         ISSUER            YES             FOR                  FOR

Committee duly authorized by the Board to separately

or concurrently issue, allot and deal with new shares

 not exceeding 20% of each of the issued A Shares

and/or overseas listed H Shares of the Company at the

 time of passing of this resolution at the AGM and

the authorization to the Board to deal with all

matters in relation to the issue and make relevant

amendments to the Articles of Association at

discretion to reflect the new share capital structure

 of the Company upon the allotment and issue of such

PROPOSAL #S.11: Approve the change of English name of        ISSUER            YES             FOR                  FOR

 the Company into CSR Corporation Limited, upon the

fulfillment of all necessary conditions and the

corresponding amendments to the Articles of

Association to reflect the change of English name of

the Company and the authorize the Board Committee,

comprising of Zhao Xiaogang (Director) and Zheng

Changhong (Director), to sign or execute other

documents on behalf of the Company, do all things and

 take all actions as they deem necessary, desirable

or expedient to the change of the English name of the

 Company and the proposed amendments to the Articles

of Association according to the amendment

requirements by the relevant regulatory authorities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SOUTHN AIRLS LTD

  TICKER:                  N/A                 CUSIP:   Y1503W102

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the equity transfer         ISSUER            YES             FOR                  FOR

agreement [the Transfer Agreement] entered into

between the Company as vendor and China Southern Air

Holding Limited [CSAHC] as purchaser on 28 SEP 2009,

pursuant to which, among others, the Company has

conditionally agreed to sell to CSAHC the 50%

shareholding in the registered capital of MTU

Maintenance Zhuhai Co. Ltd. [JV Company] [as

specified], the terms thereof, the execution and

delivery thereof by the Company and the performance

and implementation of the transactions contemplated

thereunder; and authorize any one Director of the

Company for and on behalf of the Company to do all

acts and things and to approve, execute and deliver

all notices, documents, instruments or agreements as

may be necessary, desirable or expedient to carry out

 or to give effect to any or all transactions

contemplated under the Transfer Agreement and to

agree to such variations, amendments or waivers

thereof as are, in the opinion of such Director, in

the interests of the Company

PROPOSAL #2.: Approve and ratify the Agreement                   ISSUER            YES             FOR                  FOR

entered into between the Company, CSAHC, the JV

Company and MTU Aero Engines GmbH on 28 SEP 2009 [as

specified], the terms thereof, the execution and

delivery thereof by the Company and the performance

and implementation of the continuing connected

transactions contemplated thereunder and the

respective annual cap amounts; and authorize any one

Director of the Company for and on behalf of the

Company to do all acts and things and to approve,

execute and deliver all notices, documents,

instruments or agreements as may be necessary,

desirable or expedient to carry out or to give effect

 to any or all transactions contemplated under the

Agreement and to agree to such variations, amendments

 or waivers thereof as are, in the opinion of such

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SOUTHN AIRLS LTD

  TICKER:                  N/A                 CUSIP:   Y1503W102

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the satisfaction of the                   ISSUER            YES             FOR                  FOR

conditions of the non-public issue of A Shares and

the non-public issue of H Shares by the Company

PROPOSAL #S.2.1: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the types of shares to be issued and the

par value

PROPOSAL #S.2.2: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the issue mechanism and subscription method

PROPOSAL #S.2.3: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the targeted subscribers and their

relationship with the Company

PROPOSAL #S.2.4: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the price determination date

PROPOSAL #S.2.5: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the minimum issue price

PROPOSAL #S.2.6: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the number of shares to be issued and the

issue scale

PROPOSAL #S.2.7: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the adjustment to the number of shares

issue and the minimum issue price

PROPOSAL #S.2.8: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the lock-up period

PROPOSAL #S.2.9: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the place of listing

PROPOSAL #S2.10: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the use of proceeds

PROPOSAL #S2.11: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the relationship between the non-public

issue of A Shares and non-public issue of H Shares

PROPOSAL #S2.12: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the arrangement for the distribution of

profits accumulated before the non-public issue of

shares

PROPOSAL #S2.13: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the Proposal for Non-Public Issue of A

Shares by China Southern Airlines Company Limited

PROPOSAL #S2.14: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the validity period of this resolution

PROPOSAL #S.3: Approve the Subscription Agreement              ISSUER            YES             FOR                  FOR

relating to the Subscription of Non-Public Issue of A

 Shares of China Southern Airlines Company Limited

and Subscription Agreement Relating to the

Subscription of Non-Public Issue of H Shares of China

 Southern Airlines Company Limited, copies of which

are tabled at the EGM and marked A and as specified

PROPOSAL #S.4: Authorize any Director to make                     ISSUER            YES             FOR                  FOR

appropriate and necessary amendments to the relevant

provisions of the Articles of Association in order to

 reflect the changes in the registered capital and

shareholding structure of the Company as a result of

the Subscription and execute all such documents

and/or do all such matters and take all such actions

which the Directors may deem necessary or expedient

and in the interest of the Company in respect of the

amendments to the Articles of Association pursuant to

 the results of the Subscription and the requirements

  if any  of the relevant PRC authorities  including

but not limited to all applications, filings and

registrations with the relevant authorities

PROPOSAL #5: Approve the Explanation on the use of            ISSUER            YES             FOR                  FOR

funds raised in previous fund raising exercise, as

specified

PROPOSAL #6: Approve the Feasibility study report on         ISSUER            YES             FOR                  FOR

the funds raised from the non-public issue of A

Shares of China Southern Airlines Company Limited, as

 specified

PROPOSAL #7: Approve the waiver from making a                     ISSUER            YES             FOR                  FOR

mandatory general offer to the Independent

Shareholders by CSAHC and Nan Lung

PROPOSAL #8: Authorize the Board with full power to          ISSUER            YES             FOR                  FOR

deal with all matters relating to the non-public

issue of A Shares and the non-public issue of H Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SOUTHN AIRLS LTD

  TICKER:                  N/A                 CUSIP:   Y1503W102

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the satisfaction of the                   ISSUER            YES             FOR                  FOR

conditions of the non-public issue of A Shares and

the non-public issue of H Shares by the Company

PROPOSAL #S2.1: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the types of shares to be issued and the

par value

PROPOSAL #S2.2: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the issue mechanism and subscription method

PROPOSAL #S2.3: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the targeted subscribers and their

relationship with the Company

PROPOSAL #S2.4: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the price determination date

PROPOSAL #S2.5: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the minimum issue price

PROPOSAL #S2.6: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the number of shares to be issued and the

issue scale

PROPOSAL #S2.7: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the adjustment to the number of shares

issue and the minimum issue price

PROPOSAL #S2.8: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the lock-up period

PROPOSAL #S2.9: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the place of listing

PROPOSAL #2.10: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the use of proceeds

PROPOSAL #2.11: Approve the proposal of the non-                ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the relationship between the non-public

issue of A Shares and non-public issue of H Shares

PROPOSAL #S2.12: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the arrangement for the distribution of

profits accumulated before the non-public issue of

shares

PROPOSAL #S2.13: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the Proposal for Non-Public Issue of A

Shares by China Southern Airlines Company Limited

PROPOSAL #S2.14: Approve the proposal of the non-               ISSUER            YES             FOR                  FOR

public issue of A Shares and the non-public issue of

H Shares: the validity period of this resolution

PROPOSAL #S.3: Approve the Subscription Agreement              ISSUER            YES             FOR                  FOR

relating to the Subscription of Non-Public Issue of A

 Shares of China Southern Airlines Company Limited

and Subscription Agreement Relating to the

Subscription of Non-Public Issue of H Shares of China

 Southern Airlines Company Limited, copies of which

are tabled at the EGM and marked A and initialed by

the Chairman for identification purpose

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA SOUTHN AIRLS LTD

  TICKER:                  N/A                 CUSIP:   Y1503W102

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Directors of         ISSUER            YES             FOR                  FOR

the Company for the year 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3.: Approve the Audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements of the Company for the year 2009

PROPOSAL #4.: Approve the profit distribution                     ISSUER            YES             FOR                  FOR

proposal for the year 2009

PROPOSAL #5.: Appointment of KPMG Huazhen as the PRC         ISSUER            YES             FOR                  FOR

Auditors of the Company for the year 2010 and KPMG as

 the international Auditors of the Company of the

year 2010 and authorize the Board to determine their

remuneration

PROPOSAL #6.: Approve the 2010 annual cap of the                ISSUER            YES             FOR                  FOR

continuing connected transactions entered into

between the Company and CSAHC and its controlled

PROPOSAL #7.: Approve the extension of Airline                   ISSUER            YES             FOR                  FOR

Service agreement entered into between the Company

and TravelSky Technology Limited for 1 year

PROPOSAL #8.: Approve the proposal in relation to the        ISSUER            YES             FOR                  FOR

 extension of the term of the fifth session of the

Board until the sixth session of the Board is elected

 in the general meeting of the Company

PROPOSAL #9.: Approve the proposal in relation to the        ISSUER            YES             FOR                  FOR

 extension of the term of the fifth session of the

Supervisory Committee until the sixth session of the

Supervisory Committee is elected in the general

meeting of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA STEEL CORP

  TICKER:                  N/A                 CUSIP:   Y15041109

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business report                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Ratify the 2009 business reports and          ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Ratify the 2009 profit distribution,          ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1.01 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, proposed stock dividend: 33

SHS/1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5.1: Election of Ministry of Economic              ISSUER            YES             FOR                  FOR

Affairs R.O.C./ Chang, Chia Juch, ID/shareholder No.

Y00001 as a Director

PROPOSAL #B.5.2: Election of Ministry of Economic              ISSUER            YES             FOR                  FOR

Affairs R.O.C. / Chen, Chao Yih, ID/shareholder No.

Y00001 as a Director

PROPOSAL #B.5.3: Election of Ministry of Economic              ISSUER            YES             FOR                  FOR

Affairs R.O.C./ Fang, Liang Tung, ID/shareholder No.

Y00001 as a Director

PROPOSAL #B.5.4: Election of Chiun Yu Investment                ISSUER            YES             FOR                  FOR

Corporation/ Tsou, Jo Chi, ID/shareholder No. V01357

as a Director

PROPOSAL #B.5.5: Election of Ever Wealthy                            ISSUER            YES             FOR                  FOR

International Corporation/ Chung, Lo Min,

ID/shareholder No. V02376 as a Director

PROPOSAL #B.5.6: Election of Hung Kao Investment                ISSUER            YES             FOR                  FOR

Corporation / Weng, Cheng I, ID/shareholder No.

V05147 as a Director

PROPOSAL #B.5.7: Election of China Steel Labor Union/        ISSUER            YES             FOR                  FOR

 Wu, Shun Tsai, ID/shareholder No. X00012 as a

PROPOSAL #B.5.8: Election of Gau Ruei Investment                ISSUER            YES             FOR                  FOR

Corporation/ Ou, Chao Hua, ID/shareholder No. V01360

as a Director

PROPOSAL #B.5.9: Election of Li, Shen Yi,                            ISSUER            YES             FOR                  FOR

ID/shareholder No. R100955005 as an Independent

Director

PROPOSAL #B5.10: Election of Chang, Tsu En,                        ISSUER            YES             FOR                  FOR

ID/shareholder No. N103009187 as an Independent

Director

PROPOSAL #B5.11: Election of Liang Ting Peng                      ISSUER            YES             FOR                  FOR

S101063589  as an Independent Director

PROPOSAL #B5.12: Election of Teng, Ssu Tang,                       ISSUER            YES             FOR                  FOR

ID/shareholder No. M100725978 as a Supervisor

PROPOSAL #B5.13: Election of Cheng, I Lin,                          ISSUER            YES             FOR                  FOR

ID/shareholder No. E100285651 as a Supervisor

PROPOSAL #B5.14: Election of Bureau of Labor                       ISSUER            YES             FOR                  FOR

Insurance / Wang, Ju-Hsuan, ID/shareholder No. V01384

 as a Supervisor

PROPOSAL #B.6: Approve to release the Directors from         ISSUER            YES             FOR                  FOR

 non-competition duties

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TAIPING INSURANCE HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y1456Z151

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Property Sale            ISSUER            YES             FOR                  FOR

And Purchase Agreement dated 23 NOV 2009 entered into

 between [Taiping Life Insurance Company Limited]

[TPL], a subsidiary of the Company, and [Taiping Real

 Estate Shanghai Company Limited] [TPR] [as

specified, the Property Acquisition Framework

Agreement] and the transactions contemplated

thereunder and the implementation; and authorize the

Directors of the Company for and on behalf of the

Company to do all such acts and things, to sign and

execute all such documents, instruments and

agreements and to take all such steps as they may

consider necessary, appropriate, desirable or

expedient to give effect to or in connection with the

 transactions contemplated in this resolution and all

 other matters incidental thereto

PROPOSAL #2.: Approve and ratify the Sale And                     ISSUER            YES             FOR                  FOR

Purchase Agreement dated 23 NOV 2009 entered into

between TPL and [Taiping Investment Holdings Company

Limited] [as specified, the TPR Acquisition

Agreement] and the transactions contemplated

thereunder and the implementation thereof; the

advancement of the shareholders' loan by TPL for the

benefit of TPR as detailed in the circular of the

Company dated 3 DEC 2009 [as specified]; and

authorize the Directors of the Company for and on

behalf of the Company to do all such acts and things,

 to sign and execute all such documents, instruments

and agreements and to take all such steps as they may

 consider necessary, appropriate, desirable or

expedient to give effect to or in connection with the

 transactions contemplated in this resolution and all

 other matters incidental thereto

PROPOSAL #3.: Re-elect Mr. LEE Kong Wai Conway as an         ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TAIPING INSURANCE HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y1456Z151

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

financial statements, the report of the Directors and

 the Independent Auditor's report for the YE 31 DEC

PROPOSAL #2.a: Re-elect Mr. Lin Fan as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.b: Re-elect Mr. Song Shuguang as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.c: Re-elect Mr. Peng Wei as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.d: Re-elect Mr. Shen Koping Michael as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.e: Re-elect Mr. Che Shujian as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.f: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' fees

PROPOSAL #3: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditor and authorize the Board of Directors to

fix their Remuneration

PROPOSAL #4: Authorize the Directors to issue shares         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #6: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 issue shares by addition thereto the shares

repurchased by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TELECOM CORP LTD

  TICKER:                  N/A                 CUSIP:   Y1505D102

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the continuing connected                   ISSUER            YES             FOR                  FOR

transactions contemplated under the Engineering

Framework Agreement [as amended by its supplemental

agreements], together with the proposed annual cap;

and authorize any Director of the Company to do all

such further acts and things and execute such further

 documents and take all such steps which in their

opinion as may be necessary, desirable or expedient

to implement and/or give effect to the terms of such

continuing connected transactions

PROPOSAL #2.: Approve the continuing connected                   ISSUER            YES             FOR                  FOR

transactions contemplated under the Ancillary

Telecommunications Services Framework Agreement [as

amended by its supplemental agreements], together

with the proposed annual cap; and authorize any

Director of the Company to do all such further acts

and things and execute such further documents and

take all such steps which in their opinion as may be

necessary, desirable or expedient to implement and/or

 give effect to the terms of such continuing

PROPOSAL #3.: Approve the continuing connected                   ISSUER            YES             FOR                  FOR

transactions contemplated under the Strategic

Agreement and its Supplemental Agreement [as amended

by the 2009 Supplemental Agreement]; and authorize

any Director of the Company to do all such further

acts and things and execute such further documents

and take all such steps which in their opinion as may

 be necessary, desirable or expedient to implement

and/or give effect to the terms of such continuing

connected transactions

PROPOSAL #4.: Elect Mr. Miao Jianhua as a Supervisor         ISSUER            YES             FOR                  FOR

of the Company, effective from the date of this

resolution until the AGM of the Company for the year

2010 to be held in 2011; authorize any Director of

the Company to sign, on behalf of the Company, the

Supervisor's service contract with Mr. Miao Jianhua;

and authorize the Supervisory Committee of the

Company to determine Mr. Miao Jianhua's remuneration

PROPOSAL #S.5: Amend Article 13 of the Articles of            ISSUER            YES             FOR                  FOR

Association of the Company; and authorize any

Director of the Company to take all actions which in

his/her opinion is necessary or desirable to complete

 the procedures for the approval and/or registration

or filing of the aforementioned amendments to the

Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TELECOM CORP LTD

  TICKER:                  N/A                 CUSIP:   Y1505D102

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements of the Company, the report of the Board of

 Directors, the report of the Supervisory Committee

and the report of the international Auditor for the

YE 31 DEC 2009 be considered and approved, and the

Board of Directors  the Board  be authorized to

prepare the budget of the Company for year 2010

PROPOSAL #2: Approve the profit distribution proposal        ISSUER            YES             FOR                  FOR

 and the declaration and payment of a final dividend

for the year ended 31 December 2009

PROPOSAL #3: Reappointment of KPMG and KPMG Huazhen          ISSUER            YES             FOR                  FOR

as the international Auditor and domestic Auditor of

the Company respectively for the year ending 31 DEC

2010 be considered and approved, and the Board be

authorized to fix the remuneration of the Auditors

PROPOSAL #S.4.1: Approve the issue of debentures by          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #S.4.2: Authorize the Board to issue                     ISSUER            YES             FOR                  FOR

debentures and determine the specific terms,

conditions and other matters of the debentures

PROPOSAL #S.5.1: Approve the issue of company bonds          ISSUER            YES             FOR                  FOR

in the People's Republic of China

PROPOSAL #S.5.2: Authorize the Board to issue company        ISSUER            YES             FOR                  FOR

 bonds and determine the specific terms, conditions

and other matters of the company bonds in the

People's Republic of China

PROPOSAL #S.6: Grant a general mandate to the Board          ISSUER            YES             FOR                  FOR

to issue, allot and deal with additional shares in

the Company not exceeding 20% of each of the existing

 domestic Shares and H Shares  as the case may be in

issue

PROPOSAL #S.7: Authorize the Board to increase the            ISSUER            YES             FOR                  FOR

registered capital of the Company and to amend the

Articles of Association of the Company to reflect

such increase in the registered capital of the

Company and amend the Article of the Association of

the Company to reflect such increase in the

registered capital of the Company under the general

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TRAVEL INTERNATIONAL INVESTMENT HONG KONG LT

  TICKER:                  N/A                 CUSIP:   Y1507D100

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, the agreement [the         ISSUER            YES             FOR                  FOR

Agreement] entered into between the Company and China

 Travel Service [Hong Kong] Limited [collectively,

the Vendors], China Travel Service [Holdings] Hong

Kong Limited and Fame Harvest [Hong Kong] Limited

[Fame Harvest] on 22 JUN 2009, pursuant to which,

among others, the Vendors have conditionally agreed

to sell to Fame Harvest the entire shareholding in

the registered capital of China Travel International

Ltd. and the 25% shareholding in the registered

capital of China Travel International [Hangzhou]

Ltd., [as specified], the terms thereof, the

execution and delivery thereof by the Company and the

 performance and implementation of the transactions

contemplated thereunder

PROPOSAL #2.: Approve and ratify, the supplemental            ISSUER            YES             FOR                  FOR

agreement [the Supplemental Agreement] entered into

between the Company and China National Travel Service

 [HK] Group Corporation on 22 JUN 2009, [as

specified], the terms thereof, the execution and

delivery thereof by the Company and the performance

and implementation of the continuing connected

transactions contemplated thereunder and the

respective annual cap amounts be and are hereby

PROPOSAL #3.: Authorize any 1 Director of the                     ISSUER            YES             FOR                  FOR

Company, for and on behalf of the Company to do all

acts and things and to approve, execute and deliver

all notices, documents, instruments or agreements as

may be necessary, desirable or expedient to carry out

 or to give effect to any or all transactions

contemplated under the Agreement and the Supplemental

 Agreement and to agree to such variations,

amendments or waivers thereof as are, in the opinion

of such Director, in the interests of the Company, if

 the use of common seal is required under the

Agreement and the Supplemental Agreement, any 2

Directors of the Company are authorized to sign and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TRAVEL INTERNATIONAL INVESTMENT HONG KONG LT

  TICKER:                  N/A                 CUSIP:   Y1507D100

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the agreement [the          ISSUER            YES             FOR                  FOR

Agreement] entered into between Dean Glory

Development Limited [Dean Glory] as vendor and the

Company as purchaser on 18 NOV 2009, pursuant to

which, among others, Dean Glory has conditionally

agreed to sell to the Company (i) the entire issued

share capital of Trump Return Limited; and (ii) the

entire shareholder's loan and other indebtedness owed

 by Trump Return Limited to Dean Glory as at

completion [as specified], the terms thereof, the

execution and delivery thereof by the Company and the

 performance and implementation of the transactions

contemplated thereunder

PROPOSAL #2.: Approve and ratify the performance and         ISSUER            YES             FOR                  FOR

implementation of the general administration service

[the Travel Permit Administration] provided in Hong

Kong for the application of tourist visas and travel

permits for entry into the PRC pursuant to the Agency

 Agreement dated 15 MAY 2001 entered into between

China Travel Service [Hong Kong] Limited and China

Travel Service [Holdings] Hong Kong Limited and the

respective annual cap amounts as specified in the

Company's circular dated 03 DEC 2009 [the Circular]

[as specified]

PROPOSAL #3.: Authorize any one Director of the                 ISSUER            YES             FOR                  FOR

Company for and on behalf of the Company to do all

acts and things and to approve, execute and deliver

all notices, documents, instruments or agreements as

may be necessary, desirable or expedient to carry out

 or to give effect to any or all transactions

contemplated under the Agreement and the Travel

Permit Administration and to agree to such

variations, amendments or waivers thereof as are, in

the opinion of such Director, in the interests of the

 Company, if the use of common seal is required under

 the Agreement and the Travel Permit Administration,

authorize any two Directors of the Company to sign

and use the common seal

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA TRAVEL INTERNATIONAL INVESTMENT HONG KONG LT

  TICKER:                  N/A                 CUSIP:   Y1507D100

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the Audited                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and Auditors for the YE 31 DEC 2009

PROPOSAL #2.a: Re-election of Lo Sui On as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.b: Re-election of Fang Xiaorong as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.c: Re-election of Wong Man Kong, Peter as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #2.d: Re-election of Chan Wing Kee as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.e: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors fees

PROPOSAL #3: Re-appointment of Ernst & Young as the          ISSUER            YES             FOR                  FOR

Auditors of the Company and to authorize the Board of

 Directors to fix their remuneration

PROPOSAL #4: Grant discharge the general mandate to          ISSUER            YES             FOR                  FOR

the Directors to repurchase shares of the Company

PROPOSAL #5: Grant discharge the general mandate to          ISSUER            YES             FOR                  FOR

the Directors to allot and issue new shares in the

Company

PROPOSAL #6: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 allot and issue new shares by adding the shares

repurchased by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA UNICOM (HONG KONG) LTD

  TICKER:                  N/A                 CUSIP:   Y1519S111

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the terms of the Draft                     ISSUER            YES             FOR                  FOR

Agreement [the Share Repurchase Agreement, a copy of

which has been produced to this Meeting marked A and

signed by the Chairman of this Meeting for

identification purposes], proposed to be entered into

 between the Company and SK Telecom Co., Ltd. [SKT]

pursuant to which SKT will sell, and the Company will

 purchase, 899,745,075 fully paid-up shares of HKD

0.10 each in the capital of the Company [the

Repurchase Shares] on the terms set out in the Share

Repurchase Agreement for a total consideration of HKD

 9,991,669,057.87, being HKD 11.105 for each

Repurchase Share, to be satisfied on completion in

cash [the Share Repurchase]; authorize any Director

to execute the Share Repurchase Agreement on behalf

of the Company; authorize the Directors, acting

together, individually or by Committee to execute all

 such documents and/or do all such acts on behalf of

the Company as they may consider necessary, desirable

 or expedient to give effect to the Share Repurchase

and the Share Repurchase Agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA UNICOM HONG KONG LTD

  TICKER:                  N/A                 CUSIP:   Y1519S111

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and of the Independent

Auditor for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a.1: Re-elect Mr. Zuo Xunsheng as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.a.2: Re-elect Mr. Tong Jilu as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.3: Re-elect Mr. Cheung Wing Lam Linus          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.b: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix remuneration of the Directors for the year ending

 31 DEC 2010

PROPOSAL #4: Re-appoint Messrs.                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditor, and authorize

the Board of Directors to fix their remuneration for

the year ending 31 DEC 2010

PROPOSAL #5: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares in the Company not exceeding 10% of the

aggregate nominal amount of the existing issued share

 capital

PROPOSAL #6: Authorize the Directors to issue, allot         ISSUER            YES             FOR                  FOR

and deal with additional shares in the Company not

exceeding 20% of the aggregate nominal amount of the

existing issued share capital

PROPOSAL #7: Authorize the Directors to issue, allot         ISSUER            YES             FOR                  FOR

and deal with shares by the number of shares

repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA VANKE CO LTD

  TICKER:                  N/A                 CUSIP:   Y77421108

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's eligibility for          ISSUER            YES             FOR                  FOR

an additional A-share public offering

PROPOSAL #2.: Approve the Scheme of the Company's              ISSUER            YES             FOR                  FOR

additional A-share public offering

PROPOSAL #3.: Authorize the Board to handle matters          ISSUER            YES             FOR                  FOR

in relation to the additional A-share public offering

PROPOSAL #4.: Approve the feasibility report on the          ISSUER            YES             FOR                  FOR

use of funds to be raised from the Company's

additional A-share public offering

PROPOSAL #5.: Approve the statement on the use of              ISSUER            YES             FOR                  FOR

previously raised funds

PROPOSAL #6.: Approve the establishment of the Audit         ISSUER            YES             FOR                  FOR

Firm Appointment System

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA VANKE CO LTD

  TICKER:                  N/A                 CUSIP:   Y77421108

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Independent Directors

PROPOSAL #3: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #4: Approve the 2009 annual report and                 ISSUER            YES             FOR                  FOR

audited financial report

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan as follows: cash dividend/10 shares (tax

included): CNY 0.7000; bonus issue from profit

(share/10 shares): none; and bonus issue from capital

 reserve (share/10 shares): none

PROPOSAL #6: Appointment of the 2010 Audit Firm                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect the Supervisors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #9: Approve the statement on the use of                ISSUER            YES             FOR                  FOR

previously raised funds

PROPOSAL #10: Approve the work report on involvement         ISSUER            YES             FOR                  FOR

in Sichuan reconstruction after the disaster

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA YURUN FOOD GROUP LTD

  TICKER:                  N/A                 CUSIP:   G21159101

  MEETING DATE:      2/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Elect Mr. Yu Zhangli as an Executive          ISSUER            YES         AGAINST           AGAINST

Director for a fixed term of 3 years and

PROPOSAL #1.B: Elect Mr. Wang Kaitian as a Non-                  ISSUER            YES             FOR                  FOR

Executive Director for a fixed term of 3

PROPOSAL #1.C: Elect Mr. Li Chenghua as a Non-                    ISSUER            YES             FOR                  FOR

Executive Director for a fixed term of 3 years

PROPOSAL #1.D: Elect Mr. Qiao Jun as an Independent          ISSUER            YES             FOR                  FOR

Non-Executive Director for a fixed term

PROPOSAL #1.E: Elect Mr. Chen Jianguo as an                        ISSUER            YES             FOR                  FOR

Independent Non-Executive Director for a fixed

PROPOSAL #1.F: Approve to revise the maximum number          ISSUER            YES             FOR                  FOR

of Directors of the Company from 15 to 11

PROPOSAL #S.2.A: Amend the existing Bye-law 86(1) and        ISSUER            YES             FOR                  FOR

 86(6) of the Bye-laws of the Company, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA YURUN FOOD GROUP LTD

  TICKER:                  N/A                 CUSIP:   G21159101

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Auditors of the

 Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the final dividend of HKD 0.150         ISSUER            YES             FOR                  FOR

per share in respect of the YE 31 DEC 2009

PROPOSAL #3: Re-elect Mr. Zhu Yiliang as an Executive        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #4: Re-elect Mr. Ge Yuqi as an Executive              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-elect Mr. Yu Zhangli as an Executive         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #6: Re-elect Mr. Jiao Shuge (alias Jiao                ISSUER            YES             FOR                  FOR

Zhen) as a Non-Executive Director

PROPOSAL #7: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the Director's remuneration

PROPOSAL #8: Re-appoint KPMG as auditors and                       ISSUER            YES             FOR                  FOR

authorize the Board of Directors to fix their

PROPOSAL #9: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

repurchase the shares of the Company not exceeding

10% of the aggregate nominal amount of the issued

share capital of the Company at the date of passing

of this resolution

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

allot, issue and deal with un-issued shares in the

capital of the Company not exceeding 20% of the

aggregate nominal amount of the issued share capital

of the Company at the date of passing of this

resolution

PROPOSAL #11: Approve to extend the general mandate          ISSUER            YES             FOR                  FOR

granted to the Board of Directors to allot, issue and

 deal with un-issued shares in the capital of the

Company by the number of shares repurchased by the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINA ZHONGWANG HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G215AT102

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements and the reports of

the Directors and the independent Auditor for the YE

31 DEC 2009

PROPOSAL #2.i: Declare a final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #2.ii: Declare a final special dividend                ISSUER            YES             FOR                  FOR

PROPOSAL #3.i.a: Re-elect Mr. Liu Zhongtian as an              ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.i.b: Re-elect Mr. Lu Changqing as an                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.i.c: Re-elect Mr. Chen Yan as an                       ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #3.ii: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditor of the Company and authorize the Board to

 fix their remuneration

PROPOSAL #5.A: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with the shares in accordance with

Ordinary Resolution 5 A  as specified

PROPOSAL #5.B: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

the shares in accordance with Ordinary Resolution 5 B

  as specified

PROPOSAL #5.C: Approve, conditional upon passing of          ISSUER            YES             FOR                  FOR

Ordinary Resolution 5 A  and 5 B , to extend the

general mandate granted to the Directors to allot,

issue and deal with additional shares by the number

of shares repurchased in accordance with Ordinary

Resolution 5 C  as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINATRUST FINANCIAL HOLDINGS COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y15093100

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of issuance securities via         ISSUER             NO              N/A                  N/A

private placement

PROPOSAL #A.4: The same person or the same affiliate         ISSUER             NO              N/A                  N/A

who intends to process more than the designated rate

of total voting shares of the same FHC report

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.64 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.4: Approve the issuance of new shares,            ISSUER            YES             FOR                  FOR

proposed stock dividend: 39 for 1,000 shares held,

proposed bonus issue: 25 for 1,000 shares held

PROPOSAL #B.5: Approve the capital injection by                 ISSUER            YES             FOR                  FOR

issuing new shares via private placement or public

underlying

PROPOSAL #B.6: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINESE ESTATES HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G2108M218

  MEETING DATE:      10/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that: a) the sale and purchase         ISSUER            YES             FOR                  FOR

agreement dated 02 SEP 2009 and entered into between

China Entertainment and Land Investment Company,

Limited, Chinese Estates, Limited [Chinese Estates],

Wisdom Hero Limited [the Purchaser] and Mr. Joseph

Lau, Luen-hung [Mr. Lau] relating to the entire

issued share capital of and loans due by Action Basic

 Limited [Action Basic Agreement] [a copy of which

has been produced to the Meeting marked A and signed

by the Chairman of the Meeting for the purpose of

identification] and all the transactions contemplated

 thereby; b) the sale and purchase agreement dated 02

 SEP 2009 and entered into between Global Stage

Limited, Chinese Estates, the Purchaser and Mr. Lau

relating to certain notes and reserve capital

instruments [Global Stage Agreement] [a copy of which

 has been produced to the Meeting marked B and signed

 by the Chairman of the Meeting for the purpose of

identification] and all the transactions contemplated

 thereby; c) the sale and purchase agreement dated 02

 SEP 2009 and entered into between Chinese Estates,

the Purchaser and Mr. Lau relating to the entire

issued share capital of and loans due by Everbright

Pacific Ltd. and Oriental Kingdom Limited [Oriental

Kingdom Agreement] [a copy of which has been produced

 to the Meeting marked C and signed by the Chairman

of the Meeting for the purpose of identification] and

 all the transactions contemplated thereby; d) the

sale and purchase agreement dated 02 SEP 2009 and

entered into between Super Series Limited, Chinese

Estates, the Purchaser and Mr. Lau relating to the

entire and issued share capital of and loans due by

Fame Winner Limited [Fame Winner Agreement] [a copy

of which has been produced to the Meeting marked D

and signed by the Chairman of the Meeting for the

purpose of identification] and all the transactions

contemplated thereby; e) the sale and purchase

agreement dated 02 SEP 2009 and entered into between

Chinese Estates, the Purchaser and Mr. Lau relating

to the entire issued share capital of and loan due by

 Stars Up Limited [Stars Up Agreement] [a copy of

which has been produced to the Meeting marked E and

signed by the Chairman of the Meeting for the purpose

 of identification] and all the transactions

contemplated thereby; f) the sale and purchase

agreement dated 02 SEP 2009 and entered into between

Rich Lucky Limited, Chinese Estates, the Purchaser

and Mr. Lau relating to the entire and issued share

capital of Union Nice Limited and loans due by Union

Nice Limited and Chinese Estates [Eaton Square]

Limited [Union Nice Agreement] [a copy of which has

been produced to the Meeting marked F and signed by

the Chairman of the Meeting for the purpose of

identification] and all the transactions contemplated

 thereby; g) the sale and purchase agreement dated 02

 SEP 2009 and entered into between Chinese Estates

and Mr. Lau relating to the entire issued share

capital of and loan due by Great Will Limited [Great

Will Agreement] [a copy of which has been produced to

 the Meeting marked G and signed by the Chairman of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHINESE ESTATES HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G2108M218

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements, Director's report and Auditor's

 report for the YE 31 DEC 2009

PROPOSAL #2: Approve the payment of final dividend            ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #3.i: Re-elect Ms. Amy Lau, Yuk-wai as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.ii: Re-elect Mr. Chan, Kwok-wai as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iii: Authorize the Directors to fix the          ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Directors to fix the remuneration of the Auditors

PROPOSAL #5: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #6: Authorize the Directors to issue, allot         ISSUER            YES             FOR                  FOR

and deal with shares of the Company

PROPOSAL #7: Approve, conditional upon passing of              ISSUER            YES             FOR                  FOR

Resolutions 5 and 6, to extend the general mandate

given to the Directors to issue, allot and deal with

shares not exceeding the aggregate number of shares

repurchased pursuant to the general mandate granted

under Resolution 5

PROPOSAL #S.8: Approve the amendments to the Bye-Laws        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHIYODA CORPORATION

  TICKER:                  N/A                 CUSIP:   J06237101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHOCOLADEFABRIKEN LINDT & SPRUENGLI AG, KILCHBERG

  TICKER:                  N/A                 CUSIP:   H49983176

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the                       ISSUER            YES             FOR                  FOR

financial statements of Chocoladefabriken Lindt &

Sprungli AG and the Group consolidated financial

statements for the business year 2009

PROPOSAL #2.: Grant discharge, from liability, to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors for their

activities during the business year 2009

PROPOSAL #3.: Approve that the available net earnings        ISSUER            YES             FOR                  FOR

 in the amount of CHF 185,133,470 be distributed in

the specified manner

PROPOSAL #4.1.1: Election of Dr. Kurt Widmer to the          ISSUER            YES         AGAINST           AGAINST

Board of Directors, for a term of 3 years

PROPOSAL #4.1.2: Election of Dr. Rudolf K. Sprungli          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors, for a term of 3 years

PROPOSAL #4.2: Approve the retention of the current          ISSUER            YES             FOR                  FOR

Auditor of Chocoladefabriken Lindt & Sprungli AG,

PricewaterhouseCoopers AG, Zurich, for a further year

PROPOSAL #5.1: Approve, in order to continue the                ISSUER            YES         AGAINST           AGAINST

Employee Stock Option Plan, implemented in 1999, the

increase of the Company's conditional participation

capital of a maximum of 150,000 bearer participation

certificates (Employee Participation Certificates)

with a par value of CHF 10, to a total of Fr.

6,769,270, as well as the amendment of the related

Article 4bis Abs. 1 of the Articles of Association

PROPOSAL #5.2: Amend Article 3 Paragraphs 9 and 10,          ISSUER            YES             FOR                  FOR

Article 4 Paragraph 3 (new Paragraph), Article 12

Paragraphs 3 and 4 as well as Article 16 Paragraph 1

of the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHOCOLADEFABRIKEN LINDT & SPRUENGLI AG, KILCHBERG

  TICKER:                  N/A                 CUSIP:   H49983184

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the Annual Report, the                ISSUER             NO              N/A                  N/A

Financial Statements of Chocoladefabriken Lindt & Spr

 ngli AG and the Group Consolidated Financial

Statements for the Business Year 2009

PROPOSAL #2.: The Board of Directors proposes                     ISSUER             NO              N/A                  N/A

discharge from liability of the Members of the Board

of Directors for their activities during the business

 year 2009

PROPOSAL #3.: Distribution of Net Earnings; the Board        ISSUER             NO              N/A                  N/A

 of Directors proposes that available net earnings in

 the amount of CHF 185,133,470 be distributed as

specified

PROPOSAL #4.1.1: The re-election of Dr. Kurt Widmer          ISSUER             NO              N/A                  N/A

as a Board of Directors, for terms of three years

PROPOSAL #4.1.2: The re-election of Dr. Rudolf K.              ISSUER             NO              N/A                  N/A

Sprungli as a Board of Directors, for terms of three

years

PROPOSAL #4.2: The Board of Directors proposes the            ISSUER             NO              N/A                  N/A

retention of the current auditor of Chocoladefabriken

 Lindt & Sprungli AG, PricewaterhouseCoopers AG,

Zurich, for a further year

PROPOSAL #5.1: Increase of the conditional                          ISSUER             NO              N/A                  N/A

participation capital to a maximum of 150,000 The

bearer participation certificates to a total of Fr.

6,769,270 and the related amendment of Articles of

Association

PROPOSAL #5.2: The Board of Directors proposes the            ISSUER             NO              N/A                  N/A

amendment of Article 3 Pargraph 9 and Pargraph 10,

Article 4 Pargraph 3 (new Paragraph), Article 12

Pargraph 3 and par 4 as well as Article 16 Pargraph 1

 of the Articles of Association (amendments are

highlighted)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHONG QING CHANGAN AUTOMOBILE CO LTD

  TICKER:                  N/A                 CUSIP:   Y1583S104

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the increase of the expected            ISSUER            YES         AGAINST           AGAINST

amount of continuing connected transactions of 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHONG QING CHANGAN AUTOMOBILE CO LTD

  TICKER:                  N/A                 CUSIP:   Y1583S104

  MEETING DATE:      3/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's eligibility for            ISSUER            YES             FOR                  FOR

additional public A-share offering

PROPOSAL #2: Approve the scheme for the Company's              ISSUER            YES             FOR                  FOR

additional public A-share offering in 2010

PROPOSAL #3: Approve the feasibility report on                   ISSUER            YES             FOR                  FOR

investment projects financed by funds to be raised

from the Company's additional public A-share offering

 in 2010

PROPOSAL #4: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #5: Approve a project                                                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to change the Directors                       ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve to change the Supervisors                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHONG QING CHANGAN AUTOMOBILE CO LTD

  TICKER:                  N/A                 CUSIP:   Y1583S104

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan as follows:1) cash dividend/10 shares [tax

included] CNY 0.6500 2) bonus issue from profit

[share/10 shares]: none 3) bonus issue from capital

reserve [shares/10 shares]: none

PROPOSAL #6: Approve the permission of a Company and         ISSUER            YES             FOR                  FOR

other Company's to use the Company's trademark

PROPOSAL #7: Approve the estimated 2010 continuing            ISSUER            YES             FOR                  FOR

connected transactions

PROPOSAL #8: Appointment of 2010 audit firm                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Chairman of the Board to          ISSUER            YES         AGAINST           AGAINST

handle matters in relation to financing business

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHRISTIAN DIOR SA

  TICKER:                  N/A                 CUSIP:   F26334106

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the regulated Agreements                 ISSUER            YES             FOR                  FOR

pursuant to Article L. 225-38 of the Commercial Code

PROPOSAL #O.4: Approve the recommendations of the              ISSUER            YES             FOR                  FOR

Board of Directors and resolves that the

distributable income for the FY be appropriated as

follows: net income: EUR 342,583,800.31 prior

retained earnings: EUR 51,363,830.42 distributable

income: EUR 393,947,630.73 dividends: EUR

301,666,899.68 the balance to the retained earnings:

EUR 92,280,731.05; the shareholders will receive a

net dividend of EUR 1.66 per share, and will entitle

to the 40% deduction provided by the French General

Tax Code; this dividend will be paid on 25 MAY 2010;

in the event that the Company holds some of its own

shares on such date, the amount of the unpaid

dividend on such shares shall be allocated to the

retained earnings account; as required by law, it is

reminded that, for the last three financial years,

the dividends paid, were as follows: EUR 1.61 for FY

2008 EUR 1.61 for FY 2007 EUR 1.41 for FY 2006

PROPOSAL #O.5: Approve to renew Mr. Renaud Donnedieu         ISSUER            YES             FOR                  FOR

de Vabres' term as a Board Member

PROPOSAL #O.6: Approve to renew Mr. Eric Guerlain's          ISSUER            YES         AGAINST           AGAINST

term as a Board Member

PROPOSAL #O.7: Approve to renew Mr. Christian de                ISSUER            YES         AGAINST           AGAINST

Labriffe's term as a Board Member

PROPOSAL #O.8: Appointment of Mrs. Segolene Gallienne        ISSUER            YES         AGAINST           AGAINST

 as a Board Member

PROPOSAL #O.9: Grant authority to operate on the                ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #E.10: Grant authority to reduce the share          ISSUER            YES             FOR                  FOR

capital by cancellation of treasury shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHUBU ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J06510101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Shareholders' Proposals: Approve                   ISSUER            YES         AGAINST               FOR

Appropriation of Retained Earnings

PROPOSAL #5.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Remove Pluthermal Nuclear Power Generation from

Business Lines

PROPOSAL #6.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Close Safely the Hamaoka Nuclear Power Plants

(Unit 3 to 5) Located at the Epicenter of the

Expected Tokai Earthquake

PROPOSAL #7.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Develop Small Scale Distributed Power Plant

Utilizing Natural Energy

PROPOSAL #8.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Freeze Centralization of Large Scale Power Plant

for Enhancement of Stable Energy Supply

PROPOSAL #9.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Enhance Disclosure of Information

PROPOSAL #10.: Shareholders' Proposals: Amend                     ISSUER            YES         AGAINST               FOR

Articles to Withdraw from Development Corporation of

the Monju Fast Breeder Reactor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHUGAI PHARMACEUTICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J06930101

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHUNGHWA PICTURE TUBES LTD

  TICKER:                  N/A                 CUSIP:   Y1612U104

  MEETING DATE:      12/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the status of the new shares        ISSUER             NO              N/A                  N/A

 issuance via private placement

PROPOSAL #B.1: Approve to revise the Articles of                ISSUER            YES         ABSTAIN           AGAINST

Incorporation

PROPOSAL #B.2: Approve the option of the new shares          ISSUER            YES         ABSTAIN           AGAINST

issuance via private placement

PROPOSAL #B31.1: Elect Ping Chu, ID No: C100071922 as        ISSUER            YES         ABSTAIN           AGAINST

 an Independent Director

PROPOSAL #B31.2: Elect Te-Cheng Tu, ID No: A110391091        ISSUER            YES         ABSTAIN           AGAINST

 as an Independent Director

PROPOSAL #B32.1: Elect Ching-Chang-Wen, ID No:                   ISSUER            YES         ABSTAIN           AGAINST

D100813092 as a Director

PROPOSAL #B32.2: Elect Compal Electronics, Inc,                 ISSUER            YES         ABSTAIN           AGAINST

Shareholder No: 765732 as a Director

PROPOSAL #B.4: Approve to release the prohibition on         ISSUER            YES         ABSTAIN           AGAINST

the Directors from participation in competitive

business

PROPOSAL #B.5: Extraordinary motions                                     ISSUER            YES         ABSTAIN               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHUNGHWA PICTURE TUBES LTD

  TICKER:                  N/A                 CUSIP:   Y1612U104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The status of new shares issuance via         ISSUER             NO              N/A                  N/A

private placement

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES         ABSTAIN           AGAINST

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES         ABSTAIN           AGAINST

offsetting deficit of year 2009

PROPOSAL #B.3: Approve the proposal of capital                   ISSUER            YES         ABSTAIN           AGAINST

reduction to offset deficit

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES         ABSTAIN           AGAINST

of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES         ABSTAIN           AGAINST

 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES         ABSTAIN           AGAINST

 of endorsement and guarantee

PROPOSAL #B.7: Approve the proposal of long-term                ISSUER            YES         ABSTAIN           AGAINST

capital injection

PROPOSAL #B.8: Approve the issuance of securities via        ISSUER            YES         ABSTAIN           AGAINST

 private placement

PROPOSAL #B911: Election of Wei-Shan Lin as a Director      ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #B912: Election of Jui-Tsung Chen as a                 ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #B913: Election of Ching-Chang Wen as a                ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #B914: Election of Ping Chu as a Director             ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #B915: Election of Te-Cheng Tu as a Director        ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #B916: Election of Cheng-Ju Fan as a Director      ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #B917: Election of Chien-Chung Yuan as a              ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #B918: Election of Chao Chien-Ho as a                   ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #B919: Election of Yuh-Yuan Tsai as a                   ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #B921: Election of Chang-Chieh Yang as a              ISSUER            YES         ABSTAIN           AGAINST

Supervisor

PROPOSAL #B922: Election of Long-Chieh Wang as a                ISSUER            YES         ABSTAIN           AGAINST

Supervisor

PROPOSAL #B923: Election of Tong- Fa Chi as a                     ISSUER            YES         ABSTAIN           AGAINST

Supervisor

PROPOSAL #B924: Election of Chiu-Jui Wei as a                     ISSUER            YES         ABSTAIN           AGAINST

Supervisor

PROPOSAL #B.10: Approve the proposal to release the          ISSUER            YES         ABSTAIN           AGAINST

prohibition on Directors from participation in

competitive business

PROPOSAL #B.11: Other issues and extraordinary motions      ISSUER            YES         ABSTAIN               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHUNGHWA TELECOM CO. LTD.

  TICKER:                  CHT                 CUSIP:   17133Q106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: RATIFICATION OF 2009 BUSINESS REPORT            ISSUER            YES             FOR               AGAINST

AND FINANCIAL STATEMENTS.

PROPOSAL #02: RATIFICATION OF THE PROPOSAL FOR THE            ISSUER            YES             FOR               AGAINST

DISTRIBUTION OF 2009 EARNINGS.

PROPOSAL #03: REVISION OF THE ARTICLES OF                            ISSUER            YES             FOR               AGAINST

INCORPORATION.

PROPOSAL #04: CAPITAL MANAGEMENT PLAN. THE PROPOSED          ISSUER            YES             FOR               AGAINST

PLAN IS TO CONDUCT A 20% CAPITAL REDUCTION AND CASH

REPAYMENT IN ORDER TO IMPROVE THE COMPANY'S CAPITAL

STRUCTURE.

PROPOSAL #05: REVISION OF THE OPERATIONAL PROCEDURES         ISSUER            YES             FOR               AGAINST

FOR ENDORSEMENTS AND GUARANTEES.

PROPOSAL #6AA: ELECTION OF DIRECTOR: MR. SHYUE-CHING         ISSUER            YES             FOR               AGAINST

LU

PROPOSAL #6AB: ELECTION OF DIRECTOR: MR. SHAIO-TUNG          ISSUER            YES             FOR               AGAINST

CHANG

PROPOSAL #6AC: ELECTION OF DIRECTOR: MR. MU-SHUN LIN         ISSUER            YES             FOR               AGAINST

PROPOSAL #6AD: ELECTION OF DIRECTOR: MR. GUO-SHIN LEE        ISSUER            YES             FOR               AGAINST

PROPOSAL #6AE: ELECTION OF DIRECTOR: MS. JENNIFER              ISSUER            YES             FOR               AGAINST

YUH-JEN WU

PROPOSAL #6AF: ELECTION OF DIRECTOR: MR. SHIH-WEI PAN        ISSUER            YES             FOR               AGAINST

PROPOSAL #6AG: ELECTION OF DIRECTOR: MR. GORDON S.            ISSUER            YES             FOR               AGAINST

CHEN

PROPOSAL #6AH: ELECTION OF DIRECTOR: MR. YI-BING LIN         ISSUER            YES             FOR               AGAINST

PROPOSAL #6AI: ELECTION OF DIRECTOR: MR. SHEN-CHING          ISSUER            YES             FOR               AGAINST

CHEN

PROPOSAL #6AJ: ELECTION OF DIRECTOR: MR. SHIH-PENG            ISSUER            YES             FOR               AGAINST

TSAI

PROPOSAL #6AK: ELECTION OF INDEPENDENT DIRECTOR: MR.         ISSUER            YES             FOR               AGAINST

ZSE-HONG TSAI

PROPOSAL #6AL: ELECTION OF INDEPENDENT DIRECTOR: MR.         ISSUER            YES             FOR               AGAINST

C.Y. WANG

PROPOSAL #6AM: ELECTION OF INDEPENDENT DIRECTOR: MS.         ISSUER            YES             FOR               AGAINST

REBECCA CHUNG-FERN WU

PROPOSAL #6B: THE ELECTION OF THE COMPANY'S 6TH TERM         ISSUER            YES             FOR               AGAINST

SUPERVISORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CHUO MITSUI TRUST HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J0752J108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Eliminate Articles          ISSUER            YES             FOR                  FOR

Related to Class 2 Preferred Shares and Class 3

Preferred Shares and Class 2 and 3 Shareholders

Meetings

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA CERVECERIAS UNIDAS SA CERVEZAS

  TICKER:                  N/A                 CUSIP:   P24905104

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the account from the president           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the annual report, balance                 ISSUER            YES             FOR                  FOR

sheet, financial statements and report from the

outside Auditors the Company for the FYE on 31 DEC

PROPOSAL #3: Approve the distribution of the profit          ISSUER            YES             FOR                  FOR

from the 2009 FY and payment of dividends

PROPOSAL #4: Approve the exposition regarding the              ISSUER            YES             FOR                  FOR

dividend policy of the Company and information

regarding the procedures to be used in the

distribution of the same

PROPOSAL #5: Approve to determine the compensation of        ISSUER            YES             FOR                  FOR

 the Board of Directors for the 2010 FY

PROPOSAL #6: Approve the account of the activities            ISSUER            YES             FOR                  FOR

conducted by the Executive Committee during the 2009

PROPOSAL #7: Approve to determine the remuneration of        ISSUER            YES             FOR                  FOR

 the members of the Executive Committee and its

budget for the 2010 FY

PROPOSAL #8: Approve to determine the remuneration of        ISSUER            YES             FOR                  FOR

 the members of the Audit Committee and its budget

for the 2010 FY

PROPOSAL #9: Approve the designation of outside                 ISSUER            YES             FOR                  FOR

Auditors for the 2010 FY

PROPOSAL #10: Approve the account of the transactions        ISSUER            YES             FOR                  FOR

 that are referred to in Article 147 of Law number

18,046

PROPOSAL #11: Approve to deal with any other matter          ISSUER            YES         AGAINST           AGAINST

of corporate interest that is within the authority of

 this meeting, in accordance with the law and the

Corporate bylaws, including a to report the risk

classifying Companies hired for the 2010 FY, b)

expenses of the Board of Directors, c) cost of

sending information required by circular 1,494 of the

 superintendency of securities and insurance

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA DE CONCESSOES RODOVIARIAS

  TICKER:                  N/A                 CUSIP:   P1413U105

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to discuss and decide regarding         ISSUER            YES             FOR                  FOR

the proposal of the merger, by the Company, of its

subsidiary A  Ctua Servicos Campatilhados Ltda., from

 here onward Actua Servicos, in accordance with the

terms of the private instrument of protocol and

justification of merger of Actua Servicos

Compartilhados Ltda into Companhia De Concessoes

Rodoviarias, signed on 13 MAY 2010, by the Managers

of the Companies involved, from here onward the

protocol and justification

PROPOSAL #2: Ratify the appointment of the                          ISSUER            YES             FOR                  FOR

specialized company previously hired by the

Management of the Companies involved to proceed with

the evaluation of the net worth to be merged into the

PROPOSAL #3: Approve to examine and decide regarding         ISSUER            YES             FOR                  FOR

the valuation report prepared by t he specialized

Company

PROPOSAL #4: Approve the transaction of the merger of        ISSUER            YES             FOR                  FOR

 Actua Servicos Compartilhados Ltda. into the Company

PROPOSAL #5: Approve to discuss and decide regarding         ISSUER            YES             FOR                  FOR

the change of the address of the branch of the Company

PROPOSAL #6: Election of Mr. Mauro Martin Costa as an        ISSUER            YES             FOR                  FOR

 alternate Member of the Board of Directors of the

Company to replace Ms. Rosa Evang Elina Marcondes

Penido Dalla Vecchi A, elected to the Board of

Director'S of the Company at the AGM of shareholders

held on 28 APR 2010, because of her resignation from

said position

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA DE CONCESSOES RODOVIARIAS, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P1413U105

  MEETING DATE:      12/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Henrique Sutton De Sousa                ISSUER            YES             FOR                  FOR

Neves, as a full Member of the Board of Directors of

the Company, to replace Mr. Sergio Padovan, as a

result of the resignation of the latter from the

respective position

PROPOSAL #2.: Appoint Ms. Rosa Evangelina Marcondes          ISSUER            YES             FOR                  FOR

Penido Santanna, a Current Alternate Member for Ms.

Ana Maria Marcondes Penido Santanna, as an Alternate

member for Mr. Henrique Sutton De Sousa Neves, to

replace Mr. Thadeu Luciano Marcondes Penido Santanna,

 because of the latters resignation from the

respective position

PROPOSAL #3.: Elect Ms. Rita Torres, as an Alternate         ISSUER            YES             FOR                  FOR

Member for Ms. Ana Maria Marcondes Penido Santanna,

to occupy the position left vacant as a result of the

 change to the order of alternates described in Item

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA DE CONCESSOES RODOVIARIAS, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P1413U105

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to take knowledge of the                     ISSUER            YES             FOR                  FOR

Directors accounts, the Board of Directors report,

the Company's consolidated financial statements and

explanatory notes accompanied by the independent

Auditors report and the Finance Committee for the FYE

 31 DEC 2009

PROPOSAL #2: Approve to decide on the revision of the        ISSUER            YES             FOR                  FOR

 capital budget

PROPOSAL #3: Approve to decide on the distribution of        ISSUER            YES             FOR                  FOR

 profits from the FYE 31 DEC 2009

PROPOSAL #4: Approve the number of seats on the                 ISSUER            YES             FOR                  FOR

Company's Board of Directors for the next term of

office

PROPOSAL #5: Election of members of the Company's              ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #6: Approve on administrators remuneration           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Approve the setting up of the Finance            ISSUER            YES             FOR                  FOR

Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA DE TRANSMISSAO DE ENERGIA ELETRICA PAULISTA, S

  TICKER:                  N/A                 CUSIP:   P30576113

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To examine, discuss and vote upon the            ISSUER             NO              N/A                  N/A

Board of Directors annual report, the financial

statements and the Independent Auditors and the

Finance Committee report relating to FY ending 31 DEC

 2009

PROPOSAL #2: To decide on the allocation of the net          ISSUER             NO              N/A                  N/A

profits of the FY and on the distribution of dividends

PROPOSAL #3: Election of Principal and the Substitute        ISSUER            YES             FOR                  FOR

 Members of the Finance Committee

PROPOSAL #4: Election of Members of the Board o f              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #5: Approval of the proposal for the                     ISSUER             NO              N/A                  N/A

compensation of the Managers and the establishment of

 the annual, aggregate amount of the remuneration and

 other benefits of the Managers of the Company and

the Members of the Finance Committee for the 2010 FY,

 in accordance with the terms of Article 152 of Law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA SANEAMENTO BASICO DO ESTADO DE SAO PAULO SABES

  TICKER:                  N/A                 CUSIP:   P8228H104

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Elect the Member of the Board of                   ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #II.: Grant authority to carry out and                 ISSUER            YES             FOR                  FOR

setting of the conditions of the 3 issuances of

simple debentures of the Company, for private

placement, with collateral guarantee, not convertible

 into shares, for subscription by Banco Nacional De

Desenvolvimento Economico E Social Bndes Bndes and

Bndes Participacoes S.A. Bndespar, with the 3

issuances totaling BRL 826,110,000.00, with each 1 of

 the issuances having a value of BRL 275,370,000.00

up to 300 debentures will be issued at a face unit

PROPOSAL #III.: Approve to set the conditions that            ISSUER            YES             FOR                  FOR

apply to the first of the 3 debenture issuances under

 the terms of Item II above

PROPOSAL #IV.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide concerning the setting and potential future

amendments of the conditions that are dealt with in

Items VI to VIII of Article 59 of Law Number 6404.76,

 relating to the 3 debenture issuances, under the

terms of Item [II] above, as well as the time of the

issuances

PROPOSAL #V.: Authorize the Company to carry out any         ISSUER            YES             FOR                  FOR

and all acts, observing the legal and By-Laws

provisions, related to carrying out of the 3

debenture issuances, and especially entering into the

 contract for the promise of subscription of simple

debentures by private issuances, the contract for the

 fiduciary assignment of credit rights and other

coven ants and the issue indentures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA SOUZA CRUZ INDUSTRIA E COMERCIO CRUZ

  TICKER:                  N/A                 CUSIP:   P26663107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and Independent Auditors report

relating to FY ending 31 DEC 2009

PROPOSAL #2: Approve the allocation of net profit              ISSUER            YES             FOR                  FOR

from the FY, including within it the remuneration to

the shareholders in the form of a dividend, in the

amount of BRL 1,838278 per share; the dividend will

be adjusted according to the special settlement and

custodial system overnight interest rate, or selic,

in the period from 31 DEC 2009, to 31 MAR 2010,

inclusive, and must be paid on 01 APR 2010

PROPOSAL #3: Elect the members of the Board of                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Approve to set the global remuneration          ISSUER            YES         AGAINST           AGAINST

of the Board of Directors

PROPOSAL #5: Approve to install the Finance Committee        ISSUER            YES             FOR                  FOR

PROPOSAL #6: Elect the members of the Finance                     ISSUER            YES             FOR                  FOR

Committee and approve to set their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIA SOUZA CRUZ INDUSTRIA E COMERCIO CRUZ

  TICKER:                  N/A                 CUSIP:   P26663107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Amend the Article 25 of the Corporate          ISSUER            YES             FOR                  FOR

bylaws, for the purpose of making the functioning of

the finance committee permanent

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIELO S A

  TICKER:                  N/A                 CUSIP:   P2859E100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify once the capital budget is                 ISSUER            YES             FOR                  FOR

approved dividend and interest on shareholder equity

amounts distributed during the FY, to decide

regarding the increase of the share capital of the

Company, in the amount of BRL 24,620,463.15, without

the issuance of new shares, going from BRL

75,379,536.85 to BRL 100,000,000.00

PROPOSAL #2.: Amend Article 5 of the corporate By-             ISSUER            YES             FOR                  FOR

Laws of the Company, to state the new share capital

PROPOSAL #3.: Approve to decide regarding the                     ISSUER            YES             FOR                  FOR

proposal for the change of the term in office of the

members of the Board of Directors, with it going from

 the current term of one year to a term of two years,

 with reelection being allowed

PROPOSAL #4.: Approve to decide regarding the                     ISSUER            YES             FOR                  FOR

proposal for the change of the term in office of the

members of the executive committee, with it going fro

 m the current term of one year to a term of two

years, with reelection being allowed

PROPOSAL #5.: Amend of Article 13 of the corporate            ISSUER            YES         AGAINST           AGAINST

By-Laws, in regard to the term in office of the

members of the Board of Directors

PROPOSAL #6.: Amend of Article 18 o f the corporate          ISSUER            YES             FOR                  FOR

By-Laws , in regard t o the term in office of the

members of the executive committee and consolidation

of that document

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIELO S A

  TICKER:                  N/A                 CUSIP:   P2859E100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Receive the administrators accounts, to        ISSUER            YES             FOR                  FOR

 examine, discuss and vote on the administrations

report, the financial statements and the accounting

statements accompanied by the Independent Auditors

report, the Finance Committee report and Auditors

Committee report regarding the FYE on 31 DEC 2009

PROPOSAL #II.: Approve the capital budget, and ratify        ISSUER            YES             FOR                  FOR

 the early distributions of dividends

PROPOSAL #III.: Elect the Members of the Board of              ISSUER            YES             FOR                  FOR

Directors, under the terms of the applicable

legislation, cumulative voting can be adopted for

this item

PROPOSAL #IV.: Approve to set the global remuneration        ISSUER            YES         AGAINST           AGAINST

 of the Company Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIGNA CORPORATION

  TICKER:                  CI                   CUSIP:   125509109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID M. CORDANI         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ISAIAH HARRIS, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JANE E. HENNEY,          ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1D: ELECTION OF DIRECTOR: DONNA F. ZARCONE         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS CIGNA'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: APPROVAL OF THE AMENDED AND RESTATED            ISSUER            YES             FOR                  FOR

CIGNA LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: APPROVAL OF THE CIGNA CORPORATION                 ISSUER            YES             FOR                  FOR

DIRECTORS EQUITY PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIMB GROUP HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y1636J101

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

and the Company, subject to the passing of this

Resolution 2 and subject to the approvals being

obtained from the relevant regulatory authorities,

for the proposed SET Listing and all matters relating

 thereto as set out in the circular dated 14 APR 2010

 issued by the Company to its shareholders; on such

terms as the Company and the Directors shall

determine, to allot issue: i) up to 50 million new

CIMB shares in the event that the proposed bonus

issue [as defined below] is completed after the

launch of the initial public offering [IPO] [Scenario

 A]; or ii) up to 100 million new CIMB shares in the

event that the proposed bonus issue [as defined

below] is completed before the launch of the IPO

[Scenario B], [collectively referred to as the IPO

Shares], pursuant to the proposed SET listing, at

such issue price[s] to be determined at the Directors

 discretion and announced later; to allot and issue

up to 250,000 IPO Shares under scenario A or up to

500,000 IPO Shares under scenario B, to eligible

employees of the CIMB Thai Bank Public Company

Limited [formerly known as Bank Thai Public Company

Limited] and it subsidiaries at an issue price to be

determined at the Directors discretion and announced

at a later date; such issue price shall be at a

discount [to be determined by the Directors at their

discretion] to the price of the IPO shares offered to

 institutional and/or retail investors during the

IPO, but shall in no event be lower than the par

value of CIMB shares of RM 1.00 each; such IPO shares

 to be issued pursuant to the proposed SET listing

shall, upon allotment and issue, rank equally in all

respects with the existing CIMB shares, except for

any dividends, rights, benefits, entitlements and/or

other distributions, the entitlement date of which

precedes the date of allotment and issue of such IPO

shares pursuant to the proposed SET listing; to sign

and execute all documents, do all things and acts as

may be required to give effect to the aforesaid

proposed SET listing, to sign and execute all

documents, do all things and acts as may be required

to give effect to the aforesaid proposed SET Listing

with full powers to assent to any conditions

variations, modifications and/or amendments in any

manner as may be required by any relevant regulatory

authorities and to deal with all matters relating

thereto and to take all such steps and do all acts

and things in any manner as they deem necessary or

expedient to implement, finalize and give full effect

PROPOSAL #2: Approve, subject to the passing of                 ISSUER            YES             FOR                  FOR

Ordinary Resolution 3 and Special Resolution 1, to

increase the issued and paid-up share capital of the

Company by way of bonus issue of up to 3,582,387,823

new CIMB shares by capitalizing a sum of up to MYR

3,582,387,823 from the share premium account of the

Company and that the same be applied in making

payment in full at par for up to 3,582,387,823 bonus

shares in the share capital of the Company; such

bonus shares be allotted, distributed and credited as

 fully paid-up to the registered holders of the

Company whose names appear in the record of

depositors of the Company on the entitlement date, on

 the basis of one bonus share for every one existing

CIMB share held by such shareholders; such bonus

shares to be issued pursuant to the proposed bonus

issue shall, upon allotment and issue, rank equally

in all respects with the existing CIMB shares, except

 for any dividends, rights, benefits, entitlements

and/or other distributions, the entitlement date of

which precedes the date of allotment and issue of

such bonus shares under the proposed bonus issue;

authorize the Directors of the Company to sign all

documents, do all things and acts as may be required

to give effect to the aforesaid proposed bonus issue

with full powers to assent to any conditions

variations, modifications and/or amendments in any

manner as may be requires by any relevant regulatory

authorities and to deal with all matters relating

thereto and to take all such steps and do all acts

and things in any manner as they deem necessary or

expedient to implement, finalize and give full effect

PROPOSAL #3: Approve, subject to the passing of                 ISSUER            YES             FOR                  FOR

Ordinary Resolution 2 and Special Resolution 1, to

increase the authorized share capital of the Company

from MYR 5,000,000,000 comprising 5,000,000,000 CIMB

shares to MYR 10,000,000,000 comprising

10,000,000,000 CIMB shares by the creation of an

additional 5,000,000,000 new CIMB shares; authorize

the Directors of the Company to sign execute all

documents, do all things and acts as may be required

to give effect to the aforesaid proposed increase in

Authorized Share Capital with full powers to assent

to any conditions variations, modifications and/or

amendments in any manner as may be required by any

relevant regulatory authorities and to deal with all

matters relating thereto and to take all such steps

and do all acts and things in any manner as they deem

 necessary or expedient  to implement, finalize and

give full effect to the proposed increase in

PROPOSAL #S.1: Amend, subject to passing of Ordinary         ISSUER            YES             FOR                  FOR

Resolution 2 and Ordinary Resolution 3, Article V of

the Memorandum of Association of the Company as

specified: the present authorized share capital of

the Company is MYR 10,000,000,000 divided into

10,000,000,000 shares of MYR 1 each with power to

increase or reduce the capital to consolidate or

subdivide the shares into shares of larger or smaller

 amounts, and to issue all or any part of the

authorized or any additional capital as fully paid or

 partly paid shares, and with any special

preferential rights or privileges or subject to any

special terms or conditions, and either with or

without special designation, and also from time to

time vary, alter, modify, abrogate or deal with any

such rights, privileges, terms, conditions or

designations as may be permitted by the Companies

Act, 1985 [or any statutory modification or re-

enactment thereof for the time being in force] or

provided by the Articles of Association of the

Company for the time being; authorize the Directors

of the Company and the Secretary to sign and execute

all documents, do all things and acts as may be

required to give effect to the aforesaid proposed

Amendments to the Memorandum with full powers to

assent to any conditions variations, modifications

and/or amendments in any manner as may be required by

 any relevant regulatory authorities and to deal with

 all matters relating thereto and to take all such

steps and do all acts and things in any manner as

they deem necessary or expedient  to implement,

finalize and give full effect to the proposed

PROPOSAL #S.2: Approve, subject to passing of                     ISSUER            YES             FOR                  FOR

Ordinary Resolution 1, for the proposed Amendments to

 the Articles in the manner as specified in Appendix

1 attached to the circular dated 14 APR 2010 issued

by the Company to its shareholders; authorize the

Directors of the Company and the Company Secretary to

 sign and execute all documents, do all things and

acts as may be required to give effect to the

aforesaid proposed Amendments to the Articles with

full powers to assent to any conditions variations,

modifications and/or amendments in any manner as may

be required by any relevant regulatory authorities

and to deal with all matters relating thereto and to

take all such steps and do all acts and things in any

 manner as they deem necessary or expedient to

implement, finalize and give full effect to the

proposed Amendments to the Articles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIMB GROUP HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y1636J101

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 and reports of the Directors

 and the Auditors thereon

PROPOSAL #2: Re-election of Datuk Dr. Syed Muhamad            ISSUER            YES             FOR                  FOR

Syed Abdul Kadir as a Director, who retires pursuant

to Article 76 of the Company's Articles of Association

PROPOSAL #3: Re-election of Dato' Robert Cheim Dau            ISSUER            YES             FOR                  FOR

Meng as a Director, who retires pursuant to Article

76 of the Company's Articles of Association

PROPOSAL #4: Re-election of Mr. Cezar Peralta Consing        ISSUER            YES             FOR                  FOR

 as a Director, who retires pursuant to Article 76 of

 the Company's Articles of Association

PROPOSAL #5: Re-election of Mr. Glenn Muhammad Surya         ISSUER            YES             FOR                  FOR

Yusuf as a Director, who retires pursuant to Article

83 of the Company's Articles of Association

PROPOSAL #6: Re-election of Mrs. Watanan Petersik as         ISSUER            YES             FOR                  FOR

a Director, who retires pursuant to Article 83 of the

 Company's Articles of Association

PROPOSAL #7: Re-appointment of Tan Sri Dato' Seri              ISSUER            YES             FOR                  FOR

Haidar Mohammed Nor as a Director of the Company,

pursuant to Section 129(6) of the Companies Act, 1965

 to hold the office until the next AGM

PROPOSAL #8: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

amounting to MYR 90,000 per Director in respect of

the FYE 31 DEC 2009

PROPOSAL #9: Re-appointment of Messrs.                                 ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the Company

 for the FY ending 31 DEC 2010 and authorize the

Board of Directors to fix their remuneration

PROPOSAL #10: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

Section 132D of the Companies Act, 1965, to issue

shares in the Company, provided that the aggregate

number of shares to be issued does not exceed 10% of

the issued share capital of the Company and for such

purposes the Directors may in their absolute

discretion deem fit, subject always to the approval

of all the relevant governmental and/or regulatory

authorities;  Authority expires at the conclusion of

the next AGM

PROPOSAL #11: Authorize the Company, subject to the          ISSUER            YES             FOR                  FOR

Companies Act, 1956, the Company's Memorandum and

Articles of Association and the requirements of the

Bursa Malaysia Securities Berhad  Bursa Securities

and approvals of all the relevant governmental and/or

 regulatory authorities, to purchase such number of

ordinary shares of MYR 1.00 each in the Company

Proposed Shares Buy-Back as may be determined by the

Board of Directors of the Company for time to time

through Bursa Securities upon such terms and

conditions as the Board of Directors may deem fit and

 expedient in the interest of the Company provided

that the aggregate number of ordinary shares

purchased and/or held pursuant to this resolution

does not exceed 10% CONTD

PROPOSAL #CONT: CONTD of the total issued and paid-up        ISSUER             NO              N/A                  N/A

 share capital of the Company at any point in time

and an amount not exceeding the total retained

profits of approximately MYR 1,996 million and/or

share premium account of approximately MYR 5,587

million of the Company based on the audited financial

 statements for the FYE 31 DEC 2009 be allocated by

the Company for the proposed shares Buy-Back and that

 the ordinary shares of the Company to be purchased

are proposed to be cancelled and/or retained as

treasury shares and either subsequently be cancelled

distributed as dividends or re-sold on Bursa

PROPOSAL #CONT: CONTD authorize the Board of                       ISSUER             NO              N/A                  N/A

Directors of the Company to do all acts and things to

 give effect to the Proposed Shares Buy-Back;

Authority expires the earlier of the conclusion of

the next AGM of CIMB in 2011 at which time such

authority shall lapse unless by ordinary resolution

passed at that meeting, the authority is renewed

either unconditionally or subject to conditions or

the period within which the next AGM after that date

is required by law to be held

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIMENTS FRANCAIS SA, PUTEAUX

  TICKER:                  N/A                 CUSIP:   F17976113

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the allocation of the profit          ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #O.3: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the period

PROPOSAL #O.4: Approve the regulated agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Appointment of Mr. Italo Lucchini as a        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #O.6: Appointment of Company Italcementi              ISSUER            YES         AGAINST           AGAINST

Finance as a Director

PROPOSAL #O.7: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

Mrs. Victoire de Margerie as a Director

PROPOSAL #O.8: Approve to renew the appointment of            ISSUER            YES         AGAINST           AGAINST

Mr. Antoine Bernheim as a Director

PROPOSAL #O.9: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

Mr. Marc Vienot as a Director

PROPOSAL #O.10: Approve to renew the appointment of          ISSUER            YES         AGAINST           AGAINST

Sicil. Fin. S.p.A as a Director

PROPOSAL #O.11: Approve to renew the appointment of          ISSUER            YES         AGAINST           AGAINST

Societe Internationale Italcementi France as Director

PROPOSAL #O.12: Approve the Renewal of Societe                   ISSUER            YES         AGAINST           AGAINST

Internationale Italcementi Luxembourg as a Director

PROPOSAL #O.13: Authorize the share purchase program         ISSUER            YES             FOR                  FOR

PROPOSAL #e.14: Approve the capital reduction as part        ISSUER            YES             FOR                  FOR

 of a share purchase program

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIMPOR - CIMENTOS DE PORTUGAL S.G.P.S.SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X13765106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Management report, the                ISSUER             NO              N/A                  N/A

balance sheet and the individual annual accounts for

the year 2009

PROPOSAL #2.: Approve the consolidated Management              ISSUER             NO              N/A                  N/A

report, the balance sheet and the consolidated

accounts for the year 2009

PROPOSAL #3.: Approve the allocation of the profit             ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approve the overall assessment of the          ISSUER             NO              N/A                  N/A

Management and Supervision of the Company

PROPOSAL #5.: Ratify the co-option of a new Director         ISSUER             NO              N/A                  N/A

by the Board of Directors

PROPOSAL #6.: Authorize the Company's Board of                   ISSUER             NO              N/A                  N/A

Directors to exercise competing activity (on their

own name or representing a third party) and/or hold

office in a competing Company as well as on their

appointment on behalf or on representation of a

PROPOSAL #7.: Election of new members of the                       ISSUER             NO              N/A                  N/A

Company's Board of Directors for the current term of

office (2009/2012), in view of the resignation of

PROPOSAL #8.: Approve the partial alteration of                 ISSUER             NO              N/A                  N/A

Articles 5, 7, 9, 10, 11, 16 and 17 of the Articles

of Association

PROPOSAL #9.: Approve the statement on the Company's         ISSUER             NO              N/A                  N/A

Board Remuneration Policy

PROPOSAL #10.: Approve the sale of own (treasury)              ISSUER             NO              N/A                  N/A

shares to employees and members of the Boards of

Directors of the Company or of subsidiary companies

under the Regulations on the Acquisition of Shares by

 Employees Year 2010

PROPOSAL #11.: Approve the sale of own (treasury)              ISSUER             NO              N/A                  N/A

shares to executives in the Group and to members of

the Boards of Directors of the Company and of

subsidiary companies, in connection with the Share

Option Plan

PROPOSAL #12.: Approve the purchase and sale of own          ISSUER             NO              N/A                  N/A

(treasury) shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CINCINNATI FINANCIAL CORPORATION

  TICKER:                  CINF               CUSIP:   172062101

  MEETING DATE:      5/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GREGORY T. BIER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA W. CLEMENT-HOLMES                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS S. SKIDMORE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LARRY R. WEBB                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVING AN AMENDMENT TO THE COMPANY'S         ISSUER            YES             FOR                  FOR

ARTICLES OF INCORPORATION TO DECLASSIFY ITS BOARD

STRUCTURE.

PROPOSAL #3: APPROVING AN AMENDMENT TO THE COMPANY'S         ISSUER            YES             FOR                  FOR

CODE OF REGULATIONS TO ADD ADVANCE-NOTICE PROVISIONS.

PROPOSAL #4: RATIFYING THE SELECTION OF DELOITTE &            ISSUER            YES             FOR                  FOR

TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CINTAS CORPORATION

  TICKER:                  CTAS               CUSIP:   172908105

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GERALD S. ADOLPH         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: PAUL R. CARTER             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GERALD V. DIRVIN         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RICHARD T. FARMER        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SCOTT D. FARMER           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOYCE HERGENHAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES J. JOHNSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT J. KOHLHEPP      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID C. PHILLIPS        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RONALD W. TYSOE           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY ERNST & YOUNG LLP AS OUR                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

FISCAL 2010.

PROPOSAL #03: PROPOSAL TO ADOPT PRINCIPLES FOR               SHAREHOLDER        YES         ABSTAIN           AGAINST

HEALTHCARE REFORM AS REPORTED BY THE INSTITUTE OF

MEDICINE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPOR

  TICKER:                  N/A                 CUSIP:   E3125D100

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Information, as and where applicable,         ISSUER             NO              N/A                  N/A

on any significant changes to have affected the

assets or liabilities of the companies involved in

the segregation between the date of the Segregation

Project and the date of the general shareholders'

meeting hereby convened

PROPOSAL #1.2: Approval of the balance sheet of the          ISSUER            YES         AGAINST           AGAINST

Company as of 30 APR 2009, which will serve as the

balance sheet for the proposed segregation

PROPOSAL #1.3: Approval of the segregation of Cintra         ISSUER            YES         AGAINST           AGAINST

to the company Cintra Infraestructuras, S.A.U. and,

therefore, of the Segregation Project duly filed with

 the Companies House of Madrid

PROPOSAL #2.1: Information, as and where applicable,         ISSUER             NO              N/A                  N/A

on any significant changes to have affected the

assets or liabilities of the companies involved in

the merger between the date of the Joint Merger

Project and the date of the general shareholders'

meeting hereby convened

PROPOSAL #2.2: Approval of the balance sheet of the          ISSUER            YES         AGAINST           AGAINST

Company as of 30 April 2009, which will serve as the

balance sheet for the merger

PROPOSAL #2.3: Capital increase amounting to EUR                ISSUER            YES         AGAINST           AGAINST

32,996,390, by issuing 164,981,950 shares, each of

the same class and series as those currently in

circulation and each with a nominal value of 20 euro

cents; the capital increase is a necessary part of

the merger and will be based on the approved exchange

PROPOSAL #2.4: Approval of the new Articles of                   ISSUER            YES         AGAINST           AGAINST

Association to govern the Company from the effective

merger date, in accordance with the draft version

thereof on file with the Companies House of Madrid

PROPOSAL #2.5: Approval of the new regulations to              ISSUER            YES         AGAINST           AGAINST

govern the general shareholders' meeting of the

Company from the effective merger date, in accordance

 with the draft thereof attached to the Joint Merger

Project

PROPOSAL #2.6: Approval of the merger by absorption,         ISSUER            YES         AGAINST           AGAINST

whereby CINTRA [absorbing Company]will take over the

company Grupo Ferrovial [absorbed Company], and,

therefore, approval of the Joint Merger Project

PROPOSAL #3.1: Removal of the current Board of                   ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #3.2: Resolution on the number of Members to        ISSUER            YES         AGAINST           AGAINST

 sit on the Board of Directors

PROPOSAL #3.3: Appointment of Mr. Rafael del Pino y          ISSUER            YES         AGAINST           AGAINST

Calvo-Sotelo as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.4: Appointment of Mr. Jose Maria Perez            ISSUER            YES         AGAINST           AGAINST

Tremps as Board Member for the bylaw-mandated three-

year period

PROPOSAL #3.5: Appointment of Mr. Santiago Bergareche        ISSUER            YES         AGAINST           AGAINST

 Busquet as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.6: Appointment of Mr. Jaime Carvajal                ISSUER            YES         AGAINST           AGAINST

Urquijo as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.7: Appointment of Portman Baela, S.L. as         ISSUER            YES         AGAINST           AGAINST

Board member for the bylaw-mandated three-year period

PROPOSAL #3.8: Appointment of Mr. Juan Arena de la            ISSUER            YES         AGAINST           AGAINST

Mora as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.9: Appointment of Mr. Santiago Eguidazu          ISSUER            YES         AGAINST           AGAINST

Mayor as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.10: Appointment of Mr. Joaquin Ayuso                ISSUER            YES         AGAINST           AGAINST

Garcia as Board Member for the bylaw-mandated three-

year period

PROPOSAL #3.11: Appointment of Mr. Gabriele Burgio as        ISSUER            YES         AGAINST           AGAINST

 Board member for the bylaw-mandated three-year period

PROPOSAL #3.12: Appointment of Ms. Maria del Pino y          ISSUER            YES         AGAINST           AGAINST

Calvo-Sotelo as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.13: Appointment of Mr. Santiago Fernandez        ISSUER            YES         AGAINST           AGAINST

 Valbuena as Board member for the bylaw-mandated

three-year period

PROPOSAL #3.14: Appointment of Mr. Inigo Meiras                 ISSUER            YES         AGAINST           AGAINST

Amusco as Board member for the bylaw-mandated three-

year period

PROPOSAL #3.15: Appointment of Mr. Jose Fernando                ISSUER            YES         AGAINST           AGAINST

Sanchez-Junco Mans as Board member for the bylaw-

mandated three-year period

PROPOSAL #4.1: Calculation of total remuneration                ISSUER            YES         AGAINST           AGAINST

payable

PROPOSAL #4.2: Automatic review of the amount                     ISSUER            YES         AGAINST           AGAINST

established under Item 4.1. above

PROPOSAL #5.: Powers to be conferred upon the Board          ISSUER            YES         AGAINST           AGAINST

of Directors to increase share capital by up to 73

million euros pursuant to article 153.1.b] of the

Spanish Public Limited Companies Act [Ley de

Sociedades Anonimas, hereinafter LSA] and, when

deemed expedient, to remove the pre-emptive

subscription right in accordance with article 159.2

PROPOSAL #6.: Powers to be conferred upon the Board          ISSUER            YES         AGAINST           AGAINST

of Directors to issue debt obligations, bonds,

promissory notes and other fixed income securities,

whether simple or convertible and/or exchangeable,

including warrants and preferred stock; resolution on

 applicable criteria for determining the applicable

calculation bases and procedures for the conversion

and/or exchange, and to likewise confer powers upon

the Board of Directors to increase capital as

required and to remove the preemptive subscription

right of existing shareholders. Authorization for the

 Company to secure securities issued by its

PROPOSAL #7.: Authorization for the Company to                   ISSUER            YES         AGAINST           AGAINST

acquire treasury shares and to make use of such under

 employee remuneration schemes, all the foregoing in

accordance with Article 75 and related sections of

the Spanish Public Limited Companies Act

PROPOSAL #8.: Delegation of powers to execute,                   ISSUER            YES         AGAINST           AGAINST

register and file the resolutions adopted by the

general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIPLA LTD

  TICKER:                  N/A                 CUSIP:   Y1633P142

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009, the profit and loss account for the

YE on that date together with the schedules annexed

thereto as well as the reports of the Board of

Directors and the Auditors thereon

PROPOSAL #2.: Declare dividend for the YE 31 MAR 2009        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. S.A.A. Pinto as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. V.C. Kotwal as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint Messrs R.G.N. Price & Co.,                ISSUER            YES             FOR                  FOR

Chartered Accountants, Mumbai (the retiring Auditors)

 together with Messrs V. Sankar Aiyar & Co.,

Chartered Accountants, Mumbai, as the Joint Statutory

 Auditors of the Company to hold office from the

conclusion of this AGM until the conclusion of the

next AGM upon such remuneration, taxes and out of

pocket expenses, as may be fixed by the Board of

Directors of the Company in mutual consultation with

the Auditors; authorize the Board of Directors to

appoint Auditors for the Company's branch office(s)

(whether now or as may be established) in terms of

Section 228 of the Companies Act, 1956 in

consultation with the Auditors of the Company to

examine and audit the accounts for the FYE 2009-10 on

 such remuneration, terms and conditions as the Board

PROPOSAL #S.6: Authorize the Board, pursuant to the          ISSUER            YES         AGAINST           AGAINST

provisions of Section 81(1 A) and other applicable

provisions, if any, of the Companies Act, 1956

(including any amendments thereto or re-enactment

thereof) (the Companies Act), the relevant provisions

 of SEBI (disclosure & investor protection)

guidelines, 2000, as a mended from time to time, (the

 SEBI DIP guidelines), the provisions of the Foreign

Exchange Management Act, 2000 (FEMA), Foreign

Exchange Management (transfer or issue of security by

 a person resident outside India) regulations, 2000,

as amended from time to time, the Foreign Exchange

Management (borrowing and lending in rupees

regulations, 2000 and issue of Foreign Currency

Convertible Bonds and ordinary shares (through

Depository Receipt Mechanism) Scheme, 1993 (the 1993

Scheme) as amended from time to time and such other

statutes, notifications, clarifications, circulars,

rules and regulations as may be applicable and

relevant, as amended from time to time and issued by

the Government of India (the GOI),the Reserve Bank of

 India (the RBI), the Foreign Investment Promotion

Board (the FIPB), the Securities and Exchange Board

of India (the SEBI), Stock Exchanges and any other

appropriate authorities, institutions or bodies, as

may be applicable and the enabling provisions of the

Listing Agreements entered into by the Company with

the stock exchanges on which the securities of the

Company are listed (the Listing Agreements) and

Memorandum and Articles of Association of the Company

 and subject to such approvals, consents, permissions

 and sanctions, if any of the GOI, RBI FIPB, SEBI,

Stock Exchanges and any other appropriate

authorities, institutions or bodies, as may be

necessary and subject to such condition as may be

prescribed/stipulated by any of them while granting

such approvals, consents, permissions and sanctions

which may be agreed, in its absolute discretion,

create, offer, issue and allot, in 1 or more

tranches, in domestic and/or international markets,

equity shares or warrants simultaneously with non-

convertible debentures or foreign currency

convertible bonds (FCCBs) convertible into equity

shares of the Company or American Depository Receipts

 or Global Depository Receipts represented by

underlying equity shares of the Company or other

securities exchangeable or convertible into equity

shares of the Company (hereinafter referred to as

securities), for an amount up to INR 1500 crore,

inclusive of such premium as may be finalized by the

Board, at such price being not less than the price

determined in accordance with the applicable

guidelines/regulations issued by SEBI or the Ministry

 of Finance or the RBI and such issue and allotment

to be made on such terms and conditions as may be

decided by the Board at the time of issue or

allotment of the securities; approve, if any issue of

 securities is made by way of a qualified

institutions placement in terms of Chapter XIII-A of

the SEBI DIP guidelines (as specified securities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CIRCLE K SUNKUS CO., LTD.

  TICKER:                  N/A                 CUSIP:   J0812E107

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CISCO SYSTEMS, INC.

  TICKER:                  CSCO               CUSIP:   17275R102

  MEETING DATE:      11/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CAROL A. BARTZ             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: M. MICHELE BURNS         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL D.                   ISSUER            YES             FOR                  FOR

CAPELLAS

PROPOSAL #1D: ELECTION OF DIRECTOR: LARRY R. CARTER           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN T. CHAMBERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: BRIAN L. HALLA             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DR. JOHN L.                 ISSUER            YES             FOR                  FOR

HENNESSY

PROPOSAL #1H: ELECTION OF DIRECTOR: RICHARD M.                   ISSUER            YES             FOR                  FOR

KOVACEVICH

PROPOSAL #1I: ELECTION OF DIRECTOR: RODERICK C.                 ISSUER            YES             FOR                  FOR

MCGEARY

PROPOSAL #1J: ELECTION OF DIRECTOR: MICHAEL K. POWELL        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ARUN SARIN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: STEVEN M. WEST             ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: JERRY YANG                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE 2005 STOCK INCENTIVE PLAN, AS SET

FORTH IN THE ACCOMPANYING PROXY STATEMENT.

PROPOSAL #03: TO APPROVE THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN, AS

SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS CISCO'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING JULY 31, 2010.

PROPOSAL #05: PROPOSAL SUBMITTED BY A SHAREHOLDER TO    SHAREHOLDER        YES         ABSTAIN           AGAINST

AMEND CISCO'S BYLAWS TO ESTABLISH A BOARD COMMITTEE

ON HUMAN RIGHTS.

PROPOSAL #06: PROPOSAL SUBMITTED BY SHAREHOLDERS           SHAREHOLDER        YES         AGAINST               FOR

REQUESTING THE BOARD TO ADOPT A POLICY THAT

SHAREHOLDERS BE PROVIDED THE OPPORTUNITY, AT EACH

ANNUAL MEETING OF SHAREHOLDERS, TO VOTE ON AN

ADVISORY RESOLUTION TO RATIFY THE COMPENSATION OF THE

 NAMED EXECUTIVE OFFICERS DESCRIBED IN THE PROXY

STATEMENT FOR THE ANNUAL MEETING.

PROPOSAL #07: PROPOSAL SUBMITTED BY SHAREHOLDERS           SHAREHOLDER        YES         ABSTAIN           AGAINST

REQUESTING THE BOARD TO PUBLISH A REPORT TO

SHAREHOLDERS, WITHIN SIX MONTHS, PROVIDING A

SUMMARIZED LISTING AND ASSESSMENT OF CONCRETE STEPS

CISCO COULD REASONABLY TAKE TO REDUCE THE LIKELIHOOD

THAT ITS BUSINESS PRACTICES MIGHT ENABLE OR ENCOURAGE

 THE VIOLATION OF HUMAN RIGHTS, AS SET FORTH IN THE

ACCOMPANYING PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITIC PAC LTD

  TICKER:                  N/A                 CUSIP:   Y1639J116

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Audited accounts and the              ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditors for the YE

31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.A: Re-elect Mr. Chang Zhenming as a                 ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #3.B: Re-elect Mr. Vernon Francis Moore as a        ISSUER            YES             FOR                  FOR

 Director, who retires

PROPOSAL #3.C: Re-elect Mr. Liu Jifu as a Director,          ISSUER            YES         AGAINST           AGAINST

who retires

PROPOSAL #3.D: Re-elect Mr. Willie Chang as a                     ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #3.E: Re-elect Mr. Norman Ho Hau Chong as a         ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #3.F: Re-elect Mr. Yin Ke as a Director, who        ISSUER            YES             FOR                  FOR

 retires

PROPOSAL #4: Re-appoint Messrs.                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors and authorize

the Board of Directors to fix their remuneration

PROPOSAL #5: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

during and after the end of the Relevant Period to

allot, issue and dispose of additional shares in the

Company and to make or grant offers, agreements and

options which would or might require the exercise of

such powers; the aggregate nominal value of share

capital allotted or agreed conditionally or

unconditionally to be allotted  whether pursuant to

an option or otherwise  by the Directors of the

Company pursuant to the mandate in paragraph  A ,

otherwise than pursuant to I  Rights Issue or  II

any option scheme or similar arrangement for the time

 being adopted for the grant or issue to the officers

 and/or employees of the Company and/or any of its

subsidiaries of shares or rights to acquire shares of

 the Company or  III  the exercise of rights of

subscription or conversion CONTD..

PROPOSAL #6: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

during the Relevant Period to purchase or otherwise

acquire shares of the Company, in accordance with all

 applicable laws and the requirements of the Rules

Governing the Listing of Securities on the Stock

Exchange of Hong Kong Limited, provided that the

aggregate nominal amount of shares so purchased or

otherwise acquired shall not exceed 10% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of this resolution;

Authority expires at the conclusion of the next AGM

of the Company or the expiration of the period within

 which the next AGM of the Company is required by law

 to be held

PROPOSAL #7: Approve, conditional upon the passing of        ISSUER            YES             FOR                  FOR

 Resolutions  5  and  6  set out in the Notice

convening this Meeting, the aggregate nominal amount

of the shares which are purchased or otherwise

acquired by the Company pursuant to Resolution  6

shall be added to the aggregate nominal amount of the

 shares which may be issued pursuant to Resolution  5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITIC RESOURCES HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G2155Y107

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the extension of the exercise         ISSUER            YES         AGAINST           AGAINST

periods of the Share Options by three years from

their current expiry dates

PROPOSAL #O.2: Re-elect Mr. Tian Yuchuan as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company with immediate effect

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITIC RESOURCES HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G2155Y107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the report of the Directors and the Independent

Auditors' report for the YE 31 DEC 2009

PROPOSAL #2.a: Re-elect Mr. Kong Dan as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.b: Re-elect Mr. Sun Xinguo as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.c: Re-elect Mr. Zeng Chen as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.d: Re-elect Mr. Tsang Link Carl, Brian as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #2.e: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #3: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Board of Directors to fix the Auditors'

PROPOSAL #4.A: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to repurchase shares of the Company

PROPOSAL #4.B: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to issue new shares of the Company

PROPOSAL #4.C: Approve to increase the general                   ISSUER            YES             FOR                  FOR

mandate to be given to the Directors to issue new

shares of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITIGROUP INC.

  TICKER:                  C                     CUSIP:   172967101

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE DIVIDEND BLOCKER AMENDMENT         ISSUER            YES             FOR                  FOR

SET FORTH IN ANNEX A TO THE PROXY STATEMENT.

PROPOSAL #02: APPROVE THE DIRECTOR AMENDMENT SET                ISSUER            YES             FOR                  FOR

FORTH IN ANNEX B TO THE PROXY STATEMENT.

PROPOSAL #03: APPROVE THE RETIREMENT AMENDMENT SET            ISSUER            YES         AGAINST           AGAINST

FORTH IN ANNEX C TO THE PROXY STATEMENT.

PROPOSAL #04: APPROVE THE AUTHORIZED PREFERRED STOCK         ISSUER            YES         AGAINST           AGAINST

INCREASE SET FORTH IN ANNEX D TO THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITIGROUP INC.

  TICKER:                  C                     CUSIP:   172967101

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE AUTHORIZED                ISSUER            YES             FOR                  FOR

SHARE INCREASE AMENDMENT SET FORTH IN ANNEX A TO THE

PROXY STATEMENT.

PROPOSAL #02: PROPOSAL TO APPROVE THE REVERSE STOCK          ISSUER            YES             FOR                  FOR

SPLIT AMENDMENT SET FORTH IN ANNEX B TO THE PROXY

STATEMENT.

PROPOSAL #03: PROPOSAL TO APPROVE THE PREFERRED STOCK        ISSUER            YES         AGAINST           AGAINST

 CHANGE AMENDMENT SET FORTH IN ANNEX C TO THE PROXY

STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITIGROUP INC.

  TICKER:                  C                     CUSIP:   172967101

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ALAIN J.P. BELDA         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: TIMOTHY C. COLLINS      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JERRY A.                       ISSUER            YES             FOR                  FOR

GRUNDHOFER

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT L. JOSS             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ANDREW N. LIVERIS        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MICHAEL E. O'NEILL      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: VIKRAM S. PANDIT         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: RICHARD D. PARSONS      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: LAWRENCE R.                 ISSUER            YES             FOR                  FOR

RICCIARDI

PROPOSAL #1J: ELECTION OF DIRECTOR: JUDITH RODIN                ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ROBERT L. RYAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: ANTHONY M.                   ISSUER            YES             FOR                  FOR

SANTOMERO

PROPOSAL #1M: ELECTION OF DIRECTOR: DIANA L. TAYLOR           ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: WILLIAM S.                   ISSUER            YES             FOR                  FOR

THOMPSON, JR.

PROPOSAL #1O: ELECTION OF DIRECTOR: ERNESTO ZEDILLO           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

KPMG LLP AS CITI'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: PROPOSAL TO APPROVE AMENDMENTS TO THE          ISSUER            YES             FOR                  FOR

CITIGROUP 2009 STOCK INCENTIVE PLAN.

PROPOSAL #04: PROPOSAL TO APPROVE THE TARP REPAYMENT         ISSUER            YES             FOR                  FOR

SHARES.

PROPOSAL #05: PROPOSAL TO APPROVE CITI'S 2009                     ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION.

PROPOSAL #06: PROPOSAL TO RATIFY THE TAX BENEFITS              ISSUER            YES             FOR                  FOR

PRESERVATION PLAN.

PROPOSAL #07: PROPOSAL TO APPROVE THE REVERSE STOCK          ISSUER            YES             FOR                  FOR

SPLIT EXTENSION.

PROPOSAL #08: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

POLITICAL NON-PARTISANSHIP.

PROPOSAL #09: STOCKHOLDER PROPOSAL REQUESTING A             SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORT ON POLITICAL CONTRIBUTIONS.

PROPOSAL #10: STOCKHOLDER PROPOSAL REQUESTING A             SHAREHOLDER        YES         AGAINST               FOR

REPORT ON COLLATERAL FOR OVER-THE-COUNTER DERIVATIVES

PROPOSAL #11: STOCKHOLDER PROPOSAL REQUESTING THAT        SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDERS HOLDING 10% OR ABOVE HAVE THE RIGHT TO

CALL SPECIAL STOCKHOLDER MEETINGS.

PROPOSAL #12: STOCKHOLDER PROPOSAL REQUESTING THAT        SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE OFFICERS RETAIN 75% OF THE SHARES ACQUIRED

THROUGH COMPENSATION PLANS FOR TWO YEARS FOLLOWING

TERMINATION OF EMPLOYMENT.

PROPOSAL #13: STOCKHOLDER PROPOSAL REQUESTING                 SHAREHOLDER        YES         AGAINST               FOR

REIMBURSEMENT OF EXPENSES INCURRED BY A STOCKHOLDER

IN A CONTESTED ELECTION OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITIZEN HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J07938111

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approval for Revision of the Policy for        ISSUER            YES         AGAINST           AGAINST

 a Large-Scale Purchase of Citizen  Shares (Anti-

Takeover Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITRIX SYSTEMS, INC.

  TICKER:                  CTXS               CUSIP:   177376100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARK B. TEMPLETON        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEPHEN M. DOW             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GODFREY R.                   ISSUER            YES             FOR                  FOR

SULLIVAN

PROPOSAL #02: AMENDMENT TO THE 2005 EQUITY INCENTIVE         ISSUER            YES             FOR                  FOR

PLAN

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF ERNST &         ISSUER            YES             FOR                  FOR

YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING

 FIRM FOR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITY DEVELOPMENTS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   V23130111

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Auditors for

the YE 31 DEC 2009

PROPOSAL #2: Declare a final tax exempt  one tier             ISSUER            YES             FOR                  FOR

ordinary dividend of 8.0 cents per ordinary share for

 the YE 31 DEC 2009 as recommended by the Directors

PROPOSAL #3: Approve the Directors fees of SGD                   ISSUER            YES             FOR                  FOR

306,824.66 for the YE 31 DEC 2009  year 2008 SGD

308,000.00  and Audit Committee fees of SGD 47,500.00

 per quarter for the period from 1 JUL 2010 to 30 JUN

 2011  period from 01 JUL 2009 to 30 JUN 2010 SGD

47,500.00 per quarter , with payment of the Audit

Committee fees to be made in arrears at the end of

each calendar quarter

PROPOSAL #4.a: Re-elect Mr. Kwek Leng Beng as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the Articles

 of Association of the Company

PROPOSAL #4.b: Re-elect Mr. Han VoTa as a Director,          ISSUER            YES             FOR                  FOR

who retires in accordance with the Articles of

Association of the Company

PROPOSAL #4.c: Re-elect Mr. Yeo Liat Kok Philip as a         ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the Articles

 of Association of the Company

PROPOSAL #5.a: Re-appoint Mr. Chee Keng Soon as a              ISSUER            YES             FOR                  FOR

Director, pursuant to Section 153(6) of the Companies

 Act, Chapter 50 of Singapore to hold office from the

 date of this AGM until the next AGM

PROPOSAL #5.b: Re-appoint Mr. Tang See Chim as a                ISSUER            YES             FOR                  FOR

Director, pursuant to Section 153(6) of the Companies

 Act, Chapter 50 of Singapore to hold office from the

 date of this AGM until the next AGM

PROPOSAL #6: Re-appoint Messrs. KPMG LLP as the                 ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #7: Authorize the Directors to issue                     ISSUER            YES             FOR                  FOR

ordinary shares in the capital of the Company whether

 by way of rights, bonus or otherwise, and/or make or

 grant offers, agreements or options for such

purposes and to such persons as the Directors may, in

 their absolute discretion, deem fit, and issue

ordinary shares in pursuance of any instrument made

or granted by the Directors, provided that the

aggregate number of ordinary shares to be issued by

way of renounceable rights issues on a pro-rata basis

 to shareholders of the Company does not exceed 100%

of the total number of issued ordinary shares,

excluding treasury shares, in the capital of the

Company, and otherwise than by way of renounceable

rights issues does not exceed 50% of the total number

 of issued ordinary shares excluding treasury shares,

 in the capital of the Company, CONTD

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

contingent on the passing of the Ordinary Resolution

in 7 above, to fix the issue price for ordinary

shares in the capital of the Company that may be

issued by way of placement pursuant to the 20% sub

limit for Other Share Issues on a non pro-rata basis

referred to in Resolution 7, at a discount exceeding

10% but not more than 20% of the price as determined

in accordance with the Listing Manual of the SGX-ST

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

for the purposes of Sections 76C and 76E of the

Companies Act, to purchase or otherwise acquire

issued ordinary shares and/or non redeemable

convertible non cumulative preference shares in the

capital of the Company not exceeding in aggregate or

acquisition of ordinary shares the number of issued

ordinary shares representing 10% of the total number

of issued ordinary shares as at the date of the

passing of this resolution and in relation to any

purchase or acquisition of preference shares, the

number of issued Preference shares representing 10%

of the total number of issued preference shares,

whether by way of market purchases on the SGXST,

and/or off market purchases effected otherwise than

on the SGXST in accordance with any equal access

PROPOSAL #10: Authorize the Directors to offer and            ISSUER            YES         AGAINST           AGAINST

grant options in accordance with the provisions of

the City Developments Share Option Scheme 2001 and to

 allot and issue from time to time such number of

ordinary shares in the capital of the Company as may

be required to be issued pursuant to the exercise of

the options granted under the Scheme provided that

the aggregate number of new ordinary shares to be

issued pursuant to the Scheme shall not exceed 8% of

the total number of issued ordinary shares, excluding

 treasury shares, in the capital of the Company from

time to time

PROPOSAL #11: Authorize the Company, its Subsidiaries        ISSUER            YES             FOR                  FOR

 and its associated Companies, for the purpose of

Chapter 9 of the Listing Manual of the SGXST, that

are not listed on the SGXST, or an approved exchange,

 over which the Company its subsidiaries and/or its

interested persons, have control, or any of them, to

enter into any of the transactions falling within the

 category of Interested Person Transactions,

particulars of which are set out in the Companys as

specified, provided that such transactions are

entered into in accordance with the review procedures

 for Interested Person Transactions and  Authority

expires at the conclusion of the next AGM of the

Company ; authorize the Directors of the Company to

complete and do all such acts and things as they or

he may consider expedient or necessary or in the

interests of the Company to give effect to the IPT

Mandate and/or this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CITY NATIONAL CORPORATION

  TICKER:                  CYN                 CUSIP:   178566105

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RUSSELL GOLDSMITH                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD L. OLSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT H. TUTTLE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF KPMG LLP AS INDEPENDENT         ISSUER            YES             FOR                  FOR

REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: AMENDMENT OF THE 2008 OMNIBUS PLAN                ISSUER            YES             FOR                  FOR

PROPOSAL #04: APPROVAL OF CITY NATIONAL CORPORATION          ISSUER            YES             FOR                  FOR

AMENDED AND RESTATED 2010 VARIABLE BONUS PLAN

PROPOSAL #05: STOCKHOLDER PROPOSAL - DECLASSIFICATION   SHAREHOLDER        YES             FOR               AGAINST

 OF BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CJ CHEILJEDANG CORP

  TICKER:                  N/A                 CUSIP:   Y1661W134

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 3rd B/S, I/S and the                     ISSUER            YES             FOR                  FOR

proposed disposition of retained earning

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Approve the provision on stock purchase         ISSUER            YES             FOR                  FOR

option endowed by 2009 Board of Director

PROPOSAL #4: Election of Kyungsik Son, Jaehyun Lee            ISSUER            YES             FOR                  FOR

Jinsu Kim (External): Sunhoi Ju, Daedong Park,

Changjin Mun as the Directors

PROPOSAL #5: Election of Sunhoi Ju, Youngbae Park,            ISSUER            YES             FOR                  FOR

Daedong Par and Changjin Mun as the Audit Committee

Members

PROPOSAL #6: Approve the remuneration limit of the            ISSUER            YES         AGAINST           AGAINST

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CJ CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1848L118

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of Directors: Candidates: lee          ISSUER            YES             FOR                  FOR

Jaehyun, External: Shin Sangku, Oh

PROPOSAL #3: Election of Members of Audit Committee:         ISSUER            YES             FOR                  FOR

Candidates: Shin Sangku, Oh Jichul

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #5: Approve the partial amendment to                     ISSUER            YES         AGAINST           AGAINST

Articles of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFF

  TICKER:                  N/A                 CUSIP:   M2439C106

  MEETING DATE:      8/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES         ABSTAIN           AGAINST

the Directors report for the year 2008

PROPOSAL #2.: Re-appoint Messrs. Nochi Dankner,                 ISSUER            YES         ABSTAIN           AGAINST

Elyahu Cohen, Dori Manor, Itzhak Manor, Shay Livnat,

Avi Fisher, Rafi Bisker, Yehezkel Dovrat, Mark

Schimmel, David Levitan and Adiel Rosenfeld as the

Officiating Directors; External Directors continue in

 office by Provision of Law

PROPOSAL #3.: Re-appoint the Accountant-Auditors for         ISSUER            YES         ABSTAIN           AGAINST

2009 and approve the report as to their remuneration

in 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFF

  TICKER:                  N/A                 CUSIP:   M2439C106

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that the transaction by which          ISSUER            YES             FOR                  FOR

the Company and subsidiary will purchase from to

Discount Investments Company Ltd and a subsidiary

[discount] all holdings of shares in Hadera Paper

Ltd, namely 1,085,860 shares, in consideration for

NIS 346 million the Company is 60.5% controlled by

IDB development Ltd, and discount is 74.5% controlled

 by IDB the Company currently owns 37.98% and

discount owns 21.45% of Hadera

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFF

  TICKER:                  N/A                 CUSIP:   M2439C106

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that the transaction by which          ISSUER            YES             FOR                  FOR

the Company together with discount will purchase from

 Elron Electronic Industries Ltd [Elron] all of the

holdings of Elron in Netvision Ltd [Netvision] namely

 2,023,247 shares, in consideration for NIS

100,353,051 discount, the Company and Elron

respectively currently own 31.7%, 24.37% and 15.37%

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFF

  TICKER:                  N/A                 CUSIP:   M2439C106

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a transaction by which the                ISSUER            YES             FOR                  FOR

Company together with discount Investment Corporation

 Ltd will purchase from Elron Electronic Industries

Ltd all of the holdings of Elron in Netvision Ltd

namely 2,023,247 shares, in consideration for NIS

100,353,051 discount, Clal and Elron respectively

currently own 31.7%, 24.37% and 15.37% of Netvision;

Netvision has announced that it is examining the

possibility of a business combination with Cellcom

Israel Ltd Which may involve a corporate change

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLAL INDUSTRIES AND INVESTMENTS LTD, TEL AVIV-JAFF

  TICKER:                  N/A                 CUSIP:   M2439C106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to change the terms of                        ISSUER            YES             FOR                  FOR

employment by the Company of G. Morel, son-in-law of

I. and R. manor who are owners of control, Morel has

been employed since 2004 by Nesher Israel cement

industries ltd, an affiliated Company, originally as

manager of the Coal dust department with a monthly

salary of NIS 15,181 in OCT 2008 he was promoted to

raw materials supply department manager and in view

of his promotion approval is requested for update of

his terms of employment, the main points of which

are: monthly salary NIS 23,000 index linked,

entitlement to discretionary annual bonus of up to 3

monthly salaries in accordance with the Company

policy and meeting personal targets, Authorize the

management to increase salary by up to 7.5% a year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLAL INSURANCE ENTERPRISES HOLDINGS LTD, TEL AVIV-

  TICKER:                  N/A                 CUSIP:   M2447P107

  MEETING DATE:      12/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Y. Dior as an External                ISSUER            YES             FOR                  FOR

Director for a statutory 3 year period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLICKS GROUP LIMITED

  TICKER:                  N/A                 CUSIP:   S17249111

  MEETING DATE:      1/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.O.1: Receive and adopt the annual                     ISSUER            YES             FOR                  FOR

financial statements of the Company and the group for

 the YE 31 AUG 2009

PROPOSAL #2.O.2: Re-appoint KPMG Inc. as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company for the ensuing year and approve to

note that the Individual Registered Auditor who will

undertake the audit is David Friedland

PROPOSAL #3.O.3: Re-elect D.M. Nurek as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who retires in accordance with the

Companys Articles of Association

PROPOSAL #4.O.4: Re-elect K.D.M. Warburton as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Companys Articles of Association

PROPOSAL #5.O.5: Re-elect F. Jakoet as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires in accordance with the

Company's Articles of Association

PROPOSAL #6.O.6: Approve the proposed fees, payable          ISSUER            YES             FOR                  FOR

to the Directors, for the year 01 SEP 2009 to 31 AUG

PROPOSAL #7.O.7: Approve to renew the Directors                 ISSUER            YES         AGAINST           AGAINST

authority over the unissued share capital of the

Company until the next AGM, subject to this authority

 being limited to issuing a maximum of 1,300,000

shares in terms of the Company's obligations under

the Staff Share Incentive Scheme

PROPOSAL #8.O.8: Authorize, the Directors of the                ISSUER            YES             FOR                  FOR

Company, by way of a general authority to distribute,

 on a pro rata basis, to all shareholders of the

Company, any share capital and reserves of the

Company in terms of Section 90 of the Companies Act,

No 61 of 1973 as amended [the Companies Act], and the

 Company's Article of Association and the JSE

Listings Requirements, [Authority expires the earlier

 of the conclusion of the next AGM of the Company or

15 months] [whichever period is shorter, and any

general distribution of share premium by the Company

shall not exceed 20% of the Company's issued share

capital and reserves, excluding minority interests

PROPOSAL #9.O.9: Authorize, the Directors of the                ISSUER            YES             FOR                  FOR

Company, as a specific approval contemplated in

Section 221 of the companies Act, by w ay of a

special authority to issue for cash 23,000,000

authorized, but unissued, shares in the capital of

the Company's wholly-owned subsidiary, New Clicks

South Africa [Proprietary] Limited, at a market

value, determined at the close of business on the day

 prior to the application for the listing of the

shares being submitted to the JSE Limited. Such

shares t o be issued and allotted by the directors in

 one or more tranches, prior to the next AGM of the

Company, subject to the companies Act, the Articles

of Association of the Company and the JSE Listings

Requirements as presently constituted and as may be

amended from time to time

PROPOSAL #10O10: Approve that, 23,000,000 ordinary            ISSUER            YES             FOR                  FOR

shares of ZAR 0.01 [1 cent] each in the authorized

but unissued share capital of the Company be allotted

 and issued for cash to the Company's wholly-owned,

New Clicks South Africa [Proprietary] Limited, by the

 Directors in one or more tranches, prior to the next

 AGM of the Company, at market value, determined at

the close of business on the day prior to the

application for the listing of shares being submitted

 to the JSE Limited

PROPOSAL #11S.1: Authorize the Company or any of its         ISSUER            YES             FOR                  FOR

subsidiaries from time to time, as a general approval

 contemplated in Section 85 and 89 of the Companies

Act, to acquire the issued shares of the Company,

upon such terms and conditions and in such amounts as

 the Directors of the Company may from time to time

determine, but subject to the Articles of Association

 of the Company, the provisions of the Companies Act

and the JSE Listings Requirements as presently

constituted and which may be amended from time to

time, [Authority expires the earlier of the

conclusion of the next AGM of the Company or 15

months] and that acquisitions by the Company and its

subsidiaries of the shares in the capital of the

Company may not, in the aggregate, exceed in any 1 FY

 10% of the Company's issued share capital of the

class of the repurchased shares from the date of the

grant of this general authority

PROPOSAL #12S.2: Amend the Article 89 of the                       ISSUER            YES             FOR                  FOR

Company's Articles of Association by deletion of the

current Article and replacement with the specified,

89, Subject to the provisions of the Act, a

resolution in writing, including through the medium

of electronic post, signed by all the Directors [or

their alternates, if applicable] for the time being,

and inserted in the minute book, shall be as valid

and effective as if it has been passed at a meeting

of Directors duly called and constituted, any such

resolution may consist of several documents, each of

which may be signed by one or more Directors or their

 alternates if applicable, including by electronic

post, the resolution shall be deemed to have been

passed on the date on which it was signed by the last

 Director who signed it unless a statement to the

contrary is made in that resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLICKS GROUP LIMITED

  TICKER:                  N/A                 CUSIP:   S17249111

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Grant authority to make and implement            ISSUER            YES             FOR                  FOR

interim distribution

PROPOSAL #2: Authorize the Directors to implement              ISSUER            YES             FOR                  FOR

resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CLP HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y1660Q104

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and the

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 0.92 per        ISSUER            YES             FOR                  FOR

 share

PROPOSAL #3.a: Elect Mr. Nicholas Charles Allen as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Re-elect Mr. Vernon Francis Moore as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.c: Re-elect Mr. Loh Chung Hon Hansen as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.d: Re-elect Mr. Tse Pak Wing Peter as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Re-elect Mr. Andrew Clifford Winawer          ISSUER            YES             FOR                  FOR

Brandler as a Director

PROPOSAL #3.f: Re-elect Mr. Paul Arthur Theys as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.g: Re-elect The Honorable Sir Michael              ISSUER            YES             FOR                  FOR

Kadoorie as a Director

PROPOSAL #4: Re-appoint Price water house Coopers as         ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the

Directors to fix Auditors remuneration for the YE 31

DEC 2010

PROPOSAL #5: Approve the remuneration payable to the         ISSUER            YES             FOR                  FOR

Non-Executive Directors including Independent Non-

Executive Directors who serve on the Board and the

following Board committees of the Company be fixed at

 the levels as shown below for each financial year

until the Company in general meeting otherwise

determines; such remuneration to take effect from 28

APR 2010 and be payable to Directors on a pro rata

basis for the financial year ending 31 DEC 2010 as

specified

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot, issue and dispose of additional shares in

the Company and to make or grant offers, agreements,

options and warrants during and after the end of the

relevant period, not exceeding the aggregate of a)

the aggregate nominal value of share capital allotted

 or agreed conditionally or unconditionally to be

allotted by the Directors of the Company pursuant to

i) a rights issue; or ii) any option scheme or

similar arrangement for the time being adopted for

the grant or issue to the officers and/or employees

of the Company and/or any of its subsidiaries of

shares or right to acquire shares of the Company; or

iii) any scrip dividend or similar arrangement

pursuant to the Articles of Association of the

Company from time to time, CONTD.

PROPOSAL #7: Authorize the Directors to purchase or          ISSUER            YES             FOR                  FOR

otherwise acquire shares of HKD 5.00 each in the

capital of the Company during the relevant period,

subject to and in accordance with all applicable laws

 and the requirements of the Rules Governing the

Listing of Securities on The Stock Exchange of Hong

Kong Limited, provided that the aggregate nominal

amount of the shares so purchased or otherwise

acquired shall not exceed 10% of the aggregate

nominal amount of the share capital of the Company in

 issue at the date of this resolution;  Authority

expires the earlier of the conclusion of the next AGM

 or the expiration of the period within which the

next AGM is to be held by law

PROPOSAL #8: Approve, conditional upon the passing of        ISSUER            YES             FOR                  FOR

 Resolutions 6 and 7 as set out in the notice

convening this meeting, the aggregate nominal amount

of the shares which are purchased or otherwise

acquired by the Company pursuant to Resolution 7

shall be added to the aggregate nominal amount of the

 shares which may be issued pursuant to Resolution 6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CMC MAGNETICS CORP

  TICKER:                  N/A                 CUSIP:   Y1661J109

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board Meeting

PROPOSAL #A.4: The status of the issuance of new                ISSUER             NO              N/A                  N/A

shares via private placement

PROPOSAL #A.5: The status of assets impairment                    ISSUER             NO              N/A                  N/A

PROPOSAL #A.6: The procedures of transferring buy              ISSUER             NO              N/A                  N/A

back treasury stocks to employees

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal

PROPOSAL #B.5: Approve the issuance of new shares via        ISSUER            YES             FOR                  FOR

 private placement

PROPOSAL #B.6: Approve to revise the procedures                 ISSUER            YES         AGAINST           AGAINST

monetary loans, endorsement and guarantee

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CME GROUP

  TICKER:                  CME                 CUSIP:   12572Q105

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: TERRENCE A. DUFFY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES P. CAREY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK E. CERMAK                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARTIN J. GEPSMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEO MELAMED                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH NICIFORO                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.C. ODOM II                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. SANDNER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS A. SUSKIND                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY ERNST & YOUNG LLP AS OUR                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNA FINANCIAL CORPORATION

  TICKER:                  CNA                 CUSIP:   126117100

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PAUL J. LISKA                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSE O. MONTEMAYOR                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS F. MOTAMED                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DON M. RANDEL                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH ROSENBERG                                  ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ANDREW H. TISCH                                    ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JAMES S. TISCH                                     ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MARVIN ZONIS                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: AMENDMENT AND APPROVAL OF THE CNA                 ISSUER            YES             FOR                  FOR

FINANCIAL CORPORATION INCENTIVE COMPENSATION PLAN.

PROPOSAL #03: APPROVAL OF DELOITTE & TOUCHE LLP AS            ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNOOC LTD

  TICKER:                  N/A                 CUSIP:   Y1662W117

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive and approve the audited                   ISSUER            YES             FOR                  FOR

statement of accounts together with the report of the

 Directors and Independent Auditors report thereon

for the YE 31 DEC 2009

PROPOSAL #A.2: Declare a final dividend for the YE 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #A.3.1: Re-election of Mr. Tse Hau Yin,                ISSUER            YES             FOR                  FOR

Aloysius as an Independent Non-Executive Director

PROPOSAL #A.3.2: Re-election of Mr. Zhou Shouwei as          ISSUER            YES             FOR                  FOR

an Non-executive Director

PROPOSAL #A.3.3: Re-election of Mr. Yang Hua as an            ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #A.3.4: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

fix the remuneration of each of the Directors

PROPOSAL #A.4: Reelection of Mr. Chiu Sung Hong as            ISSUER            YES             FOR                  FOR

Independent Non-Executive Director and authorize the

Board of Directors to fix his remuneration

PROPOSAL #A.5: Re-appointment the Company's                        ISSUER            YES             FOR                  FOR

Independent Auditor and authorize the Board of

Directors to fix their remuneration

PROPOSAL #B.1: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to repurchase shares in the capital of

the Company not exceeding 10% of the share captial of

 the Company in issue as at the date of passing of

this resolution

PROPOSAL #B.2: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with

additional shares in the capital of the Company not

exceeding 20% of the share captial of the Company in

issue as at the date of passing of this resolution

PROPOSAL #B.3: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with shares in

 the capital of the Company by the aggregate number

of shares repurchased, which shall not exceeding 10%

of the share captial of the Company in issue as at

the date of passing of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNP ASSURANCES, PARIS

  TICKER:                  N/A                 CUSIP:   F1876N318

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the Statutory Auditors special        ISSUER            YES             FOR                  FOR

 report on the regulated Agreements

PROPOSAL #O.5: Ratify the regulated agreement between        ISSUER            YES         AGAINST           AGAINST

 the Company and Mr. Gilles Benoist, General Director

PROPOSAL #O.6: Ratify the co-optation of Mr. Tommaso         ISSUER            YES             FOR                  FOR

Padoa-Schioppa as the Board Member

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Companys own shares in the stock market

PROPOSAL #O.8: Appointment of The Firm 'Cabinet                 ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Audit' represented by Mr. Eric

 Dupont for a 6 year period as a Statutory Auditor

and Mr. Yves Nicolas for a 6 year period as a Deputy

Auditor

PROPOSAL #O.9: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Firm 'Mazars' as Statutory Auditor for a 6 year

period and to renew the appointment of Mr. Michel

Barbet Massin as Deputy Auditor for a 6 year period

PROPOSAL #E.10: Approve the division of the nominal          ISSUER            YES             FOR                  FOR

value of the Companys shares by four, to bring it

from 4 Euros to 1 Euro

PROPOSAL #E.11: Approve the consequential amendment          ISSUER            YES             FOR                  FOR

of Article 7 of the statutes, concerning the share

PROPOSAL #E.12: Approve the powers of the formalities        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNPC (HONG KONG) LTD

  TICKER:                  N/A                 CUSIP:   G2237F100

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions contemplated          ISSUER            YES             FOR                  FOR

under the Acquisition Agreement [as specified in the

circular of the Company dated 02 OCT 2009 [the

Circular]] [a copy of which is tabled at the meeting

and marked A and initialled by the Chairman of the

meeting for identification purpose]; and authorize

any 1 Director [if execution under the common seal of

 the Company is required, any 2 Directors] of the

Company for and on behalf of the Company to sign, and

 where required, to affix the common seal of the

Company to any documents, instruments or agreements,

and to do any acts and things deemed by him to be

necessary or expedient in order to give effect to the

 Zhongyou Zhongtai Acquisition

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNPC HONG KONG LTD

  TICKER:                  N/A                 CUSIP:   G2237F126

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the transactions contemplated            ISSUER            YES             FOR                  FOR

under the Huayou Share Acquisition Agreement  as

specified in the circular of the Company in respect

of the Huayou Share Acquisition and the Xinjiang

Xinjie Assets Disposal dated 13 JAN 2010  the Huayou

and Xinjiang Xinjie Circular    as specified ; and

authorize any 1 Director  if execution under the

common seal of the Company is required, any 2

Directors  of the Company for and on behalf of the

Company to sign, and where required, to affix the

common seal of the Company to any documents,

instruments or agreements, and to do any acts and

things deemed by him to be necessary or expedient in

order to give effect to the Huayou Share Acquisition

 as specified in the Huayou and Xinjiang Xinjie

PROPOSAL #2: Approve the transactions contemplated            ISSUER            YES             FOR                  FOR

under the Refined Oil Storage Assets Disposal

Agreement and the Refined Oil Pipeline Transmission

Assets Disposal Agreement  both as specified in the

Huayou and Xinjiang Xinjie Circular   as specified ;

and authorize any 1 Director  if execution under the

common seal of the Company is required, any 2

Directors  of the Company for and on behalf of the

Company to sign, and where required, to affix the

common seal of the Company to any documents,

instruments or agreements, and to do any acts and

things deemed by him to be necessary or expedient in

order to give effect to the Xinjiang Xinjie Assets

Disposal  as specified in the Huayou and Xinjiang

Xinjie Circular

PROPOSAL #3: Approve the transactions contemplated            ISSUER            YES         AGAINST           AGAINST

under the Financial Services Agreement as specified

in the circular of the Company dated 13 JAN 2010  the

 CCT Circular   as specified ; and authorize any 1

Director  if execution under the common seal of the

Company is required, any 2 Directors  of the Company

for and on behalf of the Company to sign, and where

required, to affix the common seal of the Company to

any documents, instruments or agreements, and to do

any acts and things deemed by him to be necessary or

expedient in order to give effect to the transactions

 contemplated under the Financial Services Agreement

PROPOSAL #4: Approve the revised annual caps for the         ISSUER            YES         AGAINST           AGAINST

Continuing Connected Transactions  as specified in

the CCT Circular  under categories  a  i  and  a  ii

 for each of the 2 financial years ending 31 DEC 2011

 as set out in the Letter from the Board in the CCT

Circular; authorize any 1 Director  if execution

under the common seal of the Company is required, any

 2 Directors  of the Company for and on behalf of the

 Company to sign, and where required, to affix the

common seal of the Company to any documents,

instruments or agreements, and to do any acts and

things deemed by him to be necessary or expedient in

order to give effect to the revised annual caps for

the Continuing Connected Transactions under

categories  a  i  and  a  ii  for each of the 2

financial years ending 31 DEC 2011 as set out in the

Letter from the Board in the CCT Circular

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CNPC HONG KONG LTD

  TICKER:                  N/A                 CUSIP:   G2237F126

  MEETING DATE:      3/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to and conditional            ISSUER            YES             FOR                  FOR

upon the approval of the Registrar of Companies in

Bermuda being obtained, to change the name of the

Company from CNPC  Hong Kong  Limited to Kunlun

Energy Company Limited and adopt the specified

Chinese name as the secondary name of the Company to

replace the existing Chinese name  which was adopted

for identification purpose only  and authorize any

Director or the Company Secretary  if execution under

 the common seal of the Company is required, any two

Directors or any one Director and the Company

Secretary  of the Company generally to do all such

acts and things and execute all documents and deeds

as he may consider necessary or expedient to give

effect to the aforesaid change of name and adoption

of secondary name for and on behalf of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COACH, INC.

  TICKER:                  COH                 CUSIP:   189754104

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LEW FRANKFORT                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN KROPF                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY LOVEMAN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IVAN MENEZES                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IRENE MILLER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL MURPHY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JIDE ZEITLIN                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO REAPPROVE THE PERFORMANCE CRITERIA          ISSUER            YES             FOR                  FOR

UNDER THE COACH, INC. 2004 STOCK INCENTIVE PLAN.

PROPOSAL #03: TO VOTE ON A STOCKHOLDER PROPOSAL.            SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COBHAM PLC

  TICKER:                  N/A                 CUSIP:   G41440143

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the reports of the Directors and        ISSUER            YES             FOR                  FOR

 Auditors and the audited financial statements for

the YE 31 2009 now laid before the meeting

PROPOSAL #2: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009 contained in the 2009

report and accounts now laid before the meeting

PROPOSAL #3: Declare the final dividend of 3.97p per         ISSUER            YES             FOR                  FOR

Ordinary Share of 2.5p in the capital of the Company

recommended by the Directors payable on 05 JUL 2010

to ordinary shareholders on the register as at the

close of business on 28 MAY 2010

PROPOSAL #4: Re-elect M. Beresford as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect M. Ronald as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect A. Stevens as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect W. Tucker as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Elect J. Devaney as a Director                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company to hold office until the

 conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #10: Approve to determine the remuneration          ISSUER            YES             FOR                  FOR

of the Auditors by the Directors

PROPOSAL #S.11: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with the Company's Article of Association and the

Companies Act 2006, to make market purchases  within

the meaning of Section 693 4  of the Companies Act

2006  of Ordinary Shares of 25p each in the capital

of the Company  Ordinary Shares  on such terms and in

 such a manner as the Directors of the Company may

from time to time determine provided that  i  the

maximum number of ordinary shares that may be

purchased under this authority is 114,899,393;  ii

the maximum price which may be paid for an ordinary

share purchased under this authority shall not be

more than the higher of an amount equal to 105% of

the average of the middle market prices shown in the

quotations for ordinary shares in the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which that

ordinary share is purchased and the amount stipulated

 by Article 5 1  of the Buy-back and Stabil

PROPOSAL #12: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006, to allot shares in the Company or grant rights

to subscribe for, or convert any security into shares

 in the Company:  i  up to a maximum nominal amount

of GBP 9,574,949  such amount to be defined in

Section 560 of the Companies Act 2006  allotted under

 paragraph  ii  below in excess of GBP 9,574,949 ;

and  ii  comprising equity securities  as defined in

section 560 of the Companies Act 2006  up to a

maximum nominal amount of GBP 19,149,899  such amount

 to be reduced by any shares allotted or rights

granted under paragraph  i  above  in connection with

 an offer by way of a rights issue:  A  to holders of

 ordinary shares in proportion  as nearly as may be

practicable  to their existing holdings; and  B  to

holders of other equity; securities if this is

required by the rights of those securities or, if the

 Directors consider it necessary, Cont

PROPOSAL #S.13: Authorize the Directors  i   subject         ISSUER            YES             FOR                  FOR

to the passing of resolution 12  to allot equity

securities  as defined in Section 560 of the

Companies Act 2006 for cash pursuant to the authority

 conferred on them by that resolution under Section

551 of that Act; and  ii  to allot equity securities

as defined in Section 560 3  of that Act  sale of

treasury shares  for cash, in either case as if

Section 561 of that Act did not apply to the

allotment but this power shall be limited:  A  to the

 allotment of equity securities in connection with an

 offer or issue of equity Securities  but in the case

 of the authority granted under resolution 12 a  ii ,

 by way of a rights issue only to or in favour of:  I

  holders of ordinary shares in proportion  as nearly

 as may be practicable  to their existing holdings;

and  II} holders of other equity securities if this

is required by the rights of those securities or if

the Directors consider it necessary, Contd.

PROPOSAL #S.14: Amend, with effect from the                        ISSUER            YES             FOR                  FOR

conclusion of the AGM  a  the Articles of Association

 of the Company by deleting all the provisions of the

 Company's Memorandum of Association which by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and  b  adopt the Articles of

Association as specified, as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

PROPOSAL #15: Approve the amendments to the Cobham            ISSUER            YES             FOR                  FOR

plc Share Incentive Plan SIP , as specified, so that

the Company can  subject to obtaining the approval of

 Her Majesty's Revenue and Customs  HMRC  to the

amendments  continue to operate the SIP until 15 JUN

2020 and authorize the Company Secretary to obtain

the approval of HMRC to the amendments and make any

other amendments required by HMRC in order to

maintain the approval of the SIP

PROPOSAL #S.16: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company, other than an AGM of the Company, may be

 called on not less than 14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA COLA HELLENIC BOTTLING CO SA, ATHENS

  TICKER:                  N/A                 CUSIP:   X1435J139

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the share capital          ISSUER             NO              N/A                  N/A

of the Company through the capitalization of reserves

 by increasing the nominal value of each share of the

 Company

PROPOSAL #2.: Approve to decrease the share capital          ISSUER             NO              N/A                  N/A

of the Company through a reduction of the nominal

value of the shares of the Company and return of an

equal amount of capital to the shareholders in cash,

grant the relevant authorizations to the Board of

Directors of the company in relation to the return to

 the shareholders of the amount of the decrease of

capital through payment in cash, the record date, as

well as the date of the initiation of the return of

PROPOSAL #3.: Amend the Article 3 of the Articles of         ISSUER             NO              N/A                  N/A

Association of the Company, and approve the

codification of the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA-COLA AMATIL LTD

  TICKER:                  N/A                 CUSIP:   Q2594P146

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Discussion of the accounts for the YE 31        ISSUER             NO              N/A                  N/A

 DEC 2009 and the reports of the Directors and Auditor

PROPOSAL #2: Adopt the remuneration report contained         ISSUER            YES             FOR                  FOR

within the accounts for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect Ms. Jillian Broadbent, AO  as        ISSUER            YES             FOR                  FOR

 a Director, who retires in accordance with Article

6.3(b) of the Constitution

PROPOSAL #3.b: Re-elect Mr. Geoffrey Kelly as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article

6.3(b) of the Constitution

PROPOSAL #3.c: Re-elect Mr. Martin Jansen as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article

6.3(i) of the Constitution

PROPOSAL #4: Approve to permit the Directors to                 ISSUER            YES             FOR                  FOR

invite Mr. T. J. Davis to participate in the Coca-

Cola Amatil Limited 2010-2012 Long Term Incentive

Share Plan by offering him rights to acquire up to

247,844 fully paid ordinary shares in the Company in

the manner as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA-COLA ENTERPRISES INC.

  TICKER:                  CCE                 CUSIP:   191219104

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: L. PHILLIP HUMANN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUZANNE B. LABARGE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VERONIQUE MORALI                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHOEBE A. WOOD                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: AN AMENDMENT TO THE 2007 INCENTIVE                ISSUER            YES             FOR                  FOR

AWARD PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2010.

     THE BOARD OF DIRECTORS RECOMMENDS             A

VOTE AGAINST PROPOSAL 4.

PROPOSAL #04: SHAREOWNER PROPOSAL TO REQUEST                  SHAREHOLDER        YES             FOR               AGAINST

SHAREOWNER APPROVAL OF CERTAIN SEVERANCE AGREEMENTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA-COLA HELLENIC BOTTLING CO S A

  TICKER:                  N/A                 CUSIP:   X1435J139

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the management report by the            ISSUER             NO              N/A                  N/A

Board of Directors and of the audit certificate by

the Company's Chartered Auditor Accountant on the

Company's financial statements and activities for the

 FY which ended on 31 DEC 2009

PROPOSAL #2.: Approve the Company's annual financial         ISSUER             NO              N/A                  N/A

statements for the FY which ended on 31 DEC 2009 and

of the consolidated financial statements

PROPOSAL #3.: Approve the release of the members of          ISSUER             NO              N/A                  N/A

the Board of Directors and the Auditors of the

Company from any liability for their activity during

the FY ended on 31 DEC 2009

PROPOSAL #4.: Approve the remuneration of the members        ISSUER             NO              N/A                  N/A

 of the Board of Directors for their participation in

 the meetings of the Board of Directors and for their

 services to the Company for the FY 2009 and pre

approval of remuneration for the FY 2010

PROPOSAL #5.: Election of the Statutory Auditors for         ISSUER             NO              N/A                  N/A

the FY 2010 01 JAN 2010, 31 DEC 2010 and

determination of their fees

PROPOSAL #6.: Approve the distribution of profits              ISSUER             NO              N/A                  N/A

dividend for the FY 2009

PROPOSAL #7.: Approve the election of a new member of        ISSUER             NO              N/A                  N/A

 the Board of Directors to replace a member who

resigned from the Board of Directors

PROPOSAL #8.: Amend the Article 2 of the Articles of         ISSUER             NO              N/A                  N/A

Association regarding the Company's objects

PROPOSAL #9.: Amend the terms of existing programmes         ISSUER             NO              N/A                  N/A

for the granting of stock options to the personnel of

 the Company and its affiliated Companies, pursuant

to Article 13, Paragraph 13 of Codified Law 2190/1920

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA-COLA ICECEK A S

  TICKER:                  N/A                 CUSIP:   M253EL109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the Presidential        ISSUER             NO              N/A                  N/A

 Board

PROPOSAL #2: Approve the authority to Chairmanship to        ISSUER             NO              N/A                  N/A

 sign the minutes of the meeting

PROPOSAL #3: Approve the activities and Accounts of          ISSUER             NO              N/A                  N/A

2009 presenting the reports of Board members,

Auditors and Independent Auditors, presenting

information about the information policy and

Corporate Governance adaptation

PROPOSAL #4: Approve the deliberatin and 2009 balance        ISSUER             NO              N/A                  N/A

 sheet and income statements

PROPOSAL #5: Approve the members of the Board of                ISSUER             NO              N/A                  N/A

Directors for the Company's activities in 2009

PROPOSAL #6: Approve the members of the Auditors for         ISSUER             NO              N/A                  N/A

the Company's activities in 2009

PROPOSAL #7: Election of the Auditors and apprvoe to         ISSUER             NO              N/A                  N/A

determine their salaries

PROPOSAL #8: Approve the decision on profit                        ISSUER             NO              N/A                  N/A

distribution for YE 2009

PROPOSAL #9: Approve the presentation of information         ISSUER             NO              N/A                  N/A

to the shareholders about the donations and

contributions to foundations and organizations

PROPOSAL #10: Approve the salaries of John Paul Sechi        ISSUER             NO              N/A                  N/A

  and  Gerard a Reidy

PROPOSAL #11: Authorize the Board members according          ISSUER             NO              N/A                  N/A

to the Articles 334 and 335 of the Turkish Commercial

PROPOSAL #12: Election of the Independent Auditing            ISSUER             NO              N/A                  N/A

Firm elected by the Board of Directors

PROPOSAL #13: Approve presentation of information to         ISSUER             NO              N/A                  N/A

the shareholders about the assurances given to the

third parties

PROPOSAL #14: Amend the Company Article 3 according          ISSUER             NO              N/A                  N/A

to the rules of Capital markets Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCA-COLA WEST COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J0814U109

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Policy regarding Large-scale            ISSUER            YES         AGAINST           AGAINST

Purchases of Company Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COCHLEAR LIMITED

  TICKER:                  N/A                 CUSIP:   Q25953102

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the Company's                 ISSUER            YES             FOR                  FOR

financial report, the Directors' report and the

Auditor's report in respect of the FYE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect Mr. Rick Holliday-Smith as a         ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with the Company's Constitution

PROPOSAL #3.2: Re-elect Mr. Andrew Denver as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with the Company's Constitution

PROPOSAL #4.: Approve to issue, allocation or                     ISSUER            YES             FOR                  FOR

transfer of securities to the Chief Executive

Officer/President, Dr. Christopher Roberts under the

Cochlear Executive Long Term Incentive Plan as

specified

PROPOSAL #S.5: Approve to renew the Proportional                ISSUER            YES             FOR                  FOR

Takeover Provisions as specified in Article 7.7 and

Schedule 1 of the Company's Constitution for a period

 of 3 years from and including the date of this

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COGNIZANT TECHNOLOGY SOLUTIONS CORP.

  TICKER:                  CTSH               CUSIP:   192446102

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN E. KLEIN               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LAKSHMI NARAYANAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MAUREEN                        ISSUER            YES             FOR                  FOR

BREAKIRON-EVANS

PROPOSAL #02: TO AMEND AND RESTATE THE COGNIZANT                ISSUER            YES             FOR                  FOR

TECHNOLOGY SOLUTIONS CORPORATION 2004 EMPLOYEE STOCK

PURCHASE PLAN TO, AMONG OTHER THINGS, INCREASE THE

NUMBER OF SHARES OF CLASS A COMMON STOCK RESERVED FOR

 ISSUANCE THEREUNDER FROM 6,000,000 SHARES TO

9,000,000 SHARES.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING

 DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLBUN SA

  TICKER:                  N/A                 CUSIP:   P2867K130

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the modification of social by            ISSUER            YES             FOR                  FOR

laws as regards to stipulations related to the

approval of operations with related parties and

agreements of the Board of Directors, specifically

Articles 16th, 16th BIS and 17th , including the

elimination of any of them, in order to fit them to

the modifications introduced by law 10.382 to the law

 18.046 regarding stock Companies

PROPOSAL #2: Approve, agree and set forth the updated        ISSUER            YES             FOR                  FOR

 and integrated text of social by laws of Colbun

S.A., incorporating the modifications to be approved

by the meeting in respect to the foregoing matters,

eliminating from them the transitory provisions which

 have no longer effectiveness or application

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLGATE-PALMOLIVE (INDIA) LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y1673X104

  MEETING DATE:      7/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009 and the profit and loss account for

the YE on that date and the reports of the Directors

and the Auditors

PROPOSAL #2.: Re-appoint Mr. R.A. Shah as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #3.: Re-appoint Mr. K.V. Vaidyanathan as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #S.4: Approve, pursuant to Section 163 of            ISSUER            YES             FOR                  FOR

the Companies Act, 1956 [hereinafter called the Act]

and in supersession of the special resolution passed

at the 52 AGM of the Company held on 23 SEP 1993,

that the registers of members, indices of members,

copies of all annual returns prepared by the Company

under Section 159 of the Act together with copies of

certificates and documents required to be annexed

thereto under Section 161 of the Act or any one or

more of them and other related books shall, with

effect from 01 AUG 2009 be kept at the offices of

Messrs. Sharepro Services [India] Private Limited the

 registrars and share transfer agents, at 912, Raheja

 Centre, Free Press Journal Road, Nariman Point,

Mumbai 400 021 and/or at 13AB, Samhita Warehousing

Complex, Second Floor, Sakinaka Telephone Exchange

Lane, Off Andheri-Kurla Road, Sakinaka, Andheri -

East, Mumbai 400 072 instead of at the Registered

Office of the Company and that the registers,

indices, returns, books, certificates and documents

of the Company required to be maintained and kept

open for inspection by the Members and/or any persons

 entitled thereto under the Act, be kept open for

such inspection, at the place where they are kept, to

 the extent, in the manner and on payment of the

fees, if any, specified in the act between the hours

of 11:00 a.m. and 1:00 p.m. on any working day

[excluding Saturday] and except when the registers

and books are closed under the Provisions of the Act

or the Articles of Association of the Company

PROPOSAL #5.: Appoint the Auditors and approve to fix        ISSUER            YES             FOR                  FOR

 their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLGATE-PALMOLIVE COMPANY

  TICKER:                  CL                   CUSIP:   194162103

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN T. CAHILL             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: IAN COOK                       ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: HELENE D. GAYLE           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ELLEN M. HANCOCK         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOSEPH JIMENEZ             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DAVID W. JOHNSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RICHARD J. KOGAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DELANO E. LEWIS           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: J. PEDRO REINHARD        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: STEPHEN I. SADOVE        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY SELECTION OF                                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS COLGATE'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION.      ISSUER            YES             FOR                  FOR

PROPOSAL #04: STOCKHOLDER PROPOSAL ON CHARITABLE           SHAREHOLDER        YES         ABSTAIN           AGAINST

CONTRIBUTIONS.

PROPOSAL #05: STOCKHOLDER PROPOSAL ON SPECIAL                 SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDER MEETINGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLOPLAST A/S, HUMLEBAEK

  TICKER:                  N/A                 CUSIP:   K16018184

  MEETING DATE:      12/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report on the            ISSUER            YES             FOR                  FOR

activities of the Company in the past FY

PROPOSAL #2.: Receive and approve the audited annual         ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Approve the distribution of profit                ISSUER            YES             FOR                  FOR

according to the approved annual report

PROPOSAL #4.a: Amend Article 7(1) to the Company's            ISSUER            YES             FOR                  FOR

Articles of Association as specified

PROPOSAL #4.b: Approve the general guidelines for the        ISSUER            YES             FOR                  FOR

 Company's remuneration of Members of the Board of

Directors and the Executive Management; and amend the

 Sections 4, 5, 6 on remuneration of the Members of

the Executive Management as specified

PROPOSAL #4.c: Authorize the Company's Board of                 ISSUER            YES             FOR                  FOR

Directors to allow the Company to acquire treasury

shares representing up to 10% of the Company's share

capital pursuant to the provisions of Section 48 of

the Danish Public Companies Act, the highest and

lowest amount to be paid for the shares is the price

applicable at the time of purchase +/-10%; [Authority

 shall be valid until the Company's AGM to be held in

 2010]

PROPOSAL #5.: Re-elect Messrs. Michael Pram Rasmussen        ISSUER            YES             FOR                  FOR

 [Chairman], Niels Peter Louis-Hansen, BCom [Deputy

Chairman], Sven Hakan Bjorklund, Per Magid, Attorney,

 Torsten E. Rasmussen, Jorgen Tang-Jensen and Ingrid

Wiik as the Directors

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers                 ISSUER            YES             FOR                  FOR

Statsautoriseret Revisionsaktieselskab as the

Company's Auditors

PROPOSAL #7.: Any other business                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLRUYT SA

  TICKER:                  N/A                 CUSIP:   B26882165

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the specified reports                         ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Approve the annual accounts of the              ISSUER             NO              N/A                  N/A

Company

PROPOSAL #2.B: Approve the consolidated annual                   ISSUER             NO              N/A                  N/A

accounts of the Colruyt Group

PROPOSAL #3.: Approve the specified dividend                       ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approve the specified distribution of          ISSUER             NO              N/A                  N/A

the profits

PROPOSAL #5.: Approve the distribution of profits to         ISSUER             NO              N/A                  N/A

the employees of the Company and the Colruyt Group

who have chosen to receive their profit share, as

referred to in Item 4 above, in the form of shares,

will be paid with treasury shares of the NV Etn. Fr.

Colruyt repurchased by the Company

PROPOSAL #6.: Grant discharge to the Directors                    ISSUER             NO              N/A                  N/A

PROPOSAL #7.: Grant discharge to the Statutory Auditor      ISSUER             NO              N/A                  N/A

PROPOSAL #8.A: Approve to renew the mandate of SA              ISSUER             NO              N/A                  N/A

Farik [permanently represented by Mr. Frans Colruyt],

 for a term of 4 years, that is expiring at the AGM

of 2013

PROPOSAL #8.B: Approve to renew the mandate of SA              ISSUER             NO              N/A                  N/A

Herbeco [permanently represented by Mr. Piet

Colruyt], for a term of 4 years that is expiring at

the AGM of 2013

PROPOSAL #8.C: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Frans Colruyt, for a term of 4 years, that is

expiring at the AGM of 2013

PROPOSAL #9.: Questions at the end of the meeting               ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COLRUYT SA

  TICKER:                  N/A                 CUSIP:   B26882165

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.1: Report of the Board of Directors of 07        ISSUER             NO              N/A                  N/A

 SEP 2009, giving a description and detailed

justification of the proposed capital increase with

the pre-emptive right waived in the interests of the

Company, in the favour of the employees of the

Company and the Colruyt Group who meets the criteria

described in the said report

PROPOSAL #I.2: Report of CVBA KPMG, represented by            ISSUER             NO              N/A                  N/A

Mr. E. Helsen, Auditor, drawn up on 29 SEP 2009 in

accordance with Article 596 of the Companies Act

PROPOSAL #I.3: Approve to issue a maximum of 200,000         ISSUER             NO              N/A                  N/A

new registered shares without face value, under the

conditions as specified in the report of the Board of

 Directors mentioned above

PROPOSAL #I.4: Approve to set the issue price on the         ISSUER             NO              N/A                  N/A

basis of the average stock market price of the

ordinary Colruyt share over the 30 days preceding the

 EGM that will decide upon this issue, after

application of a maximum discount of 20%

PROPOSAL #I.5: Approve to waive the pre-emptive                 ISSUER             NO              N/A                  N/A

subscription right to these shares as given to

shareholders by Article 595 and onwards of the

Companies Act, in the favor of employees as mentioned

 above, in the interests of the Company

PROPOSAL #I.6: Approve to increase the share capital,        ISSUER             NO              N/A                  N/A

 under the suspensive condition of subscription, by

the issue of the new shares mentioned above, under

the conditions specified above, and at the issue

price set by the EGM and to set the maximum amount by

 which the share capital can be increased after

subscription, by multiplying the issue price of the

new shares set by the EGM with the maximum number of

new shares to be issued, subscription to the new

shares shall be reserved for employees of the Company

 and its related Companies, as specified above, the

capital shall only be increased in the event of

subscription, and this by the amount of this

subscription, If the number of shares subscribed to

is greater than the specified maximum number of new

shares to be issued, there shall be a distribution

whereby in the first instance the possibility of

obtaining the maximum tax benefit for each employee

shall be considered, and in the next stage a

proportionate decrease shall be applied in relation

to the number of shares subscribed to by each employee

PROPOSAL #I.7: Approve to open the subscription                 ISSUER             NO              N/A                  N/A

period on 20 OCT 2009 and close it on 20 NOV 2009

PROPOSAL #I.8: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

receive the subscription applications, to collect and

 receive the contributions, at the end of the

subscription period to determine the number of shares

 subscribed as well as the subscribed amount, to set

the capital increase by this amount within the

maximum amount set by the EGM, and to certify by

notary the realization of the capital increase within

 the same limit, the payment of it in cash, as well

as the resulting change of the amount of the share

capital and the number of shares stated in article 5

Share capital of the Articles of association, and to

execute the resolutions of the EGM for all these

transactions, and to this end to set all conditions,

insofar as they have not been set by the EGM, to make

 all agreements, and in general to take any action

PROPOSAL #II1.1: Report of the Board of Directors of         ISSUER             NO              N/A                  N/A

07 SEP 2009 justifying the proposal to amend the

Company's objects [Article 599 of the Companies Code]

 with the  status of the assets and liabilities of 31

 JUL 2009 annex thereof

PROPOSAL #II1.2: Report of CVBA KPMG, represented by         ISSUER             NO              N/A                  N/A

Mr. E. Helsen, Auditor, concerning the status of the

assets and liabilities enclosed with the report of

the Board of Directors mentioned under 1 above, drawn

 up on 20 SEP 2009 in accordance with Article 559 of

the Companies Code

PROPOSAL #II1.3: Approve to adapt and clarify the              ISSUER             NO              N/A                  N/A

penultimate paragraph of Article 3 of the Articles of

 Association as specified

PROPOSAL #II.2: Approve to replace the words '18                ISSUER             NO              N/A                  N/A

months' in the third paragraph of this Article with

the words 'five years'

PROPOSAL #III.1: Report of the Board of Directors of         ISSUER             NO              N/A                  N/A

07 SEP 2009 justifying the proposal to authorize the

purchase of own shares by the company and the

subsidiaries [Articles 620 and 627 of the Companies

Code) and to annul the own shares of the Company]

PROPOSAL #III.2: Authorize the Board of Directors of         ISSUER             NO              N/A                  N/A

the Company and the Board of Directors of the

Subsidiaries, as defined in Article 627 of the

Companies Code, to acquire a maximum total of

6,682,898 own shares of the Company on behalf of the

Company and/or on behalf of the subsidiary[-ies], for

 a minimum price of 50 Euros per share, and for a

maximum price of 300 Euros per share, insofar as this

 price is within the minimum/maximum limit conveyed

in Article 12, 3rd paragraph of the Articles of

Association, this authorization shall apply for a

period of 5 years, starting on the day on which this

agenda is decided upon, this authorization shall

replace the authorization given by the EGM of

Shareholders of the Company of 10 OCT 2008, which

would lapse in APR 2010

PROPOSAL #IV.: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

nullify the treasury shares purchased, at times the

Board deems appropriate, if deemed opportune by the

Board, in blocks of at least 500,000 shares, and this

 coupled with the diminution of the corresponding

unavailable reserves, so that the value of the shares

 is registered at the time of the nullification, the

Board of Directors is allowed to use this

authorization at all times, if he wishes so

repetitively, and to freely choose the time of the

nullification and to correct the numbers of shares in

 the Articles of Association and to have the

amendment to the Articles of Association required as

a result thereof, executed before a notary public

PROPOSAL #V.: Authorize the Board of Directors of the        ISSUER             NO              N/A                  N/A

 Company to execute the decisions of the EGM and to

take any action necessary to that end

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMCAST CORPORATION

  TICKER:                  CMCSA             CUSIP:   20030N101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: S. DECKER ANSTROM                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH J. BACON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHELDON M. BONOVITZ                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD D. BREEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JULIAN A. BRODSKY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH J. COLLINS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. MICHAEL COOK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD L. HASSELL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY A. HONICKMAN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN L. ROBERTS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH J. ROBERTS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. JUDITH RODIN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL I. SOVERN                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS

PROPOSAL #03: APPROVAL OF OUR 2006 CASH BONUS PLAN             ISSUER            YES             FOR                  FOR

PROPOSAL #04: TO PROVIDE FOR CUMULATIVE VOTING IN THE   SHAREHOLDER        YES         AGAINST               FOR

 ELECTION OF DIRECTORS

PROPOSAL #05: TO ADOPT AND DISCLOSE A SUCCESSION           SHAREHOLDER        YES         AGAINST               FOR

PLANNING POLICY AND ISSUE ANNUAL REPORTS ON

SUCCESSION PLAN

PROPOSAL #06: TO REQUIRE THAT THE CHAIRMAN OF THE          SHAREHOLDER        YES         AGAINST               FOR

BOARD NOT BE A CURRENT OR FORMER EXECUTIVE OFFICER

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMERICA INCORPORATED

  TICKER:                  CMA                 CUSIP:   200340107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RALPH W. BABB, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES F. CORDES           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JACQUELINE P. KANE      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG AS INDEPENDENT AUDITORS

PROPOSAL #03: APPROVAL OF A NON-BINDING, ADVISORY              ISSUER            YES             FOR                  FOR

PROPOSAL APPROVING EXECUTIVE COMPENSATION

PROPOSAL #04: APPROVAL OF THE COMERICA INCORPORATED          ISSUER            YES             FOR                  FOR

2006 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

PROPOSAL #05: APPROVAL OF AMENDMENTS TO THE                        ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION TO ELIMINATE THE

CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS

PROPOSAL #06: SHAREHOLDER PROPOSAL-REQUESTING THAT        SHAREHOLDER        YES             FOR               AGAINST

THE BOARD OF DIRECTORS TAKE STEPS TO ELIMINATE

SHAREHOLDER SUPERMAJORITY VOTING PROVISIONS

PROPOSAL #07: SHAREHOLDER PROPOSAL-REQUESTING THAT        SHAREHOLDER        YES         AGAINST               FOR

THE BOARD OF DIRECTORS ADOPT A POLICY TO CONSIDER

SEEKING RECOUPMENT OF EXECUTIVE COMPENSATION AWARDS

PROPOSAL #08: SHAREHOLDER PROPOSAL-REQUESTING THAT A    SHAREHOLDER        YES         AGAINST               FOR

COMMITTEE OF THE BOARD OF DIRECTORS ADOPT A PAY FOR

SUPERIOR PERFORMANCE PRINCIPLE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMFORTDELGRO CORP LTD

  TICKER:                  N/A                 CUSIP:   Y1690R106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and audited financial statements for the FYE 31 DEC

2009 together with the Auditors' report thereon

PROPOSAL #2: Declare a tax-exempt one-tier final                ISSUER            YES             FOR                  FOR

dividend of 2.67 cents per ordinary share in respect

of the FYE 31 DEC 2009

PROPOSAL #3: Approve the payment of the Directors'            ISSUER            YES             FOR                  FOR

fees of SGD 537,500 for the FYE 31 DEC 2009

PROPOSAL #4: Re-elect Mr. Oo Soon Hee as a Director          ISSUER            YES             FOR                  FOR

retiring pursuant to Article 91 of the Company's

Articles of Association

PROPOSAL #5: Re-elect Mr. Ong Ah Heng as a Director          ISSUER            YES             FOR                  FOR

retiring pursuant to Article 91 of the Company's

Articles of Association

PROPOSAL #6: Re-elect Ms. Sum Wai Fun, Adeline as a          ISSUER            YES             FOR                  FOR

Director retiring pursuant to Article 91 of the

Company's Articles of Association

PROPOSAL #7: Re-appoint Mr. Lim Jit Poh as a Director        ISSUER            YES             FOR                  FOR

 pursuant to Section 153(6) of the Companies Act,

Chapter 50 to hold office from the date of this AGM

until the next AGM

PROPOSAL #8: Re-appoint Messrs. Deloitte and touche          ISSUER            YES             FOR                  FOR

LLP as the Auditors and authorize the Directors to

fix their remuneration

PROPOSAL #9: Authorize the Directors of the company          ISSUER            YES             FOR                  FOR

to allot and issue from time to time such number of

shares in the Company as may be required to be issued

 pursuant to the exercise of options under the

ComfortDelGro employees' Share Option Scheme,

provided that the aggregate number of shares to be

issued pursuant to the ComfortDelGro Employees' share

 Option scheme shall not exceed 15% of the total

number of issued shares in the capital of the Company

 excluding treasury shares, from time to time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMMERCE BANCSHARES, INC.

  TICKER:                  CBSH               CUSIP:   200525103

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: EARL H. DEVANNY, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BENJAMIN RASSIEUR, III                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TODD R. SCHNUCK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREW C. TAYLOR                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY KPMG LLP AS AUDIT AND ACCOUNTING        ISSUER            YES             FOR                  FOR

 FIRM

PROPOSAL #03: SHAREHOLDER PROPOSAL REQUESTING                 SHAREHOLDER        YES             FOR               AGAINST

NECESSARY STEPS TO CAUSE THE ANNUAL ELECTION OF ALL

DIRECTORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMMERZBANK AG, FRANKFURT A/MAIN

  TICKER:                  N/A                 CUSIP:   D15642107

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, the report pursuant to

 Sections 289(4) and 315(4) of the German Commercial

Code, and the corporate governance and remuneration

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Approval of the new compensation system        ISSUER            YES             FOR                  FOR

 for the Board of MDs, to be explained in detail at

the shareholders meeting

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #6.: Appointment of Auditors for the first          ISSUER            YES             FOR                  FOR

quarter of 2011: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #7.: Authorization to acquire own shares for        ISSUER            YES             FOR                  FOR

 trading purposes, the Company shall be authorized to

 acquire and sell own shares, at prices not deviating

 more than 10% from their average market price, on or

 before 18 MAY 2015, the trading portfolio shall not

exceed 5% of the Company's share capital at the end

of any given day

PROPOSAL #8.: Resolution on the revision of the                 ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of association the authorized capital

 2009/I, 2009/II and 2006/III shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to increase

the share capital by up to EUR 1,535,000,000 through

the issue of new shares against payment in cash or

kind, on or before 18 MAY 2015 (authorized capital

2010) Shareholders shall be granted subscription

rights, except for residual amounts, for the granting

 of subscription rights to holders of option or

conversion rights, for the issue of employee shares

of up to EUR 12,000,000, for the issue of shares

against payment in kind, and for the issue of shares

at a price not materially below their market price

PROPOSAL #9.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds or profit

sharing rights, the creation of contingent capital,

and the corresponding amendments to the Articles of

Association I. the authorization to issue convertible

 and/or warrant bonds or profit-sharing rights, given

 by the AGM of 15 MAY 2008, shall be revoked II. the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue bonds

 or profit-sharing rights of up to EUR 4,000,000,000,

 with or without conversion or option rights for new

shares of the Company, on or before 18 MAY 2015,

Shareholders shall be granted subscription rights,

except for residual amounts, for the granting of such

 rights to holders of previously issued bonds, for

the issue of bonds or profit-sharing rights at a

price not materially below their theoretical market

value, and for the issue of profit-sharing rights not

 conferring a conversion or option right if these

have debenture-like features, III. the contingent

capital 2008/I and 2008/II shall be revoked, the

Company's share capital shall be increased by up to

EUR 702,000,000 through the issue of up to

270,000,000 new bearer shares, insofar as conversion

or option rights are exercised (contingent capital

2010/I), IV. the Articles of Association shall be

PROPOSAL #10.: Resolution on the issuance of exchange        ISSUER            YES             FOR                  FOR

 rights to the Financial Market Stabilisation Fund,

the creation of contingent capital, and the

corresponding amendments to the Articles of

association the Financial Market Stabilisation Fund

shall be entitled to exchange its silent

participation in the company into shares of the

Company, in order to retain its proportional interest

 in the Company in the event the Company undertakes a

 capital increase, the share capital shall be

increased for this purpose by up to EUR

355,666,667.20 through the issue of up to 136,794,872

 new bearer shares, insofar as the exchange rights

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG) a) Sections

17(1) and (2) shall be revised in respect of the

deadline for announcing the shareholders, meeting

being 30 days prior to the meeting, extended by the

length of the registration period, and in respect of

attendance at shareholders, meetings being contingent

 upon registration with the Company at least six days

 in advance and provision of proof of shareholding as

 per the 21st day prior to the meeting, b) Sections

17(4) and (5) shall be added in respect of the

admissibility of online participation in and absentee

 voting at shareholders meetings.

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Withdrawal of confidence from all members

of the Board of Managing Directors pursuant to

Section 84(3)2 of the Stock Corporation Act the Board

 of Managing Directors and the Supervisory Board

recommend rejecting this motion

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Removal of Dr. Helmut Perlet from the

Supervisory Board pursuant to Section 103(1) of the

Stock Corporation Act and appointment of a new member

 to the Supervisory Board pursuant to Section 101(1)

of the Stock Corporation Act the Supervisory Board

recommends rejecting this motion

PROPOSAL #14.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Appointment of Rainer Kroell as special

Auditor pursuant to Section 142(1) of the Stock

Corporation Act for the examination of the actions of

 the management in connection with the acquisition of

 the 100% stake in Dresdner Bank AG from Allianz S.E.

 and the merger of the Company with Dresdner Bank AG

the Supervisory Board recommends rejecting this

motion, the shareholders Riebeck-Brauerei von 1862 AG

 and Dr. Winfried Lubos have put forth the following

additional item for resolution pursuant to Sections

122(2) and 124(1) of the Stock Corporation Act

PROPOSAL #15.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Appointment of special auditors pursuant

to Section 142(1) of the Stock Corporation Act for

the examination of the actions of the management in

connection with the behaviour of the Board of

Managing Directors and the Supervisory Board before

and after the acquisition of Dresdner Bank as well as

 the acquisition of the 100% stake in Dresdner Bank

AG from Allianz S.E., followed by the merger of the

company with Dresdner Bank without the approval of

the shareholders meeting, the Supervisory Board also

recommends rejecting this proposal

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMMONWEALTH BANK OF AUSTRALIA, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q26915100

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To discuss the financial report, the            ISSUER             NO              N/A                  N/A

Directors' report and the Auditor's report for the YE

 30 JUN 2009

PROPOSAL #2.A: Re-elect Ms. S. Carolyn Kay as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.B: Re-elect Mr. Fergus D. Ryan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.C: Re-elect David J. Turner as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #4.: Approve, in accordance with ASX Listing        ISSUER            YES             FOR                  FOR

 Rules 10.14 and 10.15 for the participation of Mr.

R.J. Norris in the Group Leadership Reward Plan of

Commonwealth Bank of Australia [GLRP], and for the

grant of reward shares to Mr. R.J. Norris within 1

year of the date of this AGM pursuant to the GLRP and

 on the terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMMONWEALTH PROPERTY OFFICE FUND

  TICKER:                  N/A                 CUSIP:   Q27075102

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify and approve, for the purposes of         ISSUER            YES             FOR                  FOR

ASX Listing Rules 7.1 and 7.4 and for all other

purposes, the issue of 109,890,110 ordinary units in

Commonwealth Property Office Fund to institutional

investors more particularly referred in the

explanatory statement accompanying the notice of

meeting of unitholders of the Commonwealth Property

Office Fund dated 19 FEB 2010

PROPOSAL #2: Ratify and approve, for the purposes of         ISSUER            YES             FOR                  FOR

ASX Listing Rules 7.1 and 7.4 and for all other

purposes, that the issue of Convertible Notes

details of which are set out in the explanatory

statement accompanying the notice of meeting of

unitholders of the Commonwealth Property Office Fund

dated 19 FEB 2010 having a face value of AUD

192,501,386 and which are notionally convertible into

 169,231,988 ordinary units in Commonwealth Property

PROPOSAL #3: Approve, for the purpose of ASX Listing         ISSUER            YES             FOR                  FOR

Rule 7.1 and for all other purposes, the issue of

ordinary units in Commonwealth Property Office Fund

upon any exchange, redemption or otherwise pursuant

to the terms and conditions of the Convertible Notes

 details of which are set out in the explanatory

statement accompanying the notice of meeting of

unitholders of the Commonwealth Property Office Fund

dated 19 FEB 2010  having a face value of AUD

7,498,614 and which are notionally convertible into

6,592,188 ordinary units in Commonwealth Property

Office Fund

PROPOSAL #4: Approve, for the purpose of ASX Listing         ISSUER            YES             FOR                  FOR

Rule 10.11 and for all other purposes, the issue of

15,890,452 ordinary units to Commonwealth Managed

Investments Limited as payment of its performance

fees  details of which are set out in the explanatory

 statement accompanying the notice of meeting of

unitholders of the Commonwealth Property Office Fund

dated 19 FEB 2010 ; and for the purpose of ASX

Listing Rules 10.11 and 10.13.3 and for all other

purposes, the issue of ordinary units to Commonwealth

 Managed Investments Limited as payment of any

performance fees which become payable in respect of

any six-month period from 01 JAN 2010 to 31 DEC 2012

 details of the basis of calculation of which are set

 out in the explanatory statement accompanying the

notice of meeting of unitholders of the Commonwealth

Property Office Fund dated 19 FEB 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMMUNITY HEALTH SYSTEMS, INC.

  TICKER:                  CYH                 CUSIP:   203668108

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO AMEND THE COMPANY'S                     ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY

THE BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL

ELECTION OF DIRECTORS.

PROPOSAL #2A: ELECTION OF DIRECTOR: W. LARRY CASH               ISSUER            YES             FOR                  FOR

PROPOSAL #2B: ELECTION OF DIRECTOR: H. MITCHELL                 ISSUER            YES             FOR                  FOR

WATSON, JR.

PROPOSAL #03: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING DECEMBER 31, 2010.

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  ISSUER:                  COMPAGNIE DE SAINT-GOBAIN SA, COURBEVOIE

  TICKER:                  N/A                 CUSIP:   F80343100

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the option for the payment of         ISSUER            YES             FOR                  FOR

the dividend in shares

PROPOSAL #O.5: Approve the renewal of Mr. Pierre-               ISSUER            YES             FOR                  FOR

Andre de Chalendar's term as Board member

PROPOSAL #O.6: Approve the undertakings benefiting            ISSUER            YES             FOR                  FOR

Mr. Pierre-Andre de Chalendar relating to the

compensation payable in some cases leading to

discontinuance of his duties as General Director

PROPOSAL #O.7: Approve the retirement undertakings            ISSUER            YES             FOR                  FOR

benefiting Mr. Pierre-Andre de Chalendar

PROPOSAL #O.8: Approve the endorsement to the welfare        ISSUER            YES             FOR                  FOR

 plan and healthcare costs applicable to employees of

 the Company Saint Gobain, allowing to maintain

benefits to Mr. Pierre-Andr  de Chalendar as non-

salaried corporate Officer

PROPOSAL #O.9: Approve the agreement between M. Jean-        ISSUER            YES             FOR                  FOR

Louis Beffa and the Societe Civile Immobiliere de

l'Ile de France, 100% subsidiary of the Company Saint

 Gobain, concerning a house lease

PROPOSAL #O.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase the Company's shares

PROPOSAL #O.11: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Pricewaterhousecoopers Audit's term as permanent

Statutory Auditor

PROPOSAL #O.12: Approve the renewal of Mr. Yves                 ISSUER            YES             FOR                  FOR

Nicolas' term as a Substitute Statutory Auditor

PROPOSAL #E.13: Approve the renewal of the delegation        ISSUER            YES             FOR                  FOR

 of powers to the Board of Directors to issue equity

warrants during a period of public offer on the

securities of the Company, within the limit of a

capital increase of a maximum nominal amount of EUR

512,00,000

PROPOSAL #E.14: Amend the statutes relating to the            ISSUER            YES             FOR                  FOR

terms of participation and vote during General

Meetings due to harmonization with regulatory

provisions

PROPOSAL #E.15: Grant powers to implement all                     ISSUER            YES             FOR                  FOR

decisions of the General Meeting and to accomplish

the formalities

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  ISSUER:                  COMPAGNIE FINANCIERE RICHEMONT AG SWITZ

  TICKER:                  N/A                 CUSIP:   H25662158

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER             NO              N/A                  N/A

statutory reports

PROPOSAL #2.: Approve the allocation of income and            ISSUER             NO              N/A                  N/A

dividends of EUR 0.30 per A Bearer Share and EUR 0.03

 per B Registered Share

PROPOSAL #3.: Grant discharge to the Board and the            ISSUER             NO              N/A                  N/A

Senior Management

PROPOSAL #4.1: Re-elect Johann Rupert as a Director           ISSUER             NO              N/A                  N/A

PROPOSAL #4.2: Re-elect Jean-Paul Aeschimann as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.3: Re-elect Franco Cologni as a Director         ISSUER             NO              N/A                  N/A

PROPOSAL #4.4: Re-elect Lord Douro as a Director                ISSUER             NO              N/A                  N/A

PROPOSAL #4.5: Re-elect  Yves-Andre Istel as a                   ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.6: Re-elect Richard Lepeu as a Director           ISSUER             NO              N/A                  N/A

PROPOSAL #4.7: Re-elect Ruggero Magnoni as a Director        ISSUER             NO              N/A                  N/A

PROPOSAL #4.8: Re-elect Simon Murray as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.9: Re-elect Alain Perrin as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.10: Re-elect Norbert Platt as a Director         ISSUER             NO              N/A                  N/A

PROPOSAL #4.11: Re-elect Alan Quasha as a Director             ISSUER             NO              N/A                  N/A

PROPOSAL #4.12: Re-elect Lord Renwick of Clifton as a        ISSUER             NO              N/A                  N/A

 Director

PROPOSAL #4.13: Re-elect Jan Rupert as a Director               ISSUER             NO              N/A                  N/A

PROPOSAL #4.14: Re-elect Juergen Schrempp as a                   ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.15: Re-elect Martha Wikstrom as a Director      ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Ratify PricewaterhouseCoopers as the            ISSUER             NO              N/A                  N/A

Auditors

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  ISSUER:                  COMPAGNIE GENERALE DE GEOPHYSIQUE - VERITAS, MASSY

  TICKER:                  N/A                 CUSIP:   F2349S108

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive the reports of the Board of            ISSUER            YES             FOR                  FOR

Directors and Statutory Auditors and approve the

financial statements for the FY 2009

PROPOSAL #O.2: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.4: Approve the renewal of Mr. Remi                   ISSUER            YES             FOR                  FOR

Dorval's term as Board Member

PROPOSAL #0.5: Appointment of Mr. Denis Ranque as a          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.6: Appointment of Mrs. Kathleen Sendall          ISSUER            YES             FOR                  FOR

as Board Member

PROPOSAL #O.7: Approve the setting of attendance                ISSUER            YES             FOR                  FOR

allowances allocated to the Board of Directors for

the FY 2010

PROPOSAL #O.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

purchase shares of the Company

PROPOSAL #O.9: Approve the special report of the                ISSUER            YES             FOR                  FOR

Statutory Auditors on the Agreements pursuant to

Article L.225-38 of the Commercial Code, acknowledge

the terms in this report and these agreements

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or any

other securities giving access to the capital with

preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or any

other securities giving access to the capital with

cancellation of preferential subscription rights as

part of a public offer

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or any

other securities giving access to the capital with

cancellation of preferential subscription rights to

be exclusively carried through by way  of private

investments

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

set the issue price in the event of cancellation of

preferential subscription rights in accordance with

the 11 and 12 resolutions, within the annual limit of

 10% of the capital

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of issued securities according to

 the 10, 11 and 12 resolutions

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by incorporation of reserves,

profits or premiums

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital within the limit of 10% as

 remuneration for the contributions in kind

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares or

securities giving access to the capital of the

Company in favor of members of a Company Saving Plan

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options to subscribe or purchase shares

PROPOSAL #E.19: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of free allocation of shares under

performance conditions in favor of employees or

corporate officers of the Company or its group

PROPOSAL #E.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of free allocation of shares in favors of

 all employees of the Company and its group

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

purchased as part of the authorization allowing the

Company to repurchase its own shares

PROPOSAL #E.22: Grant authority to issue securities          ISSUER            YES             FOR                  FOR

entitling to the allotment of debt securities

PROPOSAL #E.23: Grant full powers to a bearer of a            ISSUER            YES             FOR                  FOR

copy or an extract of this minute to accomplish all

necessary legal formalities of filing and publication

PROPOSAL #A: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES         AGAINST               FOR

PROPOSAL: concerning the duration of validity of the

resolutions relating to the terms of allocation of

free shares and stock options in favor of staff and

corporate officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE NATIONALE A PORTEFEUILLE SA, GERPINNES

  TICKER:                  N/A                 CUSIP:   B2474T107

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve to cancel 2,000,000 of CNPS            ISSUER             NO              N/A                  N/A

own shares

PROPOSAL #1.B: Approve to reduce the non-                             ISSUER             NO              N/A                  N/A

distributable reserve set up for the holding of own

shares which will be reduced in the amount of the

value at which these shares were entered into the

statement of assets and liabilities

PROPOSAL #1.c: Amend Article 5 and Title X of the              ISSUER             NO              N/A                  N/A

Articles of Association in order to make the

representation of the share capital and its history

consistent with the cancellation of 2,000,000 own

shares

PROPOSAL #2: Amend Article 22 of the Articles of                ISSUER             NO              N/A                  N/A

Association as specified

PROPOSAL #3: To confer all powers                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAGNIE NATIONALE A PORTEFEUILLE SA, GERPINNES

  TICKER:                  N/A                 CUSIP:   B2474T107

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation of the                       ISSUER             NO              N/A                  N/A

management report of the Board of Directors and the

Auditors for the 2009 FY; presentation of the

consolidated annual financial statements for the 2009

 FY; presentation and proposal to approve the

unconsolidated annual financial statements of the

Company at 31 DEC 2009, including the allocation of

the Company's profit and the distribution of a gross

dividend of EUR 0.835 per share

PROPOSAL #2: Grant discharge to the Directors for the        ISSUER             NO              N/A                  N/A

 exercise of their mandate during the 2009 FY

PROPOSAL #3: Grant discharge to the Auditor for the          ISSUER             NO              N/A                  N/A

exercise of his mandate during the 2009 FY

PROPOSAL #4: Approve the mandate of the Deloitte                ISSUER             NO              N/A                  N/A

partnership, statutory Auditors, represented by Mr.

Eric NYS, terminates at the close of the OGM of 15

APR 2010; to renew the mandate of the Deloitte

partnership, statutory Auditors, represented by Mr.

Eric NYS, for a period of 3 years until the end of

the OGM of 2013 and to fix its fees at EUR 47,700 per

 year, not indexed and excluding VAT

PROPOSAL #5: Authorize the Company to acquire its own        ISSUER             NO              N/A                  N/A

 shares at the OGM of 16 APR 2009, to approve a new

programme for the purchase of the Company's own

shares financed by the restricted consolidated profit

 for 2009 not distributed in the form of a dividend

namely EUR 89,370,000, this amount to be used in

principle during the 2010 and 2011 FY; the objectives

 of the programme are: a) to reduce the share capital

 of CNP [in value and/or in number of shares]; b) to

enable CNP to honour any obligations it may have in

connection with loan stock convertible into shares

and/or share option programmes or other allocations

of shares to the 2 Executive Directors and to the

members of staff of CNP and its associated Companies;

 prior to the execution of this new programme, which

must be reconciled with the existing stock repurchase

 programme in force, CNP will make public all

additional information required by the regulations

PROPOSAL #6.: Approve the principle of an Annual                ISSUER             NO              N/A                  N/A

Share Option Plan under which the two Executive

Directors and the members of staff of CNP and its

associated Companies may acquire shares in S.A. CNP;

to fix at EUR 6,000,000 the maximum value of the

shares relating to the options to be allocated in 2010

PROPOSAL #7.: Approve, in accordance with Article 556        ISSUER             NO              N/A                  N/A

 of the Code des societes, any Clause giving to the

beneficiaries of the options for the Company shares

the right to acquire shares in the Company without

having to take account of the period for exercising

options, in the event of change of control exercised

over the Company, included in the Share Option Plan

that the Company wishes to implement during 2010 and

in any agreement concluded between the Company and

the beneficiaries of the Share Option Plan described

PROPOSAL #8.: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAL COMMUNICATIONS INC

  TICKER:                  N/A                 CUSIP:   Y1690U109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPAL ELECTRONICS INC

  TICKER:                  N/A                 CUSIP:   Y16907100

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.4 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from capital reserves; Proposed bonus issue: 20 for

1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.7: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA BRASILEIRA DE DISTRIBUICAO

  TICKER:                  N/A                 CUSIP:   P3055E381

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a: To take knowledge of the Directors                 ISSUER             NO              N/A                  N/A

accounts, to examine, discuss and the Company's

consolidated financial statements for the FYE 31 DEC

2009

PROPOSAL #b: Destination of the YE results of 2009             ISSUER             NO              N/A                  N/A

PROPOSAL #c: To approve the proposal for the capital         ISSUER             NO              N/A                  N/A

budget

PROPOSAL #d: Approval of the proposal of the                       ISSUER             NO              N/A                  N/A

referring administration to the Plan of Investment

PROPOSAL #e: To set the Director's remuneration                  ISSUER             NO              N/A                  N/A

PROPOSAL #f: Acceptance of the order of resigns of            ISSUER             NO              N/A                  N/A

Mr. Hakim Laurent Aouani to the position of Member of

 the Board of Directors of the Company

PROPOSAL #g: To elect Arnaud D.C.W.J. Strasser and            ISSUER             NO              N/A                  N/A

Ulisses Kameyama as the new Members of the Board of

Directors

PROPOSAL #h: Election of Members of the Finance                 ISSUER            YES             FOR                  FOR

Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA BRASILEIRA DE DISTRIBUICAO, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P30558111

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: To approve the acquisition by Mandala          ISSUER             NO              N/A                  N/A

Empreendimentos e Participacoes S.A. [Mandala], CBDs

subsidiary, of 86,962,965 non-par, registered, common

 shares, representing 70.24 2 1% of the total voting

capital stock of Globex Utilidades S.A. [Globex],

held by Globex's controlling shareholders

PROPOSAL #II.: Should the operation provided for in          ISSUER             NO              N/A                  N/A

item (i) above be approved and once acquired Globex's

 control, to authorize Mandala to launch a tender

offer for the acquisition of shares issued by Globex

held by minority shareholders, in accordance with the

 Article 254-A of Law 6,404/76 and CVM Rule 361/02

for the amount corresponding to 80% of the price to

be paid to Globex's controlling shareholders

PROPOSAL #III.: To change the name of preferred                 ISSUER             NO              N/A                  N/A

shares issued by CBD, ticker symbol PCAR4 to Class A

preferred shares, without altering their rights

PROPOSAL #IV.: To create the Company's non-voting and        ISSUER             NO              N/A                  N/A

 non-negotiable Class B preferred shares, which will

entitle its holders to (a) a fixed dividend of BRL

0.01 per share and (b) preemptive right in the

reimbursement in the event CBD is liquidated which

will be converted into Class A preferred shares, as

determined by the Company and according to the

schedule mentioned in the Management Proposal

PROPOSAL #V.: To increase the Company's capital stock        ISSUER             NO              N/A                  N/A

 in the amount of at least, BRL 496,193,960.00 and at

 most BRL 664,361,840.00, by issuing from 12,404,849

to 16,609,046 Class B preferred shares, where

applicable, at the issue price of BRL 40.00 per

share, defined according to item I of the Article 170

 of Law 6,404/76, the Company will accept as payment

of the Class B preferred shares, the credits held by

Globex's shareholders against Mandala, deriving from

the installment portion of the purchase price of its

respective shares

PROPOSAL #VI.: To amend the Articles 4, paragraph 3,         ISSUER             NO              N/A                  N/A

Article 5, Paragraphs 1, 2 and 3, Article 6, 'caput',

 and Article 35, item IV, sub-item 'c' of the

Company's Bylaws, as well as to include Paragraphs 4

and 5 in the Article 5, should previous items be

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  ISSUER:                  COMPANHIA BRASILEIRA DE DISTRIBUICAO, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P3055E381

  MEETING DATE:      8/5/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To approve the Management proposal                ISSUER             NO              N/A                  N/A

related to the share acquisition representing 40% of

total and voting capital of Barcelona Comercio

Varejista e Atacadista S.A., its subsidiary which

operates the Assai format

PROPOSAL #2.: Resignation and election of a new                 ISSUER             NO              N/A                  N/A

Member of the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA BRASILEIRA DE MEIOS DE PAGAMENTO, SAO PA

  TICKER:                  N/A                 CUSIP:   P3063Y106

  MEETING DATE:      12/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve to change the corporate name of        ISSUER            YES             FOR                  FOR

 the Company to Cielo S.A. and the consequent

amendment and consolidation of the Corporate By-Laws

PROPOSAL #II.: Elect full Members of the Finance                ISSUER            YES             FOR                  FOR

Committee and their respective alternates, who will

serve a term in office until the AGM that approves

the accounts relative to the FY ending on 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA DE BEBIDAS DAS AMERICAS-AMBEV

  TICKER:                  ABV                 CUSIP:   20441W203

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O4: THE ELECTION OF NEW MEMBERS OF THE                ISSUER            YES             FOR                  FOR

FISCAL COUNCIL OF THE COMPANY AND RESPECTIVE

ALTERNATES, AS WELL AS THEIR GLOBAL COMPENSATION FOR

THE FISCAL YEAR OF 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA DE BEBIDAS DAS AMERS - AMBEV

  TICKER:                  N/A                 CUSIP:   P0273S135

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts of the Board of              ISSUER            YES             FOR                  FOR

Directors, examine, discuss and vote on the financial

 statements regarding the 2009 FY

PROPOSAL #2: Approve the allocation of the net profit        ISSUER            YES             FOR                  FOR

 from the FYE on 31 DEC 2009, as well as to ratify

the distribution of interest on shareholders' equity

and dividends approved by the Board of Directors in

meetings held on 13 APR 2009, 29 JUN 2009, 11 AUG

2009, and 09 NOV 2009

PROPOSAL #3: Ratify the amounts paid as aggregate              ISSUER            YES         AGAINST           AGAINST

remuneration attributed to the Managers of the

Company for the FYE on 31 DEC 2009, and to establish

the aggregate remuneration of the managers for the

PROPOSAL #4: Elect the Members of the Fiscal                       ISSUER            YES             FOR                  FOR

Committee of the Company and their respective

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA DE BEBIDAS DAS AMERS - AMBEV

  TICKER:                  N/A                 CUSIP:   P0273S135

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve to decide regarding an increase        ISSUER            YES             FOR                  FOR

 of the Company's share capital, in the amount of BRL

 374,728,735.67, corresponding to the capitalization

of 70% of the tax benefit received by the Company

with the partial amortization of the special premium

reserve in the 2009 FY, in accordance with the terms

of the main part of Article 7 of securities

commission instruction number 319/99, through the

issuance of 1,615,966 common shares and 768,580

preferred shares, at the issue price of BRL 149.4675

and BRL 173. 2993, respectively, which corresponds to

 the closing price on Bmandfbovespa S.A., Bolsa De

Valores, Mercadorias E Futuros on 29 JAN 2010, which

is the date on which the tax benefit indicated above

was received; the shares will be subscribed for and

paid in by Interbrew International B.V. and Ambrew

S/A, both subsidiaries of Anheuser Busch Inbev

N.V./S.A., which is the parent o f the Company, with

the other share holders being ensured a preemptive

right in the subscription of up to 567,200 common

shares and up to 932 ,479 preferred shares, at the

proportion of 0.630109671% of the respective share

ownership positions held on the date this general

meeting is held, in accordance with the share type,

at the same price indicated above, for payment in

cash at the time of subscription, in accordance with

PROPOSAL #II.: Approve to decide regarding a new                ISSUER            YES             FOR                  FOR

increase in the capital of the Company in the amount

of BRL 160,598,230.53, corresponding to the

capitalization of 30% of the tax benefit received by

the Company with the partial amortization of the

special premium reserve during the 2009 FY, in

accordance with the terms of the main part of Article

 7 of securities commission instruction number

319/99, without the issuance of new shares

PROPOSAL #III.: Approve as a result of the decisions         ISSUER            YES             FOR                  FOR

referred to in items I and II above and of the

decisions of the Board of Directors at its meetings

held on 29 JUN 2009 and 30 JUL 2009, to provide new

wording for Article 5 of the Corporate Bylaws of the

Company

PROPOSAL #IV.: Amend the Corporate Bylaws of the                ISSUER            YES             FOR                  FOR

Company, more specifically Articles A 5, in

accordance with a terms of item III above, B 21, in

such a way as to adapt the manner for calling a

meeting of the Board of Directors to allow it to be

done by email, C 22, for the inclusion of a new

paragraph 1, in such a way as to make it possible for

 Members of the Board of Directors to participate in

meetings by telephone, video conference or

telepresence, with the consequent renumbering of the

following paragraphs, D 26, with the inclusion of a

paragraph 2, in such a way as to make it viable for

the officers to participate in meetings by telephone,

 video conference or telepresence, with the

consequent renumbering of the following paragraph, E

35, paragraph 1, in such a way as to centralize with

the Board of Directors, together with the

shareholders meetings, the decisions regarding the

remuneration of the shareholders, with the consequent

 amendment of paragraph 2, exclusion of paragraph 3

and renumbering of the following paragraph, F Article

 36, paragraph 3, line C, to adjust the wording to

reflect the other percentages of the mentioned

paragraph, G inclusion of a new Article 41 and its

respective paragraphs, to govern the procedures for

defending the Managers and Employees in the

performance of their positions for questions

resulting from the performance of their duties, all

PROPOSAL #V.: Approve as a result of the amendment            ISSUER            YES             FOR                  FOR

referred to an item IV above to proceed to the

consolidation of the Corporate Bylaws

PROPOSAL #VI.: Approve to decide regarding the                   ISSUER            YES         AGAINST           AGAINST

revision of the Company Stock Option Plan, as

described in the proposal from Management, that

contains the information indicated in exhibit 13 to

securities commission instruction 481/09

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA DE GAS DE SAO PAULO-COMGAS

  TICKER:                  N/A                 CUSIP:   P3055H194

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: To examine, discuss and vote upon the            ISSUER             NO              N/A                  N/A

Board of Directors' annual report, the financial

statements and the Independent Auditor's report

relating to FYE 31 DEC 2009

PROPOSAL #II: Allocation of net profit in regard to          ISSUER             NO              N/A                  N/A

the FY that ended on 31 DEC 2009, and distribution of

 dividends, with the ratification of the resolution

of the Board of Directors regarding the payment of

interest on shareholder equity

PROPOSAL #III: To approve the capital budget for 2010        ISSUER             NO              N/A                  N/A

PROPOSAL #IV: Election of the Members of the Board of        ISSUER            YES             FOR                  FOR

 Directors, and ratify the

PROPOSAL #V: Election of the Members of the Finance          ISSUER            YES             FOR                  FOR

Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA

  TICKER:                  N/A                 CUSIP:   P8228H104

  MEETING DATE:      3/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to re-ratify the accounts from         ISSUER            YES         AGAINST           AGAINST

Management and financial statements supported by the

opinions of the Finance Committee and Outside

Auditors, regarding the 2008 FY, in accordance with

the report from Management, the balance sheet and

corresponding explanatory notes, which were the

object of the decision of the general meeting of

shareholders held on 29 APR 2009

PROPOSAL #2.: Approve to re-ratify the resolution              ISSUER            YES         AGAINST           AGAINST

regarding the allocation of profit resolved on at the

 general meeting of shareholders held on 29 APR 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA DE SANEAMENTO BASICO DO ESTADO DE SAO PA

  TICKER:                  N/A                 CUSIP:   P8228H104

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the administrators accounts, to         ISSUER            YES             FOR                  FOR

examine, discuss and vote on the administrations

report, the financial statements and the accounting

statements accompanied by the Independent Auditors

report regarding the FYE on 31 DEC 2009

PROPOSAL #2: Approve the destination of the net                 ISSUER            YES             FOR                  FOR

profits of 2009

PROPOSAL #3: Elect the Members of the Board of                   ISSUER            YES         AGAINST           AGAINST

Directors and elect the principal Members

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R102

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Authorize the Board of Directors, that         ISSUER            YES         AGAINST           AGAINST

Cemig GT may reduce its shareholders interest in

Terna Participacoes S.A. up to 50% minus 1 common

share and, in relation to the preferred shares, up to

 the percentage realized in the initial public offer

of shares IPO of the minority shareholders of that

Company, through the partnership to be constituted

with Fundo De Investimentos Em Participacao Fip

Coliseu, should the subscription of these quotas in

this Fip be made viable in a quantity sufficient to

meet that which is established above

PROPOSAL #B.: Authorize the Board of Directors, that         ISSUER            YES         AGAINST           AGAINST

CEMIG GT grants Fip Coliseu the right to sell, to

Cemig GT, of Fip Coliseu's entire shareholder

interest in Terna Participacoes S.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R102

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to change in the composition of        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors as a result of a resignation,

 in accordance with correspondence filed with the

Company

PROPOSAL #2.: Approve that the guidance of a vote for        ISSUER            YES         AGAINST           AGAINST

 the representatives of the Company Energetica De

Minas Gerais at the EGM of Cemig Distribuicao S.A.

and Cemig Geracao E Transmissao S.A. to be held on 10

 DEC 2009, if the composition of the Board of

Directors of this Company is changed, in accordance

with the previous item

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R102

  MEETING DATE:      12/31/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify the nomination and hiring of Amks        ISSUER            YES             FOR                  FOR

 Contadores E Consultores Ltda, as the Company

responsible for valuing the assets that form the

asset parcels for the purpose of the spin-off of Rme-

Rio Minas Energia Participacoes S.A. and the merger

of each transferred part into Andrade Gutierrez

Concessoes S.A, Cemig and Luce Empreendimentos E

Participacoes S.A, as described in the private

protocol and justification instrument for the spin-

off of Rme Rio Minas Energia Participacoes S.A, as

well as the drafting of the respective valuation

report of Rme-Rio Minas Energia Participacoes S.A.

PROPOSAL #2: Approve the mentioned valuation report          ISSUER            YES             FOR                  FOR

of Rme-Rio Minas Energia Participacoes S.A.

PROPOSAL #3: Approve the disproportional spin-off of         ISSUER            YES             FOR                  FOR

Rme-Rio Minas Energia Participacoes S.A, under the

exact terms of the protocol and justification for the

 spin-off of Rme-Rio minas Energia Participacoes S.A,

 leaving Andrade Gutierrez Concessoes S.A, Cemig and

Luce Empreendimentos E Participacoes S.A, and Rme-Rio

 Minas Energia Participacoes S.A, responsible for 25%

 of the obligations of Rme-Rio Minas Energia

Participacoes S.A, existing to the date of the

approval of the mentioned spin-off, without joint

liability among them, as well as Leaving Equatorial

Energia S.A, guarantor, to the others, of Rme-Rio

Minas Energia Participacoes S.A, for its portion of

the 25% of the obligations of Rme-Rio Minas Energia

Participacoes S.A, arising from any act or fact that

occurred before the date the spin-off was approved,

without any benefit of order

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R102

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide regarding the                     ISSUER            YES             FOR                  FOR

instruction for a favorable vote from the

representative of the Company at the EGM of Cemig GT

in regard to the increase of the share capital of

that Company, going from BRL 2,896,785,358.90 to BRL

3,296,785,358.90, through the use of funds from the

profit reserve account, without the issuance of new

shares, and, in regard to the consequent amendment of

 the main part of Article 5 of the Corporate Bylaws

of that Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and vote on the Management                 ISSUER            YES             FOR                  FOR

report and financial statements for the FY that ended

 on 31 DEC 2009, as well as the respective

complementary documents

PROPOSAL #2: Approve the allocation of the net profit        ISSUER            YES             FOR                  FOR

 from the 2009 FY, in the amount of BRL 1,861,40

3,000, in accordance with the provisions of Article

192 of law 6404 of 15 DEC 1976, as amended

PROPOSAL #3: Approve to determine the form and date          ISSUER            YES             FOR                  FOR

of payment of the mandatory dividend, in the amount

of BRL 930,702, 000

PROPOSAL #4: Election of full and alternate Members          ISSUER            YES             FOR                  FOR

of the finance committee and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and grant authority for the                ISSUER            YES             FOR                  FOR

increase of the share capital from BRL

3,101,884,460.00 to BRL 3,412,072,910.00 with the

issuance of 62,037,690 new shares, through the

capitalization of BRL 310,188,450.00, of which BRL

294,940,290.26 comes from part of the retained profit

 reserve and BRL 15,248,159.74 comes from the

inclusion of the installments paid in 2009 as

corrected principal to DEC 1995, in accordance with

Section 5 of the contract for the assignment of

credit from the remaining balance of the Compensar

CRC results account, distributing to the

shareholders, as a consequence, a bonus of

10.000000128%, in new shares, of the same type as the

 old ones and with a par value of BRL 5.00 each

PROPOSAL #2: Authorize  the Executive Committee to            ISSUER            YES             FOR                  FOR

take the measures relative to the bonus of

10.000000128%, in new shares, of the same type as the

 old ones and with a par value of BRL 5.00 each, for

the shareholders who own shares that are part of the

share capital of BRL 3,101,884,460.00, whose names

are in the nominative share registry book on the date

 this general meeting is held, sale on a stock

exchange of whole numbers of nominative shares

resulting from the sum of the remaining fractions,

resulting from the mentioned bonus, and division of

the net product of the sale, proportionally, among

the shareholders, to establish that all the shares

resulting from the mentioned bonus will have the same

 rights as granted to the shares that gave rise to

them, and, also to pay to the shareholders,

proportionally, the product of the sum of the

remaining fractions together with the first

PROPOSAL #3: Approve the consequent amendment of the         ISSUER            YES             FOR                  FOR

main part of Article 4 of the Corporate Bylaws, as a

result of the increase of the share capital mentioned

 above

PROPOSAL #4: Amend Article 1, as well as Paragraph 1,        ISSUER            YES             FOR                  FOR

 of the Corporate Bylaws of the Company, as a result

of Law 18,695 of 05 JAN 2010, which includes, in the

scope of the Company, the development and operation

of telecommunication and information systems

PROPOSAL #5: Approve to change of the composition of         ISSUER            YES         AGAINST           AGAINST

the Board of Directors, as a result of resignation

PROPOSAL #6: Approve the remuneration for the                     ISSUER            YES             FOR                  FOR

Managers of the Company

PROPOSAL #7: Authorize the Representative of the                ISSUER            YES         AGAINST           AGAINST

Company at the AGM of CEMIG DISTRIBUICAO S.A, which

is also to be held on 29 APR 2010, to vote in favor

of the following matters: a) examination, discussion

and vote on the management report and financial

statements, in reference to the FY that ended on 31

DEC 2009, as well as on the respective, complementary

 documents; b) allocation of the net profit from the

2009 FY, in the amount of BRL 338,226,000, in

accordance with the provisions of Article 192 of Law

6404 of 15 DEC 1976, as amended; c) definition of the

 manner and date of payment of interest on

shareholder equity and of the complementary

dividends, in the amount of BRL 169,113,000 and d)

election of the Members of the Finance Committee and

Board of Directors, as a result of the end of the

PROPOSAL #8: Authorize the Representative of the                ISSUER            YES             FOR                  FOR

Company at the AGM of CEMIG GERACAO E TRANSMISSAO

S.A, also to be held on 29 APR 2010, to vote

favorably on the following matters: a) examination,

discussion and vote on the management report and

financial statements, in reference to the FY that

ended on 31 DEC 2009, as well as on the respective,

complementary documents; b) allocation of net profit

from the 2009 FY, in the amount of BRL 1,309,466,000,

 in accordance with that which is provided for in

Article 192 of Law 6404 of 15 DEC 1976, as amended;

c) determination of the manner and date of payment of

 the interest on shareholder equity, of the interim

dividends and of the complementary dividends, in the

amount of BRL 1,227,708,000; and d) election of the

Members of the Finance Committee and of the Board of

Directors, as a result of the end of the term in

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R102

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to decide regarding going                   ISSUER            YES         AGAINST           AGAINST

beyond, in 2010, the target contained in Line D of

paragraph 5 of Article 11 of the Corporate Bye-Laws,

in regard to    the consolidated amount of funds

allocated to capital in vestments and the

acquisition of any assets, in the 2010 FY, equivalent

 to, at the most, 90% of the EBITDA, which stands for

 earnings before interest, taxes, depreciation    and

 amortization, of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R110

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the composition of            ISSUER            YES         AGAINST           AGAINST

the Board of Directors as a result of a resignation,

in accordance with the correspondence filed with the

Company

PROPOSAL #2.: Guidance of a vote for the                              ISSUER             NO              N/A                  N/A

representatives of the Company Energetica de Minas

Gerais at the EGM's of Cemig Distribuicao S.A. and

Cemig Geracao E Transmissao S.A. to be held on 10 DEC

 2009, if the composition of the Board of Directors

of this Company is changed, in accordance with the

previous item

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE MINAS GERAIS

  TICKER:                  N/A                 CUSIP:   P2577R110

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Examination, discussion and vote on the         ISSUER             NO              N/A                  N/A

management report and financial statements for the FY

 that ended on 31 DEC 2009, as well as the respective

 complementary documents

PROPOSAL #2: Allocation of the net profit from the            ISSUER             NO              N/A                  N/A

2009 FY, in the amount of BRL 1,861,403,000, in

accordance with the provisions of Article 192 of law

6404 of 15 DEC 1976, as amended

PROPOSAL #3: Determination of the form and date of            ISSUER             NO              N/A                  N/A

payment of the mandatory dividend, in the amount of

BRL 930,702,000

PROPOSAL #4: Election of full and alternate Members          ISSUER            YES         ABSTAIN           AGAINST

of the Finance Committee and approve

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA ENERGETICA DE SAO PAULO

  TICKER:                  N/A                 CUSIP:   P25784193

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: To take the accounts of the Director's          ISSUER             NO              N/A                  N/A

and financial statements, accompanied by the

Independent Auditors' report and Finance Committee

relating to FYE 31 DEC 2009

PROPOSAL #B: Proposal for the allocation of the net          ISSUER             NO              N/A                  N/A

profit from the FY including the proposal for the

establishment of an unrealized profit reserve, in

accordance with the terms of Article 197 Line II of

Law number 640476, and the proposal for the

distribution of dividends to the shareholders

PROPOSAL #C: Elect the Members of the Board of                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #D: Elect the Members of the Finance                     ISSUER            YES             FOR                  FOR

Committee and your respective substitute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA PARANAENSE DE ENERGIA - COPEL

  TICKER:                  N/A                 CUSIP:   P30557139

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Criteria for the application of the              ISSUER             NO              N/A                  N/A

Annual Tariff Readjustment Index - ITR/2009

PROPOSAL #2.: Nocturnal Pig-Breeding Program                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA PARANAENSE DE ENERGIA - COPEL

  TICKER:                  N/A                 CUSIP:   P30557139

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratification of the newspapers in which        ISSUER             NO              N/A                  N/A

 the Company will publish those announcements

stipulated by Federal Law 6404/76 and CVM Instruction

 207/1994, as determined by the 54th annual

shareholder's meeting held on 23 APR 2009, and in

accordance with the result of the bidding process won

 by F. Lopes Publicidade, for publication in the

following newspapers: a] Gazeta do Povo [lot 1 -

Curitiba]; and b] DCI- Diario Comercio, Industria &

Servicos [lot 2 - Sao Paulo]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANHIA PARANAENSE DE ENERGIA - COPEL

  TICKER:                  N/A                 CUSIP:   P30557139

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To examine, discuss and vote upon the            ISSUER             NO              N/A                  N/A

Board of Directors annual report, the financial

statements relating to FYE 31 DEC 2009

PROPOSAL #2.a: Decision regarding the proposal from          ISSUER             NO              N/A                  N/A

the executive committee for the allocation of net

profit earned during the 2009 FY in the amount of BRL

 1,026,433,358.09, including payment of profit or

result sharing and a consequent distribution of

payments to shareholders in the amount of BRL

261,800,000 in the following manner, dividends, in

the gross amount of BRL 19,458,820.97 to be

distributed as follows, BRL 0.06784 per common share

CS, BRL 0.12713 per Class A Preferred Share PSA, and

BRL 0.07463 per Class B Preferred Share PSB

PROPOSAL #2.b: Decision regarding the proposal from          ISSUER             NO              N/A                  N/A

the Executive Committee for the allocation of net

profit earned during the 2009 FY in the amount of BRL

 1,026,433, 358.09, including payment of profit or

result sharing, and a consequent distribution of

payments to share holders in the amount of BRL

261,800,000, in the following manner, interest on

shareholders' equity in substitution of dividends, in

 the gross amount of BRL 230 million, of which BRL

168 million have already been declared and paid in

advance on 07 DEC 2009, with the remaining amount of

BRL 62 million, which should be distributed as

follows, BRL 0.21556 per common share CS, BRL 0.85756

 per Class A Preferred Share PSA, and BRL 0.23706 per

 Class B Preferred Share PSB

PROPOSAL #3: Elect the Members of the Finance                     ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #4: To set the Director's and the Finance            ISSUER             NO              N/A                  N/A

Committee global remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANIA DE MINAS BUENAVENTURA S.A.A.

  TICKER:                  BVN                 CUSIP:   204448104

  MEETING DATE:      10/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: COMPANIA DE MINAS BUENAVENTURA S.A.A.          ISSUER            YES             FOR                  FOR

(BUENAVENTURA) DESIRES TO PURCHASE, SUBJECT TO

SHAREHOLDER APPROVAL, ALL OF ITS COMMON SHARES HELD

BY ITS WHOLLY-OWNED SUBSIDIARY, COMPANIA MINERA

CONDESA S.A. (CONDESA). SUCH SHARES WILL BE HELD BY

BUENAVENTURA AS TREASURY SHARES, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPANIA DE MINAS BUENAVENTURA S.A.A.

  TICKER:                  BVN                 CUSIP:   204448104

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ANNUAL REPORT AS OF                ISSUER            YES             FOR               AGAINST

DECEMBER, 31, 2009. A PRELIMINARY SPANISH VERSION OF

THE ANNUAL REPORT WILL BE AVAILABLE IN  THE COMPANY'S

 WEB SITE HTTP://WWW.BUENAVENTURA.COM/IR/.

PROPOSAL #02: TO APPROVE THE FINANCIAL STATEMENTS AS         ISSUER            YES             FOR               AGAINST

OF DECEMBER, 31, 2009, WHICH WERE PUBLICLY REPORTED

AND ARE IN OUR WEB SITE

HTTP://WWW.BUENAVENTURA.COM/IR/ (INCLUDED IN 4Q09

EARNINGS RELEASE).

PROPOSAL #03: TO APPOINT ERNST AND YOUNG (MEDINA,              ISSUER            YES             FOR               AGAINST

ZALDIVAR, PAREDES Y ASOCIADOS) AS EXTERNAL AUDITORS

FOR FISCAL YEAR 2010.

PROPOSAL #04: TO APPROVE THE PAYMENT OF A CASH                   ISSUER            YES             FOR               AGAINST

DIVIDEND OF US$0.30 PER SHARE OR ADS ACCORDING TO THE

 COMPANY'S DIVIDEND POLICY*.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPASS GROUP PLC, CHERTSEY SURREY

  TICKER:                  N/A                 CUSIP:   G23296182

  MEETING DATE:      2/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' annual         ISSUER            YES             FOR                  FOR

report and accounts and the Auditors' report thereon

PROPOSAL #2: Receive and adopt the Directors'                     ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #3: Declare a final dividend on the ordinary        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #4: Elect Don Robert as a Director                         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Gary Green as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Sir Ian Robinson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Steve Lucas as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Directors to agree on the         ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #10: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

Section 551

PROPOSAL #S.11: Grant authority to allot shares for          ISSUER            YES             FOR                  FOR

cash  Section 561

PROPOSAL #S.12: Grant authority to purchase shares             ISSUER            YES             FOR                  FOR

PROPOSAL #13: Adopt the Compass Group PLC Long Term          ISSUER            YES             FOR                  FOR

Incentive Plan 2010

PROPOSAL #14: Adopt the Compass Group Share Option            ISSUER            YES             FOR                  FOR

Plan 2010

PROPOSAL #15: Approve the donations to EU political          ISSUER            YES             FOR                  FOR

organizations

PROPOSAL #S.16: Approve to reduce the general meeting        ISSUER            YES             FOR                  FOR

 notice periods

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPUTER SCIENCES CORPORATION

  TICKER:                  CSC                 CUSIP:   205363104

  MEETING DATE:      8/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: IRVING W. BAILEY, II                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID J. BARRAM                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN L. BAUM                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RODNEY F. CHASE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JUDITH R. HABERKORN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL W. LAPHEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F. WARREN MCFARLAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHONG SUP PARK                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS H. PATRICK                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPUTERSHARE LIMITED CPU

  TICKER:                  N/A                 CUSIP:   Q2721E105

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report, the Directors' report and the Auditor's

report for the YE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #3.: Re-elect Ms. P.J. Maclagan as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company, who retires from the office

under Clause 66 of the Company's Constitution

PROPOSAL #4.: Re-elect Dr. M. Kerber as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who retires from the office under

Clause 66 of the Company's Constitution

PROPOSAL #5.: Approve, for the purposes of Sections          ISSUER            YES         AGAINST           AGAINST

259B(2) and 260C(4) of the Corporations Act 2001 and

for all other purposes, the Employee Share Scheme

called the Computershare Limited - Second Deferred

Long Term Incentive plan [DLI plan], as specified;

and an issue of securities under the DLI Plan to the

Managing Director of the Company for the purposes of

Rule 10.14 of the Listing Rules of ASX Limited; and

all other issues of securities under the DLI Plan for

 the purposes of Rule 7.2 Exception 9 as exception to

 Rule 7.1 of the Listing Rules of ASX Limited and for

 all other purposes

PROPOSAL #6.: Authorize the Company, for the purposes        ISSUER            YES         AGAINST           AGAINST

 of Section 200B and 200E of the Corporations Act, to

 give to each of the persons as specified any of the

benefits as specified in connection with that

person's retirement from a Board or managerial office

 [or Managerial or executive office] in the Company,

or a related Body Corporate, arising from that

person's participation in the DLI Plan further

details of which are as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMPUWARE CORPORATION

  TICKER:                  CPWR               CUSIP:   205638109

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DENNIS W. ARCHER                                  ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: GURMINDER S. BEDI                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM O. GRABE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM R. HALLING                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER KARMANOS, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FAYE ALEXANDER NELSON                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GLENDA D. PRICE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. JAMES PROWSE                                    ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: G. SCOTT ROMNEY                                    ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM, TO AUDIT OUR CONSOLIDATED

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING MARCH

 31, 2010.

PROPOSAL #03: A NON-BINDING RESOLUTION TO RATIFY THE         ISSUER            YES             FOR                  FOR

RIGHTS AGREEMENT, DATED OCTOBER 25, 2000, AS AMENDED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COMSYS HOLDINGS CORPORATION

  TICKER:                  N/A                 CUSIP:   J5890P106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONAGRA FOODS, INC.

  TICKER:                  CAG                 CUSIP:   205887102

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MOGENS C. BAY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN G. BUTLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN F. GOLDSTONE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOIE A. GREGOR                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJIVE JOHRI                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.G. JURGENSEN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD H. LENNY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RUTH ANN MARSHALL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY M. RODKIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREW J. SCHINDLER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH E. STINSON                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE THE CONAGRA FOODS 2009 STOCK            ISSUER            YES             FOR                  FOR

PLAN

PROPOSAL #03: APPROVE THE CONAGRA FOODS EXECUTIVE              ISSUER            YES             FOR                  FOR

INCENTIVE PLAN

PROPOSAL #04: RATIFY THE APPOINTMENT OF INDEPENDENT          ISSUER            YES             FOR                  FOR

AUDITOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONOCOPHILLIPS

  TICKER:                  COP                 CUSIP:   20825C104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD L.                   ISSUER            YES             FOR                  FOR

ARMITAGE

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD H.                   ISSUER            YES             FOR                  FOR

AUCHINLECK

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES E.                       ISSUER            YES             FOR                  FOR

COPELAND, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: KENNETH M.                   ISSUER            YES             FOR                  FOR

DUBERSTEIN

PROPOSAL #1E: ELECTION OF DIRECTOR: RUTH R. HARKIN             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: HAROLD W. MCGRAW         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES J. MULVA             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT A. NIBLOCK        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: HARALD J. NORVIK         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WILLIAM K. REILLY        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: BOBBY S. SHACKOULS      ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: VICTORIA J.                 ISSUER            YES             FOR                  FOR

TSCHINKEL

PROPOSAL #1M: ELECTION OF DIRECTOR: KATHRYN C. TURNER        ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: WILLIAM E. WADE,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #02: PROPOSAL TO RATIFY APPOINTMENT OF ERNST        ISSUER            YES             FOR                  FOR

 & YOUNG LLP AS CONOCOPHILLIPS' INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: BOARD RISK MANAGEMENT OVERSIGHT                 SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: GREENHOUSE GAS REDUCTION                              SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #05: OIL SANDS DRILLING                                        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #06: LOUISIANA WETLANDS                                        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #07: FINANCIAL RISKS OF CLIMATE CHANGE              SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #08: TOXIC POLLUTION REPORT                                 SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #09: GENDER EXPRESSION NON-DISCRIMINATION         SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #10: POLITICAL CONTRIBUTIONS                               SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSOL ENERGY INC.

  TICKER:                  CNX                 CUSIP:   20854P109

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN WHITMIRE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. BRETT HARVEY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES E. ALTMEYER, SR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP W. BAXTER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM E. DAVIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJ K. GUPTA                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICIA A. HAMMICK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID C. HARDESTY, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. MILLS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM P. POWELL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH T. WILLIAMS                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF ANTICIPATED SELECTION          ISSUER            YES             FOR                  FOR

OF INDEPENDENT AUDITOR: ERNST & YOUNG LLP.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSOLIDATED EDISON, INC.

  TICKER:                  ED                   CUSIP:   209115104

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: K. BURKE                       ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: V.A. CALARCO                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: G. CAMPBELL, JR.         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: G.J. DAVIS                    ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: M.J. DEL GIUDICE         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: E.V. FUTTER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: J.F. HENNESSY III        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: S. HERNANDEZ                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: J.F. KILLIAN                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: E.R. MCGRATH                ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: M.W. RANGER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: L.F. SUTHERLAND           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT ACCOUNTANTS.

PROPOSAL #03: ADDITIONAL COMPENSATION INFORMATION.         SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSOLIDATED MEDIA HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Q2784N109

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the                            ISSUER             NO              N/A                  N/A

consolidated financial statements of the Company and

its controlled entities, and the reports of the

Directors and the Auditor for the FYE 30 JUN 2009

PROPOSAL #2.A: Re-elect Mr. Peter Joshua Thomas                 ISSUER            YES             FOR                  FOR

Gammell as a Director of the Company, who retires

from office in accordance with Clause 6.1[e] of the

Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Ashok Jacob as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires from office in

accordance with Clause 6.1[e] of the Company's

PROPOSAL #2.C: Re-elect Mr. Guy Jalland as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires from office in

accordance with Clause 6.1[e] of the Company's

PROPOSAL #2.D: Re-elect Mr. Ryan Kerry Stokes as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires from office in

accordance with Clause 6.1[e] of the Company's

Constitution

PROPOSAL #2.E: Re-elect Mr. Christopher Darcy                     ISSUER            YES             FOR                  FOR

Corrigan as a Director of the Company, who retires

from office in accordance with Clause 6.1[f] of the

Company's Constitution

PROPOSAL #2.F: Re-elect Mr. Christopher John Mackay          ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires from office

 in accordance with Clause 6.1[f] of the Company's

Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSOLIDATED MEDIA HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Q2784N109

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve that the constitution tabled          ISSUER            YES             FOR                  FOR

at the meeting and signed by the chairman of the

Company for the purposes of identification is adopted

 as the constitution of the Company to the exclusion

and in replacement of the existing memorandum and

articles of association, which are repealed

PROPOSAL #2: Authorize the Company, for the purposes         ISSUER            YES             FOR                  FOR

of Section 257C of the Corporations Act 2001 and for

all other purposes the on-market buy-back of up to

73,770,492 of its issued ordinary shares during the

12 month period from the date of the General Meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSTELLATION BRANDS, INC.

  TICKER:                  STZ                 CUSIP:   21036P108

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BARRY A. FROMBERG                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEANANNE K. HAUSWALD                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES A. LOCKE III                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: PETER M. PEREZ                                     ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: RICHARD SANDS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT SANDS                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL L. SMITH                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER H. SODERBERG                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MARK ZUPAN                                            ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

FEBRUARY 28, 2010.

PROPOSAL #03: PROPOSAL TO AMEND THE COMPANY'S                     ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER

OF AUTHORIZED SHARES OF THE COMPANY'S CLASS A COMMON

STOCK FROM 315,000,000 SHARES TO 322,000,000 SHARES

AND THE COMPANY'S CLASS 1 COMMON STOCK FROM

15,000,000 SHARES TO 25,000,000 SHARES.

PROPOSAL #04: PROPOSAL TO APPROVE THE FIRST AMENDMENT        ISSUER            YES         AGAINST           AGAINST

 TO THE COMPANY'S LONG-TERM STOCK INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONSTELLATION ENERGY GROUP, INC.

  TICKER:                  CEG                 CUSIP:   210371100

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: YVES C. DE BALMANN      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ANN C. BERZIN               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES T. BRADY             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DANIEL CAMUS                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES R. CURTISS         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: FREEMAN A.                   ISSUER            YES             FOR                  FOR

HRABOWSKI, III

PROPOSAL #1G: ELECTION OF DIRECTOR: NANCY LAMPTON               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT J. LAWLESS        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MAYO A. SHATTUCK         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1J: ELECTION OF DIRECTOR: JOHN L. SKOLDS             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: MICHAEL D.                   ISSUER            YES             FOR                  FOR

SULLIVAN

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS         ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR 2010.

PROPOSAL #03: APPROVAL OF AMENDMENT & RESTATEMENT OF         ISSUER            YES             FOR                  FOR

2007 LONG-TERM INCENTIVE PLAN, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #04: SHAREHOLDER PROPOSAL.                                   SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONTACT ENERGY LTD

  TICKER:                  N/A                 CUSIP:   Q2818G104

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors                   ISSUER            YES             FOR                  FOR

contact's to fix the Auditor's fees and expenses

PROPOSAL #2.: Elect Ms. Susan Sheldon as a Director          ISSUER            YES             FOR                  FOR

of Contact

PROPOSAL #3.: Elect Mr. David Baldwin as a Director          ISSUER            YES             FOR                  FOR

of Contact

PROPOSAL #4.: Re-elect Mr. Grant King as a Director          ISSUER            YES             FOR                  FOR

of Contact

PROPOSAL #5.: Re-elect Mr. Bruce Beeren as a Director        ISSUER            YES             FOR                  FOR

 of Contact

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CONTINENTAL RESOURCES INC

  TICKER:                  CLR                 CUSIP:   212015101

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: HAROLD G. HAMM                                     ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DAVID L. BOREN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. MCNABB, II                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF GRANT THORNTON LLP AS            ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COOPER INDUSTRIES PLC.

  TICKER:                  CBE                 CUSIP:   G24140108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEPHEN G. BUTLER        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAN F. SMITH                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GERALD B. SMITH           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARK S. THOMPSON         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO CONSIDER THE COMPANY'S IRISH                     ISSUER            YES             FOR                  FOR

STATUTORY ACCOUNTS AND THE RELATED REPORTS OF THE

DIRECTORS AND AUDITORS.

PROPOSAL #03: APPOINT ERNST & YOUNG AS OUR                          ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS FOR THE YEAR ENDING 12/31/2010

AND AUTHORIZE THE AUDIT COMMITTEE TO SET THEIR

PROPOSAL #04: AUTHORIZE ANY SUBSIDIARY OF THE COMPANY        ISSUER            YES             FOR                  FOR

 TO MAKE MARKET PURCHASES OF COMPANY SHARES.

PROPOSAL #05: AUTHORIZE THE REISSUE PRICE RANGE OF            ISSUER            YES             FOR                  FOR

TREASURY SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COOPER INDUSTRIES, LTD.

  TICKER:                  CBE                 CUSIP:   G24182100

  MEETING DATE:      8/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE SCHEME OF ARRANGEMENT          ISSUER            YES             FOR                  FOR

ATTACHED TO THE ACCOMPANYING PROXY STATEMENT AS ANNEX

 A.

PROPOSAL #02: IF THE SCHEME OF ARRANGEMENT IS                     ISSUER            YES             FOR                  FOR

APPROVED, AND IN CONNECTION WITH THE SCHEME OF

ARRANGEMENT AND THE REORGANIZATION, APPROVAL OF THE

REDUCTION OF THE SHARE PREMIUM OF COOPER INDUSTRIES

PLC TO ALLOW THE CREATION OF DISTRIBUTABLE RESERVES

THAT WAS PREVIOUSLY UNANIMOUSLY APPROVED BY COOPER

INDUSTRIES, LTD. AND THE OTHER CURRENT SHAREHOLDERS

OF COOPER INDUSTRIES PLC.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORETRONIC CORPORATION

  TICKER:                  N/A                 CUSIP:   Y1756P119

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of capital injection by              ISSUER             NO              N/A                  N/A

issuing new shares or global depositary receipt

PROPOSAL #A.4: The status of buyback treasury stocks         ISSUER             NO              N/A                  N/A

and conditions of transferring to employees

PROPOSAL #A.5: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board meeting

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 Profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.8  per share

PROPOSAL #B.3: Approve the proposal of capital                   ISSUER            YES             FOR                  FOR

injection by issuing new shares or global depositary

receipt

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve to revise the rules of the              ISSUER            YES             FOR                  FOR

election of the Directors and Supervisors

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans, endorsement and guarantee

PROPOSAL #B71.1: Election of Mr. Wade Chang [ID No:          ISSUER            YES             FOR                  FOR

5] as a Director

PROPOSAL #B71.2: Election of Mr. Frank Juang [ID No:         ISSUER            YES             FOR                  FOR

168] as a Director

PROPOSAL #B71.3: Election of Hsun Chieh Investment            ISSUER            YES             FOR                  FOR

Ltd [ID No: 29798/70761592] as a Director

PROPOSAL #B71.4: Election of Mr. Robert Hung [ID No:         ISSUER            YES             FOR                  FOR

C100504640] as a Director

PROPOSAL #B72.1: Election of Mr. Ted T. C. Tu [ID No:        ISSUER            YES             FOR                  FOR

 A11039109] as an Independent Director

PROPOSAL #B72.2: Election of Mr. Yen-Chun Wang [ID            ISSUER            YES             FOR                  FOR

No: F100264199] as an Independent Director

PROPOSAL #B72.3: Election of Mr. Han-Ping D. Shieh            ISSUER            YES             FOR                  FOR

[ID No: B100613081] as an Independent Director

PROPOSAL #B.8: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.9: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORIO NV

  TICKER:                  N/A                 CUSIP:   N2273C104

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and announcements        ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Management Board on the FY        ISSUER             NO              N/A                  N/A

 2009

PROPOSAL #3: Corporate Governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve to adopt of the financial                   ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #5.A: Declare a dividend of EUR 2.65 per              ISSUER            YES             FOR                  FOR

share for 2009

PROPOSAL #5.B: Approve to provide shareholders with a        ISSUER            YES             FOR                  FOR

 choice whereby each shareholder may choose to either

 receive the dividend entirely in cash less 15%

dividend tax, or entirely in shares payable out of

the share premium reserves, or a combination thereof,

 provided that in connection with the fiscal

obligation to pay dividends under the FBI

requirements a maximum percentage of the total

dividend will be determined and may be paid out in

shares, this maximum percentage will be announced at

the latest on the General Meeting of 23 APR 2010, it

is expected that this percentage will be between 40

and 50% of the total dividend, in case shareholders

wish to receive more than this maximum percentage of

the total dividend in shares, those shareholders who

have chosen for a pay out in shares will receive

their share dividend on a pro-rata basis, of which

the remainder will be paid in cash less 15% dividend

tax, pay out of stock dividend will only occur in who

PROPOSAL #6: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Management Board for the  FY 2009

PROPOSAL #7: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board for the FY 2009

PROPOSAL #8: Re-appoint KPMG Accountants N.V. as the         ISSUER            YES             FOR                  FOR

Auditor to examine the financial statements for the

2010 FY

PROPOSAL #9: Announcement of the intended appointment        ISSUER             NO              N/A                  N/A

 of two members of the Management Board

PROPOSAL #10: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #11: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORNING INCORPORATED

  TICKER:                  GLW                 CUSIP:   219350105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT F.                     ISSUER            YES             FOR                  FOR

CUMMINGS, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: CARLOS M.                     ISSUER            YES             FOR                  FOR

GUTIERREZ

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM D.                   ISSUER            YES             FOR                  FOR

SMITHBURG

PROPOSAL #1D: ELECTION OF DIRECTOR: HANSEL E. TOOKES         ISSUER            YES             FOR                  FOR

II

PROPOSAL #1E: ELECTION OF DIRECTOR: WENDELL P. WEEKS         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF                               ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS CORNING'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS.

PROPOSAL #03: APPROVAL OF THE 2010 VARIABLE                        ISSUER            YES             FOR                  FOR

COMPENSATION PLAN.

PROPOSAL #04: APPROVAL OF THE 2010 EQUITY PLAN FOR            ISSUER            YES             FOR                  FOR

NON-EMPLOYEE DIRECTORS.

PROPOSAL #05: APPROVAL OF THE AMENDMENT AND                        ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE RESTATED CERTIFICATE OF

INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL #06: SHAREHOLDER PROPOSAL CONCERNING VOTING.   SHAREHOLDER        YES             FOR               AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORPBANCA

  TICKER:                  N/A                 CUSIP:   ADPV02736

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to reduce the number of Regular        ISSUER            YES         AGAINST           AGAINST

 Directors, from 11 to 9, and increase of the number

of Alternate Directors from 1 to 2, and the

modification, to these effects, of Article 11 of the

By laws, as well as the granting of power of attorney

 to the General Manager to request the prior

authorization to the Superintendence of Banks and

Financial Institutions, pursuant to paragraph 2nd of

Number 4 of Article 49 of Banks General Law

PROPOSAL #2.: Approve the appointment of the 9                   ISSUER            YES         AGAINST           AGAINST

Regular Directors and the 2 Alternate Directors

should proceed, who shall perform their duties for

the period of 3 years, counted from the date of their

PROPOSAL #3.: Grant authority to transfer the shares         ISSUER            YES         AGAINST           AGAINST

of own issuance of the property of the Bank,

equivalent to 2, 5% of the capital stock, amounting

to 5.672.732.254 shares, which, in accordance with

Article 27 C of the Law of Stock Companies and

Article 29 of its regulation, would be preferably

offered to stockholders inscribed with 5 working days

 in advance at the respective shareholders register,

at prorate of their stock ownership, for a term of 30

 days counted from the date of publication of the

stock option, the granting to stockholders or their

assignees of a second period of preferential option

shall also be submitted to the consideration of the

Board of Directors, as regards to stockholders or

their assignees acquiring shares during such first

preferential period of offer, and that would have

stated their will to acquire the remaining shares not

 being acquired, in turn, during the initial period

by stockholders or their assignees, the right of this

 second period would be the acquiring of the prorate

they are entitled to in the shares remaining after

the initial period of preferential offer, right that

should be executed within the term of 45 days counted

 from the maturity of the period referred to above,

the aforementioned is consistent with the fact that

the Board of Directors may determine another

procedure for a second preferential option

PROPOSAL #4.: Authorize the Board of Directors to set        ISSUER            YES         AGAINST           AGAINST

 the price of the shares to be transferred in the

periods of preferential offer agreed by the Board of

Directors

PROPOSAL #5.: Approve the adjustment of references of        ISSUER            YES         AGAINST           AGAINST

 Bylaws to the pertinent Articles of Banks General

Law and other legislation, and specially, the

modifications of the specified provisions, I. Article

 15, referring to requirements established for the

approval of related operations, proposing their

adjustment to the present terms set forth in Article

50 BIS of Law 18.046 II., Article 12, referring to

the remuneration of Board of Directors Members,

proposing to leave evidence that same may be

remunerated or not III. Article 20, Letter J,

establishing the requirement to report to the Board

meetings all acquisitions or transfers of assets made

 by the bank it is proposed to leave null and void

such requirement, eliminating the pertinent provision

 IV. Articles 25 and 27, referring to the matters

that should be acknowledged by the extraordinary

stockholders meeting, and the quorum necessary so

that those may be agreed, proposing to adjust them to

 the present legislation in force V. title VIII,

concerning dissolution and liquidation, proposing to

adjust it to the present provisions of banks general

law VI. single transitory Article, to update it,

leaving evidence that the total of shares are fully

PROPOSAL #6.: Approve to agree the sole, integrated          ISSUER            YES         AGAINST           AGAINST

and standardized text of Bylaws, including the

modifications agreed in the Board of Directors

PROPOSAL #7.: Adopt all agreements and grant all                ISSUER            YES         AGAINST           AGAINST

powers of attorney necessary for the complete

formalization and legalization of the matters

referred to above evidence was stated that to the

effects of the call to extraordinary general

stockholders meeting, due to the nature of the matter

 referring to the reduction of the number of

Directors, please bear in mind that said decision has

 been previously authorized by the superintendence of

 Banks and Financial Institutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORPBANCA

  TICKER:                  N/A                 CUSIP:   ADPV02736

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, general                ISSUER            YES             FOR                  FOR

balance sheet, financial statements, its notes and

report of External Auditors corresponding to the

period between 01 JAN and 31 DEC 2009

PROPOSAL #2.: Appointment of the External Auditors            ISSUER            YES             FOR                  FOR

for year 2010

PROPOSAL #3.: Approve to fix the remunerations of              ISSUER            YES             FOR                  FOR

Board of Directors Members

PROPOSAL #4.: Acknowledge the information on the                ISSUER            YES             FOR                  FOR

operations referred to in Articles 146 and following

of the Law 18.046

PROPOSAL #5.: Approve the proposal of the Board of            ISSUER            YES             FOR                  FOR

Directors regarding the distribution of 100% of the

profits of FY 2009, amounting to CLP 85,108,675,320;

this amount shall be distributed as dividend among

the total of the shares issued by the bank, amounting

 to 226,909,290,577, to which the number of shares

not sold once ended the second period of the Programa

 De Venta De Acciones De Propia Emision, shall be

deducted, by which the amount of 66,459,481 shares

were offered for sale; the dividend, if approved,

would be paid once the stockholders meeting is

adjourned, and all stockholders inscribed at the

Register of Stockholders with 5 working days in

advance to the date set forth for its payment shall

have the right to it

PROPOSAL #6.: Approve to set forth the dividends                ISSUER            YES             FOR                  FOR

policy proposed by the Board of Directors, which,

considering the changes arising from the

implementation of IFRS accounting standards, agreed

to propose to allocate, at least, the 50% of the

profits of the respective period, being they

calculated on the total of the profits of the period,

 discounted an amount that before the application of

IFRS standards constituted the monetary correction,

so that the capital and reserves are kept constant in

PROPOSAL #7.: Approve to fix the remunerations and            ISSUER            YES             FOR                  FOR

budgets of the Directors Committee and report on its

activities

PROPOSAL #8.: Approve to fix the remunerations and            ISSUER            YES             FOR                  FOR

budget of the Auditing Committee and report on its

activities

PROPOSAL #9.: Election of the newspaper for Legal              ISSUER            YES             FOR                  FOR

Publications

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORPORACION FINANCIERA ALBA SA, MADRID

  TICKER:                  N/A                 CUSIP:   E33391132

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

consolidated

PROPOSAL #2: Grant discharge to the Board of                       ISSUER            YES             FOR                  FOR

Directors during the same period

PROPOSAL #3: Approve the distribution of the profit          ISSUER            YES             FOR                  FOR

and payment of the dividend

PROPOSAL #4: Appointment and re-election of the Board        ISSUER            YES             FOR                  FOR

 Members

PROPOSAL #5: Approve, capital reduction by means the         ISSUER            YES             FOR                  FOR

amortization of shares including the 435,000 from the

 remuneration of the Board Members in 2008 and

subsequent amendments to Article 5 Number of the

PROPOSAL #6: Grant authority to purchase own shares          ISSUER            YES             FOR                  FOR

within the limits established by Corporation Law

PROPOSAL #7: Approve the retribution of the Board              ISSUER            YES             FOR                  FOR

Members

PROPOSAL #8: Approve the application of a new                     ISSUER            YES             FOR                  FOR

retribution system in shares

PROPOSAL #9: Approve to transfer the extra of legal          ISSUER            YES             FOR                  FOR

reserve from the reduction capital to voluntary

reserves

PROPOSAL #10: Approve the delegation of powers                    ISSUER            YES             FOR                  FOR

PROPOSAL #11: Approve the minutes                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORPORATE EXPRESS AUSTRALIA LIMITED

  TICKER:                  N/A                 CUSIP:   Q28881102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the annual                 ISSUER             NO              N/A                  N/A

financial report, Directors' report and Auditor's

report of the Company for the financial period ended

31 JAN 2010

PROPOSAL #2.a: Re-elect Mr. M. Miles as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who retires under Clause 18.6 of the

Company's Constitution

PROPOSAL #2.b: Re-elect Mr. Tony Larkin as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation under Clause

 19.2 of the Company's Constitution

PROPOSAL #2.c: Re-elect Ms. Chris Gillies as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation

under Clause 19.2 of the Company's Constitution

PROPOSAL #2.d: Re-elect Mr. Grant Logan as a Director        ISSUER            YES         AGAINST           AGAINST

 of the Company, who retires by rotation under Clause

 19.2 of the Company's Constitution

PROPOSAL #3: Adopt the remuneration report as set out        ISSUER            YES             FOR                  FOR

 on pages 31 to 44 of the annual report for the

financial period ended 31 JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORPORATE EXPRESS AUSTRALIA LIMITED

  TICKER:                  N/A                 CUSIP:   Q28881102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purposes of Section          ISSUER            YES             FOR                  FOR

260B[1] of the Corporations Act 2001

[Cth][Corporations Act], the transactions described

and contemplated in the statement of material

information which accompanies this notice of meeting

and all elements of those transactions which may

constitute the giving of financial assistance by the

Company, including [without limitation] that the

Company may; [i] pay the special Dividend; [ii] enter

 into the facility agreement and the subordination

deed; [iii] enter into any additional documents, and

do all additional things, as may be necessary or

desirable for the purposes of or to give effect to

the transactions contemplated in the statement of

material information

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CORPORATION BANK

  TICKER:                  N/A                 CUSIP:   Y1755Q134

  MEETING DATE:      7/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet of the Bank as at 31 MAR 2009, the profit and

loss account of the Bank for the YE 31 MAR 2009, the

report of the Board of Directors on the working and

activities of the Bank for the period covered by the

accounts and the Auditors' report on the balance

sheet and the accounts

PROPOSAL #2.: Approve the payment of interim dividend        ISSUER            YES             FOR                  FOR

 and declare a final dividend on equity shares for

the FY 2008-2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSAN SA INDUSTRIA E COMERCIO

  TICKER:                  N/A                 CUSIP:   P31573101

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a.1: Approve the financial statements                 ISSUER            YES             FOR                  FOR

relating to the FYE 31 MAR 2009

PROPOSAL #a.2: Elect the Members of the Finance                 ISSUER            YES         AGAINST           AGAINST

Committee, and their respective substitutes

PROPOSAL #a.3: Ratify the appointment made by the              ISSUER            YES         AGAINST           AGAINST

Chairperson of the Board of Directors of the 3

Members of the Board of Directors who filled the

vacant positions as a result of the resignations that

 were tendered

PROPOSAL #e.1: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital limit of the Company to BRL

5,000,000,000.00, with the consequent amendment of

Article 6 of the Corporate Bylaws

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSAN SA INDUSTRIA E COMERCIO

  TICKER:                  N/A                 CUSIP:   P31573101

  MEETING DATE:      9/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the Head Quarters of the Company         ISSUER            YES             FOR                  FOR

to the Cosan Administrative Building located at

Fazenda Pau D Alho No Street Number, in the

Municipality of Barra Bonita, in the State of Sao

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSAN SA INDUSTRIA E COMERCIO

  TICKER:                  N/A                 CUSIP:   P31573101

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the wording of Articles 22 and 27        ISSUER            YES             FOR                  FOR

 of the Corporate Bylaws so as to amend the powers of

 the Executive Committee for the performance of acts

without the need for prior approval from the Board of

 Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSCO CORP SINGAPORE LTD

  TICKER:                  N/A                 CUSIP:   Y1764Z208

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and Audited financial statements for the FYE 31 DEC

2009

PROPOSAL #2: Approve a first and final tax-exempt             ISSUER            YES             FOR                  FOR

one-tier  dividend of SGD 0.03 per ordinary share for

 the YE 31 DEC 2009

PROPOSAL #3: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of SGD 265,000 for the YE 31 DEC 2009

PROPOSAL #4: Re-elect Mr. Ma Gul Chuan as a Director,        ISSUER            YES         AGAINST           AGAINST

 who retires in accordance with Article 98 of the

Articles of Association of the Company

PROPOSAL #5: Re-elect Mdm Sun Yue Ying as a Director,        ISSUER            YES         AGAINST           AGAINST

 who retires in accordance with Article 98 of the

Articles of Association of the Company

PROPOSAL #6: Re-elect Mr. Er Kwong Wah as a Director,        ISSUER            YES         AGAINST           AGAINST

 who retires in accordance with Article 98 of the

Articles of Association of the Company

PROPOSAL #7: Re-elect Mr. Ang Swee Tian as a                       ISSUER            YES         AGAINST           AGAINST

Director, who retires in accordance with Article 98

of the Articles of Association of the Company

PROPOSAL #8: Re-appoint Mr. Tom Yee Lat Shing as a            ISSUER            YES         AGAINST           AGAINST

Director, who retires under Section 153(6) of t he

Companies Act, to hold office from the date of this

AGM until the next AGM of the Company

PROPOSAL #9: Re-appoint Messrs.                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors and

authorize the Directors to fix their remuneration

PROPOSAL #10: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

Section 161 of the Companies Act (Chapter 50) and the

 Listing Rules of the Singapore Exchange Securities

Trading Limited (the Listing Rules), to allot and

issue: a) shares in the capital of the Company

(whether by way of bonus, rights or otherwise); or b)

 convertible securities; or c) additional securities

issued pursuant to Rule 829 of the Listing Rules; or

d) shares arising from the conversion of convertible

securities in (b) and (c) above, at any time and upon

 such terms and conditions and for such purposes as

the Directors may in their absolute discretion deem

fit provided that: CONTD.

PROPOSAL #11: Authorize the Directors to offer and            ISSUER            YES         AGAINST           AGAINST

grant options (Options) in accordance with the

provisions of the Cosco Group Employees  Share Option

 Scheme 2002 (Scheme) and to allot and issue from

time to time such number of shares in the capital of

the Company as may be required to be issued pursuant

to the exercise of Options granted under the Scheme,

provided that the total number of Shares to be

offered under the Scheme shall not in total exceed

15% of the issued share capital of the Company on the

 day preceding any Offer Date at any time and from

time to time during the existence of the Scheme

PROPOSAL #12: Approve that approval be given for the         ISSUER            YES             FOR                  FOR

renewal of the mandate for the purposes of Chapter 9

of the Listing Manual of the SGX-ST, for the Company,

 its subsidiaries and associated companies or any of

them to enter into any of the transactions falling

within the types of Interested Person Transactions,

as specified to the Annual Report of the Company for

the FYE 31 DEC 2009 with any party who is of the

class of Interested Persons described in the Appendix

 provided that such transactions are made on normal

commercial terms and will not be prejudicial to the

interests of the Company and its minority

shareholders and in accordance with the review

procedures set out in the Appendix; ii) authorize the

 Audit Committee of the Company to take such actions

as it deems proper in CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSCO PAC LTD

  TICKER:                  N/A                 CUSIP:   G2442N104

  MEETING DATE:      1/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify and approve to enter into the              ISSUER            YES             FOR                  FOR

Agreement dated 30 NOV 2009  the COSCON Shipping

Services Master Agreement  between COSCO Ports

Holdings  Limited, a wholly-owned subsidiary of the

Company, Piraeus Container Terminal S.A., a wholly-

owned subsidiary of the Company, China Ocean Shipping

  Group  Company COSCO  and COSCO Container Lines

Company Limited  COSCON  in relation to the provision

 of shipping related services for a term from 01 JAN

2010 to 31 DEC 2012 as specified and the transactions

 contemplated there under; the proposed annual cap

amounts for the transactions under the COSCON

Shipping Services Master Agreement for the 3 years

ending 31 DEC 2012 CONTD

PROPOSAL #2: Ratify and approve to enter into the              ISSUER            YES             FOR                  FOR

Agreement dated 30 NOV 2009  the Florens-COSCON

Container Related Services and Purchase of Materials

Master Agreement  between Florens Container Holdings

Limited, a wholly-owned subsidiary of the Company,

COSCO and COSCON in relation to the provision of

container related services and the purchase of

container related materials for a term from 01 JAN

2010 to 31 DEC 2012 as specified and the transactions

 contemplated there under; the proposed annual cap

amounts for the transactions under the Florens-COSCON

 Container Related Services and Purchase of Materials

 Master Agreement for the 3 years ending 31 DEC 2012

CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSCO PAC LTD

  TICKER:                  N/A                 CUSIP:   G2442N104

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the financial                 ISSUER            YES             FOR                  FOR

statements and the directors's and independent

auditor's reports for the year ended 31st December

PROPOSAL #2: Declare a final dividend for the year            ISSUER            YES             FOR                  FOR

ended 31st December 2009

PROPOSAL #3.I.A: Re-elect Mr. Xu Lirong as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.I.B: Re-elect Dr. Sun Jiakang as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.I.C: Re-elect Mr. Yin Weiyu as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.I.D: Re-elect Dr. Li Kwok Po, David as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.I.E: Re-elect Mr. Timothy George                       ISSUER            YES             FOR                  FOR

FRESHWATER as a Director

PROPOSAL #3.II: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the remuneration of Directors

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as              ISSUER            YES             FOR                  FOR

Auditor and authorize the Directors to fix the

remuneration of Auditor

PROPOSAL #5.A: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with the additional shares of the

Company as set out in the ordinary resolution in item

 5(A) of the notice of AGM

PROPOSAL #5.B: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

shares of the Company as set out in the ordinary

resolution in item 5(B) of the notice of AGM

PROPOSAL #5.C: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with the additional shares of the

Company as set out in the ordinary resolution in item

 5(C) of the notice of AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSCO PACIFIC LTD

  TICKER:                  N/A                 CUSIP:   G2442N104

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, ratify and confirm [a] the              ISSUER            YES             FOR                  FOR

entering into of the equity transfer agreement dated

27 AUG 2009 [the Agreement] between COSCO Pacific

Logistics Company Limited, a wholly-owned subsidiary

of the Company, as vendor and China COSCO Holdings

Company Limited as purchaser [a copy of which has

been produced to the Meeting marked A and initialed

by the chairman of the Meeting for identification

purpose] in relation to the disposal of 49% equity

interest in COSCO Logistics Co., Ltd. and the

transactions contemplated thereunder; and authorize

the Director[s] of the Company for and on behalf of

the Company to, amongst other matters, sign, execute

and deliver or to authorize the signing, execution

and delivery of all such documents and to do all such

 deeds as they may consider necessary, expedient or

desirable to give effect to or otherwise in

connection with the Agreement and the transactions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSMO OIL COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J08316101

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COSTCO WHOLESALE CORPORATION

  TICKER:                  COST               CUSIP:   22160K105

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: B.S. CARSON, SR., M.D.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. GATES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAMILTON E. JAMES                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JILL S. RUCKELSHAUS                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: AMENDMENT OF COMPANY'S FOURTH RESTATED         ISSUER            YES             FOR                  FOR

STOCK INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COUNTRY GARDEN HLDGS CO LTD

  TICKER:                  N/A                 CUSIP:   G24524103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements, the report of the

Directors and the Independent Auditor's report of the

 Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3a: Re-elect Mr. Yang Erzhu as the Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #3b: Re-elect Ms. Yang Zhicheng as the                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3c: Re-elect Mr. Yang Yongchao as the                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3d: Re-elect Mr. Lai Ming, Joseph as the            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3e: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company to fix the Directors fee

PROPOSAL #4: Re-appoint Auditors and authorize the            ISSUER            YES             FOR                  FOR

Board of Directors to fix their remunerations

PROPOSAL #5: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to the rules governing the listing of

securities on the Stock Exchange of Hong Kong Limited

  the Listing Rules , during the Relevant Period  as

hereinafter specified in this resolution  to allot,

issue and deal with any unissue shares in the capital

 of the Company and to make or grant offers,

agreements and options  including but not limited to

warrants, bonds and debentures convertible into

shares of the Company  which might require the

exercise of such power be and is hereby generally and

 unconditionally approved; to make or grant offers,

agreements and options  including warrants, bonds and

 debentures convertible into shares of the Company

which might require the shares in the capital of the

Company to be issued either..CONTD

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase shares of the Company during the

relevant period on the Stock Exchange of Hong Kong

Limited or on any other stock exchange on which the

shares of the Company may be listed and which is

recognized by the Securities and Futures Commission

of Hong Kong and the Stock Exchange for this purpose,

 subject to and in accordance with all applicable

laws and/or the requirements of the Listing Rules or

of any other stock exchange as amended from time to

time, be and is hereby generally and unconditionally

approved; the aggregate nominal value of the shares

of the Company which the Company is authorized to

repurchase pursuant to the approval in paragraph  a

above during the relevant period..CONTD

PROPOSAL #7: Approve conditional upon the ordinary            ISSUER            YES             FOR                  FOR

resolution numbers 5 and 6 of the notice convening

this meeting being passed, the general mandate

granted to the Directors to allot, issue and deal in

any unissued shares pursuant to the ordinary

resolution no. 5 of the notice convening this meeting

 be and is hereby extended by the addition to the

aggregate nominal value of the share capital of the

Company which may be allotted or agreed conditionally

 or unconditionally to be allotted by the Directors

pursuant to such general mandate of an amount

representing the aggregate nominal value of the share

 capital of the Company repurchased by the Company

under the authority granted pursuant to the ordinary

resolution no. 6 of the notice convening this

meeting, provided that such..CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COVENTRY HEALTH CARE, INC.

  TICKER:                  CVH                 CUSIP:   222862104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF CLASS I DIRECTOR: L. DALE          ISSUER            YES             FOR                  FOR

CRANDALL

PROPOSAL #1B: ELECTION OF CLASS I DIRECTOR: ELIZABETH        ISSUER            YES             FOR                  FOR

 E. TALLETT

PROPOSAL #1C: ELECTION OF CLASS I DIRECTOR: ALLEN F.         ISSUER            YES             FOR                  FOR

WISE

PROPOSAL #1D: ELECTION OF CLASS I DIRECTOR: JOSEPH R.        ISSUER            YES             FOR                  FOR

 SWEDISH

PROPOSAL #1E: ELECTION OF CLASS II DIRECTOR: MICHAEL         ISSUER            YES             FOR                  FOR

A. STOCKER, M.D.

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

AUDITORS FOR 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL: POLITICAL                 SHAREHOLDER        YES         ABSTAIN           AGAINST

CONTRIBUTIONS

PROPOSAL #04: STOCKHOLDER PROPOSAL: PAY DISPARITY          SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #05: STOCKHOLDER PROPOSAL: MULTIPLE                  SHAREHOLDER        YES         AGAINST               FOR

PERFORMANCE METRICS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  COVIDIEN PLC

  TICKER:                  COV                 CUSIP:   G2554F105

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO RECEIVE AND CONSIDER THE COMPANY'S          ISSUER            YES             FOR                  FOR

IRISH STATUTORY ACCOUNTS AND THE REPORTS OF THE

DIRECTORS AND AUDITORS THEREON.

PROPOSAL #2A: ELECTION OF DIRECTOR: CRAIG ARNOLD                ISSUER            YES             FOR                  FOR

PROPOSAL #2B: ELECTION OF DIRECTOR: ROBERT H. BRUST           ISSUER            YES             FOR                  FOR

PROPOSAL #2C: ELECTION OF DIRECTOR: JOHN M. CONNORS,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #2D: ELECTION OF DIRECTOR: CHRISTOPHER J.            ISSUER            YES             FOR                  FOR

COUGHLIN

PROPOSAL #2E: ELECTION OF DIRECTOR: TIMOTHY M. DONAHUE      ISSUER            YES             FOR                  FOR

PROPOSAL #2F: ELECTION OF DIRECTOR: KATHY J. HERBERT         ISSUER            YES             FOR                  FOR

PROPOSAL #2G: ELECTION OF DIRECTOR: RANDALL J. HOGAN,        ISSUER            YES             FOR                  FOR

 III

PROPOSAL #2H: ELECTION OF DIRECTOR: RICHARD J. MEELIA        ISSUER            YES             FOR                  FOR

PROPOSAL #2I: ELECTION OF DIRECTOR: DENNIS H. REILLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #2J: ELECTION OF DIRECTOR: TADATAKA YAMADA           ISSUER            YES             FOR                  FOR

PROPOSAL #2K: ELECTION OF DIRECTOR: JOSEPH A.                     ISSUER            YES             FOR                  FOR

ZACCAGNINO

PROPOSAL #03: TO APPOINT INDEPENDENT AUDITORS AND              ISSUER            YES             FOR                  FOR

AUTHORIZE THE AUDIT COMMITTEE TO SET THE AUDITORS'

REMUNERATION.

PROPOSAL #04: TO AUTHORIZE THE COMPANY AND/OR ANY              ISSUER            YES             FOR                  FOR

SUBSIDIARY OF THE COMPANY TO MAKE MARKET PURCHASES OF

 COMPANY SHARES.

PROPOSAL #S5: TO AUTHORIZE THE REISSUE PRICE RANGE OF        ISSUER            YES             FOR                  FOR

 TREASURY SHARES. (SPECIAL RESOLUTION)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CPFL ENERGIA S A

  TICKER:                  N/A                 CUSIP:   P3179C105

  MEETING DATE:      9/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the resignation of Mr. Luiz              ISSUER            YES             FOR                  FOR

Anibal De Lima Fernandes as a full Member of the

Board of Directors of the Company the position to

which he was elected at the AGM held on 23 APR 2009

PROPOSAL #2.: Elect, in accordance with the provision        ISSUER            YES             FOR                  FOR

 in Article 17 of the Company's Corporate By-Laws,

Mr. Pedro Pullen Parente to replace Mr. Luiz Anibal

De Lima Fernandes for the remainder of the unified

term in office of 1 year of the Members of the Board

of Directors in the manner described in Article

150(3) of Law Number 6404-76

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CPFL ENERGIA S A

  TICKER:                  N/A                 CUSIP:   P3179C105

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the seven protocol and                       ISSUER            YES             FOR                  FOR

justification for the merger of shares instruments

entered into between the Company and the following

controlled Companies: i) Companhia Leste Paulista De

Energia; ii) Companhia Jaguari De Energia; iii)

Companhia Sul Paulista De Energia; iv) Companhia Luz

E Forca De Mococa; v) Companhia Jaguari De Geracao De

 Energia; vi) Cpfl Servicos, Equipamentos, Industria

E Comercio S.A; vii) Companhia Luz E Forca Santa

Cruz, all referred together as controlled Companies

PROPOSAL #II.: Ratify the choice of the specialized          ISSUER            YES             FOR                  FOR

Companies Hira Shima E Associados Consultoria Em

Transacoes Societarias ltda., saw to the preparation

of the economic value report for the Company and each

 of the controlled Companies and Hi Rashima E

Associados Ltda, which saw to the preparation of the

net worth at market value report for the Company and

each of the controlled Companies

PROPOSAL #III.: Approve the valuation reports                     ISSUER            YES             FOR                  FOR

mentioned in Item II above relating to the Company

PROPOSAL #IV.: Approve the merger into the assets of         ISSUER            YES             FOR                  FOR

the Company, under the terms of Article 252 of Law

number 6404/76, of all the shares issued by the

controlled Companies, with the consequent conversion

of these Companies into wholly owned subsidiaries of

the Company, under the terms of the respective

protocols

PROPOSAL #V.: Approve to increase the share capital          ISSUER            YES             FOR                  FOR

of the Company in the total amount of BRL

52,250,435.73, with the total issuance of 1,226,223

new shares of the Company to replace the shares

issued by the controlled Companies that will be

merged into the assets of the Company, in the manner

described in the Items above and in the respective

PROPOSAL #VI.: Amend the wording of the Company's              ISSUER            YES             FOR                  FOR

Corporate Bylaws, in its Article 5, to reflect the

change of the share capital of the Company arising

from the approval of Items I to V above, which will

increase from BRL 4,741,175, 241.82 to BRL

4,793,425,677.55

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CPFL ENERGIA S A

  TICKER:                  N/A                 CUSIP:   P3179C105

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and Independent Auditors report

relating to FYE 31 DEC 2009

PROPOSAL #B: Approve to decide on the allocation of          ISSUER            YES             FOR                  FOR

the net profits from the FY and the distribution of

dividends

PROPOSAL #C: Election of Directors: Principal                     ISSUER            YES         AGAINST           AGAINST

Directors: Murilo Cesar Lemos dos Santos Passos,

Francisco Caprino Neto , Claudio Borin Guedes Palaia,

 Ricardo Carvalho Giambroni, Robson Rocha, Martin

Roberto Glogowsky, Ana Dolores Moura, Carneiro de

Novaes; Substitute Directors: Gustavo Pellicciari de

Andrade, Marcelo Pires Oliveira Dias, Rodrigo Cardoso

 Barbosa, Rivail Trevisan, Arthur Prado Silva, Carlos

 Alberto Cardoso Moreira (Conselheira Independente)

PROPOSAL #D: Election of the principal and substitute        ISSUER            YES             FOR                  FOR

 Members of the finance Committee

PROPOSAL #E: Approve to set the global remuneration          ISSUER            YES         AGAINST           AGAINST

of the Company Directors

PROPOSAL #F: Approve to set the global remuneration          ISSUER            YES             FOR                  FOR

of the finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CPFL ENERGIA S A

  TICKER:                  N/A                 CUSIP:   P3179C105

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a: Approve the seven protocol and                        ISSUER            YES             FOR                  FOR

justification of share merger instruments protocols,

signed between, on the one side, the Company, and on

the other side, each one of the following subsidiary

Companies i. Companhia Leste Paulista de Energia, ii.

 Companhia Jaguari de Energia, iii. Companhia Sul

Paulista de Energia, iv. Companhia Luz e Forca de

Mococa, v. Companhia Jaguari de Geracao de Energia,

vi. CPFL Servicos, Equipamentos, Industria e Comercio

 S.A. and vii. Companhia Luz e Forca Santa Cruz all

jointly the controlled Companies

PROPOSAL #b: Ratify the hiring and appointment of the        ISSUER            YES             FOR                  FOR

 specialized Companies i. Hirashima e Associados

Consultoriaem Transacoes Societarias Ltda., with

corporate taxpayer id CNPJ number 05.534.178 0001/36,

 which prepared the valuation report at economic

value for the Company and each one of the controlled

Companies, and ii. Hirashima e Associados Ltda., with

 corporate taxpayer id CNPJ number 05.215.691

0001/64, which prepared the valuation report of net

worth at market value for the Company and for each

one of the controlled Companies, for the purposes of

the provision in Article 264 of law number 6404 76

PROPOSAL #c: Approve to examine and the valuation              ISSUER            YES             FOR                  FOR

reports mentioned in line b above in reference to the

 Company

PROPOSAL #d: Approve the merger of the entirety of            ISSUER            YES             FOR                  FOR

the shares issued by the controlled Companies into

the assets of the Company, in accordance with the

terms of Article 252 of law number 6404 76, with the

consequent conversion of the controlled Companies

into wholly owned subsidiaries of the Company, in

accordance with the terms of the respective protocols

 and in accordance with the substitution ratios

provided for in them

PROPOSAL #e: Approve the increase of the Company's            ISSUER            YES             FOR                  FOR

share capital in the amount of BRL 52,249,114.80,

with a total issuance of 1,226,192 new shares of the

Company to be paid in with shares issued by the

controlled Companies merged into the assets of the

Company, in the manner described in the items above

and in the respective protocols

PROPOSAL #f: Amend the wording of the Corporate                 ISSUER            YES             FOR                  FOR

Bylaws of the Company, at its Article 5, to reflect

the change i. of the share capital of the Company

resulting from the potential approval of lines a and

e above, which will go from BRL 4,741,175,241.82 to

BRL 4,793,424,356.62, and ii. of the number of common

 shares issued by the Company, which will go from

479,910,938 to 481,137, 130 common shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDICORP LTD

  TICKER:                  N/A                 CUSIP:   G2519Y108

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of the Company        ISSUER            YES             FOR                  FOR

 for the 2009 FY

PROPOSAL #2: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements of the Company and its subsidiaries for

the year that ended on 31 DEC 2009, audited by the

External Auditor's Medina, Zaldivar, Paredes Y

Asociados

PROPOSAL #3: Approve the designation of Outside                 ISSUER            YES         AGAINST           AGAINST

Auditors for the 2010 FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT AGRICOLE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F22797108

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income,                ISSUER            YES             FOR                  FOR

setting and payment of the dividend

PROPOSAL #O.4: Approve the option to pay the dividend        ISSUER            YES             FOR                  FOR

 with shares

PROPOSAL #O.5: Approve the regulated undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Rene CARRON

PROPOSAL #O.6: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Bernard MARY

PROPOSAL #O.7: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jean-Yves HOCHER

PROPOSAL #O.8: Approve the regulated Undertakings              ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jacques LENORMAND

PROPOSAL #O.9: Approve the conditions for Mr. Jean-           ISSUER            YES         AGAINST           AGAINST

Frederic de LEUSSE's end of term pursuant to Article

L.225-42-1 of the Commercial Code

PROPOSAL #O.10: Approve the conditions for Mr.                   ISSUER            YES         AGAINST           AGAINST

Georges PAUGET's end of term pursuant to Article

L.225-42-1 of the Commercial Code

PROPOSAL #O.11: Approval the regulated Undertakings          ISSUER            YES             FOR                  FOR

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Jean-Paul CHIFFLET

PROPOSAL #O.12: Approve the regulated Undertakings            ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Michel MATHIEU

PROPOSAL #O.13: Approve the regulated Undertakings            ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-42-1 of the Commercial

Code, decided in favor of Mr. Bruno de LAAGE

PROPOSAL #O.14: Ratify the co-optation of Mr.                     ISSUER            YES         AGAINST           AGAINST

Philippe BRASSAC as a Board member

PROPOSAL #O.15: Approve the renewal of Mr. Philippe          ISSUER            YES         AGAINST           AGAINST

BRASSAC's term as a Board member

PROPOSAL #O.16: Ratify the co-optation of Mrs.                   ISSUER            YES         AGAINST           AGAINST

Veronique FLACHAIRE as a Board member

PROPOSAL #O.17: Approve the Renewal of Mrs. Veronique        ISSUER            YES         AGAINST           AGAINST

 FLACHAIRE's term as a Board member

PROPOSAL #O.18: Appointment of Mr. Claude HENRY as a         ISSUER            YES         AGAINST           AGAINST

Board member

PROPOSAL #O.19: Ratify the co-optation of Mr. Bernard        ISSUER            YES         AGAINST           AGAINST

 LEPOT as a Board member

PROPOSAL #O.20: Appointment of Mr. Jean-Marie SANDER         ISSUER            YES         AGAINST           AGAINST

as a Board member

PROPOSAL #O.21: Appointment of Mr. Christian TALGORN         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #O.22: Appointment of a Board member Madame         ISSUER            YES             FOR                  FOR

Monica MONDARDINI

PROPOSAL #O.23: Approve the attendance allowances to         ISSUER            YES             FOR                  FOR

Board members

PROPOSAL #O.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase Company's common shares

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 preferential subscription rights

PROPOSAL #E.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 cancellation of preferential subscription rights

outside of a public offer

PROPOSAL #E.27: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the share capital by issuing common shares

and/or securities giving access to common shares with

 cancellation of preferential subscription rights as

part of a public offer

PROPOSAL #E.28: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the amount of initial issuance, in the event

 of issuance of common shares or securities giving

access to common shares with or without preferential

subscription rights, decided according to 25th, 26th,

 27th, 29th, 30th, 34th and 35th resolutions

PROPOSAL #E.29: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue common shares and/or securities giving access

to common shares, for the remuneration of the

contributions in kind granted to the Company and

comprised of equity securities or securities giving

access to the capital, outside of a public exchange

offer

PROPOSAL #E.30: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

set the issue price of the common shares or any

securities giving access to common shares, in the

event of cancellation of preferential subscription

rights, within the annual limit of 5% of the capital

PROPOSAL #E.31: Approve the overall limitation of              ISSUER            YES             FOR                  FOR

authorizations for issuances with or without

preferential subscription rights

PROPOSAL #E.32: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue securities entitling to allotment of debt

securities

PROPOSAL #E.33: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by incorporation of

reserves, profits, premiums or others

PROPOSAL #E.34: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

reserved to employees of the Groupe Credit Agricole,

members of a Company Saving Plan

PROPOSAL #E.35: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

reserved to the Company Credit Agricole International

 Employees

PROPOSAL #E.36: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

carry out a free allocation of shares, existing or to

 be issued, in favor of the employees or eligible

officers of the Company

PROPOSAL #E.37: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of common

shares

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Approve the as part of the

exercise of the 34th resolution, the 4 Supervisory

Boards of the FCPE, which met on 30 MAR 2010, suggest

 that Supervisory Boards are controlled by a majority

 of employees, in order to respect the balance of

funds holders and to comply with the practice

established in the FCPE CREDIT AGRICOLE S.A. Actions,

 while the management wants to maintain the parity

between Employers and Employees

PROPOSAL #E.38: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT SAISON CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J7007M109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business                ISSUER            YES             FOR                  FOR

Lines, Allow Use of Electronic Systems for Public

Notifications

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CREDIT SUISSE GROUP AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H3698D419

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Presentation of the annual report,              ISSUER             NO              N/A                  N/A

parent Company's 2009 financial statements, Group's

2009 consolidated financial statements and the 2009

remuneration report

PROPOSAL #1.2: Consultative vote on the 2009                       ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #1.3: Approval of the annual report, parent         ISSUER            YES             FOR                  FOR

Company's 2009 financial statements and the Group's

2009 consolidated financial statements

PROPOSAL #2.: Discharge of the acts of the Members of        ISSUER            YES             FOR                  FOR

 the Board of Directors and the Executive Board

PROPOSAL #3.: Appropriation of retained earnings                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Amendment of the Articles of                          ISSUER            YES             FOR                  FOR

Association in line with the new Swiss Federal

Intermediated Securities Act

PROPOSAL #5.1.A: Re-election Noreen Doyle to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.B: Re-election Aziz R.D. Syriani to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #5.1.C: Re-election David W. Syz to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.D: Re-election Peter F. Weibel to the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.1.E: Election Jassim Bin Hamad J.J. Al            ISSUER            YES             FOR                  FOR

Thani to the Board of Directors

PROPOSAL #5.1.F: Election Robert H. Benmosche to the         ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.2: Election of the Independent Auditors           ISSUER            YES             FOR                  FOR

PROPOSAL #5.3: Election of Special Auditors                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: PLEASE NOTE THAT THE MANAGEMENT                     ISSUER            YES         AGAINST           AGAINST

RECOMMENDATION IS DISPLAYING INCORRECTLY FOR THIS

RESOLUTION AND MANAGEMENT RECOMMENDS TO VOTE FOR THIS

 AGENDA ITEM NOT ABSTAIN   If voting or elections

takes place on proposals that have not been submitted

 until the Annual General Meeting itself as defined

in Article 700 paragraphs 3 and 4 of the Swiss Code

of Obligations, I hereby authorize the independent

proxy to vote in favor of the proposal of the Board

of Directors.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CRH PLC

  TICKER:                  N/A                 CUSIP:   G25508105

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to consider the Company'S                   ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a dividend on the              ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #3: Approve the report on Directors                       ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2009

PROPOSAL #4.1: Re-election of  Mr. U-H Felcht as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.2: Re-election of  Mr. DN O'Connor as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.3: Re-election of  Mr. WI O'Mahony as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.4: Re-election of  Mr. JW Kennedy as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #S.6: Authorize the Directors, accordance            ISSUER            YES             FOR                  FOR

with the powers, provisions and limitations of

Article 11  e  of the Articles of Association of the

Company, be and they are hereby empowered to allot

equity securities for cash and in respect of sub-

paragraph, thereof up to an aggregate nominal value

of EUR 11,868,000; this authority shall expire at the

 close of the business on the earlier of the date of

the AGM in 2011 or 04 AUG 2011

PROPOSAL #S.7: Authorize the Company to purchase                ISSUER            YES             FOR                  FOR

ordinary shares on the market  as defined in section

212 of the Companies Act, 1990 , in the manner

provided for in Article 8A of the Articles of

Association of the Company up to a maximum of 10% of

the ordinary shares in issue at the date of the

passing of this resolution; this authority shall

expire at the close of the business on the earlier of

 the date of the AGM in 2011 or 04 AUG 2011

PROPOSAL #S.8: Authorize the Company to re-issue                ISSUER            YES             FOR                  FOR

treasury shares  as defined in section 212 of the

Companies Act, 1990 , in the manner provided for in

Article 8A of the Articles of Association of the

Company; this authority shall expire at the close of

the business on the earlier of the date of the AGM in

 2011 or 4 AUG 2011

PROPOSAL #9: Approve to resolved that the provision          ISSUER            YES             FOR                  FOR

in Article 60 a  of the Articles of Association of

the Company allowing for the convening of EGM by at

least 14 clear days notice  where such meetings are

nit convened for the passing of a special resolution

 shall continue to be effective

PROPOSAL #10: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

of share option schemes  the 2010 Share Option

Schemes , the principal features of which are

summarized in the circular to shareholders on 31 MAR

2010 that accompanies the notice convening this

meeting; i) take all such action or steps  including

the making of amendments to the 2010 share option

schemes and the rules thereof  as may be necessary to

 obtain the approval of the relevant revenue

authorities for the said schemes; ii) establish

schemes in the other jurisdictions similar in

substance in the schemes but modified to take account

 of local tax, exchange control or securities laws in

 overseas territories, provided that any shares made

available under any scheme will be treated as

counting towards any limits on individual or overall

participation in the 2010 share option schemes

PROPOSAL #11: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

of savings-related share option schemes  the 2010

Savings-Related Share Option Schemes , the principal

features of which are summarized in the circular to

shareholders on 31 MAR 2010 that accompanies the

notice convening this meeting; i) take all such

action or steps  including the making of amendments

to the 2010 savings-related share option schemes and

the rules thereof  as may be necessary to obtain the

approval of the relevant revenue authorities for the

said schemes; ii) establish schemes in the other

jurisdictions similar in substance to the 2010

savings-related share option schemes but modified to

take account of local tax, exchange control or

securities laws in overseas territories, provided

that any shares made available under any such scheme

will be treated as counting towards any limits on

individual or overall participation in the 2010

savings-related share option schemes

PROPOSAL #S.12: Authorize the Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company, deleting the definition of the Acts

and replacing it with the following definition as

specified; deleting Article 60 a  and replacing it

with the following new Article 60  a as specified;

deleting Article 61and replacing it with the

following new Article 61 as specified; deleting the

existing Article 70 as specified; inserting the

following new Articles 71 and 73 as specified;

deleting the existing Article 72 and replacing it

with the following new Article 74; the renumbering of

 the Articles of Association and all cross references

 therein to reflect the amendments provided as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CRITERIA CAIXACORP SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E3641N103

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual and consolidated         ISSUER            YES             FOR                  FOR

annual accounts and their respective Management

reports  including the report on remuneration policy

 for the YE 31 DEC 2009

PROPOSAL #2: Approve the Management of the Board of          ISSUER            YES             FOR                  FOR

Directors during that FY

PROPOSAL #3: Approve the proposed application of                ISSUER            YES             FOR                  FOR

results and the distribution of the dividend for the

FYE 31 DEC 2009

PROPOSAL #4: Approve the distribution of a dividend          ISSUER            YES             FOR                  FOR

from reserves to pay for the first quarter of 2011

PROPOSAL #5: Approve to determine the number of                 ISSUER            YES             FOR                  FOR

Members of the Board of Directors within the limits

laid down in Article 32 of the Bylaws; reelection,

ratification and appointment of Directors

PROPOSAL #6: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 acquisition of own shares directly or through Group

Companies, on the terms agreed upon by the General

Board and the legally established limits, leaving no

effect on the unused portion, the authorization

agreed by the AGM held on 7 MAY 2009

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue convertible and/or exchangeable into shares of

the Company, as well as warrants or similar

securities to be eligible, directly or indirectly to

the subscription or acquisition of shares in the

society, as well as the power to increase capital by

the amount required, and the power to exclude, where

appropriate, the right of first refusal

PROPOSAL #8: Re-elect Criteria Caixa Corp, SA as the         ISSUER            YES             FOR                  FOR

Auditor and its consolidated group for the year 2011

PROPOSAL #9: Authorize the Council of Administration         ISSUER            YES             FOR                  FOR

for the interpretation, correction and

supplementation, implementation and development of

agreements adopted by the Board, so as to substitute

the powers received from the Board and granting of

powers for a public instrument and registration of

such agreements and for their relief

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CROMPTON GREAVES LTD

  TICKER:                  N/A                 CUSIP:   Y1788L144

  MEETING DATE:      7/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited Profit            ISSUER            YES             FOR                  FOR

and Loss Account for the YE 31 MAR 2009 and the

Balance Sheet as at that date together with the

Directors' report and the Auditors' report thereon

PROPOSAL #2.: Approve to confirm the first, second            ISSUER            YES             FOR                  FOR

and third interim dividends aggregating to INR 2 per

share [100%]

PROPOSAL #3.: Re-appoint Dr. V. Von Massow as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. S. Labroo as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #5.: Appoint Sharp & Tannan, Chartered                 ISSUER            YES             FOR                  FOR

Accountants, as the Statutory Auditors of the

Company, to hold office from the conclusion of this

AGM upto the conclusion of next AGM and authorize the

 Audit Committee of the Board of Directors to fix

their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CROMPTON GREAVES LTD

  TICKER:                  N/A                 CUSIP:   Y1788L144

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 16,31, 94 and other applicable provisions,

if any, of the Companies Act, 1956, and the

provisions of Article 4 of the Articles of

Association of the Company, to increase the

authorized share capital of the Company from INR

1,250,000,000 divided into 625,000,000 equity shares

of INR 2 each to INR 2,600,000,000, divided into

1,300,000,000 equity shares of INR 2 each; amend the

existing Clause 5 of the Memorandum of Association of

 the Company as specified

PROPOSAL #S.2: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to the provisions of Section 78

 and other applicable provisions, if any, of the

Companies Act, 1956, Article 168 of the Articles of

Association of the Company, and subject to the

Guidelines issued by the Securities and Exchange

Board of India, and other approvals as necessary, to

capitalize such amount out of the Securities Premium

Account of the Company for issue of fully paid bonus

shares of the face value of INR 2 each, to the

holders of the existing equity shares of the Company,

 on such Record date CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CROWN CASTLE INTERNATIONAL CORP

  TICKER:                  CCI                 CUSIP:   228227104

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: EDWARD C. HUTCHESON, JR                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. LANDIS MARTIN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. BENJAMIN MORELAND                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE RATIFICATION OF THE                       ISSUER            YES             FOR                  FOR

APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CROWN LTD

  TICKER:                  N/A                 CUSIP:   Q3014T106

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the consolidated financial                ISSUER             NO              N/A                  N/A

statements of the Company and its controlled entities

 and the reports of the Directors and the Auditor for

 the FYE 30 JUN 2009

PROPOSAL #2.a: Re-elect Mr. Benjamin A. Brazil as a          ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Clause

5.1[e] of the Company's Constitution

PROPOSAL #2.b: Re-elect Mr. Christopher D. Corrigan          ISSUER            YES             FOR                  FOR

as a Director, who retires in accordance with Clause

5.1[f] of the Company's Constitution

PROPOSAL #2.c: Re-elect Mr. Michael R. Johnston as a         ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Clause

5.1[f] of the Company's Constitution

PROPOSAL #2.d: Re-elect Mr. Richard W. Turner as a            ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Clause

5.1[f] of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CSG HOLDING CO LTD

  TICKER:                  N/A                 CUSIP:   Y1503G107

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the reduction of registered              ISSUER            YES             FOR                  FOR

capital

PROPOSAL #2.: Amend the Articles of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the determination of 2009 Audit        ISSUER            YES             FOR                  FOR

 Fee

PROPOSAL #4.: Approve the guarantee for controlling          ISSUER            YES             FOR                  FOR

subsidiaries

PROPOSAL #5.: Approve the Audit firm appointment                ISSUER            YES             FOR                  FOR

system

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CSG HOLDING CO LTD

  TICKER:                  N/A                 CUSIP:   Y1503G107

  MEETING DATE:      11/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the issuance of corporate bonds        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CSG HOLDING CO LTD

  TICKER:                  N/A                 CUSIP:   Y1503G107

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors resolution

PROPOSAL #2: Approve 2009 work report of the                       ISSUER            YES             FOR                  FOR

Supervisory Committee resolution

PROPOSAL #3: Approve 2009 annual report and its                 ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #4: Approve 2009 financial resolution report        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve 2009 profit distribution plan;          ISSUER            YES             FOR                  FOR

the detailed Profit Distribution Plan are as follows:

 1) cash dividend/10 shares (tax included): CNY

3.5000 2) bonus issue from profit (share/10 shares):

none 3) bonus issue from capital reserve (share/10

shares): 7.00

PROPOSAL #6: Appointment of 2010 Audit firm                         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the decrease of registered                 ISSUER            YES             FOR                  FOR

Capital

PROPOSAL #8: Amend to the company's Articles of                 ISSUER            YES             FOR                  FOR

Association

PROPOSAL #9: Approve the guarantee for controlled              ISSUER            YES             FOR                  FOR

subsidiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CSK HOLDINGS CORPORATION

  TICKER:                  N/A                 CUSIP:   J08442105

  MEETING DATE:      9/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to (1) : Establish                 ISSUER            YES             FOR                  FOR

Articles Related to Class A Preferred Shares, Class B

 Preferred Shares , Class C Preferred Shares , Class

D Preferred Shares , Class E Preferred Shares and

Class F Preferred Shares and Class Shareholders

PROPOSAL #2.: Amend Articles to (2) : Adopt Reduction        ISSUER            YES             FOR                  FOR

 of Liability System for Outside Directors , Adopt

Reduction of Liability System for Outside Auditors

PROPOSAL #3.: Approve Issuance of New Shares to a              ISSUER            YES             FOR                  FOR

Third Party or Third Parties on Favorable Conditions

PROPOSAL #4.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights to a Third Party or Third Parties on Favorable

 Conditions

PROPOSAL #5.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #6.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #6.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #6.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CSL LTD

  TICKER:                  N/A                 CUSIP:   Q3018U109

  MEETING DATE:      10/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER             NO              N/A                  N/A

the reports of the Directors and the Auditors for the

 YE 30 JUN 2009 and to note the final dividend in

respect of the YE 30 JUN 2009 declared by the Board

and paid by the Company

PROPOSAL #2.a: Re-elect Professor John Shine as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with Rule 99[a] of the Constitution

PROPOSAL #2.b: Re-elect Mr. Antoni Cipa as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation in

accordance with Rule 99[a] of the Constitution

PROPOSAL #2.c: Re-elect Mr. Maurice Renshaw as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with Rule 99[a] of the Constitution

PROPOSAL #3.: Adopt the remuneration report [which            ISSUER            YES             FOR                  FOR

forms part of the Directors' report] for the YE 30

JUN 2009

PROPOSAL #4.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.14 and for all other purposes: the

grant of up to a maximum of 500,000 performance

rights from time to time under, and in accordance

with, the Company's Performance Rights Plan to any of

 the Executive Directors of the Company as at the

date this resolution is passed, during the period of

3 years from the date this resolution is passed; and

any issue of shares of those Executive Directors upon

 the exercise of any such performance rights

PROPOSAL #S.5: Approve the renewal for a 3 year                 ISSUER            YES             FOR                  FOR

period of Rule 147 of the Constitution of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CSR LTD

  TICKER:                  N/A                 CUSIP:   Q30297115

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the financial report and the        ISSUER             NO              N/A                  N/A

 reports of the Directors and of the Auditor for the

FYE 31 MAR 2009

PROPOSAL #2.A: Re-elect Mr. John Story as a Director         ISSUER            YES             FOR                  FOR

of the Company, who will retire by rotation at the

close of the meeting in accordance with the Clause 55

 of the Company's Constitution

PROPOSAL #2.B: Elect Mr. Jeremy Sutcliffe as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who will retire at the close

 of the meeting in accordance with the Clause 53.2 of

 the Company's Constitution

PROPOSAL #2.C: Elect Mr. Nicholas Burton Taylor as a         ISSUER            YES             FOR                  FOR

Director of the Company, who will retire at the close

 of the meeting in accordance with the Clause 53.2 of

 the Company's Constitution

PROPOSAL #3.: Receive and adopt the remuneration                ISSUER            YES             FOR                  FOR

report for the FYE 31 MAR 2009

PROPOSAL #4.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4 and for all other purposes, the

issue of 89,285,715 ordinary fully paid shares at AUD

 1.40 per share on 28 NOV 2008 as specified

PROPOSAL #S.5: Approve the Clause 22 of the                        ISSUER            YES             FOR                  FOR

Constitution of CSR Limited is renewed for a period

of 3 years commencing on the day this resolution is

PROPOSAL #S.6: Amend the Constitution of CSR Limited         ISSUER            YES             FOR                  FOR

by: deleting the whole of the existing Clauses 63.1

and 63.2 and renumbering the existing Clause 63.3 as

Clause 63.1; and deleting Clause 66[j], renumbering

the current Clause 66[k] as 66[j] and inserting the

word or at the end of the Clause 66[i]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CSX CORPORATION

  TICKER:                  CSX                 CUSIP:   126408103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: D.M. ALVARADO               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: A. BEHRING                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: SEN. J.B. BREAUX         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: S.T. HALVERSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: E.J. KELLY, III           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: G.H. LAMPHERE               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: J.D. MCPHERSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: T.T. O'TOOLE                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: D.M. RATCLIFFE             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: D.J. SHEPARD                ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: M.J. WARD                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010

PROPOSAL #03: THE APPROVAL OF THE 2010 CSX STOCK AND         ISSUER            YES             FOR                  FOR

INCENTIVE AWARD PLAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CULTURE CONVENIENCE CLUB CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J0845S107

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CUMMINS INC.

  TICKER:                  CMI                 CUSIP:   231021106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT J. BERNHARD      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: FRANKLIN R.                 ISSUER            YES             FOR                  FOR

CHANG-DIAZ

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT K. HERDMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ALEXIS M. HERMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: N. THOMAS                     ISSUER            YES             FOR                  FOR

LINEBARGER

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM I. MILLER        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: GEORGIA R. NELSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: THEODORE M. SOLSO        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CARL WARE                      ISSUER            YES             FOR                  FOR

PROPOSAL #10: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS AUDITORS FOR THE YEAR

2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CVS CAREMARK CORPORATION

  TICKER:                  CVS                 CUSIP:   126650100

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EDWIN M. BANKS             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: C. DAVID BROWN II        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID W. DORMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: KRISTEN GIBNEY            ISSUER            YES             FOR                  FOR

WILLIAMS

PROPOSAL #1E: ELECTION OF DIRECTOR: MARIAN L. HEARD           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM H. JOYCE         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JEAN-PIERRE MILLON      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: TERRENCE MURRAY           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: C.A. LANCE PICCOLO      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: SHELI Z. ROSENBERG      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: THOMAS M. RYAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: RICHARD J. SWIFT         ISSUER            YES             FOR                  FOR

PROPOSAL #2: PROPOSAL TO RATIFY THE APPOINTMENT OF            ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL

 YEAR.

PROPOSAL #03: PROPOSAL TO ADOPT THE COMPANY'S 2010            ISSUER            YES             FOR                  FOR

INCENTIVE COMPENSATION PLAN.

PROPOSAL #04: PROPOSAL TO ADOPT AN AMENDMENT TO THE          ISSUER            YES             FOR                  FOR

COMPANY'S CHARTER TO ALLOW STOCKHOLDERS TO CALL

SPECIAL MEETINGS.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING A REPORT   SHAREHOLDER        YES         ABSTAIN           AGAINST

 ON POLITICAL CONTRIBUTIONS AND EXPENDITURES.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

PRINCIPLES TO STOP GLOBAL WARMING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICI

  TICKER:                  N/A                 CUSIP:   P34085103

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve the Board of Directors annual            ISSUER            YES             FOR                  FOR

report, the financial statements relating to FYE 31

DEC, 2009

PROPOSAL #II: Approve the destination of the year end        ISSUER            YES             FOR                  FOR

 results of 2009 and distribution of dividends

PROPOSAL #III: Election of the Members of the Board          ISSUER            YES             FOR                  FOR

of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  CYRELA BRAZIL RLTY S A  EMPREENDIMENTOS E  PARTICI

  TICKER:                  N/A                 CUSIP:   P34085103

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Article 6 of the corporate              ISSUER            YES             FOR                  FOR

Bylaws of the Company, as a result of the decisions

of the Board of Directors made at the meetings held

on 05 JUN 2009, 08 JUL 2009,14 AUG 2009, 14 SEP 2009,

 27 OCT 2009, 09 NOV 2009, 17 NOV 2009, 07 DEC 2009,

and 18 JAN 2010, in such a way as to reflect the

changes to the capital decided on at those meetings

PROPOSAL #2: Authorize to increase the capital limit         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3: Amend to Article 58 of the corporate              ISSUER            YES             FOR                  FOR

Bylaws of the Company, to reflect the approval at the

 meeting of the Board of Directors held on 25 MAR

2010, of the change in the newspaper used for the

notices required by the corporations law

PROPOSAL #4: Approve to establishment of the annual,         ISSUER            YES             FOR                  FOR

aggregate remuneration of the managers of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  D.R. HORTON, INC.

  TICKER:                  DHI                 CUSIP:   23331A109

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DONALD R. HORTON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRADLEY S. ANDERSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL R. BUCHANAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL W. HEWATT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BOB G. SCOTT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD J. TOMNITZ                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BILL W. WHEAT                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE OUR SECTION 382 RIGHTS                 ISSUER            YES             FOR                  FOR

AGREEMENT TO HELP PROTECT OUR TAX ATTRIBUTES.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DABUR INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1855D140

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet of the Company as at 31 MAR 2009 and

the profit and loss account for the YE on that date

along with the reports of the Auditors and the

Directors thereon

PROPOSAL #2.: Approve the interim dividend already            ISSUER            YES             FOR                  FOR

paid and declare final dividend for the FYE 31 MAR

PROPOSAL #3.: Re-appoint Mr. P.N. Vijay as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. S. Narayan as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Sunil Duggal as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Appoint the Auditors and approve to fix        ISSUER            YES             FOR                  FOR

 their remuneration

PROPOSAL #7.: Appoint Mr. Albert Wiseman Paterson as         ISSUER            YES             FOR                  FOR

a Director of the Company liable to retire by rotation

PROPOSAL #8.: Appoint Mr. Analjit Singh as a Director        ISSUER            YES             FOR                  FOR

 of the Company liable to retire by rotation

PROPOSAL #S.9: Approve, in accordance with the                   ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309 and 314 read

with Schedule XIII and all other applicable

provisions of the Companies Act, 1956 [including any

statutory modification(s) or re-enactment thereof,

for the time being in force], the variation in the

terms and conditions of remuneration of Mr. Pradip

Burman, Whole Time Director of the Company w.e.f. 01

OCT 2008 for the remaining duration of his tenure as

PROPOSAL #S.10: Approve, in accordance with the                 ISSUER            YES             FOR                  FOR

provisions of Section 314(1) and all other applicable

 provisions of the Companies Act, 1956 [including any

 statutory modification(s) or re-enactment thereof,

for the time being in force], the variation in the

terms and conditions of remuneration of Mr. Amit

Burman [a Non Executive Director of the Company] as a

 Whole Time Director in Dabur Nepal Private Limited,

a subsidiary of the Company, w.e.f. 01 OCT 2008 as

PROPOSAL #S.11: Approve, in accordance with the                 ISSUER            YES             FOR                  FOR

provisions of Section 314(1) and all other applicable

 provisions of the Companies Act, 1956 [including any

 statutory modification(s) or re-enactment thereof,

for the time being in force], the variation in the

terms and conditions of remuneration of Mr. Chetan

Burman as an Executive Director [or any other

designation which the Board of Directors of Dabur

Nepal Private Limited may decide from time to time]

in Dabur Nepal Private Limited, a subsidiary of the

Company, w.e.f. 01 OCT 2008 as specified

PROPOSAL #S.12: Appoint, in accordance with the                 ISSUER            YES             FOR                  FOR

provisions of Section 314(1) and all other applicable

 provisions of the Companies Act, 1956 [including any

 statutory modification(s) or re-enactment thereof,

for the time being in force], Mr. Aditya Burman as a

Whole Time Director in Dabur Nepal Private Limited, a

 subsidiary of the Company w.e.f. 12 AUG, 2008 on

such remuneration and terms and conditions as

specified and further variation in the terms and

conditions of remuneration w.e.f. 01 OCT 2008 as

PROPOSAL #S.13: Approve, in accordance with the                 ISSUER            YES             FOR                  FOR

provisions of Section 314(1) and all other applicable

 provisions of the Companies Act, 1956 [including any

 statutory modification(s) or re-enactment thereof,

for the time being in force], the variation in the

terms and conditions of remuneration of Mr. Mohit

Burman [a Non Executive Director of the Company] as a

 Whole Time Director in Dabur International Limited,

a subsidiary of the Company, w.e.f. 01 OCT 2008 as

PROPOSAL #S.14: Approve, in accordance with the                 ISSUER            YES             FOR                  FOR

provisions of Section 314(1) and all other applicable

 provisions of the Companies Act, 1956 [including any

 statutory modification(s) or re-enactment thereof,

for the time being in force], the variation in the

terms and conditions of remuneration of Mr. Sidharth

Burman as a Whole Time Director in Dabur

International Limited, a subsidiary of the Company,

w.e.f. 01 OCT 2008 as specified

PROPOSAL #S.15: Approve, in accordance with the                 ISSUER            YES             FOR                  FOR

provisions of Section 314(1) and all other applicable

 provisions of the Companies Act, 1956 [including any

 statutory modification(s) or re-enactment thereof,

for the time being in force], the variation in the

terms and conditions of remuneration of Mr. Gaurav

Burman as a Whole Time Director in Dabur

International Limited, a subsidiary of the Company,

w.e.f. 01 OCT 2008 as specified

PROPOSAL #S.16: Authorize the Board, pursuant to the         ISSUER            YES         AGAINST           AGAINST

provisions of Section 81 and all other applicable

provisions, if any, of the Companies Act, 1956

[including any amendment thereto or re-enactment

thereof for the time being in force], the relevant

provisions of the Memorandum & Articles of

Association of the Company, the Securities & Exchange

 Board of India [Employee Stock Option Scheme and

Employee Stock Purchase Scheme] Guidelines,1999 [the

Guidelines] and the guidelines issued by the Central

Government vide notification No. 323 dated 11/10/2001

 under Income Tax Act, 1961 and subject to such other

 approvals, consents, permissions and sanctions as

may be necessary from appropriate authorities or

bodies and subject to such conditions and

modifications as may be prescribed, specified or

suggested by any of them while granting such

approvals, consents, permissions and sanctions which

may at its sole discretion be agreed to by the Board

of Directors of the Company [hereinafter referred to

as the 'Board' which term shall be deemed to include

the Remuneration cum Compensation Committee

constituted by the Board to exercise its powers,

including the powers conferred by this resolution],

and in partial modification of the Special Resolution

 passed by Members of the Company in the AGM held on

13th SEP 2000, to create, offer, issue, grant and

allot over a period of time to and for the benefit of

 the eligible employees of the Company [as specified

in the Guidelines] or to a Trust formed for the

benefit of such persons, such number of equity shares

 and/or any other instruments or securities or

options which upon exercise could give rise to the

issue of equity shares of the Company, not exceeding

in number at any time, in the aggregate upto

4,32,53,812 equity shares of INR 1 each i.e. 5% of

the issued equity shares of the Company as the Board

may deem fit at such time or times, in one or more

tranche at such price or prices and in such manner

and on such terms & conditions framed/to be framed by

 the Board with regard to the Employees Stock Option

Scheme in accordance with the Guidelines or other

provisions of law as may be prevailing at that time

and otherwise on such terms and conditions as may be

decided and deemed appropriate by the Board at the

time of issue or allotment and such shares shall be

subject to the terms of Memorandum & Articles of

Association of the Company and rank pari passu with

the equity shares of the Company as then issued and

in existence and on such terms & conditions and at

such time or times as the Board may at its absolute

discretion and in the best interest of the Company

deem fit; all other terms and conditions of the

special resolution passed by the members in the AGM

held on 13th SEP 2000 shall remain unchanged; and

authorize the Board to do all acts, deeds, matters,

things and take steps and complete formalities as may

 be deemed fit by the Board for this purpose, and for

 this purpose, it may delegate all or any of such

PROPOSAL #S.17: Approve, pursuant to the provisions          ISSUER            YES             FOR                  FOR

of Section 149 (2A) and all other applicable

provisions, if any, of the Companies Act, 1956

[including any statutory modification(s) or re-

enactment thereof, for the time being in force],

approval of the Members of the Company be accorded to

 the Company for commencing and carrying on of the

business as specified under Clause 7 of the Other

Objects clause of the Memorandum of Association of

the Company [as specified] as may be deemed fit by

the Board of Directors, to purchase, charter, hire,

built or otherwise acquire vehicles of any or every

sort or description for use on or under land or water

 or in the air and to employ them in the carriage of

merchandise of all kind of passengers and to carry on

 the business of owners of trucks, trams, lorries,

motor cars and of ship-owners and lightermen and

owners of aircraft in all or any of their respective

branches; and authorize the Board of Directors of the

 Company to do all such acts, deeds, matters and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DABUR INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y1855D140

  MEETING DATE:      2/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without modifications,        ISSUER            YES             FOR                  FOR

 the amalgamation embodied in the Scheme of

Amalgmation of Fem Care Pharma Limited with Dabur

India Limited and their respective shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAELIM INDUSTRIAL CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1860N109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of Jongin Kim as an Inside            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Election of Juhee Han as an Inside              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Election of Yoon Kim as an Inside                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.4: Election of Jungsik Shin as an Outside        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.5: Election of Sookeun Oh as an Outside          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.6: Election of Jinhyung Cho as an Outside        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.7: Election of Youngjun Shin as an                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #2.8: Election of Byungkak Yoon as an                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #2.9: Election of Dongwoo Chung as an                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #3.1: Election of Jungsik Shin as an Auditor        ISSUER            YES             FOR                  FOR

 Committee Member

PROPOSAL #3.2: Election of Sookeun Oh as an Auditor          ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #3.3: Election of Jinhyung Cho as an Auditor        ISSUER            YES             FOR                  FOR

 Committee Member

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAEWOO ENGINEERING & CONSTRUCTION CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1888W107

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Election of Ok Gi as a Part-Time                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Election of Auditor: Seho Kim [External]      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAEWOO INTERNATIONAL CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1911C102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAEWOO SECURITIES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1916K109

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Jin Ho Kim as a Director                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAEWOO SECURITIES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1916K109

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 41st financial statement               ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of External Directors                        ISSUER            YES             FOR                  FOR

candidates: Hae Seong Ryu, Seong IL Hong, Chan Seok Oh

PROPOSAL #4: Election of the Member of Audit                       ISSUER            YES             FOR                  FOR

Committee who are the External Directors Candidate :

Seong IL Hong, Chan Seok Oh

PROPOSAL #5: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAEWOO SHIPBUILDING & MARINE ENGINEERING CO LTD, S

  TICKER:                  N/A                 CUSIP:   Y1916Y117

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Seyoung An as a Director              ISSUER            YES             FOR                  FOR

(External)

PROPOSAL #4: Election of Seyoung An  (External) as            ISSUER            YES             FOR                  FOR

the Audit Committee Member

PROPOSAL #5: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAH SING BANKING GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y1923F101

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Agreement [as            ISSUER            YES             FOR                  FOR

specified, a copy of which has been produced to the

meeting marked A and signed by the Chairman of the

meeting for the purpose of identification] and the

execution thereof and implementation of all

transactions thereunder; approve the conditional upon

 the Listing Committee of The Stock Exchange of Hong

Kong Limited granting the listing of, and the

permission to deal in, the Subscription Shares [as

specified], the issue and allotment of the

Subscription Shares under the specific mandate; and

authorize the Directors of the Company to sign,

execute, perfect and deliver all such documents and

do all such deeds, acts, matters and things as they

may in their absolute discretion consider necessary

or desirable for the purpose of or in connection with

 the implementation of the Agreement and all

transactions and other matters contemplated

thereunder or ancillary thereto, to waive compliance

from and/or agree to any amendment or supplement to

any of the provisions of the Agreement which in their

 opinion is not of a material nature and to effect or

 implement any other matters referred to in this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAH SING BANKING GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y1923F101

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the reports and audited financial         ISSUER            YES             FOR                  FOR

statements for 2009

PROPOSAL #2.1: Re-elect of Mr. David Richard Hinde as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #2.2: Re-elect of Mr. Robert Tsai-To Sze as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #2.3: Re-elect of Mr. Lung-Man Chiu (John            ISSUER            YES             FOR                  FOR

Chiu) as a Director

PROPOSAL #2.4: Re-elect of Mr. Gary Pak-Ling Wang as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #2.5: Re-elect of Mr. Kazutake Kobayashi as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3: Approve to fix the fees payable to                 ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Appointment of PricewaterhouseCoopers as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company and to authorize the

Directors to fix their remuneration

PROPOSAL #5: Approve a general mandate to issue shares      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAH SING FINANCIAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y19182107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the reports and the audited                   ISSUER            YES             FOR                  FOR

financial statements for 2009

PROPOSAL #2.1: Re-elect Mr. Kunio Suzuki as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Re-elect Mr.Tatsuo Tanaka as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Re-elect Mr. Eiichi Yoshikawa as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.4: Re-elect Mr. David Shou-Yeh Wong as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.5: Re-elect Mr. Nicholas Robert Sallnow-         ISSUER            YES             FOR                  FOR

Smith as a Director

PROPOSAL #2.6: Re-elect Mr. Peter Gibbs Birch as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.7: Re-elect Mr. Robert Tsai-To Sze as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Approve to fix the fees payable to                 ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Appointment of PricewaterhouseCoopers as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #5: Approve a general mandate to issue shares      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Approve a general mandate to repurchase         ISSUER            YES             FOR                  FOR

shares

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES         AGAINST           AGAINST

 issue shares by adding repurchased shares thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAI NIPPON PRINTING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J10584100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.23: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.24: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Continuance of the Policy                 ISSUER            YES         AGAINST           AGAINST

Regarding Large-scale Purchases of the Company's

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAICEL CHEMICAL INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J08484149

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIDO STEEL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J08778110

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIHATSU MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J09072117

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Allow Use of                       ISSUER            YES             FOR                  FOR

Electronic Systems for Public Notifications, Adopt

Reduction of Liability System for Outside Directors,

Adopt Reduction of Liability System for Outside

Auditors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIICHI SANKYO COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J11257102

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIKIN INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J10038115

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Purchase of Own Shares                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIMLER AG, STUTTGART

  TICKER:                  N/A                 CUSIP:   D1668R123

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted Company              ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the combined management report

for Daimler AG and the Group for the 2009 FY, the

report of the Supervisory Board and the explanatory

reports on the information required pursuant to

Section 289, Subsections 4 and 5 and Section 315,

Subsection 4 of the German Commercial Code

[Handelsgesetzbuch, HGB]

PROPOSAL #2.: Resolution on ratification of Board of         ISSUER            YES             FOR                  FOR

Management members actions in the 2009 FY

PROPOSAL #3: Resolution on ratification of                          ISSUER            YES             FOR                  FOR

Supervisory Board members actions in the 2009 FY

PROPOSAL #4.: Resolution on the approval of the                 ISSUER            YES             FOR                  FOR

system of remuneration for the members of the Board

of Management

PROPOSAL #5.: Resolution on the appointment of                   ISSUER            YES             FOR                  FOR

Auditors for the Company and for the Group for the

2010 FY

PROPOSAL #6.: Resolution on authorization for the              ISSUER            YES             FOR                  FOR

Company to acquire its own shares and on their

utilization, as well as on the exclusion of

shareholders subscription rights and rights to sell

shares to the Company

PROPOSAL #7.: Resolution on authorization to use                ISSUER            YES             FOR                  FOR

derivative financial instruments in the context of

acquiring own shares, as well as on the exclusion of

shareholders subscription rights and rights to sell

shares to the Company

PROPOSAL #8.: Resolution on the election of a new              ISSUER            YES             FOR                  FOR

member to the Supervisory Board

PROPOSAL #9.: Resolution on amendments to the                     ISSUER            YES             FOR                  FOR

Articles of Incorporation to adjust to the German Act

 on the Implementation of the Shareholders Rights

Directive [ARUG]

PROPOSAL #10.: Resolution on amendments to the                   ISSUER            YES             FOR                  FOR

Articles of Incorporation to adjust the provisions

relating to the Supervisory Board

PROPOSAL #11.: Resolution on authorization to issue          ISSUER            YES             FOR                  FOR

convertible bonds and/or bonds with warrants,

creation of Conditional Capital 2010 and amendment to

 the Articles of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAINIPPON SCREEN MFG.CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J10626109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAINIPPON SUMITOMO PHARMA CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J10542116

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                   ISSUER            YES             FOR                  FOR

Revisions

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.4: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAISHIN SECURITIES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y19538100

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve financial statement expected              ISSUER            YES             FOR                  FOR

cash dividend: KRW 1,000 per 1 ordinary share  market

 dividend ratio: 5.9%  KRW 1,050 per 1 (1) preferred

share market dividend ratio: 9.8%  KRW 1,000 per 1

(2) preferred share  market dividend ratio: 10.6%

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Directors candidates:                   ISSUER            YES             FOR                  FOR

Jungnam Noh, Hongsuk Yang External Candidates: Sungho

 Kim, Gibae Lee,  Intae Hwang, Junghoon Lee, Chanwook

PROPOSAL #4: Election of Members of Audit Committee,         ISSUER            YES             FOR                  FOR

who are External Directors; candidates: Intae Hwang,

Chanwook Park

PROPOSAL #5: Approve of remuneration limit of                     ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAITO TRUST CONSTRUCTION CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J11151107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIWA HOUSE INDUSTRY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J11508124

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAIWA SECURITIES GROUP INC.

  TICKER:                  N/A                 CUSIP:   J11718111

  MEETING DATE:      6/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANAHER CORPORATION

  TICKER:                  DHR                 CUSIP:   235851102

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEVEN M. RALES           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN T. SCHWIETERS      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ALAN G. SPOON               ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS DANAHER'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: TO ACT UPON A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES             FOR               AGAINST

REQUESTING THAT DANAHER'S BOARD OF DIRECTORS TAKE THE

 STEPS NECESSARY TO DECLASSIFY THE BOARD OF DIRECTORS

 WITHIN ONE YEAR, IF PROPERLY PRESENTED AT THE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANISCO A/S, KOBENHAVN

  TICKER:                  N/A                 CUSIP:   K21514128

  MEETING DATE:      8/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Board of Directors' report         ISSUER             NO              N/A                  N/A

on the Company for the year ended

PROPOSAL #2.: Approve the annual report for 01 MAY            ISSUER            YES             FOR                  FOR

2008 to 30 APR 2009

PROPOSAL #3.: Approve that a dividend of DKK 7.50 be         ISSUER            YES             FOR                  FOR

paid per share of DKK 20 of the profit available for

distribution according to the annual report; and that

 the remainder will be transferred to the Company's

reserves

PROPOSAL #4.1: Elect Mr. Jesper Ovesen as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Elect Mr. Soren Skou as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Elect Mr. Diego Bevilacqua as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-appoint the Company's current                   ISSUER            YES             FOR                  FOR

Auditor: Deloitte Statsautoriseret

Revisionsaktieselskab

PROPOSAL #6.A: Approve that the annual remuneration          ISSUER            YES             FOR                  FOR

paid to the Directors of the Board shall remain

unchanged at DKK 300,000 with premiums of 150% and

50% paid to the Chairman and the Deputy Chairman,

respectively

PROPOSAL #6.B: Approve that the remuneration paid to         ISSUER            YES             FOR                  FOR

the Members of the Company's Audit Committee shall

make up one third of the annual remuneration paid to

the Directors of the Board with a premium of 50% paid

 to the Chairman

PROPOSAL #6.C: Approve that the remuneration paid to         ISSUER            YES             FOR                  FOR

the Directors of the Board serving on ac hoc

committees, such as Recruitment or Compensation

Committees, shall make up one sixth of the annual

remuneration paid to such Directors the Chairman and

the Deputy Chairman are not paid additional

remuneration for participating in ad hoc committees

PROPOSAL #6.D: Authorize the Board of Directors, in          ISSUER            YES             FOR                  FOR

accordance with Section 48 of the Danish Public

Companies Act, in the period up to next year's AGM,

to allow the Company to purchase treasury shares up

to an amount of 10% of the share capital at the

market price prevailing at the time of purchase with

a deviation of up to 10%

PROPOSAL #6.E: Amend Article 5.3 of the Articles of          ISSUER            YES             FOR                  FOR

Association as specified

PROPOSAL #6.F: Adopt a share option scheme of up to          ISSUER            YES         AGAINST           AGAINST

580,000 share options with an exercise price based on

 the average share price of 5 consecutive trading

days prior to the AGM [13 AUG 2009 to 19 AUG 2009

both days included] excluding any dividend adopted at

 the AGM, and subsequently with a premium of 10% the

share options may be exercised between 01 SEP 2012

and 01 SEP 2015, with the options being granted on 01

 SEP 2009 at the earliest; the share options will be

granted to the Executive Board and senior managers, a

 total of around 200 persons

PROPOSAL #6.G: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the last

sentence of the Board of Directors' proposal to adopt

 a share option scheme, see Resolution 6 F, be

changed to: the share options will be granted to

Senior Managers, a total of around 200 persons; share

 options cannot be granted to the Executive Board

PROPOSAL #6.H: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve to renegotiate the

salaries paid to the Executive Board with the aim of

reducing them by at least 20% per year until the

salaries are below DKK 3 million per year

PROPOSAL #7.: Any other business                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANONE, PARIS

  TICKER:                  N/A                 CUSIP:   F12033134

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend at

 EUR 1.20 per share

PROPOSAL #O.4: Approve the renewal of Mr. Franck                ISSUER            YES         AGAINST           AGAINST

RIBOUD's term as a Board member

PROPOSAL #O.5: Approve the renewal of Mr. Emmanuel            ISSUER            YES             FOR                  FOR

FABER's term as a Board member

PROPOSAL #O.6: Approve the renewal of the Company              ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Audit as a permanent Statutory

 Auditor

PROPOSAL #O.7: Appointment of the Cabinet Ernst &              ISSUER            YES             FOR                  FOR

Young et Autres as a permanent Statutory

PROPOSAL #O.8: Appointment of Mr. Yves NICOLAS as a          ISSUER            YES             FOR                  FOR

substitute Statutory Auditor

PROPOSAL #O.9: Appointment of the Company Auditex as         ISSUER            YES             FOR                  FOR

a substitute Statutory Auditor

PROPOSAL #O.10: Approve the agreements under the                ISSUER            YES             FOR                  FOR

Statutory Auditors' special report

PROPOSAL #O.11: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Franck RIBOUD

PROPOSAL #O.12: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Emmanuel FABER

PROPOSAL #O.13: Approve the agreements and                          ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L. 225-38 and L.

225-42-1 of the Commercial Code relating to Mr.

Bernard HOURS

PROPOSAL #O.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

purchase, hold or transfer Company's shares

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out allocations of Company's existing shares or

 to be issued

PROPOSAL #E.16: Amend Article 26 II of the Statutes          ISSUER            YES             FOR                  FOR

relating to the limitation of the voting rights

PROPOSAL #E.17: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DANSKE BANK AS, COPENHAGEN

  TICKER:                  N/A                 CUSIP:   K22272114

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a.: Adopt the annual report and the                     ISSUER            YES             FOR                  FOR

proposal for allocation of profits or cover of losses

 according to the adopted annual report

PROPOSAL #b.1: Re-elect Alf Duch-Pederson as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors

PROPOSAL #b.2: Re-elect Eivind Kolding as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors

PROPOSAL #b.3: Re-elect Peter Hojland as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.4: Re-elect Mats Jannson as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.5: Re-elect Majken Schultz as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors

PROPOSAL #b.6: Re-elect Sten Schibye as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.7: Re-elect Claus Vastrup as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.8: Re-elect Birgit Aagaard-Svendsen as a         ISSUER            YES             FOR                  FOR

Member of the Board of Directors

PROPOSAL #b.9: Elect Ole Gjesse Andersen as a Member         ISSUER            YES             FOR                  FOR

of the Board of Directors

PROPOSAL #b.10: Elect Michael Fairey as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #b.11: Approve, Henning Christophersen to            ISSUER            YES             FOR                  FOR

resign from the Board of Directors

PROPOSAL #b.12: Approve, Niels Chr. Nielsen to resign        ISSUER            YES             FOR                  FOR

 from the Board of Directors

PROPOSAL #c.: Re-appoint Grant Thornton,                              ISSUER            YES             FOR                  FOR

Statsautoriseret Revisionsaktieselskab and KPMG

Statsautoriseret Revisionspartnerskab as the External

 Auditors, as they retire according to Article 21 of

the Articles of Association

PROPOSAL #d.1: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

the incorporation of the new concepts of the Act and

that the existing concepts be mentioned in

parenthesis for a transitional period of time

PROPOSAL #d.2: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

moving Article section on the registered office of

Danske bank from Article 3.1 to Article 1.2 (new)

PROPOSAL #d.3: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

inserting new wordings as a new Article 3

PROPOSAL #d.4: Amend the Articles of Association by          ISSUER            YES         AGAINST           AGAINST

extending the authorizations under Articles 6.1 and

6.3 until 1 MAR 2015

PROPOSAL #d.5: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

adding the specified words to the last sentence of

Article 6.3

PROPOSAL #d.6: Amend Article 6.4 of the Articles of          ISSUER            YES             FOR                  FOR

Association as specified

PROPOSAL #d.7: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

replacing the address of VP investor services in

Article 7.2 to the CVR number of VP Investor Services

 A/S

PROPOSAL #d.8: Amend the Articles of Association by          ISSUER            YES             FOR                  FOR

the introduction of electronic communication, i.e.

electronic exchange of documents and electronic mail

correspondence between Danske Bank and its

shareholders, to replace printed documents and the

Article 7.3 is to be replaced by Article 7.3.-7.7

PROPOSAL #d.9: Amend Article 8.2 of the Articles of          ISSUER            YES             FOR                  FOR

Association to match the provisions of the new Act

PROPOSAL #d.10: Amend Article 9 of the Articles of            ISSUER            YES             FOR                  FOR

Association to match the provisions of the new act

PROPOSAL #d.11: Amend the Articles of Association by         ISSUER            YES             FOR                  FOR

the extension of Article 10

PROPOSAL #d.12: Amend Article 11 to match the                     ISSUER            YES             FOR                  FOR

provisions of the new act

PROPOSAL #d.13: Amend Article 12. to match the                   ISSUER            YES             FOR                  FOR

provisions of the new act

PROPOSAL #d.14: Amend the Articles of Association by         ISSUER            YES             FOR                  FOR

the insertion of a second sentence in Article 17.2 to

 read as follows: meetings of the Board of Directors

may be held in Danish and English

PROPOSAL #e.1: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 2.2

PROPOSAL #e.2: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 2.3

PROPOSAL #e.3: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 4.4 All shares must be registered by name

PROPOSAL #e.4: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 5.1

PROPOSAL #e.5: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 6.1

PROPOSAL #e.6: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the deletion of

Article 6.2

PROPOSAL #e.7: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER's PROPOSAL: approve the proposal for a

new Article 6.4

PROPOSAL #e.8: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the deletion of

Article 6.5

PROPOSAL #e.9: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 6.7

PROPOSAL #e.10: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 7.4

PROPOSAL #e.11: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 10.1

PROPOSAL #e.12: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 10.2

PROPOSAL #e.13: PLEASE NOTE THAT THIS IS A SHARE                ISSUER            YES         AGAINST               FOR

HOLDER PROPOSAL: approve the proposal for a new

Article 13.2

PROPOSAL #e.14: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 15.1

PROPOSAL #e.15: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 15.3

PROPOSAL #e.16: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 18.2

PROPOSAL #e.17: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve the proposal for a

new Article 23.1

PROPOSAL #f.1: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that questions asked

to a Member of the Board of Directors or the

Executive Board present at the general meeting must

be answered by the Member directly with reference to

PROPOSAL #f.2: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that no bonuses or

other incentive pay may be disbursed to staff or

Members of the Board of Directors of Danske Bank

until the share price exceeds the price quoted just

before the acquisition of banks outside Denmark

PROPOSAL #f.3: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that 25% of the

salaries/fees payable to Members of the Executive

Board and Board of Directors must be paid out in

shares that vest after 3 years

PROPOSAL #f.4: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that Members of the

Board of Directors and Executive Board must report on

 their trading in Danske Bank shares at every general

 meeting

PROPOSAL #f.5: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that at least five

shareholders must watch the counting of votes as at

the most recent general meeting, shareholders were

not allowed to watch the counting of votes

PROPOSAL #f.6: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the general

meeting should be open to the press, and it should be

 permitted to take photos and film the event and the

Board of Directors is urged to let this proposal take

 effect at this general meeting

PROPOSAL #f.7: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the general

meeting must be videotaped, published on Danske

Bank's website and be available to all

PROPOSAL #f.8: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve, that when voting,

shareholders holding more than 5% of the shares must

state whether they vote in favour or against new

proposals

PROPOSAL #f.9: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that at least three

Members of the Board of Directors must be

shareholders holding less than DKK 5m of Danske

PROPOSAL #f.10: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the entire Board

 of Directors should sit on the scene so that the

shareholders can see them

PROPOSAL #f.11: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the Board of

Directors and the Executive Board have not shown

great expertise in acquiring banks outside Denmark -

the most recent acquisition was a main contributor to

 the bankruptcy threatening Danske Bank at last

year's AGM: acquisitions of banks outside Denmark and

 other major investments that may affect the value of

 Danske Bank's share capital must be approved by the

PROPOSAL #f.12: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that, if Danske Bank

loses more than 50% of its share capital, an

extraordinary general meeting must be convened at

which all Members of the Board of Directors offer

their resignation

PROPOSAL #f.13: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve, that IT development

in India is closed down, and activities are resumed

in Denmark and actual IT development is initiated

PROPOSAL #g.: Authorize the Board of Directors, until        ISSUER            YES         AGAINST           AGAINST

 01 MAR 2015, to allow Danske Bank and the Danske

Bank Group to acquire own shares by way of ownership

or pledge up to an aggregate nominal value of 10% of

the share capital in accordance with Section 198 of

the Danish Companies Act and, if shares are acquired

in ownership, the purchase price must not diverge

from the price quoted at the time of acquisition by

more than 10%; if the Act does not come into force,

the authorization shall be valid until the AGM in 2011

PROPOSAL #h.: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve that the Board of

Directors be ordered to find a new Chief Executive

Officer not currently employed by the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DARDEN RESTAURANTS, INC.

  TICKER:                  DRI                 CUSIP:   237194105

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LEONARD L. BERRY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ODIE C. DONALD                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER J. FRALEIGH                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID H. HUGHES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES A LEDSINGER, JR                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM M. LEWIS, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SENATOR CONNIE MACK III                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREW H. (DREW) MADSEN                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLARENCE OTIS, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL D. ROSE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARIA A. SASTRE                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING MAY 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DASSAULT SYSTEMES SA, VELIZY VILLACOUBLAY

  TICKER:                  N/A                 CUSIP:   F2457H100

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the annual financial                        ISSUER            YES             FOR                  FOR

statements for the FY

PROPOSAL #o.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY

PROPOSAL #o.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #o.4: Approve the regulated agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #o.5: Approve the renewal of Mr. Charles              ISSUER            YES             FOR                  FOR

Edelstenne's term as a Board member

PROPOSAL #o.6: Approve the renewal of Mr. Bernard              ISSUER            YES             FOR                  FOR

Charles' term as a Board member

PROPOSAL #o.7: Approve the renewal of Mr. Thibault de        ISSUER            YES             FOR                  FOR

 Tersant's term as a Board member

PROPOSAL #o.8: Approve the setting the amount of                ISSUER            YES             FOR                  FOR

attendance allowances

PROPOSAL #o.9: Appointment Ernst & Young et Autres as        ISSUER            YES             FOR                  FOR

 the principal Statutory Auditor of the

PROPOSAL #o.10: Approve the renewal of the term of            ISSUER            YES             FOR                  FOR

the Company Auditex as Deputy Statutory Auditor of

the Company

PROPOSAL #o.11: Authorize the Company to repurchase          ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #e.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

previously acquired as part of the program to

repurchase shares

PROPOSAL #e.13: Amend Article 16.1 of the statutes             ISSUER            YES             FOR                  FOR

PROPOSAL #e.14: Amend Article 13 of the statutes                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #e.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate shares of the Company for free

PROPOSAL #e.16: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant options to subscribe for or purchase shares

PROPOSAL #e.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital in favor of members of a

saving plan

PROPOSAL #OE.18: Powers for the formalities                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DATANG INTERNATIONAL POWER GENERATION CO LTD

  TICKER:                  N/A                 CUSIP:   Y20020106

  MEETING DATE:      8/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the provision of guarantee by          ISSUER            YES             FOR                  FOR

the Company for the borrowing of Inner Mongolia

Datang International Zhuozi Windpower Company Limited

PROPOSAL #2.: Approve the provision of guarantee by          ISSUER            YES             FOR                  FOR

the Company for the borrowing of Jiangsu Datang

International Lvsigang Power Generation Company

PROPOSAL #3.: Approve the provision of guarantee by          ISSUER            YES         AGAINST           AGAINST

the Company for the borrowing of Yunnan Datang

International Lixianjiang Hydropower Development

Company Limited

PROPOSAL #4.: Approve the provision of guarantee by          ISSUER            YES         AGAINST           AGAINST

the Company for the borrowing of Inner Mongolia

Datang International Hohhot Thermal Power Generation

Company Limited

PROPOSAL #5.: Approve the provision of guarantee by          ISSUER            YES         AGAINST           AGAINST

the Company for the borrowing of Inner Mongolia

Datang International Renewable Energy Resource

Development Company Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DATANG INTERNATIONAL POWER GENERATION CO LTD

  TICKER:                  N/A                 CUSIP:   Y20020106

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the fund contribution of Datang         ISSUER            YES             FOR                  FOR

Energy and Chemical Company Limited 'Energy and

Chemical Company'  to establish Inner Mongolia Datang

 International Duolun Coal Chemical Company Limited

'Duolun Coal Chemical Company' , for the purposes of

constructing and operating the Duolun Coal Chemical

Project

PROPOSAL #2: Approve the provision of counter-                    ISSUER            YES             FOR                  FOR

guarantee by the Company for a loan of Hong Kong

Company

PROPOSAL #3: Approve the provision of entrusted loan         ISSUER            YES             FOR                  FOR

to Duolun Coal Chemical Company by China Datang

Finance Company Limited under the Revolving Entrusted

 Loan Agreement  'Datang Finance Company'

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DATANG INTERNATIONAL POWER GENERATION CO LTD

  TICKER:                  N/A                 CUSIP:   Y20020106

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company (the Board) for the year

2009 (including Independent Non-Executive Directors

report on work)

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3.: Approve the proposal of final accounts         ISSUER            YES             FOR                  FOR

for the year 2009

PROPOSAL #4.: Approve the profit distribution                     ISSUER            YES             FOR                  FOR

proposal for the year 2009

PROPOSAL #5.: Approve the resolution on provisions of        ISSUER            YES             FOR                  FOR

 guarantees for financings of Xinyu Power Company,

Qian'an Thermal Power Company, Diaobingshan Power

Company, Liaoning Wind Power Company and Zhangzhou

Wind Power Company

PROPOSAL #6.: Approve the capital contribution to the        ISSUER            YES             FOR                  FOR

 establishment of Fuxin Coal-based Gas Company for

the purpose of constructing Fuxin Coal-based Gas

PROPOSAL #7.: Approve the resolution on adjustment of        ISSUER            YES             FOR                  FOR

 total investment and capital contribution proposal

of Keqi Coal-based Gas Project

PROPOSAL #8.: Appointment of the Auditor of the                 ISSUER            YES             FOR                  FOR

Company for the year 2010

PROPOSAL #S.9: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #S.10: Grant a mandate to the Board to issue        ISSUER            YES             FOR                  FOR

 new shares not more than 20% of each class of shares

PROPOSAL #S.11: Approve the resolution on the                     ISSUER            YES             FOR                  FOR

fulfillments to the conditions for non-public issue

of a shares by Datang International Power Generation

Company Limited

PROPOSAL #S12.1: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Share type and par value

PROPOSAL #S12.2: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Issue size

PROPOSAL #S12.3: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Method and timing of issue

PROPOSAL #S12.4: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Target subscribers and

subscription method

PROPOSAL #S12.5: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Place of listing

PROPOSAL #S12.6: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Issue price and method of

PROPOSAL #S12.7: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Use of fundraising proceeds

PROPOSAL #S12.8: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Arrangement for the

accumulated profits

PROPOSAL #S12.9: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Arrangement for the lock-up

PROPOSAL #S1210: Approve the resolution for Non-                ISSUER            YES             FOR                  FOR

public issue of A shares: Effective period for

PROPOSAL #S.13: Approve the feasibility analysis                ISSUER            YES             FOR                  FOR

report on the use of fundraising proceeds under the

current non-public issue of A shares

PROPOSAL #S.14: Approve the report on the previous            ISSUER            YES         AGAINST           AGAINST

use of fundraising proceeds

PROPOSAL #S.15: Authorize the Board to conduct all            ISSUER            YES             FOR                  FOR

matters in relation to the current non-public issue

of a shares at its discretion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAUM COMMUNICATIONS CORPORATION, SEOUL

  TICKER:                  N/A                 CUSIP:   Y2020U108

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 15th income statement,                 ISSUER            YES         AGAINST           AGAINST

balance sheet and the proposed disposition of

retained earning

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.1: Election of Hyunyoung Kim as an                   ISSUER            YES             FOR                  FOR

Executuve Director

PROPOSAL #3.2: Election of Peter Jackson as an                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #4.1: Election of Peter Jackson as an Audit         ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #4.2: Election of Bonchun Koo as an Audit            ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #4.3: Election of Soojung Hahn as an Audit          ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAVITA INC.

  TICKER:                  DVA                 CUSIP:   23918K108

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PAMELA M. ARWAY           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHARLES G. BERG           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLARD W.                   ISSUER            YES             FOR                  FOR

BRITTAIN, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: PAUL J. DIAZ                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: PETER T. GRAUER           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN M. NEHRA               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM L. ROPER,        ISSUER            YES             FOR                  FOR

 MD, MPH

PROPOSAL #1H: ELECTION OF DIRECTOR: KENT J. THIRY               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ROGER J. VALINE           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #02: APPROVAL OF THE AMENDMENT TO OUR 2002          ISSUER            YES         AGAINST           AGAINST

EQUITY COMPENSATION PLAN

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2010

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES             FOR               AGAINST

STOCKHOLDER ACTION BY WRITTEN CONSENT

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DAZHONG TRANSPORTATION (GROUP) CO LTD

  TICKER:                  N/A                 CUSIP:   Y2023E119

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Independent Directors

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report and 2010 financial budget report

PROPOSAL #5: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan are as follows: 1) cash dividend/10 shares  Tax

included : CNY 1.0000; 2) bonus issue from profit

share/10 shares : none; and 3) bonus issue from

capital reserve  share/10 shares : none

PROPOSAL #6: Approve the issuance of short-term                 ISSUER            YES             FOR                  FOR

financing bills

PROPOSAL #7: Approve the 2010 external guarantee                ISSUER            YES             FOR                  FOR

PROPOSAL #8: Amend the Companies business scope                  ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the Company's Articles of                   ISSUER            YES             FOR                  FOR

Association

PROPOSAL #10: Re-appoint the Audit Firm and payment          ISSUER            YES             FOR                  FOR

of Audit fee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DBS GROUP HOLDINGS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y20246107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                 ISSUER            YES             FOR                  FOR

audited accounts for the YE 31 DEC 2009 and the

Auditors' report thereon

PROPOSAL #2.: Declare a 1-tier tax exempt final                 ISSUER            YES             FOR                  FOR

dividend of 14 cents per ordinary share, for the YE

31 DEC 2009; [2008: final dividend of 14 cents per

ordinary share, 1-tier tax exempt]

PROPOSAL #3.A: Approve to sanction the amount of SGD         ISSUER            YES             FOR                  FOR

1,594,877 proposed as Directors' fees for 2009;

[2008: SGD 1,475,281]

PROPOSAL #3.B: Approve to sanction the amount of SGD         ISSUER            YES             FOR                  FOR

4,500,000 proposed as special remuneration for Mr.

Koh Boon Hwee for 2009; [2008: SGD 2,000,000]

PROPOSAL #4.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company and authorize the Directors to fix their

remuneration

PROPOSAL #5.A: Re-elect Mr. Ang Kong Hua as a                     ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #5.B: Re-elect Mr. John Alan Ross as a                 ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #5.C: Re-elect Mr. Kwa Chong Seng as a                 ISSUER            YES             FOR                  FOR

Director, who retires under Article 95 of the

Company's Articles of Association

PROPOSAL #6.A: Re-elect Mr. Ambat Ravi Shankar Menon         ISSUER            YES             FOR                  FOR

as a Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #6.B: Re-elect Mr. Piyush Gupta as a                     ISSUER            YES             FOR                  FOR

Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #6.C: Re-elect Mr. Peter Seah Lim Huat as a         ISSUER            YES             FOR                  FOR

Director, who retires under Article 101 of the

Company's Articles of Association

PROPOSAL #7.: Re-appoint Mr. Andrew Robert Fowell              ISSUER            YES             FOR                  FOR

Buxton as a Director, pursuant to Section 153(6) of

the Companies Act, Chapter 50, to hold office from

the date of this AGM until the next AGM of the Company

PROPOSAL #8.A: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to: (a) allot and issue from time to time

 such number of ordinary shares in the capital of the

 Company (DBSH Ordinary Shares) as may be required to

 be issued pursuant to the exercise of options under

the DBSH Share Option Plan; and (b) offer and grant

awards in accordance with the provisions of the DBSH

Share Plan and to allot and issue from time to time

such number of DBSH Ordinary Shares as may be

required to be issued pursuant to the vesting of

awards under the DBSH Share Plan, provided always

that: (1) the aggregate number of new DBSH Ordinary

Shares to be issued pursuant to the exercise of

options granted under the DBSH Share Option Plan and

the vesting of awards granted or to be granted under

the DBSH Share Plan shall not exceed 7.5% of the

total number of issued shares (excluding treasury

shares) in the capital of the Company from time to

time; and (2) the aggregate number of new DBSH

Ordinary Shares under awards to be granted pursuant

to the DBSH Share Plan during the period commencing

from the date of this AGM of the Company and ending

on the date of the next AGM of the Company or the

date by which the next AGM of the Company is required

 by law to be held, shall not exceed 2% of the total

number of issued shares (excluding treasury shares)

in the capital of the Company from time to time

PROPOSAL #8.B: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to: issue shares in the capital of the Company

(shares) whether by way of rights, bonus or

otherwise; and/or (ii) make or grant offers,

agreements or options (collectively, Instruments)

that might or would require shares to be issued,

including but not limited to the creation and issue

of (as well as adjustments to) warrants, debentures

or other instruments convertible into shares, at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit; and

(notwithstanding the authority conferred by this

Resolution may have ceased to be in force) issue

shares in pursuance of any Instrument made or granted

 by the Directors while this Resolution was in force,

 provided that: (1) the aggregate number of shares to

 be issued pursuant to this Resolution (including

shares to be issued in pursuance of Instruments made

or granted pursuant to this Resolution) does not

exceed 50 per cent of the total number of issued

shares (excluding treasury shares) in the capital of

the Company (as calculated in accordance with this

Resolution), of which the aggregate number of shares

to be issued other than on a pro rata basis to

shareholders of the Company (including shares to be

issued in pursuance of Instruments made or granted

pursuant to this Resolution) does not exceed 10% of

the total number of issued shares (excluding treasury

 shares) in the capital of the Company (as calculated

 in accordance with this Resolution); (2) (subject to

 such manner of calculation and adjustments as may be

 prescribed by the Singapore Exchange Securities

Trading Limited (SGX-ST)) for the purpose of

determining the aggregate number of shares that may

be issued under this Resolution, the percentage of

issued shares shall be based on the total number of

issued shares (excluding treasury shares) in the

capital of the Company at the time this Resolution is

 passed, after adjusting for: (i) new shares arising

from the conversion or exercise of any convertible

securities or share options or vesting of share

awards which are outstanding or subsisting at the

time this Resolution is passed; and (ii) any

subsequent bonus issue, consolidation or subdivision

of shares; (3) in exercising the authority conferred

by this Resolution, the Company shall comply with the

 provisions of the Listing Manual of the SGX-ST for

the time being in force (unless such compliance has

been waived by the SGX-ST) and the Articles of

Association for the time being of the Company; and

[Authority expires the earlier or until the

conclusion of the next AGM of the Company or the date

 by which the next AGM of the Company is required by

PROPOSAL #8.C: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to allot and issue from time to time such number of

new ordinary shares, new non-voting non-redeemable

preference shares and new non-voting redeemable

preference shares in the capital of the Company as

may be required to be allotted and issued pursuant to

 the DBSH Scrip Dividend Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DBS GROUP HOLDINGS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y20246107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors for the purposes        ISSUER            YES             FOR                  FOR

 of Sections 76C and 76E of the Companies Act,

Chapter 50 [the Companies Act], to purchase or

otherwise acquire issued ordinary shares in the

capital of DBSH [ordinary shares] not exceeding in

aggregate the maximum percentage [as specified], at

such price or prices as may be determined by the

Directors from time to time up to the maximum price

[as specified], whether by way of: [i] market

purchase[s] on the Singapore Exchange Securities

Trading Limited [SGX-ST] transacted through the

Central Limit Order Book trading system and/or any

other securities exchange on which the ordinary

shares may for the time being be listed and quoted

[Other Exchange]; and/or [ii] off-market purchase[s]

[if effected otherwise than on the SGX-ST or, as the

case may be, other exchange] in accordance with any

equal access scheme[s] as may be determined or

formulated by the Directors as they consider fit,

which scheme[s] shall satisfy all the conditions

prescribed by the Companies Act, and otherwise in

accordance with all other laws and regulations and

rules of the SGX-ST or, as the case may be, other

exchange as may for the time being be applicable,

[the share purchase mandate]; [Authority expires the

earlier of the date on which the next AGM of DBSH is

held and the date by which the next AGM of DBSH is

required by law to be held]; and to complete and do

all such acts and things [including executing such

documents as may be required] as they and/or he may

consider expedient or necessary to give effect to the

 transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEAN FOODS COMPANY

  TICKER:                  DF                   CUSIP:   242370104

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: TOM C. DAVIS                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GREGG L. ENGLES           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JIM L. TURNER               ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY DELOITTE & TOUCHE            ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT AUDITOR.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING TAX           SHAREHOLDER        YES         AGAINST               FOR

GROSS-UPS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEERE & COMPANY

  TICKER:                  DE                   CUSIP:   244199105

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SAMUEL R. ALLEN           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: AULANA L. PETERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID B. SPEER             ISSUER            YES             FOR                  FOR

PROPOSAL #02: COMPANY PROPOSAL #1 - AMEND RESTATED            ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION TO PROVIDE FOR ANNUAL

ELECTION OF ALL DIRECTORS

PROPOSAL #03: COMPANY PROPOSAL #2 - AMEND THE JOHN            ISSUER            YES             FOR                  FOR

DEERE OMNIBUS EQUITY AND INCENTIVE PLAN

PROPOSAL #04: COMPANY PROPOSAL #3 - RE-APPROVE THE            ISSUER            YES             FOR                  FOR

JOHN DEERE SHORT-TERM INCENTIVE BONUS PLAN

PROPOSAL #05: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL 2010

PROPOSAL #06: STOCKHOLDER PROPOSAL #1 - CEO PAY             SHAREHOLDER        YES         AGAINST               FOR

DISPARITY

PROPOSAL #07: STOCKHOLDER PROPOSAL #2 - ADVISORY VOTE   SHAREHOLDER        YES         AGAINST               FOR

 ON EXECUTIVE COMPENSATION

PROPOSAL #08: STOCKHOLDER PROPOSAL #3 - SEPARATION OF   SHAREHOLDER        YES         AGAINST               FOR

 CEO AND CHAIRMAN RESPONSIBILITIES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELEK AUTOMATIVE SYSTEMS LTD, NETANYA

  TICKER:                  N/A                 CUSIP:   M2756V109

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the discussion of the financial         ISSUER            YES             FOR                  FOR

statements and the Directors' report for 2009

PROPOSAL #2: Re-appoint the Accountant-Auditors and          ISSUER            YES             FOR                  FOR

authorize of the Board to fix their fees

PROPOSAL #3: Approve D&O insurance in the frame of            ISSUER            YES             FOR                  FOR

the Delek Group insurance cover for the year

commenced December in an amount of USD 75 million for

 a total premium of USD 300,050 for the Group of

which the share of the Company is USD 30,005; the

cover may be increased to USD 100,000 for an

additional premium of USD 55,625 for the Group; the

policy will be purchased from The Phoenix Insurance

Co. Ltd, which is 55.34% owned by the controlling

PROPOSAL #4: Approve the participation in future D&O         ISSUER            YES             FOR                  FOR

insurance cover during a period of up to 5 years

provided that the cover is not less than USD 75

million and not more USD 100 million and the premium

does not exceed USD 450,000 for the Group plus 15% a

year from December 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELEK GROUP LTD, NETANYA

  TICKER:                  N/A                 CUSIP:   M27635107

  MEETING DATE:      7/12/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to extend the NCP loan until 31        ISSUER            YES             FOR                  FOR

 DEC 2010, 9.5% interest to be paid half yearly, and

secured by a second mortgage on Adar House owned by

DRE subject to consent by the first mortgage bank,

additional interest of 1.2% to be paid in respect of

the period until such consent is received

PROPOSAL #2.: Approve to extend the Roadchef loan              ISSUER            YES             FOR                  FOR

until 31 DEC 2010 or until sale of the rights to

Roadchef, whichever is earlier, interest and security

 as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELEK GROUP LTD, NETANYA

  TICKER:                  N/A                 CUSIP:   M27635107

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint Mr. Zev Zilberfarb as an              ISSUER            YES         ABSTAIN           AGAINST

External Director for an additional statutory 3 year

period from 29 MAY 2009 and ratify the decisions of

the Audit Committee and the Board from the date of

termination of his first period of office

PROPOSAL #2.: Approve his remuneration at the maximum        ISSUER            YES         ABSTAIN           AGAINST

 permitted by law to be paid to the External Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELEK GROUP LTD, NETANYA

  TICKER:                  N/A                 CUSIP:   M27635107

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER            YES         ABSTAIN           AGAINST

the Directors report for 2008

PROPOSAL #2.: Re-appoint the Accountant-Auditors and         ISSUER            YES             FOR                  FOR

authorize the Board to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELEK GROUP LTD, NETANYA

  TICKER:                  N/A                 CUSIP:   M27635107

  MEETING DATE:      11/24/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify the purchase of Group insurance         ISSUER            YES             FOR                  FOR

cover for the D&O of the Company and subsidiaries for

 the year commenced 01 DEC 2008 in an aggregate

amount of USD 75 million for a premium of USD

450,000, of which the share of the Company was USD

67,500 for the year; the Management of the Company

determines the split of the premium between the Group

PROPOSAL #2.: Grant authority for the future Group            ISSUER            YES             FOR                  FOR

D&O insurance cover during a period of 5 additional

years without need for shareholders' approval

provided that the cover is not less than USD 75

million and not more than USD 100 million and the

premium does not exceed USD 450,000 annually plus up

to 15% a year, the premium to be split between the

group Companies as determined by the Management

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELEK GROUP LTD, NETANYA

  TICKER:                  N/A                 CUSIP:   M27635107

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment to Mr. E. Sharon,          ISSUER            YES         ABSTAIN           AGAINST

son of the controlling shareholder, of annual

remuneration and meeting attendance fees for his

services as the Deputy Chairman of the Board of

Directors, in the maximum amounts permitted by Law to

 be paid to the External Directors, Mr. Sharon has

held office since august without remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELEK GROUP LTD, NETANYA

  TICKER:                  N/A                 CUSIP:   M27635107

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements and the        ISSUER            YES             FOR                  FOR

 Directors' report for 2009

PROPOSAL #2: Re-appointment of Accountant Auditors            ISSUER            YES             FOR                  FOR

and authorize the Board to fix their remuneration

PROPOSAL #3: Approve the Group D&O insurance cover            ISSUER            YES             FOR                  FOR

for the year commenced December in an amount of USD

75 million for a total premium of USD 300,500 for the

 Group of  which the share of the Company is USD

56,259; the cover may be increased to  USD 100,000

for an additional premium of USD 55,625 for the Group

PROPOSAL #4: Approve the future D&O insurance cover          ISSUER            YES             FOR                  FOR

during a period of up to 7 years provided that the

cover is not less than USD 75 million and not more

USD 100 million and the premium does not exceed USD

450,000 for the Group plus 15% a year from DEC  2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELHAIZE GROUP SA

  TICKER:                  N/A                 CUSIP:   B33432129

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation of the Management Report of        ISSUER             NO              N/A                  N/A

 the Board of Directors on the FYE 31 DEC 2009

PROPOSAL #2: Presentation of the report of the                   ISSUER             NO              N/A                  N/A

Statutory Auditor on the FYE 31 DEC 2009

PROPOSAL #3: Communication of the consolidated annual        ISSUER             NO              N/A                  N/A

 accounts as of 31 DEC 2009

PROPOSAL #4: Approve the non-consolidated annual                ISSUER             NO              N/A                  N/A

accounts as of 31 DEC 2009, including the allocation

of profits, and the distribution of a gross dividend

of EUR 1.6 per share

PROPOSAL #5: Grant discharge of liability of persons         ISSUER             NO              N/A                  N/A

who served as the Directors of the Company during the

 FYE 31 DEC 2009

PROPOSAL #6: Grant discharge of liability of the                ISSUER             NO              N/A                  N/A

Statutory Auditor of the Company for the FYE 31 DEC

2009

PROPOSAL #7.1: Approve to renew the mandate of Count         ISSUER             NO              N/A                  N/A

Richard Goblet d'Alviella as a Director for a period

of three years that will expire at the end of the OGM

 that will be requested to approve the annual

accounts relating to the FY 2012

PROPOSAL #7.2: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Robert J. Murray as a Director for a period of two

years that will expire at the end of the OGM that

will be requested to approve the annual accounts

relating to the FY 2011

PROPOSAL #7.3: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Jack L. Stahl as a Director for a period of four

years that will expire at the end of the OGM that

will be requested to approve the annual accounts

relating to the FY 2013

PROPOSAL #8: Acknowledge, upon proposal of the Board         ISSUER             NO              N/A                  N/A

of Directors, that Mr. Jack L. Stahl, whose mandate

is proposed to be renewed until the end of the OGM

that will be requested to approve the annual accounts

 relating the FY 2013, satisfies the requirements of

independence set forth by the Belgian Company Code

for the assessment of independence of Directors, and

renew his mandate as Independent Director pursuant to

 the criteria of the Belgian Company Code

PROPOSAL #9: Approve, pursuant to Article 556 of the         ISSUER             NO              N/A                  N/A

Belgian Company Code, the 'Change in Control' clause

set out in the Second Amended and Restated Credit

Agreement, dated as of 01 DEC 2009, among Delhaize

Group, as Guarantor, Delhaize America Inc., as

Borrower, the subsidiary guarantors party thereto,

the lenders party thereto, JPMorgan Chase Bank, N.A.

and Fortis Capital Corp., as syndication agents,

issuing banks and swingline lenders, as such clause

is used in, and for the purpose of, the 'Event of

Default' described in such credit facility

PROPOSAL #10: Approve, pursuant to Article 556 of the        ISSUER             NO              N/A                  N/A

 Belgian Company Code, the provision granting to the

holders of the bonds, convertible bonds or medium-

term notes that the Company issue within the twelve

months following the ordinary shareholders meeting of

 May 2010, in one or several offering and tranches,

denominated either in US Dollars or in Euros, with a

maturity or maturities not exceeding 30 years, for a

maximum aggregate amount of EUR 1.5 billion, the

right to obtain the redemption, or the right to

require the repurchase, of such bonds or notes for an

 amount not in excess of 101% of the outstanding

principal amount plus accrued and unpaid interest of

such bonds or notes CONTD

PROPOSAL #CONT: CONTD in the event of a change of              ISSUER             NO              N/A                  N/A

control of the Company, as would be provided in the

terms and conditions relating to such bonds and/or

notes; any such bond or note issue would be disclosed

 through a press release, which would summarize the

applicable change of control provision and mention

the total amount of bonds and notes already issued by

 the Company that are subject to a change of control

provision approved under this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELL INC.

  TICKER:                  DELL               CUSIP:   24702R101

  MEETING DATE:      7/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES W. BREYER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD J. CARTY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL S. DELL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. GRAY, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SALLIE L. KRAWCHECK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JUDY C. LEWENT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS W. LUCE, III                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KLAUS S. LUFT                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALEX J. MANDL                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SAM NUNN                                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITOR               ISSUER            YES             FOR                  FOR

PROPOSAL #SH1: REIMBURSEMENT OF PROXY EXPENSES                SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #SH2: ADOPT SIMPLE MAJORITY VOTE                        SHAREHOLDER        YES             FOR               AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELTA AIR LINES, INC.

  TICKER:                  DAL                 CUSIP:   247361702

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD H.                   ISSUER            YES             FOR                  FOR

ANDERSON

PROPOSAL #1B: ELECTION OF DIRECTOR: EDWARD H. BASTIAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROY J. BOSTOCK             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN S. BRINZO             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DANIEL A. CARP             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN M. ENGLER             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICKEY P. FORET           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DAVID R. GOODE             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: PAULA ROSPUT                ISSUER            YES             FOR                  FOR

REYNOLDS

PROPOSAL #1J: ELECTION OF DIRECTOR: KENNETH C. ROGERS        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: RODNEY E. SLATER         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: DOUGLAS M.                   ISSUER            YES             FOR                  FOR

STEENLAND

PROPOSAL #1M: ELECTION OF DIRECTOR: KENNETH B. WOODROW      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS DELTA'S INDEPENDENT AUDITORS FOR THE

YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELTA ELECTRONICS (THAILAND) PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y20266154

  MEETING DATE:      4/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the minutes of 2009 AGM                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Acknowledge the Company's operating                ISSUER            YES             FOR                  FOR

results for the year 2009

PROPOSAL #3: Approve the Company's audited financial         ISSUER            YES             FOR                  FOR

statements for the YE 31 DEC 2009 and the Auditor's

report

PROPOSAL #4: Approve the dividend distribution for            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #5: Approve the appointment of Directors to         ISSUER            YES             FOR                  FOR

replace the Directors who retire by rotation in 2010

PROPOSAL #6: Approve the remuneration for Directors          ISSUER            YES             FOR                  FOR

for the year 2010

PROPOSAL #7: Approve the appointment of the Auditor          ISSUER            YES             FOR                  FOR

and its remuneration for the year 2010 and its

remuneration

PROPOSAL #8: Approve the issuance and offering of WTS        ISSUER            YES         AGAINST           AGAINST

 to the Directors and employees of Delta Electronics

 Thailand  Pcl and its subsidiaries under the

Employees Stock Option Plan  ESOP 2010

PROPOSAL #9: Approve to decrease the remaining                   ISSUER            YES         AGAINST           AGAINST

registered capital from THB 1,259,000,000 to THB

1,247,385,000 and the amendment to Clause 4 of the

Memorandum of Association to be in line with the new

capital

PROPOSAL #10: Approve to increase the registered                ISSUER            YES         AGAINST           AGAINST

capital from THB 1,247,385,000 to THB 1,309,685,000

by issuing 62,300,000 new ordinary shares at a p/v of

 THB 1 each to reserve for the proposed ESOP 2010 and

 the amendment to Clause 4 of the Memorandum

PROPOSAL #11: Approve the allotment of 62,300,000 new        ISSUER            YES         AGAINST           AGAINST

 ordinary shares for the exercise by the WTS holders

of the right to purchase the ordinary shares to be

issued and offered under the ESOP 2010

PROPOSAL #12: Other business (if any)                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELTA ELECTRS INC

  TICKER:                  N/A                 CUSIP:   Y20263102

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approve the merger with Cyntec Company        ISSUER            YES         AGAINST           AGAINST

 Limited / TW0002452000

PROPOSAL #A.2: Approve to merge Cyntec Company                   ISSUER            YES         AGAINST           AGAINST

Limited / TW0002452000 via shares swap by new shares

PROPOSAL #A.3: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DELTA ELECTRS INC

  TICKER:                  N/A                 CUSIP:   Y20263102

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 financial statements                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of assets impairment                    ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution.         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 4.2 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.6: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on directors from participation in

competitive business

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENA CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J1257N107

  MEETING DATE:      6/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Amend the Compensation to be Received by        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #4: Authorize Use of Compensation-based                ISSUER            YES         AGAINST           AGAINST

Stock Options for Directors, Excluded from the

Regular Compensations, and Allow Board to Authorize

Use of Stock Option Plan for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENKI KAGAKU KOGYO KABUSHIKI KAISHA

  TICKER:                  N/A                 CUSIP:   J12936134

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENSO CORPORATION

  TICKER:                  N/A                 CUSIP:   J12075107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                   ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Payment of Bonuses to Corporate         ISSUER            YES             FOR                  FOR

Officers

PROPOSAL #4: Approve Payment of Accrued Benefits                ISSUER            YES         AGAINST           AGAINST

associated with Abolition of Retirement Benefit

System for Current Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENTSPLY INTERNATIONAL INC.

  TICKER:                  XRAY               CUSIP:   249030107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PAULA H.                       ISSUER            YES             FOR                  FOR

CHOLMONDELEY

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL J. COLEMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN C. MILES II         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN L. MICLOT             ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS,

TO AUDIT THE BOOKS AND ACCOUNTS OF THE COMPANY FOR

THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: PROPOSAL TO APPROVE THE DENTSPLY                   ISSUER            YES             FOR                  FOR

INTERNATIONAL INC. 2010 EQUITY INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENTSU INC.

  TICKER:                  N/A                 CUSIP:   J1207N108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DENWAY MTRS LTD

  TICKER:                  N/A                 CUSIP:   Y2032Y106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Audited financial                        ISSUER            YES             FOR                  FOR

statements and the report of the Directors and the

Independent Auditor's report for the YE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.i: Re-elect Mr. Zhang Fangyou as the                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.ii: Re-elect Mr. LI Tun as the Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.iii: Re-elect Mr. FU Shoujie as the                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iv: Re-elect Mr. Lee Ka Lun as the                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.v: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Re-appoint Auditor and authorize the              ISSUER            YES             FOR                  FOR

Board of Directors to fix the remuneration

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to paragraph (ii) during the Relevant Period

 [as specified] to repurchase shares in the capital

of the Company on the Stock Exchange of Hong Kong

Limited or on any other Stock Exchange on which the

shares of the Company may be listed and recognized by

 the Securities and Futures Commission and the Stock

Exchange for this purpose, subject to and in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange or of any other

stock exchange as amended from time to time; the

aggregate nominal amount of shares of the Company to

be repurchased by the Company pursuant to the

approval in paragraph [i] of this Resolution shall

not exceed 10% of the aggregate nominal amount of the

 issued share capital of the Company at the date of

the passing of this resolution and the said approval

shall be limited accordingly; [Authority expires at

the conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to paragraph [iii] during or after the

relevant period as specified to allot, issue and deal

 with additional shares in the capital of the Company

 and to make and grant offers, agreements and options

 [including warrants, bonds, debentures, notes and

other securities which carry rights to subscribe for

or are convertible into shares of the Company] which

would or might require shares to be allotted be and

is hereby generally and unconditionally approved; the

 aggregate nominal amount of share capital allotted

or agreed conditionally or unconditionally to be

allotted [whether pursuant to an option or otherwise]

 by the directors of the Company pursuant to the

approval in paragraph [i] of this Resolution,

otherwise than pursuant to [a] a Rights Issue [as

specified]; or [b] an issue of shares upon the

exercise of subscription rights under any option

scheme or similar arrangement for the time being

adopted for the grant or issue to the grantees as

specified in such scheme or similar arrangement of

shares or rights to acquire shares of the Company; or

 [c] any issue of shares pursuant to the exercise of

rights of subscription or conversion under the terms

of any existing warrants, bonds, debentures, notes

and other securities of the Company which carry

rights to subscribe for or are convertible into

shares of the Company; or [d] an issue of shares

pursuant to any scrip dividend or similar arrangement

 providing for the allotment of shares in lieu of the

 whole or part of the dividend on shares of the

Company in accordance with the articles of

association of the Company, shall not exceed 20% of

the aggregate nominal amount of the issued share

capital of the Company at the date of the passing of

this Resolution and the said approval shall be

limited accordingly; [Authority expires at the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

PROPOSAL #7.: Approve, conditional upon the passing          ISSUER            YES             FOR                  FOR

of the ordinary resolutions in items 5 and 6 in the

notice convening this meeting, the general mandate

granted to the Directors of the Company to exercise

the powers of the Company to allot, issue and deal

with any additional shares of the Company pursuant to

 ordinary resolution in item 6 of the notice

convening this meeting be and is hereby extended by

the addition thereto of an amount representing the

aggregate nominal amount of the share capital of the

Company repurchased by the Company under the

authority granted pursuant to ordinary resolution in

item 5 of the notice convening this meeting, provided

 that such extended amount shall not exceed 10% of

the aggregate nominal amount of the issued share

capital of the Company at the date of the passing of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE BANK AG, FRANKFURT AM MAIN

  TICKER:                  N/A                 CUSIP:   D18190898

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements and annual report, and the

 report pursuant to Sections 289(4) and 315(4) of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 793,413,523.95 as

follows: Payment of a dividend of EUR 0.75 per share

EUR 327,769,262.70 shall be carried forward Ex-

dividend and payable date: 28 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010 FY        ISSUER            YES             FOR                  FOR

 KPMG AG, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares for trading purposes the Company shall be

 authorized to acquire and sell own shares, at prices

 not deviating more than 10% from the market price of

 the shares, on or before 30 NOV 2014; the trading

portfolio shall not exceed 5% of the Company's share

capital at the end of any given day

PROPOSAL #7.: Authorization to acquire own shares for        ISSUER            YES             FOR                  FOR

 purposes other than trading The Company shall be

authorized to acquire own shares of up to 10% of its

share capital, at prices not deviating more than 10%

from the market price of the shares, on or before 30

NOV 2014 the Board of Managing Directors shall be

authorized to sell the shares on the stock exchange

or to offer them to all shareholders, to use the

shares for acquisition purposes, to use the shares as

 employee shares, to offer the shares to third

parties at a price not materially below their market

price, and to retire the shares

PROPOSAL #8.: Authorization to use derivatives within        ISSUER            YES             FOR                  FOR

 the scope of the acquisition of own shares the

Company shall be authorized to use put or call

options and forward contracts for the purpose of

acquiring own shares as per item 7

PROPOSAL #9.: Approval of the compensation system for        ISSUER            YES         AGAINST           AGAINST

 the Board of Managing Directors as described in the

compensation report to be presented under item 1

PROPOSAL #10.: Amendments to the articles of                       ISSUER            YES             FOR                  FOR

association in connection with the Shareholder Right

Directive Implementation Law [ARUG] a) Section 17(4)

shall be appended in respect of the Board of Managing

 Directors being authorized to allow shareholders to

participate in the shareholders' meeting by

electronic means [online] b) Section 17(5) shall be

appended in respect of the Board of Managing

Directors being authorized to allow shareholders to

exercise their voting rights in writing or

electronically [absentee voting] c) Section18(3)

shall be amended in respect of the Company being able

 to facilitate proxy voting at shareholders' meetings

PROPOSAL #11.: Authorization to issue warrant or                ISSUER            YES             FOR                  FOR

convertible bonds or profit-sharing certificates, the

 creation of contingent capital, and the

corresponding amendments to the Articles of

Association the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue bearer or registered bonds or profit-

sharing certificates of up to EUR 9 billion,

conferring a conversion or option right for new

shares of the Company, on or before 30 APR 2015;

shareholders shall be granted subscription rights,

except for the issue of bonds or profit-sharing

certificates at a price not materially below their

theoretical market value, for residual amounts, and

for the granting of such rights to holders of

conversion or option rights; the share capital shall

be increased accordingly by up to EUR 230,400,000

through the issue of up to 90,000,000 new registered

 shares, insofar as conversion and/or option rights

PROPOSAL #12.: Approval of amendments to the control         ISSUER            YES             FOR                  FOR

and profit transfer agreements, or simple profit

transfer agreements, with the following of the

Company's wholly owned subsidiaries, in accordance

with the accounting law modernisation act: a)

Deutsche Bank Private- Und Geschaeftskunden Ag; b)

Schiffsbetriebsgesellschaft Brunswik Mbh; c) Deutsche

 Immobilien Leasing Gmbh; d) Deutsche Stiftungstrust

Gmbh; e) Db Export-Leasing Gmbh; f) Db Capital

Markets [Deutschland) Gmbh; g) Rreef Management Gmbh;

 h) Nordwestdeutscher Wohnungsbautraeger Gmbh

PROPOSAL #13.: Approval of the newly concluded                   ISSUER            YES             FOR                  FOR

control and profit transfer agreem ents with the

following of the Company's wholly owned subsidiaries:

 a) Db Beteiligungs-Holding Gmbh; b) Db Finanz-

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE BOERSE

  TICKER:                  N/A                 CUSIP:   D1882G119

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, the re-port pursuant

to Sections 289[4] and 315[4] of the German

Commercial Code, and the proposal on the

appropriation of the distributable profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 400,000,000 as follows;

Payment of a dividend of EUR 2.10 per share EUR

9,519,655.90 shall be allocated to the other revenue

reserves ex-dividend and payable date 28 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval o f the new compensation                 ISSUER            YES         AGAINST           AGAINST

system for t he Board of MDs, to be found on the

Company's web site

PROPOSAL #6.: Resolution on the revision of the                 ISSUER            YES             FOR                  FOR

authorized capital II, and the corresponding

amendments to the articles of association The

existing authorized capita l II shall be revoked, the

 Board of Managing Directors shall be authorized,

with the consent of the Supervisory Board, to

increase the share capital by up to EUR 27,800,000

through the issue of new registered shares against

payment in cash and/or kind, on or be-fore 26 May

2015, shareholders shall be granted subscription

rights, except for the issue of shares at a price not

 materially below their market price, for the issue

of employee shares of up to EUR 3,000,000, for the

issue of shares for acquisition purposes, and for

PROPOSAL #7.: Resolution on the creation of                        ISSUER            YES             FOR                  FOR

authorized capital III, and the corresponding

amendments to the Articles of Association the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 19,500,000 through the

issue of new registered shares against cash payment,

on or before 26 MAY 2015, shareholders shall be

granted subscription rights, except for residual

PROPOSAL #8.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 Board of Managing Directors shall be authorized to

acquire shares of the Company of up to 10% of its

share capital, at prices neither more than 10% above,

 nor more than 20% below, the market price, on or

before 31 OCT 2011 ,the shares may be used for

acquisition purposes, issued to employees, pensioners

 and executives, sold in another manner at a price

not materially below their market price, or retired

PROPOSAL #9.: Approval of the control agreement with         ISSUER            YES             FOR                  FOR

the Company's wholly owned subsidiary Clear stream

Banking AG, effective for an indeterminate period of

time

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Right

Directive Implementation Law [ARUG] a] Section 16[4]

shall be appended in respect of the Board of Managing

 Directors being authorized to allow shareholders to

participate in the shareholders meeting by electronic

 means [online], b] Section 16[5] shall be appended

in respect of the Board of Managing Directors being

authorized to allow shareholders to exercise their

voting rights in writing or electronically [absentee

voting]

PROPOSAL #11.: Appointment of the Auditors for the            ISSUER            YES             FOR                  FOR

2010 FY; KPMG AG, Berlin entitled to vote are those

shareholders who are entered in the share register

and who register with the Company on or before 20 MAY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE LUFTHANSA AG, KOELN

  TICKER:                  N/A                 CUSIP:   D1908N106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the management reports for the

Company and the Group for the 2009 financial year,

the report of the Supervisory Board, incl. the

explanatory report of the Executive Board on the

statements pursuant to secs. 289(4) and (5), 315(4)

of Germany's Commercial Code (HGB)

PROPOSAL #2.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Executive Board members

PROPOSAL #3.: Approval of Executive Board's acts for         ISSUER            YES             FOR                  FOR

the 2009 financial year

PROPOSAL #4.: Approval of Supervisory Board's acts            ISSUER            YES             FOR                  FOR

for the 2009 financial year

PROPOSAL #5.: Supplementary election of three                     ISSUER            YES             FOR                  FOR

Supervisory Board members: Martin Koehler, Dr. h.c.

Robert M. Kimmitt, Herbert Hainer

PROPOSAL #6.: Authorisation to purchase own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Creation of new Authorised Capital A            ISSUER            YES             FOR                  FOR

and corresponding amendment to the Articles of

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association on the election of Supervisory Board

members, the adoption of resolutions in the

Supervisory Board, the remuneration of Supervisory

Board members, the Annual General Meeting venue, and

the alignment to Germany's Act Implementing the

Shareholders Rights Directive (ARUG)

PROPOSAL #9.: Appointment of auditors, Group auditors        ISSUER            YES             FOR                  FOR

 and examiners to review interim reports for the 2010

 financial year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE POST AG

  TICKER:                  N/A                 CUSIP:   D19225107

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report pursuant to Sections 289[4] and 315[ 4] of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 880,797,457.47 as

follows: payment of a dividend of EUR 0.60 per share

EUR 155,387,933.07 shall be carried for ward Ex-

dividend and payable date: 29 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisor y Board

PROPOSAL #5.: Appointment of Auditors f or the 2010          ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #6.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at a price not

deviating more than 10% from the market price of the

shares, on or before 27 APR 2015, the Board of

Managing Directors shall be authorized to dispose of

the shares in a manner other than the stock exchange

or by way of a public offer to all shareholders if

the shares are sold at a price not materially below

their market price, and to retire the shares

PROPOSAL #7.: Approval of the use of derivatives                ISSUER            YES             FOR                  FOR

[call and put options] for the purpose of acquiring

own shares as per item 6

PROPOSAL #8.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 members of the Board of Managing Directors

PROPOSAL #9.: Re-election of Roland Oetker to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #10.: Amendments of the Articles of                       ISSUER            YES             FOR                  FOR

Association in respect of the Supervisory Board

remuneration as of the 2011 FY, the fixed

remuneration shall be increased to EUR 4 0,000 and

the attendance fee to EUR 1,000 per member

PROPOSAL #11.: Further amendments to the Articles of         ISSUER            YES             FOR                  FOR

Association as follows: 11.a] Section 14 [5], the

majority of the votes cast shall be necessary for

resolutions by the Supervisory Board if there is no

other majority mandatory, in case of two election

ties after another, the Chairman shall receive two

votes; 11.b] Section 18 [2]shall be a mended in

respect of the shareholders, meeting being announced

at least 30 days prior to the date of the meeting;

11.c] Section 19 [1], in respect of shareholders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding as per the

statutory record date; 11.d] Section 19 [2] in

respect of the Board of Managing Directors being

authorized to permit shareholders to absentee vote in

 written form or by electronic means at a

shareholders meeting;11.e] Section 19 [3], in respect

 of proxy- voting instructions being issued as

stipulated by law, the issuance/withdrawal of proxy-

voting instructions must be effected in written form;

 11.f] Section 19 [4], in respect of the Chairman of

the shareholders meeting being authorized to permit

the audiovisual transmission of the meeting; 11.g]

Section 22 [1], in respect of the Board of Managing

Directors being obliged to list the financial

statements and the group financial statements as well

 as the annual report and the group annual report for

 the past FY within the first 3 months of the current

 year and to present them to the Supervisory Board,

together with the proposal for resolution on the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE POSTBANK AG, BONN

  TICKER:                  N/A                 CUSIP:   D1922R109

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) o f the

German Commercial Code

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Appointment of Auditors for the 2010 FY        ISSUER            YES             FOR                  FOR

 : PricewaterhouseCoopers AG, Dusseldorf

PROPOSAL #5.: Election of Lawrence A. Rosen to the            ISSUER            YES         AGAINST           AGAINST

Supervisory Board

PROPOSAL #6.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares for trading purposes the Company shall be

 authorized to acquire own shares, at a price not

deviating more than 10 % from the market price of the

 shares, on or before 28 APR 2015 the trading

portfolio of shares acquired for such purpose shall

not exceed 5% of the share capital at the end of any

PROPOSAL #7.: Authorization to acquire own shares for        ISSUER            YES             FOR                  FOR

 purposes other than securities trading the Company

shall be authorized to acquire own shares of up to

10% of its share capital, at prices not deviating

more than 10% from the market price of the shares, on

 or before 28 APR 2015 the authorization may be

exercised for all legally permissible purposes the

Board of Managing Directors shall be authorized to

retire the shares and to dispose of the shares in a

manner other than through the stock exchange or by

way of a rights offering if the shares are used for

mergers and acquisitions, sold at a price not

materially below their market price, or used for

satisfying conversion or option rights

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) Section 16(2), in respect of the shareholders

meeting being convened at least 30 days prior to the

meeting Section 17(2), in respect of share holders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting Section

 17(3), in respect of proxy-voting instructions being

 issued in written form Section 17(4), in respect of

the Board of Managing Directors being authorized to

permit the audiovisual transmission of the

PROPOSAL #9.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible bonds, warrant bonds, profit-

sharing rights and/or participating bonds (together:

bonds), the creation of contingent capital, and the

corresponding amendment to the Articles of

Association the existing authorizations I and II

given by the shareholders meeting of 22 APR 2009, to

issue bonds and to create a contingent capital I and

a contingent capital II shall be revoked the Board of

 Managing Directors shall be authorized, with the

consent of the Supervisory Board, to issue bearer

and/or registered bonds of up to EUR 3,000,000,000,

conferring conversion and/or option rights for shares

 of the Company, on or before 28 APR 2015

Shareholders shall be granted subscription rights

except for residual amounts the Company's share

capital shall be increased accordingly by up to EUR

273,500,000 through the issue o f up to 109,400,000

new registered shares, insofar as conversion and/or

option rights are exercised (contingent capital)

PROPOSAL #10.: Approval of the remuneration system            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors entitled to vote

are those shareholders who are entered in the

Company's share register and who register with the

Company on or before 22 APR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE TELEKOM AG

  TICKER:                  N/A                 CUSIP:   D2035M136

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the agreement to transfer          ISSUER            YES             FOR                  FOR

the Company's T-HOME division to its wholly owned

subsidiary T-Mobile Deutschland GmbH the Company

shall drop down all assets corresponding to the above

 mentioned division to T-Mobile Deutschland GmbH,

pursuant to Section 123(3)No.1 of the Law on the

Transformation of Companies, as per 01 JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEUTSCHE TELEKOM AG, BONN

  TICKER:                  N/A                 CUSIP:   D2035M136

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the proposal on

the appropriation of the distributable profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 6,421,196,639.17 as

follows: Payment of a dividend of EUR 0.78 per share.

 EUR 3,035,281,633.45 shall be carried forward. Ex-

dividend and payable date: 04 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors during the 2009 FY

PROPOSAL #4.: Postponement of the ratification of the        ISSUER            YES             FOR                  FOR

 acts of Klaus Zumwinkel as a member of the

Supervisory Board during the 2008 FY

PROPOSAL #5.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board during the 2009 FY

PROPOSAL #6.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #7.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Frankfurt, and Ernst +

 Young GmbH, Stuttgart

PROPOSAL #8.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 10% from the market price of the

shares, on or before 02 NOV 2011, The Board of

Managing Directors shall be authorized to sell the

shares on the stock exchange, to offer the shares to

shareholders by way of a rights offering, to dispose

of the shares in another manner if they are sold at a

 price not materially below their market price, to

float the shares on foreign stock exchanges, to use

the shares for acquisition purposes, to use the

shares to satisfy conversion and option rights, to

use the shares as employee shares, and to retire the

PROPOSAL #9.: Election of Wulf H. Bernotat to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #10.: Election of Ulrich Middelmann to the          ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #11.: Approval of the control and profit              ISSUER            YES             FOR                  FOR

transfer agreement with the Company's wholly owned

subsidiary Erste DFMG Deutsche Funkturm Ver-moegens-

GmbH

PROPOSAL #12.: Approval of the control and profit              ISSUER            YES             FOR                  FOR

transfer agreement with the Company's wholly owned

subsidiary T-Mobile Global Holding Nr. 2 GmbH

PROPOSAL #13.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible, warrant or income bonds and/or

profit-sharing rights, the creation of contingent

capital, and the corresponding amendments to the

articles of association, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to issue bonds or profit-

sharing rights of up to EUR 6,500,000,000, conferring

 a conversion or option right for up to 429,687,500

new shares of the Company, on or before 02 MAY 2015,

shareholders shall be granted subscription rights,

except for the issue of bonds at a price not

materially below their theoretical market value, for

residual amounts, and in order to grant subscription

rights to holders of previously issued conversion and

 option rights, the existing contingent capital IV

shall be revoked, the Company's share capital shall

be increased accordingly by up to EUR 1,100,000,000

through the issue of up to 429,687,500 new shares,

insofar as conversion or option rights are exercised

[contingent :capital 2010]

PROPOSAL #14.: Approval of the revision of the                   ISSUER            YES             FOR                  FOR

Supervisory Board remuneration, and the corresponding

 amendments to the Articles of Association the fixed

remuneration per member shall be increased to EUR

30,000 for the 2010 FY and EUR 40,000 thereafter, and

 the variable remuneration amended to EUR 1,000 for

every EUR 0.02 by which the profit per share in the

second year after the FY in question exceeds that of

3 years previous, the Chairman shall receive twice,

and the Deputy Chairman one and a half times, the

PROPOSAL #15.: Amendment to section 2 of the Articles        ISSUER            YES             FOR                  FOR

 of Association to reflect the expansion of the

object of the Company

PROPOSAL #16.: Amendment to section 14 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of the deadline

for announcing the shareholders' meeting being 30

days prior to the meeting, extended by the length of

the registration period

PROPOSAL #17.: Amendment to section 15 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of the

authorization of the Company to transmit the

shareholders' meeting by audiovisual means

PROPOSAL #18.: Amendment to section 16 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of participation

in the shareholders' meeting by electronic means

PROPOSAL #19.: Amendment to section 16 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of absentee voting

 at the shareholders' meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEVON ENERGY CORPORATION

  TICKER:                  DVN                 CUSIP:   25179M103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN RICHELS                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF THE COMPANY'S        ISSUER            YES             FOR                  FOR

 INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: ADOPT SIMPLE MAJORITY VOTE.                        SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEXIA SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B3357R218

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Communication of the Management report          ISSUER             NO              N/A                  N/A

from the Board of Directors, and the reports of the

Auditor for the FY 2009 and the annual and the

consolidated financial statements

PROPOSAL #II.1: Approve the financial statements for         ISSUER             NO              N/A                  N/A

the 2009 FY

PROPOSAL #II.2: Approve to allocate the profit                    ISSUER             NO              N/A                  N/A

PROPOSAL #II.3: Grant discharge to the Directors                ISSUER             NO              N/A                  N/A

PROPOSAL #II.4: Grant discharge to the Auditor                    ISSUER             NO              N/A                  N/A

PROPOSAL #II.5: Appointment of Mr. Stefaan Decraene          ISSUER             NO              N/A                  N/A

as a Director, for a new mandate and for a term of 4

PROPOSAL #II.6: Appointment of Mr. Robert De Metz as         ISSUER             NO              N/A                  N/A

a Director, for a new mandate and for a term of 4

PROPOSAL #II.7: Appointment of Mr. Christian                       ISSUER             NO              N/A                  N/A

Giacomotto as a Director, for a new mandate and for a

 term of 4 years expiring at the close of the 2014

ordinary Shareholders' meeting

PROPOSAL #II.8: Appointment of Mr. Bernard Thiry as a        ISSUER             NO              N/A                  N/A

 Director, for a new mandate and for a term of 4 years

PROPOSAL #II.9: Appointment of Ms. Brigitte Chanoine         ISSUER             NO              N/A                  N/A

as a Director for a term of 4 years

PROPOSAL #II.10: Appointment of Ms. Isabelle Bouillot        ISSUER             NO              N/A                  N/A

 as a Director for a term of 4 years

PROPOSAL #II.11: Appointment of Mr. Olivier Bourges          ISSUER             NO              N/A                  N/A

as a Director, for a new mandate and for a term of 4

PROPOSAL #II.12: Appointment of Mr. Hubert Reynier as        ISSUER             NO              N/A                  N/A

 a Director, for a new mandate and for a term of 4

PROPOSAL #II.13: Appointment of Mr. Gilles Benoist as        ISSUER             NO              N/A                  N/A

 a Director for a term of 4 years

PROPOSAL #II.14: Appointment of Mr. Serge Kubla as a         ISSUER             NO              N/A                  N/A

Director for a term of 4 years

PROPOSAL #II.15: Appointment of Mr. Marc Tinant as a         ISSUER             NO              N/A                  N/A

Director for a term of 4 years

PROPOSAL #II.16: Approve to confirm that the                       ISSUER             NO              N/A                  N/A

Directors listed effectively fulfill the criteria for

 independence established in the Article 526 ter of

the Company Code, for the requirements of the

procedure described in Article 524 of the code

PROPOSAL #E.I: Approve the authorization to increase         ISSUER             NO              N/A                  N/A

the capital within the limits of the authorized

capital in a period of a public take-over bid

PROPOSAL #E.II: Approve the authorization to acquire         ISSUER             NO              N/A                  N/A

and to dispose of the Company's own shares in order

to prevent the Company from suffering any serious and

 imminent loss

PROPOSAL #E.III: Approve to cancel existing                        ISSUER             NO              N/A                  N/A

subscription rights [warrants], to issue subscription

 rights and to increase the capital

PROPOSAL #E.IV: Approve to increase the share capital        ISSUER             NO              N/A                  N/A

 by capitalization of the reserves and to issue bonus

 shares

PROPOSAL #E.V: Amend the Articles of Association in          ISSUER             NO              N/A                  N/A

order to rectify a technical error that occurred

during the modification of the Articles of

Association on 24 JUN 2009

PROPOSAL #E.Vi: Approve to give the necessary powers         ISSUER             NO              N/A                  N/A

within the Company to ensure the execution of the

solutions passed by the present ordinary and

extraordinary Shareholders' meetings and in

particular to ensure the fulfillment of the

formalities necessary to the coordination of the

Company's Articles of Association and the publication

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DEXUS PROPERTY GROUP

  TICKER:                  N/A                 CUSIP:   Q3190P100

  MEETING DATE:      10/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify, the continuing appointment of          ISSUER            YES             FOR                  FOR

Christopher T. Beare as a Director of Dexus Funds

Management Limited

PROPOSAL #2.: Ratify, the initial appointment of John        ISSUER            YES             FOR                  FOR

 C. Conde AO as a Director of Dexus Funds Management

Limited

PROPOSAL #3.: Ratify, the initial appointment of                ISSUER            YES             FOR                  FOR

Peter B. St. George as a Director of Dexus Funds

Management Limited

PROPOSAL #4.: Ratify, for the purposes of ASX Listing        ISSUER            YES             FOR                  FOR

 Rule 7.1 and 7.4, the issue of 138,500,000 stapled

securities, each comprising a unit in each of Dexus

Diversified Trust, Dexus Industrial Trust, Dexus

Office Trust and Dexus Operations Trust, [Security]

to certain institutional and sophisticated investors

at AUD 0.65 per Security issued on 21 APR 2009 as

specified

PROPOSAL #5.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

FYE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIAGEO PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G42089113

  MEETING DATE:      10/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report 2009

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect L.M. Danon [Audit, Nomination,        ISSUER            YES             FOR                  FOR

 Remuneration] as a Director

PROPOSAL #5.: Re-elect Lord Hollick [Audit,                        ISSUER            YES             FOR                  FOR

Nomination, Remuneration, Chairman of Committee] as a

 Director

PROPOSAL #6.: Re-elect P.S. Walsh [Executive,                     ISSUER            YES             FOR                  FOR

Chairman of Committee] as a Director

PROPOSAL #7.: Elect P.B. Bruzelius [Audit,                          ISSUER            YES             FOR                  FOR

Nomination, Remuneration] as a Director

PROPOSAL #8.: Elect B.D. Holden [Audit, Nomination,          ISSUER            YES             FOR                  FOR

Remuneration] as a Director

PROPOSAL #9.: Re-appoint the Auditor                                     ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Approve the disapplication of pre-               ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #13.: Grant authority to purchase own                   ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #14.: Grant authority to make political                ISSUER            YES         AGAINST           AGAINST

donations and/or to incur political expenditure in

the EU

PROPOSAL #15.: Adopt the Diageo Plc 2009                              ISSUER            YES             FOR                  FOR

Discretionary Incentive Plan

PROPOSAL #16.: Adopt the Diageo Plc 2009 Executive            ISSUER            YES             FOR                  FOR

Long Term Incentive Plan

PROPOSAL #17.: Adopt Diageo Plc International                     ISSUER            YES             FOR                  FOR

Sharematch Plan 2009

PROPOSAL #18.: Grant authority to establish                        ISSUER            YES             FOR                  FOR

International Share Plans

PROPOSAL #19.: Adopt Diageo Plc 2009 Irish Sharesave         ISSUER            YES             FOR                  FOR

Scheme

PROPOSAL #20.: Amend the Rules of Diageo Plc                       ISSUER            YES             FOR                  FOR

Executive Share Option Plan

PROPOSAL #21.: Amend the Rules of Diageo Plc 2008              ISSUER            YES             FOR                  FOR

Senior Executive Share Option Plan

PROPOSAL #22.: Amend the Rules of Diageo Plc Senior          ISSUER            YES             FOR                  FOR

Executive Share Option Plan

PROPOSAL #23.: Approve the reduced notice of a                   ISSUER            YES             FOR                  FOR

general meeting other than an AGM

PROPOSAL #24.: Adopt the Articles of Association                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIAMOND OFFSHORE DRILLING, INC.

  TICKER:                  DO                   CUSIP:   25271C102

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES S. TISCH                                     ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: LAWRENCE R. DICKERSON                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN R. BOLTON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES L. FABRIKANT                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL G. GAFFNEY II                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD GREBOW                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HERBERT C. HOFMANN                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ARTHUR L. REBELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND S. TROUBH                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE

COMPANY FOR FISCAL YEAR 2010.

PROPOSAL #03: TO TRANSACT SUCH OTHER BUSINESS AS MAY         ISSUER            YES         AGAINST           AGAINST

PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY

ADJOURNMENT THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIC CORPORATION

  TICKER:                  N/A                 CUSIP:   J1280G103

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIEBOLD, INCORPORATED

  TICKER:                  DBD                 CUSIP:   253651103

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRUCE L. BYRNES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MEI-WEI CHENG                                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: PHILLIP R. COX                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD L. CRANDALL                             ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: GALE S. FITZGERALD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILLIP B. LASSITER                             ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN N. LAUER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS W. SWIDARSKI                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENRY D.G. WALLACE                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ALAN J. WEBER                                       ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR

PROPOSAL #03: TO RE-APPROVE THE COMPANY'S ANNUAL CASH        ISSUER            YES             FOR                  FOR

 BONUS PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIGI.COM BHD

  TICKER:                  N/A                 CUSIP:   Y2070F100

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements of the Company for the FYE 31 DEC 2009 and

 the Directors' and Auditors' reports thereon

PROPOSAL #2: Re-elect Dato' Ab. Halim Bin Mohyiddin          ISSUER            YES             FOR                  FOR

as the Director of the Company, who retires under

Article 98(A) of the Articles of Association of the

PROPOSAL #3: Re-elect Eirik Boerve Monsen as a                   ISSUER            YES             FOR                  FOR

Director, who retires under Article 98(E) of the

Articles of Association of the Company

PROPOSAL #4: Re-elect Hakon Bruaset Kjol as a                     ISSUER            YES             FOR                  FOR

Director, who retires under Article 98(E) of the

Articles of Association of the Company

PROPOSAL #5: Re-appoint Messrs Ernst & Young as the          ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #6: Authorize the Company and its                          ISSUER            YES             FOR                  FOR

subsidiaries, subject to the provisions of the

Listing Requirements of Bursa Malaysia Securities

Berhad, and its subsidiaries, to enter into recurrent

 related party transactions of a revenue or trading

nature with Telenor and persons connected with

Telenor as specified in Section 2.3 of the circular

to shareholders dated 20 APR 2010, which are

necessary for the day-to-day operations and/or in the

 ordinary course of business of the Company and its

subsidiaries on terms not more favorable to the

related parties than those generally available to the

 public and are not detrimental to the ..CONTD

PROPOSAL #CONT: ..CONTD minority shareholders of the         ISSUER             NO              N/A                  N/A

Company and that such approval shall continue to be

in force until:  Authority expires the earlier of the

 conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM

after the date it is required to be held pursuant to

Section 143 1  of the Companies Act, 1965  but shall

not extend to such extension as may be allowed

pursuant to Section 143 2  of the Companies Act, 1965

  to complete and to do all such acts and things

including executing such documents as may be required

  to give effect to the transactions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIRECTV

  TICKER:                  DTV                 CUSIP:   25490A101

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: NEIL R. AUSTRIAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH F. BOYD, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL A. GOULD                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES R. LEE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER A. LUND                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY B. MAFFEI                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. MALONE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NANCY S. NEWCOMB                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAIM SABAN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL D. WHITE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

INDEPENDENT PUBLIC ACCOUNTANTS.

PROPOSAL #3: APPROVAL OF THE DIRECTV 2010 STOCK PLAN.        ISSUER            YES             FOR                  FOR

PROPOSAL #4: APPROVAL OF THE DIRECTV EXECUTIVE                   ISSUER            YES             FOR                  FOR

OFFICER CASH BONUS PLAN.

PROPOSAL #5: ADOPTION OF POLICY REQUIRING EXECUTIVES    SHAREHOLDER        YES         AGAINST               FOR

TO RETAIN 75% OF ALL EQUITY-BASED COMPENSATION FOR 2

YEARS FOLLOWING SEPARATION FROM DIRECTV.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCO CORPORATION

  TICKER:                  N/A                 CUSIP:   J12327102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M28072102

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transaction by which the            ISSUER            YES             FOR                  FOR

Company and subsidiary will sell to Clal Industries &

 Investments Ltd. (Clal) all holdings of shares in

Hadera Paper Ltd., namely 1,085,860 shares, in

consideration for NIS 346 million; the Company is

74.5% controlled by IDB Development Ltd., and Clal is

 60.5% controlled by IDB; the Company currently owns

21.45% and Clal owns 37.98% of Hadera

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M28072102

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a transaction by which the                ISSUER            YES             FOR                  FOR

Company together with Discount will purchase from

Elron Electronic Industries Ltd. [Elron] all of the

holdings of Elron in Netvision Ltd. namely 2,023,247

shares, in consideration for NIS 100,353,051; the

Company, Clal and Elron respectively currently own

31.7%, 24.37% and 15.37% of Netvision

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M28072102

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES         ABSTAIN           AGAINST

Directors' report for the year 2008

PROPOSAL #2.1: Re-appoint N. Dankner as an                          ISSUER            YES         ABSTAIN           AGAINST

Officiating Director

PROPOSAL #2.2: Re-appoint R. Bisker as an Officiating        ISSUER            YES         ABSTAIN           AGAINST

 Director

PROPOSAL #2.3: Re-appoint S. Ben-Ze'ev as an                       ISSUER            YES         ABSTAIN           AGAINST

Officiating Director

PROPOSAL #2.4: Re-appoint H. Gavrieli as an                        ISSUER            YES         ABSTAIN           AGAINST

Officiating Director

PROPOSAL #2.5: Re-appoint Z. Dankner as an                          ISSUER            YES         ABSTAIN           AGAINST

Officiating Director

PROPOSAL #2.6: Re-appoint E. Cohen as an Officiating         ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #2.7: Re-appoint Z. Livnat as an Officiating        ISSUER            YES         ABSTAIN           AGAINST

 Director

PROPOSAL #2.8: Re-appoint G. Lahav as an Officiating         ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #2.9: Re-appoint D. Manor as an Officiating         ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #2.10: Re-appoint I. Manor as an Officiating        ISSUER            YES         ABSTAIN           AGAINST

 Director

PROPOSAL #2.11: Re-appoint A. Fisher as an                          ISSUER            YES         ABSTAIN           AGAINST

Officiating Director

PROPOSAL #2.12: Re-appoint Y. Shimmel as an                        ISSUER            YES         ABSTAIN           AGAINST

Officiating Director

PROPOSAL #2.13: Approve that the External Directors          ISSUER            YES         ABSTAIN           AGAINST

continue in office by provision of Law

PROPOSAL #3.: Re-appoint the Accountant Auditors for         ISSUER            YES         ABSTAIN           AGAINST

the year 2008 and receive the report of the Board as

to their fees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M28072102

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a transaction by which the                ISSUER            YES             FOR                  FOR

Company together with Clal industries & Investments

Ltd will purchase from Elron Electronic Industries

Ltd all of the holdings of Elron in Netvision Ltd

namely 2,023,247 shares, in consideration for NIS

100,353,051 [Discount, Clal and Elron respectively

currently own 31.7%, 24.37% and 15.37% of Netvision]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M28072102

  MEETING DATE:      12/24/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the employment by the Company          ISSUER            YES             FOR                  FOR

of Mr. A. Topaz, a family relative of an owner of

control, in the capacity of deputy president in

consideration for a salary of NIS 55,000 a month

linked to the consumers' prices index plus usual

social and ancillary benefits, Company car and an

annual bonus not to exceed 3 monthly salaries,

estimated cost of employment in first year: NIS

1,014,000

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOUNT INVESTMENT CORP, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M28072102

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-appointment of Professor Niv Ahituv          ISSUER            YES             FOR                  FOR

as an External Director for an additional statutory 3

 year period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOVER FINANCIAL SERVICES

  TICKER:                  DFS                 CUSIP:   254709108

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JEFFREY S. ARONIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MARY K. BUSH                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GREGORY C. CASE           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT M. DEVLIN         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: CYNTHIA A.                   ISSUER            YES             FOR                  FOR

GLASSMAN

PROPOSAL #1F: ELECTION OF DIRECTOR: RICHARD H. LENNY         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS G. MAHERAS        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MICHAEL H. MOSKOW        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID W. NELMS             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: E. FOLLIN SMITH           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: LAWRENCE A.                 ISSUER            YES             FOR                  FOR

WEINBACH

PROPOSAL #02: ADVISORY VOTE TO APPROVE NAMED                       ISSUER            YES             FOR                  FOR

EXECUTIVE OFFICER COMPENSATION.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOVERY COMMUNICATIONS, INC.

  TICKER:                  DISCA             CUSIP:   25470F104

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PAUL A. GOULD                                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN S. HENDRICKS                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: M. LAVOY ROBISON                                  ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS DISCOVERY

COMMUNICATIONS, INC.'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISCOVERY HLDGS LTD

  TICKER:                  N/A                 CUSIP:   S2192Y109

  MEETING DATE:      12/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual                       ISSUER            YES             FOR                  FOR

financial statements for the YE 30 JUN 2009 and the

report of the Directors and the Auditors thereon

PROPOSAL #2.: Appoint Mr. R. Farber as an Executive          ISSUER            YES             FOR                  FOR

Director on 01 JUL 2009

PROPOSAL #3.: Re-elect Dr. B.A. Brink as a Director,         ISSUER            YES             FOR                  FOR

who retires in accordance with the Company's Articles

 of Association [Articles]

PROPOSAL #4.: Re-elect Mr. A.L. Owen as a Director,          ISSUER            YES             FOR                  FOR

who retires in accordance with the Company's Articles

PROPOSAL #5.: Re-elect Ms. T. Slabbert as a Director,        ISSUER            YES             FOR                  FOR

 who retires in accordance with the Company's Articles

PROPOSAL #6.: Approve the Directors' fees paid by the        ISSUER            YES             FOR                  FOR

 Company for the YE 30 JUN 2009 as per the notes to

the annual financial statements

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers Inc.         ISSUER            YES             FOR                  FOR

as Independent Auditors of the Company and Mr. A.G.

Taylor as the individual designated Auditor who will

undertake the audit for the Company for the ensuing

year

PROPOSAL #8.: Authorize the Directors to fix and pay         ISSUER            YES             FOR                  FOR

the Auditors' remuneration for the YE 30 JUN 2009

PROPOSAL #9.S.1: Approve to remunerate Ms. Sonja                ISSUER            YES             FOR                  FOR

Sebotsa [Identity No. 711215 0879 084] [Sebotsa] for

services rendered by her to Discovery Health from

time to time in her capacity as non-Executive

Director on the basis as specified; the remuneration

and benefits contemplated above is in addition to the

 usual remuneration and benefits conferred upon the

Non-Executive Directors of Discovery Health in line

with Discovery's policy prevailing from time to time;

 to the extent that the implementation of the

remuneration and benefits contemplated above results

in any form of direct or indirect financial

assistance to Sebotsa for the acquisition of

Discovery shares, subject to the Board of Directors

of Discovery being satisfied that the requirements of

 Section 38[2A] [a] of the Companies Act 1973 [as

amended] [the Companies Act] are satisfied, authorize

 the Discovery in terms of Section 38[2A][b] of the

Companies Act to give such direct or indirect

financial assistance to Sebotsa for the acquisition

of Discovery shares [the Financial Assistance]

PROPOSAL #10S.2: Approve that as a general approval          ISSUER            YES             FOR                  FOR

contemplated in Sections 85 to 89 of the Companies

Act No. 61 of 1973, as amended [the Act], the

acquisitions by the Company, and/or any subsidiaries

of the Company from time to time of the issued

ordinary shares of the Company, upon such terms and

conditions and in such amounts as the Directors of

the Company may from time to time determine, be

authorized but subject to the Articles of Association

 of the Company, the provisions of the Act, as

amended and the JSE Limited [JSE] Listing

requirements where applicable, and provided that, any

 such acquisition of ordinary shares shall be

effected through the order book operated by the JSE

trading system and done without any prior

understanding or arrangement between the Company and

the counter-party [reported trades are prohibited];

an announcement will be published as soon as the

Company has acquired ordinary shares constituting, on

 a cumulative basis, 3% of the initial number of

ordinary shares in issue and for each 3% in aggregate

 of the initial number acquired thereafter, in

compliance with paragraph 11.27 of the JSE Listings

Requirements; acquisitions of ordinary shares in

aggregate in any 1 FY may not exceed 20% of the

Company's issued ordinary share capital as at the

date of the grant of this general authority; ordinary

 shares may not be acquired at a price greater than

10% above, the weighted average of the market value

at which such ordinary shares are traded on the JSE

as determined over the 5 business days immediately

preceding the date of repurchase of such ordinary

shares; the JSE should be consulted for a ruling if

the Company's securities have not traded in such 5

business day period; at any point in time, the

Company may only appoint one agent to effect any

repurchase on the Company's behalf; the Company

undertaking that it will not enter the market to

repurchase the Company's securities until the

Company's sponsor has provided written confirmation

to the JSE regarding the adequacy of the Company's

working capital in accordance with Schedule 25 of the

 JSE Listings Requirements; the Company remaining in

compliance with the shareholder spread requirements

of the JSE Listings Requirements; and the Company not

 repurchasing any shares during a prohibited period

as defined in paragraph 3.67 of the JSE Listings

Requirements; unless they have in place a repurchase

programme where the dates and quantities of

securities to be traded during the relevant period

are fixed [not subject to any variation] and full

details of the programme have been disclosed in an

announcement over SENS prior to the commencement of

the prohibited period; and before entering the market

 to effect the general repurchase, the Directors,

having considered the effects of the repurchase of

the maximum number of ordinary shares in terms of the

 aforegoing general authority, will ensure that for a

 period of 12 months after the date of the general

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DISH NETWORK CORPORATION

  TICKER:                  DISH               CUSIP:   25470M109

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES DEFRANCO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CANTEY ERGEN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES W. ERGEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN R. GOODBARN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY S. HOWARD                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID K. MOSKOWITZ                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TOM A. ORTOLF                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARL E. VOGEL                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIVI'S LABORATORIES LTD

  TICKER:                  N/A                 CUSIP:   Y2076F112

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, in accordance with the                     ISSUER            YES             FOR                  FOR

provisions of Section 16 and 94 and all other

applicable provisions of the Companies Act, 1956,

that the existing authorized share capital of the

Company of INR 20,00,00,000 divided into 5,00,000

redeemable preference shares of INR 100 each

aggregating to INR 5,00,00,000 and 7,50,00,000 equity

 shares of INR 2 each aggregating to INR 15,00,00,000

 be re-classified as INR 20,00,00,000 divided into

10,00,00,000 equity shares of INR 2 each aggregating

to INR 20,00,00,000 and increased to 15,00,00,000

equity share of INR 2 each aggregating to INR

30,00,00,000 and amend Clause V(a) of the Memorandum

and Association of the Company accordingly by

substituting the new Clause V(a) in place of the

PROPOSAL #S.2: Amend Article 4 of the Articles of              ISSUER            YES             FOR                  FOR

Association of the Company by substituting the

following new Article 4 in place of the existing

Article 4

PROPOSAL #3.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company, subject to the provisions of Section 81 and

 other applicable provisions of the Companies Act,

1956 and of the Articles of Association of the

Company and recommendation of the Board of Directors

and subject to the guidelines and issued by

Securities and Exchange Board for India [SEBI] and as

 may required in this regard of any other appropriate

 authority or authorities and subject also to such

terms, conditions and modifications as may be

prescribed in granting such approvals and agreed

[hereinafter called the Board which term shall be

deemed to include any Committee which the Board may

have constituted or hereafter constitute, to exercise

 the powers including the powers conferred by this

resolution], to capitalize such of the debentures

premium, debenture forfeiture, share premium and/or

general reserves as may be considered necessary by

the Board for the purpose of issue of bonus share of

INR 2 each credited as fully paid to the holders of

the existing equity shares of the Company, whose

names appear as may be fixed in this regard, in the

proportion of 1 equity share for every 1 equity share

 held by them; consequent to the issue of bonus

shares, hereinbefore resolved, in accordance with

applicable guidelines issued by SEBI from time to

time and the Company's Employee Stock Scheme, 2006,

the exercise price and the number of shares to which

holders of the stock options granted under the

Company's ESOP Scheme are entitled, be appropriately

adjusted and the total number of shares that could be

 issued under the ESOP Scheme, be deemed to be

increased to the extent of such additional equity

shares to be issued; the new equity shares shall be

allotted subject to the Memorandum and Articles of

the Association of the Company and shall rank pari-

passu, in all respects, with the existing fully paid

shares of the Company, with a right, if the Board so

determines, to participate in full in dividend to be

declared after the date of allotment of these shares;

 no letters of allotment shall be issued in respect

of the said bonus shares but the certificate(s) in

respect of the new equity shares to be allotted, as

fully paid bonus shares as aforesaid, shall be

completed and thereafter be dispatched to the

allottees thereof, within the period prescribed or

that may be prescribed from time to time, except that

 the bonus shares will be credited to the demat

accounts of the allottees who are holding the

existing equity shares in electronic/demat form; the

allotment of the fully paid new equity shares as

bonus shares to the extent that they relate to non-

resident Members of the Company, shall be subject to

the approval of the Reserve Bank of India under the

Foreign Exchange Management Act, 1969, if necessary;

for the purpose of giving effect to bonus issue of

equity shares resolved herein-before, the issuance of

 equity shares and/or instruments of securities

representing the same, authorize the Board and other

designated officers of the Company to do all such

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIVI'S LABORATORIES LTD

  TICKER:                  N/A                 CUSIP:   Y2076F112

  MEETING DATE:      8/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, the Profit and Loss account

for the YE 31 MAR 2009 along with the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Declare dividend for the FY 2008 - 2009        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. S. Vasudev as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. G. Suresh Kumar as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Kiran S. Divi as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. P. V. R. K. Nageswara Rao         ISSUER            YES             FOR                  FOR

& Co., Chartered Accountants, Hyderabad as the

Auditors of the Company who shall hold office from

the conclusion of the ensuing AGM to the conclusion

of next AGM and approve to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DIVI'S LABORATORIES LTD

  TICKER:                  N/A                 CUSIP:   Y2076F112

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint, in accordance with the                ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309, 310 and other

applicable provisions, if any read along with

Schedule XIII [as amended] of the Companies Act,

1956, Dr. Murali K Divi, as a Chairman and Managing

Director of the Company for a further period of 5

years with effect 10 OCT 2009 on the remuneration,

terms and conditions as specified

PROPOSAL #2.: Re-appoint, in accordance with the                ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309, 310 and other

applicable provisions, if any read along with

Schedule XIII [as amended] of the Companies Act,

1956, Mr. N V Ramana, as a Executive Director of the

Company for a further period of 5 years with effect

26 DEC 2009 on the remuneration, terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DLF LIMITED

  TICKER:                  N/A                 CUSIP:   Y2089H105

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, the Profit & Loss account

for the YE on that date together with the reports of

the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Kameshwar Swarup as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. D. V. Kapur as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. M. M. Sabharwal as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint M/s. Walker, Chandiok & Co.,        ISSUER            YES             FOR                  FOR

 as the Auditors of the Company to hold office from

the conclusion of this meeting until the conclusion

of next AGM and approve to fix their remuneration

PROPOSAL #7.: Re-appoint, pursuant to Article 93 of          ISSUER            YES             FOR                  FOR

the Articles of Association of the Company, in

accordance with the provisions of Sections 198, 269,

309, 310 read with Schedule XIII and other applicable

 provisions, if any, of the Companies Act, 1956 [the

Act] [including any statutory modification or re-

enactment thereof for the time being in force], Mr.

Kameshwar Swarup as a Whole-time Director, designated

 as 'Senior Executive Director - Legal' for a period

of 2 years with effect from 01 JAN 2010 on the

specified terms and conditions including the

specified remuneration; authorize the Board of

Directors to alter, vary, modify and revise the terms

 and conditions of the said appointment and/or the

remuneration, from time to time within the limits

laid down in the then subsisting respective

provisions of the Act; approve: that, in the event of

 absence or inadequacy of profits in any year during

the tenure of his appointment, the aforesaid

remuneration will be paid as minimum remuneration to

Mr. Kameshwar Swarup; and authorize the Board of

Directors of the Company including any duly

Constituted Committee thereof [hereinafter referred

to as 'the Board'] to do all such acts, deeds and

things including entering into such agreement(s),

deed(s) of amendment or any such document(s) as the

Board may, in its absolute discretion, consider

necessary, expedient or desirable including to sub-

delegate all or any of the powers herein conferred on

 it, in order to give effect to this resolution or as

 otherwise considered by the Board to be in the best

PROPOSAL #S.8: Appoint, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 314(1) and other applicable provisions of

the Companies Act, 1956 [including any statutory

modification or re-enactment thereof, for the time

being in force], Ms. Savitri Devi Singh as 'Vice

President', DLF Commercial Developers Limited [DCDL],

 a wholly owned subsidiary of the Company with effect

 from 01 APR 2009 at the specified remuneration and

terms and conditions; and authorize the Board to take

 all such steps as may be necessary, proper or

expedient to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  D-LINK CORPORATION

  TICKER:                  N/A                 CUSIP:   Y2013S102

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of local unsecured                       ISSUER             NO              N/A                  N/A

convertible bonds

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.7: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DNB NOR ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R1812S105

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the EGM by the Chairman of          ISSUER            YES             FOR                  FOR

the Supervisory Board

PROPOSAL #2.: Approve the notice and agenda                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Elect 1 person to co- sign the minutes         ISSUER            YES             FOR                  FOR

of the EGM together with the Chairman of the meeting

PROPOSAL #4.: Approve to increase the share capital          ISSUER            YES             FOR                  FOR

by minimum NOK 1 400,000,000 and maximum NOK

14,000,000,000, from NOK 13,326,536,150 to minimum

NOK 14,726,536,150 and maximum NOK 27,326,536,150, by

 the issuance of minimum 140,000,000 and maximum

1,400,000,000 new shares, each with a nominal value

of NOK 10; shareholders who are registered in the

Company's shareholder register as at 24 NOV 2009

shall have preferential rights to subscribe for the

new shares corresponding to their pro rata holdings

of shares in the Company, tradable subscription

rights will be issued, oversubscription and

subscription without subscription rights are

permitted; the Company shall prepare a prospectus

that shall be approved by the Oslo Stock Exchange in

connection with the rights offering, unless the Board

 of Directors decides otherwise, the prospectus shall

 not be registered with or approved by any foreign

prospectus authority, the new shares cannot be

subscribed for by investors in jurisdictions in which

 it is not permitted to offer new shares, with

respect to any shareholder that in the Company's view

 is not entitled to subscribe for new shares due to

limitations imposed by laws or regulations of the

jurisdiction where such shareholder is a resident or

citizen, the Company or someone appointed or

instructed by it may sell such shareholder's

subscription rights against transfer of the net

proceeds from such sale to the shareholder;

allocation of the new shares shall be made by the

Board of Directors, the following allocation criteria

 shall apply: allocation will be made to subscribers

on the basis of granted and acquired subscription

rights which have been validly exercised during the

subscription period; If not all subscription rights

are exercised, subscribers having exercised their

subscription rights and who have over-subscribed will

 be allocated additional new shares on a pro rata

basis based on the number of subscription rights

exercised by each such subscribe, to the extent that

pro rata allocation is not possible, the Company will

 determine the allocation by the drawing of lot; new

shares not allocated pursuant to this resolution

above will be allocated to subscribers not holding

subscription rights, allocation will be sought made

on a pro rata basis based on the relevant

subscription amounts, provided, however, that such

allocations may be rounded down to the nearest round

lot, which is 200 share; new shares not allocated

pursuant to this resolution above will be subscribed

by, and allocated to, the underwriters or investors

appointed by the underwriters based on and in

accordance with the underwriting obligations of the

respective underwriters; the subscription price in

the rights offering shall be between NOK 10 and NOK

100 per share, the subscription amount shall be paid

in cash; the subscription period shall commence on 26

 NOV 2009 and end at 17:30 (CET) on 10 DEC 2009,

however, if the prospectus is not approved in time to

 maintain this subscription period, the subscription

PROPOSAL #5.: Amend the Articles 3-4, 7-1, and 9-1 of        ISSUER            YES             FOR                  FOR

 the Company's Articles of Association with effect

from the time the amendments are approved by the

Financial Supervisory Authority of Norway

[Kredittilsynet], as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DNB NOR ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R1812S105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the general meeting by the            ISSUER            YES             FOR                  FOR

Chairman of the supervisory Board

PROPOSAL #2: Approve the notice of the general                   ISSUER            YES             FOR                  FOR

meeting and the agenda

PROPOSAL #3: Election of the person to sign the                 ISSUER            YES             FOR                  FOR

minutes of the general meeting along with

PROPOSAL #4: Approve the remuneration rates for                 ISSUER            YES             FOR                  FOR

members of the supervisory Board, control committee

and election committee

PROPOSAL #5: Approve the Auditor's remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the 2009 annual report and                 ISSUER            YES             FOR                  FOR

accounts, including the distribution of dividends and

 group contributions

PROPOSAL #7: Election of Members to the Supervisory          ISSUER            YES             FOR                  FOR

Board with a term of Office until the AGM in 2012:

Nils Halvard Bastiansen, Baerum [re-election], Toril

Eidesvik, Bergen [re-election], Carnilla Marianne

Grieg, Bergen [New Member], Eldbjorg Lower, Kongsberg

 [Re-election], Per Otterdahl Miller, Skien [New

Member], Dag J. Opedal, Oslo [Re-election], Ole

Robert Reitan, Nesoya [New Member], Gudrun B.

Rollefsen, Hammerfest [Re-election], Arthur

Sletteberg, Stabekk [Re-election], Hanne Rigmor

Egenaess Wiig, Halden [Re-election]; re-election of

Herbjorn Hansson, Sandefjord as a Member to the

Supervisory Board, with a term of office until the

AGM in 2011; election of Elsbeth Sande Tronstad, Oslo

 as a new deputy with a term of office of one year

PROPOSAL #8: Re-election of Eldbjorg Lower,                        ISSUER            YES             FOR                  FOR

Kongsberg, Per Otterdahl Moller, Skien, Arthur

Sletteberg, Stabekk, Rejer Ola Soberg as Members of

the Election Committee with a term of office until

PROPOSAL #9: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 repurchase of shares

PROPOSAL #10: Approve the statement from the Board of        ISSUER            YES             FOR                  FOR

 Directors in connection with remuneration to senior

executives

PROPOSAL #11.a: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the special

remuneration or Broad shared financial responsibility

 and common interests

PROPOSAL #11.b: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the reforms to ensure

sound Corporate Governance by changing- strengthening

 the competence and independence of Governing Bodies

PROPOSAL #11.c: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the reversal of

authority to the general meeting

PROPOSAL #11.d: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the cultivation of

individual roles in the group to strengthen risk

Management and capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOGAN SIRKETLER GRUBU HOLDINGS AS, ISTANBUL

  TICKER:                  N/A                 CUSIP:   M2810S100

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to forming the Presidency of            ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2.: Authorize the Board Members to sign the        ISSUER             NO              N/A                  N/A

 minutes of the meeting

PROPOSAL #3.: Approve to determine on amendment of            ISSUER             NO              N/A                  N/A

paid in capital and item 8 number 5 of the Articles

of Association

PROPOSAL #4.: Approve the reports of the Board                   ISSUER             NO              N/A                  N/A

Members, the Auditors and the Independent Auditor

PROPOSAL #5.: Approve to release of Board Members               ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Approve to release of the Auditors                ISSUER             NO              N/A                  N/A

PROPOSAL #7.: Approve to determine the dividend                 ISSUER             NO              N/A                  N/A

distribution

PROPOSAL #8.: Approve to determine the number of                ISSUER             NO              N/A                  N/A

Board Members, wages and terms of office

PROPOSAL #9.: Approve to determine the number of the         ISSUER             NO              N/A                  N/A

Auditors, wages and terms of office

PROPOSAL #10.: Approve the Independent Audit Firm               ISSUER             NO              N/A                  N/A

PROPOSAL #11.: Approve to determine on issuing Bond          ISSUER             NO              N/A                  N/A

and/or commercial paper

PROPOSAL #12.: Approve to Permitting Board Members as        ISSUER             NO              N/A                  N/A

 per items 334 and 335 of TCC

PROPOSAL #13.: Approve to inform about Informination         ISSUER             NO              N/A                  N/A

Policy of the Company

PROPOSAL #14.: Approve the informing about code of            ISSUER             NO              N/A                  N/A

Ethics of the Company

PROPOSAL #15.: Approve the informing about donations         ISSUER             NO              N/A                  N/A

PROPOSAL #16.: Approve the informing about general            ISSUER             NO              N/A                  N/A

mutual investments of the Company

PROPOSAL #17.: Wishes                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOGAN SIRKETLER GRUBU HOLDINGS AS, ISTANBUL

  TICKER:                  N/A                 CUSIP:   M2810S100

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect the Presidential Board                           ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the         ISSUER             NO              N/A                  N/A

minutes of the meeting

PROPOSAL #3.: Approve the profit distribution                     ISSUER             NO              N/A                  N/A

proposal and determining the profit distribution date

PROPOSAL #4.: Wishes                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOGAN SIRKETLER GRUBU HOLDINGS AS, ISTANBUL

  TICKER:                  N/A                 CUSIP:   M2810S100

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Presidency Board                      ISSUER             NO              N/A                  N/A

PROPOSAL #2: Authorize the Presidency Board to sign          ISSUER             NO              N/A                  N/A

the minutes of the meeting

PROPOSAL #3: Amend the Article 4. of Article of                 ISSUER             NO              N/A                  N/A

Association of the Company

PROPOSAL #4: Approve the reports prepared by the                ISSUER             NO              N/A                  N/A

Board, Auditors and the Independent Audit firm, the

balance sheet and profit loss statement

PROPOSAL #5: Approve the release of the Board members        ISSUER             NO              N/A                  N/A

PROPOSAL #6: Approve the release of the Auditors                ISSUER             NO              N/A                  N/A

PROPOSAL #7: Approve the decision on Boards proposal         ISSUER             NO              N/A                  N/A

regarding profit distribution

PROPOSAL #8: Election of the Board and approve to              ISSUER             NO              N/A                  N/A

determine their numbers, term of office and wages

PROPOSAL #9: Election of the Auditors and approve to         ISSUER             NO              N/A                  N/A

determine their numbers, term of office and wages

PROPOSAL #10: Approve the decision on Independent              ISSUER             NO              N/A                  N/A

Audit Firm

PROPOSAL #11: Authorize the Board to issue bond                  ISSUER             NO              N/A                  N/A

PROPOSAL #12: Authorize the Board to act in                        ISSUER             NO              N/A                  N/A

accordance with the Article 334 and 335 of the

Turkish Commercial Code

PROPOSAL #13: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

donations, given collateral, dividend distribution

policy and other issues has to be informed to

shareholders

PROPOSAL #14: Wishes                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOLLAR TREE, INC.

  TICKER:                  DLTR               CUSIP:   256746108

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: H. RAY COMPTON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CONRAD M. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEMUEL E. LEWIS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BOB SASSER                                            ISSUER            YES             FOR                  FOR

PROPOSAL #02: MANAGEMENT PROPOSAL TO ELIMINATE                   ISSUER            YES             FOR                  FOR

CLASSIFIED BOARD OF DIRECTORS.

PROPOSAL #03: MANAGEMENT PROPOSAL TO INCREASE                     ISSUER            YES             FOR                  FOR

AUTHORIZED SHARES OF COMMON STOCK.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOMINION RESOURCES, INC.

  TICKER:                  D                     CUSIP:   25746U109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM P. BARR           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: PETER W. BROWN             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GEORGE A.                     ISSUER            YES             FOR                  FOR

DAVIDSON, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: THOMAS F. FARRELL        ISSUER            YES             FOR                  FOR

 II

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN W. HARRIS             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT S. JEPSON,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: MARK J. KINGTON           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MARGARET A.                 ISSUER            YES             FOR                  FOR

MCKENNA

PROPOSAL #1I: ELECTION OF DIRECTOR: FRANK S. ROYAL             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ROBERT H.                     ISSUER            YES             FOR                  FOR

SPILMAN, JR.

PROPOSAL #1K: ELECTION OF DIRECTOR: DAVID A. WOLLARD         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF THE                ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS FOR 2010

PROPOSAL #03: AMENDMENT TO ARTICLES OF INCORPORATION         ISSUER            YES             FOR                  FOR

RELATED TO VOTING PROVISIONS

PROPOSAL #04: AMENDMENTS TO BYLAWS RELATED TO VOTING         ISSUER            YES             FOR                  FOR

PROVISIONS

PROPOSAL #05: AMENDMENTS TO ARTICLES RELATED TO                 ISSUER            YES             FOR                  FOR

SETTING THE SIZE OF THE BOARD

PROPOSAL #06: AMENDMENT TO ARTICLES RELATED TO                   ISSUER            YES             FOR                  FOR

REMOVAL OF A DIRECTOR FOR CAUSE

PROPOSAL #07: AMENDMENT TO ARTICLES CLARIFYING                   ISSUER            YES             FOR                  FOR

CERTAIN SHAREHOLDER MEETING PROVISIONS

PROPOSAL #08: 20% RENEWABLE ELECTRICITY ENERGY               SHAREHOLDER        YES         ABSTAIN           AGAINST

GENERATION BY 2022

PROPOSAL #09: REJECT PLANS TO CONSTRUCT NORTH ANNA 3     SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #10: ADVISORY VOTE ON EXECUTIVE COMPENSATION   SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DON QUIJOTE CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J1235L108

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Change Company's              ISSUER            YES             FOR                  FOR

Location to Meguro-ku,  Approve Minor Revisions

Related to Dematerialization of Shares and the Other

Updated Laws and Regulations

PROPOSAL #3.: Appoint a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Provision of Retirement                     ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONG KUK STEEL MILL CO LTD

  TICKER:                  N/A                 CUSIP:   Y20954106

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Election of Kim, Young-Chul as the              ISSUER            YES             FOR                  FOR

Inside Director

PROPOSAL #3.2: Election of Jang, Se-Wook as the                 ISSUER            YES             FOR                  FOR

Inside Director

PROPOSAL #3.3: Election of Nam, Yoon-Young as the              ISSUER            YES             FOR                  FOR

Inside Director

PROPOSAL #3.4: Election of Park, Ja-Hong as the                 ISSUER            YES         AGAINST           AGAINST

Inside Director

PROPOSAL #3.5: Election of Park, Kyu-Hong as the                ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #3.6: Election of Kim, Duk-Bae as the                   ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #4.1: Election of Park, Kyu-Hong as the                ISSUER            YES             FOR                  FOR

Audit Committee Member

PROPOSAL #4.2: Election of Kim, Duk-Bae as the Audit         ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #5: Approve the remuneration for the                     ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGBU INSURANCE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y2096K109

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Messrs. Hee Ju Hwang                     ISSUER            YES             FOR                  FOR

(External) Keun Young Lee, Seon Jeong Kim as the

Directors

PROPOSAL #4: Election of Messrs. Keun Young Lee, Seon        ISSUER            YES             FOR                  FOR

 Jeong Kim as the Audit Committee Member

PROPOSAL #5: Election of Hee Ju Hwang as an Audit              ISSUER            YES         AGAINST           AGAINST

Committee Member who is not an outside Director

PROPOSAL #6: Approve the remuneration limit of                   ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFANG ELECTRIC CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y20958107

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to the relevant                 ISSUER            YES             FOR                  FOR

undertaking made by Dongfang Electric Corporation

(hereafter as DEC) during the listing of entire

assets of principal operations, the long-term

development strategy of the Company and its need to

reduce the number of connected transactions and

minimize peer competitions, to contribute a capital

of RMB 155,787,400 to acquire 27.3% equity interest

held by DEC in Dongfang (Guangzhou) Heavy Machinery

Co., Ltd (hereafter as DFHM), upon competition of the

 Acquisition, the Company will own a 27.3% equity

interest in DFHM directly and a 30% equity interest

through Dongfang Boiler (Group) Co., Ltd., a

subsidiary of the Company, the total shareholding in

DFHM will be 57.3%. DFHM will be consolidated into

the consolidated statements of the Company

PROPOSAL #2.: Appoint ShineWing Certified Public                ISSUER            YES             FOR                  FOR

Accountants and SHINEWING [HK] CPA Limited as the

domestic and overseas Auditors of the Company

respectively for the year 2009, and authorize the

Board of Directors to determine their remunerations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFANG ELECTRIC CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y20958107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 report of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #2: Approve the 2009 report of the                        ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the proposal for the                            ISSUER            YES             FOR                  FOR

distribution of profits after tax for the year 2009,

including the proposal for the declaration and

payment of final dividends for the YE 31 DEC 2009

PROPOSAL #4: Approve the 2009 Audited Financial                 ISSUER            YES             FOR                  FOR

Report of the Company

PROPOSAL #5: Approve the re-appointment of Shinewing         ISSUER            YES             FOR                  FOR

Certified Public Accountants and Shinewing  HK  CPA

Limited as PRC and international auditors of the

Company for the year 2010 and to authorize the Board

to determine their respective remuneration

PROPOSAL #6: Approve the appointment of Mr. Peng                ISSUER            YES             FOR                  FOR

Shaobing as an Independent Non-Executive Director for

 a term commencing from 18 JUN 2010 until 27 JUN 2012

 and to authorize the Board to determine his

remuneration in accordance with the remuneration plan

 for the Members of the sixth session of the Board

and the Supervisory Committee previously approved by

the Shareholders at the annual general meeting of the

 Company held on 25 JUN 2009

PROPOSAL #S.1.a: Approve the Bonus Issue subject to          ISSUER            YES             FOR                  FOR

and conditional upon the Company obtaining the

approvals from the relevant PRC authorities and the

Listing Committee of The Stock Exchange Hong Kong

Limited granting the listing of, and permission to

deal in, new H Shares

PROPOSAL #S.1.b: Approve the increase in the                       ISSUER            YES             FOR                  FOR

registered share capital of the Company from CNY

1,001,930,000 to CNY 2,003,860,000 upon completion of

 the Bonus Issue

PROPOSAL #S.1.c: Authorize any one Director of the            ISSUER            YES             FOR                  FOR

Company to take any action and Execute any documents

as he thinks necessary or fit to effect and implement

 the Bonus Issue

PROPOSAL #S.1.d: Amend the Articles of Association of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #S.2: Approve to grant the general mandate          ISSUER            YES             FOR                  FOR

to the Directors to allot new shares of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFANG ELECTRIC CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y20958107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Bonus Issue subject to and        ISSUER            YES             FOR                  FOR

 conditional upon the Company obtaining the approvals

 from the relevant PRC authorities and the Listing

Committee of The Stock Exchange Hong Kong Limited

granting the listing of, and permission to deal in,

new H Shares

PROPOSAL #S.2: Approve the increase in the registered        ISSUER            YES             FOR                  FOR

 share capital of the Company from RMB 1,001,930,000

to RMB 2,003,860,000 upon completion of the Bonus

PROPOSAL #S.3: Authorize any one Director of the                ISSUER            YES             FOR                  FOR

Company to take any action and execute any documents

as he thinks necessary or fit to effect and implement

 the Bonus Issue

PROPOSAL #S.4: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DONGFENG MTR GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y21042109

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors  the Board'  of the Company for the YE 31

DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the report of the International         ISSUER            YES             FOR                  FOR

Auditors and audited financial statements of the

Company for the YE 31 DEC 2009

PROPOSAL #4: Approve the profit distribution plan of         ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009 and authorize to

the Board to deal with all issues relating to the

distribution of the final dividend for the year 2009

PROPOSAL #5: Authorize the Board to deal with all              ISSUER            YES             FOR                  FOR

issues in relation to the Company's distribution of

interim dividend for the year 2010 in its absolute

discretion  including, but not limited to,

determining whether to distribute interim dividend

for the year 2010

PROPOSAL #6: Re-appointment of Ernst & Young as the          ISSUER            YES             FOR                  FOR

International Auditors of the Company, and Ernst &

Young Hua Ming as the PRC Auditors of the Company for

 the year 2010 to hold office until the conclusion of

 the next AGM, and authorize the Board to fix their

remuneration

PROPOSAL #7: Authorize the Board to fix the                        ISSUER            YES             FOR                  FOR

remuneration of the Directors and the Supervisors of

the Company for the year 2010

PROPOSAL #S.8: Authorize the Board to issue, allot            ISSUER            YES             FOR                  FOR

and deal with additional shares in the Company not

exceeding 20% of each of the existing Domestic Shares

 and H Shares in issue

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOOSAN CORPORATION

  TICKER:                  N/A                 CUSIP:   Y2100N107

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.1: Election of Yongman Park, James B.              ISSUER            YES             FOR                  FOR

Bemowski as Inside Directors

PROPOSAL #3.2: Election of Hyun Yoo, Daesik Oh as              ISSUER            YES             FOR                  FOR

Outside Director

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

PROPOSAL #5: Approve the endowment of Stock Purchase         ISSUER            YES             FOR                  FOR

Plan

PROPOSAL #6: Approve the Stock Purchase Plan                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOOSAN HEAVY INDUSTRIES AND CONSTRUCTION CO LTD, C

  TICKER:                  N/A                 CUSIP:   Y2102C109

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Yongsung Park, Yongman Park         ISSUER            YES             FOR                  FOR

External: Jongyoul Lee, Gyungyung Yoon and Sangyoul

Kim as the Directors

PROPOSAL #4: Election of Jongyoul Lee and Gyunyung            ISSUER            YES             FOR                  FOR

Yoon as the Audit Committee Members

PROPOSAL #5: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to grant of Stock Option                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOOSAN INFRACORE CO LTD, INCHON

  TICKER:                  N/A                 CUSIP:   Y2102E105

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement: balance        ISSUER            YES             FOR                  FOR

 sheet, income statement, the proposed disposition of

 accumulated deficit

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Kim Kilwon as an External            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #4: Election of Kim Kilwon, Kim Jongsuk as          ISSUER            YES             FOR                  FOR

the Auditor

PROPOSAL #5: Approve the remuneration limit for the          ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #6: Approve the endowment of stock purchase         ISSUER            YES             FOR                  FOR

option

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOUBLE COIN HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   ADPV11003

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transfer of 28.49% equity          ISSUER            YES             FOR                  FOR

in a Company

PROPOSAL #2.: Approve the CNY 300 million borrowing          ISSUER            YES             FOR                  FOR

from a Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOUBLE COIN HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   ADPV11003

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve 2009 work report of the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #2: Approve 2009 work report of the                       ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve 2009 annual report                                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve 2009 work report of Independent         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #5: Approve 2009 financial resolution report        ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the company's continuing                     ISSUER            YES             FOR                  FOR

connected transactions

PROPOSAL #7: Approve regulation on the company's                ISSUER            YES             FOR                  FOR

external guarantee

PROPOSAL #8: Approve the guarantee for newly-added            ISSUER            YES             FOR                  FOR

working capital financing of a Company

PROPOSAL #9: Approve the guarantee for newly-added            ISSUER            YES             FOR                  FOR

working capital financing of another Company

PROPOSAL #10: the detailed profit distribution plan          ISSUER            YES             FOR                  FOR

are as follows: 1) cash dividend/10 shares (tax

included): CNY 0.0000 2) bonus issue from profit

(share/10 shares): none 3) bonus issue from capital

reserve (share/10 shares): none

PROPOSAL #11: Approve the 2009 audit fee and re-                ISSUER            YES             FOR                  FOR

appointment of 2010 audit firm

PROPOSAL #12: Approve the confirmation of 2009 total         ISSUER            YES             FOR                  FOR

amount of remuneration for Directors, Supervisors and

 Senior Management

PROPOSAL #13: Approve the management system on                   ISSUER            YES             FOR                  FOR

insider information and insiders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOVER CORPORATION

  TICKER:                  DOV                 CUSIP:   260003108

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: D.H. BENSON                  ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: R.W. CREMIN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: J-P.M. ERGAS                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: P.T. FRANCIS                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: K.C. GRAHAM                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: J.L. KOLEY                    ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: R.A. LIVINGSTON           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: R.K. LOCHRIDGE             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: B.G. RETHORE                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: M.B. STUBBS                  ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: M.A. WINSTON                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM OF DOVER

CORPORATION FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOWA HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J12432126

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Appoint a Substitute Outside Corporate         ISSUER            YES             FOR                  FOR

Auditor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DOWNER EDI LTD

  TICKER:                  N/A                 CUSIP:   Q32623151

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER            YES             FOR                  FOR

reports for the Directors and Auditor for the YE 30

JUN 2009

PROPOSAL #2.: Re-elect Mr. Lucio Di Bartolomeo as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-elect Mr. Christopher Renwick AM as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #4.: Adopt the remuneration report for the          ISSUER            YES         AGAINST           AGAINST

YE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DR PEPPER SNAPPLE GROUP,INC.

  TICKER:                  DPS                 CUSIP:   26138E109

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN L. ADAMS               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: TERENCE D. MARTIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RONALD G. ROGERS         ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO RATIFY THE APPOINTMENT OF DELOITTE &         ISSUER            YES             FOR                  FOR

TOUCHE AS THE CORPORATION'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DR REDDY'S LABORATORIES LTD

  TICKER:                  N/A                 CUSIP:   Y21089159

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009 and the profit & loss account of the

Company for the YE on that date along with the

reports of the Directors' and the Auditors' thereon

PROPOSAL #2.: Declare a dividend on the equity shares        ISSUER            YES             FOR                  FOR

 for the FY 2008-09

PROPOSAL #3.: Re-appoint Dr. Omkar Goswami as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Ravi Bhoothalingam as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint BSR&Company as the Statutory        ISSUER            YES             FOR                  FOR

 Auditors and approve to fix their remuneration

PROPOSAL #6.: Appoint, pursuant to the provision of          ISSUER            YES             FOR                  FOR

Section 260 of the Companies Act, 1956 and Article

103 of the Articles of Association of the Company,

Dr. Bruce L.A. Carter as an Additional Director at

the meeting of the Board of Directors of the Company

and who holds office up to the date of ensuing AGM of

 the Company and in respect of whom the Company has

received a notice from a Member under Section 257 of

the Companies Act, 1956, proposing his candidature,

be and is hereby appointed as a Director of the

Company, liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DR REDDYS LABS LTD

  TICKER:                  N/A                 CUSIP:   Y21089159

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, with or without modification,          ISSUER            YES             FOR                  FOR

the Scheme of arrangement proposed to be made between

 the applicant Company and its Members for the issue

of unsecured, redeemable, non-convertible, fully paid

 up bonus debentures of the applicant Company from

its general reserve to its Members

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DRAX GROUP PLC, SELBY

  TICKER:                  N/A                 CUSIP:   G2904K127

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Director's                   ISSUER            YES             FOR                  FOR

report, Auditor's report and accounts

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare the final dividend of 9.6 pence        ISSUER            YES             FOR                  FOR

 per share

PROPOSAL #4.: Re-election of Peter Emery as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-election of Mike Grasby as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Deloitte LLP as the                ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #7.: Grant authority to determine the                   ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #8.: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Grant authority to make EU political            ISSUER            YES             FOR                  FOR

donations to a specified limit

PROPOSAL #10.: Grant authority to make non pre-                  ISSUER            YES             FOR                  FOR

emptive share allotments

PROPOSAL #11.: Grant authority to purchase own shares        ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Adopt new Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Grant authority to call a general                ISSUER            YES             FOR                  FOR

meeting on not less than 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DST SYSTEMS, INC.

  TICKER:                  DST                 CUSIP:   233326107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: A. EDWARD ALLINSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL G. FITT                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT T. JACKSON                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVE 2005 EQUITY INCENTIVE PLAN                 ISSUER            YES             FOR                  FOR

PERFORMANCE GOAL PROVISIONS

PROPOSAL #3: RATIFICATION OF THE AUDIT COMMITTEE'S            ISSUER            YES             FOR                  FOR

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING

 FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DTE ENERGY COMPANY

  TICKER:                  DTE                 CUSIP:   233331107

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANTHONY F. EARLEY, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALLAN D. GILMOUR                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK M. HENNESSEY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GAIL J. MCGOVERN                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: INDEPENDENT REGISTERED PUBLIC ACCOUNTING        ISSUER            YES             FOR                  FOR

 FIRM PRICEWATERHOUSECOOPERS LLP

PROPOSAL #3: MANAGEMENT PROPOSAL REGARDING CUMULATIVE        ISSUER            YES             FOR                  FOR

 VOTING

PROPOSAL #04: MANAGEMENT PROPOSAL REGARDING 2006                ISSUER            YES             FOR                  FOR

LONG-TERM INCENTIVE PLAN

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

POLITICAL CONTRIBUTIONS

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING BOARD        SHAREHOLDER        YES             FOR               AGAINST

DECLASSIFICATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DUKE ENERGY CORPORATION

  TICKER:                  DUK                 CUSIP:   26441C105

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM BARNET, III                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G. ALEX BERNHARDT, SR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL G. BROWNING                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL R. DIMICCO                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN H. FORSGREN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANN MAYNARD GRAY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES H. HANCE, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E. JAMES REINSCH                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES T. RHODES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES E. ROGERS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP R. SHARP                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE DUKE ENERGY CORPORATION        ISSUER            YES             FOR                  FOR

 2010 LONG-TERM INCENTIVE PLAN

PROPOSAL #03: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS DUKE ENERGY CORPORATION'S INDEPENDENT PUBLIC

ACCOUNTANT FOR 2010

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         ABSTAIN           AGAINST

PREPARATION OF A REPORT ON DUKE ENERGY GLOBAL

WARMING-RELATED LOBBYING ACTIVITIES

PROPOSAL #05: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING THE           SHAREHOLDER        YES         AGAINST               FOR

RETENTION OF EQUITY COMPENSATION BY SENIOR EXECUTIVES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DUKE REALTY CORPORATION

  TICKER:                  DRE                 CUSIP:   264411505

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 COMPANY'S THIRD RESTATED ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S

COMMON STOCK, PAR VALUE $.01 PER SHARE, AUTHORIZED

THEREUNDER FROM 250 MILLION SHARES TO 400 MILLION

PROPOSAL #02: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES         AGAINST           AGAINST

 COMPANY'S THIRD RESTATED ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF SHARES OF THE COMPANY'S

PREFERRED STOCK, PAR VALUE $.01 PER SHARE, AUTHORIZED

 THEREUNDER FROM FIVE MILLION SHARES TO TEN MILLION

SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DUKE REALTY CORPORATION

  TICKER:                  DRE                 CUSIP:   264411505

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: THOMAS J.                     ISSUER            YES             FOR                  FOR

BALTIMORE, JR

PROPOSAL #1B: ELECTION OF DIRECTOR: BARRINGTON H.              ISSUER            YES             FOR                  FOR

BRANCH

PROPOSAL #1C: ELECTION OF DIRECTOR: GEOFFREY A. BUTTON      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM CAVANAUGH        ISSUER            YES             FOR                  FOR

 III

PROPOSAL #1E: ELECTION OF DIRECTOR: NGAIRE E. CUNEO           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CHARLES R. EITEL         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MARTIN C.                     ISSUER            YES             FOR                  FOR

JISCHKE, PHD

PROPOSAL #1H: ELECTION OF DIRECTOR: DENNIS D. OKLAK           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JACK R. SHAW                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LYNN C. THURBER           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ROBERT J.                     ISSUER            YES             FOR                  FOR

WOODWARD, JR

PROPOSAL #2: TO RATIFY THE REAPPOINTMENT BY THE BOARD        ISSUER            YES             FOR                  FOR

 OF DIRECTORS OF KPMG LLP AS THE COMPANY'S

INDEPENDENT PUBLIC ACCOUNTANTS FOR 2010.

PROPOSAL #3: TO APPROVE AMENDMENTS TO THE DUKE REALTY        ISSUER            YES             FOR                  FOR

 CORPORATION AMENDED AND RESTATED 2005 LONG-TERM

INCENTIVE PLAN AND THE 1995 KEY EMPLOYEES' STOCK

OPTION PLAN OF DUKE REALTY INVESTMENTS, INC., ALL AS

MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  DURATEX SA

  TICKER:                  N/A                 CUSIP:   P3593G146

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Elect Fabio Schvartsman as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors, in accordance with the terms

 of Article 150 of law number 6404.76, with a term in

 office until the AGM of  shareholders that will be

held in 2011

PROPOSAL #B.1: Approve the merger, by the Company, of        ISSUER            YES             FOR                  FOR

 the wholly owned subsidiaries Ceramica Monte Carlo

S.A., from here onwards CMC, and Deca Industria e

Comercio De Materiais Sanita Rios Ltda., from here

onwards DECA; the protocols and justifications of the

 mergers, from here onwards the protocols, of CMC and

 of DECA

PROPOSAL #B.2: Approve the merger, by the Company, of        ISSUER            YES             FOR                  FOR

 the wholly owned subsidiaries Ceramica Monte Carlo

S.A., from here onwards CMC, and Deca Industria E

Comercio De Materiais Sani Tarios Ltda., from here

onwards Deca through; ratification of the appointment

 of the specialized Company Moore Stephens Lima

Lucchesi Auditores Independentes, from here onwards

Moore Stephens, with its head office in Sao Paulo,

Sao Paulo, at Ruala Place No. 96, tenth floor, with

corporate taxpayer id number 60. 525.706.0001.07,

registered with the Sao Paulo state regional

accounting council under number 2sp015045.o.0, to

proceed with the valuation of the shareholders equity

 of CMC and of DECA to be merged into the Company

PROPOSAL #B.3: Approve the merger, by the Company, of        ISSUER            YES             FOR                  FOR

 the wholly owned subsidiaries Ceramica Monte Carlo

S.A., from here onwards CMC, and Deca Industria E

Comercio De Materiais Sanitarios Ltda., from here

onwards DECA through; the valuation reports of the

shareholders equity of CMC and of DECA prepared by

Moore Stephens, on the basis of their respective

balance sheets prepared on 30 APR 2010

PROPOSAL #B.4: Approve the merger, by the Company, of        ISSUER            YES             FOR                  FOR

 the wholly owned subsidiaries Ceramica Monte Carlo

S.A., from here onwards CMC, and DECA Industria E

Comercio De Materiais Sanitarios Ltda., from here

onwards DECA through; the mergers, without a capital

increase and without the issuance of new shares, of

CMC and DECA into the Company, in accordance with the

 terms o f the respective protocols

PROPOSAL #B.5: Approve the merger, by the Company, of        ISSUER            YES             FOR                  FOR

 the wholly owned subsidiaries Ceramica Monte Carlo

S.A., from here onwards CMC, and Deca Industria E

Comercio De Materiais Sanitarios Ltda., from here

onwards DECA through the authorization for the

Management of the Company represented in accordance

with its Corporate Bylaws, to do all the acts and

sign all the documents necessary for the

implementation and formalization of the merger

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  E SUN FINL HLDG CO LTD

  TICKER:                  N/A                 CUSIP:   Y23469102

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board meeting

PROPOSAL #A.4: The issuance status of corporate bonds        ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #A.6: The publication of local regulations           ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, proposed stock dividend:40

for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

trading derivatives

PROPOSAL #B.5: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  E. I. DU PONT DE NEMOURS AND COMPANY

  TICKER:                  DD                   CUSIP:   263534109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SAMUEL W. BODMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD H. BROWN         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT A. BROWN           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BERTRAND P.                 ISSUER            YES             FOR                  FOR

COLLOMB

PROPOSAL #1E: ELECTION OF DIRECTOR: CURTIS J. CRAWFORD      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ALEXANDER M.                ISSUER            YES             FOR                  FOR

CUTLER

PROPOSAL #1G: ELECTION OF DIRECTOR: JOHN T. DILLON             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ELEUTHERE I. DU          ISSUER            YES             FOR                  FOR

PONT

PROPOSAL #1I: ELECTION OF DIRECTOR: MARILLYN A. HEWSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LOIS D. JULIBER           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ELLEN J. KULLMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: WILLIAM K. REILLY        ISSUER            YES             FOR                  FOR

PROPOSAL #02: ON RATIFICATION OF INDEPENDENT                       ISSUER            YES             FOR                  FOR

REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: ON SHAREHOLDER SAY ON EXECUTIVE PAY          SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: ON AMENDMENT TO HUMAN RIGHTS POLICY          SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  E.ON AG

  TICKER:                  N/A                 CUSIP:   D24914133

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted Annual                ISSUER             NO              N/A                  N/A

Financial Statements and the Consolidated Financial

Statements for the 2009 financial year, along with

the Management Report Summary for E.ON AG and the

E.ON Group and the Report of the Supervisory Board as

 well as the Explanatory Report of the Board of

Management regarding the statements pursuant to

Sections 289 para. 4, 315 para. 4 and Section 289

para.5 German Commercial Code (Handelsgesetzbuch-HGB).

PROPOSAL #2.: Appropriation of balance sheet profits         ISSUER            YES             FOR                  FOR

from the 2009 financial year

PROPOSAL #3.: Discharge of the Board of Management            ISSUER            YES             FOR                  FOR

for the 2009 financial year

PROPOSAL #4.: Discharge of the Supervisory Board for         ISSUER            YES             FOR                  FOR

the 2009 financial year

PROPOSAL #5.: Approval of the compensation system              ISSUER            YES             FOR                  FOR

applying to the Members of the Board of Management

PROPOSAL #6.a: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the annual as well as

 the consolidated financial statements for the 2010

financial year

PROPOSAL #6.b: Election of PricewaterhouseCoopers              ISSUER            YES             FOR                  FOR

Aktiengesellschaft Wirtschaftspruefungsgesellschaft,

Duesseldorf, as the auditor for the inspection of the

 abbreviated financial statements and the interim

management report for the first half of the 2010

financial year

PROPOSAL #7.: Authorization for the acquisition and          ISSUER            YES             FOR                  FOR

use of treasury shares

PROPOSAL #8.: Authorization for the issue of option          ISSUER            YES             FOR                  FOR

or convertible bonds, profit participation rights or

participating bonds and for the exclusion of

subscription rights as well as the creation of a

Conditional Capital

PROPOSAL #9: Amendment to Section 20 of the Articles         ISSUER            YES             FOR                  FOR

of Association in view of the Act for the

Implementation of the Shareholder Rights Directive

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EAST JAPAN RAILWAY COMPANY

  TICKER:                  N/A                 CUSIP:   J1257M109

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Proposal for appropriation of retained         ISSUER            YES             FOR                  FOR

earnings

PROPOSAL #2.: Partial amendment to the Articles of            ISSUER            YES             FOR                  FOR

Incorporation: Change Business Lines, Adopt Reduction

 of Liability System for Outside Directors, Adopt

Reduction of Liability System for Outside Auditors

PROPOSAL #3.1: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Election of Director                                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.17: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.18: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.19: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.20: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.21: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.22: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.23: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.24: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.25: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3.26: Election of Director                                     ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Payment of bonuses to Directors and              ISSUER            YES             FOR                  FOR

Corporate Auditors

PROPOSAL #5.: Shareholders' Proposals: Partial                   ISSUER            YES             FOR               AGAINST

amendment to the Articles of Incorporation (1)

Disclosure of each Director'S remuneration to

shareholders

PROPOSAL #6.: Shareholders' Proposals: Partial                   ISSUER            YES         AGAINST               FOR

amendment to the Articles of Incorporation (2)

Obligation to report the number and names of

Principal Executive Advisers and Advisers, etc.

retained and approve the total amount of remuneration

 or fees to be paid to such Advisers at the General

Meeting of Shareholders

PROPOSAL #7.1: Shareholders' Proposals: Dismissal of         ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #7.2: Shareholders' Proposals: Dismissal of         ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #7.3: Shareholders' Proposals: Dismissal of         ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #7.4: Shareholders' Proposals: Dismissal of         ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #7.5: Shareholders' Proposals: Dismissal of         ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #7.6: Shareholders' Proposals: Dismissal of         ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #7.7: Shareholders' Proposals: Dismissal of         ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #8.1: Shareholders' Proposals: Election of          ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #8.2: Shareholders' Proposals: Election of          ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #8.3: Shareholders' Proposals: Election of          ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #8.4: Shareholders' Proposals: Election of          ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #8.5: Shareholders' Proposals: Election of          ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #9.: Shareholders' Proposals: Reduction of          ISSUER            YES         AGAINST               FOR

remuneration to Directors and Corporate Auditors

PROPOSAL #10.: Shareholders' Proposals: Proposal for         ISSUER            YES         AGAINST               FOR

appropriation of retained earnings (1)

PROPOSAL #11.: Shareholders' Proposals: Proposal for         ISSUER            YES         AGAINST               FOR

appropriation of retained earnings (2)

PROPOSAL #12.: Shareholders' Proposals: Proposal for         ISSUER            YES         AGAINST               FOR

appropriation of retained earnings (3)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EASTMAN CHEMICAL COMPANY

  TICKER:                  EMN                 CUSIP:   277432100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GARY E. ANDERSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RENEE J. HORNBAKER      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: THOMAS H. MCLAIN         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS.

PROPOSAL #03: APPROVAL TO AMEND THE CERTIFICATE OF            ISSUER            YES             FOR                  FOR

INCORPORATION TO PERMIT HOLDERS OF 25% OF SHARES TO

CALL SPECIAL MEETINGS OF STOCKHOLDERS.

PROPOSAL #04: STOCKHOLDER PROPOSAL REQUESTING THAT        SHAREHOLDER        YES             FOR               AGAINST

THE BOARD OF DIRECTORS TAKE STEPS NECESSARY TO ELECT

EACH DIRECTOR ANNUALLY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EATON CORPORATION

  TICKER:                  ETN                 CUSIP:   278058102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: TODD M. BLUEDORN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHRISTOPHER M.            ISSUER            YES             FOR                  FOR

CONNOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL J.                   ISSUER            YES             FOR                  FOR

CRITELLI

PROPOSAL #1D: ELECTION OF DIRECTOR: CHARLES E. GOLDEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ERNIE GREEN                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF ERNST & YOUNG        ISSUER            YES             FOR                  FOR

 LLP AS INDEPENDENT AUDITOR FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EBARA CORPORATION

  TICKER:                  N/A                 CUSIP:   J12600128

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EBAY INC.

  TICKER:                  EBAY               CUSIP:   278642103

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID M. MOFFETT         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD T.                   ISSUER            YES             FOR                  FOR

SCHLOSBERG, III

PROPOSAL #1C: ELECTION OF DIRECTOR: THOMAS J. TIERNEY        ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF OUR EBAY INCENTIVE PLAN, INCLUDING TO

SATISFY THE REQUIREMENTS OF SECTION 162(M) OF THE

INTERNAL REVENUE CODE.

PROPOSAL #03: TO APPROVE THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF OUR 2008 EQUITY INCENTIVE AWARD PLAN,

INCLUDING AN AMENDMENT TO INCREASE THE AGGREGATE

NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE

PLAN BY 20 MILLION SHARES.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

AUDITORS FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ECOLAB INC.

  TICKER:                  ECL                 CUSIP:   278865100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ARTHUR J. HIGGINS        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOEL W. JOHNSON           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: C. SCOTT O'HARA           ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #3: APPROVAL OF THE ECOLAB INC. 2010 STOCK          ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

PROPOSAL #4: AMENDMENT OF THE RESTATED CERTIFICATE OF        ISSUER            YES             FOR                  FOR

 INCORPORATION TO ELIMINATE CLASSIFICATION OF TERMS

OF THE BOARD OF DIRECTORS AS OF THE 2013 ANNUAL

PROPOSAL #5: ADVISORY VOTE ON APPROVAL OF THE                     ISSUER            YES             FOR                  FOR

COMPENSATION OF THE EXECUTIVES DISCLOSED IN THIS

PROXY STATEMENT.

PROPOSAL #6: STOCKHOLDER PROPOSAL TO ADOPT A POLICY      SHAREHOLDER        YES         ABSTAIN           AGAINST

ON THE HUMAN RIGHT TO WATER.

PROPOSAL #7: STOCKHOLDER PROPOSAL REQUESTING THE           SHAREHOLDER        YES         AGAINST               FOR

BOARD TO AMEND THE BY-LAWS TO PROVIDE HOLDERS OF 10%

OF OUTSTANDING SHARES THE POWER TO CALL A SPECIAL

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDF ENERGIES NOUVELLES, NANTERRE

  TICKER:                  N/A                 CUSIP:   F31932100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the agreements regulated by            ISSUER            YES             FOR                  FOR

Article L.225-38 et sequence of the Code de Commerce

PROPOSAL #O.5: Approve an agreement regulated by                ISSUER            YES         AGAINST           AGAINST

Article L.225-42-1 of the Code de Commerce re Mr.

David Corchia

PROPOSAL #O.6: Approve an agreement regulated by                ISSUER            YES         AGAINST           AGAINST

Article L.225-42-1 of the Code de Commerce re Mr.

Yvon Andre

PROPOSAL #O.7: Approve an agreement regulated by                ISSUER            YES         AGAINST           AGAINST

Article L.225-42-1 of the Code de Commerce re Mr.

Michel Trousseau

PROPOSAL #O.8: Approve the Internal Audit procedures         ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve the Directors' attendance fees        ISSUER            YES             FOR                  FOR

PROPOSAL #O.10: Ratify the co-opting of Mrs. Corinne         ISSUER            YES             FOR                  FOR

Fau as a Director

PROPOSAL #O.11: Ratify the co-opting of Mr. Thomas            ISSUER            YES             FOR                  FOR

Piquemal as a Director

PROPOSAL #O.12: Ratify the co-opting of Mr. Daniel            ISSUER            YES             FOR                  FOR

Camus as a Director

PROPOSAL #O.13: Approve the renewal of Mr. Paris                ISSUER            YES         AGAINST           AGAINST

Mouratouglou's appointment as a Director

PROPOSAL #O.14: Approve the renewal of Societe                   ISSUER            YES             FOR                  FOR

Internationale d'Investissments Financier's (SIIF)

appointment as a Director

PROPOSAL #O.15: Approve the renewal of Mr. Daniel              ISSUER            YES             FOR                  FOR

Camus' appointment as a Director

PROPOSAL #O.16: Authorize the Board of Directors in          ISSUER            YES             FOR                  FOR

order that the Company might purchase its own shares

PROPOSAL #O.17: Approve the powers for the necessary         ISSUER            YES             FOR                  FOR

legal formalities

PROPOSAL #E.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

a reduction of the Company's authorized capital by

cancelling shares held by the latter

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to issue, with the preferential right of

subscription for the shareholders maintained, shares

and/or transferable securities giving access

immediately and/or at some future date to the

Company's capital or to debt securities

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

decide to issue shares and/or transferable securities

 giving access immediately and/or at some future date

 to the Company's capital or to debt securities, with

 the preferential right of subscription for the

shareholders cancelled but with a priority period, in

 connection with an offer to the public

PROPOSAL #E.21: Authorize the Board of Directors in          ISSUER            YES         AGAINST           AGAINST

the event of an issue with the preferential right of

subscription for the shareholders cancelled, in order

 that it can set the issue price in accordance with

the procedures laid down by the General Meeting of

the shareholders, but capped at 10% of the authorized

 capital

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the value of issues, with or without the

preferential right of subscription for the

shareholders maintained, in the event that an issue

is oversubscribed

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

reserves, profits or issue premia, merger or

contribution, or any other sum whose capitalisation

is permitted

PROPOSAL #E.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to issue shares in the Company reserved for

members of a Corporate Private Equity Plan

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate free shares in the Company to salaried

Members of staff and/or Managers and Executive

Directors of the group

PROPOSAL #E.26: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

use delegated powers to increase or reduce the

authorized capital during a period of a public offer

of equity in the Company

PROPOSAL #E.27: Approve the cap on the financial                ISSUER            YES         AGAINST           AGAINST

authorizations granted pursuant to the 19th, 20th,

21st, 22nd, 23rd and 24th resolutions

PROPOSAL #E.28: Approve the powers for the necessary         ISSUER            YES             FOR                  FOR

legal formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDF S A

  TICKER:                  N/A                 CUSIP:   F2940H113

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts for the year        ISSUER            YES             FOR                  FOR

 ending 31 DEC 2009

PROPOSAL #2: Approve the consolidated accounts for            ISSUER            YES             FOR                  FOR

the year ending 31 DEC 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 the year ending 31 DEC 2009, as stated in the annual

 accounts, and setting of the dividend

PROPOSAL #4: Approve the agreements specified in                ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code du Commerce  Commercial

 Code

PROPOSAL #5: Approve the additional Directors'                   ISSUER            YES             FOR                  FOR

attendance fees allocated to the Board of Directors

for the year 2009

PROPOSAL #6: Approve the Directors' attendance fees          ISSUER            YES             FOR                  FOR

allocated to the Board of Directors

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

operate on Company shares

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue shares or tangible assets maintaining

shareholders' preferential subscription rights

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue, through public offers, shares or tangible

assets with suppression of shareholders' preferential

 subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, through public offers as specified in Article

L. 411-2 II of the Code Monetaire et Financier

Monetary and Financial Code , shares or tangible

assets with suppression of shareholders' preferential

 subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of an increase in capital stock with or

without a preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by incorporating reserves,

profits, premia or other sums whose capitalization is

 permitted

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock in payment for a public

exchange offer initiated by the Company

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock to remunerate contributions in

 kind given to the Company

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock to the benefit of members of

the savings plan

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock

PROPOSAL #E.17: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDISON INTERNATIONAL

  TICKER:                  EIX                 CUSIP:   281020107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAGJEET S. BINDRA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VANESSA C.L CHANG                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANCE A. CORDOVA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THEODORE F. CRAVER, JR.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES B. CURTIS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRADFORD M. FREEMAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LUIS G. NOGALES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD L. OLSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES M. ROSSER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD T. SCHLOSBERG                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. SUTTON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRETT WHITE                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF THE         ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION        ISSUER            YES             FOR                  FOR

PROPOSAL #04: SHAREHOLDER PROPOSAL ENTITLED                    SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDERS SAY ON EXECUTIVE PAY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDISON SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T3552V114

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to re-determine the Directors            ISSUER             NO              N/A                  N/A

emolument

PROPOSAL #2: Appointment of the Directors                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, destination of profits, reserves

classification, any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDP - ENERGIAS DO BRASIL SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P3769R108

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve to take the accounts of the              ISSUER            YES             FOR                  FOR

Directors, the financial statements, of the proposal

distribution of the fiscal years net profits and the

Board of the Director annual report relating to FYE

31 DEC 2009

PROPOSAL #II.: Approve the capital budget                             ISSUER            YES             FOR                  FOR

PROPOSAL #III.: Approve to decide the distribution of        ISSUER            YES             FOR                  FOR

 the profits from the FY and distribute dividends

PROPOSAL #IV.: Election of Antonio Luis Guerra Nunes         ISSUER            YES         AGAINST           AGAINST

Mexia, Antonio Manuel Barreto Pita de Abreu, Nuno

Maria Pestana de Almeida Alves, Ana Maria Machado

Fernandes, Francisco Roberto Andr  Gr s, Pedro

Sampaio Malan, Francisco Carlos Coutinho Pitella,

Modesto Souza Barros Carvalhosa as the Members of the

 Board of Directors and approve to set the number of

the Members of the Board of Directors and their

PROPOSAL #V.: Approve to deicide on the newspapers in        ISSUER            YES             FOR                  FOR

 which Company notices will be published

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDP RENOVAVEIS, SA, OVIEDO

  TICKER:                  N/A                 CUSIP:   E3847K101

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, the individual annual accounts         ISSUER             NO              N/A                  N/A

of Edp Renovaveis, S.A.  balance sheet, profit and

loss account, changes to the net assets, cash flow

statement and notes , as well as those consolidated

with its subsidiaries balance sheet, profit and loss

account, changes to the net assets, cash flow

statement and notes , for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the proposed application of                ISSUER             NO              N/A                  N/A

results for the FYE on 31 DEC 2009

PROPOSAL #3: Approve the individual management report        ISSUER             NO              N/A                  N/A

 of EDP Renovaveis, S.A., the consolidated management

 report with its subsidiaries, and its Corporate

Governance Report, for the FYE on 31 DEC 2009

PROPOSAL #4: Approve the management conducted by the         ISSUER             NO              N/A                  N/A

Board of Directors during the FYE on 31 DEC 2009

PROPOSAL #5: Approve the remuneration policy for the         ISSUER             NO              N/A                  N/A

managers of the Company

PROPOSAL #6: Amend Resolutions 1 and 2 of Article 17         ISSUER             NO              N/A                  N/A

of the Articles of Association Edp Renovaveis, S.A.

Constitution of the General Meeting, Agreements

adoption , with the purpose to adapt the required

quorums for the validly constitution of the General

Meeting, to the minimum established under Law

PROPOSAL #7: Authorize the Board of Directors for the        ISSUER             NO              N/A                  N/A

 derivative acquisition and sale of own shares by the

 Company and/or other affiliate companies to the

maximum limit established by the Law and in

accordance with its terms

PROPOSAL #8: Re-appoint the Auditors of Edp                        ISSUER             NO              N/A                  N/A

Renovaveis S.A., of Kpmg Auditores, S.L. recorded in

the Official Register of Auditors under number S0702

and with Tax Identification Number B-78510153, for

PROPOSAL #9: Approve the option for the Consolidated         ISSUER             NO              N/A                  N/A

Tax Regime regulated in Articles 6 et Seq of Real

Decreto-Legislativo 4 / 2004 of 5 March, which

approves the revised text of the Corporate Income Tax

 Law, as member of the Tax Group whose dominant

entity is Edp Energias De Portugal, S.A., Sucursal En

 Espa A, wit Tax Identification Number W0104919F

PROPOSAL #10: Approve the delegation of powers to the        ISSUER             NO              N/A                  N/A

 formalization and implementation of all resolutions

adopted at the General Shareholders Meeting, for the

purpose of celebrating the respective public deed and

 to permit its interpretation, correction, addition

or development in order to obtain the appropriate

registrations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EDP-ENERGIAS DE PORTUGAL SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X67925119

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the individual and consolidated        ISSUER             NO              N/A                  N/A

 accounts and reporting documents for the 2009 FY,

including the sole Management report (which includes

a Chapter regarding Corporate Governance), the

individual accounts and consolidated accounts, the

annual report and the opinion of the gene

PROPOSAL #2.: Approve the allocation of profits in            ISSUER             NO              N/A                  N/A

relation to the 2009 FY

PROPOSAL #3.: Approve the general appraisal of the            ISSUER             NO              N/A                  N/A

Management and Supervision of the Company, in

accordance with Article 455 of the Portuguese

Companies Code

PROPOSAL #4.: Authorize the Executive Board of                   ISSUER             NO              N/A                  N/A

Directors for the acquisition and sale of treasury

stock by EDP and subsidiaries of EDP

PROPOSAL #5.: Authorize the Executive Board of                   ISSUER             NO              N/A                  N/A

Directors for the acquisition and sale of treasury

bonds by EDP and subsidiaries of EDP

PROPOSAL #6: Approve the members of the Executive              ISSUER             NO              N/A                  N/A

Board of Directors Remuneration Policy presented by

the remuneration Committee of the general and

Supervisory Board

PROPOSAL #7.: Approve the remaining members of                   ISSUER             NO              N/A                  N/A

Corporate bodies Remuneration Policy presented by the

 remuneration Committee elected by the general

shareholders meeting

PROPOSAL #8: Approve to resolve on the election of a         ISSUER             NO              N/A                  N/A

general and supervisory Board Member

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EFG EUROBANK ERGASIAS S A

  TICKER:                  N/A                 CUSIP:   X1898P101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER             NO              N/A                  N/A

the YE 31 DEC 2009, Directors' and Auditors' Reports,

 distribution of profits

PROPOSAL #2.: Grant discharge to the Board of                     ISSUER             NO              N/A                  N/A

Directors and the Auditors from all responsibility

for indemnification in relation to the FY 2009

PROPOSAL #3.: Appointment of Auditors for the FY 2010        ISSUER             NO              N/A                  N/A

 and approve to determine their fees

PROPOSAL #4.: Appointment of new Board of Directors,         ISSUER             NO              N/A                  N/A

including two independent non-executive members of

the Board and appointment of the members of the Audit

 Committee

PROPOSAL #5.: Approve the remuneration of Directors          ISSUER             NO              N/A                  N/A

and agreements in accordance with Articles 23a and 24

 of Company Law 2190/1920

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EFG INTL AG

  TICKER:                  N/A                 CUSIP:   H2078C108

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                 ISSUER            YES             FOR                  FOR

accounts and consolidated financial statements for

2009 and the reports of the Auditors

PROPOSAL #2.: Approve the distribution of the                     ISSUER            YES             FOR                  FOR

preferred dividend by Efg finance [Guernsey) Limited

in favor of the holder of Class B shares of Efg

finance [Guernsey] Limited

PROPOSAL #3.: Approve the allocation of results                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #5.1: Re-elect Mr. Jean Pierre Cuoni                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.2: Re-elect Mr. Emmanuel Leonard Bussetil        ISSUER            YES             FOR                  FOR

PROPOSAL #5.3: Re-elect Mr. Spiro J. Latsis                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.4: Re-elect Mr. Hugh Napier Matthews                ISSUER            YES             FOR                  FOR

PROPOSAL #5.5: Re-elect Mr. Pericles-Paul Petalas               ISSUER            YES             FOR                  FOR

PROPOSAL #5.6: Re-elect Mr. Hans Niederer                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.7: Re-elect Mr. Erwin Richard Caduff                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Amend the Articles of Association with         ISSUER            YES             FOR                  FOR

regards to the changes due to the new Federal Act on

Book-entry Securities

PROPOSAL #7.: Amend the Articles of Association with         ISSUER            YES             FOR                  FOR

regard to the renewal and increase of authorized

share capital

PROPOSAL #8.: Amend the Articles of Association with         ISSUER            YES             FOR                  FOR

regard to the creation of an additional conditional

share capital for financing purposes

PROPOSAL #9.: Amend the Articles of Association with         ISSUER            YES             FOR                  FOR

regards to the deletion of the authorized

participation capital concerning participation,

certificates of Class C and Class D

PROPOSAL #10.: Election of PricewaterhouseCoopers SA         ISSUER            YES             FOR                  FOR

as the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EIFFAGE SA

  TICKER:                  N/A                 CUSIP:   F2924U106

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES         AGAINST           AGAINST

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Grant the Authorization to the Board          ISSUER            YES             FOR                  FOR

of Directors to acquire shares of the Company

PROPOSAL #O.6: Approve the renewal of Mr. Jean-Claude        ISSUER            YES         AGAINST           AGAINST

 Kerboeuf as the Board Member

PROPOSAL #O.7: Approve the renewal of Mr. Jean-                  ISSUER            YES         AGAINST           AGAINST

Francois Roverato as the Board Member

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

cancel treasury shares

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares,

securities and equity warrants with preferential

subscription rights

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities issued in the event

 of surplus demands

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing shares and

securities in remuneration for the contribution in

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate options to purchase shares to the employees

and officers of the group

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the share capital by issuing shares reserved

 to employees

PROPOSAL #E.14: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EISAI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J12852117

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options to Employees of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EL PASO CORPORATION

  TICKER:                  EP                   CUSIP:   28336L109

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JUAN CARLOS                 ISSUER            YES             FOR                  FOR

BRANIFF

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID W. CRANE             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DOUGLAS L. FOSHEE        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT W. GOLDMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ANTHONY W. HALL,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS R. HIX               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FERRELL P. MCCLEAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: TIMOTHY J. PROBERT      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: STEVEN J. SHAPIRO        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J. MICHAEL TALBERT      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ROBERT F. VAGT             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN L. WHITMIRE         ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE EL PASO CORPORATION              ISSUER            YES             FOR                  FOR

2005 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELAN CORP PLC

  TICKER:                  N/A                 CUSIP:   G29539106

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER            YES             FOR                  FOR

the YE 31 DEC 2008 together with the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Mr. Shane Cooke, who retires          ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #3.: Re-elect Dr. Lars Ekman, who retires            ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #4.: Re-elect Mr. Gary Kennedy, who retires         ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #5.: Re-elect Mr. Patrick Kennedy, who                 ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #6.: Re-elect Mr. Kieran McGowan, who                   ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #7.: Re-elect Mr. G. Kelly Martin, who                 ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #8.: Re-elect Mr. Kyran Mc Laughlin, who              ISSUER            YES             FOR                  FOR

retires from the Board in accordance with the

Combined Code

PROPOSAL #9.: Re-elect Mr. Donal O'Connor, who                   ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the Articles of Association

PROPOSAL #10.: Elect Mr. Vaughn Bryson to the Board          ISSUER            YES             FOR                  FOR

with effect from the end of the meeting

PROPOSAL #11.: Elect Mr. Richard Pilnik to the Board         ISSUER            YES             FOR                  FOR

with effect from the end of the meeting

PROPOSAL #12.: Elect Mr. Jack Schuler to the Board            ISSUER            YES             FOR                  FOR

with effect from the end of the meeting

PROPOSAL #13.: Authorize the Directors to fix the              ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #14.: Grant authority for the electronic              ISSUER            YES             FOR                  FOR

communications with shareholders

PROPOSAL #15.: Authorize the Directors to issue                 ISSUER            YES             FOR                  FOR

securities

PROPOSAL #S.16: Grant authority for the                               ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights on the allotment

 of up to 40 million shares

PROPOSAL #S.17: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.18: Approve to set the re-issue price              ISSUER            YES             FOR                  FOR

range for treasury shares

PROPOSAL #S.19: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #S.20: Grant authority for 14 day notice              ISSUER            YES             FOR                  FOR

period for Extraordinary General Meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELAN CORP PLC

  TICKER:                  N/A                 CUSIP:   G29539106

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009 together with the reports of the

Directors and the Auditors thereon

PROPOSAL #2: Re-elect Mr. Kieran McGowan, who retires        ISSUER            YES             FOR                  FOR

 from the Board by rotation in accordance with the

requirements of the Combined Code

PROPOSAL #3: Re-elect Mr. Kyran McLaughlin, who                 ISSUER            YES             FOR                  FOR

retires from the Board by rotation in accordance with

 the requirements of the Combined Code

PROPOSAL #4: Elect Dr. Dennis Selkoe, who retires              ISSUER            YES             FOR                  FOR

from the Board by rotation in accordance with the

Articles of Association

PROPOSAL #5: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #6: Authorize the Directors to issue                     ISSUER            YES             FOR                  FOR

securities

PROPOSAL #7: Approve to increase the issued share              ISSUER            YES             FOR                  FOR

capital of the Company

PROPOSAL #S.8: Amend the Memorandum and Articles of          ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.9: Authorize the Directors to allot                 ISSUER            YES         AGAINST           AGAINST

securities for cash

PROPOSAL #S.10: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.11: Approve to set the re-issue price              ISSUER            YES             FOR                  FOR

range for treasury shares

PROPOSAL #S.12: Grant authority for 14 day notice              ISSUER            YES             FOR                  FOR

period for EGMs

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELBIT IMAGING LTD, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M37605108

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Re-elect Mordechay Zisser as a Board          ISSUER            YES         ABSTAIN           AGAINST

of Director of the Company

PROPOSAL #1.b: Re-elect Abraham (Rami) Goren as a              ISSUER            YES         ABSTAIN           AGAINST

Board of Director of the Company

PROPOSAL #1.c: Re-elect Shimon Yitzhaki as a Board of        ISSUER            YES         ABSTAIN           AGAINST

 Director of the Company

PROPOSAL #1.d: Re-elect David Rubner as a Board of            ISSUER            YES         ABSTAIN           AGAINST

Director of the Company

PROPOSAL #1.e: Re-elect Moshe Lion as a Board of                ISSUER            YES         ABSTAIN           AGAINST

Director of the Company

PROPOSAL #1.f: Re-elect Shmuel Peretz as a Board of          ISSUER            YES         ABSTAIN           AGAINST

Director of the Company

PROPOSAL #2.: Approve the grant of options by                     ISSUER            YES         ABSTAIN           AGAINST

InSightec Ltd. to Mr. Mordechay Zisser, to purchase

250,000 ordinary shares of InSightec Ltd, as specified

PROPOSAL #3.: Approve the re-appointment of Brightman        ISSUER            YES         ABSTAIN           AGAINST

 Almagor Zohar & Co., the Israeli Member of Deloitte,

 as the Company's Independent Auditors until the next

 AGM of shareholders

PROPOSAL #4.: Approve to discuss the financial                   ISSUER             NO              N/A                  N/A

statements of the Company for the YE 31 DEC 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELBIT SYSTEMS LTD, HAIFA

  TICKER:                  N/A                 CUSIP:   M3760D101

  MEETING DATE:      8/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Moshe Arad as a Director of         ISSUER            YES             FOR                  FOR

the Company until the close of next shareholders' AGM

PROPOSAL #1.2: Elect Mr. Avraham Asheri as a Director        ISSUER            YES             FOR                  FOR

 of the Company until the close of next shareholders'

 AGM

PROPOSAL #1.3: Elect Ms. Rina Baum as a Director of          ISSUER            YES             FOR                  FOR

the Company until the close of next shareholders' AGM

PROPOSAL #1.4: Elect Mr. David Federmann as a                     ISSUER            YES             FOR                  FOR

Director of the Company until the close of next

shareholders' AGM

PROPOSAL #1.5: Elect Mr. Michael Federmann as a                 ISSUER            YES             FOR                  FOR

Director of the Company until the close of next

shareholders' AGM

PROPOSAL #1.6: Elect Mr. Yigal Ne'eman as a Director         ISSUER            YES             FOR                  FOR

of the Company until the close of next shareholders'

AGM

PROPOSAL #1.7: Elect Mr. Dov Ninveh as a Director of         ISSUER            YES             FOR                  FOR

the Company until the close of next shareholders' AGM

PROPOSAL #2.: Elect Mrs. Yael Efron as an External            ISSUER            YES             FOR                  FOR

Director of the Company for a 3 year term commencing

on the close of this shareholders' AGM and ending on

10 AUG 2012

PROPOSAL #3.: Approve the New Framework Resolution            ISSUER            YES             FOR                  FOR

under the terms as specified in this Proxy Statement,

 regarding the Directors and officers liability

insurance coverage for current and future Directors

and officers of the Company as may be from time to

time, including for the Directors who may be

considered as direct or indirect controlling

shareholders of the Company

PROPOSAL #4.: Approve and ratify the grant by the              ISSUER            YES             FOR                  FOR

Company of the indemnification letter to Mr. David

Federmann with effect as of 13 MAR 2007

PROPOSAL #5.: Appoint, that the Company's Independent        ISSUER            YES             FOR                  FOR

 Auditor, Kost, Forer, Gabbay & Kasierer, a Member of

 Ernst & Young Global, as an Independent Auditor of

the Company for the FY 2009 and until the close of

the next Shareholders' AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELBIT SYSTEMS LTD, HAIFA

  TICKER:                  N/A                 CUSIP:   M3760D101

  MEETING DATE:      3/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appointment of Dr. Yehoshua Gleitman as         ISSUER            YES         ABSTAIN           AGAINST

an External Director for a statutory

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELDERS LTD

  TICKER:                  N/A                 CUSIP:   Q3414A103

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes, including            ISSUER            YES             FOR                  FOR

pursuant to ASX Listing Rule 7.1 and subject to

Resolution 2 being passed, to issue up to

2,666,666,667 shares to the Conditional Placement

Investors and/or the Underwriters at the offer price

of AUD 0.15 per new share, on the terms specified

PROPOSAL #2.: Approve, for all purposes, including            ISSUER            YES             FOR                  FOR

pursuant to ASX Listing Rule 7.1 and subject to

Resolution 1 being passed, to issue up to

1,000,000,000 shares to Eligible Shareholders and/or

the Underwriters, at the offer price of AUD 0.15 per

new share, on the terms specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELDERS LTD, ADELAIDE SA

  TICKER:                  N/A                 CUSIP:   Q3414A103

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and the            ISSUER             NO              N/A                  N/A

reports of the Directors and the Auditor,

respectively, for the 15 month period ended 30 SEP

PROPOSAL #2.: Receive and adopt the remuneration                ISSUER            YES         AGAINST           AGAINST

report for the 15 month period ended 30 SEP 2009

PROPOSAL #3.1: Re-elect Mr. R.G. Grigg as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation pursuant to

rule 8.1.5(b) of the Constitution of the Company

PROPOSAL #3.2: Elect Mr. R. Wylie as a Director of            ISSUER            YES             FOR                  FOR

the Company, who retires in accordance with Rule

8.1.5(a) of the Constitution of the Company

PROPOSAL #3.3: Elect Mr. M. Allison as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires in accordance with Rule

8.1.5(a) of the Constitution of the Company

PROPOSAL #4.: Approve, pursuant to ASX Listing Rule          ISSUER            YES             FOR                  FOR

7.2 and ASX Listing rule 10.14, to permit Mr. M.G.

Jackman to acquire performance rights in the Company

[and ordinary shares in the Company upon exercise of

those performance rights] on the terms as specified

PROPOSAL #5.: Approve, Subject to resolution 6 being         ISSUER            YES             FOR                  FOR

passed, for the purpose of Section 254H of the

Corporations Act, ASX Listing Rule 7.20, ASX Listing

Rule 7.22 and for all other purposes, the issued

capital of the Company be consolidated on the basis

that every 10 shares be consolidated into 1 share,

and where this consolidated results in a fraction of

a share being held by a shareholder, and authorize

the Directors of the Company to round that fraction

up to the nearest whole share in accordance with the

Constitution of the Company as amended by resolution

6, with the consolidation to take effect on a date

to be announced to the ASX in accordance with the

requirements of the Listing rules

PROPOSAL #S.6: Approve, subject to resolution 5 being        ISSUER            YES             FOR                  FOR

 passed, amend the Constitution of the Company by

inserting the following rule 8.9.7 after Rule 8.9.6

as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTRIC POWER DEVELOPMENT CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J12915104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTRICITE DE FRANCE EDF

  TICKER:                  N/A                 CUSIP:   F2940H113

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve to modify the Article 25 of            ISSUER            YES             FOR                  FOR

the Statutes

PROPOSAL #O.2: Approve the renewal of Mr. Bruno                 ISSUER            YES         AGAINST           AGAINST

Lafont's mandate as a Board Member

PROPOSAL #O.3: Approve the renewal of Mr. Henri                 ISSUER            YES         AGAINST           AGAINST

Proglio's mandate as a Board Member

PROPOSAL #O.4: Appoint Mrs. Mireille Faugere as a              ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.5: Appoint Mr. Philippe Crouzet as a                ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.6: Appoint Lord Michael Jay of Ewelme as         ISSUER            YES         AGAINST           AGAINST

a Board Member

PROPOSAL #O.7: Appoint Mr. Pierre Mariani as a Board         ISSUER            YES         AGAINST           AGAINST

Member

PROPOSAL #O.8: Approve to deposit the dividend in              ISSUER            YES             FOR                  FOR

shares; authorize the Board of Directors

PROPOSAL #O.9: Grant powers for formalities                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTRICITY GENERATING PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y22834116

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of the AGM no.                ISSUER            YES             FOR                  FOR

1/2009 held on 24 APR 2009

PROPOSAL #2.: Acknowledge the Company's annual report        ISSUER            YES             FOR                  FOR

 for year 2009 and the payment of the interim dividend

PROPOSAL #3.: Approve the balance sheet and statement        ISSUER            YES             FOR                  FOR

 of income as at 31 DEC 2009

PROPOSAL #4.: Approve the appropriation of net profit        ISSUER            YES             FOR                  FOR

 and the payment of dividend

PROPOSAL #5.: Appointment of Ms. Nangno I.C., Mr.              ISSUER            YES             FOR                  FOR

Prasan C., and Mr. Vichien K. as the Auditors and

determine the audit fee, to any 1 being authorized to

 conduct the audit and express an opinion on the

financial statements of the Company

PROPOSAL #6.1.1: Re-elect Mr. Somphot Kanchanaporn as        ISSUER            YES             FOR                  FOR

 a Director, who retires

PROPOSAL #6.1.2: Re-elect Mr. Somboon Arayaskul as a         ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #6.1.3: Re-elect Mr. Hideaki Tomiku as a              ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #6.1.4: Re-elect Mr. Vinit Tangnoi as a                ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #6.2: Elect Mr. Sahust Pratuknukul as a new         ISSUER            YES             FOR                  FOR

Director to replace Mr. Apichart Dilogsopon

PROPOSAL #7.: Approve the determination of the                   ISSUER            YES             FOR                  FOR

Directors' remuneration

PROPOSAL #8.: Other matters [if any]                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTROLUX AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W24713120

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Marcus Wallenberg as                     ISSUER            YES             FOR                  FOR

Chairman of the AGM

PROPOSAL #2: Preparation and approval of the voting          ISSUER            YES             FOR                  FOR

list

PROPOSAL #3: Approval of the agenda                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of two minutes-checkers                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Determination as to whether the meeting         ISSUER            YES             FOR                  FOR

has been properly convened

PROPOSAL #6: Presentation of the Annual Report and            ISSUER            YES             FOR                  FOR

the Audit Report as well as the Consolidated Accounts

 and the Audit Report for the Group

PROPOSAL #7: Approve the speech by the President,              ISSUER            YES             FOR                  FOR

Hans Straberg

PROPOSAL #8: Adopt the Income Statement and the                 ISSUER            YES             FOR                  FOR

Balance Sheet as well as the Consolidated Income

Statement and the Consolidated Balance Sheet

PROPOSAL #9: Grant discharge from liability of the            ISSUER            YES             FOR                  FOR

Directors and the President

PROPOSAL #10: Approve the dividend for 2009 of SEK 4         ISSUER            YES             FOR                  FOR

per share and Tuesday, 06 APR 2010, as Record Date

for the dividend, Subject to resolution by the

General Meeting in accordance with this proposal,

dividend is expected to be distributed by Euroclear

Sweden on Friday, 09 APR 2010

PROPOSAL #11: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Directors at 9 and no Deputy Directors, the

Nomination Committee has informed the Company that

the proposal for Board of Directors may be increased

by 1 more Director, if so, the proposal will be

announced before the General Meeting

PROPOSAL #12: Approve the Directors fees shall be              ISSUER            YES             FOR                  FOR

unchanged for each Director compared with previous

year's fees and be as follows: SEK 1,600,000 to the

Chairman of the Board of Directors, SEK 550,000 to

the Deputy Chairman of the Board of Directors and SEK

 475,000 to each of the other Directors appointed by

the AGM but not employed by Electrolux and, for

committee work, to the Members who are appointed by

the Board of Directors: SEK 200,000 to the Chairman

of the Audit Committee and SEK 85,000 to each of the

other members of the Committee and SEK 120,000 to the

 Chairman of the Remuneration Committee and SEK

55,000 to each of the other members of the Committee;

PROPOSAL #13: Re-election of Messrs. Marcus                        ISSUER            YES             FOR                  FOR

Wallenberg, Peggy Bruzelius, Torben Ballegaard

Sorensen, Hasse Johansson, John S. Lupo, Barbara

Milian Thoralfsson, Johan Molin, Hans Straberg and

Caroline Sundewall to the Board of Directors and

Marcus Wallenberg as Chairman of the Board of

PROPOSAL #14: Re-election of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

AB as Auditor for the period until the AGM 2014

PROPOSAL #15: Approve the nomination committee                   ISSUER            YES             FOR                  FOR

process on the specified terms

PROPOSAL #16: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 and other terms of employment for the Electrolux

Group Management  Group Management  on the specified

PROPOSAL #17: Approve to implement a performance                ISSUER            YES             FOR                  FOR

based, long-term share program for 2010 the Share

Program 2010 , with the specified terms and conditions

PROPOSAL #18.A: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to resolve on

acquisitions of shares in the Company as: the Company

 may acquire as a maximum so many B-shares that,

following each acquisition, the Company holds at a

maximum 10% of all shares issued by the company, the

shares may be acquired on NASDAQ OMX Stockholm,

acquisition of shares may only be made at a price per

 share at each time within the prevailing price

interval for the share, payment for the shares shall

be made in cash; the purpose of the proposal is to be

 able to adapt the Company's capital structure,

thereby contributing to increased shareholder value

PROPOSAL #18.B: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to resolve on

transfers of Electrolux own shares in connection with

 or as a consequence of Company acquisitions as: Own

B-shares held by the Company at the time of the Board

 of Directors decision may be transferred, the shares

 may be transferred with deviation from the

shareholders preferential rights, transfer of shares

may be made at a minimum price per share

corresponding to an amount in close connection with

the price of the Company's shares on NASDAQ OMX

Stockholm at the time of the decision on the

transfer, payment for the transferred shares may be

made in cash, by contributions in kind or by a set-

PROPOSAL #18.C: Approve, on account of the employee          ISSUER            YES             FOR                  FOR

stock option program for 2003 and the performance

share program for 2008, that the AGM resolves that

the Company shall be entitled, for the period until

the next AGM, to transfer a maximum of 3,000,000 B-

shares in the Company for the purpose of covering

costs, including social security charges, that may

arise as a result of the aforementioned programs,

transfer may take place on NASDAQ OMX Stockholm at a

price within the prevailing price interval from time

PROPOSAL #18.D: Approve the implementation of the              ISSUER            YES             FOR                  FOR

performance based, long-term share program for 2010

the Share Program 2010  proposed under item 17, that

the AGM resolves to transfer Electrolux own shares,

as: a maximum of 1,500,000 B-shares may be

transferred, participants entitled to acquire shares

pursuant to the terms and conditions of the Share

Program 2010 should be entitled to acquire the

shares, with a right for each participant to acquire

a maximum number of shares which follows from the

terms and conditions of the program, the right of

participants to acquire shares may be exercised when

delivery under the Share Program 2010 should take

place, i.e. during 2013, participants shall receive

the shares free of charge during the period stated in

 the terms and conditions of the program, the number

of shares which may be transferred may be

recalculated due to changes in the capital structure

PROPOSAL #19: Closing of the meeting                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELECTRONIC ARTS INC.

  TICKER:                  ERTS               CUSIP:   285512109

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LEONARD S. COLEMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JEFFREY T. HUBER         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GARY M. KUSIN               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GERALDINE B.                ISSUER            YES             FOR                  FOR

LAYBOURNE

PROPOSAL #1E: ELECTION OF DIRECTOR: GREGORY B. MAFFEI        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: VIVEK PAUL                    ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: LAWRENCE F.                 ISSUER            YES             FOR                  FOR

PROBST III

PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN S.                        ISSUER            YES             FOR                  FOR

RICCITIELLO

PROPOSAL #1I: ELECTION OF DIRECTOR: RICHARD A.                   ISSUER            YES             FOR                  FOR

SIMONSON

PROPOSAL #1J: ELECTION OF DIRECTOR: LINDA J. SRERE             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE THE EMPLOYEE STOCK OPTION                 ISSUER            YES             FOR                  FOR

EXCHANGE PROGRAM

PROPOSAL #03: APPROVE AMENDMENTS TO THE 2000 EQUITY          ISSUER            YES             FOR                  FOR

INCENTIVE PLAN

PROPOSAL #04: APPROVE AN AMENDMENT TO THE 2000                   ISSUER            YES             FOR                  FOR

EMPLOYEE STOCK PURCHASE PLAN

PROPOSAL #05: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT AUDITORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELETROPAULO METROPOLITANA -  ELETRICIDADE DE SAU P

  TICKER:                  N/A                 CUSIP:   P36476151

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive the administrators accounts,         ISSUER             NO              N/A                  N/A

the administrations report, the financial statements

and the accounting statements regarding the FYE on 31

 DEC 2009

PROPOSAL #2: Destination of the YE results of 2009             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Re-elect the members of the Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Re-elect the members of the finance                ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5: To set the global remuneration of the            ISSUER             NO              N/A                  N/A

Company Directors and the finance committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELI LILLY AND COMPANY

  TICKER:                  LLY                 CUSIP:   532457108

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR : R. ALVAREZ                  ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR : W. BISCHOFF                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR : R.D. HOOVER                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR : F.G. PRENDERGAST        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR : K.P. SEIFERT               ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT BY THE         ISSUER            YES             FOR                  FOR

AUDIT COMMITTEE OF BOARD OF ERNST & YOUNG LLP AS

PRINCIPAL INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: APPROVE AMENDMENTS TO THE ARTICLES OF          ISSUER            YES             FOR                  FOR

INCORPORATION TO PROVIDE FOR ANNUAL ELECTION OF ALL

DIRECTORS.

PROPOSAL #04: APPROVE AMENDMENTS TO THE ARTICLES OF          ISSUER            YES             FOR                  FOR

INCORPORATION TO ELIMINATE ALL SUPERMAJORITY VOTING

PROVISIONS.

PROPOSAL #05: SHAREHOLDER PROPOSAL ON ALLOWING               SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDERS TO CALL SPECIAL SHAREHOLDERS' MEETINGS.

PROPOSAL #06: SHAREHOLDER PROPOSAL ON PROHIBITING          SHAREHOLDER        YES         AGAINST               FOR

CEO'S FROM SERVING ON THE COMPENSATION COMMITTEE.

PROPOSAL #07: SHAREHOLDER PROPOSAL ON RATIFICATION OF   SHAREHOLDER        YES         AGAINST               FOR

 EXECUTIVE COMPENSATION.

PROPOSAL #08: SHAREHOLDER PROPOSAL REQUIRING                  SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVES TO HOLD EQUITY AWARDS INTO RETIREMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELPIDA MEMORY,INC.

  TICKER:                  N/A                 CUSIP:   J1354L103

  MEETING DATE:      8/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Increase Authorized          ISSUER            YES             FOR                  FOR

Capital to 303M shs. including Class Shares,

Establish Articles Related to Class I & II Shares and

 Class Shareholders Meetings

PROPOSAL #2: Amend Articles to: Increase Authorized          ISSUER            YES             FOR                  FOR

Capital to 403M shs. including Class Shares

PROPOSAL #3: Approve Issuance of New Class Shares to         ISSUER            YES             FOR                  FOR

a Third Party, DEVELOPMENT BANK OF JAPAN, INC.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ELPIDA MEMORY,INC.

  TICKER:                  N/A                 CUSIP:   J1354L103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Reduction in Legal Capital Surplus and         ISSUER            YES             FOR                  FOR

Appropriation of Surplus

PROPOSAL #5.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EMBOTELLADORA ANDINA SA

  TICKER:                  N/A                 CUSIP:   P3697S103

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report, the balance          ISSUER            YES             FOR                  FOR

sheet and the financial statements for the 2009 FY

and the report from the Outside Auditors regarding

the indicated financial statements

PROPOSAL #2: Approve the distribution of the profit          ISSUER            YES             FOR                  FOR

and the payment of dividends

PROPOSAL #3: Approve the explanation regarding the            ISSUER            YES             FOR                  FOR

dividend policy of the Company and information

regarding the procedures used in the distribution and

 payment of the same

PROPOSAL #4: Approve the determination of the                     ISSUER            YES             FOR                  FOR

remuneration for the Members of the Board of

Directors, for the Members of Committee established

in law 19,705, and for the Members of the Audit

Committee required by Sarbanes-oxley law of the

united states, as well as, the activities they

conducted during 2009, their annual management report

 and expenses incurred by both committees

PROPOSAL #5: Approve the designation of the Outside          ISSUER            YES             FOR                  FOR

Auditors for the 2010 FY

PROPOSAL #6: Approve the designation of risk                       ISSUER            YES             FOR                  FOR

classifiers

PROPOSAL #7: Approve the account regarding the                   ISSUER            YES             FOR                  FOR

resolution of the Board of Directors in relation to

the transactions that are referred to in Article 44

and Article 147 (3) of law 18,046, since the last

general meeting of shareholders

PROPOSAL #8: Other matters                                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EMBRAER-EMPRESA BRASILEIRA

  TICKER:                  ERJ                 CUSIP:   29081M102

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: RECEIVE THE ACCOUNTS SUBMITTED BY                 ISSUER            YES             FOR                  FOR

COMPANY MANAGEMENT, EXAMINE, DISCUSS AND VOTE THE

FINANCIAL STATEMENTS.

PROPOSAL #O2: DESTINATION OF THE NET PROFIT ACHIEVED         ISSUER            YES             FOR                  FOR

IN THE FISCAL YEAR CLOSED ON DECEMBER 31, 2009 AND

DISTRIBUTION OF DIVIDENDS

PROPOSAL #O3: RATIFY THE APPOINTMENT OF FEDERAL                 ISSUER            YES             FOR                  FOR

ADMINISTRATION REPRESENTATIVE IN COMPANY BOARD OF

DIRECTORS.

PROPOSAL #O4: ELECTION OF THE MEMBERS OF THE AUDIT            ISSUER            YES             FOR                  FOR

COMMITTEE FOR THE 2010/2011 PERIOD AND APPOINTMENT OF

 BOARD CHAIRMAN, VICE-CHAIRMAN AND EXPERT BOARD MEMBER

PROPOSAL #O5: SETTING THE GLOBAL ANNUAL AMOUNT OF THE        ISSUER            YES         AGAINST           AGAINST

 COMPENSATION TO BE DISTRIBUTED TO COMPANY MANAGERS

AND MEMBERS OF BOARD OF DIRECTORS COMMITTEES

PROPOSAL #O6: SETTING THE COMPENSATION TO BE                       ISSUER            YES             FOR                  FOR

DISTRIBUTED TO THE MEMBERS OF THE AUDIT COMMITTEE

PROPOSAL #E1: APPROVAL OF A COMPANY STOCK PURCHASE            ISSUER            YES             FOR                  FOR

OPTION GRANTING PROGRAM

PROPOSAL #E2: AMENDMENT OF THE FOLLOWING PROVISIONS          ISSUER            YES             FOR                  FOR

OF COMPANY BY-LAWS: ARTICLE 7, 18, 33, 34 40, 41, 63,

 64 AND 65.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EMC CORPORATION

  TICKER:                  EMC                 CUSIP:   268648102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL W. BROWN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RANDOLPH L. COWEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL J. CRONIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GAIL DEEGAN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES S. DISTASIO        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN R. EGAN                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: EDMUND F. KELLY           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: WINDLE B. PRIEM           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: PAUL SAGAN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: DAVID N. STROHM           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JOSEPH M. TUCCI           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION BY THE AUDIT            ISSUER            YES             FOR                  FOR

COMMITTEE OF PRICEWATERHOUSECOOPERS LLP AS EMC'S

INDEPENDENT AUDITORS.

PROPOSAL #03: TO ACT UPON A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         AGAINST               FOR

RELATING TO SPECIAL SHAREHOLDER MEETINGS.

PROPOSAL #04: TO ACT UPON A SHAREHOLDER PROPOSAL           SHAREHOLDER        YES         AGAINST               FOR

RELATING TO AN ADVISORY VOTE ON EXECUTIVE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EMERSON ELECTRIC CO.

  TICKER:                  EMR                 CUSIP:   291011104

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: C.A.H. BOERSIG*                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. FERNANDEZ G.*                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.J. GALVIN*                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.L. STEPHENSON*                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V.R. LOUCKS, JR.**                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.L. RIDGWAY**                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: RE-APPROVAL OF THE PERFORMANCE MEASURES        ISSUER            YES             FOR                  FOR

 UNDER THE EMERSON ELECTRIC CO. ANNUAL INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF KPMG LLP AS INDEPENDENT        ISSUER            YES             FOR                  FOR

 REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EMPRESA NACIONAL DE ELECTRICIDAD S.A.

  TICKER:                  EOC                 CUSIP:   29244T101

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: APPROVAL OF THE ANNUAL REPORT,                       ISSUER            YES             FOR                  FOR

FINANCIAL STATEMENTS AND REPORT OF THE EXTERNAL

AUDITORS AND INSPECTORS OF ACCOUNTS FOR THE YEAR

ENDED DECEMBER 31, 2009.

PROPOSAL #O3: APPROVAL OF THE DISTRIBUTION OF PROFITS        ISSUER            YES             FOR                  FOR

 AND DIVIDENDS.

PROPOSAL #O5: APPROVAL OF THE INVESTMENT AND                       ISSUER            YES             FOR                  FOR

FINANCING POLICY PROPOSED BY THE BOARD OF DIRECTORS.

PROPOSAL #O6: ELECTION OF THE BOARD OF DIRECTORS.               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #O7: SETTING THE COMPENSATION OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS.

PROPOSAL #O8: SETTING THE COMPENSATION OF THE                     ISSUER            YES             FOR                  FOR

DIRECTORS' COMMITTEE AND THE APPROVAL OF THEIR BUDGET

 FOR YEAR 2010.

PROPOSAL #O10: APPOINTMENT OF AN EXTERNAL AUDITOR FOR        ISSUER            YES             FOR                  FOR

 2010 PERIOD, SUBJECT TO CHAPTER XXVIII OF THE

CHILEAN SECURITIES MARKET LAW.

PROPOSAL #O11: ELECTION OF TWO ACCOUNTS INSPECTORS            ISSUER            YES             FOR                  FOR

AND THEIR ALTERNATES, AND THE FIXING OF THEIR

PROPOSAL #E1: MODIFICATION OF THE COMPANY'S BYLAWS BY        ISSUER            YES             FOR                  FOR

 ADAPTING THE FOLLOWING ARTICLES OF THE BYLAWS TO THE

 NEW PROVISIONS OF THE CHILEAN COMPANIES ACT AND THE

CHILEAN SECURITIES MARKET LAW; AND TO THE PROVISIONS

OF THE CHILEAN COMPANIES ACT REGULATIONS: ARTICLES 6,

 14, 16, 17, 21, 22, 23, 24, 25, 26, 27, 28, 29, 33,

36, 38, 43 AND 44.

PROPOSAL #E2: APPROVAL OF THE RESTATED TEXT OF THE            ISSUER            YES             FOR                  FOR

COMPANY'S BYLAWS.

PROPOSAL #E3: AUTHORIZATION FOR THE CONSTITUTION OF          ISSUER            YES         AGAINST           AGAINST

ONE OR MORE PLEDGES AND THE GRANTING OF ONE OR MORE

CONCESSIONS OF RIGHTS OVER THE CREDITS CORRESPONDING

TO CURRENT AND/OR FUTURE SUBORDINATED DEBTS OF GNL

QUINTERO S.A. WITH EMPRESA NACIONAL DE ELECTRICIDAD

S.A., IN FAVOR OF THE LENDERS OF GNL QUINTERO S.A.,

IN ORDER TO GUARANTEE COMPLIANCE WITH FULL, INTEGRAL

AND TIMELY PERFORMANCE OF EACH AND EVERY ONE OF THE

OBLIGATIONS CONTRACTED IN FAVOR OF SUCH LENDERS UNDER

 THE LOAN AGREEMENT DATED JULY 25, 2008.

PROPOSAL #E4: ADOPTION OF THE RESOLUTIONS NECESSARY          ISSUER            YES             FOR                  FOR

FOR THE LEGALIZATION OF THE BYLAW AMENDMENTS APPROVED

 IN NUMBER 1 ABOVE MENTIONED AND THE DUE COMPLIANCE

AND CARRYING OUT OF THE RESOLUTIONS AND AGREEMENTS

ADOPTED BY THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EMPRESA NACIONAL DE TELECOMUNICACIONES SA ENTEL

  TICKER:                  N/A                 CUSIP:   P37115105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, balance sheet        ISSUER            YES             FOR                  FOR

 and other financial statements as of 31 DEC 2009

PROPOSAL #2: Approve the definitive dividend period          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3: Approve the explanatory statement of the        ISSUER            YES             FOR                  FOR

 Board of Directors regarding the policy of dividends

PROPOSAL #4: Approve the investment and financing              ISSUER            YES             FOR                  FOR

policy

PROPOSAL #5: Election of the Members of the Board of         ISSUER            YES         AGAINST           AGAINST

Directors, in compliance with the rules provided in

Article 50 BIS of the Law of Stock Companies

PROPOSAL #6: Approve to determine the remuneration of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #7: Approve to fix the remuneration of the          ISSUER            YES             FOR                  FOR

Committee of Directors and its budget of expenses

PROPOSAL #8: Appointment of Controllers  External              ISSUER            YES             FOR                  FOR

Auditors and Accounts Supervisors

PROPOSAL #9: Appointment of the Rating Agencies                  ISSUER            YES             FOR                  FOR

PROPOSAL #10: Receive the report on related operations      ISSUER            YES             FOR                  FOR

PROPOSAL #11: Approve the newspaper on which the                ISSUER            YES             FOR                  FOR

notice for meetings shall be published

PROPOSAL #12: Other matters                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EMPRESAS COPEC SA

  TICKER:                  N/A                 CUSIP:   P7847L108

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements of the         ISSUER            YES             FOR                  FOR

Company as of  31 DEC 2009, the annual report of the

Board of Directors, and give notice of the progress

of corporate businesses

PROPOSAL #2: Approve to give notice of the operations        ISSUER            YES             FOR                  FOR

 performed by the Company referred to in Article 44

of the Law 18.046, previous to its modification By

Law 20.382

PROPOSAL #3: Approve to fix the remuneration of the          ISSUER            YES             FOR                  FOR

Board of Directors for the next fiscal period

PROPOSAL #4: Approve to fix the remuneration and                ISSUER            YES             FOR                  FOR

budget of expenses of the committee referred to in

Article 50 bis of the Law 18.046, to inform on its

activities and report of annual management

PROPOSAL #5: Appointment of external Auditors and              ISSUER            YES             FOR                  FOR

rating agencies

PROPOSAL #6: Any other matter                                                  ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENAGAS SA

  TICKER:                  N/A                 CUSIP:   E41759106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Annual Accounts and                       ISSUER            YES             FOR                  FOR

Management report

PROPOSAL #2: Approve the proposal to distribute                 ISSUER            YES             FOR                  FOR

results of 2009

PROPOSAL #3: Approve to manage Board members                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-election of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the modification of the art.2 of        ISSUER            YES             FOR                  FOR

 the bylaws to add in the Company activity transport

and stock activities

PROPOSAL #6: Approve the modification of the art.45          ISSUER            YES             FOR                  FOR

of the bylaws to attribute to the appointment

committee social responsibility competence

PROPOSAL #7: Approve the modification of the art. 49         ISSUER            YES             FOR                  FOR

of the bylaws to adapt it in the art. 172 public

Limited Corporation Law

PROPOSAL #8.1: Re-elect Mr Antonio Llarden Carratala         ISSUER            YES             FOR                  FOR

as an Executive Board member

PROPOSAL #8.2: Re-election of as Mr Miguel Angel                ISSUER            YES             FOR                  FOR

Lasheras Merino as an Independent Board member

PROPOSAL #8.3: Re-elect Mr Dionisio Martinez Martinez        ISSUER            YES             FOR                  FOR

 as an Independent Board member

PROPOSAL #8.4: Re-elect Mr Jose Riva Francos as an            ISSUER            YES             FOR                  FOR

Independent Board member

PROPOSAL #8.5: Re-elect Ms Teresa Garcia-Mila                     ISSUER            YES             FOR                  FOR

Lloveras as an Independent Board member

PROPOSAL #8.6: Re-elect Mr Abdullah Al Masoudi as an         ISSUER            YES             FOR                  FOR

External Board member

PROPOSAL #8.7: Re-elect Sagane Inversiones as an                ISSUER            YES             FOR                  FOR

External Board member

PROPOSAL #8.8: Re-elect Ms Isabel Sanchez Garcia as          ISSUER            YES             FOR                  FOR

an Independent Board member

PROPOSAL #8.9: Approve to fix the number of Board              ISSUER            YES             FOR                  FOR

members at 16

PROPOSAL #9: Approve the Board members cash                        ISSUER            YES             FOR                  FOR

compensation for 2010

PROPOSAL #10: Authorize, in accordance to art. 75 of         ISSUER            YES         AGAINST           AGAINST

the Spanish corporation law ,to acquire own portfolio

 shares

PROPOSAL #11: Receive the report about the terms of          ISSUER            YES             FOR                  FOR

art 116 BIS of the stock exchange law

PROPOSAL #12: Approve the delegation of powers                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENBRIDGE INC MEDIUM TERM NTS  CDS-

  TICKER:                  N/A                 CUSIP:   29250N105

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of David A. Arledge as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.2: Election of James J. Blanchard as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of J. Lorne Braithwaite as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Patric D.Daniel as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.5: Election of J. Herb England as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of Charles W. Fischer as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.7: Election of David A. Leslie as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Election of George K. Petty as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.9: Election of Charles E. Shultz as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Dan C. Tutcher as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.11: Election of Catherine L. Williams as         ISSUER            YES             FOR                  FOR

a Director for the ensuing year

PROPOSAL #2.: Appointment of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

LLP as Auditors at a remuneration to be fixed by the

Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENCANA CORP

  TICKER:                  N/A                 CUSIP:   292505104

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve an arrangement pursuant to              ISSUER            YES             FOR                  FOR

Section 192 of the Canada Business Corporations Act

pursuant to which, among other things, common

shareholders of EnCana will receive 1 new common

share in EnCana and 1 common share in a new public

Company called Cenovus Energy Inc. in exchange for

each common share of EnCana held

PROPOSAL #2.: Ratify and approve the Employee Stock          ISSUER            YES             FOR                  FOR

Option Plan for Cenovus Energy Inc.

PROPOSAL #3.: Ratify and approve the Shareholder                ISSUER            YES             FOR                  FOR

Rights Plan for Cenovus Energy Inc.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENDESA SA, MADRID

  TICKER:                  N/A                 CUSIP:   E41222113

  MEETING DATE:      12/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to modify the Article 7 of the         ISSUER            YES             FOR                  FOR

Company's Bylaws

PROPOSAL #2.: Approve to modify the Article 9 of the         ISSUER            YES             FOR                  FOR

Company's Bylaws

PROPOSAL #3.: Approve to modify the Article 15 of the        ISSUER            YES             FOR                  FOR

 Company's Bylaws

PROPOSAL #4.: Approve to modify the Article 22 of the        ISSUER            YES             FOR                  FOR

 Company's Bylaws

PROPOSAL #5.: Approve to modify the Article 27 of the        ISSUER            YES             FOR                  FOR

 Company's Bylaws

PROPOSAL #6.: Approve to modify the Article 28 of the        ISSUER            YES             FOR                  FOR

 Company's Bylaws

PROPOSAL #7.: Approve to modify the Article 37 of the        ISSUER            YES             FOR                  FOR

 Company's Bylaws

PROPOSAL #8.: Approve to modify the Article 43 of the        ISSUER            YES             FOR                  FOR

 Company's Bylaws

PROPOSAL #9.: Approve to modify the Article 45 of the        ISSUER            YES             FOR                  FOR

 Company's Bylaws

PROPOSAL #10.: Approve to modify the Article 51 of            ISSUER            YES             FOR                  FOR

the Company's Bylaws

PROPOSAL #11.: Approve to modify the Article 52 of            ISSUER            YES             FOR                  FOR

the Company's Bylaws

PROPOSAL #12.: Approve to modify the Article 53 of            ISSUER            YES             FOR                  FOR

the Company's Bylaws

PROPOSAL #13.: Approve to modify the Article 54 of            ISSUER            YES             FOR                  FOR

the Company's Bylaws

PROPOSAL #14.: Approve to modify the premise of the          ISSUER            YES             FOR                  FOR

general meeting Bylaws

PROPOSAL #15.: Approve to modify the Article 6 of the        ISSUER            YES             FOR                  FOR

 general meeting Bylaws

PROPOSAL #16.: Approve to modify the Article 8 of the        ISSUER            YES             FOR                  FOR

 general meeting Bylaws

PROPOSAL #17.: Approve to modify the Article 10 of            ISSUER            YES             FOR                  FOR

the general meeting Bylaws

PROPOSAL #18.: Approve to modify the Article 11 of            ISSUER            YES             FOR                  FOR

the general meeting Bylaws

PROPOSAL #19.: Approve to modify the Article 20 of            ISSUER            YES             FOR                  FOR

the general meeting Bylaws

PROPOSAL #20.: Approve to modify the Article 20 BIS          ISSUER            YES             FOR                  FOR

of the general meeting Bylaws

PROPOSAL #21.: Approve the placement to the tax regime      ISSUER            YES             FOR                  FOR

PROPOSAL #22.: Ratify and appoint Mr. Gianluca Comin         ISSUER            YES             FOR                  FOR

as a Board Member

PROPOSAL #23.: Approve the delegation of powers                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENDESA SA, MADRID

  TICKER:                  N/A                 CUSIP:   E41222113

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual annual accounts          ISSUER            YES             FOR                  FOR

of ENDESA, SA  balance sheet, profit and loss

account, statement of changes in equity, cash flow

statement and notes , as well as the consolidated

financial statements of Endesa, SA and subsidiaries

Consolidated Balance Sheet, Profit and Loss Account

Consolidated, Consolidated Statement of comprehensive

 income, Statement of Changes in Equity Consolidated

Cash Flow Statement and Notes to Consolidated for the

 YE 31 DEC 2009

PROPOSAL #2: Approve, where appropriate, the                       ISSUER            YES             FOR                  FOR

individual management report of Endesa, SA and

Consolidated Management Report of Endesa, SA and

subsidiaries for the YE 31 DEC 2009

PROPOSAL #3: Approve the social management for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #4: Approve applying the results and the              ISSUER            YES             FOR                  FOR

distribution of the dividend for the YE 31 DEC 2009

PROPOSAL #5: Authorize the Board of Directors for a          ISSUER            YES             FOR                  FOR

term of 5 years to issue bonds, promissory notes and

other fixed income securities of similar nature, both

 in nature and simple as exchangeable or convertible

into shares of the Company as well as warrants, with

attribution, in the case of convertible securities or

 qualifying for the subscription of new shares, the

power to exclude the preferential subscription right

of shareholders, as well as the power to issue

preference shares, to ensure emissions from Group

Companies and to seek admission to trading on

secondary markets of securities issued

PROPOSAL #6: Authorize the Company and its affiliates        ISSUER            YES             FOR                  FOR

 can acquire own shares pursuant to the provisions of

 Article 75 and the first additional provision of the

 Corporations Act

PROPOSAL #7: Amend the Regulations of the Board of            ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #8: Authorize the Board of Directors for the        ISSUER            YES             FOR                  FOR

 execution and development of agreements adopted by

the Board, so as to substitute the powers received

from the Board and approve to grant authority for a

public instrument and registration of such agreements

 and for their relief, if necessary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENEL ENTE NAZIONALE PER L'ENERGIA ELETTRICA SPA, R

  TICKER:                  N/A                 CUSIP:   T3679P115

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements of            ISSUER             NO              N/A                  N/A

ENEL for the YE 31 DEC 2009; reports of the Board of

Directors, the Board of Statutory Auditors and the

External Auditors; related resolutions; presentation

of the consolidated financial statements for the YE

31 DEC 2009

PROPOSAL #O.2: Approve the allocation of net income          ISSUER             NO              N/A                  N/A

for the year

PROPOSAL #O.3: Election of the Board of Statutory              ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #O.4: Approve the determination of the                 ISSUER             NO              N/A                  N/A

compensation of the regular Members of the Board of

Statutory Auditors

PROPOSAL #O.5: Approve the hormonization of                        ISSUER             NO              N/A                  N/A

shareholder's meeting regulations with the provisions

 of legislative decree N. 27 of 27 JAN 2010; amend

the Articles 1.2, 2.1, 2.2, 2.3, 3.2, 3.4, 3.5, 4.2,

4.8, 6.4, and 6.6 and abrogation of the Article 4.9

of the shareholders' meeting regulations

PROPOSAL #E.1: Approve the harmonization of the                 ISSUER             NO              N/A                  N/A

Bylaws with the provisions legislative decree N. 27

of 27 JAN 2010; amend the Articles 9.2, 13.2 and 14.3

 and introduction of the Article 31.1 of the Bylaws

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENERGIZER HOLDINGS, INC.

  TICKER:                  ENR                 CUSIP:   29266R108

  MEETING DATE:      1/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: R. DAVID HOOVER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. HUNTER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN E. KLEIN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN R. ROBERTS                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENERGY RES AUSTRALIA LTD

  TICKER:                  N/A                 CUSIP:   Q35254111

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Chairman and Chief Executive review                ISSUER             NO              N/A                  N/A

PROPOSAL #2: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report, Directors' report, Directors' declaration and

 Auditor's report for the YE 31 DEC 2009 as set out

in the annual report.

PROPOSAL #3: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 as set out in the annual report

PROPOSAL #4.1: Election of Mr. John Pegler as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with

PROPOSAL #4.2: Re-election of Mr. Peter Taylor as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Rule 3.7 of the Company's Constitution

PROPOSAL #S.5: Amend the Rule 1.2, 3.3(c), 3.4, 3.7,         ISSUER            YES             FOR                  FOR

3.8, 7.2, 8.4(a) 10.5 of the Company's Constitution

as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENERSIS S.A.

  TICKER:                  ENI                 CUSIP:   29274F104

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: APPROVAL OF ANNUAL REPORT, BALANCE                ISSUER            YES             FOR                  FOR

SHEET, FINANCIAL STATEMENTS AND REPORT OF THE

EXTERNAL AUDITORS AND ACCOUNT INSPECTORS FOR THE YEAR

 ENDED ON DECEMBER 31, 2009.

PROPOSAL #O3: PROFIT DISTRIBUTION FOR THE PERIOD AND         ISSUER            YES             FOR                  FOR

DIVIDEND PAYMENTS.

PROPOSAL #O4: BOARD OF DIRECTORS' ELECTION.                         ISSUER            YES             FOR                  FOR

PROPOSAL #O5: SETTING THE COMPENSATION OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS.

PROPOSAL #O6: SETTING THE COMPENSATION OF THE                     ISSUER            YES             FOR                  FOR

DIRECTORS' COMMITTEE AND BUDGET DETERMINATION FOR

PROPOSAL #O8: APPOINTMENT OF AN EXTERNAL AUDITING              ISSUER            YES             FOR                  FOR

FIRM GOVERNED BY CHAPTER XXVIII OF SECURITIES MARKET

LAW 18,045.

PROPOSAL #O9: APPOINTMENT OF TWO ACCOUNT INSPECTORS,         ISSUER            YES             FOR                  FOR

INCLUDING TWO DEPUTIES, AND SETTING OF THEIR

COMPENSATION.

PROPOSAL #O10: APPOINTMENT OF RISK RATING AGENCIES.           ISSUER            YES             FOR                  FOR

PROPOSAL #O11: APPROVAL OF THE INVESTMENT AND                     ISSUER            YES             FOR                  FOR

FINANCING POLICY.

PROPOSAL #O15: OTHER MATTERS OF INTEREST AND                       ISSUER            YES         AGAINST           AGAINST

COMPETENCE OF THE ORDINARY SHAREHOLDERS' MEETING.

PROPOSAL #O16: OTHER NECESSARY RESOLUTIONS FOR THE            ISSUER            YES             FOR                  FOR

PROPER IMPLEMENTATION OF THE ABOVE MENTIONED

AGREEMENTS.

PROPOSAL #E1: AMENDMENT OF THE COMPANY'S BYLAWS,                ISSUER            YES             FOR                  FOR

ELIMINATING AND MODIFYING THE EFFECT OF THE FOLLOWING

 ARTICLES IN ORDER TO ADAPT THEM TO THE NEW

PROVISIONS OF THE CHILEAN COMPANIES ACT (CCA) AND THE

 SECURITIES MARKET LAW (SML), ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #E2: ADOPTION OF OTHER RESOLUTIONS NECESSARY        ISSUER            YES             FOR                  FOR

 FOR THE DUE PERFORMANCE OF THE RESOLUTIONS AND BYLAW

 AMENDMENTS INDICATED ABOVE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENERSIS SA

  TICKER:                  N/A                 CUSIP:   P37186106

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, balance                ISSUER            YES             FOR                  FOR

sheet, financial statements and reports from the

outside Auditors and accounts inspectors for the FY

that ended on 31 DEC 2009

PROPOSAL #2.: Approve the information regarding the          ISSUER            YES             FOR                  FOR

option chosen by the Board of Directors for the

treatment of the adjustments of first application,

that is referred to in circular number 1945

PROPOSAL #3.: Approve the distribution of profit from        ISSUER            YES             FOR                  FOR

 the FY and payment of dividends

PROPOSAL #4.: Election of the Board of Directors                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Approve the establishing the                          ISSUER            YES             FOR                  FOR

compensation for the members of the Board of Directors

PROPOSAL #6.: Approve the establishing the                          ISSUER            YES             FOR                  FOR

remuneration for the Executive Committee and

determination of its respective budget for 2010

PROPOSAL #7.: Receive the report regarding expenses          ISSUER            YES             FOR                  FOR

of the Board of Directors and Annual Management

report from the Executive Committee and report

regarding activities and expenses of the Audit

PROPOSAL #8.: Approve the designation of an outside          ISSUER            YES             FOR                  FOR

Auditing Company governed by title XXVIII of Law

PROPOSAL #9.: Approve the designation of two full              ISSUER            YES             FOR                  FOR

accounts inspectors and their alternates and

determination of their remuneration

PROPOSAL #10.: Approve the designation of private              ISSUER            YES             FOR                  FOR

risk classifiers

PROPOSAL #11.: Approve the investment and financing          ISSUER            YES             FOR                  FOR

policy

PROPOSAL #12.: Approve the exposition of the dividend        ISSUER            YES             FOR                  FOR

 policy and information regarding the procedures to

be used in the distribution of dividends

PROPOSAL #13.: Approve the information regarding the         ISSUER            YES             FOR                  FOR

resolutions of the Board of Directors related to acts

 or contracts governed by Article 146 of law number

18,046 [the former article 44 of law 18,046]

PROPOSAL #14.: Approve the information regarding                ISSUER            YES             FOR                  FOR

processing, printing and shipping costs of the

information that is referred to in circular number

1816 of the Superintendency of securities and

PROPOSAL #15.: Other matters of corporate interests          ISSUER             NO              N/A                  N/A

that are within the jurisdiction of the AGM of

shareholders

PROPOSAL #16.: Approve the passage of the other                 ISSUER            YES             FOR                  FOR

resolutions necessary for properly carrying out the

resolutions passed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENERSIS SA

  TICKER:                  N/A                 CUSIP:   P37186106

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the reform of the Bylaws of the         ISSUER            YES             FOR                  FOR

Company, eliminating and modifying for that purpose

the following Articles in order to adapt them to the

new provisions of the Corporations Law and the

Securities Market Law as follows: amendment of

Article 10, to adapt it to Article 14 of the

Corporations Law in regard to private agreements

among shareholders relative to the assignment of

shares, which must be deposited with the Company at

the disposal of the shareholders or, otherwise, third

 parties will not be bound by them; amendment of

Article 14a, relative to related party transactions,

to adapt the reference to the new Title XVI of the

Corporations Law; amendment of Article 17, to adapt

it to Article 40 of the Corporations Law, adding the

Main Executives to those to whom the Board of

Directors can delegate part of its authority;

amendment of Article 21, which establishes matters

concerning extraordinary meetings of shareholders,

adapting Number 4 to Article 67 Number 9 of the

Corporations Law; amendment of Article 22 for the

purpose of adapting it to Articles 59 and 60 of the

Corporations Law, adding to the call notices for

general meetings of shareholders the obligation of

stating the manner in which the shareholders can

receive complete copies of the documents that form

the basis for the various options submitted to a

PROPOSAL #2: Approve the passage of the other                     ISSUER            YES             FOR                  FOR

resolutions necessary so that the resolutions and

Bylaws reforms mentioned above can be properly

carried out

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENI SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T3643A145

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the balance sheet as of 31 DEC        ISSUER             NO              N/A                  N/A

 2009 of Eni Spa, consolidated balance sheet as of 31

 DEC 2009; Directors, Board of Auditors and External

Auditing Company's reporting

PROPOSAL #O.2: Approve the profits allocation                      ISSUER             NO              N/A                  N/A

PROPOSAL #O.3: Appoint the Independent Auditors for          ISSUER             NO              N/A                  N/A

the period 2010-2018

PROPOSAL #E.1: Amend the Articles 1, 4, 12, 15 and 16        ISSUER             NO              N/A                  N/A

 of the Corporate Bylaws; related resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENKA INSAAT VE SANAYI A S

  TICKER:                  N/A                 CUSIP:   M4055T108

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Chairmanship                             ISSUER             NO              N/A                  N/A

PROPOSAL #2: Authorize the Chairmanship to sign the          ISSUER             NO              N/A                  N/A

minutes of meeting

PROPOSAL #3: Approve the Board of Dierctors' activity        ISSUER             NO              N/A                  N/A

 report, Auditors' report and balance sheet and

income statement

PROPOSAL #4: Approve to discuss the report of the              ISSUER             NO              N/A                  N/A

Independent Audit Firm

PROPOSAL #5: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 donations given across the year

PROPOSAL #6: Ratify the balance sheet and income                ISSUER             NO              N/A                  N/A

statement of year 2009; grant discharge to the Board

Members and the Auditors

PROPOSAL #7: Election of the Board Members                           ISSUER             NO              N/A                  N/A

PROPOSAL #8: Election of the Auditors                                    ISSUER             NO              N/A                  N/A

PROPOSAL #9: Approve to determine the wages of Board         ISSUER             NO              N/A                  N/A

Members and the Auditors

PROPOSAL #10: Approve to take a decision for dividend        ISSUER             NO              N/A                  N/A

 distribution

PROPOSAL #11: Ratify the election of the Independent         ISSUER             NO              N/A                  N/A

Auditing Company

PROPOSAL #12: Approve to give information to the                ISSUER             NO              N/A                  N/A

general assembly about the mortgages, hypothecs,

guarantees given in favor of the third parties and

about the income or benefit gained, in accordance

with capital market Board's resolution dated

09/0972009 and No. 28/780

PROPOSAL #13: Authorize the Board Members to                       ISSUER             NO              N/A                  N/A

participate in activities indicated in the Articles

334 and 335 of Turkish Commercial Code

PROPOSAL #14: Wishes and requests                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENKA INSAAT VE SANAYI A.S, ISTANBUL

  TICKER:                  N/A                 CUSIP:   M4055T108

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect the Presidential Board                           ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Authority the Chairmanship to sign the         ISSUER             NO              N/A                  N/A

minutes of the meeting

PROPOSAL #3.: Amend the 6th Article of the Articles          ISSUER             NO              N/A                  N/A

of Association and Temporary Article 1 to the general

 assemblies approval which are approved by the

Ministry of Industry and trade and by the Capital

PROPOSAL #4.: Approve the corrected profit                          ISSUER             NO              N/A                  N/A

distribution table to the general assemblies approval

PROPOSAL #5.: Approve the presentation of information        ISSUER             NO              N/A                  N/A

 to the shareholders about the sale of Gedore Altas

El Aletleri Dovme Celik Sanayi Ve Ticaret Ltd. Sti

PROPOSAL #6.: Approve the presentation of information        ISSUER             NO              N/A                  N/A

 to the shareholders about the sale of Gretsch Unitas

 Yapi Elemanlari Sana Yi Ve Ticaret A.S.

PROPOSAL #7.: Wishes                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENSCO INTERNATIONAL INCORPORATED

  TICKER:                  ESV                 CUSIP:   26874Q100

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE PROPOSAL TO ADOPT THE          ISSUER            YES             FOR                  FOR

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION,

ENTERED INTO AS OF NOVEMBER 9, 2009, BY AND BETWEEN

ENSCO INTERNATIONAL INCORPORATED, A DELAWARE

CORPORATION, AND ENSCO NEWCASTLE LLC, A DELAWARE

LIMITED LIABILITY COMPANY.

PROPOSAL #02: APPROVAL OF THE ADJOURNMENT OF THE                ISSUER            YES             FOR                  FOR

SPECIAL MEETING TO A LATER DATE TO SOLICIT ADDITIONAL

 PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME

OF THE SPECIAL MEETING TO APPROVE THE ADOPTION OF THE

 AGREEMENT AND PLAN OF MERGER AND REORGANIZATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENTERGY CORPORATION

  TICKER:                  ETR                 CUSIP:   29364G103

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: M.S. BATEMAN                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: W.F. BLOUNT                  ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: G.W. EDWARDS                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: A.M. HERMAN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: D.C. HINTZ                    ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: J.W. LEONARD                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: S.L. LEVENICK               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: S.C. MYERS                    ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: J.R. NICHOLS                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: W.A. PERCY, II             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: W.J. TAUZIN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: S.V. WILKINSON             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTANTS FOR 2010.

PROPOSAL #03: APPROVAL OF THE AMENDED AND RESTATED            ISSUER            YES             FOR                  FOR

ENTERGY CORPORATION EXECUTIVE ANNUAL INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ENVESTRA LTD, ADELAIDE SA

  TICKER:                  N/A                 CUSIP:   Q3536B104

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the Company's          ISSUER             NO              N/A                  N/A

financial statements, the Auditor's report and the

report of the Directors for the YE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report, which            ISSUER            YES             FOR                  FOR

forms part of the Directors' report of the Company

for the FYE 30 JUN 2009

PROPOSAL #S.3: Amend, with effect on and from 28 OCT         ISSUER            YES             FOR                  FOR

2009, the Constitution of the Company in the manner

specified in Schedule 1

PROPOSAL #S.4: Amend, with effect on and from 28 OCT         ISSUER            YES             FOR                  FOR

2009, the Constitution of the Company by deleting the

 whole of existing Articles 12.33 to 12.40

[inclusive] and replacing them with the new Articles

12.33 to 12.40 in identical form

PROPOSAL #5.a: Re-elect Mr. Ivan Kee Ham Chan as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation at the AGM in

accordance with the Company's Constitution and the

ASX Listing Rules

PROPOSAL #5.b: Re-elect Mr. Ross Murray Gersbach as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation at the AGM in

accordance with the Company's Constitution and the

ASX Listing Rules

PROPOSAL #5.c: Re-elect Mr. Olaf Brian O'Duill as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation at the AGM in

accordance with the Company's Constitution and the

ASX Listing Rules

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EOG RESOURCES, INC.

  TICKER:                  EOG                 CUSIP:   26875P101

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GEORGE A. ALCORN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHARLES R. CRISP         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES C. DAY                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARK G. PAPA                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: H. LEIGHTON                 ISSUER            YES             FOR                  FOR

STEWARD

PROPOSAL #1F: ELECTION OF DIRECTOR: DONALD F. TEXTOR         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRANK G. WISNER           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT BY THE BOARD         ISSUER            YES             FOR                  FOR

OF DIRECTORS OF DELOITTE & TOUCHE LLP, INDEPENDENT

PUBLIC ACCOUNTANTS.

PROPOSAL #03: TO APPROVE AN AMENDMENT 2008 OMNIBUS            ISSUER            YES             FOR                  FOR

EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF

SHARES FOR ISSUANCE UNDER THE PLAN.

PROPOSAL #04: TO APPROVE AN AMENDMENT EMPLOYEE STOCK         ISSUER            YES             FOR                  FOR

PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES

AVAILABLE FOR PURCHASE UNDER THE PLAN.

PROPOSAL #05: TO APPROVE AN AMENDMENT AND RESTATEMENT        ISSUER            YES             FOR                  FOR

 EXECUTIVE OFFICER ANNUAL BONUS PLAN TO EXTEND THE

TERM OF THE PLAN.

PROPOSAL #06: STOCKHOLDER PROPOSAL CONCERNING                 SHAREHOLDER        YES         ABSTAIN           AGAINST

HYDRAULIC FRACTURING, IF PROPERLY PRESENTED.

PROPOSAL #07: STOCKHOLDER PROPOSAL CONCERNING POST-       SHAREHOLDER        YES         AGAINST               FOR

EMPLOYMENT STOCK OWNERSHIP REQUIREMENTS FOR EXECUTIVE

 OFFICERS, IF PROPERLY PRESENTED.

PROPOSAL #08: STOCKHOLDER PROPOSAL CONCERNING                 SHAREHOLDER        YES         AGAINST               FOR

ACCELERATED VESTING OF EXECUTIVE OFFICER STOCK

AWARDS, IF PROPERLY PRESENTED

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EON CAPITAL BHD

  TICKER:                  N/A                 CUSIP:   Y2298A115

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Tengku Ahmad Faisal bin Tg                ISSUER            YES         AGAINST           AGAINST

Ibrahim as a Director of the Company, with

PROPOSAL #2.: Appoint Tengku Azman Ibni Sultan Abu            ISSUER            YES         AGAINST           AGAINST

Bakar as a Director of the Company, with

PROPOSAL #3.: Appoint Haron bin Siraj as a Director          ISSUER            YES         AGAINST           AGAINST

of the Company, with immediate effect

PROPOSAL #4.: Appoint Tan Leh Kiah as a Director of          ISSUER            YES         AGAINST           AGAINST

the Company, with immediate effect

PROPOSAL #5.: Appoint Zaha Rina Binti Zahari as a              ISSUER            YES         AGAINST           AGAINST

Director of the Company, with immediate

PROPOSAL #6.: Appoint Wee Hoe Soon @ Gooi Hoe Soon as        ISSUER            YES         AGAINST           AGAINST

 a Director of the Company, with

PROPOSAL #7.: Appoint Nicholas John Lough @ Sharif            ISSUER            YES         AGAINST           AGAINST

Lough bin Abdullah as a Director of the

PROPOSAL #8.: Appoint Ahmad Riza bin Basir as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company, with immediate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EON CAPITAL BHD

  TICKER:                  N/A                 CUSIP:   Y2298A115

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Reports of the Directors and        ISSUER            YES             FOR                  FOR

 Auditors and the Audited Financial Statements for

the YE 31 DEC 2009

PROPOSAL #2: Re-elect Dato' Sri Dr. Tiong Ik King who        ISSUER            YES             FOR                  FOR

 retires in accordance with Article 97 of the

Company's Articles of Association

PROPOSAL #3: Re-elect Y.M. Tengku Azman ibni Almarhum        ISSUER            YES             FOR                  FOR

 Sultan Abu Bakar as a Director, who retires in

accordance with Article 102 of the Company's Articles

 of Association

PROPOSAL #4: Re-elect Y.M. Tengku Ahmad Faisal bin            ISSUER            YES             FOR                  FOR

Tengku Ibrahim as a Director, who retires in

accordance with Article 102 of the Company's Articles

 of Association

PROPOSAL #5: Re-elect Datuk Haron bin Siraj as a                ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 102

of the Company's Articles of Association

PROPOSAL #6: Re-elect Mr. Wee Hoe Soon @ Gooi Hoe              ISSUER            YES             FOR                  FOR

Soon as a Director, who retires in accordance with

Article 102 of the Company's Articles of Association

PROPOSAL #7: Re-elect Dr. Zaha Rina binti Zahari as a        ISSUER            YES             FOR                  FOR

 Director, who retires in accordance with Article 102

 of the Company's Articles of Association

PROPOSAL #8: Re-elect Mr. Nicholas John Lough @                 ISSUER            YES             FOR                  FOR

Sharif Lough bin Abdullah as a Director, who retires

in accordance with Article 102 of the Company's

Articles of Association

PROPOSAL #9: Re-elect En. Ahmad Riza bin Basi as a            ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 102

of the Company's Articles of Association

PROPOSAL #10: Re-appoint Mr. Rin Kei Mei as a                     ISSUER            YES             FOR                  FOR

Director of the Company and to hold office until the

next AGM in accordance with Section 129 of the

Companies Act, 1965

PROPOSAL #11: Approve the payment of Non-executive            ISSUER            YES             FOR                  FOR

Director's fees of MYR 509,479.00 for the YE 31 DEC

2009

PROPOSAL #12: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors and authorize

the Directors to fix their remuneration

PROPOSAL #13: Authorize the Director of the Company          ISSUER            YES             FOR                  FOR

pursuant to Section 132D of the Companies Act, 1965,

to issue shares in the Company from time to time at

such price, upon such terms and conditions, for such

purposes and to such person or persons whomsoever as

the Directors may, in their absolute discretion, deem

 fit provided that the aggregate amount of shares

issued pursuant to this resolution does not exceed

10% of the issued and paid-up share capital of the

Company for the time being, subject always to the

approvals of the relevant regulatory authorities; to

obtain approval from Bursa Malaysia Securities Berhad

 for the listing of and quotation for the additional

shares so issued Authority shall continue in force

until the conclusion of the next AGM of the Company

PROPOSAL #14: Authorize the directors of the Company         ISSUER            YES             FOR                  FOR

subject to the Companies Act, 1965, the Memorandum

and Articles of Association of the Company and the

requirements of Bank Negara Malaysia, Bursa Malaysia

Securities Berhad (Bursa Securities) and any other

relevant authorities, the Company be and is hereby

authorized to purchase such number of ordinary shares

 of RM1.00 each in the Company through Bursa

Securities upon such terms and conditions as the

Directors may deem fit in the interest of the Company

 provided that the aggregate number of shares

purchased pursuant to this resolution does not exceed

 10% of the total issued and paid-up share capital of

PROPOSAL #CONT: CONTD an amount not exceeding the              ISSUER             NO              N/A                  N/A

Company's total audited retained profits and share

premium account at the time of purchase be allocated

by the Company for the Proposed Share Buy-Back; the

authority conferred by this resolution shall commence

 immediately upon the passing of this resolution and

shall continue to be in force until  Authority

expires the earlier of the conclusion of the next AGM

 of the Company, at which time it will lapse, unless

renewed by an ordinary resolution passed by the

shareholders of the Company in a general meeting an

ordinary resolution passed by the shareholders of the

 Company in a general meeting  CONTD

PROPOSAL #CONT: CONTD to act and to take all steps            ISSUER             NO              N/A                  N/A

and do all things as they may deem necessary or

expedient in order to implement, finalize and give

full effect to the proposed share buy-back and

authority be and is hereby given to the Directors to

decide in their absolute discretion to either retain

the ordinary shares of MYR 1.00 each in the Company

purchased by the Company pursuant to the proposed

share buy-back as treasury shares to be either

distributed as share dividends or resold on Bursa

Securities or subsequently cancelled, or to cancel

the shares so purchased, or a combination of both

PROPOSAL #S.1: Amend the existing Article 137 in its         ISSUER            YES             FOR                  FOR

entrirety and the specified new Article 137 be adopted

PROPOSAL #0: Any Other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EPISTAR CORP

  TICKER:                  N/A                 CUSIP:   Y2298F106

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of capital injection by              ISSUER             NO              N/A                  N/A

issuing new shares and global depositary receipt

PROPOSAL #A.4: The status of new shares via private          ISSUER             NO              N/A                  N/A

placement

PROPOSAL #A.5: The revision to the rules of Board              ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #A.6: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1.8 per share

PROPOSAL #B.3: Approve the issuance of new shares via        ISSUER            YES             FOR                  FOR

 private placement

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.8: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on the sixth Directors from participation

 in competitive business

PROPOSAL #b9.1: Election of Biing-Jye Lee as a                   ISSUER            YES             FOR                  FOR

Director [Shareholder no 10]

PROPOSAL #B9.2: Election of Everlight Electronics              ISSUER            YES             FOR                  FOR

Co,. Ltd. / Yin-Fu Yeh as a Director [Shareholder No

PROPOSAL #B9.3: Election of Everlight Electronics              ISSUER            YES             FOR                  FOR

Co,. Ltd. / Pang Yen Liu as a Director [Shareholder

PROPOSAL #B9.4: Election of Yi Te Optoelectronics              ISSUER            YES             FOR                  FOR

Co,. Ltd as a Director [Shareholder No 48160]

PROPOSAL #B9.5: Election of Fon Tain Belon Co, Ltd.          ISSUER            YES             FOR                  FOR

as a Director [Shareholder No 48189]

PROPOSAL #B9.6: Election of United Microelectronics          ISSUER            YES             FOR                  FOR

Corp. / Stan Hung as a Director [Shareholder No 35031]

PROPOSAL #B9.7: Election of United Microelectronics          ISSUER            YES             FOR                  FOR

Corp./ Shih Wei Sun as a Director [Shareholder No

35031]

PROPOSAL #B9.8: Election of Lite-On Technology Corp./        ISSUER            YES             FOR                  FOR

 Kwang Chung Tang as a Director [Shareholder No 5974]

PROPOSAL #B9.9: Election of Ming-Jiunn Jou as a                 ISSUER            YES             FOR                  FOR

Director [Shareholder No 15]

PROPOSAL #B9.10: Election of Evervaliant Corp. as a          ISSUER            YES             FOR                  FOR

Supervisor [Shareholder No 48166]

PROPOSAL #B9.11: Election of Chuan Investment Corp. /        ISSUER            YES             FOR                  FOR

 Li Yu Hwang as a Supervisor [Sahreholder No 120]

PROPOSAL #B9.12: Election of Hui-Jong Jiang as a                ISSUER            YES             FOR                  FOR

Supervisor [Shareholder No 352]

PROPOSAL #B.10: Approve the proposal to release the          ISSUER            YES             FOR                  FOR

prohibition on the seventh Directors from

participation in competitive business

PROPOSAL #B.11: Extraordinary motions                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EQT CORPORATION

  TICKER:                  EQT                 CUSIP:   26884L109

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: VICKY A. BAILEY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MURRY S. GERBER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE L. MILES, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES W. WHALEN                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFY APPOINTMENT OF ERNST & YOUNG LLP         ISSUER            YES             FOR                  FOR

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PROPOSAL #3: SHAREHOLDER PROPOSAL REGARDING A                 SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTE STANDARD IN DIRECTOR ELECTIONS

PROPOSAL #4: SHAREHOLDER PROPOSAL REGARDING                    SHAREHOLDER        YES         ABSTAIN           AGAINST

SUSTAINABILITY REPORT/CLIMATE CHANGE DISCLOSURE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EQUIFAX INC.

  TICKER:                  EFX                 CUSIP:   294429105

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT D. DALEO           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WALTER W. DRIVER,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: L. PHILLIP HUMANN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARK B. TEMPLETON        ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS EQUIFAX'S PRINCIPAL INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EQUITY RESIDENTIAL

  TICKER:                  EQR                 CUSIP:   29476L107

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN W. ALEXANDER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES L. ATWOOD                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA WALKER BYNOE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BOONE A. KNOX                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN E. NEAL                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID J. NEITHERCUT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK S. SHAPIRO                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD A. SPECTOR                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: B. JOSEPH WHITE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SAMUEL ZELL                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF ERNST         ISSUER            YES             FOR                  FOR

& YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR

THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: SHAREHOLDER PROPOSAL RELATING TO A           SHAREHOLDER        YES         AGAINST               FOR

CHANGE IN THE VOTING STANDARD FOR TRUSTEE ELECTIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ERAMET SA, PARIS

  TICKER:                  N/A                 CUSIP:   F3145H130

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts 2009                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts 2009        ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the Regulated agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the option of paying the                 ISSUER            YES             FOR                  FOR

dividend in shares

PROPOSAL #O.6: Ratify the co-opting of a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #O.7: Grant authority to operate using                 ISSUER            YES             FOR                  FOR

Company shares

PROPOSAL #O.8: Approve the issue of bonds and                     ISSUER            YES             FOR                  FOR

assimilated securities

PROPOSAL #A.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, to revoke Mr. Georges Duval of his duties

as Board member of the company with immediate effect,

 the latter has been able to present observations,

which the General Meeting acknowledges

PROPOSAL #B.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, to revoke Mr. Cyrille Duval of his duties

as Board member of the Company with immediate effect,

 the latter has been able to present observations,

which the General Meeting acknowledges

PROPOSAL #C.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL ; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, to revoke Mr. Edouard Duval of his duties

as Board member of the Company with immediate effect,

 the latter has been able to present observations,

which the General Meeting acknowledges

PROPOSAL #D.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL; Approve, under the conditions

of quorum and majority required for Ordinary General

Meetings, decides to revoke Mr. Patrick Duval of his

duties as Board member of the Company with immediate

effect, the latter has been able to present

observations, which the General Meeting acknowledges

PROPOSAL #E.9: Approve the option of using                          ISSUER            YES             FOR                  FOR

authorizations during a public offer period

PROPOSAL #E.10: Approve the allocation of shares free        ISSUER            YES             FOR                  FOR

 of charge

PROPOSAL #e.11: Grant powers                                                   ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EREGLI DEMIR VE CELIK FABRIKALARI TURK ANONIM SIRK

  TICKER:                  N/A                 CUSIP:   M40710101

  MEETING DATE:      3/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the assembly and election of         ISSUER             NO              N/A                  N/A

the Chairmanship

PROPOSAL #2: Authorize the Chairmanship in order to          ISSUER             NO              N/A                  N/A

sign the minutes of the assembly

PROPOSAL #3: Approve the Board of Directors' activity        ISSUER             NO              N/A                  N/A

 report, Auditors' report and as well as of the

Independent External Auditing Company's report

PROPOSAL #4: Ratify the balance sheet and profit &            ISSUER             NO              N/A                  N/A

loss statement of year 2009

PROPOSAL #5: Amend Article 14 of the Articles of                ISSUER             NO              N/A                  N/A

Association provided that the necessary permissions

will be taken from Ministry of Industry and Trade and

 Capital Market Board

PROPOSAL #6: Ratify the mid-term elections for the            ISSUER             NO              N/A                  N/A

vacated Board memberships

PROPOSAL #7: Grant discharge to the Board Members and        ISSUER             NO              N/A                  N/A

 Auditors

PROPOSAL #8: Approve to determine the remuneration            ISSUER             NO              N/A                  N/A

for the members of the Board of Directors and the

PROPOSAL #9: Election of the members of the Board of         ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #10: Election of the Auditors                                  ISSUER             NO              N/A                  N/A

PROPOSAL #11: Ratify the Independent Auditing Company        ISSUER             NO              N/A                  N/A

 election

PROPOSAL #12: Authorize the members of the Board of          ISSUER             NO              N/A                  N/A

Directors to participate in activities indicated in

the Articles 334 and 335 of the Turkish Trade Code

PROPOSAL #13: Approve to give information about the          ISSUER             NO              N/A                  N/A

donations given across the year

PROPOSAL #14: Approve to give information about the          ISSUER             NO              N/A                  N/A

security, bails and mortgages in favour of the third

parties

PROPOSAL #15: Wishes and suggestions                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ERSTE GROUP BANK AG, WIEN

  TICKER:                  N/A                 CUSIP:   A19494102

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of annual                ISSUER            YES             FOR                  FOR

reports

PROPOSAL #2.: Approve the usage of earnings                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Grant discharge of Board of Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Grant discharge of supervisory Board           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the remuneration supervisory            ISSUER            YES             FOR                  FOR

Board

PROPOSAL #5.: Election to supervisory Board                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Election of Auditor                                           ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Approve the capital increase                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Approve the reduction of participation         ISSUER            YES             FOR                  FOR

capital

PROPOSAL #9.: Amend the By-Laws                                              ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the demerger of division                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESPRIT HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G3122U145

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and Auditors of the Group for the YE 30 JUN 2009

PROPOSAL #2.: Approve a final dividend of 0.72 Hong          ISSUER            YES             FOR                  FOR

Kong dollar per Share for the YE 30 JUN 2009

PROPOSAL #3.: Approve a special dividend of 1.33 Hong        ISSUER            YES             FOR                  FOR

 Kong dollar per Share for the YE 30 JUN 2009 to be

satisfied by way of mandatory scrip dividend and

capitalization from share premium

PROPOSAL #4.I: Re-elect Mr. Heinz Jurgen Krogner-               ISSUER            YES             FOR                  FOR

Kornalik as a Director of the Company

PROPOSAL #4.II: Re-elect Mr. Jurgen Alfred Rudolf              ISSUER            YES             FOR                  FOR

Friedrich as a Director of the Company

PROPOSAL #4.III: Re-elect Mr. Ronald Van Der Vis as a        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #4.IV: Re-elect Mr. Chew Fook Aun as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.V: Re-elect Mr. Francesco Trapani as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.VI: Authorize the Board to fix the                   ISSUER            YES             FOR                  FOR

Directors' fees

PROPOSAL #5.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors and authorize

the Directors to fix their remuneration

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 [a] subject to Paragraph [b] below, during the

Relevant Period [as specified] of all the powers of

the Company to purchase shares of the Company

[Shares] and any securities which carry a right to

subscribe for or purchase Shares, subject to and in

accordance with the applicable laws; [b] the total

nominal amount of Shares which may be purchased

pursuant to the approval in Paragraph [a] above shall

 not exceed 10% of the total nominal amount of the

share capital of the Company, and the total number of

 any securities which carry a right to subscribe for

or purchase Shares which may be purchased pursuant to

 the approval in Paragraph [a] above shall not exceed

 10% of such securities of the Company [or any

relevant class thereof], in each case in issue as at

the date of passing of this resolution, and the said

approval shall be limited accordingly; and [Authority

 expires the earlier of the conclusion of the next

AGM of the Company or the expiration of the period

within which the next AGM is to be held by law]

PROPOSAL #7.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 [a] subject to the restriction on discounts and

restriction on refreshment of this mandate as stated

in the Circular to the shareholders of the Company

dated 10 NOV 2009 and subject to Paragraph [b] below,

 during the Relevant Period [as specified] of all the

 powers of the Company to issue, allot and deal with

additional shares of the Company [Shares] and to make

 or grant offers, agreements and options during the

Relevant Period which would or might require Shares

to be issued, allotted or dealt with during or after

the end of the Relevant Period; [b] the total nominal

 amount of additional Shares issued, allotted, dealt

with or agreed conditionally or unconditionally to be

 issued, allotted or dealt with, pursuant to the

approval in Paragraph [a] above, otherwise than

pursuant to [i] a rights issue [as specified below],

or [ii] any option scheme or similar arrangement of

the Company for the granting or issuance of Shares or

 rights to acquire Shares, or [iii] the exercise of

rights of subscription or conversion under the terms

of any warrants issued or to be issued by the Company

 or any securities which are convertible into shares

of the Company, or [iv] any Scrip Dividend Scheme or

similar arrangement providing for the allotment of

Shares in lieu of the whole or part of a dividend on

Shares of the Company in accordance with the Bye-laws

 of the Company, shall not exceed 5% of the total

nominal amount of the share capital of the Company in

 issue as at the date of passing of this resolution;

and [Authority expires the earlier of the conclusion

of the next AGM of the Company or the expiration of

the period within which the next AGM of the Company

is required by the Bye-Laws of the Company or any

applicable laws to be held]

PROPOSAL #8.: Approve and adopt, conditional upon The        ISSUER            YES             FOR                  FOR

 Stock Exchange of Hong Kong Limited granting the

approval for the listing of, and permission to deal

in, the shares of the Company [Shares] or any part

thereof to be issued pursuant to the exercise of any

options that may be granted under the share option

scheme [the New Share Option Scheme], the terms and

conditions as specified, the New Share Option Scheme

and all the terms and conditions contained therein;

and authorize the Directors of the Company to grant

options to subscribe for Shares there under and to

allot, issue and deal with any Shares pursuant to the

 exercise of the subscription rights under any

options which may be granted from time to time in

accordance with the terms of the New Share Option

Scheme and to do all such acts as they may in their

absolute discretion consider necessary or expedient

in order to give full effect to the New Share Option

Scheme; and approve, subject to Paragraph [a]

hereinabove, the Share Option Scheme adopted by the

Company on 26 NOV 2001 [the 2001 Share Option

Scheme], to terminate with immediate effect provided

that the options which have been granted and remained

 outstanding and/or committed shall continue to

follow the provisions of the 2001 Share Option Scheme

 and the Rules Governing the Listing of Securities on

 The Stock Exchange of Hong Kong Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESSAR OIL LTD

  TICKER:                  N/A                 CUSIP:   Y2297G113

  MEETING DATE:      10/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                 ISSUER            YES             FOR                  FOR

modification(s), the Scheme of Amalgamation of Essar

Oil Vadinar Limited, the Transferor Company with

Essar Oil Limited, the Transferee Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESSAR OIL LTD

  TICKER:                  N/A                 CUSIP:   Y2297G113

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, in accordance with the                   ISSUER            YES         AGAINST           AGAINST

provisions of Sections 81, 81 1a  and other

applicable provisions, if any, of the Companies act,

1956 and enabling provisions of the Memorandum and

Articles of Association of the Company, the Listing

Agreements entered into by the Company with Stock

Exchanges, where the shares of the Company are listed

 and in accordance with the guidelines issued by the

Government of India  GOI , the Reserve Bank of India

 RBI , the Securities and Exchange Board of India

SEBI  and / or any other competent authorities and

clarifications thereof, issued from time to time, the

 applicable provisions of Foreign Exchange Management

 Act, 1990  'FEMA' , Foreign Exchange Management

transfer or issue of security by a person resident

outside india  regulations, CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ESSILOR INTL-CIE GLE OPTIQUE

  TICKER:                  N/A                 CUSIP:   F31668100

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the profit          ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #O.4: Approve the agreement regulated under         ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Code de Commerce -

Compensation for breaking Mr. Sagnieres' contract

PROPOSAL #O.5: Approve the agreement regulated under         ISSUER            YES         AGAINST           AGAINST

Article L. 225-38 of the Code de Commerce

PROPOSAL #O.6: Ratify the co-opting of a Director -          ISSUER            YES             FOR                  FOR

Mr. Yi He

PROPOSAL #O.7: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Xavier Fontanet

PROPOSAL #O.8: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Yves Chevillotte

PROPOSAL #O.9: Approve the renewal of a Director's            ISSUER            YES             FOR                  FOR

appointment - Mr. Yves Gillet

PROPOSAL #0.10: Approve the nomination of a new                 ISSUER            YES             FOR                  FOR

Director - Mrs. Mireille Faugere

PROPOSAL #O.11: Approve the Directors' attendance fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.12: Approve the redemption of the                     ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorized capital by cancelling the

Company's shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by issuing shares

reserved for members of a corporate Personal Equity

Plan

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant share subscription options as specified

PROPOSAL #e.16: Grant authority to award free shares         ISSUER            YES             FOR                  FOR

- referred to as Company performance - to employees

and to Executive Directors of Essilor International

and affiliated Companies

PROPOSAL #e.17: Approve the overall cap on the                   ISSUER            YES             FOR                  FOR

authorizations to grant share subscription options

and to award shares in the Company

PROPOSAL #e.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing transferable securities giving

 access immediately or at some future date to the

authorized capital, with the preferential right of

subscription maintained

PROPOSAL #e.19: Approve the option to increase the            ISSUER            YES             FOR                  FOR

amount of an issue if it is oversubscribed

PROPOSAL #e.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing transferable securities in the

 form of debt securities giving access on maturity to

 equity security, with the preferential right of

subscription cancelled, but with a priority

subscription period

PROPOSAL #e.21: Approve the option to increase the            ISSUER            YES             FOR                  FOR

amount of an issue if it is oversubscribed

PROPOSAL #e.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

reserves, profits, bonuses or other funds whose

capitalization is admissible

PROPOSAL #e.23: Approve the option to issue shares            ISSUER            YES             FOR                  FOR

without exercising a preferential right of

subscription in order to pay for one or more

contributions in kind

PROPOSAL #e.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue share subscription warrants to be awarded free

to shareholders in the event of a public offer of

equity in the Company

PROPOSAL #e.25: Amend the Article 12 of the Articles         ISSUER            YES             FOR                  FOR

of Association: Board of Directors - 1. Composition

PROPOSAL #e.26: Approve the Harmonising of Articles          ISSUER            YES             FOR                  FOR

12 and 14 of the Articles of Association, which are

redundant concerning the terms of office of the

Directors

PROPOSAL #e.27: Amend the Article 24 of the Articles         ISSUER            YES         AGAINST           AGAINST

of Association: Holding meetings 3. Quorum - Vote

[Extract]

PROPOSAL #e.28: Authorize the powers for formalities         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ETERNAL CHEMICAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y23471108

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and                       ISSUER             NO              N/A                  N/A

guarantee of the Company and the Subsidiaries

PROPOSAL #A.4: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The status of the procedures of                   ISSUER             NO              N/A                  N/A

trading derivatives

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend TWD 2.2 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, proposed stock dividend 50

for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.6: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.7: Elect kao kuo lun as a Director                   ISSUER            YES         AGAINST           AGAINST

[Shareholder NO.6]

PROPOSAL #B.8: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

directors from participation in competitive business

PROPOSAL #B.9: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EULER HERMES, PARIS

  TICKER:                  N/A                 CUSIP:   F2013Q107

  MEETING DATE:      9/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Clement booth as a Member          ISSUER            YES             FOR                  FOR

of the Supervisory Board

PROPOSAL #2.: Grant powers for formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EULER HERMES, PARIS

  TICKER:                  N/A                 CUSIP:   F2013Q107

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for            ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #2.: Approve the consolidated financial                ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #3.: Acknowledge that there were not any non        ISSUER            YES             FOR                  FOR

 tax deductible expenses during the FYE on 31 DEC 2009

PROPOSAL #4.: Grant discharge of duties to the                   ISSUER            YES             FOR                  FOR

Executive Board Members, the Supervisory Board

Members and Statutory Auditors

PROPOSAL #5.: Approve the allocation of income for            ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #6.: Approve the adjustment of the reserves         ISSUER            YES             FOR                  FOR

for treasury shares

PROPOSAL #7.: Approve the regulated agreements                   ISSUER            YES             FOR                  FOR

pursuant to Article L.225-86 of the Commercial Code

PROPOSAL #8.: Approve to renew Mr. Jean-Herve                     ISSUER            YES         AGAINST           AGAINST

Lorenzi's term as a Supervisory Board Member

PROPOSAL #9.: Approve to renew Mr. Charles De                     ISSUER            YES             FOR                  FOR

Croisset's term as a Supervisory Board Member

PROPOSAL #10.: Approve to renew Mr. Robert Hudry's            ISSUER            YES             FOR                  FOR

term as a Supervisory Board member

PROPOSAL #11.: Appointment of Mrs. Brigitte BOVERMANN        ISSUER            YES         AGAINST           AGAINST

 as a Supervisory Board Member

PROPOSAL #12.: Appointment of Mr. Jacques RICHIER as         ISSUER            YES         AGAINST           AGAINST

a Supervisory Board Member

PROPOSAL #13.: Appointment of Mr. Thomas-B. QUAAS as         ISSUER            YES         AGAINST           AGAINST

a Supervisory Board Member

PROPOSAL #14.: Appointment of Mrs. Elizabeth Corley          ISSUER            YES         AGAINST           AGAINST

as a Supervisory Board Member

PROPOSAL #15.: Appointment of Mr. Nicolas Dufourcq as        ISSUER            YES         AGAINST           AGAINST

 a Supervisory Board Member

PROPOSAL #16.: Authorize the Executive Board for the         ISSUER            YES             FOR                  FOR

Company to repurchase its own shares as part of the

repurchase program

PROPOSAL #17.: Approve the specific agreement related        ISSUER            YES             FOR                  FOR

 to Mr. Wilfried Verstraete's contract, Chairman of

the Executive Board, to introduce a performance

condition related to the allocation of his

compensation payable upon termination of activity

PROPOSAL #18.: Approve the allocation of attendance          ISSUER            YES             FOR                  FOR

allowances

PROPOSAL #E.19: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

acquired as part of the share repurchase program

PROPOSAL #E.20: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

issue shares and other securities giving access to

the capital of the Company, with preferential

subscription rights of the shareholders

PROPOSAL #E.21: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

increase the capital by incorporation of reserves,

profits or premiums or other amounts whose

capitalization may be permitted

PROPOSAL #E.22: Authorize the Executive Board to                ISSUER            YES         AGAINST           AGAINST

increase the share capital in favor of Members of a

Company Saving Plan

PROPOSAL #E.23: Amend the Article 11 of the Statutes         ISSUER            YES             FOR                  FOR

concerning the age limit of the Members of the

Supervisory Board

PROPOSAL #24: Approve the powers for the formalities         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EURASIAN NATURAL RESOURCES CORPORATION PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G3215M109

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 6 US cents          ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #3: Receive and approve the Directors                   ISSUER            YES             FOR                  FOR

remuneration report for the FYE 31 DEC 2009

PROPOSAL #4: Election of Mr. Felix Vulis as a                     ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #5: Election of Ms. Zaure Zaurbekova as a            ISSUER            YES             FOR                  FOR

Director  executive

PROPOSAL #6: Election of Professor Dr. Dieter Ameling        ISSUER            YES             FOR                  FOR

 as a Director  non- executive

PROPOSAL #7: Re-election of Dr. Johannes Sittard as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #8: Re-election of Mr. Roderick Thomson as a        ISSUER            YES             FOR                  FOR

 Director  non-executive

PROPOSAL #9: Re-election of Mr. Abdraman Yedibayev as        ISSUER            YES             FOR                  FOR

 a Director  non-executive

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as a Auditors of the Company

PROPOSAL #11: Authorize the Audit Committee of the            ISSUER            YES             FOR                  FOR

Board of Directors to set the remuneration of the

Auditors

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares in the Company up to an aggregate nominal

value of US cents 25,755,000

PROPOSAL #S.13: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

statutory pre-emption rights up to an aggregate

nominal value of US cents 12,877,500

PROPOSAL #S.14: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of shares

PROPOSAL #S.15: Authorize the adoption of new                     ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #S.16: Authorize the general meeting other          ISSUER            YES             FOR                  FOR

than an AGM be called on not less than 14 clear day's

 notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EURAZEO, PARIS

  TICKER:                  N/A                 CUSIP:   F3296A108

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the reports by the Board of            ISSUER            YES             FOR                  FOR

Directors, observations by the Supervisory Board and

reports by the Statutory Auditors, the Company's

accounts for the YE 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year and distribution of the dividend

PROPOSAL #O.3: Approve the scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.4: Approve the reports by the Board of            ISSUER            YES             FOR                  FOR

Directors, observations by the Supervisory Board and

reports by the Statutory Auditors, the consolidated

accounts for the YE 31 DEC 2009

PROPOSAL #O.5: Approve the special report by the                ISSUER            YES         AGAINST           AGAINST

Statutory Auditors on agreements regulated under

Article L.225-86 of the Code de Commerce and approval

 of said agreements

PROPOSAL #O.6: Approve to renew Mr. Jean Laurent's            ISSUER            YES         AGAINST           AGAINST

appointment as a Member of the Supervisory Board

PROPOSAL #O.7: Approve to renew Mr. Roland du Luart          ISSUER            YES         AGAINST           AGAINST

de Monsaulnin's appointment as a Member of the

Supervisory Board

PROPOSAL #O.8: Approve to renewal Mr. Olivier                     ISSUER            YES         AGAINST           AGAINST

Merveilleux du Vignaux' appointment as a Member of

the Supervisory Board

PROPOSAL #O.9: Ratify the co-opting of Mr. Kristian          ISSUER            YES         AGAINST           AGAINST

van Riel as a Member of the Supervisory Board

PROPOSAL #O.10: Approve the nomination of Mr.                     ISSUER            YES         AGAINST           AGAINST

Bertrand Badre as a Member of the Supervisory Board

PROPOSAL #O.11: Approve the nomination of Mrs. Anne          ISSUER            YES         AGAINST           AGAINST

Lalou as a Member of the Supervisory Board

PROPOSAL #O.12: Approve the nomination of Mr. Georges        ISSUER            YES         AGAINST           AGAINST

 Pauget as a Member of the Supervisory Board

PROPOSAL #O.13: Approve to renew Mr. Bruno Roger's            ISSUER            YES             FOR                  FOR

appointment as a Non-Executive Director of the Company

PROPOSAL #O.14: Approve the nomination of Mr. Marcel         ISSUER            YES             FOR                  FOR

Roulet as a Non-Executive Director of the Company

PROPOSAL #O.15: Approve the term of the appointments         ISSUER            YES             FOR                  FOR

of the new Members of the Supervisory Board and of

the Non-Executive Directors

PROPOSAL #O.16: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Patrick Sayer, following the

 renewal of his appointment as the Chairman of the

Board of Directors

PROPOSAL #O.17: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Bruno Keller, following the

renewal of his appointment as a Member of the Board

of Directors and as Cheif Executive Officer

PROPOSAL #O.18: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Philippe Audouin, following

the renewal of his appointment as a Member of the

Board of Directors

PROPOSAL #O.19: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Fabrice de Gaudemar,

following his appointment as a Member of the Board of

 Directors

PROPOSAL #O.20: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Luis Marini-Portugal,

following the renewal of his appointment as a member

of the Board of Directors

PROPOSAL #O.21: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mrs. Virginie Morgon, following

the renewal of her appointment as a member of the

Board of Directors

PROPOSAL #O.22: Approve the agreements regulated                ISSUER            YES         AGAINST           AGAINST

under Articles L.225-86 and L.225-90-1 of the Code de

 Commerce and the special report by the Statutory

Auditors relating to Mr. Gilbert Saada, following the

 renewal of his appointment as a member of the Board

of Directors

PROPOSAL #O.23: Grant authority of a redemption                 ISSUER            YES         AGAINST           AGAINST

program by the Company of its own shares

PROPOSAL #E.24: Approve to change the term of office         ISSUER            YES             FOR                  FOR

of the members of the Supervisory Board,

corresponding amendment to the Articles of Association

PROPOSAL #E.25: Approve to change to the term of                ISSUER            YES             FOR                  FOR

office of the Non-Executive Directors, corresponding

amendment to the Articles of Association

PROPOSAL #E.26: Amend the Articles of Association to         ISSUER            YES             FOR                  FOR

allow attendance and voting at general meetings by

telecommunication and remote transmission means

PROPOSAL #E.27: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorised capital by cancelling shares

bought under the share redemption program

PROPOSAL #E.28: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorised capital by incorporation of

reserves, profits or issue premia, merger or

contribution

PROPOSAL #E.29: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, with the preferential

right of subscription maintained

PROPOSAL #E.30: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, with cancellation of the

preferential right of subscription and a public

offer, or as part of a public offer including an

exchange component

PROPOSAL #E.31: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, with cancellation of the

preferential right of subscription pursuant to an

offer as set forth in clause II of Article L.411.2 of

 the Code mon taire et financier

PROPOSAL #E.32: Authorize the Board of Directors, in         ISSUER            YES         AGAINST           AGAINST

the event of an issue of shares and/or transferable

securities giving access immediately or at some

future date to the capital, without a preferential

right of subscription, to set the issue price, with

the total value of the issue capped at 10% of the

authorised capital

PROPOSAL #E.33: Approve the increase in the amount of        ISSUER            YES         AGAINST           AGAINST

 shares, equity capital or transferable securities in

 the event of a capital increase, with or without a

preferential right of subscription for shareholders

PROPOSAL #E.34: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, in order to pay for

contributions in kind granted to the Company

PROPOSAL #E.35: Approve the caps on the amount of              ISSUER            YES         AGAINST           AGAINST

issues made under the 29th to 34th resolutions

PROPOSAL #E.36: Authorize the Board of Directors for         ISSUER            YES         AGAINST           AGAINST

the purpose of issuing shares and/or transferable

securities giving access immediately or at some

future date to the capital, reserved for members of a

 corporate personal equity plan

PROPOSAL #E.37: Authorize the Board of Directors, in         ISSUER            YES         AGAINST           AGAINST

the event of (a) public offer(s) of the Company's

equity capital, for the purpose of issuing

subscription warrants for shares in the Company to be

 awarded free to shareholders

PROPOSAL #E.38: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant share subscription or purchase options to

employees or Executive Directors of the Company

and/or affiliated Companies

PROPOSAL #E.39: Grant powers for the required                     ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EUROPEAN AERONAUTIC DEFENCE &  SPACE CO EADS NV

  TICKER:                  N/A                 CUSIP:   F17114103

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and approve the general                       ISSUER             NO              N/A                  N/A

introductory statements

PROPOSAL #2.a: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

Corporate governance statement

PROPOSAL #2.b: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

policy on dividend

PROPOSAL #2.c: Approve the presentation by the                   ISSUER             NO              N/A                  N/A

Chairman and the Chief Executive Officer, including

report by the Board of Directors in respect of the

report on the business and the financial results of

2009

PROPOSAL #3: Approve to discuss the all agenda items         ISSUER             NO              N/A                  N/A

PROPOSAL #4.a: Adopt the audited accounts for the FY         ISSUER             NO              N/A                  N/A

2009

PROPOSAL #4.b: Approve the result allocation                       ISSUER             NO              N/A                  N/A

PROPOSAL #4.c: Approve to release from liability of          ISSUER             NO              N/A                  N/A

the Members of the Board of Directors

PROPOSAL #4.d: Appointment of Ernst and Young                     ISSUER             NO              N/A                  N/A

Accountants L.L.P as the Co-Auditor for the FY 2010

PROPOSAL #4.e: Appointment of KPMG Accountants N.V.          ISSUER             NO              N/A                  N/A

as the Co-Auditor for the FY 2010

PROPOSAL #4.f: Approve the compensation policy and            ISSUER             NO              N/A                  N/A

the remuneration of the Members of the Board of

PROPOSAL #4.g: Authorize the Board of Directors to            ISSUER             NO              N/A                  N/A

repurchase shares of the Company

PROPOSAL #5: Closing of the meeting                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EUTELSAT COMMUNICATIONS, PARIS

  TICKER:                  N/A                 CUSIP:   F3692M128

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to modify the last paragraph of        ISSUER            YES             FOR                  FOR

 Article 14 of the Statutes

PROPOSAL #2.: Approve to cancel Article 15 of the              ISSUER            YES         AGAINST           AGAINST

Statutes

PROPOSAL #3.: Approve to modify Article 17.1 fourth          ISSUER            YES             FOR                  FOR

paragraph of the Statutes [formerly 18.1]

PROPOSAL #4.: Approve to modify Article 17.3 fifth            ISSUER            YES             FOR                  FOR

paragraph of the Statutes [formerly 18.3]

PROPOSAL #5.: Approve to modify Article 17.4 fourth          ISSUER            YES             FOR                  FOR

paragraph of the Statutes [formerly 18.4]

PROPOSAL #6.: Approve to replace Article 21 fifth and        ISSUER            YES             FOR                  FOR

 sixth paragraphs of the Statutes [formerly 22]

PROPOSAL #7.: Grant full powers to the bearer of an          ISSUER            YES             FOR                  FOR

original or extract of this report in order to

accomplish all legal formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EUTELSAT COMMUNICATIONS, PARIS

  TICKER:                  N/A                 CUSIP:   F3692M128

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the            ISSUER            YES             FOR                  FOR

FYE on 30 JUN 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the FYE on 30 JUN 2009

PROPOSAL #O.3: Approve the distributions of profits          ISSUER            YES             FOR                  FOR

for the FYE on 30 JUN 2009 and distribution of an

amount of EUR 0.66 per share

PROPOSAL #O.4: Approve the agreements referred to in         ISSUER            YES         AGAINST           AGAINST

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Appoint Cabinet ERNST and YOUNG Et              ISSUER            YES             FOR                  FOR

Autres as the Permanent Statutory Auditor

PROPOSAL #O.6: Appoint AUDITEX as the Temporary                 ISSUER            YES             FOR                  FOR

Statutory Auditor

PROPOSAL #O.7: Grant discharge to the Board Members          ISSUER            YES             FOR                  FOR

for the fulfillment of their duties during the past FY

PROPOSAL #O.8: Appoint Mr. De Rosen as a Board Member        ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Authorize the Board of Directors to            ISSUER            YES         AGAINST           AGAINST

purchase Company's shares

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue Company's common shares and/or warrants giving

access to the Company's common shares, with

maintenance of preferential subscription rights of

shareholders

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue Company's common shares and/or warrants giving

access to the Company's common shares, with

cancellation of preferential subscription rights of

shareholders, through a public offer

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue Company's common shares and/or warrants giving

access to the Company's common shares, with

cancellation of preferential subscription rights of

shareholders, as part of a public offer by private

investment referred to in Article L. 411-2 II of the

Monetary and Financial Code

PROPOSAL #E.13: Authorize the Board of Directors in          ISSUER            YES         AGAINST           AGAINST

case of an issue without preferential subscription

rights, to fix the issue price in the manner

established by the General Assembly, in the limit of

10% of share per year

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

increase the number of securities to be issued in

case of capital increase with maintenance or

cancellation of preferential subscription rights,

decided under the 10th to 13th Resolutions

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase share capital by incorporation of reserves,

profits, premiums or other amounts whose

capitalization is allowed

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue share subscription warrants to freely award the

 shareholders in case of a public offer aimed at the

Company's securities

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue common shares and/or warrants giving access to

the Company's common shares in the case of a public

offer exchange initiated by the Company

PROPOSAL #E.18: Authorize Board of Directors to                 ISSUER            YES         AGAINST           AGAINST

increase share capital by issuing Company's common

shares and/or warrants giving access to the Company's

 common shares in payment of contributions in kind

within the limit of 10% of the Company's share

capital except in the case of a public offer exchange

 initiated by the Company

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue common shares, in consequence of the issue by

subsidiaries of the Company's warrants giving access

to the Company's common shares

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue warrants giving right to the allocation of debt

 securities

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital by issuing common shares

and/or warrants giving access to the Company's

capital reserved for Members of a Company Savings

Plan of the Company or its affiliates

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

freely grant Company's shares to the employees and

eligible Corporate Managers of the Company or its

affiliates

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

grant subscription options and/or purchase Company's

common shares to the employees and eligible Corporate

 Managers of the Company or its affiliates

PROPOSAL #E.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

acquired by the Company as part of its program of

share repurchase

PROPOSAL #E.25: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EVA AIRWAYS CORPORATION

  TICKER:                  N/A                 CUSIP:   Y2361Y107

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of corporate bonds via                ISSUER             NO              N/A                  N/A

private placement

PROPOSAL #A.4: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Receive the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for off                ISSUER            YES             FOR                  FOR

setting deficit of year 2009

PROPOSAL #B.3: Approve revise the procedures monetary        ISSUER            YES             FOR                  FOR

 loans and the procedures of endorsement and guarantee

PROPOSAL #B.4: Other issues                                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B.5: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EVEREST RE GROUP, LTD.

  TICKER:                  RE                   CUSIP:   G3223R108

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: KENNETH J. DUFFY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH V. TARANTO                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO APPOINT PRICEWATERHOUSECOOPERS LLP AS        ISSUER            YES             FOR                  FOR

 THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM FOR

THE YEAR ENDING DECEMBER 31, 2010 AND AUTHORIZE THE

BOARD OF DIRECTORS ACTING BY THE AUDIT COMMITTEE OF

THE BOARD TO SET THE FEES FOR THE REGISTERED PUBLIC

ACCOUNTING FIRM.

PROPOSAL #3: TO APPROVE THE EVEREST RE GROUP, LTD.            ISSUER            YES             FOR                  FOR

2010 STOCK INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EVERGREEN MARINE CORP TAIWAN LTD

  TICKER:                  N/A                 CUSIP:   Y23632105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of convertible bonds                    ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution           ISSUER            YES             FOR                  FOR

PROPOSAL #B.3: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans, endorsement and guarantee

PROPOSAL #B.4: Other issues                                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B.5: Extraordinary Motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EVN AG, MARIA ENZERSDORF AM GEBIRGE

  TICKER:                  N/A                 CUSIP:   A19833101

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of statement          ISSUER            YES             FOR                  FOR

of accounts

PROPOSAL #2.: Approve the usage of earnings                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and Supervisory Board

PROPOSAL #4.: Elect the balance sheet Auditor                      ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the increased capital                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Amend Section 5 and 14 of the Articles         ISSUER            YES             FOR                  FOR

of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXELON CORPORATION

  TICKER:                  EXC                 CUSIP:   30161N101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN A. CANNING,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: M. WALTER                     ISSUER            YES             FOR                  FOR

D'ALESSIO

PROPOSAL #1C: ELECTION OF DIRECTOR: NICHOLAS                       ISSUER            YES             FOR                  FOR

DEBENEDICTIS

PROPOSAL #1D: ELECTION OF DIRECTOR: BRUCE DEMARS                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: NELSON A. DIAZ             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: SUE L. GIN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ROSEMARIE B. GRECO      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PAUL L. JOSKOW             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RICHARD W. MIES           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JOHN M. PALMS               ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: WILLIAM C.                   ISSUER            YES             FOR                  FOR

RICHARDSON

PROPOSAL #1L: ELECTION OF DIRECTOR: THOMAS J. RIDGE           ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: JOHN W. ROGERS,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1N: ELECTION OF DIRECTOR: JOHN W. ROWE                ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: STEPHEN D.                   ISSUER            YES             FOR                  FOR

STEINOUR

PROPOSAL #1P: ELECTION OF DIRECTOR: DON THOMPSON                ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE APPROVAL OF EXELON CORPORATION'S            ISSUER            YES             FOR                  FOR

2011 LONG-TERM INCENTIVE PLAN.

PROPOSAL #03: THE RATIFICATION OF                                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS EXELON'S INDEPENDENT

ACCOUNTANT FOR THE YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXOR S.P.A., TORINO

  TICKER:                  N/A                 CUSIP:   T3833E105

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appointment of preferred shareholders            ISSUER             NO              N/A                  N/A

common representative and emolument

PROPOSAL #2: Approve the resolution on the expenses          ISSUER             NO              N/A                  N/A

safeguarding the common interests of preferred

shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXOR S.P.A., TORINO

  TICKER:                  N/A                 CUSIP:   T3833E113

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the separated financial                       ISSUER             NO              N/A                  N/A

statements at 31 DEC 2009 adjournment thereof

PROPOSAL #2: Approve the resolutions about buy and            ISSUER             NO              N/A                  N/A

sell own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXPEDIA, INC.

  TICKER:                  EXPE               CUSIP:   30212P105

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: A. GEORGE SKIP BATTLE                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARRY DILLER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JONATHAN L. DOLGEN                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: WILLIAM R. FITZGERALD                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: CRAIG A. JACOBSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VICTOR A. KAUFMAN                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: PETER M. KERN                                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DARA KHOSROWSHAHI                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN C. MALONE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSE A. TAZON                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF ERNST &          ISSUER            YES             FOR                  FOR

YOUNG LLP AS EXPEDIA'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXPEDITORS INT'L OF WASHINGTON, INC.

  TICKER:                  EXPD               CUSIP:   302130109

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARK A. EMMERT             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: R. JORDAN GATES           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAN P.                          ISSUER            YES             FOR                  FOR

KOURKOUMELIS

PROPOSAL #1D: ELECTION OF DIRECTOR: MICHAEL J. MALONE        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN W. MEISENBACH      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: PETER J. ROSE               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES L.K. WANG           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT R. WRIGHT         ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVE AND RATIFY ADOPTION OF THE 2010         ISSUER            YES             FOR                  FOR

STOCK OPTION PLAN

PROPOSAL #3: RATIFY THE APPOINTMENT OF KPMG, LLP AS          ISSUER            YES             FOR                  FOR

THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXPERIAN PLC

  TICKER:                  N/A                 CUSIP:   G32655105

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Approve the report on Directors                     ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #3.: Elect Mr. Chris Callero as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4.: Re-elect Mr. John Peace as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5.: Re-elect Mr. Laurence Danon as a                   ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #6.: Re-elect Sir. Alan Rudge as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         AGAINST           AGAINST

as the Auditor of the Company

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES         AGAINST           AGAINST

the Auditors remuneration

PROPOSAL #9.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.10: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

pre-emption rights

PROPOSAL #S.11: Authorize the Directors purchase the         ISSUER            YES             FOR                  FOR

Companys own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXPRESS SCRIPTS, INC.

  TICKER:                  ESRX               CUSIP:   302182100

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GARY G. BENANAV           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: FRANK J. BORELLI         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MAURA C. BREEN             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: NICHOLAS J.                 ISSUER            YES             FOR                  FOR

LAHOWCHIC

PROPOSAL #1E: ELECTION OF DIRECTOR: THOMAS P. MAC              ISSUER            YES             FOR                  FOR

MAHON

PROPOSAL #1F: ELECTION OF DIRECTOR: FRANK MERGENTHALER      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WOODROW A MYERS,         ISSUER            YES             FOR                  FOR

JR. MD

PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN O. PARKER,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: GEORGE PAZ                    ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: SAMUEL K. SKINNER        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: SEYMOUR STERNBERG        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: BARRETT A. TOAN           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS FOR 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING REPORT      SHAREHOLDER        YES         ABSTAIN           AGAINST

ON POLITICAL CONTRIBUTIONS.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

INDEPENDENT BOARD CHAIR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXXARO RES LTD

  TICKER:                  N/A                 CUSIP:   S26949107

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual financial          ISSUER            YES             FOR                  FOR

statements of the group for the period ended 31 DEC

2009, including the Directors report and the report

of the Auditors thereon

PROPOSAL #2: Ratify the re-appointment of Deloitte            ISSUER            YES             FOR                  FOR

and Touche as Auditors of the Company and appoint BW

Smith as the designated audit partner for the ensuing

PROPOSAL #3: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 Auditors remuneration for the period ended 31 DEC

PROPOSAL #4.1: Re-elect Mr. CI Griffith to the Board,        ISSUER            YES             FOR                  FOR

 who retires in terms of Article 15.2 of the Articles

 of Association of the Company

PROPOSAL #4.2: Re-elect Ms. N. Langeni to the Board,         ISSUER            YES             FOR                  FOR

who retires in terms of Article 15.2 of the Articles

of Association of the Company

PROPOSAL #5.1: Re-elect JJ Geldenhuys as a Director,         ISSUER            YES             FOR                  FOR

who retires in terms of Articles 16.1 of the Articles

 of Association of the Company

PROPOSAL #5.2: Re-elect U Khumalo as a Director, who         ISSUER            YES         AGAINST           AGAINST

retires in terms of Articles 16.1 of the Articles of

Association of the Company

PROPOSAL #5.3: Re-elect RP Mohring as a Director, who        ISSUER            YES             FOR                  FOR

 retires in terms of Articles 16.1 of the Articles of

 Association of the Company

PROPOSAL #6.: Approve the remuneration for the period        ISSUER            YES             FOR                  FOR

 01 JAN 2010 to 31 DEC 2010 as follows: Chairman:

current ZAR 399,600 proposed ZAR 433,600, Director:

current ZAR 184,440 proposed ZAR 200,120, Audit

Committee Chairman: current ZAR 170,400 proposed ZAR

184,880, Audit Committee Member ZAR 90,000 proposed

ZAR 97,650, Board Committee Chairman: current ZAR

132,000 proposed ZAR 143,220, and Board Committee

Member current ZAR 63,000 proposed ZAR 68,340

PROPOSAL #7: Authorize the Directors, subject to the         ISSUER            YES             FOR                  FOR

provisions of Article 3.2 of the Articles of

Association of the Company, the provisions of the

Companies Act, 61 of 1973, as amended, and the

Listings Requirements of the JSE, to allot and issue

at their discretion until the next annual general

meeting of the Company authorized but unissued shares

 for such purposes as they may determine, after

setting aside so many shares as may be required,

subject to Article 3.2 of the Articles of Association

 of the Company, to be allotted and issued by the

company pursuant to the Company's approved employee

share incentive schemes

PROPOSAL #8: Authorize the Directors, subject to                ISSUER            YES             FOR                  FOR

Article 3.2 of the Articles of Association of the

Company, the provisions of the Companies Act, 61 of

1973, as amended, and the Listings Requirements of

the JSE, by way of a general authority, to allot and

issue ordinary shares for cash on the following

basis, after setting aside so many shares as may be

required, subject to Article 3.2 of the Articles of

Association of the Company, to be allotted and issued

 by the Company pursuant to the schemes, to any

public shareholder, as defined by the Listings

Requirements of the JSE, as and when suitable

opportunities arise, subject to the following

PROPOSAL #9: Amend, in accordance with the amendments        ISSUER            YES             FOR                  FOR

 to Schedule 14 of the JSE Listings Requirements, the

 Deferred Bonus Plan 2006, the Long-term Incentive

Plan 2006 and the Share Appreciation Right Scheme

2006, established and approved by shareholders of the

 Company in 2006 (the 2006 Incentive Plans) in order

to give effect to the amendments summarized in the

Appendices attached to the notice of AGM

PROPOSAL #10: Approve, subject to the adoption of              ISSUER            YES             FOR                  FOR

Resolution 9 and in terms of Sections 221 and 222 of

the Companies Act No. 61 of 1973 (as amended), the

allotment and issue of shares by the Board, as a

specific authority, pursuant to the provisions of the

 2006 Incentive Plans, of such allowable maximum

number of ordinary shares as provided thereunder and

subject to the terms and conditions of the 2006

PROPOSAL #S.1: Authorize the Company or any                        ISSUER            YES             FOR                  FOR

subsidiary of the Company, subject to the Companies

Act, 61 of 1973, as amended, (the Act), Article 36 of

 the Articles of Association of the Company or

Articles of Association of a subsidiary respectively

and the Listings Requirements of the JSE, from time

to time, to purchase shares issued by itself or

shares in its holding company, as and when deemed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EXXON MOBIL CORPORATION

  TICKER:                  XOM                 CUSIP:   30231G102

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: M.J. BOSKIN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: P. BRABECK-LETMATHE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.R. FAULKNER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.S. FISHMAN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: K.C. FRAZIER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.W. GEORGE                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.C. NELSON                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.J. PALMISANO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.S REINEMUND                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.W. TILLERSON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E.E. WHITACRE, JR.                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS            ISSUER            YES             FOR                  FOR

(PAGE 52)

PROPOSAL #03: SPECIAL SHAREHOLDER MEETINGS (PAGE 54)     SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: INCORPORATE IN NORTH DAKOTA (PAGE 55)       SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #05: SHAREHOLDER ADVISORY VOTE ON EXECUTIVE    SHAREHOLDER        YES         AGAINST               FOR

COMPENSATION (PAGE 56)

PROPOSAL #06: AMENDMENT OF EEO POLICY (PAGE 57)              SHAREHOLDER        YES             FOR               AGAINST

PROPOSAL #07: POLICY ON WATER (PAGE 59)                            SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #08: WETLANDS RESTORATION POLICY (PAGE 60)       SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #09: REPORT ON CANADIAN OIL SANDS (PAGE 62)     SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #10: REPORT ON NATURAL GAS PRODUCTION (PAGE    SHAREHOLDER        YES         ABSTAIN           AGAINST

64)

PROPOSAL #11: REPORT ON ENERGY TECHNOLOGY (PAGE 65)       SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #12: GREENHOUSE GAS EMISSIONS GOALS (PAGE 67)  SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #13: PLANNING ASSUMPTIONS (PAGE 69)                   SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  EZAKI GLICO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J13314109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAIRFAX FINL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   303901102

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Anthony F. Griffiths as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Robert J. Gunn as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Alan D. Horn as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of David L. Johnston as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Timothy R. Price as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Brandon W. Sweitzer as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of V. Prem Watsa as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

LLP as the Auditors

PROPOSAL #3: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: Approve the shareholders

request that Fairfax Financial Holdings answer the

next CDP questionnaire, which will be distributed to

Companies in FEB 2010, in accordance with the

applicable CDP Guidance

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAIRFAX MEDIA LTD, SYDNEY

  TICKER:                  N/A                 CUSIP:   Q37116102

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                 ISSUER             NO              N/A                  N/A

Directors' report and the Auditor's report of the

Company and its controlled entities for the FYE 28

JUN 2009

PROPOSAL #2.: Re-elect Mr. Roger Corbett as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Constitution

PROPOSAL #3.: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: elect Mr. Steve Harris as a

Director of the Company

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: elect Mr. Stephen Mayne as a

Director of the Company

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: elect Mr. Gerard Noonan as a

Director of the Company

PROPOSAL #6.: Approve the Company's remuneration                ISSUER            YES             FOR                  FOR

report for the FYE 28 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FALABELLA SOCIEDAD ANOMINA COMERCIAL E INDUSTRIAL

  TICKER:                  N/A                 CUSIP:   P3880F108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, balance                 ISSUER            YES             FOR                  FOR

sheet, income statement and opinion of the Outside

Auditors for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the distribution of the profit          ISSUER            YES             FOR                  FOR

from the 2009 FY

PROPOSAL #3: Approve the dividend policy                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of the Board of Directors                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Approve the remuneration of the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #6: Approve the designation of Outside                 ISSUER            YES             FOR                  FOR

Auditors and risk classifiers for the 2010 FY

PROPOSAL #7: Approve the designation of the daily              ISSUER            YES             FOR                  FOR

newspaper in which the notices of the Company will be

 published

PROPOSAL #8: Approve the account of the transactions         ISSUER            YES             FOR                  FOR

referred to in title XVI of Law number 18,046

PROPOSAL #9: Receive the report from the Executive            ISSUER            YES             FOR                  FOR

Committee and determine the budget, expenses and

establishment of remuneration

PROPOSAL #10: Other matters                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAMILY DOLLAR STORES, INC.

  TICKER:                  FDO                 CUSIP:   307000109

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARK R. BERNSTEIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAMELA L. DAVIES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHARON ALLRED DECKER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD C. DOLBY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GLENN A. EISENBERG                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOWARD R. LEVINE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE R. MAHONEY, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES G. MARTIN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARVEY MORGAN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DALE C. POND                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAMILYMART CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J13398102

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Corporate Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FANUC LTD.

  TICKER:                  N/A                 CUSIP:   J13440102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES         ABSTAIN           AGAINST

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAR EASTERN INTERNATIONAL BANK

  TICKER:                  N/A                 CUSIP:   Y7540U108

  MEETING DATE:      1/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to take over the asset,                     ISSUER            YES         ABSTAIN           AGAINST

liabilities and business proposal of domestic

business site of Chinfon Bank

PROPOSAL #2.: Elect Shen Ping as an Independent                 ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #3.: Approve to release the prohibition on          ISSUER            YES         ABSTAIN           AGAINST

Directors from participation in competitive business

PROPOSAL #4.: Extraordinary motions                                       ISSUER            YES         ABSTAIN               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAR EASTERN INTERNATIONAL BANK

  TICKER:                  N/A                 CUSIP:   Y7540U108

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 financial statements                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.1 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, staff bonus, proposed stock

dividend: 34.9 shares for 1,000 shares held

PROPOSAL #B.5: Approve the issuance of new shares,            ISSUER            YES         AGAINST           AGAINST

preferred shares or convertible bonds via private

placement

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAR EASTERN NEW CENTURY CORPORATION

  TICKER:                  N/A                 CUSIP:   Y24374103

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 financial statements                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of the corporate bonds                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

proposed cash dividend TWD 1.3 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed stock dividend: 20

shares for 1,000 shares held

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans and the procedures of endorsement and

guarantee

PROPOSAL #B.6: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAR EASTERN TEXTILE CO LTD

  TICKER:                  N/A                 CUSIP:   Y24374103

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to rename the Company and the          ISSUER            YES             FOR                  FOR

revision to the Articles of Association

PROPOSAL #2.: Extemporary motions                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAR EASTONE TELECOMMUNICATIONS CO LTD

  TICKER:                  N/A                 CUSIP:   Y7540C108

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 financial statements                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The proposal of merger with KG                     ISSUER             NO              N/A                  N/A

Telecommunications Co., Ltd., unlisted

PROPOSAL #A.5: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board meeting

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend TWD 2.8 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve the issuance of new shares via        ISSUER            YES             FOR                  FOR

 private placement

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FARADAY TECHNOLOGY CORP.

  TICKER:                  N/A                 CUSIP:   Y24101100

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board meeting

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2 Per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of Monetary Loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FAST RETAILING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J1346E100

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                     ISSUER            YES             FOR                  FOR

Revisions Related to Dematerialization of Shares and

the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FASTENAL COMPANY

  TICKER:                  FAST               CUSIP:   311900104

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT A. KIERLIN                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: STEPHEN M. SLAGGIE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL M. GOSTOMSKI                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HUGH L. MILLER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLARD D. OBERTON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. DOLAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: REYNE K. WISECUP                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J.ANCIUS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SCOTT A. SATTERLEE                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS INDEPENDENT AUDITORS FOR THE 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FEDERAL GRID CO UNI ENERGY SYS JT STK CO

  TICKER:                  N/A                 CUSIP:   X2393G109

  MEETING DATE:      10/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect the Chairman of the Management            ISSUER            YES             FOR                  FOR

Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FEDERAL GRID CO UNI ENERGY SYS JT STK CO

  TICKER:                  N/A                 CUSIP:   X2393G109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report of the                   ISSUER            YES             FOR                  FOR

Company for 2009 FY

PROPOSAL #2: Approve the balance sheet for 2009 FY            ISSUER            YES             FOR                  FOR

including profit and loss account statement

PROPOSAL #3: Approve the profit and loss distribution        ISSUER            YES             FOR                  FOR

 including dividend payment for 2009 FY

PROPOSAL #4: Approve the dividend payment for 2009 FY        ISSUER            YES             FOR                  FOR

 [the Board of Directors recommended not paying out

the dividends for 2009]

PROPOSAL #5: Approve the remuneration to be paid to          ISSUER            YES             FOR                  FOR

the Members of the Board of Directors

PROPOSAL #6.1: Election of Auev Boris Il'ich as a              ISSUER            YES         AGAINST           AGAINST

Board of Director

PROPOSAL #6.2: Election of Budargin Oleg Mikhailovich        ISSUER            YES         AGAINST           AGAINST

 as a Board of Director

PROPOSAL #6.3: Election of Kutovoy Georgiy Petrovich         ISSUER            YES         AGAINST           AGAINST

as a Board of Director

PROPOSAL #6.4: Election of Makarov Alexey                            ISSUER            YES         AGAINST           AGAINST

Alexandrovich as a Board of Director

PROPOSAL #6.5: Election of Malishev Andrey Borisovich        ISSUER            YES         AGAINST           AGAINST

 as a Board of Director

PROPOSAL #6.6: Election of Ponomarev Dmitry                        ISSUER            YES         AGAINST           AGAINST

Valerievich as a Board of Director

PROPOSAL #6.7: Election of Seveznev Kirill                          ISSUER            YES             FOR                  FOR

Gennadievich as a Board of Director

PROPOSAL #6.8: Election of Solov'ev Yuriy Alekseevich        ISSUER            YES             FOR                  FOR

 as a Board of Director

PROPOSAL #6.9: Election of Fedorov Denis                              ISSUER            YES             FOR                  FOR

Vladimirovich as a Board of Director

PROPOSAL #6.10: Election of Ferlengi Ernesto as a              ISSUER            YES             FOR                  FOR

Board of Director

PROPOSAL #6.11: Election of Hvalin Igor Vladimirovich        ISSUER            YES         AGAINST           AGAINST

 as a Board of Director

PROPOSAL #6.12: Election of Sharipov Rashid                        ISSUER            YES         AGAINST           AGAINST

Ravelevich as a Board of Director

PROPOSAL #6.13: Election of Shmatko Sergey Ivanovich         ISSUER            YES         AGAINST           AGAINST

as a Board of Director

PROPOSAL #7.1: Election of Gorevoy Dmitry                            ISSUER            YES             FOR                  FOR

Mikhailovich as a Audit Commission

PROPOSAL #7.2: Election of Drokova Anna Valerievna as        ISSUER            YES             FOR                  FOR

 a Audit Commission

PROPOSAL #7.3: Election of Kolyada Andrey Sergeevich         ISSUER            YES             FOR                  FOR

as a Audit Commission

PROPOSAL #7.4: Election of Raspopov Vladimir                       ISSUER            YES             FOR                  FOR

Vladimirovich as a Audit Commission

PROPOSAL #7.5: Election of Tikhonova Mariya                        ISSUER            YES             FOR                  FOR

Gennadievna as a Audit Commission

PROPOSAL #8: Approve the External Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the new edition of the Charter          ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #10: Approve the new edition of the internal        ISSUER            YES         AGAINST           AGAINST

 documents

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FEDEX CORPORATION

  TICKER:                  FDX                 CUSIP:   31428X106

  MEETING DATE:      9/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JAMES L. BARKSDALE      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN A. EDWARDSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JUDITH L. ESTRIN         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J.R. HYDE, III             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SHIRLEY A. JACKSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: STEVEN R. LORANGER      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: GARY W. LOVEMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: SUSAN C. SCHWAB           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: FREDERICK W. SMITH      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JOSHUA I. SMITH           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DAVID P. STEINER         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: PAUL S. WALSH               ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED         ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

INDEPENDENT BOARD CHAIRMAN.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING SPECIAL    SHAREHOLDER        YES         AGAINST               FOR

SHAREOWNER MEETINGS.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER VOTE ON EXECUTIVE PAY.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING HEALTH      SHAREHOLDER        YES         ABSTAIN           AGAINST

CARE REFORM PRINCIPLES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FENG HSIN IRON & STEEL CO LTD

  TICKER:                  N/A                 CUSIP:   Y24814108

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business reports                              ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.0 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

Monetory Loans

PROPOSAL #B.6: Extraordinary motions                                     ISSUER            YES             FOR               AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FERROVIAL SA, MADRID

  TICKER:                  N/A                 CUSIP:   E49512119

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report on the Article 116            ISSUER            YES             FOR                  FOR

bis of the Spanish Stock Market Law

PROPOSAL #2: Approve the report on the new Bylaws of         ISSUER            YES             FOR                  FOR

the Board Members

PROPOSAL #3: Approve the individual and consolidated         ISSUER            YES             FOR                  FOR

annual accounts and Management report

PROPOSAL #4.1: Approve the application of the result         ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Approve the distribution of dividends         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the Management of the Board                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Appointment by cooptation of Karlovy SL         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #8.1: Approve the remuneration to the Board         ISSUER            YES         AGAINST           AGAINST

based on shares

PROPOSAL #8.2: Approve the variable remuneration up          ISSUER            YES             FOR                  FOR

to 12000 Euros by giving shares

PROPOSAL #9: Grant delegation of powers                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FERTILIZANTES FOSFATADOS SA-FOSFERTIL

  TICKER:                  N/A                 CUSIP:   P39589117

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: To take cognizance of the resignations          ISSUER             NO              N/A                  N/A

presented by full members of the Board of Directors

of the Company and their respective alternates

PROPOSAL #B: To determine the number of Members who          ISSUER             NO              N/A                  N/A

will make up the Board of Directors of the Company

for the current term in office

PROPOSAL #C: Election, because of the provision in            ISSUER            YES             FOR                  FOR

Paragraph 3 of Article 141 of law number 6404 1976,

of the full Members of the Board of Directors of the

Company and their respective alternates, except for

those elected by a separate vote of the employees, in

 accordance with Article 13, Paragraph 1, line a, of

the Corporate Bylaws of the Company, who will remain

in their respective positions

PROPOSAL #D: To change the aggregate annual                        ISSUER             NO              N/A                  N/A

remuneration of the Managers of the Company

PROPOSAL #E: To take cognizance of the resignations          ISSUER             NO              N/A                  N/A

presented by full members of the finance committee of

 the company and their respective alternates elected

by shareholders owning the majority of the voting

share capital

PROPOSAL #F: Election of full Members of the Finance         ISSUER            YES             FOR                  FOR

Committee of the Company and their respective

alternates to replace the members who have resigned

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIAT S P A

  TICKER:                  N/A                 CUSIP:   T4210N122

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the statutory financial                     ISSUER             NO              N/A                  N/A

statements at 31 DEC 2009 and the allocation of net

profit for the year

PROPOSAL #2.: Grant authority to purchase and                     ISSUER             NO              N/A                  N/A

disposal of own shares

PROPOSAL #3.: Approve the resolutions pursuant to              ISSUER             NO              N/A                  N/A

Article 114-BIS of Legislative Decree 58/98

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIDELITY NAT'L INFORMATION SERVICES INC

  TICKER:                  FIS                 CUSIP:   31620M106

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ISSUANCE OF SHARES OF            ISSUER            YES             FOR                  FOR

FIS COMMON STOCK AS CONTEMPLATED BY THE AGREEMENT AND

 PLAN OF MERGER, DATED AS OF MARCH 31, 2009, BY AND

AMONG FIDELITY NATIONAL INFORMATION SERVICES, INC.,

CARS HOLDINGS, LLC, AND METAVANTE TECHNOLOGIES, INC.,

 AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

PROPOSAL #02: TO APPROVE THE ISSUANCE OF 12,861,736          ISSUER            YES             FOR                  FOR

SHARES OF FIS COMMON STOCK TO BE PURCHASED BY

AFFILIATES OF THOMAS H. LEE PARTNERS, L.P. AS

CONTEMPLATED BY THE INVESTMENT AGREEMENT, DATED AS OF

 MARCH 31, 2009, BY AND BETWEEN FIS AND THE INVESTORS

 NAMED THEREIN, AS SUCH AGREEMENT MAY BE AMENDED FROM

 TIME TO TIME.

PROPOSAL #03: TO APPROVE THE ISSUANCE OF 3,215,434            ISSUER            YES             FOR                  FOR

SHARES OF FIS COMMON STOCK TO BE PURCHASED BY

FIDELITY NATIONAL FINANCIAL, INC. AS CONTEMPLATED BY

THE INVESTMENT AGREEMENT, DATED AS OF MARCH 31, 2009,

 BY AND BETWEEN FIS AND THE INVESTORS NAMED THEREIN,

AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME.

PROPOSAL #04: TO APPROVE THE ADJOURNMENT OF THE                 ISSUER            YES             FOR                  FOR

SPECIAL MEETING, INCLUDING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN THE

EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME

 OF THE SPECIAL MEETING TO APPROVE ANY OF THE

FOREGOING PROPOSALS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIDELITY NAT'L INFORMATION SERVICES INC

  TICKER:                  FIS                 CUSIP:   31620M106

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHAN A. JAMES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES NEARY                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK R. MARTIRE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIFTH THIRD BANCORP

  TICKER:                  FITB               CUSIP:   316773100

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DARRYL F. ALLEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ULYSSES L. BRIDGEMAN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EMERSON L. BRUMBACK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES P. HACKETT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY R. HEMINGER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEWELL D. HOOVER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KEVIN T. KABAT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MITCHEL D. LIVINGSTON                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENDRIK G. MEIJER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN J. SCHIFF, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DUDLEY S. TAFT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARSHA C. WILLIAMS                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO AMEND THE ARTICLES OF INCORPORATION          ISSUER            YES             FOR                  FOR

AND CODE OF REGULATIONS TO PROVIDE FOR MAJORITY

VOTING IN UNCONTESTED ELECTIONS OF DIRECTORS.

PROPOSAL #3: TO AMEND THE ARTICLES OF INCORPORATION          ISSUER            YES             FOR                  FOR

AND CODE OF REGULATIONS TO ELIMINATE CUMULATIVE

VOTING IN ELECTIONS OF DIRECTORS.

PROPOSAL #4: THE PROPOSAL DESCRIBED IN THE PROXY                ISSUER            YES             FOR                  FOR

STATEMENT TO AMEND THE CODE OF REGULATIONS TO PERMIT

THE DIRECTORS TO FURTHER AMEND THE CODE OF

REGULATIONS WITHOUT SHAREHOLDER CONSENT TO THE EXTENT

 PERMITTED BY OHIO LAW.

PROPOSAL #5: APPROVAL OF AN ADVISORY VOTE ON                       ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION.

PROPOSAL #6: APPROVAL OF THE APPOINTMENT OF THE FIRM         ISSUER            YES             FOR                  FOR

OF DELOITTE & TOUCHE LLP TO SERVE AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR

 THE YEAR 2010.

PROPOSAL #7: PROPOSAL TO REQUEST THAT THE BOARD OF        SHAREHOLDER        YES         AGAINST               FOR

DIRECTORS ADOPT A  POLICY THAT THE CHAIRMAN OF THE

BOARD SHALL BE A DIRECTOR WHO IS INDEPENDENT FROM

FIFTH THIRD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FINANCIAL TECHNOLOGIES (INDIA) LTD

  TICKER:                  N/A                 CUSIP:   Y24945118

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit and loss

account for the YE on that date together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve to pay the interim dividend and        ISSUER            YES             FOR                  FOR

 declare a final dividend on equity shares

PROPOSAL #3.: Re-appoint Mr. P.G. Kakodkar as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Section 224 and other applicable provisions, if

any, of the Companies Act, 1956, including any

amendments thereof or re-enactment thereof M/s.

Deloitte Haskins & Sells, Chartered Accountants,

Mumbai, as the statutory Auditors of the Company to

hold office from the conclusion of this AGM until the

 conclusion of the next AGM at a remuneration as may

be mutually agreed to between the Board of Directors/

 Committee M/s. Deloitte Haskins & Sells, Chartered

Accountants and reimbursement of out-of-pocket in

connection with the work of audit to be carried out

by them

PROPOSAL #S.5: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269, 309 and all other applicable

provisions, if any, of the Companies Act, 1956

including any amendment thereof re-enactment thereof

[the Act] read with Schedule XIII to the Act as

recommended by the Remuneration and Compensation

Committee, the re-appointment of Mr. Jignesh P. Shah

as a Managing Director of the Company for a further

period of 3 years commencing from 31 JAN 2009 on such

 terms and conditions including remuneration,

commission and minimum remuneration as specified with

 the authority to the Board of Directors/ committee

to grant increments with the range stated therein and

 so alter and vary from time to time, the terms and

conditions of the said re-appointment in such manner

as may be agreed to between the Board of

Directors/Committee and Mr. Jignesh P. Shah;

authorize the Board to take all such steps as may be

necessary, proper and expedient to give effect to

PROPOSAL #S.6: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269, 309 and other applicable

provisions, if any, of the Companies Act, 1956

including any amendment thereof re-enactment thereof

[the Act] read with Schedule XIII to the Act as

recommended by the Remuneration and Compensation

Committee, the re-appointment of Mr. Dewang Neralla

as whole-time Director of the Company for a further

period of 3 years commencing from 31 JAN 2009 on such

 terms and conditions including remuneration and

minimum remuneration as specified with the authority

to the Board of Directors/ committee to grant

increments with the range stated therein and so alter

 and vary from time to time, the terms and conditions

 of the said re-appointment in such manner as may be

agreed to between the Board of Directors/ committee

and Mr. Dewang Neralla; authorize the Board to take

all such steps as may be necessary, proper and

expedient to give effect to this resolution

PROPOSAL #7.: Appoint Mr. Chandrakant Kamdar as a              ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation; and authorize the Board to take all such

steps as may be necessary, proper and expedient to

give effect to this resolution

PROPOSAL #8.: Appoint Mr. R. Devarajan as a Director         ISSUER            YES             FOR                  FOR

of the Company, who is liable to retire by rotation;

and authorize the Board to take all such steps as may

 be necessary, proper and expedient to give effect to

 this resolution

PROPOSAL #S.9: Authorize the Board, pursuant to the          ISSUER            YES             FOR                  FOR

provisions of Section 81(1A) and other applicable

provisions, if any, of the Companies Act, 1956

including any amendments hereto or re-enactment

thereof, and all other applicable provisions, if, any

 of the Companies Act, 1956 [the Act] and in

accordance with the provisions of the Memorandum and

Articles of Association of the Company, provisions of

 the Securities & Exchange Board of India [Employee

Stock Option Scheme and Employee Stock Purchase

Scheme] Guidelines, 1999 as amended from time to time

 [the Guidelines], the Listing Agreement entered into

 with the Stock Exchange where the securities of the

Company are listed or other relevant authority from

time to time, to the extent applicable and subject to

 such other conditions and modifications as may be

prescribed or imposed while granting such approvals,

permission and sanctions, which may be agreed, to

create, offer and agent and grant, issue and allot at

 any time to or to the benefit of such person(s) who

are in permanent employment of the Company, including

 Director of the Company whether working in India or

Abroad or otherwise except the Promoter Director

under Employees Stock Option Scheme, 2009 [the ESOP

Scheme 2009] or through trust such number of equity

linked instruments [including

warrants/options/restricted stock units ['RSU's]

and/or performance options, exercisable into equity

shares, hereinafter collectively referred to as

'securities'], which shall not exceed 9,00,000 or 2%

of the paid-up equity share capital of the Company as

 referred to in this Resolution 9 on the date of

grant of option(s) convertible into equivalent number

 of securities [incase of bonus and rights issues and

 split of shares, the aggregate number of stock

options would increase in the proportion of bonus and

 rights and split of shares], of such price in one or

 more tranches and on such terms and conditions as

may be fixed or determined by the Board/Committee;

the said securities may be granted/allotted directly

to such employees/directors of the Company in

accordance with ESOP Scheme 2009 or through a trust

which may be set-up by the Board/Committee of the

Directors of the Company in any permissible manner;

the issue of securities to any non-resident

employee[s], non-resident Director[s] shall be

subject to approval[s], permissions or consents as

may be necessary from the Reserve Bank of India or

any other authority in this regard, if any; that the

new equity shares to be issued and allotted by the

Company in the manner aforesaid shall rank pari passu

 in all respects with the existing equity shares of

the Company; the Company conform with the accounting

policies prescribed from time to time under the

guidelines; authorize the board to take necessary

steps for listing of the securities allotted on the

exchanges where the Company's equity shares and

listed as per the terms and conditions of the listing

 agreement entered into with the Stock Exchanges and

other applicable guidelines, rules and regulations;

PROPOSAL #S.10: Authorize the Board of Directors,              ISSUER            YES             FOR                  FOR

pursuant to the provisions of Section 81(1A) and

other applicable provisions, if any, of the Companies

 Act, 1956 including any amendments thereto or re-

enactment thereof, [the Act] and in accordance with

the provisions of the Memorandum and Articles of

Association of the Company, provisions of the

Securities and Exchange Board of India [Employee

Stock Option Scheme and Employee Stock Purchase

Scheme] Guidelines, 1999 as amended from time to time

 [the Guidelines] the Listing agreement entered into

the Stock Exchanges where the Securities of the are

listed or other relevant authority from time to time,

 to the extent applicable and extend to other

conditions and modifications as may be prescribed or

imposed while granting such approvals, permissions

and sanctions which may be agreed to the Board of

Directors of the Company [herein after referred to as

 Board], to issue and allot at any time to or to the

benefit of such persons who are in permanent

employment of the subsidiary of the Company,

including the Directors of the Subsidiary Companies,

whether working in India or abroad or otherwise

except the Promoters Directors under the Employee

Stock Option Scheme, 2009 [the ESOP scheme, 2009]/or

through trust such number of equity linked

instruments including Warrants/Options/Restricted

Stock units [RSU's] and/or performance options

exercisable into equity shares herein after

collectively referred to as Securities], which shall

not exceed with in the aggregate limit of 9,00,000 or

 2% of the paid up equity share capital of the

company as referred to in Resolution No. 9 above as

on the date of grant of options convertible into

equivalent number of securities [incase of bonus and

right issues and split of shares the aggregate number

 of stock options would increase in the proportion of

 bonus and rights and split of shares] at such price

in 1 or more tranches and on such terms and

conditions as may be fixed or determined by the

Board/Committee; the said securities may be granted /

 allotted directly to such employees/ Directors of

the Company in accordance with the ESOP scheme with

the ESOP scheme- 2009 or through a trust which may be

 set up by the Board/Committee of Directors of the

Company in any permissible manner; the issue if

securities to any non resident employee[s] non

resident Directors of the Company in any permissible

manner; the issue of securities to any non resident

employee[s] non resident Director[s] shall be subject

 to approvals[s] permissions or consents as may be

necessary from the Reserve Bank of India or any other

 relevant authority in this; the new equity shares to

 be issued and allotted by the Company in the manner

aforesaid shall rank pari- passu in respects with the

 existing equity shares of the Company; the Company

conform the accounting policies from time to time

under the guidelines; authorize the Board to take

necessary steps for Listing Securities allotted on

the exchange where the Company's equity shares are

PROPOSAL #S.11: Authorize the Board of Directors of          ISSUER            YES         AGAINST           AGAINST

the Company, pursuant to the provisions of Section

81(1A) and other applicable provisions, if any, of

the Companies Act, 1956 including any amendments

thereto or re-enactments thereof [the Act] [including

 any statutory amendments thereto or modifications or

 re-enactments thereof for the time being in force]

and in accordance with the provisions of the

memorandum and Articles of Association of the Company

 and in accordance with the Regulations/Guidelines,

if, any prescribed by the Securities and Exchange

Board of India [SEBI], the Reserve Bank of India

[RBI], the Foreign Exchange Management Act, 1999

[FEMA], the provisions of the issue of Foreign

Currency Convertible Bonds [through Depository

Mechanism] Scheme, 1993 [including any statutory

amendments thereto or modifications or re-enactments

thereof for the time being in force] and the Listing

Agreement entered into by the Company with the Stock

Exchanges where the shares of the Company are listed

and all other applicable laws and Regulations issued

by any appropriate or statutory authority and subject

 to the Company obtaining all approvals, consents,

sanctions and permissions as may be required from the

 Government of India [GOI] and the Reserve Bank of

India [the RBI] SEBI, Stock Exchanges and any and all

 governmental or regulatory authorities and subject

to such conditions and are acceptable o the board of

Directors of the Company [the Board], for the

issuance of the Company's Securities [as specified]

in pursuance of 1 or more international or Domestic

receipts [GDRs] and/or American Depository Receipts

[ADRs]; and/or any other security linked to shares;

and/or any other convertible instruments or

securities such as bonds, convertible debentures,

Foreign Currency Convertible Bonds [FCCBs] to non

Resident Indians [NRIs], Foreign Institutional

investors [FIIs], Qualified Institutional Buyers

[QIBs], Mutual Funds, Foreign banks, Foreign

nationals/Companies and/or Corporate bodies and/or

individuals or otherwise, whether or not such

investors are consider appropriate, provide that the

amount for which the Securities are to be issued

shall not exceed INR 1500,00,00,000 or its equivalent

 of any other Foreign currencies in one or more

tranches and shall be in accordance with all

applicable laws and regulations, subject to

applicable laws and regulations to issue, the

aforesaid securities to the investors, in such manner

 as they may deem appropriate in their absolute

discretion, including the pricing and conversion, the

 form and the persons to whom the securities may be

issued and all other terms and conditions connected

therewith, in one or more tranches and at a market

price and/or at a premium to market price[s], and if

necessary, in consultation with the Lead Managers

and/or underwriter and/or other Advisors of the

Company concerned with the offering, as they may deem

 appropriate; in the event of issue of Securities by

way of a Qualified Institutions Placement, the

PROPOSAL #S.12: Approve, that as recommended by the          ISSUER            YES             FOR                  FOR

Remuneration and Compensation Committee and pursuant

to the provision of Section 314(B) of the Companies

Act, 1956 any amendment thereof or re-enactment

thereof and subject to the approval of Central

Government and such other approvals as may be

required consent of the Company in remuneration

payable to Mr. Manjay P. Shah holding and continuing

to hold an office of profit in the Company,

designated as Director business Development [Non-

Board Member forming part of the Core Senior Team

Management Personnal] in the range of INR 60,000,000

to INR 2,00,00,000 per annum with the authority to

the Board of Directors/ Committee to decide the

remuneration with the aforesaid revised with the

other and conditions and appointment reaming the

same; authorize the Board of Directors/Committee

secretary to make necessary applications and

representations to Central Government and to agree to

 such terms relating to appointment of Mr. Manjay P.

Shah as a may be stipulated by the Central Government

 while granting its approval; authorize the Board of

Directors/ Committee/ Company secretary to make

necessary application and representations to the

Central Government and to agree to such relating to

appointment of Manjay P. Shah as may be stipulated by

 the Central Government while granting as approval;

to take such steps as may be necessary, proper and

expedient to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FINMECCANICA SPA

  TICKER:                  N/A                 CUSIP:   T4502J151

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles 1, 12 and 14 of the         ISSUER             NO              N/A                  N/A

Articles of Association, also in relation to

Legislative Decree N. 27 of 27 JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FINMECCANICA SPA

  TICKER:                  N/A                 CUSIP:   T4502J151

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for            ISSUER             NO              N/A                  N/A

the period ended on 31 DEC 2009; the reports of the

Board of Directors, the Board of Statutory Auditors

and the Independent Auditors; consequent resolutions

PROPOSAL #2.: Approve the proposal to adjust                       ISSUER             NO              N/A                  N/A

PricewaterhouseCoopers S.p.A.'s fee for the Audit

procedures related to the provisions of Legislative

Decree N. 32/07

PROPOSAL #3.: Amend the Articles 2, 4, 5, 8, 9, 10,          ISSUER             NO              N/A                  N/A

13 and 16 of the Shareholders' Meeting Regulations,

also in relation to Legislative Decree N. 27 of 27

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FINNING INTL INC

  TICKER:                  N/A                 CUSIP:   318071404

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Ricardo Bacarreza as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of James E. C. Carter as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Hon. David L. Emerson as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.4: Election of Kathleen M. O'Neill as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of John M Reid as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of Andrew H. Simon, Obe as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Bruce L. Turner as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Michael T. Waites as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Douglas W.G. Whitehead as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #2: Appointment of Deloitee & Touch LLP,              ISSUER            YES             FOR                  FOR

Chartered Accountants, as the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST FINL HLDG CO LTD

  TICKER:                  N/A                 CUSIP:   Y2518F100

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

consolidated financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

Proposed Cash Dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, Proposed Stock Dividend: 25

for 1,000 shares held

PROPOSAL #B.6: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST HORIZON NATIONAL CORPORATION

  TICKER:                  FHN                 CUSIP:   320517105

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT B. CARTER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK A. EMKES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. BRYAN JORDAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. BRAD MARTIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VICKI R. PALMER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL D. ROSE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM B. SANSOM                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LUKE YANCY III                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AN AMENDMENT TO FHNC'S                ISSUER            YES             FOR                  FOR

AMENDED AND RESTATED CHARTER TO PROVIDE FOR ELECTION,

 IN UNCONTESTED ELECTIONS, OF FHNC'S DIRECTORS BY A

MAJORITY OF THE VOTES CAST.

PROPOSAL #03: APPROVAL OF AMENDMENTS TO FHNC'S 2003          ISSUER            YES             FOR                  FOR

EQUITY COMPENSATION PLAN AND RE-APPROVAL OF THE PLAN

IN ITS ENTIRETY, AS SO AMENDED.

PROPOSAL #04: APPROVAL OF AN ADVISORY PROPOSAL ON              ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION.

PROPOSAL #05: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS AUDITORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST INTERNATIONAL BANK OF ISRAEL, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M1648G106

  MEETING DATE:      10/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the First International Group         ISSUER            YES             FOR                  FOR

D and O Insurance cover for the current year in the

amount of USD 80 million for a total premium of USD

410,000 of which the share of the bank is USD 211,000

PROPOSAL #1.2: Approve the framework resolution for          ISSUER            YES             FOR                  FOR

future insurance during a period of 5 years provided

that the annual premium does not increase by more

than 20% above the previous year's premium

PROPOSAL #1.3: Approve the key for split of the                 ISSUER            YES             FOR                  FOR

premium between the various Companies of the group,

the bank insurance element being based on the number

of employees and professional insurance based upon

income

PROPOSAL #2.: Receive the financial statements and            ISSUER            YES             FOR                  FOR

Directors' report for 2008

PROPOSAL #3.1: Re-appoint J. Elad as an Officiating          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.2: Re-appoint Z. Bino as an Officiating          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.3: Re-appoint D. Arbel as an Officiating         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.4: Re-appoint G. Bino as an Officiating          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.5: Re-appoint A. Goldschmidt as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.6: Re-appoint D. Lev as an Officiating            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.7: Re-appoint G. Lahav as an Officiating         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.8: Re-appoint G. Meuchas as an                          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.9: Re-appoint J. Neeman as an Officiating        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.10: Approve that the External Directors          ISSUER            YES             FOR                  FOR

continue in office by provision of Law

PROPOSAL #4.: Receive the remuneration report of the         ISSUER            YES             FOR                  FOR

Account Auditors

PROPOSAL #5.: Re-appoint the Accountant Auditors for         ISSUER            YES             FOR                  FOR

the current year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST INTERNATIONAL BANK OF ISRAEL, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M1648G106

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. M. Dayan as an External              ISSUER            YES         ABSTAIN           AGAINST

Director in accordance with the Bank Management

Regulation, subject to this approval by the Bank of

Israel

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST INTERNATIONAL BANK OF ISRAEL, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M1648G106

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the transaction and framework            ISSUER            YES             FOR                  FOR

for the grant by the Bank of credit facilities to Paz

 Oil Company Ltd. and the subsidiaries of Paz,

including Ashdod Oil Refinery Ltd., provided that the

 total credit at any one time to all together does

not exceed NIS 750 million, any credit transaction

exceeding 2% of shareholders' equity is subject to

approval by the Audit Committee. Interest on credit

is not to be less than the market interest rate for

credit transactions, the Bank and Paz have owners of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST INTERNATIONAL BANK OF ISRAEL, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M1648G106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the distribution of a cash                 ISSUER            YES             FOR                  FOR

dividend in a total amount of Nis 800 million

PROPOSAL #2: Approve to merge the share capital of            ISSUER            YES             FOR                  FOR

the bank in  such manner that every 5 years of Nis

0.01  per value will be merged into 1 share of  Nis

0.05 per value, with no compensation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST PACIFIC CO LTD

  TICKER:                  N/A                 CUSIP:   G34804107

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve that, (a) the purchase, by                 ISSUER            YES             FOR                  FOR

Beacon Electric Asset Holdings, Inc. from Pilipino

Telephone Corporation  Piltel  of 154,200,000 common

shares of Manila Electric Company  Meralco  for a

total consideration of PhP23,130,000,000  equivalent

to approximately USD 500.6 million and approximately

HKD 3,905.1 million , which is equal to PhP150

equivalent to approximately USD 3.25 and

approximately HKD 25.3  per common share of Meralco,

pursuant to an agreement entered into on 1 MAR 2010

between (1) Metro Pacific Investments Corporation

MPIC ; Beacon Electric and Piltel in relation to the

reorganisation of the current shareholdings of MPIC

and Piltel in Meralco with a view to consolidating

their Meralco shareholdings in Beacon Electric  the

Omnibus Agreement  CONTD

PROPOSAL #2: Approve that, (a) the exercise of a call        ISSUER            YES         AGAINST           AGAINST

 option granted by First Philippine Holdings

Corporation  FPHC  to Beacon Electric Asset Holdings

Inc.  Beacon Electric  as grantee, to acquire

74,700,000 common shares of Meralco owned by FPHC

the Option Shares and each an Option Share  at an

exercise price of PhP300  equivalent to approximately

 USD 6.49 or approximately HKD 50.65  per Option

Share, which equates to an aggregate price of

PhP22,410,000,000 equivalent to approximately USD

485.1 million and approximately HKD 3,783.5 million

for all the Option Shares pursuant to the terms of

the option agreement entered into on 1 MAR 2010

between FPHC and Beacon Electric  the Call Option ;

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST PACIFIC CO LTD

  TICKER:                  N/A                 CUSIP:   G34804107

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited accounts          ISSUER            YES             FOR                  FOR

and the reports of the Directors and Auditors for the

 YE 31 DEC 2009

PROPOSAL #2: Declare a final cash dividend of HK 8.00        ISSUER            YES             FOR                  FOR

 cents [US 1.03 cents) per ordinary share for the YE

31 DEC 2009

PROPOSAL #3: Re-appoint Ernst & Young as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company and authorize the Board of Directors

of the Company to fix their remuneration

PROPOSAL #4.1: Re-elect Mr. Manuel V. Pangilinan as          ISSUER            YES             FOR                  FOR

the Managing Director and Chief Executive Officer of

the Company for a fixed term of approximately three

years, commencing on the date of the 2010 AGM and

expiring at the conclusion of the AGM of the Company

to be held in the third year following the year of

his re-election [being 2013] [a fixed 3-year term]

PROPOSAL #4.2: Re-elect Mr. Edward A. Tortorici as an        ISSUER            YES             FOR                  FOR

 Executive Director of the Company for a fixed 3-year

 term

PROPOSAL #4.3: Re-elect Professor Edward K.Y. Chen as        ISSUER            YES             FOR                  FOR

 an an Independent Non-Executive Director of the

Company for a fixed 3-year term

PROPOSAL #4.4: Re-elect Mr. Jun Tang as an                          ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company for

 a fixed 3-year term

PROPOSAL #4.5: Re-elect Sir David W.C. Tang as an              ISSUER            YES         AGAINST           AGAINST

Independent Non-Executive Director of the Company for

 a fixed term of approximately one year, commencing

on the date of the 2010 AGM and expiring at the

conclusion of the AGM of the Company to be held one

year following the year of his re-election [being

2011] [a fixed 1-year term]

PROPOSAL #4.6: Re-elect Mr. Tedy Djuhar as a Non-               ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company for a fixed 1-year

term

PROPOSAL #4.7: Re-elect Mr. Ibrahim Risjad as a Non-         ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company for a fixed 1-year

term

PROPOSAL #5.1: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Executive Directors

pursuant to the Company's Bye-laws

PROPOSAL #5.2: Approve to fix the remuneration of the        ISSUER            YES             FOR                  FOR

 Non-Executive Directors [including the Independent

Non-Executive Directors] at the sum of USD 5,000 for

each meeting attended

PROPOSAL #6: Authorize the Board of Directors of the         ISSUER            YES         AGAINST           AGAINST

Company to appoint Additional Directors as an

addition to the Board

PROPOSAL #7: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with

additional shares in the Company not exceeding 20% of

 the Company's issued share capital

PROPOSAL #8: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to exercise all the powers of the

Company to repurchase shares in the Company not

exceeding 10% of the Company's issued share capital

PROPOSAL #9: Approve to approve the addition of the          ISSUER            YES             FOR                  FOR

aggregate nominal amount of shares repurchased

pursuant to Resolution 8 above to the aggregate

nominal amount of share capital which may be allotted

 pursuant to Resolution 7 above

PROPOSAL #10: Transact any other ordinary business of        ISSUER             NO              N/A                  N/A

 the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRST SOLAR, INC.

  TICKER:                  FSLR               CUSIP:   336433107

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL J. AHEARN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. GILLETTE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CRAIG KENNEDY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES F. NOLAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM J. POST                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. THOMAS PRESBY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL H. STEBBINS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL SWEENEY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSE H. VILLARREAL                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE ADOPTION OF THE FIRST            ISSUER            YES             FOR                  FOR

SOLAR,INC. 2010 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL #3: APPROVAL OF THE ADOPTION OF THE FIRST            ISSUER            YES             FOR                  FOR

SOLAR, INC. ASSOCIATE STOCK PURCHASE PLAN.

PROPOSAL #4: RATIFICATION OF THE APPOINTMENT OF                 ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING DECEMBER 25, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRSTENERGY CORP.

  TICKER:                  FE                   CUSIP:   337932107

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PAUL T. ADDISON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY J. ALEXANDER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. ANDERSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. CAROL A. CARTWRIGHT                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM T. COTTLE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT B. HEISLER, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERNEST J. NOVAK, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CATHERINE A. REIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE M. SMART                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WES M. TAYLOR                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JESSE T. WILLIAMS, SR.                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF THE         ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: SHAREHOLDER PROPOSAL: REDUCE THE               SHAREHOLDER        YES         AGAINST               FOR

PERCENTAGE OF SHARES REQUIRED TO CALL SPECIAL

SHAREHOLDER MEETING

PROPOSAL #04: SHAREHOLDER PROPOSAL: ADOPT POLICY TO      SHAREHOLDER        YES         AGAINST               FOR

RETAIN SHARES FOLLOWING TERMINATION OF EMPLOYMENT

PROPOSAL #05: SHAREHOLDER PROPOSAL: PERMIT                      SHAREHOLDER        YES             FOR               AGAINST

SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL #06: SHAREHOLDER PROPOSAL: ADOPT A MAJORITY    SHAREHOLDER        YES             FOR               AGAINST

VOTE STANDARD FOR THE ELECTION OF DIRECTORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FIRSTRAND LTD

  TICKER:                  N/A                 CUSIP:   S5202Z131

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited annual financial                ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2.1.A: Re-elect Lauritz Lanser Dippenaar as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #2.1.B: Re-elect Vivian Wade Bartlett as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.1.C: Re-elect David Johan Alister Craig          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #2.1.D: Re-elect Ronald Keith Store as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.1.e: Re-elect Benedict James Van Der Ross        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #2.2.1: Elect Johan Petrus Burger as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2.2: Elect Deepak Premnarayen as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2.3: Elect Jan Hendrik Van Greuning as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2.4: Elect Matthys Hendrik Visser as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #o.1: Approve the Non-Executive Directors            ISSUER            YES             FOR                  FOR

fees for the year 30 JUN 2010

PROPOSAL #o.2: Re-appoint PricewaterhouseCoopers as          ISSUER            YES             FOR                  FOR

the Auditors of the Company until the next AGM and

appoint Mr. Fulvio Tonelli as the individual

registered auditor who undertake the audit for the

Company for the year to 30 JUN 2010

PROPOSAL #o.3: Approve the Auditors remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #o.4: Approve to place the unissued ordinary        ISSUER            YES             FOR                  FOR

 shares under the control of the Directors

PROPOSAL #o.5: Approve the general issue of ordinary         ISSUER            YES             FOR                  FOR

shares for cash

PROPOSAL #o.6: Approve the general issue of                        ISSUER            YES             FOR                  FOR

preference shares for cash

PROPOSAL #o.7: Adopt the Firstrand Limited                          ISSUER            YES         AGAINST           AGAINST

Conditional Share Plan 2009

PROPOSAL #s.1: Approve the general repurchase of the         ISSUER            YES             FOR                  FOR

Company shares

PROPOSAL #s.2: Amend the Memorandum of Association             ISSUER            YES             FOR                  FOR

PROPOSAL #s.3: Amend the Articles of Association, the        ISSUER            YES             FOR                  FOR

 Bank Act

PROPOSAL #s.4: Amend the Articles of Association, B          ISSUER            YES             FOR                  FOR

preference shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FISERV, INC.

  TICKER:                  FISV               CUSIP:   337738108

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: K.M. ROBAK                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.C. WERTHEIMER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.R. SIMONS                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF DELOITTE &          ISSUER            YES             FOR                  FOR

TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FISHER & PAYKEL HEALTHCARE CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Q38992105

  MEETING DATE:      8/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Lindsay Gillanders as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation, in accordance with

 the Company's Constitution

PROPOSAL #2.: Re-elect Sir Colin Maiden as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation, in accordance with

 the Company's Constitution

PROPOSAL #3.: Elect Mr. Roger France as a Director,          ISSUER            YES             FOR                  FOR

who retires, in accordance with the Company's

Constitution

PROPOSAL #4.: Authorize the Directors to fix the fees        ISSUER            YES             FOR                  FOR

 and expenses of PricewaterhouseCoopers as the

Company's Auditor

PROPOSAL #5.: Approve to issue up to 160,000 options         ISSUER            YES             FOR                  FOR

under the Fisher & Paykel Healthcare 2003 Share

Option Plan to Mr. Michael Daniell, Managing Director

 and Chief Executive Officer of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLETCHER BUILDING LTD

  TICKER:                  N/A                 CUSIP:   Q3915B105

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Hugh Alasdair Fletcher as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #2.: Re-elect Ralph Graham Waters as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.: Elect Alan Trevor Jackson as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #4.: Elect Gene Thomas Tilbrook as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of KPMG as the Auditor for the ensuing

year

PROPOSAL #6.: Approve and ratify the actions of the          ISSUER            YES         ABSTAIN           AGAINST

Directors in connection with the issue of 75,982,000

Fletcher Building Limited ordinary shares on 08 APR

2009 by way of private placement for a total

consideration of NZD 406,503,700, in accordance with

the Listing Rules of the NZSX and the ASX

PROPOSAL #7.: Approve and ratify the actions of the          ISSUER            YES         ABSTAIN           AGAINST

Directors in connection with the issue of 3,447,373

Fletcher Building Limited ordinary shares on 12 MAY

2009 by way of an offer to certain existing

shareholders for a total consideration of NZD

18,443,446, in accordance with the Listing Rules of

the NZSX and ASX

PROPOSAL #8.A: Approve the issuance of 1,707 shares          ISSUER            YES         ABSTAIN           AGAINST

at an issue price of NZD 5.35 each to Mr. P. E. A.

Baines and/or his Associate/s

PROPOSAL #8.B: Approve the issuance of 6,387 shares          ISSUER            YES         ABSTAIN           AGAINST

at an issue price of NZD 5.35 each to Mr. R. S. Deane

 and/or his Associate/s

PROPOSAL #8.C: Approve the issuance of 142,375 shares        ISSUER            YES         ABSTAIN           AGAINST

 at an issue price of NZD 5.35 each to Mr. H. A.

Fletcher and/or his Associate/s

PROPOSAL #8.D: Approve the issuance of 1,362 shares          ISSUER            YES         ABSTAIN           AGAINST

at an issue price of NZD 5.35 each to Sir Dryden

Spring and/or his Associate/s

PROPOSAL #8.E: Approve the issuance of 139,343 shares        ISSUER            YES         ABSTAIN           AGAINST

 at an issue price of NZD 5.35 each to Mr. R. G.

Waters and/or his Associate/s

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLEXTRONICS INTERNATIONAL LTD.

  TICKER:                  FLEX               CUSIP:   Y2573F102

  MEETING DATE:      7/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO AMEND CERTAIN OF THE COMPANY'S                 ISSUER            YES             FOR                  FOR

EXISTING EQUITY INCENTIVE PLANS TO ALLOW FOR A ONE-

TIME STOCK OPTION EXCHANGE PROGRAM FOR EMPLOYEES OF

THE COMPANY AND ITS SUBSIDIARIES, OTHER THAN THE

MEMBERS OF THE COMPANY'S BOARD OF DIRECTORS, ITS

EXECUTIVE OFFICERS, AND CERTAIN OTHER DESIGNATED

EMPLOYEES OF THE COMPANY AND ITS SUBSIDIARIES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLEXTRONICS INTERNATIONAL LTD.

  TICKER:                  FLEX               CUSIP:   Y2573F102

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: RE-ELECTION OF DIRECTOR: JAMES A.                 ISSUER            YES         AGAINST           AGAINST

DAVIDSON

PROPOSAL #1B: RE-ELECTION OF DIRECTOR: LIP BU TAN               ISSUER            YES             FOR                  FOR

PROPOSAL #2A: RE-ELECTION OF DIRECTOR: ROBERT L.                ISSUER            YES             FOR                  FOR

EDWARDS

PROPOSAL #2B: RE-ELECTION OF DIRECTOR: DANIEL H.                ISSUER            YES         AGAINST           AGAINST

SCHULMAN

PROPOSAL #2C: RE-ELECTION OF DIRECTOR: WILLIAM D.              ISSUER            YES             FOR                  FOR

WATKINS

PROPOSAL #03: TO APPROVE THE REAPPOINTMENT OF                     ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS FLEXTRONICS'S INDEPENDENT

AUDITORS FOR THE 2010 FISCAL YEAR AND TO AUTHORIZE

THE BOARD OF DIRECTORS TO FIX ITS REMUNERATION.

PROPOSAL #04: TO APPROVE THE GENERAL AUTHORIZATION            ISSUER            YES             FOR                  FOR

FOR THE DIRECTORS OF FLEXTRONICS TO ALLOT AND ISSUE

ORDINARY SHARES.

PROPOSAL #05: TO APPROVE THE RENEWAL OF THE SHARE              ISSUER            YES             FOR                  FOR

PURCHASE MANDATE RELATING TO ACQUISITIONS BY

FLEXTRONICS OF ITS OWN ISSUED ORDINARY SHARES.

PROPOSAL #06: TO APPROVE CHANGES IN THE CASH                       ISSUER            YES             FOR                  FOR

COMPENSATION PAYABLE TO FLEXTRONICS'S NON-EMPLOYEE

DIRECTORS AND ADDITIONAL CASH COMPENSATION FOR THE

CHAIRMAN OF THE BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLIGHT CENTRE LTD

  TICKER:                  N/A                 CUSIP:   Q39175106

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Peter Morahan as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of Flight Center Limited, who

retires in accordance with Section 47 of the Flight

Center Limited Constitution

PROPOSAL #2.: Adopt, the Section of the Directors'            ISSUER            YES             FOR                  FOR

report dealing with the remuneration of the

Directors, Company Secretary and Senior Executives

['Remuneration Report']

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLSMIDTH & CO. A/S, COPENHAGEN

  TICKER:                  N/A                 CUSIP:   K90242130

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Management's review                                            ISSUER             NO              N/A                  N/A

PROPOSAL #2: Approve the annual report                                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3: Approve the distribution of profits in          ISSUER            YES         ABSTAIN           AGAINST

accordance with the annual report adopted

PROPOSAL #4.A: Election of Jorgen Worning as a Member        ISSUER            YES         ABSTAIN           AGAINST

 to the Board of Directors

PROPOSAL #4.B: Election of Jens S. Stephensen as a            ISSUER            YES         ABSTAIN           AGAINST

Member to the Board of Directors

PROPOSAL #4.C: Election of Torkil Bentzen as a Member        ISSUER            YES         ABSTAIN           AGAINST

 to the Board of Directors

PROPOSAL #4.D: Election of Martin Ivert as a Member          ISSUER            YES         ABSTAIN           AGAINST

to the Board of Directors

PROPOSAL #4.E: Election of Jesper Ovesen as a Member         ISSUER            YES         ABSTAIN           AGAINST

to the Board of Directors

PROPOSAL #4.F: Election of Vagn Ove Sorensen as a              ISSUER            YES         ABSTAIN           AGAINST

Member to the Board of Directors

PROPOSAL #5: Appointment of Deloitte Statsautoriseret        ISSUER            YES         ABSTAIN           AGAINST

 Revisionsaktieselskab as the Auditor

PROPOSAL #6.1: Approve the required amendments to the        ISSUER            YES         ABSTAIN           AGAINST

 Articles of Association due to the new Danish

Companies Act

PROPOSAL #6.2: Approve the consequential amendments          ISSUER            YES         ABSTAIN           AGAINST

to the Articles of Association due to the new Danish

Companies Act

PROPOSAL #6.3: Amend the Article 2  registered office        ISSUER            YES         ABSTAIN           AGAINST

  to be deleted

PROPOSAL #6.4: Amend the Article 4, para 4  to a                ISSUER            YES         ABSTAIN           AGAINST

securities centre

PROPOSAL #6.5: Amend the Article 5, para 2  calling          ISSUER            YES         ABSTAIN           AGAINST

general meetings via website

PROPOSAL #6.6: Amend the Article 11, para 4                        ISSUER            YES         ABSTAIN           AGAINST

restriction of access to give proxy to other Members

of the Board of Directors

PROPOSAL #6.7: Grant authority to acquire treasury            ISSUER            YES         ABSTAIN           AGAINST

shares

PROPOSAL #6.8: Authorize the Chairman to the Meeting         ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLUGHAFEN WIEN AG, WIEN

  TICKER:                  N/A                 CUSIP:   A2048U102

  MEETING DATE:      8/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the special audit pursuant to          ISSUER             NO              N/A                  N/A

Paragraph 118 of the Austrian Stock Corporation Act

regarding the Project Skylink

PROPOSAL #2.: Elect the Supervisory Board                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FLUOR CORPORATION

  TICKER:                  FLR                 CUSIP:   343412102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JAMES T. HACKETT         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: KENT KRESA                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: NADER H. SULTAN           ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT BY         ISSUER            YES             FOR                  FOR

OUR AUDIT COMMITTEE OF ERNST & YOUNG LLP AS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: A SHAREHOLDER PROPOSAL RECOMMENDING          SHAREHOLDER        YES         AGAINST               FOR

THAT THE BOARD OF DIRECTORS ADOPT A POLICY THAT THE

BOARD'S CHAIRMAN BE AN INDEPENDENT DIRECTOR WHO HAS

NOT PREVIOUSLY SERVED AS AN EXECUTIVE OFFICER OF

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FMC TECHNOLOGIES, INC.

  TICKER:                  FTI                 CUSIP:   30249U101

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: THORLEIF ENGER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAIRE S. FARLEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH H. NETHERLAND                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: VOTE ON THE PROPOSAL TO RATIFY THE                ISSUER            YES             FOR                  FOR

APPOINTMENT OF KPMG LLP

PROPOSAL #03: VOTE ON MAJORITY VOTING                               SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOMENTO DE CONSTRUCCIONES Y CONTRATAS S A

  TICKER:                  N/A                 CUSIP:   E52236143

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the convertible bonds in                   ISSUER            YES             FOR                  FOR

shares, for EUR 450,000,000 due to OGM Plan, in order

 to issue new shares; capital increase to convert the

 bonds, and to delegate to execute the Board of

Directors' agreements

PROPOSAL #2.: Approve the repurchase schedule in                ISSUER            YES             FOR                  FOR

Company's shares in order to conver the bonds

conversion; and the capital decrease to redempt the

own shares

PROPOSAL #3.: Approve the delegation of powers                    ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the agenda                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA FCC, BARC

  TICKER:                  N/A                 CUSIP:   E52236143

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

management reports, for FY 2009, the Company Fomento

de Construcciones Y Contratas, Sociedad Anonima and

its consolidated group, as well as management of the

Board of Directors during the year

PROPOSAL #2: Approve the proposed application of FY          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3.a: Reelect Dominum Direccion Y Gestion SA        ISSUER            YES         AGAINST           AGAINST

 as a Director

PROPOSAL #3.b: Reelect Cartera Deva SA as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.c: Reelect Larranza XXI SL as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.d: Reelect D. Robert Peugeot as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.e: Reelect D. Fernando Falco Y Fernandez         ISSUER            YES         AGAINST           AGAINST

DE Cordova as a Director

PROPOSAL #3.f: Reelect D. Marcelino Oreja Aguirre as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #3.g: Reelect D. Juan Castells Masana as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.h: Reelect D. Antonio Perez Colmenero as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #3.i: Reelect D. Gonzalo Anes Alvarez DE              ISSUER            YES         AGAINST           AGAINST

Castrillon as a Director

PROPOSAL #3.j: Reelect D. Felipe Bernabe Garcia Perez        ISSUER            YES         AGAINST           AGAINST

 as a Director

PROPOSAL #3.k: Reelect D. Javier Ribas as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.l: Reelect D. Henri Proglio as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to extend the period for the              ISSUER            YES             FOR                  FOR

Board of Directors by the AGM of shareholders of 10

JUN 2009, to implement the agreement of reduction of

share capital through redemption of treasury stock,

adopted by the said general meeting

PROPOSAL #5: Approve to renew the authorization to            ISSUER            YES             FOR                  FOR

the Board of Directors, with powers of substitution,

to agree on one or more times, increasing the capital

 in accordance with Article 153.1 b) of the

Corporations Act and subject to the limits provided

for in that Article

PROPOSAL #6: Authorize the Board of Directors, with          ISSUER            YES             FOR                  FOR

express powers of substitution, the power to issue in

 one or more occasions, any debt securities or debt

instruments of similar nature, simple or guarantee,

up to a maximum of EUR 500,000,000

PROPOSAL #7: Authorize the Board of Directors, with          ISSUER            YES             FOR                  FOR

express powers of substitution, the power to issue in

 one or more occasions, any debt securities or debt

instruments of similar nature are convertible into or

 rights to subscribe for shares of the Company or

that are exchangeable or giving the right to acquire

shares of the Company or other Companies, up to a

maximum of EUR 300,000,000, delegating also with

express powers of substitution, the power to

establish the criteria for the determination of the

bases and conditions for the conversion or the right

to subscribe shares of the Company and the power to

increase capital by the amount necessary, so as to

exclude the preferential subscription right of

shareholders in accordance with established in

Article 293.3 of the Companies Act and other

applicable regulations, in the case of exercise of

this power of issuing securities, approving a program

 to repurchase shares of the Company whose purpose is

 to allow the Company to meet its obligations arising

 from the issuance of securities giving right to

acquire shares in the Company already circulation, or

 for redemption in case of issuance of securities

with exclusion of preferential subscription rights

that are convertible into or giving right to

subscribe new shares in order to limit the dilution

of the previous shareholders in the event of exercise

 of the power conversion or subscription of shares,

in the case of exercise of this power of issuing

securities, approving the reduction of capital of

society through the redemption of own shares by a

nominal amount equal to at maximum, nominal value set

 of the new Company's shares to be issued to respond

to requests for conversion or subscription by the

holders of securities of these characteristics that

have been issued with exclusion of preferential

subscription right of society, delegation of

PROPOSAL #8: Re-election of the Auditors of the                 ISSUER            YES             FOR                  FOR

Company and its consolidated group

PROPOSAL #9: Authorize the Board of Directors for              ISSUER            YES             FOR                  FOR

development, notarization, registration,

rectification and execution of the agreements adopted

PROPOSAL #10: Approve the minutes of the Board at any        ISSUER            YES             FOR                  FOR

 of the procedures established in Article 113 of the

Revised Text of the Corporations Act or, where

appropriate, application of the provisions of Article

 114 of the same text legal

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOMENTO ECONOMICO MEXICANO SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P4182H115

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation, discussion,            ISSUER            YES             FOR                  FOR

and if relevant, and approval of the proposal to

exchange 100% of the shares of the beer operations

owned by fomento economico mexicano, s.a.b. de c.v.

and or its subsidiaries for an ownership interest in

the Companies of HEINEKEN HOLDING N.V. AND HEINEKEN

PROPOSAL #2: Receive the report from the General                ISSUER            YES             FOR                  FOR

Director of FOMENTO ECONOMICO MEXICANO, S.A.B. DE

C.V., opinion of the Board of Directors regarding the

 content of the report from the General Director and

reports from the Board of Directors itself with

regard to the main accounting and information

policies and criteria followed in the preparation of

the financial information, as well as regarding the

operations and activities in which it has intervened,

 reports from the Chairpersons of the audit and

Corporate Practices Committees and the presentation

of the financial statements for the 2009 FY, in

accordance with the terms of Article 172 of the

general mercantile Companies Law and of the

applicable provisions from the Securities Market Law

PROPOSAL #3: Receive the report regarding fulfillment        ISSUER            YES             FOR                  FOR

 of the tax obligations

PROPOSAL #4: Approve the allocation of the results            ISSUER            YES             FOR                  FOR

account from the 2009 FY, in which are included the

declaration and payment of a cash dividend, in MXN,

in the amount of MXN 0.1296608 for each one of the

Series B shares and the amount of MXN 0.162076 for

each one of the Series D Shares, for a total of MXN

0.648304 for each FEMSA Unit B and MXN 0.777965 for

each FEMSA Unit BD

PROPOSAL #5: Approve to establish as the maximum                ISSUER            YES             FOR                  FOR

amount of funds that can be allocated to the purchase

 of the shares of the Company, the amount of MXN

3,000,000,000.00

PROPOSAL #6: Election of the members of the Board of         ISSUER            YES             FOR                  FOR

Directors and Secretaries,

PROPOSAL #7: Election of the members of the (i)                 ISSUER            YES             FOR                  FOR

Finance and planning, (ii) Audit and (iii)

PROPOSAL #8: Appointment of delegates to formalize            ISSUER            YES             FOR                  FOR

the resolutions of the meeting

PROPOSAL #9: Approve the reading and if relevant of          ISSUER            YES             FOR                  FOR

the meeting minutes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FONDIARIA - SAI SPA, FIRENZE

  TICKER:                  N/A                 CUSIP:   T4689Q101

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, report of the Board of Directors, Board of

Auditors and the Independent Auditors

PROPOSAL #2: Approve the resolutions according to              ISSUER             NO              N/A                  N/A

composition of the Board of Directors

PROPOSAL #3: Appointment of a Alternate Auditors                ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve the revocation of task of                   ISSUER             NO              N/A                  N/A

auditing of Deloitte Touche and assignment of task of

 auditing to Reconta Ernst Young for the period 2010-

2018

PROPOSAL #5: Approve the resolution concerning                   ISSUER             NO              N/A                  N/A

Company's own shares

PROPOSAL #6: Approve the resolution according shares         ISSUER             NO              N/A                  N/A

of Premafin Finanziaria

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FONDIARIA - SAI SPA, FIRENZE

  TICKER:                  N/A                 CUSIP:   T4689Q127

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appointment the representative of                   ISSUER             NO              N/A                  N/A

savings shareholders for the 3 years time 2010-2012

PROPOSAL #2: Approve to determine the emolument to            ISSUER             NO              N/A                  N/A

the representative of savings shareholders for the 3

years time 2010-2012

PROPOSAL #3: Approve the deliberation in order to              ISSUER             NO              N/A                  N/A

establish a fund for the defence of the common

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOOT LOCKER, INC.

  TICKER:                  FL                   CUSIP:   344849104

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: KEN C. HICKS                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES E. PRESTON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONA D. YOUNG                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #3: APPROVAL OF THE FOOT LOCKER 2007 STOCK          ISSUER            YES             FOR                  FOR

INCENTIVE PLAN, AS AMENDED AND RESTATED

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORD MOTOR COMPANY

  TICKER:                  F                     CUSIP:   345370860

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN G. BUTLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KIMBERLY A. CASIANO                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY F. EARLEY, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDSEL B. FORD II                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM CLAY FORD, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD A. GEPHARDT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IRVINE O. HOCKADAY, JR.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD A. MANOOGIAN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELLEN R. MARRAM                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN MULALLY                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOMER A. NEAL                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD L. SHAHEEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN L. THORNTON                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF TAX BENEFIT PRESERVATION            ISSUER            YES             FOR                  FOR

PLAN.

PROPOSAL #04: RELATING TO DISCLOSING ANY PRIOR               SHAREHOLDER        YES         AGAINST               FOR

GOVERNMENT AFFILIATION OF DIRECTORS, OFFICERS, AND

CONSULTANTS.

PROPOSAL #05: RELATING TO CONSIDERATION OF A                  SHAREHOLDER        YES             FOR               AGAINST

RECAPITALIZATION PLAN TO PROVIDE THAT ALL OF

COMPANY'S OUTSTANDING STOCK HAVE ONE VOTE PER SHARE.

PROPOSAL #06: RELATING TO THE COMPANY ISSUING A             SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORT DISCLOSING POLICIES AND PROCEDURES RELATED TO

POLITICAL CONTRIBUTIONS.

PROPOSAL #07: RELATING TO PROVIDING SHAREHOLDERS THE    SHAREHOLDER        YES         AGAINST               FOR

OPPORTUNITY TO CAST AN ADVISORY VOTE TO RATIFY THE

COMPENSATION OF THE NAMED EXECUTIVES.

PROPOSAL #08: RELATING TO THE COMPANY NOT FUNDING ANY   SHAREHOLDER        YES         ABSTAIN           AGAINST

 ENERGY SAVINGS PROJECTS THAT ARE SOLELY CONCERNED

WITH CO2 REDUCTION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORD OTOMOTIV SANAYI A S

  TICKER:                  N/A                 CUSIP:   M7608S105

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the assembly  and  election          ISSUER             NO              N/A                  N/A

of the Chairmanship

PROPOSAL #2: Approve to discuss the reports  of Board        ISSUER             NO              N/A                  N/A

 Members, Auditors  and the Independent Audit  Firm,

discussion and  approval of balance sheet  and income

 statements

PROPOSAL #3: Grant discharge  to the Board Members            ISSUER             NO              N/A                  N/A

and Auditors for their activities for the year 2009

PROPOSAL #4: Approve to discuss and taking decision          ISSUER             NO              N/A                  N/A

on Board of Directors' proposal concerning the

distribution of profits and the date of the

distribution as well

PROPOSAL #5: Approve to take the decision on the                ISSUER             NO              N/A                  N/A

amendment of the Article 3  purpose and subject

matter , Article 4  headquarter and branches ,

Article 6  registered capital , Article 8  Board of

Directors , Article 9  functions and powers of the

Board of Directors , Article 11  binding of the

Company , Article 14 General Commission  and

temporary Article 2 of the Articles of Association,

provided that the necessary permissions shall be

granted by Capital Market Board and Ministry of

PROPOSAL #6: Election of the members of the Board of         ISSUER             NO              N/A                  N/A

Directors and approve to determine of

PROPOSAL #7: Election of the members of the Board of         ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #8: Approve to determine the  remuneration          ISSUER             NO              N/A                  N/A

for the members of the Board of Directors and Auditors

PROPOSAL #9: Approve to give the information about            ISSUER             NO              N/A                  N/A

the donations given to the foundations and

associations which are having tax exemption across

PROPOSAL #10: Approve to give the information about          ISSUER             NO              N/A                  N/A

the policy on distribution of profit for 2010 and

subsequent years in accordance with the Corporate

Governance principals

PROPOSAL #11: Approve to give the information about          ISSUER             NO              N/A                  N/A

the disclosure policy in accordance with the

Corporate Governance principals

PROPOSAL #12: Ratify the Independent External                     ISSUER             NO              N/A                  N/A

Auditing Company elected by the Board of Directors,

in accordance with CMB'S Communique concerning the

Independent External Auditing in Capital Markets

PROPOSAL #13: Authorize the members of the Board of          ISSUER             NO              N/A                  N/A

Directors to become partner to the Companies

operating in the same field of business in person or

on behalf of other persons and to make all the

necessary transactions in accordance with the

Articles 334 and 335 of the Turkish Trade Code

PROPOSAL #14: Authorize the Chairmanship in order to         ISSUER             NO              N/A                  N/A

sign the minutes of the assembly

PROPOSAL #15: wishes                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORD OTOMOTIV SANAYI AS, KOCAELI

  TICKER:                  N/A                 CUSIP:   M7608S105

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Presidential Board      ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Approve the decision on TRY 305.291.700        ISSUER             NO              N/A                  N/A

 cash dividend distribution which is from the

extraordinary reserves and which is 87% of the

Company capital, deciding the cash distribution date

as of 23 NOV 2009

PROPOSAL #3.: Authorize the Chairmanship to sign the         ISSUER             NO              N/A                  N/A

minutes of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOREST CITY ENTERPRISES, INC.

  TICKER:                  FCEA               CUSIP:   345550107

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: M.P. ESPOSITO, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOAN K. SHAFRAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LOUIS STOKES                                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: STAN ROSS                                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE PROPOSED AMENDMENT OF THE AMENDED          ISSUER            YES             FOR                  FOR

ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF CLASS A COMMON STOCK.

PROPOSAL #03: THE PROPOSED AMENDMENT OF THE AMENDED          ISSUER            YES         AGAINST           AGAINST

ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF PREFERRED STOCK.

PROPOSAL #04: THE PROPOSED AMENDMENT OF THE CODE OF          ISSUER            YES             FOR                  FOR

REGULATIONS TO ALLOW THE BOARD OF DIRECTORS TO AMEND

THE CODE OF REGULATIONS TO THE EXTENT PERMITTED BY

PROPOSAL #05: THE PROPOSED AMENDMENT AND RESTATEMENT         ISSUER            YES             FOR                  FOR

OF THE 1994 STOCK PLAN.

PROPOSAL #06: THE RATIFICATION OF                                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL

 YEAR ENDING JANUARY 31, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOREST LABORATORIES, INC.

  TICKER:                  FRX                 CUSIP:   345838106

  MEETING DATE:      8/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: HOWARD SOLOMON             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LAWRENCE S.                 ISSUER            YES             FOR                  FOR

OLANOFF, M.D., PH.D.

PROPOSAL #1C: ELECTION OF DIRECTOR: NESLI BASGOZ, M.D.      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM J.                   ISSUER            YES             FOR                  FOR

CANDEE, III

PROPOSAL #1E: ELECTION OF DIRECTOR: GEORGE S. COHAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DAN L. GOLDWASSER        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: KENNETH E. GOODMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: LESTER B. SALANS,        ISSUER            YES             FOR                  FOR

 M.D.

PROPOSAL #02: APPROVAL OF THE COMPANY'S EXECUTIVE              ISSUER            YES             FOR                  FOR

COMPENSATION PHILOSOPHY, POLICIES AND PROCEDURES AS

DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS.

PROPOSAL #03: RATIFICATION OF THE SELECTION OF BDO            ISSUER            YES             FOR                  FOR

SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31,

2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORMOSA CHEMICALS AND FIBRE CORP

  TICKER:                  N/A                 CUSIP:   Y25946107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of directors dismission               ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The issuance status of unsecured                 ISSUER             NO              N/A                  N/A

convertible bonds

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend TWD 4.5 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Approve the proposal of the election          ISSUER            YES             FOR                  FOR

of the Directors

PROPOSAL #B.8: Elect Wang Kane as a Director [ID No:         ISSUER            YES             FOR                  FOR

A100684249]

PROPOSAL #B.9: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORMOSA PETROCHEMICAL CORP

  TICKER:                  N/A                 CUSIP:   Y2608S103

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of the 2010 local unsecured        ISSUER             NO              N/A                  N/A

 corporate bonds

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 3.8 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of trading derivatives

PROPOSAL #B.5: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.6: Other issues                                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORMOSA PLASTICS CORP, TAIPEI

  TICKER:                  N/A                 CUSIP:   Y26095102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 4 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.5: Other issues                                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORMOSA TAFFETA CO LTD

  TICKER:                  N/A                 CUSIP:   Y26154107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the 2009                     ISSUER             NO              N/A                  N/A

business operations

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

as follows: proposed cash dividend: TWD 0.8 per share

PROPOSAL #B.3: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

the Directors from participation in competitive

business

PROPOSAL #B.4: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.5: Other issues                                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTESCUE METALS GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q39360104

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt and approve the remuneration                ISSUER            YES             FOR                  FOR

report for the Company and its controlled entities

for the YE 30 JUN 2009

PROPOSAL #2.: Elect Mr. Ian Cumming as a Director of         ISSUER            YES             FOR                  FOR

the Company who resigns from the office of Director

in accordance with Rule 17.3(9) of the Company's

Constitution

PROPOSAL #3.: Elect Mr. Li Xiaowei as a Director of          ISSUER            YES             FOR                  FOR

the Company who resigns from the office of Director

in accordance with Rule 17.3(9) of the Company's

Constitution

PROPOSAL #4.: Re-elect Mr. Herb Elliott as a Director        ISSUER            YES             FOR                  FOR

 of the Company who retires by rotation pursuant to

Rule 17.3(3) of the Company's Constitution

PROPOSAL #5.: Re-elect Mr. Ken Ambrecht as a Director        ISSUER            YES             FOR                  FOR

 of the Company who retires by rotation pursuant to

Rule 17.3(3) of the Company's Constitution

PROPOSAL #6.: Approve, for the purposes of Listing            ISSUER            YES             FOR                  FOR

Rule 10.14 and for all other purposes, the grant of

1,915 Bonus Shares to Mr. Andrew Forrest in

accordance with the Bonus Share Plan and otherwise on

 the terms and conditions as specified

PROPOSAL #7.: Authorize the Directors, for the                   ISSUER            YES             FOR                  FOR

purposes of Listing Rule 7.2 [Exception 9(b)] and for

 all other purposes, to grant Performance Rights and

issue Shares pursuant to those Performance Rights

from time to time upon the terms and conditions

specified in the rules of the Performance Share Plan

[which are specified in Annexure A to the Explanatory

 Statement], as an exception to Listing Rule 7.1

PROPOSAL #8.: Approve, for the purposes of Chapter 2E        ISSUER            YES             FOR                  FOR

 of the Corporations Act, Listing Rule 10.14 and for

all other purposes: the grant of 23,475 Performance

Rights to Mr. Andrew Forrest in accordance with the

Performance Share Plan and otherwise on the terms and

 conditions as specified; and the grant of 113,105

Performance Rights to Mr. Graeme Rowley in accordance

 with the Performance Share Plan and otherwise on the

 terms and conditions as specified; and the grant of

113,105 Performance Rights to Mr. Russell Scrimshaw

in accordance with the Performance Share Plan and

otherwise on the terms and conditions as specified

PROPOSAL #9.: Approve, pursuant to Rule 17.5(1) of            ISSUER            YES             FOR                  FOR

the Constitution and for the purposes of Listing Rule

 10.17 and for all other purposes, increase the

maximum aggregate remuneration payable by the Company

 to the Non-Executive Directors [as a whole] by AUD

250,000 from AUD 750,000 per annum to AUD 1,000,000

per annum with effect from 01 JUL 2009, divided

amongst the Non-Executive Directors in such

proportion and manner as the Directors determine or,

until so determined, equally

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      9/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Appoint Mr. Bart De Smet as a Member of        ISSUER             NO              N/A                  N/A

 the Board of Directors, until the end of the AGM of

Shareholders in 2013; Mr. Bart De Smet will carry out

 the function of Executive Director and will hold the

 title of Chief Executive Officer in accordance with

the current Articles of Association

PROPOSAL #3.: Authorize the Board of Directors for a         ISSUER             NO              N/A                  N/A

period of 18 months, to acquire Fortis Units, in

which own fully paid twinned shares of Fortis N.V.

are included, up to the maximum number permitted by

the Civil Code, Book 2, Article 98 paragraph 2 and

this: a) through all agreements, including

transactions on the stock exchange and private

transactions at a price equal to the closing price of

 the Fortis Unit on Euronext on the day immediately

preceding the acquisition, plus a maximum of 15% or

less a maximum of 15%; or b) by means of stock

lending agreements under terms and conditions that

comply with common market practice for the number of

Fortis Units from time to time to be borrowed by

PROPOSAL #4.: Closure                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.1: Amend Article 2 as specified subject          ISSUER             NO              N/A                  N/A

to the approval of the name change of the Belgian

Company, Fortis SA/NV, by the EGM of Shareholders of

Fortis SA/NV

PROPOSAL #2.2: Amend Paragraph B) of Article 9 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #2.3: Amend Paragraph A) and D) of Article          ISSUER             NO              N/A                  N/A

10 as specified

PROPOSAL #2.4: Amend Article 11 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.5: Amend Article 17 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.6: Authorize any and all Members of the          ISSUER             NO              N/A                  N/A

Board of Directors as well as any and all civil-law

notaries, associates and paralegals practising with

De Brauw Blackstone Westbroek N.V. to draw up the

draft of the required notarial deed of amendment to

the Articles of Association, to apply for the

required ministerial declaration of no-objection, as

well as to execute the notarial deed of amendment to

the Articles of Association

PROPOSAL #3.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.1: Authorize the Board of Directors of            ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to acquire Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, representing up to a

maximum of 10% of the issued share capital, for a

consideration equivalent to the closing price of the

Fortis Unit on Euronext on the day immediately

preceding the acquisition, plus a maximum of 15% or

minus a maximum of 15%

PROPOSAL #2.2: Authorize the Board of Directors of            ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to dispose of Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, under the conditions

it will determine

PROPOSAL #3.1.1: Amend the first sentence of Article         ISSUER             NO              N/A                  N/A

2 as specified

PROPOSAL #3.1.2: Approve to insert the specified new         ISSUER             NO              N/A                  N/A

paragraph in Article 3

PROPOSAL #3.2.1: Receive the special report                         ISSUER             NO              N/A                  N/A

PROPOSAL #3.2.2: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 88,200,000 to issue shares to meet the coupon

payment obligations under the financial instruments

mentioned in the special report by the Board of

Directors and to consequently cancel the unused

balance of the authorized capital, as mentioned in

Article 9 A) of the Articles of Association, existing

 at the date of the publication in the Belgian State

Gazette of the amendment to the Articles of

Association of the Company resolved by the EGM of

Shareholders which will deliberate this point

PROPOSAL #3.2.3: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 168,000,000 to issue shares to meet the

obligation to redeem the principal amount of the

Redeemable Perpetual Cumulative Coupon Debt

Securities issued by Fortis Bank nv-sa in SEP 2001

and to consequently cancel the unused balance of the

authorized capital, as mentioned in Article 9 A) of

the Articles of Association, existing at the date of

the publication in the Belgian State Gazette of the

amendment to the Articles of Association of the

Company resolved by the EGM of Shareholders which

PROPOSAL #3.2.4: Approve to modify the Paragraph A)          ISSUER             NO              N/A                  N/A

of Article 9 of the Articles of Association worded as

 specified

PROPOSAL #3.2.5: Amend Article 10 A) and D) as                   ISSUER             NO              N/A                  N/A

specified

PROPOSAL #3.3: Approve to replace Article 17 as                 ISSUER             NO              N/A                  N/A

specified

PROPOSAL #3.4: Approve to replace Article 28 as                 ISSUER             NO              N/A                  N/A

specified

PROPOSAL #3.5: Authorize the Chairman, with the                 ISSUER             NO              N/A                  N/A

authority to sub-delegate, to make at the time when

the coordinated text is drawn up the necessary

modifications to the Articles of Association,

including to give effect to the new names of Fortis

SA/NV and Fortis N.V.

PROPOSAL #4.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.1.1: Discussion of the annual report on          ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #2.1.2: Discussion of the consolidated                 ISSUER             NO              N/A                  N/A

annual accounts for the FY 2009

PROPOSAL #2.1.3: Discussion and proposal to approve          ISSUER             NO              N/A                  N/A

the statutory annual accounts of the company for the

FY 2009

PROPOSAL #2.2.1: Information on the dividend policy           ISSUER             NO              N/A                  N/A

PROPOSAL #2.2.2: Adopt a gross dividend for the 2009         ISSUER             NO              N/A                  N/A

FY of EUR 0.08 per Fortis Unit, the dividend will be

payable as from 01 JUN 2010

PROPOSAL #2.31A: Grant discharge Mr. Louis Cheung Chi        ISSUER             NO              N/A                  N/A

 Yan for the period 01 JAN 2009 through 01 FEB 2009

PROPOSAL #2.31B: Grant discharge Mr. Philippe Bodson         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31C: Grant discharge Mr. Richard                       ISSUER             NO              N/A                  N/A

Delbridge for the period 01 JAN 2009 through 13 FEB

PROPOSAL #2.31D: Grant discharge Mrs. Clara Furse for        ISSUER             NO              N/A                  N/A

 the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31E: Grant discharge Mr. Reiner Hagemann         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31F: Grant discharge Mr. Jan Michiel                ISSUER             NO              N/A                  N/A

Hessels for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31G: Grant discharge Mr. Jacques Manardo         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31H: Grant discharge Mr. Alois Michielsen        ISSUER             NO              N/A                  N/A

 for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31I: Grant discharge Mr. Ronald Sandler          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31J: Grant discharge Mr. Rana Talwar for         ISSUER             NO              N/A                  N/A

the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31K: Grant discharge Mr. Klaas Westdijk          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.31L: Grant discharge Mr. Karel De Boeck          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 01 JUL 2009

PROPOSAL #2.31M: Grant discharge Mr. Georges Ugeux            ISSUER             NO              N/A                  N/A

for the period 13 FEB 2009 through 13 FEB 2009

PROPOSAL #2.31N: Grant discharge Mr. Jozef De Mey for        ISSUER             NO              N/A                  N/A

 the period 13 FEB 2009 through 31 DEC 2009

PROPOSAL #2.31O: Grant discharge Mr. Jan Zegering              ISSUER             NO              N/A                  N/A

Hadders for the period 13 FEB 2009 through 31 DEC 2009

PROPOSAL #2.31P: Grant discharge Mr. Frank Arts for          ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31Q: Grant discharge Mr. Guy de Selliers         ISSUER             NO              N/A                  N/A

de Moranville for the period 29 APR 2009 through 31

DEC 2009

PROPOSAL #2.31R: Grant discharge Mr. Roel Nieuwdorp          ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31S: Grant discharge Mr. Lionel Perl for         ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31T: Grant discharge Mr. Shaoliang Jin            ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.31U: Grant discharge Mr. Bart De Smet for        ISSUER             NO              N/A                  N/A

 the period 18 SEP 2009 through 31 DEC 2009

PROPOSAL #2.3.2: Grant discharge the Auditor for the         ISSUER             NO              N/A                  N/A

FY 2009

PROPOSAL #3.: Information on Fortis's governance                ISSUER             NO              N/A                  N/A

relating to the reference codes and the applicable

provisions regarding corporate governance

PROPOSAL #4.: Approve the remuneration policy for the        ISSUER             NO              N/A                  N/A

 Board Members and the Members of the Group Executive

 Committee as explained in the explanatory note

PROPOSAL #5.: Approve the remuneration per Non-                  ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors of Fortis

SA/NV and Fortis N.V. as follows: a fixed annual

retainer of EUR 45,000, an attendance fee of EUR

2,000 per Board meeting and an attendance fee of EUR

1,500 per Board committee meeting in case of Members

of the relevant committee and EUR 2,000 in case of

the Chairman of the relevant committee; for the

Chairman of the Board of Directors a fixed annual

retainer of EUR 60,000 and an attendance fee of EUR

2,500 per Board meeting

PROPOSAL #6.1: Appoint Mr. Bart De Smet as a Member          ISSUER             NO              N/A                  N/A

of the Board of Directors until the end of the OGM of

 Shareholders in 2013, Mr. Bart De Smet will carry

out the function of Executive Director and will hold

the title of Chief Executive Officer in accordance

with the Articles of Association, Mr. Bart De Smet

was provisionally appointed by the Board of Directors

 on 01 JUL 2009

PROPOSAL #6.2: Appoint, subject to the approval of            ISSUER             NO              N/A                  N/A

the Banking, Finance and Insurance Commission and to

the appointment as a Member of the Board of Directors

 of Fortis N.V., Bridget McIntyre as a Non-Executive

Member of the Board of Directors until the end of the

 OGM of Shareholders in 2013, Bridget McIntyre

complies with the criteria set out in Article 526ter

of the Belgian Companies Code and will qualify as

Independent Director within the meaning of this

PROPOSAL #6.3: Appoint, subject to the approval of            ISSUER             NO              N/A                  N/A

the Banking, Finance and Insurance Commission and to

the appointment as a Member of the Board of Directors

 of Fortis N.V., Belen Romana as a Non-Executive

Member of the Board of Directors until the end of the

 OGM of Shareholders in 2013, Belen Romana complies

with the criteria set out in Article 526ter of the

Belgian Companies Code and will qualify as

Independent Director within the meaning of this

PROPOSAL #E.7.1: Authorize the Board of Directors of         ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to acquire Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, representing up to a

maximum of 10% of the issued share capital, for a

consideration equivalent to the closing price of the

Fortis Unit on Euronext on the day immediately

preceding the acquisition, plus a maximum of 15% or

minus a maximum of 15%

PROPOSAL #E.7.2: Authorize the Board of Directors of         ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct subsidiaries

 for a period of 18 months starting after the end of

the General Meeting which will deliberate this point,

 to dispose of Fortis Units, in which twinned Fortis

SA/NV shares are incorporated, under the conditions

it will determine

PROPOSAL #E81.1: Amend the first sentence of Article         ISSUER             NO              N/A                  N/A

2 as specified

PROPOSAL #E81.2: Approve to insert the specified new         ISSUER             NO              N/A                  N/A

paragraph in Article 3 as specified

PROPOSAL #E82.1: Communication of the special report         ISSUER             NO              N/A                  N/A

by the Board of Directors on the use and purpose of

the authorized capital prepared in accordance with

Article 604 of the Belgian Companies Code

PROPOSAL #E82.2: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 88,200,000 to issue shares to meet the coupon

payment obligations under the financial instruments

mentioned in the special report by the Board of

Directors and to consequently cancel the unused

balance of the authorized capital, as mentioned in

Article 9 a) of the Articles of Association, existing

 at the date of the publication in the Belgian State

Gazette of the amendment to the Articles of

Association of the company resolved by the EGM of

Shareholders which will deliberate this point

PROPOSAL #E82.3: Authorize the Board of Directors to         ISSUER             NO              N/A                  N/A

increase the Company capital by a maximum amount of

EUR 168,000,000 to issue shares to meet the

obligation to redeem the principal amount of the

Redeemable Perpetual Cumulative Coupon Debt

Securities issued by Fortis Bank nv-sa in September

2001 and to consequently cancel the unused balance of

 the authorized capital, as mentioned in Article 9 a)

 of the Articles of Association, existing at the date

 of the publication in the Belgian State Gazette of

the amendment to the Articles of Association of the

Company resolved by the EGM of Shareholders which

will deliberate this point

PROPOSAL #E82.4: Approve to modify the paragraph a)          ISSUER             NO              N/A                  N/A

of Article 9 of the Articles of Association worded as

 specified; the exact amount for which the Board of

Directors will ultimately be authorized to increase

the company capital will depend on the outcome of the

 vote in relation to the proposed resolutions under

items 8.2.2 and 8.2.3 by the EGM of Shareholders of

28 APR 2010

PROPOSAL #E82.5: Amend Article 10 a) and d) as                   ISSUER             NO              N/A                  N/A

specified

PROPOSAL #E.8.3: Approve to replace Article 17 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #E.8.4: Approve to replace Article 28 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #E.8.5: Authorize the Chairman, with the              ISSUER             NO              N/A                  N/A

authority to sub-delegate, to make at the time when

the coordinated text is drawn up the necessary

modifications to the Articles of Association,

including to give effect to the new names of Fortis

SA/NV and Fortis N.V.

PROPOSAL #9.: Closure                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTIS SA/NV, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B4399L102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.1.1: Discussion of the annual report on          ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #2.1.2: Discussion of the consolidated                 ISSUER             NO              N/A                  N/A

annual accounts for the FY 2009

PROPOSAL #2.1.3: Discussion and proposal to adopt the        ISSUER             NO              N/A                  N/A

 statutory annual accounts of the Company for the FY

2009

PROPOSAL #2.2.1: Information on the dividend policy           ISSUER             NO              N/A                  N/A

PROPOSAL #2.2.2: Adopt a gross dividend for the 2009         ISSUER             NO              N/A                  N/A

FY of EUR 0.08 per Fortis Unit, the dividend will be

payable as from 01 JUN 2010

PROPOSAL #2.3.A: Grant discharge Mr. Louis Cheung Chi        ISSUER             NO              N/A                  N/A

 Yan for the period 01 JAN 2009 through 01 FEB 2009

PROPOSAL #2.3.B: Grant discharge Mr. Philippe Bodson         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.C: Grant discharge Mr. Richard                       ISSUER             NO              N/A                  N/A

Delbridge for the period 01 JAN 2009 through 13 FEB

PROPOSAL #2.3.D: Grant discharge Mrs. Clara Furse for        ISSUER             NO              N/A                  N/A

 the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.E: Grant discharge Mr. Reiner Hagemann         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.F: Grant discharge Mr. Jan Michiel                ISSUER             NO              N/A                  N/A

Hessels for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.G: Grant discharge Mr. Jacques Manardo         ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.H: Grant discharge Mr. Alois Michielsen        ISSUER             NO              N/A                  N/A

 for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.I: Grant discharge Mr. Ronald Sandler          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.J: Grant discharge Mr. Rana Talwar for         ISSUER             NO              N/A                  N/A

the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.K: Grant discharge Mr. Klaas Westdijk          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 13 FEB 2009

PROPOSAL #2.3.L: Grant discharge Mr. Karel De Boeck          ISSUER             NO              N/A                  N/A

for the period 01 JAN 2009 through 01 JUL 2009

PROPOSAL #2.3.M: Grant discharge Mr. Georges Ugeux            ISSUER             NO              N/A                  N/A

for the period 13 FEB 2009 through 13 FEB 2009

PROPOSAL #2.3.N: Grant discharge Mr. Jozef De Mey for        ISSUER             NO              N/A                  N/A

 the period 13/02/2009 through 31/12/2009

PROPOSAL #2.3.O: Grant discharge Mr. Jan Zegering              ISSUER             NO              N/A                  N/A

Hadders for the period 13 FEB 2009 through 31 DEC 2009

PROPOSAL #2.3.P: Grant discharge Mr. Frank Arts for          ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.Q: Grant discharge Mr. Guy de Selliers         ISSUER             NO              N/A                  N/A

de Moranville for the period 29 APR 2009 through 31

DEC 2009

PROPOSAL #2.3.R: Grant discharge Mr. Roel Nieuwdorp          ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.S: Grant discharge Mr. Lionel Perl for         ISSUER             NO              N/A                  N/A

the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.T: Grant discharge Mr. Shaoliang Jin            ISSUER             NO              N/A                  N/A

for the period 29 APR 2009 through 31 DEC 2009

PROPOSAL #2.3.U: Grant discharge Mr. Bart De Smet for        ISSUER             NO              N/A                  N/A

 the period 18 SEP 2009 through 31 DEC 2009

PROPOSAL #3.: Information on Fortis's governance                ISSUER             NO              N/A                  N/A

relating to the reference codes and the applicable

provisions regarding corporate governance

PROPOSAL #4.: Adopt and approve the remuneration                ISSUER             NO              N/A                  N/A

policy for the Board Members and the Members of the

Group Executive Committee as explained in the

explanatory note

PROPOSAL #5.: Adopt the remuneration per Non-                      ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors of Fortis

SA/NV and Fortis N.V. as follows: a fixed annual

retainer of EUR 45,000, an attendance fee of EUR

2,000 per Board meeting and an attendance fee of EUR

1,500 per Board committee meeting in case of Members

of the relevant committee and EUR 2,000 in case of

the Chairman of the relevant committee; for the

Chairman of the Board of Directors a fixed annual

retainer of EUR 60,000 and an attendance fee of EUR

PROPOSAL #6.1: Appoint Bridget McIntyre as a Non-               ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors until the

end of the AGM of Shareholders in 2013, subject to

the appointment of Bridget McIntyre as a Non-

Executive Member of the Board of Directors of Fortis

SA/NV, which latter appointment is subject to the

approval of the Belgian Banking, Finance and

PROPOSAL #6.2: Appoint Belen Romana as a Non-                      ISSUER             NO              N/A                  N/A

Executive Member of the Board of Directors until the

end of the AGM of Shareholders in 2013, subject to

the appointment of Belen Romana as a Non-Executive

Member of the Board of Directors of Fortis SA/NV,

which latter appointment is subject to the approval

of the Belgian Banking, Finance and Insurance

PROPOSAL #7.: Authorize the Board of Directors as              ISSUER             NO              N/A                  N/A

from 29 APR 2010 for a period of 18 months, to

acquire Fortis Units, which include fully paid

twinned shares of Fortis N.V., up to a maximum of 10%

 of the issued share capital of Fortis N.V. a)

through all agreements, including transactions on the

 stock exchange and private transactions at a price

which is within a range between the closing price of

the relevant Fortis Unit on Euronext on the day

immediately preceding the acquisition, plus a maximum

 of 15% and one eurocent (EUR 0.01), or b) by means

of stock lending agreements under terms and

conditions that comply with common market practice,

but within the price range as referred to under a)

above, for the number of Fortis Units from time to

time to be borrowed by Fortis N.V.

PROPOSAL #8.1: Amend Article 2 as specified The name         ISSUER             NO              N/A                  N/A

of the Company is: ageas N.V.

PROPOSAL #8.2: Amend paragraph b) of Article 9 as              ISSUER             NO              N/A                  N/A

specified

PROPOSAL #8.3: Amend paragraph a) and d) of Article          ISSUER             NO              N/A                  N/A

10 as specified

PROPOSAL #8.4: Amend Article 11 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #8.5: Amend Article 17 as specified                       ISSUER             NO              N/A                  N/A

PROPOSAL #8.6: Authorize any and all Members of the          ISSUER             NO              N/A                  N/A

Board of Directors as well as any and all civil-law

notaries, associates and paralegals practising with

De Brauw Blackstone Westbroek N.V. to draw up the

draft of the required notarial deed of amendment to

the Articles of Association, to apply for the

required ministerial declaration of no-objection, as

well as to execute the notarial deed of amendment to

the Articles of Association

PROPOSAL #9.: Closure                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTUM OYJ

  TICKER:                  N/A                 CUSIP:   X2978Z118

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements, the operating and financial review, the

Auditor's report and the statement of the Supervisory

 Board for the year 2009 and the review by the

President and Chief Executive Officer

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve to pay a dividend of EUR 1.00          ISSUER            YES             FOR                  FOR

per share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Supervisory Board Members

PROPOSAL #11.: Approve the number of the Supervisory         ISSUER            YES             FOR                  FOR

Board Members

PROPOSAL #12.: Election of the Supervisory Board                ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Approve the remuneration of Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #14.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #15.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDERS' PROPOSAL: re-elect M. Lehti, S. Baldauf

 E. Aho, I. Ervasti-Vaintola, B. Johansson-Hedberg

and C. Ramm-Schmidt as the Board Members and election

 of J. Larson as a new Board Member

PROPOSAL #16.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Election of Deloitte and Touche Ltd as        ISSUER            YES             FOR                  FOR

 the Auditor

PROPOSAL #18.: Amend Articles 7, 14 and 18 of the              ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appoint the Nomination

Committee

PROPOSAL #20.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDERS' PROPOSAL: approve to dissolve the

Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FORTUNE BRANDS, INC.

  TICKER:                  FO                   CUSIP:   349631101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ANNE M. TATLOCK           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: NORMAN H. WESLEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PETER M. WILSON           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: APPROVAL OF AMENDMENTS TO THE COMPANY'S        ISSUER            YES             FOR                  FOR

 RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE

SUPERMAJORITY VOTING REQUIREMENTS.

PROPOSAL #04: APPROVAL OF THE FORTUNE BRANDS, INC.            ISSUER            YES             FOR                  FOR

2010 NON-EMPLOYEE DIRECTOR STOCK PLAN.

PROPOSAL #05: IF PRESENTED, A SHAREHOLDER PROPOSAL        SHAREHOLDER        YES         AGAINST               FOR

ENTITLED SPECIAL SHAREOWNER MEETINGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOSCHINI LTD

  TICKER:                  N/A                 CUSIP:   S29260122

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Receive and adopt the annual financial        ISSUER            YES             FOR                  FOR

 statements of the Company and the Group for the YE

31 MAR 2009

PROPOSAL #o.2: Re-appoint KPMG Inc. as the Auditors          ISSUER            YES             FOR                  FOR

of the Company, until the following AGM and authorize

 the Directors to determine the remuneration for the

past year

PROPOSAL #o.3: Approve the remuneration to be paid to        ISSUER            YES             FOR                  FOR

 the Non-Executive Directors for the year ending 31

MAR 2010, details are as follows: Chairman: ZAR

800,000, Audit Committee Chairman: ZAR 125,000,

Director: ZAR 175,000, Member of the Audit Committee:

 ZAR 45,000, Member of the Remuneration Committee:

ZAR 37,500, Member of the Risk Committee: 37,500,

Member of the Transformation Committee: ZAR 37,500

PROPOSAL #o.4: Re-elect Prof F. Abrahams as a Non-            ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #o.5: Re-elect Mr. D. M. Nurek as a Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #o.6: Re-elect Mr. D. M. Polak as a Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #o.7: Re-elect Ms. K. N. Dhlomo as a Non-             ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #o.8: Re-elect Mr. P. S. Meiring as an                 ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #o.9: Re-elect Ms. N. V. Simamane as a Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #s.1: Approve, as a general approval                     ISSUER            YES             FOR                  FOR

contemplated in Sections 85(2) and 85(3) of the

Companies Act, 1973 [Act 61 of 1973] as amended

[''the Act''], the acquisition by the Company or any

of its subsidiaries from time to time of the issued

ordinary shares of the Company, upon such terms and

conditions and in such amounts as the Directors of

the Company may from time to time determine, but

subject to the Articles of Association of the

Company, the provisions of the Act and the Listings

Requirements of the JSE Limited [JSE] as presently

constituted and which may be amended from time to

time, and subject to the repurchase of securities

being effected through the order book operated by the

 JSE trading system and done without any prior

understanding or arrangement between the Company and

the counterparty [reported trades are prohibited];

repurchase may not be made at a price greater than

10% above the weighted average of the market value

for the securities for the 5 business days

immediately preceding the date on which the

transaction is effected; at any point in time, a

Company may only appoint 1 agent to effect any

repurchases on the Company's behalf ; issuers may

only undertake a repurchase of securities, if, after

such repurchase, it still complies with Paragraphs

3.37 to 3.41 concerning shareholder spread

requirements; an issuer or its subsidiary may not

repurchase securities during a prohibited period as

defined in Paragraph 3.67 and the acquisition of

ordinary shares in any 1 FY may not exceed, in

aggregate 20% of the Company's issued ordinary share

capital of that class, at the time that approval is

granted, and the acquisition of shares by a

subsidiary of the Company may not exceed 10% in

aggregate in any 1 FY of the number of issued shares

PROPOSAL #o.10: Authorize any Director of the Company        ISSUER            YES             FOR                  FOR

 to do all such things and sign all such documents as

 may be necessary for or incidental to the

implementation of Ordinary Resolutions 1 to 9 and

Special Resolution Number 1 proposed at the meeting

convened to consider this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOSHAN ELECTRICAL & LIGHTING CO LTD

  TICKER:                  N/A                 CUSIP:   Y2618H105

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report and profit distribution plan as follows: a)

cash dividend/10 shares (tax included): CNY 2.2000;

b) bonus issue from profit  (share/10 shares): none;

c) bonus issue from capital reserve (share/10

shares): none

PROPOSAL #4: Election of Directors                                         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Shareholder Representative          ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #6: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #7: Re-appoint the 2010 Audit Firm                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOSTER WHEELER AG

  TICKER:                  FWLT               CUSIP:   H27178104

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: CLAYTON C. DALEY,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #02: IN THE EVENT COUNTERPROPOSALS,                       ISSUER            YES         AGAINST           AGAINST

ALTERATIONS OR AMENDMENTS OF THE AGENDA ITEMS OR

OTHER MATTERS ARE RAISED AT THE EXTRAORDINARY GENERAL

 MEETING, I INSTRUCT THE APPOINTED PROXIES TO VOTE AS

 FOLLOWS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOSTER WHEELER AG

  TICKER:                  FWLT               CUSIP:   H27178104

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: RE-ELECTION OF DIRECTOR FOR TERM                   ISSUER            YES             FOR                  FOR

EXPIRING IN 2013: EUGENE D. ATKINSON

PROPOSAL #1B: RE-ELECTION OF DIRECTOR FOR TERM                   ISSUER            YES             FOR                  FOR

EXPIRING IN 2013: STEVEN J. DEMETRIOU

PROPOSAL #1C: RE-ELECTION OF DIRECTOR FOR TERM                   ISSUER            YES             FOR                  FOR

EXPIRING IN 2013: STEPHANIE HANBURY-BROWN

PROPOSAL #1D: ELECTION OF DIRECTOR FOR A TERM                     ISSUER            YES             FOR                  FOR

BEGINNING ON JUNE 1, 2010, AND EXPIRING IN 2012:

ROBERT C. FLEXON

PROPOSAL #02: RE-ELECTION OF PRICEWATERHOUSECOOPERS          ISSUER            YES             FOR                  FOR

AG, SWITZERLAND, AS OUR INDEPENDENT AUDITOR

(REVISIONSSTELLE) FOR 2010.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #04: APPROVAL OF OUR 2009 SWISS ANNUAL                 ISSUER            YES             FOR                  FOR

REPORT AND OUR STATUTORY FINANCIAL STATEMENTS FOR

FISCAL YEAR 2009.

PROPOSAL #05: DISCHARGE FROM LIABILITY OF OUR                     ISSUER            YES             FOR                  FOR

DIRECTORS AND OUR EXECUTIVE OFFICERS FOR FISCAL YEAR

2009.

PROPOSAL #06: ALLOCATION AND RELEASE OF ADDITIONAL            ISSUER            YES             FOR                  FOR

PAID-IN CAPITAL TO RESERVES.

PROPOSAL #07: AMENDMENT OF OUR ARTICLES OF                          ISSUER            YES             FOR                  FOR

ASSOCIATION TO CHANGE THE SEAT OF FOSTER WHEELER AG.

PROPOSAL #08: AMENDMENT OF ARTICLES OF ASSOCIATION TO        ISSUER            YES             FOR                  FOR

 ELIMINATE REQUIREMENT TO LIST CITIZENSHIP OF

SHAREHOLDERS IN SHARE REGISTER.

PROPOSAL #09: AMENDMENT OF OUR ARTICLES OF                          ISSUER            YES             FOR                  FOR

ASSOCIATION TO COMPLY WITH THE NEWLY ENACTED SWISS

INTERMEDIARY-HELD SECURITIES ACT.

PROPOSAL #10: IN THE EVENT COUNTERPROPOSALS,                       ISSUER            YES         AGAINST           AGAINST

ALTERATIONS OR AMENDMENTS OF THE AGENDA ITEMS OR

OTHER MATTERS ARE RAISED AT THE ANNUAL GENERAL

MEETING I INSTRUCT THE APPOINTED PROXIES TO VOTE AS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOSTER'S GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q3944W187

  MEETING DATE:      10/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. M G Ould as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Company's constitution

PROPOSAL #2.: Approve that any shares issued under            ISSUER            YES             FOR                  FOR

the Foster's employee share grant plan, the terms of

which are specified, during the 3 years specified the

 date of this meeting be approved as an exception for

 purpose of ASX Listing Rule 7.1

PROPOSAL #3.: Approve the Company acquisition of                ISSUER            YES             FOR                  FOR

rights over a maximum of 343,000 ordinary shares in

the Company by Mr. Ian Johnson, the Chief Executive

Officer, under the Foster's Long Term Incentive Plan

upon the terms as specified

PROPOSAL #4.: Approve the Company acquisition of                ISSUER            YES             FOR                  FOR

rights a maximum 515,400 ordinary shares in the

Company by Mr. Ian Johnson, the Chief Executive

Officer, under the Foster's Long Term Incentive Plan

upon the terms as specified

PROPOSAL #5.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Company, as specified in the Directors' report, for

the YE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOSUN INTL LTD

  TICKER:                  N/A                 CUSIP:   Y2618Y108

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 of the Company and of Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.1: Re-elect Mr. Qin Xuetang as an                     ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company

PROPOSAL #3.2: Re-elect Mr. Liu Benren as a Non-                ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #3.3: Re-elect Mr. Zhang Shengman as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.4: Re-elect Mr. Andrew Y. Yan as an                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.5: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the remuneration of the Directors

of the Company

PROPOSAL #4: Re-appoint Messrs. Ernst & Young as the         ISSUER            YES             FOR                  FOR

Auditors and authorize the Board of Directors of the

Company to fix their remuneration

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to purchase the shares of the Company not exceeding

10% of the aggregate nominal amount of the issued

share capital of the Company as at the date of

passing of this resolution

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to issue, allot and deal with additional shares of

the Company not exceeding 20% of the aggregate

nominal amount of the issued share capital of the

Company as at the date of passing of this resolution

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors of the Company to issue,

allot and deal with additional shares in the capital

of the Company by the aggregate nominal amount of

shares repurchased by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOXCONN INTL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G36550104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements of the Company and its

subsidiaries for the YE 31 DEC 2009 together with the

 reports of the Directors and the Independent Auditor

PROPOSAL #2.: Re-elect Mr. Lee Jin Ming as a Director        ISSUER            YES             FOR                  FOR

 and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #3.: Re-elect Mr. Chih Yu Yang as a Director        ISSUER            YES             FOR                  FOR

 and authorize the Board of Directors of the Company

to fix his remuneration

PROPOSAL #4.: Appointment of Mr. Lee Jer Sheng as a          ISSUER            YES             FOR                  FOR

Director and authorize the Board of Directors of the

Company to fix his remuneration

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as         ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the Board

of Directors of the Company to fix their remuneration

PROPOSAL #6.: Authorize the Directors to purchase              ISSUER            YES             FOR                  FOR

shares of the Company in accordance with Ordinary

Resolution (6) as set out in the notice of the meeting

PROPOSAL #7.: Authorize the Directors to allot, issue        ISSUER            YES             FOR                  FOR

 and deal with additional shares of the Company in

accordance with Ordinary Resolution (7) as set out in

 the notice of the meeting

PROPOSAL #8.: Authorize the Directors to allot, issue        ISSUER            YES             FOR                  FOR

 and deal with additional shares of the Company in

accordance with Ordinary Resolution (8) as set out in

 the notice of the meeting

PROPOSAL #9.: Authorize the Directors to allot, issue        ISSUER            YES             FOR                  FOR

 and deal with additional shares of the Company under

 the share scheme of the Company in accordance with

Ordinary Resolution (9) as set out in the notice of

the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FOXCONN TECHNOLOGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y3002R105

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of joint-venture in                     ISSUER             NO              N/A                  N/A

People's Republic of China

PROPOSAL #A.4: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

cash dividend: TWD 0.8 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, stock dividend: 140 for 1,000

 shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Election of the Directors and the                ISSUER            YES         AGAINST           AGAINST

Supervisors

PROPOSAL #B.8: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from  participation in competitive  business

PROPOSAL #B.9: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FPL GROUP, INC.

  TICKER:                  FPL                 CUSIP:   302571104

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: SHERRY S. BARRAT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT M. BEALL, II                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. HYATT BROWN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES L. CAMAREN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. BRIAN FERGUSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEWIS HAY, III                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TONI JENNINGS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: OLIVER D. KINGSLEY, JR.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RUDY E. SCHUPP                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. SWANSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL H. THAMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HANSEL E. TOOKES, II                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF DELOITTE        ISSUER            YES             FOR                  FOR

 & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: APPROVAL OF AN AMENDMENT TO ARTICLE I          ISSUER            YES             FOR                  FOR

OF THE RESTATED ARTICLES OF INCORPORATION OF FPL

GROUP, INC. TO CHANGE THE COMPANY'S NAME TO NEXTERA

ENERGY, INC.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRANCE TELECOM SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4113C103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual financial statements         ISSUER            YES             FOR                  FOR

for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #3: Approve the allocation of income for the        ISSUER            YES             FOR                  FOR

 FYE on 31 DEC 2009 as reflected in the annual

financial statements

PROPOSAL #4: Approve the agreement pursuant to                   ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #5: Approve the agreements pursuant to                 ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #6: Approve the endorsements to the                       ISSUER            YES             FOR                  FOR

contracts concluded with the Company Novalis in

accordance with Article L.225-42-1 last Paragraph of

the Commercial Code

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

purchase or transfer France telecom shares

PROPOSAL #8: Appointment of Mr. Stephane Richard as a        ISSUER            YES             FOR                  FOR

 Board Member

PROPOSAL #9: Election of Mr. Marc Maouche as a Board         ISSUER            YES         AGAINST           AGAINST

Member, representing the members of the staff

shareholders

PROPOSAL #10: Election of Mr. Jean-Pierre Borderieux         ISSUER            YES         AGAINST           AGAINST

as a Board Member, representing the Members of the

staff shareholders

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares reserved to persons having signed a

liquidity contract with the Company in their capacity

 as holders of shares or stock options of Orange S.A

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with the free issuance of option-based

liquidity instruments reserved to holders of stock

options of Orange S.A. that have signed a liquidity

contract with the Company

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate stock options and/or options to purchase

shares of the Company

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with capital increases reserved to members of

 Saving Plans

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #E.16: Approve the powers for the formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRANKLIN RESOURCES, INC.

  TICKER:                  BEN                 CUSIP:   354613101

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SAMUEL H. ARMACOST      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHARLES CROCKER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOSEPH R. HARDIMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT D. JOFFE           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: CHARLES B. JOHNSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: GREGORY E. JOHNSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RUPERT H.                     ISSUER            YES             FOR                  FOR

JOHNSON, JR.

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS H. KEAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CHUTTA RATNATHICAM      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: PETER M. SACERDOTE      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: LAURA STEIN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: ANNE M. TATLOCK           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO SUBMIT FOR STOCKHOLDER APPROVAL FOR         ISSUER            YES             FOR                  FOR

PURPOSES OF COMPLYING WITH REQUIREMENTS OF SECTION

162(M) OF INTERNAL REVENUE CODE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRANSHION PROPERTIES (CHINA) LTD

  TICKER:                  N/A                 CUSIP:   Y2642B108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a final dividend for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3: Re-elect Mr. Luo Dongjiang as a Non-               ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #4: Re-appointment of Ernst & Young as the          ISSUER            YES             FOR                  FOR

Auditors of the Company and to authorize the Board of

 Directors of the Company to fix their remuneration

PROPOSAL #5: Approve a general mandate to the                     ISSUER            YES             FOR                  FOR

Directors to repurchase shares, as specified

PROPOSAL #6: Approve a general mandate to the                     ISSUER            YES             FOR                  FOR

Directors to issue new shares, as specified

PROPOSAL #7: Approve the extension of the general              ISSUER            YES             FOR                  FOR

mandate to the Directors to issue new shares based on

 the number of shares repurchased, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRANSHION PROPERTIES (CHINA) LTD

  TICKER:                  N/A                 CUSIP:   Y2642B108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and ratify and confirm the                 ISSUER            YES             FOR                  FOR

Acquisition Agreement, the Joint Venture Contract,

and the transactions contemplated under the

abovementioned documents [including the Transactions]

 [each capitalized term as defined and described in

the circular to the shareholders of the Company dated

 08 JUN 2010], and to authorize the Directors of the

Company to do all such deeds, acts, matters or things

 necessary or desirable for the purpose of or in

connection with the implementation of the foregoing

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRAPORT AG FRANKFURT AIRPORT SERVICES WORLDWIDE, F

  TICKER:                  N/A                 CUSIP:   D3856U108

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of Managing Directors pursuant to

 Sections 289(4) and 315(4) of the German Commercial

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 106,239,045.85 as

follows: payment of a dividend of EUR 1.15 per share

EUR 690,477.25 shall be carried forward ex-dividend

and payable date: 03 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 company shall be authorized to acquire own shares of

 up to 3% of its share capital, at prices not

deviating more than 10% from the market price of the

shares, on or before 01 JUN 2015; the Board of

Managing Directors shall be authorized to use the

shares within the scope of the Fraport Management

Stock Option Plan and as part of the Management bonus

 for Members of the Board of Managing Directors

PROPOSAL #7.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 Members of the Board of Managing Directors

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Law (ARUG) Section 14 shall

 be amended in respect of the shareholders meeting

being announced at least 35 days prior to the date of

 the meeting; Section 15 shall be amended in respect

of shareholders registering for participation in the

shareholders meeting at least six days in advance,

and providing evidence of their shareholding as per

the 21st day before the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRASER & NEAVE LTD

  TICKER:                  N/A                 CUSIP:   Y2642C155

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the report of the                ISSUER            YES             FOR                  FOR

Directors and audited financial statements for the YE

 30 SEP 2009

PROPOSAL #2: Approve a final tax-exempt dividend of          ISSUER            YES             FOR                  FOR

10.5 cents per share in respect of the YE 30 SEP 2009

PROPOSAL #3.a: Re-appoint Mr. Timothy Chia Chee Ming         ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires by rotation

PROPOSAL #3.b: Re-appoint Mr. Simon Israel as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation

PROPOSAL #3.c: Re-appoint Mr. Nicky Tan Ng Kuang as a        ISSUER            YES             FOR                  FOR

 Director of the Company, who retires by rotation

PROPOSAL #4: Approve the Directors' fees of SGD                 ISSUER            YES             FOR                  FOR

2,555,000 payable by the Company for the YE 30 SEP

PROPOSAL #5: Re-appoint the Auditors for the ensuing         ISSUER            YES             FOR                  FOR

year and authorize the Directors to fix their

remuneration

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to: (a) (i) issue shares in the capital of the

Company ('shares') whether by way of rights or bonus;

 and/or (ii) make or grant offers, agreements or

options (collectively, 'Instruments') that might or

would require shares to be issued, including but not

limited to the creation and issue of (as well as

adjustments to) warrants, debentures or other

instruments convertible into shares, on a pro rata

basis to shareholders of the Company at any time and

upon such terms and conditions and for such purposes

as the Directors may in their absolute discretion

deem fit; and (b) (notwithstanding the authority

conferred by this Resolution may have ceased to be in

 force) issue shares in pursuance of any Instrument

made or granted by the Directors while this

Resolution was in force, provided that: CONTD..

PROPOSAL #7: Authorize the Director of the Company to        ISSUER            YES         AGAINST           AGAINST

 allot and issue from time to time such number of

ordinary shares in the capital of the Company as may

be required to be issued pursuant to the exercise of

options under the Fraser and Neave, Limited

Executives' Share Option Scheme 1999 (the '1999

Scheme'), provided that the aggregate number of

ordinary shares to be issued pursuant to the 1999

Scheme shall not exceed 15% of the total number of

issued ordinary shares in the capital of the Company,

 excluding treasury shares, from time to time

PROPOSAL #8: Authorize the Directors of the Company          ISSUER            YES         AGAINST           AGAINST

to: (a) grant awards in accordance with the

provisions of the F&N Restricted Share Plan (the

'Restricted Share Plan') and/or the F&N Performance

Share Plan (the 'Performance Share Plan'); and (b)

allot and issue such number of ordinary shares in the

 capital of the Company as may be required to be

delivered pursuant to the vesting of awards under the

 Restricted Share Plan and/or the Performance Share

Plan, provided that the aggregate number of new

ordinary shares allotted and issued and/or to be

allotted and issued, when aggregated with existing

ordinary shares in the capital of the Company CONTD..

PROPOSAL #9: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot and issue from time to time such number of

ordinary shares in the capital of the Company as may

be required to be allotted and issued pursuant to the

 Fraser and Neave, Limited Scrip Dividend Scheme

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore (the

'Companies Act'), to purchase or otherwise acquire

issued ordinary shares in the capital of the Company

(the 'Shares') not exceeding in aggregate the Maximum

 Percentage (as specified), at such price or prices

as may be determined by the Directors from time to

time up to the Maximum Price (as specified), whether

by way of: (i) market purchase(s) on the SGX-ST

transacted through the SGX-ST trading system and/or

any other securities exchange on which the Shares may

 for the time being be listed and quoted ('Other

Exchange'); CONTD..

PROPOSAL #11: To transact any other business which            ISSUER             NO              N/A                  N/A

may properly be brought forward

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FREEPORT-MCMORAN COPPER & GOLD INC.

  TICKER:                  FCX                 CUSIP:   35671D857

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RICHARD C. ADKERSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. ALLISON, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A. DAY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD J. FORD                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. DEVON GRAHAM, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES C. KRULAK                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BOBBY LEE LACKEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JON C. MADONNA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DUSTAN E. MCCOY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES R. MOFFETT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: B. M. RANKIN, JR.                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN H. SIEGELE                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF ERNST        ISSUER            YES             FOR                  FOR

 & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

PROPOSAL #3: ADOPTION OF THE AMENDED AND RESTATED              ISSUER            YES             FOR                  FOR

2006 STOCK INCENTIVE PLAN.

PROPOSAL #4: STOCKHOLDER PROPOSAL REGARDING THE             SHAREHOLDER        YES         AGAINST               FOR

SELECTION OF A CANDIDATE WITH ENVIRONMENTAL EXPERTISE

 TO BE RECOMMENDED FOR ELECTION TO THE COMPANY'S

BOARD OF DIRECTORS.

PROPOSAL #5: STOCKHOLDER PROPOSAL REGARDING THE             SHAREHOLDER        YES         AGAINST               FOR

ADOPTION OF A POLICY REQUIRING SENIOR EXECUTIVES TO

RETAIN SHARES ACQUIRED THROUGH EQUITY COMPENSATION

PROGRAMS UNTIL TWO YEARS FOLLOWING TERMINATION OF

THEIR EMPLOYMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESENIUS MEDICAL CARE AG & CO. KGAA, BAYERN

  TICKER:                  N/A                 CUSIP:   D2734Z107

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER            YES             FOR                  FOR

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 748,591,242.19 as

follows: Payment of a dividend of EUR 0.61 per

ordinary share and EUR 0.63 per preferred share are

EUR 565,738,668.20 shall be carried forward Ex-

dividend and payable date: 12 MAY 2010

PROPOSAL #3.: Ratification of the acts of the General        ISSUER            YES             FOR                  FOR

 Partner

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Resolution on the approval of the                 ISSUER            YES             FOR                  FOR

Remuneration System of the Management Board members

of the General Partner

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #7.: Resolution on the creation of                        ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendment to

 the Articles of Association, a) the existing

authorized capital I of up to 35,000,000 shall be

revoked, the General Partner shall be authorized,

with the consent of the Supervisory Board, to

increase the share capital by up to EUR 35,000,000

through the issue of new ordinary shares against

payment in cash, on or before 10 MAY 2015 (authorized

 capital 2010/I), Shareholders shall be granted

subscription rights except for residual amounts, b)

the existing authorized capital II of up to

25,000,000 shall be revoked, the General Partner

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 25,000,000 through the issue of new

ordinary shares against payment in cash and/or kind,

on or before 10 MAY 2015 (authorized capital

2010/II), Shareholders shall be granted subscription

rights except for the issue of shares against payment

 in kind, and for a capital increase of up to 10% of

the share capital against contributions in cash if

the shares are issued at a price not materially below

PROPOSAL #8.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) Section 14, in respect of the shareholders'

meeting being convened at least 30 days prior to the

meeting, the day of the convocation and the day of

the shareholders' meeting not being included in the

calculation of the 30 day period Section 15(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders' meeting if they

register with the Company by the sixth day prior to

the meeting and provide evidence of their

shareholding as per the statutory record date Section

 15(2), in respect of members of the Supervisory

Board also being able to attend the shareholders'

meeting by electronic means of communication, Section

 15(3), in respect of proxy-voting instructions being

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESENIUS SE, BAD HOMBURG

  TICKER:                  N/A                 CUSIP:   D27348107

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the FY 2009 with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distributable profit of EUR 121,841,531.70 as

follows: payment of a dividend of EUR 0.75 per

ordinary share payment of a dividend of EUR 0.76 per

preference share EUR 48,422.82 shall be carried

forward ex-dividend and payable on 13 MAY 2010

PROPOSAL #3.: Ratification of the Acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Approval of the compensation system for        ISSUER             NO              N/A                  N/A

 the Board of Managing Directors in the FY 2010, as

detailed in the annual report

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER             NO              N/A                  N/A

FY: KPMG AG, Berlin

PROPOSAL #7.: Approval of the transformation of the          ISSUER             NO              N/A                  N/A

Company into a partnership limited by shares [KGaA]

resolution on the transformation of the Company into

Fresenius SE & Co, KGaA, whose entire share capital

shall comprise ordinary shares; the share capital of

the existing Company shall become the share capital

of the new Company, the shareholders of the Company

at the time of the transformation becoming the

limited shareholders of the new Company; the ordinary

 shareholders shall receive the same number of voting

 ordinary shares in the new Company as they held in

the old Company, and the preference shareholders

shall receive the same number of voting ordinary

shares in the new Company as they held non-voting

preference shares in the old Company; the general

partner of the new Company shall be Fresenius

Management SE [currently known as Asion SE], a wholly

 owned subsidiary of else Kroener-Fresenius-Stiftung,

 the holder of approximately 58% of the Company's

ordinary shares; the new general partner will not

hold an interest in the share capital, nor will it

participate in its earnings; approval by Asion SE of

its entry into the new Company as its general

partner, and approval by Asion SE of the Articles of

Association of the new Company Fresenius Management

SE [currently known as Asion SE], a wholly owned

subsidiary of else Kroener-Fresenius-Stiftung, the

holder of approximately 58% of the Company's ordinary

 shares; the new general partner will not hold an

interest in the share capital, nor will it

participate in its earnings; approval by Asion SE of

its entry into the new Company as its general

partner, and approval by Asion SE of the Articles of

Association of the new Company

PROPOSAL #8.: Separate resolution of the preference          ISSUER            YES             FOR                  FOR

shareholders on the transformation of the Company as

per Item 7

PROPOSAL #9.1: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Roland Berger

PROPOSAL #9.2: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Gerd Krick, Klaus

PROPOSAL #9.3: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Klaus-Peter Mueller

PROPOSAL #9.4: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Gerhard Rupprecht

PROPOSAL #9.5: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Michael Albrecht

PROPOSAL #9.6: Elections to the Supervisory Board of         ISSUER             NO              N/A                  N/A

Fresenius SE & Co. KGaA: Gerhard Roggemann

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESENIUS SE, BAD HOMBURG

  TICKER:                  N/A                 CUSIP:   D27348123

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of t he Supervisory Board, the group

financial statements and annual report, and the

report pursuant to Sections 289(4) and 315(4) of the

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 121,841,531.70 as

follows: Payment of a dividend of EUR 0.75 per

ordinary share payment of a dividend of EUR 0.76 per

preference share EUR 48,422.82 shall be carried

forward Ex-dividend and payable date: 13 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors in the 2010 FY, as

detailed in the annual report

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: KPMG AG, Berlin

PROPOSAL #7.: Approval of the transformation of the          ISSUER            YES             FOR                  FOR

company into a partnership limited by shares (KGaA)

resolution on the  transformation of the company into

 Fresenius SE + Co. KGaA, whose entire share capital

shall comprise ordinary shares, the share capital of

the existing Company shall become the share capital

of the new Company, the shareholders of the Company

at the time of the transformation becoming the

limited shareholders of the new Company, the ordinary

 shareholders shall receive the same number of voting

 ordinary shares in the new Company as they held in

the old Company, and the preference shareholders

shall receive the same number of voting ordinary

shares in the new company as they held non-voting

preference shares in the old company, the general

partner of the new company shall be Fresenius

Management SE (currently known as Asion SE), a wholly

 owned subsidiary of Else Kroener-Fresenius-Stiftung,

 the holder of approximately 58 percent of the

Company's ordinary shares, the new general partner

will not hold an interest in the share capital, nor

will it participate in its earnings, approval by

Asion SE of its entry into the new Company as its

general partner, and approval by Asion SE of the

Articles of Association of the new Company

PROPOSAL #8.: Separate resolution of the preference          ISSUER             NO              N/A                  N/A

shareholders on the transformation of the company as

per item 7

PROPOSAL #9.1: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Roland Berger

PROPOSAL #9.2: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Dr. Gerd Krick

PROPOSAL #9.3: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Klaus-Peter Mueller

PROPOSAL #9.4: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Dr. Gerhard Rupprecht

PROPOSAL #9.5: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Prof. Dr. med. D. Michael

Albrecht

PROPOSAL #9.6: Election of the Supervisory Board of          ISSUER            YES             FOR                  FOR

Fresenius SE + Co. KGaA: Gerhard Roggemann

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRESNILLO PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G371E2108

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the audited accounts of the                ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009, together with the

Directors' report and Auditors' report thereon

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the FYE 31 DEC 2009

PROPOSAL #4: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company  the Auditors  to hold office

 until the conclusion of the next general meeting of

the Company at which the accounts are laid before the

 Company

PROPOSAL #5: Authorize the Audit Committee of the              ISSUER            YES             FOR                  FOR

Company to agree the remuneration of the Auditors

PROPOSAL #6: Authorize the Directors to allot shares,        ISSUER            YES             FOR                  FOR

 pursuant to Section 551, Companies Act 2006

PROPOSAL #S.7: Authorize the Directors to disapply            ISSUER            YES             FOR                  FOR

pre-emption rights pursuant to Section 570, Companies

 Act 2006

PROPOSAL #S.8: Authorize the Directors to make market        ISSUER            YES             FOR                  FOR

 purchases of the Company's ordinary shares pursuant

to Section 701, Companies Act 2006

PROPOSAL #S.9: Approve that a general meeting other          ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

PROPOSAL #S.10: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRIENDS PROVIDENT GROUP PLC, DORKING

  TICKER:                  N/A                 CUSIP:   G371FQ104

  MEETING DATE:      10/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement dated        ISSUER            YES             FOR                  FOR

 03 SEP 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRIENDS PROVIDENT GROUP PLC, DORKING

  TICKER:                  N/A                 CUSIP:   G371FQ104

  MEETING DATE:      10/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to give effect to the Scheme          ISSUER            YES             FOR                  FOR

of Arrangement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRONTIER COMMUNICATIONS CORP

  TICKER:                  FTR                 CUSIP:   35906A108

  MEETING DATE:      10/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ADOPT THE AGREEMENT AND PLAN OF                ISSUER            YES             FOR                  FOR

MERGER, DATED AS OF MAY 13, 2009, AS AMENDED BY

AMENDMENT NO. 1 THERETO, DATED AS OF JULY 24, 2009

(THE MERGER AGREEMENT), BY AND AMONG VERIZON

COMMUNICATIONS INC., NEW COMMUNICATIONS HOLDINGS INC.

 AND FRONTIER COMMUNICATIONS CORPORATION.

PROPOSAL #02: TO AMEND THE RESTATED CERTIFICATE OF            ISSUER            YES             FOR                  FOR

INCORPORATION OF FRONTIER COMMUNICATIONS CORPORATION,

 AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED

SHARES OF FRONTIER COMMUNICATIONS CORPORATION COMMON

STOCK FROM 600,000,000 TO 1,750,000,000.

PROPOSAL #03: TO APPROVE THE ISSUANCE OF FRONTIER              ISSUER            YES             FOR                  FOR

COMMUNICATIONS CORPORATION COMMON STOCK PURSUANT TO

THE MERGER AGREEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FRONTIER COMMUNICATIONS CORP

  TICKER:                  FTR                 CUSIP:   35906A108

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LEROY T. BARNES, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER C.B. BYNOE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JERI B. FINARD                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWTON WEHLE FITT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM M. KRAUS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOWARD L. SCHROTT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LARRAINE D. SEGIL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID H. WARD                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MYRON A. WICK, III                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARY AGNES WILDEROTTER                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO CONSIDER AND VOTE UPON AN ADVISORY          ISSUER            YES             FOR                  FOR

PROPOSAL ON EXECUTIVE COMPENSATION.

PROPOSAL #03: TO CONSIDER AND VOTE UPON A STOCKHOLDER   SHAREHOLDER        YES         AGAINST               FOR

 PROPOSAL, IF PRESENTED AT THE MEETING.

PROPOSAL #04: TO RATIFY THE SELECTION OF KPMG LLP AS         ISSUER            YES             FOR                  FOR

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUBON BANK (HONG KONG) LTD

  TICKER:                  N/A                 CUSIP:   Y2652P104

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES             FOR                  FOR

accounts and the reports of the Directors and

Auditors for the YE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Re-elect Mr. Victor Kung as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Re-elect Mr. Hung Shih as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.c: Re-elect Mr. James Yip as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.d: Re-elect Mr. Pei-Hwa Thomas Liang as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #4.: Re-appointment of KPMG as the Auditors         ISSUER            YES             FOR                  FOR

of the Bank

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 during the relevant period, of all powers of the

Bank to allot, issue and deal with any un issued

shares in the capital of the Bank and to make or

grant offers, agreements and options which would or

might require any un issued shares of the Bank to be

allotted and issued be and is hereby generally and

unconditionally approved; the aggregate nominal

amount of share capital allotted and issued, or

agreed conditionally or unconditionally to be

allotted or issued [whether pursuant to an option or

otherwise], by the Directors pursuant to the approval

 in paragraph 5(a) above, otherwise than pursuant to

(i) a Rights Issue [as defined in paragraph (d)

below]; (ii) any option scheme or similar arrangement

 for the time being adopted for the grant or issue to

 officers and/ or employees of the Bank and/or any of

 its subsidiaries of shares or rights to acquire

shares of the Bank; (iii) any scrip dividend or

similar arrangement providing for the allotment of

shares of the Bank in lieu of the whole or part of a

dividend payable in respect of shares of the Bank in

accordance with the Articles of Association of the

Bank; or (iv) any specific authority, shall not

exceed the sum of (aa) 20% of the aggregate nominal

amount of the share capital of the Bank in issue as

at the date hereof and (bb) [if the Directors are so

authorized by a separate ordinary resolution of the

shareholders of the Bank] the aggregate nominal

amount of the share capital of the Bank repurchased

by the Bank since the granting of the general mandate

 [up to a maximum number of shares as will represent

10% of the issued share capital of the Bank] as at

the date hereof, and the said approval shall be

limited accordingly; [Authority expires the earlier

of the conclusion of the next AGM of the Bank; or

the expiration of the period within which the next

AGM of the Bank is required by the Companies

PROPOSAL #6.: Authorize the Directors of the Bank to         ISSUER            YES             FOR                  FOR

exercise the powers of the Bank referred to in

paragraph (a) of the resolution set out as resolution

 (5) in the notice of the meeting of which this

resolution forms a part in respect of the share

capital of the Bank referred to in sub-paragraph (bb)

 of paragraph (c) of such resolution

PROPOSAL #7.: Authorize the Directors, during the              ISSUER            YES             FOR                  FOR

relevant period of all the powers of the Bank to

repurchase issued shares in the capital of the Bank

on the Stock Exchange or any other stock exchange on

which the shares of the Bank may be listed and

recognized by the Securities and Futures Commission

of Hong Kong and the Stock Exchange for this purpose

be and is hereby generally and unconditionally

approved; the aggregate nominal amount of share

capital repurchased by the Bank pursuant to the

approval in paragraph 7(a) shall not exceed 10% of

the issued share capital of the Bank as at the date

hereof and the said approval shall be limited

accordingly; [Authority expires the earlier of the

conclusion of the next AGM of the Bank; or  the

expiration of the period within which the next annual

 general meeting of the Bank is required by the

Companies Ordinance to be held]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUBON FINL HLDG CO LTD

  TICKER:                  N/A                 CUSIP:   Y26528102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 issuance status of unsecured         ISSUER             NO              N/A                  N/A

and subordinated corporate bonds

PROPOSAL #A.4: The status of assets impairment                    ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The revision to the rules of board              ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #A.6: The promotion of relative laws and              ISSUER             NO              N/A                  N/A

regulations governing the same one person or the

connected proposes to hold more than ratio of voting

of shares of the same one financial holding Company

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed stock dividend: 50

for 1,000 shares held

PROPOSAL #B.4: Approve the long-term capital injection      ISSUER            YES             FOR                  FOR

PROPOSAL #B.5: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal and trading derivatives

PROPOSAL #B.7: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUGRO NV, LEIDSCHENDAM

  TICKER:                  N/A                 CUSIP:   N3385Q197

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Appoint Mr. J. Ruegg as a Member of the        ISSUER            YES             FOR                  FOR

 Management Board

PROPOSAL #3.: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUGRO NV, LEIDSCHENDAM

  TICKER:                  N/A                 CUSIP:   N3385Q197

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Board of Management and            ISSUER             NO              N/A                  N/A

the Supervisory Board for the year 2009

PROPOSAL #3: Adopt the 2009 annual accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Grant discharge of the Members of the            ISSUER            YES             FOR                  FOR

Board of Management for their Management

PROPOSAL #5: Grant discharge of the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board for their supervision

PROPOSAL #6.a: Discussion of the policy on reserves          ISSUER             NO              N/A                  N/A

and dividend

PROPOSAL #6.b: Approve the appropriation of the 2009         ISSUER            YES             FOR                  FOR

profits

PROPOSAL #7: Corporate Governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #8.a: Re-appointment of Mr. H.C. Scheffer as        ISSUER            YES             FOR                  FOR

 a Member of the Supervisory Board

PROPOSAL #8.b: Re-appointment of Mr. F.H. Schreve as         ISSUER            YES             FOR                  FOR

a Member of the Supervisory Board

PROPOSAL #8.c: Re-appointment of Mr. G-J. Kramer as a        ISSUER            YES         AGAINST           AGAINST

 Member of the Supervisory Board

PROPOSAL #8.d: Re-appointment of Mr. Th. Smith as a          ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #9.a: Re-appointment of Mr. P. Van Riel as a        ISSUER            YES             FOR                  FOR

 Member of the Board of Management

PROPOSAL #9.b: Re-appointment of Mr. A. Steenbakker          ISSUER            YES             FOR                  FOR

as a Member of the Board of Management

PROPOSAL #10: Re-appointment of the External Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #11.a: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

increase of the limitation on share buy-backs up to a

 maximum of 50% of the issued share capital in

accordance with Section 2:98 of the Dutch Civil Code

as revised on 11 JUN 2008

PROPOSAL #11.b: Amend the Articles of Association: in        ISSUER            YES         AGAINST           AGAINST

 anticipation of the expected change in Dutch

Legislation Section 2:114a of the Dutch Civil Code,

link the right of a shareholder or holder of

certificates of shares to propose items for the

agenda of a general meeting to the statutory minimum

PROPOSAL #11.c: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

other non material technical changes, which are

mainly prompted by European guidelines and changes to

 applicable law and regulations since 2005

PROPOSAL #12: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

have the Company acquire its own certificates of

PROPOSAL #13.a: Authorize the Board of Management to         ISSUER            YES         AGAINST           AGAINST

issue shares and or grant rights to subscribe for

shares

PROPOSAL #13.b: Authorize the Board of Management to         ISSUER            YES             FOR                  FOR

restrict and-or exclude pre-emption rights in respect

 of shares

PROPOSAL #14: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #15: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJI ELECTRIC HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J14112106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Official                ISSUER            YES             FOR                  FOR

Company Name to FUJI ELECTRIC CO., LTD., Streamline

Business Lines

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJI HEAVY INDUSTRIES LTD.

  TICKER:                  N/A                 CUSIP:   J14406136

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJI MEDIA HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J15477102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJIFILM HOLDINGS CORPORATION

  TICKER:                  N/A                 CUSIP:   J14208102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Renewal of Countermeasures to          ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJIKURA LTD.

  TICKER:                  N/A                 CUSIP:   J14784128

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors, Adopt

Reduction of Liability System for Outside Auditors

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUJITSU LIMITED

  TICKER:                  N/A                 CUSIP:   J15708159

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Payment of Bonuses to Corporate        ISSUER            YES         AGAINST           AGAINST

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUKUOKA FINANCIAL GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J17129107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Substitute Corporate Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Substitute Corporate Auditor        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Substitute Corporate Auditor        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUKUYAMA TRANSPORTING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J16212136

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUNAI ELECTRIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J16307100

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Clarify the Minimum          ISSUER            YES         AGAINST           AGAINST

Size of Auditors Board to 3, Adopt Reduction of

Liability System for All Auditors, Make Resolutions

to Approve Compensations to Directors and Corporate

Auditors, Allow Board to Appoint a Representative

Executive(s), Establish Articles Related to Auditors

Committee and Supplementary Auditors

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Directors

PROPOSAL #6: Amend the Compensation to be received by        ISSUER            YES         AGAINST           AGAINST

 Directors and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FURUKAWA ELECTRIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J16464117

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Corporate Auditors

PROPOSAL #5.: Approve Renewal of Countermeasures                ISSUER            YES         AGAINST           AGAINST

(Takeover Defense) Against Large-Scale Purchases of

the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUSHAN INTERNATIONAL ENERGY GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y2677L104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a loan agreement dated 13 APR          ISSUER            YES             FOR                  FOR

2010 (the 'Loan Agreement') entered into between Jade

 Green Investments Limited (Jade Green) and Mr. Xing

Libin (Mr. Xing) pursuant to which Jade Green has

conditionally agreed to make available a loan of HKD

937,367,261 (RMB824,883,190) (the Loan) to Mr. Xing

for offsetting all outstanding liabilities owed by

Mr. Xing under a sale and purchase agreement dated 09

 MAY 2008 as at the date of the Loan Agreement in an

amount equal to the Loan amount, entered into, among

others, the Company, Jade Green and Mr. Xing and the

details of which are contained in a circular of the

Company dated 25 JUN 2008 and the transactions

contemplated there under and authorize any one

Director of the Company, or any two Directors of the

Company if the affixation of the common seal is

necessary, for and on behalf of the Company, to

execute all such other documents, instruments and

agreements and to do all such acts or things deemed

by him them to be incidental to, ancillary to or in

connection with the matters contemplated in the Loan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  FUSHAN INTERNATIONAL ENERGY GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y2677L104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Directors and         ISSUER            YES             FOR                  FOR

the audited financial statements for the YE 31 DEC

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.A: Re-elect Mr. Wang Pingsheng as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.B: Re-elect Mr. Chen Zhouping as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.C: Re-elect Mr. Wong Lik Ping as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.D: Re-elect Mr. So Kwok Hoo as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.E: Re-elect Mr. Chen Zhaoqiang as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.F: Re-elect Mr. Liu Qingshan as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.G: Re-elect Mr. Zhang Wenhui as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.H: Re-elect Mr. Zhang Yaoping as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the Directors' remuneration for the year ending 31

DEC 2010 and all subsequent years

PROPOSAL #5: Appointment of the Auditors and                       ISSUER            YES             FOR                  FOR

authorize the Directors to fix their remuneration

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to issue and dispose of shares not

exceeding 20% of the existing issued share capital of

PROPOSAL #7: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 directors to repurchase shares not exceeding 10% of

the existing issued share capital of the Company

PROPOSAL #8: Approve to add, conditional upon the              ISSUER            YES             FOR                  FOR

passing of Resolution 7 above, the nominal amount of

repurchased shares to the general mandate given to

the Directors to allot shares

PROPOSAL #S.9: Adopt the new memorandum and Articles         ISSUER            YES             FOR                  FOR

of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  G4S PLC, CRAWLEY

  TICKER:                  N/A                 CUSIP:   G39283109

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements of the         ISSUER            YES             FOR                  FOR

Company for the YE 31 DEC 2009 and the reports of the

 Directors and Auditor thereon

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the annual report for the YE 31

DEC 2009

PROPOSAL #3: Approve to confirm and declare dividends        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-election of Alf Duch-Pedersen, a                ISSUER            YES             FOR                  FOR

Director, who is retiring by rotation

PROPOSAL #5: Re-election Lord Condon, a Director, who        ISSUER            YES             FOR                  FOR

 is retiring by rotation

PROPOSAL #6: Re-election Nick Buckles, a Director,            ISSUER            YES             FOR                  FOR

who is retiring by rotation

PROPOSAL #7: Re-election Mark Elliott, a Director,            ISSUER            YES             FOR                  FOR

who is retiring by rotation

PROPOSAL #8: Appoint KPMG Audit Plc as Auditor of the        ISSUER            YES             FOR                  FOR

 Company from the conclusion of this meeting until

the conclusion of the next general meeting at which

accounts are laid before the shareholders, and to

authorize the Directors to fix their remuneration

PROPOSAL #9: Authorize the Directors, pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006 (the 2006 Act) to allot shares in the Company or

 grant rights to subscribe for, or convert any

security into, shares in the Company: (i) up to an

aggregate nominal amount of GBD 117,540,000; and (ii)

 comprising equity securities  as specified Section

560 of the 2006 Act  up to a further aggregate

nominal amount of GBD 117,540,000 provided that they

are offered by way of a rights issue to holders of

ordinary shares on the register of members at such

record date(s) as the Directors may determine where

the equity securities respectively attributable to

the interests of the ordinary shareholders are

proportionate to the respective numbers of ordinary

shares held or deemed to be held by them on any such

PROPOSAL #CONT: CNTD..subject to such exclusions or          ISSUER             NO              N/A                  N/A

other arrangements as the Directors may deem

necessary or expedient to deal with treasury shares,

fractional entitlements, record dates, shares

represented by depositary receipts, legal or

practical problems arising under the laws of any

territory or the requirements of any relevant

regulatory body or stock exchange or any other

matter; provided that this   Authority shall expire

on the date of the next AGM of the Company, save that

 the Company shall be entitled to make offers or

agreements before the expiry of such authority which

would or might require relevant securities to be

allotted after such expiry and the Directors CNTD..

PROPOSAL #CONT: CNTD.. shall be entitled to allot              ISSUER             NO              N/A                  N/A

relevant securities pursuant to any such offer or

agreement as if this authority had not expired; and

all unexpired authorities granted previously to the

Directors to allot relevant securities under Section

80 of the Companies Act 1985 (the 1985 Act) shall

cease to have effect at the conclusion of this AGM

PROPOSAL #S.10: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 of the 2006 Act, subject to the passing

of resolution 9 above, to allot equity securities (as

 specified in section 560 of the 2006 Act) for cash

pursuant to the authority conferred by resolution 9

above as if section 561 of the 2006 Act did not apply

 to any such allotment, provided that this power

shall be limited to: (i) the allotment of equity

securities in connection with an offer or issue of

equity securities  but in the case of the authority

granted under paragraph (ii) of resolution 9 above,

by way of rights issue only  CNTD..

PROPOSAL #CONT: CNTD. to or in favour of the holders         ISSUER             NO              N/A                  N/A

of shares on the register of members at such record

date(s) as the Directors may determine where the

equity securities respectively attributable to the

interests of the shareholders are proportionate  as

nearly as may be practicable) to the respective

numbers of shares held by them on any such record

date(s), but subject to such exclusions or other

arrangements as the directors may deem necessary or

expedient in relation to fractional entitlements,

treasury shares, record dates, shares represented by

depositary receipts, legal or practical problems

arising under the laws of any territory or the

requirements of any relevant regulatory body or stock

 exchange or any other matter; CNTD..

PROPOSAL #CONT: CNTD. and (ii) the allotment                       ISSUER             NO              N/A                  N/A

(otherwise than pursuant to sub-paragraph (i) above)

of equity securities pursuant to the authority

granted under resolution 9(i) above, up to a maximum

nominal amount of GBD 17,630,000; authority shall

expire on the expiry of the general authority

conferred by resolution 9 above unless previously

renewed, varied or revoked by the Company in general

meeting, save that the Company shall be entitled to

make offers or agreements before the expiry of such

power which would or might require equity securities

to be allotted, or treasury shares to be sold, after

such expiry and the directors shall be entitled to

allot equity securities or sell treasury shares

pursuant to any such offer or agreement as if the

power conferred hereby had not expired

PROPOSAL #S.11: Authorize the Company, Section 701 of        ISSUER            YES             FOR                  FOR

 the 2006 Act, to make market purchases (within the

meaning of section 693(4) of the 2006 Act) of

ordinary shares of 25p each in the capital of the

Company on such terms and in such manner as the

directors may from time to time determine, provided

that: (i) the maximum number of such shares which may

 be purchased is 141,000,000; (ii) the minimum price

which may be paid for each such share is 25p

(exclusive of all expenses); CNTD..

PROPOSAL #CONT: CNTD.. (iii) the maximum price which         ISSUER             NO              N/A                  N/A

may be paid for each such share is an amount equal to

 105% of the average of the middle market quotations

for an ordinary share in the Company as derived from

the London Stock Exchange Daily Official List for the

 five business days immediately preceding the day on

which such share is contracted to be purchased

(exclusive of expenses); and authority shall expire,

at the conclusion of the AGM of the Company to be

held in 2011 (except in relation to the purchase of

such shares the contract for which was entered into

before the expiry of this authority and which might

be executed wholly or partly after such expiry)

PROPOSAL #12: Approve in accordance with Sections 366        ISSUER            YES             FOR                  FOR

 and 367 of the 2006 Act, the Company and all

Companies which are subsidiaries of the Company

during the period when this resolution 12 has effect

be and are hereby unconditionally authorized to: (i)

make political donations to political parties or

independent election candidates not exceeding GBD

50,000 in total; (ii) make political donations to

political organizations other than political parties

not exceeding GBD 50,000 in total; and (iii) incur

political expenditure not exceeding GBD 50,000 in

total; CNTD..

PROPOSAL #CONT: CNTD.. (as such terms are specified          ISSUER             NO              N/A                  N/A

in the 2006 Act) during the period beginning with the

 date of the passing of this resolution and ending on

 27 NOV 2011 or, if sooner, at the conclusion of the

AGM of the Company to be held in 2011 provided that

the authorized sum referred to in paragraphs (i),

(ii) and (iii) above may be comprised of one or more

amounts in different currencies which, for the

purposes of calculating the said sum, shall be

converted into pounds sterling at the exchange rate

published in the London edition of the financial

times on the date on which the relevant donation is

made or expenditure incurred (or the first business

day thereafter) or, if earlier, on the day in which

the Company enters into any contract or undertaking

in relation to the same

PROPOSAL #S.13: Approve that, with immediate effect:         ISSUER            YES             FOR                  FOR

(i) the Company's Articles of Association be amended

by deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 of the 2006 Act, are to be treated as provisions

of the Company's Articles of Association; and (ii)

the Articles of Association produced to the meeting

and initialled by the Chairman of the meeting for the

 purposes of identification be adopted as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

Company's existing Articles of Association

PROPOSAL #S.14: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company, other than an AGM may be called on not less

than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAIL (INDIA) LTD

  TICKER:                  N/A                 CUSIP:   Y2682X135

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009, profit & loss

account for the YE 31 MAR 2009, Directors' report,

the Auditors' report and the comments thereupon of

Comptroller & Auditor General of India

PROPOSAL #2.: Declare a final dividend of 30% [INR 3         ISSUER            YES             FOR                  FOR

per share] on the paid-up equity share capital of the

 Company for the YE 31 MAR 2009 as recommended by the

 Board and the interim dividend of 40% [ INR 4 per

share] already paid in the month of February 2009

PROPOSAL #3.: Re-appoint Shri. A. K. Purwaha as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. S. Sundareshan as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company to decide and fix the remuneration of the

Statutory/Branch Auditors of the Company in terms of

the provisions of Section 224(8)(aa) of the Companies

 Act, 1956 for the FY 2009-2010, as may be deemed fit

 by the Board

PROPOSAL #6.: Appoint Prof. A. Q. Contractor as a              ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #7.: Appoint Shri Apurva Chandra as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #8.: Appoint Shri R. D. Goyal as a Director         ISSUER            YES             FOR                  FOR

of the Company, who is liable to retire by rotation,

on such terms and conditions, remuneration and tenure

 as may be determined by the President of India from

time to time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GALAXY ENTERTAINMENT GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y2679D118

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                   ISSUER            YES             FOR                  FOR

financial statements and reports of the Directors and

 Auditors for the YE 31 DEC 2009

PROPOSAL #2.A: Election of Mr. James Ross Ancell as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.B: Election of Mr. Anthony Thomas                     ISSUER            YES             FOR                  FOR

Christopher Carter as a Director

PROPOSAL #2.C: Election of Dr. Martin Clarke as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.D: Election of Mr. Henry Lin Chen as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.E: Approve to fix the Directors'                       ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #3.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Directors to fix their remuneration

PROPOSAL #4.1: Authorize the Directors to purchase            ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #4.2: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with additional shares of the Company

PROPOSAL #4.3: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

as approved under 4.2

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GALP ENERGIA SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X3078L108

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify the cooptation of the Directors          ISSUER             NO              N/A                  N/A

for the Board of Directors

PROPOSAL #2: Approve to resolve on the Management              ISSUER             NO              N/A                  N/A

consolidated report, individual and consolidated

accounts, for the year 2009, as well as remaining

reporting documents

PROPOSAL #3: Approve to resolve on the proposal for          ISSUER             NO              N/A                  N/A

application of profits

PROPOSAL #4: Approve to resolve on the Companies                ISSUER             NO              N/A                  N/A

governance report

PROPOSAL #5: Approve to resolve on a general                       ISSUER             NO              N/A                  N/A

appraisal of the Company's Management and Supervision

PROPOSAL #6: Approve the statement on the                            ISSUER             NO              N/A                  N/A

remuneration policy

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAM HOLDING AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H2878E106

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the appropriation of annual              ISSUER            YES             FOR                  FOR

report, financial statements and group accounts   for

 the year 2009, notice of report of the statutory

Auditors

PROPOSAL #2.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings 2009

PROPOSAL #3.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and Executive Board Members

PROPOSAL #4.: Amend the Articles of incorporation              ISSUER            YES             FOR                  FOR

concerning the implementation of the swiss

intermediated securities act

PROPOSAL #5.1: Election of Mr. Diego Du Monceau to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #5.2: Election of Dr. Daniel Daeniker to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #6.: Appointment of KPMG AG, Zurich as the          ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAMESA CORPORACION TECNOLOGICA SA

  TICKER:                  N/A                 CUSIP:   E54667113

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, if any, of the individual                 ISSUER            YES             FOR                  FOR

financial statements (balance sheet, profit and loss

account, statement of changes in equity, cash flow

statement and notes) of Gamesa Corporacion

Tecnologica, SA, as well as consolidated annual

accounts with its subsidiaries (balance sheet, profit

 and loss account, statement of changes in equity,

cash flow statement and notes) for the YE 31 DEC 2009

PROPOSAL #2: Approve, where appropriate, the                       ISSUER            YES             FOR                  FOR

individual management report of Gamesa Corporacion

Tecnologica, SA, and the consolidated annual report

with its subsidiaries, for the FYE 31 DEC 2009

PROPOSAL #3: Approve the management and actions of            ISSUER            YES             FOR                  FOR

the Board of Directors during the YE 31 DEC 2009

PROPOSAL #4: Re-elect the Auditor of the Company and         ISSUER            YES             FOR                  FOR

its Consolidated Group for the year 2010

PROPOSAL #5: Approve the proposed application of the         ISSUER            YES             FOR                  FOR

result for the YE 31 DEC 2009

PROPOSAL #6: Approve the free allocation of shares            ISSUER            YES             FOR                  FOR

issued to shareholders of the Company, increased

social capital released by a relevant market value

maximum of EUR 29 million; it will offer shareholders

 the acquisition of their rights of free allocation

at a guaranteed price; expressed intentions

incomplete assignment; application for admission to

trading of the shares resulting in the Stock Exchange

 of Bilbao, Madrid, Barcelona and Valencia, through

the Automated Quotation System; and authorize the

Board of Directors, including giving new wording to

Article 4 of the Bylaws

PROPOSAL #7: Ratify the appointment of Mr. Luis Lada         ISSUER            YES             FOR                  FOR

Diaz as Director, appointed by cooptation after the

conclusion of the last AGM, with the qualification of

 Independent Outside Directors

PROPOSAL #8: Ratify the appointment of Ms. Forero-             ISSUER            YES             FOR                  FOR

Waldner Benita, to fill a vacancy after the

conclusion of the last AGM, with the qualification of

 other External Directors

PROPOSAL #9: Authorize the Board of Directors, as              ISSUER            YES             FOR                  FOR

provided in Article 153.1 b) of the Corporations Act

so that, within the maximum period of 5 years, and if

 they see fit, may increase the capital up half of

the current social capital in one or several times,

and at the time and amount they deem appropriate,

with attribution of the power to exclude the

preferential subscription right; and amend Article

PROPOSAL #10: Authorize the Board of Directors, with         ISSUER            YES             FOR                  FOR

express powers of substitution, for the acquisition

of own shares directly or through subsidiaries, under

 the terms stipulated in current legislation, for

which purpose, the amount unused, the authority

granted to this end, by the General Meeting of

Shareholders of 29 MAY 2009

PROPOSAL #11: Authorize the Board of Directors, for a        ISSUER            YES             FOR                  FOR

 period of 5 years, to issue: a) bonds or debentures

and other debt securities of a similar nature (other

than promissory notes), so as preference shares, with

 the maximum limit of 700 million, and b) pay, with

the upper limit at any time, regardless of the

previous 300 million, and authorize the Company to

ensure, within the limits described above, new

issuances of securities which carry the subsidiaries

PROPOSAL #12: Authorize the Board of Directors, for a        ISSUER            YES             FOR                  FOR

 period of 5 years, to issue exchangeable bonds or

debentures and/or convertible securities of the

Company, and warrants for newly issued shares or

shares in circulation of the Company, with the

maximum limit of EUR 700 million; the fixation of the

 criteria for the determination of the bases and

conditions for the conversion, exchange or exercise;

authorize the Board of Directors the necessary powers

 to establish the basis and conditions for the

conversion, exchange or exercise, as well as in the

case of debt and convertible bonds and warrants for

newly issued shares to raise capital in the amount

necessary to meet the requests for conversion of

debentures or exercise of warrants, with attribution

of the power to exclude the preferential subscription

 right of shareholders of the Company

PROPOSAL #13: Approve the transfer of registered                ISSUER            YES             FOR                  FOR

office of the Company and amend Article 1 of the

PROPOSAL #14: Amend Articles 12.2 and 17 of the Laws         ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve the delegation of powers to              ISSUER            YES             FOR                  FOR

formalize and execute all resolutions adopted by the

general meeting for a public instrument and

interpretation, correction, supplementing or

development to achieve the registrations are made

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAMESTOP CORP.

  TICKER:                  GME                 CUSIP:   36467W109

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: R. RICHARD FONTAINE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEROME L. DAVIS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN R. KOONIN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHANIE M. SHERN                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

BDO SEIDMAN, LLP AS THE INDEPENDENT REGISTERED PUBLIC

 ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR

ENDING JANUARY 29, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAMUDA BHD

  TICKER:                  N/A                 CUSIP:   Y2679X106

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment of the Directors'          ISSUER            YES             FOR                  FOR

fees of MYR 334,000 for the YE 31 JUL 2009

PROPOSAL #2.: Re-elect Y. Bhg Tan Sri Dato' Seri Dr          ISSUER            YES             FOR                  FOR

Haji Zainul Ariff bin Haji Hussain as a Director, who

 retires pursuant to Article 95 of the Company's

Articles of Association

PROPOSAL #3.: Re-elect Y. Bhg Dato' Haji Azmi bin Mat        ISSUER            YES             FOR                  FOR

 Nor, who retires pursuant to Article 95 of the

Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Saw Wah Theng as a                     ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 95 of the

Company's Articles of Association

PROPOSAL #5.: Re-appoint Y. Bhg Tan Sri Dato' Ir                ISSUER            YES             FOR                  FOR

Talha bin Haji Mohd Hashim as a Director of the

Company, who retires pursuant to Section 129 of the

Companies Act, 1965, to hold office until the

conclusion of the next AGM

PROPOSAL #6.: Re-appoint Y. Bhg Tan Sri Dato' Mohd            ISSUER            YES             FOR                  FOR

Ramli bin Kushairi as a Director of the Company, who

retires pursuant to Section 129 of the Companies Act,

 1965, to hold office until the conclusion of the

next AGM

PROPOSAL #7.: Re-appoint Y. Bhg Dato' Ir Kamarul                ISSUER            YES             FOR                  FOR

Zaman bin Mohd Ali as a Director of the Company, who

retires pursuant to Section 129 of the Companies Act,

 1965, to hold office until the conclusion of the

PROPOSAL #8.: Re-appoint Y.M. Raja Dato' Seri Abdul          ISSUER            YES             FOR                  FOR

Aziz bin Raja Salim as a Director of the Company, who

 retires pursuant to Section 129 of the Companies

Act, 1965, to hold office until the conclusion of the

 next AGM

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young, the          ISSUER            YES             FOR                  FOR

retiring Auditors and authorize the Directors to fix

their remuneration

PROPOSAL #10.: Authorize the Company, subject to the         ISSUER            YES             FOR                  FOR

provisions of the Companies Act, 1965, the Articles

of Association of the Company, the requirements of

Bursa Malaysia Securities Berhad [Bursa Securities]

main Market Listing requirements and the approvals of

 all relevant Government and/or Regulatory

Authorities, to purchase such number of ordinary

shares of MYR 1.00 each of the Company [Proposed

Share Buy-back] as may be determined by the Directors

 of the Company from time to time through Bursa

Securities upon such terms and conditions as the

Directors may deem fit in the interest of the Company

 provided that the aggregate number of shares to be

purchased pursuant to this resolution does not exceed

 10% of the total issued and paid-up share capital

for the time being of the Company and an amount not

exceeding the retained profits and/or share premium

of the Company be allocated by the Company for the

Proposed Share Buy-back; and at the discretion of the

 Directors, upon such purchase by the Company of its

own shares, the purchased shares will be cancelled

and/or retained as treasury shares and subsequently

be cancelled, distributed as dividends or resold on

Bursa Securities; and authorize the Directors to do

all acts and things and to enter into and execute all

 commitments, transactions, deeds, agreements,

arrangements, undertakings, indemnities, transfers,

assignments and/or guarantees as the Directors may

deem fit and expedient in order to implement,

finalize and give full effect to the proposed Share

Buy-back with full powers to assent to any

conditions, modifications, revaluations, variations

and/or amendments as may be required or imposed by

any relevant authorities and/or any amendments,

variations and/or modifications in the interest of

the Company as may be approved by any relevant

authorities if such approvals are required;

[Authority expires earlier at the conclusion of the

next AGM of the Company or the expiration of the

period within which the next AGM after that date is

required by law to be held], but not so as to

prejudice the completion of the purchase of its own

shares by the Company before the aforesaid expiry

date and, in any event, in accordance with the

provisions of the Listing Requirements of Bursa

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAMUDA BHD

  TICKER:                  N/A                 CUSIP:   Y2679X106

  MEETING DATE:      4/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Bursa Malaysia Securities            ISSUER            YES             FOR                  FOR

Berhad  Bursa Securities  for the admission of the

warrants to the official list of the main market of

Bursa Securities, the listing and quotation of the

warrants and new shares to be issued pursuant to the

exercise of the warrants on the main market of Bursa

Securities and the approval of other relevant

authorities; authorize the Board of Directors of the

Company  Board  to provisionally allot by way of a

renounceable rights issue up to 267,696,915 warrants

at an issue price of MYR 0.10 per Warrant to the

shareholders of the Company whose names appear in the

 record of depositors at the close of business on an

entitlement date to be determined by the Board

Entitled Shareholders , CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GANNETT CO., INC.

  TICKER:                  GCI                 CUSIP:   364730101

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CRAIG A. DUBOW                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOWARD D. ELIAS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARTHUR H. HARPER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN JEFFRY LOUIS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARJORIE MAGNER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SCOTT K. MCCUNE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DUNCAN M. MCFARLAND                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONNA E. SHALALA                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NEAL SHAPIRO                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KAREN HASTIE WILLIAMS                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY ERNST & YOUNG LLP AS THE                ISSUER            YES             FOR                  FOR

COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE 2010 FISCAL YEAR.

PROPOSAL #03: TO APPROVE THE COMPANY'S AMENDED AND            ISSUER            YES             FOR                  FOR

RESTATED 2001 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO THE        SHAREHOLDER        YES         AGAINST               FOR

USE OF TAX GROSS-UPS AS AN ELEMENT OF COMPENSATION

FOR SENIOR EXECUTIVES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAP INC.

  TICKER:                  GPS                 CUSIP:   364760108

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ADRIAN D.P. BELLAMY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOMENICO DE SOLE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. FISHER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM S. FISHER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BOB L. MARTIN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JORGE P. MONTOYA                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GLENN K. MURPHY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES M. SCHNEIDER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MAYO A. SHATTUCK III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KNEELAND C. YOUNGBLOOD                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY

29, 2011.

PROPOSAL #03: APPROVAL OF THE AMENDMENT AND                        ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE GAP, INC. EXECUTIVE MANAGEMENT

INCENTIVE COMPENSATION AWARD PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GARMIN LTD.

  TICKER:                  GRMN               CUSIP:   G37260109

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GENE M. BETTS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS P. POBEREZNY                             ISSUER            YES             FOR                  FOR

PROPOSAL #A2: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS GARMIN'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

PROPOSAL #A3: APPROVAL OF AMENDMENT TO THE GARMIN,            ISSUER            YES             FOR                  FOR

LTD. EMPLOYEE STOCK PURCHASE PLAN, AMENDED AND

RESTATED EFFECTIVE JANUARY 1, 2010.

PROPOSAL #S1: APPROVAL OF THE REDOMESTICATION                     ISSUER            YES             FOR                  FOR

PROPOSAL AS DESCRIBED IN THE ACCOMPANYING PROXY

PROPOSAL #S2: APPROVAL OF A MOTION TO ADJOURN THE              ISSUER            YES             FOR                  FOR

SPECIAL MEETING IF THERE ARE INSUFFICIENT PROXIES TO

APPROVE THE REDOMESTICATION PROPOSAL AT THE TIME OF

SPECIAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAS NATURAL SDG SA, BARCELONA

  TICKER:                  N/A                 CUSIP:   E5499B123

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

management report of Gas Natural SDG of 2009

PROPOSAL #2: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

Management report of Gas Natural SDG, S.A.

consolidated Group, with reference to the FYE 31 DEC

2009

PROPOSAL #3: Approve the application of 2009 profits         ISSUER            YES             FOR                  FOR

and distribution of dividends

PROPOSAL #4: Approve the management of the Board of          ISSUER            YES             FOR                  FOR

Directors during FY 2009

PROPOSAL #5: Re-appoint the Auditors of the Company          ISSUER            YES             FOR                  FOR

and its consolidated group for FY 2010

PROPOSAL #6.1: Approve the re-appointment or                       ISSUER            YES             FOR                  FOR

appointment of Antonio Brufau Niubo as the Board

PROPOSAL #6.2: Approve the re-appointment or                       ISSUER            YES             FOR                  FOR

appointment of Enrique Alcantara-Garcia Irazoqui as

the Board Member

PROPOSAL #6.3: Approve the re-appointment or                       ISSUER            YES             FOR                  FOR

appointment of Luis Suarez de Lezo Mantilla

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue bonds, debentures and other similar securities,

 either straight or secured, not convertible into

shares, as well as preferred shares, in the form and

amount that the general meeting may decide in

conformity with the Law, rendering void the authority

 granted thereto by the general meeting of

Shareholders of 16 MAY 2007, authorize the Company to

 guarantee the new securities issued by its

PROPOSAL #8: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

carry out the derivative acquisition of own shares,

either directly or via affiliated Companies of Gas

Natural SDG, S.A., under the terms that the general

meeting may approve and within the legal limits and

requirements, rendering void the authority granted

thereto by the general meeting of shareholders dated

26 JUN 2009

PROPOSAL #9: Authorize the Board of Directors, within        ISSUER            YES             FOR                  FOR

 a 5 year period, to increase the corporate capital,

all at once or in stages, issuing ordinary,

preference or redeemable shares with or without

voting rights, with or without share premium, up to a

 maximum amount equivalent to 50%, of the corporate

capital, for the amount and at the time that the

Board may think fit, excluding, if necessary, the

preferential subscription rights, subsequently

restating the temporary Article of the Articles of

Association, all of the foregoing under the

provisions of Section 153.1.b of the Spanish Limited

Companies Act, Ley de Sociedad es Anonimas, rendering

 void the authority granted thereto by the general

PROPOSAL #10: Approve the delegation of powers for            ISSUER            YES             FOR                  FOR

the execution, construction, development,

rectification and implementation of the resolutions

adopted by the general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZIT GLOBE (1982) LTD

  TICKER:                  N/A                 CUSIP:   M4792X107

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to discuss the financial                     ISSUER            YES             FOR                  FOR

statements and Director's report for 2009

PROPOSAL #2: Re-appointment of Accountant Auditors            ISSUER            YES             FOR                  FOR

and authorize the Board to fix their remuneration

PROPOSAL #3: Re-appointment of Mr. C. Ben-dor as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #4: Approve to update the remuneration of            ISSUER            YES             FOR                  FOR

Directors, other than External Directors and those

Directors who hold an additional office in the

Company, the update in accordance with the

regulations will currently be NIS 82,841 annul

remuneration and NIS 3,085 meeting attendance fees,

the Directors are also entitled to an annual grant of

 25,000 options or a quantity of options the economic

 value of which in accordance with the black and

schules formula is NIS 120,000, whichever is the

less, they are also entitled to D and O liability

exemption, indemnity and insurance cover as

previously approved by general meeting

PROPOSAL #5: Approve the annual bonus in the amount          ISSUER            YES             FOR                  FOR

of NIS 500,000 for the substitute Chairman Mr. A.

Mintkevitch

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM NEFT OJSC, ST.PETERSBURG

  TICKER:                  N/A                 CUSIP:   X7813K101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the balance sheet, profit and            ISSUER            YES             FOR                  FOR

loss statement

PROPOSAL #3: Approve the profit and loss distribution        ISSUER            YES             FOR                  FOR

 and dividend payment at RUB 3.57 per ordinary share

for the year 2009

PROPOSAL #4.1: Election of Alisov Vladimir                          ISSUER            YES             FOR                  FOR

Mikhailovich to the Board of Directors

PROPOSAL #4.2: Election of Garaev Marat Marselevich          ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #4.3: Election of Golubev Valery                            ISSUER            YES             FOR                  FOR

Alexandrovich to the Board of Directors

PROPOSAL #4.4: Election of Dubik Nikolay Nikolaevich         ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #4.5: Election of Dyukov Alexandr                          ISSUER            YES             FOR                  FOR

Valerievich to the Board of Directors

PROPOSAL #4.6: Election of Kalinkin Alexandr                       ISSUER            YES             FOR                  FOR

Vyacheslavovich to the Board of Directors

PROPOSAL #4.7: Election of Kruglov Andrey                            ISSUER            YES             FOR                  FOR

Vyacheslavovich to the Board of Directors

PROPOSAL #4.8: Election of Miller Alexey Borisovich          ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #4.9: Election of Miheev Alexandr                          ISSUER            YES             FOR                  FOR

Leonidovich to the Board of Directors

PROPOSAL #4.10: Election of Pavlova Olga Petrovna to         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #4.11: Election of Podyuk Vasiliy                          ISSUER            YES             FOR                  FOR

Grigorievich to the Board of Directors

PROPOSAL #4.12: Election of Seleznev Kirill                        ISSUER            YES             FOR                  FOR

Gennadievich to the Board of Directors

PROPOSAL #5.1: Election of Arkhipov Dmitry                          ISSUER            YES             FOR                  FOR

Alexandrovich to the Audit Commission

PROPOSAL #5.2: Election of Kovalev Vitaliy                          ISSUER            YES             FOR                  FOR

Anatolievich to the Audit Commission

PROPOSAL #5.3: Election of Frolov Alexandr                          ISSUER            YES             FOR                  FOR

Alexandrovich to the Audit Commission

PROPOSAL #6: Approve the External Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the remuneration to the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #8: Approve the remuneration to the Audit            ISSUER            YES             FOR                  FOR

Commission

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #10.71: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 9 billion Rubles

PROPOSAL #10.72: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, within

 the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 600 million Rubles

PROPOSAL #10.73: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 80 million Rubles

PROPOSAL #10.74: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, within the period between

July 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, to provide services related

to implementation of OAO Gazprom's investment

projects involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 1.6 billion Rubles

PROPOSAL #10.75: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event of loss

or destruction of, or damage to, including

deformation of the original geometrical dimensions of

 the structures or individual elements of, machinery

or equipment; linear portions, technological

equipment and fixtures of trunk gas pipelines,

petroleum pipelines or refined product pipelines;

property forming part of wells; natural gas held at

the facilities of the Unified Gas Supply System in

the course of transportation or storage in

underground gas storage reservoirs [insured

property], as well as in the event of losses incurred

 by OAO Gazprom as a result of an interruption in

production operations due to destruction or loss of

or damage to insured property [insured events], to

make payment of insurance compensation to OAO Gazprom

 or OAO Gazprom's subsidiary companies to which the

insured property has been leased [beneficiaries] up

to the aggregate insurance amount not exceeding 10

trillion Rubles in respect of all insured events, and

 OAO Gazprom undertakes to pay OAO SOGAZ an insurance

 premium in an aggregate maximum amount of 5 billion

Rubles, with each agreement having an effective term

PROPOSAL #10.76: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to life, health or property of other

persons or the natural environment as a result of an

emergency or incident occurring, among other things,

as a result of a terrorist act at a hazardous

industrial facility operated by OAO Gazprom [insured

events], to make an insurance payment to physical

persons whose life, health or property has been

harmed, to legal entities whose property has been

harmed or to the state, acting through those

authorized agencies of executive power whose

competence includes environmental protection

management, in the event that harm is caused to the

natural environment [beneficiaries] up to an

aggregate insurance amount not exceeding 30 million

Rubles, and OAO Gazprom undertakes to pay an

insurance premium in an aggregate maximum amount of

PROPOSAL #10.77: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to the life or health of OAO Gazprom's

 employees [insured persons] as a result of an

accident that occurs during the period of the

insurance coverage on a 24-hour-a-day basis or

diseases that are diagnosed during the effective

period of the agreements [insured events], to make an

 insurance payment to the insured person or the

person designated by him as his beneficiary or to the

 heir of the insured person [beneficiaries], up to

the aggregate insurance amount not exceeding 150

billion Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 40 million Rubles, each agreement having an

 effective term of 1 year

PROPOSAL #10.78: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO SOGAZ undertakes, in the event

that harm is caused to the life or health of

employees of OAO Gazprom's branch responsible for the

 administration of OAO Gazprom premises [insured

persons] as a result of an accident occurring during

the performance by an insured person of his official

duties, including the time of travel from the place

of residence of such person to the place of the

performance of his official duties, and back, within

2.5 hours before the beginning and after the end of

the working day [insured events], to make an

insurance payment to the insured person or the person

 designated by him as his beneficiary or to a heir of

 the insured person [beneficiaries], up to the

aggregate insurance amount not exceeding 279.66

million Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 589,000 Rubles, each agreement having an

PROPOSAL #10.79: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom or members of their families or non-

working retired former employees of OAO Gazprom or

members of their families [insured persons who are

beneficiaries] apply to a health care institution for

 the provision of medical services [insured events],

to arrange and pay for the provision of medical

services to the insured persons up to the aggregate

insurance amount not exceeding 90 billion Rubles and

OAO Gazprom undertakes to pay OAO SOGAZ an insurance

premium in an aggregate maximum amount of 200 million

 Rubles, each agreement having an effective term of 1

PROPOSAL #10.80: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises, members of

their families or nonworking retired former employees

 of OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises [insured

persons who are beneficiaries] apply to a health care

 institution for the provision of medical services

[insured events], to arrange and pay for the

provision of medical services to the insured persons

up to the aggregate insurance amount not exceeding

154.3 million Rubles and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount of 151.2 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.81: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch OAO Gazprom Avtopredpriyatie,

members of their families or non-working retired

former employees of OAO Gazprom's branch OAO Gazprom

Avtopredpriyatie or members of their families

[insured persons who are beneficiaries] apply to a

health care institution for the provision of medical

services [insured events], to arrange and pay for the

 provision of medical services to the insured persons

 up to the aggregate insurance amount not exceeding

62.8 million Rubles and OAO Gazprom undertakes to pay

 OAO SOGAZ an insurance premium in an aggregate

maximum amount of 59.03 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.82: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever harm [damage

 or destruction] is caused to a transportation

vehicle owned by OAO Gazprom, or such vehicle is

stolen or hijacked, or an individual component, part,

 unit, device or supplementary equipment installed on

 such transportation vehicle is stolen [insured

events], to make an insurance payment to OAO Gazprom

[beneficiary] up to the aggregate insurance amount

not exceeding 1,183.6 million Rubles and OAO Gazprom

undertakes to pay OAO SOGAZ an insurance premium in

an aggregate maximum amount of 22.49 million Rubles,

each agreement having an effective term of 1 year

PROPOSAL #10.83: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and OAO SOGAZ pursuant

to which OAO SOGAZ undertakes, in the event of:

assertion of claims against members of the Board of

Directors or the Management Committee of OAO Gazprom

who are not persons holding state positions in the

Russian Federation or positions in the state civil

service [insured persons] by physical persons or

legal entities for whose benefit the agreement will

be entered into and who could suffer harm, including

shareholders of OAO Gazprom, debtors and creditors of

 OAO Gazprom, employees of OAO Gazprom, as well as

the Russian Federation represented by its authorized

agencies and representatives [third parties

[beneficiaries]] for compensation of losses resulting

 from unintentional erroneous acts [omissions] of

insured persons in the conduct by them of their

management activities; the insured persons incurring

judicial or other costs in settling such claims;

assertion of claims against OAO Gazprom by third

persons [beneficiaries] for compensation of losses

resulting from unintentional erroneous acts

[omissions] of insured persons in the conduct by them

 of their management activities on the basis of

claims asserted with respect to OAO Gazprom's

securities, as well as claims originally asserted

against insured persons; OAO Gazprom incurring

judicial or other costs in settling such claims

[insured events], to make an insurance payment to

third parties [beneficiaries] whose interests were

prejudiced, as well as insured persons and/or OAO

Gazprom in the event of incurrence of judicial or

other costs involved in settling claims for

compensation of losses, up to the aggregate insurance

 amount not exceeding the Ruble equivalent of 100

million U.S. Dollars, and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount equal to the Ruble equivalent of 2

million U.S. Dollars, such agreement having an

PROPOSAL #10.84: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom,

 ZAO Gaztelecom, OAO Gazprom Promgaz, OAO

Gazpromregiongaz, OOO Gazprom Export, OOO

Gazpromtrans, ZAO Gazprom Invest Yug, OAO Gazprom

Space Systems, OOO Gazprom Komplektatsiya, ZAO

Gazprom Neft Orenburg, OAO Gazprom Neft , OAO

Druzhba, OAO Lazurnaya, OOO Mezhregiongaz, OAO

Salavatnefteorgsintez, OAO SOGAZ, DOAO

Tsentrenergogaz of OAO Gazprom, OAO Tsentrgaz,

Gazprombank [Open Joint Stock Company] and ZAO

Yamalgazinvest [the Contractors] pursuant to which

the Contractors undertake to provide, from August 30,

 2010 to December 31, 2010, in accordance with

instructions from OAO Gazprom, services of arranging

for and carrying out stocktaking of fixed assets of

OAO Gazprom that are to be leased to the Contractors,

 and OAO Gazprom undertakes to pay for such services

an aggregate maximum amount of 3 million Rubles

PROPOSAL #10.85: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and November 30, 2011, to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory and methodological documentation ensuring

reliability and development of gas distribution

systems; Development of recommendations concerning

the selection of gas supply options in respect of

remote and newly commissioned gas consuming

facilities; Predictive estimate of efficient areas

and volumes of the use of natural gas and other types

 of fuel and energy resources in regions of Eastern

Siberia and the Far East through the year of 2030

under different economic development scenarios; Flow

diagram of development of Severokolpakovskoye gas

condensate field with identification of a pilot

production period; Development of OAO Gazprom's

technical policy covering the energy parameters of

the unified gas supply system through the year of

2020 and deliver the research results to OAO Gazprom,

 and OAO Gazprom undertakes to accept of the research

 results and pay for such work an aggregate maximum

PROPOSAL #10.86: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Preparation of

regulatory and methodological documents on ensuring

control of development of natural gas fields at OAO

Gazprom; Technical and economic considerations

concerning the utilization residual gas at Astrakhan

Gas Processing Facility; Development of permanent

geological and technological [geological and

filtration] models of Kshuk and Lower Kvakchik gas

condensate fields; Development of a methodology for

cost-effective management of low pressure trunk

transportation of gas in a gas transportation system

with compressor plants equipped with full-pressure

gas pumping units [based on the example of GTS OOO

Gazprom Transgaz Yugorsk]; Development of regulatory

and technical documentation for arrangement for and

conduct of repairs of OAO Gazprom's facilities,

delivering the research results to OAO Gazprom and

OAO Gazprom undertakes to accept the research results

 and pay for such work an aggregate maximum amount of

PROPOSAL #10.87: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory documentation for the information support

of prospecting and development of gas condensate and

oil and gas condensate fields in the area of the

study of gas condensate parameters of wells and

deposits, planning and monitoring of the mining

process; Information and analytical support of the

management of gas distribution to consumers in

Russian Federation regions, including monitoring of

the load of gas pipeline branches and analysis of the

 compliance with the terms of permits for the use of

gas; Development of a set of regulatory documents

relating to standardization of the dispatch control

of gas supply systems; Development of regulatory and

methodological basis facilitating the preparation of

development and exploitation of methane-coal

deposits, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 321.7 million Rubles

PROPOSAL #10.88: Approve, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz, pursuant

 to which OAO Gazprom Promgaz undertakes within the

period between July 1, 2010 and December 31, 2012 to

perform, acting on OAO Gazprom's instructions,

research work for OAO Gazprom covering the following

subject: A program of commissioning gas pipeline

branches through the year of 2030, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 100 million

 Rubles

PROPOSAL #10.89: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of a

system of costing design and exploration operations

at OAO Gazprom's facilities on the basis of labor

costs, delivering the research results to OAO Gazprom

 and OAO Gazprom undertakes to accept the research

results and pay for such work an aggregate maximum

amount of 58 million Rubles

PROPOSAL #10.90: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2010 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of

corporate unit rates for construction and assembly,

drilling, start-up and commissioning work by clusters

 of concentrated construction in prices current as of

 01 JAN 2010 [by types of directories of state and

industry cost estimation standards used in the design

 of production facilities], delivering the research

results to OAO Gazprom and OAO Gazprom undertakes to

accept the research results and pay for such work an

aggregate maximum amount of 35 million Rubles

PROPOSAL #10.91: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Improvement of the

technology of natural gas conversion on a

bifunctional catalytic agent with the production of

synthetic liquid fuel and development of proposals

for the introduction of the developed technological

solutions for pilot production purposes, delivering

the research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 360 million

PROPOSAL #10.92: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2012 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of plans

 of activities for supply of natural gas and

gasification of regions of Eastern Siberia and the

Far East, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 14.5 million Rubles

PROPOSAL #10.93: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

Comprehensive Program for Early Diagnostics and

Prevention of Cardiovascular Diseases of OAO

Gazprom's Personnel; Development of an Occupational

Risk Management System and a Program for Prevention

of Injuries to Personnel at OAO Gazprom's

Enterprises; Development of a regulatory and

methodological framework for the vocational selection

 of personnel at OAO Gazprom's organizations for work

 on a rotational team basis; and Development of a

Comprehensive Program for Early Identification and

Prevention of Oncological Diseases of OAO Gazprom's

Personnel, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

PROPOSAL #10.94: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2012, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

system of medical, sanitary and psychological support

 for work at the Shtokman field with the use of

rotational team labor system and Development of

unified standards for evaluating [monitoring] and

forecasting the impact of natural, environmental and

production factors on the state of human health in

the area of construction of the Pre-Caspian gas

pipeline, development of the Caspian Sea shelf and

Central Asian oil and gas fields, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 116 million

PROPOSAL #10.95: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to express

assessment of estimated cost of OAO Gazprom's

commissioned facilities, determination of the

operational cost and expenses included in Chapters 1

and 9 of the consolidated estimates of the

construction cost of OAO Gazprom's facilities in

accordance with statutory, methodological and

regulatory documentation effective as of January 1,

2010, with the purpose of establishing effective

control over the use of the mentioned limits,

analysis of the labor costs involved in the design of

 mining facilities, trunk gas pipelines and

compressor plants on the basis of actual data

provided by OAO Gazprom's design institutions,

support of the Comprehensive Plan of Activities for

Optimizing the Company's Costs Structure in terms of

cost estimation-related regulatory framework and

assessment of cost estimation-related regulatory

documents facilitating the introduction of new

construction technologies, and OAO Gazprom undertakes

 to pay for such services an aggregate maximum amount

PROPOSAL #10.96: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and July 1, 2012 to perform, acting on OAO Gazprom's

instructions, research work for OAO Gazprom covering

the following subject: Assessment of opportunities

for the sale of methane extracted at the primary

production sites of Kuznetsk Coal Basin, delivering

the research results to OAO Gazprom, and OAO Gazprom

undertakes to accept of the research results and pay

for such work an aggregate maximum amount of 35

million Rubles

PROPOSAL #10.97: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz and OAO Gazprom Space Systems [the

Contractors], pursuant to which the Contractors

undertake, within the period between July 1, 2010 and

 December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to

implementation of programs of scientific and

technical cooperation of OAO Gazprom with foreign

partner companies and OAO Gazprom undertakes to pay

for such services an aggregate maximum amount of 2

PROPOSAL #10.98: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, to perform, acting on OAO Gazprom's

instructions, a set of work relating to technical

maintenance of OAO Gazprom's technological assets

constituting elements of communication lines and

equipment of the fiber optic communication system of

Yamal–Europe pipeline in the territories of the

Russian Federation and the Republic of Belarus,

delivering the results to OAO Gazprom, and OAO

Gazprom undertakes to accept of the results of the

operations and pay for such work an aggregate maximum

PROPOSAL #10.99: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of an

agreement between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz will

deliver to OAO Gazprom complete exclusive rights to

utility model Corporate system for collecting space

data required for the design and operation of long-

distance technical structures, prospecting of oil and

 gas fields and their development and operation owned

 by it, and OAO Gazprom undertakes to pay OAO Gazprom

 Promgaz a fee for the acquisition of exclusive

rights to the utility model in an aggregate maximum

amount of 20,000 Rubles

PROPOSAL #10100: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, ZAO Gazprom Invest Yug and OAO Tomskgazprom

[the Licensees], pursuant to which OAO Gazprom will

grant the Licensees ordinary [non-exclusive] license

to use computer software package Software for

computation of cost estimates based on the resource

method under the current level of well construction

prices by recording it in the memory of the

Licensees' computers, and the Licensees will pay OAO

Gazprom a license fee in an aggregate maximum amount

of 975,000 Rubles

PROPOSAL #10101: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

ZAO Yamalgazinvest, OOO Mezhregiongaz, OAO

Gazpromregiongaz, OAO Salavatnefteorgsintez, OOO REP

and Gazpromipoteka Fund [the Licensees], pursuant to

which OAO Gazprom will grant the Licensees an

ordinary [non-exclusive] license to use OAO Gazprom's

 trade marks, registered in the State Register of

Trade Marks and Service Marks of the Russian

Federation, as follows: on goods, labels or packaging

 of goods which are produced, offered for sale, sold

or displayed at exhibitions or fairs or otherwise

introduced into civil transactions in the territory

of the Russian Federation, are stored or transported

for such purpose or brought into the territory of the

 Russian Federation; in connection with performance

of work or provision of services, including the

development of oil and gas fields or construction of

oil or gas pipelines; on covering, business and other

 documentation, including documentation related to

introduction of goods into civil transactions; in

offers for the sale of goods, performance of work or

provision of services, as well as in announcements,

advertisements, in connection with the conduct of

charitable or sponsored events, in printed

publications, on official letterheads, on signs,

including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensees' corporate seals; in the Internet; in the

Licensees' corporate names, and the Licensees will

pay OAO Gazprom license fees in the form of quarterly

 payments for the right of use of each of OAO

Gazprom's trade mark with respect to each transaction

 in the amount not exceeding 300 times the minimum

statutory wage established by the effective

legislation of the Russian Federation as of the date

of signing the delivery and acceptance acts, plus

value added tax at the rate required by the effective

 legislation of the Russian Federation, in an

aggregate maximum amount of 38.232 million Rubles

PROPOSAL #10102: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

[the Licensee], pursuant to which OAO Gazprom will

grant the Licensee an exclusive license to use the

following OAO Gazprom's trade marks, registered in

blue, azure and white color/color combination in the

State Register of Trade Marks and Service Marks of

the Russian Federation, as follows: on goods, labels

or packaging of goods which are produced, offered for

 sale, sold or displayed at exhibitions or fairs or

otherwise introduced into civil transactions in the

territory of the Russian Federation, are stored or

transported for such purpose or brought into the

territory of the Russian Federation; in connection

with performance of work or provision of services,

including the development of oil and gas fields or

construction of oil or gas pipelines; on covering,

business and other documentation, including

documentation related to introduction of goods into

civil transactions; in offers for the sale of goods,

performance of work or provision of services, as well

 as in announcements, advertisements, in connection

with the conduct of charitable or sponsored events,

in printed publications, on official letterheads, on

signs, including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensee's corporate seals; in the Internet; in the

Licensee's corporate name, and the Licensee will pay

OAO Gazprom a license fee in the form of one-time

[lump-sum] payment in an aggregate maximum amount of

7.304 million Rubles

PROPOSAL #11.1: Election of Akimov Andrei Igorevich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.2: Election of Ananenkov Aleksandr                 ISSUER            YES         AGAINST           AGAINST

Georgievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.3: Election of Bergmann Burckhard to the        ISSUER            YES         AGAINST           AGAINST

 Board of Directors of OAO Gazprom

PROPOSAL #11.4: Election of Gazizullin Farit                       ISSUER            YES         AGAINST           AGAINST

Rafikovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.5: Election of Gusakov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.6: Election of Zubkov Viktor Alekseevich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.7: Election of Karpel Elena Evgenievna          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.8: Election of Makarov Aleksei                        ISSUER            YES         AGAINST           AGAINST

Aleksandrovich to the Board of Directors of OAO

PROPOSAL #11.9: Election of Miller Aleksei Borisovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.10: Election of Musin Valery Abramovich         ISSUER            YES             FOR                  FOR

to the Board of Directors of OAO Gazprom

PROPOSAL #11.11: Election of Nabiullina Elvira                   ISSUER            YES         AGAINST           AGAINST

Sakhipzadovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.12: Election of Nikolaev Viktor                       ISSUER            YES         AGAINST           AGAINST

Vasilievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.13: Election of Rusakova Vlada                        ISSUER            YES         AGAINST           AGAINST

Vilorikovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.14: Election of Sereda Mikhail                        ISSUER            YES         AGAINST           AGAINST

Leonidovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.15: Election of Fortov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Evgenievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.16: Election of Shmatko Sergei Ivanovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.17: Election of Yusufov Igor Khanukovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #12.1: Election of Arkhipov Dmitry                        ISSUER            YES             FOR                  FOR

Aleksandrovich as a Member of the Audit Commission of

 OAO Gazprom

PROPOSAL #12.2: Election of Belobrov Andrei                        ISSUER            YES         AGAINST           AGAINST

Viktorovich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.3: Election of Bikulov Vadim Kasymovich         ISSUER            YES             FOR                  FOR

as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.4: Election of Kobzev Andrei Nikolaevich        ISSUER            YES             FOR                  FOR

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.5: Election of Lobanova Nina                            ISSUER            YES             FOR                  FOR

Vladislavovna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.6: Election of Logunov Dmitry                          ISSUER            YES         AGAINST           AGAINST

Sergeyevich as a Member of the Audit Commission of

PROPOSAL #12.7: Election of Nosov Yury Stanislavovich        ISSUER            YES         AGAINST           AGAINST

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.8: Election of Pesotsky Konstantin                 ISSUER            YES         AGAINST           AGAINST

Valerievich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.9: Election of Salekhov Marat                          ISSUER            YES                                 AGAINST

Khasanovich as a Member of the Audit Commission of

PROPOSAL #12.10: Election of Tikhonova Maria                       ISSUER            YES             FOR                  FOR

Gennadievna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.11: Election of Yugov Aleksandr                       ISSUER            YES                                 AGAINST

Sergeyevich as a Member of the Audit Commission of

OAO Gazprom

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   368287207

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of OAO            ISSUER            YES             FOR                  FOR

Gazprom for 2009

PROPOSAL #2.: Approval of the annual accounting                 ISSUER            YES             FOR                  FOR

statements, including the profit and loss reports

(profit and loss accounts) of the Company based on

the results of 2009

PROPOSAL #3.: Approval of the distribution of profit         ISSUER            YES             FOR                  FOR

of the Company based on the results of 2009

PROPOSAL #4.: Approval of the amount of, time for and        ISSUER            YES             FOR                  FOR

 form of payment of annual dividends on the Company's

 shares that have been proposed by the Board of

Directors of the Company based on the results of 2009

PROPOSAL #5.: Approval of the Closed Joint Stock                ISSUER            YES             FOR                  FOR

Company PricewaterhouseCoopers Audit as the Company's

 External Auditor

PROPOSAL #6.: Amendments to the Clauses 19.1, 21.3,          ISSUER            YES             FOR                  FOR

31.1, 32.1 and 53.1 and Article 55 of the Charter of

OAO Gazprom

PROPOSAL #7.: Amendments to Article 23 and Clauses            ISSUER            YES             FOR                  FOR

24.2 and 25.1 of the Regulation on the General

Shareholders' Meeting of OAO Gazprom

PROPOSAL #8.: Payment of remuneration to Members of          ISSUER            YES         AGAINST           AGAINST

the Board of Directors in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #9.: Payment of remuneration to Members of          ISSUER            YES             FOR                  FOR

the Audit Commission in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #10.1: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] regarding receipt by OAO Gazprom

 of funds in a maximum sum of 500 million U.S.

dollars or its equivalent in Rubles or Euros, for a

term of up to and including 5 years, with interest

for using the loans to be paid at a rate not

exceeding 12% per annum in the case of loans in U.S.

Dollars/Euros and at a rate not exceeding the Bank of

 Russia's refinancing rate in effect on the date of

entry into the applicable loan agreement, plus 3% per

 annum, in the case of loans in Rubles

PROPOSAL #10.2: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO regarding receipt by OAO Gazprom of funds in a

maximum sum of 1.5 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.3: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO VTB Bank

regarding receipt by OAO Gazprom of funds in a

maximum sum of 1 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.4: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and State Corporation

Bank for Development and Foreign Economic Affairs

[Vnesheconombank] regarding receipt by OAO Gazprom of

 cash in a maximum amount of 6 billion U.S. Dollars

or its equivalent in Rubles or Euros, for a term of

up to and including 5 years, with interest for using

the loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. dollars / euros

and at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.5: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Gazprombank

[Open Joint Stock Company] entered into under the

loan facility agreement between OAO Gazprom and the

Bank, involving receipt by OAO Gazprom of cash in the

 maximum amount of 25 billion Rubles, for a term not

exceeding 30 calendar days, with interest for using

the loans to be paid at a rate not exceeding the

reference offered rate for Ruble loans [deposits] in

the Moscow money market [MosPrime Rate] established

for loans with a maturity equal to the period of

using the applicable loan, quoted as of the date of

entry into the applicable transaction, plus 2%

PROPOSAL #10.6: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Sberbank of

Russia OAO entered into under the loan facility

agreement between OAO Gazprom and the Bank, involving

 receipt by OAO Gazprom of cash in the maximum amount

 of 17 billion Rubles, for a term not exceeding 30

calendar days, with interest for using the loans to

be paid at a rate not exceeding the reference offered

 rate for Ruble loans [deposits] in the Moscow money

market [MosPrime Rate] established for loans with a

maturity equal to the period of using the applicable

loan, quoted as of the date of entry into the

applicable transaction, plus 4%

PROPOSAL #10.7: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and ZAO

Gazenergoprombank entered into under the loan

facility agreement between OAO Gazprom and the Bank,

involving receipt by OAO Gazprom of cash in the

maximum amount of 100 million U.S. Dollars, for a

term not exceeding 30 calendar days, with interest

for using the loans to be paid at a rate not

exceeding the London Interbank Offered Rate [LIBOR]

established for loans with a maturity equal to the

period of using the applicable loan, quoted as of the

 date of entry into the applicable transaction, plus

PROPOSAL #10.8: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and OAO Bank VTB,

entered into under the loan facility agreement

between OAO Gazprom and the bank, involving receipt

by OAO Gazprom of cash in the maximum amount of 5

billion Rubles, for a term not exceeding 30 calendar

days, with interest for using the loans to be paid at

 a rate not exceeding the reference offered rate for

Ruble loans [deposits] in the Moscow money market

[MosPrime Rate] established for loans with a maturity

 equal to the period of using the applicable loan,

quoted as of the date of entry into the applicable

transaction, plus 4%

PROPOSAL #10.9: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which Gazprombank

[Open Joint Stock Company] will accept and credit,

upon the terms and conditions announced by the Bank,

cash transferred to accounts opened in OAO Gazprom's

name and conduct operations through the accounts in

accordance with OAO Gazprom's instructions, as well

as agreements between OAO Gazprom and Gazprombank

[Open Joint Stock Company] regarding in the account

of a non-reducible balance in a maximum amount not

exceeding 20 billion Rubles or its equivalent in a

foreign currency per transaction, with interest to be

 paid by the bank at a rate not lower than 0.1% per

annum in the relevant currency

PROPOSAL #10.10: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO, ZAO Gazenergoprombank and OAO Bank VTB pursuant

 to which the Banks will accept and credit, upon the

terms and conditions announced by the Banks, cash

transferred to accounts opened in OAO Gazprom's name

and conduct operations through the accounts in

accordance with OAO Gazprom's instructions

PROPOSAL #10.11: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company], Sberbank of Russia OAO, ZAO

Gazenergoprombank and OAO Bank VTB, pursuant to which

 the Banks will provide services to OAO Gazprom

making use of electronic payments system of the

respective Bank, including receipt from OAO Gazprom

of electronic payment documents for executing payment

 operations through the accounts, provision of

electronic statements of accounts and conduct of

other electronic document processing, and OAO Gazprom

 will pay for the services provided at the tariffs of

 the respective Bank effective at the time of the

provision of the services

PROPOSAL #10.12: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, the foreign

 currency purchase/sale transactions between OAO

Gazprom and Gazprombank [Open Joint Stock Company] to

 be entered into under the General Agreement on the

Conduct of Conversion Operations No. 3446 between OAO

 Gazprom and the Bank dated September 12, 2006, in

the maximum amount of 500 million U.S. Dollars or its

 equivalent in Rubles, Euros or other currency for

each transaction

PROPOSAL #10.13: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities in connection

with the subsidiary companies challenging such tax

authorities' claims in court, in an aggregate maximum

 amount equivalent to 500 million U.S. Dollars and

for a period not exceeding 14 months

PROPOSAL #10.14: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO pursuant to which OAO Gazprom will issue

suretyships to secure performance by OAO Gazprom's

subsidiary companies of their obligations to Sberbank

 of Russia OAO with respect to the Bank's guarantees

issued to the Russian Federation's tax authorities in

 connection with the subsidiary companies challenging

 such tax authorities' claims in court, in an

aggregate maximum amount equivalent to 500 million

U.S. Dollars and for a period not exceeding 14 months

PROPOSAL #10.15: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities related to such

companies' obligations to pay excise taxes in

connection with exports of petroleum products that

are subject to excise taxes, and eventual penalties,

in the aggregate maximum amount of 1.8 billion Rubles

 and for a period not exceeding 14 months

PROPOSAL #10.16: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and Bank Societe

Generale pursuant to which OAO Gazprom undertakes to

Bank Societe Generale to secure performance by OOO

Gazprom Export of its obligations under a direct

contract in connection with the gas transportation

agreement between Nord Stream AG and OOO Gazprom

Export, concluded between OOO Gazprom Export and Bank

 Societe Generale [hereinafter referred to as Direct

Contract in connection with the GTA] including the

obligations to pay a termination fee pursuant to the

terms and conditions of the Direct Contract in

connection with the GTA, in an aggregate maximum

amount of 12.094 billion Euros

PROPOSAL #10.17: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz

pursuant to which OAO Gazprom will grant OAO

Beltransgaz temporary possession and use of the

facilities of the Yamal-Europe trunk gas pipeline

system and the related service equipment that are

situated in the territory of the Republic of Belarus

for a period not exceeding 12 months and OAO

Beltransgaz will make payment for using such property

 in the maximum amount of 6.4 billion Rubles

PROPOSAL #10.18: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans

pursuant to which OAO Gazprom will grant OOO

Gazpromtrans temporary possession and use of the

infrastructure facilities of the railway stations of

the Surgutskiy Condensate Stabilization Plant,

Sernaya railway station and Tvyordaya Sera railway

station, the facilities of the railway station

situated in the town of Slavyansk-na-Kubani, the

facilities of the railway line between Obskaya and

Bovanenkovo stations, as well as the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OOO Gazpromtrans Level

[ERP] and Electronic Archive Module at OOO

Gazpromtrans Level for a period not exceeding 12

months and OOO Gazpromtrans will make payment for

using such property in the maximum amount of 3.6

PROPOSAL #10.19: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg pursuant to which OAO Gazprom will grant ZAO

 Gazprom Neft Orenburg temporary possession and use

of the wells, downhole and above-ground well

equipment within the Eastern Segment of the

Orenburgskoye oil and gas-condensate field for a

period not exceeding 12 months and ZAO Gazprom Neft

Orenburg will make payment for using such property in

 the maximum amount of 1.49 billion Rubles

PROPOSAL #10.20: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Lazurnaya

pursuant to which OAO Gazprom will grant OAO

Lazurnaya temporary possession and use of the

property of the first and second units of the

Lazurnaya Peak Hotel complex situated in the city of

Sochi, for a period not exceeding 12 months and OAO

Lazurnaya will make payment for using such property

in the maximum amount of 83.4 million Rubles

PROPOSAL #10.21: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

Agreements between OAO Gazprom and DOAO

Tsentrenergogaz of OAO Gazprom pursuant to which OAO

Gazprom will grant DOAO Tsentrenergogaz of OAO

Gazprom temporary possession and use of the building

and equipment of the repair and machining shop at the

 home base of the oil and gas production department

for the Zapolyarnoye gas-oil-condensate field,

situated in the Yamalo-Nenetskiy Autonomous Area,

Tazovskiy District, township of Novozapolyarnyi, the

building and equipment of the repair and machining

shop at the Southern Regional Repair Base situated in

 the Stavropolskiy Province, town of Izobilnyi, as

well as the software and hardware solutions System

for Managing OAO Gazprom's Property and Other Assets

at DOAO Tsentrenergogaz of OAO Gazprom Level [ERP],

OAO Gazprom Long Term Investments Reporting and

Analysis System [LTIAA] at DOAO Tsentrenergogaz Level

 and Electronic Archive Module at DOAO

Tsentrenergogaz of OAO Gazprom Level for a period not

 exceeding 12 months and DOAO Tsentrenergogaz of OAO

Gazprom will make payment for using such property in

the maximum amount of 123.2 million Rubles

PROPOSAL #10.22: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tsentrgaz

pursuant to which OAO Gazprom will grant OAO

Tsentrgaz temporary possession and use of the

facilities of a preventative clinic situated in the

Tula Region, Shchekinsky District, township of

Grumant, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Tsentrgaz Level [ERP], OAO

Gazprom Long-Term Investments Reporting and Analysis

System [LTIAA] at OAO Tsentrgaz Level, System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OAO

Tsentrgaz Level and Electronic Archive Module at OAO

Tsentrgaz Level for a period not exceeding 12 months

and OAO Tsentrgaz will make payment for using such

property in the maximum amount of 35.5 million Rubles

PROPOSAL #10.23: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz pursuant

to which OAO Gazprom will grant OAO Gazprom Promgaz

temporary possession and use of experimental

prototypes of gas-using equipment [self-contained

modular boiler installation, recuperative air heater,

 mini-boiler unit, radiant panel heating system, U-

shaped radiant tube, modularized complete full-

function small-sized gas and water treatment

installations for coal bed methane extraction wells,

well-head equipment, borehole enlargement device, and

 pressure core sampler] located in the Rostov Region,

 town of Kamensk-Shakhtinsky, and the Kemerovi

Region, city of Novokuznetsk, an aerospace data

processing software and equipment complex, as well as

 the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Gazprom Promgaz Level [ERP] and Electronic

Archive Module at OAO Gazprom Promgaz Level for a

period not exceeding 12 months and OAO Gazprom

Promgaz will make payment for using such property in

the maximum amount of 21.6 million Rubles

PROPOSAL #10.24: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will grant Gazprombank [Open Joint Stock Company]

temporary possession and use of the non-residential

premises in a building that are situated at 31 Lenina

 Street, Yugorsk, Tyumen Region and are used to house

 a branch of Gazprombank [Open Joint Stock Company],

with a total floor space of 810.6 square meters, and

the plot of land occupied by the building and

required for the use of that building, with an area

of 3,371 square meters, for a period not exceeding 12

 months and Gazprombank [Open Joint Stock Company]

will make payment for using such property in the

maximum amount of 2.4 million Rubles

PROPOSAL #10.25: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Salavatnefteorgsintez pursuant to which OAO Gazprom

will grant OAO Salavatnefteorgsintez temporary

possession and use of the gas condensate pipeline

running from the Karachaganakskoye gas condensate

field to the Orenburg Gas Refinery for a period not

exceeding 12 months and OAO Salavatnefteorgsintez

will make payment for using such property in the

maximum amount of 283,000 Rubles

PROPOSAL #10.26: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom

pursuant to which OAO Gazprom will grant OAO

Vostokgazprom temporary possession and use of M-468R

special-purpose communications installation, as well

as the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Vostokgazprom Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Vostokgazprom Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Vostokgazprom Level

and Electronic Archive Module at OAO Vostokgazprom

Level for a period not exceeding 12 months and OAO

Vostokgazprom will make payment for using such

property in the maximum amount of 17.7 million Rubles

PROPOSAL #10.27: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OAO Gazprom will grant OOO Gazprom

 Export temporary possession and use of an M-468R

special-purpose communications installation, as well

as the software and hardware solutions OAO Gazprom

Long-Term Investments Reporting and Analysis System

[LTIAA] at OOO Gazprom Export Level and System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OOO

Gazprom Export Level for a period not exceeding 12

months and OOO Gazprom Export will make payment for

using such property in the maximum amount of 3.4

million Rubles

PROPOSAL #10.28: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Neft pursuant to

which OAO Gazprom will grant OAO Gazprom Neft

temporary possession and use of an M-468R special-

purpose communications installation, as well as the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO

Gazprom Neft Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Gazprom Neft Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Gazprom Neft Level

and Electronic Archive Module at OAO Gazprom Neft

Level for a period not exceeding 12 months and OAO

Gazprom Neft will make payment for using such

property in the maximum amount of 15.4 million Rubles

PROPOSAL #10.29: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems pursuant to which OAO Gazprom will grant OAO

Gazprom Space Systems temporary possession and use of

 software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO Gazkom

 Level [ERP], OAO Gazprom Long-Term Investments

Reporting and Analysis System [LTIAA] at OAO Gazprom

Space Systems Level and Electronic Archive Module at

OAO Gazprom Space Systems Level for a period not

exceeding 12 months and OAO Gazprom Space Systems

will make payment for using such property in the

maximum amount of 19.7 million Rubles

PROPOSAL #10.30: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Yamalgazinvest

 pursuant to which OAO Gazprom will grant ZAO

Yamalgazinvest temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at ZAO

Yamalgazinvest Level [ERP] and Electronic Archive

Module at ZAO Yamalgazinvest Level for a period not

exceeding 12 months and ZAO Yamalgazinvest will make

payment for using such property in the maximum amount

 of 12.9 million Rubles

PROPOSAL #10.31: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which OAO Gazprom will grant ZAO

Gazprom Invest Yug temporary possession and use of

the ERP software and equipment complex System for

Managing OAO Gazprom's Property and Other Assets at

ZAO Gazprom Invest Yug Level [ERP] for a period not

exceeding 12 months and ZAO Gazprom Invest Yug will

make payment for using such property in the maximum

amount of 2.4 million Rubles

PROPOSAL #10.32: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom will grant OOO

Mezhregiongaz temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OOO

Mezhregiongaz Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OOO Mezhregiongaz Level and System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OOO Mezhregiongaz Level

for a period not exceeding 12 months and OOO

Mezhregiongaz will make payment for using such

property in the maximum amount of 14 million Rubles

PROPOSAL #10.33: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO Gazprom will grant OAO SOGAZ

temporary possession and use of the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OAO SOGAZ Level (ERP)

and Electronic Archive Module at OAO Insurance

Company of Gas Industry (SOGAZ) Level for a period

not exceeding 12 months and OAO SOGAZ will make

payment for using such property in the maximum amount

 of 13.4 million Rubles

PROPOSAL #10.34: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Komplektatsiya pursuant to which OAO Gazprom will

grant OOO Gazprom Komplektatsiya temporary possession

 and use of the software and hardware solutions

System for Managing OAO Gazprom's Property and Other

Assets at OOO Gazprom Komplektatsiya Level [ERP], OAO

 Gazprom Long-Term Investments Reporting and Analysis

 System [LTIAA] at OOO Gazprom Komplektatsiya Level,

System of Reporting and Analysis of Information on

Non-Core Assets within OAO Gazprom System [RAINCA] at

 OOO Gazprom Komplektatsiya Level and Electronic

Archive Module at OOO Gazprom Komplektatsiya Level

for a period not exceeding 12 months and OAO Gazprom

Komplektatsiya will make payment for using such

property in the maximum amount of 15.2 million Rubles

PROPOSAL #10.35: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom

pursuant to which OAO Gazprom will grant ZAO

Gaztelecom temporary possession and use of

communications facilities comprised of buildings,

communications lines, communications networks, cable

duct systems and equipment, which are located in the

city of Moscow, the city of Maloyaroslavets, the city

 of Rostov-on-Don, the city of Kaliningrad, the

Moscow Region and the Smolensk Region of the Russian

Federation and in the territory of the Republic of

Belarus, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at ZAO Gaztelecom Level [ERP] and

Electronic Archive Module at ZAO Gaztelecom Level for

 a period not exceeding 12 months and ZAO Gaztelecom

will make payment for using such property in the

maximum amount of 233.4 million Rubles

PROPOSAL #10.36: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Gazpromregiongaz pursuant to which OAO Gazprom will

grant OAO Gazpromregiongaz temporary possession and

use of the property complex of the gas distribution

system, comprised of facilities designed to transport

 and supply directly to consumers [gas offtaking

pipelines, gas distribution pipelines, inter-township

 and street gas pipelines, high, medium and low

pressure gas pipelines, gas flow control stations and

 buildings], as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Gazpromregiongaz Level [ERP],

 OAO Gazprom Long-Term Investments Reporting and

Analysis System [LTIAA] at OAO Gazpromregiongaz

Level, and Electronic Archive Module at OAO

Gazpromregiongaz Level for a period not exceeding 12

months and OAO Gazpromregiongaz will make payment for

 using such property in the maximum amount of 726.6

PROPOSAL #10.37: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Druzhba

pursuant to which OAO Gazprom will grant OAO Druzhba

temporary possession and use of the facilities of

Druzhba vacation center [hotels, effluent treatment

facilities, transformer substations entrance

checkpoints, cottages, utility networks, metal

fences, parking areas, ponds, roads, pedestrian

crossings, sites, sewage pumping station, sports

center, roofed ground-level arcade, servicing

station, diesel-generator station, boiler house

extension, storage facility, Fisherman's Lodge,

garage, garage with administrative and amenity

building, a stela, as well as service machinery,

equipment, furniture and accessories] situated in the

 Moscow Region, Naro-Fominsk District, village of

Rogozinino, for a period not exceeding 12 months and

OAO Druzhba will make payment for using such property

 in the maximum amount of 265.5 million Rubles

PROPOSAL #10.38: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in the

maximum amount of 50 million Rubles, with a fee due

to the bank at a rate not exceeding 1% per annum of

the amount of the guarantee

PROPOSAL #10.39: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in a

maximum amount equivalent to 1 million Euros, with a

fee due to the bank at a rate not exceeding 1% per

annum of the amount of the guarantee

PROPOSAL #10.40: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom undertakes, acting on

behalf of OOO Mezhregiongaz and at its instructions,

to declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OOO Mezhregiongaz

undertakes to pay for such services in the amount not

 exceeding 3,000 Rubles per cargo customs

declaration, as well as the value added tax at the

rate required by the effective legislation of the

Russian Federation, for an aggregate maximum amount

PROPOSAL #10.41: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK,

pursuant to which OAO Gazprom undertakes, acting on

behalf of OAO NOVATEK and at its instructions, to

declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OAO NOVATEK undertakes to

 pay for such services in the amount not exceeding

1.58 Rubles per 1 thousand cubic meters of natural

gas, as well as the value added tax at the rate

required by the effective legislation of the Russian

Federation, on the basis of the monthly volume of the

 transported natural gas, for an aggregate maximum

amount of 42.7 million Rubles

PROPOSAL #10.42: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will deliver and OOO

Mezhregiongaz will accept [take off] gas in the

amount not exceeding 300 billion cubic meters,

deliverable on a monthly basis, and will pay for the

gas an aggregate maximum amount of 992 billion Rubles

PROPOSAL #10.43: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 252.23 million Rubles, in its own

name, but for OAO Gazprom's account, to accept gas

produced by OAO Gazprom and its affiliates and sell

it through OOO Mezhregiongaz's electronic trading

site in the amount not exceeding 11.25 billion cubic

meters for a maximum amount of 25.22 billion Rubles

PROPOSAL #10.44: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz will deliver and

OAO Gazprom will accept [take off] gas bought by OOO

Mezhregiongaz from independent entities in the amount

 not exceeding 11.25 billion cubic meters and will

pay for the gas an aggregate maximum amount of 39.98

billion Rubles

PROPOSAL #10.45: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OOO Gazprom Export undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 70 million Rubles, in its own name,

 but for OAO Gazprom's account, to accept liquid

hydrocarbons owned by OAO Gazprom, including crude

oil, gas condensate and refined products [gasoline,

liquefied gases, etc.] and sell them in the market

outside the customs territory of the Russian

Federation, in the amount not exceeding 1.6 million

tons for a maximum amount of 15 billion Rubles

PROPOSAL #10.46: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Northgas,

pursuant to which ZAO Northgas will deliver and OAO

Gazprom will accept [take off] gas in the amount not

exceeding 70 million cubic meters, deliverable on a

monthly basis, and will pay for the gas an aggregate

maximum amount of 61 million Rubles

PROPOSAL #10.47: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Severneftegazprom, pursuant to which OAO

Severneftegazprom will deliver and OAO Gazprom will

accept [take off] gas in the amount not exceeding

16.45 billion cubic meters and will pay for the gas

an aggregate maximum amount of 33.25 billion Rubles

PROPOSAL #10.48: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 will deliver and OAO Gazprom will accept [take off]

unstable crude oil in the amount not exceeding 800

thousand tons and will pay for the crude oil an

aggregate maximum amount of 7 billion Rubles

PROPOSAL #10.49: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SIBUR Holding,

 pursuant to which OAO SIBUR Holding will deliver and

 OAO Gazprom will accept [take off] dry stripped gas

processed at OAO SIBUR Holding's gas refining

complexes in the amount not exceeding 2.3 billion

cubic meters and will pay for the gas an aggregate

maximum amount of 2.89 billion Rubles

PROPOSAL #10.50: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will deliver and OAO

NOVATEK will accept [take off] gas in the amount not

exceeding 16.5 billion cubic meters and will pay for

the gas an aggregate maximum amount of 27.67 billion

Rubles

PROPOSAL #10.51: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tomskgazprom

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 3 billion cubic meters

and OAO Tomskgazprom will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 1.4 billion Rubles

PROPOSAL #10.52: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 50 billion cubic meters

 across the territory of the Russian Federation and

the Republic of Kazakhstan and OOO Mezhregiongaz will

 pay for the services related to arranging for the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 92 billion Rubles

PROPOSAL #10.53: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 5 billion cubic meters

and OAO Gazprom Neft will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 3.2 billion Rubles

PROPOSAL #10.54: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 47 billion cubic meters

 and OAO NOVATEK will pay for the services related to

 arranging for the transportation of gas via trunk

gas pipelines an aggregate maximum amount of 66.5

billion Rubles

PROPOSAL #10.55: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the injection of gas owned

by OAO NOVATEK into underground gas storage

facilities and its storage in such facilities in the

amount not exceeding 3.45 billion cubic meters and

OAO NOVATEK will pay for the services related to

arranging for gas injection and storage an aggregate

maximum amount of 1.8 million Rubles, as well as

services related to arranging for the off-taking the

gas owned by OAO NOVATEK from underground gas storage

 facilities in the amount not exceeding 1.15 billion

cubic meters and OAO NOVATEK will pay for the

services related to arranging for the off-taking of

gas an aggregate maximum amount of 29.2 million Rubles

PROPOSAL #10.56: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and a/s Latvijas Gaze

pursuant to which OAO Gazprom will sell and a/s

Latvijas Gaze will purchase gas as follows: in the

amount not exceeding 800 million cubic meters for an

aggregate maximum amount of 200 million Euros in the

second half of 2010 and in the amount not exceeding

1.5 billion cubic meters for an aggregate maximum

amount of 450 million Euros in 2011; as well as

pursuant to which, a/s Latvijas Gaze will provide

services of injection of gas owned by OAO Gazprom

into Incukalna underground gas storage facility, of

its storage in the storage facility, its off-taking

and transportation across the territory of Latvian

Republic as follows: in the second half of 2010,

services related to the injection of gas into storage

 facilities in the amount not exceeding 600 million

cubic meters, services related to storage of gas and

its off-taking in the amount not exceeding 400

million cubic meters, services related to the

transportation of gas in the amount not exceeding 1

billion cubic meters, and OAO Gazprom will pay for

such services an aggregate maximum amount of 10

million Euros; in 2011, services related to the

injection of gas into storage facilities in the

amount not exceeding 900 million cubic meters,

services related to storage of gas and its off-taking

 in the amount not exceeding 900 million cubic

meters, services related to the transportation of gas

 in the amount not exceeding 1.8 billion cubic

meters, and OAO Gazprom will pay for such services an

PROPOSAL #10.57: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and AB Lietuvos Dujos

pursuant to which OAO Gazprom will sell and AB

Lietuvos Dujos will purchase gas as follows: in the

amount not exceeding 675 million cubic meters for an

aggregate maximum amount of 170 million Euros in the

second half of 2010 and in the amount not exceeding

1.6 billion cubic meters for an aggregate maximum

amount of 480 million Euros in 2011, and pursuant to

which AB Lietuvos Dujos will provide services related

 to the transportation of gas in transport mode

across the territory of the Republic of Lithuania as

follows: in the amount not exceeding 1 billion cubic

meters in the second half of 2010, OAO Gazprom will

pay an aggregate maximum amount of 4.2 million Euros

for the gas transportation services and in the amount

 not exceeding 2.5 billion cubic meters in 2011, OAO

Gazprom will pay an aggregate maximum amount of 14.7

million Euros for the gas transportation services

PROPOSAL #10.58: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and UAB Kauno

termofikacijos elektrine pursuant to which OAO

Gazprom will sell and UAB Kauno termofikacijos

elektrine will purchase gas as follows: in the amount

 not exceeding 180 million cubic meters for an

aggregate maximum amount of 45 million Euros in the

second half of 2010 and in the amount not exceeding

470 million cubic meters for an aggregate maximum

amount of 141 million Euros in 2011

PROPOSAL #10.59: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and MoldovaGaz S.A.

pursuant to which OAO Gazprom will deliver and

MoldovaGaz S.A. will accept [take off] gas in the

amount not exceeding 3.5 billion cubic meters for an

aggregate maximum amount of 900 million U.S. Dollars

in 2011, and pursuant to which MoldovaGaz S.A. will

provide in 2011 services related to the

transportation of gas in transport mode across the

territory of the Republic of Moldova in the amount

not exceeding 19.14 billion cubic meters, and OAO

Gazprom will pay for services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 47.85 million U.S. Dollars

PROPOSAL #10.60: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and KazRosGaz LLP

pursuant to which in 2010 OAO Gazprom will deliver

and KazRosGaz LLP will accept [take off] gas in the

amount not exceeding 1.2 billion cubic meters for an

aggregate maximum amount of 170 million U.S. Dollars

and pursuant to which OAO Gazprom will provide in

2010 services related to arranging for the

transportation of gas owned by KazRosGaz LLP across

the territory of the Russian Federation in the amount

 not exceeding 10.5 billion cubic meters and

KazRosGaz LLP will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 43.5

PROPOSAL #10.61: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz,

pursuant to which OAO Gazprom will sell, and OAO

Beltransgaz will purchase gas in 2011 in the amount

not exceeding 22.5 billion cubic meters for an

aggregate maximum amount of 5.625 billion U.S.

Dollars and pursuant to which OAO Beltransgaz in 2011

 will provide services related to the transportation

of gas in transport mode across the territory of the

Republic of Belarus via gas transportation system of

OAO Beltransgaz and via the Byelorussian segment of

Russian Yamal Europe gas pipeline in the amount not

exceeding 48.2 billion cubic meters and OAO Gazprom

will pay for the services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 600 million U.S. Dollars

PROPOSAL #10.62: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom will provide

services in 2011 related to arranging for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Kazakhstan, the Republic of Uzbekistan, the Russian

Federation and the Republic of Belarus in the amount

not exceeding 63.3 billion cubic meters, and GAZPROM

Germania GmbH will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 1.8 billion

 U.S. Dollars

PROPOSAL #10.63: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom undertakes,

acting on the instructions of GAZPROM Germania GmbH

for a fee in the total maximum amount of 96,000 U.S.

Dollars, in its own name, but for the account of

GAZPROM Germania GmbH, to arrange in 2011 for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Belarus for the amount not exceeding 37.293 million

PROPOSAL #10.64: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, acting

 on the instructions of OAO Gazprom, for a fee in the

 total maximum amount of 350,000 Rubles, in its own

name, but for the account of OAO Gazprom, to ensure

in 2010 2011 arrangement of operations related to the

 development and assessment of cost estimate

documentation, start-up and commissioning work at OAO

 Gazprom's facilities commissioned under investment

projects implementation contracts, as well as other

work, including work of preparatory and support

nature, required for the performance of start-up and

commissioning work and the commissioning of OAO

Gazprom's facilities

PROPOSAL #10.65: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

200,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010-2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.66: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, acting on the instructions

of OAO Gazprom, for a fee in an aggregate maximum

amount of 112,500 Rubles, in its own name, but for

the account of OAO Gazprom, to ensure in 2010-2011

arrangement of operations related to the development

and assessment of cost estimate documentation, start-

up and commissioning work at OAO Gazprom's

facilities, commissioned under investment projects

implementation contracts, as well as other

operations, including those of preparatory and

support nature, required for the performance of

start-up and commissioning work and the commissioning

PROPOSAL #10.67: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO

Yamalgazinvest, pursuant to which ZAO Yamalgazinvest

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

525,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010 2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities,

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.68: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems, pursuant to which OAO Gazprom Space Systems

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to the

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 2 million Rubles

PROPOSAL #10.69: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and ZAO Yamalgazinvest,

 pursuant to which ZAO Yamalgazinvest undertakes,

within the period between July 1, 2010 and December

31, 2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities, and OAO Gazprom

undertakes to pay for such services the maximum

amount of 9 billion Rubles

PROPOSAL #10.70: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 85 million Rubles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   X7204C106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual report of OAO            ISSUER            YES             FOR                  FOR

Gazprom for 2009

PROPOSAL #2.: Approval of the annual accounting                 ISSUER            YES             FOR                  FOR

statements, including the profit and loss reports

(profit and loss accounts) of the Company based on

the results of 2009

PROPOSAL #3.: Approval of the distribution of profit         ISSUER            YES             FOR                  FOR

of the Company based on the results of 2009

PROPOSAL #4.: Approval of the amount of, time for and        ISSUER            YES             FOR                  FOR

 form of payment of annual dividends on the Company's

 shares that have been proposed by the Board of

Directors of the Company based on the results of 2009

PROPOSAL #5.: Approval of the Closed Joint Stock                ISSUER            YES             FOR                  FOR

Company PricewaterhouseCoopers Audit as the Company's

 External Auditor

PROPOSAL #6.: Amendments to the Clauses 19.1, 21.3,          ISSUER            YES             FOR                  FOR

31.1, 32.1 and 53.1 and Article 55 of the Charter of

OAO Gazprom

PROPOSAL #7.: Amendments to Article 23 and Clauses            ISSUER            YES             FOR                  FOR

24.2 and 25.1 of the Regulation on the General

Shareholders' Meeting of OAO Gazprom

PROPOSAL #8.: Payment of remuneration to Members of          ISSUER            YES         AGAINST           AGAINST

the Board of Directors in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #9.: Payment of remuneration to Members of          ISSUER            YES             FOR                  FOR

the Audit Commission in the amounts recommended by

the Board of Directors of the Company

PROPOSAL #10.1: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] regarding receipt by OAO Gazprom

 of funds in a maximum sum of 500 million U.S.

dollars or its equivalent in Rubles or Euros, for a

term of up to and including 5 years, with interest

for using the loans to be paid at a rate not

exceeding 12% per annum in the case of loans in U.S.

Dollars/Euros and at a rate not exceeding the Bank of

 Russia's refinancing rate in effect on the date of

entry into the applicable loan agreement, plus 3% per

 annum, in the case of loans in Rubles

PROPOSAL #10.2: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO regarding receipt by OAO Gazprom of funds in a

maximum sum of 1.5 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.3: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO VTB Bank

regarding receipt by OAO Gazprom of funds in a

maximum sum of 1 billion U.S. Dollars or its

equivalent in Rubles or Euros, for a term of up to

and including 5 years, with interest for using the

loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. Dollars/Euros and

at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.4: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and State Corporation

Bank for Development and Foreign Economic Affairs

[Vnesheconombank] regarding receipt by OAO Gazprom of

 cash in a maximum amount of 6 billion U.S. Dollars

or its equivalent in Rubles or Euros, for a term of

up to and including 5 years, with interest for using

the loans to be paid at a rate not exceeding 12% per

annum in the case of loans in U.S. dollars / euros

and at a rate not exceeding the Bank of Russia's

refinancing rate in effect on the date of entry into

the applicable loan agreement, plus 3% per annum, in

the case of loans in Rubles

PROPOSAL #10.5: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Gazprombank

[Open Joint Stock Company] entered into under the

loan facility agreement between OAO Gazprom and the

Bank, involving receipt by OAO Gazprom of cash in the

 maximum amount of 25 billion Rubles, for a term not

exceeding 30 calendar days, with interest for using

the loans to be paid at a rate not exceeding the

reference offered rate for Ruble loans [deposits] in

the Moscow money market [MosPrime Rate] established

for loans with a maturity equal to the period of

using the applicable loan, quoted as of the date of

entry into the applicable transaction, plus 2%

PROPOSAL #10.6: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and Sberbank of

Russia OAO entered into under the loan facility

agreement between OAO Gazprom and the Bank, involving

 receipt by OAO Gazprom of cash in the maximum amount

 of 17 billion Rubles, for a term not exceeding 30

calendar days, with interest for using the loans to

be paid at a rate not exceeding the reference offered

 rate for Ruble loans [deposits] in the Moscow money

market [MosPrime Rate] established for loans with a

maturity equal to the period of using the applicable

loan, quoted as of the date of entry into the

applicable transaction, plus 4%

PROPOSAL #10.7: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and ZAO

Gazenergoprombank entered into under the loan

facility agreement between OAO Gazprom and the Bank,

involving receipt by OAO Gazprom of cash in the

maximum amount of 100 million U.S. Dollars, for a

term not exceeding 30 calendar days, with interest

for using the loans to be paid at a rate not

exceeding the London Interbank Offered Rate [LIBOR]

established for loans with a maturity equal to the

period of using the applicable loan, quoted as of the

 date of entry into the applicable transaction, plus

PROPOSAL #10.8: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of

transactions between OAO Gazprom and OAO Bank VTB,

entered into under the loan facility agreement

between OAO Gazprom and the bank, involving receipt

by OAO Gazprom of cash in the maximum amount of 5

billion Rubles, for a term not exceeding 30 calendar

days, with interest for using the loans to be paid at

 a rate not exceeding the reference offered rate for

Ruble loans [deposits] in the Moscow money market

[MosPrime Rate] established for loans with a maturity

 equal to the period of using the applicable loan,

quoted as of the date of entry into the applicable

transaction, plus 4%

PROPOSAL #10.9: Approval, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which Gazprombank

[Open Joint Stock Company] will accept and credit,

upon the terms and conditions announced by the Bank,

cash transferred to accounts opened in OAO Gazprom's

name and conduct operations through the accounts in

accordance with OAO Gazprom's instructions, as well

as agreements between OAO Gazprom and Gazprombank

[Open Joint Stock Company] regarding in the account

of a non-reducible balance in a maximum amount not

exceeding 20 billion Rubles or its equivalent in a

foreign currency per transaction, with interest to be

 paid by the bank at a rate not lower than 0.1% per

annum in the relevant currency

PROPOSAL #10.10: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO, ZAO Gazenergoprombank and OAO Bank VTB pursuant

 to which the Banks will accept and credit, upon the

terms and conditions announced by the Banks, cash

transferred to accounts opened in OAO Gazprom's name

and conduct operations through the accounts in

accordance with OAO Gazprom's instructions

PROPOSAL #10.11: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company], Sberbank of Russia OAO, ZAO

Gazenergoprombank and OAO Bank VTB, pursuant to which

 the Banks will provide services to OAO Gazprom

making use of electronic payments system of the

respective Bank, including receipt from OAO Gazprom

of electronic payment documents for executing payment

 operations through the accounts, provision of

electronic statements of accounts and conduct of

other electronic document processing, and OAO Gazprom

 will pay for the services provided at the tariffs of

 the respective Bank effective at the time of the

provision of the services

PROPOSAL #10.12: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, the foreign

 currency purchase/sale transactions between OAO

Gazprom and Gazprombank [Open Joint Stock Company] to

 be entered into under the General Agreement on the

Conduct of Conversion Operations No. 3446 between OAO

 Gazprom and the Bank dated September 12, 2006, in

the maximum amount of 500 million U.S. Dollars or its

 equivalent in Rubles, Euros or other currency for

each transaction

PROPOSAL #10.13: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities in connection

with the subsidiary companies challenging such tax

authorities' claims in court, in an aggregate maximum

 amount equivalent to 500 million U.S. Dollars and

for a period not exceeding 14 months

PROPOSAL #10.14: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Sberbank of Russia

 OAO pursuant to which OAO Gazprom will issue

suretyships to secure performance by OAO Gazprom's

subsidiary companies of their obligations to Sberbank

 of Russia OAO with respect to the Bank's guarantees

issued to the Russian Federation's tax authorities in

 connection with the subsidiary companies challenging

 such tax authorities' claims in court, in an

aggregate maximum amount equivalent to 500 million

U.S. Dollars and for a period not exceeding 14 months

PROPOSAL #10.15: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will issue suretyships to secure performance by OAO

Gazprom's subsidiary companies of their obligations

to Gazprombank [Open Joint Stock Company] with

respect to the Bank's guarantees issued to the

Russian Federation's tax authorities related to such

companies' obligations to pay excise taxes in

connection with exports of petroleum products that

are subject to excise taxes, and eventual penalties,

in the aggregate maximum amount of 1.8 billion Rubles

 and for a period not exceeding 14 months

PROPOSAL #10.16: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and Bank Societe

Generale pursuant to which OAO Gazprom undertakes to

Bank Societe Generale to secure performance by OOO

Gazprom Export of its obligations under a direct

contract in connection with the gas transportation

agreement between Nord Stream AG and OOO Gazprom

Export, concluded between OOO Gazprom Export and Bank

 Societe Generale [hereinafter referred to as Direct

Contract in connection with the GTA] including the

obligations to pay a termination fee pursuant to the

terms and conditions of the Direct Contract in

connection with the GTA, in an aggregate maximum

amount of 12.094 billion Euros

PROPOSAL #10.17: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz

pursuant to which OAO Gazprom will grant OAO

Beltransgaz temporary possession and use of the

facilities of the Yamal-Europe trunk gas pipeline

system and the related service equipment that are

situated in the territory of the Republic of Belarus

for a period not exceeding 12 months and OAO

Beltransgaz will make payment for using such property

 in the maximum amount of 6.4 billion Rubles

PROPOSAL #10.18: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans

pursuant to which OAO Gazprom will grant OOO

Gazpromtrans temporary possession and use of the

infrastructure facilities of the railway stations of

the Surgutskiy Condensate Stabilization Plant,

Sernaya railway station and Tvyordaya Sera railway

station, the facilities of the railway station

situated in the town of Slavyansk-na-Kubani, the

facilities of the railway line between Obskaya and

Bovanenkovo stations, as well as the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OOO Gazpromtrans Level

[ERP] and Electronic Archive Module at OOO

Gazpromtrans Level for a period not exceeding 12

months and OOO Gazpromtrans will make payment for

using such property in the maximum amount of 3.6

PROPOSAL #10.19: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg pursuant to which OAO Gazprom will grant ZAO

 Gazprom Neft Orenburg temporary possession and use

of the wells, downhole and above-ground well

equipment within the Eastern Segment of the

Orenburgskoye oil and gas-condensate field for a

period not exceeding 12 months and ZAO Gazprom Neft

Orenburg will make payment for using such property in

 the maximum amount of 1.49 billion Rubles

PROPOSAL #10.20: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Lazurnaya

pursuant to which OAO Gazprom will grant OAO

Lazurnaya temporary possession and use of the

property of the first and second units of the

Lazurnaya Peak Hotel complex situated in the city of

Sochi, for a period not exceeding 12 months and OAO

Lazurnaya will make payment for using such property

in the maximum amount of 83.4 million Rubles

PROPOSAL #10.21: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

Agreements between OAO Gazprom and DOAO

Tsentrenergogaz of OAO Gazprom pursuant to which OAO

Gazprom will grant DOAO Tsentrenergogaz of OAO

Gazprom temporary possession and use of the building

and equipment of the repair and machining shop at the

 home base of the oil and gas production department

for the Zapolyarnoye gas-oil-condensate field,

situated in the Yamalo-Nenetskiy Autonomous Area,

Tazovskiy District, township of Novozapolyarnyi, the

building and equipment of the repair and machining

shop at the Southern Regional Repair Base situated in

 the Stavropolskiy Province, town of Izobilnyi, as

well as the software and hardware solutions System

for Managing OAO Gazprom's Property and Other Assets

at DOAO Tsentrenergogaz of OAO Gazprom Level [ERP],

OAO Gazprom Long Term Investments Reporting and

Analysis System [LTIAA] at DOAO Tsentrenergogaz Level

 and Electronic Archive Module at DOAO

Tsentrenergogaz of OAO Gazprom Level for a period not

 exceeding 12 months and DOAO Tsentrenergogaz of OAO

Gazprom will make payment for using such property in

the maximum amount of 123.2 million Rubles

PROPOSAL #10.22: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tsentrgaz

pursuant to which OAO Gazprom will grant OAO

Tsentrgaz temporary possession and use of the

facilities of a preventative clinic situated in the

Tula Region, Shchekinsky District, township of

Grumant, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Tsentrgaz Level [ERP], OAO

Gazprom Long-Term Investments Reporting and Analysis

System [LTIAA] at OAO Tsentrgaz Level, System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OAO

Tsentrgaz Level and Electronic Archive Module at OAO

Tsentrgaz Level for a period not exceeding 12 months

and OAO Tsentrgaz will make payment for using such

property in the maximum amount of 35.5 million Rubles

PROPOSAL #10.23: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz pursuant

to which OAO Gazprom will grant OAO Gazprom Promgaz

temporary possession and use of experimental

prototypes of gas-using equipment [self-contained

modular boiler installation, recuperative air heater,

 mini-boiler unit, radiant panel heating system, U-

shaped radiant tube, modularized complete full-

function small-sized gas and water treatment

installations for coal bed methane extraction wells,

well-head equipment, borehole enlargement device, and

 pressure core sampler] located in the Rostov Region,

 town of Kamensk-Shakhtinsky, and the Kemerovi

Region, city of Novokuznetsk, an aerospace data

processing software and equipment complex, as well as

 the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Gazprom Promgaz Level [ERP] and Electronic

Archive Module at OAO Gazprom Promgaz Level for a

period not exceeding 12 months and OAO Gazprom

Promgaz will make payment for using such property in

the maximum amount of 21.6 million Rubles

PROPOSAL #10.24: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which OAO Gazprom

will grant Gazprombank [Open Joint Stock Company]

temporary possession and use of the non-residential

premises in a building that are situated at 31 Lenina

 Street, Yugorsk, Tyumen Region and are used to house

 a branch of Gazprombank [Open Joint Stock Company],

with a total floor space of 810.6 square meters, and

the plot of land occupied by the building and

required for the use of that building, with an area

of 3,371 square meters, for a period not exceeding 12

 months and Gazprombank [Open Joint Stock Company]

will make payment for using such property in the

maximum amount of 2.4 million Rubles

PROPOSAL #10.25: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Salavatnefteorgsintez pursuant to which OAO Gazprom

will grant OAO Salavatnefteorgsintez temporary

possession and use of the gas condensate pipeline

running from the Karachaganakskoye gas condensate

field to the Orenburg Gas Refinery for a period not

exceeding 12 months and OAO Salavatnefteorgsintez

will make payment for using such property in the

maximum amount of 283,000 Rubles

PROPOSAL #10.26: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom

pursuant to which OAO Gazprom will grant OAO

Vostokgazprom temporary possession and use of M-468R

special-purpose communications installation, as well

as the software and hardware solutions System for

Managing OAO Gazprom's Property and Other Assets at

OAO Vostokgazprom Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Vostokgazprom Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Vostokgazprom Level

and Electronic Archive Module at OAO Vostokgazprom

Level for a period not exceeding 12 months and OAO

Vostokgazprom will make payment for using such

property in the maximum amount of 17.7 million Rubles

PROPOSAL #10.27: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OAO Gazprom will grant OOO Gazprom

 Export temporary possession and use of an M-468R

special-purpose communications installation, as well

as the software and hardware solutions OAO Gazprom

Long-Term Investments Reporting and Analysis System

[LTIAA] at OOO Gazprom Export Level and System of

Reporting and Analysis of Information on Non-Core

Assets within OAO Gazprom System [RAINCA] at OOO

Gazprom Export Level for a period not exceeding 12

months and OOO Gazprom Export will make payment for

using such property in the maximum amount of 3.4

million Rubles

PROPOSAL #10.28: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Neft pursuant to

which OAO Gazprom will grant OAO Gazprom Neft

temporary possession and use of an M-468R special-

purpose communications installation, as well as the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO

Gazprom Neft Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OAO Gazprom Neft Level, System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OAO Gazprom Neft Level

and Electronic Archive Module at OAO Gazprom Neft

Level for a period not exceeding 12 months and OAO

Gazprom Neft will make payment for using such

property in the maximum amount of 15.4 million Rubles

PROPOSAL #10.29: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems pursuant to which OAO Gazprom will grant OAO

Gazprom Space Systems temporary possession and use of

 software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OAO Gazkom

 Level [ERP], OAO Gazprom Long-Term Investments

Reporting and Analysis System [LTIAA] at OAO Gazprom

Space Systems Level and Electronic Archive Module at

OAO Gazprom Space Systems Level for a period not

exceeding 12 months and OAO Gazprom Space Systems

will make payment for using such property in the

maximum amount of 19.7 million Rubles

PROPOSAL #10.30: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Yamalgazinvest

 pursuant to which OAO Gazprom will grant ZAO

Yamalgazinvest temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at ZAO

Yamalgazinvest Level [ERP] and Electronic Archive

Module at ZAO Yamalgazinvest Level for a period not

exceeding 12 months and ZAO Yamalgazinvest will make

payment for using such property in the maximum amount

 of 12.9 million Rubles

PROPOSAL #10.31: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which OAO Gazprom will grant ZAO

Gazprom Invest Yug temporary possession and use of

the ERP software and equipment complex System for

Managing OAO Gazprom's Property and Other Assets at

ZAO Gazprom Invest Yug Level [ERP] for a period not

exceeding 12 months and ZAO Gazprom Invest Yug will

make payment for using such property in the maximum

amount of 2.4 million Rubles

PROPOSAL #10.32: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom will grant OOO

Mezhregiongaz temporary possession and use of the

software and hardware solutions System for Managing

OAO Gazprom's Property and Other Assets at OOO

Mezhregiongaz Level [ERP], OAO Gazprom Long-Term

Investments Reporting and Analysis System [LTIAA] at

OOO Mezhregiongaz Level and System of Reporting and

Analysis of Information on Non-Core Assets within OAO

 Gazprom System [RAINCA] at OOO Mezhregiongaz Level

for a period not exceeding 12 months and OOO

Mezhregiongaz will make payment for using such

property in the maximum amount of 14 million Rubles

PROPOSAL #10.33: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO Gazprom will grant OAO SOGAZ

temporary possession and use of the software and

hardware solutions System for Managing OAO Gazprom's

Property and Other Assets at OAO SOGAZ Level (ERP)

and Electronic Archive Module at OAO Insurance

Company of Gas Industry (SOGAZ) Level for a period

not exceeding 12 months and OAO SOGAZ will make

payment for using such property in the maximum amount

 of 13.4 million Rubles

PROPOSAL #10.34: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Komplektatsiya pursuant to which OAO Gazprom will

grant OOO Gazprom Komplektatsiya temporary possession

 and use of the software and hardware solutions

System for Managing OAO Gazprom's Property and Other

Assets at OOO Gazprom Komplektatsiya Level [ERP], OAO

 Gazprom Long-Term Investments Reporting and Analysis

 System [LTIAA] at OOO Gazprom Komplektatsiya Level,

System of Reporting and Analysis of Information on

Non-Core Assets within OAO Gazprom System [RAINCA] at

 OOO Gazprom Komplektatsiya Level and Electronic

Archive Module at OOO Gazprom Komplektatsiya Level

for a period not exceeding 12 months and OAO Gazprom

Komplektatsiya will make payment for using such

property in the maximum amount of 15.2 million Rubles

PROPOSAL #10.35: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom

pursuant to which OAO Gazprom will grant ZAO

Gaztelecom temporary possession and use of

communications facilities comprised of buildings,

communications lines, communications networks, cable

duct systems and equipment, which are located in the

city of Moscow, the city of Maloyaroslavets, the city

 of Rostov-on-Don, the city of Kaliningrad, the

Moscow Region and the Smolensk Region of the Russian

Federation and in the territory of the Republic of

Belarus, as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at ZAO Gaztelecom Level [ERP] and

Electronic Archive Module at ZAO Gaztelecom Level for

 a period not exceeding 12 months and ZAO Gaztelecom

will make payment for using such property in the

maximum amount of 233.4 million Rubles

PROPOSAL #10.36: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Gazpromregiongaz pursuant to which OAO Gazprom will

grant OAO Gazpromregiongaz temporary possession and

use of the property complex of the gas distribution

system, comprised of facilities designed to transport

 and supply directly to consumers [gas offtaking

pipelines, gas distribution pipelines, inter-township

 and street gas pipelines, high, medium and low

pressure gas pipelines, gas flow control stations and

 buildings], as well as the software and hardware

solutions System for Managing OAO Gazprom's Property

and Other Assets at OAO Gazpromregiongaz Level [ERP],

 OAO Gazprom Long-Term Investments Reporting and

Analysis System [LTIAA] at OAO Gazpromregiongaz

Level, and Electronic Archive Module at OAO

Gazpromregiongaz Level for a period not exceeding 12

months and OAO Gazpromregiongaz will make payment for

 using such property in the maximum amount of 726.6

PROPOSAL #10.37: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Druzhba

pursuant to which OAO Gazprom will grant OAO Druzhba

temporary possession and use of the facilities of

Druzhba vacation center [hotels, effluent treatment

facilities, transformer substations entrance

checkpoints, cottages, utility networks, metal

fences, parking areas, ponds, roads, pedestrian

crossings, sites, sewage pumping station, sports

center, roofed ground-level arcade, servicing

station, diesel-generator station, boiler house

extension, storage facility, Fisherman's Lodge,

garage, garage with administrative and amenity

building, a stela, as well as service machinery,

equipment, furniture and accessories] situated in the

 Moscow Region, Naro-Fominsk District, village of

Rogozinino, for a period not exceeding 12 months and

OAO Druzhba will make payment for using such property

 in the maximum amount of 265.5 million Rubles

PROPOSAL #10.38: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in the

maximum amount of 50 million Rubles, with a fee due

to the bank at a rate not exceeding 1% per annum of

the amount of the guarantee

PROPOSAL #10.39: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and Gazprombank [Open

Joint Stock Company] pursuant to which the Bank,

acting as a Customs Broker, will issue guarantees to

the Russian Federation's customs authorities in

respect of OAO Gazprom's obligations to pay customs

payments and eventual interest and penalties, in a

maximum amount equivalent to 1 million Euros, with a

fee due to the bank at a rate not exceeding 1% per

annum of the amount of the guarantee

PROPOSAL #10.40: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz,

 pursuant to which OAO Gazprom undertakes, acting on

behalf of OOO Mezhregiongaz and at its instructions,

to declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OOO Mezhregiongaz

undertakes to pay for such services in the amount not

 exceeding 3,000 Rubles per cargo customs

declaration, as well as the value added tax at the

rate required by the effective legislation of the

Russian Federation, for an aggregate maximum amount

PROPOSAL #10.41: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK,

pursuant to which OAO Gazprom undertakes, acting on

behalf of OAO NOVATEK and at its instructions, to

declare for customs purposes the natural gas

transported by pipeline across the customs border of

the Russian Federation, and OAO NOVATEK undertakes to

 pay for such services in the amount not exceeding

1.58 Rubles per 1 thousand cubic meters of natural

gas, as well as the value added tax at the rate

required by the effective legislation of the Russian

Federation, on the basis of the monthly volume of the

 transported natural gas, for an aggregate maximum

amount of 42.7 million Rubles

PROPOSAL #10.42: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will deliver and OOO

Mezhregiongaz will accept [take off] gas in the

amount not exceeding 300 billion cubic meters,

deliverable on a monthly basis, and will pay for the

gas an aggregate maximum amount of 992 billion Rubles

PROPOSAL #10.43: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 252.23 million Rubles, in its own

name, but for OAO Gazprom's account, to accept gas

produced by OAO Gazprom and its affiliates and sell

it through OOO Mezhregiongaz's electronic trading

site in the amount not exceeding 11.25 billion cubic

meters for a maximum amount of 25.22 billion Rubles

PROPOSAL #10.44: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OOO Mezhregiongaz will deliver and

OAO Gazprom will accept [take off] gas bought by OOO

Mezhregiongaz from independent entities in the amount

 not exceeding 11.25 billion cubic meters and will

pay for the gas an aggregate maximum amount of 39.98

billion Rubles

PROPOSAL #10.45: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom Export

 pursuant to which OOO Gazprom Export undertakes,

acting on OAO Gazprom's instructions and for a total

fee not exceeding 70 million Rubles, in its own name,

 but for OAO Gazprom's account, to accept liquid

hydrocarbons owned by OAO Gazprom, including crude

oil, gas condensate and refined products [gasoline,

liquefied gases, etc.] and sell them in the market

outside the customs territory of the Russian

Federation, in the amount not exceeding 1.6 million

tons for a maximum amount of 15 billion Rubles

PROPOSAL #10.46: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Northgas,

pursuant to which ZAO Northgas will deliver and OAO

Gazprom will accept [take off] gas in the amount not

exceeding 70 million cubic meters, deliverable on a

monthly basis, and will pay for the gas an aggregate

maximum amount of 61 million Rubles

PROPOSAL #10.47: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO

Severneftegazprom, pursuant to which OAO

Severneftegazprom will deliver and OAO Gazprom will

accept [take off] gas in the amount not exceeding

16.45 billion cubic meters and will pay for the gas

an aggregate maximum amount of 33.25 billion Rubles

PROPOSAL #10.48: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 will deliver and OAO Gazprom will accept [take off]

unstable crude oil in the amount not exceeding 800

thousand tons and will pay for the crude oil an

aggregate maximum amount of 7 billion Rubles

PROPOSAL #10.49: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SIBUR Holding,

 pursuant to which OAO SIBUR Holding will deliver and

 OAO Gazprom will accept [take off] dry stripped gas

processed at OAO SIBUR Holding's gas refining

complexes in the amount not exceeding 2.3 billion

cubic meters and will pay for the gas an aggregate

maximum amount of 2.89 billion Rubles

PROPOSAL #10.50: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will deliver and OAO

NOVATEK will accept [take off] gas in the amount not

exceeding 16.5 billion cubic meters and will pay for

the gas an aggregate maximum amount of 27.67 billion

Rubles

PROPOSAL #10.51: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Tomskgazprom

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 3 billion cubic meters

and OAO Tomskgazprom will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 1.4 billion Rubles

PROPOSAL #10.52: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Mezhregiongaz

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 50 billion cubic meters

 across the territory of the Russian Federation and

the Republic of Kazakhstan and OOO Mezhregiongaz will

 pay for the services related to arranging for the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 92 billion Rubles

PROPOSAL #10.53: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 5 billion cubic meters

and OAO Gazprom Neft will pay for the services

related to arranging for the transportation of gas

via trunk gas pipelines an aggregate maximum amount

of 3.2 billion Rubles

PROPOSAL #10.54: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the transportation of gas in

 a total amount not exceeding 47 billion cubic meters

 and OAO NOVATEK will pay for the services related to

 arranging for the transportation of gas via trunk

gas pipelines an aggregate maximum amount of 66.5

billion Rubles

PROPOSAL #10.55: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO NOVATEK

pursuant to which OAO Gazprom will provide services

related to arranging for the injection of gas owned

by OAO NOVATEK into underground gas storage

facilities and its storage in such facilities in the

amount not exceeding 3.45 billion cubic meters and

OAO NOVATEK will pay for the services related to

arranging for gas injection and storage an aggregate

maximum amount of 1.8 million Rubles, as well as

services related to arranging for the off-taking the

gas owned by OAO NOVATEK from underground gas storage

 facilities in the amount not exceeding 1.15 billion

cubic meters and OAO NOVATEK will pay for the

services related to arranging for the off-taking of

gas an aggregate maximum amount of 29.2 million Rubles

PROPOSAL #10.56: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and a/s Latvijas Gaze

pursuant to which OAO Gazprom will sell and a/s

Latvijas Gaze will purchase gas as follows: in the

amount not exceeding 800 million cubic meters for an

aggregate maximum amount of 200 million Euros in the

second half of 2010 and in the amount not exceeding

1.5 billion cubic meters for an aggregate maximum

amount of 450 million Euros in 2011; as well as

pursuant to which, a/s Latvijas Gaze will provide

services of injection of gas owned by OAO Gazprom

into Incukalna underground gas storage facility, of

its storage in the storage facility, its off-taking

and transportation across the territory of Latvian

Republic as follows: in the second half of 2010,

services related to the injection of gas into storage

 facilities in the amount not exceeding 600 million

cubic meters, services related to storage of gas and

its off-taking in the amount not exceeding 400

million cubic meters, services related to the

transportation of gas in the amount not exceeding 1

billion cubic meters, and OAO Gazprom will pay for

such services an aggregate maximum amount of 10

million Euros; in 2011, services related to the

injection of gas into storage facilities in the

amount not exceeding 900 million cubic meters,

services related to storage of gas and its off-taking

 in the amount not exceeding 900 million cubic

meters, services related to the transportation of gas

 in the amount not exceeding 1.8 billion cubic

meters, and OAO Gazprom will pay for such services an

PROPOSAL #10.57: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and AB Lietuvos Dujos

pursuant to which OAO Gazprom will sell and AB

Lietuvos Dujos will purchase gas as follows: in the

amount not exceeding 675 million cubic meters for an

aggregate maximum amount of 170 million Euros in the

second half of 2010 and in the amount not exceeding

1.6 billion cubic meters for an aggregate maximum

amount of 480 million Euros in 2011, and pursuant to

which AB Lietuvos Dujos will provide services related

 to the transportation of gas in transport mode

across the territory of the Republic of Lithuania as

follows: in the amount not exceeding 1 billion cubic

meters in the second half of 2010, OAO Gazprom will

pay an aggregate maximum amount of 4.2 million Euros

for the gas transportation services and in the amount

 not exceeding 2.5 billion cubic meters in 2011, OAO

Gazprom will pay an aggregate maximum amount of 14.7

million Euros for the gas transportation services

PROPOSAL #10.58: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and UAB Kauno

termofikacijos elektrine pursuant to which OAO

Gazprom will sell and UAB Kauno termofikacijos

elektrine will purchase gas as follows: in the amount

 not exceeding 180 million cubic meters for an

aggregate maximum amount of 45 million Euros in the

second half of 2010 and in the amount not exceeding

470 million cubic meters for an aggregate maximum

amount of 141 million Euros in 2011

PROPOSAL #10.59: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and MoldovaGaz S.A.

pursuant to which OAO Gazprom will deliver and

MoldovaGaz S.A. will accept [take off] gas in the

amount not exceeding 3.5 billion cubic meters for an

aggregate maximum amount of 900 million U.S. Dollars

in 2011, and pursuant to which MoldovaGaz S.A. will

provide in 2011 services related to the

transportation of gas in transport mode across the

territory of the Republic of Moldova in the amount

not exceeding 19.14 billion cubic meters, and OAO

Gazprom will pay for services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 47.85 million U.S. Dollars

PROPOSAL #10.60: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and KazRosGaz LLP

pursuant to which in 2010 OAO Gazprom will deliver

and KazRosGaz LLP will accept [take off] gas in the

amount not exceeding 1.2 billion cubic meters for an

aggregate maximum amount of 170 million U.S. Dollars

and pursuant to which OAO Gazprom will provide in

2010 services related to arranging for the

transportation of gas owned by KazRosGaz LLP across

the territory of the Russian Federation in the amount

 not exceeding 10.5 billion cubic meters and

KazRosGaz LLP will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 43.5

PROPOSAL #10.61: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Beltransgaz,

pursuant to which OAO Gazprom will sell, and OAO

Beltransgaz will purchase gas in 2011 in the amount

not exceeding 22.5 billion cubic meters for an

aggregate maximum amount of 5.625 billion U.S.

Dollars and pursuant to which OAO Beltransgaz in 2011

 will provide services related to the transportation

of gas in transport mode across the territory of the

Republic of Belarus via gas transportation system of

OAO Beltransgaz and via the Byelorussian segment of

Russian Yamal–Europe gas pipeline in the amount

not exceeding 48.2 billion cubic meters and OAO

Gazprom will pay for the services related to the

transportation of gas via trunk gas pipelines an

aggregate maximum amount of 600 million U.S. Dollars

PROPOSAL #10.62: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom will provide

services in 2011 related to arranging for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Kazakhstan, the Republic of Uzbekistan, the Russian

Federation and the Republic of Belarus in the amount

not exceeding 63.3 billion cubic meters, and GAZPROM

Germania GmbH will pay for the services related to

arranging for the transportation of gas via trunk gas

 pipelines an aggregate maximum amount of 1.8 billion

 U.S. Dollars

PROPOSAL #10.63: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and GAZPROM Germania

GmbH, pursuant to which OAO Gazprom undertakes,

acting on the instructions of GAZPROM Germania GmbH

for a fee in the total maximum amount of 96,000 U.S.

Dollars, in its own name, but for the account of

GAZPROM Germania GmbH, to arrange in 2011 for the

transportation of natural gas owned by GAZPROM

Germania GmbH across the territory of the Republic of

 Belarus for the amount not exceeding 37.293 million

PROPOSAL #10.64: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, acting

 on the instructions of OAO Gazprom, for a fee in the

 total maximum amount of 350,000 Rubles, in its own

name, but for the account of OAO Gazprom, to ensure

in 2010–2011 arrangement of operations related

to the development and assessment of cost estimate

documentation, start-up and commissioning work at OAO

 Gazprom's facilities commissioned under investment

projects implementation contracts, as well as other

work, including work of preparatory and support

nature, required for the performance of start-up and

commissioning work and the commissioning of OAO

Gazprom's facilities

PROPOSAL #10.65: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

200,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010-2011 arrangement of

 operations related to the development and assessment

 of cost estimate documentation, start-up and

commissioning work at OAO Gazprom's facilities

commissioned under investment projects implementation

 contracts, as well as other operations, including

those of preparatory and support nature, required for

 the performance of start-up and commissioning work

and the commissioning of OAO Gazprom's facilities

PROPOSAL #10.66: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, acting on the instructions

of OAO Gazprom, for a fee in an aggregate maximum

amount of 112,500 Rubles, in its own name, but for

the account of OAO Gazprom, to ensure in 2010-2011

arrangement of operations related to the development

and assessment of cost estimate documentation, start-

up and commissioning work at OAO Gazprom's

facilities, commissioned under investment projects

implementation contracts, as well as other

operations, including those of preparatory and

support nature, required for the performance of

start-up and commissioning work and the commissioning

PROPOSAL #10.67: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO

Yamalgazinvest, pursuant to which ZAO Yamalgazinvest

undertakes, acting on the instructions of OAO

Gazprom, for a fee in an aggregate maximum amount of

525,000 Rubles, in its own name, but for the account

of OAO Gazprom, to ensure in 2010–2011

arrangement of operations related to the development

and assessment of cost estimate documentation, start-

up and commissioning work at OAO Gazprom's

facilities, commissioned under investment projects

implementation contracts, as well as other

operations, including those of preparatory and

support nature, required for the performance of

start-up and commissioning work and the commissioning

PROPOSAL #10.68: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Space

Systems, pursuant to which OAO Gazprom Space Systems

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to the

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 2 million Rubles

PROPOSAL #10.69: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and ZAO Yamalgazinvest,

 pursuant to which ZAO Yamalgazinvest undertakes,

within the period between July 1, 2010 and December

31, 2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities, and OAO Gazprom

undertakes to pay for such services the maximum

amount of 9 billion Rubles

PROPOSAL #10.70: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Neft

Orenburg, pursuant to which ZAO Gazprom Neft Orenburg

 undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 85 million Rubles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GAZPROM O A O

  TICKER:                  N/A                 CUSIP:   X7204C106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #10.71: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gazprom Invest

 Yug, pursuant to which ZAO Gazprom Invest Yug

undertakes, within the period between July 1, 2010

and December 31, 2011, acting on OAO Gazprom's

instructions, to provide services related to

implementation of OAO Gazprom's investment projects

involving construction and commissioning of

facilities and OAO Gazprom undertakes to pay for such

 services the maximum amount of 9 billion Rubles

PROPOSAL #10.72: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

pursuant to which OOO Gazpromtrans undertakes, within

 the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 600 million Rubles

PROPOSAL #10.73: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, acting on OAO Gazprom's instructions, to

provide services related to implementation of OAO

Gazprom's investment projects involving construction

and commissioning of facilities and OAO Gazprom

undertakes to pay for such services the maximum

amount of 80 million Rubles

PROPOSAL #10.74: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazprom

Tsentrremont, pursuant to which OOO Gazprom

Tsentrremont undertakes, within the period between

July 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, to provide services related

to implementation of OAO Gazprom's investment

projects involving construction and commissioning of

facilities, and OAO Gazprom undertakes to pay for

such services the maximum amount of 1.6 billion Rubles

PROPOSAL #10.75: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event of loss

or destruction of, or damage to, including

deformation of the original geometrical dimensions of

 the structures or individual elements of, machinery

or equipment; linear portions, technological

equipment and fixtures of trunk gas pipelines,

petroleum pipelines or refined product pipelines;

property forming part of wells; natural gas held at

the facilities of the Unified Gas Supply System in

the course of transportation or storage in

underground gas storage reservoirs [insured

property], as well as in the event of losses incurred

 by OAO Gazprom as a result of an interruption in

production operations due to destruction or loss of

or damage to insured property [insured events], to

make payment of insurance compensation to OAO Gazprom

 or OAO Gazprom's subsidiary companies to which the

insured property has been leased [beneficiaries] up

to the aggregate insurance amount not exceeding 10

trillion Rubles in respect of all insured events, and

 OAO Gazprom undertakes to pay OAO SOGAZ an insurance

 premium in an aggregate maximum amount of 5 billion

Rubles, with each agreement having an effective term

PROPOSAL #10.76: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to life, health or property of other

persons or the natural environment as a result of an

emergency or incident occurring, among other things,

as a result of a terrorist act at a hazardous

industrial facility operated by OAO Gazprom [insured

events], to make an insurance payment to physical

persons whose life, health or property has been

harmed, to legal entities whose property has been

harmed or to the state, acting through those

authorized agencies of executive power whose

competence includes environmental protection

management, in the event that harm is caused to the

natural environment [beneficiaries] up to an

aggregate insurance amount not exceeding 30 million

Rubles, and OAO Gazprom undertakes to pay an

insurance premium in an aggregate maximum amount of

PROPOSAL #10.77: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, in the event that

harm is caused to the life or health of OAO Gazprom's

 employees [insured persons] as a result of an

accident that occurs during the period of the

insurance coverage on a 24-hour-a-day basis or

diseases that are diagnosed during the effective

period of the agreements [insured events], to make an

 insurance payment to the insured person or the

person designated by him as his beneficiary or to the

 heir of the insured person [beneficiaries], up to

the aggregate insurance amount not exceeding 150

billion Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 40 million Rubles, each agreement having an

 effective term of 1 year

PROPOSAL #10.78: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ,

pursuant to which OAO SOGAZ undertakes, in the event

that harm is caused to the life or health of

employees of OAO Gazprom's branch responsible for the

 administration of OAO Gazprom premises [insured

persons] as a result of an accident occurring during

the performance by an insured person of his official

duties, including the time of travel from the place

of residence of such person to the place of the

performance of his official duties, and back, within

2.5 hours before the beginning and after the end of

the working day [insured events], to make an

insurance payment to the insured person or the person

 designated by him as his beneficiary or to a heir of

 the insured person [beneficiaries], up to the

aggregate insurance amount not exceeding 279.66

million Rubles, and OAO Gazprom undertakes to pay OAO

 SOGAZ an insurance premium in an aggregate maximum

amount of 589,000 Rubles, each agreement having an

PROPOSAL #10.79: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom or members of their families or non-

working retired former employees of OAO Gazprom or

members of their families [insured persons who are

beneficiaries] apply to a health care institution for

 the provision of medical services [insured events],

to arrange and pay for the provision of medical

services to the insured persons up to the aggregate

insurance amount not exceeding 90 billion Rubles and

OAO Gazprom undertakes to pay OAO SOGAZ an insurance

premium in an aggregate maximum amount of 200 million

 Rubles, each agreement having an effective term of 1

PROPOSAL #10.80: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises, members of

their families or nonworking retired former employees

 of OAO Gazprom's branch responsible for the

administration of OAO Gazprom premises [insured

persons who are beneficiaries] apply to a health care

 institution for the provision of medical services

[insured events], to arrange and pay for the

provision of medical services to the insured persons

up to the aggregate insurance amount not exceeding

154.3 million Rubles and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount of 151.2 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.81: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever employees of

 OAO Gazprom's branch OAO Gazprom Avtopredpriyatie,

members of their families or non-working retired

former employees of OAO Gazprom's branch OAO Gazprom

Avtopredpriyatie or members of their families

[insured persons who are beneficiaries] apply to a

health care institution for the provision of medical

services [insured events], to arrange and pay for the

 provision of medical services to the insured persons

 up to the aggregate insurance amount not exceeding

62.8 million Rubles and OAO Gazprom undertakes to pay

 OAO SOGAZ an insurance premium in an aggregate

maximum amount of 59.03 million Rubles, each

agreement having an effective term of 1 year

PROPOSAL #10.82: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO SOGAZ pursuant

 to which OAO SOGAZ undertakes, whenever harm [damage

 or destruction] is caused to a transportation

vehicle owned by OAO Gazprom, or such vehicle is

stolen or hijacked, or an individual component, part,

 unit, device or supplementary equipment installed on

 such transportation vehicle is stolen [insured

events], to make an insurance payment to OAO Gazprom

[beneficiary] up to the aggregate insurance amount

not exceeding 1,183.6 million Rubles and OAO Gazprom

undertakes to pay OAO SOGAZ an insurance premium in

an aggregate maximum amount of 22.49 million Rubles,

each agreement having an effective term of 1 year

PROPOSAL #10.83: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreement between OAO Gazprom and OAO SOGAZ pursuant

to which OAO SOGAZ undertakes, in the event of:

assertion of claims against members of the Board of

Directors or the Management Committee of OAO Gazprom

who are not persons holding state positions in the

Russian Federation or positions in the state civil

service [insured persons] by physical persons or

legal entities for whose benefit the agreement will

be entered into and who could suffer harm, including

shareholders of OAO Gazprom, debtors and creditors of

 OAO Gazprom, employees of OAO Gazprom, as well as

the Russian Federation represented by its authorized

agencies and representatives [third parties

[beneficiaries]] for compensation of losses resulting

 from unintentional erroneous acts [omissions] of

insured persons in the conduct by them of their

management activities; the insured persons incurring

judicial or other costs in settling such claims;

assertion of claims against OAO Gazprom by third

persons [beneficiaries] for compensation of losses

resulting from unintentional erroneous acts

[omissions] of insured persons in the conduct by them

 of their management activities on the basis of

claims asserted with respect to OAO Gazprom's

securities, as well as claims originally asserted

against insured persons; OAO Gazprom incurring

judicial or other costs in settling such claims

[insured events], to make an insurance payment to

third parties [beneficiaries] whose interests were

prejudiced, as well as insured persons and/or OAO

Gazprom in the event of incurrence of judicial or

other costs involved in settling claims for

compensation of losses, up to the aggregate insurance

 amount not exceeding the Ruble equivalent of 100

million U.S. Dollars, and OAO Gazprom undertakes to

pay OAO SOGAZ an insurance premium in an aggregate

maximum amount equal to the Ruble equivalent of 2

million U.S. Dollars, such agreement having an

PROPOSAL #10.84: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Vostokgazprom,

 ZAO Gaztelecom, OAO Gazprom Promgaz, OAO

Gazpromregiongaz, OOO Gazprom Export, OOO

Gazpromtrans, ZAO Gazprom Invest Yug, OAO Gazprom

Space Systems, OOO Gazprom Komplektatsiya, ZAO

Gazprom Neft Orenburg, OAO Gazprom Neft , OAO

Druzhba, OAO Lazurnaya, OOO Mezhregiongaz, OAO

Salavatnefteorgsintez, OAO SOGAZ, DOAO

Tsentrenergogaz of OAO Gazprom, OAO Tsentrgaz,

Gazprombank [Open Joint Stock Company] and ZAO

Yamalgazinvest [the Contractors] pursuant to which

the Contractors undertake to provide, from August 30,

 2010 to December 31, 2010, in accordance with

instructions from OAO Gazprom, services of arranging

for and carrying out stocktaking of fixed assets of

OAO Gazprom that are to be leased to the Contractors,

 and OAO Gazprom undertakes to pay for such services

an aggregate maximum amount of 3 million Rubles

PROPOSAL #10.85: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and November 30, 2011, to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory and methodological documentation ensuring

reliability and development of gas distribution

systems; Development of recommendations concerning

the selection of gas supply options in respect of

remote and newly commissioned gas consuming

facilities; Predictive estimate of efficient areas

and volumes of the use of natural gas and other types

 of fuel and energy resources in regions of Eastern

Siberia and the Far East through the year of 2030

under different economic development scenarios; Flow

diagram of development of Severokolpakovskoye gas

condensate field with identification of a pilot

production period; Development of OAO Gazprom's

technical policy covering the energy parameters of

the unified gas supply system through the year of

2020 and deliver the research results to OAO Gazprom,

 and OAO Gazprom undertakes to accept of the research

 results and pay for such work an aggregate maximum

PROPOSAL #10.86: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Preparation of

regulatory and methodological documents on ensuring

control of development of natural gas fields at OAO

Gazprom; Technical and economic considerations

concerning the utilization residual gas at Astrakhan

Gas Processing Facility; Development of permanent

geological and technological [geological and

filtration] models of Kshuk and Lower Kvakchik gas

condensate fields; Development of a methodology for

cost-effective management of low pressure trunk

transportation of gas in a gas transportation system

with compressor plants equipped with full-pressure

gas pumping units [based on the example of GTS OOO

Gazprom Transgaz Yugorsk]; Development of regulatory

and technical documentation for arrangement for and

conduct of repairs of OAO Gazprom's facilities,

delivering the research results to OAO Gazprom and

OAO Gazprom undertakes to accept the research results

 and pay for such work an aggregate maximum amount of

PROPOSAL #10.87: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 November 30, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of

regulatory documentation for the information support

of prospecting and development of gas condensate and

oil and gas condensate fields in the area of the

study of gas condensate parameters of wells and

deposits, planning and monitoring of the mining

process; Information and analytical support of the

management of gas distribution to consumers in

Russian Federation regions, including monitoring of

the load of gas pipeline branches and analysis of the

 compliance with the terms of permits for the use of

gas; Development of a set of regulatory documents

relating to standardization of the dispatch control

of gas supply systems; Development of regulatory and

methodological basis facilitating the preparation of

development and exploitation of methane-coal

deposits, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 321.7 million Rubles

PROPOSAL #10.88: Approve, in accordance with Chapter         ISSUER            YES             FOR                  FOR

XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, Agreements

between OAO Gazprom and OAO Gazprom Promgaz, pursuant

 to which OAO Gazprom Promgaz undertakes within the

period between July 1, 2010 and December 31, 2012 to

perform, acting on OAO Gazprom's instructions,

research work for OAO Gazprom covering the following

subject: A program of commissioning gas pipeline

branches through the year of 2030, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 100 million

 Rubles

PROPOSAL #10.89: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of a

system of costing design and exploration operations

at OAO Gazprom's facilities on the basis of labor

costs, delivering the research results to OAO Gazprom

 and OAO Gazprom undertakes to accept the research

results and pay for such work an aggregate maximum

amount of 58 million Rubles

PROPOSAL #10.90: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2010 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of

corporate unit rates for construction and assembly,

drilling, start-up and commissioning work by clusters

 of concentrated construction in prices current as of

 01 JAN 2010 [by types of directories of state and

industry cost estimation standards used in the design

 of production facilities], delivering the research

results to OAO Gazprom and OAO Gazprom undertakes to

accept the research results and pay for such work an

aggregate maximum amount of 35 million Rubles

PROPOSAL #10.91: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2011 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Improvement of the

technology of natural gas conversion on a

bifunctional catalytic agent with the production of

synthetic liquid fuel and development of proposals

for the introduction of the developed technological

solutions for pilot production purposes, delivering

the research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 360 million

PROPOSAL #10.92: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes within the period between July 1, 2010 and

 December 31, 2012 to perform, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subject: Development of plans

 of activities for supply of natural gas and

gasification of regions of Eastern Siberia and the

Far East, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

maximum amount of 14.5 million Rubles

PROPOSAL #10.93: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2011, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

Comprehensive Program for Early Diagnostics and

Prevention of Cardiovascular Diseases of OAO

Gazprom's Personnel; Development of an Occupational

Risk Management System and a Program for Prevention

of Injuries to Personnel at OAO Gazprom's

Enterprises; Development of a regulatory and

methodological framework for the vocational selection

 of personnel at OAO Gazprom's organizations for work

 on a rotational team basis; and Development of a

Comprehensive Program for Early Identification and

Prevention of Oncological Diseases of OAO Gazprom's

Personnel, delivering the research results to OAO

Gazprom and OAO Gazprom undertakes to accept the

research results and pay for such work an aggregate

PROPOSAL #10.94: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz pursuant to which OAO Gazprom Promgaz

undertakes to perform, within the period between July

 1, 2010 and December 31, 2012, acting on OAO

Gazprom's instructions, research work for OAO Gazprom

 covering the following subjects: Development of a

system of medical, sanitary and psychological support

 for work at the Shtokman field with the use of

rotational team labor system and Development of

unified standards for evaluating [monitoring] and

forecasting the impact of natural, environmental and

production factors on the state of human health in

the area of construction of the Pre-Caspian gas

pipeline, development of the Caspian Sea shelf and

Central Asian oil and gas fields, delivering the

research results to OAO Gazprom and OAO Gazprom

undertakes to accept the research results and pay for

 such work an aggregate maximum amount of 116 million

PROPOSAL #10.95: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to express

assessment of estimated cost of OAO Gazprom's

commissioned facilities, determination of the

operational cost and expenses included in Chapters 1

and 9 of the consolidated estimates of the

construction cost of OAO Gazprom's facilities in

accordance with statutory, methodological and

regulatory documentation effective as of January 1,

2010, with the purpose of establishing effective

control over the use of the mentioned limits,

analysis of the labor costs involved in the design of

 mining facilities, trunk gas pipelines and

compressor plants on the basis of actual data

provided by OAO Gazprom's design institutions,

support of the Comprehensive Plan of Activities for

Optimizing the Company's Costs Structure in terms of

cost estimation-related regulatory framework and

assessment of cost estimation-related regulatory

documents facilitating the introduction of new

construction technologies, and OAO Gazprom undertakes

 to pay for such services an aggregate maximum amount

PROPOSAL #10.96: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz

undertakes, within the period between July 1, 2010

and July 1, 2012 to perform, acting on OAO Gazprom's

instructions, research work for OAO Gazprom covering

the following subject: Assessment of opportunities

for the sale of methane extracted at the primary

production sites of Kuznetsk Coal Basin, delivering

the research results to OAO Gazprom, and OAO Gazprom

undertakes to accept of the research results and pay

for such work an aggregate maximum amount of 35

million Rubles

PROPOSAL #10.97: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz and OAO Gazprom Space Systems [the

Contractors], pursuant to which the Contractors

undertake, within the period between July 1, 2010 and

 December 31, 2010, acting on OAO Gazprom's

instructions, to provide services related to

implementation of programs of scientific and

technical cooperation of OAO Gazprom with foreign

partner companies and OAO Gazprom undertakes to pay

for such services an aggregate maximum amount of 2

PROPOSAL #10.98: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and ZAO Gaztelecom,

pursuant to which ZAO Gaztelecom undertakes, within

the period between July 1, 2010 and December 31,

2011, to perform, acting on OAO Gazprom's

instructions, a set of work relating to technical

maintenance of OAO Gazprom's technological assets

constituting elements of communication lines and

equipment of the fiber optic communication system of

Yamal–Europe pipeline in the territories of the

Russian Federation and the Republic of Belarus,

delivering the results to OAO Gazprom, and OAO

Gazprom undertakes to accept of the results of the

operations and pay for such work an aggregate maximum

PROPOSAL #10.99: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of an

agreement between OAO Gazprom and OAO Gazprom

Promgaz, pursuant to which OAO Gazprom Promgaz will

deliver to OAO Gazprom complete exclusive rights to

utility model Corporate system for collecting space

data required for the design and operation of long-

distance technical structures, prospecting of oil and

 gas fields and their development and operation owned

 by it, and OAO Gazprom undertakes to pay OAO Gazprom

 Promgaz a fee for the acquisition of exclusive

rights to the utility model in an aggregate maximum

amount of 20,000 Rubles

PROPOSAL #10100: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom

Promgaz, ZAO Gazprom Invest Yug and OAO Tomskgazprom

[the Licensees], pursuant to which OAO Gazprom will

grant the Licensees ordinary [non-exclusive] license

to use computer software package Software for

computation of cost estimates based on the resource

method under the current level of well construction

prices by recording it in the memory of the

Licensees' computers, and the Licensees will pay OAO

Gazprom a license fee in an aggregate maximum amount

of 975,000 Rubles

PROPOSAL #10101: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OOO Gazpromtrans,

ZAO Yamalgazinvest, OOO Mezhregiongaz, OAO

Gazpromregiongaz, OAO Salavatnefteorgsintez, OOO REP

and Gazpromipoteka Fund [the Licensees], pursuant to

which OAO Gazprom will grant the Licensees an

ordinary [non-exclusive] license to use OAO Gazprom's

 trade marks, registered in the State Register of

Trade Marks and Service Marks of the Russian

Federation, as follows: on goods, labels or packaging

 of goods which are produced, offered for sale, sold

or displayed at exhibitions or fairs or otherwise

introduced into civil transactions in the territory

of the Russian Federation, are stored or transported

for such purpose or brought into the territory of the

 Russian Federation; in connection with performance

of work or provision of services, including the

development of oil and gas fields or construction of

oil or gas pipelines; on covering, business and other

 documentation, including documentation related to

introduction of goods into civil transactions; in

offers for the sale of goods, performance of work or

provision of services, as well as in announcements,

advertisements, in connection with the conduct of

charitable or sponsored events, in printed

publications, on official letterheads, on signs,

including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensees' corporate seals; in the Internet; in the

Licensees' corporate names, and the Licensees will

pay OAO Gazprom license fees in the form of quarterly

 payments for the right of use of each of OAO

Gazprom's trade mark with respect to each transaction

 in the amount not exceeding 300 times the minimum

statutory wage established by the effective

legislation of the Russian Federation as of the date

of signing the delivery and acceptance acts, plus

value added tax at the rate required by the effective

 legislation of the Russian Federation, in an

aggregate maximum amount of 38.232 million Rubles

PROPOSAL #10102: Approval, in accordance with Chapter        ISSUER            YES             FOR                  FOR

 XI of the Federal Law on Joint Stock Companies and

Chapter XI of the Charter of OAO Gazprom, of the

agreements between OAO Gazprom and OAO Gazprom Neft

[the Licensee], pursuant to which OAO Gazprom will

grant the Licensee an exclusive license to use the

following OAO Gazprom's trade marks, registered in

blue, azure and white color/color combination in the

State Register of Trade Marks and Service Marks of

the Russian Federation, as follows: on goods, labels

or packaging of goods which are produced, offered for

 sale, sold or displayed at exhibitions or fairs or

otherwise introduced into civil transactions in the

territory of the Russian Federation, are stored or

transported for such purpose or brought into the

territory of the Russian Federation; in connection

with performance of work or provision of services,

including the development of oil and gas fields or

construction of oil or gas pipelines; on covering,

business and other documentation, including

documentation related to introduction of goods into

civil transactions; in offers for the sale of goods,

performance of work or provision of services, as well

 as in announcements, advertisements, in connection

with the conduct of charitable or sponsored events,

in printed publications, on official letterheads, on

signs, including signs on administrative buildings,

industrial facilities, multi-functional refueling

complexes providing accompanying types of roadside

service, shops, car washing units, cafes, car

service/tire fitting businesses, recreational

services centers, on transportation vehicles, as well

 as on clothes and individual protection gear; on the

 Licensee's corporate seals; in the Internet; in the

Licensee's corporate name, and the Licensee will pay

OAO Gazprom a license fee in the form of one-time

[lump-sum] payment in an aggregate maximum amount of

7.304 million Rubles

PROPOSAL #11.1: Election of Akimov Andrei Igorevich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.2: Election of Ananenkov Aleksandr                 ISSUER            YES         AGAINST           AGAINST

Georgievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.3: Election of Bergmann Burckhard to the        ISSUER            YES         AGAINST           AGAINST

 Board of Directors of OAO Gazprom

PROPOSAL #11.4: Election of Gazizullin Farit                       ISSUER            YES         AGAINST           AGAINST

Rafikovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.5: Election of Gusakov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.6: Election of Zubkov Viktor Alekseevich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.7: Election of Karpel Elena Evgenievna          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors of OAO Gazprom

PROPOSAL #11.8: Election of Makarov Aleksei                        ISSUER            YES         AGAINST           AGAINST

Aleksandrovich to the Board of Directors of OAO

PROPOSAL #11.9: Election of Miller Aleksei Borisovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.10: Election of Musin Valery Abramovich         ISSUER            YES             FOR                  FOR

to the Board of Directors of OAO Gazprom

PROPOSAL #11.11: Election of Nabiullina Elvira                   ISSUER            YES         AGAINST           AGAINST

Sakhipzadovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.12: Election of Nikolaev Viktor                       ISSUER            YES         AGAINST           AGAINST

Vasilievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.13: Election of Rusakova Vlada                        ISSUER            YES         AGAINST           AGAINST

Vilorikovna to the Board of Directors of OAO Gazprom

PROPOSAL #11.14: Election of Sereda Mikhail                        ISSUER            YES         AGAINST           AGAINST

Leonidovich to the Board of Directors of OAO Gazprom

PROPOSAL #11.15: Election of Fortov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Evgenievich to the Board of Directors of OAO Gazprom

PROPOSAL #11.16: Election of Shmatko Sergei Ivanovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #11.17: Election of Yusufov Igor Khanukovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors of OAO Gazprom

PROPOSAL #12.1: Election of Arkhipov Dmitry                        ISSUER            YES             FOR                  FOR

Aleksandrovich as a Member of the Audit Commission of

 OAO Gazprom

PROPOSAL #12.2: Election of Belobrov Andrei                        ISSUER            YES         AGAINST           AGAINST

Viktorovich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.3: Election of Bikulov Vadim Kasymovich         ISSUER            YES             FOR                  FOR

as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.4: Election of Kobzev Andrei Nikolaevich        ISSUER            YES             FOR                  FOR

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.5: Election of Lobanova Nina                            ISSUER            YES             FOR                  FOR

Vladislavovna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.6: Election of Logunov Dmitry                          ISSUER            YES         AGAINST           AGAINST

Sergeyevich as a Member of the Audit Commission of

PROPOSAL #12.7: Election of Nosov Yury Stanislavovich        ISSUER            YES         AGAINST           AGAINST

 as a Member of the Audit Commission of OAO Gazprom

PROPOSAL #12.8: Election of Pesotsky Konstantin                 ISSUER            YES         AGAINST           AGAINST

Valerievich as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.9: Election of Salekhov Marat                          ISSUER            YES                                 AGAINST

Khasanovich as a Member of the Audit Commission of

PROPOSAL #12.10: Election of Tikhonova Maria                       ISSUER            YES             FOR                  FOR

Gennadievna as a Member of the Audit Commission of

OAO Gazprom

PROPOSAL #12.11: Election of Yugov Aleksandr                       ISSUER            YES                                 AGAINST

Sergeyevich as a Member of the Audit Commission of

OAO Gazprom

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GCL-POLY ENERGY HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G3774X108

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited consolidated financial        ISSUER            YES             FOR                  FOR

 statements and the reports of the Directors and the

Auditor for the YE 31 DEC 2009

PROPOSAL #2.1: Re-elect Mr. SHU Hua as an Executive          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.2: Re-elect Ms. SUN Wei as an Executive          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Re-elect Mr. QIAN Zhi Xin as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director

PROPOSAL #2.4: Re-elect Ir. Dr. HO Chung Tai, Raymond        ISSUER            YES             FOR                  FOR

 as an Independent Non-Executive Director

PROPOSAL #2.5: Re-elect Mr. XUE Zhong Su as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director

PROPOSAL #2.6: Re-elect Mr. ZHU Yu Feng as an                     ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #2.7: Re-elect Mr. CHAU Kwok Man, Cliff as a        ISSUER            YES         AGAINST           AGAINST

 Non-Executive Director

PROPOSAL #2.8: Re-elect Ms. BAI Xiaoqing as a Non-             ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #2.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #3: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditor of the Company and authorize the Board of

 Directors to fix their remuneration

PROPOSAL #4.A: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with additional shares of the Company

PROPOSAL #4.B: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #4.C: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

to the Directors to allot, issue and deal with

additional shares by the addition of number of shares

 repurchased by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GDF SUEZ, PARIS

  TICKER:                  N/A                 CUSIP:   F42768105

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the transactions and the                 ISSUER            YES             FOR                  FOR

annual financial statements for the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 and setting of the dividend

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES             FOR                  FOR

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with preferential subscription rights, i) to

issue common shares and/or any securities giving

access to the Company's capital and/or the Company's

subsidiaries, and/or ii) to issue securities

entitling to allocation of debt securities

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide, with cancellation of preferential

subscription rights, i) to issue common shares and/or

 any securities giving access to the Company's

capital and/or the Company's subsidiaries, and/or ii)

 to issue securities entitling to allocation of debt

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue common shares or various securities

with cancellation of preferential subscription

rights, as part of an offer pursuant to Article L.

411-2 II of the Monetary and Financial Code

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of issuances of securities with or without

preferential subscription rights carried out under

the 6th, 7th and 8th resolutions

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the issuance of common shares and/or

various securities as remuneration for the

contribution of securities granted to the Company

within the limit of 10% of the share capital

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by issuing

shares, with cancellation of preferential

subscription rights in favor of the employees who are

 Members of GDF SUEZ Group' Saving Plans

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital, with

cancellation of preferential subscription rights, in

favor of any entities whose exclusive purpose is to

subscribe, own and transfer GDF SUEZ shares or other

financial instruments as part of the implementation

of one of the multiple formulas of the international

Employee Savings Plan of GDF SUEZ Group

PROPOSAL #E.13: Approve the overall limitation of the        ISSUER            YES             FOR                  FOR

 delegations concerning the capital increase,

immediate and/or at term

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to increase the share capital by incorporation

 of premiums, reserves, profits or others

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of treasury shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

subscribe or purchase the Company's shares in favor

of the employees and/or Company's officers and/or

Group subsidiaries

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out the free allocation of shares in favor of

the employees and/or Company's officers and/or Group

subsidiaries

PROPOSAL #E.18: Powers to carry out the decisions of         ISSUER            YES             FOR                  FOR

the General Meeting and for the formalities

PROPOSAL #A.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve in order to limit the

use of debts while increasing the investment capacity

 of the Group, including research & development and

infrastructure, the general meeting decides

concerning the dividend proposed in the 3rd

resolution, that the amount of the dividends paid for

 the FY 2009 is set at EUR 0.80 per share, including

the interim dividend of EUR 0.80 per share already

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEA GROUP AG, BOCHUM

  TICKER:                  N/A                 CUSIP:   D28304109

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report and the reports

pursuant to Sections 289(4)/289(5) and 315(2)/315(4)

of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 55,826,554.63 as follows:

 payment of a dividend of EUR 0.30 per no-par share

EUR 684,201.13 shall be carried forward ex-dividend

and payable date: 22 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Deloitte + Touche GmbH, Frankfurt

PROPOSAL #6.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares the Company shall be authorized to

acquire own shares of up to 10% of its share capital,

 at a price not more than 10% above, nor more than

20% below, the market price of the shares, on or

before 20 APR 2015; the Board of Managing Directors

shall be authorized to dispose of the shares in a

manner other than the stock exchange or an offer to

all shareholders if the shares are sold at a price

not materially below their market price, to use the

shares in connection with mergers and acquisitions or

 for satisfying conversion or option rights and to

retire the shares

PROPOSAL #7.: Adjustment of the authorized capital II        ISSUER            YES             FOR                  FOR

 and the corresponding amendment to the Articles of

Association the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

72,000,000 through the issue of new no-par shares

against contributions in cash and/or kind, on or

before 20 APR 2015 [authorized capital II]

shareholders subscription rights may be excluded for

a capital increase of up to EUR 50,000,000 against

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital and the corresponding amendment

 to the Articles of Association the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer or registered

bonds of up to EUR 750,000,000 conferring conversion

and/or option rights for shares of the Company, on or

 before 20 APR 2015 shareholders shall be granted

subscription rights except for residual amounts, for

the granting of such rights to holders of option or

conversion rights, and for the issue of bonds

conferring conversion and/or option rights for shares

 of the Company of up to 10% of the share capital at

a price not materially below their theoretical market

 value the Company's share capital shall be increased

 accordingly by up to EUR 48,659,656.71 through the

issue of up to 18,000,000 new no-par shares, insofar

as conversion and/or option rights are exercised the

authorization given by the shareholders meeting of 30

 APR 2007, to issue bonds and to create the

corresponding contingent capital shall be revoked

upon registration of the new authorization in the

commercial register

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

implementation of the shareholder rights directive

[ARUG] a) Section 16(1)2, in respect of the

shareholders meeting being convened at least 30 days

prior to the meeting the day on which the convocation

 of the meeting is announced and the day of the

shareholders meeting not being included in the

calculation of the 30 day period; b) Section 16(3),

in respect of the Board of Managing Directors being

authorized to permit the audiovisual transmission of

the shareholders meeting; c) Section 17(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders meeting if they

register with the Company by the sixth day prior to

the meeting; d) Section 17(2), in respect of share

holders being obliged to provide evidence of their

shareholding as per the statutory record date; e)

Section 18(2), in respect of proxy-voting

instructions being issued in written form unless

announced otherwise in the notice of shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEBERIT AG

  TICKER:                  N/A                 CUSIP:   H2942E124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR          ISSUER            YES             FOR               AGAINST

NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS

BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE

ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE

COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING

 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND

NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEBERIT AG

  TICKER:                  N/A                 CUSIP:   H2942E124

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, the financial        ISSUER            YES             FOR                  FOR

 statements, and the consolidated financial

statements for 2009

PROPOSAL #2: Approve the specified appropriation of          ISSUER            YES             FOR                  FOR

available earnings

PROPOSAL #3: Approve the actions of the Members of            ISSUER            YES             FOR                  FOR

the Board of Directors for the year 2009

PROPOSAL #4.1: Re-elect Susanne Ruoff to the Board of        ISSUER            YES             FOR                  FOR

 Directors for a term of office of two years

PROPOSAL #4.2: Re-elect Robert F. Spoerry to the                ISSUER            YES             FOR                  FOR

Board of Directors for a term of office of three years

PROPOSAL #4.3: Re-elect Gunter F. Kelm to the Board          ISSUER            YES         AGAINST           AGAINST

of Directors for a term of office of one year

PROPOSAL #5: Re-appoint PricewaterhouseCoopers AG as         ISSUER            YES             FOR                  FOR

the Auditors for the year 2010

PROPOSAL #6.1: Amend the Article 4 of the Articles of        ISSUER            YES             FOR                  FOR

 Incorporation as specified, to adapt the Articles of

 Incorporation to the new Intermediated Securities

Act, which came into effect on 01 JAN 2010

PROPOSAL #6.2: Amend the Article 24 of the Articles          ISSUER            YES             FOR                  FOR

of Incorporation, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GECINA, PARIS

  TICKER:                  N/A                 CUSIP:   F4268U171

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the reports and the Company                ISSUER            YES         AGAINST           AGAINST

accounts for the year 2009

PROPOSAL #2: Approve the reports and the consolidated        ISSUER            YES         AGAINST           AGAINST

 accounts for the year 2009

PROPOSAL #3: Approve the transfer to a reserve account      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the allocation of the result               ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the debiting of reserves and              ISSUER            YES             FOR                  FOR

distribution of the dividend:4.40 EUR/share

PROPOSAL #6: Approve the agreements and commitments          ISSUER            YES         AGAINST           AGAINST

relating to the takeover of Bami Newco subject to the

 provisions of Articles L. 225-38 and L. 225-40 to L.

 225-42 of the Code du Commerce  Commercial Code

PROPOSAL #7: Approve the other agreements and                     ISSUER            YES         AGAINST           AGAINST

commitments subject to the provisions of Articles L.

225-38 and L. 225-40 to L. 225-42 of the Code du

Commerce

PROPOSAL #8: Approve the agreements and commitments          ISSUER            YES         AGAINST           AGAINST

concluded with the outgoing Cheif Executive officer,

Monsieur Truan, in accordance with the applicable

provisions, especially Articles L. 225-42 and L. 225-

42-1 of the Code du Commerce

PROPOSAL #9: Approve the agreements concluded with            ISSUER            YES         AGAINST           AGAINST

the incoming Cheif Executive officer, Monsieur

Clamageran, in accordance with the applicable

provisions, especially Articles L. 225-42 and L. 225-

42-1 of the Code du Commerce

PROPOSAL #10: Ratify the co-opting of Monsieur                   ISSUER            YES         AGAINST           AGAINST

Antonio Trueba Bustamante as a Director to replace

Monsieur Joaquin Fernandez del Rio

PROPOSAL #11: Ratify the co-opting of Monsieur Arcadi        ISSUER            YES         AGAINST           AGAINST

 Calzada Salavedra as a Director to replace Monsieur

Jesus Perez Rodriguez

PROPOSAL #12: Ratify the co-opting of Monsieur                   ISSUER            YES             FOR                  FOR

Philippe Donnet as a Director to replace Monsieur

Nicolas Durand

PROPOSAL #13: Ratify the co-opting of Monsieur                   ISSUER            YES             FOR                  FOR

Jacques-Yves Nicol as a Director to replace Monsieur

Serafin Gonzalez Morcillo

PROPOSAL #14: Ratify the co-opting of Madame Helena          ISSUER            YES         AGAINST           AGAINST

Rivero as a Director to replace Monsieur Antonio Truan

PROPOSAL #15: Ratify the co-opting of Monsieur                   ISSUER            YES         AGAINST           AGAINST

Bernard Michel as a Director to replace Monsieur

Jean-Jacques Duchamp

PROPOSAL #16: Approve to set the amount of the                   ISSUER            YES         AGAINST           AGAINST

Directors' fees allocated to the Directors for the

year 2009

PROPOSAL #17: Approve to set the amount of the                   ISSUER            YES             FOR                  FOR

Directors' fees allocated to Directors from the year

2010 onwards

PROPOSAL #18: Approve to renew the Auditors' mandate         ISSUER            YES             FOR                  FOR

PROPOSAL #19: Approve to renew the Auditors' mandate         ISSUER            YES             FOR                  FOR

PROPOSAL #20: Appointment of an additional Auditor             ISSUER            YES             FOR                  FOR

PROPOSAL #21: Appointment of an additional Auditor             ISSUER            YES             FOR                  FOR

PROPOSAL #22: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

operate using Company shares

PROPOSAL #23: Powers for formalities                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GEELY AUTOMOBILE HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G3777B103

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Directors,              ISSUER            YES             FOR                  FOR

audited financial statements and Auditors report for

the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect Mr. Yang Jian as the Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Mr. Yin Da Qing, Richard as the        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #5: Re-elect Mr. Liu Jin Liang as the                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-elect Dr. Zhao Fuquan as the Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the remuneration of the Directors

PROPOSAL #8: Re-appoint Grant Thornton as the                     ISSUER            YES             FOR                  FOR

Company's Auditors and authorize the Board of

Directors to fix their remuneration

PROPOSAL #9: Approve to refresh the scheme mandate            ISSUER            YES         AGAINST           AGAINST

limit under the share option scheme of the Company

PROPOSAL #10: Authorize the Directors to repurchase          ISSUER            YES             FOR                  FOR

the Company's shares

PROPOSAL #11: Authorize the Directors to issue, allot        ISSUER            YES             FOR                  FOR

 and otherwise deal with the Company's shares

PROPOSAL #12: Approve to extend the general mandate          ISSUER            YES             FOR                  FOR

to allot and issue new shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENERAL DYNAMICS CORPORATION

  TICKER:                  GD                   CUSIP:   369550108

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: NICHOLAS D.                 ISSUER            YES             FOR                  FOR

CHABRAJA

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES S. CROWN             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM P. FRICKS        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAY L. JOHNSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: GEORGE A. JOULWAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: PAUL G. KAMINSKI         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JOHN M. KEANE               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: LESTER L. LYLES           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WILLIAM A. OSBORN        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ROBERT WALMSLEY           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS.

PROPOSAL #03: SHAREHOLDER PROPOSAL WITH REGARD TO          SHAREHOLDER        YES         ABSTAIN           AGAINST

WEAPONS IN SPACE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENERAL ELECTRIC COMPANY

  TICKER:                  GE                   CUSIP:   369604103

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A1: ELECTION OF DIRECTOR: W. GEOFFREY                 ISSUER            YES             FOR                  FOR

BEATTIE

PROPOSAL #A2: ELECTION OF DIRECTOR: JAMES I. CASH, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #A3: ELECTION OF DIRECTOR: WILLIAM M. CASTELL      ISSUER            YES             FOR                  FOR

PROPOSAL #A4: ELECTION OF DIRECTOR: ANN M. FUDGE                ISSUER            YES             FOR                  FOR

PROPOSAL #A5: ELECTION OF DIRECTOR: SUSAN HOCKFIELD           ISSUER            YES             FOR                  FOR

PROPOSAL #A6: ELECTION OF DIRECTOR: JEFFREY R. IMMELT        ISSUER            YES             FOR                  FOR

PROPOSAL #A7: ELECTION OF DIRECTOR: ANDREA JUNG                  ISSUER            YES             FOR                  FOR

PROPOSAL #A8: ELECTION OF DIRECTOR: ALAN G. (A.G.)            ISSUER            YES             FOR                  FOR

LAFLEY

PROPOSAL #A9: ELECTION OF DIRECTOR: ROBERT W. LANE             ISSUER            YES             FOR                  FOR

PROPOSAL #A10: ELECTION OF DIRECTOR: RALPH S. LARSEN         ISSUER            YES             FOR                  FOR

PROPOSAL #A11: ELECTION OF DIRECTOR: ROCHELLE B.                ISSUER            YES             FOR                  FOR

LAZARUS

PROPOSAL #A12: ELECTION OF DIRECTOR: JAMES J. MULVA           ISSUER            YES             FOR                  FOR

PROPOSAL #A13: ELECTION OF DIRECTOR: SAM NUNN                      ISSUER            YES             FOR                  FOR

PROPOSAL #A14: ELECTION OF DIRECTOR: ROGER S. PENSKE         ISSUER            YES             FOR                  FOR

PROPOSAL #A15: ELECTION OF DIRECTOR: ROBERT J.                   ISSUER            YES             FOR                  FOR

SWIERINGA

PROPOSAL #A16: ELECTION OF DIRECTOR: DOUGLAS A.                 ISSUER            YES             FOR                  FOR

WARNER III

PROPOSAL #B1: RATIFICATION OF KPMG                                         ISSUER            YES             FOR                  FOR

PROPOSAL #C1: SHAREOWNER PROPOSAL: CUMULATIVE VOTING     SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #C2: SHAREOWNER PROPOSAL: SPECIAL SHAREOWNER   SHAREHOLDER        YES         AGAINST               FOR

 MEETINGS

PROPOSAL #C3: SHAREOWNER PROPOSAL: INDEPENDENT BOARD    SHAREHOLDER        YES         AGAINST               FOR

CHAIRMAN

PROPOSAL #C4: SHAREOWNER PROPOSAL: PAY DISPARITY            SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #C5: SHAREOWNER PROPOSAL: KEY BOARD                  SHAREHOLDER        YES         AGAINST               FOR

COMMITTEES

PROPOSAL #C6: SHAREOWNER PROPOSAL: ADVISORY VOTE ON      SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE COMPENSATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENERAL MILLS, INC.

  TICKER:                  GIS                 CUSIP:   370334104

  MEETING DATE:      9/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BRADBURY H.                 ISSUER            YES             FOR                  FOR

ANDERSON

PROPOSAL #1B: ELECTION OF DIRECTOR: R. KERRY CLARK             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PAUL DANOS                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM T. ESREY         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RAYMOND V.                   ISSUER            YES             FOR                  FOR

GILMARTIN

PROPOSAL #1F: ELECTION OF DIRECTOR: JUDITH RICHARDS          ISSUER            YES             FOR                  FOR

HOPE

PROPOSAL #1G: ELECTION OF DIRECTOR: HEIDI G. MILLER           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: HILDA OCHOA-                ISSUER            YES             FOR                  FOR

BRILLEMBOURG

PROPOSAL #1I: ELECTION OF DIRECTOR: STEVE ODLAND                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: KENDALL J. POWELL        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: LOIS E. QUAM                ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: MICHAEL D. ROSE           ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: ROBERT L. RYAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: DOROTHY A. TERRELL      ISSUER            YES             FOR                  FOR

PROPOSAL #02: ADOPT THE 2009 STOCK COMPENSATION PLAN.        ISSUER            YES             FOR                  FOR

PROPOSAL #03: RATIFY THE APPOINTMENT OF KPMG LLP AS          ISSUER            YES             FOR                  FOR

GENERAL MILLS' INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM.

PROPOSAL #04: STOCKHOLDER PROPOSAL ON ADVISORY VOTE      SHAREHOLDER        YES         AGAINST               FOR

ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENERALI DEUTSCHLAND HOLDING AG

  TICKER:                  N/A                 CUSIP:   D2860B106

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board and group financial

statements and group annual report

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 157,710,657.08 as

follows: Payment of a dividend of EUR 2.90 per no-par

 share EUR 2,000,000 shall be allocated to the legal

reserves EUR 38,674.48 shall be carried forward Ex-

dividend and payable date: 28 MAY 2010

PROPOSAL #3.: Ratification of a) the acts of the                ISSUER            YES             FOR                  FOR

Board of Managing Directors b) the acts of the

Supervisory Board

PROPOSAL #4.: Renewal of the authorization to acquire        ISSUER            YES             FOR                  FOR

 own shares, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to acquire own shares of up to 10% of the

Company's share capital through the stock exchange,

at prices not deviating more than 5% from the market

price of the shares, or by way of a public repurchase

 offer to all shareholders, at prices not deviating

more than 10% from the market price of the shares, on

 or before 26 MAY 2015, the Board of Managing

Directors shall be authorized to retire the shares,

use the shares in connection with mergers and

acquisitions, and to dispose of the shares in a

manner other than through the stock exchange or by

way of an offer to all shareholders if the shares are

 sold at a price not materially below the market

PROPOSAL #5.: Amendment to Section 13(3) of the                 ISSUER            YES             FOR                  FOR

Articles of Association in connection with the

Shareholder Rights Directive Implementation Law

(ARUG), in respect of shareholders registering for

participation in the shareholders, meeting at least

six days prior to the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENTEX CORPORATION

  TICKER:                  GNTX               CUSIP:   371901109

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN MULDER                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERICK SOTOK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALLACE TSUHA                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: A SHAREHOLDER PROPOSAL REQUESTING THAT    SHAREHOLDER        YES         ABSTAIN           AGAINST

THE BOARD OF DIRECTORS ISSUE A SUSTAINABILITY REPORT.

PROPOSAL #03: RATIFY THE APPOINTMENT OF ERNST & YOUNG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR

ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENTING BHD

  TICKER:                  N/A                 CUSIP:   Y26926116

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 and the Directors' and

Auditors' reports thereon

PROPOSAL #2: Approve the declaration of a final                 ISSUER            YES             FOR                  FOR

dividend of 4.2 sen less 25% tax per ordinary share

of 10 sen each for the FYE 31 DEC 2009 to be paid on

27 JUL 2010 to Members registered in the record of

depositors on 30 JUN 2010

PROPOSAL #3: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of MYE 877,800 for the FYE 31 DEC 2009  2008: MYR

PROPOSAL #4: Re-elect Dato' Dr. R.Thillainathan as a         ISSUER            YES             FOR                  FOR

Director of the Company pursuant to Article 99 of the

 Articles of Association of the Company

PROPOSAL #5: Re-appoint Tan Sri Mohd Amin bin Osman          ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires, in

accordance with Section 129 of the Companies Act,

1965, to hold office until the conclusion of the next

PROPOSAL #6: Re-appoint Dato' Paduka Nik Hashim bin          ISSUER            YES             FOR                  FOR

Nik Yusoff as a Director of the Company, who retires

in accordance with Section 129 of the Companies Act,

1965, to hold office until the conclusion of the next

 AGM

PROPOSAL #7: Re-appoint Tun Mohammed Hanif bin Omar          ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires in

accordance with Section 129 of the Companies Act,

1965, to hold office until the conclusion of the next

PROPOSAL #8: Re-appoint Tan Sri Dr. Lin See Yan as a         ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with Section 129 of the Companies Act, 1965, to hold

office until the conclusion of the next AGM

PROPOSAL #9: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #10: Authorize the Company, subject to the          ISSUER            YES             FOR                  FOR

passing of Resolution 11, and subject to compliance

with all applicable laws, the Company's Articles of

Association, and the regulations and guidelines

applied from time to time by Bursa Malaysia

Securities Berhad (Bursa Securities) and/or any other

 relevant regulatory authorities: to utilize up to

the aggregate of the total retained earnings and

share premium accounts of the Company based on its

latest audited financial statements available up to

the date of the transaction, to purchase, from time

to time during the validity of the approval and

authority under this resolution, such number of

ordinary shares of 10 sen each in the Company (as may

 be determined by the Directors of the Company) on

Bursa Securities upon such terms and conditions as

the Directors may deem fit and expedient in the

interests of the Company, provided that CONTD

PROPOSAL #CONT: CONTD the aggregate number of shares         ISSUER             NO              N/A                  N/A

to be purchased and/or held by the Company pursuant

to this resolution does not exceed 10% of the total

issued and paid-up ordinary share capital of the

Company at the time of purchase and that, in the

event that the Company ceases to hold all or any part

 of such shares as a result of (among others)

cancellations, re-sales and/or distributions of any

of these shares so purchased, the Company shall be

entitled to further purchase and/or hold such

additional number of shares as shall (in aggregate

with the shares then still held by the Company) not

exceed 10% of the total issued and paid-up ordinary

share capital of the Company at the time of purchase;

  Authority shall remain valid and in full force and

effect until the conclusion of the next AGM of the

Company; or (ii) the expiry of the period within

which the next AGM is required by law to be held,

PROPOSAL #CONT: CONTD unless earlier revoked or                 ISSUER             NO              N/A                  N/A

varied by ordinary resolution of the members of the

Company in general meeting, whichever occurs first ;

authorize the Directors of the Company in their

absolute discretion, to deal with any shares

purchased and any existing treasury shares (the said

Shares) in the following manner: (i) cancel the said

Shares; and/or (ii) retain the said Shares as

treasury shares; and/or (iii) distribute all or part

of the said Shares as dividends to shareholders,

and/or resell all or part of the said Shares on Bursa

 Securities in accordance with the relevant rules of

Bursa Securities and/or cancel all or part of the

said Shares, or in any other manner as may be

prescribed by all applicable laws and/or regulations

PROPOSAL #CONT: CONTD time to time by Bursa                        ISSUER             NO              N/A                  N/A

Securities and/or any other relevant authority for

the time being in force; and that the authority to

deal with the said Shares shall continue to be valid

until all the said Shares have been dealt with by the

 Directors of the Company; and to take all such

actions that may be necessary and/or desirable to

give effect to this resolution and in connection

therewith to enter into and execute on behalf of the

Company any instrument, agreement and/or arrangement

with any person, and in all cases with full power to

assent to any condition, modification, variation

and/or amendment (if any) as may be imposed by any

relevant regulatory authority or Bursa Securities

and/or to do all such acts and things as the

Directors may deem fit and expedient in the best

PROPOSAL #11: Authorize Kien Huat Realty Sdn Berhad (        ISSUER            YES             FOR                  FOR

 KHR ) and the persons acting in concert with KHR

(PAC), subject to the passing of Resolution 10 and

the approval of the Securities Commission (SC), to be

 exempted from the obligation to undertake a

mandatory take-over offer on the remaining voting

shares in the Company not already owned by them under

 Part II of the Malaysian Code on Take-overs and

Mergers 1998 (Code), which may arise upon the future

purchase by the Company of its own shares pursuant to

 Resolution 10, in conjunction with the application

submitted by KHR and the PAC to the SC under Practice

 Note 2.9.10 of the Code, CONTD

PROPOSAL #CONT: CONTD and authorize the Directors of         ISSUER             NO              N/A                  N/A

the Company to take all such actions that may be

necessary and/or desirable to give effect to this

resolution and in connection therewith to enter into

and execute on behalf of the Company any instrument,

agreement and/or arrangement with any person, and in

all cases with full power to assent to any condition,

 modification, variation and/or amendment (if any) as

 may be imposed by any relevant regulatory authority

and/or to do all such acts and things as the

Directors may deem fit and expedient in the best

interest of the Company

PROPOSAL #12: Authorize the Directors, subject always        ISSUER            YES             FOR                  FOR

 to the Companies Act, 1965, the Articles of

Association of the Company, the Main Market Listing

Requirements of Bursa Malaysia Securities Berhad

(MMLR) and the approval of any relevant governmental

and/or regulatory authorities, where such approval is

 required, and pursuant to Section 132D of the

Companies Act, 1965, to issue and allot shares in the

 Company; and/or issue, make or grant offers,

agreements, options or other instruments that might

or would require shares to be issued (collectively

Instruments) during and/or after the period the

approval granted by this resolution is in force, at

any time and from time to time and upon such terms

and conditions and for such purposes as the Directors

 may, in their absolute discretion deem fit, provided

 that: CONTD

PROPOSAL #CONT: CONTD (i) the number of shares to be         ISSUER             NO              N/A                  N/A

issued pursuant to the authority granted under this

resolution, when aggregated with all shares issued

and/or shares that are capable of being issued from

the Instruments issued pursuant to Section 132D of

the Companies Act, 1965 in the preceding 12 months

(calculated in accordance with the MMLR), does not

exceed 10% of the issued and paid-up share capital of

 the Company at the time of issuance of shares or

issuance, making or granting the Instruments, and

(ii) for the purpose of determining the number of

shares which are capable of being issued from the

Instruments, each Instrument is treated as giving

rise to the maximum number of shares into which it

can be converted or exercised; CONTD

PROPOSAL #CONT: CONTD  Authority under this                        ISSUER             NO              N/A                  N/A

resolution shall continue in force until the

conclusion of the next AGM of the Company or when it

is required by the law to be held, whichever is

earlier ; to take all such actions that may be

necessary and/or desirable to give effect to this

resolution and in connection therewith to enter into

and execute on behalf of the Company any instrument,

agreement and/or arrangement with any person, and in

all cases with full power to assent to any condition,

 modification, variation and/or amendment (if any) in

 connection therewith; and to obtain the approval for

 the listing of and quotation for the additional

shares so issued on Bursa Malaysia Securities Berhad

PROPOSAL #13: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

unlisted subsidiary to enter into the transaction

falling within the type of recurrent related party

transaction of a revenue or trading nature with the

related party as set out in Section 2.3 under Part C

of the Document to Shareholders dated 19 MAY 2010,

provided that such transaction is undertaken in the

ordinary course of business, at arm'S length and

based on commercial terms and on terms not more

favorable to the related party than those generally

available to/from the public and are not, in the

Company's opinion, detrimental to the minority

shareholders and that the breakdown of the aggregate

value of the recurrent related party transaction

conducted/to be conducted during the FY, including

the type of recurrent related party transaction made

and the names of the related parties, CONTD

PROPOSAL #CONT: CONTD will be disclosed in the annual        ISSUER             NO              N/A                  N/A

 report of the Company pursuant to the requirements

of the Main Market Listing Requirements of Bursa

Malaysia Securities Berhad;  Authority shall continue

 to be in force until: (i) the conclusion of the next

 AGM of the Company following this AGM at which such

Proposed Shareholders' Mandate is passed, at which

time it will lapse, unless by a resolution passed at

the meeting, the authority is renewed; (ii) the

expiration of the period within which the next AGM of

 the Company after that date is required to be held

pursuant to Section 143(1) of the Companies Act, 1965

 (but shall not extend to such extension as may be

allowed pursuant to Section 143(2) of the Companies

Act, 1965); or (iii) revoked or varied by resolution

passed by the shareholders in general meeting

whichever is the earlier

PROPOSAL #S.1: Approve and adopt the amendments to            ISSUER            YES             FOR                  FOR

the existing Articles of Association of the Company

as proposed and set forth under Part D of the

Document to Shareholders dated 19 MAY 2010, and

authorize the Directors of the Company to do all acts

 and things and take all such steps as they may

consider necessary and/or desirable to give full

effect to these amendments to the Articles of

Association of the Company

PROPOSAL #0: Transact any other business of which due        ISSUER             NO              N/A                  N/A

 notice shall have been given

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENTING MALAYSIA BERHAD

  TICKER:                  N/A                 CUSIP:   Y7368M113

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements for the FYE 31 DEC, 2009 and the

Directors' and Auditors reports thereon

PROPOSAL #2: Approve the declaration of a final                 ISSUER            YES             FOR                  FOR

dividend of 4.3 sen less 25% tax per ordinary share

of 10 sen each for the FYE 31 DEC, 2009 to be paid on

 21 JUL 2010 to members registered in the record of

depository on 30 JUN 2010

PROPOSAL #3: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of MYR 778,405 for the FYE 31 DEC, 2009

PROPOSAL #4: Re-elect Tan Sri Lim Kok Thay as a                 ISSUER            YES             FOR                  FOR

Director of the Company pursuant to Article 99 of the

 Articles of Association of the Company

PROPOSAL #5: Re-elect Mr. Teo Eng Siong as a Director        ISSUER            YES             FOR                  FOR

 of the Company, pursuant to Article 104 of the

Articles of Association of the Company

PROPOSAL #6: Re-appoint Tun Mohammed Hanif Bin Omer,         ISSUER            YES             FOR                  FOR

as a Director of the Company to hold office until the

 conclusion of the next AGM, retiring in accordance

with Section 129 of the Companies Act, 1965

PROPOSAL #7: Re-appoint Tan Sri Alwi Jantan, as a              ISSUER            YES             FOR                  FOR

Director of the Company to hold office until the

conclusion of the next AGM, retiring in accordance

with Section 129 of the Companies Act, 1965

PROPOSAL #8: Re-appoint Tan Sri Dr. Lin See Yan, as a        ISSUER            YES             FOR                  FOR

 Director of the Company to hold office until the

conclusion of the next AGM, retiring in accordance

with Section 129 of the Companies Act, 1965

PROPOSAL #9: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #10: Authorize the Company, subject to the          ISSUER            YES             FOR                  FOR

passing of ordinary Resolution 11, and subject to

compliance with all applicable laws, the Company's

Articles of Association, and the regulations and

guidelines applied from time to time by Bursa

Malaysia Securities Berhad and/or any other relevant

regulatory authorities: a  to utilize up to the

aggregate of the total retained earnings and share

premium accounts of the Company based on its latest

Audited financial statements available up 10 the date

 of the transaction, to purchase, from time to time

during the validity of the approval and authority

under this resolution, such number of ordinary shares

 of 10 sen each in the Company  as may be determined

by the Directors of1he Company  on Bursa Securities

upon such terms and conditions as the Directors may

deem fit and expedient CONTD

PROPOSAL #CONT: CONTD in the interests of the                     ISSUER             NO              N/A                  N/A

Company, provided that the aggregate number of shares

 to be purchased and/or held by the Company pursuant

to this resolution does not exceed 10% of the total

issued and paid-up ordinary share capital of the

Company at the lime of purchase and provided further

that in the event that the Company ceases to hold all

 or any part of such shares as a result of  among

others  cancellations, resales and/or distributions

of any of these shares so purchased, the Company

shall be entitled to further purchase and/or hold

such additional number of shares as shall  in

aggregate with the shares then still held by the

Company  not exceed 10% of the total issued and paid-

up ordinary share capital of the Company at the time

of purchase, based on the audited financial

statements of the Company for the FYE 31 CONTD

PROPOSAL #CONT: CONTD DEC 2009, the Company's                     ISSUER             NO              N/A                  N/A

retained earnings and share premium accounts were

approximately MYR 8,088.2 million and MYR 1,106.0

million respectively; Authority expires the earlier

of the conclusion of the next AGM of the Company or

the expiration of the period within which the next

AGM is required by law to be held ; authorize the

Directors of the Company in their absolute

discretion, to deal with any shares purchased and any

 existing treasury shares  the said shares  in the

following manner: i  cancel the said shares; and/ or

ii  retain the said shares as treasury shares; and/or

 iii  distribute all or part of the said shares as

dividends to shareholders, and/or resell all or part

of the said shares on Bursa securities in accordance

with the relevant rules of Bursa securities and/or

cancel all or part of the said shares, CONTD

PROPOSAL #CONT: CONTD or in any other manner as may          ISSUER             NO              N/A                  N/A

be prescribed by all applicable laws and/or

regulations and guidelines applied from time to time

by Bursa Securities and/or any other relevant

authority for the time being in force and that the

authority to deal with the said Shares shall continue

 to be valid until all the said Shares have been

dealt with by the Directors of the Company; and

authorize the Directors of the Company to take all

such actions that may be necessary and/or desirable

to give effect to this resolution and in connection

therewith to enter into and execute on behalf of the

Company any instrument, agreement and/or arrangement

with any person, and in all cases with full power to

assent to any condition, modification, variation

and/or amendment  if any  as may be imposed by any

relevant regulatory authority or Bursa Securities

PROPOSAL #CONT: CONTD and/or to do all such acts and         ISSUER             NO              N/A                  N/A

things as the Directors may deem fit and expedient in

 the best interest of the Company

PROPOSAL #11: Authorize Genting Berhad and the                   ISSUER            YES             FOR                  FOR

persons acting in concert with GENT  PAC , subject to

 the passing of Ordinary Resolution 10 and the

approval of the Securities Commission, to be exempted

 from the obligation to undertake a mandatory take-

over offer on the remaining voting shares in the

Company not already owned by them under Part II of

the Malaysian Code on Take-Overs and Mergers, 1998

Code , which may arise upon the future purchase by

the Company of its own shares pursuant to Ordinary

Resolution 10, in conjunction with the application

submitted by GENT and the PACs to the SC under

Practice Note 2.9.10 of the Code, and authorize the

Directors of the Company to take all such actions

that may be necessary and/or desirable to give effect

 to this resolution and in connection therewith to

enter into and execute on behalf of the Company any

PROPOSAL #CONT: CONTD agreement and/or arrangement            ISSUER             NO              N/A                  N/A

with any person, and in all cases with full power to

assent to any condition, modification, variation

and/or amendment  if any  as may be imposed by any

relevant regulatory authority and/or to do all such

acts and things as the Directors may deem fit and

expedient in the best interest of the Company

PROPOSAL #12: Authorize the Directors, subject always        ISSUER            YES             FOR                  FOR

 to the Companies Act, 1965, the Articles of

Association of the Company, the Main Market Listing

Requirements of Bursa Malaysia Securities Berhad

MMLR  and the approval of any relevant governmental

and/or regulatory authorities, where such approval is

 required, pursuant to Section 132D the Companies

Act, 1965 to: 1  issue and allot shares in the

Company: and/or 2  issue, make or grant offers,

agreements, options or other instruments that might

or would require shares to be issued collectively

Instruments  during and/or after the period the

approval granted by this resolution is in force, at

any time and from time to time and upon such terms

and conditions and for such purposes as the Directors

 may, in their absolute discretion deem fit, provided

 that: 1  the number of shares CONTD

PROPOSAL #CONT: CONTD to be issued pursuant to the            ISSUER             NO              N/A                  N/A

authority granted under this resolution, when

aggregated with all shares issued and/or shares that

are capable of being issued from the Instruments

issued pursuant to Section 132D of the Companies Act,

 1965 in the preceding 12 months  calculated in

accordance with the MMLR , does not exceed 10% of the

 issued and paid-up share capital of the Company at

the time of issuance of shares or issuance, making or

 granting the Instruments, and ii  for the purpose of

 determining the number of shares which are capable

of being issued from the Instruments, each Instrument

 is treated as giving rise to the maximum number of

shares into which it can be converted or exercised,

Authority expires the earlier of the conclusion of

the next AGM of the Company or when it is required by

 the law to be held CONTD

PROPOSAL #CONT: CONTD and a  authorize the Directors         ISSUER             NO              N/A                  N/A

of the Company to take all such actions that may be

necessary and/or desirable to give effect to this

resolution and in connection therewith to enter into

and execute on behalf of the Company any instrument,

agreement and/or arrangement with any person, and in

all cases with full power to assent to any condition,

 modification, variation and/or amendment  if any  in

 connection therewith; and b  to obtain the approval

for the listing of and quotation for the additional

shares so issued on Bursa Malaysia Securities Berhad

PROPOSAL #13: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

subsidiaries to enter into any of the transactions

falling within the types of recurrent related party

transactions of a revenue or trading nature with the

related parties as set out in Section 2.3 under Part

C of the Document to Shareholders dated 18 MAY 2010,

provided that such transactions are undertaken in the

 ordinary course of business, at arm's length and

based on commercial terms and on terms not more

favourable to the related party than those generally

available to/from the public and are not, in the

Company's opinion, detrimental to the minority

shareholders and that the breakdown of the aggregate

value of the recurrent related party transactions

conducted/to be conducted during the financial year,

including the types of recurrent related party

transactions made and the names CONTD

PROPOSAL #CONT: CONTD of the related parties, will be        ISSUER             NO              N/A                  N/A

 disclosed in the annual report of the Company

pursuant to the requirements of the Main Market

Listing Requirements of Bursa Malaysia Securities

Berhad;  Authority expires the earlier of the

conclusion of the next AGM of the Company following

this AGM at which such proposed shareholders' mandate

 is passed, at which it will lapse, unless by a

resolution passed at the meeting, the authority is

renewed; or the expiration of the period within which

 the next AGM of the Company after that date is

required to be held pursuant to Section 143(1) of the

 Companies Act, 1965 but shall not extend to such

extension as may be allowed pursuant to Section

143(2) of the Companies Act, 1965

PROPOSAL #14: Authorize the Company to make a                     ISSUER            YES         AGAINST           AGAINST

retirement gratuity payment of MYR 457,475 to Tan Sri

 Wan Sidek bin Hj Wan Abdul Rahman, the former

Independent Non-executive Director of the Company in

recognition and appreciation of his long service and

contribution to the Company and authorize the

Directors of the Company to take all such actions as

they may consider necessary and/or desirable to give

full effect to this resolution

PROPOSAL #S.1: Approve and adopt the amendments to            ISSUER            YES             FOR                  FOR

the existing Articles of Association of the Company

as proposed and set forth under Part D of the

Document to Shareholders dated 18 MAY 2010, and

authorize the Directors of the Company to do all acts

 and things and take all such steps as they may

consider necessary and/or desirable to give full

effect to these amendments to the Articles of

Association of the Company

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENTING SINGAPORE PLC

  TICKER:                  N/A                 CUSIP:   G3825Q102

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements for the FYE 31 DEC 2009 and the Directors

and auditors reports thereon

PROPOSAL #2: Approve the payment of Directors fees of        ISSUER            YES             FOR                  FOR

 SGD 492,308 for the FYE 31 DEC 2009

PROPOSAL #3: Re-elect Tan Sri Lim Kok Thay as a                 ISSUER            YES             FOR                  FOR

Director of the Company pursuant to Article 16.4 of

the Articles of Association of the Company

PROPOSAL #4: Re-elect Mr. Tjong Yik Min as a Director        ISSUER            YES             FOR                  FOR

 of the Company pursuant to Article 16.4 of the

Articles of Association of the Company

PROPOSAL #5: Re-appoint Mr. Tan Hee Teck as a                     ISSUER            YES             FOR                  FOR

Director of the Company pursuant to Article 16.3 of

the Articles of Association of the Company

PROPOSAL #6: Re-appoint PricewaterhouseCoopers LLP,          ISSUER            YES             FOR                  FOR

Singapore as the Auditor of the Company and to

authorize the Directors to fix their remuneration

PROPOSAL #7: Authorize the Directors pursuant to rule        ISSUER            YES             FOR                  FOR

 806 of the Listing Manual of the SGX ST to, 1) allot

 and issue shares in the capital of the Company

whether by way of rights, bonus or otherwise, and or,

 ii) make or grant offers, agreements or options that

 might or would require shares to be issued,

including but not limited to the creation and issue

of warrants, debentures or other instruments

convertible into shares, at any time and upon such

terms and conditions and for such purposes and to

such persons as the directors may , in their absolute

 discretion, deem fit and 2) issue shares in

pursuance of any instrument made or granted by the

directors whilst this resolution was in force

provided that a) the aggregate number of shares to be

 issue d pursuant to this resolution does not exceed

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

issuance of shares at a discount of up to 20% that, a

 subject to and conditional upon the passing of

Ordinary Resolution 7, at any time to issue shares in

 the capital of the Company at an issue price for

each share which shall be determined by the Directors

 in their absolute discretion provided that such

price shall not represent a discount of more than 20%

 to the weighted average price of a share in the

capital of the Company for trades done on the SGX ST;

 and  Authority expires the earlier of conclusion of

the next AGM of the Company or the date by which the

next AGM of the Company is required by law to be held

 or such date as may be determined by the SGX ST

PROPOSAL #9: Approve the renewal of the shareholders         ISSUER            YES             FOR                  FOR

mandate that, for the purposes of Chapter 9 of the

Listing Manual of the SGX ST, for the Company, its

subsidiaries and associated Companies that are

entities at risk, or any of them, to enter into any

of the transactions falling within the types of

interested person transactions with any party who is

of the class of interested persons, provided t hat

such transactions are made on normal commercial terms

 and in accordance with the review procedures for

such interested person transactions, approve this

resolution, unless revoked or varied by the Company

in general meeting, continue in force until the

conclusion of the next AGM of the company, and, CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENUINE PARTS COMPANY

  TICKER:                  GPC                 CUSIP:   372460105

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DR. MARY B. BULLOCK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEAN DOUVILLE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. GALLAGHER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE C. JACK GUYNN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN D. JOHNS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL M.E. JOHNS, MD                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. HICKS LANIER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WENDY B. NEEDHAM                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JERRY W. NIX                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LARRY L. PRINCE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY W. ROLLINS                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF ERNST         ISSUER            YES             FOR                  FOR

& YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR

 THE FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENWORTH FINANCIAL, INC.

  TICKER:                  GNW                 CUSIP:   37247D106

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEVEN W. ALESIO         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL D. FRAIZER      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: NANCY J. KARCH             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. ROBERT BOB              ISSUER            YES             FOR                  FOR

KERREY

PROPOSAL #1E: ELECTION OF DIRECTOR: RISA J. LAVIZZO-         ISSUER            YES             FOR                  FOR

MOUREY

PROPOSAL #1F: ELECTION OF DIRECTOR: CHRISTINE B. MEAD        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS E. MOLONEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES A. PARKE             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JAMES S. RIEPE             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RE-APPROVAL OF THE MATERIAL TERMS OF            ISSUER            YES             FOR                  FOR

PERFORMANCE GOALS FOR QUALIFIED PERFORMANCE-BASED

AWARDS UNDER THE 2004 GENWORTH FINANCIAL, INC.

OMNIBUS INCENTIVE PLAN

PROPOSAL #03: RATIFICATION OF THE SELECTION OF KPMG          ISSUER            YES             FOR                  FOR

LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENZYME CORPORATION

  TICKER:                  GENZ               CUSIP:   372917104

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DOUGLAS A. BERTHIAUME                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. BERTOLINI                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GAIL K. BOUDREAUX                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. CARPENTER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES L. COONEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VICTOR J. DZAU                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SENATOR CONNIE MACK III                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD F. SYRON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENRI A. TERMEER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH V. WHITWORTH                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: A PROPOSAL TO AMEND THE 2004 EQUITY              ISSUER            YES             FOR                  FOR

INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF

COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY

 2,750,000 SHARES.

PROPOSAL #03: A PROPOSAL TO AMEND THE 2009 EMPLOYEE          ISSUER            YES             FOR                  FOR

STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES

OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN

 BY 1,500,000.

PROPOSAL #04: A PROPOSAL TO AMEND THE 2007 DIRECTOR          ISSUER            YES             FOR                  FOR

EQUITY PLAN TO INCREASE THE NUMBER OF SHARES OF

COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY

 250,000 SHARES.

PROPOSAL #05: A PROPOSAL TO AMEND THE RESTATED                   ISSUER            YES             FOR                  FOR

ARTICLES OF ORGANIZATION TO REDUCE THE PERCENTAGE OF

SHARES REQUIRED FOR SHAREHOLDERS TO CALL A SPECIAL

MEETING OF SHAREHOLDERS FROM 90% TO 40%.

PROPOSAL #06: A PROPOSAL TO RATIFY THE AUDIT                       ISSUER            YES             FOR                  FOR

COMMITTEE'S SELECTION OF INDEPENDENT AUDITORS FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GENZYME CORPORATION

  TICKER:                  GENZ               CUSIP:   372917104

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DR. STEVEN BURAKOFF                        SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: DR. ALEXANDER J DENNER                   SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: MR. CARL C ICAHN                              SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: DR. RICHARD MULLIGAN                       SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: MGTNOM: D A BERTHIAUME                   SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: MGTNOM: R J BERTOLINI                     SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: MGTNOM: G K BOUDREAUX                     SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: MGTNOM: R J CARPENTER                     SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: MGTNOM: V J DZAU                              SHAREHOLDER         NO              N/A                  N/A

ELECTION OF DIRECTOR: MGTNOM: R V WHITWORTH                     SHAREHOLDER         NO              N/A                  N/A

PROPOSAL #02: A PROPOSAL TO AMEND THE 2004 EQUITY          SHAREHOLDER         NO              N/A                  N/A

INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF

COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN

BY 2,750,000 SHARES.

PROPOSAL #03: A PROPOSAL TO AMEND THE 2009 EMPLOYEE      SHAREHOLDER         NO              N/A                  N/A

STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES

OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN

 BY 1,500,000.

PROPOSAL #04: A PROPOSAL TO AMEND THE 2007 DIRECTOR      SHAREHOLDER         NO              N/A                  N/A

EQUITY PLAN TO INCREASE THE NUMBER OF SHARES OF

COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN BY

 250,000 SHARES.

PROPOSAL #05: A PROPOSAL TO AMEND THE RESTATED               SHAREHOLDER         NO              N/A                  N/A

ARTICLES OF ORGANIZATION TO REDUCE THE PERCENTAGE OF

SHARES REQUIRED FOR SHAREHOLDERS TO CALL A SPECIAL

MEETING OF SHAREHOLDERS FROM 90% TO 40%.

PROPOSAL #06: A PROPOSAL TO RATIFY THE AUDIT                  SHAREHOLDER         NO              N/A                  N/A

COMMITTEE'S SELECTION OF INDEPENDENT AUDITORS FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GERDAU S A

  TICKER:                  N/A                 CUSIP:   P2867P105

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to take knowledge of the                   ISSUER            YES             FOR                  FOR

Directors' accounts, to examine, discuss and vote the

 financial statements for the FY ending 31 DEC 2009

PROPOSAL #2.: Approve to deliberate on the                          ISSUER            YES             FOR                  FOR

distribution of the fiscal year's net profits and the

 distribution dividends

PROPOSAL #3.: Election of the Members of the Board of        ISSUER            YES         AGAINST           AGAINST

 Directors and approve to set the Directors

PROPOSAL #4.: Election of Members of the Finance                ISSUER            YES             FOR                  FOR

Committee and their Respective Substitutes, and

approve to set the remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GERDAU S A

  TICKER:                  N/A                 CUSIP:   P2867P105

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the stock option program, called         ISSUER            YES         AGAINST           AGAINST

the long term incentive program approved by the EGM

of 30 APR 2003

PROPOSAL #2.: Approve the granting of stock purchase         ISSUER            YES         AGAINST           AGAINST

options for 2010  in the light of the amendment to

the stock option plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GESTEVISION TELECINCO S.A.

  TICKER:                  N/A                 CUSIP:   E56793107

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts  balance              ISSUER            YES             FOR                  FOR

sheet, profit and loss account and annual report  and

 management report, both Gestevision Telecinco, Sa,

and its consolidated Group of Companies, for the YE

31 DEC 2009

PROPOSAL #2: Approve the application of income for            ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #3: Approve the Management of the Board of          ISSUER            YES             FOR                  FOR

Directors during fiscal 2009

PROPOSAL #4: Approve to set the limit of the                       ISSUER            YES             FOR                  FOR

aggregate annual remuneration to be received by the

Directors of the Company

PROPOSAL #5: Approve the allocation of shares of the         ISSUER            YES             FOR                  FOR

Company with executive Directors and Senior

Executives of the Company, as part of their

PROPOSAL #6: Approve to establish a compensation                ISSUER            YES         AGAINST           AGAINST

system designed to Executive Officers and Directors

of the Company and Group Companies

PROPOSAL #7: Grant authority, in accordance with the         ISSUER            YES         AGAINST           AGAINST

provisions of Articles 75 and corresponding

provisions of the Corporations Act, the Company may

proceed with the acquisition of own shares directly

or through Group Companies, nullifying previous

authorizations agreed by the general Board, and

authorized, where appropriate, implement the

portfolio of own shares to the implementation of

PROPOSAL #8.1: Re-elect Don Angel Durandez Adeva as a        ISSUER            YES             FOR                  FOR

 Director, to the Board of Directors of the Company,

for a term of 5 years

PROPOSAL #8.2: Re-elect Don Jose Ramon Alvarez-                  ISSUER            YES             FOR                  FOR

Rendueles as a Director, to the Board of Directors of

 the Company, for a term of 5 years

PROPOSAL #8.3: Re-elect Don Francisco De Borja Prado         ISSUER            YES             FOR                  FOR

Eulate as a Director, to the Board of Directors of

the Company, for a term of 5 years

PROPOSAL #9: Approve to set the number of Members              ISSUER            YES             FOR                  FOR

composing the Board of Directors

PROPOSAL #10: Authorize the Board of Directors the            ISSUER            YES             FOR                  FOR

power to increase capital in one or more times, the

form of cash, for a period of 5 years and a maximum

nominal amount of  EUR 61.660.464 , all the terms and

 conditions it deems fit, delegation to the exclusion

 of preferential subscription rights, as provided in

Article 159.2 of the corporations act

PROPOSAL #11: Approve the share capital increase with        ISSUER            YES             FOR                  FOR

 preferential subscription rights for a nominal

amount of  EUR 61,660,464 , by issuing and

circulation of 123,320,928  ordinary shares of

nominal value EUR 0.50 each, consisting of the

consideration in cash contributions, authorize the

Board of Directors the power to enforce the agreement

 to be adopted by the general meeting itself increase

 the share capital in accordance with the provisions

of Article 153.1.a  of the Companies act, determining

 the specific date in which must be carried out and

its terms as not agreed by the general meeting,

including the modification of Article 5 of the Bylaws

PROPOSAL #12: Amend the Article 55 of the Bylaws                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #13: Approve the annual report of                          ISSUER            YES             FOR                  FOR

remuneration policy of Directors and Senior Managers

of the year 2009

PROPOSAL #14: Grant powers to formalize, interpret,          ISSUER            YES             FOR                  FOR

rectify and execute the previous agreements as well

as to replace the powers that the Board receives from

 the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GETIN HLDG S A

  TICKER:                  N/A                 CUSIP:   X3203X100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2: Appointment of the meeting's chairman             ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3: Approve the statement of the meeting's          ISSUER            YES         ABSTAIN           AGAINST

legal validity

PROPOSAL #4: Approve the agenda                                              ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5: Receive the presentation by the                       ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board, its report on examination of the

Company's financial statement for 2009 and report on

its activity in 2009

PROPOSAL #6: Adopt the resolution on approval of the         ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board's report on its activity in 2009,

and the report on examination of the management's

report on Company's activity in 2009 and the

financial statement for 2009

PROPOSAL #7: Approve the Management's report on                 ISSUER            YES         ABSTAIN           AGAINST

Company's activity in 2009

PROPOSAL #8: Approve the financial statement for 2009        ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #9: Approve the Management's report on                 ISSUER            YES         ABSTAIN           AGAINST

activity of the Company's capital group on 2009

PROPOSAL #10: Approve the consolidated financial                ISSUER            YES         ABSTAIN           AGAINST

statement of the Company's capital group

PROPOSAL #11: Approve the duties' fulfilling by the          ISSUER            YES         ABSTAIN           AGAINST

management

PROPOSAL #12: Approve the duties' fulfilling by the          ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board's members

PROPOSAL #13: Approve the Management motion on profit        ISSUER            YES         ABSTAIN           AGAINST

 for 2009 distribution

PROPOSAL #14: Adopt the resolution on profit for 2009        ISSUER            YES         ABSTAIN           AGAINST

 distribution

PROPOSAL #15: Adopt the resolution on changes to the         ISSUER            YES         ABSTAIN           AGAINST

Company's statute text

PROPOSAL #16: Adopt the resolution on amendments to          ISSUER            YES         ABSTAIN           AGAINST

the Supervisory Board's rules

PROPOSAL #17: Adopt the resolution on change of the          ISSUER            YES         ABSTAIN           AGAINST

rules on purchase of the Company's own shares

PROPOSAL #18: Adopt the resolution on pledge on the          ISSUER            YES         ABSTAIN           AGAINST

Company's own shares

PROPOSAL #19: Closure of the meeting                                     ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GETIN HOLDING S.A., WROCLAW

  TICKER:                  N/A                 CUSIP:   X3203X100

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Elect the Chairperson                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Approve the declaration of proper                 ISSUER             NO              N/A                  N/A

convening of the meeting and of its capability to

pass resolutions

PROPOSAL #4.: Approve the agenda                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Amend the Company's Articles of                     ISSUER             NO              N/A                  N/A

Association

PROPOSAL #6.: Amend the Company's Supervisory Board          ISSUER             NO              N/A                  N/A

Bylaws

PROPOSAL #7.: Amend the Company's general meeting of         ISSUER             NO              N/A                  N/A

Shareholders Bylaws

PROPOSAL #8.: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GIANT MANUFACTURE CO LTD

  TICKER:                  N/A                 CUSIP:   Y2708Z106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 4.5 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal

PROPOSAL #B.7: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GILEAD SCIENCES, INC.

  TICKER:                  GILD               CUSIP:   375558103

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PAUL BERG                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. COGAN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ETIENNE F. DAVIGNON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES M. DENNY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARLA A. HILLS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KEVIN E. LOFTON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. MADIGAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. MARTIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GORDON E. MOORE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NICHOLAS G. MOORE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD J. WHITLEY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GAYLE E. WILSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PER WOLD-OLSEN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP BY THE AUDIT COMMITTEE OF THE BOARD OF

DIRECTORS AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF GILEAD FOR THE FISCAL YEAR ENDING

PROPOSAL #03: IF PROPERLY PRESENTED AT THE MEETING,      SHAREHOLDER        YES         AGAINST               FOR

TO VOTE ON A STOCKHOLDER PROPOSAL REQUESTING THAT THE

 BOARD TAKE STEPS TO ADOPT MAJORITY VOTING STANDARDS

IN GILEAD'S CERTIFICATE OF INCORPORATION AND BY-LAWS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GIVAUDAN SA, VERNIER

  TICKER:                  N/A                 CUSIP:   H3238Q102

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, the annual          ISSUER            YES             FOR                  FOR

financial statements and the consolidated financial

statements 2009

PROPOSAL #2.: Grant discharge to the members of the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #3.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings as specified

PROPOSAL #4.: Approve: to create authorized capital          ISSUER            YES             FOR                  FOR

for a maximum nominal value of CHF 10,000,000 limited

 to 26 MAR 2012; to replace Article 3a paragraph 1

1st sentence of the Articles of Incorporation of the

Company, as specified

PROPOSAL #5.1: Approve to replace Article 2 of the            ISSUER            YES             FOR                  FOR

Articles of Incorporation of the Company as specified

PROPOSAL #5.2: Approve to replace Article 4 as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #6.1: Election of Ms. Irina du Bois as a new        ISSUER            YES             FOR                  FOR

 Director, term of 3 years in accordance with the

Articles of Incorporation

PROPOSAL #6.2: Re-elect Mr. Peter Kappeler as a                 ISSUER            YES             FOR                  FOR

Director, term of 3 years in accordance with the

Articles of Incorporation

PROPOSAL #7.: Re-elect Deloitte SA as the statutory          ISSUER            YES             FOR                  FOR

Auditors for the FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GKN PLC

  TICKER:                  N/A                 CUSIP:   G39004232

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to and conditional            ISSUER            YES         AGAINST           AGAINST

upon the underwriting and sponsors agreement dated 18

 JUN 2009 between the Company, J. P. Morgan Cazenove

Limited, J. P. Morgan Securities Ltd., UBS Limited,

RBS Hoare Govett Limited and HSBC Bank plc not having

 been terminated in accordance with its terms, at

7.00 am, on the business day after the date of

passing of this resolution: [a] each of the ordinary

shares of 50 pence each in the share capital of the

Company then in issue or held in treasury be sub-

divided and converted into [i] one ordinary share of

10 pence each in the capital of the Company, having

the rights and ranking pari passu in all respects

with the ordinary shares of 50 pence each in the

capital of the Company and [ii] one deferred share of

 40 pence in the capital of the Company [a Deferred

Share] having the rights and being subject to the

restrictions, as specified in the Article 7 of the

Articles of Association of the Company as amended

pursuant to paragraph [f] below; [b] each of the

authorized but unissued ordinary shares of 50 pence

each in the capital of the Company be sub-divided

into 5 ordinary shares of 10 pence each in the

capital of the Company, having the rights and ranking

 pari passu in all respects with the existing

ordinary shares of the Company; [c] authorize the

Directors of the Company [the Directors], pursuant to

 Section 80 of the Companies Act 1985, as amended and

 for the time being in force [the Companies Act

1985], to exercise all the powers of the Company to

allot relevant securities [as specified in Section

80[2] of the Companies Act 1985] up to an aggregate

nominal amount of GBP 84,662,363 pursuant to or in

connection with the rights issue [as specified] [the

rights issue]; [Authority expires at the end of the

Company's next AGM or until 01 JUL 2010] so that the

Company may make offers and enter into agreements

before the authority expires which would, or might,

require relevant securities to be allotted after the

authority expires and the Directors may allot

relevant securities under any such offer or agreement

 as if the authority had not expired; [d] authorize

the Directors, pursuant to Section 95 of the

Companies Act 1985 to allot equity securities [as

specified in Section 94[2] of the Companies Act 1985]

 for cash, as necessary and where relevant, pursuant

to the authority conferred by paragraph [c] above

free of the restriction in the Section 89[1] of the

Companies Act 1985, provided that such power is

limited to the allotment of equity securities up to

an aggregate nominal amount of GBP 84,662,363

pursuant to or in connection with the rights issue

and so that the Directors may impose any limits or

restrictions and make any arrangements which they

consider necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in or

under the Laws of, any territory or any other matter;

 [Authority expires at the end of the Company's next

PROPOSAL #2.: Authorize the Directors, subject to              ISSUER            YES             FOR                  FOR

Admission [as specified] occurring, in addition to

the authority given pursuant to paragraph [c] of

Resolution 1 above and in substitution for all other

existing authorities and without prejudice to

previous allotments or offers or agreements to allot

made pursuant to such authorities, pursuant to

Section 80 of the Companies Act 1985 to exercise all

the powers of the Company to allot: [a] relevant

securities [as defined in the Companies Act 1985] up

to an aggregate nominal amount of GBP 51,738,111; and

 [b] relevant securities comprising equity securities

 [as defined in the Companies Act 1985] up to an

aggregate nominal amount of GBP 103,476,221 [such

amount to be reduced by the aggregate nominal amount

of relevant securities issued under paragraph [a] of

this Resolution 2] in connection with an offer by way

 of a rights issue: [i] to ordinary shareholders in

proportion [as nearly as may be practicable] to their

 existing holdings; and [ii] to holders of other

equity securities as required by the rights of those

securities or subject to such rights, as the

Directors otherwise consider necessary, and so that

the Directors may impose any limits or restrictions

and make any arrangements which they consider

necessary or appropriate to deal with treasury

shares, fractional entitlements, record dates, legal,

 regulatory or practical problems in, or under the

Laws of, any territory or any other matter;

[Authority expires at the end of the Company's next

AGM after this resolution is passed or 01 JUL 2010];

and the Company may make offers and enter into

agreements before the authority expires which would,

or might, require relevant securities to be allotted

after the authority expires and the Directors may

allot relevant securities under any such offer or

PROPOSAL #S.3: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

Admission [as specified] occurring, in addition to

the powers given pursuant to paragraph [d] of

Resolution 1 above and in substitution for all other

existing powers and without prejudice to previous

allotments or offers or agreements to allot pursuant

to such authorities, to allot equity securities [as

defined in the Companies Act 1985] for cash pursuant

to the authority granted by Resolution 2 above and/or

 where the allotment constitutes an allotment of

equity securities by virtue of Section 94[3A] of the

Companies Act 1985, in each case free of the

restriction in Section 89[1] of the Companies Act

1985, such power to be limited to: [a] the allotment

of equity securities in connection with an offer of

equity securities [but in the case of an allotment

pursuant to the authority granted by paragraph [b] of

 Resolution 2, such power shall be limited to the

allotment of equity securities in connection with an

offer by way of a rights issue only]: [i] to ordinary

 shareholders in proportion [as nearly as may be

practicable] to their existing holdings; and [ii] to

holders of other equity securities, as required by

the rights of those securities or subject to such

rights, as the Directors otherwise consider

necessary, and the Directors may impose any limits or

 restrictions and make any arrangements which they

consider necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in or

under the Laws of, any territory or any other matter;

 and [b] the allotment of equity securities pursuant

to the authority granted by paragraph [a] of

Resolution 2 and/or an allotment which constitutes an

 allotment of equity securities by virtue of Section

94[3A] of the Companies Act 1985 [in each case

otherwise than in the circumstances specified in

paragraph [a] of this Resolution 3] up to a nominal

amount of GBP 7,952,638; [Authority expires at end of

 the Company's next AGM or until 01 JUL 2010] the

Company may make offers and enter into agreements

before the power expires which would, or might,

require equity securities to be allotted after the

power expires and the Directors may allot equity

securities under any such offer or agreement as if

PROPOSAL #S.4: Authorize the Company, subject to                ISSUER            YES             FOR                  FOR

Admission [as specified] occurring and subject to and

 in accordance with the provisions of the Article

6[B] of the Articles of Association of the Company,

as amended by paragraph [f] of Resolution 1 and the

Companies Act 1985, to make market purchases [within

the meaning of Section 163[3] of the Companies Act

1985] of ordinary shares of 10 pence each in the

capital of the Company [GKN Shares] provided that:

[a] the maximum aggregate number of GKN Shares

authorized to be purchased is 155,214,332; [b] the

maximum price which may be paid for a GKN Share

purchased pursuant to this authority is an amount

equal to 105% of the average of the middle market

quotations of a GKN Share as derived from the London

Stock Exchange Daily Official List for the 5 business

 days immediately preceding the day on which that

share is purchased and the minimum price which may be

 paid is 10 pence per GKN Share [in each case

exclusive of expenses payable by the Company]; and

[Authority expires at the conclusion of the next AGM

of the Company or on 01 July 2010, whichever is the

earlier] provided that the Company may make a

purchase of any GKN Shares after the expiry of this

authority if the contract for purchase was entered

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLAXOSMITHKLINE PLC

  TICKER:                  N/A                 CUSIP:   G3910J112

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and the financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Re-elect Dr. Stephanie Burns as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-elect Mr. Julian Heslop as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Sir Deryck Maughan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Dr. Daniel Podolsky as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-elect Sir Robert Wilson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

re-appoint PricewaterhouseCoopers LLP as the Auditors

 to the Company to hold office from the end of the

meeting to the end of the next Meeting at which

accounts are laid before the Company

PROPOSAL #9: Authorize the Audit & Risk Committee to         ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #10: Authorize the Director of the Company,         ISSUER            YES             FOR                  FOR

in accordance with Section 366 of the Companies Act

2006 (the 'Act') the Company is, and all Companies

that are at any time during the period for which this

 resolution has effect subsidiaries of the company

are, authorized: a) to make political donations to

political organizations other than political parties,

 as defined in Section 363 of the Act, not exceeding

GBP 50,000 in total; and b) to incur political

expenditure, as defined in Section 365 of the Act,

not exceeding GBP 50,000 in total, during the period

beginning with the date of passing this resolution

and ending at the end of the next AGM of the company

to be held in 2011 or, if earlier, on 30 JUN 2011

PROPOSAL #11: Authorize the Directors, in                            ISSUER            YES             FOR                  FOR

substitution for all subsisting authorities, to

exercise all powers of the Company to allot shares in

 the Company and to grant rights to subscribe for or

convert any security into shares in the Company: a)

up to an aggregate nominal amount of GBP 432,578,962;

 [such amount to be reduced by the nominal amount

allotted or granted under paragraph (b) in excess of

such sum]; and b) comprising equity securities [as

specified in Section 560(1) of the Act] up to a

nominal amount of GBP 865,157,925 [such amount to be

reduced by any allotments or grants made under

paragraph (a) above] in connection with an offer by

way of a rights issue: i) to ordinary shareholders in

 proportion [as nearly as may be practicable] to

their existing holdings; and ii) to holders of other

equity securities as required by the rights of those

securities or as the Board otherwise considers

necessary, and so that the Directors may impose any

limits or make such exclusions or other arrangements

as they consider expedient in relation to treasury

shares, fractional entitlements, record dates, legal,

 regulatory or practical problems under the laws of,

or the requirements of any relevant regulatory body

or stock exchange in, any territory, or any matter

whatsoever, which authorities shall expire at the end

 of the next AGM of the company to be held in 2011

or, if earlier, on 30 JUN 2011, and the Directors may

 allot shares or grant rights to subscribe for or

convert any security into shares in pursuance of such

 an offer or agreement as if the relevant authority

conferred hereby had not expired

PROPOSAL #12: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to Resolution 11 being passed, the Directors

 be and are hereby empowered to allot equity

securities for cash pursuant to the authority

conferred on the Directors by Resolution 11 and/or

where such allotment constitutes an allotment of

equity securities under section 560(3) of the Act,

free of the restrictions in Section 561(1) of the

Act, provided that this power shall be limited: (a)

to the allotment of equity securities in connection

with an offer or issue of equity securities [but in

the case of the authority granted under paragraph (b)

 of Resolution 11, by way of a rights issue only]:

(i) to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and (ii) to holders of other equity securities, as

required by the rights of those securities or as the

Board otherwise considers necessary, but so that the

Directors may impose any limits or make such

exclusions or other arrangements as they consider

expedient in relation to treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems under the laws of, or the

requirements of any relevant regulatory body or stock

 exchange in, any territory, or any matter

whatsoever; and (b) in the case of the authority

granted under paragraph (a) of Resolution 11 and/ or

in the case of any transfer of treasury shares which

is treated as an allotment of equity securities under

 Section 560(3) of the Act, to the allotment

(otherwise than pursuant to sub-paragraph (a) above)

of equity securities up to an aggregate nominal

amount of GBP 64,893,333, and shall expire at the end

 of the next AGM of the company to be held in 2011

[or, if earlier, at the close of business on 30 JUN

2011] and the Directors may allot equity securities

in pursuance of such an offer or agreement as if the

PROPOSAL #13: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of section 701 of the Act to make

market purchases (within the meaning of Section

693(4) of the Act) of its own Ordinary shares of 25p

each provided that: (a) the maximum number of

Ordinary shares hereby authorized to be purchased is

519,146, 669; (b) the minimum price which may be paid

 for each Ordinary share is 25p; (c) the maximum

price which may be paid for each Ordinary share shall

 be the higher of (i) an amount equal to 5% above the

 average market value of the Company's ordinary

shares for the five business days immediately

preceding the day on which the ordinary share is

contracted to be purchased and (ii) the higher of the

 price of the last independent trade and the highest

current independent bid on the London Stock Exchange

Official List at the time the purchase is carried

out; and (d) the authority conferred by this

resolution shall, unless renewed prior to such time,

expire at the end of the next AGM of the Company to

be held in 2011 or, if earlier, on 30 JUN 2011

[provided that the company may enter into a contract

for the purchase of Ordinary shares before the expiry

 of this authority which would or might be completed

wholly or partly after such expiry and the company

may purchase Ordinary shares pursuant to any such

PROPOSAL #14: Authorize the Directors, (a) in                     ISSUER            YES             FOR                  FOR

accordance with Section 506 of the Act, the name of

the person who signs the Auditors' reports to the

Company's members on the annual accounts and

auditable reports of the Company for the year ending

31 DEC 2010 as senior Statutory Auditor [as defined

in Section 504 of the Act] for and on behalf of the

Company's Auditors, should not be stated in published

 copies of the reports [such publication being as

defined in Section 505 of the Act] and the copy of

the reports to be delivered to the registrar of

Companies under Chapter 10 of Part 15 of the Act; and

 (b) the Company considers on reasonable grounds that

 statement of the name of the senior statutory

auditor would create or be likely to create a serious

 risk that the senior Statutory Auditor, or any other

 person, would be subject to violence or intimidation

PROPOSAL #15: Approve the general meeting of the                ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #16: Amend: (a) the Articles of Association         ISSUER            YES             FOR                  FOR

of the company be amended by deleting all the

provisions of the Company's Memorandum of Association

 which, by virtue of Section 28 of the Act, are to be

 treated as provisions of the Company's Articles of

Association; and (b) the Articles of Association

produced to the meeting, and initialled by the

Chairman for the purpose of identification, be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, all

existing Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLENMARK PHARMACEUTICALS LTD

  TICKER:                  N/A                 CUSIP:   Y2711C144

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors, in          ISSUER            YES         AGAINST           AGAINST

pursuance of the provisions of Section 81[1A] and

other applicable provisions, if any, of the Companies

 Act, 1956 as also provisions of any other applicable

 laws, rules and regulations [including any amendment

 thereto or re-enactment thereof for the time being

in force] and enabling provisions in the Memorandum

and Articles of Association of the Company and the

Listing Agreements entered into by the Company with

the Stock Exchanges where the shares of the Company

are listed and subject to such approvals, consents,

permissions and sanctions of the Government of India

[GOI], Reserve Bank of India [RBI], Securities and

Exchange Board of India [SEBI] and all other

appropriate and/or concerned authorities, and subject

 to such conditions and modifications, as may be

prescribed by any of them in granting such approvals,

 consents, permissions and sanctions which may be

agreed to by the Board of Directors of the Company

[Board] [which term shall be deemed to include any

Committee which the Board may have constituted or

hereafter constitute for the time being exercising

the powers conferred on the Board by this

resolution], to issue, offer and allot Equity

shares/warrants and for instruments convertible into

Equity shares optionally or otherwise including but

not limited to Global Depository Receipts [GDR's]

American Depository Receipts [ADR's]/Foreign Currency

 Convertible Bonds [FCCB's] or any combination

thereof [hereinafter referred to as Securities] for

an aggregate sum up to USD 250 million with a green

shoe option of 15% or equivalent in Indian and/or any

 other currency [ies] inclusive of such premium, as

may be permitted by the Ministry of Finance/such

other authorities directly to

Indian/Foreign/Resident/Non-resident Investors

[whether Institutions, Incorporate Bodies, Mutual

Funds/Trusts/Foreign Institutional Investors/Banks

and/or individuals, or otherwise and whether or not

such investors are members, promoters, Directors or

their relatives/associates, of the Company] through

Public Issue(s), Private Placement(s) or a

combination thereof or through Qualified

Institutional Placement [QIP] in terms of Chapter

XIII A of the SEBI [Disclosure and Investor

Protection] Guidelines, 2000 as amended from time to

time at such time or times, in such tranche or

tranches at such price or prices at a discount or

premium to market price or prices in such manner and

on such terms and condition and with reference to

such 'relevant date' as may be decided and deemed

appropriate by the Board at the time of such issue or

 allotment of considering the prevailing market

conditions and other relevant factors, wherever

necessary in consultation with the Lead Managers,

Underwriters, advisors or through the subsidiaries,

including by way of Initial Public Offer in the

United States of America or other countries, so as to

 enable the Company to get listed at any Stock

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLENMARK PHARMACEUTICALS LTD

  TICKER:                  N/A                 CUSIP:   Y2711C144

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009 and the profit and

loss account of the Company for the YE on that date

together with the reports of the Directors and the

Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Gracias Saldanha as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. N.B. Desai as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Messrs. Price Waterhouse as         ISSUER            YES             FOR                  FOR

the Auditors of the Company to hold office from the

conclusion of this AGM until the conclusion of the

next AGM and approve to fix their remuneration

PROPOSAL #6.: Appoint Mrs. B.E. Saldanha as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Appoint Mr. D.R. Mehta as a Director of        ISSUER            YES             FOR                  FOR

 the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLOBAL BIO-CHEM TECHNOLOGY GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   G3919S105

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and Auditors of the Company for the YE 31 DEC 2009

PROPOSAL #2a: Re-election of Mr. Patrick E Bowe as a         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2b: Re-election of Mr. Lee Yeun Kwong as a         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2c: Re-election of Mr.Chan Man Hon. Eric as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #2d: Authorize the Board of Directors to fix        ISSUER            YES             FOR                  FOR

 the Director's remuneration

PROPOSAL #3: Re-appointment of the Auditors and                 ISSUER            YES             FOR                  FOR

authorize the Board of Directors to fix their

remuneration

PROPOSAL #4: Authorize the Directors to allot, issue         ISSUER            YES             FOR                  FOR

of otherwise deal with the Company's shares

PROPOSAL #5: Authorize the Directors to purchase the         ISSUER            YES             FOR                  FOR

Company's shares

PROPOSAL #6: Approve to add the nominal amount of              ISSUER            YES             FOR                  FOR

shares repurchased by the Company to mandate granted

to the Directors under resolution no.4

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLOBE TELECOM INC

  TICKER:                  N/A                 CUSIP:   Y27257149

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to determine the quorum                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the minutes of previous meeting        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Receive the annual report of the                   ISSUER            YES             FOR                  FOR

Officers

PROPOSAL #4.1: Ratify all acts and resolutions of the        ISSUER            YES             FOR                  FOR

 Board of Directors and Management adopted in the

ordinary course of business during the preceding year

PROPOSAL #4.2: Ratify the establishment of long term         ISSUER            YES         AGAINST           AGAINST

incentive plan

PROPOSAL #5.1: Election of Jaime Augusto Zobel De              ISSUER            YES             FOR                  FOR

Ayala as a Director

PROPOSAL #5.2: Election of Gerardo C. Ablaza, Jr. as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #5.3: Election of Mark Chong Chin Kok as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.4: Election of Romeo L. Bernardo as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.5: Election of Ernest Lawrence L. Cu as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #5.6: Election of Roberto F. De Ocampo as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.7: Election of Koh Kah Sek as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5.8: Election of Delfin L. Lazaro as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.9: Election of Xavier P. Loinaz as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.10: Election of Guillermo D. Luchangco as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #5.11: Election of Fernando Zobel De Ayala          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #6.: Election of the Auditors and approve to        ISSUER            YES             FOR                  FOR

 fix their remuneration

PROPOSAL #7.: Other business                                                   ISSUER             NO              N/A                  N/A

PROPOSAL #8.: Adjournment                                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLOBE TRADE CENTRE S A

  TICKER:                  N/A                 CUSIP:   X3204U113

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.: Election of the Chairman                                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.: Approve the statement of the meeting's         ISSUER            YES         ABSTAIN           AGAINST

legal validity and its ability to adopt  resolutions

PROPOSAL #4.: Approve the Company's financial report         ISSUER            YES         ABSTAIN           AGAINST

for FY 2009 and Management Board's report from

Company's activity for 2009

PROPOSAL #5.: Approve the consolidated financial                ISSUER            YES         ABSTAIN           AGAINST

report of capital Group for 2009

PROPOSAL #6.: Approve the distribution of profit or          ISSUER            YES         ABSTAIN           AGAINST

loss for 2009

PROPOSAL #7.: Approve the performance of duties of            ISSUER            YES         ABSTAIN           AGAINST

Management Board Members for 2009

PROPOSAL #8.: Approve the performance of duties of            ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board Members for 2009

PROPOSAL #9.: Approve the changes in Supervisory                ISSUER            YES         ABSTAIN           AGAINST

Board's Membership

PROPOSAL #10.: Closing the meeting                                         ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLORY LTD.

  TICKER:                  N/A                 CUSIP:   J17304130

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

PROPOSAL #4.: Approve Continuance of Countermeasures         ISSUER            YES         AGAINST           AGAINST

to Large-Scale Acquisitions of the Shares in the

Company (Takeover Defense Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLOVIS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y27294100

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Kim Kyungbae and Chang Bongchun          ISSUER            YES             FOR                  FOR

as a Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLOVIS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y27294100

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 9th B/S, I/S and proposed            ISSUER            YES             FOR                  FOR

disposition of retained earning

PROPOSAL #2: Election of Hyungho Kim as the Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GLOVIS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y27294100

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Director [and External                 ISSUER            YES             FOR                  FOR

Directors] Candidates: Yan Yebin Wang [Ma Sang Gon]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GMR INFRASTRUCTURE LTD, BANGALORE

  TICKER:                  N/A                 CUSIP:   Y2730E113

  MEETING DATE:      8/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009 and the profit & loss

 account for the YE on that date and the reports of

the Board of Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. Uday M. Chitale as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. Udaya Holla as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Srinivas Bommidala as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Kiran Kumar Grandhi as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. Price Waterhouse,                       ISSUER            YES             FOR                  FOR

Chartered Accountants and M/s. S.R. Batliboi &

Associates, Chartered Accountants as the Joint

Statutory Auditors of the Company to hold office from

 the conclusion of this AGM until the conclusion of

next AGM on such remuneration as may be determined by

 the Board of Directors of the Company

PROPOSAL #7.: Authorize the Board of Directors,                 ISSUER            YES             FOR                  FOR

pursuant to the provisions of Section 228 and other

applicable provisions, if any, of the Companies Act,

1956 [the Act] and Article 207 of the Articles of

Association of the Company, to appoint the Branch

Auditor[s] of any Branch Office[s] of the Company,

which may be opened / acquired hereafter, in India or

 abroad, in consultation with the Company's Auditors,

 any person[s] qualified to act as Branch Auditor[s]

within the provisions of Section 228 of the Act and

to fix their remuneration

PROPOSAL #8.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Sections 16, 94 of the Companies Act, 1956 and

Article 76 of the Articles of Association of the

Company and subject to such

approvals/permission/sanctions as may be necessary,

the subdivision of each and every one of the existing

 equity share of the Company of the nominal value of

INR 2 each fully paid up into 2 equity shares of INR

1 each fully paid up, and that in case of existing

equity shares which are not fully paid up, the

proportion between the amount paid and the amount

which is unpaid on each reduced equity share of INR 1

 each shall be same as it were in case the existing

equity share of INR 2 each from which the reduced

equity share of INR 1 each is derived; amend the

existing Clause V of the Memorandum of Association of

 the Company relating to the Share Capital as

specified; and authorize the Board of Directors

[Board] / duly constituted Committee of the Board,

for the purpose of giving effect to the resolutions

above, to take such steps and actions and give such

directions as it may in its absolute discretion deem

necessary and to issue new share certificates,

wherever required, in the aforesaid proportion, in

cancellation of existing shares, subject to the rules

 as laid down in the Companies [Issue of Share

Certificates] Rules, 1960, and the Articles of

Association of the Company and to settle any question

 that may arise in this regard and to finalize and

execute all documents, deeds and writings as may be

necessary, which includes but not limited to

preparing, executing and filing necessary

applications/ forms/ returns/ documents to Registrar

of Companies, Stock Exchanges [BSE & NSE], National

Securities Depository Limited [NSDL], Central

Depository Services [India] Limited [CDSL] and /or

such other statutory authorities as may be necessary

from time to time and to delegate all or any of the

powers to any authorized person[s] to give effect to

the above resolution and to comply with necessary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GODREJ INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   Y2733G164

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited profit            ISSUER            YES             FOR                  FOR

and loss account and cash flow statement for the YE

31 MAR 2009, the balance sheet as at that date, the

Auditors' report thereon and the Directors' report

along with Management discussion and the analysis

report and the statement of Corporate Governance

PROPOSAL #2.: Declare a dividend for the FYE 31 MAR          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3.: Re-appoint Mr. J.N. Godrej as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Ms. T.A. Dubash as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. M. Eipe as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #6.: Re-appoint Mr. V.F. Banaji as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint M/s. Kalyaniwalla & Mistry,         ISSUER            YES             FOR                  FOR

Chartered Accountants as the Auditors, to hold office

 from the conclusion of this AGM till the conclusion

of the next AGM and authorize the Board of Directors

of the Company to fix their remuneration

PROPOSAL #8.: Appoint Mr. J.S. Bilimoria as an                   ISSUER            YES             FOR                  FOR

additional Director with effect from 27 JAN 2009 and

who holds office as such up to date of this AGM in

terms of Section 260 of the Companies Act 1956 [the

Act] in terms of Section 258 of the Act and in

respect of whom the Company has received notice under

 Section 257 of the Act, proposing his candidature

for the office of Director of the Company, who liable

 to retire by rotation

PROPOSAL #9.: Appoint Dr. Naushad Forbes as an                   ISSUER            YES             FOR                  FOR

Additional Director with effect from 27 JAN 2009 and

who holds office as such up to date of this AGM in

terms of Section 260 of the Companies Act 1956 [the

Act] in terms of Section 258 of the Act and in

respect of whom the Company has received notice under

 Section 257 of the Act, proposing his candidature

for the office of Director of the Company, who liable

 to retire by rotation

PROPOSAL #10.: Appoint Mr. A. Maira as an additional         ISSUER            YES             FOR                  FOR

Director with effect from 27 JAN 2009 and who holds

office as such up to date of this AGM in terms of

Section 260 of the Companies Act 1956 [the Act] in

terms of Section 258 of the Act and in respect of

whom the Company has received notice under Section

257 of the Act, proposing his candidature for the

office of Director of the Company, who liable to

retire by rotation

PROPOSAL #S.11: Approve that, pursuant to the                     ISSUER            YES             FOR                  FOR

provisions of Section 198,269,309,310 Schedule XIII

and other applicable provisions, if any of the

Companies Act, 1956 of the Company, approval of the

Company be and hereby accorded for the reappointment

of and terms of remuneration payable to including the

 remuneration to be paid in the event of loss or

inadequacy of profit in any FY during the tenure of

appointment Ms. T.A. Dubash as a whole time Director

of the Company designated as a Executive Director &

President [Marketing], for a period of 3 years from

01 APR 2010 to 31 MAR 2013 on the terms and

conditions as contained in agreement to be entered

into between the Company and Ms. T.A Dubash, a draft

of which is placed before the meeting and for the

purpose of identification, initialed by the Chairman

with the liberty to the Directors/compensation

Committee to alter and vary the terms and conditions

of the said appointment in such manner as may be

agreed to between the Directors and Ms. T.A. Dubash

PROPOSAL #S.12: Approve that, pursuant to the                     ISSUER            YES             FOR                  FOR

provisions of Section 198,269,309,310 Schedule XIII

and other applicable provisions, if any of the

Companies Act, 1956 of the Company, approval of the

Company be and hereby accorded for the reappointment

of and terms of remuneration payable to including the

 remuneration to be paid in the event of loss or

inadequacy of profit in any FY during the tenure of

appointment Mr. V.F. Banaji as a whole time Director

of the Company designated as a Executive Director &

President [Corporate affairs], for a period of 3

years from 01 Apr 2010 to 31 MAR 2013 on the terms

and conditions as contained in agreement to be

entered into between the Company and Mr. V.F. Banaji,

 a draft of which is placed before the meeting and

for the purpose of identification, initialed by the

Chairman with the liberty to the

Directors/compensation Committee to alter and vary

the terms and conditions of the said appointment in

such manner as may be agreed to between the Directors

PROPOSAL #S.13: Approve, pursuant to the provisions          ISSUER            YES             FOR                  FOR

of Section 198,269,309,310 Schedule XIII and other

applicable provisions, if any of the Companies Act,

1956 of the Company, approval of the Company be and

hereby accorded for the reappointment of and terms of

 remuneration payable to including the remuneration

to be paid in the event of loss or inadequacy of

profit in any FY during the tenure of appointment Mr.

 M. Eipe as a whole time Director of the Company

designated as a Executive Director & President

[Chemicals], for a period of 3 years from 01 Apr 2010

 to 31 MAR 2013 on the terms and conditions as

contained in agreement to be entered into between the

 Company and Mr. M. Eipe, a draft of which is placed

before the meeting and for the purpose of

identification, initialed by the Chairman with the

liberty to the Directors/compensation Committee to

alter and vary the terms and conditions of the said

appointment in such manner as may be agreed to

between the Directors and Mr. M. Eipe

PROPOSAL #S.14: Approve, pursuant to the provisions          ISSUER            YES             FOR                  FOR

of Section 198,269,309,310 Schedule XIII and other

applicable provisions, if any of the Companies Act,

1956 of the Company, approval of the Company be and

hereby accorded for the reappointment of and terms of

 remuneration payable to including the remuneration

to be paid in the event of loss or inadequacy of

profit in any FY during the tenure of appointment Mr.

 M.P. Pusalkar as a whole time Director of the

Company designated as a Executive Director &

President [Corporate Projects], for a period of 3

years from 01 Apr 2010 to 31 MAR 2013 on the terms

and conditions as contained in agreement to be

entered into between the Company and Mr. M.P.

Pusalkar, a draft of which is placed before the

meeting and for the purpose of identification,

initialed by the Chairman with the liberty to the

Directors/compensation Committee to alter and vary

the terms and conditions of the said appointment in

such manner as may be agreed to between the Directors

PROPOSAL #15.: Authorize the Board of Director of the        ISSUER            YES             FOR                  FOR

 Company, pursuant to the provisions of Section

293[1][d] and other applicable provisions, if any, of

 the Companies Act, 1956 and all other applicable

provisions, if any consent for borrowing from time to

 time, as its discretion, on such terms and

conditions as to repayment, interest or otherwise,

any sum or sums of monies which together with the

money already borrowed by the Company [apart from

temporary loans obtained or to be obtained from the

Company's banker in the ordinary course of business],

 the aggregate of the paid-up capital of the Company

and its free reserves, that is to say, reserves not

set apart for any specific purpose, provided that the

 total amounts so borrowed by the Board shall not any

 time exceed the limit INR 1,000 crore

PROPOSAL #S.16: Authorize the Board, in accordance            ISSUER            YES         AGAINST           AGAINST

with the provisions of Section 77(2)(b) and other

applicable provisions of the Companies Act, 1956 [the

 Act] the securities and exchange Board of India

[Employee Stock Option Scheme and Employee Stock

Purchase Scheme] guidelines, 1999 [the guidelines],

the Stock Exchange Listing Agreement and the Reserve

Bank of India Regulations and any other applicable

law for the time being in force and as may be amended

 from time to time and subject to such conditions and

 modifications as may be prescribed or imposed while

granting such approvals, permissions and sanctions

which may be agreed to by the authorized persons in

this behalf, to grant a loan, at such rate of

interest as may be decided from time to time, to a

trust, for purchasing such number of equity shares of

 the Company from the secondary market, and/or equity

 linked instruments [including options] and/or any

other instruments or securities [hereinafter

collectively referred to as securities] for allotting

 options to the eligible persons who are in

employment of the Company or its subsidiaries

including Directors of the Company and/or its

subsidiaries at the time of grant of these options,

whether in whole-time employment or not, whether

working in India or out of India or in any other

manner employed in the Company and/or its

subsidiaries and as may be decided by the

compensation committee of the company and/or its

subsidiaries in such a way that not more than

90,00,000 equity stock options convertible into the

equity shares of the aggregate nominal face value not

 exceeding INR 90,00,000 under a plan titled Godrej

Industries Limited Employee stock option plan II or

such other name [ hereinafter referred to as the ESOP

 II or the plan] of the Company at such price, in one

 or more tranches and on such terms and conditions as

 may be fixed or determined in accordance with the

applicable provisions of Law or guidelines as may be

prevailing at that time; Mr. A.B. Godrej, Chairman,

Mr. N.B. Godrej, Managing Director, Mr. V.F. Banaji,

Executive Director [Group Corporate Affairs], Mr. V.

Srinivasan, Executive Vice-President [Finance &

Estate] and the Company Secretary, Mr. Praful Bhat,

Executive Vice President-HR and Mr. Rajiv Bakshi,

Vice President-Legal, be authorized on behalf of the

Company to evolve, to take necessary approvals from

the various statutory and other authorities and to

decide upon and bring in to effect, the plan and make

 such modifications, changes, variations, alterations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GODREJ INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   Y2733G164

  MEETING DATE:      9/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to invest in securities of              ISSUER            YES             FOR                  FOR

and/or place intercorporate deposits with and invest

in debentures of and/or give guarantee(s) to and/or

make loans or any other form of debts to and/or

investment in Godrej Hershey Ltd under Section 372A

of the Companies Act, 1956, up to a sum of INR 450

millions to place intercorporate deposits with and/or

 makes loan or any other form of debt to Tricom India

 Ltd under Section 372A of the Companies Act, 1956,

up to a sum of INR 131.4 millions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GODREJ INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   Y2733G164

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #s.1: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company [hereinafter referred to as Board which

term shall be deemed to be include any Committee

including Compensation Committee, which the Board may

 constitute, to exercise its powers including the

powers conferred by this resolution], pursuant to the

 provisions of the Securities and Exchange Board of

India Employee Stock Option Scheme and Employee Stock

 Purchase Scheme Guidelines, 1999 the Guidelines and

any other applicable law for the time being in force

and as may be amended from time to time, to amend

Clauses 5.4 and 5.5 of the Godrej Industries Limited

Employee Stock Option Plan [hereinafter referred to

as the Plan]; and, for the purposes of giving effect

to the above on behalf of the Company, to do all such

 acts, deeds, matters and things as it may, in its

sole and absolute discretion deem fit, necessary,

desirable, expedient or proper for such purpose and

with authority on the behalf of the Company to settle

 any issues, questions, difficulties or doubts that

may arise in this regard or any other matter

incidental or consequential without requiring the

Board to secure any further consent or approval of

the members of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOLD FIELDS LTD

  TICKER:                  N/A                 CUSIP:   S31755101

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive and adopt the consolidated              ISSUER            YES             FOR                  FOR

audited annual financial statements of the Company

and its subsidiaries, incorporating the Auditors' and

 the Directors' reports for the YE 30 JUN 2009

PROPOSAL #O.2: Re-elect Ms. C.A. Carolus as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of the

Articles of Association

PROPOSAL #O.3: Re-elect Mr. R. Danino as a Director          ISSUER            YES             FOR                  FOR

of the Company, who retires in terms of the Articles

of Association

PROPOSAL #O.4: Re-elect Mr. A.R. Hill as a Director          ISSUER            YES             FOR                  FOR

of the Company, who retires in terms of the Articles

of Association

PROPOSAL #O.5: Re-elect Mr. N.J. Holland as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of the

Articles of Association

PROPOSAL #O.6: Re-elect Mr. R.P. Menell as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in terms of the Articles

 of Association

PROPOSAL #O.7: Approve to place the entire authorized        ISSUER            YES         AGAINST           AGAINST

 but unissued ordinary share capital of the Company

from time to time, after setting aside so many shares

 as may be required to be allotted and issued by the

Company in terms of any share plan or scheme for the

benefit of employees and/or Directors [whether

Executive or Non-Executive] under the control of the

Directors of the Company until the next AGM; and

authorize such Directors, in terms of Section 221(2)

of the Companies Act 61 of 1973, as amended

[Companies Act], to allot and issue all or part

thereof in their discretion, subject to the

provisions of the Companies Act and the Listings

PROPOSAL #O.8: Approve to place the non-convertible          ISSUER            YES             FOR                  FOR

redeemable preference shares in the authorized but

unissued share capital of the Company under the

control of the Directors for allotment and issue at

the discretion of the Directors of the Company,

subject to all applicable legislation, the

requirements of any recognized stock exchange on

which the shares in the capital of the Company may

from time to time be listed and with such rights and

privileges attached thereto as the Directors may

PROPOSAL #O.9: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to the Articles of Association of

the Company, and subject to the passing of Resolution

 7, to allot and issue equity securities for cash,

subject to the Listings Requirements of JSE Limited

and subject to the Companies Act, 61 of 1973, as

amended on the following basis: (a) the allotment and

 issue of equity securities for cash shall be made

only to persons qualifying as public shareholders as

defined in the Listings Requirements of JSE and not

to related parties; (b) equity securities which are

the subject of issues for cash: i) in the aggregate

in any one FY may not exceed 10% of the Company's

relevant number of equity securities in issue of that

 class; ii) of a particular class, will be aggregated

 with any securities that are compulsorily

convertible into securities of that class, and, in

the case of the issue of compulsorily convertible

securities, aggregated with the securities of that

class into which they are compulsorily convertible;

iii) as regards the number of securities which may be

 issued [the 10% number], shall be based on the

number of securities of that class in issue added to

those that may be issued in future [arising from the

conversion of options/convertible securities], at the

 date of such application, less any securities of the

 class issued, or to be issued in future arising from

 options/convertible securities issued, during the

current FY, plus any securities of that class to be

issued pursuant to a rights issue which has been

announced, is irrevocable and is fully underwritten

or acquisition [which had final terms announced] may

be included as though they were securities in issue

at the date of application; (c) the maximum discount

at which equity securities may be issued is 10% of

the weighted average traded price on the JSE of such

equity securities measured over the 30 business days

prior to the date that the price of the issue is

determined or agreed by the directors of the Company;

 (d) after the Company has issued equity securities

for cash which represent, on a cumulative basis

within a financial year, 5% or more of the number of

equity securities of that class in issue prior to

that issue, the Company shall publish an announcement

 containing full details of the issue, including the

effect of the issue on the net asset value and

earnings per share of the Company; and (e) the equity

 securities which are the subject of the issue for

cash are of a class already in issue or where this is

 not the case, must be limited to such securities or

rights that are convertible into a class already in

issue; [Authority shall be in force until the

forthcoming AGM of the Company, provided that it

shall not extend beyond 15 months of the date of this

PROPOSAL #O.10: Amend the Gold Fields Limited 2005            ISSUER            YES             FOR                  FOR

Share Plan adopted by the Company at its AGM on 17

NOV 2005 [the Share Plan], in accordance with the

Deed of Amendment, as specified

PROPOSAL #O.11: Approve to award rights to the                   ISSUER            YES             FOR                  FOR

specified Non-Executive Directors in terms of The

Gold Fields Limited 2005 Non-executive Share Plan and

 to place so many unissued ordinary shares in the

capital of the Company as are necessary to allot and

issue the shares in respect of which rights have been

 awarded to Non-Executive Directors under this

resolution under the control of the Directors of the

Company; and authorize the Directors, in terms of

Section 221(2) of the Companies Act 61 of 1973, as

amended, to allot and issue all and any of such

shares, in accordance with the terms and conditions

of The Gold Fields Limited 2005 Non-executive Share

Plan, as same may be amended from time to time

PROPOSAL #O.12: Approve to pay the specified                       ISSUER            YES             FOR                  FOR

remunerations to the Directors of the Company with

effect from 01 JAN 2010

PROPOSAL #S.1: Authorize the Company or any                        ISSUER            YES             FOR                  FOR

subsidiary of the Company, pursuant to the Articles

of Association of the Company, from time to time, to

acquire ordinary shares in the share capital of the

Company in accordance with the Companies Act, 61 of

1973 and the JSE Listings Requirements, provided that

 the number of ordinary shares acquired in any one FY

 shall not exceed 20% of the ordinary shares in issue

 at the date on which this resolution is passed;

[Authority expires the earlier of the date of the

next AGM of the Company or the date 15 months after

the date on which this resolution is passed]; the

repurchase must be effected through the order book

operated by the JSE trading system and done without

any prior understanding or arrangement between the

Company and the counter party; the Company only

appoints one agent to effect any repurchase(s) on its

 behalf; the price paid per ordinary share may not be

 greater than 10% above the weighted average of the

market value of the ordinary shares for the five

business days immediately preceding the date on which

 a purchase is made; the number of shares purchased

by subsidiaries of the Company shall not exceed 10%

in the aggregate of the number of issued shares in

the Company at the relevant times; the repurchase of

shares by the Company or its subsidiaries may not be

effected during a prohibited period, as defined in

the JSE Listings Requirements; after a repurchase,

the Company will continue to comply with all the JSE

Listings Requirements concerning shareholder spread

requirements; and an announcement containing full

details of such acquisitions of shares will be

published as soon as the Company and/or its

subsidiaries have acquired shares constituting, on a

cumulative basis 3% of the number of shares in issue

at the date of the general meeting at which this

special resolution is considered and if passed, and

for each 3% in aggregate of the initial number

acquired thereafter

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOLD REEF RESORTS LIMITED

  TICKER:                  N/A                 CUSIP:   S32244105

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Re-elect M. Krok as a Director                       ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect M. Z. Krok as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the confirmation of the                     ISSUER            YES             FOR                  FOR

Director, J. C. Farrant

PROPOSAL #5.: Approve the confirmation of the                     ISSUER            YES             FOR                  FOR

Director, Z. J. Matlala

PROPOSAL #6.: Approve the confirmation of the                     ISSUER            YES             FOR                  FOR

Director, T. Z. M. Sadiki

PROPOSAL #7.: Approve the confirmation of the                     ISSUER            YES             FOR                  FOR

Director, Dr. E. N. Banda

PROPOSAL #8.: Approve the confirmation of J. S.                 ISSUER            YES             FOR                  FOR

Friedman as the Company Secretary

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers Inc          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #10.: Approve the Non-Executive Directors            ISSUER            YES             FOR                  FOR

fees

PROPOSAL #11.: Approve the placement of unissued                ISSUER            YES             FOR                  FOR

shares under the Directors control

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOLD REEF RESORTS LIMITED

  TICKER:                  N/A                 CUSIP:   S32244105

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve that, subject to the passing          ISSUER            YES             FOR                  FOR

of Special Resolution 2 [and its registration by

CIPRO] and the passing of Ordinary Resolutions 1,  2,

  3, and 4, the authorize share capital of the

Company is increased from 590 000 000 ordinary par

value shares of 2 cents each to 1 200 000 000

ordinary par value shares of 2 cents each, by the

creation of 610 000 000 new ordinary par value shares

 of 2 cents each which, upon their issue, will rank

PAN PASSU with the existing ordinary shares in the

PROPOSAL #S.2: Approve that, subject to the passing          ISSUER            YES             FOR                  FOR

of Special Resolution Number 1[ and its registration

by CIPRO], the indirect acquisition by the Company of

 the 69 205 093 Gold Reef Shares currently held by

Tsogo Sun Expansion[ at a purchase consideration that

 has been included in the Gold Reef Consideration

Shares] pursuant to the implementation of the

Proposed Transaction, be approved by way of a

specific approval in terms of Section 85 of the

Companies Act, the Listings Requirements and article

38 of the articles of association of Gold Reef, which

 Gold Reef Shares will be transferred from Tsogo Sun

Expansion to Tsogo Sun Gaming after the fufilment or

waiver [where appropriate] of the last of the

conditions precedent but before the Closing Date and

will classify as treasury shares pursuant to the

implementation of the proposed transaction in terms

of Section 89 of the Companies Act

PROPOSAL #1: Approve that, subject to the passing of         ISSUER            YES             FOR                  FOR

special resolution number 1 and special resolution

number 2 [and their registration by CIPRO], the

acquisition by the Company of the entire issued share

 capital of Tsogo from the Tsogo shareholders in

consideration for the allotment and issue of the Gold

 Reef consideration shares is approved and ratified

as a related party and a category 1 transaction in

terms of the listing requirements

PROPOSAL #2: Approve to passing of Ordinary                        ISSUER            YES             FOR                  FOR

Resolution 1 the passing of the Special Resolution 1

and Special Resolution 2 [and their registration by

CIPRO], the Company is authorized in terms of Section

 221 of the Companies Act to place that number of

Gold Reef Shares as determined by the Gold Reef

Consideration Shares Formula [but being not less than

 888 261 028 Gold Reef Shares in the authorized share

 capital of the Company] under the control of the

Gold Reef Directors as a specific authority to allot

and issue such Gold Reef shres to TIH and SABSA for

the purposes of implementing the Proposed Transaction

PROPOSAL #3: Approve to passing of Ordinary                        ISSUER            YES             FOR                  FOR

Resolution 1 and Ordinary Resolution 2 and the

passing of Special Resolution 1 and Special

Resolution 2 [ and their registration by CIPRO], a

waiver by the SRP as provided for in Rule 8.7 [or

otherwise] in the SRP Code, of the obligation to make

 the Mandatory Offer to the Gold Reef Shareholders in

 terms of Rule 8.1 of the SRP Code is hereby

approved, in accordance with the provisions of Rule

PROPOSAL #4: Authorize the Gold Reef Directors, to do        ISSUER            YES             FOR                  FOR

 all such things and sign all such documentation

[including Company forms] as may be necessary to give

 effect to each of Special Resolution 1 and Special

Resolution 2 and Ordinary 1, Ordinary Resolution 2

and Ordinary Resolution 3

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOLD REEF RESORTS LIMITED

  TICKER:                  N/A                 CUSIP:   S32244105

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual financial          ISSUER            YES             FOR                  FOR

statements of the Company and the group for the YE 31

 DEC 2009 together with the Audit Committees,

Independent Auditors and Directors reports

PROPOSAL #2: Re-elect M G Diliza as an Independent            ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company, who retires by

 rotation in terms of the Company's Articles of

Association

PROPOSAL #3: Re-elect P C M September as an Non-                ISSUER            YES             FOR                  FOR

Executive Director of the Company, who retires by

rotation in terms of the Company's Articles of

Association

PROPOSAL #4: Approve to confirm the election of P              ISSUER            YES             FOR                  FOR

Vallet who was appointed by the Board of Directors on

 25 AUG 2009 as an Non-Executive Director

PROPOSAL #5: Approve to confirm the appointment of L         ISSUER            YES             FOR                  FOR

Fick as the Company Secretary of the Company

PROPOSAL #6: Re-appoint PricewaterhouseCoopers Inc as        ISSUER            YES             FOR                  FOR

 the Independent Auditors of the Company and

recommend N L Forster as the designated audit partner

PROPOSAL #7: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 Independent Auditors remuneration for the

forthcoming FY

PROPOSAL #8: Approve the Independent Auditors                     ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2009

PROPOSAL #9: Approve the fees payable to Non-                      ISSUER            YES             FOR                  FOR

Executive Directors for their services as Directors

or as Members of the Board Sub-Committees in respect

of the FYE 31 DEC 2010

PROPOSAL #10: Approve to confirm the appointment of J        ISSUER            YES             FOR                  FOR

 C Farrant as a Member and Chairman of the Gold Reef

Audit and Risk Committee

PROPOSAL #11: Approve to confirm the appointment of Z        ISSUER            YES             FOR                  FOR

 J Matlala as a Member of the Gold Reef Audit and

Risk Committee

PROPOSAL #12: Approve to confirm the appointment of P        ISSUER            YES         AGAINST           AGAINST

 Vallet as an alternate Member to J C Farrant and Z J

 Matlala on the Gold Reef Audit and Risk Committee

PROPOSAL #13: Approve to place the authorized but              ISSUER            YES             FOR                  FOR

unissued share capital of the company under the

control of the Directors until the next AGM with the

authority to allot and issue any shares required to

be issued for the purpose of carrying out the terms

of the Gold Reef Share Scheme, limited to a maximum

of 3 million shares, in their discretion, subject to

Sections 221 and 222 of the Companies Act, 61 of

1973, as amended, and the JSE Limited Listings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOLDCORP INC NEW

  TICKER:                  N/A                 CUSIP:   380956409

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Election of Ian W. Telfer as a                     ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.2: Election of Douglas M. Holtby as a              ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.3: Election of Charles A. Jeannes as a            ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.4: Election of John P. Bell as a Director        ISSUER            YES             FOR                  FOR

 of the Company for the ensuing year

PROPOSAL #A.5: Election of Lawrence I. Bell as a                ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.6: Election of Beverley A. Briscoe as a          ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.7: Election of Peter J. Dey as a Director        ISSUER            YES             FOR                  FOR

 of the Company for the ensuing year

PROPOSAL #A.8: Election of P. Randy Reifel as a                 ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.9: Election of A. Dan Rovig as a Director        ISSUER            YES             FOR                  FOR

 of the Company for the ensuing year

PROPOSAL #A.10: Election of Kenneth F. Williamson as         ISSUER            YES             FOR                  FOR

a Director of the Company for the ensuing year

PROPOSAL #B: Appointment of Deloitte & Touche LLP,            ISSUER            YES             FOR                  FOR

Chartered Accountants, as the Auditors of the Company

 for the ensuing year and authorize the Directors to

fix their remuneration

PROPOSAL #C: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: Approve that the Board create

and adopt, by 01 SEP 2010, a Corporate Policy   on

the right to free, prior, and informed consent (FPIC)

 for its operations   impacting indigenous

communities and all communities dependent on natural

    resources for survival

PROPOSAL #D: Transact such other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOLDEN AGRI-RESOURCES LTD.

  TICKER:                  N/A                 CUSIP:   ADPV11073

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Received and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements for the YE 31 DEC 2009 together with the

Directors' and the Auditors' reports thereon

PROPOSAL #2: Declare a first and final dividend of            ISSUER            YES             FOR                  FOR

SGD 0.00495 per ordinary share for the YE 31 DEC 2009

PROPOSAL #3: Approve the Directors' fees of SGD                 ISSUER            YES             FOR                  FOR

258,336 for the YE 31 DEC 2009

PROPOSAL #4: Re-elect Mr. Frankle  Djafar  Widjaja as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation pursuant to

Article 90 of the Constitution of the Company

PROPOSAL #5: Re-elect Mr. Simon Lim as a Director who        ISSUER            YES             FOR                  FOR

 retires by rotation pursuant to Article 90 of the

Constitution of the Company

PROPOSAL #6: Re-elect Mr. Hong Pian Tee as a Director        ISSUER            YES             FOR                  FOR

 who retires by rotation pursuant to Article 90 of

the Constitution of the Company

PROPOSAL #7: Re-appoint Moore Stephens LLP as the              ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to The Companies Act 2001 of Mauritius and

the Listing Rules of the Singapore Exchange

Securities Trading Limited, to allot and issue

(including the allotment and issue of shares and

convertible securities pursuant to offers, agreements

 or options made or granted by the Company while this

 authority remains in force) or otherwise dispose of

shares in the Company (including making and granting

offers, agreements and options which would or which

might require shares and convertible securities to be

 allotted, issued or otherwise disposed of) at any

time, whether during the continuance of such

authority or thereafter, to such persons, upon such

terms and conditions and for such purposes as the

Directors CONTD.

PROPOSAL #9: Authorize the the Directors of the                 ISSUER            YES             FOR                  FOR

Company, subject to and pursuant to the share issue

mandate in Resolution 8 above being obtained, and

notwithstanding the 50% limit in Resolution 8 above,

that pursuant to The Companies Act 2001 of Mauritius

and in accordance with and subject to the

requirements of the Singapore Exchange Securities

Trading Limited, to allot and issue shares in the

Company at any time by way of a pro-rata renounceable

 rights issue to shareholders of the Company upon

such terms and conditions and for such purposes as

the Directors may in their absolute discretion deem

fit provided that the aggregate number of shares to

be issued pursuant to this Resolution shall not

exceed 100% of the issued share capital of the

Company (excluding treasury shares) at the date of

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to and pursuant to the share issue mandate

in Resolution 8 above being obtained, to allot and

issue new shares on a non pro-rata basis at an issue

price per new share which shall be determined by the

Directors in their absolute discretion provided that

such price shall not represent more than 20% discount

 to the weighted average price per share determined

in accordance with the requirements of the Singapore

Exchange Securities Trading Limited

PROPOSAL #11: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

of all the powers of the Company, for the purposes of

 The Companies Act 2001 of Mauritius (the Act), to

purchase or otherwise acquire ordinary shares

(Shares) in the issued share capital of the Company

not exceeding in aggregate the Prescribed Limit (as

specified), at such price or price as may be

determined by the Directors from time to time up to

the Maximum Price (as specified), whether by way of:

market purchases (each a Market Purchase) on the

Singapore Exchange Securities Trading Limited (SGX-

ST); and/or off-market purchases (each an Off-Market

Purchase) effected in accordance with any equal

access schemes as may be determined or formulated by

the Directors as they consider fit, which schemes

shall satisfy all the conditions prescribed by the

Act, and otherwise in accordance with all other laws,

 regulations and rules of the SGX-ST as may for the

time CONTD.

PROPOSAL #12: Approve that pursuant to Chapter 9 of          ISSUER            YES             FOR                  FOR

the Listing Manual of the Singapore Exchange

Securities Trading Limited, approval be given to the

Company, its subsidiaries and associated companies

that are not listed on the Singapore Exchange

Securities Trading Limited or an approved exchange,

provided that the Company and its subsidiaries (the

Group), or the Group and its interested person(s),

has control over the associated companies, or any of

them to enter into any of the transactions falling

within the types of Interested Person Transactions,

particulars of which are set as specified, with any

CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOLDEN EAGLE RETAIL GROUP LTD

  TICKER:                  N/A                 CUSIP:   G3958R109

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and adopt the audited                          ISSUER            YES             FOR                  FOR

consolidated financial statements of the Company and

its subsidiaries and the reports of the Directors and

 Auditors FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 0.108            ISSUER            YES             FOR                  FOR

per share FYE 31 DEC 2009

PROPOSAL #3.1: Re-election of  Mr. Wang Hung, Roger          ISSUER            YES             FOR                  FOR

as a executive Director

PROPOSAL #3.2: Re-election of  Mr. Han Xiang Li as a         ISSUER            YES             FOR                  FOR

non-executive Director

PROPOSAL #3.3: Authorize the Remuneration Committee          ISSUER            YES             FOR                  FOR

of the Company to fix their remuneration

PROPOSAL #4: Re-appointment of Messrs. Deloitte                 ISSUER            YES             FOR                  FOR

Touche Tohmatsu as a Auditors and authorize the Board

 of Directors to fix their remuneration

PROPOSAL #5.a: Grant general mandate to the Director         ISSUER            YES             FOR                  FOR

to issue shares of the Company

PROPOSAL #5.b: Grant general mandate to the Director         ISSUER            YES             FOR                  FOR

to repurchase shares of the Company

PROPOSAL #5.c: Approve to increase the maximum                   ISSUER            YES             FOR                  FOR

nominal amount of share capital which the Directors

are authorized to allot, issue and deal with pursuant

 to the general mandate set out in resolution 5a by

the aggregate nominal amount of shares repurchased

pursuant to the general mandate set out in the

resolution 5b

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOME ELECTRICAL APPLIANCES HOLDING LTD

  TICKER:                  N/A                 CUSIP:   G3978C124

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

Auditors for the YE 31 DEC 2009

PROPOSAL #2.a: Re-elect Mr. Ng Kin Wah as an                       ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company

PROPOSAL #2.b: Re-elect Mr. Zhu Jia as a Non-                      ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #2.c: Re-elect Mr. Ian Andrew Reynolds as a         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company

PROPOSAL #2.d: Re-elect Ms. Wang Li Hong as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #2.e: Re-elect Mr. Sze Tsai Ping, Michael as        ISSUER            YES             FOR                  FOR

 an Independent Non-Executive Director of the Company

PROPOSAL #2.f: Re-elect Mr. Chan Yuk Sang as an                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #2.g: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the Directors' remuneration

PROPOSAL #3: Re-appoint Ernst & Young as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company and authorize the Board of Directors

of the Company to fix their remuneration

PROPOSAL #4: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

the to allot, issue and deal with the Company's shares

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase the Company's shares

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot, issue and deal with the Company's shares,

pursuant to resolution no. 4 by the number of shares

repurchased

PROPOSAL #0: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOODMAN FIELDER LTD

  TICKER:                  N/A                 CUSIP:   Q4223N112

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report and the reports of the Directors and the

Auditor for the FYE 30 JUN 2009

PROPOSAL #2.: Elect Ms. Chris Froggatt, as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #3.: Adopt the Company's remuneration report        ISSUER            YES             FOR                  FOR

 for the FYE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOODMAN GROUP, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q4229W108

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Corporation Act and the Listing Rules, the issue to

Macquarie MSSits and CIC of the specified options in

aggregate: 294,000,000 options at an exercise price

of AUD 0.30 [as adjusted to AUD 0.2464 specified

completion of the August 2009 entitlement offer]; and

 255,300,000 options at an exercise price of AUD 0.40

 [as adjusted to AUD 0.3464 specified completion of

the AUG 2009 entitlement offer], each of which on

such terms as specified

PROPOSAL #2.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Corporation Act and the Listing Rules the issue to

CIC of 5,000 exchangeable Hybrid Securities on such

terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOODMAN GROUP, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q4229W108

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Ian Ferrier as a Director         ISSUER            YES         AGAINST           AGAINST

of Goodman, who retires by rotation in accordance

with the Constitution and the Listing Rules

PROPOSAL #2.: Re-elect Mr. Jim Sloman as a Director          ISSUER            YES         AGAINST           AGAINST

of Goodman, who retires by rotation in accordance

with the Constitution and the Listing Rules

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #S.4: Ratify and approve the issue of                   ISSUER            YES         ABSTAIN           AGAINST

416,947,757 Stapled Securities on 26 AUG 2009 and the

 issue of 9,458,926 Stapled Securities on 16 SEP 2009

 to certain institutional and other sophisticated

investors at AUD 0.40 per Stapled Security, as

specified, for all purposes [including for the

purposes of Listing Rules 7.1 and 7.4 and ASIC Class

Order 05/26]

PROPOSAL #5.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Listing Rules [including for the purposes of Listing

Rule 7.1], the issue of Stapled Securities in

satisfaction of the distributions payable under the

Exchangeable Hybrid Securities issued on 16 OCT 2009

for a period of 13 months from the date of this

approval

PROPOSAL #6.: Approve, for all purposes under the              ISSUER            YES             FOR                  FOR

Listing Rules, the Long Term Incentive Plan [LTIP]

for a period of 3 years from the date of this approval

PROPOSAL #7.: Approve, for all purposes under the              ISSUER            YES         AGAINST           AGAINST

Listing Rules, the grant of up to 8,000,000

Performance Rights at any time until the second

anniversary of this approval, to Mr. Gregory Goodman

on such terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOODRICH CORPORATION

  TICKER:                  GR                   CUSIP:   382388106

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CAROLYN CORVI                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DIANE C. CREEL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE A. DAVIDSON, JR.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARRIS E. DELOACH, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES W. GRIFFITH                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM R. HOLLAND                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN P. JUMPER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARSHALL O. LARSEN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LLOYD W. NEWTON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS E. OLESEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED M. RANKIN, JR.                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF ERNST & YOUNG        ISSUER            YES             FOR                  FOR

 LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR 2010.

PROPOSAL #03: APPROVE AN AMENDMENT AND RESTATEMENT OF        ISSUER            YES             FOR                  FOR

 THE SENIOR EXECUTIVE MANAGEMENT INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GOOGLE INC.

  TICKER:                  GOOG               CUSIP:   38259P508

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ERIC SCHMIDT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SERGEY BRIN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LARRY PAGE                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L. JOHN DOERR                                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN L. HENNESSY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANN MATHER                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL S. OTELLINI                                  ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: K. RAM SHRIRAM                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHIRLEY M. TILGHMAN                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF ERNST & YOUNG LLP          ISSUER            YES             FOR                  FOR

AS GOOGLE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: THE APPROVAL OF AN AMENDMENT TO                     ISSUER            YES         AGAINST           AGAINST

GOOGLE'S 2004 STOCK PLAN TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF CLASS A COMMON STOCK ISSUABLE

UNDER THE PLAN BY 6,500,000.

PROPOSAL #04: A STOCKHOLDER PROPOSAL REGARDING A           SHAREHOLDER        YES         ABSTAIN           AGAINST

SUSTAINABILITY REPORT, IF PROPERLY PRESENTED AT THE

MEETING.

PROPOSAL #05: A STOCKHOLDER PROPOSAL REGARDING ONLINE   SHAREHOLDER        YES         ABSTAIN           AGAINST

 ADVERTISING, PRIVACY, AND SENSITIVE INFORMATION, IF

PROPERLY PRESENTED AT THE MEETING.

PROPOSAL #06: A STOCKHOLDER PROPOSAL REGARDING THE        SHAREHOLDER        YES         ABSTAIN           AGAINST

ADOPTION OF HUMAN RIGHTS PRINCIPLES WITH RESPECT TO

BUSINESS IN CHINA, IF PROPERLY PRESENTED AT THE

MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GPT GROUP

  TICKER:                  N/A                 CUSIP:   Q4252X106

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-elect Ms. Anne McDonald as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in accordance with rule

49 of the Company's Constitution

PROPOSAL #2: Election of Mr. Rob Ferguson as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3: Election of Mr. Brendan Crotty as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4: Election of Dr. Eileen Doyle as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #S.6: Approve the amendments to the                       ISSUER            YES             FOR                  FOR

Constitution as set out in the Explanatory Memorandum

 to this notice of the meeting

PROPOSAL #S.7: Approve the amendments to the Trust            ISSUER            YES             FOR                  FOR

Deed as set out in the Explanatory Memorandum to this

 notice of the meeting

PROPOSAL #8: Approve, subject to Unitholders passing         ISSUER            YES             FOR                  FOR

Resolution 9 below, for the purposes of Section 254H

of the Corporations Act and for all other purposes,

to consolidate the issued capital of the Company on

the basis that every 5 shares be consolidated into 1

share, and authorize the Directors of the Company,

where this consolidation results in a fraction of a

share being held by a shareholder, under Rule 32 of

the Constitution, to round that fraction up to the

nearest whole share (subject to the Board's

discretions in Rule 32), with the consolidation

taking effect on 19 MAY 2010

PROPOSAL #9: Approve, subject to Securityholders                ISSUER            YES             FOR                  FOR

passing Resolution 8 above, for the purposes of

Clause 3.2 of the Trust Deed and for all other

purposes, that GPT RE Limited shall consolidate the

issued units of the Trust pursuant to Clause 3.2 of

the Trust Deed on the basis that every 5 units be

consolidated into 1 unit, and authorize GPT RE

Limited, where this consolidation results in a

fraction of a unit being held by a unitholder, under

Clause 3.2 of the Trust Deed, to round that fraction

up to the nearest whole unit if the Board of GPT also

 determines to round up the shares in the Company

which are held by that unitholder in its capacity as

a shareholder, with the consolidation taking effect

PROPOSAL #10: Approve and adopt the GPT Group Stapled        ISSUER            YES             FOR                  FOR

 Security Rights Plan (the Plan), as amended in the

manner described in the Explanatory Memorandum to

this Notice of Meeting

PROPOSAL #11: Authorize the Company to grant to the          ISSUER            YES             FOR                  FOR

Company's Chief Executive Officer and Managing

Director, Mr. Michael Cameron, Performance Rights

under the GPT Group Stapled Security Rights Plan on

the terms set out in the Explanatory Memorandum to

the notice of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRASIM INDS LTD

  TICKER:                  N/A                 CUSIP:   Y28523135

  MEETING DATE:      8/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit and loss

account for the YE 31 MAR 2009 and the reports of the

 Directors and the Auditors of the Company

PROPOSAL #2.: Declare a dividend on equity shares for        ISSUER            YES             FOR                  FOR

 the YE 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. R.C. Bhargava as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mrs. Rajashree Birla as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Cyril Shroff as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.A: Appoint Messrs. G.P. Kapadia & Co.,            ISSUER            YES             FOR                  FOR

Chartered Accountants, Mumbai and Messrs. Deloitte

Haskins & Sells, Chartered Accountants, Mumbai as the

 Joint Statutory Auditors of the Company under

Section 224 and other applicable provisions, if any,

of the Companies Act, 1956 to hold office as such

from the conclusion of this meeting until the

conclusion of the next AGM of the Company, at a

remuneration of INR 80,00,000 to be shared by them in

 such proportion as maybe decided by the Audit

Committee / Board of Directors of the Company, plus

service tax as applicable and reimbursement of actual

 out of pocket expenses, as may be incurred in the

performance of their duties;

PROPOSAL #6.B: Re-appoint, pursuant to the provisions        ISSUER            YES             FOR                  FOR

 of Section 228 and other applicable. provisions, if

any, of the Companies Act;1956, Messrs. Vidyarthi &

Sons, Chartered Accountants, Gwalior as the Branch

Auditors of the Company, to audit the Accounts in

respect of the Company's Vikram Woollens Division, to

 hold office from the conclusion of this Meeting

until the conclusion of the next AGM of the Company

at a remuneration of INR 75,000 plus service tax as

applicable and reimbursement of actual out of pocket

expenses, as may be incurred in the performance of

their duties

PROPOSAL #7.: Elect, pursuant to the provisions of            ISSUER            YES             FOR                  FOR

Section 257 and all other applicable provisions, if

any, of the Companies Act, 1956, Mr. A.K. Dasgupta as

 a Director of the Company, who is liable to retire

by rotation

PROPOSAL #8.: Elect, pursuant to the provisions of            ISSUER            YES             FOR                  FOR

Section 257 and all other applicable provisions, if

any, of the Companies Act, 1956, Mr. D.D. Rathi as a

Director of the Company, who is liable to retire by

rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRASIM INDS LTD

  TICKER:                  N/A                 CUSIP:   Y28523135

  MEETING DATE:      1/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 78, 100 and other applicable provisions, if

 any, of the Companies Act, 1956 and Article 65 of

the Articles of Association of the Company and

subject to obtaining approvals, consents, permissions

 and sanctions as may be required including that of

the creditors [if necessary], the sanction by the

High court of Madhya Pradesh, Indore and High Court

of Gujarat to the Scheme of Arrangement between the

Company and Samruddhi Cement Limited and their

respective shareholders and creditors, and further

subject to such conditions as many be prescribed

while granting such approvals, consents, permissions

and sanctions which the Board of Directors

[hereinafter referred to as the 'Board' which term

shall include any Committee which the Board of

Directors of the Company may have constituted or may

thereafter constitute and/or any Director or any

individual, delegated with the powers necessary for

the purpose] of the Company may agree and accept, the

 reduction in the Share Premium Account of the

Company by INR 823.88 crores and the preference share

 capital redemption reserve of the Company by INR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRASIM INDS LTD

  TICKER:                  N/A                 CUSIP:   Y28523135

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the amalgamation of Samruddhi         ISSUER            YES             FOR                  FOR

Cement Limited  Samruddhi, a wholly owned unlisted

subsidiary of the Company  with UltraTech Cement

UltraTech a listed subsidiary of the Company  with

effect from the appointed date, i.e. opening of

business in 01 JUL 2010 or such other date as may be

determined by the Boards of Directors of Samruddhi

and UltraTech under and in accordance with a scheme

of amalgamation  the Amalgamation Scheme  pursuant to

 provisions of Section 391 to 394 and other

applicable provisions of the Companies Act 1956  the

Act  and in terms of the Amalgamation Scheme as

placed before this meeting; authorize the Board of

Directors of the Company which includes any committee

 thereof or any Director or officer or person

authorized in that behalf , to convey and furnish the

 consent of the Company including the approval of the

 shareholders of the Company  to the amalgamation of

Samruddhi with UltraTech by way of the Amalgama

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREAT EAGLE HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G4069C148

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the terms of the              ISSUER            YES             FOR                  FOR

Acquisition, the entering into of the Sale and

Purchase Agreement, the Shareholders' Agreement, the

provisions of the Corporate Guarantee and the Share

Mortgage, the payment of the Procurement Fee under

the Sale and Purchase Agreement and the transactions

contemplated thereunder as specified

PROPOSAL #2.: Approve and ratify the terms and the            ISSUER            YES             FOR                  FOR

giving of Indemnity and the transactions contemplated

 thereunder as specified in the Notice of the Special

 General Meeting contained in the Circular to

Shareholders dated 21 APR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREAT EAGLE HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G4069C148

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009 together with

the reports of the Directors and Auditors thereon

PROPOSAL #2: Declare a payment of final dividend HKD         ISSUER            YES             FOR                  FOR

35 cents per share

PROPOSAL #3.i: Re-elect Mr. Lo Kai Shui as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.ii: Re-elect Madam Law Wai Duen as a                ISSUER            YES             FOR                  FOR

Director.

PROPOSAL #3.iii: Re-elect Mr. Lo Hong Sui, Antony as         ISSUER            YES             FOR                  FOR

a Director.

PROPOSAL #3.iv: Re-elect Mrs. Lee Pui Ling, Angelina         ISSUER            YES             FOR                  FOR

a as Director

PROPOSAL #3.v: Re-elect Mr. Zhu Qi as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to fix a maximum number of                 ISSUER            YES         AGAINST           AGAINST

Directors at fifteen and authorize the Directors to

 appoint additional Directors up to such maximum

PROPOSAL #5: Approve to fix a fee of HKD 120,000 per         ISSUER            YES             FOR                  FOR

annum as ordinary remuneration payable to each

Director for the YE 31 DEC 2010

PROPOSAL #6: Re-appoint Messrs. Deloitte Touche                 ISSUER            YES             FOR                  FOR

Tohmatsu as the Company's Auditor and authorize the

Board of Directors to fix Auditor's remuneration

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

during the Relevant Period (as specified) of all the

powers of the Company to repurchase ordinary shares

in the capital of the Company (Shares) on The Stock

Exchange of Hong Kong Limited (Stock Exchange) or on

any other Stock Exchange on which the securities of

the Company may be listed and recognized by the

Securities and Futures Commission and the Stock

Exchange for this purpose, subject to and in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange or any other Stock

Exchange as amended from time to time; (b) the

aggregate nominal amount of the Shares which the

Company is authorized to repurchase pursuant to the

approval in  CONTD

PROPOSAL #8: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

during the Relevant Period (as specified) of all the

powers of the Company to allot, issue and deal with

additional Shares in the capital of the Company and

to make or grant offers, agreements and options which

 would or might require the exercise of such power;

(b) the approval in Paragraph (a) of this resolution

shall authorize the Directors of the Company during

the Relevant Period to make or grant offers,

agreements and options which would or might require

the exercise of such powers after the end of the

Relevant Period; (c) the aggregate nominal amount of

share capital allotted, issued or dealt with or

agreed conditionally or unconditionally to be

allotted, issued or dealt with (whether pursuant to

PROPOSAL #9: Approve, conditional upon the passing of        ISSUER            YES             FOR                  FOR

 Resolutions 7 and 8 set out in this notice convening

 this meeting, the aggregate nominal amount of the

shares which are repurchased or otherwise acquired by

 the Company pursuant to Resolution 7 shall be added

to the aggregate nominal amount of the shares which

may be issued pursuant to Resolution 8, provided that

 such an amount shall not exceed 10% of the aggregate

 nominal amount of the share capital of the Company

in issue as at the date of the passing of this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREAT WALL MOTOR CO LTD

  TICKER:                  N/A                 CUSIP:   Y2882P106

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of RMB 0.25 per        ISSUER            YES             FOR                  FOR

 share for the YE 31 DEC 2009 to shareholders of the

Company who are registered on the Register of Members

 of the Company as at the close of business on

Friday, 16 APR 2010

PROPOSAL #3: Receive and adopt the report of the                ISSUER            YES             FOR                  FOR

Board of Directors of 2009

PROPOSAL #4: Receive and adopt the report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee of 2009

PROPOSAL #5: Approve the re-appointment of Ernst &            ISSUER            YES             FOR                  FOR

Young Hua Ming as the Company's PRC Auditors and

Ernst & Young as the Company's international Auditors

 for the YE 31 DEC 2010 and authorize the Board to

fix the respective remunerations of the Company's PRC

 and International Auditors

PROPOSAL #6: Approve the resignation of Mr. Tseung            ISSUER            YES             FOR                  FOR

Yuk Hei, Kenneth as an Independent Non-executive

Director of the Company

PROPOSAL #7: Election of Mr. Chan Yuk Tong as an                ISSUER            YES             FOR                  FOR

Independent Non-executive Director of the Company for

 a term commencing on the day being elected and

ending on the expiry of the third session of the

Board and authorize the Board to determine his

PROPOSAL #S.8: Authorize the Board to allot, issue            ISSUER            YES             FOR                  FOR

and deal with additional shares in the capital of the

 Company, whether domestic shares or H shares or

grant offers, agreements or options which might

require the exercise of such powers after the

relevant period, the aggregate nominal amount of

shares, whether domestic shares or H shares allotted,

 issued and dealt with or agreed conditionally or

unconditionally to be allotted, issued and dealt with

 by the Board pursuant to such mandate, shall not

exceed: 20%, being 136,400,000 domestic shares of the

 aggregate nominal amount of domestic shares in issue

 and 20% being 82,654,400 H shares of the aggregate

nominal amount of H shares in issue in each case as

of the date of this resolution, and in accordance

with the Company Law of the PRC and the Rules

Governing the Listing of Securities on CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREAT WEST LIFECO INC

  TICKER:                  N/A                 CUSIP:   39138C106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of George S. Bain as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Marcel R. Coutu as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Andre Desmarais as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Paul Desmarais, Jr. as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.5: Election of H. David Graves as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.6: Election of Michael L. Hepher as a              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.7: Election of Chaviva M. Hosek as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of D. Allen Loney as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Raymond L. McFeetors as a         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.10: Election of Jerry E.A. Nickerson as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.11: Election of David A. Nield as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of R. Jeffrey Orr as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of Michel Plessis-Belair as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #1.14: Election of Henri-Paul Rousseau as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.15: Election of Raymond Royer as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.16: Election of Philip K. Ryan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.17: Election of T. Timothy Ryan, Jr. as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.18: Election of Emoke J.E. Szathmary as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.19: Election of Brian E. Walsh as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2: Appointment of Deloitte and Touche LLP          ISSUER            YES             FOR                  FOR

as the Auditor

PROPOSAL #3: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: approve the proposal attached

as Schedule 'B' to the accompanying Management proxy

circular

PROPOSAL #4: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the validation of the election         ISSUER             NO              N/A                  N/A

of the new Board of Director member Mrs. Marina

Massara in replacement of the resigned Board of

Director member Nikolaos Pavlias

PROPOSAL #2.: Elect the new Board of Director members        ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Approve to determine the Audit                       ISSUER             NO              N/A                  N/A

Committee according to Article 37 of Law 3693/2008

PROPOSAL #4.: Grant permission, pursuant to Article          ISSUER             NO              N/A                  N/A

23, Paragraph 1 of the Company Law 2190/1920, to the

Members of the Board of Directors and the Officers of

 the Company's Departments and Divisions to

participate in the Board of Directors or in the

Management of Group's companies and their associate

companies for the purposes set out in Article 42E

Paragraph 5, of the Company Law 2190/1920

PROPOSAL #5.: Grant authority to submit for approval         ISSUER             NO              N/A                  N/A

and publication, to the ministry of finance,

competitiveness and shipping, General Directorate of

Trade Societe Anonyme and Credit Department, the

minutes of the 5th EGM as well as those of any repeat

 session and in general to carry out any legal action

 to enforce the resolutions of the 5th EGM or any

repeat session

PROPOSAL #6.: Announcements                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify the election of Mrs. Marina                ISSUER             NO              N/A                  N/A

Massara as Executive Member of the Board of Directors

 in replacement of the Executive Member Mr. Nikolaos

pavlias, for the remaining term of office

PROPOSAL #2.: Elect the new Board of Directors                    ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Appoint the Audit Committee Members              ISSUER             NO              N/A                  N/A

under Article 37 of L. 3693/2008

PROPOSAL #4.: Grant permission, pursuant to Article          ISSUER             NO              N/A                  N/A

23, paragraph 1 of the C.L. 2190/1920, to Members of

the Board of Directors and officers of the Company's

departments and divisions to participate in the Board

 of Directors or in the management of groups

companies and their associate Companies for the

purposes as specified in the Article 42E paragraph 5,

 of the C.L. 2190/1920

PROPOSAL #5.: Grant authority and power to submitting        ISSUER             NO              N/A                  N/A

 for approval and publication, to the ministry of

finance, competitiveness and shipping, general

directorate of trade societe anonyme and credit

department, the minutes of the 5th extraordinary

general assembly as well as those of any repeat

session and in general to carry out any legal

actionto enforce the resolutions of the 5th

extraordinary general assembly or any repeat session

PROPOSAL #6.: Other announcements                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the submission of the Board of          ISSUER             NO              N/A                  N/A

Directors reports and Auditors reports for the annual

 financial statements for the 10th FY commencing on

01 JAN 2009 until 31 DEC 2009 which are included at

the annual financial report for the corresponding

period of 01 JAN 2009 until 31 DEC 2009, according to

 Article 4 of the L. 3556.2007

PROPOSAL #2: Approve the submission of the Company's         ISSUER             NO              N/A                  N/A

Corporate and consolidated financial statements for

the 10th FY commencing on 01 JAN 2009 until 31 DEC

2009, which are included at the annual financial

report for the corresponding period of 01 JAN 2009

until 31 DEC 2009, according to Article 4 of the L.

3556.2007

PROPOSAL #3: Approve the earnings distribution for            ISSUER             NO              N/A                  N/A

the 10th FY commencing on 01 JAN 2009 until 31 DEC

2009 which are included at the annual financial

report for the corresponding period of 01 JAN 2009

until 31 DEC 2009, according to Article 4 of the L.

PROPOSAL #4: Grant discharge of both the Members of          ISSUER             NO              N/A                  N/A

the Board of Directors and the Auditors from any

liability for indemnity with respect to the 10th FY

commencing on 01 JAN 2009 until 31 DEC 2009 and the

administrative and representation acts of the Board

of Directors

PROPOSAL #5: Approve the remuneration and                            ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors for attendance and participation at the

Board of Directors and Company Committees, for the

10th FY commencing on 01 JAN 2009 until 31 DEC 2009

PROPOSAL #6: Approve the remuneration and the                     ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors of the Company and determination of the

annual extraordinary compensation of the Members of

the Board of Directors and the Company's executives

for the current 10th FY commencing on 01 JAN 2009

until 31 DEC 2009

PROPOSAL #7: Approve the nomination of regular and            ISSUER             NO              N/A                  N/A

substitute certified Auditors for the current 10th FY

 commencing on 01 JAN 2009 until 31 DEC 2009 and

determination of their fees

PROPOSAL #8: Ratify the election of new the Members          ISSUER             NO              N/A                  N/A

of the Board of Directors in replacement of the

resigned Members

PROPOSAL #9: Approve the Audit committee according to        ISSUER             NO              N/A                  N/A

 Article 37 of L. 3693.2008

PROPOSAL #10: Approve the contracts pursuant to                 ISSUER             NO              N/A                  N/A

Article 23a, paragraph 1 of the C.L. 2190.1920

PROPOSAL #11: Grant discharge the permission,                     ISSUER             NO              N/A                  N/A

pursuant to Article 23a, paragraph 1 of the C.L.

2190.1920, to the Members of the Board of Directors

and officers of the Company's departments and

divisions to participate in Boards of Directors or in

 the Management of groups Companies and their

associate Companies for the purposes set out in

Article 42e paragraph 5, of the C.L. 2190/1920

PROPOSAL #12: Other announcements                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA OPAP

  TICKER:                  N/A                 CUSIP:   X3232T104

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Board of Directors reports          ISSUER             NO              N/A                  N/A

and the Auditors reports for the annual financial

statements for the 10th FY commencing on 01 JAN 2009

until 31DEC 2009, which are included at the annual

financial report for the corresponding period of 01

JAN 2009 until 31 DEC 2009, according to Article 4 of

 the L. 3556/2007

PROPOSAL #2: Approve the Company's corporate and the         ISSUER             NO              N/A                  N/A

consolidated financial statements for the 10th FY

commencing on 01 JAN 2009 until 31 DEC 2009 , which

are included at the annual financial report for the

corresponding period of 01 JAN 2009 until 31 DEC

2009, according to Article 4 of the L. 3556/2007

PROPOSAL #3: Approve the earnings distribution for            ISSUER             NO              N/A                  N/A

the 10th FY commencing on 01 JAN 2009 until 31 DEC

2009 , which are included at the annual financial

report for the corresponding period of 01 JAN 2009

until 31 DEC 2009, according to Article 4 of the L.

PROPOSAL #4: Grant discharge both the Members of the         ISSUER             NO              N/A                  N/A

Board of Directors and the Auditors from any

liability for indemnity with respect to the 10th FY

commencing on 01 JAN 2009 until 31 DEC 2009 and

approve the administrative and representation acts of

 the Board of Directors

PROPOSAL #5: Approve the remuneration and                            ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors for attendance and participation at the

Board of Directors and Company Committees, for the

10th FY commencing on 01 JAN 2009 until 31 DEC 2009

PROPOSAL #6: Approve the remuneration and the                     ISSUER             NO              N/A                  N/A

compensation payments to the Members of the Board of

Directors of the Company and the determination of the

 annual extraordinary compensation of the Members of

the Board of Directors and the Company's Executives

for the current 10th FY commencing on 01 JAN 2009

until 31 DEC 2009

PROPOSAL #7: Approve the nomination of regular and            ISSUER             NO              N/A                  N/A

substitute certified Auditors for the current 10th FY

 commencing on 01 JAN 2009 until 31 DEC 2009 and

determination of their fees

PROPOSAL #8: Ratify the election of new Members of            ISSUER             NO              N/A                  N/A

the Board of Directors in replacement of the resigned

 Members

PROPOSAL #9: Approve the Audit Committee according to        ISSUER             NO              N/A                  N/A

 Article 37 of L. 3693/2008

PROPOSAL #10: Approve to grant permission for                     ISSUER             NO              N/A                  N/A

concluding contracts, pursuant to Article 23a,

Resolution 1 of the C.L. 2190/1920

PROPOSAL #11: Grant permission, pursuant to Article          ISSUER             NO              N/A                  N/A

23A, paragraph 1 of the C.L. 2190/1920, to Members of

 the Board of Directors and Officers of the Company's

 Departments and divisions to participate in Boards

of Directors or in the Management of group's

companies and their associate companies for the

purposes specified in Article 42E paragraph 5, of the

 C.L. 2190/1920

PROPOSAL #12: Other announcements                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GREENTOWN CHINA HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G4100M105

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements and the reports of

the Directors of the Company and of the Auditors for

the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.1: Re-elect Luo Zhaoming as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.2: Re-elect KE Huanzhang as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.3: Re-elect Jiang Wei as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.4: Re-elect SZE Tsai Ping, Michael as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.b: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

determine the Directors' remuneration

PROPOSAL #4: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors and authorize the Board of Directors to

fix their remuneration

PROPOSAL #5: Authorize the Directors to purchase                ISSUER            YES             FOR                  FOR

shares not exceeding 10% of the aggregate nominal

amount of the issued share capital of the Company as

at the date of passing of this resolution

PROPOSAL #6: Authorize the Directors to issue, allot         ISSUER            YES             FOR                  FOR

and deal with shares not exceeding 20% of the

aggregate nominal amount of the issued share capital

of the Company as at the date of passing of this

resolution

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors by Resolution 6 to issue

shares by adding the nominal amount of shares

repurchased pursuant to the general mandate granted

by Resolution 5

PROPOSAL #8: Amend the Articles of Association of the        ISSUER            YES             FOR                  FOR

 Company as set out in Resolution No. 8 in the notice

 of the AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRIFOLS S A

  TICKER:                  N/A                 CUSIP:   E5706X124

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts, management         ISSUER            YES             FOR                  FOR

report as well as proposed application of result

PROPOSAL #2: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

management report of the consolidated group

PROPOSAL #3: Approve the management of the Board Of          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-elect the Auditors of individual                ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #5: Re-elect the Auditors of consolidated            ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #6: Re-elect the Board of Directors                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Approve the retribution of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #8: Grant authority to purchase own shares           ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRINDROD LTD

  TICKER:                  N/A                 CUSIP:   S3302L128

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements for the YE 31 DEC 2009 including the

reports of the Directors and the Auditors

PROPOSAL #2.1: Re-elect I. M. Groves as a Director            ISSUER            YES         AGAINST           AGAINST

who retires in accordance with the Articles of

PROPOSAL #2.2: Re-elect J. G. Jones as a Director who        ISSUER            YES             FOR                  FOR

 retires in accordance with the Articles of

PROPOSAL #2.3: Re-elect A. F. Stewart as a Director          ISSUER            YES             FOR                  FOR

who retires in accordance with the Articles of

Association

PROPOSAL #2.4: Re-elect L. R. Stuart-Hill as a                   ISSUER            YES             FOR                  FOR

Director who retires in accordance with the Articles

of Association

PROPOSAL #3: Approve to note the resignation of Ms N.        ISSUER            YES             FOR                  FOR

 T. Y. Siwendu as a Director effective 01 JAN 2010

PROPOSAL #4: Appointment of Messrs. M. R. Faku, M. J.        ISSUER            YES         AGAINST           AGAINST

 Hankinson and S. D. M. Zungu as the Directors

PROPOSAL #5: Approve the Executive Directors'                     ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2009 as specified in

the annual report

PROPOSAL #6: Approve the fees to the Non-Executive            ISSUER            YES             FOR                  FOR

Directors for the year 01 JUL 2010 to 30 JUN 2011, as

 specified

PROPOSAL #7: Re-appoint Deloitte and Touche as                   ISSUER            YES             FOR                  FOR

External Auditors for the ensuing year and Mr. A. G.

Waller as the responsible partner

PROPOSAL #8: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of the Auditors for the past year's

PROPOSAL #S.9: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 by way of general approval to repurchase on behalf

of the Company ordinary shares of 0.002 cent issued

by the Company in terms of Sections 85 to 90 of the

south African companies Act 1973  Act 61 of 1973  as

amended and in terms of the listings requirements of

JSE Limited  JSE ; any such repurchase of ordinary

shares shall be implemented on the open market of the

 JSE; an announcement will be published for every 3%

of the ordinary shares in issue, in aggregate,

repurchased by the company, containing full details

of such acquisitions in accordance with Section 5.79

of the Listing Requirements; in terms of this general

 approval, the acquisition of ordinary shares in any

one FY may not exceed in aggregate 20% of the

Company's CONTD

PROPOSAL #10: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

that the unissued ordinary shares in the capital of

the Company reserved for the purpose of the Company's

 share option scheme, representing 5,500,000 ordinary

 shares in total, continue to be placed under the

control of the Directors to issue these shares at

such times and on such terms as they may determine

PROPOSAL #11: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GROUP FIVE LTD

  TICKER:                  N/A                 CUSIP:   S33660127

  MEETING DATE:      10/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the annual                       ISSUER            YES             FOR                  FOR

financial statements of the group for the YE 30 JUN

2009, together with the Directors' and the

Independent Auditors' reports

PROPOSAL #2.: Re-elect Lindiwe Evarista Bakoro as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Re-elect John Leonard Job as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Zolani Mtshotshisa as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Philisiwe Buthelezi as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Ratify the remuneration of the Non-               ISSUER            YES             FOR                  FOR

Executive Directors for the YE JUN 2009 and approve

the remuneration of Non-Executive Directors for the

YE JUN 2010

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers Inc.         ISSUER            YES             FOR                  FOR

as the Independent Auditors of the Company for the

ensuing year

PROPOSAL #8.O.1: Approve to place the authorized but         ISSUER            YES             FOR                  FOR

unissued shares in the capital of the Company under

the control of the Directors of the Company; and

authorize the Directors of the Company to allot,

issue and otherwise dispose of such shares to such

person or persons on such terms and conditions and at

 such times as the Directors of the Company may from

time to time and in their discretion deem fit,

subject to the provisions of the Companies Act [Act

61 of 1973] as amended [the Act], the Articles of

Association of the Company and the listings

requirements of the JSE Limited [JSE], when

applicable; this authority is restricted to 10% of

the ordinary shares in issue as at 30 JUN 2008 and

will remain in place until the next AGM of Group Five

PROPOSAL #9.O.2: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, to issue the authorized but unissued shares

in the capital of the Company for cash, as and when

they in their discretion deem fit, subject to the

Act, the Articles of Association of the Company, the

JSE listings requirements, when applicable and the

following limitations, namely that: the equity

securities which are the subject of the issue for

cash must be of a class already in issue, or where

this is not the case, must be limited to such

securities or rights that are convertible into a

class already in issue; any such issue will only be

made to public shareholders as defined in the JSE

listings requirements and not related parties, unless

 the JSE otherwise agrees; the number of shares

issued for cash shall not in the aggregate in the

current FY exceed 10% of the Company's issued share

capital of ordinary shares, the number of ordinary

shares which may be issued shall be based on the

number of ordinary shares in issue at the date of

such application less any ordinary shares issued

during the current FY, provided that any ordinary

shares to be issued pursuant to a rights issue

[announced and irrevocable and underwritten] or

acquisition [concluded up to the date of application]

 may be included as though they were shares in issue

at the date of application; a paid press announcement

 giving full details, including the impact on the net

 asset value and earnings per share, will be

published at the time of any issue representing, on a

 cumulative basis within 1 FY, 5% or more of the

number of shares in issue prior to the issue; and in

determining the price at which an issue of shares may

 be made in terms of this authority post the listing

of the Company, the maximum discount permitted will

be 10% of the weighted average traded price on the

JSE of those shares over the 30 business days prior

to the date that the price of the issue is determined

 or agreed by the Directors of the Company; this

ordinary resolution is required, under the JSE

listings requirements, to be passed by achieving a

75% majority of the votes cast in favor of such

resolution by all the Members present or represented

by proxy and entitled to vote, at the general

meeting; and [Authority expires the earlier of the

next AGM, or not extend beyond 15 months from the

PROPOSAL #10.O3: Authorize the Directors of Company,         ISSUER            YES             FOR                  FOR

subject to compliance with the JSE Listings

Requirements, the Act and specifically to the

provisions of the Section 90 of the Act and the

Articles of Association of the Company, to make a

cash payment to Group Five shareholders out of stated

 capital as and when they in their opinion deem fit,

provided that; the payment is made pro rata to all

shareholders; and the payment shall not exceed 20% of

 the Company's issued stated capital, including

reserves but excluding minority interests and

revaluations of assets and intangible assets that are

 not supported by a valuation by an independent

professional expert acceptable to the JSE prepared

within the last 6 months, in any 1 FY, measured as at

 the beginning of such FY; the Directors, after

considering the effect of the distribution out of

stated capital, are of the opinion that if such

distribution is implemented: the Company and the

group will be able to pay their debts in the ordinary

 course of business for a period of 12 months after

the date of this notice; recognized and measured in

accordance with the accounting policies used in the

latest audited annual group financial statements, the

 assets of the Company and the group will exceed the

liabilities of the Company and the group for a period

 of 12 months after the date of this notice; the

ordinary capital and reserves of the Company and the

group will be adequate for the purposes of the

business of the Company and the group for a period of

 12 months after the date of this notice; the working

 capital of the Company and the group will be

adequate for the purposes of the business of the

Company and the group for a period of 12 months after

 the date of this notice; and the Company undertaking

 that it will not implement the distribution out of

stated capital until the Company's sponsor has

provided written confirmation to the JSE regarding

the adequacy of the Company's working capital in

accordance with the Schedule 25 of the JSE listings

requirements; the Directors of Group Five intend to

use the authority, if appropriate, to make a cash

payment to shareholders out of stated capital should

there be excess cash reserves available in the group,

 other disclosure required in terms of the JSE

listings requirements is set out under Special

Resolution 1; and [Authority expires the earlier of

the date of the next AGM of the Company or 15 months

after the date on which this resolution is passed]

PROPOSAL #11.S1: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, subject to compliance with the JSE Listings

Requirements, the Act and the Articles of Association

 of the Company, in their discretion to procure that

the Company or subsidiaries of the Company acquire by

 repurchase on the JSE ordinary shares issued by the

Company provided that: the number of ordinary shares

acquired in any 1 FY shall not exceed 20% of the

ordinary shares in issue at the date on which this

resolution is passed; this must be effected through

the order book operated by the JSE trading system and

 done without any prior understanding or arrangement

between the Company and the counter party; the price

paid per ordinary share may not be greater than 10%

above the weighted average of the market value of the

 ordinary shares for the 5 business days immediately

preceding the date on which a purchase is made; the

reason for and effect of this special resolution is

to authorize the Directors, if they deem it

appropriate in the interests of the Company, to

procure that the Company or subsidiaries of the

Company acquire or repurchase ordinary shares issued

by the Company subject to the restrictions contained

in the above resolution; at the present time the

Directors have no specific intention with regard to

the utilization of this authority which will only be

used if the circumstances are appropriate the

Directors, after considering the effect of a

repurchase of up to 20% of the Company's issued

ordinary shares, are of the opinion that if such

repurchase is implemented: the Company and the group

will be able to pay their debts in the ordinary

course of business for a period of 12 months after

the date of this notice; recognized and measured in

accordance with the accounting policies used in the

latest audited annual group financial statements, the

 assets of the Company and the group will exceed the

liabilities of the Company and the group for a period

 of 12 months after the date of this notice; the

ordinary capital and reserves of the Company and the

group will be adequate for the purposes of the

business of the Company and the group for a period of

 12 months after the date of this notice; the working

 capital of the Company and the group will be

adequate for the purposes of the business of the

Company and the group for a period of 12 months after

 the date of this notice; after such repurchase the

Company will still comply with paragraphs 3.37 to

3.41 of the JSE listings requirements concerning

shareholder spread requirements; the Company or the

group will not repurchase securities during a

prohibited period as defined in paragraph 3.67 of the

 JSE Listings Requirements unless the Company has a

repurchase programme in place where the dates and

quantities of securities to be traded during the

relevant prohibited period are fixed [not subject to

any variation] and full details of the programme have

 been disclosed in an announcement released on SENS

prior to the commencement of the prohibited period;

when the Company has cumulatively repurchased 3% of

the initial numbe

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GROUPE BRUXELLES LAMBERT

  TICKER:                  N/A                 CUSIP:   B4746J115

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Management report of the Board of                   ISSUER             NO              N/A                  N/A

Directors and reports of the Statutory Auditor on the

 FY 2009

PROPOSAL #2: Approve the presentation of the                       ISSUER             NO              N/A                  N/A

consolidated financial statements for the YE 31 DEC

2009; the non-consolidated annual accounts for the YE

 31 DEC 2009, including appropriation of profit

PROPOSAL #3: Grant discharge to the Directors for              ISSUER             NO              N/A                  N/A

duties performed during the YE 31 DEC 2009

PROPOSAL #4: Grant discharge to the Statutory Auditor        ISSUER             NO              N/A                  N/A

 for duties performed during the YE 31 DEC 2009

PROPOSAL #5.1.1: Re-elect Jean-Louis Beffa for a term        ISSUER             NO              N/A                  N/A

 of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.2: Re-elect Victor Delloye for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.3: Re-elect Maurice Lippens for a term         ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.4: Re-elect Michel Plessis-Belair for a        ISSUER             NO              N/A                  N/A

 term of 3 years, whose current term of office expire

 at the end of this general meeting

PROPOSAL #5.1.5: Re-elect Amaury de Seze for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.6: Re-elect Jean Stephenne for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.7: Re-elect Gunter Thielen for a term          ISSUER             NO              N/A                  N/A

of 3 years, whose current term of office expire at

the end of this general meeting

PROPOSAL #5.1.8: Re-elect Arnaud Vial for a term of 3        ISSUER             NO              N/A                  N/A

 years, whose current term of office expire at the

end of this general meeting

PROPOSAL #5.2.1: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Jean-Louis Beffa

PROPOSAL #5.2.2: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Maurice Lippens

PROPOSAL #5.2.3: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Jean Stephenne

PROPOSAL #5.2.4: Approve to establish in accordance          ISSUER             NO              N/A                  N/A

with Article 526(b) of the Company Code, the

independence of Gunter Thielen

PROPOSAL #5.3: Approve to renew the mandate of the            ISSUER             NO              N/A                  N/A

Statutory Auditor, Deloitte Reviseurs d'Entreprises

SC S.F.D. SCRL, represented by Michel Denayer, for a

term of 3 years and to set this Company's fees at EUR

 70,000 a year, which amount is non indexable and

exclusive of VAT

PROPOSAL #6: Approve to set, in accordance with the          ISSUER             NO              N/A                  N/A

decisions on the establishment of a stock option plan

 by the general meeting of 24 APR 2007, at EUR 12.5

million the maximum value of the shares in relation

to the options to be granted in 2010

PROPOSAL #7: Miscellaneous                                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GROWTHPOINT PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   S3373CAA4

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Re-elect J C Hayward as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect H'S Herman as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect H'S P Mashaba as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect C G Steyn as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Re-elect F J Visser as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors remuneration

PROPOSAL #4.: Approve the remuneration of the                     ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #5.: Approve the amendments to the                        ISSUER            YES             FOR                  FOR

Growthpoint Staff Incentive Scheme Trust Deed

PROPOSAL #6.: Approve to place the unissued shares            ISSUER            YES             FOR                  FOR

under the control of the Directors

PROPOSAL #7.: Grant authority to issue shares to                ISSUER            YES             FOR                  FOR

linked unitholders

PROPOSAL #8.: Approve the general authority to issue         ISSUER            YES             FOR                  FOR

linked units for cash

PROPOSAL #9.S.1: Amend the Articles of Association             ISSUER            YES             FOR                  FOR

PROPOSAL #10S.2: Grant authority to repurchase linked        ISSUER            YES             FOR                  FOR

 units

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO AEROPORTUARIO DEL PACIFICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P4959P100

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Approve the report prepared by the              ISSUER            YES             FOR                  FOR

General Director of the Company for the FYE 31 DEC

2009, in accordance with that which is stated in

Article 44, part XI, of the securities market law in

172 of the General Mercantile Companies Law,

accompanied by the opinion of the outside auditor,

regarding the Cmpany and its subsidiaries according

to the most recent balance sheet

PROPOSAL #1.b: Approve the opinion of the Board of            ISSUER            YES             FOR                  FOR

Directors regarding the content of the General

Director's report

PROPOSAL #1.c: Approve the report from the Board of          ISSUER            YES             FOR                  FOR

Directors that is referred to Article 172, line B, of

 the General Mercantile Companies Law and in which

are contained the main accounting and information

policies and criteria followed in the preparation of

the Company's financial information

PROPOSAL #1.d: Approve the transactions and                        ISSUER            YES             FOR                  FOR

activities in which the Board of Directors has

intervened, during the fiscal year that ended on 31

DEC 2009, in accordance with that which is provided

for the securities market law

PROPOSAL #1.e: Approve the annual report regarding            ISSUER            YES             FOR                  FOR

the activities carried out by the audit and corporate

 practices Committee in accordance with Article 43 of

 the securities market law and the report regarding

the subsidiaries of the Company

PROPOSAL #1.f: Approve the report regarding                        ISSUER            YES             FOR                  FOR

compliance of with the tax obligations of the Company

 for the FY that ran from JAN 1 to 31 DEC 2008

PROPOSAL #2: Approve the financial statements of the         ISSUER            YES             FOR                  FOR

Company and of its subsidiaries, in which are

contained in the balance sheet, income statement, the

 statement of the changes in book capital and the

cash flow statement, regarding the transactions

carried out during the fiscal year that ran from JAN

1 to 31 DEC 2009 and approve the report from the

outside Auditor that is contained in said financial

PROPOSAL #3: Approve the profits obtained by the                ISSUER            YES             FOR                  FOR

Company during the FY that ended on 31 DEC 2009,which

 is in the amount of MXN 1,199,444,483 be separated

into 5% amount for the total of MXN 59,972,224.00 and

 to increase the legal reserve sending the remaining

amount of MXN 1,139,472,259.00 to the unallocated

profit account

PROPOSAL #4: Approve the unallocated profit account          ISSUER            YES             FOR                  FOR

that comes to a total of MXN 1,7825311942959 for each

 one of the 561 million shares into which the share

capital of the Company is divided, with a remaining

amount of unallocated profit being MXN

139,472,259.00, the dividend will be paid as, a)MXN

750 million at the ratio of MXN 1.33689839572193 for

each one of the 561 million shares into which the

share capital of the Company divided by 28 MAY 2010

at the latest, b) MXN 250 million at the ratio of MXN

 0.445632798573975 for each one of the 561 million

shares into which the share capital of the Company is

 divided by 30 NOV 2010 at the latest

PROPOSAL #5: Approve the book capital in the amount          ISSUER            YES             FOR                  FOR

of MXN 25,780,554,304.00 for the purpose of the

reduction of the fixed share capital of the Company,

which amount derives from the balance of the audited

book capital to 31 DEC 2009, for MXN

26,780,554,304.00 minus the amount approved for the

payment of dividends of MXN 1 billion with a charge

against the unallocated profit account

PROPOSAL #6: Approve to cancellation the maximum                ISSUER            YES             FOR                  FOR

amount of funds to be allocated to the repurchase of

the Company's own shares or credit securities that

represent said shares, for a total amount of MXN

864,617,000.00 for the 12 month period after 28 APR

2009, in accordance with that which is provided for

in Article 56 of the securities market law

reintegarting it into the unallocated profit account

PROPOSAL #7: Receive the report from the nomination          ISSUER            YES             FOR                  FOR

and compensation committee regarding [the designation

 or ratification] of the 4 full members of the Board

of Directors and their respective alternates

appointed by the Series BB shareholders, this

information will be provided later

PROPOSAL #8: Receive the report from the nomination          ISSUER            YES             FOR                  FOR

and compensation committee regarding whether there

was a proposal from the series B shareholders or

group of shareholders who are the owners of 10% of

the share capital of the company, in accordance with

the terms of that which is provided for in Article 15

 of the corporate bylaws for the designation of a

member of the Board of Directors

PROPOSAL #9: Approve the nomination and compensation         ISSUER            YES             FOR                  FOR

Committee regarding the people who should be members

of the Board of Directors of the Company, to be

designated by the series B shareholders, the

following is proposed the ratification of the members

 of the Board of Directors Jose Manuel Rincon

Gallardo, Francisco  Javier Fernandez carbajal,

Ernesto vega velasco .and Francisco Glennie Y Graue

,the designation as new members of the Board of

directors of Leon Falic ,Jaime Cortes Gocha and

PROPOSAL #10: Approve the report in accordance with          ISSUER            YES             FOR                  FOR

that which is established in Article 29 of the

corporate bylaws of the Company, regarding the

transactions for equal to or greater than US$ 3

million or its equivalent in MXN or in the legal

currency of jurisdictions other than Mexico or also,

transactIONS FOR EQUAL TO OR GREATER THAN usd 3

million or its equivqlent in mxn or in the legal

currency of jurisdictions other than mexico or also

transactions carried out by relevant shareholders if

there are any

PROPOSAL #11: Adoption of the resolution that are              ISSUER            YES             FOR                  FOR

considered necessary or convenient for the purpose of

 carrying out the resolution passed in the preceding

items of this agenda

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO AEROPORTUARIO DEL PACIFICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P4959P100

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve for the purpose of listing Rule        ISSUER            YES             FOR                  FOR

 7.1 and for all other purposes, the Company issue of

 a total of 24,245,226 common shares of the Company

issued on 27 JUL 2009 to the persons and on the terms

 as specified in Explanatory Memorandum

PROPOSAL #2.: Approve for the purpose of Listing Rule        ISSUER            YES             FOR                  FOR

 7.1 and for all other purposes, the Company issue up

 to a total of 31,164,001 common shares of the

Company[ issuable upon conversion of the Subscription

 receipts] to be issued on or about 30 MAR 2010

pursuant to the Canadian Offering, and to the persons

 and on the terms as specified in the Explanatory

PROPOSAL #3.: Approve for the purposes of Listing              ISSUER            YES             FOR                  FOR

Rule 7.1 and for all other purposes, the Company

issue of a total of 10,949,648 common shares of the

Company to be issued on or about 30 MAR 2010 to the

persons and on the terms specified in Explanatory

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO AEROPORTUARIO DEL PACIFICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P4959P100

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the deliberations and decisions         ISSUER            YES             FOR                  FOR

relative to Items II and IV of the AGM of

shareholders held on 27 APR 2010, relative to the

approval of the financial statements of the Company

and of its subsidiaries, the report from the outside

Auditor and the declaration of a dividend of MXN

1,000,000,000.00 at the rate of 1.7825311942959 for

each one of the shares into which the share capital

of the Company is divided

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO AEROPORTUARIO DEL PACIFICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P4959P100

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the deliberation and relative            ISSUER            YES             FOR                  FOR

agreement to the Points I and II of the EGM held 27

APR 2010 regarding the capital reduction of MXN 900

million and the modification of Article 6 of the

Company's By-laws

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO BIMBO SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P4949B104

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve or modify the report from the            ISSUER            YES             FOR                  FOR

Board of Directors that is referred to in the main

part of Article 172 of the General Mercantile

Companies Law, including the Company's audited

financial statements, consolidated with those of its

subsidiary Companies, for the FYE on 31 DEC 2009,

after a reading of the following reports from the

Chairperson of the Board of Directors, from the

General Director, from the outside Auditor and from

the Chairpersons of the Audit and Corporate Practices

 Committees of the Company

PROPOSAL #2: Approve the report that is referred to          ISSUER            YES             FOR                  FOR

in Article 86, part XX, of the Income Tax Law,

regarding compliance with the Company's tax

PROPOSAL #3: Approve the allocation of results for            ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #4: Approve the payment of a cash dividend          ISSUER            YES             FOR                  FOR

in the amount of MXN 0.50, for each one of the shares

 that represent the share capital of the Company that

 are in circulation

PROPOSAL #5: Ratify the appointment of the Members of        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors and the determination of

their compensation

PROPOSAL #6: Ratify the appointment of the                          ISSUER            YES         AGAINST           AGAINST

Chairpersons and members of the Audit and corporate

practices Committees of the Company, as well as the

determination of their compensation

PROPOSAL #7: Receive the report regarding the                     ISSUER            YES             FOR                  FOR

purchase of the Company's own shares, as well as the

determination of the maximum amount of funds that the

 Company can allocate to the purchase of its own

shares, in accordance with the terms of Article 56,

Part IV, of the securities Market Law

PROPOSAL #8: Approve the designation of special                 ISSUER            YES             FOR                  FOR

delegates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO CARSO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P46118108

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation, for the appropriate                   ISSUER             NO              N/A                  N/A

purposes, of the report from the general Director

regarding the progress of the operations of the

Company for the FYE on 31 DEC 2009, which includes

the financial statements to that date and the opinion

 of the Outside Auditor, of the opinion and of the

reports from the Board of Directors that are referred

 to in lines c, d and e of part iv of Article 28 of

the Securities Market Law, of the report from the

Corporate practices and Audit Committee, and of the

report regarding the fulfillment of tax obligations,

resolutions in this regard

PROPOSAL #2: Presentation and, if relevant, approval         ISSUER             NO              N/A                  N/A

of a proposal in relation to the allocation of

profit, which includes the payment to the

shareholders of a cash dividend of MXN 0.66 per

share, coming from the balance of the net fiscal

profit account, divided into equal installments of

MXN 0.33 for each share, resolutions in this regard

PROPOSAL #3: Proposal to increase by an additional            ISSUER             NO              N/A                  N/A

MXN 1,500,000,000 the maximum amount of funds of the

Company for the purchase of the shares of the

Company, and adoption of the resolutions relative to

this proposal, to the corresponding acquisitions and

to the authority to carry them out, as well as any

others that are related with the acquisition of

shares of the Company

PROPOSAL #4: If relevant, ratification of the term in        ISSUER             NO              N/A                  N/A

 office of the Board of Directors and of the general

Director for the 2009 FY, resolutions in this regard

PROPOSAL #5: Designation or ratification, as the case        ISSUER             NO              N/A                  N/A

 may be, of the Members and Officers of the Board of

Directors, as well as of the Members and of the

Chairperson of the Corporate practices and Audit

Committee, passage of the resolutions relative to the

 classification of the independence of the Members of

 the Board of Directors and to compensation, and of

the others that derive from all of the above

PROPOSAL #6: Decisions regarding the formalization            ISSUER             NO              N/A                  N/A

and fulfillment of the resolutions that the meeting

passes, and the designation of special delegates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO ELEKTRA SA DE CV, CIUDAD DE MEXICO

  TICKER:                  N/A                 CUSIP:   P3642B213

  MEETING DATE:      8/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation, discussion and if                     ISSUER             NO              N/A                  N/A

relevant, approval of the proposal and terms to

restructure the Auxiliary Committees of the Board of

Directors of the Company, and as a consequence, the

membership and functioning of the Audit and Corporate

 Practices Committees

PROPOSAL #2.: Presentation, discussion and if                     ISSUER             NO              N/A                  N/A

relevant, approval of the proposal and terms to merge

 Grupo Mercantil Finemsa, S.A. De C.V., and Servicios

 De Gestion Corporativa Barsam, S.A. De C.V., the 2

preceding ones as the companies being merged with

Grupo Elektra, S.A. De C.V. as the Company carry out

the merger, and determination to carry out the merger

PROPOSAL #3.: Presentation, discussion, and if                   ISSUER             NO              N/A                  N/A

relevant, approval of the proposal and terms to

partially amend the Corporate Bylaws of the Company

PROPOSAL #4.: Revocation and granting of powers of            ISSUER             NO              N/A                  N/A

attorney of the Company

PROPOSAL #5.: Appointment of special delegates of the        ISSUER             NO              N/A                  N/A

 meeting, to appear before a notary public to file of

 the minutes and carry out their registration in the

Public Registry of Commerce, as well as to carry out

all the measures that may be required to fulfill the

resolutions passed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO ELEKTRA SA DE CV, CIUDAD DE MEXICO

  TICKER:                  N/A                 CUSIP:   P3642B213

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation, reading, discussion, and          ISSUER             NO              N/A                  N/A

if relevant, approval of the reports from the Board

of Directors that are referred to in article 28 of

the securities market law

PROPOSAL #2: Presentation, reading, discussion, and          ISSUER             NO              N/A                  N/A

if relevant, approval of the Company's financial

statements for the FYE on 31 DEC 2009, after reading

the report from the commissioner, as well as, if

relevant, discussion and resolutions regarding the

allocation of results and distribution of profit

PROPOSAL #3: Presentation, reading, discussion, and          ISSUER             NO              N/A                  N/A

if relevant, approval of the report from the audit

committee of the Board of Directors of the Company,

for the FYE 31 DEC 2009

PROPOSAL #4: Presentation, reading, discussion, and          ISSUER             NO              N/A                  N/A

if relevant, approval of the report from the

corporate practices committee of the Board of

Directors of the Company, for the FYE on 31 DEC 2009

PROPOSAL #5: Presentation, reading and approval of            ISSUER             NO              N/A                  N/A

the report from the Board Of Directors regarding the

policies for the acquisition and placement of shares,

 repurchase fund of the Company

PROPOSAL #6: Discussion, and if relevant, appointment        ISSUER             NO              N/A                  N/A

 and/or of the Members of the Board of Directors  and

 of the commissioner of the Company, as well as of

their compensation, and appointment and or

ratification of the Secretary and of the Vice

Secretary of the Company

PROPOSAL #7: Appointment of special delegates of the         ISSUER             NO              N/A                  N/A

meeting, to appear before the notary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FERROVIAL SA

  TICKER:                  N/A                 CUSIP:   E5701R106

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Information regarding significant                ISSUER             NO              N/A                  N/A

changes to the assets and liabilities of the

Companies involved in the simplified Merger between

the date of the joint simplified Merger Project and

the date of the general shareholders' meeting

convened herewith, where applicable

PROPOSAL #1.2: Approval of the Company's balance                ISSUER            YES             FOR                  FOR

sheet at 30 APR 2009 as the Merger balance sheet

PROPOSAL #1.3: Approval of the simplified Merger of          ISSUER            YES             FOR                  FOR

Grupo Ferrovial, S.A. and Ferrovial Infraestructuras,

 S.A., Aeropuerto De Belfast, S.A., Marjeshvan, S.L.

and Lernamara, S.L. and, as such, the joint

simplified Merger Project filed with the Madrid

PROPOSAL #2.1: Information regarding significant                ISSUER             NO              N/A                  N/A

changes to the assets and liabilities of the

Companies involved in the inverse Merger between the

date of the Joint Merger Project and the date of the

general shareholders' meeting convened herewith,

where applicable

PROPOSAL #2.2: Approval of the Company's balance                ISSUER            YES             FOR                  FOR

sheet at 30 APR 2009 as the Merger balance sheet

PROPOSAL #2.3: Approval within the framework of the          ISSUER            YES             FOR                  FOR

Joint Inverse Merger Project to an increase of

32,996,390 EUROS in the share capital of Cintra

Concesiones De Infraestructuras De Transporte, S.A.

by issuing 164,981,950 shares of 20 EUR Cents each of

 the same class and series as the shares currently in

 circulation, as a consequence of the Merger and

depending on the approved exchange ratio

PROPOSAL #2.4: Approval of the inverse merger by                ISSUER            YES             FOR                  FOR

absorption of Grupo Ferrovial, S.A. [Absorbed

Company] and Cintra Concesiones De Infraestructuras

De Transporte, S.A. [Absorbing Company] and, as such,

 the Joint Inverse Merger Project

PROPOSAL #3.1: Dissolution of the current Board of            ISSUER            YES             FOR                  FOR

Directors of Cintra Concesiones De Infraestructuras

De Transporte, S.A.

PROPOSAL #3.2: Fixing the number of Members of the            ISSUER            YES             FOR                  FOR

Board of Directors of Cintra Concesiones De

Infraestructuras De Transporte, S.A.

PROPOSAL #3.3: Appointment of Mr. Rafael Del Pino Y          ISSUER            YES             FOR                  FOR

Calvo-Sotelo as a Director for the Bylaw-mandated 3

year period

PROPOSAL #3.4: Appointment of Mr. Jose Maria Perez            ISSUER            YES             FOR                  FOR

Tremps as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.5: Appointment of Mr. Santiago Bergareche        ISSUER            YES             FOR                  FOR

 Busquet as Board Member for the Bylaw-mandated 3

year period

PROPOSAL #3.6: Appointment of Mr. Jaime Carvajal                ISSUER            YES             FOR                  FOR

Urquijo as Board Member for the Bylaw-mandated 3 year

 period

PROPOSAL #3.7: Appointment of Portman Baela, S.L. as         ISSUER            YES             FOR                  FOR

Board Member for the Bylaw-mandated 3 year period

PROPOSAL #3.8: Appointment of Mr. Juan Arena De La            ISSUER            YES             FOR                  FOR

Mora as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.9: Appointment of Mr. Santiago Eguidazu          ISSUER            YES             FOR                  FOR

Mayor as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.10: Appointment of Mr. Joaquin Ayuso                ISSUER            YES             FOR                  FOR

Garcia as Board Member for the Bylaw-mandated 3 year

period

PROPOSAL #3.11: Appointment of Mr. Gabriele Burgio as        ISSUER            YES             FOR                  FOR

 Board Member for the Bylaw-mandated 3 year period

PROPOSAL #3.12: Appointment of Ms. Maria Del Pino Y          ISSUER            YES             FOR                  FOR

Calvo-Sotelo as Board Member for the Bylaw-mandated 3

 year period

PROPOSAL #3.13: Appointment of Mr. Santiago Fernandez        ISSUER            YES             FOR                  FOR

 Valbuena as Board Member for the Bylaw-mandated 3

year period

PROPOSAL #3.14: Appointment of Mr. Inigo Meiras                 ISSUER            YES             FOR                  FOR

Amusco as Board Member for the Bylaw-mandated 3 year

PROPOSAL #3.15: Appointment of Mr. Jose Fernando                ISSUER            YES             FOR                  FOR

Sanchez-Junco Mans as Board Member for the Bylaw-

mandated 3 year period

PROPOSAL #3.16: Fixing the total amount of                          ISSUER            YES             FOR                  FOR

remuneration of the Board of Directors of Cintra

Concesiones De Infraestructuras De Transporte, S.A.

PROPOSAL #3.17: Automatic review of the amount set in        ISSUER            YES             FOR                  FOR

 Point 3.16 above

PROPOSAL #3.18: Powers to be conferred upon the Board        ISSUER            YES             FOR                  FOR

 of Directors of Cintra Concesiones De

Infraestructuras De Transporte, S.A. to increase the

share capital of said Company by up to EUR 73

million, pursuant to Article 153.1 b) of the Spanish

Public Limited Companies Act [ley de sociedades

anonimas] and, where applicable, to remove the

preemptive subscription right in accordance with

PROPOSAL #3.19: Powers to be conferred upon the Board        ISSUER            YES             FOR                  FOR

 of Directors of Cintra Concesiones De

Infraestructuras De Transporte, S.A. to issue simple

and/or convertible debentures, bonds, promissory

notes and other fixed-interest securities as well as

warrants and preference shares; fixing of the

criteria to determine the bases and types of

conversion and/or exchange and/or exercise and

authorization of the Board of Directors to increase

the share capital by the necessary amount and to

exclude the preferential subscription right of the

shareholders. authorization for the company to

PROPOSAL #3.20: Authorization of the Board of                     ISSUER            YES         AGAINST           AGAINST

Directors of Cintra Concesiones De Infraestructuras

De Transporte, S.A. to acquire treasury shares of the

 Company in accordance with Article 75 and concordant

 Articles of the Spanish Companies Act and apply them

 to the performance of remuneration agreements

PROPOSAL #4.1: Fixing the number of Members of the            ISSUER            YES             FOR                  FOR

Board of Directors in accordance with Article 22 of

the Company Bylaws

PROPOSAL #4.2: Re-appointment of Ms. Maria Del Pino Y        ISSUER            YES             FOR                  FOR

 Calvo Sotelo as a Director of the Company

PROPOSAL #4.3: Appointment of Mr. Inigo Meiras Amusco        ISSUER            YES             FOR                  FOR

 as a Director of the Company

PROPOSAL #5.: Delegation of powers to formalize,                ISSUER            YES             FOR                  FOR

register and execute the resolutions adopted at the

general meeting of the shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO BANORTE S A B DE C V

  TICKER:                  N/A                 CUSIP:   P49501201

  MEETING DATE:      2/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to pay a cash dividend                        ISSUER            YES             FOR                  FOR

equivalent to MXN 0.17 per share

PROPOSAL #2: Approve the designation of delegate(s)          ISSUER            YES             FOR                  FOR

to formalize and execute the resolutions taken by the

 assembly

PROPOSAL #3: Approve the minutes of the assembly                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO BANORTE S A B DE C V

  TICKER:                  N/A                 CUSIP:   P49501201

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report that are referred to         ISSUER            YES             FOR                  FOR

in part IV of Article 28 of the securities Market

Law, for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the allocation of profit                      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve to pay cash dividend in the                ISSUER            YES             FOR                  FOR

amount of MXN 0.17 per share

PROPOSAL #4: Approve the designation of the Members          ISSUER            YES         AGAINST           AGAINST

of the Board of Directors of the Company and

classification of their independence

PROPOSAL #5: Approve to determine the compensation            ISSUER            YES             FOR                  FOR

for the Members of the Board of Directors

PROPOSAL #6: Approve designation of the Members of            ISSUER            YES         AGAINST           AGAINST

the audit and corporate practices committee

PROPOSAL #7: Receive the report from the Board of              ISSUER            YES             FOR                  FOR

Directors regarding the transactions carried out with

 shares of the Company during 2009, as well as the

maximum amount of funds that can be allocated to the

purchase of shares of the Company for the 2010 FY

PROPOSAL #8: Approve the designation of a delegate or        ISSUER            YES             FOR                  FOR

 delegates to formalize and carry out if relevant,

the resolutions passed by the meeting

PROPOSAL #9: Approve the drafting, reading and the            ISSUER            YES             FOR                  FOR

meeting minutes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO BANORTE SAB DE CV GFNORTE

  TICKER:                  N/A                 CUSIP:   P49501201

  MEETING DATE:      10/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #i.: Approve to pay a cash dividend in the          ISSUER            YES             FOR                  FOR

amount of MXN 0.18 per share

PROPOSAL #ii.: Receive the report from the outside            ISSUER            YES             FOR                  FOR

Auditor regarding the fiscal situation of the Company

PROPOSAL #iii.: Approve the designation of a delegate        ISSUER            YES             FOR                  FOR

 or delegates to formalize and carry out if relevant,

 the resolutions passed by the meeting

PROPOSAL #iv.: Approve the meeting minutes                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO INBURSA SAB DE CV

  TICKER:                  N/A                 CUSIP:   P4950U165

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation of the tax                ISSUER            YES             FOR                  FOR

opinion of the outside Auditor for the 2008 FY in

compliance with the obligation contained in Article

86, Part XX, of the Income Tax Law resoluitons in

this regard

PROPOSAL #2.1: Approve the report from the general            ISSUER            YES             FOR                  FOR

Director prepared in accordance with Article 172 o f

the general mercantile Companies Law and Article 44,

Part XI, of the Securities Market Law, accompanied by

 the opinion of the outside Auditor, regarding the

operations and results of the Company for the FYE on

31 DEC 2 009, as well as the opinion of the Board of

Directors regarding the content of said report

PROPOSAL #2.2: Approve the report from the Board of          ISSUER            YES             FOR                  FOR

Directors that is referred to in Article 172, line b,

 of the general mercantile Companies Law in which are

 contained the main accounting and information

policies and criteria specified in the preparation of

 the financial information of the Company

PROPOSAL #2.3: Approve the report on the activities          ISSUER            YES             FOR                  FOR

and transactions in which the Board of Directors

intervened in accordance with Article 28, Part Iv,

line e, of the Securities Market Law

PROPOSAL #2.4: Approve the individual and the                     ISSUER            YES             FOR                  FOR

consolidated financial statements of the Company to

31 DEC 2009

PROPOSAL #2.5: Approve the annual reports regarding          ISSUER            YES             FOR                  FOR

the activities carried out by the audit and Corporate

 Practices Committees in accordance with Article 43

of the Securities Market Law resoluitons in this

PROPOSAL #3: Approve the allocation of results                   ISSUER            YES             FOR                  FOR

resoluitons in this regard

PROPOSAL #4: Approve the payment of a dividend                   ISSUER            YES             FOR                  FOR

resoluitons in this regard

PROPOSAL #5: Appointment and ratify the Members of            ISSUER            YES         AGAINST           AGAINST

the Board of Directors, Secretary and

PROPOSAL #6: Approve the determination of the                     ISSUER            YES             FOR                  FOR

compensation for the Members of the Board of

Directors, Secretary and the Vice Secretary of the

Company resoluitons in this regard

PROPOSAL #7: Approve the appointment and ratify the          ISSUER            YES         AGAINST           AGAINST

Members of the corporate practices and the Audit

Committees of the Company resoluitons in this regard

PROPOSAL #8: Approve the determination of                            ISSUER            YES             FOR                  FOR

compensation for the Members of the corporate

practices and the Audit Committees of the Company

resoluitons in this regard

PROPOSAL #9: Approve the annual report in regard to          ISSUER            YES             FOR                  FOR

the acquisition of shares of t he company in

accordance with the terms of article 54 of the

Securities Market Law and the determination or

ratification of the maximum amount o f funds that can

 be allocated to the acquisition of shares of the

Company for the 2010 FY resoluitons in this regard

PROPOSAL #10: Approve the designation of delegates to        ISSUER            YES             FOR                  FOR

 carry out and formalize the resolutions passed at a

meeting resoluitons in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO FINANCIERO INBURSA SAB DE CV

  TICKER:                  N/A                 CUSIP:   P4950U165

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Article 2 of the Corporate              ISSUER            YES         AGAINST           AGAINST

bylaws

PROPOSAL #2: Amend the unified responsibility                     ISSUER            YES         AGAINST           AGAINST

agreement

PROPOSAL #3: Approve to carry out a certification of         ISSUER            YES         AGAINST           AGAINST

the Corporate bylaws of the Company

PROPOSAL #4: Approve the designation of delegates to         ISSUER            YES             FOR                  FOR

carry out and formalized resolutions passed at the

meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO MEXICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P49538112

  MEETING DATE:      12/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve, if relevant, the plan for the         ISSUER            YES             FOR                  FOR

reorganization of the subsidiary of the Company

called Asarco LLC., resolutions in this regard

PROPOSAL #II.: Approve the designation of delegates          ISSUER            YES             FOR                  FOR

who will carry out and formalize the resolutions

passed by this general meeting, resolutions in this

regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO MEXICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P49538112

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report from the Executive            ISSUER            YES             FOR                  FOR

Chairperson of the Company regarding the FY that ran

from 1 JAN to 31 DEC 2009; approve the consolidated

financial statements of the Company and its

subsidiaries to 31 DEC 2009; reports that are

referred to in Article 28, Part IV, Lines A, C, D and

 E, of the Securities Market Law, regarding the FY

that ran from 1 JAN to 31 DEC 2009

PROPOSAL #2: Receive the report regarding the                     ISSUER            YES             FOR                  FOR

fulfillment of tax obligations that is referred to in

 Part XX of Article 86 of the Income Tax Law during

the 2009 FY

PROPOSAL #3: Approve the allocation of profit from            ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #4: Receive the report that is referred to          ISSUER            YES             FOR                  FOR

in Part III of Article 60 of the provisions of a

general nature applicable to the issuers of

securities and other securities market participants,

including a report regarding the allocation of the

funds destined for the acquisition of shares of the

Company during the FYE on 31 DEC 2009; approve to

determine the maximum amount of funds to be allocated

 to the acquisition of the shares of the Company

during the 2010 FY

PROPOSAL #5: Ratify the acts done by the Board of              ISSUER            YES         AGAINST           AGAINST

Directors, the Executive Chairperson and its

committees, during the FY that ran from 1 JAN to 31

DEC 2009; appointment or reelection, of the Members

of the Board of Directors of the Company and

classification of their independence in accordance

with Article 26 of the securities market law;

appointment or reelection, of the Members of the

committees of the Board itself and of their

Chairpersons

PROPOSAL #6: Approve the remuneration for the Members        ISSUER            YES             FOR                  FOR

 of the Board of Directors and for the Members of the

 committees of the Board itself

PROPOSAL #7: Approve, designation of the delegates            ISSUER            YES             FOR                  FOR

who will carry out and formalize the resolutions

passed by this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO MODELO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P4833F104

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Report from the Board of Directors                 ISSUER             NO              N/A                  N/A

regarding the FYE on 31 DEC 2009, in accordance with

the terms of that which is provided for in part iv of

 Article 28 of the securities market law and other,

applicable legal provisions

PROPOSAL #II: Proposals in relation to the allocation        ISSUER             NO              N/A                  N/A

 of results, including the payment of a cash dividend

PROPOSAL #III: Report regarding the situation of the         ISSUER             NO              N/A                  N/A

funds for the purchase of the Company's own shares

and proposal and, if relevant, approval of the

maximum amount of funds that can be allocated for the

 acquisition of the Company's own shares for the 2010

PROPOSAL #IV: Remuneration for the members of the              ISSUER             NO              N/A                  N/A

Board of Directors, both full and alternate and for

the secretary and vice secretary of the Company

PROPOSAL #V: Appointment or ratification, if                       ISSUER             NO              N/A                  N/A

relevant, of the people who will make up the

PROPOSAL #VI: Appointment or ratification, if                     ISSUER             NO              N/A                  N/A

relevant, of the members of the executive

PROPOSAL #VII: Appointment or ratification, if                   ISSUER             NO              N/A                  N/A

relevant, of the Chairpersons of the audit

PROPOSAL #VIII: Designation of delegates who will              ISSUER             NO              N/A                  N/A

carry out the resolutions passed by this meeting and,

 if relevant, formalize them as appropriate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO TELEVISA SA

  TICKER:                  N/A                 CUSIP:   P4987V137

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the proposal regarding the                ISSUER            YES             FOR                  FOR

declaration and payment of dividends to the

shareholders; resolutions in this regard

PROPOSAL #II.: Approve the designation of delegates          ISSUER            YES             FOR                  FOR

who will carry out and formalize the resolutions

passed by this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GRUPO TELEVISA SA

  TICKER:                  N/A                 CUSIP:   P4987V137

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the reports that are referred to        ISSUER             NO              N/A                  N/A

 in Article 28, Part iv, of the Securities Market

Law, including the presentation of the financial

statements of the Company for the FYE 31 DEC 2009,

and resolutions regarding the term in office of the

Board of Directors, Committees and General Director

of the Company

PROPOSAL #2: Receive the report regarding the                     ISSUER             NO              N/A                  N/A

fulfillment of the tax obligations of the Company, in

 compliance with the applicable legal provisions

PROPOSAL #3: Approve the allocation of results from          ISSUER             NO              N/A                  N/A

the FYE 31 DEC 2009

PROPOSAL #4.1: Approve the amount that can be                     ISSUER             NO              N/A                  N/A

allocate d to the purchase of the shares of the

Company in accordance with that which is provided for

 in Article 56, Part iv, of the Securities Market Law

PROPOSAL #4.2: Receive the report regarding the                 ISSUER             NO              N/A                  N/A

policies and resolutions adopted by the Board of

Directors of the Company, in relation to the purchase

 and sale of such shares

PROPOSAL #5: Appointment and or ratification, if                ISSUER             NO              N/A                  N/A

relevant, of the people who will make up

PROPOSAL #6: Appointment and or ratification, if                ISSUER             NO              N/A                  N/A

relevant, of the people who will make up

PROPOSAL #7: Appointment and or ratification, if                ISSUER             NO              N/A                  N/A

relevant, of the Chairperson of the Audit

PROPOSAL #8: Approve remuneration for the Members of         ISSUER             NO              N/A                  N/A

the Board of Directors, of the Executive Committee

and of the Audit and Corporate Practices Committee,

as well as for the Secretary

PROPOSAL #9: Approve the designation of Delegates who        ISSUER             NO              N/A                  N/A

 will carry out and formalize the resolutions passed

by this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GS ENGINEERING & CONSTRUCTION CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y2901E108

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the partial amendment to                   ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.: Election of Jonggeun Pyun and Kyungseo         ISSUER            YES             FOR                  FOR

Park as the External Directors

PROPOSAL #4.: Election of Deokhoon Lee and Kyungseo          ISSUER            YES             FOR                  FOR

Park as the Audit Committee Members

PROPOSAL #5.: Approve the limit of remuneration for          ISSUER            YES         AGAINST           AGAINST

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GS HOLDINGS CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y2901P103

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 6th balance sheet, income          ISSUER            YES             FOR                  FOR

statement and the proposed disposition of retained

earning

PROPOSAL #2.: Approve the partial Amendment to                   ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.: Election of Changsoo Heo, Kyungseok              ISSUER            YES             FOR                  FOR

Seo, Dongsoo Heo and (External) Gunchoon

PROPOSAL #4.: Election of Gunchoon Lee and Jinhwan            ISSUER            YES             FOR                  FOR

Kim  External Directors  as the Audit

PROPOSAL #5.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GS YUASA CORPORATION

  TICKER:                  N/A                 CUSIP:   J1770L109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG ELECTRIC POWER DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2923E110

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the additional guarantee for a         ISSUER            YES             FOR                  FOR

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG ELECTRIC POWER DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2923E110

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of 51% of                 ISSUER            YES             FOR                  FOR

equity in a Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG ELECTRIC POWER DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2923E110

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the guarantee for a Company                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG ELECTRIC POWER DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2923E110

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the 2009 work report of the              ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2.: Receive the 2009 work report of the              ISSUER            YES             FOR                  FOR

General Manager

PROPOSAL #3.: Receive the 2009 financial report                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Receive the 2009 work report of the              ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #5.: Approve the 2009 profit distribution            ISSUER            YES             FOR                  FOR

plan: 1) cash dividend/10 shares [tax included]: CNY

2.0000 2) bonus issue from profit (share/10 shares):

none 3) bonus issue from capital reserve (share/10

shares): none

PROPOSAL #6.: Approve the 2009 annual report and its         ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #7.: Appointment of the Audit Firm                         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve to purchase the liability                 ISSUER            YES             FOR                  FOR

insurance for Directors, Supervisors and Senior

Management

PROPOSAL #9.: Approve the continuing connected                   ISSUER            YES             FOR                  FOR

transactions of the Company and the Company's

controlled subsidiaries

PROPOSAL #10.: Election of Kong Huitian as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Approve the Financial Service                       ISSUER            YES             FOR                  FOR

Framework Agreement to be signed with a company

PROPOSAL #12.: Approve a company to apply for                     ISSUER            YES             FOR                  FOR

entrusted loan for a company

PROPOSAL #13.: Approve the provision of entrusted              ISSUER            YES             FOR                  FOR

loan for a company

PROPOSAL #14.: Approve the extension of the term of          ISSUER            YES             FOR                  FOR

provision of entrusted loan for a company

PROPOSAL #15.: Approve the capital increase to a                ISSUER            YES             FOR                  FOR

company

PROPOSAL #16.: Approve the abandonment of the                     ISSUER            YES             FOR                  FOR

priority to acquire 9% equity of a company

PROPOSAL #17.: Approve the additional guarantee for a        ISSUER            YES             FOR                  FOR

 company

PROPOSAL #18.: Approve the additional guarantee for          ISSUER            YES             FOR                  FOR

another company

PROPOSAL #19.: Approve the guarantee for a company             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   Y2929L100

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, the acquisition                                 ISSUER            YES             FOR                  FOR

[''Acquisition''] by the Company of: a] the entire

issued share capital of Golden River Chain Limited

[''Target Co''] from Chun Wai Consultants Limited

[''Chun Wai''], and b] one or more shareholder's

loan[s] representing the aggregate of: i] HKD

515,711,000.00, being the amount due from Target Co

to Chun Wai as at the date of the agreement [the

''S&P Agreement''] dated 20 OCT 2009 between Chun

Wai, the Company and GDH Limited in relation to the

Acquisition; and ii] an amount equal to the aggregate

 of any and all Further Payment[s] [as specified] in

the aggregate amount of not more than RMB

125,000,000.00 in accordance with the terms and

conditions of the S&P Agreement; and the making of

the Further Additional Capital Contribution [as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   Y2929L100

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements and the reports of

the Directors and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.i: Re-elect Ms. Xu Wenfang as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.ii: Re-elect Mr. Li Wai Keung as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.iii: Re-elect Dr. Chan Cho Chak, John as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.iv: Re-elect Dr. Li Kwok Po, David as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.v: Authorize the Board to fix the                     ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Board to fix their remuneration

PROPOSAL #5: Authorize the Directors to issue shares         ISSUER            YES             FOR                  FOR

in the Company

PROPOSAL #6: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares in the Company

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors to issue shares by adding

the number of shares repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG PROVINCIAL EXPRESSWAY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2929W106

  MEETING DATE:      8/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Investment in a Bank                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG PROVINCIAL EXPRESSWAY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2929W106

  MEETING DATE:      9/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the participation in the 30%            ISSUER            YES             FOR                  FOR

equity investment in a project

PROPOSAL #2.: Approve the change in Supervisors                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG PROVINCIAL EXPRESSWAY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2929W106

  MEETING DATE:      1/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-elect the Directors                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Re-elect the Supervisors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the remuneration for the                     ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Approve the remuneration the Supervisors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGDONG PROVINCIAL EXPRESSWAY DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y2929W106

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #2: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan are as follows: 1) Cash dividend/10 shares  Tax

included : CNY 1.0000; 2) Bonus issue from profit

share/ 10 shares : none and 3) Bonus issue from

capital reserve  shares/10 shares  : none

PROPOSAL #3: Receive the 2009 business report of the         ISSUER            YES             FOR                  FOR

General Manager

PROPOSAL #4: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #6: Receive the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #7: Appointment of the Audit Firm                           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the responsibility system for            ISSUER            YES             FOR                  FOR

major discrepancies in information disclosed in

annual report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGSHEN RAILWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y2930P108

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the work report of the Board of        ISSUER            YES             FOR                  FOR

 Directors of the Company for 2009

PROPOSAL #2.: Approve the work report of the                       ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company for 2009

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES             FOR                  FOR

statements of the Company for 2009

PROPOSAL #4.: Approve the proposed profits                          ISSUER            YES             FOR                  FOR

distribution of the Company for 2009

PROPOSAL #5.: Approve the financial budget of the              ISSUER            YES             FOR                  FOR

Company for 2010

PROPOSAL #6.: Re-appoint Pricewaterhousecoopers Zhong        ISSUER            YES             FOR                  FOR

 Tian CPAs Company limited as the PRC Auditor to the

Company for 2010 and to authorize the Board of

Directors and the Audit Committee to determine its

remuneration

PROPOSAL #7.: Re-appoint Pricewaterhousecoopers as            ISSUER            YES             FOR                  FOR

the International Auditor to the Company for 2010 and

 to authorize the Board of Directors and the Audit

Committee to determine its remuneration

PROPOSAL #8.: Approve the removal of Mr. Cao Jianguo         ISSUER            YES             FOR                  FOR

as a Director of the fifth session of the Board of

Directors of the Company

PROPOSAL #9.: Approve the removal of Mr. He Yuhua as         ISSUER            YES             FOR                  FOR

a Director of the fifth session of the Board of

Directors of the Company

PROPOSAL #10.1: Election of Mr. Xu Xiaoming as the            ISSUER            YES             FOR                  FOR

Non-Independent Director of the fifth session of the

Board of Directors of the Company

PROPOSAL #10.2: Election of Mr. Guo Zhuxue as the              ISSUER            YES             FOR                  FOR

Non-Independent Director of the fifth session of the

Board of Directors of the Company

PROPOSAL #11.: Approve the removal of Mr. Yao Muming         ISSUER            YES             FOR                  FOR

as Supervisor of the fifth session of the Supervisory

 Committee of the Company

PROPOSAL #12.: Election of Mr. Xu Ling as Supervisor         ISSUER            YES             FOR                  FOR

of the fifth session of the Supervisory Committee of

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGZHOU INVESTMENT COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   Y2931U106

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to and conditional            ISSUER            YES             FOR                  FOR

upon the completion of the reorganization and the

Registrar of Companies in Hong Kong, to change the

name of the Company from Guangzhou Investment Company

 Limited to Yuexiu Property Company Limited with

effect from the date of entry of the new name on the

register maintained by the Registrar of Companies in

Hong Kong, and authorize the Directors to do all such

 acts, deeds and things and execute all documents

they, in their absolute discretion, consider

necessary or expedient to give effect to the

aforesaid change of name of the Company

PROPOSAL #2.: Approve: and ratify, the entering into         ISSUER            YES             FOR                  FOR

of the Underwriting Agreement dated 20 OCT 2009

between the Company and Yue Xiu in relation to the

Share Offer [as specified] and the transactions

contemplated thereunder; subject to and conditional

upon the fulfilment of the Share Offer Conditions,

the proposed offer for sale by the Company of the

Offer Shares, which represent all of the GZT Shares

held by it immediately following completion of the

Inter-Company Distribution and Transfer and the GZT

Share Distribution, to the Qualifying Shareholders on

 pro rata basis for HKD 3.00 per GZT Share; and

authorize the Directors to exercise all such powers

and to do all such further acts and things and to

execute all documents or deeds as they consider

necessary, desirable or expedient to implement and/or

 give effect to the terms to give effect to the Share

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGZHOU PHARMACEUTICAL LTD

  TICKER:                  N/A                 CUSIP:   Y2932P106

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the year 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee for the year 2009

PROPOSAL #3.: Approve the financial reports of the            ISSUER            YES             FOR                  FOR

Company for the year 2009

PROPOSAL #4.: Approve the Auditors' reports of the            ISSUER            YES             FOR                  FOR

Company for the year 2009

PROPOSAL #5.: Approve the proposal for profit                     ISSUER            YES             FOR                  FOR

distribution and dividend payment of the Company for

the year 2009

PROPOSAL #6.: Approve the total emoluments to be paid        ISSUER            YES             FOR                  FOR

 to the Directors of the Company for the year 2010

PROPOSAL #7.: Approve the total emoluments to be paid        ISSUER            YES             FOR                  FOR

 to the Supervisors of the Company for the year 2010

PROPOSAL #8.: Approve the provision of loans by the          ISSUER            YES         AGAINST           AGAINST

Company to Guangzhou Pharmaceuticals Corporation

PROPOSAL #9.: Approve the provision of guarantees by         ISSUER            YES         AGAINST           AGAINST

the Company to secure bank loans for its Subsidiaries

PROPOSAL #10.1: Election of Mr. Yang Rongming as an          ISSUER            YES             FOR                  FOR

Executive Director of the new session of the Board of

 the Company, with a term of office of three years

commencing from the date of his appointment up to the

 date when members of the new session of the Board

are elected

PROPOSAL #10.2: Election of Mr. Shi Shaobin as an              ISSUER            YES             FOR                  FOR

Executive Director of the new session of the Board of

 the Company, with a term of office of three years

commencing from the date of his appointment up to the

 date when Members of the new session of the Board

are elected

PROPOSAL #10.3: Election of Mr. Wu Changhai as an              ISSUER            YES             FOR                  FOR

Executive Director of the new session of the Board of

 the Company, with a term of office of three years

commencing from the date of his appointment up to the

 date when Members of the new session of the Board

are elected

PROPOSAL #10.4: Election of Mr. Li Chuyuan as an                ISSUER            YES             FOR                  FOR

Executive Director of the new session of the Board of

 the Company, with a term of office of three years

commencing from the date of his appointment up to the

 date when members of the new session of the Board

are elected

PROPOSAL #10.5: Election of Mr. Liu Jinxiang as an            ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the new session

 of the Board of the Company, with a term of office

of three years commencing from the date of his

appointment up to the date when members of the new

session of the Board are elected

PROPOSAL #10.6: Election of Mr. Li Shanmin as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the new session

 of the Board of the Company, with a term of office

of three years commencing from the date of his

appointment up to the date when Members of the new

session of the Board are elected

PROPOSAL #10.7: Election of Mr. Zhang Yonghua as an          ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the new session

 of the Board of the Company, with a term of office

of three years commencing from the date of his

appointment up to the date when Members of the new

session of the Board are elected

PROPOSAL #10.8: Election of Mr. Wong Lung Tak as an          ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the new session

 of the Board of the Company, with a term of office

of three years commencing from the date of his

appointment up to the date when Members of the new

session of the Board are elected

PROPOSAL #10.9: Election of Mr. Qiu Hongzhong as an          ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the new session

 of the Board of the Company, with a term of office

of three years commencing from the date of his

appointment up to the date when Members of the new

session of the Board are elected

PROPOSAL #10.10: Election of Ms. Yang Xiuwei as a              ISSUER            YES             FOR                  FOR

Supervisor of the new session of the Supervisory

Committee of the Company, with a term of office of

three years commencing from the date of her

appointment up to the date when Members of the new

session of the Supervisory Committee are elected

PROPOSAL #10.11: Election of Mr. Zhong Yugan as a              ISSUER            YES             FOR                  FOR

Supervisor of the new session of the Supervisory

Committee of the Company, with a term of office of

three years commencing from the date of his

appointment up to the date when Members of the new

session of the Supervisory Committee are elected

PROPOSAL #11.: Re-appoint Shu Lun Pan Yangcheng                 ISSUER            YES             FOR                  FOR

Certified Public Accountants Co, Ltd and

PricewaterhouseCoopers, whose appointments have

expired, as the Domestic and International Auditors

respectively, and the proposal to the shareholders'

meeting to authorize the Board to determine their

respective remuneration

PROPOSAL #S.1: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGZHOU R F PPTYS CO LTD

  TICKER:                  N/A                 CUSIP:   Y2933F115

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of Board of Directors        ISSUER            YES             FOR                  FOR

 [the Board] for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the report of Auditors for the YE 31 DEC 2009

PROPOSAL #4: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009 of RMB 0.36 per share

PROPOSAL #5: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company, and authorize the Board to

fix the remuneration of the Auditors

PROPOSAL #6: Authorize the Board to decide on matters        ISSUER            YES             FOR                  FOR

 relating to the payment of interim dividend for the

six months ended 30 JUN 2010

PROPOSAL #7.A: Re-appointment of Ms. Zhang Lin as a          ISSUER            YES             FOR                  FOR

Company's Non-Executive Director, and authorize the

Board to fix the remuneration of the Director

PROPOSAL #8.A: Re-appoint Ms. Liang Yingmei as                   ISSUER            YES             FOR                  FOR

theCompany's Supervisor, and authorize the Board to

fix the remuneration of the Supervisor

PROPOSAL #8.B: Re-appoint Mr. Zheng Ercheng as the            ISSUER            YES             FOR                  FOR

Company's Supervisor, and authorize the Board to fix

the remuneration of the supervisor

PROPOSAL #S.9.A: Approve the Company to extend                   ISSUER            YES         AGAINST           AGAINST

guarantee up to an amount of RMB25 billion in

aggregate on behalf of the Company's subsidiaries

subject to the relevant provisions of the Articles of

 Association of the Company and under: total external

 guarantees [including guarantees to subsidiaries] of

 the Company and its subsidiaries exceed 50% of the

latest audited net assets value;

PROPOSAL #S.9.B: Approve the Company to extend                   ISSUER            YES         AGAINST           AGAINST

guarantee up to an amount of RMB25 billion in

aggregate on behalf of the Company's subsidiaries

subject to the relevant provisions of the Articles of

 Association of the Company and under: total external

 guarantees [including guarantees to subsidiaries]

exceed 30% of the latest audited total assets value;

PROPOSAL #S.9.C: Approve the Company to extend                   ISSUER            YES         AGAINST           AGAINST

guarantee up to an amount of RMB25 billion in

aggregate on behalf of the Company's subsidiaries

subject to the relevant provisions of the Articles of

 Association of the Company and under: the gearing

ratio of the subsidiary for which guarantee is to be

provided is over 70%; or

PROPOSAL #S.9.D: Approve the Company to extend                   ISSUER            YES         AGAINST           AGAINST

guarantee up to an amount of RMB25 billion in

aggregate on behalf of the Company's subsidiaries

subject to the relevant provisions of the Articles of

 Association of the Company and under: the guarantee

to be provided to a subsidiary exceed 10% of the

Company's latest audited net assets value

PROPOSAL #S.10: Approve the guarantees extended in            ISSUER            YES         AGAINST           AGAINST

2009 pursuant to the ordinary resolution no. 9 of

2008 AGM

PROPOSAL #S.11: Approve the joint development with            ISSUER            YES             FOR                  FOR

third party companies in the Asian Games City Project

 and authorized the Board to sign the related

PROPOSAL #S.12: Approve the extension of the approval        ISSUER            YES             FOR                  FOR

 by the shareholders in the Company's extraordinary

general meeting held on 18 JUN 2007 relating to the

proposed A shares issue for 12 months from date of

passing of this special resolution

PROPOSAL #S.13: Authorize the Board to amend the use         ISSUER            YES             FOR                  FOR

of proceeds from the Proposed A Share Issue

PROPOSAL #S.14: Authorize the Board to issue, allot          ISSUER            YES         AGAINST           AGAINST

and deal in additional shares in the capital of the

Company and to execute all such relevant documents

and to make the necessary amendments to the Articles

of Association as the Board thinks fit

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGZHOU R F PPTYS CO LTD

  TICKER:                  N/A                 CUSIP:   Y2933F115

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the effective period for the          ISSUER            YES             FOR                  FOR

approval for the proposed A Share Issue be extended

until the expiration of a period of 12 months from

the date of passing of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGZHOU SHIPYARD INTERNATIONAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y2932Y107

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Framework Agreement for              ISSUER            YES         AGAINST           AGAINST

continuing connected transactions for 2010 to 2012

between the Company and China State Shipbuilding

Corporation and the annual caps there under

PROPOSAL #2.: Appoint Ascenda Certified Public                   ISSUER            YES             FOR                  FOR

Accountants, Ltd as the Domestic Auditors of the

Company for the year 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUANGZHOU SHIPYARD INTERNATIONAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y2932Y107

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Board of                ISSUER            YES             FOR                  FOR

Directors for 2009

PROPOSAL #2.: Receive the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee for 2009

PROPOSAL #3.: Receive the audited report of the                 ISSUER            YES             FOR                  FOR

Domestic Auditors for 2009

PROPOSAL #4.: Receive the audited report of the                 ISSUER            YES             FOR                  FOR

International Auditors for 2009

PROPOSAL #5.: Receive the annual report for 2009                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the proposal for profit                     ISSUER            YES             FOR                  FOR

distribution for 2009

PROPOSAL #7.: Re-appointment of Ascenda Certified              ISSUER            YES             FOR                  FOR

Public Accountants, Ltd., English name for

identification purposes only as the Company's

domestic Auditors for 2010, and authorize the Board

of Directors to stipulate its remuneration

PROPOSAL #8.: Re-appointment of                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers, Certified Public Accountants,

 as the Company's international auditors for 2010,

and to authorize the Board of Directors to stipulate

its remuneration

PROPOSAL #S.9: Approve the amendments to relevant              ISSUER            YES             FOR                  FOR

terms of the Articles of Association as a result of

change of the Company's business license registration

 number, in accordance with the requirements and

arrangements of the Guangzhou Municipal Industry and

Commerce Administration Bureau on change of business

license  registration numbers for unification

purposes, and authorize the Board to  amend and or

modify, if necessary, the wordings of the amendments

in accordance with the requirements of regulators if

any

PROPOSAL #10.: Elect Mr. Cui Ming as a Non-Executive         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #S.11: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUNNS LTD

  TICKER:                  N/A                 CUSIP:   Q4393F105

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report of the Company for the YE 30 JUN 2009 and the

report of the Directors and Auditor thereon

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Company for the YE 30 JUN 2009, which is set out on

pages 27 to 31 of the Company's 2009 annual report

PROPOSAL #3.A: Re-elect Mr. R.T. Gray as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Constitution

PROPOSAL #3.B: Re-elect Mr. J.E. Gay as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Constitution

PROPOSAL #3.C: Elect Mr. D.J. Simmons as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUNZE LIMITED

  TICKER:                  N/A                 CUSIP:   J17850124

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUOCO GROUP LTD

  TICKER:                  N/A                 CUSIP:   G42098122

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve to fix the fees of the                       ISSUER            YES             FOR                  FOR

Directors for the YE 30 JUN 2009

PROPOSAL #3.: Re-elect Mr. Quek Leng Chan as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-elect Mr. Sat Pal Khattar as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. Roderic N. A. Sage as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Appoint Messrs. KPMG as the Auditors            ISSUER            YES             FOR                  FOR

and authorize the Board of Directors to fix their

remuneration

PROPOSAL #7.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to repurchase shares in the capital of the Company

during the relevant period, on the Stock Exchange of

Hong Kong Limited, subject to and in accordance with

all applicable laws and the Bye-Laws of the Company,

not exceeding 10% the aggregate nominal amount of

shares of the Company in issue on the date of the

passing of this resolution [Authority expires the

earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by the Bye-

laws of the Company or any applicable laws to be held]

PROPOSAL #8.: Authorize the Directors of the Company         ISSUER            YES         AGAINST           AGAINST

to allot and issue additional shares in the capital

of the Company and make or grant offers, agreements

and options during and after the relevant period, not

 exceeding 10% of the aggregate nominal amount of the

 share capital of the Company in issue on the date of

 passing of this resolution otherwise than pursuant

to: i) a rights issue; ii) the exercise of rights of

subscription or conversion under the terms of any

warrants issued by the Company or any securities

which are convertible into shares of the Company;

iii) the exercise of any option under the Company's

share option schemes; or iv) any scrip dividend or

similar arrangement providing for the allotment of

shares in lieu of the whole or part of a dividend on

the shares of the Company in accordance with the Bye-

laws of the Company; [Authority expires the earlier

of the conclusion of the next AGM of the Company or

the expiration of the period within which the next

AGM of the Company is required by the Bye-laws of the

 Company or any applicable laws to be held]

PROPOSAL #9.: Approve, conditional upon the passing          ISSUER            YES         AGAINST           AGAINST

of Resolutions 7 and 8, to extend the general mandate

 granted to the Directors of the Company to allot and

 issue shares pursuant to Resolution 8, by an amount

representing the aggregate nominal amount of the

share capital of the Company repurchased by the

Company under the authority granted pursuant to

Resolution 7, provided that such amount does not

exceed 10% of the aggregate nominal amount of the

share capital of the Company in issue at the date of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GUOCOLAND LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y29599100

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Declare a first and final tax-exempt            ISSUER            YES             FOR                  FOR

[One-Tier] dividend of 5 cents per ordinary share for

 the FYE 30 JUN 2009

PROPOSAL #2.: Approve the Directors' fees of SGD                ISSUER            YES             FOR                  FOR

327,000 for the FYE 30 JUN 2009

PROPOSAL #3.: Re-elect Mr. Sat Pal Khattar as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Quek Chee Hoon as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Timothy Teo Lai Wah as a          ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #6.: Re-appoint Mr. Goh Yong Hong as a                 ISSUER            YES             FOR                  FOR

Director of the Company to hold such office until the

 next AGM of the Company, who retires pursuant to

Section 153[6] of the Companies Act, Chapter 50

PROPOSAL #7.: Re-appoint Messrs. KPMG LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #8.a: Authorize the Directors to offer and          ISSUER            YES         AGAINST           AGAINST

grant options under the GuocoLand Limited Executives'

 Share Option Scheme 2008 [the 'Scheme'] and to allot

 and issue from time to time such number of shares in

 the Company as may be required to be issued pursuant

 to the exercise of options under the Scheme,

provided that the aggregate number of shares to be

issued when added to the number of shares issued and

transferred and issuable and transferrable in respect

 of all options under the Scheme, shall not exceed

15% of the total number of issued shares of the

Company [excluding treasury shares] on the day

preceding that date ['Scheme Limit'], provided that

for so long as the Company is a subsidiary of Guoco

Group Limited ['GGL'] and GGL is listed on the Hong

Kong Stock Exchange ['HKSE'] but subject always to

the Scheme Limit: [aa] the aggregate number of new

shares over which the Scheme committee may grant

options on any date, when added to the number of new

shares issued and issuable in respect of all options

granted under the Scheme, shall not exceed 10% of the

 total number of issued shares at the date that the

Scheme was approved by shareholders of the Company in

 a general meeting or was approved by the

shareholders of GGL in a general meeting, whichever

is the later, or such other limit as may be

prescribed or permitted by the HKSE from time to time

 ['HKSE Listing Rules Limit']; [bb] the HKSE Listing

Rules Limit may upon the approval of the shareholders

 of GGL where required, be exceeded or increased; and

 [cc] that the aggregate number of shares to be

offered to certain employees collectively and

individually during the duration of the Scheme

[subject to adjustments, if any, made under the

Scheme] shall not exceed such limits or [as the case

may be] sub-limits as may be prescribed in the Scheme

PROPOSAL #8.b: Authorize the Directors, that                       ISSUER            YES             FOR                  FOR

notwithstanding Resolution 8[a], pursuant to Section

161 of the Companies Act, Chapter 50, to issue shares

 in the Company at any time and upon such terms and

conditions and for such purposes as the Directors

may, in their absolute discretion deem fit, provided

that the aggregate number of shares to be issued

pursuant to this resolution does not exceed 10% of

the issued share capital of the Company for the time

PROPOSAL #8.C: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, for the purposes of the Companies Act,

Chapter 50 [the 'Companies Act'], to purchase or

otherwise acquire ordinary shares in the issued share

 capital of the Company ['Shares'] not exceeding in

aggregate of 10% of the issued ordinary share capital

 of the Company, at such price[s] as may be

determined by the Directors from time to time up to

the maximum price whether by way of: not exceeding 5%

 above the average of the closing market prices of

the shares over the 5 market days, on which

transactions in the shares were recorded, before the

day on which the market purchase was made by the

Company, and deemed to be adjusted for any Corporate

action that occurs after the relevant 5 market days

on the Singapore Exchange Securities Trading Limited

['SGX-ST']; and in the case of an Off-market purchase

 pursuant to an equal access scheme, 20% above the

average of the closing market prices of the shares

over the 5% market days on which transaction in

shares were recorded before the day on which the

Company makes an announcement of an offer under an

Off-Market purchase Scheme, effected otherwise than

on the SGX-ST in accordance with any equal access

scheme[s] as may be determined or formulated by the

Directors as they consider fit, which scheme[s] shall

 satisfy all the conditions prescribed by the

Companies Act, and otherwise in accordance with all

other laws and regulations and rules of the SGX-ST as

 may for the time being be applicable, generally and

unconditionally [the 'Share Purchase Mandate'];

[Authority expires on the earlier of: the date on

which the next AGM of the Company is held or the date

 by which the next AGM of the Company is required by

law to be held]; and the Directors of the Company

and/or any of them to complete and do all such acts

and things [including executing such documents as may

 be required] as they and/or he may consider

expedient or necessary to give effect to the

transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GVT HOLDING SA, CURITIBA

  TICKER:                  N/A                 CUSIP:   P5145T104

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to decide concerning the non-           ISSUER            YES             FOR                  FOR

application of Articles 43 and 44 of the Company's

Corporate bylaws, that deal with the protection of

the dispersion of the shareholder base, for

acquisitions of the Company's shares offer that have

the following characteristics: i) financial

liquidation will occur by 28 FEB 2010; ii) the price

to be paid will be a minimum of BRL 48.00 per share;

iii) the payment will be in cash; iv) the offeror A

must have financial capacity to acquire 100% of the

share capital of the Company for a minimum price of

BRL 48.00 per share, B must be an operator or

provider of fixed mobile or broad band telephone

services in Brazil or abroad directly or through

subsidiaries controlled or related Companies

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GVT HOLDING SA, CURITIBA

  TICKER:                  N/A                 CUSIP:   P5145T104

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the new composition of the                ISSUER            YES             FOR                  FOR

Board of Directors of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GVT HOLDING SA, CURITIBA

  TICKER:                  N/A                 CUSIP:   P5145T104

  MEETING DATE:      2/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the selection of an Appraiser          ISSUER            YES             FOR                  FOR

to prepare a valuation report for the shares of the

Company, for the joint purpose of a mandatory public

tender offer, resulting from the acquisition of

control, increase of share ownership interest,

delisting from the Novo Mercado of the BM and F

Bovespa and cancellation of the registration of the

Company as a publicly traded Company, by Vivend I

S.A. whose public tender offer is still subject to

approval by the securities commission CVM, in

accordance with the notices of material F act

released on 13 Nov 2009, and 08 Jan 2010, and in

accordance with the terms of Paragraph 1 of Article

51 of the Corporate Bylaws of the Company; the

Appraiser must be selected from among a list of three

 specialized Companies as decided by the Board of

Directors at a meeting on 03 Feb 2010; I) BNP

Paribas, Sao Paulo, Brazil, recommended by the Board

of Directors of the Company, considering the current

valuation report prepared for the registration, on 13

 Nov 2009, of the announcement of the beginning of

the public tender offer resulting from the

acquisition of the control of the Company by Vivendi

SA; II) Banco Itau BBA S.A, and III) HSBC Bank Brasil

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GVT HOLDING SA, CURITIBA

  TICKER:                  N/A                 CUSIP:   P5145T104

  MEETING DATE:      3/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the selection of an Appraiser          ISSUER            YES             FOR                  FOR

to prepare a valuation report for the shares of the

Company, for the joint purpose of a mandatory public

tender offer, resulting from the acquisition of

control, increase of share ownership interest,

delisting from the Novo Mercado of the BM and F

Bovespa and cancellation of the registration of the

Company as a publicly traded Company, by Vivend I

S.A. whose public tender offer is still subject to

approval by the securities commission CVM, in

accordance with the notices of material F act

released on 13 Nov 2009, and 08 Jan 2010, and in

accordance with the terms of Paragraph 1 of Article

51 of the Corporate Bylaws of the Company; the

Appraiser must be selected from among a list of three

 specialized Companies as decided by the Board of

Directors at a meeting on 03 Feb 2010; I) BNP

Paribas, Sao Paulo, Brazil, recommended by the Board

of Directors of the Company, considering the current

valuation report prepared for the registration, on 13

 Nov 2009, of the announcement of the beginning of

the public tender offer resulting from the

acquisition of the control of the Company by Vivendi

SA; II) Banco Itau BBA S.A, and III) HSBC Bank Brasil

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GVT HOLDING SA, CURITIBA

  TICKER:                  N/A                 CUSIP:   P5145T104

  MEETING DATE:      3/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the cancellation of the                       ISSUER            YES             FOR                  FOR

registration of the Company as a Publicly Traded

Company and the delisting of its shares from the Novo

 Mercado Listing Segment, CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GVT HOLDING SA, CURITIBA

  TICKER:                  N/A                 CUSIP:   P5145T104

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the administrators accounts,              ISSUER            YES             FOR                  FOR

discuss and vote on the financial statements

accompanied by the Independent Auditors report

regarding the FYE 31 DEC 2009

PROPOSAL #2: Election of the members of the Board of         ISSUER            YES         AGAINST           AGAINST

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GVT HOLDING SA, CURITIBA

  TICKER:                  N/A                 CUSIP:   P5145T104

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to decide regarding the proposal        ISSUER            YES             FOR                  FOR

 for the redemption of common shares issued by the

Company remaining in free float, in accordance with

the terms of Article 4, Paragraph 5, of the Brazilian

 Corporate Law and of Item 5.5 of the notice of

public tender for the acquisition of common shares of

 the Company, bearing in mind the disposition of

control of the Company, the increase of ownership

interest and, also, for the cancellation of the

registration of the Company, from here onward the

public tender offer, published on 26 MAR 2010, from

here onward the notice, bearing in mind that the

percentage of the shares in free float, after the

settlement of the public tender offer is less than

five percent of the total shares issued by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  GWA INTERNATIONAL LTD

  TICKER:                  N/A                 CUSIP:   Q4394K103

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Geoff McGrath as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Clause 10.3 of the Company's Constitution

PROPOSAL #2.: Re-elect Mr. David Barry as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in accordance with the

Clause 10.3 of the Company's Constitution

PROPOSAL #3.: Re-elect Mr. Darryl McDonough as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Clause 10.11 of the Company's Constitution

PROPOSAL #4.: Re-elect Mr. Richard Thornton as a                ISSUER            YES         AGAINST           AGAINST

Director of the Company, who retires in accordance

with the Clause 10.11 of the Company's Constitution

PROPOSAL #5.: Approve the remuneration report for the        ISSUER            YES         AGAINST           AGAINST

 YE 30 JUN 2009

PROPOSAL #6.: Approve, for the purpose of ASX Listing        ISSUER            YES             FOR                  FOR

 Rule 10.14, and all other purposes, to grant the

performance rights [incorporating the right to

acquire shares in the Company] to the Managing

Director, Mr. Peter Crowley, to a maximum value of

AUD 870,000 on the terms as specified and under the

GWA International Limited Long Term Incentive Plan

[LTIP] which is constituted and administrated in

accordance with the Rule of LTIP

PROPOSAL #7.: Approve, for the purpose of ASX Listing        ISSUER            YES             FOR                  FOR

 Rule 10.14, and all other purposes, to grant the

performance rights [incorporating the right to

acquire shares in the Company] to the Executive

Director, Mr. Richard Thornton, to a maximum value of

 AUD 90,400 on the terms as specified and under the

GWA International Limited Long Term Incentive Plan

[LTIP] which is constituted and administrated in

accordance with the Rule of LTIP

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  H&R BLOCK, INC.

  TICKER:                  HRB                 CUSIP:   093671105

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ALAN M. BENNETT           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: THOMAS M. BLOCH           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RICHARD C. BREEDEN      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT A. GERARD         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: LEN J. LAUER                ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DAVID B. LEWIS             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: TOM D. SEIP                  ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: L. EDWARD SHAW,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: RUSSELL P. SMYTH         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: CHRISTIANNA WOOD         ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AN ADVISORY PROPOSAL ON THE        ISSUER            YES             FOR                  FOR

 COMPANY'S EXECUTIVE PAY-FOR-PERFORMANCE COMPENSATION

 POLICIES AND PROCEDURES.

PROPOSAL #03: AMENDMENT TO THE 2003 LONG-TERM                     ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION PLAN TO INCREASE THE AGGREGATE

 NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

ACCOUNTANTS FOR THE FISCAL YEAR ENDING APRIL 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  H. LUNDBECK A/S

  TICKER:                  N/A                 CUSIP:   K4406L129

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report from the Supervisory         ISSUER             NO              N/A                  N/A

Board on the activities of the Company during the

previous year

PROPOSAL #2.1: Adopt the annual report                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Grant discharge to the Supervisory              ISSUER            YES             FOR                  FOR

Board and the Board Management from liability

PROPOSAL #3: Approve that dividends of 30% of the              ISSUER            YES             FOR                  FOR

profit for the year corresponding to DKK 3.07 per

share or a total amount of DKK 602m be distributed

for the FY 2009

PROPOSAL #4.I: Re-election of Per Wold-Olsen as a              ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.II: Re-election of Thorleif Krarup as a          ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.III: Re-election of Peter Kurstein as a          ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.IV: Re-election of Mats Pettersson as a          ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.V: Re-election of Jes Ostergaard as a              ISSUER            YES             FOR                  FOR

Member to the Supervisory Board

PROPOSAL #4.VI: Re-election of Egil Bodd as a Member         ISSUER            YES             FOR                  FOR

to the Supervisory Board

PROPOSAL #5: Re-appointment of Deloitte                               ISSUER            YES             FOR                  FOR

Statsautoriseret Revisionsaktieselskab as the State

Authorized Public Accountants

PROPOSAL #6.1.1: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

Editorial amendments - Articles 1.1, 1.2, 3.2, 4.5,

5.1, 5.6, 7.1, 9.2, 16.1, 3.2, 12.2 and 15.1 as

specified

PROPOSAL #6.1.2: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

the Company's objects - Article 2.1 as specified

PROPOSAL #6.1.3: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

mandatory amends (Danish Companies Act) - Articles

7.1, 7.2, 7.3, 10.1, 10.2 3rd and 4th sentence and

10.4 as specified

PROPOSAL #6.1.4: Amend the Articles of Association:          ISSUER            YES             FOR                  FOR

other amends (Danish Companies Act) - Articles 7.4,

10.5, 11.1 as specified

PROPOSAL #6.1.5: Amend the Articles of Association:          ISSUER            YES         AGAINST           AGAINST

the agenda of the AGM - Articles 8.1 b , 8.1 c  as

specified

PROPOSAL #6.2.1: PLEASE NOTE THAT THIS RESOLUTION IS         ISSUER            YES         AGAINST               FOR

A SHAREHOLDER PROPOSAL: Approve that the Supervisory

board is ordered not to let H. Lundbeck A/S or its

subsidiaries vote for or give proxy to elect or re-

elect Board Members in the other Companies if such

candidates have been publicly prosecuted for

misleading shareholders, this shall apply regardless

of whether H. Lundbeck A/S is only a minority

shareholder and regardless of whether the prosecution

 was made by a European or US authority and

regardless of whether the prosecution was made

PROPOSAL #6.2.2: PLEASE NOTE THAT THIS RESOLUTION IS         ISSUER            YES         AGAINST               FOR

A SHAREHOLDER PROPOSAL: Approve that the Supervisory

Board is ordered within 14 days from receipt of

information to the effect that matters referred to in

 proposal 1 have occurred nonetheless, even if this

is before the proposal is adopted, to attempt to

reverse the decision, if necessary by a court order

PROPOSAL #6.3: Authorize the Supervisory Board until         ISSUER            YES         AGAINST           AGAINST

the next AGM to let the Company acquire treasury

shares with a total nominal value of up to 10% of the

 share capital in accordance with the applicable

legislation, the purchase price of the shares in

question may not deviate by more than 10% from the

price quoted on the NASDAQ OMX Copenhagen A/S on the

date of acquisition

PROPOSAL #6.4: Authorize the Chairman of the general         ISSUER            YES             FOR                  FOR

meeting to make such changes in supplements to the

matters adopted at the general meeting and the

notification to the Danish commerce and Companies

Agency as may be requested by the Commerce and

Companies Agency in connection with its registration

of the amendments made

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  H.J. HEINZ COMPANY

  TICKER:                  HNZ                 CUSIP:   423074103

  MEETING DATE:      8/12/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: W.R. JOHNSON                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: C.E. BUNCH                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: L.S. COLEMAN, JR.        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J.G. DROSDICK               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: E.E. HOLIDAY                ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: C. KENDLE                      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: D.R. O'HARE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: N. PELTZ                       ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: D.H. REILLEY                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: L.C. SWANN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: T.J. USHER                    ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: M.F. WEINSTEIN             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED         ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: AMENDMENT OF BY-LAWS TO ADD RIGHT OF            ISSUER            YES             FOR                  FOR

HOLDERS OF 25% OF VOTING POWER TO CALL SPECIAL

MEETING OF SHAREHOLDERS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  H2O RETAILING CORPORATION

  TICKER:                  N/A                 CUSIP:   J2358J102

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HACI OMER SABANCI HLDG S A

  TICKER:                  N/A                 CUSIP:   M8223R100

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and elect the Chairmanship                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Authorize the Chairmanship to sign the         ISSUER             NO              N/A                  N/A

minutes of the assembly

PROPOSAL #3.: Authorize the Members of the Board of          ISSUER             NO              N/A                  N/A

Directors to take over the shares of Akbank Turk A.S

and Avivasa Emeklilik Ve Hayat A.S. which are on the

portfolio of affiliates of AK Sigorta Anonim Sirketi

as well as of shares Akbank Turk A.S. which are on

the portfolio of affiliates of Exsa Export Sanayi

Mamaulleri Satis Ve Arastirma Anonim Sirketi as

capital in kind by means of partial split and to hold

 meetings with the said Companies Board of Directors,

 to prepare and to sign agreements in order to ensure

 the mentioned transfer

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HACI OMER SABANCI HLDG S A

  TICKER:                  N/A                 CUSIP:   M8223R100

  MEETING DATE:      1/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and forming the Presidency of            ISSUER             NO              N/A                  N/A

the Board

PROPOSAL #2: Authorize the Board Members to sign the         ISSUER             NO              N/A                  N/A

minutes of the meeting

PROPOSAL #3: Approve to discuss the balance report            ISSUER             NO              N/A                  N/A

dated 30 JUN 2009

PROPOSAL #4: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 the report of the Expert Group

PROPOSAL #5: Approve the Repartition Agreement                   ISSUER             NO              N/A                  N/A

between Aksigorta A.S. and Akbank T A.S. and Avivasa

Emeklilik Ve Hayat A.S.

PROPOSAL #6: Approve the Repartition Agreement                   ISSUER             NO              N/A                  N/A

between Akbank T.A.S. and Eksa Export San. Mamulleri

Satis Ve Arastirma A.S.

PROPOSAL #7: Approve to determine the transfer of              ISSUER             NO              N/A                  N/A

shares of Akbank T.A.S. and Avivasa Emeklilik Ve

Hayat A.S. of Aksigorta A.S

PROPOSAL #8: Approve to determine the transfer of              ISSUER             NO              N/A                  N/A

shares of Akbank T.A.S. of Eksa export Sanayi

Mamulleri Satis Ve Arastirma A.S.

PROPOSAL #9: Approve to determine the dividend                   ISSUER             NO              N/A                  N/A

payment rights of shareholders other than Haci Omer

Sabanci Holding A.S.

PROPOSAL #10: Amend Item 10 of Articles of Association      ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HACI OMER SABANCI HLDG S A

  TICKER:                  N/A                 CUSIP:   M8223R100

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the Chairmanship        ISSUER             NO              N/A                  N/A

PROPOSAL #2: Grant authority to the chairmanship to          ISSUER             NO              N/A                  N/A

sign the minutes of the assembly

PROPOSAL #3: Reading and discussion of the Board of          ISSUER             NO              N/A                  N/A

Directors' activity report and Auditors' report with

respect to the operations and accounts of year 2009

PROPOSAL #4: Giving information to the shareholders          ISSUER             NO              N/A                  N/A

about the donations given across the year 2009

PROPOSAL #5: Ratify the balance sheet and profit and         ISSUER             NO              N/A                  N/A

loss statement of year 2009; consideration and taking

 decision on the proposal concerning the distribution

 of profit

PROPOSAL #6: Grant discharge of the Board Members and        ISSUER             NO              N/A                  N/A

 Auditors separately with respect to the Company's

activities in year 2009

PROPOSAL #7: Election of the Members of the Board of         ISSUER             NO              N/A                  N/A

Directors and determination of their term in office

and of their remuneration

PROPOSAL #8: Ratify the independent external auditing        ISSUER             NO              N/A                  N/A

 Company elected by Board of Directors

PROPOSAL #9: Authorize the Members of the Board of            ISSUER             NO              N/A                  N/A

Directors to participate in activities indicated in

the Articles 334 and 335 of the Turkish Trade Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAINAN AIRLINES COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y2981E101

  MEETING DATE:      9/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the nomination of Independent          ISSUER            YES             FOR                  FOR

Director Candidates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAINAN AIRLINES COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y2981E101

  MEETING DATE:      11/6/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the termination of the                       ISSUER            YES             FOR                  FOR

acquisition of a Company's equity

PROPOSAL #2.: Approve the Supplementary Agreement on         ISSUER            YES             FOR                  FOR

a Company's equity transfer to be signed with a

PROPOSAL #3.: Approve the guarantee for the Company's        ISSUER            YES         ABSTAIN           AGAINST

 controlling subsidiary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAINAN AIRLINES COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y2981E101

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the transfer of 6         ISSUER            YES             FOR                  FOR

Old Airplanes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAINAN AIRLINES COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y2981E101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the change in the         ISSUER            YES             FOR                  FOR

use of raised funds

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAINAN AIRLINES COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y2981E101

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #2: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of directors

PROPOSAL #3: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #4: Receive the 2009 financial report and            ISSUER            YES             FOR                  FOR

2010 financial plan

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan the detailed profit distribution plan are cash

dividend/10 shares (tax included): CNY 0.0000 2)bonus

 issue from profit (share/10 shares): none 3)bonus

issue from capital reserve (share/10 shares): none

PROPOSAL #6: Approve the remuneration distribution            ISSUER            YES             FOR                  FOR

plan for Directors, Supervisors and the Senior

Management

PROPOSAL #7: Re-appointment of audit firm and payment        ISSUER            YES             FOR                  FOR

 of the audit fee

PROPOSAL #8: Approve the routine production connected        ISSUER            YES             FOR                  FOR

 transactions report to be signed with related parties

PROPOSAL #9: Approve the 2010 mutual guarantee quota         ISSUER            YES             FOR                  FOR

between the company and controlled subsidiary

PROPOSAL #10: Approve the 2010 mutual guarantee quota        ISSUER            YES             FOR                  FOR

 between the company and related parties

PROPOSAL #11: Approve the capital expansion in a                ISSUER            YES             FOR                  FOR

Company

PROPOSAL #12: Approve the 2010 aircraft introduction         ISSUER            YES             FOR                  FOR

plan

PROPOSAL #13: Approve the change of Directors                      ISSUER            YES             FOR                  FOR

PROPOSAL #14: Approve the change of Supervisors                  ISSUER            YES             FOR                  FOR

PROPOSAL #15.: Amend the company's Articles of                   ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAKUHODO DY HOLDINGS INCORPORATED

  TICKER:                  N/A                 CUSIP:   J19174101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors and Corporate Auditors

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  ISSUER:                  HALLA CLIMATE CONTROL CORPORATION, TAEJON

  TICKER:                  N/A                 CUSIP:   Y29874107

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of Yongju Sin, Sukdong Won,              ISSUER            YES             FOR                  FOR

Robert C.Perlash (External)Manki Baek & David M.Roden

 as the Directors

PROPOSAL #3: Election of Hyunduk Lee as the Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the remuneration for the Auditor        ISSUER            YES             FOR                  FOR

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  ISSUER:                  HALLIBURTON COMPANY

  TICKER:                  HAL                 CUSIP:   406216101

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: A.M. BENNETT                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: J.R. BOYD                      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M. CARROLL                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: N.K. DICCIANI               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: S.M. GILLIS                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: J.T. HACKETT                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: D.J. LESAR                    ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: R.A. MALONE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: J.L. MARTIN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: D.L. REED                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL FOR RATIFICATION OF THE                   ISSUER            YES             FOR                  FOR

SELECTION OF AUDITORS.

PROPOSAL #03: PROPOSAL ON HUMAN RIGHTS POLICY.                SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #04: PROPOSAL ON POLITICAL CONTRIBUTIONS.         SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #05: PROPOSAL ON EXECUTIVE COMPENSATION           SHAREHOLDER        YES         AGAINST               FOR

POLICIES.

PROPOSAL #06: PROPOSAL ON SPECIAL SHAREOWNER MEETINGS.  SHAREHOLDER        YES         AGAINST               FOR

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  ISSUER:                  HAMAMATSU PHOTONICS K.K.

  TICKER:                  N/A                 CUSIP:   J18270108

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Corporate Auditors

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  ISSUER:                  HAMBURGER HAFEN UND LOGISTIK AG, HAMBURG

  TICKER:                  N/A                 CUSIP:   D3211S103

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements, the group annual report,

and the reports pursuant to Sections 289(4) and

315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 109,899,915.10 as

follows: Payment of a dividend of EUR 0.40 per Class

A share and EUR 1 per Class'S share, the residual

amounts of EUR 71,616,066.80 and EUR 7,589,217.90

shall be carried forward Ex-dividend and payable

date: 17 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the new compensation system        ISSUER            YES         AGAINST           AGAINST

 for the Board of Managing Directors

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: KPMG AG, Hamburg

PROPOSAL #7.a: Acquisition of own shares, the Company        ISSUER            YES             FOR                  FOR

 shall be authorized to acquire own Class A shares of

 up to 10% of the Class A share capital, at prices

not deviating more than 10% from the market price of

the shares, on or before 15 DEC 2011, the Board of

Managing Directors shall be authorized to dispose of

the shares in a manner other than through the stock

exchange or by way of a rights offering if the shares

 are sold at a price not materially below their

market price, to use the shares for acquisition

purposes or as employee shares, and to retire the

PROPOSAL #7.b: Separate resolution of the holders of         ISSUER            YES             FOR                  FOR

Class A shares on the acquisition of own Class A

shares as per item 7a

PROPOSAL #7.c: Separate resolution of the holders of         ISSUER             NO              N/A                  N/A

Class'S shares on the acquisition of own Class A

shares as per item 7a

PROPOSAL #8.a: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the articles of association, the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to issue registered

 and/or bearer bonds of up to EUR 400,000,000

conferring conversion and/or option rights for Class

A shares of the company, on or before 15 JUN 2013,

Shareholders shall be granted subscription rights

except for residual amounts, for the granting of such

 rights to holders of conversion or option rights,

and for the issue of bonds conferring conversion

and/or option rights for shares of the company of up

to 10% of the share capital at a price not materially

 below their theoretical market value, the Company's

share capital shall be increased accordingly by up to

 EUR 6,900,000 through the issue of up to 6,900,000

new registered Class A shares, insofar as conversion

and/or option rights are exercised

PROPOSAL #8.b: Separate resolution of the holders of         ISSUER            YES             FOR                  FOR

Class A shares on the authorization to issue

convertible and/or warrant bonds, the creation of

contingent capital, and the corresponding amendment

to the articles of association as per item 8a

PROPOSAL #8.c: Separate resolution of the holders of         ISSUER             NO              N/A                  N/A

Class'S shares on the authorization to issue

convertible and/or warrant bonds, the creation of

contingent capital, and the corresponding amendment

to the articles of association as per item 8a

PROPOSAL #9.: Approval of the profit transfer                     ISSUER            YES             FOR                  FOR

agreement with the Company's wholly-owned subsidiary,

 HHLA Energiehandelsgesellschaft mbH, effective for a

 period of at least five years

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association: a) Section 11(2)2 shall be deleted from

the Articles of Association, b) Section 18(1) shall

be amended in respect of the shareholders meeting

being held at the seat of the Company, in another

major German city, or at the domicile of a German

Stock exchange on which the shares of the Company are

 listed, c) Section 21(1)2 shall be deleted from the

Articles of Association, d) Section 18(4) shall be

amended in respect of the shareholders meeting being

convened at least 30 days prior to the meeting, e)

Section 19(1) shall be amended in respect of

shareholders being entitled to participate in and

vote at the shareholders, meeting if they are entered

 in the Company's share register and register with

the Company by the sixth day prior to the meeting, f)

 Section 20(3) shall be appended in respect of the

Board of Managing Directors being authorized to allow

 shareholders to exercise their voting rights in

writing or electronically (absentee voting), g)

Section 21(5) shall be amended in respect of the

Board Managing Directors having the power to allow

the audiovisual transmission of the shareholders

meeting, h) Section 23 shall be amended in respect of

 the minutes of the shareholders meeting being signed

 by the notary

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  ISSUER:                  HAMMERSON PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G4273Q107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors annual report and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect David Atkins as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect David  Edmonds as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Jacques Espinasse as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-elect John Hirst as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Simon Melliss as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #8: Election of Terry Duddy as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint the Auditors, Deloitte LLP             ISSUER            YES             FOR                  FOR

PROPOSAL #10: Authorize the Directors to agree the            ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #11: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

securities, pursuant to section 551 of the Companies

Act 2006

PROPOSAL #S.12: Approve to empower the Directors                ISSUER            YES             FOR                  FOR

pursuant to sections 570 and 573 of the Companies Act

 2006 to allot equity securities as though section 56

 1  of that Act did not apply to such allotment

PROPOSAL #S.13: Authorize the market purchases by the        ISSUER            YES             FOR                  FOR

 company of its shares

PROPOSAL #S.14: Authorize the Company to hold General        ISSUER            YES             FOR                  FOR

 Meetings  other than AGM's  of 14days notice

PROPOSAL #S.15: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

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  ISSUER:                  HANA FINANCIAL GROUP INC, SEOUL

  TICKER:                  N/A                 CUSIP:   Y29975102

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet and income              ISSUER            YES             FOR                  FOR

statement

PROPOSAL #2: Approve the proposed disposition of                ISSUER            YES             FOR                  FOR

retained earnings

PROPOSAL #3: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Election of Jeong Haewang, Jeong                 ISSUER            YES             FOR                  FOR

Kwangsun and Choi Kyungkyu as the External

PROPOSAL #4.2: Election of the Members of Audit                 ISSUER            YES             FOR                  FOR

Committee who are External Directors

PROPOSAL #5: Approve the remuneration limit for the          ISSUER            YES             FOR                  FOR

Directors

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  ISSUER:                  HANG LUNG GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y30148111

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the financial                 ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and the

Auditors for the YE 30 JUN 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Re-elect Ms. Laura Lok Yee Chen as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.b: Re-elect Dr. York Liao as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.c: Re-elect Mr. Shang Shing Yin as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.d: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' fees

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the         ISSUER            YES             FOR                  FOR

Company and authorize the Directors to fix the

Auditors' remuneration

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to purchase shares in the capital of the Company,

during the relevant period, the aggregate nominal

amount of shares of the Company which may be

purchased by the Company on the Stock Exchange of

Hong Kong Limited [the Stock Exchange] or any other

stock exchange recognized for this purpose by the

Securities and Futures Commission and The Stock

Exchange under the Hong Kong Code on share

repurchases pursuant to the approval in this

resolution, shall not exceed 10% of the aggregate

nominal amount of the share capital of the Company in

 issue at the date of passing of this resolution; and

 [Authority expires the earlier of the conclusion of

the next meeting of the Company or the expiration of

the period within which the next AGM of the Company

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 pursuant to Section 57B of the Companies Ordinance,

during the relevant period [as specified in

Resolution 5 in the notice of the Meeting], to allot,

 issue and deal with additional shares in the capital

 of the Company and to allot, issue or grant

securities convertible into shares in the capital of

the Company or options, warrants or similar rights to

 subscribe for any such shares or such convertible

securities and to make or grant offers, agreements

and options, not exceeding the aggregate of: a) 20%

of the aggregate nominal amount of the share capital

of the Company in issue at the date of passing this

resolution plus; b) if the Directors are so

authorized by a separate ordinary resolution of the

shareholders of the Company set out as Resolution 7

in the notice of the meeting, the nominal amount of

share capital repurchased by the Company subsequent

to the passing of this resolution, up to maximum

equivalent to 10% of the aggregate nominal amount of

the share capital of the Company in issue at the date

 of passing of this resolution, otherwise than

pursuant to: i) a rights issue [as specified]; or ii)

 the exercise of rights of subscription or conversion

 under the terms of any warrants issued by the

Company or any securities which are convertible into

the shares of the Company; iii) any Option Scheme or

similar arrangement for the time being adopted for

the grant or issue of shares or rights to acquire

shares of the Company or iv) any scrip dividend or

similar arrangement providing for the allotment of

shares in lieu of the whole or part of a dividend on

shares of the Company in accordance with the Articles

 of Association of the Company; and [Authority

expires the earlier of the conclusion of the next

meeting of the Company or the expiration of the

period within which the next AGM of the Company is to

PROPOSAL #7.: Authorize the Directors of the Company         ISSUER            YES         AGAINST           AGAINST

to exercise the powers of the Company referred in

Resolution No.6 in the notice of the meeting in

respect of the share capital of the Company referred

in such resolution

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  ISSUER:                  HANG LUNG PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   Y30166105

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and reports of the Directors and Auditors

for the YE 30 JUN 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-elect Mr. Ronald Joseph Arculli as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.B: Re-elect Ms. Laura Lok Yee Chen as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.C: Re-elect Prof. Pak Wai Liu as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.D: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' fees

PROPOSAL #4.: Re-appoint KPMG as the Auditors of the         ISSUER            YES             FOR                  FOR

Company and authorize the Directors to fix the

Auditors' remuneration

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 during the Relevant Period [as specified] of all the

 powers of the Company to purchase shares in the

capital of the Company; the aggregate nominal amount

of shares of the Company which may be purchased by

the Company on The Stock Exchange of Hong Kong

Limited [the Stock Exchange] or on any other Stock

Exchange recognized for this purpose by the

Securities and Futures Commission and the Stock

Exchange under the Hong Kong Code on Share

Repurchases pursuant to the approval in this

resolution above shall not exceed 10% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of passing this

resolution, and the said approval shall be limited

accordingly; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 pursuant to Section 57B of the Companies Ordinance,

during the Relevant Period [as specified in this

Resolution 5 in the notice of the Meeting] of all the

 powers of the Company to allot, issue and deal with

additional shares in the capital of the Company and

to allot, issue or grant securities convertible into

shares in the capital of the Company or options,

warrants or similar rights to subscribe for any such

shares or such convertible securities and to make or

grant offers, agreements and options which might

require the exercise of such powers; and during the

Relevant Period to allot, issue or grant securities

convertible into shares in the capital of the Company

 and to make or grant offers, agreements and options

which might require the exercise of such powers after

 the end of the Relevant Period; the aggregate

nominal amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

[whether pursuant to an option or otherwise] by the

Directors of the Company pursuant to the approval in

this resolution above, otherwise than pursuant to: i)

 a rights issue [as specified], ii) the exercise of

rights of subscription or conversion under the terms

of any warrants issued by the Company or any

securities which are convertible into shares of the

Company, iii) any option scheme or similar

arrangement for the time being adopted for the grant

or issue of shares or rights to acquire shares of the

 Company, or iv) any scrip dividend or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend on shares of

the Company in accordance with the articles of

association of the Company, shall not exceed the

aggregate of 20% of the aggregate nominal amount of

the share capital of the Company in issue at the date

 of passing this Resolution plus if the Directors are

 so authorized by a separate ordinary resolution of

the shareholders of the Company set out as Resolution

 7 in the notice of the Meeting, the nominal amount

of the share capital of the Company repurchased by

the Company subsequent to the passing of this

resolution, up to a maximum equivalent to 10% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of passing this

resolution, and the said approval shall be limited

accordingly; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by law to be held]

PROPOSAL #7.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 to exercise the powers of the Company referred in

the resolution set out as Resolution 6 in the notice

of the meeting in respect of the share capital of the

 Company of such resolution

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  ISSUER:                  HANG SENG BANK LTD

  TICKER:                  N/A                 CUSIP:   Y30327103

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and the Auditors

for the YE 31 DEC 2009

PROPOSAL #2.a: Re-elect Dr. John C.C. Chan as a                 ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #2.b: Re-elect Mr. William W. Leung as a              ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #2.c: Re-elect Dr. Eric K.C. Li as a                     ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #2.d: Re-elect Dr. Vincent H.S. Lo as a                ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #2.e: Re-elect Mr. Iain J. Mackay as a                 ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #2.f: Re-elect Mrs. Dorothy K.Y.P. Sit as a         ISSUER            YES             FOR                  FOR

Director, who retires

PROPOSAL #3: Re-appoint KPMG as the Auditors and                ISSUER            YES             FOR                  FOR

authorize the Directors of the Company to fix their

remuneration

PROPOSAL #4: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

to purchase shares of the Company during the relevant

 period, not exceeding 10% of the aggregate nominal

amount of the issued share capital on the Stock

Exchange of Hong Kong Limited or any other Stock

Exchange recognized by the Securities and Futures

Commission of Hong Kong and the Stock Exchange of the

 Hong Kong Limited under the Hong Kong Code on share

repurchases;  Authority expires the earlier of the

conclusion of the next AGM or the expiration of the

period within which the next AGM of the Company is

required by the Companies Ordinance to be held

PROPOSAL #5: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 57B of the Companies Ordinance,

to allot, issue and deal with additional shares in

the capital of the Company and make or grant offers,

agreements and options during and after the relevant

period, not exceeding where the shares to be allotted

 wholly for cash, 5% and in any event 20% of the

aggregate nominal amount of the share capital of the

Company, otherwise than pursuant to i) a rights

issue; or ii) the exercise of rights of subscription

or conversion under the terms of any warrants issued

by the Company or any securities which are

convertible into shares of the Company; or iii) the

exercise of options or similar arrangement; or iv)

any scrip dividend or similar arrangement; Authority

expires the earlier of the conclusion of the next AGM

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  ISSUER:                  HANJIN HEAVY INDUSTRIES & CONSTRUCTION CO LTD

  TICKER:                  N/A                 CUSIP:   Y3052L107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment  to                   ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of one Inside Director and                ISSUER            YES         AGAINST           AGAINST

Messrs. Ukeun Im, Jeongtaek Sin, Yeongsup

PROPOSAL #4: Election of Messrs. Ukeun Kim and                   ISSUER            YES             FOR                  FOR

Youngsup Kim as Members of the Audit

PROPOSAL #5: Approve the limit of remuneration  for          ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANJIN SHIPPING CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3053E102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement: balance        ISSUER            YES             FOR                  FOR

 sheet, income statement, the proposed disposition of

 accumulated deficit

PROPOSAL #2: Election of Member of Audit Committee            ISSUER            YES             FOR                  FOR

Candidate: Yoon Heonduk

PROPOSAL #3: Approve the remuneration limit for the          ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANJIN SHIPPING CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3053K108

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin off including changes         ISSUER            YES             FOR                  FOR

of Articles of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANJIN SHIPPING HOLDINGS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3053K108

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement: balance        ISSUER            YES             FOR                  FOR

 sheet, income statement, the proposed disposition of

 retained earning

PROPOSAL #2: Election of Choi Eunyoung, Cho Yongmin          ISSUER            YES             FOR                  FOR

as a External Candidate: Kim Chankil,

PROPOSAL #3: Election of Kim Chankil, Oh Yongkuk, Seo        ISSUER            YES             FOR                  FOR

 Dongwoo as a Member of Audit

PROPOSAL #4: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANKOOK TIRE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y30587102

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Yang Rae Cho, Seung Hwa Seo         ISSUER            YES             FOR                  FOR

and Hyun Sik Cho as the Director

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANKYU HANSHIN HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J18439109

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                     ISSUER            YES             FOR                  FOR

Electronic Systems for Public Notifications, Adopt

Reduction of Liability System for Outside Directors

and Outside  Auditors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANNOVER RUECKVERSICHERUNG AG, HANNOVER

  TICKER:                  N/A                 CUSIP:   D3015J135

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements and annual report, and the report

pursuant to Sections 289[4] and 315[4] of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 259,000,000 as follows:

Payment of a dividend of EUR 2.10 per share EUR

5,746,018.60 shall be carried forward ex-dividend and

 payable date: 05 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act [ARUG] a) Section 4

shall be amended in respect of the company

transmitting information to registered shareholders

by electronic means, b) Section 13[2] shall be

amended in respect of the shareholders; meeting being

 announced at least 36 days in advance, c) Section

14[1] shall be revised in respect of participation in

 shareholders meetings being contingent upon entry in

 the share register and notification of the intention

 to attend the meeting at least six days in advance

PROPOSAL #6.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Board of Managing Directors shall be authorized,

with the consent of the Supervisory Board, to acquire

 own shares of up to 10% of the Company's share

capital at prices not deviating more than 10% from

the market price of the shares, on or before 03 MAY

2015, the Board of Managing Directors shall be

authorized to retire the shares

PROPOSAL #7.: Authorization of the Board of Managing         ISSUER            YES             FOR                  FOR

Directors to dispose of the shares in a manner other

than through the Stock Exchange or a rights offering,

 the Board of Managing Directors shall be authorized

to sell own shares to institutional investors or to

third parties for acquisition purposes, at a price

not materially be low the market price of the shares

PROPOSAL #8.: Resolution on the creation of new                 ISSUER            YES         AGAINST           AGAINST

authorized capital, and the corresponding amendments

to the Articles of Association, the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 60,298,567 through the issue of new

registered shares against payment in cash and/or

kind, on or before 03 MAY 2015 [authorized capital

2010/I], shareholders shall be granted subscription

rights, except for residual amounts, for the granting

 of subscription rights to holders of conversion and

option rights, for the issue of shares at a price not

 materially below their market price, and for the

issue of shares against payment in kind

PROPOSAL #9.: Authorization to use a portion of the          ISSUER            YES         AGAINST           AGAINST

authorized capital to issue employee shares, and the

corresponding amendments to the Articles of

Association, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to utilize EUR 1,000,000 of the authorized

capital for the issue of new registered shares to

employees, excluding shareholders. subscription rights

PROPOSAL #10.: Approval of the Compensation System            ISSUER            YES         AGAINST           AGAINST

for the Board of Managing Directors, to be explained

in detail at the shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANNSTAR DISPLAY CORP

  TICKER:                  N/A                 CUSIP:   Y3062S100

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 financial statements for                ISSUER             NO              N/A                  N/A

listing asset impairments

PROPOSAL #A.2: The status of investment in People's          ISSUER             NO              N/A                  N/A

Republic of China

PROPOSAL #A.3: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the distribution of 2009                 ISSUER            YES             FOR                  FOR

profits or offsetting deficit

PROPOSAL #B.3: Approve the capital injection by                 ISSUER            YES             FOR                  FOR

issuing new shares via private placement

PROPOSAL #B.4: Approve the capital injection by                 ISSUER            YES             FOR                  FOR

issuing new shares

PROPOSAL #B.5: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.6: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANWHA CHEMICAL CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3065K104

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 36th balance sheet, income         ISSUER            YES             FOR                  FOR

statement and the proposed disposition of retained

earning

PROPOSAL #2.: Amend the Articles of incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Election of Gijoon Hong as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve the limit of remuneration for          ISSUER            YES         AGAINST           AGAINST

the Directors and of the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HANWHA CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3065M100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2: Approval the partial amendment to the            ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of an Non-Executive Director             ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of an Audit Committee Member             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES         AGAINST           AGAINST

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARBIN POWER EQUIPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y30683109

  MEETING DATE:      12/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Gong Jing-kun as an                     ISSUER            YES             FOR                  FOR

Executive Director of the sixth session Director

meeting of the Company

PROPOSAL #2.: Appoint Mr. Zou Lei as an Executive              ISSUER            YES             FOR                  FOR

Director of the sixth session Director meeting of the

 Company

PROPOSAL #3.: Appoint Mr. Duan Hong-yi as an                       ISSUER            YES             FOR                  FOR

Executive Director of the sixth session Director

meeting of the Company

PROPOSAL #4.: Appoint Mr. Shang Zhong-fu as an                   ISSUER            YES             FOR                  FOR

Executive Director of the sixth session Director

meeting of the Company

PROPOSAL #5.: Appoint Mr. Wu Wei-zhang as an                       ISSUER            YES             FOR                  FOR

Executive Director of the sixth session Director

meeting of the Company

PROPOSAL #6.: Appoint Mr. Sun Chang-ji as an                       ISSUER            YES             FOR                  FOR

Independent Director of the sixth session Director

meeting of the Company

PROPOSAL #7.: Appoint Mr. Jia Cheng-bing as an                   ISSUER            YES             FOR                  FOR

Independent Director of the sixth session Director

meeting of the Company

PROPOSAL #8.: Appoint Ms. Li He-jun as an Independent        ISSUER            YES             FOR                  FOR

 Director of the sixth session Director meeting of

the Company

PROPOSAL #9.: Appoint Mr. Yu Bo as an Independent              ISSUER            YES             FOR                  FOR

Director of the sixth session Director meeting of the

 Company

PROPOSAL #10.: Appoint Mr. Liu Deng-qing as an                   ISSUER            YES             FOR                  FOR

Independent Director of the sixth session Director

meeting of the Company

PROPOSAL #11.: Appoint Mr. Wang Zhi-sen as a                       ISSUER            YES             FOR                  FOR

Supervisor representing shareholders of the sixth

session Supervisor meeting of the Company

PROPOSAL #12.: Appoint Mr. Chen Guang as Supervisor          ISSUER            YES             FOR                  FOR

representing shareholders of the sixth session

Supervisor meeting of the Company

PROPOSAL #13.: Appoint Mr. Xu Er-ming as an                        ISSUER            YES             FOR                  FOR

Independent Supervisor of the sixth session

Supervisor meeting of the Company

PROPOSAL #14.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #15.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to appoint any person to fill in a casual

 vacancy in the Board of Directors or as an

Additional Director, the term of office to expire at

the conclusion of the next following AGM of the

PROPOSAL #S.2: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company to determine the appointment of Auditors

and to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARBIN PWR EQUIP LTD

  TICKER:                  N/A                 CUSIP:   Y30683109

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Directors of          ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the audited accounts and the              ISSUER            YES             FOR                  FOR

Auditor's report of the Company for the period from

01 JAN 2009 to 31 DEC 2009

PROPOSAL #4: Declare the 2009 dividend of RMB 0.068          ISSUER            YES             FOR                  FOR

per share

PROPOSAL #5: Authorize the Board of Directors of the         ISSUER            YES             FOR                  FOR

Company to appoint any person to fill in a casual

vacancy in the Board of Directors or as an additional

 Director, his term of office expire at the next

general meeting of the Company

PROPOSAL #6: Authorize the Board of Directors of the         ISSUER            YES             FOR                  FOR

Company to determine the appointment of the Auditors

and authorize the Board of Directors of the Company

to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARBIN PWR EQUIP LTD

  TICKER:                  N/A                 CUSIP:   Y30683109

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the transactions contemplated            ISSUER            YES         ABSTAIN           AGAINST

under the financial services framework agreement

entered into between the Company and [Harbin Electric

 Corporation] on 9 APR 2010 [the Financial Services

Framework Agreement, as specified] and the annual

caps for each of the 3 year ending 31 DEC 2010, 2011

and 2012 in respect of the receipt of depository

services by the Company and its subsidiaries from [HE

 Finance Company Limited] in accordance with the

terms of the Financial Services Framework Agreement;

and authorize the Directors of the Company  to take

all actions and execute all documents which they deem

 necessary, desirable or appropriate in order to

implement or give effect to the Financial Services

Framework Agreement and transactions contemplated

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAREL INSURANCE INVESTMENTS & FINANCIAL SERVICES L

  TICKER:                  N/A                 CUSIP:   M52635105

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES         ABSTAIN           AGAINST

the Directors report for the year 2008

PROPOSAL #2.: Re-appoint the Officiating Directors            ISSUER            YES         ABSTAIN           AGAINST

Messrs. Yair Hamburger (Chairman), Gideon Hamburger,

Yoav Manor, Uri Slonim, Yosef Tsahanover, Leora

Hadar, Doron Cohen, Ariel Kor, Ben Hamburger; the

external Directors continue in Office by provision of

PROPOSAL #3.: Re-appoint the Accountant-Auditors and         ISSUER            YES         ABSTAIN           AGAINST

authorize the Board to fix their remuneration

PROPOSAL #4.: Approve to increase the current D&O              ISSUER            YES         ABSTAIN           AGAINST

insurance cover by USD 30 million [total cover after

increase USD 100 million] for an increase of USD

250,000 in the premium [total increased premium USD

750,000] and the continuation of insurance cover

during 4 more years in an amount of up to USD 125

million for an annual premium of up to USD 1 million

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARLEY-DAVIDSON, INC.

  TICKER:                  HOG                 CUSIP:   412822108

  MEETING DATE:      4/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BARRY K. ALLEN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD I. BEATTIE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JUDSON C. GREEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N. THOMAS LINEBARGER                           ISSUER            YES             FOR                  FOR

PROPOSAL #1: APPROVAL OF AMENDMENTS TO THE HARLEY-             ISSUER            YES             FOR                  FOR

DAVIDSON, INC. RESTATED ARTICLES OF INCORPORATION TO

ELIMINATE THE CLASSIFIED BOARD STRUCTURE AND APPROVAL

 OF AN ADJOURNMENT OF THE ANNUAL MEETING TO IMPLEMENT

 THE AMENDMENTS.

PROPOSAL #2: APPROVAL OF THE HARLEY-DAVIDSON, INC.            ISSUER            YES             FOR                  FOR

EMPLOYEE INCENTIVE PLAN.

PROPOSAL #3: APPROVAL OF THE AMENDED AND RESTATED              ISSUER            YES             FOR                  FOR

HARLEY-DAVIDSON, INC. DIRECTOR STOCK PLAN.

PROPOSAL #4: RATIFICATION OF SELECTION OF ERNST &              ISSUER            YES             FOR                  FOR

YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM, TO BE THE AUDITORS.

PROPOSAL #5: SHAREHOLDER PROPOSAL TO ADOPT SIMPLE          SHAREHOLDER        YES             FOR               AGAINST

MAJORITY VOTE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARMAN INTERNATIONAL INDUSTRIES, INC.

  TICKER:                  HAR                 CUSIP:   413086109

  MEETING DATE:      12/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DINESH C. PALIWAL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD H. MEYER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY G. STEEL                                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARMONY GOLD MINING CO LTD, JOHANNESBURG

  TICKER:                  N/A                 CUSIP:   S34320101

  MEETING DATE:      11/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements          ISSUER            YES             FOR                  FOR

for the FY 2009

PROPOSAL #2.: Re-appoint PricewaterhouseCoopers Inc          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #3.: Elect Mr. H. O. Meyer as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Ms. F. F. T. De Buck as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Dr. D. S. Lushaba as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. M. J. Motloba as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Approve the placement of 10% of the              ISSUER            YES             FOR                  FOR

authorized but unissued shares under the control of

the Directors

PROPOSAL #8.: Authorize the Directors to allot and            ISSUER            YES             FOR                  FOR

issue equity securities for cash up to 5%

PROPOSAL #9.: Approve the increase the Non-Executive         ISSUER            YES             FOR                  FOR

Directors' fees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARRIS CORPORATION

  TICKER:                  HRS                 CUSIP:   413875105

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: TERRY D. GROWCOCK        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LESLIE F. KENNE           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID B. RICKARD         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GREGORY T.                   ISSUER            YES             FOR                  FOR

SWIENTON

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT BY         ISSUER            YES             FOR                  FOR

OUR AUDIT COMMITTEE OF ERNST & YOUNG LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2010.

PROPOSAL #03: THE SHAREHOLDER PROPOSAL REQUESTING          SHAREHOLDER        YES         AGAINST               FOR

APPROVAL OF AN AMENDMENT TO OUR BY-LAWS TO REQUIRE AN

 INDEPENDENT CHAIRMAN OF THE BOARD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HARVEY NORMAN HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Q4525E117

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's financial                     ISSUER            YES             FOR                  FOR

statements, the Directors' declaration and the

Directors' report and independent audit report for

the YE 30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report as                   ISSUER            YES             FOR                  FOR

included in the Directors' report for YE 30 JUN 2009

PROPOSAL #3.: Declare a dividend as recommended by            ISSUER            YES             FOR                  FOR

the Board

PROPOSAL #4.A: Re-elect Mr. Gerald Harvey as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation at

the close of the meeting in accordance with Article

63A of the Constitution of the Company

PROPOSAL #4.B: Re-elect Mr. Arthur Bayly Brew as a            ISSUER            YES         AGAINST           AGAINST

Director of the Company, who retires by rotation at

the close of the meeting in accordance with Article

63A of the Constitution of the Company

PROPOSAL #4.C: Re-elect Mr. Chris Mentis as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company, who retires by rotation at

the close of the meeting in accordance with Article

63A of the Constitution of the Company

PROPOSAL #4.D: Re-elect Mr. Christopher Herbert Brown        ISSUER            YES             FOR                  FOR

 as a Director of the Company, who retires by

rotation at the close of the meeting in accordance

with Article 63A of the Constitution of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HASBRO, INC.

  TICKER:                  HAS                 CUSIP:   418056107

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BASIL L. ANDERSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN R. BATKIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK J. BIONDI, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH A. BRONFIN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN M. CONNORS, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL W.O. GARRETT                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN GOLDNER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK M. GREENBERG                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN G. HASSENFELD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TRACY A. LEINBACH                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD M. PHILIP                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED J. VERRECCHIA                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF AMENDMENTS TO THE RESTATED          ISSUER            YES             FOR                  FOR

2003 STOCK INCENTIVE PERFORMANCE PLAN.

PROPOSAL #3: RATIFICATION OF THE SELECTION OF KPMG            ISSUER            YES             FOR                  FOR

LLP AS THE COMPANYS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HASEKO CORPORATION

  TICKER:                  N/A                 CUSIP:   J18984104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAW PAR CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   V42666103

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and the audited financial statements for the FYE 31

DEC 2009 together with the Auditors' report thereon

PROPOSAL #2.: Declare a second and final Tax-Exempt          ISSUER            YES             FOR                  FOR

dividend of 14 cents per share for the FYE 31 DEC 2009

PROPOSAL #3.: Re-appoint Mr. Lim Kee Ming as an                 ISSUER            YES             FOR                  FOR

Independent Director, who retires pursuant to Section

 153(6) of the Companies Act, Chapter 50, to hold

office until the next AGM of the Company

PROPOSAL #4.: Re-appoint Mr. Wee Cho Yaw as the                 ISSUER            YES             FOR                  FOR

Chairman of the Board and Investment Committee and a

Member of the Nominating Committee and Remuneration

Committee of the Company, who retires pursuant to

Section 153(6) of the Companies Act, Chapter 50, to

hold office until the next AGM of the Company

PROPOSAL #5.: Re-appoint Dr. Lee Suan Yew as an                 ISSUER            YES             FOR                  FOR

Independent Director and continue as the Member of

the Audit Committee and Nominating Committee of the

Company, who retires pursuant to Section 153(6) of

the Companies Act, Chapter 50, to hold office until

the next AGM of the Company

PROPOSAL #6.: Re-elect Mr. Hwang Soo Jin as an                   ISSUER            YES             FOR                  FOR

Independent Director and continue as the Member of

the Audit Committee and Remuneration Committee of the

 Company, who retires pursuant to Section 153(6) of

the Companies Act, Chapter 50, to hold office until

the next AGM of the Company

PROPOSAL #7.: Re-appoint Mr. Reggie Thein as a                   ISSUER            YES             FOR                  FOR

Chairman of the Audit Committee, who retires by

rotation pursuant to Article 98 of the Company's

Articles of Association

PROPOSAL #8.: Re-elect Mr. Han Ah Kuan as the Member         ISSUER            YES             FOR                  FOR

of the Investment Committee, who retires by rotation

pursuant to Article 98 of the Company's Articles of

Association

PROPOSAL #9.: Approve the Directors' fees of SGD                ISSUER            YES             FOR                  FOR

257,000 for the FYE 31 DEC 2009

PROPOSAL #10.: Re-appoint Messrs.                                          ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company, to hold office until the conclusion of the

next AGM and authorize the Directors to fix their

remuneration

PROPOSAL #11.: Authorize the Directors to offer and          ISSUER            YES             FOR                  FOR

grant options in accordance with the rules of the Haw

 Par Corporation Group 2002 Share Option Scheme [2002

 Scheme] and pursuant to Section 161 of the Companies

 Act, Chapter 50, to allot and issue from time to

time such number of shares in the Company as may be

required to be issued pursuant to the exercise of

options under the 2002 Scheme provided always that

the aggregate number of shares to be issued pursuant

to this resolution shall not exceed 5% of the total

number of issued shares of the Company from time to

time

PROPOSAL #12.: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Section 161 of the Companies Act, Chapter 50, the

Articles of Association of the Company and the

listing rules of the Singapore Exchange Securities

Trading Limited, to issue shares in the Company

[whether by way of rights, bonus or otherwise] at any

 time and upon such terms and conditions and for such

 purposes and to such persons as the Directors may in

 their absolute discretion deem fit provided that the

 aggregate number of shares to be issued pursuant to

this resolution shall not exceed 50% of the issued

share capital of the Company, of which the aggregate

number of shares to be issued other than on a pro-

rata basis to Members of the Company shall not exceed

 20% of the total number of issued share capital of

the Company and for the purposes of this resolution,

the percentage of issued share capital shall be based

 on the total number of issued share capital of the

Company at the time this resolution is passed after

adjusting for new shares arising from the conversion

of share options on issue at the time this resolution

 is passed and any subsequent consolidation or

subdivision of the Company's shares; [Authority shall

 remain in force until the conclusion of the next AGM

 of the Company is required by Law to be held]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HAYS PLC

  TICKER:                  N/A                 CUSIP:   G4361D109

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Directors and Auditors                   ISSUER            YES             FOR                  FOR

Reports and the financial statements

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #4.: Re-elect Alistair Cox as a Director of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #5.: Re-elect Lesley Knox as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #6.: Re-elect Paul Harrison as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors remuneration

PROPOSAL #9.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

ordinary shares in the Company

PROPOSAL #S.10: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

pre emption rights

PROPOSAL #S.11: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.12: Authorize the calling of a general            ISSUER            YES             FOR                  FOR

meeting with 14 days clear notice

PROPOSAL #S.13: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Approve to renew the UK Sharesave                ISSUER            YES             FOR                  FOR

Scheme

PROPOSAL #15.: Approve to renew the International              ISSUER            YES             FOR                  FOR

Sharesave Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HCL TECHNOLOGIES LTD

  TICKER:                  N/A                 CUSIP:   Y3121G147

  MEETING DATE:      12/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the Profit and Loss          ISSUER            YES             FOR                  FOR

Account for the YE 30 JUN 2009 and the Balance Sheet

as on that date together with the Reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. Shiv Nadar as a                       ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Ms. Robin Abrams as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. P.C. Sen as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #5.: Declare the dividend                                         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Appoint M/s. S.R. Batliboi & Co.,                 ISSUER            YES             FOR                  FOR

Chartered Accountants, as the Auditors of the Company

 in place of the retiring Auditors, M/s. Price

Waterhouse, Chartered Accountants, until the

conclusion of the next AGM of the Company and

authorize the Board of Directors of the Company to

fix their remuneration and reimburse their traveling

and out of pocket expenses

PROPOSAL #S.7: Approve, pursuant to Sections 198,              ISSUER            YES         AGAINST           AGAINST

269, 309, and all other applicable provisions of the

Companies Act, 1956, [Act] read with Schedule XIII to

 the said Act, the re-appointment of Mr. Shiv Nadar,

as Managing Director of the Company for a period of 5

 years with effect from 13 SEP 2009 with the

designation of Chairman & Chief Strategy Officer or

such other designation as the Board/Compensation

Committee may decide from time to time on the terms

and conditions as specified; authorize the Board of

Directors, to take such steps as the Board may

consider necessary or expedient to give effect to

this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HCP, INC.

  TICKER:                  HCP                 CUSIP:   40414L109

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES F. FLAHERTY III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTINE N. GARVEY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID B. HENRY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAURALEE E. MARTIN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL D. MCKEE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD M. MESSMER,JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER L. RHEIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH B. ROATH                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD M. ROSENBERG                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH P. SULLIVAN                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS HCP'S INDEPENDENT AUDITOR FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: TO CONSIDER A STOCKHOLDER PROPOSAL           SHAREHOLDER        YES         AGAINST               FOR

REGARDING A MAJORITY VOTE STANDARD FOR DIRECTOR

ELECTIONS, IF PROPERLY PRESENTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEIDELBERGCEMENT AG, HEIDELBERG

  TICKER:                  N/A                 CUSIP:   D31709104

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements and annual report, and the

 report pursuant to Sections 289(4) and 315(4) of the

 German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 63,920,304.85 as follows:

 Payment of a dividend of EUR 0.12 per share EUR

25,000,000 shall be allocated to the other revenue

reserves EUR 16,420,304.85 shall be carried forward

Ex-dividend and payable date: May 7, 2010

PROPOSAL #3.a: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Bernd Scheifele

PROPOSAL #3.b: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Dominik von Achten

PROPOSAL #3.c: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Daniel Gauthier

PROPOSAL #3.d: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Andreas Kern

PROPOSAL #3.e: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Lorenz Naeger

PROPOSAL #3.f: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Director : Albert Scheuer

PROPOSAL #4.a: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Fritz-Juergen Heckmann

PROPOSAL #4.b: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Heinz Schirmer

PROPOSAL #4.c: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board  :Heinz Schmitt

PROPOSAL #4.d: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Theo Beermann

PROPOSAL #4.e: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Robert Feiger

PROPOSAL #4.f: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Veronika Fuess

PROPOSAL #4.g: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Josef Heumann

PROPOSAL #4.h: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Gerhard Hirth

PROPOSAL #4.i: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Max Dietrich Kley

PROPOSAL #4.j: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Hans Georg Kraut

PROPOSAL #4.k: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Adolf Merckle

PROPOSAL #4.l: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board : Ludwig Merckle

PROPOSAL #4.m: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board :Tobias Merckle

PROPOSAL #4.n: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Eduard Schleicher

PROPOSAL #4.o: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Werner Schraeder

PROPOSAL #4.p: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board : Frank-Dirk Steininger

PROPOSAL #5.: Appointment of auditors for the 2010            ISSUER            YES             FOR                  FOR

financial year: Ernst + Young GmbH, Stuttgart

PROPOSAL #6.: Resolution on the creation of new                 ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendments

to the Articles of Association the Board o f MDs

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

upto EUR 225,000,000 through the issue of new bearer

shares against cash payment, on or before May 5, 2015

 (authorized capital I). Shareholders shall be

granted subscription rights, except for residual

amounts and for the issue of shares at a price not

materially below their market price

PROPOSAL #7.: Resolution on the creation of further          ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association the Boar d of MDs

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 56,100,000 through the issue of new bearer

shares against payment in kind, on or before May 5,

2015 (authorized capital II), share holders.

subscription rights shall be excluded for the issue

of shares for acquisition purposes, and in so far as

such rights are granted to holders of conversion

PROPOSAL #8.a: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue bonds or profit-sharing rights, the revision of

 the contingent capital, and the corresponding

amendments to the Articles of Association A. The

Board of MDs shall be authorized, with the consent o

f the Supervisory Board to grant warrant, convertible

 or income bonds, or profit-sharing rights, of up to

EUR 3,000,000,000, on or before Ma y 5,

2015.Shareholders shall be granted subscription

rights, except for residual amounts, insofar as such

rights are granted to holders of conversion and

option rights, and for the issue of bonds at a price

not materially below their theoretical market value

or against payment in kind

PROPOSAL #8.b: The share capital shall be increased          ISSUER            YES             FOR                  FOR

by up to EUR 168,750,000 through the issue of up to

56,250, 000 new bearer shares, insofar as option or

conversion rights are exercised (2010 contingent

capital).The authorization to issue bonds or profit-

sharing rights granted by the AGM of May 7, 2009,

shall be revoke d, along with the related 2009 cont

ingent capital

PROPOSAL #9.: Approval of the compensation system for        ISSUER            YES         AGAINST           AGAINST

 the Board of MDs,based on the current level of

remuneration and set forth on the investor relations

page at www.heidelbergcement.com

PROPOSAL #10.a: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Alan Murray

PROPOSAL #10.b: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Herbert Luetkestratkoetter

PROPOSAL #11.a: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in respect of the Supervisory Board;

Section 9(2) shall be amended through the inclusion

of a nomination committee

PROPOSAL #11.b: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in respect of the Supervisory Board;

Section 12 shall be revised to reflect the new annual

 remuneration, being EUR 40,000 per member plus EUR

58 for every EUR 0 .01 of the Company's earnings per

share in excess of EUR 2.50 (two and a half times the

 amount for the Chairman and one and a half times for

 the deputy chairman) plus EUR 15,0 00 and EUR 7,500

for the members of the audit and personnel

committees, respectively

PROPOSAL #12.a: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG):Section 16(1)

shall be amended in respect of shareholders

registering to attend shareholders. Meetings at least

 six days in advance

PROPOSAL #12.b: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG): Sect ion 16(3)

and (4) shall be added in respect of the

admissibility of on line participation in and

absentee voting at shareholders. Meetings

PROPOSAL #12.c: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG): Section 18(3)

shall also be added, to allow the shareholders.

meeting to be transmitted by audiovisual means

PROPOSAL #12.d: Amendments to the Articles of                     ISSUER            YES             FOR                  FOR

Association in connection with the Shareholder Rights

 Directive Implementation Act (ARUG): Section 11(2)

shall be deleted

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEINEKEN HOLDING NV

  TICKER:                  N/A                 CUSIP:   N39338194

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Report for the FY 2009                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Adopt the financial statements for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #3: Announcement of the appropriation of the        ISSUER             NO              N/A                  N/A

 balance of the income statement pursuant to the

provisions in Article 10, paragraph 6, of the

Articles of Association

PROPOSAL #4: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5: Approve the acquisition of 100% of the          ISSUER            YES             FOR                  FOR

beer operations of Fomento Economico Mexicano, S.A.B.

 de C.V  FEMSA  by Heineken N.V. via an all share

transaction

PROPOSAL #6.A: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

acquire own shares

PROPOSAL #6.B: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue shares to FEMSA  and its affiliates

PROPOSAL #6.C: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

issue  rights to  shares for other purposes

PROPOSAL #6.D: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

restrict or exclude Shareholders' pre-emptive rights

PROPOSAL #7: Corporate Governance, Comply or Explain         ISSUER             NO              N/A                  N/A

PROPOSAL #8: Appointment of Mr. J.A. Fernandez                   ISSUER            YES             FOR                  FOR

Carbajal as a Member of the Board of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEINEKEN NV

  TICKER:                  N/A                 CUSIP:   N39427211

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Receive the report for the FY 2009               ISSUER             NO              N/A                  N/A

PROPOSAL #1.b: Adopt the financial statements for the        ISSUER            YES             FOR                  FOR

 FY 2009

PROPOSAL #1.c: Approve the appropriation of the                 ISSUER            YES             FOR                  FOR

balance of the income statement in accordance with

Article 12 paragraph 7 of the Company's Articles of

Association

PROPOSAL #1.d: Grand discharge to the Members of the         ISSUER            YES             FOR                  FOR

Executive Board

PROPOSAL #1.e: Grand discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #2: Approve the acquisition of 100% of the          ISSUER            YES             FOR                  FOR

beer operations of Fomento Economico Mexicano, S.A.B.

 de C.V (FEMSA) via an all share transaction

PROPOSAL #3.a: Authorize the Managing Board, subject         ISSUER            YES             FOR                  FOR

to the approval of the Supervisory Board, to cause

the Company to acquire its own shares for valuable

consideration, up to a maximum number which, at the

time of acquisition, the Company is permitted to

acquire pursuant to the provisions of Section 98,

Subsection 2, of Book 2 of the Netherlands Civil

Code; such acquisition may be effected by means of

any type of contract, including stock exchange

transactions and private transactions; the price must

 lie between the nominal value of the shares and an

amount equal to 110% of the market price; by 'market

price ' is understood the opening price reached by

the shares on the date of acquisition, as evidenced

by the official price list of Euronext Amsterdam NV;

[Authority expires after 18 months commencing on 22

PROPOSAL #3.b: Approve to designate the Managing                ISSUER            YES             FOR                  FOR

Board, subject to the approval of the Supervisory

Board, for a period of 18 months as the body which is

 authorised, to resolve to issue shares to FEMSA [and

 its affiliates] up to a number of shares not

exceeding 86,029,019 shares in exchange for the

transfer by FEMSA of its beer operations [consisting

of all shares of common stock in FEMSA Cerveza held

by FEMSA and its affiliates'] to the Company and

subject to FEMSA [and its affiliates] transferring

43,018,320 of these new shares to Heineken Holding

N.V. in exchange for 43,018,320 new Heineken Holding

N.V. shares to be issued to FEMSA [and its affiliates]

PROPOSAL #3.c: Approve to designate the Managing                ISSUER            YES             FOR                  FOR

Board, subject to the approval of the Supervisory

Board, for a period of 18 months as the body which is

 authorised to resolve to issue shares up to a number

 of shares not exceeding 10% of the number of issued

shares in the capital of the Company; the

authorisation may be used in connection with the

Long-Term Incentive Plan for the Members of the

Executive Board and the Long-Term Incentive Plan for

the Senior Management, but may also serve other

purposes,such as the issue of those of the allotted

shares that will not be repurchased under Resolution

3.a and other acquisitions

PROPOSAL #3.d: Authorize the Executive Board to                 ISSUER            YES             FOR                  FOR

restrict or exclude shareholders pre-emptive rights

PROPOSAL #4: Corporate governance, comply or explain         ISSUER             NO              N/A                  N/A

report

PROPOSAL #5.a: Approve the adjustments to the                     ISSUER            YES         AGAINST           AGAINST

Remuneration Policy for the Executive Board

PROPOSAL #5.b: Approve the related amendment to the          ISSUER            YES         AGAINST           AGAINST

Long Term Incentive Plan for the Executive Board

PROPOSAL #6.a: Appointment of Mr. J.A. Fernandez                ISSUER            YES             FOR                  FOR

Carbajal as a Member of the Supervisory

PROPOSAL #6.b: Appointment of Mr. J.G. Astaburuaga            ISSUER            YES             FOR                  FOR

Sanjines as a Member of the Supervisory

PROPOSAL #6.c: Re-appoint Mr. C.J.A. van Lede as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.d: Re-appoint Mr. J.M. de Jong as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #6.e: Re-appoint Mrs. A.M. Fentener van                ISSUER            YES             FOR                  FOR

Vlissingen as a Member of the Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEIWA CORPORATION

  TICKER:                  N/A                 CUSIP:   J19194109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC PETE S A

  TICKER:                  N/A                 CUSIP:   X3234A111

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect 2 Board of Director Members                 ISSUER             NO              N/A                  N/A

representing minority shareholders according to

Articles 20 and 21 of Company's Statute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC PETE S A

  TICKER:                  N/A                 CUSIP:   X3234A111

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect the Board of Director Members         ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Approve the pre-approval of the Board          ISSUER             NO              N/A                  N/A

of Director Members remunerations and contracts among

 the Company and Board of Director Members

PROPOSAL #3.: Elect the Audit Committee according to         ISSUER             NO              N/A                  N/A

Law 3693/2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC PETROLEUM SA, ATHENS

  TICKER:                  N/A                 CUSIP:   X3234A111

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the administration        ISSUER             NO              N/A                  N/A

 of 2009 and submission of Board of Director's and

chartered Auditors' reports on Company's and

consolidated financial statements for 2009

PROPOSAL #2: Approve the Company's financial                       ISSUER             NO              N/A                  N/A

statements and the consolidated ones for 2009

PROPOSAL #3: Approve the profits disposal                             ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve to dismissal of Board of                     ISSUER             NO              N/A                  N/A

Director and the Auditors from every compensational

liability for 2009

PROPOSAL #5: Approve the Board of Director's                       ISSUER             NO              N/A                  N/A

remuneration for 2009 and its determination for 2010

PROPOSAL #6: Approve the remunerations of Board of            ISSUER             NO              N/A                  N/A

Director's president and managing consultant and

their determination for 2010

PROPOSAL #7: Election of chartered Auditors for 2010         ISSUER             NO              N/A                  N/A

and determination of their salaries

PROPOSAL #8: Approve the Board of Director's decision        ISSUER             NO              N/A                  N/A

 on stock option plan for 2010

PROPOSAL #9: Approve the extension and modification          ISSUER             NO              N/A                  N/A

of the current stock option plan

PROPOSAL #10: Approve the commitment and of non-                ISSUER             NO              N/A                  N/A

distribution of taxed reserves regarding the covering

 of own participation

PROPOSAL #11: Amend the Article 2 of Company's                   ISSUER             NO              N/A                  N/A

association referring to Company's headquarters

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HELLENIC TELECOMMUNICATIONS ORG. S.A.

  TICKER:                  OTE                 CUSIP:   423325307

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE MANAGEMENT REPORT OF            ISSUER             NO              N/A                  N/A

THE BOARD AND THE AUDIT REPORT, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #02: EXONERATION OF MEMBERS OF THE BOARD &          ISSUER             NO              N/A                  N/A

AUDITORS OF ALL LIABILITY, FOR FISCAL YEAR 2009,

PURSUANT TO ARTICLE 35 OF C.L.2190/1920

PROPOSAL #03: APPOINTMENT OF CHARTERED AUDITORS FOR          ISSUER             NO              N/A                  N/A

THE ORDINARY AUDIT OF THE FINANCIAL STATEMENTS OF OTE

 S.A. FOR THE FISCAL YEAR 2010

PROPOSAL #04: APPROVAL OF THE REMUNERATION PAID TO            ISSUER             NO              N/A                  N/A

THE MEMBERS OF THE BOARD OF DIRECTORS, THE AUDIT

COMMITTEE AND THE COMPENSATION & HUMAN RESOURCES

COMMITTEE FOR THE FISCAL YEAR 2009 AND DETERMINATION

OF THEIR REMUNERATION FOR THE FISCAL YEAR 2010

PROPOSAL #05: APPROVAL OF DISBURSEMENT BY OTE OF AN          ISSUER             NO              N/A                  N/A

AMOUNT FOR PUBLIC WELFARE PURPOSES, ALL AS MORE FULLY

 DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #06: RENEWAL OF THE CONTRACT FOR THE                     ISSUER             NO              N/A                  N/A

INSURANCE COVERAGE OF THE COMPANY'S MEMBERS OF THE

BOARD OF DIRECTORS AND OFFICERS

PROPOSAL #07: AMENDMENT OF TERMS OF CONTRACTS BETWEEN        ISSUER             NO              N/A                  N/A

 BOARD AND COMPANY, PURSUANT TO ARTICLE 23A, PARAS, 2

 AND 4 OF C.L.2190/1920

PROPOSAL #08: AMENDMENT OF ARTICLE 2 OF COMPANY'S              ISSUER             NO              N/A                  N/A

ARTICLES OF INCORPORATION IN FORCE, FOR THE PURPOSE

OF EXPANDING ITS BUSINESS ACTIVITIES

PROPOSAL #09: GRANTING OF SPECIAL PERMISSION FOR THE         ISSUER             NO              N/A                  N/A

CONCLUSION OF A LOAN OFFERED BY THE DUETSCHE TELEKOM

GROUP TP OTE S.A., PURSUANT TO ARTICLE 23A, PARA, 2

OF C.L.2190/1920

PROPOSAL #10: ANNOUNCEMENT OF RE-COMPOSITION OF BOARD        ISSUER             NO              N/A                  N/A

 OF DIRECTORS, ACCORDING TO ARTICLE 9 PARA 4 OF THE

COMPANY'S ARTICLES OF INCORPORATION

PROPOSAL #11: APPOINTMENT OF MEMBERS OF THE AUDIT              ISSUER             NO              N/A                  N/A

COMMITTEE, PURSUANT TO ARTICLE 37 OF LAW 3693/2008

PROPOSAL #12: MISCELLANEOUS ANNOUNCEMENTS                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENDERSON LAND DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y31476107

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Re-elect Dr. Lee Shau Kee as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Re-elect Mr. Colin Lam Ko Yin as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Re-elect Mr. John Yip Ying Chee as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.4: Re-elect Mr. Alexander Au Siu Kee as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.5: Re-elect Madam Fung Lee Woon King as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.6: Re-elect Mr. Eddie Lau Yum Chuen as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Re-elect Mr. Leung Hay Man as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Approve the Director's fee at the rate        ISSUER            YES             FOR                  FOR

 of HKD 50,000 per annum for each Director and in the

 case of each Member of the Audit Committee an

additional remuneration at the rate of HKD 250,000

per annum

PROPOSAL #2.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Directors to fix their remuneration

PROPOSAL #3.A: Authorize the Directors, during the            ISSUER            YES             FOR                  FOR

Relevant Period [as specified], to repurchase

ordinary shares of HKD 2.00 each in the capital of

the Company on The Stock Exchange of Hong Kong

Limited [Stock Exchange] or on any other Stock

Exchange on which the shares of the Company may be

listed and recognized by the Stock Exchange and the

Securities and Futures Commission for this purpose,

subject to and in accordance with all applicable laws

 and the requirements of the Rules Governing the

Listing of Securities on the Stock Exchange or of any

 other Stock Exchange as amended from time to time;

the aggregate nominal amount of the shares of the

Company to be repurchased pursuant to the approval in

 this resolution, shall not exceed 10% of the

aggregate nominal amount of the share capital of the

Company in issue as at the date of this resolution

and the said approval shall be limited accordingly;

and [Authority expires the earlier of the conclusion

of the next AGM of the Company is required by the

Articles of Association of the Companies or the

Companies Ordinance [Chapter 32 of the laws of Hong

Kong] to be held]

PROPOSAL #3.B: Authorize the Directors, during the            ISSUER            YES         AGAINST           AGAINST

Relevant Period [as specified], to allot, issue and

deal with additional shares of the Company and to

make or grant offers, agreements or options

[including warrants, bonds, debentures, notes and

other securities convertible into shares in the

Company] which would or might require the exercise of

 such powers either during or after the Relevant

Period, provided that the aggregate nominal amount of

 the share capital of the Company to be allotted,

issued and dealt with pursuant to the general mandate

 herein, otherwise than pursuant to: i) a rights

issue [as specified]; or ii) any option scheme or

similar arrangement for the time being adopted for

the grant or issue to the employees of the Company

and/or any of its subsidiaries of shares or rights to

 acquire shares of the Company; or iii) an issue of

shares in the Company upon the exercise of the

subscription rights or conversion rights attaching to

 any warrants or convertible notes which may be

issued by the Company or any of its subsidiaries; or

iv) any scrip dividend pursuant to the Articles of

Association of the Company from time to time, shall

not exceed 20% of the aggregate nominal amount of the

 share capital of the Company in issue as at the date

 of this resolution and the said approval shall be

limited accordingly; and [Authority expires the

earlier of the conclusion of the next AGM of the

Company is required by the Articles of Association of

 the Companies or the Companies Ordinance [Chapter 32

 of the laws of Hong Kong] to be held]

PROPOSAL #3.C: Approve to extend the general mandate         ISSUER            YES         AGAINST           AGAINST

granted to the Directors and for the time being in

force to exercise the powers of the Company to allot,

 issue and deal with any additional shares of the

Company pursuant to Ordinary Resolution 3.B, by the

addition to the aggregate nominal amount of share

capital which may be allotted, issued and dealt with

or agreed conditionally or unconditionally to be

allotted, issued and dealt with by the Directors

pursuant to such general mandate an amount

representing the aggregate nominal amount of the

share capital of the Company repurchased by the

Company pursuant to Ordinary Resolution 3.A, provided

 that such amount does not exceed 10% of the

aggregate nominal amount of the share capital of the

Company at the date of passing this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENDERSON LAND DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y31476107

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited accounts and the              ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditors for the 18

months ended 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect Mr. Lee King Yue as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Re-elect Mr. Li Ning as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Re-elect Mr. Lee Tat Man as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.4: Re-elect Sir Po-shing Woo as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Re-elect Mr. Gordon Kwong Che Keung as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.6: Re-elect Professor Ko Ping Keung as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

shares

PROPOSAL #5.B: Authorize the Directors to allot new          ISSUER            YES             FOR                  FOR

shares

PROPOSAL #5.C: Authorize the Directors to allot new          ISSUER            YES             FOR                  FOR

shares equal to the aggregate nominal amount of share

 capital purchased by the Company

PROPOSAL #5.D: Approve to increase the authorized              ISSUER            YES         AGAINST           AGAINST

share capital of HKD 10,000,000,000 and authorize a

Director to execute any documents or to do all acts

in relation thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENDERSON LAND DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y31476107

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Bonus Warrants Issue and            ISSUER            YES             FOR                  FOR

the transactions as contemplated thereunder [as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENGAN INTL GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   G4402L151

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the audited                     ISSUER            YES             FOR                  FOR

consolidated accounts and the reports of the

Directors and Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.1: Re-elect Mr. Sze Man Bok as a director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Re-elect Mr. Hung Ching Shan as a                ISSUER            YES             FOR                  FOR

director

PROPOSAL #3.3: Re-elect Mr. Loo Hong Shing Vincent as        ISSUER            YES             FOR                  FOR

 a director

PROPOSAL #3.4: Re-elect Mr. Wang Ming Fu as a director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES             FOR                  FOR

the Board of Directors to fix their remuneration

PROPOSAL #5: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Board of Directors to allot and issue shares

PROPOSAL #6: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Board of Directors to exercise all powers of the

Company to purchase its own securities

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Board of Directors pursuant to

Resolution 5 above by an amount representing the

aggregate nominal amount of shares in the capital of

the Company purchased by the Company pursuant to the

general mandate granted pursuant to Resolution 6 above

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051126

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual financial            ISSUER             NO              N/A                  N/A

the consolidated financial statements as endorsed by

the Supervisory Board, and of the Management reports

of Henkel AG & Co. KGaA and of the Group, including

the corporate governance/corporate management and

remuneration reports, the report of the Supervisory

Board for fiscal 2009, and the resolution adopting

the annual financial statements of Henkel AG & CO.

KGaA for fiscal 2009

PROPOSAL #2.: Resolution on the appropriation of                ISSUER             NO              N/A                  N/A

profit

PROPOSAL #3.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the personally liable partner

PROPOSAL #4.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Supervisory Board

PROPOSAL #5.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the shareholders' Committee

PROPOSAL #6.: Resolution on the appointment of the            ISSUER             NO              N/A                  N/A

Auditors of the annual financial statements and the

consolidated financial statements for fiscal 2010 and

 the examiners for the financial review of interim

reports

PROPOSAL #7.1: Election of Kfm. Johann-Christoph Frey        ISSUER             NO              N/A                  N/A

 as a Member of Supervisory Board

PROPOSAL #7.2: Election of HErrn Dr. Rer. Nat. Kaspar        ISSUER             NO              N/A                  N/A

 Freiher Von Rraun as a Member of Supervisory Board

PROPOSAL #8.: Resolution to approve the remuneration         ISSUER             NO              N/A                  N/A

system for Members of the Management Board

PROPOSAL #9.: Resolution to adopt the amendment of            ISSUER             NO              N/A                  N/A

Article 19(3) Article 20(1) and (4), Article 21(2)

and (3) and Article 23(3) of the Articles of

Association in line with the requirements of the Act

implementing the shareholders' rights directive [ARUG]

PROPOSAL #10.: Resolution to renew authorization to          ISSUER             NO              N/A                  N/A

purchase and appropriate the Corporation's own shares

 [treasurystock] in accordance with Clause 71(1) No.

8 AktG and to exclude the pre-emptive rights of

existing shareholders

PROPOSAL #11.: Resolution to cancel the existing                ISSUER             NO              N/A                  N/A

authorized capital amount and to create a new

authorized capital amount [authorized capital 2010]

for cash contributions with the option of excluding

pre-emptive rights, with corresponding amendments of

the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051126

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Announcement of the resolution of the          ISSUER             NO              N/A                  N/A

AGM of 19 APR 2010 to cancel the existing authorized

capital amount and to create authorized capital

amount [authorized capital 2010] for cash

contributions with the options of excluding pre-

emptive rights, with corresponding amendment of the

Articles of Association as specified

PROPOSAL #2.: Special resolution of the preferred              ISSUER             NO              N/A                  N/A

shareholders pertaining to the resolution of the AGM

of 19 ARP 2010 to cancel the existing authorized

capital amount and to create a new authorized capital

 amount [authorized capital 2010] to be issued for

cash with the option of excluding pre-emptive rights,

 with corresponding amendments of the Articles of

Association, as per the proposed resolution announced

 under Item 1 of this agenda

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENKEL AG & CO. KGAA, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D32051142

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual financial            ISSUER             NO              N/A                  N/A

statements and the consolidated financial statements

as endorsed by the Supervisory Board, and of the

management reports of Henkel AG & Co. KGaA and of the

 Group, including the corporate governance/ corporate

 management and remuneration reports, the report of

the Supervisory Board for fiscal 2009, and the

resolution to approve the annual financial statements

 of Henkel AG & Co. KGaA for fiscal 2009

PROPOSAL #2.: Resolution for the appropriation of              ISSUER             NO              N/A                  N/A

profit

PROPOSAL #3.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Personally Liable Partner

PROPOSAL #4.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Supervisory Board

PROPOSAL #5.: Resolution to approve and ratify the            ISSUER             NO              N/A                  N/A

actions of the Shareholders  Committee

PROPOSAL #6.: Resolution on the appointment of the            ISSUER             NO              N/A                  N/A

Auditors of the annual financial statements and the

consolidated financial statements for fiscal 2010 and

 the examiners for the financial review of interim

reports

PROPOSAL #7.1: Election of Dipl.-Kfm. Johann-                      ISSUER             NO              N/A                  N/A

Christoph Frey to the Supplementary Supervisory Board

PROPOSAL #7.2: Election of Dr. rer. nat. Kaspar                 ISSUER             NO              N/A                  N/A

Freiherr von Braun to the Supplementary Supervisory

Board

PROPOSAL #8.: Resolution to approve the compensation         ISSUER             NO              N/A                  N/A

arrangements for Members of the Management Board

PROPOSAL #9.: Resolution to adopt the amendment of            ISSUER             NO              N/A                  N/A

Articles 19(3), 20 (1) and (4), 21 (2) and (3) and

Article 23 (3) of the Articles of Association in line

 with the requirements of the Act Implementing the

Shareholders' Rights Directive (ARUG)

PROPOSAL #10.: Resolution to renew authorization to          ISSUER             NO              N/A                  N/A

purchase, appropriate and utilize the Corporation's

own shares [treasury stock] in accordance with Clause

 71(1) No. 8 of the German Stock Corporation Act

[AktG] and to exclude the pre-emptive rights of

existing shareholders

PROPOSAL #11.: Resolution to cancel the existing                ISSUER             NO              N/A                  N/A

authorized capital amount and to create a new

authorized capital amount [Authorized Capital 2010]

to be issued for cash with the option of excluding

pre-emptive rights, with corresponding amendment of

the Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENNES & MAURITZ AB

  TICKER:                  N/A                 CUSIP:   W41422101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: The election of Lawyer Sven Unger as a          ISSUER             NO              N/A                  N/A

Chairman for the AGM as proposed by the Election

Committee

PROPOSAL #3: Address by Managing Director Karl-Johan         ISSUER             NO              N/A                  N/A

Persson followed by an opportunity to ask questions

about the Company

PROPOSAL #4: Establishment and the voting list                    ISSUER             NO              N/A                  N/A

PROPOSAL #5: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #6: The election of people to check the                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #7: Examination of whether the meeting was          ISSUER             NO              N/A                  N/A

duly convened

PROPOSAL #8.a: Presentation of the annual accounts            ISSUER             NO              N/A                  N/A

and the Auditors' report as well as the consolidated

accounts and the consolidated Auditors' report, and

the Auditors' statement on whether the guidelines for

 remuneration to Senior Executives applicable since

the last AGM have been specified

PROPOSAL #8.b: Statement by the Company's Auditor and        ISSUER             NO              N/A                  N/A

 the Chairman of the Auditing Committee

PROPOSAL #8.c: Statement by the Chairman of the Board        ISSUER             NO              N/A                  N/A

 on the work of the Board

PROPOSAL #8.d: Statement by the Chairman of the                 ISSUER             NO              N/A                  N/A

Election Committee on the work of the Election

Committee

PROPOSAL #9.a: Adopt the income statement and the              ISSUER            YES             FOR                  FOR

balance sheet as well as the consolidated income

statement and the consolidated balance sheet

PROPOSAL #9.b: Approve a dividend to the Shareholders        ISSUER            YES             FOR                  FOR

 of SEK 16.00 per share; the Board of Directors has

proposed Tuesday 04 MAY 2010 as the record date; if

the resolution is passed, dividends are expected to

be paid out by Euroclear Sweden AB on Friday 07 MAY

PROPOSAL #9.c: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board and the Managing Director from liability to the

 Company

PROPOSAL #10: Approve the establishment of the number        ISSUER            YES             FOR                  FOR

 of Board Members at 8 and with no Deputy Board

PROPOSAL #11: Approve the establishment of fees to            ISSUER            YES             FOR                  FOR

the Board and the Auditors as specified

PROPOSAL #12: Election of Anders Dahlvig and                       ISSUER            YES             FOR                  FOR

Christian Sievert as the New Members and re-elect Mia

 Brunell Livfors, Lottie Knutson, Sussi Kvart, Bo

Lundquist, Stefan Persson and Melker Schorling;

Chairman of the Board: re-election of Stefan Persson;

 Stig Nordfelt has declined re-election

PROPOSAL #13: Approve the establishment of principles        ISSUER            YES         AGAINST           AGAINST

 for the Election Committee and election of Members

of the Election Committee as specified

PROPOSAL #14: Approve the resolution on share split          ISSUER            YES             FOR                  FOR

and amend Section 4 of the Articles of Association

PROPOSAL #15: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 to Senior Executives as specified

PROPOSAL #16: Closing of the AGM                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HENRY SCHEIN, INC.

  TICKER:                  HSIC               CUSIP:   806407102

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STANLEY M BERGMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD A BENJAMIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES P BRESLAWSKI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK E MLOTEK                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN PALADINO                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARRY J ALPERIN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL BRONS                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD J KABAT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP A LASKAWY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KARYN MASHIMA                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NORMAN S MATTHEWS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRADLEY T SHEARES, PHD                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LOUIS W SULLIVAN, MD                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: PROPOSAL TO AMEND THE COMPANY'S 1996              ISSUER            YES             FOR                  FOR

NON-EMPLOYEE DIRECTOR STOCK INCENTIVE PLAN.

PROPOSAL #3: PROPOSAL TO RATIFY THE SELECTION OF BDO         ISSUER            YES             FOR                  FOR

SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 25, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HERMES INTL SCA

  TICKER:                  N/A                 CUSIP:   F48051100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Grant discharge                                                ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approves the allocation of result                ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the regulated agreements and          ISSUER            YES         AGAINST           AGAINST

commitments

PROPOSAL #O.6: Appointment of a new member of the              ISSUER            YES         AGAINST           AGAINST

Supervisory Board

PROPOSAL #O.7: Approve the Directors' fees and                   ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #O.8: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the Company to operate on its own shares

PROPOSAL #O.9: Powers                                                                ISSUER            YES             FOR                  FOR

PROPOSAL #E.10: Grant authority to cancel some or all        ISSUER            YES             FOR                  FOR

 shares purchased by the Company (Article L. 225-209)

  general cancellation programme

PROPOSAL #E.11: Amend the Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #E.12: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HERO HONDA MOTORS LTD

  TICKER:                  N/A                 CUSIP:   Y3179Z146

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet of the Company as at 31 MAR 2009, and

the profit and loss account for the YE on that date

together with the reports of the Directors and the

Auditors thereon

PROPOSAL #2.: Declare a dividend of INR 20 per equity        ISSUER            YES             FOR                  FOR

 share on 19,96,87,500 equity shares of INR 2 each

for the FY 2008-2009

PROPOSAL #3.: Re-appoint Gen. [Retd.] V.P. Malik as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Brijmohan Lall Munjal as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Sunil Kant Munjal as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Takashi Nagai as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Appoint M/s. A.F. Ferguson & Co.,                 ISSUER            YES             FOR                  FOR

Chartered Accountants, New Delhi, the retiring

Auditors, as the Auditors to hold office from the

conclusion of this meeting until the conclusion of

the next AGM and approve to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HESS CORPORATION

  TICKER:                  HES                 CUSIP:   42809H107

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: N.F. BRADY                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G.P. HILL                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.H. KEAN                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F.A. OLSON                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE SELECTION OF ERNST &        ISSUER            YES             FOR                  FOR

 YOUNG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR

ENDING DECEMBER 31, 2010.

PROPOSAL #3: APPROVAL OF AMENDMENT TO 2008 LONG-TERM         ISSUER            YES             FOR                  FOR

INCENTIVE PLAN TO INCREASE SHARES AVAILABLE FOR AWARD

 BY 8 MILLION SHARES.

PROPOSAL #4: STOCKHOLDER PROPOSAL REQUESTING THE           SHAREHOLDER        YES         ABSTAIN           AGAINST

COMPANY TO PROVIDE A REPORT ON POLITICAL SPENDING AND

 POLICIES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HEWLETT-PACKARD COMPANY

  TICKER:                  HPQ                 CUSIP:   428236103

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR : M.L. ANDREESSEN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR : L.T. BABBIO, JR.        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR : S.M. BALDAUF               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR : R.L. GUPTA                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR : J.H. HAMMERGREN         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR : M.V. HURD                    ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR : J.Z. HYATT                  ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR : J.R. JOYCE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR : R.L. RYAN                    ISSUER            YES             FOR                  FOR

PROPOSAL #IJ: ELECTION OF DIRECTOR : L.S. SALHANY               ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR : G.K. THOMPSON             ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

 FISCAL YEAR ENDING OCTOBER 31, 2010.

PROPOSAL #03: PROPOSAL TO APPROVE THE AMENDED AND              ISSUER            YES             FOR                  FOR

RESTATED HEWLETT-PACKARD COMPANY 2004 STOCK INCENTIVE

 PLAN.

PROPOSAL #04: PROPOSAL TO CONDUCT AN ANNUAL ADVISORY         ISSUER            YES             FOR                  FOR

VOTE ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HIDILI IND INTL DEV LTD

  TICKER:                  N/A                 CUSIP:   G44403106

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements and the reports of the Directors of the

Company and the Auditors of the Company for the YE 31

 DEC 2008

PROPOSAL #2.: Re-elect Mr. Xian Yang as an Executive         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Re-elect Mr. Chan Chi Hing as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director

PROPOSAL #4.: Authorize the Board of Directors to fix        ISSUER            YES             FOR                  FOR

 the remuneration of the Directors of the Company

PROPOSAL #5.: Re-appoint Deloitte Touche Tohmatsu as         ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the Board

to fix their remuneration

PROPOSAL #6.: Authorize the Directors, pursuant to            ISSUER            YES         AGAINST           AGAINST

the Rules Governing the Listing of Securities on The

Stock Exchange of Hong Kong Limited [Stock Exchange],

 to allot, issue or otherwise deal with additional

shares in the capital of the Company and to make or

grant offers, agreements and options during and after

 the relevant period, not exceeding the 20% of the

aggregate nominal amount of the issued share capital

of the Company, otherwise than pursuant to i) a

rights issue; or ii) any share option scheme or

similar arrangement; or iii) any scrip dividend or

similar arrangement; iv) any issue of shares in the

Company upon the exercise of rights of subscription

or conversion under the terms of any existing

warrants of the Company or any existing securities of

 the Company which carry rights to subscribe for or

are convertible into shares of the Company; and

[Authority expires the earlier of the conclusion of

the next AGM or the expiration of the period within

which the next AGM of the Company is required by the

Articles of association of the Company or any

applicable law of the Cayman Islands to be held]

PROPOSAL #7.: Authorize the Director of the Company,         ISSUER            YES             FOR                  FOR

during the relevant period [as specified], to

repurchase its shares on The Stock Exchange of Hong

Kong Limited [Stock Exchange] or any other stock

exchange on which the shares of the Company may be

listed and recognized by the Securities and Futures

Commission of Hong Kong [Securities and Futures

Commission] and the Stock Exchange for such purpose,

and otherwise in accordance with the rules and

regulations of the Securities and Futures Commission,

 the Stock Exchange or of any other stock exchange as

 amended from time to time and all applicable laws in

 this regard, not exceeding 10% of the aggregate

nominal amount of the issued share capital of the

Company at the date of the passing of this resolution

 and the authority pursuant [as specified in this

resolution] shall be limited accordingly; ad

[Authority expires the earlier of the conclusion of

the next AGM or the expiration of the period within

which the next AGM of the Company is required by the

Articles of association of the Company or any

applicable law of the Cayman Islands to be held]

PROPOSAL #8.: Approve, conditional upon the passing          ISSUER            YES         AGAINST           AGAINST

of Ordinary Resolutions 6 and 7, to extend the

general mandate granted to the Directors to allot,

issue and deal with any additional shares and to make

 or grant offers, agreements and options which might

require the exercise of such powers pursuant to

Ordinary Resolution 6, by addition thereto of an

amount representing the aggregate nominal amount of

the share capital repurchased by the Company pursuant

 to Ordinary Resolution 7, provided that such amount

does not exceed 10% of the aggregate nominal amount

of the issued share capital of the Company at the

date of passing this resolution

PROPOSAL #S.9: Amend the Articles 2(1), 2(2), 3, 10,         ISSUER            YES             FOR                  FOR

51, 59(1), 59(2), 66, 67, 68, 69, 70, 73, 75(1), 80,

81, 82, 84(2) of the Articles of Association of the

Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HIGHVELD STEEL & VANADIUM CORP LTD

  TICKER:                  N/A                 CUSIP:   S35200104

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual financial statements         ISSUER            YES             FOR                  FOR

for the FYE 20091231; the Auditors opinion is

available for inspection at the Corporation's

registered address

PROPOSAL #2: Appointment of Ernst Young Inc as the            ISSUER            YES             FOR                  FOR

Auditors of the Corporation to hold office until the

conclusion of the next AGM

PROPOSAL #3.1: Election of M A Bhabha as a Director          ISSUER            YES             FOR                  FOR

in accordance with the provisions of the Companies

Articles of Association

PROPOSAL #3.2: Election of B Ngonyama as a Director          ISSUER            YES             FOR                  FOR

in accordance with the provisions of the Companies

Articles of Association

PROPOSAL #3.3: Election of P M Surgey as a Director          ISSUER            YES             FOR                  FOR

in accordance with the provisions of the companies

Articles of Association

PROPOSAL #3.4: Election of T I Yanbukhtin as a                   ISSUER            YES             FOR                  FOR

Director in accordance with the provisions of the

companies Articles of Association

PROPOSAL #4.O.1: Authorize the Directors, subject to         ISSUER            YES             FOR                  FOR

the provisions of the JSE Limited Listings

Requirements, to allot and issue, all or any portion

of the remaining unissued ordinary shares of ZAR1.00

each and the 1 000 000 unissued variable rate

redeemable cumulative preference shares of ZAR0.01

each in the capital of the Corporation at such time

or times to such person or persons, Company or

companies, for such consideration and upon such terms

 and conditions as the Directors may from time to

time determine

PROPOSAL #5.O.2: Authorize the Directors to increase         ISSUER            YES             FOR                  FOR

the fees payable in terms of Article 73 of the

Articles of Association of the Corporation, be

increased, in the case of additional sum payable to

the Chairman, from ZAR300 000 to ZAR400 000 per annum

 as of 20100101, or such sums as may be determined in

 the general meeting

PROPOSAL #6.O.3: Approve the fees for Directors,                ISSUER            YES             FOR                  FOR

members and Chairman of committees are as follows,

Board of Directors- Director ZAR165 000- Chairman

ZAR565 000, Audit and Risk- Member ZAR70 000-

Chairman ZAR120 000, remuneration and nominations-

Member ZAR50 000- Chairman ZAR75 000 and

transformation- Member ZAR30 000- Chairman ZAR45 000

PROPOSAL #7: Appointment of C B Brayshaw, B Ngonyama         ISSUER            YES             FOR                  FOR

and P M Surgey as the Members of the Audit and the

Risk Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HIGHVELD STEEL & VANADIUM CORP LTD

  TICKER:                  N/A                 CUSIP:   S35200104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to change the name of the                ISSUER            YES             FOR                  FOR

Corporation from Highveld Steel and Vanadium

Corporation Limited to Evraz Highveld steel and

Vanadium Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HIKARI TSUSHIN,INC.

  TICKER:                  N/A                 CUSIP:   J1949F108

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HINDALCO INDS LTD

  TICKER:                  N/A                 CUSIP:   Y3196V185

  MEETING DATE:      9/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and profit and loss account

for the YE on that date, the report of the Directors

and the Auditors thereon

PROPOSAL #2.: Approve to confirm the payment of the          ISSUER            YES             FOR                  FOR

interim dividend @6% made during the year on

20,32,734 preference shares of INR 2 each fully paid

up for the FY 2008-09

PROPOSAL #3.: Declare and sanction the payment of              ISSUER            YES             FOR                  FOR

dividend on equity shares of the Company for the FY

2008-2009

PROPOSAL #4.: Re-appoint Mrs. Rajashree Birla as a            ISSUER            YES             FOR                  FOR

Director, who retires from office by rotation

PROPOSAL #5.: Re-appoint Mr. K.N. Bhandari as a                 ISSUER            YES             FOR                  FOR

Director, who retires from office by rotation

PROPOSAL #6.: Re-appoint Mr. N.J. Jhaveri as a                   ISSUER            YES             FOR                  FOR

Director, who retires from office by rotation

PROPOSAL #7.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Section 224 and other applicable provisions, if

any, of the Companies Act 1956, Messrs Singhi &

Company, Chartered Accountants, Kolkata, as the

Auditors of the Company to hold office from the

conclusion of this meeting till the conclusion of the

 next AGM of the Company and authorize the Board of

Directors of the Company to fix their remuneration

for the said period and reimbursement of actual out

of pocket expenses, as may be incurred in the

performance of their duties

PROPOSAL #S.8: Approve, in terms of Article 162 of            ISSUER            YES             FOR                  FOR

the Articles of Association of the Company and

pursuant to the provisions of Sections 198, 269, 309,

 311 and all other applicable provisions, if any of

the Companies Act 1956, read with Schedule XIIl and

all other applicable guidelines for managerial

remuneration issued by the Central Government from

time to time, the re-appointment of Mr. D.

Bhattacharya as the Managing Director of the Company

with effect from 01 OCT 2008 for a period of 5 years

on the terms as to remuneration and otherwise as set

out hereunder and with liberty to the Board [which

term shall be deemed to include the committee, if

any, constituted by the Board from time to time] to

alter the said terms and conditions in such manner as

 may be agreed to between the Board and Mr. D.

Bhattacharya in the best interests of the Company but

 subject to the restrictions, if any, contained in

the Companies Act 1956 and Schedule XIII to the said

act or otherwise as may be permissible at Law; period

 of appoint: 5 years with effect from 01 OCT 2008 on

the terms and conditions as specified

PROPOSAL #S.9: Authorize the Board of Directors on            ISSUER            YES         AGAINST           AGAINST

behalf of the Company, pursuant to the provisions of

Section 81(1A) and other applicable provisions, if

any, of the Companies Act, 1956 (the Act) [including

any amendment thereto or re-enactment thereof], and

in accordance with the provisions of the memorandum

and Articles of Association of the Company and the

Listing Agreement entered into with the stock

exchanges where the Equity Shares of the Company are

listed [the Stock Exchanges] , Chapter XIII-A of the

securities and Exchange Board of India [disclosure

and Investor Protection] guidelines, 2000 [SEBI DIP

Guidelines], Foreign Exchange Management Act, 2000

(FEMA), Foreign Exchange Management [transfer or

issue of security by a person resident outside India]

 regulations, 2000 and Issue of foreign currency

convertible bonds and ordinary shares [through

Depositary Receipt Mechanism] scheme, 1993 and the

regulations/guidelines, if any, prescribed by the

securities and Exchange Board of India, Reserve Bank

of India, the stock exchanges, the Government of

India or any other relevant authority from time to

time, to the extent applicable, and subject to such

approvals, consents, permissions and sanctions as

might be required and subject to such conditions as

may be prescribed while granting such approvals,

consents, permissions and sanctions [hereinafter

referred to as the Board which term shall be deemed

to include any Committee(s) constituted/to be

constituted by the Board to exercise its power

including the powers conferred by this resolution];

to create, issue, offer and allot, [including the

provisions for reservation on firm and/or competitive

 basis, of such part of issue and for such categories

 of persons as may be permitted], in the course of 1

or more public or private offerings in domestic

and/or 1 or more international market(s) with or

without a green shoe option; equity shares [including

 qualified institutions placement under SEBI DIP

Guidelines] and/or equity shares through depository

receipts and/or convertible bonds and/or other

securities convertible into equity shares at the

option of the Company and/or the holder(s) of such

securities, and/or securities linked to equity shares

 and/or securities including non-convertible

debentures with warrants or other securities with or

without warrants, which may either be detachable or

linked, and which warrant has a right exercisable by

the warrant holder to subscribe for the equity shares

 and/or warrants with an option exercisable by the

warrant-holder to subscribe for equity shares and/or

any instruments or securities representing either

equity shares and/or convertible securities linked to

 equity shares [including the issue and allotment of

equity shares pursuant to a Green Shoe- Option, if

any], [all of which are hereinafter collectively

referred to as 'Securities'] to eligible investors

under applicable Laws, regulations and guidelines

[whether residents and/or non-residents and/or

PROPOSAL #S.10: Approve, pursuant to the provision of        ISSUER            YES             FOR                  FOR

 Sections 16, 94 and all other applicable provisions,

 if any, of the Companies Act, 1956 [including any

statutory modification or re-enactment thereof for

the time being in force], to increase the authorized

share capital of the Company from INR 200,00,00,000

divided into 195,00,00,000 equity shares of INR 1

each and 2,50,00,000 redeemable Cumulative preference

 shares of INR 2 each to INR 215,00,00,000 divided

into 210,00,00,000 equity shares of INR 1 each and

2,50,00,000 redeemable cumulative preference shares

of INR 2 each by creation an issue of 15,00,00,000

equity shares of INR 1 each and consequently the

respective Capital clauses in the memorandum and

Article of Association of the Company do stand

altered accordingly and as also provided in the

succeeding resolutions below

PROPOSAL #S.11: Amend the Clause V of the Memorandum         ISSUER            YES             FOR                  FOR

of Association of the Company as specified

PROPOSAL #S.12: Amend, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 31 and all other applicable provisions, if

any of the Companies Act, 1956 [including any

statutory modification or re-enactment thereof for

the time being in force), the existing Article

4(i)(a) of Articles of Association of the Company as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HINDALCO INDS LTD

  TICKER:                  N/A                 CUSIP:   Y3196V185

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, that in                        ISSUER            YES         AGAINST           AGAINST

supersession of earlier resolution passed in this

regard in tile AGM held on 18 SEP 2009 and pursuant

to the provisions of Section 81(1A) and other

applicable provisions, if any, of the Companies Act,

1956 [the 'Act'] [including any amendment thereto or

re-enactment thereof), and in accordance with the

provisions of the Memorandum and Articles of

Association of the Company and the listing Agreement

entered into with the stock exchanges where the

Equity Shares of the Company are listed (the 'Stock

Exchanges'), Chapter VIII of Securities and Exchange

Board of India (Issue of Capital and Disclosure

Requirements) Regulation 2009 (LCDR Regulations),

Foreign Exchange Management Act 1999 {FEMA], Foreign

Exchange Management (Transfer or issue of security by

 a person resident outside India) Regulations, 2000

and issue of Foreign Currency Convertible Bonds and

Ordinary Shares (through Depositary Receipt

Mechanism) Scheme, 1993 and the

regulations/guidelines, if any, prescribed by the

Securities and Exchange Board of India. Reserve Bank

of India, the Stock Exchanges, the Government of

India or any other relevant authority from time to

time, to the extent applicable, and subject to such

approvals, consents, permissions and sanctions as

might be required and subject to such conditions as

may be prescribed while granting such approvals,

consents, permissions and sanctions, which the Board

of Directors of the Company (hereinafter referred to

as the 'Board' which term shall be deemed to include

any Committee(s) constituted/to be constituted by the

 Board to exercise its powers including the powers

conferred by this resolution) to accept, to create,

issue, offer and allot, (including the provisions for

 reservation on firm and/or competitive basis, of

such part of issue and for such categories or persons

 as may be permitted), in the course of one or more

public or private offerings in domestic and/or one or

 more international market(s) with or without a green

 shoe option, Equity Shares (including Qualified

Institutions Placement ['QIP'] under ICDR

Regulations) and/or Equity Shares through depository

receipts and/or convertible bonds and/or other

securities convertible into Equity Shares at the

option of the Company and/or the holder(s) of such

securities, and/or securities linked to Equity Shares

 and/or securities including non-convertible

debentures with warrants or other securities with or

without warrants, which may either be detachable or

linked, and which warrant has a right exercisable by

the warrant holder to subscribe for the Equity Shares

 and/or warrants with an option exercisable by the

warrant-holder to subscribe for Equity Snares and/or

any instruments or securities representing either

Equity Shares and/or convertible securities linked to

 Equity Shares (including the issue and allotment of

Equity Shares pursuant to a Green Shoe Option, if

any), (all of which are hereinafter collectively

referred to as 'Securities') to eligible investors

PROPOSAL #S.2: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, that pursuant to the provisions of the

Foreign Exchange Management Act, 1999 (FEMA), the

Foreign Exchange Management (Transfer or Issue of

Security by a Person Resident Outside India)

Regulations, 2000 and all other applicable rules,

regulations, guidelines and laws (including any

statutory modifications or re-enactment thereof for

the time being in force) and subject to all

applicable approvals, permissions and sanctions and

subject to such conditions as may be prescribed by

any of the concerned authorities while granting such

approvals, permissions and sanctions, which may be

agreed to by the Board of Directors of the Company

(hereinafter referred to as 'the Board' which term

shall include a duly authorized Committee of

Directors for the time being exercising the powers

conferred by the Board of Directors), to permit

foreign institutional investors ('FIIs') registered

with the Securities and Exchange Board of India

('SEBI') to acquire and hold on their own account and

 on behalf of each of their SEBI approved sub-

accounts, shares of the Company upto an aggregate

limit of 40% of the paid-up equity share capital for

the time being; provided, however, that the equity

shareholding of each fit on its own account and on

behalf of each of SEBI approved sub-account in the

Company shall not exceed 10% of the total paid-up

equity share capital or such limits as are or may be

prescribed, from time to time under applicable laws,

rules and regulations; to do all such acts, deeds,

matters and things and execute all documents or

writings as may be necessary, proper or expedient for

 the purpose of giving effect to this resolution and

for matters connected therewith or incidental thereto

 including delegating all of any of the powers

conferred herein to any Committee of Directors of any

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HINDUSTAN PETROLEUM CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y3224R123

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

on 31 MAR 2009, profit and loss account for the YE on

 that date and the reports of the Board of Directors

and the Auditors thereon

PROPOSAL #2.: Declare a equity dividend for the FY            ISSUER            YES             FOR                  FOR

2008-2009

PROPOSAL #3.: Re-appoint Shri P.V. Rajaraman as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Professor Prakash G. Apte as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri V. Viziasaradhi as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Approve the payment of INR 17.5 lakhs          ISSUER            YES             FOR                  FOR

as remuneration to the Statutory Auditors of the

Company to be appointed by the Comptroller & Auditor

General of India for auditing the accounts of the

Company for the FY 2009-10 and authorize the Board of

 Directors for fixing the remuneration of Statutory

Auditors from FY 2010-11 onwards

PROPOSAL #7.: Appoint Shri K. Murali as a Director of        ISSUER            YES             FOR                  FOR

 Company, who is liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HINDUSTAN UNILEVER LTD

  TICKER:                  N/A                 CUSIP:   Y3218E138

  MEETING DATE:      7/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, and adopt the audited profit          ISSUER            YES             FOR                  FOR

and loss account for the 15th month period ended 31

MAR, 2009, the balance sheet as at that date and the

reports of the Directors and Auditors thereon

PROPOSAL #2.: Approve to confirm the payment of                 ISSUER            YES             FOR                  FOR

interim dividend and to declare a final dividend on

equity shares for the 15 month period ended 31 MAR

PROPOSAL #3.: Re-elect Messrs. H. Manwani; D.S.                 ISSUER            YES             FOR                  FOR

Parekh; Prof. C.K. Prahalad; A. Narayan; S.

Ramadorai; and Dr. R.A. Mashelkar as the Directors in

 place of the Directors who retires by rotation

PROPOSAL #4.: Appoint M/S. Lovelock & Lewes,                       ISSUER            YES             FOR                  FOR

Chartered Accountants, Mumbai as Statutory Auditors

of the Company, to hold office from the conclusion of

 this AGM until the conclusion of next AGM and

approve to fix their remuneration for the YE 31 MAR

PROPOSAL #5.: Appoint Mr. Dhaval Buch as a Director          ISSUER            YES             FOR                  FOR

of the Company, pursuant to the provision of section

257 and all other applicable provisions, if any, of

the Companies Act, 1956, pursuant to the provisions

of Section 260 of the Companies Act 1956, liable to

retire by rotation in terms of the provisions of the

Articles of Association of the Company

PROPOSAL #6.: Appoint Mr. Gopal Vittal as a Director         ISSUER            YES             FOR                  FOR

of the Company, pursuant to the provisions of section

 257 and all other applicable provisions, if any, of

the Companies Act 1956, liable to retire by rotation

in terms of the provisions of the Articles of

Association of the Company

PROPOSAL #7.: Appoint Mr. Sridhar Ramamurthy as a              ISSUER            YES             FOR                  FOR

Director of the Company, pursuant to the provisions

of Section 257 and all other applicable provisions,

if any, of the Companies Act, 1956, liable to retire

by rotation in terms of the provisions of the

Articles of Association of the Company

PROPOSAL #8.: Appoint Mr. Dhaval Buch as the                       ISSUER            YES             FOR                  FOR

Wholetime Director of the Company, pursuant to the

provision of Section 198, 269, 309 and other

applicable provisions, if any, of the Companies Act,

1956 read with schedule XIII to the act, as amended,

the approval of members of the Company be accorded ,

liable to retire by rotation in terms of the

provisions of the Articles of Association of the

Company; further that the remuneration of Mr. Dhaval

Buch in his capacity as a wholetime Director be fixed

 by the Board or a duly constituted committee thereof

 and thereafter be revised from time to time, within

the limits as approved by the members by way of a

special resolution adopted at their meeting held on

PROPOSAL #9.: Appoint Mr. Gopal Vittal as the                     ISSUER            YES             FOR                  FOR

Wholetime Director of the Company, pursuant to the

provision of Section 198, 269, 309 and other

applicable provisions, if any, of the Companies Act,

1956 read with schedule XIII to the act, as amended,

the approval of members of the Company be accorded,

liable to retire by rotation in terms of the

provisions of the Articles of Association of the

Company; further that the remuneration of Mr. Gopal

Vittal in his capacity as a wholetime Director be

fixed by the Board or a duly constituted committee

thereof and thereafter be revised from time to time,

within the limits as approved by the members by way

of a special resolution adopted at their meeting held

 on 04 APR 2008

PROPOSAL #10.: Appoint Mr. Sridhar Ramamurthy as the         ISSUER            YES             FOR                  FOR

Wholetime Director of the Company, pursuant to the

provision of Section 198, 269, 309 and other

applicable provisions, if any, of the Companies Act,

1956 read with schedule XIII to the act, as amended,

the approval of members of the company be accorded ,

liable to retire by rotation in terms of the

provisions of the Articles of Association of the

Company; further that the remuneration of Mr. Sridhar

 Ramamurthy in his capacity as a wholetime Director

be fixed by the Board or a duly constituted committee

 thereof and thereafter be revised from time to time,

 within the limits as approved by the members by way

of a special resolution adopted at their meeting held

 on 04 APR 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HINDUSTAN ZINC LTD

  TICKER:                  N/A                 CUSIP:   Y3224T111

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited profit and loss              ISSUER            YES             FOR                  FOR

account and cash flow statement for the YE on 31 MAR

2009, the balance sheet as at that date and the

Auditors' report and the Directors report thereon

PROPOSAL #2.: Declare a dividend for the year 2008-           ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3.: Re-appoint Shri M. S. Mehta as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation as per Article 129

of the Articles of Association of the Company

PROPOSAL #4.: Re-appoint Shri Sanjiv Kumar Mittal as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation as per Article

129 of the Articles of Association of the Company

PROPOSAL #5.: Re-appoint Shri Navin Agarwal as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation as per Article 129

of the Articles of Association of the Company

PROPOSAL #6.: Re-appoint M/s. Deloitte Haskins &                ISSUER            YES             FOR                  FOR

Sells Chartered Accountants as the Statutory Auditors

 of the Company for the period from the conclusion of

 43rd AGM to the conclusion of the next AGM at such

remuneration as may be fixed by the Board as per the

provisions of Section 224 and other applicable

provisions of the Companies Act, 1956

PROPOSAL #7.: Appoint Shri Akhilesh Joshi as a Chief         ISSUER            YES             FOR                  FOR

Operating Officer & Whole-time Director, in

accordance with the applicable provisions of the

Companies Act 1956, or any amendment or re-enactment

thereof, in terms of the Share Purchase Agreement by

the Board of Directors in their 291st Board meeting

held on 21 OCT 2008 on the terms and conditions as

specified; and authorize the Company for payment of

remuneration from time to time as specified, with

such increase as may be approved by the Board of

Directors from time to time within the overall

limits, and subject to Sections 198, 309 and other

applicable provisions of the Companies Act, 1956, in

respect of Shri Akhilesh Joshi during his tenure as

Chief Operating Officer & Whole-time Director of the

PROPOSAL #S.8: Approve that, subject to such                       ISSUER            YES             FOR                  FOR

approvals as may be necessary, for each of the

financial years of the Company commencing from 01 APR

 2009, Independent Directors of the Company be paid

commission not exceeding 1% of the net profits of the

 Company, as provided under Section 309(4) of the

Companies Act, 1956 [the Act] and computed in the

manner referred to in Section 198(1) of the Act, or

any amendment or re-enactment thereof, in addition to

 the sitting fee for attending the meeting of Board

of Directors of the Company or any committee thereof,

 to be divided amongst the Independent Directors in

such manner as the Board may from time to time

determine, provided that none of the Independent

Director shall receive individually commission

exceeding INR 4 lacs, in a FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HINO MOTORS,LTD.

  TICKER:                  N/A                 CUSIP:   433406105

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan

PROPOSAL #4: Approve Purchase of Own Shares                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HIROSE ELECTRIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J19782101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HISAMITSU PHARMACEUTICAL CO.,INC.

  TICKER:                  N/A                 CUSIP:   J20076121

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Director                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI CABLE,LTD.

  TICKER:                  N/A                 CUSIP:   J20118105

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI CAPITAL CORPORATION

  TICKER:                  N/A                 CUSIP:   J20286118

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI CHEMICAL COMPANY,LTD.

  TICKER:                  N/A                 CUSIP:   J20160107

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI CONSTRUCTION MACHINERY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J20244109

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI HIGH-TECHNOLOGIES CORPORATION

  TICKER:                  N/A                 CUSIP:   J20416103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI KOKI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   433575107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors and Corporate Auditors

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI METALS,LTD.

  TICKER:                  N/A                 CUSIP:   J20538112

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITACHI,LTD.

  TICKER:                  N/A                 CUSIP:   J20454112

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HITE BREWERY CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y1593X101

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2nd balance sheet, income            ISSUER            YES             FOR                  FOR

statement and proposed disposition of retained

earning for the FYE DEC 2009

PROPOSAL #2: Amend the Articles of Incorporation as          ISSUER            YES             FOR                  FOR

specified

PROPOSAL #3: Election of Mundeok Park, Janggyu Lee           ISSUER            YES         AGAINST           AGAINST

External  Jihong Yoo, Junmyung Jeong

PROPOSAL #4: Approve the remuneration and bonus limit        ISSUER            YES             FOR                  FOR

 of the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HLTH CORP

  TICKER:                  HLTH               CUSIP:   40422Y101

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ADOPT THE AGREEMENT AND PLAN OF                ISSUER            YES             FOR                  FOR

MERGER, DATED JUNE 17, 2009, BETWEEN WEBMD HEALTH

CORP, AND HLTH, AND TO APPROVE THE TRANSACTIONS

CONTEMPLATED BY THAT AGREEMENT, INCLUDING THE MERGER.

ELECTION OF DIRECTOR: PAUL A. BROOKE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES V. MANNING                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARTIN J. WYGOD                                    ISSUER            YES             FOR                  FOR

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM TO SERVE AS HLTH'S INDEPENDENT

AUDITOR FOR FISCAL YEAR ENDING DECEMBER 31, 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOCHTIEF AG, ESSEN

  TICKER:                  N/A                 CUSIP:   D33134103

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of mds pursuant to sections

289(4) and 315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of eur 105,000,000 as follows:

payment of a dividend of EUR 1.50 per share EUR

5,183,527.50 shall be carried forward ex-dividend and

 payable date 12 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the compensation system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors, set forth in detail

 in the Company's Corporate Governance report

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Deloitte + Touche GMBH, Munich

PROPOSAL #7.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 10% from their market price, on

or before 10 NOV 2010

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue warrant, convertible or income bonds, or

profit-sharing rights, the creation of contingent

capital, and the corresponding amendments to the

Articles of Association the Board of Managing

Director's shall be authorized, with the consent of

the Supervisory Board, to issue bonds and/or profit-

sharing rights of up to EUR 1,000,000,000, possibly

conferring a conversion or option right for new

shares of the Company, on or before 10 MAY 10 2015,

shareholders shall be granted subscription rights,

except for residual amounts, for the granting of such

 rights to holders of conversion or option rights,

for the issue of bonds at a price not materially

below their theoretical market value, and for the

issue of profit-sharing rights or income bonds with

debenture like features, the share capital shall be

increased accordingly by up to EUR 44,800,000 through

 the issue of up to 17,500,000 new bearer shares,

insofar as conversion or option rights are exercised

PROPOSAL #9.: Resolution on the renewal of the                   ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association the authorized capital

 i shall be revoked, the Board of Managing Director's

 shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 53,760,000 through the issue of new bearer

shares against payment in cash and/or kind, on or

before 10 MAY 2015 [new authorized capital

shareholders shall be granted subscription rights,

except for the issue of shares at a price not

materially below their market price, for the issue of

 shares against payment in kind, for residual

amounts, and to grant such rights to holders of

option or conversion rights

PROPOSAL #10.: Approval of the profit transfer                   ISSUER            YES             FOR                  FOR

agreements with the Company's wholly owned

subsidiaries HOCHTIEF Projektentwicklung Gmbh,

Deutsche Bau-Und Siedlungs-GmbH, Eurafrica Bau-GmbH,

and HOCHTIEF Corporate Space Management GmbH

PROPOSAL #11.: Approval of the control and profit              ISSUER            YES             FOR                  FOR

transfer agreement with the Company's wholly owned

subsidiary HOCHTIEF Construction GmbH

PROPOSAL #12.: Approval of the control agreement with        ISSUER            YES             FOR                  FOR

 the Company's wholly owned subsidiary HOCHTIEF

Concessions AG

PROPOSAL #13.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in connection with the shareholder rights

 Directive Implementation Law (ARUG) Section 20 shall

 be amended in respect of the shareholders' meeting

being called within the statutory period, and of

shareholders receiving information by electronic

means, Section 21 shall be revised in respect of

attendance at shareholders' meetings being contingent

 upon registration with the Company at least 6 days

in advance and provision of proof of shareholding as

per the 21st day prior to the meeting, and in respect

 of the permissibility of online participation and

absentee voting, Section 23 shall be amended in

respect of the facilitation of proxy voting

PROPOSAL #14.: Election of Manfred Wennemer to the            ISSUER            YES             FOR                  FOR

Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOKKAIDO ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J21378104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOKUHOKU FINANCIAL GROUP, INC.

  TICKER:                  N/A                 CUSIP:   J21903109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                     ISSUER            YES             FOR                  FOR

Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Retiring

Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOKURIKU ELECTRIC POWER COMPANY

  TICKER:                  N/A                 CUSIP:   J22050108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLCIM LTD, RAPPERSWIL-JONA

  TICKER:                  N/A                 CUSIP:   H36940130

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the ordinary capital increase           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLCIM LTD, RAPPERSWIL-JONA

  TICKER:                  N/A                 CUSIP:   H36940130

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, annual                ISSUER            YES             FOR                  FOR

consolidated financial statements of the Group and

annual financial statements of Holcim Ltd

PROPOSAL #1.2: Approve the remuneration report in an         ISSUER            YES             FOR                  FOR

advisory vote

PROPOSAL #2.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the persons entrusted with

Management during the 2009 FY

PROPOSAL #3.: Approve the appropriation of retained          ISSUER            YES             FOR                  FOR

earnings, determination of the dividend and the time

of payment; no dividend is paid on treasury shares;

the amount of the dividend payment will be reduced in

 relation to dividends attributable to treasury

shares held by the Company and its affiliates

PROPOSAL #4.1.1: Re-elect Markus Akermann as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a further term of

office of three years

PROPOSAL #4.1.2: Re-elect Peter Kupfer as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a further term of office

of three years

PROPOSAL #4.1.3: Re-elect Dr. Rolf Soiron as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a further term of

office of three years

PROPOSAL #4.2: Election of Dr. Beat Hess to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a term of office of three years

PROPOSAL #4.3: Election of Ernst and Young Ltd as the        ISSUER            YES             FOR                  FOR

 Auditors

PROPOSAL #5.: Amend the Article 4 of the Articles of         ISSUER            YES             FOR                  FOR

Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOLMEN AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W4200N112

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of meeting                                            ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Elect Fredrik Lundberg as the Chairman         ISSUER            YES             FOR                  FOR

of meeting

PROPOSAL #3.: Preparation and approval of voting list        ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approval of agenda                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of the Adjusters to approve            ISSUER             NO              N/A                  N/A

the minutes of the meeting

PROPOSAL #6.: Resolution concerning the due convening        ISSUER             NO              N/A                  N/A

 of the Meeting

PROPOSAL #7.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the consolidated financial statements, the report of

the Auditors and the consolidated report of the

Auditors as addressed by Chief Executive Officer

PROPOSAL #8.: Matters arising from the above reports         ISSUER             NO              N/A                  N/A

PROPOSAL #9.: Adopt the Parent Company's income                 ISSUER            YES             FOR                  FOR

statement and balance sheet and the consolidated

income statement and balance sheet

PROPOSAL #10.: Approve that a dividend of SEK 7 (9)          ISSUER            YES             FOR                  FOR

per share be paid, and the date of record for

entitlement to dividend be Monday 29 MAR 2010

PROPOSAL #11.: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board and the Chief Executive Officer from liability

PROPOSAL #12.: Approve to decide on the numbers of            ISSUER            YES             FOR                  FOR

Members of the Board to be elected by the meeting at

nine

PROPOSAL #13.: Approve that a fee of SEK 2,475,000 be        ISSUER            YES             FOR                  FOR

 paid to the Board, of which SEK 550,000 be paid to

the Chairman, and SEK 275,000 be paid to each of the

Members elected by the AGM who is not an employee of

the Company; and that the compensation to the

Auditors shall be paid against invoice

PROPOSAL #14.: Re-elect Fredrik Lundberg, Carl                   ISSUER            YES         AGAINST           AGAINST

Bennet, Magnus Hall, Carl Kempe, Curt Kallstromer,

Hans Larsson, Ulf Lundahl, and Goran Lundin and

election of Louise Lindh to the Board; and election

of Fredrik Lundberg as the Chairman

PROPOSAL #15.: Information about the Nomination                 ISSUER             NO              N/A                  N/A

Committee before the 2011 AGM

PROPOSAL #16.: Approve the guidelines for determining        ISSUER            YES             FOR                  FOR

 the salary and other remuneration of the Chief

Executive Officer and Senior Management

PROPOSAL #17.: Authorize the Board, to make                        ISSUER            YES             FOR                  FOR

decisions, on 1 or more occasions, to buy back Series

 A or Series B shares in the Company, or combinations

 thereof to the extent that the Company's holding of

its own shares does not at any time exceed 10% of all

 the shares in the Company, the share purchases shall

 be transacted via NASDAQ OMX Stockholm at prevailing

 listed prices, and to make decisions between now and

 the next AGM to use the Company's holding of its own

 shares as payment in connection with the acquisition

 of Companies or lines of business or to finance such

 acquisitions, in which case the shares shall be sold

 via NASDAQ OMX Stockholm, the mandate may be

exercised on one or more occasions and may include

the Company's entire holding of its own shares at the

 time of the Board's decision, the mandate includes

the right to decide to waive the prior rights of

existing shareholders; [Authority expires until the

end of the next AGM]

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: amend the Company's Articles

of Association so that it is also possible to hold

the AGM at one of the Company's facilities, instead

of only in Stockholm

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDERS' PROPOSAL: approve to instruct Holmen

Skog to take substantial measures to prevent young

pine trees from being damaged by grazing elks

PROPOSAL #20.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: approve to change the terms

of the felling contract applicable in the Company and

 that the current wording of the term, Disputes

arising from this contract will be definitively

resolved through arbitration in accordance with the

Arbitration Institute of the Stockholm Chamber of

Commerce's rules for simplified arbitration, be

replaced by Disputes arising from this contract are

to be resolved in accordance with applicable

arbitration legislation, apart from when the matter

disputed is in an amount of less than SEK 500,000, in

 which case the dispute may be referred to a general

court in the location where the seller is domiciled

PROPOSAL #21.: Closure of the Meeting                                    ISSUER             NO              N/A                  N/A

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  ISSUER:                  HOME RETAIL GROUP

  TICKER:                  N/A                 CUSIP:   G4581D103

  MEETING DATE:      7/1/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors'                   ISSUER            YES             FOR                  FOR

report, Auditors' report and the financial statements

 for the financial period ended 28 FEB 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the financial period ended 28 FEB 2009

PROPOSAL #3.: Declare a final dividend of 10.0 pence         ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #4.: Re-elect Mr. Oliver Stocken as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-elect Mr. Richard Ashton as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company

PROPOSAL #7.: Authorize the Directors' to determine          ISSUER            YES             FOR                  FOR

the Auditors' remuneration

PROPOSAL #8.: Authorize the Company and its                        ISSUER            YES             FOR                  FOR

subsidiaries to make political donations to political

 organizations/incur political

PROPOSAL #9.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

unissued shares

PROPOSAL #S.10: Authorize the Directors to disapply          ISSUER            YES             FOR                  FOR

pre-emption rights

PROPOSAL #S.11: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.12: Authorize the Company to call general        ISSUER            YES             FOR                  FOR

 meetings other than AGM's on not less than 14 days'

notice

PROPOSAL #13.: Grant authority to change the                       ISSUER            YES             FOR                  FOR

Company's Performance Share Plan

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  ISSUER:                  HOME RETAIL GROUP PLC

  TICKER:                  N/A                 CUSIP:   G4581D103

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Directors, the        ISSUER            YES             FOR                  FOR

 report of the Auditors and the financial statements

of the Company for the 52 weeks ended 27 FEB 2010

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the annual report and financial

statements of the Company for the 52 weeks ended 27

FEB 2010

PROPOSAL #3: Declare a final dividend of 10.0p per            ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #4: Election of Mike Darcey as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #5: Re-election of Penny Hughes as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as the Auditors of the Company to hold office

until the conclusion of the next general meeting at

which financial statements and reports are laid

before the Company

PROPOSAL #7: Authorize the Board to fix the                        ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #8: Authorize the Company and those                       ISSUER            YES             FOR                  FOR

companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect for the purposes of Part 14 of the

Companies Act 2006  the '2006 Act'  during the period

 from the date of the passing of this resolution to

the conclusion of the Company's AGM in 2011: i) to

make political donations to political parties and/or

independent election candidates; ii) to make

political donations to political organisations other

than political parties; and iii) to incur political

expenditure, up to an aggregate amount of GBP 50,000,

 and the amount authorised under each of paragraphs

i  to  iii  of this Resolution 7 shall also be

limited to such amount and that words and expressions

 defined for the purpose of the 2006 Act shall have

the same meaning in this Resolution

PROPOSAL #9: Authorize the Board in accordance with          ISSUER            YES             FOR                  FOR

Section 551 of the 2006 Act to exercise all the

powers of the Company to allot shares or grant rights

 to subscribe for or convert any security into

shares: i) up to a nominal amount of GBP 29,074,167;

and ii) comprising equity securities  as specified in

 Section 560(1) of the 2006 Act  up to a further

nominal amount of GBP 29,074,167 in connection with

an offer by way of a rights issue; such authorities

shall expire at the conclusion of the AGM of the

Company to be held in 2011 or on 25 SEP 2011,

whichever is the earlier, such authorities shall be

in substitution for all previous authorities pursuant

 to Section 80 of the Companies Act 1985 which are

hereby revoked, without prejudice to any allotment of

 securities prior to the date of this Resolution 9

or thereafter pursuant to any offer or agreement made

 prior thereto  for the purposes of this Resolution

rights issue means an offer to: a) ordina

PROPOSAL #CONTD: CONTD in proportion  as nearly as            ISSUER             NO              N/A                  N/A

may be practicable  to their existing holdings; and

b) people who are holders of other equity securities

if this is required by the rights of those securities

 or, if the Board considers it necessary, as

permitted by the rights of those securities, to

subscribe further securities by means of the issue of

 a renounceable letter  or other negotiable document

 which may be traded for a period before payment for

the securities is due, but subject in both cases to

such exclusions or other arrangements as the Board

may deem necessary or expedient in relation to

treasury shares, fractional entitlements, record

dates or legal, regulatory or practical problems in,

or under the laws of, any territory

PROPOSAL #S.10: Authorize the Board subject to the            ISSUER            YES             FOR                  FOR

passing of Resolution 9 above, empowered to allot

equity securities  as specified in Section 560(1) of

the 2006 Act wholly for cash: i) pursuant to the

authority given by paragraph (i) of Resolution 9

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 560(3) of

the 2006 Act in each case: a) in connection with a

pre-emptive offer; and b) otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 4,361,125; and ii)

pursuant to the authority given by paragraph (ii) of

Resolution 9 above in connection with a rights issue

as if Section 561(1) of the 2006 Act did not apply to

 any such allotment; such power to expire at the

conclusion of the AGM of the Company to be held in

2011 or on 25 SEP 2011, whichever is the earlier but

so that the Company may make offers and enter into

agreements during this period which would, or might,

PROPOSAL #CONTD: CONTD the power ends and the Board          ISSUER             NO              N/A                  N/A

may allot equity securities under any such offer or

agreement as if the power had not ended, for the

purposes of this Resolution: a) rights issue has the

same meaning as in Resolution 9 above; b) 'pre-

emptive offer' means an offer of equity securities

open for acceptance for a period fixed by the Board

to (a) holders  other than the Company  on the

register on a record date fixed by the Board of

ordinary shares in proportion to their respective

holdings and (b) other persons so entitled by virtue

of the rights attaching to any other equity

securities held by them, but subject in both cases to

 such exclusions or other arrangements as the Board

may deem necessary or expedient in relation to

treasury shares, fractional entitlements, record

dates or legal, regulatory or practical problems in,

or under the laws of, any territory; c) references to

 an allotment of equity securities shall include a

PROPOSAL #CONTD: CONTD any securities shall be taken         ISSUER             NO              N/A                  N/A

to be, in the case of rights to subscribe for or

convert any securities into shares of the Company,

the nominal amount of such shares which may be

allotted pursuant to such rights

PROPOSAL #S.11: Authorize the Company generally and          ISSUER            YES             FOR                  FOR

unconditionally for the purpose of Section 701 of the

 2006 Act, to make market purchases  as specified in

Section 693 of the 2006 Act  of ordinary shares in

the capital of the Company on such terms and in such

manner as the Board may from time to time determine,

provided that: i) the maximum number of ordinary

shares which may be purchased is 87,000,000; ii) the

minimum price  not including expenses which may be

paid for each share is 10p; and iii) the maximum

price  not including expenses  which may be paid for

each ordinary share is an amount equal to the higher

of (a) 105% of the average market value of the

Company's ordinary shares as derived from The London

Stock Exchange Daily Official List for the five

business days immediately preceding the day on which

the relevant share is contracted to be purchased or

(b) the higher of the price of the last independent

trade and the highest current bid as

PROPOSAL #CONTD: CONTD Regulation (EC) 22 DEC 2003            ISSUER             NO              N/A                  N/A

implementing the Market Abuse Directive as regards

exemptions for buy-back programmes and stabilization

of financial instruments  No. 2273/2003  the

authority hereby conferred shall expire on the

earlier of 25 SEP 2011 or the conclusion of the AGM

of the Company to be held in 2011  except that the

Company shall be entitled, at any time prior to the

expiry of this authority, to make a contract of

purchase which would or might be executed wholly or

partly after such expiry and to purchase shares in

accordance with such contract as if the authority

conferred had not expired  unless such authority is

reviewed prior to such time

PROPOSAL #S.12: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

PROPOSAL #13: Approve the change to the rules of the         ISSUER            YES             FOR                  FOR

Company's Performance Share Plan contained in the

document produced in draft to the AGM and for the

purposes of identification initialled by the

Chairman, and to do all acts and things necessary to

implement the change

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company be amended by deleting all the provisions

 of the Company's Memorandum of Association which, by

 virtue of Section 28 of the 2006 Act, are to be

treated as provisions of the Company'S Articles of

Association; and the Articles of Association produced

 to the meeting and initialled by the chairman of the

 meeting for the purpose of identification be adopted

 as the Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HON HAI PRECISION IND LTD

  TICKER:                  N/A                 CUSIP:   Y36861105

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The indirect investment in people's            ISSUER             NO              N/A                  N/A

republic of China

PROPOSAL #A.4: The status of local unsecured                       ISSUER             NO              N/A                  N/A

corporate bonds

PROPOSAL #A.5: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

the financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed stock dividend: 120

for 1,000 shares held

PROPOSAL #B.4: Approve the proposal of capital                   ISSUER            YES             FOR                  FOR

injection by issuing global depositary receipt

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.8: Election of Directors and the                       ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #B.9: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.10: Other issues and extraordinary motions      ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONAM PETROCHEMICAL CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3280U101

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger and acquisition                ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONAM PETROCHEMICAL CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3280U101

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement, profit         ISSUER            YES             FOR                  FOR

and loss statement and the proposed disposition of

retained earning

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Jung Bum-Sik as an Internal         ISSUER            YES         AGAINST           AGAINST

Director and Kim Wha-Yong, Whang

PROPOSAL #4: Election of Kim Wha-Yong, Whang Myung-           ISSUER            YES             FOR                  FOR

Chun as the External Directors who will

PROPOSAL #5: Approve the remuneration of Directors             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONDA MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J22302111

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONEYWELL INTERNATIONAL INC.

  TICKER:                  HON                 CUSIP:   438516106

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GORDON M. BETHUNE        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: KEVIN BURKE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAIME CHICO PARDO        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DAVID M. COTE               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: D. SCOTT DAVIS             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LINNET F. DEILY           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CLIVE R. HOLLICK         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: GEORGE PAZ                    ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: BRADLEY T. SHEARES      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MICHAEL W. WRIGHT        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF INDEPENDENT ACCOUNTANTS               ISSUER            YES             FOR                  FOR

PROPOSAL #03: AMENDMENT TO THE AMENDED AND RESTATED          ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION - RIGHT TO CALL A

SPECIAL MEETING OF SHAREOWNERS

PROPOSAL #04: ADVISORY VOTE ON EXECUTIVE COMPENSATION        ISSUER            YES             FOR                  FOR

PROPOSAL #05: SHAREHOLDER ACTION BY WRITTEN CONSENT       SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #06: INDEPENDENT CHAIRMAN                                     SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #07: HUMAN RIGHTS -- DEVELOP AND ADOPT             SHAREHOLDER        YES         ABSTAIN           AGAINST

POLICIES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONG KONG & CHINA GAS LTD

  TICKER:                  N/A                 CUSIP:   Y33370100

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the statement of accounts for            ISSUER            YES             FOR                  FOR

the FYE 31 DEC 2009 and the reports of the Directors

and Auditors thereon

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.I: Re-elect Mr. Leung Hay Man as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.II: Re-elect Mr. Lee Ka Kit as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.III: Re-elect Mr. James Kwan Yuk Choi as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.IV: Re-elect Professor Poon Chung Kwong          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #5: Approve each Director's fee, the                     ISSUER            YES             FOR                  FOR

additional fee for the Chairman and the fee for each

member of the Audit Committee

PROPOSAL #6.I: Approve the issue of Bonus Shares                ISSUER            YES             FOR                  FOR

PROPOSAL #6.II: Approve to renew the general mandate         ISSUER            YES             FOR                  FOR

to the Directors for repurchase of Shares

PROPOSAL #6.III: Approve to renew the general mandate        ISSUER            YES             FOR                  FOR

 to the Directors for the issue of additional Shares

PROPOSAL #6.IV: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allot, issue or otherwise deal with additional Shares

 equal to the number of Shares repurchased under

Resolution 6(II)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONG KONG AIRCRAFT ENGINEERING CO HAECO LTD

  TICKER:                  N/A                 CUSIP:   Y29790105

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.a: Re-elect Christopher Dale Pratt as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.b: Re-elect Michelle Low Mei Shuen as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.c: Re-elect Christopher Patrick Gibbs as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #2.d: Re-elect Peter Andre Johansen as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.e: Re-elect Albert Lam Kwong Yu as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.f: Re-elect David Tong Chi Leung as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #4: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to make on-market share repurchases within the

meaning of the Code on Share Repurchases , during the

 relevant period, not exceeding 10% of the aggregate

nominal amount of the shares in issue at the date of

passing this resolution;  Authority expires the

earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM is to be held by law

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot, issue and deal with additional shares and

to make or grant offers, agreements and options which

 will or might require the exercise of such powers

during or after the end of the relevant period, not

exceeding 20% of the aggregate nominal amount of the

shares in issue at the date of passing this

resolution provided that the aggregate nominal amount

 of the shares so allotted  or so agreed

conditionally or unconditionally to be allotted

pursuant to this resolution wholly for cash shall not

 exceed 5% of the aggregate nominal amount of the

shares in issue at the date of passing this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONG KONG EXCHANGES AND CLEARING LTD

  TICKER:                  N/A                 CUSIP:   Y3506N139

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Audited Accounts for the YE         ISSUER            YES             FOR                  FOR

31 December 2009 together with the Reports of the

Directors and the Auditor thereon

PROPOSAL #2: Declare a final dividend of HKD 2.09 per        ISSUER            YES             FOR                  FOR

 share

PROPOSAL #3.a: Election of Mr. John Estmond                        ISSUER            YES             FOR                  FOR

Strickland as a Director

PROPOSAL #3.b: Election of Mr. WONG Sai Hung, Oscar          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditor of HKEx and authorize the Directors to fix

their remuneration

PROPOSAL #5: Authorize the Directors of HKEx to                 ISSUER            YES             FOR                  FOR

exercise during the Relevant Period  as hereinafter

defined  to repurchase shares of HKEx on the Stock

Exchange or on any other stock exchange on which the

shares of HKEx may be listed and which is recognised

by the Securities and Futures Commission and the

Stock Exchange for this purpose, subject to and in

accordance with all applicable laws and/or the

requirements of the Rules Governing the Listing of

Securities on The Stock Exchange of Hong Kong Limited

 or of any other stock exchange as amended from time

to time, provided that the aggregate nominal amount

of shares so purchased shall not exceed 10% of the

PROPOSAL #6.A: Approve to determine, the remuneration        ISSUER            YES             FOR                  FOR

 of HKD 500,000 and HKD 350,000 respectively be

payable to the Chairman and each of the other Non-

Executive Directors of HKEx for the period from the

conclusion of each AGM of HKEx to the conclusion of

the AGM of HKEx to be held in the immediately

following year, provided that such remuneration be

payable in proportion to the period of service in the

 case of a Director who has not served the entire

PROPOSAL #6.B: Approve to determine, in addition to          ISSUER            YES             FOR                  FOR

the remuneration of HKD 50,000, an attendance fee of

HKD 2,500 per meeting be payable to the Chairman and

every member  excluding executive Director  of the

Executive Committee, Audit Committee, Remuneration

Committee and Investment Advisory Committee of HKEx

for the period from the conclusion of each AGM of

HKEx to the conclusion of the AGM of HKEx to be held

in the immediately following year, provided that such

 remuneration be payable in proportion to the period

of service in the case of a committee member who has

not served the entire period

PROPOSAL #S.7: Amend the Articles 90(1), 90(1A),                ISSUER            YES         AGAINST           AGAINST

90(2)Article 93, 102, 108(1), 139(3), 142(1), 146,

157 of the Articles of Association of HKEx be deleted

 in their entirety and replaced by the following: as

specified, subject to the written approval of the

Securities and Futures Commission pursuant to Section

 67 of the Securities and Futures Ordinance, the

Articles of Association of HKEx

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONG LEONG BANK BHD

  TICKER:                  N/A                 CUSIP:   Y36503103

  MEETING DATE:      10/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Declare a final dividend of 15 sen per         ISSUER            YES             FOR                  FOR

share less income tax of 25% for the FYE 30 JUN 2009

as recommended by the Board of Directors of the Bank

PROPOSAL #2.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

of MYR 560,000 for the YE 30 JUN 2009 to be divided

amongst the Directors in such manner as the Directors

 may determine

PROPOSAL #3.: Re-elect Mr. Chew Peng Cheng as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-elect Ms Yvonne Chia as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect YBhg Dato' Mohamed Nazim bin          ISSUER            YES             FOR                  FOR

Abdul Razak as a Director

PROPOSAL #6.: Re-appoint Messrs                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the Bank

and authorize the Directors to fix their remuneration

PROPOSAL #7.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

Section 132D of the Companies Act, 1965, to issue

shares in the Bank, at any time and from time to

time, and upon such terms and conditions and for such

 purposes as the Directors may, in their absolute

discretion, deem fit, provided that the aggregate

number of shares issued pursuant to this resolution

in any 1 FY does not exceed 10% of the issued capital

 of the Bank for the time being and to obtain

approval for the listing of and quotation for the

additional shares so issued on Bursa Malaysia

Securities Berhad; and [Authority expires until the

conclusion of the next AGM of the Bank]

PROPOSAL #8.: Authorize the Bank and/or its                        ISSUER            YES             FOR                  FOR

subsidiaries to enter into any of the transactions

falling within the types of recurrent related party

transactions of a revenue or trading nature as

disclosed in Section 2.3(A) and (B) of the Bank's as

specified with HLCM and persons connected with HLCM,

as specified, provided that such transactions are

undertaken in the ordinary course of business, on

arm's length basis and on commercial terms which are

not more favorable to the related party than those

generally available to and/or from the public and are

 not, in the Bank's opinion, detrimental to the

minority shareholders; authorize the Directors of the

 Bank to complete and to do all such acts and things

[including executing all such documents as may be

required] as they may consider expedient or necessary

 to give effect to the transactions contemplated

and/or authorized by this ordinary resolution; and

[Authority expires the earlier of the conclusion of

the next AGM of the Bank at which time it will lapse,

 unless by a resolution passed at the meeting, the

authority is renewed or the expiration of the period

within which the next AGM of the Bank after that date

 is required to be held pursuant to Section 143(1) of

 the Companies Act, 1965 [but shall not extend to

such extension as may be allowed pursuant to Section

143(2) of the Companies Act, 1965]

PROPOSAL #9.: Authorize the Bank and/or its                        ISSUER            YES             FOR                  FOR

subsidiaries to enter into any of the transactions

falling within the types of recurrent related party

transactions of a revenue or trading nature as

disclosed in Section 2.3(C) of the Bank's as

specified with HLIH and persons connected with HLIH,

as specified, provided that such transactions are

undertaken in the ordinary course of business, on

arm's length basis and on commercial terms which are

not more favorable to the related party than those

generally available to and/or from the public and are

 not, in the Bank's opinion, detrimental to the

minority shareholders; authorize the Directors of the

 Bank to complete and to do all such acts and things

[including executing all such documents as may be

required] as they may consider expedient or necessary

 to give effect to the transactions contemplated

and/or authorized by this ordinary resolution;

[Authority expires the earlier of the conclusion of

the next AGM of the Bank at which time it will lapse,

 unless by a resolution passed at the meeting, the

authority is renewed or the expiration of the period

within which the next AGM of the Bank after that date

 is required to be held pursuant to Section 143(1) of

 the Companies Act, 1965 [but shall not extend to

such extension as may be allowed pursuant to Section

143(2) of the Companies Act, 1965]

PROPOSAL #10.: Authorize the Directors of the Bank,          ISSUER            YES             FOR                  FOR

subject to the Companies Act, 1965 [the Act], rules,

regulations and orders made pursuant to the Act,

provisions of the Bank's Memorandum and Articles of

Association and the Main Market Listing Requirements

of Bursa Malaysia Securities Berhad [Bursa

Securities] [Main Market Listing Requirements] and

any other relevant authority, to make purchases of

ordinary shares of MYR 1.00 each in the Bank's issued

 and paid-up share capital on Bursa Securities

subject further to the maximum number of shares which

 may be purchased and/or held by the Bank shall be

equivalent to 10% of the issued and paid-up share

capital of the Bank [Shares] for the time being; the

maximum fund to be allocated by the Bank for the

purpose of purchasing the Shares shall not exceed the

 retained profits and/or the share premium account of

 the Bank; as of 30 JUN 2009, the audited retained

profits and share premium of the Bank were MYR

2,136.1 million and MYR 539.7 million respectively;

[Authority expires the earlier of the conclusion of

the next AGM of the Bank or the expiration of the

period within which the next AGM after that date is

required by law to be held]; Authorize the Directors

of the Bank to take all such steps as are necessary

or expedient to implement or to effect the

purchase(s) of the Shares; to deal with any Shares so

 purchased and any existing treasury shares [the Said

 Shares] in the following manner: i) cancel the Said

Shares; ii) retain the Said Shares as treasury

shares; iii) retain part of the Said Shares as

treasury shares and cancel the remainder; iv)

distribute all or part of the Said Shares as

dividends to shareholders, and/or resell on Bursa

Securities and/ or cancel all or part of them, or in

any other manner as may be prescribed by the Act,

rules, regulations and orders made pursuant to the

Act and the Main Market Listing Requirements and any

other relevant authority for the time being in force

the authority to deal with the Said Shares shall

continue to be valid until all the Said Shares have

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONGKONG & SHANGHAI HOTELS LTD

  TICKER:                  N/A                 CUSIP:   Y35518110

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and Independent Auditor for

 the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a final dividend                ISSUER            YES             FOR                  FOR

PROPOSAL #3.a: Re-election of The Hon. Sir Michael            ISSUER            YES             FOR                  FOR

Kadoorie as a Director

PROPOSAL #3.b: Re-election of Mr. Ian Duncan Boyce as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.c: Re-election of Mr. Robert Chee Siong          ISSUER            YES         AGAINST           AGAINST

Ng as a Director

PROPOSAL #3.d: Re-election of Mr. Patrick Blackwell          ISSUER            YES             FOR                  FOR

Paul as a Director

PROPOSAL #3.e: Re-election of Mr. Peter Camille Borer        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #4: Re-appointment of KPMG as a Auditor of          ISSUER            YES             FOR                  FOR

the Company and to authorize the Directors to fix

their remuneration

PROPOSAL #5: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

subject to Paragraph of this resolution ate be

unconditionally granted to the Directors of the

Company to exercise during the Relevant Period to

allot, issue and deal with additional shares in the

capital of the Company and to make or grant offers,

agreements, options or warrants which would or might

require to make or grant offers, agreements and

options which would or might require the exercise of

such powers after the end of the Relevant Period; the

 aggregate number of shares in the capital of the

Company allotted or agreed conditionally or CONTD.

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase shares or otherwise acquire shares of

HKD 0.50 each in the capital of the Company in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on The Stock Exchange of Hong Kong

Limited, during the relevant period, provided that

the aggregate number of shares in the capital of the

Company so repurchased or otherwise acquired shall

not exceeding 10% of the aggregate nominal amount of

the issued share capital of the Company; and

Authority expires the earlier of the conclusion of

the AGM of the Company or the expiration of the

period within which the next AGM of the Company is to

PROPOSAL #7: Approve the aggregate number of the                ISSUER            YES             FOR                  FOR

shares in the capital of the Company which are

repurchased or otherwise acquired by the Company

pursuant to Resolution 6 shall be added to the

aggregate number of the shares in the capital of the

Company which may be issued pursuant to Resolution 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONGKONG ELECTRIC HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y33549117

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Auditor for the

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.i: Election of Mr. Lee Lan Yee, Francis          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.ii: Election of Mr. Frank John Sixt as a         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #4: Re-appoint KPMG as the Auditor of the            ISSUER            YES             FOR                  FOR

Company and authorize the Directors to fix the

Auditor's remuneration

PROPOSAL #5: Authorize the Directors, during and                ISSUER            YES             FOR                  FOR

after the relevant period, to issue and dispose of

additional shares of the Company not exceeding 20% of

 the existing issued share capital of the Company,

and grant offers or options  including bonds and

debentures convertible into shares of the Company ;

Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM is required by law

to be held

PROPOSAL #6: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

to repurchase shares of HKD 1.00 each in the issued

capital of the Company during the relevant period, in

 accordance with all applicable laws and requirements

 of the Rules Governing the Listing of Securities on

the Stock Exchange of Hong Kong Limited as amended

from time to time, not exceeding 10% of the aggregate

 nominal amount of the issued share capital of the

Company at the date of this resolution; Authority

expires the earlier of the conclusion of the next AGM

 of the Company or the expiration of the period

within which the next AGM is required by law to be

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors to issue and dispose of

additional shares pursuant to Resolution 5 set out in

 the notice convening this meeting by the addition

thereto of an amount representing the aggregate

nominal amount of the share capital of the Company

repurchased by the Company under the authority

granted pursuant to Resolution 6 as specified,

provided that such amount shall not exceed 10% of the

 aggregate nominal amount of the issued share capital

 of the Company as at the date of the said Resolution

PROPOSAL #S.8: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company be altered by deleting the last sentence

in Article 99 and substituting therefor the following

 sentence as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HONGKONG LD HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G4587L109

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements for              ISSUER            YES         AGAINST           AGAINST

2009 and to declare a final dividend

PROPOSAL #2: Re-elect Lord Leach of Fairford as a              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3: Re-elect Dr. Richard Lee as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Re-elect Y.K. Pang as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect James Watkins as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-elect John R. Witt as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint the Auditors and authorize            ISSUER            YES         AGAINST           AGAINST

the Directors to fix their remuneration

PROPOSAL #8: Approve to renew the general mandate to         ISSUER            YES             FOR                  FOR

the Directors to issue new shares

PROPOSAL #9: Approve to renew the general mandate to         ISSUER            YES             FOR                  FOR

the Directors to purchase the Company's shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOPEWELL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y37129163

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and consider the audited                   ISSUER            YES             FOR                  FOR

consolidated financial statements and the report of

the Directors and Independent Auditor's report for

the YE 30 JUN 2009

PROPOSAL #2.: Approve the recommended final dividend         ISSUER            YES             FOR                  FOR

of HKD 58 cents per share

PROPOSAL #3.A.1: Re-elect Mr. Eddie Ping Chang HO as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.A.2: Re-elect Mr. Albert Kam Yin YEUNG as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.A.3: Re-elect Mr. Eddie Wing Chuen HO              ISSUER            YES         AGAINST           AGAINST

Junior as a Director

PROPOSAL #3.A.4: Re-elect Ir. Leo Kwok Kee LEUNG as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.B: Approve to resolve not to fill up the         ISSUER            YES             FOR                  FOR

vacated office resulting from the retirement of Mr.

David Yau-gay LUI as a Director

PROPOSAL #3.C: Approve to fix the Directors' fees               ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                ISSUER            YES             FOR                  FOR

Tohmatsu as the Auditor and authorize the Directors

to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to repurchase shares on The Stock Exchange of Hong

Kong Limited [the Stock Exchange] or on any other

Stock Exchange on which the shares of the Company may

 be listed and which is recognized by the Securities

and Futures Commission of Hong Kong and the Stock

Exchange for this purposes, subject to and in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange or of any other

stock exchange as amended from time to time, not

exceeding 10% of the aggregate nominal amount of the

issued share capital of the Company as at the date of

 the passing of this resolution; [Authority expires

the earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by law to be

held]

PROPOSAL #5.B: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to allot, issue and deal with additional shares of

the Company and to make or grant offers, agreements

or options [including warrants, bonds, debentures,

notes and other securities which carry rights to

subscribe for or are convertible into shares of the

Company] during and after the relevant period, not

exceeding 20% of the aggregate nominal amount of the

issued share capital of the Company, pursuant to this

 resolution [otherwise than as scrip dividends

pursuant to the Articles of Association of the

Company from time to time or pursuant to a rights

issue [as specified] or pursuant to the exercise of

any rights of subscription or conversion under any

existing warrants, bonds, debentures, notes and other

 securities issued by the Company or any share option

 scheme]; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by law to be held]

PROPOSAL #5.C: Approve to extend the general mandate         ISSUER            YES         AGAINST           AGAINST

granted to the Directors to allot shares pursuant to

Resolution 5.B by the addition thereto of an amount

representing the aggregate nominal amount of the

share capital of the Company repurchased by the

Company under the authority granted pursuant to

Resolution 5.A as specified, provided that such

extended amount shall not exceed 10% of the aggregate

 nominal amount of the share capital of the Company

in issue as at the date of passing this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOPEWELL HWY INFRASTRUCTURE  LTD

  TICKER:                  N/A                 CUSIP:   G45995100

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES             FOR                  FOR

consolidated financial statements and the report of

the Directors and the Independent Auditor's report

for the YE 30 JUN 2009

PROPOSAL #2.: Approve the recommended final dividend         ISSUER            YES             FOR                  FOR

of HK 18 cents per share

PROPOSAL #3.A.1: Re-elect Mr. Philip Tsung Cheng FEI         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.A.2: Re-elect Mr. Lee Yick NAM as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A.3: Re-elect Dr. Gordon YEN as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.A.4: Re-elect Mr. Alan Ming Fai TAM as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A.5: Re-elect Professor Chung Kwong POON         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.B: Approve to fix the Directors' fees               ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Messrs. Deloitte Touche                ISSUER            YES             FOR                  FOR

Tohmatsu as the Auditors and authorize the Directors

to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, during the relevant period [as specified],

to repurchase shares of the Company on The Stock

Exchange of Hong Kong Limited [the Stock Exchange] or

 on any other stock exchange on which the shares of

the Company may be listed and recognized by the

Securities and Futures Commission of Hong Kong and

the stock exchange for this purpose, subject to and

in accordance with all applicable laws and/or the

requirements of the Rules of Governing the Listing of

 Securities on the Stock Exchange or of any other

stock exchange as amended from time to time, not

exceeding 10% of the aggregate nominal amount of the

issued share capital of the Company as at the date of

 passing this resolution; and [Authority expires the

earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by the

Articles of Association of the Company or any

PROPOSAL #5.B: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company, pursuant to the Rules Governing the Listing

of Securities on The Stock Exchange of Hong Kong

Limited, to allot, issue and deal with unissued

shares in the capital of the Company and to make or

grant offers, agreements and options [including

warrants bonds, debentures, notes and any securities

which carry rights to subscribe for or are

convertible into shares of the Company] during and

after the relevant period, not exceeding the

aggregate of 20% of the aggregate nominal amount of

the issued share capital of the Company at the date

of passing of this resolution; otherwise pursuant to:

 i) a rights issue; or ii) an issue of shares under

any option scheme or similar arrangement for the time

 being adopted for the grant or issue of shares or

rights to acquire shares of the Company; or iii) any

scrip dividend or similar arrangement providing for

the allotment and issue of shares in lieu of the

whole or part of a dividend in accordance with the

Articles of Association of the Company; and iv) a

specific authority granted by the shareholders of the

 Company in general meeting; and [Authority expires

the earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by the

Article of Association of the Company or any

PROPOSAL #5.C: Approve, subject to the passing of the        ISSUER            YES         AGAINST           AGAINST

 Resolution 5.A and 5.B, to extend the general

mandate granted to the Directors of the Company and

for the time being in force to exercise the powers of

 the Company to allot, issue and deal with un issued

shares pursuant to Resolution 5.B by the addition to

the aggregate nominal value of the share capital of

the Company which may be allotted or agreed

conditionally or unconditionally to be allotted by

the Directors of the Company pursuant to such general

 mandate of an amount representing the aggregate

nominal value of the share capital of the Company

repurchased by the Company under the authority

granted pursuant to Resolution 5.A, provided that

such extended amount shall not exceed 10% of the

aggregate nominal value of the issued share capital

of the Company as at the date of the passing of this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOPSON DEV HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G4600H101

  MEETING DATE:      12/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Panyu Agreement         ISSUER            YES             FOR                  FOR

[as specified to the shareholders of the Company

dated 23 NOV 2009 [the circular]], as specified and

the execution, delivery and performance by the

Company of the Panyu Agreement; the Acquisition, the

Cheerocean Share Disposal [as specified] and all

transactions contemplated under or incidental to the

Panyu Agreement and all actions taken or to be taken

by the Company and/or its subsidiaries pursuant to

the Panyu Agreement; c) up to 204,925,468

consideration shares [as specified] be allotted and

issued to Mr. Chu Mang Yee [Mr. Chu] and/or his

nominee(s) in accordance with the terms of the Panyu

Agreement for payment of the Balance [as specified]

and the Hong Kong branch share registrar of the

Company be instructed to issue share certificate(s)

under seal for the consideration shares to Mr. Chu

and/or his nominee(s) [or as Mr. Chu may direct] on

such date [including a day on which the register of

the Members of the Company is closed for transfer of

shares of the Company] as the Company may instruct

and authorize any 1 Director acting singly to take

any and all actions and execute any documents as he/

she may see fit in connection with the aforesaid; and

 authorize any 1 Director of the Company for and on

behalf of the Company to do all such acts and things,

 to sign, execute and deliver all such other

documents, deeds, instruments and agreements and to

take such steps as he/she may consider necessary,

desirable or expedient to give effect to or in

connection with the Panyu Agreement, the acquisition,

 the Cheerocean share disposal and the issue of the

consideration shares or any of the transactions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOPSON DEVELOPMENT HOLDINGS LTD, HAMILTON

  TICKER:                  N/A                 CUSIP:   G4600H101

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements of the Company and its

subsidiaries and the reports of the Directors and the

 Auditors for the YE 31 DEC 2009

PROPOSAL #2.A: Re-elect Mr. Xiang Bin as an Executive        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #2.B: Re-elect Mr. Xue Hu as an Executive            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.C: Re-elect Ms. Zhao Ming Feng as an                ISSUER            YES         AGAINST           AGAINST

Executive Director

PROPOSAL #2.D: Re-elect Mr. Liao Ruo Qing as an                 ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #2.E: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Executive Directors and

the Non-Executive Directors

PROPOSAL #3: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 as the Auditors and authorize the Board of Directors

 to fix their remuneration

PROPOSAL #4.A: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Driectors to allot shares

PROPOSAL #4.B: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to repurchase the Company's own shares

PROPOSAL #4.C: Approve to add nominal amount of the          ISSUER            YES             FOR                  FOR

shares repurchased under resolution 4.B to the

mandate granted to the Directors under resolution 4.A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HORMEL FOODS CORPORATION

  TICKER:                  HRL                 CUSIP:   440452100

  MEETING DATE:      1/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: TERRELL K. CREWS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY M. ETTINGER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JODY H. FERAGEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN I. MARVIN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN L. MORRISON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELSA A. MURANO, PH.D.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT C. NAKASONE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN K. NESTEGARD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD D. PEARSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAKOTA A. PIPPINS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HUGH C. SMITH, M.D.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN G. TURNER                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF ERNST & YOUNG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER

31, 2010.

PROPOSAL #03: CONSIDER A STOCKHOLDER PROPOSAL                 SHAREHOLDER        YES         ABSTAIN           AGAINST

REGARDING ANIMAL WELFARE STANDARDS, IF PRESENTED AT

THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOSPIRA, INC.

  TICKER:                  HSP                 CUSIP:   441060100

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CONNIE R. CURRAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: HEINO VON                     ISSUER            YES             FOR                  FOR

PRONDZYNSKI

PROPOSAL #1C: ELECTION OF DIRECTOR: MARK F. WHEELER           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS AUDITORS FOR HOSPIRA FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOSPITALITY PROPERTIES TRUST

  TICKER:                  HPT                 CUSIP:   44106M102

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ELECT WILLIAM A. LAMKIN AS THE                 ISSUER            YES             FOR                  FOR

INDEPENDENT TRUSTEE IN GROUP III.

PROPOSAL #02: TO APPROVE AN AMENDMENT TO OUR                       ISSUER            YES             FOR                  FOR

DECLARATION OF TRUST TO CHANGE THE VOTE REQUIRED TO

ELECT TRUSTEES IN UNCONTESTED ELECTIONS TO THE

AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO OUR                       ISSUER            YES             FOR                  FOR

DECLARATION OF TRUST TO DELETE CERTAIN RESTRICTIONS

UPON THE TIMING OF OUR COMMUNICATIONS WITH

SHAREHOLDERS.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER

31, 2010.

PROPOSAL #05: TO CONSIDER AND VOTE UPON A SHAREHOLDER   SHAREHOLDER        YES             FOR               AGAINST

 PROPOSAL, IF PROPERLY PRESENTED AT THE MEETING,

REGARDING OUR CLASSIFIED BOARD STRUCTURE.

PROPOSAL #06: TO CONSIDER AND VOTE UPON A SHAREHOLDER   SHAREHOLDER        YES             FOR               AGAINST

 PROPOSAL, IF PROPERLY PRESENTED AT THE MEETING,

REGARDING SUPERMAJORITY VOTE REQUIREMENTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOST HOTELS & RESORTS, INC.

  TICKER:                  HST                 CUSIP:   44107P104

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT M. BAYLIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLARD W.                   ISSUER            YES             FOR                  FOR

BRITTAIN, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: TERENCE C. GOLDEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ANN M. KOROLOGOS         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RICHARD E.                   ISSUER            YES             FOR                  FOR

MARRIOTT

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN B. MORSE, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: GORDON H. SMITH           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: W. EDWARD WALTER         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY APPOINTMENT OF KPMG LLP AS                 ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOT TELECOMMUNICATION SYSTEMS LTD

  TICKER:                  N/A                 CUSIP:   M5298W105

  MEETING DATE:      1/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 Directors' report for the year 2008

PROPOSAL #2: Re-appoint the Accountant Auditors and          ISSUER            YES             FOR                  FOR

authorize the Board to fix their fees

PROPOSAL #3.1: Appoint Y. Angel as a Class III                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.2: Appoint T. Menipaz as a Class III                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Amend the Bye-laws as required from the         ISSUER            YES             FOR                  FOR

amendment to the license for provision of On- Shore

Wired Telecommunications

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOTEL PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   V75384103

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and the audited accounts of the Company for the YE 31

 DEC 2009 together with the Auditors' report thereon

PROPOSAL #2: Declare a final dividend of RMB 2 cents         ISSUER            YES             FOR                  FOR

per ordinary share for the YE 31 DEC 2009

PROPOSAL #3: Approve the payment of the Directors'            ISSUER            YES             FOR                  FOR

fees of SGD 387,250 for the YE 31 DEC 2009

PROPOSAL #4: Re-appointment of the Auditors fro the          ISSUER            YES             FOR                  FOR

ensuing year and authorize the Directors to fix their

 remuneration

PROPOSAL #5: Re-appoint Mr. Joseph Grimberg as a                ISSUER            YES             FOR                  FOR

Director of the Company to hold such office until the

 next AGM, pursuant to Section 153 6  of the

Companies Act, Chapter 50

PROPOSAL #6: Re-elect Mr. William Fu Wei Cheng                   ISSUER            YES             FOR                  FOR

pursuant to Article 70 of the Articles of Association

PROPOSAL #7: Re-elect Mr. Leslie Mah Kim Loong                   ISSUER            YES             FOR                  FOR

pursuant to Article 80 of the Articles of Association

PROPOSAL #8: Re-elect Mr. Christopher Lim Tien Lock          ISSUER            YES             FOR                  FOR

pursuant to Article 80 of the Articles of Association

PROPOSAL #9: Authorize the Director, pursuant to                ISSUER            YES             FOR                  FOR

Section 161 of the Companies Act, Chapter 50 and the

listing rules of the Singapore Exchange Securities

Trading Limited, to allot and issue shares in the

capital of the Company  Shares whether by way of

bonus issue, rights issue or otherwise; and/or make

or grant offers, agreements or options  collectively,

 Instruments  that might or would require shares to

be issued, including but not limited to the creation

and issue of  as well as adjustments to  warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may, in their absolute discretion,

deem fit provided that: the aggregate number of

shares to be issued pursuant to this resolution does

PROPOSAL #10: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOTEL PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   V75384103

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors of the Company,         ISSUER            YES         AGAINST           AGAINST

the employee share option scheme to be known as the

Hotel Properties Employee Share Option Scheme 2010

[the Scheme] under which options [Options] may be

granted to selected directors and employees of the

Company and its subsidiaries [the Group] who have

attained the age of 21 years and who are not

undischarged bankrupts, to subscribe for ordinary

shares in the capital of the Company [Shares],

particulars of which are set out in the circular to

shareholders of the Company dated 14 April 2010 (the

Circular), be and is hereby approved and adopted, and

 that the directors of the Company [the Directors] be

 and are hereby authorized: a) to establish and

administer the Scheme; b) to modify and/or amend the

Scheme from time to time provided that such

modification and/or amendment is effected in

accordance with the rules of the Scheme, and to do

all such acts and to enter into such transactions,

arrangements and agreements as may be necessary or

expedient in order to give full effect to the Scheme;

 and c) to offer and grant Options in accordance with

 the rules of the Scheme and pursuant to Section 161

of the Companies Act, Chapter 50 of Singapore [the

Companies Act], and to deliver existing shares

[excluding treasury shares] and allot and issue from

time to time such number of new Shares as may be

required to be transferred or allotted and issued

pursuant to the exercise of the Options under the

Scheme

PROPOSAL #2: Authorize the Board of Directors of the         ISSUER            YES         AGAINST           AGAINST

Company, to offer and grant Options in accordance

with the rules of the Scheme with exercise prices set

 at a discount to the market price [being the average

 of the last dealt prices for a Share determined by

reference to the daily Official List published by the

 Singapore Exchange Securities Trading Limited [the

SGX-ST] for a period of five consecutive Market Days

on which the Shares are traded on the SGX-ST

immediately prior to the date of grant of that

Option, provided always that in the case of a Market

Day on which the Shares were not traded on the SGX-

ST, the last dealt price for the Shares on such

Market Day shall be deemed to be the last dealt price

 of the Shares on the immediately preceding Market

Day on which the Shares were traded, as determined by

 the Committee authorized and appointed to administer

 the Scheme, rounded up to the nearest whole cent in

the event of fractional prices], provided that such

discount does not exceed the relevant limits set by

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOUSE FOODS CORPORATION

  TICKER:                  N/A                 CUSIP:   J22680102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures Partially Updated

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOUSING DEVELOPMENT & INFRASTRUCTURE LTD.

  TICKER:                  N/A                 CUSIP:   Y3722J102

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited profit and loss                 ISSUER            YES             FOR                  FOR

account of the Company for the YE on 31 MAR 2009 and

the balance sheet as at date together with the report

 of the Auditor's and Directors' thereon

PROPOSAL #2.: Re-appoint Mr. Waryam Singh as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation at this meeting

PROPOSAL #3.: Re-appoint Mr. Ashok Kumar Gupta as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation at this meeting

PROPOSAL #4.: Re-appoint Mr. Surinder Kumar Soni as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation at this meeting

PROPOSAL #5.: Appoint Messrs. Thar & Co., Chartered          ISSUER            YES             FOR                  FOR

Accountants, Mumbai, as the Statutory Auditors of the

 Company to hold office from the conclusion of this

meeting until the conclusion of the next AGM and

approve to fix their remuneration

PROPOSAL #S.6: Authorize the Board of Directors                 ISSUER            YES         AGAINST           AGAINST

[hereinafter referred to as the Board, which term

shall include any committee thereof], pursuant to the

 provisions of Section 81 and 81[1A] and other

applicable provisions, if any, of the Companies Act,

1956 [including any amendments thereto or re-

enactment thereof] and the provisions of the Foreign

Exchange Management Act, 2000, as amended [FEMA],

Foreign Exchange Management [Transfer or issue of

Security by a Person Resident Outside India]

Regulations, 2000 as amended, Issue of Foreign

Currency Convertible Bonds and Ordinary Shares

[Through Depository Receipt Mechanism] Scheme, 1993

as amended [the 1993 Scheme], the Securities and

Exchange Board of India [SEBI] rules, regulations and

 guidelines including the SEBI [Disclosure and

Investor Protection] Guidelines, 2000 as amended [the

 SEBI DIP Guidelines] and in accordance with the

rules, regulations, guidelines, notifications,

circulars and clarifications issued thereon from time

 to time by Government of India [GOI], the Reserve

Bank of India [RBI], SEBI and/or any other competent

authorities and the enabling provisions of the

Memorandum of Association and Articles of Association

 of the Company, the listing agreements entered into

by the Company with the stock exchanges on which the

Company's shares are listed and subject to necessary

approvals, permissions, consents and sanctions of

concerned statutory and other authorities and subject

 to such conditions and modifications as may be

prescribed by any of them while granting such

approvals, permissions, consents and sanctions and

which may be agreed to by the Board of Directors of

the Company, in its absolute discretion to issue and

allot, either in India or in the course of

international offering[s], in one or more foreign

markets, such number of American Depository Receipts

[ADRs] or Global Depository Receipts [GDRs]

represented by underlying equity shares of the

Company or other securities convertible into equity

shares of the Company, foreign currency convertible

bonds [FCCBs], with or without a green shoe option

equity shares of the Company and/or equity shares of

the Company through depository receipt mechanism or

directly to investors and/or any other financial

instruments convertible into equity shares of the

Company, including warrants, or otherwise, in

registered or bearer form and/or any security

convertible into such equity shares, securities,

linked to the equity shares and/or securities with or

 without detachable warrants with right exercisable

by the warrant holders to convert or subscribe to

equity shares of the Company up to an amount of USD

450 Million or its Indian Rupee equivalent [all of

which are hereinafter collectively referred to as

Securities] or any combination of Securities, in 1 or

 more tranches, whether rupee denominated or

denominated in foreign currency, to any eligible

person, including foreign/resident investors [whether

 institutions, incorporated bodies, mutual funds,

individuals or otherwise], foreign institutional

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOUSING DEVELOPMENT FINANCE CORP LTD

  TICKER:                  N/A                 CUSIP:   Y37246157

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit            ISSUER            YES             FOR                  FOR

and loss account for the FYE 31 MAR 2009, the balance

 sheet as at that date and the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Shirish B. Patel as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. B.S. Mehta as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. S.A. Dave as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #6.: Re-appoint Messrs. Deloitte Haskins &          ISSUER            YES             FOR                  FOR

Sells, Chartered Accountants as the Auditors of the

Corporation, to hold office as such from the

conclusion of this meeting until the conclusion of

the next AGM, on a remuneration of INR 60,00,000 plus

 applicable service tax and reimbursement of out-of-

pocket expenses incurred by them for the purpose of

audit of the Corporation's accounts at the Head

Office, all its branch offices in India and its

branch office at London and Singapore; authorize the

Board of Directors of the Corporation, pursuant to

the provisions of Section 228(1)and other applicable

provisions, if any, of the Companies Act, 1956, to

appoint Messrs. Deloitte Haskins & Sells, Chartered

Accountants as Branch Auditors or any other person

who may be qualified to act as such in consultation

with the Auditors of the Corporation and approve to

fix their remuneration for the purpose of audit of

any Branch Office that may be opened abroad by the

Corporation during the period until the conclusion of

 the next AGM

PROPOSAL #7.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Section 228(1) and other applicable provisions, if

 any, of the Companies Act, 1956, Messrs. Pannell

Kerr Forster, Chartered Accountants, as the Branch

Auditors of the Corporation, for the purpose of audit

 of the accounts of the Corporation's Branch Office

at Dubai, to hold office as such from the conclusion

of this meeting until the conclusion of the next AGM,

 on such terms and conditions and on such

remuneration as may be fixed by the Board of

Directors of the Corporation, depending upon the

PROPOSAL #8.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Sections 198, 269 read with Schedule XII, 309,

310, 311 and other applicable provisions, if any, of

the Companies Act, 1956, approval of the Members of

the Corporation, Mr. Deepak S. Parekh as the Managing

 Director of the Corporation with effect from 01 MAR

2009 upto the close business hours on 31 DEC 2009,

upon the terms and conditions including remuneration

as specified which agreement is hereby specifically

approved and sanctioned and authorize the Board of

Directors of the Corporation [Board which shall be

deemed to include the Compensation Committee of the

Board of Directors] to alter and vary the terms and

conditions of the said appointment and/or agreement

[including authority, from time to time, to determine

 the amount or salary and commission is also the type

 and amount of perquisites and other benefits payable

 to Mr. Deepak S. Parekh], in such manner as may be

agreed to between the Board and Mr. Deepak S. Parekh

provided however that the remuneration payable to Mr.

 Deepak S. Parekh shall not exceed the limits

specified in the said agreement and the limits

prescribed under Schedule XII to the Companies Act,

1956, including any amendment, modification,

variation or re-enactment thereof; in the event of

any loss, absence or inadequacy of profits in any FY

during the term of office of Mr. Deepak S. Parekh,

the remuneration payable to him by way of salary

allowances, commission and perquisites shall not,

without the approval of the Central Government [if

required] exceed the limits prescribed under Schedule

 XIII and other applicable provisions of the

Companies Act, 1956, or any amendment, modification,

variation or re-enactment thereof; authorize the

Board to do all such acts, deeds, matters and things

and execute all such agreements, documents,

instruments and writings as may be required, with

power to settle all questions, difficulties or doubts

 that may arise in regard to the send re-appointments

 as it may in its sole and absolute discretion deem

fit and to delegate all or any of its powers herein

conferred to any Director(s) and/or Officer(s) of the

 Corporation, to give of this resolution

PROPOSAL #S.9: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 309(4) and other applicable provisions

 if any of the Companies Act 1956 the non-whole time

Directors of the Corporation in additions to sitting

fees being paid to them for attending the meetings of

 the Board of Directors of the Corporation [referred

to as the Board] and its committees be paid every for

 a period of 5 year with effect form 01 APR 2010

commission of an amount as may be determine by the

Board from time to time subject to an overall ceiling

 of 1% of the net profits of the Corporation [to be

computed in the manner referred to in Section 198(1)

of the Companies Act 1956] to be dividend amongst

them in such manner as the Board may form time to

time determine

PROPOSAL #S.10: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Corporation [hereinafter referred to as the

'Board' which term shall be deemed to include any

Committee(s) constituted/to be constituted by the

Board to exercise its powers including powers

conferred by this resolution, to the extent permitted

 by Law], pursuant to the provisions of Section

81(1A) and other applicable provisions, if any, of

the Companies Act, 1956, the Securities and Exchange

Board of India [disclosure and investor protection]

guidelines, 2000 [hereinafter referred to as DIP

Guidelines], including any amendment, modification,

variation or re-enactment thereof and subject to the

approval of the Members of the Corporation and in

accordance with the provisions of the Memorandum and

Articles of Association of the Corporation, the

listing agreements entered into with the stock

exchanges on which the equity shares of the

Corporation are listed, the Foreign Exchange

Management, Act, 2000, the Foreign Exchange

Management [transfer or issue of securities by a

person resident outside India] regulations, 2000, the

 Foreign Exchange Management [Borrowing or Rending in

 Rupees] regulations, 2000, including any amendment,

modification, variation or re-enactment thereof and

such other applicable rules, regulations, guidelines,

 notifications, circulars and clarifications

issued/to be issued thereon by the government of

India [GOI], the Reserve Bank of India [RBI], the

Securities and Exchange Board of India [SEBI], the

National Housing Bank [NHB] and/or any other

regulatory/statutory authorities, from time to time,

to the extent applicable and subject to the consent

and approvals of any regulatory/statutory

authorities, to offer issue and allot warrants, with

a right exercisable by the warrant holder to exchange

 the said warrant holder to exchange the said

warrants with equity shares of the Corporation at a

later date [hereinafter referred to as 'Warrants'

simultaneously with the issue of Secured, Redeemable

Non-Convertible Debentures [NCDs], to Qualified

Institutional Placement [QIP] basis, pursuant to and

in accordance with the provisions of Chapter XIII-A

of the DIP Guidelines, for cash, at such price or

prices, in such manner and where required, in

consultation with the merchant banker(s) and/or other

 advisor(s) or otherwise and on such terms and

conditions as the Board may, in its sole and absolute

 discretion, decide at the time of issue of the NCDs

and warrants, at such times and in 1 or more

tranches, so however that the Warrants would result

in a maximum issue of upto 1,093,53,706 equity shares

 of INR 10 each of the Corporations, after they are

exchanged with the equity shares of the Corporation

and that the result in a maximum dilution of upto

3.5% of the expanded issued and paid-up equity share

capital of the Corporation, taking into consideration

 the un-exercised stock options and the foreign

currency convertible bonds pending for conversion, as

 on date and the total amount raised through the

issue of the NCDs does not exceed INR 4,000 crores;

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HOYA CORPORATION

  TICKER:                  N/A                 CUSIP:   J22848105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Authorize Use of Stock Options, and                ISSUER            YES             FOR                  FOR

Allow Board to Authorize Use of Stock Option Plan

PROPOSAL #3.1: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.2: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.3: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.4: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.5: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.6: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.7: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.8: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #3.9: Shareholder's Proposal: Appoint a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #4: Shareholder's Proposal: Amend Articles          ISSUER            YES             FOR               AGAINST

to Increase the Number of Characters for the Amount

of Explanatory Text Permitted for Shareholder

Propositions to 4,000 chrs.

PROPOSAL #5: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Allow Secret ballots

PROPOSAL #6: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Restrict the Number of Corporate Insiders' Seats

on the Board of Directors

PROPOSAL #7: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Eliminate Articles Related to Rejecting Cumulative

 Votes

PROPOSAL #8: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Prohibit Interlocking Directors

PROPOSAL #9: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Restrict the Number of Positions Assumed by

Outside Directors at Other companies

PROPOSAL #10: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Restrict the Number of Times that an Outside

Director May be Reappointed to 10

PROPOSAL #11: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Disclose Remuneration to Directors Who Have

PROPOSAL #12: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Obligate the Company to Hold Meetings not

Involving Executive Officers

PROPOSAL #13: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Obligate the Company to Create Guidelines Defining

 Independent Directors

PROPOSAL #14: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Disclose Remunerations to Directors and Corporate

Officers Individually

PROPOSAL #15: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Disclose Positions at Public-Interest Corporations

 Held By Director Candidates

PROPOSAL #16: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Require Prior notice of Shares to be Sold By

Directors and their Families and Disclose it to

Shareholders

PROPOSAL #17: Shareholder's Proposal: Amend Articles         ISSUER            YES             FOR               AGAINST

to Prohibit hedging by Stock Option Holders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HSBC HOLDINGS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G4634U169

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual accounts and reports         ISSUER            YES             FOR                  FOR

of the Director's and of the Auditor for the YE 31

DEC 2009

PROPOSAL #2.: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect R. A. Fairhead as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Re-elect M. F. Geoghegan as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.c: Re-elect S. K. Green as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.d: Re-elect G. Morgan as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.e: Re-elect N. R. N. Murthy as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.f: Re-elect S. M. Robertson as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.g: Re-elect J. L. Thornton as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.h: Re-elect Sir Brian Williamson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-appoint KPMG Audit PLC as the                   ISSUER            YES             FOR                  FOR

Auditor at remuneration to be determined by the Group

 Audit Committee

PROPOSAL #5.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and for the purposes of Section 551 of the Companies

Act 2006 [the Act] Company to allot shares in the

Company and to grant rights to subscribe for, or to

convert any security into, shares in the Company up

to an aggregate nominal amount of GBP 100,000 [in the

 form of 10,000,000 Non-cumulative Preference Shares

of GBP 0.01 each], EUR 100,000 [in the form of

10,000,000 non-cumulative preference shares of EUR

0.01 each], USD 85,500 [in the form of 8,550,000 Non-

Cumulative Preference Shares of USD 0.01 each] and

USD 1,742,319,000 [in the form of 3,484,638,000

ordinary shares of USD 0.50 each in the capital of

the Company [Ordinary Shares] [the latter being equal

 to approximately 20 per cent of the nominal amount

of Ordinary Shares of the Company in issue at the

latest practicable date prior to the printing of the

Notice of this Meeting]; provided that this authority

 shall be limited so that, otherwise than pursuant

to: (a) a right issue or other issue the subject of

an offer or invitation, open for acceptance for a

period fixed by the Directors, to: i) holders of

Ordinary Shares where the shares respectively

attributable to the interests of all holders of

Ordinary Shares are proportionate [or as nearly as

may be] to the respective number of Ordinary Shares

held by them; and ii) holders of Securities, Bonds,

Debentures or Warrants which, in accordance with the

rights attaching thereto, are entitled to participate

 in such a rights issue or other issue or as the

Directors consider necessary, but subject to such

exclusions or other arrangements as the Directors may

 deem necessary or expedient in relation to record

dates, fractional entitlements or securities

represented by depositary receipts or having regard

to any restrictions, obligations, practical or legal

problems under the laws of or the requirements of any

 regulatory body or Stock Exchange in any territory

or otherwise howsoever, or (b) the terms of any Share

 Plan for employees of the Company or any of its

subsidiary undertakings; or (c) any scrip dividend

scheme or similar arrangements implemented in

accordance with the Articles of Association of the

Company; or (d) the allotment of up to 10,000,000

Non-cumulative Preference Shares of GBP 0.01 each,

10,000,000 Non-cumulative Preference Shares of EUR

0.01 each and 8,550,000 Non-cumulative Preference

Shares of USD 0.01 each in the capital of the

Company, the nominal amount of shares to be allotted

or rights to subscribe for, or to convert any

security into, shares to be granted by the Directors

pursuant to this authority wholly for cash shall not

in aggregate exceed USD 435,579,750 [being equal to

approximately 5% of the Ordinary Shares of the

Company in issue at the latest practical date prior

to the printing of the Notice of this Meeting]

[Authority expires at the conclusion of the AGM of

the Company to be held in 2011]  and the Directors

may allot shares or grant rights to subscribe for, or

 to convert any security into, shares [as the case

PROPOSAL #S.6: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 5 as specified, pursuant to

 Section 570 of the Companies Act 2006 [the Act] to

allot equity securities [within the meaning of

Section 560 of the Act] [disapplying the statutory

pre-exemption rights 561(1) of the Act]; [Authority

expires at the conclusion of the AGM of the Company

to be held in 2011] save that this authority shall

allow the Company before the expiry of this power to

make offers or agreements which would or might

require equity securities to be allotted after such

expiry and the Directors may allot equity securities

in pursuance of such offers or agreements as if the

power conferred hereby had not expired

PROPOSAL #S.7: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company as specified: (a) by deleting Article

55.2 in its entirely and renumbering the remainder of

 Article 55 accordingly; (b) by inserting into

Article 55.2 [as renumbered pursuant to this

Resolution] the words include such statements as are

required by the Act and shall in any event so that

Article 55.2 shall begin as specified (c) by deleting

 from Article 60.1 the words the same day in the next

 week at the same time and place, or to such other

day and substituting therefore the words such day

[being not less than ten clear days after the

original meeting] so that Article 60.1 reads as

specified; (d) by inserting into Article 73.3 the

words, subject to the Act, and deleting the words ,

on a poll, so that Article 73.3 as specified; (e) by

deleting Article 74 in its entirely and renumbering

Articles 75, 76 and 77 accordingly; (f) by inserting

into Article 76 [as renumbered pursuant to paragraph

(e) of this Resolution] the following new Article

76.2 to 76.4; and (g) by inserting a new Article 77

PROPOSAL #8: Approve the amendment to the trust deed         ISSUER            YES             FOR                  FOR

and rules of the HSBC Holding UK Share Incentive Plan

 [UK SIP] [as specified] to extend the termination

date of the UK SIP from 29 MAY 2010 to 28 MAY 2020

and authorize the Directors to do whatever may be

necessary or expedient to carry the amended UK SIP

into effect including making such changes as may be

necessary or expedient to secure the approval of HM

Revenue & Customs under Schedule 2 to the Income Tax

[Earning and pension] Act 2003; and to establish for

the benefit of non-United Kingdom resident employees

of the Company or of any of its direct or indirect

subsidiaries such further all-employee share

incentive plans as the Directors shall from time to

time consider appropriate, provided that; i) any such

 further plans are based on or similar to the UK SIP

or any part or parts thereof but with such variations

 as the Directors may consider necessary or

desirable, taking into account local tax, exchange

control and securities laws in relevant overseas

countries or territories; and  ii) where Ordinary

Shares of USD 0.50 each in the capital of the Company

 [Ordinary Shares] made available under such further

plans are newly issued such Ordinary Shares shall be

counted against to overall limit applicable to the

Company's Employee Share Plans, and so that for this

purpose establishing a plan also includes

participating in any plan established or operated by

any direct or indirect subsidiary or establishing or

participating in a sub-plan or adopting such other

method or approach as the Directors consider

appropriate to achieve the relevant objectives

PROPOSAL #S.9: Approve, that the Company General                ISSUER            YES             FOR                  FOR

Meetings [other than AGMs] being called on a minimum

of 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HTC CORPORATION

  TICKER:                  N/A                 CUSIP:   Y3732M103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 26 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, staff bonus and proposed

stock dividend: 50 for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.7: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B81.1: Election of Cher Wang/Shareholder            ISSUER            YES             FOR                  FOR

No.: 2 as a Director

PROPOSAL #B81.2: Election of Wen-Chi Chen/Shareholder        ISSUER            YES             FOR                  FOR

 No.: 5 as a Director

PROPOSAL #B81.3: Election of Ht Cho/Shareholder No.:         ISSUER            YES             FOR                  FOR

22 as a Director

PROPOSAL #B81.4: Election of Ho-Chen Tan/ID No.:                ISSUER            YES             FOR                  FOR

D101161444 as a Director

PROPOSAL #B82.1: Election of Josef Felder/ID No.:              ISSUER            YES             FOR                  FOR

19610425FE as an Independent Director

PROPOSAL #B82.2: Election of Chen-Kuo Lin/ID No.:              ISSUER            YES             FOR                  FOR

F102690133 as an Independent Director

PROPOSAL #B83.1: Election of Way-Chin Investment Co.         ISSUER            YES             FOR                  FOR

Ltd/Shareholder No.: 15 as a Supervisor

PROPOSAL #B83.2: Election of Po-Cheng Ko/Shareholder         ISSUER            YES             FOR                  FOR

No.: 14257 as a Supervisor

PROPOSAL #B83.3: Election of Caleb Ou-Yang/ID No.:            ISSUER            YES             FOR                  FOR

D101424339 as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

the Directors from participation in competitive

business

PROPOSAL #B.10: Extraordinary motions                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUA NAN FINANCIAL HOLDING CO LTD

  TICKER:                  N/A                 CUSIP:   Y3813L107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The Supervisors' review of 2009                   ISSUER             NO              N/A                  N/A

audited financial statements

PROPOSAL #B.1: Approve the Company's 2009 business            ISSUER            YES             FOR                  FOR

reports and financial statements

PROPOSAL #B.2: Approve the Company's 2009 profit                ISSUER            YES             FOR                  FOR

distribution, proposed cash dividend: TWD 0.2 per

PROPOSAL #B.3: Amend the revision of the Articles of         ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings proposed stock dividend: 55

for 1,000 shares held

PROPOSAL #B.5: Approve the revision to the rules of          ISSUER            YES             FOR                  FOR

shareholder meeting

PROPOSAL #B.6.1: Election of Ming-Cheng Lin [ID:7899,        ISSUER            YES             FOR                  FOR

 Shareholders Account No. 125,432,172] as a Director

PROPOSAL #B.6.2: Election of An-Lan Chen Hsu                       ISSUER            YES             FOR                  FOR

[ID:283585, Shareholders Account No. 224,828] as a

Director

PROPOSAL #B.6.3: Election of Tsu-Yen Lin [ID:7899,            ISSUER            YES             FOR                  FOR

Shareholders Account No. 125,432,172] as a Director

PROPOSAL #B.6.4: Election of Chih-Yang Lin [ID:7899,         ISSUER            YES             FOR                  FOR

Shareholders Account No. 125,432,172] as a Director

PROPOSAL #B.6.5: Election of James Hui-Jan Yen                   ISSUER            YES             FOR                  FOR

[ID:325315, Shareholders Account No. 45,000] as a

Director

PROPOSAL #B.6.6: Election of Rung-Fu Hsieh [ID:7920,         ISSUER            YES             FOR                  FOR

Shareholders Account No. 7,593,426] as a Director

PROPOSAL #B.6.7: Election of Michael Hsu [ID:283585,         ISSUER            YES             FOR                  FOR

Shareholders Account No. 224,828] as a Director

PROPOSAL #B.6.8: Election of Hsueh Hsu Chang                       ISSUER            YES             FOR                  FOR

[ID:7904, Shareholders Account No. 11,588,057] as a

PROPOSAL #B.6.9: Election of Chia-Ying Shen [ID:7963,        ISSUER            YES             FOR                  FOR

 Shareholders Account No. 32,472,804] as a Supervisor

PROPOSAL #B.7: Extraordinary Motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUABAO INTL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G4639H106

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and of

the Auditors for the YE 31 MAR 2009

PROPOSAL #2.: Declare a final dividend for the YE 31         ISSUER            YES             FOR                  FOR

MAR 2009

PROPOSAL #3.I.A: Re-elect Ms. M.A. Yun Yan as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.I.B: Re-elect Mr. Wang Guang Yu as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.I.C: Re-elect Mr. Xia Li Qun as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.II: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Company [the Board] to fix the Directors'

remuneration

PROPOSAL #4.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the Company

 and authorize the Board to fix their remuneration

PROPOSAL #5.A: Authorize the Directors, without                 ISSUER            YES         AGAINST           AGAINST

prejudice to Resolution 5.C, to allot, issue and deal

 with shares of HKD 0.10 each in the capital of the

Company [the ''Shares''], and to issue, allot or

grant securities convertible into shares or options,

warrants or similar rights to subscribe for any

shares in the Company or such convertible securities

and to make or grant offers, agreements and options

during and after the relevant period, not exceeding

the aggregate of 20% of the aggregate nominal amount

of the share capital of the Company at the date of

passing this resolution, otherwise than pursuant to

i) a rights issue [as specified]; or ii) any scrip

dividend or similar arrangements implemented in

accordance with Bye-Laws of the Company; or iii) an

issue of Shares under the share option scheme of the

Company or any similar arrangements for the time

being adopted by the Company for the grant or issue

to employees or the Directors of the Company and/or

any of its subsidiaries of Shares or right to acquire

 Shares; [Authority expires at the conclusion of the

next AGM or the expiration of the period within which

 the next AGM is required to be held by the Bye-Laws

of the Company or any applicable laws of Bermuda to

be held]

PROPOSAL #5.B: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

the shares on the Stock Exchange of Hong Kong Limited

 or on any other stock exchange on which the Shares

may be listed and which is recognized by the

Securities and Futures Commission and The Stock

Exchange of Hong Kong Limited [the Recognized Stock

Exchange] subject to and in accordance with all

applicable laws, and in accordance with the

provisions of, and in the manner specified in, the

Rules Governing the Listing of Securities on the

Stock Exchange of Hong Kong Limited or the rules of

any other Recognized Stock Exchange, provided that

the aggregate nominal amount of the Shares to be

repurchased shall not exceed 10% of the aggregate

nominal amount of the share capital of the Company in

 issue at the date of passing of this Resolution;

[Authority expires at the conclusion of the next AGM

or the expiration of the period within which the next

 AGM is required to be held by the Bye-Laws of the

Company or any applicable laws of Bermuda to be held]

PROPOSAL #5.C: Approve, subject to the passing of              ISSUER            YES         AGAINST           AGAINST

Resolutions 5.A and 5.B, to increase and extend the

aggregate nominal amount of share capital that may be

 allotted or agreed conditionally or unconditionally

to be allotted [whether pursuant to an option or

otherwise] by the Directors pursuant to and in

accordance with the approval given in Resolution 5.A,

 by the addition of the aggregate nominal amount of

the Shares which may be repurchased by the Company

pursuant to and in accordance with the approval given

 in Resolution 5.B provided that such amount shall

not exceed the aggregate nominal amount of the Shares

 repurchased pursuant to the said Resolution 5.B and

the said approval shall be limited accordingly

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUADIAN ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y3738R106

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition of a Company's         ISSUER            YES             FOR                  FOR

70% equity

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUADIAN ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y3738R106

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report and 2010 financial budget report

PROPOSAL #4: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan are as follows: 1) cash dividend/10 shares (tax

included): CNY 0.0000; 2) bonus issue from profit

(share/10 shares): none; 3) bonus issue from capital

reserve (share/10 shares): none

PROPOSAL #5: Approve the change of some Directors               ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the capital and share expansion         ISSUER            YES             FOR                  FOR

in a Company

PROPOSAL #7: Approve the capital and share expansion         ISSUER            YES             FOR                  FOR

in another Company

PROPOSAL #8: Approve to shut down power generating            ISSUER            YES             FOR                  FOR

group

PROPOSAL #9: Approve the provision for impairment of         ISSUER            YES             FOR                  FOR

shutting down the small power generating group

PROPOSAL #10: Re-appoint the Audit Firm                                ISSUER            YES             FOR                  FOR

PROPOSAL #11: Amend the Company's Articles of                     ISSUER            YES             FOR                  FOR

Association

PROPOSAL #12: Approve the extension of the valid                ISSUER            YES             FOR                  FOR

period for the resolution of the 1st EGM of 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUADIAN POWER INTERNATIONAL CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y3738Y101

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve that, China Huadian and its            ISSUER            YES             FOR                  FOR

subsidiaries [excluding the Group] will provide to

the Company and its subsidiaries an annual average

loan balance not exceeding RMB 16 billion for each of

 the FY from 2009 to 2011; and authorize the General

Manager or the Financial Controller of the Company or

 their respective authorized person(s) to sign

related agreements and documents including the

relevant loan contracts as appropriate with China

Huadian and its subsidiaries [excluding the Group]

and determine the relevant loan amount, interest

rates and the term thereof, in accordance with the

approved financial statements and the capital demand

of the production, operation and project construction

PROPOSAL #1.2: Approve that, Shandong International          ISSUER            YES             FOR                  FOR

Trust will provide to the Company and its

subsidiaries an annual average loan balance not

exceeding RMB 8 billion for the each of the FY from

2009 to 2011; and authorize the General Manager or

the Financial Controller of the Company and their

respective authorized person(s) to sign related

agreements and documents including the relevant loan

contracts as appropriate with Shandong International

Trust and determine the relevant loan amount,

interest rates and the term thereof, in accordance

with the approved financial statements and the

capital demand of the production, operation and

project construction of the Company; provided that:

i) the financing cost of the Company shall not be

higher than that available to the Company from the

commercial banks for the same financing products with

 the same term during the same period; and ii) the

Company shall not be required to provide any

PROPOSAL #2.: Appoint Mr. Chen Dianlu as a Non-                  ISSUER            YES             FOR                  FOR

Executive Director, with a term of office commencing

at the conclusion of the EGM until the expiration of

the current session of the Board [as specified]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUADIAN PWR INTL CORP LTD

  TICKER:                  N/A                 CUSIP:   Y3738Y101

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the proposed profit distribution        ISSUER            YES             FOR                  FOR

 proposal of the Company for the YE 31 DEC 2009

PROPOSAL #4: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the YE 31 DEC 2009

PROPOSAL #5: Re-appointments of KPMG and KPMG Huazhen        ISSUER            YES             FOR                  FOR

 as the International and domestic Auditors of the

Company, for the year ending 31 DEC 2010, and

authorize the Board to determine their remuneration

PROPOSAL #6: Approve the report of the Independent            ISSUER            YES             FOR                  FOR

Non-Executive Directors for the YE 31 DEC 2009

PROPOSAL #7: Approve the resolution in relation to            ISSUER            YES             FOR                  FOR

the provision of project loan guarantee to the

subsidiaries of the Company

PROPOSAL #S.8.A: Approve the issuance of Interbank            ISSUER            YES             FOR                  FOR

Debt Financing Instruments by the Company: Issurance

of short-term debentures

PROPOSAL #S.8.B: Approve the issuance of Interbank            ISSUER            YES             FOR                  FOR

Debt Financing Instruments by the Company: issuance

of medium-term notes

PROPOSAL #S.9: Approve the resolution in relation to         ISSUER            YES             FOR                  FOR

the granting of general mandate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUANENG POWER INTERNATIONAL INC

  TICKER:                  N/A                 CUSIP:   Y3744A105

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Framework Agreement on the         ISSUER            YES             FOR                  FOR

continuing connected transactions [for 2010] between

Huaneng Power International Inc. and China Huaneng

Group, the continuing connected transactions as

contemplated thereby and the transaction caps thereof

PROPOSAL #2.: Approve the Capital Contribution                   ISSUER            YES             FOR                  FOR

Agreement among Huaneng Power International Inc.,

China Huaneng Group and HIPDC, and the transaction as

 contemplated thereby

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUANENG PWR INTL INC

  TICKER:                  N/A                 CUSIP:   Y3744A105

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the Class of shares and

nominal value per share

PROPOSAL #S.1.2: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the method of issuance

PROPOSAL #S.1.3: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the target subscribers

PROPOSAL #S.1.4: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the method of subscription

PROPOSAL #S.1.5: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the number of shares to

be issued

PROPOSAL #S.1.6: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the price determinate date

PROPOSAL #S.1.7: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the subscription price

PROPOSAL #S.1.8: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the adjustment to the

number of shares to be issued and the subscription

price

PROPOSAL #S.1.9: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the lock-up period(s)

PROPOSAL #S1.10: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the listing of shares

PROPOSAL #S1.11: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the use of proceeds

PROPOSAL #S1.12: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the arrangement regarding

 the accumulated undistributed earnings

PROPOSAL #S1.13: Approve, in relation to the New A            ISSUER            YES             FOR                  FOR

Share Issue and the New H Share Issue by the Company,

 the relationship between the New A Share Issue and

the New H Share Issue

PROPOSAL #S1.14: Approve, in relation to the New H            ISSUER            YES             FOR                  FOR

Share Issue by the Company, the validity period of

these resolutions

PROPOSAL #S.2: Approve the resolution regarding the          ISSUER            YES             FOR                  FOR

signing of the Subscription Agreements with

designated investors

PROPOSAL #3.: Approve the resolution that the Company        ISSUER            YES             FOR                  FOR

 meets with the conditions for New A Share Issue

PROPOSAL #4.: Approve the resolution regarding the            ISSUER            YES             FOR                  FOR

Company's feasibility report on the use of proceeds

from the New A Share Issue

PROPOSAL #5.: Approve the resolution regarding the            ISSUER            YES             FOR                  FOR

Company's report on the use of proceeds from previous

 fund raising

PROPOSAL #s.6: Approve the resolution regarding                 ISSUER            YES             FOR                  FOR

amendments to the Articles of Association

consequential to the New Issue

PROPOSAL #S.7: Approve the resolution regarding the          ISSUER            YES             FOR                  FOR

general authorization from the general meeting to the

 Board of Directors to process all related matters

incidental to the New A Share Issue and the New H

Share Issue

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUANENG PWR INTL INC

  TICKER:                  N/A                 CUSIP:   Y3744A105

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.1: Approve the Class of shares and                ISSUER            YES             FOR                  FOR

nominal value per share, in relation to the New A

Share Issue and the New H Share Issue by the Company

PROPOSAL #S.1.2: Approve the Method of issuance, in          ISSUER            YES             FOR                  FOR

relation to the New A Share Issue and the New H Share

 Issue by the Company

PROPOSAL #S.1.3: Approve the Target subscribers, in          ISSUER            YES             FOR                  FOR

relation to the New A Share Issue and the New H Share

 Issue by the Company

PROPOSAL #S.1.4: Approve the Method of subscription,         ISSUER            YES             FOR                  FOR

in relation to the New A Share Issue and the New H

Share Issue by the Company

PROPOSAL #S.1.5: Approve the Number of shares to be          ISSUER            YES             FOR                  FOR

issued, in relation to the New A Share Issue and the

New H Share Issue by the Company

PROPOSAL #S.1.6: Approve the Price determinate date,         ISSUER            YES             FOR                  FOR

in relation to the New A Share Issue and the New H

Share Issue by the Company

PROPOSAL #S.1.7: Approve the Subscription price, in          ISSUER            YES             FOR                  FOR

relation to the New A Share Issue and the New H Share

 Issue by the Company

PROPOSAL #S.1.8: Approve the Adjustment to the number        ISSUER            YES             FOR                  FOR

 of shares to be issued and the subscription price,

in relation to the New A Share Issue and the New H

Share Issue by the Company

PROPOSAL #S.1.9: Approve the Lock-up period'S , in            ISSUER            YES             FOR                  FOR

relation to the New A Share Issue and the New H Share

 Issue by the Company

PROPOSAL #S1.10: Approve the Listing of shares, in            ISSUER            YES             FOR                  FOR

relation to the New A Share Issue and the New H Share

 Issue by the Company

PROPOSAL #S1.11: Approve the Use of proceeds, in                ISSUER            YES             FOR                  FOR

relation to the New A Share Issue and the New H Share

 Issue by the Company

PROPOSAL #S1.12: Approve the Arrangement regarding            ISSUER            YES             FOR                  FOR

the accumulated undistributed earnings, in relation

to the New A Share Issue and the New H Share Issue by

 the Company

PROPOSAL #S1.13: Approve the relationship between the        ISSUER            YES             FOR                  FOR

 New A Share Issue and the New H Share Issue, in

relation to the New A Share Issue and the New H Share

 Issue by the Company

PROPOSAL #S1.14: Approve the Validity period of these        ISSUER            YES             FOR                  FOR

 resolutions, in relation to the New A Share Issue

and the New H Share Issue by the Company

PROPOSAL #S.2: Approve the signing of the                            ISSUER            YES             FOR                  FOR

Subscription Agreements with designated investors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUANENG PWR INTL INC

  TICKER:                  N/A                 CUSIP:   Y3744A105

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the working report from the                ISSUER            YES             FOR                  FOR

Board of Directors of the Company for year 2009

PROPOSAL #2: Approve the working report from the                ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company for year 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for year 2009

PROPOSAL #4: Approve the profit distribution plan of         ISSUER            YES             FOR                  FOR

the Company for year 2009

PROPOSAL #5: Approve the proposal regarding the                 ISSUER            YES             FOR                  FOR

appointment of the Company's Auditors for year 2010

PROPOSAL #S.6: Approve the proposal regarding the              ISSUER            YES             FOR                  FOR

issue of short-term debentures by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUDSON CITY BANCORP, INC.

  TICKER:                  HCBK               CUSIP:   443683107

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DONALD O. QUEST,         ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1B: ELECTION OF DIRECTOR: JOSEPH G. SPONHOLZ      ISSUER            YES             FOR                  FOR

PROPOSAL #02: ADOPTION OF THE EXECUTIVE OFFICER                 ISSUER            YES             FOR                  FOR

ANNUAL INCENTIVE PLAN OF HUDSON CITY BANCORP.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS HUDSON CITY BANCORP, INC.'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUMANA INC.

  TICKER:                  HUM                 CUSIP:   444859102

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID A. JONES,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: FRANK A. D'AMELIO        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: W. ROY DUNBAR               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: KURT J. HILZINGER        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MICHAEL B.                   ISSUER            YES             FOR                  FOR

MCCALLISTER

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM J.                   ISSUER            YES             FOR                  FOR

MCDONALD

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM E.                   ISSUER            YES             FOR                  FOR

MITCHELL

PROPOSAL #1H: ELECTION OF DIRECTOR: DAVID B. NASH,            ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1I: ELECTION OF DIRECTOR: JAMES J. O'BRIEN         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MARISSA T.                   ISSUER            YES             FOR                  FOR

PETERSON

PROPOSAL #1K: ELECTION OF DIRECTOR: W. ANN REYNOLDS,         ISSUER            YES             FOR                  FOR

PH.D.

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUNTINGTON BANCSHARES INCORPORATED

  TICKER:                  HBAN               CUSIP:   446150104

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID P. LAUER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERARD P. MASTROIANNI                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD W. NEU                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHLEEN H. RANSIER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM R. ROBERTSON                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE SECOND AMENDED AND                ISSUER            YES             FOR                  FOR

RESTATED 2007 STOCK AND LONG-TERM INCENTIVE PLAN.

PROPOSAL #03: APPROVAL OF THE AMENDMENT TO THE                   ISSUER            YES             FOR                  FOR

CORPORATION'S CHARTER TO INCREASE THE AUTHORIZED

COMMON STOCK OF THE CORPORATION FROM 1,000,000,000 TO

 1,500,000,000 SHARES.

PROPOSAL #04: RATIFICATION OF APPOINTMENT OF DELOITTE        ISSUER            YES             FOR                  FOR

 & TOUCHE LLP TO SERVE AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE CORPORATION FOR THE

YEAR 2010.

PROPOSAL #05: ADVISORY VOTE ON THE COMPENSATION OF            ISSUER            YES             FOR                  FOR

EXECUTIVES AS DISCLOSED IN THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUSKY ENERGY INC

  TICKER:                  N/A                 CUSIP:   448055103

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Victor T.K. Li as a                   ISSUER            YES         AGAINST           AGAINST

Director for the ensuing year

PROPOSAL #1.2: Election of Canning K.N. Fok as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of Donald Fullerton as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Asim Ghosh as a Director          ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.5: Election of Martin J.G. Glynn as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of Poh Chan Koh as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.7: Election of Eva Lee Kwok as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.8: Election of Stanley T.L. Kwok as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.9: Election of John C.S. Lau as a                     ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Colin S. Russel as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.11: Election of Wayne E. Shaw as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.12: Election of William Shurniak as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.13: Election of Frank J. Sixt as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Re-appointment of the KPMG LLP, as the          ISSUER            YES             FOR                  FOR

Auditors of the Corporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUSQVARNA AB, HUSKVARNA

  TICKER:                  N/A                 CUSIP:   W4235G116

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Lars Westerberg as the                 ISSUER             NO              N/A                  N/A

Chairman AGM

PROPOSAL #3: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of one or two persons to check         ISSUER             NO              N/A                  N/A

and verify the Minutes

PROPOSAL #6: Determination as to whether the meeting         ISSUER             NO              N/A                  N/A

has been properly convened

PROPOSAL #7: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the audit report as well as the consolidated accounts

 and the audit report of the group and in connection

therewith, the President's business report

PROPOSAL #8.A: Adopt the profit and loss statement            ISSUER            YES             FOR                  FOR

and the balance sheet as well as the consolidated

profit and loss statement and the consolidated

PROPOSAL #8.B: Approve the Company's profit or loss          ISSUER            YES             FOR                  FOR

pursuant to the adopted balance sheet; that a

dividend for the FY 2009 of SEK 1 per share and

Friday, 30 APR 2010 as record date for the dividend;

if the AGM resolves in accordance with the Board of

Directors' proposal, the estimated date for the

payment of the dividend is Wednesday, 05 MAY 2010

PROPOSAL #8.C: Grant discharge from liability of the         ISSUER            YES             FOR                  FOR

Directors and the President

PROPOSAL #9: Approve to determine 10 Number of                   ISSUER            YES             FOR                  FOR

Directors to be elected without Deputies

PROPOSAL #10: Approve a total Board remuneration of          ISSUER            YES             FOR                  FOR

SEK 5,805,000, whereof SEK 1,600,000 to the Chairman

of the Board and SEK 460,000 to each of the Directors

 not employed by the Company; for work within the

remuneration committee, the Chairman shall receive

SEK 100,000 and the 2 Members SEK 50,000 each; for

work within the Audit Committee it is proposed that

the Chairman shall receive SEK 175,000 and the 2

Members shall receive SEK 75,000 each; the Nomination

 Committee proposes that the Auditors' fee shall be

paid on the basis of approved invoice

PROPOSAL #11: Re-election of Lars Westerberg, Peggy          ISSUER            YES             FOR                  FOR

Bruzelius, Robert F. Connolly, Borje Ekholm, Tom

Johnstone, Ulf Lundahl, Anders Moberg, Magnus Yngen

as the Directors and new election of Ulla Litzen and

Magdalena Gerger; Gun Nilsson has declined re-

election; Lars Westerberg is appointed Chairman of

the Board

PROPOSAL #12: Re-elect PricewaterhouseCoopers AB for         ISSUER            YES             FOR                  FOR

a period of 4 years up to and including the AGM in

PROPOSAL #13: Approve that the nomination procedures         ISSUER            YES             FOR                  FOR

for the AGM 2011 should be carried out as follows:

the Company shall have a Nomination Committee

consisting of one representative of each of the four

largest shareholders with regard to the number of

votes held, together with the Chairman of the Board

of Directors; the Nomination Committee's tenure is

until a new Nomination Committee has been appointed;

unless the Members of the Nomination Committee agree

otherwise, the Chairman of the Nomination Committee

shall be the Member that represents the largest

shareholder with regard to the number of votes held

as specified; the Nomination Committee shall prepare

the below proposals to be submitted to the AGM 2011

for resolution on: CONTD

PROPOSAL #14: Approve the principles for remuneration        ISSUER            YES             FOR                  FOR

 for the Group Management as specified

PROPOSAL #15: Approve that the AGM resolves to adopt         ISSUER            YES             FOR                  FOR

a performance based long term incentive program, LTI

2010; LTI 2010 is proposed to include a maximum of 50

 Senior Managers within the Husqvarna Group; the

program implies that the participants will, at market

 price, invest in B-shares in Husqvarna,

corresponding to a value of a minimum of 5% and a

maximum of 10% of their annual target income fixed

salary plus variable salary at a target level ; the

personal investment will later, in 2013, be matched

by the Company through allocation of share awards and

 performance based Stock Options as specified

PROPOSAL #16.A: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

acquire own B-shares on one or more occasions for the

 period up until the next AGM on purchasing so many

B-shares that the Company's holding does not at any

time exceed 3% of the total number of shares in the

Company; the purchase of shares shall take place on

the NASDAQ OMX Stockholm and may only occur at a

price within the share price interval registered at

that time, where share price interval means the

difference between the highest buying price and

lowest selling price

PROPOSAL #16.B: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

transfer own B-shares on one or more occasions for

the period up until the next AGM on transferring the

Company's own B-shares on the NASDAQ OMX Stockholm;

the transfer of shares on the NASDAQ OMX Stockholm

may only occur at a price within the share price

interval registered at that time

PROPOSAL #16.C: Approve that not more than 4,144,000         ISSUER            YES             FOR                  FOR

B-shares may be transferred to employees in

accordance with LTI 2010 as specified

PROPOSAL #17: Authorize the Board to resolve on a new        ISSUER            YES             FOR                  FOR

 issue of shares to issue not more than 57,634,377 B-

shares for payment in kind, on one or several

occasions during the period until the next AGM

PROPOSAL #18: Approve to change Article 8 of the                ISSUER            YES             FOR                  FOR

Articles of Association as specified

PROPOSAL #19: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Amend the Article 5 of the

Articles of Association by inserting a new paragraph

as specified

PROPOSAL #20: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUTCHISON HARBOUR RING LTD

  TICKER:                  N/A                 CUSIP:   G46712108

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the statement of audited                     ISSUER            YES             FOR                  FOR

accounts, the report of the Directors and the

Independent Auditor's report for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.I: Re-elect Ms. Chan Wen Mee, May                     ISSUER            YES             FOR                  FOR

(Michelle) as a Director

PROPOSAL #3.II: Re-elect Mr. Endo Shigeru as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.III: Re-elect Mr. Ronald Joseph Arculli          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.IV: Re-elect Dr. Lam Lee G. as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #3.V: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the Directors' remuneration

PROPOSAL #4.: Re-appoint the Auditor and authorize            ISSUER            YES             FOR                  FOR

the Board of Directors of the Company to fix the

Auditor's remuneration

PROPOSAL #5.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to allot, issue or otherwise deal with new

shares of the Company (the Shares) or securities

convertible into Shares, or options, warrants or

similar rights to subscribe for any Shares, and to

make or grant offers, agreements, options and

warrants which would or might require the exercise of

 such powers during and after the end of the Relevant

 Period the aggregate nominal amount of share capital

 allotted or agreed conditionally or unconditionally

to be allotted (whether pursuant to an option or

otherwise) by the Directors of the Company pursuant

to the approval in this resolution, otherwise than

pursuant to Shares issued CONTD

PROPOSAL #5.2: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to purchase or repurchase shares of the

Company (the Shares) on, subject to and in accordance

 with all applicable laws and rules on The Stock

Exchange of Hong Kong Limited or on any other Stock

Exchange on which the Shares may be listed and

recognized for this purpose by the Securities and

Futures Commission and The Stock Exchange of Hong

Kong Limited during teh relevant period, the

aggregate nominal amount of the Shares which may be

purchased or repurchased by the Company pursuant to

the approval in Paragraph (A) of this resolution

during the Relevant Period shall not exceed 10% of

the aggregate nominal amount of the share capital of

PROPOSAL #5.3: Approve, subject to the passing of              ISSUER            YES             FOR                  FOR

Resolution 5(1) and 5(2) as specified, the aggregate

nominal amount of the shares of the Company which may

 be purchased or repurchased by the Company pursuant

to the authority granted to the Directors of the

Company by Resolution 5(2) as specified shall be

added to the aggregate nominal amount of share

capital of the Company that may be allotted or issued

 or agreed conditionally or unconditionally to be

allotted or issued by the Directors of the Company

pursuant to Resolution 5(1) as specified, provided

that such shares shall not exceed 10% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUTCHISON HARBOUR RING LTD

  TICKER:                  N/A                 CUSIP:   G46712108

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the entering into of        ISSUER            YES             FOR                  FOR

 the Master Agreement; and authorize the Directors to

 approve possible acquisitions of Connected Debt

Securities subject to and in accordance with the

prescribed terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUTCHISON TELECOMMUNICATIONS  INTL LTD

  TICKER:                  N/A                 CUSIP:   G46714104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purposes of giving            ISSUER            YES             FOR                  FOR

effect to the scheme of arrangement dated 15 MAR 2010

 [the Scheme of Arrangement] between the Company and

the holders of the Scheme Shares [as defined in the

Scheme of Arrangement] in the form of the print

thereof, which has been produced to this meeting and

for the purposes of identification signed by the

chairman of this meeting, or in such other form and

on such terms and conditions as may be approved or

imposed by the Grand Court of the Cayman Islands, on

the Effective Date [as specified in the Scheme of

Arrangement] the issued share capital of the Company

shall be reduced by the cancellation and

extinguishment of the Scheme Shares [as defined in

the Scheme of Arrangement]; and authorize the

Directors of the Company to do all acts and things

considered by them to be necessary or desirable in

connection with the implementation of the Scheme of

Arrangement and the consequent reduction of capital,

including [without limitation] giving consent to any

modification of, or addition to, the Scheme of

Arrangement or the reduction of capital which the

Grand Court of the Cayman Islands may see fit to

PROPOSAL #2.: Approve, subject to and immediately              ISSUER            YES             FOR                  FOR

following the cancellation and extinguishment of the

Scheme Shares taking effect, the share capital of the

 Company shall be restored to its former amount by

allotting and issuing to Hutchison Telecommunications

 Holdings Limited, credited as fully paid at par, the

 same number of shares as the number of Scheme Shares

 cancelled and extinguished; and the credit arising

in the books of account of the Company consequent

upon the reduction of its issued share capital

resulting from the cancellation and extinguishment of

 the Scheme Shares shall be applied in paying up in

full at par the shares allotted and issued to

Hutchison Telecommunications Holdings Limited,

pursuant to Paragraph [i] above

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUTCHISON TELECOMMUNICATIONS  INTL LTD

  TICKER:                  N/A                 CUSIP:   G46714104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve with or with out modifications,         ISSUER            YES             FOR                  FOR

a scheme of arrangements [the scheme of arrangement]

proposed to be made between Hutchison

Telecommunications International Limited [the

Company] and the Scheme shareholder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUTCHISON TELECOMMUNICATIONS HONG KONG HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G4672G106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

Auditor for the YE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-elect Mr. Fok Kin-ning, Canning as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.B: Re-elect Mr. Lui Dennis Pok Man as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.C: Re-elect Mr. Wong King Fai, Peter as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.D: Re-elect Mrs. Chow Woo Mo fong, Susan         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.E: Re-elect Mr. Frank John Sixt as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.F: Re-elect Mr. Lai Kai Ming, Dominic as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.G: Re-elect Mr. Cheong Ying Chew, Henry          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.H: Re-elect Mr. Lan Hong Tsung, David as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.I: Re-elect Dr. Wong Yick Ming, Rosanna          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.J: Authorize the board of directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4.: Appointment of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

as the Auditor and authorize the Board of Directors

to fix its remuneration

PROPOSAL #5.1: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to issue additional shares

PROPOSAL #5.2: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to repurchase shares of the Company

PROPOSAL #5.3: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

to the Directors of the Company to issue additional

shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUTCHISON TELECOMMUNICATIONS INTERNATIONAL LTD

  TICKER:                  N/A                 CUSIP:   G46714104

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the agreement dated         ISSUER            YES             FOR                  FOR

12 AUG 2009 [the Agreement] entered into between

Advent Investments Pte Ltd, the Company's indirect

wholly-owned subsidiary, and Scailex Corporation Ltd,

 in relation to the sale of the sale shares [as

defined in the circular to Shareholders dated 27 AUG

2009, of which this Notice forms part]; and authorize

 the Directors of the Company, acting together,

individually or by Committee to execute all such

documents and/or to do all such acts on behalf of the

 Company as they may consider necessary, desirable or

 expedient for the purpose of, or in connection with,

 the implementation and completion of the Agreement

and all the transactions contemplated therein

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HUTCHISON WHAMPOA LTD, HONG KONG

  TICKER:                  N/A                 CUSIP:   Y38024108

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the statement of                 ISSUER            YES             FOR                  FOR

audited accounts and reports of the Directors and

Auditor for the YE 31 DEC 2009

PROPOSAL #2: Declare the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-election of Li Tzar Kuoi, Victor as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.2: Re-election of Frank John Sixt as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.3: Re-election of Michael David Kadoorie         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.4: Re-election of George Colin Magnus as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.5: Re-election of Margaret Leung Ko May          ISSUER            YES         AGAINST           AGAINST

Yee as a Director

PROPOSAL #4: Appointment of the Auditor and authorize        ISSUER            YES             FOR                  FOR

 the Directors to fix the Auditor's remuneration

PROPOSAL #5.1: Approve to give a general mandate to          ISSUER            YES             FOR                  FOR

the Directors to issue additional shares

PROPOSAL #5.2: Approve the purchase by the Company of        ISSUER            YES             FOR                  FOR

 its own shares

PROPOSAL #5.3: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

in Ordinary Resolution 5.1

PROPOSAL #6: Approve the entering into of the CKH              ISSUER            YES             FOR                  FOR

Master Agreement and to empower the Directors to

approve acquisition of CKH Connected Debt Securities

subject to and in accordance with the prescribed

terms and conditions

PROPOSAL #7: Approve the entering into of the HSE              ISSUER            YES             FOR                  FOR

Master Agreement and to empower the Directors to

approve acquisition of HSE Connected Debt Securities

subject to and in accordance with the prescribed

terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYNIX SEMICONDUCTOR INC

  TICKER:                  N/A                 CUSIP:   Y3817W109

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Financial Statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Election of J.K.Kim, O.C. Oh, M.C.Kim           ISSUER            YES             FOR                  FOR

(EXTERNAL) J.S.Park, K.J.Baek, I.P.Jeon, B.H.Han,

J.B.Choi, B.T.Jung, J.Y.Song, H.J.Ki  as the Directors

PROPOSAL #4: Election of (External) Gapjong Baek,              ISSUER            YES             FOR                  FOR

Jaeyong Song, Changho Kim as the Outside Directors

who is an Audit Committee Members

PROPOSAL #5: Approve the remuneration of a Director           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYOSUNG CORPORATION, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3818Y120

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Elect the Director                                            ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Elect the Audit Committee Member                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve the remuneration for the                   ISSUER            YES             FOR                  FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYPERMARCAS SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P5230A101

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve the Pom Pom and Inal                            ISSUER            YES             FOR                  FOR

acquisitions by the Company a. the ratification of

the acquisition by the Company, of all of the quotas

representative of the corporate capital of Pom Pom

Produtos Higienicos Ltda., a Company with its

headquarters in the city of Sao Paulo, state of Sao

Paulo, at Avenida Sapopemba, 6200, room 1, Vila

Prudente, Zip 03374 001, with Corporate Taxpayer Id

CNPJMF number 43.842.079000100, pompom, in accordance

 with the quota purchase and sale agreement and other

 covenants, entered into on 27 NOV 2009, and as

resolved on at the meeting of the Board of Directors

of the Company held on 14 DEC 2009, at 10 a.m. pompom

 acquisition; a.1 bearing in mind that the pompom

acquisition does not fall within any of the

situations provided for in Articles 136 and 256 of

PROPOSAL #II: Ratify the signing of the Jontex Quota         ISSUER            YES             FOR                  FOR

Purchase and Sale Agreement: a.) ratification of the

signing of the Quota Purchase and Sale Agreement

entered into on 07 OCT 2009, between the Company and

Latam Properties Holdings and Latam International

Investment Company, with relation to the acquisition

by the Company of all of the quotas of a Company to

be incorporated by the sellers, involving all the

assets, including intellectual property rights,

necessary for conducting the business relative to the

 male condoms sold under the Jontex Brand

PROPOSAL #III: Approve Pom Pom and Inal Mergers into         ISSUER            YES             FOR                  FOR

the Company a. consideration of the proposal for the

merger of pom pom into the Company the pompom merger

and approval of the respective protocol and

justification of merger, prepared in accordance with

the terms of Articles 224 and 225 of law number

640476, and of the documents and measures

contemplated in it; a.1 ratification of the

appointment and hiring of CCA Continuity Auditores

Independentes SS, a simple Company, with its

headquarters in the city of Sao Paulo, state of Sao

Paulo, at Avenida Brigadeiro Luis Antonio, 2729,

first floor, Jardim Paulista, duly registered with

the Sao Paulo regional accounting council CRCSP under

 number 2sp025430o2, with Corporate Taxpayer Id CNPJ

number 10.686.276000129, as the Company responsible

for the preparation of the valuation report, CONTD..

PROPOSAL #IV: Approve the merger of Hypernova and              ISSUER            YES             FOR                  FOR

Laboratorio Neo Quimica by the Company a.

consideration of the proposal for the merger of

Hypernova Medicamentos Participacoes S.A. Hypernova

into the Company the Hypernova merger and approval of

 the respective protocol and justification of merger,

 prepared in accordance with the terms of Articles

224 and 225 of law number 640476 and of CVM

Instruction Number 31999, and of the documents and

measures contemplated it; a.1 ratification of the

appointment and hiring of Acal Consultoria E

Auditoria SS, a simple Company, with its headquarters

 in the city of Rio De Janeiro, state of Rio De

Janeiro, at Avenida Rio Branco, 181, 18th floor, with

 Corporate Taxpayer ID CNPJMF number 28.005.734.0001

82 Acal, as the Company responsible for the

preparation of the valuation report, CONTD..

PROPOSAL #V: Approve to increase the share capital,          ISSUER            YES             FOR                  FOR

amendment of the Corporate purpose, amendments of

matters regarding the authority of the management of

the Company and of representation of the Company,

opening branches and consolidating the Corporate

Bylaws of the Company; a. the amendment of Article 5

of the Corporate Bylaws of the Company, in relation

to the share capital, as a result of the Hypernova

Merger, b. the amendment of Article 3 of the

Corporate Bylaws of the Company, in relation to the

Corporate Purpose; c. the amendment of Articles 17,

23, 27, 28, 30, 33, 34 and 36 of the Corporate Bylaws

 of the Company, in relation to matters concerning

the authority of the Company and the manner of

representation of the Company; CONTD..

PROPOSAL #VI: Elect the Members of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company; a. the election

PROPOSAL #VII: Approve the share split of the common         ISSUER            YES             FOR                  FOR

shares representative of the share capital of the

Company, in the proportion of 1 common share for 2

common shares, which is to say, each 1 common share

issued by the Company, owned on the date the general

meeting of shareholders is held, will come to be

represented by 2 common shares

PROPOSAL #VIII: Authorize the Managers of the Company        ISSUER            YES             FOR                  FOR

 to do all the acts necessary to effectuate the

mentioned mergers and the other proposed resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYPERMARCAS SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P5230A101

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Ratify the amendments made to the                 ISSUER            YES             FOR                  FOR

addresses of the Branches 001, 023, 028 and 029 of

the Company, as approved by the Executive Committee

in a meeting held on 04 FEB 2010, at 10.00 a.m., with

 the consequent amendment of Article 2 of the

Corporate Bye-laws of the Company

PROPOSAL #B.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company by BRL 1,500,000,000.00,

 taking it from the current BRL 3,000,000,000.00 to

BRL 4,500,000,000.00, with the consequent amendment

of the first paragraph of Article 5 of the Corporate

Bye-laws of the Company

PROPOSAL #c.: Approve the consolidation of the                   ISSUER            YES             FOR                  FOR

Corporate Bye-laws of the Company

PROPOSAL #D.: Ratify the information concerning the          ISSUER            YES             FOR                  FOR

base date for the valuation of the assets of

Laboratorio Neo Quimica Comercio E Industria S.A.,

for the purposes of the merger into the Company, as

specified in Item 6.V B.2 of the minutes of the EGM

of the Company, held on 30 DEC 2009, 30.12 EGM, so

that it is stated that the base date is 31 OCT 2009,

and not 31 DEC 2009, as it was incorrectly stated in

the minutes of the 30.12 EGM

PROPOSAL #E.: Ratify all the other resolutions passed        ISSUER            YES             FOR                  FOR

 in the 30.12 EGM

PROPOSAL #F.: Authorize the Management of the Company        ISSUER            YES             FOR                  FOR

 to perform all the acts necessary for to make the

resolutions proposed and approved by the shareholders

 of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYPERMARCAS SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P5230A101

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the annual report from the                ISSUER            YES             FOR                  FOR

administration, concerning the FY that ended on 31

DEC 2009, and the examination, discussion and

resolution concerning the Company's financial

statements, relating to the FY that ended on 31 DEC

2009, to wit balance sheet, results statement,

statement of change in net worth statement, cash flow

 statements, added value statements and explanatory

notes, audited by PriceWaterhouseCoopers Auditores

PROPOSAL #II.: Approve the allocation of the profits         ISSUER            YES             FOR                  FOR

from the FYE 31 DEC 2009

PROPOSAL #III.: Re-elect the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYPO REAL ESTATE HOLDING AG, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D3449E108

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289[4] and 315[4] of the German

 Commercial Code

PROPOSAL #2.: Resolution on a special audit pursuant         ISSUER             NO              N/A                  N/A

to Section 142[1] of the German Stock Corporation Act

 for the examination of the operations related to the

 acquisition of DEPFA BANK plc and the liquidity

Management of the Company

PROPOSAL #3.: Resolutions on the acts of the Board of        ISSUER             NO              N/A                  N/A

 Managing Directors the acts of: a] Dr. Axel Wieandt;

 b] Dr. Kai Wilhelm Franzmeyer; and c] Frank Krings

shall be ratified, and the acts of; d] Cyril Dunne;

e] Dr. Markus Fell; f] Georg Funke; g] Thomas Glynn;

h] Dr. Robert Grassinger; i] Bo Heide-Ottosen; j]

Frank Lamby; and k] Bettina von Oesterreich shall be

postponed

PROPOSAL #4.: Resolutions on the acts of the                       ISSUER             NO              N/A                  N/A

Supervisory Board the acts of: a] Dr. Michael Endres;

 b] Bernd Knobloch; c] Dr. Edgar Meister; d] Siegmar

Mosdorf; e] Hans-Joerg Vetter; f] Dr. Bernhard

Walter; g] Manfred Zass, shall be ratified, and the

acts of; h] Francesco Ago; i] Prof. Dr. Gerhard

Casper; j] J. Christopher Flowers; k] Dr. Frank

Heintzeler; l] Antoine Jeancourt-Galignani; m] Dr.

Thomas M. Kolbeck; n] Dr. Pieter Korteweg; o] Dr.

Renate Kruemmer; p] Richard Mully; q] Maurice O.

Connell; r] Prof. Dr. Klaus Pohle; s] Thomas Quinn;

t] Prof. Dr. Dr. Hans Tietmayer; u] Johan van der

Ende; and v] Kurt F. Viermetzshall be postponed

PROPOSAL #5.: Resolution on the size of the                        ISSUER             NO              N/A                  N/A

Supervisory Board being reduced from twelve to six

members and the corresponding amendment to the

Articles of Association

PROPOSAL #6.A: Election to the Supervisory Board: Dr.        ISSUER             NO              N/A                  N/A

 Guenther Braeunig

PROPOSAL #6.B: Election to the Supervisory Board: Dr.        ISSUER             NO              N/A                  N/A

 Alexander Gross

PROPOSAL #6.C: Election to the Supervisory Board: Mr.        ISSUER             NO              N/A                  N/A

 Dagamar P. Kollmann

PROPOSAL #6.D: Election to the Supervisory Board: Dr.        ISSUER             NO              N/A                  N/A

 Albert Peters

PROPOSAL #6.E: Election to the Supervisory Board: Dr.        ISSUER             NO              N/A                  N/A

 Bernd Thiemann

PROPOSAL #6.F: Election to the Supervisory Board: Dr.        ISSUER             NO              N/A                  N/A

 Hedda von Wedel

PROPOSAL #7.: Appointment of Auditors for the 2009            ISSUER             NO              N/A                  N/A

FY: KPMG AG, Berlin Shareholders holding EUR 500,000

of the Company's share capital have put forth the

following motions for resolution

PROPOSAL #8.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER             NO              N/A                  N/A

PORPOSAL: Resolution on a special audit pursuant to

Section 142[1] of the German Stock Corporation Act on

 the acquisition of shares of DEPFA BANK plc

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER             NO              N/A                  N/A

PROPOSAL: Resolution on a special audit pursuant to

Section 142[1] of the German Stock Corporation Act to

 determine whether the financial statements for the

period from 31 DEC 2006 to 31 DEC 2008, gave a true

and fair view of the assets, liabilities, financial

positions and profit and loss of the Company or we re

 manipulated

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Resolution on a special audit pursuant to

Section 142[1] of the German Stock Corporation Act on

 the capital increase resolved upon by the

shareholders, meeting of 02 JUN 2009, and the

determination of the issue price of the new shares

and the exclusion of shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYPO REAL ESTATE HOLDING AG, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D3449E108

  MEETING DATE:      10/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Resolution on the transfer of all                 ISSUER             NO              N/A                  N/A

shares of the Company held by its minority

shareholders to the

Finanzmarktstabilisierungsfonds[SoFFin], FMS, which

holds 90% of the Company's share capital, against

cash consideration of EUR 1.30 per share, pursuant to

 Sections 327A ET SQQ. of the Stock Corporation Act

in connection with Section 12(4) of the Financial

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYSAN DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y38203124

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the statement of accounts for            ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009 together with the reports of

Directors and Auditor thereon

PROPOSAL #2: Declare a final dividend (together with         ISSUER            YES             FOR                  FOR

a scrip alternative) for the YE 31 DEC 2009

PROPOSAL #3I: Re-elect Sir David Akers-Jones as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3II: Re-elect Mr. Gerry Lui Fai Yim as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3III: Re-elect Mr. Nicholas Charles Allen          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3IV: Re-elect Mr. Philip Yan Hok Fan as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3V: Re-elect Mr. Anthony Hsien Pin Lee as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3VI: Re-elect Mr. Chien Lee as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3VII: Re-elect Mr. Michael Tze Hau Lee as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3VIII: Re-elect Mr. Joseph Chung Yin Poon          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3IX: Re-elect Ms. Wendy Wen Yee Yung as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Approve the annual Director fee payable         ISSUER            YES             FOR                  FOR

to the Independent Non-Executive Chairman

PROPOSAL #5: Re-appoint Messrs. Deloitte Touche                 ISSUER            YES             FOR                  FOR

Tohmatsu as the Auditor of the Company at a fee to be

 agreed by the Directors

PROPOSAL #6: Authorize the Directors to issue and              ISSUER            YES             FOR                  FOR

dispose of additional shares in the Company not

exceeding 10% where the shares are to be allotted

wholly for cash, and in any event 20%, of its issued

share capital

PROPOSAL #7: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares in the Company not exceeding 10% of its issued

 share capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI DEPARTMENT STORE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y38306109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Election of Jiseon Jeong (External)              ISSUER            YES             FOR                  FOR

Hakrae Lee, Youngsoo Kim as a Directors

PROPOSAL #4.: Election of Youngsoo Kim as a Audit              ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5.: Approve the remuneration for Director           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI DEVELOPMENT CO - ENGINEERING & CONSTRUCTIO

  TICKER:                  N/A                 CUSIP:   Y38397108

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 33rd Balance Sheet, Income          ISSUER            YES             FOR                  FOR

Statement and statement of appropriation of retained

earnings for FYE DEC 2009

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Directors candidates: Dongju        ISSUER            YES             FOR                  FOR

 Choi, Semin Kim  external  Myungju

PROPOSAL #4: Election of the Member of Audit                       ISSUER            YES             FOR                  FOR

Committee candidates: Jeonghun Lee

PROPOSAL #5: Approve the Director remuneration limit         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI ENGINEERING AND CONSTRUCTION CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y38382100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 60th income   statement,              ISSUER            YES             FOR                  FOR

balance sheet,   proposed disposition of   retained

earning

PROPOSAL #2: Election Kim Jang-Soo, Park Young-Ho,            ISSUER            YES             FOR                  FOR

Kwon Hyuk-Gwan and Lee Jong-Chan as a

PROPOSAL #3: Election of Kim Jang-Soo, Park Young-Ho,        ISSUER            YES             FOR                  FOR

 Kwon Hyuk-Gwan, Lee Jong-Chanc as

PROPOSAL #4: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI HEAVY INDUSTRIES CO LTD, ULSAN

  TICKER:                  N/A                 CUSIP:   Y3838M106

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of the Directors: Byungwook Oh,        ISSUER            YES             FOR                  FOR

 Jae Sung Lee (External Director: Junghoon Song)

PROPOSAL #4: Election of the Member of Audit                       ISSUER            YES             FOR                  FOR

Committee: Junghoon Song

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI HYSCO CO LTD, ULSAN

  TICKER:                  N/A                 CUSIP:   Y3848X100

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Directors:  External  Hogi          ISSUER            YES             FOR                  FOR

Kim, Youngjin Kim, Cheolsoon Park

PROPOSAL #4: Election for Members of Audit Committee:        ISSUER            YES             FOR                  FOR

 Hogi Kim, Youngjin Kim,  Cheolsoon

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI MERCHANT MARINE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3843P102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of Jungeun Hyun as an Inside         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Election of Sungman Kim as an Inside          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Election of Sukhee Lee as an Inside            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI MIPO DOCKYARD CO LTD, ULSAN

  TICKER:                  N/A                 CUSIP:   Y3844T103

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Election of Wongil Choi (External) and         ISSUER            YES             FOR                  FOR

Byeongjoo Lee as the Directors

PROPOSAL #4.: Election of Byeongjoo Lee as the Audit         ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #5.: Approve the remuneration for the                   ISSUER            YES             FOR                  FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI MOBIS, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3849A109

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 33rd balance sheet, I/S and        ISSUER            YES             FOR                  FOR

 proposed disposition of retained earning

PROPOSAL #2.: Election of Monggu-Jeong and Taehwan            ISSUER            YES         AGAINST           AGAINST

Jeong as the External Directors and

PROPOSAL #3.: Election of the Member of Audit                     ISSUER            YES             FOR                  FOR

Committee: Yoondae Eo

PROPOSAL #4.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI MTR CO

  TICKER:                  N/A                 CUSIP:   Y38472109

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 42nd B/S, I/S and proposed          ISSUER            YES             FOR                  FOR

disposition of retained earning

PROPOSAL #2: Election of Messrs. Euisun Jung,                     ISSUER            YES             FOR                  FOR

Seungsuk Yang (External) Seongil Nam,

PROPOSAL #3: Election of Seongil Nam as the Member of        ISSUER            YES             FOR                  FOR

 the Audit Committee

PROPOSAL #4: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI SECURITIES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3850E107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement expected        ISSUER            YES             FOR                  FOR

 cash div: KRW 400 per 1 share shareholder's

proposal: KRW 800 per 1 share

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Elect KYUNG SOO CHOI as an Inside                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.2: Elect CHUL SONG LEE  as an Outside              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.3: Elect JIN WAN CHO  as an Outside                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.4: Elect SEUNG SOO HA  as an Outside                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.5: Elect SANG CHUL NAM  as an Outside              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.6: Elect GWANG CHUL PARK as an Outside            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.7: Elect BYUNG BAE KIM  an Outside                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #4.1: Elect HA, Seungsoo as the Audit                   ISSUER            YES             FOR                  FOR

committee member

PROPOSAL #4.2: Elect Nam, Sangcheol as the Audit                ISSUER            YES             FOR                  FOR

committee Director

PROPOSAL #4.3: Elect Lee, Chelsong as the Audit                 ISSUER            YES         AGAINST           AGAINST

committee member

PROPOSAL #4.4: Elect JO, Jinwan as the Audit                       ISSUER            YES         AGAINST           AGAINST

committee member

PROPOSAL #5: Approve the remuneration for Director             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  HYUNDAI STL CO

  TICKER:                  N/A                 CUSIP:   Y38383108

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend the Articles of incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Elect the Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Elect the Audit Committee Member                    ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the limit of remuneration for          ISSUER            YES         AGAINST           AGAINST

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IAC/INTERACTIVECORP

  TICKER:                  IACI               CUSIP:   44919P508

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: EDGAR BRONFMAN, JR.                             ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: BARRY DILLER                                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: VICTOR A. KAUFMAN                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: DONALD R. KEOUGH*                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRYAN LOURD*                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARTHUR C. MARTINEZ                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID ROSENBLATT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN G. SPOON*                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. VON FURSTENBERG                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: RICHARD F. ZANNINO                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL P. ZEISSER                              ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS IAC'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IBERDROLA RENOVABLES SA, VALENCIA

  TICKER:                  N/A                 CUSIP:   E6244B103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual and consolidated         ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2: Approve the Management report and the            ISSUER            YES             FOR                  FOR

Management report of the consolidated group

PROPOSAL #3: Approve the Management of the Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #4: Re-elect the Auditor for the Company and        ISSUER            YES             FOR                  FOR

 for their consolidated group

PROPOSAL #5: Approve the application of the result of        ISSUER            YES             FOR                  FOR

 the distribution of the dividend according to the

social exercise in 2009

PROPOSAL #6.A: Appointment of Mr. Emilio Ontiveros            ISSUER            YES             FOR                  FOR

Baeza appointed by cooptation, as External

Independent Board Member

PROPOSAL #6.B: Appointment of Mr. Manuel Amigo Mateos        ISSUER            YES             FOR                  FOR

 appointed by cooptation, as External  Independent

Board Member

PROPOSAL #6.C: Appointment of Mr. Juan Manuel                     ISSUER            YES             FOR                  FOR

Gonzalez appointed by cooptation, as External

Independent Board Member

PROPOSAL #6.D: Appointment of Mr. Gustavo Buesa                 ISSUER            YES             FOR                  FOR

Ibanez appointed by cooptation, as External

Independent Board Member

PROPOSAL #7: Authorize the Board members to purchase         ISSUER            YES             FOR                  FOR

own shares through the Company or subsidiaries

PROPOSAL #8: Authorize the Board members to create            ISSUER            YES             FOR                  FOR

and resource association and foundations according to

 the law

PROPOSAL #9: Amend the Article 9, 43, and 53 of the          ISSUER            YES             FOR                  FOR

bylaws

PROPOSAL #10: Approve the editing of the regulation          ISSUER            YES             FOR                  FOR

of the general meeting

PROPOSAL #11: Approve to delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IBERDROLA SA, BILBAO

  TICKER:                  N/A                 CUSIP:   E6165F166

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the individual annual                 ISSUER            YES             FOR                  FOR

financial statements of IBERDROLA, S.A. (balance

sheet, profit and loss statement, statement of

changes in shareholders' equity, statement of cash

flows, and notes) and of the consolidated financial

statements of IBERDROLA, S.A. and its subsidiaries

(balance sheet, profit and loss statement, statement

of changes in shareholders' equity, statement of cash

 flows, and notes) for the FY ended on 31 DEC 2009.

PROPOSAL #2.: Approval of the individual management          ISSUER            YES             FOR                  FOR

report of IBERDROLA, S.A. and of the consolidated

management report of IBERDROLA, S.A. and its

subsidiaries for the FYE on 31 DEC 2009.

PROPOSAL #3.: Approval of the management and actions         ISSUER            YES             FOR                  FOR

of the Board of Directors during the FYE 31 DEC 2009.

PROPOSAL #4.: Re-election of the Auditor of the                 ISSUER            YES             FOR                  FOR

Company and of its Consolidated Group for FY 2010.

PROPOSAL #5.: Approval of the proposal for the                   ISSUER            YES             FOR                  FOR

allocation of profits/losses and the distribution of

dividends for the FYE on 31 DEC 2009.

PROPOSAL #6.: Approval, for the free-of-charge                   ISSUER            YES             FOR                  FOR

allocation of the ordinary shares issued to the

shareholders of the Company, of an increase in share

capital by means of a scrip issue at a maximum

reference market value of 1,866 million euros. The

shareholders will be offered the acquisition of their

 free-of-charge allocation rights at a guaranteed

price. Express provision for the possibility of an

incomplete allocation. Application for admission of

the resulting shares to listing on the Bilbao,

Madrid, Barcelona and Valencia Stock Exchanges,

through the Automated Quotation System (Sistema de

Interconexion Bursatil). Delegation of powers to the

Board of Directors, with the express power of

substitution, including the power to implement the

capital increase by means of a scrip issue on 1 or,

at most, 2 occasions (provided always that the

reference market value shall not exceed 1,048 million

 euros in the first installment of the implementation

 or 818 million euros in the second installment, if

any) and the power to amend Article 5 of the By-Laws

in each of the installments.

PROPOSAL #7.1.A: Appointment of Ms. Maria Helena                ISSUER            YES             FOR                  FOR

Antolin Raybaud as Director, with the status of

External Independent Director.

PROPOSAL #7.1.B: Appointment of Mr. Santiago Martinez        ISSUER            YES             FOR                  FOR

 Lage as Director, with the status of External

Independent Director.

PROPOSAL #7.2.A: Re-election of Mr. Victor de Urrutia        ISSUER            YES             FOR                  FOR

 Vallejo as Director, with the status of External

Independent Director.

PROPOSAL #7.2.B: Re-election of Mr. Ricardo Alvarez          ISSUER            YES             FOR                  FOR

Isasi as Director, with the status of External

Independent Director.

PROPOSAL #7.2.C: Re-election of Mr. Jose Ignacio                ISSUER            YES             FOR               AGAINST

Berroeta Echevarria as Director, with the status of

External Independent Director.

PROPOSAL #7.2.D: Re-election of Mr. Juan Luis Arregui        ISSUER            YES             FOR               AGAINST

 Ciarsolo as Director, with the status of External

Independent Director.

PROPOSAL #7.2.E: Re-election of Mr. Jose Ignacio                ISSUER            YES             FOR                  FOR

Sanchez Galan as Director, with the status of

Executive Director.

PROPOSAL #7.2.F: Re-election of Mr. Julio de Miguel          ISSUER            YES             FOR                  FOR

Aynat as Director, with the status of External

Independent Director.

PROPOSAL #7.2.G: Re-election of Mr. Sebastian                     ISSUER            YES             FOR                  FOR

Battaner Arias as Director, with the status of

External Independent Director.

PROPOSAL #7.3: Establishment of the number of                     ISSUER            YES             FOR                  FOR

Directors.

PROPOSAL #8.: Authorization to the Board of                        ISSUER            YES             FOR                  FOR

Directors, with the express power of delegation, for

the derivative acquisition of the Company's own

shares by the Company itself and/or by its

subsidiaries, upon the terms provided by applicable

law, for which purpose the authorization granted by

the shareholders at the General Shareholders' Meeting

 of 20 MAR 2009 is hereby deprived of effect to the

extent of the unused amount.

PROPOSAL #9.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

with the express power of substitution, for a term of

 5 years, of the power to issue: a) bonds or simple

debentures and other fixed-income securities of a

like nature (other than notes), as well as preferred

stock, up to a maximum amount of 20 billion euros,

and b) notes up to a maximum amount at any given

time, independently of the foregoing, of 6 billion

euros; and authorization for the Company to

guarantee, within the limits set forth above, new

issuances of securities by subsidiaries, for which

purpose the delegation approved by the shareholders

at the General Shareholders' Meeting held on 20 MAR

2009 is hereby deprived of effect to the extent of

PROPOSAL #10.: Authorization to the Board of                       ISSUER            YES             FOR                  FOR

Directors, with the express power of delegation, to

apply for the listing on and delisting from Spanish

or foreign, official or unofficial, organized or

other secondary markets of the shares, debentures,

bonds, notes, preferred stock or any other securities

 issued or to be issued, and to adopt such

resolutions as may be necessary to ensure the

continued listing of the shares, debentures or other

securities of the Company that may then be

outstanding, for which purpose the authorization

granted by the shareholders at the General

Shareholders' Meeting of 20 MAR 2009 is hereby

PROPOSAL #11.: Authorization to the Board of                       ISSUER            YES             FOR                  FOR

Directors, with the express power of delegation, to

create and fund associations and foundations,

pursuant to applicable legal provisions, for which

purpose the authorization granted by the shareholders

 at the General Shareholders' Meeting of 20 MAR 2009

is hereby deprived of effect to the extent of the

PROPOSAL #12.: Amendment of Articles 11 and 62 of the        ISSUER            YES             FOR                  FOR

 By-Laws.

PROPOSAL #13.: Delegation of powers to formalize and         ISSUER            YES             FOR                  FOR

execute all resolutions adopted by the shareholders

at the General Shareholders' Meeting, for conversion

thereof into a public instrument, and for the

interpretation, correction and supplementation

thereof or further elaboration thereon until the

required registrations are made.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IBIDEN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J23059116

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger by absorption of              ISSUER            YES             FOR                  FOR

SIICInvest by ICADE

PROPOSAL #2.: Approve the recognition of the                       ISSUER            YES             FOR                  FOR

fulfillment of the precedent conditions and date of

completion of the merger

PROPOSAL #3.: Amend Article 5 of the Statutes [share         ISSUER            YES             FOR                  FOR

capital] under the precedent condition to the merger

PROPOSAL #4.: Powers for formalities                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      2/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve the capital increase with                ISSUER            YES             FOR                  FOR

cancellation of preferential subscription rights of

the shareholders in favor of MSREFTurque S.a.r.l.

PROPOSAL #E.2: Approve the capital increase of the            ISSUER            YES             FOR                  FOR

Company by issuing shares reserved to members of a

Company Saving Plan under provision of Articles

L.3332-18 et seq of the commercial code; authorize

the Board of Directors to determine the modalities

PROPOSAL #E.3: Approve the contribution in kind of            ISSUER            YES             FOR                  FOR

15,498,230 shares of the Company la Lucette and its

remuneration by MSREFTurque S.a.r.l.

PROPOSAL #E.4: Approve the increase resulting from            ISSUER            YES             FOR                  FOR

the contribution in kind of 15,498,630 shares of the

Company la Lucette by MSREFTurque S.a.r.l.

PROPOSAL #E.5: Acknowledge the contribution in kind          ISSUER            YES             FOR                  FOR

of 15,498,630 shares of the Company la Lucette by

MSREF Turque S.a.r.l. and the resulting capital

PROPOSAL #E.6: Approve the modification of the share         ISSUER            YES             FOR                  FOR

capital specified in the Company's Statutes

PROPOSAL #O.7: Appoint Mr. Alfonso Munk as a Board            ISSUER            YES             FOR                  FOR

Member

PROPOSAL #O.8: Appoint Mrs. Sabine Schimel as a Board        ISSUER            YES             FOR                  FOR

 Member

PROPOSAL #O.9: Grant powers                                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      2/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

increase the Company's  share capital by a maximum

nominal amount of EUR 889,155,92 from EUR

75,146,893,91 to EUR 76,036,049.83 increased by a

share premium of EUR 48,640,338.65 which share

capital increase shall be effected by way of the

issuance of 584,941 new shares, the shareholders

preferential subscription rights in connection with

the shares to be issued pursuant to this resolutions

in favor of MSREF torque S.A.R.L the shareholders

meeting delegates all powers to the Board of

Directors in accordance with applicable law to all

necessary measures and accomplish all necessary

formalities in connection with the share capital

increase to be effected pursuant to this resolutions

PROPOSAL #2: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

increase the Company's share capital by a maximum

amount of EUR10,000 on one or more occasion, in

favour of the employees of the Company and of

Companies related to the Company who are Members of a

 Company savings plan; this delegation is given for a

 26-month period; the shareholders meeting decides to

 cancel the shareholders preferential subscriptions

rights in connection with the shares to be issued

pursuant to this resolution; the shareholders meeting

 delegates all powers to the Board of Directors in

accordance with a applicable law to take all

necessary measures and accomplish all necessary

formalities in connection with the share capital

increase to be effected pursuant to this resolutions

PROPOSAL #3.: Acknowledge the relevant documents,              ISSUER            YES             FOR                  FOR

including in particular the contribution agreement

between the Company and MSREF [the contribution

agreement], pursuant to which it is provided that

MSREF shall contribute 15,498,630 Compagnie La

Lucette shares to the Company [the contribution]

acknowledges the completion of all but one of the

conditions precedent set forth in Article 5.1 (c) of

the contribution agreement acknowledges that there

has been an event resulting in an earn-out being due

as a result, acknowledges that the aggregate value of

 the contribution shall be EUR 161,858,168.00 subject

 to the approval of the Resolutions 4 and 5 below,

acknowledges that the contributions shall be effected

 in consideration on for the  issuance of  1,759,289

new shares of the Company to MSREF it being

understood that such shares shall be issued with a

total contribution premium of EUR 146,289,966.00

increased by a cash earn out in the amount of EUR

12,995,083.00 the shareholders meeting delegates all

powers to the Chief Executive officers of the Company

 to take all necessary measures and accomplish all

necessary formalities in connection with the

PROPOSAL #4: Approve the resolution 3 the                            ISSUER            YES             FOR                  FOR

shareholders meeting delegates all powers to the

Board of Directors to increase the Company's share

capital from EUR 75,146,893.91 by way of issuance of

 EUR 77,821, 012.91 by way of the issuance of

1,759,289 new shares in addition the cash ear out in

the amount of EUR 12,995,083.00 the difference

between the contribution amount [EUR 161, 959,168.00]

 and the nominal value of the shares issued in

consideration for the contribution [EUR

2,674,119.00], increased by a cash earn out in the

amount of EUR 12,995,083.00 represents a contribution

PROPOSAL #5: Approve the resolution 3 and 4 the                 ISSUER            YES             FOR                  FOR

shareholders meeting acknowledges that the

contribution resulting share capital increase in a

total amount of EUR 148,964,085.00 [including a

contribution premium of EUR 146,289,966.00 in

addition to the cash earn out in the amount of EUR

12,995,083.00 are completed; as a result of the

completion of the share capital increase provided by

this resolution, the Company's share capital amounts

to EUR 77,821,012.91 consisting of 51,052,420 shares

the shareholders meeting delegates all powers to the

Board of Directors to take all necessary measures and

 accomplish all necessary formalities

PROPOSAL #6: Approve the resolution 5 the                            ISSUER            YES             FOR                  FOR

shareholders meeting decides to amend Article 5 of

the Company's Bylaws [share capital] so that it

provides that the Company's share capital is set at

EUR 77,821,012.91 and is divided into 51,052,420

fully paid shares of the same class

PROPOSAL #7: Appoint Mr. Alfonso Munk as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors of the Company for a duration

of 4 year, subject to the completion of the share

capital increase referenced in resolution 1 above

PROPOSAL #8: Appoint Ms. Sabine Schimel as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors of the Company for a

duration of 4 years, subject to the completion of the

 share capital increase referenced in the resolution

PROPOSAL #9: Grant full authority to the bearer of an        ISSUER            YES             FOR                  FOR

 original, a copy or an excerpt of the minutes of

this meeting to carry out all filings, publication

and other formalities required Bylaw

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICADE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4931M119

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the Statutory Auditors'                   ISSUER            YES         AGAINST           AGAINST

special report on the agreements and undertakings

pursuant to Article L. 225-38 of the commercial code

PROPOSAL #O.3: Grant discharge of duties to the Chief        ISSUER            YES             FOR                  FOR

 Executive Officer and to the Board members

PROPOSAL #O.4: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.6: Approve to set the amount for the                ISSUER            YES             FOR                  FOR

attendance allowances allocated to the Board of

Directors

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the Company's shares

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.9: Approve the merger-absorption of SCI          ISSUER            YES             FOR                  FOR

XM Clermont Ferrand by Icade

PROPOSAL #E.10: Powers to accomplish the formalities         ISSUER            YES             FOR                  FOR

associated to the merger

PROPOSAL #E.11: Powers to accomplish the formalities         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ICAP PLC

  TICKER:                  N/A                 CUSIP:   G46981117

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements for            ISSUER            YES             FOR                  FOR

the FYE 31 MAR 2009, together with the reports of the

 Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 12.35p per         ISSUER            YES             FOR                  FOR

ordinary share for the FYE 31 MAR 2009 be paid to all

 holders of ordinary shares on the register of

members of the Company at the close of business on 17

 JUL 2009 in respect of all ordinary shares then

registered in their names, save that in the event

that the scrip dividend offer made by the Company on

12 JUN 2009 subsequently becomes unconditional in all

 respects no such cash dividend shall [save as

provided in such scrip dividend offer] be paid on

ordinary shares in respect of which a valid

acceptance of such scrip dividend offer shall have

been received by the Company prior to 5.00 pm on 31

PROPOSAL #3.: Re-elect Mr. Michael Spencer as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #4.: Re-elect Mr. Mark Yallop as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company for the FYE 31 MAR 2010

PROPOSAL #6.: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors of the Company

PROPOSAL #7.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 31 MAR 2009

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from GBP 90 million to

GBP 110 million by the creation of 200 million

ordinary shares of 10p each identical to and ranking

pari passu with the existing authorized but unissued

shares of 10p each in the capital of the Company

PROPOSAL #9.: Authorize the Directors, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 80 of the Companies Act 1985 the

Company to allot relevant securities [Section 80(2)

of the said Act] up to an aggregate nominal amount of

 GBP 21,591,197; comprising equity securities

[section 94 of the Act] up to an aggregate nominal

amount [when added to any allotments made under this

resolution] of GBP 43,182,394 in connection with or

pursuant to an offer or invitation by way of a rights

 issue in favour of holders of ordinary shares in

proportion [as nearly as practicable] to the

respective number of ordinary shares held by them on

the record date for such allotment and holders of any

 other class of equity securities entitled to

participate therein or if the directors consider it

necessary, as permitted by the rights of those

securities, but subject to such exclusions or other

arrangements as the Directors may consider necessary

or appropriate to deal with fractional entitlements,

Treasury Shares, record dates or legal, regulatory or

 practical difficulties which may arise under the

laws of, or the requirements of any regulatory body

or stock exchange in, any territory or any other

matter whatsoever; [Authority expires at the

conclusion of the AGM for 2010 [or, if earlier, on 15

 OCT 2010]; and the Directors may allot relevant

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

 such expiry; authority shall be in substitution for

and shall replace any existing authority pursuant to

the said Section 80, to the extent not utilized at

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9, pursuant to Section

95(1) of the Act to: allot equity securities [Section

 94 of the said Act] for cash pursuant to the

authority conferred by Resolution 9, to sell relevant

 shares [Section 94(5) of the Act] held by the

Company as treasury shares [as provided for in

Section 94(3A) of the Act] [Treasury Shares] for cash

 [Section 162D(2) of the Act], disapplying the

statutory pre-emption rights [Section 89(1)];

provided that this power is limited to the allotment

of equity securities and the sale of Treasury Shares:

 i) in connection with or pursuant to an offer or

invitation [but in the case of the authority granted

under Resolution 9, by way of rights issue only] in

favour of ordinary shareholders and ii) up to an

aggregate nominal amount of GBP 3,238,679; [Authority

 expires at the conclusion of the AGM of the Company

for 2010 [or, if earlier, on 15 OCT 2010]; and the

Company may allot equity securities after the expiry

of this authority in pursuance of such an offer or

PROPOSAL #S.11: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 166 of the Companies

Act, to make market purchases [Section 163(3) of such

 act] of up to 64,773,593 ordinary shares in the

capital of the Company, at a minimum price, exclusive

 of expenses, which may be paid for any amount equal

to the nominal value of each share and up to 105% of

the average market value for such shares derived from

 the London Stock Exchange Daily Official List, for

the 5 business days preceding the date of purchase;

[Authority expires at the conclusion of the next AGM

of the Company for 2010 [or, if, sooner, on 15 OCT

2010]; and the Company, before the expiry, may make a

 contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #12.: Authorize the Company's and those                ISSUER            YES             FOR                  FOR

companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect be authorized for the purposes of Part 14

of the Companies Act 2006 to: a) make political

donations to political parties or independent

election candidates; b) make political donations to

political organizations other than political parties;

 and c) incur political expenditure provided that the

 aggregate amount of any such donations and

expenditure shall not exceed GBP 100,000 during the

period beginning with the date of the passing of this

 resolution; [Authority expires at the conclusion of

the Company's AGM in 2010 for the purposes of this

resolution], the terms political donations,

independent election candidates, political

organizations and political expenditure have the

meanings set out in Part 14 of the Companies Act 2006

PROPOSAL #13.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to exercise the powers conferred on them by the

Company's Articles of Association as they may from

time to time be varied so that, to the extent and in

the manner determined by the Directors, the holders

of ordinary shares in the Company be permitted to

elect to receive new ordinary shares in the Company

credited as fully paid, in lieu of the whole or any

part of any cash dividend [including interim

dividends] declared by the Company in general meeting

 or paid by the Directors on or before 14 JUL 2014;

and to capitalize an amount equal to the aggregate

nominal value of the new ordinary shares of the

Company to be allotted pursuant to any elections made

 as aforesaid out of the amounts standing to the

credit of the Company's reserve accounts [including

any share premium account and capital redemption

reserve] or to the credit of the Company's profit and

 loss account [in each case, whether or not such

amounts are available for distribution], as the

Directors may determine, and to apply such sum in

paying up ordinary shares in the Company in full and

to allot such ordinary shares to the shareholders in

the Company validly making such elections in

accordance with their respective entitlements

PROPOSAL #S.14: Authorize the Company to hold general        ISSUER            YES             FOR                  FOR

 meetings on not less than 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDB HOLDING CORP LTD

  TICKER:                  N/A                 CUSIP:   M5338Y111

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES             FOR                  FOR

Directors report for the year 2008

PROPOSAL #2.A: Re-appoint Nohi Dankner as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.B: Re-appoint Raphael Bisker as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.C: Re-appoint Zahava Dankner as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.D: Re-appoint Shaul Ben-Zev as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.E: Re-appoint Lior Hannes as an                        ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.F: Re-appoint Eliyahu Cohen as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.G: Re-appoint Zvi Livnat as an                          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.H: Re-appoint Dori Manor as an                          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.I: Re-appoint Itzhak Manor as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.J: Re-appoint Meir Rosen as an                          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.K: Re-appoint Yaakov Shimmel as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.L: Re-appoint Arie Mintkevitch as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Re-appoint the Accountant-Auditors for         ISSUER            YES             FOR                  FOR

the year 2008 and report of the Board as to their fees

PROPOSAL #4.: Re-appoint Shmuel Dor as an External            ISSUER            YES             FOR                  FOR

Director for an additional statutory 3 year period

PROPOSAL #5.: Appoint Zvi Dvortski as an External              ISSUER            YES             FOR                  FOR

Director for a statutory 3 year period

PROPOSAL #6.: Authorize Mr. Nohi Dankner to hold                ISSUER            YES             FOR                  FOR

office in the dual capacity of Chairman and Chief

Executive Officer for an additional [3rd] period of

up to 3 years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDB HOLDING CORP LTD

  TICKER:                  N/A                 CUSIP:   M5338Y111

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transaction by the fully            ISSUER            YES             FOR                  FOR

owned subsidiary, IDB Development Co. Ltd., for the

purchase of all of the shares Gandan Tourism &

Aviation Ltd., a Company controlled by controlling

shareholders and officers of IDB Holding, in

consideration for USD 1.2 million [supported by an

independent appraisal by Professor Sueri of USD 1.75

million], the shareholders of Gandan have given

shareholders loans to Gandan totaling NIS 186

million; prior to completion the shareholders loans

will be converted into shares which shares are

included in the purchase by IDB Development

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDB HOLDING CORP LTD

  TICKER:                  N/A                 CUSIP:   M5338Y111

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the continuation of financing          ISSUER            YES             FOR                  FOR

of real estate projects in Las Vegas to the extent

necessary for existing and future projects owned by 3

 US Corporations in which investments were first made

 in 2005 by IDB Development Co. Ltd., a fully owned

subsidiary of the IDB Holdings, and Property &

Building Ltd., a subsidiary of IDB Development, by

means of a joint company IDB Group Investments, Inc

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDB HOLDING CORP LTD

  TICKER:                  N/A                 CUSIP:   M5338Y111

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the special bonus of NIS 2.85          ISSUER            YES             FOR                  FOR

million to the Director Lior Hannes, who acts as

Senior Deputy of the Chief Executive Officer, in

respect of his special efforts and involvement in the

 investment by the subsidiary, Koor Industries Ltd.,

in Credit Suisse, which investment contributed to

safeguarding the stability of the IDB Group during

the global financial crisis

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDB HOLDING CORP LTD

  TICKER:                  N/A                 CUSIP:   M5338Y111

  MEETING DATE:      4/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve of a special bonus of NIS 1.5            ISSUER            YES         ABSTAIN           AGAINST

million to the Director Lior Hannes, who acts as

Senior Deputy of the Chief Executive Officer, in

respect of his services in 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDBI BANK LTD

  TICKER:                  N/A                 CUSIP:   Y40172119

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, the profit and loss account

for the YE on that date together with the Director's

report and the Auditor's report thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri. Subhash Tuli as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #S.4: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

pursuant to Section 224A and other applicable

provisions, if any, of the Companies Act, 1956, the

Banking Regulation Act, 1949 and Memorandum and

Articles of Association of Company, to appoint the

Statutory Auditor[s] of the Bank for the FY 2009-2010

 as approved by Government Of India/ Reserve Bank of

India for such remuneration as the Board of Directors

 may fix

PROPOSAL #5.: Appoint Dr. Y. S. P. Thorat as a                   ISSUER            YES             FOR                  FOR

Director of the IDBI Bank Limited, liable to retire

by rotation

PROPOSAL #6.: Re-appoint Shri. K. Narasimha Murthy as        ISSUER            YES             FOR                  FOR

 a Director of the IDBI Bank Limited, liable to

retire by rotation

PROPOSAL #7.: Re-appoint Shri. Hira Lal Zutshi as a          ISSUER            YES             FOR                  FOR

Director of the IDBI Bank Limited, liable to retire

by rotation

PROPOSAL #8.: Appoint Dr. Sailendra Narain as a                 ISSUER            YES             FOR                  FOR

Director of the IDBI Bank Limited, liable to retire

by rotation

PROPOSAL #9.: Acknowledge the renomination of Smt.            ISSUER            YES             FOR                  FOR

Lila Firoz Poonawalla as a Director of IDBI Bank Ltd

till 01 AUG 2011 or until further orders, whichever

is earlier, by Govt. of India vide notification F.No

7/2/2008-BO.I dated 04 FEB 2009, in terms of Article

116[1][d] of the Articles of Association of the Bank

PROPOSAL #10.: Acknowledge the renomination of Shri.         ISSUER            YES             FOR                  FOR

Girish Chandra Chaturvedi. Additional Secretary

[Financial Services], Govt. of India as the

Government Nominee Director of IDBI Bank Limited with

 effect from 14 MAY 2009 till further orders by Govt.

 of India vide notification F.No 24/4/2002/IF-1 dated

 14 MAY 2009, in terms of Article 116[1][c] of the

Articles of Association of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDEA CELLULAR LTD

  TICKER:                  N/A                 CUSIP:   Y3857E100

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve with or without                                   ISSUER            YES             FOR                  FOR

modification[s], the arrangement embodied in the

Scheme of Amalgamation of Spice Communications

Limited with Idea Cellular Limited [the Scheme]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDEA CELLULAR LTD

  TICKER:                  N/A                 CUSIP:   Y3857E100

  MEETING DATE:      12/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet of the Company as at 31 MAR 2009 and the profit

 and loss account for the YE on that date together

with the reports of the Directors' and the Auditors'

PROPOSAL #2.: Re-appoint Mr. Kumar Mangalam Birla as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. Mohan Gyani as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Gian Prakash Gupta as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint M/s. Deloitte Haskins & Sells,         ISSUER            YES             FOR                  FOR

Chartered Accountants, as the Statutory Auditors of

the Company to hold office from the conclusion of

this AGM until the conclusion of the next AGM and

approve to fix their remuneration

PROPOSAL #6.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL, Appoint Dr. Rakesh Jain as a

Director of the Company, who is liable to retire by

rotation

PROPOSAL #7.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL, Appoint Mr. R.C. Bhargava as a

Director of the Company, who is liable to retire by

rotation

PROPOSAL #8.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL, Appoint Mr. P. Murari as a

Director of the Company, who is liable to retire by

rotation

PROPOSAL #9.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL, Appoint Dr. Shridhir Sariputta

Hansa Wijayasuriya as a Director of the Company, who

is liable to retire by rotation

PROPOSAL #10.: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company, pursuant to the provisions of Section

293(1)(d) and other applicable provisions, if any, of

 the Companies Act, 1956, (including any statutory

modification or re-enactment thereof for the time

being in force), (hereinafter referred to as the

'Board' which term shall include a committee which

the Board may constitute for this purpose) to borrow

such sum or sums of money in any manner from time to

time, as may be required for the purpose of business

of the Company with or without security and upon such

 terms and conditions as they may think fit, which

together with the moneys already borrowed by the

Company (apart from temporary loans obtained from the

 Company's Bankers in the ordinary course of

business) at any time shall not exceed a sum of INR

25,000 crore over and above the aggregate of the

paid-up capital of the Company and its free reserves,

 that is to say, reserves not set apart for any

specific purpose; to take all such steps as may be

necessary, proper, desirable or expedient to give

effect to this Resolution

PROPOSAL #S.11: Approve, in terms of Article 169 of          ISSUER            YES             FOR                  FOR

Article of Association of the Company and pursuant to

 the provisions of Sections 198, 269, 309, 310 read

with Schedule XIII and other applicable provisions,

if any, of the Companies Act, 1956 (including any

remuneration issued by the Central Government from

time to time and subject to such other consent(s)

approval(s) and permission(s), as may be necessary

and subject to such conditions as may be imposed by

any authority while granting such consent(s),

approval(s) and permission(s), to increase the

remuneration payable to Mr. Sanjeev Aga, Managing

Director, for the remaining period of his term as set

 out in the explanatory statement relating to this

resolution, with liberty to the Board (which term

shall be deemed to include the Committee, if any,

constituted by the Board from time to time) to alter

and vary the remuneration and other terms of

appointment as may be agreed to between the Board and

 Mr. Sanjeev Aga in the best interests of the Company

 but subject to the restrictions, if any, contained

in the Companies Act, 1956 and Schedule XIII to the

said Act or otherwise as may be permissible at law;

authorize the Board to revise the remuneration and

perquisites from time to time; where in any financial

 year comprised by the period of appointment, the

Company has no profits or its profits are inadequate,

 the remuneration and benefits shall be paid or given

 to the Managing Director in accordance with the

applicable provisions of Schedule XIII of the

Companies Act, 1956 and subject to the approval of

the Central Government, wherever required

PROPOSAL #12.: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, in accordance with the provisions of

Section 293(1)(e) and other applicable provisions, if

 any, of the Companies Act, 1956, (including any

statutory modification or re-enactment thereof, for

the time being in force), to make contributions,

subscriptions and/or donations on behalf of the

Company to any institute, body corporate, trust,

society, association or person for any charitable,

philanthropic and/or other social objects/purposes,

in one or more tranche, notwithstanding that such

contributions, subscriptions and/or donations do not

directly relate to the business of the Company or the

 welfare of its employees, up to an amount not

exceeding INR 10,00,00,000 per FY; further

notwithstanding that the said amount in any FY may

exceed INR 50,000 or 5% of the Company's average net

profits as determined in accordance with the

provisions of Sections 349 and 350 of the Companies

Act, 1956, whichever is greater, during the

PROPOSAL #S.13: Authorize the Board of Directors of          ISSUER            YES         AGAINST           AGAINST

the Company, in accordance with the applicable

provisions of the Companies Act, 1956, (including any

 statutory modification or re-enactment thereof for

the time being in force), the Articles of Association

 of the Company and in accordance with the Securities

 and Exchange Board of India (Employees Stock Option

Scheme and Employees Stock Purchase Scheme)

Guidelines, 1999 (hereinafter referred to as SEBI

Guidelines), the provisions of the Listing Agreement

entered into with the Stock Exchange(s) where the

shares of the Company are listed and provisions of

any other applicable laws or regulations and subject

to such other approval(s), permission(s) and

sanction(s) as may be necessary and subject to such

conditions and modifications as may be prescribed or

imposed by any authority while granting such

approval(s), permission(s) and sanction(s),

(hereinafter referred to as the Board which term

shall include the 'ESOS Compensation Committee'

constituted by the Board to exercise its powers

including the powers conferred by this resolution),

for re-pricing 1,99,31,000 Employee Stock Options

(ESOPs) and 61,31,250 ESOPs, [to be reduced to the

extent of ESOPs that have lapsed] under the Employee

Stock Option Scheme titled ESOS - 2006, granted to

the eligible employees by the Company on 31 DEC 2007

and 24 JUL 2008 respectively; such re-pricing be done

 at a price, as may be decided by the Board / ESOS

Compensation Committee, which shall be the average

closing price of the equity shares of the Company,

for the immediately preceding seven day period on the

 stock exchange where there is highest trading

volume, from the date on which the ESOS Compensation

Committee re-prices the above ESOPs, less discount of

 up to INR 19.87 per ESOP, without any change or

modification in the vesting period, exercise period

and / or any other terms and conditions by which such

 ESOPs are governed; and authorize the Board on

behalf of the Company, for the purpose of giving

effect to the intent of this resolution, to take all

actions and to do all such acts, deeds, matters and

things as it may in its absolute discretion deem

necessary, expedient or proper and to settle all

questions, difficulties or doubts at any stage

without requiring the Board to obtain any further

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IDEMITSU KOSAN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J2388K103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint Accounting Auditors                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IGM FINL INC

  TICKER:                  N/A                 CUSIP:   449586106

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of  Marc A. Bibeau as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Heather E. Conway as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Andre Desmarais  as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of  Paul Desmarais, Jr. as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of V. Peter Harder  as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Daniel Johnson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of John McCallum  as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Raymond L. McFeetors as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of R. Jeffrey Orr  as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.10: Election of Roy W. Piper  as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Michel Plessis-Belair  as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #1.12: Election of Henri-Paul Rousseau as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of Philip K. Ryan as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Susan Sherk  as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Election of Charles R. Sims as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.16: Election of Murray J. Taylor  as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.17: Election of Gerard Veilleux as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.: Appointment of Deloitte & Touche LLP as        ISSUER            YES             FOR                  FOR

 the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IHI CORPORATION

  TICKER:                  N/A                 CUSIP:   J2398N105

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IJM CORPORATION BHD

  TICKER:                  N/A                 CUSIP:   Y3882M101

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Tan Sri Dato' Ir. (Dr) Wan Abdul         ISSUER            YES             FOR                  FOR

Rahman bin Wan Yaacob as a Director

PROPOSAL #2.: Elect Tan Sri Abdul Halim bin Ali as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Elect Mr. Datuk Lee Teck Yuen as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Appoint PricewaterhouseCoopers as the          ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #5.: Approve to divide the Directors' fees          ISSUER            YES             FOR                  FOR

of MYR 498,250 for the YE 31 MAR 2009 amongst the

Directors in such manner as they may determine

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IJM CORPORATION BHD

  TICKER:                  N/A                 CUSIP:   Y3882M101

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to purchase the ordinary shares on the market of the

Bursa Malaysia Securities Berhad at any time upon

such terms and conditions as the Directors in their

absolute discretion deem fit provided that: i] the

aggregate number of shares purchased [which are to be

 treated as treasury shares] does not exceed 10% of

the issued capital of the Company; and ii] the funds

allocated for the purchase of shares shall not exceed

 its retained profits and share premium account; and

to deal with the treasury shares in their absolute

discretion [which may be distributed as dividends,

resold and/or cancelled]; [Authority expires the

earlier of the conclusion of the next AGM or the

expiration of the period within which the next AGM is

 required by law to be held]

PROPOSAL #2.: Authorize the Directors to enter into          ISSUER            YES             FOR                  FOR

and to give effect to specified recurrent

transactions of a revenue or trading nature with

specified classes of related parties as specified as

specified in Section 2(ii)(a) and Section 2(ii)(c) of

 the Circular to shareholders dated 31 JUL 2009,

which are necessary for the day to day operations of

the Company and its subsidiaries, in the ordinary

course of business on terms not more favourable to

the related parties than those generally available to

 the public; [Authority expires the earlier of the

conclusion of the next AGM or the expiration of the

period within which the next AGM is required by law

PROPOSAL #3.: Authorize the Directors to enter into          ISSUER            YES             FOR                  FOR

and to give effect to specified recurrent

transactions of a revenue or trading nature with

specified classes of related parties as specified in

Section 2(ii)(b) and Section 2(ii)(d) of the Circular

 to shareholders dated 31 JUL 2009, which are

necessary for the day to day operations of the

Company and its subsidiaries, in the ordinary course

of business on terms not more favourable to the

related parties than those generally available to the

 public; [Authority expires the earlier of the

conclusion of the next AGM or the expiration of the

period within which the next AGM is required by law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IJM CORPORATION BHD

  TICKER:                  N/A                 CUSIP:   Y3882M101

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to capitalize          ISSUER            YES             FOR                  FOR

up to MYR 385,519,830 from the share premium account

of the Company and the same be applied for the

allotment and issuance of up to 385,519,830 new

ordinary shares of RM1 each [Shares], credited as

fully paid-up [Bonus Shares], to the shareholders

[whose names appear in the Record of Depositors as at

 the close of business on an entitlement date to be

determined by the Directors] on the basis of (2)

Bonus Shares for every (5) existing Shares held

[Proposed Bonus Issue] and the Bonus Shares shall,

upon allotment and issuance, rank pari passu in all

respects with the then existing Shares, save and

except that they shall not be entitled to any

dividends, rights, allotments and/or other

distributions, the entitlement date of which is prior

 to the date of allotment and issuance of the Bonus

Shares and to do all acts and things to give full

effect to the Proposed Bonus Issue, including to deal

PROPOSAL #2.: Authorize the Directors to                              ISSUER            YES             FOR                  FOR

provisionally allot by way of a renounceable rights

issue of up to 134,931,940 new warrants [Warrants] at

 an issue price to be determined by the Directors on

the basis of (1) Warrant for every (10) existing

ordinary shares of MYR 1 each [Shares] and on such

other terms and conditions as the Directors may

determine [Proposed Rights Issue of Warrants]; to

allot and issue additional Warrants and/or to adjust

the exercise price arising from the adjustment(s) in

accordance with the provisions in the deed poll

constituting the Warrants to be executed by the

Company; to allot and issue such appropriate number

of new Shares, credited as fully paid-up, to the

holders of the Warrants arising from the exercise of

the Warrants to subscribe for new Shares and any new

Shares to be issued upon the exercise of the Warrants

 shall, upon allotment and issuance, rank pari passu

in all respects with the then existing Shares, save

and except that they shall not be entitled to any

dividends, rights, allotments and/or other

distributions, the entitlement date of which is prior

 to the date of allotment and issuance of the new

Shares arising from the exercise of the Warrants; and

 to do all acts and things to give full effect to the

 Proposed Rights Issue of Warrants, including to deal

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ILIAD, PARIS

  TICKER:                  N/A                 CUSIP:   F4958P102

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve allocation of income for the          ISSUER            YES             FOR                  FOR

FYE on 31 DEC 2009 as reflected in the annual

financial statements  and setting of the dividend

PROPOSAL #O.3: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.4: Approve the report on the Agreements          ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the determination of the                 ISSUER            YES             FOR                  FOR

attendance allowances

PROPOSAL #O.6: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the Company to purchase its own shares

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue, with preferential subscription

rights, shares or securities giving access to the

capital of the Company, of a company controlled by

the Company or a company that the Company controls

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide to issue, with cancellation of the

preferential subscription rights and by way of public

 offering, shares or securities giving access to the

capital of the Company, of a company controlled by

the Company or a company that the Company controls

PROPOSAL #E.9: Authorize the Board of Directors, in          ISSUER            YES             FOR                  FOR

the event of issuance with cancellation of the

preferential subscription rights of the shareholders

of shares or securities giving access to the capital

of the Company, of a company controlled by the

Company or a company that the Company controls, to

set the issue price according to the terms determined

 by the general meeting

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of issuable securities in the

event of capital increase with or without

preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company or securities giving

access to the capital of the Company in the event of

public offering with an exchange component initiated

by the Company

PROPOSAL #E.12: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue shares of the Company

 and securities giving access to the capital of the

Company in consideration for the contributions in

kind granted to the Company and composed of equity

securities or securities giving access to the capital

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide to issue shares of the Company reserved for

members of a Company Saving Plan in accordance with

the provisions in the Commercial Code and Articles

L.3332-18 et seq. of the Code of Labor

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.15: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ILLINOIS TOOL WORKS INC.

  TICKER:                  ITW                 CUSIP:   452308109

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARVIN D.                     ISSUER            YES             FOR                  FOR

BRAILSFORD

PROPOSAL #1B: ELECTION OF DIRECTOR: SUSAN CROWN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DON H. DAVIS, JR.        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT C.                     ISSUER            YES             FOR                  FOR

MCCORMACK

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT S. MORRISON      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES A. SKINNER         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID B. SMITH,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1H: ELECTION OF DIRECTOR: DAVID B. SPEER             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: PAMELA B. STROBEL        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS ITW'S INDEPENDENT REGISTERED

 PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL, IF PRESENTED AT      SHAREHOLDER        YES         ABSTAIN           AGAINST

THE MEETING, REQUESTING REPORTS ON POLITICAL

CONTRIBUTIONS AND EXPENDITURES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ILLOVO SUGAR LTD

  TICKER:                  N/A                 CUSIP:   S37730116

  MEETING DATE:      7/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial         ISSUER            YES             FOR                  FOR

statements for the YE 31 MAR 2009

PROPOSAL #2.1.1: Approve the appointment of the Mr.          ISSUER            YES             FOR                  FOR

D.L. Haworth, who was appointed as a Director since

the previous AGM

PROPOSAL #2.1.2: Approve the appointment of the Mrs.         ISSUER            YES             FOR                  FOR

C.W.N. Molope, who was appointed as a Director since

the previous AGM

PROPOSAL #2.1.3: Approve the appointment of the Mr.          ISSUER            YES             FOR                  FOR

L.W. Riddle, who was appointed as a Director since

the previous AGM

PROPOSAL #2.2.1: Re-elect Dr. M.I. Carr as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation in terms of the

Articles of Association

PROPOSAL #2.2.2: Re-elect Mr. G.J. Clark as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in terms of the

Articles of Association

PROPOSAL #2.2.3: Re-elect Mr. D.R. Langlands as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation in terms of the

Articles of Association

PROPOSAL #2.2.4: Re-elect P.A. Lister as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in terms of the Articles of

Association

PROPOSAL #2.2.5: Re-elect Mr. B.M. Stuart as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in terms of the

Articles of Association

PROPOSAL #2.2.6: Re-elect Mr. R.A. Williams as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation in terms of the

Articles of Association

PROPOSAL #3.1: Approve, that unless otherwise                     ISSUER            YES             FOR                  FOR

determined by the Company in general meeting, the

revised annual fees payable by the Company to Non-

Executive Directors, with effect from 01 APR 2009 as

specified

PROPOSAL #3.2: Authorize the Directors, for the                 ISSUER            YES         AGAINST           AGAINST

purposes of rights offer and to the extent required

thereto, to place the unissued ordinary shares in the

 capital of the Company under the control of the

Directors, subject to the requirements of the

Companies Act, 1973, and the Listings Requirement of

the JSE Limited, to allot and issue these shares at

such times and at such prices as they may determine,

at their discretion; [Authority expires at the next

AGM of the Company or 15 months]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ILUKA RES LTD

  TICKER:                  N/A                 CUSIP:   Q4875J104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Mr Wayne Osborn as a                     ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 16.4

 of the Company's Constitution

PROPOSAL #2: Election of Mr Stephen Turner as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 16.4

 of the Company's Constitution

PROPOSAL #3: Re-election of Mr Gavin Rezos as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 17.2

 of the Company's Constitution

PROPOSAL #4: Adopt the remuneration report of the              ISSUER            YES             FOR                  FOR

Company for YE 31 DEC 2009 as set out on Pages 6 to

17 of the Company's 2009 annual report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMERYS, PARIS

  TICKER:                  N/A                 CUSIP:   F49644101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Management and the                     ISSUER            YES             FOR                  FOR

Company's accounts for the YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

to determine the dividend for the YE 31 DEC 2009

PROPOSAL #O.4: Receive the Special Auditors report on        ISSUER            YES             FOR                  FOR

 a commitment specified in Article L. 225-42-1 of the

 Code du Commerce  Commercial Code  taken for the

CEO's benefit and approve the said commitment

PROPOSAL #O.5: Receive the Special Auditors report on        ISSUER            YES             FOR                  FOR

 a commitment specified in Articles L. 225-38 and L.

225-42-1 of the Code du Commerce taken for the Deputy

 CEO's benefit and approve the said commitment

PROPOSAL #O.6: Approve to renew the Directors mandate        ISSUER            YES             FOR                  FOR

 of M. Jean Monville

PROPOSAL #O.7: Approve to renew the Directors mandate        ISSUER            YES             FOR                  FOR

 of M. Robert Peugeot

PROPOSAL #O.8: Approve to renew the Directors mandate        ISSUER            YES             FOR                  FOR

 of M. Amaury de Seze

PROPOSAL #O.9: Appointment of M. Olivier Pirotte as a        ISSUER            YES             FOR                  FOR

 New Director to replace M. Thierry de

PROPOSAL #O.10: Appointment of M. Ian Gallienne as a         ISSUER            YES             FOR                  FOR

New Director

PROPOSAL #O.11: Appointment of Mme. Fatine Layt as a         ISSUER            YES             FOR                  FOR

New Director

PROPOSAL #O.12: Appointment of M. Pierre-Jean                     ISSUER            YES             FOR                  FOR

Sivignon as a New Director

PROPOSAL #O.13: Approve to renew the Co-Auditors                ISSUER            YES             FOR                  FOR

mandate held by Deloitte & Associes

PROPOSAL #O.14: Approve to renew the Deputy Co-                  ISSUER            YES             FOR                  FOR

Auditors mandate held by BEAS

PROPOSAL #O.15: Appointment of Ernst & Young & Autres        ISSUER            YES             FOR                  FOR

 as the Auditors to replace Ernst &

PROPOSAL #O.16: Appointment of Auditex as a Deputy            ISSUER            YES             FOR                  FOR

Co-Auditor to replace M. Jean-Marc

PROPOSAL #O.17: Approve the Company to purchase its          ISSUER            YES             FOR                  FOR

own shares

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue subscription warrants and/or purchase shares

(BSA), refundable or otherwise, for employees and

Executive Directors of the Company and/or its

subsidiaries, or for a category of them, without any

shareholders preferential subscription right

PROPOSAL #E.19: Approve the powers for formalities             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMMOEAST AG, WIEN

  TICKER:                  N/A                 CUSIP:   A2782P111

  MEETING DATE:      10/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report as per 30 APR        ISSUER             NO              N/A                  N/A

 2009, report of the Board of Directors and

Supervisory Board for the FY 2008/2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER             NO              N/A                  N/A

income as per 30 APR 2009

PROPOSAL #3.: Approve the actions of the Board of              ISSUER             NO              N/A                  N/A

Directors and the Supervisory Board for 2008/2009

business year

PROPOSAL #4.: Approve the remuneration of the                     ISSUER             NO              N/A                  N/A

Supervisory Board for 2008/2009 business year

PROPOSAL #5.: Elect the Auditor and Group Auditor for        ISSUER             NO              N/A                  N/A

 the 2009/2010 business year

PROPOSAL #6.A: Authorize the Board of Director to              ISSUER             NO              N/A                  N/A

increase the equity capital of the Company during a

period of 5 years starting as of the registration of

the respective alteration of the Articles in the

Companies register by up to EUR 208,456,031 by

issuing up to 208,456,031 new common bearer shares

against contribution in cash or in kind or to serve

conversion rights from holders of conversion bonds in

 one or more tranches and to decide upon the terms of

 issuance with the consent of the Supervisory Board,

and authorize the Supervisory Board to decide upon

alterations of the Articles resulting from this

PROPOSAL #6.B: Amend the Company Charter Paragraph 7         ISSUER             NO              N/A                  N/A

PROPOSAL #7.: Approve to cancel the authorization of         ISSUER             NO              N/A                  N/A

Board of Directors to acquire own shares of the

Company given in the OGM held on 11 SEP 2008 and new

authorization of Board of Directors to acquire own

shares of the Company during a period of 30 months

starting the day of approval up to an amount of 10%

of the equity capital of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMMOEAST AG, WIEN

  TICKER:                  N/A                 CUSIP:   A2782P111

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the separation to Imbea                     ISSUER            YES             FOR                  FOR

Immoeast Bbeteiligungsverwaltung AG

PROPOSAL #2.: Approve the merger of Immoeast AG                 ISSUER            YES             FOR                  FOR

Intoimmofinanz AG

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPALA PLATINUM HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   S37840113

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive and approve the financial                ISSUER            YES             FOR                  FOR

statements for the YE 30 JUN 2009

PROPOSAL #O.2.1: Re-elect Ms. D. Earp as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #O.2.2: Re-elect Dr. K. Mokhele as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #O.2.3: Re-elect Ms. N.D.B. Orleyn as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.3: Approve to determine the remuneration         ISSUER            YES             FOR                  FOR

of the Directors for the forthcoming year

PROPOSAL #O.4: Adopt the Amended Trust Deed                        ISSUER            YES             FOR                  FOR

constituting the Morokotso Trust, as specified, in

substitution for the existing Trust Deed approved by

shareholders on 04 JUL 2006

PROPOSAL #S.1: Authorize the Directors, in terms of          ISSUER            YES             FOR                  FOR

the Company's Articles of Association, by way of a

general authority to repurchase issued shares in the

Company or to permit a subsidiary of the Company to

purchase shares in the Company, as and when deemed

appropriate, subject to the following requirements:

that any such repurchase be effected through the

order book operated by the JSE Limited [JSE] trading

system and done without any priority understanding or

 agreement between the Company and the counterparty;

that authorization thereto is given by the Company's

Articles of Association; that a paid announcement

giving such details as may be required in terms of

JSE [Listings Requirements] be published when the

Company or its subsidiaries have repurchased in

aggregate 3% of the initial number of shares in

issue, as at the time that the general authority was

granted and for each 3% in aggregate of the initial

number of shares which are acquired thereafter; that

a general repurchase may not in the aggregate in any

1 FY exceed 10% of the number of shares in the

Company issued share capital at the time this

authority is given, provided that a subsidiary of the

 Company may not hold at any one time more than 10%

of the number of issued shares of the Company; no

purchase will be effected during a prohibited period

[as specified by the JSE Listings Requirements]

unless a repurchase programme is in place, where

dates and quantities of shares to be traded during

the prohibited period are fixed and full details of

the programme have been disclosed in an announcement

over SENS prior to the commencement of the prohibited

 period; at any one point in time, the Company may

only appoint one agent to effect repurchases on the

Company's behalf, the Company may only undertake a

repurchase of securities if, after such repurchase of

 securities if, after such repurchase, the spread

requirements of the Company comply with JSE Listings

Requirements; in determining the price at which

shares may be repurchased in terms of this authority,

 the maximum premium permitted is 10% above the

weighted average traded price of the shares as

determined over the 5 days prior to the date of

repurchase the maximum price; and such repurchase

shall be subject to the Companies Act 1973 [Act 61 of

 1973] as amended[the Companies Act] and the

applicable provisions of the JSE Listings

Requirements, the Board of Directors of Implats [the

Board] as at the date of this notice, has stated in

intention to examine methods of returning capital to

the shareholders in terms of the general authority

granted at the last AGM; the Board believes it to be

in the best interest of implants that shareholders

pass a special resolution granting the Company and/or

 its subsidiaries a further general authority to

acquire Implats shares, Such general authority will

provide Implats and its subsidiaries with the

flexibility, subject to the requirements of the

Companies Act and the Listing Requirements, to

purchase shares should it be in the interest of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPERIAL HOLDINGS LTD (IPL)

  TICKER:                  N/A                 CUSIP:   S38127122

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the confirmation of the                     ISSUER            YES             FOR                  FOR

Directors' remuneration

PROPOSAL #3.: Appoint Deloitte and Touche as the                ISSUER            YES             FOR                  FOR

Auditors of the Company and Mr. M. Comber as

Designated partner be confirmed until the date of the

 next AGM

PROPOSAL #4.1: Re-appoint J. R. Mc Alpine as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.2: Re-appoint A. Tugendhaft as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Re-appoint P. Langeni as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the increase in the Non                     ISSUER            YES             FOR                  FOR

Executive Directors' fees

PROPOSAL #S.6: Grant a general authority to                        ISSUER            YES             FOR                  FOR

repurchase the Company's shares

PROPOSAL #7.: Grant authority to issue ordinary shares      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Grant authority to issue non redeemable        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #9.: Amend the share Incentive schemes                  ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPERIAL OIL LTD

  TICKER:                  N/A                 CUSIP:   453038408

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors for ensuing year

PROPOSAL #2.1: Election of K.T. [Krystyna] Hoeg as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.2: Election of B.H. [Bruce] March as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.3: Election of J.M. [Jack] Mintz as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.4: Election of R.C. [Robert] Olsen as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2.5: Election of D.S. [David] Sutherland as        ISSUER            YES             FOR                  FOR

 a Director for the ensuing year

PROPOSAL #2.6: Election of S.D. [Sheelagh] Whittaker         ISSUER            YES             FOR                  FOR

as a Director for the ensuing year

PROPOSAL #2.7: Election of  V.L. (Victor) Young as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #3.: Other business                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPERIAL TOB GROUP PLC

  TICKER:                  N/A                 CUSIP:   G4721W102

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Dr. K M Burnett                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. J D Comolli                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6.: Re-elect Mr. R Dyrbus                                       ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. C F Knott                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. I J G Napier                                ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors to hold office until the conclusion

of the next general meeting at which accounts are

laid before the Company

PROPOSAL #10.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #11.: Approve the donations to political              ISSUER            YES             FOR                  FOR

organizations

PROPOSAL #12.: Grant authority to allot securities             ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve to disapply preemption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve the purchase of own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Approve the notice period for general        ISSUER            YES             FOR                  FOR

 meetings

PROPOSAL #S.16: Approve the Memorandum and Articles          ISSUER            YES             FOR                  FOR

of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMPULSORA DEL DESARROLLO EMPLEO EN AMER LATINA S A

  TICKER:                  N/A                 CUSIP:   P5393B102

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Receive the report of compliance wit h          ISSUER            YES             FOR                  FOR

the obligation contained in Article 86, part XX, of

the income tax law

PROPOSAL #II: Receive the the report from the general        ISSUER            YES             FOR                  FOR

 director prepared in accordance with article 44,

part xi, of the securities market law and article 172

 of the general mercantile companies law, accompanied

 by the opinion of the outside Auditor, regarding the

 operations and results of the company for the fiscal

 year that ended on 31st DEC 2009, as well as the

opinion of the board of directors regarding the

content of said report, ii. the report from the board

 of directors that is referred to in Article 172,

line b, of the general mercantile companies law in

which are contained the main accounting and

information policies and criteria followed in the

preparation of the financial information of the

company, iii. the report of the cntd..

PROPOSAL #III: Approve the allocation of results                ISSUER            YES             FOR                  FOR

PROPOSAL #IV: Approve the appointment and or                       ISSUER            YES             FOR                  FOR

ratification o f the Members of the Board of

Directors and secretary of the Company

PROPOSAL #V: Approve the determination of the                     ISSUER            YES             FOR                  FOR

compensation for the Members of the Board of

Director'S and secretary of the Company

PROPOSAL #VI: Approve the appointment and or                       ISSUER            YES             FOR                  FOR

ratification of the corporate practices and Audit

Committees of the Company

PROPOSAL #VII: Approve the determination of the                 ISSUER            YES             FOR                  FOR

compensation for the Members of the corporate

practices and Audit Committees of the Company

PROPOSAL #VIII: Approve the presentation, discussion         ISSUER            YES             FOR                  FOR

and, if relevant, the annual report in regard to the

acquisition o f shares of the Company in accordance

with the terms of Article 56 of the securities market

 law and determination or ratification of the maximum

 amount of funds that can be al located to the

acquisition of share'S of the company for the 2010 FY

PROPOSAL #IX: Approve the designation of delegates            ISSUER            YES             FOR                  FOR

who will carry out and formalize the resolutions

passed at the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IMS HEALTH INCORPORATED

  TICKER:                  RX                   CUSIP:   449934108

  MEETING DATE:      2/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ADOPT THE AGREEMENT AND PLAN OF                ISSUER            YES             FOR                  FOR

MERGER, DATED AS OF NOVEMBER 5, 2009, AS IT MAY BE

AMENDED FROM TIME TO TIME, BY AND AMONG IMS HEALTH

INCORPORATED, HEALTHCARE TECHNOLOGY HOLDINGS, INC.

AND HEALTHCARE TECHNOLOGY ACQUISITION, INC.

PROPOSAL #02: TO APPROVE AN ADJOURNMENT OF THE                   ISSUER            YES             FOR                  FOR

SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO

SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT

VOTES AT THE TIME OF THE SPECIAL MEETING TO ADOPT THE

 AGREEMENT AND PLAN OF MERGER.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INCITEC PIVOT LTD

  TICKER:                  N/A                 CUSIP:   Q4887E101

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Graham Smorgon as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Company's Constitution

PROPOSAL #2.: Re-elect Mr. Anthony Larkin as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Company's Constitution

PROPOSAL #3.: Approve the grant of performance rights        ISSUER            YES             FOR                  FOR

 under the Incitec Pivot Performance Rights Plan to

the Managing Director & Chief Executive Officer, Mr.

James Fazzino, as specified

PROPOSAL #4.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

Company [included in the Directors' report] for the

YE 30 SEP 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDIABULLS FINL SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y39129104

  MEETING DATE:      7/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, pursuant to the          ISSUER            YES         AGAINST           AGAINST

provisions of Section 81(1A) and all other applicable

 provisions, if any, of the Companies Act, 1956

[including any amendments thereto or re-enactment

thereof] [Companies Act], the provisions of Chapter

XIII-A 'Guidelines for Qualified Institutions

Placement' of the SEBI [Disclosure and Investor

Protection], Guidelines, 2000, as amended from time

to time, [SEBI Guidelines], the listing agreements

with each of the Stock Exchange where the Company's

equity shares are listed [the Listing Agreements] and

 the provisions of the Foreign Exchange Management

Act, 2000 [FEMA], Foreign Exchange Management

[Transfer or Issue of Security by a Person Resident

Outside India] Regulations, 2000, as amended form

time to time, and such other statutes, notifications,

 circulars, rules and regulations as may be

applicable and relevant, and the Memorandum and

Articles of Association of the Company, and subject

to such approvals, consents, permissions and

sanctions, if any, of the Government of India [the

GOI], the Reserve Bank of India [the RBI ], the

Foreign Investment Promotion Board [the FIPB], the

Securities and Exchange Board of India [the SEBI],

Stock Exchange and any other appropriate authorities,

 institutions or bodies, as may be necessary, and

subject to such conditions as may be prescribed by

any of them in grating such approvals, consents,

permissions and sanctions which may be agreed to by

the Board of Directors of the Company [hereinafter

referred to as the Board which term shall be deemed

to include any Committee thereof, constituted or to

be constituted], in its absolute discretion, to

create, offer, issue and allot, in one or more

trances, Equity Shares or Fully Convertible

Debentures [FCDs]/ Partly Convertible Debentures

[PCDs] or any other securities [other than warrants],

 which are convertible into or Exchange with Equity

Shares of the Company, at a later date [hereinafter

collectively referred to as Other Specified

Securities and together with Equity Shares referred

to as the 'Specified Securities' within the meaning

of the SEBI Guidelines] or any combination of

Specified Securities as may be decided by the Board,

for an amount up to USD 200 million or its Indian

Rupee equivalent, inclusive of such premium, as may

be finalized by the Board, to Qualified Institutional

 Buyers [as specified in the SEBI [Disclosure and

Investor Protection] Guidelines, 2000 as amended from

 time to time] pursuant to Qualified Institutional

Placement, as provided under the SEBI Guidelines at

such price being not less than the price determined

in accordance with the pricing formula of the

aforementioned SEBI Guidelines and such issue and

allotment to be made on such terms and conditions as

may be decided by the Board at the time of issue or

allotment of the Specified Securities; approve that

the relevant date for the purpose of pricing of the

Specified Securities proposed to be issued in

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDIABULLS FINL SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y39129104

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009, profit and loss

account for the YE on that date and the reports of

the Board of Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares for        ISSUER            YES             FOR                  FOR

 the YE 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. Prem Prakash Mirdha as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Aishwarya Katoch as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint M/s. Deloitte Haskins & Sells,         ISSUER            YES             FOR                  FOR

Chartered Accountants, as the Auditors of the

Company, to hold office from the conclusion of this

AGM until the conclusion of the next AGM of the

Company on such remuneration as may be fixed by the

PROPOSAL #6.: Authorize the Company, pursuant to the         ISSUER            YES             FOR                  FOR

provisions of Section 61 of Companies Act, 1956 and

other applicable provisions of the laws, rules and

regulations for the time being in force, the consent

of the Members, to utilize the proceeds arising out

of the issue of equity shares allotted pursuant to

the placement document dated 21 JUL 2009 filed by the

 Company with the National Stock Exchange of India

Limited and the Bombay Stock Exchange Limited on 22

JUL 2009 for the specified purposes; and authorize

the Board, for the purpose of giving effect to the

above resolution, to do all such acts, deeds, matters

 and things as it may in its absolute discretion deem

 fit and to settle all questions, difficulties or

doubts that may arise in regard to the utilization of

 the issue proceeds as it may in its absolute

discretion deem fit without being required to seek

any further consent or approval of the Members or

otherwise to the end and intent that the Members

shall be deemed to have given their approval thereto

expressly by the authority of this resolution; to

delegate all or any of the powers herein conferred to

 any committee of Directors or Chief Executive

Officer or any Executive Director or Directors or any

 Other Officer or Officers of the Company to give

effect to the aforesaid resolution

PROPOSAL #7.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Section 198, 269, 309, 310 and other applicable

provisions, if any, of the Companies Act, 1956 [Act]

and Schedule XIII to the Act [including any statutory

 modification(s) or re-enactment thereof, for the

time being in force], consent of the Company, Mr.

Gagan Banga as its Whole time Director for a further

period of 5 years, with effect from 29 MAR 2010 up to

 a remuneration of INR 5,00,00,000 per annum along

with the benefits as per the Company rules and

policies, so however that the actual remuneration,

payable to Mr. Banga during his tenure shall be as

recommended by the Remuneration Committee and

approved by the Board, within the said overall limit;

 authorize the Board of Directors of the Company to

take such steps and do all acts, deeds and things as

may be necessary or desirable to give effect to this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDIABULLS FINL SVCS LTD

  TICKER:                  N/A                 CUSIP:   Y39129104

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited balance sheet as at 31        ISSUER            YES             FOR                  FOR

 MAR 2010, profit and loss account for the YE on that

 date and the reports of the Board of Directors and

Auditors thereon

PROPOSAL #2: Declare a dividend on equity shares for         ISSUER            YES             FOR                  FOR

the YE 31 MAR 2010

PROPOSAL #3: Re-appoint Mr. Gagan Banga as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4: Re-appoint Mr. Karan Singh as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5: Appoint M/s. Deloitte Haskins & Sells,          ISSUER            YES             FOR                  FOR

Chartered Accountants (Regn. No. 117366W), as the

Auditor of the Company, to hold office from the

conclusion of this AGM until the conclusion of the

next AGM of the Company on such remuneration as may

be fixed by the Board of Directors

PROPOSAL #S.6: Authorize the Company, pursuant to the        ISSUER            YES             FOR                  FOR

 provisions of Section 81(1A) and other applicable

provisions, if any, of the Companies Act, 1956

(including any amendments thereto or re-enactment

thereof (the Companies Act), the Securities and

Exchange Board of India (Issue of Capital and

Disclosure Requirements) Regulations, 2009, as

amended from time to time (SEBI Regulations), the

Foreign Exchange Management Act, 2000, the Foreign

Exchange Management (Transfer or Issue of Securities

by a Person Resident outside India) Regulations,

2000, the Foreign Exchange Management (Borrowing or

Lending in Rupees) Regulations, 2000, including any

amendment, modification, variation or re-enactment

thereof and such other applicable rules, regulations,

 guidelines, notifications, circulars and

clarifications issued/to be issued thereon by the

Government of India (GOI), the Reserve Bank of India

(RBI), the Securities and Exchange Board of India

(SEBI) and/or any other regulatory/statutory

authorities, from time to time, to the extent

applicable, the listing agreements entered into with

the stock exchanges on which the equity shares of the

 Company are listed and in accordance with the

provisions of the Memorandum and Articles of

Association of the Company and subject to the

consents and approvals of any regulatory/statutory

authorities, to the Board of Directors of the Company

 (the Board which term shall be deemed to include,

any committee(s) constituted / to be constituted by

the Board to exercise its power including powers

conferred by this resolution t the extent permitted

buy law) in its absolute discretion to create, offer,

 issue and allot, in one or more tranches, whether

rupee denominated or denominated in foreign currency,

 in the courts of domestic/international offering,

equity shares of the Company (Equity Shares),

including equity shares through Global Depository

Receipts/American Depository Receipts, debentures or

bonds whether partially/optionally/fully convertible

and/or securities linked to or convertible into or,

exchangeable for Equity Shares or Fully Convertible

Debentures/ Partly Convertible Debentures/ Optionally

 Convertible Debentures or any other securities

(other than warrants), which are convertible into or

exchangeable with Equity Shares, at a later date

and/or non-convertible debentures or any other

security permissible by Indian law, including foreign

 currency convertible bonds and/or any other

financial instrument linked to or convertible into

Equity Shares or with or without detachable warrants,

 with a right, exercisable by the warrant holder to

exchange the said warrants with Equity Shares at a

later date, in registered or bearer form, or any

combination of such securities, such that the total

number of Equity Shares issued as aforesaid

(including on conversion of convertible securities)

should not exceed 4,50,00,000 Equity Shares, to such

person or persons, who may or may not be the

shareholder(s) of the Company, as the Board may at

PROPOSAL #CONTD: CONTD. allotment shall be made to            ISSUER             NO              N/A                  N/A

the exclusion of all other categories of investors at

 the time of such issue and allotment considering the

 prevalent market conditions and other relevant

factors and where required, in consultation with the

merchant banker(s) and / or other advisor(s), as the

Board, in its absolute discretion, may deem fit and

appropriate; pursuant to the provisions of Section

81(1A) and other applicable provisions, if any, of

the Companies Act, Chapter VIII of the SEBI

regulations, the Foreign Exchange Management Act,

2000, the Foreign Exchange Management (Transfer or

Issue of Securities by a Person Resident outside

India) Regulations, 2000, the Foreign Exchange

Management (Sorrowing or Lending in Rupees)

Regulations, 2000, including any amendment,

modification, variation or re-enactment thereof and

such other applicable rules, regulations, guidelines,

 notifications, circulars and clarifications issued

/to be issued thereon by the Government of India

(GOI), the Reserve Bank of India (RBI), the

Securities and Exchange Board of India (SEBI) and /

or any other, regulatory / statutory authorities,

from time to time to the extent applicable, the

listing agreements entered into with the stock

exchanges on which the equity shares of the Company

are listed and in accordance with the provisions of

the Memorandum and Articles of Association of the

Company, the Board may, at its absolute discretion,

in terms of the preceding resolution, issue, offer

and allot in one or more trenches equity shares or

fully convertible debentures (FCDs) / partly

convertible debentures, (PCDs)/ optionally,

convertible debentures (OCDs), redeemable non

convertible debentures (NCDs) (secured or otherwise)

with or without, attached, warrants, with a right

exercisable by the, warrant holder to exchange with

equity shares of the company at a later date (the

Warrants), also any other securities in accordance

with applicable law, whether convertible into or

exchangeable with equity shares at a later date or

not (the Specified Securities), subject to the limit

on the total number of Equity Shares specified in the

 preceding resolution, as provided under the SEBI

Regulations and such issue and allotment to be made

on such terms and conditions as may be decided by the

 Board at the time of issue or allotment of the

specified securities; any issue of fully convertible

debentures (FCDs)/ partly convertible debentures

(PCDs)/ optionally convertible debentures (OCDs),

redeemable non convertible debentures (NCDs) upto INR

 3,000 crores of tenure up to 7 years in terms of the

 preceding resolution would be subject to the limit

of INR 35,000 crores for borrowings by the Com,pany,

as approved by the members of the Company through

Postal Ballot process on 06 MAR 2008; the relevant

date for determining the price of the Equity shares,

PROPOSAL #CONTD: CONTD. in terms of the preceding              ISSUER             NO              N/A                  N/A

resolution, shall be the date of the meeting in which

 the Board decides to open the proposed issue of the

specified securities, subsequent to the receipt of

shareholders' approval in terms of Section 81(1A) and

 other applicable provisions, if any, of the

Companies Act and other applicable laws, regulations

and guidelines in relation to the proposed issue of

the Specified Securities, through a qualified

institutions placement in accordance with the

provisions of Chapter VIII of the SEBI Regulations;

the issue of the securities as aforesaid, shall be,

inter alia, subject to the following terms and

conditions: (i) the securities to be so created,

offered, issued and allotted shall be subject to the

provisions of the Memorandum and Articles of

Association of the Company; and (ii) The Equity

Shares to be issued and allotted in the issue and/or

upon exchange of the Warrants shall rank pari passu

inter se and with the then existing equity shares of

the Company, in all respects including dividend; such

 of the securities to be issued as are not

subscribed, may be disposed off by the Board in such

manner and / or on such terms, as the Board may deem

fit and proper, in its sole and absolute discretion,

for the purpose of giving effect to the above

resolutions, the Board be and is hereby authorized to

 do all such acts, deeds, matters and things

including but not limited to finalization and

approval of the preliminary as well as final offer

documents(s), determining the form and manner of the.

 issue, including the number of securities to be

issued and the terms of the securities, and the class

 of investors to whom the securities are to be issued

 and allotted, number of securities to be allotted,

issue price, face value, execution of various

transaction documents, as it may in its absolute

discretion deem fit and to settle all questions,

difficulties or doubts that may arise in regard to

the issue, offer or allotment of securities and

utilization of the issue proceeds as it may in its

absolute discretion deem fit without being required

to seek further consent or approval of the members or

 otherwise to the end and intent that the members

shall be deemed to have given their approval thereto

PROPOSAL #S.7: Approve, consequent to the termination        ISSUER            YES             FOR                  FOR

 of the Share Subscription Agreement dated 18 JUN

2006 (SSA), upon the conversion/ redemption of

convertible and non-convertible preference shares

issued by the Company in terms of the SSA, to Oberon

Limited, the Articles of Association of the Company

be and are hereby altered, in terms of Section 31 of

the Companies Act, 1956, as specified; the specified

Articles relating to the Convertible Preference

Shares and Non-Convertible Preference Shares issued

by the Company shall be deleted; and Annexure I and

Annexure II shall be deleted in its entirety; for the

 purpose of giving effect to the above, authorize any

 one of the Directors of the Company or Company

Secretary on behalf of the Company to do all such

acts, deeds, matters and things as deemed necessary

in its absolute discretion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDIAN OIL CORP LTD

  TICKER:                  N/A                 CUSIP:   Y3925Y112

  MEETING DATE:      9/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit            ISSUER            YES             FOR                  FOR

and loss account for the YE 31 MAR 2009 and the

balance sheet as on that date together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend for the year 2008-           ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3.: Re-appoint Shri B. N. Bankapur as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri S. Sundareshan as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri Anand Kumar as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Prof. (Dr.) Indira J. Parikh        ISSUER            YES             FOR                  FOR

 as a Director, who retires by rotation

PROPOSAL #7.: Re-appoint Shri B. M. Bansal as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDIAN OIL CORP LTD

  TICKER:                  N/A                 CUSIP:   Y3925Y112

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that, pursuant to Article 131-A        ISSUER            YES             FOR                  FOR

 of the Articles of Association of the Company and

recommendation of Board of Directors and subject to

the guidelines issued by Securities & Exchange Board

of India and subject to such consents and approvals

as may be required from the appropriate authorities,

to capitalize a sum of INR 1213,97,62,410 out of the

General Reserves Account or such other account for

distribution among the holders of existing fully paid

 equity shares of INR l0 each of the Company whose

names will appear in the register of members /

Beneficial Owners' position of the Company on a date

(Record Date) to be decided by the Board of Directors

 (which expression shall also include a Committee

thereof), as an increase of the amount of the share

capital of the Company held by each such member, and

not as income or in lieu of dividend, credited as

121,39,76,241 new fully paid equity shares of INR 10

each as bonus shares in the proportion of one new

equity bonus share of INR l0 each far every 1

existing fully paid equity share of INR l0 each held;

 the new equity bonus shares of INR 10 each to be

allotted as bonus shares shall be subject to the

terms of Memorandum & Articles of Association of the

Company and shall rank pari pasu in all respects with

 and carry the same rights as the existing fully paid

 equity shares of the Company and shall be entitled

to participate in full in any dividend(s) to be

declared after the bonus shares are allotted; no

letter of allotment shall be issued to the allottees

of the new equity bonus shares and the share

certificate(s) in respect of the new equity bonus

shares shall be issued and dispatched to the

allottees thereof within the period prescribed or

that may be prescribed in this behalf, from time to

time, except that the new equity bonus shares will be

 credited to the demat account of the allottees, who

are holding the existing equity shares in electronic

form; the allotment of the new equity bonus shares to

 the extent that they relate to non-resident Members

of the Company, shall be subject to the approval if

any of the Reserve Bank of India under the Foreign

Exchange Management Act 1999 as may be deemed

necessary; authorize the Board Committee of the

Board, for the purpose of giving effect to the

aforesaid resolution, to do all such acts, deeds,

matters and things whatsoever including settling any

question, doubt or difficulties that may arise with

regard to or in relation to the issue or allotment of

 the bonus shares and to accept on behalf of the

Company, any conditions, modifications, alterations,

changes, variations in this regard as prescribed by

the statutory authority(ies) and which the

Board/Committee of the Board in its discretion thinks

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDOFOOD SUKSES MAKMUR TBK

  TICKER:                  N/A                 CUSIP:   Y7128X128

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors on the activities and financial results of

the Company for the YE 31 DEC 2009

PROPOSAL #2: Approval the Company's balance sheet and        ISSUER            YES             FOR                  FOR

 income statement for the YE 31 DEC 2009

PROPOSAL #3: Approve to determine the use of net                ISSUER            YES             FOR                  FOR

profit of the Company for the YE 31 DEC 2009

PROPOSAL #4: Approve to determine the remuneration of        ISSUER            YES             FOR                  FOR

 all members of the Board of Commissioners and

Members of the Directors of the Company

PROPOSAL #5: Appointment of the Public Accountant of         ISSUER            YES             FOR                  FOR

the Company and authorize the Board of Directors to

determine the fees and other terms of engagement of

the Public Accountant

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDRA SISTEMAS SA, MADRID

  TICKER:                  N/A                 CUSIP:   E6271Z155

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Examination and approval of the Annual          ISSUER            YES             FOR                  FOR

Accounts and Management Report (including the

information in article 116 BIS of the LMV -Spanish

Stock Market Act- and the Annual Corporate Governance

 Report) of Indra Sistemas, S.A. and its Consolidated

 Group, corresponding to the financial year closed on

 31st December 2009, as well as the proposal for the

allocation of results

PROPOSAL #2: Approval of the management by the Board         ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #3: Approval as merger balance of the                   ISSUER            YES             FOR                  FOR

balance sheet passed in the first point of the

agenda. Approval of the merger of Ceicom Europe, S.L.

 (Sole Shareholder Company) as merged Company and

Indra Sistemas, S.A. as absorbing Company, in

accordance with the Merger Project approved by their

respective administration bodies. Approval of

submitting the merger to the tax neutral regime

regulated in the Spanish Corporation Tax Act. For the

 purposes envisaged in article 40.2 of Law 3/2009 of

April 3 2009 on structural modifications of

commercial companies (Ley de Modificaciones

Estructurales de las Sociedades Mercantiles) the main

 information of the Merger Project passed by their

respective administration bodies on 22nd April 2010,

is the following: Participating companies. Absorbing

Company Indra Sistemas, S.A., a Spanish Company with

its registered office in Alcobendas (Madrid), Avenida

 de Bruselas 35, recorded in the Mercantile Registry

of Madrid, in Tome 865, Folio 28, Page M-11339 and

holder of Tax Identification Code A- 28599033. Merged

 Company Ceicom Europe, S.L. (Sole Shareholder

Company), a Spanish Company with its registered

office in Alcobendas (Madrid), Avenida de Bruselas

35, recorded in the Mercantile Registry of Madrid, in

 Tome 16,888, Folio 164, Page M-2888738 and holder of

 Tax Identification Code B- 83062950. 2. The merger

will be carried out in accordance with article 40 of

Law 3/2009 of April 3 2009 on structural

modifications of commercial companies (Ley de

Modificaciones Estructurales de las Sociedades

Mercantiles) given that Indra Sistemas, S.A. is the

holder, directly or indirectly, of 100% of the share

capital of the absorbed Company. 3. The operations of

 the merged Company will be considered to be

undertaken for accounting purposes by Indra Sistemas,

 S.A. from 1st January 2010. 4. No special rights or

advantage of any type have been granted to the

shareholders or Directors of the participating

companies. 5. As a result of the merger the bylaws of

 the absorbing Company do not change. 6. Likewise the

 merger dose not impact in employment, social

responsibility of the Company and government bodies

gender remaining the same Board of Directors of the

absorbing Company, helping parity in this aspect

PROPOSAL #4: To determine the number of Directors              ISSUER            YES             FOR                  FOR

within the limits established in article 21 of the

company bylaws. Removal, appointment and re-election

of directors

PROPOSAL #5: Authorization to the Board of Directors         ISSUER            YES         AGAINST           AGAINST

to acquire treasury stock, directly or though

subsidiary companies

PROPOSAL #6: Appointment of auditors for the                       ISSUER            YES             FOR                  FOR

individual and consolidated Annual Accounts and

Management Reports of the 2010 financial year

PROPOSAL #7: Annual Report on Compensation of                     ISSUER            YES             FOR                  FOR

directors and senior management

PROPOSAL #8: Information to the General Shareholders         ISSUER            YES             FOR                  FOR

Meeting regarding changes made to the Board of

Directors Regulations

PROPOSAL #9: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

interpret, correct, supplement, execute and

substitute powers and carry out agreements adopted by

 the Annual Shareholders Meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIA DE DISENO TEXTIL INDITEX SA

  TICKER:                  N/A                 CUSIP:   E6282J109

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the Management report of

Industria de Diseno Textil, S.A. [Inditex, S.A.] for

fiscal 2008 [ended 31 JAN 2009], laid by the Board of

 Directors at its meeting held on 24 MAR 2009 and

PROPOSAL #2.: Approval of the annual accounts                     ISSUER            YES             FOR                  FOR

[Balance Sheet, Profit and Loss Account,

Shareholders' Equity Statement, Cash Flow Statement

and Annual Report] and the consolidated Management

report of the Inditex Group for fiscal 2008 [ended 31

 JAN 2009], laid by the Board of Directors at its

meeting held on 24 MAR 2009 and signed by all the

Directors; approval of the Management of the Board of

 Directors of Industria de Diseno Textil, S.A.

PROPOSAL #3.: Approval of the proposed distribution          ISSUER            YES             FOR                  FOR

of the income of fiscal 2008 [ended 31 JAN 2009], in

the amount of six hundred and eighty-three millions,

three hundred and forty four thousand euros, to be

distributed as specified, it is thus resolved to pay

the shares with the right to dividends the gross

amount of one Euro and five cents [1.05 Euros] per

share; having the gross amount of fifty-five Euro

cents [0.55 Euros] been paid last 04 MAY 2009 as

interim dividend, it is thus resolved to pay the

shares with a right to dividends, a supplementary

dividend in the gross amount of fifty Euro cents

[0.50 Euros] per share, remaining amount to add up to

 the total dividend; this supplementary dividend

shall be paid to shareholders as of 02 NOV 2009,

through those entities linked to the Spanish Central

Securities Depositary, in charge of the Register of

Securities and the Clearing and Settlement of all

trades [Iberclear] where they have their shares

PROPOSAL #4.A: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Carlos Espinosa de los Monteros Bernaldo de Quiros,

whose particulars are already recorded with the

Companies Register, as Member of the Board of

Directors for the five-year term provided in the

Articles of Association, as from the date of this AGM

PROPOSAL #4.B: Approval of the re-election of Mr.              ISSUER            YES         AGAINST           AGAINST

Francisco Luzon Lopez, whose particulars are already

recorded with the Companies Register, as Member of

the Board of Directors for the five-year term

provided in the Articles of Association, as from the

date of this AGM

PROPOSAL #5.: To appoint the current Auditors of the         ISSUER            YES             FOR                  FOR

Company, KPMG Auditores, S.L., with registered

address in Madrid, at 95, Paseo de la Castellana, and

 holder of the Spanish Tax Identification Number

[Spanish C.I.F] ES B-78510153, registered with the

Official Register of Auditors under number S0702, as

Auditors of the Company to review the annual accounts

 and the Management reports of the Company and the

consolidated ones of the Inditex Group, for the term

commencing on 01 FEB 2009 and ending on 31 JAN 2010

PROPOSAL #6.: Authorization to the Board of                        ISSUER            YES         AGAINST           AGAINST

Directors, so that, in accordance with the provisions

 of Article 75 et seq. of the [Spanish] Corporation

Act, it may proceed to the derivative acquisition of

its own shares, either directly or through any

subsidiaries in which the Company is the controlling

Company, observing the legal limits and requirements

and under the following conditions: a] methods of

acquisition: the acquisition shall be done through

purchase and sale, exchange or dation in payment; b]

maximum number of shares to be acquired: shares with

a nominal value which, added to that of those shares

already in the possession of the Company, directly or

 indirectly, do not exceed 10% of the share capital;

c] maximum and minimum prices: the minimum price of

acquisition of the shares shall be their nominal

value and the maximum price shall be up to 105% of

their market value at the date of purchase; d]

duration of the authorization: five [5] years from

the date of this resolution; for the purposes of the

provisions of the last Paragraph of Article 75.1 of

the [Spanish] Corporation Act, it is hereby stated

that the shares acquired hereunder may be allocated

by the Company, inter alia, to be handed out to the

Employees or Managers of the Company either directly

or as a result of the exercise of any option rights

they might hold under the remuneration plans for the

staff of the Company or its Group approved by the AGM

 of Shareholders; this authorization supersedes and

cancels the authorization approved by the general

meeting of shareholders held on 15 JUL 2008

PROPOSAL #7.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

expressly empowering it to be substituted by the

Executive Committee or by any of its Members, as well

 as to any other person expressly authorized for

these purposes by the Board, of the necessary powers

as wide as required in law for the correction,

development and implementation, at the time that it

considers most appropriate, of each of the

resolutions passed in this AGM; in particular, to

empower the Chairman of the Board of Directors, Mr.

Amancio Ortega Gaona, the First Deputy Chairman and

Chief Executive Officer, Mr. Pablo Isla Alvarez de

Tejera and the Secretary of the Board, Mr. Antonio

Abril Abadin so that, any of them, jointly and

severally, without distinction and as widely as is

necessary in Law, may carry out whatever actions are

appropriate to implement the resolutions passed in

this general meeting in order to record them in the

Companies register and in any other registries,

including, in particular and amongst other powers,

that of appearing before a Notary Public to execute

the public deeds and notary's certificates that are

necessary or expedient for such purpose, correct,

rectify, ratify, construe or supplement the

agreements and execute any other public or private

document that is necessary or appropriate so that the

 resolutions passed are implemented and fully

registered, without the need for a new resolution of

the AGM, and to proceed to the mandatory filing of

the individual and consolidated annual accounts with

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LTD

  TICKER:                  N/A                 CUSIP:   Y3991T104

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and the Auditors

for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.i: Re-elect Ms. Wang Lili as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.ii: Re-elect Mr. Chen Aiping as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.iii: Re-elect Professor Wong Yue Chim,            ISSUER            YES             FOR                  FOR

Richard, P., as a Director

PROPOSAL #4.: Approve the payment of the Directors'          ISSUER            YES             FOR                  FOR

fees for the YE 31 DEC 2009

PROPOSAL #5.: Re-appoint Ernst & Young as the                     ISSUER            YES             FOR                  FOR

Auditors of the Bank and authorize the Directors to

fix the remuneration

PROPOSAL #6.: Authorize the Directors to allot and            ISSUER            YES             FOR                  FOR

issue additional shares not exceeding 20% of the

aggregate nominal amount of the issued share capital

of the Bank as at the date of passing of this

resolution

PROPOSAL #7.: Authorize the Directors to repurchase          ISSUER            YES             FOR                  FOR

shares of the Bank not exceeding 10% of the aggregate

 nominal amount of the issued share capital of the

Bank as at the date of passing of this resolution

PROPOSAL #8.: Approve to extend, conditional upon the        ISSUER            YES             FOR                  FOR

 above Ordinary Resolution No's. 6 and 7 being duly

passed, the general mandate under Item 6 hereof by

increasing the number of shares permitted to be

issued equivalent to the number of shares repurchased

 under Item 7 hereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the capital injection of an            ISSUER            YES             FOR                  FOR

amount equivalent to RMB 3 billion in ICBC Financial

Leasing Co., Ltd by the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve that a voluntary tender offer         ISSUER            YES             FOR                  FOR

[Voluntary Tender Offer] to be made by Industrial and

 Commercial Bank of China Limited [the Bank] for all

the outstanding ordinary shares [and, if applicable,

preference shares] of ACL BANK Public Company Limited

 [including 306,264,561 ordinary shares of ACL BANK

Public Company Limited which Bangkok Bank Public

Company Limited has agreed to sell to the Bank] at an

 offer price of 11.5 Baht per share and authorize the

 Board of Directors of the Bank to do all such acts

and things which are desirable or necessary in order

to implement the Voluntary Tender Offer, provided

that the authorization granted to the Board in this

Paragraph [i] can be further delegated by the Board

to Senior Management of the Bank; and to decide

whether to pursue delisting of the shares of ACL BANK

 Public Company Limited from the Stock Exchange of

Thailand and for such purpose, following completion

of the Voluntary Tender Offer, a subsequent voluntary

 tender offer for delisting to be made by the Bank

for all the outstanding shares of ACL BANK Public

Company Limited at an offer price to be determined by

 the Board or Senior Management of the Bank and

authorize the Board to do all such acts and things

which are desirable or necessary in order to

implement such voluntary tender offer for delisting,

provided that the authorization granted to the Board

in this Paragraph [ii] can be further delegated by

the Board to Senior Management of the Bank

PROPOSAL #2.: Appoint Sir Malcolm Christopher                     ISSUER            YES             FOR                  FOR

McCarthy as an Independent Non-Executive Director of

PROPOSAL #3.: Appoint Mr. Kenneth Patrick Chung as an        ISSUER            YES             FOR                  FOR

 Independent Non-Executive Director of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appointment of Ms. Wang Lili as an                ISSUER            YES             FOR                  FOR

Executive Director of the bank

PROPOSAL #2.: Approve the fixed assets investment              ISSUER            YES             FOR                  FOR

budget of the bank for 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED

  TICKER:                  N/A                 CUSIP:   ADPV10686

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 2009 work report of the              ISSUER            YES             FOR                  FOR

Board of Directors of the Bank

PROPOSAL #2.: Approve the 2009 work report of the              ISSUER            YES             FOR                  FOR

Board of Supervisors of the Bank

PROPOSAL #3.: Approve the Bank' 2009 audited accounts        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the Bank' 2009 Profit                        ISSUER            YES             FOR                  FOR

Distribution Plan

PROPOSAL #5.: Re-appoint Ernst & Young and Ernst &            ISSUER            YES             FOR                  FOR

Young Hua Ming as the Auditors of the Bank for 2010

for the term from the passing of this resolution

until the conclusion of the next AGM and to fix the

aggregate audit fees for 2010 at RMB 159.60 million

PROPOSAL #6.: Approve the Capital Management Plan of         ISSUER            YES             FOR                  FOR

the Industrial and Commercial Bank of China Limited

for Years 2010 to 2012 as set out in Appendix 1 to

the circular of the Bank dated 02 APR 2010

PROPOSAL #S.7: Approve the proposal in respect of              ISSUER            YES             FOR                  FOR

general mandate to issue H Shares and A Share

convertible corporate bonds as set out in the

circular of the Bank dated 02 APR 2010

PROPOSAL #S8.1: Approve the types of securities to be        ISSUER            YES             FOR                  FOR

 used, in respect of the proposed public issuance and

 listing of the A Share convertible corporate bonds

as set out in Appendix 2 to the circular of the Bank

dated 02 APR 2010 and the implementation of these

resolutions subject to approvals of relevant

applications having been granted by the relevant

governmental authorities in the People's Republic of

China

PROPOSAL #S8.2: Approve the issue size, in respect of        ISSUER            YES             FOR                  FOR

 the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.3: Approve the nominal value and issue          ISSUER            YES             FOR                  FOR

price in respect of the proposed public issuance and

listing of the A Share convertible corporate bonds as

 set out in Appendix 2 to the circular of the Bank

dated 02 APR 2010 and the implementation of these

resolutions subject to approvals of relevant

applications having been granted by the relevant

governmental authorities in the People's Republic of

China

PROPOSAL #S8.4: Approve the term, in respect of the          ISSUER            YES             FOR                  FOR

proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.5: Approve the interest rate, in respect        ISSUER            YES             FOR                  FOR

 of the proposed public issuance and listing of the A

 Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.6: Approve the timing and method of                ISSUER            YES             FOR                  FOR

interest payment in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.7: Approve the conversion period, in              ISSUER            YES             FOR                  FOR

respect of the proposed public issuance and listing

of the A Share convertible corporate bonds as set out

 in Appendix 2 to the circular of the Bank dated 02

APR 2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.8: Approve the method for determining            ISSUER            YES             FOR                  FOR

the number of shares for conversion, in respect of

the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.9: Approve the determination and                     ISSUER            YES             FOR                  FOR

adjustment of CB conversion price, in respect of the

proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.10: Approve the downward adjustment to          ISSUER            YES             FOR                  FOR

CB conversion price, in respect of the proposed

public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.11: Approve the terms of redemption, in         ISSUER            YES             FOR                  FOR

respect of the proposed public issuance and listing

of the A Share convertible corporate bonds as set out

 in Appendix 2 to the circular of the Bank dated 02

APR 2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.12: Approve the terms of sale back, in          ISSUER            YES             FOR                  FOR

respect of the proposed public issuance and listing

of the A Share convertible corporate bonds as set out

 in Appendix 2 to the circular of the Bank dated 02

APR 2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.13: Approve the dividend rights of the          ISSUER            YES             FOR                  FOR

year of conversion, in respect of the proposed public

 issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.14: Approve the method of issue and                ISSUER            YES             FOR                  FOR

target investors, in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.15: Approve the subscription arrangement        ISSUER            YES             FOR                  FOR

 for the existing holders of A Shares, in respect of

the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.16: Approve CB holders and CB holders'          ISSUER            YES             FOR                  FOR

meetings in respect of the proposed public issuance

and listing of the A Share convertible corporate

bonds as set out in Appendix 2 to the circular of the

 Bank dated 02 APR 2010 and the implementation of

these resolutions subject to approvals of relevant

applications having been granted by the relevant

governmental authorities in the People's Republic of

China

PROPOSAL #S8.17: Approve the use of proceeds from the        ISSUER            YES             FOR                  FOR

 issuance of the convertible bonds, in respect of the

 proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.18: Approve the special provisions in            ISSUER            YES             FOR                  FOR

relation to supplementary capital, in respect of the

proposed public issuance and listing of the A Share

convertible corporate bonds as set out in Appendix 2

to the circular of the Bank dated 02 APR 2010 and the

 implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.19: Approve the security, in respect of         ISSUER            YES             FOR                  FOR

the proposed public issuance and listing of the A

Share convertible corporate bonds as set out in

Appendix 2 to the circular of the Bank dated 02 APR

2010 and the implementation of these resolutions

subject to approvals of relevant applications having

been granted by the relevant governmental authorities

 in the People's Republic of China

PROPOSAL #S8.20: Approve the validity period of the          ISSUER            YES             FOR                  FOR

resolution in respect of the issuance of the

convertible bonds, in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #S8.21: Approve the matters relating to                ISSUER            YES             FOR                  FOR

authorization in connection with the issuance of the

convertible bonds, in respect of the proposed public

issuance and listing of the A Share convertible

corporate bonds as set out in Appendix 2 to the

circular of the Bank dated 02 APR 2010 and the

implementation of these resolutions subject to

approvals of relevant applications having been

granted by the relevant governmental authorities in

the People's Republic of China

PROPOSAL #9.: Approve the Feasibility Analysis report        ISSUER            YES             FOR                  FOR

 on Use of Proceeds from the Public Issuance of A

Share Convertible Corporate Bonds as set out in

Appendix 3 to the Circular of the Bank dated 02 APR

PROPOSAL #10.: Approve the report on Utilisation of          ISSUER            YES             FOR                  FOR

Proceeds from Previous Issuances as set out in

Appendix 4 to the circular of the Bank dated 02 APR

2010

PROPOSAL #s.11: Approve the revised Plan on                        ISSUER            YES             FOR                  FOR

authorization of the Shareholders' General Meeting to

 the Board of Directors as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAL BANK OF KOREA, SEOUL

  TICKER:                  N/A                 CUSIP:   Y3994L108

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 49th income statement,                 ISSUER            YES             FOR                  FOR

balance sheet and the proposed disposition of

retained earning

PROPOSAL #2: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #3: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIAS PENOLES SAB DE CV

  TICKER:                  N/A                 CUSIP:   P55409141

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the reports that are referred to        ISSUER            YES             FOR                  FOR

 in Article 28, Part IV, of the securities market

law, including the financial statements from the FYE

on 31 DEC 2009, as well as the report regarding the

fulfillment of the tax obligations of the Company

PROPOSAL #2: Approve the allocation of results                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the amount that can be allocated        ISSUER            YES             FOR                  FOR

 to the purchase of the shares of the Company in

accordance with the terms of that which is provided

for in Article 56, Part IV, of the securities market

law

PROPOSAL #4: Ratify the remuneration of the Members          ISSUER            YES         AGAINST           AGAINST

of the Board of Directors of the Company

PROPOSAL #5: Ratify the Chairperson of the audit and         ISSUER            YES         AGAINST           AGAINST

Corporate Practices Committee

PROPOSAL #6: Approve the designation of special                 ISSUER            YES             FOR                  FOR

delegates of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIVAERDEN AB

  TICKER:                  N/A                 CUSIP:   W45430100

  MEETING DATE:      2/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of a Chairman to preside over         ISSUER             NO              N/A                  N/A

the meeting

PROPOSAL #3.: Drawing-up and approval of the register        ISSUER             NO              N/A                  N/A

 of voters

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of 1 or 2 persons to attest to        ISSUER             NO              N/A                  N/A

 the accuracy of the minutes

PROPOSAL #6.: Determination of whether the general            ISSUER             NO              N/A                  N/A

meeting has been duly convened

PROPOSAL #7.: Approve to change the limits relating          ISSUER            YES             FOR                  FOR

to the share capital in Section 4 in the Articles of

Association from the present not less than SEK

500,000,000-not more than SEK 2,000,000,000 to not

less than 950,000,000-not more than 3,800,000,000; to

 change the number of shares stated in Section 5 in

the Articles of Association from the present not less

 than 100,000,000-not more than 400,000,000 to not

less than 380,000,000-not more than 1,520,000,000 and

 to change Section 6, 2nd paragraph in the Articles

of Association to read that both A Shares and C

Shares may be issued without other restrictions than

set out in Section 5

PROPOSAL #8.: Approve the Board's resolution on 12            ISSUER            YES             FOR                  FOR

JAN 2010 that the loan at a par value of not more

than EUR 450,000,000 or, in case the participating

banks exercise the option granted by the Company to

allot additional amounts of not more than EUR

50,000,000 [the Option], in total not more than EUR

500,000,000 raised by the Company shall-subject to a

decision by the shareholders' meeting, on a change of

 the Articles of Association in accordance with the

proposal by the Board as stated in Resolution 7

above-be convertible into Class C Shares in the

Company, and, for the rest, on the specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIVAERDEN AB

  TICKER:                  N/A                 CUSIP:   W45430100

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Attorney Sven Unger as a            ISSUER             NO              N/A                  N/A

Chairman to preside over the AGM

PROPOSAL #3.: Drawing-up and approval of the register        ISSUER             NO              N/A                  N/A

 of voters

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of persons to check the minutes      ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Decision as to whether the AGM has been        ISSUER             NO              N/A                  N/A

 duly convened

PROPOSAL #7.: Presentation of: a) the annual report          ISSUER             NO              N/A                  N/A

and audit report, and of the consolidated accounts

and audit report for the Group, b) the auditor's

statement on whether the guidelines for executive

compensation, that have applied since the previous

Annual General Meeting, have been followed and c) the

 Board's proposed distribution of earnings and

statement in support of such

PROPOSAL #8.: Address by the Chief Executive Officer         ISSUER             NO              N/A                  N/A

PROPOSAL #9.a: Adopt the income statement and balance        ISSUER            YES             FOR                  FOR

 sheet, and the consolidated income statement and

consolidated balance sheet

PROPOSAL #9.b: Approve the distribution of the                   ISSUER            YES             FOR                  FOR

Company's earnings as shown in the adopted Balance

Sheet; a dividend of SEK 3.00 per share

PROPOSAL #9.c: Approve the record date, in the event         ISSUER            YES             FOR                  FOR

the AGM resolves to distribute earnings; 10 MAY 2010,

 has been proposed as the record date for payment of

the dividend; provided that the AGM votes in favour

of this proposal, dividends are expected to be sent

via Euroclear Sweden AB on 14 MAY 2010

PROPOSAL #9.d: Grant discharge from liability to the         ISSUER            YES             FOR                  FOR

Company of the Members of the Board of Directors and

the Chief Executive Officer

PROPOSAL #10.: Approve the number of Directors at 8          ISSUER            YES             FOR                  FOR

and no deputies

PROPOSAL #11.: Approve, unchanged fee per Director,          ISSUER            YES             FOR                  FOR

entailing SEK 1,200,000 for the Chairman of the

Board, and SEK 400,000 for each of the other Non-

Executive Directors; no separate fee is paid for

PROPOSAL #12.: Re-elect Messrs Olof Faxander, Boel            ISSUER            YES             FOR                  FOR

Flodgren, Finn Johnsson, Fredrik Lundberg, Sverker

Martin-Lof, Lennart Nilsson and Anders Nyren as the

Directors; election of Hans Larsson as a Director;

and election of Sverker Martin-Lof as the Chairman of

 the Board

PROPOSAL #13.: Approve the number of Auditors at 1             ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Approve the decision regarding fee for        ISSUER            YES             FOR                  FOR

 the Auditor(s); fee on account (unchanged)

PROPOSAL #15.: Re-elect PricewaterhouseCoopers AB as         ISSUER            YES             FOR                  FOR

the Auditor(s) for the period up until the end of the

 AGM 2014

PROPOSAL #16.: Approve the decision on a Nominating          ISSUER            YES             FOR                  FOR

Committee, as specified

PROPOSAL #17.: Approve the decision on guidelines for        ISSUER            YES             FOR                  FOR

 executive compensation, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIVAERDEN AB

  TICKER:                  N/A                 CUSIP:   W45430126

  MEETING DATE:      2/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Elect a Chairman to preside over the            ISSUER            YES             FOR                  FOR

meeting

PROPOSAL #3.: Approve the voters' roll                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the agenda                                            ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Elect 1 or 2 persons to attest to the          ISSUER            YES             FOR                  FOR

accuracy of the minutes

PROPOSAL #6.: Approve to determine whether the                   ISSUER            YES             FOR                  FOR

general meeting has been duly convened

PROPOSAL #7.: Approve: i)  the limits relating to the        ISSUER            YES             FOR                  FOR

 share capital in Section 4 of the Articles of

Association be changed from the present not less than

 SEK 500,000,000 - not more that SEK 2, 000,000,000

to not less than 950,000,000 - not more than

3,800,000,000; and ii) that the number of shares

stated in Section 5 be changed from the present not

less than 100,000,000 - not more than  400,000,000 to

 not less than 380,000,000 - not more than

1,520,000,000; and iii) Section 6, 2nd Paragraph be

changed to read that both A and C Shares may be

issued without other restrictions than set out in

PROPOSAL #8.: Approve the Board's proposal on 12th            ISSUER            YES             FOR                  FOR

JAN 2010, that the loan at a par value of not than

EUR 450,000,000 or, in case the participating banks

exercise the option granted by the Company to allot

additional amounts of not more than EUR 50,000,000

[the Option], in total not more than EUR 500,000,000

raised by the Company shall, subject to a decision by

 the shareholders' meeting, on a change in Resolution

 7 above, be convertible into Class C Shares in the

Company, and for the rest, on the specific principal

terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INDUSTRIVAERDEN AB

  TICKER:                  N/A                 CUSIP:   W45430126

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Attorney Sven Unger as a              ISSUER             NO              N/A                  N/A

Chairman to preside over the AGM

PROPOSAL #3: Drawing-up and approval of the register         ISSUER             NO              N/A                  N/A

of voters

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of persons to check the minutes        ISSUER             NO              N/A                  N/A

PROPOSAL #6: Decision as to whether the AGM has been         ISSUER             NO              N/A                  N/A

duly convened

PROPOSAL #7: Presentation of: a. the annual report            ISSUER             NO              N/A                  N/A

and audit report, and of the consolidated accounts

and audit report for the Group, b. the auditor's

statement on whether the guidelines for executive

compensation, that have applied since the previous

Annual General Meeting, have been followed, c. the

Board's proposed distribution of earnings and

statement in support of such

PROPOSAL #8: Address by the Chief Executive Officer           ISSUER             NO              N/A                  N/A

PROPOSAL #9.a: Adopt the Income Statement and Balance        ISSUER            YES             FOR                  FOR

 Sheet, and the Consolidated Income Statement and

Consolidated Balance Sheet

PROPOSAL #9.b: Approve the distribution of the                   ISSUER            YES             FOR                  FOR

Company's earnings as shown in the adopted Balance

Sheet; a dividend of SEK 3.00 per share

PROPOSAL #9.c: Approve the record date, in the event         ISSUER            YES             FOR                  FOR

the AGM resolves to distribute earnings; 10 MAY 2010,

 has been proposed as the record date for payment of

the dividend; provided that the AGM votes in favour

of this proposal, dividends are expected to be sent

via Euroclear Sweden AB on 14 MAY 2010

PROPOSAL #9.d: Grant discharge from liability to the         ISSUER            YES             FOR                  FOR

Company of the Members of the Board of Directors and

the Chief Executive Officer

PROPOSAL #10: Approve the number of Directors at 8             ISSUER            YES             FOR                  FOR

PROPOSAL #11: Approve the fee for each of the                     ISSUER            YES             FOR                  FOR

Directors; unchanged fee per Director, entailing SEK

1,200,000 for the Chairman of the Board, and SEK

400,000 for each of the other Non-Executive

Directors; no separate fee is paid for Committee Work

PROPOSAL #12: Re-elect Messrs. Olof Faxander, Boel            ISSUER            YES             FOR                  FOR

Flodgren, Finn Johnsson, Fredrik Lundberg, Sverker

Martin-Lof, Lennart Nilsson and Anders Nyren as the

Directors; election of Hans Larsson as a Director;

and election of Sverker Martin-Lof as a Chairman of

the Board

PROPOSAL #13: Approve the number of Auditors at 1               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Approve the fee for the Auditor(s); fee        ISSUER            YES             FOR                  FOR

 on account (unchanged)

PROPOSAL #15: Re-elect PricewaterhouseCoopers AB as          ISSUER            YES             FOR                  FOR

the Auditor(s) for the period up until the end of the

 AGM 2014

PROPOSAL #16: Approve the Nominating Committee as              ISSUER            YES             FOR                  FOR

specified

PROPOSAL #17: Approve the guidelines for executive            ISSUER            YES             FOR                  FOR

compensation as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INFINEON TECHNOLOGIES AG

  TICKER:                  N/A                 CUSIP:   D35415104

  MEETING DATE:      2/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and annual report, and the

report pursuant to Sections 289[4] and 315[4] of the

German Commercial Code

PROPOSAL #2.: Remuneration Scheme for the Board of            ISSUER             NO              N/A                  N/A

Managing Directors as the External Consultant has not

 yet submitted his recommendations for a new

remuneration scheme, no proposal is being put forth

for resolution, shareholder comments may, however, be

 solicited at the meeting

PROPOSAL #3.1.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors: Peter Bauer

PROPOSAL #3.2.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors Prof : Dr. Hermann Eul

PROPOSAL #3.3.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors : Dr. Reinhard Ploss

PROPOSAL #3.4.: Ratification of the acts of the Board        ISSUER            YES             FOR                  FOR

 of Managing Directors : Dr. Marco Schroter

PROPOSAL #4.1.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Max Dietrich Kley

PROPOSAL #4.2.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Wigand Cramer

PROPOSAL #4.3.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Alfred Eibl

PROPOSAL #4.4.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Johannes Feldmayer

PROPOSAL #4.5.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Peter Gruber

PROPOSAL #4.6.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Jakob Hauser

PROPOSAL #4.7.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Gerhard Hobbach

PROPOSAL #4.8.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr. Renate Kocher

PROPOSAL #4.9.: Ratification of the acts of the                 ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Siegfried Luther

PROPOSAL #4.10.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Franz Neppl

PROPOSAL #4.11.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Manfred Puffer

PROPOSAL #4.12.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Michael Ruth

PROPOSAL #4.13.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Gerd Schmidt

PROPOSAL #4.14.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr. Doris Schmitt-Landsiedel

PROPOSAL #4.15.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Horst Schuler

PROPOSAL #4.16.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Kerstin Schulzendorf

PROPOSAL #4.17.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Dr. Eckart Sunner

PROPOSAL #4.18.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Alexander Truby

PROPOSAL #4.19.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Arnaud De Weert

PROPOSAL #4.20.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr. Martin Winterkorn

PROPOSAL #4.21.: Ratification of the acts of the                ISSUER            YES             FOR                  FOR

Supervisory Board : Prof. Dr.-Ing. Dr.-Ing. E.H.

Klaus Wucherer

PROPOSAL #5.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: KPMG Ag, Berlin

PROPOSAL #6.: Authorization to acquire own shares:            ISSUER            YES         AGAINST           AGAINST

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 20% from the market price of the

shares, between 01 AUG 2010, and 10 AUG 2011, the

Board of Managing Directors shall be authorized to

retire the shares, to use the shares for acquisition

purposes or to fulfil option or conversion rights,

and to sell the shares to employees

PROPOSAL #7.1.: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Hans-Ulrich Holdenried

PROPOSAL #7.2.: Elections to the Supervisory Board :         ISSUER            YES             FOR                  FOR

Prof. Dr. Renate Kocher

PROPOSAL #7.3.: Elections to the supervisor : Dr.              ISSUER            YES             FOR                  FOR

Manfred Puffer

PROPOSAL #7.4.: Elections to the supervisor : Dr.              ISSUER            YES             FOR                  FOR

Doris Schmitt-Landsiedel

PROPOSAL #7.5.: Elections to the supervisor : Dr.              ISSUER            YES             FOR                  FOR

Eckart Suenner

PROPOSAL #7.6.: Elections to the Supervisor : Prof.          ISSUER            YES             FOR                  FOR

Dr.-Ing. Dr.-Ing. E.H. Klaus Wucherer

PROPOSAL #8.: Resolution on the revocation of                     ISSUER            YES             FOR                  FOR

authorizations to issue bonds along with the related

contingent capital, and the corresponding amendments

to the Articles of Association the authorizations to

issue warrant and/or convertible bonds given by the

AGMs in 2007 and 2008 shall be revoked, as shall the

related 2007 and 2008 contingent capital

PROPOSAL #9.: Resolution on the reduction of                       ISSUER            YES             FOR                  FOR

contingent capital, and the corresponding amendments

to the Articles of Association; the 2002 contingent

capital shall be reduced to EUR 134,000,000,whilst

being expanded to apply to the convertible bonds

issued in 2009

PROPOSAL #10.: Resolution on the creation of new                ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association; the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 648,000,000 through the issue of new

registered shares against payment in cash and/or

kind, on or before 10 FEB 2015 [Authorized Capital

2010/I]; shareholders shall be granted subscription

rights, except for residual amounts, for the issue of

 shares at a price not materially below their market

price, for the issue of shares against payment in

kind, and insofar as subscription rights are granted

to holders of conversion and option rights

PROPOSAL #11.: Resolution on the creation of further         ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association: the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 40,000,000 through the issue of new

registered shares against cash payment to employees

of the Company and its affiliates, on or before 10

FEB 2015 [Authorized Capital 2010/II] shareholders'

subscription rights shall be excluded

PROPOSAL #12.: Resolution on the implementation of a         ISSUER            YES             FOR                  FOR

new Stock Option Plan, the creation of new contingent

 capital, and the corresponding amendments to the

Articles of Association: the Company shall be

authorized to grant up to 12,000,000 stock options to

 executives and employees of the Company and its

affiliates, on or before 30 SEP 2013; the share

capital shall be increased accordingly by up to EUR

24,000,000 through the issue of up to 12,000,000 new

registered shares, insofar as stock options are

exercised [Contingent Capital 2010/I]

PROPOSAL #13.: Authorization to issue warrant and/or         ISSUER            YES             FOR                  FOR

convertible bonds, resolution on the creation of

contingent capital, and the corresponding amendments

to the Articles of Association: the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to issue bonds of up to EUR

2,000,000,000, conferring an option or conversion

right for new shares of the Company, on or before 10

FEB 2015; shareholders shall be granted subscription

rights, except for the issue of bonds at a price not

materially below their theoretical market value, for

residual amounts, and insofar as subscription rights

are granted to holders of previously issued bonds;

the share capital shall be increased accordingly by

up to EUR 260,000,000 through the issue of up to

130,000,000 new registered shares, insofar as option

or conversion rights are exercised [Contingent

PROPOSAL #14.1.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association: Sections 13[2] and 14[3] shall be

deleted in relation to registration deadlines for the

 shareholders' meeting

PROPOSAL #14.2.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association: Section 16[3] shall be amended to permit

 absentee voting at shareholders' meetings

PROPOSAL #14.3.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association: Section 14[2] shall be amended to permit

 online participation in shareholders' meetings

PROPOSAL #14.4.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association Section 16[2] shall be amended in respect

 of the procedure for issuing proxy instructions

PROPOSAL #14.5.: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Association Section 15[6] shall be amended to permit

the audiovisual transmission of the shareholders'

meeting

PROPOSAL #15.: Approval of the Control and Profit              ISSUER            YES             FOR                  FOR

Transfer Agreement with the Company's wholly owned

subsidiary Hitex Development Tools GMBH

PROPOSAL #16.: Approval of the Control and Profit              ISSUER            YES             FOR                  FOR

Transfer Agreement with the Company's wholly owned

subsidiary Infineon Technologies Mantel 21 GMBH

PROPOSAL #A: Counter Motion regarding agenda item 7:         ISSUER            YES                                 AGAINST

Elections to the Supervisory Board: Instead of Prof.

Dr. Klaus Wucherer, Mr. Willi Berchtold, member of

the management board of ZF Friedrichshafen and

domiciled in  berlingen, Germany, is elected to the

supervisory board of Infineon Technologies AG until

the end of the annual general meeting at which

shareholders vote on the discharge of the supervisory

 board with regard to the financial year 2013/2014.

PROPOSAL #B: Counter Motion regarding agenda item 12:        ISSUER            YES         AGAINST               FOR

 Introduction of the Infineon Technologies AG Stock

Option Plan 2010 for the issue of subscription rights

 for shares to managers and other key employees of

Infineon Technologies AG and its group companies,

creation of a Conditional Capital 2010/I and

corresponding amendments to the Articles of

Association (translation not available, for original

German text please refer to

http://www.infineon.com/cms/en/corporate/investor/rep

orting/agm2010/shareholder-proposals.html).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INFOSYS TECHNOLOGIES LIMITED

  TICKER:                  INFY               CUSIP:   456788108

  MEETING DATE:      6/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: TO RECEIVE, CONSIDER AND ADOPT THE                ISSUER            YES             FOR               AGAINST

BALANCE SHEET AS AT MARCH 31, 2010, THE PROFIT AND

LOSS ACCOUNT FOR THE YEAR ENDED ON THAT DATE & THE

REPORT OF THE DIRECTORS AND AUDITORS THEREON.

PROPOSAL #O2: TO DECLARE A FINAL DIVIDEND FOR THE              ISSUER            YES             FOR               AGAINST

FINANCIAL YEAR ENDED MARCH 31, 2010.

PROPOSAL #O3: TO APPOINT A DIRECTOR IN PLACE OF N.R.         ISSUER            YES             FOR               AGAINST

NARAYANA MURTHY, WHO RETIRES BY ROTATION AND, BEING

ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #O4: TO APPOINT A DIRECTOR IN PLACE OF PROF.        ISSUER            YES             FOR               AGAINST

 MARTI G. SUBRAHMANYAM, WHO RETIRES BY ROTATION AND,

BEING ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #O5: TO APPOINT A DIRECTOR IN PLACE OF S.            ISSUER            YES             FOR               AGAINST

GOPALAKRISHNAN, WHO RETIRES BY ROTATION AND, BEING

ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #O6: TO APPOINT A DIRECTOR IN PLACE OF S.D.         ISSUER            YES             FOR               AGAINST

SHIBULAL, WHO RETIRES BY ROTATION AND, BEING

ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #O7: TO APPOINT A DIRECTOR IN PLACE OF T.V.         ISSUER            YES             FOR               AGAINST

MOHANDAS PAI, WHO RETIRES BY ROTATION AND, BEING

ELIGIBLE, SEEKS RE-APPOINTMENT.

PROPOSAL #O8: TO APPOINT AUDITORS TO HOLD OFFICE FROM        ISSUER            YES             FOR               AGAINST

 THE CONCLUSION OF THIS ANNUAL GENERAL MEETING UNTIL

THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AND

 TO FIX THEIR REMUNERATION.

PROPOSAL #S9: TO APPOINT T.V. MOHANDAS PAI AS WHOLE-         ISSUER            YES             FOR               AGAINST

TIME DIRECTOR, LIABLE TO RETIRE BY ROTATION.

PROPOSAL #S10: TO APPOINT SRINATH BATNI AS WHOLE-TIME        ISSUER            YES             FOR               AGAINST

 DIRECTOR, LIABLE TO RETIRE BY ROTATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INFRASTRUCTURE DEVELOPMENT FINANCE CO LTD

  TICKER:                  N/A                 CUSIP:   Y40805114

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited Balance          ISSUER            YES             FOR                  FOR

Sheet as at 31 MAR 2009, the Profit & Loss Account

and the Cash Flow Statement for the YE 31 MAR 2009

and the reports of the Director's and the Auditors

PROPOSAL #2.: Approve to declare a dividend on equity        ISSUER            YES             FOR                  FOR

 shares for the FYE 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. Deepak S. Parekh as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. S.S. Kohli as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. S. H. Khan as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Donald Peck as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #S.7: Re-appoint, pursuant to the provisions        ISSUER            YES             FOR                  FOR

 of Sections, 224, 224A and other applicable

provisions; the Companies Act, 1956, M/s. Deloitte

Haskins & Sells, Chartered Accountants, as the

Auditors of the Company to hold office from the

conclusion of this AGM to the conclusion of next AGM

of the Company, on a remuneration to be fixed by the

Board by the Board of Directors of the Company, based

 on the recommendation of the Audit Committee, in

addition to reimbursement of all put-of-pocket

expenses in connection with the Auditor of accounts

of the Company for the YE 31 MAR 2010

PROPOSAL #8.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Sections 198, 269 and 309 read with Schedule XIII and

 other applicable provisions, if any, other Companies

 Act, 1956 and all guidelines for managerial

remuneration issued by the Central Government from

time to time, and such other consents and approvals

as may be required, consent of the Company accorded

for the re-appointment of Dr. Rajiv B. Lall [Dr.

Lall] as Managing Director & CEO of the Company, for

a period of 3 years with effect from 10 JAN 2010, on

payment of as specified; authorize the Beard to

decide the remuneration (salary, perquisites and

bonus payable to Dr. Lall, within the terms mentioned

 above; where in any FY the Company has no profits or

 inadequate profits, the remuneration as decided by

the Board from time to time, shall be paid to Dr.

Lall as minimum remuneration with the approval of the

 Central Government, if required, Dr. Lall shall not

be subject to retirement by rotation during his

tenure as Managing Director & CEO; authorize the

Board to do all such acts, deeds matters and things

as it may in its absolute discretion deem necessary,

proper or desirable and to settle any question,

difficulty or doubt that may arise in the said regard

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS        ISSUER            YES             FOR               AGAINST

 PROPOSAL: appoint Mr. Vikram Limaye as a Director of

 the Company, in respect of whom the Company has

received notices in writing, from some of its member

proposing him as a candidate for the office of

Director under the provisions of Section 257 of the

Companies Act, 1956

PROPOSAL #10.: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269 and 309 read with Schedule XIII

and other applicable provisions, if any, of the

Companies Act, 1956 and all guidelines for managerial

 remuneration issued by the Central government from

time to time and such other consents and approvals as

 may be required, consent of the Company accorded for

 the appointment of Mr. Vikram Limaye (Mr. Limaye) as

 a whole time Director of the Company for a period of

 5 years with effect from 15 SEP 2008 on payment of

the following remuneration as specified; authorize

the Board to decide the remuneration [as specified]

payable to Mr. Limaye within the terms mentioned

above; where in any FY, the company has no profits or

 inadequate profits, the remuneration as decided by

the Board from time to time, shall be paid to Mr.

Limaya, as minimum remuneration with the approval of

the Central Government, if required; Mr. Limaye shall

 not be subject to retirement by rotation during his

tenure as Whole-time Director ; for the purpose of

giving effect to the foregoing resolution, authorize

the Board to do all such acts, deeds matters and

things as it may in its absolute discretion deem

necessary, proper or desirable and to settle any

question, difficulty or doubt that may arise in the

PROPOSAL #S.11: Approve, pursuant to the provisions          ISSUER            YES         AGAINST           AGAINST

of Section 81, 81(A) and other applicable provisions,

 of the Companies Act, 1956 [including any amendment

thereto or reenactment thereof] and in accordance

with the provisions of the memorandum and Articles of

 Association of the Company and the

regulations/guidelines, prescribed by Securities and

Exchange Board of India [SEBI] or any other relevant

authority, from time to time, to the extent

applicable and subject to such approvals, consents,

permissions and sanctions, as may be required,

consent of the Company be and is hereby accorded to

the Board of Directors of the Company [hereinafter

referred to as the Board], which term shall be deemed

 to include any Committee including 'Compensation

Committee' or any 'Sub Committee' thereof constituted

 by the Board to exercise its powers [including the

powers conferred by this resolution] to grant options

 at any time from time to time in one or more

tranches under Employee Stock Option Scheme 2007 or

any other employee stock-options scheme as may be

introduced by the Company in excess of 1% of the

issued capital of the Company on the terms and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INFRASTRUCTURE DEVELOPMENT FINANCE CO LTD

  TICKER:                  N/A                 CUSIP:   Y40805114

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited balance            ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2010, the Profit & Loss Account

and the cash flow statement for the year ended 31 MAR

 2010 and the reports of the Directors and the

Auditors thereon

PROPOSAL #2: Declare a dividend on equity shares                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint Mr. Gautam Kaji as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4: Re-appoint Mr. Dimitris Tsitsiragos as a        ISSUER            YES         AGAINST           AGAINST

 Director, who retires by rotation

PROPOSAL #5: Re-appoint Mr. Abdul Rahim Abu Bakar as         ISSUER            YES         AGAINST           AGAINST

a Director, who retires by rotation

PROPOSAL #S.6: Appoint, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 224, 224A and other applicable provisions,

if any, of the Companies Act, 1956, M/s. Deloitte

Haskins & Sells, Chartered Accountants having

Registration No. 117366W issued by the Institute of

Chartered Accountants of India, as the Auditors of

the Company to hold office from the conclusion of

this AGM up to the conclusion of the next AGM of the

Company, on a remuneration to be fixed by the Board

of Directors of the Company, based on the

recommendation of the Audit Committee, in addition to

 reimbursement of all out-of-pocket expenses in

connection with the Audit of the accounts of the

PROPOSAL #7: Appoint Mr. G. C. Chaturvedi as a                   ISSUER            YES             FOR                  FOR

Director of the Company and who shall be subject to

retire by rotation, in respect of whom the Company

has received Notices in writing, from some of its

Members proposing him as a candidate for the office

of Director under the provisions of Section 257 of

the Companies Act, 1956, and who is eligible for

appointment to the office of the Director

PROPOSAL #8: Appoint Mr. Donald Peck as a Director of        ISSUER            YES             FOR                  FOR

 the Company and who shall be subject to retire by

rotation, in respect of whom the Company has received

 Notices in writing, from some of its Members

proposing him as a candidate for the office of

Director under the provisions of Section 257 of the

Companies Act, 1956, and who is eligible for

appointment to the office of the Director

PROPOSAL #9: Authorize the Company, under the                     ISSUER            YES         AGAINST           AGAINST

provisions of Section 293(1)(d) and all other

applicable provisions of the Companies Act, 1956, to

the Board of Directors of the Company (hereinafter

called the Board which term shall be deemed to

include any Committee which the Board may have

constituted or hereinafter constitute to exercise its

 powers including the power conferred by this

Resolution) to borrow from time to time, such sum or

sums of money, secured or unsecured, as they may deem

 requisite for the purpose of the business of the

Company, notwithstanding that monies to be borrowed

together with the monies already borrowed by the

Company (apart from temporary loans obtained from the

 Company's Bankers in the ordinary course of

business) would exceed the aggregate of the Paid-up

Capital of the Company and its free Reserves, that is

 to say, Reserves not set apart for any specific

purpose, provided that the total amount up to which

monies may be borrowed by the Board of Directors

shall not exceed the sum of INR 80,000,00,00,000

outstanding at any point of time

PROPOSAL #S.10: Approve, pursuant to Section 81(1A)          ISSUER            YES         AGAINST           AGAINST

and all other applicable provisions of the Companies

Act, 1956, including any statutory modification or re

 enactment thereof, for the time being in force (the

Act), and in accordance with the Securities and

Exchange Board of India (Issue of Capital and

Disclosure Requirements) Regulations, 2009, as

amended from time to time (SEBI Regulations), the

Foreign Exchange Management Act, 2000, the Foreign

Exchange Management (Transfer or Issue of Securities

by a Person Resident Outside India) Regulations,

2000, the Foreign Exchange Management (Borrowing or

Lending in Rupees) Regulations, 2000, including any

amendment, modification, variation or re-enactment

thereof, and the provisions of any

rules/regulations/guidelines issued/framed by the

Central Government, Reserve Bank of India, Foreign

Investment Promotion Board, Securities and Exchange

Board of India and any other appropriate authorities

(hereinafter collectively referred to as the

Appropriate Authorities), enabling provisions of the

Memorandum and Articles of Association of the Company

 and the Listing Agreement entered into by the

Company with the Stock Exchange(s) where the shares

of the Company are listed and subject to the Company

obtaining all approvals from the Appropriate

Authorities; and subject to such conditions and

modifications, as may be prescribed by any one of

them while granting any such approval, consent,

permission, and / or sanction (hereinafter referred

to as the requisite approvals), which may be agreed

to by the Board of Directors of the Company

(hereinafter called the Board which term shall be

deemed to include any Committee which the Board may

have constituted or hereinafter constitute to

exercise its powers including the power conferred by

this Resolution), the consent of the Company be and

is hereby accorded to the Board to offer, issue, and

allot, in one or more tranches equity shares

including equity shares through depository receipts

and/or preference shares whether cumulative or non-

cumulative/redeemable/ convertible at the option of

the Company and/or at the option of the holders of

the preference shares and/or securities linked to

equity shares/preference shares and/or fully

convertible debentures/partly convertible

debentures/optionally convertible debentures/Foreign

Currency Convertible Bonds/ American Depository

Receipts /Global Depository Receipts or any other

securities which are convertible into or exchangeable

 with equity shares/preference shares, at a later

date, including warrants, with a right exercisable by

 the warrant holder to exchange the said warrants

with equity shares at a later date (hereinafter

referred to as Securities) in the course of one or

more domestic or international offering(s), including

 through a Qualified Institutional Placement (QIP) in

 terms of Chapter VIII of the SEBI Regulations, to

such person or persons whether or not such persons

are members of the Company or whether such persons

PROPOSAL #CONTD: CONTD. Management Act, 2000, the              ISSUER             NO              N/A                  N/A

Foreign Exchange Management (Transfer or Issue of

Securities by a Person Resident Outside India)

Regulations, 2000, the Foreign Exchange Management

(Borrowing or Lending in Rupees) Regulations, 2000,

including any amendment, modification, variation or

re-enactment thereof and such other applicable rules,

 regulations, guidelines, notifications, circulars

and clarifications issued/to be issued thereon by the

 Government of India, Reserve Bank of India,

Securities and Exchange Board of India and/or any

other regulatory/statutory authorities, from time to

time, to the extent applicable, the listing

agreements entered into with the Stock Exchange(s)

where the shares of the Company are listed and in

accordance with the provisions of the Memorandum and

Articles of Association of the Company, the Board

may, at its absolute discretion, in terms of the

preceding resolution, issue, offer and allot in one

or more tranches equity shares or fully convertible

debentures/partly convertible debentures/ optionally

convertible debentures, redeemable non-convertible

debentures (secured or otherwise), with or without

attached warrants, with a right exercisable by the

warrant holder to exchange with equity shares of the

Company at a later date (the Warrants), also any

other securities in accordance with applicable law,

whether convertible into or exchangeable with equity

shares at a later date or not, subject to the limit

on the total amount specified in the preceding

resolution (excluding the aggregate amount pursuant

to issuance of NCDs, if any), as provided under the

SEBI Regulations and such issue and allotment to be

made on such terms and conditions as may be decided

by the Board at the time of issue or allotment of the

 specified securities; in case of any equity-linked

issue/offering, the Board be and is hereby authorised

 to issue and allot such number of equity shares as

may be required to be issued and allotted upon

conversion, redemption or cancellation of any such

Securities referred to above or as may be in

accordance with the terms of issue/offering in

respect of such Securities and such equity shares to

be issued and allotted upon conversion/exchange of

the convertible Securities/Warrants referred above,

shall rank pari passu inter se and with the then

existing equity shares of the Company in all

respects, except provided otherwise under the terms

of issue/offering and in the offer document and/or

prospectus and/or offer letter and/or offering

circular and/or listing particulars; in the event of

issue of Securities as aforesaid by way of Qualified

Institutional Placements shall be, inter alia, - a)

the relevant date for the purpose of pricing of the

equity shares to be issued upon exchange of the

Warrants, if issued pursuant to Chapter VIII of the

SEBI Regulations and/or other applicable Regulations,

 in terms of the preceding resolution, shall be the

date of the meeting in which the Board decides to

open the proposed issue of the Specified Securities,

PROPOSAL #CONTD: CONTD. to time by the SEBI                        ISSUER             NO              N/A                  N/A

Regulations; such of these Securities to be issued as

 are not subscribed, may be disposed of by the Board

in such manner and/or on such terms, including

offering or placing them with QIBs in accordance with

 the provisions of Chapter VIII of the SEBI

Regulations, as the Board may deem fit and proper, in

 its sole and absolute discretion; any issue of NCDs

in terms of the preceding resolution would be subject

 to the limit of INR 80,000 crore for borrowings by

the Company, as approved by the members of the

Company at the Annual General Meeting held on 28 JUN

2010; consent of the Company be and is hereby granted

 in terms of Section 293(1)(a) and all other

applicable provisions, if any, of the Act and subject

 to requisite approvals, as may be necessary, all or

any of the abovementioned securities to be issued, by

 the creation of mortgage and/or charge on all or any

 of the Company's immovable, movable and/or

intangible assets, both present and future in such

form and manner and on such terms as may be deemed

fit and appropriate by the Board; for the purpose of

giving effect to the above resolutions, the Board,

where required in consultation with the merchant

banker(s) and/or other advisor(s), be and is hereby

authorized to determine the form, manner, terms and

timing of the issue(s)/offering(s), including the

selection of QIBs to whom the Securities are to be

offered, issued and allotted, the number of equity

shares to be allotted upon conversion/exchange of any

 such convertible Securities/ Warrants, issue price,

face value, the price and premium on

conversion/exchange of any such convertible

Securities/ Warrants, rate of interest, period of

exchange or variation of the price or period of such

exchange, listing of the securities separately on the

 concerned stock exchanges (in or outside India),

execution of various transaction documents, and to

settle all questions, difficulties or doubts that may

 arise in regard to the issue, offer or allotment of

Securities and utilization of issue proceeds and

matters related thereto, as it may in its sole and

absolute discretion deem fit without being required

to seek further permissions, consents or approvals of

 members or otherwise to the end and intent that

members shall be deemed to have given their approval

thereto expressly by the authority of this

PROPOSAL #CONTD: CONTD. the Board be and is hereby            ISSUER             NO              N/A                  N/A

authorised to finalise and approve the preliminary as

 well as the final placement document, if required,

for the proposed issue of the Securities and to

authorise any director(s) and / or officer(s) of the

Company to sign the above documents for and on behalf

 of the Company together with the authority to amend,

 vary or modify the same as such authorised person(s)

 may consider necessary, desirable or expedient and

for the purpose aforesaid, to give such declarations,

 affidavits, certificates, consents and/or

authorities as may, in the opinion of such authorised

 person(s), be required from time to time, and to

arrange for the submission of the preliminary and

final placement document, and any amendments and

supplements thereto, with any applicable government

and/or regulatory/statutory authorities, institutions

 or bodies, as may be required; for the purpose of

giving effect to the above, the Board be and is

hereby authorised to do all such acts, deeds, matters

 and things as it may, in its sole and absolute

discretion deem necessary or desirable, for such

purpose, including but not limited to entering into

arrangements for appointment of agents such as

Merchant banker(s), custodian(s) and/or such other

advisor(s), to issue any offer Document(s), including

 but not limited to placement document, and to sign

all agreements, deeds, documents and writings and to

pay any fees, commissions, remuneration, expenses

relating thereto and with power to settle all

questions, disputes, difficulties or doubts that may

arise in regard to such issue(s) or allotment(s),

including providing any and all clarifications that

may be required by the Appropriate Authorities and/or

 making any modifications to this Special Resolution

for meeting the requirements of the Appropriate

Authorities; the Board be and is hereby authorised to

 delegate to the extent permitted by law, all or any

of the powers herein conferred to any Committee of

Directors or the Managing Director or any Wholetime

Director or any other Officer or Officers of the

Company to give effect to the aforesaid resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ING GROEP N V

  TICKER:                  N/A                 CUSIP:   N4578E413

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                  ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Report of the Executive Board for 2009        ISSUER             NO              N/A                  N/A

PROPOSAL #2.B: Report of the Supervisory Board for            ISSUER             NO              N/A                  N/A

2009

PROPOSAL #2.C: Annual Accounts for 2009                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Profit retention and distribution policy      ISSUER             NO              N/A                  N/A

PROPOSAL #4.A: Remuneration report                                         ISSUER             NO              N/A                  N/A

PROPOSAL #4.B: Remuneration policy                                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Corporate governance                                         ISSUER             NO              N/A                  N/A

PROPOSAL #5.A: Executive Board Profile                                  ISSUER             NO              N/A                  N/A

PROPOSAL #5.B: Supervisory Board Profile                              ISSUER             NO              N/A                  N/A

PROPOSAL #5.C: ING's implementation of the revised            ISSUER            YES         AGAINST           AGAINST

Dutch Corporate Governance Code

PROPOSAL #5.D: Position ING Trust Office                              ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Corporate responsibility                                  ISSUER             NO              N/A                  N/A

PROPOSAL #7.A: Discharge of the members of the                   ISSUER            YES             FOR                  FOR

Executive Board in respect of the duties performed

during the year 2009

PROPOSAL #7.B: Discharge of the members of the                   ISSUER            YES             FOR                  FOR

Supervisory Board in respect of the duties performed

during the year 2009

PROPOSAL #8.: Composition of the Supervisory Board:          ISSUER            YES             FOR                  FOR

Reappointment of Piet Klaver

PROPOSAL #9.A: Authorisation to issue ordinary shares        ISSUER            YES             FOR                  FOR

 with or without pre-emptive rights

PROPOSAL #9.B: Authorisation to issue ordinary shares        ISSUER            YES             FOR                  FOR

 with or without pre-emptive rights in connection

with a takeover of a business or a company

PROPOSAL #10.A: Authorisation to acquire ordinary              ISSUER            YES             FOR                  FOR

shares or depositary receipts for ordinary shares in

the Company's own capital

PROPOSAL #10.B: Authorisation to acquire ordinary              ISSUER            YES             FOR                  FOR

shares or depositary receipts for ordinary shares in

the Company's own capital in connection with a major

capital restructuring

PROPOSAL #11.: Any other business and conclusion                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ING GROEP NV

  TICKER:                  N/A                 CUSIP:   N4578E413

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening remarks and announcements                  ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Strategy                                                            ISSUER             NO              N/A                  N/A

PROPOSAL #2.B: Approval of a resolution of the                   ISSUER            YES             FOR                  FOR

Executive Board regarding an important change of the

identity or the character of the Company or the

enterprise.

PROPOSAL #3.: Authorization to issue ordinary shares         ISSUER            YES             FOR                  FOR

and to exclude the pre-emptive rights: it is proposed

 to appoint the Executive Board as the corporate body

 authorized, upon approval of the Supervisory Board,

to adopt a resolution to issue, within the limits set

 by the authorized share capital, such number of

ordinary shares as will be needed to raise an amount

of up to seven billion five hundred million euros

[EUR 7,500,000,000] and to exclude applicable pre-

emptive rights. The maximum shares forming part of

the authorized share capital as it currently exists,

taking into account any authorizations already in

force. Pursuant to this authorization ordinary shares

 may be issued without pre-emption rights of existing

 shareholders. However, holders of existing ordinary

shares, other than Stichting ING Aandelen [ING Trust

Office], and holders of existing bearer depositary

receipts will be granted similar rights to subscribe

for depositary receipts for ordinary shares

exercisable subject to applicable securities laws and

 regulations. This authorization applies to the

period ending on 27 OCT 2010 and does not supersede

the authorization granted by the General Meeting of

27 APR 2009. The latter authorization shall therefore

 continue in full effect, insofar unused.

PROPOSAL #4.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INGERSOLL-RAND PLC

  TICKER:                  IR                   CUSIP:   G47791101

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: A.C. BERZIN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: J. BRUTON                      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: J.L. COHON                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: G.D. FORSEE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: P.C. GODSOE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: E.E. HAGENLOCKER         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: C.J. HORNER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: M.W. LAMACH                  ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: T.E. MARTIN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: O.R. SMITH                    ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: R.J. SWIFT                    ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: T.L. WHITE                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AN ADVISORY PROPOSAL                   ISSUER            YES             FOR                  FOR

RELATING TO THE COMPANY'S EXECUTIVE PAY-FOR-

PERFORMANCE COMPENSATION POLICIES.

PROPOSAL #03: APPOINTMENT OF INDEPENDENT AUDITORS AND        ISSUER            YES             FOR                  FOR

 AUTHORIZATION OF AUDIT COMMITTEE OF THE BOARD TO FIX

 THE AUDITORS' REMUNERATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INMARSAT PLC

  TICKER:                  N/A                 CUSIP:   G4807U103

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Directors and         ISSUER            YES         AGAINST           AGAINST

the accounts of the Company for the YE 31 DEC 2009

the 'Company's report and accounts 2009' ,

incorporating the Auditors' report on those accounts

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report contained in the Company's Report and Accounts

 2009

PROPOSAL #3: Re-appointment of the Deloitte LLP as            ISSUER            YES         AGAINST           AGAINST

the Auditors from the conclusion of this meeting as

the Auditors of the Company to hold office until the

conclusion of the next general meeting of the Company

 at which accounts are laid before the members

PROPOSAL #4: Approve to determine the remuneration of        ISSUER            YES         AGAINST           AGAINST

 the Auditors of the Company

PROPOSAL #5: Appointment of Mrs. Janice Obuchowski as        ISSUER            YES             FOR                  FOR

 an Independent, Non-Executive

PROPOSAL #6: Re-appoint Sir Bryan Carsberg as an                ISSUER            YES         AGAINST           AGAINST

independent, Non-Executive Director of the Company

PROPOSAL #7: Re-appoint Stephen Davidson as an                   ISSUER            YES         AGAINST           AGAINST

Independent, Non-Executive Director of the Company

PROPOSAL #8: Re-appoint John Rennocks as an                        ISSUER            YES         AGAINST           AGAINST

Independent, Non-Executive Director of the Company

PROPOSAL #9: Authorize the Company and those                       ISSUER            YES             FOR                  FOR

Companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect, for the purposes of Section 366 of the

Companies Act 2006  the '2006 Act' , whichever is the

 earlier: to make political donations to political

parties, and/or independent election candidates; to

make political donations to political organizations

other than political parties; and to incur political

expenditure, up to an aggregate amount of GBP

200,000, and the total amount authorised under each

of paragraphs  A  to  C  shall be limited to

GBP100,000, CONTD.

PROPOSAL #S.10: Approve the general meeting other              ISSUER            YES             FOR                  FOR

than an Annual General Meeting may be called on not

less than 14 clear days' notice

PROPOSAL #S.11: Amend, with effect from the end of            ISSUER            YES             FOR                  FOR

the AGM the Articles of Association of the Company by

 deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 of the 2006 Act, are treated as provisions of the

 Company's Articles of Association; and  B  adopt the

 Articles of Association produced to the meeting and

initialed by the Chairman of the meeting for the

purposes of identification as the new Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

PROPOSAL #12: Authorize the Directors, to allot                 ISSUER            YES             FOR                  FOR

shares in substitution for all existing authorities,

in accordance with Section 551 of the 2006 Act to

exercise all the powers of the Company to allot:

shares  as specified in Section 540 of the 2006 Act

in the Company or grant rights to subscribe for or to

 convert any security into shares in the Company or

grant rights to subscribe for or to convert any

security into shares in the Company up to an

aggregate nominal amount of EUR 76,500; and equity

securities  as defined in Section 560 of the 2006 Act

  up to an aggregate nominal amount of EUR 153,000

such amount to be reduced by the aggregate nominal

amount of shares allotted or rights to subscribe for

or to convert any security into shares in the Company

 under Paragraph  A  of this Resolution 12  CONTD.

PROPOSAL #S.13: Authorize the Directors, in                        ISSUER            YES             FOR                  FOR

substitution for all existing powers and subject to

the passing of Resolution 12, the Directors be

generally empowered pursuant to Section 570 of the

2006 Act to allot equity securities  as specified in

Section 560 of the 2006 Act  for cash pursuant to the

 authority granted by Resolution 12 and/or where the

allotment constitutes an allotment of equity

securities by virtue of Section 560 3  of the 2006

Act, in each case free of the restriction in Section

561 of the 2006 Act, such power to be limited: to the

 allotment of equity securities in connection with an

 offer of equity securities  but in the case of an

allotment pursuant to the authority granted by

Paragraph  B  of Resolution 12, CONTD

PROPOSAL #S.14: Authorize the Company, to make one or        ISSUER            YES             FOR                  FOR

 more market purchases  as specified in Section 693 4

  of the 2006 Act  of up to 43.72 million ordinary

shares of 9.5% of the Company's issued ordinary share

 capital at a minimum price of EUR 0.0005 and up to

105% of the average middle market quotations for such

 shares derived from the London Stock Exchange Daily

Official List, over the previous 5 business days; the

 price of the last independent trade; and the highest

 current independent bid on the trading venues where

the purchase is carried out;  Authority expires the

earlier of the conclusion of the next AGM of the

Company in 2011 or 30 JUN 2011 ; and the Company,

before the expiry, may make a contract to purchase

ordinary shares which will or may be executed wholly

or partly after such expiry

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD

  TICKER:                  N/A                 CUSIP:   Y40841119

  MEETING DATE:      7/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the loan guarantee for the                ISSUER            YES             FOR                  FOR

Company's subsidiary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD

  TICKER:                  N/A                 CUSIP:   Y40841119

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the Company's Articles of                     ISSUER            YES             FOR                  FOR

Association

PROPOSAL #2.: Approve the guarantee for the financing        ISSUER            YES             FOR                  FOR

 lease of the Company's subsidiary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD

  TICKER:                  N/A                 CUSIP:   Y40841119

  MEETING DATE:      10/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the Audit Firm                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the demolition and overall                ISSUER            YES             FOR                  FOR

relocation of a Plant

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD

  TICKER:                  N/A                 CUSIP:   Y40841119

  MEETING DATE:      12/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a guarantee for a Company                  ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD

  TICKER:                  N/A                 CUSIP:   Y40841119

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the guarantee for the Company's        ISSUER            YES         ABSTAIN           AGAINST

 subsidiary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD

  TICKER:                  N/A                 CUSIP:   Y40841119

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Receive the 2009 financial work report           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan as follows;1) cash dividend/10 shares(tax

included):CNY1.0000; 2) bonus issue from

profit(share/10 shares):none; 3) bonus issue from

capital reserve (share/10 shares):none

PROPOSAL #5: Approve the adjustment to Partial                   ISSUER            YES             FOR                  FOR

Directors and confirmation of their remuneration

PROPOSAL #6: Approve the adjustment to the members of        ISSUER            YES             FOR                  FOR

 the Company's Audit Committee

PROPOSAL #7: Approve the adjustment to the                          ISSUER            YES             FOR                  FOR

remuneration for Partial Supervisors

PROPOSAL #8: Approve the 2009 connected transactions         ISSUER            YES             FOR                  FOR

related to routine operation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA ERDOS CASHMERE PRODUCTS CO LTD

  TICKER:                  N/A                 CUSIP:   Y40841119

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the capital increase in a                 ISSUER            YES         AGAINST           AGAINST

Company

PROPOSAL #2.: Approve the lease of Power Group of a          ISSUER            YES             FOR                  FOR

Company

PROPOSAL #3.: Approve an external loan guarantee                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA YITAI COAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y40848106

  MEETING DATE:      8/12/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect the Independent Directors                ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint the 2009 Audit firm                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Loan guarantee for A Company      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the Loan guarantee for another         ISSUER            YES             FOR                  FOR

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA YITAI COAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y40848106

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #4: Approve the profit distribution plan 1          ISSUER            YES             FOR                  FOR

cash dividend/10shares  tax included : CNY 10. 0000;

2  bonus issue from profit  share/10 shares : 10.00;

3  bonus issue from capital reserve   share/10 shares

 : none

PROPOSAL #5: Approve to confirm the discrepancy                 ISSUER            YES             FOR                  FOR

between actual 2009 continuing connected transactions

 and estimated amount and estimated 2010 continuing

connected transactions

PROPOSAL #6: Approve the loan guarantee for                        ISSUER            YES             FOR                  FOR

controlled subsidiary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNER MONGOLIA YITAI COAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y40848106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the issuance of H shares and the        ISSUER            YES             FOR                  FOR

 listing

PROPOSAL #2: Authorize the Board and the authorized          ISSUER            YES             FOR                  FOR

person to handle matters in relation to issuance and

listing of H shares

PROPOSAL #3: Approve the use Plan of funds to be                ISSUER            YES             FOR                  FOR

raised from issuance of H shares

PROPOSAL #4: Approve the conditional assets transfer         ISSUER            YES             FOR                  FOR

agreement and other connected transaction agreements

to be signed with related/connected parties

PROPOSAL #5: Approve the agreement on avoidance of            ISSUER            YES             FOR                  FOR

horizontal competition to be signed with two Company's

PROPOSAL #6: Approve the valid period for resolution         ISSUER            YES             FOR                  FOR

regarding issuance and listing of H shares

PROPOSAL #7: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #8: Approve the Distribution Plan of                     ISSUER            YES             FOR                  FOR

retained earning before issuance of H shares

PROPOSAL #9: Approve the Executive Director service          ISSUER            YES         AGAINST           AGAINST

contract, Non-Executive Director service contract,

Independent Non-Executive Director service contract

and supervisor service contract to be signed with

Directors and supervisors

PROPOSAL #10: Approve the loan guarantee for a                   ISSUER            YES             FOR                  FOR

controlled subsidiary and change in loan guarantee

matters concerning the said controlled subsidiary

PROPOSAL #11: Approve the change in loan guarantee            ISSUER            YES             FOR                  FOR

matters in relation to a controlled subsidiary

PROPOSAL #12: Approve the change in loan guarantee            ISSUER            YES             FOR                  FOR

matters relating to another controlled subsidiary

PROPOSAL #13: Appointment of audit firm                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INNOLUX DISPLAY CORP

  TICKER:                  N/A                 CUSIP:   Y4083P109

  MEETING DATE:      1/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger with Top Displays            ISSUER            YES             FOR                  FOR

Corp / TW0003195004 and Chi Mei / TW0003009007

PROPOSAL #2.: Approve the proposal of new shares                ISSUER            YES             FOR                  FOR

issuance of merger

PROPOSAL #3.: Approve the revision to the Articles of        ISSUER            YES             FOR                  FOR

 Incorporation

PROPOSAL #4.: Extraordinary motions                                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INOTERA MEMORIES INC

  TICKER:                  N/A                 CUSIP:   Y4084K109

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To change the representative of                   ISSUER             NO              N/A                  N/A

Director

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the rules of          ISSUER            YES             FOR                  FOR

shareholder meeting

PROPOSAL #B.6: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on directors from participation in

competitive business

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INPEX CORPORATION

  TICKER:                  N/A                 CUSIP:   J2467E101

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INSURANCE AUSTRALIA GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q49361100

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Yasmin Allen as a Director,            ISSUER            YES             FOR                  FOR

who retires by  rotation in accordance with the

Company's Constitution

PROPOSAL #2.: Re-elect Phillip Colebatch as a                     ISSUER            YES             FOR                  FOR

Director, who retires by  rotation in accordance with

 the Company's Constitution

PROPOSAL #3.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 7.4, to issue shares by IAG as specified

PROPOSAL #4.: Adopt the Company's remuneration report        ISSUER            YES             FOR                  FOR

 for the FYE 30 JUN 2009

PROPOSAL #5.: Approve to allocate: a) Deferred Award         ISSUER            YES             FOR                  FOR

Rights and b) Executive Performance Rights to Mr.

Wilkins, the Managing Director and Chief Executive

Officer of the Company for the FYE 30 JUN 2010, 2011

and 2012 as specified and in accordance with the

Deferred Award Rights terms and Executive Performance

 Rights terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTEL CORPORATION

  TICKER:                  INTC               CUSIP:   458140100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CHARLENE                       ISSUER            YES             FOR                  FOR

BARSHEFSKY

PROPOSAL #1B: ELECTION OF DIRECTOR: SUSAN L. DECKER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN J. DONAHOE           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: REED E. HUNDT               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: PAUL S. OTELLINI         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES D. PLUMMER         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID S. POTTRUCK        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JANE E. SHAW                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: FRANK D. YEARY             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: DAVID B. YOFFIE           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE CURRENT YEAR

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERCONTINENTAL HOTELS GROUP PLC, WINDSOR

  TICKER:                  N/A                 CUSIP:   G4804L122

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial                       ISSUER            YES             FOR                  FOR

statements for the YE 31 DEC 2009, together with the

reports of the Directors and the Auditors

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend on the ordinary        ISSUER            YES             FOR                  FOR

 shares of 13 29/47p each in the capital of the

Company  'ordinary shares'

PROPOSAL #4.a: Election of Graham Allan as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #4.b: Re-elect Ralph Kugler as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #4.c: Re-elect David Webster as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5: Reappointment of Ernst & Young LLP as            ISSUER            YES             FOR                  FOR

the Auditors of the Company to hold office until the

conclusion of the next general meeting at which

accounts are to be laid before the Company

PROPOSAL #6: Authorize the Audit Committee of the              ISSUER            YES             FOR                  FOR

Board to agree the Auditors' remuneration

PROPOSAL #7: Authorize the Company, and those                     ISSUER            YES             FOR                  FOR

companies which are subsidiaries of the Company at

any time during the period for which this resolution

has effect, for the purposes of Part 14 of the

Companies Act 2006, during the period from the date

of the passing of this resolution to the date upon

which the Company's AGM in 2011 concludes or on 01

JUL 2011, whichever is the earlier: (a) to make

political donations to political parties, and/or

Independent election candidates; (b) to make

political donations to political organizations other

than political parties; and (c) to incur political

expenditure, provided that the aggregate amount of

any such donations and expenditure shall not exceed

GBP 100,000; CONTD

PROPOSAL #CONTD: all existing authorizations and                ISSUER             NO              N/A                  N/A

approvals relating to political donations or

expenditure are hereby revoked without prejudice to

any donation made or expenditure incurred prior to

the date hereof pursuant to such authorization or

approval; and words and expressions defined for the

purpose of the 2006 Act shall have the same meaning

in this Resolution

PROPOSAL #8: Authorize the Directors, pursuant to,            ISSUER            YES             FOR                  FOR

and in accordance with, Section 551 of the 2006 Act,

to allot shares in the Company or to grant rights to

subscribe for, or to convert any security into,

shares in the Company: up to an aggregate nominal

amount of GBP 13,062,142; and comprising equity

securities, as defined in Section 560 of the 2006

Act, up to a nominal amount of GBP 26,124,286

including within such limit any shares issued or

rights granted under Paragraph above  in connection

with an offer by way of a rights issue: to holders of

 ordinary shares in proportion  as nearly as may be

practicable to their existing holdings; and to

holders of other equity securities as required by the

 rights of those securities or, if the Directors

consider it necessary, as permitted by the rights of

PROPOSAL #CONTD: and so that the Directors may impose        ISSUER             NO              N/A                  N/A

 any limits or restrictions and make any arrangements

 which they consider necessary or appropriate to deal

 with treasury shares, fractional entitlements,

record dates, legal, regulatory or practical problems

 under the laws of, or the requirements of any

recognized regulatory body or any stock exchange in,

any territory or any other matter whatsoever;

Authority shall hereby take effect from the date of

the passing of this resolution to the date upon which

 the Company's AGM in 2011 concludes or on 01 JUL

2011 , whichever is the earlier, provided that, in

each case, the Company may, before this authority

expires, make offers and enter into agreements which

would, or might, require shares in the Company to be

allotted or rights to subscribe for or convert any

security into shares to be granted after this

authority expires and CONTD

PROPOSAL #CONTD: the Directors may allot shares in            ISSUER             NO              N/A                  N/A

the Company or grant rights under any such offer or

agreement as if this authority had not expired;

subject to paragraph below, all existing authorities

given to the Directors pursuant to Section 80 of the

Companies Act 1985 by way of the ordinary resolution

of the Company passed on Friday, 29 MAY 2009 be

revoked by this resolution; and paragraph above shall

 be without prejudice to the continuing authority of

the Directors to allot shares or grant rights to

subscribe for, or convert any security into, shares

pursuant to an offer or agreement made by the Company

 before the expiry of the authority pursuant to which

 such offer or agreement was made

PROPOSAL #S.9: Authorize the Directors, to the                   ISSUER            YES             FOR                  FOR

passing of Resolution 8 above, and in place of the

power given to them pursuant to the special

resolution of the Company passed on Friday, 29 MAY

2009, pursuant to Sections 570 and 573 of the 2006

Act to allot equity securities  Section 560 of the

2006 Act  for cash pursuant to the authority given by

 Resolution 8 as if Section 561 of the 2006 Act did

not apply to the allotment, but this power shall be

limited: i to the allotment of equity securities in

connection with an offer of equity securities  but in

 the case of the authority granted under Resolution

8i(b), by way of a rights issue only  to or in favour

 of: (a) holders of ordinary shares in proportion  as

 nearly as may be practicable  to their existing

holdings; and (b) holders of other equity securities,

 if this is required by the rights of those

PROPOSAL #CONTD: if the Directors consider it                     ISSUER             NO              N/A                  N/A

necessary, as permitted by the rights of those

securities; and so that the Directors may impose any

limits or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems under

 the laws of, or the requirements of any recognized

regulatory body or any stock exchange in, any

territory or any other matter whatsoever; and in the

case of the authority granted under Resolution, to

the allotment  otherwise than under paragraph above

of equity securities up to an aggregate nominal

amount of GBP 1,959,321;  Authority shall hereby take

 effect from the date of the passing of this

resolution to the date upon which the Company's AGM

in 2011 concludes or on 01 JUL 2011 , CONTD

PROPOSAL #CONTD: whichever is the earlier, provided          ISSUER             NO              N/A                  N/A

that before this authority expires the Company may

make offers, and enter into agreements, which would,

or might, require equity securities to be allotted

after this authority expires and the Directors may

allot equity securities under any such offer or

agreement as if this authority had not expired this

power applies in relation to a sale of shares which

is an allotment of equity securities by virtue of

Section 560(3) of the 2006 Act as if in the first

Paragraph of this resolution the words pursuant to

the authority given by Resolution 8 were omitted

PROPOSAL #S.10: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases  Section 693 of the 2006 Act for the

purpose of Section 701 of the 2006 Act of ordinary

shares provided that: the maximum aggregate number of

 ordinary shares hereby authorized to be purchased is

 28,777,533; the minimum price which may be paid for

each ordinary share is 13 29/47p per share; the

maximum price which may be paid for a share is an

amount equal to the higher of (a) 105% of the average

 of the closing price of the Company's ordinary

shares as derived from the London Stock Exchange

Daily Official List for the 5 business days

immediately preceding the day on which such share is

contracted to be purchased; or CONTD

PROPOSAL #CONTD: (b) the higher of the price of the          ISSUER             NO              N/A                  N/A

last independent trade of any ordinary share and the

highest current bid for an ordinary share as

stipulated by Article 5(1) of Commission Regulation

(EC) 22 DEC 2003 implementing the Market Abuse

Directive as regards exemptions for buyback

programmes and stabilization of financial instruments

  No. 2273/2003 ; and  Authority expires on the date

upon which the Company's AGM in 2011 concludes or on

01 JUL 2011 , whichever is the earlier  except in

relation to the purchase of ordinary shares the

contract for which was concluded before such date and

 which is executed wholly or partly after such date ,

 unless such authority is renewed prior to such time

PROPOSAL #S.11: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company, produced to the Meeting as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.12: Approve the general Meeting, other            ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

days' notice during the period from the date of the

passing of this resolution to such  Authority expires

 on the date upon which the Company's AGM in 2011

concludes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERCONTINENTALEXCHANGE, INC.

  TICKER:                  ICE                 CUSIP:   45865V100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHARLES R. CRISP                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEAN-MARC FORNERI                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRED W. HATFIELD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TERRENCE F. MARTELL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SIR CALLUM MCCARTHY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SIR ROBERT REID                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERIC V. SALERNO                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY C. SPRECHER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JUDITH A. SPRIESER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VINCENT TESE                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERNATIONAL BUSINESS MACHINES CORP.

  TICKER:                  IBM                 CUSIP:   459200101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: A.J.P. BELDA                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: C. BLACK                       ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: W.R. BRODY                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: K.I. CHENAULT               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: M.L. ESKEW                    ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: S.A. JACKSON                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: A.N. LIVERIS                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: W.J. MCNERNEY, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: T. NISHIMURO                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J.W. OWENS                    ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: S.J. PALMISANO             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: J.E. SPERO                    ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: S. TAUREL                      ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: L.H. ZAMBRANO               ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: STOCKHOLDER PROPOSAL ON EXECUTIVE             SHAREHOLDER        YES         AGAINST               FOR

COMPENSATION ANNUAL INCENTIVE PAYOUT

PROPOSAL #04: STOCKHOLDER PROPOSAL ON CUMULATIVE           SHAREHOLDER        YES         AGAINST               FOR

VOTING

PROPOSAL #05: STOCKHOLDER PROPOSAL ON NEW THRESHOLD      SHAREHOLDER        YES         AGAINST               FOR

FOR CALLING SPECIAL MEETINGS

PROPOSAL #06: STOCKHOLDER PROPOSAL ON ADVISORY VOTE      SHAREHOLDER        YES         AGAINST               FOR

ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERNATIONAL FLAVORS & FRAGRANCES INC.

  TICKER:                  IFF                 CUSIP:   459506101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARGARET HAYES            ISSUER            YES             FOR                  FOR

ADAME

PROPOSAL #1B: ELECTION OF DIRECTOR: MARCELLO BOTTOLI         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LINDA B. BUCK               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. MICHAEL COOK           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROGER W.                       ISSUER            YES             FOR                  FOR

FERGUSON, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: PETER A. GEORGESCU      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ALEXANDRA A.                ISSUER            YES             FOR                  FOR

HERZAN

PROPOSAL #1H: ELECTION OF DIRECTOR: HENRY W. HOWELL,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: KATHERINE M.                ISSUER            YES             FOR                  FOR

HUDSON

PROPOSAL #1J: ELECTION OF DIRECTOR: ARTHUR C. MARTINEZ      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DOUGLAS D. TOUGH         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: TO APPROVE THE 2010 STOCK AWARD AND              ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERNATIONAL GAME TECHNOLOGY

  TICKER:                  IGT                 CUSIP:   459902102

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE A STOCK OPTION EXCHANGE                ISSUER            YES             FOR                  FOR

PROGRAM FOR ELIGIBLE EMPLOYEES AS DESCRIBED IN IGT'S

PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERNATIONAL GAME TECHNOLOGY

  TICKER:                  IGT                 CUSIP:   459902102

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PAGET L. ALVES                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATTI S. HART                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A. MATHEWSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS J. MATTHEWS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. MILLER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERICK B. RENTSCHLER                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID E. ROBERSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP G. SATRE                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS IGT'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING SEPTEMBER 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERNATIONAL PAPER COMPANY

  TICKER:                  IP                   CUSIP:   460146103

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID J. BRONCZEK        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LYNN LAVERTY                ISSUER            YES             FOR                  FOR

ELSENHANS

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN V. FARACI             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: STACEY J. MOBLEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN L. TOWNSEND,        ISSUER            YES             FOR                  FOR

 III

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM G. WALTER        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: J. STEVEN WHISLER        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: AMEND ARTICLE I OF THE COMPANY'S BY-             ISSUER            YES             FOR                  FOR

LAWS REGARDING SPECIAL SHAREOWNERS MEETINGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERNATIONAL POWER PLC

  TICKER:                  N/A                 CUSIP:   G4890M109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Accounts for the FYE 31 DEC         ISSUER            YES             FOR                  FOR

2009 and the report of the Directors, the Directors'

remuneration report and the report of the Auditors on

 the Accounts and on the auditable part of the

Directors' remuneration report

PROPOSAL #2: Appoint David Weston as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint Sir Neville Simms as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #4: Re-appoint Tony Concannon as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-appoint Bruce Levy as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appoint Tony Isaac as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Struan Robertson as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8: Approve to declare a final dividend of          ISSUER            YES             FOR                  FOR

8.28 pence per ordinary share in respect of the FYE

31 December 2009

PROPOSAL #9: Re-appoint KPMG Audit Plc as auditors of        ISSUER            YES             FOR                  FOR

 the Company to hold office from the conclusion of

the AGM to the conclusion of the next general meeting

 at which accounts are laid before the Company and to

 authorise the Directors to set their remuneration

PROPOSAL #10: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 31 December 2009

PROPOSAL #11: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

in accordance with Section 551 of the Companies Act

2006  the Act  to:  A  allot shares  as defined in

Section 540 of the Act  in the Company or grant

rights to subscribe for or to convert any security

into shares in the Company up to an aggregate nominal

 amount of GBP 253,749,642; and  B  allot equity

securities  as defined in Section 560 of the Act  up

to an aggregate nominal amount of GBP 507,499,284

such amount to be reduced by the aggregate nominal

amount of shares allotted or rights to subscribe for

or to convert any security into shares in the Company

 granted under paragraph  A  of this Resolution 11

in connection with an offer by way of a rights issue:

  i  to ordinary shareholders in proportion  as

nearly as may be practicable  to their existing

holdings; and  ii  to CONTD.

PROPOSAL #CONT: CONTD. holders of other equity                   ISSUER             NO              N/A                  N/A

securities  as defined in Section 560 1  of the Act

as required by the rights of those securities or,

subject to such rights, as the Directors otherwise

consider necessary, and so that the Directors may

impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter; Authority expires at

the end of the Company's AGM after this Resolution is

 passed or, if earlier, until the close of business

on 30 JUN 2011  but, in each case, so that the

Company may make offers and enter into agreements

before the authority expires which would, or might,

require shares to be allotted or CONTD.

PROPOSAL #CONT: rights to subscribe for or to convert        ISSUER             NO              N/A                  N/A

 any security into shares to be granted after the

authority expires and the Directors may allot shares

or grant such rights under any such offer or

agreement as if the authority had not expired

PROPOSAL #S.12: Authorize the Directors pursuant to          ISSUER            YES             FOR                  FOR

Section 570 of the Act to allot equity securities  as

 defined in Section 560 of the Act  for cash pursuant

 to the authority granted by resolution 11 and/or

where the allotment constitutes an allotment of

equity securities by virtue of Section 560 3  of the

Act, in each case free of the restriction in Section

561 of the Act, such power to be limited:  A  to the

allotment of equity securities in connection with an

offer of equity securities  but in the case of an

allotment pursuant to the authority granted by

paragraph  B  of Resolution 11, such power shall be

limited to the allotment of equity securities in

connection with an offer by way of a rights issue

only :  i  to ordinary shareholders in proportion  as

 nearly as may be practicable  to their existing

holdings; and  ii  to CONTD.

PROPOSAL #CONT: CONTD. holders of other equity                   ISSUER             NO              N/A                  N/A

securities  as defined in Section 560 1  of the Act ,

 as required by the rights of those securities or,

subject to such rights, as the Directors otherwise

consider necessary, and so that the Directors may

impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter; and  B to the

allotment of equity securities pursuant to the

authority granted by paragraph  A  of Resolution 11

and/or an allotment which constitutes an allotment of

 equity securities by virtue of Section 560 3  of the

 Act  in each case otherwise than in the

circumstances set out in paragraph  A  of this CONTD.

PROPOSAL #CONT: CONTD. Resolution 12  up to a nominal        ISSUER             NO              N/A                  N/A

 amount of GBP 38,062,446 calculated, in the case of

equity securities which are rights to subscribe for,

or to convert securities into, Ordinary Shares  as

defined in Section 560 1  of the Act  by reference to

 the aggregate nominal amount of relevant shares

which may be allotted pursuant to such rights;

Authority expires at the end of the Company's next

AGM after this Resolution is passed or, if earlier,

until the close of business on 30 JUN 2011  but so

that the Company may make offers and enter into

agreements before the power expires which would, or

might, require equity securities to be allotted after

 the power expires and the Directors may allot equity

 securities under any such offer or agreement as if

the power had not expired

PROPOSAL #S.13: Authorize the Company to make one or         ISSUER            YES             FOR                  FOR

more market purchases  within the meaning of Section

693 4  of the Act  of ordinary Shares provided that:

 A the maximum aggregate number of ordinary Shares to

 be purchased is 152,249,785 representing

approximately 10% of the issued share capital as at

10 MAR 2010;  B  the minimum price which may be paid

for an Ordinary Share is 50 pence per share which

amount shall be exclusive of expenses; and  C  the

maximum price which may be paid for an Ordinary Share

 is an amount  exclusive of expenses  equal to 105%

of the average of the middle market quotations for an

 Ordinary Share as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which the

Ordinary Share is purchased; Authority expire at the

PROPOSAL #CONT: CONTD. of the AGM of the Company to          ISSUER             NO              N/A                  N/A

be held in 2011 or on 30 JUN 2011, whichever is the

earlier; unless such authority is renewed prior to

such time. Under the authority hereby conferred, the

Company may, before the expiry of such authority,

conclude contracts to purchase Ordinary Shares which

will or may be completed wholly or partly after the

expiry of such authority, and may make purchases of

Ordinary Shares in pursuance of any such contracts as

 if the authority hereby conferred had not expired

PROPOSAL #S.14: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #S.15: Amend  A  the Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company by deleting all the provisions of the

 Company's Memorandum of Association which, by virtue

 of Section 28 of the Act, are to be treated as

provisions of the Company's Articles of Association;

and  B  the Articles of Association set out in the

document produced to the meeting and initialled by

the Chairman for the purposes of identification be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, the

existing Articles of Association

PROPOSAL #16: Authorize the Directors,  A  the                   ISSUER            YES             FOR                  FOR

International Power plc 2010 UK Sharesave Plan  UK

SAYE Plan  and the International Power plc 2010

Global Sharesave Plan  Global SAYE Plan , the main

features of which are summarised in the Explanatory

Notes on pages 10 to 12 of this Notice of the 2010

AGM and copies of the rules of which have been

produced to the meeting and initialled by the

Chairman for the purposes of identification, to do

all acts and things as they may consider necessary or

 desirable to carry the same into effect and to make

such changes as they consider appropriate for that

purpose; and to establish future share plans for the

benefit of employees overseas based on the above

plans, modified to the extent necessary or desirable

to take account of CONTD.

PROPOSAL #CONT: CONTD. overseas tax, securities and          ISSUER             NO              N/A                  N/A

exchange control laws and regulations, provided that

such plans must operate within the limits on

individual or overall participation summarised in the

 Explanatory Notes on pages 10 to 12 of this Notice

of the 2010 AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTERPUBLIC GROUP OF COMPANIES, INC.

  TICKER:                  IPG                 CUSIP:   460690100

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: REGINALD K. BRACK        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOCELYN CARTER-           ISSUER            YES             FOR                  FOR

MILLER

PROPOSAL #1C: ELECTION OF DIRECTOR: JILL M. CONSIDINE        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RICHARD A.                   ISSUER            YES             FOR                  FOR

GOLDSTEIN

PROPOSAL #1E: ELECTION OF DIRECTOR: MARY J. STEELE            ISSUER            YES             FOR                  FOR

GUILFOILE

PROPOSAL #1F: ELECTION OF DIRECTOR: H. JOHN GREENIAUS        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM T. KERR           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MICHAEL I. ROTH           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID M. THOMAS           ISSUER            YES             FOR                  FOR

PROPOSAL #02: CONFIRM THE APPOINTMENT OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010

PROPOSAL #03: SHAREHOLDER PROPOSAL ON SPECIAL                 SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER MEETINGS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTESA SANPAOLO SPA, TORINO

  TICKER:                  N/A                 CUSIP:   T55067101

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Proposal for allocation of net income          ISSUER             NO              N/A                  N/A

for FYE 31 DEC 2009 and for dividend distribution.

PROPOSAL #2.: Determination of the number of                       ISSUER             NO              N/A                  N/A

Supervisory Board Members for financial years

2010/2011/2012.

PROPOSAL #3.1: List presented by Compagnia Sanpaolo          ISSUER             NO              N/A                  N/A

and Fondazione Cariplo  16 candidates  current

Chairman, 7 current members and 8 new candidates.  To

 view the complete list of candidates please copy and

 paste the below link into you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58351.PDF

PROPOSAL #3.2: List presented by Fondazione Cassa di         ISSUER             NO              N/A                  N/A

Risparmio Padova e Rovigo, Ente Cassa di Risparmio di

 Firenze and Fondazione Cassa di Risparmio in Bologna

 9 candidates 3 current members and 6 new candidates.

  To view the complete list of candidates please copy

 and paste the below link into you internet browser:

 https://materials.proxyvote.com/Approved/99999Z/1984

0101/INFST_58352.PDF

PROPOSAL #3.3: List presented by Assicurazioni                   ISSUER             NO              N/A                  N/A

Generali S.p.A.  2 candidates 1 current member and 1

new candidate.  To view the complete list of

candidates please copy and paste the below link into

you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58353.PDF

PROPOSAL #3.4: List Presented by Aletti Gestielle              ISSUER             NO              N/A                  N/A

S.G.R. S.p.A., Allianz Global Investors Italia SgrpA,

 Arca S.G.R. S.p.A., BNP Asset Management SGR S.p.A.,

 Kairos Partners SGR S.p.A., Kairos International

Sicav, Mediolanum Gestione Fondi SGRpA, Challenge

Funds, Pioneer Investment Management SGRpA, Pioneer

Asset Management SA, Prima SGR S.p.A., Stichting

Depositary APG Developed Markets Equity Pool and

UBIPramerica Sgr S.p.A.  2 candidates 1 current

member and 1 new candidate. To view the complete list

 of candidates please copy and paste the below link

into you internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58354.PDF

PROPOSAL #3.5: List presented by Credit Agricole S.A.        ISSUER             NO              N/A                  N/A

 – 2 candidates – 2 new candidates.  To

view the complete list of candidates please copy and

paste the below link into your internet browser:

https://materials.proxyvote.com/Approved/99999Z/19840

101/INFST_58355.PDF

PROPOSAL #4.: Election of the Chairmen and Deputy              ISSUER             NO              N/A                  N/A

Chairman of the Supervisory Board for financial years

 2010/2011/2012 [pursuant to Article 23.8 of the

Articles of Association].

PROPOSAL #5.: Determination of remuneration due to            ISSUER             NO              N/A                  N/A

Supervisory Board Members [pursuant to Article 23.13

of the Articles of Association].

PROPOSAL #6.: Policies on remuneration due to                     ISSUER             NO              N/A                  N/A

Management Board Members.

PROPOSAL #7.: Share-based long term incentive plans.         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTUIT INC.

  TICKER:                  INTU               CUSIP:   461202103

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID H. BATCHELDER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER W. BRODY                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM V. CAMPBELL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SCOTT D. COOK                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DIANE B. GREENE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL R. HALLMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD A. KANGAS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUZANNE NORA JOHNSON                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS D. POWELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STRATTON D. SCLAVOS                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRAD D. SMITH                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE SELECTION OF ERNST & YOUNG          ISSUER            YES             FOR                  FOR

LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL 2010.

PROPOSAL #03: APPROVE THE AMENDMENT TO OUR 2005                 ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLAN.

PROPOSAL #04: APPROVE THE AMENDMENT TO OUR EMPLOYEE          ISSUER            YES             FOR                  FOR

STOCK PURCHASE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INTUITIVE SURGICAL, INC.

  TICKER:                  ISRG               CUSIP:   46120E602

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ALAN J. LEVY                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERIC H. HALVORSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AMAL M. JOHNSON                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE COMPANY'S 2010 INCENTIVE        ISSUER            YES             FOR                  FOR

 AWARD PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVENSYS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G49133161

  MEETING DATE:      7/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report of the Directors and        ISSUER            YES             FOR                  FOR

 the audited statement of accounts for the YE 31 MAR

2009

PROPOSAL #2.: Approve the Board's remuneration report        ISSUER            YES             FOR                  FOR

 contained in the annual report and accounts for the

YE 31 MAR 2009

PROPOSAL #3.A: Re-elect Sir Nigel Rudd as a Director,        ISSUER            YES             FOR                  FOR

 who retires in accordance with the Articles of

Association

PROPOSAL #3.B: Re-elect Mr. Michael Parker as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the Articles

 of Association

PROPOSAL #3.C: Re-elect Mr. Wayne Edmunds as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the Articles

 of Association

PROPOSAL #4.: Re-appoint Ernst & Young LLP as the              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #5.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #6.: Approve the proposed final dividend of         ISSUER            YES             FOR                  FOR

1.5p [per share]

PROPOSAL #7.: Authorize the Directors, [in                          ISSUER            YES             FOR                  FOR

substitution for all subsisting authorities to the

extent unused, other than in respect of any

allotments made pursuant to offers or agreements made

 prior to the passing of this resolution] to allot

relevant securities [within the meaning of Section 80

 of the Companies Act 1985], up to an aggregate

nominal amount of GBP 26,687,937; and comprising

equity securities [as defined in the Companies Act

1985] up to an aggregate nominal amount of GBP

53,375,875 [including within such limits any shares

issued as specified] in connection with a rights

issue: i) to holders of ordinary shares in proportion

 [as nearly as may be practicable] to their existing

holdings; and ii) to people who are holders of other

equity securities or, if the directors consider it

necessary, as permitted by the rights of those

securities; and so that the Directors may impose any

limits  or restrictions and make any arrangements

which they consider necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

matter; [Authority expires at the conclusion of the

AGM of the Company]; and the Directors may allot

relevant securities after the expiry of this

authority in pursuance of such an offer or agreement

PROPOSAL #S.8: Authorize the Directors, in                          ISSUER            YES             FOR                  FOR

substitution for any existing authority, subject to

the passing of Resolution 7 and pursuant to Section

95 of the Companies Act 1985, to allot equity

securities [Section 94] for cash pursuant to the

authority conferred by Resolution 7, disapplying the

statutory pre-emption rights [Section 89 (1)] of the

Companies Act, provided that this power is limited to

 the allotment of equity securities: a) to the

allotment of equity securities in connection with a

rights issue, an offer of equity securities, in

favour of holders of ordinary shares and in favour of

 holders of any other class of equity security in

accordance with the rights attached to such class

where the equity securities attributable to the

interest of all such persons are proportionate [as

nearly as may be] to the respective numbers of equity

 securities held by them; and b) to the allotment, in

 the case of the authority granted, to equity

securities for cash, up to an aggregate nominal

amount of GBP 4,003,190; [Authority expires the

earlier of the conclusion of the next AGM of the

Company]; and the Directors may allot equity

securities after the expiry of this authority in

pursuance of such an offer or agreement made prior to

PROPOSAL #S.9: Amend, with effect from 00.001 a.m. on        ISSUER            YES             FOR                  FOR

 01 OCT 2009, the Articles of Association of the

Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association, as specified

PROPOSAL #S.10: Approve to confirm that, in                        ISSUER            YES             FOR                  FOR

accordance with the Articles of Association, a

general meeting other than an AGM may be called on

not less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVENTEC APPLIANCES CORP

  TICKER:                  N/A                 CUSIP:   Y4159G108

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The explanation to the cause of the            ISSUER             NO              N/A                  N/A

exclusion of the proposals submitted by shareholders

PROPOSAL #B.1: Approve the 2009 financial statement           ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1.15 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans, endorsement and guarantee

PROPOSAL #B51.1: Election of Ching-Sung (Jackson)              ISSUER            YES             FOR                  FOR

Chang / ID No.: Q120125708 as a Director

PROPOSAL #B51.2: Election of Chia-En (Daniel) Lee /          ISSUER            YES             FOR                  FOR

ID No.: F103863112 as a Director

PROPOSAL #B51.3: Election of Inventec Corporation,            ISSUER            YES             FOR                  FOR

Representative: Ming-Chang Lai / Shareholder No.: 1

as a Director

PROPOSAL #B51.4: Election of Inventec Corporation,            ISSUER            YES             FOR                  FOR

Representative: Shin-Chun Hsu / Shareholder No.: 1 as

 a Director

PROPOSAL #B52.1: Election of Sun-Shen Su / ID No.:            ISSUER            YES             FOR                  FOR

J100012161 as an Independent Director

PROPOSAL #B52.2: Election of Hung-Chi Wu / ID No.:            ISSUER            YES             FOR                  FOR

M101700591 as an Independent Director

PROPOSAL #B52.3: Election of Yang-Tzong Tsay / ID              ISSUER            YES             FOR                  FOR

No.: L100857232 as an Independent Director

PROPOSAL #B53.1: Election of Shi-Li Wen / ID No.:              ISSUER            YES             FOR                  FOR

A104138168/ Shareholder No. 521 as a Supervisor

PROPOSAL #B53.2: Election of Li-Cheng Yeh /ID No.:            ISSUER            YES             FOR                  FOR

A122687191/ Shareholder No. 1296 as a Supervisor

PROPOSAL #B53.3: Election of Chin-Tsai Chen / ID No.:        ISSUER            YES             FOR                  FOR

 F101003592 as a Supervisor

PROPOSAL #B53.4: Election of Chang-Pang Chang /ID              ISSUER            YES             FOR                  FOR

No.: N102640906 as a Supervisor

PROPOSAL #B.6: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVENTEC CORPORATION

  TICKER:                  N/A                 CUSIP:   Y4176F109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the 2009                     ISSUER             NO              N/A                  N/A

business operations

PROPOSAL #A.2: Receive the report on the 2009 audited        ISSUER             NO              N/A                  N/A

 reports

PROPOSAL #A.3: Receive the report on the status of            ISSUER             NO              N/A                  N/A

endorsement and guarantee

PROPOSAL #A.4: Receive the report on the status of            ISSUER             NO              N/A                  N/A

assets impairment

PROPOSAL #A.5: Receive the report on the                              ISSUER             NO              N/A                  N/A

establishment for the rules of the Board meetings

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

as follows: proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings as follows: proposed stock

dividend: 50 for 1,000 shares held

PROPOSAL #B.4: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.5: Amend the procedures of monetary loans        ISSUER            YES             FOR                  FOR

PROPOSAL #B.6: Amend the procedures of endorsement            ISSUER            YES             FOR                  FOR

and guarantee

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.8: Other issues                                                     ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B.9: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVESCO LTD

  TICKER:                  IVZ                 CUSIP:   G491BT108

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOSEPH R. CANION         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: EDWARD P. LAWRENCE      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES I. ROBERTSON      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1D: ELECTION OF DIRECTOR: PHOEBE A. WOOD             ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO APPOINT ERNST & YOUNG LLP AS THE                ISSUER            YES             FOR                  FOR

COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVESTEC LTD

  TICKER:                  N/A                 CUSIP:   S39081138

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Re-elect Samuel Ellis Abrahams as a            ISSUER            YES         AGAINST           AGAINST

Director for Investec Ltd and Investec Plc

PROPOSAL #O.2: Re-elect Hugh Sidney Herman as a                 ISSUER            YES             FOR                  FOR

Director for Investec Ltd and Investec Plc

PROPOSAL #O.3: Re-elect Ian Robert Kantor as a                   ISSUER            YES         AGAINST           AGAINST

Director for Investec Ltd and Investec Plc

PROPOSAL #O.4: Re-elect Stephen Koseff as a Director         ISSUER            YES             FOR                  FOR

for Investec Ltd and Investec Plc

PROPOSAL #O.5: Re-elect Sir David Prosser as a                   ISSUER            YES             FOR                  FOR

Director for Investec Ltd and Investec Plc

PROPOSAL #O.6: Re-elect Peter Richard Suter Thomas as        ISSUER            YES         AGAINST           AGAINST

 a Director for Investec Ltd and Investec Plc

PROPOSAL #O.7: Authorize any Director of Company                ISSUER            YES             FOR                  FOR

Secretaries of Investec plc and Investec Ltd, to do

all things and sign all documents which may be

necessary to carry into effect the resolutions

contained in this notice for the extent the same have

 been passed and, where applicable, registered

PROPOSAL #O.8: Receive and adopt the audited                       ISSUER            YES             FOR                  FOR

financial statements of investec Ltd for the YE 31

MAR 2009, together with the reports of the Directors

of Investec Ltd and the Auditors of Investec Ltd

PROPOSAL #O.9: Ratify and approve the remuneration of        ISSUER            YES             FOR                  FOR

 the Directors of Investec Ltd for the FYE 31 MAR 2009

PROPOSAL #O.10: Approve to sanction the interim                 ISSUER            YES             FOR                  FOR

dividend paid by Investec Ltd on the ordinary shares

in Investec Ltd for the 6 month period ended 20080930

PROPOSAL #O.11: Approve to sanction the interim                 ISSUER            YES             FOR                  FOR

dividend paid by Investec Ltd on the dividend access

[South African Resident] redeemable preference share

[SA DAS share] for the 6 month period ended 20090930

PROPOSAL #O.12: Declare, subject to the passing of            ISSUER            YES             FOR                  FOR

the Resolution no. 32, a final dividend on the

ordinary shares and the dividend access [South

African Resident] redeemable preference share [SA DAS

 share] in Investec Ltd for the YE 31 MAR 2009 of an

amount equal to that recommended by the Directors of

Investec Ltd

PROPOSAL #O.13: Re-appoint Ernst and Young Inc. as            ISSUER            YES             FOR                  FOR

the Joint Auditors of Investec Ltd and authorize the

Directors of Investec Limited to determine their

remuneration

PROPOSAL #O.14: Re-appoint KPMG Inc. as the Joint              ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to determine

their remuneration

PROPOSAL #O.15: Approve to place 5 % of the unissued         ISSUER            YES             FOR                  FOR

ordinary shares under the control of the Directors

PROPOSAL #O.16: Approve to place 5 % of the unissued         ISSUER            YES             FOR                  FOR

Class A variable rate compulsorily convertible Non-

Cumulative Preference Shares, and the special

convertible redeemable preference shares under the

control of the Directors

PROPOSAL #O.17: Approve to place remaining unissued          ISSUER            YES             FOR                  FOR

Shares, being variable rate cumulative redeemable

preference shares, Non-redeemable, Non- Cumulative,

Non-Participating Preference Shares and the Special

Convertible Redeemable Preference Shares under the

control of Directors

PROPOSAL #O.18: Authorize the Directors to allot and         ISSUER            YES             FOR                  FOR

issue ordinary shares for cash, in respect of 5 % of

the unissued ordinary shares

PROPOSAL #O.19: Authorize the Directors to allot and         ISSUER            YES             FOR                  FOR

issue Class A variable rate compulsorily convertible

Non-Cumulative Preference Shares for cash in respect

of 5% of the unissued Class A variable rate

compulsorily convertible non-cumulative preference

shares

PROPOSAL #S.20: Authorize the Directors to acquire            ISSUER            YES             FOR                  FOR

ordinary shares and perpetual preference shares,

acquisitions of shares in aggregate in any one FY may

 not exceed 20% of Investec Ltds issued ordinary

share capital or Investec Ltds issued perpetual

preference share capital

PROPOSAL #S.21: Approve to increase the number of              ISSUER            YES             FOR                  FOR

ordinary shares in the authorized share capital of

Investec Ltd

PROPOSAL #S.22: Approve to increase the authorized            ISSUER            YES             FOR                  FOR

Special Convertible Redeemable Preference Share

PROPOSAL #S.23: Amend the Memorandum of Association          ISSUER            YES             FOR                  FOR

to reflect increase in authorized share capital

PROPOSAL #S.24: Amend the Articles of Association,            ISSUER            YES             FOR                  FOR

annual and general Meetings

PROPOSAL #S.25: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

contents of notice of General Meetings

PROPOSAL #S.26: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

votes attaching to shares

PROPOSAL #S.27: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

timing for the deposit of form of proxy

PROPOSAL #S.28: Amend the Articles of Association:            ISSUER            YES             FOR                  FOR

rights of proxy

PROPOSAL #O.29: Receive and adopt the financial                 ISSUER            YES             FOR                  FOR

statements of Investec Plc for the YE 31 MAR 2009,

together with the reports of the Directors of

Investec plc and for the Auditors of Investec plc

PROPOSAL #O.30: Approve the remuneration report of            ISSUER            YES             FOR                  FOR

Investec plc FYE 31 MAR 2009

PROPOSAL #O.31: Approve to sanction the interim                 ISSUER            YES             FOR                  FOR

dividend paid by Investec plc on the ordinary shares

in Investec plc for the 6 month period ended 30 SEP

2008

PROPOSAL #O.32: Declare a final dividend on the                 ISSUER            YES             FOR                  FOR

ordinary shares in Investec plc FYE 30 MAR 2009 of an

 amount equal to that recommended by the Directors of

 Investec plc

PROPOSAL #O.33: Re-appoint Ernst and Young LLP as the        ISSUER            YES             FOR                  FOR

 Auditors of Investec plc and authorize the Directors

 of Investec plc to fix their remuneration

PROPOSAL #O.34: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares and others

PROPOSAL #O.35: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

ordinary shares for cash

PROPOSAL #O.36: Authorize the Directors to purchase          ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #O.37: Authorize, in accordance with Section        ISSUER            YES             FOR                  FOR

 366 of the Companies Act 2006, Investec plc and any

Company which, at any time during the period for

which this resolution has effect, is a subsidiary of

Investec plc, to make donations to political

organizations

PROPOSAL #O.38: Approve to increase authorized                   ISSUER            YES             FOR                  FOR

capital of Investec plc to ZAR 700,000,000 by the

creation of 140,000,000 new ordinary shares of 0.0002

PROPOSAL #O.39: Approve to increase the authorized            ISSUER            YES             FOR                  FOR

share capital of Investec plc to ZAR 450,000,000 by

the creation of 150,000,000 new special converting

shares of 0.0002 pounds

PROPOSAL #O.40: Approve the Articles of Association          ISSUER            YES             FOR                  FOR

of Investec plc which were produced to the meeting

and initialed by the Chairman for the purposes of

identification as new articles A be and hereby

adopted as the new Articles of Association of

Investec plc [New Articles]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  INVESTOR AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W48102128

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Jacob Wallenberg as the                ISSUER            YES             FOR                  FOR

Chairman of the Meeting

PROPOSAL #2: Approve the voting list and drawing up           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approval of the agenda                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Elect one or two persons to attest to            ISSUER            YES             FOR                  FOR

the accuracy of the minutes

PROPOSAL #5: Approve to determine, whether the                   ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #6: Receive the parent Company's annual                ISSUER             NO              N/A                  N/A

report and the Auditors' report, as well as the

consolidated financial statements and the Auditors'

report for the investor group

PROPOSAL #7: Approve the President's address                       ISSUER            YES             FOR                  FOR

PROPOSAL #8: Receive the report on the work of the            ISSUER            YES             FOR                  FOR

Board of Directors, the remuneration committee, the

audit committee and the finance and risk committee

PROPOSAL #9: Adopt the income statement and the                 ISSUER            YES             FOR                  FOR

balance sheet for the parent Company, as well as the

consolidated income statement and the consolidated

balance sheet for the investor group

PROPOSAL #10: Grant discharge, from liability, to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors and the President

PROPOSAL #11: Approve a dividend of SEK 4.00 per                ISSUER            YES             FOR                  FOR

share and that Monday, 19 APR 2010, shall be the

record date for receipt of the dividend; should the

meeting decide in favor of the proposal, payment of

the dividend is expected to be made by Euroclear

Sweden AB on Thursday, 22 APR 2010

PROPOSAL #12: Approve the number of Members of the            ISSUER            YES             FOR                  FOR

Board at 11 without Deputy Members

PROPOSAL #13: Approve a total compensation to the              ISSUER            YES             FOR                  FOR

Board of Directors of SEK 7,312,500 of which, in

aggregate SEK 6,375,000 (whereof unchanged SEK

1,875,000 to the Chairman and unchanged SEK 500,000

to each of the remaining 9 Members of the Board, who

are not employed by the Company) in cash and in so-

called synthetic shares and, in aggregate, SEK

937,500 in cash as remuneration for work in the

committees of the Board of Directors; that at least

25% of the remuneration, before taxes, excluding

remuneration for committee work, shall be paid

through allocation of synthetic shares; CONTD

PROPOSAL #14: Re-elect Gunnar Brock, Sune Carlsson,          ISSUER            YES             FOR                  FOR

Borje Ekholm, Sirkka Hamalainen, Grace Reksten

Skaugen, O. Griffith Sexton, Lena Treschow Torell,

Jacob Wallenberg and Peter Wallenberg Jr as the Board

 Members; elect Tom Johnstone and Carola Lemne as the

 new Members of the Board of Directors; and re-elect

Jacob Wallenberg as the Chairman of the Board of

Directors

PROPOSAL #15: Amend Article 12 of the Articles of              ISSUER            YES             FOR                  FOR

Association so that the first and second paragraphs

cease to apply and are replaced with the specified

wordings; and approve that the Board of Directors'

proposal for the amendment of Section 12 of the

Articles of Association is conditional upon that an

amendment of the Companies Act (2005:551) having

entered into force, entailing that the proposed

wording is in accordance with the Companies Act

PROPOSAL #16.a: Approve the guidelines for salary and        ISSUER            YES             FOR                  FOR

 other remuneration for the President and other

Members of the Management Group

PROPOSAL #16.b: Approve the Long-term Variable                   ISSUER            YES             FOR                  FOR

Remuneration Program 2010

PROPOSAL #17.a: Authorize the Board, during the                 ISSUER            YES             FOR                  FOR

period until the next AGM, to decide on: (i) the

purchases of Investor's shares on NASDAQ OMX

Stockholm and purchases in accordance with purchase

offerings to shareholders, respectively, and (ii) the

 transfer of Investor's shares on NASDAQ OMX

Stockholm, or in a manner other than on NASDAQ OMX

Stockholm including the right to decide on waiver of

the shareholders' preferential rights and that

payment may be effected other than in cash;

repurchases may take place so that Investor's holding

 amounts to a maximum of 1/10 of all the shares in

PROPOSAL #17.b: Approve that the transfer of                       ISSUER            YES             FOR                  FOR

Investor's shares, in a maximum number of 2,700,000

(or the higher number that may follow from a

recalculation because of a split, bonus issue or

similar action), to the employees in accordance with

the long-term variable remuneration program described

 in Resolution 16B shall be possible; the number of

shares has been calculated with a certain margin as

share price fluctuations during the period up and

until the measurement period following the 2010 AGM

may have an effect on the value of the program and,

thus, on the number of shares to be included in the

program

PROPOSAL #18: Approve the proposal for a Nomination          ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #19: Conclusion of the meeting                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IOI CORPORATION BHD, PUTRAJAYA

  TICKER:                  N/A                 CUSIP:   Y41763106

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements for the FYE 30 JUN 2009 and the reports

of the Directors and the Auditors thereon

PROPOSAL #2.A: Re-elect Dato Lee Yeow Chor as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 101 of the Company's Articles of Association

PROPOSAL #2.B: Re-elect Mr. Lee Cheng Leang as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 101 of the Company's Articles of Association

PROPOSAL #3.A: Re-appoint Tan Sri Dato Lee Shin Cheng        ISSUER            YES         AGAINST           AGAINST

 as a Director of the Company, who retires pursuant

to Section 129 of the Companies Act, 1965, to hold

office until the next AGM

PROPOSAL #3.B: Re-appoint Mr. Chan Fong Ann as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires pursuant to

Section 129 of the Companies Act, 1965, to hold

office until the next AGM

PROPOSAL #4.: Approve the increase in the payment of         ISSUER            YES             FOR                  FOR

Directors' fees to MYR 480,000 to be divided among

the Directors in such manner as the Directors may

PROPOSAL #5.: Re-appoint BDO Binder, the retiring              ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #6.1: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Section 132D of the Companies Act, 1965, to allot and

 issue shares in the Company from time to time and

upon such terms and conditions and for such purposes

as they may deem fit subject always to the approval

of the relevant authorities being obtained for such

issue and provided that the aggregate number of

shares to be issued pursuant to this resolution does

not exceed 10% of the issued share capital for the

time being of the Company; and to obtain the approval

 from Bursa Malaysia Securities Berhad [Bursa

Securities] for the listing of and quotation for the

additional shares so issued; [Authority expires until

 the conclusion of the next AGM of the Company]

PROPOSAL #6.2: Authorize the Company, subject to                ISSUER            YES             FOR                  FOR

compliance with applicable laws, regulations and the

approval of all relevant authorities, to utilize up

to the aggregate of the Company's latest audited

retained earnings and share premium account to

purchase up to 10% of the issued and paid-up ordinary

 share capital of the Company [Proposed Purchase] as

may be determined by the Directors of the Company

from time to time through Bursa Securities upon such

terms and conditions as the Directors may deem fit

and expedient in the interest of the Company; at the

discretion of the Directors of the Company, the

shares of the Company to be purchased are to be

cancelled and/or retained as the treasury shares and

distributed as dividends or resold on Bursa

Securities and/or cancelled; and authorize the

Directors of the Company, to do all acts and things

to give effect to the proposed purchase with full

powers to assent to any condition, modification,

revaluation, variation and/or amendment [if any] as

may be imposed by the relevant authorities and/or do

all such acts and things as the Directors may deem

fit and expedient in the best interest of the

Company; [Authority expires the earlier at the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM

after that date is required by Law to be held];

whichever is the earlier but not so as to prejudice

the completion of purchase(s) by the Company before

the aforesaid expiry date and, in any event, in

accordance with the provisions of the main market

listing requirements of Bursa securities or any other

PROPOSAL #6.3: Approve to renew the shareholders'              ISSUER            YES             FOR                  FOR

mandate for the Company and its subsidiaries to enter

 into recurrent related party transactions of a

revenue or trading nature which are necessary for

day-to-day operations involving the interests of the

Directors, major shareholders or persons connected to

 the Directors and/or major shareholders of the

Company and its subsidiaries [Related Parties], as

specified subject to the following: a) the

transactions are carried out in the ordinary course

of business on normal commercial terms which are not

more favorable to the related parties than those

generally available to the public and are not to the

detriment of the minority shareholders of the

Company; and b) disclosure is made in the annual

report of the aggregate value of transactions

conducted pursuant to the Shareholders' Mandate

during the FY; [Authority expires the earlier at the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company after that date it is required to be

held pursuant to Section 143(1) of the Companies Act,

 1965 [the Act] [but shall not extend to such

extension as may be allowed pursuant to Section

143(2) of the Act]]; and authorize the Directors of

the Company to complete and do all such acts and

things as they may consider expedient or necessary to

 give effect to the proposed renewal of shareholders'

PROPOSAL #7..: Transact any other business                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IOI CORPORATION BHD, PUTRAJAYA

  TICKER:                  N/A                 CUSIP:   Y41763106

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company, subject to the approvals of the relevant

authorities or parties being obtained [where

required], including but not limited to the approval-

in-principle of Bursa Malaysia Securities Berhad for

the listing of and quotation for up to 420,747,059

Rights Shares to be issued pursuant to the Proposed

Rights Issue, to allot by way of a renounceable

rights issue up to a maximum of 420,747,059 Rights

Shares at an issue price of MYR 2.90 per Rights Share

 to the shareholders of the Company whose names

appear in the Record of Depositors at the entitlement

 date and time to be determined by the Board, on the

basis of 1 Rights Share for every 15 existing Shares

held in IOI on such date and on such other terms and

conditions as the Board may determine; authorize the

Board to deal with any fractional entitlements that

may arise from the Proposed Rights Issue in such

manner as the Board shall in its absolute discretion

deem expedient or in the best interests of the

Company; the Rights Shares to be issued shall, upon

issue and allotment, rank pari passu in all respects

with the then existing issued and paid-up Shares,

except that the holders of the Rights Shares shall

not be entitled to any dividends, rights, allotments

and/or distributions which may be declared, made or

paid to shareholders of the Company, the entitlement

date of which is prior to the allotment date of the

Rights Shares; any Rights Shares which are not

validly taken up or which are not allotted for any

reason whatsoever shall first be made available for

excess shares application; the proceeds of the

Proposed Rights Issue be utilized for the purposes as

 set out in the Circular to Shareholders of the

Company dated 5 October 2009, with full powers to

vary the manner and/or purpose of utilization of such

 proceeds in such manner as the Board may deem fit,

necessary and/or expedient, subject (where required)

to the approval of the relevant authorities; and to

do all such acts and things and enter into all such

transactions, arrangements, agreements and/or

documents as may be necessary or expedient in order

to implement, give effect to and complete the

Proposed Rights Issue with full power to assent to

any condition, modification, variation and/or

amendment as the Board may deem fit, necessary and/or

 expedient in the interests of the Company or as may

be imposed by any relevant authority or consequent

upon the implementation of the said conditions,

PROPOSAL #2.: Authorize PHSB and PAC, subject to the         ISSUER            YES             FOR                  FOR

passing of Ordinary Resolution 1 above and the

approval of the Securities Commission, Malaysia being

 obtained, to be exempted from any obligation to

extend a mandatory offer that may arise at any time

under Parts II and/or VII of the Code to holders of

voting shares and convertible securities of IOI to

acquire all the remaining voting shares and

convertible securities in IOI not already owned by

PHSB and PAC arising from or in connection with the

Proposed Rights Issue; authorize the Board of

Directors to do or procure to be done all such acts,

deeds and things and to execute, sign and deliver on

behalf of the Company, all such documents as it may

be deemed necessary, expedient and/or appropriate to

implement and give full effect to the Proposed

Exemption with full power to assent to any condition,

 modification, variation and/or amendment as the

Board may deem fit, necessary and/or expedient in the

 interest of the Company or as may be imposed by any

relevant authority or consequent upon the

implementation of the said conditions, modifications,

PROPOSAL #3.: Authorize the Company and its Board of         ISSUER            YES         AGAINST           AGAINST

Directors of the Company, at any time and from time

to time, to allot and issue to LYS, an Executive

Director of the Company, up to a maximum of 4,000,000

 new IOI Shares based on the maximum allowable

allotment pursuant to the Company's ESOS and in

accordance with the Bye-Laws of the ESOS; the number

of IOI Shares allocated, in aggregate, to Executive

Directors and Members of the senior management of IOI

 Group, shall not exceed 50% of the total number of

shares to be issued under the ESOS; and the number of

 IOI Shares to be allotted and issued to LYS, who

either singly or collectively through persons

connected with him, holds 20% or more of the issued

and paid-up share capital of the Company, shall not

exceed 10% of the total IOI Shares that are available

 to be issued under the ESOS, subject always to the

terms and conditions of the Bye-Laws and/or any

adjustments which may be made in accordance with the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IOOF HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Q49809108

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Directors            ISSUER             NO              N/A                  N/A

and the Auditor and the financial statements for the

YE 30 JUN 2009 for the Company and its controlled

PROPOSAL #2.A: Re-elect Mr. James Pfeiffer as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.B: Re-elect Ms. Jane Harvey as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.C: Elect Mr. Ian Griffiths as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.D: Elect Mr. George Venardos as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.E: Elect Mr. Christopher Kelaher as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Adopt the remuneration report as                   ISSUER            YES             FOR                  FOR

specified in the Directors' report for the FYE 30 JUN

 2009

PROPOSAL #4.: Approve the grant of Deferred Shares to        ISSUER            YES             FOR                  FOR

 the Managing Director, Mr. Christopher Kelaher,

under the Company's Short Term Incentive Plan, as

PROPOSAL #5.: Approve the grant of Performance Rights        ISSUER            YES             FOR                  FOR

 and Share Options to the Managing Director, Mr.

Christopher Kelaher, under the Company's Long Term

Incentive Plan, as specified

PROPOSAL #6.: Approve the grant of 675,000 options to        ISSUER            YES         AGAINST           AGAINST

 the former Chief Executive Officer, Mr. Tony

Robinson, under the Company's Long Term Incentive

Plan, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IPSEN, PARIS

  TICKER:                  N/A                 CUSIP:   F5362H107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the regulated Agreements                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #O.5: Approve the renewal of the term of              ISSUER            YES             FOR                  FOR

Deloitte et Associes as the Secondary Principal

Statutory Auditor

PROPOSAL #O.6: Approve the renewal of the term of              ISSUER            YES             FOR                  FOR

BEAS as the Secondary Deputy Statutory Auditor

PROPOSAL #O.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

repurchase the Company's own shares

PROPOSAL #E.8: Grant authority to cancel shares                 ISSUER            YES             FOR                  FOR

repurchased by the Company as part of the program

referred to in Article L.225-209 of the Commercial

PROPOSAL #E.9: Amend Article 11.3 of the Statutes               ISSUER            YES             FOR                  FOR

PROPOSAL #E.10: Amend Article 13 of the Statutes                ISSUER            YES             FOR                  FOR

PROPOSAL #E.11: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IRON MOUNTAIN INCORPORATED

  TICKER:                  IRM                 CUSIP:   462846106

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CLARKE H. BAILEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CONSTANTIN R.              ISSUER            YES             FOR                  FOR

BODEN

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT T. BRENNAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: KENT P. DAUTEN             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: PER-KRISTIAN                ISSUER            YES             FOR                  FOR

HALVORSEN

PROPOSAL #1F: ELECTION OF DIRECTOR: MICHAEL LAMACH             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ARTHUR D. LITTLE         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: C. RICHARD REESE         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: VINCENT J. RYAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LAURIE A. TUCKER         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ALFRED J.                     ISSUER            YES             FOR                  FOR

VERRECCHIA

PROPOSAL #02: THE APPROVAL OF AN AMENDMENT TO THE              ISSUER            YES             FOR                  FOR

IRON MOUNTAIN INCORPORATED 2002 STOCK INCENTIVE PLAN.

PROPOSAL #03: THE APPROVAL OF AN AMENDMENT TO THE              ISSUER            YES             FOR                  FOR

IRON MOUNTAIN INCORPORATED 2006 SENIOR EXECUTIVE

INCENTIVE PROGRAM.

PROPOSAL #04: THE APPROVAL OF AN AMENDMENT TO THE              ISSUER            YES             FOR                  FOR

IRON MOUNTAIN INCORPORATED 2003 SENIOR EXECUTIVE

INCENTIVE PROGRAM.

PROPOSAL #05: THE RATIFICATION OF THE SELECTION BY            ISSUER            YES             FOR                  FOR

THE AUDIT COMMITTEE OF DELOITTE & TOUCHE LLP AS

INDEPENDENT ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IRPC PUBLIC COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y4177E119

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the notice of the Chairman           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the minutes of the AGM of                   ISSUER            YES             FOR                  FOR

shareholders for the year 2009 held on 08 APR 2009

PROPOSAL #3: Acknowledge the report on the Company's         ISSUER            YES             FOR                  FOR

performance of the year 2009 and approve the audited

financial statement for the YE 31 DEC 2009

PROPOSAL #4: Approve the allocation of the net profit        ISSUER            YES             FOR                  FOR

 of the year 2009 and approve dividend payment for

the year 2009, the dividend payment will be at the

rate of THB 0.18

PROPOSAL #5.1: Re-appoint Mr. Prasert Bunsumpun as a         ISSUER            YES             FOR                  FOR

Director in replacement of the person who is due to

retire by rotation

PROPOSAL #5.2: Re-appoint Mr. Pailin Chuchottaworn as        ISSUER            YES             FOR                  FOR

 a Director in replacement of the person who is due

to retire by rotation

PROPOSAL #5.3: Re-appoint Mrs. Jantima                                 ISSUER            YES             FOR                  FOR

Sirisaengtaksin as a Director in replacement of the

person who is due to retire by rotation

PROPOSAL #5.4: Re-appoint Mr. Sommai Khowkachaporn as        ISSUER            YES             FOR                  FOR

 a Director in replacement of the person who is due

to retire by rotation

PROPOSAL #5.5: Appointment of Mr. Chulayuth                        ISSUER            YES             FOR                  FOR

Hirunyavasit to replace Mr. Pala Sookawesh, as

PROPOSAL #6: Approve the bonus of Directors for the          ISSUER            YES             FOR                  FOR

year 2009 and remuneration of Directors for the year

2010

PROPOSAL #7: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

Abas Limited as the Auditors of the

PROPOSAL #8: Approve the issuance of the domestic              ISSUER            YES             FOR                  FOR

debenture and/or foreign debenture

PROPOSAL #9: Approve the cancellation of the current         ISSUER            YES             FOR                  FOR

Company's objectives and replace with the new version

 and amend the Article 3 of Memorandum of Association

 as specified

PROPOSAL #10: Other matters (if any)                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISETAN MITSUKOSHI HOLDINGS LTD.

  TICKER:                  N/A                 CUSIP:   J25038100

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL CHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   M5920A109

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve an agreement between the                   ISSUER            YES             FOR                  FOR

Company and the controlling shareholder, Israel

Corporation Ltd., for the supply by Israel Corp to

the Company and subsidiaries of management services

including day to day consultancy, professional,

finance, strategic, management consultancy,

regulatory and media consultancy and representation;

the agreement will replace the existing agreement

which has been in force from 1996 until the present

day by which Israel Corp supplied the services to the

 Company in consideration for USD 2.5 million a year,

 which amount was not updated from 1996 until now

despite the considerable increase over the years in

the business and geographic operation of the Company;

 in addition, directors of Israel Corp. are officers

of the Company and in respect of their services the

Company pays management fees to Israel Corp [USD

200,000 in respect of 3 directors of Israel Corp. in

2008]; the agreement will be for a 3 year period in

consideration for USD 3.5 million a year and the

Company will stop paying management fees in respect

of the services of directors of Israel Corp

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL CHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   M5920A109

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the                     ISSUER            YES             FOR                  FOR

financial statements and the Directors' report for

PROPOSAL #2.: Re-appoint Messrs. N. Gilad, Y. Rosen,         ISSUER            YES         AGAINST           AGAINST

N. Yatziv, A. Paz, C. Erez, V. Medina, M. Vidman, A.

Sadeh and A. Shochat as the Officiating Directors

until the next AGM and approve their remuneration as

well as liability exemption, insurance and indemnity

will remain without change by a previous general

meeting

PROPOSAL #3.: Approve the annual remuneration and              ISSUER            YES             FOR                  FOR

meeting attendance fees to some Directors in respect

of Officiating as Directors in certain subsidiaries

PROPOSAL #4.: Re-appoint Prof. Y. Orgold as an                   ISSUER            YES             FOR                  FOR

External Director for a statutory 3 year period

without change in remuneration, liability exemption,

insurance and indemnity

PROPOSAL #5.: Appoint Dr. M. Haran as an External              ISSUER            YES             FOR                  FOR

Director for a statutory 3 year period

PROPOSAL #6.: Approve to issue Dr. Haran of liability        ISSUER            YES             FOR                  FOR

 exemption and indemnity undertaking in the form

previously approved by general meeting and

participation in existing D and O insurance

PROPOSAL #7.: Approve the annual remuneration and              ISSUER            YES             FOR                  FOR

meeting attendance fees to the External Directors:

Prof. Orgold and Dr. Haran in respect of Officiating

as Directors in subsidiaries

PROPOSAL #8.: Appoint the Accountant Auditors and              ISSUER            YES             FOR                  FOR

authorize the Board to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL CHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   M5920A109

  MEETING DATE:      2/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the issue to the Chairman, Mr.          ISSUER            YES             FOR                  FOR

Nir Gilad, of 800,000 options with an exercise price

of NIS 53.1 vesting by 3 installments; the issue is

in the frame of an issue 11 million options to 200

individuals including officers and senior executives;

 the economic value calculated by the Black & Schules

 method is NIS 14.8 million

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL DISC BK LTD

  TICKER:                  N/A                 CUSIP:   465074201

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the purchase for the year                   ISSUER            YES             FOR                  FOR

commenced 01 APR 2010 of D and O insurance cover for

the discount group in the amount of USD 100 million

for a total premium of USD 812,000 of which the share

 of the bank is USD 500,000

PROPOSAL #2: Approve the payment to the Director, Mr.        ISSUER            YES             FOR                  FOR

 I. Sharir of the amount of USD 12,000 in respect of

his services as Chairman of the subsidiary discount

capital markets

PROPOSAL #3: Amend the Articles in order to clarify          ISSUER            YES             FOR                  FOR

that the agenda at shareholders meetings is one or

more shareholders holding in the aggregate at least

20% of the voting rights

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL DISCOUNT BANK LTD., TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   465074201

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the issue of undertakings for          ISSUER            YES             FOR                  FOR

liability exemption to the extent permitted by law,

to D and O appointed after JUN 2007, or to be

appointed in the future, with the exception of owners

 of control in respect of whom a specific resolution

will be required

PROPOSAL #2.: Approve the issue of indemnity                       ISSUER            YES             FOR                  FOR

undertakings to D and O appointed after JUN 2007, or

to be appointed in the future, with the exception of

owners of control in respect of whom a specific

resolution will be required

PROPOSAL #3.: Appoint Ms. T. Guberman as an External         ISSUER            YES             FOR                  FOR

Director for a statutory 3 year period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL DISCOUNT BANK LTD., TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   465074201

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the registered                ISSUER            YES         ABSTAIN           AGAINST

share capital by 111 million Ordinary A Shares of NIS

 0.10 each in such manner that after the increase the

 Company's registered share capital will comprise of

1,961,000,000 Ordinary A Shares of NIS 1.10 par value

 and 40,000 6% Cumulative Preference Shares of NIS

0.00504 each

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISRAEL DISCOUNT BANK LTD., TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   465074201

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Dr. Y. Bachar as a Director of         ISSUER            YES         ABSTAIN           AGAINST

the Company commencing 01 JAN 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ISUZU MOTORS LIMITED

  TICKER:                  N/A                 CUSIP:   J24994105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IT HOLDINGS CORPORATION

  TICKER:                  N/A                 CUSIP:   J2563B100

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Change Company's                ISSUER            YES             FOR                  FOR

Location to Chiyoda, Tokyo, Expand Business Lines

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITALCEMENTI SPA

  TICKER:                  N/A                 CUSIP:   T5976T104

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER             NO              N/A                  N/A

Directors and of the Board of Auditors on FY 2009

exam of the balance sheet as of 31 DEC 2009, and

related and consequential resolutions

PROPOSAL #2.: Grant authority to purchase and dispose        ISSUER             NO              N/A                  N/A

 of own shares

PROPOSAL #3.1: Appointment of Board of Directors,              ISSUER             NO              N/A                  N/A

upon determination of its office Tenor and of the

number of its Members: 1) Mr. Gianpiero Pesenti, 2)

Mr. Carlo Pesenti, 3) Mr. Danilo Gambirasi, 4) Mr.

Pierfranco Barabani, 5) Mr. Marco Piccinini, 6) Mr.

Yves Rene Nanot, 7) Mr. Attilio Rota, 8) Ettore

Rossi, 9) Mr. Italo Lucchini, 10) Mr. Emilio Zanetti,

 11) Mr. Federico Falck, 12) Mr. Alberto Bombassei,

13) Mr. Alberto Clo, 14) Mr. Sebastiano Mazzoleni,

15) Mr. Pietro Ferrero, 16) Mr. Carlo Secchi, 17)

Mrs. Elena Zambon, 18) Mr. Giorgio Bonomi, 19) Mr.

Carlo Garavaglia

PROPOSAL #3.2: Appointment of Board of Directors,              ISSUER             NO              N/A                  N/A

upon determination of its office Tenor and of the

number of its Members: 1) Mr. Antonio Carosi

PROPOSAL #4.: Approve the emoluments to the                        ISSUER             NO              N/A                  N/A

Committees and bodies appointed with reference to the

 Corporate Governance structure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITALCEMENTI SPA

  TICKER:                  N/A                 CUSIP:   T5976T112

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the nomination of a common                 ISSUER             NO              N/A                  N/A

representative for the years 2010,2011, 2012 and

determination of compensation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITAUSA INVESTIMENTOS ITAU SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P58711105

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To examine the Board of Directors annual        ISSUER             NO              N/A                  N/A

 report, the financial statements, External Auditors

and of the finance Committee and documents opinion

report relating to FYE 31 DEC 2009

PROPOSAL #2: To deliberate on the proposal of budget         ISSUER             NO              N/A                  N/A

of capital

PROPOSAL #3: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors and the Members of the

PROPOSAL #4: To set the Directors, Board of Directors        ISSUER             NO              N/A                  N/A

 and finance Committee's global remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITC LTD

  TICKER:                  N/A                 CUSIP:   Y4211T171

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the accounts of the          ISSUER            YES             FOR                  FOR

Company for the FYE 31 MAR 2009, the balance sheet as

 at that date and the reports of the Directors and

the Auditors thereon

PROPOSAL #2.: Declare a dividend for the FYE 31 MAR          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3.: Elect the Directors in place of those          ISSUER            YES             FOR                  FOR

who retire by rotation

PROPOSAL #S.4: Appoint Messrs. Deloitte Haskins &              ISSUER            YES             FOR                  FOR

Sells, Chartered Accountants as the Auditors of the

Company to hold such office until the conclusion of

the next AGM to conduct the audit at a remuneration

of INR 135,00,000 payable in 1 or more installments

plus service tax as applicable and reimbursement of

out-of-pocket expenses incurred

PROPOSAL #5.: Appoint Mr. Anthony Ruys as a Director         ISSUER            YES             FOR                  FOR

of the Company, who is liable to retire by rotation,

for a period of 5 years from the date of this

meeting, or till such earlier date to confirm with

the policy on retirement as may be determined by the

Board of Directors of the Company and/or by any

applicable statutes, rules, regulations or guidelines

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITO EN,LTD.

  TICKER:                  N/A                 CUSIP:   J25027103

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Approve Minor                     ISSUER            YES         AGAINST           AGAINST

Revisions Related to Dematerialization of Shares and

the other Updated Laws and Regulations, Allow Board

to Make Rules Governing Exercise of Shareholders'

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITOCHU CORPORATION

  TICKER:                  N/A                 CUSIP:   J2501P104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITOCHU TECHNO-SOLUTIONS CORPORATION

  TICKER:                  N/A                 CUSIP:   J25022104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITT CORPORATION

  TICKER:                  ITT                 CUSIP:   450911102

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEVEN R. LORANGER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CURTIS J. CRAWFORD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTINA A. GOLD                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH F. HAKE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN J. HAMRE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL J. KERN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK T. MACINNIS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SURYA N. MOHAPATRA                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA S. SANFORD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARKOS I. TAMBAKERAS                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF                 ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS ITT'S INDEPENDENT REGISTERED

 PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #3: TO VOTE ON A SHAREHOLDER PROPOSAL,             SHAREHOLDER        YES         ABSTAIN           AGAINST

REQUESTING THE COMPANY PROVIDE A COMPREHENSIVE REPORT

 OF THE COMPANY'S MILITARY SALES TO FOREIGN

GOVERNMENTS, IF PROPERLY PRESENTED AT THE MEETING.

PROPOSAL #4: TO VOTE ON A SHAREHOLDER PROPOSAL,             SHAREHOLDER        YES         AGAINST               FOR

AMENDING THE COMPANY'S BY-LAWS TO ALLOW SHAREOWNERS

TO CALL SPECIAL SHAREOWNER MEETINGS, IF PROPERLY

PRESENTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ITV PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G4984A110

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the report and accounts      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Archie Norman as a Non-                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #4: Election of Adam Crozier as an Executive        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #5: Re-appointment of KPMG Audit Plc as the         ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #6: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 Auditors' remuneration

PROPOSAL #7: Grant authority to allot shares                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.8: Approve to disapply the pre-emption            ISSUER            YES             FOR                  FOR

rights

PROPOSAL #9: Approve the political donations                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Approve the purchase of own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Approve the length of notice period          ISSUER            YES             FOR                  FOR

for general meetings

PROPOSAL #S.12: Approve the Articles of Association           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  IZUMI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J25725110

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  J. C. PENNEY COMPANY, INC.

  TICKER:                  JCP                 CUSIP:   708160106

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: C.C. BARRETT                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: M.A. BURNS                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M.K. CLARK                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: T.J. ENGIBOUS               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: K.B. FOSTER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: G.B. LAYBOURNE             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: BURL OSBORNE                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: L.H. ROBERTS                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: J.G. TERUEL                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: R.G. TURNER                  ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: M.E. ULLMAN, III         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: M.E. WEST                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING

JANUARY 29, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  J.B. HUNT TRANSPORT SERVICES, INC.

  TICKER:                  JBHT               CUSIP:   445658107

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DOUGLAS G. DUNCAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: SHARILYN S.                 ISSUER            YES             FOR                  FOR

GASAWAY

PROPOSAL #1C: ELECTION OF DIRECTOR: COLEMAN H.                   ISSUER            YES             FOR                  FOR

PETERSON

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES L. ROBO               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: WAYNE GARRISON             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: GARY C. GEORGE             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: BRYAN HUNT                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC

ACCOUNTANTS FOR CALENDAR YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  J.FRONT RETAILING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J28711109

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  J.SAINSBURY PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G77732173

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts         ISSUER            YES         ABSTAIN           AGAINST

for the 52 weeks to 21 MAR 2009 together with the

reports of the Directors and the Auditors

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES         ABSTAIN           AGAINST

 52 weeks to 21 MAR 2009

PROPOSAL #3.: Declare a final dividend of 9.6 pence          ISSUER            YES         ABSTAIN           AGAINST

per ordinary share

PROPOSAL #4.: Re-elect Anna Ford as a Director                    ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5.: Re-elect John McAdam as a Director                ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #6.: Re-elect Darren Shapland as a Director         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #7.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         ABSTAIN           AGAINST

as the Auditors of the Company to hold office until

the conclusion of the next AGM

PROPOSAL #8.: Authorize the Audit Committee to agree         ISSUER            YES         ABSTAIN           AGAINST

the Auditors' remuneration

PROPOSAL #9.: Authorize the Directors, pursuant to            ISSUER            YES         ABSTAIN           AGAINST

and in accordance with Section 80 of the Companies

Act 1985 [the 1985 Act] to allot relevant securities

[Section 80(2) of the 1985 Act] up to a nominal

amount of GBP 167, 050,000; [Authority expires the

earlier of the next AGM in 2010or 14 OCT 2010]; and

the Directors may allot relevant securities prior to

its expiry make offers or agreements after its expiry

PROPOSAL #S.10: Authorize the Directors, , subject to        ISSUER            YES         ABSTAIN           AGAINST

 the passing of Resolution 9 and pursuant to [Section

 94(2) of the Companies Act 1985], to allot equity

securities wholly for cash: (I) in connection with

pre-emptive offer; and (II) otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 25,057,000; as if

Section 89(1) of the 1985 Act did not apply to any

such allotment; [Authority expires the earlier of the

 conclusion of the next AGM in 2010 or 14 OCT 2010];

and the Directors may allot equity securities after

the expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry

PROPOSAL #11.: Authorize the Company and any Company         ISSUER            YES         ABSTAIN           AGAINST

which is or becomes a subsidiary of the Company, in

accordance with Section 366 of the 2006 Act (a) make

donations to the political parties or independent

election candidates, as specified in Section 363 and

364 of the 2006 Act, not exceeding GBP 50,000 in

total; (b) make donations to political organizations

other than political parties, as specified in Section

 363 and 364 of the 2006 Act, not exceeding GBP

50,000 in total; and incur political expenditure, as

specified in Section 365 of the 2006 Act, not

exceeding GBP 50,000 in total, [Authority expires the

 earlier during the period beginning with the date of

 the passing of this Resolution and ending on 14 OCT

2010 or if sooner the date of the Company's AGM in

2010]

PROPOSAL #S.12: Authorize the Company, for the                   ISSUER            YES         ABSTAIN           AGAINST

purposes of Section 166 of the Companies Act 1985, to

 make market purchases [Section 163(3) of the Act] of

 up to 175,403,000 ordinary shares of 28 4/7 pence

each in the capital of the Company [Ordinary Shares],

 at a minimum price of 28 4/7 pence and up to 105% of

 the average of the middle market quotations for such

 shares derived from the London Stock Exchange Daily

Official List, over the previous 5 business days

immediately preceding the day on which that Ordinary

Share is contracted to be purchased and the higher of

 the price of the last Independent Trade and the

highest current bid as stipulated by Article 5[1] of

Commission Regulation [EC] 22 DEC 2003 implementing

the Market Abuse Directive as regards exemptions for

buy back programmes and stabilization of financial

instruments [No. 2273/2003] [exclusive of associated

expenses]; and [Authority expires the earlier of the

conclusion of the next AGM of the Company or 15

months]; the Company, before the expiry, may make a

contract to purchase ordinary shares which will or

may be executed wholly or partly after such expiry

PROPOSAL #S.13: Approve that with effect 00.01 am on         ISSUER            YES         ABSTAIN           AGAINST

01 OCT 2009: (i) amend the Articles of Association by

 deleting all the provisions of the Company's

Memorandum of Association which, by virtue of Section

 28 Companies Act 2006, are to be treated as

provisions of the Company's Articles of Association;

and (ii) adopt the Articles of Association of the

Company in substitution for, and to the exclusion of

the existing Articles of Association

PROPOSAL #S.14: Approve a general mandate other than         ISSUER            YES         ABSTAIN           AGAINST

a AGM may be called on not less than 14 clear days'

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JABIL CIRCUIT, INC.

  TICKER:                  JBL                 CUSIP:   466313103

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MEL S. LAVITT                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TIMOTHY L. MAIN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM D. MOREAN                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: LAWRENCE J. MURPHY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK A. NEWMAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN A. RAYMUND                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS A. SANSONE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID M. STOUT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHLEEN A. WALTERS                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO INCREASE THE        ISSUER            YES             FOR                  FOR

 SIZE OF THE JABIL CIRCUIT, INC. 2002 STOCK INCENTIVE

 PLAN BY 8,200,000 SHARES.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS JABIL'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2010.

PROPOSAL #04: TO TRANSACT SUCH OTHER BUSINESS AS MAY         ISSUER            YES         AGAINST           AGAINST

PROPERLY COME BEFORE THE ANNUAL MEETING, INCLUDING

ANY ADJOURNMENT THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JACOBS ENGINEERING GROUP INC.

  TICKER:                  JEC                 CUSIP:   469814107

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT C.                     ISSUER            YES             FOR                  FOR

DAVIDSON, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: EDWARD V. FRITZKY        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: BENJAMIN F.                 ISSUER            YES             FOR                  FOR

MONTOYA

PROPOSAL #1D: ELECTION OF DIRECTOR: PETER J. ROBERTSON      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING

 FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAFCO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J25832106

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAIPRAKASH ASSOCIATES LTD

  TICKER:                  N/A                 CUSIP:   Y42539117

  MEETING DATE:      9/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, the profit & loss account

for the YE on that date and the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Approve to confirm interim dividends            ISSUER            YES             FOR                  FOR

and declare final dividend for the FY 2008-09

PROPOSAL #3.: Re-appoint Shri Sunny Gaur as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri S.C. Gupta as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri Gopi K. Arora as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Shri Sarat Kumar Jain as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint Shri Ranvijay Singh as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #8.: Appoint Messrs. M.P. Singh &                          ISSUER            YES             FOR                  FOR

Associates, Chartered Accountants, as the Statutory

Auditors of the Company, to hold office from the

conclusion of this AGM until the conclusion of the

next AGM and authorize the Board of Directors to fix

their remuneration

PROPOSAL #S.9: Approve the Employee Stock Purchase            ISSUER            YES         AGAINST           AGAINST

Scheme of the Company, to be known as 'Jaypee

Employee Stock Purchase Scheme, 2009' [hereinafter

referred to as the 'Scheme'] for offering and

allotting upto 1,25,00,000 Equity Shares of INR 2

each of the Company at a price of INR 60 per share,

comprising of INR 2 towards share capital and balance

 INR 58 towards Securities premium, to the Trust to

be created for administering the Scheme and for the

benefit of the employees [including Directors] of the

 Company, excluding employees who are promoters or

belong to the promoter group and Directors, who

individually either by themselves or through their

relatives or through any body corporate, directly or

indirectly hold more than 10% of the equity shares of

 the Company, on the terms and conditions contained

in the Scheme, as specified in the Explanatory

Statement annexed hereto, subject to such

amendment[s]/modification[s]/revision[s] as may be

considered necessary and approved by the Board of

Directors, in terms of the Securities and Exchange

Board of India [Employee Stock Option Scheme and

Employee Stock Purchase Scheme] Guidelines, 1999; in

terms of the Securities and Exchange Board of India

[Employee Stock Option Scheme and Employee Stock

Purchase Scheme] Guidelines, 1999, the equity shares

under the 'Jaypee Employee Stock Purchase Scheme,

2009' be also offered through the said Trust to the

employees [including Directors] of the subsidiaries

of the Company excluding the employees of the

subsidiaries who form part of the promoter group of

the respective subsidiaries and Directors of

subsidiaries who individually either by themselves or

 through their relatives or through any body

corporate, directly or indirectly hold more than 10%

of the equity shares of the respective subsidiaries,

on the terms and conditions contained in the Scheme

and the authorities and the powers given by the

underlying resolutions shall apply mutatis mutandis

to the equity shares being offered to the employees

of the Company's subsidiaries as set out herein;

authorize the Board, in accordance with the

provisions of Section 81(1A) and other applicable

provisions of the Companies Act, 1956 [including any

statutory modification or re-enactment thereof, for

the time being in force], and the enabling provisions

 of the Memorandum and Articles of Association of the

 Company, and the prevailing statutory guidelines in

that behalf and subject to requisite consents,

permissions and approvals and/or sanctions as may be

required [hereinafter singly or collectively referred

 to as 'the requisite approvals'] and subject to such

 conditions as may be prescribed or imposed by any

one/all authorities while granting the requisite

approvals and which may be agreed to by the Board of

Directors of the Company [hereinafter referred to as

'the Board' which term shall be deemed to include any

 Committee of Directors, for the time being, duly

authorized by the Board to exercise the powers

conferred on the Board by this resolution], to issue

PROPOSAL #S.10: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Company, pursuant to Section 372A and other

applicable provisions, if any, of the Companies Act,

1956 and subject to the approvals of Financial

Institutions/Banks and such other approvals as may be

 required, to make investment of Surplus Funds of the

 Company from time to time in any Mutual Fund

Scheme[s], debt instrument[s] or debt based

securities of any government, semi-government or

listed Company[ies] upto an amount not exceeding INR

500 Crores at any one time, in one or more tranches,

notwithstanding the fact that the aggregate of the

investments so far made, securities so far provided,

loans/ guarantees so far given by the Company along

with the proposed investments/loans, shall exceed 60%

 of the paid-up capital and free reserves of the

Company or 100% of its free reserves, whichever is

more and to do all such acts, deeds and things as may

 be expedient and necessary to give effect to this

resolution

PROPOSAL #S.11: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Company, pursuant to Section 372A and other

applicable provisions, if any, of the Companies Act,

1956 and subject to the approval of financial

institutions and such other approvals as may be

required, to make additional investment of upto INR

200 Crores in aggregate in two subsidiaries of the

Company viz. Bhilai Jaypee Cement Limited & Bokaro

Jaypee Cement Limited by way of acquiring upto 20

Crores fully paid equity shares of INR 10 each at par

 of the said subsidiaries and/or giving loans or

giving guarantees or providing security [including

giving Sponsor Support/Shortfall Undertakings] in

connection with a loan given by any other person to

the said subsidiaries, notwithstanding the fact that

the aggregate of the investments so far made,

securities so far provided, loans/guarantees so far

given by the Company along with the proposed

investment[s], may exceed 60% of the paid-up capital

and free reserves of the Company or 100% of its free

reserves, whichever is more and to do all such acts,

deeds and things as may be expedient and necessary to

 give effect to this resolution

PROPOSAL #12.: Authorize Board of Directors of the            ISSUER            YES             FOR                  FOR

Company, in terms of Section 293(1)(a) and other

applicable provisions, if any, of the Companies Act,

1956, to mortgage and/or charge, subject to the

existing charges, immovable and movable properties of

 the Company, wheresoever situate, present and

future, in such manner as may be decided in

consultation with the term lending

Institutions/Banks/Debenture Trustees to or in favour

 of [i] Punjab National Bank [PNB] as term loan

provider and [ii] IDBI Trusteeship Services Limited

[as Trustees for NCDs] to secure: a] Rupee Term Loan

of INR 500 Crores from PNB; b] 5000- 11.75% Non-

convertible Debentures [NCDs] of the Company of INR

10 lacs each, aggregating INR 500 Crores privately

placed with ICICI Bank Limited, IDBI Trusteeship

Services Ltd. acting as Trustees for NCDs; and c]

9000- 11.75% Non-convertible debentures [NCDs] of the

 Company of INR 10 lacs each, aggregating INR 900

Crores privately placed with various parties through

Sole Book Runner & Lead Arranger Standard Chartered

Bank, IDBI Trusteeship Services Ltd. acting as

Trustees for NCDs; together with interest thereon at

the respective agreed rates, compound interest,

additional interest, liquidated damages, premia on

prepayment, costs, charges, expenses, Trustees'

remuneration and other monies payable by the Company

to PNB and ICICI Bank Limited under respective loan

agreements/debenture subscription agreement entered

into by the Company in respect of the aforesaid

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAIPRAKASH ASSOCIATES LTD

  TICKER:                  N/A                 CUSIP:   Y42539117

  MEETING DATE:      10/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to the provisions of Section

372A and other applicable provisions, if any, of the

Companies Act, 1956 and subject to such approvals as

may be necessary from the Financial Institutions

and/or Banks, to create security by way of pledge of

equity shares of Jaiprakash Hydro-Power Limited

[JHPL], a subsidiary of the Company, held by the

Company in favor of lenders of JHPL and to give

undertaking to lenders of JHPL for non disposal of

equity shares of JHPL held by the Company as per

details as specified to this notice, seeking approval

 of the Members notwithstanding the fact that the

aggregate of the investments so far made, securities

so far provided, loans/guarantees so far given by the

 Company along with the proposed extension of

security may exceed 60% of the paid up capital and

free reserves of the Company or 100% of its free

reserves whichever is more; and to do all such acts,

deeds or things as may be expedient or necessary to

give effect to this Resolution

PROPOSAL #S.2: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to the provisions of Section

372A and other applicable provisions, if any, of the

Companies Act, 1956 and subject to such approvals as

may be necessary from the Financial Institutions

and/or Banks, to create security by way of pledge of

equity shares of Jaiprakash Power Ventures Limited

[JPVL], a subsidiary of the Company, held by the

Company in favor of lenders of JPVL and to give

undertaking to lenders of JPVL for non disposal of

equity shares of JPVL held by the Company as

specified to this notice, seeking approval of the

Members notwithstanding the fact that the aggregate

of the investments so far made, securities so far

provided, loans/guarantees so far given by the

Company along with the proposed extension of security

 may exceed 60% of the paid up capital and free

reserves of the Company or 100% of its free reserves

whichever is more; and to do all such acts, deeds or

things as may be expedient or necessary to give

effect to this resolution

PROPOSAL #S.3: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to the provisions of Section

372A and other applicable provisions, if any, of the

Companies Act, 1956 and subject to such approvals as

may be necessary from the Financial Institutions

and/or Banks, to create security by way of pledge of

equity shares of Jaiprakash Power Ventures Limited

[JPVL], a subsidiary of the Company, held by the

Company in favor of lenders of JPVL as specified to

this notice, seeking approval of the Members

notwithstanding the fact that the aggregate of the

investments so far made, securities so far provided,

loans/guarantees so far given by the Company along

with the proposed extension of security may exceed

60% of the paid up capital and free reserves of the

Company or 100% of its free reserves whichever is

more; and to do all such acts, deeds or things as may

 be expedient or necessary to give effect to this

resolution

PROPOSAL #S.4: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to Section 372A and other

applicable provisions, if any, of the Companies Act,

1956 and subject to the approvals of Financial

Institutions and such other approvals as may be

required, to make an investment of: i] up to INR 500

crores in 1 or more tranches in the equity shares of

Sangam Power Generation Company Limited and ii] up to

 INR 600 crores in 1 or more tranches in the equity

shares of Prayagraj Power Generation Company Limited

as specified to this notice, seeking approval of the

Members notwithstanding the fact that the aggregate

of the investments so far made, securities so far

provided, loans/guarantees so far given by the

Company along with the proposed investment 60% of the

 paid up capital and free reserves of the Company or

100% of its free reserves of the Company or 100% of

its free reserves, whichever is more; and to do all

such acts, deeds or things as may be expedient or

necessary to give effect to this resolution

PROPOSAL #S.5: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to Section 372A and other

applicable provisions, if any, of the Companies Act,

1956 and subject to the approvals of Financial

Institutions/Banks and such other approvals as may be

 required, to make an investment of up to INR 400

crores only in 1 or more tranches in the Equity Share

 Capital of proposed special purpose Vehicle Company

to be incorporated for development of Inner Ring Road

 at Agra on DBFOT basis, notwithstanding the fact

that the aggregate of the investments so far made,

securities so far provided, loans/guarantees so far

given by the Company along with the proposed

investment may exceed 60% of the paid up capital and

free reserves of the Company or 100% of its free

reserves, whichever is more; and to do all such acts,

 deeds or things as may be expedient or necessary to

give effect to this resolution

PROPOSAL #S.6: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to Section 372A and other

applicable provisions, if any, of the Companies Act,

1956 and subject to the approvals of Financial

Institutions/Banks and such other approvals as may be

 required, to make an investment of up to INR 50

crores in 1 or more tranches in the Equity Share

Capital of proposed Joint Venture Company to be

jointly incorporated by the Company and Madhya

Pradesh State Mining Corporation Limited to undertake

 mining and sale of coal from the Mandla South Coal

Block, in district Chhindwara, Madhya Pradesh,

notwithstanding the fact that the aggregate of the

investments so far made, securities so far provided,

loans/guarantees so far given by the Company along

with the proposed investment 60% of the paid up

capital and free reserves of the Company or 100% of

its free reserves of the Company, whichever is more;

and to do all such acts, deeds and things as may be

expedient and necessary to give effect to this

PROPOSAL #S.7: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to the provisions of Section

372A and other applicable provisions, if any, of the

Companies Act, 1956 and subject to the approvals of

Financial Institutions/Banks and such other approvals

 as may be required, to make an investment of up INR

300 crores only in 1 or more tranches, in the equity

share capital of proposed Joint Venture Company to be

 jointly incorporated by the Company and Assam

Mineral Development Corporation Limited [AMDC] for

exploration/exploitation of the mineral deposits viz.

 Limestone & coal and setting up of cement plant in

joint venture with AMDC, notwithstanding the fact

that the aggregate of the investments so far made,

securities so far provided loans/guarantees so far

given by the Company along with the proposed

investment may exceed 60% of the paid up capital and

free reserves of the Company or 100% of its free

reserves, whichever is more; and to do all such acts,

 deeds and things as may be expedient and necessary

to give effect to this Resolution

PROPOSAL #8.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company, in terms of Section 293(1)(a) and other

applicable provisions, if any, of the Companies Act,

1956, [including any Committee of the Board

constituted/to be constituted to exercise its power]

to mortgage and/or charge, subject to the existing

charges, entire fixed assets of the Company,

wheresoever situate, present and future as first pari

 passu charge along with other term lenders, in such

manner as they may be decided to secure term loan of

INR 750 crores and corporate loan of INR 250 crores

granted by State Bank of India; together with

interest thereon at the respective agreed rates,

compound interest, additional interest, liquidated

damages, premia on prepayment, costs, charges,

expenses and other monies payable by the Company to

the said Bank under the Loan Agreement entered/to be

entered into by the Company in respect of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAIPRAKASH ASSOCIATES LTD

  TICKER:                  N/A                 CUSIP:   Y42539117

  MEETING DATE:      12/7/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the        ISSUER            YES         ABSTAIN           AGAINST

 Company, pursuant to the applicable provisions of

the Companies Act, 1956, Article 194 of the Articles

of Association of the Company and in accordance with

the Securities & Exchange Board of India [Issue of

Capital and Disclosure Requirements] Regulations,

2009 [the Regulations] and subject to such other

necessary approvals, permissions and sanctions, as

may be required and subject to such terms and

conditions as may be specified while according such

approvals, which terms and conditions may at the

discretion of the Board be agreed to, to capitalize a

 sum not exceeding INR 141,45,60,634 out of the

Company's capital redemption reserve

account/securities premium account/general reserve

account or such other accounts as are permissible to

be utilized for the purpose, as per the audited

accounts of the Company for the FYE 31 MAR 2009 and

that the said amount be transferred to the share

capital account and be applied for issue and

allotment of equity shares not exceeding 70,72,80,317

 equity shares of INR 2 each as bonus shares credited

 as fully paid up, to the eligible Members of the

Company holding equity shares of INR 2 each whose

names appear on the Company's Register of Member on

such date [Record Date] as the Board may determine,

in the proportion of 1 new fully paid equity share of

 INR for every 2 equity shares of INR 2 each held in

the Company as on the record date and that the new

bonus shares so issued and allotted shall be treated

for all purposes as an increase of the nominal amount

 of the equity capital of the Company held by each

such Member and not as income; resolved further that

pursuant to the Securities & Exchange Board of India

[issue of Capital and Disclosure Requirements]

Regulations, 2009, such number of bonus equity shares

 as in the same proportion [that is 1 new fully paid

up equity share of INR 2 for every 2 equity shares of

 INR 2 each held in the Company as on record date] be

 reserved in favor of the holders of the outstanding

Foreign Currency Convertible Bonds [FCCBs] issued by

the Company, for issue and allotment at the time of

conversion in respect of such of those FCCBs which

may be lodged for conversion till the record date and

 authorize the Board to capitalize the required

amount out of the Company's capital redemption

reserve account/securities premium account/general

reserve account or such other accounts as are

permissible to be utilized for the purpose, as per

the audited accounts of the Company for the FYE 31

MAR 2009 and that the said amount be transferred to

the share capital account and be applied for issue

and allotment of the said equity shares as bonus

shares credited as fully paid up resolved further

that in respect of the outstanding FCCBs lodged for

conversion after the record date, to make appropriate

 adjustment in the conversion price of shares to be

issued on conversion of such FCCBs in terms of the

provisions of the concerned offering circular, so as

PROPOSAL #2.: Authorize the Board of Directors of the        ISSUER            YES         ABSTAIN           AGAINST

 Company, in terms of Section 293[1][a] and other

applicable provisions, it any, of the Companies Act,

1956, [including any Committee of the Board

constituted/to be constituted to exercise its power]

to mortgage and/or charge, subject to the existing

charges, the properties, of the Company, whosesoever

situate, present or future, as first pari passu

charge along with other lenders, in such manner as

may be decided by the Board of Directors in

consultation with the LIC/Debenture Trustee to or in

favor of IDBI Trusteeship Services Limited [as

Trustees for NCDs] to secure 4,000 Redeemable Non-

Convertible Debentures [NCDs] of the Company of INR

10 lacs each, aggregating INR 400 Crores, privately

placed with Life Insurance Corporation of India

[LIC], together with interest thereon at the

respective agreed rates, compound interest,

additional interest, liquidated damages, premium on

prepayment, costs, charges, expenses and other monies

 payable by the Company to the said lenders/Trustees

under the Debenture Trust Deed/Agreement entered/to

be entered into by the Company in respect of the

PROPOSAL #3.: Authorize the Board of Directors of the        ISSUER            YES         ABSTAIN           AGAINST

 Company, in terms of Section 293[1][a] and other

applicable provisions, if any, of the Companies Act,

1956, [which term shall be deemed to include any

Committee of the Board constituted/to be constituted

to exercise its powers] to mortgage and/or charge,

subject to the existing charges, all the immovable

and movable assets [including all revenues, receipts,

 receivables and intangible properties] of the

Company's Projects as specified, whosesoever situate,

 present and future, in such manner as may be decided

 in consultation with the Lender, to secure the term

loan of INR 1200 Crores granted by ICICI Bank

Limited, together with interest thereon at the

respective agreed rates, compound interest,

additional interest, liquidated damages, premium on

prepayment, costs, charges, expenses and other monies

 payable by the Company to the said Bank under the

Loan Agreement entered/to be entered into by the

Company in respect of the aforesaid loan

PROPOSAL #4.: Authorize the Board of Directors of the        ISSUER            YES         ABSTAIN           AGAINST

 Company, in terms of Section 293[1][a] and other

applicable provisions, if any, of the Companies Act,

1956, [which term shall be deemed to include any

Committee of the Board constituted/to be constituted

to exercise its powers] to mortgage and/or charge,

subject to the existing charges, all the immovable

and movable assets of the Company's Jaypee Himachal

Cement Plant, whosesoever situate, present and

future, in such manner as may be decided in

consultation with the Lender, to secure the term loan

 of INR 100 Crores granted by L & T Finance Limited,

together with interest thereon at the respective

agreed rates, compound interest, additional interest,

 liquidated damages, premium on prepayment, costs,

charges, expenses and other monies payable by the

Company to the said lender under the Loan Agreement

entered/to be entered into by the Company in respect

of the aforesaid loan

PROPOSAL #5.: Re-appoint, pursuant to Sections 198,          ISSUER            YES         ABSTAIN           AGAINST

269, 309, 310 and 311 read with Schedule XIII and

other applicable provisions, if any of the Companies

Act, 1956, Shri Sunny Gaur as a Managing Director

[Cement] of the Company for a further period of 5

years with effect from 31 DEC 2009 on the

remuneration and the terms and conditions as

specified; approve, pursuant to Section 198 and all

other applicable provisions of the Companies Act,

1956, to pay the remuneration as specified as minimum

 remuneration to Shri Sunny Gaur notwithstanding that

 in any FY of the Company during his tenure as

Managing Director [Cement], the Company has made no

profits or profits are inadequate; authorize the

Board of Directors of the Company to alter or vary

the terms of appointment of the appointee including

retailing to remuneration, as it may at its

discretion deem fit, from to time provided that the

remuneration is within the limit laid down in the

then subsisting respective provisions of the

PROPOSAL #S.6: Authorize the Board, pursuant to                 ISSUER            YES         ABSTAIN           AGAINST

Section 372A and other applicable provisions, if any,

 of the Companies Act, 1956 and subject to the

approval of the Financial Institutions and such other

 approvals as may be required, to make an additional

investment of upto INR 250 Crores, in one or more

tranches, by way of acquiring the equity share

capital of/providing loans to/providing security or

guarantees for the loans granted/to be granted by

Financial Institutions and Banks to JPSK Sports

Private Limited, a subsidiary of the Company as

specified; notwithstanding the fact that the

aggregate of the investments so far made, securities

so far provided, loans/guarantees so far given by the

 Company alongwith the proposed investment may exceed

 60% of the Paid-up Capital and free reserves of the

Company or 100% of its free reserves, whichever is

more; authorize the Board of Directors of the Company

 to do all such acts, deeds, and things as may be

expedient and necessary to give effect to this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAIPRAKASH ASSOCIATES LTD

  TICKER:                  N/A                 CUSIP:   Y42539117

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to Section 372A and other

applicable provisions, if any, of the Companies Act,

1956 and subject to the approval of the financial

institutions and such other approvals as may be

required, to create/extend security by way of pledge

of equity shares of Jaypee Infotech Limited [JIL], a

subsidiary of the Company, held by the Company in

favor of lenders of JIL and to give undertakings to

lenders of JIL, as per details as specified; not

withstanding the fact that the aggregate of the

investments so far made, securities so for provided,

loans/guarantees so far given by the Company along

with the proposed extension of security may exceed

60% of the paid-up capital and free reserves of the

Company or 100% of its free reserves, whichever is

more; and the Board of Directors of the Company to do

 all such acts, deeds and things as may be expedient

and necessary to give affect to this resolution

PROPOSAL #S.2: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

pursuant to Section 149[2A] and other applicable

provisions, if any of the Companies Act, 1956 for

commencing all or any of the business as specified in

 Clause nos. 10, 17 and 35 of the other objects

Clause of the Memorandum of Association of the Company

PROPOSAL #S.3: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to the provisions of Section

372A and other applicable provisions, if any, of the

Companies Act, 1956 and subject to the approvals as

may be required to make an initial investment of up

to INR 200 crores only in 1 or more tranches, in the

equity share capital of a Company proposed to be

incorporated with the name Jaypee Industries and

Fertilizers Limited or such other name as may be made

 available by Registrar of Companies, for the purpose

 of engaging in the business of manufacturing and

marketing of fertilizers, notwithstanding the fact

that the aggregate of the investments so far made,

securities so far provided, loans/guarantees so far

given by the Company along with the proposed

investment may exceed 60% of the paid up capital and

free reserves of the Company or 100% of its free

reserves, whichever is more; and the Board of

Directors of the Company to do all such acts, deeds,

matters and things, settle any question, difficulty

or doubt that may arise in this regard and give such

Directors, as it may in its absolute discretion, deem

 expedient desirable and necessary including

delegating all or any of the powers herein conferred

to any Committee of Directors or Executive Chairman

or whole time Director or any Director[s] or any

other officer[s] of the Company to, give effect to

this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAMES HARDIE INDUSTRIES NV

  TICKER:                  N/A                 CUSIP:   N4723D104

  MEETING DATE:      8/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt and receive the Dutch annual                ISSUER             NO              N/A                  N/A

accounts and annual reports of the Company for the YE

 31 MAR 2009 published in the English language

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER             NO              N/A                  N/A

Company for the YE 31 MAR 2009

PROPOSAL #3.a: Re-elect Mr. B. Anderson as a Joint            ISSUER             NO              N/A                  N/A

and Supervisory Board Director, who would otherwise

cease to hold office on 07 FEB 2010

PROPOSAL #3.b: Re-elect Mr. M. Hammes as a Joint and         ISSUER             NO              N/A                  N/A

Supervisory Board Director, who would otherwise cease

 to hold office on 07 FEB 2010

PROPOSAL #3.c: Re-elect Mr. D. McGauchie a Joint and         ISSUER             NO              N/A                  N/A

Supervisory Board Director, who would otherwise cease

 to hold office immediately following this AGM

PROPOSAL #3.d: Re-elect Mr. R van der Meer as a Joint        ISSUER             NO              N/A                  N/A

 and Supervisory Board Director, who would otherwise

cease to hold office on 07 FEB 2010

PROPOSAL #3.e: Re-elect Mr.J. Osborne as a Joint and         ISSUER             NO              N/A                  N/A

Supervisory Board Director, who would other wise

cease to hold office immediately following this AGM

PROPOSAL #4.: Approve, for all purposes for the                 ISSUER             NO              N/A                  N/A

participation in the SBSP by Mr. J. Osborne in

accordance with the terms of the SBSP and on the

basis as specified

PROPOSAL #5.: Approve, for all purposes for the                 ISSUER             NO              N/A                  N/A

continued operation of the James Hardie Industries NV

 Long Term Incentive Plan 2006 [LTIP] [as amended] to

 provide incentives for Managing Board Directors and

employees of the Company in accordance with the terms

 of the LTIP and on the basis as specified

PROPOSAL #6.a: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. L. Gries of up to a Maximum of 736,207

relative TSR RSUs, and his acquisitions of relative

TSR RSUs and shares up to that stated maximum

PROPOSAL #6.b: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Chenu of up to a Maximum of 143,151

relative TSR RSUs, and his acquisitions of relative

TSR RSUs and shares up to that stated maximum

PROPOSAL #6.c: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Cox of up to a Maximum of 204,502 relative

TSR RSUs, and his acquisitions of relative TSR RSUs

and shares up to that stated maximum

PROPOSAL #7.a: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. L. Gries of up to maximum of 827,143 Executive

 Incentive Program RSUs, and his acquisition of

Executive Incentive Program RSUs and shares up to

that stated maximum

PROPOSAL #7.b: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Chenu of up to maximum of 160,833 Executive

 Incentive Program RSUs and his acquisition of

Executive Incentive Program RSUs and shares up to

that stated maximum

PROPOSAL #7.c: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Cox of up to maximum of 229,762 Executive

Incentive Program RSUs, and his acquisition of

Executive Incentive Program RSUs and shares up to

that stated maximum

PROPOSAL #8.a: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. L. Gries up to a maximum of 691,200

performance shares, and his acquisition of

performance shares and shares up to that maximum

PROPOSAL #8.b: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Chenu up to a maximum of 87,849 performance

 shares, and his acquisition of performance shares

and shares up to that maximum

PROPOSAL #8.c: Approve, for all purposes, the award          ISSUER             NO              N/A                  N/A

to Mr. R. Cox up to a maximum of 212,817 performance

shares, and his acquisition of performance shares and

 shares up to that maximum

PROPOSAL #9.: Authorize the Managing Board to cause          ISSUER             NO              N/A                  N/A

the Company to acquire, subject to the Joint or

Supervisory Board [as appropriate], shares in the

Capital of the Company for valuable consideration

with in the price range as specified for an 18-month

period ending on 21 FEB 2011 whether as an on or off

financial market purchase and up to the maximum

number of shares permitted by applicable law

PROPOSAL #10.: Approve to reduce the issued shares            ISSUER             NO              N/A                  N/A

capital of the Company, by canceling all shares

repurchased or to be repurchased by the Company under

 any share repurchase program, the exact number of

which to be determined by the Managing Board up to

maximum of 10% of the issued share capital of the

Company as at 21 AUG 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAMES HARDIE INDUSTRIES NV

  TICKER:                  N/A                 CUSIP:   N4723D104

  MEETING DATE:      8/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transformation to a Dutch          ISSUER             NO              N/A                  N/A

SE Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAMES HARDIE INDUSTRIES SE, DUBLIN

  TICKER:                  N/A                 CUSIP:   N4723D104

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve in relation to stage 2 of this        ISSUER            YES             FOR                  FOR

 resolution  a  the Company implement stage 2 of this

 resolution described in the Explanatory Memorandum

as a result of which the Company will transfer its

corporate domicile from the Netherlands to Ireland;

b  adopt the Company Memorandum and Articles of

Association of Irish SE referred to in the

Explanatory Memorandum  and included as an exhibit

tot eh registration statements of which the

Explanatory Memorandum forms a part  and which are

tabled at the meeting and initialed by the Chairman

for the purposes of identification subject to the

condition precedent of registration with the

Companies Registration Office in Ireland;  c

authorize the Director of the Company or any partner

of the Company's Dutch legal advisor from time to

PROPOSAL #CONT: CONT to apply for the required                   ISSUER             NO              N/A                  N/A

ministerial declaration of no-objection of the Dutch

Ministry of Justice in connection with the amendments

 made to the Articles of Association as required

under Dutch Law;  d  authorize the Director of the

Company or any partner of the Company's Irish legal

advisor, Arthur Cox, to set off the amount at the

expense of share premium and retained earnings;

ratify and approve the execution of any deed,

  agreement or other document contemplated by stage 2

 of the proposal as        described in the

Explanatory Memorandum or which is necessary or

desirable to give effect to stage 2 of the proposal

on behalf of the Company or any        relevant group

PROPOSAL #CONT: CONT  g  appointment of any Managing         ISSUER             NO              N/A                  N/A

Director in accordance with the Company's Articles of

 Association in all matters concern the Company or

another group Company, and notwithstanding that the

Director may at the same time also be a Director of

any other group Company; and  h  ratify and approve

the actions of one or more Directors relating to

stage 2 proposal up to the date of this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JANUS CAPITAL GROUP INC.

  TICKER:                  JNS                 CUSIP:   47102X105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD M. WEIL           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: G. ANDREW COX               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DEBORAH R. GATZEK        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT T. PARRY           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOCK PATTON                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFY THE APPOINTMENT OF DELOITTE &              ISSUER            YES             FOR                  FOR

TOUCHE LLP AS THE JANUS CAPITAL GROUP INC.

INDEPENDENT AUDITOR

PROPOSAL #3: APPROVE THE JANUS CAPITAL GROUP 2010              ISSUER            YES             FOR                  FOR

LONG TERM INCENTIVE STOCK PLAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAPAN PETROLEUM EXPLORATION CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J2740Q103

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JAPAN TOBACCO INC.

  TICKER:                  N/A                 CUSIP:   J27869106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JARDINE CYCLE & CARRIAGE LTD

  TICKER:                  N/A                 CUSIP:   Y43703100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited accounts          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009 together with the reports of

the Directors and Auditors thereon

PROPOSAL #2: Approve the payment of a final 1-tier            ISSUER            YES             FOR                  FOR

tax exempt dividend of USD 0.47 per share for the YE

31 DEC 2009 as recommended by the Directors

PROPOSAL #3: Approve the payment of additional                   ISSUER            YES             FOR                  FOR

Directors' fees of up to SGD 502,000 for the YE 31

DEC 2010

PROPOSAL #4.a: Re-elect Mr. Anthony Nightingale as a         ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 of the

Articles of Association of the Company

PROPOSAL #4.b: Re-elect Mr. Benjamin Keswick as a              ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 of the

Articles of Association of the Company

PROPOSAL #4.c: Re-elect Mr. Chiew Sin Cheok as a                ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 of the

Articles of Association of the Company

PROPOSAL #4.d: Re-elect Mr. Chang See Hiang as a                ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 of the

Articles of Association of the Company

PROPOSAL #5: Authorize Mr. Boon Yoon Chiang to                   ISSUER            YES             FOR                  FOR

continue to act as a Director of the Company from the

 date of this AGM until the next AGM, pursuant to

Section 153(6) of the Companies Act, Chapter 50

PROPOSAL #6: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #7: Transact any other business                              ISSUER             NO              N/A                  N/A

PROPOSAL #8.a: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to: issue shares in the capital of the Company

Shares  whether by way of rights, bonus or otherwise;

 and/or make or grant offers, agreements or options

collectively, Instruments  that might or would

require shares to be issued, including but not

limited to the creation and issue of  as well as

adjustments to  warrants, debentures or other

instruments convertible into shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and (b)

notwithstanding the authority conferred by this

Resolution may have ceased to be in force  issue

shares in pursuance of any Instrument made or granted

 by the Directors while this Resolution was in force,

PROPOSAL #8.b: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, for the purposes of Sections 76C and 76E of

the Companies Act, Chapter 50  the Act , to purchase

or otherwise acquire issued ordinary shares in the

capital of the Company  Shares  not exceeding in

aggregate the Prescribed Limit (as specified), at

such price or prices as may be determined by the

Directors from time to time up to the maximum price

whether by way of market purchases  each a Market

Purchase  on the Singapore Exchange Securities

Trading Limited  SGX-ST ; and/or off-market purchases

  each an Off-Market Purchase  effected otherwise

than on the SGX-ST in accordance with any equal

access schemes as may be determined or formulated by

the Directors as they consider fit, which schemes

shall satisfy all the conditions prescribed by the

PROPOSAL #8.c: Authorize for the purposes of Chapter         ISSUER            YES             FOR                  FOR

9 of the Listing Manual  Chapter 9  of the Singapore

Exchange Securities Trading Limited, for the Company,

 its subsidiaries and associated companies that are

considered to be entities at risk under Chapter 9, or

 any of them, to enter into any of the transactions

falling within the types of Interested Person

Transactions described in Appendix B of the Company's

 letter to shareholders dated 09 APR 2010  the Letter

 , with any party who is of the classes of Interested

 Persons described in Appendix B of the Letter,

provided that such transactions are made on normal

commercial terms and in accordance with the review

procedures for Interested Person Transactions  the

General Mandate ; ..CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JARDINE MATHESON HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G50736100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES         AGAINST           AGAINST

 Independent Auditors report for the YE 31 DEC 2009,

and to declare a final dividend

PROPOSAL #2: Re-election of Adam Keswick as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Re-election of Ben Keswick as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Re-election of Lord Leach of Fairford as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #5: Re-election of Giles White as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appointment of Auditors; authorize            ISSUER            YES         AGAINST           AGAINST

the Directors to fix their remuneration

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to exercise during the relevant period of all powers

of the Company to allot or issue shares and to make

and grant offers, agreements and options which would

or might require shares to be allotted, issued or

disposed of during or after the end of the relevant

period up to an aggregate nominal amount of USD 53.2

million, be and is hereby generally and

unconditionally approved, and; the aggregate nominal

amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

wholly for cash by the Directors pursuant to the

approval in paragraph  a  otherwise than pursuant to

a rights issue, or the issue of shares pursuant to

the Company's employee share purchase trust, shall

not exceed USD 7.9 million, and the said approval

shall be limited accordingly

PROPOSAL #8: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to exercise all powers of the Company to purchase its

 own shares, subject to and in accordance with all

applicable laws and regulations, during the relevant

period be and is hereby generally and unconditionally

 approved; the aggregate nominal amount of shares of

the Company which the Company may purchase pursuant

to the approval in paragraph a  of this resolution

shall be less than 15 percent of the aggregate

nominal amount of the existing issued share capital

of the Company at t he date of this meeting, and such

 approval shall be limited accordingly; the approval

in paragraph  a  of this resolution shall, where

permitted by applicable laws and regulations and

subject to the limitation in paragraph  b  of this

resolution, extend to permit the purchase of shares

of the... CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JARDINE STRATEGIC HLDGS LTD  BERMUDA

  TICKER:                  N/A                 CUSIP:   G50764102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the Financial                   ISSUER            YES         AGAINST           AGAINST

Statements and the Independent Auditor's Report for

the YE 31 DEC 2009 and to declare a final dividend

PROPOSAL #2: Re-elect Simon Keswick as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Re-elect Percy Weatherall as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Re-appoint the Auditors and authorize            ISSUER            YES         AGAINST           AGAINST

the Directors to fix their remuneration

PROPOSAL #5: Authorize the Directors to allot or                ISSUER            YES             FOR                  FOR

issue shares and to make and grant offers, agreements

 and options which would or might require shares to

be allotted, issued or disposed of during or after

the end of the Relevant Period up to an aggregate

nominal amount of USD 18.5 million and the aggregate

nominal amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

wholly for cash (whether pursuant to an option or

otherwise) by the Directors pursuant to the approval

in this resolution, otherwise than pursuant to a

Rights Issue (for the purposes of this Resolution,

Rights Issue being an offer of shares or other

securities to holders of shares or other securities

PROPOSAL #6: Authorize the Directors to purchase its         ISSUER            YES             FOR                  FOR

own shares, subject to and in accordance with all

applicable laws and regulations, the aggregate

nominal amount of shares of the Company which the

Company may purchase pursuant to the approval in this

 resolution shall be less than 15% of the aggregate

nominal amount of the existing issued share capital

of the Company at the date of this meeting, and such

approval shall be limited accordingly; and the

approval in this Resolution shall, where permitted by

 applicable laws and regulations and subject to the

limitation in paragraph this Resolution, extend to

permit the purchase of shares of the Company (i) by

subsidiaries of the Company and (ii) pursuant to the

terms of put warrants or financial instruments having

 similar effect (Put Warrants) whereby the Company

PROPOSAL #7: Approve the purchase by the Company of          ISSUER            YES         AGAINST           AGAINST

shares of US(cent) 25 each in Jardine       Matheson

Holdings Limited (Jardine Matheson) during the

Relevant Period (for  the purposes of this

Resolution, Relevant Period being the period from the

    passing of this Resolution until the earlier of

the conclusion of the next    AGM, or the expiration

of the period within which such meeting is required

by law to be held, or the revocation or variation of

this Resolution by an       ordinary resolution of

the shareholders of the Company in general meeting or

  the cessation of the Company's status CONTD..

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JBS S A

  TICKER:                  N/A                 CUSIP:   P59695109

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Authorize the issuance of swappable or         ISSUER            YES             FOR                  FOR

convertible debentures issuance by the Company, at an

 amount equivalent to up to USD 2,000,000,000, the

debentures will have clauses that make them swappable

 for shares of JBS USA Holding, Inc, or convertible

into shares of the Company, in both cases mandatory,

in accordance with that which will be determined in

the issuance indenture, in accordance with the terms

of Article 52, ET Sequence, of Law 6404-76 Corporate

Law and other, pertinent legal provisions, as well as

 the specified correlated items: i  authorize the

Board of Directors of the Company to amend, if

necessary, the matters that are dealt with in the

second part of Paragraph 1 of Article 59 of the

Corporate Law, ii  authorize the Executive Committee

of the Company to take all of the measures necessary

to effectuate the issuance

PROPOSAL #B.: Approve the acquisition, by any of the         ISSUER            YES             FOR                  FOR

subsidiaries of the Company, whether direct or

indirect, of the American Company Pilgrims Pride

Corporation

PROPOSAL #C.: Approve the amendment of the Corporate         ISSUER            YES             FOR                  FOR

Bylaws of the Company, for the: i amendment of the

corporate purpose in such a way as to include the

activities conducted by Bertin S.A., ii  increase of

the authorized capital limit, to up to more than

5,000,000,000 common, nominative, book-entry shares

with no par value, as a result of the issuance, iii

inclusion, in the chapter final and transitory

provisions, of Article 46, in which there will be

stated the rules applicable to the Constitution of

the Special Independent Committee that is dealt with

in CVM Guidance Opinion Number 35-2008, the

functioning of which, of a provisional nature, seeks

to comply with the ends contemplated in the mentioned

 guidance opinion, bearing in mind the proposed

operation of integration of the operations of Bertin

S.A. Bertin and of the Company, in accordance with

the terms of the material facts disclosed on 16 SEP

2009, 22 OCT 2009, and 07 DEC 2009

PROPOSAL #D.: Approve the waiver, for any persons who        ISSUER            YES             FOR                  FOR

 acquire debentures within the framework of the

issuance, as the owner of the debentures or of shares

 resulting from them, of the obligation to make a

public tender offer for the acquisition of all of the

 shares issued by the Company, as is made an option

by Article 53 of Paragraph 8, of the Corporate Bylaws

 of the Company

PROPOSAL #E.: Approve to cancel the Treasury Shares           ISSUER            YES             FOR                  FOR

PROPOSAL #F.: Ratify the hiring, by the Company's              ISSUER            YES             FOR                  FOR

Management, of Apsis Consultoria Empresarial Ltd,

with its headquarters in the city of Rio De Janeiro,

state of Rio De Janeiro, at Rua Sao Jose, No. 90,

Group 1802, with corporate taxpayer ID CNPJ-MF Number

 27.281.922-0001-70 apsis responsible for the

valuation: i  at the Company's economic value, as a

result of the transaction for the merger of shares

issued by Bertin into the Company, ii  at the market

value of the equity of Bertin and that of the

Company, in light of the merger of the shares of

Bertin into the Company, iii  at the book equity

value of the shares issued by Bertin, for the

purposes of Article 226 of the Corporate Law and

approve the respective valuation reports prepared by

PROPOSAL #G.: Approve to analyze and discuss the                ISSUER            YES             FOR                  FOR

protocol and justification of merger of shares of the

 issuance of Bertin into the Company, entered into

between the Company, as the Company carrying out the

merger, and Bertin, as the Company being merged

protocol and justification, accompanied by the

pertinent documents, taking cognizance of the opinion

 of the Company's Finance Committee

PROPOSAL #H.: Approve the merger of the shares issued        ISSUER            YES             FOR                  FOR

 by Bertin into the equity of the Company, under the

terms stated in the protocol and justification, with

the consequent increase of the Company's share

capital and the conversion of Bertin into a wholly-

owned subsidiary of the Company

PROPOSAL #I.: Approve to consolidate the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of the Company, not only as a result of the

increase of the share capital as a result of the

merger of the shares of Bertin into the Company and

the cancellation of treasury shares, but also as a

result of the matters contained in item C of the

PROPOSAL #J.: Authorize the Managers to do all the            ISSUER            YES             FOR                  FOR

acts necessary to make the resolutions contained in

the agenda effective

PROPOSAL #K.: Elect a new Member to the Company's              ISSUER            YES         AGAINST           AGAINST

Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JBS S A

  TICKER:                  N/A                 CUSIP:   P59695109

  MEETING DATE:      12/31/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Ratify the appointment and hiring by            ISSUER            YES             FOR                  FOR

the Management of the Company, of Apsis Consultoria

Empresarial Ltda, with its headquarters in the City

of Rio De Janeiro, State of Rio De Janeiro, at Rua

Sao Jose, no. 90, Group 1802, with corporate taxpayer

 ID [CNPJ/MF] number 27.281.922-0001-70 Apsis, the

specialized Company responsible for the valuation, at

 book equity value, of the equity (i) of Bertin S.A,

with corporate Taxpayer ID [CNPJ] number 09.112.489-

0001-68 [Bertin], and (ii) of Jbs Couros Ltda, with

corporate taxpayer Id [CNPJ] number 11.046489-0001-14

 [JBS Couros], a subsidiary of the Company, as well

as approve the respective valuation reports of those

companies, prepared by Apsis, on the basis of Bertins

 and JBSS balance sheets prepared on 30 SEP 2009

PROPOSAL #B.: Approve the respective protocols and            ISSUER            YES             FOR                  FOR

justifications of the mergers of Bertin and of JBS

Couros into the Company [Protocols], accompanied by

the pertinent documents, taking cognizance of the

opinion of the Company's finance committee

PROPOSAL #C.: Approve, subject to the prior approval         ISSUER            YES             FOR                  FOR

of the merger of all of the shares issued by Bertin

into the Company, which is the subject to be decided

on by the EGM called for 29 DEC 2009, i) the merger

of Bertin into the Company, and ii) the merger of Jbs

 Couros into the Company, in accordance with the

conditions stated in the protocols, with the

consequent extinction of Bertin and of Jbs Couros,

for all purposes of law

PROPOSAL #D.: Elect new Members to the Board of                 ISSUER            YES         AGAINST           AGAINST

Directors of the Company, as well as to reformulate

the size and composition of the Board of Directors of

 the Company, with it being the case that all the

members of the Board of Directors who remain in their

 positions and also those who come to be elected will

 serve out a unified term in office that will be in

effect until the AGM that will be held in 2011

PROPOSAL #E.: Authorize the Managers of the Company          ISSUER            YES             FOR                  FOR

to do all the acts necessary to effectuate the

resolutions contained in the agenda

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JBS S A

  TICKER:                  N/A                 CUSIP:   P59695109

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Amend the Article 3 of the Corporate            ISSUER            YES             FOR                  FOR

bylaws of the Company, in such a way as to add to its

 Corporate purpose

PROPOSAL #II.: Amend the Articles 16, 20 and 27 of            ISSUER            YES             FOR                  FOR

the Corporate bylaws of the Company, in such a way as

 to regulate in greater detail the mechanism for the

replacement of its Managers

PROPOSAL #III.: Approve to consolidate the Corporate         ISSUER            YES             FOR                  FOR

bylaws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JBS S A

  TICKER:                  N/A                 CUSIP:   P59695109

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the administrators accounts, the        ISSUER            YES             FOR                  FOR

 financial statements regarding the FYE 31 DEC 2009

PROPOSAL #2: Approve to decide regarding the                       ISSUER            YES             FOR                  FOR

allocation of the net profit from the FYE 31 DEC 2009

 and regarding the distribution of dividends in the

amount of BRL 61,476,484.75

PROPOSAL #3: Election of the members of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Election of the members of the Finance          ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5: Approve to set the total annual payment         ISSUER            YES         AGAINST           AGAINST

for the members of the Directors and the members of

the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JC DECAUX SA, NEUILLY SUR SEINE

  TICKER:                  N/A                 CUSIP:   F5333N100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the expenditures and non tax-         ISSUER            YES             FOR                  FOR

deductible expenses pursuant to Article 39-4 of the

General Tax Code

PROPOSAL #O.5: Approve the Regulated Agreement                    ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate on the shares of the Company

PROPOSAL #E.7: Authorize the Executive Board to                 ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

PROPOSAL #E.8: Grant powers to accomplish the                     ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JD GROUP LTD

  TICKER:                  N/A                 CUSIP:   S40920118

  MEETING DATE:      8/12/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.O.1: Approve the JD Group Share                        ISSUER            YES             FOR                  FOR

Appreciation Rights Scheme, the terms and conditions

as specified, for immediate implementation by the

Company and the Group in place of the existing JD

Group Employee Share Incentive Scheme, which is to be

 phased-out over time

PROPOSAL #2.O.2: Approve that up to 2,500,000 of the         ISSUER            YES             FOR                  FOR

Company's authorized, but unissued ordinary shares,

equivalent to 1,47% of the Company's current issued

capital, be issued as and when required, or that such

 ordinary shares be acquired in the open market, for

the purpose of administering the JD Group Share

Appreciation Rights Scheme [the SAR Scheme], further

that such ordinary shares be placed under the control

 of the Directors, who hereby authorized via specific

 authority to allot and issue ordinary shares from

time to time in accordance with the provisions of the

 SAR Scheme and subject to the requirements of the

Company's Articles, the Companies Act and the JSE

Listings Requirements

PROPOSAL #3.O.3: Approve that 11,375,783 of the                 ISSUER            YES             FOR                  FOR

Company's authorized, but unissued ordinary shares,

equivalent to 6,67% of the Company's current issued

capital, be allocated as and when required, or that

such ordinary shares be acquired in the open market,

for the purpose of phasing out the existing JD Group

Employee Share Incentive Scheme, and further that

such ordinary shares be placed under the control of

the Directors, who hereby authorize via a specific

authority to allot and issue ordinary shares from

time to time in accordance with the provisions of the

 JD Group Employee Share Incentive Scheme and subject

 to the requirements of the Company's Articles, the

Companies Act and the JSE Listings Requirements

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JD GROUP LTD

  TICKER:                  N/A                 CUSIP:   S40920118

  MEETING DATE:      2/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the consolidated                ISSUER            YES             FOR                  FOR

annual financial statements of JD Group Limited and

its subsidiaries [the Group] and of the Company for

the FYE 31 AUG 2009, including the Director's report

and the report of the Independent Auditors therein,

as well as sanctioning of a dividend for the year

PROPOSAL #2.1: Re-elect the retiring Director K.R.            ISSUER            YES             FOR                  FOR

Chauke

PROPOSAL #2.2: Re-elect the retiring Director I.S.            ISSUER            YES             FOR                  FOR

Levy

PROPOSAL #2.3: Re-elect the retiring Director M. Lock        ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect the retiring Director M.J.            ISSUER            YES             FOR                  FOR

Shaw

PROPOSAL #3.: Approve to place 2,000,000 of the                 ISSUER            YES             FOR                  FOR

Company's authorized but unissued ordinary shares,

equivalent to 1.17% of the Company's current issued

capital, under the control of the Directors,

authorize the Directors, subject to the requirements

of the Company's Articles, the Companies Act No 61 of

 1973, as amended [the Companies Act], the Listings

Requirements of the JSE Limited [the JSE Listing

Requirements], to allot and issue such ordinary

shares on any such terms and conditions as they deem

fit in the best interest of the Company; [Authority

expires at the next AGM of the Company as a general

authority in terms of Section 221(2) of the Companies

PROPOSAL #4.1: Re-appoint, Deloitte and Touch as the         ISSUER            YES             FOR                  FOR

Independent Auditors of the Company for the ensuing

period terminating on the conclusion of the next AGM

of the Company and appoint Mr. X. Botha as the

individual and designated Auditor who will undertake

the audit of the Company

PROPOSAL #4.2: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to fix and pay the Auditors remuneration for the

past year

PROPOSAL #5.1.1: Approve to pay the remuneration for         ISSUER            YES             FOR                  FOR

the FY commencing on 01 SEP 2009 as follows: as

Director for each Board meeting attended - ZAR 62,500

PROPOSAL #5.1.2: Approve to pay the remuneration for         ISSUER            YES             FOR                  FOR

the FY commencing on 01 SEP 2009 as follows: as the

Chairman for each Audit Committee meeting chaired -

ZAR 30,000, for each Risk Management Committee

meeting chaired - ZAR 25,000, of the Remuneration

Committee, per annum - ZAR 25,000, of the Nominations

 Committee, per annum - ZAR 25,000 and of the JD

Group Defined Benefit Pension Fund - nil

PROPOSAL #S.1: Authorize the Company and or a                     ISSUER            YES             FOR                  FOR

subsidiary of the Company, by way of a general

authority in terms of Sections 85 to 89 of the

Companies Act, to acquire securities issued by the

Company, upon such terms and conditions and in such

amounts as the Directors of the Company may from time

 to time determine, subject to the requirements of

the Company's Articles, the Companies Act and the JSE

 Listings Requirements, provided that [Authority

expires earlier of the next AGM of the Company or for

 15 months], and the repurchase of securities shall

not, in the aggregate, in any 1 FY, and calculated as

 at the date this authority is given, exceed 20%

[equating to 34,100,000 ordinary securities] of the

Company's issued securities of that class and, where

the Company's issued securities are repurchased by

its subsidiaries, it shall not exceed a maximum of

10% [equating to 17,050,000 ordinary securities] in

aggregate of the Company's issued securities of that

class

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JDS UNIPHASE CORPORATION

  TICKER:                  JDSU               CUSIP:   46612J507

  MEETING DATE:      11/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RICHARD E. BELLUZZO                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD L. COVERT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PENELOPE A. HERSCHER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MASOOD JABBAR                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AMENDMENTS TO CERTAIN OF OUR        ISSUER            YES             FOR                  FOR

 EXISTING EQUITY INCENTIVE PLANS TO ALLOW FOR A ONE-

TIME STOCK OPTION EXCHANGE PROGRAM FOR EMPLOYEES

OTHER THAN OUR NAMED EXECUTIVE OFFICERS AND DIRECTORS.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO OUR AMENDED         ISSUER            YES             FOR                  FOR

AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN TO

INCREASE THE NUMBER OF SHARES OF COMMON STOCK

AUTHORIZED FOR ISSUANCE.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR JDS UNIPHASE

CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JERONIMO MARTINS SGPS SA

  TICKER:                  N/A                 CUSIP:   X40338109

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to resolve on the 2009 Annual            ISSUER             NO              N/A                  N/A

report and accounts

PROPOSAL #2: Approve to resolve on the proposal for          ISSUER             NO              N/A                  N/A

the application of results

PROPOSAL #3: Approve to resolve on the 2009                        ISSUER             NO              N/A                  N/A

consolidated Annual report and accounts

PROPOSAL #4: Approve to assess in general terms the          ISSUER             NO              N/A                  N/A

Management and Audit of the Company

PROPOSAL #5: Approve to assess the statement on the          ISSUER             NO              N/A                  N/A

remuneration policy of the Management and Audit

bodies of the Company prepared by the remuneration

PROPOSAL #6: Elect the Governing Bodies for the year         ISSUER             NO              N/A                  N/A

2010-2012

PROPOSAL #7: Elect the members of the remuneration            ISSUER             NO              N/A                  N/A

committee for the year 2010-2012

PROPOSAL #8: Authorize the Board of Directors to                ISSUER             NO              N/A                  N/A

purchase and dispose of own shares of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JET AIRWAYS (INDIA) LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y4440B116

  MEETING DATE:      8/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

profit and loss account for the YE 31 MAR 2009, the

balance sheet as at that date and the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. Victoriano P. Dungca as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. Yash Raj Chopra as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Approve that Mr. Shah Rukh Khan, who            ISSUER            YES             FOR                  FOR

retires by rotation at this meeting and who has

expressed his desire not to be re-appointed, be not

re-appointed and the resulting vacancy be not filled

PROPOSAL #5.: Re-appoint Deloitte Haskins & Sells,            ISSUER            YES             FOR                  FOR

Chartered Accountants and Chaturvedi & Shah,

Chartered Accountants as the Joint Statutory Auditors

 of the Company to hold office from the conclusion of

 this AGM up to the conclusion of the next AGM of the

 Company and approve to fix their remuneration

PROPOSAL #6.: Authorize the Board of Directors of the        ISSUER            YES         AGAINST           AGAINST

 Company [the Board], pursuant to the provisions of

Section 293(1)(d) and other applicable provisions of

the Companies Act, 1956, to borrow, from time to

time, such sum or sums of money as the Board may deem

 necessary for the purpose of the business of the

Company, notwithstanding that the monies to be

borrowed together with the monies already borrowed by

 the Company [apart from the temporary loans obtained

 from the Company's Bankers in the ordinary course of

 business] and remaining outstanding at any point of

time will exceed the aggregate of paid up share

capital of the Company and its free reserves, that is

 to say, reserves not set apart for any specific

purpose, provided that the total amount up to which

monies may be borrowed by the Board and which shall

remain outstanding at any given point of time shall

not exceed the sum of INR 17,500 crores

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JET AIRWAYS (INDIA) LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y4440B116

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors                 ISSUER            YES         AGAINST           AGAINST

[Board], pursuant to the provisions of Section 81[1A]

 and other applicable provisions, if any, of the

Companies Act, 1956 [including any statutory

modifications or re-enactments thereof for the time

being in force]; and a] subject to the relevant

provisions of the Memorandum and Articles of

Association of the Company; b] subject to the

requirements of the Listing Agreement entered into by

 the Company with the Stock Exchanges on which the

Company's shares are presently listed; c] subject to

the provisions of the Foreign Exchange Management

Act, 1999 [FEMA], as amended, and all applicable

regulations framed and notifications issued

thereunder; d] subject to the Securities and Exchange

 Board of India [Disclosure and Investor Protection]

Guidelines, 2000, as amended, as applicable;

including the Guidelines for Qualified Institutions

Placement prescribed in Chapter XIII A thereof; e]

subject to all applicable circulars, notifications,

guidelines issued by the Ministry of Civil Aviation

and Directorate General of Civil Aviation; f]

pursuant to all other applicable rules, regulations,

circulars, notifications, guidelines issued by the

Ministry of Finance, the Reserve Bank of India, the

Securities and Exchange Board of India and all other

governmental or regulatory bodies in India; g]

subject to obtaining and compliance with all

necessary approvals, consents, permissions and/or

sanctions, as applicable for Foreign Direct

Investment of the Government of India [GOI], the

Foreign Investment Promotion Board [FIPB], the

Reserve Bank of India [RBI], the Securities and

Exchange Board of India [SEBI], relevant Stock

Exchanges whether in India or overseas, all other

appropriate regulatory and governmental authorities

whether in India or overseas, any institutions,

lenders and any other third parties and subject to

such conditions and modifications as may be

prescribed by any of them whilst granting such

approvals, permissions, consents and sanctions and

which may be agreed to by the Board of Directors of

the Company [the Board] which term shall include any

Committee[s] constituted or to be constituted for the

 purpose of any offering[s] to be made by the Company

 in pursuance of this Resolution]; to create, offer,

issue and allot: i] in the course of 1 or more

domestic offering[s] and/or; ii] in the course of 1

or more international offering[s], in 1 or more

foreign markets, such number of Equity Shares,

including those to be issued pursuant to Qualified

Institutional Placements [QIPs], Global Depository

Receipts [GDRs], American Depository Receipts [ADRs],

 Foreign Currency Convertible Bonds [FCCBs], and/or

convertible bonds, debentures and/or any other

securities fully or partly convertible into or

exchangeable with Equity Shares and/or other

securities convertible into Equity Shares at the

option of the Company and/or the holder[s] of such

securities and/or securities linked to Equity Shares

and/or securities with or without detachable/non-

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JFE HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J2817M100

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JGC CORPORATION

  TICKER:                  N/A                 CUSIP:   J26945105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JIANGLING MTRS LTD

  TICKER:                  N/A                 CUSIP:   Y4442C112

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the increase of quota for                 ISSUER            YES         AGAINST           AGAINST

deposit in A Company

PROPOSAL #2.: Elect Mr. Ren Qiang as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Elect Mrs. Xiong Chunying as a Director        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JIANGLING MTRS LTD

  TICKER:                  N/A                 CUSIP:   Y4442C112

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial report                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan as follows: 1) cash dividend/10 shares  tax

included : CNY 4.9000 2) bonus issue from profit

share/10 shares : none 3) bonus issue from capital

reserve  share/10 shares : none

PROPOSAL #5: Approve the capacity expansion project           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JIANGSU EXPRESSWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y4443L103

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the scope of the business as              ISSUER            YES             FOR                  FOR

stated in Article 2.2 of the Articles of Association

of the Company

PROPOSAL #2.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES             FOR               AGAINST

PROPOSAL: appoint Mr. Gao Bo as an Independent Non-

Executive Director of the Company; and approve the

signing of an appointment letter of the Independent

Non-Executive Director with Mr. Gao, with a term

commencing from the date of the 2009 Second EGM and

expiring on the date of the 2011 AGM and an annual

remuneration amounting to RMB 50,000 [after tax]

PROPOSAL #3.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES             FOR               AGAINST

PROPOSAL: appoint Mr. Xu Chang Xin as a Independent

Non-Executive Director of the Company; and approve

the signing of an appointment letter of the

Independent Non-executive Director with Mr. Xu, with

a term commencing from the date of the 2009 Second

EGM and expiring on the date of the 2011 AGM and an

annual remuneration amounting to RMB 50,000 [after

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES             FOR               AGAINST

PROPOSAL: appoint Ms. Cheng Chang Yung Tsung, Alice

as a Non-executive Director of the Company was

proposed and the signing of an appointment letter of

Non-executive Director with Ms. Chang, with a term

commencing from the date of the 2009 second EGM and

expiring on the date of the 2011 AGM and an annual

remuneration amounting to HKD 300,000 [after tax]

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES             FOR               AGAINST

PROPOSAL: appoint Mr. Fang Hung, Kenneth as a Non-

executive Director of the Company was proposed and

the signing of an appointment letter of Non-executive

 Director with Mr. Fang, with a term commencing from

the date of the 2009 second EGM and expiring on the

date of the 2011 AGM and an annual remuneration

amounting to HKD 300,000 [after tax]

PROPOSAL #6.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES             FOR               AGAINST

PROPOSAL: approve the appointment of Mr. Sun Hong

Ning as Supervisor of the Company was proposed and

the signing of an appointment letter of Supervisor

with Mr. Sun, with a term commencing from the date of

 the 2009 second EGM and expiring on the date of the

2011 AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JIANGSU EXPRESSWAY COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   Y4443L103

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the annual budget report for              ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #4: Approve the audited accounts and the              ISSUER            YES             FOR                  FOR

auditor report for the YE 31 DEC 2009

PROPOSAL #5: Approve the profit distribution scheme          ISSUER            YES             FOR                  FOR

of the Company in respect of the final dividend for

the YE 31 DEC 2009: the Company proposed to declare a

 cash dividend of RMB 0.31 for every share  tax

PROPOSAL #6: Appointment of Deloitte Touche Tohmatsu         ISSUER            YES             FOR                  FOR

Certified Public Accountants Limited

PROPOSAL #7: Approve the issue of not more than                 ISSUER            YES             FOR                  FOR

RMB1.5 billion short-term commercial papers pursuant

to the Administration Rules for Short-term Commercial

 Papers promulgated by the People's Bank of China

within one year from the date of approval of this

resolution and authorize of Mr. Shen Chang Quan and

Mr. Qian Yong Xiang, both being Directors of the

Company, to deal with the matters related to the issue

PROPOSAL #8.A: Approve the salary adjustment of Mr.          ISSUER            YES             FOR                  FOR

Fan Cong Lai, an Independent Non-Executive Director

of the Company, from RMB50,000 per annum to RMB60,000

 per annum (after tax)

PROPOSAL #8.B: Approve the salary adjustment of Mr.          ISSUER            YES             FOR                  FOR

Chen Dong Hua, an Independent Non-Executive Director

of the Company, from RMB50,000 per annum to RMB60,000

 per annum (after tax)

PROPOSAL #8.C: Approve the salary adjustment of Mr.          ISSUER            YES             FOR                  FOR

Xu Chang Xin, an Independent Non-Executive Director

of the Company, from RMB50,000 per annum to RMB60,000

 per annum (after tax)

PROPOSAL #8.D: Approve the salary adjustment of Mr.          ISSUER            YES             FOR                  FOR

Gao Bo, an Independent Non-Executive Director of the

Company, from RMB50,000 per annum to RMB60,000 per

annum (after tax)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JIANGXI COPPER CO LTD

  TICKER:                  N/A                 CUSIP:   Y4446C100

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the year of 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year of 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the auditors' report for the year of 2009

PROPOSAL #4: Approve the proposal for distribution of        ISSUER            YES             FOR                  FOR

 profit of the Company for the year of 2009

PROPOSAL #5: Appoint Ernst & Young Hua Ming and Ernst        ISSUER            YES             FOR                  FOR

 & Young as the Company's domestic and International

Auditors for the year of 2010 and to authorise the

Board of Directors of the Company to determine their

remunerations and any one Executive Director of the

Company to enter into the service agreement and any

other related documents with Ernst & Young Hua Ming

and Ernst & Young

PROPOSAL #S.6: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to issue new H shares of not more than 20% of the

total H shares in issue as at the date of the AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JINDAL STEEL & POWER LTD

  TICKER:                  N/A                 CUSIP:   Y4447P100

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Sections 13, 16, 94(1)(a) and (e), 97 and other

applicable provisions of the Companies Act, 1956 and

Articles 4 and 9 of the Articles of Association of

the Company, to reclassify the authorized share

capital of the Company by the cancellation of

1,00,00,000 preference Shares of INR 100 each and

simultaneous creation of fresh 100,00,00,000 Equity

Shares of INR 1 each; and to increase the authorized

share capital of the Company to INR 200,00,00,000 by

the creation of additional 80,00,00,000 Equity Shares

 of INR 1 each; and to substitute Clause V of the

Memorandum of Association of the Company with the

specified new Clause; authorize the Board of

Directors, for the purpose of giving effect to this

Resolution, to do all such acts, deeds and things and

 give such directions as it may consider necessary

PROPOSAL #S.2: Amend, pursuant to Section 31 and                ISSUER            YES             FOR                  FOR

other applicable provisions of the Companies Act,

1956, Article 3 of the Articles of Association of the

 Company as specified

PROPOSAL #3.: Authorize the Board of Directors,                 ISSUER            YES             FOR                  FOR

pursuant to the applicable provisions of the

Companies Act, 1956, Article 175 of the Articles of

Association of the Company, Securities and Exchange

Board of India [Disclosure & Investor Protection]

Guidelines, 2000 and such other approvals,

permissions and sanctions as may be necessary and

subject to such terms and modifications as may be

specified while according such approvals, to

capitalize a sum not exceeding INR 77,56,51,530 out

of 'Securities Premium Account' as per the audited

accounts for the FYE 31 MAR 2009 and to transfer the

said amount to Share Capital Account which shall be

utilized for allotment of 77,56,51,530 new Equity

Shares of INR 1 each as fully paid Bonus Shares to

the persons who shall be the holders of the existing

Equity Shares of INR 1 each of the Company as per

Book Closure to be fixed by the Board later, in the

proportion of 5 new Equity Shares for every 1

existing Equity Share held by such persons; approve,

pursuant to Securities and Exchange Board of India

[Employee Stock Option Scheme and Employee Stock

Purchase Scheme] Guidelines 1999 and consequent to

issue of Bonus shares, to make fair and reasonable

adjustment in price and number of shares to be issued

 against stock options, whether granted or to be

granted under Employee Stock Option Scheme-2005 of

the Company and authorize the Compensation Committee

to make fair and reasonable adjustment for this

purpose; approve to issue and allot the Bonus shares

subject to the specified terms and conditions;

authorize the Board, for the purpose of giving effect

 to this Resolution, to do all such acts, deeds and

things and give such directions as may be necessary

or desirable and to settle all questions or

difficulties whatsoever that may arise with regard to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JINDAL STEEL & POWER LTD

  TICKER:                  N/A                 CUSIP:   Y4447P100

  MEETING DATE:      9/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009 and profit and loss account for the

FYE on that date and the reports of the Directors and

 Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri Ratan Jindal as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri Anand Goel as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri Sushil Kumar Maroo as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. S.S. Kothari Mehta & Co.,         ISSUER            YES             FOR                  FOR

Chartered Accountants as the Auditors of the Company

to hold office from the conclusion of this meeting to

 the conclusion of the next meeting and approve to

fix their remuneration

PROPOSAL #7.: Appoint, in accordance with the                     ISSUER            YES             FOR                  FOR

provisions of Section 257 and all other applicable

provisions of the Companies Act, 1956, Shri Haigreve

Khaitan as a Director of the Company, who is liable

to retire by rotation

PROPOSAL #8.: Appoint, in accordance with the                     ISSUER            YES             FOR                  FOR

provisions of Section 257 and all other applicable

provisions of the Companies Act, 1956, Shri Rahul

Mehra as a Director of the Company, who is liable to

retire by rotation

PROPOSAL #9.: Appoint, in accordance with the                     ISSUER            YES             FOR                  FOR

provisions of Section 257 and all other applicable

provisions of the Companies Act, 1956, Shri Hardip

Singh Wirk as a Director of the Company, who is

liable to retire by rotation

PROPOSAL #S.10: Approve, pursuant to Section                       ISSUER            YES             FOR                  FOR

293[1][e] of the Companies Act, 1956, to contribute,

from time to time, an amount not exceeding INR 200

crores to M/s. Om Prakash Jindal Gramin Jan kalyan

Sansthan[Sansthan] and/or O.P Jindal Global

University [University] by way of donation for

setting up O.P Jindal Global University in the state

of haryana at sonepat which shall be over and above

the annual limits of contribution approved by the

Board in its meeting held on 27 MAY 2008 i.e. 5% of

the average net profits of the Company for

immediately preceding 3 FY's; and authorize the Shri

Naveen Jindal, Executive Vice Chairman & Managing

Director of the Company to decide and approve the

amount[s] of donation/contribution that may be given

to the Sansthan and/or university from time to time,

within the above mentioned limit

PROPOSAL #S.11: Appoint, pursuant to the provisions          ISSUER            YES             FOR                  FOR

of Section 314 and other applicable provisions of the

 Companies Act, 1956 read with Director's

Relatives[Office or place of profit] rules, 2003 and

subject to approval of Central Government, Shri Paras

 Goel as the Assistant General Manager-Sales &

Marketing of the Company with effect from 01 OCT 2009

 on terms and conditions including remuneration as

specified; authorize Shri Naveen Jindal, Executive

Vice Chairman & Managing Director and Shri Vikrant

Gujral, Vice Chairman & Chief Executive Officer of

the Company severally to determine from time to time,

 actual amount of remuneration as per above, change

terms of his appointment, change his designation and

increase his remuneration within the above mentioned

limits; approve in accordance with standing practice

of the Company, the salary of Shri Paras Goel may be

revised from 01 APR every year and first such

revision may take effect from 01 APR 2010; authorize

Shri Ashok Alladi, Wholetime Director and Shri T.K

Sadhu, Company Secretary severally to apply to and

seek approval of Central Government to the

appointment of Shri Paras Goel and take such other

steps to ado all such things as may be deemed

necessary for giving effect to this resolution; and

the Sub-Committee of Directors to alter, change or

modify any of the above mentioned terms of

remuneration as may be directed or advised by the

central government while considering approval under

Section 314 of the Companies Act, 1956 without

PROPOSAL #S.12: Authorize the Board of Directors, in         ISSUER            YES         AGAINST           AGAINST

accordance with the provisions of Section 81[1A] and

all other applicable provisions of the Companies Act,

 1956, Foreign Exchange Management Act, 1999

(including any regulation, statutory modification[s]

or reenactment[s] thereof for the time being in force

 including but not limited to Foreign Exchange

Management [Transfer or Issue of Securities by a

person resident outside India] Regulation, 2000, the

issue of foreign currency convertible bonds and

ordinary shares [through Depository Receipt

Mechanism] Scheme, 1993 and also the provisions of

any other applicable Law[s], rules, regulations and

in accordance with relevant provisions of Memorandum

and Articles of Association of the Company and

subject to the approval, consent, permission and/or

sanction of the Ministry of Finance [MOF], Government

 of India [GOI], Reserve Bank of India [RBI],

Securities and Exchange Board of India [SEBI], Stock

Exchanges and/or any other appropriate authorities,

institutions or bodies, as may be necessary and

subject to such conditions and modifications as may

be prescribed in granting such approvals, consents

and permissions, which may be agreed to by the Board

of Directors of the Company [hereinafter referred to

as the Board which terms shall include a Committee of

 Directors], to offer, issue and allot, in one or

more tranches, any securities including Global

Depository Receipts [GDR] and/or American Depository

Receipts [ADR] and/or Foreign Currency Convertible

Bonds [FCCB] and/or Convertible Bonds/Debentures

and/or Euro Convertible Bonds whether

cumulative/redeemable/partly/fully convertible and/or

 securities partly or fully convertible into equity

shares and/or securities linked to equity shares

and/or any instruments or securities with or without

detachable warrants or such other types of securities

 representing either equity shares and / or

convertible securities [hereinafter collectively

referred to as Securities] in India or in one or more

 foreign market[s] to be subscribed in foreign

currency[ies]/Indian Rupees by Foreign/Domestic

Investors, including Non-Residents, Foreign

Institutional Investors, Non-Resident Indians,

Foreign Nationals, Corporate Bodies, Banks,

Institutions, Mutual Funds or such other eligible

entities or persons as may be decided by the Board in

 accordance with applicable laws, whether or not such

 persons/entities/investors are Members of the

Company, through Prospectus, offering letter,

circular Memorandum or through any other mode, from

time to time, as may be deemed appropriate by the

Board on such terms and conditions as the Board may,

in its sole and absolute discretion, deem fit up to

US Dollars 750 million equivalent to approximately

INR 3750 crores [with a right to the Board to retain

additional allotment, such amount of subscription not

 exceeding 25% of the amount of initial offer of each

 tranche as the Board may deem fit] on such terms and

 conditions including pricing [subject to the minimum

 pricing norms prescribed by SEBI, RBI and/or any

PROPOSAL #13.: Approve, pursuant to Sections 198,              ISSUER            YES             FOR                  FOR

309, 310 and all other applicable provisions and

Schedule XIII to the Companies Act, 1956, to increase

 the commission payable to Shri Naveen Jindal,

Executive Vice Chairman & Managing Director to 2% of

net profits [on stand alone basis] of the Company

from FY 2008-09 till the completion of his present

tenure; all other terms of remuneration including

salary, perquisites, allowances, etc; approved by the

 shareholders in the AGM held on 26 SEP 2008 shall

PROPOSAL #14.: Approve, pursuant to Sections 198,              ISSUER            YES             FOR                  FOR

309, 310 and all other applicable provisions and

Schedule XIII to the Companies Act, 1956, to increase

 annual remuneration of Shri Anand Goel, Deputy

Managing Director of the Company from INR 1,00,00,000

 to INR 1,20,00,000 from 01 OCT 2008 by increasing

special allowance from INR 2,22,550 to INR 3,89,216

per month; all other terms of remunerations including

 salary, perquisite, allowances etc; approved by the

shareholders in the AGM held on 26 SEP 2008 shall

remain unchanged

PROPOSAL #15.: Approve, pursuant to Section 198, 309,        ISSUER            YES             FOR                  FOR

 310 and all other applicable provisions and Schedule

 XIII to the Companies Act, 1956, to revise

remuneration of Shri Vikrant Gujral, Vice Chairman &

Chief Executive Officer of the Company in the

following manner with effect from 01 APR 2009 as

specified

PROPOSAL #16.: Approve, pursuant to Section 198, 309,        ISSUER            YES             FOR                  FOR

 310 and all other applicable provisions, and

Schedule XIII to the Companies Act, 1956, to revise

remuneration of Shri Anand Goel, Jt. Managing

Director of the Company in the following manner with

effect from 01 APR 2009 as specified

PROPOSAL #17.: Approve, pursuant to Section, 198,              ISSUER            YES             FOR                  FOR

309, 310 and all other applicable provisions and

Schedule XIII to the Companies Act, 1956, to revise

remuneration of Shri Ashok Alladi, Wholetime Director

 finance of the Company in the following manner with

effect from 01 APR 2009 as specified

PROPOSAL #18.: Approve, pursuant to Section, 198,              ISSUER            YES             FOR                  FOR

309, 310 and all other applicable provisions and

Schedule XIII to the Companies Act, 1956, to revise

remuneration of Shri Arun Kumar Mukherji, Wholetime

Director of the Company in the following manner with

effect from 01 APR 2009 as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JINZHOU PORT CO LTD

  TICKER:                  N/A                 CUSIP:   Y44469107

  MEETING DATE:      9/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the issuance of short-term                ISSUER            YES             FOR                  FOR

financing bills

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JINZHOU PORT CO LTD

  TICKER:                  N/A                 CUSIP:   Y44469107

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #3: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan as: 1) cash dividend/10 shares (tax included):

CNY 0.0000 2) bonus issue from profit (share/10

shares): none 3) bonus issue from capital reserve

(share/10 shares): none

PROPOSAL #6: Re-appoint the Audit Firm                                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #8: Re-elect Zhang Hongwei, Xing Jijun, Zhan        ISSUER            YES             FOR                  FOR

 Wei,Wang Hongsuo, Zhen Li,Xia Dexiang, Fei Hongbin,

Huang Fangyi, Liu Yongze, Li Fuxue, Zhao Zhibang as

the Directors

PROPOSAL #9: Re-election of Supervisors                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JOHNSON & JOHNSON

  TICKER:                  JNJ                 CUSIP:   478160104

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARY SUE COLEMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES G. CULLEN           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL M.E. JOHNS      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: SUSAN L. LINDQUIST      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ANNE M. MULCAHY           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LEO F. MULLIN               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM D. PEREZ         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CHARLES PRINCE             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID SATCHER               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WILLIAM C. WELDON        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION   SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #04: SPECIAL SHAREOWNER MEETINGS                        SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JOHNSON CONTROLS, INC.

  TICKER:                  JCI                 CUSIP:   478366107

  MEETING DATE:      1/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID P. ABNEY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. BARNETT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E.C. REYES-RETANA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY A. JOERRES                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS         ISSUER            YES             FOR                  FOR

AS INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: CONSIDERATION OF A SHAREHOLDER PROPOSAL   SHAREHOLDER        YES         AGAINST               FOR

 TO ADOPT A MAJORITY VOTE STANDARD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JOHNSON ELECTRIC HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G5150J140

  MEETING DATE:      8/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt and receive the audited                        ISSUER            YES             FOR                  FOR

consolidated accounts and reports of the Directors

and of the Auditor for the YE 31 MAR 2009

PROPOSAL #2.A: Re-elect Ms. Winnie Wing-Yee Wang as          ISSUER            YES             FOR                  FOR

an Executive Director

PROPOSAL #2.B: Re-elect Mr. Austin Jesse Wang as an          ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #2.C: Re-elect Mr. Oscar De Paula Bernardes         ISSUER            YES             FOR                  FOR

Neto as an Executive Director

PROPOSAL #3.: Approve to confirm the fees of Directors      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditor of the Company

at a fee to be agreed with the Directors

PROPOSAL #5.: Approve the Long-Term Incentive Share          ISSUER            YES             FOR                  FOR

Scheme [a copy of which has been submitted to the

meeting and signed by the Chairman of the meeting for

 the purpose of identification]; and authorize the

Directors of the Company to implement the same and to

 grant shares and to issue and allot additional

shares of the Company up to 2.5% of the aggregate

nominal amount of the issued share capital of the

Company as at the date of passing this resolution

PROPOSAL #6.: Authorize the Directors of the Company         ISSUER            YES         AGAINST           AGAINST

to issue, allot and dispose of additional shares in

the capital of the Company and to make or grant

offers, agreements and options during and after the

relevant period, not exceeding 20% of the aggregate

nominal amount of the issued share capital of the

Company, otherwise than pursuant to: i) a rights

issue; or ii) the exercise of options granted under

the Company's Share Option Scheme; [Authority expires

 the earlier of the conclusion of the next AGM of the

 Company or the expiration of the period within which

 the next AGM is to be held Bye-Laws of the Company

or any applicable law of Bermuda]

PROPOSAL #7.: Authorize the Directors to purchase its        ISSUER            YES             FOR                  FOR

 own shares, subject to and in accordance with all

applicable laws, of the Company during the relevant

period, on the Stock Exchange of Hong Kong Limited or

 any other stock exchange recognized for this purpose

 by the Securities and Futures Commission of Hong

Kong and The Stock Exchange of Hong Kong Limited

under the Hong Kong Code on share repurchases for

such purposes, subject to and in accordance with all

applicable laws, not exceeding 10% of the aggregate

nominal amount of the issued share capital of the

Company; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is to be held by law Bye-Laws of the

Company or any applicable law of Bermuda]

PROPOSAL #8.: Approve, conditional upon the passing          ISSUER            YES         AGAINST           AGAINST

of Resolutions 6 and 7 as set out in the Notice

convening this meeting, the aggregate nominal amount

of the share capital of the Company which may be

allotted or agreed conditionally or unconditionally

to be allotted by the Directors of the Company

repurchased by the Company pursuant to such general

mandate shall be added by an amount representing the

aggregate nominal amount of the share capital of the

Company repurchased by the Company under the

authority granted by the Resolution 7, provided that

such additional amount shall not exceed 10% of the

aggregate nominal amount of the issued share capital

of the Company at the date of the passing of this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JOHNSON MATTHEY PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G51604109

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts for the         ISSUER            YES             FOR                  FOR

YE 31 MAR 2009

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 26.0 pence         ISSUER            YES             FOR                  FOR

per share on the ordinary shares

PROPOSAL #4.: Elect Sir Thomas Harris as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5.: Elect Mr. R.J. MacLeod as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect Sir John Banham as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Mr. N.A.P. Carson as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8.: Re-elect Mr. L.C. Pentz as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditors for the forthcoming year

PROPOSAL #10.: Authorize the Directors to determine          ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #11.: Authorize the Company to make                       ISSUER            YES             FOR                  FOR

political donations and incur political expenditure

within certain limits

PROPOSAL #12.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Company

PROPOSAL #13.: Authorize the Directors to allot shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to disapply the pre-emption          ISSUER            YES             FOR                  FOR

rights attaching to shares

PROPOSAL #S.15: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #S.16: Approve to call general meetings                ISSUER            YES             FOR                  FOR

other than AGMs on not less than 14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JOLLIBEE FOODS CORPORATION

  TICKER:                  N/A                 CUSIP:   Y4466S100

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Call to order                                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve to certify the corporate                     ISSUER            YES             FOR                  FOR

secretary on notice and quorum

PROPOSAL #3: Approve the minutes of the last annual          ISSUER            YES             FOR                  FOR

stockholders' meeting

PROPOSAL #4: Approve the President's report                         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Ratify the actions by the Board of                 ISSUER            YES             FOR                  FOR

Directors and the Officers of the Corporation

PROPOSAL #6.1: Election of Tony Tan Caktiong as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.2: Election of William Tan Untiong as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.3: Election of Ernesto Tanmantiong as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.4: Election of Ang Cho Sit as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.5: Election of Antonio Chua Poe Eng as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.6: Election of Felipe B. Alfonso as an            ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #6.7: Election of Monico Jacob as an                     ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #7: Appointment of the External Auditors               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Other matters                                                     ISSUER             NO              N/A                  N/A

PROPOSAL #9.: Adjournment                                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JPMORGAN CHASE & CO.

  TICKER:                  JPM                 CUSIP:   46625H100

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CRANDALL C. BOWLES      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEPHEN B. BURKE         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID M. COTE               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES S. CROWN             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES DIMON                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ELLEN V. FUTTER           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM H. GRAY,         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1H: ELECTION OF DIRECTOR: LABAN P. JACKSON,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID C. NOVAK             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LEE R. RAYMOND             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: WILLIAM C. WELDON        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF INDEPENDENT REGISTERED          ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION        ISSUER            YES             FOR                  FOR

PROPOSAL #04: POLITICAL NON-PARTISANSHIP                          SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #05: SPECIAL SHAREOWNER MEETINGS                        SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #06: COLLATERAL IN OVER THE COUNTER                  SHAREHOLDER        YES         AGAINST               FOR

DERIVATIVES TRADING

PROPOSAL #07: SHAREHOLDER ACTION BY WRITTEN CONSENT       SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #08: INDEPENDENT CHAIRMAN                                     SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #09: PAY DISPARITY                                                 SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #10: SHARE RETENTION                                             SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JS GROUP CORPORATION

  TICKER:                  N/A                 CUSIP:   J2855M103

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JSE LTD

  TICKER:                  N/A                 CUSIP:   S4254A102

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the group financial statements          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009 and the reports of the

Directors and the Auditors

PROPOSAL #2: Re-election of Bobby Johnston as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3: Re-election of David Lawrence as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4: Re-election of Sam Nematswerani as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5: Re-election of K K Combi as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #6: Re-election of Nonkululeko Nyembezi                ISSUER            YES             FOR                  FOR

Heita as a Director during the year as a consequence

of the acquisition of the Board Exchange of South

Africa Limited

PROPOSAL #7: Re-election of KPMG Inc as the Auditors         ISSUER            YES             FOR                  FOR

and to appoint Vanessa Yuill as the designated

Auditor to hold the office for the ensuing year

PROPOSAL #8: Approve the final dividend of 192 cents         ISSUER            YES             FOR                  FOR

per ordinary share as proposed by the Directors

PROPOSAL #9: Approve the JSE long-term incentive                ISSUER            YES             FOR                  FOR

scheme 2010 a copy of which has been intialled by the

 Chairman of the AGM for purposes of identification

and tabled at this meeting and ; Authorize the

Directors to do all such things and sign all

documents and take all such actions as may be

necessary for the establishment and bringing into

effect of LTIS 2010 including but not limited to the

founding of the trust to operate LTIS 2010

PROPOSAL #S.10: Authorize the JSE LTIS 2010 trust of         ISSUER            YES             FOR                  FOR

a specific authority in terms of Sections 85 to 89 of

 the Companies Act no 61 of 1973, as amended, the

Listings requirements of the JSE and Article 12 of

the Company's Articles of Association, to acquire

from time to time in the open market at the then

ruling price, no more than 2,100,000 two million one

hundred thousand ordinary shares in the Company in

aggregate during the period commencing 01 MAY 2010

and ending 31 DEC 2013, for the purposes of giving

effect to LTIS 2010, and further for the duration of

LTIS 2010, acquire for non-consideration the ordinary

 shares in the Company forfeited by LTIS 2010

participation in terms of the Rules of LTIS 2010 from

 time to time, provided that JSE LTIS 2010 Trust may

not acquire securities in the Company in the open

market during a prohibited CONTD..

PROPOSAL #S.11: Authorize the Directors contemplated         ISSUER            YES             FOR                  FOR

in Sections 85 to 90 of the Companies Act, to

facilitate the acquisition by the Company, from time

to time, of the issued shares of the Company upon

such terms and conditions and in such amounts as the

Directors of the Company may from time to time

determine, but subject to the provisions of the Act

and the JSE Listings requirements; approve shall

endure until the following AGM of the Company

whereupon this approval shall lapse unless it is

renewed at the aforementioned AGM, provided that it

shall not extend beyond 15 months from the date of

passing registration of the Special resolution, it is

 being recorded that the JSE Listings requirements

currently require, that the Company may make a

general repurchase of Securities subject to the

following limitations; that the general CONTD..

PROPOSAL #12: Approve the remuneration policy of the         ISSUER            YES             FOR                  FOR

JSE as set out on pages 37 to 40 of the annual report

 under the heading Remuneration Policy; the services

of a remuneration advisory consultancy have been

retained by the JSE to advise on the remuneration

structure and level of fees paid by the JSE to its

non-executive Directors. The advice has been provided

 on an Independent and arms length basis. The

comparator group used by the remuneration advisory

consultancy for the purposes of benchmarking the fees

 paid by the JSE to its non-executive Directors

included banks, short-and long term insures and niche

 financial services organizations listed on the JSE;

JSE policy is to fix the remuneration of its non-

executive Directors at or around the median paid by

the comparator group

PROPOSAL #13: Approve with effect from 01 MAY 2010            ISSUER            YES             FOR                  FOR

the annual retainer to be paid to non-executive

Directors of the JSE be increased by 9%

PROPOSAL #14: Approve with effect from 01 MAY 2010            ISSUER            YES             FOR                  FOR

the meeting fee to be paid to non-executive Directors

 of the JSE be increased by 9%

PROPOSAL #15.1: Approve the meeting fee for the                 ISSUER            YES             FOR                  FOR

Members of the Audit Committee be increased by 20%

PROPOSAL #15.2: Approve the retainer for the Chairman        ISSUER            YES             FOR                  FOR

 of the Audit Committee be increased by 20%

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JSFC SISTEMA

  TICKER:                  N/A                 CUSIP:   X0020N117

  MEETING DATE:      2/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the transactions with an                     ISSUER            YES             FOR                  FOR

interested party

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JSR CORPORATION

  TICKER:                  N/A                 CUSIP:   J2856K106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JSW STEEL LTD

  TICKER:                  N/A                 CUSIP:   Y44680109

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, the profit and loss account

for the YE on that date together with the reports of

the Board of Directors and the Auditors thereon

PROPOSAL #2.: Declare dividend on 10% cumulative                ISSUER            YES             FOR                  FOR

redeemable preference shares

PROPOSAL #3.: Declare dividend on 11% cumulative                ISSUER            YES             FOR                  FOR

redeemable preference shares

PROPOSAL #4.: Declare dividend on equity share                    ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint Mr. Sajjan Jindal as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Dr. S.K. Gupta as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint Dr. Vinod Nowal as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #8.: Appoint Messrs Deloitte Haskins &                 ISSUER            YES             FOR                  FOR

Sells, Chartered Accountants as the Statutory

Auditors of the Company to hold office from the

conclusion of this AGM until the conclusion of the

next AGM of the Company and approve to fix their

PROPOSAL #9.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: appoint Mr. Kannan

Vijayaraghavan as a Director of the Company, whose

period of office shall be liable to determination by

retirement of the Directors by rotation

PROPOSAL #10.: Appoint Mr. Jayant Acharya as a                   ISSUER            YES             FOR                  FOR

Director of the Company, whose period of office shall

 be liable to determination by retirement of the

Directors by rotation

PROPOSAL #11.: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 259, 309 and 310 read with Schedule

XIII and other applicable provisions of the Companies

 Act 1956, the appointment of Mr. Jayant Acharya as a

 Whole-time Director of the Company, designated as a

Director [Sales & Marketing] for a period of 5 years,

 with effect from 07 MAY 2009, upon such terms and

conditions as are set out in the Draft Agreement to

be executed with Mr. Jayant Acharya [as specified],

with specific authority to the Board of Directors to

alter or vary the terms and conditions of the said

appointment and/or agreement including the

remuneration which shall be exceed an overall ceiling

 of INR 18,00,000 per month as may be agreed to

between the Board of Directors and Mr. Jayant Acharya

PROPOSAL #12.: Approve, in partial modification of            ISSUER            YES             FOR                  FOR

the resolution passed at the 13th AGM of the Company

held on 13 JUN 2007 and subject to the provisions of

Section 198, 269, 309 and 310 read with Schedule XIII

 and other applicable provisions, if any, of the

Companies Act 1956, the revision in the terms of

remuneration of Mr. Sajjan Jindal with effect of 01

JAN 2009 for the remuneration of his tenure as the

Vice Chairman and Managing Director of the Company,

i.e. up to 07 JUL 2012 as specified

PROPOSAL #13.: Approve, in partial modification of            ISSUER            YES             FOR                  FOR

the resolution passed at the 13th AGM of the Company

held on 13 JUN 2007 and subject to the provisions of

Section 198, 269, 309 and 310 read with Schedule XIII

 and other applicable provisions, if any, of the

Companies Act 1956, the re-designation of Dr. Vinod

Nowal as Director and Chief Executive Officer

[Vijayanagar Works] with effect from 01 APR 2009 and

the increase in the ceiling of remuneration payable

to him with effect from 01 APR 2008 for the reminder

of his tenure up to 29 APR 2012 from INR 9,00,000 per

 month to INR 18,00,000 per month, as specified and

Dr. Vinod Nowal [as specified], with specific

authority to the Board of Directors to alter or vary

the terms and conditions of the said appointment

and/or agreement including the remuneration which

shall be exceed an overall ceiling of INR 18,00,000

per month, as may be agreed to between the Board of

Directors and Dr. Vinod Nowal

PROPOSAL #14.: Approve, in partial modification of            ISSUER            YES             FOR                  FOR

the resolution passed at the 12th AGM of the Company

held on 25 JUL 2006 and subject to the provisions of

Section 198, 269, 309 and 310 read with Schedule XIII

 and other applicable provisions, if any, of the

Companies Act 1956, the increase in the ceiling of

remuneration payable to Mr. Seshagiri Rao M.V.S with

effect from 01 APR 2008 for the reminder of his

tenure as a Whole-time Director of the Company

designated as Director [Finance] i.e. up to 05 APR

2009 from INR 9,00,000 per month to INR 18,00,000 per

 month, with specific authority to the Board of

Directors of the Company to fix alter or vary the

remuneration within the said ceiling of INR 18,00,000

 per month as may be agreed to between the Board of

Directors and Mr. Seshagiri Rao M.V.S

PROPOSAL #15.: Approve, subject to the provisions of         ISSUER            YES             FOR                  FOR

Section 198, 269, 309 and 310 read with Schedule XIII

 and other applicable provisions, if any, of the

Companies Act 1956, the re-appointment of Mr.

Seshagiri Rao M.V.S as a Whole-time Director of the

Company and his redesignation as Managing Director &

Group CFO for a period of 5 years with effect from 06

 APR 2009, upon such terms and conditions as

specified, with specific authority to the Board of

Directors to alter or vary the terms and conditions

of the said appointment and/or agreement including

the remuneration which shall not exceed an overall

ceiling of INR 28,00,000 per month as may be agreed

to between the Board of Directors and Mr. Seshagiri

PROPOSAL #S.16: Authorize the Board, pursuant to the         ISSUER            YES         AGAINST           AGAINST

provisions of Section 81(1A) and other applicable

provisions, if any of the Companies Act 1956, the

provisions of applicable XIII-A of the SEBI

[Disclosure and Investor Protection] Guidelines 2000

as amended [hereinafter referred to as the SEBI

Guidelines] the provisions of the Foreign Exchange

Management [transfer or issued of Security by a

Person Resident outside India] Regulation,2000 as

also of any other applicable laws, rules, regulations

 and Guidelines [including any amendments thereto or

re-enactment thereto or re-enactment thereof] and the

 enabling provisions in the Memorandum and Articles

of Association of the Company with the Stock

Exchanges where the equity shares of the Company are

listed, and subject to all such approvals, consents,

permissions and/or sanctions from all appropriate

authorities, including the Securities and Exchange

Board of India [SEBI], Government of India, Reserve

Bank of India, Financial Institutions, Banks, Agents,

 & Trustees and Stock Exchanges [herein after singly

or collectively, referred to as the appropriate

authorities] and subject to such conditions and

modifications as may be prescribed or imposed by any

of them while granting any such consents,

permissions, approvals requisite approval] which may

be agreed to by the Board of Directors of the

Company, [hereinafter singly or collectively referred

 to as the requisite approvals] which may be agreed

to by the Board of Directors of the Company

[hereinafter singly or collectively referred to as

the Board which term shall be deemed to include any

Committee(s), which the Board which term shall be or

hereinafter constitution in this behalf to exercise

the power conferred on the Board by this resolution],

 to create offer, issue, and allot in 1 or more

tranches, equity shares or fully Convertible

Debentures [FCDs]/Partly Convertible Debentures

[PCDs]/optionally Convertible Debentures [OCDs]/Non-

convertible Debentures [NCDs] with warrants or any

other Securities [other than warrants] or a

combination thereof, which are convertible into or

exchangeable with equity shares of the Company at a

later date [hereinafter collectively referred to as

the specified securities] to Qualified Institutional

Buyers [QIB] [as defined in the SEBI Guidelines] by

way of Qualified Institutional Placement, as provided

 under Chapter XIII-A of the SEBI Guidelines for an

aggregate amount not exceeding USD 1 billion or its

Indian rupee equivalent, inclusive of such premium as

 may be decided by the Board, at a price which shall

not be less than the price determined in accordance

with the pricing formula stipulated under Chapter

XIII-A of the SEBI Guidelines; the relevant date for

the purpose of arriving at the aforesaid minimum

issue price of the specified securities shall be the

date of the meeting in which the Board or any

Committee thereof constituted/to be constituted],

decides to open the issue of specified securities,

subsequent to the receipt of shareholders approval in

PROPOSAL #S.17: Authorize the Board: in supersession         ISSUER            YES         AGAINST           AGAINST

of the resolution passed at the 13th AGM of the

Company held on 13 JUN 2007 and in accordance with

the provisions of Section 81(1A) and other applicable

 provisions, if any, of the Companies Act, 1956,

Foreign Exchange Management Act, 1999 Foreign

Exchange Management [transfer or issue of security by

 a person resident outside India] Regulations 2000,

the Issue of Foreign Currency Convertible Bonds and

ordinary Shares [through Depository Receipt

Mechanism] Scheme, 1993, as also of any other

applicable laws, rule, regulations and guidelines

[including any amendment thereto or re-enactment

thereof] and the enabling provisions in the

Memorandum of Articles of Association of the Company

and the Listing Agreements entered into by the

Company with the Stock Exchanges where the shares of

the Company are listed and in accordance with the

regulations and guidelines issued by and subject to

all such approvals, consents, permissions and

sanctions of the government of India, Reserve Bank of

 India, Securities and Exchange Board of India [SEBI]

 and all other appropriate and/or concerned

authorities and subject to such conditions and

modifications, as may be prescribed by any of them

while granting such approvals, consents, permissions,

 and sanctions which may be agreed to by the Board of

 Directors of the Company [hereinafter referred to as

 'the Board' which term shall be deemed to include

any Committee(s), which the Board may have

constituted or hereafter constitute in this behalf to

 exercise the powers conferred on the Board by this

resolution], to accept, if it thinks fit in the

interest of the Company, to create, offer, issue and

allot such manner of Foreign Currency Convertible

Bonds [FCCBs]/ Global Depository Receipts [GDRs]

American Depository Receipts [ADRs] Warrants and/or

other instruments convertible into equity shares

optionally or otherwise [hereinafter referred to as

'Securities'] or any combination of such securities,

whether rupee denominated or denominated in foreign

currency, for an aggregate sum of up to USD 1 billion

 or its equivalent on any other currency[ies],

inclusive of such premiums as may be determined by

the Board in the course of an international offering,

 in 1 or more foreign markets(s), to all eligible

investors including foreign/ resident/ Non-resident

investors [whether intuitions/incorporated

Bodies/mutual funds/trusts/ Foreign Institutional

Investors/ Banks and/or otherwise, of a public issue

through circulation of an offering circular or

prospectus times, in such tranche or tranches, at

such price or prices in such manner and on such terms

 and condition as my be deemed appropriate by the

Board at the time of such issue or allotment

considering the prevailing market conditions and

other relevant factors, wherever necessary in

consultation with the Lead Managers, Underwriters and

 Advisors; the Securities to be create offered,

issued and allotted shall be subject to the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JSW STEEL LTD

  TICKER:                  N/A                 CUSIP:   Y44680109

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board in its absolute            ISSUER            YES             FOR                  FOR

discretion, pursuant to the provisions of Section

81(1A) and other applicable provisions, if any, of

the Companies Act, 1956, the provisions of Chapter

VII of the SEBI  Issue of Capital & Disclosure

requirements  regulations, 2009, as also of any other

 applicable laws, rules, regulations, and guideless

including any amendment thereto or reenactment

thereof  and the enabling provisions in the

Memorandum and Articles of Association of the Company

 and the Listing Agreements entered into by the

Company with the stock exchanges where the equity

shares of the Company are listed, and subject to all

such approvals, consents, permissions and/or

sanctions as may be required from appropriate

authorities, including the Securities and Exchange

Board of India  SEBI , Government of India, Reserve

Bank of India, financial institutions, banks, and

stock exchanges hereinafter singly or collectively

PROPOSAL #CONT: .CONTD Appropriate Authorities  and          ISSUER             NO              N/A                  N/A

subject to such conditions and modifications as may

be prescribed or imposed by any of them while

granting any such consents, permissions, approvals

and/or sanctions  hereinafter singly or collectively

referred to as the requisite approvals  which may be

agreed to by the Board of Directors of the Company

hereinafter referred to as the Board which term shall

 be deemed to include any Committee(s), which the

Board may have constituted or hereafter constitute in

 this behalf to exercise the powers conferred on the

Board by this resolution , to create, offer, issue

and allot in one or more tranches up to 1,75,00,000

warrants, convertible into equity shares of the

Company of par value of INR 10 each Equity Shares ,

to Sapphire Technologies Limited  the Warrant holder

, a promoter group Company, on a preferential basis,

without offering the same to any other CONTD.

PROPOSAL #CONT: .CONTD person, at a price not less            ISSUER             NO              N/A                  N/A

than the minimum price determined as per the

provisions of Chapter VII of the SEBI regulations; i)

 the relevant date for the purpose of determination

of the price of the Equity Shares issued and allotted

 upon conversion/ exercise of right attached to the

Warrants, in accordance with the provisions of

Chapter VII of the SEBI Regulations shall be the date

 thirty days prior to the date of this EGM i.e. 03

MAY 2010; ii) the Warrants be created, offered and

allotted and the Equity Shares arising upon

conversion of the Warrants shall be subject to the

provisions of the Memorandum and Articles of

Association of the Company; iii) to issue and allot

such number of Equity Shares as may required to be

allotted upon conversion / exercise of right attached

 to the Warrants issued in terms of this resolution,

all such Shares ranking pari passu inter-se and with

PROPOSAL #CONT: .CONTD then existing equity shares of        ISSUER             NO              N/A                  N/A

 the Company in all respects, including dividend; for

 the purpose of giving effect to this resolution,

authorize the Board to do all such acts, deeds,

matters and things as it may, in its absolute

discretion, deem necessary, expedient or proper and

to settle any questions, difficulties or doubts that

may arise in this regard at any stage including at

the time of listing of the Equity Shares with the

stock exchanges, without requiring the Board to

secure any further consent or approval of the members

 of the Company to the end and intent that they shall

 be deemed to have given their approval thereto

expressly by the authority of this resolution; to

delegate all or any of the powers herein conferred by

 this resolution to any Committee of Directors or any

 Director or Directors or any Officers of the Company

 to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JSW STEEL LTD

  TICKER:                  N/A                 CUSIP:   Y44680109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2010, the profit and loss

account for the YE on that date, together with the

reports of the Board of Directors and the Auditors

thereon

PROPOSAL #2.: Approve to confirm the payment of                 ISSUER            YES             FOR                  FOR

dividend on 11% cumulative redeemable preference

PROPOSAL #3.: Declare a dividend on 10% cumulative            ISSUER            YES             FOR                  FOR

redeemable preference shares

PROPOSAL #4.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint Mrs. Savitri Devi JIndal as         ISSUER            YES         AGAINST           AGAINST

a Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Anthony Paul Pedder as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #7.: Re-appoint Mr. Uday M. Chitale as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #8.: Appointment of M/s. Deloittee Haskins &        ISSUER            YES             FOR                  FOR

 Sells, Chartered Accountants as the Statutory

Auditors of the Company, to hold office from the

conclusion of this AGM until the conclusion of the

next AGM of the Company and approve to fix their

PROPOSAL #9.: Appointment of Dr. Vijay Kelkar as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company [the Board], in supersession of the

resolution passed at the EGM of the Company held on

27 DEC 2007 and pursuant to the provisions of Section

 293[1][d] and other applicable provisions, if any,

of the Companies Act, 1956 and Articles of

Association of the Company, for borrowing from time

to time, any sum or sums of money, on such security

and on such terms and conditions as the Board may

deem fit, notwithstanding that the money to be

borrowed together with the money already borrowed by

the Company [apart from temporary loans obtained or

to be obtained from the Company's bankers in the

ordinary course of business] including rupee

equivalent of foreign currency loans [such rupee

equivalent being calculated at the exchange rate

prevailing as on the date of the relevant foreign

currency agreement] may exceed, at any time, the

aggregate of the paid-up capital of the Company and

its free reserves, that is to say, reserves not set

apart for any specific purpose, provided however, the

 total amount so borrowed in excess of the aggregate

of the paid-up capital of the Company and its free

reserves shall not at any time exceed INR

PROPOSAL #S.11: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with the provisions of Section 198, 309[4] and all

other applicable provisions, if any, of the Companies

 Act, 1956 [including any statutory modification[s]

or re-enactment thereof] and the Articles of

Association of the Company and subject to applicable

statutory approval[s] including that of the Central

Government, if necessary, the Company the payment to

Non-Executive Directors of the Company [Directors who

 are neither in the Whole-time employment of the

Company or the JSW Group nor a Managing Director] for

 a period of 5 years from the FY commencing from 01

APR 2010, in addition to the sitting fees and

reimbursement of expenses for attending the meetings

of the Board and/or Committee thereof, commission,

not exceeding in the aggregate, 1% of the net profits

 of the Company as computed in the manner specified

under Section 198[1] of the Companies Act, 1956 or

any statutory modification[s] or re-enactment thereof

 and as may be decide by the Board of Directors

[which term shall be deemed to include any duly

authorized Committee thereof for the time being

exercising the powers conferred on the Board by this

resolution], for each FY within the ceiling specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JTEKT CORPORATION

  TICKER:                  N/A                 CUSIP:   J2946V104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.4: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.5: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JULIUS BAER GROUP LTD

  TICKER:                  N/A                 CUSIP:   H4414N103

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, the annual            ISSUER            YES             FOR                  FOR

accounts and the accounts of the group 2009 and the

report of the Auditors

PROPOSAL #2: Approve the appropriation of the                     ISSUER            YES             FOR                  FOR

disposable profit

PROPOSAL #3: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors and the Executive Board for the

2009 FY

PROPOSAL #4.1.1: Re-elect Mr. Dr. Rolf. P. Jetzer as         ISSUER            YES         AGAINST           AGAINST

a Member of the Board of Directors' for a 3 year team

PROPOSAL #4.1.2: Re-elect Mr. Gareth Penny as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors' for a 3 year team

PROPOSAL #4.1.3: Re-elect Mr. Daniel J. Sauter as a          ISSUER            YES         AGAINST           AGAINST

Member of the Board of Directors' for a 3 year team

PROPOSAL #4.2: Election of Mrs Claire Giraut as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 2 year term

PROPOSAL #5.: Election of KPMG AG, Zurich as the                ISSUER            YES             FOR                  FOR

Statutory Auditors for another 1 year period

PROPOSAL #6.: Amend Articles 4.3 and 4.5 of the                 ISSUER            YES             FOR                  FOR

Articles of Incorporation of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  JUNIPER NETWORKS, INC.

  TICKER:                  JNPR               CUSIP:   48203R104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PRADEEP SINDHU                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT M. CALDERONI                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM F. MEEHAN                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE PROPOSED AMENDMENT TO          ISSUER            YES             FOR                  FOR

THE JUNIPER NETWORKS, INC. 2006 EQUITY INCENTIVE PLAN

 THAT INCREASES THE NUMBER OF SHARES AVAILABLE FOR

ISSUANCE THEREUNDER.

PROPOSAL #03: RATIFICATION OF ERNST & YOUNG LLP, AN          ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS

AUDITORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  K T & G CORP

  TICKER:                  N/A                 CUSIP:   Y49904108

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Elect the Representative Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Elect the Outside Director                                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Elect the Audit Committee Member                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Amend the Articles on retirement                     ISSUER            YES             FOR                  FOR

allowance for the Executive Director

PROPOSAL #8: Amend the Articles on retirement                     ISSUER            YES             FOR                  FOR

allowance for the Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  K+S AKTIENGESELLSCHAFT, S AKTIENGESELLSCHAFT

  TICKER:                  N/A                 CUSIP:   D48164103

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 46,149,746.16 as follows:

 payment of a dividend of EUR 0.20 per no-par share

EUR 7,869,746.16 shall be carried forward ex-dividend

 and payable date: 12 MAY 2010

PROPOSAL #3.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 Members of the Board of Managing Director's

PROPOSAL #4.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #5.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #6.: Election of George Cardona to the                 ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Deloitte + Touche GMBH, Hanover

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital and the corresponding amendment

 to the Articles of Association the existing

authorization approved by the shareholders' meeting

of 10 MAY 2006, to issue convertible and/or warrant

bonds and the creation of contingent capital shall be

 revoked; the board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue registered and/or bearer bonds of up

to EUR 1,500,000,000 conferring convertible and/or

option rights for shares of the Company, on or before

 10 MAY 2015; shareholders shall be granted

subscription rights except for the issue of bonds

conferring convertible and/or option rights for

shares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, for the granting of such

rights to holders of convertible and/or option

rights, for residual amounts, and for the issue of

bonds for acquisition purposes; the Company's share

capital shall be increased accordingly by up to EUR

19,140,000 through the issue of up to 19,140,000 new

no-par shares, insofar as convertible and/or option

rights are exercised [contingent capital]

PROPOSAL #9.: Resolution on the creation of new                 ISSUER            YES             FOR                  FOR

authorized capital and amendments to the Articles of

Association the existing authorization in item 8

approved by the shareholders' meeting of 10 MAY 2006,

 shall be revoked; the Board of Managing Directors

shall be authorized, with the consent of the

Supervisory Board, to increase the share capital by

up to EUR 57,420,000 through the issue of new bearer

no-par shares against contributions in cash and/or

kind, for a period of 5 years, on or before 10 MAY

2015; shareholders' subscription rights may be

excluded if the shares are issued at a price not

materially below the market price of identical

shares, and for residual amounts

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

acquire own shares the Company shall be authorized to

 acquire own shares of up to 10% of its share

capital, at a price not differing more than 10% from

the market price of the shares, on or before 10 MAY

2015; the Board of Managing Directors shall be

authorized to sell the shares on the stock exchange

or by a rights offering, to dispose of the shares in

a manner other than the stock exchange or an offer to

 all shareholders if the shares are sold at a price

not materially below their market price, to use the

shares for acquisition purposes or for satisfying

option and convertible rights, and to retire the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KABU.COM SECURITIES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J29719101

  MEETING DATE:      6/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Adopt Restriction to        ISSUER            YES             FOR                  FOR

 the Rights for Odd-Lot Shares

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAGOME CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J29051109

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAJIMA CORPORATION

  TICKER:                  N/A                 CUSIP:   J29223120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAMIGUMI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J29438116

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Increase Auditors              ISSUER            YES             FOR                  FOR

Board Size to 5

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KANDENKO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J29653102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KANEKA CORPORATION

  TICKER:                  N/A                 CUSIP:   J2975N106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

PROPOSAL #4.: Continuation of Policy for Defending            ISSUER            YES         AGAINST           AGAINST

Against Large-Scale Purchase of the Shares of the

Company (the Takeover Defense Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KANGWON LAND INC, CHONGSON

  TICKER:                  N/A                 CUSIP:   Y4581L105

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the balance sheet, income                 ISSUER            YES             FOR                  FOR

statement and statement of appropriation of retained

earnings for FYE DEC 2009

PROPOSAL #2.1: Election of Messrs. Sung-Sil Kim,                ISSUER            YES         AGAINST           AGAINST

Kwang-Soo Cho, Wall-Ja Jung and Ho-Kyoo Kim as the

PROPOSAL #2.2: Election of Jong-Chul Park as an                 ISSUER            YES             FOR                  FOR

External Director, to be member of the Audit Committee

PROPOSAL #2.3: Election of Jae-Boum Song as an                   ISSUER            YES                                 AGAINST

External Director, to be member of the Audit Committee

PROPOSAL #3.: Approve the remuneration limit for the         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Approve the reward for fulltime                     ISSUER            YES         AGAINST           AGAINST

Director, Jin-Mo Kim

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KANSAI PAINT CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J30255129

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Directors, Approve Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current Directors and Corporate

PROPOSAL #5: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KANSAI URBAN BANKING CORPORATION

  TICKER:                  N/A                 CUSIP:   J30312102

  MEETING DATE:      1/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Merger by Absorption of Biwako          ISSUER            YES             FOR                  FOR

Bank, Ltd

PROPOSAL #2: Amend Articles to: Increase Authorized          ISSUER            YES             FOR                  FOR

Capital to 1,470M shs. including Class Shares,

Establish Articles Related to Class Shares and Class

Shareholders Meetings due to the Merger, Increase

Board Size to 15, Increase Auditors Board Size to 6,

Adopt Reduction of Liability System for Outside

Directors, Adopt Reduction of Liability System for

Outside Auditors, Approve Minor Revisions

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KANSAI URBAN BANKING CORPORATION

  TICKER:                  N/A                 CUSIP:   J30312102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAO CORPORATION

  TICKER:                  N/A                 CUSIP:   J30642169

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Delegation to the Meeting of the Board         ISSUER            YES             FOR                  FOR

of Directors of the Company of Determination of

Matters for Offering of Stock Acquisition Rights to

be Issued as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KASIKORNBANK PUBLIC COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   Y4591R118

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the minutes of AGM of shareholders        ISSUER            YES             FOR                  FOR

 No.97 held on 03 APR 2009

PROPOSAL #2: Acknowledge the Board of Directors                 ISSUER            YES             FOR                  FOR

report on year 2009 operations

PROPOSAL #3: Approve the balance sheet and the                   ISSUER            YES             FOR                  FOR

statement of income for the YE 31 DEC 2009

PROPOSAL #4: Approve the appropriation of profit from        ISSUER            YES             FOR                  FOR

 2009's operating results and dividend payment

PROPOSAL #5.1: Election of Mr. Sukri Kaocharern as a         ISSUER            YES             FOR                  FOR

Director who retires by rotation

PROPOSAL #5.2: Election of Mr. Sarisdiguna Kitiyakara        ISSUER            YES             FOR                  FOR

 of as a who retires by rotation

PROPOSAL #5.3: Election of Mr. Banthoon Lamsam as a          ISSUER            YES             FOR                  FOR

Director who retires by rotation

PROPOSAL #5.4: Election of Dr. Prasarn Trairatvorakul        ISSUER            YES             FOR                  FOR

 as a Director who retires by rotation

PROPOSAL #5.5: Election of Dr. Schwin Dhammanungune          ISSUER            YES             FOR                  FOR

as a Director who retires by rotation

PROPOSAL #6: Approve the remuneration of the                       ISSUER            YES             FOR                  FOR

Director's

PROPOSAL #7: Appointment and fix the remuneration of         ISSUER            YES             FOR                  FOR

the Auditor

PROPOSAL #8: Other issues  if any                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAWASAKI HEAVY INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J31502107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAWASAKI KISEN KAISHA,LTD.

  TICKER:                  N/A                 CUSIP:   J31588114

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAZAKHMYS

  TICKER:                  N/A                 CUSIP:   G5221U108

  MEETING DATE:      1/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve that the proposed sale of 50%          ISSUER            YES             FOR                  FOR

of the issued share capital of Ekibestuz GRE-1

Limited Liability Partnership to Joint stock Company

National Welfare Fund Samruk-Kazyna  the Transaction

, as specified, pursuant to the terms and subject to

the conditions of a sale and purchase agreement

entered into on 09 DEC 2009 between Kazakhmys PLC,

Eklbastuz Holdings B.V. and Joint stock Company

National welfare fund samruk-Kazyna  the 'Sale and

Purchase Agreement' , and authorize the Directors of

the Company to do all such acts and things as they

may in their absolute discretion consider necessary

and/or desirable in order to implement and complete

the Transaction in accordance with the terms

described in the sale and purchase agreement, subject

 to such immaterial amendments or variations thereto

as the Directors of the company may in their absolute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KAZAKHMYS

  TICKER:                  N/A                 CUSIP:   G5221U108

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors and Auditors                 ISSUER            YES             FOR                  FOR

reports and the accounts of the Company for the YE 31

 DEC 2009

PROPOSAL #2: Declare a final dividend of 9.0 US cents        ISSUER            YES             FOR                  FOR

 per ordinary share

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #4: Re-elect Philip Aiken as a Director, who        ISSUER            YES             FOR                  FOR

 retires in accordance with the Company's Articles of

 Association

PROPOSAL #5: Re-elect Simon Heale as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the Company's Articles of

Association

PROPOSAL #6: Re-elect David Munro as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the Company's Articles of

Association

PROPOSAL #7: Election of Clinton Dines as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company until the conclusion of the

next general meeting at which accounts are laid

before the Company

PROPOSAL #9: Authorize the Directors to set the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to and in accordance with Section 551 of

the Companies Act 2006 [the 2006 Act] to allot share

or grant rights to subscribe for or to convert any

security into shares: a) up to a nominal amount of

GBP 35,682,689; b) comprising equity securities [as

defined in Section 560[1] of the 2006 Act] up to a

further nominal amount of GBP 35,682,689 in

connection with an offer by way of rights issue; such

 authorities to apply in substitution for all

previous authorities pursuant to Section 80 of the

Companies Act 1985; [Authority expires at the

conclusion of the next AGM or on 30 JUN 2011],

whichever is the earlier, so that the Company may

make offers and enter into agreements during the

relevant period which would or might, require shares

to be allotted or rights to subscribe for or to

convert any security into shares to be granted after

the authority ends; for the purpose of this

Resolution rights issue means an offer to: i)

ordinary shareholders in proportion [as nearly as may

 be practicable] to their existing holdings; and ii)

holders of other equity securities as required by the

 rights of those securities or, as the Directors

consider it necessary, as permitted by the rights of

those securities, to subscribe for the further

securities by means of the issue of renounceable

letter [or other negotiable document] which may be

traded for a period before payment for the securities

 is due, but subject to such exclusions or other

arrangements as the Directors may deem necessary or

expedient in relation to treasury shares, fractional

entitlements, record dates or legal, regulatory or

practicable problems in, or under the laws of, any

PROPOSAL #S.11: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company, subject to passing of Resolution 10

opposite, to allot equity securities [as defined in

Section 560[1] of the 2006 Act] wholly for cash: a)

pursuant to the authority given by paragraph [a] of

Resolution 10 opposite or where the allotment of

equity securities by virtue of Section 560[3] of the

2006 Act in each case: [1] in connection with a pre-

emptive offer and [2] otherwise than in a connection

with a pre-emptive offer, up to an aggregate nominal

amount of GBP 5,352,403; and b) pursuant to the

authority given by paragraph [b] of Resolution 10

opposite in connection with a rights issue, as if

section 561[1] of the 2006 Act did not apply to any

such allotment; [Authority expires at the conclusion

of the next AGM or on 30 JUN 2011], whichever is the

earlier, so that the Company may make offers and

enter into agreements during this period which would,

 or might, require equity securities to be allotted

after the power ends and the Board may allot equity

securities under any such offer or agreement as if

the power had not ended; for the purpose of this

Resolution [i] rights issue has the same meaning as

in Resolution 10 opposite; [ii] pre-emptive offer

means an offer of equity securities open for

acceptance for a period fixed by the Directors to the

 holders [other than the Company] on the register on

a record date fixed by the Directors of ordinary

shares in proportion to their respective holdings but

 subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient in

relation to treasury shares, fractional entitlements,

 record dates or legal, regulatory or practicable

problems in, or under the laws of, any territory;

[iii] references to allotment of equity securities

shall include a sale of treasury shares; and [iv] the

 nominal amount of any securities shall taken to be,

in case of rights to subscribe for or convert any

securities into shares of the Company, the nominal

amount of such shares which may be allotted pursuant

PROPOSAL #S.12: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company for the purposes of Section 701 of the

Companies Act 2006 [the 2006 Act] to make one or more

 market purchases [within the meaning of Section

693[4] of the 2006 Act] of ordinary shares of 20

pence each in the capital of the Company provided

that: [12.1] the maximum aggregate number of ordinary

 shares authorized to be purchased is GBP 53,524,033;

 [12.2] the minimum price which may be paid for an

ordinary share is 20 pence per ordinary share [12.3]

the maximum price which may be paid for an ordinary

share is an amount equal to the higher of [a] 105%of

the average of the closing price of the Company's

ordinary shares as derived from the London Stock

Exchange Daily official list for the 5 business days

immediately preceding the day on which such ordinary

share is contracted to be purchased or [b] the higher

 of the price of the last independent trade and the

highest current bid as stipulated by Article 5[1] of

Commission Regulation [EC] 22 DEC 2003 implementing

the market abuse directive as regards exemptions for

buy-back programmes and stabilization of financial

instruments [No 2273/2003]; [Authority shall expire

at the conclusion of the Company's next AGM] save

that the Company may make a contract or contracts to

purchase ordinary shares under this authority before

the expiry of such authority which will or may be

executed wholly or partly after the expiry of such

PROPOSAL #13: Approve the rules of the Kazakhmys UK          ISSUER            YES             FOR                  FOR

Sharesave Plan 2010 [the UK Sharesave Plan] the main

features of which are summarized in appendix 1 of

this notice of AGM and which are produced to the

meeting and initialled by the Chairman for the

purposes of identification be approved; and authorize

 the Directors to make such modifications to the UK

Sharesave Plan as they may consider necessary to take

 account of the requirements of HM Revenue & Customs,

 the financial Services authority and best practice,

and to adopt the UK Sharesave Plan as so modified and

 to do all acts and things necessary to implement and

 operate the UK Sharesave Plan

PROPOSAL #14: Approve the rules of the Kazakhmys                ISSUER            YES             FOR                  FOR

International Sharesave Plan 2010 [the International

Sharesave Plan] the main features of which are

summarized in appendix 1 of this notice of AGM and

which are produced to the meeting and initialled by

the Chairman for the purposes of identification be

approved; a) make such modifications to the

international Sharesave Plan as they may consider

necessary to take account of the requirements of the

financial services authority and best practice, and

to adopt the International Sharesave Plan as so

modified and to do all acts and things necessary to

implement and operate the International Sharesave

Plan; and b) establish further schedules or plans

based on the International Sharesave Plan which will

be for the benefit of overseas employees, but subject

 to such modifications as they may consider necessary

 to take account of the applicable tax, exchange

control, financial regulations or securities laws in

overseas territories, provided that any ordinary

shares of the Company made available under such

further schedules or plans of the Company are treated

 as counting against the limits on individual or

overall participation in the International Sharesave

PROPOSAL #15: Approve the rules and trust deed of the        ISSUER            YES             FOR                  FOR

 Kazakhmys UK Share Incentive Plan 2010 [the UK SIP]

the main features of which are summarized in appendix

 1 of this notice of AGM and which are produced to

the meeting and initialled by the Chairman for the

purposes of identification; authorize the Directors

to make such modifications to the UK SIP as they may

consider necessary to take account of the

requirements of HM Revenue & Customs, the Financial

Services Authority and best practice, and to adopt

the UK SIP as so modified and to do all acts and

things necessary to implement and operate the UK SIP

PROPOSAL #16: Approve the rules of the Kazakhmys                ISSUER            YES             FOR                  FOR

International Share Incentive Plan 2010 [the

International SIP] the main features of which are

summarized in appendix 1 of this notice of AGM and

which are produced to the meeting and initialled by

the Chairman for the purposes of identification be

approved; authorize the Directors, to make such

modifications to the International SIP as they may

consider necessary to take account of the

requirements of the financial services authority and

best practice, and to adopt the International SIP as

so modified and to do all acts and things necessary

to implement and operate the International SIP; and

b) establish further schedules or plans based on the

International SIP which will be for the benefit of

overseas employees, but subject to such modifications

 as they may consider necessary to take account of

the applicable tax, exchange control, financial

regulations or securities laws in overseas

territories, provided that any ordinary shares of the

 Company made available under such further schedules

or plans of the Company are treated as counting

against the limits on individual or overall

participation in the International SIP

PROPOSAL #17: Approve the rules and amendments to the        ISSUER            YES             FOR                  FOR

 rules of the Kazakhmys Long Term Incentive Plan 2007

 [the LTIP] to grant future awards under the LTIP

over new issue shares and treasury shares and

permitting the Company to grant awards to executive

Directors as described and summarized in appendix II

of this notice of AGM and which are produced in draft

 to this meeting and initialled by the Chairman for

the purposes of identification be approved

PROPOSAL #18: Approve the rules and amendments to the        ISSUER            YES             FOR                  FOR

 rules Kazakhmys UK Executive Share Option Plan [the

ESOP] to grant options under the ESOP over new issue

shares and treasury shares and permitting the Company

 to grant options to executive Directors as described

 and summarized in appendix II of this notice of AGM

and which are produced in draft to this meeting and

initialled by the Chairman for the purposes of

identification be approved; to make such

modifications to the Rules of ESOP which are

necessary to take account of the requirements of HM

Revenue & Customs, the Financial Services Authority

PROPOSAL #S.19: Approve the permit calling of general        ISSUER            YES             FOR                  FOR

 meeting other than an AGM on not less than 14 clear

days notice

PROPOSAL #S.20: Adopt the Articles of Association              ISSUER            YES             FOR                  FOR

produced to the meeting and initialled by the

Chairman for the purposes of identification in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company, with

 effect from the conclusion of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KB FINANCIAL GROUP INC

  TICKER:                  KB                   CUSIP:   48241A105

  MEETING DATE:      1/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF EXECUTIVE DIRECTOR AS            ISSUER            YES             FOR                  FOR

WRITTEN IN FORM 6-K ON DECEMBER 21, 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KB FINANCIAL GROUP INC

  TICKER:                  KB                   CUSIP:   48241A105

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF NON-CONSOLIDATED FINANCIAL         ISSUER            YES             FOR                  FOR

STATEMENTS (STATEMENTS OF FINANCIAL POSITION,

STATEMENTS OF INCOME AND STATEMENTS OF APPROPRIATION

OF RETAINED EARNINGS) FOR FISCAL YEAR 2009.

PROPOSAL #02: AMENDMENT OF THE ARTICLES OF                          ISSUER            YES             FOR                  FOR

INCORPORATION.

PROPOSAL #03: APPOINTMENT OF NON-EXECUTIVE DIRECTORS.        ISSUER            YES             FOR                  FOR

PROPOSAL #04: APPOINTMENT OF CANDIDATES FOR THE                 ISSUER            YES             FOR                  FOR

MEMBERS OF THE AUDIT COMMITTEE, WHO ARE NON-EXECUTIVE

 DIRECTORS.

PROPOSAL #05: APPROVAL OF THE AGGREGATE REMUNERATION         ISSUER            YES             FOR                  FOR

LIMIT FOR DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KBC GROUPE SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B5337G162

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive Directors' report                              ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: Receive Auditors' report                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Receive consolidated financial                     ISSUER             NO              N/A                  N/A

statements and statutory reports

PROPOSAL #A.4: Approve to accept financial statements        ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: Approve the allocation of income                  ISSUER             NO              N/A                  N/A

PROPOSAL #A.6: Grant discharge the Directors                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.7: Grant discharge the Auditors                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.8.A: Approve the cooptation of Jan                   ISSUER             NO              N/A                  N/A

Vanhevel as a Director

PROPOSAL #A.8.B: Re-elect Germain Vantieghem as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.C: Re-elect Marc Wittemans as a Director      ISSUER             NO              N/A                  N/A

PROPOSAL #A.8.D: Election of Luc Philips as a Director      ISSUER             NO              N/A                  N/A

PROPOSAL #A.8.E: Election of Piet Vantemsche as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.F: Election of Alain Bostoen as a                 ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.G: Election of Marc De Ceuster as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.H: Election of Eric Stroobants as a              ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.I: Election of Jean-Pierre Hansen as a         ISSUER             NO              N/A                  N/A

Director

PROPOSAL #A.8.J: Approve to indicate Jo Cornu as an          ISSUER             NO              N/A                  N/A

Independent Board Member

PROPOSAL #A.8.K: Election of Ernst and Young as the          ISSUER             NO              N/A                  N/A

Auditors and approve the Auditor's remuneration

PROPOSAL #A.9: Transact other business                                  ISSUER             NO              N/A                  N/A

PROPOSAL #E.1: Receive special Board report                        ISSUER             NO              N/A                  N/A

regarding: Issue of Profit-Sharing Certificates

PROPOSAL #E.2: Receive special Auditor report                     ISSUER             NO              N/A                  N/A

regarding: Elimination of Preemptive Rights for

conversion of Profit-Sharing   Certificates

PROPOSAL #E.3: Amend the Articles regarding: Issuance        ISSUER             NO              N/A                  N/A

 of Profit-Sharing Certificates

PROPOSAL #E.4: Approve the terms and conditions of            ISSUER             NO              N/A                  N/A

Profit-Sharing Certificates

PROPOSAL #E.5: Amend the Articles regarding: Title II        ISSUER             NO              N/A                  N/A

PROPOSAL #E.6: Amend the Articles regarding:                       ISSUER             NO              N/A                  N/A

Placement of Securities

PROPOSAL #E.7: Amend the Articles regarding:                       ISSUER             NO              N/A                  N/A

Repurchase of Securities

PROPOSAL #E.8: Amend the Articles regarding: general         ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #E.9: Amend the Articles regarding: proxies         ISSUER             NO              N/A                  N/A

PROPOSAL #E.10: Amend the Articles regarding: meeting        ISSUER             NO              N/A                  N/A

 formalities

PROPOSAL #E.11: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

adjournment of meeting

PROPOSAL #E.12: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

allocation of income

PROPOSAL #E.13: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

liquidation

PROPOSAL #E.14: Amend the Articles regarding:                     ISSUER             NO              N/A                  N/A

repurchase of shares to prevent a serious and

imminent harm

PROPOSAL #E.15: Approve to eliminate preemptive                 ISSUER             NO              N/A                  N/A

rights regarding: item 16

PROPOSAL #E.16: Approve the issuance of shares for            ISSUER             NO              N/A                  N/A

conversion of profit-sharing Certificates

PROPOSAL #E.17: Authorize the implementation of                 ISSUER             NO              N/A                  N/A

approved resolutions regarding: conversion of profit-

sharing certificates

PROPOSAL #E.18: Authorize the implementation of                 ISSUER             NO              N/A                  N/A

approved resolutions regarding: terms and conditions

of profit-sharing certificates

PROPOSAL #E.19: Discuss merger with Fidabel NV                    ISSUER             NO              N/A                  N/A

PROPOSAL #E.20: Approve the Merger Agreement with              ISSUER             NO              N/A                  N/A

Fidabel NV

PROPOSAL #E.21: Approve the merger by absorption of          ISSUER             NO              N/A                  N/A

Fidabel NV

PROPOSAL #E.22: Authorize the implementation of                 ISSUER             NO              N/A                  N/A

approved resolutions

PROPOSAL #E.23: Authorize the coordination of the              ISSUER             NO              N/A                  N/A

Articles

PROPOSAL #E.24: Approve the filing of required                   ISSUER             NO              N/A                  N/A

documents/formalities at trade

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KCC CORP

  TICKER:                  N/A                 CUSIP:   Y45945105

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet, income                   ISSUER            YES             FOR                  FOR

statement and statement of appropriation of retained

earnings for FYE DEC 2009

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Elect Messrs. Mongjin Jung, Mongik Jung         ISSUER            YES         AGAINST           AGAINST

(external) Jaejun Kim, Ohseung Gwon,

PROPOSAL #4: Appointment of one Audit Committee Member      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KDDI CORPORATION

  TICKER:                  N/A                 CUSIP:   J31843105

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEIHAN ELECTRIC RAILWAY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J31975121

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEIHIN ELECTRIC EXPRESS RAILWAY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J32104119

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Directors and Corporate

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEIO CORPORATION

  TICKER:                  N/A                 CUSIP:   J32190126

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Directors and Corporate Auditors

PROPOSAL #6.: Approve Policy regarding Large-scale            ISSUER            YES         AGAINST           AGAINST

Purchases of Company Shares

PROPOSAL #7.: Amend Articles to: Allow Board to                 ISSUER            YES         AGAINST           AGAINST

Authorize Use of Free Share Purchase Warrants as

Anti-Takeover Defense Measure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEISEI ELECTRIC RAILWAY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J32233108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                   ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2: Amend Articles to: Allow Use of Treasury        ISSUER            YES             FOR                  FOR

 Shares for Odd-Lot Purchases

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Approve Payment of Bonuses to Corporate         ISSUER            YES             FOR                  FOR

Officers

PROPOSAL #6: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #7: Maintenance of the Policy toward a                 ISSUER            YES         AGAINST           AGAINST

Large-scale Purchase (Anti-takeover Defenses) of

Shares, etc. of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KELLOGG COMPANY

  TICKER:                  K                     CUSIP:   487836108

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BENJAMIN CARSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GORDON GUND                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOROTHY JOHNSON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. MCLAUGHLIN KOROLOGOS                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS KELLOGG'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR

PROPOSAL #03: SHAREOWNER PROPOSAL TO ADOPT SIMPLE          SHAREHOLDER        YES             FOR               AGAINST

MAJORITY VOTE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEPPEL CORPORATION LIMITED

  TICKER:                  N/A                 CUSIP:   Y4722Z120

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to Article 124 of the        ISSUER            YES             FOR                  FOR

 Articles of Association of the Company: a) subject

to the approvals (as specified) having been obtained

and remaining in force, the Company makes a

distribution of up to 325,900,000 units in K-Green

Trust (KGT Units) held directly by the Company

immediately prior to Listing (as specified) by way of

 a dividend in specie (distribution) to entitled

shareholders (as specified) on the basis of 1 KGT

unit for every 5 ordinary shares in the share capital

 of the Company (Shares) held by shareholders of the

Company (Shareholders) as at the Books Closure Date

(as specified), fractional entitlements of KGT Units

to be disregarded, free of encumbrances and together

with all rights attaching thereto on and from the

date the Distribution is effected, except that for

practical reasons and in order to avoid violating

applicable securities laws outside Singapore, the KGT

 Units will not be distributed to any Shareholder

whose registered address (as recorded in the Register

 of Members of the Company or in the Depository

Register maintained by The Central Depository (Pte)

Limited (CDP)) for the service of notice and

documents is outside Singapore as at the Books

Closure Date (Overseas Shareholder) and who have not

at least three market days prior to the Books Closure

 Date provided the Company's Share Registrar

(B.A.C.S. Private Limited at 63 Cantonment Road,

Singapore 089758) or CDP, as the case may be, with

addresses in Singapore for the service of notices or

documents in accordance with the foregoing and such

KGT Units shall be dealt with in the manner set out

in paragraph (c) below; any resulting fractional KGT

Units be aggregated and held by the Company for such

purpose as the directors of the Company (Directors)

deem fit; arrangements will be made for the

distribution of KGT Units which would otherwise have

been distributed to the Overseas Shareholders

pursuant to the Distribution to be distributed to

such person(s) as the Directors may appoint, who

shall sell such KGT Units at prices prevalent at the

time of sale and thereafter distribute the aggregate

amount of the net proceeds, after deducting all

dealing and other expenses in connection therewith,

proportionately among such Overseas Shareholders

according to their respective entitlements to KGT

Units as at the Books Closure Date in full

satisfaction of their rights to the KGT Units,

provided that where the net proceeds to which any

particular Overseas Shareholder is entitled is less

than SGD 10.00, such net proceeds shall be retained

for the benefit of the Company, and no Overseas

Shareholder shall have any claim whatsoever against

the Company or CDP in connection therewith; authorize

 the Directors and each of them to determine the

amount to be appropriated out of the retained profits

 of the Company to meet the value of the KGT Units to

 be distributed to the Entitled Shareholders; and to

complete and to do all such acts and things, decide

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEPPEL CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y4722Z120

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt a new restricted                ISSUER            YES             FOR                  FOR

shares plan to be known as the KCL Restricted Share

Plan [the KCL RSP], under which awards [RSP Awards]

of fully paid-up ordinary shares in the capital of

the Company [Shares], their equivalent cash or

combination thereof will be granted, free of payment,

 to eligible participants under the KCL RSP, as

specified, with effect from the date of termination

of the KCL Share Option Scheme; authorize the

Directors of the Company to establish and administer

the KCL RSP; and to modify and/or later the KCL RSP

at any time and from time to time, provided that such

 modification and/or alteration is effected in

accordance with the provisions of the KCL RSP, and to

 do all such acts and to enter into all such

transactions and arrangements as may be necessary or

expedient in order to give full effect to the KCL

RSP; and such number of fully paid-up shares as may

be required to be delivered pursuant to the vesting

of RSP awards under the KCL RSP, provided that the

total number of new shares which may be issued or

shares which may be delivered pursuant to RSP awards

granted under the KCL RSP, when added to the total

number of new shares issued and issue able or

existing shares delivered and deliverable in respect

to all awards granted under the KCL RSP, all awards

granted under the KCL PSP [as specified in Resolution

 2 below], and all shares, options or awards granted

under any other share scheme of the Company then in

force, shall not exceed 10% of the issued share

capital of the Company [excluding treasury shares] on

 the day preceding the relevant date of the RSP award

PROPOSAL #2.: Approve and adopt a new Performance              ISSUER            YES             FOR                  FOR

Share Plan to be known as the KCL Performance Share

Plan[ the KCL PSP], under which awards [PSP Awards]

of fully paid-up shares, their equivalent cash value

or combinations thereof will be granted, free of

payment, to eligible participants under the KCL PSP,

as specified, with effect from the date of

termination of the KCL Share Option Scheme; authorize

 Directors of the Company to establish and administer

 the KCL PSP; and to modify and/or alter the KCL PSP

at any time and from time to time, provided that such

 modification and/or alteration is effected in

accordance with the provisions of the KCL PSP, and to

 do all such acts and to enter into such transactions

 and arrangements as may be necessary or expedient in

 order to give full effect to the KCL PSP; and such

number of fully paid-up shares as may be required to

be delivered pursuant to the vesting of PSP awards

under the KCL PSP, provided that the total number of

new shares which may be issued or shares which may be

 delivered pursuant to PSP awards granted under the

KCL PSP, when added to the total number of new shares

 issued and issue able or existing shares delivered

and deliverable in respect of all awards granted

under the KCL PSP, all awards granted under the KCL

RSP, and all shares, options or awards granted under

any other share scheme of the Company then in force,

shall not exceed 10% of the issued share capital of

the Company [excluding treasury shares] on the day

preceding the relevant date of the PSP award

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEPPEL CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y4722Z120

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and audited financial statements for the YE 31 DEC

PROPOSAL #2.: Declare the final tax-exempt [one-tier]        ISSUER            YES             FOR                  FOR

 dividend of 23 cents per share for the YE 31 DEC 2009

PROPOSAL #3.: Re-election of Mr Lim Hock San as a              ISSUER            YES             FOR                  FOR

Director, each of whom will retire pursuant to

Article 81B of the Company's Articles of Association

and who, being eligible, offer themselves for re-

election pursuant to Article 81C

PROPOSAL #4.: Re-election of Mrs Oon Kum Loon as a            ISSUER            YES             FOR                  FOR

Director, each of whom will retire pursuant to

Article 81B of the Company's Articles of Association

and who, being eligible, offer themselves for re-

election pursuant to Article 81C

PROPOSAL #5.: Re-election of Dr. Lee Boon Yang as a          ISSUER            YES             FOR                  FOR

Director, each of whom, being appointed by the board

of Directors after the last AGM, will retire in

accordance with Article 81A(1) of the Company's

Articles of Association

PROPOSAL #6.: Re-election of Mr. Alvin Yeo Khirn Hai         ISSUER            YES             FOR                  FOR

as a Director, each of whom, being appointed by the

board of Directors after the last AGM, will retire in

 accordance with Article 81A(1) of the Company's

Articles of Association

PROPOSAL #7.: Re-election of Mr. Tong Chong Heong as         ISSUER            YES             FOR                  FOR

a Director, each of whom, being appointed by the

board of Directors after the last AGM, will retire in

 accordance with Article 81A(1) of the Company's

Articles of Association

PROPOSAL #8.: Re-election of Mr. Sven Bang Ullring as        ISSUER            YES             FOR                  FOR

 a Director, who, being over the age of 70 years, at

the conclusion of this AGM, and who, being eligible,

offers himself for re-election pursuant to Section

153(6) of the Companies Act [Cap. 50] to hold office

until the conclusion of the next AGM of the Company

PROPOSAL #9.: Approve the ordinary remuneration of            ISSUER            YES             FOR                  FOR

the Non-Executive Directors of the Company for the

FYE 31 DEC 2009, comprising the following: 1) the

payment of Directors' fees of an aggregate amount of

SGD1,144,095 in cash; and 2) a) the award of an

aggregate number of 30,000 existing ordinary shares

in the capital of the Company [the Remuneration

Shares] to Dr Lee Boon Yang, Mr Lim Chee Onn, Mr Lim

Hock San, Mr Sven Bang Ullring, Mr Tony Chew Leong-

Chee, Mrs Oon Kum Loon, Mr Tow Heng Tan, Mr Alvin Yeo

 Khirn Hai, Tsao Yuan Mrs Lee Soo Ann and Mr Yeo Wee

Kiong, as payment in part of their respective

remuneration for the FYE 31 DEC 2009 as specified;

authorize the Directors of the Company to instruct a

third party agency to purchase from the market 30,000

 existing shares at such price as the Directors of

the Company may deem fit and deliver the Remuneration

 Shares to each Non-Executive Director in the manner

as specified in 2) a); and c) any Director of the

Company or the Company Secretary be authorized to do

all things necessary or desirable to give effect to

PROPOSAL #10.: Approve the payment of the sum of SGD         ISSUER            YES             FOR                  FOR

250,000 as special remuneration to Mr Lim Chee Onn,

for the period 01 JAN 2009 to 30 JUN 2009

PROPOSAL #11.: Approve the award of an additional              ISSUER            YES             FOR                  FOR

4,500 Remuneration Shares to Dr. Lee Boon Yang as

payment in part of his Director's remuneration for

the FYE 31 DEC 2009

PROPOSAL #12.: Re-appoint the Auditors and authorize         ISSUER            YES             FOR                  FOR

the Directors of the Company to fix their remuneration

PROPOSAL #13.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

company, pursuant to Section 161 of the Companies

Act, Cap. 50 of Singapore [the Companies Act] and

Article 48A of the Company's Articles of

Association,: 1) a) issue shares in the capital of

the Company [Shares], whether by way of rights, bonus

 or otherwise, and including any capitalization

pursuant to Article 124 of the Company's Articles of

Association of any sum for the time being standing to

 the credit of any of the Company's reserve accounts

or any sum standing to the credit of the profit and

loss account or otherwise available for distribution;

 and/or b) make or grant offers, agreements or

options that might or would require Shares to be

issued [including but not limited to the creation and

 issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

Shares] [collectively Instruments], at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and 2) [notwithstanding

 that the authority so conferred by this resolution

may have ceased to be in force] issue Shares in

pursuance of any Instrument made or granted by the

Directors of the Company while the authority was in

force; provided that: i) the aggregate number of

Shares to be issued pursuant to this resolution

[including Shares to be issued in pursuance of

Instruments made or granted pursuant to this

resolution and any adjustment effected under any

relevant Instrument]: a) [until 31 DEC 2010 or such

later date as may be determined by Singapore Exchange

 Securities Trading Limited [SGX-ST] by way of

renounce able rights issues on a pro- rate basis to

shareholders of the Company [Renounceable Rights

Issues] shall not exceed 100% of the total number of

issued Shares [excluding treasury Shares] [as

calculated in accordance with sub-paragraph (iii) ];

and b) otherwise than by way of Renounceable Rights

Issues [Other Share Issues] shall not exceed 50% of

the total number of issued Shares [excluding treasury

 Shares] [as calculated in accordance with sub-

paragraph (iii], of which the aggregate number of

Shares to be issued other than on a pro rate basis to

 shareholders of the Company shall not exceed 5% of

the total number of issued Shares [excluding treasury

 Shares] [as calculated in accordance with sub-

paragraph (iii)]; ii) the Shares to be issued under

the Renounceable Rights Issues and Other Share Issues

 shall not, in aggregate, exceed 100% of the total

number of issued Shares [excluding treasury Shares]

[as calculated in accordance with sub-paragraph

(iii)]; iii) [subject to such manner of calculation

as may be prescribed by the SGX-ST] for the purpose

of determining the aggregate number of Shares that

may be issued under sub-paragraphs (i)(a) and (i)(b)

as specified, the percentage of issued Shares shall

be calculated based on the total number of issued

Shares [excluding treasury Shares] at the time this

resolution is passed, after adjusting for: a) new

PROPOSAL #14: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of the Companies Act, of all the

powers of the Company to purchase or otherwise

acquire Shares not exceeding in aggregate the Maximum

 Limit [as hereafter defined], at such price(s) as

may be determined by the Directors of the Company

from time to time up to the Maximum Price [as

hereafter defined, whether by way of: a) market

purchase(s) [each a Market Purchase] on the SGX-ST;

and/or b) off-market purchase(s) [each an Off-Market

Purchase] in accordance with any equal access

scheme(s) as may be determined or formulated by the

Directors of the Company as they consider fit, which

scheme(s) shall satisfy all the conditions prescribed

 by the Companies Act; and otherwise in accordance

with all other laws and regulations, including but

not limited to, the provisions of the Companies Act

and listing rules of the SGX-ST as may for the time

being be applicable, be and is hereby authorized and

approved generally and unconditionally [the Share

Purchase Mandate]; 2) authorize the Directors of the

Company pursuant to the Share Purchase Mandate may be

 exercised by the Directors at any time and from time

 to time during the period commencing from the date

of the passing of this Resolution and [authority

expires the earlier of the date on which the next AGM

 of the Company is held or is required by law to be

held]; or b) the date on which the purchases or

acquisitions of Shares by the Company pursuant to the

 Share Purchase Mandate are carried out to the full

extent mandated the Directors of the Company and/or

any of them be and are hereby authorized to complete

and do all such acts and things [including without

limitation, executing such documents as may be

required] as they and/or he may consider necessary,

expedient, incidental or in the interests of the

Company to give effect to the transactions

contemplated and/or authorized by this resolution

PROPOSAL #15.: Approve the Chapter 9 of the Listing          ISSUER            YES             FOR                  FOR

Manual of the SGX-ST, for the Company, its

subsidiaries and target associated companies [as

defined in Appendix 2 to this Notice of AGM [Appendix

 2]], or any of them, to enter into any of the

transactions falling within the types of Interested

Person Transactions described in Appendix 2, with any

 person who falls within the classes of Interested

Persons described in Appendix 2, provided that such

transactions are made on normal commercial terms and

in accordance with the review procedures for

Interested Person Transactions as set out in Appendix

 2 [the IPT Mandate]; 2) the IPT Mandate shall,

[authority expires the earlier of this resolution

shall continue in force until the date that the next

AGM is held or is required by law to be held]; 3) the

 Audit Committee of the Company be and is hereby

authorized to take such action as it deems proper in

respect of such procedures and/or to modify or

implement such procedures as may be necessary to take

 into consideration any amendment to Chapter 9 of the

 Listing Manual of the SGX-ST which may be prescribed

 by the SGX-ST from time to time; and 4) authorize

the Directors of the Company to complete and do all

such acts and things [including, without limitation,

executing such documents as may be required] as they

and/or he may consider necessary, expedient,

incidental or in the interests of the Company to give

 effect to the IPT Mandate and/or this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEPPEL LAND LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   V87778102

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt, a new restricted              ISSUER            YES             FOR                  FOR

share plan to be known as the KLL Restricted Share

Plan (the KLL RSP), under which awards (RSP Awards)

of fully paid-up ordinary shares in the capital of

the Company (Shares), their equivalent cash value or

combinations thereof will be granted, free of

payment, to eligible participants under the KLL RSP,

summary details of which are set out in the Circular

to Shareholders dated 25 MAR 2010 (the Circular),

with effect from the date of termination of the KLL

Share Option Scheme; authorize the Directors of the

Company: (a) to establish and administer the KLL RSP;

 and (b) to modify and/or alter the KLL RSP at any

time and from time to time, provided that such

modification and/or alteration is effected in

accordance with the provisions of the KLL RSP, and to

 do all such acts and to enter into all such

transactions and arrangements as may be necessary or

expedient in order to give full effect to the KLL

RSP; and to grant RSP Awards in accordance with the

provisions of the KLL RSP and to allot and issue from

 time to time such number of fully paid-up Shares as

may be required to be delivered pursuant to the

vesting of RSP Awards under the KLL RSP, provided

that the total number of new Shares which may be

issued or Shares which may be delivered pursuant to

RSP Awards granted under the KLL RSP, when added to

the total number of new Shares issued and issuable or

 existing Shares delivered and deliverable in respect

 of all awards granted under the KLL RSP, all awards

granted under the KLL PSP (as defined in Ordinary

Resolution 2 below), and all Shares, options or

awards granted under any other share scheme of the

Company then in force, shall not exceed 10% of the

issued share capital of the Company (excluding

treasury shares) on the day preceding the relevant

PROPOSAL #2.: Approve and adopt, a new performance            ISSUER            YES             FOR                  FOR

share plan to be known as the KLL Performance Share

Plan (the KLL PSP), under which awards (PSP Awards)

of fully paid-up Shares, their equivalent cash value

or combinations thereof will be granted, free of

payment, to eligible participants under the KLL PSP,

summary details of which are set out in the Circular,

 with effect from the date of termination of the KLL

Share Option Scheme; authorize the Directors of the

Company: (a) to establish and administer the KLL PSP;

 and (b) to modify and/or alter the KLL PSP at any

time and from time to time, provided that such

modification and/or alteration is effected in

accordance with the provisions of the KLL PSP, and to

 do all such acts and to enter into such transactions

 and arrangements as may be necessary or expedient in

 order to give full effect to the KLL PSP; and to

grant PSP Awards in accordance with the provisions of

 the KLL PSP and to allot and issue from time to time

 such number of fully paid-up Shares as may be

required to be delivered pursuant to the vesting of

PSP Awards under the KLL PSP, provided that the total

 number of new Shares which may be issued or Shares

which may be delivered pursuant to PSP Awards granted

 under the KLL PSP, when added to the total number of

 new Shares issued and issuable or existing Shares

delivered and deliverable in respect of all awards

granted under the KLL PSP, all awards granted under

the KLL RSP, and all Shares, options or awards

granted under any other share scheme of the Company

then in force, shall not exceed 10% of the issued

share capital of the Company (excluding treasury

shares) on the day preceding the relevant date of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEPPEL LAND LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   V87778102

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and Audited accounts FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 8 cents per         ISSUER            YES             FOR                  FOR

share FYE 31 DEC 2009 to which the dividend

Reinvestment Scheme shall apply

PROPOSAL #3: Re-elect Mr. Kevin Wong Kingcheung as a         ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 or

Article 100 of the Company's Articles of Association

PROPOSAL #4: Re-elect Mr. Edward Lee Kwong Foo as a          ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 94 or

Article 100 of the Company's Articles of Association

PROPOSAL #5: Re-elect Mrs. Koh-Lim Wen Gin as a                 ISSUER            YES             FOR                  FOR

Director, who will retire pursuant to Article 94 or

Article 100 of the Company's Articles of Association

PROPOSAL #6: Approve the Directors' fees of SGD                 ISSUER            YES             FOR                  FOR

667,000 FYE 31 DEC 2009

PROPOSAL #7: Re-appoint Messrs Ernst & Young as the          ISSUER            YES             FOR                  FOR

Auditors, and authorize the Directors to fix their

remuneration

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 161 of the Companies Act, Chapter

 50 of Singapore [the Companies Act] and Article 8(B)

 of the Company's Articles of Association, to: a)

issue shares in the capital of the Company (shares),

whether by way of rights, bonus or otherwise, and

including any capitalization pursuant to Article 136

and/or Article 136A of the Company's Articles of

Association of any sum for the time being standing to

 the credit of any of the Company's reserve accounts

or any sum standing to the credit of the profit and

loss account or otherwise available for distribution;

 and/or to make or grant offers, agreements or

options that might or would require Shares to be

issued (including but not limited to the creation and

 issue of (as well as adjustments to)warrants,

debentures or other instruments convertible into

Shares)(collectively Instruments), at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and (notwithstanding

that the authority so conferred by this Resolution,

may have ceased to be in force) issue Shares in

pursuance of any instrument made or granted by the

Directors of the Company while the authority was in

force; provided that: the aggregate number of shares

to be issued pursuant to this Resolution (including

Shares to be issued in pursuance of instruments made

or granted pursuant to this Resolution and any

adjustment effected under any relevant Instrument);

(until 31 DEC 2010 or such later date as may be

determined by Singapore Exchange Securities Trading

Limited(SGX-ST)) by way of renounceable rights issues

 on a pro rata basis to shareholders of the Company

(Renounceable Rights Issues) shall not exceed 100% of

 the total number of issued Shares (excluding

treasury Shares)(as calculated in accordance with

this resolution); otherwise than by way of

Renounceable Rights Issues((Other Shares Issues)

shall not exceed 50% of the total number of Issued

Shares (excluding treasury shares )(as calculated in

accordance with this resolution) of which the

aggregate number of Shares to be issued other then on

 a pro rata basis to shareholders of the Company

shall not exceed 20% of the total number of issued

Shares(excluding treasury Shares) (as calculated in

accordance with this resolution); b) the shares to be

 issued under the Renounce able Rights Issues and

Other Share Issues shall not ,in aggregate exceed

100% of the total number of issued Shares (excluding

treasury Shares) (as calculated in this resolution);

c) (subject to such manner of calculation as may be

prescribed by the SGX-ST) for the purpose of

determining the aggregate number of Shares that may

be issued under this resolution, the percentage of

issued Shares shall be calculated based on the total

number of Shares (excluding treasury Shares) at the

time this Resolution is passed, after adjusting for:

new Shares arising from the conversion or exercise of

 convertible securities or share options or vesting

PROPOSAL #9: Authorize the Directors, subject to and         ISSUER            YES             FOR                  FOR

pursuant to the share issue mandate in Resolution 8

being obtained, to fix the issue price for new Shares

 that may be issued other than on a pro rata basis to

 shareholders of the Company at an issue price per

new Share which shall be determined by the Directors

in their absolute discretion provided that such price

 shall not represent more than a 20%, discount for

new Shares to the weighted average price per Share

determined in accordance with the requirements of the

 SGX-ST, until 31 DEC 2010 or such later date as may

be determined by the SGX-ST

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of, in connection with or where

contemplated by the Dividend Reinvestment Scheme to:

allot and issue from time to time, such number of

Shares in the capital of the Company, and/or

notwithstanding that the authority conferred by this

Resolution may have ceased to be in force, allot and

issue such number of Shares in the capital of the

Company pursuant to the application of the Dividend

Reinvestment scheme to any dividend which was

approved while the conferred by this Resolution was

in force, at any time and upon such terms and

conditions and to or with such persons as the

Directors of the Company may, in their absolute

PROPOSAL #11: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of the Companies Act, to purchase

or otherwise acquire issued ordinary Shares fully

paid in the capital of the Company not exceeding in

aggregate the maximum Limit (as hereafter defined),

at such price(s) as may be determined by the

Directors of the Company from time to time up to the

Maximum Price (as hereafter defined), whether by way

of: (a) market purchase(s) each a Market Purchase) on

 the SGX-ST; and/or (b) off-market purchase(s) (each

an Off-Market Purchases) in accordance with any equal

 access scheme(s) as may be determined or formulated

by the Directors as they consider fit, which

scheme(s) shall satisfy all the conditions prescribed

 by the Companies Act; and otherwise in accordance

with all other laws and regulations, including but

not limited to, the provisions of the Companies Act

and listing riles of the SGX-ST as may for the time

being be applicable, be and is hereby authorized and

approved generally and unconditionally (the Share

Purchase Mandate); unless varied or revoked by the

members of the Company in a general meeting; the

authority conferred on the Directors of the Company

pursuant to the Share Purchase Mandate may be

exercised by the Directors of the Company at any time

 and from time to time during the period commencing

from the date of the passing of this Ordinary

Resolution and expiring on the earlier of: the date

of which the next AGM of the Company is held or

required by law to be held; or the date on which the

purchases or acquisitions of Shares by the Company

pursuant to the Share Purchase Mandate are carried

out to the full extent mandated; in this Ordinary

Resolution: Maximum Limit, Relevant Period  Maximum

price, Average Closing price are as specified

authorize the Directors of the Company and/or any of

them to complete and do all such acts and things

(including without limitation, executing such

documents as may be required) as they and/or he may

consider necessary expedient, incidental or in the

interest of the Company to give effect to the

transactions contemplated and/or authorized by this

PROPOSAL #12: Authorize the Company, for the purposes        ISSUER            YES             FOR                  FOR

 of Chapter 9 of the Listing Manual of the SGX-ST,

its subsidiaries and target associated Companies (as

defined in the circular to shareholders dated 25 MAR

2010 (the Circular), or any of them, to enter into

any of the transactions falling within the types of

interested Person Transactions described in the

Circular with any person who falls within the classes

 of interested Persons described in the Circular,

provided that such transactions are made on normal

commercial terms and in accordance with the review

procedures for Interested Person Transactions as set

out in the Circular (the IPT Mandate); the IPT

Mandate shall, unless revoked or varied by the

Company in general meeting, continue in force until

the date that the next AGM of the Company is held or

is required by law to be held, whichever is earlier;

authorize the Audit Committee of the Company to take

such action as it deems proper in respect of such

procedures and/or to modify or implement such

procedures as may be necessary to take into

consideration any amendment to Chapter 9 of the

Listing Manual of the SGX-ST which may be prescribed

by the SBX-ST from time to time; and authorize the

Directors of the Company to complete and do all such

acts and things (including, without limitation,

executing all such documents as may be required) as

they and/or he may consider necessary, expedient,

incidental or in the Interest of the Company to give

effect to the IPT Mandate and/or this Ordinary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KERRY GROUP PLC

  TICKER:                  N/A                 CUSIP:   G52416107

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Declare the dividend                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.A.I: Re-election of Mr. Denis Buckley as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.AII: Re-election of Mr. Michael Dowling          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.B.I: Re-election of Mr. Michael J Fleming        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.BII: Re-election of Mr. John Twomey as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.C.I: Re-election of Mr. Denis Carroll as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.CII: Re-election of Mr. Stan Mccarthy as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3CIII: Re-election of Mr. Donal O Donoghue         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3CIV: Re-election of Mr. Gerard O Hanlon as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #4: Approve the remuneration of the Auditors        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Ordinary resolution  section 20 authority      ISSUER            YES             FOR                  FOR

PROPOSAL #S.6: Approve the disapplication off Section        ISSUER            YES             FOR                  FOR

 23

PROPOSAL #S.7: Authorize the Company to make purcahse        ISSUER            YES             FOR                  FOR

 of its own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KERRY PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   G52440107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and the Auditor for

 the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a: Re-elect Mr. Qian Shaohua as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.b: Re-elect Mr. Chan Wai Ming William as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #3.c: Re-elect Mr. Ku Moon Lun as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditor and authorize the Directors of the Company

to fix its remuneration

PROPOSAL #5.a: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to allot, issue and deal with additional shares in

the share capital of the Company and make or grant

offers, agreements, options and other rights, or

issue warrants and other securities including bonds,

debentures and notes convertible into shares of the

Company during and after the end of the relevant

period shall not exceed the aggregate of 20 % of the

aggregate nominal amount of the share capital of the

Company and the nominal amount of any share capital

of the Company repurchased by the Company  up to a

maximum equivalent to 10% of the aggregate nominal

amount of the share capital of the Company otherwise

than pursuant to, CONTD

PROPOSAL #5.b: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to repurchase its own shares during the relevant

period, on the Stock Exchange of Hong Kong Limited or

 on any other stock exchange on which the shares of

the Company may be tested and recognized by the

securities and Futures Commissions of Hong Kong and

Stock Exchange for such purposes, subject to and in

accordance with all applicable laws and regulations,

shall not exceed 10% of the aggregate nominal amount

of the share capital of the Company;  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or the expiry of the period within

the next AGM of the Company or any other applicable

laws of Bermuda to be held

PROPOSAL #5.c: Approve, conditional upon the passing         ISSUER            YES             FOR                  FOR

of Resolution 5.B, to extend the general mandate

granted to the Directors of the company to allot

shares pursuant to Resolution 5.A, of an amount

representing the aggregate nominal amount of the

share capital of the Company repurchased pursuant to

such general mandate, by the Company under the

authority granted by the Resolution 5.B

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KESKO CORP, HELSINKI

  TICKER:                  N/A                 CUSIP:   X44874109

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Approve the calling of the meeting to            ISSUER             NO              N/A                  N/A

order

PROPOSAL #3: Elect the persons to scrutinize the                ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of

PROPOSAL #4: Approve to record the legality of the            ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #5: Approve to record the attendance at the         ISSUER             NO              N/A                  N/A

meeting and adoption of the list of votes

PROPOSAL #6: Approve to review the President and the         ISSUER             NO              N/A                  N/A

CEO

PROPOSAL #7: Approve the presentation of the 2009              ISSUER             NO              N/A                  N/A

financial statements, the report of the Board of

Directors and the Auditors' report

PROPOSAL #8: Adopt the financial statements                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve to pay a dividend of EUR 0.90            ISSUER            YES             FOR                  FOR

per share

PROPOSAL #10: Grand discharge the liability of Board         ISSUER            YES             FOR                  FOR

Members and the Managing Director

PROPOSAL #11: Approve the Board members' fees and the        ISSUER            YES             FOR                  FOR

 basis for reimbursement of expenses

PROPOSAL #12: Approve the number of members of the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #13: Approve that the term of the current            ISSUER            YES             FOR                  FOR

Board Members will expire at close of 2012 AGM

PROPOSAL #14: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #15: Elect the PricewaterhouseCoopers Oy as         ISSUER            YES             FOR                  FOR

the Auditor

PROPOSAL #16: Amend the Articles of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEYCORP

  TICKER:                  KEY                 CUSIP:   493267108

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM G. BARES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH A. CARRABBA                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CAROL A. CARTWRIGHT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALEXANDER M. CUTLER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELIZABETH R. GILE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RUTH ANN M. GILLIS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KRISTEN L. MANOS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDUARDO R. MENASCE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENRY L. MEYER III                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD W. STACK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. STEVENS                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF 2010 EQUITY COMPENSATION            ISSUER            YES             FOR                  FOR

PLAN.

PROPOSAL #03: AMENDMENT TO ARTICLES AND REGULATIONS          ISSUER            YES             FOR                  FOR

TO REVISE THE VOTING RIGHTS OF THE SERIES B PREFERRED

 STOCK.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS.

PROPOSAL #05: ADVISORY APPROVAL OF EXECUTIVE                       ISSUER            YES             FOR                  FOR

COMPENSATION PROGRAM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KEYENCE CORPORATION

  TICKER:                  N/A                 CUSIP:   J32491102

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KGHM POLSKA MIEDZ S.A., LUBLIN

  TICKER:                  N/A                 CUSIP:   X45213109

  MEETING DATE:      12/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the EGM                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Elect the Chairman                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the statement of meeting's                ISSUER            YES             FOR                  FOR

legal validity and its ability to adopt resolutions

PROPOSAL #4.: Approve the agenda                                            ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Adopt the resolution on changes in                ISSUER            YES         AGAINST           AGAINST

Company's Statute

PROPOSAL #6.: Closing the meeting                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KGHM POLSKA MIEDZ S.A., LUBLIN

  TICKER:                  N/A                 CUSIP:   X45213109

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the OGM                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Election of the Chairman of the OGM               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the confirmation of the                     ISSUER            YES             FOR                  FOR

legality of convening the OGM and its capacity to

adopt resolutions

PROPOSAL #4.: Approve the acceptance of the agenda             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve to review the report on the              ISSUER            YES             FOR                  FOR

Company's activities in FY 2009 and the financial

statements of the Company for FY 2009

PROPOSAL #6.: Approve to review the proposal of the          ISSUER            YES             FOR                  FOR

Management Board concerning the appropriation of

Company profit for FY 2009

PROPOSAL #7.: Approve to review of the Supervisory            ISSUER            YES             FOR                  FOR

Board report on the results of its evaluation of the

report on the Company's activities in FY 2009, the

financial statements of the Company for FY 2009 and

the appropriation of Company profit for FY 2009

PROPOSAL #8.a: Approve the brief assessment of the            ISSUER            YES             FOR                  FOR

Company's standing, including an evaluation of the

internal control system and the Company's significant

 risk Management system

PROPOSAL #8.b: Receive the report on the activities          ISSUER            YES             FOR                  FOR

of the Supervisory Board together with the evaluation

 of its work

PROPOSAL #9.a: Approve the report on the Company's            ISSUER            YES             FOR                  FOR

activities in FY 2009

PROPOSAL #9.b: Approve the financial statements of            ISSUER            YES             FOR                  FOR

the Company for FY 2009

PROPOSAL #9.c: Approve the appropriation of Company          ISSUER            YES             FOR                  FOR

profit for FY 2009

PROPOSAL #10.a1: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Ryszard Janeczek, Member of the

Management Board, who fulfilled the function of Vice

President of the Management Board of the Company

during the period from 24 AUG 2009 to 31 DEC 2009

PROPOSAL #10.a2: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Miroslaw Krutin, Member of the Management

 Board, who fulfilled the function of President of

the Management Board of the Company during the period

 from 01 JAN 2009 to 16 JUN 2009

PROPOSAL #10.a3: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Maciej Tybura, Member of the Management

Board, who during the period: from 01 JAN 2009 to 24

AUG 2009 fulfilled the function of Vice President of

the Management Board of the Company, from 24 AUG 2009

 to 31 DEC 2009 fulfilled the function of I Vice

President of the Management Board of the Company

PROPOSAL #10.a4: Approve the performance of duties in        ISSUER            YES             FOR                  FOR

 FY 2009 of Herbert Wirth, Member of the Management

Board, who during the period: from 01 JAN 2009 to 16

JUN 2009 fulfilled the function of I Vice President

of the Management Board of the Company, from 16 JUN

2009 to 20 JUL 2009 was acting President of the

Management Board of the Company, from 20 JUL 2009 to

31 DEC 2009 fulfilled the function of President of

the Management Board of the Company

PROPOSAL #10.b1: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Jozef Czyczerski a member of the Supervisory Board

of KGHM Polska Miedz S.A. in FY 2009 during the

period in which he fulfilled this function from 01

JAN 2009 to 31 DEC 2009

PROPOSAL #10.b2: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marcin Dyl a member of the Supervisory Board of KGHM

 Polska Miedz S.A. in FY 2009 during the period in

which he fulfilled this function from 01 JAN 2009 to

31 DEC 2009

PROPOSAL #10.b3: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Leszek Hajdacki a member of the Supervisory Board of

 KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b4: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Arkadiusz Kawecki a member of the Supervisory Board

of KGHM Polska Miedz S.A. in FY 2009 during the

period in which he fulfilled this function from 01

JAN 2009 to 31 DEC 2009

PROPOSAL #10.b5: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Jacek Kucinski a member of the Supervisory Board of

KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b6: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Ryszard Kurek a member of the Supervisory Board of

KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b7: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marek Panfil a member of the Supervisory Board of

KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b8: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marek Trawinski a member of the Supervisory Board of

 KGHM Polska Miedz S.A. in FY 2009 during the period

in which he fulfilled this function from 01 JAN 2009

to 31 DEC 2009

PROPOSAL #10.b9: Approve the performance of duties of        ISSUER            YES             FOR                  FOR

 Marzenna Weresa a member of the Supervisory Board of

 KGHM Polska Miedz S.A. in FY 2009 during the period

in which she fulfilled this function from 01 JAN 2009

 to 31 DEC 2009

PROPOSAL #11.: Approve the review of the report on            ISSUER            YES             FOR                  FOR

the activities of the KGHM Polska Miedz S.A. Group in

 FY 2009 and the consolidated financial statements of

 the KGHM Polska Miedz S.A. Group for FY 2009

PROPOSAL #12.: Approve the review of the Supervisory         ISSUER            YES             FOR                  FOR

Board report on the results of its evaluation of the

report on the activities of the KGHM Polska Miedz

S.A. Group in FY 2009 and of the consolidated

financial statements of the KGHM Polska Miedz S.A.

Group for FY 2009

PROPOSAL #13.a: Approve the report on the activities         ISSUER            YES             FOR                  FOR

of the KGHM Polska Miedz S.A. Group in FY 2009

PROPOSAL #13.b: Approve the consolidated financial            ISSUER            YES             FOR                  FOR

statements of the KGHM Polska Miedz S.A. Group for FY

 2009

PROPOSAL #14.: Approve the new Bylaws of the general         ISSUER            YES             FOR                  FOR

meeting of KGHM Polska Miedz S.A. with its registered

 head office in Lubin

PROPOSAL #15.: Adopt a resolution on changes in the          ISSUER            YES         AGAINST           AGAINST

composition of the Supervisory Board of KGHM Polska

Miedz Spolka Akcyjna with its registered head office

in Lubin

PROPOSAL #16.: Closing of the general meeting                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KGI SECURITIES CO LTD

  TICKER:                  N/A                 CUSIP:   Y47572139

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposal of the merger with        ISSUER            YES             FOR                  FOR

 Taishin Securities Co., Ltd. [TW0006010002

PROPOSAL #2.: Authorize the Board of Directors                   ISSUER            YES             FOR                  FOR

proceed not exceed 300 million shares quota to

proposal of capitalization through issuance of common

 shares via private placement or issuance of common

shares to participle the issuance of GDR [optional 1

or both of the above]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KGI SECURITIES CO LTD

  TICKER:                  N/A                 CUSIP:   Y47572139

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations and                 ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #A.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The declaration of 2009 Internal                 ISSUER             NO              N/A                  N/A

control

PROPOSAL #A.4: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The status of the merger issue with            ISSUER             NO              N/A                  N/A

Taishin securities Company Ltd.

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

cash dividend TWD 0.45 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

trading derivatives

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal

PROPOSAL #B.7: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

realty acquisition from the affiliated Companies and

people

PROPOSAL #B.8: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

the merger, split off, tender offer and shares

PROPOSAL #B.9: Approve the capital injection by                 ISSUER            YES             FOR                  FOR

issuing new shares via private placement

PROPOSAL #B.10: Other issues and extraordinary motions      ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KIA MOTORS CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y47601102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES         AGAINST           AGAINST

Articles of Incorporation

PROPOSAL #3: Election of Directors Candidates:                   ISSUER            YES         AGAINST           AGAINST

Jaelock Lee, Euisun Jeong  [External]

PROPOSAL #4: Election of Auditor Committee Member:            ISSUER            YES         AGAINST           AGAINST

Dongseong Jo [External]

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KIKKOMAN CORPORATION

  TICKER:                  N/A                 CUSIP:   J32620106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Decide the Gratis Allotment of New                ISSUER            YES         AGAINST           AGAINST

Share Subscription Rights for the Takeover Defense

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KIMBERLY-CLARK CORPORATION

  TICKER:                  KMB                 CUSIP:   494368103

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN R. ALM                  ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DENNIS R.                     ISSUER            YES             FOR                  FOR

BERESFORD

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN F. BERGSTROM        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ABELARDO E. BRU           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT W. DECHERD        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS J. FALK             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MAE C. JEMISON,          ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES M. JENNESS         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: IAN C. READ                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: LINDA JOHNSON RICE      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: MARC J. SHAPIRO           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: G. CRAIG SULLIVAN        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF AUDITORS                                  ISSUER            YES             FOR                  FOR

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING SPECIAL    SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER MEETINGS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KIMBERLY-CLARK DE MEXICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P60694117

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Presentation and, if relevant, approval        ISSUER             NO              N/A                  N/A

 of the report from the general Director prepared in

accordance with Article 172 of the General Mercantile

 Companies Law, accompanied by the opinion of the

Outside Auditor, regarding the operations and results

 of the Company for the fiscal year that ended on 31

DEC 2009, as well as the opinion of the board of

directors regarding the content of said report,

presentation and, if relevant, approval of the report

 from the board of Directors that is referred to in

Article 172, Line B, of the General Mercantile

Companies Law in which the main accounting and

information policies and criteria followed in the

preparation of the financial information of the

Company are contained, presentation and, if relevant,

 approval of the financial statements of the Company

to 31 DEC 2009, both individual and consolidated, and

 the allocation of results from the fiscal year,

presentation and, if relevant, approval of the report

 regarding the fulfillment of the t ax obligations

that are the responsibility of the Company,

presentation and, if relevant, approval of the annual

 report regarding the activities carried out by the

Audit and Corporate Practices Committee; resolutions

in this regard

PROPOSAL #II.: Presentation and, if relevant,                     ISSUER             NO              N/A                  N/A

approval of a proposal from the Board of Directors to

 pay a cash dividend, coming from the balance of the

net fiscal profit account in the amount of MXN in

3.20 per share, to each one of the common,

nominative, shares without par value in circulation

from the series A and B, as well as to each one of

the special series T Shares that is assigned, said

dividend will be paid in four installments of MXN

0.80 per share, on 8 APR, 8 JUL, 7 OCT and 2 DEC,

PROPOSAL #III.: Appointment and/or ratification, of          ISSUER             NO              N/A                  N/A

the members of the Board of Directors, both full and

alternate, as well as of the chairperson of the Audit

 and Corporate Practices Committee, determination

regarding the independence of the Members of the

Board of Directors of the Company, in accordance with

 that which is established in Article 26 of the

Securities Market Law; resolutions in this regard

PROPOSAL #IV.: Remuneration to the Members of the              ISSUER             NO              N/A                  N/A

Board of Directors and of the Separate Committees,

both full and alternate, as well as for the secretary

 of the company; resolutions in this regard

PROPOSAL #V.: Presentation and, if relevant, approval        ISSUER             NO              N/A                  N/A

 of the report from the Board of Directors regarding

the policies of the Company in regard to the

acquisition of its own shares and, if relevant,

placement of the same, proposal to cancel up to

16,109,100 common, nominative shares with no par

value, from Class I, representative of the fixed part

 of the share capital, coming from the share

repurchase program that are in the Company's

treasury, of which 8,158,100 are Series A and

7,951,000 are Series B, proposal, and if relevant,

approval of the maximum amount of funds that can be

allocated to the purchase of our own shares for the

2010 fiscal year, proposal and, if relevant, approval

 of the amendment of Article 5 of the Corporate

Bylaws of the Company, to reflect the corresponding

decrease in the fixed part of the share capital;

PROPOSAL #VI.: Designation of delegates who will                ISSUER             NO              N/A                  N/A

formalize and carry out the resolutions passed by the

 Annual and EGM of shareholders.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KIMCO REALTY CORPORATION

  TICKER:                  KIM                 CUSIP:   49446R109

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: M. COOPER                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: P. COVIELLO                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. DOOLEY                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. GRILLS                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. HENRY                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F.P. HUGHES                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F. LOURENSO                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. SALTZMAN                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE APPROVAL OF THE COMPANY'S 2010                ISSUER            YES             FOR                  FOR

EQUITY PARTICIPATION PLAN AS DESCRIBED IN THE

ACCOMPANYING PROXY STATEMENT.

PROPOSAL #03: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINDEN CORPORATION

  TICKER:                  N/A                 CUSIP:   J33093105

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINETIC CONCEPTS, INC.

  TICKER:                  KCI                 CUSIP:   49460W208

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RONALD W. DOLLENS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CATHERINE M. BURZIK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN P. BYRNES                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARRY R. JACOBSON, M.D.                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR

THE FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KING PHARMACEUTICALS, INC.

  TICKER:                  KG                   CUSIP:   495582108

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: KEVIN S CRUTCHFIELD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E.W DEAVENPORT JR                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELIZABETH M GREETHAM                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP A INCARNATI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY D JORDAN PHD                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN A MARKISON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R CHARLES MOYER PHD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D GREG ROOKER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DERACE L SCHAFFER MD                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TED G WOOD                                            ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF A PROPOSED AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 COMPANY'S THIRD AMENDED AND RESTATED CHARTER

PROVIDING FOR A MAJORITY VOTING STANDARD IN

UNCONTESTED ELECTIONS OF DIRECTORS AND ELIMINATING

UNNECESSARY PROVISIONS RELATED TO OUR PREVIOUSLY

CLASSIFIED BOARD OF DIRECTORS.

PROPOSAL #03: REAPPROVAL OF THE PERFORMANCE GOALS              ISSUER            YES             FOR                  FOR

LISTED WITHIN THE COMPANY'S INCENTIVE PLAN, WHICH

ORIGINALLY WERE APPROVED BY OUR SHAREHOLDERS IN 2005.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010.        THE

BOARD OF DIRECTORS RECOMMENDS YOU            VOTE

AGAINST PROPOSAL 5.

PROPOSAL #05: IF PROPERLY PRESENTED AT THE MEETING,      SHAREHOLDER        YES         AGAINST               FOR

APPROVAL OF A NON-BINDING SHAREHOLDER PROPOSAL

REQUESTING THAT THE COMPANY'S BOARD OF DIRECTORS TAKE

 STEPS TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS

APPLICABLE TO SHAREHOLDERS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINGBOARD CHEMICAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G52562140

  MEETING DATE:      7/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the allotment and issuance of          ISSUER            YES             FOR                  FOR

an aggregate of up to 940,750 new shares of nominal

value of HKD 0.10 each in the issued share capital of

 Kingboard Chemical Holdings Limited to [i] Messrs.

Cheung Kwok Wing, Mok Cham Hung, Chadwick, Chan Wing

Kwan and Chang Wing Yiu, all being the Directors of

Kingboard Chemical Holdings Limited and the Directors

 of Elec & Eltek International Company Limited, [ii]

Mr. Cheung Kwok Wa, being the brother to Mr. Cheung

Kwok Wing and a Director of Kingboard Laminates

Holdings Limited, and [iii] Messrs. Li Muk Kam, Chan

Sai Kit, Philip, Clement Sun, Heng Nguan Leng,

Claudia, Li Chiu Cheuk, Wong Yu Hong, Philip and Lai

Chong Tuck, Larry, all being directors of Elec &

Eltek International Company Limited [Connected Share

Transaction]; and authorize any 1 or more of the

Directors of the Company to do, approve and transact

all such acts and things as he/she/they may in

his/her/their discretion consider necessary,

desirable or expedient to carry out or give effect to

 or otherwise in connection with the connected share

transaction

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINGBOARD CHEMICAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G52562140

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Directors' report and the Independent

Auditor's report thereon for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-elect Mr. Cheung Kwong Kwan as an          ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #3.B: Re-elect Mr. Chang Wing Yiu as an                ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #3.C: Re-elect  Mr. Ho Yin Sang as an                   ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company

PROPOSAL #3.D: Re-elect  Mr. Mok Cham Hung, Chadwick         ISSUER            YES             FOR                  FOR

as an Executive Director of the Company

PROPOSAL #3.E: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the Directors remuneration

PROPOSAL #4: Re-appoint the Auditor and authorize the        ISSUER            YES             FOR                  FOR

 Board of Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

  Directors , subject to this resolution to allot,

issue and deal with additional shares of the Company

Shares  or securities convertible into Shares, or

options, warrants or similar rights to subscribe for

any Shares, and to make or grant offers, agreements

and options which might require the exercise of such

power be and is hereby generally and unconditionally

during and after the end of the relevant period, not

exceeding 20% of the aggregate nominal amount of the

issued share capital of the Company otherwise than

pursuant to: i) a Rights Issue; ii) the exercise of

rights of subscription or conversion under the terms

of any warrants issued by the Company or any

securities which are convertible into Shares; iii)

the exercise of any option scheme or similar

arrangement; or iv) any .CONTD..

PROPOSAL #5.B: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

  Directors  during the relevant period to repurchase

 shares of the Company  Shares  or securities

convertible into Shares on The Stock Exchange of Hong

 Kong Limited  Stock Exchange  or on any other stock

exchange on which the securities of the Company may

be listed and recognized for this purpose by the

Securities and Futures Commission of Hong Kong and

the Stock Exchange under the Hong Kong Code on share

repurchases and, subject to and in accordance with

all applicable laws and regulations, the aggregate

nominal amount of the securities which may be

repurchased by the Company pursuant to this

Resolution during the relevant period shall not

exceed 10% of the aggregate nominal amount of the

share capital of the Company in issue at the date of

PROPOSAL #5.C: Approve, conditional upon the passing         ISSUER            YES         AGAINST           AGAINST

of Resolutions 5A and 5B as specified, the general

mandate granted to the Directors of the Company to

allot, issue or otherwise deal with shares of the

Company pursuant to Resolution 5A above be extended

by the addition to the aggregate nominal amount of

the shares of the Company of an amount representing

the aggregate nominal amount of the share capital of

the Company repurchased by the Company under the

authority granted pursuant to Resolution 5B above,

provided that such amount shall not exceed 10% of the

 aggregate nominal amount of the share capital of the

 Company in issue at the date of the passing of this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINGBOARD CHEMICAL HOLDINGS LTD, GEORGE TOWN

  TICKER:                  N/A                 CUSIP:   G52562140

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the continuing connected                     ISSUER            YES             FOR                  FOR

transaction contemplated by the Drill Bits Agreement

and the Proposed Annual Caps  such terms shall have

the meaning as defined in the circular to the

shareholders of the Company dated 27 MAY 2010 and

authorize any Director of the Company to do, approve

and transact all such acts and things as they may in

their discretion consider necessary or desirable in

connection therewith

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINGFISHER PLC

  TICKER:                  N/A                 CUSIP:   G5256E441

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual report and         ISSUER            YES             FOR                  FOR

accounts for 2010

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for 2010

PROPOSAL #3: Approve the payment of a final dividend         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Elect Mr. Anders Dahlvig as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Elect Mr. Andrew Bonfield as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Mr. Daniel Bernad as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mrs. Janis Kong as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9: Authorize the Directors to agree the              ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #10: Authorize the Directors to allot new            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #11: Authorize the Company to make political        ISSUER            YES             FOR                  FOR

 donations

PROPOSAL #S.12: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.14: Approve the calling of a general                ISSUER            YES             FOR                  FOR

meeting, other than an AGM on 14 day's notice

PROPOSAL #S.15: Adopt new Articles of association of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #16: Approve the Kingfisher Share Incentive         ISSUER            YES             FOR                  FOR

Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINROSS GOLD CORP

  TICKER:                  N/A                 CUSIP:   496902404

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. John A. Brough as a Director        ISSUER            YES             FOR                  FOR

 of the Company for the ensuing year

PROPOSAL #1.2: Elect Mr. Tye W. Burt as a Director of        ISSUER            YES             FOR                  FOR

 the Company for the ensuing year

PROPOSAL #1.3: Elect Mr. John K. Carrington as a                ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.4: Elect Mr. John M. H. Huxley as a                 ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.5: Elect Mr. John A. Keyes as a Director         ISSUER            YES             FOR                  FOR

of the Company for the ensuing year

PROPOSAL #1.6: Elect Mr. Catherine McLeod-Seltzer as         ISSUER            YES             FOR                  FOR

a Director of the Company for the ensuing year

PROPOSAL #1.7: Elect Mr. George F. Michals as a                 ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.8: Elect Mr. John E. Oliver as a Director        ISSUER            YES             FOR                  FOR

 of the Company for the ensuing year

PROPOSAL #1.9: Elect Mr. Terence C. W. Reid as a                ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #2: Appoint KPMG LLP, Chartered Accountants,        ISSUER            YES             FOR                  FOR

 as the Auditors of the Company for the ensuring year

 and to authorize the Directors to fix their

remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KINTETSU CORPORATION

  TICKER:                  N/A                 CUSIP:   J33136128

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KIRIN HOLDINGS COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   497350108

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KISSEI PHARMACEUTICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J33652108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Approve Minor                     ISSUER            YES             FOR                  FOR

Revisions

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KLABIN SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P60933101

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the administrators accounts to          ISSUER             NO              N/A                  N/A

examine, discuss and vote on the administrations

report, the financial statements and the accounting

statements accompanied by the Independent Auditors

report and the Finance Committee, regarding the FY

ending on 31 DEC 2009, well as the opinion of the

Board of Directors

PROPOSAL #2: To decide regarding the allocation of            ISSUER             NO              N/A                  N/A

the net profit and the distribution of the dividends

PROPOSAL #3: Election of Armando Klabin, Celso Lafer,        ISSUER            YES         ABSTAIN           AGAINST

 Daniel Miguel Klabin, Israel Klabin, Lilia Klabin

Lveine, Miguel Lafer, Paulo Sergio Coutinho Galvao

Filho, Pedro Franco Piva, Roberto Luiz Leme Klabin,

Vera Lafer as the Members of the Board of Directors

PROPOSAL #4: To set the Directors remuneration                    ISSUER             NO              N/A                  N/A

PROPOSAL #5: Elect the members the Finance Committee         ISSUER            YES         ABSTAIN           AGAINST

including the representative of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KLA-TENCOR CORPORATION

  TICKER:                  KLAC               CUSIP:   482480100

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT P. AKINS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT T. BOND                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KIRAN M. PATEL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID C. WANG                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: AMENDMENT & RESTATEMENT OF 2004 EQUITY         ISSUER            YES             FOR                  FOR

INCENTIVE PLAN (2004 EQUITY PLAN) TO INCREASE NUMBER

OF SHARES RESERVED FOR ISSUANCE UNDER 2004 EQUITY

PLAN AND REAPPROVE THE MATERIAL TERMS OF THE 2004

EQUITY PLAN, INCLUDING LIST OF CORPORATE PERFORMANCE

GOALS THROUGH WHICH CERTAIN AWARDS MADE UNDER PLAN

MAY BE EARNED.

PROPOSAL #03: TO APPROVE THE MATERIAL TERMS OF THE            ISSUER            YES             FOR                  FOR

COMPANY'S PERFORMANCE BONUS PLAN, INCLUDING AN

EXPANSION AND REAPPROVAL OF THE LIST OF CORPORATE

PERFORMANCE GOALS TO WHICH THE PAYMENT OF CASH BONUS

AWARDS MADE UNDER THE PLAN MAY BE TIED IN ORDER TO

QUALIFY THOSE AWARDS AS PERFORMANCE-BASED

COMPENSATION FOR PURPOSES OF SECTION 162(M).

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING JUNE 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KLEPIERRE (EX-COMPAGNIE FONCIERE KLEPIERRE), PARIS

  TICKER:                  N/A                 CUSIP:   F5396X102

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual financial                        ISSUER            YES             FOR                  FOR

statements for FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the  FY 2009

PROPOSAL #O.3: Approve the transactions and                        ISSUER            YES             FOR                  FOR

agreements for pursuant to the Article L. 225-86 of

the Commercial Code

PROPOSAL #O.4: Approve the income for FY 2009                      ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the payment of the dividend in        ISSUER            YES             FOR                  FOR

 cash or shares

PROPOSAL #O.6: Approve the renewal of Mr. Bertrand de        ISSUER            YES             FOR                  FOR

 Feydeau's term as a Supervisory Board member

PROPOSAL #O.7: Approve the renewal of Mr. Dominique          ISSUER            YES             FOR                  FOR

Hoenn's term as a Supervisory Board member

PROPOSAL #O.8: Approve the renewal of Mr. Vivien                ISSUER            YES             FOR                  FOR

Levy-Garboua's term as a Supervisory Board member

PROPOSAL #O.9: Ratify the co-optation of Mrs.                     ISSUER            YES         AGAINST           AGAINST

Dominique Aubernon as a Supervisory Board member

PROPOSAL #O.10: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Mazars' term, as permanent Co-Statutory Auditor and

Mr. Patrick de Cambourg's term as Substitute Co-

Statutory Auditor

PROPOSAL #O.11: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Deloitte et Associes' term, as permanent Co-Statutory

 Auditor and BEAS' term as Substitute Co-Statutory

Auditor

PROPOSAL #O.12: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

proceed with trading the shares of the Company

PROPOSAL #E.13: Authorize the Executive Board to                ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #E.14: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOBAYASHI PHARMACEUTICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J3430E103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOBE STEEL,LTD.

  TICKER:                  N/A                 CUSIP:   J34555144

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOC HLDG

  TICKER:                  N/A                 CUSIP:   M63751107

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and forming the presidency of            ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2: Receive the reports of Board Members,            ISSUER             NO              N/A                  N/A

Auditors and the independent audit firm; approve the

financial statements

PROPOSAL #3: Approve the amendments of Board Members         ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve that release of Board Members            ISSUER             NO              N/A                  N/A

and Auditors

PROPOSAL #5: Approve to take a decision for                        ISSUER             NO              N/A                  N/A

amendments on items 4, 7, 8, 32 and temporary item

PROPOSAL #6: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 dividend distribution policy

PROPOSAL #7: Approve the dividend distribution and            ISSUER             NO              N/A                  N/A

its pay date

PROPOSAL #8: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 information policy

PROPOSAL #9: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 given collaterals, mortgages, pawns and pledges

PROPOSAL #10: Approve the independent audit firm                ISSUER             NO              N/A                  N/A

PROPOSAL #11: Approve to determine the numbers and            ISSUER             NO              N/A                  N/A

terms of office of Board Members and their election

PROPOSAL #12: Approve to determine the numbers of              ISSUER             NO              N/A                  N/A

Auditors and their election

PROPOSAL #13: Approve to determine the wages of Board        ISSUER             NO              N/A                  N/A

 Members and Auditors

PROPOSAL #14: Approve to inform the shareholders                ISSUER             NO              N/A                  N/A

about donations

PROPOSAL #15: Approve to permit the Board Members as         ISSUER             NO              N/A                  N/A

per items 334 and 335 of Turkish Commercial Code

PROPOSAL #16: Authorize the Board Members to sign the        ISSUER             NO              N/A                  N/A

 Minutes of meeting

PROPOSAL #17: Wishes                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOHL'S CORPORATION

  TICKER:                  KSS                 CUSIP:   500255104

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PETER BONEPARTH           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEVEN A. BURD             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN F. HERMA               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DALE E. JONES               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: WILLIAM S. KELLOGG      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: KEVIN MANSELL               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRANK V. SICA               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PETER M.                       ISSUER            YES             FOR                  FOR

SOMMERHAUSER

PROPOSAL #1I: ELECTION OF DIRECTOR: STEPHANIE A.                ISSUER            YES             FOR                  FOR

STREETER

PROPOSAL #1J: ELECTION OF DIRECTOR: NINA G. VACA                ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: STEPHEN E. WATSON        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY APPOINTMENT OF ERNST & YOUNG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF THE KOHL'S CORPORATION 2010        ISSUER            YES             FOR                  FOR

 LONG TERM COMPENSATION PLAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL: ADOPT SIMPLE           SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTE.

PROPOSAL #05: SHAREHOLDER PROPOSAL: INDEPENDENT             SHAREHOLDER        YES         AGAINST               FOR

CHAIRMAN OF THE BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOITO MANUFACTURING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J34899104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve Payment of Bonuses to Directors         ISSUER            YES         AGAINST           AGAINST

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOKUYO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J35544105

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOMATSU LTD.

  TICKER:                  N/A                 CUSIP:   J35759125

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to  Directors      ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Establishment of the Amount and                     ISSUER            YES             FOR                  FOR

Features of Remuneration for Directors of the Company

 in the Form of Stock Acquisition Rights to be

Granted as Stock-Based Remuneration

PROPOSAL #6.: Giving the Board of Directors the                 ISSUER            YES             FOR                  FOR

Authority to Issue Stock Acquisition Rights as Stock-

Based Remuneration to Employees of the Company and

Directors of Major Subsidiaries of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOMERCNI BANKA A S

  TICKER:                  N/A                 CUSIP:   X45471111

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the rules of order and of voting        ISSUER            YES             FOR                  FOR

 of the general meeting, election of general meeting

Chairman, minutes clerk, minutes verifiers and

scrutineers

PROPOSAL #3: Approve the Board of Directors report on        ISSUER            YES             FOR                  FOR

 the banks business activities and on the state of

its assets and liabilities for part the year 2009

semicolon discussion over the explanatory report on

matters under s. 118(5)(a)(k) of Act no. 256/2004 SB

the Act to regulate business undertaking in the

capital market as amended

PROPOSAL #4: Approve the regular financial statements        ISSUER            YES             FOR                  FOR

 with the proposal for the distribution of profit for

 the year 2009 and about the consolidated financial

statements for the year 2009

PROPOSAL #5: Approve the Supervisory Boards position         ISSUER            YES             FOR                  FOR

on the regular financial statements for the year 2009

 on the proposal for the distribution of profit for

the year 2009 and on the consolidated financial

statements for the year 2009 semicolon Supervisory

Boards report on the results of its Supervisory

activity semicolon and Supervisory Board position on

the Board of Directors report on relations among

related entities in accordance wit h s. 66a (9) of

Act no. 513/1991 SB the commercial code as amended

hereinafter called the commercial code

PROPOSAL #6: Receive the Audit Committees report on          ISSUER            YES             FOR                  FOR

the results of its activity

PROPOSAL #7: Approve the regular financial statements        ISSUER            YES             FOR                  FOR

 for the year 2009

PROPOSAL #8: Approve the decision on the distribution        ISSUER            YES             FOR                  FOR

 of profit for the year 2009

PROPOSAL #9: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements for the year 2009

PROPOSAL #10: Approve the decision on the                            ISSUER            YES             FOR                  FOR

compensation of the Members of the banks Board of

PROPOSAL #11: Approve the decision on the acquisition        ISSUER            YES             FOR                  FOR

 of the banks treasury stock

PROPOSAL #12: Amend the Articles of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #13: Appointment of a statutory Auditor to          ISSUER            YES             FOR                  FOR

make the statutory audit

PROPOSAL #14: Closing                                                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOMERI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J3590M101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Corporate Auditors

PROPOSAL #4: Approve Payment of Accrued Benefits                ISSUER            YES             FOR                  FOR

associated with Abolition of Retirement Benefit

System for Current Corporate Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONAMI CORPORATION

  TICKER:                  N/A                 CUSIP:   J35996107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Continuation and Partial Revision of            ISSUER            YES         AGAINST           AGAINST

the Countermeasures to Large-Scale Acquisitions of

KONAMI CORPORATION Shares (Takeover Defense Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONE OYJ

  TICKER:                  N/A                 CUSIP:   X4551T105

  MEETING DATE:      3/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of person to scrutinize the            ISSUER             NO              N/A                  N/A

minutes and persons to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,            ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the Auditors

 report for the year 2009

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve the actions on profit or loss:         ISSUER            YES             FOR                  FOR

Boards proposal to pay dividend EUR 1.30 per share to

 B shares and 1,295 EUR to A shares, Boards proposal

to donate EUR 3,500,000 to universities and

distribute 100,000 B shares and max EUR 100,000 to

Kone Corp Centennial Foundation

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the Board         ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Messrs M. Alahuhta, A. Brunila,         ISSUER            YES         AGAINST           AGAINST

R. Hanhinen, A. Herlin, S. Kimura, S. Hamalainen-

Lindfors, J. Kaskeala, S. Pietikainen as the Board

Members and J. Herlin as the Deputy Member

PROPOSAL #13.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Auditor(s]

PROPOSAL #14.: Approve the number the Auditors                    ISSUER            YES             FOR                  FOR

PROPOSAL #15.: Elect the Auditor(s]                                       ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Approve to establish the Kone Corp              ISSUER            YES             FOR                  FOR

Centennial Foundation and distribution of treasury

shares

PROPOSAL #17.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

purchasing Company's own shares

PROPOSAL #18.: Authorize the Board to decide on share        ISSUER            YES             FOR                  FOR

 issue and grant stock options and other special

PROPOSAL #19.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONICA MINOLTA HOLDINGS, INC.

  TICKER:                  N/A                 CUSIP:   J36060119

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE AHOLD NV

  TICKER:                  N/A                 CUSIP:   N0139V142

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report of the Corporate Executive Board         ISSUER             NO              N/A                  N/A

for FY 2009

PROPOSAL #3: Corporate Governance update                              ISSUER             NO              N/A                  N/A

PROPOSAL #4: Explanation of policy on additions to            ISSUER             NO              N/A                  N/A

reserves and dividends

PROPOSAL #5: Adopt 2009 financial statements                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to determine the dividend over          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #7: Grant Discharge of liability of the                ISSUER            YES             FOR                  FOR

Members of the Corporate Executive Board

PROPOSAL #8: Grant Discharge of liability of the                ISSUER            YES             FOR                  FOR

Members of the Supervisory Board

PROPOSAL #9: Appointment of Mr. J.F. Rishton for a            ISSUER            YES             FOR                  FOR

new term as a Member of the Corporate

PROPOSAL #10: Appointment of Mr. L.J. Hijmans van den        ISSUER            YES             FOR                  FOR

 Bergh as a Member of the Corporate

PROPOSAL #11: Appointment of Mrs. J.A. Sprieser for a        ISSUER            YES             FOR                  FOR

 new term as a Member of the

PROPOSAL #12: Amend the remuneration of the                        ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #13: Appointment of Deloitte Accountants              ISSUER            YES             FOR                  FOR

B.V. as the external Auditor of the

PROPOSAL #14: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to issue common shares or grant rights

to acquire common shares up to a maximum of 10% of

the issued share capital, subject to the approval of

the Supervisory Board

PROPOSAL #15: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to restrict or exclude, subject to the

approval of the Supervisory Board, pre-emptive rights

 in relation to the issue of common shares or the

granting of rights to acquire common shares

PROPOSAL #16: Authorize the Corporate Executive Board        ISSUER            YES             FOR                  FOR

 for a period of 18 months, i.e. until and including

13 OCT 2011, to acquire shares in the Company,

subject to the approval of the Supervisory Board, up

to a maximum of 10% of the issued share capital at

the date of acquisition

PROPOSAL #17: Approve to cancel the common shares in         ISSUER            YES             FOR                  FOR

the share capital of the Company held or to be

acquired by the Company; the number of shares that

will be cancelled shall be determined by the

Corporate Executive Board

PROPOSAL #18: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE DSM NV

  TICKER:                  N/A                 CUSIP:   N5017D122

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.a: Annual report by the Managing Board            ISSUER             NO              N/A                  N/A

and Triple P report for 2009

PROPOSAL #2.b: Corporate Governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3: Adopt the financial statements for 2009         ISSUER            YES             FOR                  FOR

PROPOSAL #4.a: Approve the reserve policy and                     ISSUER             NO              N/A                  N/A

dividend policy

PROPOSAL #4.b: Adopt the dividend payment for 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #5.a: Approve the liability of the Members          ISSUER            YES             FOR                  FOR

of Managing Board

PROPOSAL #5.b: Approve the liability of the Members          ISSUER            YES             FOR                  FOR

of Supervisory Board

PROPOSAL #6.a: Re-appointment of Mr N.H. Gerardu as a        ISSUER            YES             FOR                  FOR

 Member of Managing Board

PROPOSAL #6.b: Re-appointment of Mr R-D Schwalb as a         ISSUER            YES             FOR                  FOR

Member of Managing Board

PROPOSAL #7.a: Re-appointment of Mr T. De Swaan as a         ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #7.b: Re-appointment of Mr R.J. Routs as a          ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #8: Adopt the remuneration policy of the              ISSUER            YES             FOR                  FOR

Members of the Managing Board

PROPOSAL #9.a: Authorize the Managing Board to issue         ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #9.b: Authorize the Managing Board to limit         ISSUER            YES             FOR                  FOR

or exclude the preferential right when issuing

ordinary shares

PROPOSAL #10: Authorize the Managing Board to have            ISSUER            YES             FOR                  FOR

the Company repurchase shares

PROPOSAL #11: Approve the reduction of the issued              ISSUER            YES             FOR                  FOR

capital by canceling shares

PROPOSAL #12: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #13: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE KPN NV

  TICKER:                  N/A                 CUSIP:   N4297B146

  MEETING DATE:      11/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Notification regarding the intended              ISSUER             NO              N/A                  N/A

appointment of Mrs. Carla Smits-Nusteling as a Member

 of the Board of Management

PROPOSAL #3.: Closure of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KONINKLIJKE KPN NV

  TICKER:                  N/A                 CUSIP:   N4297B146

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and announcements                                  ISSUER             NO              N/A                  N/A

PROPOSAL #2: Report by the Board of Management for            ISSUER             NO              N/A                  N/A

the FY 2009

PROPOSAL #3: Update on Corporate Governance                         ISSUER             NO              N/A                  N/A

PROPOSAL #4: Adopt the financial statements for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #5: Explanation of the financial and                     ISSUER             NO              N/A                  N/A

dividend policy

PROPOSAL #6: Adopt a dividend over the FY 2009                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Management from liability

PROPOSAL #8: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board from liability

PROPOSAL #9: Appoint the Auditor                                            ISSUER            YES             FOR                  FOR

PROPOSAL #10: Amend the remuneration policy for the          ISSUER            YES             FOR                  FOR

Board of Management

PROPOSAL #11: Announcement regarding the intended              ISSUER             NO              N/A                  N/A

extension of the employment contracts of Mr. E. Blok

and Mr. J.B.P. Coopmans as Members of the Board of

Management

PROPOSAL #12: Announcement concerning vacancies in            ISSUER             NO              N/A                  N/A

the Supervisory Board arising in 2011

PROPOSAL #13: Announcement regarding changes in                 ISSUER             NO              N/A                  N/A

composition of the Committees of the Supervisory Board

PROPOSAL #14: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

resolve that the Company may acquire its own shares

PROPOSAL #15: Approve to reduce the capital through          ISSUER            YES             FOR                  FOR

cancellation of own shares

PROPOSAL #16: Any other business and closure of the          ISSUER             NO              N/A                  N/A

meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOOR INDUSTRIES LTD, ROSH HAAYIN

  TICKER:                  N/A                 CUSIP:   M6384K112

  MEETING DATE:      12/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transaction with Rock Real         ISSUER            YES             FOR                  FOR

Estate Partners Ltd., by which Rock Real will promote

 and propose to Koor Real Estate purchase outside of

Israel, will assist the Company in negotiations and

in receipt of finance and will accompany each project

 until completion and will assist in finding sale

opportunities; in consideration Koor will pay Real

Rock 12% of the ensuing profit, up to the time of

sale of any project, after Koor has recouped its

investment plus 2% annual interest out of the income,

 Koor will pay Real Rock 12% of the profit from

income [payments out of income will be deducted from

the amount due to Real Rock on sale]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOOR INDUSTRIES LTD, ROSH HAAYIN

  TICKER:                  N/A                 CUSIP:   M6384K112

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation of the financial statements        ISSUER             NO              N/A                  N/A

 and Directors' report for 2009

PROPOSAL #2: Re-appoint Accountant-Auditors for the          ISSUER            YES             FOR                  FOR

year 2010 and receipt of a report as their fees in

PROPOSAL #3: Appointment of Lior Hannes who was co-           ISSUER            YES             FOR                  FOR

opted onto the Board in March 2010

PROPOSAL #4: Approve the bonus in the amount of ILS          ISSUER            YES             FOR                  FOR

900,000 for the Director Rafi Bisker in respect of

his contribution to the transaction for the purchase

of the HQ building of HSBC in New York jointly with

party [the bonus will be paid in equal shares by the

Company and the third party]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOREA ELECTRIC POWER CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y48406105

  MEETING DATE:      9/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Permanent [Standing] Director:            ISSUER            YES             FOR                  FOR

re-appoint Kim, Moon-Duck as a Standing Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOREA ELECTRIC POWER CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y48406105

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

PROPOSAL #3: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOREA ELECTRIC POWER CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y48406105

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of Director, candidate: Woo            ISSUER            YES             FOR                  FOR

Gyeom Kim

PROPOSAL #2.: Election of an Audit Committee Member          ISSUER            YES             FOR                  FOR

as Outside Director, candidate: Sunjin Kim

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOREA EXCHANGE BANK, SEOUL

  TICKER:                  N/A                 CUSIP:   Y48585106

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve of 43rd balance sheet, income          ISSUER            YES             FOR                  FOR

statement and proposed disposition of retained earning

PROPOSAL #2.: Election of the Directors candidates:          ISSUER            YES             FOR                  FOR

Richard F. Wacker [External] Jingeun Park, Jungsu Kim

PROPOSAL #3.: Election of the Member of the Audit              ISSUER            YES             FOR                  FOR

Committee, who is the External Director; candidates:

Jungsu Kim, Hoewon Yoo

PROPOSAL #4.: Approve the previously granted Stock            ISSUER            YES             FOR                  FOR

Option

PROPOSAL #5.: Approve the endowment of the Stock                ISSUER            YES             FOR                  FOR

purchase Option for Staff

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOREA GAS CORP

  TICKER:                  N/A                 CUSIP:   Y48861101

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 27th balance sheet, income         ISSUER            YES             FOR                  FOR

statement, and proposed disposition of retained

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.1.1: Election of Director Sunjang Yang             ISSUER            YES             FOR                  FOR

PROPOSAL #3.1.2: Election of Director candidates:              ISSUER            YES                                 AGAINST

Sangkyung Oh

PROPOSAL #3.1.3: Election of Director candidates:              ISSUER            YES                                 AGAINST

Yungsung Park

PROPOSAL #3.2.1: Election of External Director:                 ISSUER            YES             FOR                  FOR

Seyoung An

PROPOSAL #3.2.2: Election of External Director:                 ISSUER            YES                                 AGAINST

Junghwan Kim

PROPOSAL #3.2.3: Election of External Director:                 ISSUER            YES                                 AGAINST

Jonggap Kim

PROPOSAL #3.2.4: Election of External Director:                 ISSUER            YES             FOR                  FOR

Byungmu Min

PROPOSAL #3.2.5: Election of External Director: Wonmo        ISSUER            YES             FOR                  FOR

 Sung

PROPOSAL #3.2.6: Election of External Director:                 ISSUER            YES                                 AGAINST

Younghak Yun

PROPOSAL #3.2.7: Election of External Director:                 ISSUER            YES                                 AGAINST

Sukyung Lee

PROPOSAL #3.2.8: Election of External Director:                 ISSUER            YES                                 AGAINST

Jisang Jang

PROPOSAL #3.2.9: Election of External Director: Jewon        ISSUER            YES                                 AGAINST

 Jeon

PROPOSAL #3.210: Election of External Director:                 ISSUER            YES             FOR                  FOR

Kiryung Choi

PROPOSAL #4.: Election of Younggil Seo as the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the remuneration limit of the          ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOREA INVESTMENT HOLDINGS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y4862P106

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 8th financial statement                ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the disposition of retained                ISSUER            YES             FOR                  FOR

earning

PROPOSAL #3: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Nam Gu Kim, Joo Won Kim               ISSUER            YES             FOR                  FOR

External  Seung Hee Park, Kang Heum Yeon as the

Directors

PROPOSAL #5: Election of Seung Hee Park as the Member        ISSUER            YES             FOR                  FOR

 of the Audit Committee

PROPOSAL #6: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOREAN AIR LINES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y4936S102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES         AGAINST           AGAINST

Articles of Incorporation

PROPOSAL #3: Election of Directors                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Audit Committee Members as          ISSUER            YES             FOR                  FOR

outside Directors

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOSE CORPORATION

  TICKER:                  N/A                 CUSIP:   J3622S100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOTAK MAHINDRA BK LTD

  TICKER:                  N/A                 CUSIP:   Y4964H143

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the profit and loss          ISSUER            YES             FOR                  FOR

account for the YE 31 MAR 2009, the balance sheet as

at that date and the reports of the Directors and the

 Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Dr. Shankar Acharya as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Approve the vacancy caused by the                 ISSUER            YES             FOR                  FOR

retirement of Mr. Pradeep Kotak, who retires by

rotation and does not seek re-appointment, be not

filled

PROPOSAL #5.: Re-appoint, pursuant to Section 224 and        ISSUER            YES             FOR                  FOR

 other applicable provisions, if any, of the

Companies Act, 1956, and subject to the approval of

the Reserve Bank of India, Messrs. S. R. Batliboi &

Co., Chartered Accountants, as the Auditors of the

Bank to hold office from the conclusion of this

Meeting until the conclusion of the next AGM of the

Bank and approve to fix their remuneration by the

Audit Committee of the Board of Directors of the Bank

PROPOSAL #6.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES             FOR               AGAINST

PROPOSAL: appoint Mr. Shishir Bajaj as a Director of

the Bank

PROPOSAL #S.7: Approve that pursuant to Section 309          ISSUER            YES             FOR                  FOR

(4) and other applicable provisions of the Companies

Act, 1956, Section 35-B and other applicable

provisions, if any, of the Banking Regulation Act,

1949 and subject to the approvals, as may be

necessary from the Government of India, the Reserve

Bank of India and other concerned authorities or

bodies and subject to conditions as may be prescribed

 by any of them while granting such approvals, the

approval of the Members of the Bank be accorded for

the regarding-appointment of Dr. Shankar Acharya as

part-time Chairman of the Bank for a period of 3

years with effect from 20 JUL 2009 on the terms of

remuneration to be fixed by the Board of Directors of

 the Bank, on an annual basis such that the

remuneration does not exceed INR 12 lakh per annum at

 any given time and in case of absence or inadequacy

of profit in any FY, the aforesaid remuneration be

paid to Dr. Shankar Acharya as minimum remuneration;

authorize the Board to do all such acts, deeds and

things and to execute any agreements, documents or

instructions as may be required to give effect to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOWLOON DEV CO LTD

  TICKER:                  N/A                 CUSIP:   Y49749107

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited accounts together            ISSUER            YES             FOR                  FOR

with the reports of the Directors and Auditors

thereon for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.I: Re-elect Mr. Or Wai Sheun as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.II: Re-elect Mr. Li Kwok Sing as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.III: Re-elect Mr. Lok Kung Chin, Hardy as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.IV: Re-elect Mr. Seto Gin Chung, John as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.V: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to fix the Directors' fees

PROPOSAL #4: Re-appointment of KPMG as the Auditors          ISSUER            YES             FOR                  FOR

and authorize the Directors of the Company to fix the

 Auditors' remuneration

PROPOSAL #5: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

 A  subject to Paragraph  C  of this resolution and

pursuant to Section 57B of the Companies Ordinance,

during the Relevant Period  as specified  of all the

powers of the Company to allot, issue and deal with

additional shares in the capital of the Company and

to make or grant offers, agreements and option

including warrants, bonds, debentures, notes and any

securities which carry rights to subscribe for or are

 convertible into shares in the Company  which would

or might require the exercise of such power be

generally and unconditionally approved; the approval

in Paragraph  A  of this resolution, to make or grant

 offers, agreements and options  including warrants,

bonds, debentures, notes and any securities which

carry rights to subscribe for or are CONTD

PROPOSAL #6: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

 A  subject to Paragraph  B  of this resolution,

during the Relevant Period  as specified  of all the

powers of the Company to repurchase its own shares,

subject to and in accordance with all applicable laws

 and requirements of the Rules Governing the Listing

of Securities on The Stock Exchange of Hong Kong

Limited, be generally and unconditionally approved;

B  the aggregate nominal amount of shares which may

be repurchased on The Stock Exchange of Hong Kong

Limited or any other Stock Exchange on which the

shares of the Company may be listed and recognized

for this purpose by the Securities and Futures

Commission and The Stock Exchange of Hong Kong

Limited under the Code on Share Repurchases pursuant

to the approval in Paragraph  A  of this resolution

PROPOSAL #7: Approve, conditional upon the passing of        ISSUER            YES             FOR                  FOR

 Resolutions 5 and 6 as set out in the notice

convening this meeting, the general mandate granted

to the Directors of the Company pursuant to

Resolution 5 as set out in the notice convening this

meeting to extend by the addition thereto of an

amount representing the aggregate nominal amount of

share capital of the Company repurchased by the

Company under the authority granted pursuant to

Resolution 6 as set out in the notice convening this

meeting, provided that such extended amount shall not

 exceed 10% of the aggregate nominal amount of the

issued share capital of the Company as at the date of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KOWLOON DEVELOPMENT CO LTD, KOWLOON, HONG KONG

  TICKER:                  N/A                 CUSIP:   Y49749107

  MEETING DATE:      9/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the agreement dated 13 AUG 2009        ISSUER            YES             FOR                  FOR

 entered into between the Company and Polytec

Holdings International Limited in respect of the

acquisition by the Company of the entire issued share

 capital of each of Best Award Investments Limited

and High Cheer Investments Limited together with

assignment of related shareholder's loans [the

Agreement]; authorize any one Director of the Company

 for and on behalf of the Company to execute all such

 other documents, instruments and agreements and to

do all such acts or things deemed by him/her to be

incidental to, ancillary to or in connection with the

 matters contemplated in or relating to the Agreement

 and completion thereof as he/she may consider

necessary, desirable or expedient

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KRAFT FOODS INC.

  TICKER:                  KFT                 CUSIP:   50075N104

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: AJAYPAL S. BANGA         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MYRA M. HART                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LOIS D. JULIBER           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARK D. KETCHUM           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RICHARD A.                   ISSUER            YES             FOR                  FOR

LERNER, M.D.

PROPOSAL #1F: ELECTION OF DIRECTOR: MACKEY J. MCDONALD      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JOHN C. POPE                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: FREDRIC G.                   ISSUER            YES             FOR                  FOR

REYNOLDS

PROPOSAL #1I: ELECTION OF DIRECTOR: IRENE B. ROSENFELD      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J.F. VAN BOXMEER         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DEBORAH C. WRIGHT        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: FRANK G. ZARB               ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE SELECTION OF                     ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #3: SHAREHOLDER PROPOSAL REGARDING                    SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER ACTION BY WRITTEN CONSENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KRUNG THAI BANK PUBLIC COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   Y49885208

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the minutes of the 16th annual              ISSUER            YES             FOR                  FOR

ordinary general meeting on 17 APR 2009

PROPOSAL #2: Acknowledge the Board of Directors'                ISSUER            YES             FOR                  FOR

annual report

PROPOSAL #3: Approve the balance sheet and the profit        ISSUER            YES             FOR                  FOR

 and loss statements for 2009 ended 31 DEC 2009

PROPOSAL #4: Approve the appropriation of the 2009            ISSUER            YES             FOR                  FOR

net profit and dividend payment

PROPOSAL #5.1: Approve the Directors' remunerations          ISSUER            YES             FOR                  FOR

for the year 2010

PROPOSAL #5.2: Approve the Directors' gratuity for            ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #6.1: Election of Dr. Sathit Limpongpan as a        ISSUER            YES             FOR                  FOR

 Director to replace those who retires

PROPOSAL #6.2: Election of Mr.Santi Vilassakdanont as        ISSUER            YES             FOR                  FOR

 a Director to replace those who

PROPOSAL #6.3: Election of Mr. Chulasingh                            ISSUER            YES             FOR                  FOR

Vasantasingh as a Director to replace those who

PROPOSAL #6.4: Election of Mr. Naruenart Ratanakanok         ISSUER            YES             FOR                  FOR

as a Director to replace those who

PROPOSAL #7: Election of the Bank's Auditor and                 ISSUER            YES             FOR                  FOR

approve to fix the audit fee

PROPOSAL #8: Other business  if any                                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KT CORPORATION

  TICKER:                  KT                   CUSIP:   48268K101

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF BALANCE SHEET, INCOME                 ISSUER            YES             FOR                  FOR

STATEMENT AND STATEMENT OF APPROPRIATION OF RETAINED

EARNINGS FOR THE 28TH FISCAL YEAR.

PROPOSAL #02: AMENDMENT OF ARTICLES OF INCORPORATION.        ISSUER            YES             FOR                  FOR

PROPOSAL #3A: ELECTION OF THE DIRECTOR: SANG HOON LEE        ISSUER            YES             FOR                  FOR

PROPOSAL #3B: ELECTION OF THE DIRECTOR: HYUN MYUNG PYO      ISSUER            YES             FOR                  FOR

PROPOSAL #3C: ELECTION OF THE DIRECTOR: CHAN JIN LEE         ISSUER            YES             FOR                  FOR

PROPOSAL #3D: ELECTION OF THE DIRECTOR: JONG HWAN SONG      ISSUER            YES             FOR                  FOR

PROPOSAL #3E: ELECTION OF THE DIRECTOR: HAE BANG CHUNG      ISSUER            YES             FOR                  FOR

PROPOSAL #4A: ELECTION OF MEMBER OF AUDIT COMMITTEE:         ISSUER            YES             FOR                  FOR

JEONG SUK KOH

PROPOSAL #4B: ELECTION OF MEMBER OF AUDIT COMMITTEE:         ISSUER            YES             FOR                  FOR

HAE BANG CHUNG

PROPOSAL #05: APPROVAL OF LIMIT ON REMUNERATION OF            ISSUER            YES             FOR                  FOR

DIRECTORS.

PROPOSAL #06: AMENDMENT OF EXECUTIVES' SEVERANCE PAY         ISSUER            YES             FOR                  FOR

REGULATIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUALA LUMPUR KEPONG BERHAD

  TICKER:                  N/A                 CUSIP:   Y47153104

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements for the        ISSUER            YES             FOR                  FOR

 YE 30 SEP 2009 and the Directors' and Auditors'

reports thereon

PROPOSAL #2: Approve the payment of a final single            ISSUER            YES             FOR                  FOR

tier dividend of 30 sen per share

PROPOSAL #3: Re-elect Dato' Lee Hau Hian, who retires        ISSUER            YES             FOR                  FOR

 by rotation in accordance with Article 91 A  of the

Company's Articles of Association

PROPOSAL #4: Re-elect Mr. Kwok Kian Hai, who retires         ISSUER            YES             FOR                  FOR

in accordance with Article 91 E  of the Company's

Articles of Association

PROPOSAL #5: Re-appoint Tan Sri Dato' Thong Yaw Hong         ISSUER            YES             FOR                  FOR

as a Director of the Company, pursuant to Section 129

 6  of the Companies Act 1965, to hold office until

the next AGM of the Company

PROPOSAL #6: Re-appoint R.M. Alias as a Director of          ISSUER            YES             FOR                  FOR

the Company, pursuant to Section 129 6  of the

Companies Act 1965, to hold office until the next AGM

 of the Company

PROPOSAL #7: Re-appoint Datuk Abdul Rahman bin Mohd.         ISSUER            YES             FOR                  FOR

Ramli as a Director of the Company, pursuant to

Section 129 6  of the Companies Act 1965, to hold

office until the next AGM of the Company

PROPOSAL #8: Approve to fix the Directors' fees for          ISSUER            YES             FOR                  FOR

the YE 30 SEP 2009 amounting to MYR 925,753

PROPOSAL #9: Appoint the Auditors and authorize the          ISSUER            YES             FOR                  FOR

Directors to fix their remuneration

PROPOSAL #10: Authorize the Directors for the Company        ISSUER            YES             FOR                  FOR

 to buy back such amount of ordinary shares of MYR

1.00 each in the Company  authority to buy back

shares , as may be determined by the Directors from

time to time through Bursa Malaysia Securities Berhad

  Bursa Malaysia  upon such terms and conditions as

the Directors may deem fit and expedient in the best

interests of the Company provided that the aggregate

number of shares purchased pursuant to this

resolution does not exceed 10% of the total issued

and paid-up share capital of the Company  equivalent

to 106,400,000 shares in the Company based on its

issued and paid-up share capital  excluding treasury

shares  of 1,064,965,692 shares of MYR 1.00 each as

at 30 NOV 2009  and that an amount not exceeding the

total retained profits CONTD.

PROPOSAL #11: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

subsidiary Companies to enter into recurrent

transactions of a revenue or trading nature with

related parties which are necessary for the Company's

 and/or its subsidiaries day-today operations and

carried out in ordinary course of business on normal

commercial terms not more favorable to the related

parties than those generally available to the public

and are not to the detriment of the minority

shareholders as specified; and authorize the

Directors to do all such acts and things including

executing all such documents as may be required  as

they may consider expedient or necessary to give full

 effect to the mandate, with full powers to assent to

 any conditions, CONTD.

PROPOSAL #12: Approve an ex-gratia payment of Ringgit        ISSUER            YES         AGAINST           AGAINST

 Malaysia MYR 350,000 by the Company to YM Tengku

Robert Hamzah in recognition and appreciation of his

long service and contribution to the Company;

authorize the Directors to do all such acts and

things to give full effect to the proposed ex-gratia

payment with full powers to assent to any

modifications, variations and/or amendments  if any

as the Directors may deem fit or necessary in

connection with the proposed ex-gratia payment

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUBOTA CORPORATION

  TICKER:                  N/A                 CUSIP:   J36662138

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUEHNE + NAGEL INTERNATIONAL AG,  NAGEL INTERNATIO

  TICKER:                  N/A                 CUSIP:   H4673L145

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, annual                 ISSUER            YES             FOR                  FOR

accounts and accounts of the Group for 2009

PROPOSAL #2.: Approve the appropriation of the                   ISSUER            YES             FOR                  FOR

balance sheet

PROPOSAL #3.: Grant discharge to the Board of                     ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #4.1: Election of Juergen Fitschen to the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #4.2: Election of Karl Gernandt to the Board        ISSUER            YES         AGAINST           AGAINST

 of Directors

PROPOSAL #4.3: Election of Hans-Joerg Hager to the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #4.4: Election of Dr. Joachim Hausser to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #4.5: Eleciton of Klaus-Michael Kuehne to            ISSUER            YES         AGAINST           AGAINST

the Board of Directors

PROPOSAL #4.6: Election of Hans Lerch to the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #4.7: Election of Dr. Georg Obermeier to the        ISSUER            YES         AGAINST           AGAINST

 Board of Directors

PROPOSAL #4.8: Election of Dr. Wolfgang Peiner to the        ISSUER            YES             FOR                  FOR

 Board of Directors

PROPOSAL #4.9: Election of Dr. Thomas Staehelin to            ISSUER            YES         AGAINST           AGAINST

the Board of Directors

PROPOSAL #4.10: Election of Bernd Wrede to the Board         ISSUER            YES         AGAINST           AGAINST

of Directors

PROPOSAL #4.11: Election of Dr. Joerg Wolle to the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.: Election of the Auditors                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the share capital                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUMBA IRON ORE LTD

  TICKER:                  N/A                 CUSIP:   S4341C103

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual financial statements      ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Re-appoint Deloitte and Touche as the         ISSUER            YES             FOR                  FOR

Independent Auditors

PROPOSAL #O.3.1: Re-elect P.B. Matlare as a Director,        ISSUER            YES         AGAINST           AGAINST

 who retires in terms of Article 16.1 & 16.2 of the

Articles of Association

PROPOSAL #O.3.2: Re-elect G.S. Gouws as a Director,          ISSUER            YES             FOR                  FOR

who retires in terms of Article 16.1 & 16.2 of the

Articles of Association

PROPOSAL #O.3.3: Re-elect D.M. Weston as a Director,         ISSUER            YES             FOR                  FOR

who retires in terms of Article 16.1 & 16.2 of the

Articles of Association

PROPOSAL #O.4.1: Appointment of Z.B.M. Bassa                      ISSUER            YES             FOR                  FOR

Chairman  as the Member of the Audit Committee

PROPOSAL #O.4.2: Appointment of A.J. Morgan as a                ISSUER            YES             FOR                  FOR

member of the Audit Committee

PROPOSAL #O.4.3: Appointment of D.D. Mokgatle as a            ISSUER            YES             FOR                  FOR

member of the Audit Committee

PROPOSAL #O.5: Approve the Non-Executive Directors            ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #O.6: Approve the specific authority to                ISSUER            YES             FOR                  FOR

amend the Companies Executive Share Incentive Schemes

PROPOSAL #O.7: Approve the specific authority to                ISSUER            YES         AGAINST           AGAINST

control authorized but unissued shares

PROPOSAL #O.8: Approve the general authority to                 ISSUER            YES             FOR                  FOR

control 5% of unissued shares

PROPOSAL #O.9: Approve the general authority to issue        ISSUER            YES             FOR                  FOR

 shares for cash

PROPOSAL #S.1: Approve the specific authority to                ISSUER            YES         AGAINST           AGAINST

repurchase shares

PROPOSAL #S.2: Approve the general authority to                 ISSUER            YES             FOR                  FOR

repurchase shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUMHO INDUSTRIAL CO LTD, PUSAN

  TICKER:                  N/A                 CUSIP:   Y5044R100

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Election of Ok Gi, Boksang Jang                       ISSUER            YES             FOR                  FOR

[External] Yanggyun Kim, Wonil Choi, Jungsu Lee,

Heuijong Lee as the Directors

PROPOSAL #4: Election of Yanggyun Kim, Wonil Choi              ISSUER            YES             FOR                  FOR

Seojin Jung as the Members of the Audit Committee

PROPOSAL #5: Approve the remuneration for Director             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUNLUN ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   G5320C108

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited financial statement            ISSUER            YES             FOR                  FOR

and the reports of the Directors and Auditors for the

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 0.07 per        ISSUER            YES             FOR                  FOR

 share

PROPOSAL #3.A.i: Re-elect Mr. Zhang Bowen as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.Aii: Re-elect Dr. Liu Xiao Feng as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.B: Authorize the Directors to fix the              ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #4: Appointment of PricewaterhouseCoopers as        ISSUER            YES             FOR                  FOR

 the Auditors for the ensuing year and authorise the

Directors to fix their remuneration

PROPOSAL #5: Approve the share issue mandate                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the share repurchase mandate               ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve extension of the share issue              ISSUER            YES             FOR                  FOR

mandate under ordinary resolution 5 by the number of

shares repurchased under ordinary resolution 6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KUNLUN ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   G5320C108

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions contemplated          ISSUER            YES             FOR                  FOR

under the Jiangsu LNG Acquisition Agreement, as

specified

PROPOSAL #2.: Approve the Revised Caps for each of            ISSUER            YES             FOR                  FOR

the two FYE 31 DEC 2011, as specified

PROPOSAL #3.: Approve the transactions contemplated          ISSUER            YES             FOR                  FOR

under the Third Supplemental Agreement and the

Proposed Caps for each of the two FYE 31 DEC 2011, as

 specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KURARAY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J37006137

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KURITA WATER INDUSTRIES LTD.

  TICKER:                  N/A                 CUSIP:   J37221116

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KWG PROPERTY HOLDING LTD

  TICKER:                  N/A                 CUSIP:   G53224104

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the Audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements and the report of

the Directors and the Auditors' report of the Company

 for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of RMB 5 cents         ISSUER            YES             FOR                  FOR

per share

PROPOSAL #3.a: Re-elect Mr. Yu Yao Sheng as an                   ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company

PROPOSAL #3.b: Re-elect Mr. Lee Ka Sze, Carmelo as an        ISSUER            YES             FOR                  FOR

 Independent non-executive Director of the Company

PROPOSAL #3.c: Re-elect Mr. Dai Feng as an                          ISSUER            YES             FOR                  FOR

Independent non-executive Director of the Company

PROPOSAL #3.d: Re-elect Mr. Tam Chun Fai as an                   ISSUER            YES             FOR                  FOR

Independent non-executive Director of the Company

PROPOSAL #3.e: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the Directors' fee

PROPOSAL #4: Re-appoint Ernst & Young as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company and authorize the Board of Directors

of the Company to fix their remuneration

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot, issue or deal with shares of the Company

not exceeding 20% of the aggregate nominal amount of

the issued share capital of the Company as at the

date of passing this resolution

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase shares of the Company not exceeding 10%

 of the nominal amount of the issued share capital of

 the Company as at the date of passing this resolution

PROPOSAL #7: Approve to extend the general mandate to        ISSUER            YES             FOR                  FOR

 issue shares of the Company under Resolution 5 by

adding the nominal amount of the shares repurchased

under Resolution 6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KYOCERA CORPORATION

  TICKER:                  N/A                 CUSIP:   J37479110

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KYOWA HAKKO KIRIN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J38296117

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Allow Board to Authorize Use of                       ISSUER            YES         AGAINST           AGAINST

Compensation-based Stock Option Plan for Directors

and Executives

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  KYUSHU ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J38468104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Expand Business Lines

PROPOSAL #6.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Establish a Committee for Nuclear Power Plant and

 Health Problems

PROPOSAL #7.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Halt Operation of The Sendai Nuclear  Power Plant

 Unit 1&2 and Freeze building Unit 3

PROPOSAL #8.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

  to Declare Not to Build Interim Storage of Spent

Nuclear Fuel

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L-3 COMMUNICATIONS HOLDINGS, INC.

  TICKER:                  LLL                 CUSIP:   502424104

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CLAUDE R. CANIZARES                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS A. CORCORAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEWIS KRAMER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN H. WASHKOWITZ                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE L-3 COMMUNICATIONS                 ISSUER            YES             FOR                  FOR

HOLDINGS, INC. AMENDED AND RESTATED 2008 LONG TERM

PERFORMANCE PLAN.

PROPOSAL #3: RATIFICATION OF THE APPOINTMENT OF                 ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LABORATORY CORP. OF AMERICA HOLDINGS

  TICKER:                  LH                   CUSIP:   50540R409

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID P. KING               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR:KERRII B. ANDERSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JEAN-LUC BELINGARD      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR:WENDY E. LANE                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: THOMAS P. MAC              ISSUER            YES             FOR                  FOR

MAHON

PROPOSAL #1F: ELECTION OF DIRECTOR:ROBERT E.                       ISSUER            YES             FOR                  FOR

MITTELSTAEDT, JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: ARTHUR H.                     ISSUER            YES             FOR                  FOR

RUBENSTEIN, MBBCH

PROPOSAL #1H: ELECTION OF DIRECTOR:M. KEITH WEIKEL,          ISSUER            YES             FOR                  FOR

PH.D.

PROPOSAL #1I: ELECTION OF DIRECTOR:R. SANDERS                     ISSUER            YES             FOR                  FOR

WILLIAMS, M.D.

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS LABORATORY CORPORATION

OF AMERICA HOLDINGS' INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LADBROKES PLC

  TICKER:                  N/A                 CUSIP:   G5337D107

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the reports and                   ISSUER            YES             FOR                  FOR

accounts for 2009

PROPOSAL #2: Appointment of S. Bailey as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appointment of D.M. Shapland as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Re-appointment of P. Erskine as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-appointment of R.J. Ames as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-appointment of J.P. O'Reilly as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-appointment of B.G. Wallace as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-appointment of J.F. Jarvis as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9: Re-appointment of C.J. Rodrigues as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10: Re-appointment of C.P. Wicks as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #11: Re-appoint Ernst & Young LLP as the              ISSUER            YES             FOR                  FOR

Auditor and authorize the Directors to agree the

Auditor's remuneration

PROPOSAL #12: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #13: Grant authority for political donations        ISSUER            YES             FOR                  FOR

 and expenditure

PROPOSAL #S.14: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #15: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

PROPOSAL #S.16: Approve to disapply Section 561 1  of        ISSUER            YES             FOR                  FOR

 the Companies Act 2006

PROPOSAL #S.17: Grant authority for the calling of            ISSUER            YES             FOR                  FOR

general meetings  excluding AGM's  by notice of at

least 14 clear days

PROPOSAL #S.18: Adopt new Articles of Association               ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LADBROKES PLC

  TICKER:                  N/A                 CUSIP:   G5337D107

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Ladbrokes plc Growth Plan              ISSUER            YES             FOR                  FOR

(the Plan), the main features of which are summarized

 in the Appendix of the Circular to shareholders

dated 20 APR 2010 and the draft rules of which have

been produced to the meeting and signed by the

Chairman of the meeting for the purposes of

identification; and authorize each of the Directors

of the Company to do all such acts and things as

he/she may consider necessary or expedient to carry

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAFARGE MALAYAN CEMENT BHD

  TICKER:                  N/A                 CUSIP:   Y5348J101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: Receive the reports of the Directors and        ISSUER             NO              N/A                  N/A

 the Auditors and the statement of accounts for the

YE 31 DEC 2009

PROPOSAL #1: Re-elect Yeoh Khoon Cheng as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires under Article 85 of the

Articles of Association of the Company

PROPOSAL #2: Re-elect Bradley Mulroney as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires, under Article 91 of the

Articles of Association of the Company

PROPOSAL #3: Re-appoint Chan Hua Eng as the Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in accordance with

Section 129 of the Companies Act, 1965 and to hold

office until the conclusion of the next AGM

PROPOSAL #4: Re-appoint Saw Ewe Seng as the Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in accordance with

Section 129 of the Companies Act, 1965 and to hold

office until the conclusion of the next AGM

PROPOSAL #5: Re-appoint Deloitte and Touche as the            ISSUER            YES             FOR                  FOR

Auditors for the ensuing year at a remuneration to be

 determined by the Directors

PROPOSAL #6: Approve the increase of Directors'                 ISSUER            YES             FOR                  FOR

remuneration, with effect from FY 2010, as specified

PROPOSAL #7: Approve the proposed renewal and new              ISSUER            YES             FOR                  FOR

shareholders' mandate for recurrent related party

transactions

PROPOSAL #8: Approve the proposed renewal of                       ISSUER            YES             FOR                  FOR

authority for purchase by the Company of its own

shares  Share Buyback

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAFARGE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F54432111

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual accounts and                     ISSUER            YES             FOR                  FOR

transactions for FY 2009

PROPOSAL #2.: Approve of the consolidated accounts            ISSUER            YES             FOR                  FOR

and transactions for FY 2009

PROPOSAL #3.: Approve the allocation of the result            ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #4.: Approve the regulated agreements                    ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appointment of Mrs. Colette Lewiner as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #6.: Appointment of Mrs. Veronique Weill as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #7.: Approve the Directors' attendance fees         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Company to buy and sell          ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #9.: Grant powers for the required                        ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAFARGE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F54446665

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual accounts and                       ISSUER            YES             FOR                  FOR

transactions for FY 2009

PROPOSAL #2: Approve of the consolidated accounts and        ISSUER            YES             FOR                  FOR

 transactions for FY 2009

PROPOSAL #3: Approve the allocation of the result and        ISSUER            YES             FOR                  FOR

 setting of the dividend

PROPOSAL #4: Approve the regulated agreements                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appointment of Mrs. Colette Lewiner as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #6: Appointment of Mrs. Veronique Weill as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #7: Approve the Directors' attendance fees           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Company to buy and sell            ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #9: Grant powers for the required formalities      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAGARDERE GROUPE S C A

  TICKER:                  N/A                 CUSIP:   F5485U100

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the partnership's accounts         ISSUER            YES             FOR                  FOR

for FY 2009

PROPOSAL #2.: Approval of the consolidated account             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Allocation of the partnership's result;        ISSUER            YES             FOR                  FOR

 setting of the ordinary dividend at EUR 1.30 per

PROPOSAL #4.: Approval of the regulated agreements             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Authorization to be given to Management        ISSUER            YES             FOR                  FOR

 for a period of eighteen months to trade in the

Company's shares

PROPOSAL #6.: Nomination of Mrs. Amelie Oudea-Castera        ISSUER            YES             FOR                  FOR

 as the replacement for Mr. Henri Proglio

PROPOSAL #7.: Renewal of Mrs. Amelie Oudea-Castera's         ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #8.: Nomination of Mr. Xavier de Sarrau as          ISSUER            YES             FOR                  FOR

the replacement for Groupama

PROPOSAL #9.: Renewal of Mr. Bernard Arnault's                   ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #10.: Renewal of Mr. Francois Roussely's              ISSUER            YES             FOR                  FOR

appointment as a Member of the Supervisory Board

PROPOSAL #11.: Renewal of Mr. Raymond H. Levy's                 ISSUER            YES         AGAINST           AGAINST

appointment as a Member of the Supervisory Board

PROPOSAL #12.: Nomination of Mr. Patrick Valroff as a        ISSUER            YES             FOR                  FOR

 new Member of the Supervisory Board, replacing Mr.

Rene Carron, whose term of office has ended

PROPOSAL #13.: Nomination of Mr. Jean-Claude Magendie        ISSUER            YES             FOR                  FOR

 as a new Member of the Supervisory Board

PROPOSAL #14.: Powers to accomplish the necessary              ISSUER            YES             FOR                  FOR

formalities

PROPOSAL #O.A: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: Appointment of Mr. Guy Wyser-

Pratte as a new member of the Supervisory Board. The

Ordinary General Meeting appoints Mr. Guy Wyser-

Pratte as a new member of the Supervisory Board for a

 term of four years

PROPOSAL #E.B: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: Amendments to Articles 7, 11,

 20 and 21 concerning the nature of the general

partners' agreement on decisions taken at the

shareholders' meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L'AIR LIQUIDE, PARIS

  TICKER:                  N/A                 CUSIP:   F01764103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the accounts for FY 2009                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for FY 2009: setting of the dividend

PROPOSAL #O.4: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

18 months to enable the Company to Trade in its own

PROPOSAL #O.5: Approve the renewal of Mrs. Beatrice          ISSUER            YES             FOR                  FOR

Majnoni D'intignano's appointment as a Director)

PROPOSAL #O.6: Approve the renewal of Mr. Benoit                ISSUER            YES             FOR                  FOR

Potier's appointment as a Director

PROPOSAL #O.7: Approve the renewal of Mr. Paul                   ISSUER            YES             FOR                  FOR

Skinner's appointment as a Director

PROPOSAL #O.8: Appointment of Mr. Jean-Paul Agon as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.9: Approve the agreements regulated by            ISSUER            YES         AGAINST           AGAINST

Articles L.225-38 et seq. of the Code De Commerce and

 of the special report by the statutory Auditors

regarding Mr. Benoit Potier

PROPOSAL #O.10: Approve the agreements regulated by          ISSUER            YES             FOR                  FOR

Articles L.225-38 et seq. of the Code De Commerce and

 of the special report by the statutory Auditors

regarding Mr. Pierre Dufour

PROPOSAL #O.11: Appointment of Ernst & Young and                ISSUER            YES             FOR                  FOR

other Statutory Auditor

PROPOSAL #O.12: Appointment of the renewal of Mazars'        ISSUER            YES             FOR                  FOR

 appointment as the Statutory Auditor

PROPOSAL #O.13: Appointment of Auditex as stand-by            ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.14: Approve the renewal of Mr. Patrick De        ISSUER            YES             FOR                  FOR

 Cambourg's appointment as stand-by Auditor

PROPOSAL #E.15: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

2 years to reduce the authorized capital by

cancelling shares held by the Company itself

PROPOSAL #E.16: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to grant to Employees and/or Executive

Directors options to subscribe to or purchase shares

PROPOSAL #E.17: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to award existing shares or to issue shares

 to Employees and/or Executive Directors of the group

 or to some of them

PROPOSAL #E.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to issue share subscription warrants free

of charge in the event of a public offer on the

PROPOSAL #E.19: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to increase the authorised capital by

incorporation of bonuses, reserves, profits or other

funds in order to award free shares to shareholders

and/or increase the face value of existing shares, up

 to a maximum amount of 250 million euros

PROPOSAL #E.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to make capital increases reserved for

Members of a Corporate or Group Personal Equity Plan

PROPOSAL #E.21: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to make capital increases reserved for one

category of beneficiaries

PROPOSAL #E.22: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L'AIR LIQUIDE, PARIS

  TICKER:                  N/A                 CUSIP:   F5493Z778

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the accounts for FY 2009                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for FY 2009: setting of the dividend

PROPOSAL #O.4: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

18 months to enable the Company to Trade in its own

PROPOSAL #O.5: Approve the renewal of Mrs. Beatrice          ISSUER            YES             FOR                  FOR

Majnoni D'intignano's appointment as a Director

PROPOSAL #O.6: Approve the renewal of Mr. Benoit                ISSUER            YES             FOR                  FOR

Potier's appointment as a Director

PROPOSAL #O.7: Approve the renewal of Mr. Paul                   ISSUER            YES             FOR                  FOR

Skinner's appointment as a Director

PROPOSAL #O.8: Appointment of Mr. Jean-Paul Agon as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.9: Approve the agreements regulated by            ISSUER            YES         AGAINST           AGAINST

Articles L.225-38 et seq. of the Code De Commerce and

 of the special report by the statutory Auditors

regarding Mr. Benoit Potier

PROPOSAL #O.10: Approve the agreements regulated by          ISSUER            YES             FOR                  FOR

Articles L.225-38 et seq. of the Code De Commerce and

 of the special report by the statutory Auditors

regarding Mr. Pierre Dufour

PROPOSAL #O.11: Appointment of Ernst & Young and                ISSUER            YES             FOR                  FOR

other Statutory Auditor

PROPOSAL #O.12: Appointment of the renewal of Mazars'        ISSUER            YES             FOR                  FOR

 appointment as the Statutory Auditor

PROPOSAL #O.13: Appointment of Auditex as stand-by            ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.14: Approve the renewal of Mr. Patrick De        ISSUER            YES             FOR                  FOR

 Cambourg's appointment as stand-by Auditor

PROPOSAL #E.15: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

2 years to reduce the authorized capital by

cancelling shares held by the Company itself

PROPOSAL #E.16: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to grant to Employees and/or Executive

Directors options to subscribe to or purchase shares

PROPOSAL #E.17: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

38 months to award existing shares or to issue shares

 to Employees and/or Executive Directors of the Group

 or to some of them

PROPOSAL #E.18: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to issue share subscription warrants free

of charge in the event of a public offer on the

PROPOSAL #E.19: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to increase the authorized capital by

incorporation of bonuses, reserves, profits or other

funds in order to award free shares to shareholders

and/or increase the face value of existing shares, up

 to a maximum amount of 250 million euros

PROPOSAL #E.20: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

26 months to make capital increases reserved for

Members of a Corporate or Group Personal Equity Plan

PROPOSAL #E.21: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

18 months to make capital increases reserved for one

category of beneficiaries

PROPOSAL #E.22: Grant powers for the formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAM RESEARCH CORPORATION

  TICKER:                  LRCX               CUSIP:   512807108

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES W. BAGLEY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID G. ARSCOTT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT M. BERDAHL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD J. ELKUS, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GRANT M. INMAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CATHERINE P. LEGO                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN G. NEWBERRY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICIA S. WOLPERT                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO AMEND THE CERTIFICATE OF            ISSUER            YES             FOR                  FOR

INCORPORATION TO ELIMINATE CUMULATIVE VOTING FOR

DIRECTORS.

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAMAR ADVERTISING COMPANY

  TICKER:                  LAMR               CUSIP:   512815101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN MAXWELL HAMILTON                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN E. KOERNER, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD H. MCDERMOTT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN P. MUMBLOW                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS V. REIFENHEISER                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANNA REILLY                                           ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: KEVIN P. REILLY, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WENDELL REILLY                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAN AIRLINES SA, CHILE

  TICKER:                  N/A                 CUSIP:   P62871101

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to set the allocation price of         ISSUER            YES             FOR                  FOR

the shares agreed upon on EGM held on 05 APR 2007, to

 compensation planes from Article 24 of Law 18.046

about Corporations or authorize the Directory to do so

PROPOSAL #2.: Adopt to all of the other agreements            ISSUER            YES             FOR                  FOR

necessary to implement and carry out the

aforementioned determination and authorize the

Directory of the Company to determine, modify, set

and agree freely and with ample faculties the terms

of the compensation plans aforementioned

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAN AIRLINES SA, CHILE

  TICKER:                  N/A                 CUSIP:   P62871101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Approve the annual report, balance sheet        ISSUER            YES             FOR                  FOR

 and financial statements of the Company, for the FY

that ended on 31 DEC 2009

PROPOSAL #B: Approve the payment of a definitive                ISSUER            YES             FOR                  FOR

dividend with a charge against profit from the 2009

FY, imputing to said sum the provisional dividends of

 USD 0.10219 and USD 0.20662 per share, paid in the

months of AUG 2009 and JAN 2010, respectively

PROPOSAL #C: Election of the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company

PROPOSAL #D: Approve to set the remuneration of the          ISSUER            YES             FOR                  FOR

Board of Directors of the Company for the FY that

ends on 31 DEC 2010

PROPOSAL #E: Approve to set the remuneration of the          ISSUER            YES             FOR                  FOR

Executive Committee of the Company, and determination

 of its budget, for the FY that ends on 31 DEC 2010

PROPOSAL #F: Approve the designation of an Outside            ISSUER            YES             FOR                  FOR

Auditing firm of the Company, designation of risk

classifiers of the Company, and accounts regarding

the matters that are referred to in title xvi of law

number 18,046, the Corporations Law

PROPOSAL #G: Approve the information regarding the            ISSUER            YES             FOR                  FOR

cost of processing, printing and shipping information

 that is referred to in circular number 1816 of the

superintendence of securities and insurance

PROPOSAL #H: Approve the designation of the newspaper        ISSUER            YES             FOR                  FOR

 in which the Company's publications will be made

PROPOSAL #I: Other matters                                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LANCO INFRATECH LTD

  TICKER:                  N/A                 CUSIP:   Y5144P103

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the balance         ISSUER            YES             FOR                  FOR

sheet of the Company as on 31 MAR 2009 and the profit

 and loss account for the YE on that date along with

the Directors' report and the Auditors' report thereon

PROPOSAL #2.: Re-appoint Mr. G. Bhaskara Rao as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Dr. Uddesh Kumar Kohli as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. P. Narasimharamulu as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. B. Vasanthan as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Appoint Brahmayya & Co., Chartered                ISSUER            YES             FOR                  FOR

Accountants and Price Waterhouse, Chartered

Accountants as the Auditors of the Company from the

conclusion of this AGM, until the conclusion of the

next AGM at remuneration as may be decided by the

Board of Directors of the Company

PROPOSAL #7.: Approve, pursuant to the Provisions of         ISSUER            YES             FOR                  FOR

Sections 198, 309, 310, 311 and other applicable

Provisions of the Companies Act, 1956 and Schedule

XIII annexed to the Companies Act, 1956, the revision

 of perquisites and benefits, the remuneration

payable to Mr. L. Madhusudhan Rao, Executive Chairman

 with effect from 01 APR 2009 as specified; the

payment of location allowance at New Delhi/Gurgaon at

 the rate of 15% as specified; no Sitting Fees shall

be paid to Mr. L. Madhusudhan Rao for attending

Meetings of the Board of Directors or any

Committee(s) thereof; and the total remuneration

including allowances and perquisites shall not exceed

 the limits specified in Section 309 of the Companies

 Act, 1956 read with Schedule - XIII annexed to the

PROPOSAL #8.: Approve, pursuant to the Provisions of         ISSUER            YES             FOR                  FOR

Sections 198, 309, 310, 311 and other applicable

Provisions of the Companies Act, 1956 and Schedule

XIII annexed to the Companies Act, 1956, the revision

 of perquisites and benefits, the remuneration

payable to Mr. G. Bhaskara Rao, Executive Vice-

Chairman with effect from 01 APR 2009 as specified;

the payment of location allowance at New

Delhi/Gurgaon at the rate of 15% as specified; no

Sitting Fees shall be paid to Mr. G. Bhaskara Rao for

 attending Meetings of the Board of Directors or any

Committee(s) thereof; and the total remuneration

including allowances and perquisites shall not exceed

 the limits specified in Section 309 of the Companies

 Act, 1956 read with Schedule - XIII annexed to the

PROPOSAL #9.: Approve, pursuant to the Provisions of         ISSUER            YES             FOR                  FOR

Sections 198, 309, 310, 311 and other applicable

Provisions of the Companies Act, 1956 and Schedule

XIII annexed to the Companies Act, 1956, the revision

 of perquisites and benefits, the remuneration

payable to Mr. G. Venkatesh Babu, Managing Director

with effect from 01 APR 2009 as specified; the

payment of location allowance at New Delhi/Gurgaon at

 the rate of 15% as specified; no Sitting Fees shall

be paid to Mr. G. Venkatesh Babu for attending

Meetings of the Board of Directors or any

Committee(s) thereof; and the total remuneration

including allowances and perquisites shall not exceed

 the limits specified in Section 309 of the Companies

 Act, 1956 read with Schedule - XIII annexed to the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LANCO INFRATECH LTD

  TICKER:                  N/A                 CUSIP:   Y5144P103

  MEETING DATE:      12/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, pursuant to the         ISSUER            YES             FOR                  FOR

provisions of Sections 16, 94 and other applicable

provisions of the Companies Act., 1956 and the

Article No.57 of the Articles of Association of the

Company and subject to such other approvals/

permissions/sanctions as may be necessary, to the

sub-division of one fully paid up equity share of

face value of INR 10 each into ten equity shares of

face value of INR 1 each fully paid up; amend the

existing Clause V of the Memorandum of Association of

 the Company as specified; authorize the Board of

Directors [Board]/duly constituted Committee of the

Board, for the purpose of giving effect to the

resolutions, to take such steps and actions and give

such directions as it may in its absolute discretion

deem necessary and to issue new share certificates,

whatever required, in the aforesaid proportion, in

cancellation of existing shares, subject to the rules

 as laid down in the companies [issue of share

certificates] Rules, 1960, and the Articles of

Association of the Company and to settle any question

 that may arise in this regard and to finalize and

execute all documents, deeds and writings as may be

necessary, which includes but not limited to

preparing, executing and filing necessary

applications/forms/ returns/ documents to Registrar

of Companies, Stock Exchanges [BSE & NSE], National

Securities Depository Limited [NSDL], Central

Depository Services (India) Limited [CDSL] and I or

such other statutory authorities as may be necessary

from time to time and to delegate all or any of the

powers to any authorized person[s] to give effect to

this resolution and to comply with necessary

PROPOSAL #S.2: Amend, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Section 31 of the Companies Act, 1956, the existing

Article 5 of the Articles of Association of the

Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LANCO INFRATECH LTD

  TICKER:                  N/A                 CUSIP:   Y5144P111

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors,                 ISSUER            YES             FOR                  FOR

pursuant to the Provisions of Section 293(1)(a) and

subject to other approvals/permissions/ sanctions as

may be required, to sell, transfer and/or dispose of

whole or substantially whole of the investments

Equity and/or Preference shares held by the Company

on the date of sale in Subsidiaries, Associates and

other Group Companies in the Power Segment, as going

concerns at cost for cash consideration in tranches

to any wholly owned subsidiary of the Company in the

on the Power Segment and on such terms and conditions

 as may be decided by the Board of Directors or a

Committee of Directors and to finalize and execute

necessary documents and to do all such other acts,

deeds and things as may be required in this regard;

and authorize Sri G. Bhaskara Rao, Executive Vice-

Chairman, Sri G. Venkatesh Babu, Managing Director to

 sign the share transfer deeds and to do all acts,

deeds and things as may be required in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAND AND HOUSE PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y5172C198

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to certify the minutes of the            ISSUER            YES             FOR                  FOR

AGM of shareholders No. 1/2552

PROPOSAL #2: Acknowledge the report on the Company's         ISSUER            YES             FOR                  FOR

operating results in respect for the YE 31 DEC 2009

PROPOSAL #3: Approve the balance sheet and the profit        ISSUER            YES             FOR                  FOR

 and loss statements for the YE 31 DEC 2009

PROPOSAL #4: Approve the appropriation of the                     ISSUER            YES             FOR                  FOR

profits, distribution of dividends and legal reserve

for the year 2009

PROPOSAL #5: Approve the appointment of Directors              ISSUER            YES             FOR                  FOR

replacing those retired by rotation

PROPOSAL #6: Approve the remuneration to the                       ISSUER            YES             FOR                  FOR

Directors for year 2010

PROPOSAL #7: Approve the appointment of Auditors and         ISSUER            YES             FOR                  FOR

fix their remuneration

PROPOSAL #8: Other business (if any)                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAND SECURITIES GROUP PLC  R.E.I.T, LONDON

  TICKER:                  N/A                 CUSIP:   G5375M118

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and financial                   ISSUER            YES         AGAINST           AGAINST

statements for the YE 31 MAR 2009

PROPOSAL #2.: Approve to confirm the interim                       ISSUER            YES             FOR                  FOR

dividends and the final dividend

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #4.: Re-elect Mr. Martin Greenslade as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. Francis Salway as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. Michael Hussey as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7.: Re-elect Mr. Stuart Rose as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Bo Lerenius as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES         AGAINST           AGAINST

as the Auditors

PROPOSAL #10.: Authorize the Director to determine            ISSUER            YES         AGAINST           AGAINST

the remuneration of the Auditors

PROPOSAL #11.: Grant authority for the allotment of          ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.12: Grant authority for the limited                 ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights

PROPOSAL #S.13: Authorize the Company to exercise its        ISSUER            YES             FOR                  FOR

 power to purchase its own shares

PROPOSAL #S.14: Approve to enable general meetings            ISSUER            YES             FOR                  FOR

[other than AGMs] to be held on 14 clear day's notice

PROPOSAL #15.: Grant authority to make political                ISSUER            YES             FOR                  FOR

donations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAND SECURITIES GROUP PLC  R.E.I.T, LONDON

  TICKER:                  N/A                 CUSIP:   G5375M118

  MEETING DATE:      12/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors, for a period          ISSUER            YES             FOR                  FOR

of 5 years from the date of this resolution, to offer

 any holders of ordinary shares of 10 pence each in

the capital of the Company, the right to elect to

receive ordinary shares of 10 pence each in the

capital of the Company credited as fully paid,

instead of cash in respect of the whole [or some

part, to be determined by the Directors] of the

dividend declared during the period starting from the

 date of this resolution and ending at the beginning

of the 5th AGM of the Company following the date of

this resolution and shall be permitted to do all acts

 and things required or permitted to be done in

Article 128.2 of the Articles of Association of the

Company; and to capitalize the aggregate nominal

value of new ordinary shares in the Company falling

to be allotted pursuant to the elections made

pursuant to this resolution above out of the amount

standing to the credit of reserves [including any

share premium account or capital redemption reserve]

or profit and loss account, as the Directors may

determine, to apply the sum in paying up such new

ordinary shares in full and allot such new ordinary

shares or, as applicable, sell ordinary shares as are

 held in treasury by the Company, to the shareholders

 of the Company validly making such elections

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LANXESS AG

  TICKER:                  N/A                 CUSIP:   D5032B102

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the  2009 FY with

the report of the Supervisory Board, the group

financial statements, the group annual report, and

the reports pursuant to Sections 289(4), 289(5) and

315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 106,151,356 as follows:

payment of a dividend of EUR 0.50 per no-par share

EUR 64,550,021 shall be carried forward  ex-dividend

and payable date: 31 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #7.1: Election to the Supervisory Board:              ISSUER            YES             FOR                  FOR

Friedrich Janssen

PROPOSAL #7.2: Election to the Supervisory Board:              ISSUER            YES             FOR                  FOR

Robert J. Koehler

PROPOSAL #7.3: Election to the Supervisory Board:              ISSUER            YES             FOR                  FOR

Rainer Laufs

PROPOSAL #7.4: Election to the Supervisory Board:              ISSUER            YES             FOR                  FOR

Ulrich Middelmann

PROPOSAL #7.5: Election to the Supervisory Board:              ISSUER            YES             FOR                  FOR

Rolf Stomberg

PROPOSAL #7.6: Election to the Supervisory Board:              ISSUER            YES             FOR                  FOR

Theo H. Walthie

PROPOSAL #8.: Authorization to acquire own shares             ISSUER            YES             FOR                  FOR

the Board of Managing Directors shall be authorized

to acquire shares of the Company  of up to 10 % of

its share capital, at prices not deviating more than

10 % from the market price of the shares, on or

before 25 NOV2011; the Board of Managing Directors

shall be authorized to dispose of the shares in a

manner other than the stock exchange or an offer to

all shareholders if t  he shares are sold at a price

not materially below the market price of  the shares,

 to use the shares for acquisition purposes, to

retire the  shares, and to the use the shares for the

 fulfillment of conversion or option rights

PROPOSAL #9.: Resolution on the creation of                        ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendment to

 the Articles of Association  the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 16,640,534 through the issue of new

bearer no-par shares against contributions in cash

and/or kind, on or before 27 APR, 2015 (authorized

capital II)  shareholders shall be granted

subscription rights except for residual  amounts, for

 the granting of such rights to bondholders, for a

capital  increase against contributions in kind, for

the issue of shares in connection with the

fulfillment of option or conversion rights, and for a

  capital increase of up to 10 % of the share capital

 if the shares  are issued at a price not materially

below the market price of identical shares

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association  a) Section 14, in respect of the notice

of shareholders' meeting being  published in the

electronic federal gazette at least 36 days prior to

 the shareholders' meeting  b) Section 15(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders' meeting if they

register with the Company by the sixth day prior to

the meeting  - Section 15(2), in respect of

shareholders  being also obliged to provide evidence

of their shareholding as per the statutory record

date and submit it to the Company by the sixth day

prior to the shareholders' meeting if they wish to

participate in and  vote at the shareholders' meeting

  - Section 15(3), in respect of proxy-voting

instructions being issued  in textual form

facilitations regarding the issue of proxies being

publicized in the notice of shareholders' meeting  -

Section 15(4), in respect of the board of Managing

Directors being authorized to permit shareholders to

participate in the shareholders' meeting by the  use

of electronic means of communication (online

participation)  - Section 15(5), in respect of the

Board of Managing Directors being authorized to

permit shareholders to absentee vote (in writing or

electronically) if  they cannot attend the

shareholders' meeting and are not represented by a

proxy at the meeting  c) Section 16(3), in respect of

 the Board of Managing Directors being authorized to

permit the audiovisual transmission of the

shareholders' meeting  d) Section 10 Paragraph 8

Sentence 2 of the Article of Association will be

amended as follows: Statements made vis-avis one

Member of the Supervisory Board shall be deemed

statements made vis-a-vis the Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LARGAN PRECISION CO LTD

  TICKER:                  N/A                 CUSIP:   Y52144105

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: To report the business of 2009                      ISSUER             NO              N/A                  N/A

PROPOSAL #1.2: Statutory Supervisors report of 2009           ISSUER             NO              N/A                  N/A

PROPOSAL #2.1: Approve to accept 2009 business report        ISSUER            YES             FOR                  FOR

 and financial statements

PROPOSAL #2.2: Approve the proposal for distribution         ISSUER            YES             FOR                  FOR

of 2009 profits cash dividend: TWD 10.0 per share

PROPOSAL #3.1: Amend the Articles of Incorporation of        ISSUER            YES             FOR                  FOR

 Company

PROPOSAL #3.2: Re-election of the Directors and                 ISSUER            YES         AGAINST           AGAINST

Supervisors of the Company

PROPOSAL #3.3: Approve to release the non competition        ISSUER            YES             FOR                  FOR

 restriction on Directors

PROPOSAL #4: Other proposals and extraordinary motions      ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LARSEN & TOUBRO LTD

  TICKER:                  N/A                 CUSIP:   Y5217N159

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                     ISSUER            YES             FOR                  FOR

statements and statutory reports

PROPOSAL #2.: Approve the dividend of INR 10.50 per          ISSUER            YES             FOR                  FOR

share

PROPOSAL #3.: Re-appoint S.N. Talwar as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint K.V. Rangaswami as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appoint T.M.T as a Director                             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint M.V. Kotwal as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint V.K. Magapu as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-appoint R.N. Mukhija as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Appoint J.S. Bindra as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Approve to issue equity or equity              ISSUER            YES         AGAINST           AGAINST

linked securities without preemptive rights up to an

aggregate amount of INR 24 billion to Qualified

Institutional Buyers

PROPOSAL #S.11: Approve Sharp Tannan as the Auditors         ISSUER            YES             FOR                  FOR

and authorize the Board to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAS VEGAS SANDS CORP.

  TICKER:                  LVS                 CUSIP:   517834107

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: SHELDON G. ADELSON                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: IRWIN CHAFETZ                                       ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #2: TO CONSIDER AND ACT UPON THE                            ISSUER            YES             FOR                  FOR

RATIFICATION OF THE SELECTION OF

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #3: TO CONSIDER AND ACT UPON A STOCKHOLDER      SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL REGARDING SUSTAINABILITY REPORT.

PROPOSAL #4: TO TRANSACT SUCH OTHER BUSINESS AS MAY          ISSUER            YES         AGAINST           AGAINST

PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS

THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LAWSON,INC.

  TICKER:                  N/A                 CUSIP:   J3871L103

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEE & MAN PAPER MANUFACTURING LTD, GEORGE TOWN

  TICKER:                  N/A                 CUSIP:   G5427W122

  MEETING DATE:      9/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited                        ISSUER            YES             FOR                  FOR

consolidated financial statements and the reports of

the Directors and the Auditors of the Company for the

 YE 31 MAR 2009

PROPOSAL #2.i: Re-elect Mr. Lee Man Chun Raymond as          ISSUER            YES             FOR                  FOR

an Executive Director of the Company

PROPOSAL #2.ii: Re-elect Mr. Lee Man Bun as an                   ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company

PROPOSAL #2.iii: Re-elect Mr. Li King Wai Ross as an         ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company

PROPOSAL #2.iv: Re-elect Mr. Chau Shing Yim David as         ISSUER            YES             FOR                  FOR

an Independent Non-Executive Director of the Company

PROPOSAL #2.v: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the remuneration of the Directors

of the Company and approve and ratify the terms of

appointment of each of Professor Poon Chung Kwong,

Messrs. Wong Kai Tung Tony, Peter A Davies and Chau

Shing Yim, David

PROPOSAL #2.vi: Re-appoint Messrs. Deloitte Touche            ISSUER            YES             FOR                  FOR

Tohmatsu as the Auditors for the ensuing year and

authorize the Board of Directors to fix their

remuneration

PROPOSAL #3.i: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company to allot, issue and deal with additional

shares in the capital of the Company and to make or

grant offers, agreements and options which would or

might require the exercise of such power, during and

after the relevant period, shall not exceed 20% of

the aggregate nominal amount of the share capital of

the Company in issue as at the date of this

resolution, otherwise than pursuant to a Rights

Issue; or the exercise of subscription rights under

the share option scheme of the Company adopted on 11

SEP 2003; and [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the Company or any applicable law to

PROPOSAL #3.ii: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Company to purchase its own shares during the

relevant period, subject to and in accordance with

all applicable laws and the requirements of the Rules

 Governing the Listing of Securities on The Stock

Exchange of Hong Kong Limited, not exceeding 10% of

the aggregate nominal amount of the share capital of

the Company in issue as at the date of the passing of

 this resolution; and [Authority expires the earlier

of the conclusion of the next AGM of the Company or

the expiration of the period within which the next

AGM of the Company is required to be held by any

other applicable law of the Cayman Islands or the

Articles of Association of the Company]

PROPOSAL #3.iii: Approve, conditional upon the                   ISSUER            YES         AGAINST           AGAINST

passing of Resolutions 3[i] and 3[ii] as specified in

 the notice convening the AGM being passed, the

aggregate nominal amount of the shares in the capital

 of the Company which are purchased or otherwise

acquired by the Company under the authority granted

to the Board of Directors of the Company as mentioned

 in Resolution 3[ii] above shall be added to the

aggregate nominal amount of share capital that may be

 allotted or agreed conditionally or unconditionally

to be allotted by the Board of Directors of the

Company pursuant to Resolution 3[i] above

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEE & MAN PAPER MANUFACTURING LTD, GEORGE TOWN

  TICKER:                  N/A                 CUSIP:   G5427W122

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon The Stock Exchange of Hong Kong Limited granting

 the listing of, and permission to deal in, the

Subdivided Shares [as specified], each of the issued

and unissued shares of HKD 0.10 in the share capital

of the Company, to subdivide into 4 shares of HKD

0.025 each [the Subdivided Shares] with effect from

the business day immediately following the day on

which this resolution is passed [the Share

Subdivision] and authorize the Directors of the

Company to issue new share certificates in respect of

 the Subdivided Shares to holders of existing shares

of the Company pursuant to the Share Subdivision and

to do all things and execute all documents in

connection with or incidental to the Share

Subdivision as the Directors think fit or desirable

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEE & MAN PAPER MANUFACTURING LTD, GEORGE TOWN

  TICKER:                  N/A                 CUSIP:   G5427W130

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the New Electricity Services              ISSUER            YES             FOR                  FOR

Agreement and the annual caps and the transactions

contemplated thereunder for providing services to

generate electricity, as specified

PROPOSAL #2: Approve the New Steam Services Agreement        ISSUER            YES             FOR                  FOR

 and the annual caps and the transactions

contemplated thereunder for providing services to

generate steam, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEGAL & GEN GROUP PLC

  TICKER:                  N/A                 CUSIP:   G54404127

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited report and        ISSUER            YES             FOR                  FOR

 accounts of the Company for the YE 31 DEC 2009

together with the Directors' and the Auditors' report

 on those accounts

PROPOSAL #2: Declare a final dividend of 2.73 pence          ISSUER            YES             FOR                  FOR

per ordinary share in respect of the YE 31 DEC 2009

and be paid on 01 JUN 2010 to shareholders on the

register of Members at the close of business on 16

APR 2010

PROPOSAL #3: Re-elect Rudy Markham as a Director, who        ISSUER            YES         AGAINST           AGAINST

 retires by rotation

PROPOSAL #4: Re-elect John Pollock as a Director, who        ISSUER            YES             FOR                  FOR

 retires by rotation

PROPOSAL #5: Re-elect Henry Staunton as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #6: Re-elect James Strachan as a Director,          ISSUER            YES         AGAINST           AGAINST

who retires by rotation

PROPOSAL #7: Election of Dame Clara Furse as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Election of John Stewart as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9: Election of Nigel Wilson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company

PROPOSAL #11: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors' remuneration

PROPOSAL #12: Approve the report on the Directors'            ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2009 as set out on

pages 55 to 70 of the Company's 2009 annual report

and accounts

PROPOSAL #13: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to Section 551 of the Companies Act 2006

the Act  to exercise all powers of the Company to

allot shares in the Company or grant rights to

subscribe for, or convert any security into shares in

 the Company up to an aggregate nominal amount of GBP

 48,852,309 this amount to be not more than 33.33% of

 the issued ordinary share capital at 09 APR 2010

Authority expires earlier of the conclusion of the

next AGM of the Company, or at the close of business

on 30 JUN 2011 , except that the Company may, before

this authority expires, make an offer an agreement

which would or might require shares to be allotted or

 rights to be CONTD.

PROPOSAL #CONT: CONTD.  granted after it expires and         ISSUER             NO              N/A                  N/A

the Directors of the Company may allot shares or

grant rights in pursuance of such offer or agreement

as if this authority had not expired  all previous

unutilized authorities under Section 80 of the

Companies Act 1985  and Section 551 of the Companies

Act  shall cease to have effect  save to the extent

that same are exercisable pursuant to Section 551(7)

of the Act by reason of any offer or agreement made

prior to date of this resolution which would or might

 require shares to be allotted or rights to be

granted on or after that date

PROPOSAL #14: Authorize the Company and all Companies        ISSUER            YES             FOR                  FOR

 that are its subsidiaries at any time during the

period to which this resolution relates, in

accordance with Section 366 of the Companies Act

2006, aggregate to make political donations to

political parties and/or independent election

candidates, not exceeding GBP 100,000 in total; and

make donations to political organizations other than

political parties, not exceeding GBP 100,000 in

total, and incur political expenditure, not exceeding

 GBP 100,000 in total;  Authority expires at the end

on the date  falling 12 months thereafter or if

sooner at the conclusion of the Company's next AGM ,

for the purposes of this resolution the terms

political donations, independent election candidates,

 political organizations, political expenditure and

political parties have the meaning set out in

PROPOSAL #S.15: Approve the Company's Articles of              ISSUER            YES             FOR                  FOR

Association be hereby amended by deleting all the

provisions of the Company's Memorandum of Association

 which, by virtue of Section 28 of the Companies Act,

 2006 are to be treated as provisions of the

Company's Articles of Association and the Articles of

 Association produced to the meeting and initialed by

 the Chairman of the meeting be adopted as the

Company's Articles of Association in substitution

for, and to the exclusion of the existing Articles of

 Association

PROPOSAL #S.16: Authorize the Directors,  subject to         ISSUER            YES             FOR                  FOR

the passing of Resolution 13  to allot equity

securities  as specified in Section 560 of the

Companies Act 2006  for cash pursuant to Resolution

13 under Section 551 of the Companies act 2006, and

to allot equity securities  as specified in Section

560 of the Companies Act 2006( sale of treasury

shares) for cash, in either case as if Section 561 of

 the Companies Act 2006 disapplying to any such

allotment, provided that this power shall be limited:

 to the allotment of equity securities in connection

with an offer or issue of equity securities to or in

favor of; i holders of shares in proportion  as

nearly as may be practicable  to their existing

PROPOSAL #CONT: CONTD. and  ii  holders of other                ISSUER             NO              N/A                  N/A

equity securities if this is required by the rights

of those securities or, if the Directors consider it

necessary, as permitted by the rights of those

securities, but subject to such exclusions or other

arrangements as the Directors may consider necessary

or expedient in relation to fractional entitlements,

treasury shares, record dates, shares represented by

depositary receipts, legal or practical problems

arising under the laws of any territory or the

requirements of any relevant regulatory body or any

stock exchange/or any other matter; and  B  to the

allotment of equity securities pursuant to the

authority granted under Resolution 13 and/or by

virtue of Section 560 3  of the Companies Act 2006

PROPOSAL #CONT: CONT  in each case otherwise than              ISSUER             NO              N/A                  N/A

under paragraph  A  above  up to a maximum nominal

amount of GBP 7,328,579, being 5% of the issued share

 capital of the Company of the Company at 09 APR 2010

  being the last practicable date prior to the

publication of this notice ;  Authority shall expire

at the conclusion of the next AGM of the Company or,

if earlier, at the close of business on 30 JUN  2011

, except that the Company may, before this power

expires, make an offer or agreement which would or

might require equity securities to be allotted after

it expires and the Directors of the Company may allot

 equity securities in pursuance of such offer or

agreement as if the power conferred hereby had not

expired; and all previous unutilized authorities

under Section 95 of the Companies Act 1985 and

Sections 570 and 573 of the Companies Act 2006 shall

cease to have effect

PROPOSAL #S.17: Approve the Company, to make market          ISSUER            YES             FOR                  FOR

purchases within the meaning of Section 693(4) of the

 Act of ordinary shares of 2.5 pence in the capital

of the Company on such terms and in such manner as

the Directors may from time to time determine,

provided that: the maximum number of ordinary shares

that may be purchased is 586,286,339 being 10% of the

 issued share capital as at 09 APR 2010; the minimum

price which may be paid for each ordinary share is

2.5 pence; the maximum price may be paid for each

ordinary share is the higher of the amount equal to

105% of the average of the middle market quotations,

or the market values, for an ordinary shares as

derived from the London Stock Exchange Daily CONTD

PROPOSAL #CONT: CONTD. official List for the five              ISSUER             NO              N/A                  N/A

business days immediately preceding the day on which

the ordinary share is purchased and the amount

stipulated by Article 5(1) of the Buy-back end

stabilization regulation 2003; and  Authority shall

expire at the conclusion of the next AGM or at the

close of business on 30 JUN 2011 , except that the

Company may make this contract for the purchase of

ordinary shares which will or might be executed

wholly or partly after the expiry of this authority

all existing authorities for the Company to make

market purchases of ordinary shares are revoked,

except in relation to the purchase of shares under a

contract or contracts concluded before the date of

this resolution and which has not yet been executed

PROPOSAL #S.18: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEGG MASON, INC.

  TICKER:                  LM                   CUSIP:   524901105

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT E. ANGELICA                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARRY W. HUFF                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN E. KOERNER III                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHERYL GORDON KRONGARD                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SCOTT C. NUTTALL                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: AMENDMENT OF THE LEGG MASON, INC. 1996         ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLAN AND APPROVAL TO ISSUE

ADDITIONAL 1,000,000 SHARES CURRENTLY COVERED BY THE

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING THE           SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE INCENTIVE COMPENSATION PLAN.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING MAJORITY   SHAREHOLDER        YES         AGAINST               FOR

 VOTING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEGGETT & PLATT, INCORPORATED

  TICKER:                  LEG                 CUSIP:   524660107

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT E. BRUNNER        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RALPH W. CLARK             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: R. TED ENLOE, III        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RICHARD T. FISHER        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MATTHEW C.                   ISSUER            YES             FOR                  FOR

FLANIGAN

PROPOSAL #1F: ELECTION OF DIRECTOR: KARL G. GLASSMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RAY A. GRIFFITH           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DAVID S. HAFFNER         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JOSEPH W.                     ISSUER            YES             FOR                  FOR

MCCLANATHAN

PROPOSAL #1J: ELECTION OF DIRECTOR: JUDY C. ODOM                ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: MAURICE E.                   ISSUER            YES             FOR                  FOR

PURNELL, JR.

PROPOSAL #1L: ELECTION OF DIRECTOR: PHOEBE A. WOOD             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE PUBLIC ACCOUNTING

FIRM FOR THE YEAR DECEMBER 31, 2010.

PROPOSAL #03: APPROVAL OF THE AMENDMENT AND                        ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE COMPANY'S FLEXIBLE STOCK PLAN.

PROPOSAL #04: A SHAREHOLDER PROPOSAL REQUESTING             SHAREHOLDER        YES             FOR               AGAINST

ADDITION OF SEXUAL ORIENTATION AND GENDER IDENTITY TO

 WRITTEN NON-DISCRIMINATION POLICY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEGRAND SA, LIGUEIL

  TICKER:                  N/A                 CUSIP:   F56196185

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Approve the renewal of term of one of         ISSUER            YES             FOR                  FOR

the principal statutory Auditors

PROPOSAL #O.6: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

deputy statutory Auditors

PROPOSAL #O.7: Approve the shares repurchase program         ISSUER            YES             FOR                  FOR

PROPOSAL #O.8: Appointment of Mr. Patrick Tanguy as a        ISSUER            YES             FOR                  FOR

 Board Member

PROPOSAL #E.9: Grant authority to cancel shares                 ISSUER            YES             FOR                  FOR

purchased as part of the shares repurchase program

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on issuing shares or securities giving access

to the capital or to the allocation of debt

securities, with preferential subscription rights

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on issuing, by way of public offer, shares or

securities giving access to the capital or to the

allocation of debt securities, with cancellation of

preferential subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on issuing, by way of an offer pursuant to

Article L.411-2, II of the Monetary and Financial

Code (private investment), shares or securities

giving access to the capital or to the allocation of

debt securities, with cancellation of preferential

subscription rights

PROPOSAL #E.13: Approve the possibility to increase          ISSUER            YES             FOR                  FOR

the amount of issuances in the event of surplus

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

set the issue price of shares or securities giving

access to the capital, according to the modalities

determined by the General Meeting, in the event of

issuance without preferential subscription rights

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on increasing the share capital by

incorporation of reserves, profits, premiums or other

 funding which capitalization is permitted

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

decide on issuing shares or securities giving access

to the capital in favor of members of saving plans of

 the Company or of the group

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out issuance of shares or securities giving

access to shares in consideration for the

contributions in kind granted to the Company

PROPOSAL #E.18: Approve the overall limit of the                ISSUER            YES             FOR                  FOR

delegations of authority following the tenth,

eleventh, twelfth, thirteenth, fourteenth, sixteenth

and seventeenth resolutions

PROPOSAL #E.19: Authorize to the Board of Directors          ISSUER            YES             FOR                  FOR

to decide on one or more allocations of options to

subscribe for or purchase shares

PROPOSAL #E.20: Authorize to the Board of Directors          ISSUER            YES             FOR                  FOR

to carry out allocation of free shares

PROPOSAL #E.21: Amend the third paragraph of Article         ISSUER            YES             FOR                  FOR

9.1 of the statutes

PROPOSAL #E.22: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEIGHTON HLDG LTD

  TICKER:                  N/A                 CUSIP:   Q55190104

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and                   ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditor for the YE

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES         AGAINST           AGAINST

YE 30 JUN 2009

PROPOSAL #3.1: Re-elect Mr. A. Drescher as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Clause 18 of the Company's Constitution

PROPOSAL #3.2: Re-elect Mr. P.A. Gregg as a Director,        ISSUER            YES         ABSTAIN           AGAINST

 who retires by rotation in accordance with Clause 18

 of the Company's Constitution

PROPOSAL #3.3: Elect Mr. W.G. Osborn as a Director,          ISSUER            YES             FOR                  FOR

in accordance with Clause 17.2 of the Company's

Constitution, holds office until the conclusion of

this meeting

PROPOSAL #3.4: Re-elect Mr. D.A. Mortimer as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Clause 18 of the Company's Constitution

PROPOSAL #4.: Authorize the Company to grant to Mr.          ISSUER            YES         AGAINST           AGAINST

W.M. King up to 150,000 options under the Leighton

Senior Executive Option Plan as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEND LEASE CORP LTD

  TICKER:                  N/A                 CUSIP:   Q55368114

  MEETING DATE:      11/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Elect Mr. Phillip Colebatch as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with Rule 6.1(f) of the Constitution

PROPOSAL #1.b: Elect Ms. Julie Hill as a Director of         ISSUER            YES             FOR                  FOR

the Company, who retires in accordance with Rule

6.1(f) of the Constitution

PROPOSAL #2.: Adopt the remuneration report as                   ISSUER            YES         AGAINST           AGAINST

specified

PROPOSAL #S.3: Amend, subject to the passage of                 ISSUER            YES             FOR                  FOR

Resolution 4, the Constitution of the Company with

effect on and from the effective date as specified

and for the purposes of identification signed by the

Chairman of the meeting and marked A [so that all

text which is underlined in that copy is inserted

into the Constitution and U text which is struck

through in that copy is deleted from the Constitution]

PROPOSAL #S.4: Approve, subject to the passage of              ISSUER            YES             FOR                  FOR

resolution 3, the Stapling Proposal as specified

PROPOSAL #S.5: Approve to renew the proportional                ISSUER            YES             FOR                  FOR

takeover provisions contained in Rule 15 of the

Constitution for a period of 3 years from the date of

 this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LENDER PROCESSING SERVICES, INC.

  TICKER:                  LPS                 CUSIP:   52602E102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JEFFREY S. CARBIENER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.R. (PETE) CARPENTER                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. FARRELL, JR.                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LENNAR CORPORATION

  TICKER:                  LEN                 CUSIP:   526057104

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: IRVING BOLOTIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN L. GERARD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHERRILL W. HUDSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. KIRK LANDON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SIDNEY LAPIDUS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STUART A. MILLER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONNA E. SHALALA                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY SONNENFELD                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING THE           SHAREHOLDER        YES         ABSTAIN           AGAINST

COMPANY'S BUILDING PRACTICES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LENOVO GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y5257Y107

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES             FOR                  FOR

accounts for the YE 31 MAR 2009 together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.A: Re-elect Dr. Wu Yibing as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.B: Re-elect Ms. Ma Xuezheng as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.C: Re-elect Mr. William O. Grabe as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.D: Re-elect Mr. John W. Barter III as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.E: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' fees

PROPOSAL #3.: Re-appoint PricewaterhouseCoopers as            ISSUER            YES             FOR                  FOR

the Auditors and authorize the Board of Directors of

the Company to fix the Auditors' remuneration

PROPOSAL #4.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 pursuant to Section 57B of the Companies Ordinance,

to allot, issue and deal with additional ordinary

shares in the share capital of the Company and to

make or grant offers, agreements and options

[including warrants, bonds, notes, debentures and

other securities which carry rights to subscribe for

or are convertible into ordinary shares] during and

after the relevant period, not exceeding 20% of the

aggregate nominal amount of the issued ordinary share

 capital of the Company otherwise than pursuant to:

i) a rights issue [as specified] ii) an issue of

shares upon the exercise of options granted under any

 share option scheme or similar arrangement for the

time being adopted for the grant or issue of shares

or rights to acquire shares in the Company; or iii)

an issue of shares as scrip dividends pursuant to the

 Articles of Association of the Company from time to

time; or iv) any issue of shares in the Company upon

the exercise of subscription or conversion rights

under the terms of any existing warrants of the

Company or any existing securities of the Company

which carry rights to subscribe for or are

convertible into shares of the Company; and

[Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM of the Company is

required to be held by the Companies Ordinance or the

 Articles of Association of the Company to be held]

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to repurchase shares of the Company, during the

relevant period, on the Stock Exchange of Hong Kong

Limited [the Stock Exchange] or any other stock

exchange on which the shares of the Company may be

listed and recognized by the Securities and Futures

Commission and the Stock Exchange for such purposes,

subject to and in accordance with all applicable Laws

 and the requirements of the rules governing the

Listing of Securities on the Stock Exchange or of any

 other stock exchange as amended from time to time,

not exceeding 10% of the aggregate nominal amount of

the issued voting ordinary share capital of the

Company; and [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required to be held by the Companies

Ordinance or the Articles of Association of the

PROPOSAL #6.: Approve, conditional upon the passing          ISSUER            YES         AGAINST           AGAINST

of Resolutions 4 and 5, the general mandate granted

to the Directors of the Company to allot, issue and

deal with the shares pursuant to Resolution 4, by

addition to the aggregate nominal value of the share

capital which may be allotted and issued or agreed

conditionally or unconditionally to be allotted and

issued by the Directors of the Company pursuant to

such general mandate of an amount representing the

aggregate nominal value of the issued voting ordinary

 shares capital of the Company repurchased by the

Company pursuant to the mandate to repurchase shares

of the Company as pursuant to Resolution 5, provided

that such amount does not exceed 10% of the aggregate

 nominal amount of the issued share capital of the

Company at the date of passing this Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LENOVO GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y5257Y107

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the sale and                     ISSUER            YES             FOR                  FOR

purchase agreement dated 27 NOV 2009 [the Sale and

Purchase Agreement] in respect of the acquisition of

100% interest in the registered capital of Lenovo

Mobile Communication Technology Ltd. entered into

between, Lenovo Manufacturing Limited, Lenovo

[Beijing] Limited, Jade Ahead Limited [Jade Ahead],

Gainnew Limited [Gainnew], Shenzhen AoYinShi

Investment LP, Super Pioneer International Limited

and the Company [details have been defined in the

circular of the Company dated 18 DEC 2009], as

specified, and the transactions contemplated

thereunder; authorize any 1 Director or any 2

Directors [if affixation of the common seal is

necessary] or any delegate(s) authorized by such

Director(s) to sign and/or execute all such other

documents, instruments or agreements and to do or

take all such actions or things as such Director(s)

consider(s) necessary or desirable to implement

and/or give effect to the terms of the Sale and

Purchase Agreement and the transactions contemplated

thereunder; the issue and allotment of 28,137,055

ordinary shares of the Company of par value HKD 0.025

 each [Shares] and 52,756,978 Shares as consideration

 shares to each of Gainnew and Jade Ahead

respectively; and the issue and allotment of a

maximum 21,102,791 Shares and 15,827,093 Shares as

adjustments with reference to the Net Cash Balance

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEOPALACE21 CORPORATION

  TICKER:                  N/A                 CUSIP:   J38781100

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors, Adopt

Reduction of Liability System for Outside Auditors

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEUCADIA NATIONAL CORPORATION

  TICKER:                  LUK                 CUSIP:   527288104

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: IAN M. CUMMING                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL M. DOUGAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN J. HIRSCHFIELD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES E. JORDAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY C. KEIL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. CLYDE NICHOLS III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL SORKIN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH S. STEINBERG                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS

 OF THE COMPANY FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEVEL 3 COMMUNICATIONS, INC.

  TICKER:                  LVLT               CUSIP:   52729N100

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WALTER SCOTT, JR.                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES Q. CROWE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. DOUGLAS BRADBURY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS C. EBY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES O. ELLIS, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD R. JAROS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. JULIAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. MAHONEY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAHUL N. MERCHANT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES C. MILLER, III                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARUN NETRAVALI                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. REED                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL B. YANNEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. ALBERT C. YATES                             ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO APPROVE THE GRANTING TO THE LEVEL 3          ISSUER            YES             FOR                  FOR

BOARD OF DIRECTORS OF DISCRETIONARY AUTHORITY TO

AMEND OUR RESTATED CERTIFICATE OF INCORPORATION TO

EFFECT A REVERSE STOCK SPLIT AT ONE OF FOUR RATIOS.

PROPOSAL #3: TO APPROVE AN AMENDMENT TO OUR RESTATED         ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF

 AUTHORIZED SHARES OF OUR COMMON STOCK, PAR VALUE

$.01 PER SHARE, BY 400 MILLION FROM 2.5 BILLION TO

2.9 BILLION.

PROPOSAL #4: TO APPROVE THE AMENDMENT AND RESTATEMENT        ISSUER            YES             FOR                  FOR

 OF THE LEVEL 3 COMMUNICATIONS, INC. 1995 STOCK PLAN

(AMENDED AND RESTATED AS OF APRIL 1, 1998) TO, AMONG

OTHER THINGS, EXTEND THE TERM OF THE PLAN TO MAY 20,

2020 AND INCREASE THE NUMBER OF SHARES OF OUR COMMON

STOCK, PAR VALUE $.01 PER SHARE, THAT ARE RESERVED

FOR ISSUANCE UNDER THE PLAN BY 50 MILLION.

PROPOSAL #5: TO AUTHORIZE THE TRANSACTION OF SUCH              ISSUER            YES         AGAINST           AGAINST

OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL

 MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LEWIS GROUP LIMITED, CAPE TOWN

  TICKER:                  N/A                 CUSIP:   S460FN109

  MEETING DATE:      8/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Elect Professor Fatima Abrahams as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Elect Mr. David Morris Nurek as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the Directors fees                              ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers inc          ISSUER            YES             FOR                  FOR

as Auditors of the Company for the ensuing year and

to appoint Mr. Zuhdi Abrahams as the designated

Auditor for the ensuing year

PROPOSAL #6.: Authorize the Directors to implement            ISSUER            YES             FOR                  FOR

resolutions

PROPOSAL #7.: Transact such other business                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG CHEM LTD NEW

  TICKER:                  N/A                 CUSIP:   Y52758102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement:                     ISSUER            YES             FOR                  FOR

expected dividend: KRW 3,500 per 1 Ordinary Share,

KRW 3,550 per 1 Preference Share

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Directors: Executive                     ISSUER            YES         AGAINST           AGAINST

Director(1), Outside Directors(4)

PROPOSAL #4: Election of Audit Committee Members:              ISSUER            YES             FOR                  FOR

Outside Directors(3)

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y52755108

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement expected        ISSUER            YES             FOR                  FOR

 dividend per 1 share: KRW 1,000 for ordinary share,

KRW 1,050 for preference share

PROPOSAL #2: Approve the partial amendment of                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Bon Moo Koo as an Inside              ISSUER            YES             FOR                  FOR

Director and Jun Ho Han, Dae Hwan Kim and Kyung Hee

Yoon as the Outside Directors

PROPOSAL #4: Election of the Audit Committee Members         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG DACOM CORPORATION, SEOUL

  TICKER:                  N/A                 CUSIP:   Y5252V108

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger and acquisition with        ISSUER            YES         AGAINST           AGAINST

 repurchase offer

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG DISPLAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y5255T100

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement:                     ISSUER            YES             FOR                  FOR

expected division ratio: KRW 500 per share, the 25th

B/S, I/S and the proposed disposition of retained

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Elect Messrs. Youngsoo Kwon, Dohyun Jung        ISSUER            YES             FOR                  FOR

 (Externals) Taesik Ahn as the

PROPOSAL #4: Elect Taesik Ahn as the Member of the            ISSUER            YES             FOR                  FOR

Audit Committee

PROPOSAL #5: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG ELECTRONICS INC, SEOUL

  TICKER:                  N/A                 CUSIP:   Y5275H177

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Messrs. Yong Nam as a Inside        ISSUER            YES             FOR                  FOR

 Director and In Ki Joo and Jong Nam

PROPOSAL #4: Election of In Ki Joo and Kyu Min Lee as        ISSUER            YES             FOR                  FOR

 an Audit Committee Member

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG HAUSYS LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y5277J106

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement expected        ISSUER            YES             FOR                  FOR

 dividend: ordinary shares: KRW 1,000; preferred

shares: KRW 1,050

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG HOUSEHOLD & HEALTH CARE LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y5275R100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement expected        ISSUER            YES             FOR                  FOR

 dividend ordinary share KRW 2,500 per 1 share

preferred share KRW 2,550 per 1 share

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES         AGAINST           AGAINST

Articles of Incorporation

PROPOSAL #3: Election of one Executive Director, one         ISSUER            YES             FOR                  FOR

Non-Executive Director, two outside

PROPOSAL #4: Election of one outside Audit Committee         ISSUER            YES             FOR                  FOR

Member

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG TELECOM LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y5276R125

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the merger and acquisition                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Elect the Directors and Audit Committee        ISSUER            YES         ABSTAIN           AGAINST

 Members: Director Candidates: Sang Chul Lee, Ki Seob

 Seong, June Hoh Cho [External] Sung Bin Chun, Hyun

Jae Shin [Auditors] Seong Bin Chun

PROPOSAL #3.: Approve the partial amendment to                   ISSUER            YES         ABSTAIN           AGAINST

Articles of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LG TELECOM LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y5276R125

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LI & FUNG LTD

  TICKER:                  N/A                 CUSIP:   G5485F144

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited                          ISSUER            YES             FOR                  FOR

consolidated accounts and reports of the Directors

and the Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 49 HK cents         ISSUER            YES             FOR                  FOR

per share

PROPOSAL #3.a: Re-elect Dr. Victor Fung Kwok King as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.b: Re-elect Mr. Bruce Philip Rockowitz as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.c: Re-elect Mr. Paul Edward Selway-Swift         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #5: Approve to increase the authorized share        ISSUER            YES             FOR                  FOR

 capital of the Company from HKD 100,000,000 to HKD

150,000,000

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to repurchase the Company's shares up to

PROPOSAL #7: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to issue new shares up to 20% or in the

case of issue of new shares solely for cash and

unrelated to any asset acquisition, up to 10%

PROPOSAL #8: Authorize the Directors to issue the              ISSUER            YES             FOR                  FOR

shares repurchased by the Company

PROPOSAL #9: Approve to refresh the scheme mandate            ISSUER            YES             FOR                  FOR

limit under the Share Option Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LI NING CO LTD

  TICKER:                  N/A                 CUSIP:   G5496K124

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and the

Auditor of the Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009 to the shareholders of the Company

PROPOSAL #3.a.1: Re-elect Mr. Li Ning as an Executive        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #3.a.2: Re-elect Mr. Koo Fook Sun, Louis as         ISSUER            YES             FOR                  FOR

an Independent Non-Executive Director of the Company

PROPOSAL #3.a.3: Re-elect Mr. Chan Chung Bun, Bunny          ISSUER            YES             FOR                  FOR

as an Independent Non-Executive Director of the

PROPOSAL #3.b: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the Directors' remuneration

PROPOSAL #4: Re-appoint PricewaterhouseCoopers,                 ISSUER            YES             FOR                  FOR

Certified Public Accountants, as the Auditor of the

Company and authorize the Board of the Directors of

the Company to fix their remuneration

PROPOSAL #5: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to issue shares up to 20%

PROPOSAL #6: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to repurchase shares up to 10%

PROPOSAL #7: Authorize the Directors to issue and              ISSUER            YES             FOR                  FOR

allot the shares repurchased by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIANHUA SUPERMARKET HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y5279F102

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Sale and Purchase Agreement        ISSUER            YES             FOR                  FOR

 and the transactions contemplated thereunder

PROPOSAL #2.: Approve the appointment of Mr. Kazuyasu        ISSUER            YES             FOR                  FOR

 Misu as a Non-Executive Director of the Company

PROPOSAL #S.3: Approve the amendments to the Articles        ISSUER            YES             FOR                  FOR

 of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIANHUA SUPERMARKET HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y5279F102

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company  the Board  for the YE 31

DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the consolidated audited                     ISSUER            YES             FOR                  FOR

financial statements of the Company and the report of

 the international auditors for the YE 31 DEC 2009

PROPOSAL #4: Approve the profit distribution proposal        ISSUER            YES             FOR                  FOR

 of the Company and the relevant declaration and

payment of a final dividend of RMB0.16 per share

(inclusive of tax) of the Company for the YE 31 DEC

2009

PROPOSAL #5: Re-appointment of Shanghai Certified              ISSUER            YES             FOR                  FOR

Public Accountants as the Company's PRC Auditors and

Deloitte Touche Tohmatsu as the Company's

International Auditors for the period from the

conclusion of the AGM of the Company for the year

2009 to the conclusion of the AGM of the Company for

the year 2010 and authorize the Board to fix their

respective remuneration

PROPOSAL #6: Appointment of Mr. Tang Qi as the                   ISSUER            YES         AGAINST           AGAINST

Executive Director if the 3rd session of the Board

PROPOSAL #7: Other matters, if any                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #S.1: Authorize the Board to issue, allot            ISSUER            YES             FOR                  FOR

and deal with any additional H Shares not exceeding

the aggregate of 20% of the aggregate nominal amount

of the H Shares in issue at the date of passing this

resolution

PROPOSAL #S.2: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company and authorize any two Executive Directors

 of the Board to make further amendments to the

Articles of Association in accordance with the

opinions of the relevant regulatory authorities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY GLOBAL, INC.

  TICKER:                  LBTYA             CUSIP:   530555101

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MIRANDA CURTIS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. DICK                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.C. SPARKMAN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. DAVID WARGO                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: REAPPROVAL OF THE MATERIAL TERMS OF THE        ISSUER            YES             FOR                  FOR

 PERFORMANCE GOALS UNDER THE LIBERTY GLOBAL, INC.

2005 INCENTIVE PLAN

PROPOSAL #03: RATIFICATION OF THE SELECTION OF KPMG          ISSUER            YES             FOR                  FOR

LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE

YEAR ENDING DECEMBER 31, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY INTERNATIONAL PLC R.E.I.T., LONDON

  TICKER:                  N/A                 CUSIP:   G8995Y108

  MEETING DATE:      7/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and the Auditors for the YE 31 DEC 2008

PROPOSAL #2.: Elect Mr. I.C. Durant as a Director              ISSUER            YES         AGAINST           AGAINST

[Executive]

PROPOSAL #3.: Re-elect Mr. D.A. Fischel as a Director        ISSUER            YES         AGAINST           AGAINST

 [Executive]

PROPOSAL #4.: Re-elect Mr. G.J. Gordon as a Director         ISSUER            YES         AGAINST           AGAINST

[Non-Executive, more than 9 years' service]

PROPOSAL #5.: Re-elect Mr. M. Rapp as a Director                ISSUER            YES             FOR                  FOR

[Non-Executive, more than 9 years' service]

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, until the conclusion

of the next general meeting at which accounts are

laid before the Company and authorize the Audit

Committee of the Board to determine their remuneration

PROPOSAL #7.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2008

PROPOSAL #8.: Authorize the Directors, to allot                 ISSUER            YES             FOR                  FOR

relevant securities under Section 80 of the Companies

 Act 1985, conferred on the Directors by Article 12.2

 of the Company Articles of Association; [Authority

expires the earlier of the conclusion of the AGM of

the Company to be held in 2010 or 07 OCT 2010]; and

for such period the Section 80 amount shall be GBP

94,288,083.50

PROPOSAL #S.9: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 8 above, the pre-emption

provisions of Section 89 of the Companies Act 1985

and to allot equity securities in connection with a

rights issue conferred on the Directors by Article

12.3 of the Company's Articles of Association;

[Authority expires the earlier of the conclusion of

the AGM of the Company to be held in 2010 or 07 OCT

2010]; and for such period the Section 89 amount

shall be GBP 14,169,462.50

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purpose of Section 166 of the Companies Act 1985, to

make market purchases [as specified in Section 163 of

 that Act] of up to 56,572,850 ordinary shares of 50p

 each in the capital of the Company, at a minimum

price of 50p and up to 105% of the average middle

market quotations for such shares derived from the

London Stock Exchange Daily Official List, over the

previous 5 business days; [Authority expires the

earlier of the conclusion of the next AGM of the

Company to be held in 2010 or 07 OCT 2010]

PROPOSAL #S.11: Amend Article 52.1 of the Company's          ISSUER            YES             FOR                  FOR

Articles of Association as specified

PROPOSAL #S.12: Approve a general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days'

notice and the relevant provisions of the

Shareholders Rights Directive [2007/36/EC]; and

[Authority expires the earlier of the conclusion of

the AGM of the Company to be held in 2010 or 07 OCT

PROPOSAL #S.13: Approve to delete all provisions of          ISSUER            YES             FOR                  FOR

the Memorandum of Association and adopt revised

Articles of Association of the Company with effect

from 01 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY INTL PLC

  TICKER:                  N/A                 CUSIP:   G8995Y108

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Company's reduction of              ISSUER            YES             FOR                  FOR

capital as described in the circular date 12 MAR 2010

PROPOSAL #S.2: Approve the demerger and change of              ISSUER            YES             FOR                  FOR

name and the Capital and Countries Properties Plc

capital reduction, redeemable share allotment and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY INTL PLC

  TICKER:                  N/A                 CUSIP:   G8995Y108

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports of         ISSUER            YES         AGAINST           AGAINST

the Directors and the Auditors FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the FYE 31         ISSUER            YES             FOR                  FOR

DEC 2009 of 11 .5p per ordinary share

PROPOSAL #3: Election of Mr. A.J.M. Huntley as a Non-        ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #4: Election of Mr. A.D. Strang as a Non-             ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #5: Election of Mr. J.G. Abel as a Non-                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6: Appointment of Mr. R. M. Gordon prior to        ISSUER            YES             FOR                  FOR

 the AGM as a Non-Executive Director

PROPOSAL #7: Re-election of Mr. D.P.H. Burgess as a          ISSUER            YES             FOR                  FOR

Chairman

PROPOSAL #8: Re-election of Mr. N. Sachdev as a Non-         ISSUER            YES         AGAINST           AGAINST

Executive Director

PROPOSAL #9: Re-election of Mr. I. D. Hawksworth as a        ISSUER            YES         ABSTAIN           AGAINST

 Director prior to the AGM

PROPOSAL #10: Re-election of Mr. G.J. Gordon as a              ISSUER            YES         ABSTAIN           AGAINST

Non-Executive Director prior to the AGM

PROPOSAL #11: Reappointment of PricewaterhouseCoopers        ISSUER            YES         AGAINST           AGAINST

 LLP as Auditors of the Company to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company and to authorize the Audit

Committee of the Board to determine their remuneration

PROPOSAL #12: Receive the Directors remuneration                ISSUER            YES             FOR                  FOR

report FYE 31 DEC 2009

PROPOSAL #13: Authorize the Directors pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006 of the Company to allot shares or grant rights

to subscribe for or to convert any security into

shares up to nominal amount of GBP 103,638,083.50,

such authority to apply in substitution for all

previous authorities pursuant to Section 80 of the

Companies Act 1985  Authority expires the earlier

ofnext AGM or 30 JUN 2011  but so that the Company

may make offers and enter into agreements during the

relevant period which would, or might, require shares

 to be allotted or rights to subscribe for or to

convert any security into shares to be granted after

PROPOSAL #S.14: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities  as defined  in section 560 1  of

the of the Companies Act 2006 wholly for cash

pursuant to the authority given by Resolution 13

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 560 3  of

the Companies Act 2006, in each case i  in connection

 with a pre-emptive offer; and  ii otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 15,571,962.50; as if

Section 561 1  of the Companies Act 2006 did not

apply to any such allotment  Authority expires the

earlier of the next AGM or 30 JUN  but so that the

Company may make offers and enter into agreements

during this period which would, or might, require

equity securities to be allotted after the power ends

PROPOSAL #S.15: Authorize the Company for the purpose        ISSUER            YES             FOR                  FOR

 of Section 701 of the Comapnies Act 2006 to make

market purchases  as defined in Section 693 of the

Act  of ordinary shares of 50p each in the capital of

 the Company provided that:  i the maximum number of

shares which may be purchased is 62,182,850;  ii  the

 minimum price which may be paid for each share is

50p;  iii  the maximum price which may be paid for a

share is a amount equal to the higher of 105% of the

average of the closing price of the Company's

ordinary shares as derived from the London Stock

Exchange Daily Official List for the five business

days immediately preceding the day CONTD...

PROPOSAL #0: ...CONTD on which such share is                       ISSUER             NO              N/A                  N/A

contracted to be purchased or  b  the higher of the

price of the last independent trade and the highest

current bid as stipulated by Article 5 1  of

Commission Regulation  EC  22 December 2003

implementing the Market Abuse Directive as regards

exemptions for buy-back programs and stabilization of

 financial instruments  No 2273/2003 ; and Authority

shall expires the earlier of the conclusion of the

AGM of the Company to be held in 2011 or on 30 JUN

PROPOSAL #S.16: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice and the relevant provisions of the

Shareholder's Rights Directive  2007/36/EC  be

disapplied Authority shall expire at the conclusion

of the AGM of the Company to be held in 2011 or on 30

 JUN 2011, whichever is the earlier

PROPOSAL #S.17: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 produced at the meeting and initialed by the

Chairman for the purpose of identification,as the

Articles of Association of the Company in

substitution for, and to the exclusion of, the

existing Articles of Association save that the

consent given to the Directors existing Articles of

Association, passed at the EGM of the Company held on

 01 APR 2009, shall be deemed to apply to Article

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY MEDIA CORPORATION

  TICKER:                  LINTA             CUSIP:   53071M104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MR. JOHN C. MALONE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MR. ROBERT R. BENNETT                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MR. M. IAN G. GILCHRIST                      ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MS. ANDREA L. WONG                              ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #2: PROPOSAL TO ADOPT THE LIBERTY MEDIA                ISSUER            YES         AGAINST           AGAINST

CORPORATION 2010 INCENTIVE PLAN.

PROPOSAL #3: PROPOSAL TO RATIFY KPMG LLP AS LIBERTY          ISSUER            YES             FOR                  FOR

MEDIA CORPORATION'S INDEPENDENT AUDITORS FOR THE

FISCAL YEAR ENDING DECEMBER 31,2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY MEDIA CORPORATION

  TICKER:                  LMDIA             CUSIP:   53071M500

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: A REDEMPTION PROPOSAL TO REDEEM A                 ISSUER            YES             FOR                  FOR

PORTION OF THE OUTSTANDING SHARES OF SERIES A LIBERTY

 ENTERTAINMENT COMMON STOCK AND SERIES B LIBERTY

ENTERTAINMENT COMMON STOCK FOR ALL OF THE OUTSTANDING

 SHARES OF LIBERTY ENTERTAINMENT, INC. (LEI) (THE

SPLIT-OFF).

PROPOSAL #2A: A MINORITY REDEMPTION PROPOSAL TO                 ISSUER            YES             FOR                  FOR

APPROVE (I) THE SPLIT-OFF AND (II) THE TRANSACTIONS

CONTEMPLATED THEREBY (INCLUDING THE TRANSACTIONS

CONTEMPLATED BY A REORGANIZATION AGREEMENT TO BE

ENTERED INTO BETWEEN LIBERTY MEDIA AND LEI).

PROPOSAL #2B: A MERGER PROPOSAL TO APPROVE (I) THE            ISSUER            YES             FOR                  FOR

AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 3,

2009, AND AS AMENDED ON JULY 29, 2009 AND OCTOBER 2,

2009, BY AND AMONG LIBERTY MEDIA, LEI, DIRECTV AND

THE OTHER PARTIES NAMED THEREIN (THE MERGER

AGREEMENT) AND (II) THE TRANSACTIONS CONTEMPLATED

PROPOSAL #2C: A CONTRIBUTION PROPOSAL TO APPROVE (I)         ISSUER            YES             FOR                  FOR

THE VOTING AND RIGHT OF FIRST REFUSAL AGREEMENT,

DATED AS OF MAY 3, 2009, AND AS AMENDED ON JULY 29,

2009 AND OCTOBER 2, 2009, BY AND AMONG THE DIRECTV

GROUP INC., LEI, DIRECTV, JOHN C. MALONE, LESLIE

MALONE AND CERTAIN TRUSTS IN FAVOR OF THEIR CHILDREN,

 AND (II) THE TRANSACTIONS CONTEMPLATED THEREBY.

PROPOSAL #03: AN ADJOURNMENT PROPOSAL TO AUTHORIZE            ISSUER            YES             FOR                  FOR

THE ADJOURNMENT OF THE SPECIAL MEETING BY LIBERTY

MEDIA CORPORATION TO PERMIT FURTHER SOLICITATION OF

PROXIES, IF NECESSARY OR APPROPRIATE, IF SUFFICIENT

VOTES ARE NOT REPRESENTED AT THE SPECIAL MEETING TO

APPROVE THE TRANSACTION PROPOSALS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY MEDIA CORPORATION

  TICKER:                  LSTZA             CUSIP:   53071M708

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MR. JOHN C. MALONE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MR. ROBERT R. BENNETT                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MR. M. IAN G. GILCHRIST                      ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MS. ANDREA L. WONG                              ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #2: PROPOSAL TO ADOPT THE LIBERTY MEDIA                ISSUER            YES         AGAINST           AGAINST

CORPORATION 2010 INCENTIVE PLAN.

PROPOSAL #3: PROPOSAL TO RATIFY KPMG LLP AS LIBERTY          ISSUER            YES             FOR                  FOR

MEDIA CORPORATION'S INDEPENDENT AUDITORS FOR THE

FISCAL YEAR ENDING DECEMBER 31,2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIBERTY PROPERTY TRUST

  TICKER:                  LRY                 CUSIP:   531172104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: J. ANTHONY HAYDEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M. LEANNE LACHMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN D. STEINOUR                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE PROPOSAL TO ELIMINATE          ISSUER            YES             FOR                  FOR

THE CLASSIFICATION OF OUR BOARD OF TRUSTEES.

PROPOSAL #03: APPROVAL OF THE PROPOSAL TO RATIFY THE         ISSUER            YES             FOR                  FOR

SELECTION OF ERNST & YOUNG LLP AS THE TRUST'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIFE TECHNOLOGIES CORPORATION

  TICKER:                  LIFE               CUSIP:   53217V109

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEORGE F. ADAM, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND V. DITTAMORE                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARNOLD J. LEVINE PHD                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRADLEY G. LORIMIER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID C. U'PRICHARD PHD                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE APPOINTMENT OF ERNST        ISSUER            YES             FOR                  FOR

 & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY

FOR FISCAL YEAR 2010

PROPOSAL #3: ADOPTION OF AN AMENDMENT TO THE RESTATED        ISSUER            YES             FOR                  FOR

 CERTIFICATE OF INCORPORATION OF THE COMPANY (ADOPT

MAJORITY VOTING FOR UNCONTESTED ELECTIONS OF

PROPOSAL #4: ADOPTION OF AMENDMENTS TO THE RESTATED          ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION OF THE COMPANY

(ELIMINATE SUPERMAJORITY PROVISIONS)

PROPOSAL #5: ADOPTION OF AMENDMENTS TO THE BYLAWS OF         ISSUER            YES             FOR                  FOR

THE COMPANY (ADOPT MAJORITY VOTING FOR UNCONTESTED

ELECTIONS OF DIRECTORS)

PROPOSAL #6: ADOPTION OF AN AMENDMENT TO THE BYLAWS          ISSUER            YES             FOR                  FOR

OF THE COMPANY (ELIMINATE SUPERMAJORITY PROVISIONS)

PROPOSAL #7: ADOPTION OF THE COMPANY'S 2010 INCENTIVE        ISSUER            YES             FOR                  FOR

 COMPENSATION PLAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIFESTYLE INTL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G54856128

  MEETING DATE:      2/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Agreement, as            ISSUER            YES             FOR                  FOR

specified, and the terms of the transactions

contemplated thereunder and the implementation

thereof; and authorize any one Director of the

Company for and on behalf of the Company to execute

all such other documents and agreements and to do all

 such act or things deemed by him to be incidental

to, ancillary to or in connection with the matters

contemplated under the Agreement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIFESTYLE INTL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G54856128

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements of the Company and the Reports

of the Directors and the Auditors for the YE 31 DEC

PROPOSAL #2: Approve final dividend for the YE 31 DEC        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #3.1: Re-election of Dr. Cheng Kar-shun,              ISSUER            YES         AGAINST           AGAINST

Henry as a Non-executive Director

PROPOSAL #3.2: Re-election of Ms. Lau Yuk-Wai, Amy as        ISSUER            YES             FOR                  FOR

 a Non-executive Director

PROPOSAL #3.3: Re-election of Mr. Lam Siu-lun, Simon         ISSUER            YES             FOR                  FOR

as a Independent Non-executive Director

PROPOSAL #3.4: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4: Re-appointment of Messrs. Deloitte                 ISSUER            YES             FOR                  FOR

Touche Tohmatsu as the Auditors and authorize the

Board of Directors to fox their remuneration

PROPOSAL #5.A: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, a) subject to paragraph (c) below, during

the relevant period to repurchase issued shares of

the Company of HKD 0.005 each on The Stock Exchange

of Hong Kong Limited  the Stock Exchange  or on any

other stock exchange on which the shares of the

Company may be listed and recognized by the

Securities and Futures Commission and the Stock

Exchange for this purpose, subject to and in

accordance with all applicable laws and requirements

of the Rules Governing the Listing of Securities on

the Stock Exchange as amended from time to time  the

Listing Rules  be and is hereby generally and

unconditionally approved; b) the approval in

paragraph (a) shall be in addition to any other

authorizations given to the Directors and shall

authorize the Directors on behalf of the Company

PROPOSAL #5.B: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, a) subject to paragraph (c) below, during

the relevant period to allot, issue and otherwise

deal with additional ordinary shares of the Company

and to make or grant offers, agreements, options and

rights of exchange or conversion which might require

the exercise of such powers, subject to and in

accordance with all applicable laws, be and is hereby

 generally and unconditionally approved; b) the

approval in paragraph (a) above, shall be in addition

 to any other authorizations given to the Directors

of the Company and shall authorize the Directors

during the relevant period to make or grant offers,

agreements, options and rights of exchange or

conversation which would or might require the

exercise of such powers after the end of the relevant

 period; c) the aggregate nominal amount of share

PROPOSAL #5.C: Approve the conditional upon the                 ISSUER            YES             FOR                  FOR

passing of Resolutions Nos. 5A and 5B, the general

mandate granted to the Directors of the Company

pursuant to Resolution 5B be and is hereby extended

by the addition thereto of an amount representing the

 aggregate nominal amount of the share capital of the

 Company as stated in Resolution No. 5A above

provided that such amount shall not exceed 10% of the

 aggregate nominal amount of the issued share capital

 of the Company as at the date of passing this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIGHT SA

  TICKER:                  N/A                 CUSIP:   P63529104

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the wording of Article 5 of the          ISSUER            YES             FOR                  FOR

Corporate By-laws to reflect the increase in the

capital of the Company in the amount of BRL 3,284.39

with the issuance of 282 common, book entry shares

and with no par value, as a result of the exercise,

on 03 APR 2009, of the right conferred by the

subscription warrant issued by the Company, so that

Article 5 of the Corporate By-laws states that the

Company's share capital is of BRL 2,225,822,197.89

represented by 203,934,060 common, book entry shares

and with no par value

PROPOSAL #2.: Elect 1 full Member and 1 alternate              ISSUER            YES             FOR                  FOR

Member of the Board of Directors, to replace the

resigning Members, for the time that remains of the

terms in office of the Members to be replaced, to end

 at the AGM that decides concerning the financial

statements relating to the FY that will end on 31 DEC

 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIGHT SA

  TICKER:                  N/A                 CUSIP:   P63529104

  MEETING DATE:      9/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the wording of Articles 12, 13            ISSUER            YES             FOR                  FOR

and 14 and include new Article 15 to the Corporate

Bylaws to specify the powers and attributions of the

Executive Committee

PROPOSAL #2.: Amend to increase the global                          ISSUER            YES             FOR                  FOR

remuneration of the Members of the Board of Directors

 and Executive Committee of the Company by BRL

25,116.75, increasing it from BRL 1,922,717.00 to BRL

 1,947,833.75, approved by the AGM held on 18 MAR 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIGHT SA

  TICKER:                  N/A                 CUSIP:   P63529104

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase by BRL 270,000.00,         ISSUER            YES             FOR                  FOR

going from BRL 1,947,833.75 to BRL 2,217,833.75 the

aggregate annual remuneration of the Members of the

Board of Directors and Executive Committee of the

Company, approved by the AGM held on 18 MAR 2009, and

 amended by the EGM held on 28 SEP 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIGHT SA

  TICKER:                  N/A                 CUSIP:   P63529104

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the signing of the addendum to         ISSUER            YES             FOR                  FOR

the Light Servicos   DE Eletricidade S.A. concession

contract, in accordance with National Electrical

Power Agency aneel order number 245 of 02 FEB 2010,

published in the official gazetteer on 05 FEB 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIGHT SA

  TICKER:                  N/A                 CUSIP:   P63529104

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify the payment of dividends which            ISSUER            YES             FOR                  FOR

was made from 27 NOV 2009

PROPOSAL #2: Amend the Articles 11, 12, 15 and 16 of         ISSUER            YES             FOR                  FOR

the Company's By-laws, to restructure the Executive

Board, their duties and responsibilities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIGHT SA

  TICKER:                  N/A                 CUSIP:   P63529104

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine the management                 ISSUER            YES             FOR                  FOR

accounts, and vote on the financial statements

related to the FYE 31 DEC 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

income from the YE 31 DEC 2009

PROPOSAL #3.: Election of the members and alternate          ISSUER            YES             FOR                  FOR

members of the Board of Directors, including

Independent members and employees  representative,

all with a unified term of two years, which will

expire at the AGM that will deliberate on the

financial statements related to the FY 31 DEC 2011

PROPOSAL #4.: Approve to fix the Management'S overall        ISSUER            YES             FOR                  FOR

 annual compensation

PROPOSAL #5.: Approve to install and election of the         ISSUER            YES             FOR                  FOR

Fiscal Council

PROPOSAL #6.: Approve to fix the overall annual                 ISSUER            YES             FOR                  FOR

compensation of the Fiscal Council members

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIHIR GOLD LTD

  TICKER:                  N/A                 CUSIP:   Y5285N149

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements and              ISSUER            YES             FOR                  FOR

statutory reports for the YE 31 DEC 2009

PROPOSAL #2: Elect Peter Cassidy as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election Mike Etheridge as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Company's Auditor

PROPOSAL #5: Approve the termination benefits payable        ISSUER            YES             FOR                  FOR

 to the new CEO/Managing Director under his

employment contract

PROPOSAL #6: Approve the grant of up to 1.5 million          ISSUER            YES             FOR                  FOR

Share Rights under the Lihir Senior Executive Share

Plan to the new CEO/Managing Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LIMITED BRANDS, INC.

  TICKER:                  LTD                 CUSIP:   532716107

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DENNIS S. HERSCH         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID T. KOLLAT           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM R.                   ISSUER            YES             FOR                  FOR

LOOMIS, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: LESLIE H. WEXNER         ISSUER            YES             FOR                  FOR

PROPOSAL #2: THE RATIFICATION OF THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LINCARE HOLDINGS INC.

  TICKER:                  LNCR               CUSIP:   532791100

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: J.P. BYRNES                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.H. ALTMAN, PH.D.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.B. BLACK                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F.D. BYRNE, M.D.                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.F. MILLER, III                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF KPMG LLP AS          ISSUER            YES             FOR                  FOR

THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LINCOLN NATIONAL CORPORATION

  TICKER:                  LNC                 CUSIP:   534187109

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM J. AVERY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. CUNNINGHAM                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM PORTER PAYNE                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICK S. PITTARD                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO RATIFY ERNST & YOUNG LLP AS OUR                 ISSUER            YES             FOR                  FOR

INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #3: TO APPROVE AN AMENDMENT TO OUR AMENDED          ISSUER            YES             FOR                  FOR

AND RESTATED ARTICLES OF INCORPORATION TO PROVIDE FOR

 ELECTION OF DIRECTORS BY MAJORITY VOTE.

PROPOSAL #4: VOTE TO APPROVE AN ADVISORY PROPOSAL ON         ISSUER            YES             FOR                  FOR

THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE

PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LINDE AG

  TICKER:                  N/A                 CUSIP:   D50348107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY within

the report of the supervisory Board, the group

financial statements and annual report, and the

report pursuant to Section 289(4) and 315(4) of the

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 887,319,283.44 as

follows: payment of a dividend of EUR 1.80 per share;

 EUR 583,286,510.64 shall be allotted to the other

revenue reserves; ex-dividend and payable date: 05

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Ratification of the compensation system        ISSUER            YES             FOR                  FOR

 for the Board of Managing Directors based on the

current level of remuneration

PROPOSAL #6.: Appointment of KPMG AC, Berlin as the          ISSUER            YES             FOR                  FOR

Auditors for the 2010 FY

PROPOSAL #7.: Authorization to acquire own shares.            ISSUER            YES             FOR                  FOR

The Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 10% from their market price, on

or before 03 MAY 2015; the Board of Managing

Directors' shall be authorized to dispose of the

shares in a manner other than the stock exchange or a

 rights offering it the shares are sold at a price

not materially below their market price, to use the

shares for acquisition purposes or for the

fulfillment of option or conversion rights, and to

PROPOSAL #8.: Resolution on the renewal of the                   ISSUER            YES             FOR                  FOR

authorized capital, and the corresponding amendments

to the Articles of Association; the authorization to

increase the share capital by up to EUR 80,000,000 on

 or before 07 JUN 2010, shall be revoked; the Board

of Managing Directors shall be authorizes, with the

consent of the supervisory Board, to increase the

share capital by up to EUR 20,000,000 through the

issue of new bearer shares against payment in cash

and/or kind, on or before 03 MAY 2015 [authorized

capital I]; shareholders shall be granted

subscription rights, except for residual amounts, for

 the granting of such rights to holders of previously

 issued conversion and option rights, for the issue

of employee shares of up to EUR 3,500,000, for the

issue of shares against payment in kind, and for the

issue of shares at a price not materially below their

 market price

PROPOSAL #9.: Resolution on the revision of the                 ISSUER            YES             FOR                  FOR

authorization to issue convertible and/or warrant

bonds, and the corresponding amendments to the

Articles of Association; the authorization to issue

convertible and/or warrant bonds granted on 08 JUN

2005 and 03 JUN 2008 shall both be revoked, along

with the corresponding contingent capital, the Board

of Managing Directors' shall be authorized, with the

consent of the Supervisory Board to issue bonds of up

 to EUR 2,500,000,000 conferring a conversion or

option right for new shares of the company, on or

before 03 MAY 2015, shareholders shall be granted

subscription rights, except insofar as the bonds are

issued at a price not materially below their

theoretical market value, for residual amounts, and

in order to grant subscription rights to holders of

convertible and option rights; the share capital

shall be increased accordingly by up to EUR

85,000,000 through the issue of up to 33,203,125 new

bearer shares insofar as convertible and/or option

rights are exercised [2010 contingent capital]

PROPOSAL #10.: Amendments to the rights directive              ISSUER            YES             FOR                  FOR

implementation act [ARUG]: 1) Section 12.2 shall be

amended in respect of the shareholders' meeting being

 announced at least 30 days prior to the deadline for

 registration for attendance at the meeting; 2)

Section 12.3 shall be revised in respect of

registration for attendance at the shareholders'

meeting reaching the Company at least six days in

advance; 3) Section 12.4 shall be revised in respect

of participation in and voting at shareholders'

meeting being contingent upon provision of proof of

shareholding as per the 21st day prior to the

meeting; 4) Section 12.5 and 12.6 shall be amended in

 respect of shareholders being able to vote at

shareholders' meeting by way of electronic

communication or by absentee ballot; 5) Section 12.7

shall be amended in respect of shareholders issuing

proxy voting instructions in textual form; 6) the

title of Section 12 shall be amended to reflect the

above mentioned changes; 7) Section 14.4 shall be

amended in respect of the Company being authorized to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LINEAR TECHNOLOGY CORPORATION

  TICKER:                  LLTC               CUSIP:   535678106

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT H. SWANSON, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID S. LEE                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LOTHAR MAIER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD M. MOLEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS S. VOLPE                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE                       ISSUER            YES             FOR                  FOR

COMPANY'S 2005 EMPLOYEE STOCK PURCHASE PLAN TO

INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER

PROPOSAL #03: TO APPROVE THE COMPANY'S 2009 EXECUTIVE        ISSUER            YES             FOR                  FOR

 BONUS PLAN.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JUNE 27, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LINTEC CORPORATION

  TICKER:                  N/A                 CUSIP:   J13776109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Renewal and Extension of Anti-           ISSUER            YES         AGAINST           AGAINST

Takeover Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LION CORPORATION

  TICKER:                  N/A                 CUSIP:   J38933107

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Substitute Corporate Auditor           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LION NATHAN LTD

  TICKER:                  N/A                 CUSIP:   Q5585K109

  MEETING DATE:      9/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, in accordance with the                     ISSUER            YES             FOR                  FOR

provisions of Section 411 of the Corporation Act

2001[Cwith], the arrangement proposed between Lion

Nathan Limited [Lion Nathan] and the holders its

fully paid ordinary shares[scheme][other than Kirin

Holdings Company Limited and its Related Bodies

Corporate] as specified and the authorize the Board

of Director of Lion Nathan to agree to such

alteration or conditions as are thought fit by the

Court implement the scheme with any such modification

 or conditions, subject to the approval of the Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LITE-ON IT CORP

  TICKER:                  N/A                 CUSIP:   Y5319C101

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The revision to the rules of the board        ISSUER             NO              N/A                  N/A

 meeting

PROPOSAL #A.4: The revision to the employee stock              ISSUER             NO              N/A                  N/A

options plan

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution           ISSUER            YES             FOR                  FOR

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings and staff bonus

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans, endorsement and guarantee

PROPOSAL #B61.1: Election of Soong, Kung-Yuan,                   ISSUER            YES             FOR                  FOR

representative of Lite-On Technology Corp., as a

Director [Shareholder No.: 1]

PROPOSAL #B61.2: Election of Lin, Hsing-Hseng,                   ISSUER            YES             FOR                  FOR

representative of Lite-On Technology Corp., as a

Director [Shareholder No.: 1]

PROPOSAL #B61.3: Election of Chen, Kuang-Chung,                 ISSUER            YES             FOR                  FOR

representative of Lite-On Technology Corp., as a

Director [Shareholder No.: 1]

PROPOSAL #B61.4: Election of Liao, Kung-Yuan,                     ISSUER            YES             FOR                  FOR

representative of Lite-On Technology Corp., as a

Director [Shareholder No.: 1]

PROPOSAL #B61.5: Election of Terng, K. C.,                          ISSUER            YES             FOR                  FOR

representative of Lite-On Technology Corp., as a

Director [Shareholder No.: 1]

PROPOSAL #B61.6: Election of Wang, Han-Chung as a              ISSUER            YES             FOR                  FOR

Director [Shareholder No.: 8007]

PROPOSAL #B61.7: Election of Lee, Hsi-Hua,                          ISSUER            YES             FOR                  FOR

representative of Qisda Corporation, as a Director

[Shareholder No.: 49666]

PROPOSAL #B61.8: Election of Wang, Tan-Ju,                          ISSUER            YES             FOR                  FOR

representative of Qisda Corporation, as a Director

[Shareholder No.: 49666]

PROPOSAL #B62.1: Election of Sun, Chin-Su as an                 ISSUER            YES             FOR                  FOR

Independent Director [Shareholder No.: 20204]

PROPOSAL #B62.2: Election of Sung, Wen-Chin as an              ISSUER            YES             FOR                  FOR

Independent Director [Shareholder No.: 78264]

PROPOSAL #B62.3: Election of Hsieh, Hsuang-Chuan as          ISSUER            YES             FOR                  FOR

an Independent Director [Shareholder No.: 93426]

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LITE-ON TECHNOLOGY CORP

  TICKER:                  N/A                 CUSIP:   Y5313K109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: To report the 2009 audited reports               ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To report the establishment for the            ISSUER             NO              N/A                  N/A

rules of the Board meeting

PROPOSAL #A.4: To report the revision to the employee        ISSUER             NO              N/A                  N/A

 stock options plan

PROPOSAL #A.5: To report the proposal of merger with         ISSUER             NO              N/A                  N/A

the subsidiaries

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.25 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings and staff bonus, proposed

stock dividend: 5 for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans and the procedures of endorsement and

guarantee

PROPOSAL #B61.1: Election of Raymond Soong                          ISSUER            YES             FOR                  FOR

[ID/Shareholder No: 1] as a Director

PROPOSAL #B61.2: Election of Lite-On Capital                       ISSUER            YES             FOR                  FOR

Inc/David Lin [ID/Shareholder No: 28383] as a Director

PROPOSAL #B61.3: Election of Dorcas Investment Co.,          ISSUER            YES             FOR                  FOR

Ltd../Joseph Lin [ID/Shareholder No: 617] as a

PROPOSAL #B61.4: Election of Lite-On Capital                       ISSUER            YES             FOR                  FOR

Inc/Warren Chen [ID/Shareholder No: 28383] as a

Director

PROPOSAL #B61.5: Election of Ta-Sung Investment Co.,         ISSUER            YES             FOR                  FOR

Ltd./Keh-Shew Lu [ID/Shareholder No: 59285] as a

Director

PROPOSAL #B61.6: Election of Ta-Sung Investment Co.,         ISSUER            YES             FOR                  FOR

Ltd./Rick Wu [ID/Shareholder No: 59285] as a Director

PROPOSAL #B61.7: Election of Yuan Pao Development &          ISSUER            YES             FOR                  FOR

Investment Co. Ltd./Ch Chen [ID/Shareholder No:

103603] as a Director

PROPOSAL #B61.8: Election of Yuan Pao Development &          ISSUER            YES             FOR                  FOR

Investment Co. Ltd./David Lee [ID/Shareholder No:

103603] as a Director

PROPOSAL #B62.1: Election of Kuo-Feng Wu                              ISSUER            YES             FOR                  FOR

[ID/Shareholder No: 435271] as an Independent Director

PROPOSAL #B62.2: Election of Harvey Chang                            ISSUER            YES             FOR                  FOR

[ID/Shareholder No: 441272] as an Independent Director

PROPOSAL #B62.3: Election of Edward Yang                              ISSUER            YES             FOR                  FOR

[ID/Shareholder No: 435270] as an Independent Director

PROPOSAL #B.7: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on the Directors from participation in

competitive business

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Share Subdivision                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares pursuant to

the rights issue and the Exchange Offers

PROPOSAL #3.: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

 or grant rights to subscribe for shares

PROPOSAL #4.: Approve the HMT Transactions                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve to authorize the capitalization        ISSUER            YES             FOR                  FOR

 issue of New Limited Voting Shares

PROPOSAL #S.6: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #S.7: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of the Existing Preference Shares

PROPOSAL #S.8: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the Equiniti Existing Preference

Shares

PROPOSAL #S.9: Authorize the Company to make off                ISSUER            YES             FOR                  FOR

market purchases of the BNY Existing Preference Shares

PROPOSAL #S.10: Authorize the Company to make off              ISSUER            YES             FOR                  FOR

market purchases of the 6.3673% Preference Shares

PROPOSAL #S.11: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares pursuant to the rights issue and the Exchange

Offers on a non pre emptive basis

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares for cash on a non pre emptive basis

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LLOYDS BANKING GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G5542W106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and of the Auditors for the

YE 31 DEC 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.a: Elect Sir. Winfried Bischoff as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires under Article 79

 of the Company's Articles of Association

PROPOSAL #3.b: Elect Mr. G. R. Moreno as a Director,         ISSUER            YES             FOR                  FOR

who retires under Article 79 of the Company's

Articles of Association

PROPOSAL #3.c: Elect Mr. D. L. Roberts as a Director,        ISSUER            YES             FOR                  FOR

 who retires under article 79 of the Company's

Articles of Association

PROPOSAL #4.a: Re-elect Dr. W. C. G. Berndt as a                ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.b: Re-elect Mr. J. E. Daniels as a                   ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #4.c: Re-elect Mrs. H. A. Weir as a                       ISSUER            YES             FOR                  FOR

Director, who retires under Article 82 of the

Company's Articles of Association

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company, to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company

PROPOSAL #6.: Authorize the Audit Committee to set            ISSUER            YES             FOR                  FOR

the remuneration of the Company's Auditors

PROPOSAL #7.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

and in accordance with Section 551 of the Companies

Act, 2006 to allot shares or grant rights to

subscribe for or to convert any security in the

shares: [i] up to an aggregate nominal amount of [I]

GBP 2,233,203,900 in respect of ordinary shares and

[II] GBP 100,000,000, USD 40,000,000, GBP 40,000,000

and GBP 1,250,000,000 in respect of preference

shares; [ii] comprising equity securities [as defined

 in Section 560[1] of the Companies Act, 2006] up to

a further nominal amount of GBP 2,233,203,900 in

connection with an offer by way of a rights issue;

such authorities to apply in substitution for all

previous authorities pursuant to Section 551 of the

Companies Act 2006, or preceding legislation;

[Authority expires the earlier at the end of the next

 AGM or on 05 AUG 2011]; the Company may make offers

and enter into agreements during the relevant period

which would, or might, require shares to be allotted

PROPOSAL #S.8: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the passing of Resolution 7 above, to allot equity

securities [as defined in Section 560[1] of the

Companies Act 2006] wholly for cash: [i] pursuant to

the authority given by paragraph [i] of Resolution 7

above or where the allotment constitutes an allotment

 of equity securities by virtue of Section 551 of the

 Companies Act 2006, in each case: [a] in connection

with a pre-emptive offer; and [b] otherwise than in

connection with a pre-emptive offer, up to an

aggregate nominal amount of GBP 334,980,500; and [ii]

 pursuant to the authority given by paragraph [i] of

Resolution 7 above in connection with a rights issue,

 as if Section 561[1] of the Companies Act 2006 did

not apply to any such allotment; [Authority expires

the earlier at the end of the next AGM or on 05 AUG

2011]; the Company may make offers and enter into

agreements during this period which would, or might,

require equity securities under any such offer or

agreement as if the power had not ended

PROPOSAL #S.9: Authorize the Company, conferred by            ISSUER            YES             FOR                  FOR

resolution passed at the AGM of the Company on 07 MAY

 2009 in accordance with Section 701 of the Companies

 Act 2006, to make market purchases [within the

meaning of Section 693 of the Companies Act 2006] of

ordinary shares of 10p each in the capital of the

Company be further renewed and extended from the

conclusion of this meeting, and where such shares are

 held in treasury, the Company may use them for the

purposes of its employees share plans, provided that:

 [a] the maximum aggregate number of ordinary shares

authorized to be purchased shall be 6,699,611,000;

[b] the minimum price which may be paid for each

ordinary shares be 10p; [c] the maximum price,

exclusive of expenses, which may be paid for each

ordinary share shall be an amount equal to the higher

 of [a] 105% of the average of the closing price of

the 5 London business days immediately preceding the

day on which such share is contracted to be purchased

 or [b] the higher of the price of the last

independent trade and the highest current bid as

stipulated by Article 5[1] of Commission Regulated

[EC] 22 DEC 2003 implementing the Market Abuse

Directive as regards exemptions for buy-back

programmes and stabilization of financial instruments

 [No 2273/2003]; [Authority expires the earlier of

the conclusion of the Company's AGM in 2011 or on 30

JUN 2011]; and [e] the company may make a contract to

 purchase its ordinary shares under the renewed and

extended authority before its expiry which would or

might be executed wholly or partly after the expiry,

and may make a purchase of its ordinary shares under

PROPOSAL #S.10: Authorize the Company, for the                   ISSUER            YES         AGAINST           AGAINST

purpose of Section 701 of the Companies Act 2006 to

make purchases [as defined in Section 693 of the

Companies Act 2006] of the following issuances of

securities: [a] GBP 299,987,729 9.25%, Non-Cumulative

 Irredeemable Preference Shares; [b] GBP 99,999,942

9.75%, Non-Cumulative Irredeemable Preference Shares;

 [c] GBP 186,190,532 6.475%, Non-Cumulative

Preference Shares; [d] GBP 745,431,000 6.0884%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[e] GBP 334,951,000 6.3673%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [f] USD 750,000,000

6.413%, Non-Cumulative Fixed to Floating Rate

Preference Shares; [g] USD 750,000,000 5.92%, Non-

Cumulative Fixed to Floating Rate Preference Shares;

[h] USD 750,000,000 6.657%, Non-Cumulative Fixed to

Floating Rate Preference Shares; [i] USD

1,000,000,000 6.267%, Fixed to Floating Rate Non-

Cumulative Callable Dollar Preference Shares; [j] USD

 1,250,000,000 7.875%, Non-Cumulative Preference

Shares; [k] EUR 500,000,000 7.875%, Non-Cumulative

Preference Shares; and [l] GBP 600,000,000 Non-

Cumulative Fixed to Floating Rate Callable Dollar

Preference Shares; [together, the 'Preference

Shares'], in accordance with, amongst other things,

the terms of the exchange offers as previously

approved at the Company's general meeting held on 26

NOV 2009, provided that: [i] the maximum number of

Preference Shares is the nominal value of the

relevant Preference Share in issue; [ii] the minimum

price which may be paid for each Preference Share is

the nominal value of the relevant Preference Share;

[iii] the maximum price which may be paid for a share

 is an amount equal to 120% of the liquidation

preference of the relevant Preference Share;

[Authority expires the earlier of the conclusion of

the Company's AGM in 2011 or on 30 JUN 2011]; [v] the

 Company may make a contract to purchase the

Preference Shares under this authority before its

expiry which would or might be executed wholly; or

partly after the expiry, and may make a purchase of

PROPOSAL #S.11: Approve, that a general meeting of            ISSUER            YES             FOR                  FOR

the Company, other than an AGM, may be called on not

less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOBLAW COMPANIES LIMITED

  TICKER:                  N/A                 CUSIP:   539481101

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: Receive the auditors report of the                 ISSUER             NO              N/A                  N/A

consolidated financial statements for the FYE 02 JAN

2010

PROPOSAL #1.1: Election of Stephen E. Bachand as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Paul M. Beeston as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Gordon A.M. Currie as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Anthony S. Fell as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Anthony R. Graham as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of John S. Lacey as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of Allan L. Leighton as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Nancy H.O. Lockhart as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Pierre Michaud as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Thomas O'Neill as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Karen Radford as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Galen G. Weston as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of John D. Wetmore as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP as the Auditors         ISSUER            YES             FOR                  FOR

and authorize the Directors to fix their remuneration

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOCKHEED MARTIN CORPORATION

  TICKER:                  LMT                 CUSIP:   539830109

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: E.C. PETE                     ISSUER            YES             FOR                  FOR

ALDRIDGE JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: NOLAN D. ARCHIBALD      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID B. BURRITT         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES O. ELLIS JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: GWENDOLYN S. KING        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES M. LOY                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DOUGLAS H.                   ISSUER            YES             FOR                  FOR

MCCORKINDALE

PROPOSAL #1H: ELECTION OF DIRECTOR: JOSEPH W. RALSTON        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JAMES M. SCHNEIDER      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ANNE STEVENS                ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ROBERT J. STEVENS        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF ERNST &         ISSUER            YES             FOR                  FOR

YOUNG LLP AS INDEPENDENT AUDITORS

PROPOSAL #03: STOCKHOLDER PROPOSAL: REPORT ON SPACE-     SHAREHOLDER        YES         ABSTAIN           AGAINST

BASED WEAPONS PROGRAM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOEWS CORPORATION

  TICKER:                  L                     CUSIP:   540424108

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ANN E. BERMAN               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOSEPH L. BOWER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: CHARLES M. DIKER         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JACOB A. FRENKEL         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: PAUL J. FRIBOURG         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WALTER L. HARRIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: PHILIP A. LASKAWY        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: KEN MILLER                    ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: GLORIA R. SCOTT           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ANDREW H. TISCH           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JAMES S. TISCH             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JONATHAN M. TISCH        ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFY DELOITTE & TOUCHE LLP AS                       ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS

PROPOSAL #3: SHAREHOLDER PROPOSAL - CUMULATIVE VOTING   SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOGICA PLC

  TICKER:                  N/A                 CUSIP:   G55552106

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the report and                     ISSUER            YES             FOR                  FOR

accounts that the Company's annual accounts for the

FYE 31 DEC 2009, together with the Directors' report

and Auditors' report thereon

PROPOSAL #2: Approve the dividend that the final                ISSUER            YES             FOR                  FOR

dividend of 2.3 pence per ordinary share for the YE

31 DEC 2009; this resolution seeks authority for the

Company to pay a final dividend to shareholders as

recommended by the Directors; the dividend will be

paid on 06 MAY 2010 to eligible shareholders on the

register at close of business on 09 APR 2010

PROPOSAL #3: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #4: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as the Company's Auditors to hold office until

the conclusion of the next general meeting at which

accounts are laid before the Company and that the

Directors be authorized to agree their remuneration

PROPOSAL #5: Election of Mrs. Jan Babiak as a Non-             ISSUER            YES             FOR                  FOR

Executive Director since the last AGM

PROPOSAL #6: Re-election of Mr. David Tyler as a Non-        ISSUER            YES             FOR                  FOR

Executive Director who retires by rotation

PROPOSAL #7: Re-election of Mr. Andy Green as an                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

to allot shares that pursuant to and in accordance

with Section 551 of the Companies Act 2006  the 2006

Act  to exercise all the powers of the Company to

allot shares in the Company and to grant rights to

subscribe for or to convert any security into shares

in the Company up to an aggregate nominal amount of

GBP 52,826,094; this amount represents approximately

33% of the Company's issued ordinary share capital as

 at 03 MAR 2010; the Company may, before such expiry,

 make an offer or agreement which...CONTD

PROPOSAL #S.9: Approve the disapplication of pre-               ISSUER            YES             FOR                  FOR

emption rights that, subject to the passing of

resolution 8 above, and pursuant to section 570 of

the Companies Act 2006 and the power conferred by

Article 13 of the Company's Articles, the Directors

be empowered to allot equity securities  within the

meaning of section 560 of the 2006 Act  for cash in

accordance with the general authority conferred by

resolution 8 above as if section 561(1) of the 2006

Act did not apply to any such allotment, provided

that this power shall be limited to: a the allotment

of equity securities in connection with a rights

issue in favour of ordinary shareholders where the

equity securities respectively attributable to the

interests of all ordinary shareholders are...CONTD

PROPOSAL #S.10: Authorize the Company, to purchase of        ISSUER            YES             FOR                  FOR

 own shares that to make market purchases  within the

 meaning of section 693(4) of the 2006 Act  of

ordinary shares of 10p each in the capital of the

Company, on such terms and in such manner as the

Directors may from time to time determine, provided

that: a the maximum aggregate number of ordinary

shares shall be limited to GBP 160,079,075 which is

equivalent to 10% of the Company's issued share

capital as at 03 MAR 2010; the minimum price

exclusive of expenses  which may be paid for each

ordinary share is 10p; the maximum price  exclusive

of expenses  which may be paid for each ordinary

share shall not exceed the higher of 105% of the

average of the middle market quotations for an

ordinary share in the Company  as derived from the

Daily Official List of the London Stock...CONTD

PROPOSAL #S.11: Amend the existing Articles of the            ISSUER            YES             FOR                  FOR

Company by deleting all provisions of the Company's

memorandum of association  Memorandum  which, by

virtue of section 28 of the Companies Act 2006, are

to be treated as provisions of the Company's

Articles; and the Articles produced to the meeting

and initialled by the Chairman for the purpose of

identification be adopted as the new Articles of the

Company, in substitution for, and to the exclusion

of, the existing Articles

PROPOSAL #S.12: Approve the general meetings of the          ISSUER            YES             FOR                  FOR

Company, other than an AGM, may be called on not less

 than 14 clear  days  notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOJAS AMERICANAS SA

  TICKER:                  N/A                 CUSIP:   P6329M105

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Receive the administrators accounts, and        ISSUER             NO              N/A                  N/A

 vote on the administrations report, financial

statements and Independent Auditors opinion regarding

 the FYE 31 DEC, 2009

PROPOSAL #II: Approve the capital budget for the year        ISSUER             NO              N/A                  N/A

 2009

PROPOSAL #III: Approve the allocation of net profits         ISSUER             NO              N/A                  N/A

for the FYE 31 DEC, 2009, as well as to ratify the

distribution of dividends and the interest over

capital approved by the Board of Directors in their

meeting held on 11 MAR 2010

PROPOSAL #IV: Approve to set the total and annual              ISSUER             NO              N/A                  N/A

remuneration of the administrators, for the 2010 FY

PROPOSAL #V: Elect the members of the Board of                   ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LONDON STOCK EXCHANGE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G5689U103

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                 ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Elect Mr. Xavier Rolet as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Ms. Baroness Janet Cohen as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. Robert Webb as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.: Re-elect Mr. Paolo Scaroni as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-elect Mr. Andrea Munari as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #10.: Authorize the Directors to approve the        ISSUER            YES             FOR                  FOR

 Auditors remuneration

PROPOSAL #11.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital

PROPOSAL #12.: Authorize the Director to allot shares        ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve to disapply pre-emption                 ISSUER            YES             FOR                  FOR

rights in respect of an issue of shares for cash

PROPOSAL #S.14: Authorize the Directors to purchase          ISSUER            YES             FOR                  FOR

the Companys own shares

PROPOSAL #S.15: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #S.16: Grant authority to call the general          ISSUER            YES             FOR                  FOR

meetings on 14 clear days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LONMIN PUB LTD CO

  TICKER:                  N/A                 CUSIP:   G56350112

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Auditors and approve the remuneration of the Auditors

PROPOSAL #4.: Re-elect Ian Farmer as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #5.: Re-elect Alan Ferguson as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect David Munro as a Director of          ISSUER            YES         AGAINST           AGAINST

the Company

PROPOSAL #7.: Re-elect Roger Phillimore as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #8.: Re-elect Jim Sutcliffe as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-elect Jonathan Leslie as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #10.: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Approve the disapplication of pre              ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.12: Grant authority for the Company to            ISSUER            YES             FOR                  FOR

purchase its own shares

PROPOSAL #S.13: Approve the notice period of 14 days         ISSUER            YES             FOR                  FOR

for general meetings other than AGMs

PROPOSAL #S.14: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LONZA GROUP AG, BASEL

  TICKER:                  N/A                 CUSIP:   H50524133

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statements 2009 of the Lonza Group, report of the

Auditors

PROPOSAL #2: Approve the annual report and annual              ISSUER            YES             FOR                  FOR

accounts 2009; the Lonza Group Ag, report of the

Auditors

PROPOSAL #3: Approve the compensation report                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the appropriation of the balance        ISSUER            YES             FOR                  FOR

 sheet profit

PROPOSAL #5: Grant discharge to the Board of Directors      ISSUER            YES             FOR                  FOR

PROPOSAL #6.1: Amend Article 5 of the Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #6.2: Amend Article 21 of the Articles of            ISSUER            YES             FOR                  FOR

Association

PROPOSAL #6.3: Amend Article 27-31 of the Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #7.1: Re-elect Mrs. Dame Julia Higgins to            ISSUER            YES             FOR                  FOR

the Board of Directors for a one-year term

PROPOSAL #7.2: Re-elect Mr. Patrick Aebischer to the         ISSUER            YES             FOR                  FOR

Board of Directors for a one-year term

PROPOSAL #7.3: Re-elect Mr. Gerhard Mayr to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a one-year term

PROPOSAL #7.4: Re-elect Mr. Rolf Soiron to the Board         ISSUER            YES             FOR                  FOR

of Directors for a one-year term

PROPOSAL #7.5: Re-elect Mr. Richard Sykes to the                ISSUER            YES             FOR                  FOR

Board of Directors for a one-year term

PROPOSAL #7.6: Re-elect Mr. Peter Wilden to the Board        ISSUER            YES             FOR                  FOR

 of Directors for a one-year term

PROPOSAL #8.: Election of KPMG AG, Zurich as the                ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  L'OREAL S.A., PARIS

  TICKER:                  N/A                 CUSIP:   F58149133

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FY 2009 and setting of the dividend

PROPOSAL #O.4: Approve the regulated Agreements and          ISSUER            YES         AGAINST           AGAINST

Undertakings relating to Mr. Jean-Paul Agon's status,

 whose work contact has ended

PROPOSAL #O.5: Approve to renew Sir Lindsay Owen-               ISSUER            YES             FOR                  FOR

Jones' term as Board Member

PROPOSAL #O.6: Approve to renew Mr. Jean-Paul Agon's         ISSUER            YES             FOR                  FOR

term as Board Member

PROPOSAL #O.7: Approve to renew Mr. Francisco                     ISSUER            YES             FOR                  FOR

Castaner Basco's term as Board Member

PROPOSAL #O.8: Approve to renew Mr. Charles-Henri              ISSUER            YES             FOR                  FOR

Filippi's term as Board Member

PROPOSAL #O.9: Approve to renew Mr. Xavier Fontanet's        ISSUER            YES             FOR                  FOR

 term as Board Member

PROPOSAL #O.10: Approve to renew Mr. Marc Ladreit de         ISSUER            YES         AGAINST           AGAINST

Lacharriere's term as Board Member

PROPOSAL #O.11: Approve to renew the permanent and            ISSUER            YES             FOR                  FOR

substitute Statutory Auditors' terms

PROPOSAL #O.12: Approve to renew 1 permanent                       ISSUER            YES             FOR                  FOR

Statutory Auditor's term and appointment of his/her

substitute Statutory Auditor

PROPOSAL #O.13: Authorize the Company to repurchase          ISSUER            YES             FOR                  FOR

its own shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares acquired

 by the Company according to Articles L.225-209 and

L. 225-208 of the Commercial Code

PROPOSAL #E.15: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LORILLARD, INC.

  TICKER:                  LO                   CUSIP:   544147101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: VIRGIS W. COLBERT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD W. ROEDEL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID H. TAYLOR                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTE CHILSUNG BEVERAGE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y5345R106

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Election of Jung Whang as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Jang Young-Soo, Jo Sung-Guk         ISSUER            YES         AGAINST           AGAINST

and Kmi Ho-Ub as the Audit Committee Members

PROPOSAL #5: Approve the  remuneration for the                   ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTE CONFECTIONERY CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y53468107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 43rd b/s, i/s, and proposed         ISSUER            YES         AGAINST           AGAINST

disposition of retained earning

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Ho Lee as External Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTE MIDOPA CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y60406108

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 47th balance sheet, income          ISSUER            YES             FOR                  FOR

statement and the proposed disposition of retained

earning

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES         AGAINST           AGAINST

Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTE SHOPPING CO LTD

  TICKER:                  N/A                 CUSIP:   Y5346T119

  MEETING DATE:      11/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the physical division                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTE SHOPPING CO LTD

  TICKER:                  N/A                 CUSIP:   Y5346T119

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet, income                   ISSUER            YES         AGAINST           AGAINST

statement and statement of appropriation of retained

earnings for FYE DEC 2009

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES         AGAINST           AGAINST

Articles of Incorporation

PROPOSAL #3.1: Election of Seungheui Jowa, Seho Kim,         ISSUER            YES         AGAINST           AGAINST

Kyungbeom Park, Sehun Kim, Hongro Lee

PROPOSAL #3.2: Election of Dongbin Sin, Inwon Lee,            ISSUER            YES             FOR                  FOR

Cheolwoo Lee, Youngja Sin as the Inside

PROPOSAL #3.3: Election of Kyungbeom Park, Sehun Kim         ISSUER            YES             FOR                  FOR

Hongro Lee as the Audit Committee

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTOMATICA GROUP S.P.A.

  TICKER:                  N/A                 CUSIP:   T6326Y108

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Amend Article 1 of the Company                      ISSUER             NO              N/A                  N/A

PROPOSAL #O.2: Approve the allocation of shares                 ISSUER             NO              N/A                  N/A

Employees reserved and power to observe formalities

to the Board of Directors, any adjournment thereof

PROPOSAL #O.3: Approve the Stock Option Plan and                ISSUER             NO              N/A                  N/A

power to observe formalities to the Board of

Directors, any adjournment thereof

PROPOSAL #O.4: Approve the resolutions concerning              ISSUER             NO              N/A                  N/A

Incentive Bonus Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTOMATICA GROUP S.P.A.

  TICKER:                  N/A                 CUSIP:   T6326Y108

  MEETING DATE:      11/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E.1: Approve to increase the share capital,        ISSUER             NO              N/A                  N/A

 for a maximum counter value of EUR 350 million,

through the issue of Lottomatica Ordinary Shares to

be offered to Mediobanca; amend the Article 5 of the

Company; any adjournment thereof

PROPOSAL #E.2: Amend Article 13 and Article 14 of              ISSUER             NO              N/A                  N/A

Company; any adjournment thereof

PROPOSAL #O.1: Approve the determination of Directors        ISSUER             NO              N/A                  N/A

 emoluments; any adjournment there of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOTTOMATICA S.P.A., ROMA

  TICKER:                  N/A                 CUSIP:   T6326Y108

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements at 31          ISSUER             NO              N/A                  N/A

DEC 2009, proposal of profit and reserves allocation,

 adjournment thereof

PROPOSAL #2: Approve the Employees Stock Option Plan         ISSUER             NO              N/A                  N/A

2010-2016 and authorize the Board of Directors for

its execution, adjournment thereof

PROPOSAL #3: Approve the Employees Shares Assignment         ISSUER             NO              N/A                  N/A

Plan 2010-2014 and authorize the Board of Directors

for its execution, adjournments thereof

PROPOSAL #4: Approve the proposal of amendment of              ISSUER             NO              N/A                  N/A

Directors total renumeration, adjournment thereof

PROPOSAL #5: Approve the proposal of buy and sell own        ISSUER             NO              N/A                  N/A

 shares plan and authorize the Board of Directors for

 its execution, adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LOWE'S COMPANIES, INC.

  TICKER:                  LOW                 CUSIP:   548661107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID W. BERNAUER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEONARD L. BERRY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAWN E. HUDSON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A. NIBLOCK                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO LOWE'S                 ISSUER            YES             FOR                  FOR

BYLAWS DECREASING THE PERCENTAGE OF SHARES REQUIRED

TO CALL A SPECIAL MEETING OF SHAREHOLDERS.

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING REPORT      SHAREHOLDER        YES         ABSTAIN           AGAINST

ON POLITICAL SPENDING.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

SEPARATING THE ROLES OF CHAIRMAN AND CEO.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LS CORPORATION

  TICKER:                  N/A                 CUSIP:   Y5274S109

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the partial amendment to                   ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.: Elect the Directors                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LSI CORPORATION

  TICKER:                  LSI                 CUSIP:   502161102

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CHARLES A.                   ISSUER            YES             FOR                  FOR

HAGGERTY

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD S. HILL           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN H.F. MINER           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ARUN NETRAVALI             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MATTHEW J.                   ISSUER            YES             FOR                  FOR

O'ROURKE

PROPOSAL #1F: ELECTION OF DIRECTOR: GREGORIO REYES             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL G.                   ISSUER            YES             FOR                  FOR

STRACHAN

PROPOSAL #1H: ELECTION OF DIRECTOR: ABHIJIT Y.                   ISSUER            YES             FOR                  FOR

TALWALKAR

PROPOSAL #1I: ELECTION OF DIRECTOR: SUSAN M. WHITNEY         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE AUDIT COMMITTEE'S                     ISSUER            YES             FOR                  FOR

SELECTION OF OUR INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: TO APPROVE OUR AMENDED 2003 EQUITY                ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

PROPOSAL #04: TO APPROVE OUR AMENDED EMPLOYEE STOCK          ISSUER            YES             FOR                  FOR

PURCHASE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUKOIL OIL COMPANY JSC, MOSCOW

  TICKER:                  N/A                 CUSIP:   677862104

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report of OAO                   ISSUER            YES             FOR                  FOR

'LUKOIL' for 2009 and the annual financial

statements, including the income statements [profit

and loss accounts] of the Company, and the

distribution of profits

PROPOSAL #2.1: Election ALEKPEROV, Vagit Yusufovich          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #2.2: Election BELIKOV, Igor Vyacheslavovich        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors

PROPOSAL #2.3: Election BLAZHEEV, Victor                              ISSUER            YES             FOR                  FOR

Vladimirovich to the Board of Directors

PROPOSAL #2.4: Election WALLETTE (Jr.), Donald Evert         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #2.5: Election GRAYFER, Valery Isaakovich to        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors

PROPOSAL #2.6: Election GREF, Herman Oskarovich to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #2.7: Election ESAULKOVA, Tatiana                          ISSUER            YES         AGAINST           AGAINST

Stanislavovna to the Board of Directors

PROPOSAL #2.8: Election IVANOV, Igor Sergeevich to            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #2.9: Election MAGANOV, Ravil Ulfatovich to         ISSUER            YES         AGAINST           AGAINST

the Board of Directors

PROPOSAL #2.10: Election MIKHAILOV, Sergei                          ISSUER            YES         AGAINST           AGAINST

Anatolievich to the Board of Directors

PROPOSAL #2.11: Election of MOBIUS, Mark to the Board        ISSUER            YES         AGAINST           AGAINST

 of Directors

PROPOSAL #2.12: Election of SHOKHIN, Alexander                   ISSUER            YES             FOR                  FOR

Nikolaevich to the Board of Directors

PROPOSAL #3.1: Election IVANOVA, Lyubov Gavrilovna as        ISSUER            YES             FOR                  FOR

 a Member to the Audit Commission

PROPOSAL #3.2: Election KONDRATIEV, Pavel                            ISSUER            YES             FOR                  FOR

Gennadievich as a Member to the Audit Commission

PROPOSAL #3.3: Election NIKITENKO, Vladimir                        ISSUER            YES             FOR                  FOR

Nikolaevich as a Member to the Audit Commission

PROPOSAL #4.1: Approve to pay remuneration and                   ISSUER            YES             FOR                  FOR

reimburse expenses to members of the Board of

Directors of OAO LUKOIL as specified

PROPOSAL #4.2: Approve to deem it appropriate to                ISSUER            YES             FOR                  FOR

establish additional remuneration for newly elected

Members of the Board of Directors for their

participation in conferences and other events on

written instructions of the Chairman of the Board of

Directors, in an amount of 104,000 roubles, and to

retain the amounts of remuneration for Members of the

 Board of Directors of OAO LUKOIL established by

decision of the AGM of OAO LUKOIL of 26 JUN 2008

(Minutes No. 1)

PROPOSAL #5.1: Approve to pay remuneration to each of        ISSUER            YES             FOR                  FOR

 the Members of the Audit Commission of OAO LUKOIL in

 the amount established by decision of the AGM of OAO

 LUKOIL of 26 JUN 2008 (Minutes No. 1) - 2,600,000

roubles

PROPOSAL #5.2: Approve to deem it appropriate to                ISSUER            YES             FOR                  FOR

retain the amounts of remuneration for Members of the

 Audit Commission of OAO LUKOIL established by

decision of the AGM of OAO LUKOIL of 26 JUN 2008

PROPOSAL #6.: Approve the Independent Auditor of OAO         ISSUER            YES             FOR                  FOR

LUKOIL- Closed Joint Stock Company KPMG

PROPOSAL #7.: Approve the amendments to the                        ISSUER            YES             FOR                  FOR

Regulations on the Procedure for Preparing and

Holding the General Shareholders Meeting of OAO

Lukoil, as specified

PROPOSAL #8.1: Approve the contract(s) of guarantee          ISSUER            YES             FOR                  FOR

between OAO LUKOIL (Guarantor) and Sberbank of Russia

 OAO (Bank) on the specified terms and conditions

PROPOSAL #8.2: Approve the Policy (contract) on                 ISSUER            YES             FOR                  FOR

insuring the liability of Directors, Officers and

Corporations between OAO LUKOIL (Policyholder) and

OAO Kapital Strakhovanie (Insurer) on the specified

terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUKOIL OIL COMPANY JSC, MOSCOW

  TICKER:                  N/A                 CUSIP:   X5060T106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, balance                 ISSUER            YES             FOR                  FOR

sheet, profit and loss statement, profit and loss

distribution and dividend payment at RUB 52 per

ordinary share for the year 2009

PROPOSAL #2.1: Election of Alekperov, Vagit                        ISSUER            YES         AGAINST           AGAINST

Yusufovich as a Board of Director

PROPOSAL #2.2: Election of Belikov, Igor                              ISSUER            YES         AGAINST           AGAINST

Vyacheslavovich as a Board of Director

PROPOSAL #2.3: Election of Blazheev, Victor                        ISSUER            YES             FOR                  FOR

Vladimirovich as a Board of Director

PROPOSAL #2.4: Election of Wallette (Jr.), Donald              ISSUER            YES         AGAINST           AGAINST

Evert as a Board of Director

PROPOSAL #2.5: Election of Grayfer, Valery Isaakovich        ISSUER            YES         AGAINST           AGAINST

 as a Board of Director

PROPOSAL #2.6: Election of Gref, Herman Oskarovich as        ISSUER            YES             FOR                  FOR

 a Board of Director

PROPOSAL #2.7: Election of Esaulkova, Tatiana                     ISSUER            YES         AGAINST           AGAINST

Stanislavovna as a Board of Director

PROPOSAL #2.8: Election of Ivanov, Igor Sergeevich as        ISSUER            YES             FOR                  FOR

 a Board of Director

PROPOSAL #2.9: Election of Maganov, Ravil Ulfatovich         ISSUER            YES         AGAINST           AGAINST

as a Board of Director

PROPOSAL #2.10: Election of Mikhailov, Sergei                     ISSUER            YES         AGAINST           AGAINST

Anatolievich as a Board of Director

PROPOSAL #2.11: Election of Mobius, Mark as a Board          ISSUER            YES         AGAINST           AGAINST

of Director

PROPOSAL #2.12: Election of Shokhin, Alexander                   ISSUER            YES             FOR                  FOR

Nikolaevich as a Board of Director

PROPOSAL #3.1: Election of Ivanova, Lyubov Gavrilovna        ISSUER            YES             FOR                  FOR

 as a Audit Commission

PROPOSAL #3.2: Election of Kondratiev, Pavel                       ISSUER            YES             FOR                  FOR

Gennadievich as a Audit Commission

PROPOSAL #3.3: Election of Nikitenko, Vladimir                   ISSUER            YES             FOR                  FOR

Nikolaevich as a Audit Commission

PROPOSAL #4.1: Approve to pay remuneration and                   ISSUER            YES             FOR                  FOR

reimburse expenses to members of the Board of

Directors of OAO 'LUKOIL' according to the appendix

hereto

PROPOSAL #4.2: Approve to establish additional                   ISSUER            YES             FOR                  FOR

remuneration for newly elected members of the Board

of Directors for their participation in conferences

and other events on written instructions of the

Chairman of the Board of Directors, in an amount of

104,000 Roubles, and to retain the amounts of

remuneration for members of the Board of Directors of

 OAO 'LUKOIL' established by decision of the annual

general shareholders meeting of OAO 'LUKOIL' of 26

June 2008 (Minutes No. 1)

PROPOSAL #5.1: Approve to pay remuneration to each of        ISSUER            YES             FOR                  FOR

 the members of the Audit Commission of OAO 'LUKOIL'

in the amount established by decision of the annual

general shareholders meeting of OAO 'LUKOIL' of 26

June 2008 (Minutes No. 1) - 2,600,000 Roubles

PROPOSAL #5.2: Approve to retain the amounts of                 ISSUER            YES             FOR                  FOR

remuneration for members of the Audit Commission of

OAO 'LUKOIL' established by decision of the annual

general shareholders meeting of OAO 'LUKOIL' of 26

June 2008 (Minutes No. 1)

PROPOSAL #6: Approve the independent Auditor of OAO          ISSUER            YES             FOR                  FOR

'LUKOIL' Closed Joint Stock Company KPMG

PROPOSAL #7: Amend the regulations on the procedure          ISSUER            YES             FOR                  FOR

for preparing and holding the general shareholders

meeting of OAO 'Lukoil', pursuant to the appendix

hereto

PROPOSAL #8.1: Approve the Contract(s) of guarantee          ISSUER            YES             FOR                  FOR

between OAO 'LUKOIL' (Guarantor) and Sberbank of

Russia OAO (Bank)

PROPOSAL #8.2: Approve the policy (contract) on                 ISSUER            YES             FOR                  FOR

insuring the liability of Directors, officers and

corporations between OAO 'LUKOIL' (Policyholder) and

OAO Kapital Strakhovanie (Insurer)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUPIN LTD

  TICKER:                  N/A                 CUSIP:   Y5360Z140

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, profit and loss account for

the YE on that date and reports of the Directors and

the Auditors

PROPOSAL #2.: Declare a dividend for the YE 31 MAR            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3.: Re-appoint Mr. Sunil Nair as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Ms. Vinita Gupta as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors to hold office              ISSUER            YES             FOR                  FOR

from the conclusion of the 27th AGM till the

conclusion of the next AGM and to fix their

PROPOSAL #6.: Appoint Mr. Nilesh Gupta as a Director         ISSUER            YES             FOR                  FOR

of the Company, who holds office up to the date of

this meeting

PROPOSAL #S.7: Amend, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Section 31 and other applicable provisions, if any,

of the Companies Act, 1956, [including any statutory

modification or re enactment thereof for the time

being inforce], and subject to such approvals as may

be necessary, the Articles of Association of the

Company [Articles]

PROPOSAL #8.: Authorize the Company, in terms of                ISSUER            YES             FOR                  FOR

Section 293(1)(a) and other applicable provisions ,

if any, of the Companies Act, 1956 for mortgaging

and/or charging by the Board of Directors [herein

after referred to as the Board which term shall

include any committee thereof for the time being

exercising the powers conferred on the Board by this

resolution] of all the immovable and/or movable

properties of the Company, where so ever situate,

both present and future and/or the whole or

substantially the whole of the undertaking(s) of the

Company to or in favour of any public or private

financial institutions, banks, mutual funds, bodies

corporate or any other person whomsoever

participating in extending financial assistance, to

secure any term loans, working capital facilities,

debentures or any other type of financial assistance,

 not exceeding INR 5000 million lent and advanced to

be lent and advanced by them, together with interest,

 compound interest, additional interest, liquidated

damages, premia on prepayment or on redemption,

costs, charges or expenses or monies payable by the

Company to them under loan agreements letters of

sanction debenture trust deed, etc. ; the securities

to be created by the Company as aforesaid may rank

pari passu with the mort gages and/or charges already

 created or to be created in future by the Company or

 in such other manner and ranking as may be thought

expedient by the Board and as may be agreed to

amongst the concerned parties; authorize the Board to

 finalize and execute any and all agreements and

documents, necessary for creating mortgages and/or

charges as aforesaid and to do all such acts, deeds,

matters and things as may be consider ed necessary,

desirable or expedient for implementing this

resolution and to resolve any question or doubt

relating thereto, or other wise considered by the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUXOTTICA GROUP SPA, BELLUNO

  TICKER:                  N/A                 CUSIP:   T6444Z110

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the distribution of dividends           ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Grant authority to buy and dispose own         ISSUER             NO              N/A                  N/A

shares

PROPOSAL #3.: Appoint the Board of Statutory Auditors        ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LUXOTTICA GROUP SPA, BELLUNO

  TICKER:                  N/A                 CUSIP:   T6444Z110

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's statutory                       ISSUER             NO              N/A                  N/A

financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the allocation of net income and        ISSUER             NO              N/A                  N/A

 distribution of dividends

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  LVMH MOET HENNESSY LOUIS VUITTON, PARIS

  TICKER:                  N/A                 CUSIP:   F58485115

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the regulated agreements                 ISSUER            YES         AGAINST           AGAINST

specified in Article L. 225-38 of the Code du

Commerce  Commercial Code

PROPOSAL #O.4: Approve the allocation of the result -        ISSUER            YES             FOR                  FOR

 setting of the dividend

PROPOSAL #O.5: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Bernard Arnault

PROPOSAL #O.6: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by Mme. Delphine Arnault

PROPOSAL #O.7: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Nicholas Clive Worms

PROPOSAL #O.8: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Patrick Houel

PROPOSAL #O.9: Approve the renewal of the Director's         ISSUER            YES         AGAINST           AGAINST

mandate held by M. Felix G Rahatyn

PROPOSAL #O.10: Approve the renewal of the Director's        ISSUER            YES             FOR                  FOR

 mandate held by M. Hubert Vedrine

PROPOSAL #O.11: Appointment of Mme. Helene Carrere            ISSUER            YES             FOR                  FOR

d'Encausse as a Director

PROPOSAL #O.12: Approve the renewal of the Censor's          ISSUER            YES         AGAINST           AGAINST

mandate held by M. Kilian Hennessy

PROPOSAL #O.13: Approve the renewal of the Auditor's         ISSUER            YES             FOR                  FOR

mandate held by Deloitte & Associes

PROPOSAL #O.14: Appointment of Ernst & Young and                ISSUER            YES             FOR                  FOR

Others as the Auditors

PROPOSAL #O.15: Approve the renewal of the Auditor's         ISSUER            YES             FOR                  FOR

mandate held by M. Denis Grison

PROPOSAL #O.16: Appointment of Auditex as an                       ISSUER            YES             FOR                  FOR

Assistant Auditors

PROPOSAL #O.17: Grant authority to manipulate Company        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #E.18: Grant authority to reduce capital              ISSUER            YES             FOR                  FOR

stock by canceling self-held shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  M&T BANK CORPORATION

  TICKER:                  MTB                 CUSIP:   55261F104

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRENT D. BAIRD                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. BENNETT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. ANGELA BONTEMPO                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT T. BRADY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL D. BUCKLEY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.J. CUNNINGHAM III                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK J. CZARNECKI                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: COLM E. DOHERTY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY N. GEISEL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICK W.E. HODGSON                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD G. KING                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JORGE G. PEREIRA                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL P. PINTO                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MELINDA R. RICH                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. SADLER, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HERBERT L. WASHINGTON                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT G. WILMERS                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE COMPENSATION OF M&T BANK        ISSUER            YES             FOR                  FOR

 CORPORATION'S NAMED EXECUTIVE OFFICERS.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK

CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAANSHAN IRON & STEEL CO LTD

  TICKER:                  N/A                 CUSIP:   Y5361G109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Directors for the year 2009

PROPOSAL #2: Approve the work report of the                        ISSUER            YES             FOR                  FOR

Supervisory Committee for the year 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 for the year 2009

PROPOSAL #4: Approve the profit distribution plan for        ISSUER            YES             FOR                  FOR

 the year 2009

PROPOSAL #5: Approve the appointment of Ernst & Young        ISSUER            YES             FOR                  FOR

 Hua Ming and Ernst & Young as the Company's domestic

 and International Auditors for the year 2010

respectively, and authorize the Board of Directors to

 determine the remuneration of the Auditors based on

that in 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAANSHAN IRON & STL LTD

  TICKER:                  N/A                 CUSIP:   Y5361G109

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Sale and Purchase of Ore            ISSUER            YES             FOR                  FOR

Agreement for 2010 to 2012 entered into between the

Company and Magang [Group] Holding Company Limited on

 15 OCT 2009, the transactions contemplated under the

 agreement and the annual caps [as specified in the

circular of the Company dated 28 OCT 2009]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MABUCHI MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J39186101

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE AIRPORTS

  TICKER:                  N/A                 CUSIP:   Q6077P119

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to MAT 1 Resolution 2,        ISSUER            YES         AGAINST           AGAINST

 MAT 2 Resolution 1 and 2 and MAL Resolution 1, being

 passed, the Internalization -acquisition/disposal of

 a substantial asset for the purposes of Listing Rule

 10.1 and for all other purposes, as specified

PROPOSAL #2.: Approve, subject to MAT 1 Resolution 1,        ISSUER            YES         AGAINST           AGAINST

 MAT 2 Resolution 1 and 2 and MAL Resolution 1 being

passed, the Internalization - related party benefits

for the purposes of Chapter 2E of the Corporations

Act and for all other purposes

PROPOSAL #S.3: Approve, for the purposes of Listing          ISSUER            YES             FOR                  FOR

Rule 10.17 and Section 601GC[1][a] of the

Corporations Act and for all other purposes, the fees

 payable to the MAML Directors to be increased by AUD

 150,000, with a maximum amount of AUD 850,000 being

paid to the MAML Directors as a whole for the current

 calendar year [after which the aggregate amount

shall revert to AUD 700,000 per annum or such other

amount approved by security holders] and amend Clause

 21.4[q][i] of the MAT 1 Constitution by adding the

following words at the end of Clause 21.4[q][i] [with

 the exception of those fees paid or payable in

respect of the 2009 calendar year, in which case such

 fees must not exceed in aggregate AUD 850,000]

PROPOSAL #1.: Approve, subject to MAT 1 Resolution 1         ISSUER            YES         AGAINST           AGAINST

and 2, MAT 2 Resolution 2 of MAL Resolution 1 being

passed, the Internalization - acquisition/disposal of

 a substantial asset for the purposes of Listing Rule

 10.1 and for all other purposes, as specified

PROPOSAL #2.: Approve, subject to MAT 1 Resolution 1         ISSUER            YES         AGAINST           AGAINST

and 2, MAT 2 Resolution 1 and MAL Resolution 1 being

passed, the Internalization - related party benefits

for the purposes of Chapter 2E of the Corporations

Act and for all other purposes

PROPOSAL #S.3: Approve, for the purposes of Listing          ISSUER            YES             FOR                  FOR

Rule 10.17 and Section 601GC[1][a] of the

Corporations Act and for all other purposes, the fees

 payable to the MAML Directors to be increased by AUD

 150,000, with a maximum amount of AUD 850,000 being

paid to the MAML Directors as a whole for the current

 calendar year [after which the aggregate amount

shall revert to AUD 700,000 per annum or such other

amount approved by security holders] and amend Clause

 21.4[q][i] of the MAT 1 Constitution by adding the

following words at the end of Clause 21.4[q][i] [with

 the exception of those fees paid or payable in

respect of the 2009 calendar year, in which case such

 fees must not exceed in aggregate AUD 850,000]

PROPOSAL #1.: Approve, subject to MAT 1 and MAT 2              ISSUER            YES         AGAINST           AGAINST

Resolution 1 and 2, being passed, the Internalization

 - acquisition/disposal of a substantial asset for

the purposes of Listing Rule 10.1 and for all other

purposes, as specified

PROPOSAL #2.: Approve, pursuant to a recommendation          ISSUER            YES         AGAINST           AGAINST

by the Board of Directors, to change the name of the

Company to MAP Airports International Limited

PROPOSAL #3.: Approve, for the purposes of Listing            ISSUER            YES             FOR                  FOR

Rule 10.17, for the purpose of Bye-Law 60 and for all

 other purposes, to facilitate payment of a one-off

fee to the Company's Independent Directors, the fee

payable to the MAL Directors to be increased by USD

125,000 with a maximum amount of USD 265,000 being

paid to the MAL Directors as a whole for the current

FY [after which the aggregate amount shall revert to

USD 140,000 per annum or such other amount approved

by security holders

PROPOSAL #S.4: Adopt, with effect from completion              ISSUER            YES         AGAINST           AGAINST

pursuant to a recommendation by the Board of

Directors, the new MAL Bye-Laws in substitution for

the existing MAL Bye-Laws, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q57085104

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                 ISSUER             NO              N/A                  N/A

Directors' report and the Auditor's report of

Macquarie for the YE 31 MAR 2009

PROPOSAL #2.: Adopt the remuneration report of                   ISSUER            YES             FOR                  FOR

Macquarie for the YE 31 MAR 2009

PROPOSAL #3.: Re-elect Mr. H.K. McCann as a voting            ISSUER            YES             FOR                  FOR

Director of Macquarie

PROPOSAL #4.: Ratify, the issue of 20,000,000                     ISSUER            YES             FOR                  FOR

ordinary shares in Macquarie at AUD 27.00 per share

under an institutional private placement on 08 MAY

2009 [the terms and conditions of which are described

 in the explanatory notes on items of business

accompanying the notice of meeting convening this

meeting], for all purposes including for ASX Listing

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE GROUP LTD, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q57085104

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes: a) the                 ISSUER            YES             FOR                  FOR

establishment and operation of the Macquarie Group

Employee Retained Equity Plan [MEREP]; b) the giving

of benefits under Macquarie Group's deferred

remuneration and superannuation arrangements to a

person by the Company, its related bodies Corporate,

their associates or any superannuation fund in

connection with that person ceasing to hold a board,

managerial or executive office in the Company or a

related body Corporate of the Company; and c) the

entitlement or potential entitlement of any officer

of the Company or its child entities [being any

entity which is controlled by the Company within the

meaning of Section 50AA of the Corporations Act or a

subsidiary of the Company] to termination benefits,

as specified

PROPOSAL #2.: Approve, for all purposes: a) the issue        ISSUER            YES             FOR                  FOR

 to Mr. N.W. Moore, Managing Director, under the

Macquarie Group Employee Retained Equity Plan [MEREP]

 of: i) up to 472,937 Restricted Share Units; and ii)

 38,300 Performance Share Units; and b) the issue of,

 and acquisition accordingly by Mr. Moore of, shares

in the Company in respect of those Restricted Share

Units and Performance Share Units, all in accordance

with the terms of the MEREP as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE INFRASTRUCTURE GROUP

  TICKER:                  N/A                 CUSIP:   Q5701N102

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purposes of Listing          ISSUER            YES             FOR                  FOR

Rule 10.17 and for all other purposes the amendments

to the Constitution of Macquarie Infrastructure Trust

 (I) to be made by the specified supplemental deed

PROPOSAL #2.: Approve the re-election of Mark Johnson        ISSUER            YES             FOR                  FOR

 as a Director of MIIML

PROPOSAL #S.1: Approve, for the purposes of Listing          ISSUER            YES             FOR                  FOR

Rule 10.17 and for all other purposes the amendments

to the Constitution of Macquarie Infrastructure Trust

 (II) to be made by the specified supplemental deed

PROPOSAL #2.: Approve the re-election Mark Johnson as        ISSUER            YES             FOR                  FOR

 a Director of MIIML

PROPOSAL #1.: Receive and adopt the accounts and                ISSUER            YES             FOR                  FOR

reports of the Directors' and the Auditor's of the

Company for the YE 30 JUN 2009

PROPOSAL #2.: Appoint PricewaterhouseCoopers as the          ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to determine their remuneration

PROPOSAL #3.: Re-elect Dr. Peter Dyer as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #4.: Re-elect Jeffery Conyers as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #S.5: Amend the Bye-Laws as specified                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACQUARIE INFRASTRUCTURE GROUP

  TICKER:                  N/A                 CUSIP:   Q5701N102

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, for all purposes, the                       ISSUER            YES             FOR                  FOR

Restructure Proposal as specified

PROPOSAL #S.2: Approve that subject to the passing of        ISSUER            YES             FOR                  FOR

 Resolution 1 in the Notice of Meeting convening this

 meeting and Resolution 1 of the meetings of each of

Macquarie Infrastructure Trust (II) and Macquarie

Infrastructure Group International Limited, the

constitution of the Macquarie Infrastructure Trust

(I) is amended, in accordance with the provisions of

the Supplemental Deed Poll in the form as specified;

and authorize the responsible entity of Macquarie

Infrastructure Trust (I) to execute and lodge with

the Australian Securities and Investments Commission

a supplemental deed poll to give effect to these

amendments to the constitution of Macquarie

Infrastructure Trust (I)

PROPOSAL #1.: Approve, for all purposes, the                       ISSUER            YES             FOR                  FOR

Restructure Proposal as specified

PROPOSAL #S.2: Approve that subject to the passing of        ISSUER            YES             FOR                  FOR

 Resolution 1 in the Notice of Meeting convening this

 meeting and Resolution 1 of the meetings of each of

Macquarie Infrastructure Trust (I) and Macquarie

Infrastructure Group International Limited, the

constitution of the Macquarie Infrastructure Trust

(II) is amended, in accordance with the provisions of

 the Supplemental Deed Poll in the form as specified;

 and authorize the responsible entity of Macquarie

Infrastructure Trust (II) to execute and lodge with

the Australian Securities and Investments Commission

a supplemental deed poll to give effect to these

amendments to the constitution of Macquarie

Infrastructure Trust (II)

PROPOSAL #1.: Approve, for all purposes, the                       ISSUER            YES             FOR                  FOR

Restructure Proposal as specified

PROPOSAL #S.2: Approve that subject to the passing of        ISSUER            YES             FOR                  FOR

 Resolution 1 in the Notice of Meeting convening this

 meeting and Resolution 1 of the meetings of each of

Macquarie Infrastructure Trust (I) and Macquarie

Infrastructure Trust (II), the document submitted to

the meeting and as specified is adopted as the Bye-

Laws of the Company with effect on and from the

implementation date (as specified)

PROPOSAL #3.: Approve, subject to the passing of                ISSUER            YES             FOR                  FOR

Resolution 1 in the notice of meeting convening this

meeting, to change the Company's name from Macquarie

Infrastructure Group International Limited to Intoll

International Limited with effect on and from the

implementation date (as specified)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACRONIX INTERNATIONAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y5369A104

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Receive the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1.5 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.5: Approve to issuance of new shares via         ISSUER            YES             FOR                  FOR

public or private placement

PROPOSAL #B.6.1: Election of Miin Chyou Wu as a                 ISSUER            YES             FOR                  FOR

Director of the Company [Shareholder No.21]

PROPOSAL #B.6.2: Election of Chih-Yuan Lu as a                   ISSUER            YES             FOR                  FOR

Director of the Company [Shareholder No. 45641]

PROPOSAL #B.6.3: Election of Shui Ying Investment              ISSUER            YES             FOR                  FOR

[Shareholder No. 777505] representative: Takata Akira

 as a Director of the Company

PROPOSAL #B.6.4: Election Hung Chih Investment                   ISSUER            YES             FOR                  FOR

Corporation/Shareholder No. 2591 representative: H.

C. CHEN as a Director of the Company

PROPOSAL #B.6.5: Election of representative [Champion        ISSUER            YES             FOR                  FOR

 Investment Corporation] as a Director of the Company

 [Shareholder No. 3362]

PROPOSAL #B.6.6: Election of Cheng-Yi Fang as a                 ISSUER            YES             FOR                  FOR

Director of the Company [Shareholder No. 239]

PROPOSAL #B.6.7: Election of Chung-Laung Liu as a              ISSUER            YES             FOR                  FOR

Director of the Company [Shareholder No. 941249]

PROPOSAL #B.6.8: Election of [Achi Capital Limited]          ISSUER            YES             FOR                  FOR

as a Director of the Company [Shareholder No. 1065570]

PROPOSAL #B.6.9: Election of Dang-Hsing Yiu as a                ISSUER            YES             FOR                  FOR

Director of the Company [Shareholder No. 810]

PROPOSAL #B6.10: Election of Ful-Long Ni as a                     ISSUER            YES             FOR                  FOR

Director of the Company [Shareholder No. 837]

PROPOSAL #B6.11: Election of Wen-Sen Pan as a                     ISSUER            YES             FOR                  FOR

Director of the Company [Shareholder No. 41988]

PROPOSAL #B6.12: Election of representative [Hui Ying        ISSUER            YES             FOR                  FOR

 Investment Ltd.] as a Director of the Company

[Shareholder No. 280338]

PROPOSAL #B6.13: Election of Chiang Kao as an                     ISSUER            YES             FOR                  FOR

Independent Director of the Company, Id No.:

PROPOSAL #B6.14: Election of Yan-Kuin Su as an                   ISSUER            YES             FOR                  FOR

Independent Director of the Company, Id No.:

PROPOSAL #B6.15: Election of Ping-Tien Wu as an                 ISSUER            YES             FOR                  FOR

Independent Director of the Company, Id No.:

PROPOSAL #B.7: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.8: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MACY'S INC.

  TICKER:                  M                     CUSIP:   55616P104

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN F. BOLLENBACH                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DEIRDRE P. CONNELLY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MEYER FELDBERG                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SARA LEVINSON                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TERRY J. LUNDGREN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH NEUBAUER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH A. PICHLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOYCE M. ROCHE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CRAIG E. WEATHERUP                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARNA C. WHITTINGTON                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE PROPOSED RATIFICATION OF THE                   ISSUER            YES             FOR                  FOR

APPOINTMENT OF KPMG LLP AS MACY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING JANUARY 29, 2011.

PROPOSAL #03: THE PROPOSED APPROVAL OF AN AMENDMENT          ISSUER            YES             FOR                  FOR

AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF

INCORPORATION.

PROPOSAL #04: A SHAREHOLDER PROPOSAL REGARDING               SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTING IN DIRECTOR ELECTIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAGNA INTL INC

  TICKER:                  N/A                 CUSIP:   559222401

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Frank Stronach as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.2: Election of Hon. J. Trevor Eyton as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Michael D. Harris as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Lady Barbara Judge as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Louis E. Lataif as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Donald Resnick as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Belinda Stronach as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Franz Vranitzky as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.9: Election of Donald J. Walker as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Siegfried Wolf as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Lawrence D. Worrall as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Independent Auditors of the Corporation, based on the

 remuneration of the Audit Committee of the Board of

Directors and authorize the Audit Committee to fix

the Independent Auditor's remuneration

PROPOSAL #3: Ratify the 2009 Stock Option Plan and            ISSUER            YES             FOR                  FOR

the conditional grant of options under the 2009 Stock

 Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAGNA INTL INC

  TICKER:                  N/A                 CUSIP:   559222401

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Plan of arrangement (the          ISSUER            YES             FOR                  FOR

Arrangement) under Section 182 of the Business

Corporations Act (Ontario) involving Magna

International Inc. (Magna), Magna E-Car Systems L.P.,

 the Stronach Trust and certain other parties, as

more particularly described in the Management

Information Circular/Proxy Statement dated 31 MAY

2010 (the Circular) (as the Arrangement may be or has

 been modified or amended), and the transactions

contemplated by the transaction agreement dated 06

MAY 2010 among Magna, 446 Holdings Inc. and the

Stronach Trust, the full text of which special

resolution is set forth in Appendix A to the Circular

PROPOSAL #0: Transact such other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAGNITOGORSK IRON & STEEL WORKS JSC, MAGNITOGORSK

  TICKER:                  N/A                 CUSIP:   X5170Z109

  MEETING DATE:      12/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions with the                 ISSUER            YES             FOR                  FOR

interested party

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAGNITOGORSK IRON & STL WKS JT STK CO

  TICKER:                  N/A                 CUSIP:   X5170Z109

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's annual report,              ISSUER            YES             FOR                  FOR

annual financial statements, including the profit and

 loss account, as well as profit allocation,

including dividend payment on results 2009 FY

PROPOSAL #2: Election of Members to the Board of                ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #3: Election of Members to the Auditing                ISSUER            YES             FOR                  FOR

Commission of the Company

PROPOSAL #4: Approve the Company' Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the amount of remuneration and          ISSUER            YES             FOR                  FOR

compensation to be paid to the Members of the

Company's Board of Directors

PROPOSAL #6: Approve the amount of remuneration and          ISSUER            YES             FOR                  FOR

compensation to be paid to the Members of the

Company's Auditing Commission

PROPOSAL #7: Approve the internal documents in new            ISSUER            YES             FOR                  FOR

edition-the provision on the general meeting of

shareholders of the Company, the provision on the

Company's Board of Directors

PROPOSAL #8: Approve the transactions with the                   ISSUER            YES             FOR                  FOR

interested party

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAGYAR TELEKOM PLC

  TICKER:                  N/A                 CUSIP:   X5187V109

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: General information to shareholders            ISSUER             NO              N/A                  N/A

regarding the resolutions adopted by the 25 APR 2008

AGM

PROPOSAL #1.2: Approve the Magyar Telekom Group's              ISSUER            YES             FOR                  FOR

Y2007 consolidated annual financial statements

prepared according to the International Financial

Reporting Standards (IFRS) and presentation of the

relevant report of the Supervisory Board and the

Auditor

PROPOSAL #1.3.A: Approve the Company's Y2007 stand            ISSUER            YES             FOR                  FOR

alone financial statements prepared according to the

Hungarian Accounting Standards [HAR], presentation of

 the relevant report of the Supervisory Board and the

 Auditor

PROPOSAL #1.3.B: Approve the Y2007 Company Governance        ISSUER            YES             FOR                  FOR

 and the Management report

PROPOSAL #1.3.C: Approve to relief from liability of         ISSUER            YES             FOR                  FOR

the Members of the Board of Directors for 2007

PROPOSAL #1.4: Approve the use of the profit after            ISSUER            YES             FOR                  FOR

tax earned in 2007, presentation of the relevant

report of the Supervisory Board and the Auditor,

repeated decision on the use of the profit after tax

earned in 2007

PROPOSAL #1.5.A: Amend Section 1.4 [sites and Branch         ISSUER            YES             FOR                  FOR

offices of the Company] of Articles of Association of

 Magyar Telekom Plc

PROPOSAL #1.5.B: Amend Section 1.6 [The Scope of                ISSUER            YES             FOR                  FOR

Activities of the Company] of Articles of Association

 of Magyar Telekom Plc

PROPOSAL #1.5.C: Amend Section 1.8 [Legal Succession]        ISSUER            YES             FOR                  FOR

 of Articles of Association of Magyar Telekom Plc

PROPOSAL #1.5.D: Amend Section 4.5 [Payment of                   ISSUER            YES             FOR                  FOR

Dividends] of Articles of Association of Magyar

Telekom Plc

PROPOSAL #1.5.E: Amend Section 5.1 [Mandatory                     ISSUER            YES             FOR                  FOR

Dissemination of Information; 6.2 Matters within the

Exclusive Scope of Authority of the General Meeting,

Section (i); 7.4.1 The Board of Directors, Section

(b); 8.3 Duties] of Articles Association of Magyar

Telekom Plc

PROPOSAL #1.5.F: Amend Section 7.6 [Minutes] of                 ISSUER            YES             FOR                  FOR

Articles of Association of Magyar Telekom Plc

PROPOSAL #1.5.G: Amend Section 8.4.5 [Rules of                   ISSUER            YES             FOR                  FOR

Procedure] of Articles of Association of Magyar

Telekom Plc

PROPOSAL #1.5.H: Amend Section 8.7 [Audit Committee]         ISSUER            YES             FOR                  FOR

of Articles of Association of Magyar Telekom Plc

PROPOSAL #1.5.I: Amend Section 15.2 [Notices] of                ISSUER            YES             FOR                  FOR

Articles of Association of Magyar Telekom Plc

PROPOSAL #1.6: Amend the Rules of Procedure of the            ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #1.7.A: Approve that Mr. Gregor Stucheli              ISSUER            YES             FOR                  FOR

acted as the Member of the Board of Directors between

 25 APR 2008 and 02 APR 2009

PROPOSAL #1.7.B: Approve that Mr. Lothar Alexander            ISSUER            YES             FOR                  FOR

Harings acted as the Member of the Board of Directors

 between 25 APR 2008 and 02 APR 2009

PROPOSAL #1.8: Approve that Zsoltne Varga acted as            ISSUER            YES             FOR                  FOR

the Member of the Supervisory Board from 25 APR 2008

until this date

PROPOSAL #1.9: Approves that PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

Kft. [1077 Budapest, Wesselenyi u. 16; Auditor's

Registration No: 001464), personally Marta Hegedosne

Szocs as registered Auditor [Chamber Membership

Number: 006838; address: 2071 Paty, Varhegyi u. 6;

mother's maiden name: Julianna Hliva] acted until 02

APR 2009 for year 2008 as the Auditor of the Company;

 the General Meeting confirms and approves that if

Marta Hegedosne Szocs was incapacitated Margit

Gyurikne Sos (Chamber Membership Number: 003662,

mother's maiden name: Margit Varro, address: 1041

Budapest, Bercsenyi u. 11.) acted as the responsible

Auditor of the Company

PROPOSAL #2.: Report of the Board of Directors on the        ISSUER             NO              N/A                  N/A

 management of Magyar Telekom Plc., on the business

operation, on the business policy and on the

financial situation of the Company and Magyar Telekom

 Group in 2009

PROPOSAL #3.: Approve the 2009 consolidated annual            ISSUER            YES             FOR                  FOR

financial statements of the Company prescribed by the

 Accounting Act according to the requirements of the

International Financial Reporting Standards (IFRS);

presentation of the relevant report of the

Supervisory Board, the Audit Committee and the Auditor

PROPOSAL #4.: Approve the Y2009 Annual Report of the         ISSUER            YES             FOR                  FOR

Company prepared according to the Hungarian

Accounting Regulations (HAR), including Balance Sheet

 Total Assets of HUF 968,412 million and After-tax

Net Income of HUF 74,227 million

PROPOSAL #5.: Approve a dividend of HUF 74 per                   ISSUER            YES             FOR                  FOR

ordinary share (with a face value of HUF 100) shall

be paid to the shareholders from the profit of 2009;

the HUF 77,051,686,148 to be disbursed as dividends

shall be paid from the after-tax profits of HUF

74,227,074,181 based on HAR figures and the remaining

 amount of HUF 2,824,611,967 shall be paid from

retained earnings; 07 May 2010 shall be the first day

 of dividend disbursement; the record date shall be

30 APR 2010

PROPOSAL #6.: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

purchase a total of up to 104,274,254 ordinary shares

 (with a face value of HUF 100 each) of Magyar

Telekom Plc; the purpose of the authorization is to

be able to supplement Magyar Telekom's current

shareholder remuneration policy to be more in line

with international practice; at the same time the

Board of Directors believes dividend should remain

the main method for shareholder remuneration; the

authorization will be valid for 18 months starting

from the date of approval of this General Meeting

resolution; the shares to be purchased on the basis

of this authorization may not at any time account for

 more than 10% of the share capital of Magyar Telekom

 Plc; the shares can be purchased through the Stock

Exchange; the equivalent value per share paid by

Magyar Telekom Plc. may not be more than 5% above the

 market price of the share determined by the opening

auction on the trading day at the Budapest Stock

Exchange; the minimum value to be paid for one share

is HUF 1; the authorization may be exercised in full

or in part, and the purchase can be carried out in

partial tranches spread over various purchase dates

within the authorization period until the maximum

purchase volume has been reached

PROPOSAL #7.: Approves the Corporate Governance and          ISSUER            YES             FOR                  FOR

the Management Report Y2009 of the Company

PROPOSAL #8.: Approve to grant the relief from                   ISSUER            YES             FOR                  FOR

liability for the Members of the Board of the Company

 with respect to the 2009 business year in accordance

 with Section 30 (5) of the Companies Act; by

granting this relief, the general meeting confirms

that the Members of the Board have performed their

work in 2009 by giving priority to the interests of

the Company; the relief from liability granted by

this resolution shall be cancelled in the event of a

subsequent binding court ruling declaring the

information based on which the relief of liability

was granted was false or insufficient

PROPOSAL #9.1: Amend Section 1.4. [Sites and Branch          ISSUER            YES             FOR                  FOR

Offices of the Company] of Articles of Association of

 Magyar Telekom Plc

PROPOSAL #9.2: Amend Section 1.6.2. [Other                          ISSUER            YES             FOR                  FOR

activities] of Articles of Association of Magyar

PROPOSAL #9.3: Amend Section 1.8.4 [Legal Succession]        ISSUER            YES             FOR                  FOR

 of Articles of Association of Magyar Telekom Plc

PROPOSAL #9.4: Amend Section 1.8.5 [Legal Succession]        ISSUER            YES             FOR                  FOR

 of Articles of Association of Magyar Telekom Plc

PROPOSAL #9.5: Amend Section 2.4. [Transfer of Shares        ISSUER            YES             FOR                  FOR

 (b), (c)] of Articles of Association of Magyar

Telekom Plc

PROPOSAL #9.6: Amend Section 5.1. [Mandatory                       ISSUER            YES             FOR                  FOR

Dissemination of Information] of Articles of

Association of Magyar Telekom Plc

PROPOSAL #9.7: Amend Section 6.2. [Matters within the        ISSUER            YES             FOR                  FOR

 Exclusive scope of Authority of the General Meeting

(l)] of Articles of Association of Magyar Telekom Plc

PROPOSAL #9.8: Amend section 6.3. [Passing                          ISSUER            YES             FOR                  FOR

Resolutions] of Articles of Association of Magyar

Telekom Plc

PROPOSAL #9.9: Amend Section 6.6. [Occurrence and              ISSUER            YES             FOR                  FOR

Agenda of a General Meeting] of Articles of

Association of Magyar Telekom Plc

PROPOSAL #9.10: Amend Section 6.8. [Notice of General        ISSUER            YES             FOR                  FOR

 Meetings] of Articles of Association of Magyar

Telekom Plc

PROPOSAL #9.11: Amend Section 6.9. [Supplements of            ISSUER            YES             FOR                  FOR

the agenda of a General Meeting] of Articles of

Association of Magyar Telekom Plc

PROPOSAL #9.12: Amend Section 6.11. [Quorum] of                 ISSUER            YES             FOR                  FOR

Articles of Association of Magyar Telekom Plc

PROPOSAL #9.13: Amend Section 6.12. [Opening the                ISSUER            YES             FOR                  FOR

General Meeting] of Articles of Association of Magyar

 Telekom Plc

PROPOSAL #9.14: Amend Section 6.14. [Election of the         ISSUER            YES             FOR                  FOR

Officials of the General Meeting] of Articles of

Association of Magyar Telekom Plc

PROPOSAL #9.15: Amend Section 6.18. [Passing                       ISSUER            YES             FOR                  FOR

Resolutions] of Articles of Association of Magyar

Telekom Plc

PROPOSAL #9.16: Amend Section 6.19. [Minutes of the          ISSUER            YES             FOR                  FOR

General Meeting (6.19.1.)] of Articles of Association

 of Magyar Telekom Plc

PROPOSAL #9.17: Amend Section 7.2. [Members of the            ISSUER            YES             FOR                  FOR

Board of Directors] of Articles of Association of

Magyar Telekom Plc

PROPOSAL #9.18: Amend Section 7.4.1. [The Board of            ISSUER            YES             FOR                  FOR

Directors (l)] of Articles of Association of Magyar

Telekom Plc

PROPOSAL #9.19: Amend Section 8.2. [Members of the            ISSUER            YES             FOR                  FOR

Supervisory Board (8.2.1.)] of Articles of

Association of Magyar Telekom Plc

PROPOSAL #9.20: Amend Section 15.5. [Miscellaneous]          ISSUER            YES             FOR                  FOR

of Articles of Association of Magyar Telekom Plc

PROPOSAL #10.: Approve the amended and restated Rules        ISSUER            YES             FOR                  FOR

 of Procedure of the Supervisory Board with the

modifications as specified in the submission

PROPOSAL #11.A: Election of Dr. Ferri Abolhassan to          ISSUER            YES             FOR                  FOR

the Members of the Board of Directors of Magyar

Telekom Plc, until 31 MAY 2013, provided that if the

general meeting is held prior to 31 MAY of the year

in which such mandate expires, then their assignment

lasts until the date of the general meeting

PROPOSAL #11.B: Election of Dr. Istvan Foldesi to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #11.C: Election of Mr. Dietmar Frings to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors of Magyar Telekom

Plc; until 31 MAY 2013, provided that if the general

meeting in the third year is held prior to 31 MAY of

the year in which such mandate expires, then their

assignment lasts until the date of the general meeting

PROPOSAL #11.D: Election of Dr. Mihaly Galik to the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #11.E: Election of Mr. Guido Kerkhoff to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors of Magyar Telekom

Plc, until 31MAY, 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #11.F: Election of Mr. Thilo Kusch to the            ISSUER            YES             FOR                  FOR

Members of the Board of Directors of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #11.G: Election of Mr. Christopher                        ISSUER            YES             FOR                  FOR

Mattheisen to the Members of the Board of Directors

of Magyar Telekom Plc, until 31 MAY, 2013, provided

that if the General Meeting is held prior to 31 MAY

of the year in which such mandate expires, then their

 assignment lasts until the date of the general

PROPOSAL #11.H: Election of Dr. Klaus Nitschke to the        ISSUER            YES             FOR                  FOR

 Members of the Board of Directors of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #11.I: Election of Mr. Frank Odzuck to the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #11.J: Election of Dr. Ralph Rentschler to          ISSUER            YES             FOR                  FOR

the Members of the Board of Directors of Magyar

Telekom Plc, until 31 MAY 2013, provided that if the

general meeting is held prior to 31 MAY of the year

in which such mandate expires, then their assignment

lasts until the date of the general meeting

PROPOSAL #11.K: Election of Dr. Steffen Roehn to the         ISSUER            YES             FOR                  FOR

Members of the Board of Directors of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting in the third year is held prior to 31 MAY of

the year in which such mandate expires, then their

assignment lasts until the date of the general meeting

PROPOSAL #11.L: Approve to determine the remuneration        ISSUER            YES             FOR                  FOR

 of the Members of the Board Directors as follows:

Chairman of the Board Directors: HUF 546,000 per

month; Members of the Board Directors: HUF 364,000

per month

PROPOSAL #12.A: Election of Dr. Janos Bito to the              ISSUER            YES             FOR                  FOR

Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY, 2013, provided that if the general

 meeting is held prior to 31 MAY of the year in which

 such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #12.B: Election of Mr. Attila Bujdoso to the        ISSUER            YES             FOR                  FOR

 Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #12.C: Election Dr. Janos Illessy to the              ISSUER            YES             FOR                  FOR

Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting in the third year is held prior to 31 MAY of

the year in which such mandate expires, then their

assignment lasts until the date of the general meeting

PROPOSAL #12.D: Election of Dr. Sandor Kerekes to the        ISSUER            YES             FOR                  FOR

 Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #12.E: Election of Mr. Konrad Kreuzer to the        ISSUER            YES             FOR                  FOR

 members of the Supervisory Board of Magyar Telekom

Plc. until May 31, 2013, provided that if the General

 Meeting is held prior to May 31 of the year in which

 such mandate expires, then their assignment lasts

until the date of the General Meeting

PROPOSAL #12.F: Election of Mr. Tamas Lichnovszky to         ISSUER            YES             FOR                  FOR

the Members of the Supervisory Board of Magyar

Telekom Plc, until 31 MAY 2013, provided that if the

general meeting is held prior to 31 MAY of the year

in which such mandate expires, then their assignment

lasts until the date of the general meeting

PROPOSAL #12.G: Election of Mr. Martin Meffert to the        ISSUER            YES             FOR                  FOR

 Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #12.H: Election of Dr. Laszlo Pap to the              ISSUER            YES             FOR                  FOR

Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the General Meeting

PROPOSAL #12.I: Election of Dr. Karoly Salamon to the        ISSUER            YES             FOR                  FOR

 Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #12.J: Election of Mrs. Zsoltne Varga to the        ISSUER            YES             FOR                  FOR

 Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the General Meeting

PROPOSAL #12.K: Election of Mr. Gyorgy Varju to the          ISSUER            YES             FOR                  FOR

Members of the Supervisory Board of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #12.L: Approve to determine the remuneration        ISSUER            YES             FOR                  FOR

 of the Members of the Supervisory Board as follows:

Chairman of the Supervisory Board: HUF 448,000 per

month; Members of the Supervisory Board: HUF 294,000

per month

PROPOSAL #13.A: Election of Dr. Janos Bito to the              ISSUER            YES             FOR                  FOR

Members of the Audit Committee of Magyar Telekom Plc,

 until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #13.B: Election Dr. Janos Illessy to the              ISSUER            YES             FOR                  FOR

Members of the Audit Committee of Magyar Telekom Plc,

 until 31 MAY 2013, provided that if the general

meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the General Meeting

PROPOSAL #13.C: Election of Dr. Sandor Kerekes to the        ISSUER            YES             FOR                  FOR

 Members of the Audit Committee of Magyar Telekom

Plc, until May 31, 2013, provided that if the General

 Meeting is held prior to May 31 of the year in which

 such mandate expires, then their assignment lasts

until the date of the General Meeting

PROPOSAL #13.D: Election of Dr. Laszlo Pap to the              ISSUER            YES             FOR                  FOR

Members of the Audit Committee of Magyar Telekom Plc,

 until 31 MAY 2013, provided that if the General

Meeting is held prior to May 31 of the year in which

such mandate expires, then their assignment lasts

until the date of the General Meeting

PROPOSAL #13.E: Election of Dr. Karoly Salamon to the        ISSUER            YES             FOR                  FOR

 Members of the Audit Committee of Magyar Telekom

Plc, until 31 MAY 2013, provided that if the general

Meeting is held prior to 31 MAY of the year in which

such mandate expires, then their assignment lasts

until the date of the general meeting

PROPOSAL #13.F: Approve to determine the remuneration        ISSUER            YES             FOR                  FOR

 of the Members of the Audit Committee as follows:

Chairman of the Audit Committee: HUF 440,000 per

month; Members of the Audit Committee: HUF 220,000

per month

PROPOSAL #14.: Election of Magyar Telekom Plc. (the          ISSUER            YES             FOR                  FOR

Company) PricewaterhouseCoopers Ltd as the Auditor of

 (1077 Budapest, Wesselenyi u. 16; Company

Registration Number: 01-09-063022; Registration

Number: 001464) and approve to determine of its

remuneration; designation of the Auditor who will be

personally responsible for the audit of the Company

and designation of the Deputy Auditor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAHANAGAR TELEPHONE NIGAM LTD

  TICKER:                  N/A                 CUSIP:   Y5401F111

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet of the Company as at 31 MAR 2009 and the profit

 and loss account for the YE on that date together

with the reports of the Auditors and the Directors

and the comments of the Comptroller and the Auditor

General of India thereon under Section 619 (4) of the

 Companies Act, 1956

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-appoint Mrs. Usha Sahajpal as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.B: Re-appoint Shri J.S. Deepak as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Approve to fix the remuneration of the         ISSUER            YES             FOR                  FOR

Statutory and the Branch Auditors appointed by the

Comptroller and the Auditor General of India for the

FY 2009-10

PROPOSAL #5.: Appoint Sh. Manish Sinha as a Director         ISSUER            YES             FOR                  FOR

of the Company from the date of AGM i.e 25 SEP 2009

in terms as specified

PROPOSAL #6.: Appoint Sh. Adit Jain as a Director of         ISSUER            YES             FOR                  FOR

the Company from the date of AGM i.e 25 SEP 2009 in

terms as specified

PROPOSAL #7.: Appoint Sh. V.S Lyer as a Director of          ISSUER            YES             FOR                  FOR

the Company from the date of AGM i.e 25 SEP 2009 in

terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAHINDRA & MAHINDRA LTD

  TICKER:                  N/A                 CUSIP:   Y54164135

  MEETING DATE:      7/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at YE 31 MAR 2009 and profit and loss

account for the YE on that date and the report of the

 Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on Ordinary [Equity]        ISSUER            YES             FOR                  FOR

 Shares

PROPOSAL #3.: Re-elect Mr. Deepak S. Parekh as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-elect Mr. Bharat Doshi as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-elect Mr. Narayanan Vaghul as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint, pursuant to Section 224 of         ISSUER            YES             FOR                  FOR

the Companies Act, 1956, Messrs. Deloitte Haskins &

Sells, Chartered Accountants, the retiring Auditors

of the Company, as the Auditors of the Company to

hold office from the conclusion of this AGM, until

the conclusion of the next AGM of the Company at a

remuneration to be determined by the Board in

addition to out of pocket expenses as may be incurred

 by them during the course of the Audit

PROPOSAL #7.: Approve that, in accordance with the            ISSUER            YES             FOR                  FOR

provisions of Section 257 and all other applicable

provisions, if any, of the Companies Act 1956, Mr.

Arun Kanti Dasgupta who was appointed as a Director

in the casual vacancy caused by the resignation of

Mr. Thomas Mathew T. and who ceases to hold office as

 per the provisions of Section 262 of the Companies

Act, 1956 at the ensuing AGM and in respect of whom

the Company has received a notice in writing

proposing his candidature for the office of Director,

 be appointed as a Director of the Company, liable to

 retire by rotation

PROPOSAL #S.8: Authorize the Company, in supersession        ISSUER            YES             FOR                  FOR

 of the Resolution passed by the shareholders at the

57th AGM of the Company held on 28 JUL 2003 and the

Registrar of Companies having been given in advance a

 copy of this proposed special resolution, to keep

its Registers and Index of Members and Debenture/Bond

 holders and copies of annual returns prepared under

Section 159 of the Companies Act,1956 together with

copies of certificates and documents required to be

annexed thereto under Section 161 of the Companies

Act, 1956 or one or more of them at the office

premises of the Company's Registrar & Share Transfer

Agents viz. Sharepro Services [India] Private Limited

 [R&T Agents] at 13AB, Samhita Warehousing Complex,

2nd floor, Sakinaka Telephone Exchange Lane, Off

Andheri Kurla Road, Sakinaka, Andheri [East], Mumbai-

 400 072 and/or its office premises at 912, Raheja

Centre, Free Press Journal Road, Nariman Point,

Mumbai-400 021, and/or at such other place[s] within

the city of Mumbai where the R&T agents may shift its

 office from time to time and/or at the Registered

Office of the Company at Gateway Building, Apollo

Bunder, Mumbai- 400 001 and/or at the Company's

Corporate office at Mahindra Towers, Dr. G.M. Bhosale

 Marg, P.K. Kurne Chowk, Worli, Mumbai-400 018

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAHINDRA & MAHINDRA LTD

  TICKER:                  N/A                 CUSIP:   Y54164135

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 94 and other applicable provisions, if any,

of the Companies Act, 1956, and the provisions of the

 Memorandum and Articles of Association of the

Company and subject to the approval(s), consents,

permissions and sanctions as may be necessary from

the concerned statutory authorities, each ordinary

[Equity] share of the Company having a face value of

INR 10 each fully paid-up to sub-divided into 2

ordinary [Equity] shares of the face value of INR 5

each fully paid-up; sub-division of Equity shares,

the existing Share Certificates in relation to the

existing Equity shares of the face value of INR 10

each held in physical form shall be deemed to have

been automatically cancelled and be of no effect on

and from the Record Date and the Company may, without

 requiring the surrender of the existing Share

Certificates, directly issue and dispatch the new

Share Certificates of the Company, in lieu of such

existing Share Certificates subject to the provisions

 of the Companies [issue of Share Certificate] rules,

 1960 and in the case of shares held in the

dematerialized form, the number of sub-divided Equity

 shares be credited to the respective the Equity

shares of the Company before sub-division; and

authorize the Board of Directors of the Company

[which expression shall also include a Committee

thereof] to take such steps as may be necessary for

obtaining approvals, statutory, contractual or

otherwise, and to settle all matters arising out of

and incidental thereto, and to execute all deeds,

applications, documents and writings that may be

required, on behalf of the Company and generally to

do all acts, deeds, matters and things that may be

necessary, proper, expedient or incidental for the

PROPOSAL #2.: Approve, pursuant to Section 16 and all        ISSUER            YES             FOR                  FOR

 other applicable provisions, if any, of the

Companies Act, 1956, to alter Clause 5 of the

Memorandum of Association of the Company by

substituting in its place and stead as specified

PROPOSAL #S.3: Approve, pursuant to Section 31 and            ISSUER            YES             FOR                  FOR

all other applicable provisions, if any, of the

Companies Act, 1956, to substitute Article 3 of the

Articles of Association of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      7/5/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES             FOR                  FOR

the Directors report for the year 2008

PROPOSAL #2.: Appoint the Accountant-Auditors and              ISSUER            YES             FOR                  FOR

authorize the Board to fix their fees

PROPOSAL #3.1: Re-appoint Mr. Abraham Bigger as an            ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.2: Re-appoint Mr. Nochi Dankner as an              ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.3: Re-appoint Mr. Zvi Livnat as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.4: Re-appoint Mr. Itzhak Manor as an                ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.5: Re-appoint Mr. Ra'anan Cohen as an              ISSUER            YES         AGAINST           AGAINST

Officiating Director

PROPOSAL #3.6: Re-appoint Mr. Chaim Gavrieli as an            ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.7: Re-appoint Mr. Ami Arel as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.8: Re-appoint Mr. Avi Fisher as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.9: Re-appoint Professor. Dov Pekleman as         ISSUER            YES             FOR                  FOR

an Officiating Director

PROPOSAL #3.10: Re-appoint Professor. Harmona Shorek         ISSUER            YES             FOR                  FOR

as an Officiating Director

PROPOSAL #4.: Re-appoint Dr. Gideon Shityat as an              ISSUER            YES             FOR                  FOR

External Director, for an additional statutory 3 year

 period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the extension of the exercise          ISSUER            YES             FOR                  FOR

period options of the Chairman of the Board, Mr. A.

Bigger, to 3 until 4 years, in place of the original

2 years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      1/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint Professor I. Hat as an                 ISSUER            YES             FOR                  FOR

External Director for an additional statutory 3 year

period

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKHTESHIM-AGAN INDS LTD

  TICKER:                  N/A                 CUSIP:   M67888103

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve that in any issuance of                       ISSUER            YES         AGAINST           AGAINST

securities by means of rights, due to which the Law

of a foreign country should apply to the Company, the

 Company may not offer the rights to the owners of

Company securities due to which the Law of the

foreign state applies to the offer  'Foreign Holders'

 and 'Exclusion of Foreign Holders', as the case may

be , according to the Securities Regulations  means

of offering the public securities , 5767-2007

hereinafter 'The Means of Offering Regulations'

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAKITA CORPORATION

  TICKER:                  N/A                 CUSIP:   J39584107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MALAYAN BANKING BHD MAYBANK

  TICKER:                  N/A                 CUSIP:   Y54671105

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 30 JUN 2009 together with the

reports of the Directors and of the Auditors thereon

PROPOSAL #2.: Approve the payment of a final dividend        ISSUER            YES             FOR                  FOR

 of 8 sen per share less 25% income tax, for the FYE

30 JUN 2009

PROPOSAL #3.: Re-elect Spencer Lee Tien Chye as a              ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 100

of the Company's Articles of Association

PROPOSAL #4.: Re-elect Tan Sri Datuk Dr Hadenan A.            ISSUER            YES             FOR                  FOR

Jalil as a Director, who retires in accordance with

Article 100 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Dato Seri Ismail Shahudin as a        ISSUER            YES             FOR                  FOR

 Director, who retires in accordance with Article 100

 of the Company's Articles of Association

PROPOSAL #6.: Re-elect Dato Dr. Tan Tat Wai as a                ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 100

of the Company's Articles of Association

PROPOSAL #7.: Re-elect Zainal Abidin Jamal as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 100

of the Company's Articles of Association

PROPOSAL #8.: Re-elect Alister Maitland as a                       ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 100

of the Company's Articles of Association

PROPOSAL #9.: Re-elect Cheah Teik Seng as a Director,        ISSUER            YES             FOR                  FOR

 who retires in accordance with Article 100 of the

Company's Articles of Association

PROPOSAL #10.: Re-elect Dato Johan Ariffin as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 100

of the Company's Articles of Association

PROPOSAL #11.: Re-elect Sreesanthan Eliathamby as a          ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 100

of the Company's Articles of Association

PROPOSAL #12.: Approve the payment of Directors' fees        ISSUER            YES             FOR                  FOR

 of MYR 993,958.87 for the FYE 30 JUN 2009

PROPOSAL #13.: Re-appoint Messrs Ernst & Young as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company for the FYE 30 JUN 2010 and

authorize the Directors to fix their remuneration

PROPOSAL #14.: Authorize the Directors, subject                 ISSUER            YES             FOR                  FOR

always to the Companies Act, 1965, the Company's

Articles of Association and approval of the relevant

government/regulatory authorities, pursuant to

Section 132D of the Companies Act, 1965, to issue

shares in the Company at any time until the

conclusion of the next AGM and upon such terms and

conditions and for such purposes as the Directors

may, in their absolute discretion deem fit, provided

that the aggregate number of shares to be issued does

 not exceed 10% of the issued share capital of the

Company for the time being

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MALAYAN BANKING BHD MAYBANK

  TICKER:                  N/A                 CUSIP:   Y54671105

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Company, subject to the            ISSUER            YES             FOR                  FOR

relevant regulatory approvals being obtained,

including but not limited to the approval of the Bank

 Negara Malaysia in relation to the Proposed Dividend

 Reinvestment Plan, to: a) implement the Proposed

Dividend Reinvestment Plan; b) allot and issue such

number of new ordinary shares of MYR 1.00 each in

Maybank (Maybank Shares) for the Proposed Dividend

Reinvestment Plan until the conclusion of the next

AGM, upon such terms and conditions and to or with

such persons as the Directors may, in their absolute

discretion, deem fit and in the interest of the

Company; the said new Maybank Shares shall, upon

allotment and issue, rank pari passu in all respects

with the existing Maybank Shares CONTD.

PROPOSAL #CONTD: CONTD. in issue, save and except              ISSUER             NO              N/A                  N/A

that they shall not be entitled to any dividends,

rights, allotments and/or other distributions, the

entitlement date of which precedes the date of

allotment of the new Maybank Shares to be issued

pursuant to the Proposed Dividend Reinvestment Plan;

for the purpose thereof, entitlement date means the

date as at the close of business on which

shareholders of the Company must be registered in

order to participate in any dividends, rights,

allotments or other distributions; authorize the

Directors and the Secretary of the Company to do all

such acts and enter into all such transactions,

arrangements and documents as may be necessary or

expedient in order to give full effect to the

PROPOSAL #CONTD: CONTD. with full power to assent to         ISSUER             NO              N/A                  N/A

any conditions, modifications, variations and/or

amendments (if any) as may be imposed or agreed to by

 any relevant authorities or consequent upon the

implementation of the said conditions, modifications,

 variations and/or amendments or at the discretion of

 the Directors in the best interest of the Company;

and no information memorandum/ modified prospectus

(as the case may be) pertaining to the Proposed

Dividend Reinvestment Plan shall be issued or sent to

 the shareholders of the Company having registered

address outside Malaysia or who have not provided an

address in Malaysia at which such documents may be

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAN GROUP PLC

  TICKER:                  N/A                 CUSIP:   G5790V156

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the 'Directors', 'Auditors'              ISSUER            YES             FOR                  FOR

reports and the financial statements for the YE 31

MAR 2009

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 15.47 pence        ISSUER            YES             FOR                  FOR

 per ordinary share giving a total of 27.36 pence per

 ordinary share for the YE 31 MAR 2009

PROPOSAL #4.: Re-appoint Mr. Jon Aisbitt as the                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5.: Re-appoint Mr. Peter Clarke as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company to hold office from

the conclusion of this meeting until the conclusion

of the next AGM at which accounts are laid before the

PROPOSAL #7.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #8.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital of the Company from USD

681,010,434.49209 and GBP 50,000 to USD

698,010,434.49209 and GBP 50,000 by the creation of

495,829,201 ordinary shares of 3 3/7 US cents each

ranking pari passu in all respects with the existing

ordinary shares of 3 3/7 US cents in the capital of

PROPOSAL #9.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to Section 80 of the Companies Act 1985

[the Act] to exercise all the powers of the Company

to allot relevant securities [within the meaning of

Section 80 of the Act]: [a] up to a nominal amount of

 USD 19,520,845; and [b] comprising equity securities

 [within the meaning of Section 94 of the Act] up to

a nominal amount of USD 39,041,690 [such amount to be

 reduced by the nominal amount of any relevant

securities issued under paragraph [a] of this

Resolution 9] in connection with an offer by way of a

 rights issue: [i] to ordinary shareholders in

proportion [as nearly as may be practicable] to their

 existing holdings; and [ii] to holders of other

equity securities, as required by the rights of those

 securities or, subject to such rights, as the

Directors of the Company otherwise consider

necessary, and so that the Directors of the Company

may impose any limits or restrictions and make any

arrangements which they consider necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, or under the laws of, any

territory or any other matter, [Authority expires the

 earlier of the conclusion of the AGM of the Company

unless previously renewed, varied or revoked by the

Company in GM]; and the directors of the Company may

allot relevant securities under any such offer or

agreement as if the authority conferred hereby had

PROPOSAL #S.10: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company pursuant to Section 95 of the Companies Act

1985 [the Act], to allot equity securities [within

the meaning of Section 94[2] of the Act] wholly for

cash pursuant to the general authorities conferred by

 Resolution 9 and/or where the allotment constitutes

an allotment of equity securities by virtue of

Section 94 [3A] of the Act, in each case free of the

restriction in Section 89[1] of the Act, such power

to be limited to: a]the allotment of equity

securities in connection with an offer of equity

securities [but in the case of an allotment pursuant

to the authority granted under paragraph [b] of

Resolution 9, such power shall be limited to the

allotment of equity securities in connection with an

offer by way of a rights issue only]: [i] to ordinary

 shareholders in proportion [as nearly as may be

practicable] to their existing shareholdings; and

[ii] to the holders of other equity securities, as

required by the rights of those securities or,

subject to such rights, as the Directors of the

Company otherwise consider necessary, and so that the

 Directors of the Company may impose any limits or

restrictions and make any arrangements which it

considers necessary or appropriate to deal with

treasury shares, fractional entitlements, record

dates, legal, regulatory or practical problems in, or

 under the laws of, any territory or any other

matter; b]and the allotment of equity securities

pursuant to the authority granted under paragraph [a]

 of Resolution 9 and/or an allotment which

constitutes an allotment of equity securities by

virtue of Section 94 [3A] of the Act [in each case,

otherwise than in the circumstances set out in

paragraph [a] of this Resolution 10] up to an

aggregate nominal amount of USD 2,928,127, such power

 to apply [Authority expires the earlier of the

conclusion of the AGM of the Company unless

previously renewed, varied or revoked by the Company

after the date of the passing of this resolution or

08 OCT 2010] and the Directors of the Company may

allot equity securities under any such offer or

PROPOSAL #S.11: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Section 166 of the Companies Act 1985 [the Act] to

make market purchases [within the meaning of Section

163 of the Act] on the London Stock Exchange of

ordinary shares of 3 3/7 US cents each [ordinary

shares] provided that: [i] the maximum aggregate

number of ordinary shares that may be purchased is

170,805,967; in substitution for all existing powers,

 the Company;[ii] the minimum price[exclusive of

expenses] which may be paid for an ordinary share is

3 3/7 US cents or the sterling equivalent of 3 3/7 US

 cents;[iii] the maximum price[exclusive of expenses]

 which may be paid for each ordinary share is higher

of:[a] 105% of the average market value of an

ordinary share in the Company for the 5 business days

 prior to the day the purchase is made; and the value

 of an ordinary share calculated on the basis of the

higher of the price quoted for [a] the last

independent trade of; and [b] the highest current

independent bid for any number of the Company's

ordinary shares on the London Stock Exchange;

[Authority expires on the conclusion of the next

Annual General Meeting of the Company or on the

earlier of 08 JAN 2011] and the Company may make a

purchase of ordinary shares in pursuance of any such

contract as if the authority conferred by this

PROPOSAL #S.12: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings of the Company other than AGM on not

 less than 14 clear days' notice, [Authority shall

expire at the conclusion of the next AGM of the

Company after the passing of this resolution]

PROPOSAL #S.13: Approve and authorize the terms of            ISSUER            YES             FOR                  FOR

the proposed contract [a draft of which has been

produced to the meeting and initialled by the

Chairman of the meeting for the purpose of

identification only] between the Company and all the

holders of deferred dollar shares of 0.001 US cent

each in the capital of the Company [the deferred

dollar shares], which will be executed by a Director

or officer of the Company on behalf of such holders

in accordance with Article 167[F][1] of the Articles

of Association of the Company, pursuant to which the

Company will purchase all of the deferred dollar

shares in issue, for the purposes of section 164 of

the Companies Act 1985 [as amended] and otherwise,

but so that such approval and [authority shall expire

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAN SE

  TICKER:                  N/A                 CUSIP:   D51716104

  MEETING DATE:      4/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements of MAN SE and the approved

consolidated financial statements for the year ending

 December 31, 2009 in addition to the management

report of MAN SE and the MAN Group management report

for the 2009 fiscal year as well as the explanatory

report on information in accordance with sections 289

 (4) and 315 (4) of the Handelsgesetzbuch (HGB German

  Commercial Code) and the report of the Supervisory

Board

PROPOSAL #2.: Appropriation of MAN SE's net retained         ISSUER             NO              N/A                  N/A

profits

PROPOSAL #3.: Approval of the Executive                                ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Approval of the Supervisory Board's              ISSUER             NO              N/A                  N/A

actions

PROPOSAL #5.1: Election of a new member to the                   ISSUER             NO              N/A                  N/A

Supervisory Board: Ulf Berkenhagen

PROPOSAL #5.2: Election of a new member to the                   ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. jur. Thomas Kremer

PROPOSAL #6.: Authorization to purchase and use own          ISSUER             NO              N/A                  N/A

shares

PROPOSAL #7.: Cancellation of existing authorized              ISSUER             NO              N/A                  N/A

capital, authorization to create new authorized

capital and amendments to the Articles of Association

PROPOSAL #8.: Authorization to issue convertible                ISSUER             NO              N/A                  N/A

bonds and bonds with warrants, creation of contingent

 capital and amendments to the Articles of Association

PROPOSAL #9.: Amendment to the Articles of                          ISSUER             NO              N/A                  N/A

Association to create the option of appointing

Executive Board members for up to six years

PROPOSAL #10.: Amendment to the Articles of                        ISSUER             NO              N/A                  N/A

Association to determine attendance fees for

Supervisory Board members

PROPOSAL #11.: Amendments to the Articles of                       ISSUER             NO              N/A                  N/A

Association based on ARUG

PROPOSAL #12.: Appointment of auditors for the 2010          ISSUER             NO              N/A                  N/A

fiscal year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MANGALORE REFINERY & PETROCHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   Y5763P137

  MEETING DATE:      9/19/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the balance         ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit & loss account

 for the YE on that date together with the reports of

 the Directors, Auditors and Comptroller and Auditor

General of India thereon

PROPOSAL #2.: Approve the payment of dividend on the         ISSUER            YES             FOR                  FOR

preference shares for the FYE 31 MAR 2009

PROPOSAL #3.: Declare a dividend on Equity Shares for        ISSUER            YES             FOR                  FOR

 the FYE 31 MAR 2009

PROPOSAL #4.: Re-appoint Shri R. S. Sharma as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri S. Roy Choudhury as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Approve to fix and/or to determine the         ISSUER            YES             FOR                  FOR

payment of remuneration to the Auditors of the

Company to be appointed by the Comptroller and the

Auditor General of India for auditing the accounts of

 the Company for the FY 2009-10

PROPOSAL #7.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company, supplemental to the resolution passed by

the Company at its AGM held on 29 NOV 1997 and

pursuant to the provisions of Section 293[1][d] read

with Section 293[1][a] of the Companies Act, 1956 to

borrow monies, from time to time, either by way of

rupee loans or by way of foreign currency loans or by

 way of rupee loans or by way of foreign currency

loans or by way of issue of debentures or by issue of

 other instruments, and either from the Company's

bankers or from any other banks/financial

institutions or any other lending institutions or

bodies corporate or other persons on such terms,

conditions and covenants as are stipulated and as may

 be considered appropriate by the Board of Directors,

 an amount not exceeding in the aggregate at any

point of time INR 15000 crores, notwithstanding that

the monies to be borrowed by the Company, [apart from

 the temporary loans obtained from the Company's

bankers in the ordinary course of business], will

exceed in the aggregate the paid up capital of the

Company and its free reserves, that is to say,

reserves not set apart for any specific purposes; to

secure the aforesaid borrowings together with

interest at the respective agreed rates, additional

interest compound interest in case of default,

accumulated interest, liquidated damages, commitment

charges, premia on prepayment or on redemption,

remuneration of agent[s]/ trustee[s] and all other

costs, charges and expenses, including any increase

as a result of devaluation/revaluation/fluctuation in

 the rates of exchange and all other monies payable

by the Company in terms of loan agreements/debentures

 trust deeds or any other document entered into/to be

 entered into between the Company and the

lender[s]/agenda[s]/trustee[s] in respect of the said

 loans/borrowings/debentures either by way of

mortgage [including equitable mortgage],

hypothecation, pledge and/or lien in addition to the

mortgages/charges created/to be created by the

company, on such terms and condition, in such form

and manner and with such ranking for priority and at

such times as the Board of Directors may determine,

on all or any of the properties of the company

including land, building, plant, machinery, other

fixed assets, stock in trade, book debts, bank

deposits, shares, securities and any other assets as

held presently and/or to be acquired in future and by

 giving guarantees, indemnities, undertakings for and

 on behalf of the Company; to finalize, settle and

execute all documents/deeds/agreements as may be

required, and generally to take all other necessary

steps and to do all acts, deeds, matters and things

as it may in its absolute discretion deem necessary,

expedient, proper or desirable and to settle any

question, difficulty or doubt that may arise in

regard to the creation of the aforesaid

mortgages/charges, or otherwise considered by the

PROPOSAL #S.8: Amend, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Sections 31, 259 and other applicable provisions, if

any, of the Companies Act, 1956, the Articles 128A

and 164 of the Articles of Association of the Company

 as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MANILA ELECTRIC CO MER, PASIG CITY

  TICKER:                  N/A                 CUSIP:   Y5764J148

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Call to order                                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Certification of notice and quorum                  ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the minutes of the annual                   ISSUER            YES             FOR                  FOR

meeting of stockholders held on 27 MAY 2009

PROPOSAL #4: Receive the report of the Chairman and          ISSUER            YES             FOR                  FOR

the Chief Executive Officer

PROPOSAL #5: Receive the report of the President                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the 2009 audited financial                 ISSUER            YES             FOR                  FOR

statements

PROPOSAL #7: Approve the allocation of common shares         ISSUER            YES             FOR                  FOR

for Employees Stock Purchase Plan

PROPOSAL #8: Ratify the acts of the Board and                     ISSUER            YES             FOR                  FOR

Management

PROPOSAL #9: Appointment of External Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #10.1: Election of Mr. Ramon S. Ang as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #10.2: Election of Mr. Elpi O. Cuna, Jr. as         ISSUER            YES             FOR                  FOR

a Director for the ensuing year

PROPOSAL #10.3: Election of Mr. Jose P. De Jesus as a        ISSUER            YES         AGAINST           AGAINST

 Director for the ensuing year

PROPOSAL #10.4: Election of Ray C. Espinosa as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #10.5: Election of Ms. Elenita D. Go as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #10.6: Election of Mr. Manuel M. Lopez as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #10.7: Election of Estelito P. Mendoza as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #10.8: Election of Mr. Napoleon L. Nazareno         ISSUER            YES             FOR                  FOR

as a Director for the ensuing year

PROPOSAL #10.9: Election of Artemio V. Panganiban as         ISSUER            YES             FOR                  FOR

an Independent Director for the ensuing year

PROPOSAL #10.10: Election of Mr. Manuel V. Pangilinan        ISSUER            YES             FOR                  FOR

 as a Director for the ensuing year

PROPOSAL #10.11: Election of Mr. Pedro E. Roxas as an        ISSUER            YES             FOR                  FOR

 Independent Director for the ensuing year

PROPOSAL #11: Other business                                                   ISSUER             NO              N/A                  N/A

PROPOSAL #12: Adjournment                                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MANPOWER INC.

  TICKER:                  MAN                 CUSIP:   56418H100

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GINA R. BOSWELL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK M. GREENBERG                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TERRY A. HUENEKE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: APPROVAL OF THE PROPOSED AMENDMENT TO          ISSUER            YES             FOR                  FOR

THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

 MANPOWER INC. TO PROVIDE FOR A MAJORITY VOTING

STANDARD FOR UNCONTESTED ELECTIONS OF DIRECTORS.

PROPOSAL #04: APPROVAL OF THE PROPOSED AMENDMENT TO          ISSUER            YES             FOR                  FOR

THE AMENDED AND RESTATED BY-LAWS OF MANPOWER INC. TO

PROVIDE FOR A MAJORITY VOTING STANDARD FOR

UNCONTESTED ELECTIONS OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MANULIFE FINL CORP MED TERM  NTS CDS-

  TICKER:                  N/A                 CUSIP:   56501R106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Linda B. Bammann as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.2: Election of John M. Cassaday as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.3: Election of Gail C. A. Cook-Bennett as        ISSUER            YES             FOR                  FOR

 a Director of the Company

PROPOSAL #1.4: Election of Thomas P. d'Aquino as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.5: Election of Richard B. DeWolfe as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.6: Election of Robert E. Dineen, Jr. as a        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #1.7: Election of Pierre Y. Ducros as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.8: Election of Donald A. Guloien as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.9: Election of Scott M. Hand as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.10: Election of Robert J. Harding as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.11: Election of Luther S. Helms as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.12: Election of Thomas E. Kierans as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.13: Election of Lorna R. Marsden as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.14: Election of John R.V. Palmer as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.15: Election of Hugh W. Sloan, Jr. as a          ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #1.16: Election of Gordon G. Thiessen as a          ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #2: Appointment of Ernst & Young LLP as the         ISSUER            YES             FOR                  FOR

Auditors of the Company for 2010

PROPOSAL #S.3: Amend the By-Law No. 1 increasing the         ISSUER            YES             FOR                  FOR

aggregate annual remuneration payable to the Board of

 Directors

PROPOSAL #4: Approve the Company's approach to                   ISSUER            YES             FOR                  FOR

Executive Compensation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAP GROUP

  TICKER:                  N/A                 CUSIP:   Q5763C127

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appointment of KPMG as the Auditor of          ISSUER            YES             FOR                  FOR

the Company and authorize the Directors to determine

its remuneration

PROPOSAL #2.: Re-elect Jeffrey Conyers as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.: Approve, for the purposes of Bye-Law            ISSUER            YES             FOR                  FOR

60(a) and ASX Listing Rule 10.17, and for all other

purposes, effective from 16 OCT 2009, an increase to

the maximum aggregate amount of fees payable to all

non-executive directors of the Company to USD 240,000

 per annum representing an increase of USD 100,000

per annum

PROPOSAL #S.1: Approve, for the purposes of Section          ISSUER            YES             FOR                  FOR

601GC(1)(a) of the Corporations Act 2001, and for all

 other purposes, Clause 21.4(q)(1)(i) of the MAT1

constitution is deleted and replaced with as specified

PROPOSAL #2.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.17, and for all other purposes,

effective from 16 OCT 2009 to increase the maximum

aggregate amount of fees payable to all Non-Executive

 Directors of the Responsible Entity which together

with any fees paid under the equivalent provision of

the constitution of MAp Airports Trust 2 shall not

exceed AUD 1.5 million per annum in aggregate,

representing an increase of AUD 800,000 per annum

PROPOSAL #1.: Re-election of Trevor Gerber as a                 ISSUER            YES             FOR                  FOR

Director of MAp Airports Limited by its shareholder

PROPOSAL #2.: Re-election of John Roberts as a                   ISSUER            YES             FOR                  FOR

Director of MAp Airports Limited by its shareholder

PROPOSAL #3.: Approve the election, effective from 01        ISSUER            YES             FOR                  FOR

 JUL 2010 of Kerrie Mather as a Director of MAp

Airports Limited by its shareholder

PROPOSAL #4.: Approve the election, effective from 01        ISSUER            YES             FOR                  FOR

 JUL 2010, of John Mullen as a Director of Map

Airports Limited by its shareholder

PROPOSAL #5.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve the election, effective

 from 01 JUL 2010, of Stephen Mayne as a director of

MAp Airports Limited by its shareholder

PROPOSAL #S.6: Approve, for the purposes of Section          ISSUER            YES             FOR                  FOR

601GC(1)(a) of the Corporations Act 2001, and for all

 other purposes, Clause 21.4(q)(1)(i) of the MAT2

constitution is deleted and replaced with as specified

PROPOSAL #7.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.17, and for all other purposes,

effective from 16 OCT 2009 to increase the maximum

aggregate amount of fees payable to all Non-executive

 Directors of the Responsible Entity which together

with any fees paid under the equivalent provision of

the constitution of MAp Airports Trust 1 shall not

exceed AUD 1.5 million per annum in aggregate,

representing an increase of AUD 800,000 per annum

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAPFRE SA

  TICKER:                  N/A                 CUSIP:   E3449V125

  MEETING DATE:      3/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual account in 2009 and          ISSUER            YES             FOR                  FOR

the distribution of the result

PROPOSAL #2: Approve the management of the Board                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect the Board's Members                             ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the distribution of the dividend        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Authorize the Board Members to increase         ISSUER            YES             FOR                  FOR

the capital until the limit established in Article

153 within the Law of Corporations

PROPOSAL #6: Authorize the Board, in accordance with         ISSUER            YES             FOR                  FOR

Article 75, to purchase own shares

PROPOSAL #7: Approve the report about the policy of          ISSUER            YES         AGAINST           AGAINST

the salaries of the Board

PROPOSAL #8: Appoint the Auditors                                           ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the minutes                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARATHON OIL CORPORATION

  TICKER:                  MRO                 CUSIP:   565849106

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GREGORY H. BOYCE         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CLARENCE P.                 ISSUER            YES             FOR                  FOR

CAZALOT, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID A. DABERKO         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM L. DAVIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SHIRLEY ANN                 ISSUER            YES             FOR                  FOR

JACKSON

PROPOSAL #1F: ELECTION OF DIRECTOR: PHILIP LADER                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CHARLES R. LEE             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MICHAEL E.J.                ISSUER            YES             FOR                  FOR

PHELPS

PROPOSAL #1I: ELECTION OF DIRECTOR: DENNIS H. REILLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: SETH E. SCHOFIELD        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN W. SNOW                ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: THOMAS J. USHER           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITOR

 FOR 2010

PROPOSAL #03: STOCKHOLDER PROPOSAL TO AMEND OUR BY-       SHAREHOLDER        YES         AGAINST               FOR

LAWS TO LOWER THE THRESHOLD FOR STOCKHOLDERS TO CALL

SPECIAL MEETINGS

PROPOSAL #04: STOCKHOLDER PROPOSAL TO ADOPT A POLICY    SHAREHOLDER        YES         AGAINST               FOR

FOR RATIFICATION AND APPROVAL OF EXECUTIVE

COMPENSATION POLICIES AND PRACTICES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARFIN INVESTMENT GROUP HOLDING SA, ATHENS

  TICKER:                  N/A                 CUSIP:   X5188E106

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the separate and consolidated            ISSUER             NO              N/A                  N/A

annual financial statements of the FY 2009, the

respective reports of the Board of Directors and the

Chartered Accountants Auditors

PROPOSAL #2: Grant discharge of the Members of the            ISSUER             NO              N/A                  N/A

Board and Chartered Accountants Auditors from all

liability with regard to the activities of FY 2009

PROPOSAL #3: Appointment of Chartered Accountants              ISSUER             NO              N/A                  N/A

Auditors for the FY 2010

PROPOSAL #4: Receive the report of activities of the         ISSUER             NO              N/A                  N/A

nomination and remuneration committee to the OGM of

shareholders

PROPOSAL #5: Election of new Board Members in                     ISSUER             NO              N/A                  N/A

replacement of resigned Members

PROPOSAL #6: Election of new Board of Directors                 ISSUER             NO              N/A                  N/A

appointment of Independent Board Members

PROPOSAL #7: Election of Members of the nomination            ISSUER             NO              N/A                  N/A

remuneration committee of the Company

PROPOSAL #8: Appointment of Members of the audit                ISSUER             NO              N/A                  N/A

committee in accordance with Article 37, law 3693.2008

PROPOSAL #9: Approve the contracts and remunerations         ISSUER             NO              N/A                  N/A

in accordance with Articles 23A and 24 of codified

law 2190.1920

PROPOSAL #10: Approve the acquisition of own shares          ISSUER             NO              N/A                  N/A

in accordance with Article 16 paragraphs 1 and 2 of

codified law 2190.1920

PROPOSAL #11: Amend the Articles 20 authorization              ISSUER             NO              N/A                  N/A

powers of the Board of Directors and 23 convocation

of the Board of Directors of the Company's articles

PROPOSAL #12: Approve to increase the Company's share        ISSUER             NO              N/A                  N/A

 capital through capitalization of reserves of the

Company, with a respective increase of the nominal

value of each share, amendment of Article 5,

paragraph 1 of the Company'S Articles

PROPOSAL #13: Approve the reduction of the Company's         ISSUER             NO              N/A                  N/A

share capital by cash refund to the shareholders,

with a respective decrease of the nominal value of

each share, further amendment of Article 5, paragraph

 1 of the Company's Articles

PROPOSAL #14: Approve to increase the Company's share        ISSUER             NO              N/A                  N/A

 capital through issue of new shares above par, with

payment in cash effected through reinvestment of the

capital return by shareholders, further amendment of

Article 5, paragraph 1 of the Company's Articles,

determination of the distribution price of the new

shares and other terms of the increase, admission of

the shares to be issued as a result of the capital

increase for trading in athex, authorize the Board of

 Directors to regulate all matters pertaining to the

distribution and admission of the new shareholders in

 athex, and any relevant matter

PROPOSAL #15: Authorize the Board of Directors with          ISSUER             NO              N/A                  N/A

regard to the share capital increase of the Company

in accordance with Article 13, paragraph1 of codified

 law 2190.1920. amendment of Article 5 of the

Company's Articles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARFIN INVESTMENT GROUP HOLDING SA, ATHENS

  TICKER:                  N/A                 CUSIP:   X5188E106

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to increase the Company's share         ISSUER             NO              N/A                  N/A

capital through capitalization of reserves of the

Company, with a respective increase of the nominal

value of each share; amend Article 5, paragraph 1 of

the Company's Articles

PROPOSAL #2: Approve the reduction of the Company's          ISSUER             NO              N/A                  N/A

share capital by cash refund to the shareholders,

with a respective decrease of the nominal value of

each share and further amend Article 5, paragraph 1

of the Company's Articles

PROPOSAL #3: Approve to increase the Company's share         ISSUER             NO              N/A                  N/A

capital through issue of new shares above par, with

payment in cash effected through reinvestment of the

capital return by shareholders and further amend

Article 5, paragraph 1 of the Company's Articles; and

 the determination of the distribution price of the

new shares and other terms of the increase; admission

 of the shares to be issued as a result of the

capital increase  for trading in Athex and authorize

the Board of Directors to regulate all matters

pertaining to the  distribution and admission of the

new shareholders in Athex, and any relevant matter

PROPOSAL #4: Authorize the Board of Directors with            ISSUER             NO              N/A                  N/A

regard to the share capital increase of the Company

in accordance with Article 13, paragraph 1 of

Codified Law 2190.1920 and amend Article 5 of the

Company's Articles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARFRIG ALIMENTOS SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P64389102

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Approve the proposal for the issuance of        ISSUER            YES             FOR                  FOR

 debentures mandatorily convertible into common

shares, in one series, of the species without

guarantee, for private distribution, totaling, on the

 date of issuance, the amount of BRL 2,500,000,000,

which will constitute the first issuance of

debentures of the Company, from here onwards the

first issuance of debentures

PROPOSAL #B: Authorize the Board of Directors of the         ISSUER            YES             FOR                  FOR

Company to decide regarding lines VI through VIII of

Article 59 of Law number 6404 of 1976, as amended, as

 well as to decide regarding the opportuneness of the

 first issuance of debentures, in addition to the

power to cancel the debentures that may be acquired

by the Company itself

PROPOSAL #C: Authorize the Executive Committee of the        ISSUER            YES             FOR                  FOR

 Company to do any and all acts necessary for the

implementation of the first issuance of debentures,

including being able to hire a paying agent and

transfer agent for the debentures and the trustee for

 the first issuance of debentures, as well as to sign

 the issuance indenture and any later addenda within

the limits established by the general meeting of

shareholders and by the Board of Directors, in

accordance with the terms of items A and B above

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARKEL CORPORATION

  TICKER:                  MKL                 CUSIP:   570535104

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: J. ALFRED BROADDUS, JR.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS C. EBY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEWART M. KASEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN I. KIRSHNER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEMUEL E. LEWIS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DARRELL D. MARTIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY F. MARKEL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN A. MARKEL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAY M. WEINBERG                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DEBORA J. WILSON                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF KPMG LLP BY         ISSUER            YES             FOR                  FOR

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AS THE

COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: TO APPROVE PERFORMANCE CRITERIA UNDER          ISSUER            YES             FOR                  FOR

THE MARKEL CORPORATION EXECUTIVE BONUS PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARKS AND SPENCER GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G5824M107

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and the                 ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Sir Stuart Rose                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Elect Mr. Jan Du Plessis                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Jeremy Darroch                             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Sir David Michels                              ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Louise Patten                                     ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint PwC as the Auditors                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Authorize the Audit Committee to                 ISSUER            YES             FOR                  FOR

determine Auditors remuneration

PROPOSAL #11.: Grant authority to allot shares                    ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve to disapply the pre emption          ISSUER            YES             FOR                  FOR

rights

PROPOSAL #S.13: Grant authority to purchase of own            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to call general meetings on          ISSUER            YES             FOR                  FOR

14 days notice

PROPOSAL #S.15: Approve the Republic of Ireland All          ISSUER            YES             FOR                  FOR

Employee Sharesave Plan

PROPOSAL #S.16: Approve to recommend that the Board          ISSUER            YES             FOR                  FOR

brings forward the appointment of an Independent

Chairman from JUL 2011 to JUL 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARRIOTT INTERNATIONAL, INC.

  TICKER:                  MAR                 CUSIP:   571903202

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: J.W. MARRIOTT, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN W. MARRIOTT         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1C: ELECTION OF DIRECTOR: MARY K. BUSH                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: LAWRENCE W.                 ISSUER            YES             FOR                  FOR

KELLNER

PROPOSAL #1E: ELECTION OF DIRECTOR: DEBRA L. LEE                ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: GEORGE MUNOZ                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: HARRY J. PEARCE           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: STEVEN'S REINEMUND      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: W. MITT ROMNEY             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WILLIAM J. SHAW           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: LAWRENCE M. SMALL        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG AS THE COMPANY'S INDEPENDENT REGISTERED

 PUBLIC ACCOUNTING FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARSH & MCLENNAN COMPANIES, INC.

  TICKER:                  MMC                 CUSIP:   571748102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LESLIE M. BAKER           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ZACHARY W. CARTER        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: BRIAN DUPERREAULT        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: OSCAR FANJUL                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: H. EDWARD HANWAY         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: GWENDOLYN S. KING        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: BRUCE P. NOLOP             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MARC D. OKEN                ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: STOCKHOLDER PROPOSAL: SHAREHOLDER             SHAREHOLDER        YES         AGAINST               FOR

ACTION BY WRITTEN CONSENT

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARSHALL & ILSLEY CORPORATION

  TICKER:                  MI                   CUSIP:   571837103

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JON F. CHAIT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. DANIELS, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK F. FURLONG                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TED D. KELLNER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS J. KUESTER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID J. LUBAR                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHARINE C. LYALL                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN A. MELLOWES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SAN W. ORR, JR.                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. O'TOOLE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER M. PLATTEN, III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN S. SHIELY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE E. WARDEBERG                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES B. WIGDALE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO APPROVE THE MARSHALL & ILSLEY                     ISSUER            YES             FOR                  FOR

CORPORATION 2010 EQUITY INCENTIVE PLAN;

PROPOSAL #3: TO RATIFY THE APPOINTMENT OF DELOITTE &         ISSUER            YES             FOR                  FOR

TOUCHE LLP TO AUDIT THE FINANCIAL STATEMENTS OF THE

COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010;

PROPOSAL #4: TO APPROVE A NON-BINDING, ADVISORY                 ISSUER            YES             FOR                  FOR

PROPOSAL ON THE COMPENSATION OF THE COMPANY'S

EXECUTIVE OFFICERS;

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARSTON'S PLC, WOLVERHAMPTON

  TICKER:                  N/A                 CUSIP:   G5852L104

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase the authorized                ISSUER            YES         AGAINST           AGAINST

share capital of the Company

PROPOSAL #2.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.3: Approve to disapply pre-emption rights        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARUBENI CORPORATION

  TICKER:                  N/A                 CUSIP:   J39788138

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARUI GROUP CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J40089104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARUICHI STEEL TUBE LTD.

  TICKER:                  N/A                 CUSIP:   J40046104

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARUTI SUZUKI INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y7565Y100

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and profit and loss account

for the FYE on that date together with the reports of

 the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. R. C. Bhargava as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Ms. Pallavi Shroff as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Shuji Oishi as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint, pursuant to Section 224 and        ISSUER            YES             FOR                  FOR

 other applicable provisions of the Companies Act,

1956, M/s. Price Waterhouse, Chartered Accountants,

the retiring Auditors, as the Auditors of the Company

 to hold Office from the conclusion of the 28th AGM

up to the conclusion of the 29th AGM of the Company

at a remuneration to be fixed by the Board and

reimbursement of out of pocket expenses incurred in

connection with the audit

PROPOSAL #7.: Approve, pursuant to Articles 91(6) of         ISSUER            YES             FOR                  FOR

the Articles of Association of the Company read with

section 198, 310, Schedule XIII and other applicable

provisions of the Companies Act 1956 [including any

statutory modification(s) or re-enactment thereof for

 the time being in force] that with effect form 01

NOV 2008 a contribution of 12% of basic & special

salary [or an amount as may be amended by the Central

 Government and become applicable from time to time]

be made to the provident and pension fund of Mr.

Shinzo Nakanishi, Managing Director and Chief

Executive Officer, Mr. Tsuneo Ohashi, Director and

Managing Executive Officer [Production], Mr. Keiichi

Asai, Director and Managing Executive Officer

[Engineering] and Mr. Shuji Oishi, Director and

Managing Executive Officer [Marketing & Sales]

PROPOSAL #8.: Re-appoint, pursuant to Article 91 of          ISSUER            YES             FOR                  FOR

the Articles of Association of the Company read with

Sections 198, 269, 309 Schedule XIII and all other

applicable provisions of the Companies Act, 1956, Mr.

 Shuji Oishi as a Whole time Director designated as

Director and Managing Executive Officer[Marketing &

Sales] of the Company with effect from 13 APR 2009

for a further period of 3 years at the specified

remuneration; and that, notwithstanding anything to

the contrary herein contained, where in any FY during

 the currency of his tenure in the event of loss or

inadequacy of profits, the Company will subject to

applicable laws, pay remuneration by way of basic and

 special salary, performance linked bonus not

exceeding 4 months basic salary, perquisites and

allowances as specified

PROPOSAL #S.9: Amend, pursuant to Section 31 and all         ISSUER            YES             FOR                  FOR

other applicable provisions of the Companies Act

1956, Article 7, first sentence of Article 91(3) and

the Article 91(4) of the Articles of Association of

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MARVELL TECHNOLOGY GROUP LTD.

  TICKER:                  MRVL               CUSIP:   G5876H105

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DR. SEHAT SUTARDJA      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DR. PANTAS                   ISSUER            YES             FOR                  FOR

SUTARDJA

PROPOSAL #02: TO RE-APPOINT PRICEWATERHOUSECOOPERS            ISSUER            YES             FOR                  FOR

LLP AS OUR AUDITORS AND INDEPENDENT REGISTERED PUBLIC

 ACCOUNTING FIRM, AND TO AUTHORIZE THE AUDIT

COMMITTEE, ACTING ON BEHALF OF THE BOARD OF

DIRECTORS, TO FIX THE REMUNERATION OF THE AUDITORS

AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, IN

 BOTH CASES FOR THE FISCAL YEAR ENDING JANUARY 30,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MASCO CORPORATION

  TICKER:                  MAS                 CUSIP:   574599106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DENNIS W. ARCHER         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ANTHONY F.                   ISSUER            YES             FOR                  FOR

EARLEY, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: LISA A. PAYNE               ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

FOR MASCO FOR 2010.

PROPOSAL #03: PROPOSAL TO AMEND THE 2005 LONG TERM            ISSUER            YES             FOR                  FOR

STOCK INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MASSMART HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   S4799N114

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Adopt the annual financial statements         ISSUER            YES             FOR                  FOR

of the Company and the Group for the YE 28 JUN 2009,

as specified

PROPOSAL #O.2: Re-elect Mr. MD Brand to the Board of         ISSUER            YES             FOR                  FOR

Directors of the Company, who retires by rotation

PROPOSAL #O.3: Re-elect Mr. ZL Combi to the Board of         ISSUER            YES             FOR                  FOR

Directors of the Company, who retires by rotation

PROPOSAL #O.4: Re-elect Mr. GRC Hayward to the Board         ISSUER            YES             FOR                  FOR

of Directors of the Company, who retires by rotation

PROPOSAL #O.5: Re-elect Mr. JC Hodkinson to the Board        ISSUER            YES             FOR                  FOR

 of Directors of the Company, who retires by rotation

PROPOSAL #O.6: Re-elect Mr. P Maw to the Board of              ISSUER            YES             FOR                  FOR

Directors of the Company, who retires by rotation

PROPOSAL #O.7: Approve the Non-Executive Directors'          ISSUER            YES             FOR                  FOR

annual remuneration, for the 2010 FY as specified;

Chairman of the Board: ZAR 675,000, Deputy Chairman:

ZAR 490,000, Directors: ZAR 200,000, Committee

Chairmen: ZAR 200,000, Committee Members: ZAR 94,000

with the Members of the Audit Committee receiving an

additional ZAR 25,000 each due to the increased

meetings and responsibilities brought about by the

Corporate Laws Amendment Act

PROPOSAL #O.8: Re-elect Messrs. Deloitte & Touche              ISSUER            YES             FOR                  FOR

[with Mr. Andre Dennis as the Audit Partner] as the

Company's Auditors for the ensuing FY, as approved by

 the Massmart Audit Committee and recommended to

shareholders

PROPOSAL #O.9: Approve to place all the ordinary                ISSUER            YES             FOR                  FOR

shares in the authorized but unissued share capital

of the Company under the control of the Directors in

terms of Section 221(2) of the Companies Act, 1973

[Act 61 of 1973], as amended [the Act], who shall be

authorized to allot and issue such shares to such

person or persons on such terms and conditions as

they may deem fit but not exceeding 5% of the number

of shares already in issue; such allotment will be in

 accordance with the Act and JSE Limited [JSE]

Listing Requirements

PROPOSAL #O.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the JSE Listings Requirements, to issue the ordinary

shares in the authorized but unissued share capital

of the Company for cash to such person or persons on

such terms and conditions as they may deem fit,

subject to the following: the shares shall be of a

class already in issue; the shares shall be issued to

 public shareholders [as defined in the JSE Listings

Requirements] and not to related parties [as defined

in the JSE Listings Requirements]; the issues in the

aggregate in any 1 FY shall not exceed 5% of the

number of shares already in issue; the maximum

discount at which the shares may be issued shall be

10% of the weighted average traded price of the

shares over the 30 business days prior to the date

that the price agreed between the Company and the

party subscribing for the securities; [Authority

expires the earlier of the Company's next AGM or 15

months]; once the securities have been issued, the

Company shall publish an announcement in accordance

with Paragraph 11.22 of the JSE Listings Requirements

PROPOSAL #O.11: Authorize the Company, subject to the        ISSUER            YES             FOR                  FOR

 passing and registration of Resolutions S.2 and S.3

and the passing of Resolution O.12, by way of a

specific authority in terms of Section 221 of the

Companies Act No.61 of 1973, as amended and the JSE

Listings Requirements to allot and issue 2,000,000 B

convertible, redeemable, participating preference

shares with a par value of ZAR 0.01 each in the

authorized but unissued share capital of the Company

at an issue price of ZAR 0.01 per B convertible,

redeemable, participating preference share to the

trustees for the time being of the Massmart Black

Scarce Skills Trust [formerly the Massmart Black

Management Trust] [Master's Reference No. IT 7745/06]

 pursuant to the terms and conditions of the

subscription agreement which will lie open for

inspection for 14 days prior to the date of the AGM

at which this resolution will be proposed

PROPOSAL #O.12: Approve, subject to the passing and          ISSUER            YES             FOR                  FOR

registration of Resolutions S.2 and S.3 and the

passing of O.11, to increase the number of B

convertible, redeemable, participating preference

shares with a par value of ZAR 0.01 that may be

allocated by the trustees of the Massmart Black

Scarce Skills Trust [formerly the Massmart Black

Management Trust] [Master's Reference No. IT 7745/06]

 ['the Trust'] from 2,000,000 to 4,000,000 and

otherwise on the terms and conditions of the deed of

PROPOSAL #S.1: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries, in terms of Sections 85(2) and 85(3) of

 the Companies Act 61 of 1973, as amended [the Act]

and the JSE Listings Requirements, from time to time

to acquire the ordinary and/or preference shares in

the issued share capital of the Company from such

shareholder/s, at such price, in such manner and

subject to such terms and conditions as the Directors

 may deem fit, but subject to the Articles of

Association of the Company, the Act and the JSE

Listings Requirements, and provided that:

acquisitions may not be made at a price greater than

10% above the weighted average of the market value

for the shares determined over the 5 business days

prior to the date that the price for the acquisition

is effected; acquisitions in the aggregate in any 1

FY shall not exceed 15% of that class of the

Company's issued share capital; the repurchase of

securities will be effected through the order book

operated by the JSE trading system and will be done

without any prior understanding or arrangement

between the Company and the counter party; the

Company will only appoint 1 agent, at any point in

time, to effect the repurchases on the Company's

behalf; the Company will only undertake a repurchase

of securities if, after such repurchases, the Company

 complies with the shareholder spread requirements of

 the JSE; neither the Company nor its subsidiaries

may repurchase securities during a prohibited period

unless a repurchase program is in place where the

dates and quantities of securities to be traded

during the relevant period are fixed and where full

details of the programme have been disclosed in an

announcement over SENS prior to the commencement of

the prohibited period; an announcement complying with

 11.27 of the JSE Listings Requirements will be

published by the Company when the Company and/or its

subsidiaries have cumulatively repurchased 3% of the

Company's issued ordinary and/or preference share

capital and for each 3% in aggregate thereafter;

[Authority expires the earlier of the Company's next

PROPOSAL #S.2: Authorize the Company, subject to the         ISSUER            YES             FOR                  FOR

passing and registration of Resolution S.3 and the

passing of  Resolutions O.11 and O.12, to increase

the share capital from ZAR 5,400,000 comprising:

500,000,000 ordinary shares with a par value of ZAR

0.01 each; 20,000,000 non-redeemable, cumulative,

non-participating preference shares with a par value

of ZAR 0.01 each; 18,000,000 'A' convertible,

redeemable, non-cumulative, participating preference

shares with a par value of ZAR 0.01 each; and

2,000,000 'A' convertible, redeemable, participating

preference shares with a par value of ZAR 0.01 each

[the 'B Preference Shares'] [the 'Current Share

Capital'] to ZAR 5,420,000 comprising the current

share capital and an additional 2,000,000 B

preference shares by creating the said 2,000,000 B

preference shares having the rights, privileges,

restrictions and conditions as specified in Article

43 of the Articles of Association of the Company

PROPOSAL #S.3: Amend subject to the passing and                 ISSUER            YES             FOR                  FOR

registration of Resolution S.2 and the passing of

Resolutions O.11 and O.12, the Articles 42 and 43 of

the Articles of Association of the Company a specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MATSUI SECURITIES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J4086C102

  MEETING DATE:      6/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MATSUMOTOKIYOSHI HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J41208109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                     ISSUER            YES             FOR                  FOR

Treasury Shares for Odd-Lot Purchases

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Determination of Amount and Content of         ISSUER            YES             FOR                  FOR

Stock Compensation-Type Stock Options for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MATTEL, INC.

  TICKER:                  MAT                 CUSIP:   577081102

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL J. DOLAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT A. ECKERT         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DR. FRANCES D.            ISSUER            YES             FOR                  FOR

FERGUSSON

PROPOSAL #1D: ELECTION OF DIRECTOR: TULLY M. FRIEDMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DOMINIC NG                    ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: VASANT M. PRABHU         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DR. ANDREA L. RICH      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: RONALD L. SARGENT        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DEAN A.                        ISSUER            YES             FOR                  FOR

SCARBOROUGH

PROPOSAL #1J: ELECTION OF DIRECTOR: CHRISTOPHER A.            ISSUER            YES             FOR                  FOR

SINCLAIR

PROPOSAL #1K: ELECTION OF DIRECTOR: G. CRAIG SULLIVAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: KATHY BRITTAIN            ISSUER            YES             FOR                  FOR

WHITE

PROPOSAL #02: APPROVAL OF THE MATTEL, INC. 2010                 ISSUER            YES             FOR                  FOR

EQUITY AND LONG-TERM COMPENSATION PLAN.

PROPOSAL #03: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAXIS BHD

  TICKER:                  N/A                 CUSIP:   Y58460109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: To consider the Audited Financial                   ISSUER             NO              N/A                  N/A

Statements of the Company and of the Group for the

FYE 31 DEC 2009 and the Reports of the Directors and

Auditors thereon

PROPOSAL #1: Declare a final single-tier tax exempt          ISSUER            YES             FOR                  FOR

dividend of 3 SEN per ordinary share for the FYE 31

DEC 2009

PROPOSAL #2: Re-elect Raja Tan Sri Dato' Seri Arshad         ISSUER            YES             FOR                  FOR

bin Raja Tun Uda as a Director who retires pursuant

to Article 114(1) of the Company's Articles of

PROPOSAL #3: Re-elect Robert William Boyle as a                 ISSUER            YES             FOR                  FOR

Director who retires pursuant to Article 114(1) of

the Company's Articles of Association

PROPOSAL #4: Re-elect Dato' Mokhzani bin Mahathiras a        ISSUER            YES             FOR                  FOR

 Director who retires pursuant to Article 114(1) of

the Company's Articles of Association

PROPOSAL #5: Re-elect Asgari bin Mohd Fuad Stephens          ISSUER            YES             FOR                  FOR

as a Director who retires pursuant to Article 114(1)

of the Company's Articles of Association

PROPOSAL #6: Re-elect Eng. Saud Majed A. AlDaweesh as        ISSUER            YES             FOR                  FOR

 a Director who retires pursuant to Article 114(1) of

 the Company's Articles of Association

PROPOSAL #7: Re-elect Dr. Fahad Hussain S.Mushayt as         ISSUER            YES             FOR                  FOR

a Director who retires pursuant to Article 114(1) of

the Company's Articles of Association

PROPOSAL #8: Re-elect Ghassan Hasbani as a Director          ISSUER            YES             FOR                  FOR

who retires pursuant to Article 114(1) of the

Company's Articles of Association

PROPOSAL #9: Re-elect Augustus Ralph Marshall as a            ISSUER            YES             FOR                  FOR

Director who retires pursuant to Article 114(1) of

the Company's Articles of Association

PROPOSAL #10: Re-elect Chan Chee Beng as a Director          ISSUER            YES             FOR                  FOR

who retires pursuant to Article 114(1) of the

Company's Articles of Association

PROPOSAL #11: Re-elect Sandip Das as a Director who          ISSUER            YES             FOR                  FOR

retires pursuant to Article 114(1) of the Company's

Articles of Association

PROPOSAL #12: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as Auditors of the Company to

hold office from the conclusion of this meeting until

 the conclusion of the next AGM and authorize the

Directors to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAXIS BHD

  TICKER:                  N/A                 CUSIP:   Y58460109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify, all the recurrent          ISSUER            YES             FOR                  FOR

related party transactions of a revenue or trading

nature, entered into by the Company and/or its

subsidiaries [the Group] from 19 NOV 2009, the date

on which the entire issued and paid-up share capital

of Maxis was listed and quoted on the Main Market of

Bursa Malaysia Securities Berhad, until the date of

the Company's First AGM or EGM, with the related

parties [Related Parties] stated in Part A of

Appendix 1 of the Circular to Shareholders dated 24

MAY 2010, which were necessary for day-to-day

operations of the Company and/or its subsidiaries and

 are carried out in the ordinary course of business

on normal commercial terms and on terms which are not

 more favorable to the parties with which such

recurrent transactions are or to be entered into than

 those generally available to the public and which

are not detrimental to the non-interested

shareholders of the Company; all actions taken and

the execution of all necessary documents by the

Directors of the Company as they had considered

expedient or deemed fit in the best interests of the

PROPOSAL #2.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad to enter into recurrent related party

transactions of a revenue or trading nature with

ASTRO ALL ASIA NETWORKS plc and/or its affiliates

including but not limited to Airtime Management and

Programming Sdn Bhd, Digital Five Sdn Bhd, MEASAT

Broadcast Network Systems Sdn Bhd, ASTRO

Entertainment Sdn Bhd, Kristal-Astro Sdn Bhd and

Maestro Talent and Management Sdn Bhd as specified in

 Part B of Appendix I of the Company's Circular to

Shareholders dated 24 MAY 2010, provided that such

transactions are necessary for day-to-day operations

of the Company and/or its subsidiaries and are

carried out in the ordinary course of business on

normal commercial terms and on terms which are not

more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the non-interested shareholders

of the Company; [Authority shall continue in force

until the conclusion of the next AGM of the Company

or the expiration of the period within which the next

 annual general meeting is required to be held

pursuant to Section 143(1) of the Companies Act, 1965

 (but shall not extend to such extension as may be

allowed pursuant to Section 143(2) of the Companies

Act, 1965)]; authorize the Directors of the Company

to complete and do all such acts and things

(including executing all such documents as may be

required) as they may consider expedient or necessary

PROPOSAL #3.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad for to enter into recurrent related party

transactions of a revenue or trading nature with

Tanjong Public Limited Company and/or its affiliates,

 including but not limited to Tanjong City Centre

Property Management Sdn Bhd, TGV Cinemas Sdn Bhd and

Pan Malaysian Pools Sdn Bhd as specified in Part B of

 Appendix I of the Company's Circular to Shareholders

 dated 24 MAY 2010, provided that such transactions

are necessary for day-to-day operations of the

Company and/or its subsidiaries and are carried out

in the ordinary course of business on normal

commercial terms and on terms which are not more

favorable to the parties with which such recurrent

transactions are to be entered into than those

generally available to the public and which are not

detrimental to the non-interested shareholders of the

 Company; [Authority shall continue in force until

the conclusion of the next AGM of the Company or  the

 expiration of the period within which the next

annual general meeting is required to be held

pursuant to Section 143(1) of the Companies Act, 1965

 (but shall not extend to such extension as may be

allowed pursuant to Section 143(2) of the Companies

Act, 1965)]; authorize the Directors of the Company

to complete and do all such acts and things

(including executing all such documents as may be

required) as they may consider expedient or necessary

PROPOSAL #4.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad for to enter into recurrent related party

transactions of a revenue or trading nature with

MEASAT Global Berhad and/or its affiliates, including

 but not limited to MEASAT Satellite Systems Sdn Bhd

as specified in Part B of Appendix I of the Company's

 Circular to Shareholders dated 24 MAY 2010, provided

 that such transactions are necessary for day-to-day

operations of the Company and/or its subsidiaries and

 are carried out in the ordinary course of business

on normal commercial terms and on terms which are not

 more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the non-interested shareholders

of the Company; [Authority shall continue in force

until the conclusion of the next AGM of the Company

or the expiration of the period within which the next

 AGM is required to be held pursuant to Section

143(1) of the Companies Act, 1965 (but shall not

extend to such extension as may be allowed pursuant

to Section 143(2) of the Companies Act, 1965)];

authorize the Directors of the Company to complete

and do all such acts and things (including executing

all such documents as may be required) as they may

consider expedient or necessary to give effect to

PROPOSAL #5.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad to enter into recurrent related party

transactions of a revenue or trading nature with

Usaha Tegas Sdn Bhd and/or its affiliates, including

but not limited to UT Hospitality Services Sdn Bhd,

UT Projects Sdn Bhd, UT Energy Services Sdn Bhd, UTSB

 Management Sdn Bhd, SRG Asia Pacific Sdn Bhd, Bumi

Armada Berhad, Mobitel (Private) Limited and Sri

Lanka Telecom PLC as specified in Part B of Appendix

I of the Company's Circular to Shareholders dated 24

MAY 2010, provided that such transactions are

necessary for day-to-day operations of the Company

and/or its subsidiaries and are carried out in the

ordinary course of business on normal commercial

terms and on terms which are not more favorable to

the parties with which such recurrent transactions

are to be entered into than those generally available

 to the public and which are not detrimental to the

non-interested shareholders of the Company;

[Authority shall continue in force until the

conclusion of the next AGM of the Company or the

expiration of the period within which the next annual

 general meeting is required to be held pursuant to

Section 143(1) of the Companies Act, 1965 (but shall

not extend to such extension as may be allowed

pursuant to Section 143(2) of the Companies Act,

1965)]; authorize the Directors of the Company to

complete and do all such acts and things (including

executing all such documents as may be required) as

they may consider expedient or necessary to give

PROPOSAL #6.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad to enter into recurrent related party

transactions of a revenue or trading nature with UMTS

 (Malaysia) Sdn Bhd as specified in Part B of

Appendix I of the Company's Circular to Shareholders

dated 24 MAY 2010, provided that such transactions

are necessary for day-to-day operations of the

Company and/or its subsidiaries and are carried out

in the ordinary course of business on normal

commercial terms and on terms which are not more

favorable to the party with which such recurrent

transactions are to be entered into than those

generally available to the public and which are not

detrimental to the non-interested shareholders of the

 Company, [Authority shall continue to be in force

until the conclusion of the next AGM of the Company

or  the expiration of the period within which the

next annual general meeting is required to be held

pursuant to Section 143(1) of the Companies Act, 1965

 (but shall not extend to such extension as may be

allowed pursuant to Section 143(2) of the Companies

Act, 1965)]; authorize the Directors of the Company

to complete and do all such acts and things

(including executing all such documents as may be

required) as they may consider expedient or necessary

PROPOSAL #7.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad to enter into recurrent related party

transactions of a revenue or trading nature with

Maxis Communications Berhad and/or its affiliates,

including but not limited to Dishnet Wireless Limited

 and/or Aircel Group and Bridge Mobile Pte Ltd as

specified in Part B of Appendix I of the Company's

Circular to Shareholders dated 24 MAY 2010, provided

that such transactions are necessary for day-to-day

operations of the Company and/or its subsidiaries and

 are carried out in the ordinary course of business

on normal commercial terms and on terms which are not

 more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the non-interested shareholders

of the Company; [Authority shall continue in force

until the conclusion of the next AGM of the Company

or the expiration of the period within which the next

 AGM is required to be held pursuant to Section

143(1) of the Companies Act, 1965 (but shall not

extend to such extension as may be allowed pursuant

to Section 143(2) of the Companies Act, 1965)];

authorize the Directors of the Company to complete

and do all such acts and things (including executing

all such documents as may be required) as they may

consider expedient or necessary to give effect to

PROPOSAL #8.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad for to enter into recurrent related party

transactions of a revenue or trading nature with

Saudi Telecom Company and/or its affiliates,

including but not limited to Cell C (Pty) Ltd, Kuwait

 Telecom Company and AVEA Yletisim Hizmetleri A.S. as

 specified in Part B of Appendix I of the Company's

Circular to Shareholders dated 24 MAY 2010, provided

that such transactions are necessary for day-to-day

operations of the Company and/or its subsidiaries and

 are carried out in the ordinary course of business

on normal commercial terms and on terms which are not

 more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the non-interested shareholders

of the Company; [Authority shall continue to be in

force until the conclusion of the next AGM of the

Company; or the expiration of the period within which

 the next AGM is required to be held pursuant to

Section 143(1) of the Companies Act, 1965 (but shall

not extend to such extension as may be allowed

pursuant to Section 143(2) of the Companies Act,

1965)]; authorize the Directors of the Company to

complete and do all such acts and things (including

executing all such documents as may be required) as

they may consider expedient or necessary to give

effect to this resolution

PROPOSAL #9.: Authorize the Company and/or its                   ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad for to enter into recurrent related party

transactions of a revenue or trading nature with PT

Natrindo Telepon Seluler as specified in Part B of

Appendix I of the Company's Circular to Shareholders

dated 24 MAY 2010, provided that such transactions

are necessary for day-to-day operations of the

Company and/or its subsidiaries and are carried out

in the ordinary course of business on normal

commercial terms and on terms which are not more

favorable to the party with which such recurrent

transactions are to be entered into than those

generally available to the public and which are not

detrimental to the non-interested shareholders of the

 Company; [Authority shall continue in force until

the conclusion of the next AGM of the Company; or the

 expiration of the period within which the next AGM

is required to be held pursuant to Section 143(1) of

the Companies Act, 1965 (but shall not extend to such

 extension as may be allowed pursuant to Section

143(2) of the Companies Act, 1965)]; authorize the

Directors of the Company to complete and do all such

acts and things (including executing all such

documents as may be required) as they may consider

expedient or necessary to give effect to this

PROPOSAL #10.: Authorize the Company and/or its                 ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad to enter into recurrent related party

transactions of a revenue or trading nature with

Communications and Satellite Services Sdn Bhd and

Malaysian Jet Services Sdn Bhd as specified in Part B

 of Appendix I of the Company's Circular to

Shareholders dated 24 MAY 2010, provided that such

transactions are necessary for day-to-day operations

of the Company and/or its subsidiaries and are

carried out in the ordinary course of business on

normal commercial terms and on terms which are not

more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the non-interested shareholders

of the Company; [Authority shall continue to be in

force until the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM is required to be held pursuant to

Section 143(1) of the Companies Act, 1965 (but shall

not extend to such extension as may be allowed

pursuant to Section 143(2) of the Companies Act,

1965)]; authorize the Directors of the Company to

complete and do all such acts and things (including

executing all such documents as may be required) as

they may consider expedient or necessary to give

PROPOSAL #11.: Authorize the Company and/or its                 ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad for to enter into recurrent related party

transactions of a revenue or trading nature with

Malaysian Landed Property Sdn Bhd as specified in

Part B of Appendix I of the Company's Circular to

Shareholders dated 24 MAY 2010, provided that such

transactions are necessary for day-to-day operations

of the Company and/or its subsidiaries and are

carried out in the ordinary course of business on

normal commercial terms and on terms which are not

more favorable to the party with which such recurrent

 transactions are to be entered into than those

generally available to the public and which are not

detrimental to the non-interested shareholders of the

 Company; [Authority shall continue in force until

the conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM is

 required to be held pursuant to Section 143(1) of

the Companies Act, 1965 (but shall not extend to such

 extension as may be allowed pursuant to Section

143(2) of the Companies Act, 1965)]; authorize the

Directors of the Company to complete and do all such

acts and things (including executing all such

documents as may be required) as they may consider

expedient or necessary to give effect to this

PROPOSAL #12.: Authorize the Company and/or its                 ISSUER            YES             FOR                  FOR

Subsidiaries, pursuant to Paragraph 10.09 of the

Listing Requirements of Bursa Malaysia Securities

Berhad for to enter into recurrent related party

transactions of a revenue or trading nature with

Kompakar CRC Sdn Bhd, Flobright Advertising Sdn Bhd

and Agensi Pekerjaan Talent2 International Sdn Bhd as

 specified in Part B of Appendix I of the Company's

Circular to Shareholders dated 24 MAY 2010, provided

that such transactions are necessary for day-to-day

operations of the Company and/or its subsidiaries and

 are carried out in the ordinary course of business

on normal commercial terms and on terms which are not

 more favorable to the parties with which such

recurrent transactions are to be entered into than

those generally available to the public and which are

 not detrimental to the non-interested shareholders

of the Company; [Authority shall continue to be in

force until the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM is required to be held pursuant to

Section 143(1) of the Companies Act, 1965 (but shall

not extend to such extension as may be allowed

pursuant to Section 143(2) of the Companies Act,

1965)]; authorize the Directors of the Company to

complete and do all such acts and things (including

executing all such documents as may be required) as

they may consider expedient or necessary to give

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MAZDA MOTOR CORPORATION

  TICKER:                  N/A                 CUSIP:   J41551102

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MCAFEE, INC.

  TICKER:                  MFE                 CUSIP:   579064106

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MR. THOMAS E.              ISSUER            YES             FOR                  FOR

DARCY

PROPOSAL #1B: ELECTION OF DIRECTOR: MR. DENIS J.                ISSUER            YES             FOR                  FOR

O'LEARY

PROPOSAL #1C: ELECTION OF DIRECTOR: MR. ROBERT W.              ISSUER            YES             FOR                  FOR

PANGIA

PROPOSAL #02: APPROVAL OF OUR 2010 EQUITY INCENTIVE          ISSUER            YES             FOR                  FOR

PLAN

PROPOSAL #03: APPROVAL OF OUR 2010 DIRECTOR EQUITY            ISSUER            YES             FOR                  FOR

PLAN

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR

 THE YEAR ENDING DECEMBER 31, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MCDERMOTT INTERNATIONAL, INC.

  TICKER:                  MDR                 CUSIP:   580037109

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN F. BOOKOUT, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGER A. BROWN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD C. CAMBRE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN A. FEES                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT W. GOLDMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN G. HANKS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: OLIVER D. KINGSLEY, JR.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. BRADLEY MCWILLIAMS                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD W. MIES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. SCHIEVELBEIN                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID A. TRICE                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

MCDERMOTT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MCDONALD'S CORPORATION

  TICKER:                  MCD                 CUSIP:   580135101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WALTER E. MASSEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN W. ROGERS,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: ROGER W. STONE             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MILES D. WHITE             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE APPOINTMENT OF AN                 ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO

SERVE AS INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO SIMPLE   SHAREHOLDER        YES         AGAINST               FOR

 MAJORITY VOTE.

PROPOSAL #05: SHAREHOLDER PROPOSAL RELATING TO THE        SHAREHOLDER        YES         ABSTAIN           AGAINST

USE OF CONTROLLED ATMOSPHERE STUNNING.

PROPOSAL #06: SHAREHOLDER PROPOSAL RELATING TO THE        SHAREHOLDER        YES         ABSTAIN           AGAINST

USE OF CAGE-FREE EGGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MCKESSON CORPORATION

  TICKER:                  MCK                 CUSIP:   58155Q103

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ANDY D. BRYANT             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WAYNE A. BUDD               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN H. HAMMERGREN      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ALTON F. IRBY III        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: M. CHRISTINE                ISSUER            YES             FOR                  FOR

JACOBS

PROPOSAL #1F: ELECTION OF DIRECTOR: MARIE L. KNOWLES         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID M.                       ISSUER            YES             FOR                  FOR

LAWRENCE, M.D.

PROPOSAL #1H: ELECTION OF DIRECTOR: EDWARD A. MUELLER        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JANE E. SHAW                ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AMENDMENT TO THE COMPANY'S         ISSUER            YES             FOR                  FOR

2005 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF

COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN BY

14,500,000.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE INDEPENDENT PUBLIC

ACCOUNTING FIRM FOR THE YEAR MARCH 31, 2010.

PROPOSAL #04: STOCKHOLDER PROPOSAL ON EXECUTIVE STOCK   SHAREHOLDER        YES         AGAINST               FOR

 RETENTION FOR TWO YEARS BEYOND RETIREMENT.

PROPOSAL #05: STOCKHOLDER PROPOSAL ON EXECUTIVE             SHAREHOLDER        YES         AGAINST               FOR

BENEFITS PROVIDED UPON DEATH WHILE IN SERVICE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MDU RESOURCES GROUP, INC.

  TICKER:                  MDU                 CUSIP:   552690109

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: THOMAS EVERIST             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: KAREN B. FAGG               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: TERRY D. HILDESTAD      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: A. BART HOLADAY           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DENNIS W. JOHNSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS C. KNUDSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RICHARD H. LEWIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PATRICIA L. MOSS         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: HARRY J. PEARCE           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JOHN K. WILSON             ISSUER            YES             FOR                  FOR

PROPOSAL #02: REPEAL OF ARTICLE TWELFTH OF OUR                   ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION, RELATING TO

BUSINESS COMBINATIONS.

PROPOSAL #03: REPEAL OF ARTICLE FIFTEENTH OF OUR                ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION, WHICH CONTAINS

 SUPERMAJORITY VOTE REQUIREMENTS.

PROPOSAL #04: REPEAL OF SECTION (C) OF ARTICLE                   ISSUER            YES             FOR                  FOR

THIRTEENTH OF OUR RESTATED CERTIFICATE OF

INCORPORATION.

PROPOSAL #05: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #06: STOCKHOLDER PROPOSAL REQUESTING A             SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORT ON COAL COMBUSTION WASTE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEADWESTVACO CORPORATION

  TICKER:                  MWV                 CUSIP:   583334107

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL E.                   ISSUER            YES             FOR                  FOR

CAMPBELL

PROPOSAL #1B: ELECTION OF DIRECTOR: DR. THOMAS W.              ISSUER            YES             FOR                  FOR

COLE, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES G. KAISER           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RICHARD B. KELSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES M. KILTS             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: SUSAN J. KROPF             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DOUGLAS S. LUKE           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN A. LUKE, JR.        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ROBERT C.                     ISSUER            YES             FOR                  FOR

MCCORMACK

PROPOSAL #1J: ELECTION OF DIRECTOR: TIMOTHY H. POWERS        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: EDWARD M. STRAW           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JANE L. WARNER             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING SPECIAL    SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER MEETINGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDCO HEALTH SOLUTIONS, INC.

  TICKER:                  MHS                 CUSIP:   58405U102

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: HOWARD W. BARKER,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN L. CASSIS             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL GOLDSTEIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CHARLES M. LILLIS        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MYRTLE S. POTTER         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM L. ROPER         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID B. SNOW, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DAVID D. STEVENS         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: BLENDA J. WILSON         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR

THE 2010 FISCAL YEAR

PROPOSAL #03: APPROVAL OF AN AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION TO PERMIT SHAREHOLDERS

TO CALL SPECIAL MEETINGS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDI CLINIC CORP LTD

  TICKER:                  N/A                 CUSIP:   S48510127

  MEETING DATE:      7/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.O.1: Approve the audited annual financial        ISSUER            YES             FOR                  FOR

 statements of the Company and the Group for the YE

31 MAR 2009

PROPOSAL #2.O.2: Re-appoint PriceWaterhouseCoopers            ISSUER            YES             FOR                  FOR

Inc as the Company Auditor is approved and note that

the individual register auditor who will undertake

the audit for the FYE 31 MAR is Mr. J Loubser

PROPOSAL #3.O.3: Approve the joint remuneration of            ISSUER            YES             FOR                  FOR

the Non-Executive Directors in the amount of ZAR

793,116 for the YE 31 MAR 2009

PROPOSAL #4.O.4: Approve, the fees as the basis for          ISSUER            YES             FOR                  FOR

calculating the remuneration of the Non-Executive

Directors FYE 31 MAR 2010 with only 50% of the

respective fee per meeting being payable in the case

of non-attendance of a meeting, proposed fee per

meeting FYE 31 MAR 2010, Board- ZAR 23,890,

Chairperson- Audit and Risk Committee- ZAR 25,480,

Member- Audit Risk Committee- ZAR 19,115,

Chairperson- Human Resources Committee- ZAR 19,115,

Member- Human Resources Committee- ZAR 14,335,

Chairperson- Investment Sub-committee- ZAR 25,480,

Member- Investment Sub-Committee- ZAR 19,115

PROPOSAL #5.1: Ratify the co-option of MK Makaba as a        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #5.2: Ratify the co-option of ZP Manase as a        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #5.3: Ratify the co-option of Wiesinger as a        ISSUER            YES             FOR                  FOR

 Director of the Company

PROPOSAL #6.1: Re-elect Dr. MK. Makaba as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in terms of the Company's

 Articles of Association

PROPOSAL #6.2: Re-elect Dr. Ms. ZP Manase as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of the

Company's Articles of Association

PROPOSAL #6.3: Re-elect Mr. DP Meintjes as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in terms of the

Company's Articles of Association

PROPOSAL #6.4: Re-elect Mr. KHS Pretorius as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of the

Company's Articles of Association

PROPOSAL #6.5: Re-elect Dr. MA Ramphele as a Director        ISSUER            YES         AGAINST           AGAINST

 of the Company, who retires in terms of the

Company's Articles of Association

PROPOSAL #6.6: Re-elect Prof. WL Van der Merwe as a          ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of the

Company's Articles of Association

PROPOSAL #6.7: Re-elect Dr. TO Wiesinger as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of the

Company's Articles of Association

PROPOSAL #7.O.7: Approve that the unissued ordinary          ISSUER            YES             FOR                  FOR

shares in the authorized share capital of the Company

 be hereby placed under the control of the directors

of the Company as a general authority in terms of

section 22 1[2] of the Companies Act [Act 61 of

1973], as amended [the Companies Act], who are hereby

 authorized to allot and issue any such shares upon

such terms and conditions as the Directors of the

Company in their sole discretion may deem fit,

subject to the aggregate number of ordinary shares

available for allotment and issue in terms of this

resolution being limited to 10% of the number of

ordinary shares in issue at 31 MAR 2009,and further

subject to the provisions of the Companies Act, the

Articles of Association of the Company an d the JSE

Limited [JSE] Listings Requirements [the JSE Listings

PROPOSAL #8.O.8: Authorize Directors of the Company,         ISSUER            YES             FOR                  FOR

subject to ordinary resolution number 7, to issue any

 such number of ordinary shares from the authorized,

but unissued shares in the share capital of the

Company for cash, as and when the Directors in their

sole discretion may deem fit, subject to the

Companies Act , the Articles of Association of the

Company, the JSE Listings Requirements, when

applicable, and the following limitations, namely

that the number of equity securities which are the

subject of the issue for cash may not in the

aggregate in any one financial year exceed 10% of the

 Company's relevant number of equity securities in

issue of that class, [Authority expires until the

Company's next AGM or 15 months]

PROPOSAL #9.O.9: Approve the amendments to the Medi-         ISSUER            YES             FOR                  FOR

Clinic Management Incentive Scheme [the Incentive

Scheme] document adopted 22 MAR 2006, in terms of the

 provisions of the recently amended Schedule 14 of

the Listings Requirements of the JSE Limited [the

Listings Requirements

PROPOSAL #10S1.: Approve that, as a general authority        ISSUER            YES             FOR                  FOR

 contemplated in sections 85[2] and 85[3] of the

Companies Act, the acquisitions by the Company and or

 any subsidiary of the Company, from time to time of

the issued ordinary shares of the Company, upon such

terms and conditions and in such amounts as the

Directors of the Company may from time to time

determine are hereby authorized, but subject to the

Articles of Association of the Company, the

provisions of the Companies Act and the JSE Listings

Requirements, when applicable, [Authority expires

until the Company's next AGM or 15 months from the

date this resolution is passed] and any acquisition

by the Company and or any subsidiary of the Company

of ordinary shares in the aggregate in any one FY

shall be limited to a maximum of 20% of the Company's

 issued ordinary share capital as at the beginning of

 the FY, provided that the acquisition of shares as

treasury stock by a subsidiary of the Company shall

not exceed 10% of the number of issued shares in the C

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIASET SPA, COLOGNO MONZESE

  TICKER:                  N/A                 CUSIP:   T6688Q107

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, report of the Board of Directors, of the

Board of Auditors and Independent Auditors,

presentation of consolidated financial statement at

PROPOSAL #2: Approve the distribution of profits, any        ISSUER             NO              N/A                  N/A

 adjournment thereof

PROPOSAL #3: Approve the supplement to the                          ISSUER             NO              N/A                  N/A

appointment of Independent Auditors Reconta Ernst &

Young S.p.A. by resolution of the general meeting on

16 APR 2008; pertinent resolutions

PROPOSAL #4: Grant authority to share buyback and              ISSUER             NO              N/A                  N/A

sale, any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIATEK INCORPORATION

  TICKER:                  N/A                 CUSIP:   Y5945U103

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Call meeting to order                                         ISSUER             NO              N/A                  N/A

PROPOSAL #2: Chairman's opening remarks                                ISSUER             NO              N/A                  N/A

PROPOSAL #3.1: 2009 business report                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.2: The Supervisor's report                                  ISSUER             NO              N/A                  N/A

PROPOSAL #4.1: Ratify 2009 business report and                   ISSUER            YES             FOR                  FOR

financial reports

PROPOSAL #4.2: Ratify the proposal of 2009 profit              ISSUER            YES             FOR                  FOR

distribution

PROPOSAL #5.1: Approve the capitalization of 2009              ISSUER            YES             FOR                  FOR

shareholder's dividends and employee profit

PROPOSAL #5.2: Amend the Company's Article of                     ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #5.3: Amend the Company's rules and                       ISSUER            YES             FOR                  FOR

procedures of shareholders meeting

PROPOSAL #6: Other business and special motion                    ISSUER             NO              N/A                  N/A

PROPOSAL #7: Meeting adjourned                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIOBANCA - BANCA DI CREDITO FINANZIARIO SPA, MIL

  TICKER:                  N/A                 CUSIP:   T10584117

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement at 30          ISSUER             NO              N/A                  N/A

JUN 2009; Board of Directors and the Auditors and

Independent Auditors Report; any adjournment thereof

PROPOSAL #2.: Approve the emoluments of Employees               ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIOLANUM SPA

  TICKER:                  N/A                 CUSIP:   T66932111

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement and            ISSUER             NO              N/A                  N/A

consolidated financial statement at 31 DEC 2009,

report of the Board of Directors, of the Board of

Auditors and Independent Auditors

PROPOSAL #O.2: Grant authority to share buyback and          ISSUER             NO              N/A                  N/A

sale

PROPOSAL #O.3: Approve the shareholding plans and              ISSUER             NO              N/A                  N/A

delegation of powers to carrying out of plans

PROPOSAL #E.1: Approve to give the Board of Directors        ISSUER             NO              N/A                  N/A

 a proxy of paid capital increase for max EUR

500,000.00 and max EUR  700,000.00 and amend the

Article 6 of statute

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDIPAL HOLDINGS CORPORATION

  TICKER:                  N/A                 CUSIP:   J4189T101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEDTRONIC, INC.

  TICKER:                  MDT                 CUSIP:   585055106

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RICHARD H. ANDERSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VICTOR J. DZAU, M.D.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM A. HAWKINS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHIRLEY A. JACKSON, PHD                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENISE M. O'LEARY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT C. POZEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEAN-PIERRE ROSSO                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK W. SCHULER                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS MEDTRONIC'S INDEPENDENT

 REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE                       ISSUER            YES             FOR                  FOR

MEDTRONIC, INC. 2005 EMPLOYEES STOCK PURCHASE PLAN TO

 INCREASE THE NUMBER OF SHARES AUTHORIZED FOR

ISSUANCE THEREUNDER FROM 10,000,000 TO 25,000,000.

PROPOSAL #04: TO APPROVE AN AMENDMENT TO THE                       ISSUER            YES             FOR                  FOR

MEDTRONIC, INC. 2008 STOCK AWARD AND INCENTIVE PLAN

TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR

ISSUANCE THEREUNDER FROM 50,000,000 TO 100,000,000.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEGA FINANCIAL HOLDING COMPANY

  TICKER:                  N/A                 CUSIP:   Y59456106

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEIJI HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J41729104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint Accounting Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Determine the Compensation to be                     ISSUER            YES             FOR                  FOR

received by Directors and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MELCO INTERNATIONAL DEVELOPMENT LTD

  TICKER:                  N/A                 CUSIP:   Y59683188

  MEETING DATE:      2/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify and approve the Deed of Amendment        ISSUER            YES             FOR                  FOR

 (the Deed of Amendment) entered into between Great

Respect Limited (Great Respect) and Melco

International Development Limited (the Company) on 16

 DEC 2009 to amend the terms of the HKD 1,175 million

 in principal amount of convertible loan notes due

2010 issued by the Company to Great Respect (the

Convertible Loan Notes), and the amendments to the

terms of the convertible loan notes contemplated

under the Deed of Amendment, including (but not

limited to) as a connected transaction for the

Company under the Rules Governing the Listing of

Securities on The Stock Exchange of Hong Kong

Limited; the allotment and issue of new shares of the

 Company up to the maximum number which may be

required to be issued on conversion in full of the

PROPOSAL #2: Approve the Whitewash Waiver (the                   ISSUER            YES             FOR                  FOR

Whitewash Waiver) waiving any obligation on the part

of Great Respect Limited (Great Respect) and Mr.

Lawrence Ho and the parties acting in concert or

presumed to be acting in concert with Great Respect

and/or Mr. Lawrence Ho to make a mandatory general

offer for the entire issued share capital of Melco

International Development Limited (the Company) not

already owned by Great Respect or Mr. Lawrence Ho and

 persons respectively acting in concert with them,

which would otherwise arise under Rule 26.1 of the

Hong Kong Code on Takeovers and Mergers as a result

of any and all future exercises of the conversion

rights conferred by the HKD 1,175 million in

principal amount of convertible loan notes due 2010

issued by the Company to Great Respect CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MELCO INTERNATIONAL DEVELOPMENT LTD

  TICKER:                  N/A                 CUSIP:   Y59683188

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements and the        ISSUER            YES             FOR                  FOR

 Directors' and the Auditors' reports for the YE 31

DEC 2009

PROPOSAL #2.I.a: Re-elect Mr. Chung Yuk Man, Clarence        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #2.I.b: Re-elect Mr. Sham Sui Leung, Daniel         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #2.II: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #3: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors and authorize the Directors to fix their

 remuneration

PROPOSAL #4: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #5.I: Authorize the Directors to issue new          ISSUER            YES             FOR                  FOR

shares of the Company

PROPOSAL #5.II: Approve to extend the general mandate        ISSUER            YES             FOR                  FOR

 granted to the Directors to issue new shares of the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MELCO INTERNATIONAL DEVELOPMENT LTD

  TICKER:                  N/A                 CUSIP:   Y59683188

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, relating to the Conditional            ISSUER            YES             FOR                  FOR

Agreement dated 19 APR 2010 entered into between

Elixir Group Limited, a wholly-owned subsidiary of

the Company, Brilliant Light Holding Company Limited

and Elixir International Limited (Elixir) in relation

 to the disposal of the entire share capital of Elixir

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEMC ELECTRONIC MATERIALS, INC.

  TICKER:                  WFR                 CUSIP:   552715104

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EMMANUEL T.                 ISSUER            YES             FOR                  FOR

HERNANDEZ

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN MARREN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM E. STEVENS      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES B. WILLIAMS        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF KPMG          ISSUER            YES             FOR                  FOR

LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: APPROVAL AND ADOPTION OF THE MEMC                 ISSUER            YES             FOR                  FOR

ELECTRONIC MATERIALS, INC. 2010 EQUITY INCENTIVE PLAN.

PROPOSAL #04: IN THEIR DISCRETION, THE PROXIES ARE            ISSUER            YES         AGAINST           AGAINST

AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS AS MAY

PROPERLY COME BEFORE THE MEETING AND ALL ADJOURNMENTS

 THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MERCK & CO., INC.

  TICKER:                  MRK                 CUSIP:   589331107

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE AGREEMENT AND          ISSUER            YES             FOR                  FOR

PLAN OF MERGER, DATED AS OF MARCH 8, 2009, BY AND

AMONG MERCK & CO., INC., SCHERING-PLOUGH CORPORATION,

 SP MERGER SUBSIDIARY ONE, INC. (FORMERLY BLUE, INC.)

 AND SP MERGER SUBSIDIARY TWO, INC. (FORMERLY PURPLE,

 INC.), AS IT MAY BE AMENDED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MERCK & CO., INC.

  TICKER:                  MRK                 CUSIP:   58933Y105

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LESLIE A. BRUN             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: THOMAS R. CECH             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RICHARD T. CLARK         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: THOMAS H. GLOCER         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: STEVEN F.                     ISSUER            YES             FOR                  FOR

GOLDSTONE

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM B.                   ISSUER            YES             FOR                  FOR

HARRISON, JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: HARRY R. JACOBSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: WILLIAM N. KELLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: C. ROBERT KIDDER         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ROCHELLE B.                 ISSUER            YES             FOR                  FOR

LAZARUS

PROPOSAL #1K: ELECTION OF DIRECTOR: CARLOS E. REPRESAS      ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: PATRICIA F. RUSSO        ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: THOMAS E. SHENK           ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: ANNE M. TATLOCK           ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: CRAIG B. THOMPSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: WENDELL P. WEEKS         ISSUER            YES             FOR                  FOR

PROPOSAL #1Q: ELECTION OF DIRECTOR: PETER C. WENDELL         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF THE         ISSUER            YES             FOR                  FOR

COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR 2010.

PROPOSAL #03: PROPOSAL TO ADOPT THE 2010 INCENTIVE            ISSUER            YES             FOR                  FOR

STOCK PLAN.

PROPOSAL #04: PROPOSAL TO ADOPT THE 2010 NON-EMPLOYEE        ISSUER            YES             FOR                  FOR

 DIRECTORS STOCK OPTION PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MERCK KGAA

  TICKER:                  N/A                 CUSIP:   D5357W103

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Presentation of the financial statements        ISSUER             NO              N/A                  N/A

 and annual report for the 2009 FY with the report of

 the Supervisory Board, the Group financial

statements and Group annual report

PROPOSAL #2.: Approval of the financial statements            ISSUER             NO              N/A                  N/A

for the 2009 FY

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distributable profit of EUR 97,292,833.43 as follows:

 payment of a dividend of EUR 1 per no-par share EUR

32,671,707.43 shall be carried forward ex-dividend

and payable date: 12 APR 2010

PROPOSAL #4.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #5.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER             NO              N/A                  N/A

FY: KPMG, Berlin

PROPOSAL #7.: Amend the Articles of Association in            ISSUER             NO              N/A                  N/A

connection with the shareholder rights directive

implementation Act [ARUG], a] Section 3, in respect

of Company announcements being published in the

electronic Federal Gazette and the Company being

authorized to transmit information to shareholders by

 electronic means; a] Section 21 (2) in respect of

the convocation of the shareholders meeting being

published in the electronic Federal Gazette at least

30 days prior to the last date of registration for

the meeting; c] Section 22(1), in respect of

shareholders being entitled to participate in and

vote at the shareholders' meeting if they register

with the Company by the sixth day prior to the

meeting; d] Section 22(2), in respect of shareholders

 being obliged to provide evidence of their

shareholding as per the statutory record date; e]

Section 22(4), in respect of proxy voting

instructions being issued in writing or

electronically in manner determined by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MERCURY GENERAL CORPORATION

  TICKER:                  MCY                 CUSIP:   589400100

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEORGE JOSEPH                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARTHA E. MARCON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD R. SPUEHLER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD E. GRAYSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD P. NEWELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE A. BUNNER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NATHAN BESSIN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL D. CURTIUS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GABRIEL TIRADOR                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RE-APPROVE THE MATERIAL TERMS OF THE        ISSUER            YES             FOR                  FOR

 PERFORMANCE CRITERIA UNDER THE MERCURY GENERAL

CORPORATION 2005 EQUITY PARTICIPATION PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METALLURGICAL CORPORATION OF CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y5949Y119

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and ratify the entering into of         ISSUER            YES             FOR                  FOR

the sale and purchase of commercial property

agreement between Beijing Guangyuanli Properties

Development Co., Ltd.  Guangyuanli  and China

Metallurgical Group Corporation  Parent  dated 30 DEC

 2009 relating to the disposal of the MCC Tower by

Guangyuanli to Parent, as specified, and the terms

PROPOSAL #2: Approve the relevant adjustments to the         ISSUER            YES             FOR                  FOR

specific breakdown of categories of equipment

purchase for engineering and construction business

and research & development, the investment projects

as financed by the proceeds from the A share offering

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METALLURGICAL CORPORATION OF CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y5949Y119

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #s.1: Authorize the Company to purchase                ISSUER            YES             FOR                  FOR

Shares on The Stock Exchange of Hong Kong Limited

[the Hong Kong Stock Exchange] or the Shanghai Stock

Exchange or any other stock exchange on which the

Shares may be listed and which is recognized for this

 purpose by the Hong Kong Securities and Futures

Commission and the Stock Exchange, subject to

paragraph (B) below, the exercise by the Board of

Directors during the Relevant Period of all the

powers of the Company in accordance with all

applicable laws, including the Listing Rules of the

Shanghai Stock Exchange, the Hong Kong Code on Share

Repurchases and the Rules Governing the Listing of

Securities on The Stock Exchange of Hong Kong Limited

 [as amended from time to time], be and is hereby

generally and unconditionally approved; the aggregate

 nominal amount of Shares which may be purchased or

agreed conditionally or unconditionally to be

purchased pursuant to the approval in paragraph (A)

above shall not exceed 10% of the aggregate nominal

amount of the share capital of the Company in issue

as at the date of passing of this resolution, and the

 said approval shall be limited accordingly; on the

condition that the Shareholders have approved

paragraphs (A) and (B) above by a special resolution

at the AGM, the aggregate nominal amount of: (a) A

Shares which may be purchased or agreed conditionally

 or unconditionally to be purchased pursuant to the

approval in paragraph (A) above shall not exceed 10%

of the aggregate nominal amount of A Shares in issue

as at the date of passing of this resolution at the

AGM and at the relevant class meeting of the

Shareholders, whichever is later, and the said

approval shall be limited accordingly; and (b) H

Shares which may be purchased or agreed conditionally

 or unconditionally to be purchased pursuant to the

approval in paragraph (A) above shall not exceed 10%

of the aggregate nominal amount of H Shares in issue

as at the date of passing of this resolution at the

AGM and at the relevant class meeting of the

Shareholders, and the said approval shall be limited

accordingly; [Authority expires at the conclusion of

the next AGM of the Company and the expiration of the

 period within which the next annual general meeting

of the Company is required by the Articles of

Association of the Company or Bylaw to be held]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METALLURGICAL CORPORATION OF CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y5949Y119

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009 as

specified

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009 as

specified

PROPOSAL #3.: Approve the report of the International        ISSUER            YES             FOR                  FOR

 Auditors and audited financial statements of the

Company for the YE 31 DEC 2009 as specified

PROPOSAL #4.: Approve the Profit Distribution Plan of        ISSUER            YES             FOR                  FOR

 the Company for the YE 31 DEC 2009

PROPOSAL #5.: Appointment of Mr. Jing Tianliang as a         ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company

PROPOSAL #6.: Approve the provision of external                 ISSUER            YES         AGAINST           AGAINST

guarantees by the Company and its Subsidiaries as

specified

PROPOSAL #7.: Approve the guarantees provided by the         ISSUER            YES         AGAINST           AGAINST

subsidiaries of the Company during the period from 21

 SEP 2009 to 31 DEC 2009

PROPOSAL #8.: Amend the Rules for Providing External         ISSUER            YES         AGAINST           AGAINST

Guarantees of the Company

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers as            ISSUER            YES             FOR                  FOR

the International Auditor and the appointment of

PricewaterhouseCoopers Zhong Tian CPAs Limited

Company as the Domestic Auditor of the Company to

hold office until the conclusion of the next AGM and

authorize the Board to determine their remuneration

PROPOSAL #10.: Approve the emoluments of the                       ISSUER            YES             FOR                  FOR

Directors and the Supervisors of the Company for the

year 2009 as specified

PROPOSAL #11.: Approve the Company to supply all                ISSUER            YES             FOR                  FOR

Corporate Communications [as defined in The Rules

Governing the Listing of Securities On the Stock

Exchange of Hong Kong Limited] by making them

available on the Company's website

PROPOSAL #S.12.: Authorize the Board, for the purpose        ISSUER            YES             FOR                  FOR

 of increasing the flexibility and efficiency in

operation, to issue, allot and deal with additional A

 Shares not exceeding 20% of the A Shares in issue

and additional H Shares not exceeding 20% of the H

Shares in issue and to make corresponding amendments

to the Articles of Association of the Company as it

thinks fit so as to reflect the new capital structure

 upon the allotment or issuance of shares: (A) (a)

subject to Paragraph C below and in accordance with

the relevant requirements of the Rules Governing the

Listing of Securities on The Stock Exchange of Hong

Kong Limited, the Articles of Association of the

Company and the applicable laws and regulations of

the PRC, the exercise by the Board of Directors

during the Relevant Period of all the powers of the

Company to authorize, allot or issue, either

separately or concurrently once every twelve months,

additional A Shares and H shares and to make or grant

 offers, agreements, options and rights of exchange

or conversion which might require the exercise of

such powers be hereby generally and unconditionally

approved; (B) the approval in Paragraph A above shall

 authorize the Board of Directors during the Relevant

 Period to make or grant offers, agreements, options

and rights of exchange or conversion which might

require the exercise of such powers after the end of

the Relevant Period; (c) each of the aggregate

nominal amounts of A Shares and H Shares authorized,

allotted or issued or agreed conditionally or

unconditionally to be authorized, allotted or issued

whether pursuant to an option or otherwise by the

Board of Directors, either separately or concurrently

 once every twelve months, pursuant to the approval

granted in Paragraph A shall not exceed 20% of each

of the aggregate nominal amounts of A Shares and H

Shares in issue at the date of passing this

resolution, otherwise than pursuant to (i) a Rights

Issue or (ii) any scrip dividend or similar

arrangement providing for allotment of shares in lieu

 of the whole or part of a dividend on shares of the

Company in accordance with the Articles of

Association of the Company; and [Authority expires

the earlier of the conclusion of the next AGM of the

Company or the expiration of the period of 12 months

from the date of passing of the special resolution

granting the general mandate]; authorize the Board of

 Directors to make corresponding amendments to the

Articles of Association of the Company as it thinks

fit so as to reflect the new capital structure upon

the allotment or issue of shares as provided in sub-

Paragraph (A) (a) of this resolution

PROPOSAL #S.13: Authorize the Board of Directors,              ISSUER            YES             FOR                  FOR

subject to this resolution below, to purchase Shares

on The Stock Exchange of Hong Kong Limited or the

Shanghai Stock Exchange or any other stock exchange

on which the Shares may be listed and which is

recognized for this purpose by the Hong Kong

Securities and Futures Commission and the Stock

Exchange, in accordance with all applicable laws,

including the Listing Rules of the Shanghai Stock

Exchange, the Hong Kong Code on Share Repurchases and

 the Rules Governing the Listing of Securities on The

 Stock Exchange of Hong Kong Limited during the

relevant period as amended from time to time, not

exceeding 10% of the aggregate nominal amount of the

share capital of the Company in issue as at the date

of passing of this resolution, and the said approval

shall be limited accordingly; on the condition that

the Shareholders have approved this resolution above

at the AGM, the aggregate nominal amount of: (a) A

Shares which may be purchased or agreed conditionally

 or unconditionally to be purchased pursuant to the

approval in this Resolution above shall not exceed

10% of the aggregate nominal amount of A Shares in

issue as at the date of passing of this resolution at

 the AGM and at the relevant class meeting of the

shareholders whichever is later and the said approval

 shall be limited accordingly; b)H Shares which may

be purchased or agreed conditionally or

unconditionally to be purchased pursuant to the

approval in this resolution above shall not exceed

10% of the aggregate nominal amount of H Shares in

issue as at the date of passing of this resolution at

 the AGM and the relevant class meeting of the

Shareholders, and the said approval shall be limited

accordingly; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the Company or by law to be held]

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company to reflect the changes in the Company's

principal business place in Beijing, the PRC and the

increase in the registered and paid-up share capital

of the Company as a result of its A Share offering

and global offering

PROPOSAL #S.15: Approve the change to the registered         ISSUER            YES             FOR                  FOR

and paid-up share capital of the Company as a result

of its A Share offering and global offering

PROPOSAL #S.16: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: authorize the Company to issue

medium term notes, according to the market conditions

 and the needs of the Company, in the PRC in the

aggregate principal amount of not more than RMB 14.9

billion [in multiple tranches] for a term of not more

 than 10 years in the following terms: (i) Place of

issue: within the PRC (in multiple tranches); (ii)

Total principal amount: up to RMB 14.9 billion; (iii)

 Maturity: not more than 10 years; (iv) Interest

rate: to be determined according to market conditions

 and the relevant requirements of the relevant

regulatory authorities at the time of issue; and (v)

Use of proceeds: the entire amount will be used to

replace the bank loans of the Company

PROPOSAL #S.17: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER PROPOSAL: authorize the Company to issue

short-term financing bills, according to the market

conditions and the needs of the Company, in the PRC

in the aggregate principal amount of not more than

RMB 14.4 billion (in multiple tranches) for a term of

 one year in the following terms: (i) Place of issue:

 within the PRC (in multiple tranches); (ii) Total

principal amount: up to RMB 14.4 billion; (iii)

Maturity: 1 year; (iv) Interest rate: to be

determined according to market conditions and the

relevant at the time of issue requirements of the

relevant regulatory authorities at the time of issue;

 and (v) Use of proceeds: the entire amount will be

used to replace the bank loans of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METALURGICA GERDAU SA, PORTO ALEGRE

  TICKER:                  N/A                 CUSIP:   P4834C118

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to take knowledge of the                     ISSUER             NO              N/A                  N/A

Director's accounts, to examine,and the Company's

consolidated financial statements for the YE 31 DEC

2009

PROPOSAL #2: Approve to decide on the allocation of          ISSUER             NO              N/A                  N/A

the net profits from the FY and the distributions of

results

PROPOSAL #3: Elect the Members of the Board of                   ISSUER            YES         AGAINST           AGAINST

Directors and set their remuneration

PROPOSAL #4: Elect the Members of the Finance                     ISSUER            YES             FOR                  FOR

Committee and respective Substitutes and set

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METAVANTE TECHNOLOGIES, INC.

  TICKER:                  MV                   CUSIP:   591407101

  MEETING DATE:      9/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE AND ADOPT THE AGREEMENT AND         ISSUER            YES             FOR                  FOR

PLAN OF MERGER, DATED AS OF MARCH 31, 2009, BY AND

AMONG FIDELITY NATIONAL INFORMATION SERVICES, INC.,

CARS HOLDINGS, LLC, AND METAVANTE TECHNOLOGIES, INC.,

 AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME,

AND THE TRANSACTIONS IT CONTEMPLATES.

PROPOSAL #02: TO APPROVE THE ADJOURNMENT OF THE                 ISSUER            YES             FOR                  FOR

SPECIAL MEETING, INCLUDING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN THE

EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME

 OF THE SPECIAL MEETING TO APPROVE THE FOREGOING

PROPOSAL.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METCASH LTD

  TICKER:                  N/A                 CUSIP:   Q6014C106

  MEETING DATE:      9/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report to the Company and the reports of the

Directors and auditors for the YE 30 APRIL 2009

PROPOSAL #2.a: Re-elect Mr. Lou Jardin as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation under Rule

8.1(d) of the Company's Constitution

PROPOSAL #2.b: Re-elect Mr. Richard Longes as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation

under Rule 8.1(d) of the Company's Constitution

PROPOSAL #2.c: Re-elect Mr. Andrew Reitzer as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation

under Rule 8.1(d) of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report that                ISSUER            YES             FOR                  FOR

forms part of the Director's report of the Company

for the FYE 30 APR 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METLIFE, INC.

  TICKER:                  MET                 CUSIP:   59156R108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: R. GLENN HUBBARD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED F. KELLY, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES M. KILTS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID SATCHER                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR 2010

PROPOSAL #03: SHAREHOLDER PROPOSAL ON CUMULATIVE           SHAREHOLDER        YES         AGAINST               FOR

VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METRO AG, DUESSELDORF

  TICKER:                  N/A                 CUSIP:   D53968125

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER            YES             FOR                  FOR

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements, the group annual report, and the reports

 pursuant to Sections 289[4], 289[5] and 315[4] of

the German Commercial Code Resolution on the

appropriation of the distributable profit of EUR 40

9,833,053.79 as follows: payment of a dividend of EUR

 1.18 per ordinary share Payment of a dividend of EUR

 1.298 per preference share EUR 23,90 7,769.59 shall

be carried forward Ex -dividend and payable date: 06

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the members of the Board of Managing Directors

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: KPMG AG, Berlin

PROPOSAL #6.: Election of Juergen Kluge to the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #7.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

differing more than 10% from the market price of the

shares, on or before 04 MAY 2015, the Board of

Managing Directors shall be authorized to float the

shares o n foreign stock exchanges, to use t he

shares for mergers and acquisitions, to retire the

shares, to dispose of the shares in a manner other

than the stock exchange or an offer to all

shareholders if the shares are sold at a price not

materially below their market price, and to offer the

 shares to holders of conversion and option rights

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association, the current

 authorizations I and II given by the shareholders

meeting of 13 MAY 2009, to issue convertible and/or

warrant bonds shall be revoked, the Board of Managing

 Directors shall be authorized, with the consent of

the Supervisory Board, to issue bearer bonds of up to

 EUR 1,500,000,000 and conferring conversion and/or

option rights f or shares of the Company, on or

before 04 MAY 2015, Shareholders shall be granted

subscription rights except for residual amounts, for

the g ranting of such right to holders of conversion

or option rights, and for the issue of bonds

conferring conversion and/or option rights for'S

hares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, the Company's share capital

 shall be increased accordingly by up to EUR

127,825,000 through the issue of up to 50,000,000 new

 ordinary shares, insofar as con version and/or

option rights are exercised [contingent capital I],

the current contingent capital II shall be revoked

PROPOSAL #9.: Amendment to Section 13 of the Articles        ISSUER            YES             FOR                  FOR

 of Association in respect of the members of the

nomination Committee only receiving a n annual

remuneration for Membership in the committee if at

least two committee meetings were held within the

corresponding FY

PROPOSAL #10.: Amendment to Sections 15 and 16 o f            ISSUER            YES             FOR                  FOR

the Articles of Association in respect of the

shareholders meeting being convened at least 36 days

prior to the meeting, and in respect o f shareholders

 being entitled to participate in and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting and

provide evidence of their shareholding as per the

statutory record date

PROPOSAL #11.: Amendment to Section 18 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of proxy voting

instructions being issued in written form or in

another manner determined by the Company

PROPOSAL #12.: Amendments to Sections 16 and 17 of            ISSUER            YES             FOR                  FOR

the Articles of Association in respect of the Board

of Managing Directors being authorized to permit the

shareholders to participate in the shareholders

meeting b y the use of electronic means of

communication, and in respect of the Board of

Managing Directors being authorized to permit the

audiovisual transmission o f the shareholders meeting

PROPOSAL #13.: Amendment to Section 18 of the                     ISSUER            YES             FOR                  FOR

articles of Association in respect of the Board of

Managing Directors being authorized to permit

absentee voting at shareholders meetings

PROPOSAL #14.: Amendment to Section 8 of the Articles        ISSUER            YES             FOR                  FOR

 of Association in respect of the Supervisory Board

electing the Chairman and the Deputy Chairman of the

Board from among its members

PROPOSAL #15.: Amendment to Section 12 of the                     ISSUER            YES             FOR                  FOR

Articles of Association in respect of the second

sentence of the second paragraph being deleted due to

 statutory adjustments to the provisions governing

the Supervisory Board's authority to receive

declarations of intent

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METROPCS COMMUNICATIONS, INC.

  TICKER:                  PCS                 CUSIP:   591708102

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: C. KEVIN LANDRY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARTHUR C. PATTERSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES N. PERRY, JR.                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE METROPCS COMMUNICATIONS,        ISSUER            YES             FOR                  FOR

 INC. 2010 EQUITY INCENTIVE COMPENSATION PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS THE METROPCS COMMUNICATIONS, INC.

INDEPENDENT AUDITOR FOR FISCAL YEAR ENDING DECEMBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METROPOLITAN BANK & TRUST CO MBTC

  TICKER:                  N/A                 CUSIP:   Y6028G136

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Call to order                                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the certification of notice and         ISSUER            YES             FOR                  FOR

quorum

PROPOSAL #3: Approve the minutes of the annual                   ISSUER            YES             FOR                  FOR

meeting of stockholders held on 29 APR 2009

PROPOSAL #4: Approve the report to the stockholders           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Ratify the Corporate Acts                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.1: Election of George S.K. Ty as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.2: Election of Antonio S. Abacan, Jr. as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #6.3: Election of Francisco C. Sebastian as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #6.4: Election of Arthur Ty as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.5: Election of Fabian S. Dee as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.6: Election of Amelia B. Cabal as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.7: Election of Edmund A. Go as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #6.8: Election of Vy Tonne So as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.9: Election of David Go as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #6.10: Election of Renato C. Valencia as an         ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #6.11: Election of Valentin A. Araneta as an        ISSUER            YES             FOR                  FOR

 Independent Director

PROPOSAL #6.12: Election of Remedios L. Macalincag as        ISSUER            YES             FOR                  FOR

 an Independent Director

PROPOSAL #7: Other matters                                                       ISSUER             NO              N/A                  N/A

PROPOSAL #8: Adjournment                                                          ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METROPOLITAN HLDGS LTD

  TICKER:                  N/A                 CUSIP:   S5064H104

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company and of any subsidiary of the Company by

way of a general approval to repurchase shares issued

 by the Company, subject always to the provisions of

the Companies Act 61 of 1973, as amended [the

Companies Act] and the listings requirements of the

JSE limited [the listing requirements] and any other

stock exchange up on which the shares of the Company

may be quoted or listed from time to time, and

subject to such other conditions as may be imposed by

 any other relevant authority, and subject further to

 the following conditions: [Authority expires the

earlier of the conclusion of the Company's next AGM

or 15 months from the date of this resolution]; the

general repurchase by the Company of its own shares

shall not, in aggregate in any one FY, exceed a

maximum of 20% of the Company's issued shares of that

 class at the time this general approval is granted;

in the case of an acquisition by a subsidiary of the

Company of shares in the Company under this general

approval, such acquisition shall be limited to a

maximum of 10% in aggregate of the Company's issued

share capital at the time of such acquisition; any

acquisition under this general approval shall not be

made at a price more than 10% above the volume

weighted average traded price of the Company's

ordinary shares concerned for the 5 business days

immediately preceding the date of the acquisition;

the working capital available to the Company and the

group will be adequate for ordinary business purposes

 for a period of at least 12 months after the date of

 approval of this resolution; any acquisition in

terms hereof may only be effected through the order

book operated by the JSE trading system and may only

be done without any prior understanding or

arrangement between the Company and the Counter

party; at any time, the Company shall only appoint

one agent to effect any acquisitions on the Company's

 behalf in terms of this general approval; any such

acquisitions of the Company's shares shall be

announced when an aggregate of 3% of the initial

number of shares has been purchased and for each 3%

in aggregate of the initial number of shares acquired

 thereafter; the Company may only undertake an

acquisition if, after such acquisition, it still

complies with the shareholder spread requirements

contained in the listing requirements; the Company or

 its subsidiaries may not acquire the Company's share

 during a prohibited period defined in the terms of

listings requirements, unless it has repurchase

programme where the dates and quantities of the

securities to be traded during the relevant period

are fixed [not subject to any variation] and full

details of the programme have been disclosed in an

announcement on SENS prior to the commencement of the

 prohibited period, the Company is authorized thereto

PROPOSAL #1: Receive and adopt the annual financial          ISSUER            YES             FOR                  FOR

statements of the Company for the FYE 31 DEC 2009,

including the Director's report and the Auditor's

report, as specified

PROPOSAL #2: Appointment of Mr. M.L. Smith, Mr. S.A.         ISSUER            YES             FOR                  FOR

Muller and Mrs. F. Jakoet as the Members of the Audit

 Committee with effect from MAY 2010 until MAY 2011

PROPOSAL #3.1: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the

Chairperson of the Board with current ZAR 900,000 and

 recommended ZAR 900,000[0%] with effect from 01 JAN

PROPOSAL #3.2: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the Non-

executive Directors with current ZAR 260,000 and

recommended ZAR 300,000[15%] with effect from 01 JAN

PROPOSAL #3.3: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the

Chairperson of Audit Committee with current ZAR

192,500 and recommended ZAR 210,000[9%] with effect

PROPOSAL #3.4: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the Members

with current ZAR 110,000 and recommended ZAR

120,000[9%] with effect from 01 JAN 2010

PROPOSAL #3.5: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the

Chairperson of Actuarial Committee with current ZAR

181,500 and recommended ZAR 198,000[9%] with effect

PROPOSAL #3.6: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the Member

with current ZAR 90,750 and recommended ZAR

99,000[9%] with effect from 01 JAN 2010

PROPOSAL #3.7: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the

Chairperson of Other Committees with current ZAR

121,000 and recommended ZAR 132,000[9%] with effect

PROPOSAL #3.8: Approve the revised annual                            ISSUER            YES             FOR                  FOR

remuneration payable by the Company to the Members

with current ZAR 60,500 and recommended ZAR

66,000[9%] with effect from 01 JAN 2010

PROPOSAL #4: Re-elect Mrs. M. Vilakazi as a Director         ISSUER            YES             FOR                  FOR

of the Company with immediate effect in accordance

with the Articles of Association of the Company

PROPOSAL #5: Re-elect Mrs. Z.J. Matlala as a Director        ISSUER            YES             FOR                  FOR

 of the Company with immediate effect in accordance

with the Articles of Association of the Company

PROPOSAL #6: Re-elect Mrs. F. Jakoet as a Director of        ISSUER            YES             FOR                  FOR

 the Company, with immediate effect who retires by

rotation and as at one third of the Directors are

required to retire by rotation as the Directors of

the Company at this AGM in accordance with the

Articles of Association of the Company

PROPOSAL #7: Re-elect Mr. J.C. Van Reenen as a                   ISSUER            YES             FOR                  FOR

Director of the Company, with immediate effect who

retires by rotation and as at one third of the

Directors are required to retire by rotation as the

Directors of the Company at this AGM in accordance

with the Articles of Association of the Company

PROPOSAL #8: Re-elect Mr. J.E. Newbury as a Director         ISSUER            YES             FOR                  FOR

of the Company, with immediate effect who retires by

rotation and as at one third of the Directors are

required to retire by rotation as the Directors of

the Company at this AGM in accordance with the

Articles of Association of the Company

PROPOSAL #9: Authorize any one Director of the                   ISSUER            YES             FOR                  FOR

Company or the Company Secretary to take such steps,

do all such things and sign all such documents as may

 be necessary or required for the purpose of

implementing the ordinary resolutions proposed at

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METROPOLITAN HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   S5064H104

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles 135 and 136 of the         ISSUER            YES             FOR                  FOR

Articles of Association of the Company, as specified

PROPOSAL #O.1: Authorize any Independent Non-                      ISSUER            YES             FOR                  FOR

Executive Director or Officer of the Company, acting

alone, to take all such steps and sign all documents

as may be necessary to give effect to the resolutions

 duly passed at this general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  METSO CORPORATION

  TICKER:                  N/A                 CUSIP:   X53579102

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of a person to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and count the votes

PROPOSAL #4: Recording the legality and quorum of the        ISSUER             NO              N/A                  N/A

 meeting

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the group financial                ISSUER             NO              N/A                  N/A

statements, annual report and the Auditors' report

for the year 2009

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8.1: Approve to pay dividend of EUR 0.70           ISSUER            YES             FOR                  FOR

per share

PROPOSAL #8.2: Authorize the Board to decide donation        ISSUER            YES             FOR                  FOR

 of EUR 2,500,000 to Universities

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11: Approve the number of Board Members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect M. L. Friman, C. Gardell, Y.          ISSUER            YES             FOR                  FOR

Neuvo, P. Rudengren and J. Viinanen and election of

E. Pehu-Lehtonen and M. Von Frenckell as the new

Members of the Board

PROPOSAL #13: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of the Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #15: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

acquiring  the Company's own shares

PROPOSAL #16: Authorize the Board to decide on share         ISSUER            YES             FOR                  FOR

issue and granting special rights

PROPOSAL #17: Amend Article 8 of Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #18: PLEASE NOTE THAT THIS IS A                              ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S  SOLIDIUM  PROPOSAL: approve to

establish a Nomination Committee

PROPOSAL #19: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEXICHEM SAB DE CV

  TICKER:                  N/A                 CUSIP:   P57908132

  MEETING DATE:      8/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve to carry out an increase in the        ISSUER            YES             FOR                  FOR

 variable part of the share capital of the Company,

in accordance with the terms and conditions that the

meeting itself approves

PROPOSAL #II.: Approve the designation of delegates          ISSUER            YES             FOR                  FOR

who will carry out and formalize the resolutions

passed by the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEXICHEM SAB DE CV

  TICKER:                  N/A                 CUSIP:   P57908132

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve, if relevant, the payment of a         ISSUER            YES             FOR                  FOR

cash dividend in favor of the shareholders of the

Company, up to the amount of MXN 0.22 per share;

resolutions in this regard, modifications to the

previous resolution of the general meeting of

shareholders of the maximum amount to be allocated,

for the purchase of the Company's own shares

PROPOSAL #II.: Approve the designation of delegates          ISSUER            YES             FOR                  FOR

who will carry out and formalize the resolutions

passed by the general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MEXICHEM SAB DE CV

  TICKER:                  N/A                 CUSIP:   P57908132

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report from the General                ISSUER            YES             FOR                  FOR

Director and on the basis of this that from the Board

 of Directors, for the purposes of Article 28, Part

iv, line B, of the Securities Market Law and of

Article 172 of the general mercantile Companies Law,

regarding the operations and results of the FYE 31

DEC 2009 and the audited individual and consolidated

financial statements of the company together with its

 subsidiaries to said date, as well as the report

that is referred to in part xx of Article 86 of the

income tax law

PROPOSAL #2: Receive the annual report from the audit        ISSUER            YES             FOR                  FOR

 Committee and from the corporate practices Committee

 of the Company

PROPOSAL #3: Approve the proposal and resolution                ISSUER            YES             FOR                  FOR

regarding the allocation of results for the FYE 31

DEC 2009

PROPOSAL #4: Ratify the members of the Board of                 ISSUER            YES         AGAINST           AGAINST

Directors both full and alternate secretary and vice-

secretary as well as of the members and secretary of

the audit and corporate practices committees of the

Company

PROPOSAL #5: Approve to determine the compensation            ISSUER            YES             FOR                  FOR

for the members of the Board of Directors, as well as

 for the people who make up the audit and corporate

practices committees of the Company

PROPOSAL #6: Approve to determine of the maximum                ISSUER            YES             FOR                  FOR

amount of funds that can be allocated during the 2010

 fiscal year to the purchase of the shares of the

Company

PROPOSAL #7: Receive the annual report from Board of         ISSUER            YES             FOR                  FOR

Directors regarding the adoption or modification of

the policies in regard to the acquisition of shares

of the company and regarding the resolutions of said

corporate body in relation to the purchase and or

placement of shares of the Company

PROPOSAL #8: Approve the designation of delegates who        ISSUER            YES             FOR                  FOR

 will carry out and formalize the resolutions passed

by the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MGM MIRAGE

  TICKER:                  MGM                 CUSIP:   552953101

  MEETING DATE:      8/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT H. BALDWIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIE D. DAVIS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNY C. GUINN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALEXANDER M. HAIG, JR                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALEXIS M. HERMAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROLAND HERNANDEZ                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY N. JACOBS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KIRK KERKORIAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY MANDEKIC                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROSE MCKINNEY-JAMES                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES J. MURREN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL J. TAYLOR                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MELVIN B. WOLZINGER                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF THE                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 YEAR ENDING DECEMBER 31, 2009.

PROPOSAL #03: TO CONSIDER A STOCKHOLDER PROPOSAL IF      SHAREHOLDER        YES         ABSTAIN           AGAINST

PRESENTED AT THE ANNUAL MEETING.

PROPOSAL #04: TO TRANSACT SUCH OTHER BUSINESS AS MAY         ISSUER            YES         AGAINST           AGAINST

PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS

THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MGM MIRAGE

  TICKER:                  MGM                 CUSIP:   552953101

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT H. BALDWIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM A. BIBLE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BURTON M. COHEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIE D. DAVIS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNY C. GUINN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALEXIS M. HERMAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROLAND HERNANDEZ                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KIRK KERKORIAN                                     ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ANTHONY MANDEKIC                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROSE MCKINNEY-JAMES                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES J. MURREN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL J. TAYLOR                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MELVIN B. WOLZINGER                             ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO RATIFY THE SELECTION OF THE                        ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #3: TO AMEND AND RESTATE THE CERTIFICATE OF         ISSUER            YES             FOR                  FOR

INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF

THE COMPANY FROM MGM MIRAGE TO MGM RESORTS

PROPOSAL #4: TO CONSIDER A STOCKHOLDER PROPOSAL IF        SHAREHOLDER        YES         ABSTAIN           AGAINST

PRESENTED AT THE ANNUAL MEETING.

PROPOSAL #5: TO TRANSACT SUCH OTHER BUSINESS AS MAY          ISSUER            YES         AGAINST           AGAINST

PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS

THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MICHELIN

  TICKER:                  N/A                 CUSIP:   F61824144

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 year 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year 2009 and setting of the dividend with

option of payment in shares

PROPOSAL #O.3: Approve the Company's consolidated              ISSUER            YES             FOR                  FOR

accounts for the year 2009

PROPOSAL #O.4: Approve a regulated agreement                       ISSUER            YES             FOR                  FOR

authorised by the Board of Directors

PROPOSAL #O.5: Re elect Laurence Parisot as                        ISSUER            YES             FOR                  FOR

Supervisory Board Member

PROPOSAL #O.6: Re-elect Pat Cox as Supervisory Board         ISSUER            YES             FOR                  FOR

Member

PROPOSAL #O.7: Re-elect PricewaterhouseCoopers Audit         ISSUER            YES             FOR                  FOR

as Auditor

PROPOSAL #O.8: Re-elect Pierre Coll as Alternate                ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.9: Ratify Deloitte and Associes as Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #O.10: Ratify BEAS as Alternate Auditor                ISSUER            YES             FOR                  FOR

PROPOSAL #O.11: Authorize the Managers to enable the         ISSUER            YES             FOR                  FOR

Company to operate on its own shares under a Share

Repurchase Programme with a maximum purchase price of

 EUR 100 per share

PROPOSAL #O.12: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with the issue of bond loans

PROPOSAL #E.13: Authorize the Managers to issue                 ISSUER            YES             FOR                  FOR

shares or tangible assets granting access to the

Company's capital stock, maintaining the preferential

 subscription right

PROPOSAL #E.14: Authorize the Managers to issue                 ISSUER            YES             FOR                  FOR

shares or tangible assets granting access to the

Company's capital stock by means of a public offer,

with suppression of the preferential subscription

PROPOSAL #E.15: Authorize the Managers to issue                 ISSUER            YES             FOR                  FOR

shares and/or tangible assets granting access to the

Company's capital stock by means of an offer as

specified in II of Article L. 411-2 of the Code

Monetaire et Financier  Monetary and Financial Code ,

 with suppression of the preferential subscription

PROPOSAL #E.16: Authorize the Managers to increase            ISSUER            YES             FOR                  FOR

the number of securities to be issued in the event of

 excessive demand during the increase in capital

stock, carried out with or without a preferential

subscription right

PROPOSAL #E.17: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with an increase in capital stock through

incorporation of reserves

PROPOSAL #E.18: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with an increase in capital stock by issuing, without

 a preferential subscription right, ordinary shares

used to pay for contributions of securities in the

event of public offers to exchange or contributions

in kind

PROPOSAL #E.19: Authorize the Managers to go ahead            ISSUER            YES             FOR                  FOR

with an increase in capital stock reserved for

employees who belong to a Group savings plan

PROPOSAL #E.20: Authorize the Managers to reduce                ISSUER            YES             FOR                  FOR

capital stock by cancelling shares

PROPOSAL #E.21: Approve the limit of the overall par         ISSUER            YES             FOR                  FOR

amount of capital stock increases and issues of

tangible assets or debt securities

PROPOSAL #E.22: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MICROCHIP TECHNOLOGY INCORPORATED

  TICKER:                  MCHP               CUSIP:   595017104

  MEETING DATE:      8/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEVE SANGHI                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALBERT J. HUGO-MARTINEZ                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.B. DAY                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MATTHEW W. CHAPMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WADE F. MEYERCORD                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: AMENDMENT AND RESTATEMENT OF OUR 2004          ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLAN TO I) MODIFY THE AUTOMATIC

GRANT PROVISIONS WITH RESPECT TO EQUITY COMPENSATION

FOR NON-EMPLOYEE DIRECTORS TO PROVIDE FOR ANNUAL

AWARDS OF OPTIONS AND RESTRICTED STOCK UNITS (RSUS),

AND (II) REVISE THE DEFINITION OF PERFORMANCE GOALS

FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL

REVENUE CODE.

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM OF MICROCHIP FOR THE FISCAL

YEAR ENDING MARCH 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MICRON TECHNOLOGY, INC.

  TICKER:                  MU                   CUSIP:   595112103

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEVEN R. APPLETON      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: TERUAKI AOKI                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES W. BAGLEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT L. BAILEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MERCEDES JOHNSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LAWRENCE N. MONDRY      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ROBERT E. SWITZ           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE THE COMPANY'S                 ISSUER            YES             FOR                  FOR

EXECUTIVE OFFICER PERFORMANCE INCENTIVE PLAN

PROPOSAL #03: PROPOSAL BY THE COMPANY TO RATIFY THE          ISSUER            YES             FOR                  FOR

APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE

COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 2, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MICROSOFT CORPORATION

  TICKER:                  MSFT               CUSIP:   594918104

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: WILLIAM H. GATES         ISSUER            YES             FOR                  FOR

III

PROPOSAL #02: ELECTION OF DIRECTOR: STEVEN A. BALLMER        ISSUER            YES             FOR                  FOR

PROPOSAL #03: ELECTION OF DIRECTOR: DINA DUBLON                  ISSUER            YES             FOR                  FOR

PROPOSAL #04: ELECTION OF DIRECTOR: RAYMOND V.                   ISSUER            YES             FOR                  FOR

GILMARTIN

PROPOSAL #05: ELECTION OF DIRECTOR: REED HASTINGS               ISSUER            YES             FOR                  FOR

PROPOSAL #06: ELECTION OF DIRECTOR: MARIA KLAWE                  ISSUER            YES             FOR                  FOR

PROPOSAL #07: ELECTION OF DIRECTOR: DAVID F. MARQUARDT      ISSUER            YES             FOR                  FOR

PROPOSAL #08: ELECTION OF DIRECTOR: CHARLES H. NOSKI         ISSUER            YES             FOR                  FOR

PROPOSAL #09: ELECTION OF DIRECTOR: HELMUT PANKE                ISSUER            YES             FOR                  FOR

PROPOSAL #10: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

AUDITOR

PROPOSAL #11: TO APPROVE AMENDMENTS TO AMENDED AND            ISSUER            YES             FOR                  FOR

RESTATED ARTICLES OF INCORPORATION

PROPOSAL #12: ADVISORY VOTE ON EXECUTIVE COMPENSATION        ISSUER            YES             FOR                  FOR

PROPOSAL #13: SHAREHOLDER PROPOSAL - ADOPTION OF           SHAREHOLDER        YES         ABSTAIN           AGAINST

HEALTHCARE REFORM PRINCIPLES

PROPOSAL #14: SHAREHOLDER PROPOSAL - DISCLOSURE OF        SHAREHOLDER        YES         ABSTAIN           AGAINST

CHARITABLE CONTRIBUTIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MICRO-STAR INTERNATIONAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y6037K110

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of the local unsecured                ISSUER             NO              N/A                  N/A

convertible bonds

PROPOSAL #A.4: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.7: Other discussion                                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIGDAL INSURANCE & FINANCIAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   M70079120

  MEETING DATE:      7/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the receipt of the Directors            ISSUER            YES             FOR                  FOR

report and financial statements for the year 2008

PROPOSAL #2.: Re-appoint the Accountant-Auditors                ISSUER            YES             FOR                  FOR

until the next AGM and authorize the Board to fix

PROPOSAL #3.1: Re-appoint Mr. Aaron Fogel [Chairman]         ISSUER            YES         AGAINST           AGAINST

as an Officiating Director; the External Directors

continue in office by Provision of Law

PROPOSAL #3.2: Re-appoint Mr. Ronti Abramson as an            ISSUER            YES         AGAINST           AGAINST

Officiating Director; the External Directors continue

 in office by Provision of Law

PROPOSAL #3.3: Re-appoint Mr. Sergio Balbinot as an          ISSUER            YES         AGAINST           AGAINST

Officiating Director; the External Directors continue

 in office by Provision of Law

PROPOSAL #3.4: Re-appoint Mr. I. Amihud Ben-Porat as         ISSUER            YES         AGAINST           AGAINST

an Officiating Director; the External Directors

continue in office by Provision of Law

PROPOSAL #3.5: Re-appoint Mr. Dan Zisskind as an                ISSUER            YES         AGAINST           AGAINST

Officiating Director; the External Directors continue

 in office by Provision of Law

PROPOSAL #3.6: Re-appoint Mr. Alessandro Corsi as an         ISSUER            YES         AGAINST           AGAINST

Officiating Director; the External Directors continue

 in office by Provision of Law

PROPOSAL #3.7: Re-appoint Mr. Shmuel Penchas as an            ISSUER            YES         AGAINST           AGAINST

Officiating Director; the External Directors continue

 in office by Provision of Law

PROPOSAL #3.8: Re-appoint Mr. Ran Carol as an                     ISSUER            YES         AGAINST           AGAINST

Officiating Director; the External Directors continue

 in office by Provision of Law

PROPOSAL #3.9: Re-appoint Mr. Herzl Shalem as an                ISSUER            YES         AGAINST           AGAINST

Officiating Director; the External Directors continue

 in office by Provision of Law

PROPOSAL #3.10: Appoint Mr. Moshe Haba as an                       ISSUER            YES         AGAINST           AGAINST

Additional Director; the External Directors continue

in office by Provision of Law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIGDAL INSURANCE & FINANCIAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   M70079120

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to issue 650,000 options with          ISSUER            YES             FOR                  FOR

an exercise price of NIS 5.4447 each linked to the

consumers prices index to the Chairman of the Board

of Directors, who is also Chairman of Migdal

Insurance Company Ltd

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIGDAL INSURANCE & FINANCIAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   M70079120

  MEETING DATE:      1/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a Framework Agreement, for                ISSUER            YES         ABSTAIN           AGAINST

facultative re-insurance in the general insurance

field during the year 2010-2012, with Assicuranzioni

Generali, the controlling shareholder [69.76%]

PROPOSAL #2.: Approve the D&O insurance cover for the        ISSUER            YES         ABSTAIN           AGAINST

 year commenced October 2009 in the amount of USD 100

 million for a premium of USD 623,000

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIGDAL INSURANCE & FINANCIAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   M70079120

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the distribution of a dividend          ISSUER            YES             FOR                  FOR

in the amount of NIS 240 million

PROPOSAL #2: Approve the payment of an annual bonus          ISSUER            YES             FOR                  FOR

to the Chairman of the Board, Mr. A. Fogel, in the

amount of NIS 1.2 million in respect of 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MILLIPORE CORPORATION

  TICKER:                  MIL                 CUSIP:   601073109

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE AGREEMENT AND PLAN OF SHARE        ISSUER            YES             FOR                  FOR

 EXCHANGE, (THE EXCHANGE AGREEMENT), BY AND AMONG

MILLIPORE CORPORATION, MERCK KGAA AND CONCORD

INVESTMENTS CORP., PURSUANT TO WHICH EACH OUTSTANDING

 SHARE OF COMMON STOCK WILL BE TRANSFERRED BY

OPERATION OF LAW TO CONCORD INVESTMENTS CORP. IN

EXCHANGE FOR THE RIGHT TO RECEIVE $107.00 PER SHARE

IN CASH, WITHOUT INTEREST.

PROPOSAL #02: APPROVE THE ADJOURNMENT OR POSTPONEMENT        ISSUER            YES             FOR                  FOR

 OF THE SPECIAL MEETING TO A LATER DATE OR TIME, IF

NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL

PROXIES IN FAVOR OF THE APPROVAL OF THE EXCHANGE

AGREEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MINEBEA CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J42884130

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIRACA HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J4352B101

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan, and Allow Board to Authorize Use of

Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIRAEASSET SECURITIES CO LTD

  TICKER:                  N/A                 CUSIP:   Y6074E100

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect the Outside Director                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Elect the Audit Committee Member                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIRAEASSET SECURITIES CO LTD

  TICKER:                  N/A                 CUSIP:   Y6074E100

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Election of Inside Directors,                       ISSUER            YES             FOR                  FOR

candidates: Gwang Seob Lee, Shin Kim

PROPOSAL #3.2: Election of Outside Director,                       ISSUER            YES             FOR                  FOR

candidates: Seok Gyo An, Jin Young Shin Jeong Tak

Kim, Hee Jin Noe

PROPOSAL #4.1: Election of Audit Committee member who        ISSUER            YES         AGAINST           AGAINST

 is an Inside Director, candidate: Gwang Seob Lee

PROPOSAL #4.2: Election of Audit Committee member who        ISSUER            YES             FOR                  FOR

 is an Outside Director, candidates: Seok Gyo An, Hee

 Jin Noe

PROPOSAL #5: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIRANT CORPORATION

  TICKER:                  MIR                 CUSIP:   60467R100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: THOMAS W. CASON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.D. (PETE) CORRELL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TERRY G. DALLAS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS H. JOHNSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. MILLER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD R. MULLER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT C. MURRAY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM L. THACKER                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

 2010

PROPOSAL #03: STOCKHOLDER RIGHTS PLAN                                    ISSUER            YES             FOR                  FOR

PROPOSAL #04: MATERIAL TERMS OF THE PERFORMANCE GOALS        ISSUER            YES             FOR                  FOR

 INCLUDED IN THE MIRANT CORPORATION 2005 OMNIBUS

INCENTIVE COMPENSATION PLAN

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

QUANTITATIVE GOALS FOR REDUCING TOTAL GREENHOUSE GAS

EMISSIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIRVAC GROUP

  TICKER:                  N/A                 CUSIP:   Q62377108

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the: financial         ISSUER             NO              N/A                  N/A

reports of the Group; the Directors' reports and the

Independent Audit report for each entity for the YE

30 JUN 2009

PROPOSAL #2.1: Re-elect Mr. Paul Biancardi as a                 ISSUER            YES             FOR                  FOR

Director of the Mirvac Limited, who retires by

rotation in accordance with Clause 10.3 of the Mirvac

 Limited's Constitution

PROPOSAL #2.2: Re-elect Mr. Adrian Fini as a Director        ISSUER            YES             FOR                  FOR

 of the Mirvac Limited, who retires by rotation in

accordance with Clause 10.3 of the Mirvac Limited's

Constitution

PROPOSAL #3.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Mirvac Limited for the YE 30 JUN 2009

PROPOSAL #4.: Approve, with effect from 01 JUL 2009,         ISSUER            YES             FOR                  FOR

to increase the remuneration of the Non-Executive

Directors of the Mirvac Limited for services provided

 to the Mirvac Limited or to any of its controlled

entities by AUD 500,000 per annum to an aggregate

maximum sum of AUD 1,950,000 per annum, with such

remuneration to be divided among the Non-Executive

Directors in such proportion and manner as the

Director agree [or in default of agreement, equally]

PROPOSAL #5.: Approve, for all purposes, including            ISSUER            YES             FOR                  FOR

for the purpose of ASX Listing Rule 10.14, the offer

of performance rights by the Group to Mr. Nicholas

Collishaw [Managing Director] in the Group's Long

Term Performance Plan on the terms of that Plan and

as specified

PROPOSAL #6.: Ratify and approve the following issues        ISSUER            YES             FOR                  FOR

 of stapled securities of the Group for the purposes

of ASX Listing Rule 7.4 and for all other purposes:

the issue of 80,000,000 stapled securities as part of

 the Institutional Placement in DEC 2008 and the

issue of 152,515,180 stapled securities as part of

the Institutional Placement in JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MISC BHD, KUALA LUMPUR

  TICKER:                  N/A                 CUSIP:   Y6080H113

  MEETING DATE:      8/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements for the FYE 31 MAR 2009, the reports of

the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend of 20 sen per         ISSUER            YES             FOR                  FOR

share [tax exempt] in respect of the FYE 31 MAR 2009

PROPOSAL #3.: Re-elect Mr. Amir Hamzah Bin Azizan,            ISSUER            YES         AGAINST           AGAINST

who retires in accordance with Article 95 of the

Company's Articles of Association

PROPOSAL #4.: Re-elect Tan Sri Dr. Wan Abdul Aziz Bin        ISSUER            YES             FOR                  FOR

 Wan Abdullah as a Director, who retires by rotation

in accordance with Article 97 of the Company's

Articles of Association

PROPOSAL #5.: Re-elect Mr. Dato' Kalsom Binti Abd.            ISSUER            YES             FOR                  FOR

Rahman as a Director, who retires by rotation in

accordance with Article 97 of the Company's Articles

of Association

PROPOSAL #6.: Re-elect Mr. Datuk Nasarudin bin Md              ISSUER            YES             FOR                  FOR

Idris as a Director, who retires by rotation in

accordance with Article 97 of the Company's Articles

of Association

PROPOSAL #7.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

for the FYE 31 MAR 2009

PROPOSAL #8.: Re-appoint Messrs. Ernst N Young as the        ISSUER            YES             FOR                  FOR

 Auditors of the company and authorize the Directors

to fix their remuneration

PROPOSAL #9.: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MISC BHD, KUALA LUMPUR

  TICKER:                  N/A                 CUSIP:   Y6080H113

  MEETING DATE:      1/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Board of Directors of the         ISSUER            YES             FOR                  FOR

Company  Board , subject to the relevant authorities

and/or parties being obtained  where required , to

provisionally allot by way of a renounceable rights

issue of 743,965,517 Rights Shares to the

shareholders of the Company, whose names appear in

the Record of Depositors of the Company as at the

close of business on an entitlement date to be

determined and announced by the Board, or their

renouncee'S , on the basis of 1 Rights Share for

every 5 existing Shares held, at an issue price of

MYR 7.00 for each Rights Share; the Rights Shares

shall, upon allotment and issue, rank equally in all

respects with the then existing MISC Shares, except

that they shall not be entitled to any dividends,

rights, allotment and/or other distributions, CONTD

PROPOSAL #2: Authorize the Board to increase the                ISSUER            YES             FOR                  FOR

authorized share capital of the Company from MYR

5,000,000,001 comprising 5,000,000,000 ordinary

shares of MYR 1.00 each and 1 preference share of MYR

 1.00 each to MYR 10,000,000,001 comprising

10,000,000,000 ordinary shares of MYR 1.00 each and 1

 preference share of MYR 1.00 each by the creation of

 an additional 5,000,000,000 ordinary shares of MYR

1.00 each and amend Clause 5 of the Memorandum of

Association accordingly

PROPOSAL #3: Authorize the Company, subject to the            ISSUER            YES             FOR                  FOR

approvals of the Bursa Securities and any other

relevant authorities being obtained  where required

and the passing of Special Resolution 1 below, to

merge its shares listed under Stock Code Number 3816F

 and Stock Name MISC-01  Foreign Tranche Shares  with

 that of its shares listed under Stock Code Number

3816 and Stock Name MISC Local Tranche Shares  as

quoted and listed on the Main Market of Bursa

Securities without any compensation to the local or

foreign tranche shareholders, as the case may be, for

 the share price differential between the Local

Tranche Shares and Foreign Tranche Shares, if any;

authorize the Board to give effect to the above with

PROPOSAL #S.1: Approve, subject to the passing of the        ISSUER            YES             FOR                  FOR

 Ordinary Resolution 3 above, the amendments to the

Articles of Association of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MISUMI GROUP INC.

  TICKER:                  N/A                 CUSIP:   J43293109

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #5: Authorize Use of Stock Option Plan for          ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #6: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITAC INTERNATIONAL CORP

  TICKER:                  N/A                 CUSIP:   Y60847103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.15 per share

PROPOSAL #B.3: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.4: Amend the revision to the procedures          ISSUER            YES             FOR                  FOR

of endorsement guarantee and monetary loans

PROPOSAL #B51.1: Election of Miau, Matthew Feng                 ISSUER            YES             FOR                  FOR

Chiang [ID/Shareholder No: 6] as a Director

PROPOSAL #B51.2: Election of Ho, Jhi- Wu,                            ISSUER            YES             FOR                  FOR

[ID/Shareholder No: 117] as a Director

PROPOSAL #B51.3: Election of Mitac Inc./Kuo, Yuan,            ISSUER            YES             FOR                  FOR

[ID/Shareholder No: 57] as a Director

PROPOSAL #B51.4: Election of Upc Technology                        ISSUER            YES             FOR                  FOR

Corporation/Way, Yung-Do, [ID/Shareholder No: 226] as

 a Director

PROPOSAL #B51.5: Election of Upc Technology                        ISSUER            YES             FOR                  FOR

Corporation/Wu, Sheng-Chuan, [ID/Shareholder No: 226]

 as a Director

PROPOSAL #B52.1: Election of Chiao, Yu-Cheng,                     ISSUER            YES             FOR                  FOR

[ID/Shareholder No: A120667986] as a Supervisor

PROPOSAL #B52.2: Election of Lien Hwa Industrial                ISSUER            YES             FOR                  FOR

Corporation/Ching, Hu-Shih, [ID/Shareholder No: 1] as

 a Supervisor

PROPOSAL #B.6: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI CHEMICAL HOLDINGS CORPORATION

  TICKER:                  N/A                 CUSIP:   J44046100

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI CORPORATION

  TICKER:                  N/A                 CUSIP:   J43830116

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve reserved retirement                            ISSUER            YES             FOR                  FOR

remuneration for Directors

PROPOSAL #6.: Amend the Compensation to be received          ISSUER            YES         AGAINST           AGAINST

by Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI ELECTRIC CORPORATION

  TICKER:                  N/A                 CUSIP:   J43873116

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI ESTATE COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J43916113

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Renewal of Countermeasures to Large-             ISSUER            YES         AGAINST           AGAINST

Scale Acquisitions of Mitsubishi Estate Co.,  Ltd.

Shares (Takeover Defense Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI GAS CHEMICAL COMPANY,INC.

  TICKER:                  N/A                 CUSIP:   J43959113

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Payment of Retirement Benefits to                 ISSUER            YES             FOR                  FOR

Retiring Directors, and Payment of Retirement

Benefits Due to Amendment of the Retirement Benefit

System for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI HEAVY INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J44002129

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI LOGISTICS CORPORATION

  TICKER:                  N/A                 CUSIP:   J44561108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI MATERIALS CORPORATION

  TICKER:                  N/A                 CUSIP:   J44024107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Renewal of Countermeasures to          ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI MOTORS CORPORATION

  TICKER:                  N/A                 CUSIP:   J44131100

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI RAYON COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J44389120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval for Share Exchange Agreement          ISSUER            YES         AGAINST           AGAINST

between the Company and Mitsubishi Chemical Holdings

Corporation

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI TANABE PHARMA CORPORATION

  TICKER:                  N/A                 CUSIP:   J4448H104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI UFJ FINANCIAL GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J44497105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUBISHI UFJ LEASE & FINANCE COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   J4706D100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                     ISSUER            YES             FOR                  FOR

Revisions

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI & CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J44690139

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI CHEMICALS,INC.

  TICKER:                  N/A                 CUSIP:   J4466L102

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Renewal of measures for large-scale              ISSUER            YES         AGAINST           AGAINST

purchase of the Company'S shares (anti-takeover

measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI ENGINEERING & SHIPBUILDING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J44776128

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Directors and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI FUDOSAN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J4509L101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI MINING AND SMELTING COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J44948107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI O.S.K.LINES,LTD.

  TICKER:                  N/A                 CUSIP:   J45013109

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Issue of Stock Acquisition Rights for          ISSUER            YES             FOR                  FOR

the Purpose of Executing a Stock Option System to

Executive Officers, General Managers, and Presidents

of the Company's Consolidated Subsidiaries in Japan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUI SUMITOMO INSURANCE GROUP HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J45745106

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of Share Exchange Agreement            ISSUER            YES             FOR                  FOR

between the Company, Aioi Insurance Co., Ltd., and

Nissay Dowa General Insurance Co., Ltd.

PROPOSAL #2.: Amend Articles to : Change Official              ISSUER            YES             FOR                  FOR

Company Name to MS&AD Insurance Group Holdings, Inc.

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MITSUMI ELECTRIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J45464120

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Increase Auditors              ISSUER            YES             FOR                  FOR

Board Size to 5

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIZRAHI TEFAHOT BANK LTD

  TICKER:                  N/A                 CUSIP:   M9540S110

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the purchase of D and O                       ISSUER            YES             FOR                  FOR

Insurance Cover in the amount of USD 90 million for

the year commencing 01 APR 2010 for a premium of USD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIZRAHI TEFAHOT BANK LTD

  TICKER:                  N/A                 CUSIP:   M9540S110

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the discussion of the financial         ISSUER             NO              N/A                  N/A

statements and Directors' report for the year 2009

PROPOSAL #2.1: Re-appoint Y. Perry as the officiating        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #2.2: Re-appoint M. Wertheim as the                       ISSUER            YES             FOR                  FOR

officiating Directors

PROPOSAL #2.3: Re-appoint Z. Efrat as the officiating        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #2.4: Re-appoint R. Gazit as the officiating        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #2.5: Re-appoint L. Ofer as the officiating         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #2.6: Re-appoint A. Shohat as the                          ISSUER            YES             FOR                  FOR

officiating Directors

PROPOSAL #2.7: Re-appoint M. Mayer as the officiating        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #2.8: Re-appoint D.Mishor as the officiating        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #2.9: Re-appoint Y. Shahak as the                          ISSUER            YES             FOR                  FOR

officiating Directors

PROPOSAL #3: Re-appoint accountant Auditors                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the bonus in the sum of NIS                ISSUER            YES             FOR                  FOR

800,000 for the Chairman in respect of 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIZUHO FINANCIAL GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J4599L102

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Shareholders' Proposals: Amendment to          ISSUER            YES         AGAINST               FOR

the Articles of Incorporation (Prohibition of

financing for MBO to be made at a low price)

PROPOSAL #5.: Shareholders' Proposals: Amendment to          ISSUER            YES             FOR               AGAINST

the Articles of Incorporation (Disclosure of

compensation paid to each officer)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIZUHO INVESTORS SECURITIES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J46013108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIZUHO SECURITIES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J73348104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MIZUHO TRUST & BANKING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J45988102

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Shareholders' Proposals: Remove a                 ISSUER            YES         AGAINST               FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MMC CORPORATION BHD

  TICKER:                  N/A                 CUSIP:   Y60574103

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009 and the Directors report and

the Auditors report thereon

PROPOSAL #2: Approve the final single tier dividend          ISSUER            YES             FOR                  FOR

of 3 sen per share for the YE 31 DEC 2009 and

declared payable on 27 MAY 2010 to the Members of the

 Company registered at the close of business on 13

PROPOSAL #3: Re-elect Encik Abdul Hamid Sh Mohamedas         ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires pursuant to

 Article 85 of the Company's Articles of Association

PROPOSAL #4.a: Re-elect Encik Ahmad Jauhari Yahya as         ISSUER            YES             FOR                  FOR

a Director of the Company, who retire in accordance

with Article 78 of the Company's Articles of

PROPOSAL #4.b: Re-elect Datuk Mohd Sidik Shaik Osman         ISSUER            YES         AGAINST           AGAINST

as a Director of the Company, who retire in

accordance with Article 78 of the Company's Articles

of Association

PROPOSAL #5: Re-appoint Dato Wira Syed Abdul Jabbar          ISSUER            YES             FOR                  FOR

Syed Hassan as a Director of the Company, pursuant to

 Section 129 (6) of the Act, to hold office until the

 conclusion of the next AGM

PROPOSAL #6: Re-appoint Dato Abdullah Mohd Yusof as a        ISSUER            YES             FOR                  FOR

 Director of the Company, pursuant to Section 129(6)

of the Act, to hold office until the conclusion of

the next AGM

PROPOSAL #7: Approve the Directors' fees of MYR                 ISSUER            YES             FOR                  FOR

627,796 for the FYE 31 DEC 2009

PROPOSAL #8: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company until the conclusion of the

next AGM and approve their remuneration to be fixed

by the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOBILE TELESYSTEMS OJSC, MOSCOW

  TICKER:                  N/A                 CUSIP:   X5430T109

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the order of the meeting                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the transaction with the                   ISSUER            YES             FOR                  FOR

interest

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOBILE TELESYSTEMS OJSC, MOSCOW

  TICKER:                  N/A                 CUSIP:   X5430T109

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the order of  annual                            ISSUER            YES             FOR                  FOR

shareholders  meeting

PROPOSAL #2: Approve the annual report, balance                 ISSUER            YES             FOR                  FOR

sheet, profit  and loss statement, profit and loss

distribution and dividend  payment for the year 2009

PROPOSAL #3: Election of Board of Directors                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Election of Audit Commission                             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the External  Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the  new edition of the charter         ISSUER            YES             FOR                  FOR

of the  Company

PROPOSAL #7: Approve the new edition of the provision        ISSUER            YES             FOR                  FOR

 of  the general shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOBILEONE LTD

  TICKER:                  N/A                 CUSIP:   Y8838Q148

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' Report         ISSUER            YES             FOR                  FOR

and Audited Accounts for the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a final tax exempt            ISSUER            YES             FOR                  FOR

(one-tier) dividend of 7.2 cents per share for the YE

 31 DEC 2009

PROPOSAL #3: Re-appointment of Mr. Patrick Yeoh Khwai        ISSUER            YES             FOR                  FOR

 Hoh as a Director of the Company pursuant to section

 153(6) of the Companies Act (Chapter 50), to hold

such office until the next AGM of the Company

PROPOSAL #4: Re-appointment of Dr. Thio Su Mien as a         ISSUER            YES             FOR                  FOR

Director of the Company pursuant to section 153(6) of

 the Companies Act (Chapter 50), to hold such office

until the next AGM of the Company

PROPOSAL #5: Re-election of Mr. Low Huan Ping as a            ISSUER            YES             FOR                  FOR

Director pursuant to Article 92, who retires in

accordance with Article 91 of the Company's Articles

of Association

PROPOSAL #6: Re-election of Mr. Reggie Thein as a              ISSUER            YES             FOR                  FOR

Director pursuant to Article 92, who retires in

accordance with Article 91 of the Company's Articles

of Association

PROPOSAL #7: Re-election of Mr. Teo Soon Hoe as a              ISSUER            YES             FOR                  FOR

Director who retire in accordance with Article 91 of

the Company's Articles of Association

PROPOSAL #8: Re-election of Ms. Karen Kooi Lee Wai,          ISSUER            YES             FOR                  FOR

who retires in accordance with Article 97 of the

Company's Articles of Association

PROPOSAL #9: Approve Directors' fees of SGD 399,589          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #10: Re-appointment the Auditors and                     ISSUER            YES             FOR                  FOR

authorize the Directors to fix their remuneration

PROPOSAL #11: Authorize the Company to consider and          ISSUER            YES             FOR                  FOR

if thought fit, approve the name of the Company

MobileOne Ltd be changed to M1 Limited and that the

name M1 Limited be substituted for MobileOne Ltd

wherever the latter name appears in the Company's

Memorandum and Articles of Association; and the

Directors of the Company and/or any of them be and

are hereby authorized to complete and do all such

acts and things (including executing or amending all

such documents as may be required) as they and/or he

may consider expedient or necessary or in the

interests of the Company

PROPOSAL #12: Authorize the Directors, to offer and          ISSUER            YES         AGAINST           AGAINST

grant options in accordance with the provisions of

the MobileOne Share Option Scheme  the Scheme  and to

 allot and issue such shares as may be issued

pursuant to the exercise of the options under the

Scheme, provided always that the aggregated number of

 shares to be issued pursuant to the Scheme shall not

 exceed 10% of the total number of issued ordinary

shares  excluding treasury shares  in the capital of

the Company from time to time

PROPOSAL #13: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to: a) i) issue shares in the capital of the Company

 shares  whether by way of rights, bonus or

otherwise; and/or ii) make or grant offers,

agreements or options  collectively, Instruments that

 might or would require shares to be issued,

including but not limited to the creation and issue

of  as well as adjustments to  warrants, debentures

or other instruments convertible into shares; at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit; and b)

notwithstanding the authority conferred by this

Resolution may have ceased to be in force  issue

shares in pursuance of any Instrument made or granted

 by the Directors while this resolution was in force,

PROPOSAL #14: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore  the

'Companies Act' , to purchase or otherwise acquire

issued ordinary shares in the capital of the Company

 Shares , not exceeding in aggregate the Maximum

Limit  as hereafter defined , at such price or prices

 as may be determined from time to time up to the

Maximum Price whether  as specified , whether by way

of: i) market purchase(s) on the Singapore Exchange

Securities Trading Limited  SGX-ST ; and/or ii) off-

market purchase(s)  if effected otherwise than on the

 SGX-ST in accordance with any equal access

schemes(s) as may be determined or formulated by the

Directors as they consider fit, which schemes(s)

shall satisfy all the conditions prescribed by the

Companies Act, and otherwise in accordance with all

other laws and regulations and rules of the CONTD..

PROPOSAL #15: Authorize the Company, its subsidiaries        ISSUER            YES             FOR                  FOR

 and associated Companies that are entities at risk

as that term is used in Chapter 9 of the Listing

Manual , or any of them, for the purposes of Chapter

9 of the Listing manual of the Singapore Exchange

Securities Trading Limited  the Listing Manual , to

enter into any of the transactions falling within the

 types of interested person transaction described in

the circular to shareholders dated 16 MAR 2010  the

'Circular'  with any party who is of the class of

interested persons described in the Circular,

provided that such transactions are made on normal

Commercial terms and in accordance with the review

procedures for such interested person transactions,

shall, unless revoked or varied by the Company in a

general meeting, continue in force until the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOBISTAR SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B60667100

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the Management Report of the        ISSUER             NO              N/A                  N/A

 Board of Directors on the annual consolidated

PROPOSAL #2: Receive the report of the Auditor on the        ISSUER             NO              N/A                  N/A

 annual accounts

PROPOSAL #3: Approve the annual accounts ended on 31         ISSUER             NO              N/A                  N/A

DEC 2009 and the affectation of the result

PROPOSAL #4: Grant discharge to the Directors                      ISSUER             NO              N/A                  N/A

PROPOSAL #5: Grant discharge to the Auditor                         ISSUER             NO              N/A                  N/A

PROPOSAL #6: Approve the nomination of Mrs. Nathalie         ISSUER             NO              N/A                  N/A

Clere as a Director

PROPOSAL #7: Approve the raising of the capital of            ISSUER             NO              N/A                  N/A

EUR 22,540,974.83

PROPOSAL #8: Amend Article 2 of the Statutes                       ISSUER             NO              N/A                  N/A

PROPOSAL #9: Amend Article 5 of the Statutes                       ISSUER             NO              N/A                  N/A

PROPOSAL #10: Amend Article 13 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #11: Approve to modify Article 15 of the              ISSUER             NO              N/A                  N/A

statuses

PROPOSAL #12: Amend Article 22 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #13: Amend Article 24 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #14: Amend Article 26 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #15: Amend Article 27 of the Statutes                    ISSUER             NO              N/A                  N/A

PROPOSAL #16: Authorize Mr. Johan Van Den Cruijce,            ISSUER             NO              N/A                  N/A

with the possibility to sub-delegate, to coordinate

the text of the Statutes

PROPOSAL #17: Approve, if necessary, to confirm                 ISSUER             NO              N/A                  N/A

Article 16.2c of the Corporate Framework Services

Agreement

PROPOSAL #18: Approve, if necessary, to confirm                 ISSUER             NO              N/A                  N/A

Article 11.3.3 of  the Corporate Framework Agreement

PROPOSAL #19: Approve, and if necessary, to confirm          ISSUER             NO              N/A                  N/A

Article 13.5 of the Full MVNO Agreement

PROPOSAL #20: Approve, and if necessary, to confirm          ISSUER             NO              N/A                  N/A

Articles 11 and 16.1(ii) of the Strategic Partnership

 Agreement

PROPOSAL #21: Corporate Governance                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOCHIDA PHARMACEUTICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J46152104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Change Common Shares         ISSUER            YES         AGAINST           AGAINST

into Conditional Ones allowing the Company to

Purchase the Whole Own Shares by Resolution, etc.

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Renewal and Extensionof Anti-             ISSUER            YES         AGAINST           AGAINST

Takeover Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOHAWK INDUSTRIES, INC.

  TICKER:                  MHK                 CUSIP:   608190104

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MS. BONANNO                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MR. KOLB                                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MR. ONORATO                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MR. WELLBORN                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE SELECTION OF            ISSUER            YES             FOR                  FOR

KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOL MAGYAR OLAJ- ES GAZIPARI RT

  TICKER:                  N/A                 CUSIP:   X5462R112

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to close the 2009 business                ISSUER             NO              N/A                  N/A

year: report of the Board of Directors on the 2009

business operation; presentation of the financial

statements drawn up in compliance with the Accounting

 Act [the parent company's financial statements in

compliance with the Accounting Act and the generally

accepted accounting principles in Hungary and the

consolidated financial statements in compliance with

International Financial Reporting Standards as

adopted by the European Union [''IFRS'']]; proposal

on the use of after tax profit; Auditor's report on

the 2009 financial statements presented by the Board

of Directors; report of the Supervisory Board on the

2009 financial statements and proposal for the

distribution of after tax profit; approve the

decision on the parent Company's 2009 financial

statements prepared in accordance with the Accounting

 Act and the consolidated financial statements

prepared in compliance with IFRS, use of after tax

profits and amount of dividends; decision on the

corporate governance declaration

PROPOSAL #2.: Approve the decision on the waiver to          ISSUER             NO              N/A                  N/A

be granted to the Executive Officers according to

Section 30 (5) of the Companies Act

PROPOSAL #3.: Election of the Statutory Auditor for          ISSUER             NO              N/A                  N/A

the 2010 FY and approve to determine its remuneration

 as well as the material elements of its engagement

PROPOSAL #4.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

acquire treasury shares

PROPOSAL #5.: Approve the dismissal and election of          ISSUER             NO              N/A                  N/A

the Members of the Board of Directors

PROPOSAL #6.: Approve the dismissal and election of          ISSUER             NO              N/A                  N/A

the Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOLEX INCORPORATED

  TICKER:                  MOLX               CUSIP:   608554101

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHELLE L. COLLINS                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRED L. KREHBIEL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID L. LANDSITTEL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOE W. LAYMON                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES S. METCALF                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF

MOLEX FOR THE FISCAL YEAR ENDING JUNE 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOLSON COORS BREWING CO.

  TICKER:                  TAP                 CUSIP:   60871R209

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN E. CLEGHORN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES M. HERINGTON                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID P. O'BRIEN                                  ISSUER            YES        WITHHOLD           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MONDI LTD

  TICKER:                  N/A                 CUSIP:   S5274K103

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Election of John Nicholas as a                     ISSUER            YES             FOR                  FOR

Director of Mondi Limited and Mondi Plc in accordance

 with the provisions of the Articles of Association

of Mondi Limited and Mondi Plc

PROPOSAL #O.2: Election of David Hathorn as a                     ISSUER            YES             FOR                  FOR

Director of Mondi Limited and Mondi Plc in accordance

 with the provisions of the Articles of Association

of Mondi Limited and Mondi Plc

PROPOSAL #O.3: Election of Colin Matthews as a                   ISSUER            YES             FOR                  FOR

Director of Mondi Limited and Mondi Plc in accordance

 with the provisions of the Articles of Association

of Mondi Limited and Mondi Plc

PROPOSAL #O.4: Election of David Williams as a                   ISSUER            YES             FOR                  FOR

Director of Mondi Limited and Mondi Plc in accordance

 with the provisions of the Articles of Association

of Mondi Limited and Mondi Plc

PROPOSAL #O.5: Election of Colin Matthews as a member        ISSUER            YES             FOR                  FOR

 of the DLC Audit Committee of Mondi Limited and

Mondi Plc to hold office until the conclusion of the

AGM of Mondi Limited and Mondi Plc to be held in 2011

PROPOSAL #O.6: Election of John Nicholas as a member         ISSUER            YES             FOR                  FOR

of the DLC Audit Committee for Mondi Limited and

Mondi Plc to hold office until the conclusion of the

AGM of Mondi Limited and Mondi Plc to be held in 2011

PROPOSAL #O.7: Election of Anne Quinn as a member of         ISSUER            YES             FOR                  FOR

the DLC Audit Committee of Mondi Limited and Mondi

Plc to hold office until the conclusion of the AGM of

 Mondi Limited and Mondi Plc to be held in 2011

PROPOSAL #O.8: Receive the audited financial                       ISSUER            YES             FOR                  FOR

statements for Mondi Limited for the YE 31 DEC 2009

together with the reports of the Directors and the

Auditors of Mondi Limited

PROPOSAL #O.9: Approve the remuneration report of              ISSUER            YES             FOR                  FOR

Mondi Limited for the YE 31 DEC 2009

PROPOSAL #O.10: Approve to declare a final dividend          ISSUER            YES             FOR                  FOR

of 73.54690 rand cents per ordinary share in Mondi

Limited for the YE 31 DEC 2009

PROPOSAL #O.11: Reappoint Deloitte and Touche as the         ISSUER            YES             FOR                  FOR

Auditors and Bronwyn Kilpatrick as the registered

Auditor responsible for the audit of Mondi Limited to

 hold office until the conclusion of the AGM of Mondi

 Limited to be held in 2011

PROPOSAL #O.12: Authorize the DLC Audit Committee of         ISSUER            YES             FOR                  FOR

Mondi Limited to fix the remuneration of Deloitee &

Touche

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

Mondi Limited produced to the meeting and initialed

by the Chairman of the meeting for the purposes of

identification be adopted as the Articles of

Association of Mondi Limited in substitution for, and

 to the exclusion of, the existing Articles of

Association of Mondi Limited, with effect from the

end of this meeting

PROPOSAL #O.14: Approve the number of shares equal to        ISSUER            YES             FOR                  FOR

 5% of the issued ordinary shares of ZAR 0.20 each in

 the share capital of Mondi Limited, be and are

hereby placed under the control of the Directors of

Mondi Limited as a general authority in terms of

Section 221 of the South African Companies Act, No.61

 of1973, as amended, [the SA Act], to allot and issue

 the same at their discretion until the AGM of Monk

Limited to be held in 2011 subject to the provisions

of the SA Act and the Listings Requirements of the

PROPOSAL #O.15: Approve the number of shares equal to        ISSUER            YES             FOR                  FOR

 5% of the issued special converting shares of ZAR

0.20 each in the share capital of Mondi Limited, be

and are hereby placed under the control of the

Directors of Mondi Limited as a general authority in

tears of section 221 of the South African Companies

Act, No.61 of 1973, as amended, [the SA Act], to

allot and issue the same at they discretion until the

 AGM of Mondi Limited to be held in 2011, subject to

the provisions of the SA Act and the Listings

Requirements of the JSE Limited

PROPOSAL #O.16: Approve, subject to passing of                   ISSUER            YES             FOR                  FOR

resolution 14, the South African Companies Act, No.61

 of 1973 as amended, and the Listings Requirements of

 the JSE Limited, the Directors of Mondi Limited are

authorized byway of a general authority to allot and

issue up to 7,344,816 Mondi Limited ordinary shares

for the cash as and when suitable substitutions

arise, subject to the specific limitations as

required by the listings requirements of the JSE

PROPOSAL #S.17: Approve, in terms  of  Article 11 of         ISSUER            YES             FOR                  FOR

the Articles of Association of Mondi Limited and with

 effect from 06 MAY 2010, Mondi Limited contemplated

in Sections 85 and 89 of the South African Companies

Act, Number 61 of 1973, as amended, [the SA Act], the

 acquisition by Mondi Limited, or any of its

subsidiaries from time to time; of the issued

ordinary shares of Mondi Limited, upon such terms and

 conditions and in such amounts as the directors of

Mondi Limited or any of its subsidiaries may from

time to time decide, but subject to the provisions of

 the SA Act and the Listings Requirements of the JSE

PROPOSAL #O.18: Receive the audited financial                     ISSUER            YES             FOR                  FOR

Statements of Mondi plc for the YE 31 DEC 2009

together with the reports of the Directors and the

Auditors of Mondl Plc

PROPOSAL #O.19: Approve the remuneration report of            ISSUER            YES             FOR                  FOR

Mondi plc for the YE 31 DEC 2009

PROPOSAL #O.20: Declare a final dividend of 7.0 EURO         ISSUER            YES             FOR                  FOR

cents per ordinary share in Mondi Plc for the YE 31

DEC 2009

PROPOSAL #O.21: Reappoint Deloitte LLP as the                     ISSUER            YES             FOR                  FOR

Auditors of Mondi Plc to hold office until the

conclusion of the AGM of Mondi Plc to he held in 2011

PROPOSAL #O.22: Authorize the DLC Audit Committee of         ISSUER            YES             FOR                  FOR

Mondi Plc to fix the remuneration of Deloitte LLP

PROPOSAL #S.23: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

Mondi Plc by deleting all the provisions of the Mondi

 Plc Memorandum of Association which, by virtue of

Section 28 of the UK Companies Act 2006, are to be

treated as provisions of the Mondi PLC Articles of

Association; and amend Articles of Association of

Mondi Plc produced to the meeting and initiated by

the Chairman of the meeting for the purposes of

identification be adopted as the Articles of

Association of Mondi Plc in substitution for, and to

the exclusion of, the existing Articles of

Association of Mondi Plc, with effect from the end of

PROPOSAL #O.24: Authorize the Directors pursuant to          ISSUER            YES             FOR                  FOR

and in accordance with Section 551 of the UK

Companies Act 2006 to exercise all the powers of

Mondi Plc to allot shares or grant rights to

subscribe for or to convert any security into shares

up to an aggregate nominal amount of EUR

5,141,371.20, such authority to apply in substitution

 for all previous authorities pursuant to Section 551

 of the UK Companies Act 2006 and [Authority expires

at the earlier at the conclusion of the next AGM of

Mondi Plc to be held in 2011 or, 06 AUG 2011]; but

Mondi Plc may make offers or enter into agreements

during the relevant period which would, or might,

require shares to be allotted after the authority

PROPOSAL #S.25: Approve, subject to the passing of            ISSUER            YES             FOR                  FOR

resolution 24, the Directors of Mondi Plc be

empowered to allot equity securities [as defined in

Section 560(1) of the UK Companies Ad 2006] wholly

for cash pursuant to the authority given in

Resolution 24 in connection with rights issue to

ordinary shareholders [excluding any holding of

treasury shares] where the rights of each shareholder

 are, as nearby as practicable, proportionate to the

number of shares held, the Directors of Mondi Plc may

 exclude certain shareholders, deal with fractions

and generally manage the rights issue as they think

fit and the allotment of equity securities up to an

aggregate nominal value of EUR 3,672.408, as if

Section 561(1) of the UK Companies Act 2006 to the

extent applicable, did not apply to any such

allotment; [Authority expires at the earlier at the

conclusion of the next AGM of Mondi Plc to be held in

 2011 or, 06 AUG 2011]; but Mondi Plc may make offers

 and enter into agreements which would, or might,

require equity securities to be alloted after the

PROPOSAL #S.26: Authorize the Mondi Plc, for the                ISSUER            YES             FOR                  FOR

purpose of Section 701 of the UK Companies Act 2006

to make market purchases [as defined in Section 693

of the UK Companies Act 2006] of its own ordinary

shares in the capital of Mondi Plc provided that: the

 maximum number of ordinary shares which may be

purchased is 18,362, 040 [representing 5% of Mondi's

Plc issued ordinary share capital]  the minimum price

 which may be paid for any ordinary share is EUR

0.20; the maximum price which may be paid for any

ordinary share is no more than 5% above the average

of the middle market quotations of the ordinary

shares of Mondi Plc as derived from the London Stock

Exchange Daily official List for the 5 business days

immediately before the day on which such share is

contracted to be purchased; and iv) [Authority

expires earlier at the conclusion of the AGM of Mondi

 Plc to be held in 2011 or, 6 AUG 2011] [except in

relation to the purchase of shares the contract for

which was concluded before the expiry of such

authority and which may be executed wholly or partly

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MONEX GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J4656U102

  MEETING DATE:      12/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Share Exchange Agreement                   ISSUER            YES             FOR                  FOR

between the Company and Orix Securities Corporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MONEX GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J4656U102

  MEETING DATE:      6/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Increase Board Size         ISSUER            YES             FOR                  FOR

to 10

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MONGOLIA ENERGY CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   G6260K126

  MEETING DATE:      9/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Independent Auditor of the Company for the

YE 31 MAR 2009

PROPOSAL #2.A: Re-elect Ms. Yvette Ong as an                       ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #2.B: Re-elect Mr. To Hin Tsun, Gerald as a         ISSUER            YES             FOR                  FOR

Non-Executive Director

PROPOSAL #2.C: Re-elect Mr. Peter Pun as an                        ISSUER            YES             FOR                  FOR

Independent Non-Executive Director

PROPOSAL #2.D: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors remuneration

PROPOSAL #3.: Re-appoint Deloitte Touche Tohmatsu as         ISSUER            YES             FOR                  FOR

Independent Auditor and authorize the Board of

Directors to fix their remuneration

PROPOSAL #4.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to allot, issue and deal with additional shares of

the Company, and to make or grant offers, agreements

or options [including bonds, notes, warrants,

debentures and securities convertible into shares of

the Company], during and after the end of the

relevant period, otherwise than pursuant to: i) a

rights issue [as specified]; ii) an issue of shares

pursuant to any existing specific authority,

including upon the exercise of rights of subscription

 or conversion under the terms of any warrants issued

 by the Company or any bonds, notes, debentures or

securities convertible into shares of the Company;

iii) the exercise of options granted under any Share

Option Scheme adopted by the Company; and iv) any

scrip dividend scheme or similar arrangement

providing for the allotment of shares of the Company

in lieu of the whole or part of a dividend on shares

of the Company in accordance with the Bye-Laws of the

 Company, does not exceed 20% of the aggregate

nominal amount of the share capital of the Company in

 issue as at the date of passing this resolution;

[Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM of the Company is

required by the Bye-Laws of the Company or any

PROPOSAL #S.5: Amend the Bye-Laws 1, 2, 3, 4, 10, 23,        ISSUER            YES         AGAINST           AGAINST

 25, 29, 44, 59, 66, 67, 68, 69, 70, 71, 73, 75, 76,

80, 81, 82, 92, 97, 100, 137, 146, 153 and 158 of the

 Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MONGOLIA ENERGY CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   G6260K126

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the agreement  the          ISSUER            YES             FOR                  FOR

Agreement   as specified  dated 09 DEC 2009 entered

into between Asia Business Aviation Limited  the

Vendor  as vendor, Vision Values Holdings Limited

formerly known as New World Mobile Holdings Limited

as purchaser and MEC as guarantor in relation to the

sale and purchase of the entire issued share capital

of Glory Key Investments Limited  Glory Key  and the

entire interest free shareholder's loan due from

Glory Key to the Vendor at a consideration of HKD 96

million  subject to adjustment  and the transactions

contemplated thereunder; CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MONSANTO COMPANY

  TICKER:                  MON                 CUSIP:   61166W101

  MEETING DATE:      1/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: FRANK V. ATLEE III      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID L.                       ISSUER            YES             FOR                  FOR

CHICOINE, PH.D

PROPOSAL #1C: ELECTION OF DIRECTOR: ARTHUR H. HARPER         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GWENDOLYN S. KING        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF PERFORMANCE GOALS UNDER THE        ISSUER            YES             FOR                  FOR

 MONSANTO COMPANY 2005 LONG-TERM INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOODY'S CORPORATION

  TICKER:                  MCO                 CUSIP:   615369105

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BASIL L. ANDERSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DARRELL DUFFIE,          ISSUER            YES             FOR                  FOR

PH.D.

PROPOSAL #1C: ELECTION OF DIRECTOR: RAYMOND W.                   ISSUER            YES             FOR                  FOR

MCDANIEL, JR

PROPOSAL #02: APPROVAL OF THE AMENDED AND RESTATED            ISSUER            YES             FOR                  FOR

2001 MOODY'S CORPORATION KEY EMPLOYEES' STOCK

INCENTIVE PLAN

PROPOSAL #03: APPROVAL OF THE 2004 MOODY'S                          ISSUER            YES             FOR                  FOR

CORPORATION COVERED EMPLOYEE CASH INCENTIVE PLAN, AS

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE

COMPANY FOR 2010

PROPOSAL #05: STOCKHOLDER PROPOSAL TO ADOPT A POLICY    SHAREHOLDER        YES         AGAINST               FOR

THAT THE CHAIRMAN OF THE COMPANY'S BOARD OF DIRECTORS

 BE AN INDEPENDENT DIRECTOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MORGAN STANLEY

  TICKER:                  MS                   CUSIP:   617446448

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROY J. BOSTOCK             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ERSKINE B. BOWLES        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: HOWARD J. DAVIES         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES P. GORMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES H. HANCE,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: NOBUYUKI HIRANO           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: C. ROBERT KIDDER         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN J. MACK                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DONALD T.                     ISSUER            YES             FOR                  FOR

NICOLAISEN

PROPOSAL #1J: ELECTION OF DIRECTOR: CHARLES H. NOSKI         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: HUTHAM S. OLAYAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: O. GRIFFITH SEXTON      ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: LAURA D. TYSON             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS INDEPENDENT AUDITOR

PROPOSAL #03: TO APPROVE COMPENSATION OF EXECUTIVES          ISSUER            YES             FOR                  FOR

AS DISCLOSED IN THE PROXY STATEMENT (NON-BINDING

ADVISORY RESOLUTION)

PROPOSAL #04: TO AMEND THE 2007 EQUITY INCENTIVE                ISSUER            YES             FOR                  FOR

COMPENSATION PLAN

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING SPECIAL    SHAREHOLDER        YES         AGAINST               FOR

SHAREOWNER MEETINGS

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE EQUITY HOLDINGS REQUIREMENT

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

INDEPENDENT CHAIR

PROPOSAL #08: SHAREHOLDER PROPOSAL REGARDING REPORT      SHAREHOLDER        YES         AGAINST               FOR

ON PAY DISPARITY

PROPOSAL #09: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

RECOUPMENT OF MANAGEMENT BONUSES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MORI SEIKI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J46496121

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Capital Reserves Reduction, and         ISSUER            YES         AGAINST           AGAINST

Approve Earned Reserves Reduction

PROPOSAL #2: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Amend Articles to: Expand Business                 ISSUER            YES             FOR                  FOR

Lines, Increase Authorized Capital to 200M shs.

PROPOSAL #4.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize Use of Stock Options for                 ISSUER            YES         AGAINST           AGAINST

Directors and Corporate Auditors, and  Allow Board to

 Authorize Use of Stock Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MOTOROLA, INC.

  TICKER:                  MOT                 CUSIP:   620076109

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GREGORY Q. BROWN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID W. DORMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM R.                   ISSUER            YES             FOR                  FOR

HAMBRECHT

PROPOSAL #1D: ELECTION OF DIRECTOR: SANJAY K. JHA               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: KEITH A. MEISTER         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS J. MEREDITH      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1G: ELECTION OF DIRECTOR: SAMUEL C. SCOTT          ISSUER            YES             FOR                  FOR

III

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES R. STENGEL         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ANTHONY J.                   ISSUER            YES             FOR                  FOR

VINCIQUERRA

PROPOSAL #1J: ELECTION OF DIRECTOR: DOUGLAS A. WARNER        ISSUER            YES             FOR                  FOR

 III

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN A. WHITE               ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE COMPANY'S OVERALL                 ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION POLICIES AND PROCEDURES.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP  AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #04: SHAREHOLDER PROPOSAL RE: HUMAN RIGHTS      SHAREHOLDER        YES         ABSTAIN           AGAINST

POLICY.

PROPOSAL #05: SHAREHOLDER PROPOSAL RE: REINCORPORATE    SHAREHOLDER        YES         AGAINST               FOR

IN A SHAREOWNER-FRIENDLY STATE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MPHASIS LTD

  TICKER:                  N/A                 CUSIP:   Y6144V108

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 OCT 2009 and the profit and loss

account for the period ended on that date and the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Dr. Jose de la Torre as a            ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Andreas W. Mattes as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint M/s. S.R. Batliboi & Co.,                 ISSUER            YES             FOR                  FOR

Chartered Accountants as the Statutory Auditors of

the Company, who retire at the conclusion of this

AGM, till the conclusion of the next AGM at a

remuneration to be fixed by the Board of Directors

and billed progressively

PROPOSAL #6.: Appoint Mr. Craig Wilson as a Director         ISSUER            YES             FOR                  FOR

of the Company, whose period of office shall be

liable for retirement by rotation

PROPOSAL #7.: Appoint Mr. Prakash Jothee as a                     ISSUER            YES             FOR                  FOR

Director of the Company, whose period of office shall

 be liable for retirement by rotation

PROPOSAL #8.: Appoint Dr. Friedrich Froeschl as a              ISSUER            YES             FOR                  FOR

Director of the Company, whose period of office shall

 be liable for retirement by rotation

PROPOSAL #9.: Appoint Mr. K.M. Suresh as a Director          ISSUER            YES             FOR                  FOR

of the Company, whose period of office shall be

liable for retirement by rotation

PROPOSAL #10.: Appoint Mr. Balu Ganesh Ayyar as a              ISSUER            YES             FOR                  FOR

Director of the Company, whose period of office shall

 be liable for retirement by rotation

PROPOSAL #11.: Approve, in accordance with the                   ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309, 310, 311 and

other applicable provisions, if any, read with

Schedule XIII of the Companies Act, 1956, including

any statutory modification(s) or re-enactment(s)

thereof, for the time being in force, and subject to

the approval of the Central Government, the

appointment of Mr. Balu Ganesh Ayyar as the Chief

Executive Officer and Whole time Director for a

period of 3 years with effect from 29 JAN 2009 with

the specified terms and conditions; and authorize the

 Board of Directors of the Company, for the purpose

of giving effect to this resolution, to do all such

acts, deeds and things as are incidental thereto or

as may be deemed necessary or desirable or to settle

any question or difficulty that may arise in such

manner as it may deem fit without further reference

to the Company in general meeting

PROPOSAL #S.12: Approve, pursuant to Clause 49 of the        ISSUER            YES             FOR                  FOR

 Listing Agreement with Stock Exchanges and subject

to the resolution passed by the shareholders dated 14

 SEP 2007, the payment of remuneration by way of

commission of USD 45,000 per annum to Dr. Friedrich

Froeschl, Director of the Company with effect from 01

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MPHASIS LTD

  TICKER:                  N/A                 CUSIP:   Y6144V108

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve with or without                                     ISSUER            YES         ABSTAIN           AGAINST

modifications(s), the scheme of amalgamation proposed

 for merger of the Company known as Mphasis

FinSolutions Private Limited, the transferor Company

with Mphasis Limited, the applicant/transferee Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MR. PRICE GROUP LIMITED

  TICKER:                  N/A                 CUSIP:   S5256M101

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Re-elect Mr. M.M. Blair as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Mr. L.J. Chiappini as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-elect Mr. S.B. Cohen as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. M.R. Johnston as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. W.J. Swain as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.: Re-elect Mr. S.I. Bird as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Mrs. R.M. Motanyane as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9.: Re-elect Mrs. SEN Sebotsa as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-elect Mr. M. Tembe as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Re-elect Ernst and Young as                          ISSUER            YES             FOR                  FOR

Independent Auditors of the Company and appoint Mr.

V. Pillay as the Designated Auditor to hold the

office for the ensuing year

PROPOSAL #12.: Approve the remuneration of the Non-           ISSUER            YES             FOR                  FOR

Executive Directors

PROPOSAL #13.: Amend the Price Partners Share Trust          ISSUER            YES         AGAINST           AGAINST

and Scheme Rules

PROPOSAL #14.: Amend the Price General Staff Trust            ISSUER            YES         AGAINST           AGAINST

and Scheme Rules

PROPOSAL #15.S1: Approve to enable the Company or any        ISSUER            YES             FOR                  FOR

 consolidated entity to acquire the Companys issued

shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MS&AD INSURANCE GROUP HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J4687C105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                   ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MTR CORP LTD

  TICKER:                  N/A                 CUSIP:   Y6146T101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited statement of                     ISSUER            YES             FOR                  FOR

accounts and the reports of the Directors and the

Auditors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.A: Election of Vincent Cheng Hoi-chuen as        ISSUER            YES             FOR                  FOR

 a Member of the Board of Directors of the Company

PROPOSAL #3.B: Re-elect Chow Chung-Kong as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors of the Company

PROPOSAL #3.C: Re-elect Christine Fang Meng-Sang as a        ISSUER            YES             FOR                  FOR

 Member of the Board of Directors of the Company

PROPOSAL #4: Re-appoint KPMG as the Auditors of the          ISSUER            YES             FOR                  FOR

Company and authorize the Board of Directors to

determine their remuneration

PROPOSAL #5: Grant a general mandate to the Board of         ISSUER            YES             FOR                  FOR

Directors to allot, issue, grant, distribute and

otherwise deal with additional shares in the Company,

 not exceeding 10% of the issued share capital of the

 Company at the date of this resolution  as adjusted

PROPOSAL #6: Grant a general mandate to the Board of         ISSUER            YES             FOR                  FOR

Directors to purchase shares in the Company, not

exceeding 10% of the issued share capital of the

Company at the date of this resolution

PROPOSAL #7: Authorize the Board of Directors,                   ISSUER            YES             FOR                  FOR

conditional on the passing of Resolutions 5 and 6, to

 allot, issue, grant, distribute and otherwise deal

with additional shares in the Company under

Resolution 5 in respect of the aggregate nominal

amount of share capital in the Company purchased by

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AKTIENG

  TICKER:                  N/A                 CUSIP:   D55535104

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.a: Submission of the report of the                   ISSUER             NO              N/A                  N/A

Supervisory Board and the corporate governance report

 including the remuneration report for the financial

year 2009

PROPOSAL #1.b: Submission of the adopted Company                ISSUER             NO              N/A                  N/A

financial statements and management report for the

financial year 2009, the approved consolidated

financial statements and management report for the

Group for the financial year 2009, and the

explanatory report on the information in accordance

with Sections 289 para. 4 and 315 para. 4 of the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net retained profits from the financial year 2009

PROPOSAL #3.: Resolution to approve the actions of            ISSUER             NO              N/A                  N/A

the Board of Management

PROPOSAL #4.: Resolution to approve the actions of            ISSUER             NO              N/A                  N/A

the Supervisory Board

PROPOSAL #5.: Resolution to approve the remuneration         ISSUER             NO              N/A                  N/A

system for the Board of Management

PROPOSAL #6.: Resolution to appoint a member of the          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Benita Ferrero-Waldner

PROPOSAL #7.: Resolution to authorise the buy-back            ISSUER             NO              N/A                  N/A

and utilisation of own shares as well as the option

to exclude subscription and pre-emptive rights

PROPOSAL #8.: Resolution to authorise the buy-back of        ISSUER             NO              N/A                  N/A

 own shares using derivatives as well as the option

to exclude subscription and pre-emptive rights

PROPOSAL #9.: Resolution to authorise the issue of            ISSUER             NO              N/A                  N/A

convertible bonds and/or bonds with warrants with the

 option of excluding subscription rights; to cancel

Contingent Capital Increase 2005; to create a new

contingent capital (Contingent Capital Increase

2010); and to make the relevant amendment to the

Articles of Association

PROPOSAL #10.: Resolution to amend Articles 6                     ISSUER             NO              N/A                  N/A

(registration for the Annual General Meeting) and 7

(exercise of voting rights by proxies) of the

Articles of Association

PROPOSAL #11.: Resolution to amend Article 6 of the          ISSUER             NO              N/A                  N/A

Articles of Association (information for shareholders)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MUNDRA PORT AND SPECIAL ECONOMIC ZONE LTD, AHMEDAB

  TICKER:                  N/A                 CUSIP:   Y61448109

  MEETING DATE:      8/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009 and the profit and

loss account for the YE on that date and the reports

of the Directors and the Auditors thereon

PROPOSAL #2.: Declare the payment of interim dividend        ISSUER            YES             FOR                  FOR

 on preference shares and equity shares for the year

2008-09

PROPOSAL #3.: Declare a final dividend on equity                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #4.: Re-appoint Mr. Rajesh S. Adani as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Ameet H. Desai as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Arun Duggal as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Appoint the Auditors to hold office              ISSUER            YES             FOR                  FOR

from the conclusion of this AGM until the conclusion

of the next AGM of the Company and approve to fix

their remuneration

PROPOSAL #8.: Appoint Mr. Atanu Chakraborty, IAS as a        ISSUER            YES             FOR                  FOR

 Director of the Company, who retires by rotation

PROPOSAL #9.: Appoint Dr. Malay Mahadevia as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation

PROPOSAL #10.: Appoint, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 198, 269, 309 and 310 read with Schedule

XIII and other applicable provisions, if any, of the

Companies Act, 1956 or any statutory modification(s)

or re-enactment thereof, Dr. Malay Mahadevia as a

Whole Time Director of the Company for a period of 5

years with effect from 20 MAY 2009 on the terms and

conditions including expressly the remuneration

payable to him as Whole Time Director of the Company

as specified; authorize the Board of Directors to

increase, alter and or vary the terms and conditions

and/or remuneration and perquisites including the

monetary value thereof, subject to the limits as

prescribed under Section II of Part II of Schedule

XIII of the Companies Act, 1956 and as may be

permitted or, authorized in accordance with the

provisions under the Companies Act, 1956, or any

statutory modification(s) or re-enactment thereof;

approve, notwithstanding anything contained to the

contrary in the Companies Act, 1956 wherein any FY

Company has no profits or inadequate profit Dr. Malay

 Mahadevia will be paid minimum remuneration within

the ceiling limit prescribed under Section II of Part

 II of Schedule XIII of the Companies Act, 1956 or

any modification or re-enactment thereof; authorize

the Board to do all such acts, deeds as the Board

may, in its absolute discretion, consider necessary,

expedient or desirable including power, to sub-

delegate, in order to give effect to this resolution

or as otherwise considered by the Board to be in the

best interest of the Company, as it may deem fit

PROPOSAL #11.: Authorize the Board of Directors, in          ISSUER            YES         AGAINST           AGAINST

supercession of the earlier resolution passed at the

EGM dated 31 JAN 2007 and pursuant to Section

293(1)(d) and other applicable provisions, if any, of

 the Companies Act, 1956 [including any statutory

modifications thereof] and subject to any other

approval, if required, to borrow by way of

loan/debentures [whether secured or unsecured]/bonds/

 deposits/fund based/non fund based limits/guarantee

for the purpose of the business of the Company any

sum or sums of money either in Indian or Foreign

Currency from time to time from any Bank(s) or any

Financial Institution(s) or any other Institution(s),

 firm(s), bodies corporate(s) or other person(s) or

from any other source in India or outside India

whomsoever in addition to the temporary loans

obtained from the Company's Banker(s) in the ordinary

 course of business provided that the sum or sums so

borrowed under this resolution and remaining

outstanding at any time shall not exceed in aggregate

 INR 7500 crores; authorize the Board of Directors of

 the Company including any committee thereof, to do

all such acts, deeds, as the Board may, in its

absolute discretion, consider necessary, expedient or

 desirable inducing power to sub-delegate, in order

to give effect to this Resolution or as otherwise

considered by the Board to be in the best interest of

 the Company, as it may deem fit

PROPOSAL #S.12: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

supercession of the resolution passed at the AGM held

 on 26 SEP 2008 and pursuant to Section 293(1) (e)

and other applicable provisions, it any, of the

Companies Act, 1956, [including any statutory

modification(s) or re-enactment thereof, for the time

 being in force], to contribute to charitable and

other funds not directly relating to the business of

the Company or the welfare of its employees, any

amount the aggregate of which in any FY does not

exceed INR 75 crores or 5% of the Company's average

net profits computed as determined in accordance with

 the provisions of Sections 349 & 350 of the

Companies Act, 1956, during the 3 financial years

immediately preceding, whichever is greater;

authorize the Board of Directors to do all such acts,

 deeds, as the Board may, in its absolute discretion,

 consider necessary, expedient or desirable including

 power to sub-delegate, in order to give effect to

this resolution or as otherwise considered by the

Board to be in the best interest of the Company as it

PROPOSAL #13.: Authorize the Board of Directors, in          ISSUER            YES             FOR                  FOR

partial modification of the resolution passed at the

AGM held on 26 SEP 2008 and pursuant to Section 61

and other applicable provisions, if any, of the

Companies Act, 1956, [including any statutory

modification(s) or re-enactment thereof, for the time

 being in force], to amend the utilization of the

proceeds, arising out of the issue of equity shares

allotted pursuant to the Prospectus dated 14 NOV 2007

 [the Prospectus] filed by the Company with the

Registrar of Companies, Gujarat, Dadra and Nagar

Haveli as specified; the Board of Directors will have

 the flexibility in deploying the Net Proceeds

received by the Company from the issue and to

determine the particular composition and schedule of

deployment of the investment based on the progress of

 the development of the Projects; authorize the Board

 or Committee of the Board to invest the funds,

pending utilization for the purpose as described in

the prospectus, in principal protected fund,

derivative linked debt instrument, other fixed and

variable instrument, index based debt instrument,

rated and unrated debenture and bonds and any other

interest bearing instruments over and above

instruments as stated in the Prospectus including

deleting, adding, amending or in any way varying the

terms of any object(s) specified in the Prospectus

and to do all such acts, deeds, as the Board may, in

its absolute discretion, consider necessary,

expedient or desirable including power to sub-

delegate, in order to give effect to this resolution

or as otherwise considered by the Board to be in the

PROPOSAL #14.: Approve, in partial modification of            ISSUER            YES             FOR                  FOR

the resolution passed at the AGM held on 26 SEP 2008

and pursuant to the provisions of Section 198, 269,

309 and 310 read with Schedule XIII and other

applicable provisions, if any, of the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof, the variation in the specified terms and

conditions of remuneration paid to Shri Ameet H.

Desai, Executive Director of the Company; all other

terms and conditions of remuneration as approved by

the Members in their meeting held on 26 SEP 2008 will

 remain unchanged; authorize the Board of Directors

of the Company including any committee thereof to do

all such acts, deeds, as the Board may, in its

absolute discretion, consider necessary, expedient or

 desirable including power to sub-delegate, in order

to give effect to this resolution or as otherwise

considered by the Board to be in the best interest of

 the Company, as it may deem fit

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MURATA MANUFACTURING COMPANY,LTD.

  TICKER:                  N/A                 CUSIP:   J46840104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MURPHY OIL CORPORATION

  TICKER:                  MUR                 CUSIP:   626717102

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: F.W. BLUE                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.P. DEMING                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.A. HERMES                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.V. KELLEY                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.M. MURPHY                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.C. NOLAN, JR.                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N.E. SCHMALE                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.J.H. SMITH                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.G. THEUS                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.M. WOOD                                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE THE APPOINTMENT OF KPMG LLP AS         ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MURRAY & ROBERTS HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   S52800133

  MEETING DATE:      10/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.O.1: Receive and approve the annual                 ISSUER            YES             FOR                  FOR

financial statements for the YE 30 JUN 2009

PROPOSAL #2O2.1: Elect Advocate Knott-Craig as a                ISSUER            YES             FOR                  FOR

Director, who retires at this AGM in accordance with

the Company's Articles of Association

PROPOSAL #2O2.2: Elect M. Sello as a Non-Executive            ISSUER            YES             FOR                  FOR

Director, who retires at this AGM in accordance with

the Company's Articles of Association

PROPOSAL #2O2.3: Elect M.P. Chaba as a Director, who         ISSUER            YES             FOR                  FOR

retires at this AGM in accordance with the Company's

Articles of Association

PROPOSAL #2O2.4: Elect T.G. Fowler as an Executive            ISSUER            YES             FOR                  FOR

Director, who retires at this AGM in accordance with

the Company's Articles of Association

PROPOSAL #2O2.5: Re-elect R.C. Anderson as a                       ISSUER            YES             FOR                  FOR

Director, who in terms of the Articles of Association

 retires by rotation

PROPOSAL #2O2.6: Re-elect A.A. Routledge, who in                ISSUER            YES             FOR                  FOR

terms of the Articles of Association retires by

PROPOSAL #2O2.7: Re-elect S.P. Sibisi as a Non-                  ISSUER            YES             FOR                  FOR

Executive Director, who in terms of the Articles of

Association retires by rotation

PROPOSAL #3.O.3: Appoint a firm of External Auditors         ISSUER            YES             FOR                  FOR

for the Company and acknowledge the remuneration of

the External Auditors as determined by the Audit

Committee of the Board

PROPOSAL #4.O.4: Approve the proposed fees payable            ISSUER            YES             FOR                  FOR

quarterly in arrears to the Non-Executive Directors

with effect from the quarter commencing 01 OCT 2009

PROPOSAL #5.O.5: Amend the Trust Deed of the Murray          ISSUER            YES             FOR                  FOR

and Roberts Trust and the Murray and Roberts Holdings

 Limited Employee Share Incentive Scheme

PROPOSAL #6.O.6: Approve, subject to the adoption of         ISSUER            YES             FOR                  FOR

Ordinary Resolution 5 and in terms of Sections 221

and 222 of the Companies Act 61 of 1973 (as amended),

 the allotment and issue of shares by the Board (as a

 fresh issue of shares or the use of treasury

shares), as a specific authority, pursuant to the

provisions of the Trust Deed of The Murray and

Roberts Trust (incorporating the Murray and Roberts

Holdings Limited Employee Incentive Scheme), to the

Trustee for the time being of the Murray and Roberts

Holdings Limited Employee Share Incentive Scheme of

such allowable maximum number of ordinary shares as

provided thereunder and subject to the terms and

conditions of the Trust Deed of The Murray and

PROPOSAL #7.S.1: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company to approve the purchase by the Company, or by

 any of its subsidiaries, of the Company''S ordinary

shares subject to the provisions of the Companies Act

 61 of 1973 (as amended) (Companies Act) and the

listing requirements of the JSE Limited and any

general purchase by the Company and or any of its

subsidiaries of the Company's ordinary shares in

issue shall not in aggregate in any 1 FY exceed 10%

of the Company's issued ordinary share capital at the

 time that the authority is granted; [Authority

expires at the Company's next AGM and shall not

extend beyond 15 months from the date of this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MVELAPHANDA RESOURCES LIMITED

  TICKER:                  N/A                 CUSIP:   S53030110

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.O.1: Receive and adopt the annual                     ISSUER            YES             FOR                  FOR

financial statements of Mvela Resources for the YE 30

 JUN 2009

PROPOSAL #2.O.2: Re-elect Ms. Y.Z. Cuba as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation in terms of

Article 24.2 of the Articles of Association

PROPOSAL #3.O.3: Approve to confirm the Directors              ISSUER            YES         AGAINST           AGAINST

remuneration for the YE 30 JUN 2009

PROPOSAL #4.O.4: Ratify the actions of all persons            ISSUER            YES         AGAINST           AGAINST

who held office as Members of the Board of Directors

of Mvela Resources during the YE 30 JUN 2009 in so

far as such actions had any bearing on the affairs of

 Mvela Resources

PROPOSAL #5.O.5: Re-appoint PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

Inc. as the Auditors of the Company until the

following AGM and authorize the Directors to

determine their remuneration for the past year

PROPOSAL #6.O.6: Approve to place the authorized but         ISSUER            YES         AGAINST           AGAINST

unissued ordinary shares of the Company at the

disposal and under the control of the Directors until

 the following AGM and authorize the Directors,

subject to the provisions of the South African

Companies Act, 1973, 1973 [Act 61 of 1973], as

amended (the Act), and the Listings Requirements of

the JSE Limited- to allot, issue and otherwise

dispose of, or grant options in respect of, such

shares to such person or persons on such terms and

conditions and at such times as the Directors may

from time to time in their discretion deem fit and to

 allot issue shares, or grant options to Mvela

Resources Share Trust or to qualifying employees of

the Company and its subsidiaries on and subject to

the terms of the Mvela Resources Limited Share

PROPOSAL #7.O.7: Approve to resolve that the pre-               ISSUER            YES             FOR                  FOR

emptive rights, to which shareholders of Mvela

Resources may be entitled in terms of the JSE

Listings Requirements, to participate in any future

issues of or options to acquire Mvela Resources

ordinary shares for cash which may be made by the

Company or to participate in any future in any future

 sale, disposal or transfer for cash of Mvela

Resources shares held as treasury shares by a

subsidiary of Mvela Resources [or options in respect

thereof] subsequent to the date of passing this

resolution be waived, and that the Directors of the

Company issue, sell, dispose of, transfer, or grant

options in respect of ordinary shares in the unissued

 share capital of Mvela Resources for cash subject to

 JSE Listings Requirements from time to time which

currently require that issues in aggregate in any 1

FY will not exceed 5% of the Company's issued

ordinary share capital and the approval for the

waiver of the pre-emptive rights, together with this

general authority to issue shares for cash, will be

valid until the earlier of the next AGM of the

Company and the expiry of a period of 15 months from

PROPOSAL #8.O.8: Authorize the Directors of the                 ISSUER            YES         AGAINST           AGAINST

Company to nominate any one or more of their number,

or any other relevant person or persons, to carry out

 and do all such matters and things as may be

necessary and to make all such applications as may be

 required in connection with or to give effect to any

 or all of the ordinary and special resolutions to be

 proposed at the general meeting of Mvela Resources

at which this Ordinary Resolution 8 is being proposed

PROPOSAL #9.S.1: Approve, as a general approval                 ISSUER            YES             FOR                  FOR

contemplated in Sections 85(2) and 85(3) of the

Companies Act 1973 [Act 61 of 1973], as amended, the

acquisition by the Company or any of its subsidiaries

 from time to time, of the issued ordinary shares of

the Company, upon such terms and conditions and in

such amounts as the Directors of the Company may from

 time to time determine, but subject to the Articles

of Association of the Company, the provisions of the

Act and the Listings Requirements of the JSE Limited

as presently constituted and which may be amended

from time to time, and subject to the following-

approval by shareholders in terms of a special

resolution of the Company, in annual general or

general meeting, which shall be valid only until the

next AGM or for 15 months from the date of the

resolution, whichever period is shorter and the

acquisitions of ordinary shares in aggregate in any 1

 FY may not exceed 20% of the Company's issued

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  MYLAN INC.

  TICKER:                  MYL                 CUSIP:   628530107

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT J. COURY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RODNEY L. PIATT, C.P.A.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WENDY CAMERON                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NEIL DIMICK, C.P.A.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS J. LEECH, C.P.A                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH C. MAROON, MD                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK W. PARRISH                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.B. TODD                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.L. VANDERVEEN PHD RPH                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY APPOINTMENT OF DELOITTE & TOUCHE        ISSUER            YES             FOR                  FOR

 LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM.

PROPOSAL #03: SHAREHOLDER PROPOSAL - ADVISORY (NON-       SHAREHOLDER        YES         AGAINST               FOR

BINDING) VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #04: SHAREHOLDER PROPOSAL - RETENTION OF          SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE EQUITY COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NABORS INDUSTRIES LTD.

  TICKER:                  NBR                 CUSIP:   G6359F103

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN V. LOMBARDI                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES L. PAYNE                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPOINTMENT OF PRICEWATERHOUSECOOPERS            ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT AUDITOR AND TO AUTHORIZE THE AUDIT

 COMMITTEE OF THE BOARD OF DIRECTORS TO SET THE

AUDITOR'S REMUNERATION.

PROPOSAL #3: SHAREHOLDER PROPOSAL TO ADOPT A PAY-FOR-   SHAREHOLDER        YES         AGAINST               FOR

SUPERIOR-PERFORMANCE STANDARD IN EXECUTIVE

COMPENSATION PLAN FOR SENIOR EXECUTIVES.

PROPOSAL #4: SHAREHOLDER PROPOSAL TO ADOPT AN                 SHAREHOLDER        YES         AGAINST               FOR

ADVISORY RESOLUTION TO RATIFY THE COMPENSATION OF THE

 NAMED EXECUTIVE OFFICERS.

PROPOSAL #5: SHAREHOLDER PROPOSAL TO ADOPT A BYE-LAW    SHAREHOLDER        YES         AGAINST               FOR

PROVIDING THAT THE CHAIRMAN OF THE BOARD BE AN

INDEPENDENT DIRECTOR.

PROPOSAL #6: SHAREHOLDER PROPOSAL TO REQUIRE ALL           SHAREHOLDER        YES             FOR               AGAINST

DIRECTORS TO STAND FOR ELECTION ANNUALLY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NABTESCO CORPORATION

  TICKER:                  N/A                 CUSIP:   J4707Q100

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NAGASE & CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J47270103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Renewal of Countermeasures to          ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NAGOYA RAILROAD CO., LTD.

  TICKER:                  N/A                 CUSIP:   J47399118

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Corporate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NAMCO BANDAI HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J48454102

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NAMPAK LTD

  TICKER:                  N/A                 CUSIP:   S5326R114

  MEETING DATE:      2/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve to confirm the appointment of         ISSUER            YES             FOR                  FOR

D.C. Moephuli as a Non-Executive Director

PROPOSAL #1.2: Approve to confirm the appointment of         ISSUER            YES             FOR                  FOR

P.M. Surgey as a Non-Executive Director

PROPOSAL #1.3: Approve to confirm the appointment of         ISSUER            YES             FOR                  FOR

G. Griffiths as a Non-Executive Director

PROPOSAL #1.4: Approve to confirm the appointment of         ISSUER            YES             FOR                  FOR

F.V. Tshiqi as a Non-Executive Director

PROPOSAL #2.1: Re-elect R.J. Khoza as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect R.V. Smither as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.o.1: Approve the revised annual fees                ISSUER            YES             FOR                  FOR

payable by the Company to the Non-Executive Directors

 with effect from 01 OCT 2009 as specified; the

increase in fees is recommended to retain the

appropriate Calibre of Non-Executive Director and is

in line with market practice; the fees for attendance

 at meetings will be adjusted to reflect the actual

number of meetings held during the FY

PROPOSAL #3.o.2: Re-appoint Deloitte & Touche as the         ISSUER            YES             FOR                  FOR

Auditors of the Company until the next AGM and that

Mr. A.F. Mackie as the Individual Registered Auditor

who undertakes the audit for the Company for that

period

PROPOSAL #3.o.3: Approve, in terms of Section                     ISSUER            YES             FOR                  FOR

222(1)(a) of the Companies Act, 1973, as amended, the

 allotment and issue from the ordinary shares already

 set aside for purposes of the Nampak 1985 Share

Option Scheme of ordinary shares of 5 cents each to

the under-mentioned Executive Director as and when he

 exercises the options detailed below, which were

granted to him to acquire ordinary shares of 5 cents

each in the Company and authorize the Directors to

make such issue and allotment

PROPOSAL #3.o.4: Approve, in terms of Section                     ISSUER            YES             FOR                  FOR

222(1)(a) of the Companies Act, 1973, as amended, the

 allotment and issue from the ordinary shares already

 set aside for purposes of The Nampak Limited

Performance Share Plan of ordinary shares of 5 cents

each in the Company to the under-mentioned Executive

Directors as and when shares are settled on them in

terms of the rules of The Nampak Limited Performance

Share Plan

PROPOSAL #3.o.5: Approve, in terms of Section                     ISSUER            YES             FOR                  FOR

222(1)(a) of the Companies Act, 1973, as amended, the

 allotment and issue from the ordinary shares already

 set aside for purposes of The Nampak Limited Share

Appreciation Plan of ordinary shares of 5 cents each

in the Company to the under-mentioned Executive

Directors as and when shares are settled on them in

terms of the rules of The Nampak Limited Share

Appreciation Plan

PROPOSAL #3.o.6: Adopt and approve the Nampak Limited        ISSUER            YES         AGAINST           AGAINST

 Share Appreciation Plan 2009, in replacement of the

Nampak Limited Share Appreciation Plan adopted in

2006, in accordance with the salient features set out

 in the Annexure to the notice of AGM of the Company,

 the details of which are incorporated in separate

plan rules which have been available for inspection

at the Company's registered office for 21 days prior

to the AGM; and authorize the Directors of the

Company to do all such things as are necessary to

implement operation of the Nampak Limited Share

Appreciation Plan 2009

PROPOSAL #3.o.7: Adopt and approve the Nampak Limited        ISSUER            YES             FOR                  FOR

 Performance Share Plan 2009, in replacement of the

Nampak Limited Performance Share Plan adopted in

2006, in accordance with the salient features set out

 in the annexure to the notice of AGM of the Company,

 the details of which are incorporated in separate

plan rules which have been available for inspection

at the Company's registered office for 21 days prior

to the AGM; authorize the Directors of the Company to

 do all such things as are necessary to implement

operation of the Nampak Limited Performance Share

PROPOSAL #3.o.8: Adopt and approve the Nampak Limited        ISSUER            YES         AGAINST           AGAINST

 Deferred Bonus Plan 2009 in accordance with the

salient features set out in the annexure to the

notice of AGM of the Company, the details of which

are incorporated in separate plan rules which have

been available for inspection at the Company's

registered office for 21 days prior to the AGM; and

authorize the Directors of the Company to do all such

 things as are necessary to implement operation of

the Nampak Limited Deferred Bonus Plan 2009

PROPOSAL #3.o.9: Approve, the amendments made to the         ISSUER            YES             FOR                  FOR

Nampak 1985 Share Option Scheme [the Share Option

Scheme], the Nampak Limited Share Appreciation Plan

Trust approved by shareholders during 2006 [SAP

Trust] and the Nampak Limited Performance Share Plan

Trust approved by shareholders during 2006 (PSP

Trust) in order to ensure compliance with Schedule 14

 to the JSE Limited Listings Requirements; although

awards are no longer granted under the Share Option

Scheme and awards will not be granted under the SAP

Trust and the PSP Trust after approval of the Nampak

Limited Share Appreciation Plan and Nampak Limited

Performance Share Plan, the amendments will apply to

PROPOSAL #4.S.1: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, subject to compliance with the requirements

of the JSE, in their discretion to procure that the

Company or subsidiaries of the Company acquire by

purchase on the JSE ordinary shares issued by the

Company provided that: the number of ordinary shares

acquired in any one FY shall not exceed 20% of the

ordinary shares in issue at the date on which this

resolution is passed; the price paid per ordinary

share may not be greater than 10% above the weighted

average of the market value of the ordinary shares

for the five business days immediately preceding the

date on which a purchase is made; and the number of

shares purchased by subsidiaries of the Company shall

 not exceed 10% in the aggregate of the number of

issued shares in the Company at the relevant times;

[Authority expires at the earlier of the date of the

next AGM of the Company or the date 15 months after

the date on which this resolution is passed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NAN YA PCB CORP

  TICKER:                  N/A                 CUSIP:   Y6205K108

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the 2009                     ISSUER             NO              N/A                  N/A

business operations

PROPOSAL #A.2: Receive the 2009 audited reports                  ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

as follows: proposed cash dividend: TWD 5.4 per share

PROPOSAL #B.3: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.4: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NAN YA PLASTICS CORP

  TICKER:                  N/A                 CUSIP:   Y62061109

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 status of the local unsecured        ISSUER             NO              N/A                  N/A

 convertible bonds

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

the financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1.9 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.6: Approve the proposal of the election          ISSUER            YES             FOR                  FOR

of the Directors and the Supervisors

PROPOSAL #B.7: Election of the Directors and the                ISSUER            YES             FOR                  FOR

Supervisors

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NANYA TECHNOLOGY CORP

  TICKER:                  N/A                 CUSIP:   Y62066108

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of issuance new shares via         ISSUER             NO              N/A                  N/A

private placement

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve the capital injection by                 ISSUER            YES         AGAINST           AGAINST

issuing new shares or global depositary receipt

PROPOSAL #B.5: Approve the proposal of the election          ISSUER            YES         AGAINST           AGAINST

of the Directors and Supervisors

PROPOSAL #B.6: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.7: Election of the Directors and the                ISSUER            YES         AGAINST           AGAINST

Supervisors

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NASPERS LTD

  TICKER:                  N/A                 CUSIP:   S53435103

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements of            ISSUER            YES             FOR                  FOR

the Company and the group of the 12 months ended 31

MAR 2009 and the reports of the Directors and the

PROPOSAL #O.2: Approve the confirmation of dividends         ISSUER            YES             FOR                  FOR

in relation to the N ordinary and A ordinary shares

of the Company

PROPOSAL #O.3: Approve the remuneration of the Non-           ISSUER            YES             FOR                  FOR

Executive Directors for the YE 31 MAR 2009

PROPOSAL #O.4: Re-appoint the Firm                                        ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers Inc. as the Independent

Registered Auditors of the Company [noting that Mr.

A. Wentzel is the Individual Registered Auditor of

that Firm who will undertake the audit] for the

period until the next AGM of the Company

PROPOSAL #O.5.1: Approve the appointment of Mr. L.P.         ISSUER            YES             FOR                  FOR

Retief as a Director

PROPOSAL #O.5.2: Approve the appointment of Mr.                 ISSUER            YES             FOR                  FOR

S.J.Z. Pacak as a Director

PROPOSAL #O.6.1: Re-elect Adv F-A du Plessis as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #O.6.2: Re-elect Prof R.C.C. Jafta as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #O.6.3: Re-elect Mr. T.M.F. Phaswana as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #O.7: Approve to place the authorized but            ISSUER            YES         AGAINST           AGAINST

unissued share capital of the Company under the

control of the Directors and to grant, until the next

 AGM of the Company, an unconditional general

authority to the Directors, to allot and issue in

their discretion [but subject to the provisions of

Section 221 of the Companies Act, No 61 of 1973, as

amended [the Act] and the requirements of the JSE

Limited [the JSE] and any other exchange on which the

 shares of the Company may be quoted or listed form

time to time] the unissued shares of the Company on

such terms and conditions and to such persons whether

 they be shareholders or not, as the Directors in

their discretion deem fit

PROPOSAL #O.8: Authorize the Directors, subject to a         ISSUER            YES             FOR                  FOR

minimum of 75% of the votes of shareholders of the

Company present in persons or by proxy AGM and

entitled to vote, Voting infavor thereof, to issue

unissued shares of a class of shares already in issue

 in the capital of the Company for cash as and when

the opportunity arises, subject to the requirements

of the JSE, including the following: that a paid

press announcement giving full details, including the

 impact on the net asset value and earning per share,

 will be published at the time of any issue

representing, on a cumulative basis within 1 year, 5%

 or more of the number of shares o that class in

issue prior to the issue; the aggregate issue of nay

particular class of shares in any FY will nor exceed

5% of the issued number of that class of shares

[including securities that are compulsory convertible

 ion to shares of that class] that in determining the

 price at which an issue of shares will be made in

terms of this authority, the discount at which the

shares may be issued may not exceed 10% of the

weighted average traded price of the shares in

questions, as determined over the 30 business days

prior to the date that the price if the issue is

determined and that the shares will only be issued to

 public shareholders as specified in the Listing

Requirements of the JSE and not to related parties;

[Authority expires the earlier of the conclusion of

PROPOSAL #S.1: Authorize the Company or any of its            ISSUER            YES             FOR                  FOR

subsidiaries, by way of general authority, to acquire

 N ordinary shares issued by the Company, in terms of

 and Sections 85(2), 85(3) and 89 of the Companies

Act 61 of 1973, as amended and in terms of the rules

and requirements of the JSE being that: any such

acquisition of N ordinary shares shall be effected

thorough the order book operated by the JSE trading

system and done without any prior understanding or

arrangement; an announcement is published as soon as

the Company or any of its subsidiaries have acquired

N ordinary shares constituting, on a cumulative

basis, 3% of the number of N ordinary shares in issue

 prior to the acquisition pursuant to which the

aforesaid 3% threshold is reached, and for each 3% in

 aggregate acquires thereafter, containing full

details of such acquisition; acquisition of N

ordinary shares in aggregate in any 1 FY may not

exceed 20% of the Company's N ordinary issued share

capital as at the date of passing of this special

resolution; in determining the price at which N

Ordinary shares issued by the Company are acquired by

 it or any its subsidiaries in terms of this general

authority, the maximum premium at which such N

ordinary shares may be acquired will not exceed 10%

of the weighted average of the market value at which

N ordinary shares are traded on the JSE as determined

 over the 5 business days immediately preceding the

date of the repurchase of such N ordinary shares by

the Company or nay of its subsidiaries; the Company

has been given authority by its Articles of

Association; at any point , the Company may only

appoint 1 agent to effect any repurchase on the

Company's behalf; the Company sponsor must confirm

the adequacy of the Company's working capital for

purposes of undertaking the repurchase of N ordinary

shares in writing to the JSE Ltd before entering the

market for the repurchase; the Company remaining in

compliance with the minimum shareholder spread

requirements of the JSE Listings Requirements; and

the Company and/or its subsidiaries not repurchasing

any N ordinary shares during a prohibited period as

defined by the JSE Ltd Listings Requirements, unless

a repurchase programme is in place where dates and

quantities of shares to be traded during the

prohibited period are fixed and full details of the

programme have been disclosed in an announcement over

 the Securities Exchange News Service [SENS] prior to

 the commencement of the prohibited period; before

the general repurchase is effected the Directors

having considered the effects of the repurchase of

the maximum number of N ordinary shares in terms of

the foregoing general authority, will ensure that for

 a period of 12 months after the date of the notice

of AGM; the Company and the group will be able in the

 ordinary course of business to pay their debts; the

assets of the Company and the group fairly valued in

accordance with International Financial Reporting

Standards, will exceed the liabilities of the Company

 and the group; and the Company and the group's

PROPOSAL #S.2: Authorize the Company or any of its            ISSUER            YES         AGAINST           AGAINST

subsidiaries by way of a general authority to acquire

 A ordinary shares issued by the Company, in terms of

 and subject to Sections 85(2), 85(3) and 89 of the

Companies Act 61 of 1973 as amended

PROPOSAL #O.9: Authorize each of the Directors of the        ISSUER            YES         AGAINST           AGAINST

 Company to do all things, perform all acts and sign

all documents necessary to effect the implementation

of the ordinary and special resolutions adopted at

this AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL ALUMINIUM CO LTD

  TICKER:                  N/A                 CUSIP:   Y6211M114

  MEETING DATE:      9/19/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the                       ISSUER            YES             FOR                  FOR

Directors' report, audited balance sheet as on 31 MAR

 2009 and the profit & loss account for the same

period together with the reports of the Auditors

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri. B.L. Bagra as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. A. Sahay as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #5.: Re-appoint Shri. S.S. Sohoni as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Shri. K.S.Raju as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint Shri. Joy Varghese as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #8.: Appoint Shri. A.K.Sharma as a Director         ISSUER            YES             FOR                  FOR

of the Company, whose period of office is liable to

be determined for retirement by rotation in terms of

Order No.2(1)/2007-Met.I dated.11 FEB 2009 of

Government of India or any amendments thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL AUSTRALIA BK LTD  GLOBAL MEDIUM TERM SR B

  TICKER:                  N/A                 CUSIP:   Q65336119

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider the Company's financial              ISSUER             NO              N/A                  N/A

statements and the reports for the YE 30 SEP 2009

PROPOSAL #S.2.a: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective buy-back scheme relating to the

preference shares associated with the 2008 Stapled

Securities as specified

PROPOSAL #S.2.b: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective reduction of capital relating to the

preference shares associated with 2008 Stapled

Securities as specified

PROPOSAL #S.2.c: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective buy-back scheme relating to the

preference shares associated with the 2009 Staples

Securities as specified

PROPOSAL #S.2.d: Approve the terms and conditions of         ISSUER            YES             FOR                  FOR

the selective reduction of the preference share

associated with the 2009 Stapled Securities as

specified

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

PROPOSAL #4.: Approve to grant shares to the Group            ISSUER            YES             FOR                  FOR

Chief Executive Officer, Mr. Cameron Clyne, under the

 Company's Short Term Incentive and Long Term

Incentive Plans as specified

PROPOSAL #5.A: Approve to grant shares to Mr. Mark            ISSUER            YES             FOR                  FOR

Joiner [an Executive Director] under the Company's

Short Term Incentive and Long Term Incentive Plans as

 specified

PROPOSAL #5.B: Approve to grant shares to Mr. Michael        ISSUER            YES             FOR                  FOR

 Ullmer [an Executive Director] under the Company's

Short Term Incentive and Long Term Incentive Plans as

 specified

PROPOSAL #6.A: Re-elect Mr. Michael Chaney as a                 ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.B: Re-elect Mr. Paul Rizzo as a Director,        ISSUER            YES             FOR                  FOR

 in accordance with Article 10.3 of the Company's

Constitution

PROPOSAL #6.C: Re-elect Mr. Michael Ullmer as a                 ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.D: Re-elect Mr. Mark Joiner as a                       ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.E: Re-elect Mr. John Waller as a                       ISSUER            YES             FOR                  FOR

Director, in accordance with Article 10.3 of the

Company's Constitution

PROPOSAL #6.F: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES         AGAINST               FOR

 PROPOSAL: Elect Mr. Stephen Mayne as a Director, in

accordance with Article 10.3 and Article 10.6 of the

Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BANK OF GREECE S.A.

  TICKER:                  NBG                 CUSIP:   633643408

  MEETING DATE:      1/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: RESOLVING UPON THE SPIN-OFF OF THE                ISSUER             NO              N/A                  N/A

BANK'S INVESTMENT PROPERTY BUSINESS LINE, ALL AS MORE

 FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: APPROVAL OF (I) THE ACCOUNTING                       ISSUER             NO              N/A                  N/A

STATEMENT, AND (II) THE DRAFT TERMS OF THE SPIN-OFF

AND CONTRIBUTION OF THE SAID BUSINESS.

PROPOSAL #03: DESIGNATION OF BANK REPRESENTATIVES TO         ISSUER             NO              N/A                  N/A

SIGN BEFORE A NOTARY PUBLIC THE DEED OF ESTABLISHMENT

 OF THE REAL-ESTATE INVESTMENT COMPANY (SOCIETE

ANONYME).

PROPOSAL #04: ANNOUNCEMENT OF ELECTION OF DIRECTORS          ISSUER             NO              N/A                  N/A

BY THE BOARD OF DIRECTORS, IN REPLACEMENT OF MEMBERS

WHO HAVE RESIGNED.

PROPOSAL #05: ELECTION OF A NEW BOARD OF DIRECTORS.          ISSUER             NO              N/A                  N/A

DESIGNATION OF INDEPENDENT NON-EXECUTIVE MEMBERS OF

THE BOARD.

PROPOSAL #06: DESIGNATION OF MEMBERS OF THE BOARD'S          ISSUER             NO              N/A                  N/A

AUDIT COMMITTEE, AS PER THE PROVISIONS OF LAW

3693/2008.

PROPOSAL #07: APPROVAL OF THE BANK'S CONTRACTS WITH          ISSUER             NO              N/A                  N/A

MEMBERS OF THE BOARD OF DIRECTORS.

PROPOSAL #08: AMENDMENT OF ARTICLES 18, 19, 21, 22,          ISSUER             NO              N/A                  N/A

23 AND 24 (ON THE BOARD OF DIRECTORS) AND ADJUSTMENT

OF ARTICLE 4 (ON SHARE CAPITAL) OF THE BANK'S

ARTICLES OF ASSOCIATION.

PROPOSAL #09: ASSIGNMENT BY THE GENERAL MEETING TO            ISSUER             NO              N/A                  N/A

THE BOARD OF DIRECTORS OF THE RIGHT TO ISSUE BONDS

CONVERTIBLE TO SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL BK CDA MONTREAL QUE

  TICKER:                  N/A                 CUSIP:   633067103

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Lawrence S. Bloomberg as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #1.2: Election of Pierre Bourgie as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Andre Caille as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of Gerard Coulombe as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Bernard Cyr as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of Shirley A. Dawe as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Nicole Diamond-Gelinas as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #1.8: Election of Jean Douville as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of Marcel Dutil as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of Jean Gaulin as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Election of Paul Gobeil as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Election of Louise Laflamme as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of Roseann Runte as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Marc P. Tellier as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.15: Election of Louis Vachon as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve to accept the approach taken by         ISSUER            YES             FOR                  FOR

the Board of Directors of the Bank with respect to

Executive Compensation, as specified

PROPOSAL #3: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the Board of Director offer

shareholders a larger slate of Director Nominees than

 the number of positions to be filled on the Board of

 Directors

PROPOSAL #5: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the annual report and Management

proxy circular report the equity ratio between the

total compensation of the Chief Executive Officer,

the total compensation of the five named Executive

Officers and the average total compensation of

employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL GRID PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G6375K151

  MEETING DATE:      7/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual report and accounts         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Sir. John Parker as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Steve Holliday as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. Kenneth Harvey as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. Steve Lucas as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Stephen Pettit as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Re-elect Mr. Nick Winser as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Mr. George Rose as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Reappoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #11.: Authorize the Directors to set the              ISSUER            YES             FOR                  FOR

Auditor's remuneration

PROPOSAL #12.: Approve the Directors' remuneration            ISSUER            YES             FOR                  FOR

report

PROPOSAL #13.: Authorize the Directors to issue                 ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #14.: Authorize the Scrip dividend                         ISSUER            YES             FOR                  FOR

PROPOSAL #15.: Authorize the capitalizing reserves            ISSUER            YES             FOR                  FOR

for scrip dividend

PROPOSAL #S.16: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own ordinary shares

PROPOSAL #S.18: Authorize the Directors to hold                 ISSUER            YES             FOR                  FOR

General Meetings on 14 days notice

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 with effect from the AGM

PROPOSAL #S.20: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 with effect from 01 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL OILWELL VARCO, INC.

  TICKER:                  NOV                 CUSIP:   637071101

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BEN A. GUILL                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROGER L. JARVIS           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ERIC L. MATTSON           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIONAL SEMICONDUCTOR CORPORATION

  TICKER:                  NSM                 CUSIP:   637640103

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BRIAN L. HALLA             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: STEVEN R. APPLETON      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GARY P. ARNOLD             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RICHARD J. DANZIG        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN T. DICKSON           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT J.                     ISSUER            YES             FOR                  FOR

FRANKENBERG

PROPOSAL #1G: ELECTION OF DIRECTOR: MODESTO A.                   ISSUER            YES             FOR                  FOR

MAIDIQUE

PROPOSAL #1H: ELECTION OF DIRECTOR: EDWARD R.                     ISSUER            YES             FOR                  FOR

MCCRACKEN

PROPOSAL #1I: ELECTION OF DIRECTOR: RODERICK C.                 ISSUER            YES             FOR                  FOR

MCGEARY

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL #03: APPROVAL OF THE EXECUTIVE OFFICERS                ISSUER            YES             FOR                  FOR

INCENTIVE PLAN, AS AMENDED.

PROPOSAL #04: APPROVAL OF THE 2009 INCENTIVE AWARD            ISSUER            YES             FOR                  FOR

PLAN.

PROPOSAL #05: AMENDMENTS TO CERTAIN OF OUR EXISTING          ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLANS TO ALLOW FOR A ONE-TIME STOCK

OPTION EXCHANGE PROGRAM FOR EMPLOYEES OTHER THAN OUR

NAMED EXECUTIVE OFFICERS AND DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATIXIS, PARIS

  TICKER:                  N/A                 CUSIP:   F6483L100

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements for          ISSUER            YES         AGAINST           AGAINST

the financial year 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES         AGAINST           AGAINST

statements for the financial year 2009

PROPOSAL #O.3: Approve the allocation of income                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the Agreements and                            ISSUER            YES             FOR                  FOR

Undertakings pursuant to Articles L.225-38 and L.225-

86 et sequence of the Commercial Code

PROPOSAL #O.5: Ratify the co-optation of BPCE as a            ISSUER            YES         AGAINST           AGAINST

Board Member

PROPOSAL #O.6: Ratify the co-optation of Mr. Alain            ISSUER            YES         AGAINST           AGAINST

Lemaire as a Board Member

PROPOSAL #O.7: Ratify the co-optation of Mr. Bernard         ISSUER            YES         AGAINST           AGAINST

Oppetit as a Board Member

PROPOSAL #O.8: Ratify the co-optation of Mr. Jean              ISSUER            YES         AGAINST           AGAINST

Criton as a Board Member

PROPOSAL #O.9: Ratify the co-optation of Mrs.                     ISSUER            YES         AGAINST           AGAINST

Laurence Debroux as a Board Member

PROPOSAL #O.10: Approve the renewal of term of a                ISSUER            YES             FOR                  FOR

Principal Statutory Auditor

PROPOSAL #O.11: Approve the renewal of term of a                ISSUER            YES             FOR                  FOR

Deputy Statutory Auditor

PROPOSAL #O.12: Appointment of a Principal Statutory         ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.13: Appointment of a Deputy Statutory              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #O.14: Appointment of a principal and deputy        ISSUER            YES             FOR                  FOR

 statutory auditors for Fiducie Capdevielle - Natixis

 - Tresor Public

PROPOSAL #O.15: Approve the trading of the Company's         ISSUER            YES         AGAINST           AGAINST

own shares on the stock market

PROPOSAL #E.16: Approve to review and approval of the        ISSUER            YES             FOR                  FOR

 simplified fusion by absorption of Natixis

Securities, a 100% subsidiary of the Company

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of shares

purchased in accordance with the shares repurchase

program

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

carry out the allocation of free shares to the

employees and Corporate officers of Natixis and

related Companies

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares or securities giving access to the capital

reserved for members of saving plans with

cancellation of preferential subscription rights in

favor of the latter in accordance with Article L.225-

129-6 of the Commercial Code

PROPOSAL #E.20: Authorize the Board of Directors, in         ISSUER            YES         AGAINST           AGAINST

the event of issuance with cancellation of

preferential subscription rights of the shareholders

to decide on the issue price under the conditions set

 by the general meeting, within the limit of 10% of

the capital

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

use the delegations in the fourteenth and seventeenth

 resolutions adopted by the CGM held on 30 APR 2009

and the twentieth resolution of the EGM of this day,

to carry out, under the conditions referred to in

Article L.225-136 of the Commercial Code, one or more

 issuances of equity securities without preferential

subscription rights by an offering, by private

investment, pursuant to Article L.411-2, II of the

Monetary and Financial Code

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

reduce the capital by repurchasing shares

PROPOSAL #E.23: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATURA COSMETICOS SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P7088C106

  MEETING DATE:      8/5/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Ratify the amendment to the wording of         ISSUER            YES             FOR                  FOR

Article 5 and the main part of Article 6 of the

Corporate Bylaws of the Company relative,

respectively, to the amount of the share capital and

the quantity of the subscribed for and paid in shares

 of the Company and to the limit of the authorized

capital, resulting from the exercise of purchase or

subscription options for common shares issued by the

Company made from 01 JAN 2009, to 30 JUN 2009, by the

 Managers and Employees of the Company, as well as by

 the Managers and employees of the direct and

indirect subsidiary Companies of the Company, who are

 participants in the addenda to the Company's common

stock purchase or subscription option plans relative

to the 2003, 2004, 2005 and 2006 calendar years

PROPOSAL #II.: Amend the wording of Article 24 of the        ISSUER            YES             FOR                  FOR

 Corporate Bylaws, in such a way as to define the

authority and responsibility of the Company's Officers

PROPOSAL #III.: Adapt the wording of Paragraph 1 of          ISSUER            YES             FOR                  FOR

Article 27 of the Corporate Bylaws to that which is

provided for in Article 176 of Law Number 6404.76,

due to the changes introduced by Law Number 11638.07

PROPOSAL #IV.: Amend the wording of the main part of         ISSUER            YES             FOR                  FOR

Article 33 of the Corporate Bylaws of the Company and

 of its Paragraphs 2, 6, 8 and 9, as well as the

inclusion of a new Paragraph 4 in said Article, with

the consequent renumbering of the subsequent

PROPOSAL #V.: Approve to consolidate the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATURA COSMETICOS SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P7088C106

  MEETING DATE:      4/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and Independent Auditors report

relating to FY ending 31 DEC 2009

PROPOSAL #2: Approve the proposal for the capital              ISSUER            YES             FOR                  FOR

budget for the year 2010, the allocation of the net

profit from the FY ending on 31 DEC 2009, and ratify

the early distributions of dividends and interim

interest on net equity

PROPOSAL #3: Elect the Members of the Companys Board         ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #4: Approve to set the aggregate                            ISSUER            YES             FOR                  FOR

remuneration of the Administrators of the Company to

be paid to the time of the holding of the AGM at

which the shareholders of the Company vote concerning

 the financial statements for the FY that will end on

 31 DEC 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NATURA COSMETICOS SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P7088C106

  MEETING DATE:      4/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Ratify the amendment of the wording of         ISSUER            YES             FOR                  FOR

Article 5 and the main part of Article 6 of the

corporate bylaws of the Company relating,

respectively, to the amount of share capital and the

quantity of subscribed and paid in shares of the

Company and to the authorized capital limit, arising

from the exercise o f stock options for shares issued

 by the Company done from 01 JUL 2009, to 24 FEB

2010, by the administrators and employees of the

Company, as well as the administrators and employees

of the direct and indirect subsidiaries, by the

Company, participants in the Stock Option Plan for

common shares of the Company

PROPOSAL #B.: Approve to include in the first                     ISSUER            YES             FOR                  FOR

paragraph of Article 15 of the corporate bylaws of

the Company to include, in the case of a tie vote in

any matter before a meeting of the Boa rd of

Directors, a casting vote to the co-Chairperson

member of the Board of Directors who is chairing the

meeting to settle the decision, with the consequent

renumbering of t he sole paragraph of Article 15 to

PROPOSAL #C.: Approve to amend the wording of line            ISSUER            YES             FOR                  FOR

XXIV of Article 20 of t he corporate bylaws of the

Company to strengthen the authority of the Board of

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NCR CORPORATION

  TICKER:                  NCR                 CUSIP:   62886E108

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: QUINCY ALLEN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD BOYKIN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA FAYNE LEVINSON                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF INDEPENDENT          ISSUER            YES             FOR                  FOR

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NCSOFT CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y6258Y104

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                     ISSUER            YES             FOR                  FOR

expected dividend: KRW 500 per 1 shs

PROPOSAL #2.: Approve the partial amendment to                   ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.1: Elect Messrs. Hee Sang Lee, Jae Ho Lee        ISSUER            YES             FOR                  FOR

 as the inside Directors

PROPOSAL #3.2: Elect Messrs. Byung Mu Park, Myung Oh,        ISSUER            YES             FOR                  FOR

 Yoon Suk Seo as the Outside Directors

PROPOSAL #3.3: Elect Messrs. Byung Mu Park, Myung Oh,        ISSUER            YES             FOR                  FOR

 Yoon suk seo as the Auditor Committee

PROPOSAL #4.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEC CORPORATION

  TICKER:                  N/A                 CUSIP:   J48818124

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEC ELECTRONICS CORPORATION

  TICKER:                  N/A                 CUSIP:   J4881U109

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the Merger Agreement                   ISSUER            YES             FOR                  FOR

between the Company and Renesas Technology Corp.

PROPOSAL #2.: Amend Articles to: Change Official                ISSUER            YES             FOR                  FOR

Company Name to Renesas Electronics Corporation,

Expand Business Lines, Increase Authorized Capital to

 800,000,000 shs, Increase Board Size to 15, Increase

 Auditors Board Size to 6

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Directors and Corporate Auditors

PROPOSAL #6.: Issuance of New Shares Offered by way          ISSUER            YES             FOR                  FOR

of Third Party Allotment

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEDBANK GROUP LTD

  TICKER:                  N/A                 CUSIP:   S5518R104

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual financial statements         ISSUER            YES             FOR                  FOR

of the Company for the FYE 31 DEC 2009

PROPOSAL #2: Approve the note the interim dividend            ISSUER            YES             FOR                  FOR

declare by the Board of Directors on 04 AUG 2009 of

1,93210 shares for every 100 Nedbank Group shares

held to those members who elected [or were deemed to

have elected] the capitalization award and 2.10 cents

 per ordinary share to those members who did not

elect to receive capitalization shares, and the final

 dividend of a number of Nedbank Group shares, to be

determined in terms of the capitalization award

ratio, for every 100 Nedbank Group shares held to

those members who elected [or were deemed to have

elected] the capitalization award and 2.30 cents per

ordinary share to those members who did not elect to

receive capitalization shares, as declared by the

Board of Directors on 24 FEB 2010

PROPOSAL #3.1: Re-elect Mr. CJW Ball as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation in terms of the Company's

Articles of Association

PROPOSAL #3.2: Re-elect Ms TCP Chikane as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation in terms of the Company's

Articles of Association

PROPOSAL #4.1: Election of Mr. GW Dempster as a Board        ISSUER            YES             FOR                  FOR

 of Director during the year, who retire in terms of

the Company's Articles of Association

PROPOSAL #4.2: Election of Mr. DI Hope as a Board of         ISSUER            YES             FOR                  FOR

Director during the year, who retire in terms of the

Company's Articles of Association

PROPOSAL #4.3: Election of Ms. We Lucas-Bull as a              ISSUER            YES             FOR                  FOR

Board of Director during the year, who retire in

terms of the Company's Articles of Association

PROPOSAL #4.4: Election of Mr. PJ Moleketi as a Board        ISSUER            YES             FOR                  FOR

 of Director during the year, who retire in terms of

the Company's Articles of Association

PROPOSAL #4.5: Election of Ms. RK Morathi as a Board         ISSUER            YES             FOR                  FOR

of Director during the year, who retire in terms of

the Company's Articles of Association

PROPOSAL #4.6: Election of Mr. JVF Roberts as a Board        ISSUER            YES             FOR                  FOR

 of Director during the year, who retire in terms of

the Company's Articles of Association

PROPOSAL #4.7: Election of Mr. MI Wyman as a Board of        ISSUER            YES             FOR                  FOR

 Director during the year, who retire in terms of the

 Company's Articles of Association

PROPOSAL #5: Re-appoint Deloittee & Touche [with the         ISSUER            YES             FOR                  FOR

designated Auditor currently being MR D Shipp] and

KPMG Incorporation [with the designated Auditor

currently being MS TA Middlemiss], as joint Auditors,

 to hold office from the conclusion of the 43rd AGM

until the conclusion of the next AGM of Nedbank Group

PROPOSAL #6: Authorize the Nedbank Group Audit                   ISSUER            YES             FOR                  FOR

Committee to determine the remuneration of the

Company's Auditors and the Auditors terms of

PROPOSAL #7.O.1: Authorize the Director to place, but        ISSUER            YES             FOR                  FOR

 unissued, ordinary shares in the capital of the

Nedbank Group under the control of the Directors to

allot and issue these shares on such terms and

conditions and at such times as they deem fit,

subject to the provisions of the Companies Act, 61 of

 1973, as amended the banks Act, 94 of 1990, as

amended, and the JSE limited listing requirements;

the issuing of shares granted under this authority

will be limited to Nedbank Group's existing

contractual obligations to issue shares, including

for the purposes of Nedbank Group's BEE transaction

approved in 2005 and the NedNambia BEE transaction

approved in 2006, any scrip dividend and/or

capitalization share award, and shares required to be

 issued for the purpose of carrying out the terms of

PROPOSAL #8.O.2: Amend the existing rules of the                ISSUER            YES             FOR                  FOR

Nedbank Group [2005] share option, matched share and

restricted share scheme be rescinded and replaced

with the revised rules of the Nedbank Group [2005]

share option, matched share and restricted share

scheme, a copy of which rules has been signed by the

Chairman for the purposes of identification and is

tabled at the meeting

PROPOSAL #9.O.3: Amend the existing rules of the                ISSUER            YES             FOR                  FOR

NedNamibia Holdings long term incentive scheme be

rescinded and replaced with the revised rules of the

NedNamibia Holdings long term incentive scheme, a

copy of which rules has been signed by the Chairman

for purposes of identification and is tabled at the

PROPOSAL #10.O4: Appoint the members of the Nedbank          ISSUER            YES             FOR                  FOR

Group Audit Committee in accordance with the

recommendation of King III; the membership as

proposed by the Board of Directors is Mr. CJW Ball

[Chairman], Ms. TCP Chikane, Mr. PJ Moleketi, Ms.

Mnxasana and Mr. MI Wyman, all of whom are

independent non-executive Directors

PROPOSAL #11.O5: Approve a non-binding advisory vote,        ISSUER            YES             FOR                  FOR

 the Company's remuneration policy and its

implementation, as set out in the remuneration report

 contained in the annual financial statements

PROPOSAL #12.O6: Approve the remuneration paid to              ISSUER            YES             FOR                  FOR

executive Directors in accordance with the Company's

remuneration policy, as set out in the remuneration

report contained in the annual financial statements

PROPOSAL #13.O7: Approve the Non-Executive Directors'        ISSUER            YES             FOR                  FOR

 fees as specified

PROPOSAL #14.S1: Authorize the Company, in terms of a        ISSUER            YES             FOR                  FOR

 general authority contemplated in Sections 85(2),

85(3) and 89 of the Companies Act, 61 of 1973, as

amended (the Act), to acquire the Company's issued

shares from time to time on such terms and conditions

 and in such amounts as the Directors of the Company

may from time to time decide, but always subject to

the approval, to the extent required, of the

Registrar of Banks, the provisions of the Act, the

Banks Act, 94 of 1990, as amended, and the JSE

Limited (the JSE) Listings Requirements, subject to

the following limitations, this general authority

shall be valid only until the Company's next AGM,

provided that it shall not extend beyond 15 months

from the date of the passing of this special

resolution and the acquisitions of ordinary shares in

 the aggregate in any 1 FY shall not exceed 10 % of

the Company's issued ordinary share capital of that

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEPTUNE ORIENT LINES LTD

  TICKER:                  N/A                 CUSIP:   V67005120

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and Accounts for the FYE 25 DEC 2009 and the

Auditors' report thereon

PROPOSAL #2: Approve the payments to Non-Executive            ISSUER            YES             FOR                  FOR

Directors of up to SGD 1,750,000 as Directors' fees

for the FYE 25 DEC 2009  FY 2009: up to SGD1,750,000

PROPOSAL #3: Re-elect Mr. Simon Claude Israel as a            ISSUER            YES             FOR                  FOR

Director who retires by rotation, pursuant to Article

 97 of the Company's Articles of Association

PROPOSAL #4: Re-elect Mr. Cheng Wai Keung as a                   ISSUER            YES             FOR                  FOR

Director who retires by rotation, pursuant to Article

 97 of the Company's Articles of Association

PROPOSAL #5: Re-elect Mr. Christopher Lau Loke Sam           ISSUER            YES             FOR                  FOR

Independent Member of the Audit Committee  as a

Director who retires by rotation, pursuant to Article

 97 of the Company's Articles of Association

PROPOSAL #6: Re-elect Mr. Robert J Herbold as a                 ISSUER            YES             FOR                  FOR

Director who retires by rotation, pursuant to Article

 102 of the Company's Articles of Association

PROPOSAL #7: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Company's Auditors and authorize the Directors to fix

 their remuneration

PROPOSAL #8: Approve to renew the Mandate for                     ISSUER            YES             FOR                  FOR

Directors to allot and issue shares subject to

limits, as specified

PROPOSAL #9: Authorize the Directors to offer and              ISSUER            YES         AGAINST           AGAINST

grant options and/or awards, and to allot and issue

shares, pursuant to the provisions of the NOL Share

Option Plan and the NOL Performance Share Plan 2004,

subject to limits as specified

PROPOSAL #10: Approve the renewal of the Share                   ISSUER            YES             FOR                  FOR

Purchase Mandate

PROPOSAL #11: Approve the renewal of the Mandate for         ISSUER            YES             FOR                  FOR

Interested Person Transactions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NESTE OIL OYJ

  TICKER:                  N/A                 CUSIP:   X5688A109

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Matters of order for the meeting                    ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of the examiners of the                   ISSUER             NO              N/A                  N/A

minutes and the persons to supervise the counting of

PROPOSAL #4.: Recording that the meeting is competent        ISSUER             NO              N/A                  N/A

 and forms a quorum

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the voting list

PROPOSAL #6.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements for the year 2009, including the

consolidated financial statements, and the review by

the Board of Directors, the Auditor's report, and the

 Statement of the Supervisory Board

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve to pay dividend of EUR 0.25 per        ISSUER            YES             FOR                  FOR

 share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDERS' PROPOSAL: approve to abolish the

Supervisory Board

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #12.: Approve the number of Members of the          ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #13.: Re-elect Heidi Hautala, Kimmo                       ISSUER            YES             FOR                  FOR

Tiilikainen, Esko Ahonen, Timo Heinonen, Markus

Mustajarvi and Anne-Mari Virolainen as the Members of

 the Supervisory Board to sit until the closing of

the next AGM and election of Miapetra Kumpula-Natri

as a new Member and Ms. Heidi Hautala shall continue

as Chairman and Mr. Kimmo Tiilikainen shall continue

as Vice Chairman

PROPOSAL #14.: Approve the remuneration of Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #15.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Re-elect Messrs. T. Peltola, M. Von            ISSUER            YES             FOR                  FOR

Frenckell, M. Boersma, A. Haarla, N. Linander, H.

Ryopponen and M. Tapio as the Board Members and

election of M. L. Friman as a new Board Member

PROPOSAL #17.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #18.: Elect the Auditor                                            ISSUER            YES             FOR                  FOR

PROPOSAL #19.: Amend the Article of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #20.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDERS' PROPOSAL: appoint the Nomination

Committee

PROPOSAL #21.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDERS' PROPOSAL: approve to abandon the use of

 palm oil

PROPOSAL #22.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NESTLE INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y6268T111

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the balance sheet as          ISSUER            YES             FOR                  FOR

at 31 DEC 2009 and the profit and loss account for

the YE on that date together with the reports of the

Directors' and Auditors' thereon

PROPOSAL #2: Declare the final dividend and confirm          ISSUER            YES             FOR                  FOR

the two interim dividends of INR 9.00 and INR .27.00

per equity share, already paid for the YE 31 DEC 2009

PROPOSAL #3: Re-appoint Mr. Ravinder Narain as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4: Appointment of M/s A.F. Ferguson &                 ISSUER            YES             FOR                  FOR

Company, Chartered Accountants, New Delhi

PROPOSAL #5: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES             FOR               AGAINST

PROPOSAL: approve, pursuant to the provisional of

section 198, 269, 309 and other applicable provisions

 if any, of the Companies Act 1956  including any

statutory modification(s) or re-enactment thereof,

for the time being in force  read with Schedule XIII

to the Companies Act, 1956, as amended, the Company

hereby accords its approval to the appointment of Mr.

 Antonio Helio Waszyk as the Managing Director of the

 Company for a period of 5 years effective 22 OCT

2009 on the terms and conditions of appointment and

remuneration as contained in the draft agreement,

CONTD..

PROPOSAL #S.6: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER            YES             FOR               AGAINST

 PROPOSAL: amend, pursuant to the provisions of

Section 31 of the Companies Act, 1956, the Article

127 of the Articles of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NESTLE S A

  TICKER:                  N/A                 CUSIP:   H57312649

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the Annual Report, the                     ISSUER            YES             FOR                  FOR

financial statements of Nestle S.A. and the

consolidated financial statements of the Nestle Group

 for 2009

PROPOSAL #1.2: Approve the acceptance of the                       ISSUER            YES             FOR                  FOR

compensation report 2009

PROPOSAL #2.: Approve to release the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and of the Management

PROPOSAL #3.: Approve the appropriation of profits            ISSUER            YES             FOR                  FOR

resulting from the balance sheet of Nestle S.A

Retained earnings as specified provided that the

proposal of the Board of Directors is approved, the

gross dividend will amount to CHF 1.60 per share,

representing a net amount of CHF 1.04 per share after

 payment of the Swiss withholding tax of 35% the last

 trading day with entitlement to receive the dividend

 is 16 APR 2010, the shares will be traded ex

dividend as of 19 APR 2010, the net dividend will be

payable as from 22 APR 2010

PROPOSAL #4.1.1: Re-elections of Mr. Peter Brabeck-           ISSUER            YES             FOR                  FOR

Letmathe to the Board of Directors for a term of 3

years

PROPOSAL #4.1.2: Re-elections of Mr. Steven G. Hoch,         ISSUER            YES             FOR                  FOR

to the Board of Directors for a term of 3 years

PROPOSAL #4.1.3: Re-elections of Mr.Andre Kudelski to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.1.4: Re-elections of Mr.Jean-Rene Fourtou        ISSUER            YES             FOR                  FOR

 to the Board of Directors for a term of 2 years

PROPOSAL #4.2.1: Elections of Mrs. Titia de Lange to         ISSUER            YES             FOR                  FOR

the Board of Directors for a term of 3 years

PROPOSAL #4.2.2: Elections of Mr. Jean-Pierre Roth to        ISSUER            YES             FOR                  FOR

 the Board of Directors for a term of 3 years

PROPOSAL #4.3: Re-election of KPMG S.A., Geneva                 ISSUER            YES             FOR                  FOR

branch for a term of 1year

PROPOSAL #5.: Approve the cancellation of 185,000.000        ISSUER            YES             FOR                  FOR

 shares repurchased under the share buy-back

programme, and reduction of share capital by CHF

18,500.000, and amend the Article 3 of the Articles

of Association as specified

PROPOSAL #6.: Amend the New Article 4 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NET SERVICOS DE COMUNICACAO  S A

  TICKER:                  N/A                 CUSIP:   P7161A100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To take knowledge of the Directors                 ISSUER             NO              N/A                  N/A

accounts and the Company's consolidated financial

statements for the FYE 31 DEC 2009

PROPOSAL #2: To Destination of the YE results of 2009        ISSUER             NO              N/A                  N/A

 and the distribution of dividends

PROPOSAL #3: Election of the Members of the Board of         ISSUER            YES         AGAINST           AGAINST

Directors and set their remuneration

PROPOSAL #4: Election of the Members of the finance          ISSUER            YES             FOR                  FOR

committee and set their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NETAPP, INC

  TICKER:                  NTAP               CUSIP:   64110D104

  MEETING DATE:      10/14/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DANIEL J. WARMENHOVEN                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD T. VALENTINE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFRY R. ALLEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN L. EARHART                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS GEORGENS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK LESLIE                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NICHOLAS G. MOORE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE T. SHAHEEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT T. WALL                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE 1999              ISSUER            YES             FOR                  FOR

STOCK OPTION PLAN TO MODIFY THE NUMBER OF SHARES OF

COMPANY COMMON STOCK (SHARES) THAT MAY BE ISSUED

PURSUANT TO AWARDS UNDER THE STOCK ISSUANCE AND

PERFORMANCE SHARE AND PERFORMANCE UNIT PROGRAMS.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE                       ISSUER            YES             FOR                  FOR

AUTOMATIC OPTION GRANT PROGRAM CONTAINED IN THE 1999

STOCK OPTION PLAN SO THAT A NONEMPLOYEE DIRECTOR MAY

ELECT TO RECEIVE HIS OR HER AUTOMATIC EQUITY GRANTS

IN THE FORM OF ALL STOCK OPTIONS OR IN A COMBINATION

OF STOCK OPTIONS AND RESTRICTED STOCK UNITS.

PROPOSAL #04: TO APPROVE AN AMENDMENT TO THE EMPLOYEE        ISSUER            YES             FOR                  FOR

 STOCK PURCHASE PLAN TO INCREASE THE SHARE RESERVE

UNDER THE PURCHASE PLAN BY AN ADDITIONAL 6,700,000

SHARES OF COMMON STOCK.

PROPOSAL #05: TO APPROVE AN AMENDMENT AND RESTATEMENT        ISSUER            YES             FOR                  FOR

 OF THE EXECUTIVE COMPENSATION PLAN TO PROVIDE THE

PLAN ADMINISTRATOR WITH DISCRETION TO DETERMINE THE

LENGTH OF ANY PERFORMANCE PERIOD UNDER THE

COMPENSATION PLAN AND TO LIMIT THE MAXIMUM AWARD THAT

 ANY PARTICIPANT MAY RECEIVE PURSUANT TO THE

COMPENSATION PLAN TO $5,000,000 IN ANY FISCAL YEAR.

PROPOSAL #06: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS OUR INDEPENDENT AUDITORS OF THE

COMPANY FOR THE FISCAL YEAR ENDING APRIL 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NETCARE LTD

  TICKER:                  N/A                 CUSIP:   S5510Z104

  MEETING DATE:      9/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #S.2: Grant specific authority to repurchase        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #O.1: Approve the placement of 10% of                   ISSUER            YES             FOR                  FOR

authorized but unissued shares under the Directors'

control

PROPOSAL #O.2: Grant authority to make and implement         ISSUER            YES             FOR                  FOR

the Odd Lot Offer

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NETCARE LTD

  TICKER:                  N/A                 CUSIP:   S5510Z104

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the Executive Directors                       ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #3: Approve the Non-Executive Directors fees        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve the consulting services for the         ISSUER            YES         AGAINST           AGAINST

Non-Executive Directors

PROPOSAL #5.1: Re-appoint V.E. Firman as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.2: Re-appoint A.P.H. Jammine as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5.3: Re-appoint V.L.J. Litlhakanyane as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.4: Re-appoint K.D. Moroka as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.5: Re-appoint A.A. Ngcaba as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Grant authority to place shares under            ISSUER            YES             FOR                  FOR

the control of the Directors

PROPOSAL #7: Grant authority to issue shares for cash        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the reduction in capital                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Amend the Share Incentive Scheme                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.1: Grant authority to repurchase shares           ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the signature of documents                ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEW HOPE CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Q66635105

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements of New        ISSUER             NO              N/A                  N/A

 Hope Corporation Limited and Controlled Entities,

including the Directors' Report and the Auditor's

Report in respect of the YE 31 JUL 2009

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

FYE 31 JUL 2009 as set out in the Directors' annual

report and financial statements

PROPOSAL #3.a: Re-elect Mr. P. R. Robinson as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Company's Constitution

PROPOSAL #3.b: Re-elect Mr. W. H. Grant as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in accordance with the

Company's Constitution

PROPOSAL #3.c: Approve, in accordance with Section            ISSUER            YES             FOR                  FOR

201H[3] of the Corporations Act 2001, to confirm the

appointment of Mr. R.C. Neale as a Director of the

Company who was appointed by the other Directors as a

 Director on 14 NOV 2008

PROPOSAL #3.d: Re-elect, in the event that Resolution        ISSUER            YES             FOR                  FOR

 3C is passed, Mr. R.C. Neale as a Director of the

Company, who retires in accordance with the Company's

 Constitution

PROPOSAL #4.: Approve, in accordance with the Listing        ISSUER            YES             FOR                  FOR

 Rule 10.17, to increase the maximum aggregate

remuneration payable by New Hope to the Non-Executive

 Directors of the Company for their services by AUD

500,000 per annum to AUD 1,000,000 per annum

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEW WORLD CHINA LAND LTD NWCL

  TICKER:                  N/A                 CUSIP:   G6493A101

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the master service agreement              ISSUER            YES             FOR                  FOR

dated 30 APR 2010 entered into between the Company

and New World Development Company Limited

PROPOSAL #2: Re-elect Miss Cheng Chi-man, Sonia as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3: Re-elect Mr. Cheng Chi-him, Conrad as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEW WORLD CHINA LAND LTD NWCL, GEORGE TOWN

  TICKER:                  N/A                 CUSIP:   G6493A101

  MEETING DATE:      12/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited Financial                        ISSUER            YES             FOR                  FOR

Statements and the reports of the Directors and

Auditor for the YE 30 JUN 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-elect Mr. Cheng Kar-shing, Peter as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #3.B: Re-elect Mr. Fong Shing-kwong, Michael        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.C: Re-elect Ms. Ngan Man-ying, Lynda as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.D: Re-elect Mr. Cheng Wai-chee,                        ISSUER            YES             FOR                  FOR

Christopher as a Director

PROPOSAL #3.E: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers as            ISSUER            YES             FOR                  FOR

the Auditors and authorize the Board of Directors to

fix their remuneration

PROPOSAL #5.1: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to allot and issue additional shares in the capital

of the Company and to make or grant offers,

agreements and options during and after the relevant

period, not exceeding 20% of the aggregate nominal

amount of the issued share capital of the Company in

issue as at the date of passing of this resolution

otherwise than pursuant to: i) a Rights issue [as

specified]; ii) an issue of shares as scrip dividends

 pursuant to the Articles of Association of the

Company from time to time; iii) an issue of shares

under any option scheme or similar arrangement for

the time being adopted for the grant or issue to

employees of the Company and/or any of its

subsidiaries of shares or rights to acquire shares of

 the Company; or iv) an issue of shares upon

conversion by the bondholders of their bonds into

shares of the Company in accordance with the terms

and conditions of an issue of convertible guaranteed

bonds by the Company or a special purpose subsidiary

wholly owned by the Company; [Authority expires the

earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by applicable

PROPOSAL #5.2: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to repurchase issued shares in the capital of the

Company during the relevant period, on The Stock

Exchange of Hong Kong Limited [Stock Exchange] or any

 other stock exchange on which the shares of the

Company may be listed and which recognized by the

Securities and Futures Commission and the Stock

Exchange for such purpose, subject to and in

accordance with Cayman Islands Law and all applicable

 laws and/or the Rules Governing the Listing of

Securities on the Stock Exchange or the rules of any

other stock exchange or rules of any other stock

exchange as amended from time to time, not exceeding

10% of the aggregate nominal amount of the issued

share capital of the Company in issue as at the date

of this resolution; [Authority expires the earlier of

 the conclusion of the next AGM of the Company or the

 expiration of the period within which the next AGM

of the Company is required by applicable law or the

Articles of Association of the Company to be held]

PROPOSAL #5.3: Approve, conditional upon the passing         ISSUER            YES         AGAINST           AGAINST

of Ordinary Resolutions 5.1 and 5.2, to extend the

general unconditional mandate granted to the

Directors of the Company pursuant to Ordinary

Resolution 5.1 as specified to the aggregate nominal

value of the share capital of the Company which may

be allotted or agreed to be allotted by the Directors

 pursuant to such general mandate of an amount

representing the aggregate nominal value of the

shares repurchased by the Company pursuant to the

authority to repurchase shares granted pursuant to

Ordinary Resolution 5.2 as specified and such

extended amount shall not exceed 10% of the aggregate

 nominal value of share capital of the Company in

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEW WORLD DEVELOPMENT CO LTD

  TICKER:                  N/A                 CUSIP:   Y63084126

  MEETING DATE:      12/9/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited statement of accounts        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and the Independent

 Auditors for the YE 30 JUN 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect Dr. Cheng Kar-Shun, Henry as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.2: Re-elect Dr. Cha Mou-Sing, Payson as a        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #3.3: Re-elect Mr. Cheng Kar-Shing, Peter as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.4: Re-elect Mr. Leung Chi-Kin, Stewart as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #3.5: Re-elect Mr. Chow Kwai-Cheung as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.6: Re-elect Ms. Ki Man-Fung, Leonie as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4.: Re-appoint the Joint Auditors and                 ISSUER            YES             FOR                  FOR

authorize the Board of Directors to fix their

remuneration

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to repurchase shares of HKD 1.00 each in the capital

 of the Company, during the relevant period, on The

Stock Exchange of Hong Kong Limited [Stock Exchange]

or any other stock exchange on which the securities

of the Company may be listed and recognized by the

Securities and Futures Commission of the Hong Kong

and the Stock Exchange on share repurchases for such

purposes, subject to and in connection with all

applicable laws and the requirements of the Rules

Governing the Listing of Securities on the Stock

Exchange or of any other Stock Exchange as amended

from time to time, not exceeding 10% of the aggregate

 nominal amount of the issued share capital of the

Company; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by Law to be held]

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 pursuant to Section 57B of the Companies Ordinance,

to allot, issue and deal with additional shares of

HKD 1.00 each in the capital of the Company and to

make or grant offers, agreements and options

[including bonds, warrants and debentures convertible

 into shares of the Company] during and after the

relevant period, not exceeding 20% of the aggregate

nominal amount of the issued share capital of the

Company, otherwise than pursuant to i) a rights

issue; or ii) an issue of shares as scrip dividends

pursuant to the Articles of the Association of the

Company from time to time; or iii) an issue of shares

 under any option scheme or similar arrangement for

the time being adopted for the grant or issue to the

employees of the Company and/or any of its

subsidiaries of shares or rights to acquire shares of

 the Company; or iv) an issue of shares upon

conversion by the bondholders of their bonds into

shares of the Company in accordance with the terms

and conditions of an issue of convertible guaranteed

bonds by a special purpose subsidiary wholly owned by

 the Company; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

PROPOSAL #7.: Approve, subject to the passing of                ISSUER            YES         AGAINST           AGAINST

Resolutions 5 and 6 as specified, to extend the

general mandate granted to the Directors, to allot,

issue and deal with the additional shares pursuant to

 Resolution 6 as specified, by the addition thereto

of an amount representing the aggregate nominal

amount of the shares in the capital of the Company

repurchased by the Company under authority granted

pursuant to Resolution 5, provided that such amount

does not exceed 10% of the aggregate nominal amount

of the issued share capital of the Company at the

date of passing this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEW YORK COMMUNITY BANCORP, INC.

  TICKER:                  NYB                 CUSIP:   649445103

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DONALD M. BLAKE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. LEVINE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GUY V. MOLINARI                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN M. TSIMBINOS                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF NEW YORK COMMUNITY BANCORP, INC.

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEWCREST MNG LTD

  TICKER:                  N/A                 CUSIP:   Q6651B114

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the              ISSUER             NO              N/A                  N/A

Company and its controlled entities for the YE 30 JUN

 2009 and the reports of the Directors and the

Auditors thereon

PROPOSAL #2.: Elect Mr. Vince Gauci as a Director, in        ISSUER            YES             FOR                  FOR

 accordance with Rule 57 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES         AGAINST           AGAINST

Company [included in the report of the Directors] for

 the YE 30 JUN 2009

PROPOSAL #4.: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEWELL RUBBERMAID INC.

  TICKER:                  NWL                 CUSIP:   651229106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SCOTT S. COWEN             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CYNTHIA A.                   ISSUER            YES             FOR                  FOR

MONTGOMERY

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL B. POLK           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MICHAEL A. TODMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE THE NEWELL RUBBERMAID INC. 2010        ISSUER            YES             FOR                  FOR

 STOCK PLAN.

PROPOSAL #03: RATIFY THE APPOINTMENT OF ERNST & YOUNG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEWFIELD EXPLORATION COMPANY

  TICKER:                  NFX                 CUSIP:   651290108

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LEE K. BOOTHBY             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: PHILIP J.                     ISSUER            YES             FOR                  FOR

BURGUIERES

PROPOSAL #1C: ELECTION OF DIRECTOR: PAMELA J. GARDNER        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN RANDOLPH              ISSUER            YES             FOR                  FOR

KEMP III

PROPOSAL #1E: ELECTION OF DIRECTOR: J. MICHAEL LACEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOSEPH H.                     ISSUER            YES             FOR                  FOR

NETHERLAND

PROPOSAL #1G: ELECTION OF DIRECTOR: HOWARD H. NEWMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS G. RICKS           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JUANITA F. ROMANS        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: C.E. (CHUCK)                ISSUER            YES             FOR                  FOR

SHULTZ

PROPOSAL #1K: ELECTION OF DIRECTOR: J. TERRY STRANGE         ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE THE NEWFIELD                   ISSUER            YES             FOR                  FOR

EXPLORATION COMPANY 2010 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP, INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM, AS INDEPENDENT AUDITORS FOR

THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEWMONT MINING CORPORATION

  TICKER:                  NEM                 CUSIP:   651639106

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: G.A. BARTON                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V.A. CALARCO                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.A. CARRABBA                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N. DOYLE                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V.M. HAGEN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.S. HAMSON                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.T. O'BRIEN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.B. PRESCOTT                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.C. ROTH                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.V. TARANIK                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.R. THOMPSON                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE AUDIT COMMITTEE'S                          ISSUER            YES             FOR                  FOR

APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS

NEWMONT'S INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: CONSIDER AND ACT UPON A STOCKHOLDER          SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL REGARDING SPECIAL MEETINGS, AS SET FORTH IN

THE ACCOMPANYING PROXY STATEMENT, IF PROPERLY

INTRODUCED AT THE MEETING.

PROPOSAL #04: CONSIDER AND ACT UPON A STOCKHOLDER          SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL TO APPROVE MAJORITY VOTING FOR THE ELECTION

OF DIRECTORS IN A NON-CONTESTED ELECTION, AS SET

FORTH IN THE ACCOMPANYING PROXY STATEMENT, IF

PROPERLY INTRODUCED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEWS CORPORATION

  TICKER:                  NWS                 CUSIP:   65248E203

  MEETING DATE:      10/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOSE MARIA AZNAR         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: NATALIE BANCROFT         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PETER L. BARNES           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CHASE CAREY                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: KENNETH E. COWLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DAVID F. DEVOE             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: VIET DINH                      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: SIR RODERICK I.          ISSUER            YES             FOR                  FOR

EDDINGTON

PROPOSAL #1I: ELECTION OF DIRECTOR: MARK HURD                      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ANDREW S.B. KNIGHT      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JAMES R. MURDOCH         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: K. RUPERT MURDOCH        ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: LACHLAN K. MURDOCH      ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: THOMAS J. PERKINS        ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: ARTHUR M. SISKIND        ISSUER            YES             FOR                  FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: JOHN L. THORNTON         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF ERNST & YOUNG LLP AS            ISSUER            YES             FOR                  FOR

THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEXEN INC

  TICKER:                  N/A                 CUSIP:   65334H102

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of W.B. Berry as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of R.G. Bertram as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of D.G. Flanagan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of S.B. Jackson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Election of K.J. Jenkins as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of A.A. McLellan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of E.P. Newell as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Election of T.C. O'Neill as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of M.F. Romanow as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of F.M. Saville as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Election of J.M. Willson as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Election of V.J. Zaleschuk as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appoint Deloitte & Touche LLp as the              ISSUER            YES             FOR                  FOR

Independent Auditors for 2010

PROPOSAL #3: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEXT PLC

  TICKER:                  N/A                 CUSIP:   G6500M106

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the accounts and reports of the            ISSUER            YES             FOR                  FOR

Directors and Auditors

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a final ordinary dividend of 47p        ISSUER            YES             FOR                  FOR

 per share

PROPOSAL #4: Re-elect Steve Barber as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect David Keens as a Director                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appoint Ernst and Young as the                   ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to set their

remuneration

PROPOSAL #7: Approve the next 2010 Share Matching Plan      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Grant authority to allot shares                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.9: Grant authority to disappy pre-emption        ISSUER            YES             FOR                  FOR

 rights

PROPOSAL #S.10: Grant authority for on-market                     ISSUER            YES             FOR                  FOR

purchase of own shares

PROPOSAL #S.11: Grant authority to enter into                     ISSUER            YES             FOR                  FOR

programme agreements with each of Goldman Sachs

International, UBS AG, Deutsche Bank AG and Barclays

Bank PLC

PROPOSAL #S.12: Approve and adopt the new Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #S.13: Grant authority to the calling of              ISSUER            YES             FOR                  FOR

general meetings  other than AGMs  on 14 clear days'

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NEYVELI LIGNITE CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y6345K117

  MEETING DATE:      9/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

profit and loss account for the YE 31 MAR 2009 and

the balance sheet as on that date together with the

report of the Board of Directors and the Auditors

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri. J.N. Prasanna Kumar as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. Ravindra Sharma as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri. P.K. Choudhury as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Prof. S. Sadagopan as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint Dr. Krishna Kumar as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #8.: Appoint Dr. Rajiv Sharma as a Director         ISSUER            YES             FOR                  FOR

of the Company, who is liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NGK INSULATORS,LTD.

  TICKER:                  N/A                 CUSIP:   J49076110

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NGK SPARK PLUG CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J49119100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NHK SPRING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J49162126

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #5: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #6: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NHN CORP, SONGNAM

  TICKER:                  N/A                 CUSIP:   Y6347M103

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 11th financial statement and        ISSUER            YES         AGAINST           AGAINST

 the proposed disposition of retained earning

PROPOSAL #2: Election of Hyunsoon Do as a External            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Election of Hyunsoon Do as a Member of          ISSUER            YES             FOR                  FOR

Audit Committee

PROPOSAL #4: Approve the remuneration limit for the          ISSUER            YES         AGAINST           AGAINST

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NICE SYSTEMS LTD, RAANANA

  TICKER:                  N/A                 CUSIP:   M7494X101

  MEETING DATE:      7/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Elect Ron Gutler as a Member to the            ISSUER            YES             FOR                  FOR

Board of Directors of the Company until the next AGM

of the Company, effective immediately

PROPOSAL #1.B: Elect Joseph Atsmon as a Member to the        ISSUER            YES             FOR                  FOR

 Board of Directors of the Company until the next AGM

 of the Company, effective immediately

PROPOSAL #1.C: Elect Rimon Ben-Shaoul as a Member to         ISSUER            YES             FOR                  FOR

the Board of Directors of the Company until the next

AGM of the Company, effective immediately

PROPOSAL #1.D: Elect Yoseph Dauber as a Member to the        ISSUER            YES             FOR                  FOR

 Board of Directors of the Company until the next AGM

 of the Company, effective immediately

PROPOSAL #1.E: Elect John Hughes as a Member to the          ISSUER            YES             FOR                  FOR

Board of Directors of the Company until the next AGM

of the Company, effective immediately

PROPOSAL #1.F: Elect David Kostman as a Member to the        ISSUER            YES             FOR                  FOR

 Board of Directors of the Company until the next AGM

 of the Company, effective immediately

PROPOSAL #2.: Re-appoint Kost Forer Gabbay &                       ISSUER            YES             FOR                  FOR

Kasierer, CPA, a Member of Ernst & Young Global, as

the Company's Independent Auditors until the next AGM

 of the Company and authorize the Board of Directors

of the Company to fix their compensation in

accordance with the amount and nature of their

services, or to delegate such power to the Audit

Committee of the Company

PROPOSAL #3.: Approve the Company's audited annual            ISSUER             NO              N/A                  N/A

financial statements for the YE 31 DEC 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NICE SYSTEMS LTD, RAANANA

  TICKER:                  N/A                 CUSIP:   M7494X101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appointment of R. Gutler as a                       ISSUER            YES             FOR                  FOR

officiating Director

PROPOSAL #1.2: Appointment of J. Atsmon as a                       ISSUER            YES             FOR                  FOR

officiating Director

PROPOSAL #1.3: Appointment of R. Ben-Shaul as a                 ISSUER            YES             FOR                  FOR

officiating Director

PROPOSAL #1.4: Appointment of J. Hughes as a                       ISSUER            YES             FOR                  FOR

officiating Director

PROPOSAL #1.5: Appointment of D. Kostman as a                     ISSUER            YES             FOR                  FOR

officiating Director

PROPOSAL #1.6: Appointment of J. Dauber as a                       ISSUER            YES             FOR                  FOR

officiating Director

PROPOSAL #2.1: Appointment of D. Falk as an External         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Appointment of Y. Dvir as an External         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Approve the annual issue during 4 years        ISSUER            YES         AGAINST           AGAINST

 of options with an exercise price equal to the

closing price on the day of issue, as Chairman -

22,500, Vice Chairman - 15,000, each Director - 7,500

PROPOSAL #4.: Approve to increase the special annual         ISSUER            YES             FOR                  FOR

payment to the Chairman to NIS 480,000

PROPOSAL #5.a: Approve the manner for submission of          ISSUER            YES             FOR                  FOR

Shareholders' request for inclusion of matters on the

 agenda of general meetings

PROPOSAL #5.b: Approve the authority to appoint more         ISSUER            YES             FOR                  FOR

than 2 External Directors

PROPOSAL #6.: Approve the text of D and O indemnity          ISSUER            YES             FOR                  FOR

undertaking [limited to 25% of shareholders' equity]

PROPOSAL #7.: Re-appointment of Accountant Auditors          ISSUER            YES             FOR                  FOR

and authorize the Board to determine their fees

PROPOSAL #8.: Approve the discussion of the financial        ISSUER            YES             FOR                  FOR

 statements and Directors' report for the year 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NICHIREI CORPORATION

  TICKER:                  N/A                 CUSIP:   J49764145

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Approve Continuation to entrust to                ISSUER            YES         AGAINST           AGAINST

board of directors on gratis allotment of stock

acquisition rights (Takeover Defensive Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIDEC CORPORATION

  TICKER:                  N/A                 CUSIP:   J52968104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIDEC SANKYO CORPORATION

  TICKER:                  N/A                 CUSIP:   J5296N101

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Adopt Reduction of            ISSUER            YES             FOR                  FOR

Liability System for Outside Directors

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NII HOLDINGS, INC.

  TICKER:                  NIHD               CUSIP:   62913F201

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEVEN P. DUSSEK                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD GUTHRIE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN M. SHINDLER                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS         ISSUER            YES             FOR                  FOR

LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2010.

PROPOSAL #03: AMENDMENT OF 2004 INCENTIVE                            ISSUER            YES         AGAINST           AGAINST

COMPENSATION PLAN TO INCREASE AUTHORIZED SHARES

AVAILABLE FOR ISSUANCE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIKE, INC.

  TICKER:                  NKE                 CUSIP:   654106103

  MEETING DATE:      9/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JILL K. CONWAY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN B. GRAF, JR.                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. LECHLEITER                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE NIKE,            ISSUER            YES             FOR                  FOR

INC. EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIKON CORPORATION

  TICKER:                  N/A                 CUSIP:   654111103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Provision of Retirement                     ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Directors

PROPOSAL #4.: Amount and Details of Compensation                ISSUER            YES             FOR                  FOR

Concerning Stock Acquisition Rights as Stock

Compensation-type Stock Options for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NINE DRAGONS PAPER HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G65318100

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Independent Auditors for the YE 30 JUN 2009

PROPOSAL #2.: Declare the final dividend for the YE          ISSUER            YES             FOR                  FOR

30 JUN 2009

PROPOSAL #3.A.1: Re-elect Ms. Cheung Yan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.A.2: Re-elect Mr. Liu Ming Chung as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A.3: Re-elect Mr. Zhang Cheng Fei as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A.4: Re-elect Mr. Zhang Yuanfu as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A.5: Re-elect Mr. Lau Chun Shun as a                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.A.6: Re-elect Ms. Gao Jing as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.A.7: Re-elect Ms. Tam Wai Chu, Maria as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.A.8: Re-elect Mr. Chung Shui Ming,                   ISSUER            YES             FOR                  FOR

Timpson as a Director

PROPOSAL #3.A.9: Re-elect Dr. Cheng Chi Pang as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.A10: Re-elect Mr. Wang Hong Bo as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Approve to fix the Directors'                       ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #4.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Board of Directors to fix the Auditor's

remuneration

PROPOSAL #5.A: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company, to allot, issue and deal with additional

shares in the capital of the Company and to make or

grant offers, agreements and options [including

warrants, bonds, and debentures convertible into

shares of the Company] which would require the

exercise of such powers, subject to and in accordance

 with all applicable Laws and the Bye-Laws of the

Company during and after the relevant period, not

exceeding the aggregate of 20% of the aggregate

nominal amount of the ordinary share capital of the

Company in issue on the date of passing this

resolution and the said approval shall be limited

accordingly, otherwise than pursuant to: a rights

issue [as specified] or upon the exercise of rights

of subscription or conversion under the outstanding

warrants to subscribe for shares of the Company or

any securities which are convertible into shares of

the Company or any share option scheme of the Company

 or any scrip dividend in lieu of the whole or part

of a dividend on shares of the Company; and

[Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM of the Company is

required by the Bye Laws of the Company or any

PROPOSAL #5.B: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to repurchase issued shares in the capital

of the Company on The Stock Exchange of Hong Kong

Limited [the Stock Exchange] or any other stock

exchange on which the securities of the Company may

be listed and recognized by the Securities and

Futures Commission and the Stock Exchange for the

purpose, subject to and in accordance with all

applicable laws and the requirements of the Stock

Exchange as amended from time to time during the

relevant period, not exceeding 10% of the aggregate

nominal amount of the ordinary share capital of the

Company in issue on the date of this resolution and

the said approval shall be limited accordingly; and

[Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM of the Company is

required by the Bye Laws of the Company or any

PROPOSAL #5.C: Approve, conditional upon Resolution          ISSUER            YES         AGAINST           AGAINST

number 5.A and 5.B as specified being passed, the

aggregate nominal amount of the issued ordinary

shares in the capital of the Company which are

repurchased by the Company under the authority

granted to the Directors of the Company pursuant to

and in accordance with the said Resolution number 5.B

 shall be added to the aggregate nominal amount of

the ordinary share capital that may be allotted,

issued and dealt with or agreed conditionally or

unconditionally to be allotted, issued and dealt by

the Directors of the Company pursuant to and in

accordance with the Resolution number 5.A as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NINTENDO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J51699106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON ELECTRIC GLASS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J53247110

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Allow Use of                     ISSUER            YES             FOR                  FOR

Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON EXPRESS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J53376117

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to  Directors      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON KAYAKU CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J54236112

  MEETING DATE:      8/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                   ISSUER            YES             FOR                  FOR

Revisions Related to Dematerialization of Shares and

the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON MEAT PACKERS,INC.

  TICKER:                  N/A                 CUSIP:   J54752142

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Adopt Restriction to         ISSUER            YES             FOR                  FOR

the Rights for Odd-Lot Shares, Allow Use of Treasury

Shares for Odd-Lot Purchases, Chairperson to Convene

and Chair a Shareholders Meeting

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON MINING HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J54824107

  MEETING DATE:      1/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of Share Transfer Plan                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend Articles to: Delete the Articles         ISSUER            YES             FOR                  FOR

Related to Record Dates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON OIL CORPORATION

  TICKER:                  N/A                 CUSIP:   J5484F100

  MEETING DATE:      1/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of Share Transfer Plan                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend Articles to: Delete the Articles         ISSUER            YES             FOR                  FOR

Related to Record Dates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON PAINT CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J55053128

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON PAPER GROUP, INC.

  TICKER:                  N/A                 CUSIP:   J56354103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON SHEET GLASS COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J55655120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON SHOKUBAI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J55806103

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Allow Use of                       ISSUER            YES             FOR                  FOR

Electronic Systems for Public Notifications, Reduce

Board Size to, Adopt Reduction of Liability System

for Outside Directors, Adopt Reduction of Liability

System for Outside Auditors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

PROPOSAL #6: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON STEEL CORPORATION

  TICKER:                  N/A                 CUSIP:   J55999122

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON TELEGRAPH AND TELEPHONE CORPORATION

  TICKER:                  N/A                 CUSIP:   J59396101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON TELEVISION NETWORK CORPORATION

  TICKER:                  N/A                 CUSIP:   J56171101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Allow Board to Authorize Use of Free              ISSUER            YES         AGAINST           AGAINST

Share Purchase Warrants as Anti-Takeover Defense

Measure

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve Provision of Special Payment for        ISSUER            YES         AGAINST           AGAINST

 Deceased Corporate Auditor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPON YUSEN KABUSHIKI KAISHA

  TICKER:                  N/A                 CUSIP:   J56515133

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPPONKOA INSURANCE COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J5428G115

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the Share Exchange Plan              ISSUER            YES             FOR                  FOR

between the Company and Sompo Japan Insurance Inc.

PROPOSAL #2.: Amend Articles to : Delete the Articles        ISSUER            YES             FOR                  FOR

 Related to Record Date

PROPOSAL #3.: Shareholders' Proposals : Remove                   ISSUER            YES         AGAINST               FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NIPRO CORPORATION

  TICKER:                  N/A                 CUSIP:   J57848103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Increase Board Size          ISSUER            YES             FOR                  FOR

to 40

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.22: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.23: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.24: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.25: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.26: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.27: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.28: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.29: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

PROPOSAL #6: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISHI-NIPPON RAILROAD CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J56816101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Retirement Allowance for                   ISSUER            YES         AGAINST           AGAINST

Retiring Directors and Retiring Corporate Auditors,

and Payment of Accrued Benefits associated with

Abolition of Retirement Benefit System for Current

Corporate Officers

PROPOSAL #5.: Approve Amount and Details of                        ISSUER            YES             FOR                  FOR

Compensation Concerning Stock Acquisition Rights as

Stock Options for Directors

PROPOSAL #6.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISOURCE INC.

  TICKER:                  NI                   CUSIP:   65473P105

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I1: ELECTION OF DIRECTOR: RICHARD A. ABDOO         ISSUER            YES             FOR                  FOR

PROPOSAL #I2: ELECTION OF DIRECTOR: STEVEN C. BEERING        ISSUER            YES             FOR                  FOR

PROPOSAL #I3: ELECTION OF DIRECTOR: DENNIS E. FOSTER         ISSUER            YES             FOR                  FOR

PROPOSAL #I4: ELECTION OF DIRECTOR: MICHAEL E. JESANIS      ISSUER            YES             FOR                  FOR

PROPOSAL #I5: ELECTION OF DIRECTOR: MARTY R. KITTRELL        ISSUER            YES             FOR                  FOR

PROPOSAL #I6: ELECTION OF DIRECTOR: W. LEE NUTTER               ISSUER            YES             FOR                  FOR

PROPOSAL #I7: ELECTION OF DIRECTOR: DEBORAH S. PARKER        ISSUER            YES             FOR                  FOR

PROPOSAL #I8: ELECTION OF DIRECTOR: IAN M. ROLLAND             ISSUER            YES             FOR                  FOR

PROPOSAL #I9: ELECTION OF DIRECTOR: ROBERT C. SKAGGS,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #I10: ELECTION OF DIRECTOR: RICHARD L.                 ISSUER            YES             FOR                  FOR

THOMPSON

PROPOSAL #I11: ELECTION OF DIRECTOR: CAROLYN Y. WOO           ISSUER            YES             FOR                  FOR

PROPOSAL #II: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS.

PROPOSAL #III: TO AMEND THE BY-LAWS TO GIVE                        ISSUER            YES             FOR                  FOR

STOCKHOLDERS THE POWER TO CALL SPECIAL MEETINGS OF

STOCKHOLDERS.

PROPOSAL #IV: TO APPROVE THE NISOURCE INC. 2010                 ISSUER            YES             FOR                  FOR

OMNIBUS INCENTIVE PLAN.

PROPOSAL #V: TO CONSIDER A STOCKHOLDER PROPOSAL             SHAREHOLDER        YES         AGAINST               FOR

REGARDING A THREE-YEAR POST-TERMINATION STOCK

RETENTION POLICY FOR SENIOR EXECUTIVES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSAN CHEMICAL INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J56988108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSAN MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J57160129

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Delegation to the Board of Directors to        ISSUER            YES         AGAINST           AGAINST

 determine the terms and conditions of issuing

Shinkabu-Yoyakuken (Share Option) without

consideration to employees of the Company and

directors and employees of its affiliates

PROPOSAL #3.: Granting of Share Appreciation Rights          ISSUER            YES             FOR                  FOR

(the SAR) to Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSAY DOWA GENERAL INSURANCE COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J5729G111

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the Share Exchange                       ISSUER            YES             FOR                  FOR

Agreement between the Company and Mitsui Sumitomo

Insurance Group Holdings, Inc.

PROPOSAL #2.: Approval of the Merger Agreement                   ISSUER            YES             FOR                  FOR

between the Company and Aioi Insurance Co., Ltd.

PROPOSAL #3.: Amend Articles to : Delete the Articles        ISSUER            YES             FOR                  FOR

 Related to Record Date

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSHA PRINTING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J57547101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Renewal of Countermeasures Against a            ISSUER            YES         AGAINST           AGAINST

Large-scale Purchase of Shares of the Company

(Takeover Defense Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSHIN SEIFUN GROUP INC.

  TICKER:                  N/A                 CUSIP:   J57633109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Details of Compensation as                ISSUER            YES             FOR                  FOR

Stock Options for Directors

PROPOSAL #5.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSHIN STEEL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J57805103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSHINBO HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J57333106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Authorize Use of Stock Option Plan for          ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Authorize Use of Stock Option Plan                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NISSIN FOODS HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J58063124

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Renewal of Countermeasures to          ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NITORI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J58214107

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Change Official                 ISSUER            YES             FOR                  FOR

Company Name to Nitori Holdings Co., Ltd., Expand

Business Lines, Increase Board Size to 7, Increase

Auditors Board Size to 5

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Allow Directors and Corporate Auditors          ISSUER            YES         AGAINST           AGAINST

to Receive Compensation-based Stock Options, except

for the Regular Compensation Scheme

PROPOSAL #5: Allow Board to Authorize Use of Stock            ISSUER            YES         AGAINST           AGAINST

Option Plans, and Authorize Use of Stock Options

PROPOSAL #6: Approve Renewal/Extension of Anti-                  ISSUER            YES         AGAINST           AGAINST

Takeover Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NITTO DENKO CORPORATION

  TICKER:                  N/A                 CUSIP:   J58472119

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Determination of the amount of                       ISSUER            YES             FOR                  FOR

compensation provided as stock options to Directors

and related details

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBEL BIOCARE HOLDING AG, KLOTEN

  TICKER:                  N/A                 CUSIP:   H5783Q130

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                 ISSUER            YES             FOR                  FOR

consolidated financial statements for 2009

PROPOSAL #2.: Approve the statutory financial                     ISSUER            YES             FOR                  FOR

statements of Nobel Biocare Holding Ltd for 2009

PROPOSAL #3.: Ratify the remuneration report for 2009        ISSUER            YES             FOR                  FOR

 in a nonbinding consultative vote

PROPOSAL #4.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings/Dividend for 2009 as specified

PROPOSAL #5.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors for their services in the business

 year 2009

PROPOSAL #6.1: Re-election of Stig Eriksson as a                ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.2: Re-election of Antoine Firmenich as a         ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.3: Re-election of Edgar Fluri as a                   ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.4: Re-election of Robert Lilja as a                 ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #6.5: Re-election of Rolf Watter as a                   ISSUER            YES             FOR                  FOR

Director for a one-year term of office until the next

 AGM

PROPOSAL #7.1: Election of Mrs. Daniela Bosshardt-             ISSUER            YES             FOR                  FOR

Hengartner as a Member of the Board of Directors for

a one-year term of office until the next AGM

PROPOSAL #7.2: Election of Raymund Breu as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a one-year term of

office until the next AGM

PROPOSAL #7.3: Election of Heino von Prondzynski as a        ISSUER            YES             FOR                  FOR

 Member of the Board of Directors for a one-year term

 of office until the next AGM

PROPOSAL #7.4: Election of Oern Stuge as a Member of         ISSUER            YES             FOR                  FOR

the Board of Directors for a one-year term of office

until the next AGM

PROPOSAL #8.: Re-elect KPMG AG, Zurich, as the                   ISSUER            YES             FOR                  FOR

Auditor for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JON A. MARSHALL                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE NOBLE CORPORATION 1991 STOCK

OPTION AND RESTRICTED STOCK PLAN EFFECTIVE AS OF

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JON A. MARSHALL                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE NOBLE CORPORATION 1991 STOCK

OPTION AND RESTRICTED STOCK PLAN EFFECTIVE AS OF

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL A. CAWLEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK E. LITTLE                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE EXTENSION OF BOARD                 ISSUER            YES             FOR                  FOR

AUTHORITY TO ISSUE AUTHORIZED SHARE CAPITAL UNTIL

APRIL 29, 2012.

PROPOSAL #3: APPROVAL OF THE PAYMENT OF A REGULAR              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.52 PER

SHARE.

PROPOSAL #4: APPROVAL OF THE PAYMENT OF A SPECIAL              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.56 PER

SHARE.

PROPOSAL #5: APPROVAL OF THE APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010 AND THE

ELECTION OF PRICEWATERHOUSECOOPERS AG AS STATUTORY

AUDITOR FOR A ONE-YEAR TERM.

PROPOSAL #6: APPROVAL OF THE 2009 ANNUAL REPORT, THE         ISSUER            YES             FOR                  FOR

CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR

FISCAL YEAR 2009 AND THE STATUTORY FINANCIAL

STATEMENTS OF THE COMPANY FOR EXTENDED FISCAL YEAR

2009.

PROPOSAL #7: APPROVAL OF THE DISCHARGE OF THE MEMBERS        ISSUER            YES             FOR                  FOR

 OF THE BOARD OF DIRECTORS AND THE EXECUTIVE OFFICERS

 OF THE COMPANY FOR EXTENDED FISCAL YEAR 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE CORPORATION

  TICKER:                  NE                   CUSIP:   H5833N103

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL A. CAWLEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GORDON T. HALL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK E. LITTLE                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE EXTENSION OF BOARD                 ISSUER            YES             FOR                  FOR

AUTHORITY TO ISSUE AUTHORIZED SHARE CAPITAL UNTIL

APRIL 29, 2012.

PROPOSAL #3: APPROVAL OF THE PAYMENT OF A REGULAR              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.52 PER

SHARE.

PROPOSAL #4: APPROVAL OF THE PAYMENT OF A SPECIAL              ISSUER            YES             FOR                  FOR

DIVIDEND THROUGH A REDUCTION OF THE PAR VALUE OF THE

SHARES IN AN AMOUNT EQUAL TO SWISS FRANCS 0.56 PER

SHARE.

PROPOSAL #5: APPROVAL OF THE APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR.

PROPOSAL #6: APPROVAL OF THE 2009 ANNUAL REPORT, THE         ISSUER            YES             FOR                  FOR

CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY FOR

FISCAL YEAR 2009 AND THE STATUTORY FINANCIAL

STATEMENTS OF THE COMPANY FOR EXTENDED FISCAL YEAR

2009.

PROPOSAL #7: APPROVAL OF THE DISCHARGE OF THE MEMBERS        ISSUER            YES             FOR                  FOR

 OF THE BOARD OF DIRECTORS AND THE EXECUTIVE OFFICERS

 OF THE COMPANY FOR EXTENDED FISCAL YEAR 2009.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE ENERGY, INC.

  TICKER:                  NBL                 CUSIP:   655044105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JEFFREY L.                   ISSUER            YES             FOR                  FOR

BERENSON

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL A. CAWLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: EDWARD F. COX               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CHARLES D.                   ISSUER            YES             FOR                  FOR

DAVIDSON

PROPOSAL #1E: ELECTION OF DIRECTOR: THOMAS J. EDELMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ERIC P. GRUBMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: KIRBY L. HEDRICK         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: SCOTT D. URBAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM T. VAN            ISSUER            YES             FOR                  FOR

KLEEF

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT AUDITOR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G6542T119

  MEETING DATE:      10/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to allot and issue up to 9,575,420 new ordinary

shares of HKD 0.25 each in the capital of the Company

 to Mr. Ricardo Leiman, an Executive Director of the

Company, or to such person as he may direct, credited

 as fully-paid, for the purposes of satisfying part

of the remuneration and bonus payable to such

Executive Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G6542T119

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, ratify and adopt the entry by          ISSUER            YES             FOR                  FOR

the Company into  i  a transaction facilitation deed

with respect to the off-market takeover offer  the

Gloucester Offer  by Macarthur Coal Limited

Macarthur  to acquire all of the issued securities of

 Gloucester Coal Limited  Gloucester  and  ii  a

share sale deed  Middlemount Share Sale Deed  with

respect to, inter alia, the purchase by Custom Mining

 Pty Ltd  Custom Mining  of all the shares of

Middlemount Coal Pty Ltd  Middlemount  held by the

Company and its subsidiaries  the Group ; b  the

disposal by the Group of  i  71,902,868 Gloucester

shares to Macarthur pursuant to the Group's

acceptance of the Gloucester Offer and  ii  81,450

Middlemount shares to Custom Mining pursuant to,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOBLE GROUP LTD

  TICKER:                  N/A                 CUSIP:   G6542T119

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the statements of              ISSUER            YES             FOR                  FOR

accounts and the reports of the Directors and the

Auditors for the FYE 31 DEC 2009

PROPOSAL #2.: Declare a final dividend of USD 3.6              ISSUER            YES             FOR                  FOR

cents per share for the YE 31 DEC 2009

PROPOSAL #3.: Re-elect Mr. Richard Samuel Elman as a         ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #4.: Re-elect Mr. Harindarpal Singh Banga as        ISSUER            YES             FOR                  FOR

 a Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #5.: Re-elect Mr. Alan Howard Smith as a              ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #6.: Re-elect Mr. David Gordon Eldon as a            ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1)

PROPOSAL #7.: Re-elect Mr. Tobias Josef Brown as a            ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 85(2)

PROPOSAL #8.: Approve the Directors' fees for the YE         ISSUER            YES             FOR                  FOR

31 DEC 2009

PROPOSAL #9.: Re-appoint Messrs. Ernst & Young as the        ISSUER            YES             FOR                  FOR

 Company's Auditors and authorize the Directors to

fix their remuneration

PROPOSAL #10.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to: (A) (a) issue ordinary shares of HKD

0.25 each (or of such other par value as may result

from any capital subdivision and/or consolidation of

the Company) in the capital of the Company (Shares)

whether by way of rights, bonus or otherwise; and/or

(b) make or grant offers, agreements or options

(collectively, Instruments) that might or would

require Shares to be issued, including but not

limited to the creation and issue of (as well as

adjustments to) warrants, debentures or other

instruments convertible into Shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and (B)

(notwithstanding that the authority conferred by this

 resolution may have ceased to be in force) issue

Shares in pursuance of any Instrument made or granted

 by the Directors while this resolution was in force,

 provided that: (a) the aggregate number of Shares to

 be issued pursuant to this resolution (including

Shares to be issued in pursuance of Instruments made

or granted pursuant to this resolution) does not

exceed 50% of the total number of issued Shares,

excluding treasury shares, of the Company (as

calculated in accordance with this resolution below),

 of which the aggregate number of Shares to be issued

 other than on a pro rata basis to shareholders of

the Company (Shareholders) (including Shares to be

issued in pursuance of Instruments made or granted

pursuant to this resolution) does not exceed 20% of

the total number of issued Shares, excluding treasury

 shares, of the Company (as calculated in accordance

with this resolution below); (b) (subject to such

manner of calculation as may be prescribed by the

Singapore Exchange Securities Trading Limited (SGX-

ST)) for the purpose of determining the aggregate

number of Shares that may be issued under this

resolution above, the total number of issued Shares,

excluding treasury shares, shall be based on the

total number of issued Shares, excluding treasury

shares, of the Company at the time this resolution is

 passed, after adjusting for: (i) new Shares arising

from the conversion or exercise of any convertible

securities or share options or vesting of share

awards which are outstanding or subsisting at the

time this resolution is passed; and (ii) any

subsequent bonus issue, consolidation or subdivision

of Shares; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM is

PROPOSAL #11.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to purchase or acquire issued and fully paid

 Shares not exceeding in aggregate the Prescribed

Limit (as specified), at such price or prices as may

be determined by the Directors from time to time up

to the Maximum Price (as specified), by way of market

 purchases (each a Market Purchase) on the SGXST or

any other Stock Exchange on which the Shares may for

the time being be listed and quoted and otherwise in

accordance with the Companies Act 1981 of Bermuda

(the Bermuda Act) and all other laws, regulations and

 rules of the SGX-ST as may for the time being be

applicable (Share Purchase Mandate); [Authority

expires the earlier of the conclusion of the next AGM

 of the Company or the expiration of the period

within which the next AGM is to be held by law]; to

complete and do all such acts and things (including

executing such documents as may be required) as they

may consider expedient or necessary to give effect to

 the transactions contemplated by this resolution

PROPOSAL #12.: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to offer and grant options in accordance with the

provisions of the Noble Group Share Option Scheme

2004 (the Scheme) and to allot and issue from time to

 time such Shares as may be allotted and issued

pursuant to the exercise of options under the Scheme,

 provided always that the aggregate number of Shares

to be allotted and issued pursuant to the Scheme,

when added to the number of Shares issued and

issuable in respect of all options granted under the

Scheme and Shares subject to any other share schemes

of the Company, shall not exceed 15% of the total

number of issued Shares, excluding treasury shares,

of the Company from time to time

PROPOSAL #13.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to allot and issue from time to time such number of

Shares as may be required to be allotted and issued

pursuant to the Noble Group Limited Scrip Dividend

Scheme (Scrip Dividend Scheme)

PROPOSAL #14.: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to: (A) offer and grant awards in accordance with

the provisions of the Noble Group Performance Share

Plan (the Plan); and (B) allot and issue from time to

 time such number of Shares as may be required to be

allotted and issued pursuant to the vesting of Awards

 under the Plan, provided that the aggregate number

of Shares allotted and issued and/or to be allotted

and issued pursuant to the Plan, when aggregated with

 the number of Shares issued and issuable in respect

of all options granted under any of the Share Option

Schemes of the Company and Shares subject to any

other share schemes of the Company, shall not exceed

15% of the total number of issued Shares, excluding

treasury shares, from time to time

PROPOSAL #15.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to capitalize an amount of up to HKD 553,097,702

standing to the credit of the share premium account

of the Company and that the same be applied in full

payment at par for up to 2,212,390,805 new Ordinary

Shares of HKD 0.25 each (the Bonus Shares) in the

share capital of the Company, such new shares to be

distributed, allotted and issued and credited as

fully paid to those persons who are registered as

shareholders of the Company as at such date as may be

 determined by the Directors of the Company (the

Books Closure Date), on the basis of six Bonus Shares

 for every eleven existing Ordinary Shares then held

by such shareholders (the Bonus Issue), all fractions

 (if any) being disregarded and dealt with in such

manner as the Directors of the Company may deem fit

for the benefit of the Company and such new shares to

 be treated for all purposes as an increase in the

nominal amount of the issued share capital of the

Company and not income and, upon issue and allotment,

 to rank pari passu in all respects with the existing

 Ordinary Shares of HKD 0.25 each in the capital of

the Company except that they shall not rank for any

dividends, rights, allotments or other distributions

the record date for which falls before the date on

which the Bonus Shares are issued; and to give effect

 to and implement the Bonus Issue with full power to

assent to any condition, modification, variation

and/or amendment as may be required by the relevant

authorities and/or as they may deem fit or expedient

in the interests of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOK CORPORATION

  TICKER:                  N/A                 CUSIP:   J54967104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOKIA CORP, ESPOO

  TICKER:                  N/A                 CUSIP:   X61873133

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Matters of order for the Meeting                    ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of the persons to confirm the         ISSUER             NO              N/A                  N/A

minutes and to verify the counting of votes

PROPOSAL #4.: Recording the legal convening of the            ISSUER             NO              N/A                  N/A

Meeting and quorum

PROPOSAL #5.: Recording the attendance at the Meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the Annual Accounts              ISSUER             NO              N/A                  N/A

2009, the report of the Board of Directors and the

Auditor's report for the year 2009 - Review by the

President and CEO

PROPOSAL #7.: Adoption of the Annual Accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Resolution on the use of the profit              ISSUER            YES             FOR                  FOR

shown on the balance sheet and the payment of

dividend: the Board proposes to the AGM a dividend of

 EUR 0.40 per share for the FY 2009. The dividend

will be paid to shareholders registered in the

Register of shareholders held by Euroclear Finland

Ltd on the record date, 11 MAY 2010. The Board

proposes that the dividend be paid on or about 25 May

PROPOSAL #9.: Resolution on the discharge of the                ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

from liability

PROPOSAL #10.: Resolution on the remuneration of the         ISSUER            YES             FOR                  FOR

Members of the Board of Directors: The Board's

Corporate Governance and Nomination Committee

proposes to the AGM that the remuneration payable to

the Members of the Board to be elected at the AGM for

 the term for a term ending at the AGM in 2011, be

unchanged from 2008 and 2009 and be as follows: EUR

440,000 for the Chairman, EUR 150,000 for the Vice

Chairman, and EUR 130,000 for each Member. In

addition, the Committee proposes that the Chairman of

 the Audit Committee and Chairman of the Personnel

Committee will each receive an additional annual fee

of EUR 25,000 and other Members of the Audit

Committee an additional annual fee of EUR 10,000

each. The Corporate Governance and Nomination

Committee proposes that approximately 40% of the

remuneration be paid in Nokia shares purchased from

the market, which shares shall be retained until the

end of the Board Membership in line with the Nokia

policy [except for those shares needed to offset any

costs relating to the acquisition of the shares,

PROPOSAL #11.: Resolution on the number of Members of        ISSUER            YES             FOR                  FOR

 the Board of Directors: Georg Ehrnrooth, Nokia Board

 Audit Committee Chairman since 2007 and Board Member

 since 2000, has informed that he will not stand for

re-election. The Board's Corporate Governance and

Nomination Committee proposes to the AGM that the

number of Board Members be 10.

PROPOSAL #12.: Election of Members of the Board of            ISSUER            YES             FOR                  FOR

Directors: The Board's Corporate Governance and

Nomination Committee proposes to the AGM that the

following current Nokia Board Members be re-elected

as Members of the Board of Directors for a term

ending at the AGM in 2011: Lalita D. Gupte, Dr. Bengt

 Holmstrom, Prof. Dr. Henning Kagermann, Olli-Pekka

Kallasvuo, Per Karlsson, Isabel Marey-Semper, Jorma

Ollila, Dame Marjorie Scardino, Risto Siilasmaa and

PROPOSAL #13.: Resolution on the remuneration of the         ISSUER            YES             FOR                  FOR

Auditor: The Board's Audit Committee proposes to the

AGM that the External Auditor to be elected at the

AGM be reimbursed according to the invoice of the

Auditor, and in compliance with the purchase policy

approved by the Audit Committee.

PROPOSAL #14.: Election of Auditor: The Board's Audit        ISSUER            YES             FOR                  FOR

 Committee proposes to the AGM that

PricewaterhouseCoopers Oy be re-elected as the

Company's Auditor for the FY 2010.

PROPOSAL #15.: Resolution on the amendment of the              ISSUER            YES             FOR                  FOR

Articles of Association: The Board proposes to the

AGM the Articles of Association of the Company to be

amended as follows: Amend the provision on the object

 of the Company to reflect more precisely its current

 business activities [Article 2]. Amend the provision

 on the notice of a General Meeting to the effect

that the provisions on the publication date of the

notice corresponds to the amended provisions of the

Finnish Companies Act and to allow the publication of

 the notice in the same manner as the other official

disclosures of the Company [Article 10].

PROPOSAL #16.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

resolve to repurchase the Company's own shares: The

Board proposes that the AGM authorize the Board to

resolve to repurchase a maximum of 360 million Nokia

shares by using funds in the unrestricted

shareholders' equity. Repurchases will reduce funds

available for distribution of profits. The shares may

 be repurchased in order to develop the capital

structure of the Company, finance or carry out

acquisitions or other arrangements, settle the

Company's equity-based incentive plans, be

transferred for other purposes, or be cancelled. The

shares may be repurchased either a) through a tender

offer made to all the shareholders on equal terms; or

 b) through public trading by repurchasing the shares

 in another proportion than that of the current

shareholders. It is proposed that the authorization

be effective until 30 JUN 2011 and terminate the

corresponding authorization granted by the AGM on 23

PROPOSAL #17.: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

resolve on the issuance of shares and special rights

entitling to shares. The Board proposes that the AGM

authorizes the Board to resolve to issue a maximum of

 740 million shares during the validity period of the

 authorization through issuance of shares or special

rights entitling to shares [including stock options]

under Chapter 10, Section 1 of the Finnish Companies

Act in 1 or more issues. The Board proposes that the

authorization may be used to develop the Company's

capital structure, diversify the shareholder base,

finance or carry out acquisitions or other

arrangements, settle the Company's equity-based

incentive plans, or for other purposes resolved by

the Board. It is proposed that the authorization

include the right for the Board to resolve on all the

 terms and conditions of the issuance of shares and

such special rights, including to whom shares or

special rights may be issued as well as the

consideration to be paid. The authorization thereby

includes the right to deviate from the shareholders'

pre-emptive rights within the limits set by law. It

is proposed that the authorization be effective until

 30 JUN 2013 and terminate the corresponding

authorization granted by the AGM on 03 MAY 2007.

PROPOSAL #18.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOKIAN TYRES PLC, NOKIA

  TICKER:                  N/A                 CUSIP:   X5862L103

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Matter of order for the meeting                       ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of the persons to confirm the          ISSUER             NO              N/A                  N/A

minutes and verify the counting of

PROPOSAL #4: Recording the legal convening of the              ISSUER             NO              N/A                  N/A

meeting and quorum

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adopt the list of votes

PROPOSAL #6: Presentation of the annual accounts, the        ISSUER             NO              N/A                  N/A

 report of the Board of Directors and the Auditors'

report for the year 2009

PROPOSAL #7: Adopt the annual accounts 2009                         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the action on profit or loss;            ISSUER            YES             FOR                  FOR

the Board proposes to pay a dividend of EUR 0.40 per

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 of the Board of Directors

PROPOSAL #11: Approve the number of Board Members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect H. Korhonen, H. Penttila, Y.          ISSUER            YES         AGAINST           AGAINST

Tanokashira, P. Wallden, A-Vlasov, K. Oistamo and K.

Gran as the Members of the Board of Directors

PROPOSAL #13: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of KPMG OY AB as the Auditor           ISSUER            YES             FOR                  FOR

PROPOSAL #15: Approve to grant stock options and the         ISSUER            YES         AGAINST           AGAINST

Management's Share Ownership Plan

PROPOSAL #16: Amend the Article 9 of Articles of                ISSUER            YES             FOR                  FOR

Association

PROPOSAL #17: Approve to donate max EUR 500,000 to            ISSUER            YES             FOR                  FOR

Universities and other Institutes

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOMURA HOLDINGS, INC.

  TICKER:                  N/A                 CUSIP:   J59009159

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOMURA REAL ESTATE HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J5893B104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOMURA RESEARCH INSTITUTE,LTD.

  TICKER:                  N/A                 CUSIP:   J5900F106

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NONG SHIM CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y63472107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet, income                   ISSUER            YES             FOR                  FOR

statement and statement of appropriation of retained

earnings for FYE DEC 2009

PROPOSAL #2: Approve the revision to the Articles of         ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #3.1: Appointment of Sang-Yoon, Lee as an            ISSUER            YES         AGAINST           AGAINST

inside Director

PROPOSAL #3.2: Appointment of Jong-Suk, Yoo as an              ISSUER            YES         AGAINST           AGAINST

inside Director

PROPOSAL #3.3: Appointment of Suk-Chul, Yoon as an            ISSUER            YES         AGAINST           AGAINST

outside Director

PROPOSAL #4: Approve the Director remuneration limit         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the Auditor remuneration limit           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORDEA BANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W57996105

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Cales Beyer as the Chairman         ISSUER             NO              N/A                  N/A

for the general meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #3: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #4: Election of at least one minutes checker        ISSUER             NO              N/A                  N/A

PROPOSAL #5: Determination whether the general                   ISSUER             NO              N/A                  N/A

meeting has been duly convened

PROPOSAL #6: Submission of the annual report and                ISSUER             NO              N/A                  N/A

consolidated accounts, and of the audit report and

the group audit report in connection herewith the

Chairman's of the Board presentation of the Board of

Directors' work and speech by the group Chief

Executive Officer

PROPOSAL #7: Adoption of the income statement and the        ISSUER             NO              N/A                  N/A

 consolidated income statement, and the balance sheet

 and the consolidated balance sheet

PROPOSAL #8: Approve a dividend of 0.25 EUR per                 ISSUER            YES             FOR                  FOR

share, and that the record date for dividend should

be 30 MAR 2010; with this record date, the dividend

is scheduled to be sent out by Euroclear Sweden AB on

PROPOSAL #9: Approve the decision regarding discharge        ISSUER            YES             FOR                  FOR

 from liability for the members of the Board of

Directors and the Chief Executive Officer

PROPOSAL #10: Approve the determination of the number        ISSUER            YES             FOR                  FOR

 of Board Member at 10 for the period until the end

of the next AGM

PROPOSAL #11: Approve that the fees for the Board of         ISSUER            YES             FOR                  FOR

Directors shall be unchanged, amounting to EUR

252,000 for the Chairman, EUR 97,650 for the Vice

Chairman and EUR 75,600 per member for the other

members; in addition, fees shall be payable for

committee meetings amounting to EUR 2,370 for the

Committee Chairman and EUR 1,840 for the other

members per meeting attended; remuneration is not

paid to members who are employees of the Nordea

Group; fees to the Auditors shall be payable as per

PROPOSAL #12: Re-elect Hans Dalborg, Stine Bosse,              ISSUER            YES             FOR                  FOR

Marie Ehrling, Svein Jacobsen, Tom Knutzen, Lars G

Nordstrom, Bjorn Saven and Bjorn Wahlroos as the

Board Members and election of Sarah Russell and Kari

Stadigh as the Board Members for the period until the

 end of the next AGM and re-election of Hans Dalborg

as the Chairman

PROPOSAL #13: Approve the establishment of a                       ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #14: Amend Article 10 of the Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #15.a: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to decide on

acquisitions of ordinary shares in the Company on a

regulated market where the Company's ordinary shares

are listed, or by means of an acquisition offer

directed to all holders of ordinary shares in the

Company; however, with the limitation that the

Company's holding of its own shares must never exceed

 10% of the total number of shares in the Company;

acquisitions shall be paid for primarily with means

from funds appropriated by a general meeting; the aim

 of the acquisition of own shares is to facilitate an

 adjustment of the Company's capital structure to

prevailing capital requirements and to make it

possible to use own shares as payment in connection

with acquisitions of companies or businesses or in

order to finance acquisitions of companies or

businesses

PROPOSAL #15.b: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 the period until the next AGM, to decide on

conveyance of ordinary shares in the Company to be

used as payment in connection with acquisitions of

Companies or businesses or in order to finance

acquisitions of Companies or businesses; conveyance

of ordinary shares may be made in another way than on

 a regulated market up to the number of ordinary

shares in the Company that at any time are held by

the Company; conveyance of ordinary shares in the

Company shall be made at an estimated market value

and may be made with deviation from the shareholders'

 preferential rights; payment for conveyed ordinary

shares may be made in cash, by contribution in kind,

or by set-off of debt against the Company

PROPOSAL #16: Approve that the Company, in order to          ISSUER            YES             FOR                  FOR

facilitate its securities business, up until the next

 AGM, may purchase own ordinary shares according to

Chapter 7 Section 6 of the Swedish Securities Market

Act [lagen [2007:528] om vardepappersmarknaden]; with

 the limitation that the Company's holding of such

shares in the trading book must never exceed 1% of

the total number of shares in the Company; the price

for the ordinary shares shall equal the market price

prevailing at the time of the acquisition

PROPOSAL #17: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 to the Executive Officers

PROPOSAL #18a: Adopt the Long Term Incentive                       ISSUER            YES             FOR                  FOR

Programme 2010 [LTIP 2010]

PROPOSAL #18.b: Approve the issue of C-shares, the            ISSUER            YES             FOR                  FOR

acquisition of C-shares and the conveyance of shares

under the LTIP 2007, 2008, 200*9 and 2010 in

accordance with the specified principle terms and

conditions

PROPOSAL #19: PLEASE NOTE THAT THIS IS SHAREHOLDER'S         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL: Approve that Nordea refrains from investing

 in forest and paper based industries which are

involved in large-scale environmental destruction;

this can be ensured in practice by: a] Nordea

exclusively investing in forest and paper industries

which are FSC certified; b] Nordea not investing in

Companies which actively convert natural forests into

 plantations, or purchases wood from companies that

convert natural forests into plantations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORDSTROM, INC.

  TICKER:                  JWN                 CUSIP:   655664100

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PHYLLIS J.                   ISSUER            YES             FOR                  FOR

CAMPBELL

PROPOSAL #1B: ELECTION OF DIRECTOR: ENRIQUE                        ISSUER            YES             FOR                  FOR

HERNANDEZ, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT G. MILLER         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BLAKE W. NORDSTROM      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ERIK B. NORDSTROM        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: PETER E. NORDSTROM      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: PHILIP G. SATRE           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ROBERT D. WALTER         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ALISON A. WINTER         ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE NORDSTROM, INC. 2010              ISSUER            YES             FOR                  FOR

EQUITY INCENTIVE PLAN

PROPOSAL #3: RATIFICATION OF THE APPOINTMENT OF                 ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORFOLK SOUTHERN CORPORATION

  TICKER:                  NSC                 CUSIP:   655844108

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: THOMAS D. BELL,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: ALSTON D. CORRELL        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LANDON HILLIARD           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BURTON M. JOYCE           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,

AS NORFOLK SOUTHERN'S INDEPENDENT AUDITORS FOR THE

YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: APPROVAL OF AMENDMENT TO ARTICLES OF            ISSUER            YES             FOR                  FOR

INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL #04: APPROVAL OF THE NORFOLK SOUTHERN                   ISSUER            YES             FOR                  FOR

CORPORATION LONG-TERM INCENTIVE PLAN, AS AMENDED.

PROPOSAL #05: APPROVAL OF THE NORFOLK SOUTHERN                   ISSUER            YES             FOR                  FOR

CORPORATION EXECUTIVE MANAGEMENT INCENTIVE PLAN, AS

AMENDED.

PROPOSAL #06: STOCKHOLDER PROPOSAL CONCERNING                 SHAREHOLDER        YES         ABSTAIN           AGAINST

CORPORATE POLITICAL CONTRIBUTIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORSK HYDRO A S

  TICKER:                  N/A                 CUSIP:   R61115102

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the notice of the meeting and of        ISSUER            YES             FOR                  FOR

 the agenda

PROPOSAL #2: Election of one person to countersign            ISSUER            YES             FOR                  FOR

the minutes

PROPOSAL #3: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

Board of Directors report for the year 2009 of NORSK

hydro and the group, including distribution of

PROPOSAL #4: Approve the auditor'S remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the guidelines for the                        ISSUER            YES         AGAINST           AGAINST

remuneration of leading employees

PROPOSAL #6: Amend the Articles of Association                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of a Auditor                                         ISSUER            YES             FOR                  FOR

PROPOSAL #8.1: Election of Siri Teigum  Chair  as a          ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.2: Election of Leif Teksum  deputy Chair         ISSUER            YES             FOR                  FOR

 as a member to the Corporate Assembly

PROPOSAL #8.3: Election of Westye Hoegh as a member          ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.4: Election of Idar Kreutzer as a member         ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.5: Election of Lars Tronsgaard as a                 ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.6: Election of Sten Arthur Salor as a              ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.7: Election of Anne-Margrethe Firing as a        ISSUER            YES             FOR                  FOR

 member to the Corporate Assembly

PROPOSAL #8.8: Election of Terje Venold as a member          ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.9: Election of Unni Steinsmo as a member         ISSUER            YES             FOR                  FOR

to the Corporate Assembly

PROPOSAL #8.10: Election of Tove Wangensten as a                ISSUER            YES             FOR                  FOR

member to the Corporate Assembly

PROPOSAL #8.11: Election of Jon Lund as a member to          ISSUER            YES             FOR                  FOR

the Corporate Assembly

PROPOSAL #8.12: Election of Anne Kverneland BOGSNES          ISSUER            YES             FOR                  FOR

as a member to the Corporate Assembly

PROPOSAL #8.13: Election of Gunvor Ulstein as a                 ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #8.14: Election of Birger Solberg as a                 ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #8.15: Election of Kristin Farovik as a                ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #8.16: Election of Ann Kristin Sydnes as a          ISSUER            YES             FOR                  FOR

deputy member to the Corporate Assembly

PROPOSAL #9.1: Election of the Siri Teigum  chair  as        ISSUER            YES             FOR                  FOR

 a member to the Nomination Committee

PROPOSAL #9.2: Election of Leif Teksum as a member to        ISSUER            YES             FOR                  FOR

 the Nomination Committee

PROPOSAL #9.3: Election of Westye Hoegh as a member          ISSUER            YES             FOR                  FOR

to the Nomination Committee

PROPOSAL #9.4: Election of Mette Wikborg as a member         ISSUER            YES             FOR                  FOR

to the Nomination Committee

PROPOSAL #10: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Corporate  Assembly and Nomination Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORSK HYDRO A S

  TICKER:                  N/A                 CUSIP:   R61115102

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the notice of the meeting and            ISSUER            YES             FOR                  FOR

the agenda

PROPOSAL #2: Election of one person to countersign            ISSUER            YES             FOR                  FOR

the minutes of the meeting

PROPOSAL #3: Approve the rights offering                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Authorize the Board to issue new shares         ISSUER            YES             FOR                  FOR

as part consideration for the acquisition by the

Company of Vale Austria Holdings GmbH's interests in

certain aluminum businesses and assets

PROPOSAL #5: Amend the Articles of Association                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORTHAM PLATINUM (PTY) LTD

  TICKER:                  N/A                 CUSIP:   S56540156

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Elect M.E. Beckett as a Director, who          ISSUER            YES         AGAINST           AGAINST

retires in accordance with the provisions of Article

57 of the Company's Articles of Association

PROPOSAL #3.: Elect B.R. van Rooyen as a Director,            ISSUER            YES             FOR                  FOR

who retires in accordance with the provisions of

Article 57 of the Company's Articles of Association

PROPOSAL #4.: Elect P.L. Zim as a Director, who                 ISSUER            YES             FOR                  FOR

retires in accordance with the provisions of Article

57 of the Company's Articles of Association

PROPOSAL #5.: Elect C.K. Chabedi as a Director, who          ISSUER            YES             FOR                  FOR

retires at the forthcoming AGM in accordance with the

 provisions of Article 50 of the Company's Articles

of Association

PROPOSAL #6.: Elect A.R. Martin as a Director, who            ISSUER            YES             FOR                  FOR

retires at the forthcoming AGM in accordance with the

 provisions of Article 50 of the Company's Articles

of Association

PROPOSAL #7.: Elect MSMM Xayiya as a Director, who            ISSUER            YES             FOR                  FOR

retires at the forthcoming AGM in accordance with the

 provisions of Article 50 of the Company's Articles

of Association

PROPOSAL #8.: Approve to increase the Directors fees         ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Amend the Northam Share Scheme                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #S.1: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital

PROPOSAL #S.2: Amend the Memorandum of Association             ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the placement of unissued                ISSUER            YES         AGAINST           AGAINST

shares under the control of the Directors

PROPOSAL #11.: Approve the payments to shareholders           ISSUER            YES             FOR                  FOR

PROPOSAL #S.3: Approve the acquisition of the                     ISSUER            YES             FOR                  FOR

Companies own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORTHEAST UTILITIES

  TICKER:                  NU                   CUSIP:   664397106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RICHARD H. BOOTH                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN S. CLARKESON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: COTTON M. CLEVELAND                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SANFORD CLOUD, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E. GAIL DE PLANQUE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN G. GRAHAM                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELIZABETH T. KENNAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH R. LEIBLER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. PATRICELLI                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES W. SHIVERY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. SWOPE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS R. WRAASE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF DELOITTE &          ISSUER            YES             FOR                  FOR

TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR

2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORTHERN FOODS PLC

  TICKER:                  N/A                 CUSIP:   G66304109

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                 ISSUER            YES             FOR                  FOR

financial statements and the Auditors' reports for

the FYE 28 MAR 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 28 MAR 2009

PROPOSAL #3.: Declare a final ordinary dividend of            ISSUER            YES             FOR                  FOR

2.95 pence per ordinary share

PROPOSAL #4.: Elect Mr. A.M. Booker as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. S. Barden as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. R.J.S. Bell as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors' remuneration

PROPOSAL #9.: Authorize the Company in accordance              ISSUER            YES             FOR                  FOR

with Sections 366 and 367 of the Companies Act 2006

to make political donations as specified

PROPOSAL #10.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares in the terms as specified

PROPOSAL #S.11: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares for the cash in the terms as specified

PROPOSAL #S.12: Approve to renew the Company's                   ISSUER            YES             FOR                  FOR

authority to make on market purchases of its own

shares in the terms as specified

PROPOSAL #S.13: Authorize the Directors to hold                 ISSUER            YES             FOR                  FOR

general meetings on 14 days' notice [other than

Annual general meetings]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORTHERN TRUST CORPORATION

  TICKER:                  NTRS               CUSIP:   665859104

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LINDA WALKER BYNOE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NICHOLAS D. CHABRAJA                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN CROWN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DIPAK C. JAIN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT W. LANE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT C. MCCORMACK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD J. MOONEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. ROWE                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID H.B. SMITH, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM D. SMITHBURG                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ENRIQUE J. SOSA                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES A. TRIBBETT III                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERICK H. WADDELL                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE CORPORATION'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORTHROP GRUMMAN CORPORATION

  TICKER:                  NOC                 CUSIP:   666807102

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WESLEY G. BUSH             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LEWIS W. COLEMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: THOMAS B. FARGO           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: VICTOR H. FAZIO           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DONALD E.                     ISSUER            YES             FOR                  FOR

FELSINGER

PROPOSAL #1F: ELECTION OF DIRECTOR: STEPHEN E. FRANK         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: BRUCE S. GORDON           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MADELEINE KLEINER        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: KARL J. KRAPEK             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RICHARD B. MYERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: AULANA L. PETERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: KEVIN W. SHARER           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

AUDITOR.

PROPOSAL #03: PROPOSAL TO AMEND THE COMPANY'S                     ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION RELATING TO

SPECIAL SHAREHOLDER MEETINGS AND CERTAIN OTHER

PROPOSAL #04: PROPOSAL TO AMEND THE CERTIFICATE OF            ISSUER            YES             FOR                  FOR

INCORPORATION OF NORTHROP GRUMMAN SYSTEMS CORPORATION

 RELATING TO DELETION OF COMPANY SHAREHOLDER

APPROVALS FOR CERTAIN TRANSACTIONS.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

REINCORPORATION IN NORTH DAKOTA.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NORTHUMBRIAN WATER GROUP PLC, DURHAM

  TICKER:                  N/A                 CUSIP:   G6661T130

  MEETING DATE:      7/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements and the reports of the Director and

Auditors for the YE 31 MAR 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the year 31 MAR 2009

PROPOSAL #3.: Declare a final dividend of 8.50 pence         ISSUER            YES             FOR                  FOR

per ordinary 10 pence share

PROPOSAL #4.: Re-appoint Mr. John Cuthbert as a                 ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Chris Green as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Ernst and Young LLP as the          ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #7.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditors' remuneration

PROPOSAL #8.: Authorize the Political Donations                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #9.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

unissued shares

PROPOSAL #S.10: Authorize the disapplication of pre-         ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.11: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #S.12: Amend the Company's Articles of                 ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.13: Authorize the notice period for                 ISSUER            YES             FOR                  FOR

general meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVARTIS AG, BASEL

  TICKER:                  N/A                 CUSIP:   H5820Q150

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approval of the annual report, the              ISSUER            YES             FOR                  FOR

financial statements of Novartis AG and the group

consolidated financial statements for the business

year 2009

PROPOSAL #A.2: Discharge from liability of the                   ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Executive

PROPOSAL #A.3: Appropriation of available earnings of        ISSUER            YES             FOR                  FOR

 Novartis AG as per balance sheet and declaration of

dividend

PROPOSAL #A.4.1: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Implementation of the Book Entry

Securities Act

PROPOSAL #A.4.2: Amendments to the Articles of                   ISSUER            YES             FOR                  FOR

Incorporation - Introduction of a Consultative Vote

on the Compensation System

PROPOSAL #A.5.A: Re-election of Marjorie M.T. Yang,          ISSUER            YES             FOR                  FOR

for a 3 year term

PROPOSAL #A.5.B: Re-election of Daniel Vasella, M.D.,        ISSUER            YES             FOR                  FOR

 for a 3 year term

PROPOSAL #A.5.C: Re-election of Hans-Joerg Rudloff,          ISSUER            YES             FOR                  FOR

for a 1 year term

PROPOSAL #A.6: Election of PricewaterhouseCoopers as         ISSUER            YES             FOR                  FOR

Auditor of Novartis AG for 1 year

PROPOSAL #B.: If shareholders at the Annual General          ISSUER            YES         AGAINST           AGAINST

Meeting propose additional and/or counterproposals,

I/we instruct the Independent Proxy to vote according

 to the proposal of the Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVATEK MICROELECTRONICS CORP

  TICKER:                  N/A                 CUSIP:   Y64153102

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of assets impairment                    ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 5 per share

PROPOSAL #B.3: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVELLUS SYSTEMS, INC.

  TICKER:                  NVLS               CUSIP:   670008101

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RICHARD S. HILL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NEIL R. BONKE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: YOUSSEF A. EL-MANSY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: YOSHIO NISHI                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GLEN G. POSSLEY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANN D. RHOADS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM R. SPIVEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DELBERT A. WHITAKER                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL

 YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVOLIPETSK STEEL OJSC NLMK, LIPETSK

  TICKER:                  N/A                 CUSIP:   X58996103

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, balance                ISSUER            YES             FOR                  FOR

sheet, profit and loss statement, profit and loss

distribution and dividend payment at RUB 0.22 per

ordinary share for the year 2009

PROPOSAL #2.1: Election of Bagrin Oleg as a Board of         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.2: Election of Bruno Bolfo as a Board of         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.3: Election of Gagarin Nikolay as a Board        ISSUER            YES         AGAINST           AGAINST

 of Director

PROPOSAL #2.4: Election of Dering Karl as a Board of         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.5: Election of Lisin Vladimir as a Board         ISSUER            YES         AGAINST           AGAINST

of Director

PROPOSAL #2.6: Election of Rendolf Reinolds as a                ISSUER            YES         AGAINST           AGAINST

Board of Director

PROPOSAL #2.7: Election of Sarkisov Karen as a Board         ISSUER            YES         AGAINST           AGAINST

of Director

PROPOSAL #2.8: Election of Skorokhodov Vladimir as a         ISSUER            YES         AGAINST           AGAINST

Board of Director

PROPOSAL #2.9: Election of Fedorov Igor as a Board of        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #3.: Election of Lapshin Aleksey as a head          ISSUER            YES             FOR                  FOR

of Executive Board

PROPOSAL #4.1: Election of Kladienko Ludmila as the          ISSUER            YES             FOR                  FOR

Audit Commission

PROPOSAL #4.2: Election of Kulikov Valeriy as a                 ISSUER            YES             FOR                  FOR

member of the Audit Commission

PROPOSAL #4.3: Election of Nesmeyanov Sergey as a              ISSUER            YES             FOR                  FOR

member of the Audit Commission

PROPOSAL #4.4: Election of Ovsyannikova Larisa as a          ISSUER            YES             FOR                  FOR

member of the Audit Commission

PROPOSAL #4.5: Election of Shipilova Galina as a                ISSUER            YES             FOR                  FOR

member of the Audit Commission

PROPOSAL #5.: Approve the External Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the new edition of the internal        ISSUER            YES             FOR                  FOR

 documents of the Company

PROPOSAL #7.: Approve the transactions with an                   ISSUER            YES             FOR                  FOR

interest

PROPOSAL #8.: Approve the remuneration and                          ISSUER            YES             FOR                  FOR

compensation to be paid to the members of the Board

of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVO-NORDISK A/S (VORMALS NOVO INDUSTRI A/S)

  TICKER:                  N/A                 CUSIP:   K7314N152

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Director's oral            ISSUER             NO              N/A                  N/A

report on the Company's activities in the past FY

PROPOSAL #2.: Approve the presentation and adopt the         ISSUER            YES             FOR                  FOR

audited annual report 2009

PROPOSAL #3.: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

of Directors for 2009 and 2010

PROPOSAL #4.: Approve to distribute the profit                   ISSUER            YES             FOR                  FOR

according to the adopted annual report 2009

PROPOSAL #5.a: Election of Sten Scheibye as a Member         ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #5.b: Election of Goran A Ando as a Member          ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #5.c: Election of Henrik Gurtler as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Director

PROPOSAL #5.d: Election of Pamela J Kirby as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Director

PROPOSAL #5.e: Election of Kurt Anker Nielsen as a            ISSUER            YES             FOR                  FOR

Member to the Board of Director

PROPOSAL #5.f: Election of Hannu Ryopponen as a                 ISSUER            YES             FOR                  FOR

Member to the Board of Director

PROPOSAL #5.g: Election of Jorgen Wedel as a Member          ISSUER            YES             FOR                  FOR

to the Board of Director

PROPOSAL #6.: Re-election of PricewaterhouseCoopers          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #7.1A1: Approve the amendments due to the            ISSUER            YES             FOR                  FOR

new Danish Companies Act: Mandatory amendments

PROPOSAL #7.1A2: Approve the amendments due to the            ISSUER            YES             FOR                  FOR

new Danish Companies Act: Consequential editorial

amendments

PROPOSAL #7.1B1: Amend the Articles 5.1, 5.10 and              ISSUER            YES             FOR                  FOR

existing Article 17.2 [new Article 18.2] [Adoption

reference to central securities depository]

PROPOSAL #7.1B2: Amend the Articles 8.2, 11.2 and              ISSUER            YES             FOR                  FOR

11.4 [direct election by the AGM of the Chairman and

vice Chairman of the Board of Directors]

PROPOSAL #7.1B3: Amend the Existing Articles 13.1              ISSUER            YES             FOR                  FOR

[new Article 14.1] [change in the rule of signature]

PROPOSAL #7.1B4: Amend new Article 13 [English as              ISSUER            YES             FOR                  FOR

corporate language]

PROPOSAL #7.1B5: Amend Article 16.2 [New Article                ISSUER            YES             FOR                  FOR

17.2] [reference to applicable law re annual report]

PROPOSAL #7.1B6: Amend Article 17.2 [New Article                ISSUER            YES             FOR                  FOR

18.2] [deletion of sentence on lapse of the right to

dividends]

PROPOSAL #7.2: Approve the reduction of the Company's        ISSUER            YES             FOR                  FOR

 B share capital from DKK 512,512,800 to DKK

492,512,800 by cancellation of 20,000,000 B shares of

 DKK 1 each from the Company's own holdings of B

shares at a nominal value of DKK 20,000,000, equal to

 slightly more than 3.2% of the total share capital

after implementation of the share capital reduction,

the Company's share capital will amount to DKK

600,000,000, divided into A share capital of DKK

107,487,200 and B share capital of DKK 492,512,800

PROPOSAL #7.3: Authorize the Board of Directors, to          ISSUER            YES         AGAINST           AGAINST

allow the Company to acquire own shares of up to 10%

of the share capital and at the price quoted at the

time of the purchase with a deviation of up to 10%

[Authority expires at the conclusion of next AGM]

PROPOSAL #7.4: Amend the Incentive Guidelines                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Chairman of the meeting           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NOVOZYMES A/S

  TICKER:                  N/A                 CUSIP:   K7317J117

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: The Board of Directors' report on the          ISSUER             NO              N/A                  N/A

Company's activities for the year ended

PROPOSAL #2.: Approve the audited annual report,                ISSUER            YES             FOR                  FOR

including discharge of the Executive Management and

the Board of Directors from liability during the past

 FY

PROPOSAL #3.: Approve a dividend of DKK 5.75 per A/B         ISSUER            YES             FOR                  FOR

share of DKK 10

PROPOSAL #411.1: Amend Article 3.1 [Object] as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #411.2: Approve to introduce a new Article.         ISSUER            YES             FOR                  FOR

5.2 [Register of shareholders] as specified

PROPOSAL #411.3: Amend Article 6 [Authorization to            ISSUER            YES         AGAINST           AGAINST

implement a capital increase] as specified

PROPOSAL #411.4: Amend Article 8.8 [Electronic                   ISSUER            YES             FOR                  FOR

communication] as specified

PROPOSAL #411.5: Amend Article 12 [Agenda] as                     ISSUER            YES         AGAINST           AGAINST

specified

PROPOSAL #411.6: Amend Article 13.2 [Election to the         ISSUER            YES             FOR                  FOR

Board of Directors] as specified

PROPOSAL #411.7: Amend Article 13.3 [Chairman and              ISSUER            YES             FOR                  FOR

Vice Chairman] as specified

PROPOSAL #411.8: Amend Article 13.5 [Resolutions of          ISSUER            YES             FOR                  FOR

the Board of Directors] as specified

PROPOSAL #411.9: Approve to introduce a new Article          ISSUER            YES             FOR                  FOR

17.4 [Extraordinary dividend] as specified

PROPOSAL #412.1: Amend Article 8.5 [Notice convening         ISSUER            YES             FOR                  FOR

Shareholders' Meetings] as specified

PROPOSAL #412.2: Amend Article 15 [Language, as                 ISSUER            YES             FOR                  FOR

specified]

PROPOSAL #421.1: Amend Article 4.4 [Shareholders'              ISSUER            YES             FOR                  FOR

obligation to redeem shares Lapses] as specified

PROPOSAL #421.2: Amend Article 5.1 [Terms] as                     ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.3: Amend Article 5.4 [Terms] as                     ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.4: Amend Article. 7.1 [Terms] as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.5: Amend Article 10.4 [Proxy] as                   ISSUER            YES             FOR                  FOR

specified

PROPOSAL #421.6: Amend Article 11.4 [Voting by proxy]        ISSUER            YES             FOR                  FOR

 as specified

PROPOSAL #421.7: Amend Article 13.4 [Notice convening        ISSUER            YES             FOR                  FOR

 Board meetings] as specified

PROPOSAL #421.8: Amend Article 13.6 [Availability of         ISSUER            YES             FOR                  FOR

rules of procedure] as specified

PROPOSAL #421.9: Amend Article 13.8 [Approval of                ISSUER            YES             FOR                  FOR

remuneration of the Board of Directors] as specified

PROPOSAL #42110: Amend Article 14.2 [Reference to              ISSUER            YES             FOR                  FOR

website] as specified

PROPOSAL #42111: Amend Article 17.3 [Reference,                 ISSUER            YES             FOR                  FOR

terms, and obsolescence] as specified

PROPOSAL #422.1: Amend Article 8.4 [Extraordinary              ISSUER            YES             FOR                  FOR

Shareholders' Meeting] as specified

PROPOSAL #422.2: Amend Article 8.6 [Availability of          ISSUER            YES             FOR                  FOR

information] as specified

PROPOSAL #422.3: Amend Article 8.7 [Shareholders'              ISSUER            YES             FOR                  FOR

right to submit proposals] as specified

PROPOSAL #422.4: Amend Article 9.2 [Availability of          ISSUER            YES             FOR                  FOR

minutes] as specified

PROPOSAL #422.5: Amend Article 11.1 [Registration              ISSUER            YES             FOR                  FOR

date and admission ticket] as specified

PROPOSAL #4.3: Approve to make the appropriate                   ISSUER            YES             FOR                  FOR

changes to the numbering of the provisions in the

Articles of Association as a result of the amendments

 to the Articles of Association that may be adopted

at the Annual Shareholders' Meeting as well as

amendments to references, terms, and definitions as a

 result of the entering into force of the new

Companies Act, including changing the Danish word

aktiebog [register of shareholders] to ejerbog

[shareholders' register] and aktieselskabsloven

[Public Companies Act] to selskabsloven' [Companies

Act]; authorize the Chairman to make such alterations

 and additions to the resolutions passed at the

Annual Shareholders' Meeting and the notification to

the Commerce and Companies Agency as may be required

by the Agency in connection with registration of the

PROPOSAL #4.4: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

allow the Company to acquire treasury shares up to an

 aggregate nominal value of 10% of its share capital

in accordance with applicable law; approve that the

purchase price must not deviate by more than 10% from

 the market price on the date of acquisition; and

[Authority expires at the end of next AGM]

PROPOSAL #5.: Elect Henrik Gurtler as a Chairman                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Elect Kurt Anker Nielsen as a Vice                ISSUER            YES             FOR                  FOR

Chairman

PROPOSAL #7.a: Re-elect Paul Petter Aas to the Board         ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #7.b: Re-elect Jerker Hartwall to the Board         ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #7.c: Re-elect Walther Thygesen to the Board        ISSUER            YES             FOR                  FOR

 of Directors

PROPOSAL #7.d: Re-elect Mathias Uhlen to the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #8.: Re-elect PricewaterhouseCoopers                     ISSUER            YES         AGAINST           AGAINST

Statsautoriseret Revisionsaktieselskab as the Auditor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NRG ENERGY, INC.

  TICKER:                  NRG                 CUSIP:   629377508

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN F. CHLEBOWSKI                              ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: HOWARD E. COSGROVE                              ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: WILLIAM E. HANTKE                                ISSUER             NO              N/A                  N/A

ELECTION OF DIRECTOR: ANNE C. SCHAUMBURG                              ISSUER             NO              N/A                  N/A

PROPOSAL #02: APPROVAL OF NRG ENERGY, INC. AMENDED            ISSUER             NO              N/A                  N/A

AND RESTATED LONG-TERM INCENTIVE PLAN

PROPOSAL #03: APPROVAL OF NRG ENERGY, INC. AMENDED            ISSUER             NO              N/A                  N/A

AND RESTATED ANNUAL INCENTIVE PLAN FOR DESIGNATED

CORPORATE OFFICERS

PROPOSAL #04: APPROVAL OF AMENDMENT TO ARTICLE SIX OF        ISSUER             NO              N/A                  N/A

 THE AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION AMENDING THE VOTING STANDARD FOR

NONCONTESTED DIRECTOR ELECTIONS TO PROVIDE FOR

PROPOSAL #05: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER             NO              N/A                  N/A

 LLP AS NRG'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM THE BOARD OF DIRECTORS OF NRG

RECOMMENDS A VOTE AGAINST ITEMS 6, 7 AND 8

PROPOSAL #06: SHAREHOLDER PROPOSAL TO PREPARE A             SHAREHOLDER         NO              N/A                  N/A

REPORT DESCRIBING THE IMPACT OF NRG'S INVOLVEMENT

WITH THE CARBON PRINCIPLES ON THE ENVIRONMENT

PROPOSAL #07: EXELON CORPORATION'S PROPOSAL TO AMEND    SHAREHOLDER         NO              N/A                  N/A

NRG'S BYLAWS TO INCREASE THE SIZE OF THE BOARD OF

DIRECTORS OF NRG TO 19 MEMBERS

PROPOSAL #08: EXELON CORPORATION'S PROPOSAL TO REPEAL   SHAREHOLDER         NO              N/A                  N/A

 AND BYLAW AMENDMENTS ADOPTED BY THE BOARD OF

DIRECTORS OF NRG WITHOUT STOCKHOLDER APPROVAL AFTER

FEBRUARY 26, 2008 AND PRIOR TO THE EFFECTIVENESS OF

THE RESOLUTION EFFECTING SUCH REPEAL

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NRG ENERGY, INC.

  TICKER:                  NRG                 CUSIP:   629377508

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BETSY S. ATKINS                               SHAREHOLDER        YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH E. FAISON                               SHAREHOLDER        YES             FOR                  FOR

ELECTION OF DIRECTOR: COLEMAN PETERSON                              SHAREHOLDER        YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. WAJNERT                            SHAREHOLDER        YES             FOR                  FOR

PROPOSAL #02: TO EXPAND THE SIZE OF THE NRG BOARD OF    SHAREHOLDER        YES             FOR                  FOR

DIRECTORS TO PROVIDE FOR AN NRG BOARD OF DIRECTORS OF

 19 DIVIDED INTO THREE APPROXIMATELY EQUAL CLASSES BY

 AMENDING ARTICLE III, SECTION 2 OF THE NRG AMENDED

AND RESTATED BYLAWS TO READ AS SET FORTH IN EXELON'S

PROXY STATEMENT.

PROPOSAL #3A: ASSUMING PROPOSAL 2 IS APPROVED, TO          SHAREHOLDER        YES             FOR                  FOR

ELECT DONALD DEFOSSET, JR (CLASS I) AS A DIRECTOR

PROPOSAL #3B: ASSUMING PROPOSAL 2 IS APPROVED, TO          SHAREHOLDER        YES             FOR                  FOR

ELECT RICHARD H. KOPPES (CLASS I) AS A DIRECTOR

PROPOSAL #3C: ASSUMING PROPOSAL 2 IS APPROVED, TO          SHAREHOLDER        YES             FOR                  FOR

ELECT JOHN M. ALBERTINE (CLASS II) AS A DIRECTOR

PROPOSAL #3D: ASSUMING PROPOSAL 2 IS APPROVED, TO          SHAREHOLDER        YES             FOR                  FOR

ELECT MARJORIE L. BOWEN (CLASS III) AS A DIRECTOR

PROPOSAL #3E: ASSUMING PROPOSAL 2 IS APPROVED, TO          SHAREHOLDER        YES             FOR                  FOR

ELECT RALPH G. WELLINGTON (CLASS III) AS A DIRECTOR

PROPOSAL #4: TO REPEAL ANY AMENDMENTS TO THE NRG           SHAREHOLDER        YES             FOR                  FOR

AMENDED AND RESTATED BYLAWS ADOPTED BY THE NRG BOARD

OF DIRECTORS WITHOUT THE APPROVAL OF THE NRG

STOCKHOLDERS AFTER FEBRUARY 26, 2008 AND PRIOR TO THE

 EFFECTIVENESS OF THE RESOLUTION PROPOSED IN PROPOSAL

PROPOSAL #5: TO ADOPT THE NRG ENERGY, INC. AMENDED        SHAREHOLDER        YES             FOR                  FOR

AND RESTATED LONG-TERM INCENTIVE PLAN.

PROPOSAL #6: TO ADOPT THE NRG ENERGY, INC. AMENDED        SHAREHOLDER        YES             FOR                  FOR

AND RESTATED ANNUAL INCENTIVE PLAN FOR DESIGNATED

CORPORATE OFFICERS.

PROPOSAL #7: TO APPROVE THE AMENDMENT TO ARTICLE SIX    SHAREHOLDER        YES             FOR                  FOR

OF THE AMENDED AND RESTATED CERTIFICATE OF

INCORPORATION AMENDING THE VOTING STANDARD FOR

UNCONTESTED DIRECTOR ELECTIONS TO PROVIDE FOR

MAJORITY VOTING.

PROPOSAL #8: TO RATIFY THE APPOINTMENT OF KPMG LLP AS   SHAREHOLDER        YES             FOR                  FOR

 NRG'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #9: TO APPROVE A STOCKHOLDER'S PROPOSAL TO      SHAREHOLDER        YES         ABSTAIN               FOR

PREPARE A REPORT DESCRIBING THE IMPACT OF NRG'S

INVOLVEMENT WITH THE CARBON PRINCIPLES ON THE

ENVIRONMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NS SOLUTIONS CORPORATION

  TICKER:                  N/A                 CUSIP:   J59332106

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NSK LTD.

  TICKER:                  N/A                 CUSIP:   J55505101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Entrustment to the Board of Directors          ISSUER            YES             FOR                  FOR

of Decision regarding Subscription of Stock

Acquisition Rights as Stock Options

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NSTAR

  TICKER:                  NST                 CUSIP:   67019E107

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GARY L. COUNTRYMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES S. DISTASIO        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: THOMAS J. MAY               ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NTN CORPORATION

  TICKER:                  N/A                 CUSIP:   J59353110

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NTPC LTD

  TICKER:                  N/A                 CUSIP:   Y6206E101

  MEETING DATE:      9/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009, and the profit and

loss account for the FYE on that date together with

report of the Board of Directors and the Auditors

thereon

PROPOSAL #2.: Approve the payment of interim dividend        ISSUER            YES             FOR                  FOR

 and declare final dividend for the year 2008-09

PROPOSAL #3.: Re-appoint Shri. Chandan Roy as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. R.K. Jain as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri. A.K. Singhal as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Shri. M.N. Buch as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Approve to fix their remuneration of            ISSUER            YES             FOR                  FOR

the Auditors

PROPOSAL #S.8: Amend, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Section 31 and other applicable provisions of the

Companies Act, 1956 or any amendment, modification or

 supersession thereof, the existing Article 61 and

Article 62 of the Articles of Association of the

Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NTT DATA CORPORATION

  TICKER:                  N/A                 CUSIP:   J59386102

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NTT DOCOMO,INC.

  TICKER:                  N/A                 CUSIP:   J59399105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Change Official                ISSUER            YES             FOR                  FOR

Company Name to NTT DOCOMO,  INC., Change Business

Lines

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NTT URBAN DEVELOPMENT CORPORATION

  TICKER:                  N/A                 CUSIP:   J5940Z104

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NUCOR CORPORATION

  TICKER:                  NUE                 CUSIP:   670346105

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DANIEL R. DIMICCO                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES D. HLAVACEK                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN H. WALKER                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF                               ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS NUCOR'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING

 DECEMBER 31, 2010

PROPOSAL #03: APPROVE AMENDMENTS TO NUCOR'S RESTATED         ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION ELIMINATING THE

CLASSIFIED STRUCTURE OF THE BOARD OF DIRECTORS

PROPOSAL #04: APPROVE THE 2010 STOCK OPTION AND AWARD        ISSUER            YES             FOR                  FOR

 PLAN

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING MAJORITY   SHAREHOLDER        YES         AGAINST               FOR

 VOTE

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING REPORT      SHAREHOLDER        YES         ABSTAIN           AGAINST

ON POLITICAL SPENDING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NUFARM LIMITED

  TICKER:                  N/A                 CUSIP:   Q7007B105

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report of the Company and the consolidated financial

statements of the Company and the Company's

controlled entities, the Directors' report and the

Auditor's report for the YE 31 JUL 2009

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Company for the YE 31 JUL 2009

PROPOSAL #3.a: Re-elect Dr. W.B. [Bruce] Goodfellow          ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires by rotation

 in accordance with the Company's constitution and

ASX Listing Rule 14.4

PROPOSAL #3.b: Re-elect Dr. J.W. [John] Stocker AO as        ISSUER            YES             FOR                  FOR

 a Director of the Company, who retires by rotation

in accordance with the Company's constitution and ASX

 Listing Rule 14.4

PROPOSAL #3.c: Re-elect Dr. R.J. [Bob] Edgar as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4.: Approve to issue of 26,700,000 Ordinary        ISSUER            YES         ABSTAIN           AGAINST

 Shares at an issue price of AUD 11.25 each on 21 MAY

 2009 to Institutional Investors as part of an

Institutional Equity Placement for the purpose of

Listing Rule 7.4

PROPOSAL #5.: Approve to increase the maximum total          ISSUER            YES             FOR                  FOR

remuneration payable to the Non-Executive Directors

from AUD 1,200,000 per annum to an amount not

exceeding AUD 1,600,000, to be divided among the Non-

Executive Directors in such proportions and manner as

 the Directors may determine

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NUFARM LIMITED

  TICKER:                  N/A                 CUSIP:   Q7007B105

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, for all purposes, the                        ISSUER            YES             FOR                  FOR

acquisition of up to 20% of the issued shares in

Nufarm by Sumitomo pursuant to the Tender Offer

proposed to be made by Sumitomo to all eligible

Nufarm shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NVIDIA CORPORATION

  TICKER:                  NVDA               CUSIP:   67066G104

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JAMES C. GAITHER         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JEN-HSUN HUANG             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: A. BROOKE SEAWELL        ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR

 ENDING JANUARY 30, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NVR, INC.

  TICKER:                  NVR                 CUSIP:   62944T105

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MANUEL H. JOHNSON        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID A. PREISER         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN M. TOUPS               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1D: ELECTION OF DIRECTOR: PAUL W. WHETSELL         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER

 31, 2010.

PROPOSAL #03: MANAGEMENT PROPOSAL TO AMEND OUR                   ISSUER            YES             FOR                  FOR

RESTATED ARTICLES OF INCORPORATION AND BYLAWS TO

DECLASSIFY THE BOARD OF DIRECTORS AND ESTABLISH

ANNUAL ELECTIONS FOR ALL DIRECTORS.

PROPOSAL #04: MANAGEMENT PROPOSAL TO ADOPT THE NVR,          ISSUER            YES         AGAINST           AGAINST

INC. 2010 EQUITY INCENTIVE PLAN, WHICH AUTHORIZES US

TO GRANT OPTIONS AND RESTRICTED SHARE UNITS TO OUR

EMPLOYEES TO ACQUIRE AN AGGREGATE OF 700,000 SHARES

OF NVR COMMON STOCK.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NWS HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G66897110

  MEETING DATE:      12/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

Auditor for the YE 30 JUN 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3AI: Re-elect Mr. Cheng Chi Ming, Brian as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #3AII: Re-elect Mr. Lam Wai Hon, Patrick as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3AIII: Re-elect Mr. Cheung Chin Cheung as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3AIV: Re-elect Mr. William Junior Guilherme        ISSUER            YES             FOR                  FOR

 Doo as a Director

PROPOSAL #3AV: Re-elect Mr. Wilfried Ernst                          ISSUER            YES             FOR                  FOR

Kaffenberger as a Director

PROPOSAL #3AVI: Re-elect Mr. Cheng Wai Chee,                       ISSUER            YES             FOR                  FOR

Christopher as a Director

PROPOSAL #3.B: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4.: Re-appoint the Auditor and authorize            ISSUER            YES             FOR                  FOR

the Board of Directors to fix the Auditor's

PROPOSAL #5.I: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Company from HKD 2,400,000,000

to HKD 4,000,000,000 by the creation of an additional

 1,600,000,000 shares of HKD 1.00 each in the capital

 of the Company

PROPOSAL #5.II: Authorize the Directors of the                   ISSUER            YES         AGAINST           AGAINST

Company, subject to this resolution, during the

Relevant Period of all the powers of the Company to

allot, issue and deal with additional shares in the

capital of the Company or securities convertible into

 such shares or options, warrants, or similar rights

to subscribe for any shares or convertible securities

 and to make or grant offers, agreements and options

which would or might require the exercise of such

powers and to make or grant offers, agreements and

options which might require the exercise of such

powers after the end of the Relevant Period, not

exceeding 20% of the aggregate nominal amount of the

share capital of the Company in issue as at the date

of passing of this resolution, otherwise than

pursuant to [i] a rights issue; [ii] the exercise of

any conversion rights attaching to any securities

which are convertible into shares of the Company;

[iii] the exercise of the rights under any option

scheme or similar arrangement for the time being

adopted for the grant or issue to Directors and/or

employees of the Company and/or any of its

subsidiaries of options to subscribe for, or rights

to acquire, shares of the Company; or [iv] any issue

of shares as scrip dividends or similar arrangement

providing for the allotment of shares in lieu of the

whole or part of a dividend on shares of the Company

in accordance with the bye-laws of the Company;

[Authority expires the earlier of the conclusion of

the next AGM or the expiration of the period within

PROPOSAL #5.III: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, during the Relevant Period, to repurchase

its own shares on The Stock Exchange of Hong Kong

Limited [the Stock Exchange] or on any other Stock

Exchange on which the shares of the Company may be

listed and recognized by the Securities and Futures

Commission and the Stock Exchange for this purpose,

subject to and in accordance with all applicable laws

 and the requirements of the Rules Governing the

Listing of Securities on the Stock Exchange or that

of any other stock exchange as amended from time to

time not exceeding 10% of the aggregate nominal

amount of the share capital of the Company in issue

as at the date of the passing of this resolution;

[Authority expires the earlier of the conclusion of

the next AGM or the expiration of the period within

which the next AGM is to be held by law]

PROPOSAL #5.IV: Approve that, conditional upon the            ISSUER            YES         AGAINST           AGAINST

Resolutions 5II and 5III being passed, to extend the

general mandate granted to the Directors of the

Company pursuant to Resolution 5II by the addition to

 the aggregate nominal amount of the share capital of

 the Company which may be allotted by the Directors

of the Company pursuant to such general mandate, an

amount representing the aggregate nominal amount of

the shares repurchased by the Company under the

authority granted pursuant to Resolution 5III

provided that such amount shall not exceed 10% of the

 aggregate nominal amount of the share capital of the

 Company in issue as at the date of passing of this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NWS HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   G66897110

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, ratify and confirm the CTF                ISSUER            YES             FOR                  FOR

Master Services Agreement and the proposed annual

caps in respect of the continuing connected

transactions thereunder for each of the 3 FYs ending

30 JUN 2013, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  NYSE EURONEXT

  TICKER:                  NYX                 CUSIP:   629491101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANDRE BERGEN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELLYN L. BROWN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARSHALL N. CARTER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICIA M. CLOHERTY                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SIR GEORGE COX                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SYLVAIN HEFES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAN-MICHIEL HESSELS                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DUNCAN M. MCFARLAND                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES J. MCNULTY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DUNCAN L. NIEDERAUER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICARDO SALGADO                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT G. SCOTT                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACKSON P. TAI                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEAN-FRANCOIS THEODORE                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RIJNHARD VAN TETS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SIR BRIAN WILLIAMSON                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS NYSE EURONEXT'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: TO APPROVE THE STOCKHOLDER PROPOSAL TO    SHAREHOLDER        YES         AGAINST           AGAINST

ADOPT SIMPLE MAJORITY VOTING IN OUR CERTIFICATE OF

INCORPORATION AND BYLAWS.

PROPOSAL #04: TO APPROVE THE STOCKHOLDER PROPOSAL          SHAREHOLDER        YES         AGAINST               FOR

REGARDING CERTIFICATED SHARES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  O A O TATNEFT

  TICKER:                  N/A                 CUSIP:   670831205

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of the Company        ISSUER            YES             FOR                  FOR

 for the year 2009

PROPOSAL #2: Approve the annual financial statements,        ISSUER            YES             FOR                  FOR

 including profit and loss statements [profit and

loss account] of the Company for the 2009

PROPOSAL #3: Approve the distribution of net income          ISSUER            YES             FOR                  FOR

based on the financial statements of the Company for

2009 prepared under Russian Accounting Regulations;

the net income of the Company for 2009 under the said

 financial statements was 50.9 BLN Russian Rubles;

30% [approximately 15.3 BLN Russian Rubles] is

proposed to be paid as dividends to the shareholders,

 the remaining portion to be retained by the Company

to finance its capital expenditure and other expenses

PROPOSAL #4: Approve to pay dividends for the year            ISSUER            YES             FOR                  FOR

2009 in the amount of a) 656% of the nominal value

per OAO Tatneft preferred share; b) 656% of the

nominal value per OAO Tatneft ordinary share; to

determine that dividends shall be paid from 01 JUL

though 31 DEC 2010; dividend shall be paid in cash

PROPOSAL #5.1: Election of Shafagat Fahrazovich                 ISSUER            YES         AGAINST           AGAINST

TAKHAUTDINOV to the Board of Directors

PROPOSAL #5.2: Election of Radik Raufovich                          ISSUER            YES         AGAINST           AGAINST

GAIZATULLIN to the Board of Directors

PROPOSAL #5.3: Election of Sushovan GHOSH to the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.4: Election of Nail Gabdulbarievich                 ISSUER            YES         AGAINST           AGAINST

IBRAGIMOV to the Board of Directors

PROPOSAL #5.5: Election of Rais Salikhovich KHISAMOV         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.6: Election of Vladimir Pavlovich                     ISSUER            YES         AGAINST           AGAINST

LAVUSHCHENKO to the Board of Directors

PROPOSAL #5.7: Election of Nail Ulfatovich MAGANOV to        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors

PROPOSAL #5.8: Election of Renat Halliulovich                     ISSUER            YES         AGAINST           AGAINST

MUSLIMOV to the Board of Directors

PROPOSAL #5.9: Election of Renat Kasimovich SABIROV          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.10: Election of Valery Yurievich SOROKIN         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.11: Election of Mirgazian Zakievich                 ISSUER            YES         AGAINST           AGAINST

TAZIEV to the Board of Directors

PROPOSAL #5.12: Election of Azat Kiyamovich KHAMAEV          ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.13: Election of Maria Leonidovna                       ISSUER            YES             FOR                  FOR

VOSKRESENSKAYA to the Board of Directors

PROPOSAL #5.14: Election of David William WAYGOOD to         ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #6.1: Election of Tamara Mikhailovna VILKOVA        ISSUER            YES             FOR                  FOR

 as a member to the Audit Commission

PROPOSAL #6.2: Election of Nazilya Faizrakhmanovna            ISSUER            YES             FOR                  FOR

GALIEVA as a member to the Audit Commission

PROPOSAL #6.3: Election of Ferdinand Rinatovich                 ISSUER            YES             FOR                  FOR

GALIULLIN as a member to the Audit Commission

PROPOSAL #6.4: Election of Venera Gibadullovna                   ISSUER            YES             FOR                  FOR

KUZMINA as a member to the Audit Commission

PROPOSAL #6.5: Election of Nikolai Kuzmich LAPIN as a        ISSUER            YES             FOR                  FOR

 member to the Audit Commission

PROPOSAL #6.6: Election of Liliya Rafaelovna                       ISSUER            YES             FOR                  FOR

RAKHIMZYANOVA as a member to the Audit Commission

PROPOSAL #6.7: Election of Alfiya Azgarovna SINEGAEVA        ISSUER            YES             FOR                  FOR

 as a member to the Audit Commission

PROPOSAL #6.8: Election of Ravil Anasovich                          ISSUER            YES             FOR                  FOR

SHARIFULLIN as a member to the Audit Commission

PROPOSAL #7.: Approve ZAO Energy Consulting Audit as         ISSUER            YES             FOR                  FOR

the External Auditor of OAO Tatneft to conduct

statutory audit of the annual financial statements

for 2010 prepared under Russian Accounting Standards

for the term of 1 year

PROPOSAL #8.: Approve to introduce amendments and              ISSUER            YES             FOR                  FOR

modifications to the Charter of OAO Tatneft and to

the regulation on the general shareholders' meeting

of OAO Tatneft

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OBAYASHI CORPORATION

  TICKER:                  N/A                 CUSIP:   J59826107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Change Company's              ISSUER            YES             FOR                  FOR

Location to Minato-ku, Tokyo

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OBIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J5946V107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OCCIDENTAL PETROLEUM CORPORATION

  TICKER:                  OXY                 CUSIP:   674599105

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SPENCER ABRAHAM           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN S. CHALSTY           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEPHEN I. CHAZEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: EDWARD P.                     ISSUER            YES             FOR                  FOR

DJEREJIAN

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN E. FEICK               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CARLOS M.                     ISSUER            YES             FOR                  FOR

GUTIERREZ

PROPOSAL #1G: ELECTION OF DIRECTOR: RAY R. IRANI                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: IRVIN W. MALONEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: AVEDICK B.                   ISSUER            YES             FOR                  FOR

POLADIAN

PROPOSAL #1J: ELECTION OF DIRECTOR: RODOLFO SEGOVIA           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: AZIZ D. SYRIANI           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: ROSEMARY TOMICH           ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: WALTER L. WEISMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF KPMG AS            ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS.

PROPOSAL #03: RE-APPROVAL OF PERFORMANCE GOALS UNDER         ISSUER            YES             FOR                  FOR

INCENTIVE PLAN PURSUANT TO TAX DEDUCTION RULES.

PROPOSAL #04: ADVISORY VOTE APPROVING EXECUTIVE                 ISSUER            YES             FOR                  FOR

COMPENSATION PHILOSOPHY AND PRACTICE.

PROPOSAL #05: ELIMINATION OF COMPENSATION OVER               SHAREHOLDER        YES         AGAINST               FOR

$500,000 PER YEAR.

PROPOSAL #06: POLICY TO SEPARATE CHAIRMAN AND CHIEF      SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE OFFICER ROLES.

PROPOSAL #07: PERCENTAGE OF STOCKHOLDER OWNERSHIP          SHAREHOLDER        YES         AGAINST               FOR

REQUIRED TO CALL SPECIAL MEETING OF STOCKHOLDERS.

PROPOSAL #08: REPORT ON ASSESSMENT OF HOST COUNTRY        SHAREHOLDER        YES         ABSTAIN           AGAINST

LAWS.

PROPOSAL #09: DIRECTOR ELECTION BY MAJORITY                    SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDER VOTE.

PROPOSAL #10: REPORT ON INCREASING INHERENT SECURITY    SHAREHOLDER        YES         ABSTAIN           AGAINST

OF CHEMICAL FACILITIES.

PROPOSAL #11: POLICY ON ACCELERATED VESTING IN EVENT    SHAREHOLDER        YES         AGAINST               FOR

OF CHANGE IN CONTROL.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OCI COMPANY LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y6435J103

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Soo Young Lee as an Inside          ISSUER            YES         AGAINST           AGAINST

Director and Shin Il Chun and Jong Shin Kim as an

Outside Directors

PROPOSAL #4: Election of Member of the Auditor                   ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5: Approve the remuneration limit for the          ISSUER            YES             FOR                  FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ODAKYU ELECTRIC RAILWAY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J59568139

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS-AG (VER

  TICKER:                  N/A                 CUSIP:   A5528H103

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation of the adopted         ISSUER            YES             FOR                  FOR

annual financial statements 2009 with the Management

report if the Executive Board and the Corporate-

Governance report, the consolidated annual financial

statements with the Group Management Report and the

report of the Supervisory Board for the FY 2009

PROPOSAL #2: Approve the appropriation of the net              ISSUER            YES             FOR                  FOR

profit as declared in the annual financial statements

 2009

PROPOSAL #3: Grant discharge the Members of the                 ISSUER            YES             FOR                  FOR

Executive and Supervisory Boards for the FY 2009

PROPOSAL #4: Election of the Independent Financial            ISSUER            YES             FOR                  FOR

Auditor for the Company and group for

PROPOSAL #5: Amend the Statute in accordance with the        ISSUER            YES             FOR                  FOR

 amended statutory clauses and amendment to the exact

 Company name

PROPOSAL #6: Election of the Supervisory Board                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OGX PETROLEO E GAS PARTICIPACOES S A

  TICKER:                  N/A                 CUSIP:   P7356Y103

  MEETING DATE:      9/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Elect Mr. Raphael Hermeto De Almeida            ISSUER            YES             FOR                  FOR

Magalhaes as the Member of the Board of Director

PROPOSAL #II.: Approve to grant the stock options for        ISSUER            YES             FOR                  FOR

 Company-issued shares in favor of Mr. Raphael

Hermeto De Almeida Magalhaes, under the terms and

conditions of the stock option granted to the other

members of the Board of Directors

PROPOSAL #III.: Amend the Article 5 and consolidation        ISSUER            YES             FOR                  FOR

 of the Company's Corporate bylaws, bearing in mind

(a) the increase in capital approved at the meeting

of the Board of Directors held on 16 JUN 2008, (b)

the exercise of the right to subscribe shares arising

 from the Stock Option Plan for Company issued

shares, approved in the EGM held on 30 APR 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OGX PETROLEO E GAS PARTICIPACOES S A

  TICKER:                  N/A                 CUSIP:   P7356Y103

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the split of shares issued by          ISSUER            YES             FOR                  FOR

the Company, by which each existing share will come

to represent 100 shares

PROPOSAL #II.: Amend Article 5 and consolidation of          ISSUER            YES             FOR                  FOR

the Corporate Bylaws of the Company, in such a way as

 to reflect the number of shares into which its share

 capital is divided after the share split

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OGX PETROLEO E GAS PARTICIPACOES S A

  TICKER:                  N/A                 CUSIP:   P7356Y103

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Article 5 of the Corporate              ISSUER            YES         AGAINST           AGAINST

Bylaws of the Company and its later consolidation

bearing in mind recent issuances of shares by the

Management as a result of the exercise of stock

subscription options granted by the Company to its

workers within the framework of the stock purchase or

 subscription option program approved by a general

meeting on 30 APR 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OGX PETROLEO E GAS PARTICIPACOES S A

  TICKER:                  N/A                 CUSIP:   P7356Y103

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve the financial statements and the        ISSUER            YES             FOR                  FOR

 Independent Auditor's report relating to the FYE 31

DEC 2009

PROPOSAL #II: Approve the destination of the YE                 ISSUER            YES             FOR                  FOR

results of 2009

PROPOSAL #III: Election of the Members of the Board          ISSUER            YES             FOR                  FOR

of Directors

PROPOSAL #IV: Approve to set the global remuneration         ISSUER            YES         AGAINST           AGAINST

of the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL & NATURAL GAS CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Y64606117

  MEETING DATE:      9/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and profit & loss account for

 the YE on 31 MAR 2009 together with the reports of

the Board of Directors and the Auditors' thereon and

comments of the Comptroller & Auditor General of

India in terms of Section 619 of the Companies Act,

PROPOSAL #2.: Approve to confirm the payment of                 ISSUER            YES             FOR                  FOR

interim dividend and declare a final dividend on

equity shares, for the year 2008-2009

PROPOSAL #3.: Re-appoint Dr. A.K. Balyan as a                     ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri U.N. Bose as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint Shri S.S. Rajsekar as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

PROPOSAL #6.: Appoint Shri S. Balachandran as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #7.: Appoint Shri Santosh Nautiyal as a                ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #8.: Appoint Smt. L.M. Vas, Addl. Secy, DEA,        ISSUER            YES             FOR                  FOR

 MoF as a Director of the Company, who is liable to

retire by rotation

PROPOSAL #9.: Appoint Shri Sudhir Vasudeva as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #10.: Appoint Ms. Anita Das as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who is liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL REFINERIES LTD

  TICKER:                  N/A                 CUSIP:   M7521B106

  MEETING DATE:      12/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES             FOR                  FOR

Directors' report for the year 2008

PROPOSAL #2.: Re-appoint the Accountant Auditors and         ISSUER            YES             FOR                  FOR

authorize the Board to fix their remuneration

PROPOSAL #3.1: Re-appoint Y. Rozen - Chairman as an          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.2: Re-appoint D. Federman as an                        ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.3: Re-appoint A. Zilberberg as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.4: Re-appoint U. Slonim as an Officiating        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.5: Re-appoint A. Paz as an Officiating            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.6: Re-appoint R. Karol as an Officiating         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.7: Re-appoint N. Ronen as an Officiating         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.8: Approve that the External Directors            ISSUER            YES             FOR                  FOR

continue in office by provision by law

PROPOSAL #4.: Approve the revocation of the                        ISSUER            YES             FOR                  FOR

entitlement of additional compensation for the

Chairman of a Board Committee who is an Independent

Director

PROPOSAL #5.: Approve the sale by Israel                              ISSUER            YES             FOR                  FOR

Petrochemical Industries Ltd., a controlling

shareholder, to the Company of its half share of

Carmel Ulpinim Ltd. in such manner that the Company

will own 100% of Carmel, in consideration for the

issue of 431,610,944 shares of the Company (17.75%)

PROPOSAL #6.: Approve the issue to the Director D.            ISSUER            YES             FOR                  FOR

Federman of a liability exemption on the same terms

as approved by general meeting with regard to the

other Directors

PROPOSAL #7.: Approve the issue to Federman of a                ISSUER            YES             FOR                  FOR

liability indemnity undertaking on the same terms as

the other directors, limited in the aggregate for all

 D and O to NIS 731.5 million [25% of the

shareholders' equity when approved by general meeting

 for the other Directors]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL REFINERIES LTD

  TICKER:                  N/A                 CUSIP:   M7521B106

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-appoint Accountant Auditors and                 ISSUER            YES             FOR                  FOR

authorize the Board to fix their remuneration

PROPOSAL #2.1: Re-appoint Yossi Rosen as a Chairman           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-appoint David Federman as a                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.3: Re-appoint Arie Silberberg as a                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.4: Re-appoint Uri Slonim as a Officiating        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.5: Re-appoint Prof. Arie Obadiah as a              ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.6: Re-appoint Avisar Paz as a Officiating        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #2.7: Re-appoint Ran Karol as a Officiating         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.8: Re-appoint Nehama Ronen as a                        ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.9: Re-appoint Eran Schwartz as a                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3: Re-appoint Prof. Yachin Cohen and Prof.         ISSUER            YES             FOR                  FOR

Daphne Schwartz as the External Directors for an

additional statutory 3 year period

PROPOSAL #4: Approve the payment of remuneration in          ISSUER            YES             FOR                  FOR

the amount of NIS 45,000 a month to Directors who are

 Chairman of a Sector Board provided that they are

not connected with the owner of control, are not

External or Independent Directors and not employees

of the Company; this remuneration will replace their

entitlement to any other remuneration of Directors

PROPOSAL #5: Approve the payment to the Chairman, Mr.        ISSUER            YES             FOR                  FOR

 Yossi Rosen, of a bonus in the amount of NIS 1

million for 2009 and an additional special bonus of

NIS 1.25 million, total NIS 2.25 million

PROPOSAL #6: Approve the payment to Mr. David                     ISSUER            YES             FOR                  FOR

Federman, Deputy Chairman and an owner of control, of

 a bonus in the amount of NIS 1.25 million by the

subsidiary Carmel Ulpinim Ltd

PROPOSAL #7: Approve the discussion of the financial         ISSUER            YES             FOR                  FOR

statements and Directors' report for the year 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OIL SEARCH LTD

  TICKER:                  N/A                 CUSIP:   Y64695110

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive the financial statements of            ISSUER            YES             FOR                  FOR

the Company, together with the Directors' and the

Auditors' reports, for the YE 31 DEC 2009

PROPOSAL #O.2: Re-elect Gerea Aopi as a Director of          ISSUER            YES             FOR                  FOR

the Company, who retires in accordance with Clause

15.3(c) of the Company's constitution

PROPOSAL #O.3: Re-elect Martin Kriewaldt as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with Clause 15.3(b) of the Company's Constitution

PROPOSAL #O.4: Re-elect John Stitt as a Director of          ISSUER            YES             FOR                  FOR

the Company, who retires in accordance with Clause

15.3(b) of the Company's constitution

PROPOSAL #O.5: Reappoint Deloitte Touche Tohmatsu as         ISSUER            YES             FOR                  FOR

the Auditor who retires in accordance with Sections

190 and 191 of the Company's Act 1997 and authorize

the Directors to fix the fees and expenses of the

Auditor

PROPOSAL #S.6: Approve the issue of up to 350,000              ISSUER            YES             FOR                  FOR

performance rights to the Managing Director Peter

Botten, pursuant to the rules and terms of issue of

the Performance Rights Plan  PR Plan

PROPOSAL #S.7: Approve the issue of up to 75,000                ISSUER            YES             FOR                  FOR

Performance Rights to the Executive Director Gerea

Aopi, pursuant to the rules and terms of issue of the

 Performance Rights Plan

PROPOSAL #S.8: Approve the issue of 132,381                        ISSUER            YES             FOR                  FOR

Restricted Shares to the Managing Director Peter

Botten, pursuant to the Restricted Shares Plan by way

 of a mandatory deferral of 50% of the Managing

Director's short term incentive in respect of the

PROPOSAL #S.9: Approve the issue to the Executive              ISSUER            YES             FOR                  FOR

Director, Gerrea Aopi, pursuant to the Restricted

Shares Plan 133,240 restricted shares comprising of

(a) 33,240 restricted shares by way of mandatory

deferral of 50% of the executive director's short

term incentive in respect of the 2009 year and (b)

100,000 restricted shares by way of a retention award

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJI PAPER CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J6031N109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Continuance of the Policy                 ISSUER            YES         AGAINST           AGAINST

Regarding Large-scale Purchases of the Company's

PROPOSAL #4.: Shareholders' Proposals: Remove a                 ISSUER            YES         AGAINST               FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJSC MMC NORILSK NICKEL

  TICKER:                  N/A                 CUSIP:   46626D108

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve MMC Norilsk Nickel's 2009 annual        ISSUER            YES             FOR                  FOR

 report

PROPOSAL #2: Approve MMC Norilsk Nickel's 2009 annual        ISSUER            YES             FOR                  FOR

 accounting statements including profit and loss

statement

PROPOSAL #3: Approve the distribution of MMC Norilsk         ISSUER            YES             FOR                  FOR

Nickel's profits and losses for 2009 as per the

recommendation of the Board of Directors

PROPOSAL #4: Approve to pay-out dividends on MMC                ISSUER            YES             FOR                  FOR

Norilsk Nickel's shares for the year 2009 in the

amount RUB 210 per ordinary share

PROPOSAL #0000: PLEASE NOTE THAT CUMULATIVE VOTING            ISSUER             NO              N/A                  N/A

APPLIES TO THIS RESOLUTION REGARDING THE ELECTION OF

DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN REMOVED

FOR THIS MEETING. PLEASE NOTE THAT ONLY A VOTE FOR

THE DIRECTOR WILL BE CUMULATED. PLEASE CONTACT YOUR

CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY

PROPOSAL #5.1: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Dmitry O. Afanasiev

 as a Member of the Board of Directors

PROPOSAL #5.2: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Boris Bakal as a

Member of the Board of Directors

PROPOSAL #5.3: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Alexey V. Bashkirov

 as a Member of the Board of Directors

PROPOSAL #5.4: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Andrey E. Bougrov

as a Member of the Board of Directors

PROPOSAL #5.5: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Olga V. Voitovich

as a Member of the Board of Directors

PROPOSAL #5.6: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Alexander S.

Voloshin as a Member of the Board of Directors

PROPOSAL #5.7: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Artem O. Volynets

as a Member of the Board of Directors

PROPOSAL #5.8: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Vadim V. Geraskin

as a Member of the Board of Directors

PROPOSAL #5.9: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Election of Maxim A. Goldman as

 a Member of the Board of Directors

PROPOSAL #5.10: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Oleg V. Deripaska

as a Member of the Board of Directors

PROPOSAL #5.11: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Marianna A.

Zakharova as a Member of the Board of Directors

PROPOSAL #5.12: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Olga N. Zinovieva

as a Member of the Board of Directors

PROPOSAL #5.13: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Natalia V.

Kindikova as a Member of the Board of Directors

PROPOSAL #5.14: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Andrey A. Klishas

as a Member of the Board of Directors

PROPOSAL #5.15: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Dmitry R. Kostoev

as a Member of the Board of Directors

PROPOSAL #5.16: Election of Bradford Alan Mills as a         ISSUER            YES             FOR                  FOR

Member of the Board of Directors

PROPOSAL #5.17: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Oleg M.

Pivovarchuk as a Member of the Board of Directors

PROPOSAL #5.18: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Dmitry V. Razumov

as a Member of the Board of Directors

PROPOSAL #5.19: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Petr I. Sinshinov

as a Member of the Board of Directors

PROPOSAL #5.20: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Tatiana V. Soina

as a Member of the Board of Directors

PROPOSAL #5.21: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Maxim M. Sokov as

a Member of the Board of Directors

PROPOSAL #5.22: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Vladislav A.

Soloviev as a Member of the Board of Directors

PROPOSAL #5.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Vladimir I.

Strzhalkovsky as a Member of the Board of Directors

PROPOSAL #5.24: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Election of Vasily N. Titov as

 a Member of the Board of Directors

PROPOSAL #5.25: Election of John Gerad Holden as a            ISSUER            YES             FOR                  FOR

Member of the Board of Directors

PROPOSAL #6.1: Election of Petr V. Voznenko as a                ISSUER            YES             FOR                  FOR

Member of the Revision Commission

PROPOSAL #6.2: Election of Alexey A. Kargachov as a          ISSUER            YES             FOR                  FOR

Member of the Revision Commission

PROPOSAL #6.3: Election of Elena A. Mukhina as a                ISSUER            YES             FOR                  FOR

Member of the Revision Commission

PROPOSAL #6.4: Election of Dmitry V. Pershinkov as a         ISSUER            YES             FOR                  FOR

Member of the Revision Commission

PROPOSAL #6.5: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES                                 AGAINST

SHAREHOLDER PROPOSAL: Election of Tatiana V. Potarina

 as a Member of the Revision Commission

PROPOSAL #6.6: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Election of Tamara A. Sirotkina

 as a Member of the Revision Commission

PROPOSAL #6.7: Election of Sergey G. Khodacevich as a        ISSUER            YES                                 AGAINST

 Member of the Revision Commission

PROPOSAL #7: Approve the Rosexpertiza LLC as the                ISSUER            YES             FOR                  FOR

Auditor of MMC Norilsk Nickel's 2009 Russian

accounting statements

PROPOSAL #8.1: Approve the principle amount of                   ISSUER            YES         AGAINST           AGAINST

remuneration to be paid to an Independent Director

shall be USD 62,500 per quarter [to be paid in

Russian Rubles at the exchange rate fixed by the Bank

 of Russia on the day of payment] and that expenses

in the amount of up to RUB 2 million year shall be

reimbursed upon presentation of document proof, the

above mentioned sum is gross of taxes and charges

applicable, if an Independent Director presides over

a Board Committee to establish that the additional

remuneration in the amount of USD 31,250 per quarter,

 shall be paid to such Independent Director for each

presided Committees [to be paid in Russian Rubles at

the exchange rate fixed by the bank of Russian on the

 Day of payment] the above mentioned sum is gross of

taxes and charges applicable, to establish that the

principle amount of remuneration to be paid to

Chairman of the Board of Directors, in case he is an

Independent Director, shall be USD 2,500,000 per year

 [to be paid in Russian Rubbles at the exchange rate

fixed by the Bank of Russia on the day of payment],

the above mentioned sum is gross of taxes and charges

 applicable, to establish that the amount of annual

bonus to be paid to a Chairman of the Board of

Directors, in case he is an Independent Director,

shall be USD 3,000,000 per year [to be paid in

Russian Rubles at the exchange rate fixed by the bank

 of Russia on the day of payment], the above

mentioned sum is gross of taxes and charges

applicable, remuneration sums mentioned in clauses 1,

 2, 3 and 4 of this resolution shall be paid for the

period from 29 JUN 2010 and to date, on which the

term of the respective Independent Director will end

and/ or until he/she ceases to carry out his/her

professional duties as Chairman of the Committee

PROPOSAL #8.2: Approve the Incentive Program - Option        ISSUER            YES             FOR                  FOR

 Plan for Independent Directors of MMC Norilsk

Nickel, to establish that the program will be valid

from 29 JUN 2010 to 30 JUN 2011

PROPOSAL #9: Approve the value of property being the         ISSUER            YES             FOR                  FOR

subject of interrelated transactions to indemnify

Members of the Board of Directors and Members of the

Management Board of OJSC MMC Norilsk Nickel against

damages the aforementioned persons may incur in their

 respective positions specified above shall not

exceed USD 115,000,000 for each transaction

PROPOSAL #10: Approve the interrelated transactions,         ISSUER            YES             FOR                  FOR

to which all the Members of the Board of Directors

and Members of the Management Board of OJSC MMC

Norilsk Nickel are interested parties, and which

involve the obligations of OJSC MMC Norilsk Nickel to

 indemnify Members of the Board of Directors and

Members of the Management Board of OJSC MMC Norilsk

Nickel against damages the aforementioned persons may

 incur in their respective positions specified above,

 shall not exceed USD 115,000,000 for each such person

PROPOSAL #11: Approve that the value of services                ISSUER            YES             FOR                  FOR

involving liability insurance for members of the

Board of Directors and Members of the Management

Board of OJSC MMC Norilsk Nickel with liability

limited to USD 150,000,000 and additional insurance

coverage limit of USD 50,000,000 shall not exceed USD

PROPOSAL #12: Approve the transaction, to which all          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Members of

the Management Board of OJSC MMC Norilsk Nickel are

interested parties, involving liability insurance for

 Members of the Board of Directors and Members of the

 Management Board of OJSC MMC Norilsk Nickel who will

 be beneficiary parties to the transaction by a

Russian Insurance Company, for the 1 year term with

liability limited to USD 150,000,000 and additional

insurance coverage limit of USD 50,000,000 and with

premium to insurer not exceeding USD 1,200,000

PROPOSAL #13: Approve the interrelated transactions          ISSUER            YES             FOR                  FOR

between OJSC MMC Norilsk Nickel and CJSC Normetimpex

considered to be interested parties transaction under

 which OJSC MMC Norilsk Nickel delegates CJSC

Normetimpex execution of legal and other actions,

envisaged at sales in domestic and international

market till DEC 2013 inclusive, belongings of OSJC

MMC Norilsk Nickel, nickel and nickel products in the

 amount up to 240,000 tonnes, copper products in the

amount up to 450,000 tonnes, cobalt and cobalt

products in the amount up to 5,000 tonnes, platinum

and platinum products in the amount up to 100 kg,

palladium products in the amount up to 5 kg gold in

the amount up to 4,500 kg silver in the amount up to

75,000 kg selenium in the amount up to 100 tonnes,

tellurium in the amount up to 1 tonnes, sulfur in the

 amount up to 200,000 tonnes at preliminary agreed

terms and conditions with OJSC MMC Morilsk Nickel,

information on subject, price and other important

terms and conditions of the transactions to be

approved are stated in orders [Annex1-2], in main

pricing conditions for export and domestic sales of

the Company's goods [Annex9] to engagement agreement

N2HH/581-2009 dated 28 AUG 2009 [Annex4]

Commissioning agreement N2HH/1001-2009 dated 21 DEC

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJSC OC ROSNEFT

  TICKER:                  N/A                 CUSIP:   67812M207

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company annual report                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the Company annual accounting            ISSUER            YES             FOR                  FOR

statements, including profit and loss statements

(Profit and Loss Accounts)

PROPOSAL #3: Approve the distribution of the Company         ISSUER            YES             FOR                  FOR

profits based on the results of the year 2009

PROPOSAL #4: Approve the amounts, timing, and form of        ISSUER            YES             FOR                  FOR

 payment of dividends in accordance with the results

of the year 2009

PROPOSAL #5: Approve the remuneration and                            ISSUER            YES             FOR                  FOR

reimbursement of expenses for members of the Board of

 Directors of the Company

PROPOSAL #0: PLEASE NOTE THAT CUMULATIVE VOTING                 ISSUER             NO              N/A                  N/A

APPLIES TO THIS RESOLUTION REGARDING THE ELECTION OF

DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN REMOVED

FOR THIS MEETING. PLEASE NOTE THAT ONLY A VOTE FOR

THE DIRECTOR WILL BE CUMULATED. PLEASE CONTACT YOUR

CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY

PROPOSAL #6.1: Election of Bogdanov Vladimir                       ISSUER            YES         AGAINST           AGAINST

Leonidovich as a Member of the Board of Directors of

the Company

PROPOSAL #6.2: Election of Bogdanchikov Sergey                   ISSUER            YES         AGAINST           AGAINST

Mikhailovich as a Member of the Board of Directors of

 the Company

PROPOSAL #6.3: Election of Kostin Andrey Leonidovich         ISSUER            YES             FOR                  FOR

as a Member of the Board of Directors of the Company

PROPOSAL #6.4: Election of Kudryashov Sergey                       ISSUER            YES         AGAINST           AGAINST

Ivanovich as a Member of the Board of Directors of

PROPOSAL #6.5: Election of Nekipelov Alexander                   ISSUER            YES             FOR                  FOR

Dmitrievich as a Member of the Board of Directors of

the Company

PROPOSAL #6.6: Election of Petrov Youriy                              ISSUER            YES         AGAINST           AGAINST

Alexandrovich as a Member of the Board of Directors

PROPOSAL #6.7: Election of Reous Andrey Georgievich          ISSUER            YES         AGAINST           AGAINST

as a Member of the Board of Directors of the Company

PROPOSAL #6.8: Election of Rudloff Hans-Joerg as a            ISSUER            YES             FOR                  FOR

Member of the Board of Directors of the Company

PROPOSAL #6.9: Election of Sechin Igor Ivanovich as a        ISSUER            YES         AGAINST           AGAINST

 Member of the Board of Directors of the Company

PROPOSAL #6.10: Election of Tokarev Nikolay Petrovich        ISSUER            YES         AGAINST           AGAINST

 as a Member of the Board of Directors of the Company

PROPOSAL #7.1: Election of Kobzev Andrey Nikolaevich         ISSUER            YES             FOR                  FOR

as a Member of the Internal Audit Commission of the

Company

PROPOSAL #7.2: Election of Pakhomov Sergey                          ISSUER            YES             FOR                  FOR

Alexandrovich as a Member of the Internal Audit

Commission of the Company

PROPOSAL #7.3: Election of Pesotskiy Konstantin                 ISSUER            YES             FOR                  FOR

Valerievich as a Member of the Internal Audit

Commission of the Company

PROPOSAL #7.4: Election of Fisenko Tatiana                          ISSUER            YES             FOR                  FOR

Vladimirovna as a Member of the Internal Audit

Commission of the Company

PROPOSAL #7.5: Election of Yugov Alexander Sergeevich        ISSUER            YES             FOR                  FOR

 as a Member of the Internal Audit Commission of the

Company

PROPOSAL #8: Election of the External Auditor of the         ISSUER            YES             FOR                  FOR

Company

PROPOSAL #9.1: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: providing by OOO 'RN-Yuganskneftegas'

of the services to the Company on production at oil

and gas fields, the licenses for development thereof

held by the Company, production of oil in the amount

of 63,435.0 thousand tons and production of

associated gas in the amount of 3,916.0 million cubic

 meters for the overall maximum amount of

115,000,000.0 thousand Roubles and on transfer of

produced resources of hydrocarbons to the Company for

PROPOSAL #9.2: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: providing by OJSC 'AK 'Transneft' of

the services to the Company on transportation of

crude oil by long-distance pipelines in the quantity

of 114,000.0 thousand tons for a fee not exceeding

the overall maximum amount of 167,000,000.0 thousand

Roubles in the year 2011

PROPOSAL #9.3: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the General

 Agreement with OJSC 'Russian Regional Development

Bank' on the general terms and conditions of deposit

transactions and transactions within this General

Agreement on deposit by the Company of its cash funds

 in Roubles, and/or in USA dollars, and/or in EURO at

 accounts with OJSC 'Russian Regional Development

Bank' for the maximum amount of 493,000,000.0

thousand Roubles at the specified terms and conditions

PROPOSAL #9.4: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the general

 agreement with OJSC Bank VTB on general terms and

conditions of deposit transactions and transactions

within this general agreement on deposit by the

Company of its cash funds in Roubles, and/or in USA

dollars, and/or in EURO at accounts with OJSC Bank

VTB for the maximum amount of 493,000,000.0 thousand

Roubles at the specified terms and conditions

PROPOSAL #9.5: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the general

 agreement with OJSC 'Russian Regional Development

Bank' on general terms and conditions of foreign

currency exchange transactions and transactions

within this General Agreement on purchase and sales

of foreign currency (forex transactions) with the

following currency pairs: USA dollar/rouble,

EURO/rouble, EURO/USA dollar for the overall maximum

amount of 238,000,000.0 thousand Roubles at the

PROPOSAL #9.6: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: execution by the Company of the general

 agreement with OJSC Bank VTB on general terms and

conditions of foreign currency exchange transactions

with the use of 'Reuter Dealing' 'BS-Client' systems

and transactions within this General Agreement on

sales and purchase of foreign currency (forex

transactions) with the following currency pairs: USA

Dollar/Rouble, Euro/Rouble, EURO/USA dollar for the

overall maximum amount of 578,000,000.0 thousand

Roubles at the specified exchange rates

PROPOSAL #9.7: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: the execution by the Company of the

agreement with OJSC 'Russian Regional Development

Bank' on procedure for execution of credit

transactions with the use of 'Reuter Dealing' system

and also performing of transactions within this

Agreement on receiving by the Company of loans from

OJSC 'Russian Regional Development Bank' in Roubles,

and/or in USA dollars, and/or in EURO for the overall

 maximum amount of 216,000,000.0 thousand Roubles

PROPOSAL #9.8: Approve the related party                              ISSUER            YES             FOR                  FOR

transactions: the execution by the Company of the

agreement with OJSC Bank VTB on procedure for

execution of credit transactions with the use of

'Reuter Dealing' system and also performing of

transactions within this Agreement on receiving by

the Company of loans from OJSC Bank VTB in Roubles,

and/or in USA dollars, and/or in EURO for the overall

 maximum amount of 216,000,000.0 thousand Roubles at

the specified terms and conditions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJSC OC ROSNEFT

  TICKER:                  N/A                 CUSIP:   X7394C106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report                                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2: Approve the balance sheet, profit and            ISSUER            YES         ABSTAIN           AGAINST

loss statement for the year 2009

PROPOSAL #3: Approve the profit distribution for the         ISSUER            YES         ABSTAIN           AGAINST

year 2009

PROPOSAL #4: Approve the dividends distribution for          ISSUER            YES         ABSTAIN           AGAINST

the year 2009 at RUB 2,30 per ordinary share

PROPOSAL #5: Approve the remuneration and                            ISSUER            YES         ABSTAIN           AGAINST

compensation to be paid to the Members of the Board

PROPOSAL #6: Election of the Board of Directors                  ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #7: Election of the Audit Commission                      ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #8: Approve the Auditor                                            ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #9: Approve the series of transactions with         ISSUER            YES         ABSTAIN           AGAINST

an interest

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJSC POLYUS GOLD

  TICKER:                  N/A                 CUSIP:   X59432108

  MEETING DATE:      9/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the interim dividend on the              ISSUER            YES             FOR                  FOR

Company's shares upon results of first half of FY

2009 at RUB 6.55 per share

PROPOSAL #2.: Approve the related party transaction          ISSUER            YES             FOR                  FOR

between OJSC Polyus Gold and CJSC Polyus -

acquisition by OJCS Polys Gold additional ordinary

registered shares in CJSC Polyus placed via closed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OJSC POLYUS GOLD

  TICKER:                  N/A                 CUSIP:   X59432108

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, accounting          ISSUER            YES             FOR                  FOR

balance, profit and losses statements for 2009

PROPOSAL #2.: Approve the profit and losses                        ISSUER            YES             FOR                  FOR

distribution for 2009, including dividend payment

announcement

PROPOSAL #3.1: Election of Anton Averin as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Election of Pavel Grachev as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Election of Evgeny Ivanov as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.4: Election of Anna Kolonchina as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.5: Election of Oleg Lipatov as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.6: Election of Patrick Gillford as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.7: Election of Alexander Mosionzhik as a         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.8: Election of Mikhail Prokhorov as a              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.9: Election of Zumrud Rustamova as a                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.10: Election of Ekaterina Salnikova as a         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.11: Election of Valery Senko as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.12: Election of Michail Sasnovskiy as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.13: Election of Maxim Finsky as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.1: Election of Andrey Zaytsev as a                   ISSUER            YES             FOR                  FOR

Statutory Auditor

PROPOSAL #4.2: Election of Olga Rompel as a Statutory        ISSUER            YES             FOR                  FOR

 Auditor

PROPOSAL #4.3: Election of Alexander Spektor as a              ISSUER            YES             FOR                  FOR

Statutory Auditor

PROPOSAL #4.4: Election of Oleg Cherney as a                       ISSUER            YES             FOR                  FOR

Statutory Auditor

PROPOSAL #4.5: Election of Alexey Shaimardanov as a          ISSUER            YES             FOR                  FOR

Statutory Auditor

PROPOSAL #5.: Approve the Auditor of OJSC Polyus Gold        ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve to determine the value of                 ISSUER            YES             FOR                  FOR

Directors and Officers liability insurance for

Members of the Board of Directors of OJSC Polyus Gold

PROPOSAL #7.: Approve the related party transaction          ISSUER            YES             FOR                  FOR

of the Board of Directors of OJSC Polyus Gold

PROPOSAL #8.: Approve the remuneration and                          ISSUER            YES             FOR                  FOR

reimbursement of expenses of the Members of the Board

 of Directors of OJSC Polyus Gold

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OKASAN SECURITIES GROUP INC.

  TICKER:                  N/A                 CUSIP:   J60600111

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.5: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OKUMA CORPORATION

  TICKER:                  N/A                 CUSIP:   J60966116

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Supplementary Auditor                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLAM INTERNATIONAL LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y6421B106

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Director's report        ISSUER            YES             FOR                  FOR

 and the audited accounts of the Company for the YE

30 JUN 2009 together with the Auditors' report thereon

PROPOSAL #2.: Declare a first and final dividend of          ISSUER            YES             FOR                  FOR

3.5 cents per share tax exempt [one-tier] for the YE

30 JUN 2009

PROPOSAL #3.: Re-elect Mr. Shekhar Anantharaman as a         ISSUER            YES             FOR                  FOR

Director of the Company, who retires pursuant to

Article 107 of the Articles of Association of the

Company

PROPOSAL #4.: Re-elect Mr. Sridhar Krishnan as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires pursuant to

Article 107 of the Articles of Association of the

Company

PROPOSAL #5.: Re-elect Mr. Tse Po Shing as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires pursuant to Article 107

of the Articles of Association of the Company

PROPOSAL #6.: Re-elect Mr. Mark Haynes Daniell as a          ISSUER            YES             FOR                  FOR

Director of the Company, who retires pursuant to

Article 107 of the Articles of Association of the

Company

PROPOSAL #7.: Approve the payment of the Directors'          ISSUER            YES             FOR                  FOR

fees of SGD 978,000.00 for the YE 30 JUN 2010

PROPOSAL #8.: Re-appoint Messrs Ernst & Young LLP as         ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the

Directors of the Company to fix their remuneration

PROPOSAL #9.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to Section 161 of the Companies Act,

Chapter 50 and Rule 806 of the Listing Manual of the

Singapore Exchange Securities Trading Limited, to

issue shares in the Company [Shares] whether by way

of rights, bonus or otherwise; and/or make or grant

offers, agreements or options [collectively

'instruments'] that might or would require Shares to

be issued including but not limited to the creation

and issue of [as well as adjustments to] options,

warrants, debentures or other instruments convertible

 into Shares], at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

deem fit; and [notwithstanding that the authority so

conferred by this Resolution may have ceased to be in

 force] issue Shares in pursuance of any Instrument

made or granted by the Directors while the authority

was in force, provided that: the aggregate number of

Shares to be issued pursuant to this Resolution

[including Shares to be issued in pursuance of

Instruments made or granted pursuant to this

resolution], to be issued pursuant to this resolution

 shall not exceed 50% of the total number of issued

Shares in the capital of the Company [as calculated

in accordance with this resolution below], of which

the aggregate number of shares to be issued other

than on a pro rata basis to shareholders of the

Company shall not exceed 20% of the total number of

issued Shares excluding in the capital of the Company

 [as calculated in accordance with this resolution

below]; [subject to such calculation as may be

prescribed by the Singapore Exchange Securities

Trading Limited] for the purpose of determining the

aggregate number of Shares that may be issued under

this resolution above, the total number of issued

shares shall be based on the total number of issued

shares in the capital of the Company at the time of

passing of this resolution, after adjusting for: (a)

new Shares arising from the conversion or exercise of

 any convertible securities; (b) new Shares arising

from exercising share options or vesting of share

awards which are outstanding or subsisting at the

time this Resolution, and (c) any subsequent bonus

issue, consolidation or sub-division of Shares, the

Company shall comply with the provisions of the

Listing Manual of the Singapore Exchange Securities

Trading Limited for the time being in force [unless

such compliance has been waived by the Singapore

Exchange Securities Trading Limited] and the Articles

 of Association of the Company; [Authority expires

the earlier of the conclusion of the next AGM of the

Company or the date by which the next AGM of the

Company is required by law to be held or in the case

of shares to be issued in accordance with the terms

of convertible securities issued, made or granted

pursuant to this Resolution, until the issuance of

such shares in accordance with the terms of such

PROPOSAL #10.: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to offer and grant options under the Olam Employee

Share Option Scheme [''the Scheme''] and to allot and

 issue shares in the capital of the Company to all

the holders of options granted by the Company under

the Scheme, whether granted during the subsistence of

 this authority or otherwise, upon the exercise of

such options and in accordance with the terms and

conditions of the Scheme, provided always that the

aggregate number of additional ordinary shares to be

allotted and issued pursuant to the Scheme shall not

exceed 15% of the issued shares in the capital of the

 Company from time to time; [Authority expires at the

 earlier of the conclusion of the Company's next AGM

or the date by which the next AGM of the Company is

required by law to be held, whichever is earlier]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLAM INTERNATIONAL LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y6421B106

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Memorandum of Association of        ISSUER            YES             FOR                  FOR

 the Company as specified

PROPOSAL #S.2: Approve and adopt the new Articles of         ISSUER            YES             FOR                  FOR

Association of the Company as specified in

substitution for, and to the exclusion of, the

existing Articles of Association of the Company

PROPOSAL #3.: Approve and adopt, subject to and                 ISSUER            YES             FOR                  FOR

contingent upon the passing of Resolution S.2 above,

the scrip dividend scheme to be known as the Olam

Scrip Dividend Scheme [Olam Scrip Dividend Scheme],

under which the Directors of the Company [the

Directors'] may, whenever the Directors, or the

Company in general meeting, have resolved that a

dividend [including an interim, final, special or

other dividend] be paid or declared on the ordinary

shares in the capital of the Company [the Shares],

resolve that Shareholders entitled to such dividend

may elect to receive part only or all of an allotment

 of shares credited as fully paid in lieu of cash in

respect of the dividend [further particulars of which

 are as specified in respect of the proposed Olam

Scrip Dividend Scheme]; and authorize the Directors

to establish and administer the Olam Scrip Dividend

Scheme, to modify and/or alter the Olam Scrip

Dividend Scheme from time to time and to do all such

acts and things and to enter into all such

transactions and arrangements as may be necessary or

expedient in order to give full effect to the Olam

Scrip Dividend Scheme, for the purposes of, in

connection with or where contemplated by the Olam

Scrip Dividend Scheme, to: allot and issue from time

to time shares [including shares issued to any party

pursuant to Other Arrangements [as specified in this

resolution Olam Scrip Dividend Scheme statement]

entered into by the Company in accordance with the

Olam Scrip Dividend Scheme]; and/or make or grant

offers, agreements or options that might or would

require shares to be issued during the continuance of

 this authority or thereafter, at any time and upon

such terms and conditions and to or with such persons

 as the Directors may, in their absolute discretion,

deem fit; and issue shares in pursuance of any offer,

 agreement or option made or granted by the Directors

 of the Company while such authority was in force

[notwithstanding that such issue of such shares

pursuant to the offer, agreement or option may occur

after the expiration of the authority contained in

this Resolution 3]; and to complete and do all acts

and things [including executing such documents as may

 be required in connection with the Olam Scrip

Dividend Scheme] as they or he may consider

desirable, necessary or expedient to give full effect

 to this Resolution 3 and the Olam Scrip Dividend

PROPOSAL #4.: Authorize the Directors, for the                   ISSUER            YES             FOR                  FOR

purposes Companies Act [Chapter 50 of Singapore] [the

 'Companies Act'], to purchase or otherwise acquire

the shares not exceeding in aggregate 10% of the

issued ordinary share capital of the Company, by way

of on-market purchases on the Singapore Exchange

Securities Trading Limited [SGX-ST] and/or off-market

 purchases effected otherwise than on the SGX-ST in

accordance with any equal access scheme(s) which

satisfies the conditions prescribed by the Act, at a

price of up to 105% of the average of the closing

market prices of a share over the last 5 market days

in the case of an off-market share purchase and a

price up to 120% of such average closing price in

case of off-market purchase [share purchase mandate];

 and authorize the Directors of the Company and/or

any of them to complete and do all such acts and

things deemed necessary, expedient, incidental or in

the interests of the Company to give effect to the

transactions contemplated and/or authorized by this

resolution; [Authority expires the earlier of the

date of the next AGM of the Company or the date when

the purchase of shares is carried out to the full

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLAM INTERNATIONAL LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y6421B106

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors or any of them         ISSUER            YES             FOR                  FOR

to place, through the Joint Lead Managers, the

Optional Bonds to Breedens Investments Pte. Ltd.,

pursuant to Rule 812(2) of the Listing Manual;  issue

 the Optional Bonds and the Conversion Shares arising

 from the conversion of the Optional Bonds, pursuant

to, including without limitation, Rule 805(1) of the

Listing Manual and Section 161 of the Companies Act;

and permit the possible transfer of a controlling

interest to Temasek Holdings [Private] Limited,

Temasek Capital [Private] Limited and/or Seletar

Investments Pte Ltd under the circumstances described

 in the Shareholder Circular as a result of the

placement of the Optional Bonds to Breedens

Investments Pte. Ltd., pursuant to Rule 803 of the

Listing Manual

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLD MUTUAL PLC

  TICKER:                  N/A                 CUSIP:   G67395106

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and audited financial statements of the Group for the

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 1.5p per              ISSUER            YES             FOR                  FOR

ordinary share of 10p in the capital of the Company

(Ordinary Share) to shareholders on the register at

the close of business on 14 MAY 2010 (but without

prejudice to the approach to fractions in respect of

the Scrip Dividend Alternative as described in Part

IV of the shareholder circular dated 11 MAR 2010)

PROPOSAL #3.1: Elect Mr. M. Arnold as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #3.2: Elect Mr. P. O'Sullivan as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.3: Re-elect Mr. N. Andrews as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #3.4: Re-elect Mr. B. Nqwababa as a Director        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #3.5: Re-elect Mr. L. Otterbeck as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4: Re-appoint KPMG Audit Plc as the                     ISSUER            YES             FOR                  FOR

Auditors to the Company

PROPOSAL #5: Authorize the Group Audit Committee to          ISSUER            YES             FOR                  FOR

settle the remuneration of the Auditors

PROPOSAL #6: Approve the remuneration report in the          ISSUER            YES             FOR                  FOR

Company's report and accounts for the YE 31 DEC 2009

PROPOSAL #7: Approve the changes to the rules of the         ISSUER            YES             FOR                  FOR

Old Mutual plc Performance Share Plan (PSP) as

described in Part V of the shareholder circular dated

 11 MAR 2010 and as specified and authorize the

Directors to do all such acts and things as they may

consider appropriate to implement those amendments

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

subject to the passing of Resolution 13, (i) to offer

 the holders of Ordinary Shares (excluding any member

 holding shares as treasury shares) the right to

elect to receive Ordinary Shares, credited as fully

paid, (a) instead of the final dividend for the YE 31

 DEC 2009 of 1.5p per Ordinary Share (or its

equivalent in applicable local currencies as

determined by the Directors) to shareholders on the

register at the close of business on 14 MAY 2010, and

 (b) instead of cash in respect of the whole (or some

 part as determined by the Directors) of any other

dividend from time to time or for such period as the

Directors may determine, and in each case, pursuant

to the provisions of Article 123 of the new Articles

of Association proposed to be adopted under

Resolution 13(ii) below CONTD

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 551 of the UK Companies Act 2006,

 and in substitution for the authority granted under

the equivalent Section of the UK Companies Act 1985

at the AGM of the Company held on 07 MAY 2009, to

allot shares in the Company up to an aggregate

nominal amount of GBP 27,136,000;  Authority expires

at the conclusion of the next AGM of the Company ;

and the Directors may allot shares after the expiry

of this authority in pursuance of such an offer or

agreement made prior to such expiry

PROPOSAL #S.10: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 9, to allot equity

securities (as defined in Section 560(1) of the

Companies Act 2006) for cash under the authority

given by that resolution and/or to sell Ordinary

Shares held by the Company as treasury shares for

cash as if Section 561 of the Companies Act 2006 did

not apply to any such allotment or sale, such power

to be limited to the allotment of equity securities

or sale of treasury shares up to a maximum aggregate

nominal amount of GBP 28,333,000;  Authority expires

at the conclusion of the next AGM of the Company ;

and the Directors may allot equity securities after

the expiry of this authority in pursuance of such an

offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

purchase Ordinary Shares by way of one or more market

 purchases (as defined in Section 693(4) of the

Companies Act 2006) upon and subject to the following

 conditions: (i) the maximum number of such Ordinary

Shares that may be purchased pursuant to this

authority (when aggregated with any purchases made

pursuant to any of the contingent purchase contracts

referred to in Resolution 12 below) shall be

542,733,000; (ii) the minimum price that may be paid

for any Ordinary Share is 10p and the maximum price

(exclusive of expenses) that may be paid for such

Ordinary Share is the higher of: (a) an amount equal

to 5% above the average market value of an Ordinary

Share taken from the London Stock Exchange Daily

Official List CONTD

PROPOSAL #S.12: Approve the following contingent                ISSUER            YES             FOR                  FOR

Purchase Contracts, in the respective forms produced

to the meeting (or with any non-material amendments

thereto that the Directors may consider to be

necessary or desirable), in accordance with Sections

693 and 694 of the Companies Act 2006 and authorize

the Company to make off-market purchases of Ordinary

Shares pursuant to each such contract for a period of

 12 months from the date hereof or until the

conclusion of the next AGM: (i) contract between the

Company and Merrill Lynch South Africa (Pty) Limited

relating to Ordinary Shares traded on the JSE

Limited, pursuant to which the Company may make off-

market purchases from Merrill Lynch South Africa

(Pty) Limited of up to a maximum of 542,733,000

Ordinary Shares in aggregate (such maximum number to

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association as

 specified as the Artilces of Association of the

Company, in substitution for, and to the exclusion

of, the existing Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLD REPUBLIC INTERNATIONAL CORPORATION

  TICKER:                  ORI                 CUSIP:   680223104

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JIMMY A. DEW                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN M. DIXON                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS P. VAN MIEGHEM                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE OLD                ISSUER            YES             FOR                  FOR

REPUBLIC INTERNATIONAL CORPORATION 2006 INCENTIVE

COMPENSATION PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OLYMPUS CORPORATION

  TICKER:                  N/A                 CUSIP:   J61240107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OMNICARE, INC.

  TICKER:                  OCR                 CUSIP:   681904108

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN T. CROTTY             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOEL F. GEMUNDER         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEVEN J. HEYER           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ANDREA R. LINDELL        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES D. SHELTON         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN H. TIMONEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: AMY WALLMAN                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OMNICOM GROUP INC.

  TICKER:                  OMC                 CUSIP:   681919106

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN D. WREN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE CRAWFORD                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN R. BATKIN                                     ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ROBERT CHARLES CLARK                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEONARD S. COLEMAN, JR.                      ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ERROL M. COOK                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN S. DENISON                                  ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: MICHAEL A. HENNING                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JOHN R. MURPHY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN R. PURCELL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LINDA JOHNSON RICE                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: GARY L. ROUBOS                                     ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS OUR INDEPENDENT AUDITORS FOR THE 2010 FISCAL

YEAR.

PROPOSAL #03: COMPANY PROPOSAL TO APPROVE THE                     ISSUER            YES         AGAINST           AGAINST

AMENDMENT TO THE OMNICOM GROUP INC. 2007 INCENTIVE

AWARD PLAN TO AUTHORIZE ADDITIONAL SHARES FOR

PROPOSAL #04: COMPANY PROPOSAL TO APPROVE THE                     ISSUER            YES             FOR                  FOR

AMENDMENT TO OUR BY-LAWS TO CHANGE THE VOTING

STANDARD FOR THE ELECTION OF DIRECTORS IN UNCONTESTED

 ELECTIONS FROM A PLURALITY STANDARD TO A MAJORITY

STANDARD.        THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE                   AGAINST THE

PROPOSALS 5, 6 AND 7.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

REIMBURSEMENT OF EXPENSES INCURRED BY A SHAREHOLDER

IN A CONTESTED ELECTION OF DIRECTORS.

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING DEATH        SHAREHOLDER        YES         AGAINST               FOR

BENEFIT PAYMENTS.

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES             FOR               AGAINST

SUPERMAJORITY VOTE PROVISIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OMRON CORPORATION

  TICKER:                  N/A                 CUSIP:   J61374120

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OMV-AG

  TICKER:                  N/A                 CUSIP:   A51460110

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the annual,        ISSUER            YES             FOR                  FOR

 status and corporate governance report, the proposal

 for the allocation of the net income and the report

of the Supervisory report for the FY 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

income for the FY 2009

PROPOSAL #3.: Approve the Members of the MGMT Board          ISSUER            YES             FOR                  FOR

for the FY 2009

PROPOSAL #4.: Approve the Supervisory Board for the          ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #5.: Approve the remuneration to the Members        ISSUER            YES             FOR                  FOR

 of the Supervisory Board for the FY 2009

PROPOSAL #6.: Election of the Auditors for the FY 2010      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election to the Supervisory Board                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Amend the Company charter especially            ISSUER            YES             FOR                  FOR

about the new legal adjustments amended act 2009

(AKTRAEG) as well as the exclusion of the

securitisation of shares and verbal adjustments

PROPOSAL #9.: Approve the Long Term Incentive Plan            ISSUER            YES             FOR                  FOR

2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ONESTEEL LTD

  TICKER:                  N/A                 CUSIP:   Q7134W113

  MEETING DATE:      11/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the remuneration                ISSUER            YES             FOR                  FOR

report for the YE 30 JUN 2009

PROPOSAL #2.: Re-elect Mr. R.B. Davis as a Director,         ISSUER            YES             FOR                  FOR

in accordance with Article 9 of the Company's

Constitution, who retires by rotation

PROPOSAL #3.: Re-elect Mr. G.J. Smorgon as a                       ISSUER            YES             FOR                  FOR

Director, in accordance with Article 9 of the

Company's Constitution, who retires by rotation

PROPOSAL #4.: Approve, for the purpose of ASX Listing        ISSUER            YES             FOR                  FOR

 Rule 7.4 and for all other purposes, the issue of

133,333,333 fully paid ordinary shares on 30 APR 2009

 to Institutional Investors who participated in the

Institutional Placement, at an issue price of AUD

1.80 per fully paid ordinary share

PROPOSAL #S.5: Amend the Company's Constitution as            ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ONO PHARMACEUTICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J61546115

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ONWARD HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J30728109

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Determination of Amounts of                            ISSUER            YES             FOR                  FOR

Remuneration for Directors by Stock Acquisition

Rights as Stock Compensation-Type Stock Options and

the  Details thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORACLE CORPORATION

  TICKER:                  ORCL               CUSIP:   68389X105

  MEETING DATE:      10/7/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JEFFREY S. BERG                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. RAYMOND BINGHAM                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. BOSKIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SAFRA A. CATZ                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE R. CHIZEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE H. CONRADES                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWRENCE J. ELLISON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HECTOR GARCIA-MOLINA                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY O. HENLEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD L. LUCAS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES E. PHILLIPS, JR                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NAOMI O. SELIGMAN                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL FOR THE APPROVAL OF THE                   ISSUER            YES             FOR                  FOR

ADOPTION OF THE FISCAL YEAR 2010 EXECUTIVE BONUS PLAN.

PROPOSAL #03: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR

ENDING MAY 31, 2010.

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING SPECIAL    SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDER MEETINGS.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING ADVISORY   SHAREHOLDER        YES         AGAINST               FOR

 VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING EQUITY      SHAREHOLDER        YES         AGAINST               FOR

RETENTION POLICY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORACLE CORPORATION JAPAN

  TICKER:                  N/A                 CUSIP:   J6165M109

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                     ISSUER            YES             FOR                  FOR

Revisions Related to Dematerialization of Shares and

the other Updated Laws and Regulations

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Authorize Use of Stock Option Plan, and         ISSUER            YES             FOR                  FOR

Allow Board to Authorize Use of Stock Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORACLE FINANCIAL SERVICES SOFTWARE LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y3864R102

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as on 31 MAR 2009, the profit and loss account

for the YE on that date, and the reports of the Board

 of Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. William T. Comfort, Jr.         ISSUER            YES             FOR                  FOR

as a Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. N. R. Kothandaraman [N.         ISSUER            YES             FOR                  FOR

R. K. Raman] as a Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Derek Williams as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors of the Company and        ISSUER            YES             FOR                  FOR

 approve to fix their remuneration

PROPOSAL #6.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company, pursuant to the provisions of Section 228

and other applicable provisions, if any, of the

Companies Act, 1956, to appoint Branch Auditors to

conduct the audit of branch office(s) of the Company

whether existing or which may be opened hereafter, in

 India or abroad in consultation with the Company's

Statutory Auditors, any person(s) qualified to act as

 Branch Auditors within the meaning of Section 228 of

 the Act; and to fix their remuneration

PROPOSAL #7.: Appoint Ms. Dorian Daley as a Director         ISSUER            YES             FOR                  FOR

of the Company, liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORASCOM CONSTR INDS S A E

  TICKER:                  N/A                 CUSIP:   68554N106

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the amendment of the decision          ISSUER             NO              N/A                  N/A

of the EGM held on 27 DEC 2006 as specified; and

approve the Board of Directors' mandate to fulfil all

 conditions necessary to implement the aforementioned

 scheme and submit all documentation required by the

capital markets authority, and the Board of

Directors' appointment of a Committee from among its

members to oversee the implementation of the

aforementioned scheme; and approve to expand the

Incentive Scheme to include subsidiaries and

affiliates as amended in this resolution above

PROPOSAL #2.: Approve to renew the decision of the            ISSUER             NO              N/A                  N/A

EGM held on 27 DEC 2006 to increase the Company's

current issued capital to finance the aforementioned

Incentive Scheme

PROPOSAL #3.: Amend the Articles 6 and 7 of the                 ISSUER             NO              N/A                  N/A

Company's Memorandum of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORASCOM CONSTR INDS S A E

  TICKER:                  N/A                 CUSIP:   68554N106

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the decisions taken by the                ISSUER             NO              N/A                  N/A

Board of Directors during the period of 01 JAN 2009

to 30 NOV 2009

PROPOSAL #2.: Approve the appointment of Mr. Nassef          ISSUER             NO              N/A                  N/A

Sawiris as a Chairman of the Board of Directors

replacing Mr. Onsi Sawiris, Mr. Nassef Sawiris shall

continue to serve as Chief Executive Officer

PROPOSAL #3.: Amend the signatories authorization for        ISSUER             NO              N/A                  N/A

 bank transactions

PROPOSAL #4.: Approve all Letters of Guarantee and            ISSUER             NO              N/A                  N/A

other similar commitments issued by OCI for various

construction projects as part of its routine business

 activities

PROPOSAL #5.: Approve the terms and conditions of              ISSUER             NO              N/A                  N/A

corporate and bank guarantees related to OCI and

Aqualia's joint venture Orasqualia for Development of

 the New Cairo Waste Water Treatment Plant S.A.E.

(Orasqualia)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORASCOM CONSTR INDS S A E

  TICKER:                  N/A                 CUSIP:   68554N106

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Board of Directors' report         ISSUER             NO              N/A                  N/A

on the activities and on the standalone

unconsolidated financial statements of the Parent

Company [Orascom Construction Industries S.A.E] for

PROPOSAL #2.: Approve the Auditor's report on the              ISSUER             NO              N/A                  N/A

standalone unconsolidated financial statements of the

 Parent Company for the FYE 31 DEC 2009

PROPOSAL #3.: Approve the standalone financial                   ISSUER             NO              N/A                  N/A

statements of the Parent Company for the FYE 31 DEC

2009

PROPOSAL #4.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

distribute up to the entire amount of retained

earnings as at 31 DEC 2009 through in-term and YE

distributions at its discretion

PROPOSAL #5.: Approve the release of the Members of          ISSUER             NO              N/A                  N/A

the Board of Directors from associated responsibility

 during the FYE 31 DEC 2009

PROPOSAL #6.: Approve the re-election of the Chairman        ISSUER             NO              N/A                  N/A

 and Members of the Board of Directors for a further

term of office of three years

PROPOSAL #7.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

enter into Compensation Agreements with the Company's

 shareholders, Board Members or subsidiaries

PROPOSAL #8.: Approve the remuneration for the Board         ISSUER             NO              N/A                  N/A

of Directors of the Company during the fiscal year

ending 31 DEC 2010

PROPOSAL #9.: Approve the re-appointment of the                 ISSUER             NO              N/A                  N/A

Company's Auditor and to determine fees for the

fiscal year ending 31 DEC 2010

PROPOSAL #10.: Approve charitable donations made by          ISSUER             NO              N/A                  N/A

the Company during the FYE 31 DEC 2009 and authorize

the Board of Directors to make charitable donations

during the fiscal year ending 31 DEC 2010 in excess

of EGP 1,000 and a ceiling for such donations of EGP

12 million

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORASCOM CONSTR INDS S A E

  TICKER:                  N/A                 CUSIP:   68554N106

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the issuance of a bond in                   ISSUER             NO              N/A                  N/A

Egyptian Pounds valued at up to EGP 1.65 billion and

authorize the Board of Directors to make all

necessary decisions required for issuance

PROPOSAL #2: Approve the appointment of the                        ISSUER             NO              N/A                  N/A

individuals as signatories to sign contracts on

behalf of the Company: i) individuals signatures or

their proxies without a cap: Mr. Nassef Sawiris in

his capacity as a Chairman and Chief Executive

Officer, Eng. Onsi Sawiris in his capacity as a Board

 Member, ii) any two of the following Executives can

sign together on behalf of the Company without a cap:

 Eng. Osama Bishai in his capacity as Board Member,

Mr. Salman Butt in his capacity as Board Member, Ms.

Dalia Khorshid in her capacity as Group Corporate

Treasurer, Mr. Hussein Marei in his capacity as Legal

 Counsel, Mr. Sherif Tantawy in his capacity as

Construction Group Chief Financial Officer

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORASCOM TELECOM S A E

  TICKER:                  N/A                 CUSIP:   68554W205

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the reduction of the Company's         ISSUER             NO              N/A                  N/A

capital [by writing off the shares purchased by the

Company], and amend the Articles 6 and 7 of the

Company's Statutes which will be entitled by such

reduction, pursuant to Article 150 of the Executive

Regulations of Law 159/1981

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORASCOM TELECOM S A E

  TICKER:                  N/A                 CUSIP:   68554W205

  MEETING DATE:      12/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve discussing the increase of the         ISSUER             NO              N/A                  N/A

companys capital by way of rights issue by respecting

 pre-emption rights afforded to existing

shareholders, and the amendment of articles 6 and 7

of the companys statutes which will be entailed by

such increase, pursuant to article 150 of the

executive regulations of law 159/1981. The size of

the rights issue shall be maximum EGP 5 billion and

subscription shall be at par 1 EGP.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORASCOM TELECOM S A E

  TICKER:                  N/A                 CUSIP:   68554W205

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify and approve the Board of                     ISSUER            YES             FOR                  FOR

Directors report on the Company's activity during the

 FYE 31 DEC 2009

PROPOSAL #2.: Approve the financial statements of the        ISSUER            YES             FOR                  FOR

 FYE 31 DEC 2008 and ratification of the general

balance sheet and the profits and loss accounts of

the FYE 31 DEC 2009

PROPOSAL #3.: Ratify the Auditor's report of the FYE         ISSUER            YES             FOR                  FOR

31 DEC 2008

PROPOSAL #4.: Approve the distribution of profits of         ISSUER            YES             FOR                  FOR

the FYE 31 DEC 2009

PROPOSAL #5.: Grant discharge to the Chairman and the        ISSUER            YES             FOR                  FOR

 Board Members regarding the FYE 31 DEC 2009

PROPOSAL #6.: Approve and specification of the BM's          ISSUER            YES             FOR                  FOR

compensation and allowances regarding the FYE 31 DEC

2010

PROPOSAL #7.: Appointment of the Company's Auditor            ISSUER            YES             FOR                  FOR

during the YE 31 DEC 2010 and approve to determine

his annual professional fees

PROPOSAL #8.: Approve the delegation of the Board of         ISSUER            YES             FOR                  FOR

Directors to conclude related parties agreements with

 subsidiaries and affiliates

PROPOSAL #9.: Approve the delegation of the Board of         ISSUER            YES             FOR                  FOR

Directors to conclude loans and mortgages and to

issue securities for lenders regarding the Company

and its subsidiaries and affiliates

PROPOSAL #10.: Approve and recognition of the                     ISSUER            YES         AGAINST           AGAINST

donations made during the FY 2008 and authorize the

Board of Directors to make donations during the FY

PROPOSAL #11.: Approve the amendments introduced to          ISSUER            YES             FOR                  FOR

the Board of Director's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORGANIZACION SORIANA SAB DE CV

  TICKER:                  N/A                 CUSIP:   P8728U167

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve the presentation of the report          ISSUER            YES             FOR                  FOR

from the General Director, including the financial

statements and the opinion from the outside Auditors

of the Company and its subsidiaries relative to the

2009 FY, in accordance with that which is established

 by the securities market law, discussion and after

taking cognizance of the report and the opinion of

the Board of Directors regarding the information from

 the General Director, the report from the audit and

the Corporate Practices Committee, the report

regarding accounting policies and criteria adopted

and the report regarding the review of the tax

situation of the Company

PROPOSAL #II: Approve the presentation, discussion            ISSUER            YES             FOR                  FOR

and the report of the activities in which the Board

of Directors intervened

PROPOSAL #III: Approve the discussion and if                       ISSUER            YES             FOR                  FOR

relevant, of the proposal for a resolution regarding

a) allocation of profit, b) plan for the payment of

dividends in the amount of MXN 0.1926 per share, and

c) the maximum amount of funds that can be allocated

to the purchase of the shares of the Company

PROPOSAL #IV: Election of Board of Directors and the         ISSUER            YES         AGAINST           AGAINST

Members of Committees, and the

PROPOSAL #V: Approve the presentation, discussion and        ISSUER            YES             FOR                  FOR

 the matters related to updating the prospectus of

the revolving short and long term stock exchange

certificate program by up to a total authorized

amount of MXN 15,000,000,000.00 or its equivalent in

investment units, for which the Company is responsible

PROPOSAL #VI: Ratify the powers of attorney granted          ISSUER            YES         AGAINST           AGAINST

in favor of S.D. Indeval Institution Para El Deposito

 De Valores, S.A. DE C.V

PROPOSAL #VII: Grant powers of attorney to officers          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #VIII: Approve the designation of special            ISSUER            YES             FOR                  FOR

delegates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORICA LTD

  TICKER:                  N/A                 CUSIP:   Q7160T109

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                 ISSUER             NO              N/A                  N/A

Directors' report and the Auditor's report for the YE

 30 SEP 2009

PROPOSAL #2.1: Re-elect Michael Tilley as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation in accordance with Rule 58.1

 of the Company's Constitution

PROPOSAL #2.2: Re-elect Nora Scheinkestel as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Rule 58.1 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIENT OVERSEAS INTL LTD

  TICKER:                  N/A                 CUSIP:   G67749153

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited Financial Statements          ISSUER            YES             FOR                  FOR

and the reports of the Directors and the Auditor for

the YE 31 DEC 2009

PROPOSAL #2.a: Re-election of  Mr. TUNG Chee Chen as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #2.b: Re-election of Mr. TUNG Lieh Sing Alan        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #2.c: Re-election of Professor WONG Yue Chim        ISSUER            YES             FOR                  FOR

 Richard as a Director

PROPOSAL #3: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the Directors' remuneration

PROPOSAL #4: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 as the Auditor and to authorise the Board of

Directors to fix their remuneration

PROPOSAL #5.a: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and otherwise deal with the shares as specified

  or additional shares of the Company and to make,

issue or grant offers, agreements, options or

warrants which will or might require the exercise of

such mandate either during or after the relevant

period, otherwise than pursuant to a right issue,

bonus issue, issue of scrip dividends or the exercise

 of rights of subscription or conversion under the

terms of any shares, bonds, warrants or other

securities carrying a right to subscribe for or

purchase shares of the Company issued by the Company

PROPOSAL #5.b: Authorize the Directors to purchase            ISSUER            YES             FOR                  FOR

the shares  as specified  during the relevant period,

 to purchase the shares, provided however that the

aggregate nominal amount of such shares, or  as the

case may be , conversion, subscription or purchase

rights attaching to the respective securities, to be

purchased shall not exceed 10% of the aggregate

nominal amount of the shares, or  as the case may be

 conversion, subscription or purchase rights

attaching to those securities, in issue as at the

date of passing of this resolution; Authority expires

 the earlier of conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by Bermuda

laws or the Bye-laws of the Company to be held

PROPOSAL #5.c: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

granted to the Directors to allot Shares pursuant to

the resolution as specified in Resolution 5.A by the

addition thereto of an amount representing the

aggregate nominal amount of the share capital of the

Company purchased, or that share capital which would

fall to be subscribed or purchased pursuant to the

conversion, subscription or purchase rights attaching

 to any other securities purchased, by the Company

pursuant to the authority granted by the resolution

specified in Resolution 5.B, provided that such

amount shall not exceed 10% of the aggregate nominal

amount of the shares, or  as the case may be

conversion, subscription or purchase rights attaching

 to those securities, in issue as at the date of

passing of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIENTAL BANK OF COMMERCE

  TICKER:                  N/A                 CUSIP:   Y6495G114

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and adopt the balance sheet of          ISSUER            YES             FOR                  FOR

the bank as at 31 MAR 2010, profit and loss account

of the bank for the YE 31 MAR 2010, the report of the

 Board of Directors on the working and activities of

the bank for the period covered by the Accounts and

the Auditors' report on the balance sheet and Accounts

PROPOSAL #2: Declare dividend on equity shares for            ISSUER            YES             FOR                  FOR

the FY 2009 to 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIENTAL LAND CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J6174U100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIENTAL UNION CHEMICAL CORP

  TICKER:                  N/A                 CUSIP:   Y6563B104

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 financial statements                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1.7 per share

PROPOSAL #B.3: Extraordinary motions                                     ISSUER            YES             FOR               AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIGIN ENERGY LTD

  TICKER:                  N/A                 CUSIP:   Q71610101

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements of the        ISSUER             NO              N/A                  N/A

 Company and the entities it controlled during the

year for the YE 30 JUN 2009 and the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Company and the entities it controlled during the

year for the YE 30 JUN 2009

PROPOSAL #3.1: Re-elect Trevor Bourne as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #3.2: Re-elect Helen M. Nugent as a                       ISSUER            YES             FOR                  FOR

Director, who retire by rotation

PROPOSAL #3.3: Elect John H. Akehurst as a Director,         ISSUER            YES             FOR                  FOR

in accordance with the Company's Constitution

PROPOSAL #3.4: Elect Karen A. Moses as a Director, in        ISSUER            YES             FOR                  FOR

 accordance with the Company's Constitution

PROPOSAL #4.: Approve that to satisfy the Company's          ISSUER            YES             FOR                  FOR

decision to deliver Managing Director Mr. Grant King

with a long term incentive for the YE 30 JUN 2009 and

 2010 the grant to Mr. Grant King, of: options to

subscribe for fully paid ordinary shares in the

Company, at an exercise price equal to the origin

energy market price and performance shares rights to

subscribe for fully paid ordinary shares in the

Company [in equal proportions by value as determined

on 02 NOV 2009 and to a total value equal to Mr.

King's long term incentive entitlement for the 2008-

09 FY] and the allotment to Mr. Grant King of fully

paid ordinary shares in the Company pursuant to the

valid exercise of those options and performance share

 rights; and a) options to subscribe for fully paid

ordinary shares in the Company, at an exercise price

equal to the origin energy market price and

performance shares rights to subscribe for fully paid

 ordinary shares in the Company [in equal proportions

 by value as determined on 01 SEP 2010 and to the

total value of Mr. King's long term incentive

entitlement for the 2009-10 FY] and the allotment to

Mr. Grant King of fully paid ordinary shares in the

Company pursuant to the valid exercise of those

options and performance share rights; or b)

performance share rights to subscribe for fully paid

ordinary shares in the Company [to a total value, as

determined on 01 SEP 2010, equal to Mr. King's long

term incentive entitlement for the 2009-10 FY] and

the allotment to Mr. Grant King of fully paid

ordinary shares in the Company pursuant to the valid

exercise of those performance share rights; in each

case on the terms as specified

PROPOSAL #5.: Approve that to satisfy the Company's          ISSUER            YES             FOR                  FOR

decision to deliver Executive Director Ms. Karen

Moses with a long term incentive for the YE 30 JUN

2009 and 2010, the grant to Ms. Moses, of: options to

 subscribe for fully paid ordinary shares in the

Company, at an exercise price equal to the origin

energy market price and performance shares rights to

subscribe for fully paid ordinary shares in the

Company [in equal proportions by value as determined

on 02 NOV 2009 and to a total value equal to Ms.

Karen Moses' long term incentive entitlement for the

2008-09 FY] and the allotment to Ms. Karen Moses of

fully paid ordinary shares in the Company pursuant to

 the valid exercise of those Options and Performance

Share Rights; and a) options to subscribe for fully

paid ordinary shares in the Company, at an exercise

price equal to the origin energy market price and

performance shares rights to subscribe for fully paid

 ordinary shares in the Company [in equal proportions

 by value as determined on 01 SEP 2010 and to a total

 value equal to Ms. Karen Moses' long term incentive

entitlement for the 2009-10 FY] and the allotment to

Ms. Karen Moses of fully paid ordinary shares in the

Company pursuant to the valid exercise of those

options and performance share rights; or b)

performance share rights to subscribe for fully paid

ordinary shares in the Company [to a total value

equal, as determined on 01 SEP 2010, to Ms. Karen

Moses' long term incentive entitlement for the 2009-

10 FY] and the allotment to Ms. Karen Moses of fully

paid ordinary shares in the Company pursuant to the

valid exercise of those performance share rights in

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORIX CORPORATION

  TICKER:                  N/A                 CUSIP:   J61933123

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORKLA A S

  TICKER:                  N/A                 CUSIP:   R67787102

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the financial statements for          ISSUER            YES             FOR                  FOR

2009 for Orkla ASA and the Orkla Group and the annual

 report of the Board of  Directors

PROPOSAL #1.2: Approve a share dividend for 2009 of          ISSUER            YES             FOR                  FOR

NOK 2.25 per share, except for shares owned by the

Group

PROPOSAL #2.1: Explanation of Orkla's terms and                 ISSUER             NO              N/A                  N/A

conditions policy and the Board of Directors'

statement of guidelines for the pay and other

remuneration of the Executive Management

PROPOSAL #2.2: Approve the Board of Directors'                   ISSUER            YES             FOR                  FOR

statement of guidelines for the pay and other

remuneration of the Executive Management in the

coming FY

PROPOSAL #2.3: Approve the guidelines for share-                ISSUER            YES         AGAINST           AGAINST

related incentive arrangements in the coming FY

PROPOSAL #3.2: Grant authority to acquire treasury            ISSUER            YES         AGAINST           AGAINST

shares, to fulfill the existing employee incentive

arrangements, and incentive arrangements adopted by

the General Meeting in accordance with Item 2.3 of

the agenda

PROPOSAL #3.3: Grant authority to acquire treasury            ISSUER            YES             FOR                  FOR

shares, to be utilized to acquire shares for

cancellation

PROPOSAL #4.: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

increase share capital through the subscription of

new shares

PROPOSAL #5.1: Election of the Members to the                     ISSUER            YES         AGAINST           AGAINST

Corporate Assembly

PROPOSAL #5.2: Election of the Deputy Members to the         ISSUER            YES         AGAINST           AGAINST

Corporate Assembly

PROPOSAL #6.1: Election of Olaug Svarva, Idar                     ISSUER            YES             FOR                  FOR

Kreutzer and Leiv Askvig as the Members to the

Nomination Committee

PROPOSAL #6.2: Election of Idar Kreutzer as a new              ISSUER            YES             FOR                  FOR

Chair of the Nomination Committee

PROPOSAL #7.: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 and Deputy Members of the Corporate Assembly

PROPOSAL #8.: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 of the Nomination Committee

PROPOSAL #9.: Approve the guidelines for the                       ISSUER            YES             FOR                  FOR

Nomination Committee

PROPOSAL #10.: Approve the Auditor's remuneration               ISSUER            YES             FOR                  FOR

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL [Trond Bjornstad]: approve

that the Board of Directors shall immediately direct

Orkla's management to ensure that Orkla Finans'

operations at all times are grounded in adequate

expertise and satisfactory ethical guidelines

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORKLA ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R67787102

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Article 16, second paragraph, and        ISSUER            YES             FOR                  FOR

 Article 15, first paragraph, first sentence of the

Articles of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORMAT INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   M7571Y105

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to update the terms of                       ISSUER            YES             FOR                  FOR

employment by Ormat Technologies, a US subsidiary

traded on NASDAQ, of Y. Brunitski, a Member of the

controlling family, in the office of president and

COO of Ormat Technologies, in such manner that his

annual bonus will be 0.75% of the net profit in

excess of USD 2 million

PROPOSAL #2.: Approve the amendment of a 2005                     ISSUER            YES             FOR                  FOR

agreement with a Company that is 40% owned by Y.

Brunitski, another Member of the controlling family,

for the grant of services of support and maintenance

of ERP Software, by updating the consideration to NIS

 220 an hour up to NIS 120,000 a year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ORMAT INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   M7571Y105

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements and            ISSUER            YES             FOR                  FOR

the Directors' report for the year 2008

PROPOSAL #2.: Re-appoint the Accountant Auditors                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OSAKA GAS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J62320114

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OSAKA TITANIUM TECHNOLOGIES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J7794L108

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Supplementary Auditor                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Supplementary Auditor                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OSEM INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   M7575A103

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financials statements and          ISSUER            YES         ABSTAIN           AGAINST

the Directors' report for the year 2008

PROPOSAL #2.: Re-appoint Dan Proper, Gad Proper,                ISSUER            YES         ABSTAIN           AGAINST

Abraham Finklestein, Itzhak Yarkoni, Gabby Haik, Eli

Zohar, Fritz Van-Dyke, Richard Sykes, Heann Lutti and

 Pierre Streit as the Officiating Directors; and

appoint Pierre Schaufelberger as an additional

Director; and the External Directors continue in

office by provision of law

PROPOSAL #3.: Re-appoint the Accountant-Auditors                ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OSEM INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   M7575A103

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appointment of Roger Statler as an                 ISSUER            YES         ABSTAIN           AGAINST

additional Director

PROPOSAL #2: Approve the terms of service of the                ISSUER            YES         ABSTAIN           AGAINST

Director Abraham Finklestein in respect of the

consultation services with which he provides the

Company in respect of labor relations and religious

dietary regulations  kasrut , NIS 47,500 in addition

to his remuneration as a Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OTP BANK PLC, BUDAPEST

  TICKER:                  N/A                 CUSIP:   X60746181

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Amend the Company's Bylaws by passing         ISSUER             NO              N/A                  N/A

separate resolutions in respect of the two combined

recommendations contained in the proposal of the

Board of Directors

PROPOSAL #1.B: Amend the Sections 8.3., 8.4., 8.5.,          ISSUER             NO              N/A                  N/A

8.8., 8.11., 8.14., 8.22., 8.24., 8.26., 12/A.2.,

12/A.3. and 12/A.4. of the Company's Bylaws in

keeping with the proposal and on the basis of the

annex to the minutes of the General Meeting

PROPOSAL #1.C: Amend Sections 6.4. and 8.17. of the          ISSUER             NO              N/A                  N/A

Bylaws in accordance with the proposal, on the basis

of the annex to the minutes of the General Meeting

PROPOSAL #2.: Approve the AGM approves the                          ISSUER             NO              N/A                  N/A

distribution of the after-tax profit of HUF 102,329

million as follows: the amount of general

provisioning should be HUF 10,233 million, no

dividends will be paid from the after-tax profit,

thus the balance sheet profit for the financial year

amounts to HUF 92,096 million, [The text above is a

selected part of the proposal for resolution of the

PROPOSAL #3.: Approve the AGM accepts OTP Bank Plc.'s        ISSUER             NO              N/A                  N/A

 2009 Report on Corporate Governance

PROPOSAL #4.: The evaluation of the activities of the        ISSUER             NO              N/A                  N/A

 Management in the business year, decision on

granting discharge of liability

PROPOSAL #5.: The report of the Board of Directors on        ISSUER             NO              N/A                  N/A

 the banks business policy for 2010

PROPOSAL #6.: Approve that the AGM accepts the                   ISSUER             NO              N/A                  N/A

proposal for modification of the rules of procedure

of the Supervisory Board pursuant to the proposal, in

 keeping with the annex of the General Meeting's

PROPOSAL #7.: Approve, based on Section 3 Para 66 Act        ISSUER             NO              N/A                  N/A

 CXII of 1966 [Act on Credit Institutions and

Financial Enterprises] - concerning the audit of OTP

Bank Plc's unconsolidated and consolidated 2010

financial statements - the AGM is electing Deloitte

Auditing and Consulting Ltd. as the Bank's auditor

from 01 MAY 2010 until 30 APR 2011, the AGM approves

the nomination of Zsuzsanna Nagyvaradine Szepfalvi

[No. 005313 chartered auditor] as the person

responsible for auditing, in case any circumstance

should arise which ultimately precludes the

activities of Zsuzsanna Nagyvaradine Szepfalvi as

appointed auditor in this capacity, proposes the

appointment of Zoltan Nagy [No. 005027 chartered

auditor] to be the individual in charge of auditing,

the AGM establishes the total amount of HUF

56,000,000 + VAT as the Auditor's remuneration for

the audit of the 2008 annual accounts, prepared in

accordance with Hungarian Accounting Standards as

applicable to credit institutions, and for the audit

of the consolidated annual accounts prepared pursuant

 Act on Accounting, out of total remuneration HUF

44,500,000 + VAT shall be paid in consideration of

the audit of the unconsolidated annual accounts, and

HUF 11,500,000 + VAT shall be the fee payable for the

 audit of the consolidated annual accounts, the audit

 shall be carried out in accordance with the

PROPOSAL #8.: Approve the AGM accepts the following          ISSUER             NO              N/A                  N/A

monthly remunerations as from 01 MAY 2010: for the

Chairman of the Board of Directors HUF 750,000 for

the Deputy Chairman of the Board of Directors HUF

725,000 for the members of the Board of Directors HUF

 645,000 for the Chairman and Deputy Chairman of the

Supervisory Board HUF 725,000 for the members of the

Supervisory Board HUF 580,000 for the members of the

Audit Committee no remuneration

PROPOSAL #9.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

acquire treasury shares [shares issued by OTP Bank

Plc] in order to provide the necessary shares for the

 incentive option and bonus share system programs

operating at OTP Bank Plc, to ensure the possibility

of rapid intervention to restrain share-price

fluctuations, to develop and maintain services

provided to the Company's customers and to execute

transactions aimed at optimizing the Company's equity

 situation, the Board of Directors is entitled to

acquire 100 HUF face value ordinary shares with the

proviso that the volume of treasury shares under this

 authorization shall not exceed 56,000,000 shares at

any time. If the acquisition of shares is for

consideration then the purchase price of the shares

at each transaction shall not be lower than the face

value of the shares and not be higher than 150%, of

the highest price registered on the Budapest Stock

Exchange on the day before the transaction with the

proviso that if such transaction is executed on the

Budapest Stock Exchange the purchase price shall not

be higher than 120% of the closing price registered

on the Budapest Stock Exchange on the day before the

transaction, the Board of Directors is entitled to

the acquisition of treasury shares until 31 OCT 2011,

 authorize the Board of Directors by Resolution No.

11/2009 of the AGM is hereby repealed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OTSUKA CORPORATION

  TICKER:                  N/A                 CUSIP:   J6243L107

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Appoint a Director                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OUTOKUMPU OYJ

  TICKER:                  N/A                 CUSIP:   X61161109

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,            ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the

Auditor's report for the year 2009

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve, the action on profit or loss;         ISSUER            YES             FOR                  FOR

Board's proposal to pay dividend of EUR 0.35 per share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of the Board         ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDER'S PROPOSAL: re-elect E. Henkes ,

O.Johansson ,V. De Margerie, A. Nilsson Ehle, J.

Pesonen, L. Saarinen, A. Soila as the Board Members

and elect O. Vaartimo as the new Member of the Board

PROPOSAL #12.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES             FOR               AGAINST

SHAREHOLDER'S PROPOSAL : re-elect KPMG OY as the

Auditor

PROPOSAL #14.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

repurchase of Company's own shares

PROPOSAL #15.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

issuance of shares and other special rights entitling

 to shares

PROPOSAL #16.: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Approve the Board proposal to give              ISSUER            YES             FOR                  FOR

donation

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: approve to form Shareholder's

 Nomination Committee

PROPOSAL #19.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OVERSEA-CHINESE BANKING CORPORATION LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y64248209

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited accounts for the FYE        ISSUER            YES             FOR                  FOR

 31 DEC 2009 and the reports of the Directors and the

 Auditors thereon

PROPOSAL #2.A: Re-appoint Mr. Lee Seng Wee as a                 ISSUER            YES             FOR                  FOR

Director under Section 153 6  of the Companies Act,

Chapter 50, to hold from the date of this AGM until

the next AGM

PROPOSAL #2.B: Re-appoint Mr. Patrick Yeon Khwai Hoh         ISSUER            YES             FOR                  FOR

as a Director under Section 15 6  of the Companies

Act, Chapter to hold from the date of this AGM until

the next AGM

PROPOSAL #3.A: Re-elect Mr. David Philbrick Conner as        ISSUER            YES             FOR                  FOR

 a Director who retires by rotation

PROPOSAL #3.B: Re-elect Professor Neo Boon Slong as a        ISSUER            YES             FOR                  FOR

 Director who retires by rotation

PROPOSAL #4: Approve the final one-tier exempt                   ISSUER            YES             FOR                  FOR

dividend of 14 cents per ordinary share, in respect

of the FYE 31 DEC 2009

PROPOSAL #5: Approve the remuneration of the Non-               ISSUER            YES             FOR                  FOR

executive Directors of the Bank for the FYE 31 DEC

2009 comprising the following: a) Directors' fees of

SGD 1,746,000; b) 6,000 ordinary shares in the

capital of the Bank for each Non-executive Director

of the bank and for this purpose to pass the

following resolution with or without amendments as an

 ordinary resolution: i) pursuant to Article 140 of

the Articles of Association of the bank, authorize

the Directors of the bank to allot and issue an

aggregate of 60,000 ordinary shares in the capital of

 the bank  the Remuneration Shares  as bonus shares

for which no consideration is payable, to The Capital

 Depository Plc  Limited for the account of: 1) Mr.

Bobby Chin Yoka Choong  or for the account of such

depository agents as he may direct  Contd..

PROPOSAL #6: Appoint Auditors and approve to fix                ISSUER            YES             FOR                  FOR

their remuneration

PROPOSAL #7: Authorize the Directors of the Bank to :        ISSUER            YES             FOR                  FOR

 1) i) issue ordinary shares in the capital of the

bank  Ordinary Shares  whether by way of rights,

bonus or otherwise; and/or ii) make or grant offers,

agreements or options collectively, Instruments  that

 might or would require ordinary shares to be issued,

 including but not limited to the creation and issue

of  as well as adjustments to  warrants, debentures

or other instruments convertible into ordinary

shares; on a pro rata basis to shareholders of the

bank, at any time upon such terms and conditions and

for such purposes as the Directors may in their

absolute discretion deem fit, and ii)

notwithstanding the authority conferred by this

resolution may have ceased to be in force  issue

ordinary shares in pursuance of any instrument made

or granted by the Directors while this Contd..

PROPOSAL #8: Authorize the Directors of the Bank to:         ISSUER            YES             FOR                  FOR

i) offer and grant options in accordance with the

provisions of the OCBC share option scheme 2001  the

2001 Scheme  and/or grant rights to subscribe for

ordinary shares in accordance with the provisions of

the OCBC employee share purchase plan  the Plan ; and

 ii) allot and issue from time to time such number of

 ordinary shares in the capital of bank as may be

required to be issued pursuant to the exercise

options under the 2001 scheme and/or such number of

ordinary shares in the capital of the bank as may be

required to be issued pursuant to the exercise of

rights to subscribe for ordinary shares, under the

PROPOSAL #9: Authorize the Directors of the Bank to          ISSUER            YES             FOR                  FOR

allot and issue from time to time such number of

ordinary shares as may be required to be allotted and

 issued pursuant to the Overseas Chinese Banking

Corporation Limited Scrip Dividend Scheme

PROPOSAL #10: Authorize the Directors of the Bank to:        ISSUER            YES             FOR                  FOR

 i) allot and issue preference share referred to in

Articles 7A, 7B, 7C, 7D, 7E, 7F, 7G, 7H, 7I, 7J, 7K,

7L and 7M of the Articles of Association of the bank,

 other preference shares or non-voting shares in the

capital of the bank whether by way of rights, bonus

or otherwise; and/or ii) make or grant offers,

agreements or options that might or would require

preference shares referred to in this resolution or

non-voting shares to be issued, not being ordinary

shares to which the authority referred to in

Resolution 7 relates at any time and upon such terms

and conditions and for such purposes and to such

persons as the Directors may in their absolute

discretion deem fit, and  notwithstanding the

authority conferred by this resolution may have

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OVERSEA-CHINESE BANKING CORPORATION LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y64248209

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors of the Bank, for        ISSUER            YES             FOR                  FOR

 the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore [the Companies

 Act], to purchase or otherwise acquire issued

ordinary shares in the capital of the Bank [Ordinary

Shares], not exceeding in aggregate the Maximum limit

 [as specified], at such price or prices as may be

determined by the Directors from time to time up to

the maximum price [as defined] whether by way of:

market purchase[s] on the Singapore Exchange

Securities Trading Limited [SGX-ST] and/or any other

stock exchange on which the ordinary shares may for

the time being be listed and quoted [other Exchange]

and/or; off-market purchase[s] if effected otherwise

than on the SGX-ST or, or as the case may be, other

exchange] in accordance with any equal access

Scheme[s] as may be determined or CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OWENS-ILLINOIS, INC.

  TICKER:                  OI                   CUSIP:   690768403

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAY L. GELDMACHER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALBERT P.L. STROUCKEN                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS K. WILLIAMS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS L. YOUNG                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE SELECTION OF ERNST & YOUNG          ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  OZ MINERALS LTD

  TICKER:                  N/A                 CUSIP:   Q7161P106

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report of the Company for the YE 31 DEC 2009 together

 with the Directors' report, Directors' Declaration

and Auditor's report as specified in the 2009 annual

PROPOSAL #2.i: Re-election of Mr. Neil Hamilton as a         ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with Article 6.3(h) of the Company's Constitution

PROPOSAL #2.ii: Re-election of Mr. Paul Dowd as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with Article 6.3(h) of the Company's Constitution

PROPOSAL #2.iii: Re-election of Mr. Charles Lenegan          ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires in

accordance with Article 6.3(h) of the Company's

PROPOSAL #2.iv: Re-election of Mr. Brian Jamieson as         ISSUER            YES             FOR                  FOR

a Director of the Company, who retires in accordance

with Article 6.3(c) of the Company's Constitution

PROPOSAL #3: Adopt the Company's remuneration report         ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #4: Authorize the Company to grant to the            ISSUER            YES             FOR                  FOR

Company's Managing Director  'MD'  & Chief Executive

Officer  'CEO' , Mr. Terry Burgess, a total of up to

2,800,000 performance rights to be granted over 3

years under the OZ Minerals Performance Rights Plan

on the terms as specified

PROPOSAL #S.5: Approve to modify the Constitution of         ISSUER            YES             FOR                  FOR

the Company, with effect from the date of the

meeting, by deleting the proportional takeover

provisions set out in existing Schedule 5 and

replacing them with a new Schedule 5 in the terms

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  ISSUER:                  P & O PRINCESS CRUISES P L C

  TICKER:                  N/A                 CUSIP:   G19081101

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-elect Mickey Arison as a Director of         ISSUER            YES             FOR                  FOR

Carnival Corporation and as a Director of Carnival plc

PROPOSAL #2: Re-elect Sir Jonathon Band as a Director        ISSUER            YES             FOR                  FOR

 of Carnival Corporation and as a Director of

Carnival plc

PROPOSAL #3: Re-elect of Robert H. Dickinson as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #4: Re-elect of Arnold W. Donald as a                   ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #5: Re-elect Pier Luigi Foschi as a Director        ISSUER            YES             FOR                  FOR

 of Carnival Corporation and as a Director of

Carnival plc

PROPOSAL #6: Re-elect of Howard S. Frank as a                     ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #7: Re-elect of Richard J. Glasier as a                ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #8: Re-elect of Modesto A. Maidique as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #9: Re-elect of Sir John Parker as a                     ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #10: Re-elect of Peter G. Ratcliffe as a              ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #11: Re-elect of Stuart Subotnick as a                 ISSUER            YES             FOR                  FOR

Director of Carnival Corporation and as a Director of

 Carnival plc

PROPOSAL #12: Re-elect of Laura Weil as a Director of        ISSUER            YES             FOR                  FOR

 Carnival Corporation and as a Director of Carnival

PROPOSAL #13: Re-elect of Randall J. Weisenburger as         ISSUER            YES             FOR                  FOR

a director of Carnival Corporation and as a Director

of Carnival plc

PROPOSAL #14: Re-elect of Uzi Zucker as a Director of        ISSUER            YES             FOR                  FOR

 Carnival Corporation and as a Director of Carnival

PROPOSAL #15: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as a independent Auditors for Carnival plc and to

ratify the selection of the U.S. firm of

PricewaterhouseCoopers LLP as the Independent

Registered Certified Public Accounting Firm for

Carnival Corporation

PROPOSAL #16: Authorize the Audit committee of                   ISSUER            YES             FOR                  FOR

Carnival plc to agree the remuneration of the

independent Auditors of Carnival plc

PROPOSAL #17: Receive the UK accounts and reports of         ISSUER            YES             FOR                  FOR

the Directors and the Auditors of Carnival plc for

the YE 30 NOV 2009  in accordance with legal

requirements applicable to UK Companies

PROPOSAL #18: Approve the Directors' remuneration and        ISSUER            YES             FOR                  FOR

 report of the Carnival plc for the YE 30 NOV 2009

in accordance with legal requirements applicable to

UK Companies

PROPOSAL #19: Authorize the Directors of Carnival plc        ISSUER            YES             FOR                  FOR

 to allot shares in Carnival plc and to grant rights

to subscribe for or convert any security into shares

in Carnival plc: a) up to a nominal amount of USD

118,107,426 [such amount to be reduced by the nominal

 amount of any equity securities [as defined in the

Companies Act 2006] allotted under the resolution

below in excess of USD 118,107,426]; and b) up to a

nominal amount of USD 236,214,852 [such amount to be

reduced by any shares and rights to subscribe for or

convert any security into shares allotted under the

resolution above] in connection with an offer by way

of a rights issue: CONTD

PROPOSAL #S.20: Authorize the Directors of Carnival          ISSUER            YES             FOR                  FOR

plc, subject to passing of the Proposal 19, to allot

equity securities [as defined in the Companies Act

2006] for cash under the authority given by that

resolution and/or where the allotment is treated as

an allotment of equity securities under Section

560(2)(b) of the Companies Act 2006, free of the

restriction in Section 561(1) of the Companies Act

2006, such power to be limited: a) to the allotment

of equity securities in connection with an offer of

equity securities [but in the case of the authority

granted under the resolution of Proposal 19, by way

of a rights issue only]: CONTD

PROPOSAL #S.21: Authorize the Carnival plc to make            ISSUER            YES             FOR                  FOR

market purchases [within the meaning of Section

693(4) of the UK Companies Act 2006 [the Companies

Act 2006] of ordinary shares of USD 1.66 each in the

capital of Carnival plc provided that: a)the maximum

number of ordinary shares authorized to be acquired

is 21,344,716; b) the minimum price [exclusive of

expenses] which may be paid for an ordinary share is

USD 1.66; c) the maximum price which may be paid for

an ordinary share is an amount [exclusive of

expenses] equal to the higher of [1] 105% of the

average middle market quotation for an ordinary

share, as derived from the London Stock Exchange

Daily Official List, for the 5 business days CONTD

PROPOSAL #22: Approve the specified Shareholder                 ISSUER            YES         AGAINST               FOR

Proposal

PROPOSAL #23: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  P T INDOCEMENT TUNGGAL PRAKARASA TBK

  TICKER:                  N/A                 CUSIP:   Y7127B135

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's annual report and         ISSUER            YES             FOR                  FOR

ratify the Company's consolidated financial

statements for FY 2009

PROPOSAL #2: Approve the appropriation of the                     ISSUER            YES             FOR                  FOR

Company's net profit for FY 2009

PROPOSAL #3: Appointment of the Public Accountant              ISSUER            YES             FOR                  FOR

Firm to audit the Company's book for FY 2010

PROPOSAL #4: Appointment of the member of the Board          ISSUER            YES         AGAINST           AGAINST

of Directors of the Company

PROPOSAL #5: Approve to determine the salary and                ISSUER            YES             FOR                  FOR

other allowances for the member of the Board of

Directors and honorarium for the member of the Board

of Commissioners of the Company

PROPOSAL #6: Amend the Article of Association of the         ISSUER            YES             FOR                  FOR

Company in compliance with Regulation No.IX.E.2,

attachment of the decree of the Bapepam-LK Chairman

no.KEP-413/BL/dated 25 NOV 2009 according material

transaction and changes on main business activity

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PACCAR INC

  TICKER:                  PCAR               CUSIP:   693718108

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ALISON J. CARNWATH                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT T. PARRY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN M. PIGOTT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY M.E. SPIERKEL                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: STOCKHOLDER PROPOSAL REGARDING THE           SHAREHOLDER        YES             FOR               AGAINST

SUPERMAJORITY VOTE PROVISIONS

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING A               SHAREHOLDER        YES             FOR               AGAINST

DIRECTOR VOTE THRESHOLD

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

COMPOSITION OF THE COMPENSATION COMMITTEE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PACIFIC CORP

  TICKER:                  N/A                 CUSIP:   Y6606N107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 51st financial statement             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve to revise the Articles of                 ISSUER            YES         AGAINST           AGAINST

Incorporation

PROPOSAL #3.: Appointment of Director                                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve the Director remuneration limit        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the Auditor remuneration limit         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the report of appointment of            ISSUER            YES             FOR                  FOR

Outside Auditor

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PACIFIC METALS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J63481105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Allow Board to Authorize Use of Free              ISSUER            YES         AGAINST           AGAINST

Share Purchase Warrants as Anti-Takeover Defense

Measure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PACTIV CORP.

  TICKER:                  PTV                 CUSIP:   695257105

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LARRY D. BRADY             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: K. DANE BROOKSHER        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT J. DARNALL        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MARY R. HENDERSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: N. THOMAS                     ISSUER            YES             FOR                  FOR

LINEBARGER

PROPOSAL #1F: ELECTION OF DIRECTOR: ROGER B. PORTER           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RICHARD L. WAMBOLD      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: NORMAN H. WESLEY         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE SELECTION OF ERNST & YOUNG          ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PAGESJAUNES GROUPE

  TICKER:                  N/A                 CUSIP:   F6954U126

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual financial                        ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FYE on 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of income for          ISSUER            YES             FOR                  FOR

the FYE on 31 DEC 2009 as reflected in the annual

financial statements and distribution

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #O.5: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

purchase or transfer shares of PagesJaunes Groupe

PROPOSAL #O.6: Approve the Company Deloitte and                 ISSUER            YES             FOR                  FOR

Associes as principal statutory Auditor

PROPOSAL #O.7: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

Company Ernst and Young Audit as principal statutory

Auditor

PROPOSAL #O.8: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

Company BEAS as the Deputy Statutory Auditor

PROPOSAL #O.9: Approve the renewal of term of the              ISSUER            YES             FOR                  FOR

Company Auditex as the Deputy Statutory Auditor

PROPOSAL #O.10: Approve the deliberation in                        ISSUER            YES             FOR                  FOR

accordance with Article L.225-42-1 of the Commercial

Code relating to the undertakings benefiting Mr.

Jean-Pierre Remy

PROPOSAL #e.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company and securities giving

access to shares of the Company with preferential

subscription rights of the shareholders

PROPOSAL #e.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue by way of public offers, shares of the Company

and securities giving access to shares of the Company

 with cancellation of preferential subscription

rights of the shareholders

PROPOSAL #e.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company and securities giving

access to shares of the Company, by way of offers

pursuant to Article L.411-2, II of the Monetary and

Financial Code, with cancellation of preferential

subscription rights of the shareholders

PROPOSAL #e.14: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

the event of issuance of shares or securities giving

access to shares of the Company with cancellation of

preferential subscription rights of the shareholders,

 to determine the issue price according to the

modalities set by the General Meeting

PROPOSAL #e.15: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

the event of capital increase with or without

cancellation of preferential subscription rights of

the shareholders, to increase the number of issuable

securities

PROPOSAL #e.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares and securities giving access to shares

in the event of public exchange offer initiated by

the Company

PROPOSAL #e.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares of the Company and securities giving

access to shares in consideration for the

contributions in kind granted to the Company and

composed of equity securities or securities giving

access to the capital

PROPOSAL #e.18: Approve the overall limit of                       ISSUER            YES             FOR                  FOR

authorizations

PROPOSAL #e.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue securities giving right to the allotment of

debt securities

PROPOSAL #e.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital of the Company by incorporation

of reserves, profits or premiums

PROPOSAL #e.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

carry out capital increases reserved for Members of

the Groupe PagesJaunes Saving Plan

PROPOSAL #e.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the capital by cancellation of shares

PROPOSAL #e.23: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PALADIN ENERGY LTD, SUBIACO WA

  TICKER:                  N/A                 CUSIP:   Q7264T104

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #2.: Re-elect Mr. Donald Myron Shumka as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Approve, for the purposes of Listing            ISSUER            YES             FOR                  FOR

Rule 7.2, Exception 9, as an exception to Listing

Rule 7.1, and for the purposes of Section 613 of the

TSX Company Manual, and for all other purposes, the

Performance Share Rights Plan for employees

[including Directors] of the Company known as the

Paladin Energy Ltd Employee Performance Share Rights

Plan and the grant of Performance Rights and the

issue of Ordinary Shares under such Plan, as specified

PROPOSAL #4.: Approve, for the purposes of Section            ISSUER            YES             FOR                  FOR

613 of the TSX Company Manual, and for all other

purposes, the Performance Share Rights Plan for

contractors of the Company known as the Paladin

Energy Ltd Contractor Performance Share Rights Plan

and the grant of Performance Rights and the issue of

Ordinary Shares under such Plan, as specified

PROPOSAL #5.: Approve, under and for the purposes of         ISSUER            YES             FOR                  FOR

ASX Listing Rule 10.14 and for all other purposes,

the grant of up to 1,000,000 Performance Rights under

 the Paladin Energy Ltd Employee Performance Share

Rights Plan over the next 3 years to John Borshoff;

the terms of grant of the Performance Rights are as

specified and the number of Performance Rights to be

granted will be 300,000 in 2009 and the maximum

number to be granted in subsequent years is to be

calculated in accordance with the specified formula,

the actual number to be issued being determined at

the discretion of the Board

PROPOSAL #6.: Ratify, for the purposes of Listing              ISSUER            YES             FOR                  FOR

Rule 7.4 of the Listing Rules of the ASX and for all

other purposes, the allotment and issue of 93,450,000

 Ordinary Shares

PROPOSAL #S.7: Approve, for the purposes of Section          ISSUER            YES             FOR                  FOR

648G of the Corporations Act and all other purposes,

to renew the Company's proportional takeover approval

 provisions as set out in Clause 32 of the of the

Constitution of the Company, for a period of 3 years

commencing on the day this resolution is passed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PALL CORPORATION

  TICKER:                  PLL                 CUSIP:   696429307

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DANIEL J. CARROLL                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT B. COUTTS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHERYL W. GRISE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ULRIC S. HAYNES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD L. HOFFMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERIC KRASNOFF                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS N. LONGSTREET                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWIN W. MARTIN, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHARINE L. PLOURDE                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD L. SNYDER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD TRAVAGLIANTI                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2010.

PROPOSAL #03: PROPOSAL TO APPROVE THE COMPANY'S 2004         ISSUER            YES             FOR                  FOR

EXECUTIVE INCENTIVE BONUS PLAN.

PROPOSAL #04: PROPOSAL TO AMEND THE PALL CORPORATION         ISSUER            YES             FOR                  FOR

EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER

OF SHARES OF COMMON STOCK AVAILABLE FOR PURCHASE

UNDER THE PLAN.

PROPOSAL #05: PROPOSAL TO AMEND THE PALL CORPORATION         ISSUER            YES             FOR                  FOR

MANAGEMENT STOCK PURCHASE PLAN TO INCREASE THE NUMBER

 OF SHARES OF COMMON STOCK AVAILABLE FOR PURCHASE

UNDER THE PLAN.

PROPOSAL #06: PROPOSAL TO APPROVE THE PALL                          ISSUER            YES             FOR                  FOR

CORPORATION 2005 STOCK COMPENSATION PLAN, AS AMENDED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PANAHOME CORPORATION

  TICKER:                  N/A                 CUSIP:   J48646103

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PANASONIC CORPORATION

  TICKER:                  N/A                 CUSIP:   J6354Y104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PANASONIC ELECTRIC WORKS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J6355K103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PAPERLINX LTD, MOUNT WAVERLEY VIC

  TICKER:                  N/A                 CUSIP:   Q73258107

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

statements, the Directors' report and the Auditor's

report for the YE 30 JUN 2009

PROPOSAL #2.A: Re-elect Mr. Barry Jackson as a                   ISSUER            YES             FOR                  FOR

Director, who retires, in accordance with the

Company's Constitution

PROPOSAL #2.B: Re-elect Mr. David Meiklejohn as a              ISSUER            YES             FOR                  FOR

Director, who retires, in accordance with the

Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009, as specified

PROPOSAL #S.4: Approve, pursuant to Sections 136[2]          ISSUER            YES             FOR                  FOR

and 648G of the Corporation Act 2001[Cth], to alter

the Company's Constitution by re-inserting Rule 97 in

 the form as specified in the notice of the Meeting

PROPOSAL #5.: Approve the issue, under a Long-Term            ISSUER            YES             FOR                  FOR

Incentive Plan, to the Managing Director, Mr. Thomas

P. Park, of up to 1,926,782 performance share rights

and 1,284,521 performance share Options to acquire

ordinary shares in the capital of the Company,

subject to achievement of performance conditions and

on the other terms as specified

PROPOSAL #6.: Approve the issue, under a Short-Term          ISSUER            YES             FOR                  FOR

Incentive plan, to the Managing Director, Mr. Thomas

P. Park, of up to 770,713 Performance Share Right to

acquire ordinary shares in the capital of the

Company, subject to achievement of performance

conditions and on the terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARGESA HOLDING SA, GENEVE

  TICKER:                  N/A                 CUSIP:   H60477207

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the annual report, the                            ISSUER            YES             FOR                  FOR

consolidated accounts and the parent Company accounts

 for the YE 31 DEC 2009

PROPOSAL #2: Approve to pay a dividend of CHF 230.2          ISSUER            YES             FOR                  FOR

million (CHF 2.72 per bearer share and CHF 0.272 per

registered share), out of available profits of CHF

356.4 million which comprise a net profit for 2009 of

 CHF 249.9 million and a balance carried forward of

CHF 106.5 million; after an allocation of CHF 12.5

million to the free reserve, CHF 113.7 million will

be carried forward

PROPOSAL #3: Approve that a release be issued to the         ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the Management

PROPOSAL #4.1a1: Re-elect Mrs. Segolene Gallienne as         ISSUER            YES             FOR                  FOR

a Board of Directors for 3 years terms

PROPOSAL #A.1A2: Re-elect Mr. Paul Desmarais Jr. as a        ISSUER            YES             FOR                  FOR

 Board of Directors for 3 years terms

PROPOSAL #A.1A3: Re-elect Mr. Gerald Frere as a Board        ISSUER            YES             FOR                  FOR

 of Directors for 3 years terms

PROPOSAL #A.1A4: Re-elect Mr. Victor Delloye as a              ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A5: Re-elect Mr. Gerard Mestrallet as a         ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A6: Re-elect Mr. Michael Nobrega as a            ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A7: Re-elect Mr. Baudouin Prot as a                ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1A8: Re-elect Mr. Gilles Samyn as a Board        ISSUER            YES             FOR                  FOR

 of Directors for 3 years terms

PROPOSAL #A.1A9: Re-elect Mr. Amaury de Seze as a              ISSUER            YES             FOR                  FOR

Board of Directors for 3 years terms

PROPOSAL #A.1.B: Election of Mr. Arnaud Vial, a                 ISSUER            YES             FOR                  FOR

French and Canadian national, Senior Vice-President

of Power Corporation of Canada and of Power Financial

 Corporation as a Board of Director for a three year

term

PROPOSAL #4.2: Re-appoint Deloitte SA as the Auditor         ISSUER            YES             FOR                  FOR

for a one-year period

PROPOSAL #5.1: Amend the Article 5 BIS Par. 1 as                ISSUER            YES             FOR                  FOR

follows: the Board of Directors is authorized to

increase, until 05 MAY 2012, the share capital up to

CHF 253,000,000 by the issuance of a maximum of

11,500,000 bearer shares with a nominal value of CHF

20 each and by the issuance of a maximum of

11,500,000 registered shares with a nominal value of

CHF 2 each; the new shares are required to be fully

paid ]in; the Board of Directors may increase the

share capital in one or several portions

PROPOSAL #5.2: Amend Articles 5, 6, 8, 15, 19, 21, 27        ISSUER            YES             FOR                  FOR

 and 29 of the Articles of Association as specified

PROPOSAL #6: Other business                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARKER-HANNIFIN CORPORATION

  TICKER:                  PH                   CUSIP:   701094104

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM E. KASSLING                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. KOHLHEPP                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GIULIO MAZZALUPI                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KLAUS-PETER MUELLER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH M. SCAMINACE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WOLFGANG R. SCHMITT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARKOS I. TAMBAKERAS                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES L. WAINSCOTT                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR FY10.

PROPOSAL #03: APPROVAL OF THE PARKER-HANNIFIN                     ISSUER            YES             FOR                  FOR

CORPORATION 2009 OMNIBUS STOCK INCENTIVE PLAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL TO AMEND THE CODE    SHAREHOLDER        YES         AGAINST               FOR

OF REGULATIONS TO SEPARATE THE ROLES OF CHAIRMAN OF

THE BOARD AND CHIEF EXECUTIVE OFFICER.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARKSON HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y6706L100

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                 ISSUER            YES             FOR                  FOR

audited financial statements for the FYE 30 JUN 2009

PROPOSAL #2.: Approve the payment of a first and                ISSUER            YES             FOR                  FOR

final cash dividend of 5.0 sen per ordinary share tax

 exempt and the distribution of share dividend on the

 basis of 1 treasury share for every 100 ordinary

shares MYR 1.00 each held in the Company, fractions

of treasury shares to be disregarded

PROPOSAL #3.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

amounting of MYR 199,000

PROPOSAL #4.: Re-elect Mr. Y. Bhg. Dato' Hassan bin          ISSUER            YES             FOR                  FOR

Abdul Mutalip as a Director, who retires by rotation

in accordance with the Article 98 of the Company's

Articles of Association

PROPOSAL #5.: Re-elect Mr. Yeow Teck Chai as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Article 98 of the Company's Articles of

PROPOSAL #6.: Re-elect Mr. Y. Bhg. Dato' Mohamad Daud        ISSUER            YES             FOR                  FOR

 bin Haji Dol Moin, in accordance with Article 99 of

the Company's Articles of Association

PROPOSAL #7.: Re-appoint the Auditors to hold office         ISSUER            YES             FOR                  FOR

until the conclusion of the next AGM and authorize

the Directors to fix their remuneration

PROPOSAL #8.: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

Section 132D of the Companies Act, 1965 and subject

to the approval of all relevant authorities being

obtained, to issue shares in the Company at any time

and upon such terms and conditions and for such

purposes as the Directors may, in their absolute

discretion deem fit, provided that the aggregate

number of shares issued pursuant to this resolution

does not exceed 10% of the issued and paid-up capital

 of the Company for the time being; [Authority

expires at the conclusion of the next AGM of the

PROPOSAL #9.: Authorize the Company and its                        ISSUER            YES             FOR                  FOR

subsidiaries to enter into recurrent related party

transactions of a revenue or trading nature which are

 necessary for its day-to-day operations as specified

 provided that such transactions are undertaken in

the ordinary course of business and are on normal

commercial terms which are consistent with the

Group's usual business practices and policies, and on

 terms not more favorable to the related parties than

 those generally available to the public and are not

to the detriment of the minority shareholders; and

[Authority expires at the conclusion of the next AGM

of the Company or the expiration of the period within

 which the next AGM after that date is required to be

 held pursuant to Section 143(1) of the Companies

Act, 1965 (but shall not extend to such extension as

may be allowed pursuant to Section 143(2) of the

Companies Act, 1965)]; Authorize the Directors of the

 Company to complete and do all such acts and things

to give effect to the transactions contemplated

and/or authorized by this ordinary resolution

PROPOSAL #10.: Authorize the Company, subject to the         ISSUER            YES             FOR                  FOR

Companies Act, 1965, the provisions of the Articles

of Association of the Company, the Listing

Requirements of Bursa Malaysia Securities Berhad

[Bursa Securities], and the approvals of all relevant

 governmental and/or regulatory authorities, to buy-

back such number of ordinary shares of MYR 1.00 each

in the Company as may be determined by the Directors

of the Company from time to time through Bursa

Securities upon such terms and conditions as the

Directors may deem fit and expedient in the interest

of the Company provided that: i) the aggregate number

 of shares bought-back does not exceed 10% of the

total issued and paid-up capital of the Company at

any point of time; and ii) the maximum amount of

funds to be allocated for the share buy-back shall

not exceed the aggregate of the retained profits

and/or share premium of the Company [hereinafter

referred to as the 'Proposed Share Buy-Back']; and

[Authority expires at the conclusion of the next AGM

of the Company, unless by ordinary resolution passed

at that meeting, the authority is renewed, either

unconditionally or subject to conditions or the

expiration of the period within which the next AGM

after the date it is required by law to be held] and;

 authorize the Directors of the Company to decide in

their absolute discretion to retain the ordinary

shares of MYR 1.00 each in the Company so purchased

by the Company as treasury shares and/or cancel them

and to distribute the treasury shares as share

dividends and/or resell the treasury shares; and to

take all such steps as are necessary or expedient

and/or enter into any and all agreements,

arrangements and guarantee with any party or parties

to implement, finalize and give full effect to the

Proposed Share Buy-Back with full powers to assent to

 any conditions, modifications, revaluations,

variations and/or amendments [if any] as may be

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARKSON RETAIL GROUP LTD

  TICKER:                  N/A                 CUSIP:   G69370115

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and Auditors for the YE 31 DEC 2009

PROPOSAL #2: Approve the declaration of a final                 ISSUER            YES             FOR                  FOR

dividend of RMB 0.10 per share

PROPOSAL #3.i.a: Re-election of Chew Fook Seng as a          ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.i.b: Re-election of Yau Ming Kim, Robert         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #3.ii: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4: Re-appoint Messrs. Ernst & Young as the         ISSUER            YES             FOR                  FOR

Auditors and authorize the Board of Directors to fix

their remuneration

PROPOSAL #5.A: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to repurchase shares up to a maximum of

 10% of the existing issued share capital of the

PROPOSAL #5.B: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Directors to allot issue or deal with new shares

up to a maximum of 20% of the existing issued share

capital of the Company

PROPOSAL #5.C: Approve to extend the general mandate         ISSUER            YES             FOR                  FOR

granted to the Directors to issue new shares by the

number of shares repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARKWAY HLDGS LTD

  TICKER:                  N/A                 CUSIP:   V71793109

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and, if approved, to adopt the          ISSUER            YES             FOR                  FOR

Directors' report and audited accounts for the YE 31

DEC 2009 and the Auditors' report thereon

PROPOSAL #2: Declare the first and final Dividend of         ISSUER            YES             FOR                  FOR

1.15 cents  tax exempt one-tier  per ordinary share

in respect of the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect YBhg Dato' Mohammed Azlan B.         ISSUER            YES             FOR                  FOR

Hashim who retires pursuant to Article 83 of the

Articles of Association of the Company, as Director

of the Company

PROPOSAL #3.b: Re-elect Dr Tan See Leng who retires          ISSUER            YES             FOR                  FOR

pursuant to Article 83 of the Articles of Association

 of the Company, as Director of the Company

PROPOSAL #3.c: Re-elect Mr Malvinder Mohan Singh who         ISSUER            YES             FOR                  FOR

retires pursuant to Article 83 of the Articles of

Association of the Company, as Director of the Company

PROPOSAL #3.d: Re-elect Mr Shivinder Mohan Singh who         ISSUER            YES             FOR                  FOR

retires pursuant to Article 83 of the Articles of

Association of the Company, as Director of the Company

PROPOSAL #3.e: Re-elect Mr Sunil Godhwani who retires        ISSUER            YES         AGAINST           AGAINST

 pursuant to Article 83 of the Articles of

Association of the Company, as Director of the Company

PROPOSAL #3.f: Re-elect Mr Balinder Singh Dhillon who        ISSUER            YES             FOR                  FOR

 retires pursuant to Article 83 of the Articles of

Association of the Company, as Director of the Company

PROPOSAL #4.a: Re-elect Dr Lim Cheok Peng who retires        ISSUER            YES             FOR                  FOR

 pursuant to Article 97 of the Articles of

Association of the Company, as Director of the Company

PROPOSAL #4.b: Re-elect Mr Chang See Hiang who                   ISSUER            YES             FOR                  FOR

retires pursuant to Article 97 of the Articles of

Association of the Company, as Director of the Company

PROPOSAL #4.c: Re-elect Mr Richard Seow Yung Liang            ISSUER            YES             FOR                  FOR

who retires pursuant to Article 97 of the Articles of

 Association of the Company, as Director of the

PROPOSAL #5: Approve Directors' fee of SGD 866,458            ISSUER            YES             FOR                  FOR

for 2009

PROPOSAL #6: Re-appoint Messrs. KPMG LLP as the                 ISSUER            YES             FOR                  FOR

Auditors and to authorize the Directors to fix their

remuneration

PROPOSAL #7.A: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, subject to Section 161 of the Companies

Act, Cap. 50 of Singapore, the Articles of

Association of the Company, the approval of the

relevant Stock Exchange and/or other governmental or

regulatory bodies where such approval is necessary

and compliance with the provisions of the Listing

Manual of Singapore Exchange Securities Trading

Limited  the SGX-ST   including any supplemental

measures thereto from time to time , to: a) i) allot

and issue shares in the Company the Shares  whether

by way of rights, bonus or otherwise; and/or ii) make

 or grant offers, agreements or options  collectively

 the Instruments  that might or would require Shares

to be issued, including but not limited to the

creation and issue of warrants, debentures or other

instruments convertible into Shares Contd..

PROPOSAL #7.B: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company to issue and allot from time to time such

 number of Shares as may be required to be issued

pursuant to the exercise of options granted while the

 authority conferred by this resolution is in force,

under the Parkway Share Option Scheme 2001  Parkway

Scheme 2001 and/or the vesting of awards granted

while the authority conferred by this resolution is

in force, under the Parkway Performance Share Plan

Share Plan  notwithstanding that the authority

conferred by this resolution may have ceased to be in

 force  provided that the aggregate number of Shares

to be issued and allotted pursuant to the Parkway

Scheme 2001 and the Share Plan does not exceed 15%of

the total number of issued ordinary shares of the

Company  excluding treasury shares  from time to time

PROPOSAL #7.C: Approve the Sections 76C and 76E of            ISSUER            YES             FOR                  FOR

the Companies Act, Cap. 50 of Singapore the Act , the

 exercise by the Directors of all the powers of the

Company to purchase or otherwise acquire issued

ordinary shares of the Company  the Shares  not

exceeding in aggregate the Prescribed Limit  as

hereinafter defined , at such price or prices as may

be determined by the Directors from time to time up

to the maximum price  as hereinafter defined ,

whether by way of: i) on-market purchases  each an

On-Market Share Purchase  on the SGX-ST; and/or ii)

off-market purchases  each an Off-Market Share

Purchase  effected in accordance with any equal

access scheme(s) as may be determined or formulated

by the Directors as they may consider fit, which

scheme(s) shall satisfy all the conditions prescribed

PROPOSAL #8: Approval the Chapter 9 of the Listing            ISSUER            YES             FOR                  FOR

Manual, for the Company, its subsidiaries and

associated companies, or any of them, to enter into

any of the transactions falling within the types of

Interested Person Transactions described in the

Appendix to Shareholders dated 31 MAR 2010  being an

appendix to the Annual Report of the Company for the

FYE 31 DEC 2009  the Appendix  , with the interested

persons described in the Appendix, provided that such

 transactions are made on normal commercial terms and

 in accordance with the review procedures for

interested person transactions as specified the

Appendix  the IPT Mandate ; b) the IPT Mandate shall,

 unless revoked or varied by the Company in general

meeting, continue in force until the next AGM of the

Company is held or is required by law to be held;

Contd..

PROPOSAL #9: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARKWAY HLDGS LTD

  TICKER:                  N/A                 CUSIP:   V71793109

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and adopt the share option                 ISSUER            YES         AGAINST           AGAINST

scheme to be known as the Parkway Share Option Scheme

 2010 [the Option Scheme], the rules of which have

been set out in the Circular to shareholders dated 31

 MAR 2010 [the Circular], substantially in the form

as specified in the rules of the option scheme, and

authorize the Directors of the Company a) to

establish and administer the option scheme; b) to

modify and/or amend the Option Scheme from time to

time provided that such modifications and/or

amendments are effected in accordance with the

provisions of the option scheme and to do all such

acts and to enter into all such transactions,

arrangements and agreements as may be necessary or

expedient in order to give full effect to the option

scheme; and c) to offer and grant option(s) in

accordance with the rules of the option scheme and to

 allot and issue from time to time such number of

shares in the capital of the Company as may be

required to be issued pursuant to the exercise of the

PROPOSAL #2: Authorize the Directors of the Company,         ISSUER            YES         AGAINST           AGAINST

subject to and contingent upon passing of Ordinary

Resolution 1, to offer and grant options in

accordance with the rules of the Option Scheme with

exercise prices set at a discount not exceeding 20%

of the market price, all capitalized terms used in

this notice which are not defined herein shall have

the same meanings ascribed to them in the Circular

dated 31 MAR 2010 to the shareholders of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARMALAT SPA, COLLECCHIO

  TICKER:                  N/A                 CUSIP:   T7S73M107

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, the report of the Board of Directors and

the Auditors and destination of profits; any

adjournment thereof

PROPOSAL #2: Appointment of the Auditor and                        ISSUER             NO              N/A                  N/A

Independent Auditor and any adjournment

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARTNER COMMUNICATIONS CO LTD

  TICKER:                  N/A                 CUSIP:   M78465107

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint Kesselman & Kesselman,                 ISSUER            YES         ABSTAIN           AGAINST

Independent Certified Public Accountants in Israel

and a Member of PricewaterhouseCoopers International

Limited Group, as the Company's Auditor for the

period ending at the close of the next AGM

PROPOSAL #2.: Approve the Auditor's remuneration for         ISSUER            YES         ABSTAIN           AGAINST

the YE 31 DEC 2008, as determined by the Audit

Committee and by the Board of Directors and the

report of the Board of Directors with respect to the

remuneration paid to the Auditor and its affiliates

for the YE 31 DEC 2008

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES         ABSTAIN           AGAINST

statements of the Company for the YE 31 DEC 2008 and

the report of the Board of Directors for such period

PROPOSAL #4.: Re-elect Messrs. Fok Kin-ning Canning;         ISSUER            YES         ABSTAIN           AGAINST

Chan Ting Yu; Galil Uzia; Gissin Erez; Lui Dennis Pok

 Man; Shachar Pesach; Sixt Frank John and Mrs. Chow

Woo Mo Fong Susan as the Directors of the Company,

until the close of the next AGM, unless their office

becomes vacant earlier in accordance with the

provisions of the Israeli Companies Law and the

Company's Articles of Association; and approve the

compensation of Mr. Galil and Mr. Gissin, plus

reimbursement of expenses; no change is made to the

respective existing terms of the indemnifications and

 Insurance Policies of the Directors so re-elected,

which terms will continue in full force and effect;

and these resolutions are in the best interest of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARTNER COMMUNICATIONS CO LTD

  TICKER:                  N/A                 CUSIP:   M78465107

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint Mr. Bany Beu-Zeev [Woolfson] as        ISSUER            YES             FOR                  FOR

 a new External Director [Dahatz] and approve his

remuneration, indemnification and insurance

PROPOSAL #2.: Approve a ''Run-Off'' Insurance Policy         ISSUER            YES             FOR                  FOR

for the Directors and other office holders of the

Company

PROPOSAL #3.: Approve the registration rights                     ISSUER            YES             FOR                  FOR

agreement [to be entered into at a later date] by and

 between the Company and Scailex Corporation Ltd

PROPOSAL #4.: Grant of Indemnification Letters to              ISSUER            YES             FOR                  FOR

Directors of the Company

PROPOSAL #5.: Approve a new ''D&O'' insurance policy         ISSUER             NO              N/A                  N/A

based on condition [to be entered into at a later

PROPOSAL #6.: Approve the amendments of certain                 ISSUER             NO              N/A                  N/A

provisions in the Company's Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARTNER COMMUNICATIONS CO LTD

  TICKER:                  N/A                 CUSIP:   M78465107

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Re-appoint Kesselman & Kesselman,                   ISSUER            YES         ABSTAIN           AGAINST

independent certified public accountants in Israel

and a Member of PricewaterhouseCoopers International

Limited Group, as the Company's Auditor for the YE at

 the close of the next AGM

PROPOSAL #2: Approve to discuss the Auditor's                     ISSUER            YES         ABSTAIN           AGAINST

remuneration for the YE 31 DEC 2009, as determined by

 the Audit Committee and by the Board of Directors,

and the report of the Board of Directors with respect

 to the remuneration paid to the Auditor and its

affiliates for the YE 31 DEC 2009

PROPOSAL #3: Approve to discuss the Company's audited        ISSUER            YES         ABSTAIN           AGAINST

 financial statements for the YE 31 DEC 2009 and the

report of the Board of Directors for such period

PROPOSAL #4: Re-elect Ilan Ben Dov, Yaron Bloch, Erez        ISSUER            YES         ABSTAIN           AGAINST

 Gissin, Yacov Gelbard, Dr. Shlomo Nass and Yahel

Shachar, to approve the compensation terms of several

 Directors and to approve the insurance and

indemnification of the Directors up for re-election

at the AGM and of Ms. Osnat Ronen

PROPOSAL #5: Approve to grant of indemnification                ISSUER            YES         ABSTAIN           AGAINST

letters to the Directors up for re-election  other

than Mr. Erez Gissin, the existing indemnification

thereof continues in full force and effect  and to

Ms. Osnat Ronen

PROPOSAL #6: Approve of a perennial agreement for the        ISSUER            YES         ABSTAIN           AGAINST

 purchase of handsets, accessories, spare parts and

repair services from Scailex Corporation Ltd, the

controlling party of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARTNERRE LTD.

  TICKER:                  PRE                 CUSIP:   G6852T105

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ISSUANCE OF PARTNERRE            ISSUER            YES             FOR                  FOR

LTD. COMMON SHARES AND SECURITIES EXCERCISABLE OR

EXCHANGEABLE FOR PARTNERRE LTD. COMMON SHARES IN

CONNECTION WITH THE SERIES OF TRANSACTIONS TO ACQUIRE

 PARIS RE HOLDINGS LIMITED DESCRIBED IN THE

ACCOMPANYING PROXY STATEMENT.

PROPOSAL #02: TO APPROVE THE INCREASE IN THE SIZE OF         ISSUER            YES             FOR                  FOR

THE BOARD OF DIRECTORS OF PARTNERRE LTD. FROM 11 TO

PROPOSAL #03: TO APPROVE THE AMENDMENT TO PARTNERRE          ISSUER            YES             FOR                  FOR

LTD.'S 2005 EMPLOYEE EQUITY PLAN, AS AMENDED AND

RESTATED, TO INCREASE THE NUMBER OF PARTNERRE LTD.

COMMON SHARES AVAILABLE FOR ISSUANCE AND TO INCREASE

THE NUMBER OF PARTNERRE LTD. COMMON SHARES THAT MAY

BE AWARDED AS RESTRICTED SHARES OR RESTRICTED SHARE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARTNERRE LTD.

  TICKER:                  PRE                 CUSIP:   G6852T105

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN A. ROLLWAGEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VITO H. BAUMGARTNER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEAN-PAUL L. MONTUPET                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LUCIO STANCA                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RE-APPOINT DELOITTE & TOUCHE, THE            ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS OUR

 INDEPENDENT AUDITORS, TO SERVE UNTIL THE 2011 ANNUAL

 GENERAL MEETING, AND TO REFER DECISIONS ABOUT THE

AUDITORS' COMPENSATION TO THE BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PARTYGAMING PLC, GIBRALTAR

  TICKER:                  N/A                 CUSIP:   X6312S110

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 annual report                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2: Approve the 2009 remuneration report               ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint the joint Auditors                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Authorize the Board to set the Auditors         ISSUER            YES         AGAINST           AGAINST

remuneration

PROPOSAL #5: Re-appoint Tim Bristow as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Re-appoint Lord Moonie as a Director               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Approve an update to the share allotment        ISSUER            YES             FOR                  FOR

 authority

PROPOSAL #S.8: Approve the disapplication of pre-               ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.9: Approve to renew the Company's share          ISSUER            YES             FOR                  FOR

buyback authority

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PATTERSON COMPANIES, INC.

  TICKER:                  PDCO               CUSIP:   703395103

  MEETING DATE:      9/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ELLEN A. RUDNICK*                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD C. SLAVKIN*                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES W. WILTZ*                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LES C. VINNEY**                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE AMENDMENT TO THE EQUITY         ISSUER            YES             FOR                  FOR

INCENTIVE PLAN TO REMOVE THE 2,000,000 SHARE LIMIT ON

 THE NUMBER OF SHARES THAT MAY BE ISSUED THEREUNDER

PURSUANT TO AWARDS OF RESTRICTED STOCK, RESTRICTED

STOCK UNIT AWARDS AND STOCK BONUSES. THE AMENDMENT TO

 OUR EQUITY INCENTIVE PLAN DOES NOT REPRESENT AN

INCREASE IN THE NUMBER OF SHARES RESERVED FOR AWARDS

THEREUNDER.

PROPOSAL #03: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 24,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PATTERSON-UTI ENERGY, INC.

  TICKER:                  PTEN               CUSIP:   703481101

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARK S. SIEGEL                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH N. BERNS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES O. BUCKNER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CURTIS W. HUFF                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TERRY H. HUNT                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH R. PEAK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLOYCE A. TALBOTT                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE AN AMENDMENT TO PATTERSON-UTI'S        ISSUER            YES             FOR                  FOR

 2005 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER

 OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN.

PROPOSAL #03: RATIFY THE SELECTION OF                                   ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM OF PATTERSON-UTI

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #04: IN THEIR DISCRETION, THE PROXIES ARE            ISSUER            YES         AGAINST           AGAINST

AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY

PROPERLY COME BEFORE THE MEETING OR ANY AND ALL

ADJOURNMENTS OR POSTPONEMENTS THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PAYCHEX, INC.

  TICKER:                  PAYX               CUSIP:   704326107

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: B. THOMAS GOLISANO      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID J.S.                   ISSUER            YES             FOR                  FOR

FLASCHEN

PROPOSAL #1C: ELECTION OF DIRECTOR: GRANT M. INMAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PAMELA A. JOSEPH         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JONATHAN J. JUDGE        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOSEPH M. TUCCI           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JOSEPH M. VELLI           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE AUDIT COMMITTEE'S          ISSUER            YES             FOR                  FOR

SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PAZ OIL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   M7846U102

  MEETING DATE:      1/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Re-appoint Z. Bino as an Officiating          ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional period until the next AGM

PROPOSAL #1.2: Re-appoint A. Fogel as an Officiating         ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional period until the next AGM

PROPOSAL #1.3: Re-appoint G. Lahav as an Officiating         ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional period until the next AGM

PROPOSAL #1.4: Re-appoint G. Bino as an Officiating          ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional period until the next AGM

PROPOSAL #1.5: Re-appoint I. Tapuhi as an Officiating        ISSUER            YES         ABSTAIN           AGAINST

 Director, for an additional period until the next AGM

PROPOSAL #1.6: Re-appoint I. Ezer as an Officiating          ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional period until the next AGM

PROPOSAL #1.7: Re-appoint A. Zeldman as an                          ISSUER            YES         ABSTAIN           AGAINST

Officiating Director, for an additional period until

PROPOSAL #1.8: Re-appoint D. Lev as an Officiating            ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional period until the next AGM

PROPOSAL #2.1: Re-appoint A. Sadeh as an External              ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional statutory 3rd year period

PROPOSAL #2.2: Re-appoint G. Chityat as an External          ISSUER            YES         ABSTAIN           AGAINST

Director, for an additional statutory 3rd year period

PROPOSAL #3.: Re-appoint the Accountant Auditors                ISSUER            YES         ABSTAIN           AGAINST

until the next AGM and authorize the Board to fix

PROPOSAL #4.: Approve the financial statements and            ISSUER            YES         ABSTAIN           AGAINST

Directors report for the year 2008

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PAZ OIL COMPANY LTD

  TICKER:                  N/A                 CUSIP:   M7846U102

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve of a framework resolution for            ISSUER            YES         ABSTAIN           AGAINST

the purchase of D and O insurance cover during a

period of 5 years commenced 01 DEC 2009 in an amount

of up to USD 50 million for an annual premium of up

to USD 125,000 with a premium increase of up to 20% a

PROPOSAL #2: Approve of D and O insurance cover for          ISSUER            YES         ABSTAIN           AGAINST

the period from 01 DEC 2009 until 31 MAR 2011 in an

amount of USD 50 million for a premium of USD 126,000

  based on USD 96,000 a year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PCCW LTD

  TICKER:                  N/A                 CUSIP:   Y6802P120

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited financial         ISSUER            YES             FOR                  FOR

statements of the Company and the reports of the

Directors and the Independent Auditor for the YE 31

DEC 2009

PROPOSAL #2: Declare a final dividend of 13.3 HK                ISSUER            YES             FOR                  FOR

cents in respect of the YE 31 DEC 2009

PROPOSAL #3.a: Re-election of Mr. Li Tzar Kai,                   ISSUER            YES             FOR                  FOR

Richard as a Director

PROPOSAL #3.b: Re-election of Mr. Alexander Anthony          ISSUER            YES             FOR                  FOR

Arena as a Director

PROPOSAL #3.c: Re-election of Dr. The Hon Sir David          ISSUER            YES             FOR                  FOR

Li Kwok Po as a Director

PROPOSAL #3.d: Re-election of Mr. Aman Mehta as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Re-election of The Hon Raymond George         ISSUER            YES             FOR                  FOR

Hardenbergh Seitz as a Director

PROPOSAL #3.f: Re-election of Mr. Tse Sze Wing,                 ISSUER            YES             FOR                  FOR

Edmund as a Director

PROPOSAL #3.g: Authorize the Directors to fix the              ISSUER            YES             FOR                  FOR

remuneration of the Directors

PROPOSAL #4: Re-appointment of Messrs.                                 ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditor and authorize

the Directors to fix their remuneration

PROPOSAL #5: Authorize the Directors to grant a                 ISSUER            YES             FOR                  FOR

general mandate to issue new shares in the capital of

 the Company

PROPOSAL #6: Authorize the Directors to grant a                 ISSUER            YES             FOR                  FOR

general mandate to repurchase the Company's own

Securities

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors pursuant to Ordinary

Resolution 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEABODY ENERGY CORPORATION

  TICKER:                  BTU                 CUSIP:   704549104

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GREGORY H. BOYCE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM A. COLEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM E. JAMES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT B. KARN III                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M. FRANCES KEETH                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENRY E. LENTZ                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A. MALONE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. RUSNACK                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. TURNER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN H. WASHKOWITZ                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF                        ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEARSON PLC

  TICKER:                  N/A                 CUSIP:   G69651100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the receipt of financial                     ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2: Approve the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect David Arculus                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Patrick Cescau                                     ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Will Ethridge                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Rona Fairhead                                       ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Robin Freestone                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Susan Fuhrman                                       ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Ken Hydon                                              ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect John Makinson                                     ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Glen Moreno                                         ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect CK. Prahalad                                       ISSUER            YES             FOR                  FOR

PROPOSAL #13: Re-elect Marjorie Scardino                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #14: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #15: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #16: Approve the remuneration of the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #17: Approve the allotment of shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Approve the waiver of pre-emption              ISSUER            YES             FOR                  FOR

rights

PROPOSAL #S.19: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.20: Approve the Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #S.21: Approve the notice of meetings                    ISSUER            YES             FOR                  FOR

PROPOSAL #22: Approve the Share Incentive Plan                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PENTAIR, INC.

  TICKER:                  PNR                 CUSIP:   709631105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: GLYNIS A. BRYAN           ISSUER            YES             FOR                  FOR

PROPOSAL #02: ELECTION OF DIRECTOR: T. MICHAEL GLENN         ISSUER            YES             FOR                  FOR

PROPOSAL #03: ELECTION OF DIRECTOR: DAVID H.Y. HO               ISSUER            YES             FOR                  FOR

PROPOSAL #04: ELECTION OF DIRECTOR: WILLIAM T. MONAHAN      ISSUER            YES             FOR                  FOR

PROPOSAL #05: TO AMEND THE PENTAIR, INC. 2008 OMNIBUS        ISSUER            YES             FOR                  FOR

 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF

SHARES AVAILABLE FOR GRANT.

PROPOSAL #06: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEOPLE'S FOOD HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G7000R108

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Bye-Laws as specified in              ISSUER            YES             FOR                  FOR

Annexure 1 of the Company's Circular to its

shareholders dated 23 OCT 2009 [the Circular]

PROPOSAL #2.: Approve the establishment and adopt the        ISSUER            YES         AGAINST           AGAINST

 Share Option Scheme to be known as the People's Food

 Share Option Scheme 2009 [People's Food ESOS],

substantially as specified in Annexure 2 of the

Circular [Rules], under which options [Options] may

be granted to selected Directors and employees of the

 Company and its subsidiaries [the Group] [including

Executive and Non-Executive Directors of the Group

and the Independent Directors of the Company];

authorize the Board of Directors of the Company and

Committee: to establish a Committee [Committee] of

the Board of Directors to implement and administer

the People's Food ESOS; a) to modify and/or amend the

 People's Food ESOS from time to time provided that

such modification and/or amendment is effected in

accordance with the Rules of the People's Food ESOS

and to do all such acts and to enter into such

transactions, arrangements and agreements as may be

necessary or expedient in order to give full effect

to the People's Food ESOS; and b) to offer and grant

Options in accordance with the Rules of the People's

Food ESOS and to allot and issue from time to time

such number of Shares as may be required to be issued

 pursuant to the exercise of the Options under the

People's Food ESOS provided always that the aggregate

 number of new Shares issued and issuable pursuant to

 the People's Food ESOS shall not exceed 15% of the

total number of issued Shares of the Company

[excluding treasury shares] from time to time; and to

 do all such acts and things [including executing all

 such documents as may be required] as they may

consider necessary or desirable to give effect to

PROPOSAL #3.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 subject to and contingent upon the passing of

Ordinary Resolution 2, [through the Committee] to

offer and grant Options in accordance with the

provisions of the People's Food ESOS to Grantees [as

specified] with exercise prices set at a discount to

the Market Price [as specified] provided that the

maximum discount shall not exceed 20% of the Market

Price or such other percentage or amount as may be

determined by the Committee administering the

People's Food ESOS and permitted by the SGX-ST

PROPOSAL #4.: Approve to vary, the Share Purchase              ISSUER            YES             FOR                  FOR

Mandate, as approved by the Members of the Company on

 22 APR 2009, to the extent and in the manner as

specified in Clause 2.2 of the Company's Circular to

Shareholders, and authorize the Directors to purchase

 Shares in accordance with the Share Purchase Mandate

 either for cancellation or to be held as treasury

shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEOPLE'S FOOD HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G7000R108

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and the audited accounts of the Company for the YE

31 DEC 2009 together with the Auditors' report thereon

PROPOSAL #2.: Declare a final dividend of RMB 0.0055         ISSUER            YES             FOR                  FOR

per share [tax not applicable] for the YE 31 DEC 2009

PROPOSAL #3.: Re-elect Mr. Zhou Lian Kui as a                     ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1) of

the Company's Bye-laws

PROPOSAL #4.: Re-elect Mr. Zhou Lian Liang as a                 ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Bye-law 86(1) of

the Company's Bye-laws

PROPOSAL #5.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

of SGD150,000 for the YE 31 DEC 2009

PROPOSAL #6.: Re-appoint Messrs Grant Thornton,                 ISSUER            YES             FOR                  FOR

Certified Public Accountants, Hong Kong, as the

Company's Auditors and authorize the Directors to fix

 their remuneration

PROPOSAL #7.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to the Companies Act 1981 of Bermuda and

Rule 806 of the Listing Manual of the Singapore

Exchange Securities Trading Limited, to issue shares

whether by way of rights, bonus or otherwise, and/or

make or grant offers, agreements or options

[collectively, Instruments] that might or would

require Shares to be issued, including but not

limited to the creation and issue of [as well as

adjustments to] warrants, debentures or other

instruments convertible into Shares at any time and

upon such terms and conditions and to such persons as

 the Directors may, in their absolute discretion,

deem fit provided that: (a) the aggregate number of

Shares [including Shares to be issued in pursuance of

 Instruments made or granted pursuant to this

resolution] does not exceed 50% of the total number

of issued shares [excluding treasury shares] in the

capital of the Company at the time of the passing of

this Resolution, of which the aggregate number of

Shares and convertible securities to be issued other

than on a pro rata basis to all shareholders of the

Company shall not exceed 20% of the total number of

issued shares [excluding treasury shares] in the

share capital of the Company; (b) for the purpose of

determining the aggregate number of Shares that may

be issued this resolution above, the total number of

issued shares [excluding treasury shares] shall be

based on the total number of issued shares [excluding

 treasury shares] of the Company as at the date of

the passing of this resolution, after adjusting for:

(i) new shares arising from the conversion or

exercise of convertible securities; (ii) new shares

arising from exercising share options or vesting of

Share awards outstanding or subsisting at the time

this resolution is passed; and (iii) any subsequent

bonus issue, consolidation or subdivision of shares;

[Authority expires the earlier of the conclusion of

the next AGM or the date of the next AGM as required

by law to be held or in the case of shares to be

issued in accordance with the terms of convertible

securities issued, made or granted pursuant to this

resolution, until the issuance of such shares in

accordance with the terms of such convertible

PROPOSAL #8.: Authorize the Directors of the Company         ISSUER            YES         AGAINST           AGAINST

to allot and issue from time to time such number of

shares in the Company as may be required to be issued

 pursuant to the exercise of the options under the

People's Food Share Option Scheme 2009 [the ESOS],

provided always that the aggregate number of

additional ordinary shares to be allotted and issued

pursuant to the ESOS shall not exceed 15% of the

total number of issued shares [excluding treasury

shares] in the capital of the Company from time to

PROPOSAL #9.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of the Companies Act 1981 of

Bermuda and otherwise in accordance with the rules

and regulations of The Singapore Exchange Securities

Trading Limited: (a) to make purchases or otherwise

acquire issued shares in the capital of the Company

from time to time [whether by way of market purchases

 or off-market purchases on an equal access scheme]

of up to 10% of the total number of issued shares

[excluding treasury shares] in the capital of the

Company [as ascertained as at the date of this AGM of

 the Company] at the price of up to but not exceeding

 the Maximum Price as specified; [Authority expires

the earlier of the conclusion of the next AGM or the

date of the next AGM as required by law to be held];

and to complete and do all such acts and things

[including executing such documents as may be

required] as they may consider expedient or necessary

 to give effect to the transactions contemplated by

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEOPLE'S UNITED FINANCIAL, INC.

  TICKER:                  PBCT               CUSIP:   712704105

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN K. DWIGHT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JANET M. HANSEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK W. RICHARDS                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: VOTE TO RATIFY APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #3: VOTE ON SHAREHOLDER PROPOSAL TO CHANGE      SHAREHOLDER        YES         AGAINST           AGAINST

THE VOTING STANDARD FOR DIRECTOR ELECTIONS THAT ARE

NOT CONTESTED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEPCO HOLDINGS, INC.

  TICKER:                  POM                 CUSIP:   713291102

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JACK B. DUNN, IV                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TERENCE C. GOLDEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICK T. HARKER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK O. HEINTZ                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARBARA J. KRUMSIEK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE F. MACCORMACK                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWRENCE C. NUSSDORF                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICIA A. OELRICH                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH M. RIGBY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK K. ROSS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAULINE A. SCHNEIDER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LESTER P. SILVERMAN                             ISSUER            YES             FOR                  FOR

PROPOSAL #2: A PROPOSAL TO RATIFY THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEPSIAMERICAS, INC.

  TICKER:                  PAS                 CUSIP:   71343P200

  MEETING DATE:      2/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ADOPT THE AGREEMENT AND PLAN OF                ISSUER            YES             FOR                  FOR

MERGER, DATED AUGUST 3, 2009, AS IT MAY BE AMENDED

FROM TIME TO TIME, AMONG PEPSIAMERICAS, INC., A

DELAWARE CORPORATION, PEPSICO, INC., A NORTH CAROLINA

 CORPORATION, AND PEPSI-COLA METROPOLITAN BOTTLING

COMPANY, INC., A NEW JERSEY CORPORATION AND A WHOLLY

OWNED SUBSIDIARY OF PEPSICO, INC.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEPSICO, INC.

  TICKER:                  PEP                 CUSIP:   713448108

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: S.L. BROWN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: I.M. COOK                      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: D. DUBLON                      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: V.J. DZAU                      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: R.L. HUNT                      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: A. IBARGUEN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: A.C. MARTINEZ               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: I.K. NOOYI                    ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: S.P. ROCKEFELLER         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J.J. SCHIRO                  ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: L.G. TROTTER                ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: D. VASELLA                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #02: APPROVAL OF INDEPENDENT REGISTERED                ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTANTS.

PROPOSAL #03: APPROVAL OF AMENDMENT TO PEPSICO, INC.         ISSUER            YES             FOR                  FOR

2007 LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL - CHARITABLE             SHAREHOLDER        YES         ABSTAIN           AGAINST

CONTRIBUTIONS REPORT (PROXY STATEMENT P. 67)

PROPOSAL #05: SHAREHOLDER PROPOSAL - RIGHT TO CALL        SHAREHOLDER        YES         AGAINST               FOR

SPECIAL SHAREHOLDERS MEETING (PROXY STATEMENT P. 68)

PROPOSAL #06: SHAREHOLDER PROPOSAL - PUBLIC POLICY        SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORT (PROXY STATEMENT P. 70)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERLIS PLANTATIONS BERHAD

  TICKER:                  N/A                 CUSIP:   Y70879104

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009 and the reports of the

Directors and Auditors thereon

PROPOSAL #2: Approve the payment of a final single-           ISSUER            YES             FOR                  FOR

tier dividend of 18 Sen per share in respect of the

FYE 31 DEC 2009 as recommended by the Directors

PROPOSAL #3: Approve the payment of Directors fees of        ISSUER            YES             FOR                  FOR

 MYR 259,933 for the FYE 31 DEC 2009

PROPOSAL #4: Election of  Dato' Capt. Ahmad Sufian @         ISSUER            YES             FOR                  FOR

Qurnain bin Abdul Rashid as a Director, who retires

pursuant to Article 88 of the Articles of Association

 of the Company

PROPOSAL #5: Re-elect Mr. Tan Gee Sooi as a Director,        ISSUER            YES             FOR                  FOR

 who retires pursuant to Article 107 of the Articles

of Association of the Company

PROPOSAL #6: Re-appoint Datuk Oh Siew Nam as a                   ISSUER            YES         AGAINST           AGAINST

Director of the Company pursuant to Section 129(6) of

 the Companies Act 1965 to hold office until the

conclusion of the next AGM of the Company

PROPOSAL #7: Re-appoint Dato Sri Liang Kim Bang as a         ISSUER            YES             FOR                  FOR

Director of the Company pursuant to Section 129(6) of

 the Companies Act 1965, to hold office until the

conclusion of the next AGM of the Company

PROPOSAL #8: Re-appoint YM Raja Dato' Seri Abdul Aziz        ISSUER            YES             FOR                  FOR

 bin Raja Salim as a Director of the Company pursuant

 to Section 129(6) of the Companies Act 1965, to hold

 office until the conclusion of the next AGM of the

Company

PROPOSAL #9: Re-appointment of Messrs. Mazars as the         ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to the Companies Act 1965 and the Articles

of Association of the Company, to allot and issue

shares in the Company at any time until the

conclusion of the next AGM and upon such terms and

conditions and for such purposes as the Directors

may, in their absolute discretion, deem fit provided

that the aggregate number of shares to be issued does

 not exceed 10% of the issued and paid-up share

capital of the Company for the time being and that

the Directors be and are also empowered to obtain

approval for the listing of and quotation for the

additional shares so issued on Bursa Malaysia

PROPOSAL #11: Approve specified together with details        ISSUER            YES             FOR                  FOR

 of the Proposed Shareholders' Mandate are set out in

 the Circular to Shareholders dated 27 APR 2010

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERNOD-RICARD, PARIS

  TICKER:                  N/A                 CUSIP:   F72027109

  MEETING DATE:      11/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the unconsolidated accounts            ISSUER            YES             FOR                  FOR

for the FYE on 30 JUN 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the FYE on 30 JUN 2009

PROPOSAL #O.3: Approve the distribution of profits            ISSUER            YES             FOR                  FOR

for the FYE on 30 JUN 2009 and distribution of

PROPOSAL #O.4: Approve the regulated agreements                 ISSUER            YES             FOR                  FOR

referred to in Articles L.225-38 and sequence of the

Commercial Code

PROPOSAL #O.5: Approve the agreements referred to in         ISSUER            YES             FOR                  FOR

Articles L.255-38 and L.225-42-1 of the Commercial

Code and the special report of the Statutory Auditors

 in relation to Mr. Pierre Pringuet

PROPOSAL #O.6: Approve to renew Mme. Daniele Ricard's        ISSUER            YES         AGAINST           AGAINST

 as Board Member

PROPOSAL #O.7: Approve to renew Paul Ricard Company's        ISSUER            YES         AGAINST           AGAINST

 mandate as Board Member

PROPOSAL #O.8: Approve to renew Mr. Jean-Dominique            ISSUER            YES         AGAINST           AGAINST

Comolli's mandate as Board Member

PROPOSAL #O.9: Approve to renew Lord Douro's mandate         ISSUER            YES             FOR                  FOR

as Board Member

PROPOSAL #O.10: Appoint Mr. Gerald Frere as a Board          ISSUER            YES             FOR                  FOR

Member

PROPOSAL #O.11: Appoint Mr. Michel Chambaud as a                ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.12: Appoint Mr. Anders Narvinger as a              ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.13: Approve the attendance allowances              ISSUER            YES             FOR                  FOR

read aloud to the Board Members

PROPOSAL #O.14: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

operate on the Company's shares

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancelation of treasury

shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, by issuing common shares

and/or warrants giving access to the Company's

capital, with maintenance of preferential

subscription rights

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, by issuing common shares

and/or warrants giving access to the Company's

capital, with cancelation of preferential

subscription rights, through a public offer

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in

case of capital increase with or without cancelation

of preferential subscription rights under the

Resolutions 16 and 17

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with the issue of common shares and/or

warrants providing access to the Company's capital in

 order to remunerate contributions in kind to the

Company within the limit of 10% of the share capital

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

proceed with the issue of common shares and/or

warrants giving access to the Company's capital in

the event of a public offer initiated by the Company

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue warrants representing debts giving right to the

 allocation of debt securities

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital increase by incorporation

of premiums, reserves, profits or others

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

consent options to Employees and Managers of the

Company giving right to the subscription of Company

shares to issue or purchase existing Company's shares

PROPOSAL #E.24: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue shares subscription warrants in case of public

offer bearing on the Company securities

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing shares or warrants

giving access to capital, reserved for Members of a

Company Savings Plan with cancellation of

preferential subscription rights for the benefit of

PROPOSAL #E.26: Amend the Articles 20 and 24 of                 ISSUER            YES         AGAINST           AGAINST

Bylaws regarding Age limit for Chairman of the Board

and for Chief Executive Officer

PROPOSAL #E.27: Grant powers for the accomplishment          ISSUER            YES             FOR                  FOR

of legal formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERPETUAL LTD, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q9239H108

  MEETING DATE:      10/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint Ms. Elizabeth Proust as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with Clause 20.9.1 of the Company's Constitution

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Company for the FYE 30 JUN 2009

PROPOSAL #3.: Approve, for the purposes of Australian        ISSUER            YES             FOR                  FOR

 Securities Exchange [ASX] Listing Rule 10.14, the

issue of ordinary shares and grant of options to

acquire ordinary shares in the Company to Mr. David

Deverall, the Company's Chief Executive Officer and

Managing Director, under the Company's Executive

Share Plan and Executive Option Plan, up to 3 years

after the date of this meeting, in accordance with

the Company's Executive Service Agreement with Mr.

Deverall and on the specified terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERRIGO CO

  TICKER:                  N/A                 CUSIP:   714290103

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Gary M. Cohen as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Elect David T. Gibbons as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Elect Ran Gottfried as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Elect Ellen R. Hoffing as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Ratify the appointment of Ernst & Young        ISSUER            YES             FOR                  FOR

 LLP as our Independent Registered Public Accounting

Firm for FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI I

  TICKER:                  N/A                 CUSIP:   Y71474137

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to appoint the Board of                     ISSUER            YES         AGAINST           AGAINST

Directors and the Commissioners

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PERUSAHAAN PERSEROAN PERSERO P T TELEKOMUNIKIASI I

  TICKER:                  N/A                 CUSIP:   Y71474137

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Ratify the 2009 financial report and              ISSUER            YES             FOR                  FOR

acquit et decharge for the Directors and the

Commissioners

PROPOSAL #3: Approve the 2009 profit allocation                  ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to determine the remuneration            ISSUER            YES             FOR                  FOR

for 2010 for the Directors and Commissioners

PROPOSAL #5: Appointment of the Public Accountant for        ISSUER            YES             FOR                  FOR

 2010

PROPOSAL #6: Amend the Articles of Association                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Approve the utilization of treasury                ISSUER            YES         AGAINST           AGAINST

stock resulted from Share Buy Backs I, II and III

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROBRAS ENERGIA S.A.

  TICKER:                  PZE                 CUSIP:   71646J109

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: CONSIDERATION OF THE ANNUAL REPORT AND         ISSUER            YES             FOR                  FOR

SUMMARY OF EVENTS, INVENTORY, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: APPROVAL OF PERFORMANCE OF THE                       ISSUER            YES             FOR                  FOR

MANAGEMENT AND SUPERVISORY BODIES FOR FISCAL YEAR

ENDED DECEMBER 31, 2009.

PROPOSAL #03: ALLOCATION OF PROFITS FOR THE YEAR.               ISSUER            YES             FOR                  FOR

PROPOSAL #04: APPROVAL OF RESIGNATION OF REGULAR                ISSUER            YES         AGAINST           AGAINST

DIRECTORS. ELECTION OF REGULAR DIRECTORS. ELECTION OF

 ALTERNATE DIRECTORS.

PROPOSAL #05: ELECTION OF THE REGULAR AND ALTERNATE          ISSUER            YES             FOR                  FOR

MEMBERS OF THE STATUTORY SYNDIC COMMITTEE.

PROPOSAL #06: CONSIDERATION OF THE COMPENSATION OF            ISSUER            YES             FOR                  FOR

DIRECTORS AND STATUTORY SYNDIC COMMITTEE'S MEMBERS.

PROPOSAL #07: APPOINTMENT OF THE CERTIFIED PUBLIC              ISSUER            YES             FOR                  FOR

ACCOUNTANT WHO WILL PERFORM AS INDEPENDENT AUDITOR

FOR THE NEW FISCAL YEAR.

PROPOSAL #08: CONSIDERATION OF THE AUDIT COMMITTEE'S         ISSUER            YES             FOR                  FOR

BUDGET.

PROPOSAL #09: RATIFICATION OF ACTS PERFORMED IN                 ISSUER            YES             FOR                  FOR

CONNECTION WITH THE MERGER OF PETROBRAS ENERGIA S.A.

& PETROBRAS ENERGIA PARTICIPACIONES S.A.

PROPOSAL #10: APPROVAL OF PERFORMANCE OF THE                       ISSUER            YES             FOR                  FOR

MANAGEMENT BODY IN CHARGE OF THE MANAGEMENT OF

PETROBRAS ENERGIA PARTICIPACIONES S.A.

PROPOSAL #11: APPROVAL OF PERFORMANCE OF THE                       ISSUER            YES             FOR                  FOR

STATUTORY SYNDIC COMMITTEE OF PETROBRAS ENERGIA

PARTICIPACIONES S.A.

PROPOSAL #12: CONSIDERATION OF THE COMPENSATION OF            ISSUER            YES             FOR                  FOR

THE STATUTORY SYNDIC COMMITTEE'S MEMBERS OF PETROBRAS

 ENERGIA PARTICIPACIONES S.A.

PROPOSAL #13: APPOINTMENT OF TWO SHAREHOLDERS TO SIGN        ISSUER            YES             FOR                  FOR

 THE MINUTES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROCHINA CO LTD

  TICKER:                  N/A                 CUSIP:   Y6883Q104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the year 2009

PROPOSAL #2: Receive the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3: Approve the Audited Financial Statements        ISSUER            YES             FOR                  FOR

 of the Company for the year 2009

PROPOSAL #4: Approve the declaration and payment of          ISSUER            YES             FOR                  FOR

the final dividends for the YE 31 DEC 2009 in the

amount and in the manner recommended by the Board of

Directors

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

determine the distribution of interim dividends for

the year 2010

PROPOSAL #6: Approve the continuation of appointment         ISSUER            YES             FOR                  FOR

of PricewaterhouseCoopers, Certified Public

Accountants, as the International Auditors of the

Company and  PricewaterhouseCoopers Zhong Tian CPAs

Company Limited, Certified Public  Accountants, as

the Domestic Auditors of the Company, for the year

2010 and  authorize the Board of Directors to fix

their remuneration

PROPOSAL #7: Approve the transaction as contemplated         ISSUER            YES         AGAINST           AGAINST

in the Subscription Agreement entered into between

the Company, China Petroleum Finance Co., Ltd and

China National Petroleum Corporation dated 25 MAR 2010

PROPOSAL #S.8: Authorize the Board of Directors,                ISSUER            YES             FOR                  FOR

granted an unconditional general   mandate to

separately or concurrently issue, allot and deal with

 additional  domestic shares and overseas listed

foreign shares of the Company in  accordance with the

 status quo of the market, including to decide on the

 class   and number of shares to be issued; the

pricing mechanism and/or the issue   price (or the

range of issue price); the opening and closing date

and time of   such issue; the class and number of

shares to be issued and allotted to current

shareholders of the Company; and/or to make any

proposals, enter into any   agreements or grant any

share options or conversion rights which may invo ve

  the exercise of the power mentioned above; the

number of the domestic shares and overseas listed

foreign shares issued and allotted or agreed

conditionally or unconditionally to be issued and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROFAC LTD, ST HELIER

  TICKER:                  N/A                 CUSIP:   G7052T101

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the share split, alteration to        ISSUER            YES             FOR                  FOR

 the Articles of Association and sanction the

purchase of B shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROFAC LTD, ST HELIER

  TICKER:                  N/A                 CUSIP:   G7052T101

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited annual financial              ISSUER            YES             FOR                  FOR

statements of the Company and the reports of the

Company  the Directors  and the Auditors for the YE

31 DEC 2009

PROPOSAL #2: Declare a final dividend of USD 0.251            ISSUER            YES             FOR                  FOR

per share recommended by the Directors in respect of

the YE 31 DEC 2009

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

REPORT for the YE 31 DEC 2009 prepared by the

Remuneration Committee and approved by the Board of

Directors of the Company  the Board

PROPOSAL #4: Appointment of Thomas Thune Andersen as         ISSUER            YES             FOR                  FOR

a Non-Executive Director pursuant to Article 28 and

31 of the Articles of Association of the Company  the

 Articles

PROPOSAL #5: Appointment of Stefano Cao as a Non-               ISSUER            YES             FOR                  FOR

Executive Director pursuant to Article 28 and 31 of

the Articles

PROPOSAL #6: Re-appoint Rijnhard Van Tets as a Non-           ISSUER            YES             FOR                  FOR

Executive Director, who retires by rotation pursuant

to Article 33 of the Articles

PROPOSAL #7: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors of the Company, to hold office until the

conclusion of the AGM of the Company to be held in

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #9: Approve that the general authroity                 ISSUER            YES             FOR                  FOR

conferred on the Directors by Article 2.2 of the

Articles to allot ordinary shares be and is hereby

restricted to an aggregate nominal amount of USD

2,304,198 comprising ordinary shares of USD 0.02

each, together with any shares required to satisfy

awards under any Employee Shares scheme  as defined

in the Articles ;  Authority expires the earlier of

the conclusion of the AGM of the Company to be held

in 2011 or 12 AUG 2011

PROPOSAL #S.10: Authorize the Directors, in                        ISSUER            YES             FOR                  FOR

accordance with Article 2.16 of the Article to allot,

 without rights of pre-emption applying, up to a

nominal amount of USD 345,630 comprising ordinary

shares of USD 0.02 each, to which Article 2.8 of the

Articles would otherwise apply as they in their

absolute discretion see fit in any number of

tranches;  Authority expires the earlier of the

conclusion of the AGM of the Company to be held in

2011 or 12 AUG 2011 ; the Company, before the expiry,

 may make a contract to purchase ordinary shares

which will or may be executed wholly or partly after

PROPOSAL #S.11: Authorize the Company to make                     ISSUER            YES             FOR                  FOR

purchases on a Stock Exchange  within the meaning of

Article 57 4  of the Companies Act  Jersey  Law 1991

 of ordinary shares in the capital of the Company,

provided that  a  the maximum number of ordinary

shares hereby authorized to be purchased is

34,562,965 ordinary shares of USD 0.02 each;  b  the

minimum price  exclusive of any expenses which may be

 paid for any such share is USD 0.02 per share;  c

the maximum price  exclusive of any expenses  which

may be paid for any such share is the higher of:  i

an amount equal to 105% of the average of the middle

market quotations for an ordinary shares taken from

the London Stock Exchange Daily Official List for the

 five business days immediately preceding the date on

 which such share is contracted to be purchased CONTD

PROPOSAL #CONTD: CONTD and  ii  an amount equal to            ISSUER             NO              N/A                  N/A

the higher of the price of the last independent trade

 of an ordinary shares and the highest current

independent bid for an ordinary shares as derived

from the London Stock Exchange Trading System  SETS ;

 and  Authority expires the earlier of the conclusion

 of the AGM of the Company to be held in 2011 or 12

AUG 2011 ; and the Directors may allot ordinary

shares after the expiry of this authority in

pursuance of such an offer or agreement made prior to

PROPOSAL #S.12: Approve, subject to the passing of            ISSUER            YES             FOR                  FOR

Resolution 13 below and prior to the AGM of the

Company to held in 2011, a general meeting of the

Company, other than an AGM, may be called on not less

 than 14 clear days' notice

PROPOSAL #S.13: Amend, with effect from the passing          ISSUER            YES             FOR                  FOR

of this resolution, the Articles 17, 19.1, 20.2,

21.2, 2.3, 14.1, 14.2, 15.1, 15.3, 20.1, 22, 24, 26

and 92.2 vi of the Association

PROPOSAL #14: Amend the rules of the Performance                ISSUER            YES             FOR                  FOR

Share Plan  the PSP , as shown in the draft rules of

the PSP as specified and authorize the Remuneration

Committee of the Board to do all acts and things as

may be necessary or expedient to carry such

amendments into effect

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROHAWK ENERGY CORPORATION

  TICKER:                  HK                   CUSIP:   716495106

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: THOMAS R. FULLER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT G. RAYNOLDS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN P. SMILEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER A. VIGGIANO                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO S.A. - PETROBRAS

  TICKER:                  PBRA               CUSIP:   71654V101

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O4: ELECTION OF MEMBERS OF THE BOARD OF              ISSUER            YES         AGAINST           AGAINST

DIRECTORS

PROPOSAL #O6: ELECTION OF MEMBERS OF THE AUDIT BOARD         ISSUER            YES         AGAINST           AGAINST

AND THEIR RESPECTIVE SUBSTITUTES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO S.A. - PETROBRAS

  TICKER:                  PBR                 CUSIP:   71654V408

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: MANAGEMENT REPORT, FINANCIAL STATEMENTS        ISSUER            YES             FOR                  FOR

 AND AUDIT COMMITTEE'S OPINION FOR THE FISCAL YEAR

PROPOSAL #O2: CAPITAL EXPENDITURE BUDGET FOR THE                ISSUER            YES             FOR                  FOR

FISCAL YEAR 2010

PROPOSAL #O3: DISTRIBUTION OF RESULTS FOR THE FISCAL         ISSUER            YES             FOR                  FOR

YEAR 2009

PROPOSAL #O4: ELECTION OF MEMBERS OF THE BOARD OF              ISSUER            YES         AGAINST           AGAINST

DIRECTORS

PROPOSAL #O5: ELECTION OF CHAIRMAN OF THE BOARD OF            ISSUER            YES         AGAINST           AGAINST

DIRECTORS

PROPOSAL #O6: ELECTION OF MEMBERS OF THE AUDIT BOARD         ISSUER            YES         AGAINST           AGAINST

AND THEIR RESPECTIVE SUBSTITUTES

PROPOSAL #O7: ESTABLISHMENT OF THE COMPENSATION OF            ISSUER            YES         AGAINST           AGAINST

MANAGEMENT AND EFFECTIVE MEMBERS OF THE AUDIT

COMMITTEE, AS WELL AS THEIR PARTICIPATION IN THE

PROFITS PURSUANT TO ARTICLES 41 AND 56 OF THE BYLAWS.

PROPOSAL #E1: INCREASE IN THE CAPITAL STOCK THROUGH          ISSUER            YES             FOR                  FOR

THE INCORPORATION OF PART OF THE REVENUE RESERVES AND

 PROFIT RESERVES.

PROPOSAL #E2: THE WAIVER OF THE PREFERENCE RIGHT AT          ISSUER            YES             FOR                  FOR

THE QUATTOR PARTICIPACOES S.A. EQUITY ISSUANCE, AS A

RESULT OF THE ACQUISITION OF THE STAKES HELD BY UNIAO

 DE INDUSTRIAS PETROQUIMICAS S.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO S.A. - PETROBRAS

  TICKER:                  PBR                 CUSIP:   71654V408

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE MODIFICATION OF THE                ISSUER            YES             FOR                  FOR

BYLAWS OF THE COMPANY, ALL AS MORE FULLY DESCRIBED IN

 THE COMPANY'S WEBSITE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS

  TICKER:                  N/A                 CUSIP:   P78331132

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and the Independent Auditors

report relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the capital budget relating to          ISSUER            YES             FOR                  FOR

the FYE 31 DEC 2009

PROPOSAL #3: Approve the destination of the YE                   ISSUER            YES             FOR                  FOR

results of 2009

PROPOSAL #4: Election of Members of the Board of                ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #5: Election of President of the Board of            ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #6: Election of the members of the Finance          ISSUER            YES         AGAINST           AGAINST

Committee, and their respective

PROPOSAL #7: Approve to set the total annual payment         ISSUER            YES         AGAINST           AGAINST

for the members of the Board of Directors and the

payment for the members of the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS

  TICKER:                  N/A                 CUSIP:   P78331132

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the increase of the share                   ISSUER            YES             FOR                  FOR

Capital by the inclusion of part of the Capital

reserves and profit reserves, in the amount of BRL

6.142 billion, increasing the share Capital from BRL

78.967 billion to BRL 85.109 billion, without

changing the number of common and preferred shares,

in accordance with Article 40, line III, of the

corporate bylaws of the company, and the consequent

amendment of the wording of Article 4 of the

PROPOSAL #2: Approve the waiver of the preemptive              ISSUER            YES             FOR                  FOR

rights in the subscription of shares in quattor

participacoes s.a., on the occasion of the

acquisition, by braskem S.A, of the ownership

interest held by Uniao De Industrias Petroquimicas S.A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS

  TICKER:                  N/A                 CUSIP:   P78331132

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to amend the quantitative limit of

preferred shares to 2,400,000,000 shares issued by

the Company, maintaining the current amount of BRL

60,000,000,000.00 in accordance with the terms of

Article 40, line i, of the corporate bylaws of the

Company, observing the transitory provision indicated

 in item c below

PROPOSAL #1.B: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to insert a Clause to set an

authorized capital limit for common shares issued by

the Company, in the amount of BRL 90,000,000,000.00,

through the issuance of common shares within the

limit of 3,200,000,000 shares, in accordance with the

 terms of Article 40 of the corporate bylaws of the

Company, observing the transitory provision indicated

 in item c below, as well as to make the necessary

adjustments in the cross references throughout the

corporate bylaws of the Company, as a function of the

 provision in the new section

PROPOSAL #1.C: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to insert a transitory provision to

clarify that the authorized capital limits inserted

in accordance with the terms of items a and b above

will be valid only for the issuance of common and

preferred shares specifically within the context of

an offer for public share subscription that contains

a priority allocation structure in accordance with

the terms of Article 21 of national securities

commission instruction number 400 of 29 DEC 2003, and

 that gives a preemptive right to the shareholders,

PROPOSAL #CONTD: CONTD. in accordance with the terms         ISSUER             NO              N/A                  N/A

of Article 171, read together with Article 172, of

law number 6404 of 15 DEC 1976, as amended, from here

 onward the Brazilian Corporate Law, without

prejudice to the provision in item d in regard to the

 exclusion of the preemptive right or reduction of

the period for its exercise, with it being observed

that such an offer must be made within a period of

one year counted from the date of the resolution

passed by the EGM called here

PROPOSAL #1.D: Approve to reform the corporate bylaws        ISSUER            YES             FOR                  FOR

 of the Company: to amend the language of Paragraph 2

 of Article 4 of the corporate bylaws of the Company,

 because of the change in the authorized capital

limit of the Company, as provided for above, allowing

 the Board of Directors of the Company to approve the

 capital increase through the issuance of common

shares and or of preferred shares, without granting a

 preemptive right to the shareholders, or, if this

right is granted, it will be with a reduction of the

period that is dealt with in Article 171, Paragraph

4, of the Brazilian Corporate Law

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P78331140

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To examine, discuss and vote upon the          ISSUER             NO              N/A                  N/A

Board of Directors annual report, the financial

statements and the Independent Auditors report

relating to FYE 31 DEC 2009

PROPOSAL #2.: Approval of the capital budget relating        ISSUER             NO              N/A                  N/A

 to the FY that ended on 31 DEC 2009

PROPOSAL #3.: Destination of the YE results of 2009           ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Election of the Members of the Board of        ISSUER            YES         AGAINST           AGAINST

 Directors

PROPOSAL #5.: To elect the President of the Board of         ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #6.: Election of the Members of the Finance         ISSUER            YES         AGAINST           AGAINST

Committee, and their respective

PROPOSAL #7.: To set the total annual payment for the        ISSUER             NO              N/A                  N/A

 Members of the Board of Directors and the payment

for the Members of the Finance Committee

PROPOSAL #S.8: Authorize Capitalization of Reserves           ISSUER             NO              N/A                  N/A

PROPOSAL #S.9: Eliminate Preemptive Rights                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETROLEO BRASILEIRO SA PETROBRAS, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P78331140

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Company's Bye-Laws to increase        ISSUER             NO              N/A                  N/A

 the number of authorized preferred shares

PROPOSAL #2: Amend the Company's Bye-Laws to increase        ISSUER             NO              N/A                  N/A

 the number of authorized common shares

PROPOSAL #3: Amend the Company's Bye-Laws to include         ISSUER             NO              N/A                  N/A

transitory provision to issue shares with or without

preemptive rights

PROPOSAL #4: Amend the Articles 4 of the Company's            ISSUER             NO              N/A                  N/A

Bye-Laws to reflect the changes in its capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETRONAS DAGANGAN BHD PDB

  TICKER:                  N/A                 CUSIP:   Y6885A107

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the YE 31 MAR 2009 together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of final dividend          ISSUER            YES             FOR                  FOR

of 33 sen per ordinary share less income tax at 25%

in respect of the YE 31 MAR 2009

PROPOSAL #3.: Re-elect Datuk Anuar Bin Ahmad as a              ISSUER            YES             FOR                  FOR

Director, pursuant to Article 93 of the Company's

Articles of Association

PROPOSAL #4.: Re-elect Dato' Kamaruddin Bin Mohd                ISSUER            YES             FOR                  FOR

Jamal as a Director, pursuant to Article 93 of the

Company's Articles of Association

PROPOSAL #5.: Re-elect Md Arif Bin Mahmood as a                 ISSUER            YES             FOR                  FOR

Director, pursuant to the Article 96 of the Company's

 Articles of Association

PROPOSAL #6.: Approve the payment of the Directors'          ISSUER            YES             FOR                  FOR

fees in respect of the YE 31 MAR 2009

PROPOSAL #7.: Re-appoint Messrs. KPMG Desa Megat &            ISSUER            YES             FOR                  FOR

Co. as the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #8.: Re-appoint Dato' Chew Kong Seng as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires pursuant to

Section 129 of the Companies Act, 1965, to hold

office until the conclusion of the next AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETRONAS GAS BHD

  TICKER:                  N/A                 CUSIP:   Y6885J116

  MEETING DATE:      7/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009 together with the

reports of the Directors and Auditors thereon

PROPOSAL #2.: Approve the payment of final dividend          ISSUER            YES             FOR                  FOR

of 20% per ordinary share tax exempt, 5.1% per

ordinary share less 25% tax and 9.9% per ordinary

share tax exempt under the single tier tax system in

respect of the FYE 31 MAR 2009

PROPOSAL #3.: Re-elect Mr. Datuk Wan Zulkiflee bin            ISSUER            YES             FOR                  FOR

Wan Ariffin as a Director, pursuant to Article 93 of

the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Mohammed Azhar bin Osman          ISSUER            YES             FOR                  FOR

Khairuddin as a Director, pursuant to Article 93 of

the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Samsudin bin Miskon as a          ISSUER            YES         AGAINST           AGAINST

Director, pursuant to Article 93 of the Company's

Articles of Association

PROPOSAL #6.: Approve the Directors' fees in respect         ISSUER            YES             FOR                  FOR

of the FYE 31 MAR 2009

PROPOSAL #7.: Re-appoint Messrs. KPMG Desa Megat &            ISSUER            YES             FOR                  FOR

Co. as the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #8.: Re-appoint Mr. Dato' Chew Kong Seng as         ISSUER            YES             FOR                  FOR

a Director of the Company, who retires in accordance

with Section 129 of the Companies Act, 1965 in

Malaysia to hold office until the conclusion of next

AGM of the Company

PROPOSAL #9.: Re-appoint Mr. Datuk Mohd Zain bin Haji        ISSUER            YES             FOR                  FOR

 Abdul Majid as a Director of the Company, who

retires in accordance with Section 129 of the

Companies Act, 1965 in Malaysia to hold office until

the conclusion of next AGM of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PETSMART, INC.

  TICKER:                  PETM               CUSIP:   716768106

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RAKESH GANGWAL             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT F. MORAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: BARBARA A. MUNDER        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: THOMAS G. STEMBERG      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR OUR 2010 FISCAL YEAR ENDING

JANUARY 30, 2011.

PROPOSAL #03: TO AMEND OUR EXECUTIVE SHORT-TERM                 ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PEUGEOT SA, PARIS

  TICKER:                  N/A                 CUSIP:   F72313111

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the special Auditor's report          ISSUER            YES         AGAINST           AGAINST

on regulated agreements

PROPOSAL #O.5: Approve the renewal of the mandate of         ISSUER            YES         AGAINST           AGAINST

a Member of the Supervisory Board

PROPOSAL #O.6: Authorize the share buy back programme        ISSUER            YES             FOR                  FOR

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

grant Company share purchase options

PROPOSAL #E.8: Authorize the Board of Directors to go        ISSUER            YES         AGAINST           AGAINST

 ahead with free allocations of existing Company

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares bought back

by the Company

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

use delegations and authorize during a public offer

concerning Company securities

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue share subscription vouchers during a public

offer concerning Company securities

PROPOSAL #E.12: Approve the powers for formalities             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PFIZER INC.

  TICKER:                  PFE                 CUSIP:   717081103

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DENNIS A. AUSIELLO      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MICHAEL S. BROWN         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M. ANTHONY BURNS         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT N. BURT             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: W. DON CORNWELL           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: FRANCES D.                   ISSUER            YES             FOR                  FOR

FERGUSSON

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM H. GRAY          ISSUER            YES             FOR                  FOR

III

PROPOSAL #1H: ELECTION OF DIRECTOR: CONSTANCE J.                ISSUER            YES             FOR                  FOR

HORNER

PROPOSAL #1I: ELECTION OF DIRECTOR: JAMES M. KILTS             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JEFFREY B. KINDLER      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: GEORGE A. LORCH           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN P. MASCOTTE         ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: SUZANNE NORA                ISSUER            YES             FOR                  FOR

JOHNSON

PROPOSAL #1N: ELECTION OF DIRECTOR: STEPHEN W. SANGER        ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: WILLIAM C.                   ISSUER            YES             FOR                  FOR

STEERE, JR.

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR 2010.

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION.      ISSUER            YES             FOR                  FOR

PROPOSAL #04: APPROVAL OF BY-LAW AMENDMENT TO REDUCE         ISSUER            YES             FOR                  FOR

THE PERCENTAGE OF SHARES REQUIRED FOR SHAREHOLDERS TO

 CALL SPECIAL MEETINGS.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING STOCK        SHAREHOLDER        YES         AGAINST               FOR

OPTIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PG&E CORPORATION

  TICKER:                  PCG                 CUSIP:   69331C108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID R. ANDREWS         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LEWIS CHEW                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: C. LEE COX                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PETER A. DARBEE           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MARYELLEN C.                ISSUER            YES             FOR                  FOR

HERRINGER

PROPOSAL #1F: ELECTION OF DIRECTOR: ROGER H. KIMMEL           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RICHARD A. MESERVE      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: FORREST E. MILLER        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ROSENDO G. PARRA         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: BARBARA L. RAMBO         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: BARRY LAWSON                ISSUER            YES             FOR                  FOR

WILLIAMS

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF THE                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION        ISSUER            YES             FOR                  FOR

PROPOSAL #04: AMENDMENTS TO 2006 LONG-TERM INCENTIVE         ISSUER            YES             FOR                  FOR

PLAN

PROPOSAL #05: INDEPENDENT BOARD CHAIRMAN                          SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #06: LIMITS FOR DIRECTORS INVOLVED WITH           SHAREHOLDER        YES         AGAINST               FOR

BANKRUPTCY

PROPOSAL #07: POLITICAL CONTRIBUTIONS                               SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PGE POLSKA GRUPA ENERGETYCZNA S.A., WARSZAWA

  TICKER:                  N/A                 CUSIP:   X6447Z104

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Elect the Chairman                                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve to confirm the meeting has been         ISSUER            YES             FOR                  FOR

duly convened and has the capability to adopt

resolutions

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve to change the Company Statutes           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Amend the regulations of the general              ISSUER            YES             FOR                  FOR

meeting of the Company

PROPOSAL #7: Adopt the resolution on changes in the          ISSUER            YES             FOR                  FOR

composition of the Company's Supervisory Board,

including the appointment of Members of the

Supervisory Board meeting the conditions specified in

 Clause 21 of the Company Statutes

PROPOSAL #8: Adopt the resolution concerning the                ISSUER            YES             FOR                  FOR

Company's coverage of the cost of convening and

holding the general meeting

PROPOSAL #9: All other business                                              ISSUER             NO              N/A                  N/A

PROPOSAL #10: Closing of the general meeting                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PGE POLSKA GRUPA ENERGETYCZNA S.A., WARSZAWA

  TICKER:                  N/A                 CUSIP:   X6447Z104

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the General Meeting                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of a Chairperson of the General        ISSUER            YES             FOR                  FOR

 Meeting

PROPOSAL #3: Approve the ascertainment of the                     ISSUER            YES             FOR                  FOR

correctness of convening the General Meeting and its

capability of adopting binding resolutions

PROPOSAL #4: Adopt a decision not to elect the                   ISSUER            YES             FOR                  FOR

Returning Committee

PROPOSAL #5: Adopt the agenda of the General Meeting         ISSUER            YES             FOR                  FOR

PROPOSAL #6: Adopt a resolution concerning the                   ISSUER            YES             FOR                  FOR

consideration and approval of the financial

statements of PGE Polska Grupa Energetyczna S.A. for

PROPOSAL #7: Adopt a resolution concerning the                   ISSUER            YES             FOR                  FOR

consideration and approval of the Management Board's

report on the activities of PGE Polska Grupa

Energetyczna S.A. for the year 2009

PROPOSAL #8: Adopt a resolution concerning the                   ISSUER            YES             FOR                  FOR

consideration and approval of the consolidated

financial statements consistent with IFRS of the PGE

Polska Grupa Energetyczna Capital Group for the year

2009

PROPOSAL #9: Adopt a resolution concerning the                   ISSUER            YES             FOR                  FOR

consideration and approval of the consolidated

Management Board's report on the activities of the

PGE Polska Grupa Energetyczna Capital Group for the

year 2009

PROPOSAL #10: Adopt a resolution concerning the                 ISSUER            YES             FOR                  FOR

distribution of the Company's net profit for the

financial year 2009 as well as the determination of

the dividend date and the dividend payment date

PROPOSAL #11: Adopt a resolution concerning the                 ISSUER            YES             FOR                  FOR

granting of discharge to the members of the

Management Board and Supervisory Board

PROPOSAL #12: Adopt a resolution concerning the                 ISSUER            YES             FOR                  FOR

granting of an annual award to President of the

Management Board for the year 2009

PROPOSAL #13: Adopt a resolution concerning changes          ISSUER            YES             FOR                  FOR

in the Company's Statutes

PROPOSAL #14: Closing of the General Meeting                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PHILIP MORRIS INTERNATIONAL INC.

  TICKER:                  PM                   CUSIP:   718172109

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: HAROLD BROWN                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MATHIS                          ISSUER            YES             FOR                  FOR

CABIALLAVETTA

PROPOSAL #1C: ELECTION OF DIRECTOR: LOUIS C. CAMILLERI      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. DUDLEY FISHBURN      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JENNIFER LI                  ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: GRAHAM MACKAY               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: SERGIO MARCHIONNE        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: LUCIO A. NOTO               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CARLOS SLIM HELU         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: STEPHEN M. WOLF           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS

PROPOSAL #03: STOCKHOLDER PROPOSAL 1 - FOOD                    SHAREHOLDER        YES         ABSTAIN           AGAINST

INSECURITY AND TOBACCO USE

PROPOSAL #04: STOCKHOLDER PROPOSAL 2 - CREATE HUMAN      SHAREHOLDER        YES         ABSTAIN           AGAINST

RIGHTS PROTOCOLS FOR THE COMPANY AND ITS SUPPLIERS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PHILIPPINE LONG DISTANCE TEL CO

  TICKER:                  N/A                 CUSIP:   718252109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the audited financial                        ISSUER             NO              N/A                  N/A

statements for the FYE 31 DEC 2009 contained in the

Company's 2009 annual report

PROPOSAL #2.1: Election of Rev. Fr. Bienvenido F.              ISSUER             NO              N/A                  N/A

Nebres, S. J. as an Independent Director for the

ensuing year

PROPOSAL #2.2: Election of Mr. Oscar S. Reyes as an          ISSUER             NO              N/A                  N/A

Independent Director for the ensuing year

PROPOSAL #2.3: Election of Mr. Pedro E. Roxas as an          ISSUER             NO              N/A                  N/A

Independent Director for the ensuing year

PROPOSAL #2.4: Election of Mr. Alfred V. Ty as an              ISSUER             NO              N/A                  N/A

Independent Director for the ensuing year

PROPOSAL #2.5: Election of Mr. Donald G. Dee as a              ISSUER             NO              N/A                  N/A

Director for the ensuing year

PROPOSAL #2.6: Election of Ms. Helen Y. Dee as a                ISSUER             NO              N/A                  N/A

Director for the ensuing year

PROPOSAL #2.7: Election of Atty. Ray C. Espinosa as a        ISSUER             NO              N/A                  N/A

 Director for the ensuing year

PROPOSAL #2.8: Election of Mr. Tatsu Kono as a                   ISSUER             NO              N/A                  N/A

Director for the ensuing year

PROPOSAL #2.9: Election of Mr. Takashi Ooi as a                 ISSUER             NO              N/A                  N/A

Director for the ensuing year

PROPOSAL #2.10: Election of Mr. Napoleon L. Nazareno         ISSUER             NO              N/A                  N/A

as a Director for the ensuing year

PROPOSAL #2.11: Election of Mr. Manuel V. Pangilinan         ISSUER             NO              N/A                  N/A

as a Director for the ensuing year

PROPOSAL #2.12: Election of Mr. Albert F. Del Rosario        ISSUER             NO              N/A                  N/A

 as a Director for the ensuing year

PROPOSAL #2.13: Election of Mr. Tony Tan Caktiong as         ISSUER             NO              N/A                  N/A

a Director for the ensuing year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PICC PROPERTY AND CASUALTY COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y6975Z103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for 2009

PROPOSAL #2: Approve the Report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 and the Report of the Auditors of the Company for

the YE 31 DEC 2009

PROPOSAL #4: Approve the Profit Distribution Plan of         ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

PROPOSAL #5: Approve Directors' fees for 2010                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the Supervisors' fees for 2010           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-appoint Ernst & Young as the                       ISSUER            YES             FOR                  FOR

International Auditors of the Company and Ernst &

Young Hua Ming as the domestic auditors of the

Company to hold office until the conclusion of the

next AGM, and authorize the Board of Directors to fix

 their remuneration

PROPOSAL #S.8: Approve to grant a general mandate to         ISSUER            YES             FOR                  FOR

the Board of Directors to separately or concurrently

issue, allot or deal with additional domestic shares

and H shares in the Company not exceeding 20% of each

 of the aggregate nominal      amount of the domestic

 shares and H shares of the Company in issue within

12  months from the date on which shareholders'

approval is obtained, and authorize the Board of

Directors to increase the registered capital of the

  Company and make corresponding amendments to the

Articles of Association of  the Company as it thinks

fit so as to reflect the new capital structure upon

the issue or allotment of shares

PROPOSAL #S.9: Approve the proposed amendments to the        ISSUER            YES             FOR                  FOR

 Articles of Association, and authorize the Chairman

of the Board of Directors or his authorized person to

 make amendments to the Articles of Association as he

 deems necessary, appropriate  and expedient in

accordance with the applicable laws, regulations and

the requirements of China Insurance Regulatory

Commission and other relevant authorities

PROPOSAL #S.10: Approve the proposed amendments to            ISSUER            YES             FOR                  FOR

the Procedural Rules for Shareholders' General

Meeting, and authorize the Chairman of the Board of

Directors or his  authorized person to make

corresponding revisions to these proposed

amendments as he deems necessary and appropriate in

accordance with the requirements imposed by the

relevant regulatory authorities and by the stock

exchange of the place where the Company is listed

from time to time during    the approval process

PROPOSAL #S.11: Approve the proposed amendments to            ISSUER            YES             FOR                  FOR

the Procedural Rules for the Board of Directors, and

authorize the Chairman of the Board of Directors or

his authorized person to make corresponding revision

to these proposed amendments as he deems necessary

and appropriate in accordance with the requirements

imposed by the relevant regulatory authorities and by

 the stock exchange of the place where the Company is

 listed from time to time during the approval

PROPOSAL #S.12: Approve the proposed amendments to            ISSUER            YES             FOR                  FOR

the Working Rules for the Supervisory Committee, and

authorize the Chairman of the Supervisory Committee

or his authorized person to make corresponding

revision to these proposed amendments as he deems

necessary and appropriate in accordance with the

requirements imposed by the relevant regulatory

authorities and by the stock exchange of the place

where the Company is listed from time to time during

PROPOSAL #13: To review the Duty Report of the                   ISSUER             NO              N/A                  N/A

Independent Directors for the Year 2009

PROPOSAL #S.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue of a 10-year subordinated term debts with an

aggregate principal amount of not exceeding RMB 8,000

 million by the Company, and to determine the terms

and conditions and other relevant matters of such

issue, and do all such acts and things or execute all

 such documents as it may in its opinion consider

necessary, appropriate or expedient for the purpose

of effecting or otherwise in connection with such

issue or any matter incidental thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PICK'N PAY HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   S60726106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual financial statements      ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Appointment of the Auditors                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.3.1: Election of Mr. R. D. Ackerman as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.3.2: Election of Mr. R. P. de Wet as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.4: Appointment of Audit Committee Members        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #O.5: Approve the Directors' fees for 2011 FY      ISSUER            YES             FOR                  FOR

PROPOSAL #S.1: Grant general authority to repurchase         ISSUER            YES             FOR                  FOR

Company shares

PROPOSAL #O.6: Grant general authority over unissued         ISSUER            YES             FOR                  FOR

shares

PROPOSAL #O.7: Approve the specific authority over            ISSUER            YES         AGAINST           AGAINST

unissued shares for purposes of Pick n Pay 1997 Share

 Option Scheme, as amended

PROPOSAL #O.8: Grant general authority to issue                 ISSUER            YES             FOR                  FOR

shares for cash

PROPOSAL #O.9: Authorize the Directors' to implement         ISSUER            YES         AGAINST           AGAINST

the Company resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PICK'N PAY STORES LTD

  TICKER:                  N/A                 CUSIP:   S60947108

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.O.1: Approve and adopt the annual                     ISSUER            YES             FOR                  FOR

financial statements of the Company and its

subsidiaries, for the YE 28 FEB 2010

PROPOSAL #2.O.2: Re-appoint KPMG Inc. as Independent         ISSUER            YES             FOR                  FOR

Auditors of the Company and to appoint Mr. P. Farrand

 as the designated Auditor to hold office for the

ensuing year

PROPOSAL #3.O.1: Election of Mrs. SD Ackerman-Berman         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #3.O.2: Election of Mr. JG Ackerman as                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.O.3: Election of Mr. NP Badminton as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.O.4: Election of Mr. J van Rooyen as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #3.O.5: Election of Mr. RSJ van Rensburg as         ISSUER            YES             FOR                  FOR

a Director of the Company

PROPOSAL #4.O.4: Appoint Messrs. J van Rooyen                     ISSUER            YES             FOR                  FOR

(Chairman), BJ van der Ross and RSJ van Rensburg as

the Company's Audit, Risk and Compliance Committee

Members for the ensuing year

PROPOSAL #5.O.5: Approve and ratify the housing loans        ISSUER            YES         AGAINST           AGAINST

 granted to the Company's Directors as at 28 FEB

2010, as specified in the financial statements

accompanying this notice of AGM

PROPOSAL #6.O.6: Approve the remuneration report                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.O.7: Approve that the Directors' fees for        ISSUER            YES             FOR                  FOR

 the YE 28 FEB 2011 be as specified

PROPOSAL #8.S.1: Authorize the Company, as a general         ISSUER            YES             FOR                  FOR

approval contemplated in Sections 85 and 89 of the

Companies Act No. 61 of 1973 (as amended) (the

Companies Act), the acquisition by the Company or any

 of its subsidiaries from time to time of the issued

shares of the Company or its holding company, upon

such terms and conditions and in such amounts as the

Directors of the Company may from time to time

determine, but subject to the Articles of Association

 of the CONTD.

PROPOSAL #CONTD: CONTD. Company, the provisions of            ISSUER             NO              N/A                  N/A

the Companies Act and the JSE Limited (JSE) Listings

Requirements (JSE Listings Requirements) as presently

 constituted and which may be amended from time to

time, and provided that acquisitions by the Company

and its subsidiaries of shares in the capital of the

Company or its holding company may not, in the

aggregate, exceed in any one financial year 5% of the

 Company's issued share capital of the class of

repurchased shares from the date of the grant of this

 general approval

PROPOSAL #9.O.8: Approve that 24 million (5% of                 ISSUER            YES             FOR                  FOR

issued share capital) of the unissued authorized

ordinary shares in the Company (which for the

purposes of the JSE Listings Requirements and these

resolutions shall include treasury shares) be and are

 hereby placed under the control of the Directors

until the next AGM, subject to the provisions of the

Companies Act and the JSE Listings Requirements and

the condition that no issue of these shares will be

made if it could have the effect of changing control

of the Company No issue of these shares is

contemplated at the present time and no issue will be

 made that could effectively change the control of

the Company without the prior approval of

PROPOSAL #10O.9: Approve that so many unissued                   ISSUER            YES         AGAINST           AGAINST

ordinary shares of ZAR 0.0125 each in the capital of

the Company as are necessary, from time to time, to

implement the terms and provisions of the Pick n Pay

1997 Share Option Scheme, as amended (the Share

Scheme), be and they are hereby placed under the

control of the Directors of the Company, who are

specifically authorized in terms of Section 221(2)

and for purposes of Section 222 of the Companies Act,

 subject to the limits contained in the rules of the

Share Scheme, to allot and issue from time to time

all or any of such shares in accordance with the

terms and conditions of the Share Scheme

PROPOSAL #11O10: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, subject to not less than 75% (seventy-five

percent) of the votes cast by those shareholders of

the Company present in person or represented by proxy

 to vote at this AGM voting in favour of this

ordinary resolution, to issue (which shall for the

purposes of the JSE Listings Requirements include the

 sale of treasury shares) for cash (as contemplated

in the JSE Listings Requirements) all or any of the

authorized but unissued CONTD.

PROPOSAL #CONTD: CONTD. shares in the capital of the         ISSUER             NO              N/A                  N/A

Company, including options, as and when they in their

 discretion deem fit, subject to the Companies Act,

the Articles of Association of the Company and the

JSE Listings Requirements as presently constituted

and which may be amended from time to time and,

provided that such issues for cash may not, in the

aggregate, in any 1 FY, exceed 5% of the number of

shares of the relevant class of shares issued prior

PROPOSAL #12O11: Authorize each and every Director of        ISSUER            YES         AGAINST           AGAINST

 the Company to do all such things and sign all such

documents as may be necessary for or incidental to

the implementation of the resolutions passed at this

meeting

PROPOSAL #0: Transact such other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, subject to the satisfaction or waiver [where

 appropriate] of the conditions as specified in the

Share Purchase Agreement and the Listing Committee of

 The Stock Exchange of Hong Kong Limited granting

approval for the listing of, and permission to deal

in, the Consideration Shares, to: a] allot and issue

the Consideration Shares as specified, in accordance

with the terms and conditions of the Share Purchase

Agreement; and b] do all acts and things in

connection with the allotment and issue of the

Consideration Shares; and to make amendments to the

Articles of Association of the Company as they think

fit as a result of the allotment and issuance of the

Consideration Shares as specified in this resolution,

 which include: a] amendments to Article 21

[regarding details of the approval and the number of

issued shares] and Article 24 [regarding the

registered capital of the Company] of the Articles of

 Association of the Company; and amendments to

corresponding articles in the Articles of Association

 of the Company to reflect the actual situation after

 the completion of the issuance of Consideration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company: subject to the satisfaction or waiver [where

 appropriate] of the conditions set out in the Share

Purchase Agreement [as defined in the circular of the

 Company dated 23 JUN 2009 [the Circular] and the

Listing Committee of The Stock Exchange of Hong Kong

Limited granting the approval for the listing of, and

 permission to deal in, the Consideration Shares, to:

 [a] allot and issue the Consideration Shares [as

defined in the Circular] in accordance with the terms

 and conditions of the Share Purchase Agreement; and

[b] do all acts and things in connection with the

allotment and issue of the Consideration Shares; and

to make amendments to the Articles of Association of

the Company as they think fit as a result of the

allotment and issuance of the Consideration Shares as

 provided in this resolution, which include: [a]

amendments to Article 21 [regarding details of the

approval and the number of issued shares] and Article

 24 [regarding the registered capital of the Company]

 of the Articles of Association of the Company; and

[b] amendments to corresponding Articles in the

Articles of Association of the Company to reflect the

 actual situation after the completion of the

issuance of Consideration Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INS GROUP CO CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and The

Hongkong and Shanghai Banking Corporation Limited as

referred to in the announcement [the Announcement] of

 the Company published on 27 OCT 2009 on the website

of The Stock Exchange of Hong Kong Limited

[http://www.hkexnews.hk] and the Company's website

[http://www.pingan.com] and dispatched to the

Shareholders of the Company together with this notice

 and the proposed annual cap for the said Bank

deposits arrangements in the amount of USD 1,500

million on any given day for each of the 3 years

ending 31 DEC 2012; and authorize the Board of

Directors of the Company to do all such acts and

things and execute such documents and take all steps

which in its opinion may be necessary, desirable or

expedient in relation to the said bank deposits

PROPOSAL #2.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and

Industrial and Commercial Bank of China Limited and

Industrial and Commercial Bank of China [Asia]

Limited as referred to in the Announcement and the

proposed annual cap for the said bank deposits

arrangements in the amount of RMB 43,200 million on

any given day for each of the 3 years ending 31 DEC

2012; and authorize the Board of Directors of the

Company to do all such acts and things and execute

such documents and take all steps which in its

opinion may be necessary, desirable or expedient in

relation to the said bank deposits arrangements

PROPOSAL #3.: Approve the Bank deposits arrangements         ISSUER            YES             FOR                  FOR

between the Company and its subsidiaries and Bank of

Communications Co., Ltd. as referred to in the

announcement published on 27 OCT 2009 on the website

of the Shanghai Stock Exchange [http://www.sse.cm.cn]

 and the Company's website [http://www.pingan.com]

and the proposed annual cap for the said bank

deposits arrangements in the amount of RMB 39,000

million on any given day for each of the 2 years

ending 31 DEC 2012; and authorize the Board of

Directors of the Company to do all such acts and

things and execute such documents and take all steps

which in its opinion may be necessary, desirable or

expedient in relation to the said bank deposits

PROPOSAL #4.: Approve the Company's policy on the              ISSUER            YES             FOR                  FOR

appointment of Auditors as referred to in the

announcement published on 27 OCT 2009 on the website

of the Shanghai Stock Exchange

[http://www.sse.com.cn] and the Company's website

PROPOSAL #5.: Approve the appointment of Mr. Guo                ISSUER            YES             FOR                  FOR

Limin as a Non-Executive Director of the Company as

referred to in the Announcement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PING AN INSURANCE (GROUP) COMPANY OF CHINA LTD

  TICKER:                  N/A                 CUSIP:   Y69790106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3.: Approve the annual report of the                   ISSUER            YES             FOR                  FOR

Company and its summary for the YE 31 DEC 2009

PROPOSAL #4.: Approve the report of the Auditors and         ISSUER            YES             FOR                  FOR

audited financial statements of the Company for the

YE 31 DEC 2009

PROPOSAL #5.: Approve the profit distribution plan            ISSUER            YES             FOR                  FOR

and the recommendation for the final dividend for the

 YE 31 DEC 2009

PROPOSAL #6.: Re-appointment of Ernst & Young Hua              ISSUER            YES             FOR                  FOR

Ming as the PRC Auditors and Ernst & Young as the

international Auditors of the Company to hold office

until the conclusion of the next AGM and to authorize

 the Board of Directors to fix their remuneration

PROPOSAL #7.: Appointment of Mr. David Fried as a              ISSUER            YES             FOR                  FOR

Non-executive Director of the Company

PROPOSAL #S.8: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company, and to authorize the Board of Directors

to make further amendments to the Articles of

Association of the Company that it considers

necessary, appropriate or expedient in accordance

with the applicable laws and regulations, and the

requirements of China Insurance Regulatory Commission

 and other relevant regulatory authorities

PROPOSAL #S.9: Approve to give a general mandate to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue, allot and deal with

additional H shares not exceeding 20% of the H shares

 of the Company in issue and authorize the Board of

Directors to make corresponding amendments to the

Articles of Association as it thinks fit so as to

reflect the new capital structure upon the allotment

or issuance of shares

PROPOSAL #10.: Approve the holders of the 299,088,758        ISSUER            YES             FOR                  FOR

 H shares of the Company which were newly issued on

06 MAY 2010 are entitled to receive the final

dividend for the YE 31 DEC 2009, if any, as the other

 shareholders of the Company are entitled to

PROPOSAL #S.11: Approve the proposed further                       ISSUER            YES             FOR                  FOR

amendments to the Articles of Association of the

Company as set out in Appendix I to the supplemental

circular to be dispatched to shareholders of the

Company on 11 MAY 2010; and authorize the Chairman of

 the Board of Directors or a person authorized by him

 to make appropriate amendments to the Articles of

Association whenever necessary in the process of

submitting the same for approval, as required from

time to time by the relevant regulatory authorities,

administration of industry and commerce as well as

the stock exchanges

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PINNACLE WEST CAPITAL CORPORATION

  TICKER:                  PNW                 CUSIP:   723484101

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: EDWARD N. BASHA, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD E. BRANDT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN CLARK-JOHNSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENIS A. CORTESE, M.D.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL L. GALLAGHER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAMELA GRANT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROY A. HERBERGER, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HUMBERTO S. LOPEZ                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHRYN L. MUNRO                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE J. NORDSTROM                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. DOUGLAS PARKER                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: AMENDMENT TO THE COMPANY'S BYLAWS TO              ISSUER            YES             FOR                  FOR

PERMIT SHAREHOLDERS TO CALL SPECIAL SHAREHOLDER

MEETINGS.

PROPOSAL #3: RATIFY THE APPOINTMENT OF THE COMPANY'S         ISSUER            YES             FOR                  FOR

INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PIONEER NATURAL RESOURCES COMPANY

  TICKER:                  PXD                 CUSIP:   723787107

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANDREW D. LUNDQUIST                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES E. RAMSEY, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK A. RISCH                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS

PROPOSAL #03: STOCKHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         AGAINST           AGAINST

MAJORITY VOTING FOR DIRECTORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PIRAMAL HEALTHCARE LTD

  TICKER:                  N/A                 CUSIP:   Y6941N101

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board, pursuant to the            ISSUER            YES             FOR                  FOR

provisions of Section 293 (1)(a) and other applicable

 provisions, if any, of the Companies Act, 1956 [the

''Act''] including any statutory modifications or re-

enactments thereof for the time being in force, and

the provisions of the Memorandum and Articles of

Association of the Company, and subject to the

applicable provisions of the listing agreement

entered into by the Company with the Stock Exchanges

where the shares of the Company are listed, the

applicable provisions of the Foreign Exchange

Management Act, 1999 and rules and regulations framed

 there under, and the applicable statutes,

guidelines, regulations, approvals, consents,

permission or sanctions of the Central Government,

the Reserve Bank of India and any other appropriate

and/or concerned authorities, institutions or bodies

[the Approvals], and such conditions or modifications

 as may be prescribed by any of them while granting

any such approvals, which may be agreed to, in its

sole discretion, by the Board of Directors of the

Company [hereinafter called ''the Board'' which term

shall be deemed to include any Committee which the

Board may have constituted or hereinafter constitute

from time to time to exercise its powers including

the power conferred by this resolution], to sell and

transfer the domestic formulations business

[including mass market branded formulations business]

 of the Company which is engaged in the business of

research, development, formulation, manufacture,

sale, marketing, distribution, import and export of

generic pharmaceutical products in finished form,

with all assets [excluding cash and cash equivalents]

 and current liabilities relating to the same,

including the manufacturing facilities at Baddi,

Himachal Pradesh and rights to approximately 350

brands and trademarks [hereinafter referred to as the

 ''Undertaking''] [as specified] to Abbott Healthcare

 Private Limited, the purchaser, as a going concern,

on a slump sale basis and on such terms and

conditions as are negotiated in the best interest of

the Company, for a total consideration of the rupee

equivalent of USD 3,720,000,000 subject to

adjustments and payable as detailed in the

explanatory statement and With effect from such date

as the Board may think fit; authorize the Board to do

 all Acts and things for completing the sale of the

undertaking, with such modifications as it may deem

necessary and expedient in its discretion and to

negotiate, finalize and execute the necessary

documents and to do all such Acts, deeds and things

as may be necessary to give effect to this

resolution, including without limitation, to settle

any questions, difficulties or doubts that may arise

in regard to the sale and transfer of the undertaking

 as it may in its absolute discretion deem fit and

also to delegate from time to time, all or any of the

 powers conferred herein to any Committee of the

Board or to the Chairman or to any other Director or

PROPOSAL #2.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company, subject to the applicable provisions of the

 listing agreement entered into by the Company with

the Stock Exchanges where the shares of the Company

are listed, the applicable provisions of the

Companies Act, 1956, the applicable provisions of the

 Foreign Exchange Management Act, 1999 and rules and

regulations framed there under, and the applicable

statutes, guidelines, regulations, approvals,

consents, permission or sanctions or the Central

Government, the Reserve Bank of India and any other

appropriate and/or concerned authorities,

institutions or bodies [if necessary] [the

Approvals], [hereinafter called ''the Board'' which

term shall be deemed to include any Committee which

the Board may have constituted or hereinafter

constitute from time to time to exercise its powers

including the power conferred by this resolution], to

 pay to Piramal Enterprises Limited and its

associates the sum of INR 350 crores [the

''Payment''] on the closing of the sale of the

undertaking referred to in the preceding resolution

of this notice, in consideration of Piramal

Enterprises Limited and its associates agreeing to

provide non-compete and other undertakings and,

providing a guarantee of the obligations of the

Company and its affiliates in connection with the

sale of the undertaking, each as described in further

 detail in the explanatory statement; authorize the

Board to do all Acts and things for making the

payment, with such modifications as it may deem

necessary and expedient in its discretion and to

negotiate, finalize and execute the necessary

documents and to do all such Acts, deeds and things

as may be necessary to give effect to this

resolution, including without limitation, to settle

any questions, difficulties or doubts that may arise

in regard to the making of the payment as it may in

its absolute discretion deem fit and also to delegate

 from time to time, all or any of the powers

conferred herein to any committee of the Board or to

the Chairman or to any other Director or any other

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PIRELLI & C.SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T76434108

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements as at        ISSUER             NO              N/A                  N/A

 31 DEC 2009 inherent and consequent resolutions

PROPOSAL #E.1: Amend the Articles 5, 7 and 16 of the         ISSUER             NO              N/A                  N/A

statute any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PITNEY BOWES INC.

  TICKER:                  PBI                 CUSIP:   724479100

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LINDA G. ALVARADO        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ERNIE GREEN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN S. MCFARLANE        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: EDUARDO R. MENASCE      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT ACCOUNTANTS        ISSUER            YES             FOR                  FOR

 FOR 2010.

PROPOSAL #03: AMENDMENT OF THE RESTATED CERTIFICATE          ISSUER            YES             FOR                  FOR

OF INCORPORATION (CERTIFICATE) AND AMENDED AND

RESTATED BY-LAWS (BY-LAWS) TO PROVIDE FOR THE ANNUAL

ELECTION OF DIRECTORS.

PROPOSAL #04: CONSIDERATION OF A STOCKHOLDER PROPOSAL.      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PKO BANK POLSKI S.A.

  TICKER:                  N/A                 CUSIP:   X6919X108

  MEETING DATE:      8/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Elect the Chairman                                            ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Acknowledge the proper convening of the        ISSUER             NO              N/A                  N/A

 meeting and its ability to adopt resolutions

PROPOSAL #4.: Approve to accept the agenda                           ISSUER             NO              N/A                  N/A

PROPOSAL #5.A: Adopt the resolution on changes to the        ISSUER             NO              N/A                  N/A

 composition of the Bank's Supervisory Board

PROPOSAL #5.B: Amend the Resolution no.39-2009 by the        ISSUER             NO              N/A                  N/A

 EGM on 30 JUN 2009 on increasing the share capital

the proposed subscription date is 06 OCT 2009

PROPOSAL #6.: Receive the report by the Management            ISSUER             NO              N/A                  N/A

Board on progress in increasing the share capital

PROPOSAL #7.: Closure of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PKO BK POLSKI SA

  TICKER:                  N/A                 CUSIP:   X6919X108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the OGM                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Election of Chairperson of the OGM                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare that the OGM has been duly                ISSUER            YES             FOR                  FOR

convened and is capable of adopting the valid

resolutions

PROPOSAL #4.: Adopt the agenda of the OGM                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve to examine the report of the            ISSUER            YES             FOR                  FOR

Bank's Management Board on the activities of the PKO

Bank Polski SA in 2009, including information on the

activities of the Management Board of the Bank as the

 company body; also examine the financial statement

of Powszechna Kasa Oszczednosci Bank Polski Spolka

Akcyjna for 2009 and the motion of the Management

Board of the Bank on the distribution of the profit

earned by PKO Bank Polski SA for 2009

PROPOSAL #6.: Approve to examine the report of the            ISSUER            YES             FOR                  FOR

Management Board of the Bank on the activities of the

 PKO Bank Polski SA Group in 2009 and the

consolidated financial statement of the Powszechna

kasa Oszczednosci Bank Polski Spolka Akcyjna Group

PROPOSAL #7.: Approve to examine the report of the            ISSUER            YES             FOR                  FOR

Supervisory Board of Powszechna Kasa Oszczednosci

Bank Polski Spolka Akcyjna containing the results of

evaluation of: the financial statement of Powszechna

Kasa Oszczednosci Bank Polski Spolka Akcyjna for

2009, the report of the Management Board of the Bank

on the activities of PKO Bank Polski SA in 2009, the

motion of the Management Board of the Bank on the

distribution of the profit earned by PKO Bank Polski

SA in 2009 and the report on the activities of the

Supervisory Board of the Bank as the company body in

2009

PROPOSAL #8.a: Approve the report of the Management          ISSUER            YES             FOR                  FOR

Board of the Bank on the activities of PKO Bank

Polski SA in 2009

PROPOSAL #8.b: Approve the financial statement of              ISSUER            YES             FOR                  FOR

Powszechna Kasa Oszczednosci Bank Polski Spolka

Akcyjna for 2009

PROPOSAL #8.c: Approve the report of the Management          ISSUER            YES             FOR                  FOR

Board of the Bank on the activities of the PKO Bank

Polski SA Group in 2009

PROPOSAL #8.d: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statement of Powszechna Kasa Oszczednosci Bank Polski

 Spolka Akcyjna Group for 2009

PROPOSAL #8.e: Approve the report of the Supervisory         ISSUER            YES             FOR                  FOR

Board of the Bank on the activities of the

Supervisory Board of the Bank as the company body in

PROPOSAL #8.f: Approve the distribution of the profit        ISSUER            YES             FOR                  FOR

 earned by PKO Bank Polski SA in 2009

PROPOSAL #8.g: Approve the payment of dividend for            ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #8.h.1: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Zbigniew Jagiello

[performing the duties of the President of the

Management Board of the Bank from 01 OCT 2009] from

PROPOSAL #8.h.2: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Bartosz Drabikowski

[Vice-President of the Management Board of the Bank]

from his duties in 2009

PROPOSAL #8.h.3: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Krzysztof Dresler [Vice-

President of the Management Board of the Bank] from

his duties in 2009

PROPOSAL #8.h.4: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Jaroslaw Myjak [Vice-

President of the Management Board of the Bank] from

his duties in 2009

PROPOSAL #8.h.5: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Wojciech Papierak [Vice-

President of the Management Board of the Bank, from

07 JUL 2009 to 01 OCT 2009 Acting President of the

Management Board of the Bank]] from his duties in 2009

PROPOSAL #8.h.6: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Mariusz Zarzycki [Vice-

President of the Management Board of the Bank] from

his duties in 2009

PROPOSAL #8.h.7: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Jerzy Pruski [President

of the Management Board of the Bank to 07 JUL 2009]

from his duties in 2009

PROPOSAL #8.h.8: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Tomasz Mironczuk [Vice-

President of the Management Board of the Bank to 07

JUL 2009]  from his duties in 2009

PROPOSAL #8.i.1: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Cezary Banasinski

[Member of the Supervisory Board of the Bank] from

PROPOSAL #8.i.2: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Tomasz Zganiacz [Deputy

Chairperson of the Supervisory Board of the Bank]

from his duties in 2009

PROPOSAL #8.i.3: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Jan Bossak [Member of

the Supervisory Board of the Bank] from his duties in

PROPOSAL #8.i.4: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Miroslaw Czekaj [Member

of the Supervisory Board of the Bank] from his duties

PROPOSAL #8.i.5: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Ireneusz Fafara [Member

of the Supervisory Board of the Bank] from his duties

PROPOSAL #8.i.6: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Blazej Lepczynski

[Member of the Supervisory Board of the Bank] from

PROPOSAL #8.i.7: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Alojzy Zbigniew Nowak

[Member of the Supervisory Board of the Bank] from

his duties in 2009

PROPOSAL #8.i.8: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Ms. Marzena Piszczek

[Chairperson of the Supervisory Board of the Bank]

from her duties in 2009

PROPOSAL #8.i.9: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Eligiusz Jerzy Krzesniak

 [Deputy Chairperson of the Supervisory Board of the

Bank] from his duties in 2009

PROPOSAL #8.i10: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Jacek Gdanski [Member of

 the Supervisory Board of the Bank] from his duties

PROPOSAL #8.i11: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Epaminondas Jerzy

Osiatynski [Member of the Supervisory Board of the

Bank] from his duties in 2009

PROPOSAL #8.i12: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Ms. Urszula Palaszek [Member

 of the Supervisory Board of the Bank] from her

PROPOSAL #8.i13: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Roman Sobiecki [Member

of the Supervisory Board of the Bank] from his duties

PROPOSAL #8.i14: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Jerzy Stachowicz [Member

 of the Supervisory Board of the Bank] from his

PROPOSAL #8.i15: Grant a vote of acceptance to                   ISSUER            YES             FOR                  FOR

confirm the discharge of Mr. Ryszard Wierzba [Member

of the Supervisory Board of the Bank] from his duties

PROPOSAL #9.: Amend the Articles of Association of            ISSUER            YES             FOR                  FOR

Powszechna kasa Oszczednosci Bank Polski Spolka

PROPOSAL #10.: Amend the Rules and Regulations of the        ISSUER            YES             FOR                  FOR

 Supervisory Board of Powszechna Kasa Oszczednosci

Bank Polski Spolka Akcyjna

PROPOSAL #11.: Approve the principles of remuneration        ISSUER            YES             FOR                  FOR

 of the Members of the Supervisory Board of the Bank

PROPOSAL #12.1: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve a dismissal from the

Supervisory Board of Powszechna Kasa Oszczednosci

Bank Polski Spo¦ka Akcyjna

PROPOSAL #12.2: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: appointment to the Supervisory

Board of Powszechna Kasa Oszczednosci Bank Polski

PROPOSAL #13.: Presentation of the information of the        ISSUER            YES             FOR                  FOR

 Supervisory Board of the Bank on the outcome of the

completed selection procedure for the positions of

the President and Vice-President of the Management

Board of the Bank

PROPOSAL #14.: Presentation of the report of the                ISSUER            YES             FOR                  FOR

Supervisory Board of the Bank on the process of

selling training and recreation centres

PROPOSAL #15.: Closure of the Meeting                                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PLAINS EXPLORATION & PRODUCTION CO.

  TICKER:                  PXP                 CUSIP:   726505100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES C. FLORES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ISAAC ARNOLD, JR.                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.R. BUCKWALTER, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JERRY L. DEES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TOM H. DELIMITROS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS A. FRY, III                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. GERRY, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES G. GROAT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN H. LOLLAR                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE COMPANY'S 2010                       ISSUER            YES             FOR                  FOR

INCENTIVE AWARD PLAN AS DESCRIBED IN THE ACCOMPANYING

 PROXY STATEMENT.

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PLUM CREEK TIMBER COMPANY, INC.

  TICKER:                  PCL                 CUSIP:   729251108

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICK R. HOLLEY             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBIN JOSEPHS               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN G. MCDONALD         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT B. MCLEOD         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN F. MORGAN SR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MARC F. RACICOT           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JOHN H. SCULLY             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: STEPHEN C. TOBIAS        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MARTIN A. WHITE           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY APPOINTMENT OF ERNST        ISSUER            YES             FOR                  FOR

 & YOUNG AS INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #03: PROPOSAL TO AMEND THE COMPANY BYLAWS TO   SHAREHOLDER        YES         AGAINST               FOR

 CHANGE THE REQUIRED VOTE FOR APPROVAL OF ITEMS OF

BUSINESS AT STOCKHOLDER MEETINGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PLUS EXPRESSWAYS BHD

  TICKER:                  N/A                 CUSIP:   Y70263101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Declare a final single tier dividend of         ISSUER            YES             FOR                  FOR

10.00 SEN per ordinary share for the FYE 31 DEC 2009

PROPOSAL #2: Re-election of Hassan Jaafar as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 76

of the Company's Articles of Association

PROPOSAL #3: Re-election of Dato Mohamed Azman Yahya         ISSUER            YES             FOR                  FOR

as a Director, who retires in accordance with Article

 76 of the Company's Articles of Association

PROPOSAL #4: Re-election of Dato  Mohd Izzaddin Idris        ISSUER            YES             FOR                  FOR

 as a Director, who retires in accordance with

Article 83 of the Company's Articles of Association

PROPOSAL #5: Re-appoint, pursuant to Section 129 of          ISSUER            YES             FOR                  FOR

the Companies Act, 1965, Tan Sri Dato Mohd Sheriff

Mohd Kassim, as a Director of the Company in

accordance with Section 129(6) of the Companies Act,

1965, until the next AGM, who retires in accordance

with Section 129(2) of the Companies Act, 1965

PROPOSAL #6: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-appointment of Messrs Ernst & Young          ISSUER            YES             FOR                  FOR

as the Auditors and authorize the Directors to fix

their remuneration

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 132D of the Companies Act, 1965,

to allot and issue shares in the Company at any time

and upon such terms and conditions and for such

purposes as the Directors may, in their absolute

discretion deem fit, provided that the aggregate

number of shares issued pursuant to this resolution

does not exceed 10% of the issued capital of the

Company as at the date of this AGM and to obtain the

approval for the listing of and quotation for the

additional shares so issued on Bursa Malaysia

Securities Berhad and that such authority shall

continue in force until the conclusion of the next

AGM of the Company

PROPOSAL #9: Approve, pursuant to paragraph 10.09 of         ISSUER            YES             FOR                  FOR

the listing requirements of Bursa Malaysia Securities

 Berhad, the renewal of the Shareholders' Mandate for

 the Company and/or its subsidiaries  PLUS

Expressways Group  to enter into recurrent related

party transactions of a revenue or trading nature,

which are necessary for the day-to-day operations of

the PLUS Expressways Group to be entered into by the

PLUS Expressways Group provided such transactions are

 in the ordinary course of business and are on terms

not more favorable to the related party than those

generally available to the public, as specified;

Authority expires the earlier of the conclusion of

the next AGM of the CONTD.

PROPOSAL #10: Approve that pursuant to paragraph                ISSUER            YES             FOR                  FOR

10.09 of the Listing Requirements of Bursa Malaysia

Securities Berhad, the Shareholders' Mandate for the

Company and/or its subsidiaries  PLUS Expressways

Group  to enter into additional recurrent related

party transactions of a revenue or trading nature,

which are necessary for the day-to-day operations of

the PLUS Expressways Group to be entered into by the

PLUS Expressways Group provided such transactions are

 in the ordinary course of business and are on terms

not more favorable to the related party than those

generally available to the public, as specified;

Authority expires the earlier of the conclusion of

the next AGM of the Company following this CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POINT INC.

  TICKER:                  N/A                 CUSIP:   J63944102

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLARIS SECURITIES CO LTD

  TICKER:                  N/A                 CUSIP:   Y7057U103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.1: 2009 Business Report                                       ISSUER             NO              N/A                  N/A

PROPOSAL #I.2: Supervisors' audit review of 2009                ISSUER             NO              N/A                  N/A

financial statements and consolidated financial

statements reports

PROPOSAL #II.1: Acceptance of 2009 business report,          ISSUER            YES             FOR                  FOR

financial statements and consolidated financial

statements

PROPOSAL #II.2: Acceptance of proposed allocation for        ISSUER            YES             FOR                  FOR

 2009 earnings: 1) cash dividends to common

Shareholders: NTD 1,069,259,768; NTD 0.50 per share;

2) employee cash bonuses: NTD 125,795,266; 3) Board

Member compensation: NTD 62,897,633

PROPOSAL #III.1: Amend the Company Articles of                   ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #III.2: Amend the Company                                        ISSUER            YES             FOR                  FOR

Endorsements/Guarantees Procedures and Guidelines

PROPOSAL #III.3: Company intends to plan the case of         ISSUER            YES             FOR                  FOR

long-term capital raising

PROPOSAL #IV.: Extraordinary proposals                                  ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLISH OIL AND GAS COMPANY, WARSAW

  TICKER:                  N/A                 CUSIP:   X6582S105

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Appoint the meeting's Chairman                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Approve the statement of the meeting's         ISSUER             NO              N/A                  N/A

legal validity

PROPOSAL #4.: Approve to make up the attendance list         ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Adopt the non-cash dividend for 2008             ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLISH OIL AND GAS COMPANY, WARSAW

  TICKER:                  N/A                 CUSIP:   X6582S105

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.: Elect the Chairperson for the meeting           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve to confirm that the meeting has        ISSUER            YES         ABSTAIN           AGAINST

 been duly convened and has the capacity to adopt

resolutions

PROPOSAL #4.: Approve to prepare the attendance list         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5.: Adopt a resolution to grant approval            ISSUER            YES             FOR                  FOR

for the establishment by PGNIG of a New Company PGNIG

 Energia SA with registered office in Warsaw and

share capital of PLN 5,000,000.00 and for the

acquisition by PGNIG of the newly created ordinary

shares in PGNIG Energia SA of Warsaw

PROPOSAL #6.: Adopt a resolution concerning the use          ISSUER            YES             FOR                  FOR

of capital reserves designated as Central

Restructuring Fund for one off payments termination

benefits to 26 Former Employees of Zun Naftomet SP

PROPOSAL #7.: Closing of the meeting                                     ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLISH OIL AND GAS COMPANY, WARSAW

  TICKER:                  N/A                 CUSIP:   X6582S105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appointment of the Meeting's Chairman             ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the statement of the meeting's          ISSUER            YES             FOR                  FOR

legal validity

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the preparation of the                        ISSUER            YES             FOR                  FOR

attendance list

PROPOSAL #6: Approve the financial statement for 2009        ISSUER            YES             FOR                  FOR

 and the Management's report on Company's activities

in 2009

PROPOSAL #7: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

statement of the PGNIG Group for 2009 and the

Management's report on Company's capital group

activity in 2009

PROPOSAL #8: Approve the duties' fulfilling by the            ISSUER            YES             FOR                  FOR

Management Board

PROPOSAL #9: Approve the duties' fulfilling by the            ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #10: Approve the profit distribution for              ISSUER            YES             FOR                  FOR

2009, setting the dividend record date and the

dividend payment date

PROPOSAL #11: Approve to determine the assets to be          ISSUER            YES             FOR                  FOR

provided as noncash dividend and definition of the

method of their valuation

PROPOSAL #12: Adopt the resolution on the use of                ISSUER            YES             FOR                  FOR

capital reserves designated as central restructuring

fund for one-off payment  redundancy payments  to 23

former employees of PGNIG KRAKOW SP Z O.O

PROPOSAL #13: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

PROPOSAL #14: Closing of the meeting                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLISH TELECOM S.A., WARSAW

  TICKER:                  N/A                 CUSIP:   X6669J101

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of general meeting                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of the Chairman of general                ISSUER            YES             FOR                  FOR

meeting

PROPOSAL #3: Approve the statement that the meeting          ISSUER            YES             FOR                  FOR

is valid and capable to adopt resolutions

PROPOSAL #4: Adopt the agenda for the meeting                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of the Scrutiny Commission                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to review of a the Management            ISSUER            YES             FOR                  FOR

Board report on the Company's operations and the

Company financial Statements for the FY 2009, b) the

Management Board'S motion concerning distribution of

the Company'S profit for the FY 2009, c) the

Supervisory Board report on assessment of the

Management Board report on the Company's operations,

the financial statements for the financial year 2009

and the Management Board motion on distribution of

the Company's profit, d) the Management Board Report

on the operations of the Telekomunikacja Polska Group

 and the consolidated financial statements for the FY

 2009, e) the Supervisory Board report on assessment

of the Management Board report on the operations of

the Telekomunikacja Polska Group and the consolidated

 financial statements for the FY 2009, f) concise

assessment of the Company's standing in 2009 made by

the Supervisory Board and report on the Supervisory

Board's activities in 2009

PROPOSAL #7: Approve of the Management Board report          ISSUER            YES             FOR                  FOR

on the Company'S activity in the FY 2009, b) approval

 of the Company's financial statements for the FY

2009, c) distribution of the Company's profit for the

 FY 2009, d) approval of the Management Board report

on the operations of Telekomunikacja Polska Group in

the FY 2009, e) approval of the consolidated

financial statements for the FY 2009, and f) granting

 approval of performance of their duties as members

of the Company bodies in the FY 2009

PROPOSAL #8: Adopt the resolution on amendment of the        ISSUER            YES             FOR                  FOR

 Company's Articles of Association

PROPOSAL #9: Adopt the resolution on the unified text        ISSUER            YES             FOR                  FOR

 of the Articles of Association

PROPOSAL #10: Adopt the resolution on amendment of            ISSUER            YES             FOR                  FOR

the Regulations of the General Meeting of

Telekomunikacja Polska S.A

PROPOSAL #11: Approve the Changes in the Supervisory         ISSUER            YES             FOR                  FOR

Board's composition

PROPOSAL #12: Closing of the Meeting                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLSKI KONCERN NAFTOWY ORLEN  S A

  TICKER:                  N/A                 CUSIP:   X6922W204

  MEETING DATE:      7/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Open meeting                                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Elect the meeting Chairman                              ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Acknowledge the proper convening of              ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #4.: Approve the agenda of the meeting                  ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Elect the Members of Vote Counting                ISSUER             NO              N/A                  N/A

Commission

PROPOSAL #6.: Receive the Management Board Report on         ISSUER             NO              N/A                  N/A

Company's Operations in fiscal 2008, financial

statements and proposal on treatment of net loss

PROPOSAL #7.: Receive the Management Board report on         ISSUER             NO              N/A                  N/A

Group's Operations in fiscal 2008 and consolidated

financial statements

PROPOSAL #8.: Receive the Supervisory Board report on        ISSUER             NO              N/A                  N/A

 its review of Management Board report on Company's

Operations in fiscal 2008, financial statements, and

Management Board Proposal on treatment of net loss

PROPOSAL #9.: Receive the Supervisory Board report on        ISSUER             NO              N/A                  N/A

 its review of the Management Board report on Group's

 Operations in fiscal 2008 and consolidated financial

 statements

PROPOSAL #10.: Receive the Supervisory Board report          ISSUER             NO              N/A                  N/A

on its activities in fiscal 2008 and Company standing

PROPOSAL #11.: Approve the Management Board report on        ISSUER             NO              N/A                  N/A

 Company's Operations in fiscal 2008 and financial

statements

PROPOSAL #12.: Approve the Management Board report on        ISSUER             NO              N/A                  N/A

 Group's Operations in fiscal 2008 and consolidated

financial statements

PROPOSAL #13.: Approve the treatment of net loss                ISSUER             NO              N/A                  N/A

PROPOSAL #14.1: Grant discharge to Piotr Kownacki              ISSUER             NO              N/A                  N/A

[Chief Executive Officer]

PROPOSAL #14.2: Grant discharge to Wojciech Heydel            ISSUER             NO              N/A                  N/A

[Chief Executive Officer]

PROPOSAL #14.3: Grant discharge to Dariusz Krawiec            ISSUER             NO              N/A                  N/A

[Deputy Chief Executive Officer, Chief Executive

Officer]

PROPOSAL #14.4: Grant discharge to Cezary Filipowicz         ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.5: Grant discharge to Waldemar Maj                 ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.6: Grant discharge to Slawomir                        ISSUER             NO              N/A                  N/A

Jedrzejczyk [Management Board]

PROPOSAL #14.7: Grant discharge to Krzysztof                       ISSUER             NO              N/A                  N/A

Szwedowski [Management Board]

PROPOSAL #14.8: Grant discharge to Dariusz Formela            ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.9: Grant discharge to Krystian Pater              ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #14.10: Grant discharge to Wojciech Kotlarek        ISSUER             NO              N/A                  N/A

 [Management Board]

PROPOSAL #14.11: Grant discharge to Marek Serafin              ISSUER             NO              N/A                  N/A

[Management Board]

PROPOSAL #15.1: Grant discharge to Malgorzata                     ISSUER             NO              N/A                  N/A

Slepowronska [Supervisory Board Chair]

PROPOSAL #15.2: Grant discharge to Maciej Mataczynski        ISSUER             NO              N/A                  N/A

 [Supervisory Board Chairman]

PROPOSAL #15.3: Grant discharge to Raimondo Eggink            ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.4: Grant discharge to Marek Karabula              ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.5: Grant discharge to Krzysztof                       ISSUER             NO              N/A                  N/A

Rajczewski [Supervisory Board]

PROPOSAL #15.6: Grant discharge to Ryszard Stefanski         ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.7: Grant discharge to Angelina Sarota            ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.8: Grant discharge to Robert Czapla                ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.9: Grant discharge to Marek Drac - Taton        ISSUER             NO              N/A                  N/A

 [Supervisory Board]

PROPOSAL #15.10: Grant discharge to Zbigniew                       ISSUER             NO              N/A                  N/A

Macioszko [Supervisory Board]

PROPOSAL #15.11: Grant discharge to Agata Mikolajczyk        ISSUER             NO              N/A                  N/A

 [Supervisory Board]

PROPOSAL #15.12: Grant discharge to Janusz Zielinski         ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.13: Grant discharge to Grzegorz Borowiec        ISSUER             NO              N/A                  N/A

 [Supervisory Board]

PROPOSAL #15.14: Grant discharge to Krzysztof Kolach         ISSUER             NO              N/A                  N/A

[Supervisory Board]

PROPOSAL #15.15: Grant discharge to Piotr                            ISSUER             NO              N/A                  N/A

Wielowieyski [Supervisory Board]

PROPOSAL #15.16: Grant discharge to Grzegorz                       ISSUER             NO              N/A                  N/A

Michniewicz [Supervisory Board]

PROPOSAL #15.17: Grant discharge to Jaroslaw                       ISSUER             NO              N/A                  N/A

Roclawski [Supervisory Board]

PROPOSAL #16.: Approve the sale, lease, or charge of         ISSUER             NO              N/A                  N/A

other right to third party of organized part of

enterprise

PROPOSAL #17.1: Amend the statute regarding technical        ISSUER             NO              N/A                  N/A

 changes

PROPOSAL #17.2: Amend the statute regarding corporate        ISSUER             NO              N/A                  N/A

 purpose

PROPOSAL #17.3: Amend the statute regarding share              ISSUER             NO              N/A                  N/A

cancellation; other amendments

PROPOSAL #17.4: Amend the statute regarding convening        ISSUER             NO              N/A                  N/A

 of general meetings

PROPOSAL #17.5: Amend the statute regarding general          ISSUER             NO              N/A                  N/A

meeting authority

PROPOSAL #17.6: Amend the statute regarding editorial        ISSUER             NO              N/A                  N/A

 change

PROPOSAL #17.7: Amend the statute regarding                        ISSUER             NO              N/A                  N/A

definition of shareholder

PROPOSAL #17.8: Amend the statute regarding                        ISSUER             NO              N/A                  N/A

definition of Parent Company and subsidiary

PROPOSAL #17.9: Amend the statute regarding                        ISSUER             NO              N/A                  N/A

cumulating and reduction of votes

PROPOSAL #17.10: Amend the statute regarding                       ISSUER             NO              N/A                  N/A

cumulating and reduction of votes

PROPOSAL #17.11: Amend the statute regarding                       ISSUER             NO              N/A                  N/A

cumulating and reduction of votes

PROPOSAL #17.12: Amend the statute regarding voting          ISSUER             NO              N/A                  N/A

rights cap

PROPOSAL #17.13: Amend the statute regarding Civil            ISSUER             NO              N/A                  N/A

Code

PROPOSAL #17.14: Amend the statute regarding election        ISSUER             NO              N/A                  N/A

 and recall of Supervisory Board Members

PROPOSAL #17.15: Amend the statute regarding term of         ISSUER             NO              N/A                  N/A

office of the Supervisory and the Management Boards

PROPOSAL #17.16: Amend the statute regarding Board            ISSUER             NO              N/A                  N/A

Independence

PROPOSAL #17.17: Amend the statute regarding the                ISSUER             NO              N/A                  N/A

Supervisory Board Authority

PROPOSAL #17.18: Amend the statute regarding the                ISSUER             NO              N/A                  N/A

requirement to obtain Supervisory Board approval

PROPOSAL #17.19: Amend the statute regarding the                ISSUER             NO              N/A                  N/A

Management Board

PROPOSAL #17.20: Authorize the Supervisory Board to          ISSUER             NO              N/A                  N/A

approve consolidated text of statute

PROPOSAL #18.1: Amend the regulations on general                ISSUER             NO              N/A                  N/A

meetings

PROPOSAL #18.2: Amend the regulations on general                ISSUER             NO              N/A                  N/A

meetings; authorize the Supervisory Board to approve

consolidated text of regulations

PROPOSAL #19.1: Approve to fix number of Supervisory         ISSUER             NO              N/A                  N/A

Board Members

PROPOSAL #19.2: Approve to recall the Supervisory              ISSUER             NO              N/A                  N/A

Board Member(s)

PROPOSAL #19.3: Elect the Supervisory Board Member(s)        ISSUER             NO              N/A                  N/A

PROPOSAL #20.: Close Meeting                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLSKI KONCERN NAFTOWY ORLEN  S A

  TICKER:                  N/A                 CUSIP:   X6922W204

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the Shareholders Meeting                ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of the Chairman of the                       ISSUER            YES             FOR                  FOR

Shareholders Meeting

PROPOSAL #3: Approve the confirmation of the proper          ISSUER            YES             FOR                  FOR

convention of the Shareholders Meeting and its

ability to adopt resolutions

PROPOSAL #4: Adopt the agenda                                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of the tellers Committee                    ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the examination of the report of        ISSUER            YES             FOR                  FOR

 the Management Board on the Company's activities and

 the Company's financial statement, the motion of the

 Management Board regarding the distribution of the

profit for the FY 2009 and also examination of the

report of the Supervisory Board opinion regarding the

 report of the Management Board on the Company's

activities and the Company's financial statement in

terms of their compliance with books, records and

facts and regarding the motion of the Management

Board regarding the distribution of the profit for

the FY 2009

PROPOSAL #7: Approve the examination of the report of        ISSUER            YES             FOR                  FOR

 the Management Board on the Orlen Capital Groups

activities, the Orlen Capital Groups consolidated

financial statement for the FY 2009 and also

examination of the opinion of the Supervisory Board

regarding the report of the Management Board on the

Orlen Capital Groups activities and the Orlen Capital

 Groups consolidated financial statement for the FY

PROPOSAL #8: Approve the examination of the report of        ISSUER            YES             FOR                  FOR

 the Supervisory Board for year 2009 complying with

the requirements of the best practices of Companies

listed on the Warsaw Stock Exchange

PROPOSAL #9: Approve the report of the Management              ISSUER            YES             FOR                  FOR

Board on the Company's activities and the Company's

financial statement for the FY 2009

PROPOSAL #10: Approve the report of the Management            ISSUER            YES             FOR                  FOR

Board on the Orlen Capital Groups activities and the

Orlen Capital Groups consolidated financial statement

 for the FY 2009

PROPOSAL #11: Approve the distribution of the profit         ISSUER            YES             FOR                  FOR

for the FY 2009

PROPOSAL #12: Adopt the resolutions regarding the              ISSUER            YES             FOR                  FOR

acknowledgement of fulfillment of duties by the

Members of the Company's Management Board in 2009

PROPOSAL #13: Adopt the resolutions regarding the              ISSUER            YES             FOR                  FOR

acknowledgement of fulfillment of duties by the

Members of the Company's Supervisory Board in 2009

PROPOSAL #14: Approve the examination of the                       ISSUER            YES             FOR                  FOR

information and adoption of resolutions regarding

changes to the Company's Articles of Association and

establishing the unified text of the amended Articles

 of Association

PROPOSAL #15: Approve the examination of the                       ISSUER            YES             FOR                  FOR

information and adoption of resolution regarding

disposal, lease or charge of other right to third

party of the organized part of the enterprise

PROPOSAL #16: Approve the establishment the number of        ISSUER            YES             FOR                  FOR

 members  of Supervisory Board

PROPOSAL #17: Appointment of Supervisory Board on             ISSUER            YES             FOR                  FOR

new term of office

PROPOSAL #18: Closing the meeting                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLY (HONG KONG) INVESTMENTS LTD

  TICKER:                  N/A                 CUSIP:   Y70620102

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Auditor for the

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-elect Mr. Xue Ming as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.B: Re-elect Mr. Ye Li Wen as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.C: Re-elect Mr. Chan Tak Chi, William as         ISSUER            YES         AGAINST           AGAINST

a Director

PROPOSAL #3.D: Re-elect Mr. Choy Shu Kwan as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.E: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Appointment of the Auditor and authorize        ISSUER            YES             FOR                  FOR

 the Board of Directors to fix their

PROPOSAL #5.A: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company,  a  subject to Paragraph  c  below, during

the Relevant Period  as specified  of all the powers

of the Company to allot, issue and deal with

additional shares in the capital of the Company and

to make or grant offers, agreements and options which

 might require the exercise of such powers;  b  the

approval in Paragraph  a  above, to make or grant

offers, agreements and options which might require

the exercise of such powers after the end of the

Relevant Period;  c  the aggregate nominal amount of

the share capital allotted or agreed conditionally or

 unconditionally to be allotted  whether pursuant to

an option or otherwise  by the Directors of the

Company pursuant to the approval in Paragraph  a

above, otherwise than pursuant to a rights issue  as

specified  CONTD

PROPOSAL #5.B: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company,  a  subject to Paragraph  b  below, during

the Relevant Period  as specified  of all the powers

of the Company to purchase its own shares of HKD 0.50

 each  the Shares , subject to and in accordance with

 all applicable laws and the requirements of the

Rules Governing the Listing of Securities on The

Stock Exchange of Hong Kong Limited;  b  the

aggregate nominal amount of the Shares to be

purchased by the Company pursuant to the approval in

Paragraph  a  above during the Relevant Period shall

not exceed 10% of the aggregate nominal amount of the

 share capital of the Company in issue at the date of

 passing this resolution and the said approval shall

be limited accordingly; and  Authority expires the

earlier of the conclusion of the next AGM or the

expiration of the period within which the next AGM of

 the Company is required by the Articles of

Association of the  Company or by any applicable laws

PROPOSAL #5.C: Approve, conditional upon the                       ISSUER            YES         AGAINST           AGAINST

Resolutions 5 A  and 5 B  respectively set out in the

 notice convening this meeting being passed, the

general mandate granted to the Directors of the

Company to allot, issue and deal with additional

shares pursuant to the Resolution 5 A  to extend by

the addition thereto of an amount representing the

aggregate nominal amount of the share capital of the

Company purchased by the Company under the authority

granted pursuant to the Resolution 5 B , provided

that such amount shall not exceed 10% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of passing this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLY (HONG KONG) INVESTMENTS LTD

  TICKER:                  N/A                 CUSIP:   Y70620102

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition [as specified]         ISSUER            YES             FOR                  FOR

the sale and purchase agreement and the transactions

contemplated thereunder; the allotment and issue of

the consideration shares [as specified] to the vendor

 or its nominee pursuant to the terms of the sale and

 purchase agreement be approved and authorize the

Director to allot and issue the consideration shares

in accordance with the terms of the sale and purchase

 agreement; to do all such acts and things [including

 but not limited to the execution of any documents,

instruments and agreements] as they consider

necessary or expedient for the purpose of giving

effect to the acquisition, the sale and purchase

agreement and the transaction contemplated

thereunder; and the allotment and issue of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POLYMETAL JT STK CO

  TICKER:                  N/A                 CUSIP:   X6655M100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, balance                ISSUER            YES         ABSTAIN           AGAINST

sheet, profit and loss statement

PROPOSAL #2.: Approve the profit and loss                            ISSUER            YES         ABSTAIN           AGAINST

distribution and non payment of dividends for the

PROPOSAL #3.1: Election of Areshev.'S as a Director           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.2: Election of Best Jonathan as a Director      ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.3: Election of Grunberg M as a Director           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.4: Election of Duvieusart Jean-Pascal              ISSUER            YES         ABSTAIN           AGAINST

Pierre Alexandre as a Director

PROPOSAL #3.5: Election of Nesis V as a Director                ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.6: Election of Russell Skirrow as a                 ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #3.7: Election of Hachaturyants A as a                 ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #3.8: Election of Leonard Anthony Jomeniuk          ISSUER            YES         ABSTAIN           AGAINST

as a Director

PROPOSAL #3.9: Election of Martin Schaffer as a                 ISSUER            YES         ABSTAIN           AGAINST

Director

PROPOSAL #3.10: Election of Yuzhanov I as a Director         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.11: Election of Yanakov K as a Director           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #4.1: Election of  Zarya A to the Audit                ISSUER            YES         ABSTAIN           AGAINST

Commission

PROPOSAL #4.2: Election of Pavlov D to the Audit                ISSUER            YES         ABSTAIN           AGAINST

Commission

PROPOSAL #4.3: Election of Kazarinov A to the Audit          ISSUER            YES         ABSTAIN           AGAINST

Commission

PROPOSAL #5.: Approve the External Auditor                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #6.: Approve the new edition of the                       ISSUER            YES         ABSTAIN           AGAINST

provision on the Board of Directors

PROPOSAL #7.: Approve the interested party                          ISSUER            YES         ABSTAIN           AGAINST

transactions which can be concluded in the future in

the process of business activity [transactions with

limited [liability] Company resources Albazino]

PROPOSAL #8.: Approve the interested party                          ISSUER            YES         ABSTAIN           AGAINST

transactions which can be concluded in the future in

the process of business activity [lending and

guaranteeing]

PROPOSAL #9.: Approve the interested party                          ISSUER            YES         ABSTAIN           AGAINST

transactions which can be concluded in the future in

the process of business activity [transactions with

JSC Nomos Bank]

PROPOSAL #10.: Approve the interested party                        ISSUER            YES         ABSTAIN           AGAINST

transactions [Directors and Officers liability

insurance for Members of the Board of Directors of

the Company)

PROPOSAL #11.: Approve the interested party                        ISSUER            YES         ABSTAIN           AGAINST

transactions which can be concluded in the future in

the process of business activity [Directors and

Officers liability insurance for Members of the Board

 of Directors of the Company]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POPULAR, INC.

  TICKER:                  BPOP               CUSIP:   733174106

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR FOR THREE YEAR              ISSUER            YES             FOR                  FOR

TERM: MICHAEL T. MASIN

PROPOSAL #1B: ELECTION OF DIRECTOR FOR THREE YEAR              ISSUER            YES         AGAINST           AGAINST

TERM: MANUEL MORALES JR.

PROPOSAL #1C: ELECTION OF DIRECTOR FOR THREE YEAR              ISSUER            YES         AGAINST           AGAINST

TERM: JOSE R. VIZCARRONDO

PROPOSAL #1D: ELECTION OF DIRECTOR FOR TWO YEAR TERM:        ISSUER            YES             FOR                  FOR

 ALEJANDRO M. BALLESTER

PROPOSAL #1E: ELECTION OF DIRECTOR FOR TWO YEAR TERM:        ISSUER            YES             FOR                  FOR

 CARLOS A. UNANUE

PROPOSAL #02: AMEND ARTICLE FIFTH OF RESTATED                     ISSUER            YES         AGAINST           AGAINST

CERTIFICATE OF INCORPORATION, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #03: AMEND ARTICLE FIFTH OF THE RESTATED              ISSUER            YES         AGAINST           AGAINST

CERTIFICATE OF INCORPORATION TO INCREASE THE

AUTHORIZED NUMBER OF SHARES OF COMMON STOCK, PAR

VALUE $0.01 PER SHARE, FROM 700,000,000 TO

PROPOSAL #04: TO PROVIDE AN ADVISORY VOTE RELATED TO         ISSUER            YES             FOR                  FOR

THE CORPORATION'S EXECUTIVE COMPENSATION PROGRAM.

PROPOSAL #05: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM OF THE CORPORATION

FOR 2010.

PROPOSAL #06: TO APPROVE THE ADJOURNMENT OR                        ISSUER            YES         AGAINST           AGAINST

POSTPONEMENT OF THE MEETING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORSCHE AUTOMOBIL HLDG SE

  TICKER:                  N/A                 CUSIP:   D6240C122

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the group

financial statements and group annual report, and the

 proposal of the Board of Managing Directors on the

appropriation of the distribution profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

distribution profit of EUR 8,22 5,000 as follows:

payment of a dividend of EUR 0.044 per ordinary share

 and of EUR 0.05 per preferred share ex-dividend and

payable date: 01 FEB 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors the ratification of the acts of

 Dr. Wendelin Wiedeking and Holger P. Haerter shall

be postponed the acts of the Michael Macht and Thomas

 Edig shall be ratified

PROPOSAL #4.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Election Sheikh Jassim Bin Abdulaziz            ISSUER             NO              N/A                  N/A

Bin Jas-Sim Al-Thani to the Supervisory Board

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER             NO              N/A                  N/A

2009/2010 FY: Ernst + Young G MBH, Stuttgart

PROPOSAL #7.: Resolution on the revocation of the              ISSUER             NO              N/A                  N/A

existing authorized capital, the creation of new

authorized capital, and the correspondent amendment

to the Articles of Association the existing

authorized capital of up to EUR 22,750,000 shall be

revoked the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

87,500,000 through t he issue new ordinary shares or

non-voting preferred shares against contributions in

cash and/or kind, on or before 28 JAN 2015,

shareholders shall be granted subscription rights,

however, holders of one class of shares may not

subscribe to the other class of shares, shareholders

subscription rights may also be excluded for the

issue of ordinary shares against contributions in

PROPOSAL #8.: Approval of the control and profit                ISSUER             NO              N/A                  N/A

transfer agreement with the Company's wholly-owned

subsidiary, Porsche Zweite Vermoegensverwaltung GM

BH, effective for a period of at least 5 years

PROPOSAL #9.: Amendment to Section 2(1) of the                   ISSUER             NO              N/A                  N/A

Articles of Association in respect of the object of

the Company being adjusted to allow the Company to

act solely as a holding Company

PROPOSAL #10.: Amendment to Section 22 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in respect Company's FY being

 adjusted to correspond to the calendar year as of 01

 JAN 2011, and the period from 01 AUG 2010 to 31 DEC

2010 being an abbreviated FY

PROPOSAL #11.: Amendments to the Articles of                       ISSUER             NO              N/A                  N/A

Association in accordance with the law on the

implementation of the shareholder rights directive

[ARUG]: a) Section 17(4), in respect of the notice of

 shareholders' meeting being published in the

electronic federal gazette at least 36 days prior to

the date of the shareholders' meeting, the publishing

 date of the notice of shareholders' meeting and the

date of the shareholders' meeting not being included

in the calculation of the period b) Section 18, in

respect of shareholders being entitled to participate

 and vote at the share-holders' meeting if they

register with the Company by the sixth day prior to

the meeting and provide evidence of their

shareholding as per the statutory record date, and

the Board of Managing Directors being authorized to

permit the audiovisual transmission of the

PROPOSAL #12.: Revocation of the resolution on the            ISSUER             NO              N/A                  N/A

non-disclosure of the individual remuneration for the

 members of the Board of Managing Directors the

resolution adopted by the shareholders' meeting of 26

 JUN 2007, on the non-disclosure of the individual

remuneration for the members o f the Board of

Managing Directors shall be revoked, beginning with

the 2009/2010 FY, the Company shall be authorize d to

 disclose the individual remuneration for the members

 of the Supervisory

PROPOSAL #13.: Amendment to Section 14 of the                     ISSUER             NO              N/A                  N/A

Articles of Association in respect of the

remuneration for the Chairman of the Audit Committee

being twice and that of every other Committee member

being one and a half times the amount of the fixed

and variable remuneration for a member of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTO SEGURO SA

  TICKER:                  N/A                 CUSIP:   P7905C107

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Ratify the nomination and contracting          ISSUER            YES             FOR                  FOR

of the specialized Companies to evaluate the net

assets of ISAR Holding LTDA., using book criteria, as

 well as to evaluate the Company and ISAR Holding

LTDA., at market prices, and consideration of the

respective valuation reports and documents

PROPOSAL #II.: Approve the protocol and justification        ISSUER            YES             FOR                  FOR

 for the merger of ISAR Holding LTDA., by the Company

PROPOSAL #III.: Approve the merger of ISAR Holding            ISSUER            YES             FOR                  FOR

LTDA., in to the Company and the consequent

extinction of ISAR Holding LTDA.

PROPOSAL #IV.: Approve to increase the share capital         ISSUER            YES             FOR                  FOR

of the Company as a result of the merger, from BRL

920,000,000.00 to BRL 1,870,000,000.00, the increase

of BRL 950,000,000.00 being performed through the

issuance of 98,292,519 common, nominative book entry

shares of no par value

PROPOSAL #V.: Amend the Corporate Bylaws of the                 ISSUER            YES             FOR                  FOR

Company to reflect: i) the increase in share capital

due to the merger, and ii) the inclusion in Chapter

IV Management Bodies of new provisions to set the age

 limits for people taking positions on the Company's

Management and to provide for the functioning of the

Audit Committee as the body supporting the Board of

Directors

PROPOSAL #VI.: Approve the consolidation of the                 ISSUER            YES             FOR                  FOR

Corporate Bylaws of the Company

PROPOSAL #VII.: Approve, for the purposes of carrying        ISSUER            YES             FOR                  FOR

 out the association entered into with Itau Unibanco

Holding S.A., the replacement of 2 Members of the

Board of Directors of the Company, without affecting

the other positions already held by Independent

Members or those elected by the minority shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTO SEGURO SA

  TICKER:                  N/A                 CUSIP:   P7905C107

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: Approve to examine and vote the                       ISSUER            YES             FOR                  FOR

financial statements and the administrations report

for the FYE 31 DEC 2009

PROPOSAL #B: Approve the destination of the YE                   ISSUER            YES             FOR                  FOR

results of 2009

PROPOSAL #C: Ratify the Board of Directors decisions         ISSUER            YES             FOR                  FOR

made in meetings held on 16 OCT 2009 and 21 DEC 2009,

 relating to the interests on own equity book

credited to shareholders on 30 OCT 2009 and 30 DEC

2009, respectively

PROPOSAL #D: Approve to set the date for the payment         ISSUER            YES             FOR                  FOR

of interest on own equity to shareholders

PROPOSAL #E: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors and approve the nomination

PROPOSAL #F: Approve to establish the aggregate                 ISSUER            YES             FOR                  FOR

annual remuneration of the Members of the Board of

Directors and of the Executive Committee, also

including the Members of the Audit Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTUGAL TELECOM SGPS SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X6769Q104

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the management report, balance          ISSUER             NO              N/A                  N/A

sheet and accounts for the year 2009

PROPOSAL #2: Receive the consolidated management               ISSUER             NO              N/A                  N/A

report, balance sheet  and accounts for the year  2009

PROPOSAL #3: Approve the proposal for application of         ISSUER             NO              N/A                  N/A

 profits

PROPOSAL #4: Approve the general appraisal of the             ISSUER             NO              N/A                  N/A

Company's management and supervision

PROPOSAL #5: Approve the acquisition and disposal of         ISSUER             NO              N/A                  N/A

 own shares

PROPOSAL #6: Approve, pursuant to Number 4 of Article        ISSUER             NO              N/A                  N/A

 8  of the Articles of Association, on the parameters

  applicable in the event of any issuance of bonds

convertible into shares that may be resolved upon  by

 the Board of Directors

PROPOSAL #7: Approve the suppression of the pre-                ISSUER             NO              N/A                  N/A

emptive right of shareholders in the subscription of

any issuance of convertible bonds as referred to

under Item 6 hereof as may be resolved upon by the

Board of Directors

PROPOSAL #8: Approve the issuance of bonds and other         ISSUER             NO              N/A                  N/A

securities, of whatever nature, by the Board of

Directors, and notably on the fixing of the value of

such securities in accordance with Number 3 of

Article 8 and paragraph e) of Number 1 of Article 15

of the Articles of Association

PROPOSAL #9: Approve the acquisition and disposal of         ISSUER             NO              N/A                  N/A

own bonds and other own securities

PROPOSAL #10: Approve the creation of an ADHOC                   ISSUER             NO              N/A                  N/A

committee to decide on the remuneration of the

members of the compensation Committee

PROPOSAL #11: Approve the declaration in respect of          ISSUER             NO              N/A                  N/A

the remuneration policy of the members of the

management and supervisory bodies of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PORTUGAL TELECOM SGPS SA, LISBOA

  TICKER:                  N/A                 CUSIP:   X6769Q104

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to resolve on the proposal                ISSUER            YES             FOR                  FOR

received from Telefonica on 01 JUN 2010 regarding the

 acquisition of the shares held by Companies of the

Portugal Telecom Group in Brasilcel, N.V., under the

terms and at the price of the current offer or at a

higher price presented

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POSCO

  TICKER:                  PKX                 CUSIP:   693483109

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF BALANCE SHEET (STATEMENTS          ISSUER            YES             FOR               AGAINST

OF FINANCIAL POSITION), STATEMENTS OF INCOME, AND

STATEMENTS OF APPROPRIATION OF RETAINED EARNINGS FOR

THE 42ND FISCAL YEAR

PROPOSAL #02: PARTIAL AMENDMENTS TO ARTICLES OF                 ISSUER            YES             FOR               AGAINST

INCORPORATION

PROPOSAL #3A: ELECTION OF DIRECTOR: PARK, HAN-YONG             ISSUER            YES             FOR               AGAINST

PROPOSAL #3B: ELECTION OF DIRECTOR: OH, CHANG-KWAN             ISSUER            YES             FOR               AGAINST

PROPOSAL #3C: ELECTION OF DIRECTOR: KIM, JIN-IL                  ISSUER            YES             FOR               AGAINST

PROPOSAL #04: APPROVAL OF LIMITS OF THE TOTAL                     ISSUER            YES             FOR               AGAINST

REMUNERATION FOR DIRECTORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POTASH CORP SASK INC

  TICKER:                  N/A                 CUSIP:   73755L107

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Mr. C.M. Burley as a Board        ISSUER            YES             FOR                  FOR

 of Director for 2010

PROPOSAL #1.2: Election of Mr. W.J. Doyle as a Board         ISSUER            YES             FOR                  FOR

of Director for 2010

PROPOSAL #1.3: Election of Mr. J.W. Estey as a Board         ISSUER            YES             FOR                  FOR

of Director for 2010

PROPOSAL #1.4: Election of Mr. C.S. Hoffman as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.5: Election of Mr. D.J. Howe as a Board          ISSUER            YES             FOR                  FOR

of Director for 2010

PROPOSAL #1.6: Election of Ms. A.D. Laberge as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.7: Election of Mr. K.G. Martell as a                ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.8: Election of Mr. J.J. McCaig as a Board        ISSUER            YES             FOR                  FOR

 of Director for 2010

PROPOSAL #1.9: Election of Ms. M. Mogford as a Board         ISSUER            YES             FOR                  FOR

of Director for 2010

PROPOSAL #1.10: Election of Mr. P.J. Schoenhals as a         ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.11: Election of Mr. E.R. Stromberg as a          ISSUER            YES             FOR                  FOR

Board of Director for 2010

PROPOSAL #1.12: Election of Ms. E. Viyella de Paliza         ISSUER            YES             FOR                  FOR

as a Board of Director for 2010

PROPOSAL #2: Appoint Deloitte & Touche LLP as the              ISSUER            YES             FOR                  FOR

Auditors of the Corporation for 2010

PROPOSAL #3: Authorize the Corporation to implement a        ISSUER            YES             FOR                  FOR

 new performance option plan as specified

PROPOSAL #4: Approve to accept the Corporation's                ISSUER            YES             FOR                  FOR

approach to executive compensation, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POU CHEN CORP

  TICKER:                  N/A                 CUSIP:   Y70786101

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations and                 ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of acquisition or disposal         ISSUER             NO              N/A                  N/A

of assets

PROPOSAL #A.5: The indirect investment in people's            ISSUER             NO              N/A                  N/A

republic of China

PROPOSAL #A.6: The revision to the rules of the Board        ISSUER             NO              N/A                  N/A

 meeting

PROPOSAL #A.7: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 1.5 per  share; proposed

stock dividend: 20 shares for 1,000 shares held

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.7.1: Election of C.C. Tsai [shareholder          ISSUER            YES             FOR                  FOR

no 2] as a Director

PROPOSAL #B.7.2: Election of N.F. Tsai (David)                   ISSUER            YES             FOR                  FOR

[shareholder no 7] as a Director

PROPOSAL #B.7.3: Election of Lai Chia Investments              ISSUER            YES             FOR                  FOR

Co., Ltd./Tai Yu Kuo [shareholder no 55639] as a

PROPOSAL #B.7.4: Election of PC Brothers                              ISSUER            YES             FOR                  FOR

Corporation./Lu Min Chan [shareholder no 11] as a

Director

PROPOSAL #B.7.5: Election of Chang Ming Investments          ISSUER            YES             FOR                  FOR

Co., Ltd./Sung Yen Kung [shareholder no 65992] as a

Director

PROPOSAL #B.7.6: Election of Sheachang Enterprise              ISSUER            YES             FOR                  FOR

Corp. / Yuan Lang Lin [shareholder no 31497] as a

Supervisor

PROPOSAL #B.7.7: Election of Evergreen Investments            ISSUER            YES             FOR                  FOR

Co., Ltd. / unn-Chiou Chiang [shareholder no 65988]

as a Supervisor

PROPOSAL #B.8: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors and representatives from  participation in

competitive business

PROPOSAL #B.9: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWER CORP CDA

  TICKER:                  N/A                 CUSIP:   739239101

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Mr. Pierre Beaudoin as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.2: Election of Mr. Laurent Dassault as a         ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.3: Election of Mr. Andre Desmarais as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.4: Election of the Hon. Paul Desmarais as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #1.5: Election of Mr. Paul Desmarais, Jr. as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #1.6: Election of Mr. Guy Fortin as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Mr. Anthony R. Graham as a        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #1.8: Election of Mr. Robert Gratton as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.9: Election of Mr. Isabelle Marcoux as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of the Rt. Hon. Donald F.            ISSUER            YES         AGAINST           AGAINST

Mazankowski as a Director

PROPOSAL #1.11: Election of Mr. Raymond L. McFeetors         ISSUER            YES         AGAINST           AGAINST

as a Director

PROPOSAL #1.12: Election of Mr. Jerry E.A. Nickerson         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #1.13: Election of Mr. James R. Nininger as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #1.14: Election of Mr. R. Jeffrey Orr as a          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.15: Election of Mr. Robert Parizeau as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.16: Election of Mr. Michel Plessis-Belair        ISSUER            YES         AGAINST           AGAINST

 as a Director

PROPOSAL #1.17: Election of Mr. John A. Rae as a                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.18: Election of Mr. Henri-Paul Rousseau          ISSUER            YES         AGAINST           AGAINST

as a Director

PROPOSAL #1.19: Election of Mr. Emoke J.E. Szathmary         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #2.: Appointment of Deloitte & Touche LLP as        ISSUER            YES             FOR                  FOR

 the Auditors

PROPOSAL #3.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS        ISSUER            YES         AGAINST               FOR

 PROPOSAL No. 1 Approve to set out in Schedule A to

the accompanying management proxy circular

PROPOSAL #4.: PLEASE NOTE THAT THIS IS A SHAREHOLDERS        ISSUER            YES         ABSTAIN           AGAINST

 PROPOSAL No. 2 Approve to set out in Schedule A to

the accompanying management proxy circular

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWER FINANCE CORPORATION LTD, NEW DELHI

  TICKER:                  N/A                 CUSIP:   Y7082R109

  MEETING DATE:      9/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and profit and loss account

for the FYE on that date along with report of the

Board of Directors and Auditors thereon

PROPOSAL #2.: Approve to confirm interim dividend and        ISSUER            YES             FOR                  FOR

 declare a final dividend for the year 2008-2009

PROPOSAL #3.: Re-appoint Shri M.K. Goel as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Approve to fix the remuneration of the         ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWER FINL CORP

  TICKER:                  N/A                 CUSIP:   73927C100

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Amend the Articles of the Corporation         ISSUER            YES             FOR                  FOR

to increase the maximum number of Directors from 18

to 20

PROPOSAL #2.1: Election of J. Brian Aune as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Election of Marc A. Bibeau as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Election of Andre Desmarais as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.4: Election of The Hon. Paul Desmarais as        ISSUER            YES         AGAINST           AGAINST

 a Director

PROPOSAL #2.5: Election of Paul Desmarais, Jr. as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.6: Election of Gerald Frere as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.7: Election of Anthony R. Graham as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.8: Election of Robert Gratton as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.9: Election of V. Peter Harder as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.10: Election of The Rt. Hon. Donald F.            ISSUER            YES             FOR                  FOR

Mazankowski as a Director

PROPOSAL #2.11: Election of Raymond L. McFeetors as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.12: Election of Jerry E.A. Nickerson as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.13: Election of R. Jeffrey Orr as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.14: Election of Michel Plessis-Belair as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #2.15: Election of Henri-Paul Rousseau as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.16: Election of Louise Roy as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Election of Raymond Royer as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.18: Election of Amaury de Seze as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.19: Election of Emoke J.E. Szathmary as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3: Appointment of Deloitte & Touche LLP as         ISSUER            YES             FOR                  FOR

the Auditors

PROPOSAL #0: To Receive the consolidated financial            ISSUER             NO              N/A                  N/A

statements for the YE 31 DEC 2009 and the Auditors'

report thereon

PROPOSAL #4: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES         AGAINST               FOR

PROPOSAL: Adopt the policy that would limit the

number of Board and Committee interlocks among

related companies and disclose to shareholders how

the company is taking steps to ensure that two thirds

 of the Board is independent as promoted by

PROPOSAL #0: Transact such other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWER GRID CORP OF INDIA LTD, GURGAON

  TICKER:                  N/A                 CUSIP:   Y7028N105

  MEETING DATE:      8/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.I: Approve, pursuant to Section 17 of          ISSUER            YES             FOR                  FOR

the Companies Act, 1956, to alter the Objects Clause

III B of the Memorandum of Association of the Company

 by the specified amendment of sub-clause 8

PROPOSAL #S.1II: Amend, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 31 of the Companies Act, 1956 and other

provisions, if any, as may be applicable, the

Articles 29A, 29, sub-clause(a) of Article 34, sub-

clause(b) of Article 34, sub-clause(iii) and (v) of

Article 35, sub-clause(g) of Article 45 of the

Articles of Association as specified and by inserting

 the new sub-clause(p) in Article 45, as specified

PROPOSAL #2.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 293(1)(a) and other applicable provisions, if

 any, of the Companies Act, 1956, to transfer the

ownership, physical possession control of 400 KV

single circuit tie line [1 no.] between Neyveli TS-II

 Expansion and Neyveli TS-II Switchyards from

Powergrid to Neyveli Lignite Corporation Ltd [NLC],

along with spares and related documents; authorize

the Chairman and Managing Director [CMD] to approve

any subsequent variations that may be warranted

during execution of the same; to agree the date of

transfer of 400 KV single circuit tie line [1 no]

between Neyveli TS-II Expansion and Neyveli TS-II

Switchyards from Powergrid to NLC with effect from 01

 SEP 2008 subject to compliance of payment terms;

authorize the CMD or Director [Finance] or their

authorized representative(s) to complete legal and

other formalities and to sign Memorandum of Agreement

 [MoA], all necessary documents , deeds, declarations

 etc, as may be necessary in connection with transfer

 of 1 no. 400 KV single circuit tie line between

Neyveli TS-II expansion and Neyveli TS-II Switchyards

 from Powergrid to NLC; authorize the Company

Secretary to do all such acts, deeds and things that

may be necessary, proper, expedient or incidental for

 the purpose of giving effect to the aforesaid

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWER GRID CORP OF INDIA LTD, GURGAON

  TICKER:                  N/A                 CUSIP:   Y7028N105

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and profit and loss account

for the FYE on that date together with report of the

Board of Directors and the Auditors thereon

PROPOSAL #2.: Approve the payment of interim dividend        ISSUER            YES             FOR                  FOR

 and declare a final dividend for the FY 2008-2009

PROPOSAL #3.: Re-appoint Dr. A.S. Narag as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri Anil K. Agarwal as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri F.A. Vandervala as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Shri S.C. Tripathi as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Approve to fix the remuneration of the         ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWER GRID CORP OF INDIA LTD, GURGAON

  TICKER:                  N/A                 CUSIP:   Y7028N105

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors of the        ISSUER            YES         AGAINST           AGAINST

 Company, in supersession of resolution passed for

enhancing the borrowing powers from INR 25,000 crore

to INR 50,000 crore approval of which was obtained by

 the shareholders of the Company through postal

ballot and pursuant to section 293(1) (D) and other

applicable provisions, if any, of the Companies Act,

1956 and the Articles of Association of the Company,

for borrowing, whether by way of Term Loan/Equipment

Finance/ cash credit facilities or the like from time

 to time any sum of money at its discretion from

National/international Financial institutions/Banks

or from Public/Bodies corporate or from government

body/Corporation or Govt. of India or CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWER GRID CORP OF INDIA LTD, GURGAON

  TICKER:                  N/A                 CUSIP:   Y7028N105

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Company, pursuant to the          ISSUER            YES             FOR                  FOR

provisions of Section 293[1][a], Section 192A read

with the Companies [passing of the Resolution by

Postal Ballot] Rules, 2001 and other applicable

provisions, if any, of the Companies Act, 1956,

consents, permission as may be necessary for the

concerned Government / Statutory Authorities and

subject to such terms and conditions as may be

imposed by them, to the transfer of ownership,

physical possession and control by way of sale or

otherwise dispose off, movable assets of

approximately INR 184.78 crores as on 31 MAR 2009

relating to Regional Load Despatch Centers & National

 Load Despatch Centre and related documents, if any,

from Power Grid Corporation of India Limited to Power

 System Operation Corporation Limited; the effective

date of transfer of these assets will be 01 APR 2010

and the said transfer, based on the above approval

will be made after updation of the book value of the

assets to be transferred to 31 MAR 2010; authorize

the CMD or Director [Finance] or their authorized

representative[s], to do and perform all such acts,

matters, deeds and things, as may be necessary,

without further referring to the members of the

Company, including update the book value of the

assets to be transferred, finalizing the terms and

conditions, methods and modes in respect thereof, to

complete legal and other formalities, determining the

 exact effective date of transfer, if need to be

changed, and finalizing and executing necessary

documents including agreements, deed of sale

/conveyance/assignment and other documents, under the

 common seal of the Company, if required, as may be

necessary or expedient including the power to

delegate, to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWERCHIP SEMICONDUCTOR CORP

  TICKER:                  N/A                 CUSIP:   Y70810109

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of deficit which exceeds            ISSUER             NO              N/A                  N/A

half of paid-in capital

PROPOSAL #A.4: The status of capital injection by              ISSUER             NO              N/A                  N/A

issuing new shares or global depositary receipt

PROPOSAL #A.5: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.6: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board meeting

PROPOSAL #A.7: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 Business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve the proposal of capital                   ISSUER            YES             FOR                  FOR

reduction to offset deficit

PROPOSAL #B.5: Approve the issuance of new shares to         ISSUER            YES             FOR                  FOR

participate the global depositary receipt (GDR)

issuance or the local rights issue

PROPOSAL #B.6: Approve the issuance of securities via        ISSUER            YES             FOR                  FOR

 private placement

PROPOSAL #B.7: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.8: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.9: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  POWSZECHNY ZAKLAD UBEZPIECZEN SA

  TICKER:                  N/A                 CUSIP:   X6919T107

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the OGM                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Election of the Chairman of the OGM               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve to confirm the legality of                ISSUER            YES             FOR                  FOR

convening the OGM and its capacity to adopt

PROPOSAL #4.: Approve to accept the agenda                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the financial statement of the         ISSUER            YES             FOR                  FOR

Company for 2009

PROPOSAL #6.: Approve the Management Board's report          ISSUER            YES             FOR                  FOR

on the activity of the Company for 2009

PROPOSAL #7.: Approve the Supervisory Board's report         ISSUER            YES             FOR                  FOR

on evaluation of the financial statement of the

Company for 2009, the Management Board's report on

the activity of the Company for 2009 and the

Management Board's motion on allocation of profits

PROPOSAL #8.: Approve the Supervisory Board's report         ISSUER            YES             FOR                  FOR

on its activity in 2009, including assessment of the

Supervisory Board's activity and brief evaluation of

the Company's standing, together with assessment of

an internal control system and risk management system

PROPOSAL #9.: Approve the financial statement of the         ISSUER            YES             FOR                  FOR

Company for 2009

PROPOSAL #10.: Approve the Management Board's report         ISSUER            YES             FOR                  FOR

on the activity of the Company for 2009

PROPOSAL #11.: Approve the vote of acceptance to the         ISSUER            YES             FOR                  FOR

Management Board for 2009

PROPOSAL #12.: Approve the vote of acceptance to the         ISSUER            YES             FOR                  FOR

Supervisory Board for 2009

PROPOSAL #13.: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statement of the capital group for 2009 which stands

in conformity with the International Financial

Accountancy Standards

PROPOSAL #14.: Approve the Management Board's report         ISSUER            YES             FOR                  FOR

on the activity of the capital group for 2009

PROPOSAL #15.: Adopt a resolution on allocation of            ISSUER            YES             FOR                  FOR

profits for 2009 and on cash dividend payment

PROPOSAL #16.: Adopt a resolution on changes in the          ISSUER            YES             FOR                  FOR

Company's statute

PROPOSAL #17.: Adopt a resolution on determination of        ISSUER            YES             FOR                  FOR

 the number of the Supervisory Board Members

PROPOSAL #18.: Adopt a resolution on changes in the          ISSUER            YES             FOR                  FOR

composition of the Supervisory Board

PROPOSAL #19.: Adopt a resolution on changes in                 ISSUER            YES             FOR                  FOR

remuneration policy of the Supervisory Board

PROPOSAL #20.: Adopt a resolution on cancellation of         ISSUER            YES             FOR                  FOR

the resolution no. 4/2008 adopted by the GMS from 15

OCT 2008 concerning remuneration policy of the

Management Board and of the resolution no. 6/2010

adopted by the GMS from 16 MAR 2010 concerning

changes in the resolution no. 4/2008 adopted by the

GMS from 15 OCT 2008 concerning remuneration policy

of the Management Board

PROPOSAL #21.: Closing of the OGM                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PPG INDUSTRIES, INC.

  TICKER:                  PPG                 CUSIP:   693506107

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES G. BERGES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VICTORIA F. HAYNES                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARTIN H. RICHENHAGEN                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: THE ENDORSEMENT OF DELOITTE & TOUCHE LLP        ISSUER            YES             FOR                  FOR

 AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 FOR 2010

PROPOSAL #3: SHAREHOLDER PROPOSAL REQUESTING A REPORT   SHAREHOLDER        YES         ABSTAIN           AGAINST

 ABOUT OUR COMMUNITY ENVIRONMENTAL ACCOUNTABILITY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PPL CORPORATION

  TICKER:                  PPL                 CUSIP:   69351T106

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STUART E. GRAHAM                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STUART HEYDT                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CRAIG A. ROGERSON                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: COMPANY PROPOSAL TO AMEND THE COMPANY'S        ISSUER            YES             FOR                  FOR

 BYLAWS TO ELIMINATE CLASSIFICATION OF TERMS OF THE

BOARD OF DIRECTORS

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #04: SHAREOWNER PROPOSAL - SPECIAL                    SHAREHOLDER        YES         AGAINST               FOR

SHAREOWNER MEETINGS

PROPOSAL #05: SHAREOWNER PROPOSAL - DIRECTOR ELECTION   SHAREHOLDER        YES         AGAINST               FOR

 MAJORITY VOTE STANDARD PROPOSAL

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PPR SA, PARIS

  TICKER:                  N/A                 CUSIP:   F7440G127

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of result and          ISSUER            YES             FOR                  FOR

the distribution of the dividend

PROPOSAL #O.4: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

Articles L. 225-38 et sequence of the Code du

commerce  commercial code

PROPOSAL #O.5: Appointment of Mrs. Laurence Boone as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.6: Appointment of Mrs. Yseulys Costes as         ISSUER            YES             FOR                  FOR

a Director for a 4 year period

PROPOSAL #O.7: Appointment of Mrs. Caroline Puel as a        ISSUER            YES             FOR                  FOR

 Director for a 4 year period

PROPOSAL #O.8: Approve the Board of Directors' fees           ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve the renewal of an Auditor's            ISSUER            YES             FOR                  FOR

mandate

PROPOSAL #O.10: Appointment of The Firm KPMG Audit as        ISSUER            YES             FOR                  FOR

 an Assistant Auditor

PROPOSAL #O.11: Grant authority to operate using                ISSUER            YES         AGAINST           AGAINST

Company shares

PROPOSAL #E.12: Grant powers to issue, without any            ISSUER            YES         AGAINST           AGAINST

preferential subscription right and as part of a

public offer, shares and/ or any tangible assets

granting access, immediately and/ or at term, to

capital securities and/or tangible assets, entitling

allocation of debt securities

PROPOSAL #E.13: Grant to decide to increase capital          ISSUER            YES         AGAINST           AGAINST

stock by issuing, without any preferential

subscription right and as part of an offer as

specified in Article L. 411-2.II of the Code

Monetaire et Financier  Monetary and Financial Code ,

 especially to qualified investors, shares and/or any

 tangible assets granting access to the Company's

capital stock and/or issue of assets entitling

allocation of debt securities

PROPOSAL #E.14: Grant authority to set the price for         ISSUER            YES         AGAINST           AGAINST

issue of shares and/or tangible assets granting

access to capital stock according to certain

procedures, up to a ceiling of 10% of capital stock

per year, to increase capital stock by issuing with

no preferential subscription right shares

PROPOSAL #E.15: Grant authority to increase the                 ISSUER            YES         AGAINST           AGAINST

number of shares or tangible assets to be issued in

the event of an increase in capital stock with no

preferential subscription right

PROPOSAL #E.16: Grant authority to increase capital          ISSUER            YES             FOR                  FOR

stock by issuing, without and preferential

subscription right, shares or other assets, granting

access to capital stock reserved for current or

former employees who belong to a savings plan

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

agree share purchase or subscription options for

employed members of staff and agents within the group

 or certain categories of them

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate existing shares free of charge or issue them

 to employed members of staff and agents within the

group or certain categories of them

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue refundable share subscription and/or purchase

notes  BSAARs  to employees and agents within the

group, with no shareholders' preferential

subscription right

PROPOSAL #E.20: Amend the Article 22 of the Articles         ISSUER            YES         AGAINST           AGAINST

of Association

PROPOSAL #O.E21: Powers for formalities                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRAXAIR, INC.

  TICKER:                  PX                   CUSIP:   74005P104

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN F. ANGEL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NANCE K. DICCIANI                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD G. GALANTE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAIRE W. GARGALLI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IRA D. HALL                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND W. LEBOEUF                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LARRY D. MCVAY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WAYNE T. SMITH                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. WOOD                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

THE INDEPENDENT AUDITOR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRECISION CASTPARTS CORP.

  TICKER:                  PCP                 CUSIP:   740189105

  MEETING DATE:      8/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARK DONEGAN                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VERNON E. OECHSLE                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICK SCHMIDT                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRESIDENT CHAIN STORE CORP

  TICKER:                  N/A                 CUSIP:   Y7082T105

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the 2009                     ISSUER             NO              N/A                  N/A

business operations

PROPOSAL #A.2: Receive the 2009 audited reports                  ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Receive the report on the status of            ISSUER             NO              N/A                  N/A

joint-venture in the People's Republic of China

PROPOSAL #A.4: Receive the report on the status of            ISSUER             NO              N/A                  N/A

assets impairment

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution          ISSUER            YES             FOR                  FOR

as follows: proposed cash dividend: TWD 3.6 per share

PROPOSAL #B.3: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.4: Amend the procedures of asset                       ISSUER            YES             FOR                  FOR

acquisition or disposal

PROPOSAL #B.5: Other issues and Extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRESIDENT SECURITIES CORP

  TICKER:                  N/A                 CUSIP:   Y7083F104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: To report the 2009 audited reports               ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To report the status of buyback                   ISSUER             NO              N/A                  N/A

treasury stock

PROPOSAL #A.4: To report the capital adequacy ratio           ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

and consolidated financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.82 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings, proposed stock dividend: 40

for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve to revise the rules of                     ISSUER            YES             FOR                  FOR

shareholder meeting

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRETORIA PORTLAND CEMENT CO LTD

  TICKER:                  N/A                 CUSIP:   S63820120

  MEETING DATE:      1/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the annual financial         ISSUER            YES             FOR                  FOR

statements for the YE 30 SEP 2009, including the

Directors' report and the report of the Auditors

PROPOSAL #2.1: Appoint SG Helepi as a Director of the        ISSUER            YES             FOR                  FOR

 Company effective from 01 DEC 2009

PROPOSAL #2.2: Appoint P Stuiver as a Director of the        ISSUER            YES             FOR                  FOR

 Company effective from 01 JUN 2009

PROPOSAL #2.3: Appoint MP Malungani as a Director of         ISSUER            YES             FOR                  FOR

the Company effective from 27 FEB 2009

PROPOSAL #2.4: Appoint J.S Vilakazi as a Director of         ISSUER            YES             FOR                  FOR

the Company effective from 27 FEB 2009

PROPOSAL #3.1: Re-appoint Mr. S. Abdul Kader as a              ISSUER            YES             FOR                  FOR

Director of the Company, who is required to retire by

 rotation, as a Director of the Company

PROPOSAL #3.2: Re-appoint Ms. ZJ Kganyago, as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who is required to retire as

 a Director of the Company

PROPOSAL #3.3: Re-appoint NB Langa-Royds, as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who is required to retire as

 a Director of the Company

PROPOSAL #3.4: Re-appoint Mr. J. Shibambo, as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who is required to retire as

 a Director of the Company

PROPOSAL #4.: Approve, with effect from 01 OCT 2009          ISSUER            YES             FOR                  FOR

and in terms of Article 61 of the Company's Articles

of Association, the fees payable to the Non-Executive

 Directors be set as follows: the Chairman, an all-

inclusive fee of  ZAR 605 000 per annum,a Board

Member, ZAR 162 000 per annum; the Audit Committee

Chairman ZAR 151 000 per annum, an Audit Committee

Member, ZAR 78 000 per annum; the Remuneration

Committee Chairman, ZAR 19 000 per annum, a

Remuneration Committee Member, ZAR 59 000 per annum,

the Risk And Compliance Committee Chairman ZAR 97 000

 per annum; a Risk And Compliance Committee Member,

ZAR 49 000 per annum; other Committee Chairman, ZAR

97 000 per annum; and other Committee Member, ZAR 49

000 per annum

PROPOSAL #S.5: Approve that that the company or any          ISSUER            YES             FOR                  FOR

subsidiary of the Company may, subject to the

Companies Act, the company's Articles of Association

and the listings requirements of the JSE from time to

 time [listings requirements] and any other stock

exchange upon which the securities in the capital of

the Company may be quoted or listed from time to

time, repurchase securities issued by the Company;

[Authority expires until the next AGM of the company

or for 15 months from the date of the resolution,

whichever is the shorter], and may be varied by a

special resolution by any general meeting of the

Company at any time prior to the next AGM; pursuant

to the above, the following additional information,

required in terms of the listings requirements, is

submitted: it is recorded that the Company or any

subsidiary of the Company may only make a general

repurchase of the company's securities if: the

repurchase of securities is effected through the

order book operated by the JSE trading system and is

done without any prior understanding or arrangement

between the Company or the relevant subsidiary and

the counterparty and authorize the Company thereto by

 its Articles of Association, in terms of a special

resolution of the Company in general meeting,

[authority expires the next AGM or for 15 months from

 the date of the resolution, whichever period is the

shorter]; repurchases are made at a price not greater

 than 10% above the weighted average of the market

value for the securities for the 5 business days

immediately preceding the date on which the

repurchase is effected; at any point in time, the

Company or the relevant subsidiary may only appoint

one agent to effect any repurchases on the company's

behalf; the Company or the relevant subsidiary only

undertake repurchases if, after such repurchase, the

Company still complies with shareholder-spread

requirements in terms of the listings requirements;

the Company or the relevant subsidiary does not

repurchase securities during a prohibited period

defined in terms of the listings requirements, unless

 it has a repurchase programme where the dates and

quantities of securities to be traded during the

relevant period are fixed [not subject to any

variation] and full details of the programme have

been disclosed in an announcement on SENS prior to

the commencement of the prohibited period, a paid

press announcement containing full details of such

repurchases is published as soon as the Company or

subsidiary has repurchased securities constituting,

on a cumulative basis, 3 /o of the number of

securities in issue prior to the repurchases and for

each 3% , on a cumulative basis, thereafter, and the

general repurchase is limited to a maximum of 20% of

the Company's issued share capital of that class in

PROPOSAL #6.: Re-appoint Messrs Deloitte & Touche as         ISSUER            YES             FOR                  FOR

the External Auditors of the company as recommended

by the Audit Committee, to hold office from the

conclusion of the 114th AGM until the conclusion of

the next AGM of the Company; Mr. M John Jarvis [IRBA

No 342297] from the mentioned firm of Auditors will

undertake the audit

PROPOSAL #7.: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of the External Auditors, Messrs

Deloitte & Touche, for the past year's audit

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRICELINE.COM INCORPORATED

  TICKER:                  PCLN               CUSIP:   741503403

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JEFFERY H. BOYD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH M. BAHNA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOWARD W. BARKER, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAN L. DOCTER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY E. EPSTEIN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES M. GUYETTE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NANCY B. PERETSMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CRAIG W. RYDIN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO RATIFY THE SELECTION OF DELOITTE &            ISSUER            YES             FOR                  FOR

TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR OUR FISCAL YEAR

ENDING DECEMBER 31, 2010.      THE BOARD OF DIRECTORS

 RECOMMENDS TO           VOTE AGAINST PROPOSAL 3

PROPOSAL #3: TO CONSIDER AND VOTE UPON A STOCKHOLDER    SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL CONCERNING SPECIAL STOCKHOLDER MEETINGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRIDE INTERNATIONAL, INC.

  TICKER:                  PDE                 CUSIP:   74153Q102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID A.B. BROWN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH M. BURKE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARCHIE W. DUNHAM                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID A. HAGER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANCIS S. KALMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH D. MCBRIDE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT G. PHILLIPS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LOUIS A. RASPINO                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE AMENDMENT TO THE                   ISSUER            YES             FOR                  FOR

COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE

THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR

ISSUANCE UNDER THE PLAN BY 900,000 SHARES.

PROPOSAL #03: APPROVAL OF THE AMENDMENT AND                        ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE COMPANY'S 2007 LONG-TERM INCENTIVE

 PLAN.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRINCIPAL FINANCIAL GROUP, INC.

  TICKER:                  PFG                 CUSIP:   74251V102

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL T. DAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: C. DANIEL GELATT         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: SANDRA L. HELTON         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: LARRY D. ZIMPLEMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE 2010 STOCK INCENTIVE PLAN                  ISSUER            YES             FOR                  FOR

PROPOSAL #03: RATIFICATION OF INDEPENDENT AUDITORS             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROGRESS ENERGY, INC.

  TICKER:                  PGN                 CUSIP:   743263105

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: J. BAKER                       ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: J. BOSTIC                      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: H. DELOACH                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: J. HYLER                       ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: W. JOHNSON                    ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: R. JONES                       ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: W. JONES                       ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: M. MARTINEZ                  ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: E. MCKEE                       ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: J. MULLIN                      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: C. PRYOR                       ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: C. SALADRIGAS               ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: T. STONE                       ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: A. TOLLISON                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS PROGRESS ENERGY, INC.'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #03: ADOPTION OF A HOLD-INTO-RETIREMENT           SHAREHOLDER        YES         AGAINST               FOR

POLICY FOR EQUITY AWARDS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROLOGIS

  TICKER:                  PLD                 CUSIP:   743410102

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN L. FEINBERG                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE L. FOTIADES                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTINE N. GARVEY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWRENCE V. JACKSON                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD P. JACOBS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IRVING F. LYONS III                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER C. RAKOWICH                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. MICHAEL STEUERT                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. ANDRE TEIXEIRA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREA M. ZULBERTI                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE AND ADOPT AN AMENDMENT TO THE          ISSUER            YES             FOR                  FOR

PROLOGIS 2006 LONG-TERM INCENTIVE PLAN - INCREASE

AUTHORIZED SHARES AND CERTAIN INDIVIDUAL GRANT LIMITS

PROPOSAL #03: APPROVE AND ADOPT AMENDMENTS TO CERTAIN        ISSUER            YES             FOR                  FOR

 PROLOGIS EQUITY INCENTIVE PLANS - ALLOW FOR A ONE-

TIME SHARE OPTION EXCHANGE PROGRAM FOR EMPLOYEES,

OTHER THAN NAMED EXECUTIVE OFFICERS AND TRUSTEES

PROPOSAL #04: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROMISE CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J64083108

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Merger with Asahi Enterprise            ISSUER            YES             FOR                  FOR

Co., Ltd. and SANYO SHINPAN FINANCE CO., LTD.

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROPERTY & BUILDING CORP LTD, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M8175G102

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to continue the financing of            ISSUER            YES             FOR                  FOR

the development and construction of residential and

commercial real estate projects in Las Vegas owned by

 3 US corporations and in which the Company first

invested in 2005 by means of IDB Group US Investments

 Inc., a Company jointly owned by the Company and by

IDB Development Corp. Ltd. (the indirect controlling

shareholder of the Company)

PROPOSAL #2.: Approve the financial statements and            ISSUER            YES         ABSTAIN           AGAINST

Directors report for the year 2008

PROPOSAL #3.1: Re-appoint Rafi Bisker as an                        ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.2: Re-appoint Ami Arel as an Officiating         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.3: Re-appoint Nochi Dankner as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.4: Re-appoint Rona Dankner as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.5: Re-appoint Eli Cohen as an Officiating        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #3.6: Re-appoint Zev Livnat as an                          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.7: Re-appoint Itzhak Manor as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.8: Re-appoint Gabriel Picker as an                   ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.9: Re-appoint Mark Shimmel as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #4.: Re-appoint the Accountant-Auditors for         ISSUER            YES             FOR                  FOR

the year 2008 and authorize the Board to fix their

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROPERTY & BUILDING CORP LTD, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M8175G102

  MEETING DATE:      12/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a transaction with Rock Real            ISSUER            YES             FOR                  FOR

Estate Partners Ltd, by which Rock Real will promote

and propose to the Company real estate purchase

outside of Israel, will assist the Company in

negotiations and in receipt of finance and will

accompany each project until completion and will

assist in finding sale opportunities, in

consideration the Company will pay Real Rock 12% of

the ensuing sale profit; up to the time of sale of

any Project, after the Company has recouped it

investment plus 2% annual interest out of the income,

 the Company will pay Real Rock 12% of the profit

from income [payments out of income will be deducted

from the amount due to Real Rock on sale]; Rock Real

is a Company that is owned by a trust the

beneficiaries of which are the family of Mr. Yaakov

Shimmel, the brother of Mr. Mark Shimmel who is a

member of the Board of Directors of the Company and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROPERTY & BUILDING CORP LTD, TEL AVIV-JAFFA

  TICKER:                  N/A                 CUSIP:   M8175G102

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the bonus in the amount of ILS          ISSUER            YES             FOR                  FOR

900,000 to the Chairman Mr. Rafi Bisker, who is also

a Director of Koor Industries Ltd., by a US Company

which is jointly owned by the Company and by Koor in

equal shares, which owns the HSBC headquarters

building in Fifth Avenue NY, in respect of the part

played by Mr. Bisker in the purchase of the building;

 the bonus will be paid by the Company and by Koor in

 equal shares (ILS 450,000 each)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROTECTIVE LIFE CORPORATION

  TICKER:                  PL                   CUSIP:   743674103

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JAMES S.M. FRENCH                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS L. HAMBY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN D. JOHNS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VANESSA LEONARD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES D. MCCRARY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN J. MCMAHON, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HANS H. MILLER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MALCOLM PORTERA                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. DOWD RITTER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM A. TERRY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W MICHAEL WARREN, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VANESSA WILSON                                     ISSUER            YES             FOR                  FOR

PROPOSAL #2: PROPOSAL TO RATIFY THE APPOINTMENT OF            ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT ACCOUNTANTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROTON HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y7115F106

  MEETING DATE:      8/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Tuan Haji Abdul Kadir Bin Md         ISSUER            YES             FOR                  FOR

Kassim as a Director, who retires in accordance with

Article 104 of the Company's Articles of Association

PROPOSAL #2.: Elect Dato' Michael Lim Heen Peok as a         ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 104

of the Company's Articles of Association

PROPOSAL #3.: Elect Dato' Mohd Nadzmi Bin Mohd Salleh        ISSUER            YES             FOR                  FOR

 as a Director, who retires in accordance with

Article 111 of the Company's Articles of Association

PROPOSAL #4.: Elect Encik Oh Kim Sun as a Director,          ISSUER            YES             FOR                  FOR

who retires in accordance with Article 111 of the

Company's Articles of Association

PROPOSAL #5.: Approve the Directors' fees for the YE         ISSUER            YES             FOR                  FOR

31 MAR 2009

PROPOSAL #6.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the Company

 and authorize the Directors to fix their remuneration

PROPOSAL #7.: Transact any other ordinary business             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PROVIDENT FINANCIAL PLC, BRADFORD

  TICKER:                  N/A                 CUSIP:   G72783171

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors and Auditors                 ISSUER            YES             FOR                  FOR

reports and the audited financial statements of the

Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Declare a final dividend of 38.1p per            ISSUER            YES             FOR                  FOR

share on the ordinary shares of 20 8/11p each in

respect of the YE 31 DEC 2009 and paid on 21 JUN 2010

 to the holders of such ordinary shares on the

register of members of the Company at the close of

the business on 14 MAY 2010

PROPOSAL #4: Re-appoint John Van Kuffeler as a                   ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5: Re-appoint Peter Crook as a Director of         ISSUER            YES         AGAINST           AGAINST

the Company

PROPOSAL #6: Re-appoint Robert Hough as a Director of        ISSUER            YES         AGAINST           AGAINST

 the Company

PROPOSAL #7: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditor of the Company

PROPOSAL #8: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 Auditors remuneration

PROPOSAL #9: Authorize the Company and all Companies         ISSUER            YES             FOR                  FOR

that are its subsidiaries at any time during such

period to: a) make political donations to political

parties and/or independent election candidates; b)

make political donations to political organizations

other than political parties; and c) incur political

expenditure; up to an aggregate total amount of GBP

50,000, with the amount authorized for each of heads

 a  to  c  above being limited to the same total; any

 such amounts may comprise sums paid or incurred in

one or more currencies; any sum paid or incurred in a

 currency other than sterling shall be converted into

 sterling at such a rate as the Board may decide is

appropriate; terms used in this resolution have,

where applicable, the meetings they have in part 14

of the Companies Act 2006 on control of political

donations and expenditure;  Authority expires the

earlier of the conclusion of the Company next AGM or

PROPOSAL #10: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 pursuant to section 551 of the Companies act 2006,

to allot shares in the Company and to grant rights to

 subscribe for or to convert any security into such

shares  Allotment Rights , but so that: a) the

maximum amount of shares that may be allotted or made

 the subject of allotment rights under this authority

 are shares with an aggregate nominal value of GBP

9,194,066;  Authority expires the earlier of the

conclusion of the next AGM of the Company or 04 MAY

2011, ; and the Directors may allot equity securities

 after the expiry of this authority in pursuance of

such an offer or agreement made prior to such expiry

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006, to

 make one or more market purchases  as defined in the

 Section 693(4) of the Companies Act 2006  of its own

 ordinary shares of 20 8/11p each ordinary shares ,

such power to be limited: a)to a maximum aggregate

number of 13,441,617 ordinary shares; and b) by the

condition that the minimum price which may be paid

for an ordinary share is the nominal value of that

share and that the maximum price which may be paid

for an ordinary share is the highest of:  i  an

amount equal to 5% above the average market value of

an ordinary share, based on the London Stock Exchange

 Daily Official List, for the 5 business days

immediately preceding the day on which that ordinary

share is contracted to be purchased; Contd..

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities  as defined in the Companies Act

2006  for cash pursuant to the authority conferred by

 Resolution 10, as set out in the notice of this

meeting, and to sell ordinary shares held by the

Company as treasury shares for cash as if section 561

 of the Companies Act 2006 did not apply to such

allotment or sale, such power to be limited: a) to

the allotment of equity securities and sale of

treasury shares for cash in connection with an offer

of , or an invitation to apply for, equity securities

  whether by way of rights issue, open offer or

otherwise :  i  to ordinary shareholders in

proportion  as nearly as may be practicable  to their

 existing holdings; and  ii  to holders of other

equity securities, as required by the rights of those

 securities or, as the Board otherwise considers it

PROPOSAL #S.13: Adopt the regulations produced to the        ISSUER            YES             FOR                  FOR

 meeting and as specified the new Articles of

Association of the Company in substitution for, and

to the exclusion of  i  the existing Articles of

Association and  ii  all provisions of the Company's

Memorandum of Association as at 30 SEP 2009 treated

by Section 28 of the Companies Act 2006 as including

in the existing Articles of Association

PROPOSAL #S.14: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL FINANCIAL, INC.

  TICKER:                  PRU                 CUSIP:   744320102

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: THOMAS J.                     ISSUER            YES             FOR                  FOR

BALTIMORE, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: GORDON M. BETHUNE        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GASTON CAPERTON           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GILBERT F.                   ISSUER            YES             FOR                  FOR

CASELLAS

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES G. CULLEN           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM H. GRAY          ISSUER            YES             FOR                  FOR

III

PROPOSAL #1G: ELECTION OF DIRECTOR: MARK B. GRIER               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JON F. HANSON               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CONSTANCE J.                ISSUER            YES             FOR                  FOR

HORNER

PROPOSAL #1J: ELECTION OF DIRECTOR: KARL J. KRAPEK             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: CHRISTINE A. POON        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN R. STRANGFELD      ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: JAMES A. UNRUH             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: ADVISORY VOTE ON COMPENSATION POLICIES.        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009 with the

related Auditor's report

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3.: Re-elect Mr. M W O Garrett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mrs. B A Macaskill as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Re-elect Mr. C P Manning as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. B L Stowe as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election of Mr. N A Nicandrou as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8.: Election of Mr. R A Devey as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-appoint KPMG Audit Plc as the                   ISSUER            YES             FOR                  FOR

Company's Auditor until the conclusion of the next

general meeting at which the Company's accounts are

laid

PROPOSAL #10.: Authorize the Directors to determine          ISSUER            YES             FOR                  FOR

the amount of the Auditor's remuneration

PROPOSAL #11.: Approve to declare a final dividend of        ISSUER            YES             FOR                  FOR

 13.56 pence per ordinary share of the Company for

the YE 31 DEC 2009, which shall be payable on 27 MAY

2010 to shareholders who are on the register of

members at the close of business on 09 APR 2010

PROPOSAL #12.: Authorize the Company and all                       ISSUER            YES             FOR                  FOR

Companies that are its subsidiaries at any time

during the period for which the resolution is

effective for the purposes of Section 366 and 367 of

the Companies Act 2006 [2006 Act] to make donations

to political organizations other than political

parties and to incur political expenditure [as such

terms are defined in Section 363 to 365 of the 2006

Act] up to a maximum aggregate sum of GBP 50,000 as

follows: [Authority expires at the earlier of 30 JUN

2011 or the conclusion of the AGM to be held in

2011]; and the Company may enter into a contract or

undertaking under this authority prior to its expiry,

 which contract or undertaking may be performed

wholly or partly after such expiry, and may make

donations to political organizations and incur

political expenditure in pursuance of such contracts

or undertakings as if the said authority had not

PROPOSAL #13.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and for that period and purpose the

Section 551 amount in respect of the Company's equity

 securities shall be GBP 42,236,000; and renewal of

authority to allot ordinary shares for rights issues

PROPOSAL #14.: Authorize the Directors, without                 ISSUER            YES             FOR                  FOR

prejudice to any other authority conferred on the

Directors by or pursuant to Article 14 of the

Company's Articles of Association, by Article 14 of

the Company's Articles of Association to allot

generally and unconditionally relevant securities be

renewed in respect of equity securities [as defined

in Section 560[1] of the 2006 Act] allotted in

connection with an offer by way of a rights issue:

[i] to ordinary shareholders in proportion [as nearly

 as may be practicable] to their existing holdings;

and [ii] to holders of other equity securities as

required by the rights of those securities or as the

Board otherwise considers necessary for a period

expiring; [Authority expires at the earlier of the

conclusion of the AGM of the Company held in 2011 or

30 JUN 2011]; and purpose the Section 551 amount

shall be GBP 84,473,000 [after deducing from such

limit any relevant securities allotted under

resolution 13 above] and so that the Board may impose

 any limits or restrictions and may any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

PROPOSAL #S.15: Authorize the Directors, for                       ISSUER            YES             FOR                  FOR

disapplication of pre-emption rights, equity

securities [as defined in Section 560[1] of the 2006

Act] for cash pursuant to the power conferred on the

Directors by Article 15 of the Company's Articles of

Association and/or to sell any ordinary shares held

by the Company as treasury shares for cash as if

Section 561 of that Act did not apply to such

allotment provided that: the maximum aggregate

nominal amount of equity securities that may be

allotted or sold pursuant to the authority under

Article 15[b] is GBP 6,336,000 and [Authority expires

 at the earlier of the conclusion of the AGM of the

Company held in 2011 or 30 JUN 2011]

PROPOSAL #S.16: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with Section 701 of the 2006 Act, to make one or more

 market purchases [within the meaning of Section

693[4] of the 2006 Act] of its ordinary shares of 5

pence each in the capital of the Company; such

authority to be limited: to a maximum aggregate

number of 253,440,000 ordinary shares; by the

condition that the minimum price which may be paid

for each ordinary shares is 5 pence and the maximum

price which may be paid for an ordinary shares is the

 highest of: an amount equal to 105% of the average

of the middle market quotations for an ordinary

shares as derived from the daily official list of the

 London Stock Exchange for the 5 business days

immediately preceding the day on which the share is

contracted to be purchases; and the higher of the

price of the last independent trade and the highest

current independent bid on the trading venues where

the purchase is carried out; in each case exclusive

of expenses; [Authority expires at the earlier of the

 conclusion of the AGM of the Company held in 2011 or

 30 JUN 2011]; the Company may before such expiry

make a contract or contracts to purchase ordinary

shares under the authority hereby conferred which

would or may be executed wholly or partly after the

expiry of such authority and may make a purchase of

ordinary shares in pursuance of any such contract or

contracts as if the power conferred hereby had not

expired; and all ordinary shares purchased pursuant

to said authority shall be either; cancelled

immediately upon completion of the purchase; or be

held, sold, transferred or otherwise dealt with as

treasury shares in accordance with the provisions of

PROPOSAL #S.17: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                 ISSUER            YES         AGAINST           AGAINST

proposed to be made between the Company and the

holders of Scheme shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PRUDENTIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G72899100

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, subject to the scheme of                ISSUER            YES         AGAINST           AGAINST

arrangement dated 17 MAY 2010 proposed to be made

between the Company and the scheme shareholders [as

specified in the scheme], for the purpose of giving

effect to the scheme in its original form or with or

subject to any modification, addition or condition

approved or imposed by the court; (i) the share

capital of the Company be reduced by canceling all

the scheme shares [as specified in the scheme] (ii)

forthwith and contingently on such reduction of

capital taking effect the reserve arising in the

books of account of the Company as a result of the

cancellation of the scheme shares be applied in

paying up in full at par such number of new ordinary

shares of 5 pence each as shall be equal to the

number of scheme shares cancelled at Sub-paragraph

(i) above, such new ordinary shares to be allotted

and issued credited as fully paid to prudential group

 plc [New Prudential] and/or its nominees (iii)

without prejudice and in addition to any other

authority conferred on the Directors under Section

551 of the Companies Act2006, including at the AGM of

 the Company and under Resolution 2; authorize the

Directors pursuant to and in accordance with Section

551 of the Companies Act2006 to give effect to this

resolution and accordingly to effect the allotment of

 the new ordinary shares referred to in sub-paragraph

 (ii) above, provided that (a) the maximum aggregate

nominal amount of shares which may be allotted

hereunder shall be the aggregate nominal amount of

the new ordinary shares created pursuant to sub-

paragraph (ii) above; [Authority expires on 07 JUN

2011] (iv) prior to the reduction of the capital

referred to in sub-Paragraph (i) above taking effect

authorize the Company to issue and allot two

redeemable deferred shares to New Prudential and/or

its nominees; amend the Articles of Association of

the Company by the adoption and inclusion of the

following new Article 198 as specified; approve the

proposed reduction of capital of New Prudential at

the General Meeting of New Prudential [as specified]

PROPOSAL #2.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

Resolution 1 being passed, without prejudice and in

addition to any other authority conferred on the

Directors under Section 551 of the Companies Act

2006, including at the AGM of the Company and under

Resolution 1(A)(iii), pursuant to and in accordance

with Section 551 of the Companies Act 2006 to allot

ordinary shares of 5 pence each in the Company up to

a nominal amount of GBP 14,523,140,060 in connection

with the issue of ordinary shares of 5 pence each in

the Company for the purposes of the rights issue [as

specified in circular]; [Authority expires on 07 JUN

2011], the Company may make offers and enter into

agreements during the relevant period which would or

might require shares to be allotted after the

authority ends and the Directors may allot shares

under such offers or agreements as if the authority

had not ended

PROPOSAL #3.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential group performance shares plan, the New

Prudential business unit performance plans and the

M&G executive Long Term Incentive Plan 2010 adopted

by New Prudential, the term of which are summarized

in Paragraph 4 of Part IV of the circular as specified

PROPOSAL #4.: Approve, subject to the scheme referred        ISSUER            YES         AGAINST           AGAINST

 to in Resolution 1 becoming effective, the New

Prudential UK savings-related Shares Option Scheme,

the New Prudential Irish SAYE scheme, the New

Prudential International Employees SAYE scheme, the

New Prudential International [Non-Employees] SAYE

scheme, the New Prudential Shares Incentive Plan, the

 Prudential Europe Share Participation Plan, the New

Prudential Share Option Plan and the Momentum

Retention plan adopted by New Prudential, the terms

of which are summarized in Paragraph 4 of Part IV of

the circular as specified

PROPOSAL #5.: Authorize the Directors of New                       ISSUER            YES         AGAINST           AGAINST

Prudential, subject to the scheme referred to in

Resolution 1 becoming effective of to establish

employee share schemes in addition to those mentioned

 in Resolutions 3 and 4 in this notice for the

benefit of overseas employees of New Prudential and

its subsidiaries provided that such additional

schemes operate within the equity dilution limits

applicable to the new share plans and [save to the

extent necessary or desirable to take account of

overseas tax, securities and exchange control laws]

such additional schemes do not confer upon

participants benefits which are greater than those

which could be obtained from the new shares plans and

 that, once such additional schemes have been

established, they may not be amended without the

approval of the shareholders of New Prudential if

such approval would be required to amend the

corresponding provisions of the new share plans

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT ADARO ENERGY TBK

  TICKER:                  N/A                 CUSIP:   Y7087B109

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Approve the annual report and ratify          ISSUER            YES             FOR                  FOR

the consolidated financial report of the Company for

the year 2009

PROPOSAL #A.2: Approve the profit allocation for 2009        ISSUER            YES             FOR                  FOR

PROPOSAL #A.3: Appointment of the Public Accountant           ISSUER            YES             FOR                  FOR

PROPOSAL #A.4: Approve to determine the honorarium or        ISSUER            YES             FOR                  FOR

 salary and other allowances for the Commissioners

and Directors

PROPOSAL #A.5: Receive the other report related to            ISSUER            YES         AGAINST           AGAINST

Company's activities

PROPOSAL #E.1: Approve to change the composition of          ISSUER            YES         AGAINST           AGAINST

the Board of Commissioners

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT ANEKA TAMBANG TBK

  TICKER:                  N/A                 CUSIP:   Y7116R158

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's annual report                ISSUER            YES             FOR                  FOR

regarding the Company's condition and activities

including report of Commissioners supervision in book

 year 2009 and ratify the Company's financial report

in book year 2009 and to release and discharge

(Volledig Qcquit Et De Charge) to the Directors and

Commissioners from their Managerial and supervision

in book year 2009

PROPOSAL #2: Ratify the report of partnership and              ISSUER            YES             FOR                  FOR

environment development program for book year 2009

and to release and grant discharge the Directors and

Commissioners from their managerial and supervision

in partnership and environment development program

for book year 2009

PROPOSAL #3: Approve to determine the Company's                 ISSUER            YES             FOR                  FOR

profit utilization for book year 2009

PROPOSAL #4: Approve to determine Tantiem for the              ISSUER            YES             FOR                  FOR

Directors and Commissioners for book year 2009 and

salary honorarium, facility and benefit for book year

 2010

PROPOSAL #5: Appointment of the Public Accountant for        ISSUER            YES             FOR                  FOR

 book year 2010

PROPOSAL #6: Approve to restructure the Company's              ISSUER            YES         AGAINST           AGAINST

Board of Commissioners

PROPOSAL #7: Amend the Company's Article of                        ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT ASTRA AGRO LESTARI TBK, JAKARTA

  TICKER:                  N/A                 CUSIP:   Y7116Q119

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's annual report, the        ISSUER            YES             FOR                  FOR

 ratification on Company's income statement report

for book year 2009

PROPOSAL #2: Approve the Company's profit utility               ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appointment of the Public Accountant to         ISSUER            YES             FOR                  FOR

audit the Company's books for book year 2010 and

determination honorarium and other requirement of its

 appointment

PROPOSAL #4: Approve the restructuring of the                     ISSUER            YES             FOR                  FOR

Company's Board of Directors, the salary

determination and other benefits for the Board of

Directors, and determination of honorarium and other

benefits for Board of Commissioner

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT ASTRA INTERNATIONAL TBK

  TICKER:                  N/A                 CUSIP:   Y7117N149

  MEETING DATE:      3/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the change of the Board of                 ISSUER            YES         AGAINST           AGAINST

Directors Composition

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT ASTRA INTERNATIONAL TBK

  TICKER:                  N/A                 CUSIP:   Y7117N149

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report and                          ISSUER            YES             FOR                  FOR

ratification to Company's financial report for year

2009

PROPOSAL #2: Approve the profit allocation for year          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3: Approve the changing in the composition         ISSUER            YES         AGAINST           AGAINST

of Company's Board and determine their salary,

honorarium and allowances

PROPOSAL #4: Appointment of Public Accountant for              ISSUER            YES             FOR                  FOR

year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BANK DANAMON INDONESIA TBK

  TICKER:                  N/A                 CUSIP:   Y71188190

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Company's annual report for         ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #2: Approve the profit allocation for year          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #3: Approve the implementation of new                   ISSUER            YES             FOR                  FOR

accounting standard and the implication

PROPOSAL #4: Appointment to Public Accountant for              ISSUER            YES             FOR                  FOR

year 2010

PROPOSAL #5: Approve to change the composition of              ISSUER            YES         AGAINST           AGAINST

Company's Board and Syariah Supervisory Board

PROPOSAL #6: Approve to determine the salary or                 ISSUER            YES             FOR                  FOR

honorarium for Company's Board

PROPOSAL #7: Approve the funding utilization report          ISSUER            YES             FOR                  FOR

of rights issue until 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BANK MANDIRI (PERSERO) TBK

  TICKER:                  N/A                 CUSIP:   Y7123S108

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, report on the        ISSUER            YES         ABSTAIN           AGAINST

 use of funds from public offering of Rupiah

Subordinated Debt of Bank Mandiri I for the year of

2009; ratification of financial, Board of

Commissioners report and the annual partnership and

Community development program report for the year of

2009

PROPOSAL #2: Approve the utilization of the Company's        ISSUER            YES         ABSTAIN           AGAINST

 net profit for book year 2009

PROPOSAL #3: Authorize the Board of Directors to                ISSUER            YES         ABSTAIN           AGAINST

appoint of Independent Public Accountant to Audit

Company's books for book year 2010

PROPOSAL #4: Approve the remuneration of the Board of        ISSUER            YES         ABSTAIN           AGAINST

 Directors, honorarium of the Board of Commissioners

and Tantieme for the Members of the Board of

Directors and the Board of Commissioners of the

PROPOSAL #5: Approve the Board of Commissioners to            ISSUER            YES         ABSTAIN           AGAINST

increase the issue/paid up capital

PROPOSAL #6: Approve the enhancement and increase of         ISSUER            YES         ABSTAIN           AGAINST

the pension benefits for the Members of Dana Pensiun

Bank Mandiri Satu until Dana Pensiun Bank Mandiri

PROPOSAL #7: Approve to increase its shares ownership        ISSUER            YES         ABSTAIN           AGAINST

 in Pt Axa Mandiri financial services

PROPOSAL #8: Approve change of the Board of Directors        ISSUER            YES         ABSTAIN           AGAINST

 and Commissioners

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BANK NEGARA INDONESIA (PERSERO) TBK, JAKARTA

  TICKER:                  N/A                 CUSIP:   Y74568166

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report 2009 and                 ISSUER            YES             FOR                  FOR

ratification of balance sheet and profit or loss

statement

PROPOSAL #2: Approve the 2009 profit allocation                  ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appointment of public accountant for 2010      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to determine the salary and                ISSUER            YES             FOR                  FOR

tanti for Directors, and honorarium and tantiem for

the Commissioners

PROPOSAL #5: Approve to change of Company's board               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Amend the Article of Association                      ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BANK PAN INDONESIA TBK

  TICKER:                  N/A                 CUSIP:   Y7136J285

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to revise the Article of                   ISSUER            YES         AGAINST           AGAINST

Association of the Company Paragraph 17.1 and to

change the Member Board of Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BANK PAN INDONESIA TBK

  TICKER:                  N/A                 CUSIP:   Y7136J285

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to revise the Articles of                 ISSUER            YES         AGAINST           AGAINST

Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BANK RAKYAT INDONESIA (PERSERO) TBK

  TICKER:                  N/A                 CUSIP:   Y0697U104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report, ratification         ISSUER            YES             FOR                  FOR

to financial report and Commissioner's Supervision

report for year 2009 and also funding utilization

report of public offering

PROPOSAL #2: Ratification to corporate social and              ISSUER            YES             FOR                  FOR

responsibility report for year 2009 program for book

year 2009

PROPOSAL #3: Approve the profit allocation for year          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #4: Approve to determine the amount of                 ISSUER            YES             FOR                  FOR

Salary, honorarium and tantiem for Company's Board

PROPOSAL #5: Appointment to Public Accountant for              ISSUER            YES             FOR                  FOR

year 2010 ok year 2010 and appointment of public

accountant to Audit the program of partnership and

environment development

PROPOSAL #6: Grant authority to Commissioner to                 ISSUER            YES         AGAINST           AGAINST

increase the capital related to MSOP Management Stock

 Option Program  which were decided on previous

shareholders meeting

PROPOSAL #7: Approve to change the composition of              ISSUER            YES         AGAINST           AGAINST

Company's Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BK CENT ASIA TBK

  TICKER:                  N/A                 CUSIP:   Y7123P138

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve of the Company's annual report          ISSUER            YES             FOR                  FOR

including the Company's financial statements and the

Board of Commissioners supervision report, and grant

discharge [acquit et decharge] to all members of the

Board of Director and the Board of Commissioners of

the Company for their Management and Supervision

during the FYE 31 DEC 2009

PROPOSAL #2: Approve the appropriation of the                     ISSUER            YES             FOR                  FOR

Company's profit for the FYE 31 DEC 2009

PROPOSAL #3: Approve to determine the remuneration or        ISSUER            YES             FOR                  FOR

 honorarium and other benefits for Members of the

Board of Directors and the Board of Commissioners of

the Company

PROPOSAL #4: Appointment of the registered public              ISSUER            YES             FOR                  FOR

accountant to audit the Company's books for the FYE

31 DEC 2010

PROPOSAL #5: Authorize the Board of Directors to pay         ISSUER            YES             FOR                  FOR

interim dividends for the FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BUMI RESOURCES TBK

  TICKER:                  N/A                 CUSIP:   Y7122M110

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to pledge all or part of the              ISSUER            YES         AGAINST           AGAINST

Company's asset in order to obtain loan from third

party

PROPOSAL #2: Re-appoint the Company's Board of                   ISSUER            YES         AGAINST           AGAINST

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT BUMI RESOURCES TBK

  TICKER:                  N/A                 CUSIP:   Y7122M110

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Ratify the 2009 financial statement                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the profit allocation                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint public accountant                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT INDOSAT TBK

  TICKER:                  N/A                 CUSIP:   Y7130D110

  MEETING DATE:      1/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the restructuring of the                     ISSUER            YES         AGAINST           AGAINST

Company's Board of Commissioners and/or Directors

PROPOSAL #2: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT INDOSAT TBK

  TICKER:                  N/A                 CUSIP:   Y7130D110

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report and to ratify         ISSUER            YES             FOR                  FOR

the financial statement of the company for the FYE 31

 DEC 2009 and thereby releases and grant discharge

the Board of Commissioners from their Supervisory

responsibilities and the Board of Directors from

their managerial responsibilities for FYE 31 DEC 2009

 to the extent that their actions are reflected in

the financial statements of the Company for the FYE

31 DEC 2009 on the basis that such actions do not

conflict with or violate prevailing laws and

PROPOSAL #2: Approve the allocations of net profit            ISSUER            YES             FOR                  FOR

for reserve funds, dividends and other purposes and

to determine the amount, time and manner of payment

of dividends for the FYE 31 DEC 2009

PROPOSAL #3: Approve to determine the remuneration            ISSUER            YES             FOR                  FOR

for Board of Commissioners for book year 2010

PROPOSAL #4: Appointment of independent public                   ISSUER            YES             FOR                  FOR

accountant for book YE 31 DEC 2010

PROPOSAL #5: Approve the Board of Director's                       ISSUER            YES         AGAINST           AGAINST

structure for period 2010-2015

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT INTERNATIONAL NICKEL INDONESIA INCO

  TICKER:                  N/A                 CUSIP:   Y39128148

  MEETING DATE:      3/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the Members of the            ISSUER            YES         AGAINST           AGAINST

Board of Directors of the Company

PROPOSAL #2.: Approve to change the Members of the            ISSUER            YES         AGAINST           AGAINST

Company's Board of Commissioners

PROPOSAL #3.: Approve the re-affirmation of the                 ISSUER            YES             FOR                  FOR

interim dividend declared for November 2009

PROPOSAL #4.: Approve to consider a dividend to be            ISSUER            YES             FOR                  FOR

paid out of the 2008 retained earning

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT INTERNATIONAL NICKEL INDONESIA INCO

  TICKER:                  N/A                 CUSIP:   Y39128148

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Board of Directors report            ISSUER            YES             FOR                  FOR

for the book year 2009

PROPOSAL #2: Receive the Board of Commissioners                 ISSUER            YES             FOR                  FOR

report for the book year 2009

PROPOSAL #3: Ratify the financial report for the book        ISSUER            YES             FOR                  FOR

 year 2009

PROPOSAL #4: Approve the determine on utilization of         ISSUER            YES             FOR                  FOR

Company's net profit for the book year 2009 and

consider the cash dividend distribution for the book

year 2009

PROPOSAL #5: Appointment of the Board of Commissioners      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #6: Appointment of the Board of Directors             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Appointment of remuneration of the Board        ISSUER            YES             FOR                  FOR

 of Commissioners

PROPOSAL #8: Authorize the Board of Commissioners to         ISSUER            YES             FOR                  FOR

determine salary and remuneration for the Board of

Directors

PROPOSAL #9: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

appoint the Independent Public Accountant to Audit

Company's books for book year 2010

PROPOSAL #10: Others related to the agenda                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT INTERNATIONAL NICKEL INDONESIA TBK

  TICKER:                  N/A                 CUSIP:   Y39128148

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to adjust the Articles of                 ISSUER            YES             FOR                  FOR

Association to comply with the regulation of the

Indonesian Capital Market and financial institutions

Supervisory Board No.IX.J.1

PROPOSAL #2.: Appoint the Member of the Board of                ISSUER            YES         AGAINST           AGAINST

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT PERUSAHAAN GAS NEGARA (PERSERO) TBK

  TICKER:                  N/A                 CUSIP:   Y7136Y118

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Ratify the 2009 financial statement and         ISSUER            YES             FOR                  FOR

Acquit Et De Charge to the Company's Board

PROPOSAL #3: Approve the profit allocation for year          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #4: Appointment of Public Accountant                      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve to determine remuneration for            ISSUER            YES             FOR                  FOR

the Company's Board

PROPOSAL #6: Approve to change the Company's Board             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT PERUSAHAAN ROKOK TJAP GUDANG GARAM TBK

  TICKER:                  N/A                 CUSIP:   Y7121F165

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve of the Board of Directors report        ISSUER            YES             FOR                  FOR

 for book year 2009

PROPOSAL #2: Ratification of financial statement                ISSUER            YES             FOR                  FOR

report for year 2009

PROPOSAL #3: Approve the determination of dividend             ISSUER            YES             FOR                  FOR

PROPOSAL #4: Authorize the Directors meeting to                 ISSUER            YES             FOR                  FOR

determine the roles and responsibility of the Board

of Directors

PROPOSAL #5: Authorize the Commissioner to determine         ISSUER            YES             FOR                  FOR

the Board of Directors Salary

PROPOSAL #6: Approve to determination of salary and          ISSUER            YES             FOR                  FOR

or other allowances for the Board of Commissioners

PROPOSAL #7: Approve to change in the Board of                   ISSUER            YES         AGAINST           AGAINST

Management

PROPOSAL #8: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

appoint of independent public accountant to Audit

Company's Books

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT SEMEN GRESIK PERSERO TBK

  TICKER:                  N/A                 CUSIP:   Y7142G168

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the restructuring of the                   ISSUER            YES         AGAINST           AGAINST

Company's Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT SEMEN GRESIK PERSERO TBK

  TICKER:                  N/A                 CUSIP:   Y7142G168

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the changes on Company's Article        ISSUER            YES             FOR                  FOR

 of Association

PROPOSAL #2: Approve the changes on Company's Board           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT SEMEN GRESIK PERSERO TBK

  TICKER:                  N/A                 CUSIP:   Y7142G168

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report and                 ISSUER            YES             FOR                  FOR

ratify the financial statement and Acquit Et de

Charge Company's Board

PROPOSAL #2: Approve the 2009 annual environmental            ISSUER            YES             FOR                  FOR

development partnership program

PROPOSAL #3: Approve the 2009 profit allocation                  ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve to determine salary and                       ISSUER            YES             FOR                  FOR

honorarium Company's Board

PROPOSAL #5: Appoint Public Accountant                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT TAMBANG BATUBARA BUKIT ASAM (PERSERO) TBK

  TICKER:                  N/A                 CUSIP:   Y8520P101

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report and ratify the        ISSUER            YES             FOR                  FOR

 financial statement for year end 2009 and acquit et

de charge the Board of Director and the Commissioner

PROPOSAL #2: Approve the partnership and Environment         ISSUER            YES             FOR                  FOR

Building Program report and acquit et de charge the

Board of Director and the Commissioner on the

Supervisory actions

PROPOSAL #3: Approve to determine 2009 profit                     ISSUER            YES             FOR                  FOR

allocation

PROPOSAL #4: Approve to determine the Board of                   ISSUER            YES             FOR                  FOR

Director and Commissioner salary and allowances

PROPOSAL #5: Appointment of public account to audit          ISSUER            YES             FOR                  FOR

2010 partnership and environment

PROPOSAL #6: Approve to change Company's Article of          ISSUER            YES             FOR                  FOR

Association regarding affiliation transaction and

conflict interest

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT UNILEVER INDONESIA TBK

  TICKER:                  N/A                 CUSIP:   Y9064H141

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratification of financial report and            ISSUER            YES             FOR                  FOR

approval of the annual report including the Board of

Commissioners report for book year 2009, and Acquit

Et De Charge to the Board of Commissioner and the

Board of Directors as reflected in annual report

PROPOSAL #2.: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

appoint of Independent Public Accountant to audit

Company's books for book year 2010 and determine

their honorarium

PROPOSAL #3.: Approve to change the Board of                       ISSUER            YES         AGAINST           AGAINST

Directors and the Board of Commissioners, as well as

determination on remuneration for the Board of

Directors and the Board of Commissioners for book

year 2010

PROPOSAL #4.: Approve the adjustment proposal of                ISSUER            YES         AGAINST           AGAINST

pension fund from pensioner since year 2007 and 2008,

 on change and additional of pension fund regulation

of the Company as per the statement of the pension

fund founder of PT Unilever Indonesia dated 30 MAR

2010 [DPUI Founder Statement], authorization with

substitution rights to the board of directors to act

on behalf of DPUI Founder and do any necessary action

 related to the DPUI Founder statement and others

related to the agenda of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PT UTD TRACTORS TBK

  TICKER:                  N/A                 CUSIP:   Y7146Y140

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report and financial         ISSUER            YES             FOR                  FOR

statement of Company for book year 2009

PROPOSAL #2: Appointment of the profit allocation of         ISSUER            YES             FOR                  FOR

Company

PROPOSAL #3: Approve to change the Member of Board of        ISSUER            YES         AGAINST           AGAINST

 Directors and Commissioners and appointment of

Member of Board of Commissioners for year 2010 until

PROPOSAL #4: Appointment of public accountant and              ISSUER            YES             FOR                  FOR

authorize the Directors of the Company to appoint the

 honorarium of public accountant

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PTT AROMATICS AND REFINING PUBLIC COMPANY LTD, BAN

  TICKER:                  N/A                 CUSIP:   Y71360112

  MEETING DATE:      4/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the minutes of PTTAR 2009          ISSUER            YES             FOR                  FOR

AGM of shareholders on 07 APR 2009

PROPOSAL #2.: Acknowledge the report of the Board of         ISSUER            YES             FOR                  FOR

Directors relating to the Company's business

operations for the year 2009

PROPOSAL #3.: Approve the Company's balance sheets            ISSUER            YES             FOR                  FOR

and profit and loss statements of the year 2009

PROPOSAL #4.: Approve the distribution of profit for         ISSUER            YES             FOR                  FOR

legal reserved and dividend payment for the operating

 results of the year 2009

PROPOSAL #5.1A: Re-election of Dr. Norkun Sitthiphong        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #5.1B: Re-election of Dr. Chokchal Aksaranan        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #5.1C: Re-election of Mr. Prasert Bunsumpun         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #5.1D: Re-election of Dr. Prajya Phinyawat          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #5.1E: Re-election of Mr. Nathi Premnasmi as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #5.2: Approve the remuneration of Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Appointment of Mr. Winid Silamongkol,          ISSUER            YES             FOR                  FOR

C.P.A. [Thailand] Reg.No.3378 and/or Mr. Vairoj

Chindamaneepithak C.P.A. [Thailand] Reg.No.3565

and/or Mr. Charoen Phosamritlert C.P.A. [Thailand]

Reg.no.4068 of the KPMG Phoomchai Audit Ltd. as the

Auditors for the year 2010 and fix the annual fee of

2,677,000 Baht, by the end of the year 2010

PROPOSAL #7.: Approve the issuance of debentures                ISSUER            YES             FOR                  FOR

equivalent to and not over 500 million USD, operating

 period within 5 years 2010-2014

PROPOSAL #8.: Other issues if any                                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PTT CHEMICAL PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y7135Z116

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the AGM of shareholders for              ISSUER            YES             FOR                  FOR

2009 held on 08 APR 2009

PROPOSAL #2.: Acknowledge the Company's operation for        ISSUER            YES             FOR                  FOR

 the year 2009 and the recommendation for the

Company's Business Plan

PROPOSAL #3.: Approve the Company's financial                     ISSUER            YES             FOR                  FOR

statements including balance sheet and income

statement for the YE 31 DEC 2009

PROPOSAL #4.: Approve the appropriation of profit for        ISSUER            YES             FOR                  FOR

 the year 2009 operating results and dividend payout

PROPOSAL #5.: Approve the Directors' remunerations             ISSUER            YES             FOR                  FOR

PROPOSAL #6.1: Election of Mr. Somchai Kuvijitsuwan          ISSUER            YES             FOR                  FOR

as a new Director to replace those who are due to

retire by rotation

PROPOSAL #6.2: Election of Mr. Tevin Vongvanich new          ISSUER            YES             FOR                  FOR

Director to replace those who are due to retire by

rotation

PROPOSAL #6.3: Election of Mr. Cholanat Yanaranop new        ISSUER            YES             FOR                  FOR

 Director to replace those who are due to retire by

rotation

PROPOSAL #6.4: Election of Mr. Nontigorn                              ISSUER            YES             FOR                  FOR

Karnchanachitra new Director to replace those who are

 due to retire by rotation

PROPOSAL #6.5: Election of Mr. Sombat Sarntijaree new        ISSUER            YES             FOR                  FOR

 Director to replace those who are due to retire by

rotation

PROPOSAL #7.: Appointment of the Auditor and fix the         ISSUER            YES             FOR                  FOR

annual fee for 2010

PROPOSAL #8.: Any other issues if any                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PTT EXPLORATION AND PRODUCTION PUBLIC CO LTD, BANG

  TICKER:                  N/A                 CUSIP:   Y7145P165

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the 2009 performance result         ISSUER            YES             FOR                  FOR

and 2010 work plan of the Company

PROPOSAL #2: Approve the 2009 financial statements             ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the dividend payment for 2009            ISSUER            YES             FOR                  FOR

performance

PROPOSAL #4: Appoint the Auditor and approve to                 ISSUER            YES             FOR                  FOR

consider the Auditor's fees for the year

PROPOSAL #5.: Elect the new Directors in replacement         ISSUER            YES             FOR                  FOR

of those who are due to retire by

PROPOSAL #6: Acknowledge the Directors' and the Sub-         ISSUER            YES             FOR                  FOR

Committees' remuneration

PROPOSAL #7: Other matters (if any)                                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PTT PUBLIC COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   Y6883U113

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to certify the 2009 AGM minutes         ISSUER            YES             FOR                  FOR

on 10 APR 2009

PROPOSAL #2: Approve the 2009 performance statement          ISSUER            YES             FOR                  FOR

and the 2009 financial statement, end up on 31 Dec

PROPOSAL #3: Approve the 2009 Net Profit Allocation          ISSUER            YES             FOR                  FOR

Plan and Dividend Policy

PROPOSAL #4: Appointment of an Auditor and consider          ISSUER            YES             FOR                  FOR

the 2010 Auditor fees

PROPOSAL #5: Approve the 2010 Board of Directors'              ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #6.1: Election of Director in replacement:          ISSUER            YES             FOR                  FOR

Mrs. Benja Louichareon

PROPOSAL #6.2: Election of Director in replacement:          ISSUER            YES             FOR                  FOR

Mr. Pichai Chunhavajira

PROPOSAL #6.3: Election of Director in replacement:          ISSUER            YES             FOR                  FOR

Mr. Krairit Nilkuha

PROPOSAL #6.4: Election of Director in replacement:          ISSUER            YES             FOR                  FOR

Mr. Nontigorn Kanchanachitra

PROPOSAL #6.5: Election of Director in replacement:          ISSUER            YES             FOR                  FOR

Mr. Piyawat Niyomrerks

PROPOSAL #7: Approve the 5 years External Fund                   ISSUER            YES         AGAINST           AGAINST

Raising Plan  during 2010-2014  for Financial

Investment Plan and/or working capital and/or debt

Re-financing Plan of approximately THB 80,000,000,000

PROPOSAL #8: Other matters  if any                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC BANK BHD

  TICKER:                  N/A                 CUSIP:   Y71497104

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 31 DEC 2009 and the reports of

 the Directors and the Auditors thereon

PROPOSAL #2.: Re-elect Dato Yeoh Chin Kee as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 111 of the Company's Articles of Association

PROPOSAL #3.: Re-elect Y.A.M. Tengku Abdul Rahman              ISSUER            YES             FOR                  FOR

Ibni Sultan Haji Ahmad Shah Al-Mustain Billah as a

Director, who retires by rotation pursuant to Article

 111 of the Company's Articles of Association

PROPOSAL #4.: Re-appoint Tan Sri Dato Sri Dr. Teh              ISSUER            YES             FOR                  FOR

Hong Piow as a Director of the Company, who retires

pursuant to Section 129 of the Companies Act 1965,

until the next AGM

PROPOSAL #5.: Re-appoint Tan Sri Dato Thong Yaw Hong         ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires pursuant to

 Section 129 of the Companies Act 1965, until the

next AGM

PROPOSAL #6.: Re-appoint Dato Dr. Haji Mohamed Ishak         ISSUER            YES             FOR                  FOR

bin Haji Mohamed Ariff as a Director of the Company,

who retires pursuant to Section 129 of the Companies

Act 1965, until the next AGM

PROPOSAL #7.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

of MYR 1,305,000 for the FYE 31 DEC 2009

PROPOSAL #8.: Re-appoint Messrs. KPMG as the Auditors        ISSUER            YES             FOR                  FOR

 of the Company for the FYE 31 DEC 2010 and authorize

 the Directors to fix the Auditors' remuneration

PROPOSAL #9.: Authorize the Company, subject to the          ISSUER            YES             FOR                  FOR

Companies Act, 1965, the Memorandum and Articles of

Association of the Company and the requirements of

Bank Negara Malaysia, Bursa Malaysia Securities

Berhad  Bursa Malaysia  and any other relevant

authorities, to purchase such number of ordinary

shares of MYR 1.00 each in PBB as may be determined

by the Directors from time to time through Bursa

Malaysia upon such terms and conditions as the

Directors may deem fit in the interest of the Company

 provided that the aggregate number of shares

purchased pursuant to this resolution does not exceed

 10% of the total issued and paid-up share capital of

 the Company; an amount not exceeding PBB's total

audited retained profits and share premium account at

 the time of purchase by PBB for the Proposed Share

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC BANK BHD

  TICKER:                  N/A                 CUSIP:   Y71497112

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 and the reports of the

Directors and Auditors thereon

PROPOSAL #2: Re-elect Dato' Yeoh Chin Kee as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 111 of the Company's Articles of Association

PROPOSAL #3: Re-elect Y.A.M. Tengku Abdul Rahman Ibni        ISSUER            YES             FOR                  FOR

 Sultan Haji Ahmad Shah Al-Mustain Billah as a

Director, who retires by rotation pursuant to Article

 111 of the Company's Articles of Association

PROPOSAL #4: Re-appoint Tan Sri Dato' Sri Dr. Teh              ISSUER            YES             FOR                  FOR

Hong Piow as a Director of the Company, who retires

pursuant to Section 129 of the Companies Act, 1965,

to hold office until the next AGM

PROPOSAL #5: Re-appoint Tan Sri Dato' Thong Yaw Hong         ISSUER            YES             FOR                  FOR

as a Director of the Company, who retires pursuant to

 Section 129 of the Companies Act, 1965, to hold

office until the next AGM

PROPOSAL #6: Re-appoint Dato' Dr. Haji Mohamed Ishak         ISSUER            YES             FOR                  FOR

bin Haji Mohamed Ariff as a Director of the Company,

who retires pursuant to Section 129 of the Companies

Act, 1965, to hold office until the next AGM

PROPOSAL #7: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of MYR 1,305,000 for the FYE 31 DEC 2009

PROPOSAL #8: Re-appoint Messrs KPMG as the Auditors          ISSUER            YES             FOR                  FOR

of the Company for the FYE 31 DEC 2010 and authorize

the Directors to fix the Auditors' remuneration

PROPOSAL #9: Authorize the Company, subject to the            ISSUER            YES             FOR                  FOR

Companies Act, 1965, the Memorandum and Articles of

Association of the Company and the requirements of

Bank Negara Malaysia, Bursa Malaysia Securities

Berhad  Bursa Malaysia  and any other relevant

authorities, to purchase such number of ordinary

shares of MYR 1.00 each in PBB as may be determined

by the Directors from time to time through Bursa

Malaysia upon such terms and conditions as the

Directors may deem fit in the interest of the Company

 provided that the aggregate number of shares

purchased pursuant to this resolution does not exceed

 ten per centum of the total issued and paid-up share

 capital of the Company; an amount not exceeding

PBB's total audited retained profits and share

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC FINANCIAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G7297B105

  MEETING DATE:      3/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and the Auditors

for the YE 31 DEC 2009

PROPOSAL #2.i: Re-elect Tan Sri Dato' Thong Yaw Hong         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #2.ii: Re-elect Mr. Tan Yoke Kong as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iii: Re-elect Mr. Lee Huat Oon as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.iv: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #3: Re-appoint Messrs. Ernst & Young as                ISSUER            YES             FOR                  FOR

auditors and authorize the Board of Directors to fix

their remuneration

PROPOSAL #4: Authorize the Directors of the Company          ISSUER            YES         AGAINST           AGAINST

to allot, issue and deal with additional shares in

the capital of the Company and to make or grant

offers, agreements or options which would or might

require of such powers, subject to and in accordance

with all applicable laws, during and after the

relevant period not exceeding 20% of the aggregate

nominal amount of the issued share capital of the

Company, otherwise than pursuant to: i) a rights

issue; or ii) the exercise of warrants if any to

subscribe for shares of the Company or the exercise

of options granted under any Share Option Scheme

adopted by the Company; or iii) an issue of shares of

 the Company in lieu of the whole or part of a

dividend on shares of the Company in accordance with

PROPOSAL #5: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

to repurchase shares of HKD 0.10 each in the capital

of the Company on The Stock Exchange of Hong Kong

Limited  the Stock Exchange , subject to and in

accordance with all applicable laws and the

requirements of the Rules Governing the Listing of

Securities on the Stock Exchange as amended from time

 to time, not exceeding 10% of the aggregate nominal

amount of the issued share capital of the Company;

Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of the

period within which the next AGM of the Company is

required by any applicable law or the Bye-Laws of the

 Company to be held

PROPOSAL #6: Approve, subject to the passing of                 ISSUER            YES         AGAINST           AGAINST

Ordinary Resolutions 4 and 5, to extend the general

mandate granted to the Directors of the Company to

exercise the powers of the Company to allot shares,

by the additions to the aggregate nominal amount of

share capital which may be allotted or agreed

conditionally or unconditionally to be allotted by

the Directors of the Company pursuant to such general

 mandate of an amount representing the aggregate

nominal amount of shares in the Company repurchased

by the Company under the authority granted pursuant

to Ordinary Resolution 5, provided that such amount

shall not exceed 10% of the aggregate nominal amount

of the issued share capital of the Company as at the

date of the passing of this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC POWER CORP OF GREECE

  TICKER:                  N/A                 CUSIP:   X7023M103

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect 2 new Members; representative of         ISSUER             NO              N/A                  N/A

minority shareholders at the Board of Directors of

PPC S.A., in accordance with the Article 10,

paragraph 2C of the Company's Articles of

Incorporation, due to the expiry of the term of the

minority shareholders' representatives in the current

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC POWER CORP OF GREECE

  TICKER:                  N/A                 CUSIP:   X7023M103

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Articles 10 and 36 of the                ISSUER             NO              N/A                  N/A

Articles of Incorporation of PPC S.A

PROPOSAL #2: Approve the appointment, pursuant to              ISSUER             NO              N/A                  N/A

Article 37 of Law 3993/2008, of the members of the

Audit Committee

PROPOSAL #3: Appointment of a new Member of the Board        ISSUER             NO              N/A                  N/A

 of Directors and of his capacity

PROPOSAL #4: Approve the exceptional, non recurring          ISSUER             NO              N/A                  N/A

financial support in favor of PPC S.A, Personnel

Insurance Funds [IKA TAP DEH and TAYTEKO TEAPAP DEH]

of a maximum amount equal to the amount to be saved

as a result of the reduction in the remuneration of

employees pursuant to Article 1 of Law 3833/2010

PROPOSAL #5: Announcements and other issues                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC POWER CORPORATION SA

  TICKER:                  N/A                 CUSIP:   X7023M103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the submission for approval of         ISSUER             NO              N/A                  N/A

PPC S.A.S stand alone and consolidated financial

statements for the 8th FY from 01 JAN 2009 to 31 DEC

2009 as well as the unbundled financial statements

pursuant to Article 20 of Law 3426/2005

PROPOSAL #2.: Approve the dividend distribution for          ISSUER             NO              N/A                  N/A

the FY starting on 01 JAN 2009 and ending on 31 DEC

2009

PROPOSAL #3.: Grant release to the members of the              ISSUER             NO              N/A                  N/A

Board of Directors and the Certified Auditors

Accountants from any responsibility for compensation

concerning the FY from 01 JAN 2009 to 31 DEC 2009

pursuant to Article 35 of Codified Law 2190/1920

PROPOSAL #4.: Approve the remuneration and                          ISSUER             NO              N/A                  N/A

compensation paid to the members of the Board of

Directors of the Company for the FY from 01 JAN 2009

to 31 DEC 2009 and pre-approval of the gross

remuneration and compensation to be paid for the FY

from 01 JAN 2010 to 31 DEC 2010

PROPOSAL #5.: Appointment of Certified Auditors for          ISSUER             NO              N/A                  N/A

the FY from 01 JAN 2010 to 31 DEC 2010, pursuant to

Articles 31 and 32 of the Articles of Incorporation

of the Company and approve the Certified Auditors

remuneration for the above mentioned FY

PROPOSAL #6.: Announcements and other issues                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC SERVICE ENTERPRISE GROUP INC.

  TICKER:                  PEG                 CUSIP:   744573106

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ALBERT R. GAMPER,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: CONRAD K.HARPER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM V. HICKEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: RALPH IZZO                    ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SHIRLEY ANN                 ISSUER            YES             FOR                  FOR

JACKSON

PROPOSAL #1F: ELECTION OF DIRECTOR: DAVID LILLEY                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS A. RENYI           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: HAK CHEOL SHIN             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RICHARD J. SWIFT         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR THE

YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLIC STORAGE

  TICKER:                  PSA                 CUSIP:   74460D109

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: B. WAYNE HUGHES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD L. HAVNER, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANN V. ANGELOFF                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. BAKER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN T. EVANS                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TAMARA HUGHES GUSTAVSON                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: URI P. HARKHAM                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: B. WAYNE HUGHES, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HARVEY LENKIN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AVEDICK B. POLADIAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY E. PRUITT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD P. SPOGLI                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL C. STATON                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF ERNST &          ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUBLICIS GROUPE SA, PARIS

  TICKER:                  N/A                 CUSIP:   F7607Z165

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the year and setting of the dividend

PROPOSAL #O.4: Grant discharge to the Directors                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #O.6: Approve the contract for guarantee and        ISSUER            YES             FOR                  FOR

 placement signed between the Company and BNP

Paribas, Calyon, Citigroup Global Markets Limited and

 Societe Generale

PROPOSAL #O.7: Approve the contract for guarantee and        ISSUER            YES             FOR                  FOR

 placement signed between the Company and BNP

Paribas, Calyon, Citigroup Global Markets Limited and

 Societe Generale

PROPOSAL #O.8: Approve the assistance contract signed        ISSUER            YES             FOR                  FOR

 between the Company and BNP Paribas, Calyon,

Citigroup Global Markets Limited and Societe Generale

PROPOSAL #O.9: Approve the assistance contract signed        ISSUER            YES             FOR                  FOR

 between the Company and BNP Paribas, Calyon,

Citigroup Global Markets Limited and Societe Generale

PROPOSAL #O.10: Approve the credit agreement signed          ISSUER            YES             FOR                  FOR

between the Company and BNP Paribas

PROPOSAL #O.11: Approve the credit agreement signed          ISSUER            YES             FOR                  FOR

between the Company and Societe Generale

PROPOSAL #O.12: Approve the placement mandate                     ISSUER            YES             FOR                  FOR

agreement signed between the Company and BNP Paribas

PROPOSAL #O.13: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Madame

Sophie Dulac

PROPOSAL #O.14: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Madame

Helene Ploix

PROPOSAL #O.15: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Michel Sicurel

PROPOSAL #O.16: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Antony de Seze

PROPOSAL #O.17: Approve the renewal of the mandate of        ISSUER            YES         AGAINST           AGAINST

 a Member of the Supervisory Board held by Monsieur

Gerard Worms

PROPOSAL #O.18: Appointment of Madame Marie-Claude            ISSUER            YES         AGAINST           AGAINST

Mayer as a new Member of the Supervisory Board

PROPOSAL #O.19: Appointment of Madame Marie-Josee              ISSUER            YES         AGAINST           AGAINST

Kravis as a new Member of the Supervisory Board

PROPOSAL #O.20: Appointment of Madame Veronique                 ISSUER            YES         AGAINST           AGAINST

Morali as a new Member of the Supervisory Board

PROPOSAL #O.21: Appointment of a new Assistant Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #O.22: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to allow the

Company to operate on its own shares

PROPOSAL #E.23: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to reduce

capital stock by canceling its own shares

PROPOSAL #E.24: Approve the share subscription and/or        ISSUER            YES             FOR                  FOR

 purchase option for Members of staff and/or

corporate agents within the Company and Companies

within the group

PROPOSAL #E.25: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the Shareholders to increase

capital stock by issuing capital securities or

tangible assets granting access to the Company's

capital stock, removing the preferential subscription

 right for members of a Company savings plan

PROPOSAL #E.26: Authorize the Board of Directors by          ISSUER            YES             FOR                  FOR

the general meeting of the shareholders to increase

capital stock, removing the shareholders'

preferential subscription right reserved for certain

categories of beneficiary

PROPOSAL #E.27: Approve the options of using                       ISSUER            YES         AGAINST           AGAINST

authorization granted by the general meeting of the

shareholders in the event of a public offer launched

by the Company

PROPOSAL #O.28: Powers                                                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PULTE HOMES, INC.

  TICKER:                  PHM                 CUSIP:   745867101

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: THE APPROVAL OF THE ISSUANCE OF SHARES         ISSUER            YES             FOR                  FOR

OF PULTE HOMES, INC. COMMON STOCK PURSUANT TO THE

AGREEMENT AND PLAN OF MERGER, DATED AS OF APRIL 7,

2009, BY AND AMONG PULTE HOMES, INC., PI NEVADA

BUILDING COMPANY, A WHOLLY OWNED SUBSIDIARY OF PULTE

HOMES, INC., AND CENTEX CORPORATION.

PROPOSAL #02: THE APPROVAL OF AN AMENDMENT TO THE              ISSUER            YES             FOR                  FOR

PULTE HOMES, INC. RESTATED ARTICLES OF INCORPORATION

TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON

STOCK THAT PULTE HOMES, INC. IS AUTHORIZED TO ISSUE

FROM 400,000,000 TO 500,000,000.

PROPOSAL #03: THE APPROVAL OF AN AMENDMENT TO THE              ISSUER            YES             FOR                  FOR

PULTE HOMES, INC. RESTATED ARTICLES OF INCORPORATION

TO CHANGE THE CORPORATE NAME OF PULTE HOMES, INC. TO

PULTE GROUP, INC.

PROPOSAL #04: THE APPROVAL OF A PROPOSAL TO ADJOURN          ISSUER            YES             FOR                  FOR

THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT

ADDITIONAL PROXIES, IF THERE ARE NOT SUFFICIENT VOTES

 IN FAVOR OF PROPOSAL 1 OR 2.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PULTE HOMES, INC.

  TICKER:                  PHM                 CUSIP:   745867101

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: THOMAS M. SCHOEWE*                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TIMOTHY R. ELLER**                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.W. MURCHISON III**                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.J. DUGAS, JR.***                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID N. MCCAMMON***                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES J. POSTL***                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE APPROVAL OF AN AMENDMENT TO OUR              ISSUER            YES             FOR                  FOR

RESTATED ARTICLES OF INCORPORATION TO DECLASSIFY OUR

BOARD OF DIRECTORS.

PROPOSAL #03: THE APPROVAL OF OUR AMENDED AND                     ISSUER            YES             FOR                  FOR

RESTATED SECTION 382 RIGHTS AGREEMENT.

PROPOSAL #04: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

PROPOSAL #05: A SHAREHOLDER PROPOSAL REQUESTING THE      SHAREHOLDER        YES         AGAINST               FOR

ELECTION OF DIRECTORS BY A MAJORITY, RATHER THAN

PLURALITY, VOTE.

PROPOSAL #06: A SHAREHOLDER PROPOSAL REQUESTING AN        SHAREHOLDER        YES         AGAINST               FOR

AMENDMENT TO THE COMPANY'S BYLAWS TO REQUIRE THAT THE

 CHAIRMAN OF THE BOARD OF DIRECTORS BE AN INDEPENDENT

 DIRECTOR, IF PROPERLY PRESENTED AT THE MEETING.

PROPOSAL #07: A SHAREHOLDER PROPOSAL REGARDING THE        SHAREHOLDER        YES         AGAINST               FOR

USE OF PERFORMANCE-BASED OPTIONS, IF PROPERLY

PRESENTED AT THE MEETING.

PROPOSAL #08: A SHAREHOLDER PROPOSAL REQUESTING             SHAREHOLDER        YES         AGAINST               FOR

ANNUAL ADVISORY VOTES ON EXECUTIVE COMPENSATION, IF

PROPERLY PRESENTED AT THE MEETING.

PROPOSAL #09: SHAREHOLDER PROPOSAL - SENIOR                    SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVES TO RETAIN EQUITY-BASED COMPENSATION, SEE

PROXY STATEMENT FOR FURTHER DETAILS.

PROPOSAL #10: A SHAREHOLDER PROPOSAL REQUESTING AN        SHAREHOLDER        YES         AGAINST               FOR

AMENDMENT TO THE COMPANY'S BYLAWS TO REQUIRE THE

COMPANY TO REIMBURSE SHAREHOLDERS FOR REASONABLE

EXPENSES INCURRED IN CONNECTION WITH THE NOMINATION

OF CANDIDATES IN CONTESTED ELECTIONS OF DIRECTORS, IF

 PROPERLY PRESENTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUMA AG RUDOLF DASSLER SPORT, HERZOGENAURACH

  TICKER:                  N/A                 CUSIP:   D62318148

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted financial          ISSUER             NO              N/A                  N/A

statements of PUMA AG Rudolf Dassler Sport and the

approved consolidated financial statements, the

management reports for PUMA AG Rudolf Dassler Sport

and the PUMA Group as well as the report of the

Supervisory Board for the FY 2009 and the report of

the Management Board regarding information as to

takeovers

PROPOSAL #2.: Appropriation of the balance sheet                ISSUER             NO              N/A                  N/A

profit: the balance sheet profit of EUR 50,000,000

from the FY 2009 shall be appropriated as follows: a)

 payment of a dividend of EUR 1.80 per no-par value

share entitled to a dividend for 15,082,264 shares:

EUR 27,148,435.20; b) profit carried forward: EUR

22,851,564.80; appropriation of the balance sheet

profit takes into consideration the treasury shares

held directly or indirectly by the Company, that are

not entitled to a dividend pursuant to Section 71b

German Stock Corporation Act; the number of treasury

shares might change until the day of the General

meeting, if further shares are acquired or sold by

the Company; in this case the proposal regarding the

appropriation of the balance sheet profit to the

general meeting will be amended accordingly without

changing the suggested dividend payment of EUR 1.80

per no-par value share entitled to a dividend; the

dividend will be paid as of 21 APR 2010

PROPOSAL #3.: Approval of the acts of the Management         ISSUER             NO              N/A                  N/A

Board

PROPOSAL #4.: Approval of the acts of the Supervisory        ISSUER             NO              N/A                  N/A

 Board

PROPOSAL #5.: Appointment of PricewaterhouseCoopers          ISSUER             NO              N/A                  N/A

Aktiengesellschaft as the Auditors for FY 2010

PROPOSAL #6.: Authorization to acquire and                          ISSUER             NO              N/A                  N/A

appropriate treasury shares under revocation of the

existing authorization

PROPOSAL #7.: Resolution regarding the approval of            ISSUER             NO              N/A                  N/A

the Profit and Loss Transfer Agreement between the

PUMA AG Rudolf Dassler Sport and the PUMA Sprint GmbH

PROPOSAL #8.: Resolution regarding the approval of            ISSUER             NO              N/A                  N/A

the Profit and Loss Transfer Agreement between the

PUMA AG Rudolf Dassler Sport and the PUMA Vertrieb

PROPOSAL #9.: Resolution regarding the amendment of          ISSUER             NO              N/A                  N/A

the Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUNJ LLOYD LTD, GURGAON

  TICKER:                  N/A                 CUSIP:   Y71549110

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited Balance          ISSUER            YES             FOR                  FOR

Sheet as at 31 MAR 2009 and the profit & loss Account

 for the FYE as on that date along with Auditors' and

 Directors' report thereon

PROPOSAL #2.: Declare the dividend                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Pawan Kumar Gupta as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Appoint Mr. Rajan Jetley as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #5.: Re-appoint Messrs S.R. Batliboi & Co.,         ISSUER            YES             FOR                  FOR

Chartered Accountants, as the Statutory Auditors of

the Company to hold office until the conclusion of

next AGM at a remuneration to be fixed by the Board

of Directors or any Committee thereof

PROPOSAL #6.: Appoint Mr. Phiroz Vandrevala as a                ISSUER            YES             FOR                  FOR

Director of the Company, whose period of office shall

 be liable to determination by retirement of

Directors by rotation

PROPOSAL #S.7: Appoint, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269, 309, 310, 311 and other

applicable provisions, if any, of the Companies Act,

1956 read with Schedule XIII, or such other approvals

 as may be required in this regard, Mr. Vimal Kishore

 Kaushik as the Managing Director of the Company with

 effect from 01 NOV 2008 for a period of 5 years or

attaining the age of superannuation whichever is

earlier, not liable to retire by rotation; and

acknowledge that Mr. Vimal Kishore Kaushik shall

receive a remuneration on the specified terms and

conditions; and authorize Mr. Dinesh Thairani Company

 Secretary of the Company to do all such acts, deeds

and things as my be necessary to give effect to the

PROPOSAL #8.: Approve, pursuant to Section 94 and              ISSUER            YES             FOR                  FOR

other applicable provisions, if any, of the Companies

 Act, 1956, to increase authorized share capital of

the Company, by adding thereto 10,00,00,000 Equity

Shares of INR 2 each and to substitute the existing

Clause V of the Memorandum of Association of the

Company as specified, and authorize Mr. Dinesh

Thairani Company Secretary of the Company to do all

such acts, deeds and things as may be necessary to

give effect to the above resolution

PROPOSAL #S.9: Authorize the Company, in accordance          ISSUER            YES         AGAINST           AGAINST

with Section 81(1A) and all other applicable

provisions, if any, of the Companies Act, 1956

[including any statutory modification or reenactment

thereof for the time being in force], as also

provisions of Securities and Exchange Board of India

[Disclosure & Investor Protection] Guidelines, 2000,

as amended [the SEBI Guidelines], the provisions of

the Foreign Exchange Management Act, 1999, as

amended, and rules and regulations made there under,

including the Foreign Exchange Management [Transfer

and Issue of Securities by a Person Resident outside

India] Regulation, 2000, if applicable, any other

applicable law or laws, rules and regulations

[including any amendment thereto or re-enactment

thereof for the time being in force] and enabling

provisions in the Memorandum and Articles of

Association of the Company and Listing Agreements,

entered into by the Company with the Stock Exchanges

where the shares of the Company are listed and

subject to the approval of, if applicable including

but not limited to, Government of India, Reserve Bank

 of India, Securities and Exchange Board of India

and/or all other authorities, institutions or bodies,

 within or outside India, [hereinafter collectively

referred to as appropriate authorities] and subject

to such conditions as may be prescribed by any of

them, [hereinafter referred to as requisite

approvals], do create, offer, issue and allot in one

or more tranch[es], in the course of domestic or

international offerings or qualified institutional

placements, with or without an over allotment/green

issue option, in one or more foreign markets or

domestic markets, to domestic institutions, foreign

institutions, non-resident Indians, Indian Public

Companies, Corporate Bodies, Mutual Funds, Banks,

Insurance Companies, Pension Funds, Individuals,

qualified Institutional Buyers or other persons or

entities, whether shareholders of the Company or not,

 through a public issue and/or on a private placement

 basis and/or qualified institutional placement

within the meaning of Chapter XIIIA of the SEBI

Guidelines and/or preferential issue and/or any other

 kind of public issue and/or private placement, with

or without an over allotment/green shoe option,

equity shares, preference shares, secured or

unsecured debentures, bonds, warrants or any other

securities whether convertible into equity shares or

not, including, but not limited to, Mandatory

Convertible Preference Shares [MCPS] and / or Foreign

 Currency Convertible Bonds [FCCBs] and / or Non

Convertible Debentures [NCDs] with or without

attached share warrants and / or Partly Convertible

Debentures [PCDs] and / or Optionally Convertible

Debentures [OCDs] and / or Fully Convertible

Debentures [FCDs] and / or Bonds with share warrants

attached which are convertible into or exchangeable

with equity shares and/or Global Depositary Receipts

[GDRs] and / or American Depositary Receipts [ADRs]

or any other equity related instrument of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  PUNJAB NATIONAL BANK

  TICKER:                  N/A                 CUSIP:   Y7162Z104

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the Audited Balance          ISSUER            YES             FOR                  FOR

Sheet of the Bank as at 31 MAR 2009, Profit and Loss

Account of the Bank for the YE 31 MAR 2009, the

report of the Board of Directors on the working and

activities of the Bank for the period covered by the

Accounts and the Auditors' Report on the Balance

Sheet and Accounts

PROPOSAL #2.: Declare the Annual Dividend on Equity          ISSUER            YES             FOR                  FOR

Shares for the FY 2008-09

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  Q.P.CORPORATION

  TICKER:                  N/A                 CUSIP:   J64210123

  MEETING DATE:      2/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Change Official                 ISSUER            YES             FOR                  FOR

Company Name to Kewpie Corporation.

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QANTAS AIRWAYS LTD

  TICKER:                  N/A                 CUSIP:   Q77974105

  MEETING DATE:      10/21/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report, the                 ISSUER             NO              N/A                  N/A

Directors' report and the Independent Audit report of

 Qantas Airways Limited for the FYE 30 JUN 2009

PROPOSAL #2.a: Re-elect General Peter Cosgrove as an         ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of Qantas Airways

Limited, who retires in accordance with the

Constitution

PROPOSAL #2.b: Re-elect Garry Hounsell as an                       ISSUER            YES             FOR                  FOR

Independent Non-executive Director of Qantas Airways

Limited, who retires in accordance with the

Constitution

PROPOSAL #2.c: Re-elect James Strong, AO as an                   ISSUER            YES             FOR                  FOR

Independent Non-executive Director of Qantas Airways

Limited, who retires in accordance with the

Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES         AGAINST           AGAINST

YE 30 JUN 2009 [as specified]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QBE INSURANCE GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q78063114

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive the financial reports and            ISSUER             NO              N/A                  N/A

the reports of the Directors and the Auditors of the

Company for the YE 31 DEC 2009

PROPOSAL #2.: Adopt the remuneration report of the            ISSUER            YES             FOR                  FOR

Company for the FYE 31 DEC 2009, in accordance with

Section 250R 3 of the Corporations Act

PROPOSAL #3.: Approve, for the purposes of ASX                   ISSUER            YES             FOR                  FOR

Listing Rule 10.14 and for all other  purposes the

grant to the Chief Executive Officer, Mr. FM

O'Halloran of conditional rights over a maximum of

110,000 ordinary shares in the Company and either the

 issue or transfer of ordinary shares in the Company

on  satisfaction of and subject to the conditions

attached to the conditional rights under the

Company's 2009 Deferred Compensation Plan

PROPOSAL #4.A: Re-elect Mr. L.F. Bleasel as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with Clause 76 of the Company's

PROPOSAL #4.B: Re-elect Mr. D.M. Boyle as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation in accordance

 with Clause 76 of the Company's Constitution

PROPOSAL #5.: Election of Mr. J.M. Green as a                     ISSUER            YES             FOR                  FOR

Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  Q-CELLS SE, BITTERFELD-WOLFEN

  TICKER:                  N/A                 CUSIP:   D6232R103

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and group annual report as well as the

report by the Board of Managing Directors pursuant to

 Section 61 of the SE-Regulation and Sections 289[4]

and 315[4] of the German Commercial Code

PROPOSAL #2.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #3.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #4.: Appointment of auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: KPMG AG

PROPOSAL #5.: Authorization to acquire own shares,            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of the share capital, at a price not

more than 10% above, nor more than 20% below, the

market price of the shares, on or before 23 JUN 2015,

 the Company shall also be authorized to acquire own

shares of up to 5% of the Company's share capital by

using call or put options, in this case the exercise

price may neither be more than 10% above nor more

than 20% below the market price of the shares, the

Board of Managing Directors shall be authorized to

sell the shares on the stock exchange or to offer

them to all shareholders, to dispose of the shares in

 a manner other than the stock exchange or a rights

offering if the shares are sold at a price not

materially below their market price, and to use the

shares for mergers and acquisitions, within the scope

 of the Company's stock option programs, or for

satisfying option or conversion rights

PROPOSAL #6.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association [I] Section 10, in respect of the

provisions governing the term of office of a

Supervisory Board member being adjusted [II] Section

17, in respect of the shareholders' meeting being

convened at least 30 days prior to the meeting and

the day of the convocation and the day of the

shareholders' meeting not being included in the

calculation of the 30 day period [III] Section 18, in

 respect of shareholders being entitled to

participate in and vote at the shareholders' meeting

if they register with the Company by the sixth day

prior to the meeting and provide evidence of their

shareholding as per the 21st day prior to the meeting

 [IV] Section 19[3], in respect of the Board of

Managing Directors being authorized to permit

shareholders to exercise their voting rights in

writing or electronically [absentee voting] [V]

Section 20[3], in respect of the chairman of the

shareholders' meeting or the Board of Managing

Directors being authorized to permit the audiovisual

PROPOSAL #7.: Resolution on the adjustment of the              ISSUER            YES             FOR                  FOR

remuneration for the Supervisory Board and the

corresponding amendment to the Articles of

Association As of the 2010 FY, each member of the

Supervisory Board shall receive a fixed annual

remuneration of EUR 30,000 plus a variable

remuneration of up to EUR 30,000, the Chairman of the

 Supervisory Board shall receive twice, and the

Deputy Chairman one and a half times, these amounts,

furthermore, each Board member shall receive an

attendance fee of EUR 1,500 per Supervisory Board

meeting, in addition, members of a committee shall

receive 25% [Committee Chairman 50%] of the

abovementioned annual remuneration [this does apply

to members of the nomination committee], Committee

members shall also receive an attendance fee of EUR

PROPOSAL #8.: Election of Helmut Gierse to the                   ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #9.: Resolution on an adjustment of the                ISSUER            YES             FOR                  FOR

stock option program 2007 in respect of the persons

entitled to participate in this program and the terms

 of exercise being newly defined, the related

adjustment of the contingent capital 2007/I, and the

corresponding amendment to the Articles of Association

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible and/or warrant bonds, the creation

of contingent capital, and the corresponding

amendment to the Articles of Association, the

authorization given by the shareholders' meeting of

18 JUN 2009 to issue bonds shall be revoked, the

Board of Managing Directors shall be authorized, with

 the consent of the Supervisory Board, to issue

bearer or registered bonds of up to EUR 5,000,000,000

 conferring conversion and/or option rights for

shares of the Company of up to EUR 34,079,207, on or

before 23 JUN 2015, shareholders shall be granted

subscription rights except for residual amounts, for

the granting of such rights to holders of option or

conversion rights, and for the issue of bonds

conferring conversion and/or option rights for shares

 of the Company of up to 10% of the share capital at

a price not materially below their theoretical market

 value, the contingent capital 2006/I shall be

adjusted accordingly in respect of the share capital

being now increased by up to EUR 52,351,059 through

the issue of up to 52,351,059 new ordinary shares,

insofar as conversion and/or option rights are

PROPOSAL #11.: Resolution on the creation of                       ISSUER            YES             FOR                  FOR

authorized capital and the corresponding amendment to

 the Articles of Association, the Board of Managing

Directors shall be authorized, with the consent of

the Supervisory Board, to increase the share capital

by up to EUR 8,227,472 through the issue of new

ordinary and/or preferred shares [with and without

voting rights] against contributions in cash and/or

kind, on or before 23 JUN 2015 [authorized capital

2010], shareholders' subscription rights may be

excluded for residual amounts, for the issue of

shares against contributions in kind, for the issue

of employee shares, and for a capital increase of up

to 10% of the share capital if the shares are issued

at a price not materially below the market price of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QIAGEN NV

  TICKER:                  N/A                 CUSIP:   N72482107

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Managing Board report for the YE 31 DEC         ISSUER             NO              N/A                  N/A

2009 [''FY 2009'']

PROPOSAL #3: Supervisory Board Report on the                       ISSUER             NO              N/A                  N/A

Company's annual accounts [''Annual Accounts''] for

PROPOSAL #4: Corporate governance                                           ISSUER             NO              N/A                  N/A

PROPOSAL #5: Adopt the annual accounts for FY 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Reservation and dividend policy                       ISSUER             NO              N/A                  N/A

PROPOSAL #7: Grant discharge from liability of the            ISSUER            YES             FOR                  FOR

Managing Directors for the performance of their

duties during FY 2009

PROPOSAL #8: Grant discharge from liability of the            ISSUER            YES             FOR                  FOR

Supervisory Directors for the performance of their

duties during FY 2009

PROPOSAL #9.A: Re-appoint Prof. Dr. Detlev Riesner as        ISSUER            YES             FOR                  FOR

 a Supervisory Director of the Company for a term

ending on the date of the AGM in 2011

PROPOSAL #9.B: Re-appoint Dr. Werner Brandt as a                ISSUER            YES             FOR                  FOR

Supervisory Director of the Company for a term ending

 on the date of the AGM in 2011

PROPOSAL #9.C: Re-appoint Dr. Metin Colpan as a                 ISSUER            YES             FOR                  FOR

Supervisory Director of the Company for a term ending

 on the date of the AGM in 2011

PROPOSAL #9.D: Re-appoint Mr. Erik Hornnaess as a              ISSUER            YES             FOR                  FOR

Supervisory Director of the Company for a term ending

 on the date of the AGM in 2011

PROPOSAL #9.E: Re-appoint Prof. Dr. Manfred Karobath         ISSUER            YES             FOR                  FOR

as a Supervisory Director of the Company for a term

ending on the date of the AGM in 2011

PROPOSAL #9.F: Re-appoint Mr. Heino von Prondzynski          ISSUER            YES             FOR                  FOR

as a Supervisory Director of the Company for a term

ending on the date of the AGM in 2011

PROPOSAL #10.A: Re-appoint Mr. Peer Schatz as a                 ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #10.B: Re-appoint Mr. Roland Sackers as a            ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #10.C: Re-appoint Dr. Joachim Schorr as a            ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #10.D: Re-appoint Mr. Bernd Uder as a                   ISSUER            YES             FOR                  FOR

Managing Director of the Company for a term ending on

 the date of the AGM in 2011

PROPOSAL #11: Re-appoint Ernst & Young Accountants as        ISSUER            YES             FOR                  FOR

 the Auditors of the Company for the FY ending 31 DEC

 2010

PROPOSAL #12: Authorize the Managing Board, until 30         ISSUER            YES             FOR                  FOR

DEC 2011, to acquire shares in the Company's own

share capital

PROPOSAL #13: Questions                                                            ISSUER             NO              N/A                  N/A

PROPOSAL #14: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QISDA CORP

  TICKER:                  N/A                 CUSIP:   Y07988101

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

the financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans, the revision to the procedures of

 endorsement and guarantee and the revision to the

procedures of trading derivatives

PROPOSAL #B.5: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QUALCOMM, INCORPORATED

  TICKER:                  QCOM               CUSIP:   747525103

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BARBARA T. ALEXANDER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN M. BENNETT                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD G. CRUICKSHANK                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND V. DITTAMORE                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS W. HORTON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IRWIN MARK JACOBS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL E. JACOBS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. KAHN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHERRY LANSING                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DUANE A. NELLES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRENT SCOWCROFT                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARC I. STERN                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE 2006              ISSUER            YES             FOR                  FOR

LONG-TERM INCENTIVE PLAN TO INCREASE THE SHARE

RESERVE BY 13,000,000 SHARES.

PROPOSAL #03: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT PUBLIC

ACCOUNTANTS FOR OUR FISCAL YEAR ENDING SEPTEMBER 26,

2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QUANTA COMPUTER INC

  TICKER:                  N/A                 CUSIP:   Y7174J106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The status of overseas convertible              ISSUER             NO              N/A                  N/A

bonds

PROPOSAL #A.2: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports,              ISSUER            YES             FOR                  FOR

financial statements and the audited reports

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 3.7 per share

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal

PROPOSAL #B61.1: Election of Barry Lam  Shareholder          ISSUER            YES             FOR                  FOR

No: 1  as a Director

PROPOSAL #B61.2: Election of C.C. Leung  Shareholder         ISSUER            YES             FOR                  FOR

No: 5  as a Director

PROPOSAL #B61.3: Election of C.T. Huang  Shareholder         ISSUER            YES             FOR                  FOR

No: 528  as a Director

PROPOSAL #B62.1: Election of Wei-Ta Pan  Shareholder         ISSUER            YES             FOR                  FOR

No: 99044  as an Independent Director

PROPOSAL #B62.2: Election of Chi-Chih Lu  Shareholder        ISSUER            YES             FOR                  FOR

 No: K121007858  as an Independent Director

PROPOSAL #B63.1: Election of S.C. Liang  Shareholder         ISSUER            YES             FOR                  FOR

No: 6  as a Supervisor

PROPOSAL #B63.2: Election of Eddie Lee  ID No:                   ISSUER            YES             FOR                  FOR

R121459044  as a Supervisor

PROPOSAL #B63.3: Election of Chang Ching-Yi  ID No:          ISSUER            YES             FOR                  FOR

A122450363   as a Supervisor

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QUEST DIAGNOSTICS INCORPORATED

  TICKER:                  DGX                 CUSIP:   74834L100

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN C. BALDWIN           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: SURYA N. MOHAPATRA      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GARY M. PFEIFFER         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QUESTAR CORPORATION

  TICKER:                  STR                 CUSIP:   748356102

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: TERESA BECK                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.D. CASH                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES A. HARMON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. MCKEE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY G. MICHAEL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES B. STANLEY                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

PROPOSAL #03: PROPOSAL TO AMEND QUESTAR CORPORATION'S        ISSUER            YES             FOR                  FOR

 ARTICLES OF INCORPORATION TO PROVIDE FOR MAJORITY

VOTING IN UNCONTESTED DIRECTOR ELECTIONS.

PROPOSAL #04: PROPOSAL TO APPROVE THE AMENDED AND              ISSUER            YES             FOR                  FOR

RESTATED LONG-TERM STOCK INCENTIVE PLAN.

PROPOSAL #05: PROPOSAL TO APPROVE PERFORMANCE METRICS        ISSUER            YES             FOR                  FOR

 AND AMENDMENTS TO THE ANNUAL MANAGEMENT INCENTIVE

PLAN II.

PROPOSAL #06: A SHAREHOLDER PROPOSAL TO HOLD AN             SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  QWEST COMMUNICATIONS INTERNATIONAL INC.

  TICKER:                  Q                     CUSIP:   749121109

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EDWARD A. MUELLER        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHARLES L. BIGGS         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: K. DANE BROOKSHER        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PETER S. HELLMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: R. DAVID HOOVER           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: PATRICK J. MARTIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CAROLINE MATTHEWS        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: WAYNE W. MURDY             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JAN L. MURLEY               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MICHAEL J. ROBERTS      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JAMES A. UNRUH             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: ANTHONY WELTERS           ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: THE APPROVAL OF AN AMENDMENT TO OUR              ISSUER            YES             FOR                  FOR

EMPLOYEE STOCK PURCHASE PLAN, OR ESPP.

PROPOSAL #04: A STOCKHOLDER PROPOSAL REQUESTING THAT    SHAREHOLDER        YES         AGAINST               FOR

OUR BOARD ADOPT A POLICY LIMITING THE CIRCUMSTANCES

UNDER WHICH PERFORMANCE SHARES GRANTED TO EXECUTIVES

WILL VEST AND BECOME PAYABLE.

PROPOSAL #05: A STOCKHOLDER PROPOSAL URGING OUR BOARD   SHAREHOLDER        YES         AGAINST               FOR

 TO ADOPT A POLICY THAT STOCKHOLDERS HAVE THE

OPPORTUNITY AT EACH ANNUAL MEETING TO VOTE ON AN

ADVISORY RESOLUTION PROPOSED BY MANAGEMENT TO APPROVE

 CERTAIN COMPENSATION OF OUR EXECUTIVES.

PROPOSAL #06: A STOCKHOLDER PROPOSAL REQUESTING THAT    SHAREHOLDER        YES         AGAINST               FOR

OUR BOARD ESTABLISH A POLICY OF SEPARATING THE ROLES

OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER WHENEVER

POSSIBLE.

PROPOSAL #07: A STOCKHOLDER PROPOSAL REQUESTING THAT    SHAREHOLDER        YES         AGAINST               FOR

OUR BOARD AMEND OUR BYLAWS TO ALLOW 10% OR GREATER

STOCKHOLDERS TO CALL SPECIAL MEETINGS OF STOCKHOLDERS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  R.R. DONNELLEY & SONS COMPANY

  TICKER:                  RRD                 CUSIP:   257867101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: THOMAS J.                     ISSUER            YES             FOR                  FOR

QUINLAN, III

PROPOSAL #1B: ELECTION OF DIRECTOR: STEPHEN M. WOLF           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LEE A. CHADEN               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JUDITH H. HAMILTON      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SUSAN M. IVEY               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS S. JOHNSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JOHN C. POPE                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MICHAEL T. RIORDAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: OLIVER R. SOCKWELL      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE COMPANY'S AUDITORS.        ISSUER            YES             FOR                  FOR

PROPOSAL #03: STOCKHOLDER PROPOSAL WITH RESPECT TO A    SHAREHOLDER        YES         ABSTAIN           AGAINST

SUSTAINABLE PAPER PURCHASING POLICY.

PROPOSAL #04: STOCKHOLDER PROPOSAL WITH RESPECT TO        SHAREHOLDER        YES         AGAINST               FOR

LIMITS ON CHANGE IN CONTROL PAYMENTS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RADIOSHACK CORPORATION

  TICKER:                  RSH                 CUSIP:   750438103

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: FRANK J. BELATTI         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JULIAN C. DAY               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DANIEL R. FEEHAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: H. EUGENE LOCKHART      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JACK L. MESSMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: THOMAS G. PLASKETT      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: EDWINA D. WOODBURY      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM OF RADIOSHACK CORPORATION TO

SERVE FOR THE 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANBAXY LABORATORIES LTD

  TICKER:                  N/A                 CUSIP:   Y7187Y165

  MEETING DATE:      9/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appoint, pursuant to Sections 198, 269,        ISSUER            YES             FOR                  FOR

 309 and all other applicable provisions if any, of

the Companies Act, 1956 [Act] read with Schedule XIII

 to the said Act, for the period from 19 DEC 2008 to

24 MAY 2009, Mr. Malvinder Mohan Singh as Chairman,

Chief Executive Officer & Managing Director of the

Company as per the terms and conditions contained in

the Employment Agreement executed with him and of

remuneration paid to him for the said period as

specified; approve, to seek approval of the Central

Government for waiver of excess remuneration paid to

Mr. Malvinder Mohan Singh for the period from 19 DEC

2008 to 31 DEC 2008; and authorize the Board of

Directors to take such steps as it may consider

necessary or expedient to give effect to this

Resolution

PROPOSAL #2.: Appoint, pursuant to Sections 198, 269,        ISSUER            YES             FOR                  FOR

 309 and all other applicable provisions if any, of

the Companies Act, 1956 [Act] read with Schedule XIII

 to the said Act Mr. Atul Sobti as Chief Executive

Officer & Managing Director of the, Company for a

period of three years effective 24 MAY 2009 and for

payment of remuneration on the terms and conditions

as specified; and approve to pay the specified

remuneration excluding commission and allow as

minimum remuneration to Mr. Atul Sobti during the

currency of tenure of his office as the Chief

Executive Officer & Managing Director,

notwithstanding the absence or inadequacy of profits

in any accounting year; and authorize the Board of

Directors to take such steps as the Board may

consider necessary or expedient to give effect to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANBAXY LABORATORIES LTD

  TICKER:                  N/A                 CUSIP:   Y7187Y165

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the profit and loss account FYE         ISSUER            YES             FOR                  FOR

31 DEC 2009 and the balance sheet as at that date and

 the reports of the Directors and the Auditors thereon

PROPOSAL #2: Re-appoint M/s. BSR & Co., the retiring         ISSUER            YES             FOR                  FOR

Auditors, to hold office from the conclusion of this

Meeting until the conclusion of the next AGM and

approve to fix their remuneration

PROPOSAL #3: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES             FOR               AGAINST

PROPOSAL: appointment of Dr. Tsutomu Une as a

Director of the Company

PROPOSAL #4: PLEASE NOTE THAT THIS IS A SHAREHOLDER          ISSUER            YES             FOR               AGAINST

PROPOSAL: appointment of Dr. Atul Sobti as a Director

 of the Company, not liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANDGOLD RES LTD

  TICKER:                  N/A                 CUSIP:   G73740113

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Company's                       ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009 and the

reports of the Directors and the Auditors thereon

PROPOSAL #2: Election of Kadri Dagdelen as a Non-               ISSUER            YES             FOR                  FOR

Executive Director, in accordance with

PROPOSAL #3: Re-elect Philippe Lietard as a Non-                ISSUER            YES             FOR                  FOR

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #4: Re-elect Robert Israel as a Non-                      ISSUER            YES             FOR                  FOR

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #5: Re-elect Norborne Cole Jr., as a Non-             ISSUER            YES         AGAINST           AGAINST

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #6: Re-elect Karl Voltaire as a Non-                      ISSUER            YES         AGAINST           AGAINST

Executive Director, who retires in accordance with

the Articles of Association

PROPOSAL #7: Receive and adopt the report of the                ISSUER            YES         AGAINST           AGAINST

Remuneration Committee

PROPOSAL #8: Approve the fees payable to the                       ISSUER            YES             FOR                  FOR

Directors as specified

PROPOSAL #9: Re-appoint BDO LLP as the Auditors of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #S.10A: Amend the Memorandum of Association         ISSUER            YES             FOR                  FOR

of the Company, in accordance with Article 38(1) (a)

of the Companies (Jersey) Law 1991 (the Law) such

that the authorized share capital of the Company to

increase from USD 5,000,000 TO USD 6,000,000 by the

creation of an additional 20,000,000 ordinary shares

of USD 0.05 ranking pari passu with the ordinary

shares of USD 0.05 and having the rights and

obligations set out in the existing Articles of

Association of the Company

PROPOSAL #S.10B: Amend Paragraph 4 of the Company's          ISSUER            YES             FOR                  FOR

Memorandum of Association as specified

PROPOSAL #S.10C: Amend Article 4.1 of the Company's          ISSUER            YES             FOR                  FOR

Articles of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANDGOLD RESOURCES LTD, ST HELIER

  TICKER:                  N/A                 CUSIP:   G73740113

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the acquisition by Kibali                 ISSUER            YES             FOR                  FOR

[Jersey] Limited of shares in Kibali Goldmines

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANDSTAD HOLDING NV

  TICKER:                  N/A                 CUSIP:   N7291Y137

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Report of the Executive Board and                ISSUER             NO              N/A                  N/A

preceding advice of the Supervisory Board for the FY

2009

PROPOSAL #2.B: Adopt the financial statements 2009             ISSUER            YES             FOR                  FOR

PROPOSAL #2.C: Explanation of policy on reserves and         ISSUER             NO              N/A                  N/A

dividends

PROPOSAL #2.D: Approve to determine the dividend over        ISSUER            YES             FOR                  FOR

 the FY 2009

PROPOSAL #2.E: Corporate governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.A: Grant discharge of liability of the            ISSUER            YES             FOR                  FOR

Members of the Executive Board for the Management

PROPOSAL #3.B: Grant discharge of liability of the            ISSUER            YES             FOR                  FOR

Members of the Supervisory Board for the supervision

of the Management

PROPOSAL #4.A: Re-appoint Mr. Van Wijk as a Member of        ISSUER            YES             FOR                  FOR

 the Supervisory Board

PROPOSAL #4.B: Re-appoint Ms. Kampouri Monnas as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.A: Approve to extend the authority of the        ISSUER            YES             FOR                  FOR

 Executive Board to issue shares

PROPOSAL #5.B: Approve to extend the authority of the        ISSUER            YES             FOR                  FOR

 Executive Board to restrict or exclude the pre-

emptive right to any issue of shares

PROPOSAL #5.C: Approve the performance related                   ISSUER            YES             FOR                  FOR

remuneration of the Executive Board in performance

shares and performance share options

PROPOSAL #6: Any other business                                              ISSUER             NO              N/A                  N/A

PROPOSAL #7: Closing                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RANGE RESOURCES CORPORATION

  TICKER:                  RRC                 CUSIP:   75281A109

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CHARLES L.                   ISSUER            YES             FOR                  FOR

BLACKBURN

PROPOSAL #1B: ELECTION OF DIRECTOR: ANTHONY V. DUB             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: V. RICHARD EALES         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ALLEN FINKELSON           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES M. FUNK               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JONATHAN S. LINKER      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: KEVIN S. MCCARTHY        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN H. PINKERTON        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JEFFREY L. VENTURA      ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO CONSIDER AND VOTE ON A PROPOSAL TO          ISSUER            YES             FOR                  FOR

AMEND OUR AMENDED AND RESTATED 2005 EQUITY-BASED

COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF

 COMMON STOCK AUTHORIZED TO BE ISSUED UNDER THAT PLAN

 BY 850,000 SHARES.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM AS OF AND FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RATCHABURI ELECTRICITY GENERATING HOLDING PUBLIC C

  TICKER:                  N/A                 CUSIP:   Y7198P112

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the minutes of the shareholder's        ISSUER            YES             FOR                  FOR

 AGM year 2552  B.E.  held on 31 MAR 2009

PROPOSAL #2: Acknowledge the Board of Directors                 ISSUER            YES             FOR                  FOR

annual report on the Company's performances in the

previous year and other activities to be performed in

PROPOSAL #3: Approve the balance sheet and the                   ISSUER            YES             FOR                  FOR

statements of income for the fiscal period ended on

31 DEC 2009

PROPOSAL #4: Approve the appropriation of annual net         ISSUER            YES             FOR                  FOR

profit year 2009 and dividend payment

PROPOSAL #5: Appointment of the Company's Auditor and        ISSUER            YES             FOR                  FOR

 approve to determine the Auditor's

PROPOSAL #6: Approve to determine the Director's                ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #7.1: Re-elect Mr. Witoon Simachokedee as a         ISSUER            YES             FOR                  FOR

Director in place of the person who resigns and

retires by rotation

PROPOSAL #7.2: Re-elect Mr. Ratanapong Jongdamgerng          ISSUER            YES             FOR                  FOR

as a Director in place of the person who resigns and

retires by rotation

PROPOSAL #7.3: Re-elect Mr. Sutat Patmasiriwat as a          ISSUER            YES             FOR                  FOR

Director in place of the person who resigns and

retires by rotation

PROPOSAL #7.4: Re-elect Mr. Satit Rungkasiri as a              ISSUER            YES             FOR                  FOR

Independent Director in place of the person who

resigns and retires by rotation

PROPOSAL #7.5: Re-elect Mr. Sommai Khowkachaporn as a        ISSUER            YES             FOR                  FOR

 Independent Director in place of the person who

resigns and retires by rotation

PROPOSAL #7.6: Re-elect Mr. Virash Kanchanapibul as a        ISSUER            YES             FOR                  FOR

 Director in place of Mr. Pramote Inswarng who

resigns and retires by rotation

PROPOSAL #8: Other businesses  if any                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RAUTARUUKKI OY

  TICKER:                  N/A                 CUSIP:   X72559101

  MEETING DATE:      3/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the Meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the Meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to scrutinise the            ISSUER             NO              N/A                  N/A

minutes and to supervize the counting

PROPOSAL #4: Recording the legality of the Meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the Meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the annual accounts, the        ISSUER             NO              N/A                  N/A

 report of the Board of Directors and the Auditor's

report for 2009, and the statement by the Supervisory

 Board

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the actions on profit or loss,          ISSUER            YES             FOR                  FOR

to  pay a dividend of EUR 0.45 per share

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11: Approve the number of the Board Members        ISSUER            YES             FOR                  FOR

PROPOSAL #12: Election of Messrs. R. Hanhinen,                   ISSUER            YES             FOR                  FOR

L.Leino, H. Ryopponen, M. Aarni-Sirvio, P.

PROPOSAL #13: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Supervisory Board Members

PROPOSAL #14: Approve the number of Supervisory Board        ISSUER            YES             FOR                  FOR

 Members

PROPOSAL #15: Election of the Supervisory Board                  ISSUER            YES             FOR                  FOR

PROPOSAL #16: Approve the remuneration of the Auditor        ISSUER            YES             FOR                  FOR

PROPOSAL #17: Election of KPMG Oy as the Auditor                ISSUER            YES             FOR                  FOR

PROPOSAL #18: Authorize the Board to decide  on                 ISSUER            YES             FOR                  FOR

acquiring the Company's own shares

PROPOSAL #19: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Approve to abolish the

Supervisory Board

PROPOSAL #20: Amend Article 11 of the Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #21: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to establish the

Nomination Committee

PROPOSAL #22: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RAYTHEON COMPANY

  TICKER:                  RTN                 CUSIP:   755111507

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: VERNON E. CLARK           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN M. DEUTCH             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEPHEN J. HADLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: FREDERIC M. POSES        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MICHAEL C.                   ISSUER            YES             FOR                  FOR

RUETTGERS

PROPOSAL #1F: ELECTION OF DIRECTOR: RONALD L. SKATES         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM R. SPIVEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: LINDA G. STUNTZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM H. SWANSON      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS.           ISSUER            YES             FOR                  FOR

PROPOSAL #03: AMENDMENT TO RESTATED CERTIFICATE OF            ISSUER            YES             FOR                  FOR

INCORPORATION, AS MORE FULLY DESCRIBED IN THE PROXY

STATEMENT.

PROPOSAL #04: APPROVAL OF THE RAYTHEON COMPANY 2010          ISSUER            YES             FOR                  FOR

STOCK PLAN.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING ADVISORY   SHAREHOLDER        YES         AGAINST               FOR

 VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS.

PROPOSAL #07: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER ACTION BY WRITTEN CONSENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REALTEK SEMICONDUCTOR CORP

  TICKER:                  N/A                 CUSIP:   Y7220N101

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations and the          ISSUER             NO              N/A                  N/A

2010 business plans

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of asset acquisition or              ISSUER             NO              N/A                  N/A

disposal

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 3.85 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed stock dividend: 10

for 1,000 shares held

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

trading derivatives

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.7: Approve to revise the rules of                     ISSUER            YES             FOR                  FOR

shareholder meeting

PROPOSAL #B.8: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.9: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RECKITT BENCKISER GROUP PLC, SLOUGH

  TICKER:                  N/A                 CUSIP:   G74079107

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the 2009 report and financial                ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2: Approve the Director's remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Declare the final dividend                                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Adrian Bellamy as a Member of          ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #5: Re-elect Peter Harf                                            ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Colin Day                                              ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Kenneth Hydon as a Member of            ISSUER            YES             FOR                  FOR

the Audit Committee

PROPOSAL #8: Re-elect Judith Sprieser as a Member of         ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #9: Re-elect Richard Cousins as a Member of         ISSUER            YES             FOR                  FOR

the Remuneration Committee

PROPOSAL #10: Elect Warren Tucker as a Member of the         ISSUER            YES             FOR                  FOR

Audit Committee

PROPOSAL #11: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #12: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #13: Approve to renew authority to allot              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to renew power to disapply            ISSUER            YES             FOR                  FOR

pre-emption rights

PROPOSAL #S.15: Approve to renew authority to                     ISSUER            YES             FOR                  FOR

purchase own shares

PROPOSAL #S.16: Approve the calling of general                   ISSUER            YES             FOR                  FOR

meetings on 14 day's clear notice

PROPOSAL #S.17: Amend the Company's Articles of                 ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RED ELECTRICA CORPORACION, SA, ALCOBANDAS

  TICKER:                  N/A                 CUSIP:   E42807102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the financial statements (balance sheet,

income statement, statement of changes in equity,

cash flow statement and notes to financial

statements) and the management report of Red

Electrica Corporacion, S.A. for the year ended

PROPOSAL #2.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the consolidated financial statements

(consolidated balance sheet, consolidated income

statement, consolidated overall income statement,

consolidated statement of changes in equity,

consolidated cash flow statement and notes to the

consolidated financial statements) and the

consolidated management report of the Consolidated

Group of Red Electrica Corporacon, S.A. for the year

ended December 31, 2009

PROPOSAL #3.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the proposed distribution of income at Red

 Electrica Corporacion, S.A. for the year ended

December 31, 2009

PROPOSAL #4.: Examination and approval, as the case          ISSUER            YES             FOR                  FOR

may be, of the management carried out by the Board of

 Directors of Red Electrica Corporacion, S.A. in 2009

PROPOSAL #5.1: Reappointment of Mr. Francisco Javier         ISSUER            YES             FOR                  FOR

Salas Collantes as an Independent Director

PROPOSAL #5.2: Appointment of Mr. Miguel Boyer                   ISSUER            YES             FOR                  FOR

Salvador as an Independent Director

PROPOSAL #5.3: Appointment of Mr. Rui Manuel Janes            ISSUER            YES             FOR                  FOR

Cartaxo as an Independent Director

PROPOSAL #6.: Amendment of Article 9 (Shareholders'          ISSUER            YES             FOR                  FOR

Preemptive Right) of the Corporate Bylaws

PROPOSAL #7.: Delegation to the Board of Directors,          ISSUER            YES             FOR                  FOR

for a period of five (5) years, of the power to

increase the capital stock, at any time, on one or

more occasions, up to a maximum amount of one hundred

 and thirty-five million, two hundred and seventy

thousand euros (EUR 135,270,000), equal to half of

the current capital stock, in the amount and at the

issue price decided on in each case by the Board of

Directors, with the power to exclude, in whole or in

part, the preemptive subscription right and with

express authorization to redraft, as the case may be,

 Article 5 of the Corporate Bylaws and to request, as

 the case may be, the admission, continued listing

and delisting of the shares on organized secondary

PROPOSAL #8.: Delegation of powers to the Board of            ISSUER            YES             FOR                  FOR

Directors, for a period of five (5) years and with an

 aggregate limit of five thousand million euros (EUR

5,000,000,000), to issue, on one or more occasions,

directly or through companies of the Red Electrica

Group, debentures, bonds and other fixed-income

instruments or debt instruments of an analogous

nature, both nonconvertible and convertible or

exchangeable for shares of the Company, of other

companies in the Red Electrica Group or of other

companies not related to same, including, without

limitation, promissory notes, securitization bonds,

preferred participations and warrants giving

entitlement to the delivery of shares of the Company

or of other companies in the Red Electrica Group,

whether newly-issued or in circulation, with the

express power to exclude, in whole or in part, the

pre-emptive subscription right; authorization to

enable the Company to secure new issues of fixed-

income securities (including convertible or

exchangeable securities) made by companies of the Red

 Electrica Group; authorization to redraft, as the

case may be, Article 5 of the Corporate Bylaws and to

 request, as the case may be, the admission,

continued listing and delisting of the shares on

PROPOSAL #9.1: Authorization for the derivative                 ISSUER            YES             FOR                  FOR

acquisition of treasury stock by the Company or by

the companies of the Red Electrica Group, and for the

 direct delivery of treasury stock to employees and

Executive Directors of the Company and of the

companies of the Red Electrica Group, as compensation

PROPOSAL #9.2: Approval of a Compensation Plan for            ISSUER            YES             FOR                  FOR

members of senior management and the Executive

Directors of the Company and of the companies of the

Red Electrica Group

PROPOSAL #9.3: Revocation of previous authorizations         ISSUER            YES             FOR                  FOR

PROPOSAL #10.1: Approval of the report on the                     ISSUER            YES             FOR                  FOR

compensation policy for the Board of Directors of Red

 Electrica Corporacion, S.A.

PROPOSAL #10.2: Ratification of the resolutions of            ISSUER            YES             FOR                  FOR

the Board of Directors of Red Electrica Corporacion,

S.A., establishing its compensation for 2009

PROPOSAL #11.: Delegation of authority to the Board          ISSUER            YES             FOR                  FOR

of Directors to fully implement the resolutions

adopted at the Shareholders' Meeting

PROPOSAL #12.: Information to the Shareholders'                 ISSUER             NO              N/A                  N/A

Meeting on the 2009 Annual Corporate Governance

Report of Red Electrica Corporacion, S.A.

PROPOSAL #13.: Information to the Shareholders'                 ISSUER             NO              N/A                  N/A

Meeting on the elements contained in the Management

Report relating to Article 116 bis of the Securities

Market Law

PROPOSAL #14.: Information to the Shareholders'                 ISSUER             NO              N/A                  N/A

Meeting on the amendments made to the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD S A

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend the Articles 16, 18 and 19 and              ISSUER            YES             FOR                  FOR

adjustments to the wording in Articles 9, 29, 30, 32,

 34 and 36 of the Corporate By-laws

PROPOSAL #2: Amend the Redecard Stock Option Plan               ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD S A

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to examine, discuss and vote            ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements and Independent Auditors and

Finance Committee report relating to FY ending 31 DEC

 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

profit from the FY and the balance of the retained

profit reserve account

PROPOSAL #3.: Election of the Members of the Board of        ISSUER            YES             FOR                  FOR

 Directors and approve to re-elect the Chairperson of

 the Board of Directors, in accordance with the terms

 of Article 13, 8 of the Corporate Bylaws, note under

 the terms of the applicable legislation

PROPOSAL #4.: Approve to set the global remuneration         ISSUER            YES             FOR                  FOR

of the Board of Directors, the Independent Auditors

and the Directors

PROPOSAL #5.: Approve to substitute the newspaper in         ISSUER            YES             FOR                  FOR

which the notices ordered by Law Number 6404 76 must

be published

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REDECARD SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P79941103

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to decide regarding the                       ISSUER            YES             FOR                  FOR

recomposition of the Board of Directors of the

Company, for the period of 2 year term in office

currently underway, which will last until those who

are elected in 2012 take office

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER N V

  TICKER:                  N/A                 CUSIP:   N73430113

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Appoint Ms. Marike van Lier Lels as a            ISSUER            YES             FOR                  FOR

Member of the Supervisory Board where all details as

laid down in Article 2:158 Paragraph 5, Section 2:

142 paragraph 3 of the Dutch Civil Code are available

 for the general meeting of shareholders

PROPOSAL #3: Approve to partially amend the Articles         ISSUER            YES             FOR                  FOR

of Association of the Company

PROPOSAL #4: Closing                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER N V

  TICKER:                  N/A                 CUSIP:   N73430113

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Receive the annual report of 2009                    ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the broad outline of the                     ISSUER             NO              N/A                  N/A

Corporate Governance Structure of the Company and

compliance with the amended Dutch Corporate

Governance Code Corporate Governance statement 2009

PROPOSAL #4: Adopt the 2009 annual financial                       ISSUER            YES             FOR                  FOR

statements

PROPOSAL #5.A: Approve to release the Members from            ISSUER            YES             FOR                  FOR

liability of the Executive Board

PROPOSAL #5.B: Approve to release the Members from            ISSUER            YES             FOR                  FOR

liability of the Supervisory Board

PROPOSAL #6: Declare a dividend at EUR 0.293 over the        ISSUER            YES             FOR                  FOR

 FY 2009

PROPOSAL #7: Appointment of External Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #8.A: Re-appoint Robert Polet to the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #8.B: Re-appoint Anthony Habgood to the                ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #8.C: Re-appoint Ben Van Der Veer to the              ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #9.A: Re-appoint Erik Engstrom to the                   ISSUER            YES             FOR                  FOR

Executive Board

PROPOSAL #9.B: Re-appoint Mark Armour to the                       ISSUER            YES             FOR                  FOR

Executive Board

PROPOSAL #10.A: Amend the remuneration policy                      ISSUER            YES             FOR                  FOR

PROPOSAL #10.B: Approve the New Long-term Incentive          ISSUER            YES             FOR                  FOR

Plan: The Growth Plan

PROPOSAL #10.C: Approve the New Long-term Incentive          ISSUER            YES             FOR                  FOR

Plan: The BIP 2010

PROPOSAL #11: Authorize the Executive Board to                   ISSUER            YES             FOR                  FOR

acquire shares in the Company

PROPOSAL #12.A: Approve to designate the Combined              ISSUER            YES             FOR                  FOR

Board as the authorized body to issue shares and to

grant rights to acquire shares in the capital of the

Company

PROPOSAL #12.B: Approve the extension of the Combined        ISSUER            YES             FOR                  FOR

 Board as the authorized body to limit or exclude

pre-emptive rights to the issuance of shares

PROPOSAL #13: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #14: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER NV

  TICKER:                  N/A                 CUSIP:   N73430113

  MEETING DATE:      9/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening                                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Appoint Mr. Ben Van Der Veer as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #3.: Approve to partially amend the Articles        ISSUER            YES             FOR                  FOR

 of Association of the Company

PROPOSAL #4.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REED ELSEVIER P L C

  TICKER:                  N/A                 CUSIP:   G74570121

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the Directors remuneration report      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the Auditors remuneration                    ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Anthony Habgood as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Ben van der Veer as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-elect Erik Engstrom as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Mark Armour as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Robert Polet as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #11: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve the disapplication of pre              ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.13: Grant authority to purchase own shares      ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve the notice period for general        ISSUER            YES             FOR                  FOR

 meetings

PROPOSAL #S.15: Approve the Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #16: Approve the Reed Elsevier Growth Plan           ISSUER            YES             FOR                  FOR

PROPOSAL #17: Approve the Reed Elsevier Bonus                     ISSUER            YES             FOR                  FOR

Investment Plan 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REGENCY CENTERS CORPORATION

  TICKER:                  REG                 CUSIP:   758849103

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARTIN E. STEIN, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND L. BANK                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. RONALD BLANKENSHIP                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.R. CARPENTER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. DIX DRUCE                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARY LOU FIALA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE M. JOHNSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS S. LUKE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN C. SCHWEITZER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN M. SMITH                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS G. WATTLES                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF APPOINTMENT OF KPMG LLP         ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE YEAR

 ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REGIONS FINANCIAL CORPORATION

  TICKER:                  RF                   CUSIP:   7591EP100

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SAMUEL W.                     ISSUER            YES             FOR                  FOR

BARTHOLOMEW, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: GEORGE W. BRYAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID J. COOPER,         ISSUER            YES             FOR                  FOR

SR.

PROPOSAL #1D: ELECTION OF DIRECTOR: EARNEST W.                   ISSUER            YES             FOR                  FOR

DEAVENPORT, JR.

PROPOSAL #1E: ELECTION OF DIRECTOR: DON DEFOSSET                ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: O.B. GRAYSON                ISSUER            YES             FOR                  FOR

HALL, JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: CHARLES D. MCCRARY      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES R. MALONE           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: SUSAN W. MATLOCK         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JOHN E. MAUPIN,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN R. ROBERTS           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: LEE J. STYSLINGER        ISSUER            YES             FOR                  FOR

 III

PROPOSAL #02: NONBINDING STOCKHOLDER APPROVAL OF                ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION.

PROPOSAL #03: APPROVAL OF THE REGIONS FINANCIAL                 ISSUER            YES             FOR                  FOR

CORPORATION 2010 LONG TERM INCENTIVE PLAN.

PROPOSAL #04: APPROVAL OF THE AMENDED AND RESTATED            ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER

OF SHARES OF AUTHORIZED COMMON STOCK AND MAKE OTHER

TECHNICAL CHANGES.

PROPOSAL #05: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #06: STOCKHOLDER PROPOSAL PROHIBITING TAX        SHAREHOLDER        YES         AGAINST               FOR

GROSS-UPS.

PROPOSAL #07: STOCKHOLDER PROPOSAL REGARDING POSTING    SHAREHOLDER        YES         ABSTAIN           AGAINST

A REPORT, UPDATED SEMI-ANNUALLY, OF POLITICAL

CONTRIBUTIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE CAPITAL LTD

  TICKER:                  N/A                 CUSIP:   Y72561114

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at          ISSUER            YES             FOR                  FOR

31 MAR 2009, profit and loss account for the YE on

that date and the reports of the Board of Directors

and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri. C.P. Jain as a as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Appoint M/s. Chaturvedi and Shah,                 ISSUER            YES             FOR                  FOR

Chartered Accountants, and M/s. B'S R and Company,

Chartered Accountants, as the Statutory Auditors of

the Company, to hold office from the conclusion of

this AGM until the conclusion of the next AGM of the

Company on such remuneration as may be fixed by the

Board of Directors

PROPOSAL #5.: Appoint, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 255 and other applicable provisions, if any

of the Companies Act 1956 and such other approvals as

 may be necessary, Shri. Anil Dhirubhai Ambani as a

Director not liable to retire by rotation

PROPOSAL #6.: Appoint Shri. P.N. Ghatalia as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #S.7: Authorize the Board, pursuant to                 ISSUER            YES         AGAINST           AGAINST

Section 81 (1A) and all other applicable provisions

of the Companies Act, 1956 [including any statutory

modification, or re-enactment thereof, for the time

being in force] and enabling provisions of the

Memorandum and Articles of Association of the

Company, the Listing Agreements entered into with the

 Stock Exchanges and subject to the provisions of the

 Chapter XIII-A of the SEBI [Disclosure and Investor

Protection] Guidelines 2000 ['SEBI DIP Guidelines]

the provisions of the Foreign Exchange Management

Act, 1999 and the Foreign Exchange Management

[Transfer or issue of security by a person resident

outside India] regulations 2000, applicable rules,

regulations, guidelines or laws and/or any approval,

consent, permission or sanction of the Central

Government Reserve Bank of India and any other

appropriate authorities, institutions or bodies

[hereinafter collectively referred to as the

'appropriate authorities] and subject to such

conditions as may be prescribed by any of them while

granting any such approval, consent, permission,

and/or sanction [hereinafter referred to as the

'requisite approvals'], which may be agreed to by the

 Board of Directors of the Company [hereinafter

called the 'Board' which term shall be deemed to

include any committee which the Board may have

constituted or hereinafter constitute to exercise its

 power including the power conferred by this

resolution] to issue, offer and allot equity

shares/fully convertible debentures/partly

convertible debentures/non convertible debentures

with warrants/ any other securities [other than

warrants] which are convertible into or exchangeable

with equity shares on such date as may be determined

by the Board but not later than 60 months from the

date of allotment [collectively referred to as QIP

Securities], to the qualified Institutional Buyers

[QIBs] as per the SEBI DIP guidelines, on the basis

of placement document(s), at such time or times in

one or more tranche or tranches, at par or at such

price or prices and on such terms and conditions and

in such manner as the Board may in its absolute

discretion determine, in consultation with the Lead

Managers, Advisors or other intermediaries, provided

however that the issue of securities as above shall

not result in increase of the issued and subscribed

equity share capital of the Company by more than 25%

of the then issued and subscribed equity shares of

the Company; the relevant date for the determination

of applicable price for the issue of the QIP

Securities shall be the date on which the Board of

the Company decide to open the proposed issue or the

date on which the holder of securities which are

convertible into or exchangeable with equity shares

at a later date becomes entitle to apply for the said

 shares, as the case may be [relevant date]; to issue

 and allot such number of equity shares as may be

required to be issued and allotted upon conversion of

 any securities referred to above or as may be

necessary in accordance with the terms of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE COMMUNICATIONS LTD, NAVI MUMBAI

  TICKER:                  N/A                 CUSIP:   Y72317103

  MEETING DATE:      7/1/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, that pursuant to         ISSUER            YES         AGAINST           AGAINST

Section 81 (1A) and all other applicable provisions

of the Companies Act, 1956 [including any statutory

modification or re-enactment thereof for the time

being in force], and enabling provisions of the

Memorandum and Articles of Association of the

Company, 'the listing agreements entered into with

the Stock Exchanges and subject to the provisions of

Chapter XIII-A of the SEBI [Disclosure and Investor

Protection] Guidelines, 2000 [SEBI DIP Guidelines]

the provisions of the Foreign Exchange management

Act, 1999 and the Foreign Exchange Management

[transfer or issue of security by a person resident

outside India] Regulation 2000, applicable rules,

regulations, guidelines or laws and/or any approval,

consents, permissions and sanctions of the Central

Government Reserve Bank of India and any other

appropriate authorities, institutions or bodies

[hereinafter collectively referred to as the

appropriate authorities], and subject to such

conditions as may be prescribed by any 1 of them

while granting any such approvals, consent,

permission, and/or sanction [hereinafter referred to

as the requisite approvals], which may be agreed to

by the Board of Directors of the Company [hereinafter

 called the 'Board' which term shall be deemed to

include any Committee which the Board may have

constituted or hereinafter constitute to exercise its

 power including the power conferred by this

resolution], to issue offer and allot equity

share/fully convertible debentures/partly convertible

 debentures/non convertible debentures with

warrants/any other securities other then warrants],

which are convertible into or exchangeable with

equity shares on such date as may be determined by

the Board but not later than 60 months from the date

of allotment [collectively referred to as QIP

Securities] to the Qualified Institutional Buyers

[QIBs] as per the SEBI DIP Guidelines, on the basis

of placement document(s), at such time or times in 1

or more tranche or tranches, at par at such price or

prices, and on such terms and conditions and in such

manner as the Board may, in its absolute discretion

determine, in consultation with the Lead Manager,

Advisor or other intermediaries, provided however

that the issue of securities as above shall not

result in increase of the issued and subscribed

equity share capital of the Company by more than 25%

of the then issued and subscribed equity shares of

the Company; the relevant date for the determination

of applicable price for the issue of the QIP

Securities shall be the date on which the Board of

the Company decide to open the proposed issue or the

Date on which the holder of the securities which are

convertible into or exchangeable with equity shares

at a later date become entitled to apply for the said

 shares, as the case may be [relevant date]; and

authorize the Board to issue and allot such number of

 equity shares as may be required to be issued and

allotted upon conversion of any securities referred

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE COMMUNICATIONS LTD, NAVI MUMBAI

  TICKER:                  N/A                 CUSIP:   Y72317103

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, profit and loss account for

the FYE on that date and the reports of the Board of

Directors and Auditors thereon

PROPOSAL #2.: Approve to pay the interim dividend as         ISSUER            YES             FOR                  FOR

final dividend on equity shares declared by the Board

 of Directors

PROPOSAL #3.: Re-appoint Shri S.P. Talwar as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Appoint Messrs Chaturvedi & Shah,                 ISSUER            YES             FOR                  FOR

Chartered Accountants and Messrs B.S.R & Co.,

Chartered Accountants as the Auditors of the Company,

 to hold office from the conclusion of this AGM until

 the conclusion of the next AGM of the Company, on

such remuneration as may be fixed by the Board of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE INDS LTD II

  TICKER:                  N/A                 CUSIP:   Y72596102

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009, the profit and loss account

for the YE on that date and the reports of the Board

of Directors and the Auditors thereon

PROPOSAL #2.A: Re-appoint Shri. Hardev Singh Kohli as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation

PROPOSAL #2.B: Re-appoint Shri. Yogendra P. Trivedi          ISSUER            YES             FOR                  FOR

as a Director, who retires by rotation

PROPOSAL #2.C: Re-appoint Professor Dipak C. Jain as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #2.D: Re-appoint Shri. Mansingh L. Bhakta as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation

PROPOSAL #3.: Appoint, M/s. Chaturvedi & Shah,                   ISSUER            YES             FOR                  FOR

Chartered Accountants, M/s. Deloitte Haskins and

Sells, Chartered Accountants, and M/s. Rajendra &

Co., Chartered Accountants, as the Auditors of the

Company, until the conclusion of the next AGM of the

Company on such remuneration as shall be fixed by the

 Board of Directors

PROPOSAL #4.: Authorize the Board of Directors of the        ISSUER            YES             FOR                  FOR

 Company [hereinafter referred to as the Board which

term shall be deemed to include any Committee which

the Board may constitute to exercise its powers,

including powers conferred by this resolution],

pursuant to applicable provisions of the Companies

Act, 1956, Article 197 of the Articles of Association

 of the Company and in accordance with the Securities

 & Exchange Board of India [Issue of Capital and

Disclosure Requirements] Regulations, 2009 [the

Regulations] and subject to such other necessary

approvals, permissions and sanctions, as may be

required and subject to such terms and modifications

as may be specified while according such approvals,

to capitalize a sum not exceeding INR 1669,73,75,840

out of the Company's Capital Redemption Reserve

Account/Securities Premium Account/General Reserve

Account or such other accounts as are permissible to

be utilized for the purpose, as per the audited

accounts of the Company for the financial year ended

31 MAR 2009 and that the said amount be transferred

to the Share Capital Account and be applied for issue

 and allotment of equity shares not exceeding

166,97,37,584 equity shares of INR 10 each as bonus

shares credited as fully paid up, to the eligible

members of the Company holding equity shares of INR

10 each whose names appear on the Company's Register

of Members on such date [Record Date] as the Board

may determine, in the proportion of one new fully

paid equity share of INR 10 for every one equity

share of INR 10 held as on the Record Date and that

the new bonus shares so issued and allotted shall be

treated for all purposes as an increase of the

nominal amount of the equity capital of the Company

held by each such member and not as income; authorize

 the Board, pursuant to the Securities and Exchange

Board of India [Employee Stock Options Scheme and

Employee Stock Purchase Scheme] Guidelines, 1999 and

consequent to the issue of bonus shares, to make fair

 and reasonable adjustment in the price and number of

 shares to be issued against stock options, whether

granted or to be granted, under the Employee Stock

Option Scheme of the Company; the new equity shares

of INR 10 each to be issued and allotted as bonus

shares shall be subject to the provisions of the

Memorandum of Association and Articles of Association

 of the Company and shall rank pari passu in all

respects with and carry the same rights as the

existing fully paid up equity shares of the Company;

the share certificates for bonus shares be delivered

to the shareholders who hold the existing equity

shares in physical form and the respective

beneficiary accounts be credited with the bonus

shares, for such shareholders who hold the existing

equity shares or opt to receive the bonus shares, in

dematerialized form, within the prescribed period; to

 take necessary steps for listing of the bonus shares

 so allotted on the Stock Exchanges where the

securities of the Company are listed as per the

provisions of the Listing Agreements with the Stock

PROPOSAL #5.: Re-appoint, in accordance with the                ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309 and 317 read

with Schedule XIII and all other applicable

provisions, if any, of the Companies Act, 1956 or any

 statutory modification(s) or re-enactment thereof,

Shri. Hital R. Meswani as a Wholetime Director

designated as Executive Director of the Company, for

a period of 5 years with effect from 04 AUG 2010, on

the terms and conditions including remuneration as

specified, with liberty to the Board of Directors

[hereinafter referred to as 'the Board' which term

shall be deemed to include any Committee of the Board

 constituted to exercise its powers, including the

powers conferred by this Resolution] to alter and

vary the terms and conditions of appointment and/or

remuneration, subject to the same not exceeding the

limits specified under Schedule XIII to the Companies

 Act, 1956 or any statutory modification(s) or re-

enactment thereof; and authorize the Board to do all

acts and take all such steps as may be necessary,

proper or expedient to give effect to this resolution

PROPOSAL #6.: Appoint Shri. P. M. S. Prasad, as a              ISSUER            YES             FOR                  FOR

Director of the Company liable to retire by rotation;

 in accordance with the provisions of Sections 198,

269 and 309 read with Schedule XIII and all other

applicable provisions, if any, of the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof, and also as a Wholetime Director designated

 as Executive Director of the Company, for a period

of 5 years with effect from 21 AUG 2009 on the terms

and conditions including remuneration as specified,

with liberty to the Board of Directors [hereinafter

referred to as 'the Board' which term shall be deemed

 to include any Committee of the Board constituted to

 exercise its powers, including the powers conferred

by this Resolution] to alter and vary the terms and

conditions of appointment and/or remuneration,

subject to the same not exceeding the limits

specified under Schedule XIII to the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof; and authorize the Board to do all acts and

take all such steps as may be necessary, proper or

expedient to give effect to this resolution

PROPOSAL #7.: Appoint Shri. R. Ravimohan as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company liable to retire by rotation;

 in accordance with the provisions of Sections 198,

269 and 309 read with Schedule XIII and all other

applicable provisions, if any, of the Companies Act,

1956 or any statutory modification(s) or re-enactment

 thereof, and also as a Wholetime Director designated

 as Executive Director of the Company, for a period

of 5 years with effect from01 SEP 2009 on the terms

and conditions including remuneration as specified,

with liberty to the Board of Directors [hereinafter

referred to as 'the Board' which term shall be deemed

 to include any Committee of the Board constituted to

 exercise its powers, including the powers conferred

by this Resolution] to alter and vary the terms and

conditions of appointment and/or remuneration,

subject to the same not exceeding the limits

specified under Schedule XIII to the Companies Act,

1956 or any statutory modification(s) or reenactment

thereof; and authorize the Board to do all acts and

take all such steps as may be necessary, proper or

expedient to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   Y72596102

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited balance sheet as at 31        ISSUER            YES             FOR                  FOR

 MAR 2010, the profit and loss account for the YE on

that date and the reports of the Board of Directors

and Auditors thereon

PROPOSAL #2: Declare a dividend on equity shares                ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-appoint Shri Hital R. Meswani as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.B: Re-appoint Shri Mahesh P. Modi as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.C: Re-appoint Dr. Dharam Vir Kapur as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.D: Re-appoint Dr. Raghunath A. Mashalkar         ISSUER            YES         AGAINST           AGAINST

as a Director, who retires by rotation

PROPOSAL #4: Appointment of M/s. Chaturvedi and Shah,        ISSUER            YES             FOR                  FOR

 Chartered Accountants, (Registration No. 101720W)

M/s. Deloitte Haskins and Sells, Chartered

Accountants (Registration No. 117366W) and M/s.

Rajendra and Co., Chartered Accountants (Registration

 No. 108355W), as the Auditors of the Company, to

hold office from the conclusion of this AGM until the

 conclusion of the next AGM of the Company on such

remuneration as shall be fixed by the Board of

PROPOSAL #5: Appointment, in accordance with the                ISSUER            YES             FOR                  FOR

provisions of Section 257 and all other applicable

provisions, the Companies Act, 1956 or any statutory

modification(s) or re-enactment thereof, of Shri

Pawan Kumar Kapil as a Director of the Company, who

is liable to retire by rotation; in accordance with

the provisions of Sections 198, 269 and 309 read with

 Schedule XIII and all other applicable provisions,

the Companies Act 1956 or any statutory modifications

 or re-enactment thereof, approval of the Company

accorded to the appointment of Shri Pawan Kumar Kapil

 as a Whole time Director designated as Executive

Director of the Company, for a period of 3 years with

 effect from 16 MAY 2010 on the terms and conditions

including remuneration as set out in the explanatory

statement annexed to the notice convening this

meeting, with liberty to the Board of Directors

(hereinafter referred to as the Board which term

shall be deemed to include any committee of the Board

 constituted to exercise its powers including the

powers conferred by this resolution) to alter and

vary the terms and conditions of appointment and/or

remuneration, subject to the same not exceeding the

limits specified under Schedule XIII to the Companies

 Act, 1956 or any statutory modifications or re-

enactment thereof; and authorize the Board to do all

acts and take all such steps as may be necessary,

proper or expedient to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE INFRASTRUCTURE LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y09789127

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at          ISSUER            YES             FOR                  FOR

31 MAR 2009, the profit and loss account for the YE

on that date and reports of the Board of Directors

and the Auditors' thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Shri Satish Seth as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri S.C. Gupta as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Shri V.R. Galkar as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Appoint Price waterhouse, Chartered              ISSUER            YES             FOR                  FOR

Accountants and Chaturvedi & Shah, Chartered

Accountants as the Joint Statutory Auditors of the

Company, to hold office from the conclusion of this

AGM until the conclusion of the next AGM of the

Company on such remuneration as may be fixed by the

Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE NAT RES LTD

  TICKER:                  N/A                 CUSIP:   Y7269W103

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at          ISSUER            YES             FOR                  FOR

31 MAR 2009, the profit and loss account for the YE

on that date and the reports of the Board of

Directors and Auditors' thereon

PROPOSAL #2.: Re-appoint Dr. Bakul Dholakia as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Appoint Pathak H.D. and Associates,              ISSUER            YES             FOR                  FOR

Chartered Accountants, as the Auditors of the

Company, to hold office from the conclusion of the

AGM until the conclusion of the next AGM of the

Company, on such remuneration as may be fixed by the

PROPOSAL #4.: Approve, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Sections 16, 94 and all other applicable provisions,

if any, of the Companies Act, 1956 [including any

statutory modification or re-enactment thereof for

the time being in force], to increase the authorized

share capital of the Company of INR 1500,00,00,000

divided into 200,00,00,000 equity shares of INR 5

each and 100,00,00,000 unclassified shares of INR 5

each, to INR 2000,00,00,000 divided into

300,00,00,000 equity shares of INR 5 each and

100,00,00,000 unclassified shares of INR 5 each with

the power to the Board to decide on the extent of

variation in such rights and to classify and re-

classify from time to time such shares into any class

 of shares; amend the Memorandum of Association of

the Company, by substituting the existing Clause V as

 specified; and authorize the Board of Directors of

the Company, for the purpose of giving effect to this

 resolution, to take all such steps and actions and

give such directions as it may in its absolute

discretion deem necessary and to settle any question

PROPOSAL #S.5: Amend, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Section 31 and all other applicable provisions, if

any, of the Companies Act, 1956 [including any

statutory modification or re-enactment thereof for

the time being in force], the existing Articles of

Association of the Company, by substituting the

existing Article 3 as specified; and authorize the

Board of Directors of the Company, for the purpose of

 giving effect to this resolution, to take all such

steps and actions and give such directions as may be

in its absolute discretion deem necessary and to

settle any question that may arise in this regard

PROPOSAL #S.6: Authorize the Board, pursuant to                 ISSUER            YES         AGAINST           AGAINST

Section 81[1A] and all other applicable provisions of

 the Companies Act 1956 [including any statutory

modification or re-enactment thereof, for the time

being in force and enabling provisions of the

Memorandum and Articles of Association of the

Company, the listing agreements entered into with the

 Stock Exchanges and subject to the provisions of

Chapter XIII-A of the SEBI [Disclosure and Investor

Protection] Guidelines, 2000 [SEBI DIP Guidelines]

the provisions of the Foreign Exchange Management Act

 1999 and the Foreign Exchange Management [Transfer

or Issue of Security by a Person Resident Outside

India] Regulations 2000, other applicable rules,

regulations, guidelines or laws and/or any approval,

consent, permission or sanction of the Central

Government, Reserve Bank of India and any other

appropriate authorities institutions or bodies

[hereinafter collectively referred to as the

appropriate authorities], and subject to such

conditions as may be prescribed by any one of them

while granting any such approval, consent,

permission, and/or sanction [hereinafter referred to

as the requisite approvals], which may be agreed to

by the Board of Directors of the Company [hereinafter

 called the Board which term shall be deemed to

include any Committee which the Board may have

constituted or hereinafter constitute to exercise its

 powers including the power conferred by this

resolution], to issue, offer and allot equity

shares/fully convertible debentures/partly

convertible debentures/non convertible debentures

with warrants/any other securities [other than

warrants], which are convertible into or exchangeable

 with equity shares on such date as may be determined

 by the Board but not later than 60 months from the

date of allotment [collectively referred to as QIP

Securities], to the Qualified Institutional Buyers

[QIBs] as per the SEBI DIP Guidelines, on the basis

of placement documents, at such time or times in one

or more tranche or tranches, at par or at such price

or prices, and on such terms and conditions and in

such manner as the Board may, in its absolute

discretion determine, in consultation with the Lead

Managers, Advisors or other intermediaries, provided

however that the issue of securities as above shall

not result in increase of the issued and subscribed

equity share capital of the Company by more than 25%

of the then issued and outstanding equity sharers of

the Company; approve, the relevant date for the

determination of applicable price for the issue of

the QIB Securities shall be the date on which the

Board of the Company decide to open the proposed

issue, or the date on which the holder of the

securities which are convertible into or exchangeable

 with equity shares at a later date becomes entitled

to apply for the said shares, as the case may be

[Relevant Date]; authorize the Board to issue and

allot such number of equity shares as may be required

 to be issued and allotted upon conversion of any

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RELIANCE POWER LTD, NAVI MUMBAI

  TICKER:                  N/A                 CUSIP:   Y7236V105

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the audited balance sheet as at          ISSUER            YES             FOR                  FOR

31 MAR 2009, the profit and loss account for the YE

on that date and the reports of the Board of

Directors and Auditors thereon

PROPOSAL #2.: Re-appoint Shri. S.L. Rao as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Shri. J.L. Bajaj as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Appoint Price Waterhouse, Chartered              ISSUER            YES             FOR                  FOR

Accountants and Chaturvedi & Shah, Chartered

Accountants, as the Joint Statutory Auditors of the

Company, to hold office from the conclusion of this

AGM until the conclusion of the next AGM of the

Company, on such remuneration as may be fixed by the

Board of Directors

PROPOSAL #S.5: Amend, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Section 31 and all other applicable provisions, if

any, of the Companies Act 1956 [including any

statutory modification or re-enactment thereof, for

the time being in force], the Articles of Association

 of the Company by inserting new Clause 87 after the

existing Clause 86 as specified; and authorize the

Board of Directors, for the purpose of giving effect

to this resolution, to take all such steps and

actions and give such directions as may be in its

absolute discretion deem necessary and to settle any

question that arise in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REMGRO LTD

  TICKER:                  N/A                 CUSIP:   S6873K106

  MEETING DATE:      8/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the audited annual financial          ISSUER            YES             FOR                  FOR

statements of the Company and the Group for the YE 31

 MAR 2009

PROPOSAL #O.2: Reappoint PricewaterhouseCoopers Inc.         ISSUER            YES             FOR                  FOR

as the Company's Auditor, as nominated by the

Company's Audit and Risk Committee, is approved and

to note that the Individual Registered Auditor who

will undertake the audit during the FYE 31 MAR 2010

is Mr N H Doman

PROPOSAL #O.3: Approve the Directors' fees for                   ISSUER            YES             FOR                  FOR

services rendered as the Directors for the FYE 31 MAR

 2010 be determined on the following basis: Existing

fee for the YE 31 March 2009: Board Member ZAR

160,000; Chairman of the Audit and Risk Committee ZAR

 108,000; Member of the Audit and Risk Committee ZAR

54,000; Member of the Remuneration and Nomination

Committee ZAR 27,000; proposed fee for the YE 31 MAR

2010: Board Member ZAR 172 000; Chairman of the Audit

 and Risk Committee ZAR 116,000; Member of the Audit

and Risk Committee ZAR 58,000; Member of the

Remuneration and Nomination Committee ZAR 29,000

PROPOSAL #O.4: Re-elect Mr. J.P. Rupert as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in terms of Article

31.1.1 of the Company's Articles of Association

PROPOSAL #O.5: Re-elect Mr. P.E. Beyers as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in terms of Article

31.1.1 of the Company's Articles of Association

PROPOSAL #O.6: Re-elect Mr. W.E. Buhrmann as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires in terms of

Article 31.1.1 of the Company's Articles of

PROPOSAL #O.7: Re-elect Mr. P.K. Harris as a Director        ISSUER            YES         AGAINST           AGAINST

 of the Company, who retires in terms of Article

31.1.1 of the Company's Articles of Association

PROPOSAL #O.8: Re-elect Mr. M.M. Morobe as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in terms of Article

31.1.1 of the Company's Articles of Association

PROPOSAL #O.9: Re-elect Mr. H. Wessels as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in terms of Article

31.4.1.1 of the Company's Articles of Association

PROPOSAL #O.10: Approve the amendments to the Remgro         ISSUER            YES             FOR                  FOR

Equity Settled Share Appreciation Rights Scheme 2008

(SAR Scheme) document adopted on 07 OCT 2008 in terms

 of the provisions of the recently amended Schedule

14 of the Listings Requirements of the JSE Limited

(the Listings Requirements) (Schedule 14): inserting

the following new Clause 4.3 after the existing

Clause 4.2: 4.3 grants shall be made to Employees

based on a multiple of their remuneration, as

determined by the Board, taking into account the

nature and level of their position, and their years

of service with the Participating Companies; deleting

 the wording of Clause 5.1 and substituting it with

the following wording: 5.1 General Limit The

Committee shall not make any Grants if at the time of

 or as a result of the making of such Grants the

aggregate number of Shares in respect of which any

unexercised SARs may be exercised (irrespective of

whether the Participant has become entitled to

exercise the SAR or not), together with the total

number of other Shares that have been set aside for

delivery to Employees under any other managerial

share scheme operated by the Participating Companies,

 shall exceed 21,000,000 Shares in aggregate (the

Maximum Threshold), subject to the provisions set out

 in Clause 10.1; deleting the wording of Clause 5.2

and substituting it with the following wording: 5.2

individual Limit The Committee shall not make any

Grant to a single Participant if at the time of or as

 a result of the making of such Grant, the aggregate

number of Shares in respect of which any unexercised

SARs Granted to that Participant may be exercised

(irrespective of whether the Participant has become

entitled to exercise the SAR or not), together with

any other Shares that have been set aside under any

other managerial share scheme operated by the

Participating Companies to that Participant, shall

exceed 2,197,399 Shares (the Individual Threshold),

PROPOSAL #S.11: Authorize the Board of Directors of          ISSUER            YES             FOR                  FOR

the Company, by way of a renewable general authority,

 to approve the purchase of its own ordinary shares

by the Company, or to approve the purchase of

ordinary shares in the Company by any subsidiary of

the Company, provided that: the ordinary shares be

purchased through the order book of the JSE trading

system and done without any prior understanding or

arrangement between the Company and/or the relevant

subsidiary and the counterparty, provided that if the

 Company purchases its own ordinary shares from any

wholly owned subsidiary of the Company for the

purposes of cancelling such treasury shares pursuant

to this general authority, the above provisions will

not be applicable to such purchase transaction; an

announcement complying with Paragraph 11.27 of the

Listings Requirements be published by the Company i)

when the Company and/or its subsidiaries have

cumulatively repurchased 3% of the ordinary shares in

 issue as at the time when the general authority was

given (the initial number); and ii) for each 3% in

the aggregate of the initial number of the ordinary

shares acquired thereafter by the Company and/or its

subsidiaries; the repurchase by the Company of its

own ordinary shares shall not in the aggregate in any

 one FY exceed 20% of the Company's issued ordinary

share capital, provided that the acquisition of

ordinary shares as treasury shares by a subsidiary of

 the Company shall not exceed 10% in the aggregate of

 the number of issued ordinary shares of the Company;

 repurchases must not be made at a price more than

10% above the weighted average of the market value of

 the ordinary shares for the 5 business days

immediately preceding the date on which the

transaction is effected; at any point in time the

Company may only appoint one agent to effect any

repurchase on the Company's behalf or on behalf of

any subsidiary of the Company; the Company will after

 a repurchase of ordinary shares still comply with

the provisions of the Listings Requirements regarding

 shareholder spread; subject to the exceptions

contained in the Listings Requirements, the Company

and the Group will not repurchase ordinary shares

during a prohibited period (as specified in the

Listings Requirements) unless they have in place a

repurchase programme where the dates and quantities

of shares to be traded during the relevant period are

 fixed (not subject to any variation) and full

details of the programme have been disclosed in an

announcement over SENS prior to the commencement of

the prohibited period; and such repurchases will be

subject to the provisions of the Companies Act (No.

61 of 1973), as amended (Companies Act), the

Company's Articles of Association and the Listings

Requirements; [Authority shall be valid until the

Company's next AGM or for 15 months from the date of

PROPOSAL #S.12: Authorize the Board of Directors,              ISSUER            YES             FOR                  FOR

subject to the passing of Resolution S.11, by way of

a general renewable authority, to enter into

derivative transactions which will or may lead to the

 Company being required to purchase its own shares,

subject to the provisions of the Companies Act and

the limitations contained in Paragraph 5.84(a) of the

 Listings Requirements

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REMGRO LTD

  TICKER:                  N/A                 CUSIP:   S6873K106

  MEETING DATE:      8/17/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Authorize the Company, subject to this        ISSUER            YES             FOR                  FOR

 resolution being passed in accordance with Section

10.4 of the JSE Listings Requirements and subject to

and conditional upon the passing of Resolutions O.2

and O.3, save to the extent that such resolutions are

 conditional upon the adoption of this resolution

[provided that the Board shall be entitled to waive

the condition in whole or in part], to acquire the

entire share capital of VenFin by offering 1 Remgro

ordinary share to VenFin shareholders that are

registered in the share register of VenFin on the

record date for every 6.25 VenFin shares held by them

 and that such offer be implemented either by way of

the scheme or, failing which, the back-up offer and

by way of the B share offer

PROPOSAL #O.2: Approve, in accordance with Section            ISSUER            YES             FOR                  FOR

221 of the Companies Act and subject to and

conditional upon the passing of Resolutions O.1 and

O.3, save to the extent that such resolutions are

conditional on the adoption of this resolution

[provided that the Board shall be entitled to waive

the condition in whole or in part], to place

41,700,000 authorized but unissued Remgro ordinary

shares under the control of the Board for purposes of

 allotting and issuing such Remgro ordinary shares to

PROPOSAL #O.3: Approve, in accordance with Schedule          ISSUER            YES             FOR                  FOR

14 of the JSE Listings Requirements and subject to

and conditional upon the passing of Resolutions O.1

and O.2, save to the extent that such resolutions are

 conditional on the adoption of this resolution

[provided that the Board shall be entitled to waive

the condition in whole or in part], to amend the

Remgro SAR Scheme by changing the basis on which SAR

grants are made to Remgro employees such that VenFin

SAR Scheme participants will be offered SARs in the

Remgro SAR Scheme as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENAISSANCERE HOLDINGS LTD.

  TICKER:                  RNR                 CUSIP:   G7496G103

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM F. HECHT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HENRY KLEHM, III                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RALPH B. LEVY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NICHOLAS L. TRIVISONNO                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE ADOPTION OF THE RENAISSANCERE                 ISSUER            YES             FOR                  FOR

HOLDINGS LTD. 2010 PERFORMANCE-BASED EQUITY INCENTIVE

 PLAN.

PROPOSAL #03: THE AMENDMENT TO THE RENAISSANCERE                ISSUER            YES             FOR                  FOR

HOLDINGS LTD. 2001 STOCK INCENTIVE PLAN.

PROPOSAL #04: THE ADOPTION OF THE RENIASSANCERE                 ISSUER            YES             FOR                  FOR

HOLDINGS LTD. 2010 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #05: TO APPOINT THE FIRM OF ERNST & YOUNG            ISSUER            YES             FOR                  FOR

LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM, TO SERVE AS OUR AUDITORS FOR THE 2010 FISCAL

YEAR UNTIL OUR 2011 ANNUAL GENERAL MEETING, AND TO

REFER THE DETERMINATION OF THE AUDITORS' REMUNERATION

 TO THE BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENAULT SA, BOULOGNE BILLANCOURT

  TICKER:                  N/A                 CUSIP:   F77098105

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the annual accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve to allocate the income for the        ISSUER            YES             FOR                  FOR

 FY as follows: earnings for the financial year: EUR

49,265,514.05, previous retained earnings: EUR

6,301,650,178.90, distributable income: EUR

6,350,915,692.95, dividends: EUR 0.00, retained

earnings: EUR 6,350,915,692.95 as required by law

PROPOSAL #O.4: Approve the Agreements specified in            ISSUER            YES             FOR                  FOR

Article 225-38 of the Code du Commerce Commercial Code

PROPOSAL #O.5: Approve the Auditor's report on the            ISSUER            YES             FOR                  FOR

items serving to determine remuneration for

participating securities

PROPOSAL #O.6: Grant authority to float its own                 ISSUER            YES             FOR                  FOR

shares on the Stock Exchange

PROPOSAL #E.7: Grant authority to cancel shares                 ISSUER            YES             FOR                  FOR

bought back

PROPOSAL #E.8: Amend the Articles of Association                ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve to renew the Director's                   ISSUER            YES             FOR                  FOR

mandate: Carlos GHOSN

PROPOSAL #O.10: Approve Monsieur Carlos Ghosn's                 ISSUER            YES             FOR                  FOR

pension commitments as specified in Article L. 225-

42-1 paragraph 6 of the Code du Commerce

PROPOSAL #O.11: Approve to renew the Director's                 ISSUER            YES             FOR                  FOR

mandate: Marc LADREIT DE LACHARRIERE

PROPOSAL #O.12: Approve to renew the Director's                 ISSUER            YES             FOR                  FOR

mandate: Franck RIBOUD

PROPOSAL #O.13: Approve to renew the Director's                 ISSUER            YES             FOR                  FOR

mandate: Hiroto SAIKAWA

PROPOSAL #O.14: Appointment of Alexis KOHLER as a              ISSUER            YES             FOR                  FOR

Director representing the State

PROPOSAL #O.15: Appointment of Luc ROUSSEAU as a                ISSUER            YES             FOR                  FOR

Director representing the State

PROPOSAL #O.16: Appointment of Monsieur Bernard                 ISSUER            YES             FOR                  FOR

DELPIT as a Director

PROPOSAL #O.17: Appointment of Pascale SOURISSE as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.18: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  Renesas Electronics Corporation

  TICKER:                  N/A                 CUSIP:   J4881U109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENEWABLE ENERGY CORPORATION AS, HOVIK

  TICKER:                  N/A                 CUSIP:   R7199U100

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting by the Chairman          ISSUER            YES             FOR                  FOR

of the Board and registration of attending

PROPOSAL #2: Election of Chairman of the meeting and         ISSUER            YES             FOR                  FOR

not less than 1 person to co-sign the

PROPOSAL #3: Approve the notice of the meeting and            ISSUER            YES             FOR                  FOR

agenda

PROPOSAL #4: Approve to change the Articles of                   ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENEWABLE ENERGY CORPORATION AS, HOVIK

  TICKER:                  N/A                 CUSIP:   R7199U100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting by the Chairman          ISSUER            YES             FOR                  FOR

of the Board and the registration of attending

shareholders and the proxies

PROPOSAL #2: Election of Chairman of the meeting and         ISSUER            YES             FOR                  FOR

at least one person to sign the

PROPOSAL #3: Approve the notice and the agenda for            ISSUER            YES             FOR                  FOR

the meeting

PROPOSAL #4: Approve the rights issue                                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENEWABLE ENERGY CORPORATION AS, HOVIK

  TICKER:                  N/A                 CUSIP:   R7199U100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting by the Chairman         ISSUER             NO              N/A                  N/A

of the Board and registration of attending

PROPOSAL #2.: Election of Thomas Aanmoen as a                     ISSUER             NO              N/A                  N/A

Chairman of the meeting and Reidar Lund is elected to

 co-sign the minutes

PROPOSAL #3.: Approve the notice of the meeting and          ISSUER            YES             FOR                  FOR

the agenda

PROPOSAL #4.: Approve the remuneration for the period        ISSUER            YES             FOR                  FOR

 from 19 MAY 2009 to 19 MAY 2010 for the Chairman of

the Board, Board members, members of Board committees

 and members of the Nomination Committee is (all

amounts in NOK) as specified

PROPOSAL #5.: Approve the Auditor's remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

 and the Directors' report for 2009, the net loss for

 the year of NOK 956 million is covered by transfer

from other equity, dividends will not be paid for the

 FY

PROPOSAL #7.: Approve that, the general meeting                 ISSUER            YES             FOR                  FOR

supports the statement of the Board regarding

compensation to leading employees; the general

meeting adopts the statement of the Board regarding

the Stock Option Program

PROPOSAL #8.: Approve the changes to Sections 9, 10 &        ISSUER            YES         AGAINST           AGAINST

 12 to the Company's Articles of Association, as

specified

PROPOSAL #9.: Authorize the Board to increase the              ISSUER            YES             FOR                  FOR

share capital by up to NOK 100,000,000 through issue

of up to 100,000,000 shares in one or more share

issues; the authorization may be used for carrying

out investments and acquisitions in line with the

Company's strategy, including in the form of mergers

and through consideration in kind, and for providing

the Company with financial flexibility; the

subscription price and subscription terms shall be

decided by the Board in connection with each share

issue, taking into consideration the Company's

requirements and the shares' market value at the

relevant time, Shares may be issued for contribution

in form of cash or by transfer of other assets

(contribution in kind); existing shareholder's pre-

emptive rights to subscribe for shares may be waived

by the Board upon exercise of the authorization;

[Authority expires at the AGM in 2011], but in any

event not later than 15 months from the date of this

general meeting; to make necessary changes to the

Articles of Association upon exercise of this

authorization; this authorization replaces the

authorization granted 05 JUN 2009 to increase the

share capital by up to NOK 60,000,000 through issue

of up to 60,000,000 shares, of which issue of up to

40,490,042 shares has not been used

PROPOSAL #10.: Authorize the Board to acquire shares         ISSUER            YES             FOR                  FOR

in Renewable Energy Corporation ASA on behalf of the

Company for one or more of the following purposes: in

 order to maximize return for the shareholders;

fulfillment of the Company's obligations under the

Share Purchase Program for the employees; in

connection with the Long Term Incentive Plan of the

Company (LTIP 2007); in connection with the Company's

 Option Program; the authorization covers purchase(s)

 of up to 10% of the face value of the share capital

of the Company, cf. the Act Section 9-2 and 9-3,

shares may be acquired at minimum NOK 1 per share and

 maximum NOK 250 per share, the shares shall be

acquired through ordinary purchase on the Stock

Exchange, the Board's authorization is valid until

the AGM in 2011 or until it is revoked by a general

meeting resolution passed with simple majority, but

in any case not later than 15 months from the date of

 this general meeting, the decision shall be notified

 to and registered by the Norwegian Register of

Business Enterprises prior to acquiring any shares

PROPOSAL #11.: Authorize the Board to resolve to                ISSUER            YES             FOR                  FOR

raise one or more convertible loans or loans with

warrants, of the Act Section 11-1; the authorization

may be used for carrying out investments and

acquisitions in line with the Company's strategy and

for providing the Company with financial flexibility,

 the sum of loans shall not exceed a total principal

amount of NOK 10,000,000,000, the share capital

increase shall not exceed NOK 100,000,000 through

issue of a maximum of 100,000,000 shares, the

conditions for the loans shall be determined by the

Board at each subscription with regard to the needs

of the Company and the market value of the shares at

that time; [Authority expires at the AGM in 2011 but

in any event not later than 15 months from the date

of this General Meeting, the Board is also granted

the authorization to make necessary changes to the

Articles of Association in relation to conversion of

loans issued in accordance with the authorization

PROPOSAL #12.: Election of Messrs. Dag J. Opedal,              ISSUER            YES             FOR                  FOR

Tore Schiotz, Roar Engeland, Susanne Elise Munch

Thore, Hilde Myrberg, Odd Christopher Hansen, Bernt

Reitan and Helene Bergquist as members to the Board

of Directors

PROPOSAL #13.: Re-elect Rune Selmar as a member of            ISSUER            YES             FOR                  FOR

the Nomination Committee and Torkild Nordberg as the

Chairman

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENGO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J64382104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.16: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Renewal of Anti-Takeover Defense        ISSUER            YES         AGAINST           AGAINST

 Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENHE COMMERCIAL HOLDINGS COMPANY LTD

  TICKER:                  N/A                 CUSIP:   G75004104

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements of the Company and its

subsidiaries for the YE 31 DEC 2009 together with the

 reports of the Directors of the Company and the

Independent Auditors

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a: Re-elect Mr. Dai Yongge as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.b: Re-elect Mr. Lin Zijing as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.c: Re-elect Ms. Jiang Mei as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.d: Re-elect Ms. Zhang Xingmei as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Re-elect Mr. Ho Gilbert Chi Hang as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.f: Re-elect Mr. Wang Shengli as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the remuneration of the Directors

PROPOSAL #5: Re-appoint Messrs. KPMG as the Auditors         ISSUER            YES             FOR                  FOR

of the Company and authorize the Board of Directors

to fix their remuneration

PROPOSAL #6: Authorize the Directors to allot and              ISSUER            YES         AGAINST           AGAINST

issue shares of the Company as specified in the

Ordinary Resolution 6 in the notice of AGM

PROPOSAL #7: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares of the Company as specified in the Ordinary

Resolution 7 in the notice of AGM

PROPOSAL #8: Approve to extend the power granted to          ISSUER            YES         AGAINST           AGAINST

the Directors under Resolution 6 to allot and issue

shares as specified in the ordinary resolution 8 in

the notice of AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RENTOKIL INITIAL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7494G105

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors' report and                   ISSUER            YES             FOR                  FOR

accounts

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Re-elect Richard Burrows as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Duncan Tatton-Brown as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-elect William Rucker as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-appoint KPMG Audit Plc as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Authorize the Directors to agree the              ISSUER            YES             FOR                  FOR

Auditors' remuneration

PROPOSAL #S.8: Authorize the calling of a general              ISSUER            YES             FOR                  FOR

meeting  other than an AGM  on 14 days' clear notice

PROPOSAL #9: Authorize the Directors to allot shares         ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Approve to disapply statutory pre-             ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.11: Authorize the Board to make market            ISSUER            YES             FOR                  FOR

purchases of its own shares

PROPOSAL #12: Authorize the making of political                 ISSUER            YES             FOR                  FOR

donations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REPSOL YPF SA

  TICKER:                  N/A                 CUSIP:   E8471S130

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual accounts and                   ISSUER            YES             FOR                  FOR

management report of Repsol ypf and consolidated

group of 2009

PROPOSAL #1.2: Approve the Management Board Member of        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #2.1: Approve to modify the Article 9                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Approve to modify the Article 12 BIS           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Approve to modify the Article 22                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Approve to modify the Article 3,                 ISSUER            YES             FOR                  FOR

Section 3.5

PROPOSAL #3.2: Approve to modify the Article 9,                 ISSUER            YES             FOR                  FOR

Section 9.2

PROPOSAL #4.1: Re-election of Ms. Paulina Beato                 ISSUER            YES             FOR                  FOR

Blanco as a Board Member

PROPOSAL #4.2: Re-election of Mr. Artur Carulla Font         ISSUER            YES             FOR                  FOR

as a Board Member

PROPOSAL #4.3: Re-election of Mr. Javier Echenique            ISSUER            YES             FOR                  FOR

Landiribar as a Board Member

PROPOSAL #4.4: Re-election of Pemex Internacional              ISSUER            YES             FOR                  FOR

Espana, Sociedad Anonima as a Board Member

PROPOSAL #4.5: Appointment, ratify and re-election of        ISSUER            YES             FOR                  FOR

 Mr. Henri Philippe Reichstul as a

PROPOSAL #5: Appointment of the Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize to purchase own shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the delegation, in the Board              ISSUER            YES             FOR                  FOR

Member, the faculty to increase the social capital

PROPOSAL #8: Approve the delegation of powers                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REPUBLIC SERVICES, INC.

  TICKER:                  RSG                 CUSIP:   760759100

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JAMES E. O'CONNOR        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN W. CROGHAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES W. CROWNOVER      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM J. FLYNN         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DAVID I. FOLEY             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MICHAEL LARSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: NOLAN LEHMANN               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: W. LEE NUTTER               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: RAMON A. RODRIGUEZ      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ALLAN C. SORENSEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN M. TRANI               ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: MICHAEL W. WICKHAM      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT PUBLIC

 ACCOUNTANTS FOR 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

POLITICAL CONTRIBUTIONS AND EXPENDITURES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RESEARCH IN MOTION LTD

  TICKER:                  N/A                 CUSIP:   760975102

  MEETING DATE:      7/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mike Lazaridis as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Elect James Estill as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Elect David Kerr as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Elect Roger Martin as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Elect John Richardson as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Elect Barbara Stymiest as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Elect John Wetmore as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Re-appoint Ernst & Young LLP as the              ISSUER            YES             FOR                  FOR

Independent Auditors of the Company and authorize the

 Directors to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RESOLUTION LIMITED, ST. PETER PORT

  TICKER:                  N/A                 CUSIP:   G7521S106

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors' report and                   ISSUER            YES             FOR                  FOR

accounts for the FYE 31 DEC 2009 together with the

report of the Auditors

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the FYE 31 DEC 2009

PROPOSAL #3: Re-appointment of Ernst & Young LLP as          ISSUER            YES             FOR                  FOR

the Auditors of the Company until the conclusion of

the next AGM of the Company

PROPOSAL #4: Authorize the Board to determine the              ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #5: Election of Jacques Aigrain, as a                   ISSUER            YES             FOR                  FOR

Director of the Company in accordance with Article

18.2 of the Articles

PROPOSAL #6: Election of Gerardo Arostegui, as a                ISSUER            YES             FOR                  FOR

Director of the Company in accordance with Article

18.2 of the Articles

PROPOSAL #7: Election of Mel Carvill, as a Director          ISSUER            YES             FOR                  FOR

of the Company in accordance with Article 18.2 of the

 Articles

PROPOSAL #8: Election of Gerhard Roggemann, as a                ISSUER            YES             FOR                  FOR

Director of the Company in accordance with Article

18.2 of the Articles

PROPOSAL #9: Re-election of Michael Biggs, who                   ISSUER            YES             FOR                  FOR

retires by rotation at this AGM

PROPOSAL #10: Re-election of Peter Niven, who retires        ISSUER            YES             FOR                  FOR

 by rotation at this AGM

PROPOSAL #11: Approve the election of David Allvey as        ISSUER            YES             FOR                  FOR

 a Director of Friends Provident Holdings (UK) Limited

PROPOSAL #12: Approve the election of Evelyn Bourke          ISSUER            YES             FOR                  FOR

as a Director of Friends Provident Holdings (UK)

PROPOSAL #13: Approve the election of Clive Cowdery          ISSUER            YES             FOR                  FOR

as a Director of Friends Provident Holdings (UK)

PROPOSAL #14: Approve the election of Nicholas Lyons         ISSUER            YES             FOR                  FOR

as a Director of Friends Provident Holdings (UK)

Limited

PROPOSAL #15: Approve the election of Trevor Matthews        ISSUER            YES             FOR                  FOR

 as a Director of Friends Provident Holdings (UK)

Limited

PROPOSAL #16: Approve the election of Robin Phipps as        ISSUER            YES             FOR                  FOR

 a Director of Friends Provident Holdings (UK) Limited

PROPOSAL #17: Approve the election of Gerhard                     ISSUER            YES             FOR                  FOR

Roggemann as a Director of Friends Provident Holdings

 (UK) Limited

PROPOSAL #18: Approve the election of Derek Ross as a        ISSUER            YES             FOR                  FOR

 Director of Friends Provident Holdings (UK) Limited

PROPOSAL #19: Approve the election of John Tiner as a        ISSUER            YES             FOR                  FOR

 Director of Friends Provident Holdings (UK) Limited

PROPOSAL #20: Approve the election of Sir Malcolm              ISSUER            YES             FOR                  FOR

Williamson as a Director of Friends Provident

Holdings (UK) Limited

PROPOSAL #21: Declare a final dividend of 2.72p per          ISSUER            YES             FOR                  FOR

share on the ordinary shares of the Company

PROPOSAL #22: Authorize the Board, conditional upon          ISSUER            YES             FOR                  FOR

Resolution 23 being passed, to issue shares in the

Company, and to grant rights to subscribe for or

convert any security into shares in the Company, in

accordance with Article 4.3 of the New Articles: up

to a number of 804,150,381 shares in the Company

(such number to be reduced by the number of shares

issued or granted under this resolution in excess of

an equivalent number); and up to a number of

1,608,300,763 shares in the Company (such number to

be reduced by any issues or grants made under this

resolution) solely in connection with an offer by way

 of a rights issue: i) to ordinary shareholders in

proportion (as nearly as may be practicable) to their

 existing holdings; and ii) to holders of other

shares or securities, as required by the rights of

those securities or as the Board otherwise considers

necessary, and so that the Board may impose any

limits or restrictions and make any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, legal,

 regulatory or practical problems in, or under the

laws of, any territory or any other matter; Authority

 expires the earlier at the end of next year's AGM or

 15 months after the date of this resolution]; and

the Company may make offers and enter into agreements

 which would, or might, require shares to be issued

or rights to subscribe for or convert securities into

 shares to be granted after the authority ends and

the Board may issue shares or grant rights to

subscribe for or convert securities into shares under

 any such offer or agreement as if the authority had

PROPOSAL #S.23: Adopt the Articles of Incorporation          ISSUER            YES             FOR                  FOR

(the New Articles) as specified, as the Articles of

Incorporation of the Company in substitution for, and

 to the exclusion of, the existing Articles of

Incorporation (the Articles)

PROPOSAL #S.24: Authorize the Board to dis-apply the         ISSUER            YES             FOR                  FOR

right of shareholders to receive a pre-emptive offer

pursuant to Article 4.13 of the Articles (or, if

Resolution 23 is passed, Article 4.12 of the New

Articles), this power shall be limited to the issue

of up to a number of ordinary shares equal to 5% of

the issued ordinary shares of the Company (as at the

date of this notice of meeting) and [Authority

expires the earlier at the end of the AGM of the

Company held in 2011 or 15 months after the date of

this resolution]; and the Company may make offers,

and enter into agreements, which would, or might,

require ordinary shares to be issued (and treasury

shares to be sold) after the power given to the Board

 pursuant to this resolution ends and the Board may

issue ordinary shares (and sell treasury shares)

under any such offer or agreement as if the power had

PROPOSAL #S.25: Authorize the Company, conditional            ISSUER            YES             FOR                  FOR

upon the ordinary shares of the Company remaining

trading on the main market of the London Stock

Exchange, in accordance with the Companies (Guernsey)

 Law, 2008, as amended (the Law) to make market

acquisitions (as defined in the Law) of ordinary

shares (for cancellation or holding in treasury)

provided that unless a tender offer is made to all

holders of ordinary shares: a) the maximum number of

ordinary shares authorized to be acquired is

241,245,114 ordinary shares (equal to 10% of the

ordinary shares in issue at the date of this notice);

 b) the minimum price which may be paid for an

ordinary share is GBP 0.01 per ordinary share; and c)

 the maximum price which may be paid for an ordinary

share is not more than the higher of: i) 5% above the

 average market value of the Company's ordinary

shares for the 5 business days prior to the day the

purchase is made; and ii) the higher of the price of

the last independent trade and the highest current

independent bid on the trading venue where the

purchase is carried out [Authority expires the

earlier at the end of the AGM of the Company held in

2011 or 15 months after the date of this resolution]

PROPOSAL #S.26: Authorize the Directors of the                   ISSUER            YES             FOR                  FOR

Company, subject to Resolution 23 is passed, in

accordance with Article 34.16 of the new Articles, to

 make and implement an offer to the ordinary

shareholders of the Company (excluding any member of

the Company holding shares as treasury shares), to

the extent and in the manner determined by the

Directors of the Company, to elect to receive new,

fully paid, ordinary shares in the Company instead of

 cash in respect of the whole (or part, if determined

 by the Directors of the Company) of any interim or

final dividend declared and/or paid by the Company on

 or before 18 MAY 2015, including the final dividend

proposed in Resolution 21; and b) for the purposes of

 any offer made pursuant to paragraph (a) of this

Resolution 26, to capitalize such amount standing to

the credit of any of the Company's reserves or funds

available for capitalization (including the retained

earnings account) as may be necessary and are further

 authorized to apply the same in paying up and

issuing new ordinary shares in the Company to the

ordinary shareholders who have validly accepted such

an offer in accordance with their respective

entitlements, which ordinary shares shall be issued

in accordance with Article 34.16.6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RESONA HOLDINGS, INC.

  TICKER:                  N/A                 CUSIP:   J6448E106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Company's              ISSUER            YES             FOR                  FOR

Location to Koto-ku, Tokyo, Eliminate Articles

Related to Class 9 Preferred Shares and Class 9

Preferred Shareholders Meetings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REUNERT LTD

  TICKER:                  N/A                 CUSIP:   S69566156

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the annual financial statements             ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Elect Mr. B.P. Connellan as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Elect Mr. K.J. Makwetla as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Elect Ms. K. Mzondeki as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Elect Mr. G.J. Oosthuizen as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Elect Mr. R. van Rooyen as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Deloitte & Touche as an                     ISSUER            YES             FOR                  FOR

Independent Auditor of the Company and appoint Ms.

Manuela Krog as an Individual Designated Auditor to

hold office for the ensuing year

PROPOSAL #5.O.1: Approve the reservation of shares            ISSUER            YES         AGAINST           AGAINST

for the 1985 Reunert Share Option Scheme

PROPOSAL #6.O.2: Approve the reservation of share for        ISSUER            YES         AGAINST           AGAINST

 the Reunert 2006 Option Scheme

PROPOSAL #7.O.3: Approve the Executive Remuneration          ISSUER            YES         AGAINST           AGAINST

Policy

PROPOSAL #8.O.4: Amend the Rules of the Reunert 2006         ISSUER            YES         AGAINST           AGAINST

Option Scheme

PROPOSAL #9.S.1: Grant a general authority to                     ISSUER            YES             FOR                  FOR

repurchase shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REXAM PLC

  TICKER:                  N/A                 CUSIP:   G1274K113

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Annual Report for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #2: Approve the Remuneration Report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare the 2009 final dividend on the          ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #4: Re-elect Peter Ellwood as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Graham Chipchase as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect David Robbie as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-elect Carl Symon as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Noreen Doyle as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect John Langston as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Wolfgang Meusburger as Director      ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Jean-Pierre Rodier as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #12: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as Auditors and authorize the Directors to determine

PwCs remuneration

PROPOSAL #13: Authorize the Directors to allot shares        ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities for cash

PROPOSAL #S.15: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its own ordinary shares

PROPOSAL #S.16: Grant authority to call a general              ISSUER            YES             FOR                  FOR

meeting on not less than 14 clear days notice

PROPOSAL #S.17: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  REYNOLDS AMERICAN INC.

  TICKER:                  RAI                 CUSIP:   761713106

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARTIN D. FEINSTEIN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SUSAN M. IVEY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LIONEL L. NOWELL, III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NEIL R. WITHINGTON                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS INDEPENDENT AUDITORS

PROPOSAL #03: SHAREHOLDER PROPOSAL ON ELIMINATION OF    SHAREHOLDER        YES             FOR               AGAINST

CLASSIFIED BOARD

PROPOSAL #04: SHAREHOLDER PROPOSAL ON RETENTION OF        SHAREHOLDER        YES         AGAINST               FOR

EQUITY COMPENSATION

PROPOSAL #05: SHAREHOLDER PROPOSAL ON COMMUNICATING      SHAREHOLDER        YES         ABSTAIN           AGAINST

TRUTH

PROPOSAL #06: SHAREHOLDER PROPOSAL ON HUMAN RIGHTS        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROTOCOLS FOR THE COMPANY AND ITS SUPPLIERS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RHB CAPITAL BHD

  TICKER:                  N/A                 CUSIP:   Y7283N105

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Audited financial         ISSUER            YES             FOR                  FOR

statements of the Company for the FYE 31 DEC 2009 and

 the Directors' and the Auditors reports thereon

PROPOSAL #2: Declare a final dividend of 17.45% less         ISSUER            YES             FOR                  FOR

25% income tax in respect of the FYE 31 DEC 2009 as

recommended by the Directors

PROPOSAL #3: Re-elect YBhg Datuk Haji Faisal Siraj as        ISSUER            YES             FOR                  FOR

 the Director, retiring under Article 80 of the

Company's Articles of Association

PROPOSAL #4: Re-elect YBHG Dato' Mohamed Khadar                 ISSUER            YES             FOR                  FOR

Merican as the Director, retiring under Article 80 of

 the Company's Articles of Association

PROPOSAL #5: Re-elect Mr. Mohamed Ali Ahmed Hamad Al         ISSUER            YES             FOR                  FOR

Dhaheri as the Director, retiring under Article 84 of

 the Company's Articles of Association

PROPOSAL #6: Re-elect Mr. Arul Kanda Kandasamy as the        ISSUER            YES             FOR                  FOR

 Director, retiring under Article 84 of the Company's

 Articles of Association

PROPOSAL #7: Re-elect YBHG Dato' Tajuddin Atan as a          ISSUER            YES             FOR                  FOR

Director, retiring under Article 84 of the Company's

Articles of Association

PROPOSAL #8: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

totaling MYR 382,027.40 for the FYE 31 DEC 2009

PROPOSAL #9: Re-appoint Messrs.                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the

Company, to hold office until the conclusion of the

next AGM of the Company, at a remuneration to be

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RHB CAPITAL BHD

  TICKER:                  N/A                 CUSIP:   Y7283N105

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors, subject to the        ISSUER            YES             FOR                  FOR

 passing of Ordinary Resolution 2, to provisionally

allot new ordinary shares of MYR 1.00 each in RHB

capital [RHB Capital Share(s) or Share(s)] in the

Record of Depositors of RHB Capital on an entitlement

 date to the determine by the Board of Directors of

the Company [Board] on a basis of entitlement and at

an issue price to be determined at the Board's

discretion and announced later and that the Rights

Shares shall, upon allotment and issue, be of the

same class and rank pari passu in all respects with

the then existing RHB Capital Shares, save and except

 that they shall not be entitled to any dividends,

rights, allotments and/or any other distributions,

the entitlement date of which precedes the date of

allotment of the rights shares, for the purposes

hereof, entitlement date means the date as at the

close of business on which shareholders of the

Company must be registered in the Record of

Depositors in order to participate in any dividends,

rights, allotments or other distributions; to deal

with any fractional entitlements of the rights

shares, if any, in such manner as the Board in its

absolute discretion deems fit and in the best

interest of the Company; to allot any unsubscribed

rights shares applied for by the entitled

shareholders of RHB Capital and/or their renounce(s)

on a fair and equitable basis and in such manner as

the Board in its absolute discretion deems fit or

expedient and in the best interest of the Company; to

 utilize the proceeds from the proposed rights issue

for such purposes and in such manner as set our in

Section 5 of the Circular to shareholders of the

Company dated 04 MAY 2010 and authorize the Board to

revise the utilization of proceeds as it may deem fit

 or expedient, if necessary; and to do or procure to

be done all acts, deeds and things and to execute,

sign or deliver on behalf of the Company all such

documents as it may deem necessary, expedient and/or

appropriate to give full effect to and complete the

proposed rights issue with full power to make and/or

assent to any condition, modification, variation

and/or amendment thereto as the Board may deem fit in

PROPOSAL #2.: Approve the authorized share capital of        ISSUER            YES             FOR                  FOR

 the Company from MYR 2,500,000,000 comprising

2,500,000,000 RHB Capital Shares to MYR 5,000,000,000

 comprising 5,000,000,000 RHB Capital Shares by the

creation of an additional 2,500,000,000 new RHB

Capital Shares; authorize the Board to do all such

acts and things and to take such steps that are

necessary to give full effect to the proposed

increase in Authorized Share Capital; and amend, in

consequence thereof, the Memorandum of Association of

 the Company and all other relevant documents

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RICHTER GEDEON PLC

  TICKER:                  N/A                 CUSIP:   X3124R133

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors on the 2009 business activities of the

Company and presentation of the draft annual report

prepared in accordance with the Accounting Act

PROPOSAL #2: Receive the report of the Auditor                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Receive the report of the Supervisory            ISSUER            YES             FOR                  FOR

Board including the report of the Audit Committee

PROPOSAL #4: Approve the determination and allocation        ISSUER            YES             FOR                  FOR

 of the 2009 after-tax profit of the Company,

declaration of dividends for the 2009 business year

on the common shares

PROPOSAL #5: Approve the 2009 draft annual report of         ISSUER            YES             FOR                  FOR

the Company prepared in accordance with the

Accounting Act, including the 2009 balance sheet

PROPOSAL #6: Receive the draft report on the 2009              ISSUER            YES             FOR                  FOR

business activities of the Richter Group and

presentation of the Consolidated Report prepared in

accordance with the IFRS

PROPOSAL #7: Report of the Auditor on the draft                 ISSUER            YES             FOR                  FOR

Consolidated Report

PROPOSAL #8: Report of the Supervisory Board                       ISSUER            YES             FOR                  FOR

including the report of the Audit Committee on the

draft Consolidated Report

PROPOSAL #9: Approve the draft 2009 consolidated                ISSUER            YES             FOR                  FOR

report

PROPOSAL #10: Receive the Corporate Governance report        ISSUER            YES             FOR                  FOR

PROPOSAL #11: Authorize the Board of Directors for            ISSUER            YES             FOR                  FOR

the purchase of own shares of the Company

PROPOSAL #12: Amend the Company's statutes                           ISSUER            YES             FOR                  FOR

PROPOSAL #13: Approve the consolidated text of the            ISSUER            YES             FOR                  FOR

Company's statutes

PROPOSAL #14: Election of Members of the Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #15: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 of the Board of Directors

PROPOSAL #16: Approve the remuneration of the Members        ISSUER            YES             FOR                  FOR

 of the Supervisory Board

PROPOSAL #17: Election of the Company's statutory              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #18: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Company's statutory Auditor

PROPOSAL #19: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RICOH COMPANY,LTD.

  TICKER:                  N/A                 CUSIP:   J64683105

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RINNAI CORPORATION

  TICKER:                  N/A                 CUSIP:   J65199101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Substitute Corporate Auditor           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RIO TINTO LTD

  TICKER:                  N/A                 CUSIP:   Q81437107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial report          ISSUER            YES             FOR                  FOR

and the reports of the Directors and the Auditors for

 the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 as specified

PROPOSAL #3: Election of Robert Brown as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Ann Godbehere as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Sam Walsh as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Guy Elliott as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Michael Fitzpatrick as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-elect Lord Kerr as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors of Rio Tinto plc to hold office until

the conclusion of the next AGM at which accounts are

laid before Rio Tinto plc and authorize the Audit

committee to determine the Auditors' remuneration

PROPOSAL #S.10: Grant authority to buybacks by Rio            ISSUER            YES             FOR                  FOR

Tinto Limited of fully paid ordinary shares in Rio

Tinto Limited  Ordinary Shares  in the period

following this approval until  and including  the

date of the Rio Tinto Limited 2011 AGM or 21 APR 2011

  whichever is the later : (a) under one or more off-

market buyback tender schemes in accordance with the

terms as specified; and (b) pursuant to on-market

buybacks by Rio Tinto Limited in accordance with the

Listing Rules of the Australian Securities Exchange,

but only to the extent that the number of Ordinary

Shares bought back pursuant to the authority in this

resolution, whether under any Buyback Tenders or

pursuant to any on-market buybacks, does not in that

period exceed 43.5 million Ordinary Shares

PROPOSAL #S.11: Grant authority to buybacks by Rio            ISSUER            YES             FOR                  FOR

Tinto Limited of Ordinary Shares from Tinto Holdings

Australia Pty Limited  THA  in the period following

this approval until  and including  the date of the

Rio Tinto Limited 2011 AGM or 21 APR 2011  whichever

is the later  upon the terms and subject to the

conditions set out in the draft buyback agreement

between Rio Tinto Limited and THA  entitled 2010 RTL-

THA Agreement , as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RIO TINTO LTD

  TICKER:                  N/A                 CUSIP:   Q81437107

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial report          ISSUER            YES             FOR                  FOR

and the reports of the Directors and the Auditors for

 the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES         AGAINST           AGAINST

YE 31 DEC 2009 as specified in the 2009 annual report

PROPOSAL #3: Election of Robert Brown as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Ann Godbehere as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Sam Walsh as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Guy Elliott as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-election of Michael Fitzpatrick as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-election of Lord Kerr as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors of Rio Tinto Plc to hold office until

the conclusion of the next AGM at which accounts are

laid before Rio Tinto Plc and to authorize the Audit

Committee to determine the Auditor's remuneration

PROPOSAL #S.10: Grant authority to buybacks by Rio            ISSUER            YES             FOR                  FOR

Tinto Limited of fully paid ordinary shares Rio Tinto

 Limited  Ordinary Shares  in the period following

this approval until  and including  the date of the

Rio Tinto Limited 2011 AGM or 21 APR 2011  whichever

is the later : a) under one or more off-market

buyback tender schemes in accordance with terms as

specified  the Buyback Tenders ; and b) pursuant to

on-market buybacks by Rio Tinto Limited in accordance

 with the Listing Rules of the Australian Securities

Exchange, but only to the extent that the number of

ordinary shares bought back pursuant to the authority

 in this Resolution, whether under any buyback

tenders or pursuant to any on-market buybacks, does

not in that period exceed 43.5 million ordinary shares

PROPOSAL #S.11: Grant authority to buybacks by Rio            ISSUER            YES             FOR                  FOR

Tinto Limited of ordinary shares from Tinto Holdings

Australia Pty Limited  THA  in the period following

this approval until  and including  the date of the

Rio Tinto Limited 2011 AGM or 21 APR 2011 whichever

is the later  upon the terms and subject to the

conditions set out in the draft buyback agreement

between Rio Tinto Limited and THA  entitled 2010 RTL-

THA Agreement , as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RIO TINTO PLC

  TICKER:                  N/A                 CUSIP:   G75754104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's financial                       ISSUER            YES             FOR                  FOR

statements and the report of the Directors and

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Recieve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 as set out in the 2009 annual report

PROPOSAL #3: Election of Robert Brown as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Ann Godbehere as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Sam Walsh as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Guy Elliott as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Michael Fitzpatrick as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-elect Lord Kerr as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as Auditors of the Company to hold office until

the conclusion of the next AGM at which accounts are

laid before the Company and to authorize the Audit

Committee to determine the Auditors' remuneration

PROPOSAL #10: Authorize the Directors pursuant to and        ISSUER            YES             FOR                  FOR

 in accordance with Section 551 of the Companies Act

2006  the 2006 Act  to exercise all the powers of the

 Company to allot shares or grant rights to subscribe

 for or convert any securities into shares: i) up to

an aggregate nominal amount of GBP 50,321,000; ii)

comprising equity securities  as specified in the

2006 Act  up to a further nominal amount of GBP

50,321,000 in connection with an offer by way of a

rights issue; such authorities to apply in

substitution for all previous authorities pursuant to

 Section 80 of the Companies Act 1985 and to expire

on the later of 15 APR 2011 and the date of the 2011

AGM but, in each case, so that the Company may make

offers and enter into agreements during this period

which would, or might, require shares to be allotted

or rights to subscribe for or to CONTD..

PROPOSAL #11: Authorize the Directors, subject to the        ISSUER            YES             FOR                  FOR

 passing of Resolution 10 above, to allot equity

securities  as specified in the 2006 Act  wholly for

cash: i) pursuant to the authority given by Paragraph

 (i) of Resolution 10 above or where the allotment

constitutes an allotment of equity securities by

virtue of Section 560(3) of the 2006 Act in each

case: a) in connection with a pre-emptive offer; and

b) otherwise than in connection with a pre-emptive

offer, up to an aggregate nominal amount of GBP

9,803,000; and ii) pursuant to the authority given by

 Paragraph (ii) of Resolution 10 above in connection

with a rights issue, as if Section 561(1) of the 2006

 Act did not apply to any such allotment; such

authority shall expire on the later of 15 APR 2011

and the date of the 2011 AGM, but so that the Company

 may make offers and enter into CONTD..

PROPOSAL #12: Authorize: (a) the Company, Rio Tinto          ISSUER            YES             FOR                  FOR

Limited and any subsidiaries of Rio Tinto Limited, to

 purchase ordinary shares of 10p each issued by the

Company RTP Ordinary Shares , such purchases to be

made in the case of the Company by way of market

purchase  as specified in Section 693 of the 2006 Act

 , provided that this authority shall be limited: i)

so as to expire on the later of 15 APR 2011 and the

date of the 2011 AGM, unless such authority is

renewed prior to that time  except in relation to the

 purchase of RTP ordinary shares, the contract for

which was concluded before the expiry of such

authority and which might be executed wholly or

partly after such expiry ; ii) so that the number of

RTP ordinary shares which may be purchased pursuant

to this authority shall not exceed 152,488,000; iii)

so that the maximum price payable CONTD.

PROPOSAL #13: Approve the general meeting other than         ISSUER            YES             FOR                  FOR

an AGM may be called on not less than 14 clear days

notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RITEK CORP

  TICKER:                  N/A                 CUSIP:   Y7303N101

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: 2009 audited reports                                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The status of re-investment in                     ISSUER             NO              N/A                  N/A

subsidiary

PROPOSAL #A.6: The status of assets impairment                    ISSUER             NO              N/A                  N/A

PROPOSAL #A.7: The status of new shares via private          ISSUER             NO              N/A                  N/A

placement

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.6: Approve the capital injection by                 ISSUER            YES             FOR                  FOR

issuing new shares or global depositary receipt

PROPOSAL #B7.1A: Election of Yeh, Chin -Tai as a                ISSUER            YES             FOR                  FOR

Director, Shareholder No.1

PROPOSAL #B7.1B: Election of Yeh, Chwei - Jing as a          ISSUER            YES             FOR                  FOR

Director, Shareholder No.5

PROPOSAL #B7.1C: Election of Yang, Wei - Fen as a              ISSUER            YES             FOR                  FOR

Director, Shareholder No.14

PROPOSAL #B7.1D: Election of Chungfu Investment Co/          ISSUER            YES             FOR                  FOR

Yang, Tzu-Chiang as a Director, Shareholder No. 46202

PROPOSAL #B7.1E: Election of Chung Yuan Venture                 ISSUER            YES             FOR                  FOR

Capital & Investment International Inc./ Chang, Chao-

Hsiang as a Director, Shareholder No. 566149

PROPOSAL #B7.2A: Election of Chu-Chia Lin as an                 ISSUER            YES             FOR                  FOR

Independent Director, ID No. G120011971

PROPOSAL #B7.2B: Election of Rick Chiang as an                   ISSUER            YES             FOR                  FOR

Independent Director, ID No. S120119640

PROPOSAL #B7.3A: Election of Yeh, Chwei - Sheng as a         ISSUER            YES             FOR                  FOR

Supervisor, Shareholder No. 6

PROPOSAL #B7.3B: Election of Chungkai Investment Co          ISSUER            YES             FOR                  FOR

as a Supervisor, Shareholder No. 520

PROPOSAL #B.8: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.9: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RMB HLDGS LTD

  TICKER:                  N/A                 CUSIP:   S6992P127

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual financial statements        ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Re-elect Gerrit Thomas Ferreira as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Re-elect Lauritz Lanser Dippenaar as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.3: Re-elect Jan Willem Dreyer as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Elect Matthys Hndrik Visser as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Approve the Directors remuneration for         ISSUER            YES             FOR                  FOR

the year to JUN 2009

PROPOSAL #5.: Approve the Directors fees for the year        ISSUER            YES             FOR                  FOR

 to JUN 2010

PROPOSAL #6.: Approve to place 15% of the unissued            ISSUER            YES             FOR                  FOR

ordinary shares under the control of the Directors

PROPOSAL #7.: Grant general authority to issue shares        ISSUER            YES             FOR                  FOR

 for cash

PROPOSAL #8.: Approve the re-appointment of the                 ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #S.1: Grant general authority to repurchase         ISSUER            YES             FOR                  FOR

Company shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROBERT HALF INTERNATIONAL INC.

  TICKER:                  RHI                 CUSIP:   770323103

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANDREW S. BERWICK, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD W. GIBBONS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD M. MESSMER, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARBARA J. NOVOGRADAC                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. PACE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERICK A. RICHMAN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. STEPHEN SCHAUB                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M. KEITH WADDELL                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF AUDITOR.        ISSUER            YES             FOR                  FOR

PROPOSAL #03: PROPOSAL REGARDING ANNUAL PERFORMANCE          ISSUER            YES             FOR                  FOR

BONUS PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROCHE HOLDING LTD

  TICKER:                  N/A                 CUSIP:   H69293217

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the annual report,                ISSUER             NO              N/A                  N/A

annual financial statement and the Group's annual

financial statement for 2009, as well as the

compensation report

PROPOSAL #2.: Resolution on the discharge of the                ISSUER             NO              N/A                  N/A

Members of the Administrative Board

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net profit of Roche Holdings AG

PROPOSAL #4.: Election to the Administrative Board             ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of the Financial Auditor                  ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROCKWELL AUTOMATION, INC.

  TICKER:                  ROK                 CUSIP:   773903109

  MEETING DATE:      2/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BARRY C. JOHNSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.T. MCCORMICK, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KEITH D. NOSBUSCH                                ISSUER            YES             FOR                  FOR

PROPOSAL #B: TO APPROVE THE SELECTION OF DELOITTE &          ISSUER            YES             FOR                  FOR

TOUCHE LLP AS THE CORPORATION'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #C: TO APPROVE AMENDMENTS TO THE                            ISSUER            YES             FOR                  FOR

CORPORATION'S 2008 LONG-TERM INCENTIVES PLAN

DESCRIBED IN THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROCKWELL COLLINS, INC.

  TICKER:                  COL                 CUSIP:   774341101

  MEETING DATE:      2/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: D.R. BEALL                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M. DONEGAN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.J. POLICANO                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE SELECTION OF DELOITTE & TOUCHE LLP         ISSUER            YES             FOR                  FOR

AS OUR AUDITORS FOR FISCAL YEAR 2010.

PROPOSAL #03: THE APPROVAL OF AMENDMENTS TO THE                 ISSUER            YES             FOR                  FOR

CORPORATION'S 2006 LONG-TERM INCENTIVES PLAN.

PROPOSAL #04: REGARDING THE SHAREOWNER PROPOSAL.            SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROCKWOOL INTERNATIONAL A/S, HEDEHUSENE

  TICKER:                  N/A                 CUSIP:   K8254S144

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Board of Directors' report on the                   ISSUER             NO              N/A                  N/A

Company's activities during the past FY

PROPOSAL #2: Approve the presentation of the annual          ISSUER             NO              N/A                  N/A

report together with the Auditors' report

PROPOSAL #3: Adopt the annual report for the past              ISSUER            YES             FOR                  FOR

financial year and grant discharge to the Management

and the Board of Directors from liability

PROPOSAL #4: Approve a dividend for the financial              ISSUER            YES             FOR                  FOR

year 2009 of DKK 9.60 a share of a nominal value of

DKK 10; the dividend will be distributed on 27 APR

2010 following the approval by the general meeting

PROPOSAL #5.1: Re-elect Jan W. Hellene as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Director according to the Company's

Articles of Association for the period lasting until

the next AGM

PROPOSAL #5.2: Re-elect Bjorn Hoi Jensen as a Member         ISSUER            YES             FOR                  FOR

of the Board of Director according to the Company's

Articles of Association for the period lasting until

the next AGM

PROPOSAL #5.3: Re-elect Thomas Kahler as a Member of         ISSUER            YES             FOR                  FOR

the Board of Director according to the Company's

Articles of Association for the period lasting until

the next AGM

PROPOSAL #5.4: Re-elect Henrik Elliot Nyegaard as a          ISSUER            YES             FOR                  FOR

Member of the Board of Director according to the

Company's Articles of Association for the period

lasting until the next AGM

PROPOSAL #5.5: Re-election of Henrik Elliot Nyegaard         ISSUER            YES             FOR                  FOR

as a Board of Directors according to the Company's

Articles of Association for a period lasting until

the next AGM

PROPOSAL #5.6: Re-elect Steen Riisgaard as a Member          ISSUER            YES             FOR                  FOR

of the Board of Director according to the Company's

Articles of Association for the period lasting until

the next AGM

PROPOSAL #6: Re-elect Ernst & Young, Godkendt                     ISSUER            YES             FOR                  FOR

Revisionspartnersel-skab as the Auditors

PROPOSAL #7.a: Approve the remuneration for the year         ISSUER            YES         AGAINST           AGAINST

2010/2011 of the Board of Directors

PROPOSAL #7.b: Authorize the Board of Directors to            ISSUER            YES         AGAINST           AGAINST

let the Company acquire own shares, during the period

 until the next AGM, Class A shares as well as Class

B shares, of a total nominal value of up to 10% of

the Company's share capital, provided that the price

of the shares at the time of purchase does not

deviate by more than 10% from the most recent listed

PROPOSAL #7c.1: Amend the Articles of Association              ISSUER            YES             FOR                  FOR

required under the new Companies Act as follows:

amended terminology whereby the Danish term aktiebog

(i.e. register of shareholders) is replaced by the

term ejerbog; the Danish term aktier (i.e. shares) is

 replaced by the term ejerbeviser; and references to

the aktieselskabsloven (i.e. the Danish Public

Companies Act) is replaced by the term selskabsloven

(i.e. the Companies Act) or merely by the term loven

(i.e. the Act); and approve the specified

modifications to Articles 08.d, 08.e, 08.g, 9.c, 11.b

 and 11.a

PROPOSAL #7c.2: Approve the consequential amendments,        ISSUER            YES             FOR                  FOR

 of an orderly or procedural nature, for the

following Articles: 02, 08.e, 08.f, 12, 9.e, 10.e,

22, 04.f (reference to articles 06 and 11), 10.a to

10.c and 20, including alignment with the new

Companies Act, various editorial amendments,

including amendment of VP Securities Services to a

central securities service (articles 04.g and 07),

amendment of of to in 08.a and the renumbering other

Articles as a consequence of the above amendments

PROPOSAL #7c.3: Approve that the specified provision         ISSUER            YES             FOR                  FOR

is included in the Articles of Association (Article

11) concerning the possibility for the Company and

shareholders to communicate electronically

PROPOSAL #7c.4: Approve that the provision concerning        ISSUER            YES             FOR                  FOR

 the place of general meetings is changed from the

municipality of the registered office of the company

or in the municipalities of Roskilde or Copenhagen to

 on Zealand (Article 08.b)

PROPOSAL #7c.5: Approve that the quorum requirement          ISSUER            YES             FOR                  FOR

in Article 10.b is changed from 2/3 to 40% of the

Company's total votes; moreover, it is specified that

 the quorum requirement applies to decisions that,

pursuant to the Companies Act, must be adopted by the

 general meeting by 2/3 or more of the votes

PROPOSAL #7.d: Authorize the Chairman of the meeting         ISSUER            YES             FOR                  FOR

to notify the Danish Commerce and Companies Agency of

 the resolutions passed at the general meeting and to

 make any necessary changes to the documents filed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROHM COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   J65328122

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROLLS-ROYCE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7630U109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Directors's report and                 ISSUER            YES             FOR                  FOR

financial statements for the YE 31 DEC 2009

PROPOSAL #2: Approve the Director's remuneration                ISSUER            YES             FOR                  FOR

report for the YE DEC 31 2009

PROPOSAL #3: Re-elect Peter Byrom as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4: Re-elect Professor Peter Gregson as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Re-elect Helen Alexander as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Re-elect Dr. John McAdam as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7: Re-elect Andrew Shilston as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Re-appoint the Auditors and to authorize        ISSUER            YES             FOR                  FOR

 the Directors to agree their remuneration

PROPOSAL #9: Authorize the allotment and issue of              ISSUER            YES             FOR                  FOR

Company Shares

PROPOSAL #10: Authorize political donations and                 ISSUER            YES             FOR                  FOR

political expenditure

PROPOSAL #S.11: Approve to accept new Articles of              ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.12: Authorize the Directors to call                 ISSUER            YES             FOR                  FOR

general meetings on not less than 14 clear day's

PROPOSAL #S.13: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to display pre-emption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own Ordinary Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROSS STORES, INC.

  TICKER:                  ROST               CUSIP:   778296103

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL J. BUSH                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NORMAN A. FERBER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY L. QUESNEL                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JANUARY 29, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROSTELECOM LONG DISTANCE &  INTL TELECOMMUNICATION

  TICKER:                  N/A                 CUSIP:   X7367F102

  MEETING DATE:      5/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the early termination of powers         ISSUER             NO              N/A                  N/A

to the Board of Directors

PROPOSAL #2.1: Election of Ballo Anatoliy as the                ISSUER             NO              N/A                  N/A

Board of Director

PROPOSAL #2.2: Election of Bondarik Vladimar as a              ISSUER             NO              N/A                  N/A

Board of Director

PROPOSAL #2.3: Election of Verem'yanova Valentina as         ISSUER             NO              N/A                  N/A

a Board of Director

PROPOSAL #2.4: Election of Kudimov Uriy as a Board of        ISSUER             NO              N/A                  N/A

 Director

PROPOSAL #2.5: Election of Kuznecov Sergey as a Board        ISSUER             NO              N/A                  N/A

 of Director

PROPOSAL #2.6: Election of Leshenko Mikhail as a                ISSUER             NO              N/A                  N/A

Board of Director

PROPOSAL #2.7: Election of Lokotkov Aleksey as a                ISSUER             NO              N/A                  N/A

Board of Director

PROPOSAL #2.8: Election of Malofeev Konstantin as a          ISSUER             NO              N/A                  N/A

Board of Director

PROPOSAL #2.9: Election of Poluboyarinov Mikhail as a        ISSUER             NO              N/A                  N/A

 Board of Director

PROPOSAL #2.10: Election of Provotorov Aleksandr as a        ISSUER             NO              N/A                  N/A

 Board of Director

PROPOSAL #2.11: Election of Rodionov Ivan as a Board         ISSUER             NO              N/A                  N/A

of Director

PROPOSAL #2.12: Election of Savchenko Viktor as a              ISSUER             NO              N/A                  N/A

Board of Director

PROPOSAL #2.13: Election of Surkov Uriy as a Board of        ISSUER             NO              N/A                  N/A

 Director

PROPOSAL #2.14: Election of Tikhonov Anatoliy as a            ISSUER             NO              N/A                  N/A

Board of Director

PROPOSAL #2.15: Election of Umnova Elena as a Board          ISSUER             NO              N/A                  N/A

of Director

PROPOSAL #2.16: Election of Yurchenko Evgeniy as a            ISSUER             NO              N/A                  N/A

Board of Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROSTELECOM LONG DISTANCE &  INTL TELECOMMUNICATION

  TICKER:                  N/A                 CUSIP:   X7367F102

  MEETING DATE:      6/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report, balance                 ISSUER            YES             FOR                  FOR

sheet, including profit and loss statement and

accounts, for the year 2009

PROPOSAL #2: Approve the profit distribution                       ISSUER            YES             FOR                  FOR

including dividend payment at RUB 1.4002 per ordinary

 share and RUB 2.1005 per preferred share for the

PROPOSAL #3: Election of the Board of Directors                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Election of the Audit Commission                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Approve the External Auditor for the              ISSUER            YES             FOR                  FOR

year 2010

PROPOSAL #6: Approve the determine the upper limit of        ISSUER            YES             FOR                  FOR

 declared shares of the Company and the amendments to

 the Company Charter

PROPOSAL #7: Approve the reorganization in form of            ISSUER            YES             FOR                  FOR

affiliation to Rostelecom of the telecommunications

Companies

PROPOSAL #8: Approve the amendments 2 to the Company         ISSUER            YES             FOR                  FOR

Charter

PROPOSAL #9: Approve the amendments 3 to the Company         ISSUER            YES             FOR                  FOR

Charter

PROPOSAL #10: Approve the new edition of regulations         ISSUER            YES             FOR                  FOR

on general meetings

PROPOSAL #11: Approve the new edition of regulations         ISSUER            YES             FOR                  FOR

of Board of Directors

PROPOSAL #12: Approve the interested parties                       ISSUER            YES             FOR                  FOR

transactions

PROPOSAL #13: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

of Directors the shareholders who vote against the

reorganization of the Company or do not participate

in voting will be granted with the right to sell the

shares owned by them back to the Company, the

repurchase price is fixed at RUB 86.21 per ordinary

share and RUB 86.21 per preferred share, if the funds

 needed for the repurchase of the total amount of

shares represented by shareholders repurchase demands

 exceed 10% of the Company's net assets, the demands

will be executed on pro rata basis, 20% tax can be

withheld from tender proceed of non resident

shareholder in case the immovable property value of

the issuer Company is more then 50% of Company's

assets value

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROWAN COMPANIES, INC.

  TICKER:                  RDC                 CUSIP:   779382100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM T. FOX III      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: SIR GRAHAM HEARNE        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: H.E. LENTZ                    ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: P. DEXTER PEACOCK        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVE AMENDMENTS TO THE COMPANY'S              ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE

ALL SUPERMAJORITY VOTING REQUIREMENTS.

PROPOSAL #03: RATIFY THE APPOINTMENT OF DELOITTE &            ISSUER            YES             FOR                  FOR

TOUCHE LLP AS INDEPENDENT AUDITORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL & SUN ALLIANCE INS GROUP PLC

  TICKER:                  N/A                 CUSIP:   G7705H116

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the 2009 annual report and accounts      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-elect George Culmer                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Simon Lee                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Noel Harwerth                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Malcolm Le May                                     ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Edward Lea                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect John Maxwell                                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve to determine the Auditors                 ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #11: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #S.12: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Approve the notice period for general        ISSUER            YES             FOR                  FOR

 meetings

PROPOSAL #14: Grant authority for the Group to make          ISSUER            YES             FOR                  FOR

donations to political parties independent election

candidates and political organisations and to incur

political expenditure

PROPOSAL #15: Approve to permit the Directors to                ISSUER            YES             FOR                  FOR

allot further shares

PROPOSAL #S.16: Approve to relax the restrictions              ISSUER            YES             FOR                  FOR

which normally apply when ordinary shares are issued

for cash

PROPOSAL #S.17: Authorize the Company to buy back up         ISSUER            YES             FOR                  FOR

to 10% of issued ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BANK OF CANADA, TORONTO ON

  TICKER:                  N/A                 CUSIP:   780087102

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect W.G. Beattie as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Elect D.T. Elix as a Director                       ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Elect J.T. Ferguson as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Elect P. Gauthier as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Elect T.J. Hearn as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Elect A.D. Laberge as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Elect J. Lamarre as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Elect B.C. Louie as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Elect M.H. McCain as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Elect G.M. Nixon as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Elect D.P. O'Brien as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Elect J.P. Reinhard as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Elect E. Sonshine as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Elect K.P. Taylor as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Elect V.L. Young as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint Deloitte & Touche LLP as the              ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #3: Approve the advisory resolution to                 ISSUER            YES             FOR                  FOR

accept the approach to executive compensation as

PROPOSAL #4: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve to submit to the vote

of the shareholders more candidates than the number

of vacancies on the Board

PROPOSAL #5: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve the annual report and

the Management as specified the pay ratios of, first,

 the total compensation of the Chief Executive

Officer, and secondly, the total compensation of the

5 Named Executive Officers, to the average total

compensation of employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BANK OF SCOTLAND GROUP PLC, EDINBURGH

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the accession to the Asset                ISSUER            YES             FOR                  FOR

Protection Scheme and the issue of B Shares and a

Dividend Access Share

PROPOSAL #2.: Authorize the allotment of the B                   ISSUER            YES             FOR                  FOR

Shares, Dividend Access Share and Ordinary Shares

PROPOSAL #3.: Grant authority for the capitalization         ISSUER            YES             FOR                  FOR

of reserves and the consolidation and division of

share capital and/or sub-division of shares

PROPOSAL #4.: Approve and adopt the rules of the RBS         ISSUER            YES             FOR                  FOR

2010 Deferral Plan

PROPOSAL #5.: Approve the removal of the authorized          ISSUER            YES             FOR                  FOR

share capital and other amendments to the Articles of

 Association

PROPOSAL #6.: Approve to disapply pre-emption rights         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BK SCOTLAND GROUP PLC

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the accounts for the        ISSUER            YES             FOR                  FOR

 FYE 31 DEC 2009 and the reports of the Directors and

 the Auditors thereon

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

contained within the report and accounts for the FYE

PROPOSAL #3: Election of Sir Sandy Crombie as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Bruce Van Saun as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of Philip Scott as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Penny Hughes as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Brendan Nelson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-election of Joe Machale a'S a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-election of Philip Hampton as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10: Re-appoint  Deloitte LLP as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #11: Authorize the Audit Committee to fix            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #12: Approve to renew the Directors                       ISSUER            YES             FOR                  FOR

authority to allot ordinary shares

PROPOSAL #S.13: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority to allot shares on a non-pre-emptive basis

PROPOSAL #14: Approve the consolidation and sub-                ISSUER            YES             FOR                  FOR

division of shares

PROPOSAL #S.15: Approve to permit the holding of                ISSUER            YES             FOR                  FOR

general meetings at 14 days notice

PROPOSAL #16: Approve the RBS 2010 Long Term                       ISSUER            YES             FOR                  FOR

Incentive Plan

PROPOSAL #17: Approve to renew the Employee Share              ISSUER            YES             FOR                  FOR

Ownership Plan

PROPOSAL #S.18: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #19: Grant authority for the political                 ISSUER            YES             FOR                  FOR

donations and expenditure by the Company in terms of

Section 366 of the Companies Act 2006

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL BK SCOTLAND GROUP PLC

  TICKER:                  N/A                 CUSIP:   G76891111

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the Terms of the Conditional          ISSUER            YES             FOR                  FOR

Repurchase Agreement and the Argon Conditional

Repurchase Agreement

PROPOSAL #S.2: Amend Articles of Association                       ISSUER            YES             FOR                  FOR

PROPOSAL #S.3: Amend Articles of Association                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL CARIBBEAN CRUISES LTD.

  TICKER:                  RCL                 CUSIP:   V7780T103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM L. KIMSEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERT W. MUNTHE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS J. PRITZKER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BERNT REITAN                                         ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AN ADDITIONAL 6,000,000              ISSUER            YES             FOR                  FOR

SHARES FOR ISSUANCE UNDER THE COMPANY'S 2008 EQUITY

INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S PRINCIPAL

 INDEPENDENT AUDITOR FOR 2010.

PROPOSAL #04: THE SHAREHOLDER PROPOSAL SET FORTH IN      SHAREHOLDER        YES         AGAINST               FOR

THE ACCOMPANYING PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  N/A                 CUSIP:   G7690A100

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts          ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009, together with the Directors'

 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, set out in the annual report and

accounts 2009 and summarized in the annual review and

 Summary financial Statements 2009

PROPOSAL #3.: Appointment of Charles O. Holliday as a        ISSUER            YES             FOR                  FOR

 Director of the Company with effect from 01 SEP 2010

PROPOSAL #4.: Re-appointment of Josef Ackermann as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-appointment of Malcolm Brinded as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Simon Henry as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appointment Lord Kerr of Kinlochard         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #8.: Re-appointment Wim Kok as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-appointment of Nick Land as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-appointment of Christine Morin-               ISSUER            YES             FOR                  FOR

Postel as a Director of the Company

PROPOSAL #11.: Re-appointment of Jorma Ollila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #12.: Re-appointment of Jeroen van der Veer         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #13.: Re-appointment of Peter Voser as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #14.: Re-appointment of Hans Wijers as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #15.: Re-appointment of                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company

PROPOSAL #16.: Authorize the Board to settle the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #17.: Authorize the Board, in substitution          ISSUER            YES             FOR                  FOR

for all subsisting authorities, to allot shares in

the Company and to grant rights to subscribe for or

convert any security into shares in the Company up to

 a nominal amount of EUR 145 million; [Authority

expires at the earlier of the end of next year's AGM

or the close of business on 18 AUG 2011]; but, in

each case, during this period the Company may make

offers and enter into agreements which would, or

might, require shares to be allotted or rights to

subscribe for or convert securities into shares to be

 granted after the authority ends and the Board may

allot shares or grant rights to subscribe for or

convert securities into shares under any such offer

or agreement as if the authority had not ended

PROPOSAL #S.18: Authorize the Board, that if                       ISSUER            YES             FOR                  FOR

Resolution 17 is passed, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, or legal or practical

problems arising in any overseas territory, the

requirements of any regulatory body or stock exchange

 or any other matter whatsoever; and (B) in the case

of the authority granted under Resolution 17 and/or

in the case of any sale of treasury shares for cash,

to the allotment (otherwise than under paragraph (A)

above) of equity securities or sale of treasury

shares up to a nominal amount of EUR 21 million;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but, in each case, during this period the Company may

 make offers and enter into agreements which would,

or might, require equity securities to be allotted

(and treasury shares to be sold) after the power

ends, and the Board may allot equity securities (and

sell treasury shares) under any such offer or

PROPOSAL #S.19: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of its

ordinary shares of EUR 0.07 each (Ordinary Shares),

such power to be limited: (A) to a maximum number of

624 million Ordinary Shares; (B) by the condition

that the minimum price which may be paid for an

Ordinary Share is EUR 0.07 and the maximum price

which may be paid for an Ordinary Share is the higher

 of: (i) an amount equal to 5% above the average

market value of an Ordinary Share for the five

business days immediately preceding the day on which

that Ordinary Share is contracted to be purchased;

and (ii) the higher of the price of the last

independent trade and the highest current independent

 bid on the trading venues where the purchase is

carried out, in each case, exclusive of expenses;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but in each case so that the Company may enter into a

 contract to purchase Ordinary Shares which will or

may be completed or executed wholly or partly after

the power ends and the Company may purchase Ordinary

Shares pursuant to any such contract as if the power

PROPOSAL #20.: Authorize the Directors, pursuant                ISSUER            YES             FOR                  FOR

Article 129 of the Company's Articles of Association,

 to offer ordinary shareholders (excluding any

shareholder holding shares as treasury shares) the

right to choose to receive extra ordinary shares,

credited as fully paid up, instead of some or all of

any cash dividend or dividends which may be declared

or paid at any time after the date of the passing of

this resolution and prior to or on 18 MAY 2015

PROPOSAL #21.: Authorize the Company, in accordance          ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 and in

substitution for any previous authorities given to

the Company (and its subsidiaries), (and all

companies that are subsidiaries of the Company at any

 time during the period for which this resolution has

 effect) to: (A) make political donations to

political organisations other than political parties

not exceeding GBP 200,000 in total per annum; and (B)

 incur political expenditure not exceeding GBP

200,000 in total per annum; [Authority expires at the

 earlier of beginning with the date of the passing of

 this resolution and ending on 30 JUN 2011 or at the

conclusion of the next AGM of the Company]; in this

resolution, the terms political donation, political

parties, political organisation and political

expenditure have the meanings given to them by

Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.22: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company produced to the meeting and as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         ABSTAIN           AGAINST

 SHAREHOLDER PROPOSAL: Approve in order to address

our concerns for the long term success of the Company

 arising from the risks associated with oil sands, we

 as shareholders of the Company direct that the Audit

 Committee or a Risk Committee of the Board

commissions and reviews a report setting out the

assumptions made by the Company in deciding to

proceed with oil sands projects regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods the findings of the report and review

should be reported to investors in the Business

Review section of the Company's Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL DUTCH SHELL PLC

  TICKER:                  N/A                 CUSIP:   G7690A118

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's annual accounts          ISSUER            YES             FOR                  FOR

for the FYE 31 DEC 2009, together with the Directors'

 report and the Auditors' report on those accounts

PROPOSAL #2.: Approve the remuneration report for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, set out in the annual report and

accounts 2009 and summarized in the annual review and

 Summary financial Statements 2009

PROPOSAL #3.: Appointment of Charles O. Holliday as a        ISSUER            YES             FOR                  FOR

 Director of the Company with effect from 01 SEP 2010

PROPOSAL #4.: Re-appointment of Josef Ackermann as a         ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #5.: Re-appointment of Malcolm Brinded as a         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #6.: Re-appointment Simon Henry as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #7.: Re-appointment Lord Kerr of Kinlochard         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #8.: Re-appointment Wim Kok as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #9.: Re-appointment of Nick Land as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-appointment of Christine Morin-               ISSUER            YES             FOR                  FOR

Postel as a Director of the Company

PROPOSAL #11.: Re-appointment of Jorma Ollila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #12.: Re-appointment of Jeroen van der Veer         ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #13.: Re-appointment of Peter Voser as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #14.: Re-appointment of Hans Wijers as a              ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #15.: Re-appointment of                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company

PROPOSAL #16.: Authorize the Board to settle the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors for 2010

PROPOSAL #17.: Authorize the Board, in substitution          ISSUER            YES             FOR                  FOR

for all subsisting authorities, to allot shares in

the Company and to grant rights to subscribe for or

convert any security into shares in the Company up to

 a nominal amount of EUR 145 million; [Authority

expires at the earlier of the end of next year's AGM

or the close of business on 18 AUG 2011]; but, in

each case, during this period the Company may make

offers and enter into agreements which would, or

might, require shares to be allotted or rights to

subscribe for or convert securities into shares to be

 granted after the authority ends and the Board may

allot shares or grant rights to subscribe for or

convert securities into shares under any such offer

or agreement as if the authority had not ended

PROPOSAL #S.18: Authorize the Board, that if                       ISSUER            YES             FOR                  FOR

Resolution 17 is passed, to allot equity securities

(as defined in the Companies Act 2006) for cash under

 the authority given by that resolution and/or to

sell ordinary shares held by the Company as treasury

shares for cash as if Section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: (A) to the allotment of

equity securities and sale of treasury shares for

cash in connection with an offer of, or invitation to

 apply for, equity securities: (i) to ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, or legal or practical

problems arising in any overseas territory, the

requirements of any regulatory body or stock exchange

 or any other matter whatsoever; and (B) in the case

of the authority granted under Resolution 17 and/or

in the case of any sale of treasury shares for cash,

to the allotment (otherwise than under paragraph (A)

above) of equity securities or sale of treasury

shares up to a nominal amount of EUR 21 million;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but, in each case, during this period the Company may

 make offers and enter into agreements which would,

or might, require equity securities to be allotted

(and treasury shares to be sold) after the power

ends, and the Board may allot equity securities (and

sell treasury shares) under any such offer or

PROPOSAL #S.19: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases (as defined in

Section 693(4) of the Companies Act 2006) of its

ordinary shares of EUR 0.07 each (Ordinary Shares),

such power to be limited: (A) to a maximum number of

624 million Ordinary Shares; (B) by the condition

that the minimum price which may be paid for an

Ordinary Share is EUR 0.07 and the maximum price

which may be paid for an Ordinary Share is the higher

 of: (i) an amount equal to 5% above the average

market value of an Ordinary Share for the five

business days immediately preceding the day on which

that Ordinary Share is contracted to be purchased;

and (ii) the higher of the price of the last

independent trade and the highest current independent

 bid on the trading venues where the purchase is

carried out, in each case, exclusive of expenses;

[Authority expires at the earlier of the end of next

year's AGM or the close of business on 18 AUG 2011];

but in each case so that the Company may enter into a

 contract to purchase Ordinary Shares which will or

may be completed or executed wholly or partly after

the power ends and the Company may purchase Ordinary

Shares pursuant to any such contract as if the power

PROPOSAL #20.: Authorize the Directors, pursuant                ISSUER            YES             FOR                  FOR

Article 129 of the Company's Articles of Association,

 to offer ordinary shareholders (excluding any

shareholder holding shares as treasury shares) the

right to choose to receive extra ordinary shares,

credited as fully paid up, instead of some or all of

any cash dividend or dividends which may be declared

or paid at any time after the date of the passing of

this resolution and prior to or on 18 MAY 2015

PROPOSAL #21.: Authorize the Company, in accordance          ISSUER            YES             FOR                  FOR

with Section 366 of the Companies Act 2006 and in

substitution for any previous authorities given to

the Company (and its subsidiaries), (and all

companies that are subsidiaries of the Company at any

 time during the period for which this resolution has

 effect) to: (A) make political donations to

political organisations other than political parties

not exceeding GBP 200,000 in total per annum; and (B)

 incur political expenditure not exceeding GBP

200,000 in total per annum; [Authority expires at the

 earlier of beginning with the date of the passing of

 this resolution and ending on 30 JUN 2011 or at the

conclusion of the next AGM of the Company]; in this

resolution, the terms political donation, political

parties, political organisation and political

expenditure have the meanings given to them by

Sections 363 to 365 of the Companies Act 2006

PROPOSAL #S.22: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company produced to the meeting and as

specified, in substitution for, and to the exclusion

of, the existing Articles of Association

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         ABSTAIN           AGAINST

 SHAREHOLDER PROPOSAL: Approve in order to address

our concerns for the long term success of the Company

 arising from the risks associated with oil sands, we

 as shareholders of the Company direct that the Audit

 Committee or a Risk Committee of the Board

commissions and reviews a report setting out the

assumptions made by the Company in deciding to

proceed with oil sands projects regarding future

carbon prices, oil price volatility, demand for oil,

anticipated regulation of greenhouse gas emissions

and legal and reputational risks arising from local

environmental damage and impairment of traditional

livelihoods. The findings of the report and review

should be reported to investors in the Business

Review section of the Company’s Annual Report

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ROYAL PHILIPS ELECTRONICS NV, EINDHOVEN

  TICKER:                  N/A                 CUSIP:   N6817P109

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Speech President                                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.A: Adopt the 2009 financial statements             ISSUER            YES             FOR                  FOR

PROPOSAL #2.B: Explanation of corporate governance            ISSUER             NO              N/A                  N/A

structure

PROPOSAL #2.C: Explanation of policy on additions to         ISSUER             NO              N/A                  N/A

reserves and dividends

PROPOSAL #2.D: Adopt a dividend of EUR 0.70 per                 ISSUER            YES             FOR                  FOR

common share in cash or shares, at the option of the

shareholder, against the net income for 2009 and the

retained earnings of the Company

PROPOSAL #2.E: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Management for their responsibilities

PROPOSAL #2.F: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Supervisory Board for their responsibilities

PROPOSAL #3.A: Re-appointment of MR. G.H.A. Dutine as        ISSUER            YES             FOR                  FOR

 the Member of the Board of Management of the Company

 with effect from 01 APR 2010

PROPOSAL #3.B: Re-appointment of Mr. R.S. Provoost as        ISSUER            YES             FOR                  FOR

 the Member of the Board of Management of the Company

 with effect from 01 APR 2010

PROPOSAL #3.C: Re-appointment of Mr. A. Ragnetti as          ISSUER            YES             FOR                  FOR

the Member of the Board of Management of the Company

with effect from 01 APR 2010

PROPOSAL #3.D: Re-appointment of Mr. S.H. Rusckowski         ISSUER            YES             FOR                  FOR

as the Member of the Board of Management of the

Company with effect from 01 APR 2010

PROPOSAL #4.A: Authorize the Board of Management for         ISSUER            YES             FOR                  FOR

a period of 18 months, per 25 MAR 2010, as the body

which is authorized, with the approval of the

Supervisory Board, to issue shares or grant rights to

 acquire shares within the limits laid down in the

Articles of Association of the Company

PROPOSAL #4.B: Authorize the Board of Management for         ISSUER            YES             FOR                  FOR

a period of 18 months, per 25 MAR 2010, as the body

which is authorized, with the approval of the

Supervisory Board, to restrict or exclude the pre-

emption rights accruing to Shareholders

PROPOSAL #5.: Authorize the Board of Management for a        ISSUER            YES             FOR                  FOR

 period of 18 months, per 25 MAR 2010, within the

limits of the law and the Articles of Association, to

 acquire, with the approval of the Supervisory Board,

 for valuable consideration, on the stock exchange or

 otherwise, shares in the Company at a price between,

 on the one hand, an amount equal to the par value of

 the shares and, on the other hand, an amount equal

to 110% of the market price of these shares on the

Official Segment of Euronext Amsterdam; the market

price being the average of the highest price on each

of the 5 days of trading prior to the date of

acquisition, as shown in the Official Price List of

Euronext Amsterdam

PROPOSAL #6.: Any other business                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RRI ENERGY, INC.

  TICKER:                  RRI                 CUSIP:   74971X107

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: E. WILLIAM BARNETT      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MARK M. JACOBS             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEVEN L. MILLER         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: LAREE E. PEREZ             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: EVAN J.                        ISSUER            YES             FOR                  FOR

SILVERSTEIN

PROPOSAL #02: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

KPMG LLP AS RRI ENERGY, INC.'S INDEPENDENT AUDITOR

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RTL GROUP SA, LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L80326108

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports of the Board of              ISSUER             NO              N/A                  N/A

Directors and the Auditors

PROPOSAL #2.1: Approve the 2009 statutory accounts             ISSUER             NO              N/A                  N/A

PROPOSAL #2.2: Approve the 2009 consolidated accounts        ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Approve the allocation of the result             ISSUER             NO              N/A                  N/A

PROPOSAL #4.1: Grant discharge by special vote to the        ISSUER             NO              N/A                  N/A

 Directors

PROPOSAL #4.2: Grant discharge by special vote to the        ISSUER             NO              N/A                  N/A

 Auditors

PROPOSAL #5.1: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Gunther Gruger as a Non-Executive Director for a

period of one year

PROPOSAL #5.2: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Siegfried Luther as a Non-Executive Director for a

period of one year

PROPOSAL #5.3: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Hartmut Ostrowski as a Non-Executive Director for a

period of one year

PROPOSAL #5.4: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Thomas Rabe as a Non-Executive Director for a period

of one year

PROPOSAL #5.5: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Onno Ruding as a Non-Executive Director for a period

of one year

PROPOSAL #5.6: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Jacques Santer as a Non-Executive Director for a

period of one year

PROPOSAL #5.7: Approve to renew the mandate of Mr.            ISSUER             NO              N/A                  N/A

Martin Taylor as a Non-Executive Director for a

period of one year

PROPOSAL #5.8: Approve to renew the mandate of the            ISSUER             NO              N/A                  N/A

Auditor of the statutory accounts,

Pricewaterhousecoopers S.a r.L., for a term of one

PROPOSAL #5.9: Approve to renew the mandate of the            ISSUER             NO              N/A                  N/A

Auditor of the consolidated financial statements,

Pricewaterhousecoopers S.a r.L. and the KPMG Audit

S.a.r.L.

PROPOSAL #6.: Miscellaneous                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RWE AG, ESSEN

  TICKER:                  N/A                 CUSIP:   D6629K109

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements and group annual report as

 well as the report by the Board of Managing

Directors and the proposal for the appropriation of

the distributable profit

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 1,867,507,627.13 as

follows: Payment of a dividend of EUR 3.50 per no-par

 share EUR 52,782.62 shall be carried forward Ex-

dividend and payable date: 23 APR 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Board of Managing Directors

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: PricewaterhouseCoopers AG, Essen

PROPOSAL #7.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

review of the financial report for the first half of

the 2010 FY: PricewaterhouseCoopers AG, Essen

PROPOSAL #8.: Elections to the Supervisory Board: Dr.        ISSUER            YES             FOR                  FOR

 Dieter Zetsche, Frithjof Kuehn, Dr. Wolfgang

PROPOSAL #9.: Authorization to acquire own shares to         ISSUER            YES             FOR                  FOR

acquire own shares of up to 10 % of its share

capital, at a price not deviating more than 10 % from

 the market price of the shares, on or before 21 OCT

2011 b) the Board of Managing Directors shall be

authorized to re-tire the shares, to use the shares

for mergers and acquisitions, to dispose of the

shares in a manner other than through the stock

exchange or by way of a public offer to all

shareholders at a price not materially below the

market price of the shares, to use the shares for

satisfying option and/o r conversion rights, and to

offer the shares to holders of conversion and/or

option rights within the scope of a public offer to

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association a) Section 2 (1), in respect of the

object of the Company being adjusted to reflect the

Company's focus on its core business b) Section

10(8)2 deletion CAA] Section 18, in respect of the

shareholders meeting being convened at least 36 days

prior to the meeting CBB] Section 15(3), in respect

of the Board of Managing Directors being authorized

to permit shareholders to participate in a

shareholders meeting by the use of electronic means

of communication Section 16(3), in respect of the

Board of Managing Directors being authorized to

permit shareholders to absentee vote at a

shareholders meeting Section 17(2)2, in respect of

the shareholders meeting being transmitted

electronically CCC] Section 16(3), in respect of

proxy-voting instructions being issued in written

form unless stipulated otherwise in the notice of

PROPOSAL #11.: Approval of the amendments to the                ISSUER            YES             FOR                  FOR

existing control and profit transfer agreement with

the Company’s subsidiary RWE Supply + Trading

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RYANAIR HOLDINGS PLC

  TICKER:                  N/A                 CUSIP:   G7727C145

  MEETING DATE:      9/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and accounts                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.A: Re-elect Michael Horgan as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.B: Re-elect Kyran Mclaughlin as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.C: Re-elect Paolo Pietrogrande as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.: Grant authority to fix the Auditor's            ISSUER            YES             FOR                  FOR

remuneration

PROPOSAL #4.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #S.5: Approve the dis-application of                     ISSUER            YES             FOR                  FOR

statutory pre-emption rights

PROPOSAL #S.6: Grant authority to repurchase ordinary        ISSUER            YES             FOR                  FOR

 shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RYDER SYSTEM, INC.

  TICKER:                  R                     CUSIP:   783549108

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID I. FUENTE           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: EUGENE A. RENNA           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ABBIE J. SMITH             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS         ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT REGISTERED CERTIFIED PUBLIC

ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

PROPOSAL #03: RE-APPROVAL OF THE PERFORMANCE CRITERIA        ISSUER            YES             FOR                  FOR

 UNDER THE RYDER SYSTEM, INC. 2005 EQUITY

COMPENSATION PLAN.

PROPOSAL #04: APPROVAL OF AMENDMENT TO THE RYDER                ISSUER            YES             FOR                  FOR

SYSTEM, INC. STOCK PURCHASE PLAN FOR EMPLOYEES TO

INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN

 BY 1,000,000.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  RYOHIN KEIKAKU CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J6571N105

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  S P SETIA BHD

  TICKER:                  N/A                 CUSIP:   Y8132G101

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company for the FYE 31 OCT 2009 together with

 the reports of the Directors and the Auditors thereon

PROPOSAL #2: Declare a final dividend of 9 sen per            ISSUER            YES             FOR                  FOR

share less 25% tax for the FYE 31 OCT 2009

PROPOSAL #3: Re-elect Tan Sri Abdul Rashid Bin Abdul         ISSUER            YES             FOR                  FOR

Manaf as a Director, who retires in accordance with

Article 93 of the Company's Articles of Association

PROPOSAL #4: Re-elect Dato' Voon Tin Yow as a                     ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 93

of the Company's Articles of Association

PROPOSAL #5: Re-elect Dato' Leong Kok Wah as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 93

of the Company's Articles of Association

PROPOSAL #6: Re-elect Mr. Teow Leong Seng as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 98

of the Company's Articles of Association

PROPOSAL #7: Re-elect Tan Sri Dato' Dr. Wan Mohd                ISSUER            YES             FOR                  FOR

Zahid Bin Mohd Noordin as a Director, who retires in

accordance with Article 98 of the Company's Articles

of Association

PROPOSAL #8: Re-elect Dato' Noor Farida Binti Mohd            ISSUER            YES             FOR                  FOR

Ariffin as a Director, who retires in accordance with

 Article 98 of the Company's Articles of Association

PROPOSAL #9: Re-appoint Mazars, Chartered Accountants        ISSUER            YES             FOR                  FOR

 as the Auditors, for the ensuing year and authorize

the Directors to fix their remuneration

PROPOSAL #10: Authorize the Company and its                        ISSUER            YES             FOR                  FOR

subsidiaries  S. P. Setia Group , subject always to

the Listing Requirements of Bursa Malaysia Securities

 Berhad, to enter into and give effect to specified

recurrent related party transactions of a revenue or

trading nature of the S. P. Setia Group with

specified classes of Related Parties  as defined in

the Listing Requirements of Bursa Malaysia Securities

 Berhad and as specified in Section 2.3.1 of the

circular to shareholders dated 09 FEB 2010  which are

 necessary for the day to day operations in the

ordinary course of business and are carried out at

arms' length basis on normal commercial terms of

the'S P Setia Group on terms not more favourable to

the Related Parties than those generally available to

 the public and are not detrimental to minority

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  S1 CORPORATION, SEOUL

  TICKER:                  N/A                 CUSIP:   Y75435100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Kwan Soo Kim (Inside                     ISSUER            YES             FOR                  FOR

Director), Morisita Hideo (Non-Executive Director),

and Kwan Hee Yoo and Jaw Ryong Jang as the Outside

Directors

PROPOSAL #4: Election of Yongyeon Jo as an Executive         ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

PROPOSAL #6: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                     ISSUER            YES         AGAINST           AGAINST

statements for the YE 31 MAR 2009, together with the

reports of the Directors and the Auditors therein

PROPOSAL #2.: Receive and approve the Directors'                ISSUER            YES             FOR                  FOR

Remuneration Report 2009 contained in the Annual

Report for the YE 31 MAR 2009

PROPOSAL #3.: Elect Dr. D. F. Moyo as a Director of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4.: Re-elect Mr. J. M. Kahn as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #5.: Re-elect Lord Fellowes as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6.: Re-elect Mr. G.C. Bible as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #7.: Re-elect Ms. M. E. Doherty as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #8.: Re-elect Mr. M. Q. Morland as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #9.: Re-elect Mr. C. A. Perez Davila as a            ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #10.: Re-elect Mr. M. C. Ramaphosa as a                ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #11.: Re-elect Mr. A. Santo Domingo Davila          ISSUER            YES             FOR                  FOR

as a Director of the Company

PROPOSAL #12.: Declare a final dividend of 42 US                ISSUER            YES             FOR                  FOR

cents per share in respect of the year ended 31 MAR

2009 payable on 28 AUG 2009 to shareholders on the

register of members at the close of business on 21

AUG 2009 in South Africa and the United Kingdom

PROPOSAL #13.: Re-appoint PricewaterhouseCoopers LLP         ISSUER            YES         AGAINST           AGAINST

as Auditors to hold office until the conclusion of

the next general meeting at which accounts are laid

before the Company

PROPOSAL #14.: Authorize the Directors to determine          ISSUER            YES         AGAINST           AGAINST

the remuneration of the Auditors

PROPOSAL #15.: Authorize the Directors under section         ISSUER            YES             FOR                  FOR

80 of the Companies Act 1985 to allot relevant

securities

PROPOSAL #S.16: Authorize the Directors under section        ISSUER            YES             FOR                  FOR

 89 of the Companies Act 1985 to allot ordinary

shares for the cash otherwise than pro rate to all

shareholders

PROPOSAL #S.17: Authorize the Directors to make                 ISSUER            YES             FOR                  FOR

market purchases of ordinary shares USD 0.10 each in

the capital of the Company

PROPOSAL #S.18: Approve the calling of GM, other than        ISSUER            YES             FOR                  FOR

 an AGM on not less than 14 clear days notice

PROPOSAL #S.19: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company with effect from 1 OCT 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the approval of Resolution 2 set out below:

(a)the transaction [as defined and described in the

Circular dated 09 DEC 2009 form the Company to its

shareholders [the Circular]]; (b) to authorize the

Directors, if they shall see fit to do so, to

implement; the arrangement set out in the Exchange

Agreement and the implementation Agreement [each as

defined in the Circular] and the deeds and

instruments ancillary thereto; and the additional

arrangements contemplated in the circular so that the

 transaction [as outlined in the Circular] can be

carried into effect in accordance with the

arrangements described in the Circular, with such

non-material modifications as the Directors may think

 fit; and (c) to authorize the Directors, pursuant to

 Section 551 of the Companies Act 2006 and in

addition to any previously existing authority

conferred upon the Directors of the Company under

that Section [or under Section 80 of the Companies

Act 1985], to allot ordinary shares for the purposes

of the transaction as described in the Circular, up

to an aggregate nominal amount of USD 16,519,600.20;

[Authority expiries at the end of 13 JAN 2015]; save

that the Company may allot ordinary shares for these

purposes pursuant to the Exchange Agreement [as

defined in the Circular] after that date as if the

PROPOSAL #2.: Authorize the Directors of the South            ISSUER            YES             FOR                  FOR

African Breweries Limited, subject to and conditional

 upon the approval of Resolution 1 as set above, to

adopt The SAB Zenzele Employee Trust, the principal

features of which are described in Part 2 of the

Circular dated 09 DEC 2009 from the Company to its

shareholders, and do all acts and things necessary to

 implement The SAB Zenzele Employee Trust, including

the making of any changes to the Trust Deed as may be

 necessary to obtain any approvals the Directors of

the South African Breweries Limited or of the Company

 may consider necessary or desirable and/or to take

account of the requirements of the London Stock

Exchange plc and/or the requirements of any other

stock exchange on which any shares or depository

receipts of SAB Miller plc from time to time be listed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SABMILLER PLC

  TICKER:                  N/A                 CUSIP:   G77395104

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve a Scheme of Arrangement,                   ISSUER            YES             FOR                  FOR

pursuant to Part 26 of the Companies Act 2006, to be

made between the Company and the holders of its

ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SACYR VALLEHERMOSO SA

  TICKER:                  N/A                 CUSIP:   E6038H118

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the annual accounts and Management        ISSUER            YES             FOR                  FOR

 report Sacyr Vallehermoso, SA and consolidated

annual accounts and consolidated annual report of

Sacyr Vallehermoso, SA and its subsidiaries, all with

 respect to the YE 31 DEC 2009

PROPOSAL #2: Approve the application of the result             ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the management done by the Board        ISSUER            YES             FOR                  FOR

 members

PROPOSAL #4: Ratify the remuneration received during         ISSUER            YES             FOR                  FOR

the year 2009 by the executive, in accordance with

Article 43.2 of the Bylaws

PROPOSAL #5.1: Re-elect Don Manuel Manrique Cecilia          ISSUER            YES         AGAINST           AGAINST

(executive), as a Director

PROPOSAL #5.2: Re-elect Prilou, SL (Sunday), as a              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #5.3: Re-elect Prilomi, SL (Sunday), as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #5.4: Re-elect Real Estate and Farm, SA                ISSUER            YES         AGAINST           AGAINST

(Sunday), as a Director

PROPOSAL #5.5: Ratify and re-appoint Don Angel Lopez-        ISSUER            YES         AGAINST           AGAINST

Corona Davila (Sunday), as a Director

PROPOSAL #5.6: Ratify and re-appoint Don Jose Luis            ISSUER            YES         AGAINST           AGAINST

Mendez Lopez (Sunday), as a Director

PROPOSAL #6: Re-elect the Auditor of Sacyr                          ISSUER            YES             FOR                  FOR

Vallehermoso, SA and its consolidated Group

PROPOSAL #7: Grant authority for the derivative                 ISSUER            YES             FOR                  FOR

acquisition of own shares by the Company and its

subsidiaries within the limits and the requirements

of current legislation, rendering null and void, in

the unused portion of the authorization granted by

the Board of shareholders of 17 JUN 2009

PROPOSAL #8: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

increase the social capital as provided in Article

153.1 b) of the Companies Act, delegating to the

exclusion of pre-emptive rights as provided in

Article 159.2 of the same law, leaving no effect on

the unused portion, the authorization given by the

general meeting of shareholders on 18 JUN 2008

PROPOSAL #9.1: Amend Article 10 (Dividends                          ISSUER            YES             FOR                  FOR

liabilities)

PROPOSAL #9.2: Amend Article 13 (Right-emption)                  ISSUER            YES             FOR                  FOR

PROPOSAL #9.3: Amend Article 24 (Constitution of the         ISSUER            YES             FOR                  FOR

General Meeting)

PROPOSAL #10: Amend Article 3 of the Rules of the              ISSUER            YES             FOR                  FOR

general meeting of shareholders (Functions of the

Board)

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

interpret, correct, add, implementation and

development of agreements adopted by the Board, and

to substitute the powers received from the Board, and

 granting of powers to lift a tool public from such

agreements

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SADIA SA, CONCORDIA

  TICKER:                  N/A                 CUSIP:   P8711W105

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To discuss the merger of the Company            ISSUER             NO              N/A                  N/A

into BRF Brasil Foods S.A. [previously named Perdigao

 S/A] at a ratio of 0.132998 new share of BRF Brasil

Foods S.A [ISIN BRPRGAACNOR4] per each 1 share of

Sadia SA [ISIN BRSDIAACNPR1] held

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAFEWAY INC.

  TICKER:                  SWY                 CUSIP:   786514208

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEVEN A. BURD             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JANET E. GROVE             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MOHAN GYANI                  ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PAUL HAZEN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: FRANK C. HERRINGER      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: KENNETH W. ODER           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ARUN SARIN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MICHAEL S. SHANNON      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM Y.                   ISSUER            YES             FOR                  FOR

TAUSCHER

PROPOSAL #2: APPROVAL OF AMENDMENT TO RESTATED                   ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION REGARDING SPECIAL

STOCKHOLDER MEETINGS.

PROPOSAL #3: RATIFICATION OF APPOINTMENT OF DELOITTE         ISSUER            YES             FOR                  FOR

& TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010

PROPOSAL #04: STOCKHOLDER PROPOSAL REQUESTING                 SHAREHOLDER        YES         AGAINST               FOR

CUMULATIVE VOTING.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

PRINCIPLES TO STOP GLOBAL WARMING.

PROPOSAL #06: STOCKHOLDER PROPOSAL REQUESTING                 SHAREHOLDER        YES         AGAINST               FOR

LIMITATION ON FUTURE DEATH BENEFITS.

PROPOSAL #07: STOCKHOLDER PROPOSAL REGARDING POULTRY    SHAREHOLDER        YES         ABSTAIN           AGAINST

SLAUGHTER.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAFRAN SA, PARIS

  TICKER:                  N/A                 CUSIP:   F4035A557

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009 , discharge to the members of the Board of

Directors and of the Supervisory Board

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the profit          ISSUER            YES             FOR                  FOR

and setting of the dividend

PROPOSAL #O.4: Approve the agreements regulated under        ISSUER            YES             FOR                  FOR

 article L. 225-38 et seq. of the Code de Commerce

PROPOSAL #O.5: Approve to renew the Cabinet Mazars'          ISSUER            YES             FOR                  FOR

appointment as the Statutory Auditor

PROPOSAL #O.6: Appointment of Cabinet Ernst & Young          ISSUER            YES             FOR                  FOR

et al. as Statutory Auditor

PROPOSAL #O.7: Appointment of Mr. Gilles Rainaut as          ISSUER            YES             FOR                  FOR

standby Statutory Auditor

PROPOSAL #O.8: Appointment of Cabinet Auditex as                ISSUER            YES             FOR                  FOR

standby Statutory Auditor

PROPOSAL #O.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

reserves, profits or premia

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorized capital by canceling shares

held by the Company

PROPOSAL #E.12: Powers for the necessary legal                   ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAGE GROUP PLC

  TICKER:                  N/A                 CUSIP:   G7771K134

  MEETING DATE:      3/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the audited                     ISSUER            YES         AGAINST           AGAINST

accounts for the YE 30 SEP 2009 together with the

reports of the Directors and the Auditors

PROPOSAL #2.: Declare a final dividend recommended by        ISSUER            YES             FOR                  FOR

 the Directors of 4.93p per ordinary share for the YE

 30 SEP 2009 to be paid on 05 MAR 2010 to the Members

 whose names appear on the register at the close of

business on 05 FEB 2010

PROPOSAL #3.: Re-elect Ms. R. Markland as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Re-elect Mr. P. A. Walker as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. P. S. Harrison as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Re-elect Mr. P. L. Stobart as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint Messrs.                                            ISSUER            YES         AGAINST           AGAINST

PricewaterhouseCoopers LLP as the Auditors to the

Company and authorize the Directors to determine

their remuneration

PROPOSAL #8.: Approve the remuneration report for the        ISSUER            YES         AGAINST           AGAINST

 YE 30 SEP 2009

PROPOSAL #9.: Authorize the Directors, in accordance         ISSUER            YES             FOR                  FOR

with Section 551 of the Companies Act 2006, to

exercise all powers of the Company to allot shares in

 the Company or grant rights to subscribe for, or

convert any security into, shares in the Company: i)

up to a maximum nominal amount of GBP 4,376,556 (such

 amount to be reduced by the nominal amount of any

equity securities (as defined in Section 560 of the

Companies Act 2006) allotted under this resolution in

 excess of GBP 4,376,556); and ii) comprising equity

securities (as defined in Section 560 of the

Companies Act 2006) up to a maximum nominal amount of

 GBP 8,753,112 (such amount to be reduced by any

shares allotted or rights granted under this

resolution) in connection with an offer by way of a

rights issue: (A) to holders of ordinary shares in

proportion (as nearly as may be practicable) to their

 existing holdings; and (B) to holders of other

equity securities if this is required by the rights

of those securities or, if the Directors consider it

necessary, as permitted by the rights of those

securities; and so that the Directors may make such

exclusions or other arrangements as they consider

expedient in relation to treasury shares, fractional

entitlements, record dates, legal or practical

problems under the laws in any territory or the

requirements of any relevant regulatory body or Stock

 Exchange or any other matter; [Authority shall

expire at the conclusion of the next AGM of the

Company or, if earlier, at the close of business on

31 MAR 2011]; the Company may, before this authority

expires, make an offer or agreement which would or

might require shares to be allotted or rights to be

granted after it expires and the Directors may allot

shares or grant rights in pursuance of such offer or

agreement as if this authority had not expired; and

(d) all previous unutilized authorities under Section

 80 of the Companies Act 1985 shall cease to have

effect (save to the extent that the same are

exercisable pursuant to Section 551(7) of the

Companies Act 2006 by reason of any offer or

agreement made prior to the date of this resolution

which would or might require shares to be allotted or

PROPOSAL #S.10: Authorize the Directors: (subject to         ISSUER            YES             FOR                  FOR

the passing of Resolution 9) to allot equity

securities (as defined in Section 560 of the

Companies Act 2006) for cash pursuant to the

authority conferred on them by that resolution under

Section 551 of that Act; and (ii) to allot equity

securities (as defined in section 560(3)) of that Act

 (sale of treasury shares for cash), in either case

as if Section 561 of that Act disapplying to the

allotment but this power shall be limited: (A) to the

 allotment of equity securities in connection with an

 offer or issue of equity securities (but in the case

 of the authority granted under resolution 9(a)(ii) ,

 by way of rights issue only) to or in favor of: i)

holders of ordinary shares in proportion (as nearly

as may be practicable) to their existing holdings;

and ii) holders of other equity securities if this is

 required by the rights of those securities or, if

the Directors consider it necessary, as permitted by

the rights of those securities and so that the

directors may make such exclusions or other

arrangements as they consider expedient in relation

to treasury shares, fractional entitlements, record

dates, legal or practical problems under the laws in

any territory or the requirements of any relevant

regulatory body or stock exchange or any other

matter; and (B) to the allotment of equity securities

 pursuant to the authority granted under resolution

9(a)(i) and/or by virtue of Section 560(3) of the

Companies Act 2006 (in each case otherwise than under

 this resolution) up to a maximum nominal amount of

GBP 656,483; [Authority expires at the conclusion of

the next AGM of the Company or, if earlier, at the

close of business on 31 MAR 2011]; (c) all previous

unutilized authorities under Section 95 of the

Companies Act 1985 shall cease to have effect and the

 Company may, before this power expires, make an

offer or agreement which would or might require

equity securities to be allotted after it expires and

 the Directors may allot equity securities in

pursuance of such offer or agreement as if this power

PROPOSAL #S.11: Authorize the Company, in accordance         ISSUER            YES             FOR                  FOR

with the Companies Act 2006, to make 1 or more market

 purchases (within the meaning of Section 693 of the

Companies Act 2006 of ordinary shares in the capital

of the Company on such terms and in such manner as

the Directors shall determine provided that: the

maximum number of ordinary shares which may be

acquired pursuant to this authority is 131,296,695

ordinary shares in the capital of the Company; the

minimum price which may be paid for each such

ordinary share is its nominal value and the maximum

price is the higher of 105% of the average of the

middle market quotations for an ordinary share as

derived from the London stock Exchange Daily Official

 List for the five business days immediately before

the purchase is made and the amount stipulated by the

 Article 5(1) of the Buy-back and Stabilization

Regulation 2003 (in each case exclusive of expenses);

 [Authority shall expire at the conclusion of the

next AGM of the Company, or, if earlier, at close of

business on 31 MAR 2011]; and the Company may make a

contract or contracts to purchase ordinary shares

under this authority before its expiry which will be

or may be executed wholly or partly after expiry of

this authority and may make a purchase of ordinary

shares in pursuance of such contract

PROPOSAL #S.12: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 Companies Act 2006, are to be treated

as provisions of the Company's Articles of

Association; and adopt the Articles of Association of

 the Company in substitution for and to the exclusion

 of, the existing Articles of Association

PROPOSAL #S.13: Approve, in accordance with the                 ISSUER            YES             FOR                  FOR

Company's Articles of Association, a general meeting

(other than an AGM) may be called on not less than 14

 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAIPEM S P A

  TICKER:                  N/A                 CUSIP:   T82000117

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement at 31            ISSUER             NO              N/A                  N/A

DEC 2009, consolidated financial statement at 31 DEC

2009; report of the Board of Directors, the Board of

Auditors and Independent Auditors

PROPOSAL #2: Approve the allocation of profits                    ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the revocation of task of                   ISSUER             NO              N/A                  N/A

auditing to Pricewaterhouse and assignment of task of

 auditing to Reconta Ernst Young

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SALESFORCE.COM, INC.

  TICKER:                  CRM                 CUSIP:   79466L302

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STRATTON SCLAVOS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAWRENCE TOMLINSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHIRLEY YOUNG                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR

 ENDING JANUARY 31, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SALZGITTER AG

  TICKER:                  N/A                 CUSIP:   D80900109

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4) and 315(4) of the German

 Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 15,100,000 as follows:

payment of a dividend of EUR 0.25 per no-par share

EUR 75,750 shall be carried forward, ex-dividend and

payable date: 09 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: Pricewaterhousecoopers AG, Hanover

PROPOSAL #6.: Resolution on the remuneration for the         ISSUER            YES             FOR                  FOR

Supervisory Board as of the 2010 FY, each Supervisory

 Board member shall receive a fixed annual

remuneration of EUR 40,000 plus a variable

remuneration of EUR 300 for every EUR 5,000,000 of

the average group earning of the 3 last years (before

 tax) in excess 150,000,000, the Chairman shall

receive twice, and the Deputy Chairman one and a half

 times, these amounts. However, the total annual

remuneration may not exceed EUR 160,000 for the

Chairman of the Supervisory Board, EUR 120,000 for

the Deputy Chairman, and EUR 80,000 for every other

Supervisory Board member, furthermore, each committee

 member shall receive, in addition, a fixed annual

remuneration of EUR 5,000 a Committee Chairman shall

receive twice this amount, an attendance fee of EUR

500 per Supervisory Board or committee meeting shall

be paid as well to every Board or Committee Member

PROPOSAL #7.: Authorization to acquire own shares,            ISSUER            YES         AGAINST           AGAINST

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices not

deviating more than 10% from the market price, on or

before 07 JUN 2015, the Board of Managing Directors

may dispose of the shares in a manner other than the

Stock Exchange or a rights offering if they are sold

at a price not materially below their market price,

or use the shares for acquisition purposes, as

employee shares or for satisfying option or

conversion rights, and retire the shares

PROPOSAL #8.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue convertible bonds, warrant bonds, profit-

sharing rights and/or participating bonds (together:

bonds.), the creation of contingent capital, and the

corresponding amendment to the Articles of

Association, the existing authorization given by the

shareholders meeting of 27 MAY 2009, to issue bonds

shall be revoked and the corresponding contingent

capital 2009 reduced to EUR 9,548,031.99, the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to issue bonds of

up to EUR 1,000,000,000, conferring conversion and/or

 option rights for shares of the Company, on or

before 07 JUN 2015, shareholders shall be granted

subscription rights except for the issue of bonds

conferring conversion and/or option rights for shares

 of the Company of up to 4.0921% of the share capital

 if such bonds are issued at a price not materially

below their theoretical market value, for residual

amounts, and for the granting of such rights to other

 bondholders. Shareholders, subscription rights shall

 also be excluded for the issue of profit-sharing

rights and/or participating bonds without conversion

or option rights with debenture-like features, the

Company's share capital shall be increased

accordingly by up to EUR 71,259,604.66 through the

issue of up to 26,498,043 new bearer no-par shares,

insofar as conversion and/or option rights are

exercised (contingent capital 2010)

PROPOSAL #9.: Amendment to Section 10 of the Articles        ISSUER            YES             FOR                  FOR

 of Association in respect of the Board of Managing

Directors being authorized to allow shareholders to

exercise their voting rights in writing or

electronically (absentee voting) and the audiovisual

transmission of the shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMPO PLC, SAMPO

  TICKER:                  N/A                 CUSIP:   X75653109

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to scrutinize the            ISSUER             NO              N/A                  N/A

minutes and to supervise the counting

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the financial                          ISSUER             NO              N/A                  N/A

statements, the Board of Directors' report and the

Auditor's report for 2009

PROPOSAL #7: Adoption of the accounts                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: The Board of Directors proposes to the          ISSUER            YES             FOR                  FOR

AGM that a dividend of EUR 1.00 per share from the

parent Company's distributable assets be paid; the

dividend will be paid to those shareholders who, on

the record date for payment of dividends, Friday 16

APR 2010 are registered in the company's shareholder

register kept by Euroclear Finland Ltd.; The Board

proposes to the AGM that the dividend be paid on

Friday 23 APR 2010; For those shareholders who have

not transferred their share certificates to the book-

entry system by the record date for payment of

dividends, the dividend will be paid after the

transfer of their shares to the book-entry system

PROPOSAL #9: Resolution of the discharge of the                 ISSUER            YES             FOR                  FOR

Members of the Board of Directors and CEO from

liability

PROPOSAL #10: After hearing the major shareholders            ISSUER            YES             FOR                  FOR

the Board's Nomination and Compensation Committee

proposes to the AGM that the fees of the Members of

the Board of Directors remain unchanged and that

Members of the Board of Directors be paid the

following fees until the close of the next AGM: the

Chairman of the Board will be paid EUR 160,000, the

Vice Chairman of the Board will be paid EUR 100,000

each, and the other Members of the Board of Directors

 will be paid EUR 80,000 each; Approximately 50% of

each Board Member's annual fees, after deduction of

taxes and similar payments, will be paid in Sampo Plc

 A shares and the rest in cash

PROPOSAL #11: After hearing the major shareholders,          ISSUER            YES             FOR                  FOR

the Nomination and Compensation Committee proposes to

 the AGM that eight Members be elected to the Board

of Directors

PROPOSAL #12: After hearing the major shareholders,          ISSUER            YES             FOR                  FOR

the Nomination and Compensation Committee proposes to

 the AGM that the current Members of the Board, Tom

Berglund, Anne Brunila, Eira Palin-Lehtinen, Jukka

Pekkarinen, Christoffer Texell, Veli-Matti Mattila,

Matti Vuoria and Bjorn Wahlroos, be re-elected for a

term continuing until the close of the next AGM; the

Nomination and Compensation Committee proposes that

the Board elect Bjorn Wahlroos from among their

number as the Chairman of the Board; it is proposed

that Veli-Matti Mattila, Eira Palin-Lehtinen,

Christoffer Taxell, Matti Vuoria and Bjorn Wahlroos

be elected to the Nomination and Compensation

Committee and Tom Berglund, Jukka Pekkarinen and

Christoffer Taxell be elected to the Audit Committee;

 the CV's of the persons proposed as Board members

and the evaluation of their independence pursuant to

the finish corporate governance code are available at

 the address www.sampo.com/board

PROPOSAL #13: The Board's Audit Committee proposes to        ISSUER            YES             FOR                  FOR

 the AGM that compensation to be paid to the

Company's Auditor on the basis of reasonable

invoicing;, the Audit Committee states that its

proposal is based on the fact that the accounting

firm Ernst & Young was the Sampo Group's Auditor in

2009; the fees paid to the Auditor for services

rendered and invoiced in 2009 totalled EUR 2,141,427;

 in addition the accounting firm was paid a total of

EUR 223,583 in fees for non-audit services rendered

PROPOSAL #14: The Board's Audit Committee proposes            ISSUER            YES             FOR                  FOR

that Ernst & Young Oy be elected as the Company's

Auditor until the close of the next AGM, Ernst &

Young Oy has nominated Heikki Ilkka, APA as the

principally responsible Auditor, if the AGM chooses

Ernst & Young Oy to continue as the Company's Auditor

PROPOSAL #15: The Board of Directors proposes that            ISSUER            YES             FOR                  FOR

the AGM authorize the Board to decide on repurchasing

 Sampo A shares using funds available for profit

distribution; Sampo A shares can be repurchased in

one or more lots up to a total of 50,000,000 shares;

Sampo shares can be repurchased in other proportion

than the shareholders proportional shareholdings

private repurchase ; the share price will be no

higher than the highest price paid for Sampo shares

in public trading at the time of the purchase;

however, in implementing the repurchase of Sampo

shares, normal derivatives, stock lending or other

contracts may also be entered into within the legal

and regulatory limits, at the price determined by the

 market; the holder of all Sampo B shares has given

consent to the repurchase of A shares; it is proposed

 that the authorization will be valid until the close

 of the next AGM provided that this is not more than

18 months from the AGM'S decision

PROPOSAL #16: The Board of Directors proposes to the         ISSUER            YES             FOR                  FOR

AGM that the AGM resolve to amend Section 12 of the

Articles of Association as a result of the amendments

 to Section 19 of the Finnish Limited Liability

Companies Act  624/2006  that entered into force on

03 AUG 2009 and 31 DEC 2009; it is proposed that

Section 12 of the Articles of Association be amended

to make it correspond with the current wording and

provisions of the Limited Liability Companies Act,

Section 12 of the Articles of Association will be

amended as follows: Section 12 the AGM must be held

before the end of JUN on a date set by the Board of

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG C&T CORP

  TICKER:                  N/A                 CUSIP:   Y7470R109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 59th income statement,                 ISSUER            YES             FOR                  FOR

balance sheet and the disposition of retained earning

PROPOSAL #2: Election of Jung Yun-Joo as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the remuneration limit for the          ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG CARD CO LTD

  TICKER:                  N/A                 CUSIP:   Y7T70U105

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 27th balance sheet, income          ISSUER            YES             FOR                  FOR

statement and the disposition of retained earning

PROPOSAL #2: Election of Usub No as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Usub No as an Audit                       ISSUER            YES         AGAINST           AGAINST

Committee Member

PROPOSAL #4: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG DIGITAL IMAGING CO LTD, SUWON

  TICKER:                  N/A                 CUSIP:   Y747B7341

  MEETING DATE:      2/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Approve the remuneration for Director,         ISSUER            YES         AGAINST           AGAINST

Auditor

PROPOSAL #3.: Approve the merger                                            ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG ELECTRO-MECHANICS CO LTD, SUWON

  TICKER:                  N/A                 CUSIP:   Y7470U102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Directors - Inside Director         ISSUER            YES             FOR                  FOR

: Byung Cheon Ko and Outside

PROPOSAL #4: Election of Byung Ho Kang as an Audit            ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG ELECTRS LTD

  TICKER:                  N/A                 CUSIP:   796050888

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet, income                   ISSUER            YES             FOR                  FOR

statement, and statement of appropriation of retained

 earnings  Draft  for the 41st FY  from 01 JAN 2009

to 31 DEC 2009  - cash dividends  excluding interim

dividends  dividend per share: KRW 7,500  Common  KRW

 7,550  Preferred

PROPOSAL #2.1: Appointment of Mr. In-Ho Lee as an              ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #2.2: Appointment of Mr. In-Ho Lee as a                ISSUER            YES             FOR                  FOR

Member of the Audit Committee

PROPOSAL #3: Approve the compensation ceiling for the        ISSUER            YES             FOR                  FOR

 Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG ELECTRS LTD

  TICKER:                  N/A                 CUSIP:   Y74718100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of Lee, Inho as an outside            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.2: Election of Lee, Inho as an Audit                ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #3: Approve the remuneration for Director             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG ENGINEERING CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y7472L100

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of 2 Inside Directors and 2              ISSUER            YES             FOR                  FOR

Outside Directors

PROPOSAL #4: Election of 3 Audit Committee Members             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

PROPOSAL #6: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG FINE CHEMICALS CO LTD, ULSAN

  TICKER:                  N/A                 CUSIP:   Y7472W106

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Election of Directors                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Election of Auditors                                         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

PROPOSAL #6.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG FIRE & MARINE INSURANCE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y7473H108

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 60th income statement,                 ISSUER            YES             FOR                  FOR

balance sheet, proposed disposition of retained

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.1: Election of Jong Sung lee as an                   ISSUER            YES             FOR                  FOR

Internal Director

PROPOSAL #3.2: Election of Jae Sik Lee as an Internal        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #4: Election of the Member of audit                       ISSUER            YES         AGAINST           AGAINST

committee (one person) Internal Director Jae-Sik Lee

PROPOSAL #5: Approve of remuneration limit for                   ISSUER            YES             FOR                  FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG HEAVY INDUSTRIES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y7474M106

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 36th financial statements             ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Seoyoon Kim and (External)          ISSUER            YES             FOR                  FOR

Donghyo Gwak as the Director

PROPOSAL #4: Election of Chansoon Nam as an Audit              ISSUER            YES             FOR                  FOR

Committee Member

PROPOSAL #5: Approve the remuneration for the                     ISSUER            YES         AGAINST           AGAINST

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG SDI CO LTD, SUWON

  TICKER:                  N/A                 CUSIP:   Y74866107

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend the Articles of incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Election of Chihoon Choi as a Director         ISSUER            YES             FOR                  FOR

(Inside Director)

PROPOSAL #4.: Approve the remuneration for the                   ISSUER            YES             FOR                  FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG SECURITIES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y7486Y106

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Election of Outside Director                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Election of Inside Director                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of Auditor Committee member as         ISSUER            YES         AGAINST           AGAINST

Outside Directors

PROPOSAL #5: Approve the limit of remuneration                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAMSUNG TECHWIN CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y7470L102

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement,                     ISSUER            YES             FOR                  FOR

expected cash dividend: KRW 700 per 1 ordinary share

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES         AGAINST           AGAINST

Articles of Incorporation

PROPOSAL #3: Election of the Directors                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of an Audit Committee Member             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES         AGAINST           AGAINST

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANDISK CORPORATION

  TICKER:                  SNDK               CUSIP:   80004C101

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DR. ELI HARARI                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KEVIN DENUCCIO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IRWIN FEDERMAN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN J. GOMO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDDY W. HARTENSTEIN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. CHENMING HU                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CATHERINE P. LEGO                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL E. MARKS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. JAMES D. MEINDL                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JANUARY 2, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANDS CHINA LTD

  TICKER:                  N/A                 CUSIP:   G7800X107

  MEETING DATE:      6/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited consolidated                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and auditors for the YE 31 DEC 2009

PROPOSAL #2.A: Re-elect of Mr. Sheldon Gary Adelson          ISSUER            YES             FOR                  FOR

as Non-Executive Director

PROPOSAL #2.B: Re-elect of Mr. Steven Craig Jacobs as        ISSUER            YES             FOR                  FOR

 an Executive Director

PROPOSAL #2.C: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the respective Directors' remuneration

PROPOSAL #3: Re-appoint of PricewaterhouseCoopers as         ISSUER            YES             FOR                  FOR

the Auditors and to authorize the Board of Directors

to fix their remuneration

PROPOSAL #4: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to repurchase shares of the Company not

exceeding 10% of the issued share capital of the

Company as at the date of this resolution

PROPOSAL #5: Approve to give a general mandate to the        ISSUER            YES             FOR                  FOR

 Directors to allot, issue and deal with additional

shares of the Company not exceeding 20% of the issued

 share capital of the Company as at the date of this

resolution

PROPOSAL #6: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors to allot, issue and deal

with additional shares of the Company by the

aggregate nominal amount of the shares repurchased by

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANDVIK AB, SANDVIKEN

  TICKER:                  N/A                 CUSIP:   W74857165

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the Meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Attorney Sven Unger as a              ISSUER            YES             FOR                  FOR

Chairman of the Meeting

PROPOSAL #3: Approve the preparation and approval of         ISSUER            YES             FOR                  FOR

the voting list

PROPOSAL #4: Election of one or two persons to                   ISSUER            YES             FOR                  FOR

countersign the minutes

PROPOSAL #5: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the examination of whether the          ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #7: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditor's report and the group accounts and the

Auditors report for the group

PROPOSAL #8: Approve the speech by the President                ISSUER            YES             FOR                  FOR

PROPOSAL #9: Approve the resolution in respect of              ISSUER            YES             FOR                  FOR

adoption of the profit and loss account, the balance

sheet, the consolidated profit and loss account and

the consolidated balance sheet

PROPOSAL #10: Approve the resolution in respect of            ISSUER            YES             FOR                  FOR

discharge from liability of the Board Members and the

 President for the period to which the accounts relate

PROPOSAL #11: Approve a dividend of SEK 1 per share;         ISSUER            YES             FOR                  FOR

07 MAY 2010 is as the record day; if the meeting

approves this proposal, it is estimated that the

dividend payments will be distributed by Euroclear

Sweden AB on 12 MAY 2010

PROPOSAL #12: Approve the determination of eight                ISSUER            YES             FOR                  FOR

Board Members and no Deputy Members

PROPOSAL #13: Approve the determination of fees to            ISSUER            YES             FOR                  FOR

the Board of Directors and the Auditor as specified

PROPOSAL #14: Election of Lars Westerberg as a new            ISSUER            YES             FOR                  FOR

Board Member and re-election of Board

PROPOSAL #15: Approve that the Company is to have a          ISSUER            YES             FOR                  FOR

Nomination Committee comprised of one representative

from each of the four largest shareholders in terms

of votes and the Chairman of the Board of Directors

convener ; the Nomination Committee has, in addition,

 the possibility to call in one co-opted Member to

the Nomination Committee from the Board Members if

required; at the formation of the Nomination

Committee, the shareholding in the Company, based on

information from Euroclear Sweden AB on the last

banking day of August 2010, is to determine the

largest shareholders in terms of votes; the

composition of the Nomination Committee is to be

announced as soon as it is appointed; the Chairman of

 the Nomination Committee is CONTD.

PROPOSAL #16: Approve the guidelines for remuneration        ISSUER            YES         AGAINST           AGAINST

 to Executive Management formulated to ensure that

the Sandvik Group from a global perspective can offer

 market level and competitive remuneration that

attracts and retains qualified employees in Sandvik's

 Group Executive Management as specified

PROPOSAL #17: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANKYO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J67844100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANLAM LTD

  TICKER:                  N/A                 CUSIP:   S7302C137

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive an consider the annual                     ISSUER            YES             FOR                  FOR

financial statements of the group and the Company's

for the YE 31 DEC 2009

PROPOSAL #O.2: Re-appoint Ernst & Young Inc, as                 ISSUER            YES             FOR                  FOR

nominated by the Company's Audit Committee, as

Independent Auditors of the Company to hold office

until the conclusion of the next AGM of the Company,

it is to be noted that Mr. MP Rapson is the

individual and designated Auditor who will undertake

the Company's audit for the financial YE 31 DEC 2010

PROPOSAL #O.3.1: Reelection of YG Muthien as Director        ISSUER            YES             FOR                  FOR

 by the Board in casual vacancies or as Additional

Directors in terms of Article 13.2 of the Company's

Articles of Association [the Articles]

PROPOSAL #O.3.2: Reelection of TI Mvusi  as Director         ISSUER            YES             FOR                  FOR

by the Board in casual vacancies or as Additional

Directors in terms of Article 13.2 of the Company's

Articles of Association [the Articles]

PROPOSAL #O.3.3: Reelection of DK Smith  as Director         ISSUER            YES             FOR                  FOR

by the Board in casual vacancies or as Additional

Directors in terms of Article 13.2 of the Company's

Articles of Association [the Articles]

PROPOSAL #O.4.1: Reelection of MM Bakane-Tuoane as a         ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

terms of Article 14 of the Articles

PROPOSAL #O.4.2: Re-election of FA du Plessis as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

terms of Article 14 of the Articles

PROPOSAL #O.4.3: Re-election of JP Moller as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

terms of Article 14 of the Articles

PROPOSAL #O.4.4: Re-election of PT Motsepe as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

terms of Article 14 of the Articles

PROPOSAL #O.4.5: Re-election of RV Simelane as a                ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

terms of Article 14 of the Articles

PROPOSAL #O.5: Approve to cast an advisory vote on            ISSUER            YES             FOR                  FOR

the Company's 2010 remuneration policy

PROPOSAL #O.6: Approve the total amount of Director's        ISSUER            YES             FOR                  FOR

 remuneration, Non-Executive Directors and, Executive

 Directors for the FYE 31 DEC 2009

PROPOSAL #O.7: Approve a 7% increase in all Board and        ISSUER            YES             FOR                  FOR

 Committee fees including the all-inclusive the

remuneration package of the Chairman for the period

01 JUL 2010 upto 30 JUN 2011, the Audit Committee

fees to increase by 14% for the same period

PROPOSAL #S.1: Authorize the Company, in terms of              ISSUER            YES             FOR                  FOR

Article 37 of the Articles of the Company as a

general approval contemplated sections 85 and 89 of

the Companies Act, No.61 of 1973 [Companies Act],

whether by way of single transaction or series of

transactions: a) the purchase of any of its

securities by the Company or any subsidiary of the

Company; b) the purchase by and/or transfer to the

Company or any subsidiary of the Company of any of

its securities purchased pursuant to [a] above, upon

such terms and conditions and in such amounts as the

Directors of the Company or its subsidiaries may from

 time to time decide, but subject to the provisions

of the Companies Act and JSE Limited [the JSE]

Listings Requirements and any other stock exchange

upon which the securities of the Company may be

quoted or listed from time to time, and subject to

such other conditions as may be imposed by any other

relevant authority, provided that, the general

authority shall only be valid up to and including the

 date of the Company's next AGM, on condition that it

 does not extend beyond 15 months from the date of

this special resolution; the ordinary shares be

purchased through the order book of the JSE trading

system and done without any prior understanding or

arrangement between the Company and/or the relevant

subsidiary and the counterparty; the general

authority to purchase be limited in any one FY to a

maximum of 20% of the relevant Company's issued share

 capital of that class at the time the authority is

granted; purchases must not be made at a price more

than 10% above the weighted average of the market

value of the securities for the five business days

immediately preceding the date of the repurchases; at

 any point in time, the Company may only appoint one

agent to effect any repurchase on the Company's

behalf or on behalf of any of its subsidiaries; the

Company will only undertake a repurchase of

securities if, after such repurchase, the Company

still compiles with the shareholder spread

requirements of the JSE; the Company or its

subsidiaries may not repurchase securities during a

prohibited period unless a repurchase programme is in

 place where the dates and quantities of securities

to be traded during the relevant period are fixed and

 where full details of the programme have been

disclosed in an announcement on SENS prior to the

commencement of the prohibited period; and an

announcement complying with paragraph 11.27 of the

JSE Listings Requirements be published by the Company

 i) when the Company and/or its subsidiaries have

cumulatively repurchased 3 % of the ordinary shares

in issue as at the time the general authority was

given [the initial number]; and ii) for each 3 % in

aggregate of the initial number of ordinary shares

PROPOSAL #O.8: Authorize the Director of the Company         ISSUER            YES             FOR                  FOR

and, where applicable, the Company Secretary, to do

all such things, sign all such documentation and take

 all such actions as may be necessary to implement

the aforesaid Ordinary and Special Resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANOFI-AVENTIS, PARIS

  TICKER:                  N/A                 CUSIP:   F5548N101

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the company's accounts for FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #2: Approve the consolidated accounts for FY        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #3: Approve the allocation of the result,            ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #4: Approve the special report by the                   ISSUER            YES         AGAINST           AGAINST

Statutory Auditors on accounts prepared in accordance

 with Article L.225-40 of the Code de Commerce

PROPOSAL #5: Ratify the co-opting Mr. Serge Weinberg         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #6: Approve the non-renewal of a Director's         ISSUER            YES             FOR                  FOR

appointment/Nomination Mr. Jean-Marc Bruel/ Mrs.

Catherine Brechignac as a Director

PROPOSAL #7: Approve the renewal of Director's                   ISSUER            YES             FOR                  FOR

appointment Mr. Robert Castaigne

PROPOSAL #8: Approve the renewal of a Director's                ISSUER            YES             FOR                  FOR

appointment of Lord Douro

PROPOSAL #9: Approve the renewal of a Director's                ISSUER            YES             FOR                  FOR

appointment of Mr. Christian Mulliez

PROPOSAL #10: Approve the renewal of a Director's              ISSUER            YES             FOR                  FOR

appointment of Mr. Christopher Viehbacher

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.12: Amend the Article 11 of the Articles         ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #E.13: Grant powers to accomplish the                   ISSUER            YES             FOR                  FOR

necessary formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANOMA CORPORATION, HELSINKI

  TICKER:                  N/A                 CUSIP:   X75713119

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Calling the meeting to order                             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to review the                   ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the financial                          ISSUER             NO              N/A                  N/A

statements, the report of the Board of Directors and

the Auditor's report for the year 2009

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the actions on profit or loss,          ISSUER            YES             FOR                  FOR

Board's proposal to pay a dividend of EUR 0.80 per

share and to transfer a sum of EUR 5,00,000 to

donation reserve

PROPOSAL #9: Grant discharge from liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of Board                 ISSUER            YES             FOR                  FOR

members

PROPOSAL #11: Approve the number or Board members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: Re-elect S. Hamalainen,

Lindfors and S. Kievari as the Board Members and

election of Herlin as a new Board Member

PROPOSAL #13: Approve the remuneration of Auditor's           ISSUER            YES             FOR                  FOR

PROPOSAL #14: Re-elect the Auditors of the Company             ISSUER            YES             FOR                  FOR

PROPOSAL #15: Amend the Articles 4, 5, 7, 9, 12, 14,         ISSUER            YES             FOR                  FOR

16, 17 and 18 of the Articles of Association

PROPOSAL #16: Authorize the Board to decide on                   ISSUER            YES             FOR                  FOR

acquiring Company's own shares

PROPOSAL #17: Authorize the Board to decide on share         ISSUER            YES         AGAINST           AGAINST

issue and grant option rights and other special rights

PROPOSAL #18: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANTAM LTD

  TICKER:                  N/A                 CUSIP:   S73323115

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009, together with the reports of the

Directors and Auditors

PROPOSAL #2: Re-appoint PricewaterhouseCoopers Inc,          ISSUER            YES             FOR                  FOR

represented by Chantel van den Heever, as the

Auditors for the Company

PROPOSAL #3: Re-elect Mr. I.M. Kirk as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with Section 63

 of the Company's Articles of Association

PROPOSAL #4: Re-elect Mr. P de V Rademeyer as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Section 63 of the Company's Articles of Association

PROPOSAL #5: Re-elect Mr. MJ Re yneke as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with Section 63

 of the Company's Articles of Association

PROPOSAL #6: Re-elect Dr J van Zyl as a Director, who        ISSUER            YES             FOR                  FOR

 retires by rotation in terms of Section 63 of the

Company's Articles of Association

PROPOSAL #7: Re-elect Dr YG Muthien as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation in terms of Section 65 of the

 Company's Articles of Association

PROPOSAL #8: Re-elect Mr. VP Khanyile as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with Section 65

 of the Company's Articles of Association

PROPOSAL #9: Re-elect Mr. MD Dunn as a Director, who         ISSUER            YES             FOR                  FOR

retires by rotation in accordance with Section 65 of

the Company's Articles of Association

PROPOSAL #10: Approve the Director's Board                          ISSUER            YES             FOR                  FOR

remuneration scale for the year 2010 as specified

PROPOSAL #11: Approve the Company's 2010 remuneration        ISSUER            YES             FOR                  FOR

 policy

PROPOSAL #12: Approve the Amendments to Share                     ISSUER            YES             FOR                  FOR

Incentive Trust Scheme and 2008 Incentive Plans as

specified

PROPOSAL #13: Approve, subject to the adoption of              ISSUER            YES             FOR                  FOR

Ordinary Resolution 12 set out in this notice

convening the AGM in terms of Section 221(2) of the

Companies Act, No. 61 of 1973, as amended  the

Companies Act , that the allotment and issue  as a

fresh issue or the use of treasury shares , as

specific authority, pursuant to the provisions of any

 one or all of the i  the trust deed of the Santam

Limited share Incentive Trust established and

approved by shareholders of the Company in 1998 and

as amended ; and ii  each of the Deferred Share Plan;

 the performance deferred share plan; and the

restricted share plan, Initial Incentive Plan and

2008 Incentive Plans established and approve by

shareholders of the Company in 2008 to the trustee

for the time being of the Santam Share Incentive

Trust or such other Santam group Company in terms of

PROPOSAL #CONTD: CONTD of such allowable maximum                ISSUER             NO              N/A                  N/A

number of ordinary shares as provided thereunder and

subject to the terms and conditions of the Long-term

Incentive

PROPOSAL #14: Authorize any Director or Company                 ISSUER            YES             FOR                  FOR

Secretary of the Company to do all such things, sign

all such documentation and take all such actions as

may be necessary to implement the aforesaid ordinary

resolutions

PROPOSAL #S.1: Authorize the Company, or any of its          ISSUER            YES             FOR                  FOR

subsidiaries to acquire ordinary shares issued by the

 Company, and for the shares so acquired by a

subsidiary, to be acquired by/and or transferred to

the Company, the acquisition of the shares will be in

 terms of Section 85(2) and 85(3) of the Act and in

terms of the rules and requirements of the JSE

Limited Listing requirements, being that: a) any such

 acquisition of ordinary shares shall be effected

through the order book operated by the JSE trading

system and done without any prior understanding or

arrangement; b) this general authority shall be valid

 until the Company's next AGM, provided that it shall

 not extend beyond 15 months from the date of passing

 of this resolution number1; c) an announcement will

be published as soon as the Company or its

subsidiaries has acquired CONTD

PROPOSAL #CONTD: CONTD shares constituting, on a                ISSUER             NO              N/A                  N/A

cumulative basis, 3% of the number of ordinary shares

 in issue prior to the acquisition pursuant to which

the aforesaid 3% threshold is reached, and for each

3% in aggregate acquired thereafter, containing full

details of such acquisitions; d  acquisitions if

shares in aggregate in any one FY may not exceed 20%

of the Company's ordinary issued shares as at the

date of passing of this special resolution Number 1;

e  in determining the price at which ordinary shares

issued by the Company are acquired by it or any of

its subsidiaries in terms of this general authority,

the maximum premium at which such ordinary shares may

 be acquired will be 10% of the weighted average of

the price at which such ordinary shares by the

Company or any of its subsidiaries; f  the Company

has been given authority CONTD

PROPOSAL #CONTD: CONTD by its Articles of                            ISSUER             NO              N/A                  N/A

Association; g  at any point in time, the Company may

 only appoint one agent to effect any repurchase on

the Company's behalf in the market to proceed with

the repurchase; h  and the Company remaining in

compliance with the minimum shareholders spread

requirements of the JE Listing Requirements

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANTEN PHARMACEUTICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J68467109

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Corporate Auditors

PROPOSAL #5.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by  Directors

PROPOSAL #6.: Issuance of Rights to Subscribe for New        ISSUER            YES             FOR                  FOR

 Shares as Stock Options in favor of the Directors

PROPOSAL #7.: Issuance of Rights to Subscribe for New        ISSUER            YES             FOR                  FOR

 Shares as Stock Options in favor of the Corporate

Officers

PROPOSAL #8.: Renewal of the Countermeasures to                 ISSUER            YES         AGAINST           AGAINST

Large-scale Purchases of the Corporation's Shares

(Takeover Defense Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANTOS LTD

  TICKER:                  N/A                 CUSIP:   Q82869118

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the financial                 ISSUER             NO              N/A                  N/A

report for the YE 31 DEC 2009 and the reports of the

Directors and the Auditor thereon

PROPOSAL #2.a: Re-election of Mr. Kenneth Alfred Dean        ISSUER            YES             FOR                  FOR

 as a Director, retires by rotation in accordance

with Rule 34(c) of the Company's Constitution

PROPOSAL #2.b: Election of Mr. Gregory John Walton            ISSUER            YES             FOR                  FOR

Martin as a Director, who was appointed a

PROPOSAL #2.c: Election of Ms. Jane Sharman                        ISSUER            YES             FOR                  FOR

Hemstritch as a Director, who was appointed a

PROPOSAL #3: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #4: Authorize the Company to grant to the            ISSUER            YES             FOR                  FOR

Company's Chief Executive Officer and Managing

Director, Mr. David Knox, Share Acquisition Rights

under the Santos Employee Share Purchase Plan on the

terms as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SANYO ELECTRIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J68897107

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Approve Minor                     ISSUER            YES             FOR                  FOR

Revisions, Eliminate Articles Related to Class A and

B Shares

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAP AG, WALLDORF/BADEN

  TICKER:                  N/A                 CUSIP:   D66992104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the Group financial

 statements, the Group annual report, and the reports

 pursuant to Sections 289(4), 289(5) and 315(4) of

the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 4,304,693,525.47 as

follows: Payment of a dividend of EUR 0.50 per no-par

 share EUR 3,709,817,665.47 shall be carried forward

Ex-dividend and payable date: 09 JUN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the new compensation system        ISSUER            YES             FOR                  FOR

 for the Board of Managing Directors, to be found on

the Company's web site

PROPOSAL #6.: Appointment of the Auditors for the              ISSUER            YES             FOR                  FOR

2010 FY: KPMG AG, Berlin

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association: a) Section 4(1), in respect of the

Company's share capital being EUR 1,226,039,608 and

divided into 1,226,039,608 no-par shares, b) Section

4(6)1, in respect of the share capital being

increased by up to EUR 35,456,908 through the issue

of up to 35,456,908 bearer no-par shares (contingent

capital IIIa), c) Section 4(10)1, in respect of the

share capital being in creased by up to EUR

72,119,440 through the issue of up to 72,119,440

bearer no-par shares (contingent capital VI)

PROPOSAL #8.A: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 17 (3) of the Articles of Incorporation

PROPOSAL #8.B: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 18 (2) of the Articles of Incorporation

PROPOSAL #8.C: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

online participation

PROPOSAL #8.D: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Supplement to

Section 18 of the Articles of Incorporation to allow

postal voting

PROPOSAL #8.E: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 19 (2) of the Articles of Incorporation

PROPOSAL #8.F: Amendment to the Articles of                        ISSUER            YES             FOR                  FOR

Association of Incorporation to reflect the

requirements of the German Act Implementing the

Director on shareholders' right: Restatement of

Section 20 (4) of the Articles of Incorporation

PROPOSAL #9.A: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Deletion of paragraphs (5) and (7) of

Section 4 of the current version of the Articles of

Incorporation (Authorized Capital I and II)

PROPOSAL #9.B: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital Ia and the creation of new Authorized Capital

 I and on the corresponding amendment to Section 4 of

 the Articles of Incorporation

PROPOSAL #9.C: Renewal of authorized capital                       ISSUER            YES             FOR                  FOR

facilities: Cancellation of the existing Authorized

Capital IIa and on the creation of new Authorized

Capital II and on the corresponding amendment to

Section 4 of the Articles of Incorporation

PROPOSAL #10.: Resolution on the creation of an                 ISSUER            YES             FOR                  FOR

authorized capital III and the corresponding

amendment to the Articles of Association, the Board

of Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 30,000,000 through the

issue of new bearer no-par shares to employees of the

 Company and its affiliates against contributions in

cash and/or kind, on or before 07 JUN 2015,

shareholders subscription rights shall be excluded

PROPOSAL #11.: Authorization to acquire own shares,          ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to EUR 120,000,000, at a price neither more

than 10% above, nor more than 20% below, the market

price of the shares, on or before 30 JUN 2013, the

Board of Managing Directors shall be authorized to

sell the shares on the stock exchange and to offer

them to the shareholders for subscription, to dispose

 of the shares in another manner if they are sold at

a price not materially below their market price, to

offer the shares to third parties for acquisition

purposes, to retire the shares, to use the shares

within the scope of the Company's stock option and

incentive plans, or for satisfying conversion and

option rights, and to offer the shares to employees

of the Company and its affiliates

PROPOSAL #12.: Resolution on the remuneration for the        ISSUER            YES             FOR                  FOR

 Supervisory and the corresponding amendment to the

Articles of Association as of the 2010 FY, the

chairman of the Supervisory Board shall receive a

fixed annual remuneration of EUR 100,000, the deputy

chairman EUR 70,000, and every other Board member EUR

 50,000, members of the Audit Committee shall

receive, in addition, a fixed annual remuneration of

EUR 15,000 (the chairman EUR 25,000) and members of

another committee EUR 10,000 (the committee chairmen

EUR 20,000), furthermore, the chairman of the

Supervisory Board shall receive a variable

remuneration of EUR 10,000, the deputy chairman EUR

8,000 and the every other Board member EUR 6,000 for

every EUR 0.01 of the dividend per share in excess of

 EUR 0.40, however, the total annual remuneration may

 not exceed EUR 250,000 for the chairman of the

Supervisory Board, EUR 200,000 for the deputy

chairman, and EUR 150,000 for every other Supervisory

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAPPI LTD

  TICKER:                  N/A                 CUSIP:   S73544108

  MEETING DATE:      3/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1.1: Re-elect Mr. Peter Nlkateko Mageza          ISSUER            YES             FOR                  FOR

as a Director of Sappi Limited, with effect from 01

JAN 2010, in terms of the Articles of Association of

Sappi Limited, who retires from office at the

conclusion of the AGM at which this resolution is

PROPOSAL #O.1.2: Re-elect Dr. Rudolf Thummer as a              ISSUER            YES             FOR                  FOR

Director of Sappi Limited, with effect from 01 FEB

2010, in terms of the Articles of Association of

Sappi Limited, who retires from office at the

conclusion of the AGM at which this resolution is

PROPOSAL #O.2.1: Re-elect Dr. Deenadayalen Konar as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation in terms of

Sappi's Articles of Association

PROPOSAL #O.2.2: Re-elect Mr. John David Mckenzie as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation in terms of

Sappi's Articles of Association

PROPOSAL #O.2.3: Re-elect Sir Anthony Nigel Russell          ISSUER            YES             FOR                  FOR

Rudd as a Director, who retires by rotation in terms

of Sappi's Articles of Association

PROPOSAL #O.2.4: Re-elect Mr. Mark Richard Thompson          ISSUER            YES             FOR                  FOR

as a Director, who retires by rotation in terms of

Sappi's Articles of Association

PROPOSAL #O.3: Re-appoint Deloitte & Touche as the            ISSUER            YES             FOR                  FOR

Auditors of Sappi Limited for the YE September 2010

PROPOSAL #O.4: Approve, subject the provisions of the        ISSUER            YES             FOR                  FOR

 Companies Act 61 of 1973, as amended and the

Listings Requirements of the JSE Limited, to place a

total of 25,000,000 ordinary shares in Sappi Limited

[comprising ordinary shares in the authorized but

issued share capital of Sappi and/or treasury shares

owned by one or more subsidiaries of Sappi from time

to time], under the control of the Directors of

Sappi, who are authorized by way of a general

authority to allot and issue or otherwise dispose of

all or any of such shares to such person's on such

terms and conditions and at such times as the

Directors of Sappi may from time to time in their

discretion deem fit; It is recorded that the Listings

 Requirements [Listings Requirements] of the JSE

Limited [JSE] currently require, inter alia, that a

company may only undertake a general issue for cash

or be generally authorized to use treasury shares if;

 authorized to do so by a general authority, which

shall only be valid until the next annual general

meeting of the company or for 15 months from the date

 of passing of such resolution, whichever period is

the shorter; such shares are issued or sold, as the

case may be, to public shareholders [as defined in

the Listings Requirements] and not to related

parties; such shares do not in any one financial year

 in the aggregate exceed 15% of the company's issued

shares, as determined in accordance with paragraph

5.52[c] of the Listings Requirements, it is recorded

that the shares contemplated in ordinary resolution

number 4 constitute approximately 4.65% of the issued

 share capital of, Sappi; the maximum discount at

which such shares may be issued or sold as the case

may be is 10% of the weighted average trading price

of such shares on the JSE over the 30 business days

prior to the date of determination of the issue or

PROPOSAL #O.5: Approve, with effect from 01 OCT 2009         ISSUER            YES             FOR                  FOR

and until otherwise determined by Sappi Limited

[Sappi] in general meeting, to increase the

remuneration of the Non-Executive Directors for their

 services: Sappi Board fees: Chairperson   from ZAR

1,650,000 pa to ZAR 1,765,500 pa; Senior Independent

Non-Executive Director  If south Africa Resident

from ZAR 356,000 pa to ZAR 380,900 pa   if European

resident to GBP 54,600 pa   if USA resident to USD

82,700 pa   Other Director   if South African   from

ZAR 237,500 pa to ZAR 254,100 pa   if European

resident   from GBP 35,700 pa to GBP 36,400 pa   if

USA resident   from USD 54,000 pa to USD 55,100 pa

PROPOSAL #O.6: Authorize any Director of Sappi                   ISSUER            YES             FOR                  FOR

Limited sign all such documents and do all such

things as may be necessary for or incidental to the

implementation of the resolutions passed at the AGM

held on 01 MAR 2010 or any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAPPI LTD

  TICKER:                  N/A                 CUSIP:   S73544108

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.S.1: Approve the creation of a ordinary          ISSUER            YES             FOR                  FOR

shares

PROPOSAL #2.S.2: Amend the Articles of Association             ISSUER            YES             FOR                  FOR

PROPOSAL #3.S.3: Grant authority for specific                     ISSUER            YES             FOR                  FOR

repurchase

PROPOSAL #4.S.4: Grant authority for the financial            ISSUER            YES             FOR                  FOR

assistance

PROPOSAL #5.O.1: Approve the specific issue of shares        ISSUER            YES             FOR                  FOR

 for cash

PROPOSAL #6.O.2: Grant authority to give effect to            ISSUER            YES             FOR                  FOR

the above resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAPPORO HOKUYO HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J69489102

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Adopt Reduction of          ISSUER            YES             FOR                  FOR

Liability System for Outside Directors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Retirement Allowance for                   ISSUER            YES             FOR                  FOR

Retiring Directors, and Payment of Accrued Benefits

associated with Abolition of Retirement Benefit

System for Current Corporate Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAPPORO HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   J69413128

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Policy regarding Large-scale            ISSUER            YES         AGAINST           AGAINST

Purchases of Company Shares

PROPOSAL #5.1: Shareholders' Proposals : Appoint a            ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #5.2: Shareholders' Proposals : Appoint a            ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #5.3: Shareholders' Proposals : Appoint a            ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #5.4: Shareholders' Proposals : Appoint a            ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #5.5: Shareholders' Proposals : Appoint a            ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #5.6: Shareholders' Proposals : Appoint a            ISSUER            YES         AGAINST               FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SAPUTO INC

  TICKER:                  N/A                 CUSIP:   802912105

  MEETING DATE:      8/4/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Emanuele [Lino] Saputo as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.2: Elect Andre Berard as a Director for          ISSUER            YES             FOR                  FOR

the ensuing year

PROPOSAL #1.3: Elect Pierre Bourgie as a Director for        ISSUER            YES             FOR                  FOR

 the ensuing year

PROPOSAL #1.4: Elect Anthony Fata as a Director for          ISSUER            YES             FOR                  FOR

the ensuing year

PROPOSAL #1.5: Elect Tony Meti as a Director for the         ISSUER            YES             FOR                  FOR

ensuing year

PROPOSAL #1.6: Elect Patricia Saputo as a Director            ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.7: Elect Lino A. Saputo, Jr. as a                     ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Elect Lucien Bouchard as a Director            ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.9: Elect Frank A. Dottori as a Director          ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.10: Elect Jean Gaulin as a Director for          ISSUER            YES             FOR                  FOR

the ensuing year

PROPOSAL #1.11: Elect Caterina Monticciolo as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.12: Elect Louis A. Tanguay as a Director         ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #2.: Appoint Deloitte & Touche as the                   ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix the Auditors' remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SARA LEE CORPORATION

  TICKER:                  SLE                 CUSIP:   803111103

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BRENDA C. BARNES         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHRISTOPHER B.            ISSUER            YES             FOR                  FOR

BEGLEY

PROPOSAL #1C: ELECTION OF DIRECTOR: CRANDALL C. BOWLES      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: VIRGIS W. COLBERT        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES S. CROWN             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LAURETTE T.                 ISSUER            YES             FOR                  FOR

KOELLNER

PROPOSAL #1G: ELECTION OF DIRECTOR: CORNELIS J.A. VAN        ISSUER            YES             FOR                  FOR

 LEDE

PROPOSAL #1H: ELECTION OF DIRECTOR: DR. JOHN MCADAM           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: SIR IAN PROSSER           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: NORMAN R. SORENSEN      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JEFFREY W. UBBEN         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JONATHAN P. WARD         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS SARA LEE'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SARAS RAFFINERIE SARDE SPA, CAGLIARI

  TICKER:                  N/A                 CUSIP:   T83058106

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements at 31          ISSUER             NO              N/A                  N/A

DEC 2009 and presentation of consolidated financial

statements at 31 DEC 2009, adjournment thereof

PROPOSAL #2: Approve the Board of Directors                        ISSUER             NO              N/A                  N/A

enlargement form 9 to 10 components and appointment

of new Director, emolument determination; adjournment

 thereof

PROPOSAL #3: Approve the new Management Stock grant          ISSUER             NO              N/A                  N/A

and Employees Stock Plan, adjournment thereof

PROPOSAL #4: Authorize to buy and sell own shares and        ISSUER             NO              N/A                  N/A

 to manage them, adjournment thereof

PROPOSAL #5: Approve the integration of audit                     ISSUER             NO              N/A                  N/A

assignement to PricewatrhouseCoopers S.P.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SASOL LTD

  TICKER:                  N/A                 CUSIP:   803866102

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial statements        ISSUER            YES             FOR                  FOR

 for the YE 30 JUN 2009

PROPOSAL #2.1: Re-elect B.P. Connellan as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect H.G. Dijkgraaf as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect V.N. Fakude as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect I.N. Mkhize as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Re-elect T.A. Wixley as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-elect C. Beggs as a Director in              ISSUER            YES             FOR                  FOR

terms of Article 75 H

PROPOSAL #3.2: Re-elect M.J.N. Njeke as a Director in        ISSUER            YES             FOR                  FOR

 terms of Article 75 H

PROPOSAL #4.: Re-appoint KPMG Inc as the Auditors               ISSUER            YES             FOR                  FOR

PROPOSAL #5.S.1: Authorize the Directors to approve a        ISSUER            YES             FOR                  FOR

 general repurchase of the Company's ordinary shares

PROPOSAL #6.O.1: Approve to revise the annual                     ISSUER            YES             FOR                  FOR

emoluments payable by the Company or its subsidiaries

 to Non Executive Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SBERBANK SAVINGS BANK OF RUSSIAN FEDERATION OJSC,

  TICKER:                  N/A                 CUSIP:   X76318108

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report as of FY 2009         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the annual financial statement          ISSUER            YES             FOR                  FOR

of the Company based on the results of the reporting

2009 FY

PROPOSAL #3: Approve the distribution of profit and          ISSUER            YES             FOR                  FOR

losses, dividend payments as of 2009 FY at RUB 0.08

per ordinary share and RUB 0.45 per preferred share

PROPOSAL #4: Approve the Auditor                                            ISSUER            YES             FOR                  FOR

PROPOSAL #5.1: Election of Ignat'ev Sergey                          ISSUER            YES         AGAINST           AGAINST

Mikhailovich as a Board of Director

PROPOSAL #5.2: Election of Ulukaev Alexey                            ISSUER            YES         AGAINST           AGAINST

Valentinovich as a Board of Director

PROPOSAL #5.3: Election of Luntovsky Georgy Ivanovich        ISSUER            YES         AGAINST           AGAINST

 as a Board of Director

PROPOSAL #5.4: Election of Tkachenko Valery                        ISSUER            YES         AGAINST           AGAINST

Victorovich as a Board of Director

PROPOSAL #5.5: Election of Ivanova Nadezhda Ur'evna          ISSUER            YES         AGAINST           AGAINST

as a Board of Director

PROPOSAL #5.6: Election of Shvetsov Sergey                          ISSUER            YES         AGAINST           AGAINST

Anatol'evich as a Board of Director

PROPOSAL #5.7: Election of Shor Konstantin Borisovich        ISSUER            YES         AGAINST           AGAINST

 as a Board of Director

PROPOSAL #5.8: Election of Dvorkovich Arcadiy                     ISSUER            YES         AGAINST           AGAINST

Vladimirovich as a Board of Director

PROPOSAL #5.9: Election of Kudrin Alexey Leonidovich         ISSUER            YES         AGAINST           AGAINST

as a Board of Director

PROPOSAL #5.10: Election of Nabiullina Elvira                     ISSUER            YES         AGAINST           AGAINST

Sahipzadovna as a Board of Director

PROPOSAL #5.11: Election of Belousov Andrey Removich         ISSUER            YES         AGAINST           AGAINST

as a Board of Director

PROPOSAL #5.12: Election of Savatugin Alexey L'vovich        ISSUER            YES         AGAINST           AGAINST

 as a Board of Director

PROPOSAL #5.13: Election of Guriev Sergey Maratovich         ISSUER            YES             FOR                  FOR

as a Board of Director

PROPOSAL #5.14: Election of Gupta Radzhat Kumar as a         ISSUER            YES         AGAINST           AGAINST

Board of Director

PROPOSAL #5.15: Election of Kelimbetov Kairat                     ISSUER            YES         AGAINST           AGAINST

Nematovich as a Board of Director

PROPOSAL #5.16: Election of Mau Vladimir                              ISSUER            YES             FOR                  FOR

Alexandrovich as a Board of Director

PROPOSAL #5.17: Election of Gref German Oskarovich as        ISSUER            YES         AGAINST           AGAINST

 a Board of Director

PROPOSAL #5.18: Election of Zlatkis Bella Il'inichna         ISSUER            YES         AGAINST           AGAINST

as a Board of Director

PROPOSAL #6.1: Election of Volkov Vladimir                          ISSUER            YES             FOR                  FOR

Mikhailovich as a Member to the Auditing Committee

PROPOSAL #6.2: Election of Zinina Ludmila Anatol'evna        ISSUER            YES             FOR                  FOR

 as a Member to the Auditing Committee

PROPOSAL #6.3: Election of Polyakova Olga Vasil'evna         ISSUER            YES             FOR                  FOR

as a Member to the Auditing Committee

PROPOSAL #6.4: Election of Tkachenko Valentina                   ISSUER            YES             FOR                  FOR

Ivanovna as a Member to the Auditing Committee

PROPOSAL #6.5: Election of Polonskya Nataliya                     ISSUER            YES             FOR                  FOR

Ivanovna as a Member to the Auditing Committee

PROPOSAL #6.6: Election of Dolzhnikov Maxim                        ISSUER            YES             FOR                  FOR

Leonidovich as a Member to the Auditing Committee

PROPOSAL #6.7: Election of Isahanova Uliya Ur'evna as        ISSUER            YES             FOR                  FOR

 a Member to the Auditing Committee

PROPOSAL #7: Approve the remuneration and                            ISSUER            YES         AGAINST           AGAINST

compensation to be paid to the Members of the

PROPOSAL #8: Approve the new edition of the Charter          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #9: Approve the new edition of the provision        ISSUER            YES             FOR                  FOR

 on the Executive Board of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SBI HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J6991H100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Clarify the Maximum         ISSUER            YES             FOR                  FOR

Size of Board to 19

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SBM OFFSHORE NV

  TICKER:                  N/A                 CUSIP:   N7752F148

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER             NO              N/A                  N/A

PROPOSAL #2: Receive the report of the Management              ISSUER             NO              N/A                  N/A

Board for the FY 2009

PROPOSAL #3: Receive the report of the Supervisory            ISSUER             NO              N/A                  N/A

Board and of its sub-committees for the FY 2009

PROPOSAL #4.1: Adopt the annual accounts                              ISSUER             NO              N/A                  N/A

PROPOSAL #4.2: Approve that in accordance with the            ISSUER             NO              N/A                  N/A

dividend policy of the Company, a total dividend of

USD 0.67 (2008: USD 0.93) per ordinary share is

proposed out of the net result of the Company's

continuing operations, realized in the period 01 JAN

2009 through 31 DEC 2009, the pay out amounts to 50%

(2008: 60%, exceptionally payable 50% in cash and 50%

 in stock), the ex-dividend date will be 16 APR 2010,

 the record date will be CONTD.

PROPOSAL #5.1: Summary of the Corporate Governance            ISSUER             NO              N/A                  N/A

policy

PROPOSAL #5.2: Approve to install a new Technical              ISSUER             NO              N/A                  N/A

Committee to enable the Supervisory Board to have a

better understanding of the Company's exposure to

technical risks and to facilitate its supervisory

duties of technical and project management matters,

the Technical Committee will consist of 2 Members of

the Supervisory Board, Mr. T. Ehret (Chairman) and

Mr. R. Van Gelder, it is proposed to award the CONTD.

PROPOSAL #6.1: Grant discharge to the Managing                   ISSUER             NO              N/A                  N/A

Directors for their management during 2009

PROPOSAL #6.2: Grant discharge to the Supervisory              ISSUER             NO              N/A                  N/A

Directors for their supervision during 2009

PROPOSAL #7: Appointment of KPMG Accountants N.V. as         ISSUER             NO              N/A                  N/A

the External Auditor of the Company

PROPOSAL #8.1: Authorize the Management Board, in              ISSUER             NO              N/A                  N/A

accordance with Article 4 of the Company's Articles

of Association, subject to the approval of the

Supervisory Board, to issue ordinary shares and to

grant rights to subscribe for ordinary shares, the

authorization will be limited to 10% of the issued

ordinary shares as at the time of this authorization,

 which percentage will be increased to 20% in case of

 mergers and acquisitions, and to allow to react in a

 timely way with regard to the financing of the

Company;  Authority expires after 18 months ; in

accordance with the current Corporate Governance

practice, starting after approval of the proposed

resolution

PROPOSAL #8.2: Approve to designate, in accordance            ISSUER             NO              N/A                  N/A

with Article 6 of the Company's Articles of

Association, the Management Board as the Corporate

Body authorized, subject to the approval of the

Supervisory Board, to restrict or to exclude pre-

emption rights in connection with the issue of/grant

of rights to subscribe for ordinary shares in

accordance with Article 96, Book 2 of the Dutch Civil

 Code, as it is the case for the proposal referred to

 under resolution 8.1, the designation is limited to

a period of 18 months, in order for this proposal to

be approved, a majority of at least 2/3 is required

if less than 50% of the issued share capital is

represented at the meeting, if half or more of the

issued share capital is represented, a simple

majority is sufficient

PROPOSAL #9: Authorize the Management Board, in                 ISSUER             NO              N/A                  N/A

accordance with Article 7 of the Company's Articles

of Association, subject to the approval of the

Supervisory Board, and without prejudice to the

provisions of Article 98, Book 2 of the Dutch Civil

Code, to acquire ordinary shares representing a

maximum of 10% of the Company's issued share capital,

 with regard to the ordinary shares, the mandate is

requested to acquire ordinary shares at a CONTD.

PROPOSAL #10.1: The end-of-term resignation of Mr.            ISSUER             NO              N/A                  N/A

L.J.A.M. Ligthart as the Vice-Chairman and the Member

 of the Supervisory Board

PROPOSAL #10.2: Appointment, in accordance with                 ISSUER             NO              N/A                  N/A

Article 23 of the Articles of Association of the

Company, of Mr. F.J.G.M. Cremers as a Member of the

Supervisory Board for a period of 4 years, expiring

at the AGM of Shareholders of 2014; if the general

meeting appoints Mr. F.J.G.M. Cremers as a member of

the Supervisory Board, Mr. F.J.G.M. Cremers will also

 be appointed by the Supervisory Board as chairman of

 the Audit Committee

PROPOSAL #11: Communications and questions                           ISSUER             NO              N/A                  N/A

PROPOSAL #12: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCANA CORPORATION

  TICKER:                  SCG                 CUSIP:   80589M102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOSHUA W. MARTIN, III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES M. MICALI                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD C. STOWE                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AMENDED AND RESTATED LONG-         ISSUER            YES             FOR                  FOR

TERM EQUITY COMPENSATION PLAN

PROPOSAL #03: APPROVAL OF APPOINTMENT OF INDEPENDENT         ISSUER            YES             FOR                  FOR

REGISTERED PUBLIC ACCOUNTING FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCANIA AB, SODERTALJE

  TICKER:                  N/A                 CUSIP:   W76082119

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Claes Zettermarck as the             ISSUER            YES             FOR                  FOR

Chairman of the AGM

PROPOSAL #3: Approve the establishment and approval          ISSUER            YES             FOR                  FOR

of the voting list

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of 2 persons to verify the                ISSUER            YES             FOR                  FOR

minutes

PROPOSAL #6: Approve to consider whether the AGM has         ISSUER            YES             FOR                  FOR

been duly convened

PROPOSAL #7: Presentation of the annual accounts and         ISSUER             NO              N/A                  N/A

Auditors' report, and the consolidated annual

accounts and Auditors' report

PROPOSAL #8: Approve the addresses by the Chairman of        ISSUER            YES             FOR                  FOR

 the Board and by the President and Chief Executive

Officer

PROPOSAL #9: Approve the questions from the                        ISSUER            YES             FOR                  FOR

shareholders

PROPOSAL #10: Adopt the income statement and balance         ISSUER            YES             FOR                  FOR

sheet and the consolidated income statement and

balance sheet

PROPOSAL #11: Grant discharge to the members of the          ISSUER            YES             FOR                  FOR

Board and the President and CEO from liability for

the FY

PROPOSAL #12: Declare a dividend of SEK 1.00 per                ISSUER            YES             FOR                  FOR

share, the Board proposes Tuesday, 11 MAY 2010 as the

 record date for the dividend, provided that the AGM

approves this proposal, the dividend is expected to

be sent from Euroclear Sweden AB on Monday, 17 MAY

PROPOSAL #13: Approve the guidelines for salary and          ISSUER            YES         AGAINST           AGAINST

other remuneration of the President and CEO as well

as other executive officers  as specified

PROPOSAL #14: Approve the 2010 incentive programme as        ISSUER            YES         AGAINST           AGAINST

 specified

PROPOSAL #15.a: Approve the Board of Directors shall         ISSUER            YES             FOR                  FOR

consist of 10 Members elected by the AGM

PROPOSAL #15.b: Approve the remuneration to the Board        ISSUER            YES             FOR                  FOR

 of Directors is fixed at SEK 2,031,250, to be

allocated among Board members in the amount of SEK

406,250 to each of the Board members who are not

employed by Volkswagen AG or the Company, and for the

 work performed in the Audit Committee, remuneration

is fixed at SEK 200,000 to the Chairman of the Audit

Committee, provided he or she is not employed by

Volkswagen AG, and SEK 100,000 to each of the other

members of the Audit Committee who are not employed

by Volkswagen AG or the Company, for the work

performed in the Remuneration Committee, remuneration

 is fixed at SEK 50,000 to each of the members of the

 Remuneration Committee who are not employed by

Volkswagen AG or the Company

PROPOSAL #15.c: Re-elect Helmut Aurenz, Borje Ekholm,        ISSUER            YES             FOR                  FOR

 Gunnar Larsson, Hans Dieter Potsch, Francisco Javier

 Garcia Sanz, Peter Wallenberg Jr, Martin Winterkorn

and Leif Ostling as the Board members, Staffan Bohman

 and Peggy Bruzelius have declined re-election, and

election of Jochem Heizmann and Asa Thunman as the

new members of the Board, and re-elect Martin

Winterkorn as the Chairman of the Board and election

of Jochem Heizmann as the new Vice Chairman of the

PROPOSAL #15.d: Approve that the remuneration to the         ISSUER            YES             FOR                  FOR

Auditors shall be paid according to approved invoices

PROPOSAL #16: Approve that the resolution concerning         ISSUER            YES             FOR                  FOR

criteria for how members of the Nomination Committee

shall be appointed

PROPOSAL #17: Adjournment of the AGM                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHERING-PLOUGH CORPORATION

  TICKER:                  SGP                 CUSIP:   806605101

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE AGREEMENT AND PLAN OF                 ISSUER            YES             FOR                  FOR

MERGER, DATED AS OF MARCH 8, 2009, BY AND AMONG MERCK

 & CO., INC., SCHERING-PLOUGH CORPORATION, SP MERGER

SUBSIDIARY ONE, INC., AND SP MERGER SUBSIDIARY TWO,

INC., AS IT MAY BE AMENDED (THE MERGER AGREEMENT) AND

 THE ISSUANCE OF SHARES OF COMMON STOCK IN THE MERGER

 CONTEMPLATED BY THE MERGER AGREEMENT.

PROPOSAL #02: APPROVE ANY ADJOURNMENT OF THE                       ISSUER            YES             FOR                  FOR

SCHERING-PLOUGH SPECIAL MEETING (INCLUDING, IF

NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE

 NOT SUFFICIENT VOTES TO APPROVE THE MERGER AGREEMENT

 AND THE ISSUANCE OF SHARES OF COMMON STOCK IN THE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHINDLER HOLDING AG, HERGISWIL

  TICKER:                  N/A                 CUSIP:   H7258G209

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting approves the annual report, the

financial statements and the consolidated group

financial statements

PROPOSAL #1.B: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting acknowledges the compensation

report

PROPOSAL #2.: The Board of Directors proposes that            ISSUER             NO              N/A                  N/A

the General Meeting approves the appropriation of the

 2009 profits [in 1000s] of CHF 509,174 as per

balance sheet as follows: profit of reporting year:

CHF 490,687; profit carried forward from the previous

 year: CHF 18,487; available for appropriation by the

 general meeting: CHF 509,174; dividend: CHF 2.00

gross per registered share and bearer participation

certificate: CHF 240,772; appropriation to free

reserves: CHF 260,000; balance carried forward to new

 account: CHF 8,402

PROPOSAL #3.: The Board of Directors proposes that            ISSUER             NO              N/A                  N/A

the General Meeting grants discharge to all Members

of the Board of Directors and of the Management for

the expired FY 2009

PROPOSAL #4.1: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting re-elects Dr. Alexander Schaub,

Brussels, for a term of office of 3 years

PROPOSAL #4.2: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting elects Prof. Dr. Peter Athanas,

Baden, as new Member of the Board of Directors for a

term of office of 3 years until the AGM 2013, because

 of the so-called cooling-off period according to

Article 11 paragraph 2 of the Federal Act on

Admission and Supervision of Auditors; the assumption

 of office by Prof. Peter Athanas is delayed until 02

 AUG 2010; Prof. Peter Athanas terminated his

employment contract with Ernst & Young in July 2008

PROPOSAL #4.3: The Board of Directors proposes that          ISSUER             NO              N/A                  N/A

the general meeting appoints Ernst & Young AG, Basel,

 as the Statutory Auditors for the FY 2010

PROPOSAL #5.: The Board of Directors proposes to the         ISSUER             NO              N/A                  N/A

general meeting to replace the current wording of

Articles 11 and 12 of the Articles of Association

with the specified new wording

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHINDLER HOLDING AG, HERGISWIL

  TICKER:                  N/A                 CUSIP:   H7258G233

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: TO VOTE IN THE UPCOMING MEETING, YOUR          ISSUER             NO              N/A                  N/A

NAME MUST BE NOTIFIED TO THE COMPANY REGISTRAR AS

BENEFICIAL OWNER BEFORE THE RECORD DATE. PLEASE

ADVISE US NOW IF YOU INTEND TO VOTE. NOTE THAT THE

COMPANY REGISTRAR HAS DISCRETION OVER GRANTING VOTING

 RIGHTS. ONCE THE AGENDA IS AVAILABLE, A SECOND

NOTIFICATION WILL BE ISSUED REQUESTING YOUR VOTING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHINDLER HOLDING AG, HERGISWIL

  TICKER:                  N/A                 CUSIP:   H7258G233

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve the 82nd annual report, the            ISSUER            YES             FOR                  FOR

financial statements and the consolidated Group

financial statements 2009 and receive the reports of

the Statutory Auditors

PROPOSAL #1.B: Acknowledge the compensation report of        ISSUER            YES         AGAINST           AGAINST

 2009

PROPOSAL #2.: Approve the appropriation of the 2009          ISSUER            YES             FOR                  FOR

profits as per balance sheet, as specified

PROPOSAL #3.: Grant discharge to all Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and of the Management for the

expired FY 2009

PROPOSAL #4.1: Re-elect Dr. Alexander Schaub,                     ISSUER            YES             FOR                  FOR

Brussels, to the Board of Directors, for a term of

office of 3 years

PROPOSAL #4.2: Re-elect Prof. Dr. Peter Athanas,                ISSUER            YES             FOR                  FOR

Baden, as a new Member of the Board of Directors for

a term of office of 3 years until the AGM 2013;

because of the so-called cooling-off period according

 to Article 11 Paragraph 2 of the Federal Act on

Admission and Supervision of Auditors, the assumption

 of office by Prof. Peter Athanas is delayed until 02

PROPOSAL #4.3: Appointment of Ernst & Young AG,                 ISSUER            YES             FOR                  FOR

Basel, as the Statutory Auditors for the FY 2010

PROPOSAL #5.: Approve to replace the current wording         ISSUER            YES             FOR                  FOR

of Articles 11 and 12 of the Articles of Association

with the specified new wordings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHLUMBERGER LIMITED (SCHLUMBERGER N.V.)

  TICKER:                  SLB                 CUSIP:   806857108

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: P. CAMUS                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.S. GORELICK                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. GOULD                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T. ISAAC                                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: N. KUDRYAVTSEV                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. LAJOUS                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.E. MARKS                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.R. REIF                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.I. SANDVOLD                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. SEYDOUX                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: P. CURRIE                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: K.V. KAMATH                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO ADOPT AND APPROVE                        ISSUER            YES             FOR                  FOR

FINANCIALS AND DIVIDENDS.

PROPOSAL #03: PROPOSAL TO APPROVE THE ADOPTION OF THE        ISSUER            YES             FOR                  FOR

 SCHLUMBERGER 2010 STOCK INCENTIVE PLAN.

PROPOSAL #04: PROPOSAL TO APPROVE THE ADOPTION OF AN         ISSUER            YES             FOR                  FOR

AMENDMENT TO THE SCHLUMBERGER DISCOUNTED STOCK

PURCHASE PLAN.

PROPOSAL #05: PROPOSAL TO APPROVE INDEPENDENT                     ISSUER            YES             FOR                  FOR

REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHNEIDER ELECTRIC SA, RUEIL MALMAISON

  TICKER:                  N/A                 CUSIP:   F86921107

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's accounts for the         ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #2.: Approve the consolidated accounts for          ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #3.: Approve the allocation of income for            ISSUER            YES             FOR                  FOR

the year, setting of the dividend and option of

dividend payment in shares

PROPOSAL #4.: Approve the report on regulated                     ISSUER            YES             FOR                  FOR

agreements and commitments concluded in 2009 or

during previous years

PROPOSAL #5.: Approve the profit by M. Emmanuel                 ISSUER            YES             FOR                  FOR

Babeau under the additional pension scheme for French

 Directors in the Group

PROPOSAL #6.: Approve to renew the mandate of a                 ISSUER            YES         AGAINST           AGAINST

member of the Board of Directors, M. Henri Lachmann

PROPOSAL #7.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Serge Weinberg

PROPOSAL #8.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Gerard Martiniere

PROPOSAL #9.: Approve to renew the mandate of a                 ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. Noel Forgeard

PROPOSAL #10.: Approve to renew the mandate of a                ISSUER            YES             FOR                  FOR

member of the Board of Directors, Mme. Cathy Kopp

PROPOSAL #11.: Approve to renew the mandate of a                ISSUER            YES             FOR                  FOR

member of the Board of Directors, M. James Ross

PROPOSAL #12.: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Ernst and Young ET Autre's as Statutory Auditor

for a 6 year period

PROPOSAL #13.: Appointment of the Ernst and Young ET         ISSUER            YES             FOR                  FOR

Autre's as a Deputy Auditor of the Company, the

Company Auditex for a 6 year period

PROPOSAL #14.: Approve to renew the appointment of            ISSUER            YES             FOR                  FOR

the Company Mazars as the Statutory Auditor for a 6

year period

PROPOSAL #15.: Appointment of the 'Mazars', Mr.                 ISSUER            YES             FOR                  FOR

Thierry Blanchetier as the Deputy Auditor of the

Company for  A 6-year period

PROPOSAL #16.: Authorize the company to purchase its         ISSUER            YES             FOR                  FOR

own shares: maximum share price EUR 100

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide, with a view to increasing, with suppression

of the preferential subscription right, and as part

of an odder as specified in II of Article L. 411-2 of

 the Code Monetaire et Financier [Monetary and

Financial Code], capital stock within a nominal limit

 of 100 million Euros [5% of capital stock], through

the issue of ordinary shares or any financial

security, granting access to capital stock by the

company or one of its subsidiaries, whose issue price

 will be set by the Board of Directors in accordance

with the procedures determined by the General Meeting

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock reserved for employees who

belong to the Company Savings Plan

PROPOSAL #E.19: Approve the increase in capital stock        ISSUER            YES             FOR                  FOR

 reserved for one category of beneficiaries: in

favour of employees of foreign companies within the

Group: either directly, or via entities acting on

PROPOSAL #E.20: Powers for formalities                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHRODERS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7860B102

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors report and the              ISSUER            YES             FOR                  FOR

accounts of the Company for the YE 31 DEC 2009

PROPOSAL #2: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Election of Robin Buchanan, who retires         ISSUER            YES             FOR                  FOR

in accordance with Article 79, as a

PROPOSAL #4: Re-election of Michael Miles, who                   ISSUER            YES             FOR                  FOR

retires in accordance with Article 80, as a Director

of the Company

PROPOSAL #5: Re-election of Merlyn Lowther, who                 ISSUER            YES             FOR                  FOR

retires in accordance with Article 80, as a Director

of the Company

PROPOSAL #6: Re-election of Bruno Schroder, who                 ISSUER            YES             FOR                  FOR

retires having served more than 9 years, as a

Director of the Company

PROPOSAL #7: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as Auditors of the Company to hold office from

the conclusion of this meeting until the conclusion

of the next general meeting at which accounts are

laid before the Company in accordance with Section

489 of the Companies Act 2006

PROPOSAL #8: Authorize the Directors to fix the                 ISSUER            YES             FOR                  FOR

remuneration of PricewaterhouseCoopers LLP as

Auditors of the Company

PROPOSAL #9: Authorize the Directors to allot equity         ISSUER            YES             FOR                  FOR

securities up to and aggregate nominal amount of GBP

5,000,000;  Authority shall expire on 30 MAY 2011 or

at the conclusion of the next AGM of the Company

after the passing of this resolution  whichever is

earlier   and the Directors may allot equity

securities in pursuance of such an offer or agreement

 as if the authority conferred hereby had not

expired, for the purposes of this authority the

expression equity securities shall mean equity

securities as specified in Section 560 of the

PROPOSAL #10: Approve the Schroders 2010 Long Term            ISSUER            YES             FOR                  FOR

Incentive Plan and authorize the Directors of the

Company to do all such acts and things necessary or

expedient to carry the same into effect

PROPOSAL #S.11: Authorize the Company, for the                   ISSUER            YES             FOR                  FOR

purposes of Section 701 of the Companies Act 2006. to

 make one or more market purchases within the meaning

 of Section 693(4) of the Companies Act 2006 of non-

voting ordinary shares of GBP 1 each shares , subject

 to the following conditions: such authority be

limited to a maximum number of 14,400,000 Shares; in

the case of purchases made otherwise than by tender

offer, the maximum price, exclusive of expenses, at

which Shares may be purchases is the higher of 5%

above the average of the middle market quotations for

 the Shares as derived from the London Stock Exchange

 Daily Official List for the five business days

preceding the date on which the tender offer is

announced; the minimum price at which shares may be

purchased is GBP 1 per share, exclusive of expenses

PROPOSAL #S.12: Approve the general meeting other              ISSUER            YES             FOR                  FOR

than an AGM may be called on not less that 14 clear

days' notice

PROPOSAL #S.13: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all the provisions from the

Company's Memorandum of Association which, by virtue

of Section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and that the regulations initialed by

the Chairman be adopted as the Articles of

Association of the Company in substitution for, and

to the exclusion of, the existing Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHRODERS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G7860B110

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive the Directors' report and the        ISSUER             NO              N/A                  N/A

 accounts of the Company for the YE 31 DEC 2009

PROPOSAL #2: The remuneration report for the YE 31            ISSUER             NO              N/A                  N/A

DEC 2009 be approved

PROPOSAL #3: That Robin Buchanan, who retires in                ISSUER             NO              N/A                  N/A

accordance with Article 79, be elected as a Director

of the Company

PROPOSAL #4: That Michael Miles, who retires in                 ISSUER             NO              N/A                  N/A

accordance with Article 80, be re-elected as a

Director of the Company

PROPOSAL #5: That Merlyn Lowther, who retires in                ISSUER             NO              N/A                  N/A

accordance with Article 80, be re-elected as a

Director of the Company

PROPOSAL #6: That Bruno Schroder, who retires having         ISSUER             NO              N/A                  N/A

served more than nine years as a Director, be re-

elected as a Director of the Company

PROPOSAL #7: That PricewaterhouseCoopers LLP be re-           ISSUER             NO              N/A                  N/A

appointed as auditors of the Company to hold office

from the conclusion of this meeting until the

conclusion of the next general meeting at which

accounts are laid before the Company in accordance

with section 489 of the Companies Act 2006

PROPOSAL #8: That the Directors be authorised to fix         ISSUER             NO              N/A                  N/A

the remuneration of PricewaterhouseCoopers LLP as

auditors of the Company

PROPOSAL #9: That the Directors be and are hereby              ISSUER             NO              N/A                  N/A

generally and unconditionally authorised to exercise

all powers of the Company to allot equity securities

up to an aggregate nominal amount of GBP 5,000,000,

which authority shall expire on 30 MAY 2011 or at the

 conclusion of the next AGM of the Company after the

passing of this resolution (whichever is earlier)

(unless previously revoked or varied by the Company

in general meeting), save that the Company may before

 such expiry make an offer or agreement which would

or might require equity securities to be allotted

after such expiry and CONTD.

PROPOSAL #CONT: CONTD. the Directors may allot equity        ISSUER             NO              N/A                  N/A

 securities in pursuance of such an offer or

agreement as if the authority conferred hereby had

not expired, for the purposes of this authority, the

expression 'equity securities' shall mean equity

securities as defined in Section 560 of the Companies

 Act 2006, but shall not in any circumstances include

 ordinary shares (as defined in the Company's

Articles of Association), or any right to subscribe

for, or to convert any security into, ordinary shares

PROPOSAL #10: That the Schroders 2010 Long Term                 ISSUER             NO              N/A                  N/A

Incentive Plan, a copy of the rules of which are

produced to the meeting and initialed by the Chairman

 for the purposes of identification, be and is hereby

 approved and adopted and the Directors of the

Company be and are hereby authorised to do all such

acts and things necessary or expedient to carry the

same into effect

PROPOSAL #S.11: That the Company be and is hereby              ISSUER             NO              N/A                  N/A

generally and unconditionally authorised for the

purposes of Section 701 of the Companies Act 2006 to

make one or more market purchases within the meaning

of section 693(4) of the Companies Act 2006 of non-

voting ordinary shares of GBP 1 each ('Shares'),

subject to the following conditions: (a) such

authority be limited to a maximum number of

14,400,000 Shares; (b) in the case of purchases made

otherwise than by tender offer, the maximum price,

exclusive of expenses, at which Shares may be

purchased is the higher of (i) 5%. above the average

of the middle market quotations for the Shares as

derived from the London Stock Exchange Daily Official

 List for the five business days preceding the date

of purchase; and (ii) the higher of the price of the

last independent trade and CONTD.

PROPOSAL #CONT: CONTD. the highest current                          ISSUER             NO              N/A                  N/A

independent bid on the London Stock Exchange at the

time the purchase is carried out; (c) in the case of

a tender offer, the maximum price, exclusive of

expenses, at which Shares may be purchased is 5%

above the average of the middle market quotations for

 the Shares as derived from the London Stock Exchange

 Daily Official List for the five business days

preceding the date on which the tender offer is

announced; (d) the minimum price at which Shares may

be purchased is GBP 1 per share, exclusive of

expenses; and (e) such authority shall, unless

renewed prior to such time, expire at the conclusion

of the next AGM of the Company save that the Company

may before such expiry enter into a contract to

purchase Shares which would or might be completed or

executed wholly or partly after its expiry and may

make a purchase of Shares in pursuance of any such

PROPOSAL #S.12: That a general meeting other than an         ISSUER             NO              N/A                  N/A

AGM may be called on not less that 14 clear days'

notice

PROPOSAL #S.13: That the Articles of Association of          ISSUER             NO              N/A                  N/A

the Company be amended by deleting all the provisions

 from the Company's Memorandum of Association which,

by virtue of Section 28 of the Companies Act 2006,

are to be treated as provisions of the Company's

Articles of Association; and that the regulations

initialed by the Chairman be adopted as the Articles

of Association of the Company in substitution for,

and to the exclusion of, the existing Articles of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCHWEIZERISCHE RUECKVERSICHERUNGS-GESELLSCHAFT  AG

  TICKER:                  N/A                 CUSIP:   H84046137

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the compensation report of 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Approve the annual report, and the              ISSUER            YES             FOR                  FOR

consolidated financial statements for the 2009 FY

PROPOSAL #2: Approve that the disposable profit for          ISSUER            YES             FOR                  FOR

2009 of Swiss Reinsurance Company Ltd (Parent

Company) be allocated as follows: retained earnings

brought forward from previous year: CHF 42,852,555;

2009 net profit for the year: CHF 1,070,068,181;

disposable profit: CHF 1,112,920,736; allocation of

profit: dividend: CHF 342,707,001; allocation to

reserves: CHF 720,000,000; and balance carried

forward: CHF 50,213,735

PROPOSAL #3: Grand discharge to the Members of the            ISSUER            YES             FOR                  FOR

Board of Directors for 2009

PROPOSAL #4: Approve to increase the Company's                   ISSUER            YES             FOR                  FOR

current conditional capital for employee

participation by CHF 1,093,084.50 from CHF 602,494.70

 to CHF 1,695,579.20 and amend Article 3b Paragraph 1

 of the Articles of Association

PROPOSAL #5.1: Amend Article 6 of the Articles of              ISSUER            YES             FOR                  FOR

Association regarding the form of the shares

PROPOSAL #5.2: Amend the Articles of Association to          ISSUER            YES             FOR                  FOR

include a new Article 22a in order to facilitate the

election of a Special Auditor

PROPOSAL #6.1.1: Re-elect Walter B. Kielholz to the          ISSUER            YES             FOR                  FOR

Board of Directors for a three-year term of office

PROPOSAL #6.1.2: Re-elect Robert A. Scott to the                ISSUER            YES             FOR                  FOR

Board of Directors for a two-year term of office

PROPOSAL #6.1.3: Elect Malcolm D. Knight as a new              ISSUER            YES             FOR                  FOR

Non-Executive, Independent Member of the Board of

Directors for a three-year term of office

PROPOSAL #6.1.4: Elect Carlos E. Represas as a new            ISSUER            YES             FOR                  FOR

Non-Executive, Independent Member of the Board of

Directors for a three-year term of office

PROPOSAL #6.1.5: Elect Jean-Pierre Roth as a new Non-        ISSUER            YES             FOR                  FOR

Executive, Independent Member of the Board of

Directors for a three-year term of office

PROPOSAL #6.2: Re-elect PricewaterhouseCoopers                   ISSUER            YES             FOR                  FOR

Limited, Zurich, (PwC) as the Auditor for a term of

office of one year

PROPOSAL #6.3: Elect OBT AG, Zurich, as the Special          ISSUER            YES             FOR                  FOR

Auditor, for a term of office of three years

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCOR SE, PUTEAUX

  TICKER:                  N/A                 CUSIP:   F15561677

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual Company accounts            ISSUER            YES             FOR                  FOR

for the year ending 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

and determination of the dividend for the YE 31 DEC

2009

PROPOSAL #O.3: Approve the Option of dividend payment        ISSUER            YES             FOR                  FOR

 using shares

PROPOSAL #O.4: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year ending 31 DEC 2009

PROPOSAL #O.5: Approve the agreements specified in            ISSUER            YES             FOR                  FOR

the Special Auditors' report pursuant to Article L.

225-38 of the Code du Commerce  Commercial Code

PROPOSAL #O.6: Approve the Directors' fees                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.7: Appointment of Madame Monica                        ISSUER            YES             FOR                  FOR

Mondardini as a Company Director

PROPOSAL #O.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

operate using Company shares

PROPOSAL #O.9: Grant powers for formalities                         ISSUER            YES             FOR                  FOR

PROPOSAL #E.10: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Article L. 225-129-2 of

 the Code du Commerce, to decide to incorporate

profits, reserves or premia in the capital stock

PROPOSAL #E.11: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Article L. 225-129-2 of

 the Code du Commerce, to decide to issue shares

and/or tangible assets granting access to capital

stock or entitling debt securities, maintaining the

preferential subscription right

PROPOSAL #E.12: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Article L. 225-129-2 of

 the Code du Commerce, to decide to issue, through a

public offer, shares and/or tangible assets granting

access to capital stock or entitling debt securities,

 removing the preferential subscription right

PROPOSAL #E.13: Authorize the Board of Directors                ISSUER            YES             FOR                  FOR

pursuant to the provisions of Articles L. 225-129-2

and L. 225-136 of the Code du Commerce, to decide,

through an offer as specified in II of Article L.

411-2 of the Code Monetaire et Financier Monetary and

 Financial Code  to issue shares and/or tangible

assets granting access to capital stock or entitling

debt securities, removing the preferential

subscription right

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares and/or tangible assets, granting access

to the Company's capital stock or entitling to debt

securities, in return for securities contributed to

the Company through a public exchange offer initiated

 by it

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue shares and/or tangible assets, granting access

to the Company's capital stock or entitling to debt

securities, through contributions in kind limited to

10% of its capital stock

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities in the event of an

increase in capital stock, with or without a

preferential subscription right

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue tangible assets granting access to the

Company's capital stock, with removal of the

shareholders' preferential subscription right,

granting it to a category of people firmly taking

Company capital stock securities

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by cancelling self-held shares

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options of subscription and/or purchase of

shares to paid members of staff and Managers and

Executive Directors

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate, free of charge, ordinary Company shares to

paid members of staff and Managers and Executive

Directors

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing shares reserved for

 members of savings plans, removing the preferential

subscription right enjoyed by these people

PROPOSAL #E.22: Approve the overall ceiling on                   ISSUER            YES             FOR                  FOR

capital stock increases

PROPOSAL #E.23: Approve the amendments to the Board          ISSUER            YES             FOR                  FOR

of Directors' mandate expiry rules and correlative

amendments to Articles 10-1 and 17 of the Company's

Articles of Association

PROPOSAL #E.24: Approve the amendments to the                     ISSUER            YES             FOR                  FOR

Chairman of the Board of Directors' mandate expiry

rules and correlative amendments to Articles 14 and

16 of the Company's Articles of Association

PROPOSAL #E.25: Grant powers for formalities                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCOTTISH AND SOUTHERN ENERGY PLC

  TICKER:                  N/A                 CUSIP:   G7885V109

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Mr. Thomas Andersen                       ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint Mr. Susan Rice                                ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint Mr. Gregor Alexander                      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint KPMG Audit Plc as the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the Auditor's remuneration

PROPOSAL #9.: Grant authority for the allotment of            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.10: Approve to dissaply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own ordinary shares

PROPOSAL #S.12: Approve, 14 days' notice of general          ISSUER            YES             FOR                  FOR

meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SCRIPPS NETWORKS INTERACTIVE, INC.

  TICKER:                  SNI                 CUSIP:   811065101

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DAVID A. GALLOWAY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DALE POND                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD W. TYSOE                                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEADRILL LIMITED

  TICKER:                  N/A                 CUSIP:   G7945E105

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                     ISSUER            YES             FOR                  FOR

statements and the statutory reports

PROPOSAL #2.: Approve to set the maximum number of            ISSUER            YES             FOR                  FOR

Directors to be not more than 8

PROPOSAL #3.: Approve that the vacancies in the                 ISSUER            YES             FOR                  FOR

number of Directors be designated casual vacancies

and authorize the Board of Directors to fill such

casual vacancies as and when it deems fit

PROPOSAL #4.: Re-elect John Fredriksen as a Director         ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #5.: Re-elect Tor Olav Troim as a Director          ISSUER            YES         AGAINST           AGAINST

of the Company

PROPOSAL #6.: Re-elect Kate Blankenship as a Director        ISSUER            YES         AGAINST           AGAINST

 of the Company

PROPOSAL #7.: Re-elect Kjell E. Jacobsen as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #8.: Re-elect Kathrine Fredriksen as a                 ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #9.: Re-appoint PricewaterhouseCoopers A.S.         ISSUER            YES             FOR                  FOR

as the Auditors and authorize the Directors to

determine their remuneration

PROPOSAL #10.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Company's Board of Directors of a total amount of

fees not to exceed USD 650.000 for the YE 31 DEC 2009

PROPOSAL #11.: Transact any other business                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEAGATE TECHNOLOGY

  TICKER:                  STX                 CUSIP:   G7945J104

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEPHEN J. LUCZO         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: FRANK J. BIONDI,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM W. BRADLEY      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DAVID F. MARQUARDT      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: LYDIA M. MARSHALL        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ALBERT A. PIMENTEL      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: C.S. PARK                      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: GREGORIO REYES             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JOHN W. THOMPSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: EDWARD J. ZANDER         ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE AN INCREASE IN THE         ISSUER            YES             FOR                  FOR

COMMON SHARES AVAILABLE FOR PURCHASE UNDER SEAGATE

TECHNOLOGY'S EMPLOYEE STOCK PURCHASE PLAN IN THE

AMOUNT OF 10 MILLION SHARES.

PROPOSAL #03: PROPOSAL TO APPROVE AN EMPLOYEE STOCK          ISSUER            YES             FOR                  FOR

OPTION EXCHANGE PROGRAM.

PROPOSAL #04: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEAGATE TECHNOLOGY

  TICKER:                  STX                 CUSIP:   G7945J104

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S1: APPROVAL OF THE SCHEME OF ARRANGEMENT,         ISSUER            YES             FOR                  FOR

A COPY OF WHICH IS ATTACHED TO THE ACCOMPANYING PROXY

 STATEMENT AS ANNEX A.

PROPOSAL #S2: APPROVAL OF A MOTION TO ADJOURN THE              ISSUER            YES             FOR                  FOR

SPECIAL MEETING TO A LATER DATE TO SOLICIT ADDITIONAL

 PROXIES IF THERE ARE INSUFFICIENT PROXIES OR

SHAREHOLDERS PRESENT TO CONDUCT THE VOTE ON THE

SCHEME OF ARRANGEMENT PROPOSAL OR TO APPROVE THE

SCHEME OF ARRANGEMENT PROPOSAL AT THE TIME OF THE

PROPOSAL #E1: APPROVAL OF THE CANCELLATION OF                     ISSUER            YES             FOR                  FOR

SEAGATE- CAYMAN'S SHARE CAPITAL, WHICH IS NECESSARY

IN ORDER TO EFFECT THE SCHEME OF ARRANGEMENT AND IS A

 CONDITION TO PROCEEDING WITH THE SCHEME OF

ARRANGEMENT (THE CAPITAL REDUCTION PROPOSAL).

PROPOSAL #E2: APPROVAL OF THE CREATION OF                            ISSUER            YES             FOR                  FOR

DISTRIBUTABLE RESERVES OF SEAGATE-IRELAND WHICH ARE

REQUIRED UNDER IRISH LAW IN ORDER TO PERMIT US TO PAY

 DIVIDENDS AND REPURCHASE OR REDEEM SHARES FOLLOWING

THE TRANSACTION. APPROVAL OF THE PROPOSAL TO CREATE

DISTRIBUTABLE RESERVES IS NOT A CONDITION TO

PROCEEDING WITH THE SCHEME OF ARRANGEMENT (THE

DISTRIBUTABLE RESERVES PROPOSAL).

PROPOSAL #E3: APPROVAL OF A MOTION TO ADJOURN THE              ISSUER            YES             FOR                  FOR

MEETING TO A LATER DATE TO SOLICIT ADDITIONAL PROXIES

 IF THERE ARE INSUFFICIENT PROXIES OR SHAREHOLDERS,

ALL AS MORE FULLY DESCRIBED IN PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEALED AIR CORPORATION

  TICKER:                  SEE                 CUSIP:   81211K100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: HANK BROWN                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: ELECTION OF DIRECTOR: MICHAEL CHU                  ISSUER            YES             FOR                  FOR

PROPOSAL #03: ELECTION OF DIRECTOR: LAWRENCE R. CODEY        ISSUER            YES             FOR                  FOR

PROPOSAL #04: ELECTION OF DIRECTOR: PATRICK DUFF                ISSUER            YES             FOR                  FOR

PROPOSAL #05: ELECTION OF DIRECTOR: T. J. DERMOT                ISSUER            YES             FOR                  FOR

DUNPHY

PROPOSAL #06: ELECTION OF DIRECTOR: CHARLES F.                   ISSUER            YES             FOR                  FOR

FARRELL, JR.

PROPOSAL #07: ELECTION OF DIRECTOR: WILLIAM V. HICKEY        ISSUER            YES             FOR                  FOR

PROPOSAL #08: ELECTION OF DIRECTOR: JACQUELINE B.              ISSUER            YES             FOR                  FOR

KOSECOFF

PROPOSAL #09: ELECTION OF DIRECTOR: KENNETH P. MANNING      ISSUER            YES             FOR                  FOR

PROPOSAL #10: ELECTION OF DIRECTOR: WILLIAM J. MARINO        ISSUER            YES             FOR                  FOR

PROPOSAL #11: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE INDEPENDENT AUDITOR FOR THE YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEARS HOLDINGS CORPORATION

  TICKER:                  SHLD               CUSIP:   812350106

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: W. BRUCE JOHNSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. KUNKLER, III                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD S. LAMPERT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN T. MNUCHIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANN N. REESE                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EMILY SCOTT                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS J. TISCH                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT BY THE AUDIT              ISSUER            YES             FOR                  FOR

COMMITTEE OF DELOITTE & TOUCHE LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SECOM CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J69972107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SECURITAS AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W7912C118

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Melker Schorling as the                ISSUER            YES             FOR                  FOR

Chairman of the meeting

PROPOSAL #3: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Election of 1 or 2 person(s) to approve         ISSUER            YES             FOR                  FOR

the minutes

PROPOSAL #6: Approve to determine the compliance with        ISSUER            YES             FOR                  FOR

 the rules of convocation

PROPOSAL #7: Approve the President's report                         ISSUER            YES             FOR                  FOR

PROPOSAL #8.A: Presentation of the annual report and         ISSUER             NO              N/A                  N/A

the Auditor's report and the consolidated financial

statements and the Group Auditor's report

PROPOSAL #8.B: Presentation of the statement by the          ISSUER             NO              N/A                  N/A

Auditor on the compliance with the guidelines for

remuneration to management applicable since the last

AGM

PROPOSAL #8.C: Presentation of the Board's proposal          ISSUER             NO              N/A                  N/A

for appropriation of the Company's profit and the

Board's motivated statement thereon

PROPOSAL #9.A: Adopt the statement of income and the         ISSUER            YES             FOR                  FOR

balance sheet and the consolidated statement of

income and the consolidated balance sheet as per 31

PROPOSAL #9.B: Declare a dividend of SEK 3 per share;        ISSUER            YES             FOR                  FOR

 the dividend is expected to be distributed by

Euroclear Sweden AB starting 12 MAY 2010

PROPOSAL #9.C: Approve the record date for the                   ISSUER            YES             FOR                  FOR

dividend as 07 MAY 2010

PROPOSAL #9.D: Grant discharge to the Board of                   ISSUER            YES             FOR                  FOR

Directors and the President from liability for the FY

 2009

PROPOSAL #10: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Board Members to 9, without Deputy Members

PROPOSAL #11: Approve that the fees to the Board                ISSUER            YES             FOR                  FOR

Members for the period up to and including the AGM

2011 shall amount to SEK 4,875,000 in total

(including fees for committee work) to be distributed

 between the Board Members as follows: the Chairman

of the Board shall receive SEK 1,000,000, the Deputy

Chairman shall receive SEK 725,000 and each of the

other Board Members, except the President, shall

receive SEK 450,000; as consideration for the

Committee work, the Chairman of the Audit Committee

shall receive SEK 200,000, the Chairman of the

Remuneration Committee shall receive SEK 100,000, the

 Members of the Audit Committee each SEK 100,000 and

the Members of the Remuneration Committee each SEK

PROPOSAL #12: Re-elect Fredrik Cappelen, Carl                     ISSUER            YES         AGAINST           AGAINST

Douglas, Marie Ehrling, Annika Falkengren, Stuart E.

Graham, Alf Goransson, Fredrik Palmstierna, Melker

Schorling and Sofia Schorling-Hogberg, as the Board

Members, for the period up to and including the AGM

2011, with Melker Schorling as the Chairman of the

PROPOSAL #13: PLEASE NOTE THAT THIS IS A                              ISSUER            YES             FOR               AGAINST

SHAREHOLDER'S PROPOSAL: re-elect Gustaf Douglas

(Investment AB Latour, etc.), Marianne Nilsson

(Swedbank Robur Fonder), Per-Erik Mohlin (SEB

Fonder/SEB Trygg Liv) and Mikael Ekdahl (Melker

Schorling AB) and elect Lars Rosen (Lansforsakringar)

 as the Members of the Nomination Committee; and

elect Gustaf Douglas as the Chairman of the

PROPOSAL #14: Approve the guidelines for the                       ISSUER            YES             FOR                  FOR

remuneration to the Management

PROPOSAL #15.A: Approve the implementation of a share        ISSUER            YES             FOR                  FOR

 and cash bonus scheme in accordance with the

specified main principles (the Incentive Scheme)

PROPOSAL #15B.1: Authorize the Board, in order to              ISSUER            YES             FOR                  FOR

enable the delivery of Bonus Shares in accordance

with the Incentive Scheme, on one or several

occasions, until the AGM 2011, for the acquisition of

 treasury shares of Series B; acquisition of shares

shall take place on the NASDAQ OMX Stockholm Exchange

 at a price within the price interval that may be

registered at any given time, referring to the

interval between the highest purchase price and the

lowest selling price; a maximum of 2,000,000 shares

(estimated based on historical actual bonus payments

and adjusted to the present number of bonus eligible

managers and an estimated share price of SEK 77) may

be acquired to secure the delivery of Bonus Shares

PROPOSAL #15B.2: Approve, in order to enable the                ISSUER            YES             FOR                  FOR

delivery of Bonus Shares in accordance with the

Incentive Scheme, the transfer of a maximum of

2,000,000 Securitas shares of series B (corresponding

 to the repurchased shares under (i) above); the

right to acquire shares shall accrue to participants

in the Incentive Scheme, with a right to acquire the

maximum number of shares according to the terms of

the Incentive Scheme; the transfer of shares shall

take place free of charge and shall be executed as

soon as reasonably possible following the entitlement

 of the participants to receive Bonus Shares under

the Incentive Scheme; in the event the maximum amount

 of treasury shares set forth in this item (b) CONTD

PROPOSAL #15B.3: Approve, in case the requisite                 ISSUER            YES         AGAINST           AGAINST

majority is not achieved as regards the resolution on

 items (i) - (ii) above, that the financial exposure

of the Incentive Scheme be hedged by the entry of

Securitas into a share swap agreement with a third

party, whereby the third party in its own name shall

acquire and transfer shares in the Company to

employees participating in the Scheme; the cost for

the swap will not exceed 0.3% on the share purchase

cost which would correspond to SEK 462,000 assuming a

 purchase of 2,000,000 shares at SEK 77

PROPOSAL #16: Closing of the Meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEGA SAMMY HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J7028D104

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Approve Minor                   ISSUER            YES             FOR                  FOR

Revisions

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: To issue Stock Acquisition Rights as            ISSUER            YES             FOR                  FOR

Stock Options to Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEGRO PLC (REIT), SLOUGH

  TICKER:                  N/A                 CUSIP:   G80277117

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidate the issued and         ISSUER            YES             FOR                  FOR

unissued shares of the Company

PROPOSAL #S.2: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

ordinary shares in the capital of the Company and to

disapply pre-emption rights in connection with the

Placing and Open Offer

PROPOSAL #3.: Approve the acquisition of the entire          ISSUER            YES             FOR                  FOR

issued and to be issued share capital of Brixton plc

PROPOSAL #4.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

ordinary shares up to one third of the Company's

enlarged share capital

PROPOSAL #S.5: Authorize the Directors to allot share        ISSUER            YES             FOR                  FOR

 capital in the Company referred to in Resolution 4

above for cash on a non pre-emptive basis

PROPOSAL #S.6: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company in connection

 with a rights issue in accordance with revised ABI

guidance

PROPOSAL #S.7: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company referred to

in Resolution 6 above for cash on a non pre-emptive

PROPOSAL #S.8: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of its own ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEGRO PLC (REIT), SLOUGH

  TICKER:                  N/A                 CUSIP:   G80277141

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of 9.4 pence            ISSUER            YES             FOR                  FOR

per ordinary share

PROPOSAL #3: Approve the remuneration report for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #4: Re-elect Ian Coull as a Director                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-elect David Sleath as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Thom Wernink as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of the auditors

PROPOSAL #S.9: Grant authority for the political                ISSUER            YES             FOR                  FOR

donations under the Companies Act 2006

PROPOSAL #S.10: Approve to confer on the Directors a         ISSUER            YES             FOR                  FOR

general authority to allot ordinary shares

PROPOSAL #S.11: Approve to disapply statutory pre-             ISSUER            YES             FOR                  FOR

emption rights relating to ordinary shares allotted

under to the authority granted by resolution 10

PROPOSAL #S.12: Approve to confer on the Directors an        ISSUER            YES             FOR                  FOR

 additional authority to allot ordinary shares in

connection with a rights issue

PROPOSAL #S.13: Approve to disapply statutory pre-             ISSUER            YES         AGAINST           AGAINST

emption rights relating to ordinary shares allotted

under to the authority granted in resolution 12

PROPOSAL #S.14: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases of its ordinary shares

PROPOSAL #S.15: Approve to enable a general meeting          ISSUER            YES             FOR                  FOR

other than an AGM to be held on not less than 14

clear days' notice

PROPOSAL #S.16: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Authorize the Directors to pay scrip         ISSUER            YES             FOR                  FOR

dividends

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEGRO PLC (REIT), SLOUGH

  TICKER:                  N/A                 CUSIP:   G80277158

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidate the issued and         ISSUER            YES             FOR                  FOR

unissued shares of the Company

PROPOSAL #S.2: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

ordinary shares in the capital of the Company and to

disapply pre-emption rights in connection with the

Placing and Open Offer

PROPOSAL #3.: Approve the acquisition of the entire          ISSUER            YES             FOR                  FOR

issued and to be issued share capital of Brixton plc

PROPOSAL #4.: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

ordinary shares up to one third of the Company's

enlarged share capital

PROPOSAL #S.5: Authorize the Directors to allot share        ISSUER            YES             FOR                  FOR

 capital in the Company referred to in Resolution 4

above for cash on a non pre-emptive basis

PROPOSAL #S.6: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company in connection

 with a rights issue in accordance with revised ABI

guidance

PROPOSAL #S.7: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

additional share capital in the Company referred to

in Resolution 6 above for cash on a non pre-emptive

PROPOSAL #S.8: Authorize the Company to make market          ISSUER            YES             FOR                  FOR

purchases of its own ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEI INVESTMENTS COMPANY

  TICKER:                  SEIC               CUSIP:   784117103

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ALFRED P. WEST                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM M. DORAN                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS SEI INVESTMENTS

COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEIKO EPSON CORPORATION

  TICKER:                  N/A                 CUSIP:   J7030F105

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEINO HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J70316138

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEKISUI CHEMICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J70703137

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEKISUI HOUSE,LTD.

  TICKER:                  N/A                 CUSIP:   J70746136

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEMBCORP INDS LTD

  TICKER:                  N/A                 CUSIP:   Y79711159

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and audited accounts for the YE 31 DEC 2009 and the

Auditors' report thereon

PROPOSAL #2: Declare a final ordinary tax exempt 1-           ISSUER            YES             FOR                  FOR

tier dividend of 15 cents per ordinary share for the

YE 31 DEC 2009

PROPOSAL #3: Re-elect Goh Geok Ling as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation pursuant to Article 93 of the

 Company's Articles of Association

PROPOSAL #4: Re-elect Evert Henkes as a Director, who        ISSUER            YES             FOR                  FOR

 retires by rotation pursuant to Article 93 of the

Company's Articles of Association

PROPOSAL #5: Re-elect Ang Kong Hua as a Director                ISSUER            YES             FOR                  FOR

retiring pursuant to Article 99 of the Company's

Articles of Association

PROPOSAL #6: Re-appoint Richard Hale, OBE (                        ISSUER            YES             FOR                  FOR

Independent Chairman of audit committee) as a

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50 of Singapore, to hold

office from the date of this AGM until the next AGM

PROPOSAL #7: Approve the Directors' fees of SGD                 ISSUER            YES             FOR                  FOR

802,000 for the YE 31 DEC 2009

PROPOSAL #8: Re-appoint KPMG LLP as the Auditors of          ISSUER            YES             FOR                  FOR

the Company and authorize the Directors to fix their

remuneration

PROPOSAL #9: Authorize the Directors to issue shares         ISSUER            YES             FOR                  FOR

in the capital of the Company, whether by way of

rights, bonus or otherwise; and / or to make or grant

 offers, agreements or options that might or would

require shares to be issued, including but not

limited to the creation and issue of warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may, in their absolute discretion,

deem fit; and issue shares in pursuance of any

instrument made or granted by  the Directors while

this resolution was in force; provided that the

aggregate number of shares to be issued pursuant to

this resolution by way of renounceable rights issues

on a pro rata basis to shareholders of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEMBCORP INDS LTD

  TICKER:                  N/A                 CUSIP:   Y79711159

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Company, for the purposes         ISSUER            YES             FOR                  FOR

of Chapter 9 of the Listing Manual [Chapter 9] of the

 Singapore Exchange Securities Trading Limited [the

SGX-ST], and its subsidiaries and associated

companies that are entities at risk [as that term is

used in Chapter 9], or any of them, to enter into any

 of the transactions falling within the types of

interested person transactions as specified with any

party who is of the class of interested persons as

specified, provided that such transactions are made

on normal commercial terms and in accordance with the

 review procedures for such interested person

transactions; [Authority expires until the conclusion

 of the next AGM of the Company]; and authorize the

Directors of the Company to complete and do all such

acts and things [including executing all such

documents as may be required] as they may consider

expedient or necessary or in the interests of the

Company to give effect to the IPT Mandate and/or this

PROPOSAL #2: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore [the Companies

 Act], to purchase or otherwise acquire issued

ordinary shares in the capital of the Company [the

Shares] not exceeding in aggregate the Maximum Limit

[as specified], at such price or prices as may be

determined by the Directors from time to time up to

the Maximum Price [as specified], whether by way of:

[a] market purchase[s] on the SGX-ST; and/or [b] off-

market purchase[s] [if effected otherwise than on the

 SGX-ST] in accordance with any equal access

scheme[s] as may be determined or formulated by the

Directors as they consider fit, which scheme[s] shall

 satisfy all the conditions prescribed by the

Companies Act, and otherwise in accordance with all

other laws and regulations and rules of the SGX-ST as

 may for the time being be applicable, [the Share

Purchase Mandate]; [Authority expires the earlier of

the date on which the next AGM of the Company is held

 or the date by which the next AGM of the Company is

required by law to be held]; and to complete and do

all such acts and things [including executing such

documents as may be required] as they and/or he may

consider expedient or necessary to give effect to the

 transactions contemplated and/or authorized by this

Resolution

PROPOSAL #3: Authorize the SembCorp Industries Share         ISSUER            YES             FOR                  FOR

Option Plan, the SembCorp Industries Performance

Share Plan and the SembCorp Industries Restricted

Stock Plan [together, the Existing Share Plans] are

terminated, provided that such termination shall be

without prejudice to the rights of holders of options

 and awards accepted and outstanding under the

Existing Share Plans as at the date of such

termination; [2] a new performance share plan to be

known as the Sembcorp Industries Performance Share

Plan 2010 [the SCI PSP 2010], the rules of which, for

 the purpose of identification, have been subscribed

to by the Chairman of the Meeting, under which awards

 [PSP Awards] of fully paid up Shares, their

equivalent cash value or combinations thereof will be

 granted, free of payment, to selected employees

[including executive Directors] of the Company, its

subsidiaries and associated companies, details of

which are set out in the Circular, be and is hereby

approved; [3] the Directors of the Company be and are

 hereby authorized: [a] to establish and administer

the SCI PSP 2010; and [b] to modify and/or alter the

SCI PSP 2010 at any time and from time to time,

provided that such modification and/or alteration is

effected in accordance with the provisions of the SCI

 PSP 2010, and to do all such acts and to enter into

all such transactions and arrangements as may be

necessary or expedient in order to give full effect

to the SCI PSP 2010; and [4] the Directors of the

Company be and are hereby authorized to grant PSP

Awards in accordance with the provisions of the SCI

PSP 2010 and to allot and issue from time to time

such number of fully paid-up Shares as may be

required to be delivered pursuant to the vesting of

PSP Awards under the SCI PSP 2010, provided that: [a]

 the aggregate number of [i] new Shares allotted and

issued and/or to be allotted and issued, [ii]

existing Shares [including Shares held in treasury]

delivered and/or to be delivered, and [iii] Shares

released and/or to be released in the form of cash in

 lieu of Shares, pursuant to the SCI PSP 2010 and the

 SCI RSP 2010 [as defined in Resolution 4 below],

shall not exceed 7% of the total number of issued

Shares [excluding treasury shares] from time to time;

 and [b] the aggregate number of Shares under PSP

Awards and RSP Awards [as defined in Resolution 4

below] to be granted pursuant to the SCI PSP 2010 and

 the SCI RSP 2010 respectively during the period

commencing from this EGM and ending on the date of

the next AGM of the Company or the date by which the

next AGM of the Company is required by law to be

held, whichever is the earlier, shall not exceed 1%

of the total number of issued Shares [excluding

PROPOSAL #4: Authorize the Sembcorp Industries                   ISSUER            YES             FOR                  FOR

Restricted Share Plan 2010 [the SCI RSP 2010], the

rules of which, for the purpose of identification,

have been subscribed to by the Chairman of the

Meeting, under which awards [RSP Awards] of fully

paid-up Shares, their equivalent cash value [where

applicable] or combinations thereof [where

applicable] will be granted, free of payment, to

selected employees [including executive Directors]

and non-executive Directors of the Company, its

subsidiaries and associated companies, details of

which are set out in the Circular, be and is hereby

approved; [2] the Directors of the Company be and are

 hereby authorized: [a] to establish and administer

the SCI RSP 2010; and [b] to modify and/or alter the

SCI RSP 2010 at any time and from time to time,

provided that such modification and/or alteration is

effected in accordance with the provisions of the SCI

 RSP 2010, and to do all such acts and to enter into

all such transactions and arrangements as may be

necessary or expedient in order to give full effect

to the SCI RSP 2010; and [3] the Directors of the

Company be and are hereby authorized to grant RSP

Awards in accordance with the provisions of the SCI

RSP 2010 and to allot and issue from time to time

such number of fully paid-up Shares as may be

required to be delivered pursuant to the vesting of

RSP Awards under the SCI RSP 2010, provided that: [a]

 the aggregate number of [i] new Shares allotted and

issued and/or to be allotted and issued, [ii]

existing Shares [including Shares held in treasury]

delivered and/or to be delivered, and [iii] Shares

released and/or to be released in the form of cash in

 lieu of Shares, pursuant to the SCI RSP 2010 and the

 SCI PSP 2010, shall not exceed 7% of the total

number of issued Shares [excluding treasury shares]

from time to time; and [b] the aggregate number of

Shares under RSP Awards and PSP Awards to be granted

pursuant to the SCI RSP 2010 and the SCI PSP 2010

respectively during the period commencing from this

EGM and ending on the date of the next AGM of the

Company or the date by which the next AGM of the

Company is required by law to be held, whichever is

the earlier, shall not exceed 1% of the total number

of issued Shares [excluding treasury shares] from

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEMBCORP MARINE LTD

  TICKER:                  N/A                 CUSIP:   Y8231K102

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

the proposed renewal of the IPT mandate, for the

purposes of Chapter 9 of the Listing manual of the

Singapore Exchange Securities Trading Limited, for

the Company, its subsidiaries and associated

companies that are entities at risk, or any of them,

to enter into any of the transactions falling wit

hint he types of interested person with any party who

 is of the class of interested persons, provided that

 such transactions are made on normal commercial

terms and in accordance with the review procedures

for such interested person transactions, the approval

 given in this Resolution 1 above by the Company in

general meeting; [Authority expires at the conclusion

 of the next AGM of the Company]; to complete and do

all such acts and things as they may consider

expedient or necessary or in the interests of the

Company to give effect to the IPT mandate and or this

PROPOSAL #2: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore [the Companies

 Act], to purchase or otherwise acquire issued

ordinary shares in the capital of the Company [the

Shares] not exceeding in aggregate the Maximum Limit

10% [as specified], at such price or prices as may be

 determined by the Directors from time to time up to

the maximum price [as specified], whether by way of:

market purchase(s) 105% on the SGX-ST and/or any

other securities exchange on which the shares may for

 the time being be listed and quoted [Other

Exchange]; and/or; off-market purchase(s) [if

effected otherwise than on the SGX-ST or, as the case

 may be, the Other Exchange] in accordance with any

equal access scheme(s) as may be determined or

formulated by the Directors as they consider fit,

which scheme(s) shall satisfy all the conditions

prescribed by the Companies Act, and otherwise in

accordance with all other laws and regulations and

rules of the SGX-ST as may for the time being be

applicable, [the Share Purchase Mandate ]; [Authority

 expires the earlier of the conclusion of the date on

 which the next AGM of the Company is held or the

date by which the next AGM of the Company is required

PROPOSAL #3: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

the proposed adoption of the Scm Psp 2010 that the

SembCorp Marine Share Option Plan, the SembCorp

Marine Performance Share Plan and the SembCorp Marine

 Restricted Stock Plan terminated, provided that such

 termination shall be without prejudice to the rights

 of holders of options and awards accepted and out

standing under the existing Share Plans as at the

date of such termination, a New Performance Share

Plan to be known as the SembCorp Marine Performance

Share Plan 2010 the rules of which , for the purpose

of identification, have been subscribed to by the

Chairman of the meeting, under which awards of fully

paid up shares, their equivalent cash value or

combinations thereof will be granted, free of

payment, to selected employees of the Company, its

subsidiaries and associated companies, to establish

and administer the Scm Psp 2010, and, to modify and

or altert he Scm Psp 2010 at any time and from time

to time, provided that such modification and or

alteration is effected in accordance with the

provisions of the Scm Psp 2010, and to do all such

acts and to enter into all such transactions and

arrangements as may be necessary or expedient in

order to give full effect to the Scm Psp 2010, and to

 grant Psp awards in accordance with the pro visions

of the Scm Psp 2010 and to allot and issue from time

to time such number of fully paid up shares as may be

 required to be delivered pursuant t o the vesting of

 Psp awards under the Scm Psp 2010 provided that: the

 aggregate number of new shares allotted and issued

and/or to be allotted and issued, existing shares

[including shares held in treasury] delivered and/or

to be delivered, and shares released and/or to be

released in the form of cash in lieu of shares,

pursuant to the SCM PSP 2010 and the SCM RSP 2010 [as

 defined in Resolution 4 below], shall not exceed 7%

of the total number of issued shares [excluding

treasury shares] from time to time; and the aggregate

 number of shares under PSP awards and RSP awards [as

 defined in Resolution 4 below] to be granted

pursuant to the SCM PSP 2010 and the SCM RSP 2010

respectively during the period commencing from this

EGM and ending on the date of the next AGM of the

Company or the date by which the next AGM of the

Company is required by law to be held, whichever is

the earlier, shall not exceed 1 % of the total number

PROPOSAL #4: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

the proposed adoption of the Scm Rsp 2010 a New

Restricted Share Plan to be known as the Sembcorp

Marine Restricted Share Plan 2010, the rules of

which, for the purpose of identification, have been

subscribed t o by the Chairman of the meeting, under

which awards of fully paid up shares, their

equivalent cash value or combinations thereof will be

 granted, free of payment, to selected employees and

Non Executive Directors of the Company, its

subsidiaries and associated companies to establish

and administer the SCM RSP 2010, and to modify and or

 alter the SCM RSP 2010 at any time and from time to

time, provided that such modification and or

alteration is effect ed in accordance with the

provision'S of the SCM RSP 2010, and to do al l such

acts and to enter into all such transactions and

arrangements as may be necessary or expedient in

order to give full effect to the SCM RSP 201 0, to

grant r sp awards in accordance with the provisions

of the SCM RSP 2010 and to allot and issue from time

to time such number of fully paid up shares as m ay

be required to be delivered pursuant to the vesting

of RSP awards under the SCM RSP 2010 provided that:

the aggregate number of new shares allotted and

issued and/or to be allotted and issued, existing

shares [including shares held in treasury] delivered

and/or to be delivered, and shares released and/or to

 be released in the form of cash in lieu of shares,

pursuant to the SCM RSP 2010 and the SCM PSP 2010,

shall not exceed 7% of the total number of issued

Shares [excluding treasury shares] from time to time;

 and the aggregate number of shares under RSP Awards

and PSP Awards to be granted pursuant to the SCM RSP

2010 and the SCM PSP 2010 respectively during the

period commencing from this EGM and ending on the

date of the next AGM of the Company or the date by

which the next AGM of the Company is required by law

to be held, whichever is the earlier, shall not

exceed 1 % of the total number of issued shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEMBCORP MARINE LTD

  TICKER:                  N/A                 CUSIP:   Y8231K102

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors report          ISSUER            YES             FOR                  FOR

and audited accounts for the YE 31 DEC 2009 and the

Auditors report thereon

PROPOSAL #2: Declare a final one-tier tax exempt                ISSUER            YES             FOR                  FOR

ordinary dividend of 6 cents per ordinary share and a

 final one tier tax exempt special dividend of 4

cents per ordinary share for the YE 31 DEC 2009

PROPOSAL #3: Re-election of Mdm Ngiam Joke Mui as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 91 of the Company's Articles of Association

PROPOSAL #4: Re-election of Mr. Ron Foo Siang Guan as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation pursuant to

Article 91 of the Company's Articles of Association

PROPOSAL #5: Re-election of Mr. Wong Weng Sun                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-appointment of Mr. Tan Kwi Kin as a          ISSUER            YES         AGAINST           AGAINST

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50, to hold office from the

date of this AGM until the next AGM

PROPOSAL #7: Re-appointment of Mr. Richard Hale, OBE         ISSUER            YES             FOR                  FOR

(Member of the Audit Committee) as a Director, who

retires under Section 153(6) of the Companies Act,

Chapter 50, to hold office from the date of this AGM

until the next AGM

PROPOSAL #8: Approve the sum of SGD 1,157,833 as the         ISSUER            YES             FOR                  FOR

Directors' fees for the YE 31 DEC 2009, (2008: SGD

1,066,649)

PROPOSAL #9: Re-appointment of KPMG LLP as the                   ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #10: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to: (a) (i) issue shares in the capital of the

Company (shares) whether by way of rights, bonus or

otherwise; and/or (ii) make or grant offers,

agreements or options (collectively, Instruments)

that might or would require shares to be issued,

including but not limited to the creation and issue

of (as well as adjustments to) warrants, debentures

or other instruments convertible into shares, at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may, in

 their absolute discretion deem fit; and (b)

(notwithstanding the authority conferred by this

Resolution may have ceased to be in force).CONTD

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEMICONDUCTOR MFG INTL CORP

  TICKER:                  N/A                 CUSIP:   G8020E101

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Auditors of the

 Company for the YE 31 DEC 2009

PROPOSAL #2.A: Re-elect Mr. Tsuyoshi Kawanishi as a          ISSUER            YES             FOR                  FOR

Class III Director of the Company

PROPOSAL #2.B: Re-elect Mr. Zhou Jie as a Class III          ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #2.C: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #3.A: Re-elect Dr. David N. K. Wang as a              ISSUER            YES             FOR                  FOR

Class I Director of the Company

PROPOSAL #3.B: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Director's remuneration

PROPOSAL #4: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

allot, issue, grant, distribute and otherwise deal

with additional shares in the Company, not exceeding

20% of the issued share capital of the Company at the

 date of this resolution (as adjusted)

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

repurchase shares of the Company, not exceeding 10%

of the issued share capital of the Company at the

date of this resolution

PROPOSAL #6: Authorize the Board of Directors,                   ISSUER            YES             FOR                  FOR

conditional on the passing of Resolutions 4 and 5, to

 allot, issue, grant, distribute and otherwise deal

with the additional authorized but unissued shares in

 the Company repurchased by the Company

PROPOSAL #7: Approve the special mandate for                       ISSUER            YES             FOR                  FOR

increasing the limit on the grant of equity awards

under the 2004 Equity Incentive Plan of the Company

PROPOSAL #8: Approve the proposed amendments to the          ISSUER            YES             FOR                  FOR

2004 Equity Incentive Plan of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEMPRA ENERGY

  TICKER:                  SRE                 CUSIP:   816851109

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JAMES G.                       ISSUER            YES             FOR                  FOR

BROCKSMITH JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: DONALD E.                     ISSUER            YES             FOR                  FOR

FELSINGER

PROPOSAL #1C: ELECTION OF DIRECTOR: WILFORD D.                   ISSUER            YES             FOR                  FOR

GODBOLD JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM D. JONES         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: WILLIAM G. OUCHI         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CARLOS RUIZ                  ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: WILLIAM C. RUSNACK      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: WILLIAM P.                   ISSUER            YES             FOR                  FOR

RUTLEDGE

PROPOSAL #1I: ELECTION OF DIRECTOR: LYNN SCHENK                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: NEAL E. SCHMALE           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT REGISTERED         ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: SHAREHOLDER PROPOSAL FOR AN ADVISORY        SHAREHOLDER        YES         AGAINST               FOR

VOTE ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SES S.A., LUXEMBOURG

  TICKER:                  N/A                 CUSIP:   L8300G135

  MEETING DATE:      4/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Attendance list, quorum and adoption of        ISSUER             NO              N/A                  N/A

 the agenda

PROPOSAL #2.: Approve the nomination of a Secretary          ISSUER             NO              N/A                  N/A

and of two Scrutineers

PROPOSAL #3.: Approve the presentation by the                     ISSUER             NO              N/A                  N/A

Chairman of the Board of Directors of the 2009

activities report of the Board

PROPOSAL #4.: Approve the presentation on the main            ISSUER             NO              N/A                  N/A

developments during 2009 and perspectives

PROPOSAL #5.: Approve the presentation of the 2009            ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #6.: Approve the presentation of the audit          ISSUER             NO              N/A                  N/A

report

PROPOSAL #7.: Approve the balance sheet as of 31 DEC         ISSUER             NO              N/A                  N/A

2009 and of the 2009 profit and loss accounts

PROPOSAL #8.: Approve the decision on allocation of          ISSUER             NO              N/A                  N/A

2009 profits

PROPOSAL #9.: Approve the transfers between reserve          ISSUER             NO              N/A                  N/A

accounts

PROPOSAL #10.: Grant discharge to the Members of the         ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #11.: Grant discharge to the Auditor                      ISSUER             NO              N/A                  N/A

PROPOSAL #12.: Appointment of the Auditor for the              ISSUER             NO              N/A                  N/A

year 2010 and determine its remuneration

PROPOSAL #13.: Election of a New Board Member                      ISSUER             NO              N/A                  N/A

PROPOSAL #14.: Approve the resolution on Company                ISSUER             NO              N/A                  N/A

acquiring own FDRs and/or own A, or B shares

PROPOSAL #15.: Approve to determine the remuneration         ISSUER             NO              N/A                  N/A

of the Directors as follows: for the attendance at a

meeting of the Board of Directors or of a Committee

set up by the Board, the Directors shall receive a

remuneration of EUR 1,600; this remuneration is the

same for the Vice-chairman and the Chairman; a

Director participating by telephone at a meeting of

the Board or of a Committee set up by the Board,

shall receive a remuneration of EUR 800 for that

meeting; each Director shall receive a remuneration

of EUR 40,000 per year, regardless of the number of

attendances at meetings; the Vice-chairman shall

receive EUR 48,000 per year and the Chairman of the

Board shall receive EUR 10,000 per year; a Director,

other than the Chairman of the Board of Directors,

chairing one of the committees setup by the Board

shall receive an additional remuneration of EUR 8,000

 per year; all the amounts contained in the present

resolution will be net of any Luxembourgish

withholding tax on Directors' fees

PROPOSAL #16.: Miscellaneous                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SESA GOA LTD

  TICKER:                  N/A                 CUSIP:   Y7673N111

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, pursuant to the          ISSUER            YES             FOR                  FOR

provisions of Section 81(1A) and other applicable

provisions, if any, of the Companies Act, 1956

[including any amendment thereto or re-enactment

thereof] and in accordance with the provisions of the

 Articles of Association of the Company, the Listing

Agreements entered into between the Company and stock

 exchanges, the guidelines and clarifications issued

by the RBI, SEBI and any other statutory/regulatory

authorities, and subject to all such other approvals,

 permissions, consents and sanctions, as may be

necessary and subject to such conditions and

modifications as may be agreed to by the Board of

Directors of the Company [hereinafter referred to as

the Board, which term shall also include any

committee constituted/to be constituted by the Board

for exercising the powers conferred on the Board by

this resolution], to create, offer, issue and allot

up to 3,32,74,000 equity shares of INR 1 each to

Promoters and its associates [as specified], on

preferential allotment basis, on such terms and

conditions and in such manner as the Board may think

fit, without offering the same to any other person,

whether or not they are Members of the Company;

approve that: i)the equity shares created, issued,

offered and allotted shall be subject to the

provisions of the Memorandum and Articles of

Association of the Company; ii) the relevant date for

 calculating the issue price of the shares shall be

09 JUN 2009, being the date 30 days prior to the date

 of passing of this resolution; iii) all such shares

issued and allotted by the Board pursuant to the

authority hereby given shall rank pari-passu inter-se

 and with then existing equity shares of the Company

in all respects save and except that they shall rank

for dividend from the relevant FY in which they are

allotted; authorize the Board, for the purpose of

giving effect to above, to take all actions and do

all such deeds, matters and things as it may, in its

absolute discretion, deem necessary, desirable or

expedient to effect the offer, issue or allotment of

aforesaid equity shares to Promoters and its

associates and listing thereof with the stock

exchange(s) as appropriate and to resolve and settle

all questions and difficulties that may arise in the

proposed issue and allotment of any of the said

equity shares and to do all acts, deeds and things in

 connection therewith and incidental thereto as the

Board in its absolute discretion deem fit, and

further to do all such acts, deeds, matters and

things and to finalize and execute all documents,

papers, agreements, deeds and writings as may be

necessary, desirable or expedient as it may deem fit

and to delegate all or any of the powers herein

conferred to any Committee Directors, or whole-time

Directors or any one or more whole-time Directors or

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SESA GOA LTD

  TICKER:                  N/A                 CUSIP:   Y7673N111

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit & loss account

 for the YE on that date and the reports of the

Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. P. G. Kakodkar as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. A. Pradhan as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors to hold office              ISSUER            YES             FOR                  FOR

from the conclusion of this meeting until the

conclusion of the next AGM and approve to fix their

PROPOSAL #6.: Re-appoint Mr. Prasun Kumar Mukherjee          ISSUER            YES             FOR                  FOR

as the Managing Director of the Company, pursuant to

the provisions of Sections 198, 269, 309, 310 and

other applicable provisions, if any, of the Companies

 Act, 1956, for a period of 3 years with effect from

01 APR 2009 and approve the payment of a remuneration

 with base salary of INR 4,65,000 per month in the

scale of INR 4,00,000 to INR 8,00,000 as specified,

with a liberty to the Board of Directors to alter and

 vary such terms and conditions including

remuneration so as not to exceed the limits specified

 in Part I, i.e. in case of profit, and Part II, i.e.

 in case of inadequacy of profit, of Schedule XIII to

 the Companies Act, 1956 or any amendments thereto as

 may be agreed to by the Board of Directors and Mr.

P.K Mukherjee during the aforesaid period

PROPOSAL #7.: Re-appoint Mr. Arun Kumar Rai as a                ISSUER            YES             FOR                  FOR

Whole time Director of the Company, pursuant to the

provisions of Sections 198, 269, 309, 310 and other

applicable provisions, if any, of the Companies Act,

1956, with effect from 01 FEB 2009 up to 31 JUL 2011

and approve the payment of a remuneration with base

salary of INR 2,00,000 per month in the scale of INR

1,50,000 to INR 5,00,000 as specified, with a liberty

 to the Board of Directors to alter and vary such

terms and conditions including remuneration so as not

 to exceed the limits specified in Part I, i.e. in

case of profit and Part II, i.e. in case of

inadequacy of profit of Schedule XIII to the

Companies Act, 1956 or any amendments thereto as may

be agreed to by the Board of Directors and Mr. Arun

K. Rai during the aforesaid period

PROPOSAL #8.: Re-appoint Mr. Hari Prasad Unni                     ISSUER            YES             FOR                  FOR

Krishnan Nair as a Whole time Director of the

Company, pursuant to the provisions of Sections 198,

269, 309 310 and other applicable provisions, if any

of the Companies Act, 1958, with effect from 01 FEB

2009 up to 30 SEP 2009 and approve the payment of a

remuneration with base salary of INR 1,80,000 per

month in the scale of INR 1,50,000 to INR 5,00,000 as

 specified, with a liberty to the Board of Directors

to after and vary such terms and conditions including

 remuneration so as not to exceed the limits

specified in Part I, i.e. in case of profit and Part

II, i.e:, in case of inadequacy of profit of Schedule

 XIII to the Companies Act, 1956 or any amendments

thereto as may be agreed to by the Board of Directors

 and Mr. Hari Prasad Unni Krishnan Nair during the

PROPOSAL #9.: Appoint Mr. M. D. Phal as a Whole time         ISSUER            YES             FOR                  FOR

Director of the Company, pursuant to the provisions

of Sections 198, 269, 309 and other applicable

provisions, if any, of the Companies Act, 1956, with

effect from 21 DEC 2008 up to 30 APR 2009 and approve

 the payment of a remuneration with base salary of

INR 1,55,000 per month in the scale of INR 1,50,000

to INR 5,00,000 as specified, with a liberty to the

Board of Directors to alter and vary such terms and

conditions including remuneration so as not to exceed

 the limits specified in Part I, i.e. in case of

profit and Part II, i.e., in case of inadequacy of

profit of Schedule XIII to the Companies Act, 1956 or

 any amendments thereto as may be agreed to by the

Board of Directors and Mr. M. D. Phal during the

PROPOSAL #S.10: Authorize the Board of Directors,              ISSUER            YES             FOR                  FOR

pursuant to Sections 309(4) and 310 of the Companies

Act, 1956, to decide a payment of commission to the

Non Whole time Directors of the Company resident in

India, not being Managing/Whole time Directors [in

such manner as the Board of Directors may from time

to time determine] up to INR 50 lakhs per annum

computed in the manner laid down in Section 198 (1)

of the Companies Act, 1956

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SESA GOA LTD

  TICKER:                  N/A                 CUSIP:   Y7673N111

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, pursuant to the          ISSUER            YES         AGAINST           AGAINST

provisions of Section 81[1A] and other applicable

provisions, if any, of the Companies Act, 1956, as

amended or restated[(the Companies Act], the listing

agreements with each of the stock exchanges where the

 Companys equity shares are listed and the provisions

 of the Foreign Exchange Management Act, 1999, as

amended or restated, the Foreign Exchange Management

[Transfer or Issue of Security by a Person Resident

Outside India] Regulations, 2000, as amended or

restated, the Foreign Exchange Management [Borrowing

or Lending in Rupees] Regulations, 2000, as amended

or restated, the Issue of Foreign Currency

Convertible Bonds and Ordinary Shares [Through

Depository Receipt Mechanism] Scheme, 1993, as

amended or restated, the Securities and Exchange

Board of India [Issue of Capital and Disclosure

Requirements] Regulations, 2009, as amended or

restated [the ICDR Regulations], as applicable and

such other statutes, notifications, circulars, rules

and regulations as may be applicable and relevant,

each as amended or restated, and the Memorandum and

Articles of Association of the Company, as amended,

and subject to such approvals, consents, permissions

and sanctions, if any, of the Government of India,

the Reserve Bank of India [the RBI], the Foreign

Investment Promotion Board [the FIPB], the Securities

 and Exchange Board of India [the SEBI], the relevant

 Registrar of Companies, the relevant stock exchanges

 and any other regulatory authority as may be

required under applicable law or regulation, and

subject to such conditions as may be prescribed by

any of them in granting such approvals, consents,

permissions and sanctions which may be agreed to by

the Board of Directors of the Company [the Board,

which term shall be deemed to include any committee

constituted or to be constituted by the Board, or any

 person(s) authorized by the Board or its committee

for such purposes], and to create, offer, issue and

allot in the course of either 1 or more international

 offering(s), in 1 or more foreign markets and/or in

the course of 1 or more domestic offering(s) in

India, including by way of a qualified institutions

placement under the ICDR Regulations [QIP], such

number of equity shares and/or any securities linked

to, convertible into or exchangeable for equity

shares including without limitation through Global

Depository Receipts [GDRs] and/or American Depository

 Receipts [ADRs] and/or convertible preference shares

 and/or convertible debentures [compulsorily and/or

optionally, fully and/or partly] and/or non-

convertible debentures [or other securities] with

warrants and/or warrants with a right exercisable by

the warrant holder to exchange or convert such

warrants with equity shares of the Company at a later

 date simultaneously with the issue of non-

convertible debentures and/or Foreign Currency

Convertible Bonds [FCCBs] and/or Foreign Currency

Exchangeable Bonds [FCEBs] and/or any other permitted

 fully and/or partly paid

PROPOSAL #2.: Authorize the Company, in partial                 ISSUER            YES         AGAINST           AGAINST

modification of the resolution passed earlier, in

terms of Section 293 (1)(d) and other applicable

provisions, if any, of the Companies Act, 1956, as

amended or restated, to the Board of Directors of the

 Company to borrow from time to time any sum or sums

of monies together with monies already borrowed by

the Company [apart from temporary loans obtained or

to be obtained from the Company's bankers in the

ordinary course of business] that may exceed the

aggregate of the paid-up capital of the Company and

its free reserves, that is to say, reserves not set

apart for any specific purpose, provided that the

total amount so borrowed by the Board shall not at

any time exceed the limit of INR 6,000 crores; and to

 severally delegate all or any of its powers herein

conferred to any Committee of Directors or any

Executive Director or Directors or any other officer

of the Company, in order to give effect to the above

resolutions; and approve and ratify all actions taken

 by the Board in connection with any matter referred

to or contemplated in any of the foregoing

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEVEN & I HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J7165H108

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Entrusting to the Company's Board of            ISSUER            YES             FOR                  FOR

Directors determination of the subscription

requirements for the share subscription rights, as

stock options for stock-linked compensation issued to

 the executive officers of the Company, as well as

the directors and executive officers of the Company's

 subsidiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEVERN TRENT PLC, BIRMIMGHAM

  TICKER:                  N/A                 CUSIP:   G8056D159

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 MAR 2009

PROPOSAL #4.: Re-appoint Mr. Tony Ballance                           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint Sir John Egan                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint Mr. Gordon Fryett                           ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint Mr. Tony Wray                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Grant authority for political donations        ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital

PROPOSAL #11.: Grant authority to allot the shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.12: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.13: Grant authority to purchase of own            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #S.14: Approve to reduce notice period for          ISSUER            YES             FOR                  FOR

general meetings

PROPOSAL #15.: Approve to renew the Severn Trent                ISSUER            YES             FOR                  FOR

Sharesave Scheme

PROPOSAL #16.: Approve the Severn Trent share                     ISSUER            YES             FOR                  FOR

Matching Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEVERSTAL JT STK CO

  TICKER:                  N/A                 CUSIP:   X7803S106

  MEETING DATE:      10/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the early termination of powers        ISSUER            YES             FOR                  FOR

 of Members of the Company's Board of Directors

PROPOSAL #2.1: Elect Mordashov A.A. as a Board of              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.2: Elect Noskov M.V. as a Board of                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.3: Elect Kuznetsov S.A. as a Board of              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.4: Elect Kruchinin A.N. as a Board of              ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.5: Elect Kulichenko A.G. as a Board of            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #2.6: Elect Christopher Richard Nigel Clark         ISSUER            YES             FOR                  FOR

as a Board of Director

PROPOSAL #2.7: Elect Rolf Wilhelm Heinrich Stomberg          ISSUER            YES             FOR                  FOR

as a Board of Director

PROPOSAL #2.8: Elect Martin David Angle as a Board of        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #2.9: Elect Ronald Michael Freeman as a                ISSUER            YES             FOR                  FOR

Board of Director

PROPOSAL #2.10: Elect Peter Kraljic as a Board of              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Approve to change the amount of the              ISSUER            YES             FOR                  FOR

remuneration paid to the Members of the Company's

Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SEVERSTAL JT STK CO

  TICKER:                  N/A                 CUSIP:   X7803S106

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Board of Directors                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2: Election of sole Executive Body                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the annual report, balance                 ISSUER            YES             FOR                  FOR

sheet, profit and loss statement

PROPOSAL #4: Approve the profit and loss distribution        ISSUER            YES             FOR                  FOR

 and non payment of dividends for the year 2009

PROPOSAL #5: Election of Audit Commission                             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the External Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the remuneration and                            ISSUER            YES         AGAINST           AGAINST

compensation to be paid to the members of the Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SGS SA

  TICKER:                  N/A                 CUSIP:   H7484G106

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report and the                 ISSUER            YES             FOR                  FOR

accounts of SGS SA and of the SGS Group

PROPOSAL #2.: Approve the 2009 remuneration report            ISSUER            YES         AGAINST           AGAINST

[Consultative vote]

PROPOSAL #3.: Approve to release of the Board of                ISSUER            YES             FOR                  FOR

Directors and the Management

PROPOSAL #4.: Approve the appropriation of profits            ISSUER            YES             FOR                  FOR

resulting from the balance sheet of SGS SA

PROPOSAL #5.A: Election of Sergio Marchionne to the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.B: Election of Tiberto Ruy Brandolini D          ISSUER            YES         AGAINST           AGAINST

Adda to the Board of Directors

PROPOSAL #5.C: Election of August Von Finck to the            ISSUER            YES         AGAINST           AGAINST

Board of Directors

PROPOSAL #5.D: Election of August Francois Von Finck         ISSUER            YES         AGAINST           AGAINST

to the Board of Directors

PROPOSAL #5.E: Election of Peter Kalantzis to the              ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #5.F: Election of Thomas Limberger to the            ISSUER            YES         AGAINST           AGAINST

Board of Directors

PROPOSAL #5.G: Election of Shelby R. Du Pasquier to          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #5.H: Election of Carlo Barel Di Sant Albano        ISSUER            YES         AGAINST           AGAINST

 to the Board of Directors

PROPOSAL #6.: Election of Deloitte SA as the Auditors        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Ad-hoc                                                                 ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANDONG CHENMING PAPER HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y7682V104

  MEETING DATE:      7/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the resolution of the Company          ISSUER            YES             FOR                  FOR

in relation to the construction of a high-end low

weight coated paper project

PROPOSAL #2.: Approve the resolution of the Company          ISSUER            YES             FOR                  FOR

in relation to the construction of a high-end white

coated linerboard project

PROPOSAL #3.: Approve the resolution of the Company          ISSUER            YES             FOR                  FOR

in relation to the construction of the project of

Chenming International Logistics Center and the

ancillary railway special line

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANDONG CHENMING PAPER HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y7682V104

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Chen Hongguo as a Executive Director

of the Company

PROPOSAL #1.2: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Yin Tongyuan as a Executive Director

of the Company

PROPOSAL #1.3: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Li Feng as a Executive Director of the

 Company

PROPOSAL #1.4: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Geng Guanglin as a Executive Director

of the Company

PROPOSAL #1.5: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Tan Daocheng as a Executive Director

of the Company

PROPOSAL #1.6: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Hou Huancai as a Executive Director of

 the Company

PROPOSAL #1.7: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Zhou Shaohua as a Executive Director

of the Company

PROPOSAL #1.8: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Cui Youping as a Non-Executive

Director of the Company

PROPOSAL #1.9: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Wang Fengrong as a Non-Executive

Director of the Company

PROPOSAL #1.10: Approve the appointment and re-                  ISSUER            YES             FOR                  FOR

appointment of Wang Xiaoqun as a Non-Executive

Director of the Company

PROPOSAL #1.11: Approve the appointment and re-                  ISSUER            YES             FOR                  FOR

appointment of Wang Aiguo as a Independent Non-

Executive Director of the Company

PROPOSAL #1.12: Approve the appointment and re-                  ISSUER            YES             FOR                  FOR

appointment of Zhang Zhiyuan as a Independent Non-

Executive Director of the Company

PROPOSAL #1.13: Approve the appointment and re-                  ISSUER            YES             FOR                  FOR

appointment of Wang Xiangfei as a Independent Non-

Executive Director of the Company

PROPOSAL #1.14: Approve the appointment and re-                  ISSUER            YES             FOR                  FOR

appointment of WangYumei a Independent Non-Executive

Director of the Company

PROPOSAL #1.15: Approve the appointment and re-                  ISSUER            YES             FOR                  FOR

appointment of Zhang Hong of as a Independent Non-

Executive Director of the Company

PROPOSAL #2.1: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Gao Junjie as a Supervisor of the

Company

PROPOSAL #2.2: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Guo Guangyao as a Supervisor of the

Company

PROPOSAL #2.3: Approve the appointment and re-                    ISSUER            YES             FOR                  FOR

appointment of Yin Qixiang as a Supervisor of the

Company

PROPOSAL #3: Approve the remuneration of the                       ISSUER            YES             FOR                  FOR

Directors and Senior Management of the Company

PROPOSAL #4: Approve the application for the                       ISSUER            YES             FOR                  FOR

integrated banking credit line in 2010

PROPOSAL #5: Approve the guarantees provided by the          ISSUER            YES             FOR                  FOR

Company for the banking facilities being applied by

its controlling subsidiaries

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANDONG CHENMING PAPER HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y7682V104

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board  Board          ISSUER            YES             FOR                  FOR

of Directors  the Directors  of the Company for the

YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Receive the report of the Independent            ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #4: Approve the financial statements of the         ISSUER            YES             FOR                  FOR

Company for the YE 31 DEC 2009

PROPOSAL #5: Approve the profit distribution plan of         ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI CHLOR-ALKALI CHEM LTD

  TICKER:                  N/A                 CUSIP:   Y76771115

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #2: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #3: Approve the work report of the                        ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report and 2010 financial budget report

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan are as follows: 1) cash dividend/10 shares (tax

included): CNY 0.0000 2) bonus issue from profit

(share/10 shares): none 3) bonus issue from capital

reserve (share/10 shares): none

PROPOSAL #6: Approve the 2010 external guarantee quota      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the 2010 application for                     ISSUER            YES             FOR                  FOR

financing credit line

PROPOSAL #8: Approve the estimated 2010 continuing            ISSUER            YES             FOR                  FOR

connected transactions

PROPOSAL #9: Re-appoint the Audit Firm and payment of        ISSUER            YES             FOR                  FOR

 2009 Audit Fee

PROPOSAL #10: Approve the payment of 2010 allowance          ISSUER            YES             FOR                  FOR

for Independent Directors and outside Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI CHLOR-ALKALI CHEMICAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y76771115

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the CNY 624 Million borrowing          ISSUER            YES             FOR                  FOR

from A Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI CHLOR-ALKALI CHEMICAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y76771115

  MEETING DATE:      12/31/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the work report of the Board of        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #2.: Receive the work report of the                       ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3.: Elect the Directors and Independent              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4.: Elect the Supervisors                                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI ELEC GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y76824104

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the contribution of RMB 712              ISSUER            YES             FOR                  FOR

million into Shanghai Electric Power Generation

Equipment Co, Ltd, by Siemens Ltd, China pursuant to

the Capital Increase Agreement dated 03 SEP 2009

PROPOSAL #2.: Approve the procurement of the                       ISSUER            YES             FOR                  FOR

liability insurance for the Directors, Supervisors

and Senior Management of the Company and authorize

the Board to determine any adjustments to the limits

of liability and premiums; and authorize the

Management of the Company to handle issues relating

to the liability insurance on a yearly basis

including but not limited to selection of the

Insurance Company and execution of Insurance Contracts

PROPOSAL #3.: Approve the contribution of JPY 2.7              ISSUER            YES             FOR                  FOR

billion into Akiyama International Corporation by

Shanghai Electric [Group] Corporation pursuant to the

 Capital Injection Agreement dated 23 OCT 2009

PROPOSAL #4.: Approve the Waiver                                            ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve the relevant continuing                     ISSUER            YES             FOR                  FOR

connected transactions between the Group and KSB

Aktiengesellschaft and the proposed annual caps

PROPOSAL #6.: Approve the relevant continuing                     ISSUER            YES             FOR                  FOR

connected transactions between the Group and Bosch

Solar Energy AG and the proposed annual caps thereof

PROPOSAL #7.: Approve the relevant continuing                     ISSUER            YES             FOR                  FOR

connected transactions between the Group and Xantrex

Technology Inc. and the proposed annual caps thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI ELECTRIC GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y76824104

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of the Company        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Board for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #3: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee for the YE 31 DEC 2009

PROPOSAL #4: Approve the report of the Auditors, the         ISSUER            YES             FOR                  FOR

audited financial statements and the financial

results of the Company for the YE 31 DEC 2009

PROPOSAL #5: Approve the profit distribution plan of         ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

PROPOSAL #6: Re-appointment of Ernst & Young Hua Ming        ISSUER            YES             FOR                  FOR

 as the Company's PRC Auditor and Ernst & Young as

the Company's international Auditor for the FYE 31

DEC 2010, and authorize the Board to determine the

Auditors' remunerations

PROPOSAL #7: Approve the emoluments of the Directors         ISSUER            YES             FOR                  FOR

and Supervisors for the YE 31 DEC 2010 and ratify the

 emoluments paid to the Directors and Supervisors for

 the YE 31 DEC 2009

PROPOSAL #8: Approve to renew the liability insurance        ISSUER            YES             FOR                  FOR

 for the Directors, Supervisors and Senior Management

 of the Company, authorize the Board to determine any

 adjustments to the limits of liability and premiums

and authorize the management of the Company to handle

 issues relating to the liability insurance on a

yearly basis including but not limited to selection

of the insurance company and execution of insurance

PROPOSAL #9: Approve the continuing connected                     ISSUER            YES             FOR                  FOR

transactions contemplated under the framework

purchase agreement between Shanghai Mitsubishi

Elevator Co. Ltd. and MESMEE dated 03 FEB 2010 in

relation to the purchase of certain products from

MESMEE by the Group and the proposed annual caps

PROPOSAL #10.1: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB11.53 million by

the Company for the loan of Shanghai Heavy Machinery

Plant Company Ltd. in the year 2010

PROPOSAL #10.2: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB80 million by the

Company for the loan of Shanghai Electric Import &

Export Co., Ltd in the year 2010

PROPOSAL #10.3: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB10 million by the

Company for the loan of Shanghai Relay Company Ltd

PROPOSAL #10.4: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB130 million by

Shanghai Mechanical & Electrical Co., Ltd. for the

loan of Shanghai Welding Equipment Company Ltd

PROPOSAL #10.5: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB300 million by

Shanghai Heavy Machinery Plant Company Limited for

the loan of Shanghai Electric Nuclear Power Equipment

 Company

PROPOSAL #10.6: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB155 million by

Shanghai Heavy Machinery Plant Company Limited for

the loan of Shanghai No. 1 Machine Tool Works Company

PROPOSAL #10.7: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB3 million by

Shanghai Heavy Machinery Plant Company Limited for

the loan of Shanghai Environmental Protection

Equipment Engineering Company Ltd

PROPOSAL #10.8: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB16.6 million by

Shanghai Electric Environmental Protection Investment

 Co., Ltd. for the loan of Shanghai Electric Nantong

Water Treatment Company Ltd

PROPOSAL #10.9: Approve the proposed provision of the        ISSUER            YES         AGAINST           AGAINST

 guarantee of maximum limit of RMB295 million by

Shanghai Boiler Works Ltd. for the loan of Shanghai

Electric Wind Power Equipment Company Ltd

PROPOSAL #10.10: Approve the proposed provision of            ISSUER            YES         AGAINST           AGAINST

the an integrated credit guarantee of maximum limit

of USD 25 million  approximately RMB170.68 million

by Shanghai Boiler Works Company Ltd for Shanghai

Electric Group Shanghai Electric Machinery Co. Ltd

PROPOSAL #10.11: Approve the proposed provision of            ISSUER            YES         AGAINST           AGAINST

the letter of guarantee with total amount of

RMB2561.5 million issued by Shanghai Electric Group

Finance Company Ltd. to financial institutions in

respect of loans to be granted to the Company and the

 subsidiaries of the Company

PROPOSAL #10.12: Approve the proposed provision of            ISSUER            YES         AGAINST           AGAINST

the letter of guarantee with total amount of RMB4.1

million issued by Shanghai Electric Group Finance

Company Ltd. to financial institutions in respect of

loans to be granted to the subsidiaries of Shanghai

Electric (Group) Corporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI FRIENDSHIP GROUP INCORP CO

  TICKER:                  N/A                 CUSIP:   Y7682E102

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 business report and the        ISSUER            YES             FOR                  FOR

 work report of the Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report and 2010 financial budget report

PROPOSAL #4: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan; the detailed profit distribution plan are as:

1) cash dividend/10 shares (tax included): CNY

2.0000; 2) bonus issue from profit (share/10 shares):

 none; 3) bonus issue from capital reserve (share/10

shares): none

PROPOSAL #5: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #6: Re-appoint the Audit Firm                                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election of Directors                                         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Election of Independent Directors                    ISSUER            YES             FOR                  FOR

PROPOSAL #9: Election of Supervisors                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI HAIXIN GROUP CO LTD, SHANGHAI

  TICKER:                  N/A                 CUSIP:   Y7682J101

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #4: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan: 1) cash dividend/10 shares (tax included): CNY

0.0000; 2) bonus issue from profit (share/10 shares):

 none; 3) bonus issue from capital reserve (share/10

shares): none

PROPOSAL #5: Approve the change of some Directors               ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize the Board to determine the              ISSUER            YES             FOR                  FOR

Company's 2010 guarantee plan

PROPOSAL #7: Authorize the Board for the External              ISSUER            YES             FOR                  FOR

investment and other matters

PROPOSAL #8: Re-appoint the Audit Firm and approve            ISSUER            YES             FOR                  FOR

the payment of 2009 audit fee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI INDL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y7683K107

  MEETING DATE:      8/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the sale and                     ISSUER            YES             FOR                  FOR

purchase agreement dated 27 JUL 2009 entered into

between the Company and Shanghai Industrial Financial

 [Holdings] Company Limited [the Sale and Purchase

Agreement, a copy of which has been produced to the

meeting and marked A and signed by the Chairman of

the meeting for the purpose of identification] in

relation to the disposal by the Company of the entire

 issued share capital in and shareholders' loan to

S.I. Technology Production Holdings Limited and the

transactions contemplated thereunder and in

connection therewith and any other ancillary

documents; and authorize the Directors of the Company

 for and on behalf of the Company to sign, seal,

execute, perfect, perform and deliver all such

agreements, instruments, documents and deeds, and do

all such acts, matters and things and take all such

steps as they may in their absolute discretion

consider necessary, desirable or expedient to

implement and/or give effect to the Sale and Purchase

 Agreement and the transactions contemplated

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI INDL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y7683K107

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the sale and                     ISSUER            YES             FOR                  FOR

purchase agreement dated 12 AUG 2009 [the

'Agreement', as specified] entered into between Glory

 Shine Holdings Limited [the 'Vendor'] as vendor and

S.I. Urban Development Holdings Limited [the

'Purchaser'] as purchaser for the sale and purchase

of the Sale Shares and Sale Loans [as specified] and

all transactions contemplated under or referred to in

 the Agreement and any other agreements or documents

in connection therewith; authorize any 1 Director of

the Company, or any 2 Directors of the Company if the

 affixation of the common seal is necessary to

execute all such other documents and agreements and

do all such acts and things as he or they may in his

or their absolute discretion consider to be

necessary, desirable, appropriate or expedient to

implement and/or give effect to the Agreement and the

 transactions contemplated thereunder and all matters

 incidental to, ancillary to or in connection with

the Agreement and/or any further agreement or

document as mentioned in this resolution and/or the

transactions contemplated thereunder and all other

matters incidental thereto, including agreeing and

making any modifications, amendments, waivers,

variations or extensions of the Agreement and/or any

further agreement or document as mentioned in this

resolution and/or the transactions contemplated

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI INDL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y7683K107

  MEETING DATE:      11/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve: and/or ratify the share issue         ISSUER            YES             FOR                  FOR

and asset acquisition agreement dated 15 OCT 2009

entered into among the Company, SIIC Shanghai

Holdings Co, Ltd, and Shanghai Pharmaceutical Co,

Ltd, in relation to the Equity Interests Transfer [as

 defined and described in the circular of the Company

 dated 30 OCT 2009 (the Circular)] upon the terms and

 subject to the conditions therein contained, [the

Share Issue and Asset Acquisition Agreement] and all

transactions contemplated thereunder and in

connection therewith and any other ancillary

documents; the agreement dated 15 OCT 2009 entered

into among Shanghai Pharmaceutical Co, Ltd, Shanghai

Industrial Pharmaceutical Investment Co, Ltd, and

Shanghai Zhongxi Pharmaceutical Co, Ltd, in relation

to the Absorption Merger [as defined and described in

 the Circular] upon the terms and subject to the

conditions therein contained, [the Share Swap Merger

Agreement] and all transactions contemplated

thereunder and in connection therewith and any other

ancillary documents; and the letter of undertaking

issued by the Company to Shanghai Pharmaceutical Co,

Ltd, and Shanghai Industrial Pharmaceutical

Investment Co, Ltd, dated 15 OCT 2009 in relation to

the exercise of the cash option by Shanghai

Industrial YKB Ltd in respect of its entire

shareholding in Shanghai Industrial Pharmaceutical

Investment Co, Ltd, under the Absorption Merger, [the

 Undertaking] and all transactions contemplated

thereunder and in connection therewith and any other

ancillary documents; and authorize the Directors of

the Company, for and on behalf of the Company, to

sign, seal, execute, perfect, perform and deliver all

 such instruments, documents and deeds, and do all

such acts, matters and things and take all such steps

 as they may in their discretion consider necessary,

desirable or expedient to implement and/or to give

effect to the Share Issue and Asset Acquisition

Agreement, the Share Swap Merger Agreement and the

Undertaking as they may in their discretion consider

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI INDL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y7683K107

  MEETING DATE:      1/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the sale and                     ISSUER            YES             FOR                  FOR

purchase agreement dated 08 December 2009 [the 'Feng

Tao Agreement'], a copy of which is produced to the

meeting marked 'A' and initialed by the Chairman of

the meeting for the purpose of identification]

entered into between Glory Shine Holdings Limited as

vendor and S.I. Urban Development Holdings Limited as

 purchaser for the sale and purchase of the Feng Tao

Sale Share and the Feng Tao Sale Loan [as specified]

and all transactions contemplated under or referred

to in the Feng Tao Agreement and any other agreements

 or documents in connection therewith; and authorize

any 1 Director of the Company, or any 1 Director of

the Company and countersigned by the secretary of the

 Company if the affixation of the common seal is

necessary, to execute all such other documents and

agreements and do all such acts and things as he or

they may in his or their absolute discretion consider

 to be necessary, desirable, appropriate or expedient

 to implement and/or give effect to the Feng Tao

Agreement and the transactions contemplated

thereunder and all matters incidental to, ancillary

to or in connection with the Feng Tao Agreement

and/or any further agreement or document as mentioned

 in paragraph (a) of this resolution and/or the

transactions contemplated thereunder and all other

matters incidental thereto, including agreeing and

making any modifications, amendments, waivers,

variations or extensions of the Feng Tao Agreement

and/or any further agreement or document as mentioned

 in paragraph (a) of this resolution and/or the

transactions contemplated thereunder

PROPOSAL #2.: Approve and ratify the sale and                     ISSUER            YES             FOR                  FOR

purchase agreement dated 08 DEC 2009 [the 'Feng Shun

Agreement', a copy of which is produced to the

meeting marked 'C' and initialed by the Chairman of

the meeting for the purpose of identification]

entered into between Glory Shine Holdings Limited as

vendor and S.I. Urban Development Holdings Limited as

 purchaser for the sale and purchase of the Feng Shun

 Sale Share and the Feng Shun Sale Loan [as

specified] and all transactions contemplated under or

 referred to in the Feng Shun Agreement and any other

 agreements or documents in connection therewith; and

 b) authorize any one Director of the Company, or any

 1 Director of the Company and countersigned by the

secretary of the Company if the affixation of the

common seal is necessary, be and is/are hereby

authorized for and on behalf of the Company to

execute all such other documents and agreements and

do all such acts and things as he or they may in his

or their absolute discretion consider to be

necessary, desirable, appropriate or expedient to

implement and/or give effect to the Feng Shun

Agreement and the transactions contemplated

thereunder and all matters incidental to, ancillary

to or in connection with the Feng Shun Agreement

and/or any further agreement or document as mentioned

 in paragraph (a) of this resolution and/or the

transactions contemplated thereunder and all other

matters incidental thereto, including agreeing and

making any modifications, amendments, waivers,

variations or extensions of the Feng Shun Agreement

and/or any further agreement or document as mentioned

 in paragraph (a) of this resolution and/or the

PROPOSAL #3.: Approve and ratify the sale and                     ISSUER            YES             FOR                  FOR

purchase agreement dated 08 DEC 2009 [the 'Shen-Yu

Agreement', a copy of which is produced to the

meeting marked 'D' and initialed by the Chairman of

the meeting for the purpose of identification]

entered into between S.I. Infrastructure Holdings

Limited as purchaser, SIIC CM Development Limited as

Vendor and Shanghai Industrial Investment [Holdings]

Company Limited as guarantor for the sale and

purchase of the Shen-Yu Sale Share and the 3 Shen-Yu

Sale Loan [as specified] and all transactions

contemplated under or referred to in the Shen-Yu

Agreement and any other agreements or documents in

connection therewith; and b) authorize the Director

of the Company, or any 1 Director of the Company and

countersigned by the secretary of the Company if the

affixation of the common seal is necessary, to

execute all such other documents and agreements and

do all such acts and things as he or they may in his

or their absolute discretion consider to be

necessary, desirable, appropriate or expedient to

implement and/or give effect to the Shen-Yu Agreement

 and the transactions contemplated thereunder and all

 matters incidental to, ancillary to or in connection

 with the Shen-Yu Agreement and/or any further

agreement or document as mentioned in paragraph (a)

of this resolution and/or the transactions

contemplated thereunder and all other matters

incidental thereto, including agreeing and making any

 modifications, amendments, waivers, variations or

extensions of the Shen-Yu Agreement and/or any

further agreement or document as mentioned in

paragraph (a) of this resolution and/or the

PROPOSAL #4.: Elect Mr. Qian Yi as an Executive                 ISSUER            YES         AGAINST           AGAINST

Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI INDUSTRIAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y7683K107

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited consolidated financial        ISSUER            YES             FOR                  FOR

 statements of the Company for the YE 31 Dec 2009

together with the reports of the Directors and the

Auditor thereon

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.A: Re-election of Mr. Qian Shi Zheng as a        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #3.B: Re-election of Dr. Lo Ka Shui as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.C: Re-election of Prof. Woo Chia-Wei as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.D: Authorize the Board to fix the                     ISSUER            YES             FOR                  FOR

Directors' remuneration

PROPOSAL #4: Re-appointment of Messrs. Deloitte                 ISSUER            YES             FOR                  FOR

Touche Tohmatsu as the Auditor and authorize the

Board of Directors to fix Auditor's remuneration

PROPOSAL #5: Authorize the Directors to give a                   ISSUER            YES             FOR                  FOR

general mandate to repurchase shares not exceeding

10% of the issued share capital

PROPOSAL #6: Authorize the Directors to give a                   ISSUER            YES             FOR                  FOR

general mandate to allot, issue and deal with

additional shares not exceeding 20% of the issued

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors to issue shares by the

number of shares repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI JIN JIANG INTERNATIONAL HOTEL DEVELOPMENT

  TICKER:                  N/A                 CUSIP:   Y7688C100

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's qualification for        ISSUER            YES             FOR                  FOR

 major asset restructuring

PROPOSAL #2.: Approve a plan for connected                          ISSUER            YES             FOR                  FOR

transaction regarding major asset replacement and

PROPOSAL #3.: Approve the report and its summary on          ISSUER            YES             FOR                  FOR

connected transaction regarding major asset

replacement and acquisition

PROPOSAL #4.: Approve the Agreement on the asset                ISSUER            YES             FOR                  FOR

replacement and restructuring to be signed with a

Company and its Supplementary Agreement

PROPOSAL #5.: Approve the Agreement on the profit              ISSUER            YES             FOR                  FOR

forecast compensation to be signed with another

PROPOSAL #6.: Authorize the Board to handle matters          ISSUER            YES             FOR                  FOR

in relation to the major asset restructuring

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI JIN JIANG INTERNATIONAL HOTEL DEVELOPMENT

  TICKER:                  N/A                 CUSIP:   Y7688C100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 report of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #2: Approve the 2009 report of the                        ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #4: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan as follows: 1  cash dividend/10 shares  tax

included :CNY 3.6000 2  Bonus issue from profit

share/10 shares : none 3  bonus issue from capital

reserve  share/ 10 shares :none

PROPOSAL #5: Approve the payment of Audit fee                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Appoint the 2010 Audit firm                              ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the implementation results of            ISSUER            YES         AGAINST           AGAINST

2009 continuing connected transactions and 2010

connected transactions

PROPOSAL #8: Approve the 2009 work report of                       ISSUER            YES             FOR                  FOR

Independent Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI JIN JIANG INTERNATIONAL INDUSTRIAL     IN

  TICKER:                  N/A                 CUSIP:   Y7687J106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Directors for the year 2009

PROPOSAL #2: Approve the work report of the                        ISSUER            YES             FOR                  FOR

Supervisory Committee for the year 2009

PROPOSAL #3: Approve the financial resolution report         ISSUER            YES             FOR                  FOR

for the year 2009

PROPOSAL #4: Approve the Profit Distribution Plan;            ISSUER            YES             FOR                  FOR

cash dividend 10 per shares  tax included  CNY

3.0000; bonus issue from profit  share per 10 shares

 none; bonus issue from capital reserve  share per 10

 shares  none

PROPOSAL #5: Re-appointment of audit firm                             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize the Company to provide                     ISSUER            YES             FOR                  FOR

guarantee for controlled subsidiaries and joint-stock

 Companies

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI JINQIAO EXPT PROCESSING ZONE DEV LTD

  TICKER:                  N/A                 CUSIP:   Y4443D101

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the termination of the                       ISSUER            YES             FOR                  FOR

detachable convertible bond issuance

PROPOSAL #2.: Approve the compliance with                            ISSUER            YES             FOR                  FOR

requirements for corporate bond issuance

PROPOSAL #3.: Approve the scheme on corporate bond            ISSUER            YES             FOR                  FOR

issuance

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI JINQIAO EXPT PROCESSING ZONE DEV LTD

  TICKER:                  N/A                 CUSIP:   Y4443D101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial resolution             ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the 2010 Business Plan and                 ISSUER            YES             FOR                  FOR

financial budget

PROPOSAL #5: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan are as follows: 1) cash dividend/10 shares (Tax

included): CNY 1.1000; 2) bonus issue from profit

(share/10 shares): 1.00; 3) bonus issue from capital

reserve (share/10 shares): none

PROPOSAL #6: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Appointment of 2010 Audit Firm and its          ISSUER            YES             FOR                  FOR

Audit fee

PROPOSAL #8: Approve the termination of provision for        ISSUER            YES             FOR                  FOR

 Long Term Incentive Fund

PROPOSAL #9: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #10: Approve the termination of issuance of         ISSUER            YES             FOR                  FOR

short term financing bills

PROPOSAL #11: Approve the loan guarantee for a Company      ISSUER            YES             FOR                  FOR

PROPOSAL #12: Approve the sale of equity held in a            ISSUER            YES         AGAINST           AGAINST

Company

PROPOSAL #13: Approve the postponement of re-election        ISSUER            YES             FOR                  FOR

 of the Directors

PROPOSAL #14: Approve the postponement of re-election        ISSUER            YES         AGAINST           AGAINST

 of the Supervisors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI LUJIAZUI FIN & TRADE ZONE DEV LTD

  TICKER:                  N/A                 CUSIP:   Y7686Q119

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Receive the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #4: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan are as follows: 1) cash dividend/10 shares (tax

included): CNY 1.4500 2) bonus issue from profit

(share/10 shares): none 3) bonus issue from capital

reserve (share/10 shares): none

PROPOSAL #5: Approve the 2010 financial budget report        ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the 2010 land reserve budget               ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the 2010 remuneration for the            ISSUER            YES             FOR                  FOR

Management

PROPOSAL #8: Approve the 2010 total amount control of        ISSUER            YES             FOR                  FOR

 financing

PROPOSAL #9: Approve the Management system on                     ISSUER            YES         AGAINST           AGAINST

employee's bonus and benefits fund

PROPOSAL #10: Appointment of the 2010 Audit firm                ISSUER            YES             FOR                  FOR

PROPOSAL #11: Election of Mao Deming as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #12: Election of Liu Jun as a Supervisor               ISSUER            YES             FOR                  FOR

PROPOSAL #13: Amend the Company's Articles of                     ISSUER            YES             FOR                  FOR

Association and authorization to the Board for the

investment decision-making

PROPOSAL #14: Approve the Company's eligibility for          ISSUER            YES             FOR                  FOR

Corporate bond issue

PROPOSAL #15: Approve the Company's Corporate bond            ISSUER            YES             FOR                  FOR

issue

PROPOSAL #16: Approve the acquisition of real estate         ISSUER            YES             FOR                  FOR

equity assets from a Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI MECHANICAL & ELECTRICAL INDUSTRY CO LTD

  TICKER:                  N/A                 CUSIP:   Y7691T108

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #2: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #3: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #4: Receive the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan are as follows:1)cash dividend/10 shares  tax

Included : CNY 1.0000;  2) bonus issue from profit

share/10 shares : none;  3) bonus issue from capital

 reserve  share/10 shares : none

PROPOSAL #6: Re-appointment of 2010 audit  firm                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI WAI GAOQIAO FREE TRADE ZONE DEVELOPMENTCO

  TICKER:                  N/A                 CUSIP:   Y7688F103

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the borrowing from a                          ISSUER            YES             FOR                  FOR

controlling shareholder

PROPOSAL #2.: Approve the change in Partial                        ISSUER            YES             FOR                  FOR

Supervisors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI WAI GAOQIAO FREE TRADE ZONE DEVELOPMENTCO

  TICKER:                  N/A                 CUSIP:   Y7688F103

  MEETING DATE:      10/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Company's eligibility for          ISSUER            YES             FOR                  FOR

non-public offering

PROPOSAL #2.: Approve the type and face value of the         ISSUER            YES             FOR                  FOR

issuing stock

PROPOSAL #3.: Approve the method of issue                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the issue targets and                        ISSUER            YES             FOR                  FOR

subscription method

PROPOSAL #5.: Approve the issue size and the scale of        ISSUER            YES             FOR                  FOR

 fund-raising

PROPOSAL #6.: Approve the pricing base date and issue        ISSUER            YES             FOR                  FOR

 price

PROPOSAL #7.: Approve the plan of restricted period          ISSUER            YES             FOR                  FOR

for sales

PROPOSAL #8.: Approve the listing market                              ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Approve the use of the funds to be                ISSUER            YES             FOR                  FOR

raised

PROPOSAL #10.: Approve the disposal of retained                 ISSUER            YES             FOR                  FOR

earnings accumulated before the issue

PROPOSAL #11.: Approve the valid period for the                 ISSUER            YES             FOR                  FOR

resolution

PROPOSAL #12.: Approve the plan for the 2009 non-               ISSUER            YES             FOR                  FOR

public offering

PROPOSAL #13.: Approve the special report on the use         ISSUER            YES             FOR                  FOR

of the previously raised funds

PROPOSAL #14.: Authorize the Board to determine and          ISSUER            YES             FOR                  FOR

handle matters related to the above non-public

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI WAIGAOQIAO FREE TRADE ZONE DEVELOPMENT CO

  TICKER:                  N/A                 CUSIP:   Y7688F103

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report and 2010 financial budget report

PROPOSAL #4: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan are as follows: 1  cash dividend/10 shares  tax

included : CNY 0.0000; 2  bonus issue from profit

share/10 shares : none; 3  bonus issue from capital

reserve  share/10 shares : none

PROPOSAL #5: Approve the 2010 financing and Guarantee        ISSUER            YES         AGAINST           AGAINST

 Plan

PROPOSAL #6: Re-appoint the Audit Firm                                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the Company to reserve                        ISSUER            YES             FOR                  FOR

supporting commercial property of another Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI ZHENHUA HEAVY INDUSTRY CO.,LTD

  TICKER:                  N/A                 CUSIP:   Y7699F100

  MEETING DATE:      12/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Kang Xuezeng as a Director             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGHAI ZHENHUA HEAVY INDUSTRY CO.,LTD

  TICKER:                  N/A                 CUSIP:   Y7699F100

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Independent Director

PROPOSAL #4: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

President

PROPOSAL #5: Receive the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #6: Receive the 2009 financial report                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan, the detailed profir distribution plan is as

follows: 1  cash dividend/10 shares  tax included :

CNY 0.0000; 2 bonus issue from profit  share/10

shares : none; 3  bonus issue from capital reserve

share/10 shares : none

PROPOSAL #8: Approve to change the Company's English         ISSUER            YES             FOR                  FOR

name

PROPOSAL #9: Approve to increase of the Company's              ISSUER            YES             FOR                  FOR

business scope

PROPOSAL #10: Amend the Articles of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #11: Approve the issuance of medium-term              ISSUER            YES             FOR                  FOR

notes

PROPOSAL #12: Re-appoint 2010 domestic audit firm               ISSUER            YES             FOR                  FOR

PROPOSAL #13: Approve to increase 2010 bank                        ISSUER            YES         AGAINST           AGAINST

integrated credit line

PROPOSAL #14: Approve the framework agreement on                ISSUER            YES             FOR                  FOR

continuing connected transactions to be signed with a

 Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHANGRI-LA ASIA LTD

  TICKER:                  N/A                 CUSIP:   G8063F106

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited financial statements          ISSUER            YES             FOR                  FOR

and the reports of the Directors and the Auditors for

 the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.I: Re-elect Mr. Kuok Khoon Ean as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.II: Re-elect Mr. Roberto V. Ongpin as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.III: Re-elect Mr. Timothy David Dattels          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #4: Approve to fix the Directors' fees                 ISSUER            YES             FOR                  FOR

including fees payable to the Members of the Audit

and Remuneration Committees

PROPOSAL #5: Re-appoint Messrs PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 as the Auditors and authorize the Directors of the

Company to fix their remuneration

PROPOSAL #6.A: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to issue and allot additional shares not exceeding

20% of the issued share capital of the Company as at

the date of this resolution

PROPOSAL #6.B: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to repurchase shares in the capital of the Company

not exceeding 10% of the issued share capital of the

Company as at the date of this resolution

PROPOSAL #6.C: Approve to extend, conditional upon            ISSUER            YES             FOR                  FOR

the above Resolution 6B being duly passed, the

general mandate to allot shares by adding the

aggregate nominal amount of the repurchased

securities to the 20% general mandate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHARP CORPORATION

  TICKER:                  N/A                 CUSIP:   J71434112

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Continuation of Plan Regarding Large-           ISSUER            YES         AGAINST           AGAINST

Scale Purchases of Sharp Corporation Shares (Takeover

 Defense Plan)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN CHIWAN WHARF HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   Y1565S106

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Yu liming as a Supervisor               ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve a guarantee for a Company                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve a guarantee for another Company        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the establishment of system on         ISSUER            YES             FOR                  FOR

appointment of the Audit Firm

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN CHIWAN WHARF HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   Y1565S106

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of Mr. Li          ISSUER            YES             FOR                  FOR

Wuzhou as an Independent Director

PROPOSAL #3: Approve the 2009 work report of Mr. Hao         ISSUER            YES             FOR                  FOR

Zhujiang as an Independent Director

PROPOSAL #4: Approve the 2009 work report of Mr.                ISSUER            YES             FOR                  FOR

Zhang Jianjun as an Independent Director

PROPOSAL #5: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #6: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #7: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan are as follows: 1)cash dividend/10 shares (tax

included): CNY 3.2500 2) bonus issue from

profit(share/10 shares): none 3)bonus issue from

capital  reserve (share/10 shares):none

PROPOSAL #8: Appointment of 2010 audit firm                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN EXPRESSWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y7741B107

  MEETING DATE:      8/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the immediate appointment of            ISSUER            YES             FOR                  FOR

Mr. Zhong Shan Qun as the Shareholders'

Representative Supervisor of the 5th session of the

Supervisory Committee of the Company, with a term

starting from the date of appointment till 31 DEC 2011

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN EXPRESSWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y7741B107

  MEETING DATE:      1/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the immediate appointment of            ISSUER            YES             FOR                  FOR

Mr. He Sen as the shareholders' representative

supervisor of the 5th session of the Supervisory

Committee of the Company, with a term starting from

the date of appointment till 31 DEC 2011

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN EXPWY CO

  TICKER:                  N/A                 CUSIP:   Y7741B107

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to provide credit counter-                  ISSUER            YES             FOR                  FOR

guarantee for the bank which provides guarantee for

Mei Wah Industrial  Hong Kong  Limited, a wholly-

owned subsidiary of the Company, the above counter-

guarantee shall cover the potential loss and expenses

 of the bank providing guarantee which might arise

from fulfilling the obligations under the guarantee;

and authorize the Executive Directors of the Company

to handle all the matters relating to the counter-

guarantee, including but not limited to deciding the

specific terms of and executing the counter-guarantee

 agreement

PROPOSAL #2: Approve formulating Management Rules for        ISSUER            YES             FOR                  FOR

 Selection of Accountants' Firm for Auditing

Financial Statements

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN EXPWY CO

  TICKER:                  N/A                 CUSIP:   Y7741B107

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Directors for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee for the year 2009

PROPOSAL #3: Approve the audited accounts for the              ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #4: Approve the proposed distribution scheme        ISSUER            YES             FOR                  FOR

 of profits for the year 2009 including declaration

of final dividend

PROPOSAL #5: Approve the budget report for the year          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #6: Re-appoint Messrs.                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers  Certified Public Accountants,

 Hong Kong  as the International Auditors and

PricewaterhouseCoopers Zhong Tian CPAs Company Ltd.

as the Statutory Auditors of the Company for 2010 at

the annual audit fees of RMB 3,400,000 in total

PROPOSAL #7: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

provide credit or mortgage/pledge counter-guarantee

for the domestic commercial bank which provides

guarantee for the Company or wholly-owned

subsidiaries of the Company not exceeding RMB 500

million in aggregate, the counter-guarantee shall

cover the potential loss and expenses of the bank

providing guarantee which might arise from fulfilling

 the obligations under the guarantee; and authorize

the Board of Directors or any two Directors of the

Company duly authorized by the Board of Directors to

handle all the matters relating to the counter-

guarantee, including but not limited to deciding the

specific terms of and executing the counter-guarantee

PROPOSAL #S.8: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, of a general mandate to issue debentures

 denominated in Renminbi, in one or more tranches,

including but not limited to medium term notes,

short-term commercial paper, asset-backed commercial

paper, corporate bonds etc. from the date on which

this resolution is approved to the date on which the

2010 AGM is held with a maximum outstanding repayment

 amount of the debentures to be issued under this

general mandate not exceeding RMB 3 billion in

aggregate and the issue size for each category of

debentures not exceeding the limit of that category

of debentures that may be issued under relevant

national laws and regulations be approved; CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN INTERNATIONAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G8086V104

  MEETING DATE:      7/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify to enter into the            ISSUER            YES             FOR                  FOR

agreement dated 01 JUN 2009 [the Agreement] among

Intersafe Investments Limited [Intersafe] as

transferor, Shenzhen Expressway Company Limited

[Shenzhen Expressway] as transferee and Road King

Infrastructure Limited as guarantor in relation to

the transfer of a 45% equity interest in Shenzhen

Airport-Heao Expressway [Eastern Section] Company

Limited from Intersafe to Shenzhen Expressway and the

 transactions contemplated thereunder; and authorize

the Board of Directors of the Company [the Board] to

do all such acts and things and execute all such

documents as it considers necessary or expedient or

desirable in connection with, or to give effect to,

the Agreement and to implement the transactions

contemplated thereunder and to agree to such

variations, amendments or waivers of matters relating

 thereto as are, in the opinion of the Board, in the

PROPOSAL #2.: Approve the disposal of [the Disposal],        ISSUER            YES             FOR                  FOR

 and the grant of the mandate to the Board for the

disposal of [the Disposal Mandate], up to 107,725,881

 A shares of CSG Holding Co., Ltd. [CSG A Shares] [or

 if any of the CSG A Shares have been disposed of

prior to the date of the SGM, the maximum amount of

CSG A Shares subject to the Disposal Mandate will

then be the difference between 107,725,881 CSG A

Shares and the actual number of CSG A Shares disposed

 of by the Company and/or its subsidiaries [the

Group] from 20 JUN 2009 up to the date of the SGM]

within a period of 12 months from the date of passing

 of this resolution [unless otherwise revoked or

varied by ordinary resolution of the shareholders in

general meeting], subject to the following

conditions: i) the Group will dispose of the CSG A

Shares in the open market through the trading system

of the Shenzhen Stock Exchange; and ii) the selling

price of the CSG A Shares will be the market price of

 the CSG A Shares at the relevant times; market price

 refers to the price allowed under the trading system

 of the Shenzhen Stock Exchange, but will not be less

 than the net book value per CSG A Share of RMB 8.5

[equivalent to approximately HKD 9.65] as stated in

the Group's audited consolidated financial statements

 for the FYE 31 DEC 2008; and the disposal mandate

given by ordinary resolution of the shareholders of

the Company at the SGM held on 15 JUL 2008 in

relation to the disposal of certain CSG A Shares, to

the extent that the transaction[s] for such Disposal

has not been entered into by the Group, be and is

hereby revoked; and authorize the Board to do all

such acts and things and execute all such documents

as it considers necessary or expedient or desirable

in connection with, or give effect to, the Disposal

under the Disposal Mandate and to implement the

transactions contemplated thereunder and to agree to

such variations, amendments or waivers of matters

relating thereto as are, in the opinion of the Board,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN INTERNATIONAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G8086V104

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the entering into of the capital        ISSUER            YES         AGAINST           AGAINST

 increase agreement dated 21 MAR 2010 (the Agreement)

 (as specified) by Shenzhen International Total

Logistics (Shenzhen) Co., Ltd.  Total Logistics , a

company established under the laws of the PRC and a

wholly owned subsidiary of the Company, Air China

Limited and Shenzhen Huirun Investment Co. Ltd. in

relation to the capital contribution totaling RMB

1,030,125,000 to Shenzhen Airlines Limited Shenzhen

Airlines) and the contribution by Total Logistics of

RMB 347,981,250 to subscribe for an additional

registered capital of RMB 173,125,000 in Shenzhen

Airlines, and the transactions contemplated

thereunder; and CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN INTERNATIONAL HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G8086V104

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the audited                     ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and of the Auditor for the YE 31 DEC 2009

PROPOSAL #2: Declare the final dividend and the                 ISSUER            YES             FOR                  FOR

special dividend for the YE 31DEC 2009

PROPOSAL #3.i: Re-elect Mr. Guo Yuan as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.ii: Re-elect Mr. To Chi Keung, Simon as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.iii: Re-elect Mr. Leung Ming Yuen, Simon         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.iv: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4: Re-appoint the Auditor of the Company            ISSUER            YES             FOR                  FOR

and authorize the Board of Directors to fix  the

Auditor's remuneration

PROPOSAL #5: Grant a repurchase mandate to the                   ISSUER            YES             FOR                  FOR

Directors to repurchase shares in the Company  as

specified

PROPOSAL #6: Grant a general mandate to the Directors        ISSUER            YES             FOR                  FOR

 to allot, issue and otherwise deal with the shares

in the Company as specified

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors to allot, issue and

otherwise deal with the shares in the Company as

PROPOSAL #S.8: Adopt the Chinese name as the                       ISSUER            YES             FOR                  FOR

secondary name of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN INVESTMENT LTD

  TICKER:                  N/A                 CUSIP:   Y7743P120

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial                          ISSUER            YES             FOR                  FOR

statements, the reports of the Directors and the

independent Auditors' report for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a: Re-election of Mr. Guo Limin as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Re-election of Mr. Xu Ruxin as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.c: Re-election of Mr. Mou Yong as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.d: Re-election of Mr. Liu Biao as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Re-election of Dr. Wu Jiesi as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.f: Re-election of Mr. Li Wai Keung as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.g: Re-election of Mr. Wu Wai Chung,                 ISSUER            YES         AGAINST           AGAINST

Michael as a Director

PROPOSAL #3.h: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' fees

PROPOSAL #4: Re-appointment of Auditors and authorize        ISSUER            YES             FOR                  FOR

 the Board of Directors to fix their remuneration

PROPOSAL #5: Authorize the Directors to repurchase            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #6: Authorize the Directors to issue shares         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve to issue shares by addition                ISSUER            YES             FOR                  FOR

thereto the shares repurchased by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN SPECIAL ECONOMIC ZONE REAL ESTATE AND PRO

  TICKER:                  N/A                 CUSIP:   Y7741W101

  MEETING DATE:      8/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the formulation of the Audit            ISSUER            YES             FOR                  FOR

Firm appointment system

PROPOSAL #2.: Approve the loan guarantee for A Company      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Authorize the Board on decision making         ISSUER            YES             FOR                  FOR

matters

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN SPECIAL ECONOMIC ZONE REAL ESTATE AND PRO

  TICKER:                  N/A                 CUSIP:   Y7741W101

  MEETING DATE:      9/22/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board for Land Auction             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN SPECIAL ECONOMIC ZONE REAL ESTATE AND PRO

  TICKER:                  N/A                 CUSIP:   Y7741W101

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the resignation of a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the by-election of Mr. Chen              ISSUER            YES             FOR                  FOR

Maozheng as a Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHENZHEN SPL ECONOMIC ZONE REAL ESTATE & PPTYS GRO

  TICKER:                  N/A                 CUSIP:   Y7741W101

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan: 1) cash dividend/10 shares (tax included): CNY

0.0000; 2) bonus issue from profit (share/10 shares):

 none; 3) bonus issue from capital reserve (share/10

shares): none

PROPOSAL #4: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the 2010 financial budget plan           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the work report of Independent          ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #7: Appointment of Audit Firm                                  ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve the resignation of Independent          ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIKOKU ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J72079106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve Purchase of Own Shares                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMA SEIKI MFG.,LTD.

  TICKER:                  N/A                 CUSIP:   J72273105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors and Corporate Auditors

PROPOSAL #5: Authorize Use of Stock Options, and                ISSUER            YES             FOR                  FOR

Allow Board to Authorize Use of Stock Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMACHU CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J72122104

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Approve Minor                   ISSUER            YES             FOR                  FOR

Revisions Related to Dematerialization of Shares and

the Other Updated Laws and Regulations

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMADZU CORPORATION

  TICKER:                  N/A                 CUSIP:   J72165129

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMAMURA CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J72208101

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMANO INC.

  TICKER:                  N/A                 CUSIP:   J72262108

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

PROPOSAL #5: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMAO PROPERTY HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   G81043104

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited                          ISSUER            YES             FOR                  FOR

consolidated financial statements together with the

reports of the Directors and the Auditor of the

Company for the YE 31 DEC 2009

PROPOSAL #2: Declare the final dividend for the YE 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #3.I: Re-elect Mr. Liu Sai Fei as an                     ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #3.II: Re-elect Mr. Hui Wing Mau as an                 ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #3.III: Re-elect Mr. Ip Wai Shing, Andy as          ISSUER            YES             FOR                  FOR

an Executive Director of the Company

PROPOSAL #3.IV: Re-elect Mr. Lu Hong Bing as an                 ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.V: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of Directors

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditor of the Company and authorize the Board of

Directors of the Company to fix their remuneration

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to issue shares in the Company

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase shares in the Company

PROPOSAL #7: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors of the Company to issue

shares by adding the number of shares repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIMIZU CORPORATION

  TICKER:                  N/A                 CUSIP:   J72445117

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Adopt Reduction of            ISSUER            YES             FOR                  FOR

Liability System for Outside Directors

PROPOSAL #3: Appoint a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIN KONG FINL HLDG CO LTD

  TICKER:                  N/A                 CUSIP:   Y7753X104

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The promotion of relative laws and              ISSUER             NO              N/A                  N/A

regulations governing the shareholders who intends to

 possess more than the designated rate of total

voting shares of the same company

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting  deficit of year 2009

PROPOSAL #B.3: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIN-ETSU CHEMICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J72810120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Allow Board to Authorize Use of                       ISSUER            YES             FOR                  FOR

Compensation-based Stock Option Plan for Executives

PROPOSAL #5: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHINHAN FINANCIAL GROUP

  TICKER:                  SHG                 CUSIP:   824596100

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF FINANCIAL STATEMENTS                   ISSUER            YES             FOR                  FOR

(BALANCE SHEETS, INCOME STATEMENTS AND STATEMENTS OF

APPROPRIATION OF RETAINED EARNINGS) FOR THE FISCAL

YEAR 2009 (JANUARY 1, 2009~ DECEMBER 31, 2009)

PROPOSAL #02: APPROVAL OF REVISION TO ARTICLES OF              ISSUER            YES             FOR                  FOR

INCORPORATION

PROPOSAL #03: APPROVAL OF DIRECTOR REMUNERATION LIMIT        ISSUER            YES             FOR                  FOR

PROPOSAL #4A: APPOINTMENT OF DIRECTOR: EUNG CHAN RA           ISSUER            YES             FOR                  FOR

PROPOSAL #4B: APPOINTMENT OF DIRECTOR: SHEE YUL RYOO         ISSUER            YES             FOR                  FOR

PROPOSAL #4C: APPOINTMENT OF DIRECTOR: BYUNG-IL KIM           ISSUER            YES             FOR                  FOR

PROPOSAL #4D: APPOINTMENT OF DIRECTOR: YO KOO KIM               ISSUER            YES             FOR                  FOR

PROPOSAL #4E: APPOINTMENT OF DIRECTOR: HUI MOOK KIM           ISSUER            YES             FOR                  FOR

PROPOSAL #4F: APPOINTMENT OF DIRECTOR: KE SUP YUN               ISSUER            YES             FOR                  FOR

PROPOSAL #4G: APPOINTMENT OF DIRECTOR: SUNG BIN CHUN         ISSUER            YES             FOR                  FOR

PROPOSAL #4H: APPOINTMENT OF DIRECTOR: HAENG NAM CHUNG      ISSUER            YES             FOR                  FOR

PROPOSAL #4I: APPOINTMENT OF DIRECTOR: YOJI HIRAKAWA         ISSUER            YES             FOR                  FOR

PROPOSAL #4J: APPOINTMENT OF DIRECTOR: PHILIPPE                 ISSUER            YES             FOR                  FOR

AGUIGNIER

PROPOSAL #5A: APPOINTMENT OF AUDIT COMMITTEE MEMBER:         ISSUER            YES             FOR                  FOR

YO KOO KIM

PROPOSAL #5B: APPOINTMENT OF AUDIT COMMITTEE MEMBER:         ISSUER            YES             FOR                  FOR

KE SUP YUN

PROPOSAL #5C: APPOINTMENT OF AUDIT COMMITTEE MEMBER:         ISSUER            YES             FOR                  FOR

SUNG BIN CHUN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHINKO ELECTRIC INDUSTRIES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J73197105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHINSEGAE CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y77538109

  MEETING DATE:      3/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoitment of Messrs. Yong Jin, Chung,          ISSUER            YES             FOR                  FOR

Kun Hyun, park, Byung Ryul, Choi and Young Ho, Moon

as the Directors

PROPOSAL #4: Appointment of Young Ho, Moon as an                ISSUER            YES             FOR                  FOR

Outside Director to be a Member of the Audit Committee

PROPOSAL #5: Approve the remuneration for a Director         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHINSEI BANK,LIMITED

  TICKER:                  N/A                 CUSIP:   J7385L103

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Change Company's              ISSUER            YES             FOR                  FOR

Location to Chuo-ku, Change the corporate governance

system from a Company with Committees board model (i-

in-kai setchi gaisha) to a Company with Board of

Corporate Auditors board model (kansayaku-kai setchi

gaisha)

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Maximum Amount of Remuneration, Etc. of        ISSUER            YES             FOR                  FOR

 Directors and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIONOGI & CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J74229105

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIPPING CORPORATION OF INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y7757H113

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009, profit & loss account for the YE on

that date and the reports of the Auditors and the

Directors thereon

PROPOSAL #2.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Dr. Bakul H. Dholakia as a          ISSUER            YES             FOR                  FOR

Director, who retires at this meeting

PROPOSAL #4.: Re-appoint Shri Keshav Saran as a                 ISSUER            YES             FOR                  FOR

Director, who retires at this meeting

PROPOSAL #5.: Re-appoint Shri Nasser Munjee as a                ISSUER            YES             FOR                  FOR

Director, who retires at this meeting

PROPOSAL #6.: Re-appoint Shri Sushil Tripathi as a            ISSUER            YES             FOR                  FOR

Director, who retires at this meeting

PROPOSAL #7.: Approve to fix the remuneration of the         ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #8.: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: appoint a Director in place of

Captain K. S. Nair who under Article 125 of the

Articles of Association of the Company and Section

260 of the Companies Act, 1956 holds office only up

to the date of this AGM and from whom the Company has

 received a notice in writing signifying his

candidature to the office of Director and who is

eligible for appointment

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIPPING CORPORATION OF INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y7757H113

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Board of Directors, in            ISSUER            YES         AGAINST           AGAINST

supersession to all the previous resolutions passed

by Members for enhancing the borrowing powers and

pursuant to Section 293(1)(d) and other applicable

provisions[as specified] of the Companies Act, 1956

and the Articles of the Company, [hereinafter

referred to as the Board which term shall be deemed

to include any committee which the board may

constitute for this purpose] to borrow, from time to

time as it may consider fit, any sums of money on

such terms and conditions as the Board may deem fit,

which together with the monies already borrowed by

the Company apart from temporary loans obtained or to

 be obtained from the Company's Bankers in ordinary

course of the business may exceed the aggregate of

the paid up capital of the Company and its free

reserves that is to say reserves not set apart for

any specific purpose provided that the total monies

so borrowed and outstanding at any time shall not

exceed rupees twelve thousand crores and for the

purpose of giving effect to this resolution to do all

 such acts, deeds, matters and things as it may in

its absolute discretion deem necessary, proper or

desirable and to settle any question, difficulty,

doubt that may arise in respect of the borrowings

aforesaid and further to do all such acts deeds and

things to execute all documents and writings as may

be necessary, proper, desirable or expedient to give

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHIRE PLC

  TICKER:                  N/A                 CUSIP:   G8124V108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Company's accounts for the          ISSUER            YES             FOR                  FOR

YE 31 DEC 2009 together with the Director's report

and the Auditor's report on those accounts

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Election of Mr. David Stout as a                     ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #4: Election of Mr. William Burns as a                 ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Re-appoint Deloitte LLP as the Auditors         ISSUER            YES             FOR                  FOR

of the Company to hold office from the conclusion the

 meeting to the conclusion of the AGM of the Company

to be held in 2011

PROPOSAL #6: Authorize the Audit, Compliance & Risk          ISSUER            YES             FOR                  FOR

Committee of the Board to determine the remuneration

of the Auditors

PROPOSAL #7: Approve to renew the authority of the            ISSUER            YES             FOR                  FOR

Directors to allot relevant Securities as defined in

the Company's Articles of Association  by Article 10

paragraph B  of the Company's Articles of Association

 and for this purpose the authorized allotment amount

 shall be GBP 9,366,113; and shall be solely in

connection with a rights issue  as defined in the

Company's Articles of Association, but only if and to

 the extent that such offer is implemented by way of

rights  of GBP 18,732,227 of relevant securities;

Authority expires the earlier of the allotment period

 on 27 APR 2010 and ending on the earlier of 26 JUL

2011 or the conclusion of the AGM of the Company to

be held in 2011 ; and the Directors may allot

relevant securities after the expiry of this

authority in pursuance of such an offer or agreement

made prior to such expiry

PROPOSAL #8: Approve the proposed amendments to the          ISSUER            YES             FOR                  FOR

Shire Portfolio Share Plan and authorize the

Directors to do all such things as may be necessary

to carry the same into effect

PROPOSAL #S.9: Approve to renew the authority of the         ISSUER            YES             FOR                  FOR

Directors, subject to the passing of Resolution 7, to

 allot equity securities  as defined in the Company's

 Articles of Association  wholly for cash, by Article

 10 paragraph (D) of the Company's Articles of

Association and for this purpose the non pre-emptive

amount  as defined in the Company's Articles of

Association   shall be GBP 1,404,917 of equity

securities;  Authority expires the earlier of the

period commencing on 27 APR 2010 and ending on the

earlier of 26 JUL 2011 or the conclusion of the AGM

of the Company to be held in 2011 ; and the Directors

 may allot equity securities after the expiry of this

 authority in pursuance of such an offer or agreement

 made prior to such expiry

PROPOSAL #S.10: Authorize the Company, pursuant to            ISSUER            YES             FOR                  FOR

Article 57 of the Companies  Jersey  Law 1991, to

make market purchases of 56,196,681 ordinary shares

in the capital of the Company, at a minimum price

exclusive of any expenses  of 5 pence and the maximum

 price  exclusive of any expenses  which shall be the

 higher of  a  an amount equal to 105% above the

average of the middle market quotation for a share as

 taken form the London Stock Exchange Daily Official

List for the 5 business days immediately preceding

the day on which that ordinary share is purchased and

  b the higher of the price of the last independent

trade and the highest current independent bid on the

London Stock Exchange Daily Official List at the time

 the purchase is carried out; CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHISEIDO COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J74358144

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Determination of Provision of Long-term        ISSUER            YES         AGAINST           AGAINST

 Incentive Type Remuneration to Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHOPPERS DRUG MART CORP MEDIUM TERM NT CDS-

  TICKER:                  N/A                 CUSIP:   82509W103

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of M. Shan Atkins as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of James F. Hankinson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Krystyna Hoeg as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of Holger Kluge as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Election of Gaetan Lussier as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Hon. David Peterson P.C.,         ISSUER            YES             FOR                  FOR

Q.C as a Director

PROPOSAL #1.7: Election of Dr. Martha Piper as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Sarah Raiss as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of Derek Ridout as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of Jurgen Schreiber as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of David M. Williams as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of Deloitte & Touche LLP as         ISSUER            YES             FOR                  FOR

the Auditors for the ensuing year and

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHOPRITE HOLDINGS LTD (SHP)

  TICKER:                  N/A                 CUSIP:   S76263102

  MEETING DATE:      10/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Receive the financial statements and          ISSUER            YES             FOR                  FOR

statutory reports for the YE 30 JUN 2009

PROPOSAL #O.2: Approve the Non-Executive Director              ISSUER            YES             FOR                  FOR

fees for the YE 30 JUN 2009

PROPOSAL #O.3: Re-appoint PricewaterhouseCoopers as          ISSUER            YES             FOR                  FOR

the Auditors and authorize the Audit and Risk

Committee to determine their remuneration

PROPOSAL #O.4: Approve the final dividend of 130                ISSUER            YES             FOR                  FOR

cents per ordinary share

PROPOSAL #O.5: Re-elect J.F. Malherbe as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Re-elect E.L. Nel as a Director                    ISSUER            YES             FOR                  FOR

PROPOSAL #O.7: Re-elect A.E. Karp as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.8: Re-elect J.G. Rademeyer as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #O.9: Approve to place authorized but                   ISSUER            YES             FOR                  FOR

unissued shares under control of the Directors

PROPOSAL #O.10: Authorize the Board to issue shares          ISSUER            YES             FOR                  FOR

for cash up to a maximum of 5% of issued share capital

PROPOSAL #S.1: Grant authority for the repurchase of         ISSUER            YES             FOR                  FOR

up to 5% of issued share capital

PROPOSAL #S.2: Approve the Directed Share Repurchase         ISSUER            YES             FOR                  FOR

Program from Shoprite Checkers [Pty] Ltd and Shoprite

 Holdings Ltd Share Incentive Trust

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHOWA DENKO K.K.

  TICKER:                  N/A                 CUSIP:   J75046136

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Reduction in Amount of Capital Reserve         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHOWA SHELL SEKIYU K.K.

  TICKER:                  N/A                 CUSIP:   J75390104

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHUFERSAL LTD, RISHON LEZION

  TICKER:                  N/A                 CUSIP:   M8411W101

  MEETING DATE:      10/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to discuss the financial                   ISSUER            YES             FOR                  FOR

statements and the Directors' report for the year 2008

PROPOSAL #2.1: Re-appoint Nohi Dankner as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.2: Re-appoint Rafi Bisker as an                        ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.3: Re-appoint Shalom Fisher as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.4: Re-appoint Haim Gavrieli as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.5: Re-appoint Ron Hadasi as an                          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.6: Re-appoint Eliyahu Cohen as an                     ISSUER            YES         AGAINST           AGAINST

Officiating Director

PROPOSAL #2.7: Re-appoint Zvi Livnat as an                          ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.8: Re-appoint Ami Erel as an Officiating         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.9: Re-appoint Itzhak Manor as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.10: Re-appoint Ido Bergman as an                       ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.11: Re-appoint Sabina Biran as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.12: Re-appoint Geva Akmog as an                        ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #2.13: Re-appoint Allon Bechar as an                     ISSUER            YES             FOR                  FOR

Officiating Director

PROPOSAL #3.: Re-appoint the Accountant-Auditors and         ISSUER            YES             FOR                  FOR

report as to their fees in the previous year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHUFERSAL LTD, RISHON LEZION

  TICKER:                  N/A                 CUSIP:   M8411W101

  MEETING DATE:      2/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Appoint A. Olshansky as an External                ISSUER            YES             FOR                  FOR

Director for a statutory 3 year period

PROPOSAL #2: Amend the Bye-laws of the Company so as         ISSUER            YES             FOR                  FOR

to provide that approval of a transaction with an

officer of the Company or in which an officer has a

personal interest, and that is not an extraordinary

transaction may be given by the Board or by the Audit

 Committee or by an officer of the Company who has no

 personal interest in the transaction; approval may

be for a specific transaction or general for a

particular type of transaction

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHUI ON LAND LTD

  TICKER:                  N/A                 CUSIP:   G81151113

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and ratify the Supplemental              ISSUER            YES             FOR                  FOR

Agreement [as specified in the circular to

shareholders of the Company dated 07 AUG 2009 and a

copy of which has been produced to this meeting

marked A and initialled by the chairman of this

meeting for the purpose of identification] and the

continuing connected transactions contemplated

thereunder; and the revised and the new Annual Caps

[as specified in the above mentioned circular] for

the 3 FYE 31 DEC 2011; and authorize the Directors of

 the Company [Director[s]] to do all such further

acts and things and execute such further documents

and take all steps which in his/their opinion may be

necessary, desirable or expedient to implement and/or

 give effect to the Supplemental Agreement and all

other transactions contemplated thereunder with any

changes as such Director[s] may consider necessary,

desirable or expedient

PROPOSAL #2.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

Paragraph [c] of this Resolution, during the Relevant

 Period [as specified] and after the end of the

Relevant Period of all the powers of the Company to

allot, issue and deal with additional shares of the

Company [the Shares] or securities convertible into

Shares, or options, warrants or similar rights to

subscribe for any Shares, and to make or grant

offers, agreements and options which might require

the exercise of such powers; the aggregate nominal

amount of share capital of the Company allotted or

agreed conditionally or unconditionally to be

allotted [whether pursuant to an option otherwise]

and issued by the Directors pursuant to the approval

given in Paragraph [a] of this Resolution, otherwise

than pursuant to: i] a Rights Issue [as specified];

or ii] the exercise of the rights of subscription or

conversion attaching to any warrants issued by the

Company or any securities which are convertible into

Shares; or iii] the exercise of any options granted

under any share option scheme adopted by the Company

or similar arrangement for the time being adopted for

 the grant or issue to the officers and/or employees

of the Company and/or any of its subsidiaries of

option to subscribe for, or rights to acquire Shares;

 or iv] any scrip dividend or similar arrangement

providing for the allotment of Shares in lieu of the

whole or part of a dividend on Shares in accordance

with the Articles of Association of the Company from

time to time, shall not exceed 20% of the aggregate

nominal amount of the share capital of the Company in

 issue at the date of passing this Resolution and the

 said approval shall be limited accordingly; and

subject to the passing of each of the paragraphs

above, any prior approvals of the kind referred to in

 paragraphs of this resolution which had been granted

 to the Directors and which are still in effect be

and are hereby revoked;[Authority expires the earlier

 of the conclusion of the next AGM of the Company or

the expiration of the period within which the next

AGM of the Company is required by the Articles of

Association of the Company or any applicable laws of

the Cayman Islands or other relevant jurisdiction to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHUI ON LD LTD

  TICKER:                  N/A                 CUSIP:   G81151113

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the financial                 ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

auditor for the YE 31 DEC 2009

PROPOSAL #2: Declare the final dividend  with scrip          ISSUER            YES             FOR                  FOR

option  for the YE 31 DEC 2009

PROPOSAL #3.a: Re-election of Mr. Daniel Y. K. Wan as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.b: Re-election of The Honourable Leung            ISSUER            YES             FOR                  FOR

Chun Ying as a Director

PROPOSAL #3.c: Re-election of Dr. William K. L. Fung         ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.d: Re-election of Professor Gary C.                 ISSUER            YES             FOR                  FOR

Biddle as a Director

PROPOSAL #3.e: Re-election of Mr. David J. Shaw as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.f: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4: Re-appoint the Auditor and authorize the        ISSUER            YES             FOR                  FOR

 Board of Directors to fix their remuneration

PROPOSAL #5.A: Authorize the Directors to issue and          ISSUER            YES             FOR                  FOR

allot additional shares of the Company not exceeding

20% of the aggregate nominal amount of the issued

share capital of the Company at the date of passing

this resolution

PROPOSAL #5.B: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

shares of the Company not exceeding 10% of the

aggregate nominal amount of the issued share capital

of the Company at the date of passing this resolution

PROPOSAL #5.C: Authorize the Directors to issue                 ISSUER            YES             FOR                  FOR

shares under Resolution No. 5(A) by the number of

shares repurchased under Resolution No. 5(B)

PROPOSAL #S.6: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SHUN TAK HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y78567107

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and receive the audited                       ISSUER            YES             FOR                  FOR

consolidated financial statements of the Company and

the reports of the Directors and the Independent

Auditor thereon for the year ended 31 DEC 2009

PROPOSAL #2: Declare a final dividend in respect of          ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3.1: Re-elect Ms. Ho Chiu Fung, Daisy as an        ISSUER            YES             FOR                  FOR

 Executive Director of the Company

PROPOSAL #3.2: Re-elect Mr. Shum Hong Kuen, David as         ISSUER            YES         AGAINST           AGAINST

an Executive Director of the Company

PROPOSAL #3.3: Re-elect Mr. Ho Tsu Kwok, Charles as          ISSUER            YES         AGAINST           AGAINST

an Independent Non-Executive Director of the Company

PROPOSAL #4: Approve the Directors' fees and                       ISSUER            YES             FOR                  FOR

authorize the Board of Directors of the Company to

fix other Directors' remuneration

PROPOSAL #5: Re-appoint H. C. Watt & Company Limited         ISSUER            YES             FOR                  FOR

as the Auditor of the Company and authorize the Board

 of Directors of the Company to fix its remuneration

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase issued shares of the Company

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to issue new shares of the Company

PROPOSAL #8: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors of the Company to issue new

shares by addition thereto the number of shares

repurchased

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIA ENGINEERING COMPANY LTD

  TICKER:                  N/A                 CUSIP:   Y78599100

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and audited financial statements for the YE 31 MAR

2009 and the Auditors' report thereon

PROPOSAL #2.: Declare a final tax exempt [1 tier]              ISSUER            YES             FOR                  FOR

dividend of 11 cents per ordinary share for the YE 31

 MAR 2009

PROPOSAL #3.1: Re-elect Mr. Stephen Lee Ching Yen as         ISSUER            YES             FOR                  FOR

a Director, pursuant to Article 84 of the Company's

Articles of Association and, who retires by rotation

pursuant to Article 83 of the Company's Articles of

Association

PROPOSAL #3.2: Re-elect Mr. Tan Bian Ee as a                       ISSUER            YES             FOR                  FOR

Director, pursuant to Article 84 of the Company's

Articles of Association and, who retires by rotation

pursuant to Article 83 of the Company's Articles of

PROPOSAL #3.3: Re-elect Mr. Paul Chan Kwai Wah as a          ISSUER            YES             FOR                  FOR

Director, pursuant to Article 84 of the Company's

Articles of Association and, who retires by rotation

pursuant to Article 83 of the Company's Articles of

Association

PROPOSAL #4.: Approve the Directors' fees of SGD                ISSUER            YES             FOR                  FOR

789,150 [FY 2007/2008: SGD 769,477] for the YE 31 MAR

 2009

PROPOSAL #5.: Re-appoint Messrs. Ernst & Young as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company to hold office until the

next AGM and authorize the Directors to fix their

remuneration

PROPOSAL #6.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies

Act, Chapter 50 to: a) issue shares in the capital of

 the Company [shares] whether by way of rights, bonus

 or otherwise; and/or make or grant offers,

agreements or options [collectively, Instruments]

that might or would require shares to be issued,

including but not limited to the creation and issue

of [as well as adjustments to] warrants, debentures

or other instruments convertible into shares, at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit; and b)

[notwithstanding the authority conferred by this

Resolution may have ceased to be in force] issue

shares in pursuance of any instrument made or granted

 by the Directors while this resolution was in force,

 provided that: the aggregate number of shares to be

issued pursuant to this resolution [including shares

to be issued in pursuance of instruments made or

granted pursuant to this Resolution] does not exceed

50% of the issued shares [excluding treasury shares]

in the capital of the Company [as specified], of

which the aggregate number of shares to be issued

other than on a pro rata basis to shareholders of the

 Company [including shares to be issued in pursuance

of Instruments made or granted pursuant to this

Resolution] does not exceed 10% of the issued shares

[excluding treasury shares] in the capital of the

Company [as specified]; [subject to such manner of

calculation as may be prescribed by the Singapore

Exchange Securities Trading Limited [SGX-ST]] for the

 purpose of determining the aggregate number of

shares that may be issued under Resolution [1], the

percentage of issued shares shall be based on the

number of issued shares [excluding treasury shares]

in the capital of the Company at the time this

resolution is passed, after adjusting for: i) new

shares arising from the conversion or exercise of any

 convertible securities or share options or vesting

of share awards which are outstanding or subsisting

at the time this resolution is passed; and ii) any

subsequent bonus issue or consolidation or

subdivision of shares; in exercising the authority

conferred by this resolution, the Company shall

comply with the provisions of the listing manual of

the SGX-ST for the time being in force [unless such

compliance has been waived by the SGX-ST] and the

Articles of Association for the time being of the

Company; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the date

PROPOSAL #6.2: Authorize the Directors to: a) allot          ISSUER            YES         AGAINST           AGAINST

and issue from time to time such number of ordinary

shares in the capital of the Company as may be

required to be issued pursuant to the exercise of

options under the SIAEC Employee Share Option Plan

[Share Option Plan]; b) grant awards in accordance

with the provisions of the SIAEC Performance Share

Plan [Performance Share Plan] and/or the SIAEC

Restricted Share Plan [Restricted Share Plan] and

allot and issue from time to time such number of

fully paid shares as may be required to be issued

pursuant to the vesting of awards under the

Performance Share Plan and/or the Restricted Share

Plan, provided always that the aggregate number of

ordinary shares to be issued pursuant to the Share

Option Plan, the Performance Share Plan and the

Restricted Share Plan shall not exceed 15% of the

total number of issued ordinary shares [excluding

treasury shares] in the capital of the Company from

PROPOSAL #6.3: Authorize the Company, its                            ISSUER            YES             FOR                  FOR

subsidiaries and associated Companies that are

entities at risk [as specified], or any of them, for

the purposes of Chapter 9 of the Listing Manual

[Chapter 9] of the Singapore Exchange Securities

Trading Limited, to enter into any of the

transactions falling within the types of interested

person transactions as specified with any party who

is of the class of interested persons as specified,

provided that such transactions are made on normal

commercial terms and in accordance with the review

procedures for such interested person transactions;

and authorize the Directors the Company and/or any of

 them to complete and do all such acts and things

[including executing all such documents as may be

required] as they and/or he may consider expedient or

 necessary or in the interest of the Company to give

effect to the IPT mandate and/or resolution;

[Authority expires at the conclusion of the next AGM

PROPOSAL #7.: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIAM CEMENT PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y7866P147

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the minutes of AGM of                          ISSUER            YES             FOR                  FOR

shareholders for the year 2009  16th  held on

Wednesday, 25 MAR 2009

PROPOSAL #2: Acknowledge the Company's annual report         ISSUER            YES             FOR                  FOR

for the year 2009

PROPOSAL #3: Adopt the balance sheet and profit and          ISSUER            YES             FOR                  FOR

loss statements for the YE 31 DEC 2009

PROPOSAL #4: Approve the allocation of profit for the        ISSUER            YES             FOR                  FOR

 year 2009

PROPOSAL #5.1: Elect Mr. Chirayu Isarangkun                        ISSUER            YES             FOR                  FOR

Naayuthaya as a Director to replace the person

PROPOSAL #5.2: Elect Air Chief Marshal Kamthon                   ISSUER            YES             FOR                  FOR

Sindhvananda as a Director to replace the

PROPOSAL #5.3: Elect Mr. Tarrin Nimmanahaeminda as a         ISSUER            YES             FOR                  FOR

Director to replace the person who is

PROPOSAL #5.4: Elect Mr. Pramon Sutivong as a                     ISSUER            YES             FOR                  FOR

Director to replace the person who is due to

PROPOSAL #6.1: Appoint the Auditors for the Siam                ISSUER            YES             FOR                  FOR

Cement Public Company Limited for the year

PROPOSAL #6.2: Approve the Auditor fee for the                   ISSUER            YES             FOR                  FOR

Company's financial statements for the year 2010 of

BAHT 248,000, the Auditor fee for the year 2009 was

baht 240,000

PROPOSAL #7.1: Acknowledge the remuneration of the            ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #7.2: Acknowledge the remuneration of the            ISSUER            YES             FOR                  FOR

Sub-Committees

PROPOSAL #8: Other businesses  if any                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIAM CITY BANK PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y7541B190

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the minutes of 108th AGM of              ISSUER            YES             FOR                  FOR

shareholders on 24 APR 2009

PROPOSAL #2.: Amend the bank's Articles of Association      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Acknowledge the report on the bank's            ISSUER            YES             FOR                  FOR

2009 performance

PROPOSAL #4.: Approve the audited balance sheet and          ISSUER            YES             FOR                  FOR

the statement of profit and loss for the YE 31 DEC

PROPOSAL #5.1: Approve the required capital reserve          ISSUER            YES             FOR                  FOR

allocation from 2009 operating results

PROPOSAL #5.2: Approve the suspension dividend                   ISSUER            YES             FOR                  FOR

payment for 2009 performance

PROPOSAL #6.1: Approve to suspend the payment of                ISSUER            YES             FOR                  FOR

Directors' bonus

PROPOSAL #6.2: Approve the payment of Directors'                ISSUER            YES             FOR                  FOR

compensation

PROPOSAL #7.: Appointment of an Auditor and determine        ISSUER            YES             FOR                  FOR

 the Auditor's fees

PROPOSAL #8.1: Appointment of Mr. Bantheng Tantivit          ISSUER            YES             FOR                  FOR

as a Director, to replace those whose term expires

PROPOSAL #8.2: Appointment of Mr. Supadej Poonpipat          ISSUER            YES             FOR                  FOR

as a Director, to replace those whose term expires

PROPOSAL #8.3: Appointment of Mrs. Michel Chiu Kwok          ISSUER            YES             FOR                  FOR

as a Director, to replace those whose term expires

PROPOSAL #8.4: Appointment of Mr. Kiartisak                        ISSUER            YES             FOR                  FOR

Meecharoen as a Director, to replace those whose term

PROPOSAL #8.5: Appointment of Mr. Narong Chiwankul as        ISSUER            YES             FOR                  FOR

 a Director, to replace those whose term expires

PROPOSAL #8.6: Appointment of Mr. Sathaporn                        ISSUER            YES             FOR                  FOR

Chinajitta as a Director, to replace those whose term

PROPOSAL #8.7: Appointment of Mr. Kobsak Duangdee as         ISSUER            YES             FOR                  FOR

a Director, to replace those whose term expires

PROPOSAL #8.8: Appointment of Miss Suwannapa                       ISSUER            YES             FOR                  FOR

Suwanprateep as a Director, to replace those whose

term expires

PROPOSAL #8.9: Appointment of Mr. Brendan George John        ISSUER            YES             FOR                  FOR

 king as a Director, to replace those whose term

PROPOSAL #8.10: Appointment of Mr. Somjet Moosirilert        ISSUER            YES             FOR                  FOR

 as a Director, to replace those whose term expires

PROPOSAL #8.11: Appointment of Mr. Martin Weeks as a         ISSUER            YES             FOR                  FOR

Director, to replace those whose term expires

PROPOSAL #9: Approve to increase number of Directors         ISSUER            YES             FOR                  FOR

and appoint 2 new Directors

PROPOSAL #10: Approve the payment of special                       ISSUER            YES             FOR                  FOR

remuneration to the Directors who were in the

position during year 2009 until 08 APR 2010

PROPOSAL #11: Other matters (if any)                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIAM CITY CEMENT PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y7887N139

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the minutes of the 16th AGM of              ISSUER            YES             FOR                  FOR

shareholders held on 10 APR 2009

PROPOSAL #2: Acknowledge the report of the Board of          ISSUER            YES             FOR                  FOR

Directors to the shareholders

PROPOSAL #3: Acknowledge the report of the Audit                ISSUER            YES             FOR                  FOR

Committee to the shareholders

PROPOSAL #4: Approve the Company's financial                       ISSUER            YES             FOR                  FOR

statements for the YE 31 DEC 2009 and acknowledge the

 relevant Auditor's report

PROPOSAL #5: Approve the declaration of final                     ISSUER            YES             FOR                  FOR

dividend for 2009, and acknowledgement the payment of

 the interim dividend

PROPOSAL #6: Approve the dividend policy                              ISSUER            YES             FOR                  FOR

PROPOSAL #7: Appointment of the Auditors and approve         ISSUER            YES             FOR                  FOR

to fix their remuneration for the year 2010

PROPOSAL #8.1: Re-elect Mr. Praphol Buranasiri as a          ISSUER            YES             FOR                  FOR

Director, whose terms will expire by rotation

PROPOSAL #8.2: Re-elect Mr. Chachchon Ratanarak as            ISSUER            YES             FOR                  FOR

the Director, whose terms will expire by rotation

PROPOSAL #8.3: Re-elect Mr. Philippe Arto as the                ISSUER            YES             FOR                  FOR

Director, whose terms will expire by rotation

PROPOSAL #8.4: Re-elect Ms. Chantana Sukumanont as            ISSUER            YES             FOR                  FOR

the Director, whose terms will expire by rotation

PROPOSAL #9: Approve the payment of Directors' bonuses      ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the Director's remuneration              ISSUER            YES             FOR                  FOR

principle

PROPOSAL #11: Other matters if any                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIAM MAKRO PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y7923E119

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the minutes of the AGM no.16              ISSUER            YES             FOR                  FOR

after conversion into a public Company limited held

on 29 APR 2009

PROPOSAL #2: Approve the audited balance sheets,                ISSUER            YES             FOR                  FOR

statements of income, statements of changes in share

holders equity and statements of cash flows and the

report of the Auditors of Makro and its subsidiaries

as of 31 DEC 2009

PROPOSAL #3.A: Approve the report of the Company                ISSUER            YES             FOR                  FOR

Management regarding the Company's activities

PROPOSAL #3.B: Acknowledge the payment of interim              ISSUER            YES             FOR                  FOR

dividend to the Company's shareholders

PROPOSAL #3.C: Acknowledge the number and name of              ISSUER            YES             FOR                  FOR

Independent Directors as well as the waiver of

certain qualification of Independent Directors under

the sec's criteria

PROPOSAL #4: Election of the Directors to be in place        ISSUER            YES             FOR                  FOR

 of those who retire, and the Directors remuneration

PROPOSAL #5: Approve the matters concerning the audit        ISSUER            YES             FOR                  FOR

 Committee retirement by term of appointment and the

audit Committee to be appointed in place of those who

 retire

PROPOSAL #6: Approve the declaration of the dividend         ISSUER            YES             FOR                  FOR

payment and the appropriation of reserved fund

PROPOSAL #7: Appoint the Auditors and approve to fix         ISSUER            YES             FOR                  FOR

the auditing fee for the FYE 31 DEC 2010

PROPOSAL #8: Other businesses  if any                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SICHUAN EXPRESSWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y79325109

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Directors for the YE 31 DEC 2009

PROPOSAL #2: Approve the work report of the                        ISSUER            YES             FOR                  FOR

Supervisor Committee for the YE 31 DEC 2009

PROPOSAL #3: Approve the duty performance report of          ISSUER            YES             FOR                  FOR

Independent Non-Executive Directors for the year 2009

PROPOSAL #4: Approve the proposed Profit                              ISSUER            YES             FOR                  FOR

Appropriations Plan for the YE 31 DEC 2009

PROPOSAL #5: Approve the financial budget                            ISSUER            YES             FOR                  FOR

implementation report for the year of 2009

PROPOSAL #6: Approve the audited financial report of         ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

PROPOSAL #7: Approve the financial budget proposal            ISSUER            YES             FOR                  FOR

for the year of 2010

PROPOSAL #8: Re-appoint Shinewing Certified Public            ISSUER            YES             FOR                  FOR

Accountants and Ernst & Young Certified Public

Accountants, as the Company's Domestic and

International Auditors respectively for the year of

2010, and authorize the Board of Directors to fix

their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIEMENS A G

  TICKER:                  N/A                 CUSIP:   D69671218

  MEETING DATE:      1/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the report of the                 ISSUER             NO              N/A                  N/A

Supervisory Board, the Corporate Governance report,

the compensation report as well as the compliance

report for the 2008/2009 FY

PROPOSAL #2.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the Group financial statements, the Group annual

 report, and the reports pursuant to Sections 289[4]

and 315[4] of the German Commercial Code

PROPOSAL #3.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distribution profit of EUR 1,462,725,473.60 as

follows: payment of a dividend of EUR 1.60 per no-par

 share; EUR 75,124,747.20 shall be carried forward;

ex-dividend and payable date: 27 JAN 2010

PROPOSAL #4.A: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Loescher

PROPOSAL #4.B: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Wolfgang Dehen

PROPOSAL #4.C: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Heinrich Hiesinger

PROPOSAL #4.D: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Joe Kaeser

PROPOSAL #4.E: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Barbara Kux [seit 17.11.2008]

PROPOSAL #4.F: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Jim Reid-Anderson [bis

30.11.2008]

PROPOSAL #4.G: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Hermann Requardt

PROPOSAL #4.H: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Siegfried Russwurm

PROPOSAL #4.I: Ratification of the acts of the Board         ISSUER            YES             FOR                  FOR

of Managing Directors: Peter Y. Solmssen

PROPOSAL #5.A: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerhard Cromme

PROPOSAL #5.B: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Berthold Huber

PROPOSAL #5.C: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Ralf Heckmann [bis 27.1.2009]

PROPOSAL #5.D: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Josef Ackermann

PROPOSAL #5.E: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lothar Adler

PROPOSAL #5.F: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Jean-Louis Beffa

PROPOSAL #5.G: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Gerd von Brandenstein

PROPOSAL #5.H: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Michael Diekmann

PROPOSAL #5.I: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans Michael Gaul

PROPOSAL #5.J: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Peter Gruss

PROPOSAL #5.K: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Bettina Haller

PROPOSAL #5.L: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hans-Juergen Hartung [seit

27.1.2009]

PROPOSAL #5.M: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Heinz Hawreliuk [bis 31.3.2009]

PROPOSAL #5.N: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Harald Kern

PROPOSAL #5.O: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Nicola Leibinger-Kammueller

PROPOSAL #5.P: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Werner Moenius

PROPOSAL #5.R: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Hakan Samuelsson

PROPOSAL #5.S: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Dieter Scheitor

PROPOSAL #5.T: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Rainer Sieg

PROPOSAL #5.U: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Birgit Steinborn

PROPOSAL #5.V: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Lord Iain Vallance of Tummel

PROPOSAL #5.W: Ratification of the acts of the                   ISSUER            YES             FOR                  FOR

Supervisory Board: Sibylle Wankel [seit 1. 4. 2009]

PROPOSAL #6.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #7.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: Ernst & Young A G, Stuttgart

PROPOSAL #8.: Authorization to acquire own shares:            ISSUER            YES             FOR                  FOR

the Company shall be authorized to acquire own shares

 of up to 10% of its share capital, at prices neither

 more than 10% above, nor more than 20% below, the

market price of the shares, from 01 MAR 2010 to 25

JUL 2011, the Board of Managing Directors shall be

authorized to retire the shares, to use the shares

within the scope of the Company's Stock Option Plans,

 to issue the shares to Employees and Executives of

the Company and its affiliates, to use the shares for

 mergers and acquisitions, to sell the shares at a

price not materially below their market price, and to

 use the shares for satisfying conversion or option

PROPOSAL #9.: Authorization to use derivatives for            ISSUER            YES             FOR                  FOR

the acquisition of own shares supplementary to item

8, the Company shall be authorized to use call and

put options for the purpose of acquiring own shares

PROPOSAL #10.: Resolution on the authorization to              ISSUER            YES             FOR                  FOR

issue convertible or warrant bonds, the creation of

new contingent capital, and the corresponding

amendments to the Articles of Association: the Board

of Managing Directors shall be authorized to issue

bonds of up to EUR 15,000,000,000, conferring

convertible or option rights for shares of the

Company, on or before 25 JAN 2015, shareholders shall

 be granted subscription rights, except for the issue

 of bonds conferring convertible and/or option rights

 for shares of the Company of up to 10% of the share

capital at a price not materially below their

theoretical market value, for residual amounts, for

the granting of subscription rights to holders of

previously issued convertible or option rights, and

for the issue of bonds against payment in kind,

especially in connection with mergers and

acquisitions, the Company's share capital shall be

increased accordingly by up to EUR 600,000,000

through the issue of up to 200,000,000 new registered

 no-par shares, insofar as convertible or option

rights are exercised, the authorization given by the

shareholders' meeting of 27 JAN 2009, to issue

convertible or warrant bonds and the corresponding

authorization to create a contingent capital 2009

shall be revoked

PROPOSAL #11.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association: a] Section 18[3], in respect of

shareholders whose combined shares amount to at least

 one twentieth of the share capital being entitled to

 request in writing the convening of a shareholders'

meeting stating the purpose and the reasons for the

meeting; b] Section 19[5], in respect of the Board of

 Managing Directors being authorized to allow

shareholders to participate in a shareholders'

meeting by way of electronic means of communication;

c] Section 19[6], in respect of the Board of Managing

 Directors being authorized to provide for the

shareholders to exercise their right to vote, without

 participating at the meeting, in writing or by way

of electronic means of communication; d] Section

21[6] - deletion Section 19[7], in respect of the

chairman of the shareholders' meeting being

authorized to permit the audiovisual transmission of

the shareholders' meeting; e] Section 19[3]3, in

respect of the Company also being authorized to

announce shorter periods measured in days in the

notice of shareholders' meeting; f] Section 20, in

respect of proxy-voting instructions being

issued/withdrawn in writing; g] Section 21, in

respect of the chairman of the shareholders' meeting

determining the order of agenda items and the

sequence of voting; h] Section 24[3], in respect of

the documents being made available electronically on

the Company's website instead of physically

PROPOSAL #12.A: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Karl-Hermann Baumann in

which the latter agrees to pay a compensation of EUR

1,000,000 to the Company shall be approved

PROPOSAL #12.B: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Johannes Feldmayer in

which the latter agrees to pay a compensation of

approximately EUR 3,000,000 to the Company shall be

approved

PROPOSAL #12.C: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Klaus Kleinfeld in which

the latter agrees to pay a compensation of EUR

2,000,000 to the Company shall be approved

PROPOSAL #12.D: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Edward G. Krubasik

in which the latter agrees to pay a compensation of

EUR 500,000 to the Company shall be approved

PROPOSAL #12.E: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Rudi Lamprecht in which the

latter agrees to pay a compensation of EUR 500,000 to

 the Company shall be approved

PROPOSAL #12.F: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Heinrich V. Pierer

in which the latter agrees to pay a compensation of

EUR 5,000,000 to the Company shall be approved

PROPOSAL #12.G: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Juergen Radomski in which

 the latter agrees to pay a compensation of EUR

3,000,0 00 to the Company shall be approved

PROPOSAL #12.H: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Dr. Uriel Sharef in which the

 latter agrees to pay a compensation of EUR 4,000,000

 to the Company shall be approved

PROPOSAL #12.I: Approval of the settlement agreements        ISSUER            YES             FOR                  FOR

 with former Board members: the settlement agreement

between the Company and Prof. Dr. Klaus Wucherer in

which the latter agrees to pay a compensation of EUR

500, 000 to the Company shall be approved

PROPOSAL #13.: Approval of the settlement agreement          ISSUER            YES             FOR                  FOR

with D&O insurance carriers the settlement agreement

between the Company and the D&O insurance carriers

Allianz global Corporate & Speciality AG, Zurich

Versicherung AG [Deutschland], Ace European Group

Limited, Liberty Mutual Insurance Europe Limited, and

 Swiss Re International Se, in which the insurance

carriers agree to pay up to EUR 100,000,000 to the

Company for the settlement of claims of the Company

in connection with the acts of corruption shall be

approved

PROPOSAL #14.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Adjustment of the remuneration

for the Supervisory Board and the corresponding

amendment to the Articles of Association; each member

 of the Supervisory Board shall receive a fixed

annual remuneration of EUR 50,000, the chairman of

the Supervisory Board shall receive 4 times, and

every deputy chairman, twice this amount, in

addition, every member of the audit committee and the

 chairman committee shall receive one-half of the

abovementioned amount [the committee chairmen shall

receive the full amount], furthermore, each member of

 the compliance committee and the finance and

investment committee shall receive an additional

remuneration of one-fourth of the abovementioned

amount [the committee chairmen shall receive one-half

 of the amount], the members of the Supervisory Board

 shall also receive an attendance fee of EUR 1,000

per Supervisory Board meeting or committee meeting,

the fixed annual remuneration shall be adjusted

annually on the basis of the average development of

wages and salaries within the Company, furthermore,

the Company shall take out D&O insurance policies for

 the members of the Supervisory Board, the premium

for this insurance policy shall be paid by the

Company, the policy shall provide for a deductible of

 10% of damages up to a maximum of one-and-a-half

times the fixed annual remuneration for the

Supervisory Board, the Board of Managing Directors

PROPOSAL #15.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Amendment to Section 2 of the

Articles of Association, as follows: when making

decisions, the Company shall take the interests of

all stakeholders into consideration: Shareholders,

Employees, Customers, and Suppliers, the Company

shall be fully aware of its social responsibility and

 commit itself to a sustainable corporate policy, the

 interests of shareholders and employees shall be

treated equally, the Board of Managing Directors and

the Supervisory Board recommend to reject this motion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIEMENS LTD

  TICKER:                  N/A                 CUSIP:   Y7934G137

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive, approve and adopt the audited          ISSUER            YES             FOR                  FOR

profit and loss account for the YE 30 SEP 2009, the

balance sheet as at that date together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2: Declare a dividend on equity shares                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint Mr. Joe Kaeser as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #4: Re-appoint Mr. Vijay V. Paranjape as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5: Re-appoint Mr. Narendra J. Jhaveri as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6: Appoint, Messrs S. R. Batliboi &                     ISSUER            YES             FOR                  FOR

Associates, Chartered Accountants as the

PROPOSAL #S.7: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 309 and other applicable provisions if

 any, of the Companies Act, 1956 and the Article 113

of the Articles of Association of the Company such

sum by way of commission not exceeding in the

aggregate 1% per annum or such other percentage as

may be specified by the Companies Act, 1956 from time

 to time in this regard of the net profits of the

Company computed in the manner referred to in Section

 309(5) of the Companies Act, 1956 be paid for each

of the 5 financial years of the Company commencing

from 01 OCT 2009 to those Directors of the Company

other than the Managing Director, Executive Director

and the whole-time Directors as may be determined by

the Board of Directors of the Company from time-to-

PROPOSAL #8: Authorize the Company, pursuant to the          ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309, 310 read with

Schedule XIII and other applicable provisions, if

any, of the Companies Act, 1956 and subject to the

approval of the Central Government, if required, to

the revision in remuneration payable to Dr. Armin

Bruck, Managing Director with effect from 01 JAN 2010

 as specified

PROPOSAL #9: Authorize the Company, pursuant to the          ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309, 310 read with

Schedule XIII and other applicable provisions, if

any, of the Companies Act, 1956 and subject to the

approval of the Central Government, if required, to

the revision in remuneration payable to Mr. Sunil

Mathur, Executive Director with effect from 01 JAN

2010 as specified

PROPOSAL #10: Authorize the Company, pursuant to the         ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309, 310 read with

Schedule XIII and other applicable provisions, if

any, of the Companies Act, 1956 and subject to the

approval of the Central Government, if required, to

the revision in remuneration payable to Mr. Vijay V.

Paranjape, Whole-time Director with effect from 01

JAN 2010 as specified

PROPOSAL #11: Authorize the Company, pursuant to the         ISSUER            YES             FOR                  FOR

provisions of Sections 198, 269, 309, 310 read with

Schedule XIII and other applicable provisions, if

any, of the Companies Act, 1956 for the 1-time

special payment of INR 5,000,000 to Mr. Vilas B.

Parulekar, who ceased to be the whole time Director

and as a Director of the Company with effect from 01

PROPOSAL #S.12: Authorize the Board, in accordance            ISSUER            YES             FOR                  FOR

with the provisions contained in the Memorandum and

Articles of Association of the Company and the

applicable provisions of the Companies Act, 1956

(hereinafter referred to as the Act) and subject to

compliance, if required, of the provisions contained

in the Securities and Exchange Board of India

(Employee Stock Option Scheme and Employee Stock

Purchase Scheme) Guidelines, 1999, (if

applicable)(hereinafter referred to as the SEBI ESOP

Guidelines) (including any statutory modification(s)

or re-enactment of the Act or SEBI ESOP Guidelines,

for the time being in force), and all other

regulations I guidelines prescribed by any other

relevant authority, from time to time to the extent

applicable, and subject to such other approvals,

permissions or sanctions as may be necessary, and

subject to such conditions and modifications as may

be prescribed or imposed while granting such

approvals, permissions CONTD.

PROPOSAL #S.13: Authorize the Board, in accordance            ISSUER            YES             FOR                  FOR

with the provisions contained in the Memorandum and

Articles of Association and the applicable provisions

 of the Companies Act, 1956 (hereinafter referred to

as the Act) and subject to compliance, if required,

of the provisions contained in the Securities and

Exchange Board of India (Employee Stock Option Scheme

 and Employee Stock Purchase Scheme) Guidelines,

1999, (if applicable) (hereinafter referred to as the

 SEBI ESOP Guidelines) (including any statutory

modifications or re-enactments of the Act or the SEBI

 ESOP Guidelines, for the time being in force) and

all other regulations/guidelines prescribed by any

other relevant authority, from time to time, to the

extent applicable, and subject to such other

approvals, permissions and sanctions as may be

necessary, and subject to such conditions and

modifications as may be prescribed or imposed while

granting such approvals, permissions CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIEMENS LTD

  TICKER:                  N/A                 CUSIP:   Y7934G137

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                 ISSUER            YES             FOR                  FOR

modification(s), the proposed arrangement embodied in

 the scheme of amalgamation of Siemens Healthcare

Diagnostics Limited with Siemens Limited and their

respective shareholders

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIGMA PHARMACEUTICALS LTD

  TICKER:                  N/A                 CUSIP:   Q8484A107

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Chairman's address and presentation by          ISSUER             NO              N/A                  N/A

the Managing Director and Chief Executive Officer

PROPOSAL #2: The Company's financial report and                 ISSUER             NO              N/A                  N/A

Director's and Auditor's reports for the YE 31 JAN

PROPOSAL #3: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 JAN 2010

PROPOSAL #4.A: Retirement of Dr. John Stocker AO as a        ISSUER             NO              N/A                  N/A

 Director

PROPOSAL #4.B: Retirement of Doug Curlewis as a                 ISSUER             NO              N/A                  N/A

Director

PROPOSAL #4.C: Re-elect Mr. David Manuel as a                     ISSUER            YES             FOR                  FOR

Director, in accordance with rules 3.3 and 3.6 of the

 Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIGMA-ALDRICH CORPORATION

  TICKER:                  SIAL               CUSIP:   826552101

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: REBECCA M. BERGMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GEORGE M. CHURCH         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID R. HARVEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: W. LEE MCCOLLUM           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAI P. NAGARKATTI        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: AVI M. NASH                  ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: STEVEN M. PAUL             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: J. PEDRO REINHARD        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: D. DEAN SPATZ               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: BARRETT A. TOAN           ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE SIGMA-ALDRICH                        ISSUER            YES             FOR                  FOR

CORPORATION CASH BONUS PLAN, AS AMENDED.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTANT FOR 2010.

PROPOSAL #04: APPROVAL OF SHAREHOLDER PROPOSAL               SHAREHOLDER        YES         AGAINST               FOR

REGARDING MAJORITY VOTING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SILICONWARE PRECISION INDS LTD

  TICKER:                  N/A                 CUSIP:   Y7934R109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The proposal of merger with the                   ISSUER             NO              N/A                  N/A

subsidiaries

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.58 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SILICONWARE PRECISION INDUSTRIES CO LTD.

  TICKER:                  SPIL               CUSIP:   827084864

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #2A: ADOPTION BY THE MEETING OF FY 2009                ISSUER            YES             FOR                  FOR

BUSINESS REPORT AND FINANCIAL STATEMENTS

PROPOSAL #2B: ADOPTION BY THE MEETING OF FY 2009                ISSUER            YES             FOR                  FOR

PROFIT DISTRIBUTION PLAN

PROPOSAL #3A: TO AMEND THE COMPANY'S ARTICLES OF                ISSUER            YES             FOR                  FOR

INCORPORATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIME DARBY BHD

  TICKER:                  N/A                 CUSIP:   Y7962G108

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the YE 30 JUN 2009 together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final single tier dividend of        ISSUER            YES             FOR                  FOR

 15.3 sen per share for the YE 30 JUN 2009

PROPOSAL #3.: Approve the annual remuneration for the        ISSUER            YES             FOR                  FOR

 Non-Executive Directors at an amount not exceeding

MYR 4,500,000 in aggregate

PROPOSAL #4.: Re-appoint, pursuant to Section 129(6)         ISSUER            YES             FOR                  FOR

of the Companies Act, 1965, Tun Musa Hitam as a

Director of the Company, to hold office until the

conclusion of the next AGM

PROPOSAL #5.: Re-appoint, pursuant to Section 129(6)         ISSUER            YES             FOR                  FOR

of the Companies Act, 1965, Tun Ahmad Sarji Abdul

Hamid as a Director of the Company to hold office

until the conclusion of the next AGM

PROPOSAL #6.: Re-appoint, pursuant to Section 129(6)         ISSUER            YES             FOR                  FOR

of the Companies Act, 1965, Dr. Arifin Mohamad

Siregar as a Director of the Company to hold office

until the conclusion of the next AGM

PROPOSAL #7.: Re-appoint, pursuant to Section 129(6)         ISSUER            YES             FOR                  FOR

of the Companies Act, 1965, Dato' Sri Mohamed

Sulaiman as a Director of the Company to hold office

until the conclusion of the next AGM

PROPOSAL #8.: Re-appoint, pursuant to Section 129(6)         ISSUER            YES             FOR                  FOR

of the Companies Act, 1965, Dato' Dr. Abdul Halim

Ismail as a Director of the Company to hold office

until the conclusion of the next AGM

PROPOSAL #9.: Elect Tan Sri Samsudin Osman as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 104

of the Company's Articles of Association

PROPOSAL #10.: Re-elect Raja Tan Sri Dato' Seri                 ISSUER            YES             FOR                  FOR

Arshad Raja Tun Uda as a Director, who retire by

rotation in accordance with Article 99 of the

Company's Articles of Association

PROPOSAL #11.: Re-elect Dato' Henry Sackville Barlow         ISSUER            YES             FOR                  FOR

as a Director, who retire by rotation in accordance

with Article 99 of the Company's Articles of

Association

PROPOSAL #12.: Re-elect Dato' Seri Ahmad Zubair @              ISSUER            YES             FOR                  FOR

Ahmad Zubir Haji Murshid as a Director, who retire by

 rotation in accordance with Article 99 of the

Company's Articles of Association

PROPOSAL #13.: Re-appoint PricewaterhouseCoopers as          ISSUER            YES             FOR                  FOR

the Auditors of the Company for the ensuing FY, and

authorize the Directors to fix their remuneration

PROPOSAL #14.: Authorize the Directors, subject                 ISSUER            YES             FOR                  FOR

always to the Companies Act, 1965 (Act), the Articles

 of Association of the Company, other applicable

laws, guidelines, rules and regulations, and the

approvals of the relevant governmental/ regulatory

authorities, pursuant to Section 132D of the Act, to

allot and issue shares in the Company at any time

until the conclusion of the next AGM and upon such

terms and conditions and for such purposes as the

Directors may, in their absolute discretion deem fit,

 provided that the aggregate number of shares to be

issued does not exceed ten percent (10%) of the

issued share capital of the Company for the time being

PROPOSAL #15.: Authorize the Directors, subject                 ISSUER            YES             FOR                  FOR

always to the Companies Act, 1965 [Act], the Articles

 of Association of the Company, other applicable

laws, guidelines, rules and regulations, and the

approvals of the relevant governmental/ regulatory

authorities, to purchase such amount of ordinary

shares of MYR 0.50 each in the Company [Proposed

Share Buy-Back] as may be determined by the Directors

 of the Company from time to time through Bursa

Malaysia Securities Berhad upon such terms and

conditions as the Directors may deem fit and

expedient in the interests of the Company provided

that: the aggregate number of ordinary shares which

may be purchased and/or held by the Company as

treasury shares shall not exceed 10% of the issued

and paid-up ordinary share capital of the Company at

the time of purchase and the maximum funds to be

allocated by the Company for the purpose of

purchasing its own shares shall not exceed the total

retained profits and share premium of the Company at

the time of purchase; upon completion of the purchase

 by the Company of its own shares, to deal with the

shares so purchased in their absolute discretion in

the specified manner: to retain the ordinary shares

in the Company so purchased by the Company as

treasury shares; and/or, to cancel them; and/or, to

resell them; and/or, to distribute them as share

dividends; and/or in any other manner as prescribed

by the Act, rules, regulations and orders made

pursuant to the Act and the Main Market Listing

Requirements of Bursa Malaysia Securities Berhad and

any other relevant authority for the time being in

force; such authority conferred by this resolution

shall commence upon the passing of this resolution

and shall continue to be in force until and authorize

 the Directors of the Company or any of them to take

all such steps as are necessary or expedient to

implement, finalize and give full effect to the

Proposed Share Buy-Back with full powers to assent to

 any conditions, modifications, variations and/or

amendments as may be imposed by the relevant

authorities; [Authority expires the earlier of the

PROPOSAL #16.: Authorize the Company and/or its                 ISSUER            YES             FOR                  FOR

Subsidiary Companies, subject always to the Companies

 Act, 1965 (Act), the Articles of Association of the

Company, other applicable laws, guidelines, rules and

 regulations, and the approvals of the relevant

governmental/ regulatory authorities, to enter into

all arrangements and/or transactions involving the

interests of the Related Parties as specified in

Section 2.2 as specified, provided that such

arrangements and/or transactions are: recurrent

transactions of a revenue or trading nature;

necessary for the day-to-day operations; carried out

in the ordinary course of business on normal

commercial terms which are not more favorable to the

Related Parties than those generally available to the

 public; and not detrimental to the minority

shareholders of the Company [the Mandate] and the

Mandate, shall continue in force until: [Authority

expires the earlier of the conclusion of the next AGM

 of the Company at which time the Mandate will lapse,

 unless by an ordinary resolution passed at that

meeting, the Mandate is renewed or the expiry of the

period within which the next AGM is required to be

held pursuant to Section 143(1) of the Companies Act,

 1965 [but shall not extend to such extensions as may

 be allowed pursuant to Section 143(1) of the Act,

[but shall not extend to such extensions as may be

allowed pursuant to Section 143(2) of the Act]]; and

authorize the Directors of the Company to complete

and do all such acts and things [including executing

all such documents as may be required] as they may

consider expedient or necessary to give effect to the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIMON PROPERTY GROUP, INC.

  TICKER:                  SPG                 CUSIP:   828806109

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MELVYN E.                     ISSUER            YES             FOR                  FOR

BERGSTEIN

PROPOSAL #1B: ELECTION OF DIRECTOR: LINDA WALKER BYNOE      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LARRY C. GLASSCOCK      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: KAREN N. HORN,            ISSUER            YES             FOR                  FOR

PH.D.

PROPOSAL #1E: ELECTION OF DIRECTOR: ALLAN HUBBARD               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: REUBEN S.                     ISSUER            YES             FOR                  FOR

LEIBOWITZ

PROPOSAL #1G: ELECTION OF DIRECTOR: DANIEL C. SMITH,         ISSUER            YES             FOR                  FOR

PH.D.

PROPOSAL #1H: ELECTION OF DIRECTOR: J. ALBERT SMITH,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIMS METAL MANAGEMENT LTD

  TICKER:                  N/A                 CUSIP:   Q8505L116

  MEETING DATE:      11/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

statements of Sims Metal Management Limited [the

Company] and its controlled entities for the YE 30

JUN 2009 and the related Directors' report,

Directors' declaration and Auditor's Report

PROPOSAL #2.1: Re-elect Mr. Paul Varello as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

who retires by rotation at the AGM in accordance with

 the Company's Constitution and the ASX Listing Rules

PROPOSAL #2.2: Re-elect Mr. Michael Feeney as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

who retires by rotation at the AGM in accordance with

 the Company's Constitution and the ASX Listing Rules

PROPOSAL #2.3: Elect Mr. Paul Sukagawa as a Non-                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company,

having been nominated by Mitsui & Co., Ltd under

Article 19.6[A] of the Company's Constitution as a

Mitsui Group Nominee to stand for election as a

Director at the AGM and, if elected, to replace Mr.

Iwanaga as Mitsui's 'Associated' Group Nominee to the

 Company Board

PROPOSAL #2.4: Elect Mr. Geoffrey Brunsdon as an                ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #2.5: Elect Mr. Jim Thompson as an                        ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the Company

PROPOSAL #3.: Approve, in accordance with Clause                ISSUER            YES             FOR                  FOR

21.1[a] of the Company's Constitution and ASX Listing

 Rule 10.17, the maximum aggregate cash remuneration

which may be paid to Directors [other than Executive

Directors] for services rendered as Directors is

increased by AUD 500,000 from AUD 2,500,000 to AUD

3,000,000 per annum

PROPOSAL #4.: Approve, for the purposes of ASX                   ISSUER            YES         AGAINST           AGAINST

Listing Rules 7.1 and 10.14 for Mr. Daniel Dienst,

the Group Chief Executive Officer, to have issued to

him 197,006 Performance Rights and 178,037 Options,

and the issue of any Sims Metal Management Limited

ordinary shares or American Depositary Shares upon

the exercise of those Performance Rights and Options

under the terms of the Sims Metal Management Limited

Long Term Incentive Plan as specified

PROPOSAL #5.: Adopt the remuneration report for the          ISSUER            YES         AGAINST           AGAINST

YE 30 JUN 2009 [as specified in the Directors' Report]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINDORICOH CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y79924109

  MEETING DATE:      3/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Elect Messrs. Sukhyung Woo, Soonyounng          ISSUER            YES             FOR                  FOR

Choi  Yongsoo Choi  (External) Wonyong Seong as a

Directors

PROPOSAL #4: Elect Moksang Lee and Jinhyun Kim as the        ISSUER            YES             FOR                  FOR

 Auditor

PROPOSAL #5: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the remuneration for the Auditor        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE AIRLINES LTD

  TICKER:                  N/A                 CUSIP:   Y7992P128

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and audited financial statements for the YE 31 MAR

2009 and the Auditors' report thereon

PROPOSAL #2.: Declare a final dividend of 20 cents            ISSUER            YES             FOR                  FOR

per ordinary share for the YE 31 MAR 2009

PROPOSAL #3.A: Re-elect Mr. Stephen Lee Ching Yen as         ISSUER            YES             FOR                  FOR

a Director who retires by rotation in accordance with

 Article 82 of the Company's Articles of Association

PROPOSAL #3.B: Re-elect Mr. Chew Choon Seng as a                ISSUER            YES             FOR                  FOR

Director who retires by rotation in accordance with

Article 82 of the Company's Articles of Association

PROPOSAL #3.C: Re-elect Ms. Euleen Goh Yiu Kiang as a        ISSUER            YES             FOR                  FOR

 Director who retires by rotation in accordance with

Article 82 of the Company's Articles of Association

PROPOSAL #4.: Approve the Directors' fees of up to            ISSUER            YES             FOR                  FOR

SGD1,650,000 for the FY ending 31 MAR 2010 [FY

2008/2009 : up to SGD1,650,000]

PROPOSAL #5.: Re-appoint Messrs Ernst & Young as the         ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #6.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies

Act, Chapter 50, to: a) i) issue shares in the

capital of the Company [''shares''] whether by way of

 rights, bonus or otherwise; and/or ii) make or grant

 offers, agreements or options [collectively,

Instruments] that might or would require shares to be

 issued, including but not limited to the creation

and issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

deem fit; and b) [notwithstanding the authority

conferred by this resolution may have ceased to be in

 force] issue shares in pursuance of any Instrument

made or granted by the Directors while this

resolution was in force, provided that: 1) the

aggregate number of shares to be issued pursuant to

this resolution [including shares to be issued in

pursuance of Instruments made or granted pursuant to

this resolution] does not exceed 50% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company [as calculated in

accordance with this resolution below], of which the

aggregate number of shares to be issued other than on

 a pro rata basis to shareholders of the Company

[including shares to be issued in pursuance of

Instruments made or granted pursuant to this

resolution] does not exceed 5% of the total number of

 issued shares [excluding treasury shares] in the

capital of the Company [as calculated in accordance

with this resolution below]; 2) [subject to such

manner of calculation as may be prescribed by the

Singapore Exchange Securities Trading Limited [''SGX-

ST''] for the purpose of determining the aggregate

number of shares that may be issued under this

resolution above, the percentage of issued shares

shall be based on the total number of issued shares

[excluding treasury shares] in the capital of the

Company at the time this resolution is passed, after

adjusting for: i) new shares arising from the

conversion or exercise of any convertible securities

or share options or vesting of share awards which are

 outstanding or subsisting at the time this

resolution is passed; and ii) any subsequent bonus

issue or consolidation or subdivision of shares; 3)

in exercising the authority conferred by this

resolution, the Company shall comply with the

provisions of the Listing Manual of the SGX-ST for

the time being in force [unless such compliance has

been waived by the SGX-ST] and the Articles of

Association for the time being of the Company; and

[Authority expires the earlier of the conclusion of

the next AGM of the Company or the date by which the

PROPOSAL #6.2: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies

Act, Chapter 50 of Singapore [the ''Companies Act''],

 in compliance and subject always to the provisions

of Article 4A of the Articles of Association of the

Company [the ''Articles''] to: a) allot and issue,

from time to time and at any time, such number of ASA

 Shares [as defined in Article 4A] at an issue price

of SGD 0.50 for each ASA share or in the event of a

liquidation of the Company, the higher of SGD 0.50 or

 the liquidation value of an ASA share as certified

by the liquidator appointed in relation to the

liquidation of the Company for each ASA Share, partly

 paid at the price of SGD 0.01 to the Minister for

Finance [Incorporated], and on such terms and subject

 to such conditions, as the Directors may in their

absolute discretion deem fit; (b) make dividend

payments out of the Company's distributable profits

to the Minister for Finance [Incorporated] as holder

of the ASA Shares in accordance with the provisions

of the Companies Act and the Articles; and (c)

complete and do all such acts and things [including

executing all such documents as may be required] as

they may consider expedient or necessary or in the

interests of the Company to give effect to the

transactions contemplated and/or authorized by this

PROPOSAL #6.3: Authorize the Directors to: a) grant          ISSUER            YES         AGAINST           AGAINST

awards in accordance with the provisions of the SIA

Performance Share Plan [''Performance Share Plan'']

and/or the SIA Restricted Share Plan [''Restricted

Share Plan'']; and b) allot and issue from time to

time such number of ordinary shares in the capital of

 the Company as may be required to be issued pursuant

 to the exercise of options under the SIA Employee

Share Option Plan [''Share Option Plan''] and/or such

 number of fully paid shares as may be required to be

 issued pursuant to the vesting of awards under the

Performance Share Plan and/or the Restricted Share

Plan [the Share Option Plan, the Performance Share

Plan and the Restricted Share Plan, together the

''Share Plans''], provided that: (1) the maximum

number of new ordinary shares which may be issued

pursuant to the share plans shall not exceed 13% of

the total number of issued ordinary shares [excluding

 treasury shares] in the capital of the Company, as

determined in accordance with the share plans; and

(2) the maximum number of new ordinary shares under

awards to be granted pursuant to the Performance

Share Plan and the Restricted Share Plan during the

period commencing from the date of this AGM of the

Company; [Authority expires the earlier of the

conclusion of the next AGM of the Company or the date

 by which the next AGM of the Company is required by

law to be held], shall not exceed 1.5% of the total

number of issued ordinary shares [excluding treasury

shares] in the capital of the Company preceding the

relevant date of grant

PROPOSAL #7.: Transact any other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE AIRLINES LTD

  TICKER:                  N/A                 CUSIP:   Y7992P128

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore [the Companies

 Act], of all the powers of the Company to purchase

or otherwise acquire issued ordinary shares in the

capital of the Company [the Shares] not exceeding in

aggregate the Maximum Limit [10% of the total number

of the issued shares], at such price or prices as may

 be determined by the Directors of the Company from

time to time up to the Maximum Price [105% of the

average closing price of the shares], whether by way

of: [i] market purchase[s] on the Singapore Exchange

Securities Trading Limited [SGX-ST]; and/or [ii] off-

market purchase[s] [if effected otherwise than on the

 SGX-ST] in accordance with any equal access

scheme[s] as may be determined or formulated by the

Directors as they consider fit , which scheme[s]

shall satisfy all the conditions prescribed by the

Companies Act, and otherwise in accordance with all

other laws and regulations and rules of the SGX-ST as

 may for the time being be applicable, [the Share Buy

 Back Mandate]; [Authority expires the earlier of the

 next AGM of the Company is held or the date by which

 the next AGM of the Company is required by law to be

 held and the date on which purchases and

acquisitions of shares pursuant to the share buy back

 mandate are carried out to the full extent

mandated]; authorize the Directors of the Company

and/or any of them to complete and do all such acts

and things [including executing such documents as may

 be required] as they and/or he may consider

expedient or necessary to give effect to the

transactions contemplated and/or authorized by this

PROPOSAL #2.: Authorize the Company, for the purposes        ISSUER            YES             FOR                  FOR

 of Chapter 9 of the listing manual [Chapter 9] of

the SGX-ST, its subsidiaries and associated Companies

 that are entities at risk [as that term is used in

Chapter 9], or any of them, to enter into any of the

transactions falling within the types of interested

person transactions as with any party who is of the

class of interested persons as specified, provided

that such transactions are made on normal commercial

terms and in accordance with the review procedures

for such interested person transactions; [Authority

expires at the conclusion of the next AGM of the

Company]; and authorize the Directors of the Company

to complete and do all such acts and things

[including executing all such documents as may be

required] as they may consider expedient or necessary

 or in the interests of the Company to give effect to

 the IPT Mandate and/or this Resolution

PROPOSAL #3.: Amend the SIA Employee Share Option              ISSUER            YES         AGAINST           AGAINST

Plan in the manner as specified

PROPOSAL #4.: Approve, pursuant to Article 130 of the        ISSUER            YES             FOR                  FOR

 Articles of Association of the Company, subject to

the satisfaction of the approvals [as specified], the

 Company to make a distribution [the Distribution] of

 ordinary shares [SATS Shares] in Singapore Airport

Terminal Services Limited [SATS] held by the Company

by way of a dividend in specie in the proportion of a

 minimum of 0.69 and a maximum of 0.73 SATS Shares

for every 1 ordinary share in the Company held by the

 shareholders of the Company as at 5.00 P.M. on 17

AUG 2009 [the Books Closure Date], fractions of SATS

Shares to be disregarded, free of encumbrances and

together with all rights attaching thereto on and

from the date of the Distribution is effected, except

 that where the Directors are of the view that the

distribution of SATS Shares to any shareholder of the

 Company whose registered address as recorded in the

Register of Members or in the Depository Register

maintained by The Central Depository [Pte] Limited

[CDP] on the Books Closure Date is outside Singapore

[the Overseas Shareholder] may infringe the relevant

foreign law or necessitate compliance with conditions

 or requirements which the Directors regard as

onerous by reasons of costs, delay or otherwise, such

 SATS Shares shall not be distributed to such

Overseas Shareholder, but shall be dealt with in the

manner specified in this Resolution; any resultant

fractional SATS Shares be aggregated and held by the

Company for future disposal, in such manner as the

Directors deem appropriate; the SATS Shares which

would otherwise be distributed to the Overseas

Shareholders pursuant to the Distribution be

distributed to such person[s] as the Directors may

appoint, who shall sell the same and thereafter

distribute the aggregate amount of the net proceeds,

after deducting all dealing and other expenses in

connection therewith, proportionately among all such

Overseas Shareholders according to their respective

entitlements to SATS Shares as at the Books Closure

Date in full satisfaction of their rights to the SATS

 Shares; and authorize the Directors and/or any of

them to determine the amount to be appropriated out

of the retained profits of the Company to meet the

value of the SATS Shares to be distributed to the

shareholders of the Company; and to complete and do

all such acts and things [including executing such

documents as may be required], as they and/or he may

consider expedient or necessary to give effect to the

 transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE EXCHANGE LTD

  TICKER:                  N/A                 CUSIP:   Y79946102

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and the audited financial statements for the FYE 30

JUN 2009 and the Auditor's report thereon

PROPOSAL #2.: Declare a one-tier tax exempt final              ISSUER            YES             FOR                  FOR

dividend amounting to 15.5 cents per share for the

FYE 30 JUN 2009

PROPOSAL #3.: Re-appoint Mr. Joseph Yuvaraj Pillay,          ISSUER            YES             FOR                  FOR

pursuant to Section 153(6) of the Companies Act,

Chapter 50 of Singapore, as a Director of the Company

 to hold such office from the date of this AGM until

the next AGM of the Company

PROPOSAL #4.: Re-elect Ms. Euleen Goh as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation under Article 99A of the

Company's Articles of Association [the 'Articles']

PROPOSAL #5.: Re-elect Mr. Ho Tian Yee as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation under Article 99A of the

Company's Articles of Association [the 'Articles']

PROPOSAL #6.: Re-elect Mr. Low Check Kian as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation under Article 99A

of the Company's Articles of Association [the

PROPOSAL #7.: Re-elect Mr. Robert Owen as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation under Article 99A of the

Company's Articles of Association [the 'Articles']

PROPOSAL #8.: Re-elect Mr. Liew Mun Leong as a                   ISSUER            YES             FOR                  FOR

Director, who ceases to hold office under Article 104

 of the Articles

PROPOSAL #9.: Approve to pay the sum of up to SGD              ISSUER            YES             FOR                  FOR

750,000 to Mr. Joseph Yuvaraj Pillay as the

Director's fees, and the provision to him of

transport benefits, including a car and a driver, for

 the FY ending 30 JUN 2010

PROPOSAL #10.: Approve to pay the sum of up to SGD            ISSUER            YES             FOR                  FOR

1,200,000 to all Directors [other than Mr. Joseph

Yuvaraj Pillay] as the Directors' fees for the FY

ending 30 JUN 2010

PROPOSAL #11.: Re-appoint Messrs.                                          ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as the Auditors of the Company

 and authorize the Directors to fix their remuneration

PROPOSAL #12.: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to issue shares in the capital of the

Company whether by way of rights, bonus or otherwise;

 and/or make or grant offers, agreements or options

[collectively, 'Instruments'] that might or would

require shares to be issued, including but not

limited to the creation and issue of [as well as

adjustments to] warrants, debentures or other

instruments convertible into shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and [notwithstanding

the authority conferred by this Resolution may have

ceased to be in force] issue shares in pursuance of

any Instrument made or granted by the Directors while

 this Resolution was in force, provided that: 1] the

aggregate number of shares to be issued pursuant to

this Resolution [including shares to be issued in

pursuance of Instruments made or granted pursuant to

this Resolution] does not exceed 50% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company [as calculated in

accordance with this resolution below], of which the

aggregate number of shares to be issued other than on

 a pro rata basis to shareholders of the Company

[including shares to be issued in pursuance of

Instruments made or granted pursuant to this

Resolution] does not exceed 10% of the total number

of issued shares [excluding treasury shares] in the

capital of the Company [as calculated in accordance

with this resolution below]; 2] [subject to such

manner of calculation as may be prescribed by the

Singapore Exchange Securities Trading Limited (SGX-

ST)] for the purpose of determining the aggregate

number of shares that may be issued under this

resolution above, the percentage of issued shares

shall be based on the total number of issued shares

[excluding treasury shares] in the capital of the

Company at the time this Resolution is passed, after

adjusting for: i) new shares arising from the

conversion or exercise of any convertible securities

or share options or vesting of share awards which are

 outstanding or subsisting at the time this

Resolution is passed; and ii) any subsequent bonus

issue or consolidation or subdivision of shares; 3]

in exercising the authority conferred by this

Resolution, the Company shall comply with the

provisions of the Listing Manual of the SGX-ST for

the time being in force [unless such compliance has

been waived by the Monetary Authority of Singapore]

and the Articles of Association for the time being of

 the Company; and [authority expires the earlier of

the conclusion of the next AGM of the Company or the

date by which the next AGM of the Company is required

PROPOSAL #13.: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to grant awards in accordance with the provisions of

 the SGX Performance Share Plan and to allot and

issue from time to time such number of ordinary

shares in the capital of the Company as may be

required to be issued pursuant to the exercise of

options under the SGX Share Option Plan and/or such

number of fully-paid shares as may be required to be

issued pursuant to the vesting of awards under the

SGX Performance Share Plan, provided that the

aggregate number of new shares to be issued pursuant

to the SGX Share Option Plan and the SGX Performance

Share Plan shall not exceed 10% of the total number

of issued ordinary shares [excluding treasury shares]

 in the capital of the Company from time to time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE EXCHANGE LTD

  TICKER:                  N/A                 CUSIP:   Y79946102

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 [the Companies Act], to

purchase or otherwise acquire issued ordinary shares

in the capital of the Company [Shares] not exceeding

in aggregate the maximum 10% of the total number of

issued shares, at such price or prices as may be

determined by the Directors from time to time up to

the maximum price i) in the case of a market purchase

 of a share, 105% of the average closing price of the

 shares and ii) in the case of an off-market purchase

 of a share, 110% of the average closing price of the

 shares, whether by way of: i) market purchase(s) on

the Singapore Exchange Securities Trading Limited

[SGX-ST] and/or any other securities exchange on

which the Shares may for the time being be listed and

 quoted [Other Exchange]; and/or; ii) off-market

purchase(s) [if effected otherwise than on the SGX-ST

 or, as the case may be, Other Exchange] in

accordance with any equal access Scheme(s) as may be

determined or formulated by the Directors as they

consider fit, which scheme(s) shall satisfy all the

conditions prescribed by the Companies Act, and

otherwise in accordance with all other laws and

regulations and rules of the SGX-ST or, as the case

may be, Other Exchange as may for the time being be

applicable [the Share Purchase Mandate]; [Authority

expires the earlier of the conclusion of the next AGM

 of the Company is held; and the date by which the

next AGM of the Company is required by Law to be

held]; and authorize the Directors of the Company

and/or any of them to complete and do all such acts

and things [including executing such documents as may

 be required] as they and/or he may consider

expedient or necessary to give effect to the

transactions contemplated and/or authorized by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE LD LTD

  TICKER:                  N/A                 CUSIP:   V80978113

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors report          ISSUER            YES             FOR                  FOR

and audited financial statements for the YE 31 DEC

PROPOSAL #2: Declare a first and final dividend of 20        ISSUER            YES             FOR                  FOR

 cents per share tax exempt (one-tier) for the YE 31

DEC 2009

PROPOSAL #3: Approve Directors fees of SGD 336,500            ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #4.A: Re-elect Mr. Lance Y. Gokongwei as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 104 of the Articles of Association of the Company

PROPOSAL #4.B: Re-elect Mr. Gwee Lian Kheng as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 104 of the Articles of Association of the Company

PROPOSAL #5.A: Re-appoint Dr. Wee Cho Yaw as a                   ISSUER            YES             FOR                  FOR

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50, to hold office from the

date of this AGM until the next AGM

PROPOSAL #5.B: Re-appoint Dr. John Gokongwei, Jr. as         ISSUER            YES             FOR                  FOR

a Director, who retires under Section 153(6) of the

Companies Act, Chapter 50, to hold office from the

date of this AGM until the next AGM

PROPOSAL #5.C: Re-appoint Mr. James L. Go as a                   ISSUER            YES             FOR                  FOR

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50, to hold office from the

date of this AGM until the next AGM

PROPOSAL #5.D: Re-appoint Mr. Tan Boon Teik as a                ISSUER            YES             FOR                  FOR

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50, to hold office from the

date of this AGM until the next AGM

PROPOSAL #5.E: Re-appoint Mr. Hwang Soo Jin as a                ISSUER            YES             FOR                  FOR

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50, to hold office from the

date of this AGM until the next AGM

PROPOSAL #5.F: Re-appoint Mr. Roberto R. Romulo as a         ISSUER            YES             FOR                  FOR

Director, who retires under Section 153(6) of the

Companies Act, Chapter 50, to hold office from the

date of this AGM until the next AGM

PROPOSAL #6: Re-appoint Messrs PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as the Auditors of the Company and authorize the

 Directors to fix their remuneration

PROPOSAL #7: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 161 of the Companies Act, Chapter

 50, and subject to the Listing Rules, guidelines and

 directions  'Listing Requirements'  of the Singapore

 Exchange Securities Trading Limited (SGX-ST), to

issue shares in the capital of the Company Shares ;

ii) convertible securities; iii) additional

convertible securities issued pursuant to

adjustments; or iv) Shares arising from the

conversion of the securities in (ii) and (iii) above,

  whether by way of rights, bonus, or otherwise or

pursuant to any offer, agreement or option made or

granted by the Directors during the continuance of

this authority which would or might require shares or

 convertible securities to be issued during the

continuance of this authority or thereafter  at any

time, to such persons, upon such terms and conditions

 and for such purposes as the Directors may, in their

PROPOSAL #8: Transact any other ordinary business               ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE POST LTD

  TICKER:                  N/A                 CUSIP:   Y8120Z103

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, for the purposes        ISSUER            YES             FOR                  FOR

 of Chapter 9 of the Listing Manual [Chapter 9] of

the Singapore Exchange Securities Trading Limited

[SGX-ST], its subsidiaries and associated Companies

that are entities at risk [as that term is used in

Chapter 9], or any of them, to enter into any of the

transactions falling within the types of interested

person transactions as specified in the Appendix to

the Company's Circular to Shareholders dated 08 JUN

2010 [the Circular] with any party who is of the

class of interested persons as specified in the

Appendix to the Circular, provided that such

transactions are made on normal commercial terms and

in accordance with the review procedures for such

interested person transactions; [Authority expires at

 the conclusion of the next AGM of the Company]; and

authorize the Directors of the Company and/or any of

them to complete and do all such acts and things

[including executing all such documents as may be

required] as they and/or he may consider expedient or

 necessary or in the interests of the Company to give

 effect to the Shareholders Mandate and/or this

PROPOSAL #2.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 [the Companies Act], to

purchase or otherwise acquire issued ordinary shares

in the capital of the Company [Shares] not exceeding

in aggregate the Maximum Limit, as specified at such

price or prices as may be determined by the Directors

 from time to time up to the Maximum Price, whether

by way of :i) market purchase(s) on the SGX-ST and/or

 any other stock exchange on which the shares may for

 the time being be listed and quoted [Other

Exchange]; and/or ii) off-market purchase(s) [if

effected otherwise than on the SGX-ST or, as the case

 may be, Other Exchange] in accordance with any equal

 access scheme(s) as may be determined or formulated

by the Directors as they consider fit, which

scheme(s) shall satisfy all the conditions prescribed

 by the Companies Act, and otherwise in accordance

with all other laws and regulations and rules of the

SGX-ST or, as the case may be, approve the other

exchange as may for the time being be applicable and

to the Share Purchase Mandate may be exercised by the

 Directors at any time and form time to time during

the period commencing from the date of the passing of

 this resolution; [Authority expires the earlier of

the conclusion of the next AGM of the Company is held

 or the date by which the next AGM of the Company is

required by law to be held]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE POST LTD

  TICKER:                  N/A                 CUSIP:   Y8120Z103

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited Accounts         ISSUER            YES             FOR                  FOR

for the FYE 31 MAR 2010, and the Directors' Report

and Independent Auditor's Report thereon

PROPOSAL #2.: Declare a final tax exempt 1-tier                 ISSUER            YES             FOR                  FOR

dividend of 2.5 cents per ordinary share in respect

of the FYE 31 MAR 2010

PROPOSAL #3.: Re-elect Mr. Lim Eng as a Director who         ISSUER            YES             FOR                  FOR

retires by rotation in accordance with Article 91 of

the Company's Articles of Association

PROPOSAL #4.: Re-elect Mr. Lim Ho Kee as a Director          ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with Article 91

 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Kenneth Michael Tan Wee            ISSUER            YES             FOR                  FOR

Kheng as a Director of the Company, who retires by

rotation in accordance with Article 91 of the

Company's Articles of Association; remain as a member

 of the Audit Committee and will be considered

independent for the purposes of Rule 704(8) of the

Listing Manual of the Singapore Exchange Securities

Trading Limited (the SGX-ST)

PROPOSAL #6.: Re-elect Mr. Michael James Murphy as a         ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 97

of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr Zulkifli Bin Baharudin as a        ISSUER            YES             FOR                  FOR

 Director, who retires in accordance with Article 97

of the Company's Articles of Association

PROPOSAL #8.: Approve the Directors' fees payable by         ISSUER            YES             FOR                  FOR

the Company of SGD 900,690 for the FYE 31 MAR 2010

(2009: SGD  641,090)

PROPOSAL #9.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers LLP as the Auditors of the

Company and authorize the Directors to fix their

remuneration

PROPOSAL #10.: Authorize the Directors to issue                 ISSUER            YES             FOR                  FOR

shares in the capital of the Company [shares] whether

 by way of rights, bonus or otherwise; and/or 2) make

 or grant offers, agreements or options

[collectively, Instruments] that might or would

require shares to be issued, including but not

limited to the creation and issue of [as well as

adjustments to] warrants, debentures or other

instruments convertible into shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and ii]

[notwithstanding the authority conferred by this

Resolution may have ceased to be in force] issue

shares in pursuance of any Instrument made or granted

 by the Directors of the Company while this

Resolution is in force, provided that the aggregate

number of shares to be issued pursuant to this

Resolution [including shares to be issued in

pursuance of Instruments made or granted pursuant to

this Resolution] does not exceed 50 % of the total

number of issued shares [excluding treasury shares]

in the capital of the Company [as calculated in

accordance with sub-paragraph [II] below], of which

the aggregate number of shares to be issued other

than on a pro rata basis to shareholders of the

Company [including shares to be issued in pursuance

of Instruments made or granted pursuant to this

Resolution] does not exceed 10 % of the total number

of issued shares [excluding treasury shares] in the

capital of the Company [as calculated in accordance

with sub-paragraph [II] below]; II) [subject to such

manner of calculation as may be prescribed by the

SGX-ST] for the purpose of determining the aggregate

number of shares that may be issued under sub-

paragraph [I] above, the percentage of issued shares

shall be based on the total number of issued shares

[excluding treasury shares] in the capital of the

Company at the time this Resolution is passed, after

adjusting for: 1) new shares arising from the

conversion or exercise of any convertible securities

or share options or vesting of share awards which are

 outstanding or subsisting at the time this

Resolution is passed; and 2) any subsequent bonus

issue or consolidation or subdivision of shares; III)

 in exercising the authority conferred by this

Resolution, the Company shall comply with the

provisions of the Listing Manual of the SGX-ST for

the time being in force [unless such compliance has

been waived by the SGX-ST] and the Articles of

Association for the time being of the Company; and

IV) [Authority expires the earlier of the conclusion

PROPOSAL #11.: Authorize the Directors to offer and          ISSUER            YES             FOR                  FOR

grant options [Options] in accordance with the

provisions of the Singapore Post Share Option Scheme

[Share Option Scheme] and to allot and issue from

time to time such number of shares as may be required

 to be issued pursuant to the exercise of the Options

 under the Share Option Scheme, provided that the

aggregate number of shares to be issued pursuant to

the Share Option Scheme shall not exceed 5 % of the

total number of issued shares [excluding treasury

shares] in the capital of the Company from time to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE PRESS HOLDINGS LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y7990F106

  MEETING DATE:      12/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and audited accounts for the FYE 31 AUG 2009

PROPOSAL #2.: Declare a final dividend of 9 cents and        ISSUER            YES             FOR                  FOR

 a special dividend of 9 cents, on a tax-exempt [one-

tier] basis, in respect of the FYE 31 AUG 2009

PROPOSAL #3.I: Re-appoint Cham Tao Soon as a Director        ISSUER            YES             FOR                  FOR

 of the Company, pursuant to Section 153(6) of the

Companies Act, Chapter 50 of Singapore [the

''Companies Act''], to hold such office from the date

 of this AGM until the next AGM of the Company

PROPOSAL #3.II: Re-appoint Ngiam Tong Dow as a                   ISSUER            YES             FOR                  FOR

Director of the Company, pursuant to Section 153(6)

of the Companies Act, to hold such office from the

date of this AGM until the next AGM of the Company

PROPOSAL #3.III: Re-appoint Yong Pung How as a                   ISSUER            YES             FOR                  FOR

Director of the Company, pursuant to Section 153(6)

of the Companies Act, to hold such office from date

of this AGM until the next AGM of the Company

PROPOSAL #4.I: Re-elect Willie Cheng Jue Hiang as a          ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #4.II: Re-elect Yeo Ning Hong as a Director,        ISSUER            YES             FOR                  FOR

 who retires in accordance with the Company's

Articles of Association

PROPOSAL #4.III: Re-elect Lucien Wong Yuen Kuai as a         ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Articles of Association

PROPOSAL #5.: Approve the Directors' fees of SGD                ISSUER            YES             FOR                  FOR

953,000

PROPOSAL #6.: Appoint the Auditors and authorize the         ISSUER            YES             FOR                  FOR

Directors to fix their remuneration

PROPOSAL #7.: Transact any other business                             ISSUER             NO              N/A                  N/A

PROPOSAL #8.I: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies

Act, Chapter 50 and the listing Rules of the

Singapore Exchange Securities Trading Limited [the

SGX-ST], and subject to the provisions of the

newspaper and printing presses Act, Chapter 206, to:

issue shares in the capital of the Company whether by

 way of rights, bonus or otherwise; and/or make or

grant offers, agreements or options [collectively,

Instruments] that might or would require shares to be

 issued, including but not limited to the creation

and issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

deem fit; and [notwithstanding that the authority

conferred by this resolution may have ceased to be in

 force] issue shares in pursuance of any instrument

made or granted by the Directors while this

resolution is in force, provided that: 1) the

aggregate number of shares to be issued pursuant to

this resolution [including shares to be issued in

pursuance of Instruments made or granted pursuant to

this resolution] does not exceed 50% of the issued

shares in the capital of the Company [as calculated

in accordance with sub-paragraph (2) below], of which

 the aggregate number of shares to be issued other

than on a pro rata basis to shareholders of the

Company [including shares to be issued in pursuance

of Instruments made or granted pursuant to this

resolution] does not exceed 20% of the total number

of issued shares in the capital of the Company [as

calculated in accordance with sub-paragraph (2)

below]; 2) [subject to such manner of calculation and

 adjustments as may be prescribed by the SGX-ST] for

the purpose of determining the aggregate number of

shares that may be issued under sub-paragraph (1),

the percentage of issued shares shall be based on the

 total number of issued shares in the capital of the

Company at the time this resolution is passed, after

adjusting for: new shares arising from the conversion

 or exercise of any convertible securities or share

options or vesting of share awards which are

outstanding or subsisting at the time this resolution

 is passed; and any subsequent bonus issue,

consolidation or subdivision of shares; 3) in

exercising the authority conferred by this

resolution, the Company shall comply with the

provisions of the listing manual of the SGX-ST for

the time being in force [unless such compliance has

been waived by the SGX-ST] and the Articles of

Association for the time being of the Company; and 4)

 [unless revoked or varied by the Company in general

meeting] [authority expires the earlier of the

conclusion of the next AGM of the Company or the date

PROPOSAL #8.II: Authorize the Directors to grant                ISSUER            YES         AGAINST           AGAINST

awards in accordance with the provisions of the SPH

Performance Share Plan [the 'SPH Performance Share

Plan'] and to allot and issue such number of ordinary

 shares in the capital of the Company ['Ordinary

Shares'] as may be required to be delivered pursuant

to the vesting of awards under the SPH Performance

Share Plan, provided that the aggregate number of new

 ordinary shares to be allotted and issued and/or to

be allotted, when aggregated with existing ordinary

shares [including Ordinary Shares held in treasury]

delivered and/or to be delivered, pursuant to the

Singapore Press Holdings Group (1999) Share Option

Scheme and the SPH Performance Share Plan, shall not

exceed 10% of the total number of issued Ordinary

Shares from time to time

PROPOSAL #8.III: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, for the purposes of Sections 76C and 76E of

the Companies Act, to purchase or otherwise acquire

issued ordinary shares not exceeding in aggregate the

 maximum limit [as specified], at such price or

prices as may be determined by the Directors of the

Company from time to time up to the maximum price [as

 specified] whether by way of: market purchases(s) on

 the SGX-ST; and/or off-market purchase(s) (if

effected otherwise than on the SGX-ST) in accordance

with any equal access scheme(s) as may be determined

or formulated by the Directors as they consider fit,

which scheme(s) shall satisfy all the conditions

prescribed by the Companies Act, and otherwise in

accordance with all other Laws and regulations and

rules of the SGX-ST as may for the time being be

applicable; [Authority expires the earlier of the

next AGM of the Company or the date of the next AGM

of the Company is required by the Law to be held]; to

 complete and do all such acts and things [including

executing such documents as may be required] as they

and/or he may consider expedient or necessary to give

 effect to the transactions contemplated and/or

authorize by this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE TECHNOLOGIES ENGR LTD

  TICKER:                  N/A                 CUSIP:   Y7996W103

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize, for the purposes of Chapter 9        ISSUER            YES             FOR                  FOR

 of the Listing Manual  Chapter 9  of the Singapore

Exchange Securities Trading Limited  the SGX-ST , the

 Company, its subsidiaries and associated Companies

that are entities at risk  as that term is used in

Chapter 9 , or any of them, to enter into any of the

transactions falling within the types of interested

person transactions described in the appendix to the

Company's Circular to shareholders dated 15 MAR 2010

 the Circular  with any party who is of the class of

interested persons described in the appendix to the

Circular, specified that such transactions are made

on normal commercial terms and in accordance with the

 review procedures for such interested person

transactions; the approval given in Paragraph (1)

CONTD.

PROPOSAL #2: Authorize, for the purposes of Sections         ISSUER            YES             FOR                  FOR

76C and 76E of the Companies Act, Chapter 50 of

Singapore  the Companies Act , the Directors of the

Company of all the powers of the Company to purchase

or otherwise acquire issued ordinary shares in the

capital of the Company  the Shares  not exceeding in

aggregate the maximum limit  as hereafter specified ,

 at such price or prices as may be determined by the

Directors from time to time up to the maximum price

as hereafter specified , whether by way of: a) market

 purchase(s) on the SGX-ST; and/or b) off-market

purchase(s)  if effected otherwise than on the SGX-ST

  in accordance with any equal access scheme(s) as

may be determined or formulated by the Directors as

they consider fit, which scheme(s) shall satisfy all

the CONTD.

PROPOSAL #3: Approve, the Singapore Technologies                ISSUER            YES             FOR                  FOR

Engineering Share Option Plan, the Singapore

Technologies Engineering Performance Share Plan and

the Singapore Technologies Engineering Restricted

Stock Plan  together, the Existing Share Plans  be

terminated on such date as may be determined by the

Committee of Directors administering the Existing

Share Plans, provided that such termination shall be

without prejudice to the rights of holders of options

 and awards accepted and outstanding under the

Existing Share Plans as at the date of termination;

b) a new performance share plan to be known as the

Singapore Technologies Engineering Performance Share

Plan 2010  the ST Engineering PSP 2010 , the rules of

 which, for the purpose of identification, have been

subscribed to by the Chairman of the Meeting, under

which awards PSP Awards  of CONTD.

PROPOSAL #4: Approve, a new restricted share plan to         ISSUER            YES             FOR                  FOR

be known as the Singapore Technologies Engineering

Restricted Share Plan 2010  the ST Engineering RSP

2010 , the rules of which, for the purpose of

identification, have been subscribed to by the

Chairman of the Meeting, under which awards  RSP

Awards of fully paid-up Shares, their equivalent cash

 value  where applicable  or combinations thereof

where applicable  will be granted, free of payment,

to selected employees  including executive directors

 and non-executive directors of the Company, its

subsidiaries and associated Companies, details of

which are set out in the Circular; b) authorize the

Directors of the Company: i) to establish and

administer the ST Engineering RSP 2010; and CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE TECHNOLOGIES ENGR LTD

  TICKER:                  N/A                 CUSIP:   Y7996W103

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and the audited accounts for the YE 31 DEC 2009 and

the Auditors' report thereon

PROPOSAL #2: Declare a final ordinary tax exempt                ISSUER            YES             FOR                  FOR

[one-tier] dividend of 4.00 cents per share and a

special tax exempt [one-tier] dividend of 6.28 cents

per share for the YE 31 DEC 2009

PROPOSAL #3.a.1: Re-elect Mr. Tan Pheng Hock as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 98 of the Articles of Association of the Company

PROPOSAL #3.a.2: Re-elect Dr. Tan Kim Siew as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation pursuant to Article

 98 of the Articles of Association of the Company

PROPOSAL #3.a.3: Re-elect Mr. Venkatachalam                        ISSUER            YES             FOR                  FOR

Krishnakumar as a Director, who retires by rotation

pursuant to Article 98 of the Articles of Association

 of the Company

PROPOSAL #3.b.1: Re-elect Dr. Stanley Lai Tze Chang          ISSUER            YES             FOR                  FOR

as a Director, who cease to hold office pursuant to

Article 104 of the Articles of Association of the

Company

PROPOSAL #3.b.2: Re-elect MG Neo Kian Hong [to be              ISSUER            YES             FOR                  FOR

appointed with effect from 31 MAR 2010] as a

Director, who cease to hold office pursuant to

Article 104 of the Articles of Association of the

PROPOSAL #4: Approve the sum of SGD 847,158 as                   ISSUER            YES             FOR                  FOR

Directors' fees for the YE 31 DEC 2009

PROPOSAL #5: Appoint KPMG LLP as the Auditors of the         ISSUER            YES             FOR                  FOR

Company in place of the retiring Auditors, Ernst &

Young LLP, to hold office until the conclusion of the

 next AGM of the Company, and authorize the Directors

 to fix their remuneration

PROPOSAL #6: Authorize the Directors to issue shares         ISSUER            YES             FOR                  FOR

in the capital of the Company [Shares] whether by way

 of rights, bonus or otherwise; and/or make or grant

offers, agreements or options [collectively ,

Instruments] that might or would require shares to be

 issued, including but not limited to the creation

and issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may, in their, absolute discretion,

deem fit; and [notwithstanding the authority

conferred by this Resolution may have ceased to be in

 force] issue shares in pursuance of any Instrument

made or granted by the Directors while this

resolution was in force, provided that: the aggregate

 number of shares to be issued pursuant to this

resolution [including shares to be issued in

pursuance of Instruments made or granted pursuant to

this Resolution]: by way of renounceable rights

issues on a pro rata basis of shareholders of the

Company [Renounceable Rights Issues] shall not exceed

 100% of the total number of issued shares in the

capital of the company excluding treasury shares [as

calculated in this resolution as specified]; and

otherwise that by way of Renounce able Rights Issues

[Others share Issues] shall not exceed 50% of the

total number of issued shares in the capital of the

Company excluding treasury shares [as calculated in

accordance with this resolution as specified], of

which the aggregate number of shares to be issued

other than on a pro rata basis to shareholders of the

 Company shall not exceed 5% of the total number of

issued shares in the capital of the Company excluding

 treasury shares [as calculated in accordance with

this resolution as specified]; the Renounceable

Rights Issues and Other Share Issues shall not, in

aggregate, exceed 100% of the total number of issued

shares in the capital of the Company excluding

treasury shares [as calculated in this resolution as

specified]; [subject to such manner of calculation as

 may be prescribed by the SGX-ST] for the purpose of

determining the aggregate number of shares that may

be issued as specified, the percentage of issued

shares shall be based, after adjusting for new shares

 arising from the conversion or exercise of any

convertible securities or share options or vesting of

 share awards which are outstanding or subsisting at

the time this resolution is passed and any subsequent

 bonus issue or consolidation or subdivision of

shares; in exercising the authority conferred by this

 resolution, the Company shall comply with the

provisions of the Listing Manual of the SGX-ST for

the time being in force [unless such compliance has

been waived by the SGX-ST] and the Articles of

Association for the time being of the Company; and

[Authority expires the earlier of the conclusion of

the next AGM or the date of the next general meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE TELECOMMUNICATIONS LTD

  TICKER:                  N/A                 CUSIP:   Y79985209

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 [the Companies Act], to

purchase or otherwise acquire issued ordinary shares

in the capital of the Company [Shares] not exceeding

in aggregate the Maximum Limit [as specified], at

such price or prices as may be determined by the

Directors from time to time up to the Maximum Price

[as specified] whether by way of: market purchase(s)

on the Singapore Exchange Securities Trading Limited

[SGX-ST] and/or any other stock exchange on which the

 Shares may for the time being be listed and quoted

[Other Exchange]; and/or off-market purchase(s) [if

effected otherwise than on the SGX-ST or, as the case

 may be, Other Exchange] in accordance with any equal

 access scheme(s) as may be determined or formulated

by the Directors as they consider fit, which

scheme(s) shall satisfy all the conditions prescribed

 by the Companies Act, and otherwise in accordance

with all other laws and regulations and rules of the

SGX-ST or, as the case may be, Other Exchange as may

for the time being be applicable, [the Share Purchase

 Mandate]; [Authority expires the earlier of the next

 AGM of the Company is held or the date by which the

next AGM of the Company is required by law to be

held]; authorize the Directors of the Company and/or

any of them to complete and do all such acts and

things [including executing such documents as may be

required] as they and/or he may consider expedient or

 necessary to give effect to the transactions

contemplated and/or authorized by this resolution

PROPOSAL #2.: Approve, for the purposes of Rule 10.14        ISSUER            YES             FOR                  FOR

 of the ASX Listing Rules, the participation by the

Relevant Person in the Relevant Period as specified

and the CUFS holders dated 25 JUN 2009 in the SingTel

 Performance Share Plan, on the specified terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINGAPORE TELECOMMUNICATIONS LTD

  TICKER:                  N/A                 CUSIP:   Y79985209

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                     ISSUER            YES             FOR                  FOR

statements for the FYE 31 MAR 2009, the Directors'

report and the Auditors' report thereon

PROPOSAL #2.: Declare a final dividend of 6.9 cents          ISSUER            YES             FOR                  FOR

per share in respect of the FYE 31 MAR 2009

PROPOSAL #3.: Re-elect Ms. Chua Sock Koong as a                 ISSUER            YES             FOR                  FOR

Director, who retire by rotation in accordance with

Article 97 of the Company's Article of Association

PROPOSAL #4.: Re-elect Mr. Kaikhushru Shiavax                     ISSUER            YES             FOR                  FOR

Nargolwala as an Independent Member of the Audit

Committee, who retire by rotation in accordance with

Article 97 of the Company's Article of Association

PROPOSAL #5.: Re-elect Mrs. Fang Ai Lian as an                   ISSUER            YES             FOR                  FOR

Independent Member of the Audit Committee, who ceases

 to hold the office in accordance with Article 103 of

 the Company's Articles of Association

PROPOSAL #6.: Re-elect Mr. Ong Peng Tsin as a                     ISSUER            YES             FOR                  FOR

Director, who ceases to hold the office in accordance

 with Article 103 of the Company's Articles of

Association

PROPOSAL #7.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

by the Company of up to SGD 2,250,000 for the FYE 31

MAR 2010 [2009: up to SGD 2,250,000]

PROPOSAL #8.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Directors to fix their remuneration

PROPOSAL #9.: Authorize the Directors to issue shares        ISSUER            YES             FOR                  FOR

 in the capital of the Company [shares] whether by

way of rights, bonus or otherwise and/or 2) make or

grant offers, agreements or potions [collectively,

Instruments] that might or would require shares to be

 issued including but not limited to the creation and

 issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

shares at any time and upon such terms and conditions

 and for such purposes and to such persons as the

Directors may in their absolute discretion deem fit;

and (ii) issue shares in pursuance of any instrument

made or granted by the Directors while this

resolution was in force; provided that the agreement

number of shares to be issued pursuant to this

resolution [including shares to be issued in

pursuance of instruments made or granted pursuant to

this resolution] does not exceed 50% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company [as calculated in

accordance with this resolution] of which the

aggregate number of shares to be issued other than on

 a pro rata basis to shareholders of the Company

[including shares to be issued in pursuance of

instrument made or granted pursuant to this

resolution] does not exceed 5% of the total number

issued shares in the capital of the Company; (ii)

[subject to such manner of calculation as ,may be

prescribed by the Singapore Exchange Securities

Trading Limited (SGX-ST)] to determine the aggregate

number of shares that may be issued under this

resolution the percentage of issued shares shall be

on that total number of issued shares in the capital

of the Company at the time the resolution is passed

after adjusting for: (a) new shares arising from the

conversion or exercise of any convertible securities

or share options or vesting of share awards which are

 outstanding or subsisting at the time this

resolution is passed and (b) any subsequent

consolidation or sub division of shares (iii) in

exercising the authority conferred by the resolution

the Company shall comply with the provisions of the

Listing manual of the SGX-ST and the rules of any

other stock exchange on which the shares of the

Company may for time being be listed or quoted for

the time being in force and the Articles of

Association for the time being of the Company and;

[Authority shall continue in force until the

conclusion of the next AGM of the Company or the date

PROPOSAL #10.: Authorize the Directors to allot and          ISSUER            YES             FOR                  FOR

issue from time to time such number of shares in the

capital of the Company as may be required to be

issued pursuant to exercise the options under the

Singapore Telecom Share Option Scheme 1999 [1999

scheme] provided always that the aggregate number of

shares to be issued pursuant to be 1999 Scheme shall

not exceed 5% of the total number of issued share

[excluding treasury shares] in the capital of the

Company from time to time as calculated in accordance

 the rules of the 1999 Scheme

PROPOSAL #11.: Authorize the Directors to grant                 ISSUER            YES             FOR                  FOR

awards in accordance with the provisions of the Sing

Tel Performance Share Plan [Share plan] and to allot

and issue from time to time such number of fully paid

 up shares in the capital of the Company as may be

required to be issued pursuant to the vesting of

awards under the Share Plan, provided always that the

 aggregate number of shares to be issue pursuant to

exercise of options under the 1999 Scheme and the

Share Plan shall not exceed 10% of the total number

of issued shares in the capital of the Company from

time to time; and the aggregate number of new shares

under awards to be granted pursuant to Share Plan

[Authority shall continue in force until the

conclusion of the next AGM of the Company or the date

 by which the next AGM of the Company is required by

law to be held] shall not exceed 1% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company from time to time

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINO LAND COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   Y80267126

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and the Directors' and the Independent

Auditor's reports for the YE 30 JUN 2009

PROPOSAL #2.: Declare a final dividend of HKD 0.3 per        ISSUER            YES             FOR                  FOR

 ordinary share with an option for scrip dividend

PROPOSAL #3.I: Re-elect Mr. Robert Ng Chee Siong as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.II: Re-elect Dr. Allan Zeman, GBS, JP as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.III: Re-elect Mr. Yu Wai Wai as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.IV: Authorize the Board to fix the                   ISSUER            YES             FOR                  FOR

Directors' remuneration for the financial year ending

 30 JUN 2010

PROPOSAL #4.: Re-appoint Deloitte Touche Tohmatsu as         ISSUER            YES             FOR                  FOR

the Auditor for the ensuing year and authorize the

Board to fix their remuneration

PROPOSAL #5.1: Approve the share repurchase mandate           ISSUER            YES             FOR                  FOR

PROPOSAL #5.2: Approve the share issue mandate                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.3: Approve the extension of share issue          ISSUER            YES         AGAINST           AGAINST

mandate

PROPOSAL #S.6: Amend the Articles 67, 74, 75, 76, 77,        ISSUER            YES             FOR                  FOR

 78, 80, 83, 87, 89, 90 & 94 of Articles of

Association, as specified; and approve the new

Articles of Association, consolidating all of the

proposed amendments referred to in Resolution 6(i),

produced to this meeting and for the purpose of

identification signed by Chairman and adopt the new

Articles of Association of the Company in

substitution for an to the exclusion of all existing

Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOFERT HOLDINGS LTD, HAMILTON

  TICKER:                  N/A                 CUSIP:   G8403G103

  MEETING DATE:      3/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify and approve the MOUs  as                       ISSUER            YES             FOR                  FOR

specified  and the execution thereof and

implementation of all transactions there under; the

proposed maximum aggregate annual values of the

transactions under the MOUs as specified; and

authorize the Directors of the Company to sign,

execute, perfect and deliver all such documents and

do all such deeds, acts, matters and things as they

may in their absolute discretion consider necessary

or desirable for the purpose of or in connection with

 the implementation of the MOUs and all transactions

and other matters contemplated there under or

ancillary thereto, to waive compliance from and/or

agree to any amendment or supplement to any of the

provisions of the MOUs which in their opinion is not

of a material nature and to effect or implement any

other matters referred to in this resolution

PROPOSAL #2: Ratify and approve the Sales Contract           ISSUER            YES             FOR                  FOR

as specified  and the execution thereof and

implementation of all transactions there under; and

authorize the Directors of the Company to sign,

execute, perfect and deliver all such documents and

do all such deeds, acts, matters and things as they

may in their absolute discretion consider necessary

or desirable for the purpose of or in connection with

 the implementation of the Sales Contract and all

transactions and other matters contemplated there

under or ancillary thereto, to waive compliance from

and/or agree to any amendment or supplement to any of

 the provisions of the Sales Contract which in their

opinion is not of a material nature and to effect or

implement any other matters referred to in this

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOFERT HOLDINGS LTD, HAMILTON

  TICKER:                  N/A                 CUSIP:   G8403G103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt  the audited                        ISSUER            YES             FOR                  FOR

consolidated financial statements of the Company and

the reports of the Directors and the Auditors of the

Company for the YE 31 DEC 2009

PROPOSAL #2.a: Re-elect Mr. Liu De Shu as a Non-                ISSUER            YES             FOR                  FOR

executive Director of the Company

PROPOSAL #2.b: Re-elect Mr. Du Ke Ping as an                       ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #2.c: Re-elect Mr. Ko Ming Tung, Edward as          ISSUER            YES             FOR                  FOR

an Independent Non-executive Director of the Company

PROPOSAL #2.d: Re-elect Mr. Tang Tin Sek as an                   ISSUER            YES             FOR                  FOR

Independent Non-executive Director of the Company

PROPOSAL #3: Authorize the Board of Directors of the         ISSUER            YES             FOR                  FOR

Company to fix the remuneration for all Directors

PROPOSAL #4: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors of the Company and to authorize the

Board of Directors of the Company to fix their

PROPOSAL #5: Authorize the Directors a general                   ISSUER            YES             FOR                  FOR

mandate to allot, issue and deal with ordinary shares

 of the Company

PROPOSAL #6: Authorize the Directors a general                   ISSUER            YES             FOR                  FOR

mandate to repurchase ordinary shares of the Company

PROPOSAL #7: Authorize the directors to allot, issue         ISSUER            YES             FOR                  FOR

and deal with ordinary shares of the Company by the

number of ordinary shares repurchased

PROPOSAL #S.8: Approve the proposed amendments to the        ISSUER            YES         AGAINST           AGAINST

 bye-laws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINO-OCEAN LAND HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y8002N103

  MEETING DATE:      1/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and ratify the Sale and Purchase        ISSUER            YES             FOR                  FOR

 Agreement  the Agreement  dated 09 DEC 2009 entered

into between Sound Plan Group Limited  as Vendor  and

 the Company  as Purchaser  in relation to the sale

and purchase of the entire issued share capital of

the Sky Charter Development Limited at a

consideration of RMB 50,000,000, as specified; the

transactions contemplated under the Agreement; and

authorize any one Director of the Company to do such

acts and things, to sign and execute such other

documents and to take such steps as he in his

discretion consider necessary, appropriate, desirable

 or expedient to carry out or give effect to or

otherwise in connection with or in relation to the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINO-OCEAN LAND HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Y8002N103

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and consider the audited                     ISSUER            YES             FOR                  FOR

consolidated financial statements and the reports of

the Directors and the Auditors for the FYE 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a: Election of Ms. Liu Hui as a Non-                ISSUER            YES             FOR                  FOR

Executive Director and authorize the Board

PROPOSAL #3.b: Election of Mr. Wang Xiaodong as a              ISSUER            YES             FOR                  FOR

Non-Executive Director and authorize the

PROPOSAL #3.c: Election of Mr. Wang Xiaoguang as a            ISSUER            YES             FOR                  FOR

Executive Director and authorize the

PROPOSAL #3.d: Election of Mr. Chen Runfu as a                   ISSUER            YES             FOR                  FOR

Executive Director and authorize the Board of

PROPOSAL #3.e: Election of Mr. Han Xiaojing as an              ISSUER            YES             FOR                  FOR

Independent Non-Executive Director and

PROPOSAL #3.f: To re-elect Mr. Zhao Kang as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director and authorise the

board of directors of the Company to fix his

remuneration.

PROPOSAL #4: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 as the Auditor of the Company and authorize the

Board of Directors of the Company to fix their

PROPOSAL #S.5: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company and authorize the Board of Directors of

the Company to deal with on behalf of the Company the

 relevant filing and amendments (where necessary)

procedures and other related issues arising from the

amendments to the Articles of Association

PROPOSAL #6.a: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with additional shares in the capital

of the Company and make or grant offers, agreements

and options and rights of exchange or conversion

which might require the exercise of such powers,

subject to and in accordance with all applicable laws

 and requirements of the Rules Governing the Listing

Securities on The Stock Exchange of Hong Kong Limited

 during and after the relevant period, not exceeding

20% of the aggregate nominal amount of the issued

share capital of the Company, otherwise than pursuant

 to i) a rights issue; or ii) the exercise of options

 under any share option scheme or similar arrangement

 adopted by the Company for the grant or issue to the

 employees and directors of the Company and/or any of

 its subsidiaries and/or other eligible participants

specified hereunder of options to subscribe for or

rights to acquire shares of the Company; Contd...

PROPOSAL #6.b: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to purchase or otherwise acquire shares in the

capital of the Company during the relevant period, on

 The Stock Exchange of Hong Kong Limited or any other

 stock exchange on which the shares of the Company

have been or may be listed and recognized by the

Securities and Futures Commission under the Hong Kong

 Code on share repurchases for such purposes, subject

 to and in accordance with all applicable laws and

regulations, at such price as the Directors may at

their discretion determine in accordance with all

applicable laws and regulations, not exceeding 10% of

 the aggregate nominal amount of the issued share

capital of the Company; Authority expires the earlier

 of the conclusion of the AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is to be held by law

PROPOSAL #6.c: Approve, conditional upon the passing         ISSUER            YES             FOR                  FOR

of the resolutions set out in paragraphs 6(A) and

6(B) of the notice convening this meeting, the

general mandate granted to the directors of the

Company to exercise the powers of the Company to

allot, issue and otherwise deal with shares of the

Company pursuant to the resolution set out in

paragraph 6(A) of the notice convening this meeting

be and is hereby extended by the addition thereto an

amount of shares representing the aggregate nominal

amount of shares of the Company purchased or

otherwise acquired by the Company pursuant to the

authority granted to the directors of the Company

under the resolution set out in paragraph 6(B) above,

 provided that such amount shall not exceed 10% of

the aggregate nominal amount of the issued share

capital of the Company as at the date of passing this

PROPOSAL #6.d: Approve the increase in the authorized        ISSUER            YES             FOR                  FOR

 share capital of the Company from HKD 8,000,000,000

divided into 10,000,000,000 ordinary shares of HKD

0.80 each to HKD 20,000,000,000, comprising

20,000,000,000 ordinary shares of HKD 0.80 each and

5,000,000,000 preference shares of HKD 0.80 each

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOPAC FINANCIAL HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y8009U100

  MEETING DATE:      12/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The execution status of preferred                ISSUER             NO              N/A                  N/A

stocks

PROPOSAL #B.1: Authorize the Board of Directors to            ISSUER            YES         AGAINST           AGAINST

proceed the fund-raising plan at the appropriate

time, considering the Company's long-term capital

needs and market condition, in accordance with the

Company's strategic development

PROPOSAL #B.2: Approve to revise the Articles of                ISSUER            YES         AGAINST           AGAINST

incorporation

PROPOSAL #B.3: Elect Ms. Sophia Cheng [Personal ID:          ISSUER            YES             FOR                  FOR

P220336935] as an Independent Director

PROPOSAL #B.4: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOPAC FINANCIAL HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y8009U100

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The status of assets impairment                    ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The revision to the employee stock              ISSUER             NO              N/A                  N/A

options plan

PROPOSAL #A.5: The same person or the same affiliate         ISSUER             NO              N/A                  N/A

who intends to prossess more than the designated rate

 of total voting shares of the same FHC report

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.1156 per share

PROPOSAL #B.3: Approve the proposal of long-term                ISSUER            YES             FOR                  FOR

capital injection

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOPEC SHANGHAI PETROCHEMICAL CO LTD

  TICKER:                  N/A                 CUSIP:   Y80373106

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of the Company

PROPOSAL #2: Receive the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company

PROPOSAL #3: Approve the 2009 audited financial                 ISSUER            YES             FOR                  FOR

statements of the Company

PROPOSAL #4: Approve the 2009 Profit Distribution              ISSUER            YES             FOR                  FOR

Plan of the Company

PROPOSAL #5: Receive the 2010 financial budget report        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #6: Re-appointment of KPMG Huazhen as the            ISSUER            YES             FOR                  FOR

Company's Domestic Auditor for the year 2010 and KPMG

 as the Company's International Auditor for the year

2010, and to authorize the Board to fix their

remuneration

PROPOSAL #7: Appointment of Mr. Wu Haijun as a                   ISSUER            YES         AGAINST           AGAINST

Director to fill up the vacancy in the sixth session

of the Board

PROPOSAL #S.8: Approve the amendments to the Articles        ISSUER            YES             FOR                  FOR

 of Association of the Company  the 'Articles of

Association'  and its appendices proposed by the

Board of the Company and authorize the Board of the

Company to transact all relevant matters regarding

any application, reporting and approval, registration

 and filing requirements in relation to such

amendments to the Articles of Association and its

appendices on behalf of the Company, including making

 appropriate text revisions in accordance with any

revision request of any relevant PRC approval

authorities and the listing rules of any stock

exchanges on which the Company's securities are listed

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOPEC YIZHENG CHEMICAL FIBRE CO LTD

  TICKER:                  N/A                 CUSIP:   Y9841W106

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Directors of          ISSUER            YES             FOR                  FOR

the Company for the year 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year 2009

PROPOSAL #3: Approve the audited Financial Statements        ISSUER            YES             FOR                  FOR

 and the report of the Auditors of the Company for

the year 2009

PROPOSAL #4: Approve the scheme of profit                            ISSUER            YES             FOR                  FOR

distribution of the Company for the year 2009

PROPOSAL #5: Re-appoint of KPMG Huazhen and KPMG as          ISSUER            YES             FOR                  FOR

the domestic and international auditors of the

Company for the year 2010, and authorize the

Directors to fix their remuneration

PROPOSAL #6.1.A: Approve the revised Caps, (as                   ISSUER            YES             FOR                  FOR

defined and more particularly described in the

circular of the Company dated 19 APR 2010 (the

''Circular''), a copy of which marked ''A'' is

produced to the meeting and signed by the Chairman of

 the meeting for the purpose of identification) in

relation to the transactions contemplated under the

New Financial Services Agreement (as defined and more

 particularly described in the Circular) for the

remaining two YE 31 DEC 2010 and 31 DEC 2011

PROPOSAL #6.1.B: Authorize the Directors on behalf of        ISSUER            YES             FOR                  FOR

 the Company to sign, seal, execute, perfect, perform

 and deliver all such instruments, documents and

deeds, and do all such acts, matters and things and

take all such acts as they may in their discretion

consider necessary, desirable or expedient to

implement and/or to give effect to the Revised Caps

and the transactions contemplated under the New

Financial Services Agreement

PROPOSAL #6.2: Approve the ongoing connected                       ISSUER            YES         AGAINST           AGAINST

transactions under the Product Supply Framework

Agreement and the Comprehensive Service Framework

Agreement for the year 2010 by independent

shareholders of the Company

PROPOSAL #6.3: Approve the ongoing connected                       ISSUER            YES             FOR                  FOR

transactions under the Financial Services Agreement

for the year 2010 by independent shareholders of the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOPHARM GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y8008N107

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES             FOR                  FOR

statements and the Auditors' report of the Company as

 at and for the YE 31 DEC 2009

PROPOSAL #4.: Approve the proposed profit                            ISSUER            YES             FOR                  FOR

distribution plan and the payment of final dividend

of the Company for the YE 31 DEC 2009

PROPOSAL #5.: Re-appoint PricewaterhouseCoopers Zhong        ISSUER            YES             FOR                  FOR

 Tian Certified Public Accountant Co., Ltd. as the

PRC Auditors of the Company to hold office until the

conclusion of the next AGM, and authorize the Board

to fix its remuneration

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers                 ISSUER            YES             FOR                  FOR

Certified Public Accountants, Hong Kong as the

International Auditors of the Company to hold office

until the conclusion of the next AGM, and authorize

the Board to fix its remuneration

PROPOSAL #7.: Approve and ratify the remuneration of         ISSUER            YES             FOR                  FOR

the Directors for the YE 31 DEC 2009 and authorize

the Board to determine the remuneration of the

Directors for the 2 years ending 31 DEC 2010 and 31

PROPOSAL #8.: Appoint Mr. Chen Qiyu as a non-                      ISSUER            YES         AGAINST           AGAINST

executive Director for a term of 3 years starting

from the date of the AGM and to authorize the Board

to enter into a service contract with him

PROPOSAL #9.: Appoint Mr. Qian Shunjiang as the                 ISSUER            YES             FOR                  FOR

Supervisor of the Company for a term of 3 years

starting from the date of the AGM and to authorize

the Board to enter into a service contract with him

PROPOSAL #10.: Approve the transactions under the              ISSUER            YES             FOR                  FOR

Master Pharmaceutical Products, Healthcare Products

and Medical Supplies Procurement Agreement with the

controlling shareholder and their proposed annual

caps for each of the 2 years ending 31 DEC 2010 and

31 DEC 2011, as specified

PROPOSAL #11.: Approve the acquisition of equity                ISSUER            YES             FOR                  FOR

interest in Xinjiang Company under the Xinjiang

Company Agreement, as specified

PROPOSAL #12.: Approve the acquisition of equity                ISSUER            YES             FOR                  FOR

interest in Hubei Yibao under the Hubei Yibao

Agreement, as specified

PROPOSAL #13.: Approve the acquisition of Transferred        ISSUER            YES             FOR                  FOR

 Business of Industry Company under the Industry

Company Agreement, as specified

PROPOSAL #14.: Approve the acquisition of Transferred        ISSUER            YES             FOR                  FOR

 Business of Trading Company under the Trading

Company Agreement, as specified

PROPOSAL #15.: Authorize the Board: a) acquisition            ISSUER            YES             FOR                  FOR

and disposal of the assets of the Company with an

aggregate total value of not more than 30% of the

latest audited total assets of the Company over a

period of 12 months; b) guarantees in favor of third

parties with an aggregate total value of not more

than 30% of the latest audited total assets of the

Company over a period of 12 months; if the above

delegations are not consistent with, collide or

conflict with the requirements under the Listing

Rules or other requirements of the Stock Exchange,

the requirements under the Listing Rules or other

requirements of the Stock Exchange should be followed

PROPOSAL #S.16: Amend the Articles of Association,            ISSUER            YES             FOR                  FOR

details of which are set out in the Circular and

authorize any Director or Joint Company Secretary of

the Company to do all such acts as he deems fit to

effect the amendments and to make relevant

registrations and filings in accordance with the

relevant requirements of the applicable laws and

regulations in the PRC and Hong Kong and the Listing

Rules, the Articles of Association are written in

Chinese and there is no official English translation

in respect thereof. Accordingly, the English

translation is for reference only. In case of any

discrepancy between the Chinese and English versions,

 the Chinese version shall prevail

PROPOSAL #S.17: Authorize the Board to separately or         ISSUER            YES             FOR                  FOR

concurrently allot, issue and/or deal with Domestic

Shares and/or H Shares, and to make or grant offers,

agreements and options in respect thereof: i) such

mandate shall not extend beyond the Relevant Period

save that the Board may during the Relevant Period

make or grant offers, agreements or options which

might require the exercise of such powers after the

end of the Relevant Period; ii) the aggregate nominal

 amount of Domestic Shares and/or H Shares to be

allotted, issued and/or dealt with or agreed

conditionally or unconditionally to be issued,

allotted and/or dealt with [whether pursuant to an

option or otherwise] by the Board shall not exceed

20% of the aggregate nominal amount of each of the

existing issued Domestic Shares and/or H Shares as at

 the date on which this resolution is passed; and

iii) the Board will only exercise its power under

such mandate in accordance with the Company Law of

the PRC and the Listing Rules [as amended from time

to time] and the requirements of the relevant PRC

regulatory authorities; [Authority expires at the

earlier of the conclusion of the next AGM of the

Company following the passing of this resolution; the

 expiration of the 12-month period following the

passing of this resolution; or the date on which the

authority granted to the Board set out in this

resolution is revoked or varied by a special

resolution of the Shareholders in a general meeting];

 and contingent on the Board resolving to issue

shares pursuant to this resolution, to approve,

execute and do or procure to be executed and done,

all such documents, deeds and things as it may

consider relevant in connection with the issue of

such new shares including, but not limited to,

determining the time and place of issue, making all

necessary applications to the relevant authorities

and entering into an underwriting agreement [or any

other agreement], to determine the use of proceeds

and to make all necessary filings and registrations

with the relevant PRC, Hong Kong and other

authorities, and to make such amendments to the

Articles of Association as it thinks fit so as to

reflect the increase in the registered capital of the

 Company and to reflect the new share capital

structure of the Company under the intended allotment

PROPOSAL #S.18: Authorize the Board to exercise all          ISSUER            YES             FOR                  FOR

the powers of the Company to repurchase the H Shares

in issue of the Company on the Stock Exchange during

the Relevant Period [as specified the Resolution 17

above], subject to and in accordance with all

applicable laws, rules and regulations and/or

requirements of the PRC, the Stock Exchange or any

other governmental or regulatory bodies; the

aggregate nominal value of H Shares authorized to be

repurchased subject to the approve during the

Relevant Period shall not exceed 10% of the aggregate

 nominal value of the existing issued H Shares as at

the date on which this resolution is passed; the

approve shall be conditional upon: the passing of a

special resolution with the same terms as this

resolution [except for this sub-paragraph] at each of

 the H Shareholders' Class Meeting and the Domestic

Shareholders' Class Meeting to be convened separately

 for such purpose; the approvals of SAFE and/or any

other regulatory authorities [if applicable] as

required by laws, rules and regulations of the PRC

being obtained by the Company; and the Company not

being required by any of its creditors to repay or to

 provide guarantee in respect of any amount due to

any of them [or if the Company is so required by any

of its creditors, the Company having, in its absolute

 discretion, repaid or provided guarantee in respect

of such amount] pursuant to the notification

procedure under Article 28 of the Articles of

Association; subject to the approval of all relevant

PRC regulatory authorities for the repurchase of such

 H Shares being granted, to: make such amendments to

the Articles of Association as it thinks fit so as to

 reduce the registered share capital of the Company

and to reflect the new capital structure of the

Company upon the repurchase of H Shares of the

Company as contemplated in paragraph above; and file

the amended Articles of Association of the Company

with the relevant governmental authorities of the PRC

PROPOSAL #19: Approve proposals [if any] put forward         ISSUER            YES         AGAINST           AGAINST

at such meeting pursuant to the Articles of

Association and the Listing Rules by any shareholders

 of the Company individually or collectively holding

3% or more of the Company's shares carrying the right

 to vote at such meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOPHARM GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y8008N107

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board, subject to                   ISSUER            YES             FOR                  FOR

paragraphs below, to exercise all the powers of the

Company to repurchase the H Shares in issue of the

Company on the Stock Exchange during the Relevant

Period  as defined in Paragraph 17(b) of the notice

of the AGM , subject to and in accordance with all

applicable laws, rules and regulations and/ or

requirements of the PRC, the Stock Exchange or any

other governmental or regulatory bodies; (b) the

aggregate nominal value of H Shares authorized to be

repurchased subject to the approval in paragraph (a)

above during the Relevant Period shall not exceed 10%

 of the aggregate nominal value of the existing

issued H Shares as at the date on which this

resolution is passed; (c) the approval in Paragraph

(a) above shall be conditional upon: (i) the passing

of a special resolution CONTD.

PROPOSAL #CONT: CONTD. with the same terms as this            ISSUER             NO              N/A                  N/A

resolution (except for this sub-paragraph (c)(i)) at

each of the AGM and the Domestic Shareholders' Class

Meeting to be convened separately for such purpose;

(ii) the approvals of SAFE and/or any other

regulatory authorities (if applicable) as required by

 laws, rules and regulations of the PRC being

obtained by the Company; and iii) the Company not

being required by any of its creditors to repay or to

 provide guarantee in respect of any amount due to

any of them (or if the Company is so required by any

of its creditors, the Company having, in its absolute

 discretion, repaid or provided guarantee in respect

of such amount) pursuant to the notification

procedure under Article 28 of the Articles of

Association; d) subject to the approval of all

PROPOSAL #CONT: CONTD. repurchase of such H Shares            ISSUER             NO              N/A                  N/A

being granted, to: (i) make such amendments to the

Articles of Association as it thinks fit so as to

reduce the registered share capital of the Company

and to reflect the new capital structure of the

Company upon the repurchase of H Shares of the

Company as contemplated in paragraph (a) above; and

(ii) file the amended Articles of Association of the

Company with the relevant governmental authorities of

 the PRC and Hong Kong

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOTRANS LTD

  TICKER:                  N/A                 CUSIP:   Y6145J104

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Mok, Chi Ming Victor as a              ISSUER            YES             FOR                  FOR

Non-Executive Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOTRANS LTD

  TICKER:                  N/A                 CUSIP:   Y6145J104

  MEETING DATE:      9/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transactions contemplated          ISSUER            YES             FOR                  FOR

under the master services agreement entered into

between the Company and [Maersk Hong Kong Limited]

[Maersk] on 19 JUN 2009 [the Master Services

Agreement, as specified] and the annual caps for each

 of the 3 years ending 31 DEC 2009, 2010 and 2011 in

respect of the provision and receipt of services by

the Company and its subsidiaries to/ from Maersk and

its associates in accordance with the terms of the

Master Services Agreement; and authorize the

Directors of the Company to take all actions and

execute all documents which they deem necessary,

desirable or appropriate in order to implement or

give effect to the Master Services Agreement and the

transactions contemplated thereunder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOTRANS LTD

  TICKER:                  N/A                 CUSIP:   Y6145J104

  MEETING DATE:      12/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the re-appointment of                        ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers and PricewaterhouseCoopers

Zhong Tian Certified Public Accountants Limited

Company as the Company's External Auditors for 2009

PROPOSAL #2.: Authorize the Company, conditional upon        ISSUER            YES             FOR                  FOR

 the passing of the special resolution below and

subject to compliance with the laws and regulations

of the places of incorporation and listing of the

Company, to send or supply Corporate Communication by

 means of the Company's own website to a holder of

its H shares [a H Shareholder] who meets those

conditions set out in paragraph (B) below, and to

authorize any 1 of the Executive Directors of the

Company to execute all documents and/or take all acts

 and actions which he/she may deem necessary or

appropriate and in the interests of the Company to

implement or give effect to the sending or supply of

Corporate Communication to H Shareholders by means of

 the Company's own website the supply of Corporate

Communication to an H Shareholder by means of the

Company's own website is subject to the following

conditions: that H Shareholder having been asked

individually by the Company to agree that the Company

 may send or supply Corporate Communication generally

 or the Corporate Communication in question to him by

 means of the Company's own website; and the Company

has not received a response indicating that H

Shareholder's objection within a period of 28 days

beginning with the date on which the Company's

request was sent; for the purpose of this resolution,

 Corporate Communication shall mean any document

issued or to be issued by the Company for the

information or action of holders of its securities,

including but not limited to: the Directors' report

and its annual accounts together with a copy of the

Auditor's report thereon and, where applicable, its

summary financial report; the half-year report and,

where applicable, its summary half-year report; a

notice of meeting; a listing document; a circular; a

proxy form and notice of attendance

PROPOSAL #S.3: Amend Articles 183 and 184 of the                ISSUER            YES             FOR                  FOR

Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOTRANS LTD

  TICKER:                  N/A                 CUSIP:   Y6145J104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

this resolution below and compliance with all

applicable laws and regulations of the People's

Republic of China and the passing of a special

resolution by the shareholders of the Company at the

AGM and the passing of a special resolution by the

holder of domestic shares in the capital of the

Company in a class meeting [Domestic Shares Class

Meeting] to confer the authority to Directors

contemplated in this resolution, the exercise by the

Directors during the Relevant Period [as defined

below] of all the powers of the Company to purchase

its H shares in the capital of the Company; the

aggregate nominal amount of H shares in the capital

of the Company to be purchased pursuant to the

approval in this resolution above shall not exceed

10% of the aggregate nominal amount of the H shares

in the capital of the Company in issue as at the date

 of this resolution; and [Authority expires the

earlier of the conclusion of next AGM of the Company

or the expiration of the 12-month period following

the passing of this resolution]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SINOTRANS LTD

  TICKER:                  N/A                 CUSIP:   Y6145J104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER            YES             FOR                  FOR

Directors for the YE 31 DEC 2009

PROPOSAL #2.: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee for the YE 31 DEC 2009

PROPOSAL #3.: Approve the audited accounts of the              ISSUER            YES             FOR                  FOR

Company and the Auditor's report for the YE 31 DEC

PROPOSAL #4.: Approve the Profit Distribution                     ISSUER            YES             FOR                  FOR

proposals and final dividend of the Company for the

YE 31 DEC 2009

PROPOSAL #5.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to decide on matters relating to the declaration,

payment and recommendation of interim or special

dividends for the year 2010

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers as            ISSUER            YES             FOR                  FOR

international auditor of the Company and

pricewaterCoopers Zhong Tian CPAs Company Limited as

the PRC Auditor of the Company for the year 2010, and

 to authorize the Board of Directors of the Company

to fix their remuneration

PROPOSAL #s.7: Authorize the Directors compliance              ISSUER            YES             FOR                  FOR

with all applicable laws and regulators of the

people's Republic of China, during the Relevant

Period(as defined below) of all the powers of the

Company to allot, issue and deal with additional H

shares (H shares) or domestic shares(Domestic

Shares') in the capital of the Company in each case

and to make or grant offers, agreements and options

which might require the exercise of such power be and

 is hereby generally and unconditionally approved;

Authorize the Directors during the Relevant Period to

 make grant offers, agreements and options which

might require the exercise of such power after the

end of the Relevant Period;   Authorize the Directors

 the aggregate nominal amount of H Share or domestic

share capital allotted or agreed conditionally or

unconditionally to be allotted (whether pursuant to

an option or otherwise) in each case by pursuant to

the approval in Paragraph 7(a) above shall not exceed

 20 per cent. Of the aggregate nominal amount of each

 of the H Share or domestic share capital of the

Company in issue in each as at the date of this

Resolution and the said approval shall be limited

accordingly; and  [Authority expires at the earlier

of the conclusion of next AGM or the expiration of

the 12 month period following the passing of this

PROPOSAL #s.8: Authorize the Directors compliance              ISSUER            YES             FOR                  FOR

with all applicable laws and regulations of the

People's Republic of China, the passing of a Special

Resolution by the holders of H Shares in a case

meeting (H shares Class Meeting) and the passing of a

 resolution by the holders of Domestic Shares in a

class meeting (Domestic Shares Class Meeting) to

confer the authority to Directors contemplated in

this Resolution, during the Relevant Period (as

defined below) of all powers of the Company to

purchase H Shares be and is hereby generally and

unconditionally approved; Authorize the Directors to

be purchased pursuant to the approval in paragraph

8(a) above shall not exceed 10% of the aggregate

nominal amount of the Shares in capital of the

Company in Issue as at the date of this Resolution

and the said approval shall be limited accordingly;

and [Authority expires at the earlier of the

conclusion of next AGM or the expiration of the 12

month period following the passing of this reslution]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SIRIUS XM RADIO INC.

  TICKER:                  SIRI               CUSIP:   82967N108

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOAN L. AMBLE               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: LEON D. BLACK               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1C: ELECTION OF DIRECTOR: LAWRENCE F.                 ISSUER            YES         AGAINST           AGAINST

GILBERTI

PROPOSAL #1D: ELECTION OF DIRECTOR: EDDY W.                        ISSUER            YES             FOR                  FOR

HARTENSTEIN

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES P. HOLDEN           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1F: ELECTION OF DIRECTOR: MEL KARMAZIN                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES F. MOONEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JACK SHAW                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #02: TO APPROVE OUR BOARD OF DIRECTORS'                ISSUER            YES             FOR                  FOR

DECISION TO ADOPT AND IMPLEMENT A SHORT-TERM

STOCKHOLDER RIGHTS PLAN DESIGNED TO PRESERVE CERTAIN

POTENTIAL TAX BENEFITS.

PROPOSAL #03: APPROVE AN AMENDMENT TO OUR CERTIFICATE        ISSUER            YES             FOR                  FOR

 OF INCORPORATION TO (I) EFFECT A REVERSE STOCK SPLIT

 OF OUR COMMON STOCK BY A RATIO DESCRIBED IN THE

PROXY STATEMENT AT ANY TIME PRIOR TO JUNE 30, 2011,

WITH THE EXACT RATIO TO BE SET BY OUR BOARD OF

DIRECTORS, AND (II) REDUCE THE NUMBER OF AUTHORIZED

SHARES OF OUR COMMON STOCK AS DESCRIBED IN THE PROXY

PROPOSAL #04: APPROVE THE APPOINTMENT OF KPMG LLP AS         ISSUER            YES             FOR                  FOR

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SISTEMA JSFC

  TICKER:                  N/A                 CUSIP:   X0020N117

  MEETING DATE:      6/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the AGM conduct procedure                    ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2: Approve the Company's annual report,              ISSUER            YES         ABSTAIN           AGAINST

annual accounting statement, including profit and

loss account

PROPOSAL #3: Approve the rate, form and schedule of          ISSUER            YES         ABSTAIN           AGAINST

dividend payment

PROPOSAL #4: Election of Company's Auditing Commission      ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #5: Election of Company's Board of Directors        ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #6: Approve the Company's Auditor                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #7: Approve the Company's Charter in a new          ISSUER            YES         ABSTAIN           AGAINST

version

PROPOSAL #8: Approve the provision on the Company's          ISSUER            YES         ABSTAIN           AGAINST

general meeting in a new version

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y8063L103

  MEETING DATE:      9/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the spin off                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK ENERGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y8063L103

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statement and the        ISSUER            YES             FOR                  FOR

 statement of appropriation of unappropriated

retained earnings

PROPOSAL #2.: Approve the partial amendment to                   ISSUER            YES             FOR                  FOR

Articles of incorporation

PROPOSAL #3.: Election of Youngju Kim, Jaehwan Lee,          ISSUER            YES             FOR                  FOR

Hyuk Choi,Ingu Han  V as a  External

PROPOSAL #4.: Election of Jaehwan Lee, Myunghae Choi         ISSUER            YES             FOR                  FOR

Ingu Han as the Audit Committee

PROPOSAL #5.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK HOLDINGS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y8070C112

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement                       ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the partial amendment to                     ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3.1: Election of the Inside Director                  ISSUER            YES             FOR                  FOR

nominee: Youngho Park

PROPOSAL #3.2: Election of the Outside Director                 ISSUER            YES             FOR                  FOR

nominee: Sehoon Park

PROPOSAL #3.3: Election of the Outside Director                 ISSUER            YES             FOR                  FOR

nominee: Sangduk Nam

PROPOSAL #4.1: Election of the Audit Committee Member        ISSUER            YES             FOR                  FOR

 as Outside Director  nominee: Sehoon

PROPOSAL #4.2: Election of the Audit Committee Member        ISSUER            YES             FOR                  FOR

 as Outside Director  nominee: Sangduk

PROPOSAL #5: Approve the limit of remuneration for            ISSUER            YES             FOR                  FOR

the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK NETWORKS CO LTD, SUWON

  TICKER:                  N/A                 CUSIP:   Y8296C102

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the transfer of business                    ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK NETWORKS CO LTD, SUWON

  TICKER:                  N/A                 CUSIP:   Y8296C102

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Inside Director                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the remuneration for the Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SK TELECOM CO., LTD.

  TICKER:                  SKM                 CUSIP:   78440P108

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF FINANCIAL STATEMENTS FOR            ISSUER            YES             FOR                  FOR

THE 26TH FISCAL YEAR (FROM JANUARY 1, 2009 TO

DECEMBER 31, 2009), AS SET FORTH IN ITEM 1 OF THE

COMPANY'S AGENDA ENCLOSED HEREWITH.

PROPOSAL #02: AMENDMENT TO THE ARTICLES OF                          ISSUER            YES             FOR                  FOR

INCORPORATION AS SET FORTH IN ITEM 2 OF THE COMPANY'S

 AGENDA ENCLOSED HEREWITH.

PROPOSAL #03: APPROVAL OF CEILING AMOUNT OF THE                 ISSUER            YES             FOR                  FOR

REMUNERATION FOR DIRECTORS * PROPOSED CEILING AMOUNT

OF THE REMUNERATION FOR DIRECTORS IS KRW 12 BILLION.

PROPOSAL #4A: ELECTION OF MR. CHO, KI HAENG AS                   ISSUER            YES             FOR                  FOR

DIRECTOR.

PROPOSAL #4B: ELECTION OF MR. SHIM, DAL SUP AS                   ISSUER            YES             FOR                  FOR

INDEPENDENT NON-EXECUTIVE DIRECTOR.

PROPOSAL #4C: ELECTION OF MEMBERS OF THE AUDIT                   ISSUER            YES             FOR                  FOR

COMMITTEE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKANDINAVISKA ENSKILDA BANKEN, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W25381141

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Sven Unger, Member of the            ISSUER             NO              N/A                  N/A

Swedish Bar Association, as a Chairman

PROPOSAL #3: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of one or two persons to check         ISSUER             NO              N/A                  N/A

the minutes of the meeting together with the Chairman

PROPOSAL #6: Determination of whether the meeting has        ISSUER             NO              N/A                  N/A

 been duly convened

PROPOSAL #7: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report as well as the consolidated

accounts and Auditors report on the consolidated

PROPOSAL #8: The President's speech                                       ISSUER             NO              N/A                  N/A

PROPOSAL #9: Adopt the profit and loss account and            ISSUER            YES             FOR                  FOR

balance sheet as well as the consolidated profit and

loss account and consolidated balance sheet

PROPOSAL #10: Approve a dividend of SEK 1 per share          ISSUER            YES             FOR                  FOR

and Monday 17 MAY 2010 as record date for the

dividend, if the meeting decides according to the

proposal, the dividend is expected to be distributed

by Euroclear on Thursday 20 MAY 2010

PROPOSAL #11: Grant discharge from liability of the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

PROPOSAL #12: Approve the information concerning the         ISSUER            YES             FOR                  FOR

work of the Nomination Committee

PROPOSAL #13: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Directors to be elected by the meeting be set at 11

PROPOSAL #14: Approve an unchanged Directors' fee of         ISSUER            YES             FOR                  FOR

SEK 7,587,500 to be distributed as follows: SEK

2,062,500 to the Chairman of the Board of Directors,

SEK 3,525,000 to other Directors elected by the AGM

who are not employed in the Bank to be distributed

with SEK 450,000 each to the Vice Chairman and SEK

375,000 to other Directors, and SEK 2,000,000 for

committee work to be distributed as follows: Risk &

Capital Committee, Chairman SEK 510,000, other member

 SEK 325,000, Audit & Compliance Committee, Chairman

SEK 387,500, other member SEK 195,000 and

Remuneration & Human Resources Committee, Chairman

SEK 387,500, other member SEK 195,000; no fee for

Committee work is distributed to the Chairman of the

Board and employees in the Bank; Auditors' fee

payable according to approved invoice

PROPOSAL #15: Re-elect Annika Falkengren, Urban                 ISSUER            YES             FOR                  FOR

Jansson,Tuve Johannesson, Christine Novakovic, Jesper

 Oresen, Carl Wilhelm Ros, Jacob Wallenberg and

Marcus Wallenberg and election of Birgitta Kantola

and Signhild Arnegard Hansen as the Directors and

Marcus Wallenberg as the Chairman of the Board of

PROPOSAL #16: Approve the decision on a Nomination            ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #17: Approve the specified guidelines for            ISSUER            YES             FOR                  FOR

salary and other remuneration for the President and

Members of Group Executive Committee

PROPOSAL #18A: Approve the Share Savings Programme            ISSUER            YES             FOR                  FOR

2010

PROPOSAL #18B: Approve the Performance Share                       ISSUER            YES             FOR                  FOR

Programme 2010

PROPOSAL #18C: Approve the Share Matching Programme          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #19A: Approve to allow the Bank to purchase         ISSUER            YES             FOR                  FOR

shares in the Bank in its securities business on a

regular basis during the time up to and including the

 2011 AGM in accordance with Chapter 7, Section 6 of

the Securities Markets Act lagen 2007: 528 om

vardepappersmarknaden up to a number not exceeding 3%

 of the total number of shares issued at each time in

 the Bank; the price of the shares purchased shall be

 the market price prevailing at the time of

PROPOSAL #19B: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

decide on the acquisition and sale on the stock

exchange of the Bank's own Class A-shares for the

year 2010 and previous years' long term equity based

programmes up to a number of 39,100,000 shares; the

authorization may be utilized on one or more

occasions; however not longer than until the 2011

AGM; acquisition and sale of shares may only take

place at a price within the price interval at any

time recorded on the stock exchange, and this shall

refer to the internal between the highest buying

price and the lowest selling price

PROPOSAL #19C: Approve to resolve that a maximum                ISSUER            YES             FOR                  FOR

number of the acquired Class A-shares in the Bank,

corresponding to the number of performance shares and

 shares respectively under the 2010 three long term

equity based programmes, including compensation for

dividends, may be sold/transferred to the

participants under the programmes who are entitled to

 acquire/receive shares; each and every participant

has the right to acquire/receive a maximum of the

number of shares that follows from the terms and

conditions of the programmes respectively; the right

may be exercised in the periods established under the

 programmes

PROPOSAL #19D: Authorize the Board to decide on the          ISSUER            YES             FOR                  FOR

acquisition and sale of the Bank's own Class A-shares

 and/or Class C-shares, mainly on the specified

conditions

PROPOSAL #20: Amend Section 8 of the Articles of                ISSUER            YES             FOR                  FOR

Association to comply with new requirements on notice

 to general meetings of shareholders in the Swedish

Companies Act expected to come into force before the

AGM in 2011

PROPOSAL #21: Approve the appointment of Auditors of         ISSUER            YES             FOR                  FOR

foundations that have delegated their business to the

 bank

PROPOSAL #22: Closing of the AGM                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKANSKA AB

  TICKER:                  N/A                 CUSIP:   W83567110

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of the Attorney Sven Unger as         ISSUER            YES             FOR                  FOR

the Chairman of the meeting

PROPOSAL #3.: Approve the list of shareholders                   ISSUER            YES             FOR                  FOR

entitled to vote at the meeting

PROPOSAL #4.: Approve the agenda                                            ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Election of two persons to check the            ISSUER            YES             FOR                  FOR

minutes together with the Chairman

PROPOSAL #6.: Approve to determine whether the                   ISSUER            YES             FOR                  FOR

meeting has been duly convened

PROPOSAL #7.: Approve the address by the Chairman and        ISSUER            YES             FOR                  FOR

 by the President

PROPOSAL #8.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the Auditors report for 2009 and the consolidated

accounts and the Auditors report for the consolidated

 accounts for 2009

PROPOSAL #9.: Adopt the income statement and balance         ISSUER            YES             FOR                  FOR

sheet, and the consolidated income statement and the

consolidated balance sheet

PROPOSAL #10.: Approve a dividend of SEK 6.25 per              ISSUER            YES             FOR                  FOR

share for FY 2009, of which SEK 1.00 per share is an

extra dividend, 16 APR 2010 is proposed as the Record

 Date for payment of the dividend, if the Meeting

votes in favor of this motion, it is expected that

Euroclear Sweden AB will make dividend pay

PROPOSAL #11.: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board and the President from liability for the FY

PROPOSAL #12.: Approve to determine the number of              ISSUER            YES             FOR                  FOR

Board Members at 9 and no deputies

PROPOSAL #13.: Approve a fee of SEK 1,350,000 be paid        ISSUER            YES             FOR                  FOR

 to the Chairman of the Board of Directors and SEK

450,000 to each of the other Board Members elected by

 the Meeting, with the exception of the President; a

special appropriation of SEK 150,000 is proposed for

each of the members on the Project Committee, SEK

100,000 to each of the members on the Audit Committee

 and SEK 125,000 to its Chairman, and SEK 75,000 to

each of the members on the Remuneration Committee;

the proposed compensation for committee work applies

to Board members elected by the Meeting, with the

exception of the President; the proposed fees and

compensation for committee work is unchanged from the

 preceding year; it is proposed that the fee to the

Auditor be paid in the amount shown on approved

invoices

PROPOSAL #14.: Re-election of Finn Johnsson, Johan            ISSUER            YES             FOR                  FOR

Karlstrom, Stuart Graham, Sverker Martin-Lof, Sir

Adrian Montague, Lars Pettersson, Matti Sundberg as

the Board Members and election of Josephine Rydberg-

Dumont and Charlotte Stromberg as the new Board

Members; Bengt Kjell has declined re-election;

election of attorney Sven Unger as the Board Chairman

PROPOSAL #15.: Approve that a mandate be given to the        ISSUER            YES             FOR                  FOR

 Chairman of the Board to contact the four to five

largest shareholders in terms of voting rights, each

of which will appoint a representative to comprise,

together with the Board Chairman, the Nomination

Committee for the period until a new Nomination the

Nomination Committee shall appoint a Chairman from

the largest shareholder refer to Euroclear Sweden

AB's registered and ownership grouped list of

shareholders as of 31 AUG 2010, if due to ownership

changes occurring after that date, it is deemed

necessary, the nomination committee is entitled to

offer one or two additional shareholders a position

on the nomination committee the Nomination Committee

shall appoint a Chairman from the largest shareholder

 in terms of voting rights, if a member of the

Nomination Committee leaves the committee before its

work is completed, a substitute shall be appointed,

if this is deemed necessary, by the CONTD.

PROPOSAL #16.: Approve the principles for salaries            ISSUER            YES             FOR                  FOR

and other remuneration to Senior Executives mainly

means that the combined remuneration shall be market-

related and competitive and that outstanding

performance shall be reflected in the total

remuneration, benefits shall comprise fixed salary,

variable remuneration, if any, other customary

benefits and pension; the variable remuneration shall

 be payable in either cash and/or shares and it shall

 be capped and related to the fixed salary,

distribution of shares shall have a vesting period of

 three years and be part of a long-term incentive

program; the variable remuneration must be based on

results in the relation to established targets and

designed to increase the community of interest

between the executive and the shareholders of the

company Pension benefits should be either defined-

benefit or defined-contribution schemes, or a

combination thereof, and normally provide right to

receive pension at 65 years of age, or, in individual

 cases at the earliest at 60 years of age, in

principle, variable remuneration shall not be

pensionable; the Board of Directors may under special

 circumstances deviate from these principles in

PROPOSAL #17.: Authorizes the Board to decide on                ISSUER            YES             FOR                  FOR

acquisitions of own Series B shares on the following

terms: acquisitions may only be made on the NASDAQ

OMX Stockholm at a price within the applicable range

of prices at any given time, meaning the interval

between the highest purchase price and lowest selling

 price; the authorization may be used on one or more

occasion, however, not longer than until the 2011

annual shareholder's meeting; a maximum of 4,500,000

series B shares in Skanska may be acquired for

securing delivery of shares to participants in SEOP

PROPOSAL #18.A: Approve the implementation of an                ISSUER            YES         AGAINST           AGAINST

Employee Ownership Program, as specified

PROPOSAL #18.B: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

resolve on acquisitions of Series B shares in Skanska

 on a regulated market and the transfer of acquired

own Series B shares to the participants in the

Program, as specified

PROPOSAL #18.C: Approve the Equity Swap Agreement              ISSUER            YES         AGAINST           AGAINST

with Third Party, as specified

PROPOSAL #19.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKC CO LTD, SUWON

  TICKER:                  N/A                 CUSIP:   Y8065Z100

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the partial amendment to                   ISSUER            YES             FOR                  FOR

Articles of Incorporation  number four Articles of

Incorporation

PROPOSAL #3.: Election of Sangsoo Park and Shin Heo          ISSUER            YES             FOR                  FOR

as the Directors, who will be the Members of Audit

Committee

PROPOSAL #4.: Approval the limit of remuneration for         ISSUER            YES             FOR                  FOR

Directors  requested amount for approval: 6.5 billion

 won

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKF AB

  TICKER:                  N/A                 CUSIP:   W84237143

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Leif Ostling as a Chairman          ISSUER             NO              N/A                  N/A

for the meeting

PROPOSAL #3: Drawing up and approval of the voting            ISSUER             NO              N/A                  N/A

list

PROPOSAL #4: Approval of agenda                                              ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of persons to verify the minutes      ISSUER             NO              N/A                  N/A

PROPOSAL #6: Consideration of whether the meeting has        ISSUER             NO              N/A                  N/A

 been duly convened

PROPOSAL #7: Presentation of annual report and audit         ISSUER             NO              N/A                  N/A

report as well as consolidated accounts and audit

report for the Group

PROPOSAL #8: Address by the President                                    ISSUER             NO              N/A                  N/A

PROPOSAL #9: Adopt the income statement and balance          ISSUER            YES             FOR                  FOR

sheet and consolidated income statement and

consolidated balance sheet

PROPOSAL #10: Approve the distribution of profits; a         ISSUER            YES             FOR                  FOR

dividend for the FY 2009 of SEK 3.50 per share; it is

 proposed that shareholders with holdings recorded on

 Tuesday, 04 MAY 2010 be entitled to receive the

proposed dividend; subject to resolution by the AGM

in accordance with this proposal, it is expected that

 Euroclear will distribute the dividend on Friday 07

MAY 2010

PROPOSAL #11: Grant discharge to the Board Members            ISSUER            YES             FOR                  FOR

and the President from liability

PROPOSAL #12: Approve the determination of number of         ISSUER            YES             FOR                  FOR

Board Members at ten and no Deputy Members

PROPOSAL #13: Approve the determination of fee for            ISSUER            YES             FOR                  FOR

the Board of Directors; that the Board of Directors

for the period up to the end of the next AGM, receive

 a fee according to the following: a) a firm

allotment of SEK 3,500,000 to be distributed with SEK

 900,000 to the Chairman of the Board of Directors

and with SEK 325,000 to each of the other Board

Members elected by the AGM and not employed by the

Company; b) a variable allotment corresponding to the

 value, calculated as below, of 3,200 Company shares

of Series B to be received by the Chairman CONTD..

PROPOSAL #14: Re-elect Leif ostling, Ulla Litzen, Tom        ISSUER            YES             FOR                  FOR

 Johnstone, Winnie Kin Wah Fok, Hans-Olov Olsson,

Lena Treschow Torell, Peter Grafoner, Lars Wedenborn

and Joe Loughrey as the Board Members and election of

 Jouko Karvine as a Board Member and election of

Deputy Board Members including Leif Ostling as the

Chairman of the Board of Directors

PROPOSAL #15: Approve the determination of fee for            ISSUER            YES             FOR                  FOR

the Auditors; that the Auditor is paid for work

performed according to approved invoice

PROPOSAL #16: Approve the principles for remuneration        ISSUER            YES             FOR                  FOR

 of Group Management as specified

PROPOSAL #17: Approve the introduction of SKF's                 ISSUER            YES         AGAINST           AGAINST

Performance Share Programme 2010 as specified

PROPOSAL #18: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

decide upon the repurchase of the Company's own

shares for the period until the next AGM; the

authorization is proposed to embrace shares of Series

 A as well as Series B; the shares may be repurchased

 by operations on the NASDAQ OMX Stockholm AB;

repurchase may be decided so that the Company's

holding of own shares, at any given time, amount to a

 maximum of 5% of all shares issued by the Company; a

 repurchase on the NASDAQ OMX Stockholm AB may only

be made within the band of prices applying on the

exchange; this band of prices pertains to the range

between the highest purchase price and the lowest

PROPOSAL #19: Approve that the Company shall have a          ISSUER            YES             FOR                  FOR

Nomination Committee formed by one representative of

each one of the four major shareholders with regard

to the number of votes held as well as the Chairman

of the Board of Directors; when constituting the

Nomination Committee, the shareholdings on the last

banking day in AUG 2010 will determine which

shareholders are the largest with regard to the

number of votes held; the names of the four

shareholder representatives will be published as soon

 as they have been elected, however not later than

six months before the AGM in 2011; the Nomination

Committee shall remain in office until a new

Nomination Committee has been appointed; as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKY CITY ENTERTAINMENT GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q8513Z115

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Rod McGeoch as a Director,        ISSUER            YES             FOR                  FOR

 who retires from office at the annual meeting

PROPOSAL #2.: Elect Mr. Brent Harman as a Director,          ISSUER            YES             FOR                  FOR

who retires from office at the annual meeting

PROPOSAL #3.: Elect Mr. Chris Moller as a Director,          ISSUER            YES             FOR                  FOR

who retires from office at the Annual meeting

PROPOSAL #S.4: Adopt the Constitution tabled at the          ISSUER            YES         AGAINST           AGAINST

annual meeting and signed by the Company Secretary

for the purposes of identification as the

Constitution of the Company in substitution for the

current Constitution

PROPOSAL #5.: Approve the participation of, and                 ISSUER            YES             FOR                  FOR

acquisition of shares, by Mr. Nigel Barclay Morrison,

 Chief Executive Officer and Director, in the

Company's Chief Executive Officer Long Term Incentive

 Plan on the specified terms including the provision

of financial assistance to Mr. Morrison by a

subsidiary of the Company by way of an interest free

PROPOSAL #6.: Authorize the Directors to fix the fees        ISSUER            YES             FOR                  FOR

 and expenses of the Auditor of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKY NETWORK TELEVISION LTD

  TICKER:                  N/A                 CUSIP:   Q8514Q130

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-appoint PricewaterhouseCoopers as            ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the

Directors to fix the Auditors' remuneration

PROPOSAL #2.: Re-elect Peter Macourt as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #3.: Re-elect John Hart ONZM as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #4.: Re-elect John Waller as a Director, who        ISSUER            YES             FOR                  FOR

 retires in accordance with NZX Listing Rule 3.3.6

and ASX Listing Rule 14.4

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SKY PERFECT JSAT HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J75606103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SLM CORPORATION

  TICKER:                  SLM                 CUSIP:   78442P106

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ANN TORRE BATES           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM M.                   ISSUER            YES             FOR                  FOR

DIEFENDERFER, III

PROPOSAL #1C: ELECTION OF DIRECTOR: DIANE SUITT                 ISSUER            YES             FOR                  FOR

GILLELAND

PROPOSAL #1D: ELECTION OF DIRECTOR: EARL A. GOODE               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RONALD F. HUNT             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ALBERT L. LORD             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL E. MARTIN        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: BARRY A. MUNITZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: HOWARD H. NEWMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: A. ALEXANDER                ISSUER            YES             FOR                  FOR

PORTER, JR.

PROPOSAL #1K: ELECTION OF DIRECTOR: FRANK C. PULEO             ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: WOLFGANG                       ISSUER            YES             FOR                  FOR

SCHOELLKOPF

PROPOSAL #1M: ELECTION OF DIRECTOR: STEVEN L. SHAPIRO        ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: J. TERRY STRANGE         ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: ANTHONY P.                   ISSUER            YES             FOR                  FOR

TERRACCIANO

PROPOSAL #1P: ELECTION OF DIRECTOR: BARRY L. WILLIAMS        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AN AMENDMENT TO EQUITY                ISSUER            YES             FOR                  FOR

PLANS FOR AN OPTION EXCHANGE PROGRAM.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SM INVTS CORP

  TICKER:                  N/A                 CUSIP:   Y80676102

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Henry Sy, Sr. as a                     ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #1.2: Election of Teresita T. Sy as a                   ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #1.3: Election of Henry Sy, Jr. as a                     ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #1.4: Election of Harley T. Sy as a Director        ISSUER            YES             FOR                  FOR

 for 2010 to 2011

PROPOSAL #1.5: Election of Jose T. Sio as a Director         ISSUER            YES             FOR                  FOR

for 2010 to 2011

PROPOSAL #1.6: Election of Gregory L. Domingo as a            ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #1.7: Election of Vicente S. Perez, Jr. as a        ISSUER            YES             FOR                  FOR

 Independent Director for 2010 to 2011

PROPOSAL #1.8: Election of Ah Doo Lim as a                          ISSUER            YES             FOR                  FOR

Independent Director for 2010 to 2011

PROPOSAL #2.: Approve the minutes of the previous              ISSUER            YES             FOR                  FOR

annual stockholders' meeting

PROPOSAL #3.: Approve the annual report                                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Ratify the acts of the Board of                     ISSUER            YES             FOR                  FOR

Directors and the management from the date of the

last annual stockholders' meeting up to the date of

this meeting

PROPOSAL #5.: Election of Sycip Gorres Velayo and              ISSUER            YES             FOR                  FOR

Company as the Independent Auditors

PROPOSAL #6.: Any other business                                            ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SM PRIME HOLDINGS INC, MANILA

  TICKER:                  N/A                 CUSIP:   Y8076N112

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to order                                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the certification of notice and         ISSUER            YES             FOR                  FOR

quorum

PROPOSAL #3: Approval of minutes of annual meeting of        ISSUER            YES             FOR                  FOR

 stockholders held on 28 APR 2009

PROPOSAL #4: Approve the annual report                                  ISSUER            YES             FOR                  FOR

PROPOSAL #5: Ratify the acts of the Board of                      ISSUER            YES             FOR                  FOR

Directors and the Management from the date of the

last annual stockholder's meeting up to the date of

this meeting

PROPOSAL #6.1: Election of Henry Sy, Sr. as a                     ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #6.2: Election of Jose L. Cuisia, Jr. as a          ISSUER            YES             FOR                  FOR

Independent Director for 2010 to 2011

PROPOSAL #6.3: Election of Gregorio U. Kilayko as a          ISSUER            YES             FOR                  FOR

Independent Director for 2010 to 2011

PROPOSAL #6.4: Election of Henry T. Sy, Jr. as a                ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #6.5: Election of Hans T. Sy as a Director          ISSUER            YES             FOR                  FOR

for 2010 to 2011

PROPOSAL #6.6: Election of Herbert T. Sy as a                     ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #6.7: Election of Senen T. Mendiola as a              ISSUER            YES             FOR                  FOR

Director for 2010 to 2011

PROPOSAL #7: Appointment of External Auditors                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Other matters                                                       ISSUER             NO              N/A                  N/A

PROPOSAL #9: adjournment                                                          ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMC CORPORATION

  TICKER:                  N/A                 CUSIP:   J75734103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMITH & NEPHEW GROUP P L C

  TICKER:                  N/A                 CUSIP:   G82343164

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the report and accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve to confirm the interim dividends        ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-elect Mr. Adrian Hennah                                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Mr. Ian E Barlow                                  ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Prof. Genevieve B. Berger                  ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. Richard De Schutter                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Dr. Rolf W. H. Stomberg                      ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appoint the Auditors                                     ISSUER            YES             FOR                  FOR

PROPOSAL #10: Authorize the Directors to determine            ISSUER            YES             FOR                  FOR

the remuneration of the Auditors

PROPOSAL #11: Approve to renew the Directors                       ISSUER            YES             FOR                  FOR

authority to allot shares

PROPOSAL #S.12: Approve the Smith and Nephew Global          ISSUER            YES             FOR                  FOR

Share Plan 2010

PROPOSAL #S.13: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority for the dissaplication of pre emption rights

PROPOSAL #S.15: Approve to renew the directors                   ISSUER            YES             FOR                  FOR

limited authority to make market purchases of the

Company's own shares

PROPOSAL #S.16: Grant authority to the general                   ISSUER            YES             FOR                  FOR

meetings to be held on 14 days notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMITHFIELD FOODS, INC.

  TICKER:                  SFD                 CUSIP:   832248108

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOSEPH W. LUTER, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WENDELL H. MURPHY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. LARRY POPE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL S. TRIBLE, JR.                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES         AGAINST           AGAINST

 COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM

200,000,000 TO 500,000,000.

PROPOSAL #03: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 SMITHFIELD FOODS, INC. 2008 INCENTIVE COMPENSATION

PLAN, WHICH, AMONG OTHER THINGS, INCREASES THE NUMBER

 OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY

EIGHT MILLION.

PROPOSAL #04: PROPOSAL TO RATIFY THE SELECTION OF              ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

AUDITORS FOR THE FISCAL YEAR ENDING MAY 2, 2010.

PROPOSAL #05: SHAREHOLDER PROPOSAL REQUESTING A             SHAREHOLDER        YES         ABSTAIN           AGAINST

TIMELINE FOR TRANSITIONING TO GROUP PENS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMITHS GROUP PLC

  TICKER:                  N/A                 CUSIP:   G82401111

  MEETING DATE:      11/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the report and accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Sir Kevin Tebbit as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Elect Ms. A. C. Quinn as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditor

PROPOSAL #7.: Approve the Auditors remuneration                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Grant authority to issue shares                     ISSUER            YES             FOR                  FOR

pursuant to Section 551 of Companies Act 2006

PROPOSAL #S.9: Grant authority to disapply pre                   ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #S.10: Grant authority to make market                   ISSUER            YES             FOR                  FOR

purchases of shares

PROPOSAL #S.11: Approve the changes to Articles of            ISSUER            YES             FOR                  FOR

Association and adopt the new Articles of Association

PROPOSAL #S.12: Grant authority to call general                 ISSUER            YES             FOR                  FOR

meetings other than annual general meetings on not

less than 14 clear days notice

PROPOSAL #13.: Grant authority to make political                ISSUER            YES             FOR                  FOR

donations and expenditure

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SMRT CORPORATION LTD, SINGAPORE

  TICKER:                  N/A                 CUSIP:   Y8077D105

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Directors' report        ISSUER            YES             FOR                  FOR

 and audited financial statements for the FYE 31 MAR

2009 together with the Auditors' report thereon

PROPOSAL #2.: Declare a final [tax exempt one-tier]          ISSUER            YES             FOR                  FOR

dividend of 6.00 cents per share for the FYE 31 MAR

2009

PROPOSAL #3.: Approve the sum of SGD 527,809 as                 ISSUER            YES             FOR                  FOR

Directors' fees for the FYE 31 MAR 2009 [FY 2008: SGD

 515,530]

PROPOSAL #4.A.1: Re-elect Ms. Saw Phaik Hwa as a                ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 94

of the Company's Articles of Association

PROPOSAL #4.A.2: Re-elect Mr. Ong Ye Kung as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 94

of the Company's Articles of Association

PROPOSAL #4.A.3: Re-elect Mr. Bob Tan Beng Hai as a          ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 94

of the Company's Articles of Association

PROPOSAL #4.B: Acknowledge the retirement of Mr. Choo        ISSUER            YES             FOR                  FOR

 Chiau Beng who retires in accordance with Article 94

 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Dr. Ho Kim Wai as a Director,         ISSUER            YES             FOR                  FOR

who retires in accordance with Article 100 of the

Company's Articles of Association

PROPOSAL #6.: Re-appoint Messrs KPMG LLP as the                 ISSUER            YES             FOR                  FOR

Auditors of the Company and authorize the Directors

to fix their remuneration

PROPOSAL #7.1: Authorize the Directors to allot and          ISSUER            YES             FOR                  FOR

issue shares in the Company [shares] whether by way

of rights, bonus or otherwise; and/or make or grant

offers, agreements or options [collectively,

'Instruments'] that might or would require shares to

be issued, including but not limited to the creation

and issue of [as well as adjustments to] warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

deem fit; and [notwithstanding the authority

conferred by this Resolution may have ceased to be in

 force] issue shares in pursuance of any Instrument

made or granted by the Directors while this

Resolution was in force, provided that: the aggregate

 number of shares to be issued pursuant to this

Resolution [including shares to be issued in

pursuance of Instruments made or granted pursuant to

this Resolution] does not exceed 50% of the total

number of issued shares, excluding treasury shares,

[as calculated in accordance as specified in this

Resolution] but subject to this Resolution, of which

the aggregate number of shares to be issued other

than on a pro rata basis to shareholders of the

Company [including shares to be issued in pursuance

of Instruments made or granted pursuant to this

Resolution] does not exceed 10% of the total number

of issued shares excluding treasury shares of the

Company [as calculated in accordance as specified in

this Resolution]; [subject to such manner of

calculation as may be prescribed by the Singapore

Exchange Securities Trading Limited (SGX-ST)] for the

 purpose of determining the aggregate number of

shares that may be issued under this resolution above

 and below, the percentage of issued shares shall be

based on the Company's total number of issued shares,

 excluding treasury shares, at the time this

Resolution is passed, after adjusting for: new shares

 arising from the conversion or exercise of any

convertible securities or share options or vesting of

 share awards which are outstanding or subsisting at

the time this Resolution is passed; and any

subsequent bonus issue, consolidation or subdivision

of shares; the 50% limit in sub-paragraph (1) above

may be increased to 100% if the Company undertakes

pro-rata renounceable rights issues; in exercising

the authority conferred by this Resolution, the

Company shall comply with the provisions of the

Listing Manual of the SGX-ST for the time being in

force [unless such compliance has been waived by the

SGX-ST] and the Articles of Association for the time

being of the Company; and [Authority at the

conclusion of the next AGM of the Company or the date

PROPOSAL #7.2: Authorize the Directors to: grant                ISSUER            YES         AGAINST           AGAINST

awards in accordance with the provisions of the SMRT

Corporation Restricted Share Plan [SMRT RSP] and/or

the SMRT Corporation Performance Share Plan [SMRT

PSP] [the SMRT RSP and SMRT PSP, together the 'Share

Plans']; and allot and issue from time to time such

number of ordinary shares in the capital of the

Company as may be required to be issued pursuant to

the exercise of the options under the SMRT

Corporation Employee Share Option Plan [SMRT ESOP]

and/or such number of fully paid ordinary shares as

may be required to be issued pursuant to the vesting

of awards under the SMRT RSP and/or SMRT PSP,

provided always that: the aggregate number of

ordinary shares to be issued pursuant to the Share

Plans and the SMRT ESOP shall not exceed 15% of the

total number of issued shares [excluding treasury

shares] of the Company from time to time; and the

aggregate number of ordinary shares to be issued

pursuant to the Share Plans and the SMRT ESOP during

the period commencing from the date of the 10th AGM

of the Company and ending on the date of the next AGM

 of the Company or the date by which the next AGM of

the Company is required by law to be held, whichever

is the earlier, shall not exceed 2% of the total

number of issued shares [excluding treasury shares]

of the Company from time to time

PROPOSAL #8.: Authorize the Company, its subsidiaries        ISSUER            YES             FOR                  FOR

 and associated companies, for the purpose of Chapter

 9 of the Listing Manual of the Singapore Exchange

Securities Trading Limited [SGX-ST] [Chapter 9], that

 are entities at risk [as that term is used in

Chapter 9], or any of them, to enter into any of the

transactions falling within the types of interested

person transactions, particulars of which are as

specified, provided that such transactions are made

on normal commercial terms and in accordance with the

 review procedures for such interested person

transactions; [Authority expires at the conclusion of

 the next AGM of the Company]; and authorize the

Directors of the Company to complete and do all such

acts and things [including executing all such

documents as may be required] as they may consider

expedient or necessary or in the interests of the

Company to give effect to the general mandate and/or

this Resolution

PROPOSAL #9.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore [Companies

Act], to purchase or otherwise acquire issued

ordinary shares in the capital of the Company

[Shares] not exceeding in aggregate the Prescribed

Limit, at such price or prices as may be determined

by the Directors of the Company from time to time up

to the Maximum Price, whether by way of: on-market

purchases [each an 'On-Market Purchase'] on the

Singapore Exchange Securities Trading Limited [SGX-

ST]; and/or off-market purchases [each an 'Off-Market

 Purchase'] effected otherwise than on the SGX-ST in

accordance with any equal access scheme(s) as may be

determined or formulated by the Directors of the

Company as they may, in their absolute discretion,

deem fit, which schemes shall satisfy all the

conditions prescribed by the Companies Act, and

otherwise in accordance with all other laws,

regulations and rules of the SGX-ST as may for the

time being be applicable and approved generally and

unconditionally [Share Purchase Mandate]; [Authority

expires at the date on which the next AGM of the

Company is held or the date by which the next AGM of

the Company is required by law to be held; (c) in

this Resolution: 'Prescribed Limit' means the number

of issued Shares representing 10% of the total number

 of issued Shares as at the date of the passing of

this Resolution [excluding any Shares which are held

as treasury shares as at that date]; 'Maximum Price'

in relation to a Share to be purchased or acquired,

means an amount [excluding brokerage, commission,

applicable goods and services tax, stamp duties,

clearance fees and other related expenses] not

exceeding: (i) in the case of an On-Market Purchase,

105% of the Average Closing Price of the Shares; and

(ii) in the case of an Off-Market Purchase, 120% of

the Average Closing Price of the Shares, where:

'Average Closing Price' means the average of the

closing market prices of a Share over the last 5

market days on which transactions in the Shares on

the SGX-ST were recorded immediately preceding the

date of the On-Market Purchase by the Company or, as

the case may be, the date of the making of the offer

for an Off-Market Purchase, and in the case of an On-

Market Purchase, deemed to be adjusted in accordance

with the listing rules of the SGX-ST for any

corporate actions occurring after the relevant 5-day

period; and 'date of the making of the offer' means

the date on which the Company announces its intention

 to make an offer for the Off-Market Purchase of

Shares from shareholders, stating the purchase price

[which shall not be more than the Maximum Price for

an Off-Market Purchase calculated on the foregoing

basis] for each Share and the relevant terms of the

equal access scheme for effecting the Off-Market

Purchase; and (d) authorize the Directors of the

Company to complete and do all such acts and things

[including executing such documents as may be

PROPOSAL #10.: Transact any other business                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SNAM RETE GAS SPA, SAN DONATO MILANESE (MI)

  TICKER:                  N/A                 CUSIP:   T8578L107

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statement at 31         ISSUER             NO              N/A                  N/A

DEC 2009, consolidated financial  statement at 31 DEC

 2009, Board of Directors and Auditors, Independent

Auditors report

PROPOSAL #O.2: Approve the attribution of profit and         ISSUER             NO              N/A                  N/A

distribution of dividend

PROPOSAL #O.3: Approve the determination of number of        ISSUER             NO              N/A                  N/A

 Directors

PROPOSAL #O.4: Approve the determination of term of          ISSUER             NO              N/A                  N/A

an office of Directors

PROPOSAL #O.5.1: Approve the slate submitted by ENI          ISSUER             NO              N/A                  N/A

S.A regarding election of Messrs. Sardo Salvatore,

Malacarne Carlo, Croff Davide, Santini Renato,

Mantovani Massimo, Bernini Alessandro and permanent

Auditors   Mr. Mazzei Roberto and Mr. Schiavone Panni

 Francesco and Alternate Auditor Mr. Gamba Giulio

PROPOSAL #O.5.2: Approve the slate submitted by                 ISSUER             NO              N/A                  N/A

shareholders representing 2.13% of Company stock

capital: election of Messers. Lonzar Roberto, Oliveri

 Elisabetta, Stella Richter Mario and permanent

Auditors   Mr. Gatto Massimo and External Auditor Mr.

 Rinaldi Luigi

PROPOSAL #O.6: Appointment of the Chairman of the              ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #O.7: Approve the determination of emolument        ISSUER             NO              N/A                  N/A

 of Directors

PROPOSAL #O.8: Appointment of the Auditors                           ISSUER             NO              N/A                  N/A

PROPOSAL #O.9: Appointment of the Chairman of the              ISSUER             NO              N/A                  N/A

Board of Auditors

PROPOSAL #O.10: Approve to determine the remuneration        ISSUER             NO              N/A                  N/A

 of the Chairman of the Board of Auditors and regular

 Auditors

PROPOSAL #O.11: Approve the proposals for revocation         ISSUER             NO              N/A                  N/A

of task of auditing of PricewaterhouseCoopers and

assignment of task of auditing

PROPOSAL #E.1: Amend the Articles 1, 2, 3, 4, 5, 6,          ISSUER             NO              N/A                  N/A

8, 10, 11, 12, 16, 17, 18, 19, 22 and 23, abrogation

of Article 7

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SNC LAVALIN GROUP INC

  TICKER:                  N/A                 CUSIP:   78460T105

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of I.A. Bourne as a Director         ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.2: Election of P. Duhaime as a Director          ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.3: Election of D. Goldman as a Director          ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.4: Election of P.A. Hammick as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.5: Election of P.H. Lessard as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.6: Election of E.A. Marcoux as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.7: Election of L.R. Marsden as a Director        ISSUER            YES             FOR                  FOR

 for the ensuing year

PROPOSAL #1.8: Election of C. Mongeau as a Director          ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.9: Election of G. Morgan as a Director            ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.10: Election of H.D. Segal as a Director         ISSUER            YES             FOR                  FOR

for the ensuing year

PROPOSAL #1.11: Election of L.N. Stevenson as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Appointment of Deloitte & Touche LLP as         ISSUER            YES             FOR                  FOR

the Auditors for the ensuing year

PROPOSAL #3: Adopt a non-binding advisory vote on              ISSUER            YES             FOR                  FOR

executive compensation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIEDAD MINERA CERRO VERDE SAA, LIMA

  TICKER:                  N/A                 CUSIP:   P87175108

  MEETING DATE:      9/14/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Modification of the Corporate Bylaws by        ISSUER             NO              N/A                  N/A

 change of the share capital variation, net worth

and/or share investment account; and grant powers to

formalize agreements

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIEDAD MINERA CERRO VERDE SAA, LIMA

  TICKER:                  N/A                 CUSIP:   P87175108

  MEETING DATE:      12/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Approve the capitalization of the                 ISSUER             NO              N/A                  N/A

undistributed profits allocated by the Company to the

 investment program approved by the ministry of

energy and mines for the expansion of sulfides

developed within the Cerro Verde production unit

PROPOSAL #B.: Approve the share capital increase as a        ISSUER             NO              N/A                  N/A

 consequence of the mentioned capitalization of

undistributed profits, including the determination of

 the mechanism for its implementation, schedule,

exact amount and procedure for the capital increase

PROPOSAL #C.: Amend Article 6 of the Bylaws                         ISSUER             NO              N/A                  N/A

PROPOSAL #D.: Approve the delegation of authority to         ISSUER             NO              N/A                  N/A

the Board of Directors

PROPOSAL #E.: Grant authority for the formalization          ISSUER             NO              N/A                  N/A

of resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIEDAD MINERA CERRO VERDE SAA, LIMA

  TICKER:                  N/A                 CUSIP:   P87175108

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election or removal of Members of the            ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #2: Approve the Corporate Management                     ISSUER             NO              N/A                  N/A

financial statements and annual report

PROPOSAL #3: Approve to delegate to the Board of                ISSUER             NO              N/A                  N/A

Directors the designation of the External Auditors

PROPOSAL #4: Approve the distribution or allocation          ISSUER             NO              N/A                  N/A

of the profits

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIEDAD QUIMICA Y MINERA DE CHILE S.A.

  TICKER:                  SQM                 CUSIP:   833635105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #E1: MODIFY TRADE NAME, ADDRESS, CORPORATE          ISSUER            YES             FOR               AGAINST

PURPOSE, REFLECT EQUITY SUBSCRIBED AND PAID SHARES

THAT MAKE UP SAID EQUITY, MAKE CORRECTIONS TO

PUNCTUATION, TRANSCRIPTION OR WORDING IN ALL OF THE

ARTICLES OF THE BY-LAWS, ADAPT BY-LAWS TO NORMS OF

LAWS N 18,046 AND N 20,382, EXCLUDE REPEALED NORMS OF

 DECREE LAW N 3,500, OMIT REFERENCES TO THE STATE,

STATEOWNED COMPANIES.

PROPOSAL #E2: MODIFY ALL OF THE ARTICLES OF THE BY-           ISSUER            YES             FOR               AGAINST

LAWS TO REFLECT THE AGREEMENTS ADOPTED WITH THE

PURPOSES PREVIOUSLY INDICATED.

PROPOSAL #E3: ADOPT ALL OTHER AGREEMENTS NECESSARY TO        ISSUER            YES             FOR               AGAINST

 EXECUTE THE RESOLUTIONS THAT THE SHAREHOLDERS'

MEETING ADOPT IN RELATION TO THE ABOVE.

PROPOSAL #O1: BALANCE SHEET, AUDITED FINANCIAL                   ISSUER            YES             FOR               AGAINST

STATEMENTS, ANNUAL REPORT, REPORT OF ACCOUNTING

INSPECTORS AND REPORT OF EXTERNAL AUDITORS.

PROPOSAL #O2: APPOINTMENT OF THE EXTERNAL AUDITOR              ISSUER            YES             FOR               AGAINST

COMPANY - EXTERNAL AUDITORS - AND ACCOUNTING

INSPECTORS OF COMPANY FOR 2010 BUSINESS YEAR.

PROPOSAL #O3: OPERATIONS REFERRED TO IN ARTICLE 44 -         ISSUER            YES             FOR               AGAINST

IN FORCE DURING 2009 - OF LAW N 18,046 (LAW OF

CORPORATIONS OF CHILE).

PROPOSAL #O4: INVESTMENT AND FINANCING POLICIES.                ISSUER            YES             FOR               AGAINST

PROPOSAL #O5: NET INCOME FOR THE YEAR 2009, FINAL              ISSUER            YES             FOR               AGAINST

DIVIDEND DISTRIBUTION AND POLICY ON FUTURE DIVIDENDS.

PROPOSAL #O6: EXPENSES OF THE BOARD OF DIRECTORS                ISSUER            YES             FOR               AGAINST

DURING THE 2009 BUSINESS YEAR.

PROPOSAL #O7: COMPENSATION FOR THE MEMBERS OF THE              ISSUER            YES             FOR               AGAINST

BOARD.

PROPOSAL #O8: ISSUES RELATED TO THE AUDIT AND                     ISSUER            YES         AGAINST           AGAINST

DIRECTORS' COMMITTEES.

PROPOSAL #O9: OTHER MATTERS THAT MAY CORRESPOND IN            ISSUER            YES         AGAINST           AGAINST

ACCORDANCE WITH THE LAW.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIEDAD QUIMICA Y MINERA DE CHILE SA SOQUIMICH

  TICKER:                  N/A                 CUSIP:   P8716X108

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the balance sheet, financial              ISSUER            YES             FOR                  FOR

statements, annual report, report from the accounts

inspectors and opinion of the outside auditors of SQM

 for the FYE on 31 DEC 2009

PROPOSAL #2: Approve the designation of an outside            ISSUER            YES             FOR                  FOR

auditing firm, outside Auditors, and of accounts

inspectors for the 2010 FY

PROPOSAL #3: Amend the Article 44, in effect during          ISSUER            YES             FOR                  FOR

2009, of law number 18,046

PROPOSAL #4: Approve the investment and financing              ISSUER            YES             FOR                  FOR

policies

PROPOSAL #5: Approve the profit from the 2009 FY,              ISSUER            YES             FOR                  FOR

distribution of a definitive dividend and future

dividend policy

PROPOSAL #6: Approve the expenses of the Board of              ISSUER            YES             FOR                  FOR

Directors during 2009

PROPOSAL #7: Approve the remuneration of members of          ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #8: Approve the executive and audit                       ISSUER            YES         AGAINST           AGAINST

committees

PROPOSAL #9: other matters that are appropriate in            ISSUER            YES         AGAINST           AGAINST

accordance with the pertinent provisions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIEDAD QUIMICA Y MINERA DE CHILE SA SOQUIMICH

  TICKER:                  N/A                 CUSIP:   P8716X108

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to modify trade name, domicile          ISSUER            YES             FOR                  FOR

and purpose of the Company, reflect the capital stock

 and paid in shares  in which it is divided, make

corrections of just scoring, transcription or

drafting in all articles of by laws, match by laws

with rules, laws NR 18.046 and NR 20.382, exclude

rules eliminated of decree law NR 3.500, omit

references to public treasury, agencies of the state,

 decentralized, autonomous, municipal institutions,

or others, and issue a new updated text, containing

modifications agreed upon since  year 1982 and

integrated text of the by laws

PROPOSAL #2: Approve to modify all Articles of the            ISSUER            YES             FOR                  FOR

Corporate By-Laws so as to reflect the agreements to

be adopted due to the aforementioned

PROPOSAL #3: Adopt all the other agreements necessary        ISSUER            YES             FOR                  FOR

 to execute the resolutions to be decided by the

stockholders meeting in relation to  the above stated

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      7/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Ratify the appointment of Mr. Frederic        ISSUER            YES             FOR                  FOR

 Oudea as a Board Member

PROPOSAL #O.2: Approve to increase the attendance              ISSUER            YES             FOR                  FOR

allowances

PROPOSAL #E.3: Approve the modification of the terms         ISSUER            YES             FOR                  FOR

of the preference shares-amendment of the statutes

PROPOSAL #E.4: Powers                                                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOCIETE GENERALE, PARIS

  TICKER:                  N/A                 CUSIP:   F43638141

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for FY            ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the allocation of the 2009              ISSUER            YES             FOR                  FOR

result setting of the dividend and its payment date

PROPOSAL #O.3: Approve the scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.4: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.5: Approve the continuation of the                   ISSUER            YES             FOR                  FOR

agreements regulated under Article L. 225-38 of the

Code de Commerce

PROPOSAL #O.6: Approve the continuation of the                   ISSUER            YES         AGAINST           AGAINST

retirement agreements regulated under Article L. 225-

42-1 of the Code de Commerce

PROPOSAL #O.7: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Jean-Francois Sammarcelli

PROPOSAL #O.8: Approve a retirement agreement                     ISSUER            YES             FOR                  FOR

regulated under Article L. 225-42-1 of the Code de

Commerce in favour of Mr. Bernardo Sanchez Incera

PROPOSAL #O.9: Approve a non-competition clause                 ISSUER            YES         AGAINST           AGAINST

agreement regulated under Article L. 225-42-1 of the

Code de Commerce relating to the departure of Mr.

Philippe Citerne

PROPOSAL #O.10: Approve a terminal grant agreement            ISSUER            YES         AGAINST           AGAINST

regulated under Article L. 225-42-1 of the Code de

Commerce should Mr. Frederic Oudea leave the Company

PROPOSAL #O.11: Approve the Continuation of the non-         ISSUER            YES         AGAINST           AGAINST

competition clause agreement regulated under Article

L. 225-42-1 of the Code de Commerce in favour of Mr.

Frederic Oudea

PROPOSAL #O.12: Approve to renewal of Mr. Robert                ISSUER            YES             FOR                  FOR

Castaigne's appointment as a Director

PROPOSAL #O.13: Approve to renewal of Mr. Gianemilio         ISSUER            YES             FOR                  FOR

Osculati's appointment as a Director

PROPOSAL #O.14: Approve the nomination of TBD as a            ISSUER            YES         ABSTAIN           AGAINST

Director [THIS RESOLUTION HAS BEEN WITHDRAWN]

PROPOSAL #O.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

trade in the Company's shares, but limited to 10% of

the authorised capital

PROPOSAL #E.16: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription maintained,

(i) by issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 460 million euros,

i.e. 49.7% of the authorised capital, with

apportionment to this amount of those set in the 17th

 to 22nd Resolutions, (ii) and/or by incorporation,

for a maximum face value of 550 million Euros

PROPOSAL #E.17: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, with

the preferential right of subscription cancelled, by

issuing ordinary shares or any transferable

securities giving access to the authorised capital of

 the Company or of its subsidiaries for a maximum

face value of the share issue of 138 million Euros,

i.e. 14.9% of the authorised capital, with

apportionment of this amount to that set in the 16th

resolution and apportionment to this amount of those

set in the 18th and 19th Resolutions

PROPOSAL #E.18: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the number of shares to be

issued if a capital increase is oversubscribed, with

or without the preferential right of subscription,

but limited to 15% of the initial issue and the caps

stipulated by the 16th and 17th Resolutions

PROPOSAL #E.19: Authorize the Board of Directors, for        ISSUER            YES             FOR                  FOR

 26 months, to increase the authorised capital, but

limited to 10% of the capital and the caps stipulated

 by the 16th and 17th resolutions, to pay for

contributions in kind of equity securities or

transferable securities giving access to the

authorised capital of other Companies, outside the

context of a bid

PROPOSAL #E.20: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to increase the authorised capital or

transfer shares reserved for members of a Corporate

or Group Personal Equity Plan, but limited to 3% of

the capital and the cap stipulated by the 16th

PROPOSAL #E.21: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award options to subscribe to or

purchase shares, but limited to 4% of the capital and

 the cap stipulated by the 16th Resolution, the limit

 of 4% being a global cap for the 21st and 22nd

Resolutions, including a maximum of 0.2% for

Executive Directors

PROPOSAL #E.22: Authorize the Board of Directors, for        ISSUER            YES         AGAINST           AGAINST

 26 months, to award free existing or future shares,

but limited to 4% of the capital and the cap

stipulated by the 16th resolution, the limit of 4%

being a global cap for the 21st and 22nd Resolutions,

 including a maximum of 0.2% for Executive Directors

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

cancel, but limited to 10% per period of 24 months,

its own shares held by the Company

PROPOSAL #E.24: Amend the Articles of Association              ISSUER            YES             FOR                  FOR

following redemption and cancellation of preference

shares

PROPOSAL #E.25: Powers for the required formalities           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SODEXO, SAINT QUENTIN EN YVELINES

  TICKER:                  N/A                 CUSIP:   F84941123

  MEETING DATE:      1/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual and consolidated            ISSUER            YES             FOR                  FOR

financial statements for the 2008-2009 FY, grant

discharge to the Board of Directors of their duties

PROPOSAL #O.2: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

decision concerning the dividend

PROPOSAL #O.3: Approve the agreements and commitment         ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-38 of the Commercial Code

PROPOSAL #O.4: Approve the decision to set the amount        ISSUER            YES             FOR                  FOR

 for the attendance allowances for the FY 2009-2010

PROPOSAL #O.5: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the Company to purchase its own shares

PROPOSAL #E.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the share capital through the cancellation of

treasury shares

PROPOSAL #E.7: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the increase of capital by issuing, with

 preferential subscription rights, common shares

and/or other securities giving access to the capital

PROPOSAL #E.8: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

increase the share capital by the incorporation of

premiums, reserves or profits

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the capital increase by issuing shares

or securities giving access to the capital, reserved

to Members of Company Saving Plans, with cancellation

 of subscription rights in favor of the latter

PROPOSAL #E.10: Approve the gradual renewal of Board         ISSUER            YES             FOR                  FOR

Members' terms

PROPOSAL #O.11: Approve the renewal of Mrs. Nathalie         ISSUER            YES         AGAINST           AGAINST

Szabo's term as a Board Member

PROPOSAL #O.12: Approve the renewal of Mrs. Sophie            ISSUER            YES         AGAINST           AGAINST

Clamens' term as a Board Member

PROPOSAL #O.13: Approve the renewal of Mr. Pierre              ISSUER            YES         AGAINST           AGAINST

Bellon's term as a Board Member

PROPOSAL #O.14: Approve the renewal of Mr. Francois-         ISSUER            YES         AGAINST           AGAINST

Xavier Bellon's term as a Board Member

PROPOSAL #O.15: Approve the renewal of Ms. Astrid              ISSUER            YES         AGAINST           AGAINST

Bellon's term as a Board Member

PROPOSAL #O.16: Appoint Mr. Alain Marcheteau as a              ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.17: Grant powers                                                   ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOFTBANK CORP.

  TICKER:                  N/A                 CUSIP:   J75963108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOHGO SECURITY SERVICES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J7607Z104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOHO CHINA LTD

  TICKER:                  N/A                 CUSIP:   G82600100

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the audited                          ISSUER            YES             FOR                  FOR

consolidated financial statements of the Company and

the reports of the Directors and Auditors for the YE

31 DEC 2009

PROPOSAL #2: Declare the final dividend for the YE 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #3: Re-elect Mr. Pan Shiyi as a Director of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4: Re-elect Ms. Yan Yan as a Director of            ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #5: Re-elect Dr. Ramin Khadem as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #6: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

the remuneration of the Directors

PROPOSAL #7: Re-appoint KPMG as the Auditors and                ISSUER            YES             FOR                  FOR

authorize the Board of Directors to fix their

remuneration

PROPOSAL #8.A: Authorize the Directors to allot,                ISSUER            YES             FOR                  FOR

issue and deal with additional shares not exceeding

20% of the issued share capital of the Company

PROPOSAL #8.B: Authorize the Directors to repurchase         ISSUER            YES             FOR                  FOR

shares not exceeding 10% of the issued share capital

of the Company

PROPOSAL #8.C: Approve to extend the authority given         ISSUER            YES             FOR                  FOR

to the Directors pursuant to Ordinary Resolution 8(A)

 to issue shares by adding to the issued share

capital of the Company the number of shares

repurchased under Ordinary Resolution 8(B)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  S-OIL CORP

  TICKER:                  N/A                 CUSIP:   Y80710109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 35th Balance Sheet, Income         ISSUER            YES             FOR                  FOR

Statement and the proposed disposition of retained

earnings cash dividend per 1 ordinary shares: 750

cash dividend per 1 preference shares: 775

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Election of Directors candidate : K. G.        ISSUER            YES         AGAINST           AGAINST

 AL-Buainain [Part time], A. A. AL-Subaey, B. A.

Abul-Hamayel, Kyounghwan Jang, Yangho Jo, [External]

S. A. Al-Ashgar, A. M. AL-Seflan, A. O. Ajaji, Munsoo

 Jeong, Kyuhwa Lee, Sangin Park

PROPOSAL #4.1: Election of Kyounghwan Jang as an                ISSUER            YES         AGAINST           AGAINST

Audit Committee member

PROPOSAL #4.2: Election of S. A. Al-Ashgar, A.M. Al-         ISSUER            YES         AGAINST           AGAINST

Seflan, Munsoo Jung as the External Audit Committee

members

PROPOSAL #5.: Approve the remuneration limit of                 ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOJITZ CORPORATION

  TICKER:                  N/A                 CUSIP:   J7608R101

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Eliminate Articles          ISSUER            YES             FOR                  FOR

Related to the First Series Class-III Preferred

Shares and Class Shareholders Meetings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOLARWORLD AG, BONN

  TICKER:                  N/A                 CUSIP:   D7045Y103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 FY with the

 report of the Supervisory Board, the group financial

 statements and annual report, and the report

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 107,437,741.29 as

follows: Payment of a dividend of EUR 0.16 per share

EUR 89,562,541.29 shall be allocated to the revenue

reserves ex-dividend and payable date: 21 MAY 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 members of the Board of Managing Directors

PROPOSAL #6.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

FY: BDO Deutsche Warentreuhand AG, Bonn

PROPOSAL #7.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 15% from the market price of the

shares on or before 20 MAY 2015, the Board of

Managing Directors shall be authorized to retire the

shares or to use the shares for acquisition purposes

PROPOSAL #8.: Resolution on the renewal of the                   ISSUER            YES         AGAINST           AGAINST

authorized capital, and the corresponding amendments

to the Articles of Association the authorized capital

 I, II, III and IV shall be revoked, the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 55,860,000 through the

issue of new bearer or registered shares against

payment in cash and/or kind, on or before 20 MAY

2015, shareholders shall be granted subscription

rights, except for the issue of shares at a price not

 materially below their market price, and for the

issue of shares against payment in kind

PROPOSAL #9.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in connection with the shareholder rights

 Directive Implementation Law (ARUG) Section 3 shall

be amended in respect of the shareholders, meeting

being announced at least 30 days prior to the date of

 the meeting, Section 4a shall be amended in respect

of registration for participation in the

shareholders, meeting being required six days in

advance, Section 4d shall be amended in respect of

proxy voting instructions being transmitted by

electronic means, Section 4e shall be amended in

respect of absentee voting at the shareholders,

meeting being permitted, Section 4f shall be amended

in respect of the Company transmitting information to

 shareholders by electronic means

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOLVAY S A

  TICKER:                  N/A                 CUSIP:   B82095116

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Management reports on the            ISSUER             NO              N/A                  N/A

operations of the 2009 FY - External Auditor's reports

PROPOSAL #2: Approve the report on Corporate                       ISSUER             NO              N/A                  N/A

Governance including on remuneration policy

PROPOSAL #3: Consolidated accounts of the 2009 FY               ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approve the annual accounts, the                     ISSUER             NO              N/A                  N/A

allocation of profits and the gross dividend

distribution for fully-paid shares at EUR 2.9333 or

EUR 2.20 (net of Belgian withholding tax). In view of

 the EUR 0.90 (net of Belgian withholding tax)

interim dividend paid on 14 JAN 2010 the balance of

the dividend to be distributed amounts to EUR 1.30

net of Belgian withholding tax), payable as of 18 MAY

PROPOSAL #5.a: Grant to discharge to the Directors            ISSUER             NO              N/A                  N/A

for the operations of the 2009 FY

PROPOSAL #5.b: Grant to discharge to the External              ISSUER             NO              N/A                  N/A

Auditor for the operations of the 2009 FY

PROPOSAL #6.a: Appointment of Mr. Yve S-Thibault De          ISSUER             NO              N/A                  N/A

Silguy as a Director to take over the mandate of Mr.

Whitso N Sadler mandate

PROPOSAL #6.b: Appoint of Mr. Yves-Thibault de Silguy        ISSUER             NO              N/A                  N/A

 as an Independent Director within the Board of

Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.c: Election of Evelyn du Monceau as non          ISSUER             NO              N/A                  N/A

independent Director to replace Mr. Karel Van Miert

PROPOSAL #6.d.1: Re-elect Mr. Denis Solvay, as a                ISSUER             NO              N/A                  N/A

Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.2: Re-elect Mr. Jean Martin Folz, as a         ISSUER             NO              N/A                  N/A

Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.3: Re-elect Mr. Jean Van Zeebroeck, as         ISSUER             NO              N/A                  N/A

a Director for a period of 4 years,their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.4: Re-elect Mr. Bernhard Scheuble, as a        ISSUER             NO              N/A                  N/A

 Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

PROPOSAL #6.d.5: Re-elect ET Mr. Anton Van Rossum, as        ISSUER             NO              N/A                  N/A

 a Director for a period of 4 years, their term of

office will expire immediately after the AGM of May

2014

PROPOSAL #6.e.1: Approve to confirm Mr. Jean Martin          ISSUER             NO              N/A                  N/A

Folz, as an Independent Director within the Board of

Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.e.2: Approve to confirm Mr. Jean Van                ISSUER             NO              N/A                  N/A

Zeebroeck, as an Independent Director within the

Board of Directors, during its meeting of 01 MAR

2010, the Works Council of Solvay S.A. Brussels was

informed about it, according to the Article 524 of

the Code of Companies

PROPOSAL #6.e.3: Approve to confirm Mr. Bernhard                ISSUER             NO              N/A                  N/A

Scheuble, as an Independent Director within the Board

 of Directors, during its meeting of 01 MAR 2010, the

 Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.e.4: Approve to confirm ET Mr. Anton Van         ISSUER             NO              N/A                  N/A

Rossum, as an Independent Director within the Board

of Directors, during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.f.1: Appointment of Charles Casimir-                ISSUER             NO              N/A                  N/A

Lambert as an Independent Director within the Board

of Directors; during its meeting of 01 MAR 2010, the

Works Council of Solvay S.A. Brussels was informed

about it, according to the Article 524 of the Code of

 Companies

PROPOSAL #6.f.2: Appointment of Baron Herve Coppens          ISSUER             NO              N/A                  N/A

D'eeckenbrugge as an Independent Director within the

Board of Directors; during its meeting of 01 MAR

2010, the Works Council of Solvay S.A. Brussels was

informed about it, according to the Article 524 of

the Code of Companies

PROPOSAL #7.a: Appointment of the International Audit        ISSUER             NO              N/A                  N/A

 Company Deloitte represented by Mr. Eric Nys as an

External Auditor for a 3 year period; his term will

expire immediately after the AGM of MAY 2013; during

its meeting of March 01, the Works Council of Solvay

S.A. Brussels the Works Council of Solvay S.A.

Brussels was informed about it, according to the

Article 156 of the Code of Companies

PROPOSAL #7.b: Approve to set the remuneration of the        ISSUER             NO              N/A                  N/A

 External Auditor, which include statutory audits,

the consolidated financial statements and IFRS

reporting, to EUR 354,818 for 2010, EUR 351,270 for

the year 2011 and EUR 351,270 for year 2012; from FY

2011, the amounts will be increased annually for

inflation (index of consumer prices from December to

PROPOSAL #7.c: Appointment of the International Audit        ISSUER             NO              N/A                  N/A

 Company Deloitte represented by Mr. Frank Verhaegen

as a Substitute External Auditor for a 3-year period;

 his term will expire immediately after the AGM of

MAY 2013; during its meeting of March 29, the Works

Council of Solvay S.A. Brussels the Works Council of

Solvay S.A. Brussels was informed about it, according

 to the Article 156 of the Code of Companies

PROPOSAL #8: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOMPO JAPAN INSURANCE INC.

  TICKER:                  N/A                 CUSIP:   J7620T101

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the Share Exchange Plan              ISSUER            YES             FOR                  FOR

(kyodo-kabushiki-iten-keikaku) of the Company and

NIPPONKOA Insurance Company, Limited

PROPOSAL #2.: Amend Articles to : Delete the Articles        ISSUER            YES             FOR                  FOR

 Related to Record Date

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SONIC HEALTHCARE LIMITED

  TICKER:                  N/A                 CUSIP:   Q8563C107

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Barry Patterson as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with Article 71 of the Company's Constitution

PROPOSAL #2.: Re-elect Mr. Colin Jackson as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company, who retires in accordance

with Article 71 of the Company's Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

FYE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SONOVA HOLDING AG, STAEFA

  TICKER:                  N/A                 CUSIP:   H8024W106

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report, consolidated        ISSUER            YES             FOR                  FOR

 financial statements, and the financial statements

of Sonova Holding AG for 2009/10; acknowledge the

reports of the Statutory Auditor

PROPOSAL #2.: Approve to distribute out of the                   ISSUER            YES             FOR                  FOR

available CHF 578.053 million a dividend of CHF 1.20

gross [after deduction of 35% federal withholding tax

 CHF 0.78 net] per share; the remaining available

earnings of CHF 498.989 million shall be carried

forward

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and to the Management Board from

liability for their activities in 2009/10

PROPOSAL #4.: Election of John Zei as a new Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for the statutory term of

office of three years

PROPOSAL #5.: Re-elect Pricewaterhousecoopers AG,              ISSUER            YES             FOR                  FOR

Zurich as Statutory Auditor

PROPOSAL #6.: Approve the adjustment to the Swiss              ISSUER            YES             FOR                  FOR

Federal Act on Intermediated Securities [FISA]

[adjustment of Article 7 of the Articles of

Association]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SONY CORPORATION

  TICKER:                  N/A                 CUSIP:   J76379106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SONY FINANCIAL HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J76337104

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOTETSU HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J76434109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOUTHERN COPPER CORPORATION

  TICKER:                  SCCO               CUSIP:   84265V105

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GERMAN LARREA MOTA-V.                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: OSCAR GONZALEZ ROCHA                           ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: EMILIO CARRILLO GAMBOA                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFREDO CASAR PEREZ                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. DE LA PARRA ZAVALA                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: X. GARCIA DE QUEVEDO T.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GENARO LARREA MOTA V.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. MUNIZ QUINTANILLA                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ARMANDO ORTEGA GOMEZ                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.M. PALOMINO BONILLA                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G.PEREZALONSO CIFUENTES                      ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: JUAN REBOLLEDO GOUT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARLOS RUIZ SACRISTAN                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LUIS TELLEZ KUENZLER                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE AUDIT COMMITTEE'S SELECTION         ISSUER            YES             FOR                  FOR

OF GALAZ, YAMAZAKI, RUIZ URQUIZA, S.C., MEMBER FIRM

OF DELOITTE TOUCHE TOHMATSU AS INDEPENDENT

ACCOUNTANTS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOUTHWEST AIRLINES CO.

  TICKER:                  LUV                 CUSIP:   844741108

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID W. BIEGLER         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DOUGLAS H. BROOKS        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM H.                   ISSUER            YES             FOR                  FOR

CUNNINGHAM

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN G. DENISON           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: TRAVIS C. JOHNSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: GARY C. KELLY               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: NANCY B. LOEFFLER        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JOHN T. MONTFORD         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DANIEL D.                     ISSUER            YES             FOR                  FOR

VILLANUEVA

PROPOSAL #02: APPROVAL OF THE SOUTHWEST AIRLINES CO.         ISSUER            YES             FOR                  FOR

AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF THE SELECTION OF ERNST         ISSUER            YES             FOR                  FOR

& YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR

 THE FISCAL YEAR ENDING DECEMBER 31, 2010.   BOARD OF

 DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4

PROPOSAL #04: SHAREHOLDER ACTION BY WRITTEN CONSENT.     SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SOUTHWESTERN ENERGY COMPANY

  TICKER:                  SWN                 CUSIP:   845467109

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LEWIS E. EPLEY, JR.                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. HOWARD                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD M. KORELL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VELLO A. KUUSKRAA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KENNETH R. MOURTON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN L. MUELLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES E. SCHARLAU                             ISSUER            YES             FOR                  FOR

PROPOSAL #2: THE RATIFICATION OF THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDED DECEMBER 31, 2010.

PROPOSAL #3: THE AMENDMENT AND RESTATEMENT OF THE              ISSUER            YES             FOR                  FOR

COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO

1,250,000,000 SHARES.

PROPOSAL #4: A STOCKHOLDER PROPOSAL FOR A DIRECTOR        SHAREHOLDER        YES         AGAINST               FOR

ELECTION MAJORITY VOTE STANDARD, IF PROPERLY

PRESENTED AT THE ANNUAL MEETING.

PROPOSAL #5: A STOCKHOLDER PROPOSAL FOR A POLITICAL      SHAREHOLDER        YES         ABSTAIN           AGAINST

CONTRIBUTIONS AND EXPENDITURES REPORT, IF PROPERLY

PRESENTED AT THE ANNUAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SP AUSNET

  TICKER:                  N/A                 CUSIP:   Q8604X102

  MEETING DATE:      7/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the SP AusNet's financial                 ISSUER             NO              N/A                  N/A

statements and the reports of the Directors and the

Auditors for the YE 31 MAR 2009

PROPOSAL #2.a: Re-elect Mr. Eric Gwee Teck Hai as a          ISSUER            YES         AGAINST           AGAINST

Director who retires by rotation in accordance with

Article 11.1 (d) of the companies' constitution

PROPOSAL #2.b: Re-elect Mr. Antonino (Tony) Mario              ISSUER            YES             FOR                  FOR

Lanello as a Director who retires by rotation in

accordance with Article 11.1 (d) of the companies'

constitution

PROPOSAL #2.c: Elect Mr. Ho Tian Yee as a Director            ISSUER            YES             FOR                  FOR

who retires in accordance with Article 11.1 (c) of

the companies' constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 31 MAR 2009

PROPOSAL #4.: Approve for the purpose of Singapore            ISSUER            YES             FOR                  FOR

Law, SP AusNet and the Directors of the companies and

 SP Australia Networks (RE) Ltd, as responsible

entity of the trust, be given authority to issue new

stapled securities in the circumstances and on the

terms and conditions; as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SPAR GROUP LTD, PINETOWN

  TICKER:                  N/A                 CUSIP:   S8050H104

  MEETING DATE:      8/12/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to Section 75(1) of         ISSUER            YES             FOR                  FOR

the Act, as amended and Article 3 of the Articles of

Association of the Company, to increase the

authorized share capital of the Company from ZAR

150,000 divided into 250,000,000 ordinary par value

shares of 0.06 cents each to ZAR 168,000, divided

into 250,000,000 ordinary par value shares of 0.06

cents each, and by the creation of 30,000,000

redeemable, convertible, preference shares with a par

 value of 0.06 cents each and that the Memorandum of

Association of the Company be altered accordingly

PROPOSAL #S.2: Amend the Company's Articles of                   ISSUER            YES             FOR                  FOR

Association by the inclusion of Annex IV as Article

31A and shall be headed Terms and Conditions

attaching to the redeemable, convertible, preference

PROPOSAL #S.3: Approve to convert, subject to the              ISSUER            YES             FOR                  FOR

implementation of the Scheme and fulfillment of the

vesting terms and conditions contained in the Trust

Deeds, the Scheme Shares, into ordinary par value

shares of 0.06 cents each and amend the Memorandum

and Articles of Association to reflect the

cancellation of such Scheme Shares, as and when

PROPOSAL #S.4: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, by way of a specific authority

contemplated in Sections 85 to 89 of the Act to

facilitate the acquisition by the Company or a

subsidiary of the Company, of the converted ordinary

shares of the Company, upon the terms and conditions

of the Option Agreements, and in such amounts as the

Directors may from time to time determine [the

Specific Repurchase], but subject to the Articles of

Association of the Company, the approval and

implementation of the Scheme, the provisions of the

Act and the JSE Listings Requirements, where

applicable, and provided that: this specific

authority shall be valid until such time as the

approval is amended or revoked by a Special

Resolution, the shares will be acquired from the

Trusts at the exit market price on the vesting date;

the Company is in a position to repay its debt in the

 ordinary course of business for the 12 months after

the date of the specific repurchase(s); the assets of

 the Company, being fairly valued in accordance with

the accounting policies used in the latest

consolidated audited annual financial statements, are

 in excess of the consolidated liabilities of the

Company for the 12 months after [date of the specific

 repurchase(s); the ordinary capital and reserves of

the Company are adequate for the 12 months after the

date of the specific repurchase(s); the available

working capital is adequate to continue the

operations of the Company for the 12 months after the

 date of the specific repurchase(s); prior to the

Company or its subsidiary exercising its right in

terms of the Option Agreements to repurchase the

converted ordinary shares, the Company shall publish

confirmation that the relevant calculations have been

 done and that the Company is in a position to repay

its debts in the ordinary course, the assets are in

excess of the consolidated liabilities, the ordinary

capital and reserves and the available working

capital, are adequate for the 12 months after the

date of the specific repurchase(s); upon entering the

 market to proceed with the specific repurchase(s),

the Company's sponsor will confirm the adequacy of

the Company's working capital for the purposes of

undertaking a specific repurchase of shares, in

writing to the JSE; after the specific repurchase the

 Company will continue to comply with the JSE

Listings Requirements concerning shareholder spread

requirements; and the Company or its subsidiaries

will not repurchase securities during a prohibited

period as defined in the JSE Listings Requirements

unless they have in place a repurchase programme

where the dates and quantities of securities to be

traded during the relevant period are fixed [not

subject to any variation] and full details of the

programme have been disclosed in an announcement over

PROPOSAL #O.1: Approve the proposed Trust Deeds, the         ISSUER            YES             FOR                  FOR

Option Agreements between the Company and the Trusts,

 the Subscription Agreements between the Company and

the Trusts, together the Scheme

PROPOSAL #O.2: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

the approval and implementation of the Scheme, to

issue and allot the 18,911,349 Scheme Shares as

PROPOSAL #O.3: Authorize any Director of the Company         ISSUER            YES             FOR                  FOR

or the Company Secretary, to sign all such

documentation and to do all such things as may be

necessary for the implementation of Resolutions S.1,

S.2, S.3 and S.4 and any 2 Directors acting together,

 to sign the documents as specified in Resolution

O.1, on behalf of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SPAR GROUP LTD, PINETOWN

  TICKER:                  N/A                 CUSIP:   S8050H104

  MEETING DATE:      2/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the 2009 annual financial                     ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2.: Re-appoint Mr. M.J. Hankinson as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Re-appoint Mr. R.J. Hutchinson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-appoint Messrs. Deloitte & Touche as        ISSUER            YES             FOR                  FOR

 Auditors of the Company and to appoint Mr. Brain as

the Designated Auditor to hold the office until the

next AGM

PROPOSAL #5.: Approve the remuneration payable to the        ISSUER            YES             FOR                  FOR

 Directors

PROPOSAL #1.S.1: Approve the acquisition by the                 ISSUER            YES         AGAINST           AGAINST

Company of shares in the Company

PROPOSAL #2.O.1: Approve to place the ordinary shares        ISSUER            YES         AGAINST           AGAINST

 under the control of the Directors

PROPOSAL #3.O.2: Amend the Spar Group Limited                     ISSUER            YES             FOR                  FOR

Employee Share Trust 2004

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SPECTRA ENERGY CORP

  TICKER:                  SE                   CUSIP:   847560109

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: WILLIAM T. ESREY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY L. EBEL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAMELA L. CARTER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER B. HAMILTON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DENNIS R. HENDRIX                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL E.J. PHELPS                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS SPECTRA ENERGY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER

31, 2010.        THE BOARD OF DIRECTORS RECOMMENDS

YOU       VOTE AGAINST THE FOLLOWING PROPOSAL 3.

PROPOSAL #03: SHAREHOLDER PROPOSAL FOR A DIRECTOR          SHAREHOLDER        YES         AGAINST               FOR

ELECTION MAJORITY VOTE STANDARD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SPOTLESS GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q86963107

  MEETING DATE:      11/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and the            ISSUER             NO              N/A                  N/A

reports of the Directors and the Auditor for the FYE

30 JUN 2009

PROPOSAL #2.a: Re-elect Mr. Dean A. Pritchard as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

Rule 75 of the Constitution of the Company

PROPOSAL #2.b: Re-elect Mr. Geoffrey T. Ricketts as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation in accordance with

 Rule 75 of the Constitution of the Company

PROPOSAL #3.: Adopt the remuneration for the YE 30JUN        ISSUER            YES             FOR                  FOR

 2009

PROPOSAL #S.4: Adopt, for the purposes of Section 136        ISSUER            YES             FOR                  FOR

 of the Corporations Act 2001, for all other

purposes, the provisions of the Constitution as

PROPOSAL #5.: Approve the issue by the Company on 31         ISSUER            YES             FOR                  FOR

AUG 2009 of 32,848,488 shares [Shares] at AUD 2.16

for each share, for all purposes, including the

purpose of ASX Listing Rule 7.4

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SPRINT NEXTEL CORPORATION

  TICKER:                  S                     CUSIP:   852061100

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT R. BENNETT        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GORDON M. BETHUNE        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LARRY C. GLASSCOCK      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES H. HANCE,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1E: ELECTION OF DIRECTOR: DANIEL R. HESSE           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: V. JANET HILL               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRANK IANNA                  ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: SVEN-CHRISTER              ISSUER            YES             FOR                  FOR

NILSSON

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM R. NUTI           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: RODNEY O'NEAL               ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OF SPRINT NEXTEL FOR 2010.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO THE 2007              ISSUER            YES             FOR                  FOR

OMNIBUS INCENTIVE PLAN, ALL AS MORE FULLY DESCRIBED

IN THE PROXY STATEMENT.

PROPOSAL #04: TO VOTE ON A SHAREHOLDER PROPOSAL             SHAREHOLDER        YES         ABSTAIN           AGAINST

CONCERNING POLITICAL CONTRIBUTIONS.

PROPOSAL #05: TO VOTE ON A SHAREHOLDER PROPOSAL             SHAREHOLDER        YES         AGAINST               FOR

CONCERNING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL #06: TO VOTE ON A SHAREHOLDER PROPOSAL             SHAREHOLDER        YES         AGAINST               FOR

CONCERNING SHAREHOLDERS' ABILITY TO ACT BY WRITTEN

CONSENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SPX CORPORATION

  TICKER:                  SPW                 CUSIP:   784635104

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: J. MICHAEL                   ISSUER            YES             FOR                  FOR

FITZPATRICK

PROPOSAL #1B: ELECTION OF DIRECTOR: ALBERT A. KOCH             ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO RATIFY THE APPOINTMENT OF DELOITTE &         ISSUER            YES             FOR                  FOR

TOUCHE LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR

2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SQUARE ENIX HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J7659R109

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SSAB CORPORATION, LIDINGO

  TICKER:                  N/A                 CUSIP:   W8615U108

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Advokat Sven Unger as the            ISSUER             NO              N/A                  N/A

Chairman of the meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

register

PROPOSAL #3: Approval of the agenda proposed by the          ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #4: Election of 1 or 2 persons to attest the        ISSUER             NO              N/A                  N/A

 minutes of the meeting

PROPOSAL #5: Approve to determine whether the meeting        ISSUER             NO              N/A                  N/A

 has been duly convened

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors' report, as well as the consolidated

financial statements and the Auditors' report for the

 Group, in connection therewith: a) An address by the

 Chairman of the Board including a report on the work

 of the Board; b) An address by the President; c) A

report by the Auditor-in-charge regarding the audit

work

PROPOSAL #7.A: Adopt the income statement and balance        ISSUER            YES             FOR                  FOR

 sheet as well as the consolidated income statement

and consolidated balance sheet

PROPOSAL #7.B: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

Company's result in accordance with the adopted

balance sheet; a dividend shall be paid in the amount

 of SEK 1.00 per share

PROPOSAL #7.C: Approve that the record date for the          ISSUER            YES             FOR                  FOR

right to receive dividends is Wednesday, 31 MAR 2010;

 payment from Euroclear Sweden AB is estimated to

take place on Wednesday, 07 APR 2010

PROPOSAL #7.D: Grant discharge from liability for the        ISSUER            YES             FOR                  FOR

 Directors and the President

PROPOSAL #8: A report regarding the work of the                 ISSUER             NO              N/A                  N/A

Nomination Committee

PROPOSAL #9: Approve to determine the number of the          ISSUER            YES             FOR                  FOR

Directors at 9

PROPOSAL #10: Approve to pay the Board fees in the            ISSUER            YES             FOR                  FOR

amount of SEK 1,200,000 to the Chairman of the Board

and SEK 400,000 to each director who is not employed

in the Group; compensation to the Directors in

respect of Committee work shall be paid in the amount

 of SEK 75,000 each, with the exception of the

position of Chairman of the Audit Committee, for

which payment shall be made in the amount of SEK

100,000; fees shall be paid to the Auditor in

accordance with approved invoices

PROPOSAL #11: Election of Messrs Carl Bennet, Anders         ISSUER            YES         AGAINST           AGAINST

G Carlberg, Olof Faxander, Sverker

PROPOSAL #12: Election of Sverker Martin-Lof as a              ISSUER            YES             FOR                  FOR

Chairman of the Board

PROPOSAL #13: Authorize the Chairman of the Board to         ISSUER            YES             FOR                  FOR

invite not less than three and not more than five of

the major shareholders in terms of votes to each

appoint a member who, together with the Chairman of

the Board, shall constitute a Nomination Committee;

the determination as to which shareholders constitute

 the three to five major shareholders in terms of

votes shall be based on ownership information from

Euroclear Sweden AB's register as per the final day

of trading in August  grouped by owner  unless, not

later than the sixth weekday in September, any other

shareholder gives written notice to the Chairman of

the Board and proves his status as one of the three

to five major shareholders in terms of votes; if

deemed appropriate as a consequence of any subsequent

 change in ownership structure, the Nomination

Committee shall be entitled to invite additional

PROPOSAL #14: Approve the specified guidelines to              ISSUER            YES             FOR                  FOR

determine the salaries and other compensation for the

 President and other Senior Executives, as specified

PROPOSAL #15: Amend the Articles of Association as            ISSUER            YES             FOR                  FOR

specified

PROPOSAL #16: Closure of the AGM                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SSAB SVENSKT STAL AB

  TICKER:                  N/A                 CUSIP:   W8615U124

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of Advokat Sven Unger chairman        ISSUER             NO              N/A                  N/A

 of the meeting

PROPOSAL #2.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

register

PROPOSAL #3.: Approval of the agenda proposed by the         ISSUER             NO              N/A                  N/A

Board of Directors

PROPOSAL #4.: Election of one or two persons to                 ISSUER             NO              N/A                  N/A

attest the minutes of the meeting

PROPOSAL #5.: Determination whether the meeting has          ISSUER             NO              N/A                  N/A

been duly convened0

PROPOSAL #6.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the Auditors' report, as well as the consolidated

financial statements and the Auditors' report for the

 Group in connection therewith: a] an address by the

Chairman of the Board including a report on the work

of the Board; b] an address by the President; c] a

report by the Auditor-in-charge regarding the audit

work

PROPOSAL #7.A: Adopt the income statement and balance        ISSUER            YES         ABSTAIN           AGAINST

 sheet as well as the consolidated income statement

and consolidated balance sheet

PROPOSAL #7..B: Approve the allocation of the                     ISSUER            YES         ABSTAIN           AGAINST

Company's result in accordance with the adopted

balance sheet; a dividend shall be paid in the amount

 of SEK 1.00 per share

PROPOSAL #7.C: Approve the record date for the                   ISSUER            YES         ABSTAIN           AGAINST

dividends; wednesday, 31 MAR 2010 as the record date

for the right to receive dividends; payment from

Euroclear Sweden AB is estimated to take place on

wednesday, 07 APR 2010

PROPOSAL #7.D: Grant discharge from the liability to         ISSUER            YES         ABSTAIN           AGAINST

the Directors and the President

PROPOSAL #8.: A report regarding the work of the                ISSUER             NO              N/A                  N/A

Nomination Committee

PROPOSAL #9.: Approve to determine the nine number of        ISSUER            YES         ABSTAIN           AGAINST

 Directors

PROPOSAL #10.: Approve to pay the Board fees in the          ISSUER            YES         ABSTAIN           AGAINST

amount of SEK 1, 200,000 to the Chairman of the Board

 and SEK 400,000 to each director who is not employed

 in the Group Compensation to Directors in respect of

 Committee work shall be paid in the amount of SEK

75,000 each, with the exception of the position of

Chairman of the Audit Committee, for which payment

shall be made in the amount of SEK 100,000; fees

shall be paid to the Auditor in accordance with

approved invoices

PROPOSAL #11.: Re-elect Messrs. Carl Bennet, Anders G        ISSUER            YES         ABSTAIN           AGAINST

 Carlberg, Olof Faxander, Sverker Martin-Lof,

Marianne Nivert, Anders Nyr n, Matti Sundberg, Lars

Westerberg and John Tulloch as the Board of Directors

PROPOSAL #12.: Re-elect Mr. Sverker Martin-Lof as the        ISSUER            YES         ABSTAIN           AGAINST

 Chairman of the Board

PROPOSAL #13.: Authorize the Chairman of the Board to        ISSUER            YES         ABSTAIN           AGAINST

 invite not less than three and not more than five of

 the major shareholders in terms of votes to each

appoint a member who, together with the Chairman of

the Board, shall constitute a Nomination Committee;

the determination as to which shareholders constitute

 the three to five major shareholders in terms of

votes shall be based on ownership information from

Euroclear Sweden AB's register as per the final day

of trading in August [grouped by owner] unless, not

later than the sixth weekday in September, any other

shareholder gives written notice to the Chairman of

the Board and proves his status as one of the three

to five major shareholders in terms of votes; if

deemed appropriate as a consequence of any subsequent

 change in ownership structure, the Nomination

Committee shall be entitled to invite additional

shareholders to assume a place on the Nomination

Committee; however, the total number of Members shall

 not exceed six; the Member representing the largest

shareholder shall be Chairman of the Committee; the

composition of the Nomination Committee shall be

published not later than six months prior to the next

 AGM; in the event a member of the Nomination

Committee leaves the Committee before its work is

completed, the Chairman of the Board shall invite the

 same shareholder or, if the latter is no longer one

of the major shareholders, the shareholder who, in

terms of size of shareholding, is next entitled to

appoint a replacement. Members of the Nomination

Committee shall receive no fees, but any costs

incurred in the course of the nomination work shall

be borne by the Company; the term of office of the

Nomination Committee shall extend until the

PROPOSAL #14.: Approve the specified guidelines to            ISSUER            YES         ABSTAIN           AGAINST

determine the salaries and other compensation for the

 President and other senior executives

PROPOSAL #15.: Amend the Articles of Association as          ISSUER            YES         ABSTAIN           AGAINST

specified

PROPOSAL #16.: Closure of the AGM                                           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ST. JUDE MEDICAL, INC.

  TICKER:                  STJ                 CUSIP:   790849103

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STUART M. ESSIG           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BARBARA B. HILL           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHAEL A. ROCCA         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: TO CONSIDER AND ACT UPON A SHAREHOLDER    SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL REGARDING SUSTAINABILITY REPORTING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANDARD BK GROUP LTD

  TICKER:                  N/A                 CUSIP:   S80605140

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Annual Financial Statements         ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009, including the reports of the

Directors and Auditors

PROPOSAL #2.1: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Chairman of

Standard Bank Group as ZAR 3,750,000 per annum

PROPOSAL #2.2: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Director of

Standard Bank Group ZAR 161,000 per annum

PROPOSAL #2.3: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: International

Director of Standard Bank Group GBP 34,650 per annum

PROPOSAL #2.4: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Group Credit

Committee Member ZAR 16,500 per meeting

PROPOSAL #2.5: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Directors

Affairs Committee Chairman ZAR 114,500 per annum

Member ZAR 57,000 per annum

PROPOSAL #2.6: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Group Risk and

the Capital Management Committee Chairman ZAR 455,000

 per annum Member ZAR 182,000 per annum

PROPOSAL #2.7: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Group

Remuneration Committee Chairman ZAR 228,000 per annum

 Member ZAR 98,000 per annum

PROPOSAL #2.8: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Group

Transformation Committee Chairman ZAR 145,000 per

annum Member ZAR 72,000 per annum

PROPOSAL #2.9: Approve the proposed fees payable to          ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Group Audit

Committee Chairman ZAR 455,000 per annum Member ZAR

182,000 per annum

PROPOSAL #2.10: Approve the proposed fees payable to         ISSUER            YES             FOR                  FOR

the Non-Executive Directors for 2010: Ad hoc meeting

attendance ZAR 15,250 per meeting

PROPOSAL #3: Approve the payment by The Standard Bank        ISSUER            YES         AGAINST           AGAINST

 of South Africa Limited of an ex gratia award of ZAR

 7,500,000 to Derek Edward Cooper; Group

transformation Committee - Chairman - ZAR 145,000 per

 annum, Member - ZAR 72,000 per annum

PROPOSAL #4.1: Re-elect Richard Dunne as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Re-elect Thulani Gcabashe as a                     ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

provisions of the Company's Articles of Association

PROPOSAL #4.3: Re-elect Saki MaCozoma as a Director,         ISSUER            YES             FOR                  FOR

who retires in accordance with the provisions of the

Company's Articles of Association

PROPOSAL #4.4: Re-elect Rick MeNell as a Director,            ISSUER            YES             FOR                  FOR

who retires in accordance with the provisions of the

Company's Articles of Association

PROPOSAL #4.5: Re-elect Myles Ruck as a Director, who        ISSUER            YES             FOR                  FOR

 retires in accordance with the provisions of the

Company's Articles of Association

PROPOSAL #4.6: Re-elect Fred Phaswana as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #4.7: Re-elect Lord Smith of Kelvin KT as a         ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

provisions of the Company's Articles of Association

PROPOSAL #5.1: Approve the ordinary shares required          ISSUER            YES         AGAINST           AGAINST

for the purpose of carrying out the terms of the

Standard Bank Equity Growth Scheme (the Equity Growth

 Scheme), other than those which have specifically

been appropriated for the Equity Growth Scheme in

terms of ordinary resolutions duly passed at previous

 AGM of the Company, be and are hereby specifically

placed under the control of the Directors, who be and

 are hereby authorized to allot and issue those

shares in terms of the Equity Growth Scheme

PROPOSAL #5.2: Approve the ordinary shares required          ISSUER            YES         AGAINST           AGAINST

for the purpose of carrying out the terms of the

Standard Bank Group Share Incentive Scheme (the

Scheme), other than those which have specifically

been appropriated for the Scheme in terms of

resolutions duly passed at previous AGM of the

Company, be and are hereby specifically placed under

the control of the Directors, who be and are hereby

authorized to allot and issue those shares in terms

PROPOSAL #5.3: Approve the unissued ordinary shares          ISSUER            YES             FOR                  FOR

in the authorized share capital of the Company (other

 than those specifically identified in ordinary

resolutions number 5.1 and 5.2) be and are hereby

placed under control of the Directors of the Company

who are authorized to allot and issue the ordinary

shares at their discretion until the next AGM of the

Company, subject to the provisions of the Companies

Act, 61 of 1973, as amended, the Banks Act, 94 of

1990, as amended and the Listings Requirements of the

 JSE Limited and subject to the a number of ordinary

shares able to be allotted and issued in terms of

this resolution being limited five percent (5%) of

the number of ordinary shares in issue at 31 DEC 2009

PROPOSAL #5.4: Approve the unissued non-redeemable            ISSUER            YES             FOR                  FOR

non-cumulative, non participating preference shares

(non-redeemable preference shares) in p authorized

share capital of the company be and are hereby placed

 under the control of the Directors of the Company

who are authorized to allot and issue the non-

redeemable preference shares at their discretion

until the next AGM of the Company, subject to the

provisions of the Companies Act. 61 of 1973, as

amended and the Listing Requirements of the JSE

PROPOSAL #5.5: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, to make payments to shareholders interims of

 Section 5.85(b) of the Listings Requirements of the

ISE Limited (the Listings Requirements), subject to

the provisions of the Companies Act, 61 of 1973, as

amended (the Companies Act), the Banks Act, 94 of

1990, as amended and the Listings Requirements,

including, amongst others, the following

requirements: (a) payments to shareholders in terms

of this resolution shall be made in terms of section

90 of the Companies Act and be made pro rata to all

shareholders; (b) in any one FY payments to

shareholders in terms of this resolution shall not

exceed a maximum of 20% of the Company's issued share

 capital, including reserves but excluding minority

interests, and revaluations of assets and intangible

assets that are not supported CONTD.

PROPOSAL #CONT: CONTD. by a valuation by an                        ISSUER             NO              N/A                  N/A

independent professional expert acceptable to the JSE

 Limited prepared within the last six months,

measured as at the beginning of such FY and

Authority to make payments to shareholders shall be

valid until the next AGM of the Company or for 15

months from the date of this resolution whichever

PROPOSAL #5.6: Approve, in terms of Schedule 14 of            ISSUER            YES             FOR                  FOR

JSE Listings Requirements and in accordance with

Section 222 of the Companies Act, Act 61 of 1973,

amended, where applicable that the provisions of the

Standard Bank Equity Growth Scheme are amended as

PROPOSAL #5.7: Approve, in terms of Schedule 14 of            ISSUER            YES             FOR                  FOR

the JSE Listings Requirements and in accordance with

Section 222 of the Companies Act, 61 of 1973, as

amended, where applicable that the provisions of the

Standard Bank Group Share Incentive Scheme are

amended as specified

PROPOSAL #S.6.1: Approve to increase the share                   ISSUER            YES             FOR                  FOR

capital of the Company, from ZAR 193,000,000 divided

into 1,750,000,000 ordinary shares of 10 cents each,

8,000,000 6,5% first cumulative preference shares of

ZAR 1 each and 1,000,000 non-redeemable, non-

cumulative preference shares of 1 cent each to ZAR

218,000,000 divided into 2,000,000,000 ordinary

shares of 10 cents each, 8,000,000 6,5% first

cumulative preference shares of ZAR 1 each and

1,000,000 non-redeemable, non-cumulative, non-

participating preference shares of 1 cent each and

that the Memorandum of Association of the Company be

amended accordingly

PROPOSAL #S.6.2: Approve, with effect from the date          ISSUER            YES             FOR                  FOR

of this AGM, as a general approval in terms of

Section 85(2) of the Companies Act, 61 of 1973, as

amended (the Companies Act), the acquisition by the

Company and, in terms of Section 89 of the Companies

Act, the acquisition by any subsidiary of the Company

 from time to time, of such number of ordinary shares

 issued by the Company and at such price and on such

other terms and conditions as the Directors may from

time to time determine, subject to the requirements

of the Companies Act, Banks Act, 94 of 1990, as

amended and the Listings Requirements of the JSE

Limited (the Listings Requirements), CONTD.

PROPOSAL #CONT: CONTD. which include, amongst others;        ISSUER             NO              N/A                  N/A

 any such acquisition will be implemented through the

 order book operated by the trading system of the JSE

 Limited and done without any prior understanding or

arrangement between the Company and the counterparty

 reported trades being prohibited ; the acquisition

must be authorized by the Company's Articles of

Association; the authority is limited to the purchase

 of the maximum of the 10% of the Company's issued

ordinary share capital in the any one FY, CONTD.

PROPOSAL #CONT: CONTD. acquisition must not be the            ISSUER             NO              N/A                  N/A

weighted average of the market value for the ordinary

 shares of the Company for the 5 business days

immediately preceding the date of acquisition; at any

 point in time, the Company may only appoint one

agent to effect any repurchase(s) on the Company's

behalf; the company or its subsidiary may not

repurchase securities during a prohibited period,

unless they have in place a repurchase programme

where the dates and quantities of securities to be

traded during the relevant period are fixed not

subject to any variation  and full details of the

programme have been disclosed in an announcement over

 the SENS prior to the commencement of the prohibited

PROPOSAL #CONT: CONTD. that an announcement                        ISSUER             NO              N/A                  N/A

containing full details of such acquisitions of

shares will be published as soon as the Company

and/or its subsidiary(ies) has/have acquired shares

constitution, on a cumulative basis, 3% of the number

 of shares in issue at the date of the general

meetings at which this special resolution is

considered and, if approved, passed, and for each 3%

in aggregate of the initial number acquired

PROPOSAL #CONT: CONTD. and in the case of an                       ISSUER             NO              N/A                  N/A

acquisition by a subsidiary of the Company, the

authority shall be valid only if: the subsidiary is

authorized by its Articles of Association; the

shareholders of the subsidiary have passed a special

resolution authorizing the acquisition and the number

 of shares to be acquired, is not more that 10% in

the aggregate of the number of issued shares of the

Company;  Authority shall be valid only until the

next AGM of the Company or is months from the date on

 which this resolution is passed, whichever is the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANDARD CHARTERED PLC

  TICKER:                  N/A                 CUSIP:   G84228157

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the report and accounts                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report

PROPOSAL #4.: Re-elect Mr. J.F.T. Dundas as Non-                ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #5.: Re-elect Miss V.F. Gooding CBE as Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6.: Re-elect Mr. R.H.P. Markham as Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7.: Re-elect Mr. J.W. Peace as Chairman               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Mr. P.A. Sands as an Executive        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #9.: Re-elect Mr. P.D. Skinner as Non-                  ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #10.: Re-elect Mr. O.H.J. Stocken, as Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #11.: Election of Mr. J.S. Bindra, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #12.: Election of Mr. R. Delbridge, who was         ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #13.: Election of Dr. Han Seung-soo KBE, who        ISSUER            YES             FOR                  FOR

 was appointed as an Non-Executive Director by the

Board since the last AGM of the Company

PROPOSAL #14.: Election of Mr. S.J. Lowth, who was            ISSUER            YES             FOR                  FOR

appointed as an Non-Executive Director by the Board

since the last AGM of the Company

PROPOSAL #15.: Election of Mr. A.M.G. Rees, who was          ISSUER            YES             FOR                  FOR

appointed as an Executive Director by the Board since

 the last AGM of the Company

PROPOSAL #16.: Re-appoint the Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #17.: Authorize the Board to set the                     ISSUER            YES             FOR                  FOR

Auditor's fees

PROPOSAL #18.: Authorize the Company and its                       ISSUER            YES             FOR                  FOR

subsidiaries to make political donations

PROPOSAL #19.: Authorize the Board to allot shares             ISSUER            YES             FOR                  FOR

PROPOSAL #20.: Approve to extend the authority to              ISSUER            YES             FOR                  FOR

allot shares

PROPOSAL #21.: Authorize the Board to allot shares in        ISSUER            YES             FOR                  FOR

 connection with the Indian listing

PROPOSAL #S.22: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.23: Approve to disapply pre-emption                 ISSUER            YES             FOR                  FOR

rights in connection with the Indian listing

PROPOSAL #S.24: Authorize the Company to buy back its        ISSUER            YES             FOR                  FOR

 Ordinary Shares

PROPOSAL #S.25: Authorize the Company to buy back its        ISSUER            YES         AGAINST           AGAINST

 Preference Shares

PROPOSAL #S.26: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.27: Authorize the Company to call a                 ISSUER            YES             FOR                  FOR

general meeting other than an AGM on not less than 14

 clear days' notice

PROPOSAL #28.: Amend the Standard Chartered 2006                ISSUER            YES             FOR                  FOR

Restricted Share Scheme

PROPOSAL #29.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

reporting and annual review requirements in respect

of ongoing banking transactions with associates of

Temasek that the Company has not been able to identify

PROPOSAL #30.: Approve the waiver in respect of the          ISSUER            YES             FOR                  FOR

requirement to enter into fixed-term written

agreements with Temasek and its associates in respect

 of ongoing banking transactions

PROPOSAL #31.: Approve future ongoing banking                     ISSUER            YES             FOR                  FOR

transactions with Temasek and its associates,

including the waiver in respect of the requirement to

 set an annual cap

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANDARD LIFE PLC

  TICKER:                  N/A                 CUSIP:   G84278103

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report and Accounts          ISSUER            YES             FOR                  FOR

for 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Declare a final dividend for 2009                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors

PROPOSAL #5: Authorize the Directors to set the                 ISSUER            YES             FOR                  FOR

Auditors' fees

PROPOSAL #6.A: Re-elect Kent Atkinson                                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.B: Re-elect Baroness McDonagh                             ISSUER            YES             FOR                  FOR

PROPOSAL #6.C: Re-elect David Nish                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.A: Election of David Grigson                              ISSUER            YES             FOR                  FOR

PROPOSAL #7.B: Election of Sheelagh Whittaker                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Authorize the Directors to issue further        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #S.9: Approve to disapply share pre-emption         ISSUER            YES             FOR                  FOR

rights

PROPOSAL #S.10: Authorize the Company to buy back              ISSUER            YES             FOR                  FOR

shares

PROPOSAL #11: Approve to provide limited authority to        ISSUER            YES             FOR                  FOR

 make political donations and to incur political

expenditure

PROPOSAL #S.12: Approve to allow the Company to call         ISSUER            YES             FOR                  FOR

general meetings on 14 days' notice

PROPOSAL #S.13: Adopt a new Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #14: Approve the new Standard Life                        ISSUER            YES             FOR                  FOR

Investments Long-Term Incentive Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANLEY BLACK & DECKER, INC

  TICKER:                  SWK                 CUSIP:   854502101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: NOLAN D. ARCHIBALD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN G. BREEN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE W. BUCKLEY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VIRGIS W. COLBERT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MANUEL A. FERNANDEZ                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BENJAMIN H GRISWOLD, IV                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANTHONY LUISO                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN F. LUNDGREN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. RYAN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE ERNST & YOUNG LLP AS                     ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS FOR THE YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STANLEY ELECTRIC CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J76637115

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Authorize Use of Stock Option Plan for          ISSUER            YES         AGAINST           AGAINST

Directors, Excluded from the Regular Compensations,

and Allow Board to Authorize Use of Stock Option Plan

PROPOSAL #4: Approve Extension of Anti-Takeover                 ISSUER            YES         AGAINST           AGAINST

Defense Measures

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STAPLES, INC.

  TICKER:                  SPLS               CUSIP:   855030102

  MEETING DATE:      6/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BASIL L. ANDERSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ARTHUR M. BLANK           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MARY ELIZABETH            ISSUER            YES             FOR                  FOR

BURTON

PROPOSAL #1D: ELECTION OF DIRECTOR: JUSTIN KING                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: CAROL MEYROWITZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROWLAND T.                   ISSUER            YES             FOR                  FOR

MORIARTY

PROPOSAL #1G: ELECTION OF DIRECTOR: ROBERT C. NAKASONE      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: RONALD L. SARGENT        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ELIZABETH A. SMITH      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ROBERT E. SULENTIC      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: VIJAY VISHWANATH         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: PAUL F. WALSH               ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE LONG TERM CASH INCENTIVE        ISSUER            YES             FOR                  FOR

 PLAN.

PROPOSAL #03: TO APPROVE AN AMENDMENT TO STAPLES'              ISSUER            YES             FOR                  FOR

AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

INCREASING THE NUMBER OF SHARES OF COMMON STOCK

AUTHORIZED FOR ISSUANCE UNDER THE PLAN FROM

77,430,000 TO 97,430,000 AND AMENDING THE MATERIAL

TERMS OF THE PERFORMANCE GOALS OF THE PLAN.

PROPOSAL #04: TO RATIFY THE SELECTION BY THE AUDIT            ISSUER            YES             FOR                  FOR

COMMITTEE OF ERNST & YOUNG LLP AS STAPLES'

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 CURRENT FISCAL YEAR.

PROPOSAL #05: TO ACT ON A SHAREHOLDER PROPOSAL               SHAREHOLDER        YES         AGAINST               FOR

REGARDING THE ABILITY OF SHAREHOLDERS TO ACT BY

MAJORITY WRITTEN CONSENT.

PROPOSAL #06: TO ACT ON A SHAREHOLDER PROPOSAL               SHAREHOLDER        YES         AGAINST               FOR

PROVIDING SHAREHOLDERS OWNING 10% OF OUTSTANDING

SHARES WITH THE ABILITY TO CALL SPECIAL MEETINGS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STARBUCKS CORPORATION

  TICKER:                  SBUX               CUSIP:   855244109

  MEETING DATE:      3/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: HOWARD SCHULTZ             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BARBARA BASS                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM W. BRADLEY      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MELLODY HOBSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: KEVIN R. JOHNSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: OLDEN LEE                      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: SHERYL SANDBERG           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JAMES G. SHENNAN,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: JAVIER G. TERUEL         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MYRON E. ULLMAN,         ISSUER            YES             FOR                  FOR

III

PROPOSAL #1K: ELECTION OF DIRECTOR: CRAIG E. WEATHERUP      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF DELOITTE & TOUCHE LLP          ISSUER            YES             FOR                  FOR

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

RECYCLING STRATEGY FOR BEVERAGE CONTAINERS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STARHUB LTD

  TICKER:                  N/A                 CUSIP:   Y8152F132

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors report          ISSUER            YES             FOR                  FOR

and the audited accounts for the FYE 31 DEC 2009 and

the Auditors report therein

PROPOSAL #2: Re-elect Mr. Tan Guong Ching as the                ISSUER            YES             FOR                  FOR

Director, who retires by rotation, pursuant to

Article 93 of the Company's Articles of Association

PROPOSAL #3: Re-elect Mr. Steven Terrell Clontz as            ISSUER            YES             FOR                  FOR

the Director, who retires by rotation, pursuant to

Article 93 of the Company's Articles of Association

PROPOSAL #4: Re-elect Mr. Teo Ek Tor as the                        ISSUER            YES             FOR                  FOR

Independent Member of the Audit Committee, who

retires by rotation, pursuant to Article 93 of the

Company's Articles of Association

PROPOSAL #5: Re-elect Mr. Liu Chee Ming as the                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation, pursuant to

Article 93 of the Company's Articles of Association

PROPOSAL #6: Re-elect Mr. Neil Montefiore as the                ISSUER            YES             FOR                  FOR

Director, who will retire pursuant to Article 99 of

the Company's Articles of Association

PROPOSAL #7: Approve the sum of SGD 1,079,000 as the         ISSUER            YES             FOR                  FOR

Director's fee for the YE 31 DEC 2009  2008: SGD

1,078,000

PROPOSAL #8: Declare a final dividend of 5 cents per         ISSUER            YES             FOR                  FOR

ordinary share for the FYE 31 DEC 2009

PROPOSAL #9: Re-appoint KPMG LLP as the Auditors of          ISSUER            YES             FOR                  FOR

the Company and the authorize the Directors to fix

their remuneration

PROPOSAL #10: Authorize the Directors, subject to              ISSUER            YES             FOR                  FOR

such manner of calculation as may be prescribed by

the Singapore Exchange Securities Trading Limited, to

 issue shares in the capital of the Company, whether

by way of rights, bonus or otherwise, and to make or

grant offers, agreements or options that would

require shares to be issued, including but not

limited to the creation and issue of warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

deem fit; and the issue shares in pursuance of any

instrument made or granted by the Directors while

this resolution was in force; provided that 1) the

aggregate number of shares to be issued pursuant to

PROPOSAL #11: Authorize the Directors, pursuant to            ISSUER            YES         AGAINST           AGAINST

the exercise of options granted under the Star Hub

Pte ltd Share Option Plan, to allot and issue from

time to time such number of ordinary share in the

capital of the Company as may be required to be issued

PROPOSAL #12: Authorize the Directors, in accordance         ISSUER            YES         AGAINST           AGAINST

with the provisions of the Star Hub Share Option Plan

 2004, to offer and grant options and to grant awards

 in accordance with the provisions of the Star Hub

performance share plan and/or the Star Hub Restricted

 Stock Plan; and to allot and issue from time to time

 such number of ordinary shares in the capital of the

 Company as may be required to be issued pursuant to

the exercise of options under the Share Options Plan

and/or such number of fully paid ordinary shares as

may be required to be issued pursuant to the vesting

of awards under the Performance Share Plan and/or the

 Restricted Stock Plan; CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STARHUB LTD

  TICKER:                  N/A                 CUSIP:   Y8152F132

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

for the purpose of Sections 76C and 76E of the

Companies Act Chapter 50 of Singapore, to purchase or

 otherwise acquire issued ordinary shares in the

capital of the Company not exceeding in aggregate the

 maximum limit, at such price or prices as may be

determined by the Directors from time to time up to

the maximum price, by way of: market purchases on the

 Singapore Exchange Securities Trading Limited

transacted through the SGX-ST's trading system;

and/or off-market purchases in accordance with any

equal access schemes as may be determined or

formulated by the Directors as they consider fit,

which schemes shall satisfy all the conditions

prescribed by the Companies Act, and otherwise in

accordance with all other laws and regulations and

rules of the SGX-ST; the average of the closing

market prices of a Share over the last 5 Market Days,

 on which the Shares are transacted on the SGX-ST

immediately preceding the date of the market purchase

 by the Company or, as the case may be, the date of

the making of the offer pursuant to the CONTD.

PROPOSAL #2: Authorize the Company, its subsidiaries         ISSUER            YES             FOR                  FOR

and associated Companies, for the purposes of Chapter

 9 of the Listing Manual of the SGX-ST, that are

entities at risk, or any of them, to enter into any

of the transactions falling within the types of

interested person transactions with any party who is

of the class of interested persons as specified,

provided that such transactions are made on normal

commercial terms and in accordance with the review

procedures for such interested person transactions;

authorize the Directors of the Company to complete

and do all such acts and things as they may consider

expedient or necessary or in the interests of the

Company to give effect to the shareholders' mandate

and/or this resolution; [Authority expires at the

conclusion of the next AGM of the Company]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STARWOOD HOTELS & RESORTS WORLDWIDE

  TICKER:                  HOT                 CUSIP:   85590A401

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ADAM ARON                                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: CHARLENE BARSHEFSKY                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS CLARKE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLAYTON DALEY, JR.                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: BRUCE DUNCAN                                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: LIZANNE GALBREATH                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ERIC HIPPEAU                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN QUAZZO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS RYDER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRITS VAN PAASSCHEN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KNEELAND YOUNGBLOOD                             ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

PROPOSAL #03: TO REAPPROVE THE COMPANY'S ANNUAL                 ISSUER            YES             FOR                  FOR

INCENTIVE PLAN FOR CERTAIN EXECUTIVES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATE BK INDIA

  TICKER:                  N/A                 CUSIP:   Y8161Z129

  MEETING DATE:      6/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Central Board's report, the         ISSUER            YES             FOR                  FOR

balance sheet and profit and loss account of the Bank

 made up to the 31 MAR 2010 and the Auditors' report

on the balance sheet and accounts

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATE STREET CORPORATION

  TICKER:                  STT                 CUSIP:   857477103

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: K. BURNES                      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: P. COYM                         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: P. DE SAINT-AIGNAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: A. FAWCETT                    ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: D. GRUBER                      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: L. HILL                         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: J. HOOLEY                      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: R. KAPLAN                      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: C. LAMANTIA                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: R. LOGUE                       ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: R. SERGEL                      ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: R. SKATES                      ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: G. SUMME                       ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: R. WEISSMAN                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE A NON-BINDING ADVISORY                 ISSUER            YES             FOR                  FOR

PROPOSAL ON EXECUTIVE COMPENSATION.

PROPOSAL #03: TO RATIFY THE SELECTION OF ERNST &                ISSUER            YES             FOR                  FOR

YOUNG LLP AS STATE STREET'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER

PROPOSAL #04: TO VOTE ON A SHAREHOLDER PROPOSAL             SHAREHOLDER        YES         AGAINST               FOR

RELATING TO THE SEPARATION OF THE ROLES OF CHAIRMAN

AND CEO.

PROPOSAL #05: TO VOTE ON A SHAREHOLDER PROPOSAL             SHAREHOLDER        YES         AGAINST               FOR

RELATING TO A REVIEW OF PAY DISPARITY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATOIL ASA

  TICKER:                  N/A                 CUSIP:   R4446E112

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM by the Chair of the          ISSUER             NO              N/A                  N/A

corporate assembly

PROPOSAL #2: Election of a Chair of the meeting                  ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the notice and the agenda                    ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the registration of attending            ISSUER            YES             FOR                  FOR

shareholders and the proxies

PROPOSAL #5: Election of two persons to co-sign the          ISSUER            YES             FOR                  FOR

minutes together with the chair of the meeting

PROPOSAL #6: Approve the annual report and the                   ISSUER            YES             FOR                  FOR

accounts for Statoil Asa and the Statoil Group for

2009 including the Board of Directors proposal for

distribution of dividend

PROPOSAL #7: Approve the declaration on stipulation          ISSUER            YES             FOR                  FOR

of salary and other remuneration for Executive

PROPOSAL #8: Approve the determination of                            ISSUER            YES             FOR                  FOR

remuneration for the Company's Auditor

PROPOSAL #9.1: Election of Olaug Svarva as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.2: Election of Idar Kreutzer as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.3: Election of Karin Aslaksen as a Member        ISSUER            YES             FOR                  FOR

 of the Corporate Assembly

PROPOSAL #9.4: Election of Greger Mannsverk as a                ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.5: Election of Steinar Olsen as a Member         ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.6: Election of Ingvald Stroemmen as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.7: Election of Rune Bjerke as a Member of        ISSUER            YES             FOR                  FOR

 the Corporate Assembly

PROPOSAL #9.8: Election of Tore Ulstein as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.9: Election of Live Haukvik Aker as a              ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.10: Election of Siri Kalvig as a Member          ISSUER            YES             FOR                  FOR

of the Corporate Assembly

PROPOSAL #9.11: Election of Thor Oscar Bolstad as a          ISSUER            YES             FOR                  FOR

Member of the Corporate Assembly

PROPOSAL #9.12: Election of Barbro Haetta-Jacobsen as        ISSUER            YES             FOR                  FOR

 a Member of the Corporate Assembly

PROPOSAL #10: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Corporate Assembly

PROPOSAL #11.1: Election of Olaug Svarva as a Member         ISSUER            YES             FOR                  FOR

of the Nomination Committee until the AGM in 2012

PROPOSAL #11.2: Election of Bjoern Staale Haavik as a        ISSUER            YES             FOR                  FOR

 Member of the Nomination Committee until the AGM in

2012

PROPOSAL #11.3: Election of Tom Rathke as a Member of        ISSUER            YES             FOR                  FOR

 the Nomination Committee until the AGM in 2012

PROPOSAL #11.4: Election of Live Haukvik Aker as a            ISSUER            YES             FOR                  FOR

Member of the Nomination Committee until the AGM in

2012

PROPOSAL #12: Approve the determination of                          ISSUER            YES             FOR                  FOR

remuneration for the Nomination Committee

PROPOSAL #13: Grant authority to acquire Statoil                ISSUER            YES             FOR                  FOR

shares in the market in order to continue

implementation of the Share Saving Plan for employees

PROPOSAL #14: Grant autority to acquire Statoil                 ISSUER            YES             FOR                  FOR

shares in the market for annulment

PROPOSAL #15: Approve the changes to Articles of                ISSUER            YES             FOR                  FOR

Association: 1) Articles of Association Section 4; 2)

 Articles of Association Section 5; 3) Articles of

Association Section 7; 4) Articles of Association

Section 9; 5) Articles of Association Section 11

PROPOSAL #16: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES         AGAINST               FOR

PROPOSAL: approve the proposal from a Shareholder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STATS CHIPPAC LTD

  TICKER:                  N/A                 CUSIP:   Y8162B113

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited financial statements          ISSUER            YES             FOR                  FOR

of stats Chippac for the FYE 27 DEC 2009, together

with the reports of the Directors and the Auditors

PROPOSAL #2.A: Re-elect Mr. Tan lay koon as Director         ISSUER            YES             FOR                  FOR

of the Company,who retire pursuant to Article 94 of

the Articles of Association of Stats Chippac

PROPOSAL #2.B: Re-elect Mr. Peter Seah Lim Huat as            ISSUER            YES             FOR                  FOR

Director of the Company,who retire pursuant to

Article 94 of the Articles of Association of Stats

PROPOSAL #3.A: Re-appoint Mr. Charles R. Wofford as          ISSUER            YES             FOR                  FOR

Director of the Company,who retire under Section

153(6) of the Companies Act, Chapter 50 of Singapore

 the Companies Act , to hold office from the date of

this AGM until the next AGM of Stats Chippac

PROPOSAL #3.B: Re-appoint Mr. R. Douglas Norby as              ISSUER            YES             FOR                  FOR

Director of the Company,who retire under Section

153(6) of the Companies Act, Chapter 50 of Singapore

 the Companies Act , to hold office from the date of

this AGM until the next AGM of Stats Chippac

PROPOSAL #4: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 Auditors to hold office until the conclusion of the

next AGM of stats Chippac at a remuneration to be

determined by the Board of Director'S upon the

recommendation of the Audit Committee of the Board of

 Directors

PROPOSAL #5: Approve Director'S fees totalling                   ISSUER            YES             FOR                  FOR

approximately USD 467,000 (approximately SGD 652,000

based on the exchange rate as of 11 MAR 2010) for the

 FYE 26 DEC 2010

PROPOSAL #6.A: Authorize the Directors to allot and          ISSUER            YES             FOR                  FOR

issue shares and to create and issue instruments and

to allot and issue shares in connection therewith

pursuant to Section 161 of the Companies Act to allot

 and issue shares in the capital of Stats Chippac

whether by way of rights, bonus or otherwise; and/or

make or grant offers, agreements or options

collectively, Instruments  that might or would

require shares to be issued, including but not

limited to the creation and issue of  as well as

adjustments to  warrants, debentures or other

instruments convertible into shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and,  notwithstanding

the authority conferred by this resolution may have

PROPOSAL #6.B: Authorize to allot and issue shares            ISSUER            YES         AGAINST           AGAINST

pursuant to the stats Chippac Ltd. substitute share

purchase and option plan and the stats Chippac Ltd.

substitute equity incentive plan that to allot and

issue from time to time such number of shares of

stats Chippac as may be required to be issued

pursuant to the exercise of the options under the

PROPOSAL #6.C: Authorize the Directors to allot and          ISSUER            YES         AGAINST           AGAINST

issue shares pursuant to the stats Chippac Ltd Share

Option Plan that the Director'S be and are hereby

authorized to allot and issue from time to time such

number of shares of stats Chippac as may be required

to be issued pursuant to the exercise of the options

under the Share Option Plan

PROPOSAL #6.D: Authorize the Directors the grant                ISSUER            YES         AGAINST           AGAINST

performance shares and allot and issue shares

pursuant to the stats Chippac Ltd. performance share

plan 2009 to grant performance shares, which

represent unfunded and unsecured rights to receive

ordinary shares of stats Chippac , free of payment,

in accordance with the rules of the PSP 2009, and to

allot and issue from time to time such number of

fully paid-up ordinary shares in the capital of stats

 Chippac as may be required or allowed to be allotted

 and issued pursuant to the rules of the PSP 2009

PROPOSAL #6.E: Authorize the Directors to award and          ISSUER            YES         AGAINST           AGAINST

allot and issue shares pursuant to the stats Chippac

Ltd. equity grant plan for Non-Executive Directors to

 make offers to selected Directors of stats Chippac

who perform a Non-Executive function to participate

in the ned equity grant plan in accordance with the

rules of the ned equity grant plan, and to allot and

issue from time to time such number of fully paid-up

ordinary shares in the capital of stats Chippac as

may be required or allowed to be allotted and issued,

 free of payment, pursuant to the rules of the ned

equity grant plan

PROPOSAL #7: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STE DES AUTOROUTES PARIS-RHIN-RHONE ANC.AUTOROUTES

  TICKER:                  N/A                 CUSIP:   F87829101

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements for            ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #2.: Approve the consolidated financial                ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #3.: Approve the allocation of income                    ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the agreements pursuant to                ISSUER            YES             FOR                  FOR

Article L.225-38 of the Commercial Code

PROPOSAL #5.: Ratify the co-optation of Mr. Edward            ISSUER            YES         AGAINST           AGAINST

BECKLEY as a Board Member

PROPOSAL #6.: Ratify the co-optation of Mr. Peter              ISSUER            YES         AGAINST           AGAINST

TRENT as a Board Member

PROPOSAL #7.: Powers for the formalities                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STEEL AUTHORITY OF INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y8166R114

  MEETING DATE:      9/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

Profit & loss account for the YE 31 MAR 2009, the

balance sheet as at that date and the Directors' and

the Auditors' reports thereon

PROPOSAL #2.: Re-appoint Shri R. Ramaraju as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Prof. Javaid Akhtar as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri P.K. Sengupta as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. Vinayshil Gautam as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Approve to fix the remuneration of the         ISSUER            YES             FOR                  FOR

Auditors of the Company appointed by the Comptroller

& Auditor General of India for the year 2009-2010

PROPOSAL #7.: Declare dividend for the FY 2008-2009           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-appoint Shri S.N. Singh as a                     ISSUER            YES             FOR                  FOR

Director of the Company, liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STEINHOFF INTL HLDGS LTD

  TICKER:                  N/A                 CUSIP:   S81589103

  MEETING DATE:      12/7/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt and approve the annual financial         ISSUER            YES             FOR                  FOR

statements of the Company for the YE 30 JUN 2009

together with the report of the Directors and the

Auditors thereon

PROPOSAL #2.: Re-appoint Messrs Deloitte & Touche of         ISSUER            YES             FOR                  FOR

Pretoria [the firm] as the Auditors of the Company as

 contemplated under Sections 270 and 274 of the

Companies Act, 61 of 1973, as amended [the Act], with

 Udo Bohmer, a registered Auditor and Member of the

firm as the individual who will undertake the audit

PROPOSAL #3.: Approve the remuneration to be paid by         ISSUER            YES             FOR                  FOR

the Company to its Directors for the FYE 30 JUN 2010,

 as specified

PROPOSAL #4.1.1: Re-elect D.C. Brink as a Director,          ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Articles of Association

PROPOSAL #4.1.2: Re-elect F.A. Sonn as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Articles of Association

PROPOSAL #4.1.3: Re-elect B.E. Steinhoff as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Articles of Association

PROPOSAL #4.2: Ratify the appointment of S.F.                     ISSUER            YES             FOR                  FOR

Booysen, whom the Board consider to be independent,

as a Non-Executive Director with effect from 08 SEP

PROPOSAL #4.3.1: Ratify the appointment of H.J.K.              ISSUER            YES             FOR                  FOR

Ferreira as an Executive Director with effect from 01

 MAY 2009

PROPOSAL #4.3.2: Ratify the appointment of S.J.                 ISSUER            YES             FOR                  FOR

Grobler to the Board as an Executive Director with

effect from 01 MAY 2009

PROPOSAL #5.O.1: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, in terms of Section 221(2) of the Act, but

subject to the listings requirements of the JSE

Limited [the listing requirements] and the Act,

140,000,000 ordinary shares of 0.5 cents [one half of

 a cent] each and 15,000,000 non-cumulative, non-

redeemable, non-participating preference shares of

0.1 cent each in the authorized but unissued share

capital of the Company, until the next AGM, to allot

and issue such shares to such person(s) and on such

terms and conditions as the Directors may in their

sole discretion determine, including but not limited

to any allotments to shareholders as capitalization

PROPOSAL #6.O.2: Authorize the Directors, subject to         ISSUER            YES         AGAINST           AGAINST

and in accordance with the listings requirements

30,000,000 unissued ordinary shares of 0.5 cents [one

 half of cent] each in the Company as authorized, for

 the continued implementation of the Steinhoff

International Incentive Schemes, and the obligations

of the Company under the Unitrans Limited Share

Incentive Scheme

PROPOSAL #7.S.1: Authorize the Company to acquire the        ISSUER            YES             FOR                  FOR

 shares issued by it, on such terms and conditions as

 may be determined by the Directors and the

acquisition by any subsidiary of the Company of

shares issued by the Company, on such terms and

conditions as may be determined by the Directors of

any such subsidiary, as a general approval in terms

of Section 85(1) and 89 of the Act, subject to the

relevant provisions of the Act and to the listings

requirements in force at the time of acquisition and

provided that: such acquisition is permitted in terms

 of the Act and the Company's Articles of

Association, to a maximum of 20% of the issued share

capital of that class in one FY provided that the

acquisition of shares by a subsidiary of the Company

may not, in any one FY, exceed 10% in the aggregate

of the number of issued shares of the Company;

repurchases shall not be made at a price more than

10% above the weighted average of the market value of

 the securities traded for the 5 business days

immediately preceding the date on which the

transaction is effected; the repurchase of securities

 being implemented through the order book operated by

 the JSE trading system (open market) and without any

 prior understanding or arrangement with any

counterparty; the Company will, at any point in time,

 appoint only one agent to effect any repurchase(s)

on the Company's behalf; after such repurchase(s), at

 least 500 public shareholders, as defined in the

listings requirements, continue to hold at least 20%

of the Company's issued shares; such repurchase(s)

shall not occur during a prohibited period as defined

 in the listings requirements unless implemented in

accordance with a repurchase programme which

commenced prior to the prohibited period; when 3% of

the initial number, i.e., the number of shares in

issue at the time that the general authority from

shareholders is granted, is cumulatively repurchased

and for each 3% in aggregate of the initial number

acquired thereafter, an announcement shall be made in

 accordance with the listings requirements; a

certificate by the Company's sponsor, in terms of

paragraph 2.12 of the listings requirements

confirming the statement by the Directors regarding

working capital referred to hereunder in this notice

convening the meeting shall be issued before the

commencement of any repurchase; [Authority expires at

PROPOSAL #8.O.3: Authorize the Directors, by way of a        ISSUER            YES             FOR                  FOR

 general authority, to distribute to shareholders of

the Company any share capital and reserves of the

Company in terms of Section 90 of the Act, in terms

of the listing requirements and Article 56A of the

Company's Articles of Association; with or without

the right of election to receive shares as a

capitalization award, such general authority will

provide the Board with the flexibility to distribute

any surplus capital of the Company to its

shareholders, provided that: any general payment by

the Company shall not exceed 20% of the Company's

issued share capital and reserves, excluding minority

 interests and any revaluation of assets and

intangible assets that are not supported by an

independent professional acceptable to the JSE

Limited, to afford shareholders the right to elect to

 receive capitalization awards instead of any cash

distribution contemplated in respect of this

resolution and any general payment is made pro rata

to all shareholders; [Authority expires at the

earlier of the conclusion of the next AGM of the

Company or 15 months from the passing of this

PROPOSAL #9.O.4: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company, in terms of Article 26.2 of the Articles of

Association of the Company to create and issue

convertible debentures, debenture stock, bonds or

other convertible instruments in respect of

140,000,000 ordinary shares of 0.5 cents [one half of

 a cent] each in the capital of the Company, subject

to a conversion premium of not less than 20% above

the volume-weighted traded price of the shares in the

 Company for the 3 trading days prior to pricing and

to such conversion and other terms and conditions as

they may determine in their sole and absolute

discretion, but subject at all times to the listings

requirements; the Company will, after effecting such

issue which represent, on a cumulative basis with in

a FY, 5% or more of the number of shares in issue

prior to that issue, publish an announcement

containing full details of the issue, or any other

announcements that may be required in such regard in

terms of the listings requirements as applicable from

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STERLITE INDS INDIA LTD

  TICKER:                  N/A                 CUSIP:   Y8169X209

  MEETING DATE:      6/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the Balance Sheet as at 31 MAR              ISSUER            YES             FOR                  FOR

2010 and the profit and loss account of the Company

for the YE on that date and the report of the

Director's and Auditor's thereon

PROPOSAL #2: Declare a dividend on equity shares of          ISSUER            YES             FOR                  FOR

the Company for the FY 2009-2010

PROPOSAL #3.: Appointment of Mr. Anil Agarwal as a            ISSUER            YES         AGAINST           AGAINST

Director, who retires by rotation

PROPOSAL #4: Appointment of Mr.Gaufam Doshi as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5: Appointment of Auditors, to hold office         ISSUER            YES             FOR                  FOR

from the conclusion of this AGM upto the conclusion

of the next AGM of the Company and approve to fix

their remuneration

PROPOSAL #6: Approve, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Articles 4 and 48 of the Articles of Association and

Sections 13, 16, 94 and 97 and other applicable

provisions if any, of the Companies Act, 1956

(including any amendments or re-enactment thereof),

to increase the authorized share capital of the

Company from INR 185 crores to INR 500 crores

PROPOSAL #7: Approve, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Article 4 and 48, of the Articles of Association of

the Company and Sections 13, 1 6, 94 and 97,and all

other applicable provisions, if any, of the Companies

 Act, 1956,  including any amendments thereof  and

subject to such approvals, consents, permissions and

sanctions, if any as may be required from any

authority and subject to such conditions as may be

agreed to by the Board of Directors of the Company

hereinafter referred to as the Board, which term

shall also include any committee thereof , consent of

 the Members be accorded for sub-dividing the equity

shares of the Company, including the paid-up shares,

such that each existing equity share of the Company

of the face value of INR 2 each be sub-divided into

two equity shares of the face value INR 1 each and

consequently, the authorized share capital of the

Company of INR 500 crores would comprise of 500

crores equity shares of INR 1 each; purs

PROPOSAL #CONT: of the Company, the issued,                        ISSUER             NO              N/A                  N/A

subscribed and paid up equity shares of face value

INR 2 each, shall stand sub-divided into equity

shares of face value of INR 1 each fully paid-up; and

 the sub-division of shares shall he effective and

simultaneous with the allotment of Bonus Shares by

the Board or as per the advice of the Stock

Exchanges; authorize the Board to do, perform and

execute all such acts. deeds, matters and things as

it may consider necessary, expedient, usual or proper

 to give effect to this resolution including but not

limited to fixing of the record date as per the

requirement of the Listing Agreement, execution of

all necessary documents with the Stock Exchanges and

PROPOSAL #CONT: CONT Depositories, Reserve Bank of            ISSUER             NO              N/A                  N/A

India and/or any other relevant statutory authority,

if any, cancellation or rectification of the existing

 physical share certificates in lieu of the old

certificates and to settle any question or difficulty

 that may arise with regard to the subdivision of the

 equity shares as aforesaid or for any matters

herewith or incidental hereto

PROPOSAL #8: Approve, pursuant to the provisions of          ISSUER            YES             FOR                  FOR

Sections 13, 16, 94 and 97 and all other applicable

provisions, if any, of the Companies Act, 1956,

including amendments thereto or re-enactment thereof,

 the Memorandum of Association of the Company as

specified: the existing Clause V of the Memorandum of

 Association of the Company be deleted by

substitution in its place and instead the specified

Clause as new Clause V  as specified ; the alteration

 to the Memorandum of Association shall be effective

and simultaneous with the allotment of Bonus Shares

by the Board of Directors or a Committee thereof;

authorize the Board of Directors of the Company or

any Committee thereof to do perform and execute all

such acts matters, deeds and things as it may

consider necessary, CONT

PROPOSAL #CONT: CONT expedient usual or proper to              ISSUER             NO              N/A                  N/A

give effect to this resolution including but not

limited to filing of necessary forms with the

Registrar of Companies and to comply with all other

requirements in this regard and for any matters

connected herewith or incidental hereto

PROPOSAL #9: Authorize the Board, pursuant to the              ISSUER            YES             FOR                  FOR

provisions of Article 116 of the Articles of

Association of the Company and upon the

recommendations of the Board of Directors made at

their meeting held on 26 APR 2010  hereinafter

referred to at the Board which term shall be deemed

to include any Committee of the Board of Directors

formed for the time being to exercise the powers

conferred on the Board of Directors in this behalf

and pursuant to the applicable provisions of the

Companies Act, 1956, and in accordance with the

Securities & Exchange Board of India  Issue of

Capitol and Disclosure Requirements  Regulations,

2009  the Regulations  and subject to such necessary

approvals, permissions and sanctions, as may be

required and subject to such terms and conditions as

may be specified while according such approvals, a

sum of INR 168,08,00,844 CONT

PROPOSAL #CONT: CONT out of the sum standing to the          ISSUER             NO              N/A                  N/A

credit of share premium 'account, forming part of

General Reserves of the Company, capitalized and

utilized for allotment of 1 Bonus equity share of INR

 1 credited as fully paid up for every, 1 eligible

existing fully paid  subdivided  equity share of INR

1 held by the Members and authorize the Board, to

appropriate the said sum for distribution to and

amongst the Members of the Company whose names appear

 in the Register of Members or as the beneficial

owners of the equity shares of the Company, in the

records of the Depositories at the close of business

on such date  hereinafter referred to as the Record

Date to be hereafter fixed by the Board and on the

basis and that the Bonus Shares so distributed shall,

 for all purposes, be treated as an increase in the

nominal amount CONT

PROPOSAL #CONT: CONT in the Capital of the Company,          ISSUER             NO              N/A                  N/A

held by each such member and not as income; approve

the new equity shares shall be allotted subject to

the Memorandum and Articles of Association of the

Company and shall in all respects rank pari passu

with the existing subdivided fully paid-up equity

shares of the Company, with a right, to participate

in dividend in full that may be declared after the

date of allotment of these equity shares as the Board

 may be determine; pursuant to Securities & Exchange

Board of India Issue of Capital and Disclosure

Requirements  Regulations, 2009, such number of bonus

 equity shares as in the same proportion  i.e. one

new fully paid by equity share of INR l for every one

 existing fully paid  sub-divided  equity shares of

INR l each held in the Company as on Record Date  be

reserved in favour of the holders of the CONT

PROPOSAL #CONT: CONT outstanding 4% Convertible                 ISSUER             NO              N/A                  N/A

Senior Notes  the Convertible Notes  issued by the

Company for issue and allotment at the time of

conversion in respect of such of those Convertible

Notes which may be lodged for conversion on or before

 the Record Date; authorize the Board in respect of

the outstanding Convertible Notes lodged for

conversion after the Record Date to make appropriate

adjustment in the conversion rate of shares to be

issued on conversion of such 'Convertible Notes' in

terms of the provisions of the concerned Offering

Circular so as to give the benefit of the Bonus

Issue, as aforesaid, to the holders of such

outstanding 'Convertible Notes' as well and to do all

 such things, deeds in this regard; to capitalize the

 required amount out of the Company's General Reserve

 Account/Securities Premium Account or such other

PROPOSAL #CONT: CONT as are permissible to he                     ISSUER             NO              N/A                  N/A

utilized for the purpose, as per the audited accounts

 of the Company for the financial YE 31 MAR 2009 and

that the said amount be transferred to the Share

Capital Account and be applied to issue and allotment

 of the said equity shares as Bonus Shares credited

as fully paid up; no letter of allotment shall, be

issued in respect of the said bonus shares but in the

 case of members who opt to receive the bonus shores

in dematerialized form, the bonus shares aforesaid

shall be credited to the beneficiary accounts of the

shareholders with their respective Depository

Participants within the stipulated time as may be

allowed by the appropriate authorities and in the

case of shareholders who opt to receive the bonus

shares in physical form, the share certificates CONT

PROPOSAL #CONT: CONT in respect thereof shall be                ISSUER             NO              N/A                  N/A

delivered within such time as may be allowed by the

appropriate authorities; to take necessary steps for

listing of the bonus shares so allotted on the stock

exchanges where the securities of the Company are

listed as per the provisions of the Listing

Agreements with the stock exchanges concerned, the

regulations and other applicable laws; authorize the

Board to do perform and execute all such acts, deeds,

 matters and things and to give from time to time

such directions as may be necessary, expedient, usual

 or proper and to settle any question or doubt that

may arise in relation there to or as the Board in its

 absolute discretion may think fit and its decision

shall be final and binding on all members and other

interest persons and to do all acts connected here

with or incidental hereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STERLITE INDUSTRIES (INDIA) LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y8169X209

  MEETING DATE:      7/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company [the Board which term shall include any

Committee which the Board of Directors may have

constituted or may hereafter constitute for the time

being for exercising the powers conferred on the

Board of Directors by this Resolution], pursuant to

the provisions of Section 81[1A] and all other

applicable provisions, if any, of the Companies Act,

1956 and any other laws, rules and regulations

[including any amendments thereto or re-enactments

thereof for the time being in force] as may be

applicable and subject to the provisions of the

Memorandum and Articles of Association of the Company

 and subject to such approvals, consents, permissions

 and sanctions of such statutory and/or regulatory

authorities, including of the Stock Exchanges in

terms of the Listing Agreements entered into by the

Company with the Stock Exchanges where the shares of

the Company are listed, as may be applicable, and

subject to such conditions and modifications as may

be prescribed by any of them in granting such

approvals, consents, permissions and sanctions which

may be agreed and pursuant to the provisions of the

SEBI Guidelines for Qualified Institutions Placement

[QIP] under Chapter XIII-A of the SEBI [Disclosure

and Investor Protection] Guidelines, 2000 for the

time being in force, whether or not such QIBs are

members of the Company, the consent of the members be

 and is hereby accorded to the Board to create,

offer, issue and allot in one or more

placements/tranches to Qualified Institutional Buyers

 [QIB] as defined in sub clause [XXIVA] of Clause 1.2

 of SEBI [Disclosure and Investor Protection]

Guidelines, 2000 for the time being in force, equity

shares and/or fully convertible debentures and/or

partly convertible debentures and/or non-convertible

debentures with warrants, and/or any securities

[other than warrants], which are convertible into or

exchangeable with equity shares at a later date [the

Securities] at such time or times as the Board may

hereafter decide and at a price to be determined by

the Board in accordance with Clause 13A.3 of SEBI

Guidelines for Qualified Institutions Placement

specified under Chapter XIII-A of SEBI [Disclosure

and Investor Protection] Guidelines, 2000 for the

time being in force, provided that the issue of

Securities as aforesaid shall not result in increase

of the issued, subscribed and paid-up capital of the

Company by more than 25% [twenty five per cent] of

the then post issue, issued, subscribed and paid-up

equity share capital of the Company; approve in

accordance with Clause 13A.2.2 of Chapter XIII-A of

SEBI [Disclosure and Investor Protection] Guidelines,

 2000, for the time being in force, a minimum of 10%

of the securities issued pursuant to said guidelines

shall be allotted to mutual funds and if no mutual

fund is agreeable to take up the minimum portion or

any part thereof, then such minimum portion or part

thereof may be allotted to other Qualified

Institutional Buyers; approve the relevant date for

PROPOSAL #S.2: Authorize the Board, pursuant to the          ISSUER            YES         AGAINST           AGAINST

provisions of Section 81[1A] and all other applicable

 provisions, if any, of the Companies Act, 1956 and

any other laws, rules and regulations [including any

amendments thereto or re-enactments thereof for the

time being in force] as may be applicable and subject

 to the provisions of the Memorandum and Articles of

Association of the Company and subject to such

approvals, consents, permissions and sanctions of

such statutory and/or regulatory authorities,

including of the Reserve Bank of India and/or Stock

Exchanges in terms of the listing Agreements entered

into by the Company with the Stock Exchanges where

the shares of the Company are listed, as may be

applicable, and subject to such conditions and

modifications, as may be prescribed by any of them in

 granting such approvals, consents, permissions and

sanctions which may be agreed to by the Board of

Directors of the Company [the Board which term shall

include any Committee which the Board of Directors

may have constituted or may hereafter constitute for

the time being for exercising the powers conferred on

 the Board of Directors by this Resolution], to

create, offer, issue and allot in any security

including Global Depositary Receipts [GDRs], American

 Depositary Receipts [ADRs] convertible into equity

shares, preference shares whether cumulative /

redeemable / convertible at the option of the Company

 and / or the option of the holders of the security

and / or securities linked to equity shares /

preference shares and/or any other instrument or

securities representing convertible securities such

as Foreign Currency Convertible Bonds [FCCBs]

debentures or warrants convertible or like

instruments of a type issued in international

jurisdictions in offerings of this nature, whether

convertible into or exchangeable with depositary-

receipts for underlying equity shares/equity shares

/preference shares, [the Securities] to be subscribed

 by foreign/domestic investors/ institutions and/or

corporate bodies/entities including mutual funds,

banks, insurance companies and / or individuals or

otherwise, whether or not such

persons/entities/investors are members of the Company

 whether in one or more currency, such issue and

allotment to be made at such time or times in one or

more tranche or tranches, at par or at such price or

prices, and on such terms and conditions and in such

manner as the Board may, in its absolute discretion

think fit, in consultation with the lead managers,

underwriters, advisors or other intermediaries

provided that the issue of Securities as aforesaid

shall not result in increase of the issued,

Subscribed and Paid-up Capital of the Company by more

 than 25% of the then post-issue, Issued, subscribed

and paid-up equity share capital of the Company;

approve without prejudice to the generality of the

above, the issue of Securities may have all or any

terms or combination of terms including conditions in

 relation to payment of interest, additional

interest, premium on redemption, prepayment and any

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STERLITE INDUSTRIES (INDIA) LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y8169X209

  MEETING DATE:      9/19/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009 and the profit and loss account of the

 Company for the YE on that date and the report of

the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on the equity shares        ISSUER            YES             FOR                  FOR

 for the FY 2008-2009

PROPOSAL #3.: Re-appoint Mr. Berjis Desai as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Sandeep Junnarkar as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors to hold office              ISSUER            YES             FOR                  FOR

from the conclusion of this AGM up to the conclusion

of the next AGM of the Company and approve to fix

their remuneration

PROPOSAL #6.: Appoint Mr. D. D. Jalan as a Director          ISSUER            YES             FOR                  FOR

of the Company, who is not liable to retire by

PROPOSAL #7.: Approve, subject to the provisions of          ISSUER            YES             FOR                  FOR

Section 198, 269, 309,310 and other applicable

provisions if any of the Companies Act, 1956 and

Schedule XIII thereof [inducing any statutory

modifications and re-enactment thereof, for the time

being in force], the appointment of Mr. D. D. Jalan

as a Whole Time Director of the Company from 24 DEC

2008 to 23 DEC 2010 on the terms and conditions

including remuneration as specified, with authority

to the Board of Directors to vary or increase the

remuneration and perquisites payable or to be

provided to Mr. D. D. Jalan including any monetary

value thereof to the extent the Board of Directors

may consider appropriate and to alter and vary the

terms and conditions of the agreement entered into by

 the Company with Mr. D. D. Jalan, as may be agreed

between the Board of Directors and Mr. D. D. Jalan;

resolved further that in the event of absence or

inadequacy of profits in any FY, the Company shall

remunerate Mr. D. D. Jalan, minimum remuneration

which will be by way of salary, perquisites or any

other allowance as specified in the Agreement and in

accordance with the applicable provisions of the

Companies Act 1956; authorize the Board of Directors

of the Company to do all such acts, deeds and matters

 and things as in its absolute discretion it may

consider necessary expedient or desirable to give

effect to this resolution and also to revise the

remuneration of the Whole time Director within the

PROPOSAL #S.8: Approve, subject to the provisions of         ISSUER            YES             FOR                  FOR

Sections 198 and 309 and all other applicable

provisions if any, of the Companies Act, 1956,

[including any amendment thereto for the time being

in force], the payment of commission to the Non-

Executive Directors of the Company [other than the

Managing Director and Whole Time Director, if any] as

 may be decided by the Board, from time to time but

not exceeding 1% per annum of the net profits of the

Company calculated in accordance with the provisions

of the Act, such commission be divisible amongst the

Directors in such proportion and in such manner as

may be decided by the Board of Directors of the

Company for the period of 5 years commencing from 01

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STMICROELECTRONICS N V

  TICKER:                  N/A                 CUSIP:   N83574108

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Approve the Board of Directors' report          ISSUER             NO              N/A                  N/A

on financial year 2009 and related discussion

PROPOSAL #3: Receive the report of the Supervisory            ISSUER             NO              N/A                  N/A

Board on FY 2009 and related discussion

PROPOSAL #4.a: Approve a Corporate Governance                      ISSUER             NO              N/A                  N/A

PROPOSAL #4.b: Approve the balance sheet as of FY 2009      ISSUER            YES             FOR                  FOR

PROPOSAL #4.c: Adopt a dividend of USD 0.28 for each         ISSUER            YES             FOR                  FOR

ordinary share for FY 2009

PROPOSAL #4.d: Grant discharge of the sole Member of         ISSUER            YES             FOR                  FOR

the Managing Board

PROPOSAL #4.e: Grant discharge of the Supervisory              ISSUER            YES             FOR                  FOR

Board Members

PROPOSAL #5: Approve to confirm surveillance councils        ISSUER            YES             FOR                  FOR

 Member

PROPOSAL #6: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

Accountants N:V. as the External Auditors

PROPOSAL #7: Approve the shares remuneration portion         ISSUER            YES         AGAINST           AGAINST

for Chairman and Chief Executive Officer

PROPOSAL #8: Authorize the Board of Directors to buy         ISSUER            YES             FOR                  FOR

own shares for 18 months starting from meeting

resolutions up on approval of surveillance council

PROPOSAL #9: Question time                                                       ISSUER             NO              N/A                  N/A

PROPOSAL #10: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STOCKLAND, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q8773B105

  MEETING DATE:      10/20/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: As required by Section 317 of the                 ISSUER             NO              N/A                  N/A

Corporations Act, the annual financial report,

including the Directors' report and financial

statements for the YE 30 JUN 2009, together with the

Independent Auditor's report will be laid before the

meetings; the combined reports of the Company and the

 Trust for the YE 30 JUN 2009 will also be laid

before the meeting; no resolution is required for

this item of business

PROPOSAL #2.: Elect Ms. Carolyn Hewson, as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in accordance with the

Company's Constitution

PROPOSAL #3.: Re-elect Mr. Terry Williamson, as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Company's Constitution

PROPOSAL #4.: Approve the Company's remuneration                ISSUER            YES             FOR                  FOR

report for the FYE 30 JUN 2009

PROPOSAL #5.: Approve, for all purposes, including            ISSUER            YES             FOR                  FOR

under the Corporations Act and the Listing Rules of

ASX Limited, for: a] the participation in the

Stockland Performance Rights Plan by Mr. M. Quinn,

Managing Director as to 1,260,000 performance rights;

 and b] the issue to and acquisition by Mr. M. Quinn

of those performance rights and, in consequence of

vesting of those performance rights, of Stockland

Stapled Securities, in accordance with the Stockland

Performance Rights Plan Rules as amended from time to

 time and on the basis as specified on items of

business accompanying the notice of meeting convening

 this meeting

PROPOSAL #6.: Ratify the issue of 42 million Stapled         ISSUER            YES             FOR                  FOR

Securities at an issue price of AUD 3.63 to Deutsche

Bank AG on 27 FEB2009

PROPOSAL #7.: Ratify the issue of 75 million Stapled         ISSUER            YES             FOR                  FOR

Securities at an issue price of AUD 2.70 to

professional investors on 28 MAY 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STORA ENSO OYJ, HELSINKI

  TICKER:                  N/A                 CUSIP:   X21349117

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Matters of order for the meeting                      ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of persons to confirm the                 ISSUER             NO              N/A                  N/A

minutes and to supervise the counting of votes

PROPOSAL #4: Recording the legality of the meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #5: Recording the attendance at the meeting         ISSUER             NO              N/A                  N/A

and adoption of the list of votes

PROPOSAL #6: Presentation of the annual accounts and         ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the

auditor's report for the year 2009

PROPOSAL #7: Adopt the accounts                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Approve to pay EUR 0.20 per share as              ISSUER            YES             FOR                  FOR

capital return

PROPOSAL #9: Grant discharge from Liability                         ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the remuneration of Board                 ISSUER            YES             FOR                  FOR

members

PROPOSAL #11: Approve the number of Board members               ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect Messrs. G. Brock, B.Kantola,          ISSUER            YES             FOR                  FOR

J. Rantanen, H.Straberg, M.Vuoria, M. Wallenberg as

the Board Members and elect C. Grasso and M. Makinen

as the new Members of Board

PROPOSAL #13: Approve the remuneration of Auditor               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Re-elect Authorized Public Accountants         ISSUER            YES             FOR                  FOR

Deloitte and Touche Oy as a Auditor

PROPOSAL #15: Appoint the Nomination Committee                    ISSUER            YES         AGAINST           AGAINST

PROPOSAL #16: Amend the Articles of Association                  ISSUER            YES             FOR                  FOR

PROPOSAL #17: Decision making order                                       ISSUER             NO              N/A                  N/A

PROPOSAL #18: Closing of Meeting                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STOREBRAND ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R85746106

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the presentation of register              ISSUER            YES             FOR                  FOR

listing shareholders and proxies present

PROPOSAL #3: Adopt the meeting notice and agenda                ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of two persons to sign the                ISSUER            YES             FOR                  FOR

minutes together with the Meeting

PROPOSAL #5: Approve the briefing on activities                  ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the presentation of the 2009              ISSUER            YES             FOR                  FOR

Annual Financial Statement and adoption of Annual

Accounts and Annual report of the Board of Directors

proposes that no dividends be paid for 2009

PROPOSAL #7: Approve the Board statement on                        ISSUER            YES             FOR                  FOR

remuneration of executive employees

PROPOSAL #8: Authorize the Board of Directors to let         ISSUER            YES             FOR                  FOR

the Company acquire shares in Storebrand ASA for the

purpose of offering redemption of shareholders

holding small blocks of shares

PROPOSAL #9: Amend the Articles of Association                    ISSUER            YES             FOR                  FOR

PROPOSAL #10: Approve the instructions for the                   ISSUER            YES             FOR                  FOR

Election Committee of Storebrand ASA

PROPOSAL #11: Election of Members and alternates to          ISSUER            YES             FOR                  FOR

the Board of Representatives, including proposal for

the Board of Representatives regarding who should be

elected Chairman and Deputy Chairperson

PROPOSAL #12: Election of Members for the Election            ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #13: Election of Members and alternate to            ISSUER            YES             FOR                  FOR

the Control Committee

PROPOSAL #14: Approve the remuneration of the Board          ISSUER            YES             FOR                  FOR

of Representatives, the Election Committee and the

Control Committee

PROPOSAL #15: Adop the Auditors remuneration,                     ISSUER            YES             FOR                  FOR

including the Board of Directors, the statement on

allocation of remuneration between auditing and other

 services

PROPOSAL #16: Closing of the AGM                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STRABAG SE-BR

  TICKER:                  N/A                 CUSIP:   A8363A118

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation of the annual          ISSUER            YES             FOR                  FOR

report, status and Corporate Governance report,

proposal about the allocation of the net income and

Supervisory Board report for the FY 2009

PROPOSAL #2: Approve the allocation of the net income        ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the action of the Members of the        ISSUER            YES             FOR                  FOR

 Management Board for the FY 2009

PROPOSAL #4: Approve the action of the Members of the        ISSUER            YES             FOR                  FOR

 Supervisory Board for the FY 2009

PROPOSAL #5: Election of the Auditors for the FY 2010        ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of the Supervisory Board                    ISSUER            YES             FOR                  FOR

PROPOSAL #7: Authorize the Management Board to                   ISSUER            YES             FOR                  FOR

purchase own shares over the Stock Exchange and off-

market due par 65 cl. 1 as well as cl. 1a and 1b

Aktg, up to 10% of the Stock Capital, with the

simultaneous authorization of the MGMT Board to

liquidate own shares by other means an via the Stock

Exchange or a public offer

PROPOSAL #8: Amend the Company charter paragraphs 3,         ISSUER            YES             FOR                  FOR

4, 7, 9, 12, 13, 16, 17, 18, 19, 20, 21 especially

about the new legal adjustments amended Act 2009

AkTRAEG

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STRAUMANN HLDG AG

  TICKER:                  N/A                 CUSIP:   H8300N119

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the 2009            ISSUER            YES             FOR                  FOR

business report and the reports of the Auditors

PROPOSAL #2.: Approve the 2009 annual report                       ISSUER            YES             FOR                  FOR

(including the compensation report), the 2009 annual

financial statements and the 2009 consolidated

financial statements

PROPOSAL #3.: Approve to vote on the appropriation of        ISSUER            YES             FOR                  FOR

 available earnings

PROPOSAL #4.: Grant discharge to the Board of                     ISSUER            YES         AGAINST           AGAINST

Directors

PROPOSAL #5.1: Re-election of Dr. Sebastian                        ISSUER            YES             FOR                  FOR

Burckhardt as a Director

PROPOSAL #5.2: Re-election of Dominik Ellenrieder as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #5.3: Re-election of Dr. H. C. Thomas                   ISSUER            YES             FOR                  FOR

Straumann as a Director

PROPOSAL #5.4: Re-election of Gilbert Achermann as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.5: Election of Roland Hess as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5.6: Election of Ulrich Looser as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5.7: Election of Dr. Beat Luethi as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.8: Election of Stefan Meister as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.: Appointment of the Auditors                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STRAUSS GROUP LTD

  TICKER:                  N/A                 CUSIP:   M8553H110

  MEETING DATE:      11/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the discussion of the financial        ISSUER            YES             FOR                  FOR

 statements and the Directors' report for the year

PROPOSAL #2.: Re-appoint the Accountant-Auditors and         ISSUER            YES             FOR                  FOR

authorize the Board to fix their fees

PROPOSAL #3.1: Re-appoint the officiating Director            ISSUER            YES             FOR                  FOR

Michael Strauss, who retires by rotation

PROPOSAL #3.2: Re-appoint the officiating Director            ISSUER            YES             FOR                  FOR

David Moshevitz, who retires by rotation

PROPOSAL #3.3: Re-appoint the officiating Director            ISSUER            YES             FOR                  FOR

Meir Shannie, who retires by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STRYKER CORPORATION

  TICKER:                  SYK                 CUSIP:   863667101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: HOWARD E. COX, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SRIKANT M. DATAR                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DONALD M. ENGELMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LOUISE L. FRANCESCONI                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HOWARD L. LANCE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN P. MACMILLAN                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM U. PARFET                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONDA E. STRYKER                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STX CORPORATION CO LTD, CHINHAE

  TICKER:                  N/A                 CUSIP:   Y81776133

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 34th balance sheet, income          ISSUER            YES             FOR                  FOR

statement and proposed disposition of accumulated

deficit

PROPOSAL #2: Amend the Articles of Incorporation as          ISSUER            YES             FOR                  FOR

specified

PROPOSAL #3: Election of Deoksu Kim, Daeyoo Kim                 ISSUER            YES             FOR                  FOR

External  Jongsik Kim, Yoonjae Baek and

PROPOSAL #4: Election of Yoonjae Baek, Hwajin Kim as         ISSUER            YES             FOR                  FOR

the Members of the Audit Committee,

PROPOSAL #5: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STX OFFSHORE & SHIPBUILDING CO LTD

  TICKER:                  N/A                 CUSIP:   Y8177L106

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 43th income statement,                 ISSUER            YES             FOR                  FOR

Balance sheet and the disposition of retained earning

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Yoonwoo Lee, Eakhyun Nam,            ISSUER            YES             FOR                  FOR

Joonbong Lee as the External Directors

PROPOSAL #4: Election of Yoonwoo Lee, Joonbong Lee as        ISSUER            YES             FOR                  FOR

 the Members of Audit Committee

PROPOSAL #5: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  STX PAN OCEAN CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y81718101

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements of the Company for the YE 31 DEC 2009 and

 the Directors' report and the Auditors report

thereon, and declare a final dividend of USD 0.088

per ordinary share less income tax of 22.0% for the

PROPOSAL #2.: Appointment of Mr. Seon Ryung Bae as a         ISSUER            YES             FOR                  FOR

Director of the Company and the

PROPOSAL #3.: Re-appointment of Mr. Yun Jae Baek as a        ISSUER            YES             FOR                  FOR

 Member of the Audit Committee of the Company

pursuant to Korea Commercial Law 542-12 2

PROPOSAL #4.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

of up to KRW 20,000,000,000 for the YE 31 DEC 2010

PROPOSAL #5.: Approve the renewal of general mandate         ISSUER            YES             FOR                  FOR

for the interested person transactions

PROPOSAL #6.: Approve the renewal of general mandate         ISSUER            YES             FOR                  FOR

for the issue of new shares and/or convertible

securities

PROPOSAL #S.7: Amend the Articles 9, 11, 12, 14, 16,         ISSUER            YES             FOR                  FOR

17, 18, 22, 24, 30, 31, 37, 38, 44, 45, 46 and 48 of

the Articles of Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUEDZUCKER AG, MANNHEIM

  TICKER:                  N/A                 CUSIP:   D82781101

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and annual report, and the

report pursuant to Sections 289(4) and 315(4) of the

German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 75,748,203.02 as follows:

 Payment of a dividend of EUR 0.40 per share EUR

6,759.82 shall be carried forward Ex-dividend and

payable date: 22 JUL 2009

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Election Mr. Georg Koch to the                       ISSUER            YES         AGAINST           AGAINST

Supervisory Board

PROPOSAL #6.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: PricewaterhouseCoopers AG, Frankfurt

PROPOSAL #7.: Creation of authorized capital, and the        ISSUER            YES             FOR                  FOR

 Corresponding amendment to the Articles of

Association, the Board of Managing Directors shall be

 authorized, with the consent of the Supervisory

Board, to increase the share capital by up to EUR

15,000,000 through the issue of new shares against

payment in cash and/or kind, on or before 30 JUN

2014, Shareholders shall be granted subscription

rights, except for the issue of shares against

payment in kind, for residual amounts, for the issue

of rights to holders of conversion or option rights,

and for the issue of new shares at a price not

materially below their market price

PROPOSAL #8.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 Company shall be authorized to acquire own shares of

 up to 10% of its share capital, at prices not

deviating more than 10% from the market price, on or

before 20 JAN 2011 the Board of Managing Directors

shall be authorized to dispose of the shares in a

manner other than the stock exchange or a rights

offering if the shares are sold at a price not

materially below their market price, to use the

shares for acquisition purposes or for the

fulfillment of conversion or option rights, and to

PROPOSAL #9.: Revision of the authorization to issue         ISSUER            YES             FOR                  FOR

profit sharing certificates or bonds, the creation of

 contingent capital, and the Corresponding amendments

 to the Articles of Association the previous

authorization to issue profit sharing certificates or

 bonds, and the related contingent capital, shall be

revoked, the Board of Managing Directors shall be

authorized, with the consent of the Supervisory

Board, to issue profit sharing certificates or bonds

of up to EUR 400,000,000, conferring a conversion or

option right for new shares of the Company, on or

before 20 JUL 2014 Shareholders shall be granted

subscription rights, except for residual amounts, and

 insofar as the profit sharing certificates or bonds

are issued at a price not materially below their

theoretical market value, as well as for the granting

 of subscription rights to holders of previously

granted option or conversion rights the share capital

 shall be increased by up to EUR 15,000,000 through

the issue of up to 15,000,000 new bearer shares,

insofar as conversion or option rights are exercised

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUEZ ENVIRONNEMENT COMPANY, PARIS

  TICKER:                  N/A                 CUSIP:   F4984P118

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

consolidated accounts for the YE 31 DEC 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #O.4: Approve the agreements regulated under        ISSUER            YES             FOR                  FOR

 Articles L.225-38 et seq. and L.225-42-1 of the Code

 de Commerce

PROPOSAL #O.5: Approve to set the amount allocated            ISSUER            YES             FOR                  FOR

for the Directors' attendance fees for the year

PROPOSAL #O.6: Ratify the co-opting of Mr. Patrick            ISSUER            YES             FOR                  FOR

Ouart as a Director

PROPOSAL #O.7: Appointment of Mr. Jerome Tolot as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #O.8: Appointment of Mr. Dirk Beeuwsaert as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.9: Appointment of Mr. Alain Chaigneau as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.10: Appointment of Mr. Guillaume Pepy as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.11: Appointment of Mr. Gilles Benoist as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #O.12: Appointment of Mr. Gerald Arbola as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #O.13: Authorize the Company to trade in its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the authorized capital by canceling shares

held by the Company itself

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital by issuing,

 with the preferential right of subscription

maintained, equity securities and/or any transferable

 securities giving access immediately or at some

future date to the Company's shares

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital by issuing,

 with the preferential right of subscription

cancelled, equity securities and/or any transferable

securities giving access immediately or at some

future date to the Company's shares

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, by means of an offer pursuant to Article

L.411-2 II of the Code monetaire et financier, shares

 and transferable securities giving access to the

Company's authorized capital, with the preferential

right of subscription for the shareholders cancelled

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the value of issues made, with the

preferential right of subscription for the

shareholders maintained or cancelled, but capped at

15% of the value of the initial issue

PROPOSAL #E.19: Authorize the Board of Directors in          ISSUER            YES             FOR                  FOR

the event of an issue, with the preferential right of

 subscription for the shareholders cancelled, of

equity securities and/or any transferable securities

giving access, immediately or at some future date, to

 the Company's authorized capital, in order to set

the issue price, but capped at 10% of the Company's

authorized capital, according to the procedures

ordered by the general meeting

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital, as payment

 for contributions in kind of equity securities or

transferable securities giving access to the

authorized capital

PROPOSAL #E.21: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by incorporation of

premia, reserves, profits or any other sum whose

capitalization is permitted

PROPOSAL #E.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the Company's authorized capital, as payment

 for contributions in kind made pursuant to a Public

Exchange Offer launched by the Company

PROPOSAL #E.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue composite transferable securities representing

debts

PROPOSAL #E.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital by issuing shares or

transferable securities giving access to the capital,

 reserved for members of personal equity plans, with

the preferential right of subscription for

shareholders cancelled in favor of said members

PROPOSAL #E.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the authorized capital, with the

preferential right of subscription for shareholders

cancelled, in favor of all entities whose exclusive

object is to subscribe to, hold and sell the

Company's shares or other equity capital pursuant to

the use of one of the multiple formulae of the Suez

Environnement Group's International Collective

PROPOSAL #E.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate free shares

PROPOSAL #E.27: Powers for the legal formalities                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMCO CORPORATION

  TICKER:                  N/A                 CUSIP:   J76896109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMISHO COMPUTER SYSTEMS CORPORATION

  TICKER:                  N/A                 CUSIP:   J77014108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Adopt Reduction of            ISSUER            YES             FOR                  FOR

Liability System for All Directors, Adopt Reduction

of Liability System for All Auditors

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Options for Directors and Executives

PROPOSAL #5: Allow Board to Authorize Use of                       ISSUER            YES             FOR                  FOR

Compensation-based Stock Option Plan for Directors

and Executives

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO BAKELITE COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J77024115

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Substitute Corporate Auditor        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO CHEMICAL COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J77153120

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO CORPORATION (SUMITOMO SHOJI KAISHA,LTD.)

  TICKER:                  N/A                 CUSIP:   J77282119

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Issuing New Share Acquisition Rights in        ISSUER            YES             FOR                  FOR

 the Form of Stock Options to the Company's Directors

PROPOSAL #6.: Issuing New Share Acquisition Rights in        ISSUER            YES             FOR                  FOR

 the Form of Stock Options for a Stock-Linked

Compensation Plan to the Company's Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO ELECTRIC INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J77411114

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO FORESTRY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J77454122

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO HEAVY INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J77497113

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO METAL INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J77669133

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO METAL MINING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J77712123

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Renewal of Countermeasures to Large-             ISSUER            YES         AGAINST           AGAINST

Scale Acquisitions of Sumitomo Metal Mining Co., Ltd.

 Shares (Takeover Defense Measures)

PROPOSAL #6.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO MITSUI FINANCIAL GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J7771X109

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES         ABSTAIN           AGAINST

Earnings

PROPOSAL #2.: Amend Articles to: Increase Capital              ISSUER            YES         ABSTAIN           AGAINST

Shares to be issued to 3,000,634,001 shs., Eliminate

Articles Related to The Type 4 Preference Shares

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES         ABSTAIN           AGAINST

Allowance for Retiring Directors

PROPOSAL #5.: Final Payment of Retirement Benefits to        ISSUER            YES         ABSTAIN           AGAINST

 Directors and Corporate Auditors in Conjunction with

 the Abolishment of the Retirement Benefits Program

for Directors and Corporate Auditors, and

Determination of the Amount of Compensation relevant

to and the Specific Conditions of Stock Acquisition

Rights as Stock Options Offered to Directors and

Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO OSAKA CEMENT CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J77734101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO REAL ESTATE SALES CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J7786K100

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO REALTY & DEVELOPMENT CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J77841112

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Retained                   ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Approve Renewal of Countermeasures to            ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUMITOMO RUBBER INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J77884112

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN HUNG KAI PROPERTIES LTD

  TICKER:                  N/A                 CUSIP:   Y82594121

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements and the reports of the Directors and

Auditors for the YE 30 JUN 2009

PROPOSAL #2.: Declare the final dividend                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.i.a: Re-elect Mr. Chan Kwok-wai, Patrick         ISSUER            YES         AGAINST           AGAINST

as a Director

PROPOSAL #3.i.b: Re-elect Mr. Yip Dicky Peter as a            ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.i.c: Re-elect Professor Wong Yue-chim,            ISSUER            YES             FOR                  FOR

Richard as a Director

PROPOSAL #3.i.d: Re-elect Dr. Cheung Kin-tung, Marvin        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.i.e: Re-elect Dr. Li Ka-cheung, Eric as a        ISSUER            YES             FOR                  FOR

 Director

PROPOSAL #3.i.f: Re-elect Sir Po-shing Woo as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.i.g: Re-elect Mr. Kwan Cheuk-yin, William        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.i.h: Re-elect Mr. Lo Chiu-chun, Clement          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #3.i.i: Re-elect Mr. Kwok Ping-kwong, Thomas        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.ii: Approve to fix the Directors' fees            ISSUER            YES             FOR                  FOR

[the proposed fees to be paid to each Director, each

Vice Chairman and the Chairman for the FY ending 30

JUN 2010 are HKD 100,000, HKD 110,000 and HKD 120,000

 respectively]

PROPOSAL #4.: Re-appoint the Auditors and authorize          ISSUER            YES             FOR                  FOR

the Board of Directors to fix their remuneration

PROPOSAL #5.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

[the Directors] during the relevant period to

repurchase shares of the Company and the aggregate

nominal amount of the shares which may be repurchased

 on The Stock Exchange of Hong Kong Limited or any

other stock exchange recognized for this purpose by

the Securities and Futures Commission of Hong Kong

and The Stock Exchange of Hong Kong Limited under the

 Hong Kong Code on Share Repurchases pursuant to the

approval in this resolution shall not exceed 10% of

the aggregate nominal amount of the share capital of

the Company in issue at the date of passing this

resolution; [Authority expires at the earlier of the

conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by its Articles of

Association or by the laws of Hong Kong to be held]

PROPOSAL #6.: Authorize the Directors, subject to              ISSUER            YES         AGAINST           AGAINST

this resolution, to allot, issue and deal with

additional shares in the capital of the Company and

to make or grant offers, agreements, options and

warrants which might require during and after the end

 of the relevant period and the aggregate nominal

amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

[whether pursuant to an option or otherwise] by the

Directors pursuant to the approval in this

resolution, otherwise than pursuant to, i) a rights

issue, ii) any option scheme or similar arrangement

for the time being adopted for the grant or issue to

Officers and/or Employees of the Company and/or any

of its subsidiaries of shares or rights to acquire

shares of the Company, iii) any scrip dividend or

similar arrangement providing for the allotment of

shares in lieu of the whole or part of a dividend on

shares of the Company in accordance with the Articles

 of Association of the Company, shall not exceed the

aggregate of: 10% ten per cent of the aggregate

nominal amount of the share capital of the Company in

 issue at the date of passing this resolution plus;

[if the Directors are so authorized by a separate

ordinary resolution of the shareholders of the

Company] the nominal amount of share capital of the

Company repurchased by the Company subsequent to the

passing of this resolution [up to a maximum

equivalent to 10% of the aggregate nominal amount of

the share capital of the Company in issue at the date

 of passing this resolution], and the said approval

shall be limited accordingly; [Authority expires at

the earlier of the conclusion of the next AGM of the

Company or the expiration of the period within which

the next AGM of the Company is required by its

Articles of Association or by the laws of Hong Kong

PROPOSAL #7.: Authorize the Directors to exercise the        ISSUER            YES         AGAINST           AGAINST

 powers of the Company referred to Resolution 6

convening this meeting in respect of the share

capital of the Company referred to in such resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN INTERNATIONAL LTD

  TICKER:                  N/A                 CUSIP:   S8250P120

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Re-elect Dr. N. N. Gwagwa as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-elect Mr. M. V. Moosa as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Re-elect Mr. D. M. Nurek as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-elect Mr. G. R. Rosenthal as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.: Approve the Directors fees                              ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint PricewaterhouseCoopers Inc          ISSUER            YES             FOR                  FOR

as the Independent Auditors of the Company to hold

office until the conclusion of the next AGM in

accordance with the audit committee's nomination, it

being noted that Mr. DB von Hoesslin is the

individual registered auditor and member of the

aforegoing firm who undertakes the audit

PROPOSAL #S.1: Grant authority to repurchase shares           ISSUER            YES             FOR                  FOR

PROPOSAL #S.2: Approve to sanction the Company giving        ISSUER            YES             FOR                  FOR

 financial assistance

PROPOSAL #S.3: Approve the Directors interests                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors or Company                ISSUER            YES             FOR                  FOR

Secretary to implement resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN LIFE FINL INC

  TICKER:                  N/A                 CUSIP:   866796105

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: Receipt of the 2009 consolidated                     ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #1.1: Election of William D. Anderson as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of John H. Clappison as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of David A. Ganong, CM as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Germaine Gibara as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Krystyna T. Hoeg as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of David W. Kerr as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of Idalene F. Kesner as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Mitchell M. Merin as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Bertin F. Nadeau as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Ronald W. Osborne as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Hon. Hugh D. Segal, CM as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #1.12: Election of Donald A. Stewart as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of James H. Sutcliffe as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of Deloitte and Touche LLP          ISSUER            YES             FOR                  FOR

as the Auditor

PROPOSAL #3: Approve the non-binding advisory vote on        ISSUER            YES             FOR                  FOR

 executive compensation

PROPOSAL #0: Other business                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN MICROSYSTEMS, INC.

  TICKER:                  JAVA               CUSIP:   866810203

  MEETING DATE:      7/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: A PROPOSAL TO ADOPT THE AGREEMENT AND          ISSUER            YES             FOR                  FOR

PLAN OF MERGER, DATED 4/19/09, BY AND AMONG SUN

MICROSYSTEMS INC., A DELAWARE CORPORA- TION SUN,

ORACLE CORPORATION, A DELAWARE CORPORATION ORACLE,

AND SODA ACQUISITION CORPORATION, A DELAWARE

CORPORATION AND WHOLLY-OWNED SUBSIDIARY OF ORACLE, AS

 IT MAY BE AMENDED FROM TIME TO TIME, PURSUANT TO

WHICH SUN WILL BE ACQUIRED BY ORACLE.

PROPOSAL #02: A PROPOSAL TO ADJOURN OR POSTPONE THE          ISSUER            YES             FOR                  FOR

SPECIAL MEETING TO A LATER DATE OR TIME, IF NECESSARY

 OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN THE

 EVENT THERE ARE INSUFFICIENT VOTES AT THE TIME OF

SUCH ADJOURNMENT OR POSTPONEMENT TO ADOPT THE

AGREEMENT AND PLAN OF MERGER.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN MICROSYSTEMS, INC.

  TICKER:                  JAVA               CUSIP:   866810203

  MEETING DATE:      12/17/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SCOTT G. MCNEALY         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES L. BARKSDALE      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEPHEN M. BENNETT      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: PETER L.S. CURRIE        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT J.                     ISSUER            YES             FOR                  FOR

FINOCCHIO, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES H. GREENE,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL E. MARKS         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: RAHUL N. MERCHANT        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: PATRICIA E.                 ISSUER            YES             FOR                  FOR

MITCHELL

PROPOSAL #1J: ELECTION OF DIRECTOR: M. KENNETH OSHMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: P. ANTHONY RIDDER        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JONATHAN I.                 ISSUER            YES             FOR                  FOR

SCHWARTZ

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS SUN'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JUNE 30, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN PHARMACEUTICAL INDUSTRIES LTD

  TICKER:                  N/A                 CUSIP:   Y8523Y141

  MEETING DATE:      9/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009, the profit & loss account for the YE

on that date and the reports of the Board of

Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares;            ISSUER            YES             FOR                  FOR

the actual equity dividend to be declared by the

shareholders at the 17th AGM will be for only equity

shares other than the equity shares in respect of

which the equity shareholder(s) has/have

waived/forgone his/their right to receive the

dividend for the FYE 31 MAR 2009 in accordance with

the specified Rules framed by the Board

PROPOSAL #3.: Re-appoint Shri. Dilip S. Shanghvi as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation

PROPOSAL #4.: Re-appoint Shri. Keki M. Mistry as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Messrs. Deloitte Haskins &          ISSUER            YES             FOR                  FOR

Sells, Chartered Accountants, Mumbai as the Auditors

of the Company and authorize the Board of Directors

to fix their remuneration

PROPOSAL #S.6: Authorize, pursuant to Section 314 and        ISSUER            YES             FOR                  FOR

 other applicable provisions, if any, of the

Companies Act, 1956 including statutory modification

or re-enactment thereof for the time being in force

and as may be enacted from time to time and subject

to such approvals, permissions and sanctions, if

required and as may be necessary, Ms. Khyati S.

Valia, who is a relative of a Director to hold an

office or place of profit under the Company as a

management Trainee or with such designation as the

Board of Directors of the Company may, from time to

time, decide upon a monthly basic salary and other

allowances, benefits, amenities and facilities with

effect from 01 FEB 2009 upto the monthly remuneration

 of INR 50,000 or such other permissible total

monthly remuneration that may be prescribed in this

behalf from time to time under Section 314 of the

Companies Act, 1956; and pursuant to Section 314 and

other applicable provisions, if any, of the Companies

 Act, 1956 including statutory modification or re-

enactment thereof for the time being in force and as

may be enacted from time to time, the Directors'

Relatives [Office or Place of Profit] Rules, 2003 and

 as recommended/approved by the Selection Committee

at its Meeting held on 30 MAY 2009 and subject to

such approvals including the approval of the Central

Government, as may be required, for his appointment

and revision of his remuneration for a period of five

 years from 01 APR 2010, upto a maximum remuneration

[excluding reimbursement of expenses, if any] of INR

20,00,000 per annum as specified which shall be

deemed to form part hereof with liberty and authorize

 the Board of Directors to alter and vary the terms

and conditions of the said appointment and

remuneration from time to time; and authorize the

Board of Directors of the Company to promote him to

higher cadres and/or to sanction him increments

and/or accelerated increments within the said cadre

or higher cadre as and when the Board of Directors

deem fit, subject, however, to the rules and

regulations of the Company, in force, from time to

time, including with the approval of the Central

Government, as may be required, pursuant to the

provisions of Section 314(1B) and other applicable -

provisions of the Companies Act, 1956; and to take,

perform and execute such further steps, acts, deeds

and matters, as may be necessary, proper or expedient

 to give effect to this resolution; and to agree to

such modification and/or variation as may be

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUN TV NETWORK LTD

  TICKER:                  N/A                 CUSIP:   Y8295N133

  MEETING DATE:      9/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit and loss

account for the FYE on that date together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. J. Ravindran as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Nicholas Martin Paul as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #5.: Appoint Messrs S.R. Batliboi and                   ISSUER            YES             FOR                  FOR

Associates, Chartered Accountants, Chennai as the

Auditors of the Company to hold office from the

conclusion of this AGM till the conclusion of the

next AGM on a remuneration, the amount and timing of

which are to be decided by the Audit Committee/Board

of Directors of the Company

PROPOSAL #6.: Appoint, subject to all applicable                ISSUER            YES             FOR                  FOR

approvals and pursuant to Section 257 of the

Companies Act, 1956, Mr. S. Selvam as a Director of

the Company, who is liable to retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNCOR ENERGY INC

  TICKER:                  N/A                 CUSIP:   867224107

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Mel E. Benson as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of Brian A. Canfield as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Dominic D'Alessandro as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of John T. Ferguson as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of W. Douglas Ford as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Richard L. George as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of Paul Haseldonckx as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of John R. Huff as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of Jacques Lamarre as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of Brian F. MacNeill as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of Maureen McCaw as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of Michael W.O'Brien as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of James W. Simpson as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of Eira Thomas as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #2: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as an Auditor for the ensuing year and authorize

 the directors to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNCORP METWAY LTD, SPRING HILL QLD

  TICKER:                  N/A                 CUSIP:   Q8802S103

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report and the            ISSUER             NO              N/A                  N/A

reports of the Directors and the Auditor for the YE

30 JUN 2009

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #3.A: Re-elect Dr. I. D. Blackburne as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Clause 24.7 of the Company's Constitution

PROPOSAL #3.B: Re-elect Ms. P. J. Dwyer as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires in accordance with the

Clause 24.7 of the Company's Constitution

PROPOSAL #3.C: Re-elect Mr. E. J. Kulk as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in accordance with the

Clause 24.7 of the Company's Constitution

PROPOSAL #3.D: Re-elect Mr. G. T. Ricketts as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Clause 24.7 of the Company's Constitution

PROPOSAL #S.4: Amend the Company's Constitution by:          ISSUER            YES             FOR                  FOR

replacing Clauses 24.2 (a) with the specified

wordings; by inserting the specified new paragraph in

 Clause 24.2; and by inserting the specified

definitions in appropriate alphabetical order in

Clause 3.1

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNDRUG CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J78089109

  MEETING DATE:      6/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNOCO,INC.

  TICKER:                  SUN                 CUSIP:   86764P109

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: G.W. EDWARDS                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.L. ELSENHANS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: U.O. FAIRBAIRN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.B. GRECO                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.P. JONES, III                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.G. KAISER                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.W. ROWE                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.K. WULFF                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2: APPROVAL OF THE SUNOCO, INC. SENIOR                ISSUER            YES             FOR                  FOR

EXECUTIVE INCENTIVE PLAN.

PROPOSAL #3: APPROVAL OF THE SUNOCO, INC. LONG-TERM          ISSUER            YES             FOR                  FOR

PERFORMANCE ENHANCEMENT PLAN III.

PROPOSAL #4: RATIFICATION OF THE APPOINTMENT OF ERNST        ISSUER            YES             FOR                  FOR

 & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUNTRUST BANKS, INC.

  TICKER:                  STI                 CUSIP:   867914103

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: ROBERT M.

BEALL, II

PROPOSAL #1B: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: ALSTON D.

CORRELL

PROPOSAL #1C: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: JEFFREY C.

CROWE

PROPOSAL #1D: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: PATRICIA C.

FRIST

PROPOSAL #1E: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: BLAKE P.

GARRETT, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: DAVID H.

PROPOSAL #1G: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: M. DOUGLAS

IVESTER

PROPOSAL #1H: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: J. HICKS

PROPOSAL #1I: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: WILLIAM A.

LINNENBRINGER

PROPOSAL #1J: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: G. GILMER

MINOR, III

PROPOSAL #1K: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: LARRY L.

PROPOSAL #1L: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: FRANK S.

ROYAL, M.D.

PROPOSAL #1M: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: THOMAS R.

WATJEN

PROPOSAL #1N: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: JAMES M.

WELLS III

PROPOSAL #1O: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: KAREN HASTIE

 WILLIAMS

PROPOSAL #1P: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF SHAREHOLDERS IN 2011: DR. PHAIL

WYNN, JR.

PROPOSAL #02: PROPOSAL TO APPROVE THE PERFORMANCE              ISSUER            YES             FOR                  FOR

GOALS UNDER THE SUNTRUST BANKS, INC. MANAGEMENT

INCENTIVE PLAN.

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #04: TO APPROVE THE FOLLOWING ADVISORY (NON-        ISSUER            YES             FOR                  FOR

BINDING) PROPOSAL: RESOLVED, THAT THE HOLDERS OF

COMMON STOCK OF SUNTRUST BANKS, INC. APPROVE THE

COMPENSATION OF THE COMPANY'S EXECUTIVES AS DESCRIBED

 IN THE SUMMARY COMPENSATION TABLE AS WELL AS IN THE

COMPENSATION DISCUSSION AND ANALYSIS AND THE OTHER

EXECUTIVE COMPENSATION TABLES AND RELATED DISCUSSION

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

PREPARATION AND DISCLOSURE OF SUSTAINABILITY REPORT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUPERVALU INC.

  TICKER:                  SVU                 CUSIP:   868536103

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DONALD R. CHAPPEL        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: IRWIN S. COHEN             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RONALD E. DALY             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: SUSAN E. ENGEL             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: CRAIG R. HERKERT         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CHARLES M. LILLIS        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: STEVEN S. ROGERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: MATTHEW E. RUBEL         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WAYNE C. SALES             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: KATHI P. SEIFERT         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PROPOSAL #03: TO CONSIDER AND VOTE ON A MANAGEMENT            ISSUER            YES             FOR                  FOR

PROPOSAL TO CONDUCT A TRIENNIAL ADVISORY VOTE ON

EXECUTIVE COMPENSATION AS DESCRIBED IN THE ATTACHED

PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SURGUTNEFTEGAZ OJSC, SURGUT

  TICKER:                  N/A                 CUSIP:   868861204

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of OJSC                   ISSUER            YES             FOR                  FOR

Surgutneftegas for 2009

PROPOSAL #2: Approve annual accounting statements of         ISSUER            YES             FOR                  FOR

OJSC Surgutneftegas, including profit and loss

statement for 2009

PROPOSAL #3: Approve the distribution of profit  loss        ISSUER            YES             FOR                  FOR

  of OJSC Surgutneftegas for 2009; declare dividend

payment for 2009: for a preferred share OJSC

Surgutneftegas -1.0488 rubles, for an ordinary share

of OJSC Surgutneftegas -0.45 rubles; dividend payment

 shall be carried out in accordance with the

procedure recommended by the Board of Directors; the

date when dividend payment is commenced is 01 JUL

2010; the date when dividend payment is terminated is

PROPOSAL #0: PLEASE NOTE THAT CUMULATIVE VOTING                 ISSUER             NO              N/A                  N/A

APPLIES TO THIS RESOLUTION REGARDING THE ELECTION OF

DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN REMOVED

FOR THIS MEETING. PLEASE NOTE THAT ONLY A VOTE FOR

THE DIRECTOR WILL BE CUMULATED. PLEASE CONTACT YOUR

CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY

PROPOSAL #4.1: Election of Ananiev Sergei Alekseevich        ISSUER            YES             FOR                  FOR

 as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.2: Election of Bogdanov Vladimir                       ISSUER            YES             FOR                  FOR

Leonidovich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #4.3: Election of Bulanov Alexander                       ISSUER            YES             FOR                  FOR

Nikolaevich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #4.4: Election of Gorbunov Igor Nikolaevich         ISSUER            YES             FOR                  FOR

as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.5: Election of Druchinin Vladislav                   ISSUER            YES             FOR                  FOR

Egorovich as a member of OJSC 'Surgutneftegas' Board

of Directors

PROPOSAL #4.6: Election of Egorov Oleg Yurievich as a        ISSUER            YES             FOR                  FOR

 member of OJSC 'Surgutneftegas' Board of Directors

PROPOSAL #4.7: Election of Erokhin Vladimir Petrovich        ISSUER            YES             FOR                  FOR

 as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.8: Election of Matveev Nikolai Ivanovich         ISSUER            YES             FOR                  FOR

as a member of OJSC 'Surgutneftegas' Board of

PROPOSAL #4.9: Election of Medvedev Nikolai                        ISSUER            YES             FOR                  FOR

Yakovlevich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #4.10: Election of Rezyapov Alexander                   ISSUER            YES             FOR                  FOR

Filippovich as a member of OJSC 'Surgutneftegas'

Board of Directors

PROPOSAL #5.1: Election of Komarova Valentina                     ISSUER            YES             FOR                  FOR

Panteleevna as a member of OJSC 'Surgutneftegas'

Auditing Committee

PROPOSAL #5.2: Election of Oleynik Tamara Fedorovna          ISSUER            YES             FOR                  FOR

as a member of OJSC 'Surgutneftegas' Auditing

PROPOSAL #5.3: Election of Pozdnyakova Vera                        ISSUER            YES             FOR                  FOR

Aleksandrovna as a member of OJSC 'Surgutneftegas'

Auditing Committee

PROPOSAL #6: Approve the Limited Liability Company            ISSUER            YES             FOR                  FOR

Rosekspertiza as the Auditor of OJSC Surgutneftegas

for 2010

PROPOSAL #7: Approve the transactions which may be            ISSUER            YES         AGAINST           AGAINST

conducted in the future between OJSC Surgutneftegas

and its affiliated parties in the course of its

ordinary business activity, provided that the above

mentioned transactions comply with the following

requirements; the transaction is aimed at performing

the types of activities stipulated by the Company's

Articles of Association, and the amount of

transaction is within the amount of the transaction

the individual executive body of OJSC Surgutneftegas

is entitled to perform in compliance with the Federal

 Law on joint stock companies; this resolution

remains valid till the OJSC Surgutneftegas Annual

General Shareholders' Meeting for 2010

PROPOSAL #8: Amend the Item 1.2 as specified                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SURUGA BANK LTD.

  TICKER:                  N/A                 CUSIP:   J78400108

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

PROPOSAL #4.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUZANO PAPEL E CELULOSE SA

  TICKER:                  N/A                 CUSIP:   P06768165

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To examine, discuss and vote upon the            ISSUER             NO              N/A                  N/A

board of directors annual report, the financial

statements and independent auditors report relating

to FYE 31 DEC 2009

PROPOSAL #2: To decide on the allocation of the net          ISSUER             NO              N/A                  N/A

profits from the FY

PROPOSAL #3: Elect the Members of the Board of                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Elect the Members of the Finance                     ISSUER            YES             FOR                  FOR

Committee, and approve their respective

PROPOSAL #5: To set the global remuneration of the            ISSUER             NO              N/A                  N/A

Company Directors for the 2010

PROPOSAL #6: To decide on the newspapers in which              ISSUER             NO              N/A                  N/A

company notices will be published

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUZLON ENERGY LTD

  TICKER:                  N/A                 CUSIP:   Y8315Y119

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited balance          ISSUER            YES             FOR                  FOR

sheet as at 31 MAR 2009 and the profit and loss

account for the year ending on that date together

with the Directors' report and the Auditors' report

PROPOSAL #2.: Re-appoint Mr. Ajay Relan as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. V. Raghuraman as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Appoint Messrs SNK & Co., Chartered              ISSUER            YES             FOR                  FOR

Accountants, Pune and Messrs S.R. Batliboi & Co.,

Chartered Accountants, Pune as the Auditors and

approve to fix their remuneration

PROPOSAL #S.5: Authorize the Board, pursuant to the          ISSUER            YES         AGAINST           AGAINST

provisions of Section 81(1A) and other applicable

provisions, if any, of the Companies Act, 1956

[including any amendments thereto or re-enactment

thereof] and subject to such approvals, permissions,

consents and sanctions as may be necessary from the

Government of India [GOI], the Reserve Bank of India

[RBI], the provisions of the Foreign Exchange

Management Act, 1999 [FEMA], the Foreign Exchange

Management [Transfer or Issue of Security by a Person

 Resident outside India] Regulations, 2000, the Issue

 of Foreign Currency Convertible Bonds and Ordinary

Shares [through Depository Receipt Mechanism] Scheme,

 1993, and subject to the approval, consent,

permission and/or sanction of the Ministry of Finance

 [Department of Economic Affairs] and Ministry of

Industry [Foreign Investment Promotion

Board/Secretariat for Industrial Assistance] and all

other Ministries/Departments of the Government of

India, Securities and Exchange Board of India [SEBI]

and/or any other competent authorities and the

enabling provisions of the Memorandum and the

Articles of Association of the Company, the Listing

Agreements entered into by the Company with the Stock

 Exchanges where the Company's shares are listed and

in accordance with the regulations and guidelines

issued by the GOI, RBI, SEBI and any competent

authorities and clarifications issued thereon from

time-to-time and subject to all other necessary

approvals, permissions, consents and sanctions of

concerned statutory and other authorities and subject

 to such conditions and modifications as may be

prescribed by any of them while granting such

approvals, permissions, consents and sanctions and

which may be agreed to by the Board of Directors of

the Company [hereinafter referred to as the Board,

which term shall include any Committee thereof] to

create, offer, issue and allot in one or more

trenches, whether rupee denominated or denominated in

 foreign currency, in the course of international and

 / or domestic offering(s) in one or more foreign

markets, for a value of up to INR 5,000 crores,

representing such number of Global Depository

Receipts [GDRs], American Depository Receipts [ADRs],

 Foreign Currency Convertible Bonds [FCCBs], and / or

 Equity Shares through Depository Receipt Mechanism

and/or any Other Financial Instruments [OFIs]

convertible into or linked to Equity Shares Authorize

 the Board, pursuant to the provisions of Section

81(1A) and other applicable provisions, if any, of

the Companies Act, 1956 [including any amendments

thereto or re-enactment thereof] and subject to such

approvals, permissions, consents and sanctions as may

 be necessary from the Government of India [GOI], the

 Reserve Bank of India [RBI], the provisions of the

Foreign Exchange Management Act, 1999 [FEMA], the

Foreign Exchange Management [Transfer or Issue of

Security by a Person Resident outside India]

Regulations, 2000, the Issue of Foreign Currency

Convertible Bonds and Ordinary Shares [through

PROPOSAL #S.6: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Foreign Exchange Management [Transfer or issue of

security by a person resident outside India]

Regulations, 2000 and other applicable provisions, if

 any, consent be and is hereby accorded to increase

in the ceiling limit on total holdings of Foreign

Institutional Investors / SEBI approved sub-account

of Foreign Institutional Investors from 24% to 49% of

 the paid-up equity share capital of the Company; and

 authorize Board of Directors of the Company to do

all such other acts, deeds, matters and things as may

 be necessary, desirable or expedient in connection

with or incidental to giving effect to the above

resolution and to delegate all or any of its powers

to any Committee of the Board of Directors of the

Company in this regard

PROPOSAL #S.7: Authorize the Board, in accordance              ISSUER            YES         AGAINST           AGAINST

with the provisions contained in the Articles of

Association and Section 81(1A) and all other

applicable provisions of the Companies Act, 1956 [the

 ''Act''] and the provisions contained in the

Securities and Exchange Board of India [Employee

Stock Option Scheme and Employee Stock Purchase

Scheme] Guidelines, 1999 [the ''Guidelines'']

[including any statutory modification(s) or re-

enactment of the Act or the Guidelines, for the time

being in force] and subject to such other approvals,

permissions and sanctions as may be necessary and

subject to such conditions and modifications as may

be prescribed or imposed while granting such

approvals, permissions and sanctions which may be

agreed to by the Board of Directors of the Company

[hereinafter referred to as the 'Board', which term

shall be deemed to include any committee including

Remuneration Committee which the Board has

constituted and / or may constitute or reconstitute

to exercise its powers, including the powers

conferred by this resolution], consent of the Company

 be and is hereby accorded to the Board to create,

offer, issue and allot in one or more tranches at any

 time to or for the benefit of such person(s) who are

 in permanent employment of the Company including

Directors of the Company, whether wholetime or

otherwise, whether working in India or out of India

under a Scheme titled ''Employee Stock Option Plan-

Perpetual-I'' [hereinafter referred to as the ESOP-

Perpetual-I or the ''Scheme'' or the ''Plan''] such

number of equity shares and / or equity linked

instruments [including Options] [hereinafter

collectively referred to as the ''Securities''] of

the Company which could give rise to the issue of

equity shares of INR 2 each not exceeding 3,00,00,000

 in numbers [together with the Securities created /

offered / issued / allotted or proposed to be created

 / offered / issued / allotted for the benefit of

such persons who are in permanent employment of the

Company's subsidiary companies in terms of ESOP-

Perpetual-I] or such other adjusted number of equity

shares for any bonus, consolidation or other

reorganization of the capital structure of the

Company as may be applicable from time to time, at

such price, in one or more tranches and on such terms

 and conditions as may be fixed or determined by the

Board in accordance with the Guidelines or other

provisions of the law as may be prevailing at that

time; approve the Securities may be allotted directly

 to such employees / Directors or in accordance with

a Scheme framed in that behalf through a trust which

may be setup in any permissible manner and that the

Scheme may also envisage for providing any financial

assistance to the trust to enable the employee /

trust to acquire, purchase or subscribe to the

Securities of the Company, and the new Equity Shares

to be issued and allotted by the Company in the

manner aforesaid shall rank pari passu in all

respects with the then existing Equity Shares of the

PROPOSAL #S.8: Authorize the Board, in accordance              ISSUER            YES         AGAINST           AGAINST

with the provisions contained in the Articles of

Association and Section 81(1A) and all other

applicable provisions of the Companies Act, 1956 [the

 ''Act''] and the provisions contained in the

Securities and Exchange Board of India [Employee

Stock Option Scheme and Employee Stock Purchase

Scheme] Guidelines, 1999 [the ''Guidelines'']

[including any statutory modification(s) or re-

enactment of the Act or the Guidelines, for the time

being in force] and subject to such other approvals,

permissions and sanctions as may be necessary and

subject to such conditions and modifications as may

be prescribed or imposed while granting such

approvals, permissions and sanctions which may be

agreed to by the Board of Directors of the Company

[hereinafter referred to as the ''Board'', which term

 shall be deemed to include any committee including

Remuneration Committee which the Board has

constituted and / or may constitute or reconstitute

to exercise its powers, including the powers

conferred by this resolution], consent of the Company

 be and is hereby accorded to the Board to create,

offer, issue and allot in one or more tranches at any

 time to or for the benefit of such person(s) who are

 in permanent employment of the Company's subsidiary

companies including Directors of the Company's

subsidiary companies, whether wholetime or otherwise,

 whether working in India or out of India under a

Scheme titled ''Employee Stock Option Plan-Perpetual-

I'' [hereinafter referred to as the ''ESOP-Perpetual-

I'' or the ''Scheme'' or the ''Plan''] such number of

 equity shares and / or equity linked instruments

[including Options] [hereinafter collectively

referred to as the ''Securities''] of the Company

which could give rise to the issue of equity shares

of INR 2 each not exceeding 3,00,00,000 in numbers

[together with the Securities created / offered /

issued / allotted or proposed to be created / offered

 / issued / allotted for the benefit of such persons

who are in permanent employment of the Company in

terms of ESOP-Perpetual-I] or such other adjusted

number of equity shares for any bonus, consolidation

or other reorganization of the capital structure of

the Company as may be applicable from time to time,

at such price, in one or more tranches and on such

terms and conditions as may be fixed or determined by

 the Board in accordance with the Guidelines or other

 provisions of the law as may be prevailing at that

time; approve the Securities may be allotted directly

 to such employees / Directors or in accordance with

a Scheme framed in that behalf through a trust which

may be setup in any permissible manner and that the

Scheme may also envisage for providing any financial

assistance to the trust to enable the employee /

trust to acquire, purchase or subscribe to the

Securities of the Company, and the new Equity Shares

to be issued and allotted by the Company in the

manner aforesaid shall rank pari passu in all

respects with the then existing Equity Shares of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUZLON ENERGY LTD

  TICKER:                  N/A                 CUSIP:   Y8315Y119

  MEETING DATE:      3/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, pursuant to the Issue of Foreign

Currency Convertible Bonds and Ordinary Shares

[through Depository Receipt Mechanism] Scheme, 1993,

as amended, and the press note F.No. 9/3/2009-ECB

issued by the Ministry of Finance, Government of

India dated 15th FEB 2010, and such other rules and

regulations, circulars, clarifications, press notes

as may be issued by the Reserve Bank of India or the

Ministry of Finance, Government of India or any other

 regulator from time to time, to revise the

conversion price and/or the fixed exchange rate of

the following outstanding series of foreign currency

convertible bonds ['FCCBs'] issued by the Company,

including by amending the terms and conditions of the

 FCCBs if required: the USD 300,000,000 zero coupon

convertible bonds due JUN 2012; and the USD

200,000,000 zero coupon convertible bonds due OCT

2012; and authorize the Board or the Securities Issue

 Committee of the Board of Directors or any other

duly constituted committee of the Board of Directors

to do all such acts, deeds, matters and things as it

may in its absolute discretion deem necessary, proper

 or desirable and further to do all such acts, deeds,

 matters and things and to finalize and execute all

documents and writings as may be necessary, proper,

desirable or expedient as it may deem fit and to give

 such directions and/or instructions as it may from

time to time decide and that all or any of the powers

 conferred on the Board vide this resolution may

exercised by the Board or Securities Issue Committee

or such committee thereof as the Board may constitute

 in this behalf from time to time; and subject to

applicable laws, regulations, guidelines, circulars,

notifications, press notes, for the purpose of giving

 effect to the aforesaid resolution, to do all such

acts, deeds, matters and things and authorize signing

 and execution of deeds, documents, letters and such

other papers, as may be necessary, desirable and

expedient as it may in its absolute discretion deem

fit or necessary or desirable with power on behalf of

 the Company to settle any questions, difficulties or

 doubts that may arise in this regard without

requiring the Board to secure any further consent or

approval of the members of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUZUKEN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J78454105

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SUZUKI MOTOR CORPORATION

  TICKER:                  N/A                 CUSIP:   J78529138

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SVENSKA CELLULOSA AKTIEBOLAGET SCA

  TICKER:                  N/A                 CUSIP:   W90152120

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER            YES             FOR                  FOR

Sven Unger, attorney at law, as the Chairman of the

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of two persons to check the              ISSUER            YES             FOR                  FOR

minutes

PROPOSAL #4: Approve to determine whether the meeting        ISSUER            YES             FOR                  FOR

 has been duly convened

PROPOSAL #5: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditor's report and the consolidated financial

statements and the Auditor's report on the

consolidated financial statements

PROPOSAL #7: Approve the speeches by the Chairman of         ISSUER            YES             FOR                  FOR

the Board of Directors and the President

PROPOSAL #8.A: Adopt the income statement and balance        ISSUER            YES             FOR                  FOR

 sheet, and of the consolidated income statement and

the consolidated balance sheet

PROPOSAL #8.B: Approve the appropriations of the                ISSUER            YES             FOR                  FOR

Company's earnings under the adopted balance sheet

and record date for dividend, a dividend of SEK 3.70

per share and that the record date for the dividend

be Thursday, 29 APR 2010; and payment through

Euroclear Sweden AB is estimated to be made on

Tuesday, 4 MAY 2010

PROPOSAL #8.C: Grant discharge from personal                       ISSUER            YES             FOR                  FOR

liability of the Directors and the President

PROPOSAL #9: Approve the Eight number of Directors            ISSUER            YES             FOR                  FOR

and no Deputy Directors

PROPOSAL #10: Approve that the remuneration to each          ISSUER            YES             FOR                  FOR

Director elected by the meeting and who is not

employed by the Company shall be SEK 450,000 and the

Chairman of the Board of Directors is to receive SEK

1,350,000. Members of the Remuneration Committee are

to receive additional remuneration of SEK 75,000 and

Members of the Audit Committee are to receive

additional remuneration of SEK 100,000; The Chairman

of the Audit Committee is to receive additional

remuneration of SEK 125,000; Remuneration to the

Auditor is to be paid according to approved invoice;

The Nomination Committee's proposal means unchanged

fees in relation to 2009

PROPOSAL #11: Re-election of Rolf Borjesson, Soren            ISSUER            YES         AGAINST           AGAINST

Gyll, Leif Johansson, Sverker Martin-Lof, Anders

Nyren, Barbara Milian Thoralfsson, Jan Johansson as

the Directors and new election of Par Boman, whereby

Sverker Martin-Lof is proposed to be elected as

Chairman of the Board Of Directors; and Tom Hedelius

has declined re-election.

PROPOSAL #12: Approve the AGM resolve that the                   ISSUER            YES             FOR                  FOR

Nomination Committee for the AGM 2011 be composed of

representatives of the, no less than Four and no more

 than Six, largest Shareholders in terms of voting

rights listed in the Shareholders' register

maintained by Euroclear Sweden AB as of the last

banking day of August 2010, and the Chairman of the

Board of Directors; the Chairman of the Board of

Directors is to convene the first meeting of the

Nomination Committee; the member representing the

largest Shareholder in terms of voting rights shall

be appointed Chairman of the Nomination Committee; If

 so desired, due to later changes in the ownership

structure, the Nomination Committee is authorized, in

 case the number of members falls below seven, to

call in one or two additional members among the

Shareholders who in terms of voting rights are the

..CONTD

PROPOSAL #13: Approve that the AGM adopt the                       ISSUER            YES             FOR                  FOR

specified guidelines for remuneration for the Senior

Management; the proposal means unchanged guidelines

in relation to 2009; remuneration to the Chief

Executive Officer and other Senior Managers will be a

 fixed salary, possible variable remuneration,

additional benefits and pension; Other Senior

Managers include the Executive Vice President,

Business Group Managers and the like as well as the

central staff Managers; the total remuneration is to

correspond to market practice and be competitive on

the Senior Manager's field of profession; Fixed and

variable remuneration is to be linked to the

Manager's responsibility and authority; For the Chief

 Executive Officer, as well as for other senior

Managers, the variable remuneration is to be limited

and linked to the fixed remuneration; The variable

PROPOSAL #14: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SVENSKA HANDELSBANKEN AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W90937181

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Mr. Sven Unger as a                     ISSUER             NO              N/A                  N/A

Chairman of the meeting

PROPOSAL #3.: Establishment and approval of the list         ISSUER             NO              N/A                  N/A

of voters

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of persons to countersign                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Approve to determine whether the                   ISSUER             NO              N/A                  N/A

meeting has been duly called

PROPOSAL #7.: Presentation of the annual accounts and        ISSUER             NO              N/A                  N/A

 Auditors report and the consolidated annual accounts

 and the auditors report for the group, for 2009. in

connection with this: a presentation of the past

years work by the board and its committees; a speech

by the group chief executive, and any questions from

shareholders to the board and senior management of

the bank; a presentation of audit work during 2009

PROPOSAL #8.: Adopt the income statement and the                ISSUER            YES             FOR                  FOR

balance sheet, as well as the consolidated income

statement and consolidated balance sheet

PROPOSAL #9.: Declare a dividend of SEK 8 per share,         ISSUER            YES             FOR                  FOR

and the Tuesday, 04 MAY be the Record day for

receiving of dividends; if the meeting resolves in

accordance with the proposal Euroclear expects to

distribute the dividend on Friday, 07 MAY 2010

PROPOSAL #10.: Approve to release from liability for         ISSUER            YES             FOR                  FOR

the Members of the Board and the Group Chief

Executive for the period referred to in the financial

PROPOSAL #11.: Authorize the Board to resolve on                ISSUER            YES             FOR                  FOR

acquisition and divestment of shares in the bank

PROPOSAL #12.: Approve the acquisition of shares in          ISSUER            YES             FOR                  FOR

the bank for the banks trading book pursuant to

Chapter 7, Section 6 of the Swedish securities market

 Act

PROPOSAL #13.: Approve that the AGM resolve that the         ISSUER            YES             FOR                  FOR

Board comprise an unchanged number [12] of Members

PROPOSAL #14.: Approve the fees as follows: SEK                 ISSUER            YES             FOR                  FOR

2,350,000 to the Chairman, SEK 675,000 to each of the

 two vice Chairman, and SEK 450,000 to each of the

remaining members; for committee work, the following

fees are proposed SEK 250,000 to each member of the

credit committee, SEK 100,000 to each member of the

remuneration committee, SEK 175,000 to the Chairman

of the Audit Committee, and SEK 125,000 to the

remaining members of the audit committee; in all

cases, the proposed amounts are unchanged from the

resolutions of the AGM in 2008 and 2009; the

nomination committee proposes that the meeting

resolve on remuneration to be paid to the Auditors on

PROPOSAL #15.: Re-elect all Board Members and Mr.              ISSUER            YES         AGAINST           AGAINST

Hans Larsson, as the Chairman

PROPOSAL #16.: Approve the guidelines for                            ISSUER            YES             FOR                  FOR

remuneration to Senior Management, as specified

PROPOSAL #17.: Appoint the Auditors in foundations            ISSUER            YES             FOR                  FOR

and their associated management

PROPOSAL #18.: Approve the decision on how the                   ISSUER            YES             FOR                  FOR

nomination committee is to be appointed

PROPOSAL #19.: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve that the general

meeting resolve that SEK 2 Million be allocated to a

fund/ foundation which would aim to prevent crimes of

 violence and to prevent errors or negligence in the

exercising the public authority at municipal level

PROPOSAL #20.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWATCH GROUP AG

  TICKER:                  N/A                 CUSIP:   H83949141

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, after reviewing the reports of        ISSUER             NO              N/A                  N/A

 the Statutory Auditors, the 2009 annual report

[annual report, financial statements and consolidated

 financial statements]

PROPOSAL #2.: Grant discharge to all Members of the          ISSUER             NO              N/A                  N/A

Board of Directors for the FY 2009

PROPOSAL #3.: Approve the appropriation of 2009                 ISSUER             NO              N/A                  N/A

profit of CHF 466,318,860.25 resulting from the

balance sheet [net income as of 31 DEC 2009 of CHF

432,821,927.52 plus balance brought forward from the

previous year of CHF 33,496,932.73]

PROPOSAL #4.: Re-elect Mmes. Esther Grether and                 ISSUER             NO              N/A                  N/A

Dr.h.c. Nayla Hayek, Messrs, Dr. Peter Gross, Dr.h.c.

 Nicolas G. Hayek, Prof. Dr.h.c. Claude Nicollier,

Johann Niklaus Schneider-Ammann and Ernst Tanner for

another 3-year period and to name as the new Members

of the Board of Directors for the same period;

Messrs. Georges Nicolas Hayek, since 2003 Chief

Executive Officer of The Swatch Group Ltd and Dr.

Jean-Pierre Roth, since 1996 member of and from 2001

until the end of 2009 Chairman of the Governing Board

 of the Swiss National Bank

PROPOSAL #5.: Appointment of PricewaterhouseCoopers          ISSUER             NO              N/A                  N/A

Ltd for another period of one year as Statutory

Auditors

PROPOSAL #6.: Approve the adaptation of Article 8              ISSUER             NO              N/A                  N/A

Paragraph 4 of the Statutes as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWEDBANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W9423X102

  MEETING DATE:      9/15/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting and in                        ISSUER             NO              N/A                  N/A

connection therewith address by the Chair

PROPOSAL #2.: Election of Counsel Axel Calissendorff         ISSUER             NO              N/A                  N/A

as the Meeting Chairman

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Appointment of 2 persons to verify the         ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Resolution on whether the Meeting has          ISSUER             NO              N/A                  N/A

been properly convened

PROPOSAL #7.: Approve: a) the new issue of ordinary          ISSUER            YES             FOR                  FOR

shares with preferential rights for the shareholders,

 subject to the specified main terms; b) in order to

facilitate the new issue pursuant to point (a) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [currently SEK 21], to transfer that

the requisite amount, however not more than SEK 5

billion, to the bank's share capital from other

shareholders' equity

PROPOSAL #8.: Approve: a) in order to facilitate the         ISSUER            YES         AGAINST           AGAINST

new issue pursuant to point (c) of this resolution,

to reduce the share capital of the bank, which

presently amounts to SEK 16,234,262,478, by SEK

4,638,360,708 without redemption of shares, to be

transferred to a fund to be used pursuant to a

resolution adopted by a general meeting; following

the reduction, the share capital of the bank will

amount to SEK 11,595,901,770 divided into 773,060,118

 shares, each share with a quotient value of SEK 15;

b) in order to enable the new issue pursuant to point

 (c) of this resolution, to amend the Article 3, 1st

Paragraph of the Articles of Association insofar that

 the share capital of the bank shall be not less than

 SEK 15,000,000,000 and not more than SEK

60,000,000,000 and the number of shares shall be not

less than 1,000,000,000 and not more than

4,000,000,000; c) a new issue of ordinary shares with

 preferential rights for the shareholders, subject to

 the specified main terms; d) in order to facilitate

the new issue pursuant to point (c) of this

resolution, if and to the extent it is required by

reason of the subscription price in the new issue is

being set at a price lower than the quotient value of

 the shares [following the reduction pursuant to

point (a) of this resolution], SEK 15, to transfer

the requisite amount, however not more than SEK 6

billion, to the Bank's share capital from other

PROPOSAL #9.: Approve: a) in order to enable the                ISSUER            YES         AGAINST           AGAINST

reduction of share capital pursuant to Point (b) of

this resolution, to amend Article 3, 1st Paragraph of

 the Articles of Association insofar that the share

capital of the bank shall be not less than SEK

5,000,000,000 and not more than SEK 20,000,000,000;

b) in order to facilitate the new issue pursuant to

Point (d) of this resolution, to reduce the share

capital of the bank, which presently amounts to SEK

16,234,262,478, by SEK 8,503,661,298, without

redemption of shares, to be transferred to a fund to

be used pursuant to a resolution adopted by a general

 meeting; following the reduction, the share capital

of the bank will amount to SEK 7,730,601,180, divided

 into 773,060,118 shares, each share with a quotient

value of SEK 10; c) in order to enable the new issue

pursuant to Point (d) of this resolution, to amend

the Article 3, 1st Paragraph of the Articles of

Association insofar that the share capital of the

bank shall be not less than SEK 15,000,000,000 and

not more than SEK 60,000,000,000 and the number of

shares shall be not less than 1,500,000,000 and not

more than 6,000,000,000; d) a new issue of ordinary

shares with preferential rights for the shareholders,

 subject to the specified main terms; e) in order to

facilitate the new issue pursuant to Point (d) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [following the reduction pursuant to

this resolution], SEK 10, to transfer the requisite

amount, however not more than SEK 23 billion, to the

bank's share capital from other shareholders' equity

PROPOSAL #10.: Approve: a) in order to enable the              ISSUER            YES         AGAINST           AGAINST

reduction of share capital pursuant to point (b) of

this resolution, amend Article 3, 1st Paragraph of

the Articles of Association insofar that the share

capital of the bank shall be not less than SEK

1,000,000,000 and not more than SEK 4,000,000,000; b)

 in order to facilitate the new issue pursuant to

point (d) of this resolution, to reduce the share

capital of the bank, which presently amounts to SEK

16,234,262,478, by SEK 14,688,142,242, without

redemption of shares, to be transferred to a fund to

be used pursuant to a resolution adopted by a general

 meeting; following the reduction, the share capital

of the bank will amount to SEK 1,546,120,236, divided

 into 773,060,118 shares, each share with a quotient

value of SEK 2; c) in order to enable the new issue

pursuant to point (d) of this resolution, to amend

Article 3, 1st Paragraph of the Articles of

Association insofar that the share capital of the

bank shall be not less than SEK 10,000,000,000 and

not more than SEK 40,000,000,000 and the number of

shares shall be not less than 5,000,000,000 and not

more than 20,000,000,000; d) a new issue of ordinary

shares with preferential rights for the shareholders,

 subject to the specified main terms; e) in order to

facilitate the new issue pursuant to point (d) of

this resolution, if and to the extent it is required

by reason of the subscription price in the new issue

is being set at a price lower than the quotient value

 of the shares [following the reduction pursuant to

this resolution], SEK 2, to transfer the requisite

amount, however not more than SEK 15 billion, to the

PROPOSAL #11.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWEDBANK AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W9423X102

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the Meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Election of Counsel Claes Beyer as the         ISSUER             NO              N/A                  N/A

Meeting Chair at the AGM

PROPOSAL #3.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #4.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Election of two persons to verify the          ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6.: Decision whether the Meeting has been          ISSUER             NO              N/A                  N/A

properly convened

PROPOSAL #7.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

the consolidated accounts for the FY 2009;

presentation of the Auditor's reports for the Bank

and the Group for the FY 2009; and address by the CEO

PROPOSAL #8.: Adoption of the profit and loss account        ISSUER            YES             FOR                  FOR

 and balance sheet of the Bank and the consolidated

profit and loss account and consolidated balance

sheet for the FY 2009

PROPOSAL #9.: Approval of the allocation of the                 ISSUER            YES             FOR                  FOR

Bank's profit or loss in accordance with the adopted

balance sheet

PROPOSAL #10.: Decision whether to discharge the                ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the CEO from

liability; The auditor recommends discharge from

liability

PROPOSAL #11.: Determination of the number of Board          ISSUER            YES             FOR                  FOR

Members at ten

PROPOSAL #12.: The Nomination Committee proposes no          ISSUER            YES             FOR                  FOR

changes to the fees of the Board Members and the

Auditors, meaning that the following fees are

proposed, for the period until the close of the next

AGM: SEK 1,350,000 to the Chairman, SEK 675,000 to

the Deputy Chair of the Board and SEK 400,000 to each

 of the other Board Members; each Board Member who is

 also a Member of the Risk and Capital Committee

shall be paid a fee of SEK 250,000, the Board Member

who is also the Chair of the Audit and Compliance

Committee shall be paid a fee of SEK 175,000 and each

 of the other Board Members who is also a Member of

the Audit and Compliance Committee shall be paid a

fee of SEK 125;000 and that each Board member who is

also a Member of the Remuneration Committee shall be

paid a fee of SEK 100,000; and the Auditors' fees

shall be payable as invoiced

PROPOSAL #13.: Re-election of Ulrika Francke, Berith         ISSUER            YES             FOR                  FOR

Hagglund-Marcus, Anders Igel, Helle Kruse Nielsen,

Pia Rudengren, Anders Sundstrom and Karl-Henrik

Sundstrom as the Board Members and election of Goran

Hedman, Lars Idermark and Siv Svensson as the new

Board Members; and Lars Idermark as the Chair of the

Board of Directors

PROPOSAL #14.: Election of Auditor for the period              ISSUER            YES             FOR                  FOR

until the close of the AGM of 2014

PROPOSAL #15.: Decision on the Nomination Committee,         ISSUER            YES             FOR                  FOR

as specified

PROPOSAL #16.: The Board of Directors proposes that          ISSUER            YES             FOR                  FOR

the AGM resolves that the Bank, during the period

until the AGM in 2011, in its securities operations,

to continuously acquire its own shares, to facilitate

 its securities operations in accordance with the

Securities Market Act, up to a number that at any

given time results in the holding of such shares does

 not exceed 1% of the total number of shares in the

Bank; and that the price for shares acquired in this

manner shall at each time correspond to the

prevailing market price

PROPOSAL #17.: Decision on the guidelines for the              ISSUER            YES             FOR                  FOR

remuneration to top Executives, as specified

PROPOSAL #18.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL: To take down the signpost

Swedbank Arena at the football arena in Solna,

Stockholm

PROPOSAL #19.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         ABSTAIN           AGAINST

SHAREHOLDER'S PROPOSAL: To allocate SEK 2 million to

a fund/foundation with the name Create decent

Landskrona residents, with the aim to be, according

to the instructions of Tommy Jonasson, to prevent

crimes of violence and to prevent faults or

negligence in municipal exercise of authority

PROPOSAL #20.: Closing of the Meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWEDISH MATCH AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W92277115

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting and election of          ISSUER             NO              N/A                  N/A

Sven Unger, Attorney at Law as the Chairman of the

meeting

PROPOSAL #2: Preparation and approve the voting list         ISSUER             NO              N/A                  N/A

PROPOSAL #3: Election of one or two persons, to                 ISSUER             NO              N/A                  N/A

verify the minutes

PROPOSAL #4: Determination of whether the meeting has        ISSUER             NO              N/A                  N/A

 been duly convened

PROPOSAL #5: Approve the agenda                                              ISSUER             NO              N/A                  N/A

PROPOSAL #6: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors report, the consolidated financial

statements and the Auditors report on the

consolidated financial statements for 2009, the

Auditors statement regarding compliance with the

principles for determination of remuneration to

senior executives as well as the Board of Directors

motion regarding the allocation of profit and

explanatory statements; in connection therewith, the

President's address and the report regarding the work

 of the Board of Directors and the work and function

PROPOSAL #7: Adoption of the income statement and              ISSUER            YES             FOR                  FOR

balance sheet and of the consolidated income

statement, consolidated balance sheet

PROPOSAL #8: Approve, that a dividend be paid to the         ISSUER            YES             FOR                  FOR

Shareholders in the amount of SEK 4.75 per share;

that the remaining profits be carried forward, minus

the funds that may be utilized for a bonus issue,

provided that the 2010 AGM passes a resolution in

accordance with the Board of Directors motion

concerning a reduction of the share capital pursuant

to Item 10 (a), as well as a resolution concerning a

bonus issue in accordance with the Board of Directors

  motion pursuant to Item 10 (b); the proposed record

 date for entitlement to receive a cash dividend is

30 APR 2010, the dividend is expected to be paid

through Euro clear Sweden AB, on 05 MAY 2010

PROPOSAL #9: Grant discharge from liability for the          ISSUER            YES             FOR                  FOR

Board Members and the President

PROPOSAL #10.a: Approve, a reduction in the Company's        ISSUER            YES             FOR                  FOR

 share capital of SEK 31,037,085.04 by means of the

withdrawal of 20,000,000 shares in the Company; the

shares in the Company proposed for withdrawal have

been repurchased by the Company in accordance with

the authorization granted by the General Meeting of

the Company; that the reduced amount be allocated to

a fund for use in repurchasing the Company's own

PROPOSAL #10.b: Approve, provided that the Meeting            ISSUER            YES             FOR                  FOR

passes a resolution in accordance with the Board'S

motion under item 10 a) above, an increase in the

Company's share capital of SEK 31,037,085.04 through

a transfer from non-restricted shareholders equity to

 the share capital [bonus issue], the share capital

shall be increased without issuing new shares

PROPOSAL #11: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

decide on the acquisition, on one or more occasions

prior to the next AGM, of a maximum of as many shares

 as may be acquired without the Company's holding at

any time exceeding 10% of all shares in the Company,

the shares shall be acquired on NASDA OMX Stockholm

at a price within the price interval registered at

any given time, i.e. the interval between the highest

 bid price and the lowest selling price, the purpose

of the repurchase is primarily to enable the

Company's capital structure to be adjusted and to

cover the allocation of options as part of the

Company's option program

PROPOSAL #12: Approve the proposes principles for              ISSUER            YES         AGAINST           AGAINST

remuneration and other terms of employment for the

President and other members of the Group Management

whereby remuneration and other items of employment

for the Group management shall correspond to market

practice, in addition to the fixed salary, the

members of the Group management may be entitled to

variable salary, the variable salary may include both

 an annual short term program to be paid out in the

beginning of the subsequent year depending on the

outcome of the program, and a long term program with

a performance period which shall not be shorter than

three years, the variable, salary, shall primarily be

 based on specific, clear, predetermined and

measurable financial or operational criteria and may

include an obligation to purchase and hold shares in

PROPOSAL #13: Approve, that the Meeting resolve that         ISSUER            YES             FOR                  FOR

the Company issue 713,670 call options to execute the

 option program for 2009; that the Company, in a

deviation from the preferential rights of

shareholders, be permitted to transfer of 713,670

shares in the Company at a selling price of SEK

197.45 per share in conjunction with a potential

exercise of the call options; the number of shares

and the selling price of the shares covered by the

transfer resolution in accordance with this item may

be recalculated as a consequence of a bonus issue of

shares, a consolidation or split of shares, a new

share issue, a reduction in the share capital, or

another similar measure

PROPOSAL #14: Approve that the Board of Directors              ISSUER            YES             FOR                  FOR

shall comprise 7 Members elected by the AGM and no

Deputies

PROPOSAL #15: Approve that the fees to the Board of          ISSUER            YES             FOR                  FOR

Directors be paid for the period until the close of

the next AGM: the Chairman shall receive SEK

1,575,000, the Deputy Chairman shall receive SEK

745,000 and the other Board members elected by the

meeting shall each receive SEK 630,000; it is

furthermore proposed that the Board, as remuneration

for committee work carried out, be allotted SEK

230,000 to the Chairman of the Compensation Committee

 and the Audit Committee respectively and SEK 115,000

 respectively to the other members of these

committees, although totaling no more than SEK

920,000; it is proposed that members of the Board

employed by the Swedish Match Group not receive any

PROPOSAL #16: Re-election of Charles A. Blixt, Andrew        ISSUER            YES             FOR                  FOR

 Cripps, Karen Guerra, Ame Jurbrant, Conny Karlsson,

Kersti Strandqvist and Meg Tiveus as the Members of

the Board of Directors and Conny Karlsson as the

Chairman of the Board and Andrew Cripps as the Deputy

 Chairman of the Board

PROPOSAL #17: Approve that the Chairman of the Board         ISSUER            YES             FOR                  FOR

shall be given a mandate to contact the Company's

four largest shareholders and ask them each to

appoint one representative to form the Nominating

Committee, together with the Chairman of the Board,

for the period until a new Nominating Committee has

been appointed in accordance with a mandate from the

next AGM; if any of these shareholders waives its

right to appoint a representative, the next largest

shareholder in terms of the number of votes shall be

asked to appoint a representative; the names of the

members of the Nominating Committee shall be

published no later than six months prior to the 2011

AGM; the four largest shareholders are identified on

the basis of the known numbers of votes in due time

before the date falling six month before the AGM; no

remuneration shall be payable to the members of the

Nominating Committee; any expenses incurred in the

course of the Nominating Committee's work shall be

borne by the Company

PROPOSAL #18: Approve that the meeting should adopt          ISSUER            YES             FOR                  FOR

the Instructions for Swedish Match AB's Nominating

Committee, which are identical to those adopted by

the 2009 AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWIRE PAC LTD

  TICKER:                  N/A                 CUSIP:   Y83310105

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Declare the final dividends                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.a: Re-elect P.A. Johansen as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #2.b: Re-elect J.R. Slosar as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors and authorize the Directors to fix their

remuneration

PROPOSAL #4: Authorize the Directors, subject to this        ISSUER            YES             FOR                  FOR

 resolution, during the relevant period of all the

powers of the Company to make on-market share

repurchases (within the meaning of the Code on Share

Repurchases); the aggregate nominal amount of any

class of the Company's shares which may be

repurchased pursuant to the approval in paragraph (a)

 above shall not exceed 10% of the aggregate nominal

amount of the shares of that class in issue at the

date of passing this Resolution; and  Authority

expires at the conclusion of the next AGM of the

Company; the expiration of the period within which

the next AGM of the Company is required by law to be

held; and the revocation or variation of the

authority given under this Resolution by ordinary

resolution of the shareholders in general meeting

and references to shares include securities which

carry a right to subscribe for or purchase shares

PROPOSAL #5: Authorize the Directors, during the                ISSUER            YES             FOR                  FOR

Relevant Period to allot, issue and deal with

additional shares and to make or grant offers,

agreements and options which will or might require

the exercise of such powers during or after the end

of the Relevant Period, the aggregate nominal amount

of shares of any class allotted or agreed

conditionally or unconditionally to be allotted

(whether pursuant to an option or otherwise) by the

Directors pursuant to the approval in this

resolution, otherwise than pursuant to (i) a Rights

Issue or (ii) any scrip dividend or similar

arrangement providing for the allotment of shares in

lieu of the whole or part of a dividend on shares,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWISS LIFE HLDG

  TICKER:                  N/A                 CUSIP:   H7354Q135

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Receive the annual report 2009 (review        ISSUER            YES             FOR                  FOR

 of operations, consolidated financial statements and

 annual financial statements)

PROPOSAL #1.2: Approve to accept the report on                   ISSUER            YES             FOR                  FOR

compensation published in the annual report of 2009

PROPOSAL #2.1: Approve that, Swiss Life Holding Ltd's        ISSUER            YES             FOR                  FOR

 available profit for 2009 of CHF 43,609,395,

consisting as specified

PROPOSAL #2.2: Approve to reduce the ordinary share          ISSUER            YES             FOR                  FOR

capital of the Company by repayment of par value by

CHF 2.40 per share from CHF 12 to CHF 9.60 per

registered share and to pay the amount of the

reduction of CHF 2.40 per share to the shareholders,

the share capital subject to the reduction consists

of 32,081,054 issued shares as well as additional

shares to be issued from conditional capital in

accordance with Clause 4.9, paragraph 1 of the

Articles of Association up to the time the reduction

of share capital is effected, a maximum of 2,359,386

shares can be issued from this conditional capital

based on option and conversion rights, the minimum

amount of the reduction of share capital thus amounts

 to CHF 76,994,529.60, and the maximum amount of the

reduction to CHF 82,657,506.00, the Auditors' report

by PricewaterhouseCoopers Ltd as the state supervised

 audit firm concluded that the claims of creditors

remain fully covered pursuant to Article 732,

paragraph 2 or notwithstanding the above-mentioned

reduction of share capital at the maximum reduction

amount; and amend, upon completion of the reduction

of share capital, Clause 4.1 and 4.9, paragraph 1 of

the Articles of Association will be amended as

indicated by the specified text; and the Board of

Directors shall be instructed to implement the

resolutions of the AGM

PROPOSAL #3: Grant discharge to the members of the            ISSUER            YES             FOR                  FOR

Board of Directors with respect to the 2009 FY

PROPOSAL #4.1: Amend Clause 4.6 of the Articles of            ISSUER            YES             FOR                  FOR

Association (implementation of the Federal Act on

Book-Entry Securities Bucheffektengesetz)

PROPOSAL #4.2: Amend Clause 7.5 of the Articles of            ISSUER            YES             FOR                  FOR

Association (adaptation of minimum shareholding for

placing items on the agenda)

PROPOSAL #5.1: Re-elect Volker Bremkamp as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #5.2: Re-elect Peter Quadri as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of PricewaterhouseCoopers Ldt          ISSUER            YES             FOR                  FOR

as the Statutory Auditor for the 2010 FY

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SWISSCOM AG, ITTIGEN

  TICKER:                  N/A                 CUSIP:   H8398N104

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report, the                     ISSUER            YES             FOR                  FOR

financial statements of Swisscom Ltd and the

consolidated financial statements for FY 2009

PROPOSAL #1.2: Approve the 2009 remuneration report          ISSUER            YES             FOR                  FOR

as specified by means of a consultative vote

PROPOSAL #2.: Approve the retained earnings of FY              ISSUER            YES             FOR                  FOR

2009 of CHF 3,676 million be appropriated as follows:

 payment of a dividend to a total of CHF 1,036

million (CHF 20 gross per share) and balance to be

carried forward CHF 2,640 million

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the 2009 FY

PROPOSAL #4.: Amend Clauses 3.2 and 3.3 of the                   ISSUER            YES             FOR                  FOR

Articles of Incorporation as specifed

PROPOSAL #5.1: Re-elect Dr. Anton Scherrer as a                 ISSUER            YES             FOR                  FOR

Member and Chairman of the Board of Directors for a

one-year term of office

PROPOSAL #5.2: Re-elect Hugo Gerber as a Member of            ISSUER            YES             FOR                  FOR

the Board of Directors for a two-year term of office

PROPOSAL #5.3: Re-elect Catherine M hlemann as a                ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a two-year term

of office

PROPOSAL #6.: Re-elect KPMG AG, of Muri near Bern, as        ISSUER            YES             FOR                  FOR

 the Statutory Auditors for the FY 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYMANTEC CORPORATION

  TICKER:                  SYMC               CUSIP:   871503108

  MEETING DATE:      9/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL A. BROWN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM T. COLEMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK E. DANGEARD                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALDINE B. LAYBOURNE                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID L. MAHONEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT S. MILLER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ENRIQUE SALEM                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DANIEL H. SCHULMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. THOMPSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V. PAUL UNRUH                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF KPMG LLP AS         ISSUER            YES             FOR                  FOR

SYMANTEC'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE 2010 FISCAL YEAR.

PROPOSAL #03: TO CONSIDER AND VOTE UPON A STOCKHOLDER   SHAREHOLDER        YES         AGAINST               FOR

 PROPOSAL REGARDING SPECIAL STOCKHOLDER MEETINGS, IF

PROPERLY PRESENTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNGENTA AG, BASEL

  TICKER:                  N/A                 CUSIP:   H84140112

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual report including              ISSUER            YES             FOR                  FOR

annual accounts, compensation report and accounts of

the Group for 2009

PROPOSAL #2.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Management

PROPOSAL #3.: Approve the appropriation of the                   ISSUER            YES             FOR                  FOR

balance profit of 2008 and dividend resolution

PROPOSAL #4.1: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the creation of the authorized

share capital

PROPOSAL #4.2: Approve the partial amendment of the          ISSUER            YES             FOR                  FOR

By-laws regarding the shares certificates and book

PROPOSAL #4.3: Approve formal adjustments in Articles        ISSUER            YES             FOR                  FOR

 9, 11 Paragraph 1, 17, 18, 24 Paragraph 1, 27 and 28

 of the Articles of Association

PROPOSAL #5.1: Re-elect Mr. Michael Mack to the Board        ISSUER            YES             FOR                  FOR

 of Directors, for a three-year term of office

PROPOSAL #5.2: Re-elect Mr. Jacques Vincent to the            ISSUER            YES             FOR                  FOR

Board of Directors, for a three-year term of office

PROPOSAL #6.: Election of Ernst and Young AG as the          ISSUER            YES             FOR                  FOR

Auditors, for the business year 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNNEX TECHNOLOGY INTL CORP

  TICKER:                  N/A                 CUSIP:   Y8344J109

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 2.42 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed stock dividend: 100

for 1,000 shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of incorporation

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans, endorsement and guarantee

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNOPSYS, INC.

  TICKER:                  SNPS               CUSIP:   871607107

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: AART J. DE GEUS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED CASTINO                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHI-FOON CHAN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE R. CHIZEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DEBORAH A. COLEMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN SCHWARZ                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROY VALLEE                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEVEN C. WALSKE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AN AMENDED AND RESTATED              ISSUER            YES             FOR                  FOR

EMPLOYEE STOCK PURCHASE PLAN TO, AMONG OTHER ITEMS,

INCREASE THE NUMBER OF SHARES OF COMMON STOCK

RESERVED UNDER THE PLAN BY 5,000,000 SHARES.

PROPOSAL #03: APPROVAL OF AN AMENDMENT TO SYNOPSYS'          ISSUER            YES             FOR                  FOR

2005 NON-EMPLOYEE DIRECTORS EQUITY PLAN TO, AMONG

OTHER ITEMS, EXTEND ITS TERM BY FIVE YEARS.

PROPOSAL #04: RATIFICATION OF THE SELECTION OF KPMG          ISSUER            YES             FOR                  FOR

LLP AS SYNOPSYS' INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER

31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYNTHES INC

  TICKER:                  N/A                 CUSIP:   87162M409

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Report on the business year 2009                      ISSUER             NO              N/A                  N/A

PROPOSAL #2: Guest speech: Dr. Kurt Altermatt                     ISSUER             NO              N/A                  N/A

president Executive Committee, Solothurner Spitaler AG

PROPOSAL #3: Approve the report on the FY, the annual        ISSUER            YES             FOR                  FOR

 accounts and the consolidated accounts for 2009

PROPOSAL #4: Approve a dividend of CHF 1.35 per share        ISSUER            YES             FOR                  FOR

 subject to applicable withholding tax to be paid

free of charges starting 05 MAY 2010

PROPOSAL #5.1: Re-election of Charles Hedgepeth as a         ISSUER            YES             FOR                  FOR

Member to the Board of Directors

PROPOSAL #5.2: Re-election of Amin Khoury as a Member        ISSUER            YES             FOR                  FOR

 to the Board of Directors

PROPOSAL #5.3: Re-election of Jobst Wagner as a                 ISSUER            YES             FOR                  FOR

Member to the Board of Directors

PROPOSAL #5.4: Election of Daniel Eicher as a Member         ISSUER            YES             FOR                  FOR

to the Board of Directors

PROPOSAL #6: Ratify the selection of Ernst and Young         ISSUER            YES             FOR                  FOR

as the Auditors for 2010

PROPOSAL #7: Miscellaneous                                                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYSCO CORPORATION

  TICKER:                  SYY                 CUSIP:   871829107

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF STOCKHOLDERS IN 2012: JONATHAN

PROPOSAL #1B: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF STOCKHOLDERS IN 2012: JOSEPH A.

HAFNER. JR.

PROPOSAL #1C: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF STOCKHOLDERS IN 2012: NANCY S.

NEWCOMB

PROPOSAL #1D: ELECTION OF DIRECTOR TO SERVE UNTIL THE        ISSUER            YES             FOR                  FOR

 ANNUAL MEETING OF STOCKHOLDERS IN 2012: KENNETH F.

SPITLER

PROPOSAL #02: TO APPROVE THE 2009 NON-EMPLOYEE                   ISSUER            YES             FOR                  FOR

DIRECTORS STOCK PLAN.

PROPOSAL #03: TO AUTHORIZE AMENDMENTS TO SYSCO'S 2007        ISSUER            YES             FOR                  FOR

 STOCK INCENTIVE PLAN, AS AMENDED.

PROPOSAL #04: TO APPROVE THE MATERIAL TERMS OF, AND          ISSUER            YES             FOR                  FOR

THE PAYMENT OF COMPENSATION TO CERTAIN EXECUTIVE

OFFICERS PURSUANT TO, THE 2009 MANAGEMENT INCENTIVE

PLAN, SO THAT THE DEDUCTIBILITY OF SUCH COMPENSATION

WILL NOT BE LIMITED BY SECTION 162(M) OF THE INTERNAL

 REVENUE CODE.

PROPOSAL #05: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS SYSCO'S INDEPENDENT ACCOUNTANTS FOR

FISCAL 2010.

PROPOSAL #06: TO CONSIDER AND APPROVE AN ADVISORY              ISSUER            YES             FOR                  FOR

PROPOSAL RELATING TO THE COMPANY'S EXECUTIVE

COMPENSATION PHILOSOPHY, POLICIES AND PROCEDURES.

PROPOSAL #07: TO CONSIDER A STOCKHOLDER PROPOSAL, IF    SHAREHOLDER        YES         ABSTAIN           AGAINST

PRESENTED AT THE MEETING, REQUESTING THAT THE BOARD

OF DIRECTORS ADOPT CERTAIN PRINCIPLES FOR HEALTH CARE

 REFORM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  SYSMEX CORPORATION

  TICKER:                  N/A                 CUSIP:   J7864H102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  T&D HOLDINGS, INC.

  TICKER:                  N/A                 CUSIP:   J86796109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Retiring

Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  T. ROWE PRICE GROUP, INC.

  TICKER:                  TROW               CUSIP:   74144T108

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EDWARD C. BERNARD        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES T. BRADY             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: J. ALFRED                     ISSUER            YES             FOR                  FOR

BROADDUS, JR.

PROPOSAL #1D: ELECTION OF DIRECTOR: DONALD B. HEBB,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES A.C. KENNEDY      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: BRIAN C. ROGERS           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DR. ALFRED SOMMER        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DWIGHT S. TAYLOR         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: ANNE MARIE                   ISSUER            YES             FOR                  FOR

WHITTEMORE

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  T.E.R.N.A.- RETE ELETTRICA NAZIONALE SPA, ROMA

  TICKER:                  N/A                 CUSIP:   T9471R100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the balance sheet as of 31 DEC          ISSUER             NO              N/A                  N/A

2009, Board of Directors, Board of Auditors and

Auditing Company's reports and presentation of the

consolidated balancesheet as of 31 DEC 2009

PROPOSAL #2: Approve the profits allocation                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TABCORP HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Q8815D101

  MEETING DATE:      10/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER             NO              N/A                  N/A

the reports of the Directors and the Auditor in

respect of the YE 30 JUN 2009

PROPOSAL #2.A: Re-elect Dr. Zygmunt Switkowski as a          ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Constitution of the Company

PROPOSAL #2.B: Elect Mrs. Jane Hemstritch as a                   ISSUER            YES             FOR                  FOR

Director of the Company, who retires

PROPOSAL #3.: Adopt the remuneration report [which            ISSUER            YES             FOR                  FOR

forms part of the Directors' report] in respect of

the YE 30 JUN 2009

PROPOSAL #4.: Approve to grant 326,086 Performance            ISSUER            YES             FOR                  FOR

Rights to the Managing Director and Chief Executive

Officer of the Company, Mr. Elmer Funke Kupper, under

 the Tabcorp Long Term Performance Plan, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIHEIYO CEMENT CORPORATION

  TICKER:                  N/A                 CUSIP:   J7923L110

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Reduce Term of                 ISSUER            YES             FOR                  FOR

Office of Directors to One Year

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAISEI CORPORATION

  TICKER:                  N/A                 CUSIP:   J79561130

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Appoint a Director                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAISHIN FINANCIAL HOLDINGS CO LTD

  TICKER:                  N/A                 CUSIP:   Y84086100

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

consolidated financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution:         ISSUER            YES             FOR                  FOR

stock dividend: 110 FOR 1,000 shares held

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings

PROPOSAL #B51.1: Election of Thomas T.L. Wu as a                ISSUER            YES             FOR                  FOR

Director, Bo-Ri Co., LTD. Shareholder NO.:016576

PROPOSAL #B51.2: Election of  Weijian Shan as a                 ISSUER            YES             FOR                  FOR

Director, Tpg Newbridge Taishin Holdings I, Ltd.

Shareholder No:323342

PROPOSAL #B51.3: Election of  Jui-Sung Kuo as a                 ISSUER            YES             FOR                  FOR

Director, Tong Shan Investment Co. Ltd Shareholder

No.:014122

PROPOSAL #B51.4: Election of  Cheng-Ching Wu as a              ISSUER            YES             FOR                  FOR

Director, Tai-Ho Investment Co. Ltd. Shareholder

No.:070384

PROPOSAL #B51.5: Election of Steve S.F. Shieh as a            ISSUER            YES             FOR                  FOR

Director, Hsiang-Chao Investment Co. Ltd. Shareholder

 No:345123

PROPOSAL #B51.6: Election of  Keh-Hsiao Lin as a                ISSUER            YES             FOR                  FOR

Director, Pan City Co., Ltd. Shareholder No:000004

PROPOSAL #B52.1: Election of  Chih Kang Wang as an            ISSUER            YES             FOR                  FOR

Independent Director shareholder No: F103335168

PROPOSAL #B52.2: Election of  Lin Neng Pai as an                ISSUER            YES             FOR                  FOR

Independent Director shareholder No: R100981774

PROPOSAL #B53.1: Election of  Chu-Chan Wang as a                ISSUER            YES             FOR                  FOR

Supervisor, Master Advisor Management Consulting Co.,

 Ltd. Shareholder No:014144

PROPOSAL #B53.2: Election of  Long-Su Lin as a                   ISSUER            YES             FOR                  FOR

Supervisor, Taishin International Investment and

Development Co. Ltd. Shareholder No:276571

PROPOSAL #B.6: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAISHO PHARMACEUTICAL CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J79819108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN BUSINESS BANK

  TICKER:                  N/A                 CUSIP:   Y8414R106

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution           ISSUER            YES             FOR                  FOR

PROPOSAL #B.3: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings   proposed stock dividend :40

shares for 1,000 shares held

PROPOSAL #B.6: Approve to revise the rules of                     ISSUER            YES             FOR                  FOR

shareholder meeting

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN CEMENT CORP

  TICKER:                  N/A                 CUSIP:   Y8415D106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business reports and                       ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The establishment for the rules of the        ISSUER             NO              N/A                  N/A

 Board Meeting

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve The 2009 Profit Distribution;         ISSUER            YES             FOR                  FOR

Proposed Cash Dividend: TWD 1.8 Per Share New

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve to adjust the investment quota        ISSUER            YES             FOR                  FOR

 in People's Republic of China

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN COOPERATIVE BANK

  TICKER:                  N/A                 CUSIP:   Y83749104

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Receive the 2009 business reports and         ISSUER            YES             FOR                  FOR

 financial statements

PROPOSAL #B.2: Approve the 2009 Profit Distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend:  TWD 0.2 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from  retained earnings and capital reserves 1,000

shares held; proposed bonus issue: 40 for 1,000

shares held

PROPOSAL #B.4: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.5: Approve the proposal of splitting the         ISSUER            YES             FOR                  FOR

securities department into a newly Company (unlisted)

PROPOSAL #B61.1: Election of Gee, Keh-Chang,                       ISSUER            YES             FOR                  FOR

ID:A100536542 as an Independent Director

PROPOSAL #B61.2: Election of Huang, Ming-Sheng,                 ISSUER            YES             FOR                  FOR

ID:L121229078 as an Independent Director

PROPOSAL #B61.3: Election of Lee, Mao, ID:P101582997         ISSUER            YES             FOR                  FOR

as an Independent Director

PROPOSAL #B61.4: Election of Yang, Chaw,                              ISSUER            YES             FOR                  FOR

ID:K101050675 as an Independent Director

PROPOSAL #B62.1: Election of Liu, Teng-Cheng,                     ISSUER            YES             FOR                  FOR

ID:N102493765 as a Director

PROPOSAL #B62.2: Election of Tsai, Chiu-Jung,                     ISSUER            YES             FOR                  FOR

ID:U100406537 as a Director

PROPOSAL #B62.3: Election of Wu, Shui-Yuan,                        ISSUER            YES             FOR                  FOR

ID:B120069347 as a Director

PROPOSAL #B62.4: Election of Chen, Kuo-Tay,                        ISSUER            YES             FOR                  FOR

ID:R102516104 as a Director

PROPOSAL #B62.5: Election of Tsai, Yen-Shu,                        ISSUER            YES             FOR                  FOR

ID:N102491583 as a Director

PROPOSAL #B62.6: Election of Chang, Pei-Chih,                     ISSUER            YES             FOR                  FOR

ID:A100616107 as a Director

PROPOSAL #B62.7: Election of Chan, Ting-jeng,                     ISSUER            YES             FOR                  FOR

ID:P120356275 as a Director

PROPOSAL #B62.8: Election of Fann, Dai-Ming,                       ISSUER            YES             FOR                  FOR

ID:J220166046 as a Director

PROPOSAL #B63.1: Election of Huang, Shou-Tzuoo,                 ISSUER            YES             FOR                  FOR

ID:X100075506 as a Supervisor

PROPOSAL #B63.2: Election of Chen, Len-E,                            ISSUER            YES             FOR                  FOR

ID:C100153072 as a Supervisor

PROPOSAL #B63.3: Election of Chen, E-Dawn,                          ISSUER            YES             FOR                  FOR

ID:U200237847 as a Supervior

PROPOSAL #B.7: Approve the proposal to release the           ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

Competitive  Business

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN FERTILIZER CO LTD

  TICKER:                  N/A                 CUSIP:   Y84171100

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #a.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #b.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #b.2: Approve the profit distribution, cash         ISSUER            YES             FOR                  FOR

dividend: TWD 1.4 per share

PROPOSAL #b.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #b.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of  monetary loans,  endorsement and guarantee

PROPOSAL #B.5: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN GLASS IND CORP

  TICKER:                  N/A                 CUSIP:   Y8420M109

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: The 2009 business reports                              ISSUER             NO              N/A                  N/A

PROPOSAL #1.2: The 2009 audited reports reviewed by          ISSUER             NO              N/A                  N/A

Supervisors

PROPOSAL #1.3: The status of the investment                         ISSUER             NO              N/A                  N/A

PROPOSAL #2.1: Ratify the 2009 audited reports                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Ratify the 2009 earnings distribution         ISSUER            YES             FOR                  FOR

proposal [proposed cash dividend: TWD 0.2 /shares]

PROPOSAL #2.3: Approve to raise capital by issuing            ISSUER            YES             FOR                  FOR

new shares from earnings [proposed stock dividend: 30

 shares/1000 shares]

PROPOSAL #2.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #2.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

loan to other parties

PROPOSAL #2.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsements and guarantees

PROPOSAL #3: Other issues and extraordinary motions           ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN MOBILE CO LTD

  TICKER:                  N/A                 CUSIP:   Y84153215

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 5.03 per share

PROPOSAL #B.3: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans, endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN SECOM

  TICKER:                  N/A                 CUSIP:   Y8461H100

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the 2009                     ISSUER             NO              N/A                  N/A

business operations and financial statements

PROPOSAL #A.2: Receive the report on the 2009 audited        ISSUER             NO              N/A                  N/A

 reports

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the profit distribution as              ISSUER            YES             FOR                  FOR

follows: proposed cash dividend: TWD 3 per share

PROPOSAL #B.3: Amend the procedures of monetary                 ISSUER            YES             FOR                  FOR

loans, endorsement and guarantee

PROPOSAL #B.4: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIWAN SEMICONDUCTOR MFG. CO. LTD.

  TICKER:                  TSM                 CUSIP:   874039100

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ACCEPT 2009 BUSINESS REPORT AND                ISSUER            YES             FOR                  FOR

FINANCIAL STATEMENTS

PROPOSAL #02: TO APPROVE THE PROPOSAL FOR                            ISSUER            YES             FOR                  FOR

DISTRIBUTION OF 2009 PROFITS

PROPOSAL #03: TO REVISE THE ARTICLES OF INCORPORATION        ISSUER            YES             FOR                  FOR

PROPOSAL #04: TO REVISE THE POLICIES AND PROCEDURES          ISSUER            YES             FOR                  FOR

FOR FINANCIAL DERIVATIVES TRANSACTIONS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIYO NIPPON SANSO CORPORATION

  TICKER:                  N/A                 CUSIP:   J55440119

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAIYO YUDEN CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J80206113

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAKARA HOLDINGS INC.

  TICKER:                  N/A                 CUSIP:   J80733108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Allow Board to Execute Anti-Takeover              ISSUER            YES         AGAINST           AGAINST

Defense Measures as Anti-Takeover Defense Measures

Extended

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAKASHIMAYA COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J81195125

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAKATA CORPORATION

  TICKER:                  N/A                 CUSIP:   J8124G108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAKEDA PHARMACEUTICAL COMPANY LIMITED

  TICKER:                  N/A                 CUSIP:   J8129E108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAKEFUJI CORPORATION

  TICKER:                  N/A                 CUSIP:   J81335101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Accrued Benefits              ISSUER            YES         AGAINST           AGAINST

associated with Abolition of Retirement Benefit

System for Current Corporate Officers

PROPOSAL #5.: Approve Continuance of the Policy                 ISSUER            YES         AGAINST           AGAINST

Regarding Large-scale Purchases of the Company's

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TALISMAN ENERGY INC

  TICKER:                  N/A                 CUSIP:   87425E103

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Christiane Bergevin as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.2: Election of Donald J. Carty as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of Willim R.P. Dalton as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Kevin S. Dunne as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.5: Election of Harold N. Kvisle as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of John A. Manzoni as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.7: Election of Lisa A. Stewart as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Election of Peter W. Tomsett as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.9: Election of John D. Watson as a                   ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Charles R. Williamson as         ISSUER            YES             FOR                  FOR

a Director for the ensuing year

PROPOSAL #1.11: Election of Charles M. Winograd as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Reappoint Ernst & Young LLP, Chartered          ISSUER            YES             FOR                  FOR

Accountants, as the Auditor of the Company for the

ensuing year

PROPOSAL #3: Amend the Company's By-law No.1 as                 ISSUER            YES             FOR                  FOR

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TAM S A

  TICKER:                  N/A                 CUSIP:   P8947T132

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A: To examine, discuss and vote upon the            ISSUER             NO              N/A                  N/A

board of directors annual report, the financial

statements and independent auditors report relating

to FYE DEC 31, 2009

PROPOSAL #B: Destination of the YE results of 2009            ISSUER             NO              N/A                  N/A

the distribution of dividends and interest over

PROPOSAL #C: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #D: To set the global remuneration of the            ISSUER             NO              N/A                  N/A

company directors for the 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TANJONG PLC

  TICKER:                  N/A                 CUSIP:   G8668W116

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Annual Report and audited          ISSUER            YES             FOR                  FOR

financial statements of the Company and of the Group

for the YE 31 JAN 2009 and the Reports of the

Directors and Auditors thereon

PROPOSAL #2.: Approve the Directors' Remuneration              ISSUER            YES             FOR                  FOR

Report for the YE 31 JAN 2009, as specified

PROPOSAL #3.: Declare a final dividend of 20 sen                ISSUER            YES             FOR                  FOR

gross per share less Malaysian Income Tax at 25% in

respect of the YE 31 JAN 2009

PROPOSAL #4.: Re-elect Khoo Teik Chooi as Director of        ISSUER            YES         AGAINST           AGAINST

 the Company, who retires by rotation in accordance

with Articles 74 and 75 of the Company's Articles of

Association

PROPOSAL #5.: Re-elect Augustus Ralph Marshall, as            ISSUER            YES         AGAINST           AGAINST

Director of the Company, who retires in accordance

with Article 75 of the Company's Articles of

Association

PROPOSAL #6.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company and authorize the

Directors to set their remuneration

PROPOSAL #7.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to allot relevant securities [within the meaning of

Section 80 of the Companies Act 1985 of Great

Britain] up to an aggregate nominal amount of GBP

3,024,420.90[Authority shall expire at the conclusion

 of the next AGM of the Company after the passing of

this resolution [unless previously revoked or varied

by the Company in general meeting]] save that the

Company may, before such expiry, make an offer or

agreement which would or might require relevant

securities to be allotted after such expiry and the

Directors may allot relevant securities in pursuance

of such an offer or agreement as if the authority

conferred hereby had not expired

PROPOSAL #S.8: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company, subject to the passing of the preceding

resolution, pursuant to Section 95 of the Companies

Act 1985 of Great Britain, to allot equity securities

 [within the meaning of Section 94 of the said Act]

for cash pursuant to the authority conferred by the

preceding resolution and/or where such allotment

constitutes an allotment of equity securities by

virtue of Section 94[3A] of the said Act, as if sub-

section [1] of Section 89 of the said Act did not

apply to any such allotment, provided that this power

 shall be limited to: [a] the allotment of equity

securities in connection with a rights issue, open

offer or any other pre-emptive offer or a scrip

dividend alternative, in favour of ordinary

shareholders [excluding any shareholder holding

shares as treasury shares], where the equity

securities respectively attributable to the interests

 of such ordinary shareholders on a fixed record date

 are proportionate [as nearly as may be] to the

respective numbers of ordinary shares held by them

[subject in either case to such exclusions or other

arrangements as the Board may deem necessary or

expedient to deal with fractional entitlements or

legal or practical problems arising in any overseas

territory, the requirements of any regulatory body or

 stock exchange or any other matter whatsoever]; and

[b] the allotment [otherwise than pursuant to sub-

paragraph [a] above] of equity securities up to an

aggregate nominal value of GBP 3,024,420.90 and shall

 expire at the conclusion of the next AGM of the

Company after the passing of this resolution, save

that the Company may, before such expiry, make an

offer or agreement which would or might require

equity securities to be allotted after such expiry

and the Board may allot equity securities in

pursuance of such an offer or agreement as if the

PROPOSAL #S.9: Appoint a person as a Director, for a         ISSUER            YES             FOR                  FOR

general meeting other than an AGM and a general

meeting called on not less than 14 clear days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TARGET CORPORATION

  TICKER:                  TGT                 CUSIP:   87612E106

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CALVIN DARDEN               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ANNE M. MULCAHY           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEPHEN W. SANGER        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GREGG W.                       ISSUER            YES             FOR                  FOR

STEINHAFEL

PROPOSAL #02: COMPANY PROPOSAL TO RATIFY THE                       ISSUER            YES         AGAINST           AGAINST

APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT

REGISTERED PUBLIC ACCOUNTANTS

PROPOSAL #03: COMPANY PROPOSAL TO AMEND THE RESTATED         ISSUER            YES             FOR                  FOR

ARTICLES OF INCORPORATION RELATING TO BOARD, SEE

PROXY STATEMENT FOR FURTHER DETAILS.

PROPOSAL #04: COMPANY PROPOSAL TO AMEND THE RESTATED         ISSUER            YES             FOR                  FOR

ARTICLES OF INCORPORATION TO ELIMINATE A

SUPERMAJORITY VOTE REQUIREMENT FOR CERTAIN BUSINESS

PROPOSAL #05: COMPANY PROPOSAL TO AMEND AND RESTATE          ISSUER            YES             FOR                  FOR

THE RESTATED ARTICLES TO REFLECT THE CHANGES PROPOSED

 AS ITEMS 3 AND 4, IF APPROVED, ALL AS MORE FULLY

DESCRIBED IN THE PROXY STATEMENT

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING ANNUAL      SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA CHEMICALS LTD

  TICKER:                  N/A                 CUSIP:   Y85478116

  MEETING DATE:      7/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

profit and loss account for the YE 31 MAR 2009 and

the balance sheet as at that date, together with the

reports of the Board of Directors and the Auditors

thereon

PROPOSAL #2.: Declare a dividend on ordinary shares           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. R. Gopalakrishnan as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. Nasser Munjee as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. Yoginder K. Alagh as a          ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Appoint the Auditors and approve to fix        ISSUER            YES             FOR                  FOR

 their remuneration

PROPOSAL #7.: Appoint Mr. Arun Nath Maira as a                   ISSUER            YES             FOR                  FOR

Director of the Company, liable to retire by rotation

PROPOSAL #8.: Appoint Mr. Eknath A. Kshirsagar as a          ISSUER            YES             FOR                  FOR

Director of the Company, liable to retire by rotation

PROPOSAL #9.: Appoint Mr. R. Mukundan as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #10.: Authorize the Company, pursuant to the        ISSUER            YES             FOR                  FOR

 provisions of Sections 198, 269, 309 and other

applicable provisions, if any, of the Companies Act

1956 (the Act), read with Schedule XIII to the Act,

including any statutory modification or re-enactment

thereof, the appointment of Mr. R. Mukundan as an

Executive/Managing Director of the Company, upon the

terms and conditions, as specified; authorize the

Board to take all such steps including the power to

alter and vary the terms and conditions of the said

appointment in such manner as may be agreed to

between the Board and Mr. R. Mukundan, subject to

such approval as may be necessary, proper and

expedient and to do any act, deeds, matters and

things to give effect to this resolution

PROPOSAL #11.: Appoint Mr. Kapil Mehan as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #12.: Authorize the Company, pursuant to the        ISSUER            YES             FOR                  FOR

 provisions of Sections 198, 269, 309 and other

applicable provisions, if any, of the Companies Act

1956, read with Schedule XIII, including any

statutory modification or re-enactment thereof, the

appointment of Mr. Kapil Mehan as an Executive

Director, upon the terms and conditions as specified;

 authorize the Board to take all such steps including

 the power to alter and vary the terms and conditions

 of the said appointment in such manner as may be

agreed to between the Board and Mr. Kapil Mehan,

subject to such approval as may be necessary, proper

and expedient and to do any act, deeds, matters and

things to give effect to this resolution

PROPOSAL #13.: Appoint Mr. P.K. Ghose as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #14.: Authorize the Members of the Company,         ISSUER            YES             FOR                  FOR

pursuant to the provisions of Sections 198, 269, 309

and other applicable provisions, if any, of the

Companies Act 1956, read with Schedule XIII,

including any statutory modification or re-enactment

thereof, the appointment of Mr. P. K. Ghose as an

Executive Directors, upon the terms as specified;

authorize the Board to take all such steps including

the power to alter and vary the terms and conditions

of the said appointment in such manner as may be

agreed to between the Board and Mr. P.K. Ghose,

subject to such approval as may be necessary, proper

and expedient and to do any act, deeds, matters and

things to give effect to this resolution

PROPOSAL #S.15: Approve that pursuant to Section 48          ISSUER            YES             FOR                  FOR

of the Companies Act 1956, Articles of Association of

 the Company and other applicable provisions, if any,

 the consent of the Company be and hereby accorded to

 amend the Article 179 of the Articles of Association

 of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA COMMUNICATIONS LTD

  TICKER:                  N/A                 CUSIP:   Y9371X128

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet of         ISSUER            YES             FOR                  FOR

the Company as on 31 MAR 2009, the audited profit and

 loss account for the YE on that date, the Auditors'

report thereon and the report of the Board of

PROPOSAL #2.: Declare a dividend for the FY 2008-2009        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Subodh Bhargava as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation at this AGM

PROPOSAL #4.: Re-appoint Mr. Kishor Chaukar as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation at this AGM

PROPOSAL #5.: Re-appoint Mr. S. Ramadorai as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation at this AGM

PROPOSAL #6.: Appoint Dr. Ashok Jhunjhunwala as a              ISSUER            YES             FOR                  FOR

Director, liable to retire by rotation

PROPOSAL #S.7: Appoint, pursuant to Section 224 A and        ISSUER            YES             FOR                  FOR

 other applicable provisions, if any, of the

Companies Act, 1956, Messrs. S.B. Billimoria & Co.,

Chartered Accountants, as the Statutory Auditors of

the Company to hold office from the conclusion of

this AGM until the conclusion of the next AGM;

approve to examine and audit the accounts of the

Company for the FY 2009-2010 on such remuneration as

may be mutually agreed upon between the Board of

Directors and the Auditors, plus reimbursement of

service tax, travelling and out of pocket expenses;

and authorize the Auditors of the Company to carry

out [either themselves or through qualified

associates] the audit of the Company's accounts

maintained at all its branches and establishments

[whether now existing or acquired during the FYE 31

PROPOSAL #S.8: Approve, pursuant to Sections 94,                ISSUER            YES         AGAINST           AGAINST

81(1A) and 16 and other applicable provisions, if

any, of the Companies Act of 1956, and the Memorandum

 and Articles of Association of the Company, to

increase the authorized share capital of the Company

and re-classified from INR 300,00,00,000 divided in

to 30,00,00,000 equity shares of INR 10 each to INR

2000,00,00,000 divided into 100,00,00,000 equity

shares of INR 10 each and 100,00,00,000 Preference

Shares of INR 10 each with the power to the Board to

decide on the extent of variation in such rights and

to classify from time to time such shares into any

class of shares; authorize the Board of Directors of

the Company, for the purpose of giving effect to this

 resolution, to take all such steps and actions and

give such directions as may be in its absolute

discretion deemed necessary and expedient and to

settle any question that may arise in this regard;

amend Clause V of the Memorandum of Association of

the Company as specified

PROPOSAL #S.9: Amend Article 5 of the Articles of              ISSUER            YES         AGAINST           AGAINST

Association of the Company as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA MOTORS LTD

  TICKER:                  N/A                 CUSIP:   Y85740143

  MEETING DATE:      8/25/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit            ISSUER            YES             FOR                  FOR

and loss account for the YE 31 MAR 2009 and the

balance sheet as at that date together with the

report of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on ordinary shares          ISSUER            YES             FOR                  FOR

and 'A' ordinary shares

PROPOSAL #3.: Re-appoint Mr. N.N. Wadia as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. S.M. Palia as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors and approve to fix        ISSUER            YES             FOR                  FOR

 their remuneration

PROPOSAL #6.: Appoint Mr. N. Munjee as a Director of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #7.: Appoint Mr. S. Bhargava as a Director          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #8.: Appoint Mr. V.K. Jairath as a Director         ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #9.: Appoint Mr. Ravi Kant as a Director of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #10.: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269, 309, 310 and other applicable

provisions, if any, of the Companies Act, 1956 [the

Act] read with Schedule XIII of the Act, the Company

and the appointment and terms of remuneration of Mr.

P.M. Telang as the Managing Director India Operations

 of the Company for of period from 02 JUN 2009 to 21

JUN 2012 upon the terms and conditions, including the

 remuneration to be paid in the event of inadequacy

of profits in any FY as specified, with liberty to

the Directors to alter and vary the terms and

conditions of the said appointment in such manners as

 may be agreed to between the Directors and Mr.

Telang; and authorize the Board of Directors or a

Committee thereof of the Company to take all such

steps as may be necessary, proper and expedient to

give effect to this resolution

PROPOSAL #11.: Appoint, pursuant to the provisions of        ISSUER            YES         AGAINST           AGAINST

 Section 257 of the Companies Act, 1956, Mr. R.L.

Choudhary as a Director of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA POWER CO LTD

  TICKER:                  N/A                 CUSIP:   Y85481128

  MEETING DATE:      8/6/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited profit            ISSUER            YES             FOR                  FOR

and loss account for the YE 31 MAR 2009, the balance

sheet as at that date together with the reports of

the Directors and the Auditors thereon

PROPOSAL #2.: Declare a dividend on Equity Shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. R. N. Tata as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. H. S. Vachha as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. R. K. Misra as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Appoint the Auditors and approve to fix        ISSUER            YES             FOR                  FOR

 their remuneration

PROPOSAL #7.: Appoint Mr. A. K. Basu as a Director,          ISSUER            YES             FOR                  FOR

who holds office upto the date of the forthcoming AGM

 of the Company under Section 260 of the Companies

Act, 1956 [the Act] but who is eligible for

appointment and in respect of whom the Company has

received a notice in writing under Section 257 of the

 Act from a member proposing his candidature for the

PROPOSAL #8.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of the Section 228 and other applicable provisions,

if any, of the Companies Act 1956 [the Act], Hoda

Vasi Chowdhury & Co., Bangladesh as the Branch

Auditors of the Company to hold office from the

conclusion of this meeting until the conclusion of

the next AGM of the Company and to examine and audit

the books of account of the Branch Office of the

Company located at Bangladesh for the FY 2009-10 on

such remuneration as may be mutually agreed upon

between the Board of Directors of the Company and the

 Branch Auditors plus reimbursement of service tax,

traveling and out-of-pocket expenses; and authorize

the Board of Directors of the Company, pursuant to

the provisions of Section 228 and other applicable

provisions, if any, of the Act, to appoint as Branch

Auditors of any branch office which may be opened

hereafter in India or abroad in consultation with the

 Company's Auditors, any person qualified to act as

Branch Auditor within the provisions of the said

Section 228 and approve to fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA STEEL LTD, MUMBAI

  TICKER:                  N/A                 CUSIP:   Y8547N139

  MEETING DATE:      8/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Audited profit            ISSUER            YES             FOR                  FOR

and loss account for the YE 31 MAR 2009 and the

balance sheet as at that date together with the

report of the Board of Directors and the Auditors

PROPOSAL #2.: Declare a dividend on the 2% Cumulative        ISSUER            YES             FOR                  FOR

 Convertible Preference Shares

PROPOSAL #3.: Declare a dividend on Ordinary Shares           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint Mr. R. N. Tata as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Nusli N. Wadia as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint Mr. Subodh Bhargava as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #7.: Re-appoint Mr. Jacobus Schraven as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #8.: Appoint the Auditors and approve to fix        ISSUER            YES             FOR                  FOR

 their remuneration

PROPOSAL #9.: Appoint Mr. Kirby Adams as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Appoint Mr. H. M. Nerurkar as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #11.: Approve, pursuant to Sections 198,              ISSUER            YES             FOR                  FOR

269, 309, 311 and other applicable provisions, if

any, of the Companies Act, 1956 [the Act], read with

Schedule XIII of the Act, the appointment and terms

of remuneration of Mr. H. M. Nerurkar, Executive

Director [India& South East Asia] of the Company for

the period from 09 APR 2009 to 31 OCT 2013 as

specified, with liberty to the Directors to alter and

 vary the terms and conditions of the said

appointment in such manner as may be agreed to

between the Directors and Mr. H. M. Nerurkar;

authorize the Board to take all such steps as may be

necessary, proper and expedient to give effect to

PROPOSAL #S.12: Authorize the Board of Directors of          ISSUER            YES         AGAINST           AGAINST

the Company on behalf of the Company, pursuant to the

 provisions of Section 81(1A) and other applicable

provisions, if any, of the Companies Act, 1956 [the

Act] [including any amendment thereto or re-enactment

 thereof], and in accordance with the provisions of

the Memorandum and Articles of Association of the

Company and the Listing Agreements entered into with

the stock exchanges where the Ordinary Shares of the

Company are listed [the Stock Exchanges], Foreign

Exchange Management Act, 2000 [FEMA], Foreign

Exchange Management [Transfer or issue of security by

 a person resident outside India] Regulations, 2000

and Issue of Foreign Currency Convertible Bonds and

Ordinary Shares [through Depositary Receipt

Mechanism] Scheme, 1993 and the

regulations/guidelines, if any, prescribed by the

Securities and Exchange Board of India, Reserve Bank

of India, the Stock Exchanges, the Government of

India or any other relevant authority from time to

time, to the extent applicable and subject to such

approvals, consents, permissions and sanctions as

might be required and subject to such conditions as

may be prescribed while granting such approvals,

consents, permissions and sanctions, [hereinafter

referred to as the Board which term shall be deemed

to include any Committee(s) constituted/to be

constituted by the Board to exercise its powers

including the powers conferred by this Resolution],

to create, issue, offer and allot, [including with

provisions for reservation on firm and/or competitive

 basis, of such part of issue and for such categories

 of persons as may be permitted], in the course of

one or more public or private offerings in domestic

and/or one or more international market(s), with or

without a green shoe option, Ordinary Shares and/or

Ordinary Shares through depository receipts and/or

convertible bonds and/or other securities convertible

 into Ordinary Shares at the option of the Company

and/or the holder(s) of such securities, and/or

securities linked to Ordinary Shares and/or

securities including non-convertible debentures with

warrants or other securities with or without

warrants, which may either be detachable or linked,

and which warrant has a right exercisable by the

warrant holder to subscribe for the Ordinary Shares

and/or warrants with an option exercisable by the

warrant-holder to subscribe for Ordinary Shares

and/or any instruments or securities representing

either Ordinary Shares and/or convertible securities

linked to Ordinary Shares [including the issue and

allotment of Ordinary Shares pursuant to a Green Shoe

 Option, if any], [all of which are hereinafter

collectively referred to as 'Securities'] to eligible

 investors under applicable laws, regulations and

guidelines [whether residents and/or non-residents

and/or institutions/banks and/or incorporated bodies,

 mutual funds, venture capital funds and Indian

and/or multi-lateral financial institutions and/or

PROPOSAL #13.: Re-appoint, pursuant to the provisions        ISSUER            YES             FOR                  FOR

 of Section 228 and other applicable provisions, if

any, of the Companies Act, 1956, [the Act], Messrs.

Deloitte & Touche, Singapore, as the Branch Auditors

of the Company to hold office from the conclusion of

this meeting up to the conclusion of the next AGM of

the Company and to examine and Audit the books of

account of the Branch Office of the Company located

at Singapore for the FY 2009-10 on such remuneration

as may be mutually agreed upon between the Board of

Directors and the Branch Auditors, plus reimbursement

 of applicable taxes, out-of-pocket, traveling and

living expenses, incurred in connection with the

Audit; authorize the Board of Directors of the

Company, pursuant to the provisions of Section 228

and other applicable provisions, if any, of the Act,

to appoint as Branch Auditors of any branch office

which may be opened hereafter in India or abroad in

consultation with the Company's Auditors, any person

qualified to act as Branch Auditor within the

provisions of the said Section 228 of the Act and to

fix their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA TELESERVICES (MAHARASHTRA) LTD

  TICKER:                  N/A                 CUSIP:   Y37526111

  MEETING DATE:      8/13/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and adopt the Company's audited        ISSUER            YES             FOR                  FOR

 balance sheet as at 31 MAR 2009, the audited profit

and loss account and the audited cash flow statement

for the FYE on that date together with the Directors'

 and the Auditors' report thereon

PROPOSAL #2.: Re-appoint M/s. Deloitte Haskins &                ISSUER            YES             FOR                  FOR

Sells, Chartered Accountants, as the Auditors of the

Company to hold office from the conclusion of this

meeting until the conclusion of the next AGM of the

Company on remuneration to be decided by the Board of

 Directors

PROPOSAL #3.: Re-elect Mr. N. S. Ramachandran as a            ISSUER            YES             FOR                  FOR

Director of the Company, liable to retire by rotation

PROPOSAL #4.: Re-elect Prof. Ashok Jhunjhunwala as a         ISSUER            YES             FOR                  FOR

Director of the Company, liable to retire by rotation

PROPOSAL #5.: Appoint Mr. Kishor A. Chaukar as an              ISSUER            YES             FOR                  FOR

additional Director of the Company and who holds

office up to the date of this AGM of the Company in

terms of Section 260 of the Companies Act, 1956 [Act]

 and in respect of whom the Company has received a

notice pursuant to Section 257 of the Act, liable to

retire by rotation

PROPOSAL #6.: Appoint Mr. Amal Ganguli as an                       ISSUER            YES             FOR                  FOR

additional Director of the Company and who holds

office up to the date of this AGM of the Company in

terms of Section 260 of the Companies Act, 1956 [Act]

 and in respect of whom the Company has received a

notice pursuant to Section 257 of the Act, liable to

retire by rotation

PROPOSAL #7.: Appoint Mr. D. T. Joseph as an                       ISSUER            YES             FOR                  FOR

additional Director of the Company and who holds

office up to the date of this AGM of the Company in

terms of Section 260 of the Companies Act, 1956 [Act]

 and in respect of whom the Company has received a

notice pursuant to Section 257 of the Act, liable to

retire by rotation

PROPOSAL #8.: Appoint Mr. Koichi Takahara as an                 ISSUER            YES             FOR                  FOR

additional Director of the Company and who holds

office up to the date of this AGM of the Company in

terms of Section 260 of the Companies Act, 1956 [Act]

 and in respect of whom the Company has received a

notice pursuant to Section 257 of the Act, liable to

retire by rotation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA TELESERVICES (MAHARASHTRA) LTD

  TICKER:                  N/A                 CUSIP:   Y37526111

  MEETING DATE:      10/31/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES         AGAINST           AGAINST

the Company [hereinafter referred to as the Board

which expression shall be deemed to include any

Committee or authorized representatives thereof],

pursuant to Section 81 [1A] and other applicable

provisions, if any, of the Companies Act 1956

[including any modifications or re-enactments

thereof], and in accordance with the provisions of

the Memorandum and Articles of Association of the

Company and the Listing Agreements entered into with

the Stock Exchanges in India where the equity shares

of the Company are listed [the Stock Exchanges], the

provisions of Foreign Exchange Management Act 2000,

issue of Foreign Currency Convertible Bonds and

Ordinary Shares [through Depository Receipt

Mechanism] Scheme 1993, Foreign Exchange Management

[Transfer or Issue of Security by a Person Resident

Outside India] Regulations 2000, and the

regulations/guidelines, if any, prescribed by the

Securities and Exchange Board of India, Reserve Bank

of India, the Stock Exchanges, the Government of

India or any other relevant authority from time to

time and subject to all applicable laws and subject

to necessary approvals, consents, permissions and/or

sanctions of the Central Government, Reserve Bank of

India and/or any other appropriate authorities,

including banks, financial institutions or other

lenders/creditors as may be necessary, and subject to

 such conditions as may be prescribed by any of them

while granting any such approval, consent,

permission, or sanction, and which may be agreed to

by the Board of Directors, to offer, issue and allot

[including with the provisions for reservation on

firm and/or competitive basis, of such part of issue

and for such categories of persons as may be

permitted], in the course of 1 or more domestic or

international offerings with or without Green Shoe

option, including by way of a Qualified Institutional

 Placement [QIP] under Chapter VIII of the Securities

 and Exchange Board of India [Issue of Capital and

Disclosure Requirements] Regulations 2009

[hereinafter referred to as 'the Regulations' and

which expression shall be deemed to include any

modifications or re-enactments thereof, for the time

being in force] to any person including

Foreign/resident investors whether domestic/Foreign

institutions, Promoters, employees of the Company,

qualified institutional buyers, non-resident Indians,

 Indian Public Companies, Corporate Bodies, mutual

funds, Banks, insurance Companies, pension funds,

individuals or otherwise, whether by way of a public

offering or by way of a private placement or whether

by way of a circulation of an offering circular or

placement document or otherwise, securities including

 equity shares and/or instruments or securities

partly\optionally\fully convertible into equity

shares of the Company with or without detachable

warrants with a right exercisable by the warrant

holders to convert or subscribe to the Equity Shares

or otherwise including but not limited to issue of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATA TELESERVICES (MAHARASHTRA) LTD

  TICKER:                  N/A                 CUSIP:   Y37526111

  MEETING DATE:      3/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Board of Directors of the         ISSUER            YES         AGAINST           AGAINST

Company, pursuant to the provisions of Section 293

(1) (d) and other applicable provisions, if any, of

the Companies Act, 1956  including any statutory

modifications or re-enactments thereof and

hereinafter referred to as the Act ,  which

expression shall be deemed to include any Committee/s

 thereof and hereinafter referred to as the Board ,

for borrowing any sum or sums of money from time to

time from any 1 or more of the Company's bankers

and/or from any 1 or more other persons, firms,

bodies corporate or financial institutions, whether

in India or abroad, and whether by way of cash

credit, advance or deposits, loans, debentures or

bill discounting, and whether unsecured or secured by

 mortgage, charge, hypothecation or lien or pledge of

 the Company's assets, licences and properties CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATE & LYLE PLC

  TICKER:                  N/A                 CUSIP:   G86838128

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the reports and the accounts             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Declare a final dividend on the                     ISSUER            YES             FOR                  FOR

ordinary shares

PROPOSAL #4.: Re-elect Iain Ferguson as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Robert Walker as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Sir Peter Gershon as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Time Lodge as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #9.: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #10.: Approve to renew the authority to make        ISSUER            YES             FOR                  FOR

 political donations and incur political expenditure

PROPOSAL #11.: Approve to renew the Directors                     ISSUER            YES             FOR                  FOR

authority to allot shares

PROPOSAL #S.12: Approve to renew the Directors                   ISSUER            YES             FOR                  FOR

authority to disapply pre-emption rights

PROPOSAL #S.13: Approve to renew the Company's                   ISSUER            YES             FOR                  FOR

authority to purchase its own shares

PROPOSAL #S.14: Authorize the Company to hold                     ISSUER            YES             FOR                  FOR

meetings on 14 clear days notice

PROPOSAL #15.: Authorize the Company to introduce a          ISSUER            YES             FOR                  FOR

Scrip Dividend Scheme

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATTS GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q8852J102

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Chairman and Chief Executive                          ISSUER             NO              N/A                  N/A

Presentations

PROPOSAL #2.: Receive and consider the financial                ISSUER             NO              N/A                  N/A

report for the Company and its controlled entities

for the period ended 30 JUN 2009 together with the

Directors' report and the Auditor's report as

specified in the annual report

PROPOSAL #3.a: Re-elect Mr. Robert Bentley as a                 ISSUER            YES             FOR                  FOR

Director of the Company, who retires in accordance

with the Constitution

PROPOSAL #3.b: Re-elect Mr. Harry Boon as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires in accordance with the

Constitution

PROPOSAL #4.: Adopt the remuneration report forming          ISSUER            YES             FOR                  FOR

part of the Directors' report for the period ended 30

 JUN 2009

PROPOSAL #5.: Approve to grant under the Company's            ISSUER            YES             FOR                  FOR

Long Term Incentive Plan of up to 750,000 performance

 rights to Mr. Dick Mcllwain over a 3 year period as

specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATUNG CO LTD

  TICKER:                  N/A                 CUSIP:   876661208

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Report on the 2009 Annual Business               ISSUER             NO              N/A                  N/A

PROPOSAL #1.B: Supervisor's Audit Report                              ISSUER             NO              N/A                  N/A

PROPOSAL #1.C: Report of rectifying loaning of funds         ISSUER             NO              N/A                  N/A

and amount of endorsement that exceeds the limit by

TATUNG's affiliate, Shan-Chih Investment Co., Ltd

PROPOSAL #1.D: A report on terminating the resolution        ISSUER             NO              N/A                  N/A

 which was passed by Shareholder's Meeting of Tatung

Company on 10 JUN 2009 and which was concerned with

issuing convertible bonds in form of private

placement and issuing common shares and preferred

shares for capital increase through cash infusion

PROPOSAL #2.A: Ratify the 2009 business report and            ISSUER            YES         ABSTAIN           AGAINST

financial statements

PROPOSAL #2.B: Approve the appropriation of profit            ISSUER            YES         ABSTAIN           AGAINST

and loss for 2009

PROPOSAL #3.A: Amend the Articles of Incorporation             ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.B: Approve the implementation of capital         ISSUER            YES         ABSTAIN           AGAINST

reduction to recover loss

PROPOSAL #3.C: Approve the long-term fundraising                ISSUER            YES         ABSTAIN           AGAINST

method: Discussion of Issue of new shares after

increase of capital, the Offering and Issuance of

Overseas Securities and Private Placement

PROPOSAL #3.D: Approve to release the newly elected          ISSUER            YES         ABSTAIN           AGAINST

Directors from non-competition restrictions

PROPOSAL #3.E: Approve the Procedures for Lending              ISSUER            YES         ABSTAIN           AGAINST

Funds to Others Current Procedures and Proposed Amend

PROPOSAL #3.F: Approve the Procedures for Endorsement        ISSUER            YES         ABSTAIN           AGAINST

 & Guarantee Current Procedures and Proposed Amend

PROPOSAL #3.G: Approve the Procedures for Derivative         ISSUER            YES         ABSTAIN           AGAINST

Products Transactions Current Procedures and Proposed

 Amend

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TATUNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y8548J103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #a.1: The 2009 business operations and the          ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #a.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #a.3: The status of monetary loans,                       ISSUER             NO              N/A                  N/A

endorsement and guarantee of the subsidiary

PROPOSAL #a.4: To cancelled the 2009 convertible                ISSUER             NO              N/A                  N/A

bonds via private placement and the proposal of

capital injection by issuing new shares or preferred

PROPOSAL #b.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #b.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #b.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #b.4: Approve the proposal of capital                   ISSUER            YES             FOR                  FOR

reduction to offset deficit

PROPOSAL #b.5: Approve the proposal of issuing                   ISSUER            YES             FOR                  FOR

corporate bonds, capital injection by issuing new

shares or via private placement and participate the

global depositary receipt

PROPOSAL #b.6: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on directors from participation in

competitive business

PROPOSAL #b.7: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #b.8: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #b.9: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of trading derivatives

PROPOSAL #b.10: Extraordinary motions                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TD AMERITRADE HOLDING CORPORATION

  TICKER:                  AMTD               CUSIP:   87236Y108

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MARSHALL A. COHEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. HATANAKA                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. PETER RICKETTS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALLAN R. TESSLER                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER

30, 2010.

PROPOSAL #03: APPROVAL OF THE AMENDMENT AND                        ISSUER            YES         AGAINST           AGAINST

RESTATEMENT OF THE COMPANY'S LONG-TERM INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TDK CORPORATION

  TICKER:                  N/A                 CUSIP:   J82141136

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Issuance of Share Acquisition          ISSUER            YES             FOR                  FOR

Rights as Stock Options

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECH MAHINDRA LTD, PUNE

  TICKER:                  N/A                 CUSIP:   Y85491101

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the balance sheet as         ISSUER            YES             FOR                  FOR

at 31 MAR 2009 and the profit and loss account for

the YE on the date and the report of the Board of

Directors and the Auditors thereon

PROPOSAL #2.: Re-appoint Mr. Anupam Puri as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #3.: Re-appoint Mr. Paul Zuckerman as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Raj Reddy as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #5.: Appoint Messrs. Deloitte Haskins &                ISSUER            YES             FOR                  FOR

Sells, Chartered Accountants, as the Auditors who

will hold the office from the conclusion of this AGM,

 until the conclusion of the next AGM of the Company

and approve to fix their remuneration

PROPOSAL #6.: Appoint Mr. M. Damodaran as a Director         ISSUER            YES             FOR                  FOR

of the Company, who is liable to retire by rotation

PROPOSAL #7.: Appoint Mr. B.H. Wani as a Director of         ISSUER            YES             FOR                  FOR

the Company, who is liable to retire by rotation

PROPOSAL #8.: Appoint Mr. Ravindra Kulkarni as a                ISSUER            YES             FOR                  FOR

Director of the Company, who is liable to retire by

rotation

PROPOSAL #9.: Authorize the Board of Directors of the        ISSUER            YES         AGAINST           AGAINST

 Company, in accordance with Section 293(1)(d) and

all other applicable provisions, if any, of the

Companies Act, 1956 and the Articles of Association

of the Company, to borrow any sum or sums of money

from time to time at their discretion, for the

purpose of the business of the Company, which

together with the monies already borrowed by the

Company, [apart from temporary loans obtained from

the Company's Bankers in the ordinary course of

business] may exceed at any time, the aggregate of

the paid-up capital of the Company and its free

reserves [that is to say, reserves, not set apart for

 any specific purpose] up to a sum not exceeding INR

30,000 million and to arrange or fix the terms and

conditions of all such monies to be borrowed from

time to time as to interest, repayment, security or

otherwise as it may think fit

PROPOSAL #S.10: Authorize the Board, pursuant to                ISSUER            YES             FOR                  FOR

Section 81(1A) and all other applicable provisions of

 the Companies Act, 1956 [including any statutory

modification(s) or re-enactment thereof, for the time

 being in force] and enabling provisions of the

Memorandum and Articles of Association of the Company

 and the Listing Agreements entered into by the

Company with the Stock Exchanges where the securities

 of the Company are listed and subject to any

guidelines, regulations, approval, consent,

permission or sanction of the Government of India

[GOI], Reserve Bank of India [RBI], the Securities

and Exchange Board of India [SEBI], the applicable

provisions of Foreign Exchange Management Act, 1999

[FEMA], Foreign Exchange Management [Transfer or

issue of Security by a Person Resident Outside India]

 Regulations, 2000 and any other appropriate

authorities, institutions or bodies [hereinafter

collectively referred to as the appropriate

authorities], and subject to such conditions as may

be prescribed by any one of them while granting any

such approval, consent, permission, and/or sanction

[hereinafter referred to as the requisite approvals],

 which may be agreed to by the Board of Directors of

the Company [hereinafter called the Board which term

shall be deemed to include any Committee which the

Board may have constituted or hereinafter constitute

to exercise its powers including the power conferred

by this resolution], to create, offer, issue and

allot, equity shares of INR 10 each [Equity Shares]

to be subscribed by Indian or foreign

investors/institutions and/or corporate bodies,

mutual funds, banks, insurance Companies, trusts

and/or individuals or otherwise, whether or not such

persons/entities/investors are Members of the

Company, whether in Indian currency or foreign

currency, such issue and allotment shall be made at

such time or times in one or more tranche or

tranches, at such price or prices and on such terms

and conditions including with the differential rights

 as to dividend, voting or otherwise, with or without

 green shoe option, and/or private placement or issue

 through Qualified Institutional Placement in

accordance with the Guidelines for Qualified

Institutional Placement prescribed under Chapter

XIII-A of the SEBI [Disclosure and Investor

Protection] Guidelines, 2000 and the relevant date

for the determination of applicable price for issue

of the Securities means the date of the meeting in

which the Board or the Committee of Directors decides

 to open the proposed issue and in such manner as the

 Board may, in its absolute discretion think fit or

in consultation with the Lead Managers, Underwriters,

 Advisors or other intermediaries; provided however

that number of Equity Shares to be issued pursuant to

 this resolution shall not exceed 13,600,000;

authorize the Board or any Committee thereof or any

other officer of the Company to enter into and

execute all such arrangements as the case may be with

 any Lead Managers, Managers, underwriters, bankers,

financial institutions, solicitors, advisors,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECHNIP (EX-TECHNIP-COFLEXIP), PARIS

  TICKER:                  N/A                 CUSIP:   F90676101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

PROPOSAL #O.2: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #O.3: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #O.4: Approve t he Special Auditors' report         ISSUER            YES             FOR                  FOR

on the regulated agreements specified in Articles L.

225-35 et sequence of the Code du Commerce

Commercial Code

PROPOSAL #O.5: Approve the Directors' fees                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.6: Appointment of Ernst & Young Et Autres        ISSUER            YES             FOR                  FOR

 as an Auditor

PROPOSAL #O.7: Appointment of PricewaterhouseCoopers         ISSUER            YES             FOR                  FOR

Audit as an Auditor

PROPOSAL #O.8: Appointment of Auditex as an Assistant        ISSUER            YES             FOR                  FOR

 Auditor

PROPOSAL #O.9: Appointment of Yves Nicolas as an                ISSUER            YES             FOR                  FOR

Assistant Auditor

PROPOSAL #O.10: Ratify the head office transfer                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

buy Company shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce capital stock by canceling shares bought pack

previously

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate performance shares firstly, to paid members

of Technip staff and secondly, to paid Members of

staff and Executive Directors of Companies affiliated

 to the Company as specified in Article L. 225-197-2

of the Code du Commerce

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate performance shares to the Chairman of the

Board of Directors and/or the Chief Executive Officer

 of Technip, the Company's Executive Director

PROPOSAL #E.15: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate share purchase subscription options firstly,

 to paid members of Technip staff and secondly, to

paid Members of staff and Executive Directors of

Companies affiliated to the Company as specified in

Article L. 225-180 of the Code du Commerce

PROPOSAL #E.16: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate share purchase subscription options to the

Chairman of the Board of Directors and/or the Chief

Executive Officer of Technip, the Company's Executive

 Director

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock for Members of a Company

savings plan

PROPOSAL #EO.18: Powers for formalities                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECHTRONIC INDS LTD

  TICKER:                  N/A                 CUSIP:   Y8563B159

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited statement of                     ISSUER            YES             FOR                  FOR

accounts and the reports of the Directors and the

Auditors of the Company for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD 4.50              ISSUER            YES             FOR                  FOR

cents per share for the YE 31 DEC 2009

PROPOSAL #3.a: Re-elect Dr. Roy Chi Ping Chung JP as         ISSUER            YES             FOR                  FOR

the Group Executive Director

PROPOSAL #3.b: Re-elect Mr. Patrick Kin Wah Chan as          ISSUER            YES             FOR                  FOR

the Group Executive Director

PROPOSAL #3.c: Re-elect Mr. Vincent Ting Kau Cheung          ISSUER            YES             FOR                  FOR

as the Non-Executive Director

PROPOSAL #3.d: Re-elect Mr. Joel Arthur Schleicher as        ISSUER            YES             FOR                  FOR

 an Independent Non-executive Director

PROPOSAL #3.e: Authorize the Directors to fix their          ISSUER            YES             FOR                  FOR

remuneration for the YE 31 DEC 2010

PROPOSAL #4: Re-appoint Deloitte Touche Tohmatsu as          ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #5: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with

additional shares not exceeding (i) in the case of an

 allotment and issue of shares for cash, 10% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of the resolution and

(ii) in the case of an allotment and issue of shares

for a consideration other than cash, 20% of the

aggregate nominal amount of the share capital of the

Company in issue at the date of the resolution  less

any shares allotted and issued pursuant to (i) above

PROPOSAL #6: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to repurchase shares not exceeding 10%

of the share capital of the Company in issue at the

date of the resolution

PROPOSAL #7: Approve, conditional on the passing of          ISSUER            YES             FOR                  FOR

Resolutions 5 and 6, to grant a general mandate to

the Directors to add the shares repurchased pursuant

to Resolution No. 6 to the amount of issued share

capital of the Company which may be allotted pursuant

 to Resolution No. 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECK RESOURCES LIMITED

  TICKER:                  N/A                 CUSIP:   878742204

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of M.M. Ashar as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of J. B. Aune as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of J. H. Bennett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of H. J. Bolton as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Election of F. P. Chee as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of J. L. Cockwell as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Election of N. B. Keevil as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Election of N. B. Keevil III as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of T. Kuriyama as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of D. R. Lindsay as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of T. Mochihara as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Election of J. G. Rennie as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Election of W.S.R. Seyffert as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Election of C. M. Thompson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

LLP as the Auditors and authorize the

PROPOSAL #3: Approve the adoption of the 2010 Stock          ISSUER            YES             FOR                  FOR

Option Plan of the Corporation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECO ELEC & MACHY LTD

  TICKER:                  N/A                 CUSIP:   Y8563V106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 investment report                             ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of endorsement, guarantee          ISSUER             NO              N/A                  N/A

and monetary loans

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.55 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.5: Other issues and Extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TECO ENERGY, INC.

  TICKER:                  TE                   CUSIP:   872375100

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN B. RAMIL               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: TOM L. RANKIN               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM D.                   ISSUER            YES             FOR                  FOR

ROCKFORD

PROPOSAL #02: RATIFICATION OF PRICEWATERHOUSECOOPERS         ISSUER            YES             FOR                  FOR

LLP AS OUR INDEPENDENT AUDITOR FOR 2010.

PROPOSAL #03: APPROVAL OF THE COMPANY'S 2010 EQUITY          ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

PROPOSAL #04: AMENDMENT OF THE COMPANY'S EQUAL               SHAREHOLDER        YES         ABSTAIN           AGAINST

EMPLOYMENT OPPORTUNITY POLICY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEEKAY CORPORATION

  TICKER:                  TK                   CUSIP:   Y8564W103

  MEETING DATE:      9/9/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DR. IAN D. BLACKBURNE                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. ROD CLARK                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. SEAN DAY                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEIJIN LIMITED

  TICKER:                  N/A                 CUSIP:   J82270117

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELE NORTE LESTE PARTICIPACOES S A

  TICKER:                  N/A                 CUSIP:   P9036X117

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Director's accounts and the         ISSUER            YES             FOR                  FOR

Company's consolidated financial statements for the

FYE 31 DEC 2009, accompanied by the Independent

Auditor's opinion

PROPOSAL #2: Approve the distribution of net profits         ISSUER            YES             FOR                  FOR

from the 2009 FY and the payment of profit sharing to

 the employees in accordance with that which is

provided for in Article 37 of the Corporate Bylaws

PROPOSAL #3: Election of the members of the Board of         ISSUER            YES             FOR                  FOR

Directors, and their respective

PROPOSAL #4: Election of the members of the Finance          ISSUER            YES             FOR                  FOR

Committee, and their respective

PROPOSAL #5: Approve the remuneration for                            ISSUER            YES         AGAINST           AGAINST

Administrators and Members of the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELE NORTE LESTE PARTICIPACOES S A

  TICKER:                  N/A                 CUSIP:   P9036X117

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment of Extraordinary            ISSUER            YES             FOR                  FOR

Dividends

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELE NORTE LESTE PARTICIPACOES SA

  TICKER:                  N/A                 CUSIP:   P9036X117

  MEETING DATE:      9/11/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect the Members to make up the Board         ISSUER            YES         AGAINST           AGAINST

of Directors and respective alternates, under the

terms of Article 141 Paragraph 3 of law number

6404.76 dated 15 DEC 1976, to serve the remainder of

the term in office

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELE2 AB

  TICKER:                  N/A                 CUSIP:   W95878117

  MEETING DATE:      8/26/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of Chairman of the EGM                      ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Preparation and approval of the voting         ISSUER             NO              N/A                  N/A

list

PROPOSAL #3.: Approval of the agenda                                     ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Election of 1 or 2 persons to check and        ISSUER             NO              N/A                  N/A

 verify the minutes

PROPOSAL #5.: Determination of whether the meeting            ISSUER             NO              N/A                  N/A

has been duly convened

PROPOSAL #6.: Approve to entitle the holders of Class        ISSUER            YES             FOR                  FOR

 A shares to reclassify their Class A shares into

Class B shares, upon which time 1 Class A share shall

 be eligible for reclassification into 1 Class B

share; an application for reclassification shall be

made during the period 26 AUG 2009 through 31 DEC

2009; the reclassification request may include some

or all of the shareholder's Class A shares and should

 either state the number of Class A shares that shall

 be reclassified, or the fraction [stated in

percentage with no more than 2 decimals] of the total

 number of votes in the Company that the Class A

shareholder wants to hold after the reclassification;

 an application for reclassification shall be made in

 writing to the Board of Directors which will

thereafter handle the issue of reclassification

PROPOSAL #7.: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELE2 AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W95878117

  MEETING DATE:      5/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the lawyer, Wilhelm L ning,         ISSUER            YES             FOR                  FOR

as the Chairman of the AGM

PROPOSAL #2: Approve the voting list                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Election of one or two persons to check         ISSUER            YES             FOR                  FOR

and verify the Minutes

PROPOSAL #5: Approve to determine whether the AGM has        ISSUER            YES             FOR                  FOR

 been duly convened

PROPOSAL #6: Presentation of annual report, the                 ISSUER             NO              N/A                  N/A

Auditors' report and the consolidated financial

statements and the Auditors' report on the

consolidated financial statements

PROPOSAL #7: Adoption of the income statement and              ISSUER            YES             FOR                  FOR

balance sheet and of the consolidated income

statement and the consolidated balance sheet

PROPOSAL #8: Approve an ordinary dividend of SEK 3.85        ISSUER            YES             FOR                  FOR

 per share and an extraordinary dividend of SEK 2 per

 share, in total SEK 5.85 per share; that the record

date is to be Thursday 20 MAY 2010; and the dividend

is estimated to be paid out by Euroclear Sweden on 25

 MAY 2010

PROPOSAL #9: Grant discharge, from liability, to the         ISSUER            YES             FOR                  FOR

Board of Directors and the Chief Executive Officer

PROPOSAL #10: Approve that the Board of Directors              ISSUER            YES             FOR                  FOR

shall consist of eight Directors without Deputy

Directors

PROPOSAL #11: Approve that the fixed remuneration for        ISSUER            YES             FOR                  FOR

 each Director of the Board for the period until the

close of the next AGM shall be unchanged; due to the

elimination of the Vice Chairman role on the Board,

however, the total Board remuneration shall be

decreased from SEK 5,125,000 to SEK 4,975,000, for

the period until the close of the next AGM, of which

SEK 1,200,000 shall be allocated to the Chairman of

the Board, SEK 450,000 to each of the Directors and

total SEK 625,000 for the work in the committees of

the Board of Directors; for the work within the Audit

 Committee SEK 200,000 shall be allocated to the

Chairman and SEK 100,000 to each of the other three

Audit Members; for work within the Remuneration

Committee SEK 50,000 shall be allocated to the

Chairman and SEK 25,000 to each of the other three

Members; and that the remuneration to the Auditor

shall be paid in accordance with approved invoices

PROPOSAL #12: Re-elect Mia Brunell Livfors, John                ISSUER            YES             FOR                  FOR

Hepburn, Mike Parton, John Shakeshaft, Cristina

Stenbeck and Jere Calmes and election of Lars Berg

and Erik Mitteregger as the Board Members; and

election of Mike Parton as the Chairman of the Board

PROPOSAL #13: Approve the procedure of the nomination        ISSUER            YES             FOR                  FOR

 committee

PROPOSAL #14: Approve the guidelines for the                       ISSUER            YES             FOR                  FOR

remuneration to the Senior Executives

PROPOSAL #15.a: Adopt a performance based incentive          ISSUER            YES             FOR                  FOR

programme (the Plan)

PROPOSAL #15.b: Approve that a maximum of 1,180,000          ISSUER            YES             FOR                  FOR

Class C shares held by the Company after

reclassification into Class B shares may be

transferred to participants in accordance with the

terms of the Plan

PROPOSAL #16: Authorize the Board of Directors, on            ISSUER            YES             FOR                  FOR

one or more occasions for the period up until the

next AGM, to repurchase so many Class A and/or Class

B shares that the Company's holding does not at any

time exceed 10% of the total number of shares in the

Company; the repurchase of shares shall take place on

 the NASDAQ OMX Stockholm and may only occur at a

price within the share price interval registered at

that time, where share price interval means the

difference between the highest buying price and

lowest selling price; CONTD

PROPOSAL #CONT: CONTD and authorize the Board of                ISSUER             NO              N/A                  N/A

Directors, on one or more occasions for the period up

 until the next AGM, to transfer the Company's own

Class A and/or Class B shares on the NASDAQ OMX

Stockholm or in connection with an acquisition of

companies or businesses; the transfer of shares on

the NASDAQ OMX Stockholm may only occur at a price

within the share price interval registered at that

time; the authorization includes the right to resolve

 on disapplication of the preferential rights of

shareholders and that payment shall be able to be

made in other forms than cash

PROPOSAL #17: Closing of the meeting                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM CORPORATION OF NEW ZEALAND LTD

  TICKER:                  N/A                 CUSIP:   Q89499109

  MEETING DATE:      10/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors, KPMG

PROPOSAL #2.: Re-elect Mr. Wayne Boyd as a Director          ISSUER            YES             FOR                  FOR

of Telecom

PROPOSAL #3.: Re-elect Mr. Ron Spithill as a Director        ISSUER            YES             FOR                  FOR

 of Telecom

PROPOSAL #4.: Re-elect Dr. Sachio Semmoto as a                   ISSUER            YES             FOR                  FOR

Director of Telecom

PROPOSAL #5.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER            YES         AGAINST               FOR

PROPOSAL: Elect Dr. Tim Rooke as a Director of Telecom

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM ITALIA SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T92778108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: The documentation regarding the                   ISSUER             NO              N/A                  N/A

financial statements for the year ended 31 DEC 2009

will be made available within applicable legal time

limits.

PROPOSAL #o.2: Following the resignation tendered by         ISSUER             NO              N/A                  N/A

a Director (Stefano Cao), it is proposed that Mauro

Sentinelli be appointed Director of the Company's

Board for the remainder of the term of office of the

currently serving Board of Directors (and thus until

the approval of the accounts at 31 DEC 2010).

PROPOSAL #o.3: The issue of the report on the                     ISSUER             NO              N/A                  N/A

accounts at 31 December 2009 shall mark the expiry of

 the appointment as Auditors of Reconta Ernst & Young

 S.p.A. The Shareholders' Meeting is asked to appoint

 new independent auditors for the nine-year period

2010-2018 on the basis of the reasoned proposal put

forward by the Board of Auditors. Such internal

control body has submitted to the Board of Directors

a proposal to appoint PricewaterhouseCoopers S.p.A.

for consideration of 1,811,300 Euro (excluding VAT

and expenses) for each year of the nine-year period

2010-2018, for the auditing of the separate financial

 statement of Telecom Italia S.p.A. and the

consolidated financial statement of the Telecom

Italia Group; limited auditing of the half-yearly

condensed consolidated financial statement of the

Telecom Italia Group; the auditing of Form 20-F drawn

 up in accordance with the applicable US

requirements; the attestation on the internal

controls in accordance with Section 404 of the

PROPOSAL #o.4: The Shareholders' Meeting is asked to         ISSUER             NO              N/A                  N/A

resolve on the launch of the 2010-2014 public

shareholding plan for employees. The plan calls for a

 subscription offering reserved for employees of a

maximum of 31,000,000 ordinary shares at a discount

of 10% off the market price, up to a maximum limit of

 Euro 3,000 per employee, with an installment option.

 Subscribers who retain their shares for one year,

subject to remaining in the Company's employ, shall

receive one ordinary bonus share for every three

shares subscribed for cash.

PROPOSAL #o.5: It is proposed that the Shareholders'         ISSUER             NO              N/A                  N/A

Meeting approve the 2010-2015 long-term incentive

plan reserved for a selected portion of Telecom

Italia's executives. The plan calls for beneficiaries

 to be granted a cash bonus based on three-year

performances (2010-2012) according to predetermined

parameters, with the option to invest 50% of the

bonus accrued in newly issued ordinary shares at

market prices, up to a maximum amount of Euro 5

million. Subscribers who retain their shares for two

years, subject to remaining in the Company's employ,

shall be granted one ordinary bonus share for each

share subscribed for cash.

PROPOSAL #e.1: Amendment of Article 5 of the Bylaws -        ISSUER             NO              N/A                  N/A

 related and consequent resolutions: In connection

with the 2010-2014 public shareholding plan for

employees and the 2010-2015 long-term incentive plan

and, more generally, in order to provide the

Shareholders Meeting with an additional operational

tool, it is proposed that Article 5 of the Bylaws be

amended to allow the allocation of profits to the

employees of the Company or its subsidiaries through

bonus share grants pursuant to Article 2349 of the

Italian Civil Code. The proposed amendment shall not

give rise to the right of withdrawal.

PROPOSAL #e.2: It is proposed that the Shareholders'         ISSUER             NO              N/A                  N/A

Meeting - by amending Article 5 of the Bylaws subject

 to a single vote authorize the Board of Directors to

 increase share capital as follows: - in the service

of the 2010-2014 public shareholding plan for

employees, (i) for cash by issuing a maximum of

31,000,000 ordinary shares, pre-emption rights

excluded, to be offered for subscription to plan

beneficiaries and, subsequently, (ii) in the maximum

amount of Euro 5,683,333.15 through the allocation of

 the corresponding maximum amount of profit pursuant

to Article 2349 of the Italian Civil Code, by issuing

 the number of ordinary shares required to grant one

bonus share per every three shares subscribed for

cash; - in the service of the 2010-2015 long-term

incentive plan, (i) for cash by issuing ordinary

shares in the maximum amount of Euro 5.000,000, pre-

emption rights excluded, to be offered for

subscription to plan beneficiaries and, subsequently,

 (ii) in the maximum amount of Euro 5.000,000 through

 the allocation of the corresponding maximum amount

of profit pursuant to Article 2349 of the Italian

Civil Code, by issuing the number of  ordinary shares

 required to grant one bonus share per each share

subscribed for cash. The foregoing amendments to the

Bylaws shall not entitle shareholders who do not vote

 in favour thereof to withdraw.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOM ITALIA SPA, MILANO

  TICKER:                  N/A                 CUSIP:   T92778124

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report on the reserve set          ISSUER             NO              N/A                  N/A

up for the expenses necessary to safeguard the common

 interests of the holders of savings shares

PROPOSAL #2.: Appointment of the common                               ISSUER             NO              N/A                  N/A

representative, related and consequent resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOMUNICACOES DE SAO PAULO SA - TELESP

  TICKER:                  N/A                 CUSIP:   P90337109

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve the ratification, nomination and        ISSUER            YES             FOR                  FOR

 hiring of the specialized Company, Hirashima

Associados Ltda, appointed by the Managements of the

Company and of A. Telecom S.A for the preparation of

the valuation report necessary for the discussion

concerning the spin off of A. Telecom, with the

merger, by the Company, of the transferred part of

the net assets

PROPOSAL #II: Approve to examine and discuss the  i          ISSUER            YES             FOR                  FOR

protocol and justification of the spin off of A.

Telecom, with the merger of the transferred assets by

 Telecomunicacoes De Sao Paulo S.A. Telesp;  ii  the

valuation report prepared by the specialized Company

mentioned in item  i  above;  iii  and the merger of

the transferred part of the net assets of A. Telecom

by the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOMUNICACOES DE SAO PAULO SA - TELESP

  TICKER:                  N/A                 CUSIP:   P90337109

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the administrators accounts and         ISSUER            YES             FOR                  FOR

vote on the financial statements regarding the FY

ending on 31 DEC 2009

PROPOSAL #2: Approve the destination of the year end         ISSUER            YES             FOR                  FOR

results of 2009

PROPOSAL #3: Elect the Members of the Board of                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Elect the Members of the finance                     ISSUER            YES             FOR                  FOR

committee

PROPOSAL #5: Approve to set the remuneration of the          ISSUER            YES         AGAINST           AGAINST

administrators and of the finance committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELECOMUNICACOES DE SAO PAULO SA - TELESP

  TICKER:                  N/A                 CUSIP:   P90337117

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive the administrators accounts,         ISSUER             NO              N/A                  N/A

to examine, discuss and vote on the financial

statements regarding the FYE on 31 DEC 2009

PROPOSAL #2: Destination of the YE results of 2009             ISSUER             NO              N/A                  N/A

PROPOSAL #3: Elect the members of the Board of                   ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Elect the members of the Finance                     ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #5: To set the remuneration of the                        ISSUER             NO              N/A                  N/A

administrators and of the finance committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFON AB L.M.ERICSSON

  TICKER:                  N/A                 CUSIP:   W26049119

  MEETING DATE:      4/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of Michael Treschow as a                   ISSUER            YES             FOR                  FOR

Chairman of the meeting

PROPOSAL #2: Preparation and approval of the voting          ISSUER             NO              N/A                  N/A

list

PROPOSAL #3: Approval of the agenda of the Meeting             ISSUER             NO              N/A                  N/A

PROPOSAL #4: Determination whether the Meeting has            ISSUER             NO              N/A                  N/A

been properly convened

PROPOSAL #5: Election of 2 persons approving the                ISSUER             NO              N/A                  N/A

minutes

PROPOSAL #6: Presentation of the annual report, the          ISSUER             NO              N/A                  N/A

Auditors' report, the consolidated accounts, the

Auditors' report on the consolidated accounts and the

 Auditors' presentation of the audit work during 2009

PROPOSAL #7: The President's speech and questions by         ISSUER             NO              N/A                  N/A

the shareholders to the Board of Directors and the

management

PROPOSAL #8.1: Adopt the profit and loss statement            ISSUER            YES             FOR                  FOR

and the balance sheet, the consolidated profit and

loss statement and the consolidated balance sheet

PROPOSAL #8.2: Grant discharge of liability for the          ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

PROPOSAL #8.3: Approve a dividend of SEK 2.00 per              ISSUER            YES             FOR                  FOR

share and Friday, 16 APR 2010, as record date for

dividend, assuming this date will be the record day,

Euroclear Sweden AB (formerly VPC AB) is expected to

disburse dividends on Wednesday, 21 APR 2010

PROPOSAL #9.1: Approve the number of Board Members to        ISSUER            YES             FOR                  FOR

 be elected by the Meeting be 12 and no Deputy

Directors be elected

PROPOSAL #9.2: Approve the fees to the non-employed          ISSUER            YES             FOR                  FOR

Board Members and to the non-employed Members of the

Committees to the Board of Directors elected by the

Meeting remain unchanged and be paid as: SEK

3,750,000 to the Chairman of the Board of Directors;

SEK 750,000 each to the other Board Members; SEK

350,000 to the Chairman of the Audit Committee; SEK

250,000 each to other Members of the Audit Committee;

 and SEK 125,000 each to the Chairmen and other

Members of the Finance and Remuneration Committee, as

PROPOSAL #9.3: Re-elect Michael Treschow as the                 ISSUER            YES             FOR                  FOR

Chairman of the Board of Directors; and re-election

of Messrs. Roxanne S. Austin, Sir Peter L. Bonfield,

Borje Ekholm, Ulf J. Johansson, Sverker Martin-Lof,

Nancy McKinstry, Anders Nyren, Carl-Henric Svanberg

and Marcus Wallenberg and election of Hans Vestberg

and Michelangelo Volpi as the new Members of the

Board of Directors

PROPOSAL #9.4: Approve the procedure on appointment          ISSUER            YES             FOR                  FOR

of the Nomination Committee, in substance as: the

Company shall have a Nomination Committee of no less

than 5 Members, 1 Member shall be the Chairman of the

 Board of Directors as specified

PROPOSAL #9.5: Approve that no remuneration be paid          ISSUER            YES             FOR                  FOR

to the Nomination Committee Members, however, the

Company shall bear the expenses related to the work

of the Nomination Committee

PROPOSAL #9.6: Approve to pay, like previous years,          ISSUER            YES             FOR                  FOR

the Auditor fees against approved account

PROPOSAL #10: Approve the guidelines for remuneration        ISSUER            YES             FOR                  FOR

 and other employment terms for the senior management

 for the period up to the 2011 AGM, compared to the

guidelines resolved by the 2009 AGM, these guidelines

 have been restructured and rephrased to better

demonstrate the basic principles for remuneration

within the Ericsson Group as specified

PROPOSAL #11.1: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Stock Purchase Plan as specified

PROPOSAL #11.2: Approve the transfer of Treasury                ISSUER            YES             FOR                  FOR

Stock as specified

PROPOSAL #11.3: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.2, the financial exposure of the Stock Purchase

Plan shall be hedged by the Company entering into an

equity swap agreement with a third party, under which

 the third party shall, in its own name, acquire and

transfer shares in the Company to employees covered

by the Stock Purchase Plan

PROPOSAL #11.4: Approve the implementation of the Key        ISSUER            YES             FOR                  FOR

 Contributor Retention Plan as specified

PROPOSAL #11.5: Approve the:  a  transfer of treasury        ISSUER            YES             FOR                  FOR

 stock to employees transfer of no more than

6,500,000 shares of series B in the Company to

employees on the same terms and conditions as in

resolution 11.2 and in accordance with resolution

11.4;  b  transfer of treasury stock on an exchange

Transfer of no more than 1,300,000 shares of series B

 in the Company on an exchange on the same terms and

conditions as in resolution 11.2

PROPOSAL #11.6: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under resolution

11.5, the financial exposure of the Key Contributor

Retention Plan shall be hedged by the Company

entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Key Contributor Retention

PROPOSAL #11.7: Approve the implementation of the              ISSUER            YES             FOR                  FOR

Executive Performance Stock Plan as specified

PROPOSAL #11.8: Approve the of no more than 3,500,000        ISSUER            YES             FOR                  FOR

 shares of series B in the Company to employees on

the same terms and conditions as those in resolution

11.2 and in accordance with resolution 11.7; and

transfer of no more than 900,000 shares of series B

in the Company on an exchange on the same terms and

conditions as those in resolution 11.2

PROPOSAL #11.9: Approve, in the event that the                   ISSUER            YES         AGAINST           AGAINST

required majority is not reached under item 11.8

above, the financial exposure of the Executive

Performance Stock Plan shall be hedged by the Company

 entering into an equity swap agreement with a third

party, under which the third party shall, in its own

name, acquire and transfer shares in the Company to

employees covered by the Executive Performance Stock

Plan

PROPOSAL #12: Approve to transfer of treasury stock          ISSUER            YES             FOR                  FOR

in relation to the resolutions on the Long Term

Incentive Plan 2006 and the Long Term Variable

Compensation Programs 2007, 2008 and 2009 as specified

PROPOSAL #13: PLEASE NOTE THAT THIS RESOLUTION IS A          ISSUER            YES             FOR               AGAINST

SHAREHOLDER PROPOSAL: authorize the Board of

Directors to review how shares are to be given equal

voting rights and to present a proposal to that

effect at the next AGM of Shareholders

PROPOSAL #14: Close of the Meeting                                         ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFONICA O2 CZECH REP A S

  TICKER:                  N/A                 CUSIP:   X89734101

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening                                                                 ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the rules of procedure of the            ISSUER            YES             FOR                  FOR

general meeting and the election of the Chairman of

the general meeting, the minutes clerk, minutes

verifiers and persons to count the votes

PROPOSAL #3: Receive the report by the Board of                 ISSUER            YES             FOR                  FOR

Directors on business activities of the Company and

situation of its assets as a part of the annual

report of the Company for the year 2009

PROPOSAL #4: Approve the information on the results          ISSUER            YES             FOR                  FOR

of inspection activities of the Company's Supervisory

 Board, including information on review of the report

 on relations among interconnected entities

PROPOSAL #5: Approve the Companys financial                        ISSUER            YES             FOR                  FOR

statements for the year 2009

PROPOSAL #6: Approve the resolution on distribution          ISSUER            YES             FOR                  FOR

of the Company profit for 2009 and retained Company

profit from previous years and, as the case may be,

other available funds of the Company, and

determination of royalties for 2009

PROPOSAL #7: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

PROPOSAL #8: Approve to recall the Members of the              ISSUER            YES             FOR                  FOR

Supervisory Board except for those elected by the

Company employees in accordance with Section 200 of

the commercial code

PROPOSAL #9: Election of the Company's Supervisory            ISSUER            YES             FOR                  FOR

Board Members

PROPOSAL #10: Approve the agreements on performance          ISSUER            YES             FOR                  FOR

of the office of the Company's Supervisory Board

PROPOSAL #11: Approve to recall the Members of the            ISSUER            YES             FOR                  FOR

Audit Committee

PROPOSAL #12: Election of Members of the Audit                   ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #13: Approve the agreements on performance          ISSUER            YES             FOR                  FOR

of the office of the Audit Committee Members

PROPOSAL #14: Conclusion                                                          ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFONICA SA, MADRID

  TICKER:                  N/A                 CUSIP:   879382109

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the individual annual accounts,         ISSUER            YES             FOR                  FOR

the consolidated financial statements [consolidate

annual accounts] and the management report of

Telefonica, S.A and of its consolidated group of

Companies, as well as of the proposed allocation of

the profit/losses of Telefonica, S.A and the

management of its Board of Directors, all with

respect in fiscal year 2009

PROPOSAL #2: Approve the Compensation of                              ISSUER            YES             FOR                  FOR

shareholders, distribution of a dividend to be

charged to unrestricted reserves

PROPOSAL #3: Authorize the acquisition of the                     ISSUER            YES             FOR                  FOR

Company's own shares, directly or through Companies

of the Group

PROPOSAL #4: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue debentures, bonds, notes and other fixed-income

 securities, be they simple, exchangeable and or

convertible, granting the Board in the last case, the

 power to exclude the pre-emptive rights of share

holders, as well as the power to issue preferred

shares and the power to guarantee issuances by the

Companies of the Group

PROPOSAL #5: Re-elect the Auditor for FY 2010                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the delegation of powers to                ISSUER            YES             FOR                  FOR

formalize, interpret, correct and implement the

resolutions adopted by the general shareholder'

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFONOS DE MEXICO S A B DE C V

  TICKER:                  N/A                 CUSIP:   P90413132

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify the Members of the Board of                 ISSUER            YES         AGAINST           AGAINST

Directors who are to be appointed by the series L

shareholders

PROPOSAL #2: Approve the delegation of the delegates         ISSUER            YES             FOR                  FOR

to carry out and formalize the resolutions passed by

the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEFONOS DE MEXICO SAB DE CV

  TICKER:                  N/A                 CUSIP:   P90413132

  MEETING DATE:      12/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Approve the presentation and, as the            ISSUER            YES             FOR                  FOR

case may be, approval of a Board of Directors,

proposal, in order to pay an Extraordinary Dividend

in cash  of MXP 0.40 per each outstanding share,

against the Company's Accumulated Profits, payable in

 one installment as of 17 DEC 2009; resolutions in

connection thereto

PROPOSAL #II.: Approve the agreements on the                       ISSUER            YES             FOR                  FOR

formalization and compliance with the resolutions

adopted by the meeting and appointment of special

delegates

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEKOM AUSTRIA AG

  TICKER:                  N/A                 CUSIP:   A8502A102

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the presentation of the adopted        ISSUER            YES             FOR                  FOR

 financial statements and the Management report as

well as the consolidated financial statements

including the consolidated Management report and the

corporate governance report, the proposal for

utilization of the net profit and the Supervisory

Board report on the FY 2009

PROPOSAL #2.: Approve the allocation of the net                 ISSUER            YES             FOR                  FOR

income for the FY 2009

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Management Board for the FY 2009

PROPOSAL #4.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Supervisory Board the FY 2009

PROPOSAL #5.: Approve the remuneration to the members        ISSUER            YES             FOR                  FOR

 of the supervisory Board for the FY 2009

PROPOSAL #6.: Election of the Auditors for the FY 2010      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Election of the member to the                        ISSUER            YES             FOR                  FOR

supervisory Board

PROPOSAL #8.: Receive the Management report on share         ISSUER            YES             FOR                  FOR

buy-back effected, number of treasury shares held and

 use of treasury shares

PROPOSAL #9.: Amend the Articles of Association in            ISSUER            YES             FOR                  FOR

particular for adaptation according to the Stock

Corporation Amendment Act 2009

[AktienrechtsAnderungsgesetz 2009]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEKOM MALAYSIA BHD

  TICKER:                  N/A                 CUSIP:   Y8578H118

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 together with the reports of

 the Directors and the Auditors thereon

PROPOSAL #2: Declare a final gross dividend of 13.0          ISSUER            YES             FOR                  FOR

sen per share  less 25.0% Income Tax in  respect of

the FYE 31 DEC 2009

PROPOSAL #3: Re-elect Datuk Dr Halim Shafie, who was         ISSUER            YES             FOR                  FOR

appointed to the Board during the year and who

retires pursuant to Article 98(2) of the Company's

Articles of Association

PROPOSAL #4: Re-elect Dato' Zalekha Hassan as a                 ISSUER            YES             FOR                  FOR

Director, who retire by rotation pursuant to Article

103 of the Company's Articles of Association

PROPOSAL #5: Re-elect YB Datuk Nur Jazlan Tan Sri              ISSUER            YES         AGAINST           AGAINST

Mohamed as a Director, who retire by rotation

pursuant to Article 103 of the Company's Articles of

PROPOSAL #6: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of MYR 1,116,000.00 for the FYE 31 DEC 2009

PROPOSAL #7: Re-appoint Messrs.                                             ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers having consented to act as

Auditors of the Company for the FYE 31 DEC 2010 and

authorize the Directors to fix their remuneration

PROPOSAL #8: Approve, subject to the Main Market                ISSUER            YES             FOR                  FOR

Listing Requirements of Bursa Malaysia Securities

Berhad (Bursa Securities), for Telekom Malaysia

Berhad (the Company) and/or its subsidiaries to enter

 into recurrent related party transactions of a

revenue or trading nature as set out in APPENDIX I of

 the Circular to Shareholders dispatched together

with the Company's 2009 Annual Report, which are

necessary for the day-to-day operations provided such

 transactions are entered into in the ordinary course

 of business and are on normal commercial terms not

more favourable to the related party than those

generally available to the public and are not

detrimental to the minority shareholders of the

PROPOSAL #S.1: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company in the form and manner as set out in

APPENDIX II of the Circular to Shareholders

dispatched together with the Company's 2009 Annual

Report; and authorize the Board of Directors of the

Company to do all such acts, deeds and things as are

necessary and/or expedient in order to give full

effect to the Proposed Amendments to the Articles

with full powers to assent to any conditions,

modifications and/or amendments as may be required by

 any relevant authorities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEMAR NORTE LESTE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P9037H103

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To take knowledge of the Directors                 ISSUER             NO              N/A                  N/A

accounts, examine, discuss and approve the Board of

Directors report and the financial statements for the

 FYE 31 DEC 2009, accompanied by the Independent

Auditors opinion

PROPOSAL #2: To approve the distribution of net                 ISSUER             NO              N/A                  N/A

profits from the 2009 FY and the payment of profit

sharing to the employees in accordance with that

which is provided for in Article 41 of the Corporate

PROPOSAL #3: Elect the Members of the Finance                     ISSUER            YES             FOR                  FOR

Committee and their respective substitutes

PROPOSAL #4: To decide on the remuneration for                   ISSUER             NO              N/A                  N/A

Administrators and Members of the Finance Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELENOR ASA, FORNEBU

  TICKER:                  N/A                 CUSIP:   R21882106

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the notice and the agenda of            ISSUER            YES             FOR                  FOR

the EGM

PROPOSAL #2.: Elect a representative to sign the                ISSUER            YES             FOR                  FOR

minutes of the EGM together with the Chairman of the

meeting

PROPOSAL #3.: Amend Section 8 of the Articles of                ISSUER            YES             FOR                  FOR

Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELENOR ASA, FORNEBU

  TICKER:                  N/A                 CUSIP:   R21882106

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the notice of the AGM                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Election of a representative to sign the        ISSUER             NO              N/A                  N/A

 minutes of the AGM together with the Chairman of the

 meeting

PROPOSAL #3: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

annual report for the FY 2009; and a dividend payment

 of NOK 2.50 per share

PROPOSAL #4: Approve the remuneration to the                       ISSUER            YES             FOR                  FOR

Company's Auditor

PROPOSAL #5: Approve the Board's declaration                       ISSUER            YES             FOR                  FOR

regarding the determination of salary and other

remuneration to senior employees pursuant to Section

6-16A in the Act relating to public limited companies

PROPOSAL #6.i: Grant authority to acquire own shares         ISSUER            YES             FOR                  FOR

for the purposes of cancellation or as means of

payment in connection with acquisition of businesses

PROPOSAL #6.ii: Grant authority to acquire own share         ISSUER            YES             FOR                  FOR

for the purposes of fulfilling Telenor's obligations

pursuant to option and LTI programmes for senior

employees and general share programmes for employees

PROPOSAL #7: Approve to determine the remuneration to        ISSUER            YES         AGAINST           AGAINST

 the Members of the Corporate Assembly and the

Nomination Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEPHONE AND DATA SYSTEMS, INC.

  TICKER:                  TDS                 CUSIP:   879433100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: C.A. DAVIS                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.D. O'LEARY                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G.L. SUGARMAN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H.S. WANDER                                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY ACCOUNTANTS FOR 2010.                           ISSUER            YES             FOR                  FOR

PROPOSAL #03: SHAREHOLDER PROPOSAL RELATED TO CALLING   SHAREHOLDER        YES         AGAINST               FOR

 OF MEETINGS BY SHAREHOLDERS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEVISION BROADCASTS LTD

  TICKER:                  N/A                 CUSIP:   Y85830100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the report of the Directors and the Independent

Auditors' report for the YE 31 DEC 2009

PROPOSAL #2: Approve to declare a final dividend for         ISSUER            YES             FOR                  FOR

the YE 31 DEC 2009

PROPOSAL #3.1: Election of Ms. Vivien Chen Wai Wai as        ISSUER            YES             FOR                  FOR

 a Directors

PROPOSAL #3.2: Election of Mr. Mark Lee Po On as a            ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4.1: Re-election of Dr. Norman Leung Nai            ISSUER            YES             FOR                  FOR

Pang as a Director, who retires by rotation

PROPOSAL #4.2: Re-election of Mr. Edward Cheng Wai            ISSUER            YES             FOR                  FOR

Sun as Director, who retires by rotation

PROPOSAL #5: Approve the Chairman's fee                                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to increase in Director's fee             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-appointment of PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 as the Auditors of the Company and authorize

Directors to fix their remuneration

PROPOSAL #8: Grant a general mandate to Directors to         ISSUER            YES             FOR                  FOR

issue additional shares

PROPOSAL #9: Grant a general mandate to Directors to         ISSUER            YES             FOR                  FOR

repurchase issued shares

PROPOSAL #10: Authorize the Directors under                        ISSUER            YES             FOR                  FOR

Resolution 8 to extend the shares repurchased under

the authority under Resolution 9

PROPOSAL #11: Approve to extend the book close period        ISSUER            YES             FOR                  FOR

 from 30 days to 60 days

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEVISION BROADCASTS LTD

  TICKER:                  N/A                 CUSIP:   Y85830100

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve and ratify the Short Form                   ISSUER            YES             FOR                  FOR

Agreement [as as specified], the transactions

contemplated thereunder and the cap amounts [as

specified]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELEVISION FRANCAISE 1 SA TF1, BOULOGNE BILLANCOUR

  TICKER:                  N/A                 CUSIP:   F91255103

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the financial statements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the agreements and                            ISSUER            YES         AGAINST           AGAINST

undertakings pursuant to Article L.225-38 of the

PROPOSAL #O.4: Approve the allocation and                            ISSUER            YES             FOR                  FOR

distribution of income

PROPOSAL #O.5: Ratify the co-optation of Mr. Claude          ISSUER            YES         AGAINST           AGAINST

BERDA as a Board member

PROPOSAL #O.6: Approve the renewal for 2 years of Mr.        ISSUER            YES         AGAINST           AGAINST

 Alain POUYAT's term as a Board Member

PROPOSAL #O.7: Acknowledge the election of the Board         ISSUER            YES             FOR                  FOR

members as Representatives for the Employees

PROPOSAL #O.8: Approve the purchase of Company's                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #E.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of Company's

 treasury shares

PROPOSAL #E.10: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, with cancellation of

preferential subscription rights, by a public offer

PROPOSAL #E.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of capital increase without any preferential

subscription rights

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

set, according to the terms decided by the General

Meeting, the issue price without any preferential

subscription rights, by a public offer or by an offer

 pursuant to Article L.411-2 II of the Financial and

Monetary Code, of equity securities to be issued

immediately or deferred

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, without any preferential

subscription rights, in remuneration for the

contributions comprised of securities in the event of

 a public exchange offer

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital, with cancellation of

preferential subscription rights, by an offer

addressed solely to persons providing the investment

services of portfolio management for third parties,

qualified investors or small circle of investors as

defined in Subsection II of Article L.411-2 of the

Financial and Monetary Code (Private Investment)

PROPOSAL #E.15: Grant powers for filing and                        ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELIASONERA AB, STOCKHOLM

  TICKER:                  N/A                 CUSIP:   W95890104

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Election of Sven Unger, Attorney-at-law        ISSUER            YES             FOR                  FOR

 as the Chairperson of the meeting

PROPOSAL #2.: Preparation and approval of voting                ISSUER            YES             FOR                  FOR

register

PROPOSAL #3.: Adoption of agenda                                            ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Election of two persons to check the            ISSUER            YES             FOR                  FOR

meeting minutes along with the Chairperson

PROPOSAL #5.: Confirmation that the meeting has been         ISSUER            YES             FOR                  FOR

duly and properly convened

PROPOSAL #6.: Presentation of the annual report and          ISSUER             NO              N/A                  N/A

Auditor's report, consolidated financial statements

and Group Auditor's report for 2009. speech by

President and Chief Executive Officer Lars Nyberg in

connection herewith and a description of the Board of

 Directors work during 2009

PROPOSAL #7.: Resolution to adopt the income                       ISSUER            YES             FOR                  FOR

statement, balance sheet, consolidated income

statement and consolidated balance sheet for 2009

PROPOSAL #8.: The Board of Directors proposes that a         ISSUER            YES             FOR                  FOR

dividend of SEK 2.25 per share shall be distributed

to the shareholders, and that 12 APR 2010 shall be

set as the record date for the dividend, if the AGM

adopts this proposal, it is estimated that

disbursement from Euroclear Sweden AB will take place

PROPOSAL #9.: Resolution concerning discharging of            ISSUER            YES             FOR                  FOR

Members of the Board of Directors and the President

from personal liability towards the Company for the

administration of the Company in 2009

PROPOSAL #10.: Resolution concerning number of Board         ISSUER            YES             FOR                  FOR

Members: 8 with No Deputy Board Members

PROPOSAL #11.: Remuneration to the Board of                        ISSUER            YES             FOR                  FOR

Directors: remuneration to the Board of Directors

until the next AGM would be SEK 1,000,000 to the

Chairman, SEK 425,000 to each other board member

elected by the Annual General Meeting. The chairman

of the Board's Audit Committee would receive

remuneration of SEK 150,000 and other Members of the

Audit Committee would receive SEK 100,000 each, and

the Chairman of the Board's remuneration Committee

would receive SEK 40,000 and other Members of the

remuneration Committee would receive SEK 20,000 each,

 the remuneration proposed is the same as for the

PROPOSAL #12.: Re-election of Maija-Liisa Friman,              ISSUER            YES             FOR                  FOR

Conny Karlsson, Timo Peltola, Lars Renstrom and Jon

Risfelt. new election of Ingrid Jonasson Blank,

Anders Narvinger and Per-Arne Sandstrom. a

presentation of the candidates nominated by the

Nomination Committee for election to the Board of

Directors is available at the website of TeliaSonera,

 www.teliasonera.com, see section Investor Relations,

 and will be available at the annual general meeting.

 the election will be preceded by information from

the chairperson concerning positions held in other

companies by the candidates

PROPOSAL #13.: Election of Anders Narvinger Chairman         ISSUER            YES             FOR                  FOR

of the Board of Directors

PROPOSAL #14.: Re-election of Kari Jarvinen [Finnish         ISSUER            YES             FOR                  FOR

State via Solidium Oy], KG Lindvall [Swedbank Robur

Funds] and Lennart Ribohn [SEB Funds/SEB-Trygg

Insurance]. New election of Bjorn Mikkelsen [Swedish

State] and Anders Narvinger [Chairman of the Board of

 Directors]

PROPOSAL #15.A: The Board of Directors' proposal                ISSUER            YES             FOR                  FOR

regarding guidelines for remuneration to the

executive management the Board of Directors' proposal

 in essence: the TeliaSonera objective is to maximize

 the effectiveness of cash and equity in remuneration

 programs to attract, retain and motivate high

calibre executives needed to maintain the success of

the business. Remuneration should be built upon a

total reward approach allowing for a market relevant

but not market leading and cost effective executive

remuneration delivery based on the components base

salary, variable pay, pension and other benefits; the

 base salary should reflect the competence required,

responsibility, complexity and business contribution

of the executive; the base salary should also reflect

 the performance of the employee and consequently be

individual and differentiated; TeliaSonera may have

annual and long term variable pay programs; a

variable pay program should reflect the EU Commission

 recommendation 2009/3177/EG and the Swedish Code of

Corporate Governance; variable pay programs should

contain criteria which are supporting an increased

shareholder value and should have a defined ceiling

in relation to the executive's annual base salary; a

program should have a set of pre-determined

objectives, which are measurable and for each

variable pay objective it should be stated what

performance is required to reach the starting point

(minimum requirement for payout) and what performance

 is required to reach the maximum (cap); an annual

variable pay program should reward performance

measured over a maximum period of 12 months, should

ensure the long-term sustainability of the Company

and be capped to a maximum of the executive's annual

base salary of 40 percent; the objectives should be

designed in such a way which allows the executive to

reach the threshold for a solid performance, the

target level for a performance meeting expectations

and the maximum level for an exceptional performance;

 a long-term variable pay program should ensure long-

term sustainability of the Company, secure a joint

interest in increased shareholder value and provide

an alignment between senior management and the

shareholders by sharing risks and rewards of the

TeliaSonera share price; the program may be annually

repeated and shall reward performance measured over a

 minimum of a three year period, be capped to a

maximum of 50 percent per annum of the annual base

salary and should be equity based (invested and

delivered in TeliaSonera shares with the ambition

that the employee should remain shareholders also

after vesting); a prerequisite for payout from such a

 program is the continuous employment at the end of

the earnings period. Approximately 100 Members of the

 senior management may be eligible to a long-term

variable pay program out of which approximately 10

belongs to the group executive management; the

program measures performance over a minimum 3 year

period in relation to Earnings Per Share (EPS) weight

 50 percent and total shareholders return (TSR)

PROPOSAL #15.B: PLEASE NOTE THAT THIS IS A                          ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: The Swedish State's proposal

regarding guidelines for remuneration to the

executive Management Proposal from the Swedish State:

 TeliaSonera's objective is to offer remuneration

levels and other employment conditions required to

attract, retain and motivate high caliber executives

needed to maintain the success of the business; The

executive management will not be able to receive

annual variable pay or participate in long term

variable pay programs; with this exception, the

Swedish State's proposal includes in essence the same

 elements as described in item 15 (a) above

PROPOSAL #16.: The Board of Directors proposes that          ISSUER            YES             FOR                  FOR

the Annual General Meeting authorize the Board of

Directors to resolve, on one or more occasions prior

to the 2011 Annual General Meeting, on acquisitions

of own shares, which may take place both on Nasdaq

OMX Stockholm and/or Nasdaq OMX Helsingfors and in

accordance with an offer to acquire shares directed

to all shareholders or through a combination of these

 two alternatives; the maximum number of shares to be

 acquired shall be such that the Company's holding

from time to time does not exceed 10 percent of all

shares in the Company; Acquisitions of shares on

Nasdaq OMX Stockholm and/or Nasdaq OMX Helsinki may

only be made at a price within the spread between the

 highest bid price and lowest ask price prevailing

from time to time on the exchanges; acquisitions of

shares by way of offers to acquire shares directed to

 all the Company's shareholders may take place at an

acquisition price which exceeds the prevailing market

 price. It will thereupon be possible, by means of

detachable and tradable sales rights (Sw.

saljratter), for the shareholders to enjoy the value

of the premium which may arise as a consequence of

the Company acquiring shares at a price in excess of

the market price for the share. In order to

compensate shareholders who neither sell sales rights

 nor participate in the acquisition offer, for their

non-exercised sales rights, a bank or another

financial institution that may be appointed by the

Company shall, upon expiry of the application period

but otherwise in accordance with the terms and

conditions of the acquisition offer, be entitled to

transfer shares to the Company and to pay

compensation, amounting to the value of the non-

exercised sales rights less the banks costs, to the

shareholders concerned. However, the compensation

payable may not exceed the compensation that may be

paid per sales right in the event of an offer of

commission-free sale of sales rights. In the event

foreign legal and/or administrative rules

significantly impede implementation of an acquisition

 offer in a particular country, the Board of

Directors or a party appointed by the Board of

Directors, shall be entitled to effect a sale of

sales rights on behalf of the shareholders concerned

and shall, instead, pay the cash amount received upon

 a sale carried out with due care, less costs

incurred. The Board of Directors shall be entitled to

 decide on other terms and conditions for the

acquisition; The purpose of the proposal above is to

provide the Board of Directors with an instrument to

adapt and improve the Company's capital structure and

 thereby create added value for the shareholders; The

 Board of Directors also intends to propose that

future Annual General Meetings of the Company

authorize the Board of Directors to resolve on

acquisitions of own shares on terms and conditions

that are materially equivalent to those set forth

above, at present, the Company does not hold any own

shares; the Board of Directors intends to propose the

PROPOSAL #17.A: The Board of Directors' proposal in          ISSUER            YES             FOR                  FOR

essence: [a] Implementation of a long-term incentive

program 2010/2013 The proposed long-term incentive

program for 2010/2013 [Performance Share Program

2010/2013] shall comprise approximately 100 senior

executives within the TeliaSonera group of Companies

[the Group] and in total no more than 1,560,000

TeliaSonera shares may be transferred to participants

 in the program upon fulfilment of the performance

conditions set out in the program [Performance

Shares]; The maximum number of Performance Shares

that finally may be allotted, corresponds to

approximately 0.03 percent of the total number of

outstanding shares in the Company; the Board of

Directors intends to propose forthcoming annual

general meetings to implement performance-based share

 programs on similar conditions that apply to the now

 proposed program; Participants in the program shall

be given the opportunity to, provided that certain

performance conditions, consisting of financial

targets linked to EPS [Earnings Per Share] and TSR

[Total Shareholder Return], are met during the three

financial years 2010-2012 [the Performance Period],

receive without consideration final allotments of

Performance Shares; participation in the program

requires that the participants have invested in or

allocated to the program TeliaSonera shares [Saving

Shares] corresponding to a value of two (2) percent

of a participant's annual gross base salary [i.e.

before taxes] per year-end 2009 or, if a participant

has been employed thereafter, the calculated annual

gross base salary for 2010 [the Base Salary], saving

shares shall normally be acquired or allocated to the

 program during a period of approximately two weeks

following the publication of the Company's Interim

Report for the first quarter 2010, but in the event

of new recruitments thereafter, participation in the

program may be offered and acquisition or allocation

of Saving Shares may take place until the end of

August 2010; a condition for final allotments of

performance shares shall normally be that the

participant has been employed within the Group during

 the whole period from entering into the program

until the day of publication of the Company's Interim

 Report for the first quarter 2013 (the Vesting

Period) and that all saving shares held by a

participant have been kept during such period;

maximum preliminary allotments of Performance Shares

for each of the financial years 2010, 2011 and 2012

based on the EPS targets, shall amount to the number

of performance shares corresponding to approximately

6.67 percent of the Base Salary for each member of

the Group Management or, alternatively, 5.00 per cent

 of the base salary for each other manager, in both

cases, divided by the average share price during

December of the Company’s share on the Nasdaq

OMX Stockholm official price list each of the years

2009, 2010 and 2011; maximum allotments of

performance shares based on the TSR target shall

amount to the number of performance shares

PROPOSAL #17.B: The Board of Directors has considered        ISSUER            YES             FOR                  FOR

 two alternative hedging methods for Performance

Program 2010/2013; either a hedging arrangement with

a bank or other financial institution securing

delivery of shares under the program or transfers of

shares held by the Company itself to participants in

Performance Share Program 2010/2013; the Board of

Directors considers the latter alternative as its

main alternative, however, should the annual general

meeting not approve the proposed transfer of shares

held by the Company itself, the Board of Directors

may enter into a hedging arrangement set out above

with a third party to hedge the obligations of the

Company under the program. Based on the above

conditions, the Board of Directors proposes that no

more than 1,560,000 TeliaSonera shares may be

transferred to participants in Performance Share

Program 2010/2013 as performance shares, entitled to

receive allotments of performance shares without

consideration shall be such persons within the Group

being participants in Performance Share Program

2010/2013. Further, subsidiaries shall be entitled to

 acquire shares without consideration, in which case

such Company shall be obliged, pursuant to the terms

and conditions of Performance Share Program

2010/2013, to immediately transfer the shares to such

 persons within the Group that participate in

performance share program 2010/2013, transfers of

shares shall be made without consideration at the

time and on such additional terms and conditions that

 participants in Performance Share Program 2010/2013

are entitled to receive final allotment of shares,

the number of shares that may be transferred shall be

 subject to recalculation in the event of an

intervening bonus issue, split, preferential rights

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELKOM SA LTD

  TICKER:                  N/A                 CUSIP:   S84197102

  MEETING DATE:      9/16/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial statements        ISSUER            YES             FOR                  FOR

 for the YE 31 MAR 2009

PROPOSAL #2.: Re-elect Mr. D.D. Barber as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation in terms of the Company's

Articles of Association

PROPOSAL #3.: Re-appoint Ernst and Young Inc as the          ISSUER            YES             FOR                  FOR

Auditors of the Company, to hold office until the

conclusion of the next AGM of the Company and to note

 that the individual registered Auditor who will

undertake the audit during the FY ending 31 MAR 2010

is Mr. R. Hillen

PROPOSAL #4.S.1: Amend the Articles 1.1.1.58 in line         ISSUER            YES             FOR                  FOR

4 the words and the Company Subsidiaries expressly

include Vodacom and its subsidiaries and 1.1.1.66 are

 deleted from the Articles

PROPOSAL #5.S.2: Authorize the Directors of the                 ISSUER            YES             FOR                  FOR

Company to approve the purchase by the Company, or by

 any of its subsidiaries, of the Company's ordinary

shares subject to the provisions of the Companies

Act, 1973, as amended, and the Listings Requirements

of JSE Limited [JSE] provided that: any general

purchase by the Company and or any of its

subsidiaries of the Company's ordinary shares in

issue shall not, in aggregate, in any 1 FY, exceed

20% of the Company's issued ordinary share capital at

 the time that the authority is granted; no

acquisition may he made at a price more than 10%

above the weighted average of the market value of the

 ordinary share for the 5 business days immediately

preceding the date of such acquisition; the

repurchase at the ordinary shares are effected

through the order book operated by the JSE trading

system and done without any prior understanding or

arrangement between the Company and the counter party

 [reported trades are prohibited]; the Company may

only appoint one agent at any paint in time to effect

 any repurchase[s] base(s) on the Company's behalf;

the Company or its subsidiary may not repurchase

ordinary shares during a prohibited period; should

the Company or any subsidiary cumulatively

repurchase, redeem or cancel 3% of the initial number

 of the Company's ordinary shares in terms of this

general authority and for each 3% in aggregate of the

 initial number of that class required thereafter in

terms of this general authority, and announcement

shall be made in terms of this Listing Requirements

of the JSE; [Authority expires the earlier of the

conclusion of the Company's next AGM or 15 months]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELMEX INTERNACIONAL SAB DE CV

  TICKER:                  N/A                 CUSIP:   P9043M104

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify the appointment of a provisional        ISSUER            YES         AGAINST           AGAINST

 Director; resolutions in connection thereto

PROPOSAL #2.: Appoint a Director; resolutions in                ISSUER            YES         AGAINST           AGAINST

connection thereto

PROPOSAL #3.: Receive the report on the compliance of        ISSUER            YES             FOR                  FOR

 the obligation contained in Article 86, paragraph XX

 of the Income Tax Law; resolutions in connection

thereto

PROPOSAL #4.: Appoint the delegates to carry out and         ISSUER            YES             FOR                  FOR

formalize the resolutions adopted by the meeting;

resolutions in connection thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELMEX INTERNACIONAL SAB DE CV

  TICKER:                  N/A                 CUSIP:   P9043M104

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the designation or ratification,        ISSUER            YES         AGAINST           AGAINST

 as the case may be, of the Members of the Board of

Directors who are to be appointed by the Series l

shareholders; resolutions in this regard

PROPOSAL #2: Approve the designation of delegates to         ISSUER            YES             FOR                  FOR

carry out and formalize the resolutions passed by the

 meeting; resolutions in this regard

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELSTRA CORPORATION LTD

  TICKER:                  N/A                 CUSIP:   Q8975N105

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Chairman and CEO presentations                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

FYE 30 JUN 2009

PROPOSAL #3.: To discuss the Company's financial                ISSUER             NO              N/A                  N/A

statements and reports for the YE 30 JUN 2009

PROPOSAL #4.A: Re-elect Mr. Geoffrey Cousins as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.B: Elect Mr. Steve Vamos as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #4.C: Elect Mr. John Stanhope as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #4.D: Re-elect Mr. John Zeglis as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.E: Re-elect Dr. John Stocker as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.F: Elect Mr. Russell Higgins as a Director      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELUS CORP

  TICKER:                  N/A                 CUSIP:   87971M202

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of R. H. (Dick) Auchinleck as        ISSUER             NO              N/A                  N/A

 a Director of the Company for the ensuing year

PROPOSAL #1.2: Election of A. Charles Baillie as a            ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.3: Election of Micheline Bouchard as a            ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.4: Election of R. John Butler as a                   ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.5: Election of Brian A. Canfield as a              ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.6: Election of Pierre Y. Ducros as a                ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.7: Election of Darren Entwistle as a                ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.8: Election of Ruston E.T. Goepel as a            ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.9: Election of John S. Lacey as a                     ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.10: Election of William A. MacKinnon as a        ISSUER             NO              N/A                  N/A

 Director of the Company for the ensuing year

PROPOSAL #1.11: Election of Brian F. MacNeill as a            ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.12: Election of Ronald P. Triffo as a              ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #1.13: Election of Donald Woodley as a                 ISSUER             NO              N/A                  N/A

Director of the Company for the ensuing year

PROPOSAL #2: Appointment Deloitte & Touche LLP as the        ISSUER             NO              N/A                  N/A

 Auditors for the ensuing year and authorize the

Directors to fix their remuneration

PROPOSAL #3: Approve to amendment to the TELUS                   ISSUER             NO              N/A                  N/A

Management Share Option Plan [Management Plan] to

increase the reserve of non-voting shares authorized

for issuance

PROPOSAL #4: Approve to amendments to the amendment          ISSUER             NO              N/A                  N/A

provision in the Management Plan and remove the

provision in the Management Plan restricting the

granting of a majority of options to insiders

PROPOSAL #5: Approve the ratification and                            ISSUER            YES             FOR                  FOR

confirmation of the shareholder rights plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TELUS CORP

  TICKER:                  N/A                 CUSIP:   87971M996

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: Receive the Company's 2009 audited                 ISSUER            YES             FOR                  FOR

consolidated financial statements together with the

report of the Auditors

PROPOSAL #1.1: Election of R.H. Dick  Auchinleck as a        ISSUER            YES             FOR                  FOR

 Director of the Company for the ensuing year

PROPOSAL #1.2: Election of A. Charles Baillie as a            ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.3: Election of Micheline Bouchard as a            ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.4: Election of R. John Butler as a                   ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.5: Election of Brian A. Canfield as a              ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.6: Election of Pierre Y. Ducros as a                ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.7: Election of Darren Entwistle as a                ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.8: Election of Ruston E.T. Goepel as a            ISSUER            YES             FOR                  FOR

Director the of Company for the ensuing year

PROPOSAL #1.9: Election of John S. Lacey as a                     ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.10: Election of William A. Mackinnon as a        ISSUER            YES             FOR                  FOR

 Director of the Company for the ensuing year

PROPOSAL #1.11: Election of Brian F. MacNeill as a            ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.12: Election of Ronald P. Triffo as a              ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #1.13: Election of Donald Woodley as a                 ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #2: Appointment of Deloitte & Touche LLP as         ISSUER            YES             FOR                  FOR

Auditors for the ensuing year and to authorize

Directors to fix their remuneration

PROPOSAL #3: Amend the TELUS Management Share Option         ISSUER            YES             FOR                  FOR

Plan  Management Plan  to increase the reserve of

non-voting shares authorized for issuance

PROPOSAL #4: Amend the amendement provision in the            ISSUER            YES             FOR                  FOR

Management Plan and remove the provision in the

Management Plan restricting the granting of a

majority of options to insiders

PROPOSAL #5: Ratify and confirm the Company's                     ISSUER            YES             FOR                  FOR

shareholder rights plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEN NETWORK HOLDINGS LIMITED

  TICKER:                  N/A                 CUSIP:   Q8980R109

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the              ISSUER             NO              N/A                  N/A

Company and its controlled entities for the YE 31 AUG

 2009 and the reports of the Directors and the

PROPOSAL #2.A: Re-elect Mr. Jack Cowin as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation in accordance with the

Constitution of the Company

PROPOSAL #2.B: Re-elect Mr. John Studdy as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Constitution of the Company

PROPOSAL #2.C: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Re-elect Mr. Stephen Mayne as a

 Director of the Company, in accordance with the

Constitution

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 31 AUG 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TENAGA NASIONAL BERHAD

  TICKER:                  N/A                 CUSIP:   Y85859109

  MEETING DATE:      12/15/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 31 AUG 2009 together with the

reports of the Directors and Auditors thereon

PROPOSAL #2.: Approve the declaration of final gross         ISSUER            YES             FOR                  FOR

dividend of 10.0 sen per ordinary share less Income

Tax of 25% and a tax exempt dividend of 2.3 sen per

ordinary share for the FYE 31 AUG 2009

PROPOSAL #3.: Approve the payment of Directors' fees         ISSUER            YES             FOR                  FOR

of MYR 538,150.00 for the FYE 31 AUG 2009

PROPOSAL #4.: Re-elect Dato' Puteh Rukiah Binti Abd          ISSUER            YES             FOR                  FOR

Majid as a Director, who retire in accordance with

Article 135 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Tan Sri Dato' Lau Yin Pin @            ISSUER            YES             FOR                  FOR

Lau Yen Beng  as a Director, who retire in accordance

 with Article 135 of the Company's Articles of

PROPOSAL #6.: Re-elect Dato' Mohammad Zainal Bin                ISSUER            YES             FOR                  FOR

Shaari as a Director, who retire in accordance with

Article 135 of the Company's Articles of Association

PROPOSAL #7.: Re-appoint Messrs.                                            ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers, having consented to act, as

the Auditors of the Company, to hold office until the

 conclusion of the next AGM [AGM] and authorize the

Directors to fix their remuneration

PROPOSAL #8.: Authorize the Directors, pursuant to            ISSUER            YES         AGAINST           AGAINST

the TNB Employees' Share Option Scheme II [ESOS II]

as approved at the EGM [EGM] of the Company held on

29 MAY 2003, to issue shares in the Company at any

time and in accordance with the terms and conditions

of the said Scheme

PROPOSAL #9.: Authorize the Company, subject to                 ISSUER            YES             FOR                  FOR

compliance with the Act, the Company's Memorandum and

 Articles of Association, the Main Market Listing

Requirements of Bursa Malaysia Securities Berhad and

all other applicable laws, guidelines, rules and

regulations for the time being in force or as may be

amended from time to time, and the approvals from all

 relevant authorities, to purchase such amount of

ordinary shares of MYR 1.00 each in the Company's

issued and paid-up ordinary share capital through

Bursa Malaysia Securities Berhad upon such terms and

conditions as the Directors of the Company [Board]

may deem fit and expedient in the interest of the

Company provided that: the aggregate number of shares

 purchased pursuant to this resolution shall not

exceed 10% of the total issued and paid-up share

capital of the Company [Proposed Share Buy-Back]; the

 maximum amount of funds to be utilized for the

purpose of the Proposed Share Buy-Back shall not

exceed the Company's aggregate retained profits

and/or share premium account at the time of purchase

be allocated by the Company for the Proposed Share

Buy-Back; [Authority expires at the earlier of the

conclusion of the next AGM of the Company at which

time the authority shall lapse unless by an ordinary

resolution passed by the shareholders of the Company

in a general meeting or the expiry of the period

within which the next AGM of the Company is required

by law to be held]; the authority is revoked or

varied by an ordinary resolution passed by the

shareholders of the Company at a general meeting,

whichever is the earlier; authorize the Board to

decide in their discretion to retain the ordinary

shares in the Company so purchased by the Company as

treasury shares or to cancel them or a combination of

 both and/or to resell them on Bursa Malaysia

Securities Berhad and/or to distribute them as share

dividends; and to take such steps to give full effect

 to the Proposed Share Buy-Back with full power to

assent to any conditions, modifications, variations

and/or amendments as may be imposed by the relevant

authorities and/or to do all such acts and things as

the Board may deem fit and expedient in the best

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TENARIS, S.A.

  TICKER:                  TS                   CUSIP:   88031M109

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: CONSIDERATION OF BOARD'S MANAGEMENT              ISSUER            YES             FOR               AGAINST

REPORT AND CERTIFICATIONS AND THE INDEPENDENT

AUDITORS' REPORTS FOR YEARS ENDED DECEMBER 31, 2009,

2008 AND 2007, AND THE ANNUAL ACCOUNTS.

PROPOSAL #02: APPROVAL OF THE COMPANY'S CONSOLIDATED         ISSUER            YES             FOR               AGAINST

FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31,

 2009, 2008 AND 2007.

PROPOSAL #03: APPROVAL OF THE COMPANY'S ANNUAL                   ISSUER            YES             FOR               AGAINST

ACCOUNTS AS AT DECEMBER 31, 2009.

PROPOSAL #04: ALLOCATION OF RESULTS AND APPROVAL OF          ISSUER            YES             FOR               AGAINST

DIVIDEND PAYMENT FOR THE YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #05: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR               AGAINST

OF DIRECTORS FOR THE EXERCISE OF THEIR MANDATE DURING

 YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #06: ELECTION OF MEMBERS OF THE BOARD OF              ISSUER            YES         AGAINST           AGAINST

DIRECTORS.

PROPOSAL #07: COMPENSATION OF MEMBERS OF THE BOARD OF        ISSUER            YES             FOR               AGAINST

 DIRECTORS.

PROPOSAL #08: APPOINTMENT OF THE INDEPENDENT AUDITORS        ISSUER            YES             FOR               AGAINST

 FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010 AND

APPROVAL OF THEIR FEES.

PROPOSAL #09: AUTHORISATION TO THE COMPANY, OR ANY            ISSUER            YES         AGAINST           AGAINST

SUBSIDIARY, TO FROM TIME TO TIME PURCHASE, ACQUIRE OR

 RECEIVE SHARES OF THE COMPANY.

PROPOSAL #10: AUTHORISATION TO BOARD TO CAUSE                     ISSUER            YES             FOR               AGAINST

DISTRIBUTION OF ALL SHAREHOLDER COMMUNICATIONS,

INCLUDING SHAREHOLDER MEETING & PROXY MATERIALS AND

ANNUAL REPORTS TO SHAREHOLDERS, BY ELECTRONIC MEANS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TENARIS, S.A.

  TICKER:                  TS                   CUSIP:   88031M109

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: CONSIDERATION OF BOARD'S MANAGEMENT              ISSUER            YES             FOR               AGAINST

REPORT AND CERTIFICATIONS AND THE INDEPENDENT

AUDITORS' REPORTS FOR YEARS ENDED DECEMBER 31, 2009,

2008 AND 2007, AND THE ANNUAL ACCOUNTS.

PROPOSAL #02: APPROVAL OF THE COMPANY'S CONSOLIDATED         ISSUER            YES             FOR               AGAINST

FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31,

 2009, 2008 AND 2007.

PROPOSAL #03: APPROVAL OF THE COMPANY'S ANNUAL                   ISSUER            YES             FOR               AGAINST

ACCOUNTS AS AT DECEMBER 31, 2009.

PROPOSAL #04: ALLOCATION OF RESULTS AND APPROVAL OF          ISSUER            YES             FOR               AGAINST

DIVIDEND PAYMENT FOR THE YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #05: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR               AGAINST

OF DIRECTORS FOR THE EXERCISE OF THEIR MANDATE DURING

 YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #06: ELECTION OF MEMBERS OF THE BOARD OF              ISSUER            YES         AGAINST           AGAINST

DIRECTORS.

PROPOSAL #07: COMPENSATION OF MEMBERS OF THE BOARD OF        ISSUER            YES             FOR               AGAINST

 DIRECTORS.

PROPOSAL #08: APPOINTMENT OF THE INDEPENDENT AUDITORS        ISSUER            YES             FOR               AGAINST

 FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010 AND

APPROVAL OF THEIR FEES.

PROPOSAL #09: AUTHORISATION TO THE COMPANY, OR ANY            ISSUER            YES         AGAINST           AGAINST

SUBSIDIARY, TO FROM TIME TO TIME PURCHASE, ACQUIRE OR

 RECEIVE SHARES OF THE COMPANY.

PROPOSAL #10: AUTHORISATION TO BOARD TO CAUSE                     ISSUER            YES             FOR               AGAINST

DISTRIBUTION OF ALL SHAREHOLDER COMMUNICATIONS,

INCLUDING SHAREHOLDER MEETING & PROXY MATERIALS AND

ANNUAL REPORTS TO SHAREHOLDERS, BY ELECTRONIC MEANS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TENCENT HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G87572148

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 and the reports of the Directors and Auditors for

the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.1.a: Re-elect Mr. Zhang Zhidong as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.1.b: Re-elect Mr. Charles St Leger Searle        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.2: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors'  remuneration

PROPOSAL #4: Re-appointment of Auditors and authorize        ISSUER            YES             FOR                  FOR

 the Board of Directors to fix their remuneration

PROPOSAL #5: Authorize the director, subject to                 ISSUER            YES             FOR                  FOR

paragraph (c), a general mandate be and is hereby

unconditionally granted to the Directors of the

Company to exercise during the Relevant Period all

the powers of the Company to allot, issue and dispose

 of shares in the Company and to make or grant

offers, agreements, options or warrants which would

or might require the exercise of such powers; b) the

mandate in paragraph (a) shall authorize the

Directors of the Company during the Relevant Period

to make or grant offers, agreements and options which

 would or might require the exercise of such powers

after the end of the Relevant Period; c) the

aggregate nominal value of share capital allotted or

agreed conditionally or unconditionally to be

allotted  whether pursuant to an option or otherwise

 by the Directors of the Company pursuant to the

PROPOSAL #6: Authorize the Directors, a general                 ISSUER            YES             FOR                  FOR

mandate unconditionally granted to the Directors of

the Company to exercise during the Relevant Period

all the powers of the Company to purchase or

otherwise acquire shares in the capital of the

Company in accordance with all applicable laws and

the requirements of the Rules Governing the Listing

of Securities on The Stock Exchange of Hong Kong

Limited, provided that the aggregate nominal amount

of shares so purchased or otherwise acquired shall

not exceed 10% of the aggregate nominal amount of the

 share capital of the Company in issue at the date of

 this Resolution; and  Authority expires the earlier

of the conclusion of the next AGM or the expiration

of the period within which the next AGM is to be held

PROPOSAL #7: Approve the conditional upon the passing        ISSUER            YES             FOR                  FOR

 of Resolutions 5 and 6 set out in the Notice

convening this Meeting, the aggregate nominal amount

of the shares which are purchased or otherwise

acquired by the Company pursuant to Resolution 6

shall be added to the aggregate nominal amount of the

 shares which may be issued pursuant to Resolution 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TERADATA CORPORATION

  TICKER:                  TDC                 CUSIP:   88076W103

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: EDWARD P. BOYKIN         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CARY T. FU                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: VICTOR L. LUND             ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE RATIFICATION OF THE              ISSUER            YES             FOR                  FOR

APPOINTMENT OF INDEPENDENT AUDITORS FOR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEREX CORPORATION

  TICKER:                  TEX                 CUSIP:   880779103

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RONALD M. DEFEO                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G. CHRIS ANDERSEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAULA H.J. CHOLMONDELEY                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DON DEFOSSET                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM H. FIKE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS J. HANSEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID A. SACHS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: OREN G. SHAFFER                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID C. WANG                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR

 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TERUMO CORPORATION

  TICKER:                  N/A                 CUSIP:   J83173104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TESCO PLC

  TICKER:                  N/A                 CUSIP:   G87621101

  MEETING DATE:      7/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors report and the            ISSUER            YES             FOR                  FOR

accounts for the period ended 28 FEB 2009

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. R. Brasher as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect Mr. P. Clarke as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. A. Higginson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. C. Allen as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Dr. H. Einsmann as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Ms. J. Tammenoms Bakker as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10.: Elect Mr. P. Cescau as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Elect Mr. K. Hanna as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. L. McIlwee as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-appoint the Auditors                                  ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Authorize the Directors to set the              ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #15.: Approve to increase the authorized              ISSUER            YES             FOR                  FOR

share capital of the Company

PROPOSAL #16.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.17: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.18: Authorize the Company to purchase its        ISSUER            YES             FOR                  FOR

 own shares

PROPOSAL #19.: Grant authority the political                       ISSUER            YES             FOR                  FOR

donations by the Company and its subsidiaries

PROPOSAL #20.: Adopt the Tesco PLC Group Bonus Plan          ISSUER            YES             FOR                  FOR

2009

PROPOSAL #21.: Amend the Tesco PLC 2004 Discretionary        ISSUER            YES             FOR                  FOR

 Share Option Plan

PROPOSAL #S.22: Grant authority the short notice                ISSUER            YES             FOR                  FOR

general meetings

PROPOSAL #S.23: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Approve the requisitionists

resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEVA PHARMACEUTICAL INDS LTD

  TICKER:                  N/A                 CUSIP:   M8769Q102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the declaration that the                   ISSUER            YES             FOR                  FOR

interim dividend on account of 2008 paid in 4

installments and totaling NIS 2.50 (approx USD 0.642)

 shall be final for 2009

PROPOSAL #2.1: Appointment of Abraham Cohen as a                ISSUER            YES             FOR                  FOR

Director for a period of 3 years

PROPOSAL #2.2: Appointment of Amir Elstein as a                 ISSUER            YES             FOR                  FOR

Director for a period of 3 years

PROPOSAL #2.3: Appointment of Professor Roger                     ISSUER            YES             FOR                  FOR

Kornberg as a Director for a period of 3 years

PROPOSAL #2.4: Appointment of Professor Moshe Many as        ISSUER            YES             FOR                  FOR

 a Director for a period of 3 years

PROPOSAL #2.5: Appointment of Dan Proper as a                     ISSUER            YES             FOR                  FOR

Director for a period of 3 years

PROPOSAL #3.: Re-appoint the Accountant-Auditors                ISSUER            YES             FOR                  FOR

until the next AGM, and authorize the Board to fix

PROPOSAL #4.: Approve the 2010 Equity Incentive Plan         ISSUER            YES             FOR                  FOR

PROPOSAL #5.1: Approve the remuneration of Dr. Frost         ISSUER            YES             FOR                  FOR

as Chairman as follows: annual salary equivalent to

USD 385,702, meeting attendance fees as for the other

 Directors, provision of an office and secretarial

services, reimbursement of cost of participation in

Board meetings outside the US up a maximum of USD

500,000 a year

PROPOSAL #5.2: Approve the remuneration of Professor         ISSUER            YES             FOR                  FOR

Many as Vice-Chairman as follows: annual salary

equivalent to USD 150,000, meeting attendance fees as

 for the other Directors, and provision of

secretarial services

PROPOSAL #5.3: Approve the remuneration of Professor         ISSUER            YES             FOR                  FOR

Kornberg as a Director as follows: annual salary

equivalent to USD 150,000, meeting attendance fees as

 for the other Directors

PROPOSAL #6.: Approve the increase of registered                ISSUER            YES             FOR                  FOR

share capital by NIS 100 million to a total of NIS

250 million split into shares of NIS 0.10 par value

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEXAS INSTRUMENTS INCORPORATED

  TICKER:                  TXN                 CUSIP:   882508104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: R.W. BABB, JR.             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: D.L. BOREN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: D.A. CARP                      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: C.S. COX                       ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: D.R. GOODE                    ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: S.P. MACMILLAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: P.H. PATSLEY                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: W.R. SANDERS                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: R.J. SIMMONS                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: R.K. TEMPLETON             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: C.T. WHITMAN                ISSUER            YES             FOR                  FOR

PROPOSAL #02: BOARD PROPOSAL TO RATIFY THE                          ISSUER            YES             FOR                  FOR

APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEXTRON INC.

  TICKER:                  TXT                 CUSIP:   883203101

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: KATHLEEN M. BADER        ISSUER            YES             FOR                  FOR

PROPOSAL #02: ELECTION OF DIRECTOR: R. KERRY CLARK             ISSUER            YES             FOR                  FOR

PROPOSAL #03: ELECTION OF DIRECTOR: IVOR J. EVANS               ISSUER            YES             FOR                  FOR

PROPOSAL #04: ELECTION OF DIRECTOR: LORD POWELL OF            ISSUER            YES             FOR                  FOR

BAYSWATER KCMG

PROPOSAL #05: ELECTION OF DIRECTOR: JAMES L. ZIEMER           ISSUER            YES             FOR                  FOR

PROPOSAL #06: APPROVAL OF AMENDMENTS TO EQUITY                   ISSUER            YES             FOR                  FOR

INCENTIVE PLANS TO ALLOW FOR A ONE-TIME STOCK OPTION

EXCHANGE PROGRAM.

PROPOSAL #07: APPROVAL OF AMENDMENT TO RESTATED                 ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE

ANNUAL ELECTION OF DIRECTORS.

PROPOSAL #08: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TEXWINCA HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   G8770Z106

  MEETING DATE:      8/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Independent Auditors' Report for the YE 31

MAR 2009

PROPOSAL #2.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.1: Elect Mr. Poon Bun Chak as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.2: Elect Mr. Poon Kai Chak as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.3: Elect Mr. Poon Kei Chak as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.4: Elect Mr. Poon Kwan Chak as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.a.5: Elect Mr. Ting Kit Chung as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.a.6: Elect Mr. Au Son Yiu as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #3.a.7: Elect Mr. Cheng Shu Wing as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.a.8: Elect Mr. Wong Tze Kin, David as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the Directors' remuneration

PROPOSAL #4.: Appoint the Auditors and authorize the         ISSUER            YES             FOR                  FOR

Board of Directors to fix the Auditors' remuneration

PROPOSAL #5.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 subject to this resolution to purchase its shares,

subject to and in accordance with all applicable

Laws, during the relevant period, not exceeding 10%

of the total nominal amount of the share capital of

the Company in issue at the date of passing this

resolution and the said approval shall be limited

accordingly; and [Authority expires the earlier of

the conclusion of the next AGM of the Company or the

expiration of the period within which the next AGM of

 the Company is required by the Bye-Laws of the

Company or any applicable Laws to be held]

PROPOSAL #6.: Authorize the Directors of the Company,        ISSUER            YES         AGAINST           AGAINST

 during the relevant period [as specified below], to

allot, issue and deal with additional shares of the

Company and to make or grant offers, agreements and

options which would or might require shares to be

allotted, issue or dealt during the relevant period

[as specified below], not exceeding 20% of the total

nominal amount of the share capital of the Company in

 issue at the date of passing this resolution and the

 said approval shall be limited accordingly,

otherwise than pursuant to: i] a rights issue where

shares are offered to shareholders on a fixed record

date in proportion to their then holdings of shares

[subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient in

relation to fractional entitlements or having regard

to any restrictions or obligations under the laws of,

 or the requirements of any Recognized Regulatory

Body or any Stock Exchange in any territory outside

Hong Kong]; or ii] any option scheme or similar

arrangement for the time being adopted for the grant

or issue to officers and/or employees of the Company

and/or any of its subsidiaries and/or any eligible

grantee pursuant to the scheme of shares or rights to

 acquire shares of the Company; or iii] any scrip

dividend scheme or similar arrangement providing for

the allotment of shares in lieu of the whole or part

of a dividend on shares of the Company in accordance

with the Bye-laws of the Company; and [Authority

expires the earlier of the conclusion of the next AGM

 of the Company or the expiration of the period

within which the next AGM of the Company is required

by the Bye-Laws of the Company or any applicable Laws

PROPOSAL #7.: Approve, the general mandate granted to        ISSUER            YES         AGAINST           AGAINST

 the Directors of the Company pursuant to the

Resolution 6, to extend by the addition thereto of an

 amount representing the total nominal amount of

shares in the capital of the Company repurchased by

the Company pursuant to the mandate referred to

Resolution 5, provided that such amount does not

exceed 10% of the total nominal amount of the share

capital of the Company in issue at the date of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THAI AIRWAYS INTERNATIONAL PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y8615C114

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report from the Chairman             ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the minutes of the 2009 AGM               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Acknowledge the report on the results          ISSUER            YES             FOR                  FOR

of operations for the year 2009

PROPOSAL #4.: Approve the balance sheets and income          ISSUER            YES             FOR                  FOR

statements for the year 2009

PROPOSAL #5.: Approve the dividend payment from the          ISSUER            YES             FOR                  FOR

Company's business operations for the year 2009

PROPOSAL #6.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Appointment of an Auditor and approve          ISSUER            YES             FOR                  FOR

to determine the audit fee

PROPOSAL #8.: Approve to cancel outstanding debenture        ISSUER            YES             FOR                  FOR

 issuance and offering and the issuance and offering

of the debentures in amount not exceeding BAHT 40,000

 million or equivalent within 5 years

PROPOSAL #9.A: Approve the decrease in the registered        ISSUER            YES             FOR                  FOR

 capital of the Company from THB 17,000,000,000 to

THB 16,989,009,500 by canceling THB 1,099,050 un

offered  listed SHS at a par value of THB 10.00

PROPOSAL #9.B: Amend the Clause 4 of the Memorandum          ISSUER            YES             FOR                  FOR

of Association of the Company regarding: registered

capital to correspond with such decrease in

registered capital

PROPOSAL #9.C: Approve to  increase in the registered        ISSUER            YES             FOR                  FOR

 capital of the Company from THB 16,989,009,500 to

THB 26,989,009,500 by issuing 1,000,000,000 new

ordinary SHS at a par value of THB 10.00

PROPOSAL #9.D: Amend the Clause 4 of the Memorandum          ISSUER            YES             FOR                  FOR

of Association of the Company regarding registered

capital to correspond with such increase in

registered capital

PROPOSAL #9.E: Approve the allocation of no more than        ISSUER            YES             FOR                  FOR

 1,000,000,000 newly issued ordinary SHS for public

offering

PROPOSAL #9.F: Authorize the Board of Directors or            ISSUER            YES             FOR                  FOR

any persons delegated by the Board of Directors to

allocate and offer the newly issued ord shs for sale

to the Ministry of Finance in order that the Ministry

 of Finance holds approximately

PROPOSAL #9.G: Authorize the Board of Directors or            ISSUER            YES             FOR                  FOR

any persons delegated by the Board of Directors to

allocate and offer the newly issued ord shs of the

Company for sale

PROPOSAL #10.: Appointment of the Directors                         ISSUER            YES             FOR                  FOR

PROPOSAL #11.: Other business                                                  ISSUER            YES             FOR               AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THAI OIL PUBLIC CO LTD, CHATUCHAK

  TICKER:                  N/A                 CUSIP:   Y8620B119

  MEETING DATE:      4/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to certify the minutes of the            ISSUER            YES             FOR                  FOR

2009 AGM of shareholders held on 03 APR 2009

PROPOSAL #2: Approve to certify the Company's 2009            ISSUER            YES             FOR                  FOR

operating results and the audited financial

statements for the YE 31 DEC 2009

PROPOSAL #3: Approve the dividend payment 2009                   ISSUER            YES             FOR                  FOR

operating results at BAHT 2.55 per SHS and after

deduction of the interim dividend payment for the

first half of 2009 performance at BAHT 1.05 per SHS,

the Company will pay the remaining dividend at BAHT

1.50  per SHS

PROPOSAL #4.: Approve the 2009 annual remuneration of        ISSUER            YES             FOR                  FOR

 the Company's Directors remuneration: 1) monthly fee

 Chairman 75,000 BAHT/month, Directors 60,000 BAHT/

month 2) bonus for Directors who served the Company

2009 and those who resigned, retired during 2009 at

36 m equivalent to 0.3% of 2009 net profit; and Board

 Committees Chairman 31,250 Baht/month, Directors

25,000 BAHT/month

PROPOSAL #5: Approve the 2010 annual appointment of          ISSUER            YES             FOR                  FOR

the Auditors and determine their remuneration: 1) Mr.

 Charoen P. or 2. Mr. Winid S. or 3. Mr. Vairoj J. to

 be appointed as the Company's Auditors in 2010 with

remuneration 2,390,000 BAHT in total

PROPOSAL #6.1: Election of Mr. Apisak Tantivorawong          ISSUER            YES             FOR                  FOR

as a Director

PROPOSAL #6.2: Election of Mr. Krairit Nilkuha as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.3: Election of Mr. Tevin Vongvanich as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6.4: Election of Pol.Gen. Adul Sangsingkaew        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #6.5: Election of Mr. Goanpot Asvinvichit as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #7: other business  if any                                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THAI UNION FROZEN PRODUCTS PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y8729T169

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to certify the minutes of the            ISSUER            YES             FOR                  FOR

AGM for 2009 held on 09 APR 2009

PROPOSAL #2: Approve the Company's annual report and         ISSUER            YES             FOR                  FOR

acknowledge the operational results for 2009

PROPOSAL #3: Approve the financial statements for the        ISSUER            YES             FOR                  FOR

 FYE 31 DEC 2009 and report of the Independent Auditor

PROPOSAL #4: Approve the allocation of the net profit        ISSUER            YES             FOR                  FOR

 for dividend payments

PROPOSAL #5: Election of the Company's Directors                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the remuneration of the Board            ISSUER            YES             FOR                  FOR

Members for year 2010

PROPOSAL #7: Appointment of the Company's Auditor and        ISSUER            YES             FOR                  FOR

 approve to fix the auditing fee for

PROPOSAL #8: Transact other business  if any                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THALES

  TICKER:                  N/A                 CUSIP:   F9156M108

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #o.2: Approve the financial statements for          ISSUER            YES             FOR                  FOR

the FY 2009

PROPOSAL #o.3: Approve the allocation of income of            ISSUER            YES             FOR                  FOR

the holding Company and setting of the dividend

PROPOSAL #o.4: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 19 MAY, 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Denis Ranque

PROPOSAL #o.5: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 19 MAY, 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Denis Ranque

PROPOSAL #o.6: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 24 JULY 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Luc Vigneron

PROPOSAL #o.7: Approve the regulated agreement                   ISSUER            YES         AGAINST           AGAINST

authorized by the Board of Directors on 24 JULY 2009

according to Article L.225-42-1 of the Commercial

Code relating to M. Luc Vigneron

PROPOSAL #o.8: Approve the regulated agreements                 ISSUER            YES         AGAINST           AGAINST

pursuant to Article L.225-38 of the Commercial Code

authorized by the Board of Directors meetings on 24

JULY 2009 and 29 SEP 2009

PROPOSAL #o.9: Ratify the co-optation of Mr. Yannick         ISSUER            YES             FOR                  FOR

d' Escatha as Board member Person not belonging to

the Company

PROPOSAL #o.10: Ratify the co-optation of Mr. Steve          ISSUER            YES             FOR                  FOR

Gentili as Board member Person not belonging to the

Company

PROPOSAL #o.11: Ratify the co-optation of Mr. Pierre         ISSUER            YES             FOR                  FOR

Mutz as Board member Person not belonging to the

Company

PROPOSAL #o.12: Ratify the co-optation of Mr. Luc              ISSUER            YES         AGAINST           AGAINST

Vigneron as Board member, on proposal of the Public

Sector

PROPOSAL #o.13: Ratify the co-optation of Mr. Bruno          ISSUER            YES         AGAINST           AGAINST

Parent as Board member, on proposal of the Public

Sector representing the State

PROPOSAL #o.14: Ratify the co-optation of Mr. Charles        ISSUER            YES         AGAINST           AGAINST

 Edelstenne as Board member, on proposal of

Industrial Partner

PROPOSAL #o.15: Ratify the co-optation of Mr. Amaury         ISSUER            YES         AGAINST           AGAINST

de Seze as Board member, on proposal of Industrial

Partner

PROPOSAL #o.16: Ratify the co-optation of Mr. Eric            ISSUER            YES         AGAINST           AGAINST

Trappier as Board member, on proposal of Industrial

Partner

PROPOSAL #o.17: Ratify the co-optation of Mr. Lo k            ISSUER            YES         AGAINST           AGAINST

Sagalen as Board member, on proposal of Industrial

Partner

PROPOSAL #o.18: Ratify the co-optation of Mr. Olivier        ISSUER            YES         AGAINST           AGAINST

 Bourges as Board member, on proposal of the Public

Sector representing the State

PROPOSAL #o.19: Approve the renewal of Mr. Olivier            ISSUER            YES         AGAINST           AGAINST

Bourges term as a Board member, on proposal of the

Public Sector representing the State

PROPOSAL #o.20: Approve the renewal of Mr. Bruno                ISSUER            YES         AGAINST           AGAINST

Parent'S term as a Board member, on proposal of the

Public Sector representing the State

PROPOSAL #o.21: Approve the renewal of Mr. Yannick            ISSUER            YES         AGAINST           AGAINST

d'Escatha'S term as a Board member Person not

belonging to the Company

PROPOSAL #o.22: Approve the renewal of Mr. Steve                ISSUER            YES         AGAINST           AGAINST

Gentili's term as Board member Person not belonging

to the Company

PROPOSAL #o.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allow the Company, except during a period of public

offer, to operate on its own shares as part of a

program to repurchase shares with a maximum purchase

price of   50 per share

PROPOSAL #e.24: Authorize to the Board of Directors          ISSUER            YES         AGAINST           AGAINST

to grant options to purchase shares

PROPOSAL #e.25: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

allocate for free existing shares, acquired as part

of the program to repurchase shares

PROPOSAL #e.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, with preferential subscription rights, shares

or securities giving access to the capital, for a

period of 26 months, with a limit of 30 million

shares of a nominal value of EUR 3.00 and a limit of

debt securities of a nominal value of EUR 1.5 billion

PROPOSAL #e.27: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

issue, with cancellation of preferential subscription

 rights and possibility of a period of precedence,

shares or securities giving access to the capital,

for a period of 26 months, with a limit of 30 million

 shares of a nominal value of EUR 3.00 and a limit of

 debt securities of a nominal value of EUR 1.5 billion

PROPOSAL #e.28: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities of issues decided

according to the resolutions N 26 and N27, within the

 legal limit of 15% of these issues, and within the

respective limits pursuant to the resolutions N 26

and N 27

PROPOSAL #e.29: Authorize the Board of Directors to          ISSUER            YES         AGAINST           AGAINST

issue shares as remuneration for the contribution of

equity securities or securities giving access to the

capital of other companies for a period of 26 months,

 within the legal limit of 10 percent of the capital

at the date of the General Meeting

PROPOSAL #e.30: Approve the decision to set the                 ISSUER            YES             FOR                  FOR

overall limits of issues carried out under the

resolutions N 26 to N 29 to 50 million shares of a

nominal value of EUR 3.00 in capital and EUR 2

billion in debt securities

PROPOSAL #e.31: Authorize  the Board of Directors to         ISSUER            YES             FOR                  FOR

issue shares reserved to members of the Group Saving

Plan under the terms provided by law, with a limit of

 6 million shares of a nominal value of EUR 3.00

PROPOSAL #o.32: Powers for the formalities                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE 77 BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J71348106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE AES CORPORATION

  TICKER:                  AES                 CUSIP:   00130H105

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: SAMUEL W. BODMAN, III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL HANRAHAN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TARUN KHANNA                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN A. KOSKINEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP LADER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SANDRA O. MOOSE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN B. MORSE, JR.                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP A. ODEEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES O. ROSSOTTI                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SVEN SANDSTROM                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE REAPPROVAL OF THE AES CORPORATION          ISSUER            YES             FOR                  FOR

2003 LTC PLAN

PROPOSAL #03: THE REAPPROVAL OF THE AES CORPORATION          ISSUER            YES             FOR                  FOR

PERFORMANCE INCENTIVE PLAN

PROPOSAL #04: THE RATIFICATION OF ERNST & YOUNG LLP          ISSUER            YES             FOR                  FOR

AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OF THE COMPANY FOR YEAR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ALLSTATE CORPORATION

  TICKER:                  ALL                 CUSIP:   020002101

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: F. DUANE ACKERMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT D. BEYER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: W. JAMES FARRELL         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JACK M. GREENBERG        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: RONALD T. LEMAY           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ANDREA REDMOND             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: H. JOHN RILEY, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JOSHUA I. SMITH           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JUDITH A. SPRIESER      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MARY ALICE TAYLOR        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: THOMAS J. WILSON         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS ALLSTATE'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTANT FOR 2010.

PROPOSAL #03: STOCKHOLDER PROPOSAL SEEKING THE RIGHT    SHAREHOLDER        YES         AGAINST               FOR

TO CALL SPECIAL SHAREOWNER MEETINGS.

PROPOSAL #04: STOCKHOLDER PROPOSAL SEEKING THE RIGHT    SHAREHOLDER        YES             FOR               AGAINST

FOR STOCKHOLDERS TO ACT BY WRITTEN CONSENT.

PROPOSAL #05: STOCKHOLDER PROPOSAL SEEKING AN                 SHAREHOLDER        YES         AGAINST               FOR

ADVISORY RESOLUTION TO RATIFY THE COMPENSATION OF THE

 NAMED EXECUTIVE OFFICERS.

PROPOSAL #06: STOCKHOLDER PROPOSAL SEEKING A REVIEW      SHAREHOLDER        YES         AGAINST               FOR

AND REPORT ON EXECUTIVE COMPENSATION.

PROPOSAL #07: STOCKHOLDER PROPOSAL SEEKING A REPORT      SHAREHOLDER        YES         ABSTAIN           AGAINST

ON POLITICAL CONTRIBUTIONS AND PAYMENTS TO TRADE

ASSOCIATIONS AND OTHER TAX EXEMPT ORGANIZATIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE AWA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J03612108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE BANK OF KYOTO,LTD.

  TICKER:                  N/A                 CUSIP:   J03990108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE BANK OF NAGOYA,LTD.

  TICKER:                  N/A                 CUSIP:   J47442108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE BANK OF YOKOHAMA,LTD.

  TICKER:                  N/A                 CUSIP:   J04242103

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE BLACK & DECKER CORPORATION

  TICKER:                  N/A                 CUSIP:   091797100

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE MERGER (INCLUDING THE          ISSUER            YES             FOR                  FOR

AMENDMENT AND RESTATEMENT OF THE CHARTER OF THE BLACK

 & DECKER CORPORATION (BLACK & DECKER) TO BE EFFECTED

 AS PART OF THE MERGER) ON SUBSTANTIALLY THE TERMS

AND CONDITIONS SET FORTH IN AGREEMENT & PLAN OF

MERGER, DATED AS OF NOVEMBER 2, 2009, ALL AS MORE

FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #02: APPROVAL OF AN ADJOURNMENT OF THE BLACK        ISSUER            YES             FOR                  FOR

 & DECKER SPECIAL MEETING, IF NECESSARY, INCLUDING TO

 SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT

SUFFICIENT VOTES FOR THE PROPOSAL TO APPROVE THE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE BOEING COMPANY

  TICKER:                  BA                   CUSIP:   097023105

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN H. BIGGS               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN E. BRYSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID L. CALHOUN         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ARTHUR D.                     ISSUER            YES             FOR                  FOR

COLLINS, JR.

PROPOSAL #1E: ELECTION OF DIRECTOR: LINDA Z. COOK               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM M. DALEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: KENNETH M.                   ISSUER            YES             FOR                  FOR

DUBERSTEIN

PROPOSAL #1H: ELECTION OF DIRECTOR: EDMUND P.                     ISSUER            YES             FOR                  FOR

GIAMBASTIANI, JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: JOHN F. MCDONNELL        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: W. JAMES                       ISSUER            YES             FOR                  FOR

MCNERNEY, JR.

PROPOSAL #1K: ELECTION OF DIRECTOR: SUSAN C. SCHWAB           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: MIKE S. ZAFIROVSKI      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR.

PROPOSAL #03: ETHICAL CRITERIA FOR MILITARY CONTRACTS.  SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #04: ADVISORY VOTE ON NAMED EXECUTIVE               SHAREHOLDER        YES         AGAINST               FOR

OFFICER COMPENSATION.

PROPOSAL #05: CHANGE OWNERSHIP THRESHOLD TO CALL           SHAREHOLDER        YES         AGAINST               FOR

SPECIAL MEETINGS.

PROPOSAL #06: INDEPENDENT CHAIRMAN.                                   SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #07: REPORT ON POLITICAL CONTRIBUTIONS.            SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CARPHONE WAREHOUSE GROUP PLC

  TICKER:                  N/A                 CUSIP:   G5344S105

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposed Scheme of                       ISSUER            YES             FOR                  FOR

Arrangement as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CARPHONE WAREHOUSE GROUP PLC

  TICKER:                  N/A                 CUSIP:   G5344S105

  MEETING DATE:      2/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purpose of giving              ISSUER            YES             FOR                  FOR

effect to the scheme of arrangement dated 29 JAN 2010

  the Scheme  between The Carphone Warehouse Group

PLC Carphone Warehouse  and the holders of the Scheme

 Shares  as specified in the Scheme , as specified,

in its original forth or subject to any modification,

 addition or condition approved or imposed by the

Court  as specified in the Scheme  and/or agreed by

Carphone Warehouse, New Carphone Warehouse PLC, a

Company incorporated in England and Wales, with

registered number 07105905  New Carphone Warehouse

and TalkTalk Telecom Group PLC, a Company

incorporated in England and Wales, with registered

number 07105891 TalkTalk :  a  Carphone Warehouse's

name be and it is changed to TalkTalk Telecom

PROPOSAL #S.2: Approve, subject to and conditional            ISSUER            YES             FOR                  FOR

upon the resolution numbered 1 as specified, the

proposed reduction of capital of New Carphone

Warehouse approved at a general meeting by a special

resolution of the shareholders of New Carphone

Warehouse to implement the New Carphone Warehouse

Demerger Reduction  as specified in the Scheme

PROPOSAL #S.3: Approve, subject to and conditional            ISSUER            YES             FOR                  FOR

upon the resolution numbered 1 as specified, the

proposed reduction of capital of TalkTalk approved at

 a general meeting by a special resolution of the

shareholders of TalkTalk to implement the TalkTalk

Capital Reduction  as specified in the Scheme

PROPOSAL #4: Authorize the Directors  or a duly                 ISSUER            YES             FOR                  FOR

authorized Committee of the Directors , subject to

and conditional upon the 'resolutions numbered 1 and

2 as specified, the Demerger  as specified in the

Scheme  of the TalkTalk Business  as specified in the

 Scheme  and to carry the same into effect  with such

 non-material amendments as they shall deem necessary

 or appropriate  and in connection therewith:  a

authorize the Directors of Carphone Warehouse and

instructed to do or procure to be done all such acts

and things on behalf of Carphone Warehouse CONTD.

PROPOSAL #5: Approve the grant of options under the          ISSUER            YES             FOR                  FOR

Unapproved Schedule to The Carphone Warehouse Company

 Share Option Plan to employees of Best Buy Europe

Distributions Limited and its subsidiaries in DEC 2008

PROPOSAL #6: Authorize the Directors of Carphone                ISSUER            YES             FOR                  FOR

Warehouse  or a duly authorized Committee of the

Directors , subject to and conditional upon the

resolutions numbered 1, 2, 3 and 4 as specified, to

make such amendments to the Unapproved Schedule to

The Carphone Warehouse Company Share Option Plan, The

 Carphone Warehouse Group PLC Performance Share Plan,

 The Carphone Warehouse Executive Incentive Scheme,

The TalkTalk Value Enhancement Scheme and The

Carphone Warehouse Group Value Enhancement Scheme as

are necessary or desirable to give effect to the

proposed treatment of the participants in those

Plans, as specified in Paragraph 11 of Part I of the

document of which this Notice forms part

PROPOSAL #7: Approve, subject to and conditional upon        ISSUER            YES             FOR                  FOR

 the resolutions numbered 1, 2, 3, and 4 as

specified, the adoption by TalkTalk and New Carphone

Warehouse of the Unapproved Schedule to The Carphone

Warehouse Company Share Option Plan, The Carphone

Warehouse Group PLC Performance Share Plan and The

Carphone Warehouse Executive Incentive Scheme  the

Transitioning Schemes , the principal terms of which

are summarized at Paragraph 9 of Part Xl of the

document of which this Notice forms part, and;  a

authorize the Directors of TalkTalk and New Carphone

Warehouse, to do all things necessary or expedient to

 carry the Transitioning Schemes into effect; CONTD.

PROPOSAL #8: Approve, subject to and conditional upon        ISSUER            YES         AGAINST           AGAINST

 the resolutions numbered 1, 2, 3 and 4 as specified,

 the adoption by TalkTalk of The TalkTalk Group Value

 Enhancement Scheme  the TTG VES , the principal

terms of which are summarized at Paragraph 9 of Part

XI of the document of which this notice forms part,

and:  a  authorize the Directors of TalkTalk, to do

all things necessary or expedient to carry the TTG

VES into effect;  b  authorize the Directors of

TalkTalk, subject to the rules of the TTG VHS, to

make such alteration or addition to the TTG VES as

may be necessary in order to benefit the

administration of the TTG VES at any time;  c

authorize the Directors of TalkTalk, to establish

further employee share schemes based on the TTG VES

but modified to take account of local tax, exchange

control or securities laws in any overseas

PROPOSAL #9: Approve, subject to and conditional upon        ISSUER            YES         AGAINST           AGAINST

 the resolutions numbered 1, 2, 3, and 4 as

specified, the adoption by TalkTalk of The Carphone

Warehouse Group Value Enhancement Scheme  the CPWG

VES  in respect of Participation Shares as specified

in Paragraph 9.3 a  i  of Part XI of the document of

which this notice forms part  in the TalkTalk Group

as specified in the document of which this notice

forms part  businesses, the principal terms of which

are summarized at Paragraph 9 of Part XI of the

document of which this Notice forms part, and:  a

authorize the Directors of TalkTalk, to do all things

 necessary or expedient to carry the CPWG VES into

effect; CONTD.

PROPOSAL #10: Approve, subject to and conditional              ISSUER            YES         AGAINST           AGAINST

upon the resolutions numbered 1, 2, 3, and 4 as

specified, the adoption by New Carphone Warehouse of

the CPWG VES in respect of Participation Shares  as

specified in Paragraph 9.3 a  i  of Part XI of the

document of which this Notice forms part  in the Best

 Buy Europe Group  as specified in the document of

which this Notice forms part businesses, the

principal terms of which are summarized at Paragraph

9 of Part XI of the document of which this Notice

forms part, and:  a  authorize the Directors of New

Carphone Warehouse, to do all things necessary or

expedient to carry the CPWG VBS into effect; CONTD.

PROPOSAL #11: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the resolutions numbered 1, 2, 3 and 4 as

specified, the establishment by TalkTalk of The

TalkTalk Telecom Group PLC 2010 Discretionary Share

Option Plan  the TalkTalk DSOP , the principal terms

of which are summarized at Paragraph 9 of Part XI of

the document of which this Notice forms part, and:  a

  authorize the Directors of TalkTalk, to make such

amendments to the TalkTalk DSOP as may be necessary

to obtain HM Revenue & Customs approval to the same

and to do all things necessary or expedient to carry

the TalkTalk DSOP into effect; CONTD.

PROPOSAL #12: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the resolutions numbered 1, 2, 3 and 4 as

specified, the establishment by New Carphone

Warehouse of the Carphone Warehouse Group plc 2010

Share Scheme  the New Carphone Warehouse Share Scheme

 , the principal terms of which are summarized at

Paragraph 9 of Part XI of the document of which this

Notice forms part, and  a  authorize the Directors of

 New Carphone Warehouse, to make such amendments to

the New Carphone Warehouse Share Scheme as may be

necessary to obtain HM Revenue & Customs approval to

the same and to do all things necessary or expedient

to carry the New Carphone Warehouse Share Scheme into

PROPOSAL #13: Approve, subject to and conditional              ISSUER            YES             FOR                  FOR

upon the resolutions numbered 1, 2, 3 and 4 as

specified, the establishment by TalkTalk of The

TalkTalk Telecom Group PLC Savings Related Share

Option Scheme  the TalkTalk SAYE Scheme , the

principal terms of which are summarized at Paragraph

9 of Part XI of the document of which this Notice

forms part, and:  a  authorize the Directors of

TalkTalk, to make such amendments to the TalkTalk

SAYE Scheme as may be necessary to obtain HM Revenue

& Customs approval to the same and to do all things

necessary or expedient to carry the TalkTalk SAYB

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CARPHONE WAREHOUSE GROUP PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G5344S105

  MEETING DATE:      7/23/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Directors' report and                 ISSUER            YES         AGAINST           AGAINST

accounts for the period ended 31 MAR 2009

PROPOSAL #2.: Approve the remuneration report                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Declare a final dividend                                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. David Mansfield as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #5.: Re-elect Mr. Baroness Morgan as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #6.: Re-appoint Deloitte LLP as the Auditors        ISSUER            YES         AGAINST           AGAINST

 and authorize the Audit Committee to agree the

Auditors' remuneration

PROPOSAL #7.: Approve the CPWG VES                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #8.: Approve the loans made pursuant to the         ISSUER            YES         AGAINST           AGAINST

CPWG VES

PROPOSAL #9.: Authorize the Directors to deal with            ISSUER            YES         AGAINST           AGAINST

all matters in respect of the CPWG VES

PROPOSAL #10.: Approve the TTG VES                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11.: Approve the loans made pursuant to the        ISSUER            YES         AGAINST           AGAINST

 TTG VES

PROPOSAL #12.: Authorize the Directors to deal with          ISSUER            YES         AGAINST           AGAINST

all matters in respect of the TTG VES

PROPOSAL #S.13: Approve to call general meetings                ISSUER            YES             FOR                  FOR

other than AGM's on not less than 14 days' notice

PROPOSAL #S.14: Approve to allot shares                                ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Approve to disapply pre-emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.16: Grant authority to repurchase shares         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CHARLES SCHWAB CORPORATION

  TICKER:                  SCHW               CUSIP:   808513105

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ARUN SARIN                    ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: PAULA A. SNEED             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS             ISSUER            YES             FOR                  FOR

PROPOSAL #03: APPROVAL OF AMENDED CORPORATE EXECUTIVE        ISSUER            YES             FOR                  FOR

 BONUS PLAN

PROPOSAL #04: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

POLITICAL CONTRIBUTIONS

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING DEATH        SHAREHOLDER        YES         AGAINST               FOR

BENEFITS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CHIBA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J05670104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Retirement Allowance for                   ISSUER            YES         AGAINST           AGAINST

Retiring Directors, and Payment of Accrued Benefits

associated with Abolition of Retirement Benefit

System for Current Corporate Officers

PROPOSAL #4.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

PROPOSAL #5.: Amend the Compensation to be received          ISSUER            YES             FOR                  FOR

by Directors and Corporate Auditors

PROPOSAL #6.: Approve Details of Compensation as                ISSUER            YES             FOR                  FOR

Stock Options for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CHUBB CORPORATION

  TICKER:                  CB                   CUSIP:   171232101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ZOE BAIRD                      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: SHEILA P. BURKE           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES I. CASH, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN D. FINNEGAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MARTIN G. MCGUINN        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LAWRENCE M. SMALL        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JESS SODERBERG             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DANIEL E. SOMERS         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: KAREN HASTIE                ISSUER            YES             FOR                  FOR

WILLIAMS

PROPOSAL #1J: ELECTION OF DIRECTOR: JAMES M. ZIMMERMAN      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ALFRED W. ZOLLAR         ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS INDEPENDENT AUDITOR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CHUGOKU BANK,LIMITED

  TICKER:                  N/A                 CUSIP:   J07014103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CHUGOKU ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J07098106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Shareholder's Proposal: Approve                       ISSUER            YES         AGAINST               FOR

Appropriation of Profits

PROPOSAL #4: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to abolish use of nuclear power

PROPOSAL #5: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to abandon cooperative work in nuclear fuel cycles

PROPOSAL #6: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to establish a research committee for integrated

PROPOSAL #7: Shareholder's Proposal: Appoint a                   ISSUER            YES         AGAINST               FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE CLOROX COMPANY

  TICKER:                  CLX                 CUSIP:   189054109

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DANIEL BOGGAN, JR        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD H. CARMONA      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: TULLY M. FRIEDMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: GEORGE J. HARAD           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DONALD R. KNAUSS         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT W.                     ISSUER            YES             FOR                  FOR

MATSCHULLAT

PROPOSAL #1G: ELECTION OF DIRECTOR: GARY G. MICHAEL           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: EDWARD A. MUELLER        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JAN L. MURLEY               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: PAMELA THOMAS-             ISSUER            YES             FOR                  FOR

GRAHAM

PROPOSAL #1K: ELECTION OF DIRECTOR: CAROLYN M. TICKNOR      ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF INDEPENDENT REGISTERED          ISSUER            YES             FOR                  FOR

PUBLIC ACCOUNTING FIRM.

PROPOSAL #3: STOCKHOLDER PROPOSAL ON INDEPENDENT           SHAREHOLDER        YES         AGAINST               FOR

CHAIRMAN

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE COCA-COLA COMPANY

  TICKER:                  KO                   CUSIP:   191216100

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: HERBERT A. ALLEN         ISSUER            YES             FOR                  FOR

PROPOSAL #02: ELECTION OF DIRECTOR: RONALD W. ALLEN           ISSUER            YES             FOR                  FOR

PROPOSAL #03: ELECTION OF DIRECTOR: CATHLEEN P. BLACK        ISSUER            YES             FOR                  FOR

PROPOSAL #04: ELECTION OF DIRECTOR: BARRY DILLER                ISSUER            YES             FOR                  FOR

PROPOSAL #05: ELECTION OF DIRECTOR: ALEXIS M. HERMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #06: ELECTION OF DIRECTOR: MUHTAR KENT                  ISSUER            YES             FOR                  FOR

PROPOSAL #07: ELECTION OF DIRECTOR: DONALD R. KEOUGH         ISSUER            YES             FOR                  FOR

PROPOSAL #08: ELECTION OF DIRECTOR: MARIA ELENA                 ISSUER            YES             FOR                  FOR

LAGOMASINO

PROPOSAL #09: ELECTION OF DIRECTOR: DONALD F. MCHENRY        ISSUER            YES             FOR                  FOR

PROPOSAL #10: ELECTION OF DIRECTOR: SAM NUNN                       ISSUER            YES             FOR                  FOR

PROPOSAL #11: ELECTION OF DIRECTOR: JAMES D. ROBINSON        ISSUER            YES             FOR                  FOR

 III

PROPOSAL #12: ELECTION OF DIRECTOR: PETER V. UEBERROTH      ISSUER            YES             FOR                  FOR

PROPOSAL #13: ELECTION OF DIRECTOR: JACOB WALLENBERG         ISSUER            YES             FOR                  FOR

PROPOSAL #14: ELECTION OF DIRECTOR: JAMES B. WILLIAMS        ISSUER            YES             FOR                  FOR

PROPOSAL #15: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

PROPOSAL #16: SHAREOWNER PROPOSAL REGARDING AN               SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL #17: SHAREOWNER PROPOSAL REGARDING AN               SHAREHOLDER        YES         AGAINST               FOR

INDEPENDENT BOARD CHAIR

PROPOSAL #18: SHAREOWNER PROPOSAL REGARDING                    SHAREHOLDER        YES         AGAINST               FOR

RESTRICTED STOCK

PROPOSAL #19: SHAREOWNER PROPOSAL REGARDING A REPORT    SHAREHOLDER        YES         ABSTAIN           AGAINST

ON BISPHENOL-A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE DAEGU BANK LTD

  TICKER:                  N/A                 CUSIP:   Y1859G115

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 53rd B/S, I/S, and proposed         ISSUER            YES             FOR                  FOR

disposition of retained earning, cash dividend: KRW

160 per share

PROPOSAL #2: Approve the partial amendment to the              ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #3: Election of Ik Hyun Jang as an Outside          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Ik Hyun Jang as an Outside          ISSUER            YES             FOR                  FOR

Director, who is an Audit Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE DAI-ICHI LIFE INSURANCE COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J09748104

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appropriation of Surplus for the Fiscal        ISSUER            YES             FOR                  FOR

 Year ended March 31, 2010

PROPOSAL #2.: Distribution of Surplus                                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE DAISHI BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J10794105

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Directors and Corporate Auditors, and

Payment of Accrued Benefits associated with Abolition

 of Retirement Benefit System for Current Directors

and Corporate Auditors

PROPOSAL #5: Allow Board to Authorize Use of                       ISSUER            YES             FOR                  FOR

Compensation-based Stock Option Plan for Directors,

excluding the Regular Compensation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE DIRECTV GROUP, INC.

  TICKER:                  DTV                 CUSIP:   25459L106

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ADOPT THE AGREEMENT AND PLAN OF                ISSUER            YES             FOR                  FOR

MERGER, DATED AS OF MAY 3, 2009, AS AMENDED, BY AND

AMONG LIBERTY MEDIA CORPORATION, LIBERTY

ENTERTAINMENT, INC., THE DIRECTV GROUP, INC.,

DIRECTV, DTVG ONE, INC., AND DTVG TWO, INC.

PROPOSAL #02: TO APPROVE THE VOTING AND RIGHT OF                ISSUER            YES             FOR                  FOR

FIRST REFUSAL AGREEMENT, DATED AS OF MAY 3, 2009, AS

AMENDED, BY AND AMONG THE DIRECTV GROUP, INC.,

LIBERTY ENTERTAINMENT, INC., DIRECTV, JOHN C. MALONE,

 LESLIE MALONE, THE TRACY L. NEAL TRUST A AND THE

EVAN D. MALONE TRUST A.

PROPOSAL #03: TO APPROVE AN ADJOURNMENT OF THE                   ISSUER            YES             FOR                  FOR

SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO

PERMIT FURTHER SOLICITATION OF PROXIES IF THERE ARE

NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO

APPROVE THE PROPOSALS DESCRIBED ABOVE IN ACCORDANCE

WITH THE MERGER AGREEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE DOW CHEMICAL COMPANY

  TICKER:                  DOW                 CUSIP:   260543103

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ARNOLD A. ALLEMANG      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JACQUELINE K.              ISSUER            YES             FOR                  FOR

BARTON

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES A. BELL               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JEFF M. FETTIG             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: BARBARA H.                   ISSUER            YES             FOR                  FOR

FRANKLIN

PROPOSAL #1F: ELECTION OF DIRECTOR: JOHN B. HESS                ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ANDREW N. LIVERIS        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: PAUL POLMAN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DENNIS H. REILLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JAMES M. RINGLER         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: RUTH G. SHAW                ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: PAUL G. STERN               ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF THE         ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: AMENDMENT OF THE RESTATED CERTIFICATE          ISSUER            YES             FOR                  FOR

OF INCORPORATION REGARDING SPECIAL STOCKHOLDER

PROPOSAL #04: STOCKHOLDER PROPOSAL ON ENVIRONMENTAL      SHAREHOLDER        YES         ABSTAIN           AGAINST

REMEDIATION IN THE MIDLAND AREA.

PROPOSAL #05: STOCKHOLDER PROPOSAL ON EXECUTIVE STOCK   SHAREHOLDER        YES         AGAINST               FOR

 RETENTION.

PROPOSAL #06: STOCKHOLDER PROPOSAL ON EXECUTIVE             SHAREHOLDER        YES         AGAINST               FOR

COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE DUN & BRADSTREET CORPORATION

  TICKER:                  DNB                 CUSIP:   26483E100

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN W. ALDEN               ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHRISTOPHER J.            ISSUER            YES             FOR                  FOR

COUGHLIN

PROPOSAL #1C: ELECTION OF DIRECTOR: SARA MATHEW                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY APPOINTMENT OF                                      ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: SHAREHOLDER PROPOSAL REQUESTING THAT        SHAREHOLDER        YES             FOR                  FOR

OUR BOARD TAKE THE STEPS NECESSARY TO CHANGE EACH

SHAREHOLDER VOTING REQUIREMENT IN OUR CHARTER AND

BYLAWS THAT CALLS FOR GREATER THAN SIMPLE MAJORITY

VOTE TO SIMPLE MAJORITY VOTE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ESTEE LAUDER COMPANIES INC.

  TICKER:                  EL                   CUSIP:   518439104

  MEETING DATE:      11/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROSE MARIE BRAVO                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAUL J. FRIBOURG                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MELLODY HOBSON                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: IRVINE O. HOCKADAY, JR.                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARRY S. STERNLICHT                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF KPMG LLP        ISSUER            YES             FOR                  FOR

 AS INDEPENDENT AUDITORS FOR THE 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE FIRST AMERICAN CORPORATION

  TICKER:                  FAF                 CUSIP:   318522307

  MEETING DATE:      12/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: GEORGE L. ARGYROS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE S. BENNETT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MATTHEW B. BOTEIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. DAVID CHATHAM                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GLENN C. CHRISTENSON                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM G. DAVIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES L. DOTI                                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: LEWIS W. DOUGLAS, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER V. GREETHAM                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PARKER S. KENNEDY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. O'BRIEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK E. O'BRYAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROSLYN B. PAYNE                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. PEACE                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. VAN SKILLING                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HERBERT B. TASKER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VIRGINIA M. UEBERROTH                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARY LEE WIDENER                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: REINCORPORATION OF THE FIRST AMERICAN          ISSUER            YES             FOR                  FOR

CORPORATION IN DELAWARE AT ANY TIME THROUGH DECEMBER

8, 2010

PROPOSAL #03: RATIFICATION OF SELECTION OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS FIRST AMERICAN'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE FIRST AMERICAN CORPORATION

  TICKER:                  FAF                 CUSIP:   318522307

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: HON. GEORGE L. ARGYROS                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: BRUCE S. BENNETT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MATTHEW B. BOTEIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. DAVID CHATHAM                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GLENN C. CHRISTENSON                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HON. WILLIAM G. DAVIS                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES L. DOTI                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LEWIS W. DOUGLAS, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER V. GREETHAM                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PARKER S. KENNEDY                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. O'BRIEN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FRANK E. O'BRYAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. PEACE                                       ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: D. VAN SKILLING                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HERBERT B. TASKER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VIRGINIA M. UEBERROTH                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARY LEE WIDENER                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE REINCORPORATION OF THE          ISSUER            YES             FOR                  FOR

COMPANY UNDER THE LAWS OF DELAWARE.

PROPOSAL #03: IF THE PROPOSAL TO APPROVE THE                       ISSUER            YES             FOR                  FOR

REINCORPORATION OF THE COMPANY IS NOT APPROVED BY

SHAREHOLDERS AT THE ANNUAL MEETING, TO APPROVE

AMENDMENTS TO OUR COMPANY'S RESTATED ARTICLES OF

INCORPORATION AND BYLAWS DECREASING THE RANGE IN THE

NUMBER OF DIRECTORS THAT MAY SERVE ON THE BOARD FROM

A RANGE OF 10 TO 18 TO A RANGE OF 7 TO 13.

PROPOSAL #04: IF THE PROPOSAL TO APPROVE THE                       ISSUER            YES             FOR                  FOR

REINCORPORATION OF THE COMPANY IS NOT APPROVED BY

SHAREHOLDERS AT THE ANNUAL MEETING, TO AMEND OUR

COMPANY'S RESTATED ARTICLES OF INCORPORATION TO

CHANGE THE NAME OF THE COMPANY TO CORELOGIC, INC.

PROPOSAL #05: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE GOLDMAN SACHS GROUP, INC.

  TICKER:                  GS                   CUSIP:   38141G104

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: LLOYD C. BLANKFEIN      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN H. BRYAN               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GARY D. COHN                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: CLAES DAHLBACK             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: STEPHEN FRIEDMAN         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: WILLIAM W. GEORGE        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JAMES A. JOHNSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: LOIS D. JULIBER           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: LAKSHMI N. MITTAL        ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JAMES J. SCHIRO           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: H. LEE SCOTT, JR.        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR 2010 FISCAL

 YEAR

PROPOSAL #03: AN ADVISORY VOTE TO APPROVE EXECUTIVE          ISSUER            YES             FOR                  FOR

COMPENSATION MATTERS

PROPOSAL #04: APPROVAL OF AMENDMENTS TO OUR RESTATED         ISSUER            YES             FOR                  FOR

CERTIFICATE OF INCORPORATION TO ELIMINATE

SUPERMAJORITY VOTING

PROPOSAL #05: APPROVAL OF AN AMENDMENT TO OUR                     ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION TO PERMIT

HOLDERS OF 25% OF OUR OUTSTANDING SHARES OF COMMON

STOCK TO CALL SPECIAL MEETINGS

PROPOSAL #06: SHAREHOLDER PROPOSAL A REPORT ON               SHAREHOLDER        YES         AGAINST               FOR

CUMULATIVE VOTING

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

COLLATERAL IN OVER-THE-COUNTER DERIVATIVES TRADING

PROPOSAL #08: SHAREHOLDER PROPOSAL REGARDING SEPARATE   SHAREHOLDER        YES         AGAINST               FOR

 CHAIR & CEO

PROPOSAL #09: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

POLITICAL CONTRIBUTIONS

PROPOSAL #10: SHAREHOLDER PROPOSAL REGARDING A REPORT   SHAREHOLDER        YES         ABSTAIN           AGAINST

 ON GLOBAL WARMING SCIENCE

PROPOSAL #11: SHAREHOLDER PROPOSAL REGARDING A REPORT   SHAREHOLDER        YES         AGAINST               FOR

 ON PAY DISPARITY

PROPOSAL #12: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE COMPENSATION AND LONG-TERM PERFORMANCE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE GUNMA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J17766106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

PROPOSAL #5.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Retiring

Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HACHIJUNI BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J17976101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HARTFORD FINANCIAL SVCS GROUP, INC.

  TICKER:                  HIG                 CUSIP:   416515104

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROBERT B.                     ISSUER            YES             FOR                  FOR

ALLARDICE, III

PROPOSAL #1B: ELECTION OF DIRECTOR: TREVOR FETTER               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PAUL G. KIRK, JR.        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: LIAM E. MCGEE               ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: GAIL J. MCGOVERN         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MICHAEL G. MORRIS        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS A. RENYI           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CHARLES B. STRAUSS      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: H. PATRICK SWYGERT      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR OF THE

COMPANY FOR THE 2010 FISCAL YEAR.

PROPOSAL #03: MANAGEMENT PROPOSAL TO APPROVE THE                ISSUER            YES             FOR                  FOR

COMPANY'S 2010 INCENTIVE STOCK PLAN.

PROPOSAL #04: MANAGEMENT PROPOSAL TO APPROVE THE                ISSUER            YES             FOR                  FOR

MATERIAL TERMS OF EXECUTIVE OFFICER PERFORMANCE GOALS

 FOR ANNUAL INCENTIVE AWARDS.

PROPOSAL #05: SHAREHOLDER PROPOSAL RECOMMENDING THAT    SHAREHOLDER        YES         AGAINST               FOR

THE BOARD OF DIRECTORS AMEND THE BY-LAWS OF THE

COMPANY TO PROVIDE FOR REIMBURSEMENT OF A SHAREHOLDER

 OR GROUP OF SHAREHOLDERS FOR EXPENSES INCURRED IN

CONNECTION WITH NOMINATING ONE OR MORE CANDIDATES WHO

 ARE ELECTED BY SHAREHOLDERS IN A CONTESTED ELECTION

OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HERSHEY COMPANY

  TICKER:                  HSY                 CUSIP:   427866108

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: P.M. ARWAY                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R.F. CAVANAUGH                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.A. DAVIS                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.E. NEVELS                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.J. RIDGE                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.L. SHEDLARZ                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.J. WEST                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.S. ZIMMERMAN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY APPOINTMENT OF KPMG LLP AS                 ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HIGO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J19404102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Corporate

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HIROSHIMA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J03864105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

PROPOSAL #5: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Directors, and Payment of Accrued Benefits

associated with Abolition of Retirement Benefit

System for Current Directors and Corporate Auditors

PROPOSAL #6: Amend the Performance-based Compensation        ISSUER            YES             FOR                  FOR

 to be received by Directors, and the Regular

Compensations by Corporate Auditors

PROPOSAL #7: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan, Excluded from the Regular Compensations

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HOKKOKU BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J21630108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HOME DEPOT, INC.

  TICKER:                  HD                   CUSIP:   437076102

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: F. DUANE ACKERMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: DAVID H.                       ISSUER            YES             FOR                  FOR

BATCHELDER

PROPOSAL #1C: ELECTION OF DIRECTOR: FRANCIS S. BLAKE         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ARI BOUSBIB                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: GREGORY D.                   ISSUER            YES             FOR                  FOR

BRENNEMAN

PROPOSAL #1F: ELECTION OF DIRECTOR: ALBERT P. CAREY           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ARMANDO CODINA             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: BONNIE G. HILL             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: KAREN L. KATEN             ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

KPMG LLP

PROPOSAL #03: PROPOSAL TO APPROVE THE MATERIAL TERMS         ISSUER            YES             FOR                  FOR

OF PERFORMANCE GOALS FOR QUALIFIED PERFORMANCE-BASED

AWARDS UNDER THE HOME DEPOT, INC. 2005 OMNIBUS STOCK

INCENTIVE PLAN

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

CUMULATIVE VOTING

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE OFFICER COMPENSATION

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING SPECIAL    SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER MEETINGS

PROPOSAL #07: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER ACTION BY WRITTEN CONSENT

PROPOSAL #08: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

INDEPENDENT CHAIRMAN OF THE BOARD

PROPOSAL #09: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

EMPLOYMENT DIVERSITY REPORT

PROPOSAL #10: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

REINCORPORATION IN NORTH DAKOTA

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HYAKUGO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J22890107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Corporate Auditors

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE HYAKUJUSHI BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J22932107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ISRAEL CORP

  TICKER:                  N/A                 CUSIP:   M8785N109

  MEETING DATE:      8/5/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment to the new                       ISSUER            YES         ABSTAIN           AGAINST

Directors Messrs: Zahavit Cohen, Yossi Rosen and Amir

 Allstein of annual remuneration and meeting

attendance fees at the maximum by law for External

PROPOSAL #2.: Approve the maximum permitted annual            ISSUER            YES         ABSTAIN           AGAINST

remuneration and meeting attendance fees for the new

External Director David Brodet

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ISRAEL CORP

  TICKER:                  N/A                 CUSIP:   M8785N109

  MEETING DATE:      8/5/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Re-appoint Idan Ofer as a Director of         ISSUER            YES         ABSTAIN           AGAINST

the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.2: Re-appoint Avi Levy as a Director of          ISSUER            YES         ABSTAIN           AGAINST

the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.3: Re-appoint Ehud Angel as a Director of        ISSUER            YES         ABSTAIN           AGAINST

 the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.4: Re-appoint Amnon Lion as a Director of        ISSUER            YES         ABSTAIN           AGAINST

 the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.5: Re-appoint Moshe Vidman as a Director         ISSUER            YES         ABSTAIN           AGAINST

of the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.6: Re-appoint Yaakov Amidror as a                     ISSUER            YES         ABSTAIN           AGAINST

Director of the Company and approve the payment of

uniform remuneration to the Director holding office

and who may hold office [with the exception of the

Chairman] in accordance with The Companies [Rules for

 Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.7: Re-appoint Ron Moscowitz as a Director        ISSUER            YES         ABSTAIN           AGAINST

 of the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.8: Re-appoint Zev Nahari as a Director of        ISSUER            YES         ABSTAIN           AGAINST

 the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.9: Appoint Amir Allstein as a Director of        ISSUER            YES         ABSTAIN           AGAINST

 the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.10: Appoint Zehavit Cohen as a Director          ISSUER            YES         ABSTAIN           AGAINST

of the Company and approve the payment of uniform

remuneration to the Director holding office and who

may hold office [with the exception of the Chairman]

in accordance with The Companies [Rules for

Remuneration and Expenses of External Directors]

Regulations 2000; the remuneration to be paid to the

Director holding office or who may hold office will

be at the maximum rate permitted by such Regulations

in accordance with the grading of the Company

PROPOSAL #1.11: Appoint Yossi Rosen [co-opted by the         ISSUER            YES         ABSTAIN           AGAINST

Board] as a Director of the Company and approve the

payment of uniform remuneration to the Director

holding office and who may hold office [with the

exception of the Chairman] in accordance with The

Companies [Rules for Remuneration and Expenses of

External Directors] Regulations 2000; the

remuneration to be paid to the Director holding

office or who may hold office will be at the maximum

rate permitted by such Regulations in accordance with

 the grading of the Company

PROPOSAL #2.: Re-appoint Somech Haikin [KPMG] as                ISSUER            YES         ABSTAIN           AGAINST

Accountant-Auditors of the Company for the year 2009,

 authorize the Board to determine their fees in

accordance with the Articles of the Company

PROPOSAL #3.: Appoint Mr. David Brodet as an External        ISSUER            YES         ABSTAIN           AGAINST

 Director for a statutory 3 year period

PROPOSAL #4.: Discussion of the Financial Statements         ISSUER             NO              N/A                  N/A

and Directors Report for the year 2007

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ISRAEL CORP

  TICKER:                  N/A                 CUSIP:   M8785N109

  MEETING DATE:      8/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the payment to the new                       ISSUER            YES             FOR                  FOR

Directors Messrs. Zahavit Cohen, Yossi Rosen and Amir

 Allstein of annual remuneration and meeting

attendance fees at the maximum by law for External

PROPOSAL #2.: Approve the payment of annual                        ISSUER            YES             FOR                  FOR

remuneration and meeting attendance fees at the

maximum by law for the new External Director David

Brodet

PROPOSAL #3.: Approve to enable the 98.92% subsidiary        ISSUER            YES             FOR                  FOR

 of the Company, Zim Integrated Navigation Services

Ltd., to arrive at a recuperation plan that is agreed

 upon by creditors and other third parties, the

Company will place at the disposal of Zim a

shareholders' loan totaling USD 100 million bearing

interest at the rate of LIBOR + 1%; in the event of

proceedings against Zim which constitute a threat as

to the continued operation of Zim, the Company will

cease to place money at the disposal of Zim unless

otherwise decided by the Board and the Audit Committee

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ISRAEL CORP

  TICKER:                  N/A                 CUSIP:   M8785N109

  MEETING DATE:      11/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the investment during 2009-10          ISSUER            YES             FOR                  FOR

by the Company in its 98.92% subsidiary, Zim

Integrated navigation Services Ltd., of an amount of

ILS 250 million and conversion of the investment into

 Zim shares

PROPOSAL #2.: Approve the arrangement with connected         ISSUER            YES             FOR                  FOR

entities for the reduction of charter fees payable by

 Zim and the issue to such entities of bills

convertible into Zim shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ISRAEL CORP

  TICKER:                  N/A                 CUSIP:   M8785N109

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the purchase by the Company              ISSUER            YES         ABSTAIN           AGAINST

from Ofer Brothers (Energy Holdings) Ltd., a Company

owned by the controlling shareholders of Israel

Corporation, of the holdings of Ofer Energy in O.P.C.

 Rotem Ltd., (80%), a Company owning the right to

erect a 400 megawatt power station by virtue of

winning a government tender; the Company will pay

Ofer Energy the par value of the shares and will

place loans at the disposal of OPC for the purpose of

 repayment of shareholders loans given to OPC by Ofer

 Energy, the loans will be linked to the consumers

prices index and will bear 4% interest; and the loans

 presently amount to NIS 15.5 million and are

expected to reach NIS 16.5 million by completion

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ISRAEL CORP

  TICKER:                  N/A                 CUSIP:   M8785N109

  MEETING DATE:      4/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the payment of an additional              ISSUER            YES             FOR                  FOR

annual amount of USD 300,000 to Mr. Amir Allstein,

Deputy Chairman, in respect of additional functions

on behalf of the Company, including officiating on

behalf of the Company on the Boards of subsidiaries

and affiliated Companies

PROPOSAL #2: Appointment of Mr. Yoav Doppelt as a              ISSUER            YES             FOR                  FOR

Director; Mr. Doppelt will be entitled to all the

usual terms of office as the other Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE IYO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J25596107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE JAPAN STEEL WORKS,LTD.

  TICKER:                  N/A                 CUSIP:   J27743103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE JOYO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J28541100

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE JUROKU BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J28709103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Corporate

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE KAGOSHIMA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J29094109

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

PROPOSAL #4.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE KANSAI ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J30169106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Base All Operations on Global CSR Standards

PROPOSAL #6: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Disclose Minutes of Shareholders' Meeting over the

 Internet, Including Criticism

PROPOSAL #7: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Reduce Maximum Board Size to 12

PROPOSAL #8: Shareholder's Proposal: Amend Articles          ISSUER            YES         AGAINST               FOR

to Reduce Maximum Auditors Board Size to 6, and

Include 3 Members of an Environmental Protection NGO

PROPOSAL #9: Shareholder's Proposal : Amend Articles         ISSUER            YES         AGAINST               FOR

to Play an Active Role in Promoting Global

Environmental Conservation

PROPOSAL #10: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Declare a Shift from Nuclear Power Generation to

Renewable Energy-based Power Generation for Global

Environmental Conservation and Persuit of

Sustainablity of Energy Source

PROPOSAL #11: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Shift Towards Policies to Reduce Energy

PROPOSAL #12: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Prioritize Workers' Rights and Those of Consumers

and Local Residents

PROPOSAL #13: Shareholder's Proposal : Amend Articles        ISSUER            YES         AGAINST               FOR

 to Prioritize Investment in 'Lifeline' Facilities to

 Create Employment

PROPOSAL #14: Shareholder's Proposal: Approve                     ISSUER            YES         AGAINST               FOR

Appropriation of Profits; Dividends to Rise JPY10

from the Company's Proposal

PROPOSAL #15: Shareholder's Proposal: Remove a                   ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #16: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to: Promote a Shift from Nuclear Power to Natural

Energy

PROPOSAL #17: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Disclose Each Director's and Corporate Auditor's

Compensation and Bonus

PROPOSAL #18: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Abolish Use of Reprocessed Spent Nuclear Fuel

PROPOSAL #19: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to  Prohibit the Use of Plutonium

PROPOSAL #20: Shareholder's Proposal: Amend Articles         ISSUER            YES         AGAINST               FOR

to Shut Down Nuclear Facilities Where an Active Fault

 Exists Within 10km

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE KEIYO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J05754106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Allow Use of                       ISSUER            YES             FOR                  FOR

Electronic Systems for Public Notifications

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Directors and Corporate Auditors, and

Special Payment for Deceased Corporate Auditor

PROPOSAL #6: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE KOREA EXPRESS CO LTD

  TICKER:                  N/A                 CUSIP:   Y4871M102

  MEETING DATE:      3/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the financial statements                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Amend the Articles of Incorporation               ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.1: Election of Won-Tae Lee as an Inside          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.2: Election of Gi Ok as an Inside Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Election of Jaehwan Seo as an Inside          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Election of an Audit Committee Member           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Approve the remuneration limit for the         ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE KOREA EXPRESS CO LTD

  TICKER:                  N/A                 CUSIP:   Y4871M102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Audit Committee Member           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE KOREA EXPRESS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y4871M102

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the physical division                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE KROGER CO.

  TICKER:                  KR                   CUSIP:   501044101

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: REUBEN V. ANDERSON      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT D. BEYER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID B. DILLON           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: SUSAN J. KROPF             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN T. LAMACCHIA        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DAVID B. LEWIS             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: W. RODNEY MCMULLEN      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JORGE P. MONTOYA         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CLYDE R. MOORE             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: SUSAN M. PHILLIPS        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: STEVEN R. ROGEL           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JAMES A. RUNDE             ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: RONALD L. SARGENT        ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: BOBBY S. SHACKOULS      ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AMENDMENT TO AMENDED                   ISSUER            YES             FOR                  FOR

ARTICLES OF INCORPORATION TO REQUIRE MAJORITY VOTE

FOR ELECTION OF DIRECTORS.

PROPOSAL #03: APPROVAL OF PRICEWATERHOUSECOOPERS LLP,        ISSUER            YES             FOR                  FOR

 AS AUDITORS.

PROPOSAL #04: APPROVE SHAREHOLDER PROPOSAL, IF               SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPERLY PRESENTED, TO RECOMMEND A REPORT ON CLIMATE

CHANGE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE LINK REAL ESTATE INVESTMENT TRUST

  TICKER:                  N/A                 CUSIP:   Y5281M111

  MEETING DATE:      7/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Acknowledge the audited financial                 ISSUER             NO              N/A                  N/A

statements of The Link Real Estate Investment Trust

[The Link REIT] together with the Auditors' report

for the FYE 31 MAR 2009

PROPOSAL #2.: Acknowledge the appointment of the                ISSUER             NO              N/A                  N/A

Auditors of The Link REIT and the fixing of their

remuneration

PROPOSAL #3.: Re-appoint Mr. George Kwok Lung                     ISSUER            YES             FOR                  FOR

Hongchoy as a Director of The Link Management

Limited, as a Manager of The Link REIT [the

''Manager''], who retires pursuant to Article 121 of

the Articles of Association of the Manager

PROPOSAL #4.A: Re-elect Mr. Michael Ian Arnold as a          ISSUER            YES             FOR                  FOR

Director of the Managers, who will retire by rotation

 pursuant to Article 125 of the Articles of

Association of the Manager

PROPOSAL #4.B: Re-elect Mr. Anthony Chow Wing Kin as         ISSUER            YES             FOR                  FOR

a Director of the Managers, who will retire by

rotation pursuant to Article 125 of the Articles of

Association of the Manager

PROPOSAL #4.C: Re-elect Dr. Allan Zeman of the                   ISSUER            YES             FOR                  FOR

Manager, as a Director of the Managers, who will

retire by rotation pursuant to Article 125 of the

Articles of Association of the Manager

PROPOSAL #5.: Approve the exercise by the Managers,          ISSUER            YES             FOR                  FOR

during the relevant period of all the power of The

Link REIT, to make on-market repurchase of the units

of The Link REIT on the Stock Exchange of Hong Kong

Limited, subject to and in accordance with the trust

deed constituting The link REIT [the ''Trust Deed''],

 the laws of Hong Kong, the Code on Real Estate

Investment Trusts [ the ''REIT Code''] and the

guidelines issued by the Securities and Futures

Commission of Hong Kong from time to time and the

terms, not exceeding 10% of the total number of units

 of The Link REIT in issue at the date of passing

this resolution, as specified; [Authority expires the

 earlier at the conclusion of the next AGM of The

Link REIT or the expiration of the period within

which the next AGM of the Company is to be held by

Trust Deed, the REIT Code or any applicable law of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE MACERICH COMPANY

  TICKER:                  MAC                 CUSIP:   554382101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ARTHUR M. COPPOLA        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: EDWARD C. COPPOLA        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JAMES S. COWNIE           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: FRED S. HUBBELL           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MASON G. ROSS               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DR. WILLIAM P.            ISSUER            YES             FOR                  FOR

SEXTON

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS OUR INDEPENDENT ACCOUNTANTS

FOR THE YEAR ENDING DECEMBER 31, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE MCGRAW-HILL COMPANIES, INC.

  TICKER:                  MHP                 CUSIP:   580645109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PEDRO ASPE                    ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROBERT P. MCGRAW         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: HILDA OCHOA-                ISSUER            YES             FOR                  FOR

BRILLEMBOURG

PROPOSAL #1D: ELECTION OF DIRECTOR: EDWARD B. RUST,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #2A: VOTE TO AMEND THE RESTATED CERTIFICATE         ISSUER            YES             FOR                  FOR

OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

PROPOSAL #2B: VOTE TO AMEND THE RESTATED CERTIFICATE         ISSUER            YES             FOR                  FOR

OF INCORPORATION TO ELIMINATE RELATED SUPERMAJORITY

VOTING PROVISIONS

PROPOSAL #3A: VOTE TO AMEND THE RESTATED CERTIFICATE         ISSUER            YES             FOR                  FOR

OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING

FOR MERGER OR CONSOLIDATION

PROPOSAL #3B: VOTE TO AMEND THE RESTATED CERTIFICATE         ISSUER            YES             FOR                  FOR

OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING

FOR SALE, LEASE, EXCHANGE OR OTHER DISPOSITION OF ALL

 OR SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS OUTSIDE

 THE ORDINARY COURSE OF BUSINESS

PROPOSAL #3C: VOTE TO AMEND THE RESTATED CERTIFICATE         ISSUER            YES             FOR                  FOR

OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING

FOR PLAN FOR THE EXCHANGE OF SHARES

PROPOSAL #3D: VOTE TO AMEND THE RESTATED CERTIFICATE         ISSUER            YES             FOR                  FOR

OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING

FOR AUTHORIZATION OF DISSOLUTION

PROPOSAL #04: VOTE TO AMEND THE RESTATED CERTIFICATE         ISSUER            YES             FOR                  FOR

OF INCORPORATION TO ELIMINATE THE FAIR PRICE PROVISION

PROPOSAL #05: VOTE TO APPROVE THE AMENDED AND                     ISSUER            YES             FOR                  FOR

RESTATED 2002 STOCK INCENTIVE PLAN

PROPOSAL #06: VOTE TO RATIFY ERNST & YOUNG LLP AS OUR        ISSUER            YES             FOR                  FOR

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #07: SHAREHOLDER PROPOSAL REQUESTING SPECIAL   SHAREHOLDER        YES         AGAINST               FOR

 SHAREHOLDER MEETINGS

PROPOSAL #08: SHAREHOLDER PROPOSAL REQUESTING                 SHAREHOLDER        YES         AGAINST               FOR

SHAREHOLDER ACTION BY WRITTEN CONSENT

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE MOSAIC COMPANY

  TICKER:                  MOS                 CUSIP:   61945A107

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PHYLLIS E. COCHRAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT L. LUMPKINS                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: HAROLD H. MACKAY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM T. MONAHAN                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE AMENDED PERFORMANCE              ISSUER            YES             FOR                  FOR

GOALS UNDER THE MOSAIC COMPANY 2004 OMNIBUS STOCK AND

 INCENTIVE PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF KPMG        ISSUER            YES             FOR                  FOR

 LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 FOR THE FISCAL YEAR ENDING MAY 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE MUSASHINO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J46883104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Corporate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE NANTO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J48517106

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Directors, and Payment of Accrued Benefits

associated with Abolition of Retirement Benefit

System for Current Directors and Corporate Auditors

PROPOSAL #5: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE NISHI-NIPPON CITY BANK, LTD.

  TICKER:                  N/A                 CUSIP:   J56773104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Purchase of Own Shares                       ISSUER            YES             FOR                  FOR

(Preferred Stock)

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE OGAKI KYORITSU BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J59697102

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Directors and Corporate Auditors, and

Payment of Accrued Benefits associated with Abolition

 of Retirement Benefit System for Current Directors

and Corporate Auditors

PROPOSAL #6: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

PROPOSAL #7: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Directors and Corporate Auditors

PROPOSAL #8: Authorize Use of Stock Options for                 ISSUER            YES             FOR                  FOR

Directors, Excluded from the Regular Compensation

Packages

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE PEPSI BOTTLING GROUP, INC.

  TICKER:                  PBG                 CUSIP:   713409100

  MEETING DATE:      2/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE PROPOSAL TO ADOPT THE          ISSUER            YES             FOR                  FOR

AGREEMENT AND PLAN OF MERGER, AS IT MAY BE AMENDED

FROM TIME TO TIME, DATED AS OF AUGUST 3, 2009 AMONG

THE PEPSI BOTTLING GROUP, PEPSICO, INC. AND PEPSI-

COLA METROPOLITAN BOTTLING COMPANY, INC., A WHOLLY

OWNED SUBSIDIARY OF PEPSICO.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE PNC FINANCIAL SERVICES GROUP, INC.

  TICKER:                  PNC                 CUSIP:   693475105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD O. BERNDT        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHARLES E. BUNCH         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PAUL W. CHELLGREN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ROBERT N. CLAY             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: KAY COLES JAMES           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: RICHARD B. KELSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: BRUCE C. LINDSAY         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ANTHONY A. MASSARO      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JANE G. PEPPER             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JAMES E. ROHR               ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DONALD J. SHEPARD        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: LORENE K. STEFFES        ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: DENNIS F. STRIGL         ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: STEPHEN G. THIEKE        ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: THOMAS J. USHER           ISSUER            YES             FOR                  FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: GEORGE H. WALLS,         ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1Q: ELECTION OF DIRECTOR: HELGE H. WEHMEIER        ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE AUDIT COMMITTEE'S            ISSUER            YES             FOR                  FOR

SELECTION OF PRICEWATERHOUSECOOPERS LLP AS PNC'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #3: APPROVAL OF AN ADVISORY VOTE ON                       ISSUER            YES             FOR                  FOR

EXECUTIVE COMPENSATION.

PROPOSAL #4: A SHAREHOLDER PROPOSAL REGARDING                 SHAREHOLDER        YES         AGAINST               FOR

APPROVAL OF SEVERANCE AGREEMENTS, IF PROPERLY

PRESENTED BEFORE THE MEETING.

PROPOSAL #5: A SHAREHOLDER PROPOSAL REGARDING A             SHAREHOLDER        YES         AGAINST               FOR

REPORT OF EXECUTIVE COMPENSATION THAT IS NOT TAX

DEDUCTIBLE, IF PROPERLY PRESENTED BEFORE THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE PROCTER & GAMBLE COMPANY

  TICKER:                  PG                   CUSIP:   742718109

  MEETING DATE:      10/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: KENNETH I.                   ISSUER            YES             FOR                  FOR

CHENAULT

PROPOSAL #1B: ELECTION OF DIRECTOR: SCOTT D. COOK               ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RAJAT K. GUPTA             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: A.G. LAFLEY                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: CHARLES R. LEE             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LYNN M. MARTIN             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ROBERT A. MCDONALD      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: W. JAMES                       ISSUER            YES             FOR                  FOR

MCNERNEY, JR.

PROPOSAL #1I: ELECTION OF DIRECTOR: JOHNATHAN A.                ISSUER            YES             FOR                  FOR

RODGERS

PROPOSAL #1J: ELECTION OF DIRECTOR: RALPH SNYDERMAN,         ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1K: ELECTION OF DIRECTOR: MARY AGNES                   ISSUER            YES             FOR                  FOR

WILDEROTTER

PROPOSAL #1L: ELECTION OF DIRECTOR: PATRICIA A. WOERTZ      ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: ERNESTO ZEDILLO           ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY APPOINTMENT OF THE INDEPENDENT          ISSUER            YES             FOR                  FOR

REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL #03: AMEND THE COMPANY'S CODE OF REGULATIONS        ISSUER            YES             FOR                  FOR

PROPOSAL #04: APPROVE THE PROCTER & GAMBLE 2009 STOCK        ISSUER            YES             FOR                  FOR

 AND INCENTIVE COMPENSATION PLAN

PROPOSAL #05: SHAREHOLDER PROPOSAL #1 - CUMULATIVE        SHAREHOLDER        YES         AGAINST               FOR

VOTING

PROPOSAL #06: SHAREHOLDER PROPOSAL #2 - ADVISORY VOTE   SHAREHOLDER        YES         AGAINST               FOR

 ON EXECUTIVE COMPENSATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE PROGRESSIVE CORPORATION

  TICKER:                  PGR                 CUSIP:   743315103

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR FOR ONE YEAR TERM:        ISSUER            YES             FOR                  FOR

 STUART B. BURGDOERFER

PROPOSAL #1B: ELECTION OF DIRECTOR FOR THREE YEAR              ISSUER            YES             FOR                  FOR

TERM: LAWTON W. FITT

PROPOSAL #1C: ELECTION OF DIRECTOR FOR THREE YEAR              ISSUER            YES             FOR                  FOR

TERM: PETER B. LEWIS

PROPOSAL #1D: ELECTION OF DIRECTOR FOR THREE YEAR              ISSUER            YES             FOR                  FOR

TERM: PATRICK H. NETTLES, PH.D.

PROPOSAL #1E: ELECTION OF DIRECTOR FOR THREE YEAR              ISSUER            YES             FOR                  FOR

TERM: GLENN M. RENWICK

PROPOSAL #02: PROPOSAL TO APPROVE THE PROGRESSIVE              ISSUER            YES             FOR                  FOR

CORPORATION 2010 EQUITY INCENTIVE PLAN AND THE

PERFORMANCE CRITERIA SET FORTH THEREIN.

PROPOSAL #03: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SAN-IN GODO BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J67220103

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SHERWIN-WILLIAMS COMPANY

  TICKER:                  SHW                 CUSIP:   824348106

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: A.F. ANTON                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.C. BOLAND                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.M. CONNOR                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.F. HODNIK                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: T.G. KADIEN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: S.J. KROPF                                            ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: G.E. MCCULLOUGH                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.M. MIXON, III                                    ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: C.E. MOLL                                              ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: R.K. SMUCKER                                         ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: J.M. STROPKI, JR.                                ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #02: AMEND AND RESTATE THE 2006 EQUITY AND          ISSUER            YES         AGAINST           AGAINST

PERFORMANCE INCENTIVE PLAN.

PROPOSAL #03: RATIFY ERNST & YOUNG LLP AS OUR                     ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #04: SHAREHOLDER PROPOSAL RELATING TO               SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SHIGA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J71692107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SHIZUOKA BANK,LTD.

  TICKER:                  N/A                 CUSIP:   J74444100

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SIAM COMMERCIAL BANK PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y7905M113

  MEETING DATE:      4/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the Minutes of the AGM of                       ISSUER            YES             FOR                  FOR

shareholders No.186 held on 3 APR 2009

PROPOSAL #2: Approve the annual report prepared by            ISSUER            YES             FOR                  FOR

the Board of Directors

PROPOSAL #3: Approve the financial statements for the        ISSUER            YES             FOR                  FOR

 YE 31 DEC 2009

PROPOSAL #4: Approve the allocation of profits from          ISSUER            YES             FOR                  FOR

the banks operational result of year 2009 and

dividend payment

PROPOSAL #5: Approve the distribution of Directors            ISSUER            YES             FOR                  FOR

remuneration and the allocation of Directors bonus

for the year 2010

PROPOSAL #6.1: Election of Mr. Sumate Tanthuwanit, in        ISSUER            YES             FOR                  FOR

 replacement of those retired by

PROPOSAL #6.2: Election of Mrs. Kannikar Chalitaporn,        ISSUER            YES             FOR                  FOR

 in replacement of those retired by

PROPOSAL #6.3: Election of Mr. Areepong Bhoocha-Oom,         ISSUER            YES             FOR                  FOR

in replacement of those retired by

PROPOSAL #6.4: Election of Mr. Anand Panyarachun, in         ISSUER            YES             FOR                  FOR

replacement of those retired by

PROPOSAL #6.5: Election of Prof. Vicharn Panich, in          ISSUER            YES             FOR                  FOR

replacement of those retired by rotation

PROPOSAL #6.6: Election of Mr. Chumpol Nalamlieng, in        ISSUER            YES             FOR                  FOR

 replacement of those retired by

PROPOSAL #7: Appointment of the Auditors and approve         ISSUER            YES             FOR                  FOR

to fix the auditing fee

PROPOSAL #8: Amend Clause 4 of the Banks Memorandum          ISSUER            YES             FOR                  FOR

of Association in order for it to be in line with the

 conversion of preferred shares into ordinary shares

in the year 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SOUTHERN COMPANY

  TICKER:                  SO                   CUSIP:   842587107

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: J.P. BARANCO                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.A. BOSCIA                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H.A. CLARK III                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H.W. HABERMEYER, JR.                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V.M. HAGEN                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.A. HOOD, JR.                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.M. JAMES                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.N. PURCELL                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.M. RATCLIFFE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.G. SMITH, JR.                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.D. THOMPSON                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

PROPOSAL #03: AMENDMENT OF COMPANY'S BY-LAWS                       ISSUER            YES             FOR                  FOR

REGARDING MAJORITY VOTING AND CUMULATIVE VOTING

PROPOSAL #04: AMENDMENT OF COMPANY'S CERTIFICATE OF          ISSUER            YES             FOR                  FOR

INCORPORATION REGARDING CUMULATIVE VOTING

PROPOSAL #05: AMENDMENT OF COMPANY'S CERTIFICATE OF          ISSUER            YES             FOR                  FOR

INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

 OF COMMON STOCK

PROPOSAL #06: STOCKHOLDER PROPOSAL ON CLIMATE CHANGE    SHAREHOLDER        YES         ABSTAIN           AGAINST

ENVIRONMENTAL REPORT

PROPOSAL #07: STOCKHOLDER PROPOSAL ON COAL COMBUSTION   SHAREHOLDER        YES         ABSTAIN           AGAINST

 BYPRODUCTS ENVIRONMENTAL REPORT

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE ST. JOE COMPANY

  TICKER:                  JOE                 CUSIP:   790148100

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL L. AINSLIE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HUGH M. DURDEN                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS A. FANNING                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WM. BRITTON GREENE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DELORES M. KESLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN S. LORD                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER L. REVELL                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: AMENDMENT OF OUR ARTICLES OF                            ISSUER            YES             FOR                  FOR

INCORPORATION TO DELETE THE PROVISIONS REGARDING THE

NUMBER OF OUR DIRECTORS.

PROPOSAL #3: APPROVAL OF THE ST. JOE COMPANY 2009              ISSUER            YES             FOR                  FOR

EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #4: RATIFICATION OF THE APPOINTMENT OF KPMG         ISSUER            YES             FOR                  FOR

LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE 2010 FISCAL YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE STANLEY WORKS

  TICKER:                  SWK                 CUSIP:   854616109

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: PROPOSAL TO APPROVE THE ISSUANCE OF              ISSUER            YES             FOR                  FOR

STANLEY COMMON STOCK IN CONNECTION WITH THE MERGER

CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER,

DATED AS OF NOVEMBER 2, 2009, BY AND AMONG THE BLACK

& DECKER CORPORATION, STANLEY AND BLUE JAY

ACQUISITION CORP.

PROPOSAL #02: PROPOSAL TO AMEND THE CERTIFICATE OF            ISSUER            YES             FOR                  FOR

INCORPORATION OF STANLEY TO (A) INCREASE THE

AUTHORIZED NUMBER OF SHARES OF STANLEY COMMON STOCK

FROM 200,000,000 TO 300,000,000 AND (B) CHANGE THE

NAME OF STANLEY TO STANLEY BLACK & DECKER, INC.

PROPOSAL #03: PROPOSAL TO AMEND THE STANLEY 2009                ISSUER            YES             FOR                  FOR

LONG-TERM INCENTIVE PLAN TO AMONG OTHER THINGS,

INCREASE THE NUMBER OF SHARES AVAILABLE TO BE ISSUED

UNDER SUCH PLAN.

PROPOSAL #04: PROPOSAL TO APPROVE AN ADJOURNMENT OF          ISSUER            YES             FOR                  FOR

THE STANLEY SPECIAL MEETING (IF NECESSARY OR

APPROPRIATE, INCLUDING TO SOLICIT ADDITIONAL PROXIES

IF THERE ARE NOT SUFFICIENT VOTES FOR THE APPROVAL OF

 ANY OF THE FOREGOING PROPOSALS).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SUMITOMO TRUST AND BANKING COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J77970101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE SWATCH GROUP AG, NEUENBURG

  TICKER:                  N/A                 CUSIP:   H83949133

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report (annual          ISSUER             NO              N/A                  N/A

report, financial statements and consolidated

financial statements)

PROPOSAL #2: Grant discharge to the Board of                       ISSUER             NO              N/A                  N/A

Directors for the FY 2009

PROPOSAL #3: Approve the appropriates 2009 profit of         ISSUER             NO              N/A                  N/A

CHF 466,318,860.25 resulting from the balance sheet

(net income as of 31 DEC 2009 of CHF 432,821,927.52

plus balance brought forward from the previous year

of CHF 33,496,932.73) as specified

PROPOSAL #4.1: Election of Esther Grether to the                ISSUER             NO              N/A                  N/A

Board of Directors for 3 year period

PROPOSAL #4.2: Election of Dr.H.C. Nayla Hayek to the        ISSUER             NO              N/A                  N/A

 Board of Directors for 3 year period

PROPOSAL #4.3: Election of Dr. Peter Gross to the              ISSUER             NO              N/A                  N/A

Board OF Directors for 3 year period

PROPOSAL #4.4: Election of Dr. H.C. Nicolas G. Hayek         ISSUER             NO              N/A                  N/A

to the Board of Directors for 3 year period

PROPOSAL #4.5: Election of Prof. Dr.H.C. Claude                 ISSUER             NO              N/A                  N/A

Nicollier to the Board of Directors for 3 year period

PROPOSAL #4.6: Election of Johann Niklaus Schneider-         ISSUER             NO              N/A                  N/A

Ammann to the Board of Directors for 3 year period

PROPOSAL #4.7: Election of Ernst Tanner to the Board         ISSUER             NO              N/A                  N/A

of Directors for 3 year period

PROPOSAL #4.8: Election of Georges Nicolas Hayek as a        ISSUER             NO              N/A                  N/A

 new Member to the Board of Directors for 3 year

PROPOSAL #4.9: Election of DR. Jean-Pierre Roth as a         ISSUER             NO              N/A                  N/A

new Member to the Board of Directors for 3 year period

PROPOSAL #5: Appointment of PricewaterhouseCoopers            ISSUER             NO              N/A                  N/A

Ltd as the Statutory Auditors for another period of

one year

PROPOSAL #6: Approve the adaptation of Article 8                ISSUER             NO              N/A                  N/A

Paragraph 4 of the Statutes as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE TJX COMPANIES, INC.

  TICKER:                  TJX                 CUSIP:   872540109

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOSE B. ALVAREZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ALAN M. BENNETT           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID A. BRANDON         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BERNARD CAMMARATA        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: DAVID T. CHING             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: MICHAEL F. HINES         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: AMY B. LANE                  ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CAROL MEYROWITZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JOHN F. O'BRIEN           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WILLOW B. SHIRE           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: FLETCHER H. WILEY        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP.

PROPOSAL #03: ADVISORY VOTE ON EXECUTIVE COMPENSATION.  SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE TOKYO ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J86914108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Appropriation of Surplus                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Election of a Director                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Election of a Director                                  ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Election of an Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Election of an Auditor                                    ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Shareholders' Proposals : Appropriation        ISSUER            YES         AGAINST               FOR

 of Surplus

PROPOSAL #5.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (1)

PROPOSAL #6.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (2)

PROPOSAL #7.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (3)

PROPOSAL #8.: Shareholders' Proposals : Partial                 ISSUER            YES         AGAINST               FOR

Amendments to the Articles of Incorporation (4)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE TRAVELERS COMPANIES, INC.

  TICKER:                  TRV                 CUSIP:   89417E109

  MEETING DATE:      5/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ALAN L. BELLER             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN H. DASBURG           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JANET M. DOLAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: KENNETH M.                   ISSUER            YES             FOR                  FOR

DUBERSTEIN

PROPOSAL #1E: ELECTION OF DIRECTOR: JAY S. FISHMAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: LAWRENCE G. GRAEV        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: PATRICIA L.                 ISSUER            YES             FOR                  FOR

HIGGINS

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS R. HODGSON        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CLEVE L.                       ISSUER            YES             FOR                  FOR

KILLINGSWORTH, JR.

PROPOSAL #1J: ELECTION OF DIRECTOR: BLYTHE J. MCGARVIE      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DONALD J. SHEPARD        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: LAURIE J. THOMSEN        ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

KPMG LLP AS TRAVELERS' INDEPENDENT REGISTERED PUBLIC

 ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE WALT DISNEY COMPANY

  TICKER:                  DIS                 CUSIP:   254687106

  MEETING DATE:      3/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SUSAN E. ARNOLD           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN E. BRYSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN S. CHEN                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JUDITH L. ESTRIN         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT A. IGER             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: STEVEN P. JOBS             ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: FRED H. LANGHAMMER      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: AYLWIN B. LEWIS           ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MONICA C. LOZANO         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: ROBERT W.                     ISSUER            YES             FOR                  FOR

MATSCHULLAT

PROPOSAL #1K: ELECTION OF DIRECTOR: JOHN E. PEPPER,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1L: ELECTION OF DIRECTOR: SHERYL SANDBERG           ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: ORIN C. SMITH               ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

REGISTERED PUBLIC ACCOUNTANTS FOR 2010.

PROPOSAL #03: TO APPROVE THE AMENDMENT TO THE AMENDED        ISSUER            YES             FOR                  FOR

 AND RESTATED 2005 STOCK INCENTIVE PLAN.

PROPOSAL #04: TO APPROVE THE AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

RELATING TO INTERESTED PERSON TRANSACTIONS.

PROPOSAL #05: TO APPROVE THE AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

RELATING TO BYLAW AMENDMENTS.

PROPOSAL #06: TO APPROVE THE AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

RELATING TO TRACKING STOCK PROVISIONS.

PROPOSAL #07: TO APPROVE THE AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

RELATING TO CLASSIFIED BOARD TRANSITION PROVISIONS.

PROPOSAL #08: TO APPROVE THE SHAREHOLDER PROPOSAL          SHAREHOLDER        YES         AGAINST               FOR

RELATING TO SHAREHOLDER ADVISORY VOTE ON EXECUTIVE

COMPENSATION.

PROPOSAL #09: TO APPROVE THE SHAREHOLDER PROPOSAL          SHAREHOLDER        YES         AGAINST               FOR

RELATING TO EX-GAY NON DISCRIMINATION POLICY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE WAREHOUSE GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q90307101

  MEETING DATE:      11/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Ian Morrice as a Director of the         ISSUER            YES             FOR                  FOR

Company

PROPOSAL #2.: Elect James Ogden as a Director of the         ISSUER            YES             FOR                  FOR

Company

PROPOSAL #3.: Re-elect Janine Smith as a Director of         ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #4.: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of PricewaterhouseCoopers as Auditor for

 the ensuring year

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE WASHINGTON POST COMPANY

  TICKER:                  WPO                 CUSIP:   939640108

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LEE C. BOLLINGER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER C. DAVIS                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN L. DOTSON JR.                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE CERTAIN AMENDMENTS TO THE            ISSUER            YES             FOR                  FOR

COMPANY'S INCENTIVE COMPENSATION PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE WESTERN UNION COMPANY

  TICKER:                  WU                   CUSIP:   959802109

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ELECTION OF DIRECTOR: DINYAR S. DEVITRE        ISSUER            YES             FOR                  FOR

PROPOSAL #02: ELECTION OF DIRECTOR: CHRISTINA A. GOLD        ISSUER            YES             FOR                  FOR

PROPOSAL #03: ELECTION OF DIRECTOR: BETSY D. HOLDEN           ISSUER            YES             FOR                  FOR

PROPOSAL #04: ELECTION OF DIRECTOR: WULF VON                       ISSUER            YES             FOR                  FOR

SCHIMMELMANN

PROPOSAL #05: RATIFICATION OF SELECTION OF AUDITORS           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE WILLIAMS COMPANIES, INC.

  TICKER:                  WMB                 CUSIP:   969457100

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: KATHLEEN B. COOPER      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM R.                   ISSUER            YES             FOR                  FOR

GRANBERRY

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM G. LOWRIE        ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE AMENDMENT TO THE                   ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR

ANNUAL ELECTION OF ALL DIRECTORS.

PROPOSAL #03: APPROVAL OF THE AMENDMENT TO THE                   ISSUER            YES             FOR                  FOR

WILLIAMS COMPANIES, INC. 2007 INCENTIVE PLAN.

PROPOSAL #04: RATIFICATION OF ERNST & YOUNG LLP AS            ISSUER            YES             FOR                  FOR

AUDITORS FOR 2010.

PROPOSAL #05: STOCKHOLDER PROPOSAL REQUESTING A             SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORT REGARDING THE ENVIRONMENTAL IMPACT OF CERTAIN

FRACTURING OPERATIONS OF THE COMPANY.

PROPOSAL #06: STOCKHOLDER PROPOSAL REQUESTING AN           SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE RELATED TO COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THE YOKOHAMA RUBBER COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J97536122

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THERMO FISHER SCIENTIFIC INC.

  TICKER:                  TMO                 CUSIP:   883556102

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MARC N. CASPER             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: TYLER JACKS                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE AUDIT COMMITTEE'S          ISSUER            YES             FOR                  FOR

SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE

COMPANY'S INDEPENDENT AUDITORS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THK CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J83345108

  MEETING DATE:      6/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMAS COOK GROUP

  TICKER:                  N/A                 CUSIP:   G88471100

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the accounts and the reports               ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the remuneration report                       ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the Long Term Incentive                       ISSUER            YES             FOR                  FOR

performance conditions

PROPOSAL #4: Approve to agree the final dividend                ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Roger Burnell                                       ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Manny Fontenla Novoa                           ISSUER            YES             FOR                  FOR

PROPOSAL #7: Elect Sam Weihagen                                              ISSUER            YES             FOR                  FOR

PROPOSAL #8: Elect Peter Middleton                                         ISSUER            YES             FOR                  FOR

PROPOSAL #9: Elect Paul Hollingworth                                     ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors

PROPOSAL #11: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

Auditors remuneration

PROPOSAL #12: Grant authority to make political                 ISSUER            YES             FOR                  FOR

donations

PROPOSAL #13: Grant authority to allot shares                      ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to disapply pre emption rights      ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Amend the Memorandum and Articles of         ISSUER            YES             FOR                  FOR

Association

PROPOSAL #S.16: Approve to amend the period of notice        ISSUER            YES             FOR                  FOR

 for general meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMSON REUTERS CORP

  TICKER:                  N/A                 CUSIP:   884903105

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the unification of Thomson                ISSUER            YES             FOR                  FOR

Reuters dual listed Company structure

['Unification'], all as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMSON REUTERS CORP

  TICKER:                  N/A                 CUSIP:   884903105

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. David Thomson as a Director         ISSUER            YES             FOR                  FOR

of Thomson Reuters

PROPOSAL #1.2: Elect Mr. W. Geoffrey Beattie as a              ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.3: Elect Mr. Niall FitzGerald, KBE as a          ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.4: Elect Mr. Thomson H. Glocer as a                 ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.5: Elect Mr. Manvinder S. Banga as a                ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.6: Elect Ms. Mary Cirillo as a Director          ISSUER            YES             FOR                  FOR

of Thomson Reuters

PROPOSAL #1.7: Elect Mr. Steven A. Denning as a                 ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.8: Elect Mr. Lawton Fitt as a Director of        ISSUER            YES             FOR                  FOR

 Thomson Reuters

PROPOSAL #1.9: Elect Mr. Roger L. Martin as a                     ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.10: Elect Sir Deryck Maughan as a                     ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.11: Elect Mr. Ken Olisa as a Director of         ISSUER            YES             FOR                  FOR

Thomson Reuters

PROPOSAL #1.12: Elect Mr. Vance K. Opperman as a                ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.13: Elect Mr. John M. Thompson as a                 ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.14: Elect Mr. Peter J. Thomson as a                 ISSUER            YES             FOR                  FOR

Director of Thomson Reuters

PROPOSAL #1.15: Elect Mr. John A. Tory as a Director         ISSUER            YES             FOR                  FOR

of Thomson Reuters

PROPOSAL #2: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors of and authorize the Directors of

Thomson Reuters to fix the Auditors' remuneration

PROPOSAL #3: Approve to accept on an advisory basis,         ISSUER            YES             FOR                  FOR

to execute compensation described in the accompanying

 Management Information Circular

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMSON REUTERS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G8847Z105

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve [with or without modification]         ISSUER            YES             FOR                  FOR

a scheme of arrangement [the Scheme of Arrangement]

proposed to be made between Thomson Reuters PLC and

the holders of the scheme shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THOMSON REUTERS PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G8847Z105

  MEETING DATE:      8/7/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, for the purpose of giving              ISSUER            YES             FOR                  FOR

effect to the scheme of arrangement [the scheme]

dated 08 JUL 2009 in its original form or with or

subject to any modification, addition or condition

approved or imposed by the High Court of Justice in

England and Wales [the Court] proposed to be made

between Thomson Reuters PLC and the holders of the

scheme shares [as specified in the Scheme]: [a]at the

 Reorganization record time [as specified]: each

scheme share in respect of which a valid election

under the Transfer Alternative [as specified] has

been made shall be reclassified into one T ordinary

share of GBP 0.25 each [the T ordinary shares], such

T ordinary shares having the rights as specified in

new Articles 3 and 10 to be adopted pursuant to

Section [b] of this resolution; and [ii] each

Excluded Share [as specified] shall be reclassified

into one E Ordinary share of GBP 0.25 each [the E

ordinary shares], such E ordinary Share having the

rights set out in new Articles 3 and 10 to be adopted

 pursuant to Section [b] of this resolution; [b] with

 effect from the reclassifications referred to in

Section [a] of this Resolution, Articles 3 and 10 of

the Articles of Association of Thomson Reuters PLC

[the Articles] shall be replaced by the as specified

new Articles 3 and 10; [c] the scheme and authorize

the Directors of Thomson Reuters Corporation and

Thomson Reuters PLC to take all such action as they

may consider necessary or appropriate for carrying

the Scheme into effect; for the purpose of giving

effect to the Scheme: the issued share capital of

Thomson Reuters PLC be reduced by cancelling and

extinguishing the Ordinary Shares [as specified]

other than: [i] those scheme shares in respect of

which valid elections have been made under the

Transfer Alternative [such scheme shares to be

reclassified as T ordinary shares following the

reclassifications referred to in Section [a] of this

resolution taking effect] and [ii] any Excluded

Shares [such Excluded Shares to be reclassified as E

Ordinary Shares following the reclassifications

referred to in Section [a] of this Resolution taking

effect], and forthwith and contingently upon such

reduction of capital taking effect: the authorized

share capital of Thomson Reuters PLC be increased to

its former amount by the creation of such number of

Ordinary Shares [New Thomson Reuters PLC Shares] as

is equal to the aggregate number of Ordinary Shares

cancelled pursuant to Section [c][ii][A] of this

resolution; Thomson Reuters PLC shall apply the

reserve arising as a result of such reduction of

capital in paying up, in full at par, the New Thomson

 Reuters PLC shares, which shall be allotted and

issued, credited as fully paid, to Thomson Reuters

Corporation and/or its nominee or nominees; and

authorize the Directors of Thomson Reuters PLC, for

the purposes of Section 80 of the Companies Act 1985,

 to allot the New Thomson Reuters PLC shares provided

 that: the maximum nominal amount of share capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THORESEN THAI AGENCIES PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y8808K170

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to certify the minutes of the          ISSUER            YES             FOR                  FOR

previous 1/2009 AGM of the shareholders held on 30

JAN 2009

PROPOSAL #2.: Acknowledge TTA'S performance for the          ISSUER            YES             FOR                  FOR

FY that ended on 30 SEP 2009

PROPOSAL #3.: Approve the audited balance sheet and          ISSUER            YES             FOR                  FOR

the profit and loss statements for the FY that ended

on 30 SEP 2009 together with the Auditor's report

thereon

PROPOSAL #4.: Approve the payment of cash dividends          ISSUER            YES         AGAINST           AGAINST

for the FY that ended on 30 SEP 2009 and the

appropriation of a legal reserve

PROPOSAL #5.: Approve the appointment of Directors to        ISSUER            YES             FOR                  FOR

 replace those who retires by rotation

PROPOSAL #6.: Approve the appointment of Auditors for        ISSUER            YES             FOR                  FOR

 the FY that will end on 30 SEP 2010 and fix the

Auditors' fees

PROPOSAL #7.: Approve the reduction of share capital         ISSUER            YES             FOR                  FOR

and an amendment to Clause 4 of the Memorandum of

Association

PROPOSAL #8.: Approve to increase the share capital          ISSUER            YES             FOR                  FOR

and an amendment to Clause 4 of the Memorandum of

Association

PROPOSAL #9.: Approve the allotment of new ordinary          ISSUER            YES             FOR                  FOR

shares

PROPOSAL #10.: Approve the issue of up to 4,000,000          ISSUER            YES             FOR                  FOR

warrants to the Directors and Employees [including

any employee who is a Director] of Mermaid Maritime

Public Company Limited and its subsidiaries under

PROPOSAL #11.: Transact such other business                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  THYSSENKRUPP AG, DUISBURG/ESSEN

  TICKER:                  N/A                 CUSIP:   D8398Q119

  MEETING DATE:      1/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2008/2009 FY

with the report of the Supervisory Board, the Group

financial statements and Group annual report as well

as the report by the Board of Managing Directors

pursuant to Sections 289(4) and 315(4) of the German

Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distribution profit of EUR 154,346,713.20 as follows:

 payment of a dividend of EUR 0.30 per no-par share

EUR 15,304,665.60 shall be carried forward ex-

dividend and payable date: 22 JAN 2010

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Approval of the remuneration system for        ISSUER            YES             FOR                  FOR

 the Members of the Board of Managing Directors

PROPOSAL #6.1.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr.-Ing. Dr.-Ing. E.h. Hans-Peter keitel

PROPOSAL #6.2.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Ulrich Lehner

PROPOSAL #6.3.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Bernhard Pellens

PROPOSAL #6.4.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Dr. Henning Schulte-Noelle

PROPOSAL #6.5.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Christian Streiff

PROPOSAL #6.6.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Juergen R. Thumann

PROPOSAL #6.7.: Elections to the Supervisory Board:          ISSUER            YES             FOR                  FOR

Professor. Dr. Beatrice Weder Di Mauro

PROPOSAL #7.: Appointment of Auditors for the                     ISSUER            YES             FOR                  FOR

2009/2010 FY: KPMG AG, Berlin

PROPOSAL #8.: Renewal of the authorization to acquire        ISSUER            YES         AGAINST           AGAINST

 own shares, the Company shall be authorized to

acquire own shares of up to 10% of the Company's

share capital through the Stock Exchange at a price

not deviating more than 5% from the market price, or

by way of a public repurchase offer at a price not

deviating more than 10% from the market price of the

shares, on or before 20 JAN 2015, the Board of

Managing Directors shall be authorized to retire the

shares, to dispose of the shares in a manner other

than the Stock Exchange or an offer to all

shareholders if the shares are sold at a price not

materially below their market price, to offer the

shares to employees of the Company and its

affiliates, and to use the shares in connection with

mergers and acquisitions against payment in kind or

for satisfying conversion or option rights

PROPOSAL #9.: Authorization to use derivatives for            ISSUER            YES         AGAINST           AGAINST

the acquisition of own shares supplementary to Item

8, the Company shall also be authorized to use put

and call options for the acquisition of own shares of

 up to 5% of the Company's share capital, at prices

not deviating more than 10% from the market price of

the shares

PROPOSAL #10.: Amendments to the Articles of                       ISSUER            YES             FOR                  FOR

Association in accordance with the Law on the

Implementation of the Shareholder Rights Directive

(ARUG) - Section 17(1), in respect of shareholders

being entitled to participate and vote at the

shareholders meeting if they register with the

Company by the sixth day prior to the meeting -

Section 17(2), in respect of shareholders being

obliged to provide evidence of their shareholding as

per the statutory record date - Section 17(3), in

respect of proxy-voting instructions also being

issued electronically in a manner determined by the

Company - Section 17(4), in respect of the Board of

Managing Directors being authorized to provide for

online-participation at a shareholders meeting -

Section 17(5), in respect of the Board of Managing

Directors being authorized to provide for the

shareholders to exercise their right to vote, without

 participating at the meeting, in writing or by way

of electronic means of communication - Section 18(3),

 in respect of the chairman of the shareholders

meeting being authorized to permit the audiovisual

transmission of the shareholders meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIANJIN CAPITAL ENVIRON PROTECTION GROUP CO LTD

  TICKER:                  N/A                 CUSIP:   Y88228112

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 annual report of the            ISSUER            YES             FOR                  FOR

Company and the summary of the report announced

within the PRC and overseas

PROPOSAL #2: Approve the financial reports of the              ISSUER            YES             FOR                  FOR

Company for the year 2009, audited by the PRC and

International Auditors of the Company

PROPOSAL #3: Approve the working report of the Board         ISSUER            YES             FOR                  FOR

 the Board  of Directors  the Directors  of the

Company for the year 2009 and the operating

development plan of the Company for the year 2010

details of which are set out in the section headed

'Directors' Report' in the 2009 annual report

PROPOSAL #4: Approve the final financial accounts of         ISSUER            YES             FOR                  FOR

the Company for the year 2009 and the financial

budget for the year 2010

PROPOSAL #5: Approve the proposal in respect of the          ISSUER            YES             FOR                  FOR

profit appropriation plan of the Company for the year

 2009

PROPOSAL #6: Re-appoint PricewaterhouseCoopers Zhong         ISSUER            YES             FOR                  FOR

Tian Certified Public Accountants Limited Company and

 PricewaterhouseCoopers as the PRC and International

Auditors of the Company respectively, and authorize

the Board to decide their remuneration

PROPOSAL #7: Approve the proposal in relation to the         ISSUER            YES             FOR                  FOR

supplementary medical insurance of the employees

PROPOSAL #8: Approve to change of the scope of                   ISSUER            YES             FOR                  FOR

operation of the Company

PROPOSAL #9: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

committee of the Company for the year 2009

PROPOSAL #S.1: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company

PROPOSAL #S.2: Amend the Rules Governing the                       ISSUER            YES             FOR                  FOR

Shareholders Meeting

PROPOSAL #S.3: Amend the Rules Governing the Board            ISSUER            YES             FOR                  FOR

Meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIANJIN CAPITAL ENVIRONMENTAL PROTECTION GROUP COM

  TICKER:                  N/A                 CUSIP:   Y88228112

  MEETING DATE:      9/8/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the appointment of Mr. Li Yang         ISSUER            YES             FOR                  FOR

as a Supervisor of the fourth Supervisory Committee

of the Company

PROPOSAL #2.: Approve the appointment of Mr. Zhang            ISSUER            YES             FOR                  FOR

Wenhui as an Executive Director of the fourth Board

of Directors of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIANJIN CAPITAL ENVIRONMENTAL PROTECTION GROUP COM

  TICKER:                  N/A                 CUSIP:   Y88228112

  MEETING DATE:      12/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the appointment of Mr. Zhang            ISSUER            YES             FOR                  FOR

Wenhui as an Executive Director of the 5th Board

[Board] of Directors [Directors] of the Company

PROPOSAL #2.: Approve the appointment of Mr. Lin                ISSUER            YES             FOR                  FOR

Wenbo as an Executive Director of the 5th Board of

the Company

PROPOSAL #3.: Approve the appointment of Ms. Fu Yana         ISSUER            YES             FOR                  FOR

as an Executive Director of the 5th Board of the

Company

PROPOSAL #4.: Approve the appointment of Ms. Zhong            ISSUER            YES             FOR                  FOR

Huifang as an Executive Director of the 5th Board of

the Company

PROPOSAL #5.: Approve the appointment of Mr. An                 ISSUER            YES             FOR                  FOR

Pindong as a Non-Executive Director of the 5th Board

of the Company

PROPOSAL #6.: Approve the appointment of Ms. Chen              ISSUER            YES             FOR                  FOR

Yinxing as a Non-Executive Director of the 5th Board

of the Company

PROPOSAL #7.: Approve the appointment of Mr. Xie Rong        ISSUER            YES             FOR                  FOR

 as an Independent Non-Executive Director of the 5th

Board of the Company

PROPOSAL #8.: Approve the appointment of Mr. Di                 ISSUER            YES             FOR                  FOR

Xiaofeng as an Independent Non-Executive Director of

the 5th Board of the Company

PROPOSAL #9.: Approve the appointment of Ms. Lee Kit         ISSUER            YES             FOR                  FOR

Ying, Karen as an Independent Non-Executive Director

of the 5th Board of the Company

PROPOSAL #10.: Approve the appointment of Mr. Li Yang        ISSUER            YES             FOR                  FOR

 as a Supervisor of the 5th Supervisory Committee of

the Company

PROPOSAL #11.: Approve the appointment of Mr. Nie              ISSUER            YES             FOR                  FOR

Youzhuang as a Supervisor of the 5th Supervisory

Committee of the Company

PROPOSAL #12.: Approve the appointment of Ms. Wang            ISSUER            YES             FOR                  FOR

Yanmin as a Supervisor of the 5th Supervisory

Committee of the Company

PROPOSAL #13.: Approve the appointment of Ms. Qi                ISSUER            YES             FOR                  FOR

Lipin as a Supervisor of the 5th Supervisory

Committee of the Company

PROPOSAL #14.: Approve the resolution in relation to         ISSUER            YES             FOR                  FOR

the remuneration of the Directors of the 5th Board of

 the Company

PROPOSAL #15.: Approve the resolution in relation to         ISSUER            YES             FOR                  FOR

the remuneration of the Supervisors of the 5th

Supervisory Committee of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIFFANY & CO.

  TICKER:                  TIF                 CUSIP:   886547108

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL J.                   ISSUER            YES             FOR                  FOR

KOWALSKI

PROPOSAL #1B: ELECTION OF DIRECTOR: ROSE MARIE BRAVO         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: GARY E. COSTLEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: LAWRENCE K. FISH         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ABBY F. KOHNSTAMM        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CHARLES K. MARQUIS      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: PETER W. MAY                ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: J. THOMAS PRESBY         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: WILLIAM A. SHUTZER      ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF THE SELECTION OF                     ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIGER BRANDS LTD

  TICKER:                  N/A                 CUSIP:   S84594142

  MEETING DATE:      10/12/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.O.1: Approve to allot and issue of                   ISSUER            YES             FOR                  FOR

ordinary shares to Tiger Brands Black Managers Trust

No. II, Newshelf 1019 [Proprietary] Limited in the

course of changing its name to Tiger Brands

Foundation SPV [Proprietary] Limited, Newshelf 1020

[Proprietary] Limited in the course of changing its

name to Thusani Empowerment Investment Holdings No.

II [Proprietary] Limited and Tiger Brands General

PROPOSAL #2.O.2: Approve to allot and issue of                   ISSUER            YES             FOR                  FOR

ordinary shares to Business Venture Investments No

1323 [Proprietary] Limited, in the course of changing

 its name to Brimston e SPV [Proprietary] Limited

PROPOSAL #3.O.3: Approve to allot and issue of                   ISSUER            YES             FOR                  FOR

ordinary shares to Mapitso Funding SPV [Proprietary]

Limited

PROPOSAL #4.S.1: Grant financial assistance to Tiger         ISSUER            YES             FOR                  FOR

Brands Black Managers Trust No. II, Newshelf 1019

[Proprietary] Limited in the course of changing its

name to Tiger Brands Foundation SPV [Proprietary]

Limited, Newshelf 1020 [Proprietary] Limited in the

course of changing its names to Thusani Empowerment

Investment Holdings No. II [proprietary] Limited and

Tiger Brands General Staff Share Trust

PROPOSAL #5.S.2: Approve to repurchase the shares by         ISSUER            YES             FOR                  FOR

the Company from Tiger Brands Black Managers Trust

No. II, Newshelf 1019 [Proprietary] Limited in the

course of changing its name to Tiger Brands

Foundation SPV [Proprietary] Limited and Newshelf

1020 [Proprietary] Limited in the course of changing

its name to Thusani Empowerment Investment Holdings

No. II [Proprietary] Limited

PROPOSAL #6.S.3: Grant financial assistance to                   ISSUER            YES             FOR                  FOR

Business Venture Investments No 1323 [Proprietary]

Limited, in the course of changing its name to

Brimstone SPV [Proprietary] Limited

PROPOSAL #7.S.4: Approve to repurchase of shares by          ISSUER            YES             FOR                  FOR

the Company from Business Venture Investments No 1323

 [Proprietary] Limited, in the course of changing its

 name to Brimstone SPV [Proprietary] Limited

PROPOSAL #8.S.5: Grant financial assistance to                   ISSUER            YES             FOR                  FOR

Mapitso Funding SPV [Proprietary] Limited

PROPOSAL #9.S.6: Approve the repurchase of shares by         ISSUER            YES             FOR                  FOR

the Company from Mapitso Funding SPV [Proprietary]

Limited

PROPOSAL #10O.4: Grant authority to make payments to         ISSUER            YES             FOR                  FOR

shareholders out of the Company's share premium

PROPOSAL #11O.5: Grant authority to any 2 of the                ISSUER            YES             FOR                  FOR

Directors of the Company, or any 1 Director and the

Company Secretary to implement the resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIGER BRANDS LTD

  TICKER:                  N/A                 CUSIP:   S84594142

  MEETING DATE:      2/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt annual financial                 ISSUER            YES             FOR                  FOR

statements

PROPOSAL #2: Re-elect R.M.W. Dunne, who retires in            ISSUER            YES             FOR                  FOR

terms of Article 14 of the Articles of Association of

 the Company

PROPOSAL #3: Re-elect B.L. Sibiya, who retires in              ISSUER            YES             FOR                  FOR

terms of Article 14 of the Articles of Association of

 the Company

PROPOSAL #4: Re-elect L.C. Van Vught, who retires in         ISSUER            YES             FOR                  FOR

terms of Article 14 of the Articles of Association of

 the Company

PROPOSAL #5: Re-elect P.M. Roux, who retires in terms        ISSUER            YES             FOR                  FOR

 of Article 13.2 of the Articles of Association of

the Company

PROPOSAL #6: Re-elect M. Fleming, who retires in                ISSUER            YES             FOR                  FOR

terms of Article 13.2 of the Articles of Association

of the Company

PROPOSAL #7: Approve the remuneration payable to the         ISSUER            YES             FOR                  FOR

Non-Executive Directors including the Chairman and

Deputy Chairman

PROPOSAL #8: Approve the remuneration payable to the         ISSUER            YES             FOR                  FOR

Non-Executive Directors who participate in the Sub-

Committees of the Board

PROPOSAL #9: Approve to increase the fees payable to         ISSUER            YES             FOR                  FOR

the Non-Executive Directors

PROPOSAL #S.1: Authorize the Company to acquire the          ISSUER            YES             FOR                  FOR

shares in the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIGER BRANDS LTD

  TICKER:                  N/A                 CUSIP:   S84594142

  MEETING DATE:      6/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, subject to the Listings                     ISSUER            YES             FOR                  FOR

Requirements and the Act, the Company makes a

specific cash payment of 270 cents per ordinary share

 to members of the Company registered as such at the

close of business on Friday, 09 JUL 2010, by way of a

 reduction in the Company's share premium account

PROPOSAL #2: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

subject to the Listings Requirements, and the Act, to

 make a payment to shareholders out of the Company's

share premium account, in lieu of a final dividend,

or part thereof, for the YE 30 SEP 2010, provided

that:  Authority expires the earlier of the

conclusion of the shall next AGM or 15 months from

the date of this meeting ; having regard to any other

 payments to shareholders (including the cash

distribution contemplated in ordinary resolution

PROPOSAL #CONT: CONT 1) such payments will not in              ISSUER             NO              N/A                  N/A

aggregate exceed 20% of the Company's issued share

capital, including reserves but excluding minority

interests and revaluation of Assets and Intangible

Assets that are not supported by a valuation by an

independent professional expert acceptable to the JSE

 prepared within the last 6 months, in any one FY;

and such payments are made pro rata to all

shareholders and otherwise in compliance with the

Listings Requirements, subject to the above, the

quantum of the reduction in share premium will be

determined by the board of the Company or its delegee

PROPOSAL #3: Authorize any Director or Officer of the        ISSUER            YES             FOR                  FOR

 Company, to execute all documents and to do all such

 further acts and things as may be necessary to give

effect to Ordinary Resolutions 1 and 2

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIM PARTICIPACOES SA

  TICKER:                  N/A                 CUSIP:   ADPV10291

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve to examine, discuss the protocol        ISSUER            YES             FOR                  FOR

 and justification for the merger of Holdco

Participacoes Ltda  Holdco  by the Company the merger

PROPOSAL #II: Approve and ratify the appointment of          ISSUER            YES             FOR                  FOR

the specialized Company responsible for the

evaluation report on the net assets of Holdco, as

well as the financial institution responsible for the

 economic valuation report

PROPOSAL #III: Approve the evaluation report of                 ISSUER            YES             FOR                  FOR

Holdco prepared for the purposes of the merger, as

well as the economic valuation report and the

applicable substitution ratio

PROPOSAL #IV: Approve the merger of Holdco by the              ISSUER            YES             FOR                  FOR

Company, under the terms of the protocol and

justification of merger, and authorize the Management

 of the Company to carry out any and all

supplementary acts necessary for the conclusion of

PROPOSAL #V: Approve the increase in share capital of        ISSUER            YES             FOR                  FOR

 the Company due to the merger of Holdco, including

the issuance of new common and preferred shares to

Jvco Participacoes Ltda  JVCO  and as a consequence,

and approve the amendment of Article 5 of the

Company's Corporate By-Laws

PROPOSAL #VI: Ratify the nomination by co-option of          ISSUER            YES             FOR                  FOR

Mr. Marco Patuano as a full Member of the Board of

Directors of the Company to serve out the remainder

of the term in office, under the terms of Article 150

 of law number 6404-76 and Article 28, sole

Paragraph, of the Company's Corporate By-Laws, in

accordance with the approval given in the meeting of

the Board of Directors of the Company held on 27 NOV

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIM PARTICIPACOES SA

  TICKER:                  N/A                 CUSIP:   P91536105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Board of Directors report            ISSUER            YES             FOR                  FOR

and the Company's financial statements relating to

the FY ending 31 DEC 2009

PROPOSAL #2: Approve to allocate the net profits from        ISSUER            YES             FOR                  FOR

 the 2009 FY and to distribute dividends

PROPOSAL #3: Ratify the appointment by cooptation of         ISSUER            YES             FOR                  FOR

the full Members, as well as of the Chairperson of

the Board of Directors of the Company, done at t he

meeting of the Board of Director's held on 24 MAR

2010, to serve out the term in office, in accordance

with the terms of Article 150 of law number 6404/1976

 and of Article 28, sole resolution, of the corporate

 Bylaws of the Company

PROPOSAL #4: Approve to set the global remuneration          ISSUER            YES             FOR                  FOR

of the Company Directors

PROPOSAL #5: Election of Members of the Finance                 ISSUER            YES             FOR                  FOR

Committee and the respective substitutes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIM PARTICIPACOES SA

  TICKER:                  N/A                 CUSIP:   P91536105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the extension of the cooperation        ISSUER            YES             FOR                  FOR

 and support agreement, to be signed between telecom

Italia S.P.A. and Tim Celular S.A., with the consent

of the Company

PROPOSAL #2: Amend the Line XX of Article 25 and                ISSUER            YES             FOR                  FOR

Article 31 of the Corporate bylaws of the Company and

 the respective consolidation

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIME WARNER CABLE INC

  TICKER:                  TWC                 CUSIP:   88732J207

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CAROLE BLACK                ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GLENN A. BRITT             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: THOMAS H. CASTRO         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: DAVID C. CHANG             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JAMES E.                       ISSUER            YES             FOR                  FOR

COPELAND, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: PETER R. HAJE               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: DONNA A. JAMES             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: DON LOGAN                      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: N.J. NICHOLAS, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: WAYNE H. PACE               ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: EDWARD D. SHIRLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN E. SUNUNU             ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF AUDITORS                                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TIME WARNER INC.

  TICKER:                  TWX                 CUSIP:   887317303

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JAMES L. BARKSDALE      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM P. BARR           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JEFFREY L. BEWKES        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: STEPHEN F.                   ISSUER            YES             FOR                  FOR

BOLLENBACH

PROPOSAL #1E: ELECTION OF DIRECTOR: FRANK J. CAUFIELD        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT C. CLARK           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MATHIAS DOPFNER           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JESSICA P. EINHORN      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: FRED HASSAN                  ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: MICHAEL A. MILES         ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: KENNETH J. NOVACK        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: DEBORAH C. WRIGHT        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITORS.

PROPOSAL #03: COMPANY PROPOSAL TO APPROVE THE TIME            ISSUER            YES             FOR                  FOR

WARNER INC. 2010 STOCK INCENTIVE PLAN.

PROPOSAL #04: COMPANY PROPOSAL TO APPROVE AN                       ISSUER            YES             FOR                  FOR

AMENDMENT TO THE COMPANY'S BY-LAWS TO PROVIDE THAT

HOLDERS OF AT LEAST 15% OF THE COMBINED VOTING POWER

OF THE COMPANY'S OUTSTANDING CAPITAL STOCK MAY

REQUEST A SPECIAL MEETING OF STOCKHOLDERS.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING SIMPLE      SHAREHOLDER        YES         AGAINST               FOR

MAJORITY VOTE.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING EQUITY      SHAREHOLDER        YES         AGAINST               FOR

RETENTION POLICY.

PROPOSAL #07: STOCKHOLDER PROPOSAL REGARDING ADVISORY   SHAREHOLDER        YES         AGAINST               FOR

 RESOLUTION TO RATIFY COMPENSATION OF NAMED EXECUTIVE

 OFFICERS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TINGYI (CAYMAN ISLANDS) HOLDING CORP

  TICKER:                  N/A                 CUSIP:   G8878S103

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive  the audited accounts and the            ISSUER            YES             FOR                  FOR

reports of the Directors and Auditors for the YE 31

DEC 2009

PROPOSAL #2: Declare the payment of a final dividend         ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #3.1.a: Re-election of  Mr. Takeshi Ida as a        ISSUER            YES             FOR                  FOR

 Director, who retires and authorize the Directors to

 fix their remuneration

PROPOSAL #3.1.b: Re-election of  Mr. Wei Ying-Chiao          ISSUER            YES             FOR                  FOR

as a Director, who retires and authorize the

Directors to fix their remuneration

PROPOSAL #3.1.c: Re-election of  Mr. Lee Tiong-Hock          ISSUER            YES             FOR                  FOR

as a Director, who retires and authorize the

Directors to fix their remuneration

PROPOSAL #3.2: Appointment of Mr. Michihiko Ota  as          ISSUER            YES             FOR                  FOR

Director and authorize the Directors to fix his

remuneration

PROPOSAL #4: Re-appointment of  Auditors of the                 ISSUER            YES             FOR                  FOR

Company and authorize the Directors to fix their

remuneration

PROPOSAL #5: Approve the general mandate for issue of        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #6: Approve the general mandate to                        ISSUER            YES             FOR                  FOR

repurchase shares in the capital of the Company

PROPOSAL #7: Approve that the aggregate nominal                 ISSUER            YES             FOR                  FOR

amount of shares which are repurchased by the Company

 shall be added to the aggregate nominal amount of

the shares which may be allotted pursuant to the

general mandate for issue of shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TITAN CEMENT CO, ATHENS

  TICKER:                  N/A                 CUSIP:   X90766126

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual financial statements         ISSUER             NO              N/A                  N/A

for 2009 along with Board of Director's and Chartered

 Auditors' reports and disposal of profits

PROPOSAL #2: Approve the dismissal of Board of                   ISSUER             NO              N/A                  N/A

Director and Chartered Auditors from every

compensational responsibility for 2009

PROPOSAL #3: Approve the Board of Director's                       ISSUER             NO              N/A                  N/A

remunerations for 2009 and pre-approval of them for

2010

PROPOSAL #4: Election of new Board of Director and            ISSUER             NO              N/A                  N/A

appointment of it's Independent Members

PROPOSAL #5: Approve the validation of the election          ISSUER             NO              N/A                  N/A

of the Audit Committee's Member under Article 37 of

Law 3693/2008 in     replacement of the resigned one

and election of it's ordinary and substitute  members

PROPOSAL #6: Election of Chartered Auditors ordinary         ISSUER             NO              N/A                  N/A

and substitute for 2010 and determination of their

remuneration

PROPOSAL #7: Approve the granting of approval of                ISSUER             NO              N/A                  N/A

share buy back, common and prefered own shares,

pursuant to Article 16 Paragraph 1 of Codified Law

PROPOSAL #8: Authorize, in accordance with Article 23        ISSUER             NO              N/A                  N/A

 Paragraph 1 of Codified Law 2190/1920, the Board of

Director and to company's managers to participate in

  Board of Directors or in the Management of Group's

Companies that pursue the  same or similar scopes

PROPOSAL #9: Approve the enactment of Stock Option            ISSUER             NO              N/A                  N/A

Plan for the acquisition of Company shares by

executive Members of the Board of Directors and the

personnel of the Company and its affiliated

Company's, in accordance with Article 13 Paragraph 13

 of Codified Law 2190/1920 and authorize the Board of

         Director for the determination of the

eligible holders of the way of rights   exercise and

of the rest of Plan's terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TITAN CEMENT CO, ATHENS

  TICKER:                  N/A                 CUSIP:   X90766126

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual financial statements         ISSUER             NO              N/A                  N/A

for the year 2009 with the related reports of the

Board of Directors and the Auditors and of the

distribution of profits

PROPOSAL #2: Approve to release the Board of                       ISSUER             NO              N/A                  N/A

Directors and the Auditors from any liability for

compensation for the year 2009

PROPOSAL #3: Approve the remuneration of the Members         ISSUER             NO              N/A                  N/A

of the Board of Directors for the year 2009 and pre-

approval of the remuneration for the year 2010

PROPOSAL #4: Election of new Board of Directors and          ISSUER             NO              N/A                  N/A

appointment of its Independent Members

PROPOSAL #5: Ratify the election of a Member of the          ISSUER             NO              N/A                  N/A

Audit Committee under Article 37 of Law 3693/2008 in

replacement of a Member who resigned and election of

regular and Substitute Members of said Committee

PROPOSAL #6: Election of Regular and Substitute                 ISSUER             NO              N/A                  N/A

Chartered Auditors for the year 2010 and

determination of their remuneration

PROPOSAL #7: Approve the share buy-back of common and        ISSUER             NO              N/A                  N/A

 preferred own shares, pursuant to Article 16

paragraph 1 of Codified Law 2190/1920

PROPOSAL #8: Grant authority, in accordance with                ISSUER             NO              N/A                  N/A

Article 23 paragraph 1 of Codified Law 2190/1920, to

the Members of the Board of Directors and the Company

 Managers to participate in the Board of Directors or

 in the Management of other Companies of Titan Group

pursuing the same or similar purposes

PROPOSAL #9: Adopt a new stock options plan for the          ISSUER             NO              N/A                  N/A

acquisition of Company shares by Executive Members of

 the Board of Directors and the personnel of the

Company and its affiliated Companies, in accordance

with Article 13 paragraph 13 of Codified Law

2190/1920 and authorize the Board of Directors to

determine the beneficiaries, the manner of exercise

of the options and other terms of the plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TMB BANK PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y57710116

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the minutes of 2009 AGM of                   ISSUER            YES             FOR                  FOR

Shareholders, held on Wednesday, 29 APR 2009

PROPOSAL #2.: Approve the Bank's 2009 operating                 ISSUER            YES             FOR                  FOR

results

PROPOSAL #3.: Approve the balance sheet and income            ISSUER            YES             FOR                  FOR

statement for the YE 31 DEC 2009, and acknowledge the

 allocation of the 2009 net profit to capital fund

and the suspension of dividend payment

PROPOSAL #4.: Elect Directors to replace those                   ISSUER            YES             FOR                  FOR

retires by rotation

PROPOSAL #5.: Approve the Director remuneration for          ISSUER            YES             FOR                  FOR

2010

PROPOSAL #6.: Appoint the Auditor for 2010 to fix the        ISSUER            YES             FOR                  FOR

 audit fee

PROPOSAL #7.: Approve the issuance and offering of            ISSUER            YES             FOR                  FOR

debentures in THB currency within a limit of up to

BAHT 140 Million or the equivalent in foreign

currencies

PROPOSAL #8.: Approve the amendment of the Bank's              ISSUER            YES             FOR                  FOR

Articles of Association

PROPOSAL #9.: Other businesses if any                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TMB BANK PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y57710116

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the Minutes of the 2010 AGM of            ISSUER            YES             FOR                  FOR

shareholders held on Friday, 23 APR 2010

PROPOSAL #2.: Approve the transfer of reserve funds          ISSUER            YES             FOR                  FOR

to compensate for the accumulated losses, the

reduction of the bank's registered and paid up

capital by means of decrease of share par continue to

 02A, 02A : value the amendment to Article 4 of the

bank  Memorandum of Association to be in accordance

with the decrease of registered capital and the

conversion of class b preferred shares to ordinary

shares and the relevant delegation of authority

PROPOSAL #3.A: Approve the offering of the                          ISSUER            YES             FOR                  FOR

400,000,000 newly issued ordinary shares to the

employees of the bank under TMB performance share

PROPOSAL #3.B: Approve the allocation of 400,000,000         ISSUER            YES             FOR                  FOR

newly issued shares of the bank for employees

entitled to be offered more than 5% of all newly

issued shares offered under TMB performance share

PROPOSAL #3.C: Approve the increase of the Bank's              ISSUER            YES             FOR                  FOR

registered capital from THB 41,523,301,555.05 to THB

41,903,301,555.05 by issuing the new ordinary shares

in the number of 400,000,000 shares, at the par value

 of THB 0.95 per share

PROPOSAL #3.D: Amend the Article 4 of the Bank's                ISSUER            YES             FOR                  FOR

Memorandum of Association to be consistent with the

increase of the registered capital of the bank

PROPOSAL #3.E: Approve the allocation of 400,000,000         ISSUER            YES             FOR                  FOR

newly issued shares of the bank

PROPOSAL #4.: Approve the amendment to the Chapter 2         ISSUER            YES             FOR                  FOR

of the Bank's Articles of Association

PROPOSAL #5.: Other businesses [if any]                                ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TNT NV, 'S GRAVENHAGE

  TICKER:                  N/A                 CUSIP:   N86672107

  MEETING DATE:      4/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and announcements                                  ISSUER             NO              N/A                  N/A

PROPOSAL #2: Presentation on 2009 performance by Mr          ISSUER             NO              N/A                  N/A

M.P. Bakker, Chief Executive Officer

PROPOSAL #3: Update and discussion on strategy vision        ISSUER             NO              N/A                  N/A

 2015

PROPOSAL #4: Annual report 2009                                              ISSUER             NO              N/A                  N/A

PROPOSAL #5: Discussion of the Corporate Governance          ISSUER             NO              N/A                  N/A

Chapter in the annual report 2009, Chapter 11

PROPOSAL #6: Adopt the 2009 financial statements                ISSUER            YES             FOR                  FOR

PROPOSAL #7.a: Discussion of the reserves and                     ISSUER             NO              N/A                  N/A

dividend guidelines

PROPOSAL #7.B: Approve the determination and                       ISSUER            YES             FOR                  FOR

distribution of dividend in cash or in shares

PROPOSAL #8: Approve the release from liability of            ISSUER            YES             FOR                  FOR

the Members of the Board of Management

PROPOSAL #9: Approve the release from liability of            ISSUER            YES             FOR                  FOR

the Members of the Supervisory Board

PROPOSAL #10: Approve the remuneration policy of the         ISSUER            YES             FOR                  FOR

Board of Management

PROPOSAL #11.A: Announcement of vacancies in the                ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #11.b: Opportunity for the general meeting          ISSUER             NO              N/A                  N/A

to make recommendations for the re appointment of

Members of the Supervisory Board

PROPOSAL #11.C: Announcement by the Supervisory Board        ISSUER             NO              N/A                  N/A

 of the persons nominated for re appointment

PROPOSAL #12: Reappoint Mr. R. King as a Member of            ISSUER            YES             FOR                  FOR

the Supervisory Board

PROPOSAL #13: Appointment of Mr. J. Wallage as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #14: Announcement of vacancies in the                   ISSUER             NO              N/A                  N/A

Supervisory Board as per the close of the AGM of

shareholders in 2011

PROPOSAL #15: Announcement of the intention of the            ISSUER             NO              N/A                  N/A

Supervisory Board to reappoint Mr. C.H. Van Dalen as

a Member of the Board of Management

PROPOSAL #16: Approve to maintain the large company          ISSUER            YES         AGAINST           AGAINST

regime at the level of TNT N.V

PROPOSAL #17: Approve the extension of the                          ISSUER            YES             FOR                  FOR

designation of the Board of Management as authorized

body to issue ordinary shares

PROPOSAL #18: Approve the extension of the                          ISSUER            YES             FOR                  FOR

designation of the Board of Management as authorized

body to limit or exclude the pre emptive right upon

the issue of ordinary shares

PROPOSAL #19: Authorize the Board of Management to            ISSUER            YES             FOR                  FOR

have the Company acquire its own shares

PROPOSAL #20: Approve the reduction of the issued              ISSUER            YES             FOR                  FOR

capital by cancellation of own shares

PROPOSAL #21: Announcement of the main conclusions of        ISSUER             NO              N/A                  N/A

 the Board of Management and the audit committee from

 the 3 yearly assessment of the functioning of the

external Auditor

PROPOSAL #22: Questions                                                            ISSUER             NO              N/A                  N/A

PROPOSAL #23: Close                                                                   ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOBU RAILWAY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J84162148

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TODA CORPORATION

  TICKER:                  N/A                 CUSIP:   J84377100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOHO CO.,LTD

  TICKER:                  N/A                 CUSIP:   J84764117

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Appoint a                            ISSUER            YES             FOR                  FOR

Supplementary Auditor(s)

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appoint a Supplementary Auditor                       ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOHO GAS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J84850106

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOHO TITANIUM COMPANY,LIMITED

  TICKER:                  N/A                 CUSIP:   J85366102

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOHOKU ELECTRIC POWER COMPANY,INCORPORATED

  TICKER:                  N/A                 CUSIP:   J85108108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Payment of Bonuses to Directors        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Amend Remuneration System for Directors        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Establish Position of Special Director in Focus

on Resources and Environment and Energy Industry

PROPOSAL #6.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Require Disclosure of Corporate Officer

PROPOSAL #7.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Enhance Disclosure of Information

PROPOSAL #8.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Prohibit Hire of Employees from Governmental

Agencies Which Have Close Relationship with the

PROPOSAL #9.: Shareholders' Proposals: Amend Articles        ISSUER            YES         AGAINST               FOR

 to Withdraw from Development Corporation of the

Monju Fast Breeder Reactor

PROPOSAL #10.: Shareholders' Proposals: Amend                     ISSUER            YES         AGAINST               FOR

Articles to Abandon Pluthermal Plan at the Onagawa

Nuclear Power Station (Unit. 3)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKAI CARBON CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J85538106

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKAI RIKA CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J85968105

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

PROPOSAL #5: Authorize Use of Stock Options, and                ISSUER            YES             FOR                  FOR

Allow Board to Authorize Use of Stock Option Plan

PROPOSAL #6: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Directors and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKAI RUBBER INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J86011103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKIO MARINE HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J86298106

  MEETING DATE:      6/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKUYAMA CORPORATION

  TICKER:                  N/A                 CUSIP:   J86506102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #5.1: Shareholders' Proposals: Remove a                ISSUER            YES         AGAINST               FOR

Director

PROPOSAL #5.2: Shareholders' Proposals: Remove a                ISSUER            YES         AGAINST               FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYO BROADCASTING SYSTEM HOLDINGS,INC.

  TICKER:                  N/A                 CUSIP:   J86656105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYO ELECTRON LIMITED

  TICKER:                  N/A                 CUSIP:   J86957115

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYO GAS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J87000105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint an Outside Corporate Auditor             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYO STEEL MANUFACTURING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J88204110

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYO STYLE CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J88247101

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint Accounting Auditors                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

PROPOSAL #5: Authorize Use of Stock Option Plan                  ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYO TATEMONO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J88333117

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Approve Payment of Bonuses to Directors        ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Amend Articles to:Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYU CORPORATION

  TICKER:                  N/A                 CUSIP:   J88720123

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOKYU LAND CORPORATION

  TICKER:                  N/A                 CUSIP:   J88849120

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOLL BROTHERS, INC.

  TICKER:                  TOL                 CUSIP:   889478103

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ZVI BARZILAY                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD G. BOEHNE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD J. BRAEMER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARL B. MARBACH                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE RATIFICATION OF THE RE-APPOINTMENT         ISSUER            YES             FOR                  FOR

OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL

 YEAR.

PROPOSAL #03: THE APPROVAL OF THE PROTECTIVE                       ISSUER            YES             FOR                  FOR

AMENDMENT TO THE COMPANY'S SECOND RESTATED

CERTIFICATE OF INCORPORATION TO RESTRICT CERTAIN

TRANSFERS OF COMMON STOCK IN ORDER TO PRESERVE THE

TAX TREATMENT OF THE COMPANY'S NET OPERATING LOSSES

AND UNREALIZED TAX LOSSES.

PROPOSAL #04: THE APPROVAL OF THE TOLL BROTHERS, INC.        ISSUER            YES             FOR                  FOR

 SECTION 382 RIGHTS AGREEMENT.

PROPOSAL #05: THE APPROVAL OF THE TOLL BROTHERS, INC.        ISSUER            YES             FOR                  FOR

 SENIOR OFFICER BONUS PLAN.

PROPOSAL #06: A STOCKHOLDER PROPOSAL SUBMITTED BY THE   SHAREHOLDER        YES         AGAINST               FOR

 CENTRAL LABORERS' PENSION FUND RELATING TO ADOPTION

OF A POLICY THAT THE BOARD'S CHAIRMAN BE AN

INDEPENDENT DIRECTOR WHO HAS NOT PREVIOUSLY SERVED AS

 AN EXECUTIVE OFFICER OF THE COMPANY.

PROPOSAL #07: A STOCKHOLDER PROPOSAL SUBMITTED BY THE   SHAREHOLDER        YES         ABSTAIN           AGAINST

 OFFICE OF THE COMPTROLLER OF NEW YORK CITY RELATING

TO ADOPTION OF QUANTITATIVE GOALS FOR REDUCTION OF

GREENHOUSE GAS EMISSIONS FROM THE COMPANY'S PRODUCTS

AND OPERATIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOLL HOLDINGS LTD, MELBOURNE VIC

  TICKER:                  N/A                 CUSIP:   Q9104H100

  MEETING DATE:      10/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

statements of the Company and its controlled entities

 for the YE 30 JUN 2009 and the related Directors'

report and the Auditors' report

PROPOSAL #2.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

PROPOSAL #3.: Re-elect Mr. Harry Boon as a Director          ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation in accordance

 with the Article 17 of the Company's Constitution

PROPOSAL #S.4: Approve to renew the proportional                ISSUER            YES             FOR                  FOR

takeover approval provisions contained in Article

8.13 of, and Schedule 2 of, the Constitution for a

further 3 years from their date of expiry on 02 NOV

PROPOSAL #5.: Approve to grant the options and/or              ISSUER            YES             FOR                  FOR

rights to Executives of the Company, under Senior

Executive Option & Right Plan [or any successor

plan], as specified for all purposes including ASX

Listing Rule 7.2 Exception 9(b)

PROPOSAL #6.: Approve, to grant the options up to the        ISSUER            YES             FOR                  FOR

 maximum value of AUD 1,980,000 to Mr. Paul little,

under the Senior Executive Option & Right Plan [or

any successor or amended plan], on the terms as

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOMKINS PLC

  TICKER:                  N/A                 CUSIP:   G89158136

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors' report and                   ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #2: Approve the Remuneration Committee report      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Declare a dividend                                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Re-appoint Mr. D.B. Newlands                             ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-appoint the Independent Auditors                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 Independent Auditors remuneration

PROPOSAL #7: Authorize the allotment of relevant                ISSUER            YES             FOR                  FOR

securities

PROPOSAL #S.8: Authorize the disapplication of pre            ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #9: Authorize the purchases of own shares             ISSUER            YES             FOR                  FOR

PROPOSAL #S.10: Adopt new Articles of association               ISSUER            YES             FOR                  FOR

PROPOSAL #S.11: Authorize the disapplication of                 ISSUER            YES             FOR                  FOR

shareholder rights directive provisions relating to

notice of general meetings

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TON YI INDUSTRIAL CORP

  TICKER:                  N/A                 CUSIP:   Y8895R104

  MEETING DATE:      6/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of monetary loans                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The status of trading financial                   ISSUER             NO              N/A                  N/A

production

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.7 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B61.1: Election of Representatives of Uni-         ISSUER            YES         AGAINST           AGAINST

President Enterprises Corp  73251209 Shareholder

Registry No.84: Chin-Yen Kao, Chang-Sheng Lin, Long-

Yi Lin,     Chih-Hsien Lo, Wen-Long Yang as the

PROPOSAL #B61.2: Election of Representative of Kao            ISSUER            YES         AGAINST           AGAINST

Chyuan Inv. Co., Ltd  22267853  Shareholder Registry

No.218: Xiu-Ling Kao as the Director

PROPOSAL #B61.3: Election of Representative of Toyota        ISSUER            YES         AGAINST           AGAINST

 Tsusho Corporation (ZZZ003792) (Shareholder

Registry No.121511): Masaaki Furukawa as the Director

PROPOSAL #B61.4: Election of Shing-Chi Liang                       ISSUER            YES         AGAINST           AGAINST

(Shareholder Registry No.95) as the Director

PROPOSAL #B62.1: Election of Jun-RenChen (Shareholder        ISSUER            YES         AGAINST           AGAINST

 Registry No.162) as the Supervisor

PROPOSAL #B62.2: Election of Cong-Xian Chang                       ISSUER            YES         AGAINST           AGAINST

(Shareholder Registry No.80) as the Supervisor

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.8: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TONENGENERAL SEKIYU K.K.

  TICKER:                  N/A                 CUSIP:   J8657U110

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Supplementary Auditor                       ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Corporate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOPPAN FORMS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J8931G101

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Adopt Reduction of            ISSUER            YES             FOR                  FOR

Liability System for Outside Directors, Adopt

Reduction of Liability System for Outside Auditors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOPPAN PRINTING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   ADPV12715

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend Articles to: Adopt Reduction of          ISSUER            YES         ABSTAIN           AGAINST

Liability System for Outside Directors

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.22: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.23: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.24: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.25: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #2.26: Appoint a Director                                         ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #4.: Amend the Compensation to be received          ISSUER            YES         ABSTAIN           AGAINST

by Corporate Auditors

PROPOSAL #5.: Approve Renewal of Countermeasures to          ISSUER            YES         ABSTAIN           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TORAY INDUSTRIES,INC.

  TICKER:                  N/A                 CUSIP:   J89494116

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.23: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.24: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.25: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.26: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.27: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.28: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TORCHMARK CORPORATION

  TICKER:                  TMK                 CUSIP:   891027104

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHARLES E. ADAIR                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LLOYD W. NEWTON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DARREN M. REBELEZ                                ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF AUDITORS                                    ISSUER            YES             FOR                  FOR

PROPOSAL #3: AMENDMENT OF BY-LAWS AND CERTIFICATE OF         ISSUER            YES             FOR                  FOR

INCORPORATION REMOVE SUPERMAJORITY VOTING REQUIRMENTS

PROPOSAL #4: AMENDMENT OF CERTIFICATE OF                              ISSUER            YES             FOR                  FOR

INCORPORATION TO REPEAL FAIR PRICE PROVISION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TORONTO DOMINION BANK

  TICKER:                  N/A                 CUSIP:   891160509

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of William E. Bennett as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Hugh J. Bolton as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of John L. Bragg as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of W. Edmund Clark as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Wendy K. Dobson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Elections of Henry H. Ketcham as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.7: Elections of Pierre H. Lessard as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Elections of Brian M. Levitt as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Elections of Harold H. MacKay as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Elections of Irene R. Miller as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Elections of Nadir H. Mohamed as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Elections of Wilbur J. Prezzano as a         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Elections of Helen K. Sinclair as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.14: Elections of Carole S. Taylor as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.15: Elections of John M. Thompson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Re-appointment of Ernst & Young LLP as          ISSUER            YES             FOR                  FOR

the Auditor

PROPOSAL #3: Approve to executive compensation                   ISSUER            YES             FOR                  FOR

disclosure in the Report of the Management Resources

Committee and Approach to Compensation sections as

specified

PROPOSAL #4: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve the compensation

disclosed in the report of the Management Resource

Committee and approach to compensation sections of

the accompanying management proxy circular

PROPOSAL #5: PLEASE NOTE THAT THIS RESOLUTION IS A            ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve the shareholder

proposals set out in Schedule A to the accompanying

management proxy circular

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOSHIBA CORPORATION

  TICKER:                  N/A                 CUSIP:   J89752117

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Reduction of Legal Reserve                ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding answers by

the Company to questions from shareholders

PROPOSAL #4.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding exercise of

voting rights at general meetings of shareholders

PROPOSAL #5.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding claims for

damages against the directors

PROPOSAL #6.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding disclosure of

 the sanction imposed on the officers (directors and

executive officers)

PROPOSAL #7.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding disclosure of

 the facts of improper billing and unfair receipt of

the research labor expenses for the research

commissioned by the New Energy and Industrial

Technology Development Organization (NEDO)

PROPOSAL #8.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding disclosure of

 personalized information of each director and

executive officer of the Company

PROPOSAL #9.: Shareholders' Proposals: Amendments to         ISSUER            YES         AGAINST               FOR

the Articles of Incorporation regarding individual

disclosure of information of each advisor to the

board, advisor and shayu of the Company

PROPOSAL #10.: Shareholders' Proposals: Amendments to        ISSUER            YES         AGAINST               FOR

 the Articles of Incorporation regarding disclosure

of information concerning employees who entered the

Company from a ministry or agency of government or

other public organizations

PROPOSAL #11.: Shareholders' Proposals: Amendments to        ISSUER            YES         AGAINST               FOR

 the Articles of Incorporation regarding conditions

of employment for temporary employees

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOSHIBA TEC CORPORATION

  TICKER:                  N/A                 CUSIP:   J89903108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOSOH CORPORATION

  TICKER:                  N/A                 CUSIP:   J90096116

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.1: Appoint a Supplementary Auditor                    ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Supplementary Auditor                    ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL ACCESS COMMUNICATION PUBLIC CO LTD

  TICKER:                  N/A                 CUSIP:   Y8904F141

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the minutes of the 2009 AGM of              ISSUER            YES         ABSTAIN           AGAINST

shareholders held on 30 APR 2009

PROPOSAL #2: Acknowledge the annual report on the              ISSUER            YES         ABSTAIN           AGAINST

business operation of the Company for 2009

PROPOSAL #3: Approve the consolidated audited                     ISSUER            YES         ABSTAIN           AGAINST

financial statements of the Company as at 31 DEC 2009

PROPOSAL #4: Approve the annual dividend payment               ISSUER            YES         ABSTAIN           AGAINST

with respect to the 2009 results

PROPOSAL #5: Approve the election of the Directors             ISSUER            YES         ABSTAIN           AGAINST

PROPOSAL #6: Approve the remuneration of the                       ISSUER            YES         ABSTAIN           AGAINST

Directors for 2010

PROPOSAL #7: Approve the appointment of the Auditors         ISSUER            YES         ABSTAIN           AGAINST

of the Company and determination of their remuneration

PROPOSAL #8: Approve the renewal of the general                 ISSUER            YES         ABSTAIN           AGAINST

mandate for interested person transactions

PROPOSAL #9: Approve the issuance of new debentures           ISSUER            YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL S A

  TICKER:                  N/A                 CUSIP:   F92124100

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's financial                   ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements

PROPOSAL #O.3: Approve the allocation of the profit,         ISSUER            YES             FOR                  FOR

setting of the dividend

PROPOSAL #O.4: Approve the Agreements pursuant to              ISSUER            YES             FOR                  FOR

Article L. 225-38 of the Commercial Code

PROPOSAL #O.5: Approve the commitments pursuant to            ISSUER            YES         AGAINST           AGAINST

Article L. 225-42 of the Commercial Code

PROPOSAL #O.6: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

proceed with the Company's shares

PROPOSAL #O.7: Approve the renewal of Mr. Thierry              ISSUER            YES             FOR                  FOR

Desmarest's term as Board Member

PROPOSAL #O.8: Approve the renewal of Mr. Thierry de         ISSUER            YES         AGAINST           AGAINST

Rudder's term as Board Member

PROPOSAL #O.9: Appointment of Mr. Gunnar Brock as a          ISSUER            YES             FOR                  FOR

Board Member

PROPOSAL #O.10: Appointment of Mr. Claude Clement as         ISSUER            YES             FOR                  FOR

a Board Member to represent the Employees

Shareholders pursuant to Article 11 of the Statutes

PROPOSAL #O.11: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Philippe Marchandise representing the Employees who

are shareholders of the Company for a 3-year period

[In accordance with Article 11 of the bylaws, only

one of the recommended Directors in resolutions 10,

11 and 12 will be elected]

PROPOSAL #O.12: PLEASE NOTE THAT THIS RESOLUTION IS A        ISSUER            YES         AGAINST               FOR

 SHAREHOLDER PROPOSAL: Appointment as Director, Mr.

Mohammed Zaki representing the Employees who are

shareholders of the Company for a 3-year period [In

accordance with Article 11 of the bylaws, only one of

 the recommended Directors in resolutions 10, 11 and

12 will be elected]

PROPOSAL #O.13: Approve the renewal of the Cabinet            ISSUER            YES             FOR                  FOR

Ernst and Young Audit as permanent statutory Auditor

PROPOSAL #O.14: Approve the Cabinet KPMG Audit as              ISSUER            YES             FOR                  FOR

permanent statutory Auditor

PROPOSAL #O.15: Appointment of Cabinet Auditex as the        ISSUER            YES             FOR                  FOR

 substitute statutory Auditor

PROPOSAL #O.16: Appointment of Cabinet KPMG Audit              ISSUER            YES             FOR                  FOR

I.S. as the substitute statutory Auditor

PROPOSAL #E.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital with preferential subscription

rights of the Shareholders, by issuing common shares

or any securities giving access to the capital by

incorporation of premiums, reserves, profits or others

PROPOSAL #E.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital, with

cancellation of preferential subscription rights

PROPOSAL #E.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital by issuing common shares or any

securities giving access to the capital as

remuneration for the contributions in kind granted to

 the Company

PROPOSAL #E.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the capital in accordance to Article L.

3332-18 et seq. of the Code of Labor

PROPOSAL #E.21: Approve the authorization to grant            ISSUER            YES             FOR                  FOR

options to subscribe or purchase Company's shares to

some Collaborators of the group as well as to

Officers of the Company or Companies of the group

PROPOSAL #E.A: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: Approve to add a new paragraph

to the end of Article 9 of the Articles of

Association as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTAL SYSTEM SERVICES, INC.

  TICKER:                  TSS                 CUSIP:   891906109

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD E. ANTHONY      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: SIDNEY E. HARRIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: MASON H. LAMPTON         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN T. TURNER             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: M. TROY WOODS               ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JAMES D. YANCEY           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: REBECCA K.                   ISSUER            YES             FOR                  FOR

YARBROUGH

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS TSYS' INDEPENDENT AUDITOR FOR THE YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOTO LTD.

  TICKER:                  N/A                 CUSIP:   J90268103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve Continuance of the Policy                 ISSUER            YES         AGAINST           AGAINST

Regarding Large-scale Purchases of the Company's

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOWER AUSTRALIA GROUP LTD

  TICKER:                  N/A                 CUSIP:   Q9155R106

  MEETING DATE:      2/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the remuneration report  which              ISSUER            YES             FOR                  FOR

forms part of the Directors' Report  for the FYE 30

SEP 2009

PROPOSAL #2: Re-elect Mr. Robert Thomas as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires by rotation in

accordance with the Company's Constitution

PROPOSAL #3: Re-elect Mr. Ralph Pliner as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation in accordance

 with the Company's Constitution

PROPOSAL #4: Approve that the maximum annual                       ISSUER            YES             FOR                  FOR

aggregate amount of remuneration that the Non-

Executive Directors are entitled to be paid for their

 services as Directors out of the funds of the

Company under Paragraph 21.1 of the Constitution be

increased by AUD 200,000 to AUD 1,100,000, for the

purposes of Paragraph 21.1 of the Company's

Constitution and ASX Listing Rule 10.17

PROPOSAL #5: Approve, for the purposes of ASX Listing        ISSUER            YES             FOR                  FOR

 Rule 10.14 and all other purposes, the grant of

288,000 Performance Share Rights to Jim Minto,

Managing Director of the Company, under the TOWER

Executive Share and Option Plan  Plan , subject to

the Rules of the Plan and in the manner described in

the Explanatory Memorandum

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYO SEIKAN KAISHA,LTD.

  TICKER:                  N/A                 CUSIP:   J92289107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYO SUISAN KAISHA,LTD.

  TICKER:                  N/A                 CUSIP:   J92547132

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Supplementary Auditor                       ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOBO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J90741133

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve Capital Reserves Reduction                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYODA GOSEI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J91128108

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.23: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.24: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

PROPOSAL #5: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan

PROPOSAL #6: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors and Corporate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOTA AUTO BODY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J92590108

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Authorize Use of Stock Options                         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

PROPOSAL #6: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Retiring Directors and Corporate

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOTA BOSHOKU CORPORATION

  TICKER:                  N/A                 CUSIP:   J91214106

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

PROPOSAL #4: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan, and Allow Board to Authorize Use of

Stock Options

PROPOSAL #5: Approve Provision of Retirement                       ISSUER            YES             FOR                  FOR

Allowance for Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOTA INDUSTRIES CORPORATION

  TICKER:                  N/A                 CUSIP:   J92628106

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Authorize Use of Stock Options, and                ISSUER            YES             FOR                  FOR

Allow Board to Authorize Use of Stock Option Plan

PROPOSAL #5: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Corporate Auditors, and Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current  Corporate Auditors

PROPOSAL #6: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Corporate Auditors

PROPOSAL #7: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOTA MOTOR CORPORATION

  TICKER:                  N/A                 CUSIP:   J92676113

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Distribution of Surplus                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Elect a Director                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.19: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.20: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.21: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.22: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.23: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.24: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.25: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.26: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #2.27: Elect a Director                                            ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Elect a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Elect a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.3: Elect a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Approve Issuance of Stock Acquisition          ISSUER            YES             FOR                  FOR

Rights for the Purpose of Granting Stock Options

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TOYOTA TSUSHO CORPORATION

  TICKER:                  N/A                 CUSIP:   J92719111

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

PROPOSAL #5: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan

PROPOSAL #6: Approve Purchase of Own Shares                         ISSUER            YES             FOR                  FOR

PROPOSAL #7: Approve Retirement Allowance for                     ISSUER            YES         AGAINST           AGAINST

Retiring Corporate Auditors, and Payment of Accrued

Benefits associated with Abolition of Retirement

Benefit System for Current Corporate Auditors

PROPOSAL #8: Amend the Compensation to be received by        ISSUER            YES             FOR                  FOR

 Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TPV TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   G8984D107

  MEETING DATE:      11/25/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the New Supply Caps in respect         ISSUER            YES             FOR                  FOR

of the aggregate transaction amounts pursuant to the

Supply Agreement for each of the financial years

ending 31 DEC 2010, 31 DEC 2011, 31 DEC 2012, 31 DEC

2013, 31 DEC 2014 and 31 DEC 2015, respectively as

specified

PROPOSAL #2.: Approve and ratify the continuing                 ISSUER            YES             FOR                  FOR

connected transactions carried out by the Group with

Philips and/or its associates under the Component

Sourcing Agreement since the expiry of the Component

Sourcing Agreement on 05 SEP 2008

PROPOSAL #3.: Approve and ratify the New Component            ISSUER            YES             FOR                  FOR

Sourcing Agreement to be entered into between the

Company and Philips and the fixing of the respective

annual caps of the New Component Sourcing Caps for

the period between 06 SEP 2008 and 31 DEC 2008 and

for each of the financial years ending 31 DEC 2009,

31 DEC 2010 and 31 DEC 2011 as specified

PROPOSAL #4.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

acting together or by Committee, or any Director

acting individually, to do on behalf of the Company

whatever he or they may, in his/their absolute

discretion, consider necessary, desirable or

expedient for the purposes of, or in connection with,

 the performance and implementation by the Company of

 the New Supply Caps, the New Component Sourcing

Agreement [including the New Component Sourcing Caps]

 and any other documents relating thereto or

contemplated thereby [in each case amended if

necessary] and to make or agree such alterations,

amendments and additions thereto as the Director(s)

may, in his/their absolute discretion, consider

necessary, desirable or expedient in the interests of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TPV TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   G8984D107

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the component sourcing agreement        ISSUER            YES             FOR                  FOR

 entered into between the Company and Mitsui  details

 of which are contained on pages 5 to 7 of the

circular issued by the Company dated 31 MAR 2010, a

copy of which has been produced to this SGM marked A

and signed by the chairman of the SGM for the purpose

 of identification  the Circular  be and is hereby

approved, ratified and confirmed AND the fixing of

the respective Component Sourcing Caps for each of

the financial years ending 31 DEC 2010, 31 DEC 2011

and 31 DEC 2012 details of which are contained on

page 7 of the Circular  be and are hereby ratified,

approved and confirmed and the Directors of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TPV TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   G8984D107

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited accounts and the              ISSUER            YES             FOR                  FOR

reports of the Directors and of the Auditors for the

YE 31 DEC 2009

PROPOSAL #2: Approve the payment of a final dividend         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Re-election of Dr. Hsuan, Jason as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.2: Re-election of Mr. Chan Boon-Teong as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.3: Re-election of Dr. Ku Chia-Tai as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.4: Re-election of Mr. Liu Liehong as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.5: Re-election of Ms. Wu Qun as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Re-election of Mr. Xu Haihe as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.7: Re-election of Mr. Du Heping as a                ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #3.8: Re-election of Tam Man Chi as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.9: Authorize the Board of Directors to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Auditors of the Company and authorize the Board of

Directors to fix their remuneration

PROPOSAL #5: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

repurchase the Company's own shares

PROPOSAL #6: Authorize the Board of Directors to                ISSUER            YES             FOR                  FOR

issue new shares of the Company

PROPOSAL #7: Approve the inclusion of the aggregate          ISSUER            YES             FOR                  FOR

nominal amount of shares repurchased by the Company

to the mandate granted under Resolution No. 6

PROPOSAL #8: Approve the refreshment of the 10% limit        ISSUER            YES             FOR                  FOR

 of the share option scheme adopted by the Company on

 15 MAY 2003

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRACTEBEL ENERGIA SA, FLORIANOPOLIS

  TICKER:                  N/A                 CUSIP:   P9208W103

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to take the accounts of the                ISSUER            YES             FOR                  FOR

Directors, to examine, discuss and vote the financial

 statements relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the capital budget for retention        ISSUER            YES             FOR                  FOR

 of profit

PROPOSAL #3: Approve the destination of the year end         ISSUER            YES             FOR                  FOR

results and to distribute dividends

PROPOSAL #4: Approve to deliberate on the                            ISSUER            YES         AGAINST           AGAINST

participation of the employees in the relating to FYE

 31 DEC 2009

PROPOSAL #5: Approve to set the directors and finance        ISSUER            YES         AGAINST           AGAINST

 committee global remuneration

PROPOSAL #6: Election of the members of the finance          ISSUER            YES             FOR                  FOR

committee and substitutes

PROPOSAL #7: Approve to take cognizance of the                   ISSUER            YES             FOR                  FOR

resignation of a substitute of the Board of Directors

PROPOSAL #8: Election of the members of the Board of         ISSUER            YES             FOR                  FOR

Directors and substitutes

PROPOSAL #9: Approve to decide on the newspapers in          ISSUER            YES             FOR                  FOR

which company notices will be published

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRACTEBEL ENERGIA SA, FLORIANOPOLIS

  TICKER:                  N/A                 CUSIP:   P9208W103

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the renewal of the contract for         ISSUER            YES             FOR                  FOR

the provison of services of services with the

controlling shareholder Suez Tractebel S.A.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSALTA CORP

  TICKER:                  N/A                 CUSIP:   89346D107

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of William D. Anderson as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.2: Election of Stephen L. Baum as a                 ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.3: Election of Timothy W. Faithfull as a         ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.4: Election of Gordon D. Giffin as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.5: Election of C. Kent Jesperse as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.6: Election of Michael M. Kanovsky as a          ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.7: Election of Donna S. Kaufman as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.8: Election of Gordon S. Lackenbauer as a        ISSUER            YES             FOR                  FOR

 Director for the ensuing year

PROPOSAL #1.9: Election of Karen E. Maidment as a              ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.10: Election of Martha C. Piper as a                ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #1.11: Election of Stephen G. Snyder as a            ISSUER            YES             FOR                  FOR

Director for the ensuing year

PROPOSAL #2: Appointment of Ernst & Young LLP as the         ISSUER            YES             FOR                  FOR

Auditors at a remuneration to be

PROPOSAL #3: Amend the Company's Share Option Plan,          ISSUER            YES             FOR                  FOR

as specified

PROPOSAL #4: Amend the Company's Performance Share            ISSUER            YES             FOR                  FOR

Ownership Plan, as specified

PROPOSAL #5: Ratify and approving the Shareholder              ISSUER            YES             FOR                  FOR

Rights Plan, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSATLANTIC HOLDINGS, INC.

  TICKER:                  TRH                 CUSIP:   893521104

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: STEPHEN P. BRADLEY      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: IAN H. CHIPPENDALE      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN G. FOOS                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: REUBEN JEFFERY III      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOHN L. MCCARTHY         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBERT F. ORLICH         ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RICHARD S. PRESS         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS R. TIZZIO         ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO ADOPT THE TRANSATLANTIC              ISSUER            YES             FOR                  FOR

HOLDINGS, INC. 2010 U.K. SHARESAVE PLAN.

PROPOSAL #03: PROPOSAL TO AMEND THE TRANSATLANTIC              ISSUER            YES             FOR                  FOR

HOLDINGS, INC. 2007 EXECUTIVE BONUS PLAN.

PROPOSAL #04: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSCANADA CORP

  TICKER:                  N/A                 CUSIP:   89353D107

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of K.E. Benson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Election of D.H. Burney as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Election of W.K. Dobson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Election of E.L. Draper as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Election of P. Gauthier as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Election of K.L. Hawkins as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Election of S.B. Jackson as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Election of P.L. Joskow as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Election of H.N. Kvisle as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Election of J.A. MacNaughton as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.11: Election of D.P. O'Brien as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Election of W.T. Stephens as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.13: Election of D.M.G. Stewart as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP, Chartered                 ISSUER            YES             FOR                  FOR

Accountants as the Auditors and authorize

PROPOSAL #3: Amend the Stock Option Plan, as specified      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Ratify and approve the Shareholder                 ISSUER            YES             FOR                  FOR

Rights Plan, as specified

PROPOSAL #5: Approve TransCanada Corporation's                   ISSUER            YES             FOR                  FOR

approach to executive compensation, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSCEND INFORMATION INC

  TICKER:                  N/A                 CUSIP:   Y8968F102

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of monetary loans                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The status of the 2009 local unsecured        ISSUER             NO              N/A                  N/A

 convertible bonds

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 6 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.6: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of incorporation

PROPOSAL #B.7: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSOCEAN, LTD.

  TICKER:                  RIG                 CUSIP:   H8817H100

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT, THE        ISSUER            YES             FOR                  FOR

 CONSOLIDATED FINANCIAL STATEMENTS OF TRANSOCEAN LTD.

 FOR FISCAL YEAR 2009.

PROPOSAL #02: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS & EXECUTIVE OFFICERS FROM LIABILITY FOR

ACTIVITIES DURING FISCAL YEAR 2009.

PROPOSAL #03: APPROPRIATION OF AVAILABLE EARNINGS FOR        ISSUER            YES             FOR                  FOR

 FISCAL YEAR 2009 TO BE CARRIED FORWARD.

PROPOSAL #04: CHANGE OF THE COMPANY'S PLACE OF                   ISSUER            YES             FOR                  FOR

INCORPORATION IN SWITZERLAND.

PROPOSAL #05: RENEWAL OF THE COMPANY'S AUTHORIZED              ISSUER            YES             FOR                  FOR

SHARE CAPITAL.

PROPOSAL #06: DISTRIBUTION TO SHAREHOLDERS IN THE              ISSUER            YES             FOR                  FOR

FORM OF A PAR VALUE REDUCTION.

PROPOSAL #07: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

ASSOCIATION TO REFLECT THE SWISS FEDERAL ACT ON

INTERMEDIATED SECURITIES.

PROPOSAL #8A: ELECTION OF DIRECTOR: STEVEN L. NEWMAN.        ISSUER            YES             FOR                  FOR

PROPOSAL #8B: REELECTION OF DIRECTOR: THOMAS W. CASON.      ISSUER            YES             FOR                  FOR

PROPOSAL #8C: REELECTION OF DIRECTOR: ROBERT M.                 ISSUER            YES             FOR                  FOR

SPRAGUE.

PROPOSAL #8D: REELECTION OF DIRECTOR: J. MICHAEL                ISSUER            YES             FOR                  FOR

TALBERT.

PROPOSAL #8E: REELECTION OF DIRECTOR: JOHN L.                     ISSUER            YES             FOR                  FOR

WHITMIRE.

PROPOSAL #09: APPOINTMENT OF ERNST & YOUNG LLP AS THE        ISSUER            YES             FOR                  FOR

 COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSOCEAN, LTD.

  TICKER:                  RIG                 CUSIP:   H8817H100

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT, THE        ISSUER            YES             FOR                  FOR

 CONSOLIDATED FINANCIAL STATEMENTS OF TRANSOCEAN LTD.

 FOR FISCAL YEAR 2009.

PROPOSAL #02: DISCHARGE OF THE MEMBERS OF THE BOARD          ISSUER            YES             FOR                  FOR

OF DIRECTORS & EXECUTIVE OFFICERS FROM LIABILITY FOR

ACTIVITIES DURING FISCAL YEAR 2009.

PROPOSAL #03: APPROPRIATION OF AVAILABLE EARNINGS FOR        ISSUER            YES             FOR                  FOR

 FISCAL YEAR 2009 TO BE CARRIED FORWARD.

PROPOSAL #04: CHANGE OF THE COMPANY'S PLACE OF                   ISSUER            YES             FOR                  FOR

INCORPORATION IN SWITZERLAND.

PROPOSAL #05: RENEWAL OF THE COMPANY'S AUTHORIZED              ISSUER            YES             FOR                  FOR

SHARE CAPITAL.

PROPOSAL #06: DISTRIBUTION TO SHAREHOLDERS IN THE              ISSUER            YES             FOR                  FOR

FORM OF A PAR VALUE REDUCTION.

PROPOSAL #07: AMENDMENTS TO THE ARTICLES OF                        ISSUER            YES             FOR                  FOR

ASSOCIATION TO REFLECT THE SWISS FEDERAL ACT ON

INTERMEDIATED SECURITIES.

PROPOSAL #8A: ELECTION OF DIRECTOR: STEVEN L. NEWMAN.        ISSUER            YES             FOR                  FOR

PROPOSAL #8B: REELECTION OF DIRECTOR: THOMAS W. CASON.      ISSUER            YES             FOR                  FOR

PROPOSAL #8C: REELECTION OF DIRECTOR: ROBERT M.                 ISSUER            YES             FOR                  FOR

SPRAGUE.

PROPOSAL #8D: REELECTION OF DIRECTOR: J. MICHAEL                ISSUER            YES             FOR                  FOR

TALBERT.

PROPOSAL #8E: REELECTION OF DIRECTOR: JOHN L.                     ISSUER            YES             FOR                  FOR

WHITMIRE.

PROPOSAL #09: APPOINTMENT OF ERNST & YOUNG LLP AS THE        ISSUER            YES             FOR                  FOR

 COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRANSURBAN GROUP, MELBOURNE VIC

  TICKER:                  N/A                 CUSIP:   Q9194A106

  MEETING DATE:      10/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial reports,                       ISSUER             NO              N/A                  N/A

Directors' reports, the responsible entity's report

and the Auditor's reports contained within the

Transurban Group Annual Report for the YE 30 JUN 2009

PROPOSAL #2.a: Re-elect Neil Chatfield as a Director,        ISSUER            YES             FOR                  FOR

 who retires in accordance with Rule 35(b) of the

Constitution

PROPOSAL #2.b: Re-elect Rodney Slater as a Director,         ISSUER            YES             FOR                  FOR

who retires in accordance with Rule 35(b) of the

Constitution

PROPOSAL #2.c: Re-elect Bob Edgar as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with Rule 35(b) of the

Constitution

PROPOSAL #2.d: Re-elect Jennifer Eve as a Director,          ISSUER            YES             FOR                  FOR

who retires in accordance with Bye-law 46.7 of the

TIL Bye-laws

PROPOSAL #3.: Approve the remuneration report for the        ISSUER            YES         AGAINST           AGAINST

 FYE 30 JUN 2009

PROPOSAL #4.: Appoint PricewaterhouseCoopers as the          ISSUER            YES             FOR                  FOR

Auditor of TIL and authorize the Directors of TIL to

fix the Auditor's remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRAVELSKY TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   Y8972V101

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the form and substance of the          ISSUER            YES             FOR                  FOR

agreement [Southern Airline Services Agreement] dated

 07 MAY 2009 [as specified] and made between the

Company and China Southern Airlines Company Limited

[as specified][Southern Airlines] in relation to the

provision of the Technology Services [as specified]

to Southern Airlines [including Chongqing Airlines

Company Limited [as specified] and Xiamen Airlines

Company Limited [as specified]] by the Group [as

defined in the Circular] and all the transactions

contemplated thereby, and the annual caps [as defined

 in the Circular] for the transactions contemplated

under the Southern Airline Services Agreement for the

 YE 31 DEC 2009 as shown in the circular, and

authorize the Directors of the Company to take any

step as they consider necessary, desirable or

expedient in connection with the Southern Airline

Services Agreement and the transactions contemplated

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRAVELSKY TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   Y8972V101

  MEETING DATE:      12/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 Year term ending 31 DEC 2012 to the Directors of

 the Company [the Directors] to carry out the Air

China Transactions [as specified] and all the

transactions contemplated thereunder; and the Annual

Caps [as specified] for the transactions contemplated

 under the Air China Transactions for each of the

three years ending 31 DEC 2012 as shown in the

Circular, and authorize the Directors to take any

step as they consider necessary, desirable or

expedient in connection with the Air China

Transactions and the transactions contemplated

PROPOSAL #2.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 Year term ending 31 DEC 2012 to the Directors to

 carry out the Southern Airlines Transactions [as

specified] and all the transactions contemplated

thereunder; and the Annual Caps for the transactions

contemplated under the Southern Airlines Transactions

 for each of the three years ending 31 DEC 2012 as

shown in the Circular, and authorize the Directors to

 take any step as they consider necessary, desirable

or expedient in connection with the Southern Airlines

 Transactions and the transactions contemplated

thereunder

PROPOSAL #3.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 year term ending 31 DEC 2012 to the Directors to

 carry out the Lucky Airlines Transactions [as

specified] and all the transactions contemplated

thereunder; and the Annual Caps for the transactions

contemplated under the Lucky Airlines Transactions

for each of the three years ending 31 DEC 2012 as

shown in the Circular, and authorize the Directors to

 take any step as they consider necessary, desirable

or expedient in connection with the Lucky Airlines

Transactions and the transactions contemplated

thereunder

PROPOSAL #4.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 year term ending 31 DEC 2012 to the Directors to

 carry out the Shandong Airlines Transactions [as

specified] and all the transactions contemplated

thereunder; and the Annual Caps for the transactions

contemplated under the Shandong Airlines Transactions

 for each of the 3 years ending 31 DEC 2012 as shown

in the Circular, and authorize the Directors to take

any step as they consider necessary, desirable or

expedient in connection with the Shandong Airlines

Transactions and the transactions contemplated

thereunder

PROPOSAL #5.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 year term ending 31 DEC 2012 to the Directors to

 carry out the Eastern Airlines Transactions [as

specified] and all the transactions contemplated

thereunder; and the Annual Caps for the transactions

contemplated under the Eastern Airlines Transactions

for each of the three years ending 31 DEC 2012 as

shown in the Circular, and authorize the Directors to

 take any step as they consider necessary, desirable

or expedient in connection with the Eastern Airlines

Transactions and the transactions contemplated

thereunder

PROPOSAL #6.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 year term ending 31 DEC 2012 to the Directors to

 carry out the Macau Airlines Transactions [as

specified] and all the transactions contemplated

thereunder; and the Annual Caps for the transactions

contemplated under the Macau Airlines Transactions

for each of the three years ending 31 DEC 2012 as

shown in the Circular, and authorize the Directors to

 take any step as they consider necessary, desirable

or expedient in connection with the Macau Airlines

Transactions and the transactions contemplated

thereunder

PROPOSAL #7.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 year term ending 31 DEC 2012 to the Directors to

 carry out the Xiamen Airlines Transactions [as

specified] and all the transactions contemplated

thereunder; and the Annual Caps for the transactions

contemplated under the Xiamen Airlines Transactions

for each of the three years ending 31 DEC 2012 as

shown in the Circular, and authorize the Directors to

 take any step as they consider necessary, desirable

or expedient in connection with the Xiamen Airlines

Transactions and the transactions contemplated there

under

PROPOSAL #8.: Approve to grant a general mandate with        ISSUER            YES             FOR                  FOR

 a 3 year term ending 31 DEC 2012 to the Directors to

 carry out the Hainan Airlines Transactions [as

specified] and all the transactions contemplated

thereunder; and the Annual Caps for the transactions

contemplated under the Hainan Airlines Transactions

for each of the 3 years ending 31 DEC 2012 as shown

in the Circular, and authorize the Directors to take

any step as they consider necessary, desirable or

expedient in connection with the Hainan Airlines

Transactions and the transactions contemplated

thereunder

PROPOSAL #9.: Approve the form and substance of the          ISSUER            YES             FOR                  FOR

agreement [New Network Services Agreement] dated 04

NOV 2009 [as specified] and made between 1] the

Company; 2] Yunnan TravelSky Airport Technology

Limited; 3] Heilongjiang Travel Sky Airport

Technology Limited; 4] Dalian TravelSky Airport

Technology Limited; 5] Hebei TravelSky Airport

Technology Limited; 6] TravelSky Technology [Hong

Kong] Limited; 7] Travel Sky Technology [Singapore]

Limited; 8] TravelSky Technology [Japan] Limited; 9]

TravelSky Technology [Korea] Limited; 10] InfoSky

Technology Company Limited; 11] Shanghai TravelSky

Information Technology Limited; 12] Guangzhou

TravelSky Information Technology Limited; 13]

Shanghai Civil Aviation East China Cares System

Integration Company Limited; 14] Shanghai Dongmei

Aviation Tourism Online Company Limited; 15] Aviation

 Cares of Southwest Chengdu Limited;16] Civil

Aviation Cares of Qingdao Limited; 17] Hainan Civil

Aviation Cares Company Limited; 18] Cares Hubei

Company Limited; 19] Cares Chongqing Information

Technology Company Limited; 20] Aviation Cares of

Yunnan Information Company Limited; 21] Civil

Aviation Cares of Xiamen Limited; 22] Civil Aviation

Cares of Xi'an Limited; 23] Civil Aviation Cares

Technology of Xinjiang Limited; 24] Shenyang Civil

Aviation Cares of Northeast China, Limited; 25] Cares

 Shenzhen Company Limited; and 26] Guangzhou Airport

Airspan Information Technology Company Limited in

relation to the provision of network services as more

 particularly set out in the Circular and all the

transactions contemplated thereunder; and approve the

 Annual Caps for the transactions contemplated under

the New Network Services Agreement between the

Company and the Connected Service Companies for each

of the three years ending 31 DEC 2012 as shown in the

 Circular, and authorize the Directors to take any

step as they consider necessary, desirable or

expedient in connection with the New Network Services

PROPOSAL #10.: Approve to renew the Sichuan Airline          ISSUER            YES             FOR                  FOR

Services Agreement [as specified] [a copy of which

has been produced to the meeting marked Band signed

by the chairman of the meeting for the purpose of

identification] for a further term of 1 year from 01

JAN 2010 to 31 DEC 2010 in relation to provision of

technology services as more particularly set out in

the Circular and all the transactions contemplated

thereunder; and the Annual Cap for the transactions

contemplated under the Sichuan Airline Services

Agreement for the year ending 31 DEC 2010 as shown in

 the Circular, and authorize the Directors to take

any step as they consider necessary, desirable or

expedient in connection with the Sichuan Airline

Services Agreement and the transactions contemplated

thereunder

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRAVELSKY TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   Y8972V101

  MEETING DATE:      3/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Re-elect Mr. Xu Qiang as an Executive         ISSUER            YES             FOR                  FOR

Director for a term of 3 years with effect from the

conclusion of the EGM, and authorize the Board on

behalf of the Company to execute necessary documents

including the Service Contract with such elected

Director and determine his remuneration

PROPOSAL #1.B: Re-elect Mr. Cui Zhixiong as an                   ISSUER            YES             FOR                  FOR

Executive Director for a term of 3 years with effect

from the conclusion of the EGM, and authorize the

Board on behalf of the Company to execute necessary

documents including the Service Contract with such

elected Director and determine his remuneration

PROPOSAL #1.C: Re-elect Mr. Xiao Yinhong as an                   ISSUER            YES             FOR                  FOR

Executive Director for a term of 3 years with effect

from the conclusion of the EGM, and authorize the

Board on behalf of the Company to execute necessary

documents including the Service Contract with such

elected Director and determine his remuneration

PROPOSAL #1.D: Re-elect Mr. Wang Quanhua as a Non-             ISSUER            YES             FOR                  FOR

Executive Director for a term of 3 years with effect

from the conclusion of the EGM, and authorize the

Board on behalf of the Company to execute necessary

documents including the Service Contract with such

elected Director and determine his remuneration

PROPOSAL #1.E: Re-elect Mr. Luo Chaogeng as a Non-             ISSUER            YES             FOR                  FOR

Executive Director for a term of 3 years with effect

from the conclusion of the EGM, and authorize the

Board on behalf of the Company to execute necessary

documents including the Service Contract with such

elected Director and determine his remuneration

PROPOSAL #1.F: Elect Mr. Sun Yude as a Non-Executive         ISSUER            YES             FOR                  FOR

Director for a term of 3 years with

PROPOSAL #1.G: Elect Mr. Cheung Yuk Ming as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director for a term

PROPOSAL #1.H: Elect Mr. Zhou Deqiang as an                        ISSUER            YES             FOR                  FOR

Independent Non-Executive Director for a term of

PROPOSAL #1.I: Elect Mr. Pan Chongyi as an                          ISSUER            YES             FOR                  FOR

Independent Non-Executive Director for a term of

PROPOSAL #2.A: Elect Ms. Zeng Yiwei as a Shareholder         ISSUER            YES             FOR                  FOR

Representative Supervisor for a term of

PROPOSAL #2.B: Re-elect Mr. Yu Yanbing as a                        ISSUER            YES             FOR                  FOR

Shareholder Representative Supervisor for a term of 3

 years with effect from the conclusion of the EGM,

and authorize the Board on behalf of the Company to

execute necessary documents including the Service

Contract with such elected Supervisor and determine

his remuneration

PROPOSAL #2.C: Re-elect Mr. Rao Geping as an                       ISSUER            YES             FOR                  FOR

Independent Supervisor for a term of 3 years with

effect from the conclusion of the EGM, and authorize

the Board on behalf of the Company to execute

necessary documents including the Service Contract

with such elected Supervisor and determine his

remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRAVELSKY TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   Y8972V101

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Ratify and approve the form and                       ISSUER            YES             FOR                  FOR

substance of the Airline Services Agreement as

specified  in relation to the provision of technology

 services by the Company to Shanghai Airlines Company

 Limited up to 31 DEC 2010 as specified and all the

transactions contemplated there under; the Annual Cap

  as specified  for the transactions contemplated

under the Airline Services Agreement for the YE 31

DEC 2010 as shown in the Circular; and authorize the

Directors of the Company  the Directors  to take any

step as they consider necessary, desirable or

expedient in connection with the Airline Services

Agreement and the transactions contemplated thereunder

PROPOSAL #2: Approve the giving of consent to, or the        ISSUER            YES             FOR                  FOR

 entry into of any agreement(s) for, by the Company

and/or Accounting Centre of China Aviation Limited

Company, the transfer of rights and obligations under

 the Airline Services Agreement, the Revenue

Accounting and Settlement Agreement  as specified

and/or the Interline Data Exchange Agreement  as

specified  from Shanghai Airlines Company Limited to

New Shanghai Airlines  as specified ; and authorize

the Directors to take any step as they consider

necessary, desirable or expedient in connection

PROPOSAL #S.3: Amend the Articles of Association of          ISSUER            YES             FOR                  FOR

the Company as specified: i) the phrases 'Company

Address: Raycom InfoTech Park, No. 2 Ke Xue Yuan

South Road, Haidian District, Beijing, the PRC' and

'Postal code: 100080' in Article 3 shall be deleted

and replaced as specified; ii) the second paragraph

in Article 110 shall be deleted in its entirety and

replaced as specified; and authorize the Directors to

 file the amended Articles with the State

Administration for Industry and Commerce, the PRC,

and to take any other steps or sign any document as

they consider necessary, desirable or expedient in

connection with the aforementioned amendments to the

Articles

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRAVELSKY TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   Y8972V101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors  Board  of the Company for the YE 31 DEC

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #3: Receive the Auditor's report for the YE         ISSUER            YES             FOR                  FOR

31 DEC 2009 and to consider and approve the audited

financial statements of the group  i.e. the Company

and its subsidiaries  for the YE 31 DEC 2009

PROPOSAL #4: Approve the allocation of profit and              ISSUER            YES             FOR                  FOR

distribution of final dividend for the YE 31 DEC 2009

PROPOSAL #5: Appointment of PricewaterhouseCoopers            ISSUER            YES             FOR                  FOR

and PricewaterhouseCoopers Zhong Tian CPAs Limited

Company as the international and PRC Auditors of the

Company, respectively, for the YE 31 DEC 2010, and to

 authorise the Board to fix the remuneration thereof

PROPOSAL #S.6: Grant of a general mandate to the                ISSUER            YES         AGAINST           AGAINST

Board to allot, issue or deal with the shares of the

Company as specified in the Company's circular dated

30 APR 2010

PROPOSAL #S.7: Grant of a general mandate to the                ISSUER            YES             FOR                  FOR

Board to repurchase H shares of the Company as

specified in the Company's circular dated 30 APR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRAVELSKY TECHNOLOGY LTD

  TICKER:                  N/A                 CUSIP:   Y8972V101

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to repurchase H Shares of the Company as

set out in the Company's circular dated 30 APR 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TREND MICRO INCORPORATED

  TICKER:                  N/A                 CUSIP:   J9298Q104

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRUWORTHS INTERNATIONAL LTD

  TICKER:                  N/A                 CUSIP:   S8793H130

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the Group and the              ISSUER            YES             FOR                  FOR

Company audited annual financial statements for the

period ended 28 JUN 2009

PROPOSAL #2.1: Re-elect A.J. Taylor as a Director of         ISSUER            YES             FOR                  FOR

the Company in accordance with its Articles of

Association which provide that at least one-third of

the Directors, who retires by rotation at the AGM

PROPOSAL #2.2: Re-elect A.E. Parfett as a Director of        ISSUER            YES             FOR                  FOR

 the Company in accordance with its Articles of

Association which provide that at least one-third of

the Directors, who retires by rotation at the AGM

PROPOSAL #2.3: Re-elect C.T. Ndlovu as a Director of         ISSUER            YES             FOR                  FOR

the Company in accordance with its Articles of

Association which provide that at least one-third of

the Directors, who retires by rotation at the AGM

PROPOSAL #3.: Approve to renew the Directors' general        ISSUER            YES             FOR                  FOR

 authority, which shall be limited in aggregate to 5%

 of the Company's shares in issue at 28 JUN 2009,

over both the unissued shares and the repurchased

ordinary shares of the Company until the following

AGM; this general authority shall include the power

to allot or to sell as the case may be such shares

for cash subject to the provisions of the Companies

Act, as amended or substituted [the Act] and the JSE

Listings Requirements, in particular this resolution

which if passed would constitute a waiver by Members

of their pre-emptive rights, is subject to not less

than 75% of the votes of all Members entitled to vote

 and in attendance or represented at the meeting

being cast in favor and is further subject to

paragraphs 5.52, 5.75 and 11.22 of such requirements

which in summary provide as follows: such shares may

only be issued or sold as the case may be to public

shareholders as defined in such requirements and not

to related parties; such shares may not in any 1 FY

in the aggregate exceed 15% of the Company's issued

shares the number that may be issued or sold as the

case may be being determined in accordance with

subparagraph 5.52 [c] of such requirements; the

maximum discount at which such shares may be issued

or sold as the case may be is 10% of the weighted

average traded price of such shares on the JSE over

the 30 business days preceding the date of

determination of the issue or selling price as the

case may be; after the Company has issued shares in

terms of this general authority representing on

cumulative basis within a FY, 5% or more of the

number of shares in issue prior to that issue, the

Company will publish an announcement containing full

details of the issue including: the number of shares

issued; the average discount to the weighted average

traded price of the shares over the 30 business days

prior to the date that the price of the issue was

determined or agreed by the Directors; and the

effects of the issue on the net asset value per share

 net tangible asset value per share earnings per

share headline earnings per share and diluted

PROPOSAL #S.4: Authorize the Company, a general                 ISSUER            YES             FOR                  FOR

approval contemplated in the Act, the acquisition

from time to time, either by the Company itself or by

 its subsidiaries, of the Company's issued shares and

 including the acquisition by the Company of any of

its issued shares held by its subsidiaries, upon such

 terms and conditions and in such amounts as the

Directors of the Company may from time to time

decide, subject however to the provisions of the Act

and the JSE Listings Requirements relating to general

 repurchases of shares, it being recorded that it is

currently required that general repurchases of a

Company's shares can be made only if: a) the Company

and its subsidiaries are enabled by their Articles to

 acquire such shares; b) authorize the Company and

its subsidiaries by their Members in terms of special

 resolutions taken at general meetings, to make such

general repurchases, [Authority expires the earlier

of the conclusion of the next AGM or 15 months from

the date of the Special Resolution]; c) such

repurchases are effected through the order book

operated by the JSE trading system and without any

prior understanding or arrangement between the

Company and a counterparty, unless the JSE otherwise

permits; d) such repurchases are limited to a maximum

 of 20% per FY of the Company's issued shares of that

 class at the time the aforementioned authorization

is given, a maximum of 10% in aggregate of the

Company's issued shares that may have been

repurchased being capable of being held by

subsidiaries of the Company; e) such repurchases are

made at a price no greater than 10% above the

weighted average market price of the Company's shares

 traded on the JSE over the 5 business days

immediately preceding the date on which the

transaction is effect; f) at any point in time, the

Company appoints only one agent to effect any

repurchase on the Company's behalf; g) the Company

may only undertake such repurchases if thereafter it

still complies with the JSE Listings Requirements

concerning shareholder spread; h) such repurchases

are not effected during prohibited periods as defined

 by the JSE, unless complied with the conditions as

PROPOSAL #5.: Re-appoint Ernst & Young Inc, as the            ISSUER            YES             FOR                  FOR

Independent External Auditors to audit the Group's

annual financial statements for the period ending 27

JUN 2010 which has indicated that Ms. Tina Rookledge,

 being a Director of that firm and a Registered

Auditor, will undertake the audit and the Directors

endorse the recommendation of the Groups Audit

Committee that this firm be re-appointed for the

ensuing period and that the terms of its engagement

and fees be determined by such Committee

PROPOSAL #6.1: Approve the fees of the Non-Executive         ISSUER            YES             FOR                  FOR

Chairman: ZAR 370,000 for the period ending 27 JUN

2010 [2009: ZAR 320,000]

PROPOSAL #6.2: Approve the fees of the Non-Executive         ISSUER            YES             FOR                  FOR

Directors: ZAR 165,000 for the period ending 27 JUN

2010 [2009: ZAR 150,000]

PROPOSAL #6.3: Approve the fees of the Audit                       ISSUER            YES             FOR                  FOR

Committee Chairman: ZAR 90,000 for the period ending

27 JUN 2010 [2009: ZAR 75,000]

PROPOSAL #6.4: Approve the fees of the Audit                       ISSUER            YES             FOR                  FOR

Committee Member: ZAR 60,000 for the period ending 27

 JUN 2010 [2009: ZAR 55,000]

PROPOSAL #6.5: Approve the fees of the Remuneration          ISSUER            YES             FOR                  FOR

Committee Chairman: ZAR 67,000 for the period ending

27 JUN 2010 [2009: ZAR 60,000]

PROPOSAL #6.6: Approve the fees of the Remuneration          ISSUER            YES             FOR                  FOR

Committee Member: ZAR 48,000 for the period ending 27

 JUN 2010 [2009: ZAR 45,000]

PROPOSAL #6.7: Approve the fees of the Risk Committee        ISSUER            YES             FOR                  FOR

 Member: ZAR 35,000 for the period ending 27 JUN 2010

 [2009: ZAR 30,000]

PROPOSAL #6.8: Approve the fees of the Non-Executive         ISSUER            YES             FOR                  FOR

Committee Chairman: ZAR 25,000 for the period ending

27 JUN 2010 [2009: ZAR 20,000]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TRYGVESTA A/S

  TICKER:                  N/A                 CUSIP:   K9640A102

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of the Supervisory            ISSUER             NO              N/A                  N/A

Board on the activities of the Company during the

past FY

PROPOSAL #2.A: Approve the annual report 2009 as                ISSUER            YES             FOR                  FOR

proposed by the Supervisory Board

PROPOSAL #2.B: Grant discharge to the Supervisory              ISSUER            YES             FOR                  FOR

Board and the Executive Management from liability as

proposed by the Supervisory Board

PROPOSAL #2.C: Approve that the remuneration to the          ISSUER            YES             FOR                  FOR

Members of the Supervisory Board for 2010 is fixed at

 DKK 300,000 (basic fee); the Chairman shall receive

a triple basic fee and the Deputy Chairman a double

basic fee; that the Members of the Audit Committee

shall receive a fee of DKK 150,000, and the Chairman

of the Committee shall receive DKK 225,000; that the

Members of the Remuneration Committee shall receive a

 fee of DKK 50,000, and the Chairman of the Committee

 shall receive DKK 75,000 as proposed by the

Supervisory Board

PROPOSAL #3: Approve that the profit for the year,            ISSUER            YES             FOR                  FOR

DKK 2.029 million, is distributed as follows: DKK

15.50 per share of DKK 25 is paid as cash dividends

and the balance is transferred to retained profit

after adjustment for net revaluation according to the

 equity method as proposed by the Supervisory Board

PROPOSAL #4.A: Authorize the Supervisory Board, until        ISSUER            YES         AGAINST           AGAINST

 14 APR 2015, to let the Company acquire treasury

shares within a total nominal value of 10% of the

Company's share capital from time to time, in

accordance with Section 198 of the Danish Companies

Act; the acquisition price for such shares may not

deviate by more than 10% from the price quoted by

NASDAQ OMX Copenhagen at the time of acquisition as

proposed by the Supervisory Board

PROPOSAL #4.B: Approve to renew the authority in                ISSUER            YES             FOR                  FOR

Article 8 to the effect that it is extended from

expiry on 21 SEP 2010 to expiry on 14 APR 2015; at

the same time, the amount is reduced as a consequence

 of the capital reduction carried out in 2009; the

first sentence of this provision will henceforth have

 the specified wording

PROPOSAL #4.C: Approve to renew the authority in                ISSUER            YES         AGAINST           AGAINST

Article 9 to the effect that it is extended from

expiry on 21 SEP 2010 to expiry on 14 APR 2015; at

the same time, the amount is reduced as a consequence

 of the capital reduction carried out in 2009; the

first sentence of this provision will henceforth have

 the specified wording

PROPOSAL #4.D: Approve that the Company changes its          ISSUER            YES             FOR                  FOR

name to Tryg A/S; that, at the same time, TrygVesta

A/S will be changed to be a secondary name; as a

consequence of the new Danish Companies Act, it is no

 longer required that the Company's name is stated in

 brackets after secondary names; and amend Articles 1

 and Article 19, 5th paragraph accordingly

PROPOSAL #4.e.1: Approve the consequential                          ISSUER            YES             FOR                  FOR

amendments, formality amendments and amendments of

terms required as a consequence of the new Danish

PROPOSAL #4.e.2: Approve change to the way of                     ISSUER            YES             FOR                  FOR

convening general meetings from one national

newspaper to the Company's website

PROPOSAL #4.f: Approve that the address of the                   ISSUER            YES             FOR                  FOR

Company's Registrar is replaced by the CVR no. of the

 Registrar, and the Registrar's name is changed due

to the Registrar having changed its name

PROPOSAL #4.g: Amend Articles 6 and 7 of the Articles        ISSUER            YES             FOR                  FOR

 of Association, as a consequence of the new name of

VP Securities A/S, to the effect that the words VP

Securities Services are deleted and replaced by a

central securities depository

PROPOSAL #5.1: Election of Mikael Olufsen as a Member        ISSUER            YES             FOR                  FOR

 of the Supervisory Board

PROPOSAL #5.2: Election of Jorn Wendel Andersen as a         ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.3: Election of John Frederiksen as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.4: Election of Jesper Hjulmand as a                 ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #5.5: Election of Bodil Nyboe Andersen as an        ISSUER            YES             FOR                  FOR

 Independent Member of the Supervisory Board

PROPOSAL #5.6: Election of Paul Bergqvist as an                 ISSUER            YES             FOR                  FOR

Independent Member of the Supervisory Board

PROPOSAL #5.7: Election of Christian Brinch as an              ISSUER            YES             FOR                  FOR

Independent Member of the Supervisory Board

PROPOSAL #5.8: Election of Lene Skole as an                        ISSUER            YES             FOR                  FOR

Independent Member of the Supervisory Board

PROPOSAL #6: Re-appoint Deloitte Statsautoriseret              ISSUER            YES             FOR                  FOR

Revisionsaktieselskab as the Company's Auditor

PROPOSAL #7: Authorize the Chairman of the meeting to        ISSUER            YES             FOR                  FOR

 file the registrable resolutions adopted by the

general meeting with the Danish Commerce and

Companies Agency and to make such amendments to the

documents prepared in connection with these

resolutions as may be required by the Danish Commerce

 and Companies Agency in connection with registration

 of the adopted resolutions

PROPOSAL #8: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TSINGTAO BREWERY CO LTD

  TICKER:                  N/A                 CUSIP:   Y8997D102

  MEETING DATE:      11/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Elect Mr. Fumio Yamazaki as a Non-               ISSUER            YES             FOR                  FOR

Executive Director of the Company

PROPOSAL #1.2: Elect Mr. Tang Jun as a Non-Executive         ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #2.: Elect Mr. Akiyoshi koji as a Supervisor        ISSUER            YES             FOR                  FOR

 and as Shareholder Representative of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TSINGTAO BREWERY CO LTD

  TICKER:                  N/A                 CUSIP:   Y8997D102

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Directors of the Company for the year 2009

PROPOSAL #2: Approve the work report of the Board of         ISSUER            YES             FOR                  FOR

Supervisors of the Company for the year 2009

PROPOSAL #3: Approve the financial statements                     ISSUER            YES             FOR                  FOR

(audited) of the Company for the year 2009

PROPOSAL #4: Approve to determine the profit                       ISSUER            YES             FOR                  FOR

distribution (including dividends distribution)

proposal for the year 2009

PROPOSAL #5: Re-appoint PricewaterhouseCoopers Zhong         ISSUER            YES             FOR                  FOR

Tian Certified Public Accountants Limited Company as

the Company's Domestic Auditor and

PricewaterhouseCoopers as its International Auditor

for the year 2010 and authorize the Board of

Directors to determine their remunerations

PROPOSAL #6: Approve the reward proposal to the                 ISSUER            YES             FOR                  FOR

Directors and Supervisors of the Company for the

Award of Board of Directors for the year 2009 awarded

 by Shanghai Stock Exchange

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TSUMURA & CO.

  TICKER:                  N/A                 CUSIP:   J93407120

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TUI AG, HANNOVER

  TICKER:                  N/A                 CUSIP:   D8484K166

  MEETING DATE:      2/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the abbreviated FY

from 01 JAN 2009 to 30 SEP 2009 with the report of

the Supervisory Board, the Group financial

statements, the Group annual report, and the reports

pursuant to Sections 289(4) and 315(4) of the German

PROPOSAL #2.: Net result for the abbreviated FY the          ISSUER             NO              N/A                  N/A

net loss for the abbreviated FY of EUR 97,978,530.55

shall be offset against the corresponding amount

withdrawn from the capital reserves, due to the

balanced net result, a resolution on this item is not

 necessary

PROPOSAL #3.: Ratification of the acts of the Board          ISSUER             NO              N/A                  N/A

of Managing Directors

PROPOSAL #4.: Ratification of the acts of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the                     ISSUER             NO              N/A                  N/A

2009/2010 FY: PricewaterhouseCoopers AG, Hanover

PROPOSAL #6.: Election of Prof. Dr. Klaus Mangold to         ISSUER             NO              N/A                  N/A

the Supervisory Board

PROPOSAL #7.: Resolution on the size of the                        ISSUER             NO              N/A                  N/A

Supervisory Board being reduced from 20 to 16 Members

 and the Corresponding amendment to the Articles of

Association

PROPOSAL #8.: Approval of the remuneration system for        ISSUER             NO              N/A                  N/A

 the Members of the Board of Managing Directors, the

shareholder Monteray Enterprises Ltd. has put forth

the following additional items for resolution

pursuant to Section 122(2) of the Stock Corporation

PROPOSAL #9.: PLEASE NOTE THAT THIS IS A SHAREHOLDER         ISSUER             NO              N/A                  N/A

PROPOSAL: Resolution on the appointment of a special

auditor pursuant to Section 142(1) of the Stock

Corporation Act to examine whether the Board of

Managing Directors has breached its duties and caused

 the Company a financial damage in connection with

measures pertaining to the financing of Hapag Lloyd,

especially with regard to the disproportionate

financial contributions of the Company to Hapag Lloyd

 without receiving an adequate control over the

appropriation of future profits and share in the

increase of value of Hapag Lloyd; the Board of

Managing Directors and the Supervisory recommend that

 the appointment of a special Auditor be rejected

PROPOSAL #10.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Resolution on the appointment of a special

 Auditor pursuant to Section 142(1) of the Stock

Corporation Act to examine whether the Board of

Managing Directors has met its legal duties when

publishing inside information in connection with the

issuance of convertible bonds in October/November

2009 and whether the insider trading prohibition

pursuant to the Securities Trading Act may have been

violated in connection with the issuance; the Board

of Managing Directors and the Supervisory recommend

that the appointment of a special Auditor be rejected

PROPOSAL #11.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorized capital

pursuant to Section 4(8) of the Articles of

Association, creation of a new authorized capital,

and the corresponding amendment to the Articles of

Association the existing authorized capital of up to

EUR 246,000,000 shall be revoked, the Board of

Managing Directors shall be authorized, with the

consent of the Supervisory Board, to increase the

share capital by up to EUR 128,000,000 through the

issue of new registered no-par'S hares against

contributions in cash, on or before 16 FEB 2015,

shareholders shall be granted subscription rights

except for the issue of shares to holders of

conversion and option rights, and for residual

amounts; the Board of Managing Directors and the

Supervisory recommend that the motion to revoke the

existing authorized capital be rejected

PROPOSAL #12.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorization given by

the shareholders meeting of 07 MAY 2008, to issue

bonds the authorization given by the shareholders

meeting of 07 MAY 2008, to issue convertible bonds,

warrant bonds, profit-sharing rights and/or income

bonds shall be revoked the Articles of Association

shall be adjusted accordingly; the Board of Managing

Directors and the Supervisory recommend that the

motion to revoke the authorization to issue bonds be

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A SHAREHOLDER        ISSUER             NO              N/A                  N/A

 PROPOSAL: Revocation of the authorized capital

pursuant to Section 4(5) of the Articles of

Association and the corresponding amendment to the

Articles of Association the existing authorized

capital of up to EUR 64,000,000 shall be revoked; the

 Board of Managing Directors and the Supervisory

recommend that the motion to revoke the existing

authorized capital be rejected

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TUI TRAVEL PLC

  TICKER:                  N/A                 CUSIP:   G9127H104

  MEETING DATE:      2/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the accounts and the reports of        ISSUER            YES             FOR                  FOR

 the Directors and the Auditors for the YE 30 SEP 2009

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the YE 30 SEP 2009

PROPOSAL #3.: Declare a dividend                                            ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Dr. Michael Frenzel as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #5.: Re-elect Tony Campbell as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Clare Chapman as a Director             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7.: Re-elect Rainer Feuerhake as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Johan Lundgren as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Horst Baier as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-appoint KPMG Audit plc as the                 ISSUER            YES             FOR                  FOR

Auditors of the Company, until the conclusion of the

next AGM of the Company and authorize the Directors

to determine their remuneration

PROPOSAL #11.: Authorize the Directors, in accordance        ISSUER            YES             FOR                  FOR

 with Section 551 of the Companies Act 2006, to allot

 shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company (Rights): a) up to an aggregate

 nominal amount of GBP 37,267,022.30; and b) up to a

further aggregate nominal amount of GBP 37,267,022.30

 provided that: i) they are equity securities (within

 the meaning of Section 560(1) of the Companies Act

2006) and ii) they are offered by way of a rights

issue to holders of ordinary shares on the register

of members at such record date as the Directors may

determine where the equity securities respectively

attributable to the interests of the ordinary

shareholders are proportionate (as nearly as may be

practicable) to the respective numbers of ordinary

shares held or deemed to be held by them on any such

record date and to other holders of equity securities

 entitled to participate therein, subject to such

exclusions or other arrangements as the directors may

 deem necessary or expedient to deal with treasury

shares, fractional entitlements or legal or practical

 problems arising under the laws of any overseas

territory or the requirements of any regulatory body

or stock exchange or by virtue of shares being

represented by depositary receipts or any other

matter; [Authority expires the earlier of the

conclusion on the date of the next AGM of the Company

 or 09 MAY 2011]; and the Directors shall be entitled

 to allot shares and grant Rights pursuant to any

such offer or agreement as if this authority had not

PROPOSAL #S.12: Authorize the Directors, pursuant to         ISSUER            YES             FOR                  FOR

Section 570 and Section 573 of the Companies Act

2006, to allot equity securities (within the meaning

of Section 560 of that Act) for cash either pursuant

to the authority conferred by Resolution 11 above or

by way of a sale of treasury shares as if section

561(1) of that Act did not apply to any such

allotment provided that this power shall be limited

to: the allotment of equity securities in connection

with an offer of securities in favor of the holders

of ordinary shares on the register of members at such

 record date as the directors may determine and other

 persons entitled to participate therein where the

equity securities respectively attributable to the

interests of the ordinary shareholders are

proportionate (as nearly as may be practicable) to

the respective numbers of ordinary shares held or

deemed to be held by them on any such record date,

subject to such exclusions or other arrangements as

the directors may deem necessary or expedient to deal

 with treasury shares, fractional entitlements or

legal or practical problems arising under the laws of

 any overseas territory or the requirements of any

regulatory body or stock exchange or by virtue of

shares being represented by depositary receipts or

any other matter; and the allotment to any person or

persons of equity securities up to an aggregate

nominal amount of GBP 5,590,053.30; and [Authority

expires the earlier of the conclusion on the date of

the next AGM of the Company or 09 MAY 2011]; and the

Directors shall be entitled to allot equity

securities pursuant to any such offer or agreement as

 if the power conferred hereby had not expired

PROPOSAL #S.13: Authorize the Company, to make market        ISSUER            YES             FOR                  FOR

 purchases (within the meaning of Section 693(4) of

the Companies Act 2006) of ordinary shares of 10

pence each of the Company on such terms and in such

manner as the directors may from time to time

determine, provided that: the maximum number of

ordinary shares hereby authorized to be acquired is

111,801,067; the minimum price which may be paid for

any such share is 10 pence; the maximum price

(excluding expenses) which may be paid for any such

share is an amount equal to 105% of the average of

the middle market quotations for an ordinary share in

 the Company as derived from The London Stock

Exchange Daily Official List for the five business

days immediately preceding the day on which such

share is contracted to be purchased; [Authority

expire on 09 FEB 2011]; and the Company may make a

contract to purchase its ordinary shares under the

authority hereby conferred prior to the expiry of

such authority, which contract will or may be

executed wholly or partly after the expiry of such

authority, and may purchase its ordinary shares in

PROPOSAL #S.14: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TULLOW OIL PLC

  TICKER:                  N/A                 CUSIP:   G91235104

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual accounts            ISSUER            YES             FOR                  FOR

and associated reports

PROPOSAL #2: Declare the final dividend of 4.0p per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #3: Receive and approve the Director's                 ISSUER            YES             FOR                  FOR

remuneration report

PROPOSAL #4: Re-election of Aidan Heavey as a Director      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Re-election of Angus McCoss as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of David Williams as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Pat Plunkett as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-appointment of Deloittee LLP as the          ISSUER            YES             FOR                  FOR

Auditors and authorize the Directors to determine

their remuneration

PROPOSAL #9: Approve to renew Director's authority to        ISSUER            YES             FOR                  FOR

 allot shares

PROPOSAL #10: Approve to dis-apply statutory pre-               ISSUER            YES             FOR                  FOR

emption rights

PROPOSAL #11: Authorize the Company to hold general          ISSUER            YES             FOR                  FOR

meeting on no less than 14 clear day's notice

PROPOSAL #12: Adopt the new Articles of Association          ISSUER            YES             FOR                  FOR

of the Company

PROPOSAL #13: Approve the Tullow Oil 2010 Share                 ISSUER            YES             FOR                  FOR

Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURK TELEKOMUNIKASYON

  TICKER:                  N/A                 CUSIP:   Y90033104

  MEETING DATE:      4/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and forming the Presidency of            ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2: Authorize the Board Members to sign the         ISSUER             NO              N/A                  N/A

minutes of meeting

PROPOSAL #3: Approve to discuss the report of Board          ISSUER             NO              N/A                  N/A

Members

PROPOSAL #4: Approve to discuss the report of the              ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #5: Approve the report of the Independent            ISSUER             NO              N/A                  N/A

Audit Firm

PROPOSAL #6: Approve the balance sheet and                          ISSUER             NO              N/A                  N/A

profit/loss report

PROPOSAL #7: Approve to release the Board Members               ISSUER             NO              N/A                  N/A

PROPOSAL #8: Approve to release the Auditors                       ISSUER             NO              N/A                  N/A

PROPOSAL #9: Approve to take decision for dividend            ISSUER             NO              N/A                  N/A

distribution

PROPOSAL #10: Approve the Independent Audit Firm                ISSUER             NO              N/A                  N/A

PROPOSAL #11: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

corporate governance policy

PROPOSAL #12: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

dividend distribution policy

PROPOSAL #13: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

the report of the Independent Audit Firm on corporate

 governance policy

PROPOSAL #14: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

information policy

PROPOSAL #15: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

donations

PROPOSAL #16: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

processes of related parties

PROPOSAL #17: Approve to inform shareholders about            ISSUER             NO              N/A                  N/A

given collateral, pledges, mortgage and pawns

PROPOSAL #18: Approve to permit the Board Members as         ISSUER             NO              N/A                  N/A

per items 334 and 335 of TCC

PROPOSAL #19: Wishes and closing                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURK TELEKOMUNIKASYON

  TICKER:                  N/A                 CUSIP:   Y90033104

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the Chairmanship        ISSUER             NO              N/A                  N/A

 Committee

PROPOSAL #2: Authorize the Chairmanship Committee to         ISSUER             NO              N/A                  N/A

sign the minutes of the extraordinary general

assembly meeting, and the list of attendees

PROPOSAL #3: Approve, pursuant to Paragraph G of                ISSUER             NO              N/A                  N/A

Article 21/6 invitation to meeting and meeting quorum

 of the articles of association of our Company, the

acquisition of INVITEL holdings A/S'S international

wholesale business INVITEL international

collectively, comprising the entire issued share

capital of INVITEL international AG  including its

subsidiaries , at INVITEL GMBH, INVITEL international

 Hungary KFT and S.C. Euroweb Romania S.A.

PROPOSAL #4: Approve the discussing and voting of              ISSUER             NO              N/A                  N/A

authorizing the Board of Directors and/or person'S

to be delegated by the Board of Directors for

acquisition of Company(s) within the year 2010 up to

EUR 300,000,000 for each acquisition

PROPOSAL #5: Approve the discussing and voting of              ISSUER             NO              N/A                  N/A

authorizing the Board of Directors to establish

SPV(s) when needed in relation to such acquisitions

PROPOSAL #6: Other items                                                          ISSUER             NO              N/A                  N/A

PROPOSAL #7: Closing                                                                 ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKCELL ILETISIM HIZMETLERI  A S

  TICKER:                  N/A                 CUSIP:   M8903B102

  MEETING DATE:      10/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening meeting and elect Presiding              ISSUER             NO              N/A                  N/A

Council of meeting

PROPOSAL #2.: Authorize the Presiding Council to sign        ISSUER             NO              N/A                  N/A

 the minutes of the meeting

PROPOSAL #3.: Amend Article 3 of Articles of                       ISSUER             NO              N/A                  N/A

Association of the Company, titled Purpose and

Subject-Matter

PROPOSAL #4.: Approve the remuneration of the Board          ISSUER             NO              N/A                  N/A

of Directors

PROPOSAL #5.: Close Meeting                                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKCELL ILETISIM HIZMETLERI  A S

  TICKER:                  N/A                 CUSIP:   M8903B102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and election of the Presidency         ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2.: Authorize the Presidency Board to sign         ISSUER             NO              N/A                  N/A

the minutes of the meeting

PROPOSAL #3.: Amend the Article 3 of the Articles of         ISSUER             NO              N/A                  N/A

Association of the Company, titled Purpose and

Subject-Matter

PROPOSAL #4.: Approve to read the annual reports of          ISSUER             NO              N/A                  N/A

the Board of Directors relating to FY 2009

PROPOSAL #5.: Approve to read the annual reports of          ISSUER             NO              N/A                  N/A

the Auditors relating to FY 2009

PROPOSAL #6.: Approve to read the summary of the                ISSUER             NO              N/A                  N/A

Independent Audit Firm's report relating to FY 2009

PROPOSAL #7.: Approve the balance sheet and                        ISSUER             NO              N/A                  N/A

profits/loss statements relating to FY 2009

PROPOSAL #8.: Approve to release the Board Members            ISSUER             NO              N/A                  N/A

from activities and operations of the Company in year

 2009

PROPOSAL #9.: Approve to release the Auditors from            ISSUER             NO              N/A                  N/A

activities and operations of the Company in year 2009

PROPOSAL #10.: Approve to submit the temporary                   ISSUER             NO              N/A                  N/A

election of the Board Members made by the Board of

Directors during the previous year in order to fill

the vacancies and approval thereof

PROPOSAL #11.: Approve to determine the Board of                ISSUER             NO              N/A                  N/A

Directors Members' remuneration for the year 2010

PROPOSAL #12.: Election of the Auditors for a period         ISSUER             NO              N/A                  N/A

of one year and approve the determination of their

remuneration

PROPOSAL #13.: Approve to discuss the decision on the        ISSUER             NO              N/A                  N/A

 Board of Directors  proposal concerning the

distribution of profit for year 2009

PROPOSAL #14.: Approve to Inform the general assembly        ISSUER             NO              N/A                  N/A

 regarding the donations made in year 2009

PROPOSAL #15.: Approve to discuss the election of the        ISSUER             NO              N/A                  N/A

 Independent Audit Firm realized by the Board of

Directors in accordance with the Article 14 of the

Regulation Concerning the Independent External Audit

in Capital Markets which is published by the Capital

Markets Board

PROPOSAL #16.: Approve the decision permitting the            ISSUER             NO              N/A                  N/A

Board Members to, directly or on behalf of others, be

 active in areas falling within or outside the scope

of the Company's and to participate in companies

operating in the same business and to perform other

acts in compliance with Articles 334 and 335 of the

Turkish Commercial Code

PROPOSAL #17.: Approve to inform the general assembly        ISSUER             NO              N/A                  N/A

 regarding the guarantees, pledges and mortgages

provided by the Company to third parties or the

derived income thereof, in accordance with the

Decision of the Capital Markets Board dated 09 SEP

2009 and numbered 28/780

PROPOSAL #18.: Wishes and hopes                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE GARANTI BANKASI A S

  TICKER:                  N/A                 CUSIP:   M4752S106

  MEETING DATE:      9/3/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and forming of Presidency of            ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2.: Authorize the Board Members to sign the        ISSUER             NO              N/A                  N/A

 minutes of the meeting

PROPOSAL #3.: Approve to determine the dividend                 ISSUER             NO              N/A                  N/A

distribution as per item 45 of Articles of Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE GARANTI BANKASI A S

  TICKER:                  N/A                 CUSIP:   M4752S106

  MEETING DATE:      4/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and forming the Presidency Board        ISSUER             NO              N/A                  N/A

PROPOSAL #2: Authorize the Board Members to sign the         ISSUER             NO              N/A                  N/A

minutes of meeting

PROPOSAL #3: Approve the reports of Board of                       ISSUER             NO              N/A                  N/A

Directors and the Auditors

PROPOSAL #4: Approve and ratify the balance sheet and        ISSUER             NO              N/A                  N/A

 profit and loss accounts, acceptance or rejection by

 discussion of the Board of Directors proposal

regarding the dividend distribution

PROPOSAL #5: Amend the 8th Article of the Articles of        ISSUER             NO              N/A                  N/A

 Association and temporary Article 2

PROPOSAL #6: Approve the release of the Board Members        ISSUER             NO              N/A                  N/A

 and Auditors

PROPOSAL #7: Approve the determination on wages of            ISSUER             NO              N/A                  N/A

Board Members and Auditors

PROPOSAL #8: Approve the Independent Audit Firm                  ISSUER             NO              N/A                  N/A

PROPOSAL #9: Approve to inform the shareholders about        ISSUER             NO              N/A                  N/A

 donations

PROPOSAL #10: Authorize the Members of the Board of          ISSUER             NO              N/A                  N/A

Directors to do business with the bank provisions of

the Banking Law to remain reserved in accordance with

 Articles 334 and 335 of Turkish Commercial Code

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE HALK BANKASI A.S. (HALKBANK)

  TICKER:                  N/A                 CUSIP:   M9032A106

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the presidency          ISSUER             NO              N/A                  N/A

Board

PROPOSAL #2: Authorize the Chairmanship to sign the          ISSUER             NO              N/A                  N/A

minutes of the meeting

PROPOSAL #3: Receive the reports prepared by the                ISSUER             NO              N/A                  N/A

Board, Auditors and presentation of the independent

audit firm report

PROPOSAL #4: Approve the 2009 balance sheet, income          ISSUER             NO              N/A                  N/A

statements and dividend distribution table

PROPOSAL #5: Approve to release the Board members and        ISSUER             NO              N/A                  N/A

 audit committee members

PROPOSAL #6: Election of Board Members and Audit                ISSUER             NO              N/A                  N/A

Committee Members

PROPOSAL #7: Approve the determination of wages of            ISSUER             NO              N/A                  N/A

the Board Members and Audit Committee Members

PROPOSAL #8: Authorize the Board of Directors for              ISSUER             NO              N/A                  N/A

determining the number, wages, title and rights of

the employees

PROPOSAL #9: Approve to inform the general assembly          ISSUER             NO              N/A                  N/A

about donations

PROPOSAL #10: Approve to inform the general assembly         ISSUER             NO              N/A                  N/A

about the Independent Audit Firm and its activities

PROPOSAL #11: Wishes and closing                                            ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE IS BANKASI AS

  TICKER:                  N/A                 CUSIP:   M8933F115

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the Presidential        ISSUER             NO              N/A                  N/A

 Board and authorize the Chairmanship to sign the

minutes of the meeting

PROPOSAL #2: Receive the Board of Director's and                ISSUER             NO              N/A                  N/A

Auditors' reports and the brief independent auditing

report

PROPOSAL #3: Approve the balance sheet and income              ISSUER             NO              N/A                  N/A

statements of 2009

PROPOSAL #4: Approve to absolving the members of the         ISSUER             NO              N/A                  N/A

Board of Directors for the Company's activities

accounts in 2009

PROPOSAL #5: Approve to absolving the Auditors for            ISSUER             NO              N/A                  N/A

the Company's activities and accounts in 2009

PROPOSAL #6: Approve the decision on profit                        ISSUER             NO              N/A                  N/A

distribution, its method and date

PROPOSAL #7: Approve to determine the salaries of the        ISSUER             NO              N/A                  N/A

 Members of Board of Directors

PROPOSAL #8: Election of Auditors for year 2010                  ISSUER             NO              N/A                  N/A

PROPOSAL #9: Approve to determine the salaries of              ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #10: Approve to inform the shareholders                ISSUER             NO              N/A                  N/A

about the donations made during year 2009

PROPOSAL #11: Approve to inform the shareholders for         ISSUER             NO              N/A                  N/A

the agreed Independent Audit Firm regarding terms

between 2010 and 2012

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE IS BANKASI AS

  TICKER:                  N/A                 CUSIP:   M8933F255

  MEETING DATE:      3/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the Presidential        ISSUER             NO              N/A                  N/A

 Board, and authorize the Chairmanship to sign the

minutes of the meeting

PROPOSAL #2: Receive the Board of Directors and                 ISSUER             NO              N/A                  N/A

Auditors reports, brief independent auditing report

PROPOSAL #3: Approve the balance sheet and income              ISSUER             NO              N/A                  N/A

statements for the year 2009

PROPOSAL #4: Approve to absolving the members of the         ISSUER             NO              N/A                  N/A

Board of Directors for the Companies activities

accounts in 2009

PROPOSAL #5: Approve to absolving the Auditors for            ISSUER             NO              N/A                  N/A

the Companies activities and accounts in 2009

PROPOSAL #6: Approve the decision on profit                        ISSUER             NO              N/A                  N/A

distribution, its method and date

PROPOSAL #7: Approve to determine the salaries of              ISSUER             NO              N/A                  N/A

members of Board of Directors

PROPOSAL #8: Election of the Auditors for the year            ISSUER             NO              N/A                  N/A

2010

PROPOSAL #9: Approve to determine the salaries of              ISSUER             NO              N/A                  N/A

Auditors

PROPOSAL #10: Approve the presenting of information          ISSUER             NO              N/A                  N/A

to the shareholders about the donations made during

the year 2009

PROPOSAL #11: Approve to inform shareholders for the         ISSUER             NO              N/A                  N/A

agreed independent audit firm regarding terms between

 2010 and 2012

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE PETROL RAFINERILERI A  S

  TICKER:                  N/A                 CUSIP:   M8966X108

  MEETING DATE:      4/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening and election of the presiding            ISSUER             NO              N/A                  N/A

Board of the general assembly meeting

PROPOSAL #2: Approve, read and discuss the Board of          ISSUER             NO              N/A                  N/A

Directors activity report, the statutory Auditors

report and the independent Auditor report for the

year 2009 and then, review the balance sheet and

income statements and submit for the AGMs approval

PROPOSAL #3: Approve to absolve of the Board Members         ISSUER             NO              N/A                  N/A

and Board Auditors for the Company'S accounts and

activities of the year 2009

PROPOSAL #4: Approve the amendments of Company                   ISSUER             NO              N/A                  N/A

Article 3 about Company purpose and operations, 6th

Article about the capital and 31th Article about the

election rights

PROPOSAL #5: Election of the Board members and                   ISSUER             NO              N/A                  N/A

determining their duty period

PROPOSAL #6: Election of the Auditors and determining        ISSUER             NO              N/A                  N/A

 their duty period

PROPOSAL #7: Approve to determine the salaries of the        ISSUER             NO              N/A                  N/A

 Board of Directors and Auditors

PROPOSAL #8: Approve by change or refuse 2009 profit         ISSUER             NO              N/A                  N/A

distribution and dividend date proposal of the Board

of Directors

PROPOSAL #9: Approve the presentation of information         ISSUER             NO              N/A                  N/A

to the shareholders about the profit distribution

policy

PROPOSAL #10: Approve the presentation of information        ISSUER             NO              N/A                  N/A

 to the shareholders about the information policy of

the Company

PROPOSAL #11: Approve the presentation of information        ISSUER             NO              N/A                  N/A

 to the shareholders about the donations

PROPOSAL #12: Approve the independent auditing firm           ISSUER             NO              N/A                  N/A

PROPOSAL #13: Approve, in accordance with the                     ISSUER             NO              N/A                  N/A

commercial law Article 334 and 335, give permission

to the Board members to perform business activities

within the fields of activity of the Company by

himself or on the behalf of others and to be a

partner in any Company performing similar activities

and to make other transactions

PROPOSAL #14: Approve to signing the minute book by          ISSUER             NO              N/A                  N/A

the presiding Board and authorize the Presiding Board

 to sign in the name and behalf of the attendants

PROPOSAL #15: Wishes and comments of our shareholders        ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TURKIYE VAKIFLAR BANKASI TAO

  TICKER:                  N/A                 CUSIP:   M9037B109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening the assembly, election of the            ISSUER             NO              N/A                  N/A

Chairmanship

PROPOSAL #2: Authorize the Chairmanship in order to          ISSUER             NO              N/A                  N/A

sign the minutes of the assembly

PROPOSAL #3: Receive the Board of Directors activity         ISSUER             NO              N/A                  N/A

report, Auditors report and Independent Auditing

Company's report

PROPOSAL #4: Ratify the balance sheet and profit &            ISSUER             NO              N/A                  N/A

loss statement of 2009

PROPOSAL #5: Grant discharge to the Board Members for        ISSUER             NO              N/A                  N/A

 the activities and accounts of 2009

PROPOSAL #6: Grant discharge to the Auditors for the         ISSUER             NO              N/A                  N/A

activities and accounts of 2009

PROPOSAL #7: Approve the Board of Directors proposal         ISSUER             NO              N/A                  N/A

concerning distribution of 2009's profit

PROPOSAL #8: Approve to give information to the                 ISSUER             NO              N/A                  N/A

general assembly about our bank's policies on

distribution of profit for 2010 and subsequent years

PROPOSAL #9: Approve to re-new the elections for the         ISSUER             NO              N/A                  N/A

Memberships of the Board of Directors

PROPOSAL #10: Approve to re-new the elections for the        ISSUER             NO              N/A                  N/A

 Memberships of the Board of Auditors

PROPOSAL #11: Approve to determine the remuneration          ISSUER             NO              N/A                  N/A

for the Members of the Board of Directors and Auditors

PROPOSAL #12: Ratify the election of Independent                ISSUER             NO              N/A                  N/A

External Auditing Company in accordance with the

related regulation of the capital market Board

PROPOSAL #13: Authorize the Board of Directors in              ISSUER             NO              N/A                  N/A

order to regulate and amend the employees regulation

PROPOSAL #14: Approve to give information about the          ISSUER             NO              N/A                  N/A

donations given across the year

PROPOSAL #15: Wishes and suggestions                                     ISSUER             NO              N/A                  N/A

PROPOSAL #16: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TV ASAHI CORPORATION

  TICKER:                  N/A                 CUSIP:   J93646107

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Allow Board to                   ISSUER            YES         AGAINST           AGAINST

Authorize Use of Free Share Purchase Warrants as

Anti-Takeover Defense Measure

PROPOSAL #3: Approve Renewal of Anti-Takeover Defense        ISSUER            YES         AGAINST           AGAINST

 Measures

PROPOSAL #4.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TVN S.A., WARSZAWA

  TICKER:                  N/A                 CUSIP:   X9283W102

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the AGM                                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the Chairman                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve the correctness of calling                 ISSUER            YES             FOR                  FOR

meeting and its ability to approve resolutions

PROPOSAL #4: Approve to acceptance of meeting order           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve the voting Commission                           ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve the financial statement for 2009        ISSUER            YES             FOR                  FOR

 year

PROPOSAL #7: Approve the Management Board report on          ISSUER            YES             FOR                  FOR

Company activities

PROPOSAL #8: Approve the consolidated financial                 ISSUER            YES             FOR                  FOR

report of TVN group

PROPOSAL #9: Grant discharge to the Members of the            ISSUER            YES             FOR                  FOR

Management Board

PROPOSAL #10: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #11: Approve the profit distribution                      ISSUER            YES             FOR                  FOR

PROPOSAL #12: Approve the dividend payment, record            ISSUER            YES             FOR                  FOR

date, pay date

PROPOSAL #13: Approve the consideration of the report        ISSUER            YES             FOR                  FOR

 on Company situation in 2009

PROPOSAL #14: Approve the Supervisory Board report on        ISSUER            YES             FOR                  FOR

 its activities in 2009

PROPOSAL #15: Approve to changes in composition of            ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #16: Approve to acceptance regulations of            ISSUER            YES             FOR                  FOR

general meeting

PROPOSAL #17: Approve the changes in Company statue           ISSUER            YES             FOR                  FOR

PROPOSAL #18: Approve to acceptance of uniform text          ISSUER            YES             FOR                  FOR

of Company statue

PROPOSAL #19: Closing of the AGM                                            ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TYCO ELECTRONICS LTD

  TICKER:                  TEL                 CUSIP:   H8912P106

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE PAYMENT OF A DISTRIBUTION TO        ISSUER            YES             FOR                  FOR

 SHAREHOLDERS THROUGH A REDUCTION OF THE PAR VALUE OF

 OUR SHARES, SUCH PAYMENT TO BE MADE IN TWO

INSTALLMENTS ON OR BEFORE MARCH 26, 2010 (THE END OF

THE SECOND FISCAL QUARTER OF 2010).

PROPOSAL #02: TO APPROVE ANY ADJOURNMENTS OR                       ISSUER            YES             FOR                  FOR

POSTPONEMENTS OF THE EXTRAORDINARY GENERAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TYCO ELECTRONICS LTD

  TICKER:                  TEL                 CUSIP:   H8912P106

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE PAYMENT OF A DISTRIBUTION TO        ISSUER            YES             FOR                  FOR

 SHAREHOLDERS THROUGH A REDUCTION OF THE PAR VALUE OF

 OUR SHARES, SUCH PAYMENT TO BE MADE IN TWO

INSTALLMENTS ON OR BEFORE MARCH 26, 2010 (THE END OF

THE SECOND FISCAL QUARTER OF 2010).

PROPOSAL #02: TO APPROVE ANY ADJOURNMENTS OR                       ISSUER            YES             FOR                  FOR

POSTPONEMENTS OF THE EXTRAORDINARY GENERAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TYCO ELECTRONICS LTD

  TICKER:                  TEL                 CUSIP:   H8912P106

  MEETING DATE:      3/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF PIERRE R. BRONDEAU                       ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF RAM CHARAN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF JUERGEN W. GROMER                         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF ROBERT M. HERNANDEZ                      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF THOMAS J. LYNCH                             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DANIEL J. PHELAN                           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF FREDERIC M. POSES                         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF LAWRENCE S. SMITH                         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF PAULA A. SNEED                              ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DAVID P. STEINER                           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF JOHN C. VAN SCOTER                       ISSUER            YES             FOR                  FOR

PROPOSAL #2A: TO APPROVE THE 2009 ANNUAL REPORT OF            ISSUER            YES             FOR                  FOR

TYCO ELECTRONICS LTD. (EXCLUDING THE STATUTORY

FINANCIAL STATEMENTS FOR THE PERIOD ENDED SEPTEMBER

25, 2009 AND THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE FISCAL YEAR ENDED SEPTEMBER 25, 2009)

PROPOSAL #2B: TO APPROVE THE STATUTORY FINANCIAL                ISSUER            YES             FOR                  FOR

STATEMENTS OF TYCO ELECTRONICS LTD. FOR THE PERIOD

ENDED SEPTEMBER 25, 2009

PROPOSAL #2C: TO APPROVE THE CONSOLIDATED FINANCIAL          ISSUER            YES             FOR                  FOR

STATEMENTS OF TYCO ELECTRONICS LTD. FOR THE FISCAL

YEAR ENDED SEPTEMBER 25, 2009

PROPOSAL #03: TO APPROVE THE EQUIVALENT OF A DIVIDEND        ISSUER            YES             FOR                  FOR

 PAYMENT IN THE FORM OF A DISTRIBUTION TO

SHAREHOLDERS THROUGH A REDUCTION OF THE PAR VALUE OF

TYCO ELECTRONICS SHARES, SUCH PAYMENT TO BE MADE IN

FOUR EQUAL QUARTERLY INSTALLMENTS ON OR BEFORE MARCH

25, 2011 (THE END OF THE SECOND FISCAL QUARTER OF

PROPOSAL #04: TO RELEASE THE MEMBERS OF THE BOARD OF         ISSUER            YES             FOR                  FOR

DIRECTORS AND EXECUTIVE OFFICERS OF TYCO ELECTRONICS

FOR ACTIVITIES DURING FISCAL YEAR 2009

PROPOSAL #05: TO APPROVE AN INCREASE IN THE NUMBER OF        ISSUER            YES             FOR                  FOR

 SHARES AVAILABLE FOR AWARDS UNDER THE TYCO

ELECTRONICS LTD. 2007 STOCK AND INCENTIVE PLAN

PROPOSAL #6A: TO ELECT DELOITTE & TOUCHE LLP AS TYCO         ISSUER            YES             FOR                  FOR

ELECTRONICS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING

 FIRM FOR FISCAL YEAR 2010

PROPOSAL #6B: TO ELECT DELOITTE AG, ZURICH,                        ISSUER            YES             FOR                  FOR

SWITZERLAND, AS TYCO ELECTRONICS' SWISS REGISTERED

AUDITOR UNTIL THE NEXT ANNUAL GENERAL MEETING OF TYCO

 ELECTRONICS

PROPOSAL #6C: TO ELECT PRICEWATERHOUSECOOPERS AG,              ISSUER            YES             FOR                  FOR

ZURICH, SWITZERLAND, AS TYCO ELECTRONICS' SPECIAL

AUDITOR UNTIL THE NEXT ANNUAL GENERAL MEETING OF TYCO

 ELECTRONICS

PROPOSAL #07: TO APPROVE ANY ADJOURNMENTS OR                       ISSUER            YES             FOR                  FOR

POSTPONEMENTS OF THE ANNUAL GENERAL MEETING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TYCO ELECTRONICS LTD

  TICKER:                  TEL                 CUSIP:   H8912P106

  MEETING DATE:      3/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF PIERRE R. BRONDEAU                       ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF RAM CHARAN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF JUERGEN W. GROMER                         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF ROBERT M. HERNANDEZ                      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF THOMAS J. LYNCH                             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DANIEL J. PHELAN                           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF FREDERIC M. POSES                         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF LAWRENCE S. SMITH                         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF PAULA A. SNEED                              ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DAVID P. STEINER                           ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF JOHN C. VAN SCOTER                       ISSUER            YES             FOR                  FOR

PROPOSAL #2A: TO APPROVE THE 2009 ANNUAL REPORT OF            ISSUER            YES             FOR                  FOR

TYCO ELECTRONICS LTD. (EXCLUDING THE STATUTORY

FINANCIAL STATEMENTS FOR THE PERIOD ENDED SEPTEMBER

25, 2009 AND THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE FISCAL YEAR ENDED SEPTEMBER 25, 2009)

PROPOSAL #2B: TO APPROVE THE STATUTORY FINANCIAL                ISSUER            YES             FOR                  FOR

STATEMENTS OF TYCO ELECTRONICS LTD. FOR THE PERIOD

ENDED SEPTEMBER 25, 2009

PROPOSAL #2C: TO APPROVE THE CONSOLIDATED FINANCIAL          ISSUER            YES             FOR                  FOR

STATEMENTS OF TYCO ELECTRONICS LTD. FOR THE FISCAL

YEAR ENDED SEPTEMBER 25, 2009

PROPOSAL #03: TO APPROVE THE EQUIVALENT OF A DIVIDEND        ISSUER            YES             FOR                  FOR

 PAYMENT IN THE FORM OF A DISTRIBUTION TO

SHAREHOLDERS THROUGH A REDUCTION OF THE PAR VALUE OF

TYCO ELECTRONICS SHARES, SUCH PAYMENT TO BE MADE IN

FOUR EQUAL QUARTERLY INSTALLMENTS ON OR BEFORE MARCH

25, 2011 (THE END OF THE SECOND FISCAL QUARTER OF

PROPOSAL #04: TO RELEASE THE MEMBERS OF THE BOARD OF         ISSUER            YES             FOR                  FOR

DIRECTORS AND EXECUTIVE OFFICERS OF TYCO ELECTRONICS

FOR ACTIVITIES DURING FISCAL YEAR 2009

PROPOSAL #05: TO APPROVE AN INCREASE IN THE NUMBER OF        ISSUER            YES             FOR                  FOR

 SHARES AVAILABLE FOR AWARDS UNDER THE TYCO

ELECTRONICS LTD. 2007 STOCK AND INCENTIVE PLAN

PROPOSAL #6A: TO ELECT DELOITTE & TOUCHE LLP AS TYCO         ISSUER            YES             FOR                  FOR

ELECTRONICS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING

 FIRM FOR FISCAL YEAR 2010

PROPOSAL #6B: TO ELECT DELOITTE AG, ZURICH,                        ISSUER            YES             FOR                  FOR

SWITZERLAND, AS TYCO ELECTRONICS' SWISS REGISTERED

AUDITOR UNTIL THE NEXT ANNUAL GENERAL MEETING OF TYCO

 ELECTRONICS

PROPOSAL #6C: TO ELECT PRICEWATERHOUSECOOPERS AG,              ISSUER            YES             FOR                  FOR

ZURICH, SWITZERLAND, AS TYCO ELECTRONICS' SPECIAL

AUDITOR UNTIL THE NEXT ANNUAL GENERAL MEETING OF TYCO

 ELECTRONICS

PROPOSAL #07: TO APPROVE ANY ADJOURNMENTS OR                       ISSUER            YES             FOR                  FOR

POSTPONEMENTS OF THE ANNUAL GENERAL MEETING

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TYCO INTERNATIONAL LTD.

  TICKER:                  TYC                 CUSIP:   H89128104

  MEETING DATE:      3/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ANNUAL REPORT, THE                 ISSUER            YES             FOR                  FOR

PARENT COMPANY FINANCIAL STATEMENTS OF TYCO

INTERNATIONAL LTD AND THE CONSOLIDATED FINANCIAL

STATEMENTS FOR FISCAL YEAR ENDED SEPTEMBER 25, 2009.

PROPOSAL #02: TO DISCHARGE THE BOARD OF DIRECTORS              ISSUER            YES             FOR                  FOR

FROM LIABILITY FOR THE FINANCIAL YEAR ENDED SEPTEMBER

 25, 2009.

ELECTION OF DIRECTOR: EDWARD D. BREEN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL E. DANIELS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TIMOTHY M. DONAHUE                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRIAN DUPERREAULT                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRUCE S. GORDON                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJIV L. GUPTA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN A. KROL                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRENDAN R. O'NEILL                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM S. STAVROPOULOS                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SANDRA S. WIJNBERG                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. DAVID YOST                                       ISSUER            YES             FOR                  FOR

PROPOSAL #4A: TO ELECT DELOITTE AG (ZURICH) AS                   ISSUER            YES             FOR                  FOR

STATUTORY AUDITORS UNTIL OUR NEXT ANNUAL GENERAL

MEETING.

PROPOSAL #4B: TO RATIFY APPOINTMENT OF DELOITTE &              ISSUER            YES             FOR                  FOR

TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR PURPOSES OF UNITED STATES

SECURITIES LAW REPORTING FOR THE YEAR ENDING

PROPOSAL #4C: TO ELECT PRICEWATERHOUSECOOPERS AG                ISSUER            YES             FOR                  FOR

(ZURICH) AS SPECIAL AUDITORS UNTIL OUR NEXT ANNUAL

GENERAL MEETING.

PROPOSAL #5A: TO APPROVE THE ALLOCATION OF FISCAL              ISSUER            YES             FOR                  FOR

YEAR 2009 RESULTS.

PROPOSAL #5B: TO APPROVE THE PAYMENT OF A DIVIDEND IN        ISSUER            YES             FOR                  FOR

 THE FORM OF A CAPITAL REDUCTION, SUCH PAYMENT TO BE

MADE IN FOUR QUARTERLY INSTALLMENTS AT SUCH TIMES

DURING THE PERIOD THROUGH THE NEXT ANNUAL GENERAL

MEETING AS SHALL BE DETERMINED BY THE BOARD.

PROPOSAL #06: AMENDMENT TO OUR ARTICLES OF                          ISSUER            YES             FOR                  FOR

ASSOCIATION TO PROVIDE FOR PLURALITY VOTING IN THE

EVENT THAT NUMBER OF CANDIDATES THAT ARE NOMINATED

FOR ELECTION EXCEEDS NUMBER OF POSITIONS AVAILABLE.

PROPOSAL #07: TO CONSIDER AND ACT ON SUCH OTHER                 ISSUER            YES         AGAINST           AGAINST

BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR

ANY ADJOURNMENT THEREOF.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  TYSON FOODS, INC.

  TICKER:                  TSN                 CUSIP:   902494103

  MEETING DATE:      2/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DON TYSON                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN TYSON                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LLOYD V. HACKLEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JIM KEVER                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KEVIN M. MCNAMARA                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BRAD T. SAUER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT THURBER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARBARA A. TYSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALBERT C. ZAPANTA                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO REAPPROVE THE ANNUAL INCENTIVE                 ISSUER            YES             FOR                  FOR

COMPENSATION PLAN FOR SENIOR EXECUTIVE OFFICERS.

PROPOSAL #03: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE

FISCAL YEAR ENDING OCTOBER 2, 2010.

PROPOSAL #04: TO CONSIDER AND ACT UPON SHAREHOLDER        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL 1 REGARDING A REPORT ON THE PREVENTION OF

RUNOFF AND OTHER FORMS OF WATER POLLUTION.

PROPOSAL #05: TO CONSIDER AND ACT UPON SHAREHOLDER        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL 2 REGARDING EXPANSION OF THE TYSON FOODS,

INC. SUSTAINABILITY REPORT.

PROPOSAL #06: TO CONSIDER AND ACT UPON SHAREHOLDER        SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL 3 REGARDING USE OF ANTIBIOTICS IN ANIMAL

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  U.S. BANCORP

  TICKER:                  USB                 CUSIP:   902973304

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DOUGLAS M. BAKER,        ISSUER            YES             FOR                  FOR

 JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: Y. MARC BELTON             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: VICTORIA BUYNISKI        ISSUER            YES             FOR                  FOR

 GLUCKMAN

PROPOSAL #1D: ELECTION OF DIRECTOR: ARTHUR D.                     ISSUER            YES             FOR                  FOR

COLLINS, JR.

PROPOSAL #1E: ELECTION OF DIRECTOR: RICHARD K. DAVIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: JOEL W. JOHNSON           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: OLIVIA F. KIRTLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: JERRY W. LEVIN             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID B. O'MALEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: O'DELL M. OWENS,         ISSUER            YES             FOR                  FOR

M.D., M.P.H.

PROPOSAL #1K: ELECTION OF DIRECTOR: RICHARD G. REITEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: CRAIG D. SCHNUCK         ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: PATRICK T. STOKES        ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF ERNST & YOUNG LLP AS            ISSUER            YES             FOR                  FOR

INDEPENDENT AUDITOR FOR THE 2010 FISCAL YEAR.

PROPOSAL #03: APPROVAL OF THE U.S. BANCORP AMENDED            ISSUER            YES             FOR                  FOR

AND RESTATED 2007 STOCK INCENTIVE PLAN.

PROPOSAL #04: ADVISORY VOTE TO APPROVE EXECUTIVE                ISSUER            YES             FOR                  FOR

COMPENSATION PROGRAM.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UBE INDUSTRIES,LTD.

  TICKER:                  N/A                 CUSIP:   J93796100

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Substitute Outside Corporate         ISSUER            YES             FOR                  FOR

Auditor

PROPOSAL #4.: Approve Payment of Bonuses to Corporate        ISSUER            YES             FOR                  FOR

 Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UBS AG

  TICKER:                  N/A                 CUSIP:   H89231338

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Approve the annual report and Group            ISSUER            YES             FOR                  FOR

and Parent bank accounts

PROPOSAL #1.2: Approve the compensation report for            ISSUER            YES         AGAINST           AGAINST

2009

PROPOSAL #2.: Approve the appropriation of results             ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the FY 2009

PROPOSAL #3.2: Grant discharge to the Members of the         ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Board for

the FY 2008

PROPOSAL #3.3: Grant discharge to the Members of the         ISSUER            YES         AGAINST           AGAINST

Board of Directors and the Group Executive Board for

the FY 2007

PROPOSAL #4.: Approve the adaptation of the Articles         ISSUER            YES             FOR                  FOR

of Association to new Swiss Intermediary-Held

Securities Act and amend Article 4 Paragraph 2 and

Article 6 of the Articles of Association

PROPOSAL #5.1.1: Re-elect Kaspar Villiger as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.2: Re-elect Sally Bott as a Member of          ISSUER            YES             FOR                  FOR

the Board of Directors for a 1 year term of office

PROPOSAL #5.1.3: Re-elect Michel Demare as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.4: Re-elect Rainer-Marc Frey as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

PROPOSAL #5.1.5: Re-elect Bruno Gehrig as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a 1 year term of office

PROPOSAL #5.1.6: Re-elect Ann F. Godbehere as a                 ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

PROPOSAL #5.1.7: Re-elect Axel P. Lehmann as a Member        ISSUER            YES             FOR                  FOR

 of the Board of Directors for a 1 year term of office

PROPOSAL #5.1.8: Re-elect Helmut Panke as a Member of        ISSUER            YES             FOR                  FOR

 the Board of Directors for a 1 year term of office

PROPOSAL #5.1.9: Re-elect William G. Parrett as a              ISSUER            YES             FOR                  FOR

Member of the Board of Directors for a 1 year term of

 office

PROPOSAL #5.110: Re-elect David Sidwell as a Member          ISSUER            YES             FOR                  FOR

of the Board of Directors for a 1 year term of office

PROPOSAL #5.2: Election of Wolfgang Mayrhuber as an          ISSUER            YES             FOR                  FOR

Independent Member of the Board of Directors for a 1

year term of office

PROPOSAL #5.3: Re-elect Ernst & Young Ltd., Basel,            ISSUER            YES             FOR                  FOR

for 1 year term of office as the Auditors for the

financial statements of UBS AG and the consolidated

financial statements of the UBS Group

PROPOSAL #6.: Approve the creation of conditional              ISSUER            YES             FOR                  FOR

capital in a maximum amount of CHF 38,000,000 by

means of adding Article 4a Paragraph 4 to the

Articles of Association, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UCB SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B93562120

  MEETING DATE:      11/6/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Acknowledgment of and discussion on a         ISSUER             NO              N/A                  N/A

special report by the Board of Directors in

accordance with Articles 583, 596 - applied on an ad

hoc basis - and 602 of the Belgian Companies Code

regarding the attachment to the Bonds (as defined and

 described in item 2 below) of a right to convert the

 Bonds into up to a maximum of 12,904,558 new

ordinary shares of the Company

PROPOSAL #1.2: Acknowledgment of and discussion on a         ISSUER             NO              N/A                  N/A

report by the Statutory Auditors of the Company in

accordance with Article 596 - applied on an ad hoc

basis - and 602 of the Belgian Companies Code

regarding the attachment to the Bonds of a right to

convert the Bonds into up to a maximum of 12,904,558

new ordinary shares of the Company

PROPOSAL #2.: Approve the attachment of a conversion         ISSUER             NO              N/A                  N/A

right to the senior unsecured bonds due 2015 [the

'Bonds'] which have been issued by the Company for an

 aggregate principal amount of EUR 500 million and

placed with institutional investors following an

accelerated book-building procedure on 30 SEP 2009

and an over-allotment option granted to the banks

managing the placement and exercised on the 01 OCT

2009; consequently, as far as necessary and

applicable, acknowledge the cancellation of the

preferential subscription rights of the shareholders;

 the conversion shall be permitted in accordance with

 and subject to the terms and conditions set forth in

 annex to the special report of the Board of

Directors referred to above in item 1.1 (the Terms

and Conditions)

PROPOSAL #3.I: Approve, as a consequence of the                 ISSUER             NO              N/A                  N/A

attachment of the conversion right to the Bonds: to

increase the share capital of the Company, subject to

 and to the extent of the conversion of Bonds into

new shares in accordance with the terms and

conditions, to up to a maximum amount of EUR

38,713,674 (being EUR 3.00 per share issued) by means

 of a contribution in kind of bonds presented to the

Company, through the issuance of maximum 12,904,558

ordinary shares without nominal value (the

'Contribution in Kind'), with the same rights and

benefits as the existing ordinary shares of the

Company, which will participate in the profits of the

 Company on the same footing as existing shares

PROPOSAL #3.II: Approve, as a consequence of the                ISSUER             NO              N/A                  N/A

attachment of the conversion right to the Bonds, to

allocate the remaining value of the Contribution in

Kind, i.e. an amount of maximum EUR 461,286,326

(being EUR 35.746 per share issued), subject to

adjustments in accordance with the terms and

conditions, to the issuance premium account of the

Company, which is an account that provides the same

guarantee to third parties as the one provided by the

 share capital of the Company and that may not be

abolished nor the amounts it contains be distributed

except further to a resolution by the Shareholders

Meeting resolving in accordance with the requirements

 referred to in Article 612 of the Belgian Companies

PROPOSAL #4.i: Approve: pursuant to Article 556 of            ISSUER             NO              N/A                  N/A

the Belgian Companies Code, to provide to

bondholders, in accordance with the terms and

conditions of the bonds, certain rights likely to

affect the Company' assets or which could give rise

to a debt of or a commitment by the Company, subject

to a change of control over the Company;

PROPOSAL #4.ii: Approve: pursuant to Article 556 of          ISSUER             NO              N/A                  N/A

the Belgian Company Code, the provision granting to

the holders of bonds that the Company may issue

through a public offering, before 31 DEC 2009,

denominated in EUR, with a maturity not exceeding 10

years, the right to obtain the redemption, or the

right to require the repurchase, of such bonds in an

amount not in excess of 102% of the outstanding

principal amount plus accrued and unpaid interest of

such bonds, in the event of a take-over bid or a

change of control of the Company, as would be

provided in the terms and conditions relating to such

 bonds; if such bond issue would be launched after

the date of this general shareholders' meeting, it

would be disclosed through a press release, which

would summarize the applicable change of control

provision and mention the total amount of bonds and

notes already issued by the Company that are subject

to a change of control provision approved under this

resolution

PROPOSAL #5.I: Authorize the Board of Directors of            ISSUER             NO              N/A                  N/A

the Company and the Boards of its direct

subsidiaries, for a period of 5 years starting after

the date of the general shareholders' meeting which

will deliberate this point, to acquire shares of UCB,

 up to maximum 20% of the issued shares, for exchange

 values equivalent to the closing price of the UCB

share on Euronext Brussels on the day immediately

preceding the acquisition, plus a maximum of 15% or

minus a maximum of 15%, taking also into account any

applicable legal requirement

PROPOSAL #5.II: Approve to add the specified                       ISSUER             NO              N/A                  N/A

paragraph at the end of Article 12 of the Articles of

PROPOSAL #6.I: Appoint Sir Tom McKillop as a                       ISSUER             NO              N/A                  N/A

Director, for the period provided by Article 15 of

the Articles of Association, i.e. until after the AGM

PROPOSAL #6.II: Acknowledge that Sir Tom McKillop              ISSUER             NO              N/A                  N/A

fulfills the independence criteria mentioned in

Article 526ter of the Companies Code; and that he is

appointed as an Independent Director in the meaning

of this legal provision

PROPOSAL #7.1.I: Authorize 2 Members of the Executive        ISSUER             NO              N/A                  N/A

 Committee or 1 Member of the Executive Committee and

 the Secretary General of the Company, acting

jointly, to determine in accordance with the

resolutions above as adopted by the Shareholders

Meeting, the exact amount of each capital increase

and the exact number of shares to be issued

PROPOSAL #7.1II: Authorize 2 Members of the Executive        ISSUER             NO              N/A                  N/A

 Committee or 1 Member of the Executive Committee and

 the Secretary General of the Company, acting

jointly, to have the realization of each capital

increase recorded before a notary public, to allocate

 the conversion price of the Bonds as referred to

above and to subsequently amend the Articles of

Association with respect to the amount of the share

capital and the number of shares

PROPOSAL #7.2: Authorize the notary public, with                ISSUER             NO              N/A                  N/A

right of substitution, to amend, to the extent

necessary, as a result of the amendments to the

Articles of Association relating to the capital

increase and to the disposal of own shares, the

records of the Company held with the register of

legal entities and to carry out any other formalities

 required further to the capital increase

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UCB SA, BRUXELLES

  TICKER:                  N/A                 CUSIP:   B93562120

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the reports of the Board of                ISSUER             NO              N/A                  N/A

Directors

PROPOSAL #2: Receive the reports of the Auditor                  ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the annual accounts of UCB S.A          ISSUER             NO              N/A                  N/A

and allocation of profits or losses

PROPOSAL #4: Grant discharge to the Directors                      ISSUER             NO              N/A                  N/A

PROPOSAL #5: Grant discharge to the Auditors                       ISSUER             NO              N/A                  N/A

PROPOSAL #6.1: Re-appoint Frederic Roch Doliveux as a        ISSUER             NO              N/A                  N/A

 Director who is due to expire for the period provide

 by the Articles of Association

PROPOSAL #6.2: Re-appoint Peter Fellner as the                   ISSUER             NO              N/A                  N/A

Director for the period provided by the Articles of

Association

PROPOSAL #6.3: Appoint Peter Fellner as the as                   ISSUER             NO              N/A                  N/A

Independent Director according to the Article

PROPOSAL #6.4: Appoint Albrecht De Graeve as a new            ISSUER             NO              N/A                  N/A

Director for the period provided by the

PROPOSAL #6.5: Appoint De Grave as the as Independent        ISSUER             NO              N/A                  N/A

 Director according to the Article 526bis of the

Companies code

PROPOSAL #6.6: Appoint Alexandre Van Damme as a new          ISSUER             NO              N/A                  N/A

Director for the period provided by the

PROPOSAL #7: Approve the decisions of the Board of            ISSUER             NO              N/A                  N/A

Directors to allocate a number of 300,000 to 375,000

maximum free shares of which 150,000 maximum to

Senior Executive, namely to about 38 individuals,

according to allocation criteria linked to the level

of responsibility of those concerned that the

allocations of these free shares will take place on

completion of the condition that the interested

parties remain employed within the UCB group for a

period of at least 3 years after the grant of awards;

 and of which 225,000 maximum to Senior Executive

qualifying for the Performance Share Plan and for

which payout will occur after a three year vesting

period and will vary from 0% to 15% of the granted

amount depending on the level of achievement of the

performance conditions set by the Company at the

PROPOSAL #8: Approve, pursuant to Article 556 of the         ISSUER             NO              N/A                  N/A

Belgian Company Code, the general share holder's

meeting approves: the condition 5 (c) (i)  redemption

 at the option of the bondholders-upon a change of

control  of the terms and conditions applicable to

the EUR 500,000,000 5.75% bonds due 2016 which have

been issued by the Company on 10 DEC 2009, which

provides that, under certain circumstances, in case

of a change of control over the Company, the Company

may have to repay earlier all amount due under the

bonds; and any provisions of the facility agreement

dated 14 DEC 2009 between, amongst others, UCB SA/NV

as the Company, Commerzbank Aktiengesellschaft and

Mizuho Corporate bank Nederland N. V as co-ordinators

 and Fortis bank SA/NV as agent, CONTD...

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ULTRA PETROLEUM CORP.

  TICKER:                  UPL                 CUSIP:   903914109

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: MICHAEL D. WATFORD                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W. CHARLES HELTON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. RIGNEY                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN J. MCDANIEL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGER A. BROWN                                     ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF ERNST & YOUNG, LLP AS            ISSUER            YES             FOR                  FOR

AUDITORS OF THE COMPANY FOR THE ENSUING YEAR AND

AUTHORIZING THE DIRECTORS TO FIX THEIR REMUNERATION.

PROPOSAL #03: IF PRESENTED, TO CONSIDER AND VOTE UPON   SHAREHOLDER        YES         AGAINST               FOR

 A SHAREHOLDER PROPOSAL REGARDING HYDRAULIC

FRACTURING WHICH IS OPPOSED BY THE BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ULTRAPAR PARTICIPACOES S A

  TICKER:                  N/A                 CUSIP:   P94396101

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To take knowledge of the Directors                 ISSUER             NO              N/A                  N/A

accounts, to examine, discuss and approve the

Company's consolidated financial statements for the

FYE 31 DEC 2009

PROPOSAL #2: To consider the proposal for the capital        ISSUER             NO              N/A                  N/A

 budget for the year 2010

PROPOSAL #3: To decide on the allocation of the net          ISSUER             NO              N/A                  N/A

profits from the FY

PROPOSAL #4: Election of members of the Board of                ISSUER            YES             FOR                  FOR

Directors and set their remuneration

PROPOSAL #5: Election of members of the Finance                 ISSUER            YES             FOR                  FOR

Committee, and set their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ULTRATECH CEMCO LTD

  TICKER:                  N/A                 CUSIP:   Y9046E109

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, with or without                                   ISSUER            YES             FOR                  FOR

modification(s), the Scheme of Amalgamation of

Samruddhi Cement Limited with UltraTech Cement

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ULTRATECH CEMENT LIMITED

  TICKER:                  N/A                 CUSIP:   Y9046E109

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009 and the profit & loss

 account for the YE 31 MAR 2009 and the report of the

 Directors' and the Auditors' thereon

PROPOSAL #2.: Declare a dividend on equity shares for        ISSUER            YES             FOR                  FOR

 the YE 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. D.D. Rathi as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. G.M. Dave as a Director,        ISSUER            YES             FOR                  FOR

 who retires by rotation

PROPOSAL #5.: Re-appoint Mr. Kumar Mangalam Birla as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #6.: Re-appoint, pursuant to provisions of          ISSUER            YES             FOR                  FOR

Section 224 and other applicable provisions, if any,

of the Companies Act, 1956, Messrs. Deloitte Haskins

& Sells, Chartered Accountants, Mumbai and re-appoint

 Messrs. G.P. Kapadia & Co., Chartered Accountants,

Mumbai as the Joint Statutory Auditors of the

Company, to hold the office from the conclusion of

the Ninth AGM until the conclusion of the next AGM at

 such remuneration to each of them, plus service tax

as applicable and reimbursement of out-of-pocket

expenses in connection with the Audit as the Board of

 Directors may fix in this behalf

PROPOSAL #7.: Re-appoint, pursuant to the provisions         ISSUER            YES             FOR                  FOR

of Section 228 and other applicable provisions, if

any, of the Companies Act,1956 [the Act] Messrs.

Haribhakti & Co., Chartered Accountants, Mumbai as

the Branch Auditors of the Company, to audit the

Accounts in respect of the Company's Units at

Jafrabad and Magdalla in Gujarat and Ratnagiri in

Maharashtra, to hold office from the conclusion of

the Ninth AGM until the conclusion of the next AGM of

 the Company at such remuneration, plus service tax

as applicable and reimbursement of out-of-pocket

expenses in connection with the audit as the Board of

 Directors may fix in this behalf; and authorize the

Board to appoint Branch Auditors of any other

Branch/Unit/Division of the Company, which may be

opened/ acquired/installed hereafter, in India or

abroad, in consultation with the Company's Statutory

Auditors, any person(s) qualified to act as Branch

Auditor within the provisions of Section 228 of the

Act and to fix their remuneration

PROPOSAL #8.: Appoint, pursuant to the provisions of         ISSUER            YES             FOR                  FOR

Section 260 and other applicable provisions, if any,

of the Companies Act, 1956 [the Act], Mr. S.B. Mathur

 as a Director of the Company liable to retire by

rotation

PROPOSAL #S.9: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 163 and all other applicable provisions, if

any, of the Companies Act, 1956 the Register of

Members, Index of Members, Register of

Debentureholders, Index of Debentureholders and other

 related books be kept at the premises of the

Company's Registrar and Transfer Agent viz. Sharepro

Services [India] Private Limited, 13AB, Samhita

Warehousing Complex, 2nd Floor, Sakinaka Telephone

Exchange Lane, Off Andheri Kurla Road, Sakinaka,

Andheri (East), Mumbai - 400 072

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ULVAC, INC.

  TICKER:                  N/A                 CUSIP:   J94048105

  MEETING DATE:      9/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: Amend Articles to: Expand Business Lines        ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UMICORE GROUP

  TICKER:                  N/A                 CUSIP:   B95505168

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Submission of, and discussion on, the            ISSUER             NO              N/A                  N/A

annual report of the Board of Directors and the

report of the Statutory Auditor on the statutory

annual accounts for the FYE 31 DEC 2009

PROPOSAL #2: Approve, the statutory annual accounts          ISSUER             NO              N/A                  N/A

for the FYE 31 DEC 2009 showing a profit for the FY

in the amount of EUR 201,577,421.21 taking into

account the profit of the FY, the profit of EUR

206,052,951.33 brought forward from the previous FY

and the allocations to and releases from the

unavailable reserve related to the 2009 movements in

the own shares for a total net amount of EUR

63,888,541.11, the result to be appropriated stands

at EUR 343,741,831.43; the appropriation of the

result including the payment of a gross dividend of

EUR 0.65 per share

PROPOSAL #3: Submission of, and discussion on, the            ISSUER             NO              N/A                  N/A

annual report of the Board of Directors and the

report of the Statutory Auditor on the consolidated

annual accounts for the FYE 31 DEC 2009

PROPOSAL #4: Submission of the consolidated annual            ISSUER             NO              N/A                  N/A

accounts of the company for the FYE 31 DEC 2009

PROPOSAL #5: Grant discharge from liability to each          ISSUER             NO              N/A                  N/A

of the Directors who were in office during the FY

2009, for the performance of their mandate during

said FY 2009

PROPOSAL #6: Grant discharge from liability to the            ISSUER             NO              N/A                  N/A

Statutory Auditor for the performance of its mandate

during the FY 2009

PROPOSAL #7.1: Re-election of Mrs. Isabelle Bouillot         ISSUER             NO              N/A                  N/A

as a Independent Director for a period of 3 years

expiring at the 2013

PROPOSAL #7.2: Re-election of Mr. Shohei Naito as a          ISSUER             NO              N/A                  N/A

Independent Director for a period of 3 years expiring

 at the 2013

PROPOSAL #7.3: Approve the Board's remuneration                 ISSUER             NO              N/A                  N/A

proposed for the 2010 FY constituting a fixed fee for

 a global amount of EUR 200,000 and a fee per

attended meeting of EUR 5,000 for the Chairman and

EUR 2,500 for the Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  U-MING MARINE TRANSPORT CORPORATION

  TICKER:                  N/A                 CUSIP:   Y9046H102

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 financial statements                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.4: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 5 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Election of the Directors and                       ISSUER            YES         AGAINST           AGAINST

Supervisors

PROPOSAL #B.5: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.6: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UMW HOLDINGS BHD

  TICKER:                  N/A                 CUSIP:   Y90510101

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009 together with the Reports of

the Directors and the Auditors thereon

PROPOSAL #2: Declare a final single-tier dividend of         ISSUER            YES             FOR                  FOR

9.0 Sen per share of MYR 0.50 each for the YE 31 DEC

2009, giving a total gross dividend of 20.0 Sen per

share of nominal value MYR 0.50 each for the year

PROPOSAL #3: Re-elect Dr. Leong Chik Weng as a                   ISSUER            YES             FOR                  FOR

Director, who is retiring in accordance with Article

123 of the Company's Articles of Association

PROPOSAL #4: Re-elect Dato' Siow Kim Lun @ Siow Kim          ISSUER            YES             FOR                  FOR

Lin as a Director, who is retiring in accordance with

 Article 109 of the Company's Articles of Association

PROPOSAL #5: Approve Directors' fees of MYR 717,000          ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009

PROPOSAL #6: Re-appoint Messrs. Ernst & Young as the         ISSUER            YES             FOR                  FOR

Auditors for the ensuing FY and to authorize the

Directors to fix their remuneration

PROPOSAL #7: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Paragraph 10.09 of the Main Market

Listing Requirements of Bursa Malaysia Securities

Berhad  Bursa Securities , and its subsidiaries  the

UMW Group  to enter into the recurrent transactions

of a revenue or trading nature as set out in Section

2.1.1 (b) of Part A of the Circular to Shareholders

dated 25 MAY 2010  the Circular with the related

parties mentioned therein, which are necessary for

the UMW Group's day-to-day operations, be and is

hereby renewed, and for a new mandate for the UMW

Group to enter into additional recurrent related

party transactions of a revenue or trading nature as

set out in Section 2.1.1 (b) of Part A of the

Circular with the related parties mentioned therein,

which are necessary for the CONTD..

PROPOSAL #CONT: ..CONTD UMW Group's day-to-day                   ISSUER             NO              N/A                  N/A

operations, provided that - a) the transactions are

in the ordinary course of business and are on normal

commercial terms which are not more favourable to the

 related parties than those generally available to

the public and are not to the detriment of the

minority shareholders of the Company; and b)

disclosure is made in the annual report of the

aggregate value of transactions conducted pursuant to

 the shareholders' mandate during the FY and in the

annual reports for subsequent FYs during which the

shareholders' mandate is in force, based on the type

of the recurrent transactions, the names of the

related parties involved in each type of the

recurrent transaction and their relationship with the

PROPOSAL #CONT: ..CONTD  Authority expires the                   ISSUER             NO              N/A                  N/A

earlier of the conclusion of the next AGM or the

expiration of the period within which the next AGM is

 to be held by law ; to complete and do such acts and

 things as they may think expedient or necessary

including executing such documents as may be required

  to give effect to the Proposed Shareholders'

Mandate, the estimates given on the recurrent related

 party transactions specified in Section 2.1.1 (b) of

 Part A of the Circular being provisional in nature,

to agree to the actual amount or amounts thereof,

provided always that such amount or amounts comply

with the review procedures set out in Section 2.1.2

of Part A of the Circular

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

subject to the Companies Act, 1965 the Act , the

provisions of the Memorandum and Articles of

Association of the Company, the Main Market Listing

Requirements of Bursa Malaysia Securities Berhad

Bursa Securities  and all other applicable laws,

regulations and guidelines and the approvals of all

relevant governmental and/or regulating authorities,

the Company be and is hereby authorized to purchase

such amount of ordinary shares of MYR 0.50 each in

the Company  Proposed Renewal of Share Buy-Back  as

may be determined by the Directors of the Company

from time to time through Bursa Securities, upon such

 terms and conditions as the Directors may deem fit

and expedient in the interests of the Company,

provided that - a) the aggregate number of ordinary

shares which may be purchased and/or held by the

PROPOSAL #CONT: ..CONTD as treasury shares shall not         ISSUER             NO              N/A                  N/A

exceed 10% of the total issued and paid-up ordinary

share capital of the Company as at the point of

purchase; and b) the maximum funds to be allocated by

 the Company for the purpose of purchasing its shares

 shall not exceed the total retained earnings and

share premium reserves of the Company at the time of

the purchase, upon completion of the purchase by the

Company of its own shares, to deal with the shares

purchased in their absolute discretion in the

following manner a) cancel all the shares so

purchased; or b) retain the shares so purchased in

treasury for distribution as dividends to

shareholders and/or resell the shares on the market

of Bursa Securities and/or subsequently cancel the

treasury shares; CONTD..

PROPOSAL #CONT: ..CONTD or c) retain part of the                ISSUER             NO              N/A                  N/A

shares so purchased as treasury shares and cancel the

 remainder; and in any other manner as prescribed by

the Act, rules, regulations and orders made pursuant

to the Act and the Main Market Listing Requirements

and any other relevant authority for the time being

in force, such authority conferred by this resolution

 shall commence upon the passing of this resolution

 Authority expires the earlier of the conclusion of

the next AGM or the expiration of the period within

which the next AGM is to be held by law ; to take all

 such steps as are necessary or expedient to

implement, finalize and give full effect to the

Proposed Renewal of Share Buy-Back with full powers

to assent to any conditions, modifications,

variations and/or amendments as may be imposed by the

 relevant authorities

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIBAIL-RODAMCO SE, PARIS

  TICKER:                  N/A                 CUSIP:   F95094110

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the annual accounts                           ISSUER            YES             FOR                  FOR

PROPOSAL #O.2: Approve the consolidated accounts                ISSUER            YES             FOR                  FOR

PROPOSAL #O.3: Approve the allocation of the result           ISSUER            YES             FOR                  FOR

PROPOSAL #O.4: Approve the distribution of a sum                ISSUER            YES             FOR                  FOR

deducted on the contribution bonus line item

PROPOSAL #O.5: Approve the regulated agreements and          ISSUER            YES             FOR                  FOR

commitments

PROPOSAL #O.6: Approve to renew Mr. Frans J. G. M.            ISSUER            YES             FOR                  FOR

Cremers' appointment as a Member of the Supervisory

Board

PROPOSAL #O.7: Approve to renew Mr. Francois Jaclot's        ISSUER            YES             FOR                  FOR

 appointment as a Member of the Supervisory Board

PROPOSAL #O.8: Authorize the Board of Directors in            ISSUER            YES             FOR                  FOR

order to allow the Company to trade in its own shares

PROPOSAL #E.9: Authorize the Board of Directors for          ISSUER            YES             FOR                  FOR

the purpose of reducing the authorized capital by

canceling shares held by the Company

PROPOSAL #E.10: Powers for the required formalities           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICHARM CORPORATION

  TICKER:                  N/A                 CUSIP:   J94104114

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Articles to: Allow Board to                   ISSUER            YES             FOR                  FOR

Appoint a Chairperson Emeritus, Chairperson, and

Vice-Chairperson

PROPOSAL #2: Approve Merger by Absorption of a                   ISSUER            YES             FOR                  FOR

Wholly-Owned Subsidiary, Unicharm Pet Care Corp.

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #4: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5: Allow Board to Authorize Use of Stock            ISSUER            YES             FOR                  FOR

Option Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICREDIT SPA, GENOVA

  TICKER:                  N/A                 CUSIP:   T95132105

  MEETING DATE:      11/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to increase capital for a max          ISSUER             NO              N/A                  N/A

counter value of EUR 4,000,000,000.00, through the

issue of ordinary shares, to be offered to the

ordinary and saving shareholders, as per Article 2441

 of Italian Civil Code; any adjournment thereof

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNICREDIT SPA, GENOVA

  TICKER:                  N/A                 CUSIP:   T95132105

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial statement        ISSUER             NO              N/A                  N/A

 as at 31 DEC 2009, accompanied with the Directors

and Auditing Company's Reports; Board of Statutory

Auditors' Report. Presentation of the consolidated

financial statement.

PROPOSAL #2.: Allocation of the net profit of the              ISSUER             NO              N/A                  N/A

year;

PROPOSAL #3.1: List presented by Fondazione Cassa di         ISSUER             NO              N/A                  N/A

Risparmio di Verona, Vicenza, Belluno e Ancona:

Permanemt Auditors: 1. Mr. Cesare Bisoni, 2. Mr.

Vincenzo Nicastro, 3. Mr. Michele Rutigliano, 4. Mrs

Claudia Cattani, and 5. Mr. Alessandro Trotter;

Alternate Auditors: 1. Mr. Paolo Domenico Sfameni, 2.

 Mr. Giuseppe Verrascina

PROPOSAL #3.2: List presented by Allianz Global                 ISSUER             NO              N/A                  N/A

Investor Italia Sgr, Aletti Gestielle SGR Spa, BNP

Paribas Asset Management SGR SPA, Eurizon Capital SGR

 Spa, Eurizon Capital SA - Eurizon Easy Fund Equity

Europe, Eurizon Easy Fund Equity  Euro, Eurizon Easy

Fund Equity Italy, Eurizon Easy Fund Equity

Financial, Fideuram investimenti SGR SPA, Fideuram

Gestions SA, Interfund Sicav, ARCA SGR SPA, PGGM

Global Equity PF Fund, ANIMA SGR SPA, Mediolanum

International Funds - Challenge Funds, Mediolanum

Gestione Fondi SGR SPA, Ersel Asset management SGR

Spa, Stichting Pensioenfonds ABP, Stichting

Depositary APG Developed Markets Equity Pool,

representing more than 0.50% of Unicredit stock

capital: Permanemt Auditors: 1. Mr. Maurizio Lauri,

2. Mr. Marco ventoruzzo, 3. Mr. Mario Stella Richter,

 4. Mr. Roberto Lonzar, and 5. Mr. Giuliano Lemme;

Alternate Auditors: 1. Mr. Massimo Livatino, and 2.

PROPOSAL #4.: Determination of the remuneration for          ISSUER             NO              N/A                  N/A

the Statutory Auditors, for each year in office, in

accordance with Clause 30 of the UniCredit's Articles

 of Association.

PROPOSAL #5.: Redefinition of the compensation for            ISSUER             NO              N/A                  N/A

the Chairman of the Supervisory Body ex D.Lgs 231/01.

PROPOSAL #6.: Remuneration policy for the Group.                ISSUER             NO              N/A                  N/A

PROPOSAL #7.: UniCredit Group Employee Share                       ISSUER             NO              N/A                  N/A

Ownership Plan 2010.

PROPOSAL #8.: UniCredit Group Long Term Incentive              ISSUER             NO              N/A                  N/A

Plan 2010.

PROPOSAL #E.1: Delegation to the Board of Directors,         ISSUER             NO              N/A                  N/A

under the provisions of section 2443 of the Italian

Civil Code, of the authority to resolve, on one or

more occasions for a maximum period of one year

starting from the date of the shareholders'

resolution, to increase share capital, with the

exclusion of subscription rights, as allowed by

section 2441.8 of the Italian Civil Code, for a

maximum nominal amount of EUR 64,000,000 to service

the exercise of options to subscribe to up to

128,000,000 ordinary shares in UniCredit of par value

 EUR 0.50 each, to be reserved for the Personnel of

the Holding Company and of Group banks and companies

who hold positions of particular importance for the

purposes of achieving the Group's overall objectives;

 consequent amendments to the articles of association.

PROPOSAL #E.2: Delegation to the Board of Directors,         ISSUER             NO              N/A                  N/A

under the provisions of section 2443 of the Italian

Civil Code, of the authority to resolve, on one or

more occasions for a maximum period of 5 years

starting from the date of the shareholders'

resolution, to carry out a free capita' increase, as

allowed by section 2349 of the Italian Civil Code,

for a maximum nominal amount of EUR 29,500,000

corresponding to up to 59,000,000 ordinary shares in

UniCredit of par value EUR 0.50 each, to be granted

to the Personnel of the Holding Company and of Group

banks and companies, who hold positions of particular

 importance for the purposes of achieving the Group's

 overall objectives; consequent amendments to the

articles of association.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER N V

  TICKER:                  N/A                 CUSIP:   N8981F271

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Consideration of the annual report for          ISSUER             NO              N/A                  N/A

the 2009 financial year submitted by the Board of

Directors, including the Dutch Corporate Governance

Code and the Directors' remuneration report of the

Remuneration Committee; consideration of the way in

which Unilever applies the Dutch Corporate Governance

 Code

PROPOSAL #2: Adoption of the Annual Accounts and                ISSUER            YES             FOR                  FOR

appropriation of the profit for the 2009 financial

year: it is proposed that: (i) the annual accounts

for the 2009 financial year drawn up by the Board of

Directors be adopted; and (ii) the profit for the

2009 financial year be appropriated for addition to

the balance sheet item Profit retained EUR

PROPOSAL #3: Discharge of Executive Directors: it is         ISSUER            YES             FOR                  FOR

proposed that the Executive Directors in office in

the 2009 financial year be discharged for the

fulfillment of their task in the 2009 financial year

PROPOSAL #4: Discharge of Non-Executive Directors: it        ISSUER            YES             FOR                  FOR

 is proposed that the Non-Executive Directors in

office in the 2009 financial year be discharged for

the fulfillment of their task in the 2009 financial

PROPOSAL #5: To re-appoint Mr. P G J M Polman as an          ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #6: To appoint Mr. R J-M'S Huet as an                   ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #7: To re-appoint Professor L O Fresco as a         ISSUER            YES             FOR                  FOR

Non-Executive Director

PROPOSAL #8: To re-appoint Ms. A M Fudge as a Non-             ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #9: To re-appoint Mr. C E Golden as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #10: To re-appoint Dr. B E Grote as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #11: To re-appoint Ms. H Nyasulu as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #12: To re-appoint Mr. K J Storm as a Non-           ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #13: To re-appoint Mr. M Treschow as a Non-         ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #14: To re-appoint Mr. J van der Veer as a          ISSUER            YES             FOR                  FOR

Non-Executive Director

PROPOSAL #15: To re-appoint Mr. P Walsh as a Non-               ISSUER            YES             FOR                  FOR

Executive Director

PROPOSAL #16: To appoint The Rt Hon Sir Malcolm                 ISSUER            YES             FOR                  FOR

Rifkind MP as a Non-Executive Director

PROPOSAL #17: To approve the Management Co-Investment        ISSUER            YES             FOR                  FOR

 Plan

PROPOSAL #18: To approve the amendment to the                     ISSUER            YES             FOR                  FOR

performance conditions of the annual bonus for

Executive Directors

PROPOSAL #19: To approve the amendments to the                   ISSUER            YES             FOR                  FOR

performance conditions of the long-term incentive

arrangements

PROPOSAL #20: It is proposed by the Board of                       ISSUER            YES             FOR                  FOR

Directors that: (i) the Articles of Association of

the Company be amended and the Company's capital be

reduced in conformity with the draft prepared by De

Brauw Blackstone Westbroek N.V., dated 31 March 2010;

 and (ii) in connection with this amendment of the

Articles of Association, any and all Directors of the

 Company, any and all Company Secretaries and Deputy

Secretaries and any and all lawyers practicing with

De Brauw Blackstone Westbroek N.V. be authorized to

apply for the required ministerial declaration of no-

objection and to execute the notarial deed of

amendment to the Articles of Association

PROPOSAL #21: The Board of Directors be authorized,          ISSUER            YES             FOR                  FOR

in accordance with Article 98 of Book 2 of the

Netherlands Civil Code, for the period running from

11 May 2010 until 11 November 2011 to cause the

Company to purchase, either through purchase on a

stock exchange or otherwise, any and all of its own

6% cumulative preference shares and 7% cumulative

preference shares (and depositary receipt thereof) on

 the following terms: (i) the purchase price,

excluding expenses and interest, for each 6%

cumulative preference share (each in the form of one

share or ten sub-shares) is not lower than EUR 0.01

(one eurocent) and not higher than EUR 575.50 plus a

compensation for accrued dividend (in relation to the

 relevant financial year) until the date of

repurchase; and (ii) the purchase price, excluding

expenses and interest, for each 7% cumulative

preference share (each in the form of one share or

ten sub-shares or depositary receipts thereof) is not

 lower than EUR 0.01 (one eurocent) and not higher

than EUR 671.40 plus a compensation for accrued

dividend (in relation to the relevant financial year)

PROPOSAL #22: To authorize the Board of Directors, in        ISSUER            YES             FOR                  FOR

 accordance with Article 98 of Book 2 of the

Netherlands Civil Code, for the period running from

11 May 2010 until 11 November 2011 to cause the

Company to purchase, either through purchase on a

stock exchange or otherwise, its own ordinary shares

or depositary receipts thereof with a maximum of 10%

of the issued share capital as shown in the annual

accounts for the financial year 2009 at a purchase

price per share or depositary receipt thereof,

excluding expenses, not lower than EUR 0.01 (one

eurocent) and not higher than 10% above the average

of the closing price of the shares on the NYSE

Euronext stock exchange in Amsterdam for the five

business days before the day on which the purchase is

PROPOSAL #23: To reduce the issued share capital                ISSUER            YES             FOR                  FOR

through cancellation of ordinary shares and

depositary receipts thereof; the purpose of the

reduction is to create flexibility with respect to

the Company's capital structure; it is restricted to

a maximum of 10% of the issued share capital as shown

 in the annual accounts for the financial year 2009;

only ordinary shares held by the Company or for which

 the Company holds depositary receipts may be

cancelled; shares that the Company holds in treasury

for hedging share (option) plans will not be

cancelled; the number of shares that will be

cancelled following this resolution will be

determined by the Board of Directors; each time the

amount of the capital reduction will be stated in the

 resolution of the Board of Directors that shall be

filed at the Chamber of Commerce in Rotterdam

PROPOSAL #24: Renewal of this authority is sought at         ISSUER            YES             FOR                  FOR

the AGM each year; it is proposed to designate the

Board of Directors as the Company Body, in accordance

 with Articles 96 and 96a of Book 2 of the

Netherlands Civil Code to resolve to issue, or to

grant rights to subscribe for, shares not yet issued

and to restrict or exclude the statutory pre-emption

rights that accrue to shareholders upon issue of

shares, on the understanding that this authority is

limited to 10% of the issued share capital of the

Company, plus an additional 10% of the issued share

capital of the Company in connection with or on the

occasion of mergers and acquisitions; there is no

current intention to use this authority; the

authority sought from the AGM is for the period

running from 11 May 2010 until 11 November 2011

PROPOSAL #25: Pursuant to Article 34, paragraph 3, of        ISSUER            YES             FOR                  FOR

 the Articles of Association, Auditors charged with

the auditing of the annual accounts for the current

financial year are to be appointed each year; it is

proposed that, in accordance with Article 393 of Book

 2 of the Netherlands Civil Code,

PricewaterhouseCoopers Accountants N.V. be appointed

to audit the annual accounts for the 2010 financial

year

PROPOSAL #26: Questions and close of Meeting                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER NV

  TICKER:                  N/A                 CUSIP:   N8981F271

  MEETING DATE:      10/8/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening and announcements                                ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Discussion the report and the financial        ISSUER             NO              N/A                  N/A

 statements for the period 01 JUL 2008 to 30 JUN 2009

PROPOSAL #3.: As a consequence of the periodic                   ISSUER             NO              N/A                  N/A

rotation of Office Mr. J.H. Schraven will step down

as per the date of the 1st meeting of the Board of

the Administration Office to be held in 2010,

consequently a vacancy will arise in the Board, the

Board intends to fill this vacancy by re-appointing

Mr. Schraven, in accordance with Article 5.4 of its

Articles of Association, the Board wishes to inform

the holders of depositary receipts issued by the

Administration Office of this vacancy

PROPOSAL #4.: Any other business                                            ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Closing                                                                ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNILEVER PLC

  TICKER:                  N/A                 CUSIP:   G92087165

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report and accounts for the         ISSUER            YES             FOR                  FOR

YE 31 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Re-elect Mr. P.G.J.M. Polman as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4: Election of Mr. R.J.M.S. Huet as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5: Re-elect Professor L.O. Fresco as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-elect Ms. A.M. Fudge as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. C.E. Golden as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Dr. B.E. Grote as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-elect Ms. H. Nyasulu as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10: Re-elect Mr. K.J. Storm as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #11: Re-elect Mr. M. Treschow as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #12: Re-elect Mr. J. Van der Veer as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #13: Re-elect Mr. P. Walsh as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #14: Election of the Rt Hon Sir Malcolm                ISSUER            YES             FOR                  FOR

Rifkind MP as a Director

PROPOSAL #15: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company

PROPOSAL #16: Authorize the Directors to fix the                ISSUER            YES             FOR                  FOR

remuneration of the Auditors

PROPOSAL #17: Approve to renew the authority to                 ISSUER            YES             FOR                  FOR

Directors to issue shaes

PROPOSAL #S.18: Approve to renew the authority to              ISSUER            YES             FOR                  FOR

Directors to disapply pre-emption rights

PROPOSAL #S.19: Approve to renew the authority to the        ISSUER            YES             FOR                  FOR

 Company to purchase its own shares

PROPOSAL #20: Grant authority for Political Donations        ISSUER            YES             FOR                  FOR

 and Expenditure

PROPOSAL #S.21: Approve to shorten the notice period         ISSUER            YES             FOR                  FOR

for general meetings

PROPOSAL #22: Approve the Management Co-Investment            ISSUER            YES             FOR                  FOR

Plan

PROPOSAL #S.23: Adopt new Articles of Association of         ISSUER            YES             FOR                  FOR

the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIMICRON TECHNOLOGY CORP

  TICKER:                  N/A                 CUSIP:   Y90668107

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: To report the 2009 audited reports               ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To report the status of joint-venture         ISSUER             NO              N/A                  N/A

in people's republic of China

PROPOSAL #A.4: To report the status of buyback                   ISSUER             NO              N/A                  N/A

treasury stocks and conditions of transferring to

employees

PROPOSAL #A.5: To report the status of merger                      ISSUER             NO              N/A                  N/A

PROPOSAL #A.6: To report other presentations                       ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD1.4 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.4: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.5: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNION PACIFIC CORPORATION

  TICKER:                  UNP                 CUSIP:   907818108

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: A.H. CARD, JR.             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: E.B. DAVIS, JR.           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: T.J. DONOHUE                ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: A.W. DUNHAM                  ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: J.R. HOPE                      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: C.C. KRULAK                  ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: M.R. MCCARTHY               ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: M.W. MCCONNELL             ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: T.F. MCLARTY III         ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: S.R. ROGEL                    ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: J.H. VILLARREAL           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: J.R. YOUNG                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF DELOITTE & TOUCHE AS THE        ISSUER            YES             FOR                  FOR

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

INDEPENDENT CHAIRMAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES             FOR               AGAINST

SUPERMAJORITY VOTING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIONE DI BANCHE ITALIANE SCPA, BERGAMO

  TICKER:                  N/A                 CUSIP:   T1681V104

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the allocation and distribution         ISSUER             NO              N/A                  N/A

of profits, after first presenting the separate and

consolidated financial statements as at and for the

YE 31 DEC 2009, pursuant to Article 22, paragraph 2,

letter D of the Corporate bylaws

PROPOSAL #2: Authorize the Management Board                        ISSUER             NO              N/A                  N/A

concerning Treasury Shares

PROPOSAL #3: Appointment of the Members of the                   ISSUER             NO              N/A                  N/A

Supervisory Board and of the Chairman and the Senior

Deputy Chairman for the FY 2010/2011/2012, in

accordance with the provisions of Article 45 of the

Corporate by laws and determination of their

remuneration in accordance with Article 22 of the

Corporate bylaws

PROPOSAL #4: Approve the report to the shareholders          ISSUER             NO              N/A                  N/A

on group remuneration and Incentive Policies for

remuneration policies for members of the Management

Board the medium to long term Incentive Plan based on

 the performance of the UBI BANCA share as part of

the remuneration policies for UBI BANCA and group

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIPETROL A.S.

  TICKER:                  N/A                 CUSIP:   X9438T103

  MEETING DATE:      12/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the General Meeting                       ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Approve the rules and procedure of the         ISSUER             NO              N/A                  N/A

General Meeting

PROPOSAL #3.: Approve the election of persons into            ISSUER             NO              N/A                  N/A

working bodies of the general meeting

PROPOSAL #4.: Approve the changes in the Articles of         ISSUER             NO              N/A                  N/A

Association with harmony of a new act of the

Auditors, Articles of Association will be

supplemented by a new mandatory authority - the

PROPOSAL #5.: Appoint the Members of the Committee            ISSUER             NO              N/A                  N/A

for Audit

PROPOSAL #6.: Approve the rewarding of the Members of        ISSUER             NO              N/A                  N/A

 the Committee for Audit

PROPOSAL #7.: Appoint the Auditor for verification of        ISSUER             NO              N/A                  N/A

 the final economic results of the Company

PROPOSAL #8.: Approve the changes in constitution of         ISSUER             NO              N/A                  N/A

the Members of the Supervisory Board

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIPETROL A.S.

  TICKER:                  N/A                 CUSIP:   X9438T103

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the general meeting                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the rules of procedure of the            ISSUER            YES             FOR                  FOR

general meeting

PROPOSAL #3: Election of persons into working bodies         ISSUER            YES             FOR                  FOR

of the general meeting

PROPOSAL #4: Receive the report of the Company's                ISSUER            YES             FOR                  FOR

Board of Directors on business activities of the

Company and state of its property for 2009 and

explanatory report of the Company's Board of

Directors prepared pursuant to Section 118 8  of

PROPOSAL #5: Receive the report on the controlling            ISSUER            YES             FOR                  FOR

activities of the Supervisory Board in 2009, position

 of the Supervisory Board to review the ordinary non-

consolidated financial statements as of 31 DEC 2009,

the ordinary consolidated financial statements as of

31 DEC 2009, the proposal of the Company's Board of

Directors on distribution of profit for 2009 by its

transferring to the account of undistributed profits

of the Company and position of the Supervisory Board

to review the related parties report for 2009

PROPOSAL #6: Receive the report of the Audit                       ISSUER            YES             FOR                  FOR

Committees on results of its activities

PROPOSAL #7: Approve the report of the Company's                ISSUER            YES             FOR                  FOR

Board of Directors on business activities of the

Company and state of its property for 2009

PROPOSAL #8: Approve the ordinary non-consolidated            ISSUER            YES             FOR                  FOR

financial statements as of 31 DEC 2009

PROPOSAL #9: Approve the ordinary consolidated                   ISSUER            YES             FOR                  FOR

financial statements as of 31 DEC 2009

PROPOSAL #10: Approve the decision on distribution of        ISSUER            YES             FOR                  FOR

 profit for 2009 by its transferring to the account

of undistributed profits of the Company pursuant to

Article 26 1  of the Articles of Association of the

Company

PROPOSAL #11: Closing of the general meeting                       ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIPOL GRUPPO FINANZIARIO SPA

  TICKER:                  N/A                 CUSIP:   T9647L102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the accounts for the YE 31 DEC          ISSUER             NO              N/A                  N/A

2009, to hear the report of the Board of Directors,

to hear the reports of the Board of Statutory

Auditors and the External Auditors, and to determine

the destination of the operating profit and

distribution of the dividend, to consider related and

 consequent resolutions

PROPOSAL #2: Appointment of the Board of Directors            ISSUER             NO              N/A                  N/A

for the 2010, 2011 and 2012 financial

PROPOSAL #3: Appointment of the Board of Statutory            ISSUER             NO              N/A                  N/A

Auditors for the 2010, 2011 and 2012

PROPOSAL #4: Grant authority to take out an insurance        ISSUER             NO              N/A                  N/A

 policy to cover the civil responsibility of the

corporate bodies; to consider related resolutions

PROPOSAL #5: Approve to purchase and dispose of own          ISSUER             NO              N/A                  N/A

shares and shares in the holding Company, to consider

 related and consequent resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIPOL GRUPPO FINANZIARIO SPA

  TICKER:                  N/A                 CUSIP:   T9647L102

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the revocation for the part not        ISSUER             NO              N/A                  N/A

 yet carried out of the proxy according to Article

2443 of the Italian Civil Code, granted to the Board

of Directors by the Extraordinary Meeting held on 29

AUG 2005, a paid increase in the share capital for

payment of a maximum, including any price above par,

of EUR 400,000,000, to be carried out, not

necessarily all in one go, by a rights issue of

ordinary and preference shares, with no nominal

value, cum coupon, to be offered as an option to the

holders of ordinary shares and holders of preference

shares, respectively, pursuant to Article 2441 of the

 Civil Code, with free ordinary and preference

warrants at a ratio of 1 (one) ordinary warrant and 1

 (one) preference warrant respectively for every

newly issued share of the same category, and at the

same time a paid increase in the share capital, not

necessarily all in one go, for a total maximum

amount, including any price above par, of EUR

100,000,000, through the issue of ordinary and

preference shares for the purpose of exercising the

relative warrants; request for the admission and

listing of the ordinary and preference warrants and

approval of the relative regulations; consequent

modification of Article 5 (Capital) of the company's

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIPOL GRUPPO FINANZIARIO SPA, BOLOGNA

  TICKER:                  N/A                 CUSIP:   T9647L110

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the balance sheet AS OF 31 DEC        ISSUER             NO              N/A                  N/A

 2009 the Board of Directors report on the

management, the Board of Auditors and Auditing

Company's reporting, profits allocation and dividend

distribution related and consequential resolutions

PROPOSAL #A.2: Appointment of the Board of Directors         ISSUER             NO              N/A                  N/A

for FY 2010,2011,2012, subject to prior

PROPOSAL #A.3: Appointment of the Board of Auditors          ISSUER             NO              N/A                  N/A

for FY 2010, 2011, 2012 and

PROPOSAL #A.4: Authorize to subscribe an Insurance            ISSUER             NO              N/A                  N/A

Policy against the Legal Liability of the Corporate

Bodies

PROPOSAL #A.5: Approve to purchase and disposal of            ISSUER             NO              N/A                  N/A

own shares and of shares of the Holding Company

PROPOSAL #E.1: Approve the Corporate capital increase        ISSUER             NO              N/A                  N/A

  subject to prior revocation, for the part not used

yet, of the powers granted ex art 2443 of the Italian

 Civil Code to Board of Directors by the EGM on 29

AUG 2005  versus payment for a total amount of max

EUR 400,000,000.00 issue premium included, in a split

 up form, through the issuance of ordinary and

preferred shares, with no par value, regular ranking,

 to be offered in option, to holders of ordinary

shares and holders of preferred shares, as per art

2441 of the Italian Civil Code, along with ordinary

and preferred warrant free of payment, with a ratio

of 1 ordinary warrant or 1 preferred warrant for each

 share of new issuance of the same type, and

contextual corporate capital increase versus payment,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNI-PRESIDENT ENTERPRISES CORP

  TICKER:                  N/A                 CUSIP:   Y91475106

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #a.4: The status of monetary loans in the            ISSUER             NO              N/A                  N/A

subsidiaries

PROPOSAL #a.5: The status of corporate bonds                       ISSUER             NO              N/A                  N/A

PROPOSAL #a.6: The status of endorsement and guarantee      ISSUER             NO              N/A                  N/A

PROPOSAL #b.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #b.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.8 per share

PROPOSAL #b.3: Approve to increase on investment                ISSUER            YES             FOR                  FOR

quota in people's republic of china

PROPOSAL #b.4: Approve the issuance of new shares.            ISSUER            YES             FOR                  FOR

proposed stock dividend: 100 for 1,000 shares held

PROPOSAL #b.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal

PROPOSAL #b.6: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #b.7: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #b.8: Approve the proposal of capital                   ISSUER            YES             FOR                  FOR

injection by issuing new shares or global depositary

receipt

PROPOSAL #b.9: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B10.1: Election of Kao Chyuan Inv. Co., Ltd        ISSUER            YES             FOR                  FOR

 (Representative: Chin-Yen Kao), Account No: 69100090

 as a Director

PROPOSAL #B10.2: Election of Joyful Investment                   ISSUER            YES             FOR                  FOR

Co.,Ltd (Representative:Kao-Huei Cheng), Account No:

69100010 as a Director

PROPOSAL #B10.3: Election of Chang-Sheng Lin, Account        ISSUER            YES             FOR                  FOR

 No: 15900071 as a Director

PROPOSAL #B10.4: Election of Taipo Investment Corp            ISSUER            YES             FOR                  FOR

(Representative: Ping-Chih Wu) [Account No: 69100060

as a Director

PROPOSAL #B10.5: Election of Hsiu-Jen Liu, Account            ISSUER            YES             FOR                  FOR

No: 52700020 as a Director

PROPOSAL #B10.6: Election of Po-Ming Hou, Account No:        ISSUER            YES             FOR                  FOR

 23100014 as a Director

PROPOSAL #B10.7: Election of Ying-Jen Wu, Account No:        ISSUER            YES             FOR                  FOR

 11100062 as a Director

PROPOSAL #B10.8: Election of Young Yun Inv. Co., Ltd.        ISSUER            YES             FOR                  FOR

 (Representative: Chung-Ho Wu) Account No: 69102650

as a Director

PROPOSAL #B10.9: Election of Kao Chyuan Inv. Co.,Ltd         ISSUER            YES             FOR                  FOR

(Representative: Chih-Hsien Lo) Account No: 69100090

as a Director

PROPOSAL #B1010: Election of Po-Yu Hou, Account No:          ISSUER            YES             FOR                  FOR

69100090 as a Director

PROPOSAL #B1011: Election of Kao-Keng Chen, Account          ISSUER            YES             FOR                  FOR

No: 33100090 as a Supervisor

PROPOSAL #B1012: Election of Chau Chih Inv. Co.,Ltd.         ISSUER            YES             FOR                  FOR

(Representative: Peng-Chih Kuo), Account No: 69105890

 as a Supervisor

PROPOSAL #B1013: Election of Joe J.T. Teng, Account          ISSUER            YES             FOR                  FOR

No: 53500011 as a Supervisor

PROPOSAL #B.11: Approve the proposal to release the          ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.12: Extraordinary motions                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITECH LTD

  TICKER:                  N/A                 CUSIP:   Y9164M149

  MEETING DATE:      8/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to accept the financial                     ISSUER            YES             FOR                  FOR

statements and the statutory reports

PROPOSAL #2.: Approve a dividend of INR 0.10 per share      ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint A. Harish as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-appoint M. Bahri as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint R. Singhania as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6.a: Approve Goel Garg Company as the                 ISSUER            YES             FOR                  FOR

Auditors and authorize the Board to fix their

remuneration

PROPOSAL #6.b: Approve A. Zalmet as Branch Auditors          ISSUER            YES             FOR                  FOR

and authorize the Board to fix their remuneration

PROPOSAL #7.: Approve the re-appointment and the                ISSUER            YES         AGAINST           AGAINST

remuneration of R. Chandra as an Executive Chairman

PROPOSAL #8.: Approve the re-appointment and the                ISSUER            YES             FOR                  FOR

remuneration of A. Chandra as the Managing Director

PROPOSAL #9.: Approve the re-appointment and the                ISSUER            YES             FOR                  FOR

remuneration of S. Chandra as the Managing Director

PROPOSAL #10.: Approve the appointment and the                   ISSUER            YES         AGAINST           AGAINST

remuneration of A.S. Johar as an Executive Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED BUSINESS MEDIA LIMITED, ST. HELIER

  TICKER:                  N/A                 CUSIP:   G9226Z104

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report of accounts                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve the Directors remuneration report      ISSUER            YES             FOR                  FOR

PROPOSAL #3: Re-appoint Ernst and Young LLP as the            ISSUER            YES             FOR                  FOR

Auditors

PROPOSAL #4: Authorize the Directors to determine the        ISSUER            YES             FOR                  FOR

 remuneration of the Auditors

PROPOSAL #5: Election of Robert Gray as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6: Election of Terry Neill as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #7: Election Greg Lock as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-election of Pradeep Kar as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-election of Karen Thomson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #10: Re-election of John Botts as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #11: Authorize the Directors to allot                   ISSUER            YES             FOR                  FOR

relevant securities

PROPOSAL #S.12: Approve to allow the general meeting         ISSUER            YES             FOR                  FOR

to be called on 14 days notice

PROPOSAL #S.13: Adopt new Articles of Association               ISSUER            YES             FOR                  FOR

PROPOSAL #S.14: Approve to display pre-emption rights        ISSUER            YES             FOR                  FOR

PROPOSAL #S.15: Grant authority for the purchase by          ISSUER            YES             FOR                  FOR

the Company of Ordinary shares in the Market

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED MICROELECTRONICS CORP

  TICKER:                  N/A                 CUSIP:   Y92370108

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: To report the 2009 business operations        ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: To report the 2009 audited reports               ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: To report the status of acquisition or        ISSUER             NO              N/A                  N/A

 disposal of assets

PROPOSAL #A.4: To report the status of the 2009                 ISSUER             NO              N/A                  N/A

corporate bonds

PROPOSAL #A.5: To report the status of buyback                   ISSUER             NO              N/A                  N/A

treasury stock

PROPOSAL #A.6: To report the procedures of                          ISSUER             NO              N/A                  N/A

transferring buy back treasury stocks to employees

PROPOSAL #A.7: To report the revision to the employee        ISSUER             NO              N/A                  N/A

 Stock Options Plan

PROPOSAL #A.8: To report the status of acquiring                ISSUER             NO              N/A                  N/A

total share ownership of He Jian Technology (Suzhou)

Co., Ltd. through merging its holding Company

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution,         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.5 per share

PROPOSAL #B.3: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of trading derivatives

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of asset acquisition or disposal

PROPOSAL #B.5: Approve the proposal to release the            ISSUER            YES             FOR                  FOR

prohibition on Directors from participation in

competitive business

PROPOSAL #B.6: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.7: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of endorsement and guarantee

PROPOSAL #B.8: Approve the issuance of new shares via        ISSUER            YES             FOR                  FOR

 private placement or global depositary receipt or

local convertible bonds

PROPOSAL #B.9: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED MICROELECTRONICS CORPORATION

  TICKER:                  UMC                 CUSIP:   910873405

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO ACCEPT THE COMPANY'S 2009 BUSINESS          ISSUER            YES             FOR                  FOR

REPORT AND FINANCIAL STATEMENT

PROPOSAL #02: TO APPROVE THE COMPANY'S 2009 RETAINED         ISSUER            YES             FOR                  FOR

EARNINGS DISTRIBUTION

PROPOSAL #03: TO AMEND THE COMPANY'S FINANCIAL                   ISSUER            YES             FOR                  FOR

DERIVATIVES TRANSACTION PROCEDURE

PROPOSAL #04: TO AMEND THE COMPANY'S ACQUISITION OR          ISSUER            YES             FOR                  FOR

DISPOSAL OF ASSETS PROCEDURE

PROPOSAL #05: TO RELEASE THE DIRECTOR FROM NON-                  ISSUER            YES             FOR                  FOR

COMPETITION RESTRICTIONS

PROPOSAL #06: TO AMEND THE COMPANY'S LOAN PROCEDURE           ISSUER            YES             FOR                  FOR

PROPOSAL #07: TO AMEND THE COMPANY'S ENDORSEMENTS AND        ISSUER            YES             FOR                  FOR

 GUARANTEES PROCEDURE

PROPOSAL #08: TO PROPOSE THE ISSUANCE PLAN OF PRIVATE        ISSUER            YES             FOR                  FOR

 PLACEMENT FOR COMMON SHARE, ADR/GDR OR CB/ECB,

INCLUDING SECURED OR UNSECURED CORPORATE BONDS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED OVERSEAS BK LTD

  TICKER:                  N/A                 CUSIP:   V96194127

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the financial statements, the            ISSUER            YES             FOR                  FOR

Directors' Report and the Auditors' Report for the YE

 31 DEC 2009

PROPOSAL #2: Declare a final one-tier tax-exempt                ISSUER            YES             FOR                  FOR

dividend of 40 cents per ordinary share for the YE 31

 DEC 2009

PROPOSAL #3: Approve the Directors' fees of SGD                 ISSUER            YES             FOR                  FOR

842,500 for 2009

PROPOSAL #4: Approve a fee of SGD 2,500,000 to the            ISSUER            YES             FOR                  FOR

Chairman of the Bank, Dr. Wee Cho Yaw, for the period

 from JAN 2009 to DEC 2009

PROPOSAL #5: Re-appoint Messrs. Ernst & Young LLP as         ISSUER            YES             FOR                  FOR

the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #6: Re-elect Mr. Wong Meng Meng as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #7: Re-elect Mr. Yeo Liat Kok Philip as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-appoint, pursuant to Section 153(6)          ISSUER            YES             FOR                  FOR

of the Companies Act, Chapter 50, Dr. Wee Cho Yaw as

a Director of the Company to hold such office until

the next AGM of the Company

PROPOSAL #9: Re-appoint, pursuant to Section 153(6)          ISSUER            YES             FOR                  FOR

of the Companies Act, Chapter 50, Professor Lim Pin

as a Director of the Company to hold such office

until the next AGM of the Company

PROPOSAL #10: Re-appoint, pursuant to Section 153(6)         ISSUER            YES             FOR                  FOR

of the Companies Act, Chapter 50, Mr. Ngiam Tong Dow

as a Director of the Company to hold such office

until the next AGM of the Company

PROPOSAL #11: Re-appoint, pursuant to Section 153(6)         ISSUER            YES             FOR                  FOR

of the Companies Act, Chapter 50, Professor Cham Tao

Soon as a Director of the Company to hold such office

 until the next AGM of the Company

PROPOSAL #12: Authorize the Directors to: (a) (i)              ISSUER            YES             FOR                  FOR

issue ordinary shares in the capital of the Company

(shares) whether by way of rights, bonus or

otherwise; and/or (ii) make or grant offers,

agreements or options (collectively, Instruments)

that might or would require shares to be issued,

including but not limited to the creation and issue

of (as well as adjustments to) warrants, debentures

or other instruments convertible into shares, at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit; and (b)

(notwithstanding the authority conferred by this

Resolution may have ceased to be in force) issue

shares in pursuance of any Instrument made or granted

 by the Directors while this Resolution was in force,

PROPOSAL #13: Authorize the Directors to: (i) allot          ISSUER            YES             FOR                  FOR

and issue any of the preference shares referred to in

 Articles 7A, 7B, 7C, 7D, 7E and/or 7F of the

Articles of Association of the Company; and/or (ii)

make or grant offers, agreements or options that

might or would require the preference shares referred

 to in sub-paragraph (i) above to be issued, at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit and

(notwithstanding that the authority conferred by this

 Resolution may have ceased to be in force) to issue

the preference shares referred to in sub-paragraph

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED OVERSEAS BK LTD

  TICKER:                  N/A                 CUSIP:   V96194127

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore [the Companies

 Act] of all the powers of the Company to purchase or

 otherwise acquire issued ordinary shares in the

capital of the Company [the Shares] not exceeding in

aggregate the maximum limit means that number of

shares representing 5% of the total number of issued

shares [excluding any shares which are held as

treasury shares] as at the date of the passing of

this resolution unless the Company has effected a

reduction of the share capital of the Company in

accordance with the applicable provisions of the

Companies Act, at any time during the relevant

period, in which event the issued shares shall be

taken to be the total number of the issued shares as

altered by such capital reduction [excluding any

shares which are held as treasury shares as at that

date]; and [as hereafter defined], at such price or

prices as may be determined by the Directors of the

Company from time to time up to the maximum price in

relation to a Share to be purchased or acquired,

means the purchase price [excluding brokerage,

commission, applicable goods and services tax and

other related expenses] which shall not exceed in the

 case of a market purchase of a share, 105% of the

average closing means the average of the last dealt

prices of a share for the five consecutive market

days on which the shares were transacted on the SGX-

ST immediately preceding the date of the market

purchase by the Company or, as the case may be, the

date of the making of the offer pursuant to the off-

market purchase, and deemed to be adjusted in

accordance with the listing rules of the SGX-ST for

any corporate action which occurs after the relevant

five-day period; price of the shares; and in the case

 of an off-market purchase of a share pursuant to an

equal access scheme, 110% of the average closing

price of the shares [as hereafter defined], whether

by way of market purchase(s) on the Singapore

Exchange Securities Trading Limited [SGX-ST]; and/or

off-market purchase(s) [if effected otherwise than on

 SGX-ST] in accordance with any equal access

scheme(s) as may be determined or formulated by the

Directors of the Company as they consider fit, which

scheme(s) shall satisfy all the conditions prescribed

 by the Companies Act, and otherwise in accordance

with all other laws and regulations and rules of SGX-

ST as may for the time being be applicable, and

approved generally and unconditionally [the Share

Purchase Mandate]; to complete and do all such acts

and things [including executing such documents as may

 be required] [Authority expires the earlier of the

conclusion of the next AGM of the Company is held or

PROPOSAL #S.2.: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company in the manner as specified in appendix 1

to the Company's circular to shareholders dated 05

APR 2010 [the Circular]

PROPOSAL #3.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to issue new shares pursuant to the UOB Scrip

Dividend Scheme, that contingent upon the passing of

resolution 2 above, pursuant to section 161 of the

Companies Act, to allot and issue from time to time

such number of new shares in the Company as may be

required to be allotted and issued pursuant to the

UOB Scrip Dividend Scheme [as defined in the Circular]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED PARCEL SERVICE, INC.

  TICKER:                  UPS                 CUSIP:   911312106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: F. DUANE ACKERMAN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. BURNS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. SCOTT DAVIS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STUART E. EIZENSTAT                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL L. ESKEW                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM R. JOHNSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANN M. LIVERMORE                                  ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: RUDY MARKHAM                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. THOMPSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CAROL B. TOME                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS UPS'S INDEPENDENT REGISTERED

 PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31,

2010.

PROPOSAL #03: APPROVAL OF A PROPOSAL REMOVING THE              ISSUER            YES             FOR                  FOR

VOTING STANDARD FROM THE UPS CERTIFICATE OF

INCORPORATION SO THAT THE BOARD MAY PROVIDE FOR

MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED SPIRITS LIMITED

  TICKER:                  N/A                 CUSIP:   Y92311102

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 18(3)(b) of the Sick Industrial Companies

Special Provisions  Act, 1985  SICA  and other

applicable provisions of SICA, if any, and subject to

 the sanction of the Hon'ble Board for Industrial and

 Financial Reconstruction  the BIFR  or such other

authority, as the case may be, the Scheme of

Arrangement between Balaji Distilleries Limited  BDL

 and Chennai Breweries Private Limited  CBPL  and

United Spirits Limited  USL or the Company  and their

 respective shareholders and creditors as the case

may be and the Draft Rehabilitation Scheme  DRS  of

Balaji Distilleries Limited as circulated by Hon'ble

BIFR, as specifiied, subject to such alterations,

conditions and modifications, Contd..

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED SPIRITS LIMITED

  TICKER:                  N/A                 CUSIP:   Y92311102

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Section 314[1B] and other applicable provisions, if

any, of the Companies Act, 1956 and subject to the

Central Government and such other approvals as may be

 necessary, consent of the Company, to Mr. Sidhartha

V Mallya, a relative of Dr. Vijay Mallya, Chairman of

 the Company to hold an office or place of profit as

Deputy General Manager-New Generation Sales Outlets

for a period of five years with effect from 01 JUN

2010 upon receipt of the necessary approvals on the

specified terms; authorize the Board of Directors

[hereinafter referred to as the Board, which

expression shall deemed to include any Committee

constituted by the Board or any person[s] authorized

by the Board in this regard] to take such steps as

may be necessary to give effect to this resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED SPIRITS LTD

  TICKER:                  N/A                 CUSIP:   Y92311102

  MEETING DATE:      9/30/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and approve the accounts for            ISSUER            YES             FOR                  FOR

the YE 31 MAR 2009 and the reports of the Auditors

and the Directors thereon

PROPOSAL #2.: Declare a dividend on equity shares               ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-appoint Mr. Sreedhara Menon as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Dr. Vijay Mallya as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Appoint the Auditors and approve to fix        ISSUER            YES             FOR                  FOR

 their remuneration

PROPOSAL #S.6: Authorize the Board, pursuant to the          ISSUER            YES         AGAINST           AGAINST

provisions of Section 81 (1A) and all other

applicable provisions, if any, of the Companies Act,

1956 [including any statutory modification(s), or re-

enactments) thereof for the time being in force) and

in accordance with the Guidelines, Rules and

Regulations of the Securities and Exchange Board of

India ['SEBI'], the provisions of Foreign Exchange

Management Act, 1999 and Rules and Regulations framed

 there under, the Reserve Bank of India, the

Government of India (including any statutory

amendment(s) or re-enactments(s) thereof, for the

time being in force) and the provisions in the

Memorandum and Articles of Association of the Company

 and the Listing Agreement entered into by the

Company with the Stock Exchanges where the equity

shares of the Company are listed and subject to such

terms, conditions and modifications as may be

considered appropriate and approved by the Board of

Directors of the Company [hereinafter referred to as

the Board which expression shall be deemed to include

 any Committee constituted by the Board or any

person(s) authorized by the Board in this regard]

subject also to consents, permissions or sanctions

[including any conditions thereof or modifications to

 the terms contained therein], if any, required by

the appropriate authorities, including those of the

Ministry of Commerce, Ministry of Finance, Ministry

of Industry, Secretariat for Industrial Assistance

and/or Foreign Investment Promotion Board, as may be

required and such terms and conditions, if any, as

may be prescribed while granting such consents,

approvals, permissions and sanctions, which may be

agreed to by the Board, to create, offer, issue and

allot [including with provision for reservation on

firm and/or competitive basis, of such part of issue

and for such categories of persons including

employees of the Company as may be permitted], in one

 or more tranches as may be determined by the Board,

in the course of one or more public or private

offerings in domestic and/or one or more

international market(s), with or without a Green Shoe

 Option, Equity Shares and/or Equity Shares through

Depository Receipts including Global Depository

Receipts (GDRs), American Depository Receipts (ADRs)

and/or Foreign Currency Convertible Bonds (FCCBs)

and/or other securities convertible into Equity

shares at the option of the Company and/or the

holder(s) of such securities and/or securities linked

 to Equity Shares and/or securities with or without

detachable/non-detachable warrants and/or warrants

with a right exercisable by the warrant holder to

subscribe to the Equity Shares, and/or any

instruments or securities representing either Equity

Share and/or convertible securities linked to Equity

Shares including the issue and allotment of Equity

Shares pursuant to a Green Shoe Option, if any, (all

of which are hereinafter collectively referred to as

'Securities'); secured or unsecured such that the

total amount raised through the aforesaid Securities

PROPOSAL #S.7: Approve, subject to the approval of            ISSUER            YES             FOR                  FOR

the Central Government, Reserve Bank of India and

other Regulatory bodies if required, the investment

by Foreign Institutional Investors, in the Equity

Share Capital of the Company, either by direct

investment purchase on otherwise by acquiring from

the market under portfolio investment scheme on

repatriation basis, subject to the condition that

such investment together with their existing holdings

 shall not exceed in aggregate 59% of the paid-up

equity share Capital of the Company or such other

limits may be prescribed from time to time by the

Central Government and/or Reserve Bank of India and

other relevant authority(ies); and authorize the

Board to do all such acts, deeds, matters and things

as may be necessary, proper or expedient for the

purpose of giving effect to this Resolution and for

matters connected therein or incidental thereto

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED STATES STEEL CORPORATION

  TICKER:                  X                     CUSIP:   912909108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN G. DROSDICK                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES R. LEE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEFFREY M. LIPTON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAN O. DINGES                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF PRICEWATERHOUSECOOPERS          ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF AMENDMENT AND RESTATEMENT          ISSUER            YES             FOR                  FOR

OF 2005 STOCK INCENTIVE PLAN.

PROPOSAL #04: APPROVAL OF 2010 ANNUAL INCENTIVE                 ISSUER            YES             FOR                  FOR

COMPENSATION PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED TECHNOLOGIES CORPORATION

  TICKER:                  UTX                 CUSIP:   913017109

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: LOUIS R. CHENEVERT                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN V. FARACI                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JEAN-PIERRE GARNIER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMIE S. GORELICK                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CARLOS M. GUTIERREZ                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD A. KANGAS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES R. LEE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD D. MCCORMICK                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HAROLD MCGRAW III                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD B. MYERS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H. PATRICK SWYGERT                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDRE VILLENEUVE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTINE TODD WHITMAN                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPOINTMENT OF THE FIRM OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR.

PROPOSAL #03: SHAREOWNER PROPOSAL: ADVISORY VOTE ON      SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE COMPENSATION

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITED UTILS GROUP PLC

  TICKER:                  N/A                 CUSIP:   G92755100

  MEETING DATE:      7/24/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER            YES             FOR                  FOR

reports of the Directors and Auditors

PROPOSAL #2.: Declare a final dividend of 22.03p per         ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #3.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #4.: Re-appoint Philip Green as a Director           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-appoint Paul Heiden as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-appoint Andrew Pinder as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-appoint the Auditors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Authorize the Directors to set the                ISSUER            YES             FOR                  FOR

Auditor's remuneration

PROPOSAL #9.: Authorize the Director for issue of              ISSUER            YES             FOR                  FOR

equity or equity-linked securities with pre-emptive

rights up to aggregate nominal amount of GBP

PROPOSAL #S.10: Grant authority the issue of equity          ISSUER            YES             FOR                  FOR

or equity-linked securities without Pre-emptive

rights up to aggregate nominal amount of GBP 1,703,714

PROPOSAL #S.11: Authorize market purchases of                     ISSUER            YES             FOR                  FOR

68,148,563 its own Ordinary Shares by the Company

PROPOSAL #S.12: Approve that a general meeting other         ISSUER            YES             FOR                  FOR

than an AGM may be called on not less than 14 clear

days notice

PROPOSAL #13.: Authorize the Company and Subsidiaries        ISSUER            YES         AGAINST           AGAINST

 to make EU political donations to political parties

and/or Independent Election Candidates up to GBP

50,000, to Political organization other than

political parties up to GBP 50,000 and Incur EU

political expenditure up to GBP 5

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNITEDHEALTH GROUP INCORPORATED

  TICKER:                  UNH                 CUSIP:   91324P102

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM C.                   ISSUER            YES             FOR                  FOR

BALLARD, JR.

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD T. BURKE         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT J. DARRETTA      ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: STEPHEN J. HEMSLEY      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MICHELE J. HOOPER        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DOUGLAS W.                   ISSUER            YES             FOR                  FOR

LEATHERDALE

PROPOSAL #1G: ELECTION OF DIRECTOR: GLENN M. RENWICK         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: KENNETH I. SHINE         ISSUER            YES             FOR                  FOR

M.D.

PROPOSAL #1I: ELECTION OF DIRECTOR: GAIL R. WILENSKY         ISSUER            YES             FOR                  FOR

PH.D.

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL

 YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: SHAREHOLDER PROPOSAL CONCERNING                 SHAREHOLDER        YES         ABSTAIN           AGAINST

DISCLOSURE OF LOBBYING EXPENSES.

PROPOSAL #04: SHAREHOLDER PROPOSAL CONCERNING                 SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNIVERSAL HEALTH SERVICES, INC.

  TICKER:                  UHS                 CUSIP:   913903100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT H. HOTZ                                     ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #2: THA ADOPTION OF THE UNIVERSAL HEALTH              ISSUER            YES         AGAINST           AGAINST

SERVICES, INC. 2010 EMPLOYEES' RESTRICTED STOCK

PURCHASE PLAN BY THE HOLDERS OF CLASS A, B, C AND D

COMON STOCK.

PROPOSAL #3: THE APPROVAL OF THE UNIVERSAL HEALTH              ISSUER            YES             FOR                  FOR

SERVICES, INC. 2010 EXECUTIVE INCENTIVE PLAN BY THE

HOLDERS OF CLASS A, B, C AND D COMMON STOCK.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNUM GROUP

  TICKER:                  UNM                 CUSIP:   91529Y106

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: E. MICHAEL                   ISSUER            YES             FOR                  FOR

CAULFIELD

PROPOSAL #1B: ELECTION OF DIRECTOR: RONALD E.                     ISSUER            YES             FOR                  FOR

GOLDSBERRY

PROPOSAL #1C: ELECTION OF DIRECTOR: KEVIN T. KABAT             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: MICHAEL J.                   ISSUER            YES             FOR                  FOR

PASSARELLA

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF ERNST &         ISSUER            YES             FOR                  FOR

YOUNG LLP AS UNUM GROUP'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UNY CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J94368149

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to:Adopt Reduction of            ISSUER            YES             FOR                  FOR

Liability System for Outside Directors

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UOL GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y9299W103

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Audited Financial         ISSUER            YES             FOR                  FOR

Statements and the reports of the Directors and the

Auditors for the YE 31 DEC 2009

PROPOSAL #2: Declare a first and final tax exempt             ISSUER            YES             FOR                  FOR

one-tier  dividend of 10 cents per ordinary share for

 the YE 31 DEC 2009

PROPOSAL #3: Approve the Directors' fees of SGD                 ISSUER            YES             FOR                  FOR

516,250 for 2009

PROPOSAL #4: Re-appoint Dr. Wee Cho Yaw as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires pursuant to Section 153

6  of the Companies Act, Capital 50, to hold such

office until the next AGM of the Company

PROPOSAL #5: Re-appoint Mr. Alan Choe Fook Cheong as         ISSUER            YES             FOR                  FOR

a Director of the Company, who retires pursuant to

Section 153 6  of the Companies Act, Capital 50, to

hold such office until the next AGM of the Company

PROPOSAL #6: Re-appoint Dr Lim Kee Ming as a Director        ISSUER            YES             FOR                  FOR

 of the Company, who retires pursuant to Section 153

6  of the Companies Act, Capital 50, to hold such

office until the next AGM of the Company

PROPOSAL #7: Re-elect Mr. Gwee Lian Kheng, as a                 ISSUER            YES             FOR                  FOR

Director of the Company who retires by rotation

pursuant to Article 94 of the Company's Articles of

Association

PROPOSAL #8: Re-elect Mr. Low Weng Keong as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation

pursuant to Article 94 of the Company's Articles of

PROPOSAL #9: Re-appoint Messrs PricewaterhouseCoopers        ISSUER            YES             FOR                  FOR

 LLP as the Auditors of the Company and authorise the

 Directors to fix their remuneration

PROPOSAL #10: Authorize the Directors of the Company         ISSUER            YES         AGAINST           AGAINST

to offer and grant options in accordance with the

regulations of the UOL 2000 Share Option Scheme  the

2000 Scheme  and to allot and issue such number of

shares as may be issued pursuant to the exercise of

share options under the 2000 Scheme, provided always

that the aggregate number of shares to be issued

pursuant to the 2000 Scheme shall not exceed 15% of

the total number of issued shares  excluding treasury

 shares  in the capital of the Company from time to

PROPOSAL #11: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to  a   i  issue shares in the capital of the Company

  shares  whether by way of rights, bonus or

otherwise; and/or  ii  make or grant offers,

agreements or options  collectively, Instruments

that might or would require shares to be issued,

including but not limited to the creation and issue

of  as well as adjustments to warrants, debentures or

 other instruments convertible into shares; at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit; and  b

notwithstanding the authority conferred by this

Resolution may have ceased to be in force  issue

shares in pursuance of any Instrument made or granted

 by the Directors while this Resolution was in force,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UOL GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y9299W103

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 for the purposes of the Companies Act [Chapter 50 of

 Singapore] [the Companies Act], to purchase or

otherwise acquire issued ordinary shares fully paid

in the capital of the Company [the Shares] not

exceeding in aggregate the Maximum Limit [as

specified], at such price[s] as may be determined by

the Directors of the Company from time to time up to

the Maximum Price [as specified], whether by way of:

[a] market purchase[s] [each a Market Purchase] on

the Singapore Exchange Securities Trading Limited

[SGX-ST]; and/or [b] off-market purchase[s] [each an

Off-Market Purchase] in accordance with any equal

access scheme[s] as may be determined or formulated

by the Directors as they consider fit, which

scheme[s] shall satisfy all the conditions prescribed

 by the Companies Act; and otherwise in accordance

with all other laws and regulations, including but

not limited to, the provisions of the Companies Act

and listing rules of the SGX-ST as may for the time

being be applicable, be and is hereby authorized and

approved generally and unconditionally [the Share

Buyback Mandate]; [Authority expires on the earlier

of the date on which the next AGM of the Company

[AGM] is held or required by Law to be held]; and the

 date on which the purchases or acquisitions of

shares by the Company pursuant to the Share Buyback

Mandate are carried out to the full extent mandated;

authorize the Directors of the Company and/or any of

them to complete and do all such acts and things

[including executing such documents as may be

required] as they and/or he may consider necessary,

expedient, incidental or in the interests of the

Company to give effect to the transactions

contemplated and/or authorized by this Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  UPM-KYMMENE CORP

  TICKER:                  N/A                 CUSIP:   X9518S108

  MEETING DATE:      3/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting all votes

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements, the consolidated financial statements,

the report of the board of directors and the

auditor's report for the year 2009

PROPOSAL #7.: Adopt the accounts                                            ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve the actions on profit or loss          ISSUER            YES             FOR                  FOR

and the Board's proposal to pay a dividend of EUR

0,45 per share

PROPOSAL #9.: Grant discharge from liability                       ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Approve the remuneration of Board                ISSUER            YES             FOR                  FOR

Members

PROPOSAL #11.: Approve the number of Board Members             ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Election of the Board Nomination and          ISSUER            YES             FOR                  FOR

Corporate Governance Committee's proposal to elect

B.Brunow, B.Wahlroos, M.Alahuhta, K.Grotenfelt, V-

M.Reinikkala, W.E.Lane, U.Ranin, J.Pesonen and Robert

 J. Routs

PROPOSAL #13.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #14.: Elect PricewaterhouseCoopers OY as the        ISSUER            YES             FOR                  FOR

 Auditors

PROPOSAL #15.: Amend the Article 4 of the Articles of        ISSUER            YES             FOR                  FOR

 Association

PROPOSAL #16.: Amend the Article 10 of the Articles          ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #17.: Authorize the board to decide on                 ISSUER            YES             FOR                  FOR

acquiring Company's own shares

PROPOSAL #18.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

issuing shares and special rights entitling to shares

PROPOSAL #19.: Approve the donations for                              ISSUER            YES         ABSTAIN           AGAINST

philanthropic or similar purposes

PROPOSAL #20.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  URALKALIY OJSC, BEREZNIKI

  TICKER:                  N/A                 CUSIP:   X9519W108

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the order of the meeting                    ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve the annual report                                ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Approve the annual accounting report             ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the distribution of profit and         ISSUER            YES             FOR                  FOR

losses and dividends at Rub 1.70 per ordinary share

PROPOSAL #5.: Election of the audit commission                    ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Approve the Auditor                                           ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Approve the provision on the general            ISSUER            YES             FOR                  FOR

shareholders meeting in new edition

PROPOSAL #8.: Approve the provision on the Board of          ISSUER            YES             FOR                  FOR

Directors in new edition

PROPOSAL #9.: Approve the provision on the audit                ISSUER            YES             FOR                  FOR

commission in new edition

PROPOSAL #10.: Approve the provision on remuneration         ISSUER            YES             FOR                  FOR

and compensation to the Board of Directors

PROPOSAL #11.: Election of Board of Directors                      ISSUER            YES         AGAINST           AGAINST

PROPOSAL #12.: Approve the interested party                        ISSUER            YES             FOR                  FOR

transactions which can be concluded in the future in

the process of business activity

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  URBAN OUTFITTERS, INC.

  TICKER:                  URBN               CUSIP:   917047102

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: SCOTT A. BELAIR                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT H. STROUSE                                ISSUER            YES        WITHHOLD           AGAINST

PROPOSAL #2: TO RE-APPROVE THE URBAN OUTFITTERS                 ISSUER            YES             FOR                  FOR

EXECUTIVE INCENTIVE PLAN.

PROPOSAL #3: SHAREHOLDER PROPOSAL TO PROVIDE A REPORT   SHAREHOLDER        YES         ABSTAIN           AGAINST

 REGARDING VENDOR CONDUCT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  URBI DESARROLLOS URBANOS SAB DE CV

  TICKER:                  N/A                 CUSIP:   P9592Y103

  MEETING DATE:      4/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the presentation, the reports            ISSUER            YES             FOR                  FOR

and opinions that are referred to in Article 28, part

 IV, of the securities market law, for the FYE 31 DEC

PROPOSAL #2: Approve the report regarding the                     ISSUER            YES             FOR                  FOR

fulfillment of the tax obligations of the Company

that is referred to in Article 86, part XX, of the

income tax law

PROPOSAL #3: Approve the allocation of profit                      ISSUER            YES             FOR                  FOR

PROPOSAL #4: Ratify the Members of the Board of                 ISSUER            YES         AGAINST           AGAINST

Directors and approve remuneration of the same

PROPOSAL #5: Ratify the Chairpersons of the Audit and        ISSUER            YES         AGAINST           AGAINST

 corporate practices Committees

PROPOSAL #6: Approve to determine the maximum amount         ISSUER            YES             FOR                  FOR

of funds that can be allocated to the acquisition of

shares of the Company

PROPOSAL #7: Approve the designation of special                 ISSUER            YES             FOR                  FOR

delegates of the meeting, to execute and formalize

its resolutions

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  USHIO INC.

  TICKER:                  N/A                 CUSIP:   J94456118

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  USINAS SIDERURGICAS DE MINAS GERAIS S A -USIMINAS

  TICKER:                  N/A                 CUSIP:   P9632E125

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to take knowledge of the                     ISSUER            YES             FOR                  FOR

Directors' accounts and the Company's consolidated

financial statements and the annual report for the

FYE 31 DEC 2009

PROPOSAL #2: Approve the allocation of the net profit        ISSUER            YES             FOR                  FOR

 for the FY and ratify the early distribution of

interest over capital, intermediate and

complementary, and of dividends, as well the proposal

 for the capital budget for the year 2010

PROPOSAL #3: Approve to set the total annual amount          ISSUER            YES             FOR                  FOR

of remuneration of the Members of the Board of

PROPOSAL #4: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors, and their respective

PROPOSAL #5: Election of the full and substitute                ISSUER            YES             FOR                  FOR

Members of the finance committee, and set

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  USINAS SIDERURGICAS DE MINAS GERAIS SA-USIMINAS, B

  TICKER:                  N/A                 CUSIP:   P9632E117

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Acknowledge the Directors' accounts, to         ISSUER             NO              N/A                  N/A

examine, discuss and approve the Company's

consolidated financial statements and the annual

report for the FYE 31 DEC 2009

PROPOSAL #2: Allocation of the net profit for the FY         ISSUER             NO              N/A                  N/A

and ratification of the early distribution of

interest over capital, intermediate and

complementary, and of dividends, as well the proposal

 for the capital budget for the year 2010

PROPOSAL #3: Setting the total annual amount of                 ISSUER             NO              N/A                  N/A

remuneration of the Members of the Board of Directors

PROPOSAL #4: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors, and their respective

PROPOSAL #5: Election of the Full and Substitute                ISSUER            YES             FOR                  FOR

Members of the Finance Committee, and set

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  USS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J9446Z105

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.18: Appoint a Director                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE

  TICKER:                  VALE               CUSIP:   91912E105

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO RATIFY THE APPOINTMENT OF AN                     ISSUER            YES             FOR                  FOR

ALTERNATE MEMBER OF THE BOARD OF DIRECTORS, DULY

NOMINATED DURING THE BOARD OF DIRECTORS MEETINGS HELD

 ON SEPTEMBER 17, 2009 IN ACCORDANCE WITH SECTION 10

OF ARTICLE 11 OF VALE'S BY-LAWS

PROPOSAL #02: THE APPROVAL FOR THE PROTOCOLS AND                ISSUER            YES             FOR                  FOR

JUSTIFICATIONS OF THE CONSOLIDATIONS OF SOCIEDADE DE

MINERACAO ESTRELA DE APOLO S.A. (ESTRELA DE APOLO)

AND OF MINERACAO VALE CORUMBA S.A. (VALE CORUMBA)

INTO VALE, PURSUANT TO ARTICLES 224 AND 225 OF THE

BRAZILIAN CORPORATE LAW

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DOMINGUES         ISSUER            YES             FOR                  FOR

E PINHO CONTADORES, THE EXPERTS HIRED TO APPRAISE THE

 VALUES OF BOTH ESTRELA DE APOLO AND VALE CORUMBA

PROPOSAL #04: TO DECIDE ON THE APPRAISAL REPORTS,              ISSUER            YES             FOR                  FOR

PREPARED BY THE EXPERT APPRAISERS

PROPOSAL #05: THE APPROVAL FOR THE CONSOLIDATION OF          ISSUER            YES             FOR                  FOR

BOTH ESTRELA DE APOLO AND VALE CORUMBA INTO VALE,

WITHOUT A CAPITAL INCREASE OR THE ISSUANCE OF NEW

VALE SHARES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #02: THE APPROVAL FOR THE PROTOCOLS AND                ISSUER            YES             FOR                  FOR

JUSTIFICATIONS OF THE CONSOLIDATIONS OF SOCIEDADE DE

MINERACAO ESTRELA DE APOLO S.A. (ESTRELA DE APOLO)

AND OF MINERACAO VALE CORUMBA S.A. (VALE CORUMBA)

INTO VALE, BOTH WHOLLY OWNED SUBSIDIARIES OF VALE,

PURSUANT TO ARTICLES 224 AND 225 OF THE BRAZILIAN

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DOMINGUES         ISSUER            YES             FOR                  FOR

E PINHO CONTADORES, THE EXPERTS HIRED TO APPRAISE THE

 VALUES OF BOTH ESTRELA DE APOLO AND VALE CORUMBA

PROPOSAL #04: TO DECIDE ON THE APPRAISAL REPORTS,              ISSUER            YES             FOR                  FOR

PREPARED BY THE EXPERT APPRAISERS

PROPOSAL #05: THE APPROVAL FOR THE CONSOLIDATION OF          ISSUER            YES             FOR                  FOR

BOTH ESTRELA DE APOLO AND VALE CORUMBA INTO VALE,

WITHOUT A CAPITAL INCREASE OR THE ISSUANCE OF NEW

VALE SHARES

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S A

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To ratify the nomination of an                       ISSUER             NO              N/A                  N/A

alternate Member of the Board of Directors made at

the meeting of that collegiate body on 17 SEP 2009,

under the terms of Article 11 10 of the Corporate

PROPOSAL #2.: Approve, under the terms of Articles            ISSUER            YES             FOR                  FOR

224 and 225 of Law Number 6404 76, the protocols and

justifications for the mergers of Sociedade De

Minerac Ao Estrela De Apolo S.A. Estrela De Apolo and

 Mineracao Vale Corumba S.A. Vale Corumba, full

subsidiaries of vale

PROPOSAL #3.: Ratify the nomination of Domingues E            ISSUER            YES             FOR                  FOR

Pinho Contadores, a specialized Company hired to

carry out the valuation of the Companies to be merged

PROPOSAL #4.: Approve the valuation reports prepared         ISSUER            YES             FOR                  FOR

by the specialized Company

PROPOSAL #5.: Approve the merger, without an increase        ISSUER            YES             FOR                  FOR

 in capital and without the issuance of new shares,

of Estrela De Apolo and Vale Corumba, into Vale

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S A

  TICKER:                  N/A                 CUSIP:   P96609139

  MEETING DATE:      1/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Ratify the nomination of an alternate          ISSUER            YES             FOR                  FOR

Member of the Board of Directors made at the meeting

of that collegiate body on 17 SEP 2009, under the

terms of Article 11 10 of the Corporate Bylaws

PROPOSAL #2.: Approve, under the terms of Articles            ISSUER            YES             FOR                  FOR

224 and 225 of Law Number 6404 76, the protocols and

justifications for the mergers of Sociedade De

Mineracao Estrela De Apolo S.A. Es Trela De Apolo and

 mineracao vale corumba S.A. Vale Corumba, full

subsidiaries of vale

PROPOSAL #3.: Ratify the nomination of Domingues E            ISSUER            YES             FOR                  FOR

Pinho Co Ntadores, a specialized Company hired to

carry out the valuation of the Companies to be merged

PROPOSAL #4.: Approve the valuation reports prepared         ISSUER            YES             FOR                  FOR

by the specialized Company

PROPOSAL #5.: Approve the merger, without an increase        ISSUER            YES             FOR                  FOR

 in capital and without the issuance of new shares,

of Estrela De Apolo and Vale Corumba, into vale

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALE               CUSIP:   91912E105

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                 ISSUER            YES             FOR                  FOR

REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                   ISSUER            YES             FOR                  FOR

PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE

INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                ISSUER            YES             FOR                  FOR

FISCAL COUNCIL

PROPOSAL #O1D: ESTABLISHMENT OF THE REMUNERATION OF          ISSUER            YES         AGAINST           AGAINST

THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: PROPOSAL FOR A CAPITAL INCREASE,                 ISSUER            YES             FOR                  FOR

THROUGH CAPITALIZATION OF RESERVES, WITHOUT THE

ISSUANCE OF SHARES, AND THE CONSEQUENT CHANGE OF THE

HEAD OF ARTICLE 5 OF VALE'S BY-LAWS

PROPOSAL #E2B: REPLACEMENT OF MR. FRANCISCO AUGUSTO          ISSUER            YES         AGAINST           AGAINST

DA COSTA E SILVA AS A MEMBER OF THE BOARD OF

DIRECTORS, WHO PRESENTED A DISMISSAL REQUEST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALE               CUSIP:   91912E105

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF A MEMBER OF BOARD OF              ISSUER            YES             FOR                  FOR

DIRECTORS- VALEPAR S.A. NOMINEE FOR THIS POSITION IS

MR. JOSE MAURO METTRAU CARNEIRO DA CUNHA. FOR MORE

DETAILS ON VALEPAR'S PROPOSAL, PLEASE REVIEW THE

DOCUMENTS RELATED TO THIS MEETING ON THE COMPANY'S

WEBPAGE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1A: APPRECIATION OF THE MANAGEMENTS'                 ISSUER            YES             FOR                  FOR

REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING

PROPOSAL #O1B: PROPOSAL FOR THE DESTINATION OF                   ISSUER            YES             FOR                  FOR

PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE

INVESTMENT BUDGET FOR VALE

PROPOSAL #O1C: APPOINTMENT OF THE MEMBERS OF THE                ISSUER            YES             FOR                  FOR

FISCAL COUNCIL

PROPOSAL #O1D: ESTABLISHMENT OF THE REMUNERATION OF          ISSUER            YES         AGAINST           AGAINST

THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS

PROPOSAL #E2A: PROPOSAL FOR A CAPITAL INCREASE,                 ISSUER            YES             FOR                  FOR

THROUGH CAPITALIZATION OF RESERVES, WITHOUT THE

ISSUANCE OF SHARES, AND THE CONSEQUENT CHANGE OF THE

HEAD OF ARTICLE 5 OF VALE'S BY-LAWS

PROPOSAL #E2B: REPLACEMENT OF MR. FRANCISCO AUGUSTO          ISSUER            YES         AGAINST           AGAINST

DA COSTA E SILVA AS A MEMBER OF THE BOARD OF

DIRECTORS, WHO PRESENTED A DISMISSAL REQUEST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE S.A.

  TICKER:                  VALEP             CUSIP:   91912E204

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPOINTMENT OF A MEMBER OF BOARD OF              ISSUER            YES             FOR                  FOR

DIRECTORS- VALEPAR S.A. NOMINEE FOR THIS POSITION IS

MR. JOSE MAURO METTRAU CARNEIRO DA CUNHA. FOR MORE

DETAILS ON VALEPAR'S PROPOSAL, PLEASE REVIEW THE

DOCUMENTS RELATED TO THIS MEETING ON THE COMPANY'S

WEBPAGE.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements, relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the distribution of the FY net          ISSUER            YES             FOR                  FOR

profits and the budget of capital of the Company

PROPOSAL #3: Election of the Members of the Finance          ISSUER            YES             FOR                  FOR

Committee

PROPOSAL #4: Approve to set the Directors and Finance        ISSUER            YES         AGAINST           AGAINST

 Committees global remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the increase of the share                   ISSUER            YES             FOR                  FOR

capital, through the capitalization of reserves,

without the issuance of shares, and the consequent

amendment at the main part of Article 5 of the

Corporate Bylaws

PROPOSAL #2: Election of a full member of the Board          ISSUER            YES         AGAINST           AGAINST

of Directors , because of the resignation presented

by Mr. Francisco Augusto Da Costa E Silva

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the increase of the share                   ISSUER            YES             FOR                  FOR

capital, through the capitalization of reserves,

without the issuance of shares, and the consequent

amendment at the main part of Article 5 of the

Corporate Bylaws

PROPOSAL #2: Election of a full member of the Board          ISSUER            YES         AGAINST           AGAINST

of Directors , because of the resignation presented

by Mr. Francisco Augusto Da Costa E Silva

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P2605D109

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Principal member as the         ISSUER            YES             FOR                  FOR

Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P96609139

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine, discuss and vote              ISSUER            YES             FOR                  FOR

upon the Board of Directors annual report, the

financial statements, relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the distribution of the FYs net         ISSUER            YES             FOR                  FOR

profits and approve the budget of capital of the

Company

PROPOSAL #3: Elect the members of the finance                     ISSUER            YES             FOR                  FOR

committee

PROPOSAL #4: Approve to set the Directors and Finance        ISSUER            YES         AGAINST           AGAINST

 Committees global remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P96609139

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to the increase of the share              ISSUER            YES             FOR                  FOR

capital, through the capitalization of reserves,

without the issuance of shares, and the consequent

amendment at the main part of Article 5 of the

corporate Bylaws

PROPOSAL #2: Election of full member of the Board of         ISSUER            YES         AGAINST           AGAINST

Directors becaseu of the resignation presented by the

 Mr. Francisco Augusto Da Costa E Silva

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P96609139

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to the increase of the share              ISSUER            YES             FOR                  FOR

capital, through the capitalization of reserves,

without the issuance of shares, and the consequent

amendment at the main part of Article 5 of the

corporate Bylaws

PROPOSAL #2: Election of full member of the Board of         ISSUER            YES         AGAINST           AGAINST

Directors becaseu of the resignation presented by the

 Mr. Francisco Augusto Da Costa E Silva

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALE SA, RIO DE JANEIRO

  TICKER:                  N/A                 CUSIP:   P96609139

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Principal member to the         ISSUER            YES             FOR                  FOR

Board of Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALERO ENERGY CORPORATION

  TICKER:                  VLO                 CUSIP:   91913Y100

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RUBEN M. ESCOBEDO        ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: BOB MARBUT                    ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT A. PROFUSEK      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF KPMG LLP AS          ISSUER            YES             FOR                  FOR

VALERO ENERGY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: RE-APPROVE THE 2005 OMNIBUS STOCK                 ISSUER            YES             FOR                  FOR

INCENTIVE PLAN.

PROPOSAL #04: VOTE ON AN ADVISORY RESOLUTION TO                 ISSUER            YES             FOR                  FOR

RATIFY THE 2009 COMPENSATION OF THE NAMED EXECUTIVE

OFFICERS LISTED IN THE PROXY STATEMENT'S SUMMARY

COMPENSATION TABLE.

PROPOSAL #05: VOTE ON A STOCKHOLDER PROPOSAL                  SHAREHOLDER        YES         ABSTAIN           AGAINST

ENTITLED, IMPACT OF VALERO'S OPERATIONS ON RAINFOREST

 SUSTAINABILITY.

PROPOSAL #06: VOTE ON A STOCKHOLDER PROPOSAL                  SHAREHOLDER        YES         ABSTAIN           AGAINST

ENTITLED, DISCLOSURE OF POLITICAL CONTRIBUTIONS/TRADE

 ASSOCIATIONS.

PROPOSAL #07: VOTE ON A STOCKHOLDER PROPOSAL                  SHAREHOLDER        YES         AGAINST               FOR

ENTITLED, STOCK RETENTION BY EXECUTIVES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALLEY NATIONAL BANCORP

  TICKER:                  VLY                 CUSIP:   919794107

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ANDREW B. ABRAMSON                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PAMELA R. BRONANDER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ERIC P. EDELSTEIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.J. STEELE GUILFOILE                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GRAHAM O. JONES                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WALTER H. JONES, III                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD KORDE                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL L. LARUSSO                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARC J. LENNER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GERALD H. LIPKIN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBINSON MARKEL                                    ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: RICHARD S. MILLER                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: BARNETT RUKIN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SURESH L. SANI                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT C. SOLDOVERI                             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS VALLEY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010

PROPOSAL #03: APPROVAL OF THE 2010 EXECUTIVE                       ISSUER            YES             FOR                  FOR

INCENTIVE PLAN

PROPOSAL #04: TO APPROVE ON A NON-BINDING BASIS, THE         ISSUER            YES             FOR                  FOR

COMPENSATION OF VALLEY'S NAMED EXECUTIVE OFFICERS AS

DETERMINED BY THE COMPENSATION AND HUMAN RESOURCES

COMMITTEE

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VALLOUREC USINES A TUBES DE LORRAINE ESCAUT ET VAL

  TICKER:                  N/A                 CUSIP:   F95922104

  MEETING DATE:      5/31/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.3: Approve the allocation of the result          ISSUER            YES             FOR                  FOR

for FY 2009 and setting of the dividend

PROPOSAL #O.4: Approve the option for payment of a            ISSUER            YES             FOR                  FOR

scrip dividend

PROPOSAL #O.5: Approve the renewal of Mr. Michel de          ISSUER            YES             FOR                  FOR

Fabiani appointment as a member of the  Supervisory

Board

PROPOSAL #O.6: Approve the renewal of Bollore's                 ISSUER            YES             FOR                  FOR

appointment as a member of the Supervisory Board

PROPOSAL #O.7: Approve the renewal of Mr. Jean-Claude        ISSUER            YES             FOR                  FOR

 Verdiere's appointment as a member of the

Supervisory Board

PROPOSAL #O.8: Appointment of the Mrs. Vivienne Cox          ISSUER            YES             FOR                  FOR

as a member of the Supervisory Board

PROPOSAL #O.9: Appointment of the Mrs. Alexandre                ISSUER            YES             FOR                  FOR

Schaapveld as a member of the Supervisory Board

PROPOSAL #O.10: Approve the updating of the payment          ISSUER            YES             FOR                  FOR

to members of the Supervisory Board

PROPOSAL #O.11: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

trade in the Company's shares

PROPOSAL #E.12: Approve the Halving of the par value         ISSUER            YES             FOR                  FOR

of the Company's shares

PROPOSAL #E.13: Amend to the Articles of Association         ISSUER            YES             FOR                  FOR

in order to introduce on-line voting). Note: the text

 of this resolution includes the powers for the

necessary legal formalities

PROPOSAL #E.14: Approve the delegation of powers to          ISSUER            YES             FOR                  FOR

the Board of Directors to issue share subscription

warrants while a public offer is open

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VANGUARD INTERNATIONAL SEMICONDUCTOR CORP

  TICKER:                  N/A                 CUSIP:   Y9353N106

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.4 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of monetary loans

PROPOSAL #B.5: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of  endorsement and guarantee

PROPOSAL #B.6: Other issues and extraordinary  motions      ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VANGUARD MARKET LIQUIDITY FUND

  TICKER:                  N/A                 CUSIP:   N/A

  MEETING DATE:      7/2/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN J. BRENNAN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES D. ELLIS                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EMERSON U. FULLWOOD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAJIV L. GUPTA                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: AMY GUTMANN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOANN HEFFERNAN HEISEN                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: F. WILLIAM MCNABB III                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDRE F. PEROLD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALFRED M. RANKIN, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER F. VOLANAKIS                              ISSUER            YES             FOR                  FOR

PROPOSAL #2A: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING REAL ESTATE.

PROPOSAL #2B: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: ISSUING

SENIOR SECURITIES.

PROPOSAL #2C: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: BORROWING

 MONEY.

PROPOSAL #2D: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING: MAKING

LOANS.

PROPOSAL #2E: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

PURCHASING AND SELLING COMMODITIES.

PROPOSAL #2F: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

CONCENTRATING INVESTMENTS IN A PARTICULAR INDUSTRY OR

 GROUP OF INDUSTRIES.

PROPOSAL #2G: TO APPROVE UPDATING AND STANDARDIZING          ISSUER            YES             FOR                  FOR

THE FUND(S) FUNDAMENTAL POLICIES REGARDING:

ELIMINATION OF OUTDATED FUNDAMENTAL POLICIES NOT

REQUIRED BY LAW.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VARIAN MEDICAL SYSTEMS, INC.

  TICKER:                  VAR                 CUSIP:   92220P105

  MEETING DATE:      2/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN SEELY BROWN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. ANDREW ECKERT                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK R. LARET                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AN AMENDMENT TO THE VARIAN          ISSUER            YES             FOR                  FOR

MEDICAL SYSTEMS, INC. SECOND AMENDED AND RESTATED

2005 OMNIBUS STOCK PLAN TO INCREASE THE NUMBER OF

SHARES AVAILABLE FOR AWARDS THEREUNDER.

PROPOSAL #03: TO APPROVE THE VARIAN MEDICAL SYSTEMS,         ISSUER            YES             FOR                  FOR

INC. 2010 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL #04: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VECTOR LTD

  TICKER:                  N/A                 CUSIP:   Q9389B109

  MEETING DATE:      10/23/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Tony Carter as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation in accordance

 with NZSX Listing Rule 3.3.8

PROPOSAL #2.: Re-elect Mr. Hugh Fletcher as a                     ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

NZSX Listing Rule 3.3.8

PROPOSAL #3.: Re-elect Ms. Alison Paterson as a                 ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

NZSX Listing Rule 3.3.3

PROPOSAL #4.: Elect Mr. James Miller as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-appoint KPMG as the Auditors                     ISSUER            YES             FOR                  FOR

pursuant to Section 200 of the Companies Act 1993 and

 authorize the Directors to fix the remuneration of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VEDANTA RESOURCES PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G9328D100

  MEETING DATE:      7/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements of the Company for the FYE 31 MAR 2009,

together with the reports

PROPOSAL #2.: Approve the Directors' remuneration              ISSUER            YES             FOR                  FOR

report for the FYE 31 MAR 2009

PROPOSAL #3.: Approve that a final dividend as                   ISSUER            YES             FOR                  FOR

recommended by the Directors of 25 US cents per

ordinary share in respect of the FYE 31 MAR 2009

PROPOSAL #4.: Appoint Mr. Mahendra Mehta as a                     ISSUER            YES         AGAINST           AGAINST

Director, since the last AGM

PROPOSAL #5.: Re-appoint Mr. Anil Agarwal as a                   ISSUER            YES         AGAINST           AGAINST

Director, who retires pursuant to Article 122 of the

Company's Articles of Association

PROPOSAL #6.: Re-appoint Mr. Naresh Chandra as a                ISSUER            YES         AGAINST           AGAINST

Director, who retires pursuant to Article 122 of the

Company's Articles of Association

PROPOSAL #7.: Appoint Deloitte LLP as the Auditors of        ISSUER            YES             FOR                  FOR

 the Company [the Auditors] for the FYE 31 MAR 2010

PROPOSAL #8.: Authorize the Directors of the Company         ISSUER            YES             FOR                  FOR

to determine the Auditors' remuneration

PROPOSAL #9.: Authorize the Directors' to allot                 ISSUER            YES             FOR                  FOR

shares [as specified]

PROPOSAL #S.10: Approve to grant the disapplication          ISSUER            YES             FOR                  FOR

of pre-emption rights [as specified]

PROPOSAL #S.11: Grant authority to facilitate full            ISSUER            YES             FOR                  FOR

conversion of 2016 Bonds in ordinary shares [as

specified]

PROPOSAL #S.12: Authorize the Company for purchase of        ISSUER            YES             FOR                  FOR

 its own shares [as specified]

PROPOSAL #S.13: Approve that a general meeting, other        ISSUER            YES             FOR                  FOR

 than an AGM, may be called on not less than 14 clear

 days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VENTAS, INC.

  TICKER:                  VTR                 CUSIP:   92276F100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DEBRA A. CAFARO                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS CROCKER II                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD G. GEARY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAY M. GELLERT                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT D. REED                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: SHELI Z. ROSENBERG                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES D. SHELTON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS C. THEOBALD                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE SELECTION OF ERNST         ISSUER            YES             FOR                  FOR

& YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2010          THE

BOARD OF DIRECTORS RECOMMENDS A VOTE

   AGAINST PROPOSAL 3

PROPOSAL #03: ADOPTION OF A MAJORITY VOTE STANDARD        SHAREHOLDER        YES         AGAINST               FOR

FOR THE ELECTION OF DIRECTORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VENTURE CORP LTD

  TICKER:                  N/A                 CUSIP:   Y9361F111

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

for the purposes of Sections 76C and 76E of the

Companies Act, Chapter 50 of Singapore (the Companies

 Act), to purchase or otherwise acquire issued

ordinary shares in the capital of the Company (the

Shares) not exceeding in aggregate the Maximum Limit

(as hereafter defined), at such price or prices as

may be determined by the Directors from time to time

up to the Maximum Price (as hereafter defined),

whether by way of: (a) market purchase(s) on the

Singapore Exchange Securities Trading Limited (the

SGX-ST); and/or (b) off-market purchase(s) if

effected otherwise than on the SGX-ST in accordance

with any equal access scheme(s) as may be determined

or formulated by the Directors as they consider fit,

which scheme(s) shall satisfy all the conditions

prescribed by the Companies Act, and otherwise in

accordance with all other laws and regulations and

rules of the SGX-ST as may for the time being be

applicable, and approved generally and

unconditionally (the Share Purchase Mandate); unless

varied or revoked by the Company in general meeting,

pursuant to the Share Purchase Mandate may be

exercised by the Directors at any time and from time

to time during the period commencing from the date of

 the passing of this Resolution and expiring on the

earlier of: (a) the date on which the next AGM of the

 Company is held; and (b) the date by which the next

AGM of the Company is required by law to be held; in

this Resolution: Average Closing Price means the

average of the last dealt prices of a Share for the 5

 consecutive Market Days (as defined in the Circular)

 on which the Shares are transacted on the SGX-ST

immediately preceding the date of the market purchase

 by the Company or, as the case may be, the date of

the making of the offer pursuant to the off-market

purchase, and deemed to be adjusted in accordance

with the listing rules of the SGX-ST for any

corporate action which occurs after the relevant 5

day period; date of the making of the offer means the

 date on which the Company makes an offer for the

purchase or acquisition of Shares from holders of

Shares, stating therein the relevant terms of the

equal access scheme for effecting the off-market

purchase; Maximum Limit means that number of issued

Shares representing 10% of the total number of issued

 Shares as at the date of the passing of this

Resolution (excluding any Shares which are held as

treasury shares as at that date); and Maximum Price,

in relation to a Share to be purchased or acquired,

means the purchase price (excluding brokerage,

commission, applicable goods and services tax and

other related expenses) which shall not exceed: (a)

in the case of a market purchase of a Share, 105% of

the Average Closing Price of the Shares; and (b) in

the case of an off-market purchase of a Share

pursuant to an equal access scheme, 110% of the

Average Closing Price of the Shares; and authorize

the Directors of the Company to complete and do all

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VENTURE CORP LTD

  TICKER:                  N/A                 CUSIP:   Y9361F111

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Director's report         ISSUER            YES             FOR                  FOR

and the audited accounts of the Company for the YE 31

 DEC 2009 together with the Auditors' report thereon

PROPOSAL #2: Declare a final one-tier tax-exempt                ISSUER            YES             FOR                  FOR

dividend of 50 cents per ordinary share for the YE 31

 DEC 2009

PROPOSAL #3: Re-elect Mr. Goon Kok Loon as a Director        ISSUER            YES             FOR                  FOR

 who retires pursuant to Article 92 of the Company's

Articles of Association

PROPOSAL #4: Re-elect Mr. Wong Yew Meng as a Director        ISSUER            YES             FOR                  FOR

 who retires pursuant to Article 74 of the Company's

Articles of Association

PROPOSAL #5: Re-appoint Mr. Cecil Vivian Richard                ISSUER            YES             FOR                  FOR

Wong, pursuant to Section 153(6) of the Companies

Act, Chapter 50 as a Director of the Company to hold

office from the date of the AGM until the next AGM

PROPOSAL #6: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of SGD 339,300 for the YE 31 DEC 2009

PROPOSAL #7: Re-appoint Messrs Deloitte & Touche LLP         ISSUER            YES             FOR                  FOR

as the Company's auditors and to authorize the

Directors to fix their remuneration

PROPOSAL #8.: Authorize the Directors of the Company,        ISSUER            YES             FOR                  FOR

 to allot and issue shares, pursuant to Section 161

of the Companies Act and Rule 806 of the Listing

Manual of the SGX-ST, to: (A) (i) issue shares in the

 capital of the Company (Shares) whether by way of

rights, bonus or otherwise; and/or (ii) make or grant

 offers, agreements or options (collectively,

Instruments) that might or would require Shares to be

 issued, including but not limited to the creation

and issue of (as well as adjustments to) warrants,

debentures or other instruments convertible into

Shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES         AGAINST           AGAINST

to allot and issue shares under the Venture

Corporation Executives' Share Option Scheme That,

pursuant to Section 161 of the Companies Act, to: (a)

 offer and grant options from time to time in

accordance with the rules of the Venture Corporation

Executives' Share Option Scheme adopted by the

Company in 2004 (2004 Scheme) and to allot and issue

from time to time such number of Shares in the

capital of the Company as may be required to be

issued pursuant to the exercise of options granted

under the 2004 Scheme; (b) notwithstanding that the

authority under this Resolution may have ceased to be

 in force, allot and issue from time to time such

number of Shares in the capital of the Company as may

 be required to be issued pursuant to the exercise of

 options granted under the 2004 Scheme while the

authority was in force; and CONTD.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VEOLIA ENVIRONNEMENT, PARIS

  TICKER:                  N/A                 CUSIP:   F9686M107

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #o.1: Approve the reports and financial                ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #o.2: Approve the consolidated financial              ISSUER            YES             FOR                  FOR

statements for the FY 2009

PROPOSAL #o.3: Approve the expenditures and non tax-         ISSUER            YES             FOR                  FOR

deductible expenses pursuant to Article 39-4 of the

General Tax Code

PROPOSAL #o.4: Approve the allocation of income and          ISSUER            YES             FOR                  FOR

date of payment of the dividend

PROPOSAL #o.5: Approve the option for the payment of         ISSUER            YES             FOR                  FOR

the dividend in shares

PROPOSAL #o.6: Approve the regulated agreements and          ISSUER            YES             FOR                  FOR

undertakings [out of agreements and  undertakings

relating to Corporate Officers]

PROPOSAL #o.7: Approve the regulated agreements and          ISSUER            YES             FOR                  FOR

undertakings [out of Agreements and  Undertakings

relating to Corporate Officers]

PROPOSAL #o.8: Approve the undertaking pursuant to            ISSUER            YES             FOR                  FOR

Article L. 225-42-1 of the Commercial  Code relating

to a Corporate Officer

PROPOSAL #o.9: Approve the renewal of Mr. Daniel                ISSUER            YES             FOR                  FOR

Bouton's term as a Board Member

PROPOSAL #o.10: Approve the renewal of Mr. Jean-Fran         ISSUER            YES             FOR                  FOR

ois Dehecq's term as a Board Member

PROPOSAL #o.11: Approve the renewal of Mr. Paul-Louis        ISSUER            YES             FOR                  FOR

 Girardot's term as a Board Member

PROPOSAL #o.12: Ratify the co-optation of Mrs. Esther        ISSUER            YES             FOR                  FOR

 Koplowitz as a Board Member and renewal of her term

as a Board Member

PROPOSAL #o.13: Approve the renewal of Mr. Serge                ISSUER            YES             FOR                  FOR

Michel's term as a Board Member

PROPOSAL #o.14: Approve the renewal of Mr. Georges            ISSUER            YES             FOR                  FOR

Ralli's term as a Board Member

PROPOSAL #o.15: Appointment of Groupe Industriel                ISSUER            YES             FOR                  FOR

Marcel Dassault as a Board Member

PROPOSAL #o.16: Appointment of Mr. Antoine Frerot as         ISSUER            YES             FOR                  FOR

a Board Member

PROPOSAL #o.17: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

operate on the shares of the Company

PROPOSAL #e.18: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares and/or securities, with preferential

subscription rights,  giving access to the capital of

 the Company and/or issuance of securities  entitling

 to the allotment of debt securities

PROPOSAL #e.19: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares and/or securities, without preferential

subscription rights, giving access to the capital of

the Company and/or issuance of securities  entitling

to the allotment of debt securities by way of public

PROPOSAL #e.20: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares and/or securities, without preferential

subscription rights, giving access to the capital of

the Company and/or issuance of securities entitling

to the allotment of debt securities by private

investment pursuant to Article L.411-2,II of the

Monetary and Financial Code

PROPOSAL #e.21: Approve the possibility to issue                ISSUER            YES             FOR                  FOR

shares or securities giving access, without

preferential subscription rights, as remuneration for

 the contribution in  kind concerning the equity

securities or securities giving access to the  capital

PROPOSAL #e.22: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by incorporation

 of premiums, reserves, profits or others

PROPOSAL #e.23: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the number of securities to be issued in the

 event of capital increase with or without

preferential   subscription rights

PROPOSAL #e.24: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide on the share capital increase by issuing

shares or securities giving access to the capital

reserved to the  Members of Saving Plans with

cancellation of preferential subscription rights in

PROPOSAL #e.25: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase the share capital with cancellation of

preferential subscription rights of the shareholders

in favor of a category of beneficiaries

PROPOSAL #e.26: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant options to subscribe or purchase shares

benefiting on the one hand, employees of the Company

and on the other hand employees and Corporate

Officers of Companies or groups associated to the

Company in accordance with Article L. 225-180 of the

Commercial Code

PROPOSAL #e.27: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

reduce the share capital by cancellation of treasury

shares

PROPOSAL #e.28: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

decide, during a period of public offer, on the

issuance of warrants to subscribe on preferential

terms, to shares of the Company, including free

allocation to all the shareholders of the Company

PROPOSAL #e.29: Approve the ability for the Board of         ISSUER            YES             FOR                  FOR

Directors to appoint censors and to carry out

consequential amendment of the statutes

PROPOSAL #o.e30: Grant powers to accomplish the                 ISSUER            YES             FOR                  FOR

formalities

PROPOSAL #o.31: Appoint Qatari Diar Real estate                 ISSUER            YES             FOR                  FOR

Investment Company as the Board Member

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VERISIGN, INC.

  TICKER:                  VRSN               CUSIP:   92343E102

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: D. JAMES BIDZOS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM L. CHENEVICH                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KATHLEEN A. COTE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK D. MCLAUGHLIN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROGER H. MOORE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN D. ROACH                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LOUIS A. SIMPSON                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: TIMOTHY TOMLINSON                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: VOTE TO APPROVE VERISIGN, INC.'S ANNUAL        ISSUER            YES             FOR                  FOR

 INCENTIVE COMPENSATION PLAN.

PROPOSAL #03: VOTE TO RATIFY THE SELECTION OF KPMG            ISSUER            YES             FOR                  FOR

LLP AS VERISIGN, INC.'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING  DECEMBER

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VERIZON COMMUNICATIONS INC.

  TICKER:                  VZ                   CUSIP:   92343V104

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD L. CARRION      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: M. FRANCES KEETH         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ROBERT W. LANE             ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: SANDRA O. MOOSE           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: JOSEPH NEUBAUER           ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DONALD T.                     ISSUER            YES             FOR                  FOR

NICOLAISEN

PROPOSAL #1G: ELECTION OF DIRECTOR: THOMAS H. O'BRIEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CLARENCE OTIS, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: HUGH B. PRICE               ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: IVAN G. SEIDENBERG      ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: RODNEY E. SLATER         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JOHN W. SNOW                ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: JOHN R. STAFFORD         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF ERNST &         ISSUER            YES             FOR                  FOR

YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING

 FIRM

PROPOSAL #03: ADVISORY VOTE RELATED TO EXECUTIVE                ISSUER            YES             FOR                  FOR

COMPENSATION

PROPOSAL #04: PROHIBIT GRANTING STOCK OPTIONS                 SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #05: GENDER IDENTITY NON-DISCRIMINATION           SHAREHOLDER        YES         ABSTAIN           AGAINST

POLICY

PROPOSAL #06: PERFORMANCE STOCK UNIT PERFORMANCE           SHAREHOLDER        YES         AGAINST               FOR

THRESHOLDS

PROPOSAL #07: SHAREHOLDER RIGHT TO CALL A SPECIAL          SHAREHOLDER        YES         AGAINST               FOR

MEETING

PROPOSAL #08: ADOPT AND DISCLOSE SUCCESSION PLANNING    SHAREHOLDER        YES         AGAINST               FOR

POLICY

PROPOSAL #09: SHAREHOLDER APPROVAL OF BENEFITS PAID      SHAREHOLDER        YES         AGAINST               FOR

AFTER DEATH

PROPOSAL #10: EXECUTIVE STOCK RETENTION REQUIREMENTS     SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VERTEX PHARMACEUTICALS INCORPORATED

  TICKER:                  VRTX               CUSIP:   92532F100

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOSHUA BOGER                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHARLES A. SANDERS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ELAINE S. ULLIAN                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: THE APPROVAL OF THE AMENDMENT TO THE            ISSUER            YES             FOR                  FOR

AMENDED AND RESTATED 2006 STOCK AND OPTION PLAN THAT

INCREASES THE NUMBER OF SHARES OF COMMON STOCK

AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 12,000,000

SHARES FROM 21,602,380 SHARES TO 33,602,380 SHARES.

PROPOSAL #03: THE RATIFICATION OF THE APPOINTMENT OF         ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VESTAS WIND SYS A/S UTD  KINGDOM

  TICKER:                  N/A                 CUSIP:   K9773J128

  MEETING DATE:      1/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Amend Article 4.6 of the Articles of              ISSUER            YES             FOR                  FOR

Associations for the proposed changed to the

specified wordings

PROPOSAL #2: Authorize the Chairman of the general            ISSUER            YES             FOR                  FOR

meeting to notify the notifiable decisions made by

the general meeting to the Danish Commerce and

Companies Agency and make the corrections in the

documents which have been prepared in connection with

 these decisions to the extent that the Danish

Commerce and Companies Agency requires so in order to

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VESTAS WIND SYS A/S UTD  KINGDOM

  TICKER:                  N/A                 CUSIP:   K9773J128

  MEETING DATE:      3/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report from the Board of              ISSUER            YES             FOR                  FOR

Directors on the Company's activities during the past

 year

PROPOSAL #2: Adopt the annual report                                     ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve to apply the profit for the year        ISSUER            YES             FOR                  FOR

 of EUR 564m as follows: transfer to reserve for net

revaluation according to the equity method: EUR 66m;

dividend: EUR 0m and retained earnings: EUR 498m

PROPOSAL #4: Re-elect Bent Erik Carlsen, Torsten Erik        ISSUER            YES             FOR                  FOR

 Rasmussen, Freddy Frandsen, Hakan Eriksson, Jorgen

Huno Rasmussen, Jorn Anaer Thomsen, Kurt Anker

Nielsen and Ola Rollen as Board Members

PROPOSAL #5: Appointment of PricewaterhouseCoopers,          ISSUER            YES             FOR                  FOR

Statsautoriseret

PROPOSAL #6.1: Amend Articles 2(4), 2(8) and 3(4)             ISSUER            YES             FOR                  FOR

which is numbered Article 3(5) in the new draft

Articles  Articles 3(1) - 3(4), Article 7(2), 8(1)

and 13(1), Article 4(3), 4(4), 5(1), 6(2), 6(3) of

the Articles of Association

PROPOSAL #6.2: Amend Articles 2, 3, 4, 5, 4(5), 6(5),        ISSUER            YES             FOR                  FOR

 6(4), 7(2) and 7(3) of the Articles of Association

PROPOSAL #6.3: Amend Article 1(1) to effect that the         ISSUER            YES             FOR                  FOR

secondary name Cotas Computer Technology A/s is

PROPOSAL #6.4: Amend Article 1(2) of the Articles of         ISSUER            YES             FOR                  FOR

Association in accordance with Section 28 of the

Danish Companies Act, and as a consequence, Article

1(3) shall be re-numbered as Article 1 (2)

PROPOSAL #6.5: Approve to rephrase Article 2(3) to            ISSUER            YES             FOR                  FOR

the effect that it specifies that the Company's

shares are registered with a central securities

depository and that any dividends will be disbursed

through such central securities depository

PROPOSAL #6.6: Approve that Article 2(9) concerning          ISSUER            YES             FOR                  FOR

cancellation is deleted, as the provisions are no

longer relevant to the Company

PROPOSAL #6.7: Approve that previous authorization to        ISSUER            YES             FOR                  FOR

 the Board of Directors in Article 3(1) to increase

the Company's share capital is renewed to apply until

 01 MAY 2011, allowing an increase of the share

capital by a total nominal amount of DKK 20,370,410

20,370,410 shares

PROPOSAL #6.8: Approve that the previous                              ISSUER            YES         AGAINST           AGAINST

authorization to the Board of Directors in Article

3(2) to increase the Company's share capital in

connection with the issuance of employee shares is

extended to expire on 01 MAY 2011

PROPOSAL #6.9: Approve that the previous                              ISSUER            YES         AGAINST           AGAINST

authorization to the Board of Directors in Article

3(3) to issue warrants and to carry out the relevant

increase of the Company's share capital is extended

to expire on 01 MAY 2011

PROPOSAL #6.10: Approve to insert an authorization to        ISSUER            YES         AGAINST           AGAINST

 the Board of Directors, in the Company's Articles of

 Association, for the Board of Directors to raise

loans against the issuance of convertible debt

instruments, the new provision will be inserted as

Article 3(4) and the existing Article 3(4) will be

renumbered to Article 3(5) and amended so that a

conversion combined with an issuance of shares,

pursuant to the authorization in Article 3(1), may

only result in a capital increase of 10%

PROPOSAL #6.11: Amend Article 4(2) to the effect that        ISSUER            YES             FOR                  FOR

 the Company's general meetings are held in Central

Denmark Region or in the Capital Region of Denmark,

as directed by the Board of Directors

PROPOSAL #6.12: Amend Article 5(2) to the effect that        ISSUER            YES             FOR                  FOR

 it clearly states that the general meeting can

decide whether the Company shall have one or two

PROPOSAL #6.13: Approve to insert a new provision,            ISSUER            YES             FOR                  FOR

stipulating that the Company's general meetings may

be held in English, provided that a simultaneous

interpretation service into Danish is given, and that

 all documents pertaining to general meetings are

available both in Danish and in English

PROPOSAL #6.14: Approve to insert a new provision             ISSUER            YES             FOR                  FOR

Article 8(8)  to the effect that the corporate

language is English

PROPOSAL #6.15: Authorize the Company to purchase              ISSUER            YES             FOR                  FOR

treasury shares, in the period until the next AGM,

within a total nominal value of 10% of the Company's

share capital from time to time, in accordance with

the relevant statutory provisions, the consideration

for such shares may not deviate by more than 10% from

 the closing price quoted by NASDAQ OMX Copenhagen at

 the time of purchase

PROPOSAL #6.16: Approve a rider to the overall                   ISSUER            YES             FOR                  FOR

guidelines for incentive pay which were adopted at

the AGM in 2009 to the effect that warrants, and not

only options, can be issued under the existing

PROPOSAL #6.17: Authorize the Chairman of the meeting        ISSUER            YES             FOR                  FOR

 to file the registrable resolutions adopted by the

general meeting with the Danish Commerce and

Companies Agency and to make such amendments to the

documents prepared in connection with these

resolutions as may be required by the Danish Commerce

 and Companies Agency in connection with registration

 of the adopted resolutions

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VF CORPORATION

  TICKER:                  VFC                 CUSIP:   918204108

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: RICHARD T. CARUCCI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JULIANA L. CHUGG                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GEORGE FELLOWS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLARENCE OTIS, JR.                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AN AMENDMENT AND                          ISSUER            YES             FOR                  FOR

RESTATEMENT OF VF'S 1996 STOCK COMPENSATION PLAN.

PROPOSAL #03: RATIFICATION OF THE SELECTION OF                   ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS VF'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL

 YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIENNA INSURANCE GROUP

  TICKER:                  N/A                 CUSIP:   A9T907104

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the consolidated financial                ISSUER            YES             FOR                  FOR

statements for the year 2009 and the management

report on these accounts, the audited and approved

financial statements of the Company for the year

2009, the management report on these accounts and the

 report of the Supervisory Board and the Corporate

Governance report, and adopt a resolution on the

distribution of profits for 2009

PROPOSAL #2: Adopt the resolution to grant discharge         ISSUER            YES             FOR                  FOR

to the Managing Board and the Supervisory Board for

the FY 2009

PROPOSAL #3: Authorize the Management Board pursuant         ISSUER            YES         AGAINST           AGAINST

to Section 169 of the Austrian Stock Corporation Act

[Aktiengesetz], to increase, by 28 JUN 2015 at the

latest, the share capital of the Company also in

several tranches - by a nominal value of EUR

66,443,734.10 by issuing 64,000,000 no-par value

shares in registered or in bearer form against

contributions in cash or in kind, this authorization

replaces the resolution adopted in the 18th AGM held

on 24 APR 2009 as resolution according to agenda item

 4, Article 4 (2), first sentence is altered

PROPOSAL #4: Authorize the Management Board, pursuant        ISSUER            YES             FOR                  FOR

 to Section 174 (1) of the Austrian Stock Corporation

 Act [Aktiengesetz], to issue, by 28 JUN 2015 at the

latest, with the consent of the Supervisory Board,

participating bonds with a total face value of up to

EUR 2,000,000,000, also in several tranches, also

with exclusion of subscription rights and

authorization to specify the terms for the issue of

the participating bonds, this authorization replaces

the resolution adopted in the 18th AGM held on 24 APR

 2009 as resolution according to agenda item 5

PROPOSAL #5: Authorize the Management Board, pursuant        ISSUER            YES         AGAINST           AGAINST

 to Section 174 (2) of the Austrian Stock Corporation

 Act [Aktiengesetz], to issue, by 28 JUN 2015 at the

latest, with the consent of the Supervisory Board,

convertible bonds with a total face value of up to

EUR 2,000,000,000, also in several tranches, also

with exclusion of subscription rights and

authorization to specify all other terms, as well as

to specify the issue and conversion procedures for

the convertible bonds, this authorization replaces

the resolution adopted in the 18th AGM held on 24 APR

 2009 as Resolution according to agenda item 6

PROPOSAL #6: Amend Article 4(3), 2nd sentence                     ISSUER            YES         AGAINST           AGAINST

[conditional capital] of the Articles of Association,

 as specified

PROPOSAL #7: Approve the explanation of the De-Merger        ISSUER            YES             FOR                  FOR

 and Acquisition Agreement dated 10 MAY 2010; adopt a

 resolution on the proportionate de-merger by

acquisition according to Section 1 Paragraph 2 in

connection with Section 8, Paragraph 1 of the

Austrian De-Merger Act [Spaltungsgesetz] pursuant to

the De-Merger and Acquisition Agreement dated 10 MAY

2010 as filed with the Companies Register of the

Commercial Court in Vienna, on the basis of the final

 balance sheet of VIENNA INSURANCE Group Wiener

Stadtische Versicherung AG of 31 DEC 2009 it is

planned that the de-merger of the operational

insurance business with all assets belonging to it,

is made from VIENNA INSURANCE GROUP Wiener Stadtische

 Versicherung AG with its seat in Vienna as

transferring Company to VERSA Beteiligungs-AG with

its seat in Vienna as acquiring Company by way of

universal succession and continuance of the

transferring Company without the granting of shares

in the acquiring Company, as the transferring Company

 is the sole shareholder of the acquiring Company;

adopt a resolution on the changes in the Articles of

Association: a) Change of the Corporate Name of the

Company in Article 1 Paragraph 1 to VIENNA INSURANCE

GROUP AG Wiener Versicherung Gruppe; b) deletion of

Article 2 Paragraph 1 [History]; c) Partial Change of

 the Purpose and Corporate Objects of the Company in

Article 2 [strategic management and administration of

 central group functions, the casualty insurance

business, the property insurance business and the

reinsurance business]; d) Adopt the number of the

Members of the Management Board [Article 8 Paragraph

PROPOSAL #8: Adopt the resolution on further changes         ISSUER            YES             FOR                  FOR

of the Articles of Association in the in the

following Articles: a) Article 2 Paragraph 3, 1st

Half-sentence [new Paragraph and amendment according

to Article 3 Paragraph 3 Insurance Supersion Act]; b)

 Article 2 Paragraph 4 [new Paragraph and

clarification re-inland]; c) Article 4 Paragraph 3,

3rd sentence [Company in stead of Corporate name]; d)

 Article 4 Paragraph 5 [no entitlement to issuance of

 share certificates representing their stakes]; e)

Article 4 Paragraph 7 [Deletion of the Amtsblatt zur

Wiener Zeitung [official gazette]]; f) Article 4

Paragraph 8 [obsolete thus deletion]; g) Article 10

Paragraph 2 [Limitation on at most 10 elected Members

 of the Supervisory Board]; h)Article 13 Paragraph 2

[Change in the preconditions of the quorum of the

Supervisory Board]; i) Article 15 Paragraph 2 lit, a

and lit, i [Adjustment of the citation of the

relevant law]; j) Article 15 Paragraph 2 lit, m

[Supplement of the deals needing approval according

to Section 95 Paragraph 5Z13 Stock Corporation Act];

k) Article 17 and Article 18 [Change of the

provisions regarding the convocation of and the right

 to participate in a general meeting according to the

 Stock Corporation Changing Act 2009]; l) Article 19

Paragraph 1 [Deletion of the words in proportion]; m)

 Article 21 Paragraph 1 [Change regarding advisory

PROPOSAL #9: Election of the Auditor of the financial        ISSUER            YES             FOR                  FOR

 statements of the Company and the Auditor of the

consolidated financial statements for the FY 2011

PROPOSAL #10: Elections to the Supervisory Board                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VINCI SA, RUEIL MALMAISON

  TICKER:                  N/A                 CUSIP:   F5879X108

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

FY 2009

PROPOSAL #O.2: Approve the Company's accounts for FY         ISSUER            YES             FOR                  FOR

2009

PROPOSAL #O.3: Approve the allocation of the                       ISSUER            YES             FOR                  FOR

Company's result for FY 2009

PROPOSAL #O.4: Approve the Scrip dividend payment              ISSUER            YES             FOR                  FOR

option

PROPOSAL #O.5: Approve to renew Mr. Dominique                     ISSUER            YES             FOR                  FOR

Ferrero's appointment as a Director

PROPOSAL #O.6: Approve to renew Mr. Xavier Huillard's        ISSUER            YES             FOR                  FOR

 appointment as a Director

PROPOSAL #O.7: Approve to renew Mr. Henri Saint                 ISSUER            YES             FOR                  FOR

Olive's appointment as a Director

PROPOSAL #O.8: Approve to renew Mr. Yves-Thibault de         ISSUER            YES             FOR                  FOR

Silguy's appointment as a Director

PROPOSAL #O.9: Approve the nomination of Qatari Diar         ISSUER            YES             FOR                  FOR

Real Estate Investment Company as a Director

PROPOSAL #O.10: Approve the Directors' attendance fees      ISSUER            YES             FOR                  FOR

PROPOSAL #O.11: Approve to renew the delegation of            ISSUER            YES             FOR                  FOR

powers to the Board of Directors in order for the

Company to purchase its own shares

PROPOSAL #O.12: Approve the agreements entered into          ISSUER            YES             FOR                  FOR

by Vinci for the transfer to Vinci Concession of the

agreements tied to the holding in Aegean Motorway SA

PROPOSAL #O.13: Approve the agreements entered into          ISSUER            YES             FOR                  FOR

by Vinci for the transfer to Vinci Concession of the

agreements tied to the holding in Olympia Odos and

Olympia Odos Operation

PROPOSAL #O.14: Approve theh amendment to the                     ISSUER            YES             FOR                  FOR

agreement entered into by the shareholders of Arcour,

 the prime contractor for the A19 motorway

PROPOSAL #O.15: Approve the agreements entered into          ISSUER            YES             FOR                  FOR

by Vinci for the financing of the concession for the

A-Modell A5 motorway section running between Malsch

and Offenburg in Germany

PROPOSAL #O.16: Approve the agreement for a                        ISSUER            YES             FOR                  FOR

contribution by Vinci to Vinci Concessions for its

holding in ASF

PROPOSAL #O.17: Approve the agreement by the Company         ISSUER            YES             FOR                  FOR

with Mr. Xavier Huillard for a top-up pension

PROPOSAL #O.18: Approve the agreement by the Company         ISSUER            YES         AGAINST           AGAINST

with Mr. Xavier Huillard for compensation for ending

his term of office

PROPOSAL #O.19: Approve the Service Level Agreement          ISSUER            YES         AGAINST           AGAINST

entered into by Vinci and YTS Europaconsultants

PROPOSAL #E.20: Approve the renewal of the                          ISSUER            YES             FOR                  FOR

authorization given to the Board of Directors in

order to reduce the authorized capital by canceling

Vinci shares held by the Company

PROPOSAL #E.21: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of authorizing the issue by one or more

of the Company's subsidiaries of transferable

securities giving access to the Company's authorized

capital and to issue ordinary shares in the Company

PROPOSAL #E.22: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of making capital increases reserved for

employees of the Company and the Vinci Group's

subsidiary Companies under Personal Equity Plans

PROPOSAL #E.23: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the purpose of making capital increases reserved for

financial institutions or companies set up

specifically in order to implement a personal equity

plan for employees of certain foreign subsidiaries,

similar to the Group's French and Foreign Corporate

Personal Equity Plans currently in force

PROPOSAL #E.24: Amend Article 17 of the Articles of          ISSUER            YES             FOR                  FOR

Association Shareholders' Meetings

PROPOSAL #E.25: Grant powers for the required                     ISSUER            YES             FOR                  FOR

formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIRGIN MEDIA INC

  TICKER:                  VMED               CUSIP:   92769L101

  MEETING DATE:      6/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHARLES L. ALLEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREW J. COLE                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GORDON D. MCCALLUM                              ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT BY THE AUDIT         ISSUER            YES             FOR                  FOR

COMMITTEE OF ERNST & YOUNG LLP AS INDEPENDENT

AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #03: TO APPROVE THE VIRGIN MEDIA INC. 2010          ISSUER            YES             FOR                  FOR

STOCK INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VISA INC.

  TICKER:                  V                     CUSIP:   92826C839

  MEETING DATE:      1/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: ROBERT W. MATSCHULLAT                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CATHY E. MINEHAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID J. PANG                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM S. SHANAHAN                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN A. SWAINSON                                  ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF KPMG LLP          ISSUER            YES             FOR                  FOR

AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVENDI, PARIS

  TICKER:                  N/A                 CUSIP:   F97982106

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual reports and accounts         ISSUER            YES             FOR                  FOR

for FY 2009

PROPOSAL #2: Approve the consolidated reports and              ISSUER            YES             FOR                  FOR

accounts for FY 2009

PROPOSAL #3: Approve the allocation of the result for        ISSUER            YES             FOR                  FOR

 FY 2009, setting of the dividend and its date for

payment

PROPOSAL #4: Approve the special report by the                   ISSUER            YES             FOR                  FOR

Statutory Auditors concerning regulated agreements

and commitments

PROPOSAL #5: Appointment of Mme Dominique Heriard              ISSUER            YES             FOR                  FOR

Dubreuil as a Member of the Supervisory

PROPOSAL #6: Appointment of Mme Aliza Jabes as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #7: Appointment of Mme Jacqueline Tammenoms         ISSUER            YES             FOR                  FOR

Baker as a Member of the Supervisory

PROPOSAL #8: Appointment of M. Daniel Camus as a                ISSUER            YES             FOR                  FOR

Member of the Supervisory Board

PROPOSAL #9: Authorize the Board of Directors in                ISSUER            YES             FOR                  FOR

order that the Company might buy its own shares

PROPOSAL #10: Grant the powers for accomplishment of         ISSUER            YES             FOR                  FOR

the formalities

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVO PARTICIPACOES SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P9810G116

  MEETING DATE:      7/27/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Approve to consider and decide                       ISSUER             NO              N/A                  N/A

concerning the terms and conditions of the draft

protocol for the takeover of shares and justification

 instrument signed by the administrations of Telemig

Celular Participacoes S.A. TCP and of the Company,

for the purpose of the takeover of shares of TCP by

the Company for the conversion of TCP into a full

subsidiary of the Company, as described in the

material facts

PROPOSAL #B.: Ratify the appointment by the                        ISSUER             NO              N/A                  N/A

administrators of the Company and of TCP of [I] the

specialized Company Citigroup Global Markets

Incorporations, with Corporate Taxpayer Id CNPJ

Number 05.986.949.0001.48 Citi, to evaluate the net

assets of the Company and of vivo part, based on

their respective economic value, [II] of the

specialized company Plan consult Planejamento e

Consultoria Ltda., with Corporate Taxpayer Id CNPJ

Number 51.163.748.0001.23 Planconsult to [a] carry

out the evaluation of the assets of TCP and of the

Company at market values, and [B] To evaluate the

shares in TCP for the purposes of setting the

increase in the capital of the Company, [C] and of

the Independent Evaluation Company Ernst and Young

Auditors Independents Ernst and Young for the

evaluation of the net assets of TCP and of the

Company based on their respective book values

PROPOSAL #C.: Approve to decide concerning the                   ISSUER            YES             FOR                  FOR

evaluation reports mentioned in item B above and

consequently the increase in share capital as a

result of the takeover of shares, in accordance with

the takeover protocol, with the amendment of the

wording of Article 5 of the Corporate Bylaws of the

PROPOSAL #D.: Approve to decide concerning the                   ISSUER            YES             FOR                  FOR

proportion for the substitution of the shares in TCP

for new shares in the Company to be issued, with the

conversion of TCP into a full subsidiary of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVO PARTICIPACOES SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P9810G116

  MEETING DATE:      11/13/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.: Approve the protocol of merger and                ISSUER            YES             FOR                  FOR

instrument of justification of Telemig Celular

Participacoes S.A. into Vivo Participacoes S.A.

Protocol, signed between the Management of the

Company and of Telemig Celular Participacoes S.A.,

having as its purpose the merger of Telemig Celular

Participacoes S.A. into the Company

PROPOSAL #B.: Approve to take cognizance of and                 ISSUER            YES             FOR                  FOR

ratify the appointment made by the Managers of the

Company and of Telemig Celular Participacoes S.A. ,

of the Independent Valuation Company Ernst & Young

Auditores Independentes SS, responsible for the

preparation of the book valuation report for the

assets of Telemig Celular Participacoes S.A. that are

 to be transferred to the Company

PROPOSAL #C.: Approve the valuation report referred          ISSUER            YES             FOR                  FOR

to in Resolution B above

PROPOSAL #D.: Approve the merger of Telemig Celular          ISSUER            YES             FOR                  FOR

Participacoes S.A. into the Company and its

implementation

PROPOSAL #E.: Approve the creation of the new                     ISSUER            YES             FOR                  FOR

position of Vice President for resources, and the

consequent amendment of the wording of the main part

of Article 20 and the inclusion of line at VII in

Article 23 of the Corporate Bylaws of the Company

PROPOSAL #F.: Approve to consolidate the Corporate            ISSUER            YES             FOR                  FOR

Bylaws of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVO PARTICIPACOES SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P9810G116

  MEETING DATE:      11/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve to change the Corporate purpose        ISSUER            YES             FOR                  FOR

 of the Company

PROPOSAL #2.: Approve to consolidate the Corporate            ISSUER            YES             FOR                  FOR

By-laws

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVO PARTICIPACOES SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P9810G116

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Receive the Administrators accounts, to         ISSUER             NO              N/A                  N/A

examine, discuss and vote on the administrations

report, the financial statements and the accounting

statements accompanied by the Independent Auditors

Report regarding the FYE on 31 DEC 2009

PROPOSAL #II: Approve the Capital Budget for the year        ISSUER             NO              N/A                  N/A

 2010

PROPOSAL #III: Approve to decide on the allocation of        ISSUER             NO              N/A                  N/A

 the net profits from the FY 2009

PROPOSAL #IV: Election of the Members of the Finance         ISSUER            YES             FOR                  FOR

Committee, and their respective substitutes

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VIVO PARTICIPACOES SA, SAO PAULO

  TICKER:                  N/A                 CUSIP:   P9810G116

  MEETING DATE:      4/16/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To set the global remuneration of the          ISSUER             NO              N/A                  N/A

Company Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VODACOM GROUP LIMITED, SOUTH AFRICA

  TICKER:                  N/A                 CUSIP:   S9453B108

  MEETING DATE:      7/31/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the annual financial statements        ISSUER            YES             FOR                  FOR

 for the YE 31 MAR 2009

PROPOSAL #2.1: Re-elect M.P. Moyo as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the provisions of the

Company's Articles of Association

PROPOSAL #2.2: Re-elect P.J. Uys as a Director, who          ISSUER            YES             FOR                  FOR

retires by rotation at this AGM in accordance with

the provisions of the Company's Articles of

PROPOSAL #2.3: Re-elect Mesdames P. Malabie as a                ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

provisions of the Company's Articles of Association

PROPOSAL #2.4: Re-elect T.A. Boardman as a Director,         ISSUER            YES             FOR                  FOR

who retires in accordance with the provisions of the

Company's Articles of Association

PROPOSAL #2.5: Re-elect M. Lundal as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the provisions of the

Company's Articles of Association

PROPOSAL #2.6: Re-elect M. Joseph as a Director, who         ISSUER            YES             FOR                  FOR

retires in accordance with the provisions of the

Company's Articles of Association

PROPOSAL #2.7: Re-elect J.C.G. Maclaurin as a                     ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

provisions of the Company's Articles of Association

PROPOSAL #2.8: Re-elect T.M. Mokgosi-Mwantembe as a          ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

provisions of the Company's Articles of Association

PROPOSAL #2.9: Re-elect R.A.W. Schellekens as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

provisions of the Company's Articles of Association

PROPOSAL #3.: Re-appoint Deloitte and Touche, as                ISSUER            YES             FOR                  FOR

nominated by Company's Audit Committee, as the

Independent Auditors of the Company, to hold office

until the conclusion of the next AGM of the Company,

it is noted that the individual registered Auditor

who will undertake the Audit during the FYE 31 MAR

2010 is Mr. P.J. Smith

PROPOSAL #4.: Ratify the specified level of annual            ISSUER            YES             FOR                  FOR

fees currently earned by Non-Executive Directors,

which fees were agreed when the Company was a private

 Company; the annual fee payable to the Chairman of

the Board is inclusive of any Committee fees; no fees

 are payable for any special meetings that could be

PROPOSAL #S.5: Authorize the Directors of the Company        ISSUER            YES             FOR                  FOR

 to approve the purchase by the Company, or by any of

 its Subsidiaries, of the Company's ordinary shares

subject to the provisions of the Companies Act, 1973,

 as amended, and the Listings Requirements of JSE

Limited [JSE] provided that: any general purchase by

the Company and/or any of its subsidiaries of the

Company's ordinary shares in issue shall not in

aggregate in any 1 FY exceed 20% of the Company's

issued ordinary share capital at the time that the

authority is granted; no acquisition may be made at a

 price more than 10% above the weighted average of

the marked value of the ordinary shares for the 5

business days immediately preceding the date of such

acquisition; the repurchase of the ordinary shares

are effected through the order book operated by the

JSE trading system and done without any prior

understanding or arrangement between the Company and

the counter party [reported trades are prohibited];

the Company may only appoint one agent at any point

in time to effect any repurchase(s) on the Company's

behalf; the Company or its subsidiary may not

repurchase ordinary shares during a prohibited

period; the general authority may be varied or

revoked or revoked by Special Resolution of the

Members prior to the next AGM of the Company; and

should the Company or any subsidiary cumulatively

repurchase, redeem or cancel 3% of the initial number

 of the Company's ordinary shares in terms of this

general authority and for each 3% in aggregate of the

 initial number of that class acquired thereafter in

terms of this general authority, and announcement

shall be made in terms of the Listings Requirements

of the JSE; [Authority expires the earlier of the

conclusion of the next AGM of the Company or 15

months from the date of this resolution]

PROPOSAL #6.: Adopt the Vodacom Group Forfeiture                ISSUER            YES             FOR                  FOR

Share Plan, as specified and authorize the Directors

to take all steps necessary to implement the

Forfeiture Share Plan

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VODACOM GROUP LIMITED, SOUTH AFRICA

  TICKER:                  N/A                 CUSIP:   S9453B108

  MEETING DATE:      3/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Company, through its              ISSUER            YES             FOR                  FOR

wholly-owned subsidiary, Wheatfields Investments 276

 Proprietary  Limited, in terms of the Section 89 of

the Companies Act, the listings requirements of the

JSE Limited and Article 13 of the Company's Articles

of Association, to acquire, at a price of ZAR 56.61

per share: pursuant to the odd-lot offer, details as

specified, the shares of those shareholders  odd-lot

holders  holding less than 100 shares in the company

 odd-lot holdings  who elect pursuant to the odd-lot

offer to sell their odd-lot holdings or who do not

make an election to retain their odd-lot holdings;

and pursuant to a specific offer the shares of those

shareholders specific holders  holding from 100 to

500 shares  specific holdings  who elect pursuant to

the specific offer to sell their specific holdings;

and the shares acquired will be held as treasury

PROPOSAL #O.1: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, subject to the passing and registration of

Special Resolution Number 1, as required in terms of

Article 49 of the Articles of Association of the

Company, to make and implement an odd-lot offer to

shareholders holdings less than 100 shares in the

Company as at the close of business of Friday 26 MAR

2010, according to the specified terms and conditions

 of the odd-lot offer and which has been approved by

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VODAFONE GROUP PLC, NEWBURY BERKSHIRE

  TICKER:                  N/A                 CUSIP:   G93882135

  MEETING DATE:      7/28/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the Company's accounts and the         ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditors for the YE

31 MAR 2009

PROPOSAL #2.: Re-elect Sir John Bond as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Re-elect Mr. John Buchanan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Re-elect Mr. Vittorio Colao as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #5.: Elect Mr. Michel Combes as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Andy Halford as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect Mr. Alan Jebson as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. Samuel Jonah as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect Mr. Nick Land as a Director             ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Re-elect Ms. Anne Lauvergeon as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #11.: Re-elect Mr. Simon Murray as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #12.: Elect Mr. Stephen Pusey as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #13.: Re-elect Mr. Luc Vandevelde as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #14.: Re-elect Mr. Anthony Watson as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #15.: Re-elect Mr. Phllip Yea as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Approve a final dividend of 5.20 per          ISSUER            YES             FOR                  FOR

ordinary share

PROPOSAL #17.: Approve the remuneration report                    ISSUER            YES             FOR                  FOR

PROPOSAL #18.: Re-appoint Deloitte LLP as the Auditors      ISSUER            YES             FOR                  FOR

PROPOSAL #19.: Authorize the Audit Committee to                 ISSUER            YES             FOR                  FOR

determine the remuneration of the Auditors

PROPOSAL #20.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares under Article 16.2 of the Company's Article of

 Association

PROPOSAL #S.21: Authorize the Directors to dis-apply         ISSUER            YES             FOR                  FOR

pre-emption rights under Article 16.3 of the

Company's Article of Association

PROPOSAL #S.22: Authorize the Company's purchase of          ISSUER            YES             FOR                  FOR

its own shares [Section 166, Companies Act 1985]

PROPOSAL #S.23: Approve new Articles of Association           ISSUER            YES             FOR                  FOR

PROPOSAL #S.24: Grant authority to call the general          ISSUER            YES             FOR                  FOR

meeting other than an AGM on not less than 14 clear

days' notice

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOESTALPINE AG

  TICKER:                  N/A                 CUSIP:   A9101Y103

  MEETING DATE:      7/1/2009                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the annual statement of                     ISSUER             NO              N/A                  N/A

accounts including report of the Supervisory Board

PROPOSAL #2.: Approve the appropriation of net profits      ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Grant discharge to the Board of Director      ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Grant discharge to the Supervisory Board      ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Elect the Auditor and the group Auditor        ISSUER             NO              N/A                  N/A

PROPOSAL #6.: Approve the alteration of the Articles         ISSUER             NO              N/A                  N/A

paragraph 9

PROPOSAL #7.: Approve the new election of the                     ISSUER             NO              N/A                  N/A

Supervisory Board

PROPOSAL #8.A: Authorize the Board of Director                   ISSUER             NO              N/A                  N/A

according to paragraph.4.2 of the Articles

PROPOSAL #8.B: Authorize the Board of Director to              ISSUER             NO              N/A                  N/A

increase the equity capital of the Company by up to

EUR 152,521,231.38 by issuing up to 83,949,516 new

common bearer shares in 1 or more tranches during a

period until 30 JUN 2014 and to decide upon terms of

issuance with the consent of the Supervisory Board

Supervisory Board shall be empowered to decide upon

alterations of the Articles resulting from this

increase

PROPOSAL #8.C: Approve the respective alteration of          ISSUER             NO              N/A                  N/A

the Articles paragraph.4.2

PROPOSAL #9.: Authorize the Board of Director to                ISSUER             NO              N/A                  N/A

issue convertible bonds, participating bonds or

jouissance rights with the consent of the Supervisory

 Board during a period of 5 years starting the day of

 approval up to a maximum total face value of EUR

1,000,000,000 which grant subscription or conversion

rights for up to 80,000,000 shares of the Company in

1 or more tranches and to decide upon terms of

issuance with the consent of the Supervisory Board

PROPOSAL #10.A: Approve the conditional increase of          ISSUER             NO              N/A                  N/A

the equity capital of the Company by up to EUR

145,345,668.35 by issuing up to 80,000,000 new common

 bearer shares to serve rights deriving from

securities specified under item 9 Supervisory Board

shall be empowered to decide upon alterations of the

articles resulting from this issuance

PROPOSAL #10.B: Approve the respective alteration of         ISSUER             NO              N/A                  N/A

the Articles paragraph 4

PROPOSAL #11.: Approve the alteration of the Articles        ISSUER             NO              N/A                  N/A

 paragraph 26

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523103

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Creation of Authorized Capital and                ISSUER             NO              N/A                  N/A

corresponding amendment to the Articles of Association

PROPOSAL #2.: Creation of rights of appointment and          ISSUER             NO              N/A                  N/A

corresponding amendment to the Articles of Association

PROPOSAL #3.: Arrangements governing qualified                   ISSUER             NO              N/A                  N/A

majorities at the General Meeting and corresponding

amendment to the Articles of Association

PROPOSAL #4.1.: Election of members of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Hans Michel Pi ch

PROPOSAL #4.2.: Election of members of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Ferdinand Oliver Porsche

PROPOSAL #5.: Amendments to the Articles of                        ISSUER             NO              N/A                  N/A

Association to reflect the Gesetz zur Umsetzung der

Aktionaersrechterichtlinie (ARUG - German Act

Implementing the Shareholder Rights Directive)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523103

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the management report and the

Group management report for the year ended December

31, 2009, together with the Report by the Supervisory

 Board on fiscal year 2009 as well as the explanatory

 report by the Board of Management on the

informations in accordance with sections 289(4) and

315(4) of the Handelsgesetzbuch (HGB – German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER             NO              N/A                  N/A

net profit of Volkswagen Aktiengesellschaft

PROPOSAL #3.: Resolution on formal approval of the            ISSUER             NO              N/A                  N/A

actions of the members of the Board of Management for

 fiscal year 2009

PROPOSAL #4.: Resolution on formal approval of the            ISSUER             NO              N/A                  N/A

actions of the members of the Supervisory Board for

fiscal year 2009

PROPOSAL #5.1: Election of a member of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Mr J rg Bode

PROPOSAL #5.2: Election of a member of the                          ISSUER             NO              N/A                  N/A

Supervisory Board: Dr. Hussain Ali Al Abdulla

PROPOSAL #6.: Resolution on the authorization to                ISSUER             NO              N/A                  N/A

issue bonds with warrants and/or convertible bonds,

the creation of contingent capital and the

corresponding amendment to the Articles of Association

PROPOSAL #7.: Resolution on the approval of the                 ISSUER             NO              N/A                  N/A

system for the remuneration of the members of the

Board of Management

PROPOSAL #8.: Resolution on the approval of                        ISSUER             NO              N/A                  N/A

intercompany agreements

PROPOSAL #9.: Election of the auditors and Group                ISSUER             NO              N/A                  N/A

auditors for fiscal year 2010 as well as of the

auditors to review the condensed consolidated

financial statements and interim management report

for the first six months of 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523103

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approval of the resolution authorizing         ISSUER            YES             FOR                  FOR

the Board of Management to issue bonds with warrants

and/or convertible bonds and to create contingent

capital to grant options and/or conversion rights to

subscribe for non-voting preferred shares in

accordance with item 6 of the agenda for the Annual

General Meeting on April 22, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523145

  MEETING DATE:      12/3/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Creation of Authorized Capital and                ISSUER            YES         AGAINST           AGAINST

corresponding amendment to the Articles of Association

PROPOSAL #2.: Creation of rights of appointment and          ISSUER            YES         AGAINST           AGAINST

corresponding amendment to the Articles of Association

PROPOSAL #3.: Arrangements governing qualified                   ISSUER            YES         AGAINST           AGAINST

majorities at the General Meeting and corresponding

amendment to the Articles of Association

PROPOSAL #4.1.: Election of members of the                          ISSUER            YES         AGAINST           AGAINST

Supervisory Board: Dr. Hans Michel Pi ch

PROPOSAL #4.2.: Election of members of the                          ISSUER            YES         AGAINST           AGAINST

Supervisory Board: Dr. Ferdinand Oliver Porsche

PROPOSAL #5.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association to reflect the Gesetz zur Umsetzung der

Aktionaersrechterichtlinie (ARUG - German Act

Implementing the Shareholder Rights Directive)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLKSWAGEN AG, WOLFSBURG

  TICKER:                  N/A                 CUSIP:   D94523145

  MEETING DATE:      4/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the adopted annual                ISSUER             NO              N/A                  N/A

financial statements, the approved consolidated

financial statements, the management report and the

Group management report for the year ended December

31, 2009, together with the Report by the Supervisory

 Board on fiscal year 2009 as well as the explanatory

 report by the Board of Management on the

informations in accordance with sections 289(4) and

315(4) of the Handelsgesetzbuch (HGB – German

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

net profit of Volkswagen Aktiengesellschaft

PROPOSAL #3.: Resolution on formal approval of the            ISSUER            YES             FOR                  FOR

actions of the members of the Board of Management for

 fiscal year 2009

PROPOSAL #4.: Resolution on formal approval of the            ISSUER            YES             FOR                  FOR

actions of the members of the Supervisory Board for

fiscal year 2009

PROPOSAL #5.1: Election of a member of the                          ISSUER            YES             FOR                  FOR

Supervisory Board: Mr J rg Bode

PROPOSAL #5.2: Election of a member of the                          ISSUER            YES             FOR                  FOR

Supervisory Board: Dr. Hussain Ali Al Abdulla

PROPOSAL #6.: Resolution on the authorization to                ISSUER            YES             FOR                  FOR

issue bonds with warrants and/or convertible bonds,

the creation of contingent capital and the

corresponding amendment to the Articles of Association

PROPOSAL #7.: Resolution on the approval of the                 ISSUER            YES         AGAINST           AGAINST

system for the remuneration of the members of the

Board of Management

PROPOSAL #8.: Resolution on the approval of                        ISSUER            YES             FOR                  FOR

intercompany agreements

PROPOSAL #9.: Election of the auditors and Group                ISSUER            YES             FOR                  FOR

auditors for fiscal year 2010 as well as of the

auditors to review the condensed consolidated

financial statements and interim management report

for the first six months of 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLVO AKTIEBOLAGET

  TICKER:                  N/A                 CUSIP:   928856202

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Sven Unger as the Chairman          ISSUER             NO              N/A                  N/A

of the meeting

PROPOSAL #3: Verification of the voting list                       ISSUER             NO              N/A                  N/A

PROPOSAL #4: Approval of the agenda                                       ISSUER             NO              N/A                  N/A

PROPOSAL #5: Election of the minutes-checkers and              ISSUER             NO              N/A                  N/A

vote controllers

PROPOSAL #6: Determination whether the meeting has            ISSUER             NO              N/A                  N/A

been duly convened

PROPOSAL #7: Presentation of the work of the Board            ISSUER             NO              N/A                  N/A

and Board Committees

PROPOSAL #8: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors' report as well as the consolidated

accounts and the Auditors' report on the consolidated

 accounts; in connection therewith, the President's

account of the operations

PROPOSAL #9: Adopt the income statement and balance          ISSUER            YES             FOR                  FOR

sheet and the consolidated income statement and the

consolidated balance sheet

PROPOSAL #10: Approve that no dividends shall paid,          ISSUER            YES             FOR                  FOR

but that all retained earnings at the Annual General

Meeting's disposal shall be carried forward

PROPOSAL #11: Grand discharge the liability of the            ISSUER            YES             FOR                  FOR

members of the Board and the President

PROPOSAL #12: Approve to determine the number of                ISSUER            YES             FOR                  FOR

members of the Board at nine and no deputy members of

 the Board

PROPOSAL #14: Approve the fees based on invoices for         ISSUER            YES             FOR                  FOR

the Audit of the annual accounts, the consolidated

accounts, the accounting records and the

administration of the Board of Directors and the

President

PROPOSAL #13: Approve that the individuals fees shall        ISSUER            YES             FOR                  FOR

 remain on the same level as during 2009; and the

Chairman of the Board is awarded SEK 1,500,000 and

each of the other members SEK 500,000 with the

exception of the President; and the Chairman of the

Audit Committee is awarded SEK 250,000 and the other

two members in the Audit Committee SEK 125,000 each

and the members of the remuneration committee SEK

75,000 each

PROPOSAL #15: Re-elect Messrs. Peter Bijur, Jean-               ISSUER            YES             FOR                  FOR

Baptiste Duzan,, Leif Johansson, Anders Nyren, Louis

Schweitzer, Ravi Venkatesan, Lars Westerberg and Ying

 Yeh as the Board of Directors and election of Hanne

De Mora as a Board of Director; Election of Louis

Schweitzer as the Chairman of the Board

PROPOSAL #16: Election of the Registered accounting          ISSUER            YES             FOR                  FOR

Firm, PricewaterhouseCoopers AB, as the

PROPOSAL #17: Election of Messrs. Thierry Moulonguet,        ISSUER            YES             FOR                  FOR

 representing Renault S.A.S, Carl-Olof

PROPOSAL #18: Adopt the Remuneration Policy for                 ISSUER            YES             FOR                  FOR

Senior Executives as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VOLVO AKTIEBOLAGET

  TICKER:                  N/A                 CUSIP:   928856301

  MEETING DATE:      4/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the meeting                                       ISSUER             NO              N/A                  N/A

PROPOSAL #2: Election of Sven Unger, Attorney at law,        ISSUER            YES             FOR                  FOR

 as the Chairman of the meeting

PROPOSAL #3: Approve the verification of the voting          ISSUER            YES             FOR                  FOR

list

PROPOSAL #4: Approve the agenda                                              ISSUER            YES             FOR                  FOR

PROPOSAL #5: Elect the minutes-checkers and vote                ISSUER            YES             FOR                  FOR

controllers

PROPOSAL #6: Approve to determine whether the meeting        ISSUER            YES             FOR                  FOR

 has been duly convened

PROPOSAL #7: Presentation of the work of the Board            ISSUER             NO              N/A                  N/A

and Board Committees

PROPOSAL #8: Presentation of the annual report and            ISSUER             NO              N/A                  N/A

the Auditors' report as well as the consolidated

accounts and the Auditors' report on the consolidated

 accounts, in connection therewith, the President's

account of the operations

PROPOSAL #9: Adopt the income statement and balance          ISSUER            YES             FOR                  FOR

sheet and the consolidated income statement and

consolidated Balance sheet

PROPOSAL #10: Approve that no dividends shall be                ISSUER            YES             FOR                  FOR

paid, but that all retained earnings at the AGM'

disposal shall be carried forward

PROPOSAL #11: Grand discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board and the President from liability

PROPOSAL #12: Approve to determine the number of                ISSUER            YES             FOR                  FOR

Members at 9 and no Deputy Members of the Board of

Directors to be elected by the meeting

PROPOSAL #13: Approve that the individual fees shall         ISSUER            YES             FOR                  FOR

remain on the same level as during 2009, the election

 committee accordingly proposes that the Chairman of

the Board is awarded SEK 1,500,000 and each of the

other Members SEK 500,000 with the exception of the

President, it is further proposed that the Chairman

of the Audit Committee is awarded SEK 250,000 and the

 other two Members in the Audit Committee SEK 125,000

 each and the Members of the Remuneration Committee

SEK 75,000 each

PROPOSAL #14: Approve that the fees based on invoices        ISSUER            YES             FOR                  FOR

 for the Audit of the annual accounts, the

consolidated accounts, the accounting records and the

 administration of the Board of Directors and the

President

PROPOSAL #15: Re-election of Peter Bijur, Jean-                  ISSUER            YES             FOR                  FOR

Baptiste Duzan, Leif Johansson, Anders Nyren, Louis

Schweitzer, Ravi Venkatesan, Lars Westerberg and Ying

 Yeh as the Members of the Board and elect Hanne de

Mora as a new Member; election of Louis Schweitzer as

 the Chairman of the Board

PROPOSAL #16: Election of PricewaterhouseCoopers AB,         ISSUER            YES             FOR                  FOR

as the Auditors for a period of four

PROPOSAL #17: Approve that Thierry Moulonguet,                   ISSUER            YES             FOR                  FOR

representing Renault s.a.s., Carl-Olof By,

representing AB Industrivarden, Hakan Sandberg,

representing Svenska Handelsbanken, SHB Pension Fund,

 SHB Employee Fund, SHB Pensionskassa and Oktogonen,

Lars Forberg, representing Violet Partners LP, and

the Chairman of the Board of Directors are elected

Members of the Election Committee and that no fees

shall be paid to the Members of the Election Committee

PROPOSAL #18: Adopt the Remuneration Policy for                 ISSUER            YES             FOR                  FOR

Senior Executives, as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VORNADO REALTY TRUST

  TICKER:                  VNO                 CUSIP:   929042109

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CANDACE K. BEINECKE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT P. KOGOD                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID MANDELBAUM                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RICHARD R. WEST                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: APPROVAL OF THE 2010 OMNIBUS SHARE PLAN.      ISSUER            YES             FOR                  FOR

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING MAJORITY   SHAREHOLDER        YES             FOR               AGAINST

 VOTING FOR TRUSTEES.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING THE           SHAREHOLDER        YES         AGAINST               FOR

APPOINTMENT OF AN INDEPENDENT CHAIRMAN.

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES             FOR               AGAINST

ESTABLISHING ONE CLASS OF TRUSTEES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  VULCAN MATERIALS COMPANY

  TICKER:                  VMC                 CUSIP:   929160109

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DOUGLAS J. MCGREGOR                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: VINCENT J. TROSINO                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PHILIP J. CARROLL, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES V. NAPIER                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFY APPOINTMENT OF DELOITTE & TOUCHE         ISSUER            YES             FOR                  FOR

LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR 2010

PROPOSAL #3: SHAREHOLDER PROPOSAL                                      SHAREHOLDER        YES         AGAINST               FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  W. R. BERKLEY CORPORATION

  TICKER:                  WRB                 CUSIP:   084423102

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: W. ROBERT BERKLEY, JR.                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RONALD E. BLAYLOCK                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK E. BROCKBANK                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARY C. FARRELL                                    ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO RATIFY THE APPOINTMENT OF KPMG LLP AS        ISSUER            YES             FOR                  FOR

 THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR W. R. BERKLEY CORPORATION FOR THE FISCAL YEAR

ENDING DECEMBER 31, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  W.W. GRAINGER, INC.

  TICKER:                  GWW                 CUSIP:   384802104

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: BRIAN P. ANDERSON                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILBUR H. GANTZ                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: V. ANN HAILEY                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM K. HALL                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STUART L. LEVENICK                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN W. MCCARTER, JR.                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NEIL S. NOVICH                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. ROBERTS                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GARY L. ROGERS                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES T. RYAN                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E. SCOTT SANTI                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES D. SLAVIK                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR THE YEAR

 ENDING DECEMBER 31, 2010.

PROPOSAL #03: PROPOSAL TO APPROVE THE 2010 INCENTIVE         ISSUER            YES             FOR                  FOR

PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WACKER CHEMIE AG, MUENCHEN

  TICKER:                  N/A                 CUSIP:   D9540Z106

  MEETING DATE:      5/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Presentation of the financial                        ISSUER             NO              N/A                  N/A

statements and annual report for the 2009 financial

year with the report of the Supervisory Board, the

group financial statements, the group annual report,

and the reports pursuant to sections 289(4) and

315(4) of the German Commercial Code

PROPOSAL #2.: Resolution on the appropriation of the         ISSUER            YES             FOR                  FOR

distributable profit of EUR 533,408,890.31 as

follows: payment of a dividend of EUR 1.20 per no-par

 share EUR 473,795,310.71 shall be carried forward

ex-dividend date: 24 MAY 2010 payable on: 25 MAY 2010

PROPOSAL #3.: Ratification of the Acts of the Board          ISSUER            YES             FOR                  FOR

of Managing Directors

PROPOSAL #4.: Ratification of the Acts of the                     ISSUER            YES             FOR                  FOR

Supervisory Board

PROPOSAL #5.: Appointment of Auditors for the 2010            ISSUER            YES             FOR                  FOR

financial year: KPMG AG, Munich

PROPOSAL #6.: Authorization to acquire own shares the        ISSUER            YES             FOR                  FOR

 company shall be authorized to acquire own shares of

 up to 10%, of its share capital, at prices not

deviating more than 10%, from the market price of the

 shares, on or before 20 MAY 2015; the Board of

Managing Directors shall be authorized to dispose of

the shares in a manner other than the stock exchange

or an offer to all shareholders if the shares are

sold at a price not materially below their market

price, to use the shares for acquisition purposes,

and to retire the shares

PROPOSAL #7.: Amendments to the Articles of                        ISSUER            YES             FOR                  FOR

Association in accordance with the law on the

implementation of the shareholder rights directive

(ARUG) Section 13(2), in respect of the shareholders;

 meeting being convened at least 30 days prior to the

 meeting; the day of the convocation and the day of

the shareholders; meeting not being included in the

calculation of the 30 day period Section 14(1), in

respect of shareholders being entitled to participate

 in and vote at the shareholders; meeting if they

register with the Company by the sixth day prior to

the meeting Section 14(2), in respect of shareholders

 being obliged to provide evidence of their

shareholding as per the statutory record date Section

 14(3), deletion Section 14(4), in respect of proxy-

voting instructions being issued in written form

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WACOAL HOLDINGS CORP.

  TICKER:                  N/A                 CUSIP:   J94632114

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3: Approve Payment of Bonuses to Directors         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WALGREEN CO.

  TICKER:                  WAG                 CUSIP:   931422109

  MEETING DATE:      1/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEVEN A. DAVIS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM C. FOOTE                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARK P. FRISSORA                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALAN G. MCNALLY                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: NANCY M. SCHLICHTING                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID Y. SCHWARTZ                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALEJANDRO SILVA                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES A. SKINNER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GREGORY D. WASSON                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY THE APPOINTMENT OF DELOITTE &            ISSUER            YES             FOR                  FOR

TOUCHE LLP AS WALGREEN CO.'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM.

PROPOSAL #03: AMEND AND RESTATE THE WALGREEN CO.                ISSUER            YES             FOR                  FOR

EXECUTIVE STOCK OPTION PLAN.

PROPOSAL #04: SHAREHOLDER PROPOSAL ON A POLICY TO          SHAREHOLDER        YES             FOR               AGAINST

CHANGE EACH VOTING REQUIREMENT IN WALGREEN CO.'S

CHARTER AND BY-LAWS TO SIMPLE MAJORITY VOTE.

PROPOSAL #05: SHAREHOLDER PROPOSAL ON A POLICY THAT A   SHAREHOLDER        YES         AGAINST               FOR

 SIGNIFICANT PORTION OF FUTURE STOCK OPTION GRANTS TO

 SENIOR EXECUTIVES SHOULD BE PERFORMANCE-BASED.

PROPOSAL #06: SHAREHOLDER PROPOSAL ON A WRITTEN             SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORT ON CHARITABLE DONATIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WAL-MART DE MEXICO SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P98180105

  MEETING DATE:      12/22/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I.: Receive the report from the Board of            ISSUER            YES             FOR                  FOR

Directors concerning the acquisition of Wal-Mart

Central America

PROPOSAL #II.: Approve the proposal regarding the              ISSUER            YES             FOR                  FOR

merging of the Company, in its position as Absorbing

Company, with WM Maya S. DE R.L DE C.V, as the

Absorbed Company, prior approval of the financial

statements that will be form the basis of the merger

and the respective merger agreement

PROPOSAL #III.: Amend the Corporate Bylaws that                 ISSUER            YES             FOR                  FOR

reflect the increase in capital and the issuance of

the new shares that represent the mentioned increase

as a consequence of the proposed merger

PROPOSAL #IV.: Approve the designation of the person         ISSUER            YES             FOR                  FOR

or people who, in representing the general meeting,

will have to perform its resolutions and file the

minutes of the meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WAL-MART DE MEXICO SAB DE CV, MEXICO

  TICKER:                  N/A                 CUSIP:   P98180105

  MEETING DATE:      3/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Receive the report from the Board of              ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #II: Receive the report from the General              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #III: Receive the report from the Audit and         ISSUER            YES             FOR                  FOR

Corporate Practices Committees

PROPOSAL #IV: Approve the financial information to 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #V: Receive the report regarding the                     ISSUER            YES             FOR                  FOR

situation of the fund for the repurchase of shares

PROPOSAL #VI: Approve the plan to cancel repurchased         ISSUER            YES             FOR                  FOR

shares of the Company that are currently held in

treasury

PROPOSAL #VII: Approve the plan for the allocation of        ISSUER            YES             FOR                  FOR

 results for the period running from 01 JAN to 31 DEC

 2009

PROPOSAL #VIII: Approve the plan for the payment of a        ISSUER            YES             FOR                  FOR

 dividend of MXN 0.70 per share

PROPOSAL #IX: Amend Article 5 of the Corporate ByLaws        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #X: Approve the report regarding the                     ISSUER            YES             FOR                  FOR

fulfillment of fiscal obligations

PROPOSAL #XI: Approve the report regarding the                   ISSUER            YES             FOR                  FOR

Employee Stock Plan

PROPOSAL #XII: Approve the report from the Wal-Mart          ISSUER            YES             FOR                  FOR

De Mexico Foundation

PROPOSAL #XIII: Approve the report regarding the                ISSUER            YES             FOR                  FOR

acquisition and integration of Wal Mart Central

PROPOSAL #XIV: Ratify the acts of the Board of                   ISSUER            YES             FOR                  FOR

Directors during 2009

PROPOSAL #XV: Appointment of the Members of the Board        ISSUER            YES         AGAINST           AGAINST

 of Directors

PROPOSAL #XVI: Appointment of the Chairpersons of the        ISSUER            YES         AGAINST           AGAINST

 Audit and Corporate Practices

PROPOSAL #XVII: Approve the resolutions contained in         ISSUER            YES             FOR                  FOR

the minutes of the general meeting held

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WAL-MART STORES, INC.

  TICKER:                  WMT                 CUSIP:   931142103

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: AIDA M. ALVAREZ           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JAMES W. BREYER           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: M. MICHELE BURNS         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JAMES I. CASH, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROGER C. CORBETT         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: DOUGLAS N. DAFT           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: MICHAEL T. DUKE           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: GREGORY B. PENNER        ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: STEVEN'S REINEMUND      ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: H. LEE SCOTT, JR.        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: ARNE M. SORENSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JIM C. WALTON               ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: S. ROBSON WALTON         ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: CHRISTOPHER J.            ISSUER            YES             FOR                  FOR

WILLIAMS

PROPOSAL #1O: ELECTION OF DIRECTOR: LINDA S. WOLF               ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF ERNST & YOUNG LLP AS            ISSUER            YES             FOR                  FOR

INDEPENDENT ACCOUNTANTS

PROPOSAL #03: APPROVAL OF THE WAL-MART STORES, INC.          ISSUER            YES             FOR                  FOR

STOCK INCENTIVE PLAN OF 2010

PROPOSAL #04: APPROVAL OF THE ASDA LIMITED SHARESAVE         ISSUER            YES         AGAINST           AGAINST

PLAN 2000, AS AMENDED

PROPOSAL #05: GENDER IDENTITY NON-DISCRIMINATION           SHAREHOLDER        YES         ABSTAIN           AGAINST

POLICY

PROPOSAL #06: ADVISORY VOTE ON EXECUTIVE COMPENSATION   SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #07: POLITICAL CONTRIBUTIONS REPORT                   SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #08: SPECIAL SHAREOWNER MEETINGS                        SHAREHOLDER        YES         AGAINST               FOR

PROPOSAL #09: POULTRY SLAUGHTER                                          SHAREHOLDER        YES         ABSTAIN           AGAINST

PROPOSAL #10: LOBBYING PRIORITIES REPORT                          SHAREHOLDER        YES         ABSTAIN           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WALSIN LIHWA CORP

  TICKER:                  N/A                 CUSIP:   Y9489R104

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations and                 ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #A.2: The 2009 Audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the distribution of 2009                 ISSUER            YES             FOR                  FOR

profits or offsetting deficit

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B.4: Approve the revision to the procedures        ISSUER            YES             FOR                  FOR

 of trading derivatives

PROPOSAL #B.5: Approve the proposal of capital                   ISSUER            YES         AGAINST           AGAINST

injection by issuing new share or global depositary

receipt

PROPOSAL #B.6: Other issues and extraordinary motions        ISSUER            YES             FOR               AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WAN HAI LINES LTD

  TICKER:                  N/A                 CUSIP:   Y9507R102

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009  no dividend will be

distributed

PROPOSAL #B.3: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement and guarantee

PROPOSAL #B.5: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.6: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.7: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WANT WANT CHINA HLDGS LTD

  TICKER:                  N/A                 CUSIP:   G9431R103

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements and the        ISSUER            YES             FOR                  FOR

 reports of the Directors and the Auditor for the YE

31 DEC 2009

PROPOSAL #2: Declare a final dividend for the YE 31          ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.a: Re-elect Mr. Tsai Shao-Chung as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.b: Re-elect Mr. Toh David Ka Hock as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.c: Re-elect Mr. Lin Feng-I as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.d: Re-elect Mr. Chien Wen-Guey as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3.e: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company to fix the remuneration of all the

Directors of the Company

PROPOSAL #4: Re-appoint PricewaterhouseCoopers as the        ISSUER            YES             FOR                  FOR

 Company's Auditor and authorize the Board to fix

their remuneration for the YE 31 DEC 2010

PROPOSAL #5: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to repurchase shares of USD 0.02 each in the capital

of the Company  Shares  during the relevant period,

on The Stock Exchange of Hong Kong Limited   the

Stock Exchange  or on any other stock exchange on

which the securities of the Company may be listed and

 recognized by the Securities and Futures Commission

of Hong Kong and the Stock Exchange for this

purposes, subject to and in accordance with all

applicable Laws and the requirements of the Rules

Governing the Listing of Securities on the Stock

Exchange or of any other stock exchange as amended

PROPOSAL #6: Authorize the Directors, subject to this        ISSUER            YES             FOR                  FOR

 Resolution, during the Relevant Period (as

specified) to allot, issue and deal with additional

Shares and to make or grant offers, agreements,

options and warrants which might require the exercise

 of such power, the aggregate nominal amount of share

 capital allotted or agreed conditionally or

unconditionally to be allotted (whether pursuant to

an option or otherwise) by the Directors pursuant to

the approval in this Resolution, otherwise than

pursuant to, (i) a Rights Issue (as.CONTD

PROPOSAL #7: Approve, subject to the passing of                 ISSUER            YES             FOR                  FOR

Resolutions 5 and 6, the general mandate referred to

in Resolution 6, by the addition to the aggregate

nominal amount of the share capital of the Company

which may be allotted or agreed to be allotted by the

 Directors of the Company pursuant to such general

mandate an amount representing the aggregate nominal

amount of Shares repurchased by the Company pursuant

to the general mandate referred to in Resolution 5

above provided that such amount shall not exceed 10%

of the existing issued share capital of the Company

at the date of passing this Resolution 7

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WARTSILA OYJ

  TICKER:                  N/A                 CUSIP:   X98155116

  MEETING DATE:      3/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Opening of the meeting                                     ISSUER             NO              N/A                  N/A

PROPOSAL #2.: Calling the meeting to order                           ISSUER             NO              N/A                  N/A

PROPOSAL #3.: Election of persons to scrutinize the          ISSUER             NO              N/A                  N/A

minutes and to supervise the counting

PROPOSAL #4.: Recording the legality of the meeting           ISSUER             NO              N/A                  N/A

PROPOSAL #5.: Recording the attendance at the meeting        ISSUER             NO              N/A                  N/A

 and adoption of the list of votes

PROPOSAL #6.: Presentation of the annual accounts,            ISSUER             NO              N/A                  N/A

the report of the Board of Directors and the

Auditor's report for the year 2009

PROPOSAL #7.: Adopt the annual accounts                                ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Approve to pay a dividend of EUR 1.75          ISSUER            YES             FOR                  FOR

per share

PROPOSAL #9.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Chief Executive Officer

from liability

PROPOSAL #10.: Amend the Articles 4 and 8 of Articles        ISSUER            YES             FOR                  FOR

 of Association

PROPOSAL #11.: Approve the remuneration of the                   ISSUER            YES             FOR                  FOR

Members of the Board of Directors

PROPOSAL #12.: Approve the number of Members of the          ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #13.: PLEASE NOTE THAT THIS IS A                            ISSUER            YES         AGAINST               FOR

SHAREHOLDER'S PROPOSAL: Re-elect M. Aarni-sirvio, K-

G. Bergh, A. Lagerroos, B. Langenskiold, M. Vuoria

and election of P. Ehrnrooth, A. Ehrnrooth, O.

Johansson, M. Lilius as the new Members

PROPOSAL #14.: Approve the remuneration of the Auditor      ISSUER            YES             FOR                  FOR

PROPOSAL #15.: Election of KPMG OY as the Auditor               ISSUER            YES             FOR                  FOR

PROPOSAL #16.: Authorize the Board to decide on                 ISSUER            YES             FOR                  FOR

donations of max EUR 1,500,000 to the Universities

PROPOSAL #17.: Closing of the meeting                                    ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WASTE MANAGEMENT, INC.

  TICKER:                  WM                   CUSIP:   94106L109

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PASTORA SAN JUAN         ISSUER            YES             FOR                  FOR

CAFFERTY

PROPOSAL #1B: ELECTION OF DIRECTOR: FRANK M. CLARK,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: PATRICK W. GROSS         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JOHN C. POPE                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: W. ROBERT REUM             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: STEVEN G.                     ISSUER            YES             FOR                  FOR

ROTHMEIER

PROPOSAL #1G: ELECTION OF DIRECTOR: DAVID P. STEINER         ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS H.                     ISSUER            YES             FOR                  FOR

WEIDEMEYER

PROPOSAL #02: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: PROPOSAL TO AMEND THE COMPANY'S SECOND         ISSUER            YES             FOR                  FOR

RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE

THE SUPERMAJORITY STOCKHOLDER VOTING PROVISIONS.

PROPOSAL #04: PROPOSAL RELATING TO DISCLOSURE OF           SHAREHOLDER        YES         ABSTAIN           AGAINST

POLITICAL CONTRIBUTIONS, IF PROPERLY PRESENTED AT THE

 MEETING.

PROPOSAL #05: PROPOSAL RELATING TO THE RIGHT OF             SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDERS TO CALL SPECIAL STOCKHOLDER MEETINGS, IF

 PROPERLY PRESENTED AT THE MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WATERLAND FINANCIAL HOLDINGS

  TICKER:                  N/A                 CUSIP:   Y95315100

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The promotion of relative laws and              ISSUER             NO              N/A                  N/A

regulations governing the financial holding Company

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed Cash Dividend: TWD 0.2 per share

PROPOSAL #B.3: Approve the issuance of new shares              ISSUER            YES             FOR                  FOR

from retained earnings; proposed Stock Dividend: 65

for 1,000 shares held

PROPOSAL #B.4: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.5: Approve the revision to the rules of          ISSUER            YES             FOR                  FOR

the election of the Directors and Supervisors

PROPOSAL #B.6: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.7: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve to dismiss the 3

Corporation Directors

PROPOSAL #B.8: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve to dismiss the 2

Corporation Supervisors

PROPOSAL #B.9: PLEASE NOTE THAT THIS RESOLUTION IS A         ISSUER            YES         AGAINST               FOR

SHAREHOLDER PROPOSAL: approve the capital injection

by issuing new shares

PROPOSAL #B.10: Approve the merger with metropolitan         ISSUER            YES         AGAINST           AGAINST

life insurance Company

PROPOSAL #B.11: Other issues and extraordinary motions      ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WATERS CORPORATION

  TICKER:                  WAT                 CUSIP:   941848103

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOSHUA BEKENSTEIN                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL J. BERENDT, PHD                      ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS A. BERTHIAUME                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD CONARD                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: LAURIE H. GLIMCHER, MD                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CHRISTOPHER A. KUEBLER                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: WILLIAM J. MILLER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOANN A. REED                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS P. SALICE                                  ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO RATIFY THE SELECTION OF                               ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING DECEMBER 31, 2010

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WATSON PHARMACEUTICALS, INC.

  TICKER:                  WPI                 CUSIP:   942683103

  MEETING DATE:      5/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PAUL M. BISARO             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: CHRISTOPHER W.            ISSUER            YES             FOR                  FOR

BODINE

PROPOSAL #1C: ELECTION OF DIRECTOR: MICHEL J. FELDMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: FRED G. WEISS               ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL

 YEAR.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEATHERFORD INTERNATIONAL LTD

  TICKER:                  WFT                 CUSIP:   H27013103

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVAL OF THE 2009 ANNUAL REPORT, THE        ISSUER            YES             FOR                  FOR

 CONSOLIDATED FINANCIAL STATEMENTS OF WEATHERFORD

INTERNATIONAL LTD. FOR THE YEAR ENDED DECEMBER 31,

2009 AND THE STATUTORY FINANCIAL STATEMENTS OF

WEATHERFORD INTERNATIONAL LTD. FOR THE YEAR ENDED

DECEMBER 31, 2009.

PROPOSAL #02: DISCHARGE OF THE BOARD OF DIRECTORS AND        ISSUER            YES             FOR                  FOR

 EXECUTIVE OFFICERS FROM LIABILITY FOR ACTIONS DURING

 THE YEAR ENDED DECEMBER 31, 2009.

PROPOSAL #3A: ELECTION OF THE DIRECTOR: BERNARD J.            ISSUER            YES             FOR                  FOR

DUROC-DANNER

PROPOSAL #3B: ELECTION OF THE DIRECTOR: SAMUEL W.              ISSUER            YES             FOR                  FOR

BODMAN, III

PROPOSAL #3C: ELECTION OF THE DIRECTOR: DAVID J.                ISSUER            YES             FOR                  FOR

BUTTERS

PROPOSAL #3D: ELECTION OF THE DIRECTOR: NICHOLAS F.          ISSUER            YES             FOR                  FOR

BRADY

PROPOSAL #3E: ELECTION OF THE DIRECTOR: WILLIAM E.            ISSUER            YES             FOR                  FOR

MACAULAY

PROPOSAL #3F: ELECTION OF THE DIRECTOR: ROBERT B.              ISSUER            YES             FOR                  FOR

MILLARD

PROPOSAL #3G: ELECTION OF THE DIRECTOR: ROBERT K.              ISSUER            YES             FOR                  FOR

MOSES, JR.

PROPOSAL #3H: ELECTION OF THE DIRECTOR: GUILLERMO              ISSUER            YES             FOR                  FOR

ORTIZ

PROPOSAL #3I: ELECTION OF THE DIRECTOR: EMYR JONES            ISSUER            YES             FOR                  FOR

PARRY

PROPOSAL #3J: ELECTION OF THE DIRECTOR: ROBERT A.              ISSUER            YES             FOR                  FOR

RAYNE

PROPOSAL #04: APPOINTMENT OF ERNST & YOUNG LLP AS              ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

YEAR ENDING DECEMBER 31, 2010 AND THE RE-ELECTION OF

ERNST & YOUNG LTD, ZURICH AS STATUTORY AUDITOR FOR

YEAR ENDING DECEMBER 31, 2010.

PROPOSAL #05: APPROVAL OF THE RECLASSIFICATION OF CHF        ISSUER            YES             FOR                  FOR

 475 MILLION OF LEGAL RESERVES (ADDITIONAL PAID-IN

CAPITAL) TO OTHER RESERVES.

PROPOSAL #06: APPROVAL OF AN AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

ARTICLES OF ASSOCIATION TO EXTEND THE COMPANY'S

AUTHORIZED SHARE CAPITAL TO JUNE 23, 2012 AND TO

INCREASE ISSUABLE AUTHORIZED CAPITAL TO AN AMOUNT

EQUAL TO 50% OF STATED CAPITAL AS OF MAY 5, 2010.

PROPOSAL #07: APPROVAL OF AN AMENDMENT TO THE                     ISSUER            YES             FOR                  FOR

ARTICLES OF ASSOCIATION TO INCREASE THE AMOUNT OF

CONDITIONAL CAPITAL TO 50% OF STATED CAPITAL AS OF

MAY 5, 2010 AND TO SPECIFY IN THE ARTICLES OF

ASSOCIATION THE AMOUNT OF CONDITIONAL SHARE CAPITAL

THAT MAY BE ALLOCATED TO EACH CATEGORY OF BENEFICIARY

 PROVIDED FOR IN THE ARTICLES.

PROPOSAL #08: APPROVAL OF THE WEATHERFORD                            ISSUER            YES             FOR                  FOR

INTERNATIONAL LTD. 2010 OMNIBUS INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEG SA BRAZIL

  TICKER:                  N/A                 CUSIP:   P9832B129

  MEETING DATE:      12/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the proposal for the merger by         ISSUER            YES             FOR                  FOR

the Company of all of the common and preferred shares

 issued by Trafo Equipamentos Eletricos S.A. Trafo,

with the exception of those held indirectly by the

Company itself share merger, in accordance with the

terms and conditions stated in the protocol and

justification dated 09 DEC 2009, accompanied by the

pertinent documents

PROPOSAL #2.: Ratify the appointment and hiring of            ISSUER            YES             FOR                  FOR

the Companies for the preparation of the valuation

reports necessary for the share merger, of the

specialized Companies, PricewaterhouseCoopers

Corporate finance and Recovery LTDA., with Corporate

Taxpayer Id Cnpj-mf number 05.487.514.0001.37 and

Ernest and Young Auditors Independents S-S, with

corporate Taxpayer Id Cnpj-mf number 61.366.936-0001-

PROPOSAL #3.: Approve the mentioned valuation reports        ISSUER            YES             FOR                  FOR

 and of the substitution ratio of the shares issued

by Trafo for shares issued by the Company

PROPOSAL #4.: Approve to decide regarding the Company        ISSUER            YES             FOR                  FOR

 share capital increase to be carried out with the

merged shares, in accordance with the terms and

conditions of the protocol and justification, with

the consequent amendment of the Article 5 of the

Corporate Bylaws of the Company

PROPOSAL #5.: Authorize the Executive Committee of            ISSUER            YES             FOR                  FOR

the Company to do all of the acts necessary for the

implementation of formalization of the share merger

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEG SA BRAZIL

  TICKER:                  N/A                 CUSIP:   P9832B129

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Board of Directors annual            ISSUER            YES             FOR                  FOR

report, the financial statements, External Auditors

and of the finance Committee and documents opinion

report relating to FYE 31 DEC 2009

PROPOSAL #2: Approve the destination of the YE and to        ISSUER            YES             FOR                  FOR

 confirm the decision of the Board of Directors,

minutes of 23 MAR 2009, 16 JUN 2009, 23 JUL 2009, 17

SEP 2009, 14 DEC 2009 and 23 FEB 2010 relating to the

 distribution of dividends and interest over capital

PROPOSAL #3: Election of the Members of the Board of         ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #4: Approve to set the aggregate annual                ISSUER            YES             FOR                  FOR

remuneration for the administrators

PROPOSAL #5: Election of the Members of the finance          ISSUER            YES             FOR                  FOR

Committee and set their remuneration

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEG SA BRAZIL

  TICKER:                  N/A                 CUSIP:   P9832B129

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Amend the main part of Article 26 of            ISSUER            YES             FOR                  FOR

the Corporate Bylaws, in such a way as to provide

that the Executive Committee will be composed of 3 to

PROPOSAL #2.: Approve the newspapers for the                       ISSUER            YES             FOR                  FOR

publication of legal Acts

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEICHAI POWER CO LTD

  TICKER:                  N/A                 CUSIP:   Y9531A109

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the supplemental agreement                ISSUER            YES             FOR                  FOR

dated 09 NOV 2009 referred to in the Section headed

'II. Continuing connected transactions, TAGC

Continuing Connected Transactions, Continuing

connected transactions between SFGC and Fast

Transmission, (a) Sale of parts and components of

transmissions and related products by SFGC to Fast

Transmission' in the 'Letter from the Board'

contained in the circular [the Circular] of the

Company of which this notice forms part and the

PROPOSAL #2.: Approve the supplemental agreement                ISSUER            YES             FOR                  FOR

dated 09 NOV 2009 referred to in the Section headed

'II. Continuing connected transactions, TAGC

Continuing Connected Transactions, Continuing

connected transactions between SFGC and Fast

Transmission, (b) Purchase of parts and components of

 transmissions and related products by SFGC from Fast

 Transmission' in the 'Letter from the Board'

contained in the circular [the Circular] of the

Company of which this notice forms part and the

PROPOSAL #3.: Approve the annual cap of RMB                        ISSUER            YES             FOR                  FOR

4,115,810,000 for the PRC Continuing Connected

Transaction [as specified] for the year ending 31 DEC

 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEICHAI POWER CO LTD

  TICKER:                  N/A                 CUSIP:   Y9531A109

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the annual report of the Company        ISSUER            YES             FOR                  FOR

 for the YE 31 DEC 2009

PROPOSAL #2: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the YE 31 DEC 2009

PROPOSAL #3: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #4: Receive the audited financial statements        ISSUER            YES             FOR                  FOR

 of the Company and the Auditors' report for the YE

31 DEC 2009

PROPOSAL #5: Approve the final financial report of            ISSUER            YES             FOR                  FOR

the Company for the YE 31 DEC 2009

PROPOSAL #6: Approve the distribution of profit to            ISSUER            YES             FOR                  FOR

the shareholders of the Company for the YE 31 DEC 2009

PROPOSAL #7: Approve the re-appointment of Shandong          ISSUER            YES             FOR                  FOR

Zheng Yuan Hexin Accountants Limited as the PRC

Auditors of the Company and authorize the Directors

to determine their remuneration and, for the purpose

of this resolution, PRC means the People's Republic

of China, but excluding Hong Kong, Macau and Taiwan

PROPOSAL #8: Approve the re-appointment of Messrs.            ISSUER            YES             FOR                  FOR

Ernst & Young as the non-PRC Auditors of the Company

and authorize the Directors to determine their

remuneration and, for the purpose of this resolution,

 PRC means the People's Republic of China, but

excluding Hong Kong, Macau and Taiwan

PROPOSAL #9: Approve the granting of a mandate to the        ISSUER            YES             FOR                  FOR

 Board of Directors for payment of interim dividend

if any  to the shareholders of the Company for the

year ending 31 DEC 2010

PROPOSAL #10: Approve the connected transaction                 ISSUER            YES             FOR                  FOR

between the Company and Beiqi Futian Motor Company

Limited

PROPOSAL #11: Approve the connected transaction                 ISSUER            YES             FOR                  FOR

between the Company and Shantui Engineering Machinery

 Co. Ltd

PROPOSAL #12: Approve the Share Award Restriction              ISSUER            YES         AGAINST           AGAINST

Rules of the Company

PROPOSAL #S.13: Approve the granting of a general              ISSUER            YES             FOR                  FOR

mandate to the Board of Directors to issue, amongst

other things, new shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEIFU HIGH-TECHNOLOGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y95338102

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the acquisition of the 30%                 ISSUER            YES             FOR                  FOR

equity in a Company held by another Company

PROPOSAL #2: Approve the acquisition of the 9.17%              ISSUER            YES             FOR                  FOR

equity of another Company held by the above Company

PROPOSAL #3: Approve the acquisition of the 50%                 ISSUER            YES             FOR                  FOR

equity of a third Company held by the above Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEIFU HIGH-TECHNOLOGY CO LTD

  TICKER:                  N/A                 CUSIP:   Y95338102

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 annual report and its          ISSUER            YES             FOR                  FOR

abstract

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

and profit distribution plan are as follows: 1) cash

dividend/10 shares  tax included : CNY 2) bonus issue

 from profit  share/10 shares : none 3) bonus issue

from capital reserve  share/10 shares : none

PROPOSAL #5: Approve the estimated total amount of            ISSUER            YES             FOR                  FOR

2010 continuing connected transactions

PROPOSAL #6: Re-appoint the 2010 Audit Firm and                 ISSUER            YES             FOR                  FOR

approve the Audit fee

PROPOSAL #7: Approve to change of the Company's name         ISSUER            YES             FOR                  FOR

PROPOSAL #8: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEIGHT WATCHERS INTERNATIONAL, INC.

  TICKER:                  WTW                 CUSIP:   948626106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: PHILIPPE J. AMOUYAL                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID P. KIRCHHOFF                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: KIMBERLY ROY TOFALLI                           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE SELECTION OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

 FISCAL YEAR ENDING JANUARY 1, 2011.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEINGARTEN REALTY INVESTORS

  TICKER:                  WRI                 CUSIP:   948741103

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STANFORD ALEXANDER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ANDREW M. ALEXANDER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JAMES W. CROWNOVER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT J. CRUIKSHANK                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MELVIN A. DOW                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHEN A. LASHER                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DOUGLAS W. SCHNITZER                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C. PARK SHAPER                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARC J. SHAPIRO                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL TO AMEND OUR SIXTH AMENDED AND        ISSUER            YES             FOR                  FOR

 RESTATED DECLARATION OF TRUST TO INCREASE THE NUMBER

 OF AUTHORIZED COMMON SHARES OF BENEFICIAL INTEREST

FROM 150,000,000 TO 275,000,000.

PROPOSAL #03: APPROVAL AND ADOPTION OF THE WEINGARTEN        ISSUER            YES             FOR                  FOR

 REALTY INVESTORS 2010 LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEIQIAO TEXTILE CO LTD

  TICKER:                  N/A                 CUSIP:   Y95343102

  MEETING DATE:      6/1/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the consolidated audited                     ISSUER            YES             FOR                  FOR

financial statements of the Company, the report of

the Board of Directors of the Company, the report of

the Supervisory Committee of the Company, the report

of the final accounts of the Company and the report

of the International Auditors, for the YE 31 DEC 2009

PROPOSAL #2: Approve the profit distribution proposal        ISSUER            YES             FOR                  FOR

 of the Company and the relevant declaration and

payment of a final dividend for the YE 31 DEC 2009

PROPOSAL #3: Approve the annual remuneration proposal        ISSUER            YES             FOR                  FOR

 for the Company's Directors and Supervisors for the

YE 31 DEC 2010

PROPOSAL #4: Re-appoint Ernst & Young Hua Ming as the        ISSUER            YES             FOR                  FOR

 Company's Domestic Auditors for the YE 31 DEC 2010

and Ernst & Young as the Company's International

Auditors for the YE 31 DEC 2010 and authorize the

Board of Directors of the Company to determine their

remuneration

PROPOSAL #5: Appointment of Mr. Zhang Jinglei as an          ISSUER            YES         AGAINST           AGAINST

Executive Director of the Company with a term

commencing from the date for convening the AGM for

2009 to the date for convening the AGM for the year

ending 31 DEC 2012

PROPOSAL #6: Transact such other business                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #S.7: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company, to allot, issue and deal with additional

 shares in the capital of the Company, whether

Domestic Shares or H Shares, separately or at the

same time, or make or grant offers, agreements or

options, subject to the following conditions: (a)

such mandate shall not extend beyond the Relevant

Period save that the Board of Directors of the

Company may during the Relevant Period make or grant

offers, agreements or options which might require the

 exercise of such powers after the end of the

Relevant Period; (b) the aggregate nominal amount of

shares, whether Domestic Shares or H Shares,

allotted, issued and dealt with or agreed

conditionally or unconditionally to be allotted,

issued and dealt with by the Board of Directors of

the Company pursuant to such mandate, shall not

PROPOSAL #CONT: CONTD. i) in the case of Domestic              ISSUER             NO              N/A                  N/A

Shares, 20% of the aggregate nominal amount of

Domestic Shares of the Company in issue; and (ii) in

the case of H Shares, 20% of the aggregate nominal

amount of H Shares of the Company in issue, in each

case as of the date of this resolution; and (c) the

Board of Directors of the Company shall only exercise

 its power under such mandate in accordance with the

Company Law of the PRC and The Rules Governing the

Listing of Securities on The Stock Exchange of Hong

Kong Limited (as the same may be amended from time to

 time) and only if all necessary approvals (if

required) from the China Securities Regulatory

Commission and/or other relevant PRC governmental

authorities are obtained; and contingent on the Board

 of Directors of the Company resolving to CONTD.

PROPOSAL #CONT: CONTD. issue shares pursuant to sub-         ISSUER             NO              N/A                  N/A

Paragraph (1) of this resolution, to: (a) approve,

execute and do or procure to be executed and done,

all such documents, deeds and things as it may

consider necessary in connection with the issue of

such new shares including (without limitation): (i)

determine the class and number of shares to be

issued; (ii) determine the issue price of the new

shares; (iii) determine the opening and closing dates

 of the new issue; (iv) determine the use of proceeds

 of the new issue; (v) determine the class and number

 of new shares (if any) to be issued to the existing

shareholders; (vi) make or grant such offers,

agreements and options as may be necessary in the

exercise of such powers; and (vii) in the case of an

offer or allotment of shares to the shareholders of

the Company, CONTD.

PROPOSAL #CONT: CONTD. exclude shareholders who are          ISSUER             NO              N/A                  N/A

resident outside the PRC or the Hong Kong Special

Administrative Region of the PRC (Hong Kong) on

account of prohibitions or requirements under

overseas laws or regulations or for some other

reason(s) which the Board of Directors of the Company

 considers necessary or expedient; (b) increase the

registered capital of the Company in accordance with

the actual increase of capital by issuing shares

pursuant to sub-Paragraph (1) of this resolution,

register the increased capital with the relevant

authorities in the PRC and make such amendments to

the Articles of Association of the Company as it

thinks fit so as to reflect the increase in the

registered capital of the Company; and (c) make all

necessary filings and registrations with the PRC,

PROPOSAL #CONT: CONTD. and/or other relevant                       ISSUER             NO              N/A                  N/A

authorities, and take any other required actions and

complete any other procedures as required;  Authority

 expires the earlier of the conclusion of the next

AGM or the expiration of the 12 month period

following the passing of this Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WELLPOINT, INC.

  TICKER:                  WLP                 CUSIP:   94973V107

  MEETING DATE:      5/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: SHEILA P. BURKE           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: GEORGE A.                     ISSUER            YES             FOR                  FOR

SCHAEFER, JR.

PROPOSAL #1C: ELECTION OF DIRECTOR: JACKIE M. WARD             ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF ERNST &            ISSUER            YES             FOR                  FOR

YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: IF PROPERLY PRESENTED AT THE MEETING,      SHAREHOLDER        YES         AGAINST               FOR

TO VOTE ON A SHAREHOLDER PROPOSAL CONCERNING A

FEASIBILITY STUDY FOR CONVERTING TO NONPROFIT STATUS.

PROPOSAL #04: IF PROPERLY PRESENTED AT THE MEETING,      SHAREHOLDER        YES         ABSTAIN           AGAINST

TO VOTE ON A SHAREHOLDER PROPOSAL CONCERNING

DISCLOSURE OF LOBBYING EXPENSES.

PROPOSAL #05: IF PROPERLY PRESENTED AT THE MEETING,      SHAREHOLDER        YES         AGAINST               FOR

TO VOTE ON A SHAREHOLDER PROPOSAL CONCERNING AN

ADVISORY RESOLUTION ON COMPENSATION OF NAMED

PROPOSAL #06: IF PROPERLY PRESENTED AT THE MEETING,      SHAREHOLDER        YES         AGAINST               FOR

TO VOTE ON A SHAREHOLDER PROPOSAL TO CHANGE OUR

JURISDICTION OF INCORPORATION FROM INDIANA TO

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WELLS FARGO & COMPANY

  TICKER:                  WFC                 CUSIP:   949746101

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOHN D. BAKER II         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOHN S. CHEN                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: LLOYD H. DEAN               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: SUSAN E. ENGEL             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ENRIQUE                        ISSUER            YES             FOR                  FOR

HERNANDEZ, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: DONALD M. JAMES           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: RICHARD D.                   ISSUER            YES             FOR                  FOR

MCCORMICK

PROPOSAL #1H: ELECTION OF DIRECTOR: MACKEY J. MCDONALD      ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: CYNTHIA H.                   ISSUER            YES             FOR                  FOR

MILLIGAN

PROPOSAL #1J: ELECTION OF DIRECTOR: NICHOLAS G. MOORE        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: PHILIP J. QUIGLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: JUDITH M. RUNSTAD        ISSUER            YES             FOR                  FOR

PROPOSAL #1M: ELECTION OF DIRECTOR: STEPHEN W. SANGER        ISSUER            YES             FOR                  FOR

PROPOSAL #1N: ELECTION OF DIRECTOR: ROBERT K. STEEL           ISSUER            YES             FOR                  FOR

PROPOSAL #1O: ELECTION OF DIRECTOR: JOHN G. STUMPF             ISSUER            YES             FOR                  FOR

PROPOSAL #1P: ELECTION OF DIRECTOR: SUSAN G. SWENSON         ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO APPROVE A NON-BINDING                 ISSUER            YES             FOR                  FOR

ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE

 COMPANY'S NAMED EXECUTIVES.

PROPOSAL #03: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE

THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK FROM

6 BILLION TO 9 BILLION.

PROPOSAL #04: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

KPMG LLP AS INDEPENDENT AUDITORS FOR 2010.

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING AN             SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE ON EXECUTIVE AND DIRECTOR COMPENSATION.

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING A POLICY   SHAREHOLDER        YES         AGAINST               FOR

 TO REQUIRE AN INDEPENDENT CHAIRMAN.

PROPOSAL #07: STOCKHOLDER PROPOSAL REGARDING A REPORT   SHAREHOLDER        YES         ABSTAIN           AGAINST

 ON CHARITABLE CONTRIBUTIONS.

PROPOSAL #08: STOCKHOLDER PROPOSAL REGARDING A REPORT   SHAREHOLDER        YES         ABSTAIN           AGAINST

 ON POLITICAL CONTRIBUTIONS.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WENDEL, PARIS

  TICKER:                  N/A                 CUSIP:   F98370103

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve the Company accounts for the          ISSUER            YES             FOR                  FOR

year 2009

PROPOSAL #O.2: Approve the consolidated accounts for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #O.3: Approve the allocation of the result,         ISSUER            YES             FOR                  FOR

setting of the dividend and distribution of the

dividend

PROPOSAL #O.4: Approve the regulated agreements                  ISSUER            YES             FOR                  FOR

PROPOSAL #O.5: Approve the commitments undertaken in         ISSUER            YES         AGAINST           AGAINST

the event of cessation of roles by Monsieur Frederic

Lemoine, the Chairman of the Board of Directors

PROPOSAL #O.6: Approve the commitments undertaken in         ISSUER            YES         AGAINST           AGAINST

the event of cessation of roles by Monsieur Bernard

Gautier, a Member of the Board of Directors

PROPOSAL #O.7: Re-elect Nicolas Celier as a                        ISSUER            YES         AGAINST           AGAINST

Supervisory Board Member

PROPOSAL #O.8: Election of Dominique Heriard Dubreuil        ISSUER            YES             FOR                  FOR

 as a Supervisory Board Member

PROPOSAL #O.9: Election of Guylaine Saucier as a                ISSUER            YES             FOR                  FOR

Supervisory Board Member

PROPOSAL #O.10: Approve the setting of Supervisory            ISSUER            YES             FOR                  FOR

Board fees

PROPOSAL #O.11: Authorize the Board of Directors for         ISSUER            YES             FOR                  FOR

the Company to operate on its own shares

PROPOSAL #E.12: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

increase capital stock by issuing shares or tangible

assets granting access to capital stock reserved for

members of the Group savings plan

PROPOSAL #E.13: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

grant share subscription or purchase options for

Company agents and employees

PROPOSAL #E.14: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

allocate performance shares to Company agents and

employees

PROPOSAL #E.15: Amend the Article 25 of the Articles         ISSUER            YES             FOR                  FOR

of Association

PROPOSAL #OE.16: Grant powers for formalities                      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WENDY'S/ARBY'S GROUP, INC.

  TICKER:                  WEN                 CUSIP:   950587105

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: NELSON PELTZ                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER W. MAY                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CLIVE CHAJET                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: EDWARD P. GARDEN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JANET HILL                                            ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOSEPH A. LEVATO                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J. RANDOLPH LEWIS                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER H. ROTHSCHILD                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID E. SCHWAB II                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROLAND C. SMITH                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAYMOND S. TROUBH                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACK G. WASSERMAN                                ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE THE COMPANY'S 2010 OMNIBUS          ISSUER            YES             FOR                  FOR

AWARD PLAN.

PROPOSAL #03: TO RATIFY THE APPOINTMENT OF DELOITTE &        ISSUER            YES             FOR                  FOR

 TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS FOR 2010.

PROPOSAL #04: TO VOTE ON A STOCKHOLDER PROPOSAL             SHAREHOLDER        YES         ABSTAIN           AGAINST

REGARDING POULTRY SLAUGHTER.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WESCO FINANCIAL CORPORATION

  TICKER:                  WSC                 CUSIP:   950817106

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: CHARLES T. MUNGER                                ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: CAROLYN H. CARLBURG                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT E. DENHAM                                  ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: ROBERT T. FLAHERTY                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PETER D. KAUFMAN                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E. CASPERS PETERS                                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WESFARMERS LTD

  TICKER:                  N/A                 CUSIP:   Q95870186

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

statements and the reports of the Directors and the

Auditors for the YE 30 JUN 2009

PROPOSAL #2.a: Re-elect Mrs. Patricia Anne Cross as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation in accordance with

 the Company's Constitution

PROPOSAL #2.b: Re-elect Mr. Charles Macek as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution

PROPOSAL #2.c: Elect Mr. Terence James Bowen as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution and the ASX Listing Rules

PROPOSAL #2.d: Elect Ms. Diane Lee Smith-Gander as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution and the ASX Listing Rules

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WESFARMERS LTD, PERTH WA

  TICKER:                  N/A                 CUSIP:   Q95870103

  MEETING DATE:      11/10/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial statements and            ISSUER             NO              N/A                  N/A

the reports of the Directors and the Auditors for the

 YE 30 JUN 2009

PROPOSAL #2.A: Re-elect Mrs. Patricia Anne Cross as a        ISSUER            YES             FOR                  FOR

 Director, who retires by rotation in accordance with

 the Company's Constitution

PROPOSAL #2.B: Re-elect Mr. Charles Macek as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution

PROPOSAL #2.C: Elect Mr. Terence James Bowen as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution and the ASX Listing Rules

PROPOSAL #2.D: Elect Ms. Diane Lee Smith-Gander as a         ISSUER            YES             FOR                  FOR

Director, who retires by rotation in accordance with

the Company's Constitution and the ASX Listing Rules

PROPOSAL #3.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEST AUSTRALIAN NEWSPAPERS HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   Q9594W120

  MEETING DATE:      11/4/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Re-elect Mr. Graeme John AO as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with the

Company's Constitution

PROPOSAL #2.: Re-elect Mr. Don Voelte as a Director,         ISSUER            YES             FOR                  FOR

who retires in accordance with the Company's

Constitution

PROPOSAL #3.: Re-elect Mr. Sam Walsh as a Director,          ISSUER            YES             FOR                  FOR

who retires in accordance with the Company's

Constitution

PROPOSAL #4.: Re-elect Mr. Doug Flynn as a Director,         ISSUER            YES             FOR                  FOR

who retires by rotation in accordance with the

Company's Constitution

PROPOSAL #5.: Adopt the remuneration report for the          ISSUER            YES             FOR                  FOR

YE 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEST JAPAN RAILWAY COMPANY

  TICKER:                  N/A                 CUSIP:   J95094108

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Shareholders' Proposals: Dismissal of          ISSUER            YES         AGAINST               FOR

Director

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WESTFIELD GROUP, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q97062105

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To discuss the Company's financial                 ISSUER             NO              N/A                  N/A

statements and reports for the YE 31 DEC 2009

PROPOSAL #2: Approve the Company's remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #3: Re-elect Frederick G. Hilmer AO as a              ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with Company's Constitution

PROPOSAL #4: Re-elect John McFarlane as a Director of        ISSUER            YES             FOR                  FOR

 the Company, who retires by rotation in accordance

with Company's Constitution

PROPOSAL #5: Re-elect Judith Sloan as a Director of          ISSUER            YES             FOR                  FOR

the Company, who retires by rotation in accordance

with Company's Constitution

PROPOSAL #6: Re-elect Mark Johnson AO as a Director          ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation in accordance

 with Company's Constitution

PROPOSAL #7: Re-elect Frank P. Lowy AC as a Director         ISSUER            YES             FOR                  FOR

of the Company, who retires by rotation in accordance

 with Company's Constitution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WESTON GEORGE LTD CDS-

  TICKER:                  N/A                 CUSIP:   961148509

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of A. Charles Baillie as the         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.2: Election of Warren Bryant as the                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.3: Election of Robert J. Dart as the                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.4: Election of Peter B.M. Eby as the                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.5: Election of Anne L. Fraser as the                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.6: Election of Anthony R. Graham as the          ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #1.7: Election of John S. Lacey as the                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.8: Election of Allan L. Leighton as the          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.9: Election of Isabelle Marcoux as the            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.10: Election of J. Robert S. Prichard as         ISSUER            YES             FOR                  FOR

the Director

PROPOSAL #1.11: Election of Thomas F. Rahilly as the         ISSUER            YES             FOR                  FOR

Director

PROPOSAL #1.12: Election of W. Galen Weston as the            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2: Appointment of KPMG LLP as Auditors and         ISSUER            YES             FOR                  FOR

authorization of the Directors to fix their

remuneration

PROPOSAL #0: Receive the consolidated financial                 ISSUER             NO              N/A                  N/A

statements for the FYE 31 DEC 2009, and the auditors'

 report thereon

PROPOSAL #0: Transact any other business                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WESTPAC BANKING CORP, SYDNEY NSW

  TICKER:                  N/A                 CUSIP:   Q97417101

  MEETING DATE:      12/16/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To consider and receive the financial          ISSUER             NO              N/A                  N/A

report, Directors Report and the Auditors Report for

the YE 30 SEP 2009

PROPOSAL #2.: Adopt the Remuneration Report for the          ISSUER            YES             FOR                  FOR

YE 30 SEP 2009

PROPOSAL #3a.: Re-elect Mr. Edward [Ted] Alfred Evans        ISSUER            YES             FOR                  FOR

 as a Director of Westpac

PROPOSAL #3b.: Re-elect Mr. Gordon Mckellar Cairns as        ISSUER            YES             FOR                  FOR

 a Director of Westpac

PROPOSAL #3c.: Re-elect Mr. Peter David Wilson as a          ISSUER            YES             FOR                  FOR

Director of Westpac

PROPOSAL #4.: Grant shares under the Chief Executive         ISSUER            YES             FOR                  FOR

Officer Restricted Share Plan, and Performance share

rights and performance options under the Chief

Executive Officer Performance Plan to the Managing

Director and Chief Executive Officer, Gail Patricia

Kelly, in the manner as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WEYERHAEUSER COMPANY

  TICKER:                  WY                   CUSIP:   962166104

  MEETING DATE:      4/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: RICHARD H.                   ISSUER            YES             FOR                  FOR

SINKFIELD

PROPOSAL #1B: ELECTION OF DIRECTOR: D. MICHAEL STEUERT      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: KIM WILLIAMS                ISSUER            YES             FOR                  FOR

PROPOSAL #02: PROPOSAL TO AMEND THE ARTICLES OF                 ISSUER            YES             FOR                  FOR

INCORPORATION TO DECLASSIFY THE BOARD AND REMOVE

SUPERMAJORITY VOTING PROVISIONS

PROPOSAL #03: PROPOSAL TO APPROVE THE ISSUANCE OF              ISSUER            YES             FOR                  FOR

COMMON SHARES

PROPOSAL #04: PROPOSAL TO AMEND THE ARTICLES OF                 ISSUER            YES             FOR                  FOR

INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

PROPOSAL #05: PROPOSAL TO AMEND THE ARTICLES OF                 ISSUER            YES             FOR                  FOR

INCORPORATION TO IMPOSE OWNERSHIP AND TRANSFER

RESTRICTIONS

PROPOSAL #06: SHAREHOLDER PROPOSAL ON THE RIGHT TO        SHAREHOLDER        YES         AGAINST               FOR

CALL SPECIAL MEETINGS

PROPOSAL #07: SHAREHOLDER PROPOSAL ON AN FSC                  SHAREHOLDER        YES         ABSTAIN           AGAINST

CERTIFICATION REPORT

PROPOSAL #08: APPROVAL, ON AN ADVISORY BASIS, OF THE         ISSUER            YES             FOR                  FOR

APPOINTMENT OF AUDITORS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHARF HLDGS LTD

  TICKER:                  N/A                 CUSIP:   Y8800U127

  MEETING DATE:      6/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the financial statements and the          ISSUER            YES             FOR                  FOR

reports of the Directors and the Auditors for the FYE

 31 DEC 2009

PROPOSAL #2: Declare a final dividend for the FYE 31         ISSUER            YES             FOR                  FOR

DEC 2009

PROPOSAL #3.A: Re-elect Professor Edward K. Y. Chen,         ISSUER            YES             FOR                  FOR

a retiring Director, as a Director

PROPOSAL #3.B: Re-elect Dr. Raymond K. F. Ch'ien, a          ISSUER            YES         AGAINST           AGAINST

retiring Director, as a Director

PROPOSAL #3.C: Re-elect Mr. T. Y. Ng, a retiring                ISSUER            YES             FOR                  FOR

Director, as a Director

PROPOSAL #4: Re-appoint KPMG as the Auditors of the          ISSUER            YES             FOR                  FOR

Company and authorize the Directors to fix their

remuneration

PROPOSAL #5: Authorize the Directors for share                   ISSUER            YES             FOR                  FOR

repurchases by the Company

PROPOSAL #6: Authorize the Directors for the issue of        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #7: Approve the addition of repurchased                ISSUER            YES             FOR                  FOR

securities to the share issue general mandate stated

under Resolution 6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHEELOCK & CO LTD

  TICKER:                  N/A                 CUSIP:   Y9553V106

  MEETING DATE:      6/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the financial statements and the         ISSUER            YES             FOR                  FOR

reports of the Directors and Auditors for the FYE 31

DEC 2009

PROPOSAL #2.: Declare a final dividend for the FYE 31        ISSUER            YES             FOR                  FOR

 DEC 2009

PROPOSAL #3.: Re-elect Mr. Stephen T. H. Ng, the                ISSUER            YES             FOR                  FOR

retiring Director, as a Director

PROPOSAL #4.: Re-appoint KPMG as Auditors of the                ISSUER            YES             FOR                  FOR

Company and authorize the Directors to fix their

remuneration

PROPOSAL #5.: Authorize the Directors for share                 ISSUER            YES             FOR                  FOR

repurchases by the Company

PROPOSAL #6.: Authorize the Directors for issue of            ISSUER            YES             FOR                  FOR

shares

PROPOSAL #7: Approve the addition of repurchased                ISSUER            YES             FOR                  FOR

securities to the share issue general mandate stated

under Resolution No. 6

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHEELOCK PPTYS SINGAPORE LTD

  TICKER:                  N/A                 CUSIP:   Y95738111

  MEETING DATE:      4/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the reports of the              ISSUER            YES             FOR                  FOR

Directors and the Auditors and the audited accounts

for the FYE 31 DEC 2009

PROPOSAL #2: Approve a first and final dividend of 6         ISSUER            YES             FOR                  FOR

cents tax exempt  one-tier  dividend per share for

the FYE 31 DEC 2009

PROPOSAL #3: Approve the payment of Directors' fees          ISSUER            YES             FOR                  FOR

of SGD 281,852  2008: SGD 239,808  for the FYE 31 DEC

PROPOSAL #4: Re-elect Mr. Greg Fook Hin Seow as a              ISSUER            YES             FOR                  FOR

Director who retires pursuant to Article 109 of the

Articles of Association of the Company

PROPOSAL #5: Re-elect Ms. Tan Bee Kim as a Director          ISSUER            YES             FOR                  FOR

who retires pursuant to Article 109 of the Articles

of Association of the Company

PROPOSAL #6: Re-appoint Mr. Frank Yung-Cheng Yung as         ISSUER            YES             FOR                  FOR

a Director retiring pursuant to Section 153(6) of the

 Companies Act, Capital 50, to hold office until the

next AGM of the Company

PROPOSAL #7: Re-appoint KPMG LLP as the Auditors and         ISSUER            YES             FOR                  FOR

authorize the Directors to fix their remuneration

PROPOSAL #8: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 161 of the Companies Act, Chapter

 50 and the rules, guidelines and measures issued by

the Singapore Exchange Securities Trading Limited

SGX-ST , to:(i) issue shares in the capital of the

Company  shares ; or(ii) convertible securities; or

(iii) additional convertible securities issued

pursuant to adjustments; or (iv) shares arising from

the conversion of the securities in (ii) and (iii)

above,  whether by way of rights, bonus or otherwise

or in pursuance of any offer, agreement or option

made or granted by the Directors during the

continuance of this authority or thereafter  at any

time and upon such terms and conditions and for such

purposes and to such persons as the Directors may in

their absolute discretion deem fit  notwithstanding

the authority conferred by this Resolution may have

ceased to be in force , provided that Contd..

PROPOSAL #9: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

to make purchases from time to time (whether by way

of market purchases or off-market purchases on an

equal access scheme) of ordinary shares up to 10% of

the issued ordinary share capital of the Company as

at the date of this Resolution or as at the date of

the last AGM of the Company (whichever is the higher)

 at any price up to but not exceeding the Maximum

Price (as defined in the Addendum dated 01 APR 2010

to Shareholders of the Company, being an addendum to

the annual report of the Company for the YE 31 DEC

2009), in accordance with the Guidelines on Share

Purchases set out in Appendix II of the Company's

Circular to Shareholders dated 30 JUN 2002 as

supplemented by the amendments contained in the

addendum to Shareholders dated 03 JUL 2006 CONTD..

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHIRLPOOL CORPORATION

  TICKER:                  WHR                 CUSIP:   963320106

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: MICHAEL F.                   ISSUER            YES             FOR                  FOR

JOHNSTON

PROPOSAL #1B: ELECTION OF DIRECTOR: WILLIAM T. KERR           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: WILLIAM D. PEREZ         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JANICE D. STONEY         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: MICHAEL D. WHITE         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS WHIRLPOOL'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #03: APPROVAL OF THE WHIRLPOOL CORPORATION          ISSUER            YES             FOR                  FOR

2010 OMNIBUS STOCK AND INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHITBREAD PLC

  TICKER:                  N/A                 CUSIP:   G9606P197

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the Annual Report and Accounts          ISSUER            YES             FOR                  FOR

together with the reports of the Directors and

Auditors  for the YE 04 MAR 2010

PROPOSAL #2: Approve the Remuneration Report as                 ISSUER            YES             FOR                  FOR

detailed on pages 47 to 55 of the Annual Report and

Accounts

PROPOSAL #3: Declare a final dividend of 28.35p per          ISSUER            YES             FOR                  FOR

ordinary share in the Company in respect of the year

ended 04 MAR 2010 due and payable on 14 JUL 2010 to

ordinary shareholders on the Company's register of

shareholders at 5.00 p.m. on 14 MAY 2010 but

excluding such of the ordinary shares in the Company

so held in respect of which a valid election to

participate in the Company's scrip dividend scheme

'Scrip'  and thereby receive the final dividend in

new ordinary shares in the Company instead of cash

shall have been received by the Company by 5.00p.m.

on 11 JUN 2010  such exclusion, however, being

subject to the fulfilment of the conditions set out

in paragraph 3 of the terms and conditions of the

PROPOSAL #4: Election of Richard Baker as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of Anthony Habgood as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #6: Re-election of Simon Melliss as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Christopher Rogers as a          ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Re-appointment of Ernst & Young LLP as          ISSUER            YES             FOR                  FOR

the Auditor to hold office until the conclusion of

the Company's next AGM

PROPOSAL #9: Authorize the Board to set the Auditor's        ISSUER            YES             FOR                  FOR

 remuneration

PROPOSAL #10: Authorize the Board of Directors to              ISSUER            YES             FOR                  FOR

allot shares in the Company and to grant rights to

subscribe for or convert any security into shares in

the Company: A  up to a nominal amount of GBP

45,061,215  such amount to be reduced by the nominal

amount allotted or granted under paragraph  B  below

in excess of such sum ; and  B  comprising equity

securities  as defined in section 560 1 of the

Companies Act 2006  up to a nominal amount of GBP

90,122,431  such amount to be reduced by any

allotments or grants made under paragraph  A above

in connection with an offer by way of a rights issue:

  i  to ordinary shareholders in proportion  as

nearly as may be practicable  to their existing

holdings; and CONTD

PROPOSAL #CONT: CONTD  ii  to holders of other equity        ISSUER             NO              N/A                  N/A

 securities as required by the rights of those

securities or as the Board otherwise considers

necessary, and so that the Board may impose any

limits or restrictions and make any arrangements

which it considers necessary or appropriate to deal

with treasury shares, fractional entitlements, record

 dates, legal, regulatory or practical problems in,

or under the laws of, any territory or any other

matter, such authorities to apply until the end of

next year's AGM  or, if earlier, until the close of

business on 21 SEP 2011  but, in each case, during

this period the Company may make offers and enter

into agreements which would, or might, require shares

 to be allotted or rights to subscribe for or convert

 securities into shares to be granted after the

authority ends and the Board may allot shares or

grant rights to subscribe for or convert securities

into shares under any such offer or agreement as if

PROPOSAL #S.11: Authorize the Board of Directors, if         ISSUER            YES             FOR                  FOR

resolution 10 is passed, to allot equity securities

as defined in the Companies Act 2006  for cash under

the authority given by that resolution and/or to sell

 ordinary shares held by the Company as treasury

shares for cash as if section 561 of the Companies

Act 2006 did not apply to any such allotment or sale,

 such power to be limited: A  to the allotment of

equity securities and sale of treasury shares for

cash in connection with CONTD

PROPOSAL #CONT: CONT an offer of, or invitation to            ISSUER             NO              N/A                  N/A

apply for, equity securities  but in the case of the

authority granted under paragraph  B  of resolution

10, by way of a rights issue only :  i  to ordinary

shareholders in proportion  as nearly as may be

practicable  to their existing holdings; and  ii  to

holders of other equity securities, as required by

the rights of those securities or, as the Board

otherwise considers necessary, and so that the Board

may impose any limits or restrictions and make any

arrangements which it considers necessary or

appropriate to deal with treasury shares, fractional

entitlements, record dates, legal, regulatory or

practical problems in, CONTD

PROPOSAL #CONT: CONT or under the laws of, any                   ISSUER             NO              N/A                  N/A

territory or any other matter; and  B  in the case of

 the authority granted under paragraph  A  of

resolution 10 and/or in the case of any sale of

treasury shares for cash, to the allotment  otherwise

 than under paragraph  A  above  of equity securities

 or sale of treasury shares up to a nominal amount of

 GBP 7,325,632 such power to apply until the end of

next year's AGM  or, if earlier, until the close of

business on 21 SEP 2011  but during this period the

Company may make offers, and enter into agreements,

which would, or might, require equity securities to

be allotted and treasury shares to be sold  after the

 power ends and the Board may allot equity securities

  and sell treasury shares  under any such offer or

agreement as if the power had not ended

PROPOSAL #S.12: Authorize the Company pursuant to              ISSUER            YES             FOR                  FOR

Section 701 of the Companies Act 2006, to make one or

 more market purchases  within the meaning of section

 693 4  of the Companies Act 2006  of up to

17,602,636 ordinary shares in the capital of the

Company on the basis that:  A  the minimum price

which may be paid for each ordinary share is the

nominal amount of that share;  B  the maximum price

which may be paid for each ordinary share is the

higher of  i  an amount equal to 105% of the average

of the middle market quotations for an ordinary

PROPOSAL #CONT: CONT from the Daily Official List,            ISSUER             NO              N/A                  N/A

for the five business days immediately preceding the

day on which the ordinary share is agreed to be

purchased, and ii  the higher of the price of the

last independent trade and the highest current

independent bid on the London Stock Exchange Official

 List at the time the purchase is agreed; and  C

this authority will expire on the conclusion of the

AGM of the Company to be held in 2011 or, if earlier,

 21 SEP 2011  provided that in relation to the

purchase of ordinary shares the contract for which is

 concluded before such date and which is to be

executed wholly or partly after such date the Company

 may purchase ordinary shares pursuant to any such

contract under this authority

PROPOSAL #S.13: Approve the general meeting of the            ISSUER            YES             FOR                  FOR

Company other than an AGM may be called on not less

than 14 clear days' notice

PROPOSAL #S.14: Amend the  A  Articles of Association        ISSUER            YES             FOR                  FOR

 of the Company by deleting all the provisions of the

 Company's Memorandum of Association which, by virtue

 of section 28 of the Companies Act 2006, are to be

treated as provisions of the Company's Articles of

Association; and  B  the Articles of Association

produced to the meeting, and initialled by the

Chairman for the purpose of identification, be

adopted as the Articles of Association of the Company

 in substitution for, and to the exclusion of, all

existing Articles of Association of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHITE MOUNTAINS INSURANCE GROUP, LTD.

  TICKER:                  WTM                 CUSIP:   G9618E107

  MEETING DATE:      5/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: B.R. BERKOWITZ*                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.W. DAVIS*                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E.E. HOLIDAY*                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: L.A. SMITH*                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: B.E. KENSIL**                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E.A. PETTERSSON**                                ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G.A. THORSTENSSON**                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.L. WATERS**                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.H. REPASY***                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.J. TRACE***                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.L. WATERS***                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.W. DAVIS+                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: B.E. KENSIL+                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: C.H. REPASY+                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.J. TRACE+                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A.L. WATERS+                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. BARRETTE$                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: H.K. CHENG$                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID T. FOY$                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.L. PITTS$                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: R. BARRETTE#                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D.T. FOY#                                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: J.L. PITTS#                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.J. TRACE#                                           ISSUER            YES             FOR                  FOR

PROPOSAL #07: APPROVAL OF AMENDMENTS TO, AND                       ISSUER            YES             FOR                  FOR

PERFORMANCE CRITERIA IN, THE COMPANY'S LONG-TERM

INCENTIVE PLAN.

PROPOSAL #08: APPROVAL OF AMENDMENTS TO THE TERMS OF         ISSUER            YES         AGAINST           AGAINST

OPTIONS GRANTED TO THE CHAIRMAN AND CEO.

PROPOSAL #09: APPROVAL OF APPOINTMENT OF                              ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WHOLE FOODS MARKET, INC.

  TICKER:                  WFMI               CUSIP:   966837106

  MEETING DATE:      3/8/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: DR. JOHN B. ELSTROTT                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GABRIELLE E. GREENE                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: HASS HASSAN                                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: STEPHANIE KUGELMAN                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JOHN P. MACKEY                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JONATHAN A. SEIFFER                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MORRIS J. SIEGEL                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JONATHAN D. SOKOLOFF                           ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DR. RALPH Z. SORENSON                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: W.A. (KIP) TINDELL, III                      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG, LLP AS INDEPENDENT AUDITOR FOR THE

COMPANY FOR FISCAL YEAR 2010.

PROPOSAL #03: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

EXPANDING THE REQUIREMENT FOR MAJORITY VOTING

STANDARDS FOR ALL MATTERS REQUIRING A VOTE OF

SHAREHOLDERS IN COMPANY'S ARTICLES OF INCORPORATION &

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

AMENDMENT OF THE COMPANY'S BYLAWS TO PERMIT REMOVAL

OF A DIRECTOR WITH OR WITHOUT CAUSE.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

ESTABLISHING A BOARD OF DIRECTORS POLICY CONCERNING

AN ENGAGEMENT PROCESS WITH PROPONENTS OF SHAREHOLDER

PROPOSALS THAT ARE SUPPORTED BY A MAJORITY OF THE

VOTES CAST.

PROPOSAL #06: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

REQUESTING THAT THE BOARD OF DIRECTORS AMEND THE

COMPANY'S CORPORATE GOVERNANCE PRINCIPLES TO ADOPT

AND DISCLOSE A WRITTEN AND DETAILED CEO SUCCESSION

PLANNING POLICY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILLIAM DEMANT HOLDING

  TICKER:                  N/A                 CUSIP:   K9898W129

  MEETING DATE:      4/7/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: The Directors' report on the Company's          ISSUER             NO              N/A                  N/A

activities during the past FY

PROPOSAL #2: Adopt the audited annual report,                     ISSUER            YES             FOR                  FOR

including the consolidated financial statements

PROPOSAL #3: Approve that the profit of DKK 756                 ISSUER            YES             FOR                  FOR

million be transferred to the Company's reserves to

the effect that no dividend will be paid

PROPOSAL #4.1: Re-elect Lars Norby Johansen as a                ISSUER            YES         ABSTAIN           AGAINST

Director, under Article 11.2 of the Articles of

Association

PROPOSAL #4.2: Re-elect Peter Foss as a Director,              ISSUER            YES         ABSTAIN           AGAINST

under Article 11.2 of the Articles of Association

PROPOSAL #4.3: Re-elect Niels B. Christiansen as a            ISSUER            YES             FOR                  FOR

Director, under Article 11.2 of the Articles of

Association

PROPOSAL #4.4: Re-elect Thomas Hofman-Bang as a                 ISSUER            YES             FOR                  FOR

Director, under Article 11.2 of the Articles of

Association

PROPOSAL #5: Re-elect Deloitte Statsautoriseret                 ISSUER            YES             FOR                  FOR

Revisionsaktieselskab as the Auditor

PROPOSAL #6.A: Amend the Articles 1.2, 4.3, 5.1, 5.3,        ISSUER            YES             FOR                  FOR

 5.4, 7.3, 7.4, 7.5, 8.1, 9.2, 9.3, 9.4, 9.5, 10.3,

10.6, 11.1 and 15.1 of the Articles of Association as

 specified

PROPOSAL #6.B: Authorize the Board of Directors until        ISSUER            YES         AGAINST           AGAINST

 the next AGM to allow the Company to acquire own

shares of a nominal value of up to 10% of the share

capital; the bid price of the shares may not differ

by more than 10% from the price quoted on Nasdaq OMX

Copenhagen A/S at the time of the acquisition; the

price quoted on Nasdaq OMX Copenhagen A/S at the time

 of the acquisition means the closing price, all

transactions at 5 P.M

PROPOSAL #6.C: Approve to reduce the Company's share         ISSUER            YES             FOR                  FOR

capital by nominally DKK 606,382 corresponding to the

 Company's holding of own shares; the Company's own

shares were acquired as part of the Company's share

buy-back programme in 2008; the amount of the

reduction was paid out to the shareholders in

accordance with Section 188 of the Danish Companies

Act; the shares were acquired for DKK 170,110,124 in

total, meaning that DKK 169,503,742 has been paid out

 in addition to the nominal value of the reduction

amount; as a result of the capital reduction, it is

proposed that Article 4.1 of the Articles of

Association be amended as follows after expiry of the

 deadline stipulated in Section 192 of the Danish

Companies Act: The Company's share capital is DKK

58,349,875, divided into shares of DKK 1 or any

multiple thereof

PROPOSAL #6.D: Authorize the Chairman of the general         ISSUER            YES             FOR                  FOR

meeting to make such additions, alterations or

amendments to or in the resolutions passed by the

general meeting and the application for registration

of the resolutions to the Danish Commerce and

Companies Agency  Erhvervs-og Selskabsstyrelsen  as

the Agency may require for registration

PROPOSAL #7: Any other business                                              ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILLIAM HILL PLC, LONDON

  TICKER:                  N/A                 CUSIP:   G9645P117

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors' report and                   ISSUER            YES             FOR                  FOR

accounts for the fifty-two weeks ended 29 DEC 2009

PROPOSAL #2: Approve the Directors' remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3: Re-election of David Allvey as a                     ISSUER            YES         AGAINST           AGAINST

Director of the Company

PROPOSAL #4: Re-election of Ralph Topping as a                   ISSUER            YES             FOR                  FOR

Director of the Company

PROPOSAL #5: Election of Neil Cooper as a Director of        ISSUER            YES             FOR                  FOR

 the Company

PROPOSAL #6: Re-appointment of Deloitte LLP as the            ISSUER            YES         AGAINST           AGAINST

Auditors of the Company

PROPOSAL #7: Authorize the Directors to determine the        ISSUER            YES         AGAINST           AGAINST

 remuneration of the Auditors

PROPOSAL #8: Authorize the Directors to establish the        ISSUER            YES             FOR                  FOR

 William Hill PLC Performance Share Plan

PROPOSAL #9: Authorize the Directors to establish the        ISSUER            YES             FOR                  FOR

 William Hill PLC Share Incentive Plan

PROPOSAL #10: Authorize the Company or any of its              ISSUER            YES             FOR                  FOR

subsidiaries to make donations to political

organizations and to incur political expenditure

PROPOSAL #11: Approve to renew the Directors'                     ISSUER            YES             FOR                  FOR

authority to allot relevant securities to a maximum

of GBP 46,743,320

PROPOSAL #S.12: Approve to renew the Directors'                 ISSUER            YES             FOR                  FOR

authority under Section 570 of the Companies Act 2006

 to allot equity securities for cash up to a maximum

nominal amount of GBP 3,505,749

PROPOSAL #S.13: Approve to renew the Company's                   ISSUER            YES             FOR                  FOR

authority to make market purchases of ordinary shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILLIS GROUP HOLDINGS LIMITED

  TICKER:                  WSH                 CUSIP:   G96655108

  MEETING DATE:      12/11/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: SCHEME OF ARRANGEMENT                                       ISSUER            YES             FOR                  FOR

PROPOSAL #02: DISTRIBUTABLE RESERVES                                     ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILLIS GROUP HOLDINGS PLC

  TICKER:                  WSH                 CUSIP:   G96666105

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: WILLIAM W. BRADLEY      ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: JOSEPH A. CALIFANO      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: ANNA C. CATALANO         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: SIR ROY GARDNER           ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SIR JEREMY HANLEY        ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ROBYN S. KRAVIT           ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JEFFREY B. LANE           ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: WENDY E. LANE               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: JAMES F. MCCANN           ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JOSEPH J. PLUMERI        ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: DOUGLAS B. ROBERTS      ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFY REAPPOINTMENT OF DELOITTE LLP AS        ISSUER            YES             FOR                  FOR

 AUDITORS UNTIL THE CLOSE OF THE NEXT ANNUAL GENERAL

MEETING OF SHAREHOLDERS.

PROPOSAL #03: APPROVE OF THE WILLIS GROUP HOLDINGS            ISSUER            YES             FOR                  FOR

PUBLIC LIMITED COMPANY 2010 NORTH AMERICAN EMPLOYEE

STOCK PURCHASE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILMAR INTERNATIONAL LTD

  TICKER:                  N/A                 CUSIP:   Y9586L109

  MEETING DATE:      10/2/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, subject to the grant by the            ISSUER            YES             FOR                  FOR

HKEX and the relevant regulatory authority of

approval for the IPO and Listing of Wilmar China,

which will be a principal subsidiary of the Company,

and the listing of and permission to deal in Wilmar

China Shares in issue and to be issued by Wilmar

China on the Main Board of the HKEX, a material

dilution of 20% or more of the Company's shareholding

 interest in Wilmar China resulting from the issue by

 Wilmar China of the new Wilmar China Shares in

connection with the IPO and Listing; and authorize

the Directors of the Company or any of them to

complete and do all such acts and things [including

executing such documents as may be required] as they

and/or he may consider expedient or necessary to give

 effect to the transactions contemplated by this

PROPOSAL #2.: Approve, subject to the grant by the            ISSUER            YES             FOR                  FOR

HKEX and the relevant regulatory authority of

approval for the IPO and Listing of Wilmar China,

which will be a principal subsidiary of the Company,

and the listing of and permission to deal in Wilmar

China Shares in issue and to be issued by Wilmar

China on the Main Board of the HKEX, the Possible

Disposal by the Company, on the terms and conditions

as specified and such other terms and conditions as

the Directors may deem fit in the interest of the

Company; and authorize the Directors of the Company

or any of them to complete and do all such acts and

things [including executing such documents as may be

required] as they and/or he may consider expedient or

 necessary to give effect to the transactions

contemplated by this Resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILMAR INTL LTD

  TICKER:                  N/A                 CUSIP:   Y9586L109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited accounts         ISSUER            YES             FOR                  FOR

for the YE 31 DEC 2009 and the reports of the

Directors and Auditors thereon

PROPOSAL #2.: Approve the payment of a proposed final        ISSUER            YES             FOR                  FOR

 one-tier tax exempt dividend of SGD 0.05 per

ordinary share for the YE 31 DEC 2009

PROPOSAL #3.: Approve the payment of the Director's          ISSUER            YES             FOR                  FOR

fees of SGD 360,000 for the YE 31 DEC 2009

PROPOSAL #4.: Re-elect Mr. Leong Horn Kee as a                   ISSUER            YES             FOR                  FOR

Director, retiring under Article 99

PROPOSAL #5.: Re-elect Mr. Lee Hock Kuan as a                     ISSUER            YES             FOR                  FOR

Director, retiring under Article 99

PROPOSAL #6.: Re-elect Mr. Kuok Khoon Ean as a                   ISSUER            YES             FOR                  FOR

Director, retiring under Article 99

PROPOSAL #7.: Re-elect Mr. John Daniel Rice as a                ISSUER            YES             FOR                  FOR

Director, retiring under Article 99

PROPOSAL #8.: Re-elect Mr. Kuok Khoon Chen as a                 ISSUER            YES             FOR                  FOR

Director, retiring under Article 100

PROPOSAL #9.: Re-appoint Ernst & Young LLP as the              ISSUER            YES             FOR                  FOR

Auditors of the Company and to authorise the

Directors to fix their remuneration

PROPOSAL #10.: Approve, for the renewal of the                   ISSUER            YES             FOR                  FOR

mandate for the purposes of Chapter 9 of the Listing

Manual of Singapore Exchange Securities Trading

Limited, for the Company, its subsidiaries and

associated Companies [within the meaning of the said

Chapter 9] or any of them to enter into transactions

falling within the categories of Interested Person

Transactions as set out in the Company's Addendum to

Shareholders dated 01 APR 2010 [being an addendum to

the Annual Report of the Company for the FYE 31 DEC

2009 [the Addendum], with any party who is of the

class or classes of interested persons described in

the Addendum, provided that such transactions are

carried out on normal commercial terms and will not

be prejudicial to the interests of the Company and

its minority shareholders and are in accordance with

the procedures as set out in the Addendum [the IPT

Mandate]; [authority expires until the next AGM of

the Company is held or is required by law to be

held]; and authorize the Directors of the Company

and/or to do all such acts and things [including,

without limitation, executing all such documents as

may be required] as they and/or he may consider

expedient or necessary or in the interests of the

Company to give effect to the IPT Mandate and/or this

PROPOSAL #11.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies

Act, Chapter 50, and the listing rules of the

Singapore Exchange Securities Trading Limited [the

''SGX-ST''] (including any supplemental measures

thereto from time to time), to: issue shares in the

capital of the Company whether by way of rights,

bonus or otherwise; make or grant offers, agreements

or options [collectively, Instruments] that might or

would require shares to be issued or other

transferable rights to subscribe for or purchase

shares including but not limited to the creation and

issue of warrants, debentures or other instruments

convertible into shares; and issue additional

Instruments arising from adjustments made to the

number of Instruments previously issued, while the

authority conferred by shareholders was in force, in

accordance with the terms of issue of such

Instruments, [notwithstanding that such authority

conferred by shareholders may have ceased to be in

force]; at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may in their absolute discretion

deem fit; and [notwithstanding the authority

conferred by the shareholders may have ceased to be

in force] issue shares in pursuance of any Instrument

 made or granted by the Directors while the authority

 was in force or any additional Instrument referred

to in [a][iii] above, provided always that (i) (a)

except in respect of a pro rate renounceable rights

issue [the Other Share Issue], the aggregate number

of shares to be issued pursuant to this resolution

[including shares to be issued in pursuance of

Instruments made or granted pursuant to this

resolution] does not exceed 50% of the total number

of issued shares [excluding treasury shares] in the

capital of the Company at the time of passing of this

 Resolution [as specified in accordance with

subparagraph (ii) below], of which the aggregate

number of shares other than on a pro rata basis to

existing shareholders [including shares to be issued

in pursuance of Instruments made or granted pursuant

to this resolution] does not exceed 20% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company at the time of passing

of this resolution [as specified in accordance with

subparagraph (ii) below]; in respect of a pro rate

renounceable rights issue [the Renounceable Rights

Issue] , the aggregate number of shares to be issued

[including shares to be issued in pursuance of

instruments made or garanted in connection with such

renounceable rights issue] does not exceed 100% of

the total number of issued shares [excluding treasury

 shares] in the capital of the Company [as specified

in accordance with subparagraph (ii) below]; and the

number of shares to be issued pursuant to the Other

Shares Issues and Renounceable Rights Issue shall not

 , in aggregate, exceed 100% of the total number of

issued shares [excluding treasury shares] in the

PROPOSAL #12.: Authorize the Directors of the Company        ISSUER            YES         AGAINST           AGAINST

 to offer and grant options from time to time in

accordance with the provisions of the Wilmar

Executives' Share Option Scheme 2009 of the Company

[Wilmar ESOS 2009] and, pursuant to Section 161 of

the Companies Act, Chapter 50, to allot and issue

from time to time such number of shares in the

capital of the Company as may be required to be

issued pursuant to the exercise of options granted

[while the authority conferred by this resolution is

in force] under the Wilmar ESOS 2009, notwithstanding

 that the authority conferred by this resolution may

have ceased to be in force, provided that the

aggregate number of shares to be issued pursuant to

the Wilmar ESOS 2009 and all other share-based

incentive schemes of the Company [including but

limited to the Wilmar Executives Share Option Scheme

2000] if any, shall not exceed 15% of the total

number of issued shares [excluding treasury shares]

of the capital of the Company from time to time, as

determined in accordance with the provisions of the

PROPOSAL #13.: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company , contingent upon passing of Resolution

11 above and subject to the provisions of the Listing

 Manual of the Singapore Exchange Securities Trading

Limited [the SGX-ST] [including any supplemental

measures thereto from time to time] to undertake

placements of new shares on a pro rata basis priced

at a discount exceeding 10% but not more than 20% of

the weighted average price as determined in

accordance with the requirements of the Listing

Manual of SGX-ST [including any supplemental measures

 thereto from time to time]; and [unless revoked or

varied by the Company in general meeting] the

authority conferred by this Resolution [Authority

expires shall, unless revoked or varied by the

Company in general meeting, continue in force until

the next AGM of the Company is held or is required by

 law to be held], or 31 DEC 2010 [or such other

period as may be permitted by the SGX-ST], whichever

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILMAR INTL LTD

  TICKER:                  N/A                 CUSIP:   Y9586L109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Authorize the Company, for the purposes        ISSUER            YES         AGAINST           AGAINST

 of Sections 76C and 76E of the Companies Act,

Chapter 50 of Singapore (the Act), the exercise by

the Share Purchase Committee of all the powers of the

 Company to purchase or otherwise acquire issued

ordinary shares of the Company (the shares) not

exceeding in aggregate the Prescribed Limit (as

hereinafter defined), at such price or prices as may

be determined by the Share Purchase Committee from

time to time up to the Maximum Price (as specified),

whether by way of: (i) on-market purchases (each an

on-market share purchase) on the Singapore Exchange

Securities Trading Limited (the SGX-ST); and/or (ii)

off-market purchases (each an off-market share

purchase) effected in accordance with any equal

access scheme(s) as may be determined or formulated

by the Share Purchase Committee as they may consider

fit, which scheme(s) shall satisfy all the conditions

 prescribed by the Act, and otherwise in accordance

with all other laws and regulations and rules of the

SGX-ST as may for the time being be applicable, be

authorized and approved generally and unconditionally

 (the share purchase mandate); [Authority expires the

 earliest of the date on which the next AGM of the

Company is held; or the date by which the next AGM of

 the Company is required by law to be held]; or

authorize the Directors of the Company and/or each of

 them to complete and do all such acts and things as

they and/or he may consider necessary, desirable,

expedient, incidental or in the interests of the

Company to give effect to the transactions

contemplated and/or authorized by this ordinary

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILMAR INTL LTD

  TICKER:                  N/A                 CUSIP:   Y9586L109

  MEETING DATE:      4/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the proposed offer and grant to         ISSUER            YES         AGAINST           AGAINST

Mr. Kuok Khoon Hong, a controlling shareholder of the

 Company, of option[s] pursuant to and in accordance

with the rules of the 2009 Option Scheme on the

following terms, as specified and authorize the

Directors to allot and issue shares upon the exercise

 of such options(s), as specified

PROPOSAL #2: Approve the proposed offer and grant to         ISSUER            YES         AGAINST           AGAINST

Mr. Martua Sitorus, a controlling shareholder of the

Company, of option[s] pursuant to and in accordance

with the rules of the 2009 Option Scheme on the

following terms, as specified and authorize the

Directors to allot and issue shares upon the exercise

 of such options(s), as specified

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WILSON BAYLY HOLMES - OVCON LTD

  TICKER:                  N/A                 CUSIP:   S5923H105

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the financial                     ISSUER            YES             FOR                  FOR

statements and reports of the Directors and the

Auditors of the Company for the YE 30 JUN 2009

PROPOSAL #2.1: Re-elect N.N.A. Matyumza as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #2.2: Re-elect J.P. Botha as a Director, who        ISSUER            YES             FOR                  FOR

 retires by rotation

PROPOSAL #2.3: Re-elect N.S. Maziya as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #2.4: Re-elect N.S. Mjoli-Mncube as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #2.5: Re-elect J.W. Abbott as a Director,            ISSUER            YES             FOR                  FOR

who retires by rotation

PROPOSAL #3.: Approve the fees payable to the Non-             ISSUER            YES             FOR                  FOR

Executive Directors for 2009

PROPOSAL #4.: Re-appoint BDO Spencer Steward                       ISSUER            YES             FOR                  FOR

[Johannesburg] Inc., as the Group's Auditors for the

ensuing year

PROPOSAL #5.1: Approve, subject to meeting the                   ISSUER            YES             FOR                  FOR

requirements of the JSE Limited [the JSE], that the

unissued ordinary shares in the capital of the

Company reserved for the purposes of the Company's

Share Schemes, continue to be placed under the

control of the Directors, to issue these shares at

such times and on such terms as they deem fit

PROPOSAL #5.2: Authorize the Directors, that after            ISSUER            YES             FOR                  FOR

providing for the shares reserved for the purpose of

the Company's Share Schemes, the balance of unissued

ordinary shares be placed under the control of the

Directors, to allot and issue these shares at such

times and on such terms as they may decided, subject

to the Listing Requirements of the JSE and provided

that any shares issued in terms of this authority

shall not exceed 10% of the Company's issued share

capital prior to such issue

PROPOSAL #6.: Grant authority to the signature of              ISSUER            YES             FOR                  FOR

documents necessary for or incidental to the

resolutions proposed at the AGM

PROPOSAL #S.7: Authorize the Directors to approve and        ISSUER            YES             FOR                  FOR

 implement the acquisition by the Company [or a

subsidiary of the Company up to a maximum of 10% of

the number of issued ordinary shares of the Company],

 in terms of the Companies Act as amended, and the

rules and requirements of the JSE Limited [JSE] which

 provide, inter alia, that the Company may only make

a general repurchase of its ordinary shares subject

to: the repurchase being implemented through the

order book operated by the JSE trading system,

without prior understanding or arrangement between

the Company and the counterparty; the Company being

authorized thereto by its Articles of Association;

repurchases not being made at a price greater than

10% above the weighted average of the market value of

 the ordinary shares for the 5 business days

immediately preceding the date on which the

transaction was effected; an announcement being

published as soon as the Company has repurchased

ordinary shares constituting, on a cumulative basis,

3% of the initial number of ordinary shares, and for

each 3% in aggregate of the initial number of

ordinary shares repurchased thereafter, containing

full details of such repurchase; repurchases not

exceeding 20% in aggregate of the Company's issued

ordinary share capital in any 1 FY; the Company's

sponsor confirming the adequacy of the Company's

working capital for purposes of undertaking the

repurchase of ordinary shares in writing to the JSE

upon entering the market to proceed with the

repurchase; the Company remaining in compliance with

paragraphs 3.37 to 3.41 of the JSE Listings

Requirements concerning shareholder spread after such

 repurchase; the Company and/or its subsidiaries not

repurchasing securities during a prohibited period as

 defined in paragraph 3.67 of the JSE Listings

Requirements, unless it has in place a repurchase

programme where the dates and quantities of

securities to be traded during the relevant period

are fixed and full details of the programme have been

 disclosed in an announcement published on SENS prior

 to the commencement of the prohibited period; and

the Company only appointing one agent to effect any

repurchases on its behalf; [Authority expires the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WIMM BILL DANN FOODS

  TICKER:                  WBD                 CUSIP:   97263M109

  MEETING DATE:      5/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: APPROVE THE WBD FOODS OJSC ANNUAL                 ISSUER            YES             FOR               AGAINST

REPORT FOR 2009 BASED ON RUSSIAN STATUTORY REPORTING

STANDARDS.

PROPOSAL #02: APPROVAL OF THE ANNUAL FINANCIAL                   ISSUER            YES             FOR               AGAINST

STATEMENTS, INCLUDING PROFIT AND LOSS STATEMENTS FOR

2009.

PROPOSAL #03: WBD FOODS OJSC PROFIT AND LOSS                       ISSUER            YES             FOR               AGAINST

ALLOCATION (INCLUDING PAYOUT (ANNOUNCEMENT) OF

DIVIDENDS): A) BASED ON 2009 FINANCIAL RESULTS

PAYMENT OF DIVIDENDS ON WBD FOODS OJSC OUTSTANDING

ORDINARY REGISTERED SHARES, HAVING DETERMINED THE

SIZE OF DIVIDENDS PER ONE ORDINARY REGISTERED SHARE

OF RUR 30 (THIRTY) 00 KOPECKS, BE ANNOUNCED; B)

DIVIDEND PAYMENT/ANNOUNCEMENT TERMS BE DEFINED; C)

THE AMOUNT OF NET PROFIT OF WBD FOODS OJSC AS

REFLECTED IN 2009 STATUTORY FINANCIAL STATEMENTS, ALL

 AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PROPOSAL #04: FOR THE PURPOSE OF AUDIT OF WBD FOODS          ISSUER            YES         AGAINST           AGAINST

OJSC'S FINANCIAL AND BUSINESS ACTIVITY, AND IN

COMPLIANCE WITH LEGAL ACTS OF THE RUSSIAN FEDERATION,

 TO ASSIGN AS THE AUDITOR OF THE COMPANY IN 2010. 4A)

 TO VOTE IN FAVOR OF 4A VOTE FOR SV - AUDIT CJSC 4B)

TO VOTE IN FAVOR OF 4B VOTE AGAINST ERNST AND YOUNG

ELECTION OF DIRECTOR: GUY DE SELLIERS                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: M.V. DUBININ                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: I.V. KOSTIKOV                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL A. O'NEILL                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: A. SERGEEVICH ORLOV                             ISSUER            YES        WITHHOLD           AGAINST

ELECTION OF DIRECTOR: S.A. PLASTININ                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: G. ABRAMOVICH YUSHVAEV                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: DAVID IAKOBACHVILI                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: E. GRIGORIEVICH YASIN                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MARCUS RHODES                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: JACQUES VINCENT                                    ISSUER            YES             FOR                  FOR

PROPOSAL #6A: ELECTION OF THE MEMBERS OF WBD FOODS            ISSUER            YES             FOR               AGAINST

OJSC AUDITING COMMITTEE MEMBER: VOLKOVA NATALIA

BORISOVNA.

PROPOSAL #6B: ELECTION OF THE MEMBERS OF WBD FOODS            ISSUER            YES             FOR               AGAINST

OJSC AUDITING COMMITTEE MEMBER: VERSHININA IRINA

ALEXANDROVNA.

PROPOSAL #6C: ELECTION OF THE MEMBERS OF WBD FOODS            ISSUER            YES             FOR               AGAINST

OJSC AUDITING COMMITTEE MEMBER: POLIKARPOVA NATALIA

LEONIDOVNA.

PROPOSAL #6D: ELECTION OF THE MEMBERS OF WBD FOODS            ISSUER            YES             FOR               AGAINST

OJSC AUDITING COMMITTEE MEMBER: PEREGUDOVA EKATERINA

ALEXANDROVNA.

PROPOSAL #6E: ELECTION OF THE MEMBERS OF WBD FOODS            ISSUER            YES             FOR               AGAINST

OJSC AUDITING COMMITTEE MEMBER: SOLNTSEVA EVGENIA

SOLOMONOVNA.

PROPOSAL #6F: ELECTION OF THE MEMBERS OF WBD FOODS            ISSUER            YES             FOR               AGAINST

OJSC AUDITING COMMITTEE MEMBER: KOLESNIKOVA NATALYA

NIKOLAEVNA.

PROPOSAL #6G: ELECTION OF THE MEMBERS OF WBD FOODS            ISSUER            YES             FOR               AGAINST

OJSC AUDITING COMMITTEE MEMBER: SHAVERO TATIANA

VIKTOROVNA.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WINBOND ELECTRS CORP

  TICKER:                  N/A                 CUSIP:   Y95873108

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Approve the proposal listed in Taiwan         ISSUER            YES             FOR                  FOR

Stock Exchange TWSE  by public underlying for the

subsidiaries, Nuvoton Technology Corp

PROPOSAL #B.4: Approve the issuance of securities via        ISSUER            YES             FOR                  FOR

 public or private placement

PROPOSAL #B.5: Approve to revise the Articles of                ISSUER            YES             FOR                  FOR

Incorporation

PROPOSAL #B.6: Approve to revise the rules of                     ISSUER            YES             FOR                  FOR

shareholder meeting

PROPOSAL #B.7: Approve the procedures of the election        ISSUER            YES             FOR                  FOR

 of Directors and Supervisors

PROPOSAL #B.8: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

endorsement, guarantee and monetary loans

PROPOSAL #B.9: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.10: Other issues and Extraordinary motions      ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WING HANG BANK LTD

  TICKER:                  N/A                 CUSIP:   Y9588K109

  MEETING DATE:      5/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Adopt the audited financial statements          ISSUER            YES             FOR                  FOR

and the report of the Directors and the Independent

Auditor's report for the YE 31 DEC 2009

PROPOSAL #2: Declare a final dividend of HKD0.50 per         ISSUER            YES             FOR                  FOR

share for the YE 31 DEC 2009

PROPOSAL #3.a: Re-election of Dr FUNG Yuk Bun Patrick        ISSUER            YES             FOR                  FOR

 as a Director

PROPOSAL #3.b: Re-election of Mr. Frank John WANG as         ISSUER            YES             FOR                  FOR

a Director

PROPOSAL #3.c: Re-election of Mr. TUNG Chee Chen as a        ISSUER            YES         AGAINST           AGAINST

 Director

PROPOSAL #4: Authorize the Board of Directors to fix         ISSUER            YES             FOR                  FOR

Directors' fees

PROPOSAL #5: Re-appointment of KPMG as the Auditors          ISSUER            YES             FOR                  FOR

of the Bank and authorize the Board of Directors to

fix their remuneration

PROPOSAL #6: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to allot, issue and deal with

additional shares not exceeding 20% of the issued

share capital of the Bank

PROPOSAL #7: Approve to grant a general mandate to            ISSUER            YES             FOR                  FOR

the Directors to repurchase shares of the Bank not

exceeding 10% of the issued share capital of the Bank

PROPOSAL #8: Approve to extend the general mandate            ISSUER            YES             FOR                  FOR

granted to the Directors to allot, issue and deal

with additional shares of the Bank pursuant to

Resolution No. 6 above, by the addition of the

aggregate number of shares repurchased under the

authority granted pursuant to Resolution No. 7 above

PROPOSAL #9: Approve the amendments of the Articles          ISSUER            YES             FOR                  FOR

of Association of the Bank

PROPOSAL #10: Approve and adopt the amended and the          ISSUER            YES             FOR                  FOR

restated Articles of Association of the Bank

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WING TAI HOLDINGS LTD

  TICKER:                  N/A                 CUSIP:   V97973107

  MEETING DATE:      10/28/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the audited financial        ISSUER            YES             FOR                  FOR

 statements for the FYE 30 JUN 2009 and the reports

of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a first and final tax-exempt            ISSUER            YES             FOR                  FOR

[one-tier] dividend of 3 cents per share and a

special tax-exempt [one-tier] dividend of 1 cent per

share for the FYE 30 JUN 2009

PROPOSAL #3.: Approve the Directors' fees of SGD                ISSUER            YES             FOR                  FOR

405,700 for the FYE 30 JUN 2009

PROPOSAL #4.: Re-elect Mr. Cheng Wai Keung as a                 ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 107

of the Company's Articles of Association

PROPOSAL #5.: Re-elect Mr. Boey Tak Hap as a                       ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 107

of the Company's Articles of Association

PROPOSAL #6.: Re-elect Ms. Tan Hwee Bin as a                       ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 117

of the Company's Articles of Association

PROPOSAL #7.: Re-elect Mr. Chng Chee Beow as a                   ISSUER            YES             FOR                  FOR

Director, who retires in accordance with Article 117

of the Company's Articles of Association

PROPOSAL #8.: Re-appoint PricewaterhouseCoopers LLP          ISSUER            YES             FOR                  FOR

as the Auditors of the Company and authorize the

Directors to fix their remuneration

PROPOSAL #9.: Re-appoint Mr. Lee Han Yang as a                   ISSUER            YES             FOR                  FOR

Director to hold office until the next AGM pursuant

to Section 153[6] of the Companies Act [Chapter 50]

PROPOSAL #10.: Re-appoint Mr. Lee Kim Wah as a                   ISSUER            YES             FOR                  FOR

Director to hold office until the next AGM pursuant

to Section 153[6] of the Companies Act [Chapter 50]

PROPOSAL #11.: Re-appoint Mr. Phua Bah Lee as a                 ISSUER            YES             FOR                  FOR

Director to hold office until the next AGM pursuant

to Section 153[6] of the Companies Act [Chapter 50]

PROPOSAL #12.: Re-appoint Tan Sri Dato' Mohamed                 ISSUER            YES             FOR                  FOR

Noordin bin Hassan as a Director to hold office until

 the next AGM pursuant to Section 153[6] of the

Companies Act [Chapter 50]

PROPOSAL #13.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, pursuant to Section 161 of the Companies Act

 [Chapter 50], and the listing rules of the SGX-ST,

to issue: shares in the capital of the Company

[shares]; or convertible securities; or additional

convertible securities issued pursuant to

adjustments; or shares arising from the conversion of

 the securities in above, [whether by way of rights,

bonus or otherwise] at any time and upon such terms

and conditions and for such purposes and to such

persons as the Directors may in their absolute

discretion deem fit [notwithstanding the authority

conferred by this Resolution may have ceased to be in

 force], provided that: the aggregate number of

shares to be issued pursuant to this Resolution

[including shares to be issued in pursuance of

convertible securities made or granted pursuant to

this Resolution] does not in the case of a

renounceable rights issue exceed 100% of the total

number of issued shares [excluding treasury shares]

in the capital of the Company [pursuant to this

Resolution] [Issued Shares]; and in all other cases,

50% of the total number of issued shares provided

that the aggregate number of shares to be issued

other than on a pro rata basis to shareholders of the

 Company does not exceed 20% of the total number of

issued shares; [subject to such manner of calculation

 as may be prescribed by the SGX-ST] for the purpose

of determining the aggregate number of shares that

may be issued above, the percentage of issued shares

shall be based on the total number of issued shares

[excluding treasury shares] in the capital of the

Company at the time this Resolution is passed, after

adjusting for: new shares arising from the conversion

 or exercise of any convertible securities or share

options or vesting of share awards which are

outstanding or subsisting at the time this resolution

 is passed, provided the options or awards were

granted in compliance with the Listing Manual; and

any subsequent bonus issue, consolidation or

subdivision of shares; in exercising the authority

conferred by this resolution, the Company shall

comply with the rules, guidelines and measures issued

 by the SGX-ST for the time being in force [unless

such compliance has been waived by the SGX-ST] and

the Articles of Association for the time being of the

 Company; and [Authority expires the earlier of the

conclusion of the next AGM of the Company or the date

PROPOSAL #14.: Authorize the Directors, subject to            ISSUER            YES             FOR                  FOR

and pursuant to the share issue mandate in Resolution

 13 above being obtained, to issue new shares other

than on a pro-rata basis to shareholders of the

Company at an issue price per new share which shall

be determined by the Directors in their absolute

discretion provided that such price shall not

represent more than 20% discount to the weighted

average price per share determined in accordance with

 the requirements of the SGX-ST

PROPOSAL #15.: Authorize the Directors to: grant                ISSUER            YES         AGAINST           AGAINST

awards in accordance with the provisions of the Wing

Tai Performance Share Plan [PSP] and Wing Tai

Restricted Share Plan [RSP]; and to allot and issue

from time to time such number of ordinary shares in

the capital of the Company as may be required to be

issued pursuant to the exercise of options under the

Wing Tai Share Option Scheme 2001 and/or such number

of fully paid shares as may be required to be issued

pursuant to the vesting of awards under the PSP

and/or the RSP, provided that the aggregate number of

 new shares to be allotted and issued, and existing

shares which may be delivered [whether such existing

shares are acquired, pursuant to share purchase

mandate or [to the extent permitted by law] held as

treasury shares, or otherwise] in respect of the

above, shall not exceed 10% of the total number of

issued shares [including treasury shares] from time

PROPOSAL #16.: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, for the purposes of the Companies Act,

[Chapter 50] of Singapore [the Companies Act], to

purchase or otherwise acquire Shares not exceeding in

 aggregate the maximum limit [as specified], at such

price(s) as may be determined by the Directors from

time to time up to the Maximum Price [as specified],

whether by way of: market purchase(s) [each a Market

Purchase] on the SGX-ST; and/or off-market

purchase(s) [each an Off-Market Purchase] in

accordance with any equal access scheme(s) as may be

determined or formulated by the Directors as they

consider fit, which scheme(s) shall satisfy all the

conditions prescribed by the Companies Act, and

otherwise in accordance with all other laws and

regulations, including but not limited to, the

provisions of the Companies Act and listing rules of

the SGX-ST as may for the time being be applicable,

approve [the Share Purchase Mandate]; the authority

conferred on the Directors pursuant to the Share

Purchase Mandate may be exercised by the Directors at

 any time and from time to time during the period

commencing from the date of the passing of this

Ordinary Resolution and; the date on which the

purchases or acquisitions of Shares by the Company

pursuant to the Share Purchase Mandate are carried

out to the full extent mandated; in this Ordinary

Resolution: Maximum Limit means that number of Shares

 representing 10% of the aggregate issued ordinary

shares of the Company as at the date of the passing

of this Ordinary Resolution or the date of the last

AGM, whichever is the higher, unless the Company has

effected a reduction of the share capital of the

Company in accordance with the applicable provisions

of the Companies Act, at any time during the Relevant

 Period, in which event the issued ordinary shares of

 the Company shall be taken to be the number of the

issued ordinary shares of the Company as altered

[excluding any treasury shares that may be held by

the Company from time to time]; and Maximum Price, in

 relation to a Share to be purchased or acquired,

means the purchase price [excluding brokerage, stamp

duties, commission, applicable goods and services tax

 and other related expenses] which shall not exceed:

in the case of a Market Purchase, 5% above the

average of the closing market prices of the Shares

over the 5 Market Days on which transactions in the

Shares were recorded before the day on which the

Market Purchase was made by the Company and deemed to

 be adjusted for any corporate action that occurs

after the relevant 5 day period; and in the case of

an Off-Market Purchase, 20% above the average of the

closing market prices of the Shares over the 5 Market

 Days on which transactions in the Shares were

recorded before the day on which the Company makes an

 announcement of an offer under the Off-Market

Purchase scheme and deemed to be adjusted for any

corporate action that occurs after the relevant 5 day

 period; and authorize the Directors and/or any of

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WIPRO LIMITED

  TICKER:                  WIT                 CUSIP:   97651M109

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: ADOPTION OF REPORT AND ACCOUNTS AS AT          ISSUER            YES             FOR                  FOR

MARCH 31, 2009.

PROPOSAL #O2: DECLARATION OF FINAL DIVIDEND ON EQUITY        ISSUER            YES             FOR                  FOR

 SHARES.

PROPOSAL #O3: RE-APPOINTMENT OF MR B C PRABHAKHAR AS         ISSUER            YES             FOR                  FOR

DIRECTOR

PROPOSAL #O4: RE-APPOINTMENT OF MR WILLIAM ARTHUR              ISSUER            YES             FOR                  FOR

OWENS AS DIRECTOR

PROPOSAL #O5: RE-APPOINTMENT OF DR JAGDISH N SHETH AS        ISSUER            YES             FOR                  FOR

 DIRECTOR

PROPOSAL #O6: RE-APPOINTMENT OF STATUTORY AUDITORS -         ISSUER            YES             FOR                  FOR

M/S BSR & CO.

PROPOSAL #S7: RE-APPOINTMENT OF MR AZIM H PREMJI AS          ISSUER            YES             FOR                  FOR

CHAIRMAN AND MANAGING DIRECTOR AND PAYMENT OF

REMUNERATION

PROPOSAL #S8: SCHEME OF ARRANGEMENT PROPOSED TO BE            ISSUER            YES             FOR                  FOR

MADE BETWEEN WIPRO NETWORKS PTE LIMITED, SINGAPORE,

(TRANSFEROR COMPANY NO.1) AND WMNETSERV LIMITED,

CYPRUS, (TRANSFEROR COMPANY NO.2) AND WIPRO LIMITED

(TRANSFEREE COMPANY) FOR MERGER OF INDIAN BRANCH

OFFICES OF WIPRO NETWORKS PTE LIMITED, SINGAPORE AND

WMNETSERV LIMITED CYPRUS WITH WIPRO LIMITED.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WIPRO LIMITED

  TICKER:                  WIT                 CUSIP:   97651M109

  MEETING DATE:      6/4/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O1: ORDINARY RESOLUTION UNDER SECTION 16            ISSUER            YES             FOR                  FOR

AND 94 OF THE COMPANIES ACT, 1956 FOR INCREASE OF

AUTHORISED SHARE CAPITAL AND ALTERATION OF THE

MEMORANDUM OF ASSOCIATION (MOA) OF THE COMPANY BY

ALTERING CLAUSE 5 OF THE MOA

PROPOSAL #S2: SPECIAL RESOLUTION UNDER SECTION 31 OF         ISSUER            YES             FOR                  FOR

THE COMPANIES ACT, 1956 FOR ALTERATION OF ARTICLE 4

AND ARTICLE 152 OF ARTICLES OF ASSOCIATION OF THE

COMPANY

PROPOSAL #O3: ORDINARY RESOLUTION FOR ISSUE OF BONUS         ISSUER            YES             FOR                  FOR

SHARES TO THE SHAREHOLDERS BY CAPITALIZING A PART OF

THE AMOUNT STANDING TO THE CREDIT OF SECURITIES

PREMIUM ACCOUNT

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WIPRO LTD

  TICKER:                  N/A                 CUSIP:   Y96659142

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009 and the profit and

loss account for the YE on that date and the reports

of the Directors and the Auditors thereon

PROPOSAL #2.: Declare a final dividend on equity                ISSUER            YES             FOR                  FOR

shares

PROPOSAL #3.: Re-appoint Mr. B.C. Prabhakar as a                ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. William Arthur Owens as         ISSUER            YES             FOR                  FOR

a Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. Jagdish N. Sheth as a            ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Re-appoint M/s. BSR & Co. as the                   ISSUER            YES             FOR                  FOR

Auditors to hold office from the conclusion of this

meeting until the conclusion of the next AGM of the

Company at remuneration to be decided by the

Audit/Risk and Compliance Committee of the Board in

consultation with the Auditors, which fee may be paid

 on a progressive billing basis to be agreed between

the Auditor and the Audit/Risk and Compliance

Committee or such other officer of the Company as may

 be approved by the Board/Committee

PROPOSAL #7.: Authorize the Members of the Company,          ISSUER            YES             FOR                  FOR

pursuant to the resolutions passed under the

provisions of Sections 269, 309, 311 and other

applicable provisions, if any, of the Companies Act,

1956, the re-appointment of Mr. Azim H. Premji as a

Chairman and Managing Director [designated as

Chairman] of the Company with effect from 31 JUL 2009

 until 30 JUL 2011 as well as the payment of salary,

commission and perquisites [hereinafter referred to

as remuneration], upon the terms and conditions as

specified and authorize the Board of Directors to

alter and vary the terms and conditions of the said

reappointment and/or agreement, in such manner as may

 be agreed to between the Board of Directors and Mr.

Azim H. Premji; that the remuneration payable to Mr.

Azim H. Premji shall not exceed the overall ceiling

of the total managerial remuneration as provided

under Section 309 of the Companies Act, 1956 or such

other limits as may be prescribed by the Government

from time to time; authorize the Board to do all such

 acts, deeds and things and execute all such

documents, instruments and writings as may be

required and to delegate all or any of its powers

herein conferred to any Committee of Directors or

Director(s) to give effect to the aforesaid resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WIPRO LTD

  TICKER:                  N/A                 CUSIP:   Y96659142

  MEETING DATE:      7/21/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the Scheme of Arrangement                 ISSUER            YES             FOR                  FOR

proposed to be made between Wipro Networks Pte

Limited, Singapore, [TRANSFEROR COMPANY No.1] and

WMNETSERV Limited, Cyprus, [TRANSFEROR COMPANY No.2]

and Wipro Limited [TRANSFEREE COMPANY]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WIPRO LTD

  TICKER:                  N/A                 CUSIP:   Y96659142

  MEETING DATE:      6/2/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, pursuant to Section 16 and              ISSUER            YES             FOR                  FOR

Section 94 and other applicable provisions of the

Companies Act, 1956, the authorized share capital of

the Company be increased from INR 3550,000,000/-

divided into 1650,000,000 equity shares of INR 2/-

and 25,000,000 preference shares of INR 10/- each to

a revised limit of INR 5,550,000,000 by creation of

additional 1000,000,000 equity shares of INR 2/- and

accordingly, the Memorandum of Association of the

Company be and is hereby altered as follows: in

Clause 5 of the Memorandum of Association, the

figures and words INR 3550,000,000 divided into

1650,000,000 equity shares of INR 2/- each and

25,000,000 preference shares of INR 10/- each be

substituted by the figures and words INR

5,550,000,000 divided into 2650,000,000 equity shares

 of INR 2/- and 25,000,000 preference shares of INR

PROPOSAL #S.2: Approve, pursuant to Section 31 and            ISSUER            YES             FOR                  FOR

other applicable provisions of the Companies Act,

1956 in the first five lines in Article 4 of the

Articles of Association of the Company, the figures

and words INR 3550,000,000 divided into 1650,000,000

equity shares of INR 2/- and 25,000,000 preference

shares of INR 10/- each be substituted by the figures

 and words 5,550,000,000 divided into 2650,000,000

equity shares of INR 2/- and 25,000,000 preference

shares of INR 10/- each; the first line of Article

152 of the Articles of Association of the Company, be

 amended by inserting the following words after the

words 'A General Meeting' of the members, in a

meeting in person or proxy or, through Postal Ballot

or, by any other means, as may be permitted

PROPOSAL #3.: Approve, pursuant to Article 152 of the        ISSUER            YES             FOR                  FOR

 Articles of Association, a part of the amount

standing to the credit of Securities Premium account

be and is hereby capitalized and transferred fro the

Securities Premium Account to Share Capital Account,

and that such sum be applied for allotment of new

equity shares of INR 2/- each of the Company as fully

 paid up bonus shares to the persons who on a date to

 be hereinafter fixed by the Board of Directors

[hereinafter referred to as Record Date], are the

holders of the existing equity shares of INR 2/- each

 of the Company, and the such new equity shares out

of the Company's unissued equity shares credited as

fully paid up be accordingly allotted as Bonus Shares

 to such persons respectively as aforesaid in the

proportion of 2 Equity Shares for every 3 equity

shares held by such persons respectively on the

Record Date; such Bonus equity shares shall be

subject to he Memorandum of Association of the

Company and shall rank pari passu in all respects

with and carry the same rights as the existing equity

 shares but shall not be entitled to Dividend

declared for the FYE 31 MAR 2010; no letters of

allotment be issued with respect to additional equity

 shares but the shares certificates to shareholders

who hold their existing equity shares in physical

form will be completed and be dispatched to he

allotees thereof within the period prescribed, form

time to time, and that the bonus shares will be

credited to the demat accounts of the allotees who

are holding the existing equity shares in electronic

form; that no fractions, if any arising out of the

issue and allotment of the Bonus Shares shall be

allotted by the Company and the Company shall not

issue any physical share certificate or demat credit

in electronic form in respect of such fractional

entitlements but all such fractional entitlements, if

 any, shall be consolidated and the Bonus Shares, in

lieu thereof, shall be allotted by the Board to such

person or persons as may be appointed in this behalf

by the Board, who shall hold the same upon Trust for

the members entitled thereto, and who shall sell the

said shares as soon as practicable, at he prevailing

market rate and pay the net sale proceeds thereof,

after adjusting there from the cost and expenses in

respect of such sale, amongst the members, in

proportion to their fractional entitlements; the

allotment and issue of fully paid new equity shares

as bonus shares to the extent that they relate to

non-resident members, Foreign Institutional Investors

 [FIIs] and other foreign investors of the Company

and/or distribution of net sale proceeds in respect

of fractional entitlements to which such members may

be entitled, shall be subject to the approval of the

Reserve Bank of India under Foreign Exchange

Management Act [FEMA] and may be subject to Tax

Deduction at Source, as may be applicable; for the

purpose of giving effect to this resolution,

authorize the Board of Directors to take all such

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WISCONSIN ENERGY CORPORATION

  TICKER:                  WEC                 CUSIP:   976657106

  MEETING DATE:      5/6/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: JOHN F BERGSTROM                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: BARBARA L BOWLES                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: PATRICIA W CHADWICK                             ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ROBERT A CORNOG                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: CURT S CULVER                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: THOMAS J FISCHER                                  ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: GALE E KLAPPA                                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ULICE PAYNE JR                                     ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: FREDERICK P STRATTON JR                      ISSUER            YES             FOR                  FOR

PROPOSAL #2: RATIFICATION OF DELOITTE & TOUCHE LLP AS        ISSUER            YES             FOR                  FOR

 INDEPENDENT AUDITORS FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WISTRON CORP

  TICKER:                  N/A                 CUSIP:   Y96738102

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: To report the business of 2009                      ISSUER             NO              N/A                  N/A

PROPOSAL #1.2: Audit Committee's Report                                ISSUER             NO              N/A                  N/A

PROPOSAL #1.3: Amendment of the Company's rules and          ISSUER             NO              N/A                  N/A

procedures of Board of Directors Meeting

PROPOSAL #2.1: Ratification for the Business Report          ISSUER            YES             FOR                  FOR

and Financial Statements of 2009

PROPOSAL #2.2: Ratification for the proposal for                ISSUER            YES             FOR                  FOR

distribution of 2009 profits

PROPOSAL #2.3: Discussion for the capitalization of          ISSUER            YES             FOR                  FOR

part of 2009 profits through issuance of new shares

PROPOSAL #2.4: Discussion for amendments of the                 ISSUER            YES             FOR                  FOR

Articles of Incorporation

PROPOSAL #2.5: Discussion for amendments of the                 ISSUER            YES             FOR                  FOR

procedures Governing Endorsements and Guarantees

PROPOSAL #2.6: Discussion for amendments of the                 ISSUER            YES             FOR                  FOR

procedures Governing Loaning of Funds

PROPOSAL #2.7: Discussion for amendments of the                 ISSUER            YES             FOR                  FOR

procedures of Assets Acquisition and Disposal

PROPOSAL #2.8: Discussion for the offering of newly          ISSUER            YES             FOR                  FOR

issued common shares or the offering of newly issued

common shares in the form of GDR

PROPOSAL #2.9: Discussion for the proposal to opt for        ISSUER            YES             FOR                  FOR

 tax benefits for the issuance of new common shares

in 2009 and the earnings in 2008

PROPOSAL #3.: Extemporary motion                                            ISSUER             NO              N/A                  N/A

PROPOSAL #4.: Adjournment                                                         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WM MORRISON SUPERMARKETS PLC, BRADFORD

  TICKER:                  N/A                 CUSIP:   G62748119

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the Directors report and audited        ISSUER            YES         AGAINST           AGAINST

 financial statements for the 52 weeks ended 31 JAN

PROPOSAL #2: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the 52 weeks ended 31 JAN 2010

PROPOSAL #3: Declare a final dividend of 7.12p per            ISSUER            YES             FOR                  FOR

share payable on 09 JUN 2010 to ordinary shareholders

 on the register of members at the close of business

on 07 MAY 2010

PROPOSAL #4: Re-election of Martyn Jones as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of Penny Hughes as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Johanna Waterous as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Dalton Philips as a                 ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #8: Re-appointment of KPMG Audit Plc as the         ISSUER            YES         AGAINST           AGAINST

Auditors of the Company to hold office from the

conclusion of this meeting until the conclusion of

the next AGM at which accounts are laid before the

PROPOSAL #9: Authorized the Directors to fix the                ISSUER            YES         AGAINST           AGAINST

remuneration of the Auditors

PROPOSAL #S.10: Authorize the Company to make market         ISSUER            YES             FOR                  FOR

purchases  as specified in Section 693 4  of the

Companies Act 2006  the Act  , on the London Stock

Exchange of ordinary shares of 10p each in the

capital of the Company  ordinary shares provided

that: i  the maximum aggregate number of ordinary

shares hereby authorized to be purchased in

265,202,295 ordinary shares representing

approximately 10% of the issued ordinary shares

capital at the date of this Notice;  ii  the minimum

price which may be paid for the ordinary shares is

their par value and the maximum price  excluding

expenses  which may be paid for the ordinary shares

is an amount equal to the higher of  a  5% above the

average of the middle market quotations of an

ordinary shares as derived from the Daily Official

List of the London Stock Exchange Plc for the 5 CONT

PROPOSAL #CONT: CONT business days before the                     ISSUER             NO              N/A                  N/A

purchase is made and  b  the value of an ordinary

shares calculated on the basis of the higher of the

price quoted for the last independent trade and the

highest current independent bid for any number of

ordinary shares on the trading venue where the

purchase is carried out;  Authority expires the

earlier of the conclusion of the next AGM of the

Company or, if earlier, on 30 JUN 2011  the Company

may make a contract to purchase its own shares under

the authority hereby conferred prior to the expiry of

 such authority and may make a purchase of its own

shares in pursuance of such contract

PROPOSAL #11: Authorize the Directors in accordance          ISSUER            YES             FOR                  FOR

with Section 551 of the Act, in substitution for all

existing authorities to the extent unused, to allot

shares in the Company and to grant rights to

subscribe for, or to convert any security into,

shares in the Company up to an aggregate nominal

amount of GBP 85,000,000, provided that  Authority

expires the earlier of the conclusion of the next AGM

 of the Company or, if earlier, on 30 JUN 2011  save

that the Company may, before such expiry, make an

offer or agreement which would or might require

shares to be allotted or rights to be granted after

such expiry and the Directors may allot shares or

grant rights in pursuance of such offer or agreement

as if the authority conferred by this resolution has

PROPOSAL #S.12: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities  as specified by Section 560 of the

 Act  for cash, either pursuant to the authority

conferred by Resolution 11 or by way of a sale of

treasury shares, as if Section 561 of the Act did not

 apply to any such allotment or sale, provided that

this power shall be limited to the allotment of

equity securities;  i  in connection with a rights

issue, open offer of securities to the holders of

ordinary shares in proportion  as nearly as may be

practicable  to their respective holdings and to

holders of other equity securities a required by the

rights of those securities or as the Directors

otherwise consider necessary, but in each case

subject to such exclusions or other arrangements as

the Directors may deem necessary or expedient in

PROPOSAL #CONT: CONTD. to treasury shares, fractional        ISSUER             NO              N/A                  N/A

 entitlements, record dates, legal or practical

problems in or under the laws of any territory or the

 requirements of any regulatory body or stock

exchange; and  ii   otherwise than pursuant to

paragraph  i  of this Resolution 12  to any person or

 persons up to an aggregate nominal amount of GBP

13,260,000;  Authority expires the earlier of the

conclusion of the next AGM of the Company or, if

earlier, on 30 JUN 2011 save that the Company may,

before such expiry make an offer or agreement which

would or might require equity securities to be

allotted after such expiry and the Directors may

allot equity securities in pursuance of any such

offer or agreement notwithstanding that the power

PROPOSAL #S.13: Approve a general meeting , other              ISSUER            YES             FOR                  FOR

than an AGM, may be called on not less than 14 clear

day's notice

PROPOSAL #S.14: Amend the Articles of Association of         ISSUER            YES             FOR                  FOR

the Company by deleting all of the provisions of the

Company's Memorandum of Association which, by virtue

of Section 28 of the Act, are treated as provisions

of the Company's Articles of Association; and the

Articles of Association produced to the meeting and

initialed by the Chairman of the meeting for the

purpose of identification be adopted as the Articles

of Association of the Company in substitution for,

and to the exclusion of the existing Articles of

Association

PROPOSAL #15: Approve, the Wm Morrison Supermarkets          ISSUER            YES         AGAINST           AGAINST

PLC Sharesave Scheme 2010  the Scheme to be

constituted by the rules produced in draft to the

meeting and initialed by the Chairman for the purpose

 of identification and authorize the Directors to

cause such rules to be adopted in the form of such

draft with such modifications  if any  as they

consider necessary or desirable including any

amendments thereto required by HM Revenue and Customs

 for the purpose of obtaining approval of the Scheme

under the provisions of Schedule 3 of the income tax

 earnings and pensions  Act 2003 and to do all acts

and things which they consider necessary or expedient

 in implementing and giving effect to the same

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOLSELEY PLC

  TICKER:                  N/A                 CUSIP:   G97278116

  MEETING DATE:      11/18/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive and adopt the report of the              ISSUER            YES         AGAINST           AGAINST

Directors and the financial statements

PROPOSAL #2.: Approve the Directors remuneration                ISSUER            YES             FOR                  FOR

report

PROPOSAL #3.: Re-elect Mr. John W. Whybrow as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #4.: Re-elect Mr. Gareth Davis as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #5.: Re-elect Mr. Frank W Roach as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect Mr. Nigel M. Stein as a                   ISSUER            YES         AGAINST           AGAINST

Director

PROPOSAL #7.: Elect Mr. Ian K. Meakins as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Elect Mr. Alain Le Goff as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Elect Mr. Michael Wareing as a Director        ISSUER            YES         AGAINST           AGAINST

PROPOSAL #10.: Re-appoint the Auditors                                  ISSUER            YES         AGAINST           AGAINST

PROPOSAL #11.: Authorize the Directors to determine          ISSUER            YES         AGAINST           AGAINST

the Auditors remuneration

PROPOSAL #12.: Approve to give the Company limited            ISSUER            YES             FOR                  FOR

authority to incur political expenditure and to make

political donations

PROPOSAL #13.: Authorize the Directors to allot                 ISSUER            YES             FOR                  FOR

shares up to a specified amount

PROPOSAL #S.14: Authorize the Directors to allot                ISSUER            YES             FOR                  FOR

equity securities for cash up to a specified amount

PROPOSAL #S.15: Approve to renew the limited                       ISSUER            YES             FOR                  FOR

authority of the Company to purchase its own ordinary

PROPOSAL #S.16: Adopt the new Articles of Association        ISSUER            YES             FOR                  FOR

PROPOSAL #S.17: Approve to reduce general meeting              ISSUER            YES             FOR                  FOR

notice periods

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOLTERS KLUWER NV

  TICKER:                  N/A                 CUSIP:   ADPV09931

  MEETING DATE:      4/21/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the General Meeting                         ISSUER             NO              N/A                  N/A

PROPOSAL #2.a: Receive the report of the Managing              ISSUER             NO              N/A                  N/A

Board for the FY 2009

PROPOSAL #2.b: Receive the report of the Supervisory         ISSUER             NO              N/A                  N/A

Board for the FY 2009

PROPOSAL #2.c: Corporate Governance                                       ISSUER             NO              N/A                  N/A

PROPOSAL #3.a: Adopt the financial statements for              ISSUER            YES         ABSTAIN           AGAINST

2009 as included in the annual report for 2009

PROPOSAL #3.b: Approve to distribute EUR 0.66 per              ISSUER            YES         ABSTAIN           AGAINST

share in cash, as dividend or as far as necessary

against one or more reserves that need not to be

maintained under the law, or, at the option of the

holders of ordinary shares, in the form of ordinary

shares, chargeable to the share premium reserve, or

if preferred, the other reserves; this is an increase

 of 2% compared to last year's dividend, and

therefore in line with the existing progressive

PROPOSAL #4.a: Approve to release the Members of the         ISSUER            YES         ABSTAIN           AGAINST

Executive Board from liability for the exercise of

their duties, as stipulated in Article 28 of the

Articles of Association

PROPOSAL #4.b: Approve to release the Members of the         ISSUER            YES         ABSTAIN           AGAINST

Supervisory Board from liability for the exercise of

their duties, as stipulated in Article 28 of the

Articles of Association

PROPOSAL #5.a: Re-appoint Mr. A. Baan as the Member          ISSUER            YES         ABSTAIN           AGAINST

of the Supervisory Board

PROPOSAL #5.b: Reappoint Mr. S.B. James as Member of         ISSUER            YES         ABSTAIN           AGAINST

the Supervisory Board

PROPOSAL #6: Amend the Articles of Association of              ISSUER            YES         ABSTAIN           AGAINST

Wolters Kluwer nv in order to bring them into

conformity as much as possible with amended

legislation and regulations

PROPOSAL #7.a: Approve to extend the Executive                   ISSUER            YES         ABSTAIN           AGAINST

Board's authority, until a date 18 months following

21 APR 2010, subject to the approval of the

Supervisory Board, to issue shares and/or grant

rights to subscribe for shares, up to a maximum of

10% of the issued capital on 21 APR 2010, to be

increased by a further 10% of the issued capital on

21 APR 2010, in case the issuance is effectuated in

connection with, or on the occasion of, a merger or

acquisition; these percentages do not include the

shares issued as stock dividend pursuant to the

resolution of the General Meeting of Shareholders by

virtue of the proposal to distribute (stock) dividend

 as referred to under Resolution 3b on the agenda

PROPOSAL #7.b: Approve to extend the Executive                   ISSUER            YES         ABSTAIN           AGAINST

Board's authority, until a date 18 months following

21 APR 2010, subject to the approval of the

Supervisory Board, to restrict or exclude the pre-

emptive rights of holders of ordinary shares when

ordinary shares are issued and/or rights to subscribe

 for ordinary shares are granted based on the

authority requested in Resolution 7a, up to a maximum

 of 10% of the issued capital on 21 APR 2010, to be

increased by a further 10% of the issued capital on

21 APR 2010, in case the issuance is effectuated in

connection with, or on the occasion of, a merger or

PROPOSAL #8: Authorize the Executive Board for a                ISSUER            YES         ABSTAIN           AGAINST

period of 18 months, starting 21 APR 2010, to

acquire, for a consideration on the stock exchange or

 otherwise, the Company's own paid-up shares, up to a

 maximum of 10% of the issued capital on 21 APR 2010,

 in the case of ordinary shares at a price between

the nominal stock value of the shares and 110% of the

 closing price of the ordinary shares on the Stock

Exchange of Euronext Amsterdam on the day preceding

the day of purchase as reported in the Official Price

 List of Euronext Amsterdam, and in the case of

preference shares at their nominal value; the

authority of the Executive Board to acquire own

shares may be withdrawn by the General Meeting of

PROPOSAL #9: Transact any other business                              ISSUER             NO              N/A                  N/A

PROPOSAL #10: Closing of the General meeting                       ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOODSIDE PETROLEUM LTD

  TICKER:                  N/A                 CUSIP:   980228100

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: To receive and consider the financial            ISSUER             NO              N/A                  N/A

report of the Company and the reports of the

Directors and Auditor for the YE 31 DEC 2009

PROPOSAL #2: Re-elect Dr. Andrew Jamieson as a                   ISSUER            YES             FOR                  FOR

Director

PROPOSAL #3: Adopt the remuneration report for the YE        ISSUER            YES             FOR                  FOR

 31 DEC 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOOLWORTHS HLDGS LTD

  TICKER:                  N/A                 CUSIP:   S98758121

  MEETING DATE:      9/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #O.1: Approve that number of ordinary shares        ISSUER            YES             FOR                  FOR

 of 0.15 cent each in the authorized but unissued

share capital of the Company, the aggregate

subscription price of which, based on a subscription

price of 1 456 cents per ordinary share, will equal

or exceed the aggregate amount of the cash

distribution to be made to ordinary shareholders of

the Company as announced by the Company on the

Securities Exchange News Service of the JSE, be

placed under the control of the Directors of the

Company as a specific authority and approval in terms

 of section 221 of the Companies Act, 1973 [Act 61 of

 1973] as amended and Section 5.51 of the Listings

Requirements of the JSE Limited [JSE], to allot and

issue such number of ordinary shares to the Company's

 wholly-owned subsidiary, Woolworths [Proprietary]

Limited [WPL], for cash; such shares to be allotted

and issued in 1 tranche, prior to the next AGM of the

 Company to be held after the date of passing of this

PROPOSAL #O.2: Authorize any 1 of the Directors of            ISSUER            YES             FOR                  FOR

the Company or the Company Secretary, subject to

Resolution O.1 to be considered at the general

meeting at which this resolution is to be considered,

 being passed by the requisite majority, to sign all

such documents, do all such things and procure the

signature of all such documents and the doing of all

such things as may be necessary for the

implementation of Resolution O.1

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOOLWORTHS HLDGS LTD

  TICKER:                  N/A                 CUSIP:   S98758121

  MEETING DATE:      11/19/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Adopt the annual financial statements           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Authorize the Company to re-appoint the        ISSUER            YES             FOR                  FOR

 joint Auditors, Messrs. Ernst and Young Incorporated

 [with the designated Auditor currently being Mr. R.

Isaacs] and Messrs. SAB and T Inc [with the

designated Auditor currently being Mr. A.

PROPOSAL #3.: Approve to increase the remuneration            ISSUER            YES             FOR                  FOR

for the Non-Executive Directors

PROPOSAL #4.: Re-elect P. Bacon as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #5.: Re-elect L. Mthimunye as a Director               ISSUER            YES             FOR                  FOR

PROPOSAL #6.: Re-elect B. Frost as a Director                      ISSUER            YES             FOR                  FOR

PROPOSAL #7.: Re-elect M. Leeming as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.: Re-elect Z. Rylands as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #9.: Re-elect N. Siwendu as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #10.: Grant general authority to make                   ISSUER            YES             FOR                  FOR

payments to shareholders

PROPOSAL #S.11: Grant general authority to repurchase        ISSUER            YES             FOR                  FOR

 shares

PROPOSAL #12.: Grant authority to sign all documents         ISSUER            YES             FOR                  FOR

required

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOOLWORTHS HLDGS LTD

  TICKER:                  N/A                 CUSIP:   S98758121

  MEETING DATE:      2/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve to place 11,000,000 Ordinary          ISSUER            YES             FOR                  FOR

Shares of 0.15 cent each in the authorized but

unissued share capital of the Company under the

control of the Directors of the Company as a specific

 authority, and approval in terms of Section 221 of

the Companies Act, 1973  Act 61 of 1973 , as amended,

 and Section 5.51 of the Listings Requirements of the

 JSE Limited  JSE , to allot and issue such shares to

 the Company's wholly-owned subsidiary, Woolworths

Proprietary  Limited  WPL , for cash at a

subscription price of ZAR 17.24 per ordinary share,

the proceeds of which shall be applied by the Company

 for the purposes of a cash payment to ordinary

shareholders to be made by the Company in lieu of the

 interim dividend on the ordinary shares for the six

months ended on 31 DEC 2009; CONTD.

PROPOSAL #O.1: Authorize any 1 of the Directors of            ISSUER            YES             FOR                  FOR

the Company or the Company Secretary to sign all such

 documents, do all such things and procure the

signature of all such documents and the doing of all

such things as may be necessary for the

implementation of the special resolution to be

considered at the general meeting at which this

resolution will be considered

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOOLWORTHS LTD

  TICKER:                  N/A                 CUSIP:   Q98418108

  MEETING DATE:      11/26/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: To receive and consider the financial          ISSUER             NO              N/A                  N/A

report of the Company and the reports of the

Directors and the Auditor for the financial period

ended 28 JUN 2009

PROPOSAL #2.: Adopt, the remuneration report [which          ISSUER            YES             FOR                  FOR

form part of the Directors' report] for the FYE 28

JUN 2009

PROPOSAL #3.A: Re-elect Mr. John Frederick Astbury as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation in accordance

with Article 10.3 of the Company's Constitution

PROPOSAL #3.B: Re-elect Mr. Thomas William Pockett as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation in accordance

with Article 10.3 of the Company's Constitution

PROPOSAL #3.C: Re-elect Mr. James Alexander Strong as        ISSUER            YES             FOR                  FOR

 a Director, who retires by rotation in accordance

with Article 10.3 of the Company's Constitution

PROPOSAL #S.4: Amend, pursuant to Sections 136(2) and        ISSUER            YES             FOR                  FOR

 648G of the Corporations Act 2001 [Cth], the

Constitution of the Company by re-inserting Articles

6.9 to 6.14 in the form as specified to the notice

convening this meeting

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOONG JIN COWAY CO LTD, KONGJU

  TICKER:                  N/A                 CUSIP:   Y9694W104

  MEETING DATE:      3/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 21st balance sheet, income          ISSUER            YES             FOR                  FOR

statement and the disposition of retained earning as

follows: expected cash dividend for 1 share: KRW 1,010

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Juseok Lee and Gwangsu Shin         ISSUER            YES             FOR                  FOR

as the Directors

PROPOSAL #4: Approve the endowment of stock purchase         ISSUER            YES             FOR                  FOR

option

PROPOSAL #5: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

PROPOSAL #6: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOORI FINANCE HOLDINGS CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y9695X119

  MEETING DATE:      3/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statement, the              ISSUER            YES             FOR                  FOR

statement of profit and loss, and the proposed

disposition of retained earning

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of KHB, LYH, BMJ, SHT, KHJ,              ISSUER            YES             FOR                  FOR

LDH, LH as the External Directors

PROPOSAL #4: Election of LYH, SHT, KHJ, LDH as the            ISSUER            YES             FOR                  FOR

members of Audit Committee

PROPOSAL #5: Approve the remuneration of the Directors      ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WOORI INVESTMENT & SECURITIES CO LTD, SEOUL

  TICKER:                  N/A                 CUSIP:   Y9694X102

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 43th financial statement,            ISSUER            YES             FOR                  FOR

income statement, and the proposed disposition of

retained earning

PROPOSAL #2: Amend the Articles of Incorporation                ISSUER            YES             FOR                  FOR

PROPOSAL #3: Election of Young Been Park,  External          ISSUER            YES             FOR                  FOR

In Hak Jeong, Yang Taek Im, Hyoek Dae Kwon, Seong Ik

Joe, Bong Gil Choi as the Directors

PROPOSAL #4: Election of Deuk Hee Lee as Auditors who        ISSUER            YES         AGAINST           AGAINST

 are not the External Directors

PROPOSAL #5: Election of Hyeok Dae Kwon, Seong Ik Joe        ISSUER            YES             FOR                  FOR

 Bong Gil Choi as the Auditors who are the External

Directors

PROPOSAL #6: Approve the remuneration limit of the            ISSUER            YES             FOR                  FOR

Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WORLEYPARSONS LTD

  TICKER:                  N/A                 CUSIP:   Q9857K102

  MEETING DATE:      10/27/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the financial report of the              ISSUER             NO              N/A                  N/A

Company and the reports of the Directors and the

Auditors for the FYE 30 JUN 2009

PROPOSAL #2.A: Re-elect Mr. Erich Fraunschiel as a            ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with Rule 8.1[e][2] of the Company's

Constitution

PROPOSAL #2.B: Re-elect Mr. William Hall as a                     ISSUER            YES             FOR                  FOR

Director of the Company, who retires by rotation in

accordance with Rule 8.1[e][2] of the Company's

PROPOSAL #3.: Adopt the remuneration report as set            ISSUER            YES             FOR                  FOR

out in the annual report for the FYE 30 JUN 2009

PROPOSAL #4.: Approve, under the Listing Rule 10.14,         ISSUER            YES             FOR                  FOR

the grant of not more than a total of 92,548

Performance Rights to the Executive Directors of the

Company [Messrs. John Grill, David Housego, William

Hall and Larry Benke] in respect of the 2009/10 FY,

in accordance with the WorleyParsons Limited

Performance Rights Plan and on the specified terms

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WPP PLC

  TICKER:                  N/A                 CUSIP:   G9787K108

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Company's accounts        ISSUER            YES             FOR                  FOR

 for the FYE 31 DEC 2009 together with the Directors'

 report, the Directors' remuneration report and the

Auditors' report on those accounts and the Auditable

part of the remuneration report

PROPOSAL #2: Approve the WPP Directors' remuneration         ISSUER            YES             FOR                  FOR

report set out in the report of the Compensation

Committee contained in the 2009 Report & Accounts

PROPOSAL #3: Approve the corporate responsibility              ISSUER            YES             FOR                  FOR

report contained in the 2009 Report & Accounts

PROPOSAL #4: Re-elect Paul Richardson as a Director           ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-elect Philip Lader as a Director                ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-elect Esther Dyson as a Director                ISSUER            YES         AGAINST           AGAINST

PROPOSAL #7: Re-elect John Quelch as a Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-elect Stanley (Bud) Morten as a                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9: Re-appoint Deloitte LLP as Auditors of          ISSUER            YES             FOR                  FOR

the Company to hold office from the conclusion of the

 AGM to the conclusion of the next AGM of the Company

 and authorize the Directors to determine their

remuneration

PROPOSAL #10: Authorize the Board of Directors, in            ISSUER            YES             FOR                  FOR

accordance with Article 6 of the Company's Articles

of Association, to allot relevant securities (as

defined in the Company's Articles of Association) up

to a maximum nominal amount of GBP 45,609,991 for a

period expiring (unless previously renewed, varied or

 revoked by the Company in general meeting) on 01 JUN

 2015, save that the Company may before such expiry

make an offer or agreement which would or might

require relevant securities to be allotted after such

 expiry and the Board of Directors may allot relevant

 securities pursuant to such offer or agreement as if

 the authority conferred on them hereby had not

PROPOSAL #S.11: Authorize the Company generally and          ISSUER            YES             FOR                  FOR

unconditionally: (a) pursuant to Article 57 of the

Companies (Jersey) Law 1991 to make market purchases

of ordinary shares in the Company on such terms and

in such manner as the Directors of the Company may

from time to time determine, provided that: (i) the

maximum number of ordinary shares hereby authorized

to be purchased is 125,496,212; (ii) the minimum

price which may be paid for an ordinary share is 10

pence (exclusive of expenses (if any) payable by the

Company); (iii) the maximum price which may be paid

for an ordinary share is not more than the higher of

an amount equal to 105% of the average of the middle

market quotations for an ordinary share as derived

from the London Stock Exchange Daily Official List

for the 5 business days immediately preceding the day

 on which the ordinary share is contracted to be

purchased and the amount stipulated by Article 5 (1)

PROPOSAL #CONT: CONTD. the Buyback and Stabilisation         ISSUER             NO              N/A                  N/A

Regulation 2003 (exclusive of expenses (if any)

payable by the Company); and ( iv) this authority,

unless previously revoked or varied, shall expire on

the earlier of the conclusion of the AGM of the

Company to be held in 2011 and 01 SEP 2011, save that

 a contract of purchase may be concluded by the

Company before such expiry which will or may be

executed wholly or partly after such expiry, and the

purchase of shares may be made in pursuance of any

such contract; and (b) pursuant to Article 58A of the

 Companies (Jersey) Law 1991, and if approved by the

Directors, to hold as treasury shares any ordinary

shares purchased pursuant to the authority conferred

by Resolution 11 (a) above

PROPOSAL #S.12: Authorize the Board of Directors, in         ISSUER            YES             FOR                  FOR

accordance with Article 8 of the Company's Articles

of Association, to allot equity securities (as

defined in the Company's Articles of Association)

wholly for cash (including in connection with a

rights issue (as defined in the Company's Articles of

 Association)) as if Article 7 of the Company's

Articles of Association did not apply, provided that

(a) for the purposes of paragraph (1)(b) of Article 8

 only, the aggregate nominal amount to which this

authority is limited is GBP 6,285,768, and (b) this

authority shall expire (unless previously renewed,

varied or revoked by the Company in general meeting)

on 01 JUN 2015 save that the Company may before such

expiry make an offer or agreement which would or

might require equity securities to be allotted after

such expiry and the Board of Directors may allot

equity securities pursuant to such offer or agreement

 as if the authority conferred on them hereby

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WYETH

  TICKER:                  WYE                 CUSIP:   983024100

  MEETING DATE:      7/20/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: VOTE TO ADOPT THE AGREEMENT AND PLAN OF        ISSUER            YES             FOR                  FOR

 MERGER, DATED AS OF JANUARY 25, 2009, AMONG PFIZER

INC., WAGNER ACQUISITION CORP. AND WYETH, AS IT MAY

BE AMENDED FROM TIME TO TIME

PROPOSAL #02: VOTE TO APPROVE THE ADJOURNMENT OF THE         ISSUER            YES             FOR                  FOR

MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

IF THERE ARE NOT SUFFICIENT VOTES TO ADOPT THE MERGER

 AGREEMENT

PROPOSAL #3A: ELECTION OF DIRECTOR: ROBERT M. AMEN             ISSUER            YES             FOR                  FOR

PROPOSAL #3B: ELECTION OF DIRECTOR: MICHAEL J.                   ISSUER            YES             FOR                  FOR

CRITELLI

PROPOSAL #3C: ELECTION OF DIRECTOR: FRANCES D.                   ISSUER            YES             FOR                  FOR

FERGUSSON

PROPOSAL #3D: ELECTION OF DIRECTOR: VICTOR F. GANZI           ISSUER            YES             FOR                  FOR

PROPOSAL #3E: ELECTION OF DIRECTOR: ROBERT LANGER               ISSUER            YES             FOR                  FOR

PROPOSAL #3F: ELECTION OF DIRECTOR: JOHN P. MASCOTTE         ISSUER            YES             FOR                  FOR

PROPOSAL #3G: ELECTION OF DIRECTOR: RAYMOND J. MCGUIRE      ISSUER            YES             FOR                  FOR

PROPOSAL #3H: ELECTION OF DIRECTOR: MARY LAKE POLAN           ISSUER            YES             FOR                  FOR

PROPOSAL #3I: ELECTION OF DIRECTOR: BERNARD POUSSOT           ISSUER            YES             FOR                  FOR

PROPOSAL #3J: ELECTION OF DIRECTOR: GARY L. ROGERS             ISSUER            YES             FOR                  FOR

PROPOSAL #3K: ELECTION OF DIRECTOR: JOHN R. TORELL III      ISSUER            YES             FOR                  FOR

PROPOSAL #04: VOTE TO RATIFY PRICEWATERHOUSECOOPERS          ISSUER            YES             FOR                  FOR

LLP AS WYETH'S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM FOR 2009

PROPOSAL #05: STOCKHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         ABSTAIN           AGAINST

REPORTING ON WYETH'S POLITICAL CONTRIBUTIONS AND

TRADE ASSOCIATION PAYMENTS

PROPOSAL #06: STOCKHOLDER PROPOSAL REGARDING SPECIAL    SHAREHOLDER        YES         AGAINST               FOR

STOCKHOLDER MEETINGS

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WYNDHAM WORLDWIDE CORPORATION

  TICKER:                  WYN                 CUSIP:   98310W108

  MEETING DATE:      5/13/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: HONOURABLE B. MULRONEY                       ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: MICHAEL H. WARGOTZ                              ISSUER            YES             FOR                  FOR

PROPOSAL #2: TO VOTE ON A PROPOSAL TO RATIFY THE                ISSUER            YES             FOR                  FOR

APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

FISCAL YEAR 2010.

PROPOSAL #3: TO VOTE ON A PROPOSAL TO APPROVE THE              ISSUER            YES             FOR                  FOR

AMENDMENT OF THE WYNDHAM WORLDWIDE CORPORATION 2006

EQUITY AND INCENTIVE PLAN (AS AMENDED AND RESTATED AS

 OF MAY 12, 2009).

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  WYNN RESORTS, LIMITED

  TICKER:                  WYNN               CUSIP:   983134107

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

ELECTION OF DIRECTOR: STEPHEN A. WYNN                                    ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: RAY R. IRANI                                         ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: ALVIN V. SHOEMAKER                              ISSUER            YES             FOR                  FOR

ELECTION OF DIRECTOR: D. BOONE WAYSON                                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO APPROVE AMENDMENTS TO THE COMPANY'S         ISSUER            YES             FOR                  FOR

2002 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF

SHARES OF THE COMPANY'S COMMON STOCK SUBJECT TO THE

2002 STOCK INCENTIVE PLAN FROM 9,750,000 SHARES TO

12,750,000 SHARES, TO EXTEND THE TERM OF THE PLAN TO

2022, AND TO REMOVE THE ABILITY OF THE ADMINISTRATOR

TO REPRICE STOCK OPTIONS.

PROPOSAL #03: TO RATIFY THE AUDIT COMMITTEE'S                     ISSUER            YES             FOR                  FOR

APPOINTMENT OF ERNST & YOUNG, LLP AS THE INDEPENDENT

AUDITORS FOR THE COMPANY AND ALL OF ITS SUBSIDIARIES

FOR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XCEL ENERGY INC.

  TICKER:                  XEL                 CUSIP:   98389B100

  MEETING DATE:      5/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: FREDRIC W.                   ISSUER            YES             FOR                  FOR

CORRIGAN

PROPOSAL #1B: ELECTION OF DIRECTOR: RICHARD K. DAVIS         ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: BENJAMIN G.S.              ISSUER            YES             FOR                  FOR

FOWKE III

PROPOSAL #1D: ELECTION OF DIRECTOR: RICHARD C. KELLY         ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ALBERT F. MORENO         ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: CHRISTOPHER J.            ISSUER            YES             FOR                  FOR

POLICINSKI

PROPOSAL #1G: ELECTION OF DIRECTOR: A. PATRICIA                 ISSUER            YES             FOR                  FOR

SAMPSON

PROPOSAL #1H: ELECTION OF DIRECTOR: DAVID A.                       ISSUER            YES             FOR                  FOR

WESTERLUND

PROPOSAL #1I: ELECTION OF DIRECTOR: KIM WILLIAMS                ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: TIMOTHY V. WOLF           ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF THE PERFORMANCE MEASURES            ISSUER            YES             FOR                  FOR

AVAILABLE UNDER THE EXECUTIVE ANNUAL INCENTIVE AWARD

PLAN, AS AMENDED AND RESTATED.

PROPOSAL #03: APPROVAL OF THE PERFORMANCE MEASURES            ISSUER            YES             FOR                  FOR

AVAILABLE UNDER THE 2005 LONG-TERM INCENTIVE PLAN.

PROPOSAL #04: RATIFY THE APPOINTMENT OF DELOITTE AND         ISSUER            YES             FOR                  FOR

TOUCHE LLP AS XCEL ENERGY INC.'S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL #05: SHAREHOLDER PROPOSAL REGARDING ANNUAL      SHAREHOLDER        YES         AGAINST               FOR

ADVISORY VOTE ON EXECUTIVE COMPENSATION.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XEROX CORPORATION

  TICKER:                  XRX                 CUSIP:   984121103

  MEETING DATE:      2/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: TO APPROVE THE ISSUANCE OF SHARES OF            ISSUER            YES             FOR                  FOR

COMMON STOCK REQUIRED TO BE ISSUED TO AFFILIATED

COMPUTER SERVICES, INC.(ACS) STOCKHOLDERS PURSUANT TO

 THE AGREEMENT AND PLAN OF MERGER, DATED AS OF

SEPTEMBER 27, 2009, AS AMENDED BY AMENDMENT NO. 1 TO

THE AGREEMENT AND PLAN OF MERGER, DATED AS OF

DECEMBER 13, 2009, AMONG XEROX CORPORATION, BOULDER

ACQUISITION CORP. AND ACS.

PROPOSAL #02: TO APPROVE THE ADJOURNMENT OF THE                 ISSUER            YES             FOR                  FOR

SPECIAL MEETING, IF NECESSARY OR APPROPRIATE,

INCLUDING TO SOLICIT ADDITIONAL PROXIES.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XEROX CORPORATION

  TICKER:                  XRX                 CUSIP:   984121103

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: GLENN A. BRITT             ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: URSULA M. BURNS           ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: RICHARD J.                   ISSUER            YES             FOR                  FOR

HARRINGTON

PROPOSAL #1D: ELECTION OF DIRECTOR: WILLIAM CURT                ISSUER            YES             FOR                  FOR

HUNTER

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT A. MCDONALD      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: N.J. NICHOLAS, JR.      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: CHARLES PRINCE             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ANN N. REESE                ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: MARY AGNES                   ISSUER            YES             FOR                  FOR

WILDEROTTER

PROPOSAL #2: RATIFICATION OF SELECTION OF                            ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR

PROPOSAL #3: APPROVAL OF THE MAY 2010 AMENDMENT AND          ISSUER            YES             FOR                  FOR

RESTATEMENT OF THE COMPANY'S 2004 PERFORMANCE

INCENTIVE PLAN.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XILINX, INC.

  TICKER:                  XLNX               CUSIP:   983919101

  MEETING DATE:      8/12/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: PHILIP T. GIANOS         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MOSHE N. GAVRIELOV      ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: JOHN L. DOYLE               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: JERALD G. FISHMAN        ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: WILLIAM G.                   ISSUER            YES             FOR                  FOR

HOWARD, JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: J. MICHAEL                   ISSUER            YES             FOR                  FOR

PATTERSON

PROPOSAL #1G: ELECTION OF DIRECTOR: MARSHALL C. TURNER      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: ELIZABETH W.                ISSUER            YES             FOR                  FOR

VANDERSLICE

PROPOSAL #02: TO APPROVE AN AMENDMENT TO 1990                     ISSUER            YES             FOR                  FOR

EMPLOYEE QUALIFIED STOCK PURCHASE PLAN TO INCREASE

THE NUMBER OF SHARES BY 2,000,000.

PROPOSAL #03: PROPOSAL TO APPROVE AN AMENDMENT TO THE        ISSUER            YES             FOR                  FOR

 COMPANY'S 2007 EQUITY INCENTIVE PLAN TO INCREASE THE

 NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER BY

 5,000,000 SHARES.

PROPOSAL #04: PROPOSAL TO RATIFY THE APPOINTMENT OF          ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S EXTERNAL AUDITORS

FOR FISCAL YEAR 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XL CAPITAL LTD

  TICKER:                  XL                   CUSIP:   G98255105

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: JOSEPH MAURIELLO         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: EUGENE M. MCQUADE        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: CLAYTON S. ROSE           ISSUER            YES             FOR                  FOR

PROPOSAL #02: TO RATIFY THE APPOINTMENT OF                          ISSUER            YES             FOR                  FOR

PRICEWATERHOUSECOOPERS LLP, NEW YORK, NEW YORK TO ACT

 AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 FOR THE YEAR ENDING DECEMBER 31, 2010.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XL CAPITAL LTD

  TICKER:                  XL                   CUSIP:   G98255105

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S1: TO APPROVE THE SCHEME OF ARRANGEMENT            ISSUER            YES             FOR                  FOR

PROPOSAL, AS DESCRIBED IN THE ACCOMPANYING PROXY

STATEMENT.

PROPOSAL #S1A: TO APPROVE A MOTION TO ADJOURN THE              ISSUER            YES             FOR                  FOR

SPECIAL SCHEME MEETING TO A LATER DATE TO SOLICIT

ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT PROXIES

TO APPROVE THE SCHEME OF ARRANGEMENT PROPOSAL AT THE

TIME OF THE SPECIAL SCHEME MEETING.

PROPOSAL #E2: TO APPROVE THE DISTRIBUTABLE RESERVES          ISSUER            YES             FOR                  FOR

PROPOSAL, AS DESCRIBED IN THE ACCOMPANYING PROXY

STATEMENT.

PROPOSAL #E3: TO APPROVE THE DIRECTOR NOMINATION                ISSUER            YES             FOR                  FOR

PROCEDURES PROPOSAL, AS DESCRIBED IN THE ACCOMPANYING

 PROXY STATEMENT.

PROPOSAL #E4: TO APPROVE THE NAME CHANGE PROPOSAL, AS        ISSUER            YES             FOR                  FOR

 DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

PROPOSAL #E4A: TO APPROVE A MOTION TO ADJOURN EGM TO         ISSUER            YES             FOR                  FOR

A LATER DATE TO SOLICIT ADDITIONAL PROXIES IF THERE

ARE INSUFFICIENT PROXIES TO APPROVE DISTRIBUTABLE

RESERVES PROPOSAL, DIRECTOR NOMINATION PROCEDURES

PROPOSAL AND/OR THE NAME CHANGE PROPOSAL AT TIME OF

EGM OR IF THERE ARE INSUFFICIENT SHARES PRESENT, IN

PERSON OR BY PROXY, ALL AS MORE FULLY DESCRIBED IN

THE PROXY STATEMENT.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XSTRATA PLC

  TICKER:                  N/A                 CUSIP:   G9826T102

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the annual report and         ISSUER            YES             FOR                  FOR

financial statements of the Company, and the reports

of the Directors and the Auditors thereon, for the YE

 31 DEC 2009

PROPOSAL #2: Declare a final dividend of USD 0.08              ISSUER            YES             FOR                  FOR

cents per Ordinary Share in respect of the YE 31 DEC

2009

PROPOSAL #3: Approve the Directors remuneration                 ISSUER            YES             FOR                  FOR

report for the YE 31 DEC 2009

PROPOSAL #4: Re-election of Mick Davis as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #5: Re-election of David Rough as a Director        ISSUER            YES             FOR                  FOR

PROPOSAL #6: Re-election of Sir. Steve Robson as a            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #7: Re-election of Willy Strothotte as a              ISSUER            YES             FOR                  FOR

Director

PROPOSAL #8: Election of Dr. Con Fauconnier as a                ISSUER            YES             FOR                  FOR

Director

PROPOSAL #9: Re-appoint Ernst & Young LLP as the                ISSUER            YES             FOR                  FOR

Auditors to the Company to hold office until the

conclusion of the next general meeting at which

accounts are laid before the Company and authorize

the Directors to determine the remuneration of the

PROPOSAL #10: Authorize the Directors, pursuant to            ISSUER            YES             FOR                  FOR

Section 551 of the Companies Act 2006 to: (i) allot

shares in the Company, and to grant rights to

subscribe for or to convert any security into shares

in the Company: (A) up to an aggregate nominal amount

 of USD 489,835,270; and (B) comprising equity

securities (as defined in Section 560 of the

Companies Act 2006) up to an aggregate nominal amount

 of USD 979,670,540 (including within such limit any

shares issued or rights granted under paragraph (A)

above) in connection with an offer by way of a rights

 issue: (I) to holders of ordinary shares in

proportion (as nearly as may be practicable) to their

 existing holdings; and (II) to people who are

holders of other equity securities if this is

required by the rights of those securities or, if the

 Directors consider it necessary, as permitted by the

 rights of those securities, and so that the

Directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under, the

laws of, any territory or any other matter; for a

period expiring (unless previously renewed, varied or

 revoked by the Company in a general meeting) at the

end of the next annual general meeting of the Company

 after the date on which this resolution is passed;

and (ii) make an offer or agreement which would or

might require shares to be allotted, or rights to

subscribe for or convert any security into shares to

be granted, after expiry of this authority and the

directors may allot shares and grant rights in

pursuance of that offer or agreement as if this

authority had not expired, (b) that, subject to

paragraph (c) below, all existing authorities given

to the Directors pursuant to Section 80 of the

Companies Act 1985 to allot relevant securities (as

defined by the Companies Act 1985) by the passing on

05 MAY 2009 of the resolution numbered 8 as set out

in the notice of the Company's seventh AGM (the 2009

AGM Notice) be revoked by this resolution, (c) that

paragraph (b) above shall be without prejudice to the

 continuing authority of the directors to allot

shares, or grant rights to subscribe for or convert

any securities into shares, pursuant to an offer or

agreement made by the Company before the expiry of

PROPOSAL #S.11: Authorize the Directors, subject to          ISSUER            YES             FOR                  FOR

the passing of Resolution 10 in the Notice of AGM and

 in place of the power given to them by the passing

on 05 MAY 2009 of the resolution numbered 9 as set

out in the 2009 AGM Notice, pursuant to Section 570

and Section 573 of the Companies Act 2006 to allot

equity securities (as defined in Section 560 of the

Companies Act 2006) for cash, pursuant to the

authority conferred by Resolution 10 in the Notice of

 AGM as if Section 561(1) of the Companies Act 2006

did not apply to the allotment, this power: (a)

expires (unless previously renewed, varied or revoked

 by the Company in a general meeting) at the end of

the next AGM of the Company after the date on which

this resolution is passed, but the Company may make

an offer or agreement which would or might require

equity securities to be allotted after expiry of this

 power and the Directors may allot equity securities

in pursuance of that offer or agreement as if this

power had not expired; and (b) shall be limited to

the allotment of equity securities in connection with

 an offer of equity securities (but in the case of

the authority granted under Resolution 10 (a)(i)(B),

by way of a rights issue only): (i) to the ordinary

shareholders in proportion (as nearly as may be

practicable) to their existing holdings; and (ii) to

people who hold other equity securities, if this is

required by the rights of those securities or, if the

 Directors consider it necessary, as permitted by the

 rights of those securities, and so that the

directors may impose any limits or restrictions and

make any arrangements which they consider necessary

or appropriate to deal with treasury shares,

fractional entitlements, record dates, legal,

regulatory or practical problems in, or under the

laws of, any territory or any other matter; and (c)

in the case of the authority granted under Resolution

 10 (a)(i)(A) shall be limited to the allotment of

equity securities for cash otherwise than pursuant to

 paragraph (b) up to an aggregate nominal amount of

USD 73,475,290; this power applies in relation to a

sale of shares which is an allotment of equity

securities by virtue of Section 560(3) of the Act as

if the first paragraph of this resolution the words

pursuant to the authority conferred by Resolution 10

PROPOSAL #S.12: Approve that any EGM of the Company          ISSUER            YES             FOR                  FOR

(as defined in the Company's Articles of Association

as a general meeting other than an AGM) may be called

 on not less than 20 clear days' notice

PROPOSAL #S.13: Amend, with effect from the                        ISSUER            YES             FOR                  FOR

conclusion of the meeting: (A) save for Clause 4.3 of

 the Company's Memorandum of Association (the

Memorandum) which shall remain in full force and

effect, the Articles of Association of the Company by

 deleting the provisions of the Company's Memorandum

which, by virtue of Section 28 Companies Act 2006,

are to be treated as provisions of the Company's

Articles of Association; and (B) the amendments to

the Company's Articles of Association which are shown

 in the draft Articles of Association labelled A for

the purposes of identification, the main features of

which are as specified, shall become effective

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  XTO ENERGY INC.

  TICKER:                  XTO                 CUSIP:   98385X106

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #01: ADOPTION OF THE AGREEMENT AND PLAN OF          ISSUER            YES             FOR                  FOR

MERGER, DATED AS OF DECEMBER 13, 2009, AMONG EXXON

MOBIL CORPORATION, EXXONMOBIL INVESTMENT CORPORATION

AND XTO ENERGY INC.

PROPOSAL #02: ADJOURNMENT OF THE XTO ENERGY INC.                ISSUER            YES             FOR                  FOR

SPECIAL MEETING, IF NECESSARY TO SOLICIT ADDITIONAL

PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO ADOPT

THE MERGER AGREEMENT AT THE TIME OF THE SPECIAL

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAGEO CORPORATION

  TICKER:                  N/A                 CUSIP:   Y9723R100

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The indirect investment in People's            ISSUER             NO              N/A                  N/A

Republic of China

PROPOSAL #A.4: The status of the corporate bonds and         ISSUER             NO              N/A                  N/A

global depositary receipt issuance

PROPOSAL #A.5: The status of the new shares issuance         ISSUER             NO              N/A                  N/A

via private placement

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the 2009 profit distribution;         ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.15 per share

PROPOSAL #B.3: Approve the capital injection by                 ISSUER            YES             FOR                  FOR

issuing new shares via private placement

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans, endorsement and guarantee

PROPOSAL #B.5: Other issues and extraordinary motions        ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAHOO JAPAN CORPORATION

  TICKER:                  N/A                 CUSIP:   J95402103

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAHOO! INC.

  TICKER:                  YHOO               CUSIP:   984332106

  MEETING DATE:      6/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: CAROL BARTZ                  ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: ROY J. BOSTOCK             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: PATTI S. HART               ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: ERIC HIPPEAU                ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: SUSAN M. JAMES             ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: VYOMESH JOSHI               ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: ARTHUR H. KERN             ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: BRAD D. SMITH               ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: GARY L. WILSON             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: JERRY YANG                    ISSUER            YES             FOR                  FOR

PROPOSAL #02: APPROVAL OF AMENDMENTS TO THE COMPANY'S        ISSUER            YES             FOR                  FOR

 1996 DIRECTORS' STOCK PLAN.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL #04: SHAREHOLDER PROPOSAL REGARDING                  SHAREHOLDER        YES         AGAINST               FOR

EXECUTIVE COMPENSATION ADVISORY VOTE, IF PROPERLY

PRESENTED AT THE ANNUAL MEETING.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAKULT HONSHA CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J95468120

  MEETING DATE:      6/23/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.18: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.19: Appoint a Director                                         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #1.20: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.21: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.22: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.23: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.24: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.25: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.26: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2: Approve Abolition of Performance-based          ISSUER            YES         AGAINST           AGAINST

Compensations to Operating Executive Officers

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMADA DENKI CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J95534103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.: Amend Articles to: Expand Business Lines      ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.17: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve Provision of Retirement                     ISSUER            YES             FOR                  FOR

Allowance for Retiring Directors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMAGUCHI FINANCIAL GROUP,INC.

  TICKER:                  N/A                 CUSIP:   J9579M103

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMAHA CORPORATION

  TICKER:                  N/A                 CUSIP:   J95732103

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.: Appoint a Corporate Auditor                             ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4.: Renewal of Measures for the Large                 ISSUER            YES         AGAINST           AGAINST

Purchase of Company Shares (Anti-Takeover Measures)

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMAHA MOTOR CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J95776126

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #1.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Approve Renewal of Countermeasures to          ISSUER            YES         AGAINST           AGAINST

Large-Scale Acquisitions of the Company's Shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMANA GOLD INC

  TICKER:                  N/A                 CUSIP:   98462Y100

  MEETING DATE:      5/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #0: To receive the annual report of                       ISSUER             NO              N/A                  N/A

management to the shareholders and the audited

consolidated financial statements of the Company for

the FYE 31 DEC 2009 and the report of the Auditors

thereon

PROPOSAL #A.1: Election of Peter Marrone as a                     ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.2: Election of Patrick J. Mars as a                 ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.3: Election of Juvenal Mesquita Filho as         ISSUER            YES             FOR                  FOR

a Director of the Company for the ensuing year

PROPOSAL #A.4: Election of Antenor F. Silva, Jr.   as        ISSUER            YES             FOR                  FOR

 a Director of the Company for the ensuing year

PROPOSAL #A.5: Election of Nigel Lees as a Director          ISSUER            YES             FOR                  FOR

of the Company for the ensuing year

PROPOSAL #A.6: Election of Dino Titaro as a Director         ISSUER            YES             FOR                  FOR

of the Company for the ensuing year

PROPOSAL #A.7: Election of John Begeman as a Director        ISSUER            YES             FOR                  FOR

 of the Company for the ensuing year

PROPOSAL #A.8: Election of Robert Horn as a Director         ISSUER            YES             FOR                  FOR

of the Company for the ensuing year

PROPOSAL #A.9: Election of Richard Graff as a                     ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.10: Election of Carl Renzoni as a                     ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #A.11: Election of Alexander Davidson as a          ISSUER            YES             FOR                  FOR

Director of the Company for the ensuing year

PROPOSAL #B: Appointment of Deloitte & Touche LLP as         ISSUER            YES             FOR                  FOR

the Auditor

PROPOSAL #0: Transact such other business                             ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMATAKE CORPORATION

  TICKER:                  N/A                 CUSIP:   J96348107

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMATO HOLDINGS CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J96612114

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #1.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.: Appoint a Corporate Auditor                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMATO KOGYO CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J96524111

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAMAZAKI BAKING CO.,LTD.

  TICKER:                  N/A                 CUSIP:   J96656103

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Appoint a Corporate Auditor                              ISSUER            YES         AGAINST           AGAINST

PROPOSAL #4: Approve Provision of Retirement                       ISSUER            YES         AGAINST           AGAINST

Allowance for Directors and Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANGMING MARINE TRANS CORP

  TICKER:                  N/A                 CUSIP:   Y9729D105

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: Receive the report on the 2009                     ISSUER             NO              N/A                  N/A

business operations

PROPOSAL #A.2: Receive the 2009 audited reports                  ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Receive the report on the status of            ISSUER             NO              N/A                  N/A

the local secured corporate bonds

PROPOSAL #B.1: Approve the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the appropriation for                       ISSUER            YES             FOR                  FOR

offsetting deficit of year 2009

PROPOSAL #B.3: Amend the Articles of Incorporation             ISSUER            YES             FOR                  FOR

PROPOSAL #B.4: Amend the procedures of asset                       ISSUER            YES             FOR                  FOR

acquisition or disposal

PROPOSAL #B.5: Amend the procedures of endorsement            ISSUER            YES             FOR                  FOR

and guarantee

PROPOSAL #B.6: Amend the procedures of monetary loans        ISSUER            YES             FOR                  FOR

PROPOSAL #B.7: Approve the proposal of the shares              ISSUER            YES             FOR                  FOR

release and application for listing on the Taiwan

Stock Exchange of a Subsidiary

PROPOSAL #B81.1: Election of Ministry of                              ISSUER            YES             FOR                  FOR

Transportation and Communications/ Shareholder no.:

1, represented by Feng-Hai, Lu as a Director

PROPOSAL #B81.2: Election of Ministry of                              ISSUER            YES             FOR                  FOR

Transportation and Communications/ shareholder no.:

1, represented by Shuh-Shun, Ho as a Director

PROPOSAL #B81.3: Election of Ministry of                              ISSUER            YES             FOR                  FOR

Transportation and Communications/ shareholder no.:

1, represented by Chiou-Chien, Chang as a Director

PROPOSAL #B81.4: Election of Ministry of                              ISSUER            YES             FOR                  FOR

Transportation and Communications/ shareholder no.:

1, represented by Chih-Tsong Hwang as a Director

PROPOSAL #B81.5: Election of Ministry of                              ISSUER            YES             FOR                  FOR

Transportation and Communications/ shareholder no.:

1, represented by Tyh-Ming Lin as a Director

PROPOSAL #B81.6: Election of Ministry of                              ISSUER            YES             FOR                  FOR

Transportation and Communications/ shareholder no.:

1, represented by Younger Wu as a Director

PROPOSAL #B81.7: Election of Ting Li Development                ISSUER            YES             FOR                  FOR

Limited/ shareholder no.: 444069, represented by

Benny T. Hu as a Director

PROPOSAL #B82.1: Election of Evervaliant Corp/                   ISSUER            YES             FOR                  FOR

shareholder no.: 333041, represented by Her-Guey Chen

 as a Supervisor

PROPOSAL #B82.2: Election of Chinachem Group/                     ISSUER            YES             FOR                  FOR

shareholder no.: 170837, represented by Wing-Kong

Leung as a Supervisor

PROPOSAL #B.9: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

the Directors from participation in competitive

business

PROPOSAL #B.10: Extraordinary motions                                    ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANGZIJIANG SHIPBUILDING (HOLDINGS) LTD

  TICKER:                  N/A                 CUSIP:   Y9728A102

  MEETING DATE:      4/27/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Audited financial         ISSUER            YES             FOR                  FOR

statements for the FYE 31 DEC 2009 and the Directors

reports and the Auditors' report thereon

PROPOSAL #2: Declare a tax exempt  one tier  final            ISSUER            YES             FOR                  FOR

dividend of SGD 0.035 per ordinary share in respect

of the FYE 31 DEC 2009

PROPOSAL #3: Approve the proposed Directors fees of          ISSUER            YES             FOR                  FOR

SGD 91,000 for the FYE 31 DEC 2009 2008: SGD 91,500

PROPOSAL #4: Re-election of Mr. Xiang Jianjun as a            ISSUER            YES             FOR                  FOR

Director, retiring by rotation pursuant to Article 94

 of the Company's Articles of Association

PROPOSAL #5: Re-elect Mr. Wang Dong as a Director,            ISSUER            YES             FOR                  FOR

retiring by rotation pursuant to Article 94 of the

Company's Articles of Association

PROPOSAL #6: Re-appoint PricewaterhouseCoopers LLP as        ISSUER            YES             FOR                  FOR

 the Auditors and authorize the Directors to fix

their remuneration

PROPOSAL #7: Authorize the Directors of the Company,         ISSUER            YES             FOR                  FOR

pursuant to Section 161 of the Companies Act, Chapter

 50 and the listing rules of the Singapore Exchange

Securities Trading Limited  the SGX-ST : (a) (i)

issue ordinary shares in the capital of the Company

Shares  whether by way of rights, bonus or otherwise;

 and/or (ii) make or grant offers, agreements or

options  collectively, Instruments  that might or

would require Shares to be issued, including but not

limited to the creation and issue of  as well as

adjustments to warrants, debentures or other

instruments convertible into Shares, at any time and

upon such terms and conditions and for such purposes

and to such persons as the Directors may in their

absolute discretion deem fit; and (b) notwithstanding

 that the authority conferred by this Resolution may

have ceased to be in force  CONTD..

PROPOSAL #8: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

notwithstanding Rule 811 of the Listing Manual issued

 by SGX-ST, pursuant to the terms and conditions of

the Share Issue Mandate under Resolution 7 above, to

issue new shares of the Company to subscribers or

places under a share placement at a discount that is

more than 10% but not exceeding 20% to the weighted

average price for trades done on the SGX-ST for the

full market day on which the placement or

subscription agreement is signed; trading in the

Company's shares is not available for a full market

day, the weighted average price shall be based on

trades done on the preceding market day up to the

time the placement agreement or subscription

agreement is signed. (b) (unless revoked or varied by

 the Company in a general meeting), the  Authority so

 conferred shall continue CONTD..

PROPOSAL #9: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to (a) to purchase or otherwise acquire issued

Ordinary Shares not exceeding in aggregate the

Maximum Limit of 10% as hereafter defined , at such

price or prices as may be determined by the Directors

 of the Company from time to time up to the Maximum

Price  as hereafter defined , whether by way of:

market purchase(s) of 105% on the SGX-ST; and/or;

off-market purchase(s) of 120%  if effected otherwise

 than on the SGX-ST  in accordance with any equal

access scheme(s) as may be determined or formulated

by the Directors of the Company as they consider fit,

 which scheme(s) shall satisfy all the conditions

prescribed by the Companies Act; and otherwise in

accordance with all other laws and regulations and

rules of the SGX-ST as may for the time being be

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANLORD LD GROUP LTD

  TICKER:                  N/A                 CUSIP:   Y9729A101

  MEETING DATE:      4/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and adopt the Directors' report         ISSUER            YES             FOR                  FOR

and the audited financial statements for the FYE 31

DEC 2009 together with the Auditors' reports thereon

PROPOSAL #2: Declare a first and final  one-tier               ISSUER            YES             FOR                  FOR

tax-exempt dividend of 1.68 Singapore cents per

ordinary share for the YE 31 DEC 2009

PROPOSAL #3: Approve the payment of Directors' Fees          ISSUER            YES             FOR                  FOR

of SGD 400,000 for the YE 31 DEC 2009 FY2008: SGD

PROPOSAL #4a: Re-election of Zhong Sheng Jian as a            ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 91 of the

Articles of Association  AA  of the Company

PROPOSAL #4b: Re-election of Hong Zhi Hua as a                   ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 91 of the

Articles of Association  AA  of the Company

PROPOSAL #4c: Re-election of Ng Jui Ping as a                     ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 91 of the

Articles of Association  AA  of the Company

PROPOSAL #5: Re-appointment of Messrs Deloitte &                ISSUER            YES             FOR                  FOR

Touche LLP as the Auditors of the Company and to

authorize the Directors to fix their remuneration

PROPOSAL #6: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to allot and issue shares in the capital of the

Company  shares  whether by way of rights, bonus or

otherwise; and/or make or grant offers, agreements or

 options  collectively, Instruments and each, an

Instrument  that might or would require shares to be

issued, including but not limited to the creation and

 issue of  as well as adjustments to  warrants,

debentures or other instruments convertible into

shares, at any time and upon such terms and

conditions and for such purposes and to such persons

as the Directors may, in their absolute discretion,

deem fit; and  notwithstanding the authority

conferred by this resolution may have ceased to be in

 force  issue shares in pursuance of any instrument

made or granted by the Directors while this

resolution was in force, provided that: CONTD..

PROPOSAL #7: Authorize the Directors of the Company          ISSUER            YES             FOR                  FOR

to the share issue mandate in Resolution 6 above

being obtained, to issue new shares other than on a

pro-rata basis to shareholders of the Company at an

issue price per new share which shall be determined

by the Directors in their absolute discretion

provided that such price shall not represent more

than a 20% discount for new shares to the weighted

average price per share determined in accordance with

 the requirements of the SGX-ST

PROPOSAL #8: Approve the Directors to  a  offer and          ISSUER            YES         AGAINST           AGAINST

grant options in accordance with the provisions of

the Yanlord Land Group Share Option Scheme 2006  ESOS

 2006 ; and  b  allot and issue from time to time

such number of shares in the capital of the Company

as may be issued pursuant to the exercise of options

under the ESOS 2006, provided that the aggregate

number of shares to be issued pursuant to the ESOS

2006 shall not exceed 15% of the total issued shares

in the capital of the Company from time to time

PROPOSAL #9: Authorize the Directors, pursuant to              ISSUER            YES             FOR                  FOR

Sections 76C and 76E of the Companies Act,  Chapter

50, Singapore   the Act , to purchase or acquire

issued ordinary shares fully paid in the capital of

the Company  Shares  not exceeding in aggregate the

Maximum Percentage  as specified below , at such

price or prices as may be determined by the Directors

 from time to time up to the Maximum Price  as

specified below , whether by way of: on market

purchases on the Singapore Exchange Securities

Trading Limited  SGX-ST , and/or off-market purchases

  it effected otherwise than on the SGX-ST  in

accordance with any equal access scheme'S  as may be

determined or formulated all the conditions

prescribed by Act  Off-Market Purchase  and otherwise

 in accordance with all other laws regulations and

rules of SGX-ST as may for the time CONTD..

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANTAI CHANGYU PIONEER WINE CO LTD

  TICKER:                  N/A                 CUSIP:   Y9739T108

  MEETING DATE:      4/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the report on the Company's                ISSUER            YES             FOR                  FOR

major assets acquisition (draft) and relevant

transaction matters

PROPOSAL #2: Authorize the Board to handle matters in        ISSUER            YES             FOR                  FOR

 relation to the major assets acquisition

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANTAI CHANGYU PIONEER WINE CO LTD

  TICKER:                  N/A                 CUSIP:   Y9739T108

  MEETING DATE:      5/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

supervisory committee

PROPOSAL #3: Approve the 2009 annual report                         ISSUER            YES             FOR                  FOR

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan, as follows i) cash dividend/10 shares [tax

included]: CNY 12.0000 2) bonus issue from profit

[share/10 shares]: none 3) bonus issue from capital

reserve [share/10 shares]:None

PROPOSAL #6: Amend to the Company's Articles of                 ISSUER            YES             FOR                  FOR

Association

PROPOSAL #7: Re-election of Directors                                    ISSUER            YES             FOR                  FOR

PROPOSAL #8: Re-election of supervisors                                ISSUER            YES             FOR                  FOR

PROPOSAL #9: Re-appointment of audit firm                             ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MINING CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      10/30/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1.A: Approve the acquisition of 100%                ISSUER            YES             FOR                  FOR

equity interest in Felix Resources Limited by the

Company by way of a Scheme of Arrangement through

Austar Coal Mine Pty Limited, a wholly-owned

subsidiary of Yancoal Australia Pty Limited ['Yancoal

 Australia Pty'], a wholly-owned subsidiary of the

Company [the 'Transaction']

PROPOSAL #S.1.B: Approve all resolutions passed at            ISSUER            YES             FOR                  FOR

the EGM shall be valid for a period of 12 months from

 the date of passing

PROPOSAL #S.2: Approve the Material Asset                            ISSUER            YES             FOR                  FOR

Restructuring Report of the Company containing, inter

 alia, the following matters in relation to the

Transaction, namely (1) the method of acquisition,

the subject matter of and the counterparty to the

Transaction; (2) the consideration; (3) the method or

 basis for determining the consideration; (4) the

contractual obligations and the liabilities for

breach of contract in respect of the transfer of

title relating to the shares to be acquired; and (5)

the conditions precedent and the effective date of

the Transaction

PROPOSAL #S.3: Approve the Financing Arrangement in          ISSUER            YES             FOR                  FOR

respect of the satisfaction of the consideration for

the Transaction in the amount of AUD 3,333 million

[equivalent to approximately RMB 18,951 million] to

be satisfied by way of bank loans to be provided by

Bank of China, Sydney Branch or a syndicate of banks

led by Bank of China, Sydney Branch to be made in AUD

 or USD equivalent to the amount of RMB 20 billion;

and the issuance of a letter of guarantee by Bank of

China, Shandong Branch in favor of Bank of China,

Sydney Branch at the request of and upon the

application made by the Company to Bank of China,

Shandong Branch; and the provision of the counter-

guarantee by the controlling shareholder of the

Company, Yankuang Group Corporation Limited, to the

PROPOSAL #S.4: Authorize the Board of Directors [the         ISSUER            YES             FOR                  FOR

'Board'] of the Company and Mr. Wu Yuxiang and Mr.

Zhang Baocai, being the Directors of the Company, to

take any action and further actions on behalf of the

Company as they consider necessary, appropriate,

desirable or expedient in connection with the

Transaction in accordance with the requirements of

relevant regulatory authorities and the requirements

of the Transaction itself, including, without

limitation, executing and delivering any and all

agreements, documents and instruments, if any, to

execute and/or perform all necessary and ancillary

actions with respect to the Transaction and to

perfect the Transaction, making any amendments,

revisions, supplements or waivers of any matters in

relation to, or in connection with or incidental to,

the Transaction which they consider are in the

interest of the Company, provided that such

amendments, revisions, supplements or waivers shall

not result in a material change to the terms of the

Transaction; and ratify and consider any or all past

actions by the Board which they may deem or have

deemed in their sole discretion to be necessary with

respect to any of the matters contemplated by this

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Elect Mr. Li Weimin as a Director of            ISSUER            YES             FOR                  FOR

the Company, whose appointment will

PROPOSAL #S.2: Amend the Rules of Procedures for the         ISSUER            YES             FOR                  FOR

Board of Yanzhou Coal Mining Company Limited

PROPOSAL #S.3: Amend the Rules of Procedures for the         ISSUER            YES             FOR                  FOR

Supervisory Committee of Yanzhou Coal Mining Company

Limited

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the mandate on authorizing the        ISSUER            YES             FOR                  FOR

 Board of Directors to repurchase H Shares of the

Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YANZHOU COAL MNG CO LTD

  TICKER:                  N/A                 CUSIP:   Y97417102

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the working report of the Board        ISSUER            YES             FOR                  FOR

 of Directors of the Company the Board for the YE 31

DEC 2009

PROPOSAL #2.: Approve the working report of the                 ISSUER            YES             FOR                  FOR

Supervisory Committee of the Company for the YE 31

DEC 2009

PROPOSAL #3.: Approve the audited financial                        ISSUER            YES             FOR                  FOR

statements of the Company as at and for the YE 31 DEC

PROPOSAL #4.: Approve the proposed profit                            ISSUER            YES             FOR                  FOR

distribution plan of the Company for the YE 31 DEC

2009 and to authorize the Board to distribute an

aggregate cash dividend of RMB 1,229.6 million tax

inclusive , equivalent to RMB 0.25 tax inclusive per

share to the shareholders of the Company

PROPOSAL #5.: Approve the remuneration of the                     ISSUER            YES             FOR                  FOR

Directors and Supervisors of the Company for the YE

31 DEC 2010

PROPOSAL #6.: Re-appointment of Grant Thornton and            ISSUER            YES             FOR                  FOR

Shine Wing Certified Public Accountants Ltd as the

Company's International and PRC Auditors for the year

 2010, respectively, until the conclusion of the next

 AGM and to determine their remuneration arrangements

PROPOSAL #7.: Approve the purchase of liability                 ISSUER            YES         AGAINST           AGAINST

insurance for the Directors, Supervisors and senior

officers of the Company

PROPOSAL #S.8: Approve the proposal regarding the              ISSUER            YES             FOR                  FOR

expansion of the business scope of Yanzhou Coal

Mining Company Limited and amendments to the Articles

 of Association of the Company

PROPOSAL #S.9: Authorize the Board to issue, allot            ISSUER            YES             FOR                  FOR

and deal with additional H Shares in the share

capital of the Company and to make or grant offers,

agreements and options in respect thereof, subject to

 the following terms: i) such mandate shall not

extend beyond the Relevant Period save that the Board

 may during the Relevant Period make or grant offers,

 agreements or options which might require the

exercise of such powers after the end of the Relevant

 Period; ii) the number of shares allotted or agreed

conditionally or unconditionally to be allotted

whether pursuant to an option or otherwise by the

Board shall not exceed 20% of the number of H Shares

in issue as at the date of the this resolution; and

iii) the Board will only exercise its power under

such mandate in accordance with the Company Law of

the PRC and the Rules Governing the Listing of

Securities on the Stock Exchange of Hong Kong Limited

 as amended from time and only if all necessary

approvals from the China Securities Regulatory

Commission and/or other relevant PRC government

authorities are obtained; H Shares means the

overseas-listed foreign invested shares in the share

capital of the Company with a par value of RMB 1.00

each, and which are held and traded in Hong Kong

dollars; Authority expires at the conclusion of the

next AGM of the Company following the passing of this

 resolution or expiration of a 12 month period

following the passing of this resolution or the date

on which the authority set out in this resolution is

revoked or varied by a special resolution of the

shareholders of the Company in a general meeting;

authorize the Board, contingent on the Directors

resolving to issue shares pursuant to this

resolution, to approve, execute and do or procure to

be executed and done, all such documents, deeds and

things as it may consider relevant in connection with

 the issue of such new shares including, but not

limited to, determining the time and place of issue,

making all necessary applications to the relevant

authorities and entering into an underwriting

agreement or any other agreement , to determine the

use of proceeds and to make all necessary filings and

 registrations with the relevant PRC, Hong Kong and

other authorities, and to make such amendments to the

 Articles of Association as it thinks fit so as to

reflect the increase in registered capital of the

Company and to reflect the new share capital

structure of the Company under the intended allotment

 and issue of the shares of the Company pursuant to

PROPOSAL #S.10: Authorize the Board of the Company,          ISSUER            YES             FOR                  FOR

subject to this resolution, to repurchase the issued

H shares of the Company on the Hong Kong Stock

Exchange, subject to and in accordance with all

applicable laws, rules and regulations and/or

requirements of the governmental or regulatory body

of securities in the PRC, the Hong Kong Stock

Exchange or of any other governmental or regulatory

body be approved; the aggregate nominal value of H

Shares of the Company authorized to be repurchased

subject to the approval in this resolution during the

 Relevant Period shall not exceed 10% of the

aggregate nominal value of the issued H Shares of the

 Company as at the date of the passing of this

resolution; i) the passing of a special resolution

with the same terms as the resolution set out in this

 paragraph except for this sub-paragraph (c) (i) at a

 class meeting for the holders of Domestic Shares of

the Company to be held on 25 JUN 2010 or on such

adjourned date as may be applicable ; and the class

meeting for the holders of H Shares to be held on 25

JUN 2010 or on such adjourned date as may be

applicable for such purpose; ii) the approval of the

relevant PRC regulatory authorities as may be

required by laws, rules and regulations of the PRC

being obtained by the Company if appropriate; and

iii) the Company not being required by any of its

creditors to repay or to provide guarantee in respect

 of any amount due to any of them or if the Company

is so required by any of its creditors, the Company

having, in its absolute discretion, repaid or

provided guarantee in respect of such amount pursuant

 to the notification procedure set out in Articles of

 Association; subject to the approval of all relevant

 PRC regulatory authorities for the repurchase of

such H Shares being granted, the Board be authorized

to: i) amend the Articles of Association as it thinks

 fit so as to reduce the registered share capital of

the Company and to reflect the new capital structure

of the Company upon the repurchase of H shares of the

 Company as contemplated in this resolution; and ii)

file the amended Articles of Association with the

relevant governmental authorities of the PRC;

Authority expires at the conclusion of the next AGM

or the expiration of a 12 month period following the

passing of this special resolution or the date on

which the authority set out in this special

resolution is revoked or varied by a special

resolution of the shareholders of the Company in any

general meeting or by a special resolution of holders

 of H shares or holders of domestic shares of the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YAPI VE KREDI BANKASI A S

  TICKER:                  N/A                 CUSIP:   M9869G101

  MEETING DATE:      3/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Opening of the constitution of the                 ISSUER             NO              N/A                  N/A

council for the meeting

PROPOSAL #2: Approve the annual report of the Board          ISSUER             NO              N/A                  N/A

of Directors, report of the Statutory Auditors and

summary of report of External Auditors  Basaran Nas

Bagimsiz Denetim Ve Serbest Muhasebeci Mali

musavirlik A.S.  PricewaterhouseCoopers related to

the activities of the year 2009, rejection or

approval with amendments of the proposal of the Board

 of Directors regarding the balance sheet, income

PROPOSAL #3: Approve the confirmation of Board                   ISSUER             NO              N/A                  N/A

Members elected by the Board of Directors according

to Article 315 of the Turkish Commercial Code to fill

 in the vacancies occurred in the mid term

PROPOSAL #4: Grant discharge to the Members of the            ISSUER             NO              N/A                  N/A

Board of Directors and the Statutory Auditors of

liability related to activities of the company during

 the year 2009

PROPOSAL #5: Ratify the transactions concerning the          ISSUER             NO              N/A                  N/A

sale of our bank's some of receivables which where

traced on the liquidation accounts and discharge of

the Members of he Board of Directors with regard to

these transactions

PROPOSAL #6: Ratify the sale of the property located         ISSUER             NO              N/A                  N/A

in Mugla, Marmaris, Icmeler Koyu Parcels 1858 and

1912 which was acquired in exchange of some of the

bank receivables and discharge of the Members of the

Board of Directors with regard to these transactions

PROPOSAL #7: Election of the Members of the Board of         ISSUER             NO              N/A                  N/A

Directors and approve to determine

PROPOSAL #8: Election of the Statutory Auditors and          ISSUER             NO              N/A                  N/A

approve to determine their term in

PROPOSAL #9: Approve to determine the attendance fees        ISSUER             NO              N/A                  N/A

 for Members of the Board of Directors and the fees

of the Auditors

PROPOSAL #10: Approve the profit distribution for the        ISSUER             NO              N/A                  N/A

 year 2009

PROPOSAL #11: Approve to submit the Profit                          ISSUER             NO              N/A                  N/A

Distribution Policy of the bank for 2010 and

forthcoming years to the shareholders' knowledge

according to the Corporate Governance Principles

PROPOSAL #12: Approve to submit the disclosure policy        ISSUER             NO              N/A                  N/A

 of the bank in accordance with the Corporate

Governance Principles

PROPOSAL #13: Approve to submit the donations made by        ISSUER             NO              N/A                  N/A

 the bank in 2009 to the foundations and

associations, which are subject to tax exemption,

with the AIM of social relief to the shareholders'

PROPOSAL #14: Ratify the Independent External                     ISSUER             NO              N/A                  N/A

Auditing Company elected for auditing the 2010

financial statements in line with the requirement of

the regulation issued by the capital markets board on

 capital market Independent External Audit

PROPOSAL #15: Approve to grant permission to the                ISSUER             NO              N/A                  N/A

Members of the Board of Directors for the

transactions specified in Articles 334 and 335 of the

 Turkish Commercial Code, and Article 32 of this

resolution 2 of the Articles of Association of the

PROPOSAL #16: Authorize the Chairmanship to sign the         ISSUER             NO              N/A                  N/A

minutes of the assembly

PROPOSAL #17: Wishes and suggestions                                     ISSUER             NO              N/A                  N/A

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YARA INTERNATIONAL ASA, OSLO

  TICKER:                  N/A                 CUSIP:   R9900C106

  MEETING DATE:      5/11/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Election of the Chairperson of the                 ISSUER            YES             FOR                  FOR

meeting and of a person to co-sign the

PROPOSAL #2: Approve the annual accounts and the                ISSUER            YES             FOR                  FOR

annual report for 2009 for Yara International Asa and

 the Group, hereunder payment of dividends

PROPOSAL #3: Approve the guidelines for the                        ISSUER            YES             FOR                  FOR

remuneration of the members of the Executive

PROPOSAL #4: Approve to determination of remuneration        ISSUER            YES             FOR                  FOR

 to the Auditor

PROPOSAL #5: Election of members of the Board                      ISSUER            YES             FOR                  FOR

PROPOSAL #6: Approve to determine the remuneration to        ISSUER            YES             FOR                  FOR

 the members of the Board, members of the

Compensation Committee and the Auditor Committee

PROPOSAL #7: Re-elect for a period of 2 years of Eva         ISSUER            YES             FOR                  FOR

Lystad a Chairperson and Bjorg Ven, Thorunn Kathrine

Bakke and Olaug Svarva as the Members of the

Nomination Committee and determination of the

PROPOSAL #8: Amend the Articles of Association                   ISSUER            YES             FOR                  FOR

regarding documents to the general meeting

PROPOSAL #9: Approve the power of attorney from the          ISSUER            YES             FOR                  FOR

general meeting to the Board for acquisition of own

shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YASKAWA ELECTRIC CORPORATION

  TICKER:                  N/A                 CUSIP:   J9690T102

  MEETING DATE:      6/17/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.12: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.13: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.14: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.15: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.16: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3.1: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #3.2: Appoint a Corporate Auditor                           ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Appoint a Substitute Corporate Auditor         ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YOKOGAWA ELECTRIC CORPORATION

  TICKER:                  N/A                 CUSIP:   J97272124

  MEETING DATE:      6/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve Appropriation of Retained                 ISSUER            YES             FOR                  FOR

Earnings

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YTL CORP BHD

  TICKER:                  N/A                 CUSIP:   Y98610101

  MEETING DATE:      12/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 30 JUN 2009 together with the

reports of the Directors and the Auditors thereon

PROPOSAL #2.: Approve to sanction the declaration of         ISSUER            YES             FOR                  FOR

a final dividend of 15% gross less Malaysian Income

Tax in respect of the FYE 30 JUN 2009

PROPOSAL #3.: Re-elect Tan Sri Dato' (Dr) Francis              ISSUER            YES             FOR                  FOR

Yeoh Sock Ping as a Director, who retires pursuant to

 Article 84 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Sri Michael Yeoh Sock            ISSUER            YES             FOR                  FOR

Siong as a Director, who retires pursuant to Article

84 of the Company's Articles of Association

PROPOSAL #5.: Re-elect Dato' Yeoh Soo Keng as a                 ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 84 of the

Company's Articles of Association

PROPOSAL #6.: Re-appoint Tan Sri Dato' Seri (Dr) Yeoh        ISSUER            YES             FOR                  FOR

 Tiong Lay as a Director of the Company, until the

next AGM, who retires pursuant to Section 129(6) of

the Companies Act, 1965

PROPOSAL #7.: Re-appoint Dato' (Dr) Yahya Bin Ismail         ISSUER            YES             FOR                  FOR

as a Director of the Company, until the next AGM, who

 retires pursuant to Section 129(6) of the Companies

Act, 1965

PROPOSAL #8.: Re-appoint Mej Jen Dato' Haron Bin Mohd        ISSUER            YES             FOR                  FOR

 Taib (B), as a Director of the Company, until the

next AGM, who retires pursuant to Section 129(6) of

the Companies Act, 1965

PROPOSAL #9.: Re-appoint Eu Peng Meng @ Leslie Eu as         ISSUER            YES             FOR                  FOR

a Director of the Company, until the next AGM, who

retires pursuant to Section 129(6) of the Companies

Act 1965

PROPOSAL #10.: Approve the payment of the Directors'         ISSUER            YES             FOR                  FOR

fees amounting to MYR 278,000 for the FYE 30 JUN 2009

PROPOSAL #11.: Re-appoint the Auditors and authorize         ISSUER            YES             FOR                  FOR

the Directors to fix their remuneration

PROPOSAL #12.: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Section 132D of the Companies Act, 1965, to allot and

 issue shares in the Company at any time until the

conclusion of the next AGM and upon such terms and

conditions and for such purposes as the Directors

may, in their absolute discretion, deem fit provided

that the aggregate number of shares to be issued does

 not exceed 10% of the issued and paid-up share

capital of the Company for the time being and to

obtain the approval for the listing of and quotation

for the additional shares so issued on Bursa Malaysia

 Securities Berhad

PROPOSAL #13.: Authorize the Company, subject to the         ISSUER            YES             FOR                  FOR

Company's compliance with all applicable rules,

regulations, orders and guidelines made pursuant to

the Companies Act, 1965, the provisions of the

Company's Memorandum and Articles of Association and

the Main Market Listing Requirements of Bursa

Malaysia Securities Berhad ['Bursa Securities'] and

the approvals of all relevant authorities, to the

fullest extent permitted by law, to buy-back and/or

hold from time to time and at any time such amount of

 ordinary shares of MYR 0.50 each in the Company as

may be determined by the Directors of the Company

from time to time through Bursa Securities upon such

terms and conditions as the Directors may deem fit

and expedient in the interests of the Company ['the

Proposed Share Buy-Back'] provided that: i) the

maximum number of shares which may be purchased

and/or held by the Company at any point of time

pursuant to the Proposed Share Buy-Back shall not

exceed 10% of the total issued and paid-up share

capital of the Company for the time being quoted on

Bursa Securities provided always that in the event

that the Company ceases to hold all or any part of

such shares as a result of, amongst others,

cancellation of shares, sale of shares on the market

of Bursa Securities or distribution of treasury

shares to shareholders as dividend in respect of

shares bought back under the previous shareholders'

mandate for share buy-back which was obtained at the

AGM held on 02 DEC 2008, the Company shall be

entitled to further purchase and/or hold such

additional number of shares as shall [in aggregate

with the shares then still held by the Company] not

exceed 10% of the total issued and paid-up share

capital of the Company for the time being quoted on

Bursa Securities; ii) the maximum amount of funds to

be allocated by the Company pursuant to the Proposed

Share Buy-Back shall not exceed the sum of Retained

Profits and the Share Premium Account of the Company

based on its latest audited financial statements

available up to the date of a transaction pursuant to

 the Proposed Share Buy-Back, as at 30 JUN 2009, the

audited Retained Profits and Share Premium Account of

 the Company were MYR 2,980,891,000 and MYR

1,503,558,000 respectively; and iii) the shares

purchased by the Company pursuant to the Proposed

Share Buy-Back may be dealt with by the Directors in

all or any of the following manner: a) the shares so

purchased may be cancelled and/or b) the shares so

purchased may be retained in treasury for

distribution as dividend to the shareholders and/or

resold on the market of Bursa Securities and/or

subsequently cancelled; and/or c) part of the shares

so purchased may be retained as treasury shares with

the remainder being cancelled; [Authority expires the

 earlier of the conclusion of the next AGM of the

Company or the expiry of the period within which the

next AGM is required by Law to be held]; and

authorize the Directors of the Company to take all

PROPOSAL #14.: Authorize the Company and/or its                 ISSUER            YES             FOR                  FOR

subsidiaries to enter into recurrent related party

transactions from time to time with Related parties

who may be a Director, a major shareholder of the

Company and/or its subsidiaries or a person connected

 with such a Director or a major shareholder, as

specified in Section 2.1.2 as specified subject to

the following: i) the transactions are of a revenue

or trading in nature which are necessary for the day-

to-day operations of the Company and/or its

subsidiaries and are transacted on terms consistent

or comparable with market or normal trade practices

and/or based on normal commercial terms and on terms

not more favorable to the related parties than those

generally available to the public and are not to the

detriment of the minority shareholders; and ii)

disclosure is made in the annual report of the

aggregate value of transactions conducted during the

FY pursuant to the shareholders' mandate in

accordance with the main market Listing Requirements

of Bursa Malaysia Securities Berhad; [Authority

expires the earlier of the conclusion of the next AGM

 of the Company or the expiry of the period within

which the next AGM is required to be held pursuant to

 Section 143(1) of the Companies Act, 1965 [the Act]

[but shall not extend to such extension as may be

allowed pursuant to Section 143(2) of the Act]; and

authorize the Directors of the Company to complete

and do such acts and things as they may consider

expedient or necessary to give full effect to the

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YTL CORP BHD

  TICKER:                  N/A                 CUSIP:   Y98610101

  MEETING DATE:      2/5/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Authorize the Company, subject to all            ISSUER            YES             FOR                  FOR

relevant authorities: (i) to issue up to USD 400

million nominal values of the  Bonds, via YTL SPV,

with a coupon rate and/or yield to maturity to be

determined, which will be guaranteed by the Company

and that the Bonds shall be exchangeable into new

ordinary shares of MYR 0.50 each in YTL Corp  YTL

Corp Shares  at an exchange price to be determined,

subject to further  terms and conditions as the

Directors may determine and as provided in the trust

deed to be entered into by YTL SPV, the Company and

the Trustee for the Bonds  Trust Deed  and/or such

other document to be entered into constituting the

Bonds; (ii) to allot and issue such appropriate

number of new YTL Corp Shares, credited as fully

paid-up, to or to the order of the holders of the

Bonds which are required to be issued upon the

exchange of the bonds into new YTL Corp shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YTL POWER INTERNATIONAL BHD

  TICKER:                  N/A                 CUSIP:   Y9861K107

  MEETING DATE:      12/1/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive the audited financial                        ISSUER            YES             FOR                  FOR

statements for the FYE 30 JUN 2009 together with the

Reports of the Directors and Auditors thereon

PROPOSAL #2.: Approve to sanction the declaration of         ISSUER            YES             FOR                  FOR

a final dividend of 3.75% single tier in respect of

the FYE 30 JUN 2009

PROPOSAL #3.: Re-elect Tan Sri Dato' (Dr) Francis              ISSUER            YES             FOR                  FOR

Yeoh Sock Ping as a Director, who retires pursuant to

 Article 84 of the Company's Articles of Association

PROPOSAL #4.: Re-elect Dato' Yeoh Soo Min as a                   ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 84 of the

Company's Articles of Association

PROPOSAL #5.: Re-elect Dato' Yeoh Soo Keng as a                 ISSUER            YES             FOR                  FOR

Director, who retires pursuant to Article 84 of the

Company's Articles of Association

PROPOSAL #6.: Re-elect Tan Sri Datuk Dr. Aris Bin              ISSUER            YES             FOR                  FOR

Osman @ Othman, who retires pursuant to Paragraph

7.26(2) of the Main Market Listing Requirements of

Bursa Malaysia Securities Berhad

PROPOSAL #7.: Re-appoint Tan Sri Dato' Seri (Dr.)              ISSUER            YES             FOR                  FOR

Yeoh Tiong Lay as a Director of the Company to hold

office until the next AGM, who is retiring pursuant

to Section 129(6) of the Companies Act, 1965

PROPOSAL #8.: Re-elect Dato' (Dr.) Yahya Bin Ismail          ISSUER            YES             FOR                  FOR

as a Director of the Company to hold office until the

 next AGM, who is retiring pursuant to Section 129(6)

 of the Companies Act, 1965

PROPOSAL #9.: Re-appoint Mej Jen Dato' Haron Bin Mohd        ISSUER            YES             FOR                  FOR

 Taib (B) as a Director of the Company to hold office

 until the next AGM, who is retiring pursuant to

Section 129(6) of the Companies Act, 1965

PROPOSAL #10.: Approve the payment of Directors' fees        ISSUER            YES             FOR                  FOR

 amounting to MYR 372,500 for the FYE 30 JUN 2009

PROPOSAL #11.: Re-appoint the Auditors and authorize         ISSUER            YES             FOR                  FOR

the Directors to fix their remuneration

PROPOSAL #12.: Authorize the Directors, pursuant to          ISSUER            YES             FOR                  FOR

Section 132D of the Companies Act, 1965, to allot and

 issue shares in the Company, at any time until the

conclusion of the next AGM, and upon such terms and

conditions and for such purposes as the Directors

may, in their absolute discretion, deem fit provided

that the aggregate number of shares to be issued does

 not exceed 10% of the issued and paid-up share

capital of the Company for the time being and to

obtain the approval for the listing of and quotation

for the additional shares so issued on Bursa Malaysia

 Securities Berhad

PROPOSAL #13.: Authorize the Company, subject to the         ISSUER            YES             FOR                  FOR

Company's compliance with all applicable rules,

regulations, orders and guidelines made pursuant to

the Companies Act, 1965, the provisions of the

Company's Memorandum and Articles of Association and

the Main Market Listing Requirements ('Main LR') of

Bursa Malaysia Securities Berhad ('Bursa Securities')

 and the approvals of all relevant authorities, to

the fullest extent permitted by law, to buy-back

and/or hold from time to time and at any time such

amount of ordinary shares of MYR 0.50 each in the

Company as may be determined by the Directors of the

Company from time to time through Bursa Securities

upon such terms and conditions as the Directors may

deem fit and expedient in the interests of the

Company ('the Proposed Share Buy-Back') provided

that: the maximum number of shares which may be

purchased and/or held by the Company at any point of

time pursuant to the Proposed Share Buy-Back shall

not exceed 10% of the total issued and paid-up share

capital of the Company for the time being quoted on

Bursa Securities provided always that in the event

that the Company ceases to hold all or any part of

such shares as a result of, amongst others,

cancellation of shares, sale of shares on the market

of Bursa Securities or distribution of treasury

shares to shareholders as dividend in respect of

shares bought back under the previous shareholders'

mandate for share buy-back which was obtained at the

AGM held on 02 Dec 2008, the Company shall be

entitled to further purchase and/or hold such

additional number of shares as shall (in aggregate

with the shares then still held by the Company) not

exceed 10% of the total issued and paid-up share

capital of the Company for the time being quoted on

Bursa Securities; the maximum amount of funds to be

allocated by the Company pursuant to the Proposed

Share Buy-Back shall not exceed the sum of retained

profits and the Share Premium Account of the Company

based on its latest audited financial statements

available up to the date of a transaction pursuant to

 the Proposed Share Buy-Back; as at 30 JUN 2009, the

audited Retained Profits and Share Premium Account of

 the Company were MYR 2,228,020,000 and MYR

1,774,814,000 respectively; and the shares purchased

by the Company pursuant to the Proposed Share Buy-

Back may be dealt with by the Directors in all or any

 of the following manner:- a) the shares so purchased

 may be cancelled; and/or b) the shares so purchased

may be retained in treasury for distribution as

dividend to the shareholders and/or resold on the

market of Bursa Securities and/or subsequently

cancelled; and/or c) part of the shares so purchased

may be retained as treasury shares with the remainder

 being cancelled; [Authority expires at the earlier

of the conclusion of the next AGM of the Company or

the expiry of the period within which the next AGM is

 required by law to be held] unless revoked or varied

 by ordinary resolution of the shareholders of the

PROPOSAL #14.: Authorize the Company and/or its                 ISSUER            YES             FOR                  FOR

subsidiaries to enter into recurrent related party

transactions from time to time with Related Parties

who may be a Director, a major shareholder of the

Company and/or its subsidiaries or a person connected

 with such a Director or major shareholder, as

specified in Section 2.1.2 (a) & (b) of the Circular

to Shareholders dated 09 NOV 2009 subject to the

following: i) the transactions are of a revenue or

trading in nature which are necessary for the day-to-

day operations of the Company and/or its subsidiaries

 and are transacted on terms consistent or comparable

 with market or normal trade practices and/or based

on normal commercial terms and on terms not more

favorable to the Related Parties than those generally

 available to the public and are not to the detriment

 of the minority shareholders; and ii) disclosure is

made in the annual report of the aggregate value of

transactions conducted during the FY pursuant to the

shareholders' mandate in accordance with the Main

Market Listing Requirements of Bursa Malaysia

Securities Berhad; [Authority expires at the earlier

of the conclusion of the next AGM of the Company or

the expiry of the period within which the next AGM is

 required to be held pursuant to Section 143(1) of

the Companies Act, 1965 (the 'Act') (but shall not

extend to such extension as may be allowed pursuant

to Section 143(2) of the Act)]; and authorize the

Directors of the Company to complete and do such acts

 and things as they may consider expedient or

necessary to give full effect to the shareholders'

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YUANTA FINANCIAL HOLDING CO LTD

  TICKER:                  N/A                 CUSIP:   Y2169H108

  MEETING DATE:      6/18/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: The 2009 business operations                         ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: The 2009 audited reports                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: The status of the Rules of Board                 ISSUER             NO              N/A                  N/A

meeting

PROPOSAL #A.4: The status of the code of conduct                ISSUER             NO              N/A                  N/A

PROPOSAL #A.5: The status of treasury stocks                       ISSUER             NO              N/A                  N/A

transferring

PROPOSAL #A.6: The establishment of buyback treasury         ISSUER             NO              N/A                  N/A

stocks and conditions of transferring to employees

PROPOSAL #A.7: The status of buyback treasury stock           ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Receive the 2009 business reports and         ISSUER            YES             FOR                  FOR

financial statements

PROPOSAL #B.2: Approve the 2009 profit Distribution          ISSUER            YES             FOR                  FOR

proposed cash dividend: TWD 0.9 per share

PROPOSAL #B.3: Approve the revision to the Articles          ISSUER            YES             FOR                  FOR

of Incorporation

PROPOSAL #B41.1: Election of Ching Chang Yen as a              ISSUER            YES             FOR                  FOR

Chairman  Shareholder No. 366956

PROPOSAL #B42.1: Election of Willian Seetoo as the            ISSUER            YES             FOR                  FOR

Independent Director  ID No. A100862681

PROPOSAL #B42.2: Election of Chao Lin Yang as the              ISSUER            YES             FOR                  FOR

Independent Director  ID No. Q100320341

PROPOSAL #B42.3: Election of Cheng Ji Lin as the                ISSUER            YES             FOR                  FOR

Independent Director  ID No. B101447429

PROPOSAL #B42.4: Election of Ling Long Shen as the            ISSUER            YES             FOR                  FOR

Independent Director  ID No. X100005317

PROPOSAL #B.5: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YUE YUEN INDUSTRIAL (HOLDINGS) LTD

  TICKER:                  N/A                 CUSIP:   G98803144

  MEETING DATE:      3/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive and approve the audited                       ISSUER            YES             FOR                  FOR

financial statements and the reports of the Directors

 and the Auditors for the YE 30 SEP 2009

PROPOSAL #2: Declare a final dividend of HKD 0.55 per        ISSUER            YES             FOR                  FOR

 share for the YE 30 SEP 2009

PROPOSAL #3.I: Re-elect Mr. Kuo Tai Yu as a Director         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #3.II: Re-elect Mr. Chan Lu Min as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.III: Re-elect Ms. Tsai Pei Chun, Patty as        ISSUER            YES             FOR                  FOR

 a Director

PROPOSAL #3.IV: Re-elect Ms. Kuo Li Lien as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #3.V: Re-elect Dr. Liu Len Yu as a Director         ISSUER            YES             FOR                  FOR

PROPOSAL #3.VI: Authorize the Board of Directors to          ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors

PROPOSAL #4: Appoint the Auditors and authorize the          ISSUER            YES             FOR                  FOR

Board of Directors to fix their

PROPOSAL #5.A: Authorize the Directors of the                     ISSUER            YES         AGAINST           AGAINST

Company, during the Relevant Period  as specified

below , to allot, issue and deal with additional

shares in the capital of the Company and to make or

grant offers, agreements and options which might

require the exercise of such power; the aggregate

nominal amount of share capital allotted or agreed

conditionally or unconditionally to be allotted

whether pursuant to an option or otherwise  by the

Directors of the Company pursuant to the approval in

this resolution, otherwise than pursuant to a rights

PROPOSAL #5.B: Authorize the Directors of the                     ISSUER            YES             FOR                  FOR

Company, during the Relevant Period  as specified

below , to purchase its own shares, subject to and in

 accordance with all applicable laws; the aggregate

nominal amount of shares of the Company purchased or

agreed conditionally or unconditionally to be

purchased by the Company pursuant to the approval in

this resolution shall not exceed 10% of the aggregate

 nominal amount of the share capital of the Company

in issue as at the date of this resolution and the

said approval be limited accordingly; and  Authority

expires the earlier of the conclusion of the next AGM

 of the Company following the passing of this

resolution at which time it shall lapse unless, by

ordinary resolution passed at that meeting, the

authority is renewed, either unconditionally or

subject to conditions; or the revocation or variation

 of the authority given under this resolution by an

ordinary resolution of the shareholders of the Compa

PROPOSAL #5.C: Approve, conditional upon the                       ISSUER            YES         AGAINST           AGAINST

Resolution designated 5.B in the notice of general

meeting being passed  with or without amendments ,

the aggregate nominal amount of the number of shares

in the capital of the Company which are repurchased

by the Company under the authority granted to the

Directors of the Company as mentioned in that

resolution shall be added to the aggregate nominal

amount of share capital of the Company that may be

allotted or agreed conditionally or unconditionally

to be allotted by the directors of the Company

pursuant to the Resolution designated 5.A in the

notice of general meeting of the Company

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YUEN FOONG YU PAPER MANUFACTURING CO LTD

  TICKER:                  N/A                 CUSIP:   Y98715108

  MEETING DATE:      6/15/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Report of 2009 business and financial         ISSUER             NO              N/A                  N/A

statement

PROPOSAL #1.2: Supervisor's review report on 2009              ISSUER             NO              N/A                  N/A

financial statements

PROPOSAL #1.3: Report of investments in Mainland                ISSUER             NO              N/A                  N/A

China in 2009

PROPOSAL #2.1: Approve the 2009 financial report                ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Approve the proposal for distribution         ISSUER            YES             FOR                  FOR

of 2009 profits; Cash Dividend: TWD 0.6 per share,

Stock Dividend 20 shares per 1,000 shares from retain

 earnings subject to 20% with holding tax

PROPOSAL #2.3: Approve to discuss capital increase            ISSUER            YES             FOR                  FOR

through issuance of new shares derived from

undistributed earnings

PROPOSAL #2.4: Extraordinary motions                                     ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YUEXIU PROPERTY CO LTD

  TICKER:                  N/A                 CUSIP:   Y9863Z102

  MEETING DATE:      6/22/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the  audited consolidated                   ISSUER            YES             FOR                  FOR

financial statements for the YE 31   DEC 2009 and the

 reports of the Directors and Auditor thereon

PROPOSAL #2.1: Re-election of  Mr Liang Yi as Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Re-election of  Mr Tang Shouchun as            ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.3: Re-elect Mr. Liang Youpan as a Director      ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Re-election of  Mr Lam Yau Fung Curt          ISSUER            YES             FOR                  FOR

as Direction

PROPOSAL #2.5: Re-election of  Mr Lee Ka Lun as                 ISSUER            YES             FOR                  FOR

Director

PROPOSAL #2.6: Authorize the Board to fix Directors          ISSUER            YES             FOR                  FOR

their remuneration

PROPOSAL #3: Re-appointment of                                              ISSUER            YES             FOR                  FOR

PricewaterhouseCoopers as Auditor of the Company and

to authorize the board to fix their remuneration

PROPOSAL #4.a: Approve to give a general mandate to          ISSUER            YES             FOR                  FOR

the Directors to repurchase shares of the  Company

PROPOSAL #4.b: Approve to give a general mandate to          ISSUER            YES             FOR                  FOR

the Directors to issue and deal with additional

shares in the Company

PROPOSAL #4.c: Approve to include the nominal amount         ISSUER            YES             FOR                  FOR

of the shares repurchased by the Company  to the

mandate granted to the Directors under resolution 4B

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YUHAN CORP, SEOUL

  TICKER:                  N/A                 CUSIP:   Y9873D109

  MEETING DATE:      3/12/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the 87th B/S, I/S and the                 ISSUER            YES             FOR                  FOR

proposed disposition of retained earning

PROPOSAL #2.: Approve the partial amendment to                   ISSUER            YES         AGAINST           AGAINST

Articles of Incorporation

PROPOSAL #3.: Elect Sooneok Hong as a  Director                  ISSUER            YES             FOR                  FOR

PROPOSAL #4.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Directors

PROPOSAL #5.: Approve the limit of remuneration for          ISSUER            YES             FOR                  FOR

the Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YULON MOTOR CO LTD

  TICKER:                  N/A                 CUSIP:   Y9870K106

  MEETING DATE:      6/14/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #A.1: 2009 business operations                                ISSUER             NO              N/A                  N/A

PROPOSAL #A.2: 2009 audited reports                                       ISSUER             NO              N/A                  N/A

PROPOSAL #A.3: Other presentations                                         ISSUER             NO              N/A                  N/A

PROPOSAL #B.1: Approve the 2009 financial statements         ISSUER            YES             FOR                  FOR

PROPOSAL #B.2: Approve the distribution of 2009                 ISSUER            YES             FOR                  FOR

profits: Cash Dividend TWD 0.3495 per share

PROPOSAL #B.3: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

asset acquisition or disposal

PROPOSAL #B.4: Approve to revise the procedures of            ISSUER            YES             FOR                  FOR

monetary loans

PROPOSAL #B.5: Approve to revise the procedures for          ISSUER            YES             FOR                  FOR

endorsements and guarantees

PROPOSAL #B.6: Election of Directors and Supervisors         ISSUER            YES         AGAINST           AGAINST

PROPOSAL #B.7: Approve to release the prohibition on         ISSUER            YES             FOR                  FOR

Directors from participation in competitive business

PROPOSAL #B.8: Extemporary motions                                         ISSUER            YES         AGAINST           AGAINST

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  YUM! BRANDS, INC.

  TICKER:                  YUM                 CUSIP:   988498101

  MEETING DATE:      5/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: DAVID W. DORMAN           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MASSIMO FERRAGAMO        ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: J. DAVID GRISSOM         ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: BONNIE G. HILL             ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT HOLLAND,          ISSUER            YES             FOR                  FOR

JR.

PROPOSAL #1F: ELECTION OF DIRECTOR: KENNETH G. LANGONE      ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JONATHAN S. LINEN        ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: THOMAS C. NELSON         ISSUER            YES             FOR                  FOR

PROPOSAL #1I: ELECTION OF DIRECTOR: DAVID C. NOVAK             ISSUER            YES             FOR                  FOR

PROPOSAL #1J: ELECTION OF DIRECTOR: THOMAS M. RYAN             ISSUER            YES             FOR                  FOR

PROPOSAL #1K: ELECTION OF DIRECTOR: JING-SHYH S. SU           ISSUER            YES             FOR                  FOR

PROPOSAL #1L: ELECTION OF DIRECTOR: ROBERT D. WALTER         ISSUER            YES             FOR                  FOR

PROPOSAL #02: RATIFICATION OF INDEPENDENT AUDITORS            ISSUER            YES             FOR                  FOR

(PAGE 21 OF PROXY)

PROPOSAL #03: SHAREHOLDER PROPOSAL RELATING TO RIGHT    SHAREHOLDER        YES         AGAINST               FOR

TO CALL SPECIAL SHAREOWNER MEETINGS (PAGE 23 OF PROXY)

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  ISSUER:                  ZARDOYA OTIS SA, MADRID

  TICKER:                  N/A                 CUSIP:   E9853W160

  MEETING DATE:      5/24/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to examine and, where                          ISSUER            YES             FOR                  FOR

appropriate, of the annual accounts and Management

reports, both the Company and its consolidated group

for the FY from 01 DEC 2008 and 30 NOV 2009

PROPOSAL #2: Approve the application of the result of        ISSUER            YES             FOR                  FOR

 the FY from 01 DEC 2008 and 30 NOV 2009

PROPOSAL #3: Grant discharge of the Board of                       ISSUER            YES             FOR                  FOR

Directors and ratification of the distribution of

dividends distributed on account of the outcome of

the FY from 01 DEC 2008 and 30 NOV 2009

PROPOSAL #4: Re-election and ratification of the                ISSUER            YES         AGAINST           AGAINST

Board Members

PROPOSAL #5: Approve the distribution of a dividend          ISSUER            YES             FOR                  FOR

paid from reserves, for a gross amount of 0,140 euros

 per share

PROPOSAL #6: Appointment of the Auditors of the                 ISSUER            YES         AGAINST           AGAINST

Company and its consolidated group for the FY from 01

 DEC 2009 and 30 NOV 2010

PROPOSAL #7: Approve the expansion of social capital         ISSUER            YES             FOR                  FOR

in the proportion of 1 new share for every 20 old,

fully paid by issuing new shares under the voluntary

reserves, and application to the Stock Exchanges of

Madrid, Bilbao, Barcelona and Valencia, for admission

 a listing  of the shares; and  amendment to the

Article 5 of the Bylaws

PROPOSAL #8: Authorize the Board of Directors for the        ISSUER            YES         AGAINST           AGAINST

 derivative acquisition, directly or indirectly, own

shares, within the limits and the requirements set

forth in Article 75 and the Corporations Act

PROPOSAL #9: Any other question                                              ISSUER             NO              N/A                  N/A

PROPOSAL #10: Approve the formalization of the                   ISSUER            YES             FOR                  FOR

agreements

PROPOSAL #11: Approve the minutes of the meeting                ISSUER            YES             FOR                  FOR

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZEE ENTERTAINMENT ENTERPRISES LIMITED

  TICKER:                  N/A                 CUSIP:   Y98893152

  MEETING DATE:      8/18/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Receive, approve and adopt the audited         ISSUER            YES             FOR                  FOR

balance sheet as at 31 MAR 2009, the profit & loss

account of the Company for the FYE on that date and

the reports of the Auditors and Directors thereon

PROPOSAL #2.: Declare dividend on equity shares for          ISSUER            YES             FOR                  FOR

the FYE 31 MAR 2009

PROPOSAL #3.: Re-appoint Mr. Subhash Chandra as a              ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #4.: Re-appoint Mr. B. K. Syngal as a                   ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #5.: Re-appoint Dr. M. Y. Khan as a                       ISSUER            YES             FOR                  FOR

Director, who retires by rotation

PROPOSAL #6.: Appoint M/s. MGB & Co., Chartered                 ISSUER            YES             FOR                  FOR

Accountants, Mumbai as the Auditors of the Company to

 hold such office from the conclusion of this meeting

 until the conclusion of the next AGM at a

remuneration to be determined by the Board of

Directors of the Company

PROPOSAL #S.7: Approve, pursuant to Section 163 and          ISSUER            YES             FOR                  FOR

other applicable provisions, if any, of the Companies

 Act, 1956 [the Act], to maintain the Register &

Index of Members, Register & Index of Debenture

holders, if any, share and/or Debenture Transfer

Register, and copies of all annual returns prepared

under Section 159 of the Act, together with copies of

 certificates and documents required to be annexed

thereto under Section 161 of the Act or any one or

more of them, at the offices of the Company's

Registrar and Share Transfer Agents M/s. Sharepro

Services [India] Private Limited, at 13AB, Samhita

Warehousing Complex, second floor, Sakinaka Telephone

 Exchange Lane, off Andheri Kurla Road, Sakinaka,

Andheri [East], Mumbai -400072 and/or at 912, Raheja

Centre, Free Press Journal Road, Nariman Point,

Mumbai - 400 021, instead of the registered office of

PROPOSAL #S.8: Authorize the Board, in accordance              ISSUER            YES             FOR                  FOR

with the provisions of Section 81(1A), and other

applicable provisions, if any, of the Companies Act,

1956 ['the Act'], the provisions contained in the

Securities and Exchange Board of India (employee

stock option scheme and employee stock purchase

scheme) Guidelines, 1999 [the 'SEBI Guidelines'] or

any statutory modification(s) or re-enactment of the

Act or the SEBI Guidelines, the Articles of

Association of the Company and the Listing Agreements

 entered into by the Company with the Stock Exchanges

 where the securities of the Company are listed and

subject to such other approval(s), permission(s) and

sanction(s) as may be necessary, consent of the

Company, to introduce and implement an employee stock

 option scheme ['ZEEL-ESOP 2009' or 'the scheme'],

and to grant offer, issue and allot in one or more

tranches at any time to or to the benefit of such

employees of the Company and Directors of the

Company, whether Whole-time Directors or otherwise,

as may be decided by the Board, options under ZEEL

ESOP-2009 exercisable & convertible into equity

shares of the Company not exceeding in the aggregate

5% of the issued, subscribed and paid-up capital of

the Company as, on 31 MAR 2009 that is up to

21,700,355 equity Shares of INR 1 each of the Company

 [or such other adjusted number of shares for any

bonus, consolidation or other re-organization of the

capital structure of the Company as may be applicable

 from time to time], at such price, in such manner,

during such period and on such terms and conditions

as may be determined by the Board in accordance with

the SEBI Guidelines or any other applicable

provisions as may be prevailing at that time;

authorize the Board to formulate, evolve, decide upon

 and bring into effect the scheme on such terms and

conditions as specified in the terms and conditions

of the Scheme from time to time including but not

limited to amendments with respect to vesting

period/schedule, exercise price/period, eligibility

criteria or to suspend, withdraw, terminate or revise

 the scheme; the Non-Executive Directors of the

Company including Independent Directors, be granted

up to a maximum of 200,000 options per annum and up

to a maximum of 1,000,000 options in the aggregate

under the scheme; the securities may be allotted in

accordance with the scheme either directly or through

 a trust which may be set up in any permissible

manner and that the scheme may also envisage for

providing any financial assistance to the trust to

enable to acquire, purchase or subscribe to the

securities of the Company; any new equity shares to

be issued and allotted upon exercise of options from

time to time under ZEEL ESOP 2009 shall rank

paripassu inter se in all respects with the then

existing equity shares of the Company; to take

requisite steps for listing of the securities

allotted under ZEEL ESOP-2009 on the stock exchanges

where the securities of the Company are listed; and

for the purpose of giving effect to this resolution,

PROPOSAL #S.9: Approve to extend the benefits of                ISSUER            YES             FOR                  FOR

Employees Stock Option Scheme, 'ZEEL ESOP 2009'

proposed under Resolution No. 8 to the employee

and/or Director of any present and future

subsidiary/holding companies of the companies, on

such terms and conditions as may be decided by the

Board Directors of the Company

PROPOSAL #S.10: Amend, pursuant to provisions of                ISSUER            YES         AGAINST           AGAINST

Section 31 and other applicable provisions, if any,

of the Companies Act, 1956 [including any amendment

or re-enactment thereof], the Articles of Association

 by substituting the existing Article 95 as

specified, by inserting a new Article 7A after

Article 7, by inserting a new Article 7B after

Article 7A as specified

PROPOSAL #11.: Approve, in accordance with the                   ISSUER            YES             FOR                  FOR

provisions of Sections 16, 94 and other applicable

provisions, if any, of the Companies Act, 1956, to

re-organize/alter the authorized capital of the

Company by converting the existing un-issued

cumulative redeemable preference shares into equity

shares, resulting in the alteration of Capital Clause

 from INR 75,00,00,000 divided into 50,00,00,000

equity shares of INR 1 each and 25,00,000 cumulative

redeemable preference shares of INR 100 each to INR

75,00,00,000 divided into 75,00,00,000 equity shares

of INR 1 each and in consequence thereof, amend the

existing Clause V of the Memorandum of Association of

 the Company relating to share capital as specified

PROPOSAL #S.12: Amend, pursuant to Section 31 and              ISSUER            YES             FOR                  FOR

other applicable provisions, if any, of the Companies

 Act, 1956, consequent to re-organization/alteration

of capital clause of Memorandum of Association of the

 Company by converting existing un-issued cumulative

redeemable preference shares into equity shares, the

existing Article 3(a) of the Articles of Association

of the Company as specified

PROPOSAL #13.: Approve, pursuant to the provisions of        ISSUER            YES             FOR                  FOR

 Sections 198, 269, 309 read with Schedule XIII and

other applicable provisions, if any, of the Companies

 Act, 1956, and in partial modification of the

Members resolution dated 28 SEP 2005, consequent to

the appointment as the Chief Executive Officer of the

 Company, to increase the remuneration and

perquisites payable to Mr. Punit Goenka as Whole-time

 Director & Chief Executive Officer as specified; the

 aggregate of salary, perquisites and allowances of

Mr. Punit Goenka, Whole-time Director & Chief

Executive Officer in any one FY shall not exceed the

limits prescribed under Sections 198,309 and other

applicable provisions of the Companies Act 1956 read

with Schedule XIII to the said Act as amended from

time to time; in the event of loss or inadequacy of

profit in any FY during the currency of tenure of

services of the Mr. Punit Goenka, Whole time Director

 & Chief Executive Officer, the payment of salary,

perquisites and other allowances shall be governed by

 the limits prescribed under Section II of Part II of

 Schedule XIII of the Companies Act, 1956; authorize

the Board or any committee and in its absolute

discretion and from time to time, to fix, within the

revised range stated in explanatory statement, the

salary and the performance bonus or other

PROPOSAL #S.14: Approve, pursuant the provisions of          ISSUER            YES             FOR                  FOR

Section 314 and other applicable provisions, if any,

of the Companies Act, 1956, the re-appointment of,

and consequent holding of office or place of profit

by Mr. Subhash Chandra, Chairman and Non-Executive

Director of the Company, as Chief Executive Officer

of Asia TV Limited, UK, a wholly owned foreign

subsidiary of the Company for a period of 3 years

with effect from 01 APR 2009, on such remuneration

and other terms, [including any increase or

modification in remuneration during the period of

appointment as may be approved by Asia TV Limited,

UK, from time to time] as specified; authorize the

Board of Directors of the Company to agree to, accept

 and approve any subsequent changes to the terms and

conditions of the said appointment of Mr. Subhash

Chandra as Chief Executive Officer of Asia TV

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZEE ENTERTAINMENT ENTERPRISES LIMITED

  TICKER:                  N/A                 CUSIP:   Y98893152

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve, with or without                                 ISSUER            YES             FOR                  FOR

modification[s], the proposed arrangement embodied in

 the Scheme of Arrangement between Zee News Limited

and Zee Entertainment Enterprises Limited and their

respective Shareholders and Creditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZEE ENTERTAINMENT ENTERPRISES LIMITED

  TICKER:                  N/A                 CUSIP:   Y98893152

  MEETING DATE:      4/20/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve, with or without modifications,         ISSUER            YES             FOR                  FOR

the proposed arrangement embodied in the composite

scheme of amalgamation and arrangement between ETC

networks limited, Zee Entertainment Enterprises

Limited, Zee Learn Limited and their respective

shareholders and creditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZEON CORPORATION

  TICKER:                  N/A                 CUSIP:   J56644123

  MEETING DATE:      6/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve Appropriation of Profits                      ISSUER            YES             FOR                  FOR

PROPOSAL #2.1: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.2: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.3: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.4: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.5: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.6: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.7: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.8: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.9: Appoint a Director                                           ISSUER            YES             FOR                  FOR

PROPOSAL #2.10: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #2.11: Appoint a Director                                         ISSUER            YES             FOR                  FOR

PROPOSAL #3: Approve Payment of Accrued Benefits                ISSUER            YES         AGAINST           AGAINST

associated with Abolition of Retirement Benefit

System for Current Corporate Auditors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y988A6104

  MEETING DATE:      7/10/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and confirm the application of         ISSUER            YES             FOR                  FOR

the remaining proceeds received by the Group from the

 Global Offering of approximately HKD 526,000,000 for

 acquisition of domestic and overseas gold mines by

the Company in the future and authorize the Board to

deal with such matters in relation to such

application of the remaining proceeds

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y988A6104

  MEETING DATE:      2/26/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.A: Amend the Article 3.5 of the Articles         ISSUER            YES             FOR                  FOR

of Association as specified

PROPOSAL #S.B: Amend the Article 10.1 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

PROPOSAL #S.C: Amend the Article 10.2 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

PROPOSAL #S.D: Amend the Article 13.2 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

PROPOSAL #S.E: Amend the Article 14.1 of the Articles        ISSUER            YES             FOR                  FOR

 of Association as specified

PROPOSAL #1.A: Re-elect Mr. Lu Dongshang as an                   ISSUER            YES             FOR                  FOR

Executive Director of the third session of the Board

of the Company with a term of 3 years commencing from

 the conclusion of the date of the EGM

PROPOSAL #1.B: Re-elect Mr. Wang Peifu as an                       ISSUER            YES             FOR                  FOR

Executive Director of the third session of the Board

of the Company with a term of 3 years commencing from

 the conclusion of the date of the EGM

PROPOSAL #1.C: Re-elect Mr. Liang Xinjun as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the third session of the Board

of the Company with a term of 3 years commencing from

 the conclusion of the date of the EGM

PROPOSAL #1.D: Re-elect Mr. Cong Jianmao as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the third session of the Board

of the Company with a term of 3 years commencing from

 the conclusion of the date of the EGM

PROPOSAL #1.E: Appoint Mr. Weng Zhanbin as a Non-               ISSUER            YES             FOR                  FOR

Executive Director of the third session of

PROPOSAL #1.F: Appoint Mr. Wu Zhongqing as a Non-               ISSUER            YES             FOR                  FOR

Executive Director of the third session of

PROPOSAL #1.G: Re-elect Mr. Chen Guoping as a Non-             ISSUER            YES             FOR                  FOR

Executive Director of the third session of the Board

of the Company with a term of 3 years commencing from

 the conclusion of the date of the EGM

PROPOSAL #1.H: Re-elect Mr. Yan Hongbo as an                       ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the third

session of the Board of the Company with a term of 3

years commencing from the conclusion of the date of

the EGM

PROPOSAL #1.I: Re-elect Mr. Ye Tianzhu as an                       ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the third

session of the Board of the Company with a term of 3

years commencing from the conclusion of the date of

the EGM

PROPOSAL #1.J: Re-elect Ms. Chen Jinrong as an                   ISSUER            YES             FOR                  FOR

Independent Non-Executive Director of the third

session of the Board of the Company with a term of 3

years commencing from the conclusion of the date of

the EGM

PROPOSAL #1.K: Re-elect Mr. Choy Sze Chung Jojo as an        ISSUER            YES             FOR                  FOR

 Independent Non-Executive Director of the third

session of the Board of the Company with a term of 3

years commencing from the conclusion of the date of

the EGM

PROPOSAL #2.A: Re-elect Mr. Wang Xiaojie as a                     ISSUER            YES             FOR                  FOR

Supervisor of the third session of the Supervisory

Committee of the Company

PROPOSAL #2.B: Appoint Ms. Jin Ting as a Supervisor          ISSUER            YES             FOR                  FOR

of the third session of the Supervisory

PROPOSAL #3: Authorize the Board of the Company to            ISSUER            YES             FOR                  FOR

fix the remuneration of the Directors and Supervisors

 of the third session of the Board and Supervisory

Committee of the Company and other matters related to

 the entering into of the service contracts with each

 of the Directors and Supervisors

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y988A6104

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #I: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors (Board) of the Company for the YE 31 DEC

PROPOSAL #II: Approve the report of the Supervisory          ISSUER            YES             FOR                  FOR

Committee of the Company for the YE 31 DEC 2009

PROPOSAL #III: Approve the audited financial report          ISSUER            YES             FOR                  FOR

of the Company for the YE 31 DEC 2009

PROPOSAL #IV: Approve the proposal for the                          ISSUER            YES             FOR                  FOR

declaration and payment of final dividends for the YE

PROPOSAL #V: Re-appoint Ernst & Young and Shulun Pan         ISSUER            YES             FOR                  FOR

Certified Public Accountants Co, Ltd as the

International and PRC Auditors of the Company for the

 YE 31 DEC 2010, respectively, and authorize the

Board to determine their respective remuneration

PROPOSAL #S.1: Authorize the Board of Directors of            ISSUER            YES             FOR                  FOR

the Company (the Board) to issue, allot and deal with

 additional H Shares in the share capital of the

Company and to make or grant offers, agreements and

options in respect thereof, subject to the following

terms: (i) such mandate shall not extend beyond the

Relevant Period save that the Board may during the

Relevant Period make or grant offers, agreements or

options which might require the exercise of such

powers after the end of the Relevant Period; (ii) the

 number of H shares allotted or agreed conditionally

or unconditionally to be allotted (whether pursuant

to an option or otherwise) by the Board shall not

exceed 20% of the existing issued H Shares as at the

date of passing this resolution, being 87,434,600 H

Shares; and (iii) the Board will only exercise its

power under CONTD.

PROPOSAL #CONT: CONTD. such mandate in accordance              ISSUER             NO              N/A                  N/A

with the Company Law of the PRC and the Rules

Governing the Listing of Securities on The Stock

Exchange of Hong Kong Limited (as amended from time

to time) and only if all necessary approvals from the

 China Securities Regulatory Commission and/or other

relevant PRC government authorities are obtained;

Authority expires the earlier of the conclusion of

the next AGM of the Company or the expiration of a

12-month period following the passing of this

resolution ; authorize the Board, contingent on the

Board's resolving to issue shares pursuant to sub-

Paragraph above of this resolution to approve,

execute and do or procure to be executed and done,

all such documents, deeds and things as it may

consider relevant in connection with the issue of

such new shares including, but not limited to, CONTD.

PROPOSAL #CONT: CONTD. determining the time and place        ISSUER             NO              N/A                  N/A

 of issue, making all necessary applications to the

relevant authorities and entering into an

underwriting agreement (or any other agreement), to

determine the use of proceeds and to make all

necessary filings and registrations with the relevant

 PRC, Hong Kong and other authorities, and to make

such amendments to the Articles of Association as it

thinks fit so as to reflect the increase in

registered capital of the Company and to reflect the

new share capital structure of the Company under the

intended allotment and issue of the shares of the

Company pursuant to the above Paragraph of this

PROPOSAL #S.2: Authorize the Board to repurchase the         ISSUER            YES             FOR                  FOR

H Shares in issue of the Company on the Hong Kong

Stock Exchange during the Relevant Period (as

specified in above Paragraph), subject to and in

accordance with all applicable laws, rules and

regulations and/or requirements of the PRC, the Hong

Kong Stock Exchange or any other governmental or

regulatory bodies; (b) the aggregate nominal value of

 H Shares of the Company authorized to be repurchased

 subject to the approval in Paragraph (a) above

during the Relevant Period shall not exceed 10% of

the aggregate nominal value of the H Shares in issue

of the Company as at the date of the passing of this

resolution. (c) the approval in Paragraph (a) above

shall be conditional upon: (i) the passing of a

special resolution at the AGM of the Company to be

PROPOSAL #CONT: CONTD. the same terms (except for              ISSUER             NO              N/A                  N/A

this sub-Paragraph (c)(i)) as the resolutions passed

at a H Shares Class Meeting and at a Domestic Shares

Class Meeting to be convened separately for such

purpose; (ii) the approval of the relevant PRC

regulatory authorities as may be required by laws,

rules and regulations of the PRC being obtained by

the Company; and (iii) the Company not being required

 by any of its creditors to repay or to provide

guarantee in respect of any amount due to any of them

 (or if the Company is so required by any of its

creditors, the Company having, in its absolute

discretion, repaid or provided guarantee in respect

of such amount) pursuant to the notification

procedure set out in Article 4.2 of the Articles of

Association of the Company. approval of all relevant

PRC regulatory authorities for the repurchase CONTD.

PROPOSAL #CONT: CONTD. of such H Shares being                     ISSUER             NO              N/A                  N/A

granted, to: (i) make such amendments to the Articles

 of Association of the Company accordingly as it

thinks fit so as to reduce the registered share

capital of the Company and to reflect the new capital

 structure of the Company upon the repurchase of H

Shares of the Company as contemplated in Paragraph

(a) above; and (ii) file the amended Articles of

Association of the Company with the relevant

governmental authorities of the PRC

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZHAOJIN MINING INDUSTRY COMPANY LTD, BEIJING

  TICKER:                  N/A                 CUSIP:   Y988A6104

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Authorize the Board of the Company to         ISSUER            YES             FOR                  FOR

allot, issue or deal with the H Shares of up to a

maximum of 20% of the aggregate nominal value of the

existing issued H Shares of the Company as at the

date of passing this resolution

PROPOSAL #S.2: Authorize the Board of the Company to         ISSUER            YES             FOR                  FOR

repurchase H Shares of up to a maximum of 10% of the

aggregate nominal value of the issued H Shares share

capital of the Company as at the date of passing this

 resolution

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZHEJIANG EXPRESSWAY CO LTD

  TICKER:                  N/A                 CUSIP:   Y9891F102

  MEETING DATE:      9/29/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve and declare, an interim                     ISSUER            YES             FOR                  FOR

dividend of RMB 6 cents per share in respect of the 6

 months ended 30 JUN 2009

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZHEJIANG EXPWY CO LTD

  TICKER:                  N/A                 CUSIP:   Y9891F102

  MEETING DATE:      5/10/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the report of the Directors for         ISSUER            YES             FOR                  FOR

the year 2009

PROPOSAL #2: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee for the year 2009

PROPOSAL #3: Approve the audited financial statements        ISSUER            YES             FOR                  FOR

 for the year 2009

PROPOSAL #4: Approve the final dividend of RMB 25              ISSUER            YES             FOR                  FOR

cents per share in respect of the YE 31 DEC 2009

PROPOSAL #5: Approve the final accounts for the year         ISSUER            YES             FOR                  FOR

2009 and the financial budget for the year 2010

PROPOSAL #6: Approve the re-appointment of Deloitte          ISSUER            YES             FOR                  FOR

Touche Tohmatsu Certified Public Accountants Hong

Kong as the Hong Kong Auditors of the Company, and

authorize the Board of Directors of the Company to

fix their remuneration

PROPOSAL #7: Approve the re-appointment of Pan China         ISSUER            YES             FOR                  FOR

Certified Public Accountants as the PRC Auditors of

the Company, and authorize the Board of Directors of

the Company to fix their remuneration.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZHEJIANG SOUTHEAST ELEC PWR  LTD

  TICKER:                  N/A                 CUSIP:   Y9890J105

  MEETING DATE:      4/9/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Board of Directors

PROPOSAL #2: Approve the 2009 work report of the                ISSUER            YES             FOR                  FOR

Supervisory Committee

PROPOSAL #3: Approve the 2009 work report of                       ISSUER            YES             FOR                  FOR

Independent Directors

PROPOSAL #4: Approve the 2009 financial resolution            ISSUER            YES             FOR                  FOR

report

PROPOSAL #5: Approve the 2009 profit distribution              ISSUER            YES             FOR                  FOR

plan are as follows: 1  cash dividend/10 shares  tax

included : CNY 1.0000; 2  bonus issue from profit

share/10 shares : none 3  bonus issue from capital

reserve  share/10 shares : none

PROPOSAL #6: Approve the 2009 audit work summary and         ISSUER            YES             FOR                  FOR

appointment of 2010 audit firm

PROPOSAL #7: Approve the 2010 financial budget report        ISSUER            YES             FOR                  FOR

PROPOSAL #8: Amend the Company's Articles of                       ISSUER            YES             FOR                  FOR

Association

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE

  TICKER:                  N/A                 CUSIP:   Y9892H107

  MEETING DATE:      11/5/2009                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #S.1: Approve the issue of medium-term notes        ISSUER            YES             FOR                  FOR

 and short-term notes and authorize the Board of

Directors a general and unconditional mandate for the

 issue arrangement of medium-term notes and short-

term notes, to issue medium-term notes and short-term

 notes with a total aggregate principal amount not

exceeding RMB 7.5 billion [RMB 7.5 billion included]

within the validity period of the mandate

PROPOSAL #S.2: Approve the proposed amendments to the        ISSUER            YES             FOR                  FOR

 Articles of Association of the Company, and

authorize the Board of Directors to do all

applications, filings and registrations with the

relevant authorities as necessary in respect of the

amendments to the Articles of Association

PROPOSAL #3.1: Elect Mr. Chen Jinghe as a Director of        ISSUER            YES             FOR                  FOR

 the fourth Board of Directors of the Company

PROPOSAL #3.2: Elect Mr. Luo Yingnan as a Director of        ISSUER            YES             FOR                  FOR

 the fourth Board of Directors of the Company

PROPOSAL #3.3: Elect Mr. Liu Xiaochu as a Director of        ISSUER            YES             FOR                  FOR

 the fourth Board of Directors of the Company

PROPOSAL #3.4: Elect Mr. Lan Fusheng as a Director of        ISSUER            YES             FOR                  FOR

 the fourth Board of Directors of the Company

PROPOSAL #3.5: Elect Mr. Huang Xiaodong as a Director        ISSUER            YES             FOR                  FOR

 of the fourth Board of Directors of the Company

PROPOSAL #3.6: Elect Mr. Zou Laichang as a Director          ISSUER            YES             FOR                  FOR

of the fourth Board of Directors of the Company

PROPOSAL #3.7: Elect Mr. Peng Jiaqing as a Director          ISSUER            YES             FOR                  FOR

of the fourth Board of Directors of the Company

PROPOSAL #3.8: Elect Mr. Su Congfu as a Director of          ISSUER            YES             FOR                  FOR

the fourth Board of Directors of the Company

PROPOSAL #3.9: Elect Mr. Chen Yuchuan as a Director          ISSUER            YES             FOR                  FOR

of the fourth Board of Directors of the Company

PROPOSAL #3.10: Elect Mr. Lin Yongjing as a Director         ISSUER            YES             FOR                  FOR

of the fourth Board of Directors of the Company

PROPOSAL #3.11: Elect Mr. Wang Xiaojun as a Director         ISSUER            YES             FOR                  FOR

of the fourth Board of Directors of the Company

PROPOSAL #4.1: Elect Mr. Lin Shuiqing as a Supervisor        ISSUER            YES             FOR                  FOR

 of the Company of the fourth Supervisory Committee

of the Company

PROPOSAL #4.2: Elect Mr. Xu Qiang as a Supervisor of         ISSUER            YES             FOR                  FOR

the Company of the fourth Supervisory Committee of

the Company

PROPOSAL #4.3: Elect Mr. Lin Xinxi as a Supervisor of        ISSUER            YES             FOR                  FOR

 the Company of the fourth Supervisory Committee of

the Company

PROPOSAL #5.: Approve to review the remunerations              ISSUER            YES             FOR                  FOR

proposal of Directors and Supervisors of the fourth

term of Board of Directors and Supervisory Committee;

 authorize the Board of Directors to enter into

service contracts and/or appointment letters with

each of the newly elected Directors and supervisors

respectively subject to such terms and conditions as

the Board of Directors shall think fit and to do all

such acts and things and handle all other related

matters as necessary

PROPOSAL #6.: Approve the proposal of participation          ISSUER            YES             FOR                  FOR

in the bid of 50% shares transfer of Zijin Copper and

 authorize the Board of Directors to sign the

subsequent related documents and handle all the

matters as necessary [including but not limited to,

all applications, filings and registrations with the

relevant authorities]

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE

  TICKER:                  N/A                 CUSIP:   Y9892H107

  MEETING DATE:      5/25/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the report of the Board of                ISSUER             NO              N/A                  N/A

Directors of the Company for 2009

PROPOSAL #2.: Approve the report of the Independent          ISSUER             NO              N/A                  N/A

Directors of the Company for 2009

PROPOSAL #3.: Approve the report of Supervisory                 ISSUER             NO              N/A                  N/A

Committee of the Company for 2009

PROPOSAL #4.: Approve the financial report for the YE        ISSUER             NO              N/A                  N/A

 31 DEC 2009

PROPOSAL #5.: Approve the Company's 2009 annual                 ISSUER             NO              N/A                  N/A

report and its summary report

PROPOSAL #6.: Approve the profit distribution                     ISSUER             NO              N/A                  N/A

proposal of the Company for the YE 31 DEC 2009

PROPOSAL #7.: Approve the remunerations of the                   ISSUER             NO              N/A                  N/A

Directors and Supervisors of the Company for the YE

31 DEC 2009

PROPOSAL #8.: Re-appointment of Ernst & Young Hua              ISSUER             NO              N/A                  N/A

Ming and Ernst & Young as the Company's domestic and

International Auditors respectively for the YE 31 DEC

 2010, and authorize the Board of Directors to

determine their remuneration

PROPOSAL #9.: Authorize the Board of Directors to              ISSUER             NO              N/A                  N/A

make the donation decisions with a total aggregate

annual amount not exceeding 6% of the Company's total

 net profit of the year, and to report the execution

of the donation in the AGM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZIMMER HOLDINGS, INC.

  TICKER:                  ZMH                 CUSIP:   98956P102

  MEETING DATE:      5/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: BETSY J. BERNARD         ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: MARC N. CASPER             ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: DAVID C. DVORAK           ISSUER            YES             FOR                  FOR

PROPOSAL #1D: ELECTION OF DIRECTOR: LARRY C. GLASSCOCK      ISSUER            YES             FOR                  FOR

PROPOSAL #1E: ELECTION OF DIRECTOR: ROBERT A. HAGEMANN      ISSUER            YES             FOR                  FOR

PROPOSAL #1F: ELECTION OF DIRECTOR: ARTHUR J. HIGGINS        ISSUER            YES             FOR                  FOR

PROPOSAL #1G: ELECTION OF DIRECTOR: JOHN L. MCGOLDRICK      ISSUER            YES             FOR                  FOR

PROPOSAL #1H: ELECTION OF DIRECTOR: CECIL B. PICKETT,        ISSUER            YES             FOR                  FOR

 PH.D.

PROPOSAL #02: RATIFICATION OF APPOINTMENT OF                       ISSUER            YES             FOR                  FOR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZIONS BANCORPORATION

  TICKER:                  ZION               CUSIP:   989701107

  MEETING DATE:      5/28/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1A: ELECTION OF DIRECTOR: ROGER B. PORTER           ISSUER            YES             FOR                  FOR

PROPOSAL #1B: ELECTION OF DIRECTOR: L.E. SIMMONS                ISSUER            YES             FOR                  FOR

PROPOSAL #1C: ELECTION OF DIRECTOR: STEVEN C.                     ISSUER            YES             FOR                  FOR

WHEELWRIGHT

PROPOSAL #02: APPROVAL OF AMENDMENT TO THE COMPANY'S         ISSUER            YES         AGAINST           AGAINST

RESTATED ARTICLES OF INCORPORATION TO INCREASE NUMBER

 OF AUTHORIZED SHARES.

PROPOSAL #03: RATIFICATION OF THE APPOINTMENT OF                ISSUER            YES             FOR                  FOR

ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT

PROPOSAL #04: APPROVAL, ON A NONBINDING ADVISORY                ISSUER            YES             FOR                  FOR

BASIS, OF THE COMPENSATION PAID TO THE COMPANY'S

EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT WITH

RESPECT TO THE FISCAL YEAR ENDED DECEMBER 31, 2009.

           THE BOARD OF DIRECTORS RECOMMENDS YOU TO

VOTE                      AGAINST PROPOSALS 5,6 AND 7.

PROPOSAL #05: SHAREHOLDER PROPOSAL - THAT THE BOARD      SHAREHOLDER        YES             FOR               AGAINST

ADOPT A POLICY PROHIBITING EMPLOYMENT DISCRIMINATION

BASED ON SEXUAL ORIENTATION OR GENDER IDENTITY.

PROPOSAL #06: SHAREHOLDER PROPOSAL - THAT THE BOARD      SHAREHOLDER        YES         AGAINST               FOR

ADOPT A POLICY TO SEPARATE THE POSITIONS OF CHAIRMAN

OF THE BOARD AND CEO.

PROPOSAL #07: SHAREHOLDER PROPOSAL - THAT THE BOARD      SHAREHOLDER        YES         AGAINST               FOR

ADOPT SAY ON PAY POLICY.

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZON MULTIMEDIA - SERVICOS DE TELECOMUNICACOES E MU

  TICKER:                  N/A                 CUSIP:   X9819B101

  MEETING DATE:      1/29/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve to resolve on the disposal of            ISSUER             NO              N/A                  N/A

own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZON MULTIMEDIA - SERVICOS DE TELECOMUNICACOES E MU

  TICKER:                  N/A                 CUSIP:   X9819B101

  MEETING DATE:      4/19/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Receive the annual report, balance and          ISSUER             NO              N/A                  N/A

accounts, individual and Consolidated Companies

Corporate governance report for the year 2009

PROPOSAL #2: Approve the profit's appropriation                  ISSUER             NO              N/A                  N/A

PROPOSAL #3: Approve the general appreciation of the         ISSUER             NO              N/A                  N/A

Companys Management and auditing

PROPOSAL #4: Election of the governing bodies for the        ISSUER             NO              N/A                  N/A

 triennial 2010/2012

PROPOSAL #5: Election of the Auditor and also of the         ISSUER             NO              N/A                  N/A

alternate for the triennium 2010/2012

PROPOSAL #6: Approve the statement from the                        ISSUER             NO              N/A                  N/A

remuneration committee on the  remuneration policies

of the management and audit bodies

PROPOSAL #7: Election of the Remuneration Committee           ISSUER             NO              N/A                  N/A

PROPOSAL #8: Approve the Board of Directors proposal         ISSUER             NO              N/A                  N/A

for the renewal of attribution of Shares Plan and the

 approval of its regulation

PROPOSAL #9: Approve to discuss the acquisition and          ISSUER             NO              N/A                  N/A

sale of own shares

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZTE CORP

  TICKER:                  N/A                 CUSIP:   Y0004F105

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.1: Election of Mr. Hou Weigui as a Non-           ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.2: Election of Mr. Xie Weiliang as a Non-        ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.3: Election of Mr. Lei Fanpei as a Non-           ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.4: Election of Mr. Zhang Junchao as a              ISSUER            YES             FOR                  FOR

Non-Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.5: Election of Mr. Wang Zhanchen as a              ISSUER            YES             FOR                  FOR

Non-Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.6: Election of Mr. Dong Lianbo as a Non-         ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.7: Election of Mr. Yin Yimin as a Non-             ISSUER            YES             FOR                  FOR

independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.8: Election of Mr. Shi Lirong as a Non-           ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.9: Election of Mr. He Shiyou as a Non-             ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.10: Election of Mr. Li Jin as an                       ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 JUN 2010

PROPOSAL #1.11: Election of Ms. Qu Xiaohui as an                ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.12: Election of Mr. Wei Wei as an                     ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.13: Election of Mr. Chen Naiwei as an              ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #1.14: Election of Mr. Tan Zhenhui as an              ISSUER            YES             FOR                  FOR

Independent Director of the Fifth Session of the

Board of Directors of the Company for a term

commencing on 30 MAR 2010 and ending on 29 MAR 2013

PROPOSAL #2.1: Election of Ms. Wang Yan as a                       ISSUER            YES             FOR                  FOR

Shareholders' Representative Supervisor of the Fifth

Session of the Supervisory Committee of the Company

for a term commencing on 30 MAR 2010 and ending on 29

 MAR 2013

PROPOSAL #2.2: Election of Ms. Xu Weiyan as a                     ISSUER            YES             FOR                  FOR

Shareholders' Representative Supervisor of the Fifth

Session of the Supervisory Committee of the Company

for a term commencing on 30 MAR 2010 and ending on 29

 MAR 2013

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZTE CORP

  TICKER:                  N/A                 CUSIP:   Y0004F105

  MEETING DATE:      6/3/2010                                                                                                           FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1: Approve the financial statements for the        ISSUER            YES             FOR                  FOR

 year ending 31 DEC 2009 audited by the PRC and Hong

Kong Auditors

PROPOSAL #2: Approve the report of the Board of                 ISSUER            YES             FOR                  FOR

Directors of the Company for the year ending 31 DEC

2009

PROPOSAL #3: Approve the report of the Supervisory            ISSUER            YES             FOR                  FOR

Committee of the Company for the year ending 31 DEC

2009

PROPOSAL #4: Approve the report of the President of          ISSUER            YES             FOR                  FOR

the Company for the year ending 31 DEC 2009

PROPOSAL #5: Approve the final financial accounts of         ISSUER            YES             FOR                  FOR

the Company for the year ending 31 DEC 2009

PROPOSAL #6: Approve the resolution on the proposed          ISSUER            YES         AGAINST           AGAINST

application by the Company to Bank of China Limited

[Shenzhen Branch] for a RMB 24.9 billion composite

credit facility

PROPOSAL #7.1: Re-appointment of Ernst & Young Hua            ISSUER            YES             FOR                  FOR

Ming as the PRC Auditors of the Company for 2010 and

a proposal be made to the 2009 AGM to authorize the

Board of Directors to determine the audit fees of

Ernst & Young Hua Ming for 2010 based on the specific

 audit work to be conducted

PROPOSAL #7.2: Re-appointment of Ernst & Young as the        ISSUER            YES             FOR                  FOR

 Hong Kong Auditors of the Company for 2010 and a

proposal be made to the 2009 AGM to authorize the

Board of Directors to determine the audit fees of

Ernst & Young for 2010 based on the specific audit

work to be conducted

PROPOSAL #8: Election of Mr. Timothy Alexander                   ISSUER            YES             FOR                  FOR

Steinert as an Independent Director of the fifth

session of the Board of Directors of the Company for

a term commencing on 30 JUN 2010 and ending on 29 MAR

 2013

PROPOSAL #9: Approve the resolution on the adjustment        ISSUER            YES             FOR                  FOR

 of the allowance granted to Independent Directors

PROPOSAL #10: Approve the resolution on the                        ISSUER            YES             FOR                  FOR

application for the 2010 investment quota for fixed-

income derivatives

PROPOSAL #S.11: Approve the proposals of profit                 ISSUER            YES         AGAINST           AGAINST

distribution and capitalization from capital reserves

 of the Company for 2009

PROPOSAL #S.12: Approve the resolution on the general        ISSUER            YES             FOR                  FOR

 mandate for 2010 to be granted to the Company

PROPOSAL #S13.1: Approve the amendment of the                     ISSUER            YES             FOR                  FOR

relevant terms of Article 24 and Article 27 in

Chapter 3 of the Articles of Association

corresponding to the change in the total share

capital of the Company [following the registration of

 the Subject Shares under the Phase I Share Incentive

 Scheme with China Securities Depository and Clearing

 Company Limited, Shenzhen Branch, the issue of

additional H shares and the exercise of A share

warrants attached to the Bonds cum Warrants issued in

PROPOSAL #S13.2: Authorize the Board of Directors to         ISSUER            YES             FOR                  FOR

amend the Articles of Association and process

registration of changes in registered capital

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZTE CORPORATION

  TICKER:                  N/A                 CUSIP:   Y0004F105

  MEETING DATE:      12/29/2009                                                                                                       FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.: Approve the specific system for the              ISSUER            YES             FOR                  FOR

selection and appointment of Accountants' firms of

ZTE Corporation, with a view to standardizing the

selection and appointment of Accountants' firm for

the auditing of periodic financial statements

prepared in accordance with the PRC Accounting

Standards for Business Enterprises and the auditing

of significant asset restructuring, offering genuine

protection for shareholders' interests and enhancing

the quality of financial information

PROPOSAL #2.: Approve the 2010-2012 Framework                     ISSUER            YES             FOR                  FOR

Purchase Agreement proposed to be entered into

between Company subsidiary ZTE Kangxun Telecom

Company Limited [''ZTE Kangxun''] on the one hand and

 connected parties Shenzhen Zhongxingxin

Telecommunications Equipment Company, Limited,

Shenzhen Zhongxing Xindi Telecommunications Equipment

 Company, Limited, Shenzhen Zhongxing Xinyu FPC

Company, Limited and Zhongxing Xinzhou Complete

Equipment Co., Ltd. on the other, in relation to the

purchase of cases, cabinets, distribution frames,

flexible printed circuit boards and shelters, with

estimated maximum accumulated transaction amounts

[excluding VAT] as follows: RMB 1,000 million for

2010, RMB 1,300 million for 2011 and RMB 1,690

PROPOSAL #3.: Approve the Provision of Performance            ISSUER            YES             FOR                  FOR

Guarantee for Wholly-owned Subsidiary ZTE Telecom

India Private Limited, whereby the guarantee would be

 provided on behalf of ZTE India for an amount not

exceeding USD 33 million, comprising [1] the

provision of performance guarantee on behalf of ZTE

India for an amount not exceeding USD 30 million with

 a term commencing on the date on which the Frame

Contract takes effect upon execution and ending on

the date on which the performance of ZTE India's

obligations under the Frame Contract is completed,

and [2] the Company's application to the relevant

bank for the issuance of a bank assurance letter to

provide guarantee for an amount not exceeding USD 3

million in favor of the local Indian bank who has

provided on behalf of ZTE India a bank assurance

letter in respect of contract performance in favor of

 Unitech Wireless in connection with the Frame

Contract commencing on the date on which the relevant

 bank assurance letter is issued and ending on the

date of expiry of the bank assurance letter in

respect of contract performance provided by ZTE India

 in favor of Unitech Wireless under the Frame

Contract; the Bank assurance letter in respect of

contract performance provided by ZTE India shall be

valid from the date of issuance until the conclusion

of a 12-month period after the expiry of the last

warranty period of the equipment provided or the date

 on which the performance of ZTE India's obligations

under the Frame Contract is fully completed,

  ----------------------------------------------------------------------------------------------------------------------------------------------------------------

  ISSUER:                  ZURICH FINANCIAL SERVICES AG, ZUERICH

  TICKER:                  N/A                 CUSIP:   H9870Y105

  MEETING DATE:      3/30/2010                                                                                                         FOR/AGAINST

  PROPOSAL:                                                                            PROPOSED BY   VOTED?   VOTE CAST          MGMT

PROPOSAL #1.A: Approve the annual report, the annual         ISSUER            YES             FOR                  FOR

financial statements and the consolidated financial

statements for 2009

PROPOSAL #1.B: Approve the remuneration system                   ISSUER            YES             FOR                  FOR

according to the remuneration report

PROPOSAL #2.: Approve the appropriation of available         ISSUER            YES             FOR                  FOR

earnings of Zurich Financial Services Ltd for 2009

PROPOSAL #3.: Grant discharge to the Members of the          ISSUER            YES             FOR                  FOR

Board of Directors and the Group Executive Committee

PROPOSAL #4.: Approve the share capital reduction and        ISSUER            YES             FOR                  FOR

 amend the Articles of Incorporation [Article 5]

PROPOSAL #5.: Approve to increase the authorized                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5bis Paragraph 1]

PROPOSAL #6.: Approve to increase the contingent                ISSUER            YES             FOR                  FOR

share capital and amend the Articles of Incorporation

 [Article 5ter Paragraph 2a]

PROPOSAL #7.: Approve further change to the Articles         ISSUER            YES             FOR                  FOR

of Incorporation [Article 6]

PROPOSAL #8.1.1: Election of Mr. Josef Ackermann                ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.2: Re-election of Ms. Susan Bies                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.3: Re-election of Mr. Victor Chu                    ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.4: Re-election of Mr. Armin Meyer                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.1.5: Re-election of Mr. Rolf Watter                  ISSUER            YES             FOR                  FOR

PROPOSAL #8.2: Re-election of PricewaterhouseCoopers         ISSUER            YES             FOR                  FOR

AG as the Auditors

PROPOSAL #9.: Ad-hoc                                                                 ISSUER            YES             FOR                  FOR

                                                                          SIGNATURES

  Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

  By:     /s/F. William McNabb III

             (Heidi Stam)

             F. William McNabb III*

             Chairman and Chief Executive Officer

  Date:   August 30, 2010

      *  By Power of Attorney.  Filed on April 26, 2010, see File Number 33-53683.

                Incorporated by Reference.